UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number  811-07953

EQ ADVISORS TRUST

(Exact name of registrant as specified in charter)

1290 Avenue of the Americas New York, New York 10104

(Address of principal executive offices)

PATRICIA LOUIE, ESQ. Vice President and Associate General Counsel AXA Equitable Life Insurance Company 1290 Avenue of the Americas New York, New York 10104

(Name and Address of Agent for Service)

Copies to:

CLIFFORD J. ALEXANDER, ESQ.

MARK C. AMOROSI, ESQ.

K&L Gates LLP

1601 K Street, N.W.

Washington, D.C. 20006

Telephone: (202) 778-9000

Registrant’s telephone number, including area code: (212) 554-1234

Date of fiscal year end: December 31

Date of reporting period: January 1, 2010 - December 31, 2010

Item 1.	Reports to Stockholders.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).

EQ Advisors Trust

2010 Annual Report

This report is certified under the Sarbanes-Oxley Act of 2002, which requires that public companies, including mutual funds, affirm that the information provided in their annual and semi-annual shareholder reports fully and fairly represents their financial position.

EQ Advisors Trust Annual Report

December 31, 2010

2010 Overview

During 2010, the conventional wisdom of the marketplace changed several times. First a slow and steady recovery story gave way to a European-led meltdown, which in turn was replaced by a period of concern followed by cautious optimism at year end. Developing markets led the world economy in growth in 2010. The first quarter of 2010 started off with the hope that the worst of the economic troubles were over but in April, downgrades on Greek sovereign debt sparked a crisis that started in several small Eurozone countries. An equity “flash crash” in U.S. markets in May led to fears of deflation and a “double-dip” recession. A flight to quality accelerated as investors bought U.S. government debt hoping to protect principal.

Initial jobless claims remained high throughout the year. A second quantitative easing program (a.k.a. QE2) was enacted in November. The year closed out with Congress enacting a fiscal stimulus package that went beyond the expected continuation of tax cuts.

In 2010, the broad U.S. stock market posted double-digit percentage gains for the second consecutive year. The S&P 500 Index advanced 10.8% over the fourth quarter, finishing the year up 15.1%. All sectors in the Index increased over the year. Consumer discretionary, industrials, and materials experienced the most increase. Health care and utilities were lagging sectors for the year.

In the U.S. markets, small cap and mid cap stocks out performed larger cap stocks for the year. The S&P MidCap 400 Index was up 26.6% for the year. Small cap stocks experienced even stronger gains for the year as investors began to move into higher risk assets. The small-cap Russell 2000® Index advanced 26.9% for 2010. Growth stocks outpaced their value counterparts as the Russell 2000® Growth Index gained 29.1% for the year, while the Russell 2000® Value Index gained 24.5% for the year.

With the U.S. staging a continued healthy rally, results in the rest of the world were mixed in 2010. As represented by the MSCI EAFE Index, the international equity, developed markets index underperformed the U.S. large cap equity index for the year with the Index up 7.8% compared to the S&P 500 Index’s 15.1%.

Contrary to the positive gains witnessed by the equity markets, investment grade bond markets corrected later in the year though the Barclays Capital U.S. Aggregate Bond Index concluded with a return 6.5%.

There is no guarantee that the recent positive momentum will continue. Markets have risen in a seemingly short period of time. While it may appear that the initial crisis is behind us, there will be challenges ahead. We encourage investors to work with their financial professional to maintain a balanced portfolio consistent with their goals, time horizon and tolerance for the inevitable ups and downs of the financial markets. With that in mind, we believe patience and a long term view may help investors meet their financial goals.

Please see the following pages for highlights on each of the Portfolios in the EQ Advisors Trust including individual securities and sectors that helped or hindered performance during 2010.

NOTES ON PERFORMANCE (Unaudited)

Total Returns

Performance of the EQ Advisors Trust Portfolios as shown on the following pages compares each Portfolio’s performance to that of a broad-based securities index. Each of the Portfolio’s annualized rates of return is net of investment management fees and expenses of the Portfolio. Rates of return are not representative of the actual return you would receive under your variable life insurance policy or annuity contract. No policyholder or contractholder can invest directly in the EQ Advisors Trust Portfolios. Changes in policy values depend not only on the investment performance of the EQ Advisors Trust Portfolios, but also on the insurance and administrative charges, applicable sales charges, and the mortality and expense risk charge applicable under a policy. These policy charges effectively reduce the dollar amount of any net gains and increase the dollar amount of any net losses.

Each of the EQ Advisors Trust Portfolios has a separate investment objective it seeks to achieve by following a separate investment policy. There is no guarantee that these objectives will be attained. The objectives and policies of each Portfolio will affect its return and its risk. Keep in mind that past performance is not an indication of future results.

Growth of $10,000 Investment

The charts shown on the following pages illustrate the total value of an assumed investment in Class IA and/or Class IB shares of each Portfolio of the EQ Advisors Trust. The periods illustrated are from the inception dates shown, or for a ten year period if the inception date is prior to December 31, 2000, through December 31, 2010. These results assume reinvestment of dividends and capital gains. The total value shown for each Portfolio reflects management fees and operating expenses of the Portfolios and 12b-1 fees which are applicable to Class IB shares. They have not been adjusted for insurance-related charges and expenses associated with life insurance policies or annuity contracts, which would lower the total values shown. Results should not be considered representative of future gains or losses.

The Benchmarks

Broad-based securities indices are unmanaged and are not subject to fees and expenses typically associated with actively-managed funds. An investment cannot be made directly in a broad-based securities index. Comparisons with these benchmarks, therefore, are of limited use. They are included because they are widely known and may help you to understand the universe of securities from which each Portfolio is likely to select its holdings.

Barclays Capital U.S. Aggregate Bond Index

An unmanaged index considered representative of the U.S. investment grade fixed-rate bond market. Includes government and credit securities, agency mortgage pass through securities, asset-backed securities, and commercial mortgage-backed securities.

Barclays Capital Intermediate U.S. Government Bond Index

An unmanaged index of securities consisting of all U.S. Treasury and agency securities with remaining maturities of from one to ten years and issue amounts of at least $100 million outstanding.

Bank of America Merrill Lynch Global Broad Market Index (USD)

The Global Broad Market Index tracks the performance of investment-grade public debt issued in the major domestic and Eurobonds markets.

Bank of America Merrill Lynch USD 3 Month LIBOR Constant Maturity Index

An index which tracks the performance of a synthetic asset paying Libor to a stated maturity. The index is based on the assumed purchase at par of a synthetic instrument having exactly its stated maturity and without coupon equal to that day’s fixing rate. That issue is assumed to be sold the following business day (priced at a yield equal to the current fixing rate) and rolled into a new instrument.

Bank of America Merrill Lynch 3-Month Treasury Bill Index

A negotiable debt obligation issued by the U.S. government and backed by its full faith and credit, having a maturity of one year or less.

DJ EuroSTOXX 50 Index (“EuroSTOXX 50”)

The EuroSTOXX 50 Index is designed to represent the performance of some of the largest companies across all components of the 18 EURO STOXX Supersector Indexes. The EURO STOXX TMI Supersector Indexes represent the Eurozone portion of the EURO STOXX Total Market Index. The index covers approximately 95% of the freefloat market capitalization of the investable universe in the Eurozone. Index composition is reviewed annually and weights are reviewed quarterly. The 50 companies in the index are selected by first identifying the companies that equal approximately 60% of the free-float market capitalization of each corresponding EURO STOXX TMI Supersector Index. In addition, any stocks that are currently components of the index are added to the list. From that list, the 40 largest stocks are selected to be components of the index. In addition, any stocks that are current components of the Index (and ranked 41-60 on the list) are included as components.

FTSE 100 Index (“FTSE 100”)

The FTSE 100 Index is a market-capitalization weighted index representing the performance of the 100 largest UK-domiciled blue chip companies, which pass screening for size and liquidity. As of August 31, 2010, the FTSE 100 Index represents approximately 81% of the UK’s market capitalization.

Morgan Stanley Capital International (MSCI) EAFE Index

An unmanaged index considered representative of the market structure of the developed equity markets in Europe, Australia and the Far East.

MSCI AC World (Net) Index

A free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of the 24 developed and 21 emerging markets.

MSCI AC World Index ex. U.S. Growth

A free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of the 24 developed and the 21 emerging markets and has growth investment style characteristics.

MSCI World Composite Index

An unmanaged index considered representative of stock markets of developed countries.

MSCI World Index

A free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of the 24 developed markets.

Russell 1000® Index

An unmanaged index of common stocks that measures the performance of the 1,000 largest companies in the Russell 3000® Index, representing approximately 92% of the total market capitalization of the Russell 3000® Index.

NOTES ON PERFORMANCE (Unaudited)

Russell 1000® Growth Index

An unmanaged index which contains those Russell 1000 securities (1,000 largest securities in the Russell 3000® Index) with a greater-than-average growth orientation. Securities in this index tend to exhibit higher price-to-book and price-to-earnings ratios, lower dividend yields and higher forecasted growth values than the value universe.

Russell 1000® Value Index

An unmanaged index which contains those Russell 1000 securities (1,000 largest securities in the Russell 3000® Index) with a less-than-average growth orientation. It represents the universe of stocks from which value managers typically select. Securities in this index tend to exhibit lower price-to-book and price-to-earnings ratios, higher dividend yields and lower forecasted growth values than the growth universe.

Russell 2000® Index

An unmanaged index which tracks the performance of the 2000 smallest companies in the Russell 3000® Index, which represents approximately 8% of the total market capitalization of the Russell 3000® Index.

Russell 2000® Growth Index

An unmanaged index which measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000® Value Index

An unmanaged index which measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2500™ Value Index

An unmanaged index which contains those Russell 2500 securities (the bottom 500 securities in the Russell 1000® Index and all 2,000 securities in the Russell 2000® Index) with a less-than-average growth orientation. Securities in this index tend to exhibit lower price-to-book and price-earnings ratios, higher dividend yields and lower forecasted growth values than the growth universe.

Russell 3000® Index

An unmanaged index which measures the performance of the 3,000 largest U.S. companies, based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

Russell Mid Cap® Growth Index

An unmanaged index that measures the performance of those companies among the smallest 800 securities in the Russell 1000® Index with higher price-to-book ratios and higher forecasted growth values.

Russell Mid Cap® Value Index

An unmanaged index that measures the performance of those companies among the smallest 800 securities in the Russell 1000® Index with a less than average growth orientation.

Standard & Poor’s (S&P) 500 Index

An unmanaged index which contains 500 of the largest U.S. industrial, transportation, utility and financial companies deemed by Standard and Poor’s to be representative of the larger capitalization portion of the U.S. stock market.

Standard & Poor’s (S&P) Mid Cap 400 Index

An unmanaged index which tracks mid-sized companies. Today, mid-caps are recognized as an independent asset class, with risk/reward profiles that differ considerably from both large-caps and small-caps. It covers approximately 7% of the U.S. equities market.

S&P/ASX 200 Index (“S&P/ASX 200”)

The Standard & Poor’s Australian Security Exchange 200 (a.k.a. S&P/ASX 200 Index) is recognized as the primary investable benchmark in Australia. The index represents the 200 largest and most liquid publicly listed companies in Australia and represents approximately 78% of Australian equity market capitalization.

TOPIX Index (“TOPIX”)

The TOPIX, also known as the Tokyo Price Index, is a capitalization weighted index of all companies listed on the First Section of the Tokyo Stock Exchange. As of August 31, 2010, there were 1,669 companies represented in the index.

ALL ASSET ALLOCATION PORTFOLIO (Unaudited)

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/10
	1 Year	5 Years	10 Years	Since Incept.**
Portfolio – Class IA Shares*	15.20%	3.12%	1.20%	9.70%
Portfolio – Class IB Shares	14.95	3.05	1.17	9.68
S&P 500 Index	15.06	2.29	1.41	9.48
Barclays Capital U.S. Aggregate Bond Index	6.54	5.80	5.84	7.33

*   Date of inception 10/29/09. Returns shown for Class IA shares prior to this period are derived from the historical performance of Class IB shares adjusted to reflect the 12b-1 fees, applicable to Class IB shares; Class IA shares are not subject to any 12b-1 fees.

** Date of inception 8/1/88

    Returns for periods greater than one year are annualized

Past performance is not indicative of future results.

On September 9, 2005, the EQ/Enterprise Managed Portfolio was reorganized into the EQ/Enterprise Moderate Allocation Portfolio (now known as the All Asset Portfolio). Prior to September 9, 2005, the Portfolio invested directly in securities, rather than pursuing a “Fund of Funds” strategy.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned 14.95% for the year ended December 31, 2010. This compares to the returns of the following broad market benchmarks: S&P 500 Index 15.06% and the Barclays Capital U.S. Aggregate Bond Index 6.54%.

Portfolio Adviser

A team of professionals within the AXA Funds Management Group, a unit of AXA Equitable Life Insurance Company, determines the strategic asset class and underlying portfolio allocations for the Portfolio. The team also is responsible for the ongoing evaluation and selection of underlying portfolios and monitoring the overall investment process and performance for the Portfolio.

Portfolio Highlights

•	As of December 31, 2010, the Portfolio was invested in 45 underlying EQ Advisors Trust and AXA Premier VIP Portfolios and 10 exchange traded funds (ETFs1).

•	The Portfolio’s fixed income allocation consisted of investment grade bonds (18.6%), international bonds (3.3%) and high yield bonds (2.6%).

•	The Portfolio’s equity allocation consisted of large cap growth stocks (10.1%), large cap value stocks (10.3%), international stocks (19.2%) and small and mid cap stocks (17.7%).

•

The Portfolio also had 5.0% in real estate and 13.3% in alternative investments (e.g., exchange traded funds1) that invest in commodities and other instruments that derive their value from natural resources, and the EQ/GAMCO Mergers and Acquisitions Portfolio.

•	The Portfolio’s asset mix resulted in higher returns and lower risk (standard deviation) as compared to its benchmark.

•	In addition to gains in the small and mid cap asset classes, allocations to silver, gold, natural resources and real estate were also contributors to performance.

[1]	An exchange-traded fund, or ETF, is a fund that tracks an index, but is traded like a stock.

ALL ASSET ALLOCATION PORTFOLIO (Unaudited)

Portfolio Allocation (as a percentage of Total Investment Companies) As of December 31, 2010
EQ/International Core PLUS Portfolio	6.2%
EQ/Large Cap Growth PLUS Portfolio	6.2
EQ/Global Bond PLUS Portfolio	5.6
EQ/GAMCO Small Company Value Portfolio	5.5
iShares COMEX Gold Trust	5.5
Multimanager Core Bond Portfolio	4.9
EQ/Large Cap Core PLUS Portfolio	4.7
EQ/Global Multi-Sector Equity Portfolio	4.5
EQ/Davis New York Venture Portfolio	4.4
EQ/BlackRock Basic Value Equity Portfolio	4.3
EQ/GAMCO Mergers and Acquisitions Portfolio	3.9
iShares Barclays U.S. Treasury Inflation Protected Securities Fund	3.8
iShares Cohen & Steers Realty Majors Index Fund	3.1
SPDR Barclays Capital High Yield Bond ETF	2.6
iShares S&P North American Natural Resources Sector Index Fund	2.1
EQ/International Growth Portfolio	1.8
Multimanager Large Cap Core Equity Portfolio	1.8
EQ/AllianceBernstein Small Cap Growth Portfolio	1.7
iShares JP Morgan USD Emerging Markets Bond Fund	1.7
EQ/Boston Advisors Equity Income Portfolio	1.7
iShares MSCI EAFE Small Cap Index Fund	1.5
Multimanager Large Cap Value Portfolio	1.5
EQ/PIMCO Ultra Short Bond Portfolio	1.4
EQ/Large Cap Value PLUS Portfolio	1.4
EQ/Equity Growth PLUS Portfolio	1.3
Multimanager Small Cap Growth Portfolio	1.3
EQ/BlackRock International Value Portfolio	1.2
iShares Dow Jones U.S. Oil & Gas Exploration & Production Index Fund	1.2
EQ/AXA Franklin Small Cap Value Core Portfolio	1.2
iShares Silver Trust	1.1
Multimanager International Equity Portfolio	1.1
EQ/Intermediate Government Bond Index Portfolio	1.1
iShares S&P Developed ex-U.S. Property Index Fund	1.0
Vanguard REIT ETF	0.9
iShares FTSE China 25 Index Fund	0.9
EQ/Core Bond Index Portfolio	0.9
Multimanager Mid Cap Value Portfolio	0.8
iShares MSCI Emerging Markets Index Fund	0.8
Multimanager Mid Cap Growth Portfolio	0.8
iShares S&P Latin America 40 Index Fund	0.7
iShares S&P Global Energy Sector Index Fund	0.6
iShares S&P Global Clean Energy Index Fund	0.4
Multimanager Small Cap Value Portfolio	0.4
SPDR S&P Emerging Asia Pacific ETF	0.3
EQ/Small Company Index Portfolio	0.2

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2010 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/10	Ending Account Value 12/31/10	Expenses Paid During Period* 7/1/10 - 12/31/10
Class IA
Actual	$1,000.00	$1,195.60	$0.55
Hypothetical (5% average return before expenses)	1,000.00	1,024.70	0.51
Class IB
Actual	1,000.00	1,194.40	1.94
Hypothetical (5% average return before expenses)	1,000.00	1,023.44	1.79

*   Expenses are equal to the Portfolio’s Class IA and Class IB shares annualized expense ratios of 0.10% and 0.35%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

EQ ADVISORS TRUST

ALL ASSET ALLOCATION PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2010

	Number of Shares	Value (Note 1)

INVESTMENT COMPANIES:
EQ/AllianceBernstein Small Cap Growth Portfolio‡	282,544	$4,651,462
EQ/AXA Franklin Small Cap Value Core Portfolio‡	323,978	3,309,224
EQ/BlackRock Basic Value Equity Portfolio‡	866,265	11,824,720
EQ/BlackRock International Value Portfolio‡	293,239	3,430,619
EQ/Boston Advisors Equity Income Portfolio‡	868,083	4,560,199
EQ/Core Bond Index Portfolio‡	249,084	2,417,882
EQ/Davis New York Venture Portfolio‡	1,250,546	12,173,100
EQ/Equity Growth PLUS Portfolio‡	241,996	3,632,986
EQ/GAMCO Mergers and Acquisitions Portfolio‡	866,076	10,839,094
EQ/GAMCO Small Company Value Portfolio‡	392,350	15,315,349
EQ/Global Bond PLUS Portfolio‡	1,542,289	15,390,469
EQ/Global Multi-Sector Equity Portfolio‡	1,001,718	12,518,466
EQ/Intermediate Government Bond Index Portfolio‡	305,648	3,019,402
EQ/International Core PLUS Portfolio‡	1,795,393	17,248,788
EQ/International Growth Portfolio‡	782,077	5,074,227
EQ/Large Cap Core PLUS Portfolio‡	1,795,423	12,958,058
EQ/Large Cap Growth PLUS Portfolio‡	1,006,129	17,098,970
EQ/Large Cap Value PLUS Portfolio‡	377,343	3,844,227
EQ/PIMCO Ultra Short Bond Portfolio‡	397,439	3,953,019
EQ/Small Company Index Portfolio‡	54,636	574,574
iShares Barclays U.S. Treasury Inflation Protected Securities Fund	96,300	10,354,176
iShares Cohen & Steers Realty Majors Index Fund	129,100	8,484,452
iShares COMEX Gold Trust*	1,082,600	15,048,140
iShares Dow Jones U.S. Oil & Gas Exploration & Production Index Fund	51,920	3,315,092
iShares FTSE China 25 Index Fund	56,900	2,451,821
iShares JP Morgan USD Emerging Markets Bond Fund	42,760	4,578,741
iShares MSCI EAFE Small Cap Index Fund	99,200	4,187,232
iShares MSCI Emerging Markets Index Fund	44,700	2,128,614
iShares S&P Developed ex-U.S. Property Index Fund	79,800	2,732,990
iShares S&P Global Clean Energy Index Fund	68,310	1,079,298

	Number of Shares	Value (Note 1)

iShares S&P Global Energy Sector Index Fund	45,860	$1,791,292
iShares S&P Latin America 40 Index Fund	35,600	1,917,416
iShares S&P North American Natural Resources Sector Index Fund	139,060	5,797,411
iShares Silver Trust*	105,150	3,173,427
Multimanager Core Bond Portfolio‡	1,287,424	13,494,667
Multimanager International Equity Portfolio‡	273,936	3,022,956
Multimanager Large Cap Core Equity Portfolio‡	480,237	4,883,226
Multimanager Large Cap Value Portfolio‡	424,916	4,155,980
Multimanager Mid Cap Growth Portfolio*‡	224,792	2,077,720
Multimanager Mid Cap Value Portfolio‡	231,892	2,335,555
Multimanager Small Cap Growth Portfolio*‡	402,765	3,576,102
Multimanager Small Cap Value Portfolio‡	90,827	979,631
SPDR Barclays Capital High Yield Bond ETF	180,000	7,147,800
SPDR S&P Emerging Asia Pacific ETF	11,200	949,200
Vanguard REIT ETF	46,000	2,547,020

Total Investment Companies (98.9%) (Cost $254,915,975)		276,044,794

	Principal Amount	Value (Note 1)

SHORT-TERM INVESTMENT:
Time Deposit (1.3%)
JPMorgan Chase Nassau 0.000%, 1/3/11 (Cost $3,672,662)	$3,672,662	3,672,662

Total Investments (100.2%) (Cost $258,588,637)		279,717,456
Other Assets Less Liabilities (-0.2%)		(566,029)

Net Assets (100%)		$279,151,427

*	Non-income producing.

‡	Affiliated company as defined under the Investment Company Act of 1940.

The holdings in affiliated Investment Companies are all Class A shares for AXA Premier VIP Trust Portfolios (Multimanager) and Class IA shares for EQ Advisors Trust Portfolios.

See Notes to Financial Statements.

EQ ADVISORS TRUST

ALL ASSET ALLOCATION PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2010

Investments in companies which were affiliates for the year ended December 31, 2010, were as follows:

Securities	Market Value December 31, 2009	Purchases at Cost	Sales at Cost	Market Value December 31, 2010	Dividend Income	Realized Gain (Loss)
EQ/AllianceBernstein Small Cap Growth Portfolio	$—	$4,002,119	$—	$4,651,462	$2,118	$—
EQ/AXA Franklin Small Cap Value Core Portfolio	3,488,288	104,592	1,339,841	3,309,224	13,566	(375,498)
EQ/BlackRock Basic Value Equity Portfolio	15,990,679	352,532	7,130,695	11,824,720	168,884	(1,154,918)
EQ/BlackRock International Value Portfolio	9,014,546	220,414	9,869,872	3,430,619	37,247	(3,905,499)
EQ/Boston Advisors Equity Income Portfolio	4,570,851	829,634	1,190,852	4,560,199	110,187	228,614
EQ/Core Bond Index Portfolio	7,281,715	181,423	5,241,186	2,417,882	80,625	93,055
EQ/Davis New York Venture Portfolio	8,603,700	4,328,422	1,584,288	12,173,100	122,637	354,210
EQ/Equity Growth PLUS Portfolio	3,284,189	46,676	199,931	3,632,986	18,866	(29,569)
EQ/GAMCO Mergers and Acquisitions Portfolio	8,782,982	3,768,059	2,466,715	10,839,094	—	38,897
EQ/GAMCO Small Company Value Portfolio	10,831,737	2,251,770	1,565,296	15,315,349	84,026	(76,756)
EQ/Global Bond PLUS Portfolio	15,185,587	1,913,532	2,170,691	15,390,469	464,995	2,597
EQ/Global Multi-Sector Equity Portfolio	12,715,245	339,805	2,697,939	12,518,466	163,349	(1,020,455)
EQ/Intermediate Government Bond Index Portfolio	—	5,422,088	2,322,660	3,019,402	44,278	47,702
EQ/International Core PLUS Portfolio	21,027,144	609,318	9,583,679	17,248,788	334,086	(4,275,716)
EQ/International Growth Portfolio	—	4,585,061	185,919	5,074,227	52,617	12,837
EQ/Large Cap Core PLUS Portfolio	13,201,324	1,253,340	1,647,300	12,958,058	155,305	1,410,664
EQ/Large Cap Growth PLUS Portfolio	13,688,521	6,316,373	4,456,843	17,098,970	102,838	247,791
EQ/Large Cap Value PLUS Portfolio	6,404,805	134,187	2,636,092	3,844,227	51,873	639,307
EQ/PIMCO Ultra Short Bond Portfolio	—	3,959,916	—	3,953,019	9,915	—
EQ/Quality Bond PLUS Portfolio	3,385,935	160,586	3,494,128	—	—	211,587
EQ/Small Company Index Portfolio	499,054	9,881	34,839	574,574	6,284	14,307
Multimanager Core Bond Portfolio	8,302,902	8,888,518	3,477,078	13,494,667	305,999	324,742
Multimanager International Equity Portfolio	7,055,588	223,101	3,431,528	3,022,956	95,553	892,121
Multimanager Large Cap Core Equity Portfolio	4,939,876	95,101	761,733	4,883,226	24,615	(113,020)
Multimanager Large Cap Value Portfolio	6,731,119	154,758	4,022,284	4,155,980	45,192	(694,367)
Multimanager Mid Cap Growth Portfolio	1,808,650	14,386	272,254	2,077,720	—	(75,669)
Multimanager Mid Cap Value Portfolio	3,139,417	50,335	1,679,935	2,335,555	21,564	(286,766)
Multimanager Small Cap Growth Portfolio	6,500,040	1,623,471	5,787,366	3,576,102	—	(124,267)
Multimanager Small Cap Value Portfolio	850,245	11,981	91,988	979,631	3,750	(14,448)

	$197,284,139	$51,851,379	$79,342,932	$198,360,672	$2,520,369	$(7,628,517)

See Notes to Financial Statements.

EQ ADVISORS TRUST

ALL ASSET ALLOCATION PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2010

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2010:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with rules under the Investment Company Act of 1940. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Investment Companies
Exchange Traded Funds (ETFs)	$77,684,122	$—	$—	$77,684,122
Investment Companies	—	198,360,672	—	198,360,672
Short-Term Investments	—	3,672,662	—	3,672,662

Total Assets	$77,684,122	$202,033,334	$—	$279,717,456

Total Liabilities	$—	$—	$—	$—

Total	$77,684,122	$202,033,334	$—	$279,717,456

The Portfolio held no derivatives contracts during the year ended December 31, 2010.

Investment security transactions for the year ended December 31, 2010 were as follows:

Cost of Purchases:
Investment Companies	$71,072,434
Net Proceeds of Sales and Redemptions:
Investment Companies	$92,091,483

As of December 31, 2010, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$32,263,315
Aggretgate gross unrealized appreciation	(11,388,132)

Net unrealized appreciation	$20,875,183

Federal income tax cost of investments	$258,842,273

The Portfolio utilized net capital loss carryforward of $9,206 during 2010.

See Notes to Financial Statements.

EQ ADVISORS TRUST

ALL ASSET ALLOCATION PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2010

ASSETS
Investments at value:
Affiliated Issuers (Cost $191,087,734)	$198,360,672
Unaffiliated Issuers (Cost $67,500,903)	81,356,784
Cash	320
Dividends, interest and other receivables	199,863
Receivable for securities sold	50,363
Receivable from Separate Accounts for Trust shares sold	42,453
Other assets	2,561

Total assets	280,013,016

LIABILITIES
Payable for securities purchased	594,065
Payable to Separate Accounts for Trust shares redeemed	124,542
Distribution fees payable - Class IB	58,300
Administrative fees payable	20,665
Trustees’ fees payable	296
Accrued expenses	63,721

Total liabilities	861,589

NET ASSETS	$279,151,427

Net assets were comprised of:
Paid in capital	$353,242,943
Accumulated undistributed net investment income (loss)	247,670
Accumulated undistributed net realized gain (loss) on investments	(95,468,005)
Unrealized appreciation (depreciation) on investments	21,128,819

Net assets	$279,151,427

Class IA
Net asset value, offering and redemption price per share, $1,739,451 / 94,237 shares outstanding (unlimited amount authorized: $0.01 par value)	$18.46

Class IB
Net asset value, offering and redemption price per share, $277,411,976 / 14,996,104 shares outstanding (unlimited amount authorized: $0.01 par value)	$18.50

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2010

INVESTMENT INCOME
Dividends ($2,520,369 of dividend income received from affiliates)	$4,478,066
Interest	2

Total income	4,478,068

EXPENSES
Distribution fees - Class IB	658,561
Administrative fees	430,150
Investment management fees	264,129
Custodian fees	191,000
Printing and mailing expenses	35,195
Professional fees	22,626
Trustees’ fees	6,171
Miscellaneous	6,004

Gross expenses	1,613,836
Less: Waiver from investment advisor	(690,894)

Net expenses	922,942

NET INVESTMENT INCOME (LOSS)	3,555,126

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on securities (($9,024,528) of realized gain (loss) from affiliates)	(5,642,014)
Net distributions of realized gain received from Underlying Portfolios ($1,396,011 of realized gains received from affiliates)	1,526,579

Net realized gain (loss)	(4,115,435)

Net change in unrealized appreciation (depreciation) on securities	37,606,596

NET REALIZED AND UNREALIZED GAIN (LOSS)	33,491,161

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$37,046,287

See Notes to Financial Statements.

EQ ADVISORS TRUST

ALL ASSET ALLOCATION PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2010	2009
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$3,555,126	$5,050,686
Net realized gain (loss) on investments and net distributions of realized gain received from Underlying Portfolios	(4,115,435)	(36,796,802)
Net change in unrealized appreciation (depreciation) on investments	37,606,596	89,002,294

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	37,046,287	57,256,178

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class IA†	(27,314)	(222)
Class IB	(3,781,082)	(4,991,508)

	(3,808,396)	(4,991,730)

Distributions from net realized capital gains
Class IA†	(39,376)	(150)
Class IB	(6,965,180)	(4,334,294)

	(7,004,556)	(4,334,444)

TOTAL DIVIDENDS AND DISTRIBUTIONS	(10,812,952)	(9,326,174)

CAPITAL SHARES TRANSACTIONS:
Class IA†
Capital shares sold [ 106,264 and 610 shares, respectively ]	1,839,964	10,000
Capital shares issued in reinvestment of dividends and distributions [ 3,661 and 22 shares, respectively ]	66,690	372
Capital shares repurchased [ (16,320) and 0 shares, respectively ]	(272,696)	—

Total Class IA transactions	1,633,958	10,372

Class IB
Capital shares sold [ 881,360 and 496,204 shares, respectively ]	15,565,359	7,459,007
Capital shares issued in reinvestment of dividends and distributions [ 592,437 and 562,254 shares, respectively ]	10,746,262	9,325,802
Capital shares repurchased [ (2,538,590) and (2,833,476) shares, respectively ]	(44,052,888)	(41,100,159)

Total Class IB transactions	(17,741,267)	(24,315,350)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(16,107,309)	(24,304,978)

TOTAL INCREASE (DECREASE) IN NET ASSETS	10,126,026	23,625,026
NET ASSETS:
Beginning of year	269,025,401	245,400,375

End of year (a)	$279,151,427	$269,025,401

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$247,670	$137,724

† Class IA commenced operations on October 29, 2009.

See Notes to Financial Statements.

EQ ADVISORS TRUST

ALL ASSET ALLOCATION PORTFOLIO

FINANCIAL HIGHLIGHTS

Class IA	Year Ended December 31, 2010	October 29, 2009* to December 31, 2009
Net asset value, beginning of period	$16.72	$16.39

Income (loss) from investment operations:
Net investment income (loss) (x)	0.51 (e)	0.25 (e)
Net realized and unrealized gain (loss) on investments	2.02	0.69

Total from investment operations	2.53	0.94

Less distributions:
Dividends from net investment income	(0.31)	(0.36)
Distributions from net realized gains	(0.48)	(0.25)

Total dividends and distributions	(0.79)	(0.61)

Net asset value, end of period	$18.46	$16.72

Total return (b)	15.20%	5.75%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$1,739	$11
Ratio of expenses to average net assets:
After waivers and reimbursements (a)(f)	0.10%	0.10%
Before waivers and reimbursements (a)(f)	0.35%	0.43%
Ratio of net investment income to average net assets:
After waivers and reimbursements (a)(f)(x)	2.89%	8.39%
Before waivers and reimbursements (a)(f)(x)	2.64%	8.06%
Portfolio turnover rate	27%	44%

	Year Ended December 31,
Class IB	2010		2009		2008	2007	2006
Net asset value, beginning of year	$16.75		$13.76		$21.26	$21.12	$19.71

Income (loss) from investment operations:
Net investment income (loss) (x)	0.23	(e)	0.31	(e)	0.28 (e)	0.31 (e)	0.43 (e)
Net realized and unrealized gain (loss) on investments	2.26		3.28		(6.65)	0.63	1.58

Total from investment operations	2.49		3.59		(6.37)	0.94	2.01

Less distributions:
Dividends from net investment income	(0.26)		(0.32)		(0.42)	(0.80)	(0.60)
Distributions from net realized gains	(0.48)		(0.28)		(0.71)	—	—

Total dividends and distributions	(0.74)		(0.60)		(1.13)	(0.80)	(0.60)

Net asset value, end of year	$18.50		$16.75		$13.76	$21.26	$21.12

Total return	14.95%		26.12%		(30.37)%	4.52%	10.17%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$277,412		$269,015		$245,400	$431,095	$508,403
Ratio of expenses to average net assets:
After waivers and reimbursements (f)	0.35%		0.35%		0.35%	0.35%	0.35%
After waivers, reimbursements and fees paid indirectly (f)	0.35%		0.35%		0.35%	0.35%	0.35%
Before waivers, reimbursements and fees paid indirectly (f)	0.60	%(c)	0.68	%(c)	0.58%	0.55%	0.55%
Ratio of net investment income to average net assets:
After waivers and reimbursements (f)(x)	1.34%		2.06%		1.53%	1.42%	2.13%
After waivers, reimbursements and fees paid indirectly (f)(x)	1.34%		2.06%		1.53%	1.43%	2.13%
Before waivers, reimbursements and fees paid indirectly (f)(x)	1.08%		1.75%		1.29%	1.22%	1.93%
Portfolio turnover rate	27%		44%		34%	62%	15%

See Notes to Financial Statements.

EQ ADVISORS TRUST

ALL ASSET ALLOCATION PORTFOLIO

FINANCIAL HIGHLIGHTS (Continued)

*	Commencement of Operations.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(c)	Reflects overall fund ratios for non-class specific expense.
(e)	Net investment income per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds.
(x)	Recognition of net investment income is affected by the timing of dividend declarations by the underlying funds in which the Portfolio invests.

See Notes to Financial Statements.

AXA CONSERVATIVE STRATEGY PORTFOLIO (Unaudited)

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/10
	1 Year	Since Incept.*
Portfolio – Class IB Shares	7.23%	9.34%
S&P 500 Index	15.06	27.07
Barclays Capital U.S. Aggregate
Bond Index	6.54	7.13
* Date of inception 4/30/09 Returns for periods greater than one year are annualized

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned 7.23% for the year ended December 31, 2010. This compares to the returns of the following broad market benchmarks: S&P 500 Index 15.06% and the Barclays Capital U. S. Aggregate Bond Index 6.54%.

Portfolio Adviser

A team of professionals within the AXA Funds Management Group, a unit of AXA Equitable Life Insurance Company, determines the strategic asset class and underlying portfolio allocations for the Portfolio. The team also is responsible for the ongoing evaluation and selection of underlying portfolios and monitoring the overall investment process and performance for the Portfolio.

Portfolio Highlights

•	As of December 31, 2010, the Portfolio was invested in 7 underlying EQ Advisors Trust Portfolios. These included 4 equity portfolios and 3 fixed income portfolios.

•	The Portfolio’s fixed income allocation was 80.0% of the Portfolio’s assets.

•	The Portfolio’s equity allocation consisted of large cap growth stocks (5.0%), large cap value stocks (4.8%), international stocks (3.1%) and small and mid cap stocks (7.0%).

Portfolio Allocation (as a percentage of Total Investment Companies)
As of December 31, 2010
EQ/Core Bond Index Portfolio	34.5%
ATM Core Bond	34.3
AXA Tactical Manager 500 Portfolio-I	12.2
EQ/Intermediate Government Bond Index Portfolio	11.0
AXA Tactical Manager 2000 Portfolio-I	3.6
AXA Tactical Manager International Portfolio-I	3.0
AXA Tactical Manager 400 Portfolio-I	1.4

AXA CONSERVATIVE STRATEGY PORTFOLIO (Unaudited)

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2010 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/10	Ending Account Value 12/31/10	Expenses Paid During Period* 7/1/10 - 12/31/10
Class IB
Actual	$1,000.00	$1,049.50	$2.07
Hypothetical (5% average return before expenses)	1,000.00	1,023.19	2.04

*   Expenses are equal to the Portfolio’s Class IB shares annualized expense ratios of 0.40%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

EQ ADVISORS TRUST

AXA CONSERVATIVE STRATEGY PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2010

	Number of Shares	Value (Note 1)

INVESTMENT COMPANIES:
ATM Core Bond‡	5,940,682	$57,995,172
AXA Tactical Manager 2000 Portfolio-I‡	393,292	6,013,508
AXA Tactical Manager 400 Portfolio-I‡	152,219	2,346,831
AXA Tactical Manager 500 Portfolio-I‡	1,500,756	20,655,445
AXA Tactical Manager International Portfolio-I‡	405,416	5,153,712
EQ/Core Bond Index Portfolio‡	6,014,170	58,380,228
EQ/Intermediate Government Bond Index Portfolio‡	1,892,370	18,694,117

Total Investments (99.9%) (Cost $168,783,053)		169,239,013
Other Assets Less Liabilities (0.1%)		249,280

Net Assets (100%)		$169,488,293

‡	Affiliated company as defined under the Investment Company Act of 1940.

The holdings in affiliated Investment Companies are all Class IA shares for EQ Advisors Trust Portfolios.

Investments in companies which were affiliates for the year ended December 31, 2010, were as follows:

Securities	Market Value December 31, 2009	Purchases at Cost	Sales at Cost	Market Value December 31, 2010	Dividend Income	Realized Gain (Loss)
ATM Core Bond	$—	$59,282,307	$45,536	$57,995,172	$234,079	$(388)
AXA Tactical Manager 2000 Portfolio-I	1,102,458	6,360,138	2,152,884	6,013,508	17,487	378,950
AXA Tactical Manager 400 Portfolio-I	266,016	1,801,374	34,735	2,346,831	4,506	59,312
AXA Tactical Manager 500 Portfolio-I	4,448,661	17,427,513	2,809,561	20,655,445	101,242	771,888
AXA Tactical Manager International Portfolio-I	1,103,498	4,728,146	1,114,016	5,153,712	43,703	33,708
EQ/Core Bond Index Portfolio	22,460,805	88,509,781	51,569,687	58,380,228	1,383,442	2,866,066
EQ/Intermediate Government Bond Index Portfolio	3,942,089	16,337,018	1,540,754	18,694,117	261,092	48,058

	$33,323,527	$194,446,277	$59,267,173	$169,239,013	$2,045,551	$4,157,594

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA CONSERVATIVE STRATEGY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2010

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2010:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with rules under the Investment Company Act of 1940. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Investment Companies
Investment Companies	$—	$169,239,013	$—	$169,239,013

Total Assets	$—	$169,239,013	$—	$169,239,013

Total Liabilities	$—	$—	$—	$—

Total	$—	$169,239,013	$—	$169,239,013

The Portfolio held no derivatives contracts during the year ended December 31, 2010.

Investment security transactions for the year ended December 31, 2010 were as follows:

Cost of Purchases:
Investment Companies	$194,446,277
Net Proceeds of Sales and Redemptions:
Investment Companies	$62,775,095

As of December 31, 2010, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$3,287,631
Aggregate gross unrealized depreciation	(2,831,671)

Net unrealized appreciation	$455,960

Federal income tax cost of investments	$168,783,053

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA CONSERVATIVE STRATEGY PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2010

ASSETS
Investments at value:
Affiliated Issuers (Cost $168,783,053)	$169,239,013
Receivable from Separate Accounts for Trust shares sold	682,480
Other assets	42

Total assets	169,921,535

LIABILITIES
Overdraft payable	82,860
Payable for securities purchased	262,563
Distribution fees payable - Class IB	34,567
Administrative fees payable	15,627
Payable to Separate Accounts for Trust shares redeemed	3,050
Trustees’ fees payable	12
Accrued expenses	34,563

Total liabilities	433,242

NET ASSETS	$169,488,293

Net assets were comprised of:
Paid in capital	$165,768,352
Accumulated undistributed net investment income (loss)	—
Accumulated undistributed net realized gain (loss) on investments	3,263,981
Unrealized appreciation (depreciation) on investments	455,960

Net assets	$169,488,293

Class IB
Net asset value, offering and redemption price per share, $169,488,293 / 15,119,922 shares outstanding (unlimited amount authorized: $0.01 par value)	$11.21

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2010

INVESTMENT INCOME
Dividends (All dividend income received from affiliates)	$2,045,551

EXPENSES
Distribution fees - Class IB	240,311
Administrative fees	178,139
Investment management fees	96,123
Professional fees	36,778
Custodian fees	32,000
Printing and mailing expenses	11,158
Trustees’ fees	1,752
Miscellaneous	3,128

Gross expenses	599,389
Less: Waiver from investment advisor	(196,774)

Net expenses	402,615

NET INVESTMENT INCOME (LOSS)	1,642,936

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on securities (All realized gain (loss) from affiliates)	3,507,922
Net distributions of realized gain received from Underlying Portfolios (All realized gains received from affiliates)	649,672

Net realized gain (loss)	4,157,594
Net change in unrealized appreciation (depreciation) on securities	736,382

NET REALIZED AND UNREALIZED GAIN (LOSS)	4,893,976

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$6,536,912

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA CONSERVATIVE STRATEGY PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2010	April 30, 2009* to December 31, 2009
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$1,642,936	$509,185
Net realized gain (loss) on investments and net distributions of realized gain received from Underlying Portfolios	4,157,594	73,374
Net change in unrealized appreciation (depreciation) on investments	736,382	(280,422)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	6,536,912	302,137

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class IB	(1,940,363)	(514,611)

Distributions from net realized capital gains
Class IB	(606,306)	(58,112)

TOTAL DIVIDENDS AND DISTRIBUTIONS	(2,546,669)	(572,723)

CAPITAL SHARES TRANSACTIONS:
Class IB
Capital shares sold [ 13,633,510 and 3,191,099 shares, respectively ]	150,564,907	34,155,130
Capital shares issued in reinvestment of dividends and distributions [ 227,713 and 53,805 shares, respectively ]	2,546,669	572,723
Capital shares repurchased [ (1,897,515) and (98,690) shares, respectively ]	(21,118,732)	(1,052,061)

Total Class IB transactions	131,992,844	33,675,792

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	131,992,844	33,675,792

TOTAL INCREASE (DECREASE) IN NET ASSETS	135,983,087	33,405,206
NET ASSETS:
Beginning of period	33,505,206	100,000

End of period (a)	$169,488,293	$33,505,206

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$—	$—

* The Portfolio commenced operations on April 30, 2009.

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA CONSERVATIVE STRATEGY PORTFOLIO

FINANCIAL HIGHLIGHTS

Class IB	Year Ended December 31, 2010		April 30, 2009* to December 31, 2009
Net asset value, beginning of period	$10.62		$10.00

Income (loss) from investment operations:
Net investment income (loss) (x)	0.19	(e)	0.56	(e)
Net realized and unrealized gain (loss) on investments	0.57		0.27	†

Total from investment operations	0.76		0.83

Less distributions:
Dividends from net investment income	(0.13)		(0.19)
Distributions from net realized gains	(0.04)		(0.02)

Total dividends and distributions	(0.17)		(0.21)

Net asset value, end of period	$11.21		$10.62

Total return (b)	7.23%		8.26%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$169,488		$33,505
Ratio of expenses to average net assets:
After waivers and reimbursements (a)(f)	0.42	%(j)	0.42	%(j)
Before waivers and reimbursements (a)(f)	0.62%		2.00%
Ratio of net investment income to average net assets:
After waivers and reimbursements (a)(f)(x)	1.71%		7.82%
Before waivers and reimbursements (a)(f)(x)	1.50%		6.24%
Portfolio turnover rate	65%		15%
*	Commencement of Operations.
†	The amount shown for a share outstanding throughout the period does not accord with the aggregate net income and/or gain on investments for that period because of the timing of sales and repurchases of the Portfolio shares in relation to fluctuating market value of the investments in the Portfolio.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds.
(j)	Including direct and indirect expenses, the net expense ratio after waivers and reimbursements would be 0.95%.
(x)	Recognition of net investment income is affected by the timing of dividend declarations by the underlying funds in which the Portfolio invests.

See Notes to Financial Statements.

AXA CONSERVATIVE GROWTH STRATEGY PORTFOLIO (Unaudited)

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/10
	1 Year	Since Incept.*
Portfolio – Class IB Shares	9.05%	13.70%
S&P 500 Index	15.06	27.07
Barclays Capital U.S. Aggregate Bond Index	6.54	7.13
* Date of inception 4/30/09 Returns for periods greater than one year are annualized

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned 9.05% for the year ended December 31, 2010. This compares to the returns of the following broad market benchmarks: S&P 500 Index 15.06% and the Barclays Capital U.S. Aggregate Bond Index 6.54%.

Portfolio Adviser

A team of professionals within the AXA Funds Management Group, a unit of AXA Equitable Life Insurance Company, determines the strategic asset class and underlying portfolio allocations for the Portfolio. The team also is responsible for the ongoing evaluation and selection of underlying portfolios and monitoring the overall investment process and performance for the Portfolio.

Portfolio Highlights

•	As of December 31, 2010, the Portfolio was invested in 7 underlying EQ Advisors Trust Portfolios. These included 4 equity portfolios and 3 fixed income portfolios.

•	The Portfolio’s fixed income allocation was 59.6% of the Portfolio’s assets.

•	The Portfolio’s equity allocation consisted of large cap growth stocks (10.1%), large cap value stocks (9.7%), international stocks (6.2%) and small and mid cap stocks (14.0%).

Portfolio Allocation (as a percentage of Total Investment Companies)
As of December 31, 2010
ATM Core Bond	26.1%
EQ/Core Bond Index Portfolio	25.5
AXA Tactical Manager 500 Portfolio-I	24.6
EQ/Intermediate Government Bond Index Portfolio	8.0
AXA Tactical Manager 2000 Portfolio-I	7.4
AXA Tactical Manager International Portfolio-I	6.1
AXA Tactical Manager 400 Portfolio-I	2.3

AXA CONSERVATIVE GROWTH STRATEGY PORTFOLIO (Unaudited)

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2010 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/10	Ending Account Value 12/31/10	Expenses Paid During Period* 7/1/10 - 12/31/10
Class IB
Actual	$1,000.00	$1,094.40	$2.22
Hypothetical (5% average return before expenses)	1,000.00	1,023.09	2.14

*   Expenses are equal to the Portfolio’s Class IB shares annualized expense ratios of 0.42%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

EQ ADVISORS TRUST

AXA CONSERVATIVE GROWTH STRATEGY PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2010

	Number of Shares	Value (Note 1)

INVESTMENT COMPANIES:
ATM Core Bond‡	7,767,429	$75,828,563
AXA Tactical Manager 2000 Portfolio-I‡	1,399,628	21,400,565
AXA Tactical Manager 400 Portfolio-I‡	440,775	6,795,640
AXA Tactical Manager 500 Portfolio-I‡	5,194,201	71,489,651
AXA Tactical Manager International Portfolio-I‡	1,385,620	17,614,298
EQ/Core Bond Index Portfolio‡	7,637,167	74,134,845
EQ/Intermediate Government Bond Index Portfolio‡	2,354,668	23,261,011

Total Investments (100.2%) (Cost $283,265,399)		290,524,573
Other Assets Less Liabilities (-0.2%)		(466,806)

Net Assets (100%)		$290,057,767

‡	Affiliated company as defined under the Investment Company Act of 1940.

The holdings in affiliated Investment Companies are all Class IA shares for EQ Advisors Trust Portfolios.

Investments in companies which were affiliates for the year ended December 31, 2010, were as follows:

Securities	Market Value December 31, 2009	Purchases at Cost	Sales at Cost	Market Value December 31, 2010	Dividend Income	Realized Gain (Loss)
ATM Core Bond	$—	$77,426,657	$13,987	$75,828,563	$302,776	$(117)
AXA Tactical Manager 2000 Portfolio-I	3,167,799	20,817,391	4,980,490	21,400,565	59,383	1,247,527
AXA Tactical Manager 400 Portfolio-I	968,384	4,941,886	6,746	6,795,640	12,994	156,955
AXA Tactical Manager 500 Portfolio-I	14,756,651	56,175,002	4,756,870	71,489,651	347,539	2,149,813
AXA Tactical Manager International Portfolio-I	3,576,158	15,475,790	2,760,035	17,614,298	138,890	165,720
EQ/Core Bond Index Portfolio	27,237,062	111,525,001	63,430,811	74,134,845	1,750,078	3,590,201
EQ/Intermediate Government Bond Index Portfolio	4,779,761	20,606,505	2,075,924	23,261,011	322,906	65,705

	$54,485,815	$306,968,232	$78,024,863	$290,524,573	$2,934,566	$7,375,804

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA CONSERVATIVE GROWTH STRATEGY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2010

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2010:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with rules under the Investment Company Act of 1940. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Investment Companies
Investment Companies	$—	$290,524,573	$—	$290,524,573

Total Assets	$—	$290,524,573	$—	$290,524,573

Total Liabilities	$—	$—	$—	$—

Total	$—	$290,524,573	$—	$290,524,573

The Portfolio held no derivatives contracts during the year ended December 31, 2010.

Investment security transactions for the year ended December 31, 2010 were as follows:

Cost of Purchases:
Investment Companies	$306,968,232
Net Proceeds of Sales and Redemptions:
Investment Companies	$83,197,538

As of December 31, 2010, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$10,785,409
Aggregate gross unrealized depreciation	(3,526,235)

Net unrealized appreciation	$7,259,174

Federal income tax cost of investments	$283,265,399

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA CONSERVATIVE GROWTH STRATEGY PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2010

ASSETS
Investments at value:
Affiliated Issuers (Cost $283,265,399)	$290,524,573
Cash	210,336
Receivable from Separate Accounts for Trust shares sold	368,508
Other assets	69

Total assets	291,103,486

LIABILITIES
Payable for securities purchased	828,209
Payable to Separate Accounts for Trust shares redeemed	86,791
Distribution fees payable - Class IB	59,056
Administrative fees payable	32,521
Trustees’ fees payable	20
Accrued expenses	39,122

Total liabilities	1,045,719

NET ASSETS	$290,057,767

Net assets were comprised of:
Paid in capital	$277,608,066
Accumulated undistributed net investment income (loss)	—
Accumulated undistributed net realized gain (loss) on investments	5,190,527
Unrealized appreciation (depreciation) on investments	7,259,174

Net assets	$290,057,767

Class IB
Net asset value, offering and redemption price per share, $290,057,767 / 24,181,724 shares outstanding (unlimited amount authorized: $0.01 par value)	$11.99

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2010

INVESTMENT INCOME
Dividends (All dividend income received from affiliates)	$2,934,566

Total income	2,934,566

EXPENSES
Distribution fees - Class IB	407,139
Administrative fees	278,236
Investment management fees	162,854
Professional fees	38,037
Custodian fees	34,000
Printing and mailing expenses	19,021
Trustees’ fees	2,916
Miscellaneous	3,572

Gross expenses	945,775
Less: Waiver from investment advisor	(245,317)

Net expenses	700,458

NET INVESTMENT INCOME (LOSS)	2,234,108

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on securities (All realized gain (loss) from affiliates)	5,172,675
Net distributions of realized gain received from Underlying Portfolios (All realized gains received from affiliates)	2,203,129

Net realized gain (loss)	7,375,804
Net change in unrealized appreciation (depreciation) on securities	7,095,389

NET REALIZED AND UNREALIZED GAIN (LOSS)	14,471,193

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$16,705,301

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA CONSERVATIVE GROWTH STRATEGY PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2010	April 30, 2009* to December 31, 2009
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$2,234,108	$673,794
Net realized gain (loss) on investments and net distributions of realized gain received from Underlying Portfolios	7,375,804	211,789
Net change in unrealized appreciation (depreciation) on investments	7,095,389	163,785

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	16,705,301	1,049,368

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class IB	(3,125,820)	(689,883)

Distributions from net realized capital gains
Class IB	(1,293,922)	(195,761)

TOTAL DIVIDENDS AND DISTRIBUTIONS	(4,419,742)	(885,644)

CAPITAL SHARES TRANSACTIONS:
Class IB
Capital shares sold [ 20,059,746 and 4,908,253 shares, respectively ]	231,983,508	54,649,679
Capital shares issued in reinvestment of dividends and distributions [ 369,151 and 79,165 shares, respectively ]	4,419,742	885,644
Capital shares repurchased [ (1,180,166) and (64,425) shares, respectively ]	(13,712,115)	(717,974)

Total Class IB transactions	222,691,135	54,817,349

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	222,691,135	54,817,349

TOTAL INCREASE (DECREASE) IN NET ASSETS	234,976,694	54,981,073
NET ASSETS:
Beginning of period	55,081,073	100,000

End of period (a)	$290,057,767	$55,081,073

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$—	$—

* The Portfolio commenced operations on April 30, 2009.

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA CONSERVATIVE GROWTH STRATEGY PORTFOLIO

FINANCIAL HIGHLIGHTS

Class IB	Year Ended December 31, 2010		April 30, 2009* to December 31, 2009
Net asset value, beginning of period	$11.17		$10.00

Income (loss) from investment operations:
Net investment income (loss) (x)	0.16	(e)	0.46	(e)
Net realized and unrealized gain (loss) on investments	0.85		0.90

Total from investment operations	1.01		1.36

Less distributions:
Dividends from net investment income	(0.13)		(0.15)
Distributions from net realized gains	(0.06)		(0.04)

Total dividends and distributions	(0.19)		(0.19)

Net asset value, end of period	$11.99		$11.17

Total return (b)	9.05%		13.66%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$290,058		$55,081
Ratio of expenses to average net assets:
After waivers and reimbursements (a)(f)	0.43	%(j)	0.43	%(j)
Before waivers and reimbursements (a)(f)	0.58%		1.39%
Ratio of net investment income to average net assets:
After waivers and reimbursements (a)(f)(x)	1.37%		6.07%
Before waivers and reimbursements (a)(f)(x)	1.22%		5.12%
Portfolio turnover rate	51%		22%
*	Commencement of Operations.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds.
(j)	Including direct and indirect expenses, the net expense ratio after waivers and reimbursements would be 1.00%.
(x)	Recognition of net investment income is affected by the timing of dividend declarations by the underlying funds in which the Portfolio invests.

See Notes to Financial Statements.

AXA BALANCED STRATEGY PORTFOLIO (Unaudited)

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/10
	1 Year	Since Incept.**
Portfolio – Class IA Shares*	10.31%	15.38%
Portfolio – Class IB Shares	10.11	15.20
S&P 500 Index	15.06	27.07
Barclays Capital U.S. Aggregate Bond Index	6.54	7.13

*   Date of inception 9/11/09. Returns shown for Class IA shares prior to this period are derived from the historical performance of Class IB shares adjusted to reflect the 12b-1 fees, applicable to Class IB shares; Class IA shares are not subject to any 12b-1 fees.

** Date of inception 4/30/09

    Returns for periods greater than one year are annualized

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned 10.11% for the year ended December 31, 2010. This compares to the returns of the following broad market benchmarks S&P 500 Index 15.06% and the Barclays Capital U.S. Aggregate Bond Index 6.54%.

Portfolio Adviser

A team of professionals within the AXA Funds Management Group, a unit of AXA Equitable Life Insurance Company, determines the strategic asset class and underlying portfolio allocations for the Portfolio. The team also is responsible for the ongoing evaluation and selection of underlying portfolios and monitoring the overall investment process and performance for the Portfolio.

Portfolio Highlights

•	As of December 31, 2010, the Portfolio was invested in 7 underlying EQ Advisors Trust Portfolios. These included 4 equity portfolios and 3 fixed income portfolios.

•	The Portfolio’s fixed income allocation was 49.9% of the Portfolio’s assets.

•	The Portfolio’s equity allocation consisted of large cap growth stocks (12.6%), large cap value stocks (12.2%), international stocks (7.8%) and small and mid cap stocks (17.4%).

Portfolio Allocation (as a percentage of Total Investment Companies)
As of December 31, 2010
AXA Tactical Manager 500 Portfolio-I	30.8%
ATM Core Bond	21.7
EQ/Core Bond Index Portfolio	21.1
AXA Tactical Manager 2000 Portfolio-I	9.6
AXA Tactical Manager International Portfolio-I	7.7
EQ/Intermediate Government Bond Index Portfolio	6.6
AXA Tactical Manager 400 Portfolio-I	2.5

AXA BALANCED STRATEGY PORTFOLIO (Unaudited)

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2010 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/10	Ending Account Value 12/31/10	Expenses Paid During Period* 7/1/10 - 12/31/10
Class IA
Actual	$1,000.00	$1,119.90	$1.18
Hypothetical (5% average return before expenses)	1,000.00	1,024.10	1.12
Class IB
Actual	1,000.00	1,118.90	2.46
Hypothetical (5% average return before expenses)	1,000.00	1,022.89	2.35

*   Expenses are equal to the Portfolio’s Class IA and Class IB shares annualized expense ratios of 0.22% and 0.46%, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

EQ ADVISORS TRUST

AXA BALANCED STRATEGY PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2010

	Number of Shares	Value (Note 1)
INVESTMENT COMPANIES:
ATM Core Bond‡	11,898,313	$116,155,802
AXA Tactical Manager 2000 Portfolio-I‡	3,349,247	51,210,597
AXA Tactical Manager 400 Portfolio-I‡	882,588	13,607,274
AXA Tactical Manager 500 Portfolio-I‡	11,989,012	165,009,082
AXA Tactical Manager International Portfolio-I‡	3,234,147	41,113,105
EQ/Core Bond Index Portfolio‡	11,666,370	113,246,777
EQ/Intermediate Government Bond Index Portfolio‡	3,598,260	35,546,061

Total Investments (99.9%) (Cost $516,512,975)		535,888,698
Other Assets Less Liabilities (0.1%)		792,199

Net Assets (100%)		$536,680,897

‡	Affiliated company as defined under the Investment Company Act of 1940.

The holdings in affiliated Investment Companies are all Class IA shares for EQ Advisors Trust Portfolios.

Investments in companies which were affiliates for the year ended December 31, 2010, were as follows:

Securities	Market Value December 31, 2009	Purchases at Cost	Sales at Cost	Market Value December 31, 2010	Dividend Income	Realized Gain (Loss)
ATM Core Bond	$—	$118,513,550	$—	$116,155,802	$458,306	$218
AXA Tactical Manager 2000 Portfolio-I	7,926,386	47,426,957	9,864,233	51,210,597	138,436	2,735,943
AXA Tactical Manager 400 Portfolio-I	1,903,262	9,929,156	—	13,607,274	25,884	305,925
AXA Tactical Manager 500 Portfolio-I	32,436,758	127,326,945	7,122,457	165,009,082	802,098	4,428,343
AXA Tactical Manager International Portfolio-I	8,156,495	35,283,262	5,362,485	41,113,105	317,729	394,861
EQ/Core Bond Index Portfolio	40,813,383	170,867,122	96,430,699	113,246,777	2,658,558	5,378,301
EQ/Intermediate Government Bond Index Portfolio	7,161,356	31,685,724	3,189,885	35,546,061	490,737	101,115

	$98,397,640	$541,032,716	$121,969,759	$535,888,698	$4,891,748	$13,344,706

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA BALANCED STRATEGY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2010

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2010:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with rules under the Investment Company Act of 1940. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Investment Companies
Investment Companies	$—	$535,888,698	$—	$535,888,698

Total Assets	$—	$535,888,698	$—	$535,888,698

Total Liabilities	$—	$—	$—	$—

Total	$—	$535,888,698	$—	$535,888,698

The Portfolio held no derivatives contracts during the year ended December 31, 2010.

Investment security transactions for the year ended December 31, 2010 were as follows:

Cost of Purchases:
Investment Companies	$541,032,716
Net Proceeds of Sales and Redemptions:
Investment Companies	$130,299,999

As of December 31, 2010, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$24,813,961
Aggregate gross unrealized depreciation	(5,438,238)

Net unrealized appreciation	$19,375,723

Federal income tax cost of investments	$516,512,975

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA BALANCED STRATEGY PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2010

ASSETS
Investments at value:
Affiliated Issuers (Cost $516,512,975)	$535,888,698
Cash	114,552
Receivable from Separate Accounts for Trust shares sold	2,332,468
Other assets	119

Total assets	538,335,837

LIABILITIES
Payable for securities purchased	1,298,743
Payable to Separate Accounts for Trust shares redeemed	122,515
Distribution fees payable - Class IB	108,291
Administrative fees payable	67,781
Investment management fees payable	9,090
Trustees’ fees payable	42
Accrued expenses	48,478

Total liabilities	1,654,940

NET ASSETS	$536,680,897

Net assets were comprised of:
Paid in capital	$508,565,628
Accumulated undistributed net investment income (loss)	—
Accumulated undistributed net realized gain (loss) on investments	8,739,546
Unrealized appreciation (depreciation) on investments	19,375,723

Net assets	$536,680,897

Class IA
Net asset value, offering and redemption price per share, $361,694 / 29,521 shares outstanding (unlimited amount authorized: $0.01 par value)	$12.25

Class IB
Net asset value, offering and redemption price per share, $536,319,203 / 43,726,368 shares outstanding (unlimited amount authorized: $0.01 par value)	$12.27

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2010

INVESTMENT INCOME
Dividends (All dividend income received from affiliates)	$4,891,748

EXPENSES
Distribution fees - Class IB	722,661
Administrative fees	468,325
Investment management fees	289,579
Professional fees	40,398
Custodian fees	38,001
Printing and mailing expenses	33,738
Trustees’ fees	5,126
Miscellaneous	4,802

Gross expenses	1,602,630
Less: Waiver from investment advisor	(268,386)

Net expenses	1,334,244

NET INVESTMENT INCOME (LOSS)	3,557,504

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on securities (All realized gain (loss) from affiliates)	8,330,240
Net distributions of realized gain received from Underlying Portfolios (All realized gains received from affiliates)	5,014,466

Net realized gain (loss)	13,344,706
Net change in unrealized appreciation (depreciation) on securities	18,428,101

NET REALIZED AND UNREALIZED GAIN (LOSS)	31,772,807

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$35,330,311

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA BALANCED STRATEGY PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2010	April 30, 2009* to December 31, 2009
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$3,557,504	$988,309
Net realized gain (loss) on investments and net distributions of realized gain received from Underlying Portfolios	13,344,706	467,740
Net change in unrealized appreciation (depreciation) on investments	18,428,101	947,622

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	35,330,311	2,403,671

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class IA†	(4,927)	(5,265)
Class IB	(5,803,239)	(1,020,006)

	(5,808,166)	(1,025,271)

Distributions from net realized capital gains
Class IA†	(1,631)	(1,932)
Class IB	(2,352,244)	(430,156)

	(2,353,875)	(432,088)

TOTAL DIVIDENDS AND DISTRIBUTIONS	(8,162,041)	(1,457,359)

CAPITAL SHARES TRANSACTIONS:
Class IA†
Capital shares sold [ 92,945 and 35,558 shares, respectively ]	1,077,661	400,642
Capital shares issued in reinvestment of dividends and distributions [ 536 and 635 shares, respectively ]	6,558	7,197
Capital shares repurchased [ (99,708) and (445) shares, respectively ]	(1,155,529)	(5,069)

Total Class IA transactions	(71,310)	402,770

Class IB
Capital shares sold [ 35,334,565 and 8,743,455 shares, respectively ]	413,965,188	98,073,031
Capital shares issued in reinvestment of dividends and distributions [ 666,023 and 127,870 shares, respectively ]	8,155,483	1,450,162
Capital shares repurchased [ (1,032,021) and (123,524) shares, respectively ]	(12,118,359)	(1,390,650)

Total Class IB transactions	410,002,312	98,132,543

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	409,931,002	98,535,313

TOTAL INCREASE (DECREASE) IN NET ASSETS	437,099,272	99,481,625
NET ASSETS:
Beginning of period	99,581,625	100,000

End of period (a)	$536,680,897	$99,581,625

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$—	$—

* The Portfolio commenced operations on April 30, 2009.
† Class IA commenced operations on September 11, 2009.

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA BALANCED STRATEGY PORTFOLIO

FINANCIAL HIGHLIGHTS

Class IA	Year Ended December 31, 2010		September 11, 2009* to December 31, 2009
Net asset value, beginning of period	$11.31		$11.18

Income (loss) from investment operations:
Net investment income (loss) (x)	0.05	(e)	0.16	(e)
Net realized and unrealized gain (loss) on investments	1.12		0.17

Total from investment operations	1.17		0.33

Less distributions:
Dividends from net investment income	(0.17)		(0.15)
Distributions from net realized gains	(0.06)		(0.05)

Total dividends and distributions	(0.23)		(0.20)

Net asset value, end of period	$12.25		$11.31

Total return (b)	10.31%		2.99%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$362		$404
Ratio of expenses to average net assets:
After waivers and reimbursements (a)(f)	0.22	%(j)	0.15	%(j)
Before waivers and reimbursements (a)(f)	0.31%		0.54%
Ratio of net investment income to average net assets:
After waivers and reimbursements (a)(f)(x)	0.46%		4.53%
Before waivers and reimbursements (a)(f)(x)	0.36%		4.14%
Portfolio turnover rate	45%		30%

Class IB	Year Ended December 31, 2010		April 30, 2009* to December 31, 2009
Net asset value, beginning of period	$11.32		$10.00

Income (loss) from investment operations:
Net investment income (loss) (x)	0.15	(e)	0.37	(e)
Net realized and unrealized gain (loss) on investments	1.00		1.13

Total from investment operations	1.15		1.50

Less distributions:
Dividends from net investment income	(0.14)		(0.13)
Distributions from net realized gains	(0.06)		(0.05)

Total dividends and distributions	(0.20)		(0.18)

Net asset value, end of period	$12.27		$11.32

Total return (b)	10.11%		15.05%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$536,319		$99,177
Ratio of expenses to average net assets:
After waivers and reimbursements (a)(f)	0.47	%(c)(j)	0.47	%(j)
Before waivers and reimbursements (a)(f)	0.56	%(c)	1.01%
Ratio of net investment income to average net assets:
After waivers and reimbursements (a)(f)(x)	1.23%		4.92%
Before waivers and reimbursements (a)(f)(x)	1.14%		4.38%
Portfolio turnover rate	45%		30%
*	Commencement of Operations.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(c)	Reflects overall fund ratios for non-class specific expense.
(e)	Net investment income per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds.
(j)	Including direct and indirect expenses, the net expense ratio after waivers and reimbursements would be 0.80% for Class IA and 1.05% for Class IB.
(x)	Recognition of net investment income is affected by the timing of dividend declarations by the underlying funds in which the Portfolio invests.

See Notes to Financial Statements.

AXA MODERATE GROWTH STRATEGY PORTFOLIO (Unaudited)

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/10
	1 Year	Since Incept.*
Portfolio – Class IB Shares	10.84%	18.58%
S&P 500 Index	15.06	27.07
Barclays Capital U.S. Aggregate Bond Index	6.54	7.13
* Date of inception 4/30/09 Returns for periods greater than one year are annualized

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned 10.84% for the year ended December 31, 2010. This compares to the returns of the following broad market benchmarks: S&P 500 Index 15.06% and the Barclays Capital U.S. Aggregate Bond Index 6.54%.

Portfolio Adviser

A team of professionals within the AXA Funds Management Group, a unit of AXA Equitable Life Insurance Company, determines the strategic asset class and underlying portfolio allocations for the Portfolio. The team also is responsible for the ongoing evaluation and selection of underlying portfolios and monitoring the overall investment process and performance for the Portfolio.

Portfolio Highlights

•	As of December 31, 2010, the Portfolio was invested in 7 underlying EQ Advisors Trust Portfolios. These included 4 equity portfolios and 3 fixed income portfolios.

•	The Portfolio’s fixed income allocation was 39.9% of the Portfolio’s assets.

•	The Portfolio’s equity allocation consisted of large cap growth stocks (15.2%), large cap value stocks (14.6%), international stocks (9.6%) and small and mid cap stocks (20.7%).

Portfolio Allocation (as a percentage of Total Investment Companies)
As of December 31, 2010
AXA Tactical Manager 500 Portfolio-I	37.0%
ATM Core Bond	17.5
EQ/Core Bond Index Portfolio	16.7
AXA Tactical Manager 2000 Portfolio-I	11.5
AXA Tactical Manager International Portfolio-I	9.4
EQ/Intermediate Government Bond Index Portfolio	5.2
AXA Tactical Manager 400 Portfolio-I	2.7

AXA MODERATE GROWTH STRATEGY PORTFOLIO (Unaudited)

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2010 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/10	Ending Account Value 12/31/10	Expenses Paid During Period* 7/1/10 - 12/31/10
Class IB
Actual	$1,000.00	$1,142.20	$2.65
Hypothetical (5% average return before expenses)	1,000.00	1,022.74	2.50

*   Expenses are equal to the Portfolio’s Class IB shares annualized expense ratios of 0.49%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

EQ ADVISORS TRUST

AXA MODERATE GROWTH STRATEGY PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2010

	Number of Shares	Value (Note 1)
INVESTMENT COMPANIES:
ATM Core Bond‡	23,082,893	$225,343,882
AXA Tactical Manager 2000 Portfolio-I‡	9,694,323	148,227,952
AXA Tactical Manager 400 Portfolio-I‡	2,227,650	34,344,714
AXA Tactical Manager 500 Portfolio-I‡	34,678,848	477,297,447
AXA Tactical Manager International Portfolio-I‡	9,498,134	120,741,698
EQ/Core Bond Index Portfolio‡	22,274,987	216,225,836
EQ/Intermediate Government Bond Index Portfolio‡	6,861,649	67,784,033

Total Investments (100.0%) (Cost $1,231,126,685)		1,289,965,562
Other Assets Less Liabilities (0.0%)		(240,595)

Net Assets (100%)		$1,289,724,967

‡	Affiliated company as defined under the Investment Company Act of 1940.

The holdings in affiliated Investment Companies are all Class IA shares for EQ Advisors Trust Portfolios.

Investments in companies which were affiliates for the year ended December 31, 2010, were as follows:

Securities	Market Value December 31, 2009	Purchases at Cost	Sales at Cost	Market Value December 31, 2010	Dividend Income	Realized Gain (Loss)
ATM Core Bond	$—	$229,839,512	$—	$225,343,882	$882,572	$420
AXA Tactical Manager 2000 Portfolio-I	21,087,417	138,248,617	27,059,623	148,227,952	399,734	8,061,590
AXA Tactical Manager 400 Portfolio-I	4,785,391	25,270,740	—	34,344,714	64,911	779,096
AXA Tactical Manager 500 Portfolio-I	85,850,301	369,822,759	13,629,710	477,297,447	2,285,014	11,345,157
AXA Tactical Manager International Portfolio-I	21,149,227	101,011,541	10,035,944	120,741,698	938,103	901,484
EQ/Core Bond Index Portfolio	71,721,759	331,580,881	183,224,478	216,225,836	5,049,614	10,075,523
EQ/Intermediate Government Bond Index Portfolio	12,585,858	62,432,859	6,989,220	67,784,033	930,237	210,780

	$217,179,953	$1,258,206,909	$240,938,975	$1,289,965,562	$10,550,185	$31,374,050

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA MODERATE GROWTH STRATEGY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2010

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2010:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with rules under the Investment Company Act of 1940. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Investment Companies
Investment Companies	$—	$1,289,965,562	$—	$1,289,965,562

Total Assets	$—	$1,289,965,562	$—	$1,289,965,562

Total Liabilities	$—	$—	$—	$—

Total	$—	$1,289,965,562	$—	$1,289,965,562

The Portfolio held no derivatives contracts during the year ended December 31, 2010.

Investment security transactions for the year ended December 31, 2010 were as follows:

Cost of Purchases:
Investment Companies	$1,258,206,909
Net Proceeds of Sales and Redemptions:
Investment Companies	$258,100,000

As of December 31, 2010, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$69,143,897
Aggregate gross unrealized depreciation	(10,305,020)

Net unrealized appreciation	$58,838,877

Federal income tax cost of investments	$1,231,126,685

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA MODERATE GROWTH STRATEGY PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2010

ASSETS
Investments at value:
Affiliated Issuers (Cost $1,231,126,685)	$1,289,965,562
Receivable from Separate Accounts for Trust shares sold	3,334,287
Other assets	262

Total assets	1,293,300,111

LIABILITIES
Overdraft payable	1,350,010
Payable for securities purchased	1,667,325
Distribution fees payable - Class IB	258,807
Administrative fees payable	158,045
Investment management fees payable	66,230
Payable to Separate Accounts for Trust shares redeemed	5,319
Trustees’ fees payable	101
Accrued expenses	69,307

Total liabilities	3,575,144

NET ASSETS	$1,289,724,967

Net assets were comprised of:
Paid in capital	$1,211,380,909
Accumulated undistributed net investment income (loss)	—
Accumulated undistributed net realized gain (loss) on investments	19,505,181
Unrealized appreciation (depreciation) on investments	58,838,877

Net assets	$1,289,724,967

Class IB
Net asset value, offering and redemption price per share, $1,289,724,967 / 100,010,559 shares outstanding (unlimited amount authorized: $0.01 par value)	$12.90

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2010

INVESTMENT INCOME
Dividends (All dividend income received from affiliates)	$10,550,185

EXPENSES
Distribution fees - Class IB	1,701,239
Administrative fees	1,054,700
Investment management fees	680,490
Printing and mailing expenses	79,775
Professional fees	47,728
Custodian fees	36,001
Trustees’ fees	11,898
Miscellaneous	7,519

Gross expenses	3,619,350
Less: Waiver from investment advisor	(270,490)

Net expenses	3,348,860

NET INVESTMENT INCOME (LOSS)	7,201,325

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on securities (All realized gain (loss) from affiliates)	17,161,025
Net distributions of realized gain received from Underlying Portfolios (All realized gains received from Affiliates)	14,213,025

Net realized gain (loss)	31,374,050
Net change in unrealized appreciation (depreciation) on securities	55,517,675

NET REALIZED AND UNREALIZED GAIN (LOSS)	86,891,725

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$94,093,050

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA MODERATE GROWTH STRATEGY PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2010	April 30, 2009* to December 31, 2009
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$7,201,325	$1,765,263
Net realized gain (loss) on investments and net distributions of realized gain received from Underlying Portfolios	31,374,050	1,191,709
Net change in unrealized appreciation (depreciation) on investments	55,517,675	3,321,202

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	94,093,050	6,278,174

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class IB	(13,566,884)	(1,859,590)

Distributions from net realized capital gains
Class IB	(5,500,132)	(1,102,086)

TOTAL DIVIDENDS AND DISTRIBUTIONS	(19,067,016)	(2,961,676)

CAPITAL SHARES TRANSACTIONS:
Class IB
Capital shares sold [81,469,544 and 18,377,939 shares, respectively ]	994,619,486	213,812,901
Capital shares issued in reinvestment of dividends and distributions [1,480,731 and 250,403 shares, respectively ]	19,067,016	2,961,676
Capital shares repurchased [(1,498,075) and (79,983) shares, respectively ]	(18,266,829)	(911,815)

Total Class IB transactions	995,419,673	215,862,762

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	995,419,673	215,862,762

TOTAL INCREASE (DECREASE) IN NET ASSETS	1,070,445,707	219,179,260
NET ASSETS:
Beginning of period	219,279,260	100,000

End of period (a)	$1,289,724,967	$219,279,260

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$—	$—

* The Portfolio commenced operations on April 30, 2009.

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA MODERATE GROWTH STRATEGY PORTFOLIO

FINANCIAL HIGHLIGHTS

Class IB	Year Ended December 31, 2010		April 30, 2009* to December 31, 2009
Net asset value, beginning of period	$11.82		$10.00

Income (loss) from investment operations:
Net investment income (loss) (x)	0.13	(e)	0.31	(e)
Net realized and unrealized gain (loss) on investments	1.15		1.69

Total from investment operations	1.28		2.00

Less distributions:
Dividends from net investment income	(0.14)		(0.11)
Distributions from net realized gains	(0.06)		(0.07)

Total dividends and distributions	(0.20)		(0.18)

Net asset value, end of period	$12.90		$11.82

Total return (b)	10.84%		19.95%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$1,289,725		$219,279
Ratio of expenses to average net assets:
After waivers (a)(f)	0.49	%(j)	0.50	%(j)
Before waivers (a)(f)	0.53%		0.75%
Ratio of net investment income to average net assets:
After waivers (a)(f)(x)	1.06%		3.96%
Before waivers (a)(f)(x)	1.02%		3.71%
Portfolio turnover rate	38%		33%
*	Commencement of Operations.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds.
(j)	Including direct and indirect expenses, the net expense ratio after waivers and reimbursements would be 1.10%.
(x)	Recognition of net investment income is affected by the timing of dividend declarations by the underlying funds in which the Portfolio invests.

See Notes to Financial Statements.

AXA GROWTH STRATEGY PORTFOLIO (Unaudited)

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/10
	1 Year	Since Incept.**
Portfolio – Class IA Shares*	11.96%	19.65%
Portfolio – Class IB Shares	11.67	19.40
S&P 500 Index	15.06	27.07
Barclays Capital U.S. Aggregate Bond Index	6.54	7.13

*   Date of inception 9/11/09. Returns shown for Class IA shares prior to this period are derived from the historical performance of Class IB shares adjusted to reflect the 12b-1 fees, applicable to Class IB shares; Class IA shares are not subject to any 12b-1 fees.

** Date of inception 4/30/09

    Returns for periods greater than one year are annualized

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned 11.67% for the year ended December 31, 2010. This compares to the returns of the following broad market benchmarks: S&P 500 Index 15.06% and the Barclays Capital U.S. Aggregate Bond Index 6.54%.

Portfolio Adviser

A team of professionals within the AXA Funds Management Group, a unit of AXA Equitable Life Insurance Company, determines the strategic asset class and underlying portfolio allocations for the Portfolio. The team also is responsible for the ongoing evaluation and selection of underlying portfolios and monitoring the overall investment process and performance for the Portfolio.

Portfolio Highlights

•	As of December 31, 2010, the Portfolio was invested in 7 underlying EQ Advisors Trust Portfolios. These included 4 equity portfolios and 3 fixed income portfolios.

•	The Portfolio’s fixed income allocation was 29.9% of the Portfolio’s assets.

•	The Portfolio’s equity allocation consisted of large cap growth stocks (17.7%), large cap value stocks (17.1%), international stocks (11.2%) and small and mid cap stocks (24.1%).

Portfolio Allocation (as a percentage of Total Investment Companies)
As of December 31, 2010
AXA Tactical Manager 500 Portfolio-I	43.1%
AXA Tactical Manager 2000 Portfolio-I	13.6
ATM Core Bond	13.5
EQ/Core Bond Index Portfolio	12.1
AXA Tactical Manager International Portfolio-I	10.9
EQ/Intermediate Government Bond Index Portfolio	3.8
AXA Tactical Manager 400 Portfolio-I	3.0

AXA GROWTH STRATEGY PORTFOLIO (Unaudited)

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2010 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/10	Ending Account Value 12/31/10	Expenses Paid During Period* 7/1/10 - 12/31/10
Class IA
Actual	$1,000.00	$1,168.80	$1.20
Hypothetical (5% average return before expenses)	1,000.00	1,024.10	1.12
Class IB
Actual	1,000.00	1,166.80	2.57
Hypothetical (5% average return before expenses)	1,000.00	1,022.84	2.40

*   Expenses are equal to the Portfolio’s Class IA and Class IB shares annualized expense ratios of 0.22% and 0.47%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

EQ ADVISORS TRUST

AXA GROWTH STRATEGY PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2010

	Number of Shares	Value (Note 1)
INVESTMENT COMPANIES:
ATM Core Bond‡	8,022,936	$78,322,915
AXA Tactical Manager 2000 Portfolio-I‡	5,144,358	78,658,169
AXA Tactical Manager 400 Portfolio-I‡	1,116,053	17,206,702
AXA Tactical Manager 500 Portfolio-I‡	18,178,728	250,200,372
AXA Tactical Manager International Portfolio-I‡	4,975,373	63,247,628
EQ/Core Bond Index Portfolio‡	7,249,358	70,370,344
EQ/Intermediate Government Bond Index Portfolio‡	2,225,120	21,981,252

Total Investments (100.2%) (Cost $541,644,606)		579,987,382
Other Assets Less Liabilities (-0.2%)		(1,090,664)

Net Assets (100%)		$578,896,718

‡	Affiliated company as defined under the Investment Company Act of 1940.

The holdings in affiliated Investment Companies are all Class IA shares for EQ Advisors Trust Portfolios.

Investments in companies which were affiliates for the year ended December 31, 2010, were as follows:

Securities	Market Value December 31, 2009	Purchases at Cost	Sales at Cost	Market Value December 31, 2010	Dividend Income	Realized Gain (Loss)
ATM Core Bond	$—	$79,978,983	$12,563	$78,322,915	$315,792	$8
AXA Tactical Manager 2000 Portfolio-I	21,677,374	60,000,648	12,537,176	78,658,169	216,456	4,585,239
AXA Tactical Manager 400 Portfolio-I	5,140,510	9,658,720	4,930	17,206,702	33,251	429,875
AXA Tactical Manager 500 Portfolio-I	90,051,022	146,476,005	5,903,240	250,200,372	1,223,905	6,096,388
AXA Tactical Manager International Portfolio-I	22,393,014	41,867,546	4,959,224	63,247,628	507,024	621,679
EQ/Core Bond Index Portfolio	48,418,868	94,587,565	72,967,334	70,370,344	1,695,790	3,880,524
EQ/Intermediate Government Bond Index Portfolio	8,499,226	16,517,408	3,210,588	21,981,252	310,686	100,262

	$196,180,014	$449,086,875	$99,595,055	$579,987,382	$4,302,904	$15,713,975

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA GROWTH STRATEGY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2010

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2010:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with rules under the Investment Company Act of 1940. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Investment Companies
Investment Companies	$—	$579,987,382	$—	$579,987,382

Total Assets	$—	$579,987,382	$—	$579,987,382

Total Liabilities	$—	$—	$—	$—

Total	$—	$579,987,382	$—	$579,987,382

The Portfolio held no derivatives contracts during the year ended December 31, 2010.

Investment security transactions for the year ended December 31, 2010 were as follows:

Cost of Purchases:
Investment Companies	$449,086,875
Net Proceeds of Sales and Redemptions:
Investment Companies	$107,241,110

As of December 31, 2010, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$40,718,575
Aggregate gross unrealized depreciation	(2,375,799)

Net unrealized appreciation	$38,342,776

Federal income tax cost of investments	$541,644,606

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA GROWTH STRATEGY PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2010

ASSETS
Investments at value:
Affiliated Issuers (Cost $541,644,606)	$579,987,382
Receivable from Separate Accounts for Trust shares sold	963,912
Other assets	233

Total assets	580,951,527

LIABILITIES
Overdraft payable	1,233,562
Payable for securities purchased	558,713
Distribution fees payable - Class IB	118,581
Administrative fees payable	74,087
Investment management fees payable	20,423
Payable to Separate Accounts for Trust shares redeemed	1,650
Trustees’ fees payable	52
Accrued expenses	47,741

Total liabilities	2,054,809

NET ASSETS	$578,896,718

Net assets were comprised of:
Paid in capital	$531,789,167
Accumulated undistributed net investment income (loss)	—
Accumulated undistributed net realized gain (loss) on investments	8,764,775
Unrealized appreciation (depreciation) on investments	38,342,776

Net assets	$578,896,718

Class IA
Net asset value, offering and redemption price per share, $1,546,028 / 118,392 shares outstanding (unlimited amount authorized: $0.01 par value)	$13.06

Class IB
Net asset value, offering and redemption price per share, $577,350,690 / 44,172,640 shares outstanding (unlimited amount authorized: $0.01 par value)	$13.07

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2010

INVESTMENT INCOME
Dividends (All dividend income received from affiliates)	$4,302,904

EXPENSES
Distribution fees - Class IB	994,238
Administrative fees	632,447
Investment management fees	398,992
Printing and mailing expenses	45,778
Professional fees	42,224
Custodian fees	38,001
Trustees’ fees	7,830
Miscellaneous	7,078

Gross expenses	2,166,588
Less: Waiver from investment advisor	(289,958)

Net expenses	1,876,630

NET INVESTMENT INCOME (LOSS)	2,426,274

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on securities (All realized gain (loss) from affiliates)	7,646,055
Net distributions of realized gain received from Underlying Portfolios (All realized gains received from affiliates)	8,067,920

Net realized gain (loss)	15,713,975
Net change in unrealized appreciation (depreciation) on securities	34,315,548

NET REALIZED AND UNREALIZED GAIN (LOSS)	50,029,523

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$52,455,797

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA GROWTH STRATEGY PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2010	April 30, 2009* to December 31, 2009
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$2,426,274	$1,260,075
Net realized gain (loss) on investments and net distributions of realized gain received from Underlying Portfolios	15,713,975	947,106
Net change in unrealized appreciation (depreciation) on investments	34,315,548	4,027,228

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	52,455,797	6,234,409

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class IA†	(20,317)	(13,392)
Class IB	(6,045,283)	(1,344,201)

	(6,065,600)	(1,357,593)

Distributions from net realized capital gains
Class IA†	(8,983)	(6,842)
Class IB	(3,300,133)	(844,383)

	(3,309,116)	(851,225)

TOTAL DIVIDENDS AND DISTRIBUTIONS	(9,374,716)	(2,208,818)

CAPITAL SHARES TRANSACTIONS:
Class IA†
Capital shares sold [ 54,917 and 156,859 shares, respectively ]	700,449	1,844,305
Capital shares issued in reinvestment of dividends and distributions [ 2,247 and 1,701 shares, respectively ]	29,300	20,234
Capital shares repurchased [ (63,595) and (33,737) shares, respectively ]	(760,276)	(401,439)

Total Class IA transactions	(30,527)	1,463,100

Class IB
Capital shares sold [ 28,313,670 and 16,387,441 shares, respectively ]	345,344,221	191,053,214
Capital shares issued in reinvestment of dividends and distributions [ 716,000 and 183,777 shares, respectively ]	9,345,416	2,188,584
Capital shares repurchased [ (1,382,313) and (55,935) shares, respectively ]	(17,024,968)	(648,994)

Total Class IB transactions	337,664,669	192,592,804

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	337,634,142	194,055,904

TOTAL INCREASE (DECREASE) IN NET ASSETS	380,715,223	198,081,495
NET ASSETS:
Beginning of period	198,181,495	100,000

End of period (a)	$578,896,718	$198,181,495

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$—	$—

* The Portfolio commenced operations on April 30, 2009.
† Class IA commenced operations on September 11, 2009.

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA GROWTH STRATEGY PORTFOLIO

FINANCIAL HIGHLIGHTS

Class IA	Year Ended December 31, 2010		September 11, 2009* to December 31, 2009
Net asset value, beginning of period	$11.89		$11.58

Income (loss) from investment operations:
Net investment income (loss) (x)	0.08	(e)	0.12	(e)
Net realized and unrealized gain (loss) on investments	1.34		0 .36

Total from investment operations	1.42		0.48

Less distributions:
Dividends from net investment income	(0.17)		(0.11)
Distributions from net realized gains	(0.08)		(0.06)

Total dividends and distributions	(0.25)		(0.17)

Net asset value, end of period	$13.06		$11.89

Total return (b)	11.96%		4.09%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$1,546		$1,485
Ratio of expenses to average net assets:
After waivers and reimbursements (a)(f)	0.22	%(j)	0.13	%(j)
Before waivers and reimbursements (a)(f)	0.30%		0.43%
Ratio of net investment income to average net assets:
After waivers and reimbursements (a)(f)(x)	0.68%		3.21%
Before waivers and reimbursements (a)(f)(x)	0.60%		2.91%
Portfolio turnover rate	27%		36%

Class IB	Year Ended December 31, 2010		April 30, 2009* to December 31, 2009
Net asset value, beginning of period	$11.90		$10.00

Income (loss) from investment operations:
Net investment income (loss) (x)	0.07	(e)	0.25	(e)
Net realized and unrealized gain (loss) on investments	1.32		1.80

Total from investment operations	1.39		2.05

Less distributions:
Dividends from net investment income	(0.14)		(0.09)
Distributions from net realized gains	(0.08)		(0.06)

Total dividends and distributions	(0.22)		(0.15)

Net asset value, end of period	$13.07		$11.90

Total return (b)	11.67%		20.44%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$577,351		$196,697
Ratio of expenses to average net assets:
After waivers and reimbursements (a)(f)	0.47	%(j)	0.48	%(j)
Before waivers and reimbursements (a)(f)	0.55	%(c)	0.80%
Ratio of net investment income to average net assets:
After waivers and reimbursements (a)(f)(x)	0.61%		3.22%
Before waivers and reimbursements (a)(f)(x)	0.54%		2.90%
Portfolio turnover rate	27%		36%
*	Commencement of Operations.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(c)	Reflects overall fund ratios for non-class specific expense.
(e)	Net investment income per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds.
(j)	Including direct and indirect expenses, the net expense ratio after waivers and reimbursements would be 0.85% for Class IA and 1.10% for Class IB.
(x)	Recognition of net investment income is affected by the timing of dividend declarations by the underlying funds in which the Portfolio invests.

See Notes to Financial Statements.

EQ/FRANKLIN TEMPLETON ALLOCATION PORTFOLIO (Unaudited)

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/10
	1 Year	Since Incept.*
Portfolio – Class IA Shares	10.57%	(3.47)%
Portfolio – Class IB Shares	10.29	(3.71)
S&P 500 Index†	15.06	(2.24)
Barclays Capital U.S. Aggregate Bond Index†	6.54	6.15
MSCI EAFE Index†	7.75	(5.19)
67% S&P 500 Index/33% MSCI World Composite Index	13.99	(2.63)

*   Date of inception 4/30/07

† Effective May 1, 2010, the S&P 500 Index, the Barclays Capital U.S. Aggregate Bond Index and the MSCI EAFE Index were added to the existing Portfolio’s benchmark index to closely reflect the market sectors in which the Portfolio invests.

    Returns for periods greater than one year are annualized

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IA shares returned 10.57% for the year ended December 31, 2010. This compares to the returns of the following broad market benchmarks: S&P 500 Index 15.06%, the Barclays Capital U.S. Aggregate Bond Index 6.54%, MSCI EAFE Index 7.75%, and the 67% S&P 500 Index/33% MSCI World Composite Index 13.99%.

Portfolio Adviser

A team of professionals within the AXA Funds Management Group, a unit of AXA Equitable Life Insurance Company, determines the strategic asset class and underlying portfolio allocations for the Portfolio. The team is also responsible for the ongoing evaluation and selection of underlying Portfolios and monitoring the overall investment process and performance for the Portfolio.

Portfolio Highlights

•

The strong equity rally in the 4th quarter, especially during the month of December saw the EQ/Mutual Large Cap Equity Portfolio gain back much of the negative performance experienced in the 2nd quarter.

•	The EQ/Templeton Global Equity Portfolio, which was the best performer in the 3rd quarter, had the lowest performance of the three underlying portfolios in 2010, relatively speaking.

•	Of the underlying portfolios, EQ/AXA Franklin Small Cap Value Core was the leading performer for the year.

Portfolio Allocation (as a percentage of Total Investment Companies)
As of December 31, 2010
EQ/Franklin Core Balanced Portfolio	33.7%
EQ/Mutual Large Cap Equity Portfolio	33.2
EQ/Templeton Global Equity Portfolio	33.1

EQ/FRANKLIN TEMPLETON ALLOCATION PORTFOLIO (Unaudited)

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2010 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/10	Ending Account Value 12/31/10	Expenses Paid During Period* 7/1/10 - 12/31/10
Class IA
Actual	$1,000.00	$1,184.70	$0.83
Hypothetical (5% average return before expenses)	1,000.00	1,024.45	0.77
Class IB
Actual	1,000.00	1,183.50	2.20
Hypothetical (5% average return before expenses)	1,000.00	1,023.19	2.04

*   Expenses are equal to the Portfolio’s Class IA and Class IB shares annualized expense ratios of 0.15% and 0.40%, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

EQ ADVISORS TRUST

EQ/FRANKLIN TEMPLETON ALLOCATION PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2010

	Number of Shares	Value (Note 1)
INVESTMENT COMPANIES:
EQ/Franklin Core Balanced Portfolio‡	56,354,178	$482,761,766
EQ/Mutual Large Cap Equity Portfolio‡	53,964,957	475,820,529
EQ/Templeton Global Equity Portfolio‡	54,909,800	474,160,392

Total Investments (100.0%) (Cost $1,499,943,024)		1,432,742,687
Other Assets Less Liabilities (0.0%)		(536,204)

Net Assets (100%)		$1,432,206,483

‡	Affiliated company as defined under the Investment Company Act of 1940.

The holdings in Investment Companies are all Class IA shares for EQ Advisors Trust Portfolios.

Investments in companies which were affiliates for the year ended December 31, 2010, were as follows:

Securities	Market Value December 31, 2009	Purchases at Cost	Sales at Cost	Market Value December 31, 2010	Dividend Income	Realized Gain (Loss)
EQ/Franklin Core Balanced Portfolio	$463,491,009	$42,629,608	$76,401,911	$482,761,766	$15,193,424	$(18,898,342)
EQ/Mutual Large Cap Equity Portfolio	462,875,838	26,263,316	77,384,245	475,820,529	9,777,133	(20,780,676)
EQ/Templeton Global Equity Portfolio	462,984,290	37,132,582	78,658,926	474,160,392	7,696,173	(23,204,169)

	$1,389,351,137	$106,025,506	$232,445,082	$1,432,742,687	$32,666,730	$(62,883,187)

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2010:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with rules under the Investment Company Act of 1940. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Investment Companies
Investment Companies	$—	$1,432,742,687	$—	$1,432,742,687

Total Assets	$—	$1,432,742,687	$—	$1,432,742,687

Total Liabilities	$—	$—	$—	$—

Total	$—	$1,432,742,687	$—	$1,432,742,687

The Portfolio held no derivatives contracts during the year ended December 31, 2010.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/FRANKLIN TEMPLETON ALLOCATION PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2010

Investment security transactions for the year ended December 31, 2010 were as follows:

Cost of Purchases:
Investment Companies	$106,025,506
Net Proceeds of Sales and Redemptions:
Investment Companies	$169,561,895

As of December 31, 2010, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$105,928,797
Aggregate gross unrealized depreciation	(172,034,127)

Net unrealized depreciation	$(66,105,330)

Federal income tax cost of investments	$1,498,848,017

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/FRANKLIN TEMPLETON ALLOCATION PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2010

ASSETS
Investments at value:
Affiliated Issuers (Cost $1,499,943,024)	$1,432,742,687
Receivable for securities sold	756,512
Receivable from Separate Accounts for Trust shares sold	199,655

Total assets	1,433,698,854

LIABILITIES
Overdraft payable	741,036
Distribution fees payable - Class IB	300,630
Administrative fees payable	170,352
Payable to Separate Accounts for Trust shares redeemed	118,797
Trustees’ fees payable	694
Accrued expenses	160,862

Total liabilities	1,492,371

NET ASSETS	$1,432,206,483

Net assets were comprised of:
Paid in capital	$1,615,624,921
Accumulated undistributed net investment income (loss)	1,558,435
Accumulated undistributed net realized gain (loss) on investments	(117,776,536)
Unrealized appreciation (depreciation) on investments	(67,200,337)

Net assets	$1,432,206,483

Class IA
Net asset value, offering and redemption price per share, $542,733 / 69,697 shares outstanding (unlimited amount authorized: $0.01 par value)	$7.79

Class IB
Net asset value, offering and redemption price per share, $1,431,663,750 / 183,837,153 shares outstanding (unlimited amount authorized: $0.01 par value)	$7.79

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2010

INVESTMENT INCOME
Dividends (All dividend income received from affiliates)	$32,666,730
Interest	2

Total income	32,666,732

EXPENSES
Distribution fees - Class IB	3,418,221
Administrative fees	2,085,354
Investment management fees	683,817
Printing and mailing expenses	133,890
Professional fees	53,927
Trustees’ fees	31,861
Custodian fees	12,999
Miscellaneous	37,583

Gross expenses	6,457,652
Less: Waiver from investment advisor	(986,866)

Net expenses	5,470,786

NET INVESTMENT INCOME (LOSS)	27,195,946

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on securities (All realized gain (loss) from affiliates)	(62,883,187)
Net change in unrealized appreciation (depreciation) on securities	169,811,126

NET REALIZED AND UNREALIZED GAIN (LOSS)	106,927,939

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$134,123,885

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/FRANKLIN TEMPLETON ALLOCATION PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2010	2009
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$27,195,946	$29,137,109
Net realized gain (loss) on investments	(62,883,187)	(48,040,280)
Net change in unrealized appreciation (depreciation) on investments	169,811,126	332,037,794

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	134,123,885	313,134,623

DIVIDENDS:
Dividends from net investment income
Class IA	(11,460)	(1,870)
Class IB	(27,202,883)	(29,153,152)

TOTAL DIVIDENDS	(27,214,343)	(29,155,022)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 60,999 and 208 shares, respectively ]	446,235	1,500
Capital shares issued in reinvestment of dividends and distributions [ 1,477 and 260 shares, respectively ]	11,460	1,870
Capital shares repurchased [ (4,069) and 0 shares, respectively ]	(28,796)	—

Total Class IA transactions	428,899	3,370

Class IB
Capital shares sold [ 10,259,281 and 27,618,989 shares, respectively ]	75,119,515	162,277,796
Capital shares issued in reinvestment of dividends and distributions [ 3,505,117 and 4,057,835 shares, respectively ]	27,202,883	29,153,152
Capital shares repurchased [ (22,979,575) and (18,604,107) shares, respectively ]	(166,623,508)	(116,004,808)

Total Class IB transactions	(64,301,110)	75,426,140

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(63,872,211)	75,429,510

TOTAL INCREASE (DECREASE) IN NET ASSETS	43,037,331	359,409,111
NET ASSETS:
Beginning of year	1,389,169,152	1,029,760,041

End of year (a)	$1,432,206,483	$1,389,169,152

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$1,558,435	$10

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/FRANKLIN TEMPLETON ALLOCATION PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,					April 30, 2007* to December 31, 2007
Class IA	2010	2009		2008
Net asset value, beginning of period	$7.20	$5.73		$9.59		$10.00

Income (loss) from investment operations:
Net investment income (loss) (x)	0.27 (e)	0.17	(e)	0.33	(e)	0.14	(e)
Net realized and unrealized gain (loss) on investments	0.49	1.47		(3.86)		(0.40)

Total from investment operations	0.76	1.64		(3.53)		(0.26)

Less distributions:
Dividends from net investment income	(0.17)	(0.17)		(0.33)		(0.15)
Distributions from net realized gains	—	—		—	#	—	#

Total dividends and distributions	(0.17)	(0.17)		(0.33)		(0.15)

Net asset value, end of period	$7.79	$7.20		$5.73		$9.59

Total return (b)	10.57%	28.67%		(36.65)%		(2.54)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$543	$81		$62		$97
Ratio of expenses to average net assets:
After waivers and reimbursements (a)(f)	0.15%	0.11	%(gg)	—	%(gg)	—	%(gg)
Before waivers and reimbursements (a)(f)	0.22%	0.24%		0.24%		0.27	%(c)
Ratio of net investment income to average net assets:
After waivers and reimbursements (a)(f)(x)	3.69%	2.71%		4.11%		2.12%
Before waivers and reimbursements (a)(f)(x)	3.62%	2.58%		3.86%		(8.52)%
Portfolio turnover rate	8%	7%		1%		0%

	Year Ended December 31,					April 30, 2007* to December 31, 2007
Class IB	2010	2009		2008
Net asset value, beginning of period	$7.20	$5.72		$9.59		$10.00

Income (loss) from investment operations:
Net investment income (loss) (x)	0.15 (e)	0.15	(e)	0.40	(e)	0.27	(e)
Net realized and unrealized gain (loss) on investments	0.59	1.48		(3.95)		(0.54)

Total from investment operations	0.74	1.63		(3.55)		(0.27)

Less distributions:
Dividends from net investment income	(0.15)	(0.15)		(0.32)		(0.14)
Distributions from net realized gains	—	—		—	#	—	#

Total dividends and distributions	(0.15)	(0.15)		(0.32)		(0.14)

Net asset value, end of period	$7.79	$7.20		$5.72		$9.59

Total return (b)	10.29%	28.58%		(36.92)%		(2.71)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$1,431,664	$1,389,088		$1,029,698		$825,630
Ratio of expenses to average net assets:
After waivers and reimbursements (a)(f)	0.40%	0.36	%(gg)	0.25	%(gg)	0.25	%(gg)
Before waivers and reimbursements (a)(f)	0.47%	0.49%		0.49%		0.52	%(c)
Ratio of net investment income to average net assets:
After waivers and reimbursements (a)(f)(x)	1.99%	2.46%		5.08%		4.05%
Before waivers and reimbursements (a)(f)(x)	1.92%	2.33%		4.83%		3.78%
Portfolio turnover rate	8%	7%		1%		0%

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/FRANKLIN TEMPLETON ALLOCATION PORTFOLIO

FINANCIAL HIGHLIGHTS (Continued)

*	Commencement of Operations.
#	Per share amount is less than $0.01.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(c)	Reflects overall fund ratios for non-class specific expense.
(e)	Net investment income per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds.
(x)	Recognition of net investment income is affected by the timing of dividend declarations by the underlying funds in which the Portfolio invests.
(gg)	Effective May 1, 2007 through May 1, 2009, the Manager has voluntarily waived management and administration fees and reimbursed all other expenses (exclusive of taxes, interest, brokerage commissions, capitalized expenses, expenses of investment companies in which the Portfolio invests, Rule 12b-1 fees and extraordinary expenses).

See Notes to Financial Statements.

EQ/INTERNATIONAL ETF PORTFOLIO (Unaudited)

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/10
	1 Year	Since Incept.*
Portfolio – Class IA Shares	7.67%	(1.22)%
Portfolio – Class IB Shares	7.55	(1.45)
MSCI EAFE Index	7.75	0.04
* Date of inception 8/25/06 Returns for periods greater than one year are annualized

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IA shares returned 7.67% for the year ended December 31, 2010. The Portfolio’s benchmark, the MSCI EAFE Index, returned 7.75% over the same period.

Portfolio Adviser

A team of professionals within the AXA Funds Management Group, a unit of AXA Equitable Life Insurance Company, determines the strategic asset class and allocations for the Portfolio. The team is also responsible for monitoring the overall investment process and performance for the Portfolio.

Portfolio Highlights

•	The Portfolio nearly matched its benchmark for the year.

•	The iShares MSCI Sweden Index Fund was the best performer during the year followed by the iShares MSCI Singapore Index Fund and the iShares MSCI Hong Kong Index Fund.

•	Due to a weak recovery in Europe, the ETFs with the lowest performance during the year were the iShares MSCI Spain Index Fund and the iShares MSCI Italy Index Fund.

Portfolio Allocation (as a percentage of Total Investment Companies)
As of December 31, 2010
iShares MSCI EAFE Index Fund	47.1%
iShares S&P Europe 350 Index Fund	13.8
iShares MSCI Japan Index Fund	9.1
iShares MSCI United Kingdom Index Fund	4.4
iShares MSCI EAFE Growth Index Fund	4.1
iShares MSCI Pacific ex-Japan Index Fund	4.0
iShares MSCI EAFE Value Index Fund	4.0
Vanguard Europe Pacific ETF	2.8
iShares MSCI France Index Fund	2.2
iShares MSCI Germany Index Fund	1.8
iShares MSCI Switzerland Index Fund	1.6
iShares MSCI Australia Index Fund	1.4
iShares MSCI Sweden Index Fund	0.7
iShares MSCI Spain Index Fund	0.6
iShares MSCI Hong Kong Index Fund	0.5
iShares MSCI Netherlands Investable Market Index Fund	0.4
iShares MSCI Singapore Index Fund	0.4
iShares MSCI Israel Capped Investable Market Index Fund	0.4
iShares MSCI Italy Index Fund	0.4
SPDR DJ EURO Stoxx 50 Fund	0.1
iShares MSCI Belgium Investable Market Index Fund	0.1
iShares MSCI Austria Investable Market Index Fund	0.1

EQ/INTERNATIONAL ETF PORTFOLIO (Unaudited)

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2010 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/10	Ending Account Value 12/31/10	Expenses Paid During Period* 7/1/10 - 12/31/10
Class IA
Actual	$1,000.00	$1,258.30	$3.13
Hypothetical (5% average return before expenses)	1,000.00	1,022.43	2.80
Class IB
Actual	1,000.00	1,259.00	4.56
Hypothetical (5% average return before expenses)	1,000.00	1,021.17	4.08

*   Expenses are equal to the Portfolio’s Class IA and Class IB shares annualized expense ratios of 0.55% and 0.80%, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

EQ ADVISORS TRUST

EQ/INTERNATIONAL ETF PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2010

	Number of Shares	Value (Note 1)

INVESTMENT COMPANIES:
iShares MSCI Australia Index Fund	183,118	$4,658,522
iShares MSCI Austria Investable Market Index Fund	7,741	172,857
iShares MSCI Belgium Investable Market Index Fund	29,239	383,908
iShares MSCI EAFE Growth Index Fund	217,209	13,266,040
iShares MSCI EAFE Index Fund	2,643,241	153,915,923
iShares MSCI EAFE Value Index Fund	256,910	13,043,321
iShares MSCI France Index Fund	300,106	7,337,592
iShares MSCI Germany Index Fund	241,823	5,789,243
iShares MSCI Hong Kong Index Fund	94,164	1,780,641
iShares MSCI Israel Capped Investable Market Index Fund	21,700	1,313,284
iShares MSCI Italy Index Fund	75,680	1,239,638
iShares MSCI Japan Index Fund	2,720,732	29,683,186
iShares MSCI Netherlands Investable Market Index Fund	66,764	1,408,053
iShares MSCI Pacific ex-Japan Index Fund	278,156	13,067,769
iShares MSCI Singapore Index Fund	95,814	1,327,024
iShares MSCI Spain Index Fund	52,132	1,915,330

	Number of Shares	Value (Note 1)

iShares MSCI Sweden Index Fund	69,584	$2,173,108
iShares MSCI Switzerland Index Fund	211,733	5,310,264
iShares MSCI United Kingdom Index Fund	822,900	14,293,773
iShares S&P Europe 350 Index Fund	1,146,834	45,047,639
SPDR DJ EURO Stoxx 50 Fund	10,560	389,030
Vanguard Europe Pacific ETF	258,200	9,333,930

Total Investment Companies (99.2%) (Cost $230,904,742)		326,850,075

	Principal Amount	Value (Note 1)
SHORT-TERM INVESTMENT:
Time Deposit (1.1%)
JPMorgan Chase Nassau 0.000%, 1/3/11 (Cost $3,672,211)	$3,672,211	3,672,211

Total Investments (100.3%) (Cost $234,576,953)		330,522,286
Other Assets Less Liabilities (-0.3%)		(1,134,792)

Net Assets (100%)		$329,387,494

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2010:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with rules under the Investment Company Act of 1940. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Investment Companies
Exchange Traded Funds (ETFs)	$326,850,075	$—	$—	$326,850,075
Short-Term Investments	—	3,672,211	—	3,672,211

Total Assets	$326,850,075	$3,672,211	$—	$330,522,286

Total Liabilities	$—	$—	$—	$—

Total	$326,850,075	$3,672,211	$—	$330,522,286

The Portfolio held no derivatives contracts during the year ended December 31, 2010.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/INTERNATIONAL ETF PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2010

Investment security transactions for the year ended December 31, 2010 were as follows:

Cost of Purchases:
Investment Companies	$27,086,286
Net Proceeds of Sales and Redemptions:
Investment Companies	$30,982,192

As of December 31, 2010, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$96,209,051
Aggregate gross unrealized depreciation	(263,718)

Net unrealized appreciation	$95,945,333

Federal income tax cost of investments	$234,576,953

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/INTERNATIONAL ETF PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2010

ASSETS
Investments at value (Cost $234,576,953)	$330,522,286
Receivable from Separate Accounts for Trust shares sold	18,404

Total assets	330,540,690

LIABILITIES
Payable for securities purchased	937,662
Investment management fees payable	109,672
Administrative fees payable	30,566
Payable to Separate Accounts for Trust shares redeemed	11,036
Distribution fees payable - Class IB	221
Trustees’ fees payable	95
Accrued expenses	63,944

Total liabilities	1,153,196

NET ASSETS	$329,387,494

Net assets were comprised of:
Paid in capital	$231,961,192
Accumulated undistributed net investment income (loss)	84,704
Accumulated undistributed net realized gain (loss) on investments	1,396,265
Unrealized appreciation (depreciation) on investments	95,945,333

Net assets	$329,387,494

Class IA
Net asset value, offering and redemption price per share, $328,326,273 / 45,917,014 shares outstanding (unlimited amount authorized: $0.01 par value)	$7.15

Class IB
Net asset value, offering and redemption price per share, $1,061,221 / 148,277 shares outstanding (unlimited amount authorized: $0.01 par value)	$7.16

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2010

INVESTMENT INCOME
Dividends	$7,942,254

EXPENSES
Investment management fees	1,227,018
Administrative fees	345,431
Custodian fees	51,000
Professional fees	36,357
Printing and mailing expenses	35,798
Trustees’ fees	7,014
Distribution fees - Class IB	2,417
Miscellaneous	15,147

Gross expenses	1,720,182
Less: Waiver from investment advisor	(36,642)

Net expenses	1,683,540

NET INVESTMENT INCOME (LOSS)	6,258,714

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on securities	8,596,170
Net change in unrealized appreciation (depreciation) on securities	9,986,219

NET REALIZED AND UNREALIZED GAIN (LOSS)	18,582,389

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$24,841,103

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/INTERNATIONAL ETF PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2010	2009
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$ 6,258,714	$ 26,080,678
Net realized gain (loss) on investments	8,596,170	455,951,427
Net change in unrealized appreciation (depreciation) on investments	9,986,219	104,397,807

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	24,841,103	586,429,912

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class IA	(6,154,822)	(26,255,473)
Class IB	(17,276)	(80,527)

	(6,172,098)	(26,336,000)

Distributions from net realized capital gains
Class IA	(7,369,929)	(10,203,172)
Class IB	(23,818)	(32,297)

	(7,393,747)	(10,235,469)

TOTAL DIVIDENDS AND DISTRIBUTIONS	(13,565,845)	(36,571,469)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 4,066,698 and 221,618,827 shares, respectively ]	26,416,047	1,139,377,769
Capital shares issued in reinvestment of dividends and distributions [ 1,921,296 and 5,363,749 shares, respectively ]	13,524,751	36,458,645
Capital shares repurchased [ (5,256,407) and (186,579,226) shares, respectively ]	(35,774,872)	(1,443,033,153)

Total Class IA transactions	4,165,926	(267,196,739)

Class IB
Capital shares issued in reinvestment of dividends and distributions [ 5,832 and 16,582 shares, respectively ]	41,094	112,824

Total Class IB transactions	41,094	112,824

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	4,207,020	(267,083,915)

TOTAL INCREASE (DECREASE) IN NET ASSETS	15,482,278	282,774,528
NET ASSETS:
Beginning of year	313,905,216	31,130,688

End of year (a)	$329,387,494	$313,905,216

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$ 84,704	$ 1

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/INTERNATIONAL ETF PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,				August 25, 2006* to December 31, 2006
Class IA	2010	2009	2008	2007
Net asset value, beginning of period	$6.93	$6.34	$11.90	$10.99	$10.00

Income (loss) from investment operations:
Net investment income (loss) (x)	0.14 (e)	0.22 (e)	0.38 (e)	0.42 (e)	0.24	(e)
Net realized and unrealized gain (loss) on investments	0.39	1.29	(5.44)	0.78	0.91

Total from investment operations	0.53	1.51	(5.06)	1.20	1.15

Less distributions:
Dividends from net investment income	(0.14)	(0.66)	(0.17)	(0.22)	(0.16)
Distributions from net realized gains	(0.17)	(0.26)	— #	(0.07)	—
Return of capital	—	—	(0.33)	—	—

Total dividends and distributions	(0.31)	(0.92)	(0.50)	(0.29)	(0.16)

Net asset value, end of period	$7.15	$6.93	$6.34	$11.90	$10.99

Total return (b)	7.67%	24.04%	(42.62)%	10.93%	11.50%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$328,326	$312,918	$30,332	$11,578	$3,339
Ratio of expenses to average net assets:
After waivers and reimbursements (a)(f)	0.55%	0.43%	0.40%	0.40%	0.40%
After waivers, reimbursements and fees paid indirectly (a)(f)	0.55%	0.43%	0.26%	0.33%	0.10	%(c)
Before waivers, reimbursements and fees paid indirectly (a)(f)	0.56%	0.55%	0.87%	1.50%	4.93	%(c)
Ratio of net investment income to average net assets:
After waivers and reimbursements (a)(f)(x)	2.04%	3.32%	4.12%	3.40%	6.34%
After waivers, reimbursements and fees paid indirectly (a)(f)(x)	2.04%	3.32%	4.26%	3.47%	6.60%
Before waivers, reimbursements and fees paid indirectly (a)(f)(x)	2.03%	3.19%	3.65%	2.30%	1.79%
Portfolio turnover rate	9%	12%	18%	8%	0%

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/INTERNATIONAL ETF PORTFOLIO

FINANCIAL HIGHLIGHTS (Continued)

	Year Ended December 31,							August 25, 2006* to December 31, 2006
Class IB	2010	2009		2008		2007
Net asset value, beginning of period	$6.93	$6.35		$11.90		$10.99		$10.00

Income (loss) from investment operations:
Net investment income (loss) (x)	0.12 (e)	0.15	(e)	0.27	(e)	0.22	(e)	0.20	(e)
Net realized and unrealized gain (loss) on investments	0.40	1.33		(5.34)		0.94		0.94

Total from investment operations	0.52	1.48		(5.07)		1.16		1.14

Less distributions:
Dividends from net investment income	(0.12)	(0.64)		(0.15)		(0.18)		(0.15)
Distributions from net realized gains	(0.17)	(0.26)		—	#	(0.07)		—
Return of capital	—	—		(0.33)		—		—

Total dividends and distributions	(0.29)	(0.90)		(0.48)		(0.25)		(0.15)

Net asset value, end of period	$7.16	$6.93		$6.35		$11.90		$10.99

Total return (b)	7.55%	23.52%		(42.68)%		10.63%		11.40%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$1,061	$987		$799		$1,849		$1,671
Ratio of expenses to average net assets:
After waivers and reimbursements (a)(f)	0.80%	0.68	%(c)	0.65%		0.65%		0.65%
After waivers, reimbursements and fees paid indirectly (a)(f)	0.80%	0.68	%(c)	0.51	%(c)	0.58%		0.35	%(c)
Before waivers, reimbursements and fees paid indirectly (a)(f)	0.81%	0.80	%(c)	1.12	%(c)	1.75	%(c)	5.18	%(c)
Ratio of net investment income to average net assets:
After waivers and reimbursements (a)(f)(x)	1.78%	2.22%		2.68%		1.81%		5.14%
After waivers, reimbursements and fees paid indirectly (a)(f)(x)	1.78%	2.22%		2.82%		1.88%		5.52%
Before waivers, reimbursements and fees paid indirectly (a)(f)(x)	1.77%	2.05%		2.14%		0.63%		0.55%
Portfolio turnover rate	9%	12%		18%		8%		0%
*	Commencement of Operations.
#	Per share amount is less than $0.01.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(c)	Reflects overall fund ratios for non-class specific expense.
(e)	Net investment income per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds.
(x)	Recognition of net investment income is affected by the timing of dividend declarations by the underlying funds in which the Portfolio invests.

See Notes to Financial Statements.

AXA TACTICAL MANAGER 500 PORTFOLIO-I (Unaudited)

PORTFOLIO ADVISERS

➢	AllianceBernstein L.P.

➢	AXA Equitable Life Insurance Company

➢	BlackRock Investment Management, LLC

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/10
	1 Year	Since Incept.**
Portfolio – Class IA Shares	13.09%	24.39%
Portfolio – Class IB Shares*	12.97	23.70
S&P 500 Index	15.06	26.45

*   Date of inception 10/29/09. Returns shown for Class IB shares prior to this period are derived from the historical performance of Class IA shares adjusted to reflect the 12b-1 fees, applicable to Class IB shares; Class IA shares are not subject to any 12b-1 fees.

** Date of inception 5/27/09

    Returns for periods greater than one year are annualized

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IA shares returned 13.09% for the year ended December 31, 2010. The Portfolio’s benchmark, the S&P 500 Index, returned 15.06% over the same period.

Investment Objective

The Portfolio seeks to achieve long-term growth of capital with an emphasis on risk-adjusted returns and lower volatility over a full market cycle relative to traditional equity funds and equity indexes by investing in a combination of long and short positions in equity securities of large-cap companies, including securities included in the S&P 500 Index.

The Investment Strategy

The Portfolio is divided into two portions, one of which utilizes a passive investment index style focused on equity securities of large-capitalization companies and a second portion which utilizes an actively managed futures and options strategy to tactically manage equity exposure in the Portfolio based on the level of volatility in the market.

Portfolio Highlights

The early months of 2010 saw stocks move higher on the continuation of the 2009 asset recovery story, aided by preliminary signs of improvement in the employment situation and strong corporate earnings reported for fourth quarter 2009 and first quarter 2010. The middle months of 2010 saw a double-digit percentage correction on the back of the Greek sovereign debt crisis and a stalling in jobs growth, leading to fears of a double-dip recession. Investors were also unnerved by the May “flash crash” and the uncertainty surrounding the financial reform bill in the United States.

Nevertheless, after touching a late summer low, the U.S. equity markets experienced a strong finish to the year as double-dip fears receded, jobs growth resumed and the midterm elections results were perceived to be capital markets friendly. Additionally, in the United States, Federal Reserve President Ben Bernanke delivered his famous Jackson Hole speech, leading to a second round of quantitative easing measures (informally known as “QE2”) and, perhaps most importantly, the Bush-era tax cuts were extended and supplemented with some fiscal sweeteners.

In 2010, U.S. stocks posted double-digit percentage gains for the second consecutive year. The S&P 500 Index advanced 10.8% over the fourth quarter, finishing the year up 15.1%.

The Portfolio was fully equitized throughout most of 2010 and, in the latter half of the year, it performed in line with its benchmark, the S&P 500 Index. The full-year performance lag reflects a brief period in May when the S&P 500 Index rallied as the CBOE Volatility Index (VIX) trended upward. The Portfolio’s use of futures to reduce equity exposure on several highly volatile days in May helped reduce the Portfolio’s risk profile, but detracted from returns when markets rose but volatility remained high.

AXA TACTICAL MANAGER 500 PORTFOLIO-I (Unaudited)

Sector Weightings as of 12/31/10	% of Net Assets
Information Technology	13.2%
Financials	11.4
Energy	8.5
Industrials	7.8
Health Care	7.8
Consumer Discretionary	7.5
Consumer Staples	7.5
Materials	2.7
Utilities	2.3
Telecommunication Services	2.2
Cash and Other	29.1

100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2010 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/10	Ending Account Value 12/31/10	Expenses Paid During Period* 7/1/10 - 12/31/10
Class IA
Actual	$1,000.00	$1,227.00	$3.48
Hypothetical (5% average return before expenses)	1,000.00	1,022.08	3.16
Class IB
Actual	1,000.00	1,228.50	4.83
Hypothetical (5% average return before expenses)	1,000.00	1,020.87	4.38

*   Expenses are equal to the Portfolio’s Class IA and Class IB shares annualized expense ratios of 0.62% and 0.86%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

EQ ADVISORS TRUST

AXA TACTICAL MANAGER 500 PORTFOLIO-I

PORTFOLIO OF INVESTMENTS

December 31, 2010

	Number of Shares	Value (Note 1)

COMMON STOCKS:
Consumer Discretionary (7.5%)
Auto Components (0.2%)
Goodyear Tire & Rubber Co.*	15,636	$185,287
Johnson Controls, Inc.	43,413	1,658,376

		1,843,663

Automobiles (0.4%)
Ford Motor Co.*	241,193	4,049,630
Harley-Davidson, Inc.	15,162	525,667

		4,575,297

Distributors (0.0%)
Genuine Parts Co.	10,141	520,639

Diversified Consumer Services (0.1%)
Apollo Group, Inc., Class A*	8,183	323,146
DeVry, Inc.	4,013	192,544
H&R Block, Inc.	19,859	236,521

		752,211

Hotels, Restaurants & Leisure (1.2%)
Carnival Corp.	27,724	1,278,354
Darden Restaurants, Inc.	8,910	413,780
International Game Technology	19,196	339,577
Marriott International, Inc., Class A	18,524	769,487
McDonald’s Corp.	68,014	5,220,755
Starbucks Corp.	47,708	1,532,858
Starwood Hotels & Resorts Worldwide, Inc.	12,273	745,953
Wyndham Worldwide Corp.	11,263	337,440
Wynn Resorts Ltd.	4,867	505,389
Yum! Brands, Inc.	30,165	1,479,593

		12,623,186

Household Durables (0.3%)
D.R. Horton, Inc.	18,063	215,492
Fortune Brands, Inc.	9,822	591,775
Harman International Industries, Inc.*	4,478	207,331
Leggett & Platt, Inc.	9,426	214,536
Lennar Corp., Class A	10,238	191,962
Newell Rubbermaid, Inc.	18,687	339,730
Pulte Group, Inc.*	21,651	162,816
Stanley Black & Decker, Inc.	10,681	714,238
Whirlpool Corp.	4,894	434,734

		3,072,614

Internet & Catalog Retail (0.6%)
Amazon.com, Inc.*	22,826	4,108,680
Expedia, Inc.	13,019	326,647
Netflix, Inc.*	2,793	490,730
priceline.com, Inc.*	3,161	1,262,977

		6,189,034

Leisure Equipment & Products (0.1%)
Hasbro, Inc.	8,767	413,627
Mattel, Inc.	23,099	587,408

		1,001,035

	Number of Shares	Value (Note 1)

Media (2.2%)
Cablevision Systems Corp.-New York Group, Class A	15,452	$522,896
CBS Corp., Class B	43,832	835,000
Comcast Corp., Class A	179,616	3,946,164
DIRECTV, Class A*	53,672	2,143,123
Discovery Communications, Inc., Class A*	18,303	763,235
Gannett Co., Inc.	15,380	232,084
Interpublic Group of Cos., Inc.*	31,461	334,116
McGraw-Hill Cos., Inc.	19,763	719,571
Meredith Corp.	2,346	81,289
News Corp., Class A	147,012	2,140,495
Omnicom Group, Inc.	19,392	888,154
Scripps Networks Interactive, Inc., Class A	5,799	300,098
Time Warner Cable, Inc.	22,900	1,512,087
Time Warner, Inc.	71,412	2,297,324
Viacom, Inc., Class B	38,917	1,541,502
Walt Disney Co.	121,901	4,572,506
Washington Post Co., Class B	353	155,143

		22,984,787

Multiline Retail (0.6%)
Big Lots, Inc.*	4,863	148,127
Family Dollar Stores, Inc.	8,104	402,850
J.C. Penney Co., Inc.	15,221	491,791
Kohl’s Corp.*	19,827	1,077,399
Macy’s, Inc.	27,261	689,703
Nordstrom, Inc.	10,835	459,187
Sears Holdings Corp.*	2,833	208,934
Target Corp.	45,583	2,740,906

		6,218,897

Specialty Retail (1.4%)
Abercrombie & Fitch Co., Class A	5,655	325,898
AutoNation, Inc.*	4,126	116,353
AutoZone, Inc.*	1,752	477,578
Bed Bath & Beyond, Inc.*	16,680	819,822
Best Buy Co., Inc.	21,257	728,903
CarMax, Inc.*	14,475	461,463
GameStop Corp., Class A*	9,744	222,943
Gap, Inc.	28,286	626,252
Home Depot, Inc.	105,501	3,698,865
Limited Brands, Inc.	17,026	523,209
Lowe’s Cos., Inc.	88,839	2,228,082
O’Reilly Automotive, Inc.*	8,989	543,115
RadioShack Corp.	7,327	135,476
Ross Stores, Inc.	7,754	490,440
Staples, Inc.	46,556	1,060,080
Tiffany & Co.	8,137	506,691
TJX Cos., Inc.	25,480	1,131,057
Urban Outfitters, Inc.*	8,289	296,829

		14,393,056

Textiles, Apparel & Luxury Goods (0.4%)
Coach, Inc.	19,079	1,055,260
NIKE, Inc., Class B	24,611	2,102,272

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA TACTICAL MANAGER 500 PORTFOLIO-I

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2010

	Number of Shares	Value (Note 1)

Polo Ralph Lauren Corp.	4,161	$461,538
VF Corp.	5,586	481,401

		4,100,471

Total Consumer Discretionary		78,274,890

Consumer Staples (7.5%)
Beverages (1.8%)
Brown-Forman Corp., Class B	6,681	465,131
Coca-Cola Co.	149,483	9,831,497
Coca-Cola Enterprises, Inc.	21,809	545,879
Constellation Brands, Inc., Class A*	11,476	254,193
Dr. Pepper Snapple Group, Inc.	14,619	514,004
Molson Coors Brewing Co., Class B	10,184	511,135
PepsiCo, Inc.	102,026	6,665,359

		18,787,198

Food & Staples Retailing (1.7%)
Costco Wholesale Corp.	27,832	2,009,749
CVS Caremark Corp.	87,473	3,041,436
Kroger Co.	41,054	917,967
Safeway, Inc.	23,998	539,715
SUPERVALU, Inc.	13,656	131,507
Sysco Corp.	37,665	1,107,351
Walgreen Co.	59,597	2,321,899
Wal-Mart Stores, Inc.	126,119	6,801,598
Whole Foods Market, Inc.*	9,464	478,784

		17,350,006

Food Products (1.2%)
Archer-Daniels-Midland Co.	41,129	1,237,160
Campbell Soup Co.	12,329	428,433
ConAgra Foods, Inc.	28,307	639,172
Dean Foods Co.*	11,956	105,691
General Mills, Inc.	41,219	1,466,984
H.J. Heinz Co.	20,648	1,021,250
Hershey Co.	9,957	469,473
Hormel Foods Corp.	4,458	228,517
J.M. Smucker Co.	7,693	505,045
Kellogg Co.	16,356	835,465
Kraft Foods, Inc., Class A	112,450	3,543,300
McCormick & Co., Inc. (Non-Voting)	8,558	398,204
Mead Johnson Nutrition Co.	13,169	819,770
Sara Lee Corp.	41,153	720,589
Tyson Foods, Inc., Class A	19,184	330,348

		12,749,401

Household Products (1.6%)
Clorox Co.	8,976	568,001
Colgate-Palmolive Co.	31,073	2,497,337
Kimberly-Clark Corp.	26,252	1,654,926
Procter & Gamble Co.	180,201	11,592,331

		16,312,595

	Number of Shares	Value (Note 1)

Personal Products (0.1%)
Avon Products, Inc.	27,628	$802,870
Estee Lauder Cos., Inc., Class A	7,310	589,917

		1,392,787

Tobacco (1.1%)
Altria Group, Inc.	134,405	3,309,051
Lorillard, Inc.	9,631	790,320
Philip Morris International, Inc.	116,803	6,836,479
Reynolds American, Inc.	21,769	710,105

		11,645,955

Total Consumer Staples		78,237,942

Energy (8.5%)
Energy Equipment & Services (1.5%)
Baker Hughes, Inc.	27,763	1,587,211
Cameron International Corp.*	15,615	792,149
Diamond Offshore Drilling, Inc.	4,475	299,243
FMC Technologies, Inc.*	7,706	685,140
Halliburton Co.	58,552	2,390,678
Helmerich & Payne, Inc.	6,823	330,779
Nabors Industries Ltd.*	18,371	430,984
National Oilwell Varco, Inc.	27,014	1,816,691
Rowan Cos., Inc.*	8,125	283,644
Schlumberger Ltd.	87,833	7,334,056

		15,950,575

Oil, Gas & Consumable Fuels (7.0%)
Anadarko Petroleum Corp.	31,904	2,429,809
Apache Corp.	24,602	2,933,296
Cabot Oil & Gas Corp.	6,693	253,330
Chesapeake Energy Corp.	42,096	1,090,707
Chevron Corp.	129,552	11,821,620
ConocoPhillips	94,583	6,441,102
Consol Energy, Inc.	14,539	708,631
Denbury Resources, Inc.*	25,729	491,167
Devon Energy Corp.	27,804	2,182,892
El Paso Corp.	45,328	623,713
EOG Resources, Inc.	16,352	1,494,736
EQT Corp.	9,601	430,509
Exxon Mobil Corp.	324,619	23,736,141
Hess Corp.	19,314	1,478,294
Marathon Oil Corp.	45,701	1,692,308
Massey Energy Co.	6,574	352,695
Murphy Oil Corp.	12,384	923,227
Newfield Exploration Co.*	8,618	621,444
Noble Energy, Inc.	11,272	970,294
Occidental Petroleum Corp.	52,311	5,131,709
Peabody Energy Corp.	17,358	1,110,565
Pioneer Natural Resources Co.	7,474	648,893
QEP Resources, Inc.	11,305	410,485
Range Resources Corp.	10,304	463,474
Southwestern Energy Co.*	22,324	835,587
Spectra Energy Corp.	41,729	1,042,808
Sunoco, Inc.	7,762	312,886
Tesoro Corp.*	9,215	170,846

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA TACTICAL MANAGER 500 PORTFOLIO-I

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2010

	Number of Shares	Value (Note 1)

Valero Energy Corp.	36,449	$842,701
Williams Cos., Inc.	37,645	930,584

		72,576,453

Total Energy		88,527,028

Financials (11.4%)
Capital Markets (1.8%)
Ameriprise Financial, Inc.	15,962	918,613
Bank of New York Mellon Corp.	79,855	2,411,621
Charles Schwab Corp.	63,841	1,092,320
E*TRADE Financial Corp.*	12,793	204,688
Federated Investors, Inc., Class B	5,896	154,298
Franklin Resources, Inc.	9,373	1,042,372
Goldman Sachs Group, Inc.	32,912	5,534,482
Invesco Ltd.	29,744	715,641
Janus Capital Group, Inc.	11,827	153,396
Legg Mason, Inc.	9,849	357,223
Morgan Stanley	97,392	2,650,036
Northern Trust Corp.	15,591	863,897
State Street Corp.	32,318	1,497,616
T. Rowe Price Group, Inc.	16,508	1,065,426

		18,661,629

Commercial Banks (2.1%)
BB&T Corp.	44,659	1,174,085
Comerica, Inc.	11,361	479,889
Fifth Third Bancorp	51,260	752,497
First Horizon National Corp.*	15,260	179,762
Huntington Bancshares, Inc./Ohio	55,554	381,656
KeyCorp	56,679	501,609
M&T Bank Corp.	7,685	668,979
Marshall & Ilsley Corp.	33,986	235,183
PNC Financial Services Group, Inc.	33,848	2,055,251
Regions Financial Corp.	80,859	566,013
SunTrust Banks, Inc.	32,185	949,779
U.S. Bancorp	123,492	3,330,579
Wells Fargo & Co.	337,893	10,471,304
Zions Bancorp	11,455	277,555

		22,024,141

Consumer Finance (0.5%)
American Express Co.	67,419	2,893,624
Capital One Financial Corp.	29,415	1,251,902
Discover Financial Services	35,057	649,606
SLM Corp.*	31,259	393,551

		5,188,683

Diversified Financial Services (3.0%)
Bank of America Corp.	649,239	8,660,848
Citigroup, Inc.*	1,870,126	8,845,696
CME Group, Inc.	4,314	1,388,029
IntercontinentalExchange, Inc.*	4,709	561,077
JPMorgan Chase & Co.	251,657	10,675,290
Leucadia National Corp.	12,687	370,207
Moody’s Corp.	13,116	348,099
NASDAQ OMX Group, Inc.*	9,042	214,386
NYSE Euronext	16,801	503,694

		31,567,326

	Number of Shares	Value (Note 1)

Insurance (2.8%)
ACE Ltd.	21,848	$1,360,038
Aflac, Inc.	30,338	1,711,973
Allstate Corp.	34,645	1,104,483
American International Group, Inc.*	9,014	519,387
Aon Corp.	21,238	977,160
Assurant, Inc.	6,859	264,209
Berkshire Hathaway, Inc., Class B*	111,397	8,924,014
Chubb Corp.	19,630	1,170,733
Cincinnati Financial Corp.	10,476	331,985
Genworth Financial, Inc., Class A*	31,517	414,133
Hartford Financial Services Group, Inc.	28,617	758,064
Lincoln National Corp.	20,391	567,074
Loews Corp.	20,363	792,324
Marsh & McLennan Cos., Inc.	34,984	956,463
MetLife, Inc.	58,343	2,592,763
Principal Financial Group, Inc.	20,622	671,452
Progressive Corp.	42,712	848,687
Prudential Financial, Inc.	31,244	1,834,335
Torchmark Corp.	5,153	307,840
Travelers Cos., Inc.	29,551	1,646,286
Unum Group	20,416	494,476
XL Group plc	20,808	454,031

		28,701,910

Real Estate Investment Trusts (REITs) (1.1%)
Apartment Investment & Management Co. (REIT), Class A	7,533	194,653
AvalonBay Communities, Inc. (REIT)	5,490	617,900
Boston Properties, Inc. (REIT)	9,019	776,536
Equity Residential (REIT)	18,311	951,257
HCP, Inc. (REIT)	23,449	862,689
Health Care REIT, Inc. (REIT)	9,342	445,053
Host Hotels & Resorts, Inc. (REIT)	42,869	766,069
Kimco Realty Corp. (REIT)	26,132	471,421
Plum Creek Timber Co., Inc. (REIT)	10,403	389,592
ProLogis (REIT)	36,630	528,937
Public Storage (REIT)	8,991	911,867
Simon Property Group, Inc. (REIT)	18,856	1,875,983
Ventas, Inc. (REIT)	10,113	530,730
Vornado Realty Trust (REIT)	10,466	872,132
Weyerhaeuser Co. (REIT)	34,501	653,104

		10,847,923

Real Estate Management & Development (0.0%)
CB Richard Ellis Group, Inc., Class A*	18,707	383,119

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA TACTICAL MANAGER 500 PORTFOLIO-I

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2010

	Number of Shares	Value (Note 1)

Thrifts & Mortgage Finance (0.1%)
Hudson City Bancorp, Inc.	33,899	$431,873
People’s United Financial, Inc.	23,750	332,738

		764,611

Total Financials		118,139,342

Health Care (7.8%)
Biotechnology (0.9%)
Amgen, Inc.*	60,823	3,339,183
Biogen Idec, Inc.*	15,341	1,028,614
Celgene Corp.*	30,298	1,791,824
Cephalon, Inc.*	4,843	298,910
Genzyme Corp.*	16,673	1,187,117
Gilead Sciences, Inc.*	52,265	1,894,084

		9,539,732

Health Care Equipment & Supplies (1.1%)
Baxter International, Inc.	37,513	1,898,908
Becton, Dickinson and Co.	14,804	1,251,234
Boston Scientific Corp.*	97,854	740,755
C.R. Bard, Inc.	5,981	548,876
CareFusion Corp.*	14,351	368,821
DENTSPLY International, Inc.	9,147	312,553
Intuitive Surgical, Inc.*	2,529	651,850
Medtronic, Inc.	69,518	2,578,423
St. Jude Medical, Inc.*	22,070	943,492
Stryker Corp.	21,986	1,180,648
Varian Medical Systems, Inc.*	7,660	530,685
Zimmer Holdings, Inc.*	12,710	682,273

		11,688,518

Health Care Providers & Services (1.4%)
Aetna, Inc.	25,757	785,846
AmerisourceBergen Corp.	17,790	606,995
Cardinal Health, Inc.	22,464	860,596
CIGNA Corp.	17,440	639,350
Coventry Health Care, Inc.*	9,558	252,331
DaVita, Inc.*	6,257	434,799
Express Scripts, Inc.*	33,929	1,833,862
Humana, Inc.*	10,835	593,108
Laboratory Corp. of America Holdings*	6,547	575,612
McKesson Corp.	16,291	1,146,561
Medco Health Solutions, Inc.*	27,321	1,673,958
Patterson Cos., Inc.	6,225	190,672
Quest Diagnostics, Inc.	9,105	491,397
Tenet Healthcare Corp.*	31,254	209,089
UnitedHealth Group, Inc.	70,809	2,556,913
WellPoint, Inc.*	25,339	1,440,775

		14,291,864

Health Care Technology (0.1%)
Cerner Corp.*	4,587	434,572

Life Sciences Tools & Services (0.4%)
Agilent Technologies, Inc.*	22,297	923,765
Life Technologies Corp.*	12,020	667,110
PerkinElmer, Inc.	7,599	196,206
Thermo Fisher Scientific, Inc.*	25,588	1,416,552
Waters Corp.*	5,879	456,857

		3,660,490

	Number of Shares	Value (Note 1)

Pharmaceuticals (3.9%)
Abbott Laboratories, Inc.	99,513	$4,767,668
Allergan, Inc.	19,796	1,359,391
Bristol-Myers Squibb Co.	110,191	2,917,858
Eli Lilly and Co.	65,326	2,289,023
Forest Laboratories, Inc.*	18,386	587,984
Hospira, Inc.*	10,755	598,946
Johnson & Johnson	176,793	10,934,647
King Pharmaceuticals, Inc.*	14,508	203,837
Merck & Co., Inc.	198,334	7,147,957
Mylan, Inc.*	28,017	591,999
Pfizer, Inc.	515,648	9,028,997
Watson Pharmaceuticals, Inc.*	8,067	416,661

		40,844,968

Total Health Care		80,460,144

Industrials (7.8%)
Aerospace & Defense (1.9%)
Boeing Co.	47,225	3,081,904
General Dynamics Corp.	24,317	1,725,534
Goodrich Corp.	8,071	710,813
Honeywell International, Inc.	50,224	2,669,908
ITT Corp.	11,819	615,888
L-3 Communications Holdings, Inc.	7,286	513,590
Lockheed Martin Corp.	19,010	1,328,989
Northrop Grumman Corp.	18,797	1,217,670
Precision Castparts Corp.	9,181	1,278,087
Raytheon Co.	23,468	1,087,507
Rockwell Collins, Inc.	10,097	588,251
United Technologies Corp.	59,445	4,679,510

		19,497,651

Air Freight & Logistics (0.8%)
C.H. Robinson Worldwide, Inc.	10,687	856,990
Expeditors International of Washington, Inc.	13,670	746,382
FedEx Corp.	20,255	1,883,918
United Parcel Service, Inc., Class B	63,663	4,620,661

		8,107,951

Airlines (0.1%)
Southwest Airlines Co.	48,094	624,260

Building Products (0.0%)
Masco Corp.	23,077	292,155

Commercial Services & Supplies (0.3%)
Avery Dennison Corp.	6,950	294,263
Cintas Corp.	8,137	227,511
Iron Mountain, Inc.	12,883	322,204
Pitney Bowes, Inc.	13,090	316,516
R.R. Donnelley & Sons Co.	13,280	232,002
Republic Services, Inc.	19,788	590,870
Stericycle, Inc.*	5,506	445,545
Waste Management, Inc.	30,630	1,129,328

		3,558,239

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA TACTICAL MANAGER 500 PORTFOLIO-I

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2010

	Number of Shares	Value (Note 1)

Construction & Engineering (0.1%)
Fluor Corp.	11,510	$762,653
Jacobs Engineering Group, Inc.*	8,117	372,164
Quanta Services, Inc.*	13,873	276,350

		1,411,167

Electrical Equipment (0.4%)
Emerson Electric Co.	48,453	2,770,058
Rockwell Automation, Inc.	9,128	654,569
Roper Industries, Inc.	6,094	465,764

		3,890,391

Industrial Conglomerates (1.8%)
3M Co.	46,019	3,971,440
General Electric Co.	685,907	12,545,239
Textron, Inc.	17,696	418,333
Tyco International Ltd.	31,508	1,305,692

		18,240,704

Machinery (1.6%)
Caterpillar, Inc.	40,859	3,826,854
Cummins, Inc.	12,734	1,400,867
Danaher Corp.	34,521	1,628,356
Deere & Co.	27,286	2,266,102
Dover Corp.	12,024	702,803
Eaton Corp.	10,834	1,099,759
Flowserve Corp.	3,594	428,477
Illinois Tool Works, Inc.	31,926	1,704,848
Ingersoll-Rand plc	20,858	982,203
PACCAR, Inc.	23,478	1,348,107
Pall Corp.	7,415	367,636
Parker Hannifin Corp.	10,386	896,312
Snap-On, Inc.	3,744	211,835

		16,864,159

Professional Services (0.1%)
Dun & Bradstreet Corp.	3,206	263,181
Equifax, Inc.	7,944	282,806
Robert Half International, Inc.	9,473	289,874

		835,861

Road & Rail (0.6%)
CSX Corp.	24,088	1,556,326
Norfolk Southern Corp.	23,392	1,469,485
Ryder System, Inc.	3,330	175,291
Union Pacific Corp.	31,747	2,941,677

		6,142,779

Trading Companies & Distributors (0.1%)
Fastenal Co.	9,491	568,606
W.W. Grainger, Inc.	3,734	515,703

		1,084,309

Total Industrials		80,549,626

Information Technology (13.2%)
Communications Equipment (1.6%)
Cisco Systems, Inc.*	356,820	7,218,469
F5 Networks, Inc.*	5,205	677,483
Harris Corp.	8,258	374,087

	Number of Shares	Value (Note 1)

JDS Uniphase Corp.*	14,332	$207,527
Juniper Networks, Inc.*	33,681	1,243,502
Motorola, Inc.*	151,241	1,371,756
QUALCOMM, Inc.	104,141	5,153,938
Tellabs, Inc.	23,747	161,005

		16,407,767

Computers & Peripherals (3.1%)
Apple, Inc.*	59,052	19,047,813
Dell, Inc.*	108,108	1,464,863
EMC Corp.*	132,639	3,037,433
Hewlett-Packard Co.	145,988	6,146,095
Lexmark International, Inc., Class A*	5,057	176,085
NetApp, Inc.*	23,267	1,278,754
QLogic Corp.*	6,981	118,817
SanDisk Corp.*	15,096	752,686
Western Digital Corp.*	14,793	501,483

		32,524,029

Electronic Equipment, Instruments & Components (0.3%)
Amphenol Corp., Class A	11,240	593,247
Corning, Inc.	100,611	1,943,804
FLIR Systems, Inc.*	10,209	303,718
Jabil Circuit, Inc.	12,619	253,516
Molex, Inc.	8,893	202,049

		3,296,334

Internet Software & Services (1.4%)
Akamai Technologies, Inc.*	11,738	552,273
eBay, Inc.*	73,857	2,055,440
Google, Inc., Class A*	16,057	9,537,376
Monster Worldwide, Inc.*	8,370	197,783
VeriSign, Inc.	11,071	361,690
Yahoo!, Inc.*	83,914	1,395,490

		14,100,052

IT Services (2.1%)
Automatic Data Processing, Inc.	31,751	1,469,436
Cognizant Technology Solutions Corp., Class A*	19,537	1,431,867
Computer Sciences Corp.	9,945	493,272
Fidelity National Information Services, Inc.	17,049	466,972
Fiserv, Inc.*	9,574	560,653
International Business Machines Corp.	79,978	11,737,571
Mastercard, Inc., Class A	6,235	1,397,326
Paychex, Inc.	20,721	640,486
SAIC, Inc.*	18,902	299,786
Teradata Corp.*	10,783	443,828
Total System Services, Inc.	10,507	161,598
Visa, Inc., Class A	31,370	2,207,821
Western Union Co.	42,221	784,044

		22,094,660

Office Electronics (0.1%)
Xerox Corp.	89,300	1,028,736

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA TACTICAL MANAGER 500 PORTFOLIO-I

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2010

	Number of Shares	Value (Note 1)

Semiconductors & Semiconductor Equipment (1.8%)
Advanced Micro Devices, Inc.*	36,865	$301,556
Altera Corp.	20,121	715,905
Analog Devices, Inc.	19,226	724,243
Applied Materials, Inc.	86,009	1,208,426
Broadcom Corp., Class A	29,317	1,276,755
First Solar, Inc.*	3,476	452,367
Intel Corp.	359,088	7,551,621
KLA-Tencor Corp.	10,754	415,535
Linear Technology Corp.	14,510	501,901
LSI Corp.*	39,687	237,725
MEMC Electronic Materials, Inc.*	14,639	164,835
Microchip Technology, Inc.	12,026	411,410
Micron Technology, Inc.*	55,153	442,327
National Semiconductor Corp.	15,421	212,193
Novellus Systems, Inc.*	5,805	187,618
NVIDIA Corp.*	37,401	575,975
Teradyne, Inc.*	11,676	163,931
Texas Instruments, Inc.	75,587	2,456,578
Xilinx, Inc.	16,680	483,386

		18,484,287

Software (2.8%)
Adobe Systems, Inc.*	32,749	1,008,014
Autodesk, Inc.*	14,638	559,172
BMC Software, Inc.*	11,438	539,187
CA, Inc.	24,701	603,693
Citrix Systems, Inc.*	12,088	826,940
Compuware Corp.*	14,099	164,535
Electronic Arts, Inc.*	21,361	349,893
Intuit, Inc.*	17,996	887,203
McAfee, Inc.*	9,923	459,534
Microsoft Corp.	484,677	13,532,182
Novell, Inc.*	22,630	133,970
Oracle Corp.	249,191	7,799,678
Red Hat, Inc.*	12,268	560,034
Salesforce.com, Inc.*	7,613	1,004,916
Symantec Corp.*	49,971	836,515

		29,265,466

Total Information Technology		137,201,331

Materials (2.7%)
Chemicals (1.5%)
Air Products & Chemicals, Inc.	13,794	1,254,564
Airgas, Inc.	4,817	300,870
CF Industries Holdings, Inc.	4,579	618,852
Dow Chemical Co.	74,722	2,551,009
E.I. du Pont de Nemours & Co.	58,768	2,931,348
Eastman Chemical Co.	4,643	390,383
Ecolab, Inc.	14,944	753,476
FMC Corp.	4,669	373,006
International Flavors & Fragrances, Inc.	5,147	286,122
Monsanto Co.	34,530	2,404,669
PPG Industries, Inc.	10,494	882,231
Praxair, Inc.	19,723	1,882,955

	Number of Shares	Value (Note 1)

Sherwin-Williams Co.	5,767	$482,986
Sigma-Aldrich Corp.	7,808	519,701

		15,632,172

Construction Materials (0.1%)
Vulcan Materials Co.	8,265	366,635

Containers & Packaging (0.1%)
Ball Corp.	5,685	386,864
Bemis Co., Inc.	6,964	227,444
Owens-Illinois, Inc.*	10,534	323,394
Sealed Air Corp.	10,279	261,601

		1,199,303

Metals & Mining (0.9%)
AK Steel Holding Corp.	7,080	115,900
Alcoa, Inc.	65,755	1,011,969
Allegheny Technologies, Inc.	6,347	350,227
Cliffs Natural Resources, Inc.	8,720	680,247
Freeport-McMoRan Copper & Gold, Inc.	30,313	3,640,288
Newmont Mining Corp.	31,741	1,949,850
Nucor Corp.	20,325	890,642
Titanium Metals Corp.*	5,937	101,998
United States Steel Corp.	9,245	540,093

		9,281,214

Paper & Forest Products (0.1%)
International Paper Co.	28,161	767,106
MeadWestvaco Corp.	10,831	283,339

		1,050,445

Total Materials		27,529,769

Telecommunication Services (2.2%)
Diversified Telecommunication Services (2.0%)
AT&T, Inc.	380,461	11,177,944
CenturyLink, Inc.	19,521	901,285
Frontier Communications Corp.	63,980	622,525
Qwest Communications International, Inc.	112,186	853,736
Verizon Communications, Inc.	181,976	6,511,101
Windstream Corp.	31,137	434,050

		20,500,641

Wireless Telecommunication Services (0.2%)
American Tower Corp., Class A*	25,691	1,326,683
MetroPCS Communications, Inc.*	16,882	213,220
Sprint Nextel Corp.*	192,289	813,382

		2,353,285

Total Telecommunication Services		22,853,926

Utilities (2.3%)
Electric Utilities (1.3%)
Allegheny Energy, Inc.	10,939	265,161
American Electric Power Co., Inc.	30,918	1,112,430
Duke Energy Corp.	85,268	1,518,623

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA TACTICAL MANAGER 500 PORTFOLIO-I

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2010

	Number of Shares	Value (Note 1)

Edison International	20,974	$809,596
Entergy Corp.	11,647	824,957
Exelon Corp.	42,579	1,772,990
FirstEnergy Corp.	19,624	726,480
NextEra Energy, Inc.	26,770	1,391,772
Northeast Utilities	11,350	361,838
Pepco Holdings, Inc.	14,451	263,731
Pinnacle West Capital Corp.	6,998	290,067
PPL Corp.	31,112	818,868
Progress Energy, Inc.	18,858	819,946
Southern Co.	53,990	2,064,038

		13,040,497

Gas Utilities (0.0%)
Nicor, Inc.	2,931	146,315
Oneok, Inc.	6,855	380,247

		526,562

Independent Power Producers & Energy Traders (0.1%)
AES Corp.*	42,615	519,051
Constellation Energy Group, Inc.	12,862	393,963
NRG Energy, Inc.*	15,913	310,940

		1,223,954

Multi-Utilities (0.9%)
Ameren Corp.	15,439	435,225
CenterPoint Energy, Inc.	27,242	428,244
CMS Energy Corp.	15,744	292,838
Consolidated Edison, Inc.	18,703	927,108
Dominion Resources, Inc.	37,371	1,596,489
DTE Energy Co.	10,887	493,399
Integrys Energy Group, Inc.	4,994	242,259
NiSource, Inc.	17,915	315,662

	Number of Shares	Value (Note 1)

PG&E Corp.	25,239	$1,207,434
Public Service Enterprise Group, Inc.	32,569	1,036,020
SCANA Corp.	7,289	295,933
Sempra Energy	15,454	811,026
TECO Energy, Inc.	13,823	246,049
Wisconsin Energy Corp.	7,525	442,922
Xcel Energy, Inc.	29,619	697,528

		9,468,136

Total Utilities		24,259,149

Total Common Stocks (70.9%) (Cost $662,207,884)		736,033,147

	Number of Shares	Value (Note 1)
SHORT-TERM INVESTMENT:
Short-Term Investment (26.5%)
BlackRock Liquidity Funds TempFund 0.17%‡ (Cost $275,527,949)	275,527,949	275,527,949

Total Investments (97.4%) (Cost $937,735,833)		1,011,561,096
Other Assets Less Liabilities (2.6%)		26,532,436

Net Assets (100%)		$1,038,093,532

*	Non-income producing.
‡	Affiliated company as defined under the Investment Company Act of 1940.

Investments in companies which were affiliates for the year ended December 31, 2010, were as follows:

Securities	Market Value December 31, 2009	Purchases at Cost	Sales at Cost	Market Value December 31, 2010	Dividend Income	Realized Gain (Loss)
BlackRock Liquidity Funds TempFund	$66,210,916	$744,282,402	$534,965,369	$275,527,949	$301,297	$2,537

At December 31, 2010, the Portfolio had the following futures contracts open: (Note 1)

Purchase	Number of Contracts	Expiration Date	Original Value	Value at 12/31/2010	Unrealized Appreciation/ (Depreciation)
S&P 500 E-Mini Index	4,806	March-11	$293,775,444	$301,095,900	$7,320,456

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA TACTICAL MANAGER 500 PORTFOLIO-I

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2010

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2010:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with rules under the Investment Company Act of 1940. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Common Stocks
Consumer Discretionary	$78,274,890	$—	$—	$78,274,890
Consumer Staples	78,237,942	—	—	78,237,942
Energy	88,527,028	—	—	88,527,028
Financials	118,139,342	—	—	118,139,342
Health Care	80,460,144	—	—	80,460,144
Industrials	80,549,626	—	—	80,549,626
Information Technology	137,201,331	—	—	137,201,331
Materials	27,529,769	—	—	27,529,769
Telecommunication Services	22,853,926	—	—	22,853,926
Utilities	24,259,149	—	—	24,259,149
Futures	7,320,456	—	—	7,320,456
Short-Term Investments	—	275,527,949	—	275,527,949

Total Assets	$743,353,603	$275,527,949	$—	$1,018,881,552

Total Liabilities	$—	$—	$—	$—

Total	$743,353,603	$275,527,949	$—	$1,018,881,552

Fair Values of Derivative Instruments as of December 31, 2010:

Statement of Assets and Liabilities
Derivatives Not Accounted for as Hedging Instruments^	Asset Derivatives	Fair Value
Interest rate contracts	Receivables, Net Assets - Unrealized appreciation	$—	*
Foreign exchange contracts	Receivables	—
Credit contracts	Receivables	—
Equity contracts	Receivables, Net Assets - Unrealized appreciation	7,320,456	*
Commodity contracts	Receivables	—
Other contracts	Receivables	—

Total		$7,320,456

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA TACTICAL MANAGER 500 PORTFOLIO-I

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2010

Statement of Assets and Liabilities
Derivatives Not Accounted for as Hedging Instruments^	Liability Derivatives	Fair Value
Interest rate contracts	Payables, Net Assets - Unrealized depreciation	$—	*
Foreign exchange contracts	Payables	—
Credit contracts	Payables	—
Equity contracts	Payables, Net Assets - Unrealized depreciation	—	*
Commodity contracts	Payables	—
Other contracts	Payables	—

Total		$—

*Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets & Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2010:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Options	Futures	Forward Currency Contracts	Swaps	Total
Interest rate contracts	$—	$—	$—	$—	$—
Foreign exchange contracts	—	—	—	—	—
Credit contracts	—	—	—	—	—
Equity contracts	—	28,071,948	—	—	28,071,948
Commodity contracts	—	—	—	—	—
Other contracts	—	—	—	—	—

Total	$—	$28,071,948	$—	$—	$28,071,948

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Options	Futures	Forward Currency Contracts	Swaps	Total
Interest rate contracts	$—	$—	$—	$—	$
Foreign exchange contracts	—	—	—	—		—
Credit contracts	—	—	—	—		—
Equity contracts	—	6,392,988	—	—		6,392,988
Commodity contracts	—	—	—	—		—
Other contracts	—	—	—	—		—

Total	$—	$6,392,988	$—	$—		$6,392,988

The Portfolio held futures contracts with an average notional balance of approximately $165,801,000 during the year ended December 31, 2010.

^ This Portfolio held futures contracts as a substitute for investing in conventional securities and hedging.

Investment security transactions for the year ended December 31, 2010 were as follows:

Cost of Purchases:
Stocks	$519,665,723
Net Proceeds of Sales and Redemptions:
Stocks	$5,945,071

As of December 31, 2010, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$79,949,674
Aggregate gross unrealized depreciation	(6,238,124)

Net unrealized appreciation	$73,711,550

Federal income tax cost of investments	$937,849,546

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA TACTICAL MANAGER 500 PORTFOLIO-I

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2010

ASSETS
Investments at value:
Affiliated Issuers (Cost $275,527,949)	$275,527,949
Unaffiliated Issuers (Cost $662,207,884)	736,033,147
Cash held as collateral at broker	25,002,800
Receivable from Separate Accounts for Trust shares sold	1,599,302
Dividends, interest and other receivables	862,311
Receivable from investment sub-advisor	16,633
Other assets	263

Total assets	1,039,042,405

LIABILITIES
Overdraft payable	4,771
Investment management fees payable	378,420
Variation margin payable on futures contracts	355,885
Administrative fees payable	131,661
Payable to Separate Accounts for Trust shares redeemed	11,109
Distribution fees payable - Class IB	10,601
Trustees’ fees payable	86
Accrued expenses	56,340

Total liabilities	948,873

NET ASSETS	$1,038,093,532

Net assets were comprised of:
Paid in capital	$943,804,456
Accumulated undistributed net investment income (loss)	153,227
Accumulated undistributed net realized gains (losses) on investments and futures	12,990,130
Net unrealized appreciation (depreciation) on investments and futures	81,145,719

Net assets	$1,038,093,532

Class IA
Net asset value, offering and redemption price per share, $984,788,064 / 71,551,845 shares outstanding (unlimited amount authorized: $0.01 par value)	$13.76

Class IB
Net asset value, offering and redemption price per share, $53,305,468 / 3,893,749 shares outstanding (unlimited amount authorized: $0.01 par value)	$13.69

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2010

INVESTMENT INCOME
Dividends ($301,297 of dividend income received from affiliates)(net of $975 foreign withholding tax)	$8,670,210
Interest	28,742

Total income	8,698,952

EXPENSES
Investment management fees	2,581,912
Administrative fees	928,541
Recoupment fees	63,085
Printing and mailing expenses	61,731
Distribution fees - Class IB	48,449
Professional fees	45,652
Custodian fees	41,999
Trustees’ fees	10,201
Miscellaneous	9,891

Gross expenses	3,791,461
Less: Reimbursement from sub-advisor	(116,662)

Net expenses	3,674,799

NET INVESTMENT INCOME (LOSS)	5,024,153

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Securities	515,023
Futures	28,071,948
Net distributions of realized gain received from Underlying Portfolio (All realized gains received from affiliates)	2,537

Net realized gain (loss)	28,589,508

Change in unrealized appreciation (depreciation) on:
Securities	68,345,213
Futures	6,932,988

Net change in unrealized appreciation (depreciation)	75,278,201

NET REALIZED AND UNREALIZED GAIN (LOSS)	103,867,709

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$108,891,862

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA TACTICAL MANAGER 500 PORTFOLIO-I

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2010	May 27, 2009* to December 31, 2009
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$5,024,153	$364,972
Net realized gain (loss) on investments, futures and net distributions of realized gain received from Underlying Portfolios	28,589,508	3,686,657
Net change in unrealized appreciation (depreciation) on investments and futures	75,278,201	5,867,518

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	108,891,862	9,919,147

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class IA	(4,760,505)	(344,865)
Class IB†	(127,795)	(13)

	(4,888,300)	(344,878)

Distributions from net realized capital gains
Class IA	(18,389,800)	—
Class IB†	(899,333)	—

	(19,289,133)	—

TOTAL DIVIDENDS AND DISTRIBUTIONS	(24,177,433)	(344,878)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 54,608,627 and 18,163,717 shares, respectively ]	694,081,638	217,669,974
Capital shares issued in reinvestment of dividends and distributions[ 1,740,500 and 28,024 shares, respectively ]	23,150,305	344,865
Capital shares repurchased [ (2,996,479) and (2,544) shares, respectively ]	(40,626,638)	(31,221)

Total Class IA transactions	676,605,305	217,983,618

Class IB†
Capital shares sold [ 3,876,522 and 21,701 shares, respectively ]	48,858,029	270,156
Capital shares issued in reinvestment of dividends and distributions[ 77,193 and 1 shares, respectively ]	1,027,128	13
Capital shares repurchased [ (81,666) and (2) shares, respectively ]	(1,039,391)	(24)

Total Class IB transactions	48,845,766	270,145

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	725,451,071	218,253,763

TOTAL INCREASE (DECREASE) IN NET ASSETS	810,165,500	227,828,032
NET ASSETS:
Beginning of period	227,928,032	100,000

End of period (a)	$1,038,093,532	$227,928,032

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$153,227	$20,094

* The Portfolio commenced operations on May 27, 2009.
† Class IB commenced operations on October 29, 2009.

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA TACTICAL MANAGER 500 PORTFOLIO-I

FINANCIAL HIGHLIGHTS

Class IA	Year Ended December 31, 2010		May 27, 2009* to December 31, 2009
Net asset value, beginning of period	$12.51		$10.00

Income (loss) from investment operations:
Net investment income (loss)	0.11	(e)	0.06	(e)
Net realized and unrealized gain (loss) on investments and futures	1.51		2.47

Total from investment operations	1.62		2.53

Less distributions:
Dividends from net investment income	(0.07)		(0.02)
Distributions from net realized gains	(0.30)		—

Total dividends and distributions	(0.37)		(0.02)

Net asset value, end of period	$13.76		$12.51

Total return (b)	13.09%		25.32%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$984,788		$227,658
Ratio of expenses to average net assets:
After waivers and reimbursements (a)	0.63%		0.69%
Before waivers and reimbursements (a)	0.64%		0.85%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)	0.88%		0.85%
Before waivers and reimbursements (a)	0.87%		0.70%
Portfolio turnover rate	1%		6%

Class IB	Year Ended December 31, 2010		October 29, 2009* to December 31, 2009
Net asset value, beginning of period	$12.43		$11.71

Income (loss) from investment operations:
Net investment income (loss)	0.09	(e)	0.02	(e)
Net realized and unrealized gain (loss) on investments and futures	1.51		0.72

Total from investment operations	1.60		0.74

Less distributions:
Dividends from net investment income	(0.04)		(0.02)
Distributions from net realized gains	(0.30)		—

Total dividends and distributions	(0.34)		(0.02)

Net asset value, end of period	$13.69		$12.43

Total return (b)	12.97%		6.28%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$53,305		$270
Ratio of expenses to average net assets:
After waivers and reimbursements (a)	0.88	%(c)	0.94	%(c)
Before waivers and reimbursements (a)	0.89	%(c)	1.10	%(c)
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)	0.69%		0.81%
Before waivers and reimbursements (a)	0.67%		0.78%
Portfolio turnover rate	1%		6%
*	Commencement of Operations.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(c)	Reflects overall fund ratios for non-class specific expense.
(e)	Net investment income per share is based on average shares outstanding.

See Notes to Financial Statements.

AXA TACTICAL MANAGER 400 PORTFOLIO-I (Unaudited)

PORTFOLIO ADVISERS

➢	AllianceBernstein L.P.

➢	AXA Equitable Life Insurance Company

➢	BlackRock Investment Management, LLC

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/10
	1 Year	Since Incept.**
Portfolio – Class IA Shares	23.88%	33.92%
Portfolio – Class IB Shares*	23.71	33.19
S&P Mid Cap 400 Index	26.64	37.00

*   Date of inception 10/29/09. Returns shown for Class IB shares prior to this period are derived from the historical performance of Class IA shares adjusted to reflect the 12b-1 fees, applicable to Class IB shares; Class IA shares are not subject to any 12b-1 fees.

** Date of inception 5/27/09

    Returns for periods greater than one year are annualized

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IA shares returned 23.88% for the year ended December 31, 2010. The Portfolio’s benchmark, the S&P Mid Cap 400 Index, returned 26.64% over the same period.

Investment Objective

The Portfolio seeks to achieve long-term growth of capital with an emphasis on risk-adjusted returns and lower volatility over a full market cycle relative to traditional equity funds and equity market indexes, by investing in a combination of long and short positions on equity securities of mid-capitalization companies, including securities included in the Standard & Poor’s Mid Cap 400 Index.

The Investment Strategy

The Portfolio is divided into two portions, one of which utilizes a passive investment index style focused on equity securities of mid-capitalization companies and a second portion which utilizes an actively managed futures and options strategy to tactically manage equity exposure in the Portfolio based on the level of volatility in the market.

Portfolio Highlights

The early months of 2010 saw stocks move higher on the continuation of the 2009 asset recovery story, aided by preliminary signs of improvement in the employment situation and strong corporate earnings reported for fourth quarter 2009 and first quarter 2010. The middle months of 2010 saw a double-digit percentage correction on the back of the Greek sovereign debt crisis and a stalling in jobs growth, leading to fears of a double-dip recession. Investors were also unnerved by the May “flash crash” and the uncertainty surrounding the financial reform bill in the United States.

Nevertheless, after touching a late summer low, the U.S. equity markets experienced a strong finish to the year as double-dip fears receded, jobs growth resumed and the midterm elections results were perceived to be capital markets friendly. Additionally, in the United States, Federal Reserve President Ben Bernanke delivered his famous Jackson Hole speech, leading to a second round of quantitative easing measures (informally known as “QE2”) and, perhaps most importantly, the Bush-era tax cuts were extended and supplemented with some fiscal sweeteners.

In 2010, U.S. stocks posted double-digit percentage gains for the second consecutive year. The S&P 500 Index advanced 10.8% over the fourth quarter, finishing the year up 15.1%. The S&P Mid Cap 400 Index gained 13.5% for the quarter and 26.6% in the year.

The Portfolio was fully equitized throughout most of 2010 and, in the latter half of the year, it performed in line with its benchmark, the S&P Mid Cap 400 Index. The full-year performance lag reflects a brief period in May when the S&P 500 Index rallied as the CBOE Volatility Index (VIX) trended upward. The Portfolio’s use of futures to reduce equity exposure on several highly volatile days in May helped reduce the Portfolio’s risk profile, but detracted from returns when markets rose but volatility remained high.

AXA TACTICAL MANAGER 400 PORTFOLIO-I (Unaudited)

Past performance is no guarantee of future results. An investor cannot invest directly in an index.

Sector Weightings as of 12/31/10	% of Net Assets
Financials	14.2%
Industrials	11.7
Information Technology	11.2
Consumer Discretionary	10.3
Health Care	8.0
Materials	4.9
Energy	4.3
Utilities	4.3
Consumer Staples	2.6
Telecommunication Services	0.6
Cash and Other	27.9

100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2010 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/10	Ending Account Value 12/31/10	Expenses Paid During Period* 7/1/10 - 12/31/10
Class IA
Actual	$1,000.00	$1,278.60	$3.91
Hypothetical (5% average return before expenses)	1,000.00	1,021.78	3.47
Class IB
Actual	1,000.00	1,278.10	5.34
Hypothetical (5% average return before expenses)	1,000.00	1,020.52	4.74

*   Expenses are equal to the Portfolio’s Class IA and Class IB shares annualized expense ratios of 0.68% and 0.93%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

EQ ADVISORS TRUST

AXA TACTICAL MANAGER 400 PORTFOLIO-I

PORTFOLIO OF INVESTMENTS

December 31, 2010

	Number of Shares	Value (Note 1)

COMMON STOCKS:
Consumer Discretionary (10.3%)
Auto Components (0.8%)
BorgWarner, Inc.*	7,292	$527,649
Gentex Corp.	8,997	265,951

		793,600

Automobiles (0.1%)
Thor Industries, Inc.	2,734	92,847

Distributors (0.2%)
LKQ Corp.*	9,279	210,819

Diversified Consumer Services (0.8%)
Career Education Corp.*	4,244	87,978
ITT Educational Services, Inc.*	1,678	106,872
Matthews International Corp., Class A	1,904	66,602
Regis Corp.	3,719	61,735
Service Corp. International	15,668	129,261
Sotheby’s, Inc.	4,299	193,455
Strayer Education, Inc.	869	132,279

		778,182

Hotels, Restaurants & Leisure (1.6%)
Bally Technologies, Inc.*	3,461	146,020
Bob Evans Farms, Inc.	1,963	64,700
Boyd Gaming Corp.*	3,645	38,637
Brinker International, Inc.	5,942	124,069
Cheesecake Factory, Inc.*	3,831	117,458
Chipotle Mexican Grill, Inc.*	1,984	421,917
International Speedway Corp., Class A	1,897	49,645
Life Time Fitness, Inc.*	2,697	110,550
Panera Bread Co., Class A*	1,955	197,866
Scientific Games Corp., Class A*	4,105	40,886
Wendy’s/Arby’s Group, Inc., Class A	20,736	95,800
WMS Industries, Inc.*	3,726	168,564

		1,576,112

Household Durables (1.1%)
American Greetings Corp., Class A	2,592	57,439
KB Home	4,668	62,971
M.D.C. Holdings, Inc.	2,436	70,084
Mohawk Industries, Inc.*	3,606	204,677
NVR, Inc.*	362	250,149
Ryland Group, Inc.	2,859	48,689
Toll Brothers, Inc.*	9,251	175,769
Tupperware Brands Corp.	4,048	192,968

		1,062,746

Leisure Equipment & Products (0.2%)
Eastman Kodak Co.*	17,328	92,878
Polaris Industries, Inc.	2,179	170,006

		262,884

Media (0.6%)
DreamWorks Animation SKG, Inc., Class A*	4,607	135,768
Harte-Hanks, Inc.	2,526	32,257
John Wiley & Sons, Inc., Class A	2,985	135,041

	Number of Shares	Value (Note 1)

Lamar Advertising Co., Class A*	3,687	$146,890
New York Times Co., Class A*	7,628	74,755
Scholastic Corp.	1,540	45,492

		570,203

Multiline Retail (0.6%)
99 Cents Only Stores*	3,034	48,362
Dollar Tree, Inc.*	8,027	450,154
Saks, Inc.*	10,357	110,820

		609,336

Specialty Retail (3.1%)
Aaron’s, Inc.	4,701	95,853
Advance Auto Parts, Inc.	5,388	356,416
Aeropostale, Inc.*	5,947	146,534
American Eagle Outfitters, Inc.	12,544	183,519
AnnTaylor Stores Corp.*	3,752	102,767
Barnes & Noble, Inc.	2,543	35,984
Chico’s FAS, Inc.	11,469	137,972
Collective Brands, Inc.*	4,151	87,586
Dick’s Sporting Goods, Inc.*	5,695	213,563
Dress Barn, Inc.*	4,462	117,886
Foot Locker, Inc.	9,979	195,788
Guess?, Inc.	4,070	192,592
J. Crew Group, Inc.*	4,110	177,305
Office Depot, Inc.*	17,865	96,471
PetSmart, Inc.	7,564	301,199
Rent-A-Center, Inc.	4,147	133,865
Tractor Supply Co.	4,684	227,127
Williams-Sonoma, Inc.	6,834	243,906

		3,046,333

Textiles, Apparel & Luxury Goods (1.2%)
Deckers Outdoor Corp.*	2,471	197,037
Fossil, Inc.*	3,294	232,161
Hanesbrands, Inc.*	6,159	156,438
Phillips-Van Heusen Corp.	4,270	269,053
Timberland Co., Class A*	2,515	61,844
Under Armour, Inc., Class A*	2,265	124,213
Warnaco Group, Inc.*	2,853	157,115

		1,197,861

Total Consumer Discretionary		10,200,923

Consumer Staples (2.6%)
Beverages (0.2%)
Hansen Natural Corp.*	4,438	232,019

Food & Staples Retailing (0.3%)
BJ’s Wholesale Club, Inc.*	3,522	168,704
Ruddick Corp.	2,754	101,457

		270,161

Food Products (1.2%)
Corn Products International, Inc.	4,858	223,468
Flowers Foods, Inc.	4,894	131,698
Green Mountain Coffee Roasters, Inc.*	7,446	244,676
Lancaster Colony Corp.	1,241	70,985
Ralcorp Holdings, Inc.*	3,521	228,900
Smithfield Foods, Inc.*	10,692	220,576
Tootsie Roll Industries, Inc.	1,585	45,917

		1,166,220

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA TACTICAL MANAGER 400 PORTFOLIO-I

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2010

	Number of Shares	Value (Note 1)

Household Products (0.6%)
Church & Dwight Co., Inc.	4,560	$314,731
Energizer Holdings, Inc.*	4,531	330,310

		645,041

Personal Products (0.2%)
Alberto-Culver Co.	5,502	203,794

Tobacco (0.1%)
Universal Corp.	1,550	63,085

Total Consumer Staples		2,580,320

Energy (4.3%)
Energy Equipment & Services (1.8%)
Atwood Oceanics, Inc.*	3,609	134,868
Dril-Quip, Inc.*	2,210	171,761
Exterran Holdings, Inc.*	4,074	97,572
Helix Energy Solutions Group, Inc.*	6,798	82,528
Oceaneering International, Inc.*	3,469	255,423
Patterson-UTI Energy, Inc.	9,927	213,927
Pride International, Inc.*	11,264	371,712
Superior Energy Services, Inc.*	5,052	176,770
Tidewater, Inc.	3,295	177,403
Unit Corp.*	2,559	118,942

		1,800,906

Oil, Gas & Consumable Fuels (2.5%)
Arch Coal, Inc.	10,415	365,150
Bill Barrett Corp.*	2,987	122,855
Cimarex Energy Co.	5,434	481,072
Comstock Resources, Inc.*	3,053	74,982
Forest Oil Corp.*	7,268	275,966
Frontier Oil Corp.*	6,807	122,594
Overseas Shipholding Group, Inc.	1,730	61,277
Patriot Coal Corp.*	5,163	100,007
Plains Exploration & Production Co.*	9,013	289,678
Quicksilver Resources, Inc.*	7,567	111,537
SM Energy Co.	4,051	238,725
Southern Union Co.	7,981	192,103

		2,435,946

Total Energy		4,236,852

Financials (14.2%)
Capital Markets (1.7%)
Affiliated Managers Group, Inc.*	3,310	328,418
Apollo Investment Corp.	12,547	138,895
Eaton Vance Corp.	7,585	229,295
Greenhill & Co., Inc.	1,617	132,077
Jefferies Group, Inc.	7,969	212,215
Raymond James Financial, Inc.	6,422	209,999
SEI Investments Co.	9,351	222,460
Waddell & Reed Financial, Inc., Class A	5,503	194,201

		1,667,560

Commercial Banks (2.7%)
Associated Banc-Corp	11,093	168,059
BancorpSouth, Inc.	4,742	75,635
Bank of Hawaii Corp.	3,091	145,926

	Number of Shares	Value (Note 1)

Cathay General Bancorp	5,066	$84,602
City National Corp./California	2,990	183,467
Commerce Bancshares, Inc./Missouri	4,971	197,498
Cullen/Frost Bankers, Inc.	3,915	239,285
East West Bancorp, Inc.	9,514	185,999
FirstMerit Corp.	7,000	138,530
Fulton Financial Corp.	12,805	132,404
International Bancshares Corp.	3,411	68,322
PacWest Bancorp	2,042	43,658
Prosperity Bancshares, Inc.	3,004	117,997
SVB Financial Group*	2,702	143,341
Synovus Financial Corp.	50,325	132,858
TCF Financial Corp.	8,172	121,027
Trustmark Corp.	3,665	91,039
Valley National Bancorp	10,374	148,348
Webster Financial Corp.	4,696	92,511
Westamerica Bancorp	1,875	104,006

		2,614,512

Diversified Financial Services (0.3%)
MSCI, Inc., Class A*	7,627	297,148

Insurance (2.9%)
American Financial Group, Inc./Ohio	5,073	163,807
Arthur J. Gallagher & Co.	6,812	198,093
Brown & Brown, Inc.	7,518	179,981
Everest Reinsurance Group Ltd.	3,507	297,464
Fidelity National Financial, Inc., Class A	14,622	200,029
First American Financial Corp.	6,715	100,322
Hanover Insurance Group, Inc.	2,902	135,581
HCC Insurance Holdings, Inc.	7,391	213,896
Mercury General Corp.	2,295	98,708
Old Republic International Corp.	16,315	222,373
Protective Life Corp.	5,510	146,786
Reinsurance Group of America, Inc.	4,694	252,115
StanCorp Financial Group, Inc.	2,970	134,066
Transatlantic Holdings, Inc.	4,054	209,268
Unitrin, Inc.	3,210	78,773
W. R. Berkley Corp.	7,624	208,745

		2,840,007

Real Estate Investment Trusts (REITs) (5.4%)
Alexandria Real Estate Equities, Inc. (REIT)	3,554	260,366
AMB Property Corp. (REIT)	10,826	343,292
BRE Properties, Inc. (REIT)	4,132	179,742
Camden Property Trust (REIT)	4,412	238,160
Corporate Office Properties Trust/Maryland (REIT)	4,288	149,866
Cousins Properties, Inc. (REIT)	6,692	55,811
Duke Realty Corp. (REIT)	16,206	201,927
Equity One, Inc. (REIT)	2,985	54,267
Essex Property Trust, Inc. (REIT)	2,012	229,811
Federal Realty Investment Trust (REIT)	3,944	307,356
Highwoods Properties, Inc. (REIT)	2,436	77,587
Hospitality Properties Trust (REIT)	7,913	182,316

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA TACTICAL MANAGER 400 PORTFOLIO-I

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2010

	Number of Shares	Value (Note 1)

Liberty Property Trust (REIT)	7,337	$234,197
Macerich Co. (REIT)	8,340	395,066
Mack-Cali Realty Corp. (REIT)	5,114	169,069
Nationwide Health Properties, Inc. (REIT)	8,107	294,933
Omega Healthcare Investors, Inc. (REIT)	6,337	142,202
Potlatch Corp. (REIT)	2,580	83,979
Rayonier, Inc. (REIT)	5,184	272,264
Realty Income Corp. (REIT)	7,521	257,218
Regency Centers Corp. (REIT)	5,248	221,675
Senior Housing Properties Trust (REIT)	8,997	197,394
SL Green Realty Corp. (REIT)	5,017	338,698
UDR, Inc. (REIT)	11,697	275,113
Weingarten Realty Investors (REIT)	7,719	183,403

		5,345,712

Real Estate Management & Development (0.2%)
Jones Lang LaSalle, Inc.	2,734	229,437

Thrifts & Mortgage Finance (1.0%)
Astoria Financial Corp.	5,307	73,820
First Niagara Financial Group, Inc.	13,477	188,408
New York Community Bancorp, Inc.	27,923	526,349
NewAlliance Bancshares, Inc.	6,770	101,415
Washington Federal, Inc.	7,245	122,585

		1,012,577

Total Financials		14,006,953

Health Care (8.0%)
Biotechnology (0.7%)
United Therapeutics Corp.*	3,218	203,442
Vertex Pharmaceuticals, Inc.*	13,025	456,266

		659,708

Health Care Equipment & Supplies (2.9%)
Beckman Coulter, Inc.	4,439	333,946
Edwards Lifesciences Corp.*	7,324	592,072
Gen-Probe, Inc.*	3,108	181,352
Hill-Rom Holdings, Inc.	4,042	159,134
Hologic, Inc.*	16,659	313,522
IDEXX Laboratories, Inc.*	3,686	255,145
Immucor, Inc.*	4,512	89,473
Kinetic Concepts, Inc.*	4,025	168,567
Masimo Corp.	3,792	110,234
ResMed, Inc.*	9,720	336,701
STERIS Corp.	3,818	139,204
Teleflex, Inc.	2,572	138,399
Thoratec Corp.*	3,766	106,653

		2,924,402

Health Care Providers & Services (2.3%)
Community Health Systems, Inc.*	5,960	222,725
Health Management Associates, Inc., Class A*	16,065	153,260
Health Net, Inc.*	6,125	167,151
Henry Schein, Inc.*	5,923	363,613
Kindred Healthcare, Inc.*	2,559	47,009
LifePoint Hospitals, Inc.*	3,406	125,170

	Number of Shares	Value (Note 1)

Lincare Holdings, Inc.	6,295	$168,895
MEDNAX, Inc.*	3,057	205,706
Omnicare, Inc.	7,432	188,698
Owens & Minor, Inc.	4,077	119,986
Universal Health Services, Inc., Class B	6,235	270,724
VCA Antech, Inc.*	5,545	129,143
WellCare Health Plans, Inc.*	2,744	82,924

		2,245,004

Health Care Technology (0.2%)
Allscripts Healthcare Solutions, Inc.*	12,047	232,146

Life Sciences Tools & Services (1.2%)
Bio-Rad Laboratories, Inc., Class A*	1,252	130,020
Charles River Laboratories International, Inc.*	3,714	131,996
Covance, Inc.*	4,157	213,711
Mettler-Toledo International, Inc.*	2,111	319,204
Pharmaceutical Product Development, Inc.	7,619	206,780
Techne Corp.	2,385	156,623

		1,158,334

Pharmaceuticals (0.7%)
Endo Pharmaceuticals Holdings, Inc.*	7,437	265,575
Medicis Pharmaceutical Corp., Class A	3,904	104,588
Perrigo Co.	5,328	337,422

		707,585

Total Health Care		7,927,179

Industrials (11.7%)
Aerospace & Defense (0.4%)
Alliant Techsystems, Inc.*	2,141	159,354
BE Aerospace, Inc.*	6,555	242,732

		402,086

Airlines (0.3%)
AirTran Holdings, Inc.*	8,752	64,677
Alaska Air Group, Inc.*	2,369	134,299
JetBlue Airways Corp.*	13,000	85,930

		284,906

Building Products (0.1%)
Lennox International, Inc.	2,898	137,046

Commercial Services & Supplies (1.2%)
Brink’s Co.	2,974	79,941
Clean Harbors, Inc.*	1,476	124,102
Copart, Inc.*	4,479	167,291
Corrections Corp. of America*	7,107	178,102
Deluxe Corp.	3,312	76,242
Herman Miller, Inc.	3,681	93,129
HNI Corp.	2,888	90,106
Mine Safety Appliances Co.	1,995	62,104
Rollins, Inc.	4,081	80,600
Waste Connections, Inc.	7,417	204,190

		1,155,807

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA TACTICAL MANAGER 400 PORTFOLIO-I

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2010

	Number of Shares	Value (Note 1)

Construction & Engineering (1.0%)
Aecom Technology Corp.*	7,616	$213,020
Granite Construction, Inc.	2,204	60,456
KBR, Inc.	9,677	294,858
Shaw Group, Inc.*	5,461	186,930
URS Corp.*	5,304	220,699

		975,963

Electrical Equipment (1.5%)
Acuity Brands, Inc.	2,760	159,169
AMETEK, Inc.	10,284	403,647
Baldor Electric Co.	3,031	191,074
Hubbell, Inc., Class B	3,864	232,342
Regal-Beloit Corp.	2,490	166,232
Thomas & Betts Corp.*	3,322	160,453
Woodward Governor Co.	3,812	143,179

		1,456,096

Industrial Conglomerates (0.1%)
Carlisle Cos., Inc.	3,934	156,337

Machinery (4.7%)
AGCO Corp.*	5,986	303,251
Bucyrus International, Inc.	5,193	464,254
Crane Co.	2,960	121,567
Donaldson Co., Inc.	4,904	285,805
Gardner Denver, Inc.	3,364	231,511
Graco, Inc.	3,864	152,435
Harsco Corp.	5,179	146,669
IDEX Corp.	5,261	205,810
Joy Global, Inc.	6,632	575,326
Kennametal, Inc.	5,289	208,704
Lincoln Electric Holdings, Inc.	2,709	176,816
Nordson Corp.	2,177	200,023
Oshkosh Corp.*	5,815	204,921
Pentair, Inc.	6,355	232,021
SPX Corp.	3,225	230,555
Terex Corp.*	7,017	217,808
Timken Co.	5,166	246,573
Trinity Industries, Inc.	5,132	136,563
Valmont Industries, Inc.	1,373	121,826
Wabtec Corp.	3,093	163,589

		4,626,027

Marine (0.2%)
Alexander & Baldwin, Inc.	2,658	106,400
Kirby Corp.*	3,431	151,135

		257,535

Professional Services (0.8%)
Corporate Executive Board Co.	2,212	83,061
FTI Consulting, Inc.*	2,977	110,982
Korn/Ferry International*	2,989	69,076
Manpower, Inc.	5,244	329,113
Navigant Consulting, Inc.*	3,258	29,974
Towers Watson & Co., Class A	2,913	151,651

		773,857

Road & Rail (0.9%)
Con-way, Inc.	3,525	128,910
J.B. Hunt Transport Services, Inc.	5,715	233,229
Kansas City Southern*	6,599	315,828
Landstar System, Inc.	3,149	128,920

	Number of Shares	Value (Note 1)

Werner Enterprises, Inc.	2,862	$64,681

		871,568

Trading Companies & Distributors (0.5%)
GATX Corp.	2,982	105,205
MSC Industrial Direct Co., Class A	2,872	185,790
United Rentals, Inc.*	3,903	88,793
Watsco, Inc.	1,794	113,165

		492,953

Total Industrials		11,590,181

Information Technology (11.2%)
Communications Equipment (1.1%)
ADTRAN, Inc.	4,058	146,940
Ciena Corp.*	6,024	126,805
CommScope, Inc.*	6,109	190,723
Plantronics, Inc.	3,067	114,154
Polycom, Inc.*	5,474	213,377
Riverbed Technology, Inc.*	9,437	331,899

		1,123,898

Computers & Peripherals (0.3%)
Diebold, Inc.	4,226	135,443
NCR Corp.*	10,211	156,943

		292,386

Electronic Equipment, Instruments & Components (1.7%)
Arrow Electronics, Inc.*	7,423	254,238
Avnet, Inc.*	9,741	321,745
Ingram Micro, Inc., Class A*	10,051	191,874
Itron, Inc.*	2,599	144,115
National Instruments Corp.	3,760	141,526
Tech Data Corp.*	3,000	132,060
Trimble Navigation Ltd.*	7,710	307,860
Vishay Intertechnology, Inc.*	10,605	155,681

		1,649,099

Internet Software & Services (0.8%)
AOL, Inc.*	6,882	163,172
Digital River, Inc.*	2,558	88,047
Equinix, Inc.*	2,954	240,042
Rackspace Hosting, Inc.*	6,241	196,030
ValueClick, Inc.*	5,176	82,971

		770,262

IT Services (1.7%)
Acxiom Corp.*	5,169	88,648
Alliance Data Systems Corp.*	3,333	236,743
Broadridge Financial Solutions, Inc.	8,014	175,747
Convergys Corp.*	7,885	103,845
CoreLogic, Inc.	6,703	124,140
DST Systems, Inc.	2,283	101,251
Gartner, Inc.*	4,698	155,974
Global Payments, Inc.	5,130	237,057
Jack Henry & Associates, Inc.	5,522	160,966
Lender Processing Services, Inc.	5,854	172,810
ManTech International Corp., Class A*	1,458	60,259
NeuStar, Inc., Class A*	1,149	29,932
SRA International, Inc., Class A*	2,769	56,626

		1,703,998

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA TACTICAL MANAGER 400 PORTFOLIO-I

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2010

	Number of Shares	Value (Note 1)

Office Electronics (0.1%)
Zebra Technologies Corp., Class A*	3,649	$138,626

Semiconductors & Semiconductor Equipment (2.4%)
Atmel Corp.*	29,461	362,960
Cree, Inc.*	6,967	459,056
Fairchild Semiconductor International, Inc.*	8,005	124,958
Integrated Device Technology, Inc.*	9,841	65,541
International Rectifier Corp.*	4,448	132,061
Intersil Corp., Class A	8,004	122,221
Lam Research Corp.*	7,883	408,182
RF Micro Devices, Inc.*	17,681	129,955
Semtech Corp.*	4,018	90,968
Silicon Laboratories, Inc.*	2,825	130,006
Skyworks Solutions, Inc.*	11,767	336,889

		2,362,797

Software (3.1%)
ACI Worldwide, Inc.*	2,146	57,663
Advent Software, Inc.*	1,033	59,831
ANSYS, Inc.*	5,833	303,724
Cadence Design Systems, Inc.*	17,188	141,973
Concur Technologies, Inc.*	2,932	152,259
FactSet Research Systems, Inc.	2,972	278,655
Fair Isaac Corp.	2,557	59,757
Informatica Corp.*	6,027	265,369
Mentor Graphics Corp.*	7,071	84,852
MICROS Systems, Inc.*	5,176	227,019
Parametric Technology Corp.*	7,576	170,687
Quest Software, Inc.*	3,855	106,938
Rovi Corp.*	6,750	418,568
Solera Holdings, Inc.	4,503	231,094
Synopsys, Inc.*	9,523	256,264
TIBCO Software, Inc.*	10,727	211,429

		3,026,082

Total Information Technology		11,067,148

Materials (4.9%)
Chemicals (2.4%)
Albemarle Corp.	5,870	327,429
Ashland, Inc.	5,074	258,064
Cabot Corp.	4,204	158,281
Cytec Industries, Inc.	3,175	168,465
Intrepid Potash, Inc.*	2,855	106,463
Lubrizol Corp.	4,207	449,644
Minerals Technologies, Inc.	1,194	78,099
NewMarket Corp.	636	78,463
Olin Corp.	5,123	105,124
RPM International, Inc.	8,309	183,629
Scotts Miracle-Gro Co., Class A	2,946	149,568
Sensient Technologies Corp.	3,199	117,499
Valspar Corp.	6,312	217,638

		2,398,366

Construction Materials (0.3%)
Martin Marietta Materials, Inc.	2,929	270,171

Containers & Packaging (1.1%)
AptarGroup, Inc.	4,321	205,550

	Number of Shares	Value (Note 1)

Greif, Inc., Class A	2,003	$123,986
Packaging Corp. of America	6,574	169,872
Rock-Tenn Co., Class A	2,495	134,605
Silgan Holdings, Inc.	3,233	115,774
Sonoco Products Co.	6,611	222,592
Temple-Inland, Inc.	6,934	147,278

		1,119,657

Metals & Mining (1.0%)
Carpenter Technology Corp.	2,831	113,920
Commercial Metals Co.	7,360	122,102
Compass Minerals International, Inc.	2,103	187,735
Reliance Steel & Aluminum Co.	4,792	244,871
Steel Dynamics, Inc.	13,913	254,608
Worthington Industries, Inc.	3,560	65,504

		988,740

Paper & Forest Products (0.1%)
Louisiana-Pacific Corp.*	8,513	80,533

Total Materials		4,857,467

Telecommunication Services (0.6%)
Diversified Telecommunication Services (0.2%)
Cincinnati Bell, Inc.*	13,136	36,781
tw telecom, Inc.*	9,759	166,391

		203,172

Wireless Telecommunication Services (0.4%)
Syniverse Holdings, Inc.*	4,517	139,349
Telephone & Data Systems, Inc.	5,890	215,280

		354,629

Total Telecommunication Services		557,801

Utilities (4.3%)
Electric Utilities (1.2%)
Cleco Corp.	3,910	120,272
DPL, Inc.	7,664	197,041
Great Plains Energy, Inc.	8,695	168,596
Hawaiian Electric Industries, Inc.	6,058	138,062
IDACORP, Inc.	3,162	116,931
NV Energy, Inc.	15,075	211,804
PNM Resources, Inc.	5,595	72,847
Westar Energy, Inc.	7,160	180,145

		1,205,698

Gas Utilities (1.5%)
AGL Resources, Inc.	5,016	179,824
Atmos Energy Corp.	5,812	181,334
Energen Corp.	4,608	222,382
National Fuel Gas Co.	5,284	346,736
Questar Corp.	11,195	194,905
UGI Corp.	7,097	224,123
WGL Holdings, Inc.	3,287	117,576

		1,466,880

Independent Power Producers & Energy Traders (0.1%)
Dynegy, Inc.*	6,675	37,513

Multi-Utilities (1.3%)
Alliant Energy Corp.	7,106	261,288
Black Hills Corp.	2,532	75,960

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA TACTICAL MANAGER 400 PORTFOLIO-I

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2010

	Number of Shares	Value (Note 1)

MDU Resources Group, Inc.	12,118	$245,632
NSTAR	6,640	280,142
OGE Energy Corp.	6,271	285,581
Vectren Corp.	5,253	133,321

		1,281,924

Water Utilities (0.2%)
Aqua America, Inc.	8,862	199,218

Total Utilities		4,191,233

Total Common Stocks (72.1%) (Cost $61,359,137)		71,216,057

	Number of Shares	Value (Note 1)

SHORT-TERM INVESTMENT:
Short-Term Investment (25.8%)
BlackRock Liquidity Funds TempFund 0.17%‡ (Cost $25,454,080)	25,454,080	$25,454,080

Total Investments (97.9%) (Cost $86,813,217)		96,670,137
Other Assets Less Liabilities (2.1%)		2,115,417

Net Assets (100%)		$98,785,554

*	Non-income producing.
‡	Affiliated company as defined under the Investment Company Act of 1940.

Investments in companies which were affiliates for the year ended December 31, 2010, were as follows:

Securities	Market Value December 31, 2009	Purchases at Cost	Sales at Cost	Market Value December 31, 2010	Dividend Income	Realized Gain (Loss)
BlackRock Liquidity Funds TempFund	$3,974,449	$74,820,053	$53,340,422	$25,454,080	$25,894	$226

At December 31, 2010, the Portfolio had the following futures contracts open: (Note 1)

Purchase	Number of Contracts	Expiration Date	Original Value	Value at 12/31/2010	Unrealized Appreciation/ (Depreciation)
S&P MidCap 400 E-Mini Index	303	March-11	$26,950,784	$27,430,590	$479,806

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2010:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with rules under the Investment Company Act of 1940. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA TACTICAL MANAGER 400 PORTFOLIO-I

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2010

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)		Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Common Stocks
Consumer Discretionary	$10,200,923	$		$—	$10,200,923
Consumer Staples	2,580,320		—	—	2,580,320
Energy	4,236,852		—	—	4,236,852
Financials	14,006,953		—	—	14,006,953
Health Care	7,927,179		—	—	7,927,179
Industrials	11,590,181		—	—	11,590,181
Information Technology	11,067,148		—	—	11,067,148
Materials	4,857,467		—	—	4,857,467
Telecommunication Services	557,801		—	—	557,801
Utilities	4,191,233		—	—	4,191,233
Futures	479,806		—	—	479,806
Short-Term Investments	—		25,454,080	—	25,454,080

Total Assets	$71,695,863		$25,454,080	$—	$97,149,943

Total Liabilities	$—		$—	$—	$—

Total	$71,695,863		$25,454,080	$—	$97,149,943

Fair Values of Derivative Instruments as of December 31, 2010:

Statement of Assets and Liabilities
Derivatives Not Accounted for as Hedging Instruments^	Asset Derivatives	Fair Value
Interest rate contracts	Receivables, Net Assets - Unrealized appreciation	$—	*
Foreign exchange contracts	Receivables	—
Credit contracts	Receivables	—
Equity contracts	Receivables, Net Assets - Unrealized appreciation	479,806	*
Commodity contracts	Receivables	—
Other contracts	Receivables	—

Total		$479,806

Liability Derivatives
Interest rate contracts	Payables, Net Assets - Unrealized depreciation	$—	*
Foreign exchange contracts	Payables	—
Credit contracts	Payables	—
Equity contracts	Payables, Net Assets - Unrealized depreciation	—	*
Commodity contracts	Payables	—
Other contracts	Payables	—

Total		$—

*Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets & Liabilities.

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA TACTICAL MANAGER 400 PORTFOLIO-I

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2010

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2010:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Options	Futures	Forward Currency Contracts	Swaps	Total
Interest rate contracts	$—	$—	$—	$—	$—
Foreign exchange contracts	—	—	—	—	—
Credit contracts	—	—	—	—	—
Equity contracts	—	3,743,210	—	—	3,743,210
Commodity contracts	—	—	—	—	—
Other contracts	—	—	—	—	—

Total	$—	$3,743,210	$—	$—	$3,743,210

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Options	Futures	Forward Currency Contracts	Swaps	Total
Interest rate contracts	$—	$—	$—	$—	$—
Foreign exchange contracts	—	—	—	—	—
Credit contracts	—	—	—	—	—
Equity contracts	—	407,617	—	—	407,617
Commodity contracts	—	—	—	—	—
Other contracts	—	—	—	—	—

Total	$—	$407,617	$—	$—	$407,617

The Portfolio held futures contracts with an average notional balance of approximately $14,453,000 during the year ended December 31, 2010.

^ This Portfolio held futures contracts as a substitute for investing in conventional securities and hedging.

Investment security transactions for the year ended December 31, 2010 were as follows:

Cost of Purchases:
Stocks	$56,107,804
Net Proceeds of Sales and Redemptions:
Stocks	$4,118,471

As of December 31, 2010, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$10,154,298
Aggregate gross unrealized depreciation	(302,569)

Net unrealized appreciation	$9,851,729

Federal income tax cost of investments	$86,818,408

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA TACTICAL MANAGER 400 PORTFOLIO-I

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2010

ASSETS
Investments at value:
Affiliated Issuers (Cost $25,454,080)	$25,454,080
Unaffiliated Issuers (Cost $61,359,137)	71,216,057
Cash	789
Cash held as collateral at broker	2,168,700
Receivable from Separate Accounts for Trust shares sold	168,140
Dividends, interest and other receivables	57,796
Receivable from investment sub-advisor	1,554
Other assets	15

Total assets	99,067,131

LIABILITIES
Variation margin payable on futures contracts	191,569
Investment management fees payable	37,794
Administrative fees payable	17,506
Distribution fees payable - Class IB	4,835
Payable to Separate Accounts for Trust shares redeemed	3,835
Trustees’ fees payable	1
Accrued expenses	26,037

Total liabilities	281,577

NET ASSETS	$98,785,554

Net assets were comprised of:
Paid in capital	$85,756,443
Accumulated undistributed net investment income (loss)	16,089
Accumulated undistributed net realized gains (losses) on investments and futures	2,676,296
Net unrealized appreciation (depreciation) on investments and futures	10,336,726

Net assets	$98,785,554

Class IA
Net asset value, offering and redemption price per share, $74,459,429 / 4,829,625 shares outstanding (unlimited amount authorized: $0.01 par value)	$15.42

Class IB
Net asset value, offering and redemption price per share, $24,326,125 / 1,586,499 shares outstanding (unlimited amount authorized: $0.01 par value)	$15.33

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2010

INVESTMENT INCOME
Dividends ($25,894 of dividend income received from affiliates)	$484,135
Interest	1,616

Total income	485,751

EXPENSES
Investment management fees	203,735
Administrative fees	135,815
Professional fees	35,858
Distribution fees - Class IB	21,115
Custodian fees	15,499
Printing and mailing expenses	5,083
Trustees’ fees	978
Miscellaneous	4,254

Gross expenses	422,337
Less: Waiver from investment advisor	(84,307)
Reimbursement from sub-advisor	(9,903)

Net expenses	328,127

NET INVESTMENT INCOME (LOSS)	157,624

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Securities	800,486
Futures	3,743,210
Net distributions of realized gain received from Underlying Portfolio (All realized gains received from affiliates)	226

Net realized gain (loss)	4,543,922

Change in unrealized appreciation (depreciation) on:
Securities	9,589,062
Futures	407,617

Net change in unrealized appreciation (depreciation)	9,996,679

NET REALIZED AND UNREALIZED GAIN (LOSS)	14,540,601

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$14,698,225

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA TACTICAL MANAGER 400 PORTFOLIO-I

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2010	May 27, 2009* to December 31, 2009
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$157,624	$1,973
Net realized gain (loss) on investments, futures and net distributions of realized gain received from Underlying Portfolios	4,543,922	386,237
Net change in unrealized appreciation (depreciation) on investments and futures	9,996,679	340,047

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	14,698,225	728,257

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class IA	(141,859)	—

Distributions from net realized capital gains
Class IA	(1,725,990)	—
Class IB†	(528,091)	—

	(2,254,081)	—

TOTAL DIVIDENDS AND DISTRIBUTIONS	(2,395,940)	—

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 3,682,084 and 1,015,040 shares, respectively ]	49,738,922	12,365,826
Capital shares issued in reinvestment of dividends and distributions [ 126,682 and 0 shares, respectively ]	1,867,849	—
Capital shares repurchased [ (4,039) and (142) shares, respectively ]	(56,168)	(1,767)

Total Class IA transactions	51,550,603	12,364,059

Class IB†
Capital shares sold [ 1,587,985 and 6,675 shares, respectively ]	21,746,044	84,828
Capital shares issued in reinvestment of distributions [ 35,852 and 0 shares, respectively ]	528,091	—
Capital shares repurchased [ (44,012) and (1) shares, respectively ]	(618,602)	(11)

Total Class IB transactions	21,655,533	84,817

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	73,206,136	12,448,876

TOTAL INCREASE (DECREASE) IN NET ASSETS	85,508,421	13,177,133
NET ASSETS:
Beginning of period	13,277,133	100,000

End of period (a)	$98,785,554	$13,277,133

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$16,089	$1,973

* The Portfolio commenced operations on May 27, 2009.
† Class IB commenced operations on October 29, 2009.

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA TACTICAL MANAGER 400 PORTFOLIO-I

FINANCIAL HIGHLIGHTS

Class IA	Year Ended December 31, 2010	May 27, 2009* to December 31, 2009
Net asset value, beginning of period	$12.87	$10.00

Income (loss) from investment operations:
Net investment income (loss)	0.05 (e)	0.01	(e)
Net realized and unrealized gain (loss) on investments and futures	2.98	2.86

Total from investment operations	3.03	2.87

Less distributions:
Dividends from net investment income	(0.03)	—
Distributions from net realized gains	(0.45)	—

Total dividends and distributions	(0.48)	—

Net asset value, end of period	$15.42	$12.87

Total return (b)	23.88%	28.70%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$74,459	$13,192
Ratio of expenses to average net assets:
After waivers and reimbursements (a)	0.68%	0.70%
Before waivers and reimbursements (a)	0.90%	4.36%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)	0.38%	0.08%
Before waivers and reimbursements fees paid indirectly (a)	0.16%	(3.58)%
Portfolio turnover rate	13%	14%

Class IB	Year Ended December 31, 2010	October 29, 2009* to December 31, 2009
Net asset value, beginning of period	$12.79	$11.81

Income (loss) from investment operations:
Net investment income (loss)	0.03 (e)	—	#(e)
Net realized and unrealized gain (loss) on investments and futures	2.96	0.98

Total from investment operations	2.99	0.98

Less distributions:
Distributions from net realized gains	(0.45)	—

Net asset value, end of period	$15.33	$12.79

Total return (b)	23.71%	8.30%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$24,326	$85
Ratio of expenses to average net assets:
After waivers and reimbursements (a)	0.93%	0.95	%(c)
Before waivers and reimbursements (a)	1.07%	4.61	%(c)
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)	0.19%	0.04%
Before waivers and reimbursements (a)	0.06%	(1.47)%
Portfolio turnover rate	13%	14%

*	Commencement of Operations.
#	Per share amount is less than $0.01.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(c)	Reflects overall fund ratios for non-class specific expense.
(e)	Net investment income per share is based on average shares outstanding.

See Notes to Financial Statements.

AXA TACTICAL MANAGER 2000 PORTFOLIO-I (Unaudited)

PORTFOLIO ADVISERS

➢	AllianceBernstein L.P.

➢	AXA Equitable Life Insurance Company

➢	BlackRock Investment Management, LLC

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/10
	1 Year	Since Incept.**
Portfolio – Class IA Shares	24.28%	33.37%
Portfolio – Class IB Shares*	24.08	32.72
Russell 2000® Index	26.85	35.96

*   Date of inception 10/29/09. Returns shown for Class IB shares prior to this period are derived from the historical performance of Class IA shares adjusted to reflect the 12b-1 fees, applicable to Class IB shares; Class IA shares are not subject to any 12b-1 fees.

** Date of inception 5/27/09

    Returns for periods greater than one year are annualized

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IA shares returned 24.28% for the year ended December 31, 2010. The Portfolio’s benchmark, the Russell 2000® Index, returned 26.85% over the same period.

Investment Objective

The Portfolio seeks to achieve long-term growth of capital with an emphasis on risk-adjusted returns and lower volatility over a full market cycle relative to traditional equity funds and equity market indexes, by investing in a combination of long and short positions on equity securities of small-capitalization companies, including securities included in the Russell 2000® Index.

The Investment Strategy

The Portfolio is divided into two portions, one of which utilizes a passive investment index style focused on equity securities of small-capitalization companies and a second portion which utilizes an actively managed futures and options strategy to tactically manage equity exposure in the Portfolio based on the level of volatility in the market.

Portfolio Highlights

The early months of 2010 saw stocks move higher on the continuation of the 2009 asset recovery story, aided by preliminary signs of improvement in the employment situation and strong corporate earnings reported for fourth quarter 2009 and first quarter 2010. The middle months of 2010 saw a double-digit percentage correction on the back of the Greek sovereign debt crisis and a stalling in jobs growth, leading to fears of a double-dip recession. Investors were also unnerved by the May “flash crash” and the uncertainty surrounding the financial reform bill in the United States.

Nevertheless, after touching a late summer low, the U.S. equity markets experienced a strong finish to the year as double-dip fears receded, jobs growth resumed and the midterm elections results were perceived to be capital markets friendly. Additionally, in the United States, Federal Reserve President Ben Bernanke delivered his famous Jackson Hole speech, leading to a second round of quantitative easing measures (informally known as “QE2”) and, perhaps most importantly, the Bush-era tax cuts were extended and supplemented with some fiscal sweeteners.

In 2010, the broad U.S. stock market posted double-digit percentage gains for the second consecutive year. The small-cap Russell 2000® Index advanced 16.3% for the fourth quarter and was up 26.9% for 2010. Growth stocks outpaced their value counterparts as the Russell 2000® Growth Index gained 17.1% for the quarter and 29.1% for the year, while the Russell 2000® Value Index gained 15.4% in the fourth quarter and 24.5% for the year.

The Portfolio was fully equitized throughout most of 2010 and, in the latter half of the year, it performed in line with its benchmark, the Russell 2000® Index. The full-year performance lag reflects a brief period in May when the S&P 500 Index rallied as the CBOE Volatility Index (VIX) trended upward. The Portfolio’s use of futures to reduce equity exposure on several highly volatile days in May helped reduce the Portfolio’s risk profile, but detracted from returns when markets rose but volatility remained high.

AXA TACTICAL MANAGER 2000 PORTFOLIO-I (Unaudited)

Past performance is no guarantee of future results. An investor cannot invest directly in an index.

Sector Weightings as of 12/31/10	% of Net Assets
Financials	14.5%
Information Technology	13.1
Industrials	11.2
Consumer Discretionary	9.6
Health Care	8.7
Energy	4.5
Materials	4.0
Utilities	2.2
Consumer Staples	2.1
Telecommunication Services	0.7
Cash and Other	29.4

100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2010 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/10	Ending Account Value 12/31/10	Expenses Paid During Period* 7/1/10- 12/31/10
Class IA
Actual	$1,000.00	$1,288.30	$3.92
Hypothetical (5% average return before expenses)	1,000.00	1,021.78	3.47
Class IB
Actual	1,000.00	1,288.60	5.36
Hypothetical (5% average return before expenses)	1,000.00	1,020.52	4.74

*   Expenses are equal to the Portfolio’s Class IA and Class IB shares annualized expense ratios of 0.68% and 0.93%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

EQ ADVISORS TRUST

AXA TACTICAL MANAGER 2000 PORTFOLIO-I

PORTFOLIO OF INVESTMENTS

December 31, 2010

	Number of Shares	Value (Note 1)

COMMON STOCKS:
Consumer Discretionary (9.6%)
Auto Components (0.7%)
American Axle & Manufacturing Holdings, Inc.*	10,911	$140,315
Amerigon, Inc.*	4,396	47,828
Cooper Tire & Rubber Co.	12,223	288,218
Dana Holding Corp.*	27,880	479,815
Dorman Products, Inc.*	2,250	81,540
Drew Industries, Inc.	3,816	86,700
Exide Technologies, Inc.*	15,030	141,432
Fuel Systems Solutions, Inc.*	2,849	83,704
Modine Manufacturing Co.*	9,239	143,205
Shiloh Industries, Inc.	1,002	11,974
Spartan Motors, Inc.	6,231	37,947
Standard Motor Products, Inc.	3,960	54,252
Stoneridge, Inc.*	3,068	48,444
Superior Industries International, Inc.	4,602	97,654
Tenneco, Inc.*	11,909	490,174

		2,233,202

Automobiles (0.0%)
Winnebago Industries, Inc.*	5,861	89,087

Distributors (0.1%)
Audiovox Corp., Class A*	3,721	32,112
Core-Mark Holding Co., Inc.*	2,138	76,091
Pool Corp.	9,853	222,087
Weyco Group, Inc.	1,330	32,572

		362,862

Diversified Consumer Services (0.8%)
American Public Education, Inc.*	3,678	136,969
Archipelago Learning, Inc.*	2,512	24,643
Bridgepoint Education, Inc.*	3,908	74,252
Cambium Learning Group, Inc.*	3,776	12,990
Capella Education Co.*	3,349	222,976
Coinstar, Inc.*	6,325	356,983
Corinthian Colleges, Inc.*	17,676	92,092
CPI Corp.	1,062	23,948
Grand Canyon Education, Inc.*	6,191	121,282
K12, Inc.*	5,000	143,300
Learning Tree International, Inc.	1,197	11,443
Lincoln Educational Services Corp.	3,001	46,546
Mac-Gray Corp.	2,368	35,402
Matthews International Corp., Class A	6,029	210,894
Pre-Paid Legal Services, Inc.*	1,513	91,158
Princeton Review, Inc.*	4,588	5,414
Regis Corp.	11,472	190,435
Sotheby’s, Inc.	13,317	599,265
Steiner Leisure Ltd.*	2,950	137,765
Stewart Enterprises, Inc., Class A	16,154	108,070
Universal Technical Institute, Inc.	4,221	92,946

		2,738,773

Hotels, Restaurants & Leisure (1.7%)
AFC Enterprises, Inc.*	5,130	71,307
Ambassadors Group, Inc.	3,981	45,781
Ameristar Casinos, Inc.	5,438	84,996

	Number of Shares	Value (Note 1)

Biglari Holdings, Inc.*	286	$117,320
BJ’s Restaurants, Inc.*	4,469	158,337
Bluegreen Corp.*	2,979	9,592
Bob Evans Farms, Inc.	5,753	189,619
Boyd Gaming Corp.*	10,921	115,763
Bravo Brio Restaurant Group, Inc.*	2,275	43,612
Buffalo Wild Wings, Inc.*	3,622	158,825
California Pizza Kitchen, Inc.*	3,853	66,580
Caribou Coffee Co., Inc.*	1,270	12,802
Carrols Restaurant Group, Inc.*	2,290	16,992
CEC Entertainment, Inc.*	4,083	158,543
Cheesecake Factory, Inc.*	11,917	365,375
Churchill Downs, Inc.	2,253	97,780
Cracker Barrel Old Country Store, Inc.	4,610	252,490
Denny’s Corp.*	19,875	71,152
DineEquity, Inc.*	3,573	176,435
Domino’s Pizza, Inc.*	7,427	118,461
Einstein Noah Restaurant Group, Inc.*	957	13,446
Empire Resorts, Inc.*	5,672	5,842
Gaylord Entertainment Co.*	6,995	251,400
Interval Leisure Group, Inc.*	7,928	127,958
Isle of Capri Casinos, Inc.*	3,561	36,393
Jack in the Box, Inc.*	10,658	225,203
Jamba, Inc.*	10,914	24,775
Krispy Kreme Doughnuts, Inc.*	11,672	81,471
Life Time Fitness, Inc.*	8,315	340,832
Marcus Corp.	4,185	55,535
McCormick & Schmick’s Seafood Restaurants, Inc.*	3,125	28,406
Monarch Casino & Resort, Inc.*	1,910	23,875
Morgans Hotel Group Co.*	4,346	39,418
Multimedia Games, Inc.*	5,961	33,262
O’Charleys, Inc.*	3,850	27,720
Orient-Express Hotels Ltd., Class A*	18,265	237,262
P.F. Chang’s China Bistro, Inc.	4,618	223,788
Papa John’s International, Inc.*	3,929	108,833
Peet’s Coffee & Tea, Inc.*	2,371	98,966
Pinnacle Entertainment, Inc.*	9,440	132,349
Red Lion Hotels Corp.*	2,955	23,581
Red Robin Gourmet Burgers, Inc.*	3,120	66,986
Ruby Tuesday, Inc.*	12,844	167,743
Ruth’s Hospitality Group, Inc.*	6,028	27,910
Scientific Games Corp., Class A*	12,969	129,171
Shuffle Master, Inc.*	10,688	122,378
Sonic Corp.*	12,244	123,909
Speedway Motorsports, Inc.	2,266	34,715
Texas Roadhouse, Inc.*	11,363	195,103
Vail Resorts, Inc.*	7,258	377,706

		5,717,698

Household Durables (0.5%)
American Greetings Corp., Class A	7,874	174,488
Beazer Homes USA, Inc.*	15,035	81,039
Blyth, Inc.	1,059	36,514
Brookfield Homes Corp.*	1,743	16,384

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA TACTICAL MANAGER 2000 PORTFOLIO-I

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2010

	Number of Shares	Value (Note 1)

Cavco Industries, Inc.*	1,381	$64,479
CSS Industries, Inc.	1,382	28,483
Ethan Allen Interiors, Inc.	4,940	98,849
Furniture Brands International, Inc.*	9,357	48,095
Helen of Troy Ltd.*	6,100	181,414
Hooker Furniture Corp.	2,312	32,669
Hovnanian Enterprises, Inc., Class A*	10,697	43,751
iRobot Corp.*	4,205	104,620
Kid Brands, Inc.*	2,340	20,007
La-Z-Boy, Inc.*	10,296	92,870
Libbey, Inc.*	3,322	51,391
Lifetime Brands, Inc.*	1,718	24,121
M/I Homes, Inc.*	3,819	58,736
Meritage Homes Corp.*	6,430	142,746
Ryland Group, Inc.	8,866	150,988
Sealy Corp.*	9,800	28,616
Skyline Corp.	1,380	35,990
Standard Pacific Corp.*	21,432	98,587
Universal Electronics, Inc.*	2,721	77,195

		1,692,032

Internet & Catalog Retail (0.3%)
1-800-FLOWERS.COM, Inc., Class A*	5,054	13,595
Blue Nile, Inc.*	2,528	144,248
Drugstore.Com, Inc.*	19,923	44,030
Gaiam, Inc., Class A	2,901	22,338
HSN, Inc.*	7,731	236,878
Nutrisystem, Inc.	5,363	112,784
Orbitz Worldwide, Inc.*	3,607	20,163
Overstock.com, Inc.*	3,056	50,363
PetMed Express, Inc.	4,585	81,659
Shutterfly, Inc.*	5,414	189,652
U.S. Auto Parts Network, Inc.*	2,900	24,360
Vitacost.com, Inc.*† (b)	3,394	18,378

		958,448

Leisure Equipment & Products (0.5%)
Arctic Cat, Inc.*	2,572	37,654
Brunswick Corp.	17,653	330,817
Callaway Golf Co.	12,860	103,780
Eastman Kodak Co.*	53,686	287,757
JAKKS Pacific, Inc.*	5,550	101,121
Johnson Outdoors, Inc., Class A*	1,023	12,808
Leapfrog Enterprises, Inc.*	6,378	35,398
Marine Products Corp.*	1,947	12,967
Polaris Industries, Inc.	6,199	483,646
RC2 Corp.*	4,285	93,285
Smith & Wesson Holding Corp.*	12,181	45,557
Steinway Musical Instruments, Inc.*	1,211	24,038
Sturm Ruger & Co., Inc.	3,832	58,591
Summer Infant, Inc.*	2,399	18,185

		1,645,604

Media (0.9%)
AH Belo Corp., Class A*	3,356	29,197
Arbitron, Inc.	5,347	222,007
Ascent Media Corp., Class A*	2,844	110,233
Ballantyne Strong, Inc.*	2,780	21,601

	Number of Shares	Value (Note 1)

Belo Corp., Class A*	18,305	$129,599
Carmike Cinemas, Inc.*	1,987	15,340
Cinemark Holdings, Inc.	11,267	194,243
CKX, Inc.*	9,992	40,268
Crown Media Holdings, Inc., Class A*	5,120	13,414
Cumulus Media, Inc., Class A*	4,490	19,352
Dex One Corp.*	10,033	74,846
Entercom Communications Corp., Class A*	4,967	57,518
Entravision Communications Corp., Class A*	9,475	24,351
EW Scripps Co., Class A*	6,427	65,234
Fisher Communications, Inc.*	1,371	29,888
Global Sources Ltd.*	4,656	44,325
Gray Television, Inc.*	8,973	16,780
Harte-Hanks, Inc.	7,761	99,108
Journal Communications, Inc., Class A*	8,818	44,531
Knology, Inc.*	6,118	95,624
Lee Enterprises, Inc.*	8,231	20,248
LIN TV Corp., Class A*	6,423	34,042
Lions Gate Entertainment Corp.*	13,556	88,250
Live Nation Entertainment, Inc.*	28,036	320,171
LodgeNet Interactive Corp.*	4,446	18,895
Martha Stewart Living Omnimedia, Inc., Class A*	5,391	23,828
McClatchy Co., Class A*	11,408	53,275
Media General, Inc., Class A*	4,220	24,392
Mediacom Communications Corp., Class A*	8,058	68,171
National CineMedia, Inc.	10,587	210,787
Nexstar Broadcasting Group, Inc., Class A*	2,626	15,730
Outdoor Channel Holdings, Inc.*	2,484	17,810
Playboy Enterprises, Inc., Class B*	4,691	24,487
PRIMEDIA, Inc.	3,518	14,776
Radio One, Inc., Class D*	4,971	5,568
Rentrak Corp.*	1,880	56,701
Scholastic Corp.	5,962	176,117
Sinclair Broadcast Group, Inc., Class A	9,060	74,111
SuperMedia, Inc.*	2,349	20,460
Valassis Communications, Inc.*	9,936	321,430
Warner Music Group Corp.*	9,161	51,576
Westwood One, Inc.*	853	7,788
World Wrestling Entertainment, Inc., Class A	4,692	66,814

		3,062,886

Multiline Retail (0.3%)
99 Cents Only Stores*	9,169	146,154
Bon-Ton Stores, Inc.*	2,229	28,219
Dillard’s, Inc., Class A	7,938	301,168
Fred’s, Inc., Class A	7,495	103,131
Retail Ventures, Inc.*	4,594	74,882
Saks, Inc.*	27,076	289,713
Tuesday Morning Corp.*	5,870	30,994

		974,261

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA TACTICAL MANAGER 2000 PORTFOLIO-I

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2010

	Number of Shares	Value (Note 1)

Specialty Retail (2.3%)
America’s Car-Mart, Inc.*	1,808	$48,961
AnnTaylor Stores Corp.*	11,731	321,312
Asbury Automotive Group, Inc.*	5,790	106,999
Barnes & Noble, Inc.	7,616	107,766
bebe stores, Inc.	6,225	37,101
Big 5 Sporting Goods Corp.	4,248	64,867
Books-A-Million, Inc.	1,367	7,929
Borders Group, Inc.*	9,245	8,322
Brown Shoe Co., Inc.	8,638	120,327
Buckle, Inc.	5,148	194,440
Build-A-Bear Workshop, Inc.*	3,650	27,886
Cabela’s, Inc.*	7,875	171,281
Casual Male Retail Group, Inc.*	8,604	40,783
Cato Corp., Class A	5,355	146,781
Charming Shoppes, Inc.*	23,049	81,824
Children’s Place Retail Stores, Inc.*	5,137	255,001
Christopher & Banks Corp.	7,363	45,282
Citi Trends, Inc.*	2,957	72,594
Coldwater Creek, Inc.*	12,741	40,389
Collective Brands, Inc.*	12,919	272,591
Conn’s, Inc.*	2,033	9,514
Destination Maternity Corp.*	1,035	39,258
Dress Barn, Inc.*	11,412	301,505
DSW, Inc., Class A*	2,817	110,145
Express, Inc.	3,272	61,514
Finish Line, Inc., Class A	10,047	172,708
Genesco, Inc.*	4,759	178,415
Group 1 Automotive, Inc.	4,891	204,248
Haverty Furniture Cos., Inc.	3,785	49,129
hhgregg, Inc.*	2,629	55,078
Hibbett Sports, Inc.*	5,748	212,101
HOT Topic, Inc.	8,918	55,916
Jo-Ann Stores, Inc.*	5,430	326,995
Jos. A. Bank Clothiers, Inc.*	5,429	218,897
Kirkland’s, Inc.*	3,446	48,347
Lithia Motors, Inc., Class A	4,427	63,262
Lumber Liquidators Holdings, Inc.*	4,440	110,600
MarineMax, Inc.*	4,420	41,327
Men’s Wearhouse, Inc.	10,354	258,643
Midas, Inc.*	2,705	21,938
Monro Muffler Brake, Inc.	5,943	205,568
New York & Co., Inc.*	4,724	20,880
OfficeMax, Inc.*	16,919	299,466
Pacific Sunwear of California, Inc.*	13,244	71,782
Penske Automotive Group, Inc.*	8,626	150,265
PEP Boys-Manny, Moe & Jack	10,476	140,693
Pier 1 Imports, Inc.*	20,859	219,020
Rent-A-Center, Inc.	12,474	402,661
Rue21, Inc.*	2,932	85,937
Sally Beauty Holdings, Inc.*	18,785	272,946
Select Comfort Corp.*	10,897	99,490
Shoe Carnival, Inc.*	1,867	50,409
Sonic Automotive, Inc., Class A	7,955	105,324
Stage Stores, Inc.	7,136	123,738
Stein Mart, Inc.	5,456	50,468
Systemax, Inc.*	1,845	26,015
Talbots, Inc.*	14,036	119,587

	Number of Shares	Value (Note 1)

Ulta Salon Cosmetics & Fragrance, Inc.*	6,218	$211,412
Vitamin Shoppe, Inc.*	3,180	106,975
West Marine, Inc.*	2,864	30,301
Wet Seal, Inc., Class A*	19,952	73,822
Winmark Corp.	481	16,181
Zumiez, Inc.*	4,085	109,764

		7,704,680

Textiles, Apparel & Luxury Goods (1.5%)
American Apparel, Inc.*	6,631	11,007
Carter’s, Inc.*	11,869	350,254
Cherokee, Inc.	1,481	27,858
Columbia Sportswear Co.	2,175	131,153
Crocs, Inc.*	17,112	292,957
Culp, Inc.*	1,749	18,120
Deckers Outdoor Corp.*	7,715	615,194
Delta Apparel, Inc.*	1,100	14,850
G-III Apparel Group Ltd.*	3,066	107,770
Iconix Brand Group, Inc.*	14,367	277,427
Joe’s Jeans, Inc.*	8,070	12,589
Jones Group, Inc.	17,397	270,349
Kenneth Cole Productions, Inc., Class A*	1,687	21,071
K-Swiss, Inc., Class A*	5,239	65,330
LaCrosse Footwear, Inc.	942	15,449
Liz Claiborne, Inc.*	18,906	135,367
Maidenform Brands, Inc.*	4,575	108,748
Movado Group, Inc.*	2,872	46,354
Oxford Industries, Inc.	2,789	71,426
Perry Ellis International, Inc.*	1,912	52,523
Quiksilver, Inc.*	25,834	130,978
R.G. Barry Corp.	1,585	17,625
Skechers U.S.A., Inc., Class A*	6,922	138,440
Steven Madden Ltd.*	4,889	203,969
Timberland Co., Class A*	7,934	195,097
True Religion Apparel, Inc.*	5,085	113,192
Under Armour, Inc., Class A*	7,016	384,757
Unifi, Inc.*	2,722	46,084
Vera Bradley, Inc.*	2,502	82,566
Volcom, Inc.	3,863	72,895
Warnaco Group, Inc.*	8,857	487,755
Wolverine World Wide, Inc.	9,817	312,966

		4,832,120

Total Consumer Discretionary		32,011,653

Consumer Staples (2.1%)
Beverages (0.1%)
Boston Beer Co., Inc., Class A*	1,721	163,650
Coca-Cola Bottling Co. Consolidated	866	48,132
Heckmann Corp.*	17,896	90,017
MGP Ingredients, Inc.	2,349	25,933
National Beverage Corp.	2,265	29,762
Primo Water Corp.*	1,896	26,942

		384,436

Food & Staples Retailing (0.6%)
Andersons, Inc.	3,674	133,550
Arden Group, Inc., Class A	285	23,512
Casey’s General Stores, Inc.	7,507	319,123

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA TACTICAL MANAGER 2000 PORTFOLIO-I

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2010

	Number of Shares	Value (Note 1)

Fresh Market, Inc.*	2,997	$123,476
Ingles Markets, Inc., Class A	2,448	47,002
Nash Finch Co.	2,505	106,488
Pantry, Inc.*	4,508	89,529
Pricesmart, Inc.	3,058	116,296
Rite Aid Corp.*	111,329	98,326
Ruddick Corp.	8,619	317,524
Spartan Stores, Inc.	4,490	76,105
Susser Holdings Corp.*	1,558	21,578
United Natural Foods, Inc.*	9,575	351,211
Village Super Market, Inc., Class A	1,252	41,316
Weis Markets, Inc.	2,106	84,935
Winn-Dixie Stores, Inc.*	10,970	78,655

		2,028,626

Food Products (0.9%)
Alico, Inc.	790	18,834
B&G Foods, Inc.	9,444	129,666
Calavo Growers, Inc.	2,278	52,508
Cal-Maine Foods, Inc.	2,807	88,645
Chiquita Brands International, Inc.*	9,017	126,418
Darling International, Inc.*	16,494	219,040
Diamond Foods, Inc.	4,359	231,812
Dole Food Co., Inc.*	7,232	97,704
Farmer Bros Co.	1,564	27,839
Fresh Del Monte Produce, Inc.	7,950	198,353
Griffin Land & Nurseries, Inc.	511	16,546
Hain Celestial Group, Inc.*	8,179	221,324
Harbinger Group, Inc.*	1,822	11,278
Imperial Sugar Co.	2,504	33,479
J&J Snack Foods Corp.	2,872	138,545
John B. Sanfilippo & Son, Inc.*	1,712	21,297
Lancaster Colony Corp.	3,696	211,411
Lifeway Foods, Inc.*	1,000	9,550
Pilgrim’s Pride Corp.*	9,801	69,489
Sanderson Farms, Inc.	4,560	178,524
Seneca Foods Corp., Class A*	1,700	45,866
Smart Balance, Inc.*	12,864	55,701
Snyders-Lance, Inc.	5,177	121,349
Tootsie Roll Industries, Inc.	4,710	136,449
TreeHouse Foods, Inc.*	6,951	355,127

		2,816,754

Household Products (0.1%)
Central Garden & Pet Co., Class A*	11,268	111,328
Oil-Dri Corp. of America	903	19,405
Spectrum Brands Holdings, Inc.*	3,162	98,560
WD-40 Co.	3,298	132,843

		362,136

Personal Products (0.3%)
Elizabeth Arden, Inc.*	4,824	111,000
Female Health Co.	3,376	19,209
Inter Parfums, Inc.	2,889	54,458
Medifast, Inc.*	2,727	78,756
Nature’s Sunshine Products, Inc.*	1,595	14,323
Nu Skin Enterprises, Inc., Class A	9,782	296,003

	Number of Shares	Value (Note 1)

Nutraceutical International Corp.*	1,851	$26,266
Prestige Brands Holdings, Inc.*	8,341	99,675
Revlon, Inc., Class A*	1,989	19,572
Schiff Nutrition International, Inc.	2,571	23,345
Synutra International, Inc.*	3,828	51,486
USANA Health Sciences, Inc.*	1,203	52,270

		846,363

Tobacco (0.1%)
Alliance One International, Inc.*	17,933	76,036
Star Scientific, Inc.*	18,148	35,389
Universal Corp.	4,831	196,622
Vector Group Ltd.	8,983	155,585

		463,632

Total Consumer Staples		6,901,947

Energy (4.5%)
Energy Equipment & Services (1.5%)
Allis-Chalmers Energy, Inc.*	7,413	52,558
Basic Energy Services, Inc.*	4,660	76,797
Bristow Group, Inc.*	7,140	338,079
Cal Dive International, Inc.*	18,765	106,398
CARBO Ceramics, Inc.	3,809	394,384
Complete Production Services, Inc.*	15,488	457,670
Dawson Geophysical Co.*	1,613	51,455
Dril-Quip, Inc.*	6,763	525,620
Global Geophysical Services, Inc.*	1,742	18,082
Global Industries Ltd.*	20,150	139,640
Gulf Island Fabrication, Inc.	2,858	80,538
Gulfmark Offshore, Inc., Class A*	4,621	140,478
Helix Energy Solutions Group, Inc.*	20,857	253,204
Hercules Offshore, Inc.*	22,900	79,234
Hornbeck Offshore Services, Inc.*	4,652	97,134
ION Geophysical Corp.*	25,422	215,579
Key Energy Services, Inc.*	24,976	324,188
Lufkin Industries, Inc.	5,955	371,532
Matrix Service Co.*	5,285	64,371
Natural Gas Services Group, Inc.*	2,543	48,088
Newpark Resources, Inc.*	17,745	109,309
OYO Geospace Corp.*	826	81,865
Parker Drilling Co.*	23,087	105,508
PHI, Inc. (Non-Voting)*	2,663	50,171
Pioneer Drilling Co.*	10,775	94,928
RPC, Inc.	8,598	155,796
Seahawk Drilling, Inc.*	2,308	20,657
T-3 Energy Services, Inc.*	2,596	103,399
Tesco Corp.*	5,981	94,978
TETRA Technologies, Inc.*	15,086	179,071
Union Drilling, Inc.*	2,498	18,185
Vantage Drilling Co.*	30,198	61,302
Willbros Group, Inc.*	9,553	93,810

		5,004,008

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA TACTICAL MANAGER 2000 PORTFOLIO-I

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2010

	Number of Shares	Value (Note 1)

Oil, Gas & Consumable Fuels (3.0%)
Abraxas Petroleum Corp.*	13,303	$60,795
Alon USA Energy, Inc.	1,597	9,550
Apco Oil and Gas International, Inc.	1,767	101,602
Approach Resources, Inc.*	2,446	56,503
ATP Oil & Gas Corp.*	8,916	149,254
Berry Petroleum Co., Class A	10,217	446,483
Bill Barrett Corp.*	9,188	377,902
BPZ Resources, Inc.*	19,478	92,715
Brigham Exploration Co.*	23,218	632,458
Callon Petroleum Co.*	5,782	34,229
CAMAC Energy, Inc.*	10,517	20,929
Carrizo Oil & Gas, Inc.*	6,231	214,907
Cheniere Energy, Inc.*	12,019	66,345
Clayton Williams Energy, Inc.*	1,177	98,833
Clean Energy Fuels Corp.*	7,990	110,582
Cloud Peak Energy, Inc.*	6,274	145,745
Contango Oil & Gas Co.*	2,365	137,004
Crosstex Energy, Inc.	8,041	71,243
CVR Energy, Inc.*	6,019	91,368
Delek U.S. Holdings, Inc.	2,584	18,812
Delta Petroleum Corp.*	40,333	30,653
DHT Holdings, Inc.	9,799	45,565
Endeavour International Corp.*	3,815	52,647
Energy Partners Ltd.*	5,811	86,351
Energy XXI Bermuda Ltd.*	13,659	377,945
Evolution Petroleum Corp.*	3,275	21,353
FX Energy, Inc.*	8,782	54,009
Gastar Exploration Ltd.*	9,389	40,373
General Maritime Corp.	15,631	50,801
GeoResources, Inc.*	2,542	56,458
GMX Resources, Inc.*	6,807	37,575
Golar LNG Ltd.	7,202	108,102
Goodrich Petroleum Corp.*	4,939	87,124
Green Plains Renewable Energy, Inc.*	3,032	34,140
Gulfport Energy Corp.*	5,407	117,062
Hallador Energy Co.	854	8,958
Harvest Natural Resources, Inc.*	6,665	81,113
Houston American Energy Corp.	3,695	66,843
International Coal Group, Inc.*	26,112	202,107
Isramco, Inc.*	207	17,450
James River Coal Co.*	5,549	140,556
Knightsbridge Tankers Ltd.	4,849	107,987
Kodiak Oil & Gas Corp.*	31,160	205,656
L&L Energy, Inc.*	3,493	37,724
Magnum Hunter Resources Corp.*	10,528	75,802
McMoRan Exploration Co.*	18,902	323,980
Miller Petroleum, Inc.*	3,587	18,652
Nordic American Tanker Shipping Ltd.	9,349	243,261
Northern Oil and Gas, Inc.*	10,664	290,167
Oasis Petroleum, Inc.*	9,659	261,952
Overseas Shipholding Group, Inc.	5,077	179,827
Panhandle Oil and Gas, Inc., Class A	1,525	41,815
Patriot Coal Corp.*	15,565	301,494
Penn Virginia Corp.	9,099	153,045
Petroleum Development Corp.*	4,632	195,517

	Number of Shares	Value (Note 1)

PetroQuest Energy, Inc.*	11,118	$83,719
RAM Energy Resources, Inc.*	10,275	18,906
Rentech, Inc.*	43,433	52,988
Resolute Energy Corp.*	7,650	112,914
REX American Resources Corp.*	1,496	22,979
Rex Energy Corp.*	6,449	88,029
Rosetta Resources, Inc.*	10,526	396,199
Scorpio Tankers, Inc.*	2,517	25,447
Ship Finance International Ltd.	8,861	190,689
Stone Energy Corp.*	8,654	192,898
Swift Energy Co.*	8,293	324,671
Syntroleum Corp.*	13,936	25,782
Teekay Tankers Ltd., Class A	6,422	79,247
TransAtlantic Petroleum Ltd.*	29,341	97,706
Uranium Energy Corp.*	12,246	73,966
USEC, Inc.*	22,575	135,901
VAALCO Energy, Inc.*	10,179	72,882
Venoco, Inc.*	3,975	73,339
W&T Offshore, Inc.	7,084	126,591
Warren Resources, Inc.*	14,300	64,636
Western Refining, Inc.*	10,213	108,054
World Fuel Services Corp.	13,662	494,018

		9,952,884

Total Energy		14,956,892

Financials (14.5%)
Capital Markets (1.6%)
American Capital Ltd.*	67,742	512,130
Apollo Investment Corp.	38,381	424,878
Arlington Asset Investment Corp., Class A	1,334	32,003
Artio Global Investors, Inc.	5,611	82,762
BGC Partners, Inc., Class A	11,273	93,679
BlackRock Kelso Capital Corp.	14,168	156,698
Calamos Asset Management, Inc., Class A	3,997	55,958
Capital Southwest Corp.	579	60,100
Cohen & Steers, Inc.	3,518	91,820
Cowen Group, Inc., Class A*	7,125	33,202
Diamond Hill Investment Group, Inc.	487	35,230
Duff & Phelps Corp., Class A	5,473	92,275
Epoch Holding Corp.	2,537	39,400
Evercore Partners, Inc., Class A	3,141	106,794
FBR Capital Markets Corp.*	11,059	42,245
Fifth Street Finance Corp.	10,734	130,311
Financial Engines, Inc.*	2,618	51,915
GAMCO Investors, Inc., Class A	1,406	67,502
GFI Group, Inc.	13,272	62,246
Gladstone Capital Corp.	4,247	48,925
Gladstone Investment Corp.	4,294	32,849
Gleacher & Co., Inc.*	16,547	39,216
Golub Capital BDC, Inc.	1,529	26,176
Harris & Harris Group, Inc.*	6,531	28,606
Hercules Technology Growth Capital, Inc.	7,051	73,048
HFF, Inc., Class A*	3,511	33,916
International Assets Holding Corp.*	2,514	59,330

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA TACTICAL MANAGER 2000 PORTFOLIO-I

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2010

	Number of Shares	Value (Note 1)

Internet Capital Group, Inc.*	7,408	$105,342
Investment Technology Group, Inc.*	8,743	143,123
JMP Group, Inc.	2,853	21,768
KBW, Inc.	7,104	198,344
Knight Capital Group, Inc., Class A*	18,917	260,865
LaBranche & Co., Inc.*	7,097	25,549
Ladenburg Thalmann Financial Services, Inc.*	16,867	19,734
Main Street Capital Corp.	2,945	53,570
MCG Capital Corp.	15,240	106,223
Medallion Financial Corp.	3,056	25,059
MF Global Holdings Ltd.*	20,984	175,426
MVC Capital, Inc.	4,811	70,241
NGP Capital Resources Co.	4,144	38,125
Oppenheimer Holdings, Inc., Class A	2,038	53,416
optionsXpress Holdings, Inc.	8,515	133,430
PennantPark Investment Corp.	6,947	85,031
Penson Worldwide, Inc.*	4,523	22,117
Piper Jaffray Cos., Inc.*	3,167	110,877
Prospect Capital Corp.	14,982	161,806
Pzena Investment Management, Inc., Class A	1,780	13,083
Rodman & Renshaw Capital Group, Inc.*	3,145	8,429
Safeguard Scientifics, Inc.*	4,133	70,592
Sanders Morris Harris Group, Inc.	4,578	33,190
Solar Capital Ltd.	1,066	26,415
Stifel Financial Corp.*	6,816	422,865
SWS Group, Inc.	6,061	30,608
TICC Capital Corp.	5,352	59,996
TradeStation Group, Inc.*	8,332	56,241
Triangle Capital Corp.	2,845	54,055
Virtus Investment Partners, Inc.*	1,018	46,187
Westwood Holdings Group, Inc.	1,193	47,672

		5,192,593

Commercial Banks (4.1%)
1st Source Corp.	3,071	62,157
1st United Bancorp, Inc.*	4,048	27,972
Alliance Financial Corp./ New York	993	32,124
American National Bankshares, Inc.	1,313	30,921
Ameris Bancorp*	4,918	51,836
Ames National Corp.	1,762	38,183
Arrow Financial Corp.	1,949	53,617
BancFirst Corp.	1,315	54,165
Banco Latinoamericano de Comercio Exterior S.A., Class E	5,464	100,865
Bancorp Rhode Island, Inc.	802	23,330
Bancorp, Inc./Delaware*	4,713	47,931
Bank of Marin Bancorp/California	1,119	39,165
Bank of the Ozarks, Inc.	2,610	113,143
Boston Private Financial Holdings, Inc.	15,061	98,650

	Number of Shares	Value (Note 1)

Bridge Bancorp, Inc.	1,269	$31,281
Bryn Mawr Bank Corp.	2,046	35,703
Camden National Corp.	1,533	55,541
Capital City Bank Group, Inc.	2,319	29,219
Cardinal Financial Corp.	5,750	66,872
Cathay General Bancorp	15,667	261,639
Center Financial Corp.*	7,531	57,085
Centerstate Banks, Inc.	5,185	41,065
Century Bancorp, Inc./Massachusetts, Class A	690	18,485
Chemical Financial Corp.	4,792	106,143
Citizens & Northern Corp.	2,393	35,560
Citizens Republic Bancorp, Inc.*	79,797	49,075
City Holding Co.	3,115	112,856
CNB Financial Corp./Pennsylvania	2,385	35,322
CoBiz Financial, Inc.	6,164	37,477
Columbia Banking System, Inc.	7,838	165,068
Community Bank System, Inc.	6,567	182,366
Community Trust Bancorp, Inc.	2,669	77,294
CVB Financial Corp.	17,839	154,664
Danvers Bancorp, Inc.	3,745	66,174
Eagle Bancorp, Inc.*	3,380	48,773
Encore Bancshares, Inc.*	1,438	14,754
Enterprise Financial Services Corp.	3,230	33,786
F.N.B. Corp./Pennsylvania	22,586	221,795
Financial Institutions, Inc.	2,300	43,631
First Bancorp, Inc./Maine	1,559	24,617
First Bancorp/North Carolina	3,104	47,522
First Bancorp/Puerto Rico*	64,889	29,849
First Busey Corp.	10,631	49,966
First Commonwealth Financial Corp.	20,952	148,340
First Community Bancshares, Inc./Virginia	3,280	49,003
First Financial Bancorp	11,146	205,978
First Financial Bankshares, Inc.	3,973	203,338
First Financial Corp./Indiana	2,194	77,097
First Interstate Bancsystem, Inc.	2,318	35,326
First Merchants Corp.	5,213	46,187
First Midwest Bancorp, Inc./Illinois	14,790	170,381
First of Long Island Corp.	1,359	39,289
First South Bancorp, Inc./North Carolina	1,348	8,722
FirstMerit Corp.	20,961	414,818
German American Bancorp, Inc.	2,354	43,349
Glacier Bancorp, Inc.	14,284	215,831
Great Southern Bancorp, Inc.	2,060	48,595
Green Bankshares, Inc.*	1,975	6,320
Hancock Holding Co.	5,602	195,286
Hanmi Financial Corp.*	22,994	26,443
Heartland Financial USA, Inc.	2,697	47,090
Heritage Financial Corp./Washington*	1,972	27,450
Home Bancorp, Inc.*	1,425	19,694
Home Bancshares, Inc./Arkansas	4,373	96,337
Hudson Valley Holding Corp.	2,663	65,936
IBERIABANK Corp.	5,095	301,267

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA TACTICAL MANAGER 2000 PORTFOLIO-I

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2010

	Number of Shares	Value (Note 1)

Independent Bank Corp./Massachusetts	4,198	$113,556
International Bancshares Corp.	10,079	201,882
Investors Bancorp, Inc.*	9,558	125,401
Lakeland Bancorp, Inc.	4,279	46,941
Lakeland Financial Corp.	3,192	68,500
MainSource Financial Group, Inc.	4,026	41,911
MB Financial, Inc.	10,593	183,471
Merchants Bancshares, Inc.	932	25,686
Metro Bancorp, Inc.*	2,617	28,813
Midsouth Bancorp, Inc.	1,411	21,673
MidWestOne Financial Group, Inc.	1,270	19,190
Nara Bancorp, Inc.*	7,588	74,514
National Bankshares, Inc./Virginia	1,433	45,125
National Penn Bancshares, Inc.	25,137	201,850
NBT Bancorp, Inc.	6,762	163,302
Northfield Bancorp, Inc./New Jersey	3,753	49,990
Old National Bancorp/Indiana	17,392	206,791
OmniAmerican Bancorp, Inc.*	2,474	33,523
Oriental Financial Group, Inc.	9,269	115,770
Orrstown Financial Services, Inc.	1,309	35,880
Pacific Continental Corp.	3,962	39,858
PacWest Bancorp	6,184	132,214
Park National Corp.	2,437	177,097
Peapack-Gladstone Financial Corp.	1,984	25,891
Penns Woods Bancorp, Inc.	778	30,964
Peoples Bancorp, Inc./Ohio	2,086	32,646
Pinnacle Financial Partners, Inc.*	6,650	90,307
Porter Bancorp, Inc.	304	3,134
PrivateBancorp, Inc.	10,360	148,977
Prosperity Bancshares, Inc.	8,983	352,852
Renasant Corp.	4,927	83,316
Republic Bancorp, Inc./Kentucky, Class A	2,044	48,545
S&T Bancorp, Inc.	4,927	111,301
Sandy Spring Bancorp, Inc.	4,799	88,446
SCBT Financial Corp.	2,540	83,185
Sierra Bancorp	2,262	24,271
Signature Bank/New York*	8,112	405,600
Simmons First National Corp., Class A	3,416	97,356
Southside Bancshares, Inc.	3,110	65,528
Southwest Bancorp, Inc./Oklahoma*	4,106	50,914
State Bancorp, Inc./New York	3,218	29,766
StellarOne Corp.	4,566	66,390
Sterling Bancorp/New York	5,413	56,674
Sterling Bancshares, Inc./Texas	18,357	128,866
Suffolk Bancorp	1,971	48,644
Susquehanna Bancshares, Inc.	25,817	249,909
SVB Financial Group*	8,258	438,087
SY Bancorp, Inc.	2,363	58,012
Taylor Capital Group, Inc.*	2,061	27,102
Texas Capital Bancshares, Inc.*	7,291	155,080
Tompkins Financial Corp.	1,567	61,364
Tower Bancorp, Inc.	1,175	25,897

	Number of Shares	Value (Note 1)

TowneBank/Virginia	4,632	$73,602
Trico Bancshares	2,890	46,673
Trustmark Corp.	12,155	301,930
UMB Financial Corp.	6,033	249,887
Umpqua Holdings Corp.	22,823	277,984
Union First Market Bankshares Corp.	3,675	54,317
United Bankshares, Inc.	7,671	223,993
United Community Banks, Inc./Georgia*	20,025	39,049
Univest Corp. of Pennsylvania	3,297	63,203
Virginia Commerce Bancorp, Inc.*	4,534	28,020
Washington Banking Co.	3,255	44,626
Washington Trust Bancorp, Inc.	2,785	60,936
Webster Financial Corp.	13,031	256,711
WesBanco, Inc.	4,541	86,097
West Bancorp, Inc.	3,504	27,296
West Coast Bancorp/Oregon*	12,172	34,325
Westamerica Bancorp	5,623	311,908
Western Alliance Bancorp*	13,086	96,313
Whitney Holding Corp./Louisiana	19,206	271,765
Wilshire Bancorp, Inc.	3,686	28,087
Wintrust Financial Corp.	6,214	205,248

		13,423,650

Consumer Finance (0.4%)
Advance America Cash Advance Centers, Inc.	10,502	59,231
Cash America International, Inc.	5,901	217,924
CompuCredit Holdings Corp.*	2,785	19,439
Credit Acceptance Corp.*	1,116	70,051
Dollar Financial Corp.*	4,855	138,999
EZCORP, Inc., Class A*	9,198	249,542
First Cash Financial Services, Inc.*	6,014	186,374
First Marblehead Corp.*	10,552	22,898
Nelnet, Inc., Class A	5,253	124,443
Netspend Holdings, Inc.*	6,002	76,946
Student Loan Corp.	772	25,044
World Acceptance Corp.*	3,277	173,025

		1,363,916

Diversified Financial Services (0.3%)
Asset Acceptance Capital Corp.*	2,791	16,551
Asta Funding, Inc.	1,902	15,406
Compass Diversified Holdings	6,439	113,906
Encore Capital Group, Inc.*	2,810	65,894
Life Partners Holdings, Inc.	1,482	28,351
MarketAxess Holdings, Inc.	5,523	114,934
Marlin Business Services Corp.*	1,674	21,176
NewStar Financial, Inc.*	5,657	59,794
PHH Corp.*	11,062	256,085
PICO Holdings, Inc.*	4,529	144,022
Portfolio Recovery Associates, Inc.*	3,386	254,627
Primus Guaranty Ltd.*	3,084	15,667

		1,106,413

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA TACTICAL MANAGER 2000 PORTFOLIO-I

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2010

	Number of Shares	Value (Note 1)

Insurance (1.8%)
Alterra Capital Holdings Ltd.	18,949	$410,056
American Equity Investment Life Holding Co.	11,666	146,408
American Safety Insurance Holdings Ltd.*	2,258	48,276
AMERISAFE, Inc.*	3,435	60,113
Amtrust Financial Services, Inc.	4,649	81,358
Argo Group International Holdings Ltd.	6,281	235,224
Baldwin & Lyons, Inc., Class B	1,785	42,001
Citizens, Inc./Texas*	7,369	54,899
CNA Surety Corp.*	3,666	86,811
CNO Financial Group, Inc.*	44,212	299,757
Crawford & Co., Class B*	4,571	15,541
Delphi Financial Group, Inc., Class A	9,345	269,510
Donegal Group, Inc., Class A	2,400	34,752
eHealth, Inc.*	4,727	67,076
EMC Insurance Group, Inc.	1,237	28,006
Employers Holdings, Inc.	1,423	24,874
Enstar Group Ltd.*	1,392	117,735
FBL Financial Group, Inc., Class A	2,635	75,546
First American Financial Corp.	20,850	311,499
First Mercury Financial Corp.	3,052	50,053
Flagstone Reinsurance Holdings S.A.	10,639	134,051
FPIC Insurance Group, Inc.*	2,021	74,696
Global Indemnity plc*	2,878	58,855
Greenlight Capital Reinsurance Ltd., Class A*	5,725	153,487
Hallmark Financial Services*	2,756	25,080
Harleysville Group, Inc.	2,349	86,302
Hilltop Holdings, Inc.*	8,344	82,773
Horace Mann Educators Corp.	7,956	143,526
Infinity Property & Casualty Corp.	2,518	155,613
Kansas City Life Insurance Co.	834	27,547
Maiden Holdings Ltd.	10,227	80,384
Meadowbrook Insurance Group, Inc.	11,094	113,714
Montpelier Reinsurance Holdings Ltd.	14,014	279,439
National Financial Partners Corp.*	8,546	114,517
National Interstate Corp.	1,423	30,452
National Western Life Insurance Co., Class A	422	70,356
Navigators Group, Inc.*	2,514	126,580
Phoenix Cos., Inc.*	23,283	59,139
Platinum Underwriters Holdings Ltd.	8,300	373,251
Presidential Life Corp.	4,309	42,788
Primerica, Inc.	4,393	106,530
ProAssurance Corp.*	5,937	359,782
RLI Corp.	3,662	192,511
Safety Insurance Group, Inc.	2,604	123,872
SeaBright Holdings, Inc.	4,706	43,389
Selective Insurance Group, Inc.	10,567	191,791
State Auto Financial Corp.	3,134	54,594

	Number of Shares	Value (Note 1)

Stewart Information Services Corp.	3,431	$39,560
Tower Group, Inc.	7,555	193,257
United Fire & Casualty Co.	4,641	103,587
Universal Insurance Holdings, Inc.	3,308	16,110

		6,117,028

Real Estate Investment Trusts (REITs) (5.1%)
Acadia Realty Trust (REIT)	8,293	151,264
Agree Realty Corp. (REIT)	1,791	46,906
Alexander’s, Inc. (REIT)	424	174,807
American Campus Communities, Inc. (REIT)	13,192	418,978
American Capital Agency Corp. (REIT)	9,994	287,228
Anworth Mortgage Asset Corp. (REIT)	23,957	167,699
Apollo Commercial Real Estate Finance, Inc. (REIT)	4,055	66,299
Ashford Hospitality Trust, Inc. (REIT)*	8,211	79,236
Associated Estates Realty Corp. (REIT)	8,499	129,950
BioMed Realty Trust, Inc. (REIT)	26,340	491,241
CapLease, Inc. (REIT)	11,717	68,193
Capstead Mortgage Corp. (REIT)	14,077	177,229
CBL & Associates Properties, Inc. (REIT)	27,591	482,842
Cedar Shopping Centers, Inc. (REIT)	11,223	70,593
Chatham Lodging Trust (REIT)	1,887	32,551
Chesapeake Lodging Trust (REIT)	3,130	58,875
Cogdell Spencer, Inc. (REIT)	8,965	51,997
Colonial Properties Trust (REIT)	15,631	282,140
Colony Financial, Inc. (REIT)	3,359	67,247
Cousins Properties, Inc. (REIT)	18,484	154,157
CreXus Investment Corp. (REIT)	3,190	41,789
Cypress Sharpridge Investments, Inc. (REIT)	7,358	94,992
DCT Industrial Trust, Inc. (REIT)	42,833	227,443
DiamondRock Hospitality Co. (REIT)*	31,185	374,220
DuPont Fabros Technology, Inc. (REIT)	8,251	175,499
Dynex Capital, Inc. (REIT)	4,193	45,788
EastGroup Properties, Inc. (REIT)	5,513	233,310
Education Realty Trust, Inc. (REIT)	11,803	91,709
Entertainment Properties Trust (REIT)	9,276	429,015
Equity Lifestyle Properties, Inc. (REIT)	5,393	301,630
Equity One, Inc. (REIT)	7,506	136,459
Excel Trust, Inc. (REIT)	3,475	42,047

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA TACTICAL MANAGER 2000 PORTFOLIO-I

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2010

	Number of Shares	Value (Note 1)

Extra Space Storage, Inc. (REIT)	17,687	$307,754
FelCor Lodging Trust, Inc. (REIT)*	19,573	137,794
First Industrial Realty Trust, Inc. (REIT)*	12,775	111,909
First Potomac Realty Trust (REIT)	9,878	166,148
Franklin Street Properties Corp. (REIT)	13,974	199,130
Getty Realty Corp. (REIT)	4,263	133,347
Gladstone Commercial Corp. (REIT)	1,671	31,465
Glimcher Realty Trust (REIT)	17,102	143,657
Government Properties Income Trust (REIT)	5,656	151,524
Hatteras Financial Corp. (REIT)	9,286	281,087
Healthcare Realty Trust, Inc. (REIT)	12,657	267,949
Hersha Hospitality Trust (REIT)	27,234	179,744
Highwoods Properties, Inc. (REIT)	13,058	415,897
Home Properties, Inc. (REIT)	7,602	421,835
Inland Real Estate Corp. (REIT)	15,405	135,564
Invesco Mortgage Capital, Inc. (REIT)	8,389	183,216
Investors Real Estate Trust (REIT)	15,113	135,564
iStar Financial, Inc. (REIT)*	18,732	146,484
Kilroy Realty Corp. (REIT)	11,015	401,717
Kite Realty Group Trust (REIT)	11,360	61,458
LaSalle Hotel Properties (REIT)	14,056	371,078
Lexington Realty Trust (REIT)	19,360	153,912
LTC Properties, Inc. (REIT)	5,315	149,245
Medical Properties Trust, Inc. (REIT)	22,240	240,859
MFA Financial, Inc. (REIT)	55,992	456,895
Mid-America Apartment Communities, Inc. (REIT)	6,655	422,526
Mission West Properties, Inc. (REIT)	4,092	27,375
Monmouth Real Estate Investment Corp. (REIT), Class A	5,270	44,795
MPG Office Trust, Inc. (REIT)*	10,996	30,239
National Health Investors, Inc. (REIT)	4,960	223,299
National Retail Properties, Inc. (REIT)	16,743	443,690
Newcastle Investment Corp. (REIT)*	13,211	88,514
NorthStar Realty Finance Corp. (REIT)	15,086	71,658
Omega Healthcare Investors, Inc. (REIT)	18,715	419,965
One Liberty Properties, Inc. (REIT)	1,896	31,663
Parkway Properties, Inc./Maryland (REIT)	4,444	77,859
Pebblebrook Hotel Trust (REIT)	7,595	154,330
Pennsylvania Real Estate Investment Trust (REIT)	11,148	161,980

	Number of Shares	Value (Note 1)

PennyMac Mortgage Investment Trust (REIT)	3,208	$58,225
Post Properties, Inc. (REIT)	9,855	357,737
Potlatch Corp. (REIT)	8,103	263,753
PS Business Parks, Inc. (REIT)	3,825	213,129
RAIT Financial Trust (REIT)*	19,913	43,609
Ramco-Gershenson Properties Trust (REIT)	7,726	96,189
Redwood Trust, Inc. (REIT)	15,739	234,983
Resource Capital Corp. (REIT)	9,089	67,077
Retail Opportunity Investments Corp. (REIT)	8,357	82,818
Sabra Healthcare REIT, Inc. (REIT)	4,960	91,264
Saul Centers, Inc. (REIT)	1,402	66,385
Sovran Self Storage, Inc. (REIT)	5,632	207,314
Strategic Hotels & Resorts, Inc. (REIT)*	28,268	149,538
Sun Communities, Inc. (REIT)	3,828	127,511
Sunstone Hotel Investors, Inc. (REIT)*	23,345	241,154
Tanger Factory Outlet Centers (REIT)	8,250	422,317
Terreno Realty Corp. (REIT)*	2,051	36,774
Two Harbors Investment Corp. (REIT)	5,710	55,901
UMH Properties, Inc. (REIT)	2,051	20,920
Universal Health Realty Income Trust (REIT)	2,212	80,804
Urstadt Biddle Properties, Inc. (REIT), Class A	4,069	79,142
U-Store-It Trust (REIT)	17,003	162,039
Walter Investment Management Corp. (REIT)	5,078	91,099
Washington Real Estate Investment Trust (REIT)	12,279	380,526
Winthrop Realty Trust (REIT)	4,645	59,410

		16,926,076

Real Estate Management & Development (0.2%)
Avatar Holdings, Inc.*	1,847	36,608
Campus Crest Communities, Inc. (REIT)	6,050	84,821
Consolidated-Tomoka Land Co.	1,054	30,461
Coresite Realty Corp. (REIT)	3,888	53,032
Forestar Group, Inc.*	7,265	140,214
Hudson Pacific Properties, Inc. (REIT)	2,911	43,811
Kennedy-Wilson Holdings, Inc.*	4,327	43,227
Tejon Ranch Co.*	2,642	72,787
Thomas Properties Group, Inc.*	7,611	32,118

		537,079

Thrifts & Mortgage Finance (1.0%)
Abington Bancorp, Inc.	3,996	47,672
Astoria Financial Corp.	17,146	238,501
Bank Mutual Corp.	9,252	44,225
BankFinancial Corp.	3,826	37,303
Beneficial Mutual Bancorp, Inc.*	6,966	61,510
Berkshire Hills Bancorp, Inc.	2,808	62,057
BofI Holding, Inc.*	1,364	21,156

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA TACTICAL MANAGER 2000 PORTFOLIO-I

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2010

	Number of Shares	Value (Note 1)

Brookline Bancorp, Inc.	11,685	$126,782
Clifton Savings Bancorp, Inc.	2,151	23,252
Dime Community Bancshares, Inc.	5,222	76,189
Doral Financial Corp.*	4,215	5,817
ESB Financial Corp.	1,759	28,566
ESSA Bancorp, Inc.	2,747	36,315
Farmer Mac, Class C	2,117	34,549
First Financial Holdings, Inc.	3,482	40,078
Flagstar Bancorp, Inc.*	9,257	15,089
Flushing Financial Corp.	6,117	85,638
Fox Chase Bancorp, Inc.*	1,110	13,153
Home Federal Bancorp, Inc./Idaho	3,416	41,914
Kaiser Federal Financial Group, Inc.	302	3,497
Kearny Financial Corp.	2,943	25,310
Meridian Interstate Bancorp, Inc.*	1,923	22,672
MGIC Investment Corp.*	40,098	408,599
NASB Financial, Inc.	710	11,900
NewAlliance Bancshares, Inc.	21,103	316,123
Northwest Bancshares, Inc.	21,837	256,803
OceanFirst Financial Corp.	2,690	34,620
Ocwen Financial Corp.*	14,842	141,593
Oritani Financial Corp.	11,004	134,689
PMI Group, Inc.*	26,347	86,945
Provident Financial Services, Inc.	11,858	179,412
Provident New York Bancorp	7,702	80,794
Radian Group, Inc.	26,593	214,606
Rockville Financial, Inc.	1,758	21,483
Roma Financial Corp.	1,837	19,472
Territorial Bancorp, Inc.	2,513	50,034
TrustCo Bank Corp. NY	15,178	96,229
United Financial Bancorp, Inc.	3,305	50,467
ViewPoint Financial Group	2,860	33,433
Waterstone Financial, Inc.*	1,485	4,826
Westfield Financial, Inc.	6,034	55,815
WSFS Financial Corp.	1,164	55,220

		3,344,308

Total Financials		48,011,063

Health Care (8.7%)
Biotechnology (2.3%)
Acorda Therapeutics, Inc.*	7,684	209,466
Affymax, Inc.*	3,759	24,997
Alkermes, Inc.*	18,855	231,539
Allos Therapeutics, Inc.*	15,591	71,875
Alnylam Pharmaceuticals, Inc.*	7,196	70,953
AMAG Pharmaceuticals, Inc.*	4,213	76,255
Anthera Pharmaceuticals, Inc.*	1,585	7,735
Arena Pharmaceuticals, Inc.*	22,541	38,771
ARIAD Pharmaceuticals, Inc.*	25,100	128,010
ArQule, Inc.*	8,506	49,930
Array BioPharma, Inc.*	11,231	33,581
AspenBio Pharma, Inc.*	8,316	5,018
AVEO Pharmaceuticals, Inc.*	1,832	26,784
AVI BioPharma, Inc.*	22,668	48,056
BioCryst Pharmaceuticals, Inc.*	5,852	30,255
BioSante Pharmaceuticals, Inc.*	14,513	23,801
Biospecifics Technologies Corp.*	668	17,101

	Number of Shares	Value (Note 1)

Biotime, Inc.*	4,003	$33,345
Celera Corp.*	16,214	102,148
Celldex Therapeutics, Inc.*	6,864	28,280
Cepheid, Inc.*	11,831	269,155
Chelsea Therapeutics International Ltd.*	7,586	56,895
Clinical Data, Inc.*	2,351	37,404
Codexis, Inc.*	2,671	28,313
Cubist Pharmaceuticals, Inc.*	11,569	247,577
Curis, Inc.*	14,052	27,823
Cytokinetics, Inc.*	9,853	20,593
Cytori Therapeutics, Inc.*	9,103	47,245
CytRx Corp.*	23,480	23,715
Dyax Corp.*	19,911	42,610
Dynavax Technologies Corp.*	14,445	46,224
Emergent Biosolutions, Inc.*	4,014	94,168
Enzon Pharmaceuticals, Inc.*	9,787	119,108
Exact Sciences Corp.*	7,290	43,594
Exelixis, Inc.*	21,622	177,517
Genomic Health, Inc.*	2,863	61,240
Geron Corp.*	24,251	125,378
Halozyme Therapeutics, Inc.*	14,213	112,567
Idenix Pharmaceuticals, Inc.*	7,712	38,868
Immunogen, Inc.*	13,463	124,667
Immunomedics, Inc.*	13,354	47,807
Incyte Corp.*	17,452	289,005
Infinity Pharmaceuticals, Inc.*	3,167	18,780
Inhibitex, Inc.*	9,759	25,373
Inovio Pharmaceuticals, Inc.*	16,971	19,517
InterMune, Inc.*	9,052	329,493
Ironwood Pharmaceuticals, Inc.*	3,978	41,172
Isis Pharmaceuticals, Inc.*	18,694	189,183
Keryx Biopharmaceuticals, Inc.*	10,341	47,362
Lexicon Pharmaceuticals, Inc.*	39,067	56,256
Ligand Pharmaceuticals, Inc., Class B*	4,021	35,867
MannKind Corp.*	13,223	106,577
Martek Biosciences Corp.*	6,589	206,236
Maxygen, Inc.	6,579	25,855
Medivation, Inc.*	6,753	102,443
Metabolix, Inc.*	5,331	64,878
Micromet, Inc.*	15,989	129,831
Momenta Pharmaceuticals, Inc.*	7,986	119,550
Nabi Biopharmaceuticals*	9,102	52,701
Nanosphere, Inc.*	3,146	13,717
Neuralstem, Inc.*	10,101	21,414
Neurocrine Biosciences, Inc.*	9,722	74,276
NeurogesX, Inc.*	2,537	16,135
Novavax, Inc.*	18,239	44,321
NPS Pharmaceuticals, Inc.*	13,276	104,880
Nymox Pharmaceutical Corp.*	3,937	27,717
Omeros Corp.*	3,691	30,414
Onyx Pharmaceuticals, Inc.*	12,445	458,847
Opko Health, Inc.*	17,739	65,102
Orexigen Therapeutics, Inc.*	6,034	48,755
Osiris Therapeutics, Inc.*	3,403	26,509
PDL BioPharma, Inc.	27,990	174,378
Peregrine Pharmaceuticals, Inc.*	12,527	28,812
Pharmacyclics, Inc.*	8,554	52,008
Pharmasset, Inc.*	5,831	253,124
Progenics Pharmaceuticals, Inc.*	5,387	29,413
Rigel Pharmaceuticals, Inc.*	10,365	78,048

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA TACTICAL MANAGER 2000 PORTFOLIO-I

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2010

	Number of Shares	Value (Note 1)

Sangamo BioSciences, Inc.*	9,418	$62,536
Savient Pharmaceuticals, Inc.*	13,450	149,833
Sciclone Pharmaceuticals, Inc.*	7,930	33,147
Seattle Genetics, Inc.*	16,566	247,662
SIGA Technologies, Inc.*	6,226	87,164
Spectrum Pharmaceuticals, Inc.*	9,325	64,063
StemCells, Inc.*	21,875	23,625
Synta Pharmaceuticals Corp.*	3,892	23,819
Targacept, Inc.*	4,715	124,948
Theravance, Inc.*	12,425	311,495
Transcept Pharmaceuticals, Inc.*	1,075	7,955
Vanda Pharmaceuticals, Inc.*	5,744	54,338
Vical, Inc.*	14,170	28,623
Zalicus, Inc.*	12,010	18,976
ZIOPHARM Oncology, Inc.*	10,011	46,651

		7,743,152

Health Care Equipment & Supplies (2.3%)
Abaxis, Inc.*	4,404	118,247
ABIOMED, Inc.*	6,237	59,938
Accuray, Inc.*	10,221	68,992
Align Technology, Inc.*	11,811	230,787
Alimera Sciences, Inc.*	1,492	15,487
Alphatec Holdings, Inc.*	9,285	25,069
American Medical Systems Holdings, Inc.*	15,015	283,183
Analogic Corp.	2,575	127,488
AngioDynamics, Inc.*	4,916	75,559
Antares Pharma, Inc.*	13,322	22,647
ArthroCare Corp.*	5,370	166,792
Atrion Corp.	283	50,787
Cantel Medical Corp.	2,596	60,746
Cerus Corp.*	7,504	18,460
Conceptus, Inc.*	6,202	85,588
CONMED Corp.*	5,807	153,479
CryoLife, Inc.*	6,158	33,376
Cutera, Inc.*	2,743	22,739
Cyberonics, Inc.*	5,537	171,758
Cynosure, Inc., Class A*	1,825	18,670
Delcath Systems, Inc.*	8,713	85,387
DexCom, Inc.*	11,448	156,265
DynaVox, Inc., Class A*	1,870	9,593
Endologix, Inc.*	9,751	69,720
Exactech, Inc.*	1,676	31,542
Greatbatch, Inc.*	4,634	111,911
Haemonetics Corp.*	5,014	316,785
Hansen Medical, Inc.*	8,001	11,761
HeartWare International, Inc.*	1,851	162,092
ICU Medical, Inc.*	2,335	85,228
Immucor, Inc.*	13,934	276,311
Insulet Corp.*	7,987	123,799
Integra LifeSciences Holdings Corp.*	4,182	197,809
Invacare Corp.	5,799	174,898
IRIS International, Inc.*	3,240	33,145
Kensey Nash Corp.*	1,476	41,077
MAKO Surgical Corp.*	5,085	77,394
Masimo Corp.	10,336	300,468
Medical Action Industries, Inc.*	2,609	24,994
MELA Sciences, Inc.*	5,090	17,052
Meridian Bioscience, Inc.	8,064	186,762
Merit Medical Systems, Inc.*	5,624	89,028

	Number of Shares	Value (Note 1)

Natus Medical, Inc.*	5,684	$80,599
Neogen Corp.*	4,481	183,855
NuVasive, Inc.*	7,813	200,403
NxStage Medical, Inc.*	4,925	122,534
OraSure Technologies, Inc.*	9,527	54,780
Orthofix International N.V.*	3,518	102,022
Orthovita, Inc.*	13,458	27,051
Palomar Medical Technologies, Inc.*	3,820	54,282
Quidel Corp.*	4,357	62,959
Rochester Medical Corp.*	2,383	26,022
RTI Biologics, Inc.*	10,424	27,832
Sirona Dental Systems, Inc.*	6,661	278,297
Solta Medical, Inc.*	10,850	33,092
SonoSite, Inc.*	2,904	91,766
Spectranetics Corp.*	6,976	35,996
STAAR Surgical Co.*	7,294	44,493
Stereotaxis, Inc.*	5,885	22,540
STERIS Corp.	11,693	426,327
SurModics, Inc.*	3,565	42,317
Symmetry Medical, Inc.*	7,187	66,480
Syneron Medical Ltd.*	7,112	72,471
Synovis Life Technologies, Inc.*	2,181	35,136
TomoTherapy, Inc.*	9,629	34,761
Unilife Corp.*	9,731	51,574
Vascular Solutions, Inc.*	3,454	40,481
Volcano Corp.*	10,005	273,237
West Pharmaceutical Services, Inc.	6,629	273,115
Wright Medical Group, Inc.*	7,743	120,249
Young Innovations, Inc.	1,135	36,331
Zoll Medical Corp.*	4,260	158,600

		7,472,415

Health Care Providers & Services (2.2%)
Air Methods Corp.*	2,222	125,032
Alliance HealthCare Services, Inc.*	5,710	24,210
Allied Healthcare International, Inc.*	8,316	20,873
Almost Family, Inc.*	1,693	65,045
Amedisys, Inc.*	5,701	190,984
America Service Group, Inc.	1,820	27,555
American Dental Partners, Inc.*	3,271	44,191
AMERIGROUP Corp.*	10,299	452,332
AMN Healthcare Services, Inc.*	7,880	48,383
Amsurg Corp.*	6,162	129,094
Assisted Living Concepts, Inc., Class A*	1,959	63,726
Bio-Reference Labs, Inc.*	4,776	105,932
BioScrip, Inc.*	8,285	43,331
Capital Senior Living Corp.*	5,448	36,502
CardioNet, Inc.*	4,817	22,544
Catalyst Health Solutions, Inc.*	7,559	351,418
Centene Corp.*	9,775	247,698
Chemed Corp.	4,561	289,669
Chindex International, Inc.*	2,589	42,693
Continucare Corp.*	5,394	25,244
Corvel Corp.*	1,423	68,802
Cross Country Healthcare, Inc.*	6,345	53,742
Emeritus Corp.*	3,978	78,406
Ensign Group, Inc.	2,862	71,178

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA TACTICAL MANAGER 2000 PORTFOLIO-I

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2010

	Number of Shares	Value (Note 1)

ExamWorks Group, Inc.*	2,343	$43,299
Five Star Quality Care, Inc.*	6,598	46,648
Genoptix, Inc.*	3,514	66,836
Gentiva Health Services, Inc.*	5,935	157,871
Hanger Orthopedic Group, Inc.*	5,196	110,103
HealthSouth Corp.*	18,688	387,028
Healthspring, Inc.*	11,537	306,077
Healthways, Inc.*	6,807	75,966
HMS Holdings Corp.*	5,419	350,989
IPC The Hospitalist Co., Inc.*	3,239	126,353
Kindred Healthcare, Inc.*	7,837	143,966
Landauer, Inc.	1,893	113,523
LCA-Vision, Inc.*	3,363	19,337
LHC Group, Inc.*	3,119	93,570
Magellan Health Services, Inc.*	6,630	313,466
MedCath Corp.*	4,066	56,721
Metropolitan Health Networks, Inc.*	8,010	35,805
Molina Healthcare, Inc.*	3,080	85,778
MWI Veterinary Supply, Inc.*	2,436	153,833
National Healthcare Corp.	1,753	81,111
National Research Corp.	394	13,495
Owens & Minor, Inc.	12,533	368,846
PDI, Inc.*	1,765	18,603
PharMerica Corp.*	6,116	70,028
Providence Service Corp.*	2,532	40,689
PSS World Medical, Inc.*	11,392	257,459
RehabCare Group, Inc.*	4,951	117,339
Rural/Metro Corp.*	3,589	52,328
Select Medical Holdings Corp.*	10,071	73,619
Skilled Healthcare Group, Inc., Class A*	4,052	36,387
Sun Healthcare Group, Inc.*	4,960	62,794
Sunrise Senior Living, Inc.*	11,164	60,844
Team Health Holdings, Inc.*	3,197	49,681
Triple-S Management Corp., Class B*	4,025	76,797
U.S. Physical Therapy, Inc.*	2,022	40,076
Universal American Corp.	6,308	128,999
WellCare Health Plans, Inc.*	8,434	254,875

		7,119,723

Health Care Technology (0.3%)
athenahealth, Inc.*	6,610	270,878
Computer Programs & Systems, Inc.	1,970	92,275
MedAssets, Inc.*	8,618	173,997
Medidata Solutions, Inc.*	3,776	90,171
MedQuist, Inc.	2,057	17,793
Merge Healthcare, Inc.*	11,104	41,418
Omnicell, Inc.*	6,487	93,737
Quality Systems, Inc.	3,774	263,501
Transcend Services, Inc.*	1,873	36,692
Vital Images, Inc.*	2,980	41,660

		1,122,122

Life Sciences Tools & Services (0.5%)
Accelrys, Inc.*	11,042	91,649
Affymetrix, Inc.*	14,083	70,837
Albany Molecular Research, Inc.*	4,914	27,617
Bruker Corp.*	14,430	239,538

	Number of Shares	Value (Note 1)

Caliper Life Sciences, Inc.*	8,645	$54,809
Cambrex Corp.*	6,242	32,271
Dionex Corp.*	3,451	407,252
Enzo Biochem, Inc.*	6,644	35,080
eResearchTechnology, Inc.*	9,820	72,177
Furiex Pharmaceuticals, Inc.*	1,739	25,129
Kendle International, Inc.*	3,272	35,632
Luminex Corp.*	7,381	134,925
Pacific Biosciences of California, Inc.*	3,008	47,857
PAREXEL International Corp.*	11,642	247,160
Pure Bioscience*	7,538	16,734
Sequenom, Inc.*	18,284	146,638

		1,685,305

Pharmaceuticals (1.1%)
Acura Pharmaceuticals, Inc.*	2,390	7,911
Akorn, Inc.*	11,422	69,332
Alexza Pharmaceuticals, Inc.*	6,999	8,749
Aoxing Pharmaceutical Co., Inc.*	4,912	13,705
Ardea Biosciences, Inc.*	2,700	70,200
Auxilium Pharmaceuticals, Inc.*	8,310	175,341
AVANIR Pharmaceuticals, Inc., Class A*	14,359	58,585
Biodel, Inc.*	3,306	6,050
BioMimetic Therapeutics, Inc.*	3,596	45,669
BMP Sunstone Corp.*	5,468	54,188
Cadence Pharmaceuticals, Inc.*	5,227	39,464
Caraco Pharmaceutical Laboratories Ltd.*	2,010	9,125
Corcept Therapeutics, Inc.*	5,349	20,647
Cornerstone Therapeutics, Inc.*	1,575	9,119
Cumberland Pharmaceuticals, Inc.*	2,215	13,268
Cypress Bioscience, Inc.*	7,605	49,280
Depomed, Inc.*	10,250	65,190
Durect Corp.*	17,653	60,903
Eurand N.V.*	3,482	41,192
Hi-Tech Pharmacal Co., Inc.*	2,090	52,146
Impax Laboratories, Inc.*	12,458	250,530
Inspire Pharmaceuticals, Inc.*	11,740	98,616
Jazz Pharmaceuticals, Inc.*	3,161	62,208
Lannett Co., Inc.*	2,202	12,309
MAP Pharmaceuticals, Inc.*	3,118	52,195
Medicines Co.*	10,609	149,905
Medicis Pharmaceutical Corp., Class A	12,051	322,846
Nektar Therapeutics*	18,737	240,770
Neostem, Inc.*	6,792	9,577
Obagi Medical Products, Inc.*	3,550	41,003
Optimer Pharmaceuticals, Inc.*	6,602	74,669
Pain Therapeutics, Inc.*	7,083	47,810
Par Pharmaceutical Cos., Inc.*	6,992	269,262
Pozen, Inc.*	5,613	37,326
Questcor Pharmaceuticals, Inc.*	10,925	160,925
Salix Pharmaceuticals Ltd.*	11,347	532,855
Santarus, Inc.*	10,624	34,741
Somaxon Pharmaceuticals, Inc.*	5,552	17,489
Sucampo Pharmaceuticals, Inc., Class A*	2,611	10,026
SuperGen, Inc.*	12,138	31,802
ViroPharma, Inc.*	15,424	267,144

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA TACTICAL MANAGER 2000 PORTFOLIO-I

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2010

	Number of Shares	Value (Note 1)

Vivus, Inc.*	16,158	$151,400
XenoPort, Inc.*	5,265	44,858

		3,790,330

Total Health Care		28,933,047

Industrials (11.2%)
Aerospace & Defense (1.3%)
AAR Corp.*	7,770	213,442
Aerovironment, Inc.*	3,298	88,485
American Science & Engineering, Inc.	1,803	153,670
Applied Energetics, Inc.*	14,742	12,544
Applied Signal Technology, Inc.	2,685	101,735
Astronics Corp.*	1,873	39,333
Ceradyne, Inc.*	5,041	158,943
Cubic Corp.	3,131	147,627
Curtiss-Wright Corp.	9,126	302,983
DigitalGlobe, Inc.*	5,475	173,612
Ducommun, Inc.	2,103	45,803
Esterline Technologies Corp.*	5,932	406,876
GenCorp, Inc.*	11,822	61,120
GeoEye, Inc.*	4,394	186,262
Global Defense Technology & Systems, Inc.*	905	15,258
HEICO Corp.	5,833	297,658
Herley Industries, Inc.*	2,714	47,006
Hexcel Corp.*	19,318	349,463
Kratos Defense & Security Solutions, Inc.*	3,668	48,307
Ladish Co., Inc.*	3,112	151,274
LMI Aerospace, Inc.*	1,704	27,247
Moog, Inc., Class A*	9,031	359,434
National Presto Industries, Inc.	916	119,089
Orbital Sciences Corp.*	11,465	196,395
Taser International, Inc.*	12,628	59,352
Teledyne Technologies, Inc.*	7,207	316,892
Triumph Group, Inc.	3,318	296,662

		4,376,472

Air Freight & Logistics (0.3%)
Air Transport Services Group, Inc.*	10,735	84,807
Atlas Air Worldwide Holdings, Inc.*	5,140	286,966
Dynamex, Inc.*	1,950	48,282
Forward Air Corp.	5,785	164,178
Hub Group, Inc., Class A*	7,437	261,336
Pacer International, Inc.*	7,306	49,973
Park-Ohio Holdings Corp.*	1,561	32,641

		928,183

Airlines (0.5%)
AirTran Holdings, Inc.*	27,046	199,870
Alaska Air Group, Inc.*	7,081	401,422
Allegiant Travel Co.	3,025	148,951
Hawaiian Holdings, Inc.*	10,379	81,371
JetBlue Airways Corp.*	48,695	321,874
Pinnacle Airlines Corp.*	3,393	26,805
Republic Airways Holdings, Inc.*	6,836	50,039
SkyWest, Inc.	10,273	160,464
U.S. Airways Group, Inc.*	32,160	321,922

		1,712,718

	Number of Shares	Value (Note 1)

Building Products (0.5%)
A.O. Smith Corp.	7,153	$272,386
AAON, Inc.	2,477	69,876
American Woodmark Corp.	1,805	44,295
Ameron International Corp.	1,836	140,215
Apogee Enterprises, Inc.	5,571	75,041
Builders FirstSource, Inc.*	9,682	19,074
Gibraltar Industries, Inc.*	6,029	81,814
Griffon Corp.*	8,935	113,832
Insteel Industries, Inc.	3,797	47,425
NCI Building Systems, Inc.*	3,952	55,289
PGT, Inc.*	3,085	7,558
Quanex Building Products Corp.	7,585	143,887
Simpson Manufacturing Co., Inc.	7,811	241,438
Trex Co., Inc.*	3,117	74,683
Universal Forest Products, Inc.	3,861	150,193

		1,537,006

Commercial Services & Supplies (1.7%)
ABM Industries, Inc.	10,253	269,654
ACCO Brands Corp.*	10,961	93,388
American Reprographics Co.*	7,396	56,136
APAC Customer Services, Inc.*	6,715	40,760
Brink’s Co.	9,300	249,984
Casella Waste Systems, Inc., Class A*	4,930	34,954
Cenveo, Inc.*	11,039	58,948
Clean Harbors, Inc.*	4,619	388,365
Consolidated Graphics, Inc.*	1,861	90,128
Courier Corp.	2,058	31,940
Deluxe Corp.	10,222	235,310
EnergySolutions, Inc.	17,809	99,196
EnerNOC, Inc.*	3,952	94,492
Ennis, Inc.	5,149	88,048
Fuel Tech, Inc.*	3,353	32,558
G&K Services, Inc., Class A	3,703	114,460
GEO Group, Inc.*	12,169	300,088
Healthcare Services Group, Inc.	13,006	211,608
Herman Miller, Inc.	11,348	287,104
HNI Corp.	8,999	280,769
Innerworkings, Inc.*	4,651	30,464
Interface, Inc., Class A	10,040	157,126
Kimball International, Inc., Class B	6,430	44,367
Knoll, Inc.	9,400	157,262
M&F Worldwide Corp.*	2,129	49,180
McGrath RentCorp	4,734	124,125
Metalico, Inc.*	7,980	46,922
Mine Safety Appliances Co.	5,258	163,682
Mobile Mini, Inc.*	7,240	142,556
Multi-Color Corp.	2,374	46,198
Rollins, Inc.	12,513	247,132
Schawk, Inc.	2,335	48,054
Standard Parking Corp.*	3,111	58,767
Standard Register Co.	3,319	11,318
Steelcase, Inc., Class A	15,229	160,970
Sykes Enterprises, Inc.*	8,253	167,206
Team, Inc.*	3,781	91,500
Tetra Tech, Inc.*	12,339	309,215
U.S. Ecology, Inc.	3,673	63,837
UniFirst Corp.	2,800	154,140

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA TACTICAL MANAGER 2000 PORTFOLIO-I

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2010

	Number of Shares	Value (Note 1)

United Stationers, Inc.*	4,767	$304,182
Viad Corp.	4,123	105,013

		5,741,106

Construction & Engineering (0.6%)
Argan, Inc.*	1,769	16,399
Comfort Systems USA, Inc.	7,565	99,631
Dycom Industries, Inc.*	7,652	112,867
EMCOR Group, Inc.*	13,203	382,623
Furmanite Corp.*	7,098	49,047
Granite Construction, Inc.	6,959	190,885
Great Lakes Dredge & Dock Corp.	11,695	86,192
Insituform Technologies, Inc., Class A*	7,821	207,335
Layne Christensen Co.*	3,887	133,791
MasTec, Inc.*	10,570	154,216
Michael Baker Corp.*	1,593	49,542
MYR Group, Inc.*	3,974	83,454
Northwest Pipe Co.*	1,916	46,041
Orion Marine Group, Inc.*	5,390	62,524
Pike Electric Corp.*	3,270	28,057
Primoris Services Corp.	4,352	41,518
Sterling Construction Co., Inc.*	3,290	42,902
Tutor Perini Corp.	5,286	113,173

		1,900,197

Electrical Equipment (1.5%)
A123 Systems, Inc.*	14,555	138,855
Acuity Brands, Inc.	8,677	500,403
Advanced Battery Technologies, Inc.*	12,045	46,373
American Superconductor Corp.*	8,943	255,680
AZZ, Inc.	2,476	99,065
Baldor Electric Co.	9,323	587,722
Belden, Inc.	9,346	344,120
Brady Corp., Class A	9,552	311,491
Broadwind Energy, Inc.*	19,490	45,022
Capstone Turbine Corp.*	50,377	48,352
Coleman Cable, Inc.*	1,627	10,218
Encore Wire Corp.	3,683	92,370
Ener1, Inc.*	12,292	46,587
EnerSys*	9,616	308,866
Franklin Electric Co., Inc.	4,635	180,394
FuelCell Energy, Inc.*	19,909	45,990
Generac Holdings, Inc.*	3,896	62,998
GrafTech International Ltd.*	24,006	476,279
Hoku Corp.*	2,819	7,442
II-VI, Inc.*	5,014	232,449
LaBarge, Inc.*	2,488	39,086
LSI Industries, Inc.	3,572	30,219
Polypore International, Inc.*	4,350	177,175
Powell Industries, Inc.*	1,763	57,967
PowerSecure International, Inc.*	3,864	30,062
Preformed Line Products Co.	406	23,761
SatCon Technology Corp.*	23,067	103,801
UQM Technologies, Inc.*	6,617	15,153
Vicor Corp.	3,918	64,255
Woodward Governor Co.	11,966	449,443

		4,831,598

	Number of Shares	Value (Note 1)

Industrial Conglomerates (0.1%)
Raven Industries, Inc.	3,247	$154,849
Seaboard Corp.	59	117,469
Standex International Corp.	2,493	74,566
Tredegar Corp.	4,873	94,439
United Capital Corp.*	397	12,902

		454,225

Machinery (2.3%)
3D Systems Corp.*	3,648	114,876
Actuant Corp., Class A	13,536	360,328
Alamo Group, Inc.	1,269	35,304
Albany International Corp., Class A	5,453	129,182
Altra Holdings, Inc.*	5,332	105,894
American Railcar Industries, Inc.*	1,906	42,180
Ampco-Pittsburgh Corp.	1,735	48,667
ArvinMeritor, Inc.*	18,795	385,673
Astec Industries, Inc.*	3,954	128,149
Badger Meter, Inc.	2,997	132,527
Barnes Group, Inc.	9,761	201,760
Blount International, Inc.*	9,543	150,398
Briggs & Stratton Corp.	9,977	196,447
Cascade Corp.	1,812	85,671
Chart Industries, Inc.*	5,711	192,918
CIRCOR International, Inc.	3,395	143,541
CLARCOR, Inc.	9,807	420,622
Colfax Corp.*	4,795	88,276
Columbus McKinnon Corp.*	3,819	77,602
Commercial Vehicle Group, Inc.*	4,885	79,381
Douglas Dynamics, Inc.	2,234	33,845
Dynamic Materials Corp.	2,695	60,826
Energy Recovery, Inc.*	8,933	32,695
EnPro Industries, Inc.*	4,101	170,438
ESCO Technologies, Inc.	5,298	200,476
Federal Signal Corp.	12,436	85,311
Flow International Corp.*	9,630	39,387
Force Protection, Inc.*	13,879	76,473
FreightCar America, Inc.	2,401	69,485
Gorman-Rupp Co.	2,429	78,505
Graham Corp.	1,964	39,280
Greenbrier Cos., Inc.*	3,782	79,384
John Bean Technologies Corp.	5,633	113,392
Kadant, Inc.*	2,509	59,137
Kaydon Corp.	6,674	271,765
L.B. Foster Co., Class A*	2,023	82,822
Lindsay Corp.	2,497	148,397
Lydall, Inc.*	3,491	28,103
Met-Pro Corp.	3,013	35,584
Middleby Corp.*	3,304	278,924
Miller Industries, Inc.	2,128	30,281
Mueller Industries, Inc.	7,472	244,334
Mueller Water Products, Inc., Class A	30,842	128,611
NACCO Industries, Inc., Class A	1,151	124,734
Nordson Corp.	6,759	621,017
Omega Flex, Inc.*	456	7,542
PMFG, Inc.*	2,986	48,970
RBC Bearings, Inc.*	4,318	168,747
Robbins & Myers, Inc.	5,380	192,496
Sauer-Danfoss, Inc.*	2,333	65,907

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA TACTICAL MANAGER 2000 PORTFOLIO-I

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2010

	Number of Shares	Value (Note 1)

Sun Hydraulics Corp.	2,489	$94,084
Tecumseh Products Co., Class A*	3,732	48,703
Tennant Co.	3,769	144,767
Titan International, Inc.	7,068	138,109
Trimas Corp.*	2,856	58,434
Twin Disc, Inc.	1,661	49,598
Wabash National Corp.*	13,646	161,705
Watts Water Technologies, Inc., Class A	5,804	212,368
Xerium Technologies, Inc.*	1,339	21,357

		7,665,389

Marine (0.1%)
Baltic Trading Ltd.	3,441	35,133
Eagle Bulk Shipping, Inc.*	12,425	61,876
Excel Maritime Carriers Ltd.*	7,997	45,023
Genco Shipping & Trading Ltd.*	5,691	81,950
Horizon Lines, Inc., Class A	6,456	28,213
International Shipholding Corp.	977	24,816
Ultrapetrol Bahamas Ltd.*	4,271	27,463

		304,474

Professional Services (0.9%)
Acacia Research Corp. - Acacia Technologies*	6,745	174,965
Administaff, Inc.	4,346	127,338
Advisory Board Co.*	3,093	147,320
Barrett Business Services, Inc.	1,619	25,176
CBIZ, Inc.*	8,271	51,611
CDI Corp.	2,625	48,799
Corporate Executive Board Co.	6,870	257,969
CoStar Group, Inc.*	4,141	238,356
CRA International, Inc.*	2,255	53,015
Dolan Co.*	6,085	84,703
Exponent, Inc.*	2,783	104,446
Franklin Covey Co.*	2,656	22,815
GP Strategies Corp.*	3,060	31,334
Heidrick & Struggles International, Inc.	3,488	99,931
Hill International, Inc.*	5,571	36,044
Hudson Highland Group, Inc.*	5,886	34,315
Huron Consulting Group, Inc.*	4,405	116,512
ICF International, Inc.*	3,427	88,143
Kelly Services, Inc., Class A*	5,254	98,775
Kforce, Inc.*	6,130	99,183
Korn/Ferry International*	9,184	212,242
LECG Corp.*	5,603	7,732
Mistras Group, Inc.*	2,898	39,065
Navigant Consulting, Inc.*	10,161	93,481
On Assignment, Inc.*	7,326	59,707
Resources Connection, Inc.	9,272	172,367
School Specialty, Inc.*	3,771	52,530
SFN Group, Inc.*	10,340	100,918
TrueBlue, Inc.*	8,802	158,348
Volt Information Sciences, Inc.*	2,937	25,405
VSE Corp.	836	27,605

		2,890,150

Road & Rail (0.8%)
Amerco, Inc.*	1,662	159,619
Arkansas Best Corp.	5,050	138,471
Avis Budget Group, Inc.*	20,494	318,887

	Number of Shares	Value (Note 1)

Celadon Group, Inc.*	4,003	$59,204
Dollar Thrifty Automotive Group, Inc.*	5,713	269,996
Genesee & Wyoming, Inc., Class A*	7,712	408,350
Heartland Express, Inc.	10,113	162,010
Knight Transportation, Inc.	11,889	225,891
Marten Transport Ltd.	3,061	65,444
Old Dominion Freight Line, Inc.*	8,311	265,869
P.A.M. Transportation Services, Inc.*	977	10,962
Patriot Transportation Holding, Inc.*	306	28,446
Quality Distribution, Inc.*	1,787	16,244
RailAmerica, Inc.*	4,643	60,127
Roadrunner Transportation Systems, Inc.*	2,023	29,253
Saia, Inc.*	3,231	53,602
Universal Truckload Services, Inc.*	1,286	20,473
USA Truck, Inc.*	1,409	18,641
Werner Enterprises, Inc.	8,600	194,360

		2,505,849

Trading Companies & Distributors (0.6%)
Aceto Corp.	4,967	44,703
Aircastle Ltd.	10,132	105,879
Applied Industrial Technologies, Inc.	8,423	273,579
Beacon Roofing Supply, Inc.*	9,079	162,242
BlueLinx Holdings, Inc.*	2,655	9,717
CAI International, Inc.*	1,976	38,730
DXP Enterprises, Inc.*	1,671	40,104
H&E Equipment Services, Inc.*	5,549	64,202
Houston Wire & Cable Co.	3,649	49,043
Interline Brands, Inc.*	6,434	146,502
Kaman Corp.	5,137	149,333
Lawson Products, Inc.	751	18,692
RSC Holdings, Inc.*	9,852	95,958
Rush Enterprises, Inc., Class A*	6,272	128,200
TAL International Group, Inc.	3,310	102,180
Textainer Group Holdings Ltd.	1,946	55,442
Titan Machinery, Inc.*	2,615	50,469
United Rentals, Inc.*	12,072	274,638
Watsco, Inc.	5,537	349,274

		2,158,887

Total Industrials		37,006,254

Information Technology (13.1%)
Communications Equipment (2.1%)
Acme Packet, Inc.*	8,731	464,140
ADTRAN, Inc.	12,223	442,595
Anaren, Inc.*	2,994	62,425
Arris Group, Inc.*	25,019	280,713
Aruba Networks, Inc.*	15,367	320,863
Aviat Networks, Inc.*	12,059	61,139
Bel Fuse, Inc., Class B	2,111	50,453
BigBand Networks, Inc.*	10,557	29,560
Black Box Corp.	3,502	134,092
Blue Coat Systems, Inc.*	8,304	248,040
Calix, Inc.*	1,754	29,643

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA TACTICAL MANAGER 2000 PORTFOLIO-I

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2010

	Number of Shares	Value (Note 1)

Comtech Telecommunications Corp.	5,670	$157,229
DG FastChannel, Inc.*	5,005	144,544
Digi International, Inc.*	5,000	55,500
EMS Technologies, Inc.*	3,069	60,705
Emulex Corp.*	16,232	189,265
Extreme Networks, Inc.*	18,047	55,765
Finisar Corp.*	15,041	446,567
Globecomm Systems, Inc.*	4,536	45,360
Harmonic, Inc.*	19,435	166,558
Infinera Corp.*	17,534	181,126
InterDigital, Inc.*	8,678	361,352
Ixia*	6,555	109,993
KVH Industries, Inc.*	3,034	36,256
Loral Space & Communications, Inc.*	2,144	164,016
Meru Networks, Inc.*	1,138	17,548
NETGEAR, Inc.*	7,018	236,366
Network Engines, Inc.*	6,726	10,224
Network Equipment Technologies, Inc.*	6,758	31,290
Occam Networks, Inc.*	2,511	21,770
Oclaro, Inc.*	9,894	130,106
Oplink Communications, Inc.*	3,821	70,574
Opnext, Inc.*	8,244	14,509
PC-Tel, Inc.*	4,294	25,764
Plantronics, Inc.	9,537	354,967
Powerwave Technologies, Inc.*	26,806	68,087
Riverbed Technology, Inc.*	25,122	883,541
SeaChange International, Inc.*	5,705	48,778
ShoreTel, Inc.*	9,094	71,024
Sonus Networks, Inc.*	41,670	111,259
Sycamore Networks, Inc.	3,876	79,807
Symmetricom, Inc.*	8,897	63,080
Tekelec*	13,695	163,107
UTStarcom, Inc.*	23,767	48,960
ViaSat, Inc.*	6,548	290,797

		7,039,457

Computers & Peripherals (0.5%)
Avid Technology, Inc.*	5,824	101,687
Compellent Technologies, Inc.*	4,661	128,597
Cray, Inc.*	7,344	52,510
Electronics for Imaging, Inc.*	9,053	129,548
Hutchinson Technology, Inc.*	3,958	14,684
Hypercom Corp.*	9,512	79,615
Imation Corp.*	5,923	61,066
Immersion Corp.*	5,697	38,227
Intermec, Inc.*	9,778	123,790
Intevac, Inc.*	4,476	62,709
Novatel Wireless, Inc.*	6,310	60,261
Presstek, Inc.*	5,485	12,177
Quantum Corp.*	42,750	159,030
Rimage Corp.*	1,832	27,315
Silicon Graphics International Corp.*	6,239	56,338
STEC, Inc.*	8,143	143,724
Stratasys, Inc.*	4,091	133,530
Super Micro Computer, Inc.*	4,897	56,511
Synaptics, Inc.*	6,771	198,932
Xyratex Ltd.*	6,026	98,284

		1,738,535

	Number of Shares	Value (Note 1)

Electronic Equipment, Instruments & Components (1.7%)
Agilysys, Inc.*	3,477	$19,576
Anixter International, Inc.	5,576	333,055
Benchmark Electronics, Inc.*	12,250	222,460
Brightpoint, Inc.*	14,069	122,822
Checkpoint Systems, Inc.*	7,873	161,790
Cognex Corp.	7,846	230,829
Coherent, Inc.*	4,994	225,429
Comverge, Inc.*	5,265	36,381
CPI International, Inc.*	1,710	33,089
CTS Corp.	6,899	76,303
Daktronics, Inc.	6,791	108,113
DDi Corp.	2,705	31,811
DTS, Inc.*	3,503	171,822
Echelon Corp.*	6,726	68,538
Electro Rent Corp.	3,331	53,829
Electro Scientific Industries, Inc.*	5,548	88,934
FARO Technologies, Inc.*	3,252	106,796
Gerber Scientific, Inc.*	5,009	39,421
Insight Enterprises, Inc.*	9,074	119,414
IPG Photonics Corp.*	5,208	164,677
L-1 Identity Solutions, Inc.*	15,366	183,009
Littelfuse, Inc.	4,344	204,429
Maxwell Technologies, Inc.*	5,333	100,740
Measurement Specialties, Inc.*	2,877	84,440
Mercury Computer Systems, Inc.*	4,731	86,956
Methode Electronics, Inc.	7,487	97,106
Microvision, Inc.*	19,293	35,885
MTS Systems Corp.	3,103	116,238
Multi-Fineline Electronix, Inc.*	1,935	51,258
Newport Corp.*	7,357	127,791
OSI Systems, Inc.*	3,235	117,625
Park Electrochemical Corp.	4,078	122,340
PC Connection, Inc.*	1,802	15,966
Plexus Corp.*	7,909	244,705
Power-One, Inc.*	13,985	142,647
Pulse Electronics Corp.	8,342	44,379
RadiSys Corp.*	4,869	43,334
Richardson Electronics Ltd.	2,687	31,411
Rofin-Sinar Technologies, Inc.*	5,629	199,492
Rogers Corp.*	3,157	120,755
Sanmina-SCI Corp.*	15,875	182,245
Scansource, Inc.*	5,350	170,665
SMART Modular Technologies (WWH), Inc.*	10,463	60,267
Spectrum Control, Inc.*	2,643	39,619
SYNNEX Corp.*	4,204	131,165
Tessco Technologies, Inc.	1,071	17,082
TTM Technologies, Inc.*	16,020	238,858
Universal Display Corp.*	6,037	185,034
Viasystems Group, Inc.*	936	18,851
X-Rite, Inc.*	6,923	31,638
Zygo Corp.*	3,528	43,147

		5,704,166

Internet Software & Services (1.5%)
Ancestry.com, Inc.*	3,846	108,919
Art Technology Group, Inc.*	31,661	189,333
comScore, Inc.*	4,586	102,314
Constant Contact, Inc.*	5,701	176,674
DealerTrack Holdings, Inc.*	8,060	161,764

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA TACTICAL MANAGER 2000 PORTFOLIO-I

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2010

	Number of Shares	Value (Note 1)

Dice Holdings, Inc.*	3,333	$47,829
Digital River, Inc.*	7,961	274,018
EarthLink, Inc.	21,167	182,036
GSI Commerce, Inc.*	13,298	308,514
InfoSpace, Inc.*	7,463	61,943
Internap Network Services Corp.*	10,436	63,451
j2 Global Communications, Inc.*	9,071	262,605
Keynote Systems, Inc.	2,672	39,065
KIT Digital, Inc.*	3,855	61,834
Knot, Inc.*	6,212	61,375
Limelight Networks, Inc.*	9,322	54,161
Liquidity Services, Inc.*	2,904	40,801
LivePerson, Inc.*	9,058	102,355
Local.com Corp.*	2,988	19,392
LogMeIn, Inc.*	3,006	133,286
LoopNet, Inc.*	4,004	44,484
Marchex, Inc., Class B	4,336	41,365
ModusLink Global Solutions, Inc.*	9,060	60,702
Move, Inc.*	31,869	81,903
NIC, Inc.	11,575	112,393
OpenTable, Inc.*	3,171	223,492
Openwave Systems, Inc.*	17,769	37,670
Perficient, Inc.*	4,764	59,550
QuinStreet, Inc.*	1,992	38,266
Rackspace Hosting, Inc.*	19,381	608,757
RealNetworks, Inc.*	17,205	72,261
RightNow Technologies, Inc.*	4,331	102,515
Saba Software, Inc.*	5,550	33,966
SAVVIS, Inc.*	7,479	190,864
SPS Commerce, Inc.*	1,154	18,233
Stamps.com, Inc.	2,317	30,700
support.com, Inc.*	9,385	60,815
TechTarget, Inc.*	2,847	22,577
Terremark Worldwide, Inc.*	11,737	151,994
Travelzoo, Inc.*	1,134	46,744
United Online, Inc.	17,527	115,678
ValueClick, Inc.*	16,385	262,652
Vocus, Inc.*	3,355	92,799
Zix Corp.*	11,641	49,707

		5,011,756

IT Services (1.5%)
Acxiom Corp.*	13,653	234,149
CACI International, Inc., Class A*	6,011	320,987
Cardtronics, Inc.*	5,383	95,279
Cass Information Systems, Inc.	1,701	64,536
CIBER, Inc.*	12,122	56,731
Computer Task Group, Inc.*	3,267	35,545
CSG Systems International, Inc.*	6,836	129,474
Echo Global Logistics, Inc.*	2,161	26,018
Euronet Worldwide, Inc.*	9,805	170,999
ExlService Holdings, Inc.*	3,052	65,557
Forrester Research, Inc.	2,929	103,364
Global Cash Access Holdings, Inc.*	10,981	35,029
Hackett Group, Inc.*	5,276	18,519
Heartland Payment Systems, Inc.	7,569	116,714
iGATE Corp.	4,739	93,406
Integral Systems, Inc.*	3,825	37,906

	Number of Shares	Value (Note 1)

Jack Henry & Associates, Inc.	16,828	$490,536
Lionbridge Technologies, Inc.*	12,217	45,081
ManTech International Corp., Class A*	4,324	178,711
MAXIMUS, Inc.	3,514	230,448
MoneyGram International, Inc.*	17,291	46,859
NCI, Inc., Class A*	1,350	31,037
Online Resources Corp.*	5,668	26,356
Sapient Corp.	20,569	248,885
SRA International, Inc., Class A*	8,589	175,645
Syntel, Inc.	2,630	125,688
TeleTech Holdings, Inc.*	6,057	124,714
Tier Technologies, Inc.*	2,653	15,891
TNS, Inc.*	5,240	108,992
Unisys Corp.*	8,519	220,557
VeriFone Systems, Inc.*	17,025	656,484
Virtusa Corp.*	2,740	44,826
Wright Express Corp.*	7,725	355,350

		4,730,273

Semiconductors & Semiconductor Equipment (2.8%)
Advanced Analogic Technologies, Inc.*	8,463	33,937
Advanced Energy Industries, Inc.*	7,262	99,054
Alpha & Omega Semiconductor Ltd.*	1,060	13,600
Amkor Technology, Inc.*	20,909	154,518
ANADIGICS, Inc.*	12,987	90,000
Applied Micro Circuits Corp.*	13,077	139,662
ATMI, Inc.*	6,280	125,223
Axcelis Technologies, Inc.*	21,123	73,086
AXT, Inc.*	6,291	65,678
Brooks Automation, Inc.*	12,978	117,710
Cabot Microelectronics Corp.*	4,706	195,064
Cavium Networks, Inc.*	8,838	333,016
CEVA, Inc.*	4,224	86,592
Cirrus Logic, Inc.*	13,792	220,396
Cohu, Inc.	4,700	77,926
Conexant Systems, Inc.*	15,069	24,562
Cymer, Inc.*	6,001	270,465
Diodes, Inc.*	6,746	182,075
DSP Group, Inc.*	4,585	37,322
Energy Conversion Devices, Inc.*	9,862	45,365
Entegris, Inc.*	26,183	195,587
Entropic Communications, Inc.*	12,949	156,424
Evergreen Solar, Inc.*	38,610	22,510
Exar Corp.*	7,288	50,870
FEI Co.*	7,630	201,508
FormFactor, Inc.*	9,987	88,685
FSI International, Inc.*	7,705	34,056
GSI Technology, Inc.*	3,580	28,998
GT Solar International, Inc.*	12,440	113,453
Hittite Microwave Corp.*	5,435	331,752
Ikanos Communications, Inc.*	5,607	7,513
Integrated Device Technology, Inc.*	32,431	215,990
Integrated Silicon Solution, Inc.*	4,957	39,805
IXYS Corp.*	4,864	56,520
Kopin Corp.*	13,584	56,509
Kulicke & Soffa Industries, Inc.*	14,013	100,894
Lattice Semiconductor Corp.*	23,119	140,101

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA TACTICAL MANAGER 2000 PORTFOLIO-I

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2010

	Number of Shares	Value (Note 1)

LTX-Credence Corp.*	9,832	$72,757
Mattson Technology, Inc.*	9,739	29,217
MaxLinear, Inc., Class A*	1,345	14,472
Micrel, Inc.	10,152	131,874
Microsemi Corp.*	16,526	378,445
Mindspeed Technologies, Inc.*	6,578	40,126
MIPS Technologies, Inc.*	9,169	139,002
MKS Instruments, Inc.*	10,034	245,733
Monolithic Power Systems, Inc.*	6,459	106,703
MoSys, Inc.*	5,005	28,478
Nanometrics, Inc.*	3,610	46,316
Netlogic Microsystems, Inc.*	12,474	391,808
NVE Corp.*	961	55,575
OmniVision Technologies, Inc.*	10,377	307,263
PDF Solutions, Inc.*	4,218	20,331
Pericom Semiconductor Corp.*	5,148	56,525
Photronics, Inc.*	10,621	62,770
PLX Technology, Inc.*	7,264	26,223
Power Integrations, Inc.	4,914	197,248
RF Micro Devices, Inc.*	53,489	393,144
Rubicon Technology, Inc.*	3,165	66,718
Rudolph Technologies, Inc.*	6,468	53,232
Semtech Corp.*	12,373	280,125
Sigma Designs, Inc.*	6,189	87,698
Silicon Image, Inc.*	15,266	112,205
Spansion, Inc., Class A*	2,718	56,263
Standard Microsystems Corp.*	4,464	128,697
Supertex, Inc.*	1,998	48,312
Tessera Technologies, Inc.*	10,009	221,699
Trident Microsystems, Inc.*	14,989	26,680
TriQuint Semiconductor, Inc.*	30,922	361,478
Ultra Clean Holdings, Inc.*	4,291	39,949
Ultratech, Inc.*	4,834	96,100
Veeco Instruments, Inc.*	8,087	347,418
Volterra Semiconductor Corp.*	4,952	114,688
Zoran Corp.*	10,231	90,033

		9,101,731

Software (3.0%)
ACI Worldwide, Inc.*	6,801	182,743
Actuate Corp.*	9,279	52,890
Advent Software, Inc.*	3,156	182,795
American Software, Inc., Class A	4,715	31,921
Ariba, Inc.*	17,933	421,246
Aspen Technology, Inc.*	12,464	158,293
Blackbaud, Inc.	8,968	232,271
Blackboard, Inc.*	6,872	283,814
Bottomline Technologies, Inc.*	6,308	136,947
CDC Corp., Class A*	6,012	21,102
CommVault Systems, Inc.*	8,617	246,619
Concur Technologies, Inc.*	8,025	416,738
Convio, Inc.*	1,116	9,240
Deltek, Inc.*	4,376	31,770
DemandTec, Inc.*	3,857	41,810
Digimarc Corp.*	1,443	43,304
Ebix, Inc.*	5,371	127,132
Epicor Software Corp.*	9,794	98,919
EPIQ Systems, Inc.	6,582	90,371
ePlus, Inc.*	751	17,754
Fair Isaac Corp.	8,351	195,163
FalconStor Software, Inc.*	5,367	17,979
Fortinet, Inc.*	8,362	270,511

	Number of Shares	Value (Note 1)

Guidance Software, Inc.*	2,757	$19,823
Interactive Intelligence, Inc.*	2,631	68,827
JDA Software Group, Inc.*	8,332	233,296
Kenexa Corp.*	4,527	98,643
Lawson Software, Inc.*	27,713	256,345
Magma Design Automation, Inc.*	11,994	60,090
Manhattan Associates, Inc.*	4,560	139,262
Mentor Graphics Corp.*	21,298	255,576
MicroStrategy, Inc., Class A*	1,797	153,590
Monotype Imaging Holdings, Inc.*	4,537	50,361
NetScout Systems, Inc.*	6,099	140,338
NetSuite, Inc.*	3,668	91,700
Opnet Technologies, Inc.	2,670	71,476
Parametric Technology Corp.*	23,157	521,727
Pegasystems, Inc.	3,238	118,608
Progress Software Corp.*	8,418	356,250
PROS Holdings, Inc.*	3,820	43,510
QAD, Inc., Class A*	997	9,073
QAD, Inc., Class B*	249	2,475
QLIK Technologies, Inc.*	2,695	69,558
Quest Software, Inc.*	11,965	331,909
Radiant Systems, Inc.*	6,601	129,182
RealD, Inc.*	2,906	75,323
RealPage, Inc.*	2,842	87,903
Renaissance Learning, Inc.	2,798	33,128
Rosetta Stone, Inc.*	2,127	45,135
S1 Corp.*	10,424	71,926
Smith Micro Software, Inc.*	6,088	95,825
SolarWinds, Inc.*	7,008	134,904
Sonic Solutions, Inc.*	8,482	127,230
Sourcefire, Inc.*	5,496	142,511
SRS Labs, Inc.*	2,256	19,875
SS&C Technologies Holdings, Inc.*	2,653	54,413
SuccessFactors, Inc.*	12,541	363,187
Synchronoss Technologies, Inc.*	4,062	108,496
Take-Two Interactive Software, Inc.*	14,103	172,621
Taleo Corp., Class A*	7,934	219,375
TeleCommunication Systems, Inc., Class A*	9,306	43,459
TeleNav, Inc.*	1,744	12,696
THQ, Inc.*	6,672	40,432
TIBCO Software, Inc.*	33,122	652,835
TiVo, Inc.*	23,057	198,982
Tyler Technologies, Inc.*	6,218	129,086
Ultimate Software Group, Inc.*	4,980	242,177
VASCO Data Security International, Inc.*	5,673	46,121
VirnetX Holding Corp.	7,029	104,381
Wave Systems Corp., Class A*	16,750	65,995
Websense, Inc.*	8,643	175,021

		9,995,988

Total Information Technology		43,321,906

Materials (4.0%)
Chemicals (1.8%)
A. Schulman, Inc.	6,240	142,834
American Vanguard Corp.	4,451	38,011

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA TACTICAL MANAGER 2000 PORTFOLIO-I

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2010

	Number of Shares	Value (Note 1)

Arch Chemicals, Inc.	4,483	$170,040
Balchem Corp.	5,594	189,133
Calgon Carbon Corp.*	11,214	169,556
Ferro Corp.*	17,159	251,208
Georgia Gulf Corp.*	6,743	162,236
H.B. Fuller Co.	9,645	197,915
Hawkins, Inc.	1,714	76,102
Innophos Holdings, Inc.	4,245	153,160
KMG Chemicals, Inc.	1,210	20,050
Koppers Holdings, Inc.	4,088	146,269
Kraton Performance Polymers, Inc.*	2,299	71,154
Landec Corp.*	5,044	30,163
LSB Industries, Inc.*	3,398	82,435
Minerals Technologies, Inc.	3,740	244,633
NewMarket Corp.	2,045	252,292
NL Industries, Inc.	1,350	15,066
Olin Corp.	15,654	321,220
OM Group, Inc.*	6,145	236,644
Omnova Solutions, Inc.*	8,903	74,429
PolyOne Corp.*	18,460	230,565
Quaker Chemical Corp.	2,214	92,257
Rockwood Holdings, Inc.*	10,374	405,831
Senomyx, Inc.*	7,673	54,708
Sensient Technologies Corp.	9,859	362,121
Solutia, Inc.*	24,171	557,867
Spartech Corp.*	6,235	58,360
Stepan Co.	1,551	118,295
STR Holdings, Inc.*	5,643	112,860
TPC Group, Inc.*	1,605	48,664
W.R. Grace & Co.*	14,428	506,856
Westlake Chemical Corp.	3,797	165,056
Zep, Inc.	4,340	86,279
Zoltek Cos., Inc.*	5,538	63,964

		5,908,233

Construction Materials (0.1%)
Headwaters, Inc.*	12,345	56,540
Texas Industries, Inc.	4,166	190,719
United States Lime & Minerals, Inc.*	551	23,214

		270,473

Containers & Packaging (0.3%)
AEP Industries, Inc.*	916	23,770
Boise, Inc.	13,962	110,719
Graham Packaging Co., Inc.*	3,571	46,566
Graphic Packaging Holding Co.*	22,227	86,463
Myers Industries, Inc.	7,006	68,238
Rock-Tenn Co., Class A	7,659	413,203
Silgan Holdings, Inc.	10,527	376,972

		1,125,931

Metals & Mining (1.4%)
A.M. Castle & Co.*	3,376	62,152
Allied Nevada Gold Corp.*	14,897	391,940
AMCOL International Corp.	4,717	146,227
Brush Engineered Materials, Inc.*	4,026	155,565
Capital Gold Corp.*	12,192	61,813
Century Aluminum Co.*	12,690	197,076
Coeur d’Alene Mines Corp.*	17,564	479,849

	Number of Shares	Value (Note 1)

Contango ORE, Inc.*	206	$2,163
General Moly, Inc.*	12,747	82,601
Globe Specialty Metals, Inc.	12,149	207,626
Golden Star Resources Ltd.*	51,388	235,871
Haynes International, Inc.	2,390	99,974
Hecla Mining Co.*	51,062	574,958
Horsehead Holding Corp.*	8,601	112,157
Jaguar Mining, Inc.*	16,799	119,777
Kaiser Aluminum Corp.	2,993	149,919
Metals USA Holdings Corp.*	2,289	34,884
Molycorp, Inc.*	5,108	254,889
Noranda Aluminum Holding Corp.*	2,286	33,376
Olympic Steel, Inc.	1,878	53,861
RTI International Metals, Inc.*	5,988	161,556
Stillwater Mining Co.*	8,848	188,905
Thompson Creek Metals Co., Inc.*	32,505	478,474
U.S. Energy Corp. Wyoming*	5,743	34,917
U.S. Gold Corp.*	17,731	143,089
Universal Stainless & Alloy Products, Inc.*	1,339	41,884
Worthington Industries, Inc.	11,363	209,079

		4,714,582

Paper & Forest Products (0.4%)
Buckeye Technologies, Inc.	7,812	164,130
Clearwater Paper Corp.*	2,283	178,759
Deltic Timber Corp.	2,156	121,469
KapStone Paper and Packaging Corp.*	7,585	116,051
Louisiana-Pacific Corp.*	25,336	239,679
Neenah Paper, Inc.	2,974	58,528
P.H. Glatfelter Co.	8,910	109,326
Schweitzer-Mauduit International, Inc.	3,671	230,979
Verso Paper Corp.*	3,075	10,516
Wausau Paper Corp.	9,807	84,438

		1,313,875

Total Materials		13,333,094

Telecommunication Services (0.7%)
Diversified Telecommunication Services (0.5%)
AboveNet, Inc.	4,456	260,498
Alaska Communications Systems Group, Inc.	8,783	97,491
Atlantic Tele-Network, Inc.	1,877	71,964
Cbeyond, Inc.*	5,388	82,329
Cincinnati Bell, Inc.*	40,589	113,649
Cogent Communications Group, Inc.*	9,098	128,646
Consolidated Communications Holdings, Inc.	4,880	94,184
General Communication, Inc., Class A*	8,777	111,117
Global Crossing Ltd.*	6,030	77,908
Globalstar, Inc.*	12,844	18,624
Hughes Communications, Inc.*	1,770	71,579
IDT Corp., Class B	2,719	69,742
Iridium Communications, Inc.*	6,841	56,438
Neutral Tandem, Inc.*	6,632	95,766

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA TACTICAL MANAGER 2000 PORTFOLIO-I

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2010

	Number of Shares	Value (Note 1)

PAETEC Holding Corp.*	25,131	$93,990
Premiere Global Services, Inc.*	12,063	82,028
Vonage Holdings Corp.*	21,560	48,294

		1,574,247

Wireless Telecommunication Services (0.2%)
FiberTower Corp.*	9,993	44,569
ICO Global Communications Holdings Ltd.*	20,562	30,843
NTELOS Holdings Corp.	5,799	110,471
Shenandoah Telecommunications Co.	4,780	89,530
Syniverse Holdings, Inc.*	13,918	429,370
USA Mobility, Inc.	4,379	77,815

		782,598

Total Telecommunication Services		2,356,845

Utilities (2.2%)
Electric Utilities (0.9%)
Allete, Inc.	6,179	230,230
Central Vermont Public Service Corp.	2,462	53,819
Cleco Corp.	12,160	374,042
El Paso Electric Co.*	8,827	243,007
Empire District Electric Co.	7,894	175,247
IDACORP, Inc.	9,621	355,785
MGE Energy, Inc.	4,606	196,953
Otter Tail Corp.	7,048	158,862
PNM Resources, Inc.	17,323	225,545
Portland General Electric Co.	14,985	325,174
UIL Holdings Corp.	10,049	301,068
UniSource Energy Corp.	7,222	258,836
Unitil Corp.	1,958	44,525

		2,943,093

Gas Utilities (0.8%)
Chesapeake Utilities Corp.	1,880	78,058
Laclede Group, Inc.	4,350	158,949
New Jersey Resources Corp.	8,208	353,847
Nicor, Inc.	9,003	449,430
Northwest Natural Gas Co.	5,282	245,454
Piedmont Natural Gas Co., Inc.	14,243	398,234
South Jersey Industries, Inc.	5,946	314,068
Southwest Gas Corp.	9,014	330,543
WGL Holdings, Inc.	10,053	359,596

		2,688,179

Independent Power Producers & Energy Traders (0.0%)
American DG Energy, Inc.*	4,323	11,975
Dynegy, Inc.*	20,621	115,890

		127,865

Multi-Utilities (0.3%)
Avista Corp.	10,957	246,752
Black Hills Corp.	7,778	233,340
CH Energy Group, Inc.	3,128	152,928
NorthWestern Corp.	7,199	207,547

		840,567

	Number of Shares	Value (Note 1)

Water Utilities (0.2%)
American States Water Co.	3,734	$128,711
Artesian Resources Corp., Class A	1,304	24,711
Cadiz, Inc.*	2,521	31,361
California Water Service Group	3,948	147,142
Connecticut Water Service, Inc.	1,759	49,041
Consolidated Water Co., Ltd.	2,729	25,025
Middlesex Water Co.	3,025	55,509
SJW Corp.	2,603	68,901
York Water Co.	2,652	45,853

		576,254

Total Utilities		7,175,958

Total Common Stocks (70.6%) (Cost $197,103,181)		234,008,659

INVESTMENT COMPANIES:
Investment Companies(0.0%)
Kayne Anderson Energy Development Co.	1,998	35,984
THL Credit, Inc.	1,886	24,537

Total Investment Companies (0.0%) (Cost $53,025)		60,521

	Principal Amount	Value (Note 1)
LONG-TERM DEBT SECURITIES:
Corporate Bond (0.0%)
Financials (0.0%)
Capital Markets (0.0%)
GAMCO Investors, Inc. (Zero Coupon), 12/31/15†	$4,499	4,499

Total Financials		4,499

Total Corporate Bonds		4,499

Total Long-Term Debt Securities (0.0%) (Cost $4,499)		4,499

	Number of Shares	Value (Note 1)
SHORT-TERM INVESTMENT:
Short-Term Investment (27.7%)
BlackRock Liquidity Funds TempFund 0.17%‡ (Cost $91,824,943)	91,824,943	91,824,943

Total Investments (98.3%) (Cost $288,985,648)		325,898,622
Other Assets Less Liabilities (1.7%)		5,737,889

Net Assets (100%)		$331,636,511

*	Non-income producing.
†	Securities (totaling $22,877 or 0.0% of net assets) at fair value by management.
‡	Affiliated company as defined under the Investment Company Act of 1940.
(b)	Illiquid Security.

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA TACTICAL MANAGER 2000 PORTFOLIO-I

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2010

Investments in companies which were affiliates for the year ended December 31, 2010, were as follows:

Securities	Market Value December 31, 2009	Purchases at Cost	Sales at Cost	Market Value December 31, 2010	Dividend Income	Realized Gain (Loss)
BlackRock Liquidity Funds TempFund	$16,591,734	$300,863,398	$225,630,189	$91,824,943	$103,242	$829

At December 31, 2010, the Portfolio had the following futures contracts open: (Note 1)

Purchase	Number of Contracts	Expiration Date	Original Value	Value at 12/31/2010	Unrealized Appreciation/ (Depreciation)
Russell 2000 Mini Index	1,243	March-11	$95,202,118	$97,239,890	$2,037,772

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2010:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with rules under the Investment Company Act of 1940. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Common Stocks
Consumer Discretionary	$31,993,275	$—	$18,378	$32,011,653
Consumer Staples	6,901,947	—	—	6,901,947
Energy	14,956,892	—	—	14,956,892
Financials	48,011,063	—	—	48,011,063
Health Care	28,933,047	—	—	28,933,047
Industrials	36,966,921	39,333	—	37,006,254
Information Technology	43,321,906	—	—	43,321,906
Materials	13,333,094	—	—	13,333,094
Telecommunication Services	2,356,845	—	—	2,356,845
Utilities	7,175,958	—	—	7,175,958
Corporate Bonds
Financials	—	—	4,499	4,499
Futures	2,037,772	—	—	2,037,772
Investment Companies
Investment Companies	60,521	—	—	60,521
Short-Term Investments	—	91,824,943	—	91,824,943

Total Assets	$236,049,241	$91,864,276	$22,877	$327,936,394

Total Liabilities	$—	$—	$—	$—

Total	$236,049,241	$91,864,276	$22,877	$327,936,394

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA TACTICAL MANAGER 2000 PORTFOLIO-I

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2010

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	Investments in Securities-Consumer Discretionary	Investments in Securities-Financials
Balance as of 12/31/09	$—	$—
Total gains or losses (realized/unrealized) included in earnings	(14,182)	—
Purchases, sales, issuances, and settlements (net)	26,089	4,499
Transfers into Level 3	6,471	—
Transfers out of Level 3	—	—
Balance as of 12/31/10	$18,378	$4,499
The amount of total gains or losses for the year included in earnings attributable to the change in unrealized gains or losses relating to assets and liabilities still held at year ending 12/31/10.	$(14,462)	$—

Fair Values of Derivative Instruments as of December 31, 2010:

Statement of Assets and Liabilities
Derivatives Not Accounted for as Hedging Instruments^	Asset Derivatives	Fair Value
Interest rate contracts	Receivables, Net Assets - Unrealized appreciation	$—	*
Foreign exchange contracts	Receivables	—
Credit contracts	Receivables	—
Equity contracts	Receivables, Net Assets - Unrealized appreciation	2,037,772	*
Commodity contracts	Receivables	—
Other contracts	Receivables	—

Total		$2,037,772

Liability Derivatives
Interest rate contracts	Payables, Net Assets - Unrealized depreciation	$—	*
Foreign exchange contracts	Payables	—
Credit contracts	Payables	—
Equity contracts	Payables, Net Assets - Unrealized depreciation	—	*
Commodity contracts	Payables	—
Other contracts	Payables	—

Total		$—

*Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only current day's variation margin is reported within the Statement of Assets & Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2010:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Options	Futures	Forward Currency Contracts	Swaps	Total
Interest rate contracts	$—	$—	$—	$—	$—
Foreign exchange contracts	—	—	—	—	—
Credit contracts	—	—	—	—	—
Equity contracts	—	16,553,679	—	—	16,553,679
Commodity contracts	—	—	—	—	—
Other contracts	—	—	—	—	—

Total	$—	$16,553,679	$—	$—	$16,553,679

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA TACTICAL MANAGER 2000 PORTFOLIO-I

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2010

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Options	Futures	Forward Currency Contracts	Swaps	Total
Interest rate contracts	$—	$—	$—	$—	$—
Foreign exchange contracts	—	—	—	—	—
Credit contracts	—	—	—	—	—
Equity contracts	—	1,619,735	—	—	1,619,735
Commodity contracts	—	—	—	—	—
Other contracts	—	—	—	—	—

Total	$—	$1,619,735	$—	$—	$1,619,735

The Portfolio held futures contracts with an average notional balance of approximately $57,176,000 during the year ended December 31, 2010.

^ This Portfolio held futures contracts as a substitute for investing in conventional securities and hedging.

Investment security transactions for the year ended December 31, 2010 were as follows:

Cost of Purchases:
Stocks and long-term corporate debt securities	$184,111,418
Net Proceeds of Sales and Redemptions:
Stocks and long-term corporate debt securities	$23,635,581

As of December 31, 2010, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$41,511,221
Aggregate gross unrealized depreciation	(4,771,494)

Net unrealized appreciation	$36,739,727

Federal income tax cost of investments	$289,158,895

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA TACTICAL MANAGER 2000 PORTFOLIO-I

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2010

ASSETS
Investments at value:
Affiliated Issuers (Cost $91,824,943)	$91,824,943
Unaffiliated Issuers (Cost $197,160,705)	234,073,679
Cash	6,724
Cash held as collateral at broker	5,861,700
Receivable from Separate Accounts for Trust shares sold	510,977
Dividends, interest and other receivables	257,300
Receivable from investment sub-advisor	4,744
Receivable for securities sold	72
Other assets	68

Total assets	332,540,207

LIABILITIES
Variation margin payable on futures contracts	639,110
Investment management fees payable	139,448
Administrative fees payable	46,613
Distribution fees payable - Class IB	5,216
Payable to Separate Accounts for Trust shares redeemed	1,372
Trustees’ fees payable	28
Accrued expenses	71,909

Total liabilities	903,696

NET ASSETS	$331,636,511

Net assets were comprised of:
Paid in capital	$283,782,348
Accumulated undistributed net investment income (loss)	103,653
Accumulated undistributed net realized gains (losses) on investments and futures	8,799,764
Net unrealized appreciation (depreciation) on investments and futures	38,950,746

Net assets	$331,636,511

Class IA
Net asset value, offering and redemption price per share, $305,664,141 / 19,991,209 shares outstanding (unlimited amount authorized: $0.01 par value)	$15.29

Class IB
Net asset value, offering and redemption price per share, $25,972,370 / 1,705,360 shares outstanding (unlimited amount authorized: $0.01 par value)	$15.23

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2010

INVESTMENT INCOME
Dividends ($103,242 of dividend income received from affiliates)(net of $36 foreign withholding tax)	$2,259,500
Interest	7,862

Total income	2,267,362

EXPENSES
Investment management fees	869,979
Administrative fees	357,896
Custodian fees	116,500
Professional fees	43,532
Distribution fees - Class IB	23,012
Printing and mailing expenses	21,359
Trustees’ fees	3,130
Miscellaneous	8,397

Gross expenses	1,443,805
Less: Waiver from investment advisor	(66,701)
Reimbursement from sub-advisor	(39,714)

Net expenses	1,337,390

NET INVESTMENT INCOME (LOSS)	929,972

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Securities	1,387,749
Futures	16,553,679
Net distributions of realized gain received from Underlying Portfolio (All realized gains received from affiliates)	829

Net realized gain (loss)	17,942,257

Change in unrealized appreciation (depreciation) on:
Securities	35,369,836
Futures	1,619,735

Net change in unrealized appreciation (depreciation)	36,989,571

NET REALIZED AND UNREALIZED GAIN (LOSS)	54,931,828

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$55,861,800

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA TACTICAL MANAGER 2000 PORTFOLIO-I

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2010	May 27, 2009* to December 31, 2009
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$929,972	$34,427
Net realized gain (loss) on investments, futures and net distributions of realized gain received from Underlying Portfolios	17,942,257	614,811
Net change in unrealized appreciation (depreciation) on investments and futures	36,989,571	1,961,175

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	55,861,800	2,610,413

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class IA	(831,933)	(19,166)
Class IB†	(7,129)	—

	(839,062)	(19,166)

Distributions from net realized capital gains
Class IA	(9,054,602)	—
Class IB†	(705,588)	—

	(9,760,190)	—

TOTAL DIVIDENDS AND DISTRIBUTIONS	(10,599,252)	(19,166)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 19,620,174 and 4,310,972 shares, respectively ]	262,972,471	52,380,063
Capital shares issued in reinvestment of dividends and distributions[ 666,950 and 1,554 shares, respectively ]	9,886,535	19,166
Capital shares repurchased [ (4,617,898) and (543) shares, respectively ]	(64,553,871)	(6,479)

Total Class IA transactions	208,305,135	52,392,750

Class IB†
Capital shares sold [ 1,718,835 and 7,017 shares, respectively ]	23,129,971	88,011
Capital shares issued in reinvestment of dividends and distributions[ 47,789 and 0 shares, respectively ]	712,717	—
Capital shares repurchased [ (68,280) and (1) shares, respectively ]	(945,856)	(12)

Total Class IB transactions	22,896,832	87,999

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	231,201,967	52,480,749

TOTAL INCREASE (DECREASE) IN NET ASSETS	276,464,515	55,071,996
NET ASSETS:
Beginning of period	55,171,996	100,000

End of period (a)	$331,636,511	$55,171,996

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$103,653	$15,262

* The Portfolio commenced operations on May 27, 2009.
† Class IB commenced operations on October 29, 2009.

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA TACTICAL MANAGER 2000 PORTFOLIO-I

FINANCIAL HIGHLIGHTS

Class IA	Year Ended December 31, 2010		May 27, 2009* to December 31, 2009
Net asset value, beginning of period	$12.74		$10.00

Income (loss) from investment operations:
Net investment income (loss)	0.07	(e)	0.03	(e)
Net realized and unrealized gain (loss) on investments and futures	3.00		2.72

Total from investment operations	3.07		2.75

Less distributions:
Dividends from net investment income	(0.04)		(0.01)
Distributions from net realized gains	(0.48)		—

Total dividends and distributions	(0.52)		(0.01)

Net asset value, end of period	$15.29		$12.74

Total return (b)	24.28%		27.45%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$305,664		$55,083
Ratio of expenses to average net assets:
After waivers and reimbursements (a)	0.68%		0.69%
Before waivers and reimbursements (a)	0.74%		1.90%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)	0.48%		0.39%
Before waivers and reimbursements (a)	0.43%		(0.83)%
Portfolio turnover rate	18%		9%

Class IB	Year Ended December 31, 2010		October 29, 2009* to December 31, 2009
Net asset value, beginning of period	$12.68		$11.57

Income (loss) from investment operations:
Net investment income (loss)	0.06	(e)	0.01	(e)
Net realized and unrealized gain (loss) on investments and futures	2.97		1.10

Total from investment operations	3.03		1.11

Less distributions:
Dividends from net investment income	—	#	—
Distributions from net realized gains	(0.48)		—

Total dividends and distributions	(0.48)		—

Net asset value, end of period	$15.23		$12.68

Total return (b)	24.08%		9.59%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$25,972		$89
Ratio of expenses to average net assets:
After waivers and reimbursements (a)	0.93%		0.94	%(c)
Before waivers and reimbursements (a)	0.99	%(c)	2.15	%(c)
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)	0.41%		0.55%
Before waivers and reimbursements (a)	0.39%		(0.20)%
Portfolio turnover rate	18%		9%
*	Commencement of Operations.
#	Per share amount is less than $0.005
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(c)	Reflects overall fund ratios for non-class specific expense.
(e)	Net investment income per share is based on average shares outstanding.

See Notes to Financial Statements.

AXA TACTICAL MANAGER INTERNATIONAL PORTFOLIO-I (Unaudited)

PORTFOLIO ADVISERS

➢	AllianceBernstein L.P.

➢	AXA Equitable Life Insurance Company

➢	BlackRock Investment Management, LLC

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/10
	1 Year	Since Incept.**
Portfolio – Class IA Shares	4.93%	18.08%
Portfolio – Class IB Shares*	4.75	17.84
MSCI EAFE Index	7.75	18.80

*   Date of inception 10/29/09. Returns shown for Class IB shares prior to this period are derived from the historical performance of Class IA shares adjusted to reflect the 12b-1 fees, applicable to Class IB shares; Class IA shares are not subject to any 12b-1 fees.

** Date of inception 5/27/09

    Returns for periods greater than one year are annualized

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IA shares returned 4.93% for the year ended December 31, 2010. The Portfolio’s benchmark, the MSCI EAFE Index, returned 7.75% over the same period.

Investment Objective

The Portfolio seeks to achieve long-term growth of capital with an emphasis on risk-adjusted returns and lower volatility over a full market cycle relative to traditional equity funds and equity market indexes, by investing in a combination of long and short positions on equity securities of foreign companies, including securities included in the Morgan Stanley Capital International (MSCI) EAFE Index, ASX SPI 200 Index, Dow Jones EURO STOXX 50 Index, FTSE 100 Index and the Tokyo Stock Price Index.

The Investment Strategy

The Portfolio is divided into two portions, one of which utilizes a passive investment index style focused on equity securities of foreign companies and second portion which utilizes an actively managed futures and options strategy to tactically manage equity exposure in the Portfolio based on the level of volatility in the market.

Portfolio Highlights

With the U.S. staging a continued healthy rally, results in the rest of the world were mixed in 2010. The broad international market, as represented by the MSCI EAFE Index, gained 7.8%. Among developed markets, Sweden posted the largest annual gain (+33.8%), followed by Denmark (+30.7%), Hong Kong (+23.2%) and Singapore (+22.1%), while Greece experienced the most significant loss (-44.9%), followed by Spain (-22.0%) and Ireland (-18.1%). Emerging markets outpaced the developed world in terms of economic growth and posted respectable gains despite sovereign debt problems in emerging Europe and heightening inflationary pressure in China. The MSCI Emerging Markets Index advanced 18.9% for the year. Standout performers were Thailand (+55.7%), Peru (+53.3%), Chile (+44.2%) and Colombia (+43.4%).

On a sector basis, cyclicals outpaced the more defensive sectors as the global economy expanded over the year. Industrials was the leading sector in the MSCI EAFE Index with a gain of 20.4%, followed by Consumer Discretionary (+19.7%) and Materials (+17.7%), while the Utilities and Financials sectors lost 4.9% and 1.6%, respectively.

The Portfolio was fully equitized throughout most of 2010 and, in the latter half of the year, it performed in line with its benchmark, the MSCI EAFE Index. The full-year performance lag reflects a period in May when the S&P 500 Index rallied as the CBOE Volatility Index (VIX) trended upward. The Portfolio’s use of futures to reduce equity exposure on several highly volatile days in May helped reduce the Portfolio’s risk profile, but detracted from returns when markets rose but volatility remained high.

AXA TACTICAL MANAGER INTERNATIONAL PORTFOLIO-I (Unaudited)

Sector Weightings as of 12/31/10	% of Net Assets
Financials	16.5%
Industrials	8.8
Materials	8.0
Consumer Discretionary	7.3
Consumer Staples	6.9
Health Care	5.7
Energy	5.4
Telecommunication Services	3.7
Utilities	3.5
Information Technology	3.5
Cash and Other	30.7

100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2010 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/10	Ending Account Value 12/31/10	Expenses Paid During Period* 7/1/10 - 12/31/10
Class IA
Actual	$1,000.00	$1,238.80	$3.89
Hypothetical (5% average return before expenses)	1,000.00	1,021.73	3.52
Class IB
Actual	1,000.00	1,237.90	5.30
Hypothetical (5% average return before expenses)	1,000.00	1,020.47	4.79

*   Expenses are equal to the Portfolio’s Class IA and Class IB shares annualized expense ratios of 0.69% and 0.94%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

EQ ADVISORS TRUST

AXA TACTICAL MANAGER INTERNATIONAL PORTFOLIO-I

PORTFOLIO OF INVESTMENTS

December 31, 2010

	Number of Shares	Value (Note 1)

COMMON STOCKS:
Australia (6.1%)
AGL Energy Ltd.	8,118	$126,456
Alumina Ltd.	45,222	114,708
Amcor Ltd.	22,266	153,722
AMP Ltd.	37,712	204,045
Asciano Ltd.*	54,723	89,273
ASX Ltd.	3,139	120,974
Australia & New Zealand Banking Group Ltd.	46,832	1,118,460
AXA Asia Pacific Holdings Ltd.‡	18,507	119,442
Bendigo and Adelaide Bank Ltd.	6,395	65,081
BHP Billiton Ltd.	61,475	2,845,168
Billabong International Ltd.	3,524	29,375
BlueScope Steel Ltd.	34,883	80,276
Boral Ltd.	12,825	63,357
Brambles Ltd.	25,814	187,986
Caltex Australia Ltd.	2,408	35,392
CFS Retail Property Trust (REIT)	39,625	71,330
Coca-Cola Amatil Ltd.	10,282	114,208
Cochlear Ltd.	1,056	86,849
Commonwealth Bank of Australia	28,351	1,472,198
Computershare Ltd.	8,256	91,029
Crown Ltd.	8,903	75,124
CSL Ltd.	10,036	372,510
CSR Ltd.	29,134	50,061
Dexus Property Group (REIT)	91,459	74,368
Fairfax Media Ltd.	38,424	55,020
Fortescue Metals Group Ltd.*	22,523	150,659
Foster’s Group Ltd.	35,177	204,361
Goodman Fielder Ltd.	23,221	31,944
Goodman Group (REIT)	118,481	78,769
GPT Group (REIT)	32,941	99,055
Harvey Norman Holdings Ltd.	9,900	29,770
Incitec Pivot Ltd.	29,643	120,063
Insurance Australia Group Ltd.	37,804	150,024
Leighton Holdings Ltd.	2,531	79,680
Lend Lease Group	10,171	89,777
MacArthur Coal Ltd.	3,477	45,520
Macquarie Group Ltd.	6,275	237,533
MAp Group	7,778	23,787
Metcash Ltd.	13,432	56,464
Mirvac Group (REIT)	60,367	75,636
National Australia Bank Ltd.	39,147	948,937
Newcrest Mining Ltd.	13,977	578,117
OneSteel Ltd.	26,055	69,021
Orica Ltd.	6,560	167,068
Origin Energy Ltd.	16,051	273,507
OZ Minerals Ltd.	57,746	101,588
Paladin Energy Ltd.*	12,828	64,684
Qantas Airways Ltd.*	20,724	53,839
QBE Insurance Group Ltd.	18,893	350,726
QR National Ltd.*	29,910	84,128
Ramsay Health Care Ltd.	2,285	41,600
Rio Tinto Ltd.	7,976	697,252
Santos Ltd.	15,210	204,572
Sims Metal Management Ltd.	3,084	68,039
Sonic Healthcare Ltd.	7,007	83,134
SP AusNet	26,850	23,892

	Number of Shares	Value (Note 1)

Stockland Corp., Ltd. (REIT)	43,207	$159,092
Suncorp Group Ltd.	23,356	205,680
TABCORP Holdings Ltd.	12,397	90,152
Tatts Group Ltd.	23,290	61,458
Telstra Corp., Ltd.	79,164	225,903
Toll Holdings Ltd.	12,778	74,887
Transurban Group	23,024	120,571
Wesfarmers Ltd.	18,381	601,603
Wesfarmers Ltd. (PPS)	2,826	93,361
Westfield Group (REIT)	39,955	391,496
Westfield Retail Trust (REIT)*	39,955	105,026
Westpac Banking Corp.	54,700	1,242,586
Woodside Petroleum Ltd.	11,422	497,204
Woolworths Ltd.	22,491	620,412
WorleyParsons Ltd.	3,563	97,447

		17,686,436

Austria (0.2%)
Erste Group Bank AG	3,421	160,642
Immofinaz AG*	19,416	82,741
OMV AG	2,764	114,869
Raiffeisen Bank International AG	845	46,296
Telekom Austria AG	6,198	87,131
Verbund AG	1,400	52,158
Vienna Insurance Group AG	667	34,668
Voestalpine AG	2,027	96,564

		675,069

Belgium (0.6%)
Ageas	42,842	97,897
Anheuser-Busch InBev N.V.	13,221	756,157
Bekaert S.A.	674	77,367
Belgacom S.A.	2,815	94,512
Cie Nationale a Portefeuille	496	24,259
Colruyt S.A.	1,419	72,151
Delhaize Group S.A.	1,818	134,273
Dexia S.A.*	11,165	38,792
Groupe Bruxelles Lambert S.A.	1,472	123,785
KBC Groep N.V.*	2,937	100,080
Mobistar S.A.	527	34,162
Solvay S.A.	1,087	115,842
UCB S.A.	2,012	69,017
Umicore S.A.	2,074	107,866

		1,846,160

Bermuda (0.1%)
Seadrill Ltd.	5,051	170,702

China (0.0%)
Foxconn International Holdings Ltd.*	43,404	30,322
Yangzijiang Shipbuilding Holdings Ltd.	30,327	45,135

		75,457

Cyprus (0.0%)
Bank of Cyprus Public Co., Ltd.	14,935	51,491

Denmark (0.7%)
A. P. Moller - Maersk A/S, Class A	10	88,095
A. P. Moller - Maersk A/S, Class B	25	226,379

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA TACTICAL MANAGER INTERNATIONAL PORTFOLIO-I

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2010

	Number of Shares	Value (Note 1)

Carlsberg A/S, Class B	1,950	$195,243
Coloplast A/S, Class B	434	58,976
Danske Bank A/S*	8,268	211,960
DSV A/S	3,905	86,318
Novo Nordisk A/S, Class B	7,670	864,896
Novozymes A/S, Class B	834	116,173
Tryg A/S	454	20,958
Vestas Wind Systems A/S*	3,750	118,388
William Demant Holding A/S*	395	29,175

		2,016,561

Finland (0.8%)
Elisa Oyj	2,420	52,615
Fortum Oyj	8,067	242,872
Kesko Oyj, Class B	1,240	57,879
Kone Oyj, Class B	2,814	156,431
Metso Oyj	2,287	127,746
Neste Oil Oyj	2,724	43,499
Nokia Oyj	68,555	709,062
Nokian Renkaat Oyj	2,134	78,278
Orion Oyj, Class B	1,963	42,941
Outokumpu Oyj	2,554	47,371
Pohjola Bank plc	2,666	31,956
Rautaruukki Oyj	1,419	33,203
Sampo Oyj, Class A	7,618	204,108
Sanoma Oyj	1,364	29,564
Stora Enso Oyj, Class R	10,756	110,458
UPM-Kymmene Oyj	9,391	165,900
Wartsila Oyj	1,440	109,876

		2,243,759

France (6.2%)
Accor S.A.	2,713	120,725
Aeroports de Paris S.A.	602	47,519
Air France-KLM*	2,456	44,733
Air Liquide S.A.	5,169	653,710
Alcatel-Lucent*	42,318	123,278
Alstom S.A.	3,742	179,066
Atos Origin S.A.*	747	39,769
AXA S.A.‡	31,317	521,019
bioMerieux S.A.	229	22,590
BNP Paribas S.A.	17,545	1,116,235
Bouygues S.A.	4,189	180,556
Bureau Veritas S.A.	978	74,127
Cap Gemini S.A.	2,679	125,048
Carrefour S.A.	10,949	451,371
Casino Guichard Perrachon S.A.	1,024	99,823
Christian Dior S.A.	1,158	165,421
Cie de Saint-Gobain S.A.	7,291	375,104
Cie Generale de Geophysique-Veritas*	2,519	76,664
Cie Generale des Etablissements Michelin, Class B	3,214	230,634
Cie Generale d’Optique Essilor International S.A.	3,671	236,325
CNP Assurances S.A.	2,728	49,231
Credit Agricole S.A.	17,504	222,304
Danone S.A.	10,666	670,175
Dassault Systemes S.A.	1,126	84,894
Edenred*	3,073	72,746
EDF S.A.	4,706	193,029
Eiffage S.A.	656	28,933

	Number of Shares	Value (Note 1)

Eramet S.A.	92	$31,534
Eurazeo S.A.	614	45,529
Eutelsat Communications S.A.	1,915	70,091
Fonciere des Regions (REIT)	475	45,955
France Telecom S.A.	33,978	708,088
GDF Suez S.A.	22,661	813,069
Gecina S.A. (REIT)	398	43,776
Groupe Eurotunnel S.A. (Registered)	8,996	79,101
Hermes International S.A.	187	39,170
ICADE (REIT)	471	48,054
Iliad S.A.	276	30,022
Imerys S.A.	750	49,996
J.C. Decaux S.A.*	1,141	35,107
Klepierre S.A. (REIT)	1,865	67,277
Lafarge S.A.	3,635	227,912
Lagardere S.C.A.	2,198	90,553
Legrand S.A.	2,834	115,411
L’Oreal S.A.	4,385	486,822
LVMH Moet Hennessy Louis Vuitton S.A.	4,488	738,269
Metropole Television S.A.	1,142	27,622
Natixis S.A.*	16,582	77,555
Neopost S.A.	602	52,450
PagesJaunes Groupe S.A.	2,308	20,972
Pernod-Ricard S.A.	3,615	339,890
Peugeot S.A.*	2,795	106,110
PPR S.A.	1,378	219,129
Publicis Groupe S.A.	2,263	117,938
Renault S.A.*	3,497	203,277
Safran S.A.	3,085	109,246
Sanofi-Aventis S.A.	19,196	1,227,430
Schneider Electric S.A.	4,458	667,209
SCOR SE	3,144	79,825
Societe BIC S.A.	551	47,359
Societe Generale S.A.	11,601	623,507
Societe Television Francaise 1 S.A.	2,220	38,566
Sodexo S.A.	1,727	119,013
Suez Environnement Co. S.A.	4,999	103,209
Technip S.A.	1,789	165,193
Thales S.A.	1,563	54,691
Total S.A.	38,696	2,050,280
Unibail-Rodamco S.A. (REIT)	1,663	328,896
Vallourec S.A.	2,011	211,222
Veolia Environnement S.A.	6,330	184,993
Vinci S.A.	8,022	436,081
Vivendi S.A.	22,581	609,535

		18,191,963

Germany (5.7%)
Adidas AG	3,826	249,959
Allianz SE (Registered)	8,314	988,012
Axel Springer AG	258	42,061
BASF SE	16,807	1,340,814
Bayer AG (Registered)	15,141	1,118,880
Bayerische Motoren Werke (BMW) AG	6,055	476,173
Bayerische Motoren Werke (BMW) AG (Preference)	1,036	53,300
Beiersdorf AG	1,834	101,768
Brenntag AG*	490	49,960

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA TACTICAL MANAGER INTERNATIONAL PORTFOLIO-I

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2010

	Number of Shares	Value (Note 1)

Celesio AG	1,300	$32,312
Commerzbank AG*	13,026	96,676
Continental AG*	966	76,342
Daimler AG (Registered)*	16,512	1,119,357
Deutsche Bank AG (Registered)	17,064	891,583
Deutsche Boerse AG	3,552	245,871
Deutsche Lufthansa AG (Registered)*	4,289	93,737
Deutsche Post AG (Registered)	15,450	262,202
Deutsche Telekom AG (Registered)	51,866	669,174
E.ON AG	33,018	1,011,937
Fraport AG	661	41,656
Fresenius Medical Care AG & Co. KGaA	3,518	203,229
Fresenius SE	506	42,430
Fresenius SE (Preference)	1,453	124,401
GEA Group AG	3,045	88,013
Hannover Rueckversicherung AG (Registered)	1,101	59,049
HeidelbergCement AG	2,543	159,376
Henkel AG & Co. KGaA	2,348	121,160
Henkel AG & Co. KGaA (Preference)	3,262	202,847
Hochtief AG	904	76,757
Infineon Technologies AG*	19,701	183,311
K+S AG	2,615	196,946
Kabel Deutschland Holding AG*	917	42,735
Lanxess AG	1,487	117,436
Linde AG	3,089	468,715
MAN SE	1,926	229,035
Merck KGaA	1,191	95,253
Metro AG	2,365	170,280
Muenchener Rueckversicherungs-Gesellschaft AG (Registered)	3,446	522,425
Porsche Automobil Holding SE (Preference)	1,593	127,000
ProSiebenSat.1 Media AG (Preference)	1,276	38,365
Puma AG Rudolf Dassler Sport	88	29,163
RWE AG	7,659	510,610
RWE AG (Preference)	751	48,161
Salzgitter AG	776	59,906
SAP AG	15,702	799,436
Siemens AG (Registered)	15,063	1,865,929
Suedzucker AG	1,186	31,578
ThyssenKrupp AG	6,082	251,827
TUI AG*	2,365	33,184
United Internet AG (Registered)	2,242	36,446
Volkswagen AG	531	75,144
Volkswagen AG (Preference)	3,113	505,012
Wacker Chemie AG	289	50,437

		16,527,370

Greece (0.2%)
Alpha Bank AE*	8,701	44,183
Coca Cola Hellenic Bottling Co. S.A.	3,363	87,003
EFG Eurobank Ergasias S.A.*	6,850	34,326
Hellenic Telecommunications Organization S.A.	5,071	41,539
National Bank of Greece S.A.*	17,342	140,203

	Number of Shares	Value (Note 1)

OPAP S.A.	4,335	$74,960
Public Power Corp. S.A.	1,914	27,470

		449,684

Hong Kong (1.9%)
AIA Group Ltd.*	143,012	402,019
ASM Pacific Technology Ltd.	3,800	48,033
Bank of East Asia Ltd.	27,600	115,580
BOC Hong Kong Holdings Ltd.	67,500	229,695
Cathay Pacific Airways Ltd.	22,000	60,712
Cheung Kong Holdings Ltd.	25,000	385,640
Cheung Kong Infrastructure Holdings Ltd.	8,000	36,641
CLP Holdings Ltd.	35,000	284,132
Esprit Holdings Ltd.	21,181	100,826
Hang Lung Group Ltd.	15,000	98,613
Hang Lung Properties Ltd.	45,000	210,445
Hang Seng Bank Ltd.	14,000	230,187
Henderson Land Development Co., Ltd.	20,000	136,373
Hong Kong & China Gas Co., Ltd.	78,200	184,312
Hong Kong Exchanges and Clearing Ltd.	18,700	424,147
Hongkong Electric Holdings Ltd.	25,500	160,753
Hopewell Holdings Ltd.	9,500	29,822
Hutchison Whampoa Ltd.	39,000	401,400
Hysan Development Co., Ltd.	12,000	56,505
Kerry Properties Ltd.	14,000	72,947
Li & Fung Ltd.	42,000	243,696
Lifestyle International Holdings Ltd.	10,664	26,259
Link REIT (REIT)	39,500	122,726
Mongolia Energy Corp., Ltd.*	58,648	17,505
MTR Corp.	26,500	96,484
New World Development Ltd.	47,000	88,282
Noble Group Ltd.	56,454	95,457
NWS Holdings Ltd.	24,000	36,435
Orient Overseas International Ltd.	4,000	38,802
PCCW Ltd.	70,000	30,980
Shangri-La Asia Ltd.	24,000	65,150
Sino Land Co., Ltd.	46,000	86,049
SJM Holdings Ltd.	27,000	42,865
Sun Hung Kai Properties Ltd.	26,000	431,839
Swire Pacific Ltd., Class A	14,000	230,187
Wharf Holdings Ltd.	25,000	192,337
Wheelock & Co., Ltd.	16,000	64,739
Wing Hang Bank Ltd.	3,500	48,406
Yue Yuen Industrial Holdings Ltd.	13,500	48,544

		5,675,524

Ireland (0.3%)
Bank of Ireland*	76,607	38,389
CRH plc	13,147	272,309
Elan Corp. plc*	9,321	51,691
Experian plc	18,561	230,929
James Hardie Industries SE (CDI)*	8,332	57,779
Kerry Group plc, Class A	2,752	91,827
Shire plc	10,278	247,257

		990,181

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA TACTICAL MANAGER INTERNATIONAL PORTFOLIO-I

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2010

	Number of Shares	Value (Note 1)

Israel (0.6%)
Bank Hapoalim B.M.*	18,206	$94,763
Bank Leumi Le-Israel B.M.	21,385	109,501
Bezeq Israeli Telecommunication Corp., Ltd.	32,107	97,900
Cellcom Israel Ltd.	871	28,276
Delek Group Ltd.	80	20,606
Elbit Systems Ltd.	440	23,472
Israel Chemicals Ltd.	7,970	136,625
Israel Corp., Ltd.*	42	50,954
Israel Discount Bank Ltd., Class A*	14,588	33,279
Makhteshim-Agan Industries Ltd.*	5,294	27,138
Mizrahi Tefahot Bank Ltd.	2,587	28,433
NICE Systems Ltd.*	1,154	40,651
Partner Communications Co., Ltd.	1,479	30,009
Teva Pharmaceutical Industries Ltd.	17,131	897,947

		1,619,554

Italy (1.7%)
A2A S.p.A.	18,686	25,694
Assicurazioni Generali S.p.A.	21,251	403,532
Atlantia S.p.A.	4,429	90,375
Autogrill S.p.A.*	2,340	33,052
Banca Carige S.p.A.	11,826	24,779
Banca Monte dei Paschi di Siena S.p.A.*	39,981	45,466
Banco Popolare S.c.a.r.l.	12,563	56,911
Enel Green Power S.p.A.*	29,876	63,119
Enel S.p.A.	120,176	600,611
ENI S.p.A.	47,635	1,040,117
Exor S.p.A.	1,236	40,763
Fiat S.p.A.	13,897	286,544
Finmeccanica S.p.A.	7,564	85,967
Intesa Sanpaolo S.p.A. (BATS Europe Exchange)	18,972	45,203
Intesa Sanpaolo S.p.A. (XetraIntlMkt Exchange)	140,521	381,190
Luxottica Group S.p.A.	2,053	62,550
Mediaset S.p.A.	13,224	80,007
Mediobanca S.p.A.	8,917	79,359
Parmalat S.p.A.	32,249	88,343
Pirelli & C. S.p.A.	5,059	40,900
Prysmian S.p.A.	3,155	53,754
Saipem S.p.A.	4,809	236,744
Snam Rete Gas S.p.A.	25,711	127,810
Telecom Italia S.p.A.	171,018	220,990
Telecom Italia S.p.A. (RNC)	109,927	119,279
Terna Rete Elettrica Nazionale S.p.A.	23,893	100,893
UniCredit S.p.A.	246,676	510,272
Unione di Banche Italiane S.c.p.A.	11,216	98,171

		5,042,395

Japan (15.4%)
77 Bank Ltd.	6,000	31,851
ABC-Mart, Inc.	600	21,431
Advantest Corp.	2,800	63,353

	Number of Shares	Value (Note 1)

Aeon Co., Ltd.	10,800	$135,150
Aeon Credit Service Co., Ltd.	1,800	25,451
Aeon Mall Co., Ltd.	1,300	34,906
Air Water, Inc.	3,000	38,318
Aisin Seiki Co., Ltd.	3,500	123,851
Ajinomoto Co., Inc.	12,000	125,040
Alfresa Holdings Corp.	800	35,522
All Nippon Airways Co., Ltd.*	15,000	55,980
Amada Co., Ltd.	6,000	48,848
Aozora Bank Ltd.	11,000	22,761
Asahi Breweries Ltd.	7,000	135,620
Asahi Glass Co., Ltd.	18,000	210,395
Asahi Kasei Corp.	23,000	150,142
Asics Corp.	3,000	38,576
Astellas Pharma, Inc.	8,100	308,776
Bank of Kyoto Ltd.	6,000	56,904
Bank of Yokohama Ltd.	22,000	114,078
Benesse Holdings, Inc.	1,400	64,491
Bridgestone Corp.	11,800	228,035
Brother Industries Ltd.	4,400	65,249
Canon Marketing Japan, Inc.	1,400	19,933
Canon, Inc.	20,700	1,073,371
Casio Computer Co., Ltd.	3,900	31,463
Central Japan Railway Co.	28	234,512
Chiba Bank Ltd.	14,000	91,046
Chiyoda Corp.	3,000	29,856
Chubu Electric Power Co., Inc.	11,800	290,095
Chugai Pharmaceutical Co., Ltd.	4,200	77,078
Chugoku Bank Ltd.	3,000	36,322
Chugoku Electric Power Co., Inc.	5,400	109,743
Chuo Mitsui Trust Holdings, Inc.	20,000	83,015
Citizen Holdings Co., Ltd.	4,400	30,349
Coca-Cola West Co., Ltd.	1,200	21,742
Cosmo Oil Co., Ltd.	11,000	36,039
Credit Saison Co., Ltd.	2,700	44,396
Dai Nippon Printing Co., Ltd.	10,000	136,224
Daicel Chemical Industries Ltd.	5,000	36,519
Daido Steel Co., Ltd.	5,000	29,376
Daihatsu Motor Co., Ltd.	4,000	61,387
Dai-ichi Life Insurance Co., Ltd.	145	235,565
Daiichi Sankyo Co., Ltd.	12,200	267,021
Daikin Industries Ltd.	4,200	148,984
Dainippon Sumitomo Pharma Co., Ltd.	2,900	26,360
Daito Trust Construction Co., Ltd.	1,500	102,722
Daiwa House Industry Co., Ltd.	9,000	110,629
Daiwa Securities Group, Inc.	30,000	154,452
DeNA Co., Ltd.	1,400	50,213
Denki Kagaku Kogyo KK	9,000	42,789
Denso Corp.	8,800	303,702
Dentsu, Inc.	3,081	95,667
Dowa Holdings Co., Ltd.	5,000	32,824
East Japan Railway Co.	6,209	403,788
Eisai Co., Ltd.	4,600	166,572
Electric Power Development Co., Ltd.	2,200	69,016
Elpida Memory, Inc.*	3,700	43,066
FamilyMart Co., Ltd.	1,300	48,996
FANUC Corp.	3,500	537,566
Fast Retailing Co., Ltd.	1,000	159,256

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA TACTICAL MANAGER INTERNATIONAL PORTFOLIO-I

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2010

	Number of Shares	Value (Note 1)

Fuji Electric Holdings Co., Ltd.	10,000	$31,161
Fuji Heavy Industries Ltd.	10,000	77,596
Fuji Media Holdings, Inc.	12	18,978
Fujifilm Holdings Corp.	8,400	303,762
Fujitsu Ltd.	34,000	236,605
Fukuoka Financial Group, Inc.	13,000	56,522
Furukawa Electric Co., Ltd.	12,000	53,948
Gree, Inc.	1,600	20,357
GS Yuasa Corp.	8,000	55,376
Gunma Bank Ltd.	8,000	43,946
Hachijuni Bank Ltd.	8,000	44,735
Hakuhodo DY Holdings, Inc.	470	26,947
Hamamatsu Photonics KK	1,200	43,867
Hankyu Hanshin Holdings, Inc.	21,000	97,512
Hino Motors Ltd.	5,000	27,097
Hirose Electric Co., Ltd.	600	67,619
Hiroshima Bank Ltd.	8,000	33,699
Hisamitsu Pharmaceutical Co., Inc.	1,200	50,548
Hitachi Chemical Co., Ltd.	1,800	37,268
Hitachi Construction Machinery Co., Ltd.	1,800	43,143
Hitachi High-Technologies Corp.	1,300	30,390
Hitachi Ltd.	82,000	437,320
Hitachi Metals Ltd.	3,000	36,027
Hokkaido Electric Power Co., Inc.	3,500	71,561
Hokuhoku Financial Group, Inc.	25,000	50,807
Hokuriku Electric Power Co.	3,200	78,630
Honda Motor Co., Ltd.	29,800	1,180,034
HOYA Corp.	7,900	191,881
Ibiden Co., Ltd.	2,500	78,889
Idemitsu Kosan Co., Ltd.	400	42,468
IHI Corp.	26,000	57,963
INPEX Corp.	39	228,409
Isetan Mitsukoshi Holdings Ltd.	7,000	81,389
Isuzu Motors Ltd.	22,000	99,988
Ito En Ltd.	1,200	19,953
ITOCHU Corp.	27,400	277,409
ITOCHU Techno-Solutions Corp.	600	22,503
Iyo Bank Ltd.	4,000	32,024
J. Front Retailing Co., Ltd.	9,000	49,218
Japan Petroleum Exploration Co.	600	22,835
Japan Prime Realty Investment Corp. (REIT)	13	40,030
Japan Real Estate Investment Corp. (REIT)	9	93,337
Japan Retail Fund Investment Corp. (REIT)	32	61,367
Japan Steel Works Ltd.	6,000	62,668
Japan Tobacco, Inc.	82	303,498
JFE Holdings, Inc.	8,400	292,588
JGC Corp.	4,000	87,055
Joyo Bank Ltd.	12,000	52,765
JS Group Corp.	4,600	101,246
JSR Corp.	3,200	59,712
JTEKT Corp.	4,100	48,378
Jupiter Telecommunications Co., Ltd.	48	50,489
JX Holdings, Inc.	40,790	276,823

	Number of Shares	Value (Note 1)

Kajima Corp.	17,000	$45,227
Kamigumi Co., Ltd.	5,000	42,000
Kaneka Corp.	6,000	41,606
Kansai Electric Power Co., Inc.	13,700	338,155
Kansai Paint Co., Ltd.	4,000	38,724
Kao Corp.	9,900	266,796
Kawasaki Heavy Industries Ltd.	27,000	90,787
Kawasaki Kisen Kaisha Ltd.	12,000	52,765
KDDI Corp.	54	311,935
Keikyu Corp.	9,000	79,480
Keio Corp.	10,000	68,235
Keisei Electric Railway Co., Ltd.	5,000	33,378
Keyence Corp.	800	231,753
Kikkoman Corp.	3,000	33,625
Kinden Corp.	2,000	18,475
Kintetsu Corp.	30,000	93,854
Kirin Holdings Co., Ltd.	15,000	210,432
Kobe Steel Ltd.	45,000	114,177
Koito Manufacturing Co., Ltd.	2,000	31,285
Komatsu Ltd.	17,300	523,539
Konami Corp.	1,800	38,266
Konica Minolta Holdings, Inc.	9,000	93,558
Kubota Corp.	21,000	198,904
Kuraray Co., Ltd.	6,300	90,321
Kurita Water Industries Ltd.	2,000	63,013
Kyocera Corp.	3,000	306,318
Kyowa Hakko Kirin Co., Ltd.	5,000	51,484
Kyushu Electric Power Co., Inc.	6,900	154,674
Lawson, Inc.	1,100	54,397
Mabuchi Motor Co., Ltd.	500	25,773
Makita Corp.	2,100	85,873
Marubeni Corp.	30,000	210,987
Marui Group Co., Ltd.	3,800	30,984
Maruichi Steel Tube Ltd.	1,000	21,246
Matsui Securities Co., Ltd.	3,000	21,357
Mazda Motor Corp.	28,500	81,790
McDonald’s Holdings Co. Japan Ltd.	1,176	29,491
Medipal Holdings Corp.	2,800	30,866
MEIJI Holdings Co., Ltd.	1,311	59,261
Minebea Co., Ltd.	6,000	37,837
Miraca Holdings, Inc.	900	36,248
Mitsubishi Chemical Holdings Corp.	23,000	156,091
Mitsubishi Corp.	24,800	671,393
Mitsubishi Electric Corp.	35,000	367,287
Mitsubishi Estate Co., Ltd.	22,000	408,080
Mitsubishi Gas Chemical Co., Inc.	8,000	56,854
Mitsubishi Heavy Industries Ltd.	55,000	206,614
Mitsubishi Logistics Corp.	2,000	26,654
Mitsubishi Materials Corp.*	19,000	60,611
Mitsubishi Motors Corp.*	71,000	103,190
Mitsubishi Tanabe Pharma Corp.	4,000	67,545
Mitsubishi UFJ Financial Group, Inc.	232,900	1,259,307
Mitsubishi UFJ Lease & Finance Co., Ltd.	1,080	42,833
Mitsui & Co., Ltd.	31,700	523,583
Mitsui Chemicals, Inc.	17,000	60,931

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA TACTICAL MANAGER INTERNATIONAL PORTFOLIO-I

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2010

	Number of Shares	Value (Note 1)

Mitsui Engineering & Shipbuilding Co., Ltd.	13,000	$34,425
Mitsui Fudosan Co., Ltd.	15,000	299,113
Mitsui Mining & Smelting Co., Ltd.	11,000	36,310
Mitsui O.S.K. Lines Ltd.	21,000	143,293
Mitsumi Electric Co., Ltd.	1,500	27,602
Mizuho Financial Group, Inc.	373,835	704,480
Mizuho Securities Co., Ltd.	11,000	31,568
Mizuho Trust & Banking Co., Ltd.*	29,000	30,004
MS&AD Insurance Group Holdings, Inc.	9,780	245,132
Murata Manufacturing Co., Ltd.	3,700	259,305
Nabtesco Corp.	1,600	34,132
Namco Bandai Holdings, Inc.	3,200	34,369
NEC Corp.	47,000	141,249
NGK Insulators Ltd.	5,000	81,599
NGK Spark Plug Co., Ltd.	3,000	46,040
NHK Spring Co., Ltd.	3,000	32,627
Nidec Corp.	2,000	202,242
Nikon Corp.	5,800	117,657
Nintendo Co., Ltd.	1,800	528,316
Nippon Building Fund, Inc. (REIT)	11	112,859
Nippon Electric Glass Co., Ltd.	7,000	101,047
Nippon Express Co., Ltd.	16,000	72,127
Nippon Meat Packers, Inc.	3,000	39,204
Nippon Paper Group, Inc.	1,930	50,633
Nippon Sheet Glass Co., Ltd.	16,000	43,158
Nippon Steel Corp.	93,000	334,475
Nippon Telegraph & Telephone Corp.	9,524	431,096
Nippon Yusen KK	27,000	119,719
Nishi-Nippon City Bank Ltd.	11,000	33,465
Nissan Chemical Industries Ltd.	2,900	37,612
Nissan Motor Co., Ltd.	45,400	432,248
Nisshin Seifun Group, Inc.	4,000	50,794
Nisshin Steel Co., Ltd.	14,000	31,211
Nisshinbo Holdings, Inc.	3,000	32,886
Nissin Food Holdings Co., Ltd.	1,300	46,594
Nitori Holdings Co., Ltd.	700	61,214
Nitto Denko Corp.	3,000	141,335
NKSJ Holdings, Inc.*	25,700	189,292
NOK Corp.	1,800	37,512
Nomura Holdings, Inc.	64,300	407,864
Nomura Real Estate Holdings, Inc.	1,800	32,790
Nomura Real Estate Office Fund, Inc. (REIT)	5	36,088
Nomura Research Institute Ltd.	2,100	46,764
NSK Ltd.	8,000	72,324
NTN Corp.	9,000	47,777
NTT Data Corp.	24	83,094
NTT DoCoMo, Inc.	280	489,026
NTT Urban Development Corp.	27	26,604
Obayashi Corp.	12,000	55,278
Obic Co., Ltd.	140	28,831
Odakyu Electric Railway Co., Ltd.	11,000	102,426
OJI Paper Co., Ltd.	16,000	77,448

	Number of Shares	Value (Note 1)

Olympus Corp.	3,900	$118,071
Omron Corp.	3,800	100,675
Ono Pharmaceutical Co., Ltd.	1,500	70,021
Oracle Corp. Japan	800	39,315
Oriental Land Co., Ltd.	900	83,360
ORIX Corp.	1,890	185,997
Osaka Gas Co., Ltd.	35,000	135,793
Otsuka Corp.	300	20,470
Otsuka Holdings Co., Ltd.*	4,600	113,314
Panasonic Corp.	35,900	509,825
Rakuten, Inc.	131	109,718
Resona Holdings, Inc.	11,805	70,810
Ricoh Co., Ltd.	12,000	175,884
Rinnai Corp.	700	42,764
Rohm Co., Ltd.	1,800	117,502
Sankyo Co., Ltd.	1,000	56,472
Santen Pharmaceutical Co., Ltd.	1,400	48,627
Sapporo Hokuyo Holdings, Inc.	5,675	26,561
Sapporo Holdings Ltd.	5,000	22,663
SBI Holdings, Inc.	354	53,717
Secom Co., Ltd.	3,800	179,961
Sega Sammy Holdings, Inc.	3,500	66,603
Seiko Epson Corp.	2,800	51,041
Sekisui Chemical Co., Ltd.	8,000	57,445
Sekisui House Ltd.	10,000	101,121
Senshu Ikeda Holdings, Inc.	14,145	20,210
Seven & I Holdings Co., Ltd.	13,700	366,166
Seven Bank Ltd.	13	27,524
Sharp Corp.	18,000	185,565
Shikoku Electric Power Co., Inc.	3,200	94,120
Shimadzu Corp.	5,000	38,859
Shimamura Co., Ltd.	400	37,098
Shimano, Inc.	1,300	66,129
Shimizu Corp.	10,000	42,739
Shin-Etsu Chemical Co., Ltd.	7,500	406,454
Shinko Electric Industries Co., Ltd.	1,700	19,054
Shinsei Bank Ltd.*	20,000	26,112
Shionogi & Co., Ltd.	5,400	106,617
Shiseido Co., Ltd.	6,100	133,285
Shizuoka Bank Ltd.	11,000	101,478
Showa Denko KK	26,000	58,603
Showa Shell Sekiyu KK	3,400	31,157
SMC Corp.	1,000	171,326
Softbank Corp.	14,800	512,413
Sojitz Corp.	25,300	55,467
Sony Corp.	18,400	663,343
Sony Financial Holdings, Inc.	17	68,783
Square Enix Holdings Co., Ltd.	1,200	21,283
Stanley Electric Co., Ltd.	2,800	52,317
Sumco Corp.*	1,900	27,146
Sumitomo Chemical Co., Ltd.	28,000	137,948
Sumitomo Corp.	20,500	290,116
Sumitomo Electric Industries Ltd.	13,700	190,339
Sumitomo Heavy Industries Ltd.	10,000	64,294
Sumitomo Metal Industries Ltd.	61,000	150,265
Sumitomo Metal Mining Co., Ltd.	10,000	174,775
Sumitomo Mitsui Financial Group, Inc.	24,597	876,149
Sumitomo Realty & Development Co., Ltd.	6,000	143,293

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA TACTICAL MANAGER INTERNATIONAL PORTFOLIO-I

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2010

	Number of Shares	Value (Note 1)

Sumitomo Rubber Industries Ltd.	2,900	$30,289
Sumitomo Trust & Banking Co., Ltd.	26,000	163,961
Suruga Bank Ltd.	4,000	37,246
Suzuken Co., Ltd.	1,300	39,709
Suzuki Motor Corp.	6,100	150,265
Sysmex Corp.	700	48,540
T&D Holdings, Inc.	4,900	124,326
Taisei Corp.	20,000	46,804
Taisho Pharmaceutical Co., Ltd.	2,000	43,774
Taiyo Nippon Sanso Corp.	5,000	44,156
Takashimaya Co., Ltd.	5,000	42,862
Takeda Pharmaceutical Co., Ltd.	13,700	674,116
TDK Corp.	2,200	153,098
Teijin Ltd.	18,000	76,931
Terumo Corp.	3,100	174,492
THK Co., Ltd.	2,400	55,189
Tobu Railway Co., Ltd.	15,000	84,247
Toho Co., Ltd.	2,000	32,122
Toho Gas Co., Ltd.	7,000	35,004
Tohoku Electric Power Co., Inc.	7,800	173,888
Tokio Marine Holdings, Inc.	13,200	394,586
Tokuyama Corp.	6,000	31,038
Tokyo Electric Power Co., Inc.	26,000	635,029
Tokyo Electron Ltd.	3,100	196,256
Tokyo Gas Co., Ltd.	46,000	203,966
Tokyo Steel Manufacturing Co., Ltd.	1,900	20,734
Tokyo Tatemono Co., Ltd.	7,000	32,418
Tokyu Corp.	21,000	96,219
Tokyu Land Corp.	8,000	40,202
TonenGeneral Sekiyu KK	5,000	54,687
Toppan Printing Co., Ltd.	10,000	91,391
Toray Industries, Inc.	26,000	155,315
Toshiba Corp.	74,000	402,857
Tosoh Corp.	10,000	32,516
TOTO Ltd.	5,000	36,273
Toyo Seikan Kaisha Ltd.	2,900	55,185
Toyo Suisan Kaisha Ltd.	2,000	44,513
Toyoda Gosei Co., Ltd.	1,100	25,837
Toyota Boshoku Corp.	1,300	22,945
Toyota Industries Corp.	3,200	99,362
Toyota Motor Corp.	50,500	2,002,833
Toyota Tsusho Corp.	3,800	66,929
Trend Micro, Inc.	1,800	59,438
Tsumura & Co.	1,000	32,381
Ube Industries Ltd.	19,000	57,101
Unicharm Corp.	2,400	95,480
UNY Co., Ltd.	3,300	33,370
Ushio, Inc.	1,800	34,319
USS Co., Ltd.	440	35,985
West Japan Railway Co.	32	119,621
Yahoo! Japan Corp.	265	102,814
Yakult Honsha Co., Ltd.	1,800	51,856
Yamada Denki Co., Ltd.	1,510	103,035
Yamaguchi Financial Group, Inc.	4,000	40,498
Yamaha Corp.	2,600	32,280
Yamaha Motor Co., Ltd.*	5,000	81,476
Yamato Holdings Co., Ltd.	7,300	103,939
Yamato Kogyo Co., Ltd.	900	27,214
Yamazaki Baking Co., Ltd.	2,000	24,116

	Number of Shares	Value (Note 1)

Yaskawa Electric Corp.	4,000	$37,837
Yokogawa Electric Corp.	3,800	30,235

		44,924,091

Luxembourg (0.4%)
ArcelorMittal S.A.	15,674	594,424
Millicom International Cellular S.A. (SDR)	1,370	131,589
SES S.A. (FDR)	5,456	129,887
Tenaris S.A.	8,575	210,268

		1,066,168

Macau (0.1%)
Sands China Ltd.*	44,000	96,686
Wynn Macau Ltd.	28,800	64,471

		161,157

Mauritius (0.0%)
Essar Energy plc*	5,642	51,019

Mexico (0.0%)
Fresnillo plc	3,488	90,708

Netherlands (3.1%)
Aegon N.V.*	28,427	173,829
Akzo Nobel N.V.	4,216	261,889
ASML Holding N.V.	7,905	305,284
Corio N.V. (REIT)	1,136	72,889
Delta Lloyd N.V.	1,356	27,334
European Aeronautic Defence and Space Co. N.V.*	7,408	172,644
Fugro N.V. (CVA)	1,246	102,399
Heineken Holding N.V.	2,156	93,707
Heineken N.V.	4,724	231,612
ING Groep N.V. (CVA)*	70,182	682,749
Koninklijke (Royal) KPN N.V.	28,734	419,298
Koninklijke Ahold N.V.	21,723	286,685
Koninklijke Boskalis Westminster N.V.	1,246	59,442
Koninklijke DSM N.V.	2,806	159,754
Koninklijke Philips Electronics N.V.	18,040	552,529
Koninklijke Vopak N.V.	1,235	58,339
QIAGEN N.V.*	4,267	83,420
Randstad Holding N.V.*	2,044	107,890
Reed Elsevier N.V.	12,602	155,888
Royal Dutch Shell plc, Class A	64,928	2,164,787
Royal Dutch Shell plc, Class B	49,357	1,627,545
SBM Offshore N.V.	2,968	66,492
TNT N.V.	6,836	180,415
Unilever N.V. (CVA)	29,843	929,186
Wolters Kluwer N.V.	5,450	119,439

		9,095,445

New Zealand (0.1%)
Auckland International Airport Ltd.	18,692	31,751
Contact Energy Ltd.*	5,738	27,855
Fletcher Building Ltd.	11,866	70,824
Sky City Entertainment Group Ltd.	10,983	27,728
Telecom Corp. of New Zealand Ltd.	34,702	58,676

		216,834

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA TACTICAL MANAGER INTERNATIONAL PORTFOLIO-I

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2010

	Number of Shares	Value (Note 1)

Norway (0.5%)
Aker Solutions ASA	3,257	$55,399
DnB NOR ASA	17,844	250,456
Norsk Hydro ASA	16,377	119,592
Orkla ASA	13,934	135,399
Renewable Energy Corp. ASA*	8,479	25,851
Statoil ASA	20,406	484,704
Telenor ASA	15,117	245,600
Yara International ASA	3,449	199,491

		1,516,492

Portugal (0.2%)
Banco Comercial Portugues S.A. (Registered)	56,142	43,663
Banco Espirito Santo S.A. (Registered)	10,757	41,399
Brisa Auto-Estradas de Portugal S.A.	3,495	24,375
Cimpor Cimentos de Portugal SGPS S.A.	3,717	25,183
EDP-Energias de Portugal S.A.	34,046	113,330
Galp Energia SGPS S.A., Class B	4,352	83,395
Jeronimo Martins SGPS S.A.	4,074	62,062
Portugal Telecom SGPS S.A. (Registered)	10,517	117,771

		511,178

Singapore (1.1%)
Ascendas Real Estate Investment Trust (REIT)	30,000	48,389
CapitaLand Ltd.	47,000	135,871
CapitaMall Trust (REIT)	38,000	57,740
CapitaMalls Asia Ltd.	22,032	33,305
City Developments Ltd.	10,000	97,869
ComfortDelGro Corp., Ltd.	39,000	47,103
Cosco Corp. (Singapore) Ltd.	18,000	30,015
DBS Group Holdings Ltd.	31,000	345,907
Fraser and Neave Ltd.	18,000	89,905
Genting Singapore plc*	109,941	187,611
Global Logistic Properties Ltd.*	32,000	53,859
Golden Agri-Resources Ltd.	120,609	75,184
Jardine Cycle & Carriage Ltd.	2,000	57,038
Keppel Corp., Ltd.	23,000	202,875
Keppel Land Ltd.	14,000	52,363
Neptune Orient Lines Ltd.*	16,000	27,179
Olam International Ltd.	22,000	53,828
Oversea-Chinese Banking Corp., Ltd.	45,000	346,437
SembCorp Industries Ltd.	20,000	80,103
SembCorp Marine Ltd.	16,000	66,950
Singapore Airlines Ltd.	10,000	119,219
Singapore Exchange Ltd.	16,000	104,975
Singapore Press Holdings Ltd.	25,000	77,531
Singapore Technologies Engineering Ltd.	31,000	82,612
Singapore Telecommunications Ltd.	145,000	344,606
StarHub Ltd.	11,890	24,367
United Overseas Bank Ltd.	22,000	311,996
UOL Group Ltd.	8,000	29,610
Wilmar International Ltd.	35,000	153,544

		3,337,991

	Number of Shares	Value (Note 1)

Spain (2.3%)
Abertis Infraestructuras S.A.	5,499	$98,872
Acciona S.A.	538	38,103
Acerinox S.A.	1,670	29,290
ACS Actividades de Construccion y Servicios S.A.	2,548	119,427
Amadeus IT Holding S.A., Class A*	3,561	74,614
Banco Bilbao Vizcaya Argentaria S.A.	78,397	792,000
Banco de Sabadell S.A.	18,554	73,142
Banco de Valencia S.A.	4,216	18,479
Banco Popular Espanol S.A.	16,062	82,420
Banco Santander S.A.	150,603	1,595,516
Bankinter S.A.	4,593	25,508
Criteria Caixacorp S.A.	15,664	83,351
EDP Renovaveis S.A.*	4,215	24,428
Enagas S.A.	3,538	70,516
Ferrovial S.A.	8,142	80,894
Fomento de Construcciones y Contratas S.A.	811	21,306
Gas Natural SDG S.A.	5,802	89,084
Gestevision Telecinco S.A.	2,889	31,773
Grifols S.A.	2,563	34,934
Iberdrola Renovables S.A.	15,280	54,232
Iberdrola S.A.	73,694	568,017
Iberia Lineas Aereas de Espana S.A.*	10,110	43,164
Inditex S.A.	3,975	297,620
Indra Sistemas S.A.	1,534	26,208
Mapfre S.A.	14,872	41,297
Red Electrica Corporacion S.A.	1,997	93,934
Repsol YPF S.A.	13,360	372,234
Telefonica S.A.	75,176	1,704,265
Zardoya Otis S.A.	2,878	40,536

		6,625,164

Sweden (2.2%)
Alfa Laval AB	6,120	128,940
Assa Abloy AB, Class B	5,689	160,292
Atlas Copco AB, Class A	12,243	308,912
Atlas Copco AB, Class B	7,098	160,521
Boliden AB	5,042	102,479
CDON Group AB*	988	4,569
Electrolux AB, Class B	4,317	122,597
Getinge AB, Class B	3,791	79,420
Hennes & Mauritz AB, Class B	18,689	622,443
Hexagon AB, Class B	4,648	99,655
Holmen AB, Class B	914	30,088
Husqvarna AB, Class B	7,318	61,095
Industrivarden AB, Class C	1,965	34,475
Investor AB, Class B	8,286	177,285
Kinnevik Investment AB, Class B	4,068	82,864
Modern Times Group AB, Class B	988	65,371
Nordea Bank AB	59,166	643,505
Ratos AB, Class B	1,780	65,900
Sandvik AB	18,403	358,721
Scania AB, Class B	5,747	132,190
Securitas AB, Class B	6,343	74,175
Skandinaviska Enskilda Banken AB, Class A	25,858	215,687

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA TACTICAL MANAGER INTERNATIONAL PORTFOLIO-I

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2010

	Number of Shares	Value (Note 1)

Skanska AB, Class B	7,237	$143,435
SKF AB, Class B	7,115	202,692
SSAB AB, Class A	3,250	54,604
Svenska Cellulosa AB, Class B	10,381	163,919
Svenska Handelsbanken AB, Class A	8,932	285,398
Swedbank AB, Class A*	13,084	182,477
Swedish Match AB	4,211	121,904
Tele2 AB, Class B	5,709	118,498
Telefonaktiebolaget LM Ericsson, Class B	55,103	640,280
TeliaSonera AB	40,969	324,675
Volvo AB, Class B*	25,149	443,103

		6,412,169

Switzerland (5.8%)
ABB Ltd. (Registered)*	40,193	895,423
Actelion Ltd. (Registered)*	1,860	101,852
Adecco S.A. (Registered)	2,228	145,952
Aryzta AG*	1,605	74,070
Baloise Holding AG (Registered)	981	95,477
Cie Financiere Richemont S.A., Class A	9,553	561,941
Credit Suisse Group AG (Registered)	20,633	831,278
GAM Holding Ltd.*	3,863	63,832
Geberit AG (Registered)	712	164,636
Givaudan S.A. (Registered)	151	162,951
Holcim Ltd. (Registered)	4,461	337,080
Julius Baer Group Ltd.	3,755	175,903
Kuehne + Nagel International AG (Registered)	988	137,369
Lindt & Spruengli AG	15	45,337
Lindt & Spruengli AG (Registered)	2	64,385
Logitech International S.A. (Registered)*	3,287	62,576
Lonza Group AG (Registered)	886	71,022
Nestle S.A. (Registered)	63,439	3,714,744
Novartis AG (Registered)	38,623	2,269,876
Pargesa Holding S.A.	451	38,299
Roche Holding AG	12,860	1,884,299
Schindler Holding AG	891	105,395
Schindler Holding AG (Registered)	420	50,265
SGS S.A. (Registered)	100	167,807
Sika AG	40	87,743
Sonova Holding AG (Registered)	838	108,178
STMicroelectronics N.V.	11,685	120,842
Straumann Holding AG (Registered)	131	29,983
Swatch Group AG	563	250,972
Swatch Group AG (Registered)	808	65,159
Swiss Life Holding AG (Registered)*	604	87,338
Swiss Reinsurance Co., Ltd. (Registered)	6,423	345,537
Swisscom AG (Registered)	424	186,424
Syngenta AG (Registered)	1,728	505,463
Transocean Ltd.*	5,861	401,494
UBS AG (Registered)*	66,548	1,092,526

	Number of Shares	Value (Note 1)

Xstrata plc	37,688	$884,622
Zurich Financial Services AG	2,660	689,040

		17,077,090

United Kingdom (13.0%)
3i Group plc	18,006	92,220
Admiral Group plc	3,744	88,435
Aggreko plc	4,742	109,568
AMEC plc	6,044	108,367
Anglo American plc	24,139	1,255,319
Antofagasta plc	7,166	180,101
ARM Holdings plc	23,959	158,122
Associated British Foods plc	6,500	119,684
AstraZeneca plc	26,227	1,194,821
Autonomy Corp. plc*	4,082	95,782
Aviva plc	51,117	313,207
Babcock International Group plc	7,271	64,730
BAE Systems plc	62,119	319,604
Balfour Beatty plc	12,535	61,151
Barclays plc	209,642	855,210
BG Group plc	61,921	1,251,172
BHP Billiton plc	40,388	1,606,337
BP plc	344,147	2,497,953
British Airways plc*	11,888	50,507
British American Tobacco plc	36,568	1,404,519
British Land Co. plc (REIT)	15,881	129,867
British Sky Broadcasting Group plc	20,749	238,094
BT Group plc, Class A	142,032	400,367
Bunzl plc	6,271	70,297
Burberry Group plc	7,939	139,125
Cable & Wireless Worldwide plc	47,079	48,224
Cairn Energy plc*	25,508	167,032
Capita Group plc	11,286	122,556
Capital Shopping Centres Group plc (REIT)	10,393	67,667
Carnival plc	3,247	150,961
Centrica plc	94,272	487,384
Cobham plc	21,727	68,935
Compass Group plc	34,351	311,164
Diageo plc	45,966	849,237
Eurasian Natural Resources Corp.	4,955	80,962
Firstgroup plc	8,790	54,585
G4S plc	25,880	102,730
GlaxoSmithKline plc	95,064	1,837,857
Hammerson plc (REIT)	13,245	86,153
Home Retail Group plc	15,525	45,627
HSBC Holdings plc	322,477	3,273,561
ICAP plc	10,479	87,407
Imperial Tobacco Group plc	18,626	571,503
Inmarsat plc	8,087	84,918
Intercontinental Hotels Group plc	5,292	102,557
International Power plc	27,649	188,639
Intertek Group plc	2,960	81,915
Invensys plc	15,149	83,658
Investec plc	9,109	74,844
ITV plc*	72,824	79,535
J Sainsbury plc	21,854	128,215
Johnson Matthey plc	3,878	123,221

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA TACTICAL MANAGER INTERNATIONAL PORTFOLIO-I

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2010

	Number of Shares	Value (Note 1)

Kazakhmys plc	3,954	$99,498
Kingfisher plc	43,215	177,470
Land Securities Group plc (REIT)	13,899	146,055
Legal & General Group plc	106,763	161,044
Lloyds Banking Group plc*	749,038	767,261
London Stock Exchange Group plc	2,943	38,451
Lonmin plc*	3,037	93,090
Man Group plc	32,424	149,635
Marks & Spencer Group plc	28,744	165,367
National Grid plc	63,927	551,167
Next plc	3,435	105,771
Old Mutual plc	99,544	191,050
Pearson plc	14,874	233,756
Petrofac Ltd.	4,726	116,935
Prudential plc	46,394	483,184
Randgold Resources Ltd.	1,659	136,440
Reckitt Benckiser Group plc	11,272	619,490
Reed Elsevier plc	22,225	187,635
Resolution Ltd.	26,816	97,874
Rexam plc	16,416	85,152
Rio Tinto plc	26,532	1,855,887
Rolls-Royce Group plc*	33,873	329,015
Rolls-Royce Group plc, Class C*†	1,981,376	3,089
Royal Bank of Scotland Group plc*	317,538	193,425
RSA Insurance Group plc	64,923	126,729
SABMiller plc	17,382	611,518
Sage Group plc	24,301	103,585
Schroders plc	2,134	61,718
Scottish & Southern Energy plc	16,864	322,085
Segro plc (REIT)	12,699	56,704
Serco Group plc	9,316	80,684
Severn Trent plc	4,389	101,138
Smith & Nephew plc	16,161	170,455
Smiths Group plc	7,141	138,613
Standard Chartered plc	42,710	1,148,996
Standard Life plc	41,010	138,108
Tesco plc	146,823	972,875
Thomas Cook Group plc	16,396	48,493
TUI Travel plc	11,801	45,298
Tullow Oil plc	16,224	318,968
Unilever plc	23,509	719,496

	Number of Shares	Value (Note 1)

United Utilities Group plc	12,392	$114,377
Vedanta Resources plc	2,195	86,137
Vodafone Group plc	965,738	2,496,421
Weir Group plc	3,780	104,903
Whitbread plc	3,235	90,282
WM Morrison Supermarkets plc	38,679	161,375
Wolseley plc*	5,175	165,078
WPP plc	22,916	282,075

		37,819,458

United States (0.0%)
Synthes, Inc.	1,076	145,346

Total Common Stocks (69.3%) (Cost $183,451,544)		202,312,616

	Number of Shares	Value (Note 1)
SHORT-TERM INVESTMENT:
Short-Term Investment (5.0%)
BlackRock Liquidity Funds TempFund 0.17% ‡ (Cost $14,570,690)	14,570,690	14,570,690

Total Investments (74.3%) (Cost $198,022,234)		216,883,306
Other Assets Less Liabilities (25.7%)		75,008,509

Net Assets (100%)		$291,891,815

*	Non-income producing.
†	Securities (totaling $3,089 or 0.0% of net assets) at fair value by management.
‡	Affiliated company as defined under the Investment Company Act of 1940.

Glossary:

CDI	— Chess Depositary Interest
CVA	— Dutch Certification
FDR	— Finnish Depositary Receipt
PPS	— Price Protected Share
REIT	— Real Estate Investment Trust
RNC	— Risparmio Non-Convertible Savings Shares
SDR	— Swedish Certification

Investments in companies which were affiliates for the year ended December 31, 2010, were as follows:

Securities	Market Value December 31, 2009	Purchases at Cost	Sales at Cost	Market Value December 31, 2010	Dividend Income	Realized Gain (Loss)
AXA Asia Pacific Holdings Ltd.	$—	$94,825	$—	$119,442	$1,133	$—
AXA S.A.	159,308	429,890	—	521,019	5,750	—
BlackRock Liquidity Funds TempFund	15,480,657	208,316,068	209,226,035	14,570,690	30,546	122

	$15,639,965	$208,840,783	$209,226,035	$15,211,151	$37,429	$122

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA TACTICAL MANAGER INTERNATIONAL PORTFOLIO-I

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2010

At December 31, 2010, the Portfolio had the following futures contracts open: (Note 1)

Purchases	Number of Contracts	Expiration Date	Original Value	Value at 12/31/2010	Unrealized Appreciation/ (Depreciation)
DJ EURO Stoxx 50 Index	868	March-11	$33,034,489	$32,407,841	$(626,648)
E-Mini MSCI EAFE Index	96	March-11	7,882,049	7,972,800	90,751
FTSE 100 Index	220	March-11	20,034,127	20,213,108	178,981
SPI 200 Index	66	March-11	8,053,892	7,982,442	(71,450)
TOPIX Index	183	March-11	19,920,146	20,195,591	275,445

					$(152,921)

At December 31, 2010, the Portfolio had outstanding foreign currency contracts to buy/sell foreign currencies as follows: (Note 1)

Foreign Currency Buy Contracts	Counterparty	Local Contract Buy Amount (000’s)	U.S. $ Current Buy Value	U.S. $ Current Sell Value	Unrealized Appreciation/ (Depreciation)
Australian Dollar vs. U.S. Dollar, expiring 3/18/11	Deutsche Bank AG	150	$152,018	$147,565	$4,453
Australian Dollar vs. U.S. Dollar, expiring 3/18/11	Deutsche Bank AG	120	121,209	119,809	1,400
British Pound vs. U.S. Dollar, expiring 3/18/11	Credit Suisse First Boston	3,400	5,297,971	5,307,740	(9,769)
British Pound vs. U.S. Dollar, expiring 3/18/11	Deutsche Bank AG	175	273,328	271,985	1,343
British Pound vs. U.S. Dollar, expiring 3/18/11	Deutsche Bank AG	293	456,521	456,985	(464)
British Pound vs. U.S. Dollar, expiring 3/18/11	Deutsche Bank AG	300	467,468	462,420	5,048
British Pound vs. U.S. Dollar, expiring 3/18/11	Deutsche Bank AG	238	371,139	366,327	4,812
British Pound vs. U.S. Dollar, expiring 3/18/11	Deutsche Bank AG	150	233,734	232,442	1,292
British Pound vs. U.S. Dollar, expiring 3/18/11	HSBC Bank plc	100	155,823	155,050	773
European Union Euro vs. U.S. Dollar, expiring 3/18/11	Deutsche Bank AG	256	341,966	338,083	3,883
European Union Euro vs. U.S. Dollar, expiring 3/18/11	Deutsche Bank AG	313	417,958	411,999	5,959
European Union Euro vs. U.S. Dollar, expiring 3/18/11	Deutsche Bank AG	423	565,534	560,213	5,321
European Union Euro vs. U.S. Dollar, expiring 3/18/11	Deutsche Bank AG	488	652,295	639,926	12,369
European Union Euro vs. U.S. Dollar, expiring 3/18/11	Deutsche Bank AG	735	981,649	964,404	17,245
European Union Euro vs. U.S. Dollar, expiring 3/18/11	HSBC Bank plc	340	454,245	445,842	8,403
Japanese Yen vs. U.S. Dollar, expiring 3/18/11	Deutsche Bank AG	18,040	222,367	214,471	7,896
Japanese Yen vs. U.S. Dollar, expiring 3/18/11	Deutsche Bank AG	9,030	111,307	107,833	3,474
Japanese Yen vs. U.S. Dollar, expiring 3/18/11	Deutsche Bank AG	9,020	111,183	107,727	3,456
Japanese Yen vs. U.S. Dollar, expiring 3/18/11	Deutsche Bank AG	36,220	446,460	436,917	9,543
Japanese Yen vs. U.S. Dollar, expiring 3/18/11	Deutsche Bank AG	27,150	334,660	330,607	4,053
Japanese Yen vs. U.S. Dollar, expiring 3/18/11	Deutsche Bank AG	12,000	147,916	147,094	822

					$91,312

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2010:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with rules under the Investment Company Act of 1940. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA TACTICAL MANAGER INTERNATIONAL PORTFOLIO-I

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2010

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Common Stocks
Consumer Discretionary	$–	$21,322,038	$–	$21,322,038
Consumer Staples	–	20,267,654	–	20,267,654
Energy	–	15,860,960	–	15,860,960
Financials	–	48,073,924	–	48,073,924
Health Care	–	16,547,988	–	16,547,988
Industrials	–	25,778,129	3,089	25,781,218
Information Technology	–	10,165,321	–	10,165,321
Materials	–	23,216,980	–	23,216,980
Telecommunication Services	–	10,920,749	–	10,920,749
Utilities	–	10,155,784	–	10,155,784
Forward Currency Contracts	–	101,545	–	101,545
Futures	545,177	–	–	545,177
Short-Term Investments	–	14,570,690	–	14,570,690

Total Assets	$545,177	$216,981,762	$3,089	$217,530,028

Liabilities:
Forward Currency Contracts	$–	$(10,233)	$–	$(10,233)
Futures	(698,098)	–	–	(698,098)

Total Liabilities	$(698,098)	$(10,233)	$–	$(708,331)

Total	$(152,921)	$216,971,529	$3,089	$216,821,697

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Investments in Securities-Industrials
Balance as of 12/31/09	$439
Total gains or losses (realized/unrealized) included in earnings	3,085
Purchases, sales, issuances, and settlements (net)	(435)
Transfers into Level 3	—
Transfers out of Level 3	—
Balance as of 12/31/10	$3,089
The amount of total gains or losses for the year included in earnings attributable to the change in unrealized gains or losses relating to assets and liabilities still held at year ending 12/31/10.	$3,089

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA TACTICAL MANAGER INTERNATIONAL PORTFOLIO-I

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2010

Fair Values of Derivative Instruments as of December 31, 2010:

Statement of Assets and Liabilities
Derivatives Not Accounted for as Hedging Instruments^	Asset Derivatives	Fair Value
Interest rate contracts	Receivables, Net Assets - Unrealized appreciation	$—	*
Foreign exchange contracts	Receivables	101,545
Credit contracts	Receivables	—
Equity contracts	Receivables, Net Assets - Unrealized appreciation	545,177	*
Commodity contracts	Receivables	—
Other contracts	Receivables	—

Total		$646,722

	Liability Derivatives
Interest rate contracts	Payables, Net Assets - Unrealized depreciation	$—	*
Foreign exchange contracts	Payables	(10,233)
Credit contracts	Payables	—
Equity contracts	Payables, Net Assets - Unrealized depreciation	(698,098	)*
Commodity contracts	Payables	—
Other contracts	Payables	—

Total		$(708,331)

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets & Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2010:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Options	Futures	Forward Currency Contracts	Swaps	Total
Interest rate contracts	$—	$—	$—	$—	$—
Foreign exchange contracts	—	—	214,269	—	214,269
Credit contracts	—	—	—	—	—
Equity contracts	—	3,065,683	—	—	3,065,683
Commodity contracts	—	—	—	—	—
Other contracts	—	—	—	—	—

Total	$—	$3,065,683	$214,269	$—	$3,279,952

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Options	Futures	Forward Currency Contracts	Swaps	Total
Interest rate contracts	$—	$—	$—	$—	$—
Foreign exchange contracts	—	—	495,243	—	495,243
Credit contracts	—	—	—	—	—
Equity contracts	—	(451,438)	—	—	(451,438)
Commodity contracts	—	—	—	—	—
Other contracts	—	—	—	—	—

Total	$—	$(451,438)	$495,243	$—	$43,805

The Portfolio held forward foreign currency contracts with an average settlement value of approximately $17,554,000 and futures contracts with an average notional balance of approximately $57,878,000 during the year ended December 31, 2010.

^ This Portfolio held forward foreign currency and futures contracts as a substitute for investing in conventional securities and hedging and in an attempt to enhance returns.

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA TACTICAL MANAGER INTERNATIONAL PORTFOLIO-I

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2010

Investment security transactions for the year ended December 31, 2010 were as follows:

Cost of Purchases:
Stocks	$146,876,116
Net Proceeds of Sales and Redemptions:
Stocks	$2,776,722

As of December 31, 2010, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$21,239,740
Aggregate gross unrealized depreciation	(2,857,585)

Net unrealized appreciation	$18,382,155

Federal income tax cost of investments	$198,501,151

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA TACTICAL MANAGER INTERNATIONAL PORTFOLIO-I

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2010

ASSETS
Investments at value:
Affiliated Issuers (Cost $15,267,270)	$15,211,151
Unaffiliated Issuers (Cost $182,754,964)	201,672,155
Foreign cash (Cost $68,437,520)	69,541,346
Cash held as collateral at broker	5,898,100
Receivable from Separate Accounts for Trust shares sold	485,325
Dividends, interest and other receivables	270,152
Unrealized appreciation of forward foreign currency contracts	101,545
Receivable from investment sub-advisor	1,874
Other assets	66

Total assets	293,181,714

LIABILITIES
Overdraft payable	27,720
Variation margin payable on futures contracts	955,324
Payable for securities purchased	116,857
Investment management fees payable	94,859
Administrative fees payable	40,776
Unrealized depreciation of forward foreign currency contracts	10,233
Distribution fees payable - Class IB	8,664
Payable to Separate Accounts for Trust shares redeemed	132
Trustees’ fees payable	26
Accrued expenses	35,308

Total liabilities	1,289,899

NET ASSETS	$291,891,815

Net assets were comprised of:
Paid in capital	$269,569,541
Accumulated undistributed net investment income (loss)	(452,317)
Accumulated undistributed net realized gains (losses) on investments, futures and foreign currency transactions	2,864,930
Net unrealized appreciation (depreciation) on investments, futures and foreign currency translations	19,909,661

Net assets	$291,891,815

Class IA
Net asset value, offering and redemption price per share, $247,999,128 / 19,508,951 shares outstanding (unlimited amount authorized: $0.01 par value)	$12.71

Class IB
Net asset value, offering and redemption price per share, $43,892,687 / 3,451,804 shares outstanding (unlimited amount authorized: $0.01 par value)	$12.72

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2010

INVESTMENT INCOME
Dividends ($37,429 of dividend income received from affiliates)(net of $210,115 foreign withholding tax)	$2,523,846
Interest	60,726

Total income	2,584,572

EXPENSES
Investment management fees	740,573
Administrative fees	314,761
Custodian fees	105,500
Professional fees	43,029
Distribution fees - Class IB	41,382
Printing and mailing expenses	17,418
Trustees’ fees	2,862
Miscellaneous	20,997

Gross expenses	1,286,522
Less: Waiver from investment advisor	(92,922)
Reimbursement from sub-advisor	(11,467)

Net expenses	1,182,133

NET INVESTMENT INCOME (LOSS)	1,402,439

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Securities	(115,938)
Foreign currency transactions	270,806
Futures	3,065,683
Net distributions of realized gain received from Underlying Portfolio (All realized gains received from affiliates)	122

Net realized gain (loss)	3,220,673

Change in unrealized appreciation (depreciation) on:
Securities	18,786,574
Foreign currency translations	2,153,623
Futures	(451,438)

Net change in unrealized appreciation (depreciation)	20,488,759

NET REALIZED AND UNREALIZED GAIN (LOSS)	23,709,432

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$25,111,871

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA TACTICAL MANAGER INTERNATIONAL PORTFOLIO-I

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2010	May 27, 2009* to December 31, 2009
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$1,402,439	$23,351
Net realized gain (loss) on investments, futures, foreign currency transactions and net distributions of realized gain received from Underlying Portfolios	3,220,673	1,577,396
Net change in unrealized appreciation (depreciation) on investments, futures and foreign currency translations	20,488,759	(579,098)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	25,111,871	1,021,649

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class IA	(1,946,507)	(275,139)
Class IB†	(233,342)	(53)

	(2,179,849)	(275,192)

Distributions from net realized capital gains
Class IA	(989,893)	(265,485)
Class IB†	(100,774)	(55)

	(1,090,667)	(265,540)

TOTAL DIVIDENDS AND DISTRIBUTIONS	(3,270,516)	(540,732)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 16,687,533 and 4,543,239 shares, respectively ]	195,431,650	55,390,423
Capital shares issued in reinvestment of dividends and distributions [ 244,529 and 44,738 shares, respectively ]	2,936,400	540,624
Capital shares repurchased [ (2,020,477) and (611) shares, respectively ]	(25,359,971)	(7,658)

Total Class IA transactions	173,008,079	55,923,389

Class IB†
Capital shares sold [ 3,522,340 and 7,419 shares, respectively ]	41,381,809	89,707
Capital shares issued in reinvestment of dividends and distributions [ 27,694 and 9 shares, respectively ]	334,116	108
Capital shares repurchased [ (105,656) and (2) shares, respectively ]	(1,267,639)	(26)

Total Class IB transactions	40,448,286	89,789

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	213,456,365	56,013,178

TOTAL INCREASE (DECREASE) IN NET ASSETS	235,297,720	56,494,095
NET ASSETS:
Beginning of period	56,594,095	100,000

End of period (a)	$291,891,815	$56,594,095

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$(452,317)	$34,168

* The Portfolio commenced operations on May 27, 2009.
† Class IB commenced operations on October 29, 2009.

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA TACTICAL MANAGER INTERNATIONAL PORTFOLIO-I

FINANCIAL HIGHLIGHTS

Class IA	Year Ended December 31, 2010	May 27, 2009* to December 31, 2009
Net asset value, beginning of period	$12.29	$10.00

Income (loss) from investment operations:
Net investment income (loss)	0.08 (e)	0.02 (e)
Net realized and unrealized gain (loss) on investments, futures and foreign currency transactions	0.51	2.41

Total from investment operations	0.59	2.43

Less distributions:
Dividends from net investment income	(0.10)	(0.07)
Distributions from net realized gains	(0.07)	(0.07)

Total dividends and distributions	(0.17)	(0.14)

Net asset value, end of period	$12.71	$12.29

Total return (b)	4.93%	24.27%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$247,999	$56,503
Ratio of expenses to average net assets:
After waivers and reimbursements (a)	0.69%	0.70%
Before waivers and reimbursements (a)	0.76%	2.00%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)	0.66%	0.23%
Before waivers and reimbursements (a)	0.60%	(1.08)%
Portfolio turnover rate	3%	24%

Class IB	Year Ended December 31, 2010		October 29, 2009* to December 31, 2009
Net asset value, beginning of period	$12.29		$11.98

Income (loss) from investment operations:
Net investment income (loss)	0.30	(e)	(0.18	)(e)
Net realized and unrealized gain (loss) on investments, futures and foreign currency transactions	0.27		0.62

Total from investment operations	0.57		0.44

Less distributions:
Dividends from net investment income	(0.07)		(0.06)
Distributions from net realized gains	(0.07)		(0.07)

Total dividends and distributions	(0.14)		(0.13)

Net asset value, end of period	$12.72		$12.29

Total return (b)	4.75%		3.68%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$43,893		$91
Ratio of expenses to average net assets:
After waivers and reimbursements (a)	0.94%		0.94	%(c)
Before waivers and reimbursements (a)	1.01	%(c)	2.25	%(c)
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)	2.54%		(8.26)%
Before waivers and reimbursements (a)	2.50%		(9.62)%
Portfolio turnover rate	3%		24%
*	Commencement of Operations.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(c)	Reflects overall fund ratios for non-class specific expense.
(e)	Net investment income per share is based on average shares outstanding.

See Notes to Financial Statements.

ATM CORE BOND PORTFOLIO (Unaudited)

PORTFOLIO ADVISERS

➢	AllianceBernstein L.P.
➢	AXA Equitable Life Insurance Company
➢	BlackRock Investment Management, LLC

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/10
Since Incept.*
Portfolio – Class IA Shares	(1.98)%
Barclays Capital U.S. Aggregate Bond Index	(1.71)
* Date of inception 10/25/10 Returns for periods less than one year are not annualized

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IA shares returned (1.98)% for the period October 25, 2010 through December 31, 2010. The Portfolio’s benchmark, the Barclays Capital U.S. Aggregate Bond Index, returned (1.71)% over the same period.

Investment Objective

The Portfolio seeks to achieve a balance of current income and capital appreciation, consistent with a prudent level of risk, by investing in a combination of long and short positions on debt securities, including debt securities included in the Barclays Capital U.S. Aggregate Bond Index and U.S. government securities.

The Investment Strategy

The Portfolio is divided into two portions, one of which utilizes a passive investment index style focused on debt securities and a second of which utilizes an actively managed futures and options strategy to tactically manage the Portfolio’s exposure to the risk of losses due to changes in interest rates based on the projection of AXA Equitable of interest rate movements. The passive investment strategy uses a stratified sampling approach to match the benchmark’s major risk characteristics and does not over or under-weight sectors or securities in an effort to add value above the benchmark. There is no attempt to manage volatility, use defensive strategies, or reduce the effects of any long-term period of poor bond market performance. The combination of these strategies is intended to produce better risk-adjusted returns over time than investing exclusively in a passively managed portfolio of securities.

Portfolio Highlights

Debt and deflationary risks appeared to be present throughout 2010. Fixed income markets seemed to experience market volatility similar to that of equity markets as concerns about economic data and potential spillover effects of the European debt crisis affected investor sentiment though risk aversion seemed to decline at the end of the year in light of some positive economic data.

The best performing sectors of the Barclays Capital U.S. Aggregate Bond Index for the 12-month period were commercial mortgage-backed securities (“CMBS”), Corporates, and Non-Corporates. CMBS benefited from record low interest rates that created an environment where yield was aggressively sought by investors. Historically high yields relative to other fixed income sectors and greater clarity regarding loss expectations for loans originated at the peak of the market were both factors that made CMBS an ideal sector to achieve incremental yield. U.S. credit started the year with lackluster performance as fears of an economic slowdown combined with European sovereign debt concerns weighed on performance; however, during the second half of the year, credit benefited from investors’ reach for yield as well as an improving economic picture, particularly in consumer spending and manufacturing.

The weakest performing sectors of the Index were U.S. Agencies, mortgage-backed securities, and asset-backed securities (“ABS”). These sectors fell out of favor as investors reached for yield amid improving economic data.

ATM CORE BOND PORTFOLIO (Unaudited)

Portfolio Characteristics As of December 31, 2010
Weighted Average Life (Years)	6.6
Weighted Average Coupon (%)	3.9
Weighted Average Modified Duration (Years)*	5.0
Weighted Average Rating	AA	+
* Modified duration is a measure of the price sensitivity of the portfolio to interest rate movements, taking into account specific features of the securities in which it invests.

Distribution of Assets by Sector as of 12/31/2010	% of Net Assets
Government Securities	64.1%
Corporate Bonds	16.3
Asset-Backed and Mortgage-Backed Securities	1.9
Cash and Other	17.7

Total	100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2010 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

Please note that while the Portfolio commenced operations on October 25, 2010, the ‘Hypothetical Expenses Paid During the Period’ reflect projected activity for the full six months for the purpose of comparability.

EXAMPLE

	Beginning Account Value†	Ending Account Value 12/31/10	Expenses Paid During Period* Ended 12/31/10
Class IA†
Actual	$1,000.00	$ 980.20	$1.16
Hypothetical (5% average return before expenses)	1,000.00	1,021.98	3.26
† Class IA commenced operations on October 25, 2010.

*   Expenses are equal to the Portfolio’s Class IA shares annualized expense ratios of 0.64% multiplied by the average account value over the period, multiplied by 67/365 for Class IA (to reflect the actual days in the period for the actual example) and multiplied by 184/365 (to reflect the one-half year period for the hypothetical example).

EQ ADVISORS TRUST

ATM CORE BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2010

	Principal Amount	Value (Note 1)

LONG-TERM DEBT SECURITIES:
Asset-Backed and Mortgage-Backed Securities (1.9%)
Asset-Backed Securities (0.2%)
AEP Texas Central Transition Funding LLC,
Series 2002-1 A5 6.250%, 1/15/17	$54,000	$62,509
Ally Auto Receivables Trust,
Series 2010-3 A3 1.110%, 10/15/14	31,000	31,010
BMW Vehicle Owner Trust,
Series 2010-A A3 1.390%, 4/25/14	61,000	61,473
Capital One Multi-Asset Execution Trust,
Series 2005-A7 A7 4.700%, 6/15/15	154,000	163,069
Chase Issuance Trust,
Series 2007-A17 A 5.120%, 10/15/14	537,000	576,954
Citibank Credit Card Issuance Trust,
Series 2003-A10 A10 4.750%, 12/10/15	61,000	66,438
Series 2003-A7 A7 4.150%, 7/7/17	123,000	132,128
Series 2004-A8 A8 4.900%, 12/12/16	215,000	237,366
Series 2005-A4 A4 4.400%, 6/20/14	184,000	193,394
Series 2006-A3 A3 5.300%, 3/15/18	307,000	345,120
Nissan Auto Receivables Owner Trust,
Series 2010-A A3 0.870%, 7/15/14	31,000	30,899
PG&E Energy Recovery Funding LLC,
Series 2005-1 A5 4.470%, 12/25/14	61,000	64,715
PSE&G Transition Funding LLC,
Series 2001-1 A6 6.610%, 6/15/15	77,000	83,261

		2,048,336

Non-Agency CMO (1.7%)
Banc of America Commercial Mortgage, Inc.,
Series 2004-6 A3 4.512%, 12/10/42	614,000	626,570
Series 2006-6 A 4 5.356%, 10/10/45	160,000	165,303
Series 2007-2 A4 5.689%, 4/10/49 (l)	660,000	689,794
Series 2007-3 A4 5.658%, 6/10/49 (l)	369,000	378,795
Series 2007-4 A4 5.742%, 2/10/51 (l)	320,000	339,099
Bear Stearns Commercial Mortgage Securities, Inc.,
Series 2004-T16 A6 4.750%, 2/13/46 (l)	384,000	402,242
Series 2005-PWR7 A2 4.945%, 2/11/41	270,759	275,502
Series 2005-PWR7 A3 5.116%, 2/11/41 (l)	779,000	823,881
Series 2005-PWR8 A4 4.674%, 6/11/41	463,000	486,833

	Principal Amount	Value (Note 1)

Series 2007-PW16 A4 5.717%, 6/11/40 (l)	$123,000	$130,909
Citigroup Commercial Mortgage Trust, Inc.,
Series 2006-C5 A4 5.431%, 10/15/49	411,000	438,580
Series 2007-C6 A4 5.698%, 12/10/49 (l)	230,000	245,891
Commercial Mortgage Pass Through Certificates,
Series 2005-LP5 A4 4.982%, 5/10/43 (l)	230,000	245,388
Credit Suisse Mortgage Capital Certificates,
Series 2006-C4 A3 5.467%, 9/15/39	307,000	316,058
CS First Boston Mortgage Securities Corp.,
Series 2002-CKN2 A3 6.133%, 4/15/37	307,400	320,377
Series 2004-C2 A1 3.819%, 5/15/36	77,875	80,532
GE Capital Commercial Mortgage Corp.,
Series 2007-C1 A4 5.543%, 12/10/49	255,000	256,788
GMAC Commercial Mortgage Securities, Inc.,
Series 2004-C3 A5 4.864%, 12/10/41	814,000	851,707
Greenwich Capital Commercial Funding Corp.,
Series 2005-GG5 A41 5.243%, 4/10/37 (l)	329,500	344,165
Series 2007-GG9 A4 5.444%, 3/10/39	184,000	193,895
GS Mortgage Securities Corp. II,
Series 2004-GG2 A6 5.396%, 8/10/38 (l)	614,000	658,440
Series 2006-GG6 A4 5.553%, 4/10/38 (l)	154,000	164,724
JP Morgan Chase Commercial Mortgage Securities Corp.,
Series 2003-CB7 A4 4.879%, 1/12/38 (l)	384,000	404,884
Series 2005-CB11 A3 5.197%, 8/12/37	315,000	322,639
Series 2005-CB11 A4 5.335%, 8/12/37 (l)	614,000	662,477
Series 2005-LDP1 A3 4.865%, 3/15/46	192,000	197,510
Series 2006-CB14 A4 5.481%, 12/12/44 (l)	815,000	862,837
Series 2006-CB16 A4 5.552%, 5/12/45	319,000	340,032
LB-UBS Commercial Mortgage Trust,
Series 2004-C2 A4 4.367%, 3/15/36	384,000	395,838
Series 2004-C4 A4 5.258%, 6/15/29 (l)	642,000	685,670
Series 2004-C8 A4 4.510%, 12/15/29	246,000	250,613
Series 2005-C7 A4 5.197%, 11/15/30 (l)	123,000	132,683
Series 2007-C6 A4 5.858%, 7/15/40 (l)	154,000	162,269
Merrill Lynch Mortgage Trust,
Series 2004-KEY2 A4 4.864%, 8/12/39 (l)	614,000	640,576

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM CORE BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2010

	Principal Amount	Value (Note 1)

Series 2005-CKI1 A6 5.241%, 11/12/37 (l)	$307,000	$332,099
Series 2007-C1 A4 5.826%, 6/12/50 (l)	292,000	309,378
Series 2008-C1 A3 5.710%, 2/12/51	154,000	162,612
Merrill Lynch/Countrywide Commercial Mortgage Trust,
Series 2006-2 A4 5.907%, 6/12/46 (l)	174,000	189,129
Series 2007-5 A4 5.378%, 8/12/48	706,000	713,962
Morgan Stanley Capital I, Inc.,
Series 2005-T17 A5 4.780%, 12/13/41	921,000	975,591
Series 2007-HQ12 A5 5.598%, 4/12/49 (l)	253,000	250,199
Series 2007-HQ13 A3 5.569%, 12/15/44	441,500	442,560
Series 2007-T25 A3 5.514%, 11/12/49 (l)	299,000	319,497
Wachovia Bank Commercial Mortgage Trust,
Series 2006-C27 A3 5.765%, 7/15/45 (l)	1,889,000	1,999,517
Series 2007-C31 A2 5.421%, 4/15/47	461,000	476,863
Series 2007-C33 A4 5.902%, 2/15/51 (l)	123,000	129,331

		19,794,239

Total Asset-Backed and Mortgage-Backed Securities		21,842,575

Corporate Bonds (16.3%)
Consumer Discretionary (1.4%)
Auto Components (0.0%)
Johnson Controls, Inc. 5.000%, 3/30/20	31,000	32,929

Automobiles (0.0%)
Daimler Finance N.A. LLC 6.500%, 11/15/13	246,000	278,489

Hotels, Restaurants & Leisure (0.1%)
International Game Technology 7.500%, 6/15/19	23,000	25,890
Marriott International, Inc. 5.625%, 2/15/13	121,000	129,771
McDonald’s Corp. 4.300%, 3/1/13	92,000	98,077
5.350%, 3/1/18	107,000	120,055
3.500%, 7/15/20	17,000	16,398
6.300%, 10/15/37	77,000	90,784
4.875%, 7/15/40	28,000	27,252
Yum! Brands, Inc. 6.875%, 11/15/37	154,000	174,776

		683,003

Household Durables (0.1%)
Fortune Brands, Inc. 3.000%, 6/1/12	77,000	78,155
6.375%, 6/15/14	154,000	166,900

	Principal Amount	Value (Note 1)

MDC Holdings, Inc. 5.500%, 5/15/13	$124,000	$129,987
Newell Rubbermaid, Inc. 4.700%, 8/15/20	38,000	37,694
Toll Brothers Finance Corp. 6.750%, 11/1/19	61,000	64,091
Whirlpool Corp. 8.000%, 5/1/12	35,000	37,717
5.500%, 3/1/13	92,000	97,707
8.600%, 5/1/14	11,000	12,684

		624,935

Leisure Equipment & Products (0.0%)
Hasbro, Inc. 6.350%, 3/15/40	20,000	20,238

Media (1.0%)
CBS Corp. 5.625%, 8/15/12	5,000	5,303
8.875%, 5/15/19	54,000	67,936
Comcast Cable Communications Holdings, Inc.
8.375%, 3/15/13	84,000	95,583
Comcast Corp. 5.300%, 1/15/14	154,000	167,762
5.900%, 3/15/16	184,000	205,994
6.500%, 1/15/17	184,000	212,110
5.700%, 7/1/19	61,000	66,689
5.150%, 3/1/20	600,000	630,206
6.500%, 11/15/35	154,000	165,515
6.450%, 3/15/37	154,000	164,544
6.950%, 8/15/37	184,000	208,116
6.550%, 7/1/39	61,000	66,339
6.400%, 3/1/40	400,000	428,746
COX Communications, Inc. 7.125%, 10/1/12	92,000	100,898
5.450%, 12/15/14	61,000	67,154
DIRECTV Holdings LLC 3.550%, 3/15/15	58,000	58,924
5.200%, 3/15/20	61,000	63,238
6.350%, 3/15/40	18,000	18,935
DIRECTV Holdings LLC/DIRECTV Financing Co., Inc.
4.750%, 10/1/14	154,000	164,127
7.625%, 5/15/16	145,000	160,769
4.600%, 2/15/21	1,070,000	1,056,082
Grupo Televisa S.A. 6.625%, 3/18/25	154,000	172,512
News America, Inc. 5.300%, 12/15/14	31,000	34,256
6.900%, 3/1/19	154,000	184,505
6.400%, 12/15/35	307,000	329,842
6.150%, 3/1/37	1,045,000	1,089,499
6.650%, 11/15/37	92,000	101,898
Omnicom Group, Inc. 6.250%, 7/15/19	77,000	85,474
4.450%, 8/15/20	17,000	16,635
Thomson Reuters Corp. 6.500%, 7/15/18	92,000	107,258
4.700%, 10/15/19	31,000	32,584
Time Warner Cable, Inc. 5.400%, 7/2/12	61,000	64,759
6.200%, 7/1/13	92,000	102,178

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM CORE BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2010

	Principal Amount	Value (Note 1)

7.500%, 4/1/14	$77,000	$88,304
3.500%, 2/1/15	77,000	79,117
5.850%, 5/1/17	154,000	171,833
8.250%, 4/1/19	154,000	191,295
5.000%, 2/1/20	57,000	58,661
6.550%, 5/1/37	92,000	98,504
7.300%, 7/1/38	154,000	180,074
6.750%, 6/15/39	462,000	510,267
Time Warner Entertainment Co. LP
8.375%, 3/15/23	495,000	621,532
Time Warner, Inc. 5.875%, 11/15/16	92,000	103,842
7.700%, 5/1/32	230,000	280,759
6.500%, 11/15/36	307,000	335,534
6.200%, 3/15/40	1,025,000	1,089,630
Viacom, Inc. 4.375%, 9/15/14	77,000	81,976
5.625%, 9/15/19	61,000	67,775
6.875%, 4/30/36	92,000	105,556
Walt Disney Co. 4.500%, 12/15/13	154,000	168,188
6.000%, 7/17/17	154,000	177,038
WPP Finance UK Corp. 5.875%, 6/15/14	525,000	567,224

		11,473,479

Multiline Retail (0.1%)
Kohl’s Corp. 6.250%, 12/15/17	92,000	106,145
Nordstrom, Inc. 6.750%, 6/1/14	18,000	20,400
6.250%, 1/15/18	123,000	138,413
4.750%, 5/1/20	21,000	21,315
Target Corp. 5.125%, 1/15/13	184,000	199,166
7.000%, 1/15/38	1,064,000	1,304,395

		1,789,834

Specialty Retail (0.1%)
AutoZone, Inc. 5.750%, 1/15/15	77,000	84,726
Home Depot, Inc. 5.400%, 3/1/16	246,000	275,669
5.875%, 12/16/36	77,000	80,091
Lowe’s Cos., Inc. 5.600%, 9/15/12	92,000	99,262
4.625%, 4/15/20	61,000	64,300
5.500%, 10/15/35	92,000	92,738
6.650%, 9/15/37	46,000	53,929
5.800%, 4/15/40	26,000	27,519
Staples, Inc. 9.750%, 1/15/14	154,000	186,625
TJX Cos., Inc. 6.950%, 4/15/19	45,000	54,660

		1,019,519

Total Consumer Discretionary		15,922,426

Consumer Staples (1.2%)
Beverages (0.3%)
Anheuser-Busch Cos., Inc. 4.950%, 1/15/14	92,000	98,996

	Principal Amount	Value (Note 1)

Anheuser-Busch InBev Worldwide, Inc.
3.000%, 10/15/12	$123,000	$126,913
4.125%, 1/15/15	100,000	105,322
5.375%, 1/15/20	1,246,000	1,350,150
6.375%, 1/15/40	92,000	105,369
Bottling Group LLC 6.950%, 3/15/14	154,000	178,457
5.125%, 1/15/19	154,000	167,999
Coca-Cola Refreshments USA, Inc.
8.500%, 2/1/12	92,000	99,563
7.375%, 3/3/14	154,000	179,523
Diageo Capital plc 7.375%, 1/15/14	154,000	178,351
5.750%, 10/23/17	92,000	104,347
Diageo Finance B.V. 5.500%, 4/1/13	184,000	200,844
3.250%, 1/15/15	31,000	31,942
PepsiCo, Inc. 3.100%, 1/15/15	77,000	80,320
5.000%, 6/1/18	92,000	101,559
7.900%, 11/1/18	865,000	1,112,920
4.500%, 1/15/20	77,000	80,780
5.500%, 1/15/40	31,000	32,768

		4,336,123

Food & Staples Retailing (0.3%)
Costco Wholesale Corp. 5.500%, 3/15/17	92,000	104,819
CVS Caremark Corp. 3.250%, 5/18/15	46,000	46,749
6.125%, 8/15/16	154,000	174,726
5.750%, 6/1/17	92,000	102,364
6.600%, 3/15/19	77,000	90,157
4.750%, 5/18/20	46,000	47,760
6.250%, 6/1/27	61,000	67,082
Delhaize America LLC 9.000%, 4/15/31	31,000	41,154
Kroger Co. 5.000%, 4/15/13	92,000	99,116
7.500%, 1/15/14	154,000	177,555
3.900%, 10/1/15	61,000	64,093
6.150%, 1/15/20	154,000	174,507
Safeway, Inc. 6.350%, 8/15/17	92,000	102,735
5.000%, 8/15/19	154,000	158,414
Sysco Corp. 5.250%, 2/12/18	61,000	67,220
6.625%, 3/17/39	61,000	73,779
Walgreen Co. 4.875%, 8/1/13	92,000	100,486
Wal-Mart Stores, Inc. 4.550%, 5/1/13	184,000	198,746
5.800%, 2/15/18	1,077,000	1,237,511
7.550%, 2/15/30	154,000	198,593
6.500%, 8/15/37	322,000	378,301
6.200%, 4/15/38	46,000	52,367

		3,758,234

Food Products (0.3%)
Archer-Daniels-Midland Co. 5.375%, 9/15/35	154,000	155,567

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM CORE BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2010

	Principal Amount	Value (Note 1)

Bunge Ltd. Finance Corp. 5.875%, 5/15/13	$75,000	$80,294
Campbell Soup Co. 3.375%, 8/15/14	61,000	64,127
3.050%, 7/15/17	31,000	31,142
4.500%, 2/15/19	61,000	64,477
ConAgra Foods, Inc. 8.250%, 9/15/30	31,000	38,658
Corn Products International, Inc.
3.200%, 11/1/15	31,000	31,094
4.625%, 11/1/20	31,000	30,574
6.625%, 4/15/37	31,000	32,405
General Mills, Inc. 5.650%, 2/15/19	154,000	171,441
5.400%, 6/15/40	20,000	20,266
H.J. Heinz Co. 5.350%, 7/15/13	154,000	168,848
Kellogg Co. 4.250%, 3/6/13	92,000	97,649
4.450%, 5/30/16	230,000	247,564
Kraft Foods, Inc. 6.250%, 6/1/12	146,000	156,180
4.125%, 2/9/16	46,000	48,287
6.125%, 2/1/18	246,000	281,005
5.375%, 2/10/20	92,000	99,017
6.875%, 2/1/38	92,000	106,817
6.500%, 2/9/40	1,114,000	1,248,381
Ralcorp Holdings, Inc. 6.625%, 8/15/39	61,000	63,195
Sara Lee Corp. 6.125%, 11/1/32	31,000	30,904

		3,267,892

Household Products (0.1%)
Clorox Co.
5.000%, 3/1/13	154,000	164,493
3.550%, 11/1/15	31,000	31,899
Colgate-Palmolive Co.
3.150%, 8/5/15	18,000	18,743
Kimberly-Clark Corp.
6.125%, 8/1/17	92,000	107,371
6.625%, 8/1/37	92,000	110,460
Procter & Gamble Co.
4.850%, 12/15/15	92,000	102,598
4.700%, 2/15/19	154,000	166,702
5.550%, 3/5/37	154,000	167,700

		869,966

Tobacco (0.2%)
Altria Group, Inc.
9.700%, 11/10/18	954,000	1,258,542
9.250%, 8/6/19	307,000	400,647
9.950%, 11/10/38	107,000	150,777
Lorillard Tobacco Co.
8.125%, 6/23/19	48,000	53,411
6.875%, 5/1/20	46,000	47,510
Philip Morris International, Inc.
4.875%, 5/16/13	154,000	166,713
5.650%, 5/16/18	92,000	103,723
6.375%, 5/16/38	107,000	124,194

	Principal Amount	Value (Note 1)

Reynolds American, Inc. 7.250%, 6/1/13	$92,000	$102,365

		2,407,882

Total Consumer Staples		14,640,097

Energy (1.3%)
Energy Equipment & Services (0.1%)
Baker Hughes, Inc. 6.500%, 11/15/13	92,000	104,704
Diamond Offshore Drilling, Inc. 5.875%, 5/1/19	20,000	22,182
Halliburton Co.
6.150%, 9/15/19	77,000	88,438
6.700%, 9/15/38	31,000	36,403
7.450%, 9/15/39	46,000	59,106
Rowan Cos., Inc. 7.875%, 8/1/19	40,000	46,420
Transocean, Inc.
4.950%, 11/15/15	77,000	79,577
6.000%, 3/15/18	31,000	32,559
6.500%, 11/15/20	61,000	64,765
6.800%, 3/15/38	77,000	78,914
Weatherford International Ltd.
6.000%, 3/15/18	92,000	99,023
7.000%, 3/15/38	154,000	165,189

		877,280

Oil, Gas & Consumable Fuels (1.2%)
Anadarko Petroleum Corp.
5.950%, 9/15/16	1,194,000	1,282,701
6.450%, 9/15/36	246,000	245,358
Apache Corp.
5.250%, 4/15/13	31,000	33,731
6.000%, 1/15/37	92,000	101,173
Buckeye Partners LP 5.500%, 8/15/19	46,000	48,578
Canadian Natural Resources Ltd.
5.700%, 5/15/17	154,000	175,584
6.250%, 3/15/38	92,000	101,654
Cenovus Energy, Inc.
4.500%, 9/15/14	154,000	165,019
5.700%, 10/15/19	92,000	104,328
6.750%, 11/15/39	123,000	143,294
Chevron Corp. 4.950%, 3/3/19	154,000	172,623
Conoco, Inc. 6.950%, 4/15/29	230,000	282,668
ConocoPhillips
6.000%, 1/15/20	154,000	179,295
5.900%, 5/15/38	31,000	34,098
6.500%, 2/1/39	1,092,000	1,298,500
Devon Financing Corp. ULC 7.875%, 9/30/31	184,000	242,592
Enbridge Energy Partners LP
5.200%, 3/15/20	9,000	9,433
7.500%, 4/15/38	154,000	184,780
EnCana Corp.
5.900%, 12/1/17	31,000	35,257
6.500%, 5/15/19	192,000	227,570
6.625%, 8/15/37	31,000	33,903
6.500%, 2/1/38	154,000	167,046

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM CORE BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2010

	Principal Amount	Value (Note 1)

Energy Transfer Partners LP
6.700%, 7/1/18	$215,000	$243,911
9.700%, 3/15/19	154,000	199,039
Enterprise Products Operating LLC
9.750%, 1/31/14	154,000	186,024
6.300%, 9/15/17	154,000	173,771
5.200%, 9/1/20	61,000	63,197
EOG Resources, Inc.
6.875%, 10/1/18	31,000	36,827
5.625%, 6/1/19	38,000	41,961
Hess Corp.
8.125%, 2/15/19	230,000	290,575
5.600%, 2/15/41	61,000	60,557
Husky Energy, Inc.
5.900%, 6/15/14	32,000	35,168
7.250%, 12/15/19	20,000	23,748
Kinder Morgan Energy Partners LP
9.000%, 2/1/19	307,000	386,607
6.850%, 2/15/20	9,000	10,312
5.300%, 9/15/20	23,000	23,881
5.800%, 3/15/35	92,000	87,631
Magellan Midstream Partners LP
6.550%, 7/15/19	38,000	43,320
4.250%, 2/1/21	31,000	29,891
Marathon Oil Corp.
5.900%, 3/15/18	77,000	87,304
7.500%, 2/15/19	154,000	191,258
6.600%, 10/1/37	31,000	35,410
Nabors Industries, Inc.
9.250%, 1/15/19	154,000	190,835
Nexen, Inc. 6.200%, 7/30/19	25,000	26,920
6.400%, 5/15/37	92,000	89,137
7.500%, 7/30/39	45,000	48,937
NuStar Logistics LP 4.800%, 9/1/20	61,000	59,161
Occidental Petroleum Corp. 7.000%, 11/1/13	154,000	178,058
4.125%, 6/1/16	77,000	83,050
ONEOK Partners LP 8.625%, 3/1/19	154,000	192,135
Pemex Project Funding Master Trust
5.750%, 3/1/18	307,000	328,240
6.625%, 6/15/35	92,000	93,610
Petrobras International Finance Co.
6.125%, 10/6/16	154,000	169,404
5.875%, 3/1/18	92,000	97,963
7.875%, 3/15/19	92,000	108,760
5.750%, 1/20/20	307,000	318,533
Petro-Canada, Inc. 9.250%, 10/15/21	92,000	122,862
6.800%, 5/15/38	154,000	175,422
Petroleos Mexicanos 6.000%, 3/5/20	37,000	39,220
Plains All American Pipeline LP 6.500%, 5/1/18	154,000	172,445
8.750%, 5/1/19	46,000	57,086
6.650%, 1/15/37	31,000	32,583
Shell International Finance B.V. 4.950%, 3/22/12	31,000	32,563
1.875%, 3/25/13	54,000	54,815
4.000%, 3/21/14	154,000	163,871

	Principal Amount	Value (Note 1)

4.300%, 9/22/19	$215,000	$224,149
4.375%, 3/25/20	46,000	48,247
6.375%, 12/15/38	1,064,000	1,261,085
Spectra Energy Capital LLC 6.200%, 4/15/18	154,000	171,042
Statoil ASA 3.875%, 4/15/14	77,000	81,806
5.250%, 4/15/19	32,000	35,645
7.150%, 1/15/29	31,000	38,220
Suncor Energy, Inc. 7.150%, 2/1/32	31,000	34,826
6.500%, 6/15/38	77,000	85,481
Talisman Energy, Inc. 7.750%, 6/1/19	28,000	34,567
6.250%, 2/1/38	46,000	49,129
TransCanada PipeLines Ltd. 7.125%, 1/15/19	307,000	375,791
7.250%, 8/15/38	184,000	228,798
Valero Energy Corp. 6.875%, 4/15/12	694,000	738,542
4.750%, 6/15/13	31,000	33,037
4.500%, 2/1/15	14,000	14,561
9.375%, 3/15/19	46,000	57,099
6.125%, 2/1/20	20,000	21,241
6.625%, 6/15/37	31,000	31,485
Williams Cos., Inc. 8.750%, 3/15/32	137,000	167,611
Williams Partners LP 3.800%, 2/15/15	31,000	32,036
5.250%, 3/15/20	34,000	35,244
6.300%, 4/15/40	43,000	44,758

		14,199,587

Total Energy		15,076,867

Financials (6.8%)
Capital Markets (1.4%)
Bank of New York Mellon Corp.
4.950%, 11/1/12	184,000	197,420
5.125%, 8/27/13	230,000	252,148
4.300%, 5/15/14	45,000	48,015
Bear Stearns Cos. LLC 5.350%, 2/1/12	184,000	192,540
5.700%, 11/15/14	92,000	101,085
6.400%, 10/2/17	154,000	175,566
BlackRock, Inc. 3.500%, 12/10/14	77,000	79,850
5.000%, 12/10/19	77,000	80,405
Charles Schwab Corp. 4.950%, 6/1/14	15,000	16,311
Deutsche Bank AG/London 5.375%, 10/12/12	154,000	165,508
2.375%, 1/11/13	154,000	156,271
4.875%, 5/20/13	184,000	197,290
3.450%, 3/30/15	154,000	157,776
6.000%, 9/1/17	154,000	172,515
Goldman Sachs Capital I 6.345%, 2/15/34	154,000	146,739
Goldman Sachs Group, Inc. 6.600%, 1/15/12	184,000	194,573
3.250%, 6/15/12	614,000	637,390
3.625%, 8/1/12	88,000	90,816

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM CORE BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2010

	Principal Amount	Value (Note 1)

5.450%, 11/1/12	$307,000	$328,345
5.250%, 10/15/13	154,000	166,662
5.150%, 1/15/14	154,000	165,868
5.350%, 1/15/16	614,000	659,683
5.625%, 1/15/17	1,035,000	1,094,448
5.950%, 1/18/18	399,000	432,868
7.500%, 2/15/19	154,000	179,563
5.375%, 3/15/20	435,000	449,512
6.125%, 2/15/33	92,000	97,471
6.750%, 10/1/37	911,000	931,403
Jefferies Group, Inc. 8.500%, 7/15/19	154,000	176,081
Merrill Lynch & Co., Inc. 5.450%, 2/5/13	614,000	647,644
6.150%, 4/25/13	184,000	197,433
6.050%, 5/16/16	307,000	316,306
6.875%, 4/25/18	1,811,000	1,981,882
7.750%, 5/14/38	399,000	414,093
Morgan Stanley 3.250%, 12/1/11	614,000	629,976
1.950%, 6/20/12	307,000	313,348
5.750%, 8/31/12	154,000	164,677
5.300%, 3/1/13	184,000	196,074
4.750%, 4/1/14	307,000	314,376
5.375%, 10/15/15	154,000	161,757
5.450%, 1/9/17	184,000	190,811
5.950%, 12/28/17	184,000	194,679
6.625%, 4/1/18	1,787,000	1,938,482
5.625%, 9/23/19	461,000	470,074
7.250%, 4/1/32	154,000	176,313
Nomura Holdings, Inc. 5.000%, 3/4/15	78,000	81,322
6.700%, 3/4/20	87,000	93,116
Northern Trust Corp. 4.625%, 5/1/14	20,000	21,623
Raymond James Financial, Inc. 8.600%, 8/15/19	61,000	72,293

		16,320,401

Commercial Banks (1.7%)
Ally Financial, Inc. 1.750%, 10/30/12	184,000	187,259
2.200%, 12/19/12	307,000	315,758
American Express Bank FSB 3.150%, 12/9/11	307,000	314,805
Bank of Nova Scotia 2.250%, 1/22/13	84,000	85,530
3.400%, 1/22/15	107,000	111,056
Barclays Bank plc 5.450%, 9/12/12	184,000	197,188
5.000%, 9/22/16	307,000	324,867
BB&T Corp. 3.375%, 9/25/13	92,000	96,347
3.950%, 4/29/16	46,000	47,478
4.900%, 6/30/17	307,000	319,284
Canadian Imperial Bank of Commerce
1.450%, 9/13/13	92,000	91,698
Credit Suisse AG/New York 3.450%, 7/2/12	123,000	127,531
5.000%, 5/15/13	614,000	660,837
5.500%, 5/1/14	154,000	168,884
6.000%, 2/15/18	184,000	197,302

	Principal Amount	Value (Note 1)

5.300%, 8/13/19	$154,000	$162,666
5.400%, 1/14/20	1,092,000	1,115,231
Fifth Third Bancorp 6.250%, 5/1/13	154,000	166,917
HSBC Bank USA/New York 4.625%, 4/1/14	184,000	191,848
HSBC Holdings plc 6.500%, 9/15/37	1,317,000	1,379,215
6.800%, 6/1/38	107,000	115,701
KeyCorp 6.500%, 5/14/13	77,000	83,600
Kreditanstalt fuer Wiederaufbau 3.250%, 10/14/11	184,000	187,895
4.000%, 10/15/13	338,000	363,149
3.500%, 3/10/14	614,000	653,274
4.125%, 10/15/14	307,000	333,800
4.500%, 7/16/18	491,000	534,096
4.000%, 1/27/20	461,000	477,923
(Zero Coupon), 6/29/37	307,000	81,944
Landwirtschaftliche Rentenbank 3.250%, 3/15/13	285,000	298,151
4.125%, 7/15/13	184,000	197,003
5.125%, 2/1/17	154,000	173,040
National City Corp. 4.900%, 1/15/15	230,000	246,339
Oesterreichische Kontrollbank AG
4.750%, 10/16/12	246,000	262,517
5.000%, 4/25/17	154,000	171,008
PNC Funding Corp. 5.625%, 2/1/17	230,000	245,855
5.125%, 2/8/20	31,000	32,311
4.375%, 8/11/20	1,136,000	1,122,711
Regions Bank/Alabama 3.250%, 12/9/11	307,000	315,117
Royal Bank of Canada 2.100%, 7/29/13	61,000	62,204
Royal Bank of Scotland Group plc
5.000%, 10/1/14	184,000	177,004
6.400%, 10/21/19	1,125,000	1,132,147
SunTrust Banks, Inc./Georgia 7.250%, 3/15/18	154,000	170,754
U.S. Bancorp 4.200%, 5/15/14	77,000	82,253
UBS AG/Connecticut 5.875%, 12/20/17	307,000	337,647
5.750%, 4/25/18	1,154,000	1,254,087
USB Capital XIII Trust 6.625%, 12/15/39	31,000	31,664
Wachovia Bank N.A. 6.600%, 1/15/38	307,000	338,030
Wachovia Corp. 5.300%, 10/15/11	154,000	159,620
5.500%, 5/1/13	154,000	167,582
5.250%, 8/1/14	307,000	327,414
5.750%, 2/1/18	1,184,000	1,314,597
5.500%, 8/1/35	154,000	144,240
Wells Fargo & Co. 3.000%, 12/9/11	230,000	235,529
4.375%, 1/31/13	154,000	162,971
3.750%, 10/1/14	246,000	256,796
5.625%, 12/11/17	307,000	339,905
5.375%, 2/7/35	440,000	447,384

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM CORE BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2010

	Principal Amount	Value (Note 1)

Wells Fargo Capital XIII 7.700%, 12/29/49 (l)	$154,000	$159,198
Westpac Banking Corp. 2.250%, 11/19/12	77,000	78,783
4.875%, 11/19/19	77,000	80,912

		19,617,856

Consumer Finance (0.4%)
American Express Co. 7.250%, 5/20/14	77,000	87,721
6.150%, 8/28/17	246,000	277,294
7.000%, 3/19/18	1,084,000	1,262,614
8.125%, 5/20/19	77,000	95,804
American Express Credit Corp. 5.875%, 5/2/13	92,000	100,054
7.300%, 8/20/13	384,000	432,713
Capital One Bank USA N.A. 8.800%, 7/15/19	865,000	1,063,984
Capital One Financial Corp. 7.375%, 5/23/14	154,000	175,241
6.150%, 9/1/16	31,000	33,561
6.750%, 9/15/17	154,000	177,464
HSBC Finance Corp. 6.375%, 10/15/11	307,000	320,050
6.375%, 11/27/12	184,000	199,486
6.676%, 1/15/21§	376,000	379,866
ORIX Corp. 4.710%, 4/27/15	51,000	51,650
PACCAR Financial Corp. 1.950%, 12/17/12	31,000	31,567
SLM Corp. 5.000%, 10/1/13	307,000	307,794
8.450%, 6/15/18	31,000	32,220
8.000%, 3/25/20	77,000	78,071
Toyota Motor Credit Corp. 1.375%, 8/12/13	77,000	77,316

		5,184,470

Diversified Financial Services (2.3%)
Allstate Life Global Funding Trusts
5.375%, 4/30/13	184,000	200,369
Ameriprise Financial, Inc. 7.300%, 6/28/19	14,000	16,543
AngloGold Ashanti Holdings plc
5.375%, 4/15/20	17,000	17,680
Bank of America Corp.
2.100%, 4/30/12	307,000	313,374
3.125%, 6/15/12	768,000	795,430
4.900%, 5/1/13	461,000	480,643
6.500%, 8/1/16	215,000	233,295
5.625%, 10/14/16	399,000	413,685
5.650%, 5/1/18	461,000	471,037
7.625%, 6/1/19	614,000	706,981
5.625%, 7/1/20	420,000	428,187
7.250%, 10/15/25	31,000	31,196
6.500%, 9/15/37	430,000	419,842
Boeing Capital Corp. 6.500%, 2/15/12	92,000	97,644
BP Capital Markets plc
5.250%, 11/7/13	154,000	166,784
3.625%, 5/8/14	61,000	62,881
3.875%, 3/10/15	107,000	110,369

	Principal Amount	Value (Note 1)

Capital One Capital VI 8.875%, 5/15/40	$42,000	$43,733
Caterpillar Financial Services Corp.
1.900%, 12/17/12	20,000	20,323
2.000%, 4/5/13	31,000	31,536
4.900%, 8/15/13	92,000	100,327
6.125%, 2/17/14	154,000	173,133
7.150%, 2/15/19	1,090,000	1,340,332
Citigroup Funding, Inc. 1.875%, 10/22/12	154,000	157,084
Citigroup, Inc.
2.875%, 12/9/11	461,000	471,638
2.125%, 4/30/12	614,000	626,460
5.300%, 10/17/12	307,000	325,125
5.500%, 4/11/13	399,000	424,867
6.500%, 8/19/13	154,000	169,101
5.000%, 9/15/14	1,447,000	1,496,890
5.500%, 10/15/14	369,000	397,578
5.850%, 8/2/16	184,000	197,472
6.125%, 11/21/17	230,000	252,054
6.125%, 5/15/18	315,000	345,091
8.500%, 5/22/19	154,000	191,181
5.375%, 8/9/20	415,000	431,188
6.125%, 8/25/36	154,000	147,564
6.875%, 3/5/38	707,000	784,232
8.125%, 7/15/39	326,000	414,717
ConocoPhillips Canada Funding Co. I
5.625%, 10/15/16	184,000	209,131
Credit Suisse USA, Inc.
6.500%, 1/15/12	92,000	97,198
5.850%, 8/16/16	307,000	343,588
Equifax, Inc. 4.450%, 12/1/14	31,000	32,629
General Electric Capital Corp.
5.000%, 11/15/11	307,000	318,710
3.000%, 12/9/11	461,000	472,083
5.875%, 2/15/12	154,000	161,998
2.200%, 6/8/12	307,000	313,873
6.000%, 6/15/12	307,000	328,186
5.250%, 10/19/12	399,000	426,444
2.625%, 12/28/12	614,000	636,832
4.800%, 5/1/13	184,000	196,712
5.900%, 5/13/14	230,000	254,555
4.375%, 9/21/15	307,000	321,905
5.625%, 5/1/18	768,000	837,515
5.550%, 5/4/20	400,000	422,820
6.750%, 3/15/32	369,000	417,752
5.875%, 1/14/38	742,000	770,232
6.875%, 1/10/39	276,000	318,962
John Deere Capital Corp.
7.000%, 3/15/12	92,000	98,748
2.875%, 6/19/12	230,000	237,645
5.250%, 10/1/12	154,000	165,647
5.500%, 4/13/17	92,000	102,575
5.750%, 9/10/18	92,000	104,224
JPMorgan Chase & Co.
3.125%, 12/1/11	461,000	472,476
6.625%, 3/15/12	307,000	326,342
2.125%, 6/22/12	461,000	471,293
4.750%, 5/1/13	184,000	196,997
4.650%, 6/1/14	77,000	82,189

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM CORE BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2010

	Principal Amount	Value (Note 1)

5.125%, 9/15/14	$307,000	$326,670
3.700%, 1/20/15	369,000	381,874
6.000%, 1/15/18	1,327,000	1,481,922
6.300%, 4/23/19	307,000	349,444
4.950%, 3/25/20	415,000	426,026
4.400%, 7/22/20	31,000	30,512
6.400%, 5/15/38	184,000	208,691
MUFG Capital Finance I Ltd. 6.346%, 7/29/49 (l)	307,000	309,360
NASDAQ OMX Group, Inc.
4.000%, 1/15/15	77,000	78,373
5.550%, 1/15/20	31,000	31,322
National Rural Utilities Cooperative Finance Corp.
5.450%, 2/1/18	31,000	34,240
8.000%, 3/1/32	184,000	232,923
Private Export Funding Corp.
4.950%, 11/15/15	31,000	34,655
4.300%, 12/15/21	31,000	31,880
Teco Finance, Inc.
4.000%, 3/15/16	26,000	26,511
5.150%, 3/15/20	20,000	20,736
Unilever Capital Corp.
4.800%, 2/15/19	154,000	166,747

		26,818,713

Insurance (0.8%)
ACE INA Holdings, Inc. 5.900%, 6/15/19	15,000	16,653
Aflac, Inc.
3.450%, 8/15/15	31,000	31,494
8.500%, 5/15/19	46,000	56,879
6.450%, 8/15/40	31,000	31,749
Allied World Assurance Co. Holdings Ltd./Bermuda
7.500%, 8/1/16	307,000	339,916
Allstate Corp.
6.200%, 5/16/14	77,000	87,080
7.450%, 5/16/19	77,000	93,451
American Financial Group, Inc./Ohio
9.875%, 6/15/19	31,000	37,114
American International Group, Inc.
5.050%, 10/1/15	246,000	252,534
5.850%, 1/16/18	184,000	189,730
8.250%, 8/15/18	1,201,000	1,383,631
Berkshire Hathaway Finance Corp.
4.000%, 4/15/12	77,000	80,079
5.000%, 8/15/13	307,000	335,097
5.400%, 5/15/18	307,000	336,798
5.750%, 1/15/40	1,076,000	1,130,736
Chubb Corp. 5.750%, 5/15/18	184,000	204,437
CNA Financial Corp.
7.350%, 11/15/19	14,000	15,355
5.875%, 8/15/20	92,000	91,602
Genworth Financial, Inc. 6.515%, 5/22/18	396,000	402,460
Lincoln National Corp.
8.750%, 7/1/19	55,000	68,796
6.250%, 2/15/20	15,000	16,362
Markel Corp. 7.125%, 9/30/19	61,000	66,240

	Principal Amount	Value (Note 1)

Marsh & McLennan Cos., Inc. 5.375%, 7/15/14	$184,000	$195,739
MetLife, Inc.
5.000%, 6/15/15	579,000	627,061
7.717%, 2/15/19	307,000	376,913
4.750%, 2/8/21	630,000	643,245
5.700%, 6/15/35	92,000	93,909
6.400%, 12/15/36	154,000	144,760
PartnerReinsurance Finance B LLC
5.500%, 6/1/20	46,000	46,323
Principal Life Income Funding Trusts
5.300%, 4/24/13	92,000	99,559
Prudential Financial, Inc.
2.750%, 1/14/13	31,000	31,566
5.100%, 9/20/14	92,000	98,823
3.875%, 1/14/15	41,000	42,299
6.200%, 1/15/15	9,000	9,925
6.000%, 12/1/17	478,000	530,630
7.375%, 6/15/19	170,000	200,437
5.375%, 6/21/20	610,000	637,421
5.700%, 12/14/36	61,000	60,508
Reinsurance Group of America, Inc.
6.450%, 11/15/19	31,000	32,718
Swiss Reinsurance Solutions Holding Corp.
7.000%, 2/15/26	307,000	318,072
Transatlantic Holdings, Inc. 8.000%, 11/30/39	31,000	31,737
Travelers Cos., Inc. 6.750%, 6/20/36	215,000	251,422

		9,741,260

Real Estate Investment Trusts (REITs) (0.2%)
AvalonBay Communities, Inc.
5.700%, 3/15/17	61,000	67,234
6.100%, 3/15/20	61,000	68,216
Digital Realty Trust LP 4.500%, 7/15/15§	61,000	61,376
Entertainment Properties Trust 7.750%, 7/15/20§	31,000	32,782
ERP Operating LP 5.125%, 3/15/16	184,000	198,509
HCP, Inc.
5.650%, 12/15/13	92,000	98,823
6.000%, 1/30/17	100,000	104,588
Health Care REIT, Inc. 6.200%, 6/1/16	390,000	431,537
Healthcare Realty Trust, Inc.
5.125%, 4/1/14	295,000	308,887
6.500%, 1/17/17	31,000	33,432
Hospitality Properties Trust 7.875%, 8/15/14	77,000	85,169
Kimco Realty Corp. 6.875%, 10/1/19	61,000	69,009
Liberty Property LP 4.750%, 10/1/20	61,000	60,363
Mack-Cali Realty LP 7.750%, 8/15/19	61,000	70,989
ProLogis
7.625%, 8/15/14	54,000	60,891
6.250%, 3/15/17	23,000	24,000
6.875%, 3/15/20	3,000	3,185

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM CORE BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2010

	Principal Amount	Value (Note 1)

Simon Property Group LP
4.200%, 2/1/15	$28,000	$29,278
5.250%, 12/1/16	92,000	99,251
5.650%, 2/1/20	77,000	83,293
6.750%, 2/1/40	31,000	35,304

		2,026,116

Thrifts & Mortgage Finance (0.0%)
Western Corporate Federal Credit Union
1.750%, 11/2/12	92,000	93,664

Total Financials		79,802,480

Health Care (1.0%)
Biotechnology (0.0%)
Amgen, Inc.
4.850%, 11/18/14	92,000	101,100
5.700%, 2/1/19	92,000	104,595
4.500%, 3/15/20	15,000	15,571
6.400%, 2/1/39	154,000	177,350
5.750%, 3/15/40	17,000	18,024
Genentech, Inc. 5.250%, 7/15/35	92,000	93,271

		509,911

Health Care Equipment & Supplies (0.1%)
Baxter International, Inc.
1.800%, 3/15/13	12,000	12,189
4.625%, 3/15/15	92,000	100,191
4.250%, 3/15/20	31,000	31,878
6.250%, 12/1/37	31,000	35,635
Covidien International Finance S.A.
1.875%, 6/15/13	61,000	61,731
6.000%, 10/15/17	184,000	209,117
Hospira, Inc. 6.400%, 5/15/15	14,000	15,851
Mead Johnson Nutrition Co.
3.500%, 11/1/14	31,000	32,057
4.900%, 11/1/19	46,000	48,524
5.900%, 11/1/39	31,000	32,093
Stryker Corp.
3.000%, 1/15/15	31,000	31,673
4.375%, 1/15/20	31,000	31,992

		642,931

Health Care Providers & Services (0.2%)
Aetna, Inc.
6.000%, 6/15/16	92,000	104,913
6.750%, 12/15/37	154,000	173,384
CIGNA Corp.
5.125%, 6/15/20	40,000	41,462
7.875%, 5/15/27	31,000	36,274
Express Scripts, Inc. 6.250%, 6/15/14	307,000	343,214
McKesson Corp. 6.500%, 2/15/14	154,000	173,016
Medco Health Solutions, Inc.
7.125%, 3/15/18	31,000	36,379
Quest Diagnostics, Inc.
4.750%, 1/30/20	28,000	27,695
5.750%, 1/30/40	12,000	11,431

	Principal Amount	Value (Note 1)

UnitedHealth Group, Inc.
6.000%, 2/15/18	$154,000	$174,812
6.875%, 2/15/38	154,000	179,289
WellPoint, Inc.
6.000%, 2/15/14	154,000	171,162
7.000%, 2/15/19	307,000	361,381
5.850%, 1/15/36	31,000	31,993
5.800%, 8/15/40	51,000	51,942

		1,918,347

Pharmaceuticals (0.7%)
Abbott Laboratories, Inc.
5.875%, 5/15/16	92,000	106,205
5.600%, 11/30/17	307,000	350,996
4.125%, 5/27/20	1,025,000	1,042,149
6.000%, 4/1/39	92,000	103,861
AstraZeneca plc
5.400%, 9/15/12	92,000	99,208
5.900%, 9/15/17	215,000	248,977
6.450%, 9/15/37	92,000	109,223
Bristol-Myers Squibb Co.
5.450%, 5/1/18	92,000	104,279
6.125%, 5/1/38	154,000	177,871
Eli Lilly and Co.
3.550%, 3/6/12	154,000	158,889
5.200%, 3/15/17	61,000	67,615
5.950%, 11/15/37	92,000	102,080
GlaxoSmithKline Capital, Inc.
4.850%, 5/15/13	246,000	267,106
5.650%, 5/15/18	184,000	210,391
6.375%, 5/15/38	92,000	108,735
Johnson & Johnson
5.150%, 7/15/18	92,000	104,698
5.850%, 7/15/38	123,000	141,577
Merck & Co., Inc.
1.875%, 6/30/11	154,000	155,226
4.000%, 6/30/15	61,000	65,447
6.000%, 9/15/17	92,000	107,510
6.400%, 3/1/28	92,000	105,959
6.550%, 9/15/37	61,000	74,317
5.850%, 6/30/39	1,062,000	1,189,582
Novartis Capital Corp.
1.900%, 4/24/13	18,000	18,287
Novartis Securities Investment Ltd.
5.125%, 2/10/19	246,000	272,084
Pfizer, Inc.
4.450%, 3/15/12	154,000	160,692
4.500%, 2/15/14	154,000	167,410
5.350%, 3/15/15	154,000	173,120
6.200%, 3/15/19	154,000	180,390
7.200%, 3/15/39	984,000	1,273,332
Teva Pharmaceutical Finance Co. LLC
6.150%, 2/1/36	154,000	173,402
Teva Pharmaceutical Finance II B.V./Teva Pharmaceutical Finance III LLC
3.000%, 6/15/15	31,000	31,542
Teva Pharmaceutical Finance III LLC
1.500%, 6/15/12	31,000	31,285
Watson Pharmaceuticals, Inc.
5.000%, 8/15/14	64,000	68,780
6.125%, 8/15/19	52,000	57,582

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM CORE BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2010

	Principal Amount	Value (Note 1)

Wyeth
5.500%, 3/15/13	$92,000	$100,591
5.500%, 2/15/16	77,000	87,108
6.000%, 2/15/36	31,000	34,453
5.950%, 4/1/37	154,000	170,420

		8,202,379

Total Health Care		11,273,568

Industrials (0.7%)
Aerospace & Defense (0.2%)
Boeing Co.
3.500%, 2/15/15	215,000	225,486
6.000%, 3/15/19	154,000	177,180
4.875%, 2/15/20	34,000	36,601
6.125%, 2/15/33	31,000	34,176
5.875%, 2/15/40	94,000	102,263
General Dynamics Corp.
4.250%, 5/15/13	92,000	98,881
Goodrich Corp.
4.875%, 3/1/20	31,000	32,575
Honeywell International, Inc.
4.250%, 3/1/13	246,000	263,093
5.000%, 2/15/19	154,000	168,586
ITT Corp.
4.900%, 5/1/14	20,000	21,471
6.125%, 5/1/19	28,000	31,561
Lockheed Martin Corp.
4.250%, 11/15/19	107,000	108,785
6.150%, 9/1/36	107,000	116,027
5.500%, 11/15/39	77,000	78,454
Northrop Grumman Corp.
3.700%, 8/1/14	46,000	48,306
5.050%, 8/1/19	26,000	27,769
7.750%, 2/15/31	107,000	137,469
Raytheon Co.
6.400%, 12/15/18	92,000	107,616
4.400%, 2/15/20	31,000	31,700
Rockwell Collins, Inc.
5.250%, 7/15/19	15,000	16,063
United Technologies Corp.
5.375%, 12/15/17	92,000	104,040
6.125%, 2/1/19	154,000	180,088
6.125%, 7/15/38	154,000	177,326

		2,325,516

Air Freight & Logistics (0.0%)
FedEx Corp.
8.000%, 1/15/19	154,000	189,968
United Parcel Service, Inc.
4.500%, 1/15/13	92,000	98,414
6.200%, 1/15/38	154,000	180,717

		469,099

Airlines (0.0%)
Continental Airlines, Inc.
9.000%, 7/8/16	73,888	84,971
Delta Air Lines, Inc.
7.750%, 12/17/19	89,811	100,139

		185,110

	Principal Amount	Value (Note 1)

Building Products (0.0%)
CRH America, Inc.
6.000%, 9/30/16	$307,000	$327,586
8.125%, 7/15/18	31,000	35,833

		363,419

Commercial Services & Supplies (0.1%)
Allied Waste North America, Inc.
7.125%, 5/15/16	61,000	64,584
Avery Dennison Corp.
5.375%, 4/15/20	31,000	32,202
Dartmouth College
4.750%, 6/1/19	15,000	16,185
Johns Hopkins University
5.250%, 7/1/19	69,000	75,676
Pitney Bowes, Inc.
4.750%, 1/15/16	31,000	31,941
5.750%, 9/15/17	71,000	74,747
R.R. Donnelley & Sons Co.
4.950%, 4/1/14	153,458	157,224
8.600%, 8/15/16	77,000	88,446
Republic Services, Inc.
5.500%, 9/15/19	96,000	104,692
Vanderbilt University
5.250%, 4/1/19	77,000	84,544
Waste Management, Inc.
5.000%, 3/15/14	31,000	33,505
6.100%, 3/15/18	154,000	172,559
7.000%, 7/15/28	154,000	177,308
Yale University
2.900%, 10/15/14	77,000	79,420

		1,193,033

Electrical Equipment (0.0%)
Amphenol Corp.
4.750%, 11/15/14	31,000	33,118
Emerson Electric Co.
4.125%, 4/15/15	31,000	33,121
4.875%, 10/15/19	230,000	248,112
6.125%, 4/15/39	31,000	35,270

		349,621

Industrial Conglomerates (0.1%)
3M Co.
4.375%, 8/15/13	31,000	33,726
6.375%, 2/15/28	31,000	36,046
Cooper U.S., Inc.
5.250%, 11/15/12	31,000	33,294
General Electric Co.
5.000%, 2/1/13	246,000	262,967
5.250%, 12/6/17	230,000	248,422
Harsco Corp.
2.700%, 10/15/15	31,000	30,210
Ingersoll-Rand Global Holding Co., Ltd.
6.875%, 8/15/18	154,000	177,244
Koninklijke Philips Electronics N.V.
6.875%, 3/11/38	92,000	109,713
Tyco Electronics Group S.A.
6.000%, 10/1/12	138,000	148,373
Tyco International Finance S.A.
6.000%, 11/15/13	92,000	102,059
4.125%, 10/15/14	46,000	48,778

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM CORE BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2010

	Principal Amount	Value (Note 1)

3.375%, 10/15/15	$31,000	$31,678
8.500%, 1/15/19	92,000	117,758

		1,380,268

Machinery (0.1%)
Caterpillar, Inc.
6.050%, 8/15/36	118,000	133,370
Danaher Corp.
5.625%, 1/15/18	154,000	174,292
Deere & Co.
4.375%, 10/16/19	61,000	63,640
5.375%, 10/16/29	31,000	32,792
Dover Corp.
6.600%, 3/15/38	31,000	37,021
Snap-On, Inc.
6.125%, 9/1/21	61,000	64,289

		505,404

Road & Rail (0.2%)
Burlington Northern Santa Fe LLC
5.750%, 3/15/18	154,000	173,519
4.700%, 10/1/19	100,000	104,512
6.150%, 5/1/37	31,000	33,330
Burlington Resources Finance Co.
7.200%, 8/15/31	31,000	36,804
Canadian National Railway Co.
5.550%, 3/1/19	154,000	174,088
6.200%, 6/1/36	107,000	121,970
Canadian Pacific Railway Co.
7.250%, 5/15/19	20,000	23,791
CSX Corp.
6.250%, 4/1/15	31,000	35,229
7.375%, 2/1/19	307,000	370,315
6.150%, 5/1/37	31,000	33,330
JB Hunt Transport Services, Inc.
3.375%, 9/15/15	31,000	30,621
Norfolk Southern Corp.
7.700%, 5/15/17	61,000	74,505
5.750%, 4/1/18	154,000	173,900
5.900%, 6/15/19	20,000	22,645
7.800%, 5/15/27	307,000	395,867
Ryder System, Inc.
3.600%, 3/1/16	61,000	60,813
Union Pacific Corp.
6.125%, 2/15/20	154,000	175,737
4.000%, 2/1/21	20,000	19,714
6.150%, 5/1/37	31,000	33,782

		2,094,472

Total Industrials		8,865,942

Information Technology (0.7%)
Communications Equipment (0.2%)
American Tower Corp.
4.625%, 4/1/15	23,000	24,028
5.050%, 9/1/20	61,000	59,989
Cisco Systems, Inc.
5.500%, 2/22/16	61,000	69,608
4.950%, 2/15/19	169,000	184,170
4.450%, 1/15/20	754,000	789,967
5.900%, 2/15/39	154,000	170,556
5.500%, 1/15/40	517,000	540,096

	Principal Amount	Value (Note 1)

Motorola, Inc.
6.000%, 11/15/17	$92,000	$97,539
Nokia Oyj
5.375%, 5/15/19	154,000	162,523

		2,098,476

Computers & Peripherals (0.2%)
Dell, Inc.
3.375%, 6/15/12	17,000	17,591
5.625%, 4/15/14	61,000	67,361
5.875%, 6/15/19	31,000	33,920
7.100%, 4/15/28	31,000	34,740
6.500%, 4/15/38	92,000	98,256
Hewlett-Packard Co.
4.500%, 3/1/13	184,000	196,946
6.125%, 3/1/14	955,000	1,081,464
4.750%, 6/2/14	307,000	336,374

		1,866,652

Electronic Equipment, Instruments & Components (0.0%)
Arrow Electronics, Inc.
6.000%, 4/1/20	46,000	46,975
Corning, Inc.
6.625%, 5/15/19	6,000	6,925
4.250%, 8/15/20	20,000	19,751
5.750%, 8/15/40	8,000	8,022

		81,673

IT Services (0.2%)
Computer Sciences Corp.
5.500%, 3/15/13	77,000	82,335
Electronic Data Systems Corp.
7.450%, 10/15/29	31,000	39,820
International Business Machines Corp.
4.750%, 11/29/12	92,000	98,769
5.700%, 9/14/17	1,386,000	1,590,787
5.875%, 11/29/32	31,000	34,940
5.600%, 11/30/39	194,000	211,369

		2,058,020

Office Electronics (0.0%)
Xerox Corp.
8.250%, 5/15/14	29,000	33,851
4.250%, 2/15/15	77,000	80,570
6.350%, 5/15/18	92,000	103,707
5.625%, 12/15/19	61,000	65,388
6.750%, 12/15/39	31,000	35,359

		318,875

Semiconductors & Semiconductor Equipment (0.0%)
Analog Devices, Inc.
5.000%, 7/1/14	77,000	82,989
Maxim Integrated Products, Inc.
3.450%, 6/14/13	31,000	31,695

		114,684

Software (0.1%)
Adobe Systems, Inc.
3.250%, 2/1/15	31,000	31,581
4.750%, 2/1/20	38,000	38,870
Microsoft Corp.
2.950%, 6/1/14	58,000	60,377

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM CORE BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2010

	Principal Amount	Value (Note 1)

4.200%, 6/1/19	$54,000	$56,690
5.200%, 6/1/39	46,000	48,029
Oracle Corp.
5.250%, 1/15/16	154,000	173,139
5.750%, 4/15/18	806,000	922,020
6.500%, 4/15/38	15,000	17,483
6.125%, 7/8/39	154,000	172,820

		1,521,009

Total Information Technology		8,059,389

Materials (0.7%)
Chemicals (0.3%)
Air Products and Chemicals, Inc.
4.375%, 8/21/19	61,000	61,324
Airgas, Inc.
2.850%, 10/1/13	31,000	31,243
Cabot Corp.
5.000%, 10/1/16	61,000	64,775
Dow Chemical Co.
7.600%, 5/15/14	68,000	78,430
8.550%, 5/15/19	1,060,000	1,328,443
7.375%, 11/1/29	31,000	37,266
9.400%, 5/15/39	41,000	59,509
E.I. du Pont de Nemours & Co.
5.000%, 7/15/13	92,000	100,627
3.250%, 1/15/15	77,000	79,917
5.250%, 12/15/16	31,000	34,674
6.000%, 7/15/18	353,000	405,878
4.625%, 1/15/20	31,000	32,647
Monsanto Co.
7.375%, 8/15/12	31,000	34,140
5.125%, 4/15/18	31,000	33,749
5.875%, 4/15/38	31,000	33,837
Potash Corp of Saskatchewan, Inc.
5.250%, 5/15/14	25,000	27,337
3.750%, 9/30/15	25,000	25,842
6.500%, 5/15/19	20,000	23,072
4.875%, 3/30/20	21,000	21,939
Praxair, Inc.
2.125%, 6/14/13	31,000	31,667
4.625%, 3/30/15	154,000	167,613
Rohm & Haas Co.
5.600%, 3/15/13	246,000	263,020
Sherwin-Williams Co.
3.125%, 12/15/14	77,000	79,228
Valspar Corp.
7.250%, 6/15/19	61,000	70,355

		3,126,532

Containers & Packaging (0.0%)
Bemis Co., Inc.
5.650%, 8/1/14	17,000	18,611
6.800%, 8/1/19	14,000	16,086
Packaging Corp. of America
5.750%, 8/1/13	267,000	286,329

		321,026

Metals & Mining (0.4%)
Alcoa, Inc.
6.000%, 7/15/13	92,000	101,238
6.750%, 7/15/18	307,000	334,505

	Principal Amount	Value (Note 1)

5.900%, 2/1/27	$92,000	$89,759
Allegheny Technologies, Inc.
9.375%, 6/1/19	46,000	53,739
ArcelorMittal S.A.
5.375%, 6/1/13	92,000	97,792
9.000%, 2/15/15	69,000	82,124
6.125%, 6/1/18	107,000	114,007
9.850%, 6/1/19	77,000	97,314
Barrick (PD) Australia Finance Pty Ltd.
5.950%, 10/15/39	61,000	64,591
Barrick Gold Corp.
6.950%, 4/1/19	77,000	94,485
Barrick N.A. Finance LLC
7.500%, 9/15/38	92,000	115,261
BHP Billiton Finance USA Ltd.
4.800%, 4/15/13	92,000	99,686
5.500%, 4/1/14	154,000	170,421
5.400%, 3/29/17	61,000	67,516
6.500%, 4/1/19	154,000	183,128
Cliffs Natural Resources, Inc.
4.800%, 10/1/20	17,000	16,611
Freeport-McMoRan Copper & Gold, Inc.
8.375%, 4/1/17	307,000	339,619
Newmont Mining Corp.
5.125%, 10/1/19	92,000	101,128
6.250%, 10/1/39	100,000	108,731
Nucor Corp.
5.750%, 12/1/17	92,000	103,668
Rio Tinto Finance USA Ltd.
5.875%, 7/15/13	92,000	101,669
8.950%, 5/1/14	97,000	117,440
6.500%, 7/15/18	92,000	107,258
9.000%, 5/1/19	154,000	206,829
7.125%, 7/15/28	123,000	150,966
Southern Copper Corp.
5.375%, 4/16/20	17,000	17,187
6.750%, 4/16/40	17,000	17,603
Vale Overseas Ltd.
6.250%, 1/23/17	154,000	171,726
6.875%, 11/21/36	1,154,000	1,269,379
6.875%, 11/10/39	52,000	57,457

		4,652,837

Paper & Forest Products (0.0%)
International Paper Co.
5.300%, 4/1/15	181,000	194,970
7.500%, 8/15/21	123,000	145,283
Westvaco Corp.
8.200%, 1/15/30	243,000	256,252

		596,505

Total Materials		8,696,900

Telecommunication Services (1.3%)
Diversified Telecommunication Services (0.9%)
AT&T Corp.
7.300%, 11/15/11	307,000	324,311
8.000%, 11/15/31	4,000	5,028
AT&T, Inc.
4.950%, 1/15/13	92,000	98,612
4.850%, 2/15/14	154,000	166,537
5.100%, 9/15/14	92,000	100,657

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM CORE BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2010

	Principal Amount	Value (Note 1)

5.625%, 6/15/16	$184,000	$206,314
5.800%, 2/15/19	1,286,000	1,447,496
6.500%, 9/1/37	77,000	83,041
6.300%, 1/15/38	215,000	226,814
6.400%, 5/15/38	92,000	97,796
6.550%, 2/15/39	230,000	250,344
5.350%, 9/1/40§	1,006,000	946,109
BellSouth Capital Funding Corp.
7.875%, 2/15/30	154,000	185,548
British Telecommunications plc
9.875%, 12/15/30	154,000	205,256
CenturyLink, Inc.
7.600%, 9/15/39	154,000	155,216
Deutsche Telekom International Finance B.V.
5.250%, 7/22/13	154,000	166,788
4.875%, 7/8/14	77,000	82,754
8.750%, 6/15/30	1,010,000	1,357,388
Embarq Corp.
7.082%, 6/1/16	152,000	168,098
7.995%, 6/1/36	31,000	33,848
France Telecom S.A.
4.375%, 7/8/14	154,000	164,545
8.500%, 3/1/31	184,000	250,135
Qwest Corp.
8.875%, 3/15/12	283,000	305,994
8.375%, 5/1/16	51,000	60,435
Telecom Italia Capital S.A.
5.250%, 11/15/13	92,000	95,846
6.175%, 6/18/14	61,000	64,871
5.250%, 10/1/15	184,000	188,390
7.175%, 6/18/19	61,000	65,266
6.375%, 11/15/33	1,110,000	952,710
7.721%, 6/4/38	261,000	258,625
Telefonica Emisiones S.A.U.
4.949%, 1/15/15	40,000	41,428
6.421%, 6/20/16	154,000	168,321
5.877%, 7/15/19	60,000	61,305
5.134%, 4/27/20	81,000	77,982
7.045%, 6/20/36	92,000	94,132
Verizon Communications, Inc.
7.375%, 9/1/12	184,000	203,151
5.250%, 4/15/13	307,000	333,797
5.500%, 2/15/18	307,000	337,375
6.100%, 4/15/18	92,000	104,505
6.350%, 4/1/19	154,000	177,740
7.750%, 12/1/30	215,000	266,720
6.400%, 2/15/38	261,000	288,714
6.900%, 4/15/38	31,000	36,157

		10,906,099

Wireless Telecommunication Services (0.4%)
America Movil S.A.B. de C.V.
5.625%, 11/15/17	154,000	167,885
6.375%, 3/1/35	31,000	33,978
Cellco Partnership/Verizon Wireless Capital LLC
5.550%, 2/1/14	307,000	338,531
8.500%, 11/15/18	1,035,000	1,354,349
New Cingular Wireless Services, Inc.
8.125%, 5/1/12	92,000	100,500
Rogers Communications, Inc.
6.800%, 8/15/18	184,000	221,216
7.500%, 8/15/38	31,000	38,707

	Principal Amount	Value (Note 1)

Vodafone Group plc
5.000%, 12/16/13	$92,000	$100,150
4.150%, 6/10/14	123,000	129,295
5.625%, 2/27/17	184,000	205,408
5.450%, 6/10/19	61,000	67,032
6.150%, 2/27/37	1,124,000	1,203,242

		3,960,293

Total Telecommunication Services		14,866,392

Utilities (1.2%)
Electric Utilities (0.8%)
Ameren Energy Generating Co.
6.300%, 4/1/20	31,000	30,084
Appalachian Power Co.
7.000%, 4/1/38	77,000	88,968
Arizona Public Service Co.
8.750%, 3/1/19	154,000	192,826
Baltimore Gas & Electric Co.
6.125%, 7/1/13	154,000	169,961
Carolina Power & Light Co.
6.300%, 4/1/38	154,000	173,614
CenterPoint Energy Houston Electric LLC
7.000%, 3/1/14	154,000	175,999
Columbus Southern Power Co.
5.500%, 3/1/13	92,000	99,072
Commonwealth Edison Co.
4.000%, 8/1/20	49,000	48,221
6.450%, 1/15/38	61,000	68,629
Consolidated Edison Co. of New York, Inc.
Series 02-B 7.125%, 12/1/18	307,000	379,604
Series 08-B 6.300%, 8/15/37	31,000	35,388
Series 09-C 6.750%, 4/1/38	31,000	36,926
Consumers Energy Co.
6.700%, 9/15/19	154,000	183,609
Duke Energy Carolinas LLC
7.000%, 11/15/18	154,000	188,347
6.050%, 4/15/38	154,000	172,201
Duke Energy Corp.
5.650%, 6/15/13	184,000	202,049
3.350%, 4/1/15	31,000	31,913
Duke Energy Indiana, Inc.
3.750%, 7/15/20	1,065,000	1,039,693
6.450%, 4/1/39	48,000	56,025
Duke Energy Ohio, Inc.
5.700%, 9/15/12	92,000	99,054
Entergy Gulf States Louisiana LLC
5.590%, 10/1/24	28,000	29,617
Exelon Corp.
4.900%, 6/15/15	92,000	98,112
Exelon Generation Co. LLC
6.200%, 10/1/17	154,000	172,353
6.250%, 10/1/39	92,000	92,590
FirstEnergy Corp.
7.375%, 11/15/31	77,000	81,170
Series B
6.450%, 11/15/11	4,000	4,163

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM CORE BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2010

	Principal Amount	Value (Note 1)

FirstEnergy Solutions Corp.
4.800%, 2/15/15	$61,000	$64,055
6.050%, 8/15/21	123,000	126,354
6.800%, 8/15/39	85,000	82,382
Florida Power & Light Co.
5.950%, 2/1/38	107,000	118,566
5.960%, 4/1/39	54,000	60,027
5.690%, 3/1/40	15,000	16,093
Florida Power Corp.
5.650%, 6/15/18	154,000	173,884
4.550%, 4/1/20	15,000	15,628
5.650%, 4/1/40	23,000	24,184
Georgia Power Co.
4.250%, 12/1/19	63,000	64,869
5.950%, 2/1/39	230,000	250,952
Indiana Michigan Power Co.
7.000%, 3/15/19	154,000	181,830
Interstate Power and Light Co.
6.250%, 7/15/39	18,000	19,791
MidAmerican Energy Co.
5.750%, 11/1/35	31,000	32,467
MidAmerican Energy Holdings Co.
3.150%, 7/15/12	69,000	71,065
5.875%, 10/1/12	184,000	198,529
6.125%, 4/1/36	92,000	99,377
5.950%, 5/15/37	31,000	32,700
6.500%, 9/15/37	92,000	104,072
Nevada Power Co.
6.500%, 8/1/18	92,000	106,226
NextEra Energy Capital Holdings, Inc.
2.550%, 11/15/13	15,000	15,336
6.000%, 3/1/19	154,000	170,688
Northern States Power Co.
1.950%, 8/15/15	31,000	30,486
5.250%, 3/1/18	92,000	101,478
5.350%, 11/1/39	12,000	12,356
NSTAR
4.500%, 11/15/19	31,000	32,139
NSTAR Electric Co.
5.500%, 3/15/40	15,000	15,440
Ohio Power Co.
5.375%, 10/1/21	61,000	64,950
Oncor Electric Delivery Co. LLC
6.375%, 5/1/12	31,000	33,005
7.000%, 9/1/22	154,000	180,900
Pacific Gas & Electric Co.
8.250%, 10/15/18	307,000	398,870
6.050%, 3/1/34	92,000	100,731
PacifiCorp
5.650%, 7/15/18	154,000	176,258
6.000%, 1/15/39	92,000	101,474
Portland General Electric Co.
6.100%, 4/15/19	77,000	88,393
PPL Electric Utilities Corp.
6.250%, 5/15/39	9,000	10,173
PPL Energy Supply LLC
6.500%, 5/1/18	31,000	34,516
PSEG Power LLC
2.500%, 4/15/13	23,000	23,463
5.125%, 4/15/20	25,000	26,013

	Principal Amount	Value (Note 1)

Public Service Co. of Colorado
5.125%, 6/1/19	$15,000	$16,358
6.500%, 8/1/38	154,000	181,849
Public Service Co. of Oklahoma
5.150%, 12/1/19	23,000	24,081
Public Service Electric & Gas Co.
5.375%, 9/1/13	92,000	101,131
5.300%, 5/1/18	154,000	172,257
Puget Sound Energy, Inc.
5.757%, 10/1/39	77,000	77,057
5.795%, 3/15/40	31,000	30,971
5.764%, 7/15/40	31,000	30,838
San Diego Gas & Electric Co.
6.000%, 6/1/39	9,000	9,989
South Carolina Electric & Gas Co.
6.050%, 1/15/38	31,000	33,471
Southern California Edison Co.
5.750%, 3/15/14	184,000	205,358
5.950%, 2/1/38	31,000	34,111
6.050%, 3/15/39	154,000	171,252
5.500%, 3/15/40	31,000	32,144
Southern Co.
5.300%, 1/15/12	154,000	161,050
4.150%, 5/15/14	23,000	24,207
Southern Natural Gas Co.
5.900%, 4/1/17§	154,000	165,144
Southwestern Electric Power Co.
6.200%, 3/15/40	15,000	15,097
Tampa Electric Co.
6.100%, 5/15/18	31,000	34,897
Toledo Edison Co.
6.150%, 5/15/37	154,000	159,082
TransAlta Corp.
6.500%, 3/15/40	21,000	21,439
Union Electric Co.
6.700%, 2/1/19	92,000	107,242
8.450%, 3/15/39	61,000	84,376
Virginia Electric & Power Co.
8.875%, 11/15/38	92,000	133,365
Series A 4.750%, 3/1/13	92,000	98,125
6.000%, 5/15/37	31,000	33,823
Series B 5.000%, 6/30/19	61,000	66,023
Wisconsin Electric Power Co.
4.250%, 12/15/19	31,000	31,923
Wisconsin Power & Light Co.
5.000%, 7/15/19	31,000	33,446

		9,700,014

Gas Utilities (0.0%)
Boardwalk Pipelines LP
5.750%, 9/15/19	61,000	65,164
EQT Corp.
8.125%, 6/1/19	38,000	44,213
ONEOK, Inc.
6.000%, 6/15/35	31,000	30,030

		139,407

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM CORE BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2010

	Principal Amount	Value (Note 1)

Independent Power Producers & Energy Traders (0.1%)
Tennessee Valley Authority
5.500%, 7/18/17	$184,000	$212,047
6.150%, 1/15/38	461,000	554,115
5.250%, 9/15/39	131,000	138,496

		904,658

Multi-Utilities (0.3%)
Alliant Energy Corp.
4.000%, 10/15/14	31,000	32,119
Avista Corp.
5.125%, 4/1/22	35,000	35,967
CenterPoint Energy Resources Corp.
7.875%, 4/1/13	92,000	104,000
6.000%, 5/15/18	154,000	169,819
Dominion Resources, Inc.
5.000%, 12/1/14	92,000	100,037
8.875%, 1/15/19	154,000	199,540
5.200%, 8/15/19	64,000	69,289
5.950%, 6/15/35	31,000	32,944
7.000%, 6/15/38	890,000	1,070,579
DTE Energy Co.
7.625%, 5/15/14	23,000	26,510
6.350%, 6/1/16	92,000	103,454
National Grid plc
6.300%, 8/1/16	154,000	175,812
NiSource Finance Corp.
10.750%, 3/15/16	307,000	410,580
5.450%, 9/15/20	31,000	31,946
6.125%, 3/1/22	31,000	33,401
Sempra Energy
6.000%, 2/1/13	92,000	99,735
6.500%, 6/1/16	181,000	210,125

		2,905,857

Total Utilities		13,649,936

Total Corporate Bonds		190,853,997

Government Securities (64.1%)
Agency ABS (0.7%)
Federal Farm Credit Bank
1.110%, 6/14/12	61,000	61,211
0.790%, 9/27/12	31,000	31,001
2.620%, 6/15/15	31,000	31,306
Federal Home Loan Bank
1.125%, 5/18/12	154,000	155,333
1.750%, 8/22/12	614,000	625,776
4.500%, 11/15/12	614,000	657,748
1.625%, 3/20/13	154,000	156,782
1.875%, 6/21/13	154,000	157,589
Federal Home Loan Mortgage Corp.
1.125%, 4/25/12	61,000	61,505
1.375%, 1/9/13	614,000	621,885
1.125%, 1/14/13	154,000	154,232
1.300%, 7/26/13	184,000	184,072
1.500%, 7/26/13	123,000	123,081
1.150%, 8/23/13	31,000	30,933
2.125%, 10/7/13	38,000	38,168
1.500%, 10/28/13	31,000	31,019
1.400%, 11/18/13	61,000	61,145

	Principal Amount	Value (Note 1)

1.625%, 1/21/14	$31,000	$31,162
1.450%, 2/24/14	61,000	60,978
1.350%, 3/28/14	61,000	60,766
2.875%, 2/9/15	230,000	239,460
2.750%, 7/7/15	31,000	31,005
2.375%, 7/28/15	154,000	154,215
2.250%, 8/12/15	31,000	30,960
2.000%, 8/25/15	31,000	30,560
2.125%, 8/25/15	61,000	60,342
Federal National Mortgage Association
1.000%, 4/4/12	200,000	201,313
1.250%, 6/22/12	154,000	155,611
0.800%, 8/16/12	61,000	61,017
0.850%, 8/17/12	31,000	31,015
1.750%, 2/22/13	614,000	626,965
1.100%, 4/29/13	61,000	60,914
1.375%, 7/19/13	154,000	154,484
1.250%, 7/29/13	123,000	123,116
1.300%, 8/9/13	31,000	31,020
1.250%, 8/16/13	92,000	92,067
1.350%, 8/16/13	31,000	31,025
1.250%, 8/23/13	123,000	122,839
1.200%, 9/27/13	92,000	91,834
1.125%, 9/30/13	921,000	922,993
1.125%, 10/8/13	61,000	60,580
1.000%, 10/15/13	61,000	60,552
1.500%, 2/4/14	31,000	31,028
1.350%, 2/24/14	61,000	60,793
1.550%, 8/12/14	61,000	60,490
1.750%, 8/18/14	31,000	31,056
3.125%, 1/21/15	31,000	31,040
2.150%, 8/4/15	31,000	30,921
2.000%, 8/5/15	61,000	60,901
2.125%, 8/5/15	31,000	30,705
2.000%, 8/24/15	61,000	60,394
2.000%, 9/30/15	154,000	150,879
1.875%, 10/15/15	61,000	60,387
2.000%, 3/28/16	31,000	30,282
2.250%, 3/28/16	31,000	30,520
2.350%, 9/23/16	31,000	30,550
4.000%, 1/20/17	230,000	230,348
4.000%, 9/30/25	31,000	29,373

		7,669,246

Foreign Governments (0.9%)
Canadian Government Bond
2.375%, 9/10/14	215,000	221,671
Export-Import Bank of Korea
8.125%, 1/21/14	461,000	527,348
Federative Republic of Brazil
10.250%, 6/17/13	307,000	368,400
8.000%, 1/15/18	320,000	374,400
8.875%, 10/14/19	246,000	324,720
8.875%, 4/15/24	184,000	253,920
10.125%, 5/15/27	338,000	517,140
8.250%, 1/20/34	307,000	409,077
11.000%, 8/17/40	154,000	207,053
Province of British Columbia 2.850%, 6/15/15	46,000	47,356
Province of Manitoba 5.000%, 2/15/12	184,000	192,871

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM CORE BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2010

	Principal Amount	Value (Note 1)

Province of Nova Scotia 5.125%, 1/26/17	$92,000	$102,431
Province of Ontario 2.625%, 1/20/12	461,000	470,465
4.950%, 6/1/12	154,000	163,209
4.100%, 6/16/14	307,000	331,619
4.950%, 11/28/16	184,000	203,980
4.000%, 10/7/19	123,000	126,354
Province of Quebec 4.875%, 5/5/14	184,000	203,639
4.625%, 5/14/18	184,000	199,056
7.125%, 2/9/24	154,000	196,973
7.500%, 9/15/29	154,000	211,465
Republic of Chile 5.500%, 1/15/13	154,000	166,483
Republic of Italy 4.375%, 6/15/13	307,000	319,414
5.250%, 9/20/16	399,000	411,842
6.875%, 9/27/23	307,000	338,333
Republic of Korea 5.750%, 4/16/14	154,000	168,234
7.125%, 4/16/19	154,000	183,399
Republic of Panama 5.200%, 1/30/20	107,000	113,420
8.875%, 9/30/27	61,000	83,570
9.375%, 4/1/29	46,000	64,515
6.700%, 1/26/36	92,000	102,580
Republic of Peru 8.375%, 5/3/16	230,000	284,050
7.125%, 3/30/19	77,000	92,015
6.550%, 3/14/37	92,000	100,740
Republic of Poland 5.000%, 10/19/15	307,000	326,124
6.375%, 7/15/19	43,000	48,169
Republic of South Africa 5.875%, 5/30/22	215,000	232,737
State of Israel 5.125%, 3/1/14	31,000	33,952
5.125%, 3/26/19	138,000	148,152
United Mexican States 6.375%, 1/16/13	92,000	100,510
5.875%, 2/17/14	230,000	261,625
5.625%, 1/15/17	338,000	373,828
5.950%, 3/19/19	307,000	342,305
8.300%, 8/15/31	215,000	283,800
6.050%, 1/11/40	338,000	345,605

		10,578,549

Municipal Bonds (0.3%)
Bay Area Toll Authority California State
6.793%, 4/1/30	31,000	31,088
6.918%, 4/1/40	31,000	31,218
6.263%, 4/1/49	92,000	90,903
7.043%, 4/1/50	61,000	61,680
Central Puget Sound Washington Regional Transportation Authority
5.491%, 11/1/39	61,000	60,945
City & County of Denver, Colorado
5.650%, 8/1/30	31,000	30,110
City of Chicago, Illinois 6.845%, 1/1/38	38,000	36,366
6.395%, 1/1/40	21,000	19,818

	Principal Amount	Value (Note 1)

Clark County, Nevada Airport 6.881%, 7/1/42	$61,000	$60,173
Los Angeles, California Community College District
6.600%, 8/1/42	31,000	31,414
6.750%, 8/1/49	61,000	62,952
Los Angeles, California Unified School District
5.755%, 7/1/29	31,000	29,394
5.750%, 7/1/34	77,000	71,920
6.758%, 7/1/34	58,000	60,073
Massachusetts State Water Pollution Abatement
5.192%, 8/1/40	45,000	43,051
Metropolitan Government of Nashville & Davidson County Convention Center Authority
6.731%, 7/1/43	46,000	45,297
Metropolitan Transportation Authority
6.548%, 11/15/31	31,000	30,401
6.648%, 11/15/39	31,000	30,295
6.668%, 11/15/39	23,000	22,999
6.687%, 11/15/40	307,000	307,304
Metropolitan Washington Airports Authority
7.462%, 10/1/46	89,000	86,546
Municipal Electric Authority of Georgia
6.637%, 4/1/57	38,000	37,145
7.055%, 4/1/57	61,000	56,029
New Jersey Economic Development Authority
7.425%, 2/15/29	138,000	147,410
New Jersey Transportation Trust Fund Authority
6.561%, 12/15/40	31,000	31,215
New York City Municipal Water Finance Authority
5.724%, 6/15/42	38,000	36,641
6.011%, 6/15/42	11,000	10,990
New York City Transitional Finance Authority
5.508%, 8/1/37	92,000	88,573
New York State Dormitory Authority
5.500%, 3/15/30	31,000	30,573
5.600%, 3/15/40	31,000	30,476
New York State Urban Development Corp.
5.770%, 3/15/39	18,000	17,801
North Texas Tollway Authority 6.718%, 1/1/49	88,000	86,152
Ohio State University 4.910%, 6/1/40	61,000	55,226
Pennsylvania State Turnpike Commission
5.511%, 12/1/45	69,000	61,180
5.561%, 12/1/49	92,000	79,483
Salt River Project Agricultural Improvement & Power District
4.839%, 1/1/41	18,000	16,398
San Diego County, California Water Authority
6.138%, 5/1/49	31,000	31,043
San Francisco City & County Public Utilities Commission
6.000%, 11/1/40	123,000	116,978
State of California 7.550%, 4/1/39	427,000	442,859
7.350%, 11/1/39	61,000	61,784
State of Georgia 4.503%, 11/1/25	31,000	30,592

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM CORE BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2010

	Principal Amount	Value (Note 1)

State of Illinois 2.766%, 1/1/12	$31,000	$31,077
3.321%, 1/1/13	31,000	30,965
4.071%, 1/1/14	31,000	31,209
4.421%, 1/1/15	31,000	31,046
5.100%, 6/1/33	491,000	367,351
6.630%, 2/1/35	154,000	139,986
State of Massachusetts 5.456%, 12/1/39	77,000	77,195
State of New York 5.206%, 10/1/31	46,000	42,209
State of Utah 4.554%, 7/1/24	55,000	55,649
State of Washington 5.090%, 8/1/33	31,000	30,187
5.481%, 8/1/39	61,000	58,720
5.140%, 8/1/40	31,000	29,622
Texas State Transportation Commission
5.178%, 4/1/30	184,000	182,281
University of Texas 4.794%, 8/15/46	55,000	49,706
Virginia Commonwealth Transportation Board 5.350%, 5/15/35	123,000	120,373

		3,990,071

Supranational (0.9%)
African Development Bank 1.875%, 1/23/12	307,000	311,175
3.000%, 5/27/14	307,000	321,506
Asian Development Bank 4.250%, 10/20/14	184,000	201,332
5.500%, 6/27/16	307,000	354,707
Corp. Andina de Fomento 5.750%, 1/12/17	154,000	162,119
8.125%, 6/4/19	46,000	54,168
Eksportfinans ASA 5.500%, 5/25/16	1,055,000	1,187,482
European Investment Bank 1.750%, 9/14/12	307,000	312,525
3.250%, 5/15/13	307,000	322,229
4.250%, 7/15/13	491,000	528,239
3.000%, 4/8/14	307,000	321,736
3.125%, 6/4/14	154,000	162,007
2.875%, 1/15/15	307,000	318,420
4.875%, 1/17/17	1,814,000	2,021,601
5.125%, 5/30/17	399,000	450,278
4.875%, 2/15/36	154,000	157,460
Export Development Canada 1.750%, 9/24/12	307,000	312,562
3.500%, 5/16/13	184,000	194,563
Inter-American Development Bank
4.375%, 9/20/12	184,000	195,364
4.750%, 10/19/12	307,000	328,853
3.500%, 3/15/13	307,000	324,656
5.125%, 9/13/16	92,000	104,711
3.875%, 2/14/20	307,000	321,856
International Bank for Reconstruction & Development
2.000% I, 4/2/12	614,000	626,097
5.000%, 4/1/16	184,000	206,987

	Principal Amount	Value (Note 1)

4.750%, 2/15/35	$31,000	$31,941
International Finance Corp. 3.000%, 4/22/14	392,000	413,499
Japan Finance Corp. 4.250%, 6/18/13	184,000	197,547
Korea Development Bank 5.300%, 1/17/13	184,000	194,948
Nordic Investment Bank 3.625%, 6/17/13	184,000	195,131
Svensk Exportkredit AB 5.125%, 3/1/17	92,000	102,037

		10,937,736

U.S. Government Agencies (32.2%)
Federal Farm Credit Bank 1.125%, 10/3/11	61,000	61,306
1.875%, 12/7/12	92,000	94,118
2.625%, 4/17/14	307,000	320,310
Federal Home Loan Bank 4.875%, 11/18/11	614,000	637,865
2.250%, 4/13/12	614,000	627,889
1.875%, 6/20/12	154,000	157,050
1.625%, 11/21/12	200,000	203,626
5.125%, 8/14/13	399,000	441,800
4.000%, 9/6/13	491,000	528,736
5.250%, 6/18/14	1,228,000	1,393,850
5.500%, 8/13/14	399,000	456,431
4.750%, 12/16/16	154,000	172,220
4.875%, 5/17/17	461,000	519,686
5.000%, 11/17/17	614,000	696,120
5.500%, 7/15/36	92,000	101,340
Federal Home Loan Mortgage Corp.
1.125%, 12/15/11	184,000	185,278
2.125%, 3/23/12	921,000	939,357
2.000%, 4/27/12	123,000	123,571
1.750%, 6/15/12	307,000	312,402
4.125%, 12/21/12	1,536,000	1,637,162
2.500%, 4/8/13	307,000	308,692
3.750%, 6/28/13	307,000	328,782
4.500%, 1/15/14	1,536,000	1,688,493
2.500%, 4/23/14	307,000	318,077
5.000%, 7/15/14	614,000	688,197
4.750%, 11/17/15	921,000	1,031,726
5.500%, 7/18/16	307,000	355,553
5.000%, 4/18/17	123,000	138,884
5.125%, 11/17/17	768,000	874,531
4.250%, 12/12/18	307,000	316,022
3.750%, 3/27/19	530,000	548,640
4.500%, 12/1/19	1,367,065	1,440,491
5.000%, 12/1/21	1,137,751	1,213,705
5.500%, 8/1/22	168,501	181,263
6.000%, 9/1/22	136,963	148,198
5.500%, 1/1/23	131,667	141,229
5.500%, 2/1/23	100,383	107,672
5.000%, 5/1/23	177,971	188,295
5.000%, 7/1/23	329,087	348,177
5.000%, 11/1/23	216,302	228,849
5.500%, 12/1/23	224,549	241,106
5.000%, 1/1/24	326,417	345,351
4.000%, 2/1/24	199,810	205,453
6.000%, 2/1/24	170,030	184,509

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM CORE BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2010

	Principal Amount	Value (Note 1)

5.000%, 3/1/24	$130,831	$138,420
5.000%, 4/1/24	386,283	408,691
4.000%, 7/1/24	1,420,136	1,462,321
4.500%, 7/1/24	1,572,008	1,642,195
6.000%, 10/1/24	369,493	400,495
4.500%, 2/1/25	555,104	579,888
4.000%, 3/1/25	1,087,267	1,117,974
6.750%, 3/15/31	184,000	235,603
6.250%, 7/15/32	92,000	112,382
5.500%, 7/1/35	934,579	1,001,569
5.000%, 11/1/35	2,364,701	2,486,723
5.000%, 12/1/35	969,805	1,019,849
6.000%, 6/1/36	3,932,747	4,264,112
5.000%, 10/1/36	4,109,816	4,321,345
6.500%, 11/1/36	1,956,018	2,164,456
5.500%, 12/1/36	67,105	71,538
5.568%, 12/1/36 (l)	626,252	660,831
7.000%, 2/1/37	1,905,026	2,139,211
5.500%, 3/1/37	206,832	220,494
4.500%, 4/1/37	478,963	494,193
5.750%, 5/1/37 (l)	955,858	1,024,262
6.000%, 5/1/37	141,787	153,423
5.500%, 11/1/37	77,947	83,035
5.239%, 1/1/38 (l)	1,061,357	1,110,255
5.500%, 4/1/38	2,858,362	3,053,423
5.500%, 5/1/38	1,687,185	1,795,468
4.500%, 6/1/38	1,685,189	1,734,560
5.500%, 7/1/38	171,587	182,599
6.000%, 7/1/38	569,376	619,931
5.500%, 8/1/38	277,343	295,143
6.000%, 8/1/38	113,383	122,564
5.500%, 9/1/38	116,859	124,359
6.000%, 9/1/38	73,944	79,932
5.500%, 10/1/38	444,869	473,421
6.000%, 10/1/38	11,345	12,263
5.000%, 11/1/38	565,217	594,737
5.500%, 11/1/38	1,372,068	1,460,127
6.000%, 11/1/38	2,651,303	2,865,997
5.500%, 1/1/39	3,409,464	3,642,134
4.500%, 2/1/39	876,139	898,522
5.000%, 3/1/39	490,387	516,688
4.000%, 5/1/39	1,237,251	1,229,759
4.500%, 6/1/39	1,275,186	1,307,763
4.000%, 7/1/39	1,475,466	1,466,532
4.500%, 7/1/39	1,387,662	1,423,113
5.000%, 7/1/39	2,177,852	2,283,086
5.000%, 9/1/39	397,328	417,645
4.500%, 10/1/39	3,494,900	3,585,268
4.500%, 2/1/40	1,904,646	1,957,746
5.000%, 7/1/40	1,500,393	1,577,112
4.500%, 9/1/40	444,457	455,811
4.000%, 10/1/40	610,876	607,559
Federal National Mortgage Association
1.000%, 11/23/11	180,000	181,022
2.000%, 1/9/12	921,000	935,832
5.000%, 2/16/12	798,000	838,156
1.875%, 4/20/12	230,000	234,120
1.750%, 8/10/12	614,000	625,471
1.750%, 12/28/12	61,000	61,340
1.500%, 7/19/13	154,000	154,046
4.625%, 10/15/13	1,597,000	1,752,947

	Principal Amount	Value (Note 1)

2.750%, 2/5/14	$921,000	$962,415
3.000%, 9/16/14	307,000	323,359
2.625%, 11/20/14	230,000	238,745
4.375%, 10/15/15	921,000	1,013,785
5.000%, 2/13/17	307,000	346,410
5.000%, 5/11/17	491,000	550,583
5.500%, 6/1/22	143,684	154,651
5.500%, 9/1/22	28,864	31,130
4.500%, 4/1/23	1,954,188	2,060,676
5.000%, 5/1/23	1,242,762	1,318,736
5.500%, 5/1/23	1,176,390	1,266,182
4.500%, 6/1/23	810,388	853,788
5.000%, 6/1/23	910,473	966,133
5.500%, 9/1/23	270,655	291,313
5.500%, 10/1/23	11,649	12,546
6.000%, 12/1/23	277,914	301,938
4.000%, 2/1/24	718,256	740,196
4.000%, 6/1/24	3,045,459	3,138,489
4.500%, 7/1/24	1,403,497	1,470,767
4.500%, 1/1/25	9,985,613	10,464,221
4.000%, 2/1/25	9,231,774	9,513,776
5.000%, 4/1/25	3,676,575	3,901,334
6.250%, 5/15/29	307,000	376,646
7.125%, 1/15/30	338,000	447,506
6.625%, 11/15/30	921,000	1,162,089
5.500%, 4/1/33	1,424,337	1,532,219
5.500%, 11/1/33	356,717	383,735
5.000%, 4/1/35	1,479,062	1,559,717
6.000%, 4/1/35	1,567,468	1,719,929
5.000%, 6/1/35	1,062,647	1,121,093
5.000%, 7/1/35	1,626,156	1,716,103
4.500%, 8/1/35	684,172	705,204
5.000%, 8/1/35	2,074,140	2,185,625
4.500%, 9/1/35	140,092	144,399
5.500%, 10/1/35	405,642	435,859
5.500%, 12/1/35	2,078,475	2,233,630
5.381%, 1/1/36 (l)	1,053,659	1,116,412
5.000%, 2/1/36	2,853,708	3,007,095
5.500%, 6/1/36	6,329,912	6,799,463
6.000%, 7/1/36	10,779	11,731
6.500%, 7/1/36	5,684,804	6,334,116
6.000%, 8/1/36	11,386	12,393
6.000%, 9/1/36	1,276,219	1,389,044
6.500%, 9/1/36	3,546,194	3,935,722
5.500%, 11/1/36	9,436	10,101
6.500%, 11/1/36	154,081	171,006
5.500%, 1/1/37	772,387	826,786
6.500%, 1/1/37	98,888	109,751
6.000%, 6/1/37	166,489	180,835
5.000%, 7/1/37	10,362,469	10,938,881
6.000%, 7/1/37	148,784	161,605
6.000%, 8/1/37	185,170	201,127
5.374%, 9/1/37 (l)	346,112	365,159
6.000%, 9/1/37	149,869	162,783
5.569%, 10/1/37 (l)	897,407	947,280
6.000%, 10/1/37	199,496	216,593
6.500%, 10/1/37	170,308	189,015
6.000%, 11/1/37	3,058,679	3,320,817
6.500%, 11/1/37	181,690	201,720
6.500%, 12/1/37	40,582	45,040
5.000%, 2/1/38	1,365,287	1,440,805

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM CORE BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2010

	Principal Amount	Value (Note 1)

5.500%, 3/1/38	$872,913	$932,755
6.000%, 5/1/38	12,347,944	13,406,201
4.971%, 7/1/38 (l)	1,163,458	1,222,446
5.500%, 7/1/38	4,665,539	4,985,384
6.000%, 7/1/38	10,467	11,392
5.500%, 9/1/38	22,654,819	24,292,869
6.000%, 9/1/38	30,872	33,554
6.500%, 9/1/38	81,920	90,918
6.000%, 11/1/38	881,163	956,741
6.500%, 11/1/38	142,644	158,313
6.000%, 12/1/38	26,273	28,500
5.000%, 1/1/39	2,411,800	2,540,680
5.483%, 1/1/39 (l)	203,326	217,075
5.601%, 1/1/39 (l)	894,160	947,585
4.000%, 2/1/39	67,952	67,894
5.000%, 3/1/39	1,270,645	1,341,721
4.500%, 5/1/39	1,383,665	1,425,337
4.000%, 6/1/39	1,137,404	1,132,872
4.500%, 6/1/39	2,620,607	2,692,162
4.000%, 7/1/39	676,107	673,413
4.500%, 7/1/39	3,436,208	3,530,033
5.000%, 7/1/39	26,710,029	28,070,571
4.000%, 8/1/39	2,761,967	2,751,783
4.500%, 8/1/39	277,064	284,630
5.000%, 8/1/39	1,664,031	1,748,793
4.000%, 9/1/39	1,025,726	1,022,120
4.500%, 9/1/39	2,882,483	2,968,394
5.000%, 10/1/39	389,359	409,192
4.500%, 1/1/40	1,443,419	1,487,793
4.500%, 2/1/40	859,508	885,394
4.500%, 5/1/40	1,430,889	1,471,300
4.500%, 6/1/40	2,050,175	2,106,154
4.500%, 10/1/40	39,412,943	40,489,102
4.000%, 11/1/40	8,486,679	8,452,865
Government National Mortgage Association
6.500%, 9/15/36	37,445	42,141
5.500%, 4/15/37	186,798	202,748
5.500%, 5/15/37	40,157	43,454
6.500%, 5/15/37	56,431	63,516
6.500%, 9/15/37	40,234	45,247
6.500%, 10/15/37	46,243	52,056
6.000%, 1/15/38	287,421	315,658
5.500%, 2/15/38	2,488,208	2,699,923
5.500%, 4/15/38	160,945	173,908
5.500%, 6/15/38	405,319	437,966
6.500%, 6/15/38	63,648	71,659
5.500%, 7/15/38	123,584	133,538
6.000%, 7/15/38	842,936	926,521
5.500%, 8/15/38	282,572	305,332
6.000%, 8/15/38	180,138	197,778
6.500%, 8/15/38	233,468	262,561
6.000%, 9/15/38	246,284	270,402
6.500%, 9/15/38	307,309	345,602
6.000%, 10/15/38	1,439,011	1,579,933
6.500%, 10/15/38	269,216	302,762
6.000%, 11/15/38	403,417	442,924
5.500%, 12/15/38	1,348,933	1,457,711
6.000%, 12/15/38	741,218	813,805
6.500%, 12/15/38	397,176	447,102
5.500%, 1/15/39	681,511	736,405
6.000%, 1/15/39	147,011	161,408

	Principal Amount	Value (Note 1)

5.000%, 2/15/39	$2,166,425	$2,303,435
4.500%, 4/15/39	64,400	66,954
4.500%, 5/15/39	1,656,553	1,727,409
4.500%, 6/15/39	2,395,330	2,490,301
5.000%, 6/15/39	287,036	308,059
6.000%, 6/15/39	16,073	17,698
4.500%, 7/15/39	862,699	896,904
5.500%, 7/15/39	31,854	34,419
6.000%, 8/15/39	23,182	25,453
4.000%, 9/15/39	1,146,499	1,156,441
4.500%, 9/15/39	814,011	846,285
5.000%, 9/15/39	5,420,099	5,778,692
5.500%, 10/15/39	933,282	1,008,455
6.000%, 10/15/39	31,383	34,456
4.500%, 12/15/39	1,471,190	1,534,118
4.500%, 1/15/40	553,162	575,094
5.000%, 1/15/40	2,848,925	3,041,561
4.500%, 2/15/40	1,749,878	1,822,042
5.000%, 2/15/40	270,421	287,523
4.500%, 5/15/40	1,503,632	1,567,948
4.500%, 8/15/40	913,672	949,898

		377,642,821

U.S. Treasuries (29.1%)
U.S. Treasury Bonds
11.250%, 2/15/15	522,000	723,296
8.125%, 8/15/19	1,013,000	1,411,315
3.625%, 2/15/20	35,035,800	36,360,574
8.500%, 2/15/20	1,228,000	1,756,999
8.750%, 8/15/20	1,413,000	2,064,084
7.875%, 2/15/21	768,000	1,071,360
8.125%, 5/15/21	461,000	654,404
8.125%, 8/15/21	307,000	437,187
8.000%, 11/15/21	1,474,000	2,084,789
7.250%, 8/15/22	307,000	415,026
7.125%, 2/15/23	10,996,000	14,769,003
6.250%, 8/15/23	461,000	579,419
7.625%, 2/15/25	19,479,000	27,623,657
6.000%, 2/15/26	921,000	1,138,730
6.750%, 8/15/26	522,000	693,118
6.625%, 2/15/27	584,000	768,142
6.125%, 11/15/27	768,000	964,800
5.500%, 8/15/28	491,000	578,536
5.250%, 11/15/28	891,000	1,021,170
5.250%, 2/15/29	676,000	775,287
6.125%, 8/15/29	768,000	971,400
5.375%, 2/15/31	8,279,000	9,664,441
4.500%, 2/15/36	1,228,000	1,271,363
4.750%, 2/15/37	7,584,000	8,150,434
5.000%, 5/15/37	369,000	411,723
4.375%, 2/15/38	768,000	776,160
4.500%, 5/15/38	768,000	791,280
4.250%, 5/15/39	2,150,000	2,118,085
4.500%, 8/15/39	2,150,000	2,207,781
4.375%, 11/15/39	2,242,000	2,253,909
4.625%, 2/15/40	1,751,000	1,834,172
4.375%, 5/15/40	10,229,000	10,278,508
U.S. Treasury Notes
1.125%, 12/15/11	1,075,000	1,083,104
1.000%, 12/31/11	1,843,000	1,855,022
1.125%, 1/15/12	1,536,000	1,548,300
4.750%, 1/31/12	1,536,000	1,608,240

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM CORE BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2010

	Principal Amount	Value (Note 1)

1.375%, 2/15/12	$1,536,000	$1,553,280
4.875%, 2/15/12	1,013,000	1,063,769
1.375%, 3/15/12	1,536,000	1,555,080
1.000%, 3/31/12	1,536,000	1,547,766
1.375%, 4/15/12	614,000	621,843
1.375%, 5/15/12	921,000	933,232
4.750%, 5/31/12	1,536,000	1,629,661
1.875%, 6/15/12	1,536,000	1,568,340
4.625%, 7/31/12	184,000	196,089
1.750%, 8/15/12	1,075,000	1,097,088
4.375%, 8/15/12	614,000	652,855
4.125%, 8/31/12	307,000	325,396
1.375%, 9/15/12	1,536,000	1,558,260
1.375%, 10/15/12	1,536,000	1,558,621
4.000%, 11/15/12	1,013,000	1,078,449
3.625%, 12/31/12	1,228,000	1,302,448
1.375%, 1/15/13	1,536,000	1,559,399
1.375%, 2/15/13	1,843,000	1,870,789
3.875%, 2/15/13	1,628,000	1,739,544
2.750%, 2/28/13	1,228,000	1,283,547
1.375%, 3/15/13	1,536,000	1,558,441
3.125%, 4/30/13	768,000	811,320
3.500%, 5/31/13	614,000	654,677
3.375%, 6/30/13	1,228,000	1,307,533
1.000%, 7/15/13	1,536,000	1,543,557
3.375%, 7/31/13	921,000	982,376
3.125%, 8/31/13	1,536,000	1,629,479
3.125%, 9/30/13	1,321,000	1,401,395
2.750%, 10/31/13	28,581,000	30,043,547
4.250%, 11/15/13	1,228,000	1,343,605
1.500%, 12/31/13	13,915,000	14,115,028
1.750%, 1/31/14	2,918,000	2,979,097
4.000%, 2/15/14	1,228,000	1,337,752
1.875%, 2/28/14	2,610,000	2,672,802
1.750%, 3/31/14	2,150,000	2,192,159
1.875%, 4/30/14	1,536,000	1,570,919
4.750%, 5/15/14	1,843,000	2,058,544
2.250%, 5/31/14	1,689,000	1,747,191
2.625%, 6/30/14	2,150,000	2,249,941
2.625%, 7/31/14	2,457,000	2,569,676
4.250%, 8/15/14	1,720,000	1,897,375
2.375%, 8/31/14	1,228,000	1,272,132
2.375%, 9/30/14	1,536,000	1,590,960
2.375%, 10/31/14	2,303,000	2,383,785
4.250%, 11/15/14	1,536,000	1,698,120
2.125%, 11/30/14	1,536,000	1,573,440
2.625%, 12/31/14	1,075,000	1,120,939
4.000%, 2/15/15	1,443,000	1,580,874
2.125%, 5/31/15	55,845,000	56,735,169
2.125%, 12/31/15	15,000,000	15,079,680
4.000%, 8/15/18	1,290,000	1,397,937
3.750%, 11/15/18	1,966,000	2,091,179
2.750%, 2/15/19	1,843,000	1,819,242
3.125%, 5/15/19	3,071,000	3,103,390

	Principal Amount	Value (Note 1)

3.625%, 8/15/19	$2,841,000	$2,967,959
3.375%, 11/15/19	3,071,000	3,135,058

		341,626,552

Total Government Securities		752,444,975

Total Long-Term Debt Securities (82.3%) (Cost $945,532,870)		965,141,547

SHORT-TERM INVESTMENTS:
Government Securities (4.8%)
Federal Home Loan Mortgage Corp.
0.04%, 1/18/11 (o)(p)	14,000,000	13,999,706
U.S. Treasury Bills
0.04%, 1/20/11 (p)	42,605,000	42,604,147

Total Government Securities		56,603,853

Time Deposit (13.8%)
JPMorgan Chase Nassau
0.000%, 1/3/11	161,267,910	161,267,910

Total Short-Term Investments (18.6%)
(Cost $217,870,987)		217,871,763

Total Investments (100.9%) (Cost $1,163,403,857)		1,183,013,310
Other Assets Less Liabilities (-0.9%)		(10,186,109)

Net Assets (100%)		$1,172,827,201

§	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold to qualified institutional buyers. At December 31, 2010, the market value of these securities amounted to $1,585,277 or 0.1% of net assets. Securities denoted with “§” but without “b” have been determined to be liquid under the guidelines established by the Board of Trustees. To the extent any securities might provide a right to demand registration, such rights have not been relied upon when determining liquidity.
(l)	Floating Rate Security. Rate disclosed is as of December 31, 2010.
(o)	Discount Note Security. Effective rate calculated as of December 31, 2010.
(p)	Yield to maturity.

Glossary:

ABS	— Asset-Backed Security
CMO	— Collateralized Mortgage Obligation

At December 31, 2010, the Portfolio had the following futures contracts open: (Note 1)

Purchase	Number of Contracts	Expiration Date	Original Value	Value at 12/31/2010	Unrealized Appreciation/ (Depreciation)
5 Year U.S. Treasury Notes	1,073	March-11	$128,094,990	$126,312,219	$(1,782,771)

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM CORE BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2010

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2010:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with rules under the Investment Company Act of 1940. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Asset-Backed and Mortgage-Backed Securities
Asset-Backed Securities	$—	$2,048,336	$—	$2,048,336
Non-Agency CMO	—	19,794,239	—	19,794,239
Corporate Bonds
Consumer Discretionary	—	15,922,426	—	15,922,426
Consumer Staples	—	14,640,097	—	14,640,097
Energy	—	15,076,867	—	15,076,867
Financials	—	79,802,480	—	79,802,480
Health Care	—	11,273,568	—	11,273,568
Industrials	—	8,865,942	—	8,865,942
Information Technology	—	8,059,389	—	8,059,389
Materials	—	8,696,900	—	8,696,900
Telecommunication Services	—	14,866,392	—	14,866,392
Utilities	—	13,649,936	—	13,649,936
Government Securities
Agency ABS	—	7,669,246	—	7,669,246
Foreign Governments	—	10,578,549	—	10,578,549
Municipal Bonds	—	3,990,071	—	3,990,071
Supranational	—	10,937,736	—	10,937,736
U.S. Government Agencies	—	377,642,821	—	377,642,821
U.S. Treasuries	—	341,626,552	—	341,626,552
Short-Term Investments	—	217,871,763	—	217,871,763

Total Assets	$—	$1,183,013,310	$—	$1,183,013,310

Liabilities:
Futures	$(1,782,771)	$—	$—	$(1,782,771)

Total Liabilities	$(1,782,771)	$—	$—	$(1,782,771)

Total	$(1,782,771)	$1,183,013,310	$—	$1,181,230,539

Fair Values of Derivative Instruments as of December 31, 2010:

Statement of Assets and Liabilities
Derivatives Not Accounted for as Hedging Instruments	Asset Derivatives	Fair Value
Interest rate contracts	Receivables, Net Assets - Unrealized appreciation	$—	*
Foreign exchange contracts	Receivables	—
Credit contracts	Receivables	—
Equity contracts	Receivables, Net Assets - Unrealized appreciation	—	*
Commodity contracts	Receivables	—
Other contracts	Receivables	—

Total		$—

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM CORE BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2010

Statement of Assets and Liabilities
Derivatives Not Accounted for as Hedging Instruments^	Liability Derivatives	Fair Value
Interest rate contracts	Payables, Net Assets - Unrealized depreciation	$(1,782,771	)*
Foreign exchange contracts	Payables	—
Credit contracts	Payables	—
Equity contracts	Payables, Net Assets - Unrealized depreciation	—	*
Commodity contracts	Payables	—
Other contracts	Payables	—

Total		$(1,782,771)

*Includes cumulative appreciation/depreciation of futures contracts as reported in Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets & Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the period ended December 31, 2010:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Options	Futures	Forward Currency Contracts	Swaps	Total
Interest rate contracts	$—	$(3,766,079)	$—	$—	$(3,766,079)
Foreign exchange contracts	—	—	—	—	—
Credit contracts	—	—	—	—	—
Equity contracts	—	—	—	—	—
Commodity contracts	—	—	—	—	—
Other contracts	—	—	—	—	—

Total	$—	$(3,766,079)	$—	$—	$(3,766,079)

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Options	Futures	Forward Currency Contracts	Swaps	Total
Interest rate contracts	$—	$(1,782,771)	$—	$—	$(1,782,771)
Foreign exchange contracts	—	—	—	—	—
Credit contracts	—	—	—	—	—
Equity contracts	—	—	—	—	—
Commodity contracts	—	—	—	—	—
Other contracts	—	—	—	—	—

Total	$—	$(1,782,771)	$—	$—	$(1,782,771)

The Portfolio held futures contracts with an average notional balance of approximately $164,790,000 during the period ended December 31, 2010.

^ This Portfolio held futures contracts as a substitute for investing in conventional securities and hedging and in an attempt to enhance returns.

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM CORE BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2010

Investment security transactions for the period ended December 31, 2010 were as follows:

Cost of Purchases:
Long-term corporate debt securities	$20,267,489
Long-term U.S. Treasury securities	454,734,811

$475,002,300

Net Proceeds of Sales and Redemptions:
Long-term corporate debt securities	$21,366,752
Long-term U.S. Treasury securities	114,285,729

$135,652,481

As of December 31, 2010, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$28,340,212
Aggregate gross unrealized depreciation	(8,768,819)

Net unrealized appreciation	$19,571,393

Federal income tax cost of investments	$1,163,441,917

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM CORE BOND PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2010

ASSETS
Investments at value (Cost $1,163,403,857)	$1,183,013,310
Cash held as collateral at broker	1,019,350
Dividends, interest and other receivables	7,779,223
Receivable from Separate Accounts for Trust shares sold	927,634
Variation margin receivable on futures contracts	335,313
Receivable for securities sold	26,831
Other assets	7,413

Total assets	1,193,109,074

LIABILITIES
Payable for securities purchased	19,315,449
Investment management fees payable	435,111
Payable to Separate Accounts for Trust shares redeemed	332,148
Administrative fees payable	147,797
Trustees’ fees payable	128
Accrued expenses	51,240

Total liabilities	20,281,873

NET ASSETS	$1,172,827,201

Net assets were comprised of:
Paid in capital	$1,155,627,476
Accumulated undistributed net investment income (loss)	38,001
Accumulated undistributed net realized gain (loss) on investments and futures	(664,958)
Unrealized appreciation (depreciation) on investments and futures	17,826,682

Net assets	$1,172,827,201

Class IA
Net asset value, offering and redemption price per share, $1,172,827,201 / 120,137,467 shares outstanding (unlimited amount authorized: $0.01 par value)	$9.76

STATEMENT OF OPERATIONS

For the Period Ended December 31, 2010*

INVESTMENT INCOME
Interest (net of $515 foreign withholding tax)	$5,549,213

EXPENSES
Investment management fees	891,311
Administrative fees	303,069
Professional fees	35,438
Printing and mailing expenses	35,021
Custodian fees	1,500
Trustees’ fees	230
Miscellaneous	875

Total expenses	1,267,444

NET INVESTMENT INCOME (LOSS)	4,281,769

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Securities	3,752,647
Futures	(3,766,079)

Net realized gain (loss)	(13,432)

Change in unrealized appreciation (depreciation) on:
Securities	(24,372,278)
Futures	(1,782,771)

Net change in unrealized appreciation (depreciation)	(26,155,049)

NET REALIZED AND UNREALIZED GAIN (LOSS)	(26,168,481)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(21,886,712)

*	The Portfolio commenced operations on October 25, 2010.

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM CORE BOND PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

October 25, 2010* to December 31, 2010
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$4,281,769
Net realized gain (loss) on investments and futures	(13,432)
Net change in unrealized appreciation (depreciation) on investments and futures	(26,155,049)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(21,886,712)

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class IA	(4,866,394)

Distributions from net realized capital gains
Class IA	(2,318)

TOTAL DIVIDENDS AND DISTRIBUTIONS	(4,868,712)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 56,656,752 shares ]	564,465,842
Capital shares sold in-kind (Note 8) [ 66,291,688 shares ]	662,916,880
Capital shares issued in reinvestment of dividends and distributions [ 504,289 shares ]	4,868,712
Capital shares repurchased [ (3,316,262) shares ]	(32,678,809)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	1,199,572,625

TOTAL INCREASE (DECREASE) IN NET ASSETS	1,172,817,201
NET ASSETS:
Beginning of period	10,000

End of period (a)	$1,172,827,201

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$38,001

* The Portfolio commenced operations on October 25, 2010.

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM CORE BOND PORTFOLIO

FINANCIAL HIGHLIGHTS

Class IA	October 25, 2010* to December 31, 2010
Net asset value, beginning of period	$10.00

Income (loss) from investment operations:
Net investment income (loss)	0.04 (e)
Net realized and unrealized gain (loss) on investments and futures	(0.24)

Total from investment operations	(0.20)

Less distributions:
Dividends from net investment income	(0.04)
Distributions from net realized gains	— #

Total dividends and distributions	(0.04)

Net asset value, end of period	$9.76

Total return (b)	(1.98)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$1,172,827
Ratio of expenses to average net assets (a)	0.64%
Ratio of net investment income (loss) to average net assets (a)	2.16%
Portfolio turnover rate	17%
*	Commencement of Operations.
#	Per share amount is less than $0.005.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income per share is based on average shares outstanding.

See Notes to Financial Statements.

ATM INTERNATIONAL PORTFOLIO (Unaudited)

PORTFOLIO ADVISERS

➢	AllianceBernstein L.P.

➢	AXA Equitable Life Insurance Company

➢	BlackRock Investment Management, LLC

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/10
	1 Year	Since Incept.*
Portfolio – Class IA Shares	4.75%	4.50%
MSCI EAFE Index	7.75	10.03
* Date of inception 8/28/09 Returns for periods greater than one year are annualized

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IA shares returned 4.75% for the year ended December 31, 2010. The Portfolio’s benchmark, the MSCI EAFE Index, returned 7.75% over the same period.

Investment Objective

The Portfolio seeks to achieve long-term growth of capital with an emphasis on risk-adjusted returns and lower volatility over a full market cycle relative to traditional equity funds and equity market indexes, by investing in a combination of long and short positions on equity securities of foreign companies, including securities included in the Morgan Stanley Capital International (MSCI) EAFE Index, ASX SPI 200 Index, Dow Jones EURO STOXX 50 Index, FTSE 100 Index and the Tokyo Stock Price Index.

The Investment Strategy

The Portfolio is divided into two portions, one of which utilizes a passive investment index style focused on equity securities of foreign companies and second portion which utilizes an actively managed futures and options strategy to tactically manage equity exposure in the Portfolio based on the level of volatility in the market.

Portfolio Highlights

With the U.S. staging a continued healthy rally, results in the rest of the world were mixed in 2010. The broad international market, as represented by the MSCI EAFE Index, gained 7.8%. Among developed markets, Sweden posted the largest annual gain (+33.8%), followed by Denmark (+30.7%), Hong Kong (+23.2%) and Singapore (+22.1%), while Greece experienced the most significant loss (-44.9%), followed by Spain (-22.0%) and Ireland (-18.1%). Emerging markets outpaced the developed world in terms of economic growth and posted respectable gains despite sovereign debt problems in emerging Europe and heightening inflationary pressure in China. The MSCI Emerging Markets Index advanced 18.9% for the year. Standout performers were Thailand (+55.7%), Peru (+53.3%), Chile (+44.2%) and Colombia (+43.4%).

On a sector basis, cyclicals outpaced the more defensive sectors as the global economy expanded over the year. Industrials was the leading sector in the MSCI EAFE Index with a gain of 20.4%, followed by Consumer Discretionary (+19.7%) and Materials (+17.7%), while the Utilities and Financials sectors lost 4.9% and 1.6%, respectively.

The Portfolio was fully equitized throughout most of 2010 and, in the latter half of the year, it performed in line with its benchmark, the MSCI EAFE Index. The full-year performance lag reflects a period in May when the S&P 500 Index rallied as the CBOE Volatility Index (VIX) trended upward. The Portfolio’s use of futures to reduce equity exposure on several highly volatile days in May helped reduce the Portfolio’s risk profile, but detracted from returns when markets rose but volatility remained high.

Sector Weightings as of 12/31/10	% of Net Assets
Financials	12.5%
Industrials	6.6
Materials	6.1
Consumer Discretionary	5.5
Consumer Staples	5.3
Health Care	4.3
Energy	4.1
Telecommunication Services	2.9
Information Technology	2.7
Utilities	2.6
Cash and Other	47.4

100.0%

ATM INTERNATIONAL PORTFOLIO (Unaudited)

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1)transaction costs, including applicable sales charges and redemption fees; and (2)ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2010 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/10	Ending Account Value 12/31/10	Expenses Paid During Period* 7/1/10 - 12/31/10
Class IA
Actual	$1,000.00	$1,237.00	$3.55
Hypothetical (5% average return before expenses)	1,000.00	1,022.03	3.21

*   Expenses are equal to the Portfolio’s Class IA shares annualized expense ratios of 0.63% multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

EQ ADVISORS TRUST

ATM INTERNATIONAL PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2010

	Number of Shares	Value (Note 1)

COMMON STOCKS:
Australia (4.6%)
AGL Energy Ltd.	50,512	$786,838
Alumina Ltd.	296,166	751,238
Amcor Ltd.	128,019	883,830
AMP Ltd.	247,502	1,339,137
Asciano Ltd.*	356,142	580,998
ASX Ltd.	23,012	886,862
Australia & New Zealand Banking Group Ltd.	308,099	7,358,137
AXA Asia Pacific Holdings Ltd.‡	128,979	832,413
Bendigo and Adelaide Bank Ltd.	57,652	586,716
BGP Holdings plc*† (b)	810,676	—
BHP Billiton Ltd.	409,874	18,969,666
Billabong International Ltd.	25,925	216,106
BlueScope Steel Ltd.	260,279	598,980
Boral Ltd.	76,944	380,113
Brambles Ltd.	165,613	1,206,050
Caltex Australia Ltd.	33,174	487,579
CFS Retail Property Trust (REIT)	225,404	405,756
Coca-Cola Amatil Ltd.	65,262	724,905
Cochlear Ltd.	8,675	713,461
Commonwealth Bank of Australia	188,041	9,764,510
Computershare Ltd.	50,775	559,834
Crown Ltd.	53,993	455,598
CSL Ltd.	70,514	2,617,297
CSR Ltd.	218,321	375,142
Dexus Property Group (REIT)	743,348	604,436
Fairfax Media Ltd.	269,583	386,021
Fortescue Metals Group Ltd.*	133,411	892,401
Foster’s Group Ltd.	224,384	1,303,560
Goodman Fielder Ltd.	239,882	329,998
Goodman Group (REIT)	621,704	413,321
GPT Group (REIT)	199,621	600,267
Harvey Norman Holdings Ltd.	73,609	221,345
Incitec Pivot Ltd.	149,377	605,020
Insurance Australia Group Ltd.	269,105	1,067,933
Leighton Holdings Ltd.	14,441	454,628
Lend Lease Group	103,348	912,228
MacArthur Coal Ltd.	39,210	513,331
Macquarie Group Ltd.	38,483	1,456,729
MAp Group	47,817	146,233
Metcash Ltd.	152,031	639,094
Mirvac Group (REIT)	461,834	578,646
National Australia Bank Ltd.	251,715	6,101,662
Newcrest Mining Ltd.	93,819	3,880,544
OneSteel Ltd.	161,438	427,658
Orica Ltd.	44,743	1,139,502
Origin Energy Ltd.	107,837	1,837,526
OZ Minerals Ltd.	515,357	906,624
Paladin Energy Ltd.*	109,132	550,288
Qantas Airways Ltd.*	118,710	308,398
QBE Insurance Group Ltd.	124,071	2,303,232
QR National Ltd.*	204,085	574,030
Ramsay Health Care Ltd.	15,526	282,664
Rio Tinto Ltd.	52,547	4,593,591
Santos Ltd.	96,989	1,304,485
Sims Metal Management Ltd.	29,153	643,168

	Number of Shares	Value (Note 1)

Sonic Healthcare Ltd.	43,257	$513,222
SP AusNet	232,617	206,991
Stockland Corp., Ltd. (REIT)	268,523	988,723
Suncorp Group Ltd.	152,884	1,346,344
TABCORP Holdings Ltd.	76,359	555,291
Tatts Group Ltd.	217,581	574,158
Telstra Corp., Ltd.	516,760	1,474,633
Toll Holdings Ltd.	95,360	558,871
Transurban Group	136,399	714,286
Wesfarmers Ltd.	119,751	3,919,402
Wesfarmers Ltd. (PPS)	19,019	628,320
Westfield Group (REIT)	249,214	2,441,904
Westfield Retail Trust (REIT)*	249,214	655,083
Westpac Banking Corp.	359,460	8,165,633
Woodside Petroleum Ltd.	66,692	2,903,127
Woolworths Ltd.	146,967	4,054,072
WorleyParsons Ltd.	18,194	497,600

		117,657,389

Austria (0.2%)
Erste Group Bank AG	22,319	1,048,046
Immofinaz AG*	112,638	480,003
OMV AG	17,167	713,442
Raiffeisen Bank International AG	6,870	376,396
Telekom Austria AG	37,966	533,721
Verbund AG	8,914	332,100
Vienna Insurance Group AG	5,583	290,179
Voestalpine AG	13,418	639,221

		4,413,108

Belgium (0.5%)
Ageas	257,511	588,432
Anheuser-Busch InBev N.V.	86,222	4,931,350
Anheuser-Busch InBev N.V. (VVPR)*	14,910	80
Bekaert S.A.	4,556	522,975
Belgacom S.A.	19,136	642,482
Cie Nationale a Portefeuille	5,860	286,604
Colruyt S.A.	8,518	433,108
Delhaize Group S.A.	12,510	923,955
Dexia S.A.*	60,564	210,422
Groupe Bruxelles Lambert S.A.	10,093	848,754
KBC Groep N.V.*	19,577	667,099
Mobistar S.A.	2,841	184,165
Solvay S.A.	7,753	826,237
UCB S.A.	12,952	444,290
Umicore S.A.	12,606	655,623

		12,165,576

Bermuda (0.0%)
Seadrill Ltd.	33,835	1,143,480

China (0.0%)
Foxconn International Holdings Ltd.*	261,551	182,717
Yangzijiang Shipbuilding Holdings Ltd.	134,099	199,578

		382,295

Cyprus (0.0%)
Bank of Cyprus Public Co., Ltd.	87,469	301,563

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM INTERNATIONAL PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2010

	Number of Shares	Value (Note 1)

Denmark (0.5%)
A. P. Moller-Maersk A/S, Class A	78	$687,143
A. P. Moller-Maersk A/S, Class B	153	1,385,436
Carlsberg A/S, Class B	12,482	1,249,755
Coloplast A/S, Class B	2,926	397,613
Danske Bank A/S*	54,980	1,409,478
DSV A/S	24,959	551,706
Novo Nordisk A/S, Class B	51,418	5,798,070
Novozymes A/S, Class B	5,441	757,909
Tryg A/S	3,874	178,836
Vestas Wind Systems A/S*	23,838	752,570
William Demant Holding A/S*	3,448	254,673

		13,423,189

Finland (0.6%)
Elisa Oyj	14,376	312,557
Fortum Oyj	56,954	1,714,705
Kesko Oyj, Class B	8,682	405,249
Kone Oyj, Class B	20,646	1,147,713
Metso Oyj	14,561	813,339
Neste Oil Oyj	16,496	263,421
Nokia Oyj	456,821	4,724,882
Nokian Renkaat Oyj	12,867	471,980
Orion Oyj, Class B	8,686	190,008
Outokumpu Oyj	14,701	272,672
Pohjola Bank plc	16,544	198,307
Rautaruukki Oyj	12,720	297,630
Sampo Oyj, Class A	52,886	1,416,965
Sanoma Oyj	9,397	203,678
Stora Enso Oyj, Class R	65,028	667,803
UPM-Kymmene Oyj	60,055	1,060,925
Wartsila Oyj	9,724	741,968

		14,903,802

France (4.8%)
Accor S.A.	17,589	782,689
Aeroports de Paris S.A.	3,164	249,751
Air France-KLM*	14,694	267,633
Air Liquide S.A.	34,258	4,332,521
Alcatel-Lucent*	267,233	778,486
Alstom S.A.	24,417	1,168,424
Atos Origin S.A.*	5,195	276,572
AXA S.A.‡	219,347	3,649,262
bioMerieux S.A.	1,543	152,210
BNP Paribas S.A.	114,575	7,289,404
Bouygues S.A.	26,825	1,156,221
Bureau Veritas S.A.	6,644	503,582
Cap Gemini S.A.	16,657	777,498
Carrefour S.A.	74,515	3,071,870
Casino Guichard Perrachon S.A.	7,085	690,668
Christian Dior S.A.	8,011	1,144,375
Cie de Saint-Gobain S.A.	47,148	2,425,649
Cie Generale de Geophysique-Veritas*	18,823	572,864
Cie Generale des Etablissements Michelin, Class B	19,334	1,387,394
Cie Generale d’Optique Essilor International S.A.	23,927	1,540,331
CNP Assurances S.A.	19,033	343,483
Credit Agricole S.A.	110,608	1,404,743

	Number of Shares	Value (Note 1)

Danone S.A.	69,975	$4,396,727
Dassault Systemes S.A.	7,511	566,285
Edenred*	17,142	405,795
EDF S.A.	30,186	1,238,161
Eiffage S.A.	5,376	237,106
Eramet S.A.	734	251,587
Eurazeo S.A.	3,091	229,202
Eutelsat Communications S.A.	13,108	479,769
Fonciere des Regions (REIT)	3,285	317,818
France Telecom S.A.	225,109	4,691,181
GDF Suez S.A.	151,073	5,420,447
Gecina S.A. (REIT)	2,555	281,027
Groupe Eurotunnel S.A. (Registered)	56,301	495,046
Hermes International S.A.	4,146	868,442
ICADE (REIT)	2,970	303,019
Iliad S.A.	2,469	268,565
Imerys S.A.	5,004	333,573
J.C. Decaux S.A.*	9,070	279,069
Klepierre S.A. (REIT)	12,380	446,589
Lafarge S.A.	24,587	1,541,585
Lagardere S.C.A.	13,227	544,928
Legrand S.A.	16,883	687,539
L’Oreal S.A.	29,340	3,257,321
LVMH Moet Hennessy Louis Vuitton S.A.	30,006	4,935,943
Metropole Television S.A.	8,827	213,499
Natixis S.A.*	107,536	502,951
Neopost S.A.	3,348	291,700
PagesJaunes Groupe S.A.	9,890	89,869
Pernod-Ricard S.A.	23,638	2,222,494
Peugeot S.A.*	16,857	639,964
PPR S.A.	9,120	1,450,260
Publicis Groupe S.A.	15,111	787,520
Renault S.A.*	24,721	1,437,008
Safran S.A.	22,206	786,358
Sanofi-Aventis S.A.	128,295	8,203,433
Schneider Electric S.A.	28,988	4,338,506
SCOR SE	21,560	547,402
Societe BIC S.A.	3,804	326,957
Societe Generale S.A.	77,071	4,142,257
Societe Television Francaise 1 S.A.	15,176	263,636
Sodexo S.A.	12,042	829,850
Suez Environnement Co. S.A.	31,583	652,057
Technip S.A.	11,739	1,083,960
Thales S.A.	12,705	444,561
Total S.A.	256,856	13,609,334
Unibail-Rodamco S.A. (REIT)	11,183	2,211,689
Vallourec S.A.	13,265	1,393,265
Veolia Environnement S.A.	42,154	1,231,946
Vinci S.A.	53,277	2,896,174
Vivendi S.A.	149,324	4,030,742

		121,069,746

Germany (4.3%)
Adidas AG	24,642	1,609,904
Allianz SE (Registered)	55,156	6,554,582
Axel Springer AG	1,669	272,095
BASF SE	111,916	8,928,335
Bayer AG (Registered)	100,621	7,435,629

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM INTERNATIONAL PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2010

	Number of Shares	Value (Note 1)

Bayerische Motoren Werke (BMW) AG	39,759	$3,126,698
Bayerische Motoren Werke (BMW) AG (Preference)	6,275	322,833
Beiersdorf AG	11,824	656,112
Brenntag AG*	3,737	381,023
Celesio AG	7,207	179,131
Commerzbank AG*	81,737	606,637
Continental AG*	5,742	453,783
Daimler AG (Registered)*	109,576	7,428,212
Deutsche Bank AG (Registered)	111,992	5,851,507
Deutsche Boerse AG	24,146	1,671,394
Deutsche Lufthansa AG (Registered)*	31,669	692,132
Deutsche Post AG (Registered)	102,485	1,739,274
Deutsche Telekom AG (Registered)	345,767	4,461,078
E.ON AG	221,676	6,793,935
Fraport AG	5,261	331,548
Fresenius Medical Care AG & Co. KGaA	24,856	1,435,888
Fresenius SE	3,212	269,335
Fresenius SE (Preference)	10,152	869,181
GEA Group AG	21,004	607,103
Hannover Rueckversicherung AG (Registered)	8,077	433,189
HeidelbergCement AG	17,034	1,067,563
Henkel AG & Co. KGaA	16,425	847,550
Henkel AG & Co. KGaA (Preference)	22,232	1,382,491
Hochtief AG	6,229	528,895
Infineon Technologies AG*	130,191	1,211,383
K+S AG	17,010	1,281,089
Kabel Deutschland Holding AG*	5,661	263,822
Lanxess AG	9,893	781,303
Linde AG	20,371	3,091,032
MAN SE	12,219	1,453,051
Merck KGaA	7,648	611,668
Metro AG	15,106	1,087,630
Muenchener Rueckversicherungs-Gesellschaft AG (Registered)	23,293	3,531,294
Porsche Automobil Holding SE (Preference)	11,102	885,092
ProSiebenSat.1 Media AG (Preference)	8,846	265,970
Puma AG Rudolf Dassler Sport	597	197,847
RWE AG	51,032	3,402,202
RWE AG (Preference)	4,173	267,610
Salzgitter AG	4,659	359,666
SAP AG	104,309	5,310,687
Siemens AG (Registered)	99,331	12,304,629
Suedzucker AG	9,124	242,934
ThyssenKrupp AG	41,100	1,701,756
TUI AG*	12,075	169,426
United Internet AG (Registered)	19,200	312,117
Volkswagen AG	3,205	453,553
Volkswagen AG (Preference)	20,607	3,343,008
Wacker Chemie AG	1,718	299,827

		109,765,633

	Number of Shares	Value (Note 1)

Greece (0.1%)
Alpha Bank AE*	65,734	$333,793
Coca Cola Hellenic Bottling Co. S.A.	24,959	645,709
EFG Eurobank Ergasias S.A.*	42,572	213,334
Hellenic Telecommunications Organization S.A.	34,718	284,393
National Bank of Greece S.A.*	103,000	832,715
OPAP S.A.	30,581	528,798
Public Power Corp. S.A.	13,943	200,108

		3,038,850

Hong Kong (1.5%)
AIA Group Ltd.*	929,000	2,611,498
ASM Pacific Technology Ltd.	20,377	257,570
Bank of East Asia Ltd.	170,921	715,762
BOC Hong Kong Holdings Ltd.	431,923	1,469,787
Cathay Pacific Airways Ltd.	154,368	425,997
Cheung Kong Holdings Ltd.	176,508	2,722,739
Cheung Kong Infrastructure Holdings Ltd.	55,113	252,422
CLP Holdings Ltd.	245,128	1,989,962
Esprit Holdings Ltd.	135,600	645,482
Hang Lung Group Ltd.	112,000	736,311
Hang Lung Properties Ltd.	274,111	1,281,898
Hang Seng Bank Ltd.	95,632	1,572,377
Henderson Land Development Co., Ltd.	138,496	944,356
Hong Kong & China Gas Co., Ltd.	515,521	1,215,050
Hong Kong Exchanges and Clearing Ltd.	128,222	2,908,288
Hongkong Electric Holdings Ltd.	162,165	1,022,294
Hopewell Holdings Ltd.	90,862	285,230
Hutchison Whampoa Ltd.	258,533	2,660,899
Hysan Development Co., Ltd.	81,907	385,678
Kerry Properties Ltd.	83,824	436,763
Li & Fung Ltd.	276,325	1,603,316
Lifestyle International Holdings Ltd.	89,250	219,772
Link REIT (REIT)	250,119	777,117
Mongolia Energy Corp., Ltd.*	317,602	94,797
MTR Corp.	182,516	664,523
New World Development Ltd.	284,631	534,635
Noble Group Ltd.	424,130	717,156
NWS Holdings Ltd.	166,371	252,570
Orient Overseas International Ltd.	19,205	186,298
PCCW Ltd.	357,065	158,026
Shangri-La Asia Ltd.	170,240	462,132
Sino Land Co., Ltd.	201,735	377,371
SJM Holdings Ltd.	165,500	262,746
Sun Hung Kai Properties Ltd.	178,108	2,958,232
Swire Pacific Ltd., Class A	98,312	1,616,441
Wharf Holdings Ltd.	168,326	1,295,015
Wheelock & Co., Ltd.	119,774	484,625
Wing Hang Bank Ltd.	20,851	288,375
Yue Yuen Industrial Holdings Ltd.	87,337	314,053

		37,807,563

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM INTERNATIONAL PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2010

	Number of Shares	Value (Note 1)

Ireland (0.3%)
Anglo Irish Bank Corp., Ltd.*†(b)	52,563	$—
Bank of Ireland*	439,982	220,480
CRH plc	30,276	633,165
CRH plc (BATS Europe Exchange)	64,590	1,337,830
Elan Corp. plc*	69,661	386,315
Experian plc	121,763	1,514,929
James Hardie Industries SE (CDI)*	74,192	514,491
Kerry Group plc (Chi-X Alt TS Exchange), Class A	12,324	411,220
Kerry Group plc (Euro Comp Exchange), Class A	6,912	230,174
Ryanair Holdings plc (ADR)	5,987	184,160
Shire plc	69,340	1,668,106

		7,100,870

Israel (0.4%)
Bank Hapoalim B.M.*	116,690	607,373
Bank Leumi Le-Israel B.M.	139,885	716,278
Bezeq Israeli Telecommunication Corp., Ltd.	202,564	617,653
Cellcom Israel Ltd.	5,727	185,924
Delek Group Ltd.	454	116,938
Elbit Systems Ltd.	2,006	107,013
Israel Chemicals Ltd.	53,514	917,361
Israel Corp., Ltd.*	276	334,840
Israel Discount Bank Ltd., Class A*	64,167	146,381
Makhteshim-Agan Industries Ltd.*	19,145	98,139
Mizrahi Tefahot Bank Ltd.	10,248	112,631
NICE Systems Ltd.*	7,301	257,186
Partner Communications Co., Ltd.	9,755	197,932
Teva Pharmaceutical Industries Ltd.	112,804	5,912,793

		10,328,442

Italy (1.3%)
A2A S.p.A.	162,277	223,139
Assicurazioni Generali S.p.A.	138,298	2,626,116
Atlantia S.p.A.	29,248	596,814
Autogrill S.p.A.*	17,283	244,117
Banca Carige S.p.A.	104,500	218,961
Banca Monte dei Paschi di Siena S.p.A.*	282,611	321,383
Banco Popolare S.c.a.r.l.	73,138	331,319
Enel Green Power S.p.A.*	185,132	391,127
Enel S.p.A.	783,226	3,914,377
ENI S.p.A.	315,277	6,884,118
Exor S.p.A.	7,716	254,473
Fiat S.p.A.	88,848	1,831,967
Finmeccanica S.p.A.	47,354	538,189
Intesa Sanpaolo S.p.A. (BATS Europe Exchange)	186,334	443,964
Intesa Sanpaolo S.p.A. (XetraIntlMkt Exchange)	904,240	2,452,922
Luxottica Group S.p.A.	15,574	474,503
Mediaset S.p.A.	86,312	522,196
Mediobanca S.p.A.	54,354	483,737

	Number of Shares	Value (Note 1)

Parmalat S.p.A.	200,879	$550,291
Pirelli & C. S.p.A.	24,119	194,993
Prysmian S.p.A.	22,310	380,114
Saipem S.p.A.	30,365	1,494,847
Snam Rete Gas S.p.A.	165,336	821,891
Telecom Italia S.p.A.	1,116,817	1,443,153
Telecom Italia S.p.A. (RNC)	745,145	808,539
Terna Rete Elettrica Nazionale S.p.A.	143,802	607,234
UniCredit S.p.A.	1,742,343	3,604,198
Unione di Banche Italiane S.c.p.A.	71,491	625,744

		33,284,426

Japan (11.6%)
77 Bank Ltd.	28,541	151,511
ABC-Mart, Inc.	1,960	70,009
Advantest Corp.	19,702	445,776
Aeon Co., Ltd.	71,948	900,347
Aeon Credit Service Co., Ltd.	9,362	132,376
Aeon Mall Co., Ltd.	10,538	282,952
Air Water, Inc.	15,000	191,588
Aisin Seiki Co., Ltd.	24,462	865,616
Ajinomoto Co., Inc.	84,832	883,950
Alfresa Holdings Corp.	4,534	201,319
All Nippon Airways Co., Ltd.*	90,698	338,484
Amada Co., Ltd.	41,852	340,734
Aozora Bank Ltd.	107,082	221,576
Asahi Breweries Ltd.	44,213	856,596
Asahi Glass Co., Ltd.	130,248	1,522,421
Asahi Kasei Corp.	151,922	991,731
Asics Corp.	19,052	244,984
Astellas Pharma, Inc.	55,170	2,103,106
Bank of Kyoto Ltd.	42,918	407,031
Bank of Yokohama Ltd.	132,300	686,024
Benesse Holdings, Inc.	7,626	351,290
Bridgestone Corp.	78,736	1,521,576
Brother Industries Ltd.	28,985	429,831
Canon Marketing Japan, Inc.	8,138	115,871
Canon, Inc.	137,070	7,107,583
Casio Computer Co., Ltd.	33,473	270,043
Central Japan Railway Co.	183	1,532,701
Chiba Bank Ltd.	80,328	522,394
Chiyoda Corp.	16,000	159,231
Chubu Electric Power Co., Inc.	79,546	1,955,583
Chugai Pharmaceutical Co., Ltd.	24,753	454,267
Chugoku Bank Ltd.	22,489	272,283
Chugoku Electric Power Co., Inc.	37,138	754,744
Chuo Mitsui Trust Holdings, Inc.	113,129	469,571
Citizen Holdings Co., Ltd.	34,011	234,588
Coca-Cola West Co., Ltd.	4,589	83,143
Cosmo Oil Co., Ltd.	50,778	166,362
Credit Saison Co., Ltd.	20,584	338,461
Dai Nippon Printing Co., Ltd.	74,838	1,019,471
Daicel Chemical Industries Ltd.	35,045	255,964
Daido Steel Co., Ltd.	33,481	196,704
Daihatsu Motor Co., Ltd.	23,800	365,252
Dai-ichi Life Insurance Co., Ltd.	1,033	1,678,196
Daiichi Sankyo Co., Ltd.	80,313	1,757,805
Daikin Industries Ltd.	26,977	956,938

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM INTERNATIONAL PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2010

	Number of Shares	Value (Note 1)

Dainippon Sumitomo Pharma Co., Ltd.	20,408	$185,504
Daito Trust Construction Co., Ltd.	9,462	647,970
Daiwa House Industry Co., Ltd.	64,342	790,902
Daiwa Securities Group, Inc.	192,824	992,738
DeNA Co., Ltd.	9,264	332,267
Denki Kagaku Kogyo KK	46,282	220,038
Denso Corp.	61,888	2,135,856
Dentsu, Inc.	21,722	674,482
Dowa Holdings Co., Ltd.	23,608	154,983
East Japan Railway Co.	41,832	2,720,445
Eisai Co., Ltd.	32,946	1,193,019
Electric Power Development Co., Ltd.	14,397	451,646
Elpida Memory, Inc.*	21,261	247,465
FamilyMart Co., Ltd.	6,296	237,292
FANUC Corp.	23,656	3,633,333
Fast Retailing Co., Ltd.	6,284	1,000,765
Fuji Electric Holdings Co., Ltd.	68,712	214,117
Fuji Heavy Industries Ltd.	71,520	554,965
Fuji Media Holdings, Inc.	42	66,422
Fujifilm Holdings Corp.	56,032	2,026,234
Fujitsu Ltd.	223,258	1,553,649
Fukuoka Financial Group, Inc.	75,017	326,161
Furukawa Electric Co., Ltd.	72,712	326,886
Gree, Inc.	9,500	120,871
GS Yuasa Corp.	39,037	270,215
Gunma Bank Ltd.	41,726	229,213
Hachijuni Bank Ltd.	45,684	255,457
Hakuhodo DY Holdings, Inc.	2,414	138,406
Hamamatsu Photonics KK	8,300	303,417
Hankyu Hanshin Holdings, Inc.	133,552	620,139
Hino Motors Ltd.	24,170	130,987
Hirose Electric Co., Ltd.	4,334	488,436
Hiroshima Bank Ltd.	52,720	222,075
Hisamitsu Pharmaceutical Co., Inc.	8,533	359,439
Hitachi Chemical Co., Ltd.	13,512	279,759
Hitachi Construction Machinery Co., Ltd.	11,987	287,310
Hitachi High-Technologies Corp.	8,382	195,948
Hitachi Ltd.	546,589	2,915,052
Hitachi Metals Ltd.	22,614	271,569
Hokkaido Electric Power Co., Inc.	21,432	438,196
Hokuhoku Financial Group, Inc.	157,048	319,164
Hokuriku Electric Power Co.	22,562	554,393
Honda Motor Co., Ltd.	199,896	7,915,576
HOYA Corp.	55,198	1,340,688
Ibiden Co., Ltd.	16,666	525,906
Idemitsu Kosan Co., Ltd.	2,410	255,871
IHI Corp.	125,166	279,037
INPEX Corp.	268	1,569,578
Isetan Mitsukoshi Holdings Ltd.	47,832	556,145
Isuzu Motors Ltd.	146,862	667,472
Ito En Ltd.	6,189	102,909
ITOCHU Corp.	180,968	1,832,192
ITOCHU Techno-Solutions Corp.	2,175	81,573

	Number of Shares	Value (Note 1)

Iyo Bank Ltd.	31,422	$251,562
J. Front Retailing Co., Ltd.	54,332	297,123
Japan Petroleum Exploration Co.	2,890	109,990
Japan Prime Realty Investment Corp. (REIT)	77	237,098
Japan Real Estate Investment Corp. (REIT)	63	653,356
Japan Retail Fund Investment Corp. (REIT)	187	358,614
Japan Steel Works Ltd.	36,978	386,222
Japan Tobacco, Inc.	562	2,080,071
JFE Holdings, Inc.	58,224	2,028,051
JGC Corp.	25,674	558,763
Joyo Bank Ltd.	62,520	274,906
JS Group Corp.	29,277	644,390
JSR Corp.	19,882	370,997
JTEKT Corp.	23,618	278,680
Jupiter Telecommunications Co., Ltd.	251	264,015
JX Holdings, Inc.	271,071	1,839,637
Kajima Corp.	103,261	274,718
Kamigumi Co., Ltd.	25,296	212,488
Kaneka Corp.	31,356	217,434
Kansai Electric Power Co., Inc.	92,077	2,272,722
Kansai Paint Co., Ltd.	26,548	257,011
Kao Corp.	65,033	1,752,583
Kawasaki Heavy Industries Ltd.	152,160	511,635
Kawasaki Kisen Kaisha Ltd.	64,838	285,099
KDDI Corp.	353	2,039,130
Keikyu Corp.	65,534	578,740
Keio Corp.	70,653	482,101
Keisei Electric Railway Co., Ltd.	26,784	178,802
Keyence Corp.	5,521	1,599,383
Kikkoman Corp.	19,883	222,854
Kinden Corp.	17,304	159,847
Kintetsu Corp.	178,020	556,929
Kirin Holdings Co., Ltd.	103,609	1,453,512
Kobe Steel Ltd.	307,905	781,235
Koito Manufacturing Co., Ltd.	10,000	156,423
Komatsu Ltd.	115,328	3,490,096
Konami Corp.	9,912	210,717
Konica Minolta Holdings, Inc.	53,564	556,818
Kubota Corp.	139,492	1,321,214
Kuraray Co., Ltd.	39,508	566,416
Kurita Water Industries Ltd.	13,686	431,196
Kyocera Corp.	20,096	2,051,926
Kyowa Hakko Kirin Co., Ltd.	28,733	295,859
Kyushu Electric Power Co., Inc.	45,512	1,020,222
Lawson, Inc.	6,920	342,207
Mabuchi Motor Co., Ltd.	2,811	144,895
Makita Corp.	12,854	525,622
Marubeni Corp.	198,598	1,396,717
Marui Group Co., Ltd.	22,614	184,388
Maruichi Steel Tube Ltd.	2,838	60,297
Matsui Securities Co., Ltd.	18,336	130,536
Mazda Motor Corp.	162,621	466,692
McDonald’s Holdings Co. Japan Ltd.	7,160	179,551
Medipal Holdings Corp.	17,378	191,567
MEIJI Holdings Co., Ltd.	7,682	347,246

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM INTERNATIONAL PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2010

	Number of Shares	Value (Note 1)

Minebea Co., Ltd.	30,289	$191,008
Miraca Holdings, Inc.	6,100	245,683
Mitsubishi Chemical Holdings Corp.	148,141	1,005,366
Mitsubishi Corp.	163,516	4,426,754
Mitsubishi Electric Corp.	234,629	2,462,174
Mitsubishi Estate Co., Ltd.	151,448	2,809,221
Mitsubishi Gas Chemical Co., Inc.	43,717	310,687
Mitsubishi Heavy Industries Ltd.	381,744	1,434,067
Mitsubishi Logistics Corp.	14,244	189,826
Mitsubishi Materials Corp.*	136,181	434,424
Mitsubishi Motors Corp.*	487,782	708,933
Mitsubishi Tanabe Pharma Corp.	30,110	508,447
Mitsubishi UFJ Financial Group, Inc.	1,543,514	8,345,888
Mitsubishi UFJ Lease & Finance Co., Ltd.	7,510	297,847
Mitsui & Co., Ltd.	213,446	3,525,448
Mitsui Chemicals, Inc.	109,712	393,228
Mitsui Engineering & Shipbuilding Co., Ltd.	86,142	228,113
Mitsui Fudosan Co., Ltd.	104,573	2,085,278
Mitsui Mining & Smelting Co., Ltd.	48,879	161,345
Mitsui O.S.K. Lines Ltd.	129,425	883,132
Mitsumi Electric Co., Ltd.	10,800	198,734
Mizuho Financial Group, Inc.	2,443,944	4,605,536
Mizuho Securities Co., Ltd.	62,584	179,604
Mizuho Trust & Banking Co., Ltd.*	199,412	206,314
MS&AD Insurance Group Holdings, Inc.	65,904	1,651,862
Murata Manufacturing Co., Ltd.	26,029	1,824,178
Nabtesco Corp.	15,200	324,257
Namco Bandai Holdings, Inc.	22,681	243,599
NEC Corp.	312,258	938,428
NGK Insulators Ltd.	29,733	485,235
NGK Spark Plug Co., Ltd.	21,539	330,553
NHK Spring Co., Ltd.	17,925	194,947
Nidec Corp.	14,354	1,451,488
Nikon Corp.	37,441	759,519
Nintendo Co., Ltd.	12,461	3,657,416
Nippon Building Fund, Inc. (REIT)	60	615,593
Nippon Electric Glass Co., Ltd.	41,978	605,964
Nippon Express Co., Ltd.	86,573	390,266
Nippon Meat Packers, Inc.	19,925	260,382
Nippon Paper Group, Inc.	12,093	317,257
Nippon Sheet Glass Co., Ltd.	76,586	206,581
Nippon Steel Corp.	609,433	2,191,827
Nippon Telegraph & Telephone Corp.	63,169	2,859,294
Nippon Yusen KK	166,558	738,525
Nishi-Nippon City Bank Ltd.	72,520	220,624
Nissan Chemical Industries Ltd.	18,304	237,395
Nissan Motor Co., Ltd.	305,252	2,906,267
Nisshin Seifun Group, Inc.	20,862	264,918
Nisshin Steel Co., Ltd.	47,328	105,510
Nisshinbo Holdings, Inc.	18,866	206,808

	Number of Shares	Value (Note 1)

Nissin Food Holdings Co., Ltd.	8,794	$315,193
Nitori Holdings Co., Ltd.	4,075	356,355
Nitto Denko Corp.	19,489	918,160
NKSJ Holdings, Inc.*	165,515	1,219,091
NOK Corp.	15,636	325,854
Nomura Holdings, Inc.	418,592	2,655,190
Nomura Real Estate Holdings, Inc.	14,025	255,487
Nomura Real Estate Office Fund, Inc. (REIT)	34	245,400
Nomura Research Institute Ltd.	12,912	287,534
NSK Ltd.	59,030	533,662
NTN Corp.	42,340	224,763
NTT Data Corp.	144	498,564
NTT DoCoMo, Inc.	1,845	3,222,330
NTT Urban Development Corp.	121	119,227
Obayashi Corp.	76,334	351,631
Obic Co., Ltd.	722	148,686
Odakyu Electric Railway Co., Ltd.	75,897	706,714
OJI Paper Co., Ltd.	104,388	505,290
Olympus Corp.	25,448	770,430
Omron Corp.	22,956	608,183
Ono Pharmaceutical Co., Ltd.	11,325	528,658
Oracle Corp. Japan	5,460	268,326
Oriental Land Co., Ltd.	6,014	557,030
ORIX Corp.	12,209	1,201,502
Osaka Gas Co., Ltd.	225,132	873,464
Otsuka Corp.	961	65,574
Otsuka Holdings Co., Ltd.*	15,700	386,747
Panasonic Corp.	234,314	3,327,553
Rakuten, Inc.	823	689,297
Resona Holdings, Inc.	71,467	428,679
Ricoh Co., Ltd.	88,420	1,295,970
Rinnai Corp.	4,316	263,670
Rohm Co., Ltd.	11,574	755,539
Sankyo Co., Ltd.	7,502	423,657
Santen Pharmaceutical Co., Ltd.	7,869	273,317
Sapporo Hokuyo Holdings, Inc.	29,863	139,770
Sapporo Holdings Ltd.	21,296	96,526
SBI Holdings, Inc.	2,472	375,108
Secom Co., Ltd.	25,973	1,230,031
Sega Sammy Holdings, Inc.	21,525	409,609
Seiko Epson Corp.	20,078	365,999
Sekisui Chemical Co., Ltd.	42,786	307,233
Sekisui House Ltd.	65,030	657,589
Senshu Ikeda Holdings, Inc.	80,251	114,658
Seven & I Holdings Co., Ltd.	91,988	2,458,603
Seven Bank Ltd.	62	131,270
Sharp Corp.	121,062	1,248,047
Shikoku Electric Power Co., Inc.	21,357	628,163
Shimadzu Corp.	25,860	200,981
Shimamura Co., Ltd.	2,954	273,970
Shimano, Inc.	9,164	466,157
Shimizu Corp.	53,090	226,903
Shin-Etsu Chemical Co., Ltd.	50,836	2,754,999
Shinko Electric Industries Co., Ltd.	7,148	80,117
Shinsei Bank Ltd.*	146,420	191,163
Shionogi & Co., Ltd.	39,193	773,819
Shiseido Co., Ltd.	41,178	899,739

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM INTERNATIONAL PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2010

	Number of Shares	Value (Note 1)

Shizuoka Bank Ltd.	69,276	$639,090
Showa Denko KK	150,618	339,489
Showa Shell Sekiyu KK	18,525	169,757
SMC Corp.	6,952	1,191,062
Softbank Corp.	98,328	3,404,360
Sojitz Corp.	166,058	364,064
Sony Corp.	122,436	4,413,969
Sony Financial Holdings, Inc.	126	509,804
Square Enix Holdings Co., Ltd.	10,776	191,125
Stanley Electric Co., Ltd.	19,016	355,306
Sumco Corp.*	14,848	212,140
Sumitomo Chemical Co., Ltd.	172,842	851,543
Sumitomo Corp.	136,772	1,935,596
Sumitomo Electric Industries Ltd.	97,940	1,360,713
Sumitomo Heavy Industries Ltd.	67,216	432,156
Sumitomo Metal Industries Ltd.	424,280	1,045,153
Sumitomo Metal Mining Co., Ltd.	63,216	1,104,859
Sumitomo Mitsui Financial Group, Inc.	162,012	5,770,892
Sumitomo Realty & Development Co., Ltd.	46,474	1,109,904
Sumitomo Rubber Industries Ltd.	16,564	173,005
Sumitomo Trust & Banking Co., Ltd.	159,908	1,008,411
Suruga Bank Ltd.	26,110	243,123
Suzuken Co., Ltd.	6,994	213,636
Suzuki Motor Corp.	40,664	1,001,700
Sysmex Corp.	3,600	249,637
T&D Holdings, Inc.	30,248	767,470
Taisei Corp.	125,613	293,958
Taisho Pharmaceutical Co., Ltd.	17,429	381,467
Taiyo Nippon Sanso Corp.	33,608	296,797
Takashimaya Co., Ltd.	35,045	300,423
Takeda Pharmaceutical Co., Ltd.	91,377	4,496,257
TDK Corp.	14,429	1,004,112
Teijin Ltd.	114,750	490,433
Terumo Corp.	21,850	1,229,887
THK Co., Ltd.	13,792	317,153
Tobu Railway Co., Ltd.	85,009	477,449
Toho Co., Ltd.	14,754	236,965
Toho Gas Co., Ltd.	36,306	181,552
Tohoku Electric Power Co., Inc.	53,741	1,198,069
Tokio Marine Holdings, Inc.	88,385	2,642,079
Tokuyama Corp.	34,548	178,719
Tokyo Electric Power Co., Inc.	173,242	4,231,296
Tokyo Electron Ltd.	21,664	1,371,511
Tokyo Gas Co., Ltd.	294,289	1,304,890
Tokyo Steel Manufacturing Co., Ltd.	15,024	163,952
Tokyo Tatemono Co., Ltd.	29,152	135,006
Tokyu Corp.	137,989	632,244
Tokyu Land Corp.	38,306	192,497
TonenGeneral Sekiyu KK	31,170	340,916
Toppan Printing Co., Ltd.	72,090	658,835
Toray Industries, Inc.	169,226	1,010,896
Toshiba Corp.	481,317	2,620,299
Tosoh Corp.	39,905	129,756

	Number of Shares	Value (Note 1)

TOTO Ltd.	30,800	$223,441
Toyo Seikan Kaisha Ltd.	17,996	342,454
Toyo Suisan Kaisha Ltd.	13,244	294,764
Toyoda Gosei Co., Ltd.	9,058	212,755
Toyota Boshoku Corp.	7,308	128,986
Toyota Industries Corp.	23,282	722,921
Toyota Motor Corp.	335,964	13,324,351
Toyota Tsusho Corp.	23,186	408,375
Trend Micro, Inc.	13,418	443,080
Tsumura & Co.	6,296	203,870
Ube Industries Ltd.	109,877	330,213
Unicharm Corp.	14,406	573,117
UNY Co., Ltd.	20,067	202,919
Ushio, Inc.	12,236	233,296
USS Co., Ltd.	3,029	247,722
West Japan Railway Co.	198	740,153
Yahoo! Japan Corp.	1,624	630,078
Yakult Honsha Co., Ltd.	13,293	382,958
Yamada Denki Co., Ltd.	9,318	635,814
Yamaguchi Financial Group, Inc.	26,237	265,634
Yamaha Corp.	22,121	274,639
Yamaha Motor Co., Ltd.*	28,568	465,519
Yamato Holdings Co., Ltd.	48,064	684,345
Yamato Kogyo Co., Ltd.	5,346	161,651
Yamazaki Baking Co., Ltd.	12,429	149,871
Yaskawa Electric Corp.	27,145	256,773
Yokogawa Electric Corp.	28,597	227,536

		295,367,966

Luxembourg (0.3%)
ArcelorMittal S.A.	109,483	4,152,055
Millicom International Cellular S.A. (SDR)	8,538	820,077
SES S.A. (FDR)	36,471	868,235
Tenaris S.A.	53,825	1,319,848

		7,160,215

Macau (0.0%)
Sands China Ltd.*	254,296	558,791
Wynn Macau Ltd.	174,300	390,184

		948,975

Mauritius (0.0%)
Essar Energy plc*	42,209	381,687

Mexico (0.0%)
Fresnillo plc	23,115	601,124

Netherlands (2.4%)
Aegon N.V.*	181,645	1,110,743
Akzo Nobel N.V.	27,538	1,710,603
ASML Holding N.V.	50,914	1,966,251
Corio N.V. (REIT)	6,882	441,566
Delta Lloyd N.V.	14,838	299,106
European Aeronautic Defence and Space Co. N.V.*	47,772	1,113,330
Fugro N.V. (CVA)	9,501	780,815
Heineken Holding N.V.	19,173	833,319
Heineken N.V.	30,143	1,477,877
ING Groep N.V. (CVA)*	459,961	4,474,622
Koninklijke (Royal) KPN N.V.	196,335	2,864,998
Koninklijke Ahold N.V.	139,121	1,836,021

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM INTERNATIONAL PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2010

	Number of Shares	Value (Note 1)

Koninklijke Boskalis Westminster N.V.	7,446	$355,218
Koninklijke DSM N.V.	18,197	1,036,011
Koninklijke Philips Electronics N.V.	116,673	3,573,460
Koninklijke Vopak N.V.	11,508	543,617
QIAGEN N.V.*	29,341	573,619
Randstad Holding N.V.*	12,770	674,050
Reed Elsevier N.V.	84,699	1,047,738
Royal Dutch Shell plc, Class A	431,707	14,393,696
Royal Dutch Shell plc, Class B	333,315	10,991,050
SBM Offshore N.V.	15,006	336,180
TNT N.V.	41,943	1,106,957
Unilever N.V. (CVA)	195,084	6,074,094
Wolters Kluwer N.V.	34,080	746,874

		60,361,815

New Zealand (0.1%)
Auckland International Airport Ltd.	88,947	151,091
Contact Energy Ltd.*	32,764	159,050
Fletcher Building Ltd.	83,111	496,062
Sky City Entertainment Group Ltd.	65,550	165,488
Telecom Corp. of New Zealand Ltd.	246,636	417,028

		1,388,719

Norway (0.4%)
Aker Solutions ASA	19,772	336,308
DnB NOR ASA	119,463	1,676,767
Norsk Hydro ASA	106,533	777,949
Orkla ASA	96,322	935,974
Renewable Energy Corp. ASA*	68,790	209,728
Statoil ASA	131,470	3,122,808
Telenor ASA	102,736	1,669,116
Yara International ASA	22,835	1,320,779

		10,049,429

Portugal (0.1%)
Banco Comercial Portugues S.A. (Registered)	286,117	222,521
Banco Espirito Santo S.A. (Registered)	70,881	272,789
Brisa Auto-Estradas de Portugal S.A.	22,398	156,207
Cimpor Cimentos de Portugal SGPS S.A.	26,791	181,510
EDP - Energias de Portugal S.A.	230,220	766,339
Galp Energia SGPS S.A., Class B	26,888	515,242
Jeronimo Martins SGPS S.A.	23,647	360,234
Portugal Telecom SGPS S.A. (Registered)	73,894	827,479

		3,302,321

Singapore (0.9%)
Ascendas Real Estate Investment Trust (REIT)	279,256	450,430
CapitaLand Ltd.	292,507	845,600
CapitaMall Trust (REIT)	267,182	405,973
CapitaMalls Asia Ltd.	193,001	291,754

	Number of Shares	Value (Note 1)

City Developments Ltd.	65,569	$641,716
ComfortDelGro Corp., Ltd.	183,450	221,567
Cosco Corp. (Singapore) Ltd.	233,874	389,987
DBS Group Holdings Ltd.	204,770	2,284,884
Fraser and Neave Ltd.	125,313	625,906
Genting Singapore plc*	728,772	1,243,628
Global Logistic Properties Ltd.*	204,800	344,698
Golden Agri-Resources Ltd.	750,095	467,586
Jardine Cycle & Carriage Ltd.	13,094	373,429
Keppel Corp., Ltd.	156,751	1,382,648
Keppel Land Ltd.	84,000	314,178
Neptune Orient Lines Ltd.*	144,724	245,840
Olam International Ltd.	135,504	331,541
Oversea-Chinese Banking Corp., Ltd.	293,631	2,260,548
SembCorp Industries Ltd.	95,109	380,925
SembCorp Marine Ltd.	94,768	396,544
Singapore Airlines Ltd.	67,548	805,302
Singapore Exchange Ltd.	101,062	663,063
Singapore Press Holdings Ltd.	173,997	539,610
Singapore Technologies Engineering Ltd.	188,179	501,478
Singapore Telecommunications Ltd.	944,645	2,245,036
StarHub Ltd.	100,152	205,244
United Overseas Bank Ltd.	149,135	2,114,978
UOL Group Ltd.	59,059	218,592
Wilmar International Ltd.	191,874	841,743

		22,034,428

Spain (1.7%)
Abertis Infraestructuras S.A.	33,030	593,877
Acciona S.A.	4,069	288,182
Acerinox S.A.	10,802	189,456
ACS Actividades de Construccion y Servicios S.A.	18,176	851,922
Amadeus IT Holding S.A., Class A*	23,797	498,623
Banco Bilbao Vizcaya Argentaria S.A.	489,004	4,940,128
Banco de Sabadell S.A.	113,882	448,932
Banco de Valencia S.A.	43,543	190,852
Banco Popular Espanol S.A.	104,679	537,149
Banco Santander S.A.*†	3	32
Banco Santander S.A. (BATS Europe Exchange)	1,020,664	10,813,105
Banco Santander S.A. (PLUS Market Group)	252	2,693
Bankinter S.A.	52,145	289,596
Criteria Caixacorp S.A.	95,113	506,110
EDP Renovaveis S.A.*	27,399	158,792
Enagas S.A.	19,720	393,038
Ferrovial S.A.	57,388	570,172
Fomento de Construcciones y Contratas S.A.	4,737	124,449
Gas Natural SDG S.A.	28,102	431,480
Gestevision Telecinco S.A.	13,550	149,019
Grifols S.A.	13,565	184,894
Iberdrola Renovables S.A.	136,286	483,708
Iberdrola S.A.	481,107	3,708,266
Iberia Lineas Aereas de Espana S.A.*	68,982	294,517

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM INTERNATIONAL PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2010

	Number of Shares	Value (Note 1)

Inditex S.A.	26,770	$2,004,347
Indra Sistemas S.A.	10,423	178,073
Mapfre S.A.	98,071	272,327
Red Electrica Corporacion S.A.	12,490	587,502
Repsol YPF S.A.	88,380	2,462,431
Telefonica S.A.	506,201	11,475,743
Zardoya Otis S.A.	17,608	248,002

		43,877,417

Sweden (1.7%)
Alfa Laval AB	37,055	780,697
Assa Abloy AB, Class B	36,959	1,041,346
Atlas Copco AB, Class A	79,080	1,995,328
Atlas Copco AB, Class B	57,412	1,298,368
Boliden AB	30,938	628,820
CDON Group AB*	2,954	13,660
Electrolux AB, Class B	27,052	768,243
Getinge AB, Class B	24,232	507,652
Hennes & Mauritz AB, Class B	121,869	4,058,887
Hexagon AB, Class B	27,572	591,152
Holmen AB, Class B	9,592	315,757
Husqvarna AB, Class B	66,316	553,648
Industrivarden AB, Class C	14,864	260,786
Investor AB, Class B	56,134	1,201,026
Kinnevik Investment AB, Class B	27,220	554,465
Modern Times Group AB, Class B	6,127	405,391
Nordea Bank AB	401,244	4,364,039
Ratos AB, Class B	13,148	486,771
Sandvik AB	117,921	2,298,580
Scania AB, Class B	38,344	881,969
Securitas AB, Class B	37,589	439,567
Skandinaviska Enskilda Banken AB, Class A	176,058	1,468,535
Skanska AB, Class B	47,337	938,203
SKF AB, Class B	43,892	1,250,393
SSAB AB, Class A	23,989	403,048
Svenska Cellulosa AB, Class B	67,088	1,059,339
Svenska Handelsbanken AB, Class A	59,460	1,899,884
Swedbank AB, Class A*	93,569	1,304,970
Swedish Match AB	27,984	810,105
Tele2 AB, Class B	35,288	732,450
Telefonaktiebolaget LM Ericsson, Class B	370,010	4,299,403
TeliaSonera AB	290,961	2,305,832
Volvo AB, Class B*	144,767	2,550,667

		42,468,981

Switzerland (4.5%)
ABB Ltd. (Registered)*	258,541	5,759,796
Actelion Ltd. (Registered)*	12,340	675,730
Adecco S.A. (Registered)	12,625	827,039
Aryzta AG*	12,220	563,950
Baloise Holding AG (Registered)	6,445	627,267
Cie Financiere Richemont S.A., Class A	61,155	3,597,353
Credit Suisse Group AG (Registered)	138,327	5,573,025
GAM Holding Ltd.*	34,327	567,221

	Number of Shares	Value (Note 1)

Geberit AG (Registered)	4,830	$1,116,841
Givaudan S.A. (Registered)	955	1,030,583
Holcim Ltd. (Registered)	28,777	2,174,433
Julius Baer Group Ltd.	20,949	981,354
Kuehne + Nagel International AG (Registered)	6,912	961,027
Lindt & Spruengli AG	68	205,527
Lindt & Spruengli AG (Registered)	15	482,888
Logitech International S.A. (Registered)*	19,385	369,041
Lonza Group AG (Registered)	4,528	362,966
Nestle S.A. (Registered)	419,809	24,582,399
Novartis AG (Registered)	253,232	14,882,458
Pargesa Holding S.A.	4,721	400,906
Roche Holding AG	84,836	12,430,515
Schindler Holding AG	6,117	723,572
Schindler Holding AG (Registered)	4,435	530,777
SGS S.A. (Registered)	659	1,105,851
Sika AG	298	653,688
Sonova Holding AG (Registered)	7,274	939,007
STMicroelectronics N.V.	77,200	798,373
Straumann Holding AG (Registered)	1,899	434,637
Swatch Group AG	3,545	1,580,274
Swatch Group AG (Registered)	9,245	745,533
Swiss Life Holding AG (Registered)*	4,853	701,739
Swiss Reinsurance Co., Ltd. (Registered)	41,333	2,223,583
Swisscom AG (Registered)	2,868	1,261,000
Syngenta AG (Registered)	11,285	3,301,013
Transocean Ltd.*	38,620	2,645,573
UBS AG (Registered)*	439,816	7,220,509
Xstrata plc	247,853	5,817,668
Zurich Financial Services AG	17,406	4,508,806

		113,363,922

United Kingdom (9.8%)
3i Group plc	131,991	676,011
Admiral Group plc	30,223	713,878
Aggreko plc	30,800	711,661
AMEC plc	43,323	776,766
Anglo American plc	159,149	8,276,350
Antofagasta plc	45,013	1,131,298
ARM Holdings plc	155,790	1,028,163
Associated British Foods plc	45,969	846,426
AstraZeneca plc	176,285	8,030,998
Autonomy Corp. plc*	26,380	618,992
Aviva plc	335,358	2,054,827
Babcock International Group plc	44,625	397,272
BAE Systems plc	424,956	2,186,411
Balfour Beatty plc	71,191	347,300
Barclays plc	1,405,514	5,733,633
BG Group plc	408,628	8,256,711
BHP Billiton plc	267,266	10,629,875
BP plc	2,296,229	16,666,926
British Airways plc*	78,703	334,373
British American Tobacco plc	244,364	9,385,637

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM INTERNATIONAL PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2010

	Number of Shares	Value (Note 1)

British Land Co. plc (REIT)	98,655	$806,749
British Sky Broadcasting Group plc	146,084	1,676,310
BT Group plc, Class A	943,038	2,658,285
Bunzl plc	40,493	453,924
Burberry Group plc	51,892	909,370
Cable & Wireless Worldwide plc	304,208	311,609
Cairn Energy plc*	162,540	1,064,348
Capita Group plc	74,884	813,175
Capital Shopping Centres Group plc (REIT)	57,314	373,160
Carnival plc	20,464	951,420
Centrica plc	621,355	3,212,390
Cobham plc	157,970	501,202
Compass Group plc	230,647	2,089,286
Diageo plc	309,111	5,710,929
Eurasian Natural Resources Corp.	35,130	574,002
Firstgroup plc	57,206	355,243
G4S plc	171,365	680,228
GlaxoSmithKline plc	635,580	12,287,566
Hammerson plc (REIT)	77,861	506,452
Home Retail Group plc	108,732	319,553
HSBC Holdings plc	2,142,457	21,748,724
ICAP plc	68,809	573,949
Imperial Tobacco Group plc	124,072	3,806,912
Inmarsat plc	49,439	519,136
Intercontinental Hotels Group plc	36,617	709,623
International Power plc	174,031	1,187,348
Intertek Group plc	19,667	544,265
Invensys plc	106,936	590,536
Investec plc	55,132	452,990
ITV plc*	414,353	452,535
J Sainsbury plc	151,011	885,965
Johnson Matthey plc	27,520	874,433
Kazakhmys plc	26,491	666,616
Kingfisher plc	273,224	1,122,041
Land Securities Group plc (REIT)	97,552	1,025,109
Legal & General Group plc	675,101	1,018,342
Lloyds Banking Group plc*	4,911,181	5,030,664
London Stock Exchange Group plc	23,691	309,529
Lonmin plc*	20,192	618,923
Man Group plc	208,418	961,836
Marks & Spencer Group plc	183,467	1,055,500
National Grid plc	417,602	3,600,491
Next plc	22,267	685,651
Old Mutual plc	617,367	1,184,883
Pearson plc	101,337	1,592,585
Petrofac Ltd.	28,839	713,561
Prudential plc	316,715	3,298,520
Randgold Resources Ltd.	11,657	958,701
Reckitt Benckiser Group plc	73,591	4,044,434
Reed Elsevier plc	144,455	1,219,565
Resolution Ltd.	172,208	628,534
Rexam plc	95,767	496,756
Rio Tinto plc	175,599	12,282,978
Rolls-Royce Group plc*	217,340	2,111,065
Rolls-Royce Group plc, Class C*†(b)	14,040,448	21,890

	Number of Shares	Value (Note 1)

Royal Bank of Scotland Group plc*	1,981,313	$1,206,898
RSA Insurance Group plc	390,753	762,747
SABMiller plc	116,374	4,094,164
Sage Group plc	168,106	716,565
Schroders plc	12,346	357,062
Scottish & Southern Energy plc	115,565	2,207,173
Segro plc (REIT)	91,450	408,348
Serco Group plc	54,352	470,732
Severn Trent plc	28,691	661,141
Smith & Nephew plc	106,448	1,122,740
Smiths Group plc	47,509	922,188
Standard Chartered plc	266,351	7,165,447
Standard Life plc	266,335	896,925
Tesco plc	974,910	6,459,924
Thomas Cook Group plc	43,358	128,236
TUI Travel plc	69,429	266,504
Tullow Oil plc	107,356	2,110,646
Unilever plc	156,081	4,776,880
United Utilities Group plc	86,158	795,227
Vedanta Resources plc	18,883	741,017
Vodafone Group plc	6,411,667	16,574,081
Weir Group plc	25,059	695,437
Whitbread plc	22,334	623,295
WM Morrison Supermarkets plc	259,341	1,082,010
Wolseley plc*	33,884	1,080,872
WPP plc	152,119	1,872,447

		250,252,005

United States (0.0%)
Synthes, Inc.	6,525	881,398

Total Common Stocks (52.6%) (Cost $1,255,107,718)		1,339,226,334

	Number of Warrants	Value (Note 1)
WARRANTS:
Hong Kong (0.0%)
Henderson Land Development Co., Ltd., expiring 6/1/11*	12,811	2,967

Italy (0.0%)
Mediobanca S.p.A., expiring 3/18/11*	26,916	198
Unione di Banche Italiane S.c.p.A., expiring 6/30/11*	9,090	39

		237

Singapore (0.0%)
Golden Agri-Resources Ltd., expiring 7/23/12*	16,829	3,147

Total Warrants (0.0%) (Cost $2,795)		6,351

	Number of Shares	Value (Note 1)
SHORT-TERM INVESTMENTS:
Short-Term Investment (0.0%)
BlackRock Liquidity Funds TempFund 0.17%‡	991,600	991,600

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM INTERNATIONAL PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2010

	Principal Amount	Value (Note 1)
Time Deposit (0.1%)
JPMorgan Chase Nassau 0.000%, 1/3/11	$2,597,289	$2,597,289

Total Short-Term Investments (0.1%) (Cost $3,588,889)		3,588,889

Total Investments (52.7%) (Cost $1,258,699,402)		1,342,821,574
Other Assets Less Liabilities (47.3%)		1,204,621,369

Net Assets (100%)		$2,547,442,943

*	Non-income producing.

†	Securities (totaling $21,922 or 0.0% of net assets) at fair value by management.

‡	Affiliated company as defined under the Investment Company Act of 1940.

(b)	Illiquid Security.

Glossary:

ADR	— American Depositary Receipt
CDI	— Chess Depositary Interest
CVA	— Dutch Certification
FDR	— Finnish Depositary Receipt
PPS	— Price Protected Share
REIT	— Real Estate Investment Trust
RNC	— Risparmio Non-Convertible Savings Shares
SDR	— Swedish Certification
VVPR	— Verlaagde Vooheffing Precompte Reduit (Belgium Dividend Coupon)

Investments in companies which were affiliates for the year ended December 31, 2010, were as follows:

Securities	Market Value December 31, 2009	Purchases at Cost	Sales at Cost	Market Value December 31, 2010	Dividend Income	Realized Gain (Loss)
AXA Asia Pacific Holdings Ltd	$375,557	$318,563	$—	$832,413	$10,665	$—
AXA S.A.	4,812,233	251,176	—	3,649,262	126,186	—
BlackRock Liquidity Funds TempFund	87,423,535	1,432,922,430	1,519,354,365	991,600	74,688	368

	$92,611,325	$1,433,492,169	$1,519,354,365	$5,473,275	$211,539	$368

At December 31, 2010, the Portfolio had the following futures contracts open: (Note 1)

Purchases	Number of Contracts	Expiration Date	Original Value	Value at 12/31/2010	Unrealized Appreciation/ (Depreciation)
DJ EURO Stoxx 50 Index	12,548	March-11	$477,754,459	$468,494,916	$(9,259,543)
E-Mini MSCI EAFE Index	27	March-11	2,200,088	2,242,350	42,262
FTSE 100 Index	3,288	March-11	298,990,697	302,094,083	3,103,386
SPI 200 Index	1,036	March-11	126,440,448	125,300,160	(1,140,288)
TOPIX Index	2,801	March-11	304,306,155	309,113,930	4,807,775

					$(2,446,408)

At December 31, 2010, the Portfolio had outstanding foreign currency contracts to buy/sell foreign currencies as follows: (Note 1)

Foreign Currency Buy Contracts	Counterparty	Local Contract Buy Amount (000’s)	U.S. $ Current Buy Value	U.S. $ Current Sell Value	Unrealized Appreciation/ (Depreciation)
British Pound vs. U.S. Dollar, expiring 3/18/11	Credit Suisse First Boston	37,500	$58,433,500	$58,541,250	$(107,750)
Japanese Yen vs. U.S. Dollar, expiring 3/18/11	Credit Suisse First Boston	2,380,000	29,336,699	28,361,594	975,105

					$867,355

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM INTERNATIONAL PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2010

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2010:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with rules under the Investment Company Act of 1940. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Common Stocks
Consumer Discretionary	$—	$141,375,616	$—	$141,375,616
Consumer Staples	—	134,358,304	—	134,358,304
Energy	—	104,767,575	—	104,767,575
Financials	—	318,182,377	32	318,182,409
Health Care	—	110,193,238	—	110,193,238
Industrials	184,160	168,999,036	21,890	169,205,086
Information Technology	—	67,382,837	—	67,382,837
Materials	—	153,895,376	—	153,895,376
Telecommunication Services	—	72,676,230	—	72,676,230
Utilities	—	67,189,663	—	67,189,663
Forward Currency Contracts	—	975,105	—	975,105
Futures	7,953,423	—	—	7,953,423
Short-Term Investments	—	3,588,889	—	3,588,889
Warrants
Consumer Staples	—	3,147	—	3,147
Financials	—	3,204	—	3,204

Total Assets	$8,137,583	$1,343,590,597	$21,922	$1,351,750,102

Liabilities:
Forward Currency Contracts	$—	$(107,750)	$—	$(107,750)
Futures	(10,399,831)	—	—	(10,399,831)

Total Liabilities	$(10,399,831)	$(107,750)	$—	$(10,507,581)

Total	$(2,262,248)	$1,343,482,847	$21,922	$1,341,242,521

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	Investments in Securities-Financials	Investments in Securities-Industrials
Balance as of 12/31/09	$—	$43,878
Total gains or losses (realized/unrealized) included in earnings	(16,101)	21,465
Purchases, sales, issuances, and settlements (net)	16,133	(43,453)
Transfers into Level 3	—	—
Transfers out of Level 3	—	—
Balance as of 12/31/10	$32	$21,890
The amount of total gains or losses for the year included in earnings attributable to the change in unrealized gains or losses relating to assets and liabilities still held at year ending 12/31/10.	$(787,406)	$21,890

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM INTERNATIONAL PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2010

Fair Values of Derivative Instruments as of December 31, 2010:

Statement of Assets and Liabilities
Derivatives Not Accounted for as Hedging Instruments^	Asset Derivatives	Fair Value
Interest rate contracts	Receivables, Net Assets - Unrealized appreciation	$—	*
Foreign exchange contracts	Receivables	975,105
Credit contracts	Receivables	—
Equity contracts	Receivables, Net Assets - Unrealized appreciation	7,953,423	*
Commodity contracts	Receivables	—
Other contracts	Receivables	—

Total		$8,928,528

	Liability Derivatives
Interest rate contracts	Payables, Net Assets - Unrealized depreciation	$—	*
Foreign exchange contracts	Payables	(107,750)
Credit contracts	Payables	—
Equity contracts	Payables, Net Assets - Unrealized depreciation	(10,399,831	)*
Commodity contracts	Payables	—
Other contracts	Payables	—

Total		$(10,507,581)

*Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets & Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2010:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Options	Futures	Forward Currency Contracts	Swaps	Total
Interest rate contracts	$—	$—	$—	$—	$—
Foreign exchange contracts	—	—	(3,891,887)	—	(3,891,887)
Credit contracts	—	—	—	—	—
Equity contracts	—	49,047,471	—	—	49,047,471
Commodity contracts	—	—	—	—	—
Other contracts	—	—	—	—	—

Total	$—	$49,047,471	$(3,891,887)	$—	$45,155,584

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Options	Futures	Forward Currency Contracts	Swaps	Total
Interest rate contracts	$—	$—	$—	$—	$—
Foreign exchange contracts	—	—	3,726,053	—	3,726,053
Credit contracts	—	—	—	—	—
Equity contracts	—	(32,241,244)	—	—	(32,241,244)
Commodity contracts	—	—	—	—	—
Other contracts	—	—	—	—	—

Total	$—	$(32,241,244)	$3,726,053	$—	$(28,515,191)

The Portfolio held forward foreign currency contracts with an average settlement value of approximately $194,081,000 and futures contracts with an average notional balance of approximately $1,110,478,000 during the year ended December 31, 2010.

^ This Portfolio held forward foreign currency and futures contracts as a substitute for investing in conventional securities and hedging and in an attempt to enhance returns.

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM INTERNATIONAL PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2010

Investment security transactions for the year ended December 31, 2010 were as follows:

Cost of Purchases:
Stocks	$116,921,894
Net Proceeds of Sales and Redemptions:
Stocks	$112,347,218

As of December 31, 2010, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$166,040,601
Aggregate gross unrealized depreciation	(89,099,182)

Net unrealized appreciation	$76,941,419

Federal income tax cost of investments	$1,265,880,155

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM INTERNATIONAL PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2010

ASSETS
Investments at value:
Affiliated Issuers (Cost $7,037,126)	$5,473,275
Unaffiliated Issuers (Cost $1,251,662,276)	1,337,348,299
Foreign cash (Cost $1,094,526,613)	1,134,862,336
Cash held as collateral at broker	83,655,000
Dividends, interest and other receivables	2,477,314
Unrealized appreciation of forward foreign currency contracts	975,105
Receivable from Separate Accounts for Trust shares sold	15,698
Receivable from investment sub-advisor	92

Total assets	2,564,807,119

LIABILITIES
Overdraft payable	72,000
Variation margin payable on futures contracts	14,896,259
Investment management fees payable	961,996
Payable for securities purchased	398,839
Administrative fees payable	328,946
Payable to Separate Accounts for Trust shares redeemed	149,593
Unrealized depreciation of forward foreign currency contracts	107,750
Trustees’ fees payable	769
Accrued expenses	448,024

Total liabilities	17,364,176

NET ASSETS	$2,547,442,943

Net assets were comprised of:
Paid in capital	$2,420,452,057
Accumulated undistributed net investment income (loss)	(2,705,064)
Accumulated undistributed net realized gains (losses) on investments, futures and foreign currency transactions	6,718,602
Net unrealized appreciation (depreciation) on investments, futures and foreign currency translations	122,977,348

Net assets	$2,547,442,943

Class IA
Net asset value, offering and redemption price per share, $2,547,442,943 / 241,540,623 shares outstanding (unlimited amount authorized: $0.01 par value)	$10.55

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2010

INVESTMENT INCOME
Dividends ($211,539 of dividend income received from affiliates)(net of $3,050,729 foreign withholding tax)	$35,516,053
Interest	2,769,121

Total income	38,285,174

EXPENSES
Investment management fees	10,818,121
Administrative fees	3,707,896
Custodian fees	589,000
Printing and mailing expenses	220,830
Professional fees	82,245
Trustees’ fees	54,955
Miscellaneous	64,383

Gross expenses	15,537,430
Less: Reimbursement from sub-advisor	(34,087)

Net expenses	15,503,343

NET INVESTMENT INCOME (LOSS)	22,781,831

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Securities	(5,641,661)
Foreign currency transactions	(60,607,179)
Futures	49,047,471
Net distributions of realized gain received from Underlying Portfolio (All realized gains received from affiliates)	368

Net realized gain (loss)	(17,201,001)

Change in unrealized appreciation (depreciation) on:
Securities	75,582,097
Foreign currency translations	83,934,659
Futures	(32,241,244)

Net change in unrealized appreciation (depreciation)	127,275,512

NET REALIZED AND UNREALIZED GAIN (LOSS)	110,074,511

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$132,856,342

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM INTERNATIONAL PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2010	August 28, 2009* to December 31, 2009
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$22,781,831	$4,972,256
Net realized gain (loss) on investments, futures, foreign currency transactions and net distributions of realized gain received from Underlying Portfolios	(17,201,001)	6,450,123
Net change in unrealized appreciation (depreciation) on investments, futures and foreign currency translations	127,275,512	(4,298,164)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	132,856,342	7,124,215

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class IA	(436,332)	(1,800,764)

Distributions from net realized capital gains
Class IA	(10,754,290)	—

TOTAL DIVIDENDS AND DISTRIBUTIONS	(11,190,622)	(1,800,764)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 25,543,075 and 246,613,892 shares, respectively]	230,701,432	2,488,930,958
Capital shares issued in reinvestment of dividends and distributions[ 1,233,199 and 181,394 shares, respectively]	11,190,622	1,800,764
Capital shares repurchased [ (28,858,903) and (3,182,034) shares, respectively]	(280,566,733)	(31,703,271)

Total Class IA transactions	(38,674,679)	2,459,028,451

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(38,674,679)	2,459,028,451

TOTAL INCREASE (DECREASE) IN NET ASSETS	82,991,041	2,464,351,902
NET ASSETS:
Beginning of period	2,464,451,902	100,000

End of period (a)	$2,547,442,943	$2,464,451,902

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$(2,705,064)	$2,450,068

* The Portfolio commenced operations on August 28, 2009.

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM INTERNATIONAL PORTFOLIO

FINANCIAL HIGHLIGHTS

Class IA	Year Ended December 31, 2010	August 28, 2009* to December 31, 2009
Net asset value, beginning of period	$10.12	$10.00

Income (loss) from investment operations:
Net investment income (loss)	0.09 (e)	0.02 (e)
Net realized and unrealized gain (loss) on investments, futures and foreign currency transactions	0.38	0.11

Total from investment operations	0.47	0.13

Less distributions:
Dividends from net investment income	— #	(0.01)
Distributions from net realized gains	(0.04)	—

Total dividends and distributions	(0.04)	(0.01)

Net asset value, end of period	$10.55	$10.12

Total return (b)	4.75%	1.28%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$2,547,443	$2,464,452
Ratio of expenses to average net assets:
After reimbursements (a)	0.64%	0.68%
Before reimbursements (a)	0.65%	0.68%
Ratio of net investment income (loss) to average net assets:
After reimbursements (a)	0.95%	0.69%
Before reimbursements (a)	0.95%	0.69%
Portfolio turnover rate	9%	123%
*	Commencement of Operations.
#	Per share amount is less than $0.005
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income per share is based on average shares outstanding.

See Notes to Financial Statements.

ATM LARGE CAP PORTFOLIO (Unaudited)

PORTFOLIO ADVISERS

➢	AllianceBernstein L.P.

➢	AXA Equitable Life Insurance Company

➢	BlackRock Investment Management, LLC

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/10
	1 Year	Since Incept.*
Portfolio – Class IA Shares	12.79%	14.84%
S&P 500 Index	15.06	18.47
* Date of inception 8/28/09 Returns for periods greater than one year are annualized

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IA shares returned 12.79% for the year ended December 31, 2010. The Portfolio’s benchmark, the S&P 500 Index, returned 15.06% over the same period.

Investment Objective

The Portfolio seeks to achieve long-term growth of capital with an emphasis on risk-adjusted returns and lower volatility over a full market cycle relative to traditional equity funds and equity indexes by investing in a combination of long and short positions in equity securities of large-cap companies, including securities included in the S&P 500 Index.

The Investment Strategy

The Portfolio is divided into two portions, one of which utilizes a passive investment index style focused on equity securities of large-capitalization companies and a second portion which utilizes an actively managed futures and options strategy to tactically manage equity exposure in the Portfolio based on the level of volatility in the market.

Portfolio Highlights

The early months of 2010 saw stocks move higher on the continuation of the 2009 asset recovery story, aided by preliminary signs of improvement in the employment situation and strong corporate earnings reported for fourth quarter 2009 and first quarter 2010. The middle months of 2010 saw a double-digit percentage correction on the back of the Greek sovereign debt crisis and a stalling in jobs growth, leading to fears of a double-dip recession. Investors were also unnerved by the May “flash crash” and the uncertainty surrounding the financial reform bill in the United States.

Nevertheless, after touching a late summer low, the U.S. equity markets experienced a strong finish to the year as double-dip fears receded, jobs growth resumed and the midterm elections results were perceived to be capital markets friendly. Additionally, in the United States, Federal Reserve President Ben Bernanke delivered his famous Jackson Hole speech, leading to a second round of quantitative easing measures (informally known as “QE2”) and, perhaps most importantly, the Bush-era tax cuts were extended and supplemented with some fiscal sweeteners.

In 2010, U.S. stocks posted double-digit percentage gains for the second consecutive year. The S&P 500 Index advanced 10.8% over the fourth quarter, finishing the year up 15.1%.

The Portfolio was fully equitized throughout most of 2010 and, in the latter half of the year, it performed in line with its benchmark, the S&P 500 Index. The full-year performance lag reflects a brief period in May when the S&P 500 Index rallied as the CBOE Volatility Index (VIX) trended upward. The Portfolio’s use of futures to reduce equity exposure on several highly volatile days in May helped reduce the Portfolio’s risk profile, but detracted from returns when markets rose but volatility remained high.

Sector Weightings as of 12/31/10	% of Net Assets
Information Technology	9.7%
Financials	8.4
Energy	6.3
Industrials	5.7
Health Care	5.7
Consumer Discretionary	5.6
Consumer Staples	5.5
Materials	2.0
Utilities	1.7
Telecommunication Services	1.6
Cash and Other	47.8

100.0%

ATM LARGE CAP PORTFOLIO (Unaudited)

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2010 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/10	Ending Account Value 12/31/10	Expenses Paid During Period* 7/1/10 - 12/31/10
Class IA
Actual	$1,000.00	$1,228.30	$3.31
Hypothetical (5% average return before expenses)	1,000.00	1,022.23	3.01

*   Expenses are equal to the Portfolio’s Class IA shares annualized expense ratios of 0.59%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

EQ ADVISORS TRUST

ATM LARGE CAP PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2010

	Number of Shares	Value (Note 1)

COMMON STOCKS:
Consumer Discretionary (5.6%)
Auto Components (0.1%)
Goodyear Tire & Rubber Co.*	53,683	$636,144
Johnson Controls, Inc.	147,236	5,624,415

		6,260,559

Automobiles (0.3%)
Ford Motor Co.*	818,700	13,745,973
Harley-Davidson, Inc.	51,456	1,783,979

		15,529,952

Distributors (0.0%)
Genuine Parts Co.	34,619	1,777,339

Diversified Consumer Services (0.1%)
Apollo Group, Inc., Class A*	27,732	1,095,137
DeVry, Inc.	13,848	664,427
H&R Block, Inc.	67,873	808,367

		2,567,931

Hotels, Restaurants & Leisure (0.9%)
Carnival Corp.	94,746	4,368,738
Darden Restaurants, Inc.	29,671	1,377,921
International Game Technology	63,281	1,119,441
Marriott International, Inc., Class A	62,714	2,605,140
McDonald’s Corp.	230,970	17,729,257
Starbucks Corp.	161,062	5,174,922
Starwood Hotels & Resorts Worldwide, Inc.	41,639	2,530,818
Wyndham Worldwide Corp.	38,881	1,164,875
Wynn Resorts Ltd.	16,508	1,714,191
Yum! Brands, Inc.	102,246	5,015,166

		42,800,469

Household Durables (0.2%)
D.R. Horton, Inc.	61,199	730,104
Fortune Brands, Inc.	33,510	2,018,978
Harman International Industries, Inc.*	15,435	714,640
Leggett & Platt, Inc.	32,207	733,031
Lennar Corp., Class A	32,938	617,588
Newell Rubbermaid, Inc.	62,255	1,131,796
Pulte Group, Inc.*	74,599	560,984
Stanley Black & Decker, Inc.	36,215	2,421,697
Whirlpool Corp.	16,670	1,480,796

		10,409,614

Internet & Catalog Retail (0.5%)
Amazon.com, Inc.*	77,436	13,938,480
Expedia, Inc.	44,819	1,124,509
Netflix, Inc.*	9,493	1,667,920
priceline.com, Inc.*	10,725	4,285,174

		21,016,083

Leisure Equipment & Products (0.1%)
Hasbro, Inc.	30,167	1,423,279
Mattel, Inc.	77,511	1,971,105

		3,394,384

	Number of Shares	Value (Note 1)

Media (1.6%)
Cablevision Systems Corp. – New York Group, Class A	52,477	$1,775,822
CBS Corp., Class B	148,752	2,833,726
Comcast Corp., Class A	610,042	13,402,623
DIRECTV, Class A*	182,279	7,278,400
Discovery Communications, Inc., Class A*	62,284	2,597,243
Gannett Co., Inc.	52,484	791,984
Interpublic Group of Cos., Inc.*	107,496	1,141,607
McGraw-Hill Cos., Inc.	67,484	2,457,092
Meredith Corp.	8,095	280,492
News Corp., Class A	497,692	7,246,396
Omnicom Group, Inc.	65,553	3,002,327
Scripps Networks Interactive, Inc., Class A	19,766	1,022,890
Time Warner Cable, Inc.	77,804	5,137,398
Time Warner, Inc.	243,146	7,822,007
Viacom, Inc., Class B	133,059	5,270,467
Walt Disney Co.	414,049	15,530,978
Washington Post Co., Class B	1,290	566,955

		78,158,407

Multiline Retail (0.5%)
Big Lots, Inc.*	16,609	505,910
Family Dollar Stores, Inc.	27,646	1,374,283
J.C. Penney Co., Inc.	51,667	1,669,361
Kohl’s Corp.*	67,279	3,655,941
Macy’s, Inc.	92,436	2,338,631
Nordstrom, Inc.	36,860	1,562,127
Sears Holdings Corp.*	9,714	716,407
Target Corp.	154,841	9,310,589

		21,133,249

Specialty Retail (1.0%)
Abercrombie & Fitch Co., Class A	19,254	1,109,608
AutoNation, Inc.*	14,068	396,718
AutoZone, Inc.*	5,970	1,627,362
Bed Bath & Beyond, Inc.*	57,210	2,811,871
Best Buy Co., Inc.	72,142	2,473,749
CarMax, Inc.*	48,898	1,558,868
GameStop Corp., Class A*	33,075	756,756
Gap, Inc.	95,414	2,112,466
Home Depot, Inc.	358,278	12,561,227
Limited Brands, Inc.	57,054	1,753,269
Lowe’s Cos., Inc.	301,734	7,567,489
O’Reilly Automotive, Inc.*	30,598	1,848,731
RadioShack Corp.	25,882	478,558
Ross Stores, Inc.	26,006	1,644,880
Staples, Inc.	158,823	3,616,400
Tiffany & Co.	27,638	1,721,018
TJX Cos., Inc.	87,081	3,865,526
Urban Outfitters, Inc.*	27,360	979,762

		48,884,258

Textiles, Apparel & Luxury Goods (0.3%)
Coach, Inc.	64,898	3,589,508
NIKE, Inc., Class B	83,621	7,142,906
Polo Ralph Lauren Corp.	14,307	1,586,933

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM LARGE CAP PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2010

	Number of Shares	Value (Note 1)

VF Corp.	19,061	$1,642,677

		13,962,024

Total Consumer Discretionary		265,894,269

Consumer Staples (5.5%)
Beverages (1.3%)
Brown-Forman Corp., Class B	22,809	1,587,962
Coca-Cola Co.	507,706	33,391,823
Coca-Cola Enterprises, Inc.	73,168	1,831,395
Constellation Brands, Inc., Class A*	39,140	866,951
Dr. Pepper Snapple Group, Inc.	49,592	1,743,655
Molson Coors Brewing Co., Class B	34,704	1,741,794
PepsiCo, Inc.	346,554	22,640,373

		63,803,953

Food & Staples Retailing (1.2%)
Costco Wholesale Corp.	94,807	6,846,014
CVS Caremark Corp.	297,143	10,331,662
Kroger Co.	138,501	3,096,882
Safeway, Inc.	81,540	1,833,835
SUPERVALU, Inc.	46,581	448,575
Sysco Corp.	127,447	3,746,942
Walgreen Co.	202,396	7,885,348
Wal-Mart Stores, Inc.	428,343	23,100,538
Whole Foods Market, Inc.*	32,253	1,631,679

		58,921,475

Food Products (0.9%)
Archer-Daniels-Midland Co.	139,649	4,200,642
Campbell Soup Co.	42,172	1,465,477
ConAgra Foods, Inc.	95,278	2,151,377
Dean Foods Co.*	39,353	347,880
General Mills, Inc.	140,338	4,994,629
H.J. Heinz Co.	69,849	3,454,732
Hershey Co.	33,928	1,599,705
Hormel Foods Corp.	15,252	781,818
J.M. Smucker Co.	26,281	1,725,348
Kellogg Co.	55,560	2,838,005
Kraft Foods, Inc., Class A	381,477	12,020,340
McCormick & Co., Inc. (Non-Voting)	29,280	1,362,398
Mead Johnson Nutrition Co.	44,879	2,793,718
Sara Lee Corp.	139,741	2,446,865
Tyson Foods, Inc., Class A	64,036	1,102,700

		43,285,634

Household Products (1.2%)
Clorox Co.	30,285	1,916,435
Colgate-Palmolive Co.	105,921	8,512,871
Kimberly-Clark Corp.	89,232	5,625,185
Procter & Gamble Co.	612,033	39,372,083

		55,426,574

Personal Products (0.1%)
Avon Products, Inc.	93,703	2,723,009

	Number of Shares	Value (Note 1)

Estee Lauder Cos., Inc., Class A	24,981	$2,015,967

		4,738,976

Tobacco (0.8%)
Altria Group, Inc.	454,894	11,199,490
Lorillard, Inc.	32,633	2,677,864
Philip Morris International, Inc.	396,738	23,221,075
Reynolds American, Inc.	74,066	2,416,033

		39,514,462

Total Consumer Staples		265,691,074

Energy (6.3%)
Energy Equipment & Services (1.1%)
Baker Hughes, Inc.	94,386	5,396,047
Cameron International Corp.*	52,241	2,650,186
Diamond Offshore Drilling, Inc.	15,168	1,014,284
FMC Technologies, Inc.*	26,304	2,338,689
Halliburton Co.	199,101	8,129,294
Helmerich & Payne, Inc.	23,150	1,122,312
Nabors Industries Ltd.*	62,393	1,463,740
National Oilwell Varco, Inc.	91,723	6,168,372
Rowan Cos., Inc.*	27,538	961,351
Schlumberger Ltd.	298,574	24,930,929

		54,175,204

Oil, Gas & Consumable Fuels (5.2%)
Anadarko Petroleum Corp.	108,292	8,247,519
Apache Corp.	83,476	9,952,843
Cabot Oil & Gas Corp.	22,964	869,187
Chesapeake Energy Corp.	142,902	3,702,591
Chevron Corp.	439,642	40,117,333
ConocoPhillips	321,301	21,880,598
Consol Energy, Inc.	49,340	2,404,832
Denbury Resources, Inc.*	87,233	1,665,278
Devon Energy Corp.	94,914	7,451,698
El Paso Corp.	154,424	2,124,874
EOG Resources, Inc.	55,518	5,074,900
EQT Corp.	32,616	1,462,501
Exxon Mobil Corp.#	1,102,550	80,618,456
Hess Corp.	65,620	5,022,555
Marathon Oil Corp.	155,111	5,743,760
Massey Energy Co.	22,313	1,197,092
Murphy Oil Corp.	41,972	3,129,013
Newfield Exploration Co.*	29,302	2,112,967
Noble Energy, Inc.	38,282	3,295,315
Occidental Petroleum Corp.	177,721	17,434,430
Peabody Energy Corp.	58,919	3,769,638
Pioneer Natural Resources Co.	25,380	2,203,492
QEP Resources, Inc.	38,501	1,397,971
Range Resources Corp.	34,205	1,538,541
Southwestern Energy Co.*	74,874	2,802,534
Spectra Energy Corp.	141,903	3,546,156
Sunoco, Inc.	26,296	1,059,992
Tesoro Corp.*	31,192	578,300
Valero Energy Corp.	123,761	2,861,354

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM LARGE CAP PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2010

	Number of Shares	Value (Note 1)

Williams Cos., Inc.	128,104	$3,166,731

		246,432,451

Total Energy		300,607,655

Financials (8.4%)
Capital Markets (1.3%)
Ameriprise Financial, Inc.	54,217	3,120,188
Bank of New York Mellon Corp.	271,185	8,189,787
Charles Schwab Corp.	216,675	3,707,309
E*TRADE Financial Corp.*	42,342	677,472
Federated Investors, Inc., Class B	20,220	529,157
Franklin Resources, Inc.	31,972	3,555,606
Goldman Sachs Group, Inc.	111,822	18,803,988
Invesco Ltd.	100,507	2,418,198
Janus Capital Group, Inc.	40,716	528,087
Legg Mason, Inc.	33,834	1,227,159
Morgan Stanley	330,547	8,994,184
Northern Trust Corp.	53,043	2,939,113
State Street Corp.	109,720	5,084,425
T. Rowe Price Group, Inc.	56,137	3,623,082

		63,397,755

Commercial Banks (1.6%)
BB&T Corp.	151,470	3,982,146
Comerica, Inc.	38,582	1,629,704
Fifth Third Bancorp	174,574	2,562,746
First Horizon National Corp.*	52,827	622,299
Huntington Bancshares, Inc./Ohio	173,270	1,190,365
KeyCorp	192,363	1,702,412
M&T Bank Corp.	26,062	2,268,697
Marshall & Ilsley Corp.	116,702	807,578
PNC Financial Services Group, Inc.	114,895	6,976,424
Regions Financial Corp.	273,481	1,914,367
SunTrust Banks, Inc.	109,278	3,224,794
U.S. Bancorp	418,209	11,279,097
Wells Fargo & Co.	1,147,564	35,563,008
Zions Bancorp	38,346	929,124

		74,652,761

Consumer Finance (0.4%)
American Express Co.	229,040	9,830,397
Capital One Financial Corp.	99,847	4,249,488
Discover Financial Services	119,365	2,211,834
SLM Corp.*	106,634	1,342,522

		17,634,241

Diversified Financial Services (2.2%)
Bank of America Corp.	2,198,747	29,331,285
Citigroup, Inc.*	6,351,754	30,043,796
CME Group, Inc.	14,764	4,750,317
IntercontinentalExchange, Inc.*	16,203	1,930,587
JPMorgan Chase & Co.	854,688	36,255,865
Leucadia National Corp.	43,215	1,261,014
Moody’s Corp.	44,785	1,188,594

	Number of Shares	Value (Note 1)

NASDAQ OMX Group, Inc.*	31,356	$743,451
NYSE Euronext	56,940	1,707,061

		107,211,970

Insurance (2.0%)
ACE Ltd.	73,801	4,594,112
Aflac, Inc.	103,063	5,815,845
Allstate Corp.	117,633	3,750,140
American International Group, Inc.*	30,196	1,739,894
Aon Corp.	71,920	3,309,039
Assurant, Inc.	23,372	900,290
Berkshire Hathaway, Inc., Class B*	378,286	30,304,492
Chubb Corp.	66,639	3,974,350
Cincinnati Financial Corp.	35,762	1,133,298
Genworth Financial, Inc., Class A*	107,494	1,412,471
Hartford Financial Services Group, Inc.	97,077	2,571,570
Lincoln National Corp.	68,640	1,908,878
Loews Corp.	69,512	2,704,712
Marsh & McLennan Cos., Inc.	118,914	3,251,109
MetLife, Inc.	198,140	8,805,342
Principal Financial Group, Inc.	70,224	2,286,493
Progressive Corp.	145,767	2,896,390
Prudential Financial, Inc.	106,168	6,233,123
Torchmark Corp.	17,731	1,059,250
Travelers Cos., Inc.	100,402	5,593,395
Unum Group	70,701	1,712,378
XL Group plc	70,661	1,541,823

		97,498,394

Real Estate Investment Trusts (REITs) (0.8%)
Apartment Investment & Management Co. (REIT), Class A	25,782	666,207
AvalonBay Communities, Inc. (REIT)	18,703	2,105,023
Boston Properties, Inc. (REIT)	30,639	2,638,018
Equity Residential (REIT)	62,061	3,224,069
HCP, Inc. (REIT)	75,402	2,774,040
Health Care REIT, Inc. (REIT)	31,671	1,508,806
Host Hotels & Resorts, Inc. (REIT)	144,685	2,585,521
Kimco Realty Corp. (REIT)	89,061	1,606,660
Plum Creek Timber Co., Inc. (REIT)	34,537	1,293,411
ProLogis (REIT)	122,964	1,775,600
Public Storage (REIT)	30,508	3,094,121
Simon Property Group, Inc. (REIT)	63,875	6,354,924
Ventas, Inc. (REIT)	34,222	1,795,970
Vornado Realty Trust (REIT)	35,512	2,959,215
Weyerhaeuser Co. (REIT)	116,790	2,210,835

		36,592,420

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM LARGE CAP PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2010

	Number of Shares	Value (Note 1)

Real Estate Management & Development (0.0%)
CB Richard Ellis Group, Inc., Class A*	63,121	$1,292,718

Thrifts & Mortgage Finance (0.1%)
Hudson City Bancorp, Inc.	115,066	1,465,941
People’s United Financial, Inc.	78,868	1,104,941

		2,570,882

Total Financials		400,851,141

Health Care (5.7%)
Biotechnology (0.7%)
Amgen, Inc.*	206,591	11,341,846
Biogen Idec, Inc.*	52,487	3,519,253
Celgene Corp.*	102,879	6,084,264
Cephalon, Inc.*	16,480	1,017,146
Genzyme Corp.*	56,440	4,018,528
Gilead Sciences, Inc.*	177,447	6,430,679

		32,411,716

Health Care Equipment & Supplies (0.8%)
Baxter International, Inc.	127,748	6,466,604
Becton, Dickinson and Co.	50,574	4,274,514
Boston Scientific Corp.*	331,852	2,512,120
C.R. Bard, Inc.	20,528	1,883,855
CareFusion Corp.*	48,649	1,250,279
DENTSPLY International, Inc.	31,313	1,069,965
Intuitive Surgical, Inc.*	8,656	2,231,084
Medtronic, Inc.	236,267	8,763,143
St. Jude Medical, Inc.*	74,970	3,204,968
Stryker Corp.	74,615	4,006,825
Varian Medical Systems, Inc.*	26,421	1,830,447
Zimmer Holdings, Inc.*	43,124	2,314,896

		39,808,700

Health Care Providers & Services (1.0%)
Aetna, Inc.	87,466	2,668,588
AmerisourceBergen Corp.	59,977	2,046,415
Cardinal Health, Inc.	76,684	2,937,764
CIGNA Corp.	58,852	2,157,514
Coventry Health Care, Inc.*	32,727	863,993
DaVita, Inc.*	21,265	1,477,705
Express Scripts, Inc.*	115,211	6,227,154
Humana, Inc.*	36,989	2,024,778
Laboratory Corp. of America Holdings*	22,067	1,940,130
McKesson Corp.	55,373	3,897,152
Medco Health Solutions, Inc.*	92,773	5,684,202
Patterson Cos., Inc.	21,336	653,522
Quest Diagnostics, Inc.	30,910	1,668,213
Tenet Healthcare Corp.*	106,495	712,451
UnitedHealth Group, Inc.	240,490	8,684,094
WellPoint, Inc.*	86,671	4,928,113

		48,571,788

Health Care Technology (0.0%)
Cerner Corp.*	15,522	1,470,554

	Number of Shares	Value (Note 1)

Life Sciences Tools & Services (0.3%)
Agilent Technologies, Inc.*	75,863	$3,143,004
Life Technologies Corp.*	40,580	2,252,190
PerkinElmer, Inc.	25,976	670,701
Thermo Fisher Scientific, Inc.*	86,947	4,813,386
Waters Corp.*	20,172	1,567,566

		12,446,847

Pharmaceuticals (2.9%)
Abbott Laboratories, Inc.	337,727	16,180,501
Allergan, Inc.	67,363	4,625,817
Bristol-Myers Squibb Co.	373,423	9,888,241
Eli Lilly and Co.	221,845	7,773,449
Forest Laboratories, Inc.*	62,386	1,995,104
Hospira, Inc.*	36,630	2,039,925
Johnson & Johnson	600,520	37,142,162
King Pharmaceuticals, Inc.*	28,833	405,104
Merck & Co., Inc.	673,287	24,265,263
Mylan, Inc.*	95,023	2,007,836
Pfizer, Inc.	1,751,291	30,665,105
Watson Pharmaceuticals, Inc.*	27,435	1,417,018

		138,405,525

Total Health Care		273,115,130

Industrials (5.7%)
Aerospace & Defense (1.4%)
Boeing Co.	160,261	10,458,633
General Dynamics Corp.	82,877	5,880,952
Goodrich Corp.	27,440	2,416,641
Honeywell International, Inc.	170,576	9,067,820
ITT Corp.	40,275	2,098,730
L-3 Communications Holdings, Inc.	24,629	1,736,098
Lockheed Martin Corp.	64,924	4,538,837
Northrop Grumman Corp.	64,223	4,160,366
Precision Castparts Corp.	31,240	4,348,920
Raytheon Co.	79,711	3,693,808
Rockwell Collins, Inc.	34,422	2,005,426
United Technologies Corp.	201,875	15,891,600

		66,297,831

Air Freight & Logistics (0.6%)
C.H. Robinson Worldwide, Inc.	36,273	2,908,732
Expeditors International of Washington, Inc.	46,521	2,540,047
FedEx Corp.	68,810	6,400,018
United Parcel Service, Inc., Class B	216,337	15,701,739

		27,550,536

Airlines (0.0%)
Southwest Airlines Co.	163,652	2,124,203

Building Products (0.0%)
Masco Corp.	78,904	998,925

Commercial Services & Supplies (0.2%)
Avery Dennison Corp.	24,023	1,017,134

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM LARGE CAP PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2010

	Number of Shares	Value (Note 1)

Cintas Corp.	28,526	$797,587
Iron Mountain, Inc.	42,741	1,068,952
Pitney Bowes, Inc.	45,113	1,090,832
R.R. Donnelley & Sons Co.	45,444	793,907
Republic Services, Inc.	67,228	2,007,428
Stericycle, Inc.*	18,494	1,496,535
Waste Management, Inc.	104,379	3,848,454

		12,120,829

Construction & Engineering (0.1%)
Fluor Corp.	39,111	2,591,495
Jacobs Engineering Group, Inc.*	27,562	1,263,718
Quanta Services, Inc.*	46,945	935,144

		4,790,357

Electrical Equipment (0.3%)
Emerson Electric Co.	164,671	9,414,241
Rockwell Automation, Inc.	31,104	2,230,468
Roper Industries, Inc.	20,706	1,582,559

		13,227,268

Industrial Conglomerates (1.3%)
3M Co.	156,074	13,469,186
General Electric Co.	2,329,631	42,608,951
Textron, Inc.	60,258	1,424,499
Tyco International Ltd.	107,020	4,434,909

		61,937,545

Machinery (1.2%)
Caterpillar, Inc.	138,747	12,995,044
Cummins, Inc.	43,067	4,737,801
Danaher Corp.	117,077	5,522,522
Deere & Co.	92,719	7,700,313
Dover Corp.	40,924	2,392,008
Eaton Corp.	36,725	3,727,955
Flowserve Corp.	12,269	1,462,710
Illinois Tool Works, Inc.	108,403	5,788,720
Ingersoll-Rand plc	70,551	3,322,246
PACCAR, Inc.	79,859	4,585,504
Pall Corp.	25,513	1,264,934
Parker Hannifin Corp.	35,300	3,046,390
Snap-On, Inc.	12,891	729,373

		57,275,520

Professional Services (0.1%)
Dun & Bradstreet Corp.	11,037	906,027
Equifax, Inc.	27,361	974,052
Robert Half International, Inc.	32,458	993,215

		2,873,294

Road & Rail (0.4%)
CSX Corp.	81,842	5,287,811
Norfolk Southern Corp.	79,561	4,998,022
Ryder System, Inc.	11,503	605,518
Union Pacific Corp.	107,821	9,990,694

		20,882,045

Trading Companies & Distributors (0.1%)
Fastenal Co.	32,225	1,930,600

	Number of Shares	Value (Note 1)

W.W. Grainger, Inc.	12,910	$1,783,000

		3,713,600

Total Industrials		273,791,953

Information Technology (9.7%)
Communications Equipment (1.1%)
Cisco Systems, Inc.*	1,211,841	24,515,544
F5 Networks, Inc.*	17,720	2,306,435
Harris Corp.	28,294	1,281,718
JDS Uniphase Corp.*	48,810	706,769
Juniper Networks, Inc.*	114,214	4,216,781
Motorola, Inc.*	512,517	4,648,529
QUALCOMM, Inc.	353,712	17,505,207
Tellabs, Inc.	81,340	551,485

		55,732,468

Computers & Peripherals (2.3%)
Apple, Inc.*	200,654	64,722,954
Dell, Inc.*	369,305	5,004,083
EMC Corp.*	449,632	10,296,573
Hewlett-Packard Co.	495,862	20,875,790
Lexmark International, Inc., Class A*	16,946	590,060
NetApp, Inc.*	78,478	4,313,151
QLogic Corp.*	23,311	396,753
SanDisk Corp.*	51,082	2,546,948
Western Digital Corp.*	49,083	1,663,914

		110,410,226

Electronic Equipment, Instruments & Components (0.2%)
Amphenol Corp., Class A	38,195	2,015,932
Corning, Inc.	340,145	6,571,601
FLIR Systems, Inc.*	34,710	1,032,622
Jabil Circuit, Inc.	43,275	869,395
Molex, Inc.	30,448	691,779

		11,181,329

Internet Software & Services (1.0%)
Akamai Technologies, Inc.*	39,753	1,870,378
eBay, Inc.*	251,583	7,001,555
Google, Inc., Class A*	54,570	32,412,943
Monster Worldwide, Inc.*	28,887	682,600
VeriSign, Inc.	37,598	1,228,327
Yahoo!, Inc.*	285,011	4,739,733

		47,935,536

IT Services (1.6%)
Automatic Data Processing, Inc.	107,806	4,989,262
Cognizant Technology Solutions Corp., Class A*	66,240	4,854,729
Computer Sciences Corp.	33,918	1,682,333
Fidelity National Information Services, Inc.	56,764	1,554,766
Fiserv, Inc.*	32,786	1,919,948
International Business Machines Corp.	271,667	39,869,849
Mastercard, Inc., Class A	21,162	4,742,616
Paychex, Inc.	70,134	2,167,842
SAIC, Inc.*	64,111	1,016,800
Teradata Corp.*	36,850	1,516,746

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM LARGE CAP PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2010

	Number of Shares	Value (Note 1)

Total System Services, Inc.	36,334	$558,817
Visa, Inc., Class A	106,513	7,496,385
Western Union Co.	144,156	2,676,977

		75,047,070

Office Electronics (0.1%)
Xerox Corp.	302,721	3,487,346

Semiconductors & Semiconductor Equipment (1.3%)
Advanced Micro Devices, Inc.*	125,520	1,026,754
Altera Corp.	67,744	2,410,332
Analog Devices, Inc.	65,421	2,464,409
Applied Materials, Inc.	290,112	4,076,074
Broadcom Corp., Class A	98,739	4,300,083
First Solar, Inc.*	11,778	1,532,789
Intel Corp.	1,218,381	25,622,552
KLA-Tencor Corp.	35,719	1,380,182
Linear Technology Corp.	49,110	1,698,715
LSI Corp.*	139,040	832,850
MEMC Electronic Materials, Inc.*	50,214	565,410
Microchip Technology, Inc.	40,540	1,386,873
Micron Technology, Inc.*	183,369	1,470,619
National Semiconductor Corp.	52,312	719,813
Novellus Systems, Inc.*	19,115	617,797
NVIDIA Corp.*	126,776	1,952,350
Teradyne, Inc.*	37,579	527,609
Texas Instruments, Inc.	256,663	8,341,548
Xilinx, Inc.	56,963	1,650,788

		62,577,547

Software (2.1%)
Adobe Systems, Inc.*	111,138	3,420,828
Autodesk, Inc.*	49,825	1,903,315
BMC Software, Inc.*	38,316	1,806,216
CA, Inc.	84,510	2,065,424
Citrix Systems, Inc.*	40,950	2,801,389
Compuware Corp.*	49,028	572,157
Electronic Arts, Inc.*	72,728	1,191,285
Intuit, Inc.*	61,613	3,037,521
McAfee, Inc.*	33,688	1,560,091
Microsoft Corp.	1,646,154	45,960,620
Novell, Inc.*	77,893	461,127
Oracle Corp.	846,329	26,490,098
Red Hat, Inc.*	41,505	1,894,703
Salesforce.com, Inc.*	25,753	3,399,396
Symantec Corp.*	169,794	2,842,351

		99,406,521

Total Information Technology		465,778,043

Materials (2.0%)
Chemicals (1.1%)
Air Products & Chemicals, Inc.	46,773	4,254,004
Airgas, Inc.	16,492	1,030,090
CF Industries Holdings, Inc.	15,681	2,119,287
Dow Chemical Co.	253,656	8,659,816
E.I. du Pont de Nemours & Co.	198,860	9,919,137

	Number of Shares	Value (Note 1)

Eastman Chemical Co.	15,746	$1,323,924
Ecolab, Inc.	50,989	2,570,865
FMC Corp.	15,969	1,275,764
International Flavors & Fragrances, Inc.	17,638	980,497
Monsanto Co.	117,538	8,185,346
PPG Industries, Inc.	35,990	3,025,679
Praxair, Inc.	66,925	6,389,330
Sherwin-Williams Co.	19,440	1,628,100
Sigma-Aldrich Corp.	26,590	1,769,830

		53,131,669

Construction Materials (0.0%)
Vulcan Materials Co.	28,168	1,249,532

Containers & Packaging (0.1%)
Ball Corp.	19,833	1,349,636
Bemis Co., Inc.	23,911	780,933
Owens-Illinois, Inc.*	35,960	1,103,972
Sealed Air Corp.	35,186	895,484

		4,130,025

Metals & Mining (0.7%)
AK Steel Holding Corp.	24,002	392,913
Alcoa, Inc.	223,212	3,435,233
Allegheny Technologies, Inc.	21,516	1,187,253
Cliffs Natural Resources, Inc.	29,573	2,306,990
Freeport-McMoRan Copper & Gold, Inc.	102,934	12,361,344
Newmont Mining Corp.	107,712	6,616,748
Nucor Corp.	68,947	3,021,257
Titanium Metals Corp.*	19,417	333,584
United States Steel Corp.	31,405	1,834,680

		31,490,002

Paper & Forest Products (0.1%)
International Paper Co.	95,497	2,601,338
MeadWestvaco Corp.	37,328	976,501

		3,577,839

Total Materials		93,579,067

Telecommunication Services (1.6%)
Diversified Telecommunication Services (1.4%)
AT&T, Inc.	1,291,802	37,953,143
CenturyLink, Inc.	66,087	3,051,237
Frontier Communications Corp.	213,593	2,078,260
Qwest Communications International, Inc.	380,525	2,895,795
Verizon Communications, Inc.	618,027	22,113,006
Windstream Corp.	106,098	1,479,006

		69,570,447

Wireless Telecommunication Services (0.2%)
American Tower Corp., Class A*	86,889	4,486,948
MetroPCS Communications, Inc.*	57,885	731,088

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM LARGE CAP PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2010

	Number of Shares	Value (Note 1)

Sprint Nextel Corp.*	654,049	$2,766,627

		7,984,663

Total Telecommunication Services		77,555,110

Utilities (1.7%)
Electric Utilities (0.9%)
Allegheny Energy, Inc.	37,303	904,225
American Electric Power Co., Inc.	104,838	3,772,071
Duke Energy Corp.	288,863	5,144,650
Edison International	71,429	2,757,159
Entergy Corp.	40,015	2,834,262
Exelon Corp.	144,552	6,019,145
FirstEnergy Corp.	66,761	2,471,492
NextEra Energy, Inc.	90,944	4,728,179
Northeast Utilities	38,678	1,233,055
Pepco Holdings, Inc.	48,514	885,380
Pinnacle West Capital Corp.	23,906	990,904
PPL Corp.	105,574	2,778,708
Progress Energy, Inc.	64,093	2,786,764
Southern Co.	182,483	6,976,325

		44,282,319

Gas Utilities (0.0%)
Nicor, Inc.	10,074	502,894
Oneok, Inc.	23,402	1,298,109

		1,801,003

Independent Power Producers & Energy Traders (0.1%)
AES Corp.*	145,838	1,776,307
Constellation Energy Group, Inc.	43,951	1,346,219
NRG Energy, Inc.*	54,969	1,074,094

		4,196,620

Multi-Utilities (0.7%)
Ameren Corp.	52,504	1,480,088
CenterPoint Energy, Inc.	92,675	1,456,851
CMS Energy Corp.	53,389	993,035
Consolidated Edison, Inc.	62,767	3,111,360
Dominion Resources, Inc.	127,746	5,457,309
DTE Energy Co.	37,067	1,679,876

	Number of Shares	Value (Note 1)
Integrys Energy Group, Inc.	17,034	$826,319
NiSource, Inc.	61,121	1,076,952
PG&E Corp.	85,569	4,093,621
Public Service Enterprise Group, Inc.	110,570	3,517,232
SCANA Corp.	24,866	1,009,560
Sempra Energy	52,526	2,756,565
TECO Energy, Inc.	47,269	841,388
Wisconsin Energy Corp.	25,693	1,512,290
Xcel Energy, Inc.	100,785	2,373,487

		32,185,933

Total Utilities		82,465,875

Total Common Stocks (52.2%) (Cost $2,129,391,496)		2,499,329,317

	Number of Shares	Value (Note 1)
SHORT-TERM INVESTMENTS:
Short-Term Investment (43.5%)
BlackRock Liquidity Funds TempFund 0.17%‡	2,083,647,833	2,083,647,833

	Principal Amount	Value (Note 1)
Time Deposit (0.1%)
JPMorgan Chase Nassau 0.000%, 1/3/11	$7,623,828	7,623,828

Total Short-Term Investments (43.6%) (Cost $2,091,271,661)		2,091,271,661

Total Investments (95.8%) (Cost $4,220,663,157)		4,590,600,978
Other Assets Less Liabilities (4.2%)		200,810,528

Net Assets (100%)		$4,791,411,506

*	Non-income producing.
#	All, or a portion of security held by broker as collateral for financial futures contracts, with a total collateral value of $30,645,323.
‡	Affiliated company as defined under the Investment Company Act of 1940.

Investments in companies which were affiliates for the year ended December 31, 2010, were as follows:

Securities	Market Value December 31, 2009	Purchases at Cost	Sales at Cost	Market Value December 31, 2010	Dividend Income	Realized Gain (Loss)
BlackRock Liquidity Funds TempFund	$2,051,190,283	$2,254,869,956	$2,222,412,406	$2,083,647,833	$3,319,582	$27,152

At December 31, 2010, the Portfolio had the following futures contracts open: (Note 1)

Purchase	Number of Contracts	Expiration Date	Original Value	Value at 12/31/2010	Unrealized Appreciation/ (Depreciation)
S&P 500 E-Mini Index	36,597	March-11	$2,229,348,762	$2,292,802,050	$63,453,288

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM LARGE CAP PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2010

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2010:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with rules under the Investment Company Act of 1940. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Common Stocks
Consumer Discretionary	$265,894,269	$—	$—	$265,894,269
Consumer Staples	265,691,074	—	—	265,691,074
Energy	300,607,655	—	—	300,607,655
Financials	400,851,141	—	—	400,851,141
Health Care	273,115,130	—	—	273,115,130
Industrials	273,791,953	—	—	273,791,953
Information Technology	465,778,043	—	—	465,778,043
Materials	93,579,067	—	—	93,579,067
Telecommunication Services	77,555,110	—	—	77,555,110
Utilities	82,465,875	—	—	82,465,875
Futures	63,453,288	—	—	63,453,288
Short-Term Investments	—	2,091,271,661	—	2,091,271,661

Total Assets	$2,562,782,605	$2,091,271,661	$—	$4,654,054,266

Total Liabilities	$—	$—	$—	$—

Total	$2,562,782,605	$2,091,271,661	$—	$4,654,054,266

Fair Values of Derivative Instruments as of December 31, 2010:

Statement of Assets and Liabilities
Derivatives Not Accounted for as Hedging Instruments^	Asset Derivatives	Fair Value
Interest rate contracts	Receivables, Net Assets - Unrealized appreciation	$—	*
Foreign exchange contracts	Receivables	—
Credit contracts	Receivables	—
Equity contracts	Receivables, Net Assets - Unrealized appreciation	63,453,288	*
Commodity contracts	Receivables	—
Other contracts	Receivables	—

Total		$63,453,288

Liability Derivatives
Interest rate contracts	Payables, Net Assets - Unrealized depreciation	$—	*
Foreign exchange contracts	Payables	—
Credit contracts	Payables	—
Equity contracts	Payables, Net Assets - Unrealized depreciation	—	*
Commodity contracts	Payables	—
Other contracts	Payables	—

Total		$—

*Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets & Liabilities.

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM LARGE CAP PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2010

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2010:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Options	Futures	Forward Currency Contracts	Swaps	Total
Interest rate contracts	$—	$—	$—	$—	$—
Foreign exchange contracts	—	—	—	—	—
Credit contracts	—	—	—	—	—
Equity contracts	—	201,204,410	—	—	201,204,410
Commodity contracts	—	—	—	—	—
Other contracts	—	—	—	—	—

Total	$—	$201,204,410	$—	$—	$201,204,410

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Options	Futures	Forward Currency Contracts	Swaps	Total
Interest rate contracts	$—	$—	$—	$—	$—
Foreign exchange contracts	—	—	—	—	—
Credit contracts	—	—	—	—	—
Equity contracts	—	43,213,213	—	—	43,213,213
Commodity contracts	—	—	—	—	—
Other contracts	—	—	—	—	—

Total	$—	$43,213,213	$—	$—	$43,213,213

The Portfolio held futures contracts with an average notional balance of approximately $2,141,352,000 during the year ended December 31, 2010.

^ This Portfolio held futures contracts as a substitute for investing in conventional securities and hedging.

Investment security transactions for the year ended December 31, 2010 were as follows:

Cost of Purchases:
Stocks	$147,382,243
Net Proceeds of Sales and Redemptions:
Stocks	$340,197,764

As of December 31, 2010, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$409,805,737
Aggregate gross unrealized depreciation	(44,286,545)

Net unrealized appreciation	$365,519,192

Federal income tax cost of investments	$4,225,081,786

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM LARGE CAP PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2010

ASSETS
Investments at value:
Affiliated Issuers (Cost $2,083,647,833)	$2,083,647,833
Unaffiliated Issuers (Cost $2,137,015,324)	2,506,953,145
Cash held as collateral at broker	203,240,000
Dividends, interest and other receivables	3,231,139
Receivable from investment sub-advisor	120,100
Receivable from Separate Accounts for Trust shares sold	27,774

Total assets	4,797,219,991

LIABILITIES
Variation margin payable on futures contracts	2,744,775
Investment management fees payable	1,801,744
Administrative fees payable	613,095
Payable to Separate Accounts for Trust shares redeemed	352,554
Trustees’ fees payable	1,367
Accrued expenses	294,950

Total liabilities	5,808,485

NET ASSETS	$4,791,411,506

Net assets were comprised of:
Paid in capital	$4,272,981,480
Accumulated undistributed net investment income (loss)	356,965
Accumulated undistributed net realized gains (losses) on investments and futures	84,681,952
Net unrealized appreciation (depreciation) on investments and futures	433,391,109

Net assets	$4,791,411,506

Class IA
Net asset value, offering and redemption price per share, $4,791,411,506/425,052,635 shares outstanding (unlimited amount authorized: $0.01 par value)	$11.27

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2010

INVESTMENT INCOME
Dividends ($3,319,582 of dividend income received from affiliates) (net of $3,658 foreign withholding tax)	$51,397,876
Interest	623,166

Total income	52,021,042

EXPENSES
Investment management fees	20,305,707
Administrative fees	6,885,761
Printing and mailing expenses	426,139
Custodian fees	218,000
Professional fees	120,903
Trustees’ fees	104,652
Miscellaneous	128,341

Gross expenses	28,189,503
Less: Reimbursement from sub-advisor	(1,390,442)

Net expenses	26,799,061

NET INVESTMENT INCOME (LOSS)	25,221,981

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Securities	34,817,785
Futures	201,204,410
Net distributions of realized gain received from Underlying Portfolio (All realized gains received from affiliates)	27,152

Net realized gain (loss)	236,049,347

Change in unrealized appreciation (depreciation) on:
Securities	263,358,055
Futures	43,213,213

Net change in unrealized appreciation (depreciation)	306,571,268

NET REALIZED AND UNREALIZED GAIN (LOSS)	542,620,615

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$567,842,596

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM LARGE CAP PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2010	August 28, 2009* to December 31, 2009
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$25,221,981	$15,401,081
Net realized gain (loss) on investments, futures and net distributions of realized gain received from Underlying Portfolios	236,049,347	102,021,839
Net change in unrealized appreciation (depreciation) on investments and futures	306,571,268	126,819,841

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	567,842,596	244,242,761

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class IA	(24,928,980)	(15,271,875)

Distributions from net realized capital gains
Class IA	(253,454,476)	—

TOTAL DIVIDENDS AND DISTRIBUTIONS	(278,383,456)	(15,271,875)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 20,499,395 and 437,679,533 shares, respectively]	211,986,202	4,427,319,815
Capital shares issued in reinvestment of dividends and distributions[ 26,317,755 and 1,458,443 shares, respectively]	278,383,456	15,271,875
Capital shares repurchased [ (54,792,534) and (6,119,957) shares, respectively]	(597,152,059)	(62,927,809)

Total Class IA transactions	(106,782,401)	4,379,663,881

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(106,782,401)	4,379,663,881

TOTAL INCREASE (DECREASE) IN NET ASSETS	182,676,739	4,608,634,767
NET ASSETS:
Beginning of period	4,608,734,767	100,000

End of period (a)	$4,791,411,506	$4,608,734,767

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$356,965	$129,206

* The Portfolio commenced operations on August 28, 2009.

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM LARGE CAP PORTFOLIO

FINANCIAL HIGHLIGHTS

Class IA	Year Ended December 31, 2010	August 28, 2009* to December 31, 2009
Net asset value, beginning of period	$10.64	$10.00

Income (loss) from investment operations:
Net investment income (loss)	0.06 (e)	0.04 (e)
Net realized and unrealized gain (loss) on investments and futures	1.24	0.64

Total from investment operations	1.30	0.68

Less distributions:
Dividends from net investment income	(0.06)	(0.04)
Distributions from net realized gains	(0.61)	—

Total dividends and distributions	(0.67)	(0.04)

Net asset value, end of period	$11.27	$10.64

Total return(b)	12.79%	6.76%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$4,791,412	$4,608,735
Ratio of expenses to average net assets:
After reimbursements(a)	0.59%	0.62%
Before reimbursements(a)	0.62%	0.63%
Ratio of net investment income (loss) to average net assets:
After reimbursements(a)	0.56%	1.19%
Before reimbursements(a)	0.53%	1.18%
Portfolio turnover rate	6%	44%
*	Commencement of Operations.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income per share is based on average shares outstanding.

See Notes to Financial Statements.

ATM MID CAP PORTFOLIO (Unaudited)

PORTFOLIO ADVISERS

➢	AllianceBernstein L.P.

➢	AXA Equitable Life Insurance Company

➢	BlackRock Investment Management, LLC

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/10
	1 Year	Since Incept.*
Portfolio – Class IA Shares	22.46%	22.24%
S&P Mid Cap 400 Index	26.64	28.14
* Date of inception 8/28/09 Returnsfor periods greater than one year are annualized

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IA shares returned 22.46% for the year ended

December 31, 2010. The Portfolio’s benchmark, the S&P Mid Cap 400 Index, returned 26.64% over the same period.

Investment Objective

The Portfolio seeks to achieve long-term growth of capital with an emphasis on risk-adjusted returns and lower volatility over a full market cycle relative to traditional equity funds and equity market indexes, by investing in a combination of long and short positions on equity securities of mid-capitalization companies, including securities included in the Standard & Poor’s MidCap 400 Index.

The Investment Strategy

The Portfolio is divided into two portions, one of which utilizes a passive investment index style focused on equity securities of mid-capitalization companies and a second portion which utilizes an actively managed futures and options strategy to tactically manage equity exposure in the Portfolio based on the level of volatility in the market.

Portfolio Highlights

The early months of 2010 saw stocks move higher on the continuation of the 2009 asset recovery story, aided by preliminary signs of improvement in the employment situation and strong corporate earnings reported for fourth quarter 2009 and first quarter 2010. The middle months of 2010 saw a double-digit percentage correction on the back of the Greek sovereign debt crisis and a stalling in jobs growth, leading to fears of a double-dip recession. Investors were also unnerved by the May “flash crash” and the uncertainty surrounding the financial reform bill in the United States.

Nevertheless, after touching a late summer low, the U.S. equity markets experienced a strong finish to the year as double-dip fears receded, jobs growth resumed and the midterm elections results were perceived to be capital markets friendly. Additionally, in the United States, Federal Reserve President Ben Bernanke delivered his famous Jackson Hole speech, leading to a second round of quantitative easing measures (informally known as “QE2”) and, perhaps most importantly, the Bush-era tax cuts were extended and supplemented with some fiscal sweeteners.

In 2010, U.S. stocks posted double-digit percentage gains for the second consecutive year. The S&P 500 Index advanced 10.8% over the fourth quarter, finishing the year up 15.1%. The S&P Mid Cap 400 Index gained 13.5% for the quarter and 26.6% in the year.

The Portfolio was fully equitized throughout most of 2010 and, in the latter half of the year, it performed in line with its benchmark, the S&P Mid Cap 400 Index. The full-year performance lag reflects a brief period in May when the S&P 500 Index rallied as the CBOE Volatility Index (VIX) trended upward. The Portfolio’s use of futures to reduce equity exposure on several highly volatile days in May helped reduce the Portfolio’s risk profile, but detracted from returns when markets rose but volatility remained high.

Sector Weightings as of 12/31/10	% of Net Assets
Financials	10.2%
Industrials	8.4
Information Technology	8.1
Consumer Discretionary	7.4
Health Care	5.7
Materials	3.5
Energy	3.1
Utilities	3.0
Consumer Staples	1.9
Telecommunication Services	0.4
Cash and Other	48.3

100.0%

ATM MID CAP PORTFOLIO (Unaudited)

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2010 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/10	Ending Account Value 12/31/10	Expenses Paid During Period* 7/1/10 - 12/31/10
Class IA
Actual	$1,000.00	$1,276.10	$3.61
Hypothetical (5% average return before expenses)	1,000.00	1,022.03	3.21

*   Expenses are equal to the Portfolio’s Class IA shares annualized expense ratios of 0.63%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

EQ ADVISORS TRUST

ATM MID CAP PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2010

	Number of Shares	Value (Note 1)

COMMON STOCKS:
Consumer Discretionary (7.4%)
Auto Components (0.6%)
BorgWarner, Inc.*	44,672	$3,232,466
Gentex Corp.	54,990	1,625,504

		4,857,970

Automobiles (0.1%)
Thor Industries, Inc.	16,570	562,717

Distributors (0.1%)
LKQ Corp.*	56,547	1,284,748

Diversified Consumer Services (0.6%)
Career Education Corp.*	25,739	533,570
ITT Educational Services, Inc.*	10,282	654,861
Matthews International Corp., Class A	11,582	405,138
Regis Corp.	22,509	373,649
Service Corp. International	95,825	790,556
Sotheby’s, Inc.	26,268	1,182,060
Strayer Education, Inc.	5,306	807,679

		4,747,513

Hotels, Restaurants & Leisure (1.1%)
Bally Technologies, Inc.*	20,975	884,935
Bob Evans Farms, Inc.	11,933	393,312
Boyd Gaming Corp.*	21,889	232,023
Brinker International, Inc.	36,149	754,791
Cheesecake Factory, Inc.*	23,261	713,182
Chipotle Mexican Grill, Inc.*	12,131	2,579,779
International Speedway Corp., Class A	11,499	300,929
Life Time Fitness, Inc.*	16,374	671,170
Panera Bread Co., Class A*	11,933	1,207,739
Scientific Games Corp., Class A*	24,759	246,600
Wendy’s/Arby’s Group, Inc., Class A	126,101	582,587
WMS Industries, Inc.*	22,631	1,023,826

		9,590,873

Household Durables (0.8%)
American Greetings Corp., Class A	15,654	346,893
KB Home	28,216	380,634
M.D.C. Holdings, Inc.	14,808	426,026
Mohawk Industries, Inc.*	22,041	1,251,047
NVR, Inc.*	2,233	1,543,048
Ryland Group, Inc.	17,205	293,001
Toll Brothers, Inc.*	56,544	1,074,336
Tupperware Brands Corp.	24,731	1,178,927

		6,493,912

Leisure Equipment & Products (0.2%)
Eastman Kodak Co.*	105,355	564,703
Polaris Industries, Inc.	13,355	1,041,957

		1,606,660

Media (0.4%)
DreamWorks Animation SKG, Inc., Class A*	28,104	828,225
Harte-Hanks, Inc.	15,155	193,529
John Wiley & Sons, Inc., Class A	18,179	822,418

	Number of Shares	Value (Note 1)

Lamar Advertising Co., Class A*	22,505	$896,599
New York Times Co., Class A*	46,288	453,623
Scholastic Corp.	9,330	275,608

		3,470,002

Multiline Retail (0.4%)
99 Cents Only Stores*	18,325	292,101
Dollar Tree, Inc.*	49,092	2,753,079
Saks, Inc.*	62,991	674,004

		3,719,184

Specialty Retail (2.2%)
Aaron’s, Inc.	28,549	582,114
Advance Auto Parts, Inc.	33,014	2,183,876
Aeropostale, Inc.*	36,173	891,303
American Eagle Outfitters, Inc.	76,710	1,122,267
AnnTaylor Stores Corp.*	22,700	621,753
Barnes & Noble, Inc.	15,297	216,453
Chico’s FAS, Inc.	69,621	837,541
Collective Brands, Inc.*	25,189	531,488
Dick’s Sporting Goods, Inc.*	34,729	1,302,337
Dress Barn, Inc.*	27,170	717,831
Foot Locker, Inc.	60,968	1,196,192
Guess?, Inc.	24,908	1,178,647
J. Crew Group, Inc.*	25,035	1,080,010
Office Depot, Inc.*	108,562	586,235
PetSmart, Inc.	46,086	1,835,145
Rent-A-Center, Inc.	25,094	810,034
Tractor Supply Co.	28,594	1,386,523
Williams-Sonoma, Inc.	41,631	1,485,810

		18,565,559

Textiles, Apparel & Luxury Goods (0.9%)
Deckers Outdoor Corp.*	15,104	1,204,393
Fossil, Inc.*	20,158	1,420,736
Hanesbrands, Inc.*	37,480	951,992
Phillips-Van Heusen Corp.	25,991	1,637,693
Timberland Co., Class A*	15,078	370,768
Under Armour, Inc., Class A*	13,815	757,614
Warnaco Group, Inc.*	17,482	962,734

		7,305,930

Total Consumer Discretionary		62,205,068

Consumer Staples (1.9%)
Beverages (0.2%)
Hansen Natural Corp.*	27,070	1,415,220

Food & Staples Retailing (0.2%)
BJ’s Wholesale Club, Inc.*	21,382	1,024,198
Ruddick Corp.	16,757	617,328

		1,641,526

Food Products (0.8%)
Corn Products International, Inc.	29,622	1,362,612
Flowers Foods, Inc.	29,674	798,527
Green Mountain Coffee Roasters, Inc.*	45,443	1,493,257
Lancaster Colony Corp.	7,526	430,487
Ralcorp Holdings, Inc.*	21,552	1,401,096
Smithfield Foods, Inc.*	64,992	1,340,785
Tootsie Roll Industries, Inc.	9,569	277,214

		7,103,978

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM MID CAP PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2010

	Number of Shares	Value (Note 1)

Household Products (0.5%)
Church & Dwight Co., Inc.	27,886	$1,924,692
Energizer Holdings, Inc.*	27,738	2,022,100

		3,946,792

Personal Products (0.2%)
Alberto-Culver Co.	33,649	1,246,359

Tobacco (0.0%)
Universal Corp.	9,302	378,591

Total Consumer Staples		15,732,466

Energy (3.1%)
Energy Equipment & Services (1.3%)
Atwood Oceanics, Inc.*	22,005	822,327
Dril-Quip, Inc.*	13,424	1,043,313
Exterran Holdings, Inc.*	24,765	593,122
Helix Energy Solutions Group, Inc.*	41,334	501,795
Oceaneering International, Inc.*	21,255	1,565,005
Patterson-UTI Energy, Inc.	60,378	1,301,146
Pride International, Inc.*	68,834	2,271,522
Superior Energy Services, Inc.*	30,901	1,081,226
Tidewater, Inc.	20,183	1,086,653
Unit Corp.*	15,561	723,275

		10,989,384

Oil, Gas & Consumable Fuels (1.8%)
Arch Coal, Inc.	63,650	2,231,569
Bill Barrett Corp.*	18,161	746,962
Cimarex Energy Co.	33,272	2,945,570
Comstock Resources, Inc.*	18,545	455,465
Forest Oil Corp.*	44,480	1,688,906
Frontier Oil Corp.*	41,447	746,461
Overseas Shipholding Group, Inc.	10,500	371,910
Patriot Coal Corp.*	31,335	606,959
Plains Exploration & Production Co.*	54,917	1,765,032
Quicksilver Resources, Inc.*	46,033	678,526
SM Energy Co.	24,772	1,459,814
Southern Union Co.	48,745	1,173,292

		14,870,466

Total Energy		25,859,850

Financials (10.2%)
Capital Markets (1.2%)
Affiliated Managers Group, Inc.*	20,212	2,005,435
Apollo Investment Corp.	76,443	846,224
Eaton Vance Corp.	46,365	1,401,614
Greenhill & Co., Inc.	9,943	812,144
Jefferies Group, Inc.	48,469	1,290,729
Raymond James Financial, Inc.	39,181	1,281,219
SEI Investments Co.	57,189	1,360,526
Waddell & Reed Financial, Inc., Class A	33,486	1,181,721

		10,179,612

Commercial Banks (1.9%)
Associated Banc-Corp	67,819	1,027,458
BancorpSouth, Inc.	28,793	459,248
Bank of Hawaii Corp.	18,957	894,960

	Number of Shares	Value (Note 1)

Cathay General Bancorp	30,752	$513,558
City National Corp./California	18,164	1,114,543
Commerce Bancshares, Inc./Missouri	30,354	1,205,964
Cullen/Frost Bankers, Inc.	23,878	1,459,423
East West Bancorp, Inc.	57,939	1,132,708
First Horizon National Corp.*	444	5,229
FirstMerit Corp.	42,601	843,074
Fulton Financial Corp.	77,989	806,406
International Bancshares Corp.	20,647	413,559
PacWest Bancorp	12,256	262,033
Prosperity Bancshares, Inc.	18,310	719,217
SVB Financial Group*	16,457	873,044
Synovus Financial Corp.	307,772	812,518
TCF Financial Corp.	49,680	735,761
Trustmark Corp.	22,230	552,193
Valley National Bancorp	63,212	903,932
Webster Financial Corp.	28,668	564,760
Westamerica Bancorp	11,459	635,631

		15,935,219

Diversified Financial Services (0.2%)
MSCI, Inc., Class A*	46,586	1,814,991

Insurance (2.1%)
American Financial Group, Inc./Ohio	30,781	993,919
Arthur J. Gallagher & Co.	41,499	1,206,791
Brown & Brown, Inc.	45,865	1,098,008
Everest Reinsurance Group Ltd.	21,460	1,820,237
Fidelity National Financial, Inc., Class A	88,968	1,217,082
First American Financial Corp.	40,830	610,000
Hanover Insurance Group, Inc.	17,713	827,551
HCC Insurance Holdings, Inc.	45,165	1,307,075
Mercury General Corp.	13,918	598,613
Old Republic International Corp.	99,755	1,359,661
Protective Life Corp.	33,526	893,133
Reinsurance Group of America, Inc.	28,765	1,544,968
StanCorp Financial Group, Inc.	18,051	814,822
Transatlantic Holdings, Inc.	24,782	1,279,247
Unitrin, Inc.	19,458	477,499
W. R. Berkley Corp.	46,605	1,276,045

		17,324,651

Real Estate Investment Trusts (REITs) (3.9%)
Alexandria Real Estate Equities, Inc. (REIT)	21,763	1,594,357
AMB Property Corp. (REIT)	65,996	2,092,733
BRE Properties, Inc. (REIT)	25,145	1,093,807
Camden Property Trust (REIT)	26,953	1,454,923
Corporate Office Properties Trust/Maryland (REIT)	26,236	916,948
Cousins Properties, Inc. (REIT)	40,654	339,054
Duke Realty Corp. (REIT)	98,784	1,230,849
Equity One, Inc. (REIT)	18,165	330,240
Essex Property Trust, Inc. (REIT)	12,312	1,406,277
Federal Realty Investment Trust (REIT)	24,170	1,883,568
Highwoods Properties, Inc. (REIT)	28,043	893,170

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM MID CAP PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2010

	Number of Shares	Value (Note 1)

Hospitality Properties Trust (REIT)	48,358	$1,114,168
Liberty Property Trust (REIT)	44,735	1,427,941
Macerich Co. (REIT)	50,992	2,415,491
Mack-Cali Realty Corp. (REIT)	31,125	1,028,992
Nationwide Health Properties, Inc. (REIT)	49,479	1,800,046
Omega Healthcare Investors, Inc. (REIT)	38,541	864,860
Potlatch Corp. (REIT)	15,663	509,831
Rayonier, Inc. (REIT)	31,602	1,659,737
Realty Income Corp. (REIT)	45,943	1,571,251
Regency Centers Corp. (REIT)	32,083	1,355,186
Senior Housing Properties Trust (REIT)	54,865	1,203,738
SL Green Realty Corp. (REIT)	30,721	2,073,975
UDR, Inc. (REIT)	71,382	1,678,905
Weingarten Realty Investors (REIT)	47,213	1,121,781

		33,061,828

Real Estate Management & Development (0.2%)
Jones Lang LaSalle, Inc.	16,790	1,409,017

Thrifts & Mortgage Finance (0.7%)
Astoria Financial Corp.	32,158	447,318
First Niagara Financial Group, Inc.	81,963	1,145,843
New York Community Bancorp, Inc.	170,729	3,218,241
NewAlliance Bancshares, Inc.	41,111	615,843
Washington Federal, Inc.	44,063	745,546

		6,172,791

Total Financials		85,898,109

Health Care (5.7%)
Biotechnology (0.5%)
United Therapeutics Corp.*	19,661	1,242,968
Vertex Pharmaceuticals, Inc.*	79,614	2,788,879

		4,031,847

Health Care Equipment & Supplies (2.1%)
Beckman Coulter, Inc.	27,186	2,045,203
Edwards Lifesciences Corp.*	44,810	3,622,440
Gen-Probe, Inc.*	18,906	1,103,165
Hill-Rom Holdings, Inc.	24,738	973,935
Hologic, Inc.*	101,806	1,915,989
IDEXX Laboratories, Inc.*	22,573	1,562,503
Immucor, Inc.*	27,409	543,520
Kinetic Concepts, Inc.*	24,535	1,027,526
Masimo Corp.	23,065	670,499
ResMed, Inc.*	59,276	2,053,321
STERIS Corp.	23,150	844,049
Teleflex, Inc.	15,707	845,194
Thoratec Corp.*	22,943	649,746

		17,857,090

Health Care Providers & Services (1.6%)
Community Health Systems, Inc.*	36,251	1,354,700
Health Management Associates, Inc., Class A*	98,239	937,200

	Number of Shares	Value (Note 1)

Health Net, Inc.*	37,447	$1,021,929
Henry Schein, Inc.*	36,242	2,224,896
Kindred Healthcare, Inc.*	15,410	283,082
LifePoint Hospitals, Inc.*	20,696	760,578
Lincare Holdings, Inc.	38,267	1,026,704
MEDNAX, Inc.*	18,685	1,257,314
Omnicare, Inc.	45,391	1,152,477
Owens & Minor, Inc.	24,773	729,069
Universal Health Services, Inc., Class B	38,168	1,657,255
VCA Antech, Inc.*	33,719	785,315
WellCare Health Plans, Inc.*	16,694	504,493

		13,695,012

Health Care Technology (0.2%)
Allscripts Healthcare Solutions, Inc.*	73,282	1,412,144

Life Sciences Tools & Services (0.8%)
Bio-Rad Laboratories, Inc., Class A*	7,706	800,268
Charles River Laboratories International, Inc.*	22,601	803,240
Covance, Inc.*	25,410	1,306,328
Mettler-Toledo International, Inc.*	12,873	1,946,526
Pharmaceutical Product Development, Inc.	46,560	1,263,638
Techne Corp.	14,516	953,266

		7,073,266

Pharmaceuticals (0.5%)
Endo Pharmaceuticals Holdings, Inc.*	45,274	1,616,735
Medicis Pharmaceutical Corp., Class A	23,794	637,441
Perrigo Co.	32,562	2,062,151

		4,316,327

Total Health Care		48,385,686

Industrials (8.4%)
Aerospace & Defense (0.3%)
Alliant Techsystems, Inc.*	13,079	973,470
BE Aerospace, Inc.*	40,065	1,483,607

		2,457,077

Airlines (0.2%)
AirTran Holdings, Inc.*	53,100	392,409
Alaska Air Group, Inc.*	14,414	817,130
JetBlue Airways Corp.*	79,050	522,520

		1,732,059

Building Products (0.1%)
Lennox International, Inc.	17,577	831,216

Commercial Services & Supplies (0.8%)
Brink’s Co.	18,168	488,356
Clean Harbors, Inc.*	9,059	761,681
Copart, Inc.*	28,149	1,051,365
Corrections Corp. of America*	43,176	1,081,991
Deluxe Corp.	20,096	462,610
Herman Miller, Inc.	22,321	564,721
HNI Corp.	17,578	548,434

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM MID CAP PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2010

	Number of Shares	Value (Note 1)

Mine Safety Appliances Co.	12,122	$377,358
Rollins, Inc.	24,718	488,180
Waste Connections, Inc.	45,121	1,242,181

		7,066,877

Construction & Engineering (0.7%)
Aecom Technology Corp.*	46,431	1,298,675
Granite Construction, Inc.	13,371	366,766
KBR, Inc.	59,119	1,801,356
Shaw Group, Inc.*	33,333	1,140,989
URS Corp.*	32,460	1,350,661

		5,958,447

Electrical Equipment (1.1%)
Acuity Brands, Inc.	16,910	975,200
AMETEK, Inc.	63,610	2,496,692
Baldor Electric Co.	19,220	1,211,629
Hubbell, Inc., Class B	23,529	1,414,799
Regal-Beloit Corp.	15,112	1,008,877
Thomas & Betts Corp.*	20,360	983,388
Woodward Governor Co.	23,256	873,495

		8,964,080

Industrial Conglomerates (0.1%)
Carlisle Cos., Inc.	23,950	951,773

Machinery (3.3%)
AGCO Corp.*	36,511	1,849,647
Bucyrus International, Inc.	31,834	2,845,960
Crane Co.	18,073	742,258
Donaldson Co., Inc.	30,056	1,751,664
Gardner Denver, Inc.	20,552	1,414,389
Graco, Inc.	23,522	927,943
Harsco Corp.	31,577	894,261
IDEX Corp.	32,093	1,255,478
Joy Global, Inc.	40,496	3,513,028
Kennametal, Inc.	32,166	1,269,270
Lincoln Electric Holdings, Inc.	16,629	1,085,375
Nordson Corp.	13,311	1,223,015
Oshkosh Corp.*	35,575	1,253,663
Pentair, Inc.	38,642	1,410,819
SPX Corp.	19,670	1,406,208
Terex Corp.*	42,716	1,325,905
Timken Co.	31,565	1,506,597
Trinity Industries, Inc.	31,245	831,429
Valmont Industries, Inc.	8,357	741,517
Wabtec Corp.	18,811	994,914

		28,243,340

Marine (0.2%)
Alexander & Baldwin, Inc.	16,139	646,044
Kirby Corp.*	20,981	924,213

		1,570,257

Professional Services (0.6%)
Corporate Executive Board Co.	13,491	506,587
FTI Consulting, Inc.*	18,221	679,279
Korn/Ferry International*	18,097	418,222
Manpower, Inc.	32,006	2,008,696
Navigant Consulting, Inc.*	19,521	179,593
Towers Watson & Co., Class A	17,762	924,690

		4,717,067

	Number of Shares	Value (Note 1)

Road & Rail (0.6%)
Con-way, Inc.	21,480	$785,524
J.B. Hunt Transport Services, Inc.	34,783	1,419,494
Kansas City Southern*	40,281	1,927,849
Landstar System, Inc.	19,280	789,323
Werner Enterprises, Inc.	17,301	391,002

		5,313,192

Trading Companies & Distributors (0.4%)
GATX Corp.	18,167	640,932
MSC Industrial Direct Co., Class A	17,534	1,134,274
United Rentals, Inc.*	23,650	538,038
Watsco, Inc.	10,977	692,429

		3,005,673

Total Industrials		70,811,058

Information Technology (8.1%)
Communications Equipment (0.8%)
ADTRAN, Inc.	24,709	894,713
Ciena Corp.*	36,659	771,672
CommScope, Inc.*	37,277	1,163,788
Plantronics, Inc.	18,636	693,632
Polycom, Inc.*	33,472	1,304,739
Riverbed Technology, Inc.*	57,626	2,026,706

		6,855,250

Computers & Peripherals (0.2%)
Diebold, Inc.	25,718	824,262
NCR Corp.*	62,376	958,719

		1,782,981

Electronic Equipment, Instruments & Components (1.2%)
Arrow Electronics, Inc.*	45,410	1,555,292
Avnet, Inc.*	59,535	1,966,441
Ingram Micro, Inc., Class A*	61,425	1,172,603
Itron, Inc.*	15,862	879,548
National Instruments Corp.	22,973	864,704
Tech Data Corp.*	18,245	803,145
Trimble Navigation Ltd.*	47,072	1,879,585
Vishay Intertechnology, Inc.*	64,592	948,211

		10,069,529

Internet Software & Services (0.6%)
AOL, Inc.*	41,845	992,145
Digital River, Inc.*	15,601	536,986
Equinix, Inc.*	18,098	1,470,643
Rackspace Hosting, Inc.*	38,103	1,196,815
ValueClick, Inc.*	31,617	506,821

		4,703,410

IT Services (1.3%)
Acxiom Corp.*	31,370	537,995
Alliance Data Systems Corp.*	20,438	1,451,711
Broadridge Financial Solutions, Inc.	48,973	1,073,978
Convergys Corp.*	47,703	628,249
CoreLogic, Inc.	40,809	755,783
DST Systems, Inc.	14,003	621,033
Gartner, Inc.*	28,661	951,545
Global Payments, Inc.	31,215	1,442,445

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM MID CAP PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2010

	Number of Shares	Value (Note 1)

Jack Henry & Associates, Inc.	33,540	$977,691
Lender Processing Services, Inc.	35,820	1,057,406
ManTech International Corp., Class A*	8,890	367,424
NeuStar, Inc., Class A*	28,852	751,595
SRA International, Inc., Class A*	16,784	343,233

		10,960,088

Office Electronics (0.1%)
Zebra Technologies Corp., Class A*	22,162	841,934

Semiconductors & Semiconductor Equipment (1.7%)
Atmel Corp.*	179,646	2,213,239
Cree, Inc.*	42,509	2,800,918
Fairchild Semiconductor International, Inc.*	48,477	756,726
Integrated Device Technology, Inc.*	60,172	400,745
International Rectifier Corp.*	27,217	808,073
Intersil Corp., Class A	48,741	744,275
Lam Research Corp.*	48,248	2,498,281
RF Micro Devices, Inc.*	107,717	791,720
Semtech Corp.*	24,376	551,873
Silicon Laboratories, Inc.*	17,159	789,657
Skyworks Solutions, Inc.*	71,854	2,057,180

		14,412,687

Software (2.2%)
ACI Worldwide, Inc.*	12,976	348,665
Advent Software, Inc.*	6,292	364,433
ANSYS, Inc.*	35,712	1,859,524
Cadence Design Systems, Inc.*	104,724	865,020
Concur Technologies, Inc.*	17,846	926,743
FactSet Research Systems, Inc.	18,232	1,709,432
Fair Isaac Corp.	15,605	364,689
Informatica Corp.*	36,770	1,618,983
Mentor Graphics Corp.*	42,906	514,872
MICROS Systems, Inc.*	31,557	1,384,090
Parametric Technology Corp.*	46,207	1,041,044
Quest Software, Inc.*	23,583	654,192
Rovi Corp.*	41,262	2,558,657
Solera Holdings, Inc.	27,586	1,415,713
Synopsys, Inc.*	58,182	1,565,678
TIBCO Software, Inc.*	65,448	1,289,980

		18,481,715

Total Information Technology		68,107,594

Materials (3.5%)
Chemicals (1.7%)
Albemarle Corp.	35,964	2,006,072
Ashland, Inc.	30,921	1,572,642
Cabot Corp.	25,657	965,986
Cytec Industries, Inc.	19,329	1,025,597
Intrepid Potash, Inc.*	17,337	646,497
Lubrizol Corp.	25,793	2,756,756
Minerals Technologies, Inc.	7,268	475,400
NewMarket Corp.	3,935	485,461
Olin Corp.	31,126	638,705
RPM International, Inc.	50,481	1,115,630
Scotts Miracle-Gro Co., Class A	18,014	914,571

	Number of Shares	Value (Note 1)

Sensient Technologies Corp.	19,473	$715,243
Valspar Corp.	38,625	1,331,790

		14,650,350

Construction Materials (0.2%)
Martin Marietta Materials, Inc.	17,843	1,645,838

Containers & Packaging (0.8%)
AptarGroup, Inc.	26,349	1,253,422
Greif, Inc., Class A	12,207	755,613
Packaging Corp. of America	40,193	1,038,587
Rock-Tenn Co., Class A	15,244	822,414
Silgan Holdings, Inc.	19,674	704,526
Sonoco Products Co.	40,343	1,358,349
Temple-Inland, Inc.	42,179	895,882

		6,828,793

Metals & Mining (0.7%)
Carpenter Technology Corp.	17,275	695,146
Commercial Metals Co.	44,815	743,481
Compass Minerals International, Inc.	12,871	1,148,994
Reliance Steel & Aluminum Co.	29,249	1,494,624
Steel Dynamics, Inc.	85,064	1,556,671
Worthington Industries, Inc.	21,692	399,133

		6,038,049

Paper & Forest Products (0.1%)
Louisiana-Pacific Corp.*	51,717	489,243

Total Materials		29,652,273

Telecommunication Services (0.4%)
Diversified Telecommunication Services (0.1%)
Cincinnati Bell, Inc.*	79,098	221,474
tw telecom, Inc.*	59,268	1,010,520

		1,231,994

Wireless Telecommunication Services (0.3%)
Syniverse Holdings, Inc.*	27,462	847,202
Telephone & Data Systems, Inc.	36,007	1,316,056

		2,163,258

Total Telecommunication Services		3,395,252

Utilities (3.0%)
Electric Utilities (0.9%)
Cleco Corp.	23,827	732,919
DPL, Inc.	46,624	1,198,703
Great Plains Energy, Inc.	53,172	1,031,005
Hawaiian Electric Industries, Inc.	36,888	840,677
IDACORP, Inc.	19,298	713,640
NV Energy, Inc.	92,143	1,294,609
PNM Resources, Inc.	33,886	441,196
Westar Energy, Inc.	43,624	1,097,580

		7,350,329

Gas Utilities (1.1%)
AGL Resources, Inc.	30,546	1,095,074
Atmos Energy Corp.	35,441	1,105,759
Energen Corp.	28,175	1,359,725
National Fuel Gas Co.	32,257	2,116,704
Questar Corp.	68,394	1,190,740
UGI Corp.	43,315	1,367,888

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM MID CAP PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2010

	Number of Shares	Value (Note 1)

WGL Holdings, Inc.	20,061	$717,582

		8,953,472

Independent Power Producers & Energy Traders (0.0%)
Dynegy, Inc.*	40,224	226,059

Multi-Utilities (0.9%)
Alliant Energy Corp.	43,423	1,596,664
Black Hills Corp.	15,413	462,390
MDU Resources Group, Inc.	73,803	1,495,987
NSTAR	40,617	1,713,631
OGE Energy Corp.	38,213	1,740,220
Vectren Corp.	32,002	812,211

		7,821,103

Water Utilities (0.1%)
Aqua America, Inc.	53,925	1,212,234

Total Utilities		25,563,197

Total Common Stocks (51.7%) (Cost $349,589,689)		435,610,553

	Number of Shares	Value (Note 1)

SHORT-TERM INVESTMENTS:
Short-Term Investment (43.8%)
BlackRock Liquidity Funds TempFund 0.17%‡	368,857,713	$368,857,713

	Principal Amount	Value (Note 1)
Time Deposit (0.2%)
JPMorgan Chase Nassau 0.000%, 1/3/11	$1,325,779	1,325,779

Total Short-Term Investments (44.0%) (Cost $370,183,492)		370,183,492

Total Investments (95.7%) (Cost $719,773,181)		805,794,045
Other Assets Less Liabilities (4.3%)		36,111,008

Net Assets (100%)		$841,905,053

*	Non-income producing.
‡	Affiliated company as defined under the Investment Company Act of 1940.

Investments in companies which were affiliates for the year ended December 31, 2010, were as follows:

Securities	Market Value December 31, 2009	Purchases at Cost	Sales at Cost	Market Value December 31, 2010	Dividend Income	Realized Gain (Loss)
BlackRock Liquidity Funds TempFund	$441,334,009	$709,666,112	$782,142,408	$368,857,713	$706,044	$5,255

At December 31, 2010, the Portfolio had the following futures contracts open: (Note 1)

Purchases	Number of Contracts	Expiration Date	Original Value	Value at 12/31/2010	Unrealized Appreciation/ (Depreciation)
Russell 2000 Mini Index	387	March-11	$29,558,287	$30,275,010	$716,723
S&P 500 E-Mini Index	486	March-11	29,645,615	30,447,900	802,285
S&P MidCap 400 E-Mini Index	3,816	March-11	338,592,004	345,462,480	6,870,476

					$8,389,484

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2010:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with rules under the Investment Company Act of 1940. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM MID CAP PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2010

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Common Stocks
Consumer Discretionary	$62,205,068	$—	$—	$62,205,068
Consumer Staples	15,732,466	—	—	15,732,466
Energy	25,859,850	—	—	25,859,850
Financials	85,898,109	—	—	85,898,109
Health Care	48,385,686	—	—	48,385,686
Industrials	70,811,058	—	—	70,811,058
Information Technology	68,107,594	—	—	68,107,594
Materials	29,652,273	—	—	29,652,273
Telecommunication Services	3,395,252	—	—	3,395,252
Utilities	25,563,197	—	—	25,563,197
Futures	8,389,484	—	—	8,389,484
Short-Term Investments	—	370,183,492	—	370,183,492

Total Assets	$444,000,037	$370,183,492	$—	$814,183,529

Total Liabilities	$—	$—	$—	$—

Total	$444,000,037	$370,183,492	$—	$814,183,529

Fair Values of Derivative Instruments as of December 31, 2010:

Statement of Assets and Liabilities
Derivatives Not Accounted for as Hedging Instruments^	Asset Derivatives	Fair Value
Interest rate contracts	Receivables, Net Assets - Unrealized appreciation	$—	*
Foreign exchange contracts	Receivables	—
Credit contracts	Receivables	—
Equity contracts	Receivables, Net Assets - Unrealized appreciation	8,389,484	*
Commodity contracts	Receivables	—
Other contracts	Receivables	—

Total		$8,389,484

Liability Derivatives
Interest rate contracts	Payables, Net Assets - Unrealized depreciation	$—	*
Foreign exchange contracts	Payables	—
Credit contracts	Payables	—
Equity contracts	Payables, Net Assets - Unrealized depreciation	—	*
Commodity contracts	Payables	—
Other contracts	Payables	—

Total		$—

*Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets & Liabilities.

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM MID CAP PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2010

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2010:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Options	Futures	Forward Currency Contracts	Swaps	Total
Interest rate contracts	$—	$—	$—	$—	$—
Foreign exchange contracts	—	—	—	—	—
Credit contracts	—	—	—	—	—
Equity contracts	—	95,865,395	—	—	95,865,395
Commodity contracts	—	—	—	—	—
Other contracts	—	—	—	—	—

Total	$—	$95,865,395	$—	$—	$95,865,395

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Options	Futures	Forward Currency Contracts	Swaps	Total
Interest rate contracts	$—	$—	$—	$—	$—
Foreign exchange contracts	—	—	—	—	—
Credit contracts	—	—	—	—	—
Equity contracts	—	(7,037,806)	—	—	(7,037,806)
Commodity contracts	—	—	—	—	—
Other contracts	—	—	—	—	—

Total	$—	$(7,037,806)	$—	$—	$(7,037,806)

The Portfolio held futures contracts with an average notional balance of approximately $461,790,000 during the year ended December 31, 2010.

^ This Portfolio held futures contracts as a substitute for investing in conventional securities and hedging and in an attempt to enhance returns.

Investment security transactions for the year ended December 31, 2010 were as follows:

Cost of Purchases:
Stocks	$90,211,172
Net Proceeds of Sales and Redemptions:
Stocks	$386,896,467

As of December 31, 2010, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$91,615,745
Aggregate gross unrealized depreciation	(6,260,368)

Net unrealized appreciation	$85,355,377

Federal income tax cost of investments	$720,438,668

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM MID CAP PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2010

ASSETS
Investments at value:
Affiliated Issuers (Cost $368,857,713)	$368,857,713
Unaffiliated Issuers (Cost $350,915,468)	436,936,332
Cash	2,799
Cash held as collateral at broker	38,816,998
Dividends, interest and other receivables	417,173
Receivable for securities sold	261,681
Receivable from investment sub-advisor	23,396
Receivable from Separate Accounts for Trust shares sold	4,226

Total assets	845,320,318

LIABILITIES
Variation margin payable on futures contracts	2,637,900
Investment management fees payable	338,678
Administrative fees payable	121,173
Payable to Separate Accounts for Trust shares redeemed	63,034
Trustees’ fees payable	301
Accrued expenses	254,179

Total liabilities	3,415,265

NET ASSETS	$841,905,053

Net assets were comprised of:
Paid in capital	$695,444,750
Accumulated undistributed net investment income (loss)	532,032
Accumulated undistributed net realized gains (losses) on investments and futures	51,517,923
Net unrealized appreciation (depreciation) on investments and futures	94,410,348

Net assets	$841,905,053

Class IA
Net asset value, offering and redemption price per share, $841,905,053/72,766,785 shares outstanding (unlimited amount authorized: $0.01 par value)	$11.57

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2010

INVESTMENT INCOME
Dividends ($706,044 of dividend income received from affiliates)	$8,067,301
Interest	146,486

Total income	8,213,787

EXPENSES
Investment management fees	4,453,135
Administrative fees	1,586,234
Custodian fees	305,999
Printing and mailing expenses	92,991
Professional fees	47,092
Trustees’ fees	23,948
Miscellaneous	24,526

Gross expenses	6,533,925
Less: Reimbursement from sub-advisor	(301,937)

Net expenses	6,231,988

NET INVESTMENT INCOME (LOSS)	1,981,799

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Securities	45,320,113
Futures	95,865,395
Net distributions of realized gain received from Underlying Portfolio (All realized gains received from affiliates)	5,255

Net realized gain (loss)	141,190,763

Change in unrealized appreciation (depreciation) on:
Securities	57,688,163
Futures	(7,037,806)

Net change in unrealized appreciation (depreciation)	50,650,357

NET REALIZED AND UNREALIZED GAIN (LOSS)	191,841,120

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$193,822,919

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM MID CAP PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2010	August 28, 2009* to December 31, 2009
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$1,981,799	$2,293,173
Net realized gain (loss) on investments, futures and net distributions of realized gain received from Underlying Portfolios	141,190,763	14,013,813
Net change in unrealized appreciation (depreciation) on investments and futures	50,650,357	43,759,991

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	193,822,919	60,066,977

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class IA	(1,576,109)	(2,243,188)
Distributions from net realized capital gains
Class IA	(103,610,296)	—

TOTAL DIVIDENDS AND DISTRIBUTIONS	(105,186,405)	(2,243,188)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 915,362 and 108,496,961 shares, respectively ]	10,160,905	1,096,667,854
Capital shares issued in reinvestment of dividends and distributions [ 9,450,132 and 214,656 shares, respectively ]	105,186,405	2,243,188
Capital shares repurchased [ (41,184,795) and (5,135,531) shares, respectively ]	(467,355,302)	(51,558,300)

Total Class IA transactions	(352,007,992)	1,047,352,742

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(352,007,992)	1,047,352,742

TOTAL INCREASE (DECREASE) IN NET ASSETS	(263,371,478)	1,105,176,531
NET ASSETS:
Beginning of period	1,105,276,531	100,000

End of period (a)	$841,905,053	$1,105,276,531

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$532,032	$49,985

* The Portfolio commenced operations on August 28, 2009.

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM MID CAP PORTFOLIO

FINANCIAL HIGHLIGHTS

Class IA	Year Ended December 31, 2010	August 28, 2009* to December 31, 2009
Net asset value, beginning of period	$10.67	$10.00

Income (loss) from investment operations:
Net investment income (loss)	0.02 (e)	0.02 (e)
Net realized and unrealized gain (loss) on investments and futures	2.29	0.67

Total from investment operations	2.31	0.69

Less distributions:
Dividends from net investment income	(0.02)	(0.02)
Distributions from net realized gains	(1.39)	—

Total dividends and distributions	(1.41)	(0.02)

Net asset value, end of period	$11.57	$10.67

Total return (b)	22.46%	6.92%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$841,905	$1,105,277
Ratio of expenses to average net assets:
After reimbursements (a)	0.63%	0.64%
Before reimbursements (a)	0.66%	0.65%
Ratio of net investment income (loss) to average net assets:
After reimbursements (a)	0.20%	0.72%
Before reimbursements (a)	0.17%	0.71%
Portfolio turnover rate	18%	84%
*	Commencement of Operations.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income per share is based on average shares outstanding.

See Notes to Financial Statements.

ATM SMALL CAP PORTFOLIO (Unaudited)

PORTFOLIO ADVISERS

➢	AllianceBernstein L.P.

➢	AXA Equitable Life Insurance Company

➢	BlackRock Investment Management LLC

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/10
	1 Year	Since Incept.*
Portfolio – Class IA Shares	23.97%	21.97%
Russell 2000® Index	26.85	26.77
* Date of inception 8/28/09 Returns for periods greater than one year are annualized

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IA shares returned 23.97% for the year ended December 31, 2010. The Portfolio’s benchmark, the Russell 2000® Index, returned 26.85% over the same period.

Investment Objective

The Portfolio seeks to achieve long-term growth of capital with an emphasis on risk-adjusted returns and lower volatility over a full market cycle relative to traditional equity funds and equity market indexes, by investing in a combination of long and short positions on equity securities of small-capitalization companies, including securities included in the Russell 2000® Index.

The Investment Strategy

The Portfolio is divided into two portions, one of which utilizes a passive investment index style focused on equity securities of small-capitalization companies and a second portion which utilizes an actively managed futures and options strategy to tactically manage equity exposure in the Portfolio based on the level of volatility in the market.

Portfolio Highlights

The early months of 2010 saw stocks move higher on the continuation of the 2009 asset recovery story, aided by preliminary signs of improvement in the employment situation and strong corporate earnings reported for fourth quarter 2009 and first quarter 2010. The middle months of 2010 saw a double-digit percentage correction on the back of the Greek sovereign debt crisis and a stalling in jobs growth, leading to fears of a double-dip recession. Investors were also unnerved by the May “flash crash” and the uncertainty surrounding the financial reform bill in the United States.

Nevertheless, after touching a late summer low, the U.S. equity markets experienced a strong finish to the year as double-dip fears receded, jobs growth resumed and the midterm elections results were perceived to be capital markets friendly. Additionally, in the United States, Federal Reserve President Ben Bernanke delivered his famous Jackson Hole speech, leading to a second round of quantitative easing measures (informally known as “QE2”) and, perhaps most importantly, the Bush-era tax cuts were extended and supplemented with some fiscal sweeteners.

In 2010, the broad U.S. stock market posted double-digit percentage gains for the second consecutive year. The small-cap Russell 2000® Index advanced 16.3% for the fourth quarter and was up 26.9% for 2010. Growth stocks outpaced their value counterparts as the Russell 2000® Growth Index gained 17.1% for the quarter and 29.1% for the year, while the Russell 2000® Value Index gained 15.4% in the fourth quarter and 24.5% for the year.

The Portfolio was fully equitized throughout most of 2010 and, in the latter half of the year, it performed in line with its benchmark, the Russell 2000® Index. The full-year performance lag reflects a brief period in May when the S&P 500 Index rallied as the CBOE Volatility Index (VIX) trended upward. The Portfolio’s use of futures to reduce equity exposure on several highly volatile days in May helped reduce the Portfolio’s risk profile, but detracted from returns when markets rose but volatility remained high.

Sector Weightings as of 12/31/10	% of Net Assets
Financials	10.4%
Information Technology	9.4
Industrials	8.1
Consumer Discretionary	7.0
Health Care	6.3
Energy	3.2
Materials	2.9
Utilities	1.6
Consumer Staples	1.5
Telecommunication Services	0.5
Cash and Other	49.1

100.0%

ATM SMALL CAP PORTFOLIO (Unaudited)

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2010 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/10	Ending Account Value 12/31/10	Expenses Paid During Period* 7/1/10 - 12/31/10
Class IA
Actual	$1,000.00	$1,289.90	$3.52
Hypothetical (5% average return before expenses)	1,000.00	1,022.13	3.11

*   Expenses are equal to the Portfolio’s Class IA shares annualized expense ratios of 0.61%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

EQ ADVISORS TRUST

ATM SMALL CAP PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2010

	Number of Shares	Value (Note 1)

COMMON STOCKS:
Consumer Discretionary (7.0%)
Auto Components (0.5%)
American Axle & Manufacturing Holdings, Inc.*	27,586	$354,756
Amerigon, Inc.*	12,544	136,479
Cooper Tire & Rubber Co.	32,654	769,981
Dana Holding Corp.*	74,706	1,285,690
Dorman Products, Inc.*	6,200	224,688
Drew Industries, Inc.	10,210	231,971
Exide Technologies, Inc.*	39,606	372,693
Fuel Systems Solutions, Inc.*	7,072	207,775
Modine Manufacturing Co.*	25,146	389,763
Shiloh Industries, Inc.	8,700	103,965
Spartan Motors, Inc.	24,207	147,421
Standard Motor Products, Inc.	4,660	63,842
Stoneridge, Inc.*	8,975	141,715
Superior Industries International, Inc.	10,276	218,057
Tenneco, Inc.*	33,006	1,358,527

		6,007,323

Automobiles (0.0%)
Winnebago Industries, Inc.*	16,088	244,538

Distributors (0.1%)
Audiovox Corp., Class A*	13,496	116,471
Core-Mark Holding Co., Inc.*	5,773	205,461
Pool Corp.	27,367	616,852
Weyco Group, Inc.	5,433	133,054

		1,071,838

Diversified Consumer Services (0.6%)
American Public Education, Inc.*	9,447	351,806
Archipelago Learning, Inc.*	2,576	25,271
Bridgepoint Education, Inc.*	9,590	182,210
Cambium Learning Group, Inc.*	16,500	56,760
Capella Education Co.*	8,833	588,101
Coinstar, Inc.*	17,166	968,849
Corinthian Colleges, Inc.*	46,173	240,561
CPI Corp.	3,915	88,283
Grand Canyon Education, Inc.*	16,264	318,612
K12, Inc.*	13,509	387,168
Learning Tree International, Inc.	6,451	61,671
Lincoln Educational Services Corp.	8,729	135,387
Mac-Gray Corp.	3,321	49,649
Matthews International Corp., Class A	15,633	546,842
National American University Holdings, Inc.	8,800	64,592
Pre-Paid Legal Services, Inc.*	4,191	252,508
Princeton Review, Inc.*	45,138	53,263
Regis Corp.	30,106	499,760
Sotheby’s, Inc.	36,326	1,634,670
Steiner Leisure Ltd.*	7,660	357,722
Stewart Enterprises, Inc., Class A	37,358	249,925

	Number of Shares	Value (Note 1)

Universal Technical Institute, Inc.	10,398	$228,964

		7,342,574

Hotels, Restaurants & Leisure (1.2%)
AFC Enterprises, Inc.*	11,459	159,280
Ambassadors Group, Inc.	12,293	141,370
Ameristar Casinos, Inc.	14,944	233,575
Biglari Holdings, Inc.*	738	302,735
BJ’s Restaurants, Inc.*	11,933	422,786
Bluegreen Corp.*	22,514	72,495
Bob Evans Farms, Inc.	16,151	532,337
Boyd Gaming Corp.*	28,469	301,772
Buffalo Wild Wings, Inc.*	9,539	418,285
California Pizza Kitchen, Inc.*	8,990	155,347
Caribou Coffee Co., Inc.*	6,884	69,391
Carrols Restaurant Group, Inc.*	12,447	92,357
CEC Entertainment, Inc.*	12,198	473,648
Cheesecake Factory, Inc.*	32,308	990,563
Churchill Downs, Inc.	6,183	268,342
Cracker Barrel Old Country Store, Inc.	12,740	697,770
Denny’s Corp.*	41,524	148,656
DineEquity, Inc.*	9,969	492,269
Domino’s Pizza, Inc.*	17,695	282,235
Einstein Noah Restaurant Group, Inc.*	1,375	19,319
Gaylord Entertainment Co.*	18,729	673,120
Interval Leisure Group, Inc.*	19,091	308,129
Isle of Capri Casinos, Inc.*	14,761	150,858
Jack in the Box, Inc.*	30,447	643,345
Jamba, Inc.*	47,575	107,995
Krispy Kreme Doughnuts, Inc.*	32,832	229,167
Life Time Fitness, Inc.*	23,017	943,467
Marcus Corp.	12,130	160,965
McCormick & Schmick’s Seafood Restaurants, Inc.*	11,646	105,862
Monarch Casino & Resort, Inc.*	8,165	102,063
Morgans Hotel Group Co.*	17,766	161,138
Multimedia Games, Inc.*	15,240	85,039
O’Charleys, Inc.*	10,714	77,141
Orient-Express Hotels Ltd., Class A*	50,395	654,631
P.F. Chang’s China Bistro, Inc.	12,785	619,561
Papa John’s International, Inc.*	11,090	307,193
Peet’s Coffee & Tea, Inc.*	6,215	259,414
Pinnacle Entertainment, Inc.*	29,962	420,067
Red Lion Hotels Corp.*	14,589	116,420
Red Robin Gourmet Burgers, Inc.*	4,041	86,760
Ruby Tuesday, Inc.*	32,672	426,696
Ruth’s Hospitality Group, Inc.*	23,702	109,740
Scientific Games Corp., Class A*	34,155	340,184
Shuffle Master, Inc.*	29,080	332,966
Sonic Corp.*	30,944	313,153
Speedway Motorsports, Inc.	6,702	102,675

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM SMALL CAP PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2010

	Number of Shares	Value (Note 1)

Texas Roadhouse, Inc.*	30,224	$518,946
Vail Resorts, Inc.*	18,990	988,240

		15,619,467

Household Durables (0.4%)
American Greetings Corp., Class A	20,867	462,413
Beazer Homes USA, Inc.*	36,908	198,934
Blyth, Inc.	2,754	94,958
Brookfield Homes Corp.*	9,518	89,469
Cavco Industries, Inc.*	1,709	79,793
CSS Industries, Inc.	6,311	130,070
Ethan Allen Interiors, Inc.	12,247	245,062
Furniture Brands International, Inc.*	24,109	123,920
Helen of Troy Ltd.*	16,073	478,011
Hooker Furniture Corp.	7,520	106,258
Hovnanian Enterprises, Inc., Class A*	31,918	130,545
iRobot Corp.*	11,463	285,199
Kid Brands, Inc.*	14,429	123,368
La-Z-Boy, Inc.*	26,140	235,783
Libbey, Inc.*	10,537	163,007
Lifetime Brands, Inc.*	7,939	111,464
M/I Homes, Inc.*	10,681	164,274
Meritage Homes Corp.*	17,204	381,929
Ryland Group, Inc.	23,526	400,648
Sealy Corp.*	43,476	126,950
Skyline Corp.	4,524	117,986
Standard Pacific Corp.*	50,269	231,237
Universal Electronics, Inc.*	6,411	181,880

		4,663,158

Internet & Catalog Retail (0.2%)
1-800-FLOWERS.COM, Inc., Class A*	24,910	67,008
Blue Nile, Inc.*	6,240	356,054
Drugstore.Com, Inc.*	25,363	56,052
Gaiam, Inc., Class A	19,116	147,193
HSN, Inc.*	21,443	657,014
Nutrisystem, Inc.	15,054	316,586
Orbitz Worldwide, Inc.*	15,883	88,786
Overstock.com, Inc.*	7,255	119,562
PetMed Express, Inc.	11,074	197,228
Shutterfly, Inc.*	14,132	495,044
U.S. Auto Parts Network, Inc.*	12,875	108,150
Vitacost.com, Inc.*† (b)	3,254	17,620

		2,626,297

Leisure Equipment & Products (0.3%)
Arctic Cat, Inc.*	3,773	55,237
Brunswick Corp.	48,061	900,663
Callaway Golf Co.	29,496	238,033
Eastman Kodak Co.*	141,119	756,398
JAKKS Pacific, Inc.*	13,348	243,200
Leapfrog Enterprises, Inc.*	19,825	110,029
Marine Products Corp.*	11,596	77,229
Polaris Industries, Inc.	16,583	1,293,806
RC2 Corp.*	10,727	233,527
Smith & Wesson Holding Corp.*	39,927	149,327

	Number of Shares	Value (Note 1)

Steinway Musical Instruments, Inc.*	5,603	$111,219
Sturm Ruger & Co., Inc.	9,838	150,423
Summer Infant, Inc.*	4,026	30,517

		4,349,608

Media (0.7%)
AH Belo Corp., Class A*	17,820	155,034
Arbitron, Inc.	13,724	569,820
Ascent Media Corp., Class A*	7,893	305,933
Ballantyne Strong, Inc.*	4,855	37,723
Belo Corp., Class A*	48,111	340,626
Carmike Cinemas, Inc.*	11,836	91,374
Cinemark Holdings, Inc.	29,899	515,459
CKX, Inc.*	14,291	57,593
Crown Media Holdings, Inc., Class A*	6,656	17,439
Cumulus Media, Inc., Class A*	4,809	20,727
Dex One Corp.*	26,217	195,579
Entercom Communications Corp., Class A*	14,312	165,733
Entravision Communications Corp., Class A*	38,093	97,899
EW Scripps Co., Class A*	15,243	154,716
Fisher Communications, Inc.*	1,434	31,261
Global Sources Ltd.*	15,553	148,064
Gray Television, Inc.*	43,244	80,866
Harte-Hanks, Inc.	18,685	238,607
Journal Communications, Inc., Class A*	22,612	114,191
Knology, Inc.*	14,549	227,401
Lee Enterprises, Inc.*	9,815	24,145
LIN TV Corp., Class A*	16,713	88,579
Lions Gate Entertainment Corp.*	35,778	232,915
Live Nation Entertainment, Inc.*	76,454	873,105
LodgeNet Interactive Corp.*	28,660	121,805
Martha Stewart Living Omnimedia, Inc., Class A*	19,003	83,993
McClatchy Co., Class A*	34,488	161,059
Media General, Inc., Class A*	13,140	75,949
Mediacom Communications Corp., Class A*	20,605	174,318
National CineMedia, Inc.	26,211	521,861
Nexstar Broadcasting Group, Inc., Class A*	19,462	116,577
Outdoor Channel Holdings, Inc.*	11,108	79,644
Playboy Enterprises, Inc., Class B*	25,157	131,319
PRIMEDIA, Inc.	19,358	81,304
Radio One, Inc., Class D*	6,960	7,795
ReachLocal, Inc.*	5,000	99,550
Rentrak Corp.*	4,336	130,774
Scholastic Corp.	16,069	474,678
Sinclair Broadcast Group, Inc., Class A	23,760	194,357
SuperMedia, Inc.*	7,118	61,998
Valassis Communications, Inc.*	27,071	875,747
Value Line, Inc.	4,935	71,311

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM SMALL CAP PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2010

	Number of Shares	Value (Note 1)

Warner Music Group Corp.*	27,766	$156,323
Westwood One, Inc.*	7,361	67,206
World Wrestling Entertainment, Inc., Class A	12,541	178,584

		8,650,941

Multiline Retail (0.2%)
99 Cents Only Stores*	24,477	390,163
Bon-Ton Stores, Inc.*	12,196	154,401
Dillard’s, Inc., Class A	22,724	862,149
Fred’s, Inc., Class A	18,596	255,881
Retail Ventures, Inc.*	14,642	238,665
Saks, Inc.*	74,609	798,316
Tuesday Morning Corp.*	17,426	92,009

		2,791,584

Specialty Retail (1.7%)
America’s Car-Mart, Inc.*	2,578	69,812
AnnTaylor Stores Corp.*	31,853	872,454
Asbury Automotive Group, Inc.*	16,384	302,776
Barnes & Noble, Inc.	20,004	283,057
bebe stores, Inc.	16,738	99,759
Big 5 Sporting Goods Corp.	11,327	172,963
Books-A-Million, Inc.	11,130	64,554
Borders Group, Inc.*	29,388	26,455
Brown Shoe Co., Inc.	22,846	318,245
Buckle, Inc.	13,215	499,131
Build-A-Bear Workshop, Inc.*	18,716	142,990
Cabela’s, Inc.*	20,991	456,554
Casual Male Retail Group, Inc.*	36,151	171,356
Cato Corp., Class A	14,061	385,412
Charming Shoppes, Inc.*	64,084	227,498
Children’s Place Retail Stores, Inc.*	14,533	721,418
Christopher & Banks Corp.	15,076	92,717
Citi Trends, Inc.*	7,704	189,133
Coldwater Creek, Inc.*	41,196	130,591
Collective Brands, Inc.*	33,874	714,741
Conn’s, Inc.*	2,824	13,216
Destination Maternity Corp.*	3,441	130,517
Dress Barn, Inc.*	31,323	827,554
DSW, Inc., Class A*	7,887	308,382
Express, Inc.	9,133	171,700
Finish Line, Inc., Class A	26,693	458,853
Genesco, Inc.*	12,156	455,728
Group 1 Automotive, Inc.	13,508	564,094
Haverty Furniture Cos., Inc.	12,884	167,234
hhgregg, Inc.*	6,648	139,276
Hibbett Sports, Inc.*	14,479	534,275
HOT Topic, Inc.	12,697	79,610
Jo-Ann Stores, Inc.*	15,043	905,889
Jos. A. Bank Clothiers, Inc.*	14,679	591,857
Kirkland’s, Inc.*	8,385	117,642
Lithia Motors, Inc., Class A	6,230	89,027
Lumber Liquidators Holdings, Inc.*	11,639	289,928
MarineMax, Inc.*	17,546	164,055
Men’s Wearhouse, Inc.	28,617	714,853
Midas, Inc.*	8,806	71,417

	Number of Shares	Value (Note 1)

Monro Muffler Brake, Inc.	15,656	$541,524
New York & Co., Inc.*	7,309	32,306
OfficeMax, Inc.*	44,424	786,305
Pacific Sunwear of California, Inc.*	35,701	193,499
Penske Automotive Group, Inc.*	23,075	401,967
PEP Boys-Manny, Moe & Jack	28,465	382,285
Pier 1 Imports, Inc.*	57,664	605,472
Rent-A-Center, Inc.	34,655	1,118,663
Rue21, Inc.*	7,706	225,863
Sally Beauty Holdings, Inc.*	48,394	703,165
Select Comfort Corp.*	28,659	261,657
Shoe Carnival, Inc.*	4,910	132,570
Sonic Automotive, Inc., Class A	21,594	285,905
Stage Stores, Inc.	18,539	321,466
Stein Mart, Inc.	17,589	162,698
Systemax, Inc.*	6,181	87,152
Talbots, Inc.*	36,788	313,434
Ulta Salon Cosmetics & Fragrance, Inc.*	16,380	556,920
Vitamin Shoppe, Inc.*	7,324	246,379
West Marine, Inc.*	8,436	89,253
Wet Seal, Inc., Class A*	48,797	180,549
Winmark Corp.	2,200	74,008
Zumiez, Inc.*	11,574	310,993

		20,750,756

Textiles, Apparel & Luxury Goods (1.1%)
American Apparel, Inc.*	64,871	107,686
Carter’s, Inc.*	31,762	937,296
Cherokee, Inc.	5,425	102,044
Columbia Sportswear Co.	6,282	378,804
Crocs, Inc.*	47,329	810,272
Culp, Inc.*	9,802	101,549
Deckers Outdoor Corp.*	20,951	1,670,633
G-III Apparel Group Ltd.*	8,486	298,283
Iconix Brand Group, Inc.*	40,067	773,694
Joe’s Jeans, Inc.*	46,201	72,073
Jones Group, Inc.	47,387	736,394
Kenneth Cole Productions, Inc., Class A*	6,753	84,345
K-Swiss, Inc., Class A*	11,074	138,093
Liz Claiborne, Inc.*	52,173	373,559
Maidenform Brands, Inc.*	12,122	288,140
Movado Group, Inc.*	4,341	70,064
Oxford Industries, Inc.	7,845	200,910
Perry Ellis International, Inc.*	6,126	168,281
Quiksilver, Inc.*	63,238	320,617
Skechers U.S.A., Inc., Class A*	18,086	361,720
Steven Madden Ltd.*	12,665	528,384
Timberland Co., Class A*	22,654	557,062
True Religion Apparel, Inc.*	13,442	299,219
Under Armour, Inc., Class A*	18,775	1,029,621
Unifi, Inc.*	7,848	132,867
Vera Bradley, Inc.*	6,769	223,377
Volcom, Inc.	9,500	179,265
Warnaco Group, Inc.*	24,545	1,351,693

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM SMALL CAP PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2010

	Number of Shares	Value (Note 1)

Wolverine World Wide, Inc.	26,165	$834,140

		13,130,085

Total Consumer Discretionary		87,248,169

Consumer Staples (1.5%)
Beverages (0.1%)
Boston Beer Co., Inc., Class A*	4,315	410,314
Coca-Cola Bottling Co. Consolidated	2,250	125,055
Heckmann Corp.*	42,501	213,780
MGP Ingredients, Inc.	4,153	45,849
National Beverage Corp.	8,373	110,021

		905,019

Food & Staples Retailing (0.4%)
Andersons, Inc.	9,306	338,273
Arden Group, Inc., Class A	1,083	89,347
Casey’s General Stores, Inc.	20,668	878,597
Fresh Market, Inc.*	8,040	331,248
Ingles Markets, Inc., Class A	8,870	170,304
Nash Finch Co.	6,757	287,240
Pantry, Inc.*	12,846	255,122
Pricesmart, Inc.	8,818	335,349
Rite Aid Corp.*	287,639	254,043
Ruddick Corp.	24,373	897,901
Spartan Stores, Inc.	11,194	189,738
Susser Holdings Corp.*	2,567	35,553
United Natural Foods, Inc.*	24,879	912,562
Village Super Market, Inc., Class A	4,115	135,795
Weis Markets, Inc.	6,383	257,426
Winn-Dixie Stores, Inc.*	30,387	217,875

		5,586,373

Food Products (0.6%)
Alico, Inc.	1,180	28,131
B&G Foods, Inc.	23,296	319,854
Calavo Growers, Inc.	5,686	131,062
Cal-Maine Foods, Inc.	6,611	208,775
Chiquita Brands International, Inc.*	23,980	336,200
Darling International, Inc.*	45,108	599,034
Diamond Foods, Inc.	11,621	618,005
Dole Food Co., Inc.*	17,319	233,980
Farmer Bros Co.	6,504	115,771
Fresh Del Monte Produce, Inc.	21,083	526,021
Griffin Land & Nurseries, Inc.	5,240	169,671
Hain Celestial Group, Inc.*	22,619	612,070
Harbinger Group, Inc.*	459	2,841
Imperial Sugar Co.	6,891	92,133
J&J Snack Foods Corp.	7,125	343,710
John B. Sanfilippo & Son, Inc.*	7,404	92,106
Lancaster Colony Corp.	9,941	568,625
Lifeway Foods, Inc.*	2,305	22,013
Limoneira Co.	3,100	88,970
Pilgrim’s Pride Corp.*	25,741	182,504
Sanderson Farms, Inc.	12,129	474,850
Seneca Foods Corp., Class A*	1,941	52,368

	Number of Shares	Value (Note 1)

Smart Balance, Inc.*	46,310	$200,522
Snyders-Lance, Inc.	12,796	299,938
Tootsie Roll Industries, Inc.	12,253	354,970
TreeHouse Foods, Inc.*	19,135	977,607

		7,651,731

Household Products (0.1%)
Central Garden & Pet Co., Class A*	28,489	281,471
Oil-Dri Corp. of America	4,029	86,583
Spectrum Brands Holdings, Inc.*	9,605	299,388
WD-40 Co.	9,198	370,496

		1,037,938

Personal Products (0.2%)
Elizabeth Arden, Inc.*	12,126	279,019
Female Health Co.	4,190	23,841
Inter Parfums, Inc.	6,915	130,348
Medifast, Inc.*	7,585	219,055
Nature’s Sunshine Products, Inc.*	10,323	92,700
Nu Skin Enterprises, Inc., Class A	25,956	785,429
Nutraceutical International Corp.*	2,617	37,135
Prestige Brands Holdings, Inc.*	23,273	278,112
Revlon, Inc., Class A*	6,746	66,381
Schiff Nutrition International, Inc.	10,543	95,730
Synutra International, Inc.*	9,319	125,341
USANA Health Sciences, Inc.*	4,500	195,525

		2,328,616

Tobacco (0.1%)
Alliance One International, Inc.*	45,397	192,483
Star Scientific, Inc.*	88,210	172,010
Universal Corp.	12,385	504,070
Vector Group Ltd.	24,067	416,840

		1,285,403

Total Consumer Staples		18,795,080

Energy (3.2%)
Energy Equipment & Services (1.0%)
Allis-Chalmers Energy, Inc.*	12,618	89,462
Basic Energy Services, Inc.*	11,344	186,949
Bristow Group, Inc.*	19,934	943,875
Cal Dive International, Inc.*	51,275	290,729
CARBO Ceramics, Inc.	10,171	1,053,105
Complete Production Services, Inc.*	43,064	1,272,541
Dawson Geophysical Co.*	5,562	177,428
Dril-Quip, Inc.*	18,785	1,459,970
Global Geophysical Services, Inc.*	8,300	86,154
Global Industries Ltd.*	55,756	386,389
Gulf Island Fabrication, Inc.	7,042	198,444
Gulfmark Offshore, Inc., Class A*	11,706	355,863

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM SMALL CAP PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2010

	Number of Shares	Value (Note 1)

Helix Energy Solutions Group, Inc.*	54,887	$666,328
Hercules Offshore, Inc.*	49,492	171,242
Hornbeck Offshore Services, Inc.*	10,928	228,177
ION Geophysical Corp.*	69,044	585,493
Key Energy Services, Inc.*	67,000	869,660
Lufkin Industries, Inc.	16,288	1,016,208
Matrix Service Co.*	16,956	206,524
Natural Gas Services Group, Inc.*	6,261	118,396
Newpark Resources, Inc.*	48,308	297,577
OYO Geospace Corp.*	2,172	215,267
Parker Drilling Co.*	63,695	291,086
PHI, Inc. (Non-Voting)*	8,188	154,262
Pioneer Drilling Co.*	28,589	251,869
RPC, Inc.	22,678	410,925
Seahawk Drilling, Inc.*	10,919	97,725
T-3 Energy Services, Inc.*	7,273	289,684
Tesco Corp.*	15,988	253,890
TETRA Technologies, Inc.*	39,727	471,560
Union Drilling, Inc.*	3,325	24,206
Vantage Drilling Co.*	32,743	66,468
Willbros Group, Inc.*	24,993	245,431

		13,432,887

Oil, Gas & Consumable Fuels (2.2%)
Abraxas Petroleum Corp.*	44,963	205,481
Alon USA Energy, Inc.	13,557	81,071
Apco Oil and Gas International, Inc.	4,964	285,430
Approach Resources, Inc.*	9,436	217,972
ATP Oil & Gas Corp.*	24,577	411,419
Berry Petroleum Co., Class A	27,762	1,213,199
Bill Barrett Corp.*	25,468	1,047,499
BPZ Resources, Inc.*	51,691	246,049
Brigham Exploration Co.*	63,259	1,723,175
Callon Petroleum Co.*	20,359	120,525
CAMAC Energy, Inc.*	32,741	65,155
Carrizo Oil & Gas, Inc.*	16,090	554,944
Cheniere Energy, Inc.*	31,823	175,663
Clayton Williams Energy, Inc.*	3,155	264,925
Clean Energy Fuels Corp.*	21,095	291,955
Cloud Peak Energy, Inc.*	17,672	410,521
Contango Oil & Gas Co.*	6,584	381,411
Crosstex Energy, Inc.	22,595	200,192
CVR Energy, Inc.*	17,308	262,735
Delek U.S. Holdings, Inc.	15,343	111,697
Delta Petroleum Corp.*	110,895	84,280
DHT Holdings, Inc.	28,817	133,999
Endeavour International Corp.*	4,722	65,164
Energy Partners Ltd.*	15,450	229,587
Energy XXI Bermuda Ltd.*	37,353	1,033,558
Evolution Petroleum Corp.*	20,371	132,819
FX Energy, Inc.*	10,181	62,613
Gastar Exploration Ltd.*	30,097	129,417
General Maritime Corp.	34,596	112,437
GeoResources, Inc.*	8,039	178,546
GMX Resources, Inc.*	9,559	52,766

	Number of Shares	Value (Note 1)

Golar LNG Ltd.	19,415	$291,419
Goodrich Petroleum Corp.*	11,815	208,417
Green Plains Renewable Energy, Inc.*	9,516	107,150
Gulfport Energy Corp.*	13,262	287,122
Hallador Energy Co.	6,500	68,185
Harvest Natural Resources, Inc.*	17,260	210,054
Houston American Energy Corp.	11,586	209,591
International Coal Group, Inc.*	70,996	549,509
Isramco, Inc.*	1,055	88,937
James River Coal Co.*	14,637	370,755
Knightsbridge Tankers Ltd.	9,170	204,216
Kodiak Oil & Gas Corp.*	90,547	597,610
L&L Energy, Inc.*	12,248	132,278
Magnum Hunter Resources Corp.*	31,120	224,064
McMoRan Exploration Co.*	48,462	830,639
Miller Petroleum, Inc.*	14,934	77,657
Nordic American Tanker Shipping Ltd.	25,124	653,726
Northern Oil and Gas, Inc.*	28,990	788,818
Oasis Petroleum, Inc.*	26,364	714,992
Overseas Shipholding Group, Inc.	13,447	476,293
Panhandle Oil and Gas, Inc., Class A	4,073	111,682
Patriot Coal Corp.*	39,990	774,606
Penn Virginia Corp.	23,479	394,917
Petroleum Development Corp.*	11,664	492,337
PetroQuest Energy, Inc.*	27,604	207,858
RAM Energy Resources, Inc.*	47,322	87,072
Rentech, Inc.*	137,527	167,783
Resolute Energy Corp.*	20,061	296,100
REX American Resources Corp.*	8,730	134,093
Rex Energy Corp.*	17,385	237,305
Rosetta Resources, Inc.*	29,259	1,101,309
Scorpio Tankers, Inc.*	10,648	107,651
Ship Finance International Ltd.	24,336	523,711
Stone Energy Corp.*	23,651	527,181
Swift Energy Co.*	20,548	804,454
Syntroleum Corp.*	69,922	129,356
Teekay Tankers Ltd., Class A	14,164	174,784
TransAtlantic Petroleum Ltd.*	71,419	237,825
Uranium Energy Corp.*	31,381	189,541
USEC, Inc.*	60,680	365,294
VAALCO Energy, Inc.*	26,813	191,981
Venoco, Inc.*	9,740	179,703
W&T Offshore, Inc.	18,527	331,077
Warren Resources, Inc.*	39,908	180,384
Western Refining, Inc.*	29,902	316,363
World Fuel Services Corp.	37,375	1,351,480

		27,193,483

Total Energy		40,626,370

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM SMALL CAP PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2010

	Number of Shares	Value (Note 1)

Financials (10.4%)
Capital Markets (1.1%)
American Capital Ltd.*	184,043	$1,391,365
Apollo Investment Corp.	107,296	1,187,767
Arlington Asset Investment Corp., Class A	3,900	93,561
Artio Global Investors, Inc.	13,712	202,252
BGC Partners, Inc., Class A	31,173	259,048
BlackRock Kelso Capital Corp.	33,316	368,475
Calamos Asset Management, Inc., Class A	9,972	139,608
Capital Southwest Corp.	1,455	151,029
Cohen & Steers, Inc.	8,809	229,915
Cowen Group, Inc., Class A*	11,589	54,005
Diamond Hill Investment Group, Inc.	625	45,213
Duff & Phelps Corp., Class A	14,497	244,419
Epoch Holding Corp.	7,170	111,350
Evercore Partners, Inc., Class A	8,629	293,386
FBR Capital Markets Corp.*	30,469	116,392
Fifth Street Finance Corp.	27,139	329,467
Financial Engines, Inc.*	8,647	171,470
GAMCO Investors, Inc., Class A	3,349	160,786
GFI Group, Inc.	32,000	150,080
Gladstone Capital Corp.	10,413	119,958
Gladstone Investment Corp.	13,868	106,090
Gleacher & Co., Inc.*	51,255	121,474
Golub Capital BDC, Inc.	7,137	122,185
Harris & Harris Group, Inc.*	30,241	132,456
Hercules Technology Growth Capital, Inc.	18,064	187,143
HFF, Inc., Class A*	15,555	150,261
International Assets Holding Corp.*	6,288	148,397
Internet Capital Group, Inc.*	18,979	269,881
Investment Technology Group, Inc.*	22,762	372,614
JMP Group, Inc.	4,724	36,044
KBW, Inc.	18,550	517,916
Knight Capital Group, Inc., Class A*	51,998	717,052
LaBranche & Co., Inc.*	39,187	141,073
Ladenburg Thalmann Financial Services, Inc.*	77,628	90,825
Main Street Capital Corp.	3,186	57,953
MCG Capital Corp.	42,206	294,176
Medallion Financial Corp.	4,713	38,647
MF Global Holdings Ltd.*	52,875	442,035
MVC Capital, Inc.	13,409	195,771
NGP Capital Resources Co.	6,137	56,460
Oppenheimer Holdings, Inc., Class A	4,337	113,673
optionsXpress Holdings, Inc.	23,236	364,108
PennantPark Investment Corp.	18,593	227,578
Penson Worldwide, Inc.*	19,205	93,912
Piper Jaffray Cos., Inc.*	8,797	307,983
Prospect Capital Corp.	39,091	422,183

	Number of Shares	Value (Note 1)

Pzena Investment Management, Inc., Class A	11,702	$86,010
Safeguard Scientifics, Inc.*	9,721	166,035
Sanders Morris Harris Group, Inc.	5,995	43,464
Solar Capital Ltd.	5,703	141,320
Stifel Financial Corp.*	18,826	1,167,965
SWS Group, Inc.	8,114	40,976
TICC Capital Corp.	13,413	150,360
TradeStation Group, Inc.*	19,196	129,573
Triangle Capital Corp.	2,799	53,181
Virtus Investment Partners, Inc.*	2,597	117,826
Westwood Holdings Group, Inc.	4,219	168,591

		13,812,737

Commercial Banks (2.9%)
1st Source Corp.	7,703	155,909
1st United Bancorp, Inc.*	15,982	110,436
Alliance Financial Corp./New York	1,293	41,829
American National Bankshares, Inc.	2,641	62,196
Ameris Bancorp*	16,104	169,736
Ames National Corp.	6,938	150,346
Arrow Financial Corp.	4,698	129,242
BancFirst Corp.	3,150	129,748
Banco Latinoamericano de Comercio Exterior S.A., Class E	12,929	238,669
Bancorp Rhode Island, Inc.	1,544	44,915
Bancorp, Inc./Delaware*	13,645	138,770
Bank of Marin Bancorp/California	1,498	52,430
Bank of the Ozarks, Inc.	6,516	282,469
Boston Private Financial Holdings, Inc.	40,378	264,476
Bridge Bancorp, Inc.	5,943	146,495
Bryn Mawr Bank Corp.	7,661	133,684
Camden National Corp.	3,729	135,102
Capital City Bank Group, Inc.	11,122	140,137
Cardinal Financial Corp.	13,735	159,738
Cathay General Bancorp	42,787	714,543
Center Financial Corp.*	24,478	185,543
Centerstate Banks, Inc.	18,428	145,950
Century Bancorp, Inc./Massachusetts, Class A	787	21,084
Chemical Financial Corp.	13,046	288,969
Citizens & Northern Corp.	6,967	103,530
Citizens Republic Bancorp, Inc.*	184,378	113,392
City Holding Co.	7,876	285,347
CNB Financial Corp./Pennsylvania	2,210	32,730
CoBiz Financial, Inc.	29,868	181,597
Columbia Banking System, Inc.	21,368	450,010
Community Bank System, Inc.	18,021	500,443
Community Trust Bancorp, Inc.	7,217	209,004
CVB Financial Corp.	47,031	407,759

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM SMALL CAP PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2010

	Number of Shares	Value (Note 1)

Danvers Bancorp, Inc.	9,906	$175,039
Eagle Bancorp, Inc.*	9,566	138,037
Enterprise Financial Services Corp.	12,609	131,890
F.N.B. Corp./Pennsylvania	60,763	596,693
Financial Institutions, Inc.	5,131	97,335
First Bancorp, Inc./Maine	4,709	74,355
First Bancorp/North Carolina	7,119	108,992
First Bancorp/Puerto Rico*	33,312	15,323
First Busey Corp.	25,441	119,573
First Commonwealth Financial Corp.	53,516	378,893
First Community Bancshares, Inc./Virginia	7,719	115,322
First Financial Bancorp	30,802	569,221
First Financial Bankshares, Inc.	11,030	564,515
First Financial Corp./Indiana	5,548	194,957
First Interstate Bancsystem, Inc.	8,466	129,022
First Merchants Corp.	7,704	68,257
First Midwest Bancorp, Inc./Illinois	39,451	454,476
First of Long Island Corp.	5,528	159,814
First South Bancorp, Inc./North Carolina	3,692	23,887
FirstMerit Corp.	59,502	1,177,545
German American Bancorp, Inc.	3,215	59,204
Glacier Bancorp, Inc.	37,942	573,304
Great Southern Bancorp, Inc.	4,896	115,497
Green Bankshares, Inc.*	9,828	31,450
Hancock Holding Co.	15,244	531,406
Hanmi Financial Corp.*	86,310	99,256
Heartland Financial USA, Inc.	7,199	125,695
Heritage Financial Corp./Washington*	9,649	134,314
Home Bancorp, Inc.*	3,819	52,779
Home Bancshares, Inc./Arkansas	12,211	269,008
Hudson Valley Holding Corp.	7,233	179,089
IBERIABANK Corp.	14,812	875,834
Independent Bank Corp./Massachusetts	10,536	284,999
International Bancshares Corp.	28,289	566,629
Investors Bancorp, Inc.*	26,365	345,909
Lakeland Bancorp, Inc.	11,632	127,603
Lakeland Financial Corp.	8,007	171,830
MainSource Financial Group, Inc.	11,871	123,577
MB Financial, Inc.	27,242	471,831
Merchants Bancshares, Inc.	1,073	29,572
Metro Bancorp, Inc.*	11,345	124,908
Midsouth Bancorp, Inc.	7,780	119,501
MidWestOne Financial Group, Inc.	1,813	27,394
Nara Bancorp, Inc.*	19,074	187,307
National Bankshares, Inc./Virginia	1,974	62,161
National Penn Bancshares, Inc.	68,722	551,838

	Number of Shares	Value (Note 1)

NBT Bancorp, Inc.	19,104	$461,362
Northfield Bancorp, Inc./New Jersey	8,575	114,219
Old National Bancorp/Indiana	46,526	553,194
OmniAmerican Bancorp, Inc.*	11,537	156,326
Oriental Financial Group, Inc.	27,033	337,642
Orrstown Financial Services, Inc.	2,144	58,767
Pacific Continental Corp.	5,287	53,187
PacWest Bancorp	16,252	347,468
Park National Corp.	6,545	475,625
Peapack-Gladstone Financial Corp.	4,784	62,431
Penns Woods Bancorp, Inc.	1,707	67,939
Peoples Bancorp, Inc./Ohio	3,118	48,797
Pinnacle Financial Partners, Inc.*	15,915	216,126
PrivateBancorp, Inc.	28,816	414,374
Prosperity Bancshares, Inc.	25,222	990,720
Renasant Corp.	12,283	207,706
Republic Bancorp, Inc./Kentucky, Class A	2,687	63,816
S&T Bancorp, Inc.	13,772	311,109
Sandy Spring Bancorp, Inc.	12,074	222,524
SCBT Financial Corp.	6,278	205,604
Sierra Bancorp	9,825	105,422
Signature Bank/New York*	22,648	1,132,400
Simmons First National Corp., Class A	9,499	270,721
Southside Bancshares, Inc.	7,848	165,357
Southwest Bancorp, Inc./Oklahoma*	5,444	67,506
State Bancorp, Inc./New York	15,566	143,985
StellarOne Corp.	11,801	171,587
Sterling Bancorp/New York	12,582	131,734
Sterling Bancshares, Inc./Texas	48,349	339,410
Suffolk Bancorp	4,598	113,479
Susquehanna Bancshares, Inc.	68,215	660,321
SVB Financial Group*	22,216	1,178,559
SY Bancorp, Inc.	5,542	136,056
Taylor Capital Group, Inc.*	8,442	111,012
Texas Capital Bancshares, Inc.*	19,833	421,848
Tompkins Financial Corp.	4,252	166,508
Tower Bancorp, Inc.	5,831	128,515
TowneBank/Virginia	11,968	190,172
Trico Bancshares	7,358	118,832
Trustmark Corp.	33,578	834,078
UMB Financial Corp.	16,795	695,649
Umpqua Holdings Corp.	63,350	771,603
Union First Market Bankshares Corp.	10,206	150,845
United Bankshares, Inc.	20,691	604,177
United Community Banks, Inc./Georgia*	43,655	85,127
Univest Corp. of Pennsylvania	8,299	159,092
Virginia Commerce Bancorp, Inc.*	16,645	102,866
Washington Banking Co.	7,911	108,460
Washington Trust Bancorp, Inc.	6,921	151,431

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM SMALL CAP PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2010

	Number of Shares	Value (Note 1)

Webster Financial Corp.	35,095	$691,371
WesBanco, Inc.	10,932	207,271
West Bancorp, Inc.	17,086	133,100
West Coast Bancorp/Oregon*	48,591	137,027
Westamerica Bancorp	16,172	897,061
Western Alliance Bancorp*	30,897	227,402
Whitney Holding Corp./Louisiana	50,580	715,707
Wilshire Bancorp, Inc.	12,005	91,478
Wintrust Financial Corp.	17,762	586,679

		36,334,053

Consumer Finance (0.3%)
Advance America Cash Advance Centers, Inc.	30,937	174,485
Cash America International, Inc.	15,562	574,705
CompuCredit Holdings Corp.*	19,888	138,818
Credit Acceptance Corp.*	2,844	178,518
Dollar Financial Corp.*	13,484	386,047
EZCORP, Inc., Class A*	24,641	668,510
First Cash Financial Services, Inc.*	15,900	492,741
First Marblehead Corp.*	17,204	37,333
Nelnet, Inc., Class A	13,804	327,017
Netspend Holdings, Inc.*	16,648	213,427
Student Loan Corp.	2,800	90,832
World Acceptance Corp.*	8,817	465,537

		3,747,970

Diversified Financial Services (0.3%)
Asset Acceptance Capital Corp.*	21,762	129,049
Asta Funding, Inc.	3,285	26,608
California First National Bancorp	1,660	23,954
Compass Diversified Holdings	18,157	321,197
Encore Capital Group, Inc.*	7,139	167,410
Life Partners Holdings, Inc.	2,297	43,942
MarketAxess Holdings, Inc.	14,063	292,651
Marlin Business Services Corp.*	9,828	124,324
NewStar Financial, Inc.*	18,394	194,425
PHH Corp.*	28,930	669,729
PICO Holdings, Inc.*	12,503	397,595
Portfolio Recovery Associates, Inc.*	8,928	671,386
Primus Guaranty Ltd.*	23,492	119,339

		3,181,609

Insurance (1.4%)
Alterra Capital Holdings Ltd.	53,176	1,150,729
American Equity Investment Life Holding Co.	31,843	399,630
American Safety Insurance Holdings Ltd.*	5,815	124,325
AMERISAFE, Inc.*	8,760	153,300
Amtrust Financial Services, Inc.	10,952	191,660
Argo Group International Holdings Ltd.	16,645	623,355
Baldwin & Lyons, Inc., Class B	5,840	137,415

	Number of Shares	Value (Note 1)

Citizens, Inc./Texas*	16,214	$120,794
CNA Surety Corp.*	8,178	193,655
CNO Financial Group, Inc.*	123,987	840,632
Crawford & Co., Class B*	24,191	82,249
Delphi Financial Group, Inc., Class A	25,915	747,389
Donegal Group, Inc., Class A	3,228	46,741
eHealth, Inc.*	10,979	155,792
EMC Insurance Group, Inc.	1,729	39,144
Employers Holdings, Inc.	22,301	389,821
Enstar Group Ltd.*	3,816	322,757
FBL Financial Group, Inc., Class A	6,643	190,455
First American Financial Corp.	57,398	857,526
First Mercury Financial Corp.	8,100	132,840
Flagstone Reinsurance Holdings S.A.	27,208	342,821
FPIC Insurance Group, Inc.*	4,815	177,962
Gerova Financial Group Ltd.*	2,500	75,000
Global Indemnity plc*	7,642	156,279
Greenlight Capital Reinsurance Ltd., Class A*	15,408	413,088
Hallmark Financial Services*	10,141	92,283
Harleysville Group, Inc.	5,839	214,525
Hilltop Holdings, Inc.*	19,780	196,218
Horace Mann Educators Corp.	21,597	389,610
Infinity Property & Casualty Corp.	7,362	454,972
Kansas City Life Insurance Co.	1,298	42,873
Maiden Holdings Ltd.	23,873	187,642
Meadowbrook Insurance Group, Inc.	30,582	313,465
Montpelier Reinsurance Holdings Ltd.	37,487	747,491
National Financial Partners Corp.*	23,447	314,190
National Interstate Corp.	6,436	137,730
National Western Life Insurance Co., Class A	1,096	182,725
Navigators Group, Inc.*	6,805	342,632
Phoenix Cos., Inc.*	57,298	145,537
Platinum Underwriters Holdings Ltd.	23,299	1,047,756
Presidential Life Corp.	9,841	97,721
Primerica, Inc.	12,878	312,291
ProAssurance Corp.*	17,605	1,066,863
RLI Corp.	10,068	529,275
Safety Insurance Group, Inc.	6,508	309,586
SeaBright Holdings, Inc.	10,383	95,731
Selective Insurance Group, Inc.	28,925	524,989
State Auto Financial Corp.	6,964	121,313
Stewart Information Services Corp.	11,776	135,777
Tower Group, Inc.	22,219	568,362
United Fire & Casualty Co.	12,533	279,737
Universal Insurance Holdings, Inc.	20,618	100,410

		17,017,063

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM SMALL CAP PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2010

	Number of Shares	Value (Note 1)

Real Estate Investment Trusts (REITs) (3.6%)
Acadia Realty Trust (REIT)	22,569	$411,659
Agree Realty Corp. (REIT)	4,694	122,936
Alexander’s, Inc. (REIT)	1,139	469,587
American Campus Communities, Inc. (REIT)	35,888	1,139,803
American Capital Agency Corp. (REIT)	27,539	791,471
Anworth Mortgage Asset Corp. (REIT)	63,168	442,176
Apollo Commercial Real Estate Finance, Inc. (REIT)	10,082	164,841
Ashford Hospitality Trust, Inc. (REIT)*	21,766	210,042
Associated Estates Realty Corp. (REIT)	18,674	285,525
BioMed Realty Trust, Inc. (REIT)	71,277	1,329,316
CapLease, Inc. (REIT)	28,732	167,220
Capstead Mortgage Corp. (REIT)	37,400	470,866
CBL & Associates Properties, Inc. (REIT)	74,901	1,310,767
Cedar Shopping Centers, Inc. (REIT)	30,228	190,134
Chatham Lodging Trust (REIT)	7,305	126,011
Chesapeake Lodging Trust (REIT)	6,216	116,923
Cogdell Spencer, Inc. (REIT)	20,644	119,735
Colonial Properties Trust (REIT)	40,398	729,184
Colony Financial, Inc. (REIT)	7,565	151,451
Cousins Properties, Inc. (REIT)	48,167	401,713
CreXus Investment Corp. (REIT)	8,878	116,302
Cypress Sharpridge Investments, Inc. (REIT)	23,067	297,795
DCT Industrial Trust, Inc. (REIT)	109,668	582,337
DiamondRock Hospitality Co. (REIT)*	85,236	1,022,832
DuPont Fabros Technology, Inc. (REIT)	22,617	481,064
Dynex Capital, Inc. (REIT)	15,023	164,051
EastGroup Properties, Inc. (REIT)	14,611	618,338
Education Realty Trust, Inc. (REIT)	31,655	245,959
Entertainment Properties Trust (REIT)	25,711	1,189,134
Equity Lifestyle Properties, Inc. (REIT)	14,627	818,088
Equity One, Inc. (REIT)	20,454	371,854
Excel Trust, Inc. (REIT)	10,601	128,272
Extra Space Storage, Inc. (REIT)	48,000	835,200
FelCor Lodging Trust, Inc. (REIT)*	46,177	325,086
First Industrial Realty Trust, Inc. (REIT)*	35,845	314,002

	Number of Shares	Value (Note 1)

First Potomac Realty Trust (REIT)	23,910	$402,166
Franklin Street Properties Corp. (REIT)	37,061	528,119
Getty Realty Corp. (REIT)	11,474	358,907
Gladstone Commercial Corp. (REIT)	5,503	103,621
Glimcher Realty Trust (REIT)	43,060	361,704
Government Properties Income Trust (REIT)	15,119	405,038
Hatteras Financial Corp. (REIT)	25,076	759,051
Healthcare Realty Trust, Inc. (REIT)	33,961	718,954
Hersha Hospitality Trust (REIT)	68,467	451,882
Highwoods Properties, Inc. (REIT)#	37,055	1,180,202
Home Properties, Inc. (REIT)	21,216	1,177,276
Inland Real Estate Corp. (REIT)	39,759	349,879
Invesco Mortgage Capital, Inc. (REIT)	21,650	472,836
Investors Real Estate Trust (REIT)	42,484	381,081
iStar Financial, Inc. (REIT)*	47,197	369,081
Kilroy Realty Corp. (REIT)	29,105	1,061,459
Kite Realty Group Trust (REIT)	26,420	142,932
LaSalle Hotel Properties (REIT)	37,959	1,002,118
Lexington Realty Trust (REIT)	49,541	393,851
LTC Properties, Inc. (REIT)	13,422	376,890
Medical Properties Trust, Inc. (REIT)	58,480	633,338
MFA Financial, Inc. (REIT)	151,779	1,238,517
Mid-America Apartment Communities, Inc. (REIT)	18,074	1,147,518
Mission West Properties, Inc. (REIT)	18,370	122,895
Monmouth Real Estate Investment Corp. (REIT), Class A	15,384	130,764
MPG Office Trust, Inc. (REIT)*	42,657	117,307
National Health Investors, Inc. (REIT)	13,460	605,969
National Retail Properties, Inc. (REIT)	44,436	1,177,554
Newcastle Investment Corp. (REIT)*	47,050	315,235
NorthStar Realty Finance Corp. (REIT)	33,035	156,916
Omega Healthcare Investors, Inc. (REIT)	49,672	1,114,640
One Liberty Properties, Inc. (REIT)	7,413	123,797
Parkway Properties, Inc./Maryland (REIT)	10,862	190,302
Pebblebrook Hotel Trust (REIT)	18,874	383,520

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM SMALL CAP PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2010

	Number of Shares	Value (Note 1)

Pennsylvania Real Estate Investment Trust (REIT)	29,202	$424,305
PennyMac Mortgage Investment Trust (REIT)	5,959	108,156
Post Properties, Inc. (REIT)	26,790	972,477
Potlatch Corp. (REIT)	21,710	706,660
PS Business Parks, Inc. (REIT)	9,733	542,323
RAIT Financial Trust (REIT)*	69,814	152,893
Ramco-Gershenson Properties Trust (REIT)	21,388	266,281
Redwood Trust, Inc. (REIT)	41,465	619,072
Resource Capital Corp. (REIT)	24,533	181,054
Retail Opportunity Investments Corp. (REIT)	22,134	219,348
Sabra Healthcare REIT, Inc. (REIT)	13,665	251,436
Saul Centers, Inc. (REIT)	3,584	169,702
Sovran Self Storage, Inc. (REIT)	15,281	562,494
Strategic Hotels & Resorts, Inc. (REIT)*	76,982	407,235
Sun Communities, Inc. (REIT)	10,421	347,124
Sunstone Hotel Investors, Inc. (REIT)*	54,105	558,905
Tanger Factory Outlet Centers (REIT)	22,407	1,147,014
Terreno Realty Corp. (REIT)*	2,394	42,924
Two Harbors Investment Corp. (REIT)	16,395	160,507
UMH Properties, Inc. (REIT)	10,182	103,856
Universal Health Realty Income Trust (REIT)	5,923	216,367
Urstadt Biddle Properties, Inc. (REIT), Class A	11,005	214,047
U-Store-It Trust (REIT)	49,374	470,534
Walter Investment Management Corp. (REIT)	14,421	258,713
Washington Real Estate Investment Trust (REIT)	32,638	1,011,452
Winthrop Realty Trust (REIT)	9,001	115,123

		45,346,995

Real Estate Management & Development (0.1%)
Avatar Holdings, Inc.*	7,406	146,787
Campus Crest Communities, Inc. (REIT)	16,558	232,143
Consolidated-Tomoka Land Co.	3,149	91,006
Coresite Realty Corp. (REIT)	5,376	73,329
Forestar Group, Inc.*	20,145	388,798
Hudson Pacific Properties, Inc. (REIT)	7,997	120,355
Kennedy-Wilson Holdings, Inc.*	13,342	133,287
Tejon Ranch Co.*	7,275	200,426
Thomas Properties Group, Inc.*	11,858	50,041

		1,436,172

	Number of Shares	Value (Note 1)

Thrifts & Mortgage Finance (0.7%)
Abington Bancorp, Inc.	9,691	$115,614
Astoria Financial Corp.	44,981	625,686
Bank Mutual Corp.	22,165	105,949
BankFinancial Corp.	5,950	58,013
Beneficial Mutual Bancorp, Inc.*	15,851	139,964
Berkshire Hills Bancorp, Inc.	6,714	148,379
BofI Holding, Inc.*	7,509	116,465
Brookline Bancorp, Inc.	32,235	349,750
Clifton Savings Bancorp, Inc.	10,057	108,716
Dime Community Bancshares, Inc.	14,701	214,488
Doral Financial Corp.*	28,827	39,781
ESB Financial Corp.	2,926	47,518
ESSA Bancorp, Inc.	8,890	117,526
Farmer Mac, Class C	3,126	51,016
First Financial Holdings, Inc.	4,011	46,167
Flagstar Bancorp, Inc.*	30,941	50,434
Flushing Financial Corp.	15,043	210,602
Fox Chase Bancorp, Inc.*	8,650	102,503
Heritage Financial Group, Inc.	4,523	56,176
Home Federal Bancorp, Inc./Idaho	7,682	94,258
Kearny Financial Corp.	15,510	133,386
Meridian Interstate Bancorp, Inc.*	10,874	128,204
MGIC Investment Corp.*	108,846	1,109,141
NASB Financial, Inc.	1,187	19,894
NewAlliance Bancshares, Inc.	55,752	835,165
Northwest Bancshares, Inc.	57,653	677,999
OceanFirst Financial Corp.	3,922	50,476
Ocwen Financial Corp.*	38,683	369,036
Oritani Financial Corp.	29,683	363,320
PMI Group, Inc.*	69,270	228,591
Provident Financial Services, Inc.	32,494	491,634
Provident New York Bancorp	21,441	224,916
Radian Group, Inc.	73,488	593,048
Rockville Financial, Inc.	9,714	118,705
Roma Financial Corp.	10,115	107,219
Territorial Bancorp, Inc.	6,167	122,785
TrustCo Bank Corp. NY	37,173	235,677
United Financial Bancorp, Inc.	8,264	126,191
ViewPoint Financial Group	4,377	51,167
Waterstone Financial, Inc.*	9,453	30,722
Westfield Financial, Inc.	15,012	138,861
WSFS Financial Corp.	2,751	130,507

		9,085,649

Total Financials		129,962,248

Health Care (6.3%)
Biotechnology (1.7%)
Acorda Therapeutics, Inc.*	21,073	574,450
Affymax, Inc.*	9,814	65,263
Alkermes, Inc.*	52,531	645,081
Allos Therapeutics, Inc.*	40,178	185,221
Alnylam Pharmaceuticals, Inc.*	19,687	194,114
AMAG Pharmaceuticals, Inc.*	11,597	209,906
Arena Pharmaceuticals, Inc.*	53,285	91,650

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM SMALL CAP PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2010

	Number of Shares	Value (Note 1)

ARIAD Pharmaceuticals, Inc.*	59,317	$302,517
ArQule, Inc.*	11,342	66,578
Array BioPharma, Inc.*	45,473	135,964
AVEO Pharmaceuticals, Inc.*	10,400	152,048
AVI BioPharma, Inc.*	69,927	148,245
BioCryst Pharmaceuticals, Inc.*	7,159	37,012
BioSante Pharmaceuticals, Inc.*	21,479	35,226
Biospecifics Technologies Corp.*	2,247	57,523
Biotime, Inc.*	15,378	128,099
Celera Corp.*	44,881	282,750
Celldex Therapeutics, Inc.*	20,112	82,861
Cepheid, Inc.*	32,330	735,507
Chelsea Therapeutics International Ltd.*	8,269	62,017
Clinical Data, Inc.*	6,618	105,292
Codexis, Inc.*	12,219	129,521
Cubist Pharmaceuticals, Inc.*	31,312	670,077
Curis, Inc.*	36,134	71,545
Cytokinetics, Inc.*	33,100	69,179
Cytori Therapeutics, Inc.*	37,078	192,435
CytRx Corp.*	22,521	22,746
Dyax Corp.*	62,361	133,453
Dynavax Technologies Corp.*	62,474	199,917
Emergent Biosolutions, Inc.*	10,911	255,972
Enzon Pharmaceuticals, Inc.*	26,707	325,024
Exact Sciences Corp.*	11,293	67,532
Exelixis, Inc.*	59,060	484,883
Genomic Health, Inc.*	9,951	212,852
Geron Corp.*	53,751	277,893
Halozyme Therapeutics, Inc.*	38,511	305,007
Idenix Pharmaceuticals, Inc.*	25,803	130,047
Immunogen, Inc.*	34,490	319,377
Immunomedics, Inc.*	42,993	153,915
Incyte Corp.*	47,892	793,091
Infinity Pharmaceuticals, Inc.*	9,451	56,044
Inhibitex, Inc.*	11,205	29,133
Inovio Pharmaceuticals, Inc.*	17,600	20,240
InterMune, Inc.*	24,827	903,703
Ironwood Pharmaceuticals, Inc.*	9,714	100,540
Isis Pharmaceuticals, Inc.*	48,619	492,024
Keryx Biopharmaceuticals, Inc.*	34,211	156,686
Lexicon Pharmaceuticals, Inc.*	96,070	138,341
Ligand Pharmaceuticals, Inc., Class B*	11,241	100,270
MannKind Corp.*	35,995	290,120
Martek Biosciences Corp.*	17,648	552,382
Maxygen, Inc.	27,375	107,584
Medivation, Inc.*	19,189	291,097
Metabolix, Inc.*	14,045	170,928
Micromet, Inc.*	46,753	379,634
Momenta Pharmaceuticals, Inc.*	22,060	330,238
Nabi Biopharmaceuticals*	33,071	191,481
Nanosphere, Inc.*	10,363	45,183
Neuralstem, Inc.*	8,876	18,817
Neurocrine Biosciences, Inc.*	33,565	256,437

	Number of Shares	Value (Note 1)

NeurogesX, Inc.*	2,999	$19,074
Novavax, Inc.*	61,944	150,524
NPS Pharmaceuticals, Inc.*	34,967	276,239
Nymox Pharmaceutical Corp.*	3,069	21,606
Omeros Corp.*	15,557	128,190
Onyx Pharmaceuticals, Inc.*	34,642	1,277,251
Opko Health, Inc.*	45,715	167,774
Orexigen Therapeutics, Inc.*	18,533	149,747
Osiris Therapeutics, Inc.*	14,346	111,755
PDL BioPharma, Inc.	66,399	413,666
Peregrine Pharmaceuticals, Inc.*	10,243	23,559
Pharmacyclics, Inc.*	22,174	134,818
Pharmasset, Inc.*	15,423	669,512
Progenics Pharmaceuticals, Inc.*	28,813	157,319
Rigel Pharmaceuticals, Inc.*	24,771	186,526
Sangamo BioSciences, Inc.*	35,763	237,466
Savient Pharmaceuticals, Inc.*	35,592	396,495
Sciclone Pharmaceuticals, Inc.*	43,274	180,885
Seattle Genetics, Inc.*	44,889	671,091
SIGA Technologies, Inc.*	17,859	250,026
Spectrum Pharmaceuticals, Inc.*	29,052	199,587
StemCells, Inc.*	55,668	60,121
Synta Pharmaceuticals Corp.*	28,363	173,582
Targacept, Inc.*	12,564	332,946
Theravance, Inc.*	34,398	862,358
Vanda Pharmaceuticals, Inc.*	19,941	188,642
Vical, Inc.*	48,512	97,994
Zalicus, Inc.*	12,514	19,772
ZIOPHARM Oncology, Inc.*	15,322	71,400

		21,372,597

Health Care Equipment & Supplies (1.6%)
Abaxis, Inc.*	11,554	310,225
ABIOMED, Inc.*	16,729	160,766
Accuray, Inc.*	26,883	181,460
Align Technology, Inc.*	32,632	637,629
Alimera Sciences, Inc.*	8,740	90,721
Alphatec Holdings, Inc.*	41,323	111,572
American Medical Systems Holdings, Inc.*	40,166	757,531
Analogic Corp.	7,078	350,432
AngioDynamics, Inc.*	11,747	180,551
Antares Pharma, Inc.*	13,279	22,574
ArthroCare Corp.*	14,195	440,897
Atrion Corp.	870	156,130
Cantel Medical Corp.	6,743	157,786
Cerus Corp.*	8,654	21,289
Conceptus, Inc.*	14,779	203,950
CONMED Corp.*	14,404	380,698
CryoLife, Inc.*	24,085	130,541
Cutera, Inc.*	4,529	37,545
Cyberonics, Inc.*	14,886	461,764
Cynosure, Inc., Class A*	11,673	119,415
Delcath Systems, Inc.*	21,442	210,132
DexCom, Inc.*	29,007	395,946
DynaVox, Inc., Class A*	15,430	79,156
Endologix, Inc.*	22,268	159,216
Exactech, Inc.*	5,521	103,905

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM SMALL CAP PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2010

	Number of Shares	Value (Note 1)

Greatbatch, Inc.*	11,574	$279,512
Haemonetics Corp.*	13,330	842,189
Hansen Medical, Inc.*	7,913	11,632
HeartWare International, Inc.*	4,907	429,706
ICU Medical, Inc.*	6,455	235,607
Immucor, Inc.*	36,893	731,588
Insulet Corp.*	20,346	315,363
Integra LifeSciences Holdings Corp.*	11,028	521,624
Invacare Corp.	15,341	462,685
IRIS International, Inc.*	10,886	111,364
Kensey Nash Corp.*	5,367	149,364
MAKO Surgical Corp.*	13,675	208,134
Masimo Corp.	27,024	785,588
Medical Action Industries, Inc.*	12,571	120,430
MELA Sciences, Inc.*	19,602	65,667
Meridian Bioscience, Inc.	21,717	502,966
Merit Medical Systems, Inc.*	15,030	237,925
Natus Medical, Inc.*	13,776	195,344
Neogen Corp.*	11,937	489,775
NuVasive, Inc.*	21,261	545,345
NxStage Medical, Inc.*	13,794	343,195
OraSure Technologies, Inc.*	27,375	157,406
Orthofix International N.V.*	9,492	275,268
Orthovita, Inc.*	33,053	66,437
Palomar Medical Technologies, Inc.*	12,961	184,176
Quidel Corp.*	9,722	140,483
Rochester Medical Corp.*	5,383	58,782
RTI Biologics, Inc.*	34,791	92,892
Sirona Dental Systems, Inc.*	17,527	732,278
Solta Medical, Inc.*	12,028	36,685
SonoSite, Inc.*	7,413	234,251
Spectranetics Corp.*	28,609	147,622
St. Jude Medical, Inc.*	1	43
STAAR Surgical Co.*	22,453	136,963
Stereotaxis, Inc.*	34,593	132,491
STERIS Corp.	31,468	1,147,323
SurModics, Inc.*	11,668	138,499
Symmetry Medical, Inc.*	18,903	174,853
Syneron Medical Ltd.*	18,802	191,592
Synovis Life Technologies, Inc.*	9,461	152,417
TomoTherapy, Inc.*	13,797	49,807
Unilife Corp.*	26,345	139,629
Vascular Solutions, Inc.*	8,513	99,772
Volcano Corp.*	27,290	745,290
West Pharmaceutical Services, Inc.	17,345	714,614
Wright Medical Group, Inc.*	21,530	334,361
Young Innovations, Inc.	3,122	99,935
Zoll Medical Corp.*	10,754	400,371

		20,231,074

Health Care Providers & Services (1.5%)
Accretive Health, Inc.*	5,400	87,750
Air Methods Corp.*	5,620	316,237
Alliance HealthCare Services, Inc.*	21,433	90,876

	Number of Shares	Value (Note 1)

Allied Healthcare International, Inc.*	23,954	$60,125
Almost Family, Inc.*	5,861	225,180
Amedisys, Inc.*	14,670	491,445
America Service Group, Inc.	5,309	80,378
American Dental Partners, Inc.*	12,722	171,874
AMERIGROUP Corp.*	28,563	1,254,487
AMN Healthcare Services, Inc.*	23,609	144,959
Amsurg Corp.*	15,225	318,964
Assisted Living Concepts, Inc., Class A*	5,866	190,821
Bio-Reference Labs, Inc.*	11,858	263,010
BioScrip, Inc.*	10,022	52,415
Capital Senior Living Corp.*	12,064	80,829
CardioNet, Inc.*	18,986	88,855
Catalyst Health Solutions, Inc.*	20,906	971,920
Centene Corp.*	25,602	648,755
Chemed Corp.	12,214	775,711
Chindex International, Inc.*	3,533	58,259
Continucare Corp.*	22,668	106,086
Corvel Corp.*	3,910	189,049
Cross Country Healthcare, Inc.*	7,913	67,023
Emeritus Corp.*	10,733	211,547
Ensign Group, Inc.	6,640	165,137
Five Star Quality Care, Inc.*	9,654	68,254
Genoptix, Inc.*	7,769	147,766
Gentiva Health Services, Inc.*	14,682	390,541
Hanger Orthopedic Group, Inc.*	13,928	295,134
HealthSouth Corp.*	52,037	1,077,686
Healthspring, Inc.*	30,914	820,148
Healthways, Inc.*	18,833	210,176
HMS Holdings Corp.*	15,019	972,781
IPC The Hospitalist Co., Inc.*	7,665	299,012
Kindred Healthcare, Inc.*	21,406	393,228
Landauer, Inc.	5,169	309,985
LCA-Vision, Inc.*	5,186	29,820
LHC Group, Inc.*	8,327	249,810
Magellan Health Services, Inc.*	17,993	850,709
MedCath Corp.*	12,423	173,301
Metropolitan Health Networks, Inc.*	26,554	118,696
Molina Healthcare, Inc.*	8,072	224,805
MWI Veterinary Supply, Inc.*	6,554	413,885
National Healthcare Corp.	5,016	232,090
National Research Corp.	2,546	87,201
Owens & Minor, Inc.#	33,607	989,054
PDI, Inc.*	3,359	35,404
PharMerica Corp.*	16,592	189,978
Providence Service Corp.*	8,058	129,492
PSS World Medical, Inc.*	30,550	690,430
RehabCare Group, Inc.*	13,752	325,922
Rural/Metro Corp.*	14,194	206,949
Select Medical Holdings Corp.*	26,352	192,633
Skilled Healthcare Group, Inc., Class A*	16,253	145,952

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM SMALL CAP PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2010

	Number of Shares	Value (Note 1)

Sun Healthcare Group, Inc.*	13,665	$172,999
Sunrise Senior Living, Inc.*	13,135	71,586
Team Health Holdings, Inc.*	8,997	139,813
Triple-S Management Corp., Class B*	11,402	217,550
U.S. Physical Therapy, Inc.*	7,224	143,180
Universal American Corp.	17,359	354,992
WellCare Health Plans, Inc.*	22,255	672,546

		19,155,200

Health Care Technology (0.3%)
athenahealth, Inc.*	18,271	748,746
Computer Programs & Systems, Inc.	4,709	220,570
MedAssets, Inc.*	22,979	463,946
Medidata Solutions, Inc.*	11,002	262,728
MedQuist, Inc.	9,062	78,386
Merge Healthcare, Inc.*	39,100	145,843
Omnicell, Inc.*	15,857	229,134
Quality Systems, Inc.	11,093	774,513
Transcend Services, Inc.*	4,353	85,275
Vital Images, Inc.*	8,290	115,894

		3,125,035

Life Sciences Tools & Services (0.4%)
Accelrys, Inc.*	40,264	334,191
Affymetrix, Inc.*	30,985	155,855
Albany Molecular Research, Inc.*	16,821	94,534
Bruker Corp.*	37,804	627,546
Caliper Life Sciences, Inc.*	30,738	194,879
Cambrex Corp.*	11,677	60,370
Dionex Corp.*	9,335	1,101,623
Enzo Biochem, Inc.*	24,017	126,810
eResearchTechnology, Inc.*	24,276	178,429
Kendle International, Inc.*	4,090	44,540
Luminex Corp.*	20,960	383,149
PAREXEL International Corp.*	31,085	659,935
Pure Bioscience*	7,415	16,461
Sequenom, Inc.*	36,655	293,973

		4,272,295

Pharmaceuticals (0.8%)
Acura Pharmaceuticals, Inc.*	20,675	68,434
Akorn, Inc.*	46,095	279,797
Alexza Pharmaceuticals, Inc.*	12,223	15,279
Ardea Biosciences, Inc.*	6,717	174,642
Auxilium Pharmaceuticals, Inc.*	23,280	491,208
AVANIR Pharmaceuticals, Inc., Class A*	34,082	139,055
Biodel, Inc.*	7,101	12,995
BioMimetic Therapeutics, Inc.*	3,478	44,171
BMP Sunstone Corp.*	18,180	180,164
Cadence Pharmaceuticals, Inc.*	13,192	99,600
Caraco Pharmaceutical Laboratories Ltd.*	11,502	52,219
Corcept Therapeutics, Inc.*	21,700	83,762

	Number of Shares	Value (Note 1)

Cornerstone Therapeutics, Inc.*	6,370	$36,882
Cumberland Pharmaceuticals, Inc.*	5,399	32,340
Cypress Bioscience, Inc.*	24,583	159,298
Depomed, Inc.*	13,746	87,425
Durect Corp.*	25,128	86,692
Eurand N.V.*	13,166	155,754
Hi-Tech Pharmacal Co., Inc.*	5,229	130,464
Impax Laboratories, Inc.*	33,485	673,383
Inspire Pharmaceuticals, Inc.*	29,391	246,884
Jazz Pharmaceuticals, Inc.*	5,099	100,348
Lannett Co., Inc.*	8,599	48,068
MAP Pharmaceuticals, Inc.*	3,468	58,054
Medicines Co.*	29,552	417,570
Medicis Pharmaceutical Corp., Class A	33,438	895,804
Nektar Therapeutics*	52,153	670,166
Neostem, Inc.*	5,196	7,326
Obagi Medical Products, Inc.*	7,908	91,337
Optimer Pharmaceuticals, Inc.*	15,092	170,690
Pain Therapeutics, Inc.*	16,270	109,822
Par Pharmaceutical Cos., Inc.*	19,466	749,636
Pozen, Inc.*	13,708	91,158
Questcor Pharmaceuticals, Inc.*	27,703	408,065
Salix Pharmaceuticals Ltd.*	30,921	1,452,050
Santarus, Inc.*	47,900	156,633
Somaxon Pharmaceuticals, Inc.*	6,503	20,484
Sucampo Pharmaceuticals, Inc., Class A*	30,128	115,691
SuperGen, Inc.*	26,817	70,261
ViroPharma, Inc.*	42,321	733,000
Vivus, Inc.*	43,902	411,362
XenoPort, Inc.*	22,985	195,832

		10,223,805

Total Health Care		78,380,006

Industrials (8.1%)
Aerospace & Defense (0.9%)
AAR Corp.*	21,187	582,007
Aerovironment, Inc.*	8,754	234,870
American Science & Engineering, Inc.	4,519	385,154
Applied Energetics, Inc.*	80,992	68,916
Applied Signal Technology, Inc.	7,884	298,725
Astronics Corp.*	6,440	135,240
Ceradyne, Inc.*	14,036	442,555
Cubic Corp.	8,379	395,070
Curtiss-Wright Corp.	23,864	792,285
DigitalGlobe, Inc.*	14,348	454,975
Ducommun, Inc.	5,698	124,102
Esterline Technologies Corp.*	16,101	1,104,368
GenCorp, Inc.*	16,794	86,825
GeoEye, Inc.*	11,888	503,932
Global Defense Technology & Systems, Inc.*	5,597	94,365
HEICO Corp.	16,251	829,289

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM SMALL CAP PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2010

	Number of Shares	Value (Note 1)

Herley Industries, Inc.*	7,163	$124,063
Hexcel Corp.*	51,659	934,511
Kratos Defense & Security Solutions, Inc.*	11,136	146,661
Ladish Co., Inc.*	8,269	401,956
LMI Aerospace, Inc.*	6,422	102,688
Moog, Inc., Class A*	25,051	997,030
National Presto Industries, Inc.	2,557	332,436
Orbital Sciences Corp.*	31,737	543,655
Taser International, Inc.*	31,399	147,575
Teledyne Technologies, Inc.*	18,963	833,803
Triumph Group, Inc.	9,224	824,718

		11,921,774

Air Freight & Logistics (0.2%)
Air Transport Services Group, Inc.*	29,217	230,814
Atlas Air Worldwide Holdings, Inc.*	13,598	759,176
Dynamex, Inc.*	2,433	60,241
Forward Air Corp.	15,234	432,341
Hub Group, Inc., Class A*	20,398	716,786
Pacer International, Inc.*	17,550	120,042
Park-Ohio Holdings Corp.*	7,500	156,825

		2,476,225

Airlines (0.4%)
AirTran Holdings, Inc.*	74,744	552,358
Alaska Air Group, Inc.*	19,367	1,097,915
Allegiant Travel Co.	7,601	374,273
Hawaiian Holdings, Inc.*	23,713	185,910
JetBlue Airways Corp.*	134,578	889,561
Pinnacle Airlines Corp.*	5,621	44,406
Republic Airways Holdings, Inc.*	8,218	60,156
SkyWest, Inc.	29,516	461,040
U.S. Airways Group, Inc.*	87,533	876,205

		4,541,824

Building Products (0.3%)
A.O. Smith Corp.	19,290	734,563
AAON, Inc.	6,264	176,708
American Woodmark Corp.	6,913	169,645
Ameron International Corp.	4,910	374,977
Apogee Enterprises, Inc.	13,497	181,805
Builders FirstSource, Inc.*	11,336	22,332
Gibraltar Industries, Inc.*	16,124	218,803
Griffon Corp.*	23,442	298,651
Insteel Industries, Inc.	9,753	121,815
NCI Building Systems, Inc.*	10,659	149,119
PGT, Inc.*	23,500	57,575
Quanex Building Products Corp.	19,546	370,788
Simpson Manufacturing Co., Inc.	21,674	669,943
Trex Co., Inc.*	9,966	238,785
Universal Forest Products, Inc.	9,557	371,767

		4,157,276

Commercial Services & Supplies (1.2%)
ABM Industries, Inc.	27,623	726,485

	Number of Shares	Value (Note 1)

ACCO Brands Corp.*	27,693	$235,944
American Reprographics Co.*	17,761	134,806
APAC Customer Services, Inc.*	30,461	184,898
Brink’s Co.	25,059	673,586
Casella Waste Systems, Inc., Class A*	28,406	201,399
Cenveo, Inc.*	26,215	139,988
Clean Harbors, Inc.*	12,514	1,052,177
CompX International, Inc.	5,100	58,650
Consolidated Graphics, Inc.*	4,204	203,600
Courier Corp.	7,623	118,309
Deluxe Corp.	27,377	630,219
EnergySolutions, Inc.	46,544	259,250
EnerNOC, Inc.*	10,337	247,158
Ennis, Inc.	12,578	215,084
Fuel Tech, Inc.*	12,239	118,841
G&K Services, Inc., Class A	9,047	279,643
GEO Group, Inc.*	34,678	855,159
Healthcare Services Group, Inc.	34,434	560,241
Herman Miller, Inc.	30,176	763,453
HNI Corp.	24,164	753,917
Innerworkings, Inc.*	18,299	119,858
Interface, Inc., Class A	27,868	436,134
Kimball International, Inc., Class B	17,643	121,737
Knoll, Inc.	23,808	398,308
M&F Worldwide Corp.*	4,751	109,748
McGrath RentCorp	13,040	341,909
Metalico, Inc.*	20,985	123,392
Mine Safety Appliances Co.	14,269	444,194
Mobile Mini, Inc.*	19,449	382,951
Multi-Color Corp.	9,309	181,153
Rollins, Inc.	34,782	686,944
Schawk, Inc.	7,524	154,844
Standard Parking Corp.*	4,494	84,892
Standard Register Co.	5,250	17,902
Steelcase, Inc., Class A	41,925	443,147
Sykes Enterprises, Inc.*	20,161	408,462
Team, Inc.*	9,841	238,152
Tetra Tech, Inc.#*	32,198	806,882
U.S. Ecology, Inc.	7,695	133,739
UniFirst Corp.	7,486	412,104
United Stationers, Inc.*	12,656	807,579
Viad Corp.	9,910	252,408

		15,519,246

Construction & Engineering (0.4%)
Argan, Inc.*	10,773	99,866
Comfort Systems USA, Inc.	17,932	236,164
Dycom Industries, Inc.*	21,570	318,157
EMCOR Group, Inc.*	35,962	1,042,179
Furmanite Corp.*	27,140	187,537
Granite Construction, Inc.	17,841	489,379
Great Lakes Dredge & Dock Corp.	29,169	214,976
Insituform Technologies, Inc., Class A*	20,628	546,848
Layne Christensen Co.*	10,858	373,732
MasTec, Inc.*	28,250	412,167

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM SMALL CAP PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2010

	Number of Shares	Value (Note 1)

Michael Baker Corp.*	3,701	$115,101
MYR Group, Inc.*	10,760	225,960
Northwest Pipe Co.*	5,803	139,446
Orion Marine Group, Inc.*	12,720	147,552
Pike Electric Corp.*	11,696	100,352
Primoris Services Corp.	4,338	41,385
Sterling Construction Co., Inc.*	10,767	140,402
Tutor Perini Corp.	14,711	314,963

		5,146,166

Electrical Equipment (1.1%)
A123 Systems, Inc.*	38,152	363,970
Acuity Brands, Inc.	23,622	1,362,281
Advanced Battery Technologies, Inc.*	35,812	137,876
American Superconductor Corp.*	24,772	708,231
AZZ, Inc.	6,762	270,548
Baldor Electric Co.	25,385	1,600,270
Belden, Inc.	25,471	937,842
Brady Corp., Class A	25,489	831,196
Broadwind Energy, Inc.*	57,530	132,894
Capstone Turbine Corp.*	140,522	134,873
Coleman Cable, Inc.*	15,900	99,852
Encore Wire Corp.	9,807	245,959
Ener1, Inc.*	34,692	131,483
EnerSys*	25,312	813,021
Franklin Electric Co., Inc.	12,251	476,809
FuelCell Energy, Inc.*	81,490	188,242
Generac Holdings, Inc.*	9,592	155,103
GrafTech International Ltd.*	65,243	1,294,421
Hoku Corp.*	21,500	56,760
II-VI, Inc.*	13,569	629,059
LaBarge, Inc.*	7,356	115,563
LSI Industries, Inc.	6,154	52,063
Polypore International, Inc.*	12,092	492,507
Powell Industries, Inc.*	3,726	122,511
PowerSecure International, Inc.*	11,265	87,642
Preformed Line Products Co.	750	43,894
SatCon Technology Corp.*	44,818	201,681
UQM Technologies, Inc.*	29,837	68,327
Vicor Corp.	11,947	195,931
Woodward Governor Co.	33,056	1,241,583

		13,192,392

Industrial Conglomerates (0.1%)
Raven Industries, Inc.	9,035	430,879
Seaboard Corp.	129	256,839
Standex International Corp.	7,138	213,498
Tredegar Corp.	13,573	263,045
United Capital Corp.*	3,297	107,152

		1,271,413

Machinery (1.7%)
3D Systems Corp.*	9,215	290,180
Actuant Corp., Class A	36,160	962,579
Alamo Group, Inc.	5,216	145,109
Albany International Corp., Class A	13,568	321,426
Altra Holdings, Inc.*	13,788	273,830

	Number of Shares	Value (Note 1)

American Railcar Industries, Inc.*	8,101	$179,275
Ampco-Pittsburgh Corp.	2,108	59,129
ArvinMeritor, Inc.*	51,966	1,066,342
Astec Industries, Inc.*	10,464	339,138
Badger Meter, Inc.	7,989	353,274
Barnes Group, Inc.	24,636	509,226
Blount International, Inc.*	25,118	395,860
Briggs & Stratton Corp.	25,690	505,836
Cascade Corp.	4,999	236,353
Chart Industries, Inc.*	15,791	533,420
CIRCOR International, Inc.	9,545	403,563
CLARCOR, Inc.	27,336	1,172,441
Colfax Corp.*	10,059	185,186
Columbus McKinnon Corp.*	9,502	193,081
Commercial Vehicle Group, Inc.*	13,471	218,904
Douglas Dynamics, Inc.	9,672	146,531
Dynamic Materials Corp.	9,632	217,394
Energy Recovery, Inc.*	22,695	83,064
EnPro Industries, Inc.*	10,238	425,491
ESCO Technologies, Inc.	14,098	533,468
Federal Signal Corp.	34,278	235,147
Flow International Corp.*	14,322	58,577
Force Protection, Inc.*	34,842	191,979
FreightCar America, Inc.	6,609	191,265
Gorman-Rupp Co.	6,122	197,863
Graham Corp.	9,066	181,320
Greenbrier Cos., Inc.*	9,074	190,463
John Bean Technologies Corp.	13,262	266,964
Kadant, Inc.*	6,316	148,868
Kaydon Corp.	18,094	736,788
L.B. Foster Co., Class A*	5,722	234,259
Lindsay Corp.	6,853	407,274
Lydall, Inc.*	15,076	121,362
Met-Pro Corp.	9,776	115,455
Middleby Corp.*	8,986	758,598
Miller Industries, Inc.	7,931	112,858
Mueller Industries, Inc.	19,770	646,479
Mueller Water Products, Inc., Class A	81,173	338,491
NACCO Industries, Inc., Class A	2,840	307,771
Nordson Corp.	18,789	1,726,333
Omega Flex, Inc.*	3,100	51,274
PMFG, Inc.*	7,731	126,788
RBC Bearings, Inc.*	10,975	428,903
Robbins & Myers, Inc.	14,277	510,831
Sauer-Danfoss, Inc.*	3,343	94,440
Sun Hydraulics Corp.	6,201	234,398
Tecumseh Products Co., Class A*	8,382	109,385
Tennant Co.	9,884	379,644
Titan International, Inc.	18,973	370,732
Trimas Corp.*	10,197	208,631
Twin Disc, Inc.	8,094	241,687
Wabash National Corp.*	30,978	367,089
Watts Water Technologies, Inc., Class A	16,155	591,112
Xerium Technologies, Inc.*	8,643	137,856

		20,770,984

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM SMALL CAP PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2010

	Number of Shares	Value (Note 1)

Marine (0.1%)
Baltic Trading Ltd.	11,093	$113,259
Eagle Bulk Shipping, Inc.*	28,548	142,169
Excel Maritime Carriers Ltd.*	25,411	143,064
Genco Shipping & Trading Ltd.*	15,043	216,619
Horizon Lines, Inc., Class A	32,369	141,452
International Shipholding Corp.	4,499	114,275
Ultrapetrol Bahamas Ltd.*	17,641	113,432

		984,270

Professional Services (0.6%)
Acacia Research Corp.—Acacia Technologies*	18,609	482,717
Administaff, Inc.	11,677	342,136
Advisory Board Co.*	8,498	404,760
Barrett Business Services, Inc.	5,686	88,417
CBIZ, Inc.*	23,249	145,074
CDI Corp.	6,899	128,252
Corporate Executive Board Co.	18,203	683,523
CoStar Group, Inc.*	11,358	653,767
CRA International, Inc.*	7,912	186,011
Dolan Co.*	14,348	199,724
Exponent, Inc.*	6,725	252,389
Franklin Covey Co.*	13,707	117,743
GP Strategies Corp.*	10,169	104,131
Heidrick & Struggles International, Inc.	8,129	232,896
Hill International, Inc.*	22,290	144,216
Hudson Highland Group, Inc.*	25,009	145,802
Huron Consulting Group, Inc.*	12,129	320,812
ICF International, Inc.*	9,095	233,923
Kelly Services, Inc., Class A*	12,515	235,282
Kforce, Inc.*	16,220	262,440
Korn/Ferry International*	25,460	588,381
LECG Corp.*	38,436	53,042
Mistras Group, Inc.*	7,390	99,617
Navigant Consulting, Inc.*	24,660	226,872
On Assignment, Inc.*	9,196	74,947
Resources Connection, Inc.	25,200	468,468
School Specialty, Inc.*	8,502	118,433
SFN Group, Inc.*	28,648	279,605
TrueBlue, Inc.*	22,728	408,877
Volt Information Sciences, Inc.*	8,211	71,025
VSE Corp.	3,655	120,688

		7,873,970

Road & Rail (0.6%)
Amerco, Inc.*	4,825	463,393
Arkansas Best Corp.	13,908	381,357
Avis Budget Group, Inc.*	56,704	882,314
Celadon Group, Inc.*	11,140	164,761
Dollar Thrifty Automotive Group, Inc.*	15,530	733,948
Genesee & Wyoming, Inc., Class A*	20,964	1,110,044
Heartland Express, Inc.	26,366	422,383

	Number of Shares	Value (Note 1)

Knight Transportation, Inc.	31,929	$606,651
Marten Transport Ltd.	8,064	172,408
Old Dominion Freight Line, Inc.*	22,449	718,144
P.A.M. Transportation Services, Inc.*	4,700	52,734
Patriot Transportation Holding, Inc.*	169	15,710
Quality Distribution, Inc.*	14,200	129,078
RailAmerica, Inc.*	11,361	147,125
Roadrunner Transportation Systems, Inc.*	8,517	123,156
Saia, Inc.*	8,543	141,728
Universal Truckload Services, Inc.*	9,038	143,885
USA Truck, Inc.*	5,655	74,816
Werner Enterprises, Inc.	22,811	515,529

		6,999,164

Trading Companies & Distributors (0.5%)
Aceto Corp.	17,745	159,705
Aircastle Ltd.	26,586	277,824
Applied Industrial Technologies, Inc.	23,320	757,434
Beacon Roofing Supply, Inc.*	23,399	418,140
BlueLinx Holdings, Inc.*	23,471	85,904
CAI International, Inc.*	6,884	134,926
DXP Enterprises, Inc.*	2,336	56,064
H&E Equipment Services, Inc.*	17,284	199,976
Houston Wire & Cable Co.	10,206	137,169
Interline Brands, Inc.*	17,550	399,613
Kaman Corp.	13,715	398,695
Lawson Products, Inc.	4,538	112,951
RSC Holdings, Inc.*	25,929	252,548
Rush Enterprises, Inc., Class A*	16,361	334,419
TAL International Group, Inc.	9,135	281,997
Textainer Group Holdings Ltd.	5,652	161,025
Titan Machinery, Inc.*	7,664	147,915
United Rentals, Inc.*	31,786	723,132
Watsco, Inc.	14,770	931,692

		5,971,129

Total Industrials		100,825,833

Information Technology (9.4%)
Communications Equipment (1.5%)
Acme Packet, Inc.*	24,079	1,280,040
ADTRAN, Inc.	34,316	1,242,582
Anaren, Inc.*	7,148	149,036
Arris Group, Inc.*	70,026	785,692
Aruba Networks, Inc.*	40,484	845,306
Aviat Networks, Inc.*	15,802	80,116
Bel Fuse, Inc., Class B	2,505	59,869
BigBand Networks, Inc.*	31,264	87,539
Black Box Corp.	9,730	372,562
Blue Coat Systems, Inc.*	22,193	662,905
Calix, Inc.*	9,065	153,198
Comtech Telecommunications Corp.	14,955	414,702

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM SMALL CAP PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2010

	Number of Shares	Value (Note 1)

DG FastChannel, Inc.*	13,081	$377,779
Digi International, Inc.*	19,224	213,386
EMS Technologies, Inc.*	9,505	188,009
Emulex Corp.*	42,166	491,656
Extreme Networks, Inc.*	35,060	108,335
Finisar Corp.*	39,509	1,173,022
Globecomm Systems, Inc.*	12,383	123,830
Harmonic, Inc.*	51,675	442,855
Infinera Corp.*	46,964	485,138
InterDigital, Inc.*	23,854	993,281
Ixia*	15,318	257,036
KVH Industries, Inc.*	7,755	92,672
Loral Space & Communications, Inc.*	5,520	422,280
Meru Networks, Inc.*	6,297	97,100
NETGEAR, Inc.*	18,328	617,287
Network Engines, Inc.*	35,104	53,358
Network Equipment Technologies, Inc.*	23,874	110,537
Occam Networks, Inc.*	16,895	146,480
Oclaro, Inc.*	25,907	340,677
Oplink Communications, Inc.*	10,105	186,639
Opnext, Inc.*	45,797	80,603
PC-Tel, Inc.*	12,128	72,768
Plantronics, Inc.	25,577	951,976
Powerwave Technologies, Inc.*	76,638	194,660
Riverbed Technology, Inc.*	69,640	2,449,239
SeaChange International, Inc.*	16,289	139,271
ShoreTel, Inc.*	11,103	86,714
Sonus Networks, Inc.*	105,086	280,580
Sycamore Networks, Inc.	10,830	222,990
Symmetricom, Inc.*	20,078	142,353
Tekelec*	37,770	449,841
UTStarcom, Inc.*	80,194	165,200
ViaSat, Inc.*	18,279	811,770

		19,102,869

Computers & Peripherals (0.4%)
Avid Technology, Inc.*	13,636	238,085
Compellent Technologies, Inc.*	12,751	351,800
Cray, Inc.*	20,434	146,103
Electronics for Imaging, Inc.*	22,963	328,601
Hutchinson Technology, Inc.*	23,042	85,486
Hypercom Corp.*	28,812	241,156
Imation Corp.*	17,666	182,136
Immersion Corp.*	20,284	136,106
Intermec, Inc.*	29,073	368,064
Intevac, Inc.*	9,987	139,918
Novatel Wireless, Inc.*	15,635	149,314
Presstek, Inc.*	5,488	12,183
Quantum Corp.*	120,144	446,936
Rimage Corp.*	7,134	106,368
Silicon Graphics International Corp.*	13,666	123,404
STEC, Inc.*	21,313	376,174
Stratasys, Inc.*	10,980	358,387
Super Micro Computer, Inc.*	12,107	139,715
Synaptics, Inc.*	17,598	517,029
Xyratex Ltd.*	15,890	259,166

		4,706,131

	Number of Shares	Value (Note 1)

Electronic Equipment, Instruments & Components (1.2%)
Agilysys, Inc.*	18,681	$105,174
Anixter International, Inc.	15,256	911,241
Benchmark Electronics, Inc.*	33,729	612,519
Brightpoint, Inc.*	36,770	321,002
Checkpoint Systems, Inc.*	20,150	414,082
Cognex Corp.	20,880	614,290
Coherent, Inc.*	13,503	609,525
Comverge, Inc.*	7,802	53,912
CPI International, Inc.*	6,161	119,215
CTS Corp.	18,207	201,369
Daktronics, Inc.	18,622	296,462
DDi Corp.	3,936	46,287
DTS, Inc.*	9,350	458,617
Echelon Corp.*	9,222	93,972
Electro Rent Corp.	9,642	155,815
Electro Scientific Industries, Inc.*	12,856	206,082
FARO Technologies, Inc.*	8,627	283,311
Gerber Scientific, Inc.*	21,565	169,717
Insight Enterprises, Inc.*	25,355	333,672
IPG Photonics Corp.*	14,328	453,051
L-1 Identity Solutions, Inc.*	40,985	488,131
Littelfuse, Inc.	11,297	531,637
Maxwell Technologies, Inc.*	14,568	275,189
Measurement Specialties, Inc.*	7,040	206,624
Mercury Computer Systems, Inc.*	11,518	211,701
Methode Electronics, Inc.	17,239	223,590
Microvision, Inc.*	59,998	111,596
MTS Systems Corp.	8,321	311,705
Multi-Fineline Electronix, Inc.*	6,795	180,000
Newport Corp.*	18,659	324,107
OSI Systems, Inc.*	8,099	294,480
Park Electrochemical Corp.	10,887	326,610
PC Connection, Inc.*	15,640	138,570
Plexus Corp.*	21,516	665,705
Power-One, Inc.*	34,325	350,115
Pulse Electronics Corp.	29,574	157,334
RadiSys Corp.*	13,731	122,206
Richardson Electronics Ltd.	13,203	154,343
Rofin-Sinar Technologies, Inc.*	16,344	579,231
Rogers Corp.*	8,736	334,152
Sanmina-SCI Corp.*	41,768	479,497
Scansource, Inc.*	14,846	473,587
SMART Modular Technologies (WWH), Inc.*	25,147	144,847
Spectrum Control, Inc.*	9,290	139,257
SYNNEX Corp.*	10,879	339,425
Tessco Technologies, Inc.	1,727	27,546
TTM Technologies, Inc.*	43,553	649,375
Universal Display Corp.*	16,461	504,530
Viasystems Group, Inc.*	4,400	88,616
X-Rite, Inc.*	27,361	125,040
Zygo Corp.*	9,597	117,371

		15,535,432

Internet Software & Services (1.1%)
Ancestry.com, Inc.*	9,635	272,863
Art Technology Group, Inc.*	85,752	512,797

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM SMALL CAP PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2010

	Number of Shares	Value (Note 1)

comScore, Inc.*	12,576	$280,571
Constant Contact, Inc.*	14,948	463,239
DealerTrack Holdings, Inc.*	20,598	413,402
Dice Holdings, Inc.*	11,800	169,330
Digital River, Inc.*	21,864	752,559
EarthLink, Inc.	54,994	472,948
GSI Commerce, Inc.*	34,317	796,154
InfoSpace, Inc.*	20,473	169,926
Internap Network Services Corp.*	22,075	134,216
j2 Global Communications, Inc.*	24,958	722,534
Keynote Systems, Inc.	9,864	144,212
KIT Digital, Inc.*	13,099	210,108
Knot, Inc.*	7,631	75,394
Limelight Networks, Inc.*	27,209	158,084
Liquidity Services, Inc.*	7,546	106,021
LivePerson, Inc.*	24,880	281,144
Local.com Corp.*	5,360	34,786
LogMeIn, Inc.*	7,912	350,818
LoopNet, Inc.*	10,588	117,633
Marchex, Inc., Class B	20,086	191,620
ModusLink Global Solutions, Inc.*	23,296	156,083
Move, Inc.*	77,757	199,836
NIC, Inc.	25,732	249,858
OpenTable, Inc.*	8,340	587,803
Openwave Systems, Inc.*	60,581	128,432
Perficient, Inc.*	10,760	134,500
QuinStreet, Inc.*	7,231	138,908
Rackspace Hosting, Inc.*	53,499	1,680,404
RealNetworks, Inc.*	42,688	179,290
RightNow Technologies, Inc.*	12,455	294,810
Saba Software, Inc.*	16,438	100,601
SAVVIS, Inc.*	20,030	511,166
SPS Commerce, Inc.*	6,600	104,280
Stamps.com, Inc.	9,418	124,789
support.com, Inc.*	25,776	167,028
TechTarget, Inc.*	3,693	29,285
Terremark Worldwide, Inc.*	30,773	398,510
Travelzoo, Inc.*	1,478	60,923
United Online, Inc.	43,847	289,390
ValueClick, Inc.*	44,215	708,766
Vocus, Inc.*	8,737	241,665
Zix Corp.*	42,268	180,484

		13,497,170

IT Services (1.0%)
Acxiom Corp.*	37,013	634,773
CACI International, Inc., Class A*	15,881	848,045
Cardtronics, Inc.*	16,692	295,448
Cass Information Systems, Inc.	4,116	156,161
CIBER, Inc.*	14,541	68,052
Computer Task Group, Inc.*	3,824	41,605
CSG Systems International, Inc.*	18,184	344,405
Echo Global Logistics, Inc.*	8,237	99,173
Euronet Worldwide, Inc.*	26,227	457,399
ExlService Holdings, Inc.*	7,925	170,229
Forrester Research, Inc.	7,949	280,520

	Number of Shares	Value (Note 1)

Global Cash Access Holdings, Inc.*	34,362	$109,615
Hackett Group, Inc.*	22,790	79,993
Heartland Payment Systems, Inc.	20,548	316,850
iGATE Corp.	11,770	231,987
Integral Systems, Inc.*	15,535	153,952
Jack Henry & Associates, Inc.	47,007	1,370,254
Lionbridge Technologies, Inc.*	33,297	122,866
ManTech International Corp., Class A*	11,351	469,137
MAXIMUS, Inc.	9,484	621,961
MoneyGram International, Inc.*	64,123	173,773
NCI, Inc., Class A*	5,022	115,456
Online Resources Corp.*	28,670	133,316
Sapient Corp.	53,896	652,142
SRA International, Inc., Class A*	21,796	445,728
Stream Global Services, Inc.*	11,800	46,610
Syntel, Inc.	7,242	346,095
TeleTech Holdings, Inc.*	15,710	323,469
Tier Technologies, Inc.*	17,731	106,209
TNS, Inc.*	14,638	304,470
Unisys Corp.*	23,080	597,541
VeriFone Systems, Inc.*	47,168	1,818,798
Virtusa Corp.*	8,357	136,721
Wright Express Corp.*	20,606	947,876

		13,020,629

Semiconductors & Semiconductor Equipment (2.0%)
Advanced Analogic Technologies, Inc.*	36,952	148,178
Advanced Energy Industries, Inc.*	19,188	261,724
Alpha & Omega Semiconductor Ltd.*	6,936	88,989
Amkor Technology, Inc.*	56,154	414,978
ANADIGICS, Inc.*	32,787	227,214
Applied Micro Circuits Corp.*	34,703	370,628
ATMI, Inc.*	15,152	302,131
Axcelis Technologies, Inc.*	60,385	208,932
AXT, Inc.*	10,130	105,757
Brooks Automation, Inc.*	31,159	282,612
Cabot Microelectronics Corp.*	12,099	501,504
Cavium Networks, Inc.*	23,288	877,492
CEVA, Inc.*	12,126	248,583
Cirrus Logic, Inc.*	34,426	550,127
Cohu, Inc.	12,593	208,792
Conexant Systems, Inc.*	59,652	97,233
Cymer, Inc.*	15,396	693,898
Diodes, Inc.*	17,347	468,196
DSP Group, Inc.*	6,699	54,530
Energy Conversion Devices, Inc.*	23,384	107,566
Entegris, Inc.*	68,536	511,964
Entropic Communications, Inc.*	33,531	405,054
Evergreen Solar, Inc.*	157,687	91,931
Exar Corp.*	9,571	66,806
FEI Co.*	20,318	536,598
FormFactor, Inc.*	24,215	215,029

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM SMALL CAP PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2010

	Number of Shares	Value (Note 1)

FSI International, Inc.*	26,101	$115,366
GSI Technology, Inc.*	15,751	127,583
GT Solar International, Inc.*	34,164	311,576
Hittite Microwave Corp.*	14,267	870,858
Ikanos Communications, Inc.*	5,705	7,645
Integrated Device Technology, Inc.*	85,261	567,838
Integrated Silicon Solution, Inc.*	15,803	126,898
IXYS Corp.*	13,369	155,348
Kopin Corp.*	16,812	69,938
Kulicke & Soffa Industries, Inc.*	34,258	246,658
Lattice Semiconductor Corp.*	59,569	360,988
LTX-Credence Corp.*	25,603	189,462
Mattson Technology, Inc.*	32,863	98,589
MaxLinear, Inc., Class A*	7,057	75,933
Micrel, Inc.	27,596	358,472
Microsemi Corp.*	45,833	1,049,576
Mindspeed Technologies, Inc.*	17,649	107,659
MIPS Technologies, Inc.*	24,067	364,856
MKS Instruments, Inc.*	26,822	656,871
Monolithic Power Systems, Inc.*	17,452	288,307
MoSys, Inc.*	27,225	154,910
Nanometrics, Inc.*	12,484	160,170
Netlogic Microsystems, Inc.*	34,558	1,085,467
NVE Corp.*	2,997	173,316
OmniVision Technologies, Inc.*	29,069	860,733
PDF Solutions, Inc.*	23,094	111,313
Pericom Semiconductor Corp.*	15,221	167,127
Photronics, Inc.*	27,013	159,647
PLX Technology, Inc.*	22,637	81,720
Power Integrations, Inc.	12,519	502,513
RF Micro Devices, Inc.*	145,372	1,068,484
Rubicon Technology, Inc.*	8,285	174,648
Rudolph Technologies, Inc.*	14,687	120,874
Semtech Corp.*	34,228	774,922
Sigma Designs, Inc.*	14,305	202,702
Silicon Image, Inc.*	39,829	292,743
Spansion, Inc., Class A*	8,006	165,724
Standard Microsystems Corp.*	12,241	352,908
Supertex, Inc.*	7,520	181,834
Tessera Technologies, Inc.*	25,516	565,179
Trident Microsystems, Inc.*	69,095	122,989
TriQuint Semiconductor, Inc.*	81,485	952,560
Ultra Clean Holdings, Inc.*	15,379	143,178
Ultratech, Inc.*	13,071	259,851
Veeco Instruments, Inc.*	21,988	944,604
Volterra Semiconductor Corp.*	13,495	312,544
Zoran Corp.*	28,473	250,562

		24,540,089

Software (2.2%)
ACI Worldwide, Inc.*	18,239	490,082
Actuate Corp.*	28,512	162,518
Advent Software, Inc.*	8,230	476,682
American Software, Inc., Class A	6,547	44,323

	Number of Shares	Value (Note 1)

Ariba, Inc.*	49,688	$1,167,171
Aspen Technology, Inc.*	32,591	413,906
Blackbaud, Inc.	24,719	640,222
Blackboard, Inc.*	18,555	766,322
Bottomline Technologies, Inc.*	15,836	343,800
CDC Corp., Class A*	20,838	73,141
CommVault Systems, Inc.*	23,025	658,976
Concur Technologies, Inc.*	21,470	1,114,937
Convio, Inc.*	10,500	86,940
Deltek, Inc.*	13,938	101,190
DemandTec, Inc.*	5,617	60,888
Digimarc Corp.*	5,596	167,936
Ebix, Inc.*	15,029	355,736
Epicor Software Corp.*	24,401	246,450
EPIQ Systems, Inc.	17,484	240,055
ePlus, Inc.*	4,080	96,451
Fair Isaac Corp.	22,972	536,856
FalconStor Software, Inc.*	33,692	112,868
Fortinet, Inc.*	22,258	720,046
Guidance Software, Inc.*	14,300	102,817
Interactive Intelligence, Inc.*	6,790	177,626
JDA Software Group, Inc.*	21,886	612,808
Kenexa Corp.*	10,519	229,209
Lawson Software, Inc.*	76,460	707,255
Magma Design Automation, Inc.*	39,008	195,430
Manhattan Associates, Inc.*	12,108	369,778
Mentor Graphics Corp.*	58,992	707,904
MicroStrategy, Inc., Class A*	4,789	409,316
Monotype Imaging Holdings, Inc.*	11,325	125,708
NetScout Systems, Inc.*	16,013	368,459
NetSuite, Inc.*	10,243	256,075
Opnet Technologies, Inc.	7,767	207,923
Parametric Technology Corp.*	62,908	1,417,317
Pegasystems, Inc.	7,731	283,187
Progress Software Corp.*	23,239	983,474
PROS Holdings, Inc.*	5,144	58,590
QAD, Inc., Class A*	11,229	102,184
QAD, Inc., Class B*	2,806	27,892
QLIK Technologies, Inc.*	7,019	181,160
Quest Software, Inc.*	33,074	917,473
Radiant Systems, Inc.*	16,052	314,138
RealD, Inc.*	7,882	204,301
RealPage, Inc.*	7,692	237,914
Renaissance Learning, Inc.	8,768	103,813
Rosetta Stone, Inc.*	5,408	114,758
S1 Corp.*	24,673	170,244
Smith Micro Software, Inc.*	15,565	244,993
SolarWinds, Inc.*	18,277	351,832
Sonic Solutions, Inc.*	26,678	400,170
Sourcefire, Inc.*	14,435	374,300
SRS Labs, Inc.*	8,474	74,656
SS&C Technologies Holdings, Inc.*	7,965	163,362
SuccessFactors, Inc.*	33,028	956,491
Synchronoss Technologies, Inc.*	11,774	314,484
Take-Two Interactive Software, Inc.*	39,695	485,867
Taleo Corp., Class A*	22,016	608,742

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM SMALL CAP PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2010

	Number of Shares	Value (Note 1)

TeleCommunication Systems, Inc., Class A*	34,218	$159,798
TeleNav, Inc.*	8,800	64,064
THQ, Inc.*	29,039	175,976
TIBCO Software, Inc.*	91,675	1,806,914
TiVo, Inc.*	60,820	524,877
Tyler Technologies, Inc.*	17,340	359,978
Ultimate Software Group, Inc.*	12,822	623,534
VASCO Data Security International, Inc.*	22,184	180,356
VirnetX Holding Corp.	22,009	326,834
Wave Systems Corp., Class A*	45,762	180,302
Websense, Inc.*	22,561	456,860

		27,498,639

Total Information Technology		117,900,959

Materials (2.9%)
Chemicals (1.3%)
A. Schulman, Inc.	17,629	403,528
American Vanguard Corp.	12,634	107,894
Arch Chemicals, Inc.	11,749	445,640
Balchem Corp.	14,713	497,446
Calgon Carbon Corp.*	32,698	494,394
Ferro Corp.*	46,737	684,230
Georgia Gulf Corp.*	17,762	427,354
H.B. Fuller Co.	25,181	516,714
Hawkins, Inc.	4,839	214,852
Innophos Holdings, Inc.	11,306	407,920
KMG Chemicals, Inc.	6,731	111,533
Koppers Holdings, Inc.	10,612	379,697
Kraton Performance Polymers, Inc.*	6,243	193,221
Landec Corp.*	14,211	84,982
LSB Industries, Inc.*	9,179	222,682
Minerals Technologies, Inc.	10,365	677,975
NewMarket Corp.	5,683	701,112
NL Industries, Inc.	11,536	128,742
Olin Corp.	43,469	891,984
OM Group, Inc.*	16,238	625,325
Omnova Solutions, Inc.*	23,190	193,868
PolyOne Corp.*	50,349	628,859
Quaker Chemical Corp.	7,128	297,024
Rockwood Holdings, Inc.*	28,744	1,124,465
Senomyx, Inc.*	11,391	81,218
Sensient Technologies Corp.	27,289	1,002,325
Solutia, Inc.*	65,816	1,519,033
Spartech Corp.*	15,835	148,216
Stepan Co.	4,182	318,961
STR Holdings, Inc.*	14,902	298,040
TPC Group, Inc.*	2,445	74,132
W.R. Grace & Co.*	39,421	1,384,860
Westlake Chemical Corp.	12,648	549,808
Zep, Inc.	10,491	208,561
Zoltek Cos., Inc.*	7,131	82,363

		16,128,958

Construction Materials (0.0%)
Headwaters, Inc.*	14,853	68,027
Texas Industries, Inc.	10,956	501,565
United States Lime & Minerals, Inc.*	698	29,407

		598,999

	Number of Shares	Value (Note 1)

Containers & Packaging (0.3%)
AEP Industries, Inc.*	1,208	$31,348
Boise, Inc.	45,304	359,261
Graham Packaging Co., Inc.*	11,207	146,139
Graphic Packaging Holding Co.*	55,283	215,051
Myers Industries, Inc.	16,872	164,333
Rock-Tenn Co., Class A	22,233	1,199,470
Silgan Holdings, Inc.	29,738	1,064,918

		3,180,520

Metals & Mining (1.0%)
A.M. Castle & Co.*	10,114	186,199
Allied Nevada Gold Corp.*	41,158	1,082,867
AMCOL International Corp.	13,995	433,845
Brush Engineered Materials, Inc.*	9,954	384,623
Capital Gold Corp.*	32,198	163,244
Century Aluminum Co.*	33,430	519,168
Coeur d’Alene Mines Corp.*	46,997	1,283,958
Contango ORE, Inc.*	641	6,730
General Moly, Inc.*	33,940	219,931
Globe Specialty Metals, Inc.	32,141	549,290
Golden Star Resources Ltd.*	134,800	618,732
Haynes International, Inc.	6,196	259,179
Hecla Mining Co.*	136,593	1,538,037
Horsehead Holding Corp.*	27,937	364,298
Jaguar Mining, Inc.*	44,174	314,961
Kaiser Aluminum Corp.	9,183	459,976
Metals USA Holdings Corp.*	7,953	121,204
Molycorp, Inc.*	13,988	698,001
Noranda Aluminum Holding Corp.*	4,168	60,853
Olympic Steel, Inc.	5,619	161,153
RTI International Metals, Inc.*	15,536	419,161
Stillwater Mining Co.*	23,268	496,772
Thompson Creek Metals Co., Inc.*	88,447	1,301,940
U.S. Energy Corp. Wyoming*	23,341	141,913
U.S. Gold Corp.*	43,930	354,515
Universal Stainless & Alloy Products, Inc.*	2,004	62,685
Worthington Industries, Inc.	30,983	570,087

		12,773,322

Paper & Forest Products (0.3%)
Buckeye Technologies, Inc.	19,187	403,119
Clearwater Paper Corp.*	5,886	460,874
Deltic Timber Corp.	6,824	384,464
KapStone Paper and Packaging Corp.*	18,804	287,701
Louisiana-Pacific Corp.*	64,949	614,418
Neenah Paper, Inc.	7,554	148,663
P.H. Glatfelter Co.	21,827	267,817
Schweitzer-Mauduit International, Inc.	10,170	639,896
Verso Paper Corp.*	23,400	80,028
Wausau Paper Corp.	26,929	231,859

		3,518,839

Total Materials		36,200,638

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM SMALL CAP PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2010

	Number of Shares	Value (Note 1)

Telecommunication Services (0.5%)
Diversified Telecommunication Services (0.3%)
AboveNet, Inc.	11,736	$686,087
Alaska Communications Systems Group, Inc.	23,128	256,721
Atlantic Tele-Network, Inc.	2,731	104,706
Cbeyond, Inc.*	12,987	198,441
Cincinnati Bell, Inc.*	121,040	338,912
Cogent Communications Group, Inc.*	28,939	409,197
Consolidated Communications Holdings, Inc.	12,871	248,410
General Communication, Inc., Class A*	24,690	312,575
Global Crossing Ltd.*	14,654	189,330
Globalstar, Inc.*	57,608	83,532
Hughes Communications, Inc.*	4,641	187,682
IDT Corp., Class B	11,281	289,358
Iridium Communications, Inc.*	17,907	147,733
Neutral Tandem, Inc.*	15,497	223,777
PAETEC Holding Corp.*	65,943	246,627
Premiere Global Services, Inc.*	39,429	268,117
Vonage Holdings Corp.*	61,704	138,217

		4,329,422

Wireless Telecommunication Services (0.2%)
FiberTower Corp.*	13,154	58,667
ICO Global Communications Holdings Ltd.*	78,381	117,571
NTELOS Holdings Corp.	17,775	338,614
Shenandoah Telecommunications Co.	11,886	222,625
Syniverse Holdings, Inc.*	36,977	1,140,740
USA Mobility, Inc.	14,462	256,990

		2,135,207

Total Telecommunication Services		6,464,629

Utilities (1.6%)
Electric Utilities (0.7%)
Allete, Inc.	16,892	629,396
Central Vermont Public Service Corp.	8,300	181,438
Cleco Corp.	32,906	1,012,188
El Paso Electric Co.*	22,908	630,657
Empire District Electric Co.	21,094	468,287
IDACORP, Inc.	26,536	981,301
MGE Energy, Inc.	12,259	524,195
Otter Tail Corp.	19,131	431,213
PNM Resources, Inc.	51,384	669,020
Portland General Electric Co.	41,540	901,418
UIL Holdings Corp.	27,534	824,919
UniSource Energy Corp.	20,020	717,517
Unitil Corp.	7,950	180,783

		8,152,332

Gas Utilities (0.6%)
Chesapeake Utilities Corp.	4,708	195,476

	Number of Shares	Value (Note 1)

Laclede Group, Inc.	12,023	$439,320
New Jersey Resources Corp.	21,938	945,747
Nicor, Inc.	24,509	1,223,489
Northwest Natural Gas Co.	14,382	668,332
Piedmont Natural Gas Co., Inc.#	38,589	1,078,948
South Jersey Industries, Inc.	15,935	841,687
Southwest Gas Corp.	25,064	919,097
WGL Holdings, Inc.	27,392	979,812

		7,291,908

Independent Power Producers & Energy Traders (0.0%)
American DG Energy, Inc.*	10,105	27,991
Dynegy, Inc.*	53,809	302,406

		330,397

Multi-Utilities (0.2%)
Avista Corp.	29,783	670,713
Black Hills Corp.	21,349	640,470
CH Energy Group, Inc.	8,599	420,405
NorthWestern Corp.	19,691	567,692

		2,299,280

Water Utilities (0.1%)
American States Water Co.	10,014	345,183
Artesian Resources Corp., Class A	6,237	118,191
Cadiz, Inc.*	8,964	111,512
California Water Service Group	10,553	393,310
Connecticut Water Service, Inc.	2,172	60,555
Consolidated Water Co., Ltd.	9,246	84,786
Middlesex Water Co.	9,130	167,536
SJW Corp.	5,949	157,470
York Water Co.	3,575	61,812

		1,500,355

Total Utilities		19,574,272

Total Common Stocks (50.9%) (Cost $501,812,942)		635,978,204

INVESTMENT COMPANIES:
Investment Companies(0.0%)
Kayne Anderson Energy Development Co.	6,188	111,446
THL Credit, Inc.	9,157	119,132

Total Investment Companies (0.0%) (Cost $194,001)		230,578

	Principal Amount	Value (Note 1)
LONG-TERM DEBT SECURITIES:
Corporate Bond (0.0%)
Financials (0.0%)
Capital Markets (0.0%)
GAMCO Investors, Inc. (Zero Coupon), 12/31/15†	$10,717	10,717

Total Financials		10,717

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM SMALL CAP PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2010

	Principal Amount	Value (Note 1)

Total Corporate Bonds		$10,717

Total Long-Term Debt Securities (0.0%) (Cost $10,717)		10,717

	Number of Shares	Value (Note 1)
SHORT-TERM INVESTMENTS:
Short-Term Investment (45.7%)
BlackRock Liquidity Funds TempFund 0.17%‡	571,354,611	571,354,611

	Principal Amount	Value (Note 1)
Time Deposit (0.2%)
JPMorgan Chase Nassau 0.000%, 1/3/11	$2,649,555	2,649,555

	Principal Amount	Value (Note 1)
Total Short-Term Investments (45.9%) (Cost $574,004,166)		$574,004,166

Total Investments (96.8%) (Cost $1,076,021,826)		1,210,223,665
Other Assets Less Liabilities (3.2%)		39,688,842

Net Assets (100%)		$1,249,912,507

*	Non-income producing.
†	Securities (totaling $28,337 or 0.0% of net assets) at fair value by management.
#	All, or a portion of security held by broker as collateral for financial futures contracts, with a total collateral value of $384,754.
‡	Affiliated company as defined under the Investment Company Act of 1940.
(b)	Illiquid security.

Investments in companies which were affiliates for the year ended December 31, 2010, were as follows:

Securities	Market Value December 31, 2009	Purchases at Cost	Sales at Cost	Market Value December 31, 2010	Dividend Income	Realized Gain (Loss)
BlackRock Liquidity Funds TempFund	$334,787,282	$914,414,413	$677,847,084	$571,354,611	$758,961	$6,553

At December 31, 2010, the Portfolio had the following futures contracts open: (Note 1)

Purchase	Number of Contracts	Expiration Date	Original Value	Value at 12/31/2010	Unrealized Appreciation/ (Depreciation)
Russell 2000 Mini Index	7,833	March-11	$597,407,495	$612,775,590	$15,368,095

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2010:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with rules under the Investment Company Act of 1940. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Common Stocks
Consumer Discretionary	$87,230,549	$—	$17,620	$87,248,169
Consumer Staples	18,795,080	—	—	18,795,080
Energy	40,626,370	—	—	40,626,370
Financials	129,962,248	—	—	129,962,248
Health Care	78,380,006	—	—	78,380,006
Industrials	100,690,593	135,240	—	100,825,833
Information Technology	117,900,959	—	—	117,900,959

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM SMALL CAP PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2010

Investment Type	Level 1 Quoted prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Materials	$36,200,638	$—	$—	$36,200,638
Telecommunication Services	6,464,629	—	—	6,464,629
Utilities	19,574,272	—	—	19,574,272
Corporate Bonds
Financials	—	—	10,717	10,717
Futures	15,368,095	—	—	15,368,095
Investment Companies
Investment Companies	230,578	—	—	230,578
Short-Term Investments	—	574,004,166	—	574,004,166

Total Assets	$651,424,017	$574,139,406	$28,337	$1,225,591,760

Total Liabilities	$—	$—	$—	$—

Total	$651,424,017	$574,139,406	$28,337	$1,225,591,760

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	Investments in Securities-Consumer Discretionary	Investments in Securities-Financials
Balance as of 12/31/09	$—	$—
Total gains or losses (realized/unrealized) included in earnings	(16,177)	—
Purchases, sales, issuances, and settlements (net)	15,124	10,717
Transfers into Level 3	18,673	—
Transfers out of Level 3	—	—
Balance as of 12/31/10	$17,620	$10,717
The amount of total gains or losses for the year included in earnings attributable to the change in unrealized gains or losses relating to assets and liabilities still held at year ending 12/31/10.	$(16,177)	$—

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM SMALL CAP PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2010

Fair Values of Derivative Instruments as of December 31, 2010:

Statement of Assets and Liabilities
Derivatives Not Accounted for as Hedging Instruments^	Asset Derivatives	Fair Value
Interest rate contracts	Receivables, Net Assets - Unrealized appreciation	$—	*
Foreign exchange contracts	Receivables	—
Credit contracts	Receivables	—
Equity contracts	Receivables, Net Assets - Unrealized appreciation	15,368,095	*
Commodity contracts	Receivables	—
Other contracts	Receivables	—

Total		$15,368,095

Liability Derivatives
Interest rate contracts	Payables, Net Assets - Unrealized depreciation	$—	*
Foreign exchange contracts	Payables	—
Credit contracts	Payables	—
Equity contracts	Payables, Net Assets - Unrealized depreciation	—	*
Commodity contracts	Payables	—
Other contracts	Payables	—

Total		$—

*	Includes cumulative appreciation/depreciation of futures contracts as reported in Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2010:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Options	Futures	Forward Currency Contracts	Swaps	Total
Interest rate contracts	$—	$—	$—	$—	$—
Foreign exchange contracts	—	—	—	—	—
Credit contracts	—	—	—	—	—
Equity contracts	—	116,823,740	—	—	116,823,740
Commodity contracts	—	—	—	—	—
Other contracts	—	—	—	—	—

Total	$—	$116,823,740	$—	$—	$116,823,740

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM SMALL CAP PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2010

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Options	Futures	Forward Currency Contracts	Swaps	Total
Interest rate contracts	$—	$—	$—	$—	$—
Foreign exchange contracts	—	—	—	—	—
Credit contracts	—	—	—	—	—
Equity contracts	—	(526,411)	—	—	(526,411)
Commodity contracts	—	—	—	—	—
Other contracts	—	—	—	—	—

Total	$—	$(526,411)	$—	$—	$(526,411)

The Portfolio held futures contracts with an average notional balance of approximately $460,535,000 during the year ended December 31, 2010.

^ This Portfolio held futures contracts as a substitute for investing in conventional securities and hedging.

Investment security transactions for the year ended December 31, 2010 were as follows:

Cost of Purchases:
Stocks and long-term corporate debt securities	$222,915,325
Net Proceeds of Sales and Redemptions:
Stocks and long-term corporate debt securities	$114,551,705

As of December 31, 2010, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$147,278,595
Aggregate gross unrealized depreciation	(17,737,422)

Net unrealized appreciation	$129,541,173

Federal income tax cost of investments	$1,080,682,492

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM SMALL CAP PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2010

ASSETS
Investments at value:
Affiliated Issuers (Cost $571,354,611)	$571,354,611
Unaffiliated Issuers (Cost $504,667,215)	638,869,054
Cash	4,247
Cash held as collateral at broker	43,073,000
Dividends, interest and other receivables	746,802
Receivable for securities sold	641,631
Receivable from investment sub-advisor	32,621
Receivable from Separate Accounts for Trust shares sold	6,038

Total assets	1,254,728,004

LIABILITIES
Variation margin payable on futures contracts	3,994,830
Investment management fees payable	475,672
Administrative fees payable	166,838
Payable to Separate Accounts for Trust shares redeemed	39,267
Trustees’ fees payable	221
Accrued expenses	138,669

Total liabilities	4,815,497

NET ASSETS	$1,249,912,507

Net assets were comprised of:
Paid in capital	$1,050,140,420
Accumulated undistributed net investment income (loss)	450,827
Accumulated undistributed net realized gains (losses) on investments and futures	49,751,326
Net unrealized appreciation (depreciation) on investments and futures	149,569,934

Net assets	$1,249,912,507

Class IA
Net asset value, offering and redemption price per share, $1,249,912,507 / 103,742,098 shares outstanding (unlimited amount authorized: $0.01 par value)	$12.05

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2010

INVESTMENT INCOME
Dividends ($758,961 of dividend income received from affiliates)(net of $108 foreign withholding tax)	$8,342,213
Interest	108,811

Total income	8,451,024

EXPENSES
Investment management fees	4,413,039
Administrative fees	1,572,868
Custodian fees	192,000
Printing and mailing expenses	95,890
Professional fees	47,460
Trustees’ fees	20,475
Miscellaneous	26,466

Gross expenses	6,368,198
Less: Reimbursement from sub-advisor	(303,932)

Net expenses	6,064,266

NET INVESTMENT INCOME (LOSS)	2,386,758

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Securities	13,348,027
Futures	116,823,740
Net distributions of realized gain received from Underlying Portfolio (All realized gains received from affiliates)	6,553

Net realized gain (loss)	130,178,320

Change in unrealized appreciation (depreciation) on:
Securities	114,248,250
Futures	(526,411)

Net change in unrealized appreciation (depreciation)	113,721,839

NET REALIZED AND UNREALIZED GAIN (LOSS)	243,900,159

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$246,286,917

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM SMALL CAP PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2010	August 28, 2009* to December 31, 2009
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$2,386,758	$929,829
Net realized gain (loss) on investments, futures and net distributions of realized gain received from Underlying Portfolios	130,178,320	8,536,185
Net change in unrealized appreciation (depreciation) on investments and futures	113,721,839	35,848,095

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	246,286,917	45,314,109

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class IA	(2,050,011)	(810,615)
Distributions from net realized capital gains
Class IA	(88,968,314)	—

TOTAL DIVIDENDS AND DISTRIBUTIONS	(91,018,325)	(810,615)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 36,995,164 and 73,560,572 shares, respectively ]	391,430,580	728,103,559
Capital shares issued in reinvestment of dividends and distributions [ 8,092,660 and 79,669 shares, respectively ]	91,018,325	810,615
Capital shares repurchased [ (13,253,911) and (1,742,056) shares, respectively ]	(144,032,464)	(17,290,194)

Total Class IA transactions	338,416,441	711,623,980

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	338,416,441	711,623,980

TOTAL INCREASE (DECREASE) IN NET ASSETS	493,685,033	756,127,474
NET ASSETS:
Beginning of period	756,227,474	100,000

End of period (a)	$1,249,912,507	$756,227,474

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$450,827	$119,214

* The Portfolio commenced operations on August 28, 2009.

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM SMALL CAP PORTFOLIO

FINANCIAL HIGHLIGHTS

Class IA	Year Ended December 31, 2010	August 28, 2009* to December 31, 2009
Net asset value, beginning of period	$10.52	$10.00

Income (loss) from investment operations:
Net investment income (loss)	0.03 (e)	0.02 (e)
Net realized and unrealized gain (loss) on investments and futures	2.41	0.51

Total from investment operations	2.44	0.53

Less distributions:
Dividends from net investment income	(0.02)	(0.01)
Distributions from net realized gains	(0.89)	—

Total dividends and distributions	(0.91)	(0.01)

Net asset value, end of period	$12.05	$10.52

Total return (b)	23.97%	5.32%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$1,249,913	$756,227
Ratio of expenses to average net assets:
After reimbursements (a)	0.62%	0.65%
Before reimbursements (a)	0.65%	0.66%
Ratio of net investment income (loss) to average net assets:
After reimbursements (a)	0.24%	0.50%
Before reimbursements (a)	0.21%	0.50%
Portfolio turnover rate	23%	29%
*	Commencement of Operations.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income per share is based on average shares outstanding.

See Notes to Financial Statements.

EQ/ALLIANCEBERNSTEIN INTERNATIONAL PORTFOLIO (Unaudited)

PORTFOLIO ADVISER

➢	AllianceBernstein L.P.

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/10
	1 Year	5 Years	10 Years	Since Incept.**
Portfolio – Class IA Shares	5.46%	(1.63)%	1.73%	3.23%
Portfolio – Class IB Shares*	5.24	(1.87)	1.46	2.93
40% EuroSTOXX 50/25% FTSE 100/25% TOPIX/10% S&P/ASX 200 Index†	4.11	2.15	3.85	6.23
EuroSTOXX 50 Index†	(9.13)	0.69	0.79	N/A
MSCI EAFE Index	7.75	2.46	3.50	5.05

*   Date of inception 5/1/97. Returns shown for Class IB shares prior to this period are derived from the historical performance of Class IA shares adjusted to reflect the 12b-1 fees, applicable to Class IB shares; Class IA shares are not subject to any 12b-1 fees.

** Date of inception 4/3/95

† Effective December 15, 2010, the EuroSTOXX 50 Index, the FTSE 100 Index, the TOPIX Index and the S&P/ASX 200 Index were added to the existing Portfolio’s benchmark index to closely reflects the market sectors in which the Portfolio invests.

    Returns for periods greater than one year are annualized

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IA shares returned 5.46% for the year ended December 31, 2010. This compares to the returns of the following broad market benchmarks: 40% EuroSTOXX 50/25% FTSE 100/25% TOPIX/10% S&P/ASX 200 Index 4.11%, EuroSTOXX 50 Index (9.13)% and MSCI EAFE Index 7.75%.

Portfolio Highlights

What helped performance during the year:

•	Sector selection added to returns due to an underweight position in the Financials and Utilities sectors, as these sectors lagged the broad market.

•	Shares in German potash miner K+S outperformed after it raised guidance on the back of strong fertilizer demand. Potash Corp. also outperformed.

•	Other contributors included Carphone Warehouse and Rexel.

What hurt performance during the year:

•	Security selection was negative for the period, particularly in the Information Technology and Financials sectors.

•

Banco Santander was the largest detractor after the Spanish bank was hampered by disappointing third-quarter results, particularly higher costs in its Latin America operations and increased reserves in Spain. In addition, Banco Santander stock was hurt by renewed concerns about sovereign risk. Also detracting was Lloyds Banking Group.

•	Other detractors included Premier Foods and Vestas Wind Systems.

On or about December 15, 2010, the EQ/AllianceBernstein International Portfolio transitioned to a passively managed investment strategy that seeks to replicate the returns of a blend of four specific indices selected by AXA Equitable. On or about May 1, 2011, the name of the Portfolio will be changed to EQ/International Equity Index Portfolio.

Sector Weightings as of 12/31/10	% of Net Assets
Financials	22.6%
Materials	12.8
Consumer Discretionary	11.5
Industrials	10.8
Consumer Staples	9.8
Energy	8.6
Health Care	6.9
Information Technology	6.2
Telecommunication Services	5.8
Utilities	4.2
Cash and Other	0.8

100.0%

EQ/ALLIANCEBERNSTEIN INTERNATIONAL PORTFOLIO (Unaudited)

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2010 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/10	Ending Account Value 12/31/10	Expenses Paid During Period* 7/1/10 - 12/31/10
Class IA
Actual	$1,000.00	$1,248.80	$4.82
Hypothetical (5% average return before expenses)	1,000.00	1,020.92	4.33
Class IB
Actual	1,000.00	1,248.00	6.23
Hypothetical (5% average return before expenses)	1,000.00	1,019.66	5.60

*   Expenses are equal to the Portfolio’s Class IA and Class IB shares annualized expense ratios of 0.85% and 1.10%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

EQ ADVISORS TRUST

EQ/ALLIANCEBERNSTEIN INTERNATIONAL PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2010

	Number of Shares	Value (Note 1)

COMMON STOCKS:
Australia (6.6%)
Australia & New Zealand Banking Group Ltd.	704,400	$16,822,748
Bank of Queensland Ltd.	309,300	3,286,898
BHP Billiton Ltd.	483,900	22,395,715
Boral Ltd.	1,214,900	6,001,757
Challenger Ltd.	1,182,500	5,684,467
Commonwealth Bank of Australia	291,000	15,110,919
CSL Ltd.	113,100	4,197,979
Dexus Property Group (REIT)	4,912,100	3,994,156
Goodman Fielder Ltd.	3,177,900	4,371,729
Incitec Pivot Ltd.	907,900	3,677,256
ING Office Fund (REIT)	8,400,000	4,768,294
Macquarie Atlas Roads Group*	969,560	1,507,332
National Australia Bank Ltd.	491,821	11,921,918
OneSteel Ltd.	1,292,700	3,424,429
QBE Insurance Group Ltd.	257,433	4,778,940
Rio Tinto Ltd.	113,200	9,895,799
Telstra Corp., Ltd.	1,665,300	4,752,120
Westfield Group (REIT)	277,300	2,717,103
Westfield Retail Trust (REIT)*	277,300	728,910
Westpac Banking Corp.	150,600	3,421,088

		133,459,557

Austria (0.2%)
OMV AG	94,300	3,919,007

Belgium (1.4%)
Anheuser-Busch InBev N.V.	330,500	18,902,498
Delhaize Group S.A.	73,300	5,413,741
KBC Groep N.V.*	87,100	2,967,989

		27,284,228

Canada (2.1%)
Agnico-Eagle Mines Ltd.	86,300	6,619,210
Agrium, Inc.	56,000	5,153,374
National Bank of Canada	55,700	3,838,443
Nexen, Inc.	330,700	7,583,184
Penn West Energy Trust	307,300	7,368,030
Suncor Energy, Inc.	252,640	9,726,500
Toronto-Dominion Bank	38,900	2,904,883

		43,193,624

Denmark (1.2%)
Carlsberg A/S, Class B	31,450	3,148,918
DSV A/S	274,975	6,078,185
Novo Nordisk A/S, Class B	90,077	10,157,391
Vestas Wind Systems A/S*	140,100	4,422,981

		23,807,475

Finland (0.4%)
Nokia Oyj	704,200	7,283,514

France (7.6%)
Arkema S.A.	43,500	3,131,412
BNP Paribas S.A.	182,750	11,626,782
Bouygues S.A.	183,900	7,926,523
Cap Gemini S.A.	110,800	5,171,807
Carrefour S.A.	127,400	5,252,047
Cie de Saint-Gobain S.A.	74,300	3,822,553
Credit Agricole S.A.	168,140	2,135,411
EDF S.A.	119,600	4,905,720

	Number of Shares	Value (Note 1)

France Telecom S.A.	452,200	$9,423,666
GDF Suez S.A.	247,000	8,862,275
Mercialys S.A. (REIT)	6,987	262,362
PPR S.A.	33,500	5,327,160
Publicis Groupe S.A.	116,600	6,076,691
Renault S.A.*	87,900	5,109,544
Rexel S.A.*	424,300	9,216,456
Sanofi-Aventis S.A.	221,455	14,160,266
Societe Generale S.A.	147,276	7,915,494
Technip S.A.	80,700	7,451,703
Total S.A.	351,005	18,597,753
Vinci S.A.	82,500	4,484,756
Vivendi S.A.	399,450	10,782,458

		151,642,839

Germany (7.2%)
Allianz SE (Registered)	133,900	15,912,296
BASF SE	167,700	13,378,621
Bayer AG (Registered)	180,944	13,371,289
Deutsche Bank AG (Registered)	152,800	7,983,698
Deutsche Telekom AG (Registered)	647,070	8,348,482
E.ON AG	414,234	12,695,460
K+S AG	160,700	12,102,939
Linde AG	22,500	3,414,079
Muenchener Rueckversicherungs-Gesellschaft AG (Registered)	47,500	7,201,154
RWE AG	147,090	9,806,197
SAP AG	177,600	9,042,154
Siemens AG (Registered)	145,200	17,986,652
ThyssenKrupp AG	204,900	8,483,937
Volkswagen AG (Preference)	34,300	5,564,380

		145,291,338

Hong Kong (2.9%)
Esprit Holdings Ltd.	850,900	4,050,445
Hang Lung Group Ltd.	395,000	2,596,812
Hang Lung Properties Ltd.	2,860,000	13,374,974
Hong Kong Exchanges and Clearing Ltd.	307,200	6,967,806
Li & Fung Ltd.	3,006,000	17,441,668
New World Development Ltd.	1,937,000	3,638,354
Noble Group Ltd.	1,629,272	2,754,915
Shangri-La Asia Ltd.	2,386,000	6,477,023

		57,301,997

Ireland (0.7%)
CRH plc	390,254	8,083,195
Irish Life & Permanent Group Holdings plc*	376,100	533,240
Smurfit Kappa Group plc*	513,400	5,008,212

		13,624,647

Israel (0.6%)
Israel Chemicals Ltd.	762,400	13,069,407

Italy (2.6%)
Assicurazioni Generali S.p.A.	223,600	4,245,901
Enel S.p.A.	1,392,404	6,958,904
ENI S.p.A.	565,192	12,341,048
Fiat S.p.A.	293,563	6,053,007
Intesa Sanpaolo S.p.A.	1,411,300	3,828,418

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/ALLIANCEBERNSTEIN INTERNATIONAL PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2010

	Number of Shares	Value (Note 1)

Saipem S.p.A.	103,400	$5,090,309
Telecom Italia S.p.A.	2,995,700	3,871,050
Telecom Italia S.p.A. (RNC)	1,935,900	2,100,598
UniCredit S.p.A.	4,084,149	8,448,439

		52,937,674

Japan (24.2%)
Aeon Co., Ltd.	323,500	4,048,233
Air Water, Inc.	401,000	5,121,776
Asahi Breweries Ltd.	245,600	4,758,330
Asahi Glass Co., Ltd.	534,000	6,241,729
Canon, Inc.	155,700	8,073,617
Central Japan Railway Co.	333	2,789,013
Chubu Electric Power Co., Inc.	124,400	3,058,288
Dai-ichi Life Insurance Co., Ltd.	1,996	3,242,670
Daiichi Sankyo Co., Ltd.	231,600	5,069,013
Daito Trust Construction Co., Ltd.	55,300	3,787,018
Denki Kagaku Kogyo KK	916,000	4,354,921
DIC Corp.	3,306,000	7,410,913
Dowa Holdings Co., Ltd.	598,000	3,925,779
East Japan Railway Co.	167,200	10,873,457
Fast Retailing Co., Ltd.	48,600	7,739,845
Fujifilm Holdings Corp.	104,300	3,771,706
Fujitsu Ltd.	896,000	6,235,251
Furukawa Electric Co., Ltd.	526,000	2,364,700
Hirose Electric Co., Ltd.	52,200	5,882,867
Hitachi Ltd.	877,000	4,677,189
Honda Motor Co., Ltd.	236,400	9,361,079
INPEX Corp.	1,113	6,518,432
ITOCHU Corp.	352,700	3,570,876
Japan Tobacco, Inc.	6,024	22,295,997
JFE Holdings, Inc.	130,600	4,549,043
JS Group Corp.	205,600	4,525,277
Jupiter Telecommunications Co., Ltd.	5,636	5,928,247
JX Holdings, Inc.	915,000	6,209,693
Kansai Electric Power Co., Inc.	156,400	3,860,397
Kao Corp.	160,700	4,330,725
KDDI Corp.	1,136	6,562,187
Keyence Corp.	13,300	3,852,888
Konica Minolta Holdings, Inc.	291,000	3,025,052
Kyocera Corp.	30,100	3,073,396
Kyushu Electric Power Co., Inc.	70,200	1,573,642
Mazda Motor Corp.	1,244,000	3,570,046
Medipal Holdings Corp.	232,300	2,560,765
Mitsubishi Corp.	376,600	10,195,428
Mitsubishi Electric Corp.	372,000	3,903,732
Mitsubishi Gas Chemical Co., Inc.	688,000	4,889,469
Mitsubishi Heavy Industries Ltd.	531,000	1,994,765
Mitsubishi Materials Corp.*	1,096,000	3,496,293
Mitsubishi UFJ Financial Group, Inc.	3,823,900	20,676,094
Mitsui & Co., Ltd.	509,500	8,415,316
Mitsui Fudosan Co., Ltd.	340,000	6,779,899
Mizuho Financial Group, Inc.	2,919,500	5,501,706
MS&AD Insurance Group Holdings, Inc.	112,500	2,819,775
NGK Spark Plug Co., Ltd.	267,000	4,097,574
Nintendo Co., Ltd.	33,800	9,920,606
Nippon Electric Glass Co., Ltd.	259,000	3,738,736
Nippon Express Co., Ltd.	658,000	2,966,227

	Number of Shares	Value (Note 1)

Nippon Shokubai Co., Ltd.	380,000	$3,931,519
Nippon Steel Corp.	1,072,000	3,855,450
Nippon Telegraph & Telephone Corp.	207,200	9,378,741
Nissan Motor Co., Ltd.	1,011,700	9,632,271
NSK Ltd.	1,003,000	9,067,644
NTT DoCoMo, Inc.	3,392	5,924,198
NTT Urban Development Corp.	3,424	3,373,815
ORIX Corp.	84,310	8,297,043
Panasonic Corp.	254,000	3,607,119
Sharp Corp.	809,000	8,340,103
Sony Corp.	364,700	13,147,886
Sumco Corp.*	322,800	4,611,997
Sumitomo Corp.	221,600	3,136,081
Sumitomo Electric Industries Ltd.	332,500	4,619,534
Sumitomo Mitsui Financial Group, Inc.	290,100	10,333,406
Sumitomo Realty & Development Co., Ltd.	94,000	2,244,932
Sumitomo Rubber Industries Ltd.	474,800	4,959,113
Suzuki Motor Corp.	255,400	6,291,415
Takeda Pharmaceutical Co., Ltd.	173,800	8,551,928
Tohoku Electric Power Co., Inc.	78,700	1,754,489
Tokio Marine Holdings, Inc.	137,500	4,110,266
Tokyo Electric Power Co., Inc.	311,700	7,613,020
Tokyo Gas Co., Ltd.	1,115,000	4,943,959
Toshiba Corp.	1,842,000	10,027,885
Tosoh Corp.	1,397,000	4,542,530
Toyota Motor Corp.	539,700	21,404,533
Yahoo! Japan Corp.	21,220	8,232,910
Yamada Denki Co., Ltd.	110,180	7,518,133
Zeon Corp.	543,000	4,547,851

		486,189,448

Luxembourg (0.8%)
ArcelorMittal S.A.	303,946	11,526,907
Regus plc	2,897,509	3,898,608

		15,425,515

Netherlands (3.8%)
ING Groep N.V. (CVA)*	731,300	7,114,279
Koninklijke (Royal) KPN N.V.	358,500	5,231,374
Koninklijke Ahold N.V.	392,522	5,180,230
Koninklijke DSM N.V.	166,800	9,496,435
Koninklijke Philips Electronics N.V.	299,820	9,182,886
QIAGEN N.V.*	197,800	3,867,004
Royal Dutch Shell plc, Class A	640,208	21,192,240
Royal Dutch Shell plc, Class B	431,868	14,240,832

		75,505,280

New Zealand (0.1%)
Telecom Corp. of New Zealand Ltd.	1,681,200	2,820,032

Norway (0.4%)
DnB NOR ASA	435,500	6,112,621
Telenor ASA	165,700	2,692,070

		8,804,691

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/ALLIANCEBERNSTEIN INTERNATIONAL PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2010

	Number of Shares	Value (Note 1)

Singapore (1.1%)
CapitaLand Ltd.	3,094,000	$8,944,356
Olam International Ltd.	3,385,000	8,282,152
United Overseas Bank Ltd.	370,000	5,247,205

		22,473,713

Spain (3.4%)
Amadeus IT Holding S.A., Class A*	147,600	3,092,690
Banco Bilbao Vizcaya Argentaria S.A.	743,603	7,512,196
Banco Santander S.A.	1,653,796	17,520,623
Iberdrola S.A.	809,445	6,239,023
Inditex S.A.	137,100	10,265,073
Repsol YPF S.A.	154,700	4,310,229
Telefonica S.A.	848,719	19,240,739

		68,180,573

Sweden (2.9%)
Atlas Copco AB, Class A	218,946	5,524,393
Electrolux AB, Class B	175,700	4,989,659
Hennes & Mauritz AB, Class B	413,650	13,776,750
Nordea Bank AB	638,600	6,945,587
Svenska Handelsbanken AB, Class A	97,100	3,102,569
Telefonaktiebolaget LM Ericsson, Class B	1,058,334	12,297,518
TeliaSonera AB	1,105,000	8,756,998
Volvo AB, Class B*	184,600	3,252,489

		58,645,963

Switzerland (8.4%)
Alcon, Inc.	30,600	5,000,040
Cie Financiere Richemont S.A., Class A	116,300	6,841,176
Clariant AG (Registered)*	529,900	10,734,017
Credit Suisse Group AG (Registered)	316,614	12,755,989
Informa plc	650,500	4,132,843
Julius Baer Group Ltd.	193,524	9,065,616
Kuehne + Nagel International AG (Registered)	844	117,348
Logitech International S.A. (Registered)*	338,300	6,440,364
Nestle S.A. (Registered)	471,299	27,597,455
Novartis AG (Registered)	481,220	28,281,325
Roche Holding AG	101,158	14,822,081
SGS S.A. (Registered)	2,300	3,859,572
Swiss Reinsurance Co., Ltd. (Registered)	73,692	3,964,393
UBS AG (Registered)*	564,682	9,270,448
Xstrata plc	804,630	18,886,477
Zurich Financial Services AG	22,440	5,812,800

		167,581,944

United Kingdom (20.6%)
Admiral Group plc	441,200	10,421,305
Afren plc*	2,819,600	6,488,553
Aggreko plc	200,000	4,621,172
AMEC plc	583,000	10,452,986
Anglo American plc	56,500	2,938,214
AstraZeneca plc	317,061	14,444,317
Autonomy Corp. plc*	195,017	4,575,968

	Number of Shares	Value (Note 1)

Aviva plc	941,100	$5,766,367
BAE Systems plc	1,334,877	6,867,982
Barclays plc	2,757,700	11,249,720
BG Group plc	33	667
BP plc	2,714,236	19,700,984
British American Tobacco plc	578,500	22,219,276
Capita Group plc	1,496,400	16,249,604
Carnival plc	99,530	4,627,385
Carphone Warehouse Group plc*	746,100	4,597,724
Cookson Group plc*	453,000	4,650,803
Drax Group plc	449,400	2,580,529
Enterprise Inns plc*	1,962,400	3,613,361
Firstgroup plc	379,200	2,354,792
G4S plc	1,935,057	7,681,148
GlaxoSmithKline plc	739,438	14,295,437
HSBC Holdings plc	1,872,400	19,007,294
IG Group Holdings plc	784,400	6,237,086
Imperial Tobacco Group plc	576,200	17,679,595
Intertek Group plc	98,370	2,722,294
Lloyds Banking Group plc*	11,049,100	11,317,910
Man Group plc	1,197,016	5,524,152
Marks & Spencer Group plc	941,800	5,418,250
Mondi plc	710,000	5,684,245
National Grid plc	677,500	5,841,285
Petrofac Ltd.	456,700	11,300,090
Premier Foods plc*	16,968,200	5,100,547
Prudential plc	1,132,500	11,794,747
Reckitt Benckiser Group plc	353,500	19,427,750
Rentokil Initial plc*	1,700,500	2,569,061
Rio Tinto plc	315,450	22,065,419
Scottish & Southern Energy plc	189,200	3,613,526
Serco Group plc	1,200,500	10,397,291
Standard Chartered plc	689,041	18,536,767
Telecity Group plc*	309,300	2,268,408
Tesco plc	2,804,335	18,582,014
Vodafone Group plc	10,655,578	27,544,539

		413,030,564

Total Common Stocks (99.2%) (Cost $1,831,256,601)		1,991,473,030

	Number of Warrants	Value (Note 1)
WARRANT:
Italy (0.0%)
Unione di Banche Italiane S.c.p.A., expiring 6/30/11* (Cost $—)	121,900	521

	Principal Amount	Value (Note 1)
SHORT-TERM INVESTMENT:
Time Deposit (0.4%)
JPMorgan Chase Nassau 0.000%, 1/3/11 (Cost $7,204,169)	$7,204,169	7,204,169

Total Investments (99.6%) (Cost $1,838,460,770)		1,998,677,720
Other Assets Less Liabilities (0.4%)		7,404,401

Net Assets (100%)		$2,006,082,121

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/ALLIANCEBERNSTEIN INTERNATIONAL PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2010

*	Non-income producing.

Glossary:

CVA	— Dutch Certification
REIT	— Real Estate Investment Trust
RNC	— Risparmio Non-Convertible Savings Shares

At December 31, 2010, the Portfolio had outstanding foreign currency contracts to buy/sell foreign currencies as follows: (Note 1)

Foreign Currency Buy Contracts	Counterparty	Local Contract Buy Amount (000’s)	U.S. $ Current Buy Value	U.S. $ Current Sell Value	Unrealized Appreciation/ (Depreciation)
Australian Dollar vs. U.S. Dollar, expiring 3/15/11	JPMorgan Chase Bank	36,033	$36,531,456	$35,002,456	$1,529,000
European Union Euro vs. U.S. Dollar, expiring 3/15/11	JPMorgan Chase Bank	47,189	63,046,077	62,503,718	542,359
Norwegian Krone vs. U.S. Dollar, expiring 3/15/11	JPMorgan Chase Bank	47,945	8,188,196	7,940,675	247,521
Swedish Krona vs. U.S. Dollar, expiring 3/15/11	JPMorgan Chase Bank	54,397	8,067,762	7,852,724	215,038

					$2,533,918

Foreign Currency Sell Contracts	Counterparty	Local Contract Sell Amount (000’s)	U.S. $ Current Buy Value	U.S. $ Current Sell Value	Unrealized Appreciation/ (Depreciation)
British Pound vs. U.S. Dollar, expiring 3/15/11	JPMorgan Chase Bank	29,588	$46,720,932	$46,105,994	$614,938
Canadian Dollar vs. U.S. Dollar, expiring 3/15/11	JPMorgan Chase Bank	28,473	27,782,873	28,594,052	(811,179)
Hong Kong Dollar vs. U.S. Dollar, expiring 3/15/11	JPMorgan Chase Bank	380,268	48,973,000	48,952,722	20,278
Japanese Yen vs. U.S. Dollar, expiring 3/15/11	JPMorgan Chase Bank	983,487	11,813,374	12,122,384	(309,010)
Japanese Yen vs. U.S. Dollar, expiring 3/15/11	JPMorgan Chase Bank	1,657,168	19,751,940	20,426,124	(674,184)

					$(1,159,157)

					$1,374,761

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2010:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with rules under the Investment Company Act of 1940. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets For Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Common Stocks
Consumer Discretionary	$—	$230,741,961	$—	$230,741,961
Consumer Staples	—	196,591,237	—	196,591,237
Energy	24,677,714	147,814,526	—	172,492,240
Financials	6,743,326	447,265,225	—	454,008,551
Health Care	5,000,040	133,778,795	—	138,778,835

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/ALLIANCEBERNSTEIN INTERNATIONAL PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2010

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Industrials	$—	$216,813,575	$—	$216,813,575
Information Technology	—	125,296,523	—	125,296,523
Materials	11,772,584	244,024,016	—	255,796,600
Telecommunication Services	—	116,646,794	—	116,646,794
Utilities	—	84,306,714	—	84,306,714
Forward Currency Contracts	—	3,169,134	—	3,169,134
Short-Term Investments	—	7,204,169	—	7,204,169
Warrants
Financials	—	521	—	521

Total Assets	$48,193,664	$1,953,653,190	$—	$2,001,846,854

Liabilities:
Forward Currency Contracts	$—	$(1,794,373)	$—	$(1,794,373)

Total Liabilities	$—	$(1,794,373)	$—	$(1,794,373)

Total	$48,193,664	$1,951,858,817	$—	$2,000,052,481

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Investments in Securities-Industrials
Balance as of 12/31/09	$72,248
Total gains or losses (realized/unrealized) included in earnings	(700)
Purchases, sales, issuances, and settlements (net)	(71,548)
Transfers into Level 3	—
Transfers out of Level 3	—
Balance as of 12/31/10	$—
The amount of total gains or losses for the year included in earnings attributable to the change in unrealized gains or losses relating to assets and liabilities still held at year ending 12/31/10.	$—

Fair Values of Derivative Instruments as of December 31, 2010:

Statement of Assets and Liabilities
Derivatives Not Accounted for as Hedging Instruments^	Asset Derivatives	Fair Value
Interest rate contracts	Receivables, Net Assets - Unrealized appreciation	$—	*
Foreign exchange contracts	Receivables	3,169,134
Credit contracts	Receivables	—
Equity contracts	Receivables, Net Assets - Unrealized appreciation	—	*
Commodity contracts	Receivables	—
Other contracts	Receivables	—

Total		$3,169,134

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/ALLIANCEBERNSTEIN INTERNATIONAL PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2010

Statement of Assets and Liabilities
Derivatives Not Accounted for as Hedging Instruments^	Liability Derivatives	Fair Value
Interest rate contracts	Payables, Net Assets - Unrealized depreciation	$—	*
Foreign exchange contracts	Payables	(1,794,373)
Credit contracts	Payables	—
Equity contracts	Payables, Net Assets - Unrealized depreciation	—	*
Commodity contracts	Payables	—
Other contracts	Payables	—

Total		$(1,794,373)

*Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets & Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2010:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Options	Futures	Forward Currency Contracts	Swaps	Total
Interest rate contracts	$—	$—	$—	$—	$—
Foreign exchange contracts	—	—	6,629,932	—	6,629,932
Credit contracts	—	—	—	—	—
Equity contracts	—	—	—	—	—
Commodity contracts	—	—	—	—	—
Other contracts	—	—	—	—	—

Total	$—	$—	$6,629,932	$—	$6,629,932

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Options	Futures	Forward Currency Contracts	Swaps	Total
Interest rate contracts	$—	$—	$—	$—	$—
Foreign exchange contracts	—	—	(507,443)	—	(507,443)
Credit contracts	—	—	—	—	—
Equity contracts	—	—	—	—	—
Commodity contracts	—	—	—	—	—
Other contracts	—	—	—	—	—

Total	$—	$—	$(507,443)	$—	$(507,443)

The Portfolio held forward foreign currency contracts with an average settlement value of approximately $707,435,000 during the year ended December 31, 2010.

^ This Portfolio held forward foreign currency contracts as a substitute for investing in conventional securities and hedging and in an attempt to enhance returns.

Investment security transactions for the year ended December 31, 2010 were as follows:

Cost of Purchases:
Stocks	$1,174,786,327
Net Proceeds of Sales and Redemptions:
Stocks	$1,320,723,162

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/ALLIANCEBERNSTEIN INTERNATIONAL PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2010

As of December 31, 2010, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$282,305,369
Aggregate gross unrealized depreciation	(131,831,255)

Net unrealized appreciation	$150,474,114

Federal income tax cost of investments	$1,848,203,606

For the year ended December 31, 2010, the Portfolio incurred approximately $32,937 as brokerage commissions with Exane S.A., an affiliated broker/dealer.

The Portfolio has a net capital loss carryforward of $801,053,165 of which $110,657,426 expires in the year 2016, $687,777,570 expires in the year 2017 and $2,618,169 expires in the year 2018. The Portfolio had a net capital loss carryforward of $12,792,555 expire during 2010.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/ALLIANCEBERNSTEIN INTERNATIONAL PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2010

ASSETS
Investments at value (Cost $1,838,460,770)	$1,998,677,720
Foreign cash (Cost $1,982,010)	2,017,781
Receivable for securities sold	5,110,641
Unrealized appreciation on forward foreign currency contracts	3,169,134
Dividends, interest and other receivables	3,089,489
Receivable from Separate Accounts for Trust shares sold	280,335
Other assets	11,559

Total assets	2,012,356,659

LIABILITIES
Payable to Separate Accounts for Trust shares redeemed	2,905,413
Unrealized depreciation on forward foreign currency contracts	1,794,373
Investment management fees payable	965,977
Distribution fees payable - Class IB	183,197
Administrative fees payable	174,783
Trustees’ fees payable	3,803
Accrued expenses	246,992

Total liabilities	6,274,538

NET ASSETS	$2,006,082,121

Net assets were comprised of:
Paid in capital	$2,655,842,023
Accumulated undistributed net investment income (loss)	(5,676,781)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions	(805,870,856)
Unrealized appreciation (depreciation) on investments and foreign currency translations	161,787,735

Net assets	$2,006,082,121

Class IA
Net asset value, offering and redemption price per share, $1,134,210,173 / 131,923,328 shares outstanding (unlimited amount authorized: $0.01 par value)	$8.60

Class IB
Net asset value, offering and redemption price per share, $871,871,948 / 102,986,909 shares outstanding (unlimited amount authorized: $0.01 par value)	$8.47

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2010

INVESTMENT INCOME
Dividends (net of $4,989,341 foreign withholding tax)	$53,972,385
Interest	4,235
Securities lending (net)	308,452

Total income	54,285,072

EXPENSES
Investment management fees	13,933,904
Distribution fees - Class IB	2,143,180
Administrative fees	2,040,995
Recoupment fees	119,943
Printing and mailing expenses	101,424
Professional fees	52,257
Trustees’ fees	45,793
Custodian fees	18,866
Miscellaneous	43,133

Total expenses	18,499,495

NET INVESTMENT INCOME (LOSS)	35,785,577

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Securities	6,224,619
Foreign currency transactions	7,027,396

Net realized gain (loss)	13,252,015

Change in unrealized appreciation (depreciation) on:
Securities	51,568,686
Foreign currency translations	(412,061)

Net change in unrealized appreciation (depreciation)	51,156,625

NET REALIZED AND UNREALIZED GAIN (LOSS)	64,408,640

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$100,194,217

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/ALLIANCEBERNSTEIN INTERNATIONAL PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2010	2009
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$35,785,577	$42,368,062
Net realized gain (loss) on investments and foreign currency transactions	13,252,015	(222,162,330)
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	51,156,625	693,315,355

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	100,194,217	513,521,087

DIVIDENDS:
Dividends from net investment income
Class IA	(27,679,271)	(27,928,853)
Class IB	(19,056,778)	(19,730,635)

TOTAL DIVIDENDS	(46,736,049)	(47,659,488)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 7,393,677 and 39,867,936 shares, respectively ]	57,013,612	225,337,817
Capital shares issued in reinvestment of dividends [ 3,279,691 and 3,420,649 shares, respectively ]	27,679,271	27,928,853
Capital shares repurchased [ (19,765,941) and (16,725,229) shares, respectively ]	(160,728,788)	(120,170,729)

Total Class IA transactions	(76,035,905)	133,095,941

Class IB
Capital shares sold [ 7,872,539 and 12,122,641 shares, respectively ]	62,697,697	81,816,155
Capital shares issued in reinvestment of dividends [ 2,294,228 and 2,454,675 shares, respectively ]	19,056,778	19,730,635
Capital shares repurchased [ (20,559,567) and (23,526,608) shares, respectively ]	(164,184,724)	(164,388,707)

Total Class IB transactions	(82,430,249)	(62,841,917)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(158,466,154)	70,254,024

TOTAL INCREASE (DECREASE) IN NET ASSETS	(105,007,986)	536,115,623
NET ASSETS:
Beginning of year	2,111,090,107	1,574,974,484

End of year (a)	$2,006,082,121	$2,111,090,107

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$(5,676,781)	$(1,760,884)

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/ALLIANCEBERNSTEIN INTERNATIONAL PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IA	2010	2009	2008	2007	2006
Net asset value, beginning of year	$8.36	$6.71	$14.47	$14.42	$12.70

Income (loss) from investment operations:
Net investment income (loss)	0.16 (e)	0.18 (e)	0.32 (e)	0.27 (e)	0.19 (e)
Net realized and unrealized gain (loss) on investments, futures and foreign currency transactions	0.29	1.67	(7.56)	1.40	2.82

Total from investment operations	0.45	1.85	(7.24)	1.67	3.01

Less distributions:
Dividends from net investment income	(0.21)	(0.20)	(0.33)	(0.24)	(0.24)
Distributions from net realized gains	—	—	(0.19)	(1.38)	(1.05)

Total dividends and distributions	(0.21)	(0.20)	(0.52)	(1.62)	(1.29)

Net asset value, end of year	$8.60	$8.36	$6.71	$14.47	$14.42

Total return	5.46%	27.67%	(50.66)%	11.98%	23.80%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$1,134,210	$1,178,274	$767,423	$1,713,719	$1,602,552
Ratio of expenses to average net assets:
After waivers	0.83%	0.85%	0.85%	0.85%	0.85%
After waivers and fees paid indirectly	0.83%	0.85%	0.85%	0.85%	0.85%
Before waivers and fees paid indirectly	0.83%	0.87%	0.90%	0.89%	0.88%
Ratio of net investment income to average net assets:
After waivers	1.93%	2.45%	2.83%	1.74%	1.36%
After waivers and fees paid indirectly	1.93%	2.45%	2.83%	1.74%	1.37%
Before waivers and fees paid indirectly	1.93%	2.43%	2.78%	1.69%	1.33%
Portfolio turnover rate	61%	85%	65%	52%	70%

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/ALLIANCEBERNSTEIN INTERNATIONAL PORTFOLIO

FINANCIAL HIGHLIGHTS (Continued)

	Year Ended December 31,
Class IB	2010	2009		2008	2007	2006
Net asset value, beginning of year	$8.23	$6.60		$14.25	$14.22	$12.53

Income (loss) from investment operations:
Net investment income (loss)	0.13 (e)	0.15	(e)	0.29 (e)	0.22 (e)	0.15 (e)
Net realized and unrealized gain (loss) on investments, futures and foreign currency transactions	0.30	1.66		(7.44)	1.38	2.78

Total from investment operations	0.43	1.81		(7.15)	1.60	2.93

Less distributions:
Dividends from net investment income	(0.19)	(0.18)		(0.31)	(0.19)	(0.19)
Distributions from net realized gains	—	—		(0.19)	(1.38)	(1.05)

Total dividends and distributions	(0.19)	(0.18)		(0.50)	(1.57)	(1.24)

Net asset value, end of year	$8.47	$8.23		$6.60	$14.25	$14.22

Total return	5.24%	27.45%		(50.83)%	11.69%	23.55%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$871,872	$932,816		$807,551	$1,739,210	$1,342,183
Ratio of expenses to average net assets:
After waivers	1.08%	1.10%		1.10%	1.10%	1.10%
After waivers and fees paid indirectly	1.08%	1.10%		1.10%	1.10%	1.10%
Before waivers and fees paid indirectly	1.08%	1.12	%(c)	1.15%	1.14%	1.13%
Ratio of net investment income to average net assets:
After waivers	1.69%	2.19%		2.59%	1.46%	1.10%
After waivers and fees paid indirectly	1.69%	2.19%		2.59%	1.46%	1.10%
Before waivers and fees paid indirectly	1.69%	2.16%		2.54%	1.42%	1.06%
Portfolio turnover rate	61%	85%		65%	52%	70%
(c)	Reflects overall fund ratios for non-class specific expense.
(e)	Net investment income per share is based on average shares outstanding.

See Notes to Financial Statements.

EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO (Unaudited)

PORTFOLIO ADVISER

➢	AllianceBernstein L.P.

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/10
	1 Year	5 Years	10 Years	Since Incept.*
Portfolio – Class IA Shares	33.56%	5.20%	3.53%	6.93%
Portfolio – Class IB Shares	33.25	4.93	3.27	6.68
Russell 2000® Growth Index	29.09	5.30	3.78	5.42
* Date of inception 5/1/97 Returns for periods greater than one year are annualized

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IA shares returned 33.56% for the year ended December 31, 2010. The Portfolio’s benchmark, the Russell 2000® Growth Index, returned 29.09% over the same period.

Portfolio Highlights

What helped performance during the year:

•	The most significant contributor to the Portfolio’s relative performance for the year was stock selection in the Information Technology, Industrials and Consumer sectors.

•	Leading individual contributors to relative performance for the year included Netflix, Baldor Electric, Riverbed Technology, Molycorp and TIBCO Software.

What hurt performance during the year:

•	Stock selection in the Consumer Services sub sector and in the Financials sector was the leading detractor from the Portfolio’s relative performance for the year.

•	Leading individual detractors from relative performance for the year were: Vistaprint, Solar-Winds, Global Cash Access Holdings, Strayer Education and Blue Coat Systems.

Portfolio Positioning and Outlook

Small-cap growth stock are up from their March 2009 lows as earnings have recovered strongly. As a result, small-cap growth valuations, while certainly up, have only returned to a level about equal to their long-term averages. Given exceptionally strong fourth-quarter moves in many of the Portfolio’s holdings, the Portfolio redeployed capital into names that lagged in the market. With confidence in the fundamentals of the Portfolio’s holdings, the manager may seek to increase weightings when appropriate opportunities might arise. The manager believes, that at year’s end, investors had only begun to differentiate between stronger and weaker fundamentals.

Sector Weightings as of 12/31/10	% of Nets Assets
Information Technology	21.9%
Industrials	18.7
Consumer Discretionary	16.5
Health Care	14.3
Financials	13.2
Energy	6.2
Materials	3.6
Consumer Staples	2.2
Utilities	1.5
Telecommunication Services	0.5
Cash and Other	1.4

100.0%

EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO (Unaudited)

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2010 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/10	Ending Account Value 12/31/10	Expenses Paid During Period* 7/1/10 - 12/31/10
Class IA
Actual	$1,000.00	$1,344.30	$5.08
Hypothetical (5% average return before expenses)	1,000.00	1,020.87	4.38
Class IB
Actual	1,000.00	1,342.70	6.55
Hypothetical (5% average return before expenses)	1,000.00	1,019.61	5.65

*   Expenses are equal to the Portfolio’s Class IA and Class IB shares annualized expense ratios of 0.86% and 1.11%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

EQ ADVISORS TRUST

EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2010

	Number of Shares	Value (Note 1)

COMMON STOCKS:
Consumer Discretionary (16.5%)
Auto Components (0.5%)
American Axle & Manufacturing Holdings, Inc.*	47,100	$605,706
Amerigon, Inc.*	25,200	274,176
Cooper Tire & Rubber Co.	42,100	992,718
Dana Holding Corp.*	96,100	1,653,881
Dorman Products, Inc.*	8,400	304,416
Drew Industries, Inc.	18,900	429,408
Exide Technologies, Inc.*	45,900	431,919
Fuel Systems Solutions, Inc.*	7,400	217,412
Modine Manufacturing Co.*	32,900	509,950
Shiloh Industries, Inc.	18,900	225,855
Standard Motor Products, Inc.	21,900	300,030
Stoneridge, Inc.*	20,900	330,011
Superior Industries International, Inc.	10,800	229,176
Tenneco, Inc.*	41,200	1,695,792

		8,200,450

Automobiles (0.0%)
Winnebago Industries, Inc.*	19,800	300,960

Distributors (0.8%)
Audiovox Corp., Class A*	24,200	208,846
Core-Mark Holding Co., Inc.*	6,900	245,571
LKQ Corp.*	503,500	11,439,520
Pool Corp.	32,700	737,058
Weyco Group, Inc.	7,300	178,777

		12,809,772

Diversified Consumer Services (1.0%)
American Public Education, Inc.*	12,150	452,466
Archipelago Learning, Inc.*	41,600	408,096
Bridgepoint Education, Inc.*	9,300	176,700
Cambium Learning Group, Inc.*	42,700	146,888
Capella Education Co.*	11,050	735,709
Coinstar, Inc.*	20,950	1,182,418
Corinthian Colleges, Inc.*	52,700	274,567
CPI Corp.	8,100	182,655
Grand Canyon Education, Inc.*	19,841	388,685
K12, Inc.*	15,800	452,828
Learning Tree International, Inc.	11,000	105,160
Lincoln Educational Services Corp.	24,000	372,240
Mac-Gray Corp.	11,700	174,915
Matthews International Corp., Class A	18,200	636,636
National American University Holdings, Inc.	22,200	162,948
Pre-Paid Legal Services, Inc.*	3,800	228,950
Princeton Review, Inc.*	21,300	25,134
Regis Corp.	36,810	611,046
Sotheby’s, Inc.	44,900	2,020,500
Steiner Leisure Ltd.*	7,600	354,920
Stewart Enterprises, Inc., Class A	54,300	363,267

	Number of Shares	Value (Note 1)

Strayer Education, Inc.	48,600	$7,397,892
Universal Technical Institute, Inc.	13,200	290,664

		17,145,284

Hotels, Restaurants & Leisure (3.6%)
AFC Enterprises, Inc.*	19,000	264,100
Ambassadors Group, Inc.	16,227	186,610
Ameristar Casinos, Inc.	16,200	253,206
Biglari Holdings, Inc.*	870	356,883
BJ’s Restaurants, Inc.*	15,200	538,536
Bob Evans Farms, Inc.	18,700	616,352
Boyd Gaming Corp.*	34,500	365,700
Buffalo Wild Wings, Inc.*	10,300	451,655
California Pizza Kitchen, Inc.*	14,400	248,832
Caribou Coffee Co., Inc.*	18,900	190,512
CEC Entertainment, Inc.*	15,400	597,982
Cheesecake Factory, Inc.*	40,500	1,241,730
Chipotle Mexican Grill, Inc.*	35,900	7,634,494
Churchill Downs, Inc.	7,300	316,820
Cracker Barrel Old Country Store, Inc.	15,500	848,935
Denny’s Corp.*	84,812	303,627
DineEquity, Inc.*	11,300	557,994
Domino’s Pizza, Inc.*	28,500	454,575
Einstein Noah Restaurant Group, Inc.*	17,100	240,255
Gaylord Entertainment Co.*	339,090	12,186,895
Interval Leisure Group, Inc.*	26,500	427,710
Isle of Capri Casinos, Inc.*	38,300	391,426
Jack in the Box, Inc.*	38,700	817,731
Krispy Kreme Doughnuts, Inc.*	54,300	379,014
Life Time Fitness, Inc.*	27,000	1,106,730
Marcus Corp.	17,900	237,533
Monarch Casino & Resort, Inc.*	17,700	221,250
Morgans Hotel Group Co.*	28,000	253,960
Orient-Express Hotels Ltd., Class A*	980,750	12,739,942
P.F. Chang’s China Bistro, Inc.	14,500	702,670
Panera Bread Co., Class A*	94,670	9,581,551
Papa John’s International, Inc.*	12,033	333,314
Peet’s Coffee & Tea, Inc.*	6,600	275,484
Pinnacle Entertainment, Inc.*	39,600	555,192
Red Robin Gourmet Burgers, Inc.*	9,600	206,112
Ruby Tuesday, Inc.*	43,700	570,722
Scientific Games Corp., Class A*	41,600	414,336
Shuffle Master, Inc.*	32,300	369,835
Sonic Corp.*	37,500	379,500
Speedway Motorsports, Inc.	10,300	157,796
Texas Roadhouse, Inc.*	39,300	674,781
Vail Resorts, Inc.*	23,200	1,207,328

		59,859,610

Household Durables (1.1%)
American Greetings Corp., Class A	26,400	585,024
Beazer Homes USA, Inc.*	39,800	214,522
Blyth, Inc.	3,800	131,024
Brookfield Homes Corp.*	26,100	245,340

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2010

	Number of Shares	Value (Note 1)

Cavco Industries, Inc.*	3,900	$182,091
Ethan Allen Interiors, Inc.	14,900	298,149
Furniture Brands International, Inc.*	26,200	134,668
Helen of Troy Ltd.*	19,600	582,904
Hovnanian Enterprises, Inc., Class A*	33,100	135,379
iRobot Corp.*	14,519	361,233
Kid Brands, Inc.*	25,400	217,170
La-Z-Boy, Inc.*	36,000	324,720
Libbey, Inc.*	14,100	218,127
Lifetime Brands, Inc.*	12,300	172,692
M/I Homes, Inc.*	16,000	246,080
Meritage Homes Corp.*	20,100	446,220
Ryland Group, Inc.	24,800	422,344
Sealy Corp.*	62,900	183,668
Standard Pacific Corp.*	77,100	354,660
Tempur-Pedic International, Inc.*	298,170	11,944,690
Universal Electronics, Inc.*	8,600	243,982

		17,644,687

Internet & Catalog Retail (0.4%)
1-800-FLOWERS.COM, Inc., Class A*	33,000	88,770
Blue Nile, Inc.*	8,700	496,422
Drugstore.Com, Inc.*	56,800	125,528
Gaiam, Inc., Class A	1,800	13,860
HSN, Inc.*	26,600	815,024
Netflix, Inc.*	17,120	3,007,984
Nutrisystem, Inc.	19,800	416,394
Orbitz Worldwide, Inc.*	38,700	216,333
Overstock.com, Inc.*	11,900	196,112
PetMed Express, Inc.	11,200	199,472
Shutterfly, Inc.*	17,400	609,522
U.S. Auto Parts Network, Inc.*	26,600	223,440
Vitacost.com, Inc.*† (b)	20,200	109,383

		6,518,244

Leisure Equipment & Products (0.4%)
Arctic Cat, Inc.*	20,500	300,120
Brunswick Corp.	57,300	1,073,802
Callaway Golf Co.	43,800	353,466
Eastman Kodak Co.*	179,600	962,656
JAKKS Pacific, Inc.*	18,700	340,714
Leapfrog Enterprises, Inc.*	38,800	215,340
Marine Products Corp.*	29,900	199,134
Polaris Industries, Inc.	20,900	1,630,618
RC2 Corp.*	11,900	259,063
Smith & Wesson Holding Corp.*	74,800	279,752
Steinway Musical Instruments, Inc.*	10,700	212,395
Sturm Ruger & Co., Inc.	12,800	195,712

		6,022,772

Media (2.1%)
Arbitron, Inc.	17,800	739,056
Ascent Media Corp., Class A*	9,400	364,344
Belo Corp., Class A*	57,600	407,808
Cinemark Holdings, Inc.	36,365	626,933

	Number of Shares	Value (Note 1)

CKX, Inc.*	33,275	$134,098
Crown Media Holdings, Inc., Class A*	60,100	157,462
Dex One Corp.*	32,000	238,720
Entercom Communications Corp., Class A*	19,100	221,178
Entravision Communications Corp., Class A*	70,200	180,414
EW Scripps Co., Class A*	23,100	234,465
Fisher Communications, Inc.*	130	2,834
Global Sources Ltd.*	25,400	241,808
Harte-Hanks, Inc.	23,800	303,926
Journal Communications, Inc., Class A*	40,100	202,505
Knology, Inc.*	22,900	357,927
Lamar Advertising Co., Class A*	283,140	11,280,298
LIN TV Corp., Class A*	29,200	154,760
Lions Gate Entertainment Corp.*	43,400	282,534
Live Nation Entertainment, Inc.*	89,225	1,018,949
Martha Stewart Living Omnimedia, Inc., Class A*	35,100	155,142
McClatchy Co., Class A*	41,900	195,673
Media General, Inc., Class A*	17,300	99,994
Mediacom Communications Corp., Class A*	31,000	262,260
National CineMedia, Inc.	627,330	12,490,140
Playboy Enterprises, Inc., Class B*	34,400	179,568
PRIMEDIA, Inc.	46,800	196,560
ReachLocal, Inc.*	12,800	254,848
Rentrak Corp.*	9,100	274,456
Scholastic Corp.	19,500	576,030
Sinclair Broadcast Group, Inc., Class A	32,800	268,304
SuperMedia, Inc.*	8,200	71,422
Valassis Communications, Inc.*	34,500	1,116,075
Value Line, Inc.	6,000	86,700
Warner Music Group Corp.*	39,200	220,696
Westwood One, Inc.*	16,800	153,384
World Wrestling Entertainment, Inc., Class A	14,200	202,208

		33,953,479

Multiline Retail (0.9%)
99 Cents Only Stores*	31,000	494,140
Bon-Ton Stores, Inc.*	21,000	265,860
Dillard’s, Inc., Class A	31,100	1,179,934
Dollar Tree, Inc.*	200,885	11,265,631
Fred’s, Inc., Class A	25,800	355,008
Gordmans Stores, Inc.*	13,900	232,964
Retail Ventures, Inc.*	23,000	374,900
Saks, Inc.*	91,800	982,260
Tuesday Morning Corp.*	41,700	220,176

		15,370,873

Specialty Retail (4.4%)
America’s Car-Mart, Inc.*	7,300	197,684
AnnTaylor Stores Corp.*	39,200	1,073,688

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2010

	Number of Shares	Value (Note 1)

Asbury Automotive Group, Inc.*	26,300	$486,024
Barnes & Noble, Inc.	24,600	348,090
bebe stores, Inc.	29,600	176,416
Big 5 Sporting Goods Corp.	17,350	264,935
Brown Shoe Co., Inc.	27,000	376,110
Buckle, Inc.	17,100	645,867
Build-A-Bear Workshop, Inc.*	2,900	22,156
Cabela’s, Inc.*	25,500	554,625
CarMax, Inc.*	345,330	11,009,120
Casual Male Retail Group, Inc.*	53,700	254,538
Cato Corp., Class A	17,800	487,898
Charming Shoppes, Inc.*	74,241	263,556
Children’s Place Retail Stores, Inc.*	18,345	910,646
Christopher & Banks Corp.	26,600	163,590
Citi Trends, Inc.*	8,400	206,220
Coldwater Creek, Inc.*	122,927	389,679
Collective Brands, Inc.*	46,800	987,480
Destination Maternity Corp.*	7,500	284,475
Dick’s Sporting Goods, Inc.*	320,680	12,025,500
Dress Barn, Inc.*	39,895	1,054,026
DSW, Inc., Class A*	8,600	336,260
Express, Inc.	11,400	214,320
Finish Line, Inc., Class A	32,500	558,675
Genesco, Inc.*	16,400	614,836
Group 1 Automotive, Inc.	16,800	701,568
Haverty Furniture Cos., Inc.	12,400	160,952
hhgregg, Inc.*	8,900	186,455
Hibbett Sports, Inc.*	19,248	710,251
HOT Topic, Inc.	28,800	180,576
Jo-Ann Stores, Inc.*	16,500	993,630
Jos. A. Bank Clothiers, Inc.*	17,100	689,472
Kirkland’s, Inc.*	11,100	155,733
Lithia Motors, Inc., Class A	17,900	255,791
Lumber Liquidators Holdings, Inc.*	12,300	306,393
MarineMax, Inc.*	26,200	244,970
Men’s Wearhouse, Inc.	34,900	871,802
Monro Muffler Brake, Inc.	19,950	690,070
New York & Co., Inc.*	62,600	276,692
OfficeMax, Inc.*	58,000	1,026,600
Pacific Sunwear of California, Inc.*	49,500	268,290
Penske Automotive Group, Inc.*	28,300	492,986
PEP Boys-Manny, Moe & Jack	31,700	425,731
Pier 1 Imports, Inc.*	90,700	952,350
Rent-A-Center, Inc.	44,000	1,420,320
Rue21, Inc.*	9,400	275,514
Sally Beauty Holdings, Inc.*	59,000	857,270
Select Comfort Corp.*	34,900	318,637
Shoe Carnival, Inc.*	9,300	251,100
Sonic Automotive, Inc., Class A	27,100	358,804
Stage Stores, Inc.	26,700	462,978
Stein Mart, Inc.	18,500	171,125
Systemax, Inc.*	10,200	143,820
Talbots, Inc.*	44,895	382,505
Tractor Supply Co.	245,520	11,905,265
Ulta Salon Cosmetics & Fragrance, Inc.*	353,120	12,006,080

	Number of Shares	Value (Note 1)

Vitamin Shoppe, Inc.*	9,100	$306,124
West Marine, Inc.*	16,900	178,802
Wet Seal, Inc., Class A*	43,400	160,580
Winmark Corp.	5,600	188,384
Zumiez, Inc.*	16,356	439,486

		73,323,520

Textiles, Apparel & Luxury Goods (1.3%)
American Apparel, Inc.*	32,700	54,282
Carter’s, Inc.*	40,800	1,204,008
Cherokee, Inc.	10,800	203,148
Columbia Sportswear Co.	8,000	482,400
Crocs, Inc.*	53,300	912,496
Deckers Outdoor Corp.*	26,400	2,105,136
G-III Apparel Group Ltd.*	9,900	347,985
Iconix Brand Group, Inc.*	46,000	888,260
Jones Group, Inc.	57,200	888,888
Kenneth Cole Productions, Inc., Class A*	14,600	182,354
K-Swiss, Inc., Class A*	17,700	220,719
Liz Claiborne, Inc.*	63,700	456,092
Maidenform Brands, Inc.*	12,300	292,371
Movado Group, Inc.*	11,400	183,996
Oxford Industries, Inc.	8,000	204,880
Perry Ellis International, Inc.*	10,500	288,435
Quiksilver, Inc.*	97,100	492,297
Skechers U.S.A., Inc., Class A*	21,500	430,000
Steven Madden Ltd.*	17,250	719,670
Timberland Co., Class A*	26,419	649,643
True Religion Apparel, Inc.*	13,700	304,962
Under Armour, Inc., Class A*	22,800	1,250,352
Unifi, Inc.*	10,433	176,631
Vera Bradley, Inc.*	155,298	5,124,834
Volcom, Inc.	13,100	247,197
Warnaco Group, Inc.*	29,700	1,635,579
Wolverine World Wide, Inc.	34,600	1,103,048

		21,049,663

Total Consumer Discretionary		272,199,314

Consumer Staples (2.2%)
Beverages (0.1%)
Boston Beer Co., Inc., Class A*	4,700	446,923
Coca-Cola Bottling Co. Consolidated	2,800	155,624
Heckmann Corp.*	53,600	269,608
National Beverage Corp.	12,800	168,192

		1,040,347

Food & Staples Retailing (0.4%)
Andersons, Inc.	11,800	428,930
Arden Group, Inc., Class A	3,222	265,815
Casey’s General Stores, Inc.	25,550	1,086,130
Fresh Market, Inc.*	10,063	414,596
Ingles Markets, Inc., Class A	8,500	163,200
Nash Finch Co.	8,600	365,586
Pantry, Inc.*	15,000	297,900
Pricesmart, Inc.	10,800	410,724
Rite Aid Corp.*	356,300	314,684
Ruddick Corp.	30,000	1,105,200
Spartan Stores, Inc.	10,300	174,585

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2010

	Number of Shares	Value (Note 1)

Susser Holdings Corp.*	15,900	$220,215
United Natural Foods, Inc.*	32,800	1,203,104
Village Super Market, Inc., Class A	7,400	244,200
Weis Markets, Inc.	7,400	298,442
Winn-Dixie Stores, Inc.*	33,700	241,629

		7,234,940

Food Products (1.3%)
Alico, Inc.	8,700	207,408
B&G Foods, Inc.	30,200	414,646
Calavo Growers, Inc.	7,600	175,180
Cal-Maine Foods, Inc.	9,100	287,378
Chiquita Brands International, Inc.*	28,100	393,962
Darling International, Inc.*	53,300	707,824
Diamond Foods, Inc.	13,900	739,202
Dole Food Co., Inc.*	23,177	313,121
Farmer Bros Co.	6,932	123,390
Fresh Del Monte Produce, Inc.	24,600	613,770
Green Mountain Coffee Roasters, Inc.*	375,625	12,343,037
Hain Celestial Group, Inc.*	27,243	737,196
Imperial Sugar Co.	11,200	149,744
J&J Snack Foods Corp.	9,000	434,160
John B. Sanfilippo & Son, Inc.*	12,500	155,500
Lancaster Colony Corp.	13,000	743,600
Lifeway Foods, Inc.*	35,800	341,890
Limoneira Co.	7,900	226,730
Pilgrim’s Pride Corp.*	31,100	220,499
Sanderson Farms, Inc.	13,600	532,440
Seneca Foods Corp., Class A*	6,000	161,880
Smart Balance, Inc.*	40,700	176,231
Snyders-Lance, Inc.	16,400	384,416
Tootsie Roll Industries, Inc.	15,589	451,613
TreeHouse Foods, Inc.*	22,300	1,139,307

		22,174,124

Household Products (0.1%)
Central Garden & Pet Co., Class A*	34,800	343,824
Spectrum Brands Holdings, Inc.*	11,600	361,572
WD-40 Co.	10,700	430,996

		1,136,392

Personal Products (0.2%)
Elizabeth Arden, Inc.*	13,200	303,732
Inter Parfums, Inc.	14,300	269,555
Medifast, Inc.*	8,200	236,816
Nu Skin Enterprises, Inc., Class A	31,300	947,138
Nutraceutical International Corp.*	15,200	215,688
Prestige Brands Holdings, Inc.*	22,000	262,900
Revlon, Inc., Class A*	12,300	121,032
Schiff Nutrition International, Inc.	14,300	129,844
Synutra International, Inc.*	11,500	154,675
USANA Health Sciences, Inc.*	5,200	225,940

		2,867,320

	Number of Shares	Value (Note 1)

Tobacco (0.1%)
Alliance One International, Inc.*	41,900	$177,656
Star Scientific, Inc.*	164,600	320,970
Universal Corp.	17,400	708,180
Vector Group Ltd.	29,384	508,931

		1,715,737

Total Consumer Staples		36,168,860

Energy (6.2%)
Energy Equipment & Services (2.9%)
Allis-Chalmers Energy, Inc.*	34,011	241,138
Basic Energy Services, Inc.*	19,500	321,360
Bristow Group, Inc.*	23,001	1,089,098
Cal Dive International, Inc.*	60,200	341,334
CARBO Ceramics, Inc.	13,100	1,356,374
Complete Production Services, Inc.*	401,940	11,877,327
Dawson Geophysical Co.*	6,300	200,970
Dril-Quip, Inc.*	120,960	9,401,011
Global Geophysical Services, Inc.*	21,500	223,170
Global Industries Ltd.*	66,800	462,924
Gulf Island Fabrication, Inc.	8,000	225,440
Gulfmark Offshore, Inc., Class A*	14,200	431,680
Helix Energy Solutions Group, Inc.*	66,800	810,952
Hercules Offshore, Inc.*	58,900	203,794
Hornbeck Offshore Services, Inc.*	15,200	317,376
ION Geophysical Corp.*	81,200	688,576
Key Energy Services, Inc.*	82,700	1,073,446
Lufkin Industries, Inc.	20,600	1,285,234
Matrix Service Co.*	15,100	183,918
Natural Gas Services Group, Inc.*	9,600	181,536
Newpark Resources, Inc.*	56,300	346,808
Oceaneering International, Inc.*	113,140	8,330,498
Oil States International, Inc.*	64,070	4,106,246
OYO Geospace Corp.*	4,000	396,440
Parker Drilling Co.*	77,700	355,089
PHI, Inc. (Non-Voting)*	10,200	192,168
Pioneer Drilling Co.*	26,000	229,060
RPC, Inc.	29,700	538,164
T-3 Energy Services, Inc.*	9,100	362,453
Tesco Corp.*	19,300	306,484
TETRA Technologies, Inc.*	50,400	598,248
Union Drilling, Inc.*	49,000	356,720
Vantage Drilling Co.*	102,100	207,263
Willbros Group, Inc.*	25,200	247,464

		47,489,763

Oil, Gas & Consumable Fuels (3.3%)
Abraxas Petroleum Corp.*	65,200	297,964
Alon USA Energy, Inc.	34,700	207,506
Apco Oil and Gas International, Inc.	6,291	361,732
Approach Resources, Inc.*	11,600	267,960
ATP Oil & Gas Corp.*	25,300	423,522

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2010

	Number of Shares	Value (Note 1)

Berry Petroleum Co., Class A	35,500	$1,551,350
Bill Barrett Corp.*	29,400	1,209,222
BPZ Resources, Inc.*	59,700	284,172
Brigham Exploration Co.*	79,200	2,157,408
Cabot Oil & Gas Corp.	253,740	9,604,059
Callon Petroleum Co.*	39,700	235,024
CAMAC Energy, Inc.*	46,000	91,540
Carrizo Oil & Gas, Inc.*	17,900	617,371
Cheniere Energy, Inc.*	33,500	184,920
Clayton Williams Energy, Inc.*	5,300	445,041
Clean Energy Fuels Corp.*	21,500	297,560
Cloud Peak Energy, Inc.*	19,606	455,447
Contango Oil & Gas Co.*	7,207	417,502
Crosstex Energy, Inc.	42,000	372,120
CVR Energy, Inc.*	14,500	220,110
Delek U.S. Holdings, Inc.	43,500	316,680
Delta Petroleum Corp.*	326,600	248,216
DHT Holdings, Inc.	70,400	327,360
Endeavour International Corp.*	19,100	263,580
Energy Partners Ltd.*	18,500	274,910
Energy XXI Bermuda Ltd.*	47,701	1,319,887
FX Energy, Inc.*	51,600	317,340
Gastar Exploration Ltd.*	49,500	212,850
General Maritime Corp.	52,684	171,223
GeoResources, Inc.*	12,700	282,067
GMX Resources, Inc.*	20,400	112,608
Golar LNG Ltd.	22,100	331,721
Goodrich Petroleum Corp.*	14,800	261,072
Green Plains Renewable Energy, Inc.*	14,500	163,270
Gulfport Energy Corp.*	21,300	461,145
Hallador Energy Co.	16,800	176,232
Harvest Natural Resources, Inc.*	23,900	290,863
Houston American Energy Corp.	14,800	267,732
International Coal Group, Inc.*	83,200	643,968
James River Coal Co.*	14,300	362,219
Knightsbridge Tankers Ltd.	16,700	371,909
Kodiak Oil & Gas Corp.*	106,600	703,560
L&L Energy, Inc.*	18,800	203,040
Magnum Hunter Resources Corp.*	42,400	305,280
McMoRan Exploration Co.*	55,800	956,412
Miller Petroleum, Inc.*	42,000	218,400
Nordic American Tanker Shipping Ltd.	31,000	806,620
Northern Oil and Gas, Inc.*	26,400	718,344
Oasis Petroleum, Inc.*	32,600	884,112
Overseas Shipholding Group, Inc.	16,300	577,346
Panhandle Oil and Gas, Inc., Class A	5,800	159,036
Patriot Coal Corp.*	49,900	966,563
Penn Virginia Corp.	27,500	462,550
Petroleum Development Corp.*	12,900	544,509
PetroQuest Energy, Inc.*	38,600	290,658
Rentech, Inc.*	190,700	232,654
Resolute Energy Corp.*	24,300	358,668
REX American Resources Corp.*	13,400	205,824

	Number of Shares	Value (Note 1)

Rex Energy Corp.*	27,200	$371,280
Rosetta Resources, Inc.*	33,400	1,257,176
Scorpio Tankers, Inc.*	17,000	171,870
Ship Finance International Ltd.	27,200	585,344
SM Energy Co.	171,581	10,111,268
Stone Energy Corp.*	32,600	726,654
Swift Energy Co.*	23,800	931,770
Teekay Tankers Ltd., Class A	19,500	240,630
TransAtlantic Petroleum Ltd.*	94,100	313,353
Uranium Energy Corp.*	62,700	378,708
USEC, Inc.*	71,800	432,236
VAALCO Energy, Inc.*	27,900	199,764
Venoco, Inc.*	15,900	293,355
W&T Offshore, Inc.	22,700	405,649
Warren Resources, Inc.*	62,500	282,500
Western Refining, Inc.*	50,200	531,116
World Fuel Services Corp.	46,800	1,692,288

		54,396,919

Total Energy		101,886,682

Financials (13.2%)
Capital Markets (3.7%)
Affiliated Managers Group, Inc.*	83,980	8,332,496
American Capital Ltd.*	231,138	1,747,403
Apollo Investment Corp.	125,790	1,392,495
Arlington Asset Investment Corp., Class A	10,000	239,900
Artio Global Investors, Inc.	17,836	263,081
BGC Partners, Inc., Class A	29,440	244,646
BlackRock Kelso Capital Corp.	48,960	541,497
Calamos Asset Management, Inc., Class A	14,700	205,800
Capital Southwest Corp.	2,507	260,227
Cohen & Steers, Inc.	10,866	283,603
Cowen Group, Inc., Class A*	53,870	251,034
Diamond Hill Investment Group, Inc.	1,900	137,446
Duff & Phelps Corp., Class A	17,450	294,207
Epoch Holding Corp.	24,880	386,386
Evercore Partners, Inc., Class A	10,100	343,400
FBR Capital Markets Corp.*	48,000	183,360
Fifth Street Finance Corp.	36,450	442,503
Financial Engines, Inc.*	12,600	249,858
GAMCO Investors, Inc., Class A	4,530	217,485
GFI Group, Inc.	42,981	201,581
Gladstone Capital Corp.	14,300	164,736
Gladstone Investment Corp.	14,040	107,406
Gleacher & Co., Inc.*	89,770	212,755
Golub Capital BDC, Inc.	13,300	227,696
Greenhill & Co., Inc.	108,820	8,888,418
Harris & Harris Group, Inc.*	19,620	85,936
Hercules Technology Growth Capital, Inc.	24,307	251,820
HFF, Inc., Class A*	24,300	234,738
International Assets Holding Corp.*	9,500	224,200
Internet Capital Group, Inc.*	22,000	312,840
Investment Technology Group, Inc.*	27,900	456,723

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2010

	Number of Shares	Value (Note 1)

JMP Group, Inc.	9,300	$70,959
KBW, Inc.	241,191	6,734,053
Knight Capital Group, Inc., Class A*	62,004	855,035
LaBranche & Co., Inc.*	27,310	98,316
Ladenburg Thalmann Financial Services, Inc.*	128,800	150,696
Lazard Ltd., Class A	226,770	8,955,147
Main Street Capital Corp.	19,030	346,156
MCG Capital Corp.	41,570	289,743
Medallion Financial Corp.	15,894	130,331
MF Global Holdings Ltd.*	64,800	541,728
MVC Capital, Inc.	13,400	195,640
NGP Capital Resources Co.	39,053	359,288
Oppenheimer Holdings, Inc., Class A	7,900	207,059
optionsXpress Holdings, Inc.	26,900	421,523
PennantPark Investment Corp.	21,245	260,039
Penson Worldwide, Inc.*	16,500	80,685
Piper Jaffray Cos., Inc.*	11,800	413,118
Prospect Capital Corp.	52,161	563,339
Pzena Investment Management, Inc., Class A	27,600	202,860
Safeguard Scientifics, Inc.*	12,930	220,844
Sanders Morris Harris Group, Inc.	18,000	130,500
Solar Capital Ltd.	9,800	242,844
Stifel Financial Corp.*	189,633	11,764,831
SWS Group, Inc.	17,680	89,284
TICC Capital Corp.	16,910	189,561
TradeStation Group, Inc.*	20,900	141,075
Triangle Capital Corp.	12,200	231,800
Virtus Investment Partners, Inc.*	3,495	158,568
Westwood Holdings Group, Inc.	3,560	142,258

		61,572,956

Commercial Banks (3.4%)
1st Source Corp.	9,550	193,292
1st United Bancorp, Inc.*	23,400	161,694
Alliance Financial Corp./New York	2,610	84,434
American National Bankshares, Inc.	3,880	91,374
Ameris Bancorp*	32,282	340,252
Ames National Corp.	13,560	293,845
Arrow Financial Corp.	6,365	175,101
BancFirst Corp.	3,400	140,046
Banco Latinoamericano de Comercio Exterior S.A., Class E	17,420	321,573
Bancorp Rhode Island, Inc.	2,300	66,907
Bancorp, Inc./Delaware*	39,510	401,817
Bank of Marin Bancorp/ California	10,090	353,150
Bank of the Ozarks, Inc.	8,280	358,938
Boston Private Financial Holdings, Inc.	43,110	282,370
Bridge Bancorp, Inc.	5,500	135,575
Bryn Mawr Bank Corp.	16,600	289,670
Camden National Corp.	4,850	175,716

	Number of Shares	Value (Note 1)

Capital City Bank Group, Inc.	27,400	$345,240
Cardinal Financial Corp.	18,250	212,247
Cathay General Bancorp	50,401	841,697
Center Financial Corp.*	36,400	275,912
Centerstate Banks, Inc.	49,000	388,080
Chemical Financial Corp.	15,100	334,465
Citizens & Northern Corp.	7,700	114,422
Citizens Republic Bancorp, Inc.*	250,840	154,267
City Holding Co.	10,500	380,415
CNB Financial Corp./Pennsylvania	5,490	81,307
CoBiz Financial, Inc.	56,150	341,392
Columbia Banking System, Inc.	24,900	524,394
Community Bank System, Inc.	20,816	578,060
Community Trust Bancorp, Inc.	10,100	292,496
CVB Financial Corp.	54,800	475,116
Danvers Bancorp, Inc.	13,870	245,083
Eagle Bancorp, Inc.*	9,620	138,817
Enterprise Financial Services Corp.	7,230	75,626
F.N.B. Corp./Pennsylvania	73,500	721,770
Financial Institutions, Inc.	7,100	134,687
First Bancorp, Inc./Maine	5,540	87,477
First Bancorp/North Carolina	23,500	359,785
First Bancorp/Puerto Rico*	53,800	24,748
First Busey Corp.	30,580	143,726
First Commonwealth Financial Corp.	60,100	425,508
First Community Bancshares, Inc./Virginia	9,400	140,436
First Financial Bancorp	36,760	679,325
First Financial Bankshares, Inc.	13,500	690,930
First Financial Corp./Indiana	7,900	277,606
First Interstate Bancsystem, Inc.	12,300	187,452
First Merchants Corp.	18,600	164,796
First Midwest Bancorp, Inc./Illinois	47,300	544,896
First of Long Island Corp.	10,300	297,773
First South Bancorp, Inc./North Carolina	5,180	33,515
FirstMerit Corp.	74,540	1,475,147
German American Bancorp, Inc.	9,600	176,784
Glacier Bancorp, Inc.	45,730	690,980
Great Southern Bancorp, Inc.	7,500	176,925
Green Bankshares, Inc.*	15,100	48,320
Hancock Holding Co.	18,000	627,480
Hanmi Financial Corp.*	141,100	162,265
Heartland Financial USA, Inc.	8,390	146,489
Heritage Financial Corp./Washington*	18,440	256,685
Home Bancorp, Inc.*	5,680	78,498
Home Bancshares, Inc./Arkansas	12,247	269,801
Hudson Valley Holding Corp.	8,800	217,888
IBERIABANK Corp.	120,834	7,144,914
Independent Bank Corp./Massachusetts	13,600	367,880
International Bancshares Corp.	33,400	669,002
Investors Bancorp, Inc.*	32,200	422,464

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2010

	Number of Shares	Value (Note 1)

Lakeland Bancorp, Inc.	32,600	$357,622
Lakeland Financial Corp.	10,070	216,102
MainSource Financial Group, Inc.	35,300	367,473
MB Financial, Inc.	31,700	549,044
Merchants Bancshares, Inc.	3,050	84,058
Metro Bancorp, Inc.*	20,050	220,751
Nara Bancorp, Inc.*	20,100	197,382
National Bankshares, Inc./ Virginia	5,800	182,642
National Penn Bancshares, Inc.	80,100	643,203
NBT Bancorp, Inc.	22,900	553,035
Northfield Bancorp, Inc./New Jersey	13,300	177,156
Old National Bancorp/Indiana	55,300	657,517
OmniAmerican Bancorp, Inc.*	7,550	102,303
Oriental Financial Group, Inc.	33,400	417,166
Orrstown Financial Services, Inc.	11,800	323,438
Pacific Continental Corp.	16,800	169,008
PacWest Bancorp	18,400	393,392
Park National Corp.	7,450	541,392
Peapack-Gladstone Financial Corp.	5,545	72,362
Penns Woods Bancorp, Inc.	2,440	97,112
Peoples Bancorp, Inc./Ohio	18,500	289,525
Pinnacle Financial Partners, Inc.*	21,281	288,996
PrivateBancorp, Inc.	34,018	489,179
Prosperity Bancshares, Inc.	32,450	1,274,636
Renasant Corp.	13,400	226,594
Republic Bancorp, Inc./Kentucky, Class A	6,400	152,000
S&T Bancorp, Inc.	14,961	337,969
Sandy Spring Bancorp, Inc.	15,310	282,163
SCBT Financial Corp.	8,200	268,550
Sierra Bancorp	6,500	69,745
Signature Bank/New York*	52,800	2,640,000
Simmons First National Corp., Class A	10,620	302,670
Southside Bancshares, Inc.	8,768	184,742
Southwest Bancorp, Inc./Oklahoma*	24,000	297,600
State Bancorp, Inc./New York	28,600	264,550
StellarOne Corp.	14,440	209,958
Sterling Bancorp/New York	17,000	177,990
Sterling Bancshares, Inc./Texas	65,220	457,844
Suffolk Bancorp	6,100	150,548
Susquehanna Bancshares, Inc.	83,203	805,405
SVB Financial Group*	28,927	1,534,577
SY Bancorp, Inc.	6,300	154,665
Taylor Capital Group, Inc.*	13,900	182,785
Texas Capital Bancshares, Inc.*	22,650	481,766
Tompkins Financial Corp.	6,051	236,957
Tower Bancorp, Inc.	11,330	249,713
TowneBank/Virginia	14,790	235,013
Trico Bancshares	8,850	142,927
Trustmark Corp.	40,480	1,005,523
UMB Financial Corp.	20,400	844,968
Umpqua Holdings Corp.	72,490	882,928
Union First Market Bankshares Corp.	16,450	243,131

	Number of Shares	Value (Note 1)

United Bankshares, Inc.	24,280	$708,976
United Community Banks, Inc./Georgia*	173,592	338,504
Univest Corp. of Pennsylvania	10,447	200,269
Virginia Commerce Bancorp, Inc.*	27,800	171,804
Washington Banking Co.	9,730	133,398
Washington Trust Bancorp, Inc.	10,300	225,364
Webster Financial Corp.	43,400	854,980
WesBanco, Inc.	16,600	314,736
West Bancorp, Inc.	9,900	77,121
West Coast Bancorp/Oregon*	66,400	187,248
Westamerica Bancorp	19,100	1,059,477
Western Alliance Bancorp*	44,400	326,784
Whitney Holding Corp./Louisiana	61,700	873,055
Wilshire Bancorp, Inc.	16,500	125,730
Wintrust Financial Corp.	19,170	633,185

		55,429,148

Consumer Finance (0.3%)
Advance America Cash Advance Centers, Inc.	29,170	164,519
Cash America International, Inc.	19,200	709,056
CompuCredit Holdings Corp.*	43,400	302,932
Credit Acceptance Corp.*	5,000	313,850
Dollar Financial Corp.*	15,100	432,313
EZCORP, Inc., Class A*	30,300	822,039
First Cash Financial Services, Inc.*	19,900	616,701
First Marblehead Corp.*	127,370	276,393
Nelnet, Inc., Class A	16,850	399,176
Netspend Holdings, Inc.*	21,566	276,476
Student Loan Corp.	7,300	236,812
World Acceptance Corp.*	10,320	544,896

		5,095,163

Diversified Financial Services (0.2%)
Asset Acceptance Capital Corp.*	9,500	56,335
Compass Diversified Holdings	20,050	354,684
Encore Capital Group, Inc.*	8,450	198,153
Life Partners Holdings, Inc.	14,170	271,072
MarketAxess Holdings, Inc.	20,100	418,281
NewStar Financial, Inc.*	17,600	186,032
PHH Corp.*	36,400	842,660
PICO Holdings, Inc.*	14,400	457,920
Portfolio Recovery Associates, Inc.*	10,780	810,656
Primus Guaranty Ltd.*	47,900	243,332

		3,839,125

Insurance (1.4%)
Alterra Capital Holdings Ltd.	61,600	1,333,024
American Equity Investment Life Holding Co.	36,980	464,099
American Safety Insurance Holdings Ltd.*	7,900	168,902
AMERISAFE, Inc.*	11,990	209,825
Amtrust Financial Services, Inc.	14,800	259,000

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2010

	Number of Shares	Value (Note 1)

Argo Group International Holdings Ltd.	19,900	$745,255
Baldwin & Lyons, Inc., Class B	6,487	152,639
Citizens, Inc./Texas*	17,600	131,120
CNA Surety Corp.*	10,690	253,139
CNO Financial Group, Inc.*	161,400	1,094,292
Crawford & Co., Class B*	60,900	207,060
Delphi Financial Group, Inc., Class A	32,805	946,096
Donegal Group, Inc., Class A	11,200	162,176
eHealth, Inc.*	16,600	235,554
EMC Insurance Group, Inc.	11,712	265,160
Employers Holdings, Inc.	30,900	540,132
Enstar Group Ltd.*	4,450	376,381
FBL Financial Group, Inc., Class A	8,200	235,094
First American Financial Corp.	66,400	992,016
First Mercury Financial Corp.	10,000	164,000
Flagstone Reinsurance Holdings S.A.	33,774	425,552
FPIC Insurance Group, Inc.*	5,700	210,672
Gerova Financial Group Ltd.*	10,320	309,600
Global Indemnity plc*	11,550	236,197
Greenlight Capital Reinsurance Ltd., Class A*	16,866	452,177
Hallmark Financial Services*	18,200	165,620
Harleysville Group, Inc.	8,800	323,312
Hilltop Holdings, Inc.*	24,641	244,439
Horace Mann Educators Corp.	24,910	449,376
Infinity Property & Casualty Corp.	9,300	574,740
Kansas City Life Insurance Co.	9,090	300,243
Maiden Holdings Ltd.	31,730	249,398
Meadowbrook Insurance Group, Inc.	38,500	394,625
Montpelier Reinsurance Holdings Ltd.	45,200	901,288
National Financial Partners Corp.*	26,165	350,611
National Interstate Corp.	13,380	286,332
National Western Life Insurance Co., Class A	1,430	238,410
Navigators Group, Inc.*	7,600	382,660
Phoenix Cos., Inc.*	69,800	177,292
Platinum Underwriters Holdings Ltd.	28,380	1,276,249
Presidential Life Corp.	13,900	138,027
Primerica, Inc.	15,400	373,450
ProAssurance Corp.*	22,600	1,369,560
RLI Corp.	12,000	630,840
Safety Insurance Group, Inc.	8,350	397,210
SeaBright Holdings, Inc.	13,790	127,144
Selective Insurance Group, Inc.	33,590	609,658
State Auto Financial Corp.	9,100	158,522
Stewart Information Services Corp.	18,800	216,764
Tower Group, Inc.	27,126	693,883
United Fire & Casualty Co.	14,600	325,872
Universal Insurance Holdings, Inc.	44,300	215,741

		22,140,428

	Number of Shares	Value (Note 1)

Real Estate Investment Trusts (REITs) (3.3%)
Acadia Realty Trust (REIT)	25,986	$473,985
Agree Realty Corp. (REIT)	7,178	187,992
Alexander’s, Inc. (REIT)	1,300	535,964
American Campus Communities, Inc. (REIT)	44,121	1,401,283
American Capital Agency Corp. (REIT)	34,418	989,173
Anworth Mortgage Asset Corp. (REIT)	72,100	504,700
Apollo Commercial Real Estate Finance, Inc. (REIT)	19,160	313,266
Ashford Hospitality Trust, Inc. (REIT)*	28,450	274,542
Associated Estates Realty Corp. (REIT)	28,500	435,765
BioMed Realty Trust, Inc. (REIT)	89,500	1,669,175
CapLease, Inc. (REIT)	32,770	190,721
Capstead Mortgage Corp. (REIT)	44,010	554,086
CBL & Associates Properties, Inc. (REIT)	94,460	1,653,050
Cedar Shopping Centers, Inc. (REIT)	28,700	180,523
Chesapeake Lodging Trust (REIT)	16,970	319,206
Cogdell Spencer, Inc. (REIT)	19,070	110,606
Colonial Properties Trust (REIT)	53,100	958,455
Colony Financial, Inc. (REIT)	9,234	184,865
Cousins Properties, Inc. (REIT)	48,102	401,171
CreXus Investment Corp. (REIT)	26,440	346,364
Cypress Sharpridge Investments, Inc. (REIT)	24,400	315,004
DCT Industrial Trust, Inc. (REIT)	130,300	691,893
DiamondRock Hospitality Co. (REIT)*	98,608	1,183,296
DuPont Fabros Technology, Inc. (REIT)	24,330	517,499
Dynex Capital, Inc. (REIT)	27,130	296,260
EastGroup Properties, Inc. (REIT)	16,900	715,208
Education Realty Trust, Inc. (REIT)	36,600	284,382
Entertainment Properties Trust (REIT)	31,778	1,469,732
Equity Lifestyle Properties, Inc. (REIT)	16,300	911,659
Equity One, Inc. (REIT)	23,700	430,866
Excel Trust, Inc. (REIT)	14,300	173,030
Extra Space Storage, Inc. (REIT)	54,930	955,782
FelCor Lodging Trust, Inc. (REIT)*	64,940	457,178
First Industrial Realty Trust, Inc. (REIT)*	36,300	317,988
First Potomac Realty Trust (REIT)	24,057	404,639

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2010

	Number of Shares	Value (Note 1)

Franklin Street Properties Corp. (REIT)	42,300	$602,775
Getty Realty Corp. (REIT)	11,120	347,834
Gladstone Commercial Corp. (REIT)	5,450	102,623
Glimcher Realty Trust (REIT)	57,630	484,092
Government Properties Income Trust (REIT)	18,650	499,633
Hatteras Financial Corp. (REIT)	31,400	950,478
Healthcare Realty Trust, Inc. (REIT)	38,900	823,513
Hersha Hospitality Trust (REIT)	76,989	508,127
Highwoods Properties, Inc. (REIT)	48,040	1,530,074
Home Properties, Inc. (REIT)	25,240	1,400,568
Inland Real Estate Corp. (REIT)	47,500	418,000
Invesco Mortgage Capital, Inc. (REIT)	27,280	595,795
Investors Real Estate Trust (REIT)	46,300	415,311
iStar Financial, Inc. (REIT)*	66,700	521,594
Kilroy Realty Corp. (REIT)	36,400	1,327,508
Kite Realty Group Trust (REIT)	29,430	159,216
LaSalle Hotel Properties (REIT)	44,350	1,170,840
Lexington Realty Trust (REIT)	63,545	505,183
LTC Properties, Inc. (REIT)	15,000	421,200
Medical Properties Trust, Inc. (REIT)	70,618	764,793
MFA Financial, Inc. (REIT)	192,390	1,569,902
Mid-America Apartment Communities, Inc. (REIT)	22,250	1,412,652
Mission West Properties, Inc. (REIT)	18,245	122,059
Monmouth Real Estate Investment Corp. (REIT), Class A	42,560	361,760
National Health Investors, Inc. (REIT)	17,400	783,348
National Retail Properties, Inc. (REIT)	55,750	1,477,375
Newcastle Investment Corp. (REIT)*	67,000	448,900
NorthStar Realty Finance Corp. (REIT)	42,180	200,355
Omega Healthcare Investors, Inc. (REIT)	61,430	1,378,489
One Liberty Properties, Inc. (REIT)	11,800	197,060
Parkway Properties, Inc./Maryland (REIT)	14,169	248,241
Pebblebrook Hotel Trust (REIT)	22,928	465,897
Pennsylvania Real Estate Investment Trust (REIT)	31,600	459,148
PennyMac Mortgage Investment Trust (REIT)	9,300	168,795

	Number of Shares	Value (Note 1)

Post Properties, Inc. (REIT)	30,800	$1,118,040
Potlatch Corp. (REIT)	26,100	849,555
PS Business Parks, Inc. (REIT)	11,400	635,208
RAIT Financial Trust (REIT)*	63,100	138,189
Ramco-Gershenson Properties Trust (REIT)	18,200	226,590
Redwood Trust, Inc. (REIT)	51,900	774,867
Resource Capital Corp. (REIT)	20,650	152,397
Retail Opportunity Investments Corp. (REIT)	26,700	264,597
Sabra Healthcare REIT, Inc. (REIT)	16,900	310,960
Saul Centers, Inc. (REIT)	4,450	210,707
Sovran Self Storage, Inc. (REIT)	17,400	640,494
Strategic Hotels & Resorts, Inc. (REIT)*	94,972	502,402
Sun Communities, Inc. (REIT)	10,700	356,417
Sunstone Hotel Investors, Inc. (REIT)*	62,263	643,177
Tanger Factory Outlet Centers (REIT)	28,100	1,438,439
Terreno Realty Corp. (REIT)*	5,560	99,691
Two Harbors Investment Corp. (REIT)	22,200	217,338
Universal Health Realty Income Trust (REIT)	7,050	257,537
Urstadt Biddle Properties, Inc. (REIT), Class A	12,970	252,266
U-Store-It Trust (REIT)	62,550	596,102
Walter Investment Management Corp. (REIT)	14,640	262,642
Washington Real Estate Investment Trust (REIT)	40,800	1,264,392
Winthrop Realty Trust (REIT)	9,550	122,145

		54,986,598

Real Estate Management & Development (0.1%)
Avatar Holdings, Inc.*	13,000	257,660
Campus Crest Communities, Inc. (REIT)	21,164	296,719
Consolidated-Tomoka Land Co.	9,300	268,770
Forestar Group, Inc.*	24,000	463,200
Hudson Pacific Properties, Inc. (REIT)	13,700	206,185
Kennedy-Wilson Holdings, Inc.*	17,600	175,824
Tejon Ranch Co.*	7,900	217,645

		1,886,003

Thrifts & Mortgage Finance (0.8%)
Abington Bancorp, Inc.	13,900	165,827
Astoria Financial Corp.	57,300	797,043
Bank Mutual Corp.	31,300	149,614
BankFinancial Corp.	17,900	174,525
Beneficial Mutual Bancorp, Inc.*	20,770	183,399
Berkshire Hills Bancorp, Inc.	9,200	203,320
Brookline Bancorp, Inc.	37,534	407,244
Clifton Savings Bancorp, Inc.	20,500	221,605

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2010

	Number of Shares	Value (Note 1)

Dime Community Bancshares, Inc.	16,700	$243,653
Doral Financial Corp.*	220,700	304,566
ESB Financial Corp.	10,100	164,024
ESSA Bancorp, Inc.	13,300	175,826
First Financial Holdings, Inc.	10,110	116,366
Flagstar Bancorp, Inc.*	113,800	185,494
Flushing Financial Corp.	19,150	268,100
Home Federal Bancorp, Inc./ Idaho	29,500	361,965
Kearny Financial Corp.	32,607	280,420
Meridian Interstate Bancorp, Inc.*	22,300	262,917
MGIC Investment Corp.*	128,551	1,309,935
NewAlliance Bancshares, Inc.	71,700	1,074,066
Northwest Bancshares, Inc.	70,770	832,255
OceanFirst Financial Corp.	25,430	327,284
Ocwen Financial Corp.*	47,400	452,196
Oritani Financial Corp.	28,794	352,439
PMI Group, Inc.*	89,564	295,561
Provident Financial Services, Inc.	36,100	546,193
Provident New York Bancorp	18,900	198,261
Radian Group, Inc.	83,766	675,992
Rockville Financial, Inc.	14,900	182,078
Roma Financial Corp.	16,500	174,900
Territorial Bancorp, Inc.	9,900	197,109
TrustCo Bank Corp. NY	50,000	317,000
United Financial Bancorp, Inc.	11,100	169,497
ViewPoint Financial Group	22,130	258,700
Westfield Financial, Inc.	19,840	183,520
WSFS Financial Corp.	3,900	185,016

		12,397,910

Total Financials		217,347,331

Health Care (14.3%)
Biotechnology (3.8%)
Acorda Therapeutics, Inc.*	23,600	643,336
Affymax, Inc.*	11,200	74,480
Alexion Pharmaceuticals, Inc.*	104,840	8,444,862
Alkermes, Inc.*	62,000	761,360
Allos Therapeutics, Inc.*	38,200	176,102
Alnylam Pharmaceuticals, Inc.*	20,900	206,074
AMAG Pharmaceuticals, Inc.*	13,853	250,739
Anthera Pharmaceuticals, Inc.*	10,578	51,621
Arena Pharmaceuticals, Inc.*	75,100	129,172
ARIAD Pharmaceuticals, Inc.*	59,500	303,450
ArQule, Inc.*	30,200	177,274
Array BioPharma, Inc.*	92,500	276,575
AVEO Pharmaceuticals, Inc.*	26,800	391,816
AVI BioPharma, Inc.*	107,900	228,748
BioCryst Pharmaceuticals, Inc.*	56,500	292,105
Biotime, Inc.*	27,400	228,242
Celera Corp.*	50,800	320,040
Celldex Therapeutics, Inc.*	12,900	53,148
Cepheid, Inc.*	37,200	846,300
Chelsea Therapeutics International Ltd.*	38,800	291,000
Clinical Data, Inc.*	11,400	181,374
Codexis, Inc.*	21,866	231,780
Cubist Pharmaceuticals, Inc.*	36,400	778,960

	Number of Shares	Value (Note 1)

Cytokinetics, Inc.*	34,200	$71,478
Cytori Therapeutics, Inc.*	28,800	149,472
Dendreon Corp.*	66,380	2,317,990
Dyax Corp.*	129,700	277,558
Dynavax Technologies Corp.*	93,600	299,520
Emergent Biosolutions, Inc.*	10,500	246,330
Enzon Pharmaceuticals, Inc.*	37,800	460,026
Exact Sciences Corp.*	28,700	171,626
Exelixis, Inc.*	65,800	540,218
Genomic Health, Inc.*	20,700	442,773
Geron Corp.*	56,900	294,173
Halozyme Therapeutics, Inc.*	39,500	312,840
Human Genome Sciences, Inc.*	233,630	5,581,421
Idenix Pharmaceuticals, Inc.*	47,200	237,888
Immunogen, Inc.*	44,800	414,848
Immunomedics, Inc.*	58,400	209,072
Incyte Corp.*	216,195	3,580,189
InterMune, Inc.*	113,100	4,116,840
Ironwood Pharmaceuticals, Inc.*	258,870	2,679,305
Isis Pharmaceuticals, Inc.*	59,600	603,152
Keryx Biopharmaceuticals, Inc.*	47,100	215,718
Lexicon Pharmaceuticals, Inc.*	224,300	322,992
Ligand Pharmaceuticals, Inc., Class B*	12,650	112,838
MannKind Corp.*	33,455	269,647
Martek Biosciences Corp.*	19,900	622,870
Maxygen, Inc.	18,000	70,740
Medivation, Inc.*	16,800	254,856
Metabolix, Inc.*	11,700	142,389
Micromet, Inc.*	51,700	419,804
Momenta Pharmaceuticals, Inc.*	25,300	378,741
Nabi Biopharmaceuticals*	33,400	193,386
Neurocrine Biosciences, Inc.*	43,100	329,284
Novavax, Inc.*	60,400	146,772
NPS Pharmaceuticals, Inc.*	31,800	251,220
Omeros Corp.*	24,200	199,408
Onyx Pharmaceuticals, Inc.*	41,900	1,544,853
Opko Health, Inc.*	73,800	270,846
Orexigen Therapeutics, Inc.*	27,500	222,200
Osiris Therapeutics, Inc.*	32,000	249,280
PDL BioPharma, Inc.	79,300	494,039
Pharmacyclics, Inc.*	28,700	174,496
Pharmasset, Inc.*	53,962	2,342,490
Progenics Pharmaceuticals, Inc.*	33,600	183,456
Rigel Pharmaceuticals, Inc.*	31,600	237,948
Sangamo BioSciences, Inc.*	29,300	194,552
Savient Pharmaceuticals, Inc.*	45,800	510,212
Sciclone Pharmaceuticals, Inc.*	59,900	250,382
Seattle Genetics, Inc.*	56,000	837,200
SIGA Technologies, Inc.*	19,900	278,600
Spectrum Pharmaceuticals, Inc.*	75,600	519,372
StemCells, Inc.*	92,700	100,116
Synta Pharmaceuticals Corp.*	47,400	290,088
Targacept, Inc.*	15,200	402,800
Theravance, Inc.*	44,500	1,115,615
United Therapeutics Corp.*	145,770	9,215,579
Vanda Pharmaceuticals, Inc.*	17,800	168,388

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2010

	Number of Shares	Value (Note 1)

Vical, Inc.*	58,300	$117,766
ZIOPHARM Oncology, Inc.*	54,200	252,572

		62,248,792

Health Care Equipment & Supplies (3.4%)
Abaxis, Inc.*	14,700	394,695
ABIOMED, Inc.*	17,100	164,331
Accuray, Inc.*	23,200	156,600
Align Technology, Inc.*	234,340	4,579,004
Alimera Sciences, Inc.*	20,000	207,600
Alphatec Holdings, Inc.*	124,000	334,800
American Medical Systems Holdings, Inc.*	48,800	920,368
Analogic Corp.	8,700	430,737
AngioDynamics, Inc.*	11,400	175,218
ArthroCare Corp.*	17,200	534,232
Atrion Corp.	1,200	215,352
Cantel Medical Corp.	10,300	241,020
Conceptus, Inc.*	19,600	270,480
CONMED Corp.*	18,600	491,598
CryoLife, Inc.*	17,100	92,682
Cyberonics, Inc.*	18,300	567,666
Delcath Systems, Inc.*	21,000	205,800
DexCom, Inc.*	35,800	488,670
DynaVox, Inc., Class A*	36,500	187,245
Endologix, Inc.*	46,600	333,190
Exactech, Inc.*	6,800	127,976
Greatbatch, Inc.*	15,100	364,665
Haemonetics Corp.*	16,500	1,042,470
HeartWare International, Inc.*	6,100	534,177
ICU Medical, Inc.*	7,600	277,400
Immucor, Inc.*	43,700	866,571
Insulet Corp.*	24,300	376,650
Integra LifeSciences Holdings Corp.*	14,300	676,390
Invacare Corp.	20,100	606,216
IRIS International, Inc.*	10,400	106,392
Kensey Nash Corp.*	5,800	161,414
MAKO Surgical Corp.*	16,200	246,564
Masimo Corp.	33,950	986,927
Medical Action Industries, Inc.*	13,200	126,456
MELA Sciences, Inc.*	16,100	53,935
Meridian Bioscience, Inc.	26,900	623,004
Merit Medical Systems, Inc.*	17,900	283,357
Natus Medical, Inc.*	18,100	256,658
Neogen Corp.*	14,400	590,832
NuVasive, Inc.*	25,900	664,335
NxStage Medical, Inc.*	197,447	4,912,481
OraSure Technologies, Inc.*	33,600	193,200
Orthofix International N.V.*	8,900	258,100
Orthovita, Inc.*	43,000	86,430
Palomar Medical Technologies, Inc.*	12,100	171,941
Quidel Corp.*	17,000	245,650
ResMed, Inc.*	223,460	7,740,654
Rochester Medical Corp.*	11,000	120,120
RTI Biologics, Inc.*	36,200	96,654
Sirona Dental Systems, Inc.*	180,550	7,543,379
SonoSite, Inc.*	7,900	249,640
Spectranetics Corp.*	35,600	183,696
STAAR Surgical Co.*	31,400	191,540
Stereotaxis, Inc.*	74,100	283,803

	Number of Shares	Value (Note 1)

STERIS Corp.	38,700	$1,411,002
SurModics, Inc.*	21,900	259,953
Symmetry Medical, Inc.*	23,800	220,150
Syneron Medical Ltd.*	22,700	231,313
Synovis Life Technologies, Inc.*	7,400	119,214
TomoTherapy, Inc.*	62,300	224,903
Unilife Corp.*	31,400	166,420
Vascular Solutions, Inc.*	17,600	206,272
Volcano Corp.*	350,350	9,568,058
West Pharmaceutical Services, Inc.	21,900	902,280
Wright Medical Group, Inc.*	23,600	366,508
Young Innovations, Inc.	7,000	224,070
Zoll Medical Corp.*	14,100	524,943

		56,666,051

Health Care Providers & Services (4.5%)
Accretive Health, Inc.*	13,900	225,875
Air Methods Corp.*	7,000	393,890
Alliance HealthCare Services, Inc.*	86,800	368,032
Almost Family, Inc.*	4,600	176,732
Amedisys, Inc.*	17,900	599,650
America Service Group, Inc.	10,400	157,456
American Dental Partners, Inc.*	13,800	186,438
AMERIGROUP Corp.*	34,600	1,519,632
AMN Healthcare Services, Inc.*	60,200	369,628
Amsurg Corp.*	17,416	364,865
Assisted Living Concepts, Inc., Class A*	5,680	184,770
Bio-Reference Labs, Inc.*	15,800	350,444
BioScrip, Inc.*	30,700	160,561
CardioNet, Inc.*	15,855	74,201
Catalyst Health Solutions, Inc.*	24,500	1,139,005
Centene Corp.*	357,240	9,052,462
Chemed Corp.	14,500	920,895
Chindex International, Inc.*	13,100	216,019
Continucare Corp.*	49,200	230,256
Corvel Corp.*	5,900	285,265
Cross Country Healthcare, Inc.*	17,000	143,990
Emergency Medical Services Corp., Class A*	184,180	11,899,870
Emeritus Corp.*	15,191	299,415
Ensign Group, Inc.	7,300	181,551
Five Star Quality Care, Inc.*	36,600	258,762
Genoptix, Inc.*	9,650	183,543
Gentiva Health Services, Inc.*	19,400	516,040
Hanger Orthopedic Group, Inc.*	20,000	423,800
HealthSouth Corp.*	59,100	1,223,961
Healthspring, Inc.*	362,809	9,625,323
Healthways, Inc.*	22,800	254,448
HMS Holdings Corp.*	185,760	12,031,675
IPC The Hospitalist Co., Inc.*	10,800	421,308
Kindred Healthcare, Inc.*	26,100	479,457
Landauer, Inc.	6,233	373,793
LHC Group, Inc.*	9,600	288,000

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2010

	Number of Shares	Value (Note 1)

Magellan Health Services, Inc.*	228,670	$10,811,518
MedCath Corp.*	13,300	185,535
Molina Healthcare, Inc.*	6,800	189,380
MWI Veterinary Supply, Inc.*	7,200	454,680
National Healthcare Corp.	5,900	272,993
National Research Corp.	12,000	411,000
Owens & Minor, Inc.#	39,750	1,169,842
PharMerica Corp.*	19,300	220,985
Providence Service Corp.*	13,300	213,731
PSS World Medical, Inc.*	39,700	897,220
RehabCare Group, Inc.*	15,800	374,460
Rural/Metro Corp.*	24,600	358,668
Select Medical Holdings Corp.*	21,619	158,035
Skilled Healthcare Group, Inc., Class A*	51,490	462,380
Sun Healthcare Group, Inc.*	16,900	213,954
Sunrise Senior Living, Inc.*	66,600	362,970
Team Health Holdings, Inc.*	12,700	197,358
Triple-S Management Corp., Class B*	11,700	223,236
U.S. Physical Therapy, Inc.*	8,500	168,470
Universal American Corp.	17,100	349,695
WellCare Health Plans, Inc.*	28,300	855,226

		74,132,348

Health Care Technology (0.9%)
athenahealth, Inc.*	22,450	920,001
Computer Programs & Systems, Inc.	6,500	304,460
MedAssets, Inc.*	26,400	533,016
Medidata Solutions, Inc.*	9,300	222,084
MedQuist, Inc.	24,300	210,195
Merge Healthcare, Inc.*	37,800	140,994
Omnicell, Inc.*	14,700	212,415
Quality Systems, Inc.	12,100	844,822
SXC Health Solutions Corp.*	257,960	11,056,166
Vital Images, Inc.*	8,700	121,626

		14,565,779

Life Sciences Tools & Services (0.3%)
Accelrys, Inc.*	35,661	295,986
Affymetrix, Inc.*	48,000	241,440
Albany Molecular Research, Inc.*	20,300	114,086
Bruker Corp.*	46,400	770,240
Caliper Life Sciences, Inc.*	46,400	294,176
Cambrex Corp.*	26,300	135,971
Dionex Corp.*	11,900	1,404,319
Enzo Biochem, Inc.*	32,500	171,600
eResearchTechnology, Inc.*	27,400	201,390
Kendle International, Inc.*	21,900	238,491
Luminex Corp.*	28,500	520,980
PAREXEL International Corp.*	36,777	780,776
Sequenom, Inc.*	40,000	320,800

		5,490,255

Pharmaceuticals (1.4%)
Acura Pharmaceuticals, Inc.*	17,404	57,607
Akorn, Inc.*	63,800	387,266
Alexza Pharmaceuticals, Inc.*	62,500	78,125

	Number of Shares	Value (Note 1)

Ardea Biosciences, Inc.*	8,100	$210,600
Auxilium Pharmaceuticals, Inc.*	30,200	637,220
AVANIR Pharmaceuticals, Inc., Class A*	74,100	302,328
BioMimetic Therapeutics, Inc.*	31,000	393,700
BMP Sunstone Corp.*	26,400	261,624
Cadence Pharmaceuticals, Inc.*	15,700	118,535
Caraco Pharmaceutical Laboratories Ltd.*	66,500	301,910
Corcept Therapeutics, Inc.*	56,200	216,932
Cornerstone Therapeutics, Inc.*	12,900	74,691
Cumberland Pharmaceuticals, Inc.*	11,300	67,687
Cypress Bioscience, Inc.*	59,800	387,504
Depomed, Inc.*	45,000	286,200
Durect Corp.*	59,736	206,089
Eurand N.V.*	20,800	246,064
Hi-Tech Pharmacal Co., Inc.*	9,000	224,550
Impax Laboratories, Inc.*	40,600	816,466
Inspire Pharmaceuticals, Inc.*	38,932	327,029
Jazz Pharmaceuticals, Inc.*	23,800	468,384
Lannett Co., Inc.*	24,100	134,719
MAP Pharmaceuticals, Inc.*	11,500	192,510
Medicines Co.*	31,500	445,095
Medicis Pharmaceutical Corp., Class A	39,400	1,055,526
Nektar Therapeutics*	296,420	3,808,997
Obagi Medical Products, Inc.*	15,000	173,250
Optimer Pharmaceuticals, Inc.*	18,600	210,366
Pain Therapeutics, Inc.*	21,400	144,450
Par Pharmaceutical Cos., Inc.*	22,400	862,624
Pozen, Inc.*	50,300	334,495
Questcor Pharmaceuticals, Inc.*	41,400	609,822
Salix Pharmaceuticals Ltd.*	165,750	7,783,620
Santarus, Inc.*	51,800	169,386
Sucampo Pharmaceuticals, Inc., Class A*	21,600	82,944
ViroPharma, Inc.*	51,100	885,052
Vivus, Inc.*	53,400	500,358
XenoPort, Inc.*	19,800	168,696

		23,632,421

Total Health Care		236,735,646

Industrials (18.7%)
Aerospace & Defense (1.5%)
AAR Corp.*	24,500	673,015
Aerovironment, Inc.*	11,100	297,813
American Science & Engineering, Inc.	6,082	518,369
Applied Signal Technology, Inc.	6,000	227,340
Astronics Corp.*	11,500	241,500
Ceradyne, Inc.*	16,600	523,398
Cubic Corp.	12,600	594,090
Curtiss-Wright Corp.	29,400	976,080
DigitalGlobe, Inc.*	17,600	558,096
Ducommun, Inc.	8,200	178,596
Esterline Technologies Corp.*	21,300	1,460,967
GenCorp, Inc.*	31,800	164,406
GeoEye, Inc.*	15,000	635,850
HEICO Corp.	19,375	988,706

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2010

	Number of Shares	Value (Note 1)

Herley Industries, Inc.*	9,300	$161,076
Hexcel Corp.*	609,571	11,027,139
Kratos Defense & Security Solutions, Inc.*	18,400	242,328
Ladish Co., Inc.*	10,100	490,961
LMI Aerospace, Inc.*	11,400	182,286
Moog, Inc., Class A*	30,800	1,225,840
National Presto Industries, Inc.	3,578	465,176
Orbital Sciences Corp.*	39,400	674,922
Taser International, Inc.*	32,100	150,870
Teledyne Technologies, Inc.*	25,200	1,108,044
Triumph Group, Inc.	11,300	1,010,333

		24,777,201

Air Freight & Logistics (0.6%)
Air Transport Services Group, Inc.*	35,200	278,080
Atlas Air Worldwide Holdings, Inc.*	150,971	8,428,711
Dynamex, Inc.*	10,800	267,408
Forward Air Corp.	18,500	525,030
Hub Group, Inc., Class A*	24,700	867,958
Pacer International, Inc.*	25,100	171,684
Park-Ohio Holdings Corp.*	13,400	280,194

		10,819,065

Airlines (0.3%)
AirTran Holdings, Inc.*	91,700	677,663
Alaska Air Group, Inc.*	26,400	1,496,616
Allegiant Travel Co.	10,190	501,756
Hawaiian Holdings, Inc.*	28,300	221,872
JetBlue Airways Corp.*	154,200	1,019,262
Republic Airways Holdings, Inc.*	22,100	161,772
SkyWest, Inc.	34,100	532,642
U.S. Airways Group, Inc.*	103,400	1,035,034

		5,646,617

Building Products (0.9%)
A.O. Smith Corp.	23,250	885,360
AAON, Inc.	8,700	245,427
Ameresco, Inc., Class A*	18,800	269,968
American Woodmark Corp.	6,900	169,326
Ameron International Corp.	6,000	458,220
Apogee Enterprises, Inc.	14,500	195,315
Builders FirstSource, Inc.*	111,300	219,261
Gibraltar Industries, Inc.*	17,300	234,761
Griffon Corp.*	26,400	336,336
Insteel Industries, Inc.	14,800	184,852
NCI Building Systems, Inc.*	27,880	390,041
Quanex Building Products Corp.	25,200	478,044
Simpson Manufacturing Co., Inc.	317,060	9,800,325
Trex Co., Inc.*	10,900	261,164
Universal Forest Products, Inc.	14,900	579,610

		14,708,010

Commercial Services & Supplies (1.2%)
ABM Industries, Inc.	36,000	946,800
ACCO Brands Corp.*	29,400	250,488
American Reprographics Co.*	22,700	172,293

	Number of Shares	Value (Note 1)

APAC Customer Services, Inc.*	32,200	$195,454
Brink’s Co.	30,600	822,528
Casella Waste Systems, Inc., Class A*	40,000	283,600
Cenveo, Inc.*	40,000	213,600
Clean Harbors, Inc.*	14,707	1,236,564
Consolidated Graphics, Inc.*	6,700	324,481
Courier Corp.	21,900	339,888
Deluxe Corp.	33,300	766,566
EnergySolutions, Inc.	50,600	281,842
EnerNOC, Inc.*	12,600	301,266
Ennis, Inc.	13,300	227,430
Fuel Tech, Inc.*	21,300	206,823
G&K Services, Inc., Class A	9,300	287,463
GEO Group, Inc.*	43,560	1,074,190
Healthcare Services Group, Inc.	44,700	727,269
Herman Miller, Inc.	39,300	994,290
Higher One Holdings, Inc.*	12,700	256,921
HNI Corp.	29,300	914,160
Innerworkings, Inc.*	20,100	131,655
Interface, Inc., Class A	30,300	474,195
Kimball International, Inc., Class B	20,800	143,520
Knoll, Inc.	29,700	496,881
M&F Worldwide Corp.*	6,800	157,080
McGrath RentCorp	15,500	406,410
Metalico, Inc.*	40,900	240,492
Mine Safety Appliances Co.	18,800	585,244
Mobile Mini, Inc.*	22,500	443,025
Multi-Color Corp.	21,500	418,390
Rollins, Inc.	44,100	870,975
Schawk, Inc.	11,000	226,380
Standard Parking Corp.*	7,231	136,594
Standard Register Co.	18,300	62,403
Steelcase, Inc., Class A	47,800	505,246
Sykes Enterprises, Inc.*	24,228	490,859
Team, Inc.*	18,000	435,600
Tetra Tech, Inc.#*	38,900	974,834
U.S. Ecology, Inc.	12,200	212,036
UniFirst Corp.	9,400	517,470
United Stationers, Inc.*	15,245	972,783
Viad Corp.	9,800	249,606

		19,975,594

Construction & Engineering (0.4%)
Argan, Inc.*	12,000	111,240
Comfort Systems USA, Inc.	18,900	248,913
Dycom Industries, Inc.*	22,700	334,825
EMCOR Group, Inc.*	44,700	1,295,406
Furmanite Corp.*	32,800	226,648
Granite Construction, Inc.	21,800	597,974
Great Lakes Dredge & Dock Corp.	29,600	218,152
Insituform Technologies, Inc., Class A*	25,200	668,052
Layne Christensen Co.*	13,000	447,460
MasTec, Inc.*	34,900	509,191
Michael Baker Corp.*	4,800	149,280
MYR Group, Inc.*	11,500	241,500
Northwest Pipe Co.*	6,000	144,180
Orion Marine Group, Inc.*	17,100	198,360
Pike Electric Corp.*	20,700	177,606

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2010

	Number of Shares	Value (Note 1)

Primoris Services Corp.	21,200	$202,248
Sterling Construction Co., Inc.*	9,900	129,096
Tutor Perini Corp.	17,200	368,252

		6,268,383

Electrical Equipment (2.5%)
A123 Systems, Inc.*	46,400	442,656
Acuity Brands, Inc.	29,600	1,707,032
Advanced Battery Technologies, Inc.*	41,200	158,620
American Superconductor Corp.*	30,000	857,700
AMETEK, Inc.	344,640	13,527,120
AZZ, Inc.	7,900	316,079
Baldor Electric Co.	189,160	11,924,646
Belden, Inc.	32,000	1,178,240
Brady Corp., Class A	33,300	1,085,913
Broadwind Energy, Inc.*	100,100	231,231
Capstone Turbine Corp.*	185,700	178,235
Encore Wire Corp.	12,200	305,976
Ener1, Inc.*	94,476	358,064
EnerSys*	31,300	1,005,356
Franklin Electric Co., Inc.	14,400	560,448
FuelCell Energy, Inc.*	232,823	537,821
Generac Holdings, Inc.*	13,700	221,529
GrafTech International Ltd.*	83,800	1,662,592
Hoku Corp.*	56,600	149,424
II-VI, Inc.*	16,000	741,760
LaBarge, Inc.*	10,800	169,668
LSI Industries, Inc.	16,200	137,052
Polypore International, Inc.*	14,123	575,230
Powell Industries, Inc.*	4,200	138,096
PowerSecure International, Inc.*	19,700	153,266
Preformed Line Products Co.	4,298	251,541
SatCon Technology Corp.*	74,500	335,250
UQM Technologies, Inc.*	49,200	112,668
Vicor Corp.	13,800	226,320
Woodward Governor Co.	40,400	1,517,424

		40,766,957

Industrial Conglomerates (0.1%)
Raven Industries, Inc.	10,400	495,976
Seaboard Corp.	200	398,200
Standex International Corp.	6,900	206,379
Tredegar Corp.	19,800	383,724
United Capital Corp.*	5,000	162,500

		1,646,779

Machinery (6.6%)
3D Systems Corp.*	15,400	484,946
Actuant Corp., Class A	456,600	12,154,692
Alamo Group, Inc.	7,500	208,650
Albany International Corp., Class A	16,700	395,623
Altra Holdings, Inc.*	16,800	333,648
American Railcar Industries, Inc.*	14,700	325,311
Ampco-Pittsburgh Corp.	6,300	176,715
ArvinMeritor, Inc.*	59,900	1,229,148
Astec Industries, Inc.*	11,400	369,474
Badger Meter, Inc.	9,500	420,090

	Number of Shares	Value (Note 1)

Barnes Group, Inc.	33,910	$700,920
Blount International, Inc.*	30,600	482,256
Briggs & Stratton Corp.	29,100	572,979
Bucyrus International, Inc.	130,050	11,626,470
Cascade Corp.	5,300	250,584
Chart Industries, Inc.*	16,600	560,748
CIRCOR International, Inc.	10,900	460,852
CLARCOR, Inc.	33,200	1,423,948
Colfax Corp.*	16,300	300,083
Columbus McKinnon Corp.*	11,300	229,616
Commercial Vehicle Group, Inc.*	16,000	260,000
Douglas Dynamics, Inc.	16,600	251,490
Dynamic Materials Corp.	11,200	252,784
Energy Recovery, Inc.*	63,800	233,508
EnPro Industries, Inc.*	12,800	531,968
ESCO Technologies, Inc.	16,900	639,496
Federal Signal Corp.	41,200	282,632
Flow International Corp.*	70,800	289,572
Force Protection, Inc.*	44,300	244,093
FreightCar America, Inc.	7,300	211,262
Gorman-Rupp Co.	6,700	216,544
Graham Corp.	11,200	224,000
Greenbrier Cos., Inc.*	13,800	289,662
IDEX Corp.	250,160	9,786,259
John Bean Technologies Corp.	18,400	370,392
Joy Global, Inc.	144,990	12,577,882
Kadant, Inc.*	11,500	271,055
Kaydon Corp.	22,300	908,056
L.B. Foster Co., Class A*	5,100	208,794
Lincoln Electric Holdings, Inc.	178,000	11,618,060
Lindsay Corp.	8,200	487,326
Met-Pro Corp.	19,600	231,476
Middleby Corp.*	102,600	8,661,492
Miller Industries, Inc.	14,000	199,220
Mueller Industries, Inc.	26,000	850,200
Mueller Water Products, Inc., Class A	97,400	406,158
NACCO Industries, Inc., Class A	4,500	487,665
Nordson Corp.	22,800	2,094,864
Omega Flex, Inc.*	13,700	226,598
PMFG, Inc.*	11,400	186,960
RBC Bearings, Inc.*	266,450	10,412,866
Robbins & Myers, Inc.	18,100	647,618
Sauer-Danfoss, Inc.*	13,000	367,250
Sun Hydraulics Corp.	8,000	302,400
Tecumseh Products Co., Class A*	14,800	193,140
Tennant Co.	10,500	403,305
Titan International, Inc.	22,800	445,512
Trimas Corp.*	19,300	394,878
Twin Disc, Inc.	10,000	298,600
Valmont Industries, Inc.	82,920	7,357,492
Wabash National Corp.*	37,700	446,745
Watts Water Technologies, Inc., Class A	19,092	698,576
Xerium Technologies, Inc.*	18,300	291,885

		108,466,488

Marine (0.6%)
Baltic Trading Ltd.	18,100	184,801

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2010

	Number of Shares	Value (Note 1)

Eagle Bulk Shipping, Inc.*	26,200	$130,476
Excel Maritime Carriers Ltd.*	36,400	204,932
Genco Shipping & Trading Ltd.*	15,800	227,520
Horizon Lines, Inc., Class A	2,300	10,051
International Shipholding Corp.	14,800	375,920
Kirby Corp.*	186,454	8,213,299
Ultrapetrol Bahamas Ltd.*	38,400	246,912

		9,593,911

Professional Services (1.3%)
Acacia Research Corp.-Acacia Technologies*	21,400	555,116
Administaff, Inc.	14,100	413,130
Advisory Board Co.*	10,500	500,115
Barrett Business Services, Inc.	15,300	237,915
CBIZ, Inc.*	21,100	131,664
CDI Corp.	14,200	263,978
Corporate Executive Board Co.	22,800	856,140
CoStar Group, Inc.*	13,273	763,994
CRA International, Inc.*	7,200	169,272
Dolan Co.*	15,800	219,936
Exponent, Inc.*	6,900	258,957
Franklin Covey Co.*	26,300	225,917
GP Strategies Corp.*	22,500	230,400
Heidrick & Struggles International, Inc.	11,100	318,015
Hill International, Inc.*	26,800	173,396
Hudson Highland Group, Inc.*	50,900	296,747
Huron Consulting Group, Inc.*	13,200	349,140
ICF International, Inc.*	10,900	280,348
Kelly Services, Inc., Class A*	17,000	319,600
Kforce, Inc.*	681,660	11,029,259
Korn/Ferry International*	30,100	695,611
Mistras Group, Inc.*	16,000	215,680
Navigant Consulting, Inc.*	28,300	260,360
On Assignment, Inc.*	21,100	171,965
Resources Connection, Inc.	26,700	496,353
School Specialty, Inc.*	12,600	175,518
SFN Group, Inc.*	33,400	325,984
TrueBlue, Inc.*	28,300	509,117
Volt Information Sciences, Inc.*	19,000	164,350
VSE Corp.	5,800	191,516

		20,799,493

Road & Rail (1.6%)
Amerco, Inc.*	5,700	547,428
Arkansas Best Corp.	14,900	408,558
Avis Budget Group, Inc.*	68,100	1,059,636
Celadon Group, Inc.*	12,800	189,312
Dollar Thrifty Automotive Group, Inc.*	18,300	864,858
Genesee & Wyoming, Inc., Class A*	210,420	11,141,739
Heartland Express, Inc.	37,900	607,158
Knight Transportation, Inc.	452,280	8,593,320
Marten Transport Ltd.	9,700	207,386
Old Dominion Freight Line, Inc.*	27,900	892,521
P.A.M. Transportation Services, Inc.*	12,800	143,616

	Number of Shares	Value (Note 1)

Patriot Transportation Holding, Inc.*	1,800	$167,328
Quality Distribution, Inc.*	28,700	260,883
RailAmerica, Inc.*	14,261	184,680
Roadrunner Transportation Systems, Inc.*	13,600	196,656
Saia, Inc.*	9,800	162,582
Universal Truckload Services, Inc.*	11,100	176,712
USA Truck, Inc.*	11,300	149,499
Werner Enterprises, Inc.	24,800	560,480

		26,514,352

Trading Companies & Distributors (1.1%)
Aceto Corp.	33,500	301,500
Aircastle Ltd.	26,800	280,060
Applied Industrial Technologies, Inc.	28,300	919,184
Beacon Roofing Supply, Inc.*	26,700	477,129
CAI International, Inc.*	14,700	288,120
DXP Enterprises, Inc.*	12,200	292,800
H&E Equipment Services, Inc.*	16,000	185,120
Houston Wire & Cable Co.	13,700	184,128
Interline Brands, Inc.*	25,962	591,155
Kaman Corp.	16,500	479,655
Lawson Products, Inc.	5,900	146,851
MSC Industrial Direct Co., Class A	171,430	11,089,806
RSC Holdings, Inc.*	31,400	305,836
Rush Enterprises, Inc., Class A*	22,000	449,680
TAL International Group, Inc.	9,900	305,613
Textainer Group Holdings Ltd.	10,600	301,994
Titan Machinery, Inc.*	11,000	212,300
United Rentals, Inc.*	40,300	916,825
Watsco, Inc.	19,300	1,217,444

		18,945,200

Total Industrials		308,928,050

Information Technology (21.9%)
Communications Equipment (3.1%)
Acme Packet, Inc.*	29,700	1,578,852
ADTRAN, Inc.	336,070	12,169,095
Anaren, Inc.*	10,300	214,755
Arris Group, Inc.*	80,300	900,966
Aruba Networks, Inc.*	481,739	10,058,710
Aviat Networks, Inc.*	41,669	211,262
Bel Fuse, Inc., Class B	7,300	174,470
BigBand Networks, Inc.*	83,800	234,640
Black Box Corp.	11,400	436,506
Blue Coat Systems, Inc.*	26,400	788,568
Calix, Inc.*	17,300	292,370
Comtech Telecommunications Corp.	18,500	513,005
DG FastChannel, Inc.*	15,700	453,416
Digi International, Inc.*	16,700	185,370
EMS Technologies, Inc.*	7,400	146,372
Emulex Corp.*	54,500	635,470
Extreme Networks, Inc.*	67,500	208,575
Finisar Corp.*	48,100	1,428,089
Globecomm Systems, Inc.*	23,300	233,000

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2010

	Number of Shares	Value (Note 1)

Harmonic, Inc.*	57,000	$488,490
Infinera Corp.*	54,500	562,985
InterDigital, Inc.*	30,100	1,253,364
Ixia*	20,450	343,151
KVH Industries, Inc.*	15,500	185,225
Loral Space & Communications, Inc.*	6,800	520,200
Meru Networks, Inc.*	16,400	252,888
NETGEAR, Inc.*	23,000	774,640
Oclaro, Inc.*	31,600	415,540
Oplink Communications, Inc.*	15,200	280,744
Opnext, Inc.*	70,500	124,080
Plantronics, Inc.	31,600	1,176,152
Powerwave Technologies, Inc.*	122,200	310,388
Riverbed Technology, Inc.*	318,664	11,207,413
SeaChange International, Inc.*	16,900	144,495
ShoreTel, Inc.*	29,380	229,458
Sonus Networks, Inc.*	133,400	356,178
Sycamore Networks, Inc.	12,890	265,405
Symmetricom, Inc.*	27,500	194,975
Tekelec*	42,900	510,939
UTStarcom, Inc.*	75,300	155,118
ViaSat, Inc.*	22,300	990,343

		51,605,662

Computers & Peripherals (0.4%)
Avid Technology, Inc.*	14,200	247,932
Compellent Technologies, Inc.*	14,900	411,091
Cray, Inc.*	22,900	163,735
Electronics for Imaging, Inc.*	29,449	421,415
Hypercom Corp.*	41,500	347,355
Imation Corp.*	20,000	206,200
Immersion Corp.*	36,100	242,231
Intermec, Inc.*	36,100	457,026
Intevac, Inc.*	14,000	196,140
Novatel Wireless, Inc.*	24,500	233,975
Quantum Corp.*	133,200	495,504
Rimage Corp.*	11,600	172,956
Silicon Graphics International Corp.*	19,200	173,376
STEC, Inc.*	26,000	458,900
Stratasys, Inc.*	11,700	381,888
Super Micro Computer, Inc.*	15,300	176,562
Synaptics, Inc.*	22,500	661,050
Xyratex Ltd.*	19,300	314,783

		5,762,119

Electronic Equipment, Instruments & Components (1.2%)
Agilysys, Inc.*	16,300	91,769
Anixter International, Inc.	19,500	1,164,735
Benchmark Electronics, Inc.*	48,500	880,760
Brightpoint, Inc.*	45,000	392,850
Checkpoint Systems, Inc.*	25,900	532,245
Cognex Corp.	26,100	767,862
Coherent, Inc.*	15,300	690,642
Comverge, Inc.*	14,200	98,122
CPI International, Inc.*	12,700	245,745
CTS Corp.	20,100	222,306
Daktronics, Inc.	24,300	386,856
DDi Corp.	24,200	284,592
DTS, Inc.*	11,600	568,980
Echelon Corp.*	21,700	221,123

	Number of Shares	Value (Note 1)

Electro Rent Corp.	15,800	$255,328
Electro Scientific Industries, Inc.*	16,600	266,098
Fabrinet*	13,600	292,400
FARO Technologies, Inc.*	13,195	433,324
Gerber Scientific, Inc.*	26,500	208,555
Insight Enterprises, Inc.*	33,600	442,176
IPG Photonics Corp.*	19,000	600,780
L-1 Identity Solutions, Inc.*	47,700	568,107
Littelfuse, Inc.	14,200	668,252
Maxwell Technologies, Inc.*	15,800	298,462
Measurement Specialties, Inc.*	11,900	349,265
Mercury Computer Systems, Inc.*	17,600	323,488
Methode Electronics, Inc.	20,900	271,073
Microvision, Inc.*	68,100	126,666
MTS Systems Corp.	8,300	310,918
Multi-Fineline Electronix, Inc.*	7,050	186,755
Newport Corp.*	29,600	514,152
OSI Systems, Inc.*	11,000	399,960
Park Electrochemical Corp.	13,200	396,000
PC Connection, Inc.*	22,600	200,236
Plexus Corp.*	25,895	801,191
Power-One, Inc.*	48,800	497,760
Pulse Electronics Corp.	26,400	140,448
RadiSys Corp.*	19,200	170,880
Richardson Electronics Ltd.	21,000	245,490
Rofin-Sinar Technologies, Inc.*	19,200	680,448
Rogers Corp.*	8,400	321,300
Sanmina-SCI Corp.*	50,800	583,184
Scansource, Inc.*	16,900	539,110
SMART Modular Technologies (WWH), Inc.*	30,100	173,376
Spectrum Control, Inc.*	12,900	193,371
SYNNEX Corp.*	12,900	402,480
TTM Technologies, Inc.*	50,711	756,101
Universal Display Corp.*	17,700	542,505
Viasystems Group, Inc.*	11,400	229,596
X-Rite, Inc.*	55,600	254,092
Zygo Corp.*	20,800	254,384

		20,446,298

Internet Software & Services (1.6%)
Ancestry.com, Inc.*	10,900	308,688
Art Technology Group, Inc.*	107,400	642,252
comScore, Inc.*	13,100	292,261
Constant Contact, Inc.*	16,000	495,840
DealerTrack Holdings, Inc.*	418,810	8,405,517
Dice Holdings, Inc.*	22,500	322,875
Digital River, Inc.*	27,000	929,340
EarthLink, Inc.	75,000	645,000
Envestnet, Inc.*	17,300	295,138
GSI Commerce, Inc.*	45,000	1,044,000
InfoSpace, Inc.*	17,200	142,760
Internap Network Services Corp.*	37,000	224,960
IntraLinks Holdings, Inc.*	10,200	190,842
j2 Global Communications, Inc.*	28,500	825,075
Keynote Systems, Inc.	11,900	173,978
KIT Digital, Inc.*	19,000	304,760
Knot, Inc.*	22,000	217,360

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2010

	Number of Shares	Value (Note 1)

Limelight Networks, Inc.*	32,900	$191,149
Liquidity Services, Inc.*	20,500	288,025
LivePerson, Inc.*	27,000	305,100
LogMeIn, Inc.*	9,500	421,230
LoopNet, Inc.*	16,500	183,315
Marchex, Inc., Class B	25,200	240,408
Mediamind Technologies, Inc.*	18,400	252,080
ModusLink Global Solutions, Inc.*	27,100	181,570
Move, Inc.*	97,100	249,547
NIC, Inc.	34,595	335,917
OpenTable, Inc.*	10,100	711,848
Openwave Systems, Inc.*	69,800	147,976
Perficient, Inc.*	19,100	238,750
QuinStreet, Inc.*	12,700	243,967
Rackspace Hosting, Inc.*	66,375	2,084,839
RealNetworks, Inc.*	64,600	271,320
RightNow Technologies, Inc.*	19,500	461,565
SAVVIS, Inc.*	24,400	622,688
Stamps.com, Inc.	11,900	157,675
support.com, Inc.*	33,800	219,024
TechTarget, Inc.*	29,000	229,970
Terremark Worldwide, Inc.*	39,900	516,705
Travelzoo, Inc.*	5,800	239,076
United Online, Inc.	50,400	332,640
ValueClick, Inc.*	52,500	841,575
Vocus, Inc.*	11,000	304,260
Zix Corp.*	59,300	253,211

		25,986,076

IT Services (1.7%)
Acxiom Corp.*	47,000	806,050
CACI International, Inc., Class A*	19,600	1,046,640
Camelot Information Systems, Inc. (ADR)*	128,070	3,063,434
Cardtronics, Inc.*	17,200	304,440
Cass Information Systems, Inc.	4,100	155,554
CIBER, Inc.*	100,600	470,808
CSG Systems International, Inc.*	22,600	428,044
Echo Global Logistics, Inc.*	14,500	174,580
Euronet Worldwide, Inc.*	30,640	534,362
ExlService Holdings, Inc.*	10,400	223,392
Forrester Research, Inc.	10,500	370,545
Global Cash Access Holdings, Inc.*	74,600	237,974
Hackett Group, Inc.*	42,200	148,122
Heartland Payment Systems, Inc.	19,500	300,690
iGATE Corp.	15,100	297,621
Jack Henry & Associates, Inc.	56,100	1,635,315
Lionbridge Technologies, Inc.*	36,300	133,947
ManTech International Corp., Class A*	14,700	607,551
MAXIMUS, Inc.	11,730	769,253
MoneyGram International, Inc.*	76,800	208,128
NCI, Inc., Class A*	6,700	154,033
Online Resources Corp.*	26,500	123,225
Sapient Corp.	66,900	809,490

	Number of Shares	Value (Note 1)

SRA International, Inc., Class A*	25,800	$527,610
Stream Global Services, Inc.*	94,400	372,880
Syntel, Inc.	8,550	408,605
TeleTech Holdings, Inc.*	18,400	378,856
Tier Technologies, Inc.*	19,500	116,805
TNS, Inc.*	13,700	284,960
Unisys Corp.*	27,589	714,279
VeriFone Systems, Inc.*	294,210	11,344,738
Virtusa Corp.*	15,200	248,672
Wright Express Corp.*	26,000	1,196,000

		28,596,603

Semiconductors & Semiconductor Equipment (6.5%)
Advanced Analogic Technologies, Inc.*	33,400	133,934
Advanced Energy Industries, Inc.*	24,400	332,816
Alpha & Omega Semiconductor Ltd.*	13,000	166,790
Amkor Technology, Inc.*	73,200	540,948
ANADIGICS, Inc.*	40,000	277,200
Applied Micro Circuits Corp.*	42,100	449,628
Atheros Communications, Inc.*	271,010	9,734,679
ATMI, Inc.*	20,400	406,776
Axcelis Technologies, Inc.*	119,100	412,086
AXT, Inc.*	27,200	283,968
Brooks Automation, Inc.*	40,700	369,149
Cabot Microelectronics Corp.*	14,100	584,445
Cavium Networks, Inc.*	28,400	1,070,112
CEVA, Inc.*	16,600	340,300
Cirrus Logic, Inc.*	41,500	663,170
Cohu, Inc.	12,200	202,276
Conexant Systems, Inc.*	86,300	140,669
Cymer, Inc.*	18,400	829,288
Diodes, Inc.*	21,300	574,887
DSP Group, Inc.*	17,400	141,636
Energy Conversion Devices, Inc.*	29,400	135,240
Entegris, Inc.*	88,900	664,083
Entropic Communications, Inc.*	35,300	426,424
Evergreen Solar, Inc.*	364,000	212,212
Exar Corp.*	23,600	164,728
Fairchild Semiconductor International, Inc.*	763,820	11,923,230
FEI Co.*	22,100	583,661
FormFactor, Inc.*	33,700	299,256
FSI International, Inc.*	49,400	218,348
GSI Technology, Inc.*	32,000	259,200
GT Solar International, Inc.*	41,778	381,015
Hittite Microwave Corp.*	141,280	8,623,731
Integrated Device Technology, Inc.*	103,800	691,308
Integrated Silicon Solution, Inc.*	21,100	169,433
International Rectifier Corp.*	153,800	4,566,322
IXYS Corp.*	21,400	248,668
Kopin Corp.*	54,100	225,056
Kulicke & Soffa Industries, Inc.*	41,400	298,080

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2010

	Number of Shares	Value (Note 1)

Lattice Semiconductor Corp.*	68,400	$414,504
LTX-Credence Corp.*	31,300	231,620
Mattson Technology, Inc.*	49,900	149,700
MaxLinear, Inc., Class A*	12,500	134,500
Micrel, Inc.	32,500	422,175
Microsemi Corp.*	56,300	1,289,270
Mindspeed Technologies, Inc.*	22,800	139,080
MIPS Technologies, Inc.*	43,700	662,492
MKS Instruments, Inc.*	34,800	852,252
Monolithic Power Systems, Inc.*	22,700	375,004
Nanometrics, Inc.*	17,800	228,374
Netlogic Microsystems, Inc.*	289,968	9,107,895
NVE Corp.*	3,300	190,839
OmniVision Technologies, Inc.*	33,200	983,052
ON Semiconductor Corp.*	1,136,840	11,231,979
Pericom Semiconductor Corp.*	16,800	184,464
Photronics, Inc.*	42,100	248,811
PLX Technology, Inc.*	27,200	98,192
Power Integrations, Inc.	17,900	718,506
RF Micro Devices, Inc.*	172,000	1,264,200
Rubicon Technology, Inc.*	7,900	166,532
Rudolph Technologies, Inc.*	23,100	190,113
Semtech Corp.*	41,300	935,032
Sigma Designs, Inc.*	17,200	243,724
Silicon Image, Inc.*	44,300	325,605
Skyworks Solutions, Inc.*	387,790	11,102,428
Spansion, Inc., Class A*	11,400	235,980
Standard Microsystems Corp.*	14,600	420,918
Supertex, Inc.*	6,692	161,813
Teradyne, Inc.*	823,090	11,556,184
Tessera Technologies, Inc.*	32,600	722,090
Trident Microsystems, Inc.*	125,400	223,212
TriQuint Semiconductor, Inc.*	105,200	1,229,788
Ultra Clean Holdings, Inc.*	22,500	209,475
Ultratech, Inc.*	11,000	218,680
Veeco Instruments, Inc.*	27,188	1,167,996
Volterra Semiconductor Corp.*	14,800	342,768
Zoran Corp.*	33,400	293,920

		106,417,919

Software (7.4%)
ACI Worldwide, Inc.*	24,200	650,254
Actuate Corp.*	30,300	172,710
Advent Software, Inc.*	10,500	608,160
American Software, Inc., Class A	27,600	186,852
Ariba, Inc.*	62,600	1,470,474
Aspen Technology, Inc.*	568,820	7,224,014
Blackbaud, Inc.	28,900	748,510
Blackboard, Inc.*	23,400	966,420
Bottomline Technologies, Inc.*	17,700	384,267
BroadSoft, Inc.*	13,600	324,768
CDC Corp., Class A*	29,400	103,194
CommVault Systems, Inc.*	28,200	807,084
Concur Technologies, Inc.*	183,590	9,533,829
Deltek, Inc.*	23,700	172,062
DemandTec, Inc.*	40,300	436,852
Digimarc Corp.*	8,100	243,081
Ebix, Inc.*	18,009	426,273
Epicor Software Corp.*	34,700	350,470
EPIQ Systems, Inc.	20,700	284,211

	Number of Shares	Value (Note 1)

Fair Isaac Corp.	28,400	$663,708
FalconStor Software, Inc.*	35,800	119,930
Fortinet, Inc.*	407,997	13,198,703
Informatica Corp.*	248,010	10,919,880
Interactive Intelligence, Inc.*	9,800	256,368
JDA Software Group, Inc.*	26,627	745,556
Kenexa Corp.*	16,500	359,535
Lawson Software, Inc.*	92,100	851,925
Magma Design Automation, Inc.*	60,900	305,109
Manhattan Associates, Inc.*	14,900	455,046
Mentor Graphics Corp.*	70,500	846,000
MICROS Systems, Inc.*	270,110	11,847,024
MicroStrategy, Inc., Class A*	5,900	504,273
Monotype Imaging Holdings, Inc.*	18,000	199,800
Motricity, Inc.*	10,400	193,128
NetScout Systems, Inc.*	19,100	439,491
NetSuite, Inc.*	13,000	325,000
Opnet Technologies, Inc.	8,900	238,253
Parametric Technology Corp.*	77,600	1,748,328
Pegasystems, Inc.	12,700	465,201
Progress Software Corp.*	29,100	1,231,512
PROS Holdings, Inc.*	20,200	230,078
QAD, Inc., Class A*	8,790	79,989
QAD, Inc., Class B*	2,197	21,838
QLIK Technologies, Inc.*	8,310	214,481
Quest Software, Inc.*	43,931	1,218,646
Radiant Systems, Inc.*	555,289	10,867,006
RealD, Inc.*	10,700	277,344
RealPage, Inc.*	9,600	296,928
Renaissance Learning, Inc.	14,256	168,791
Rosetta Stone, Inc.*	5,800	123,076
S1 Corp.*	35,400	244,260
Smith Micro Software, Inc.*	22,800	358,872
SolarWinds, Inc.*	22,300	429,275
Sonic Solutions, Inc.*	32,411	486,165
Sourcefire, Inc.*	18,200	471,926
SS&C Technologies Holdings, Inc.*	11,600	237,916
SuccessFactors, Inc.*	348,909	10,104,404
Synchronoss Technologies, Inc.*	14,300	381,953
Take-Two Interactive Software, Inc.*	46,600	570,384
Taleo Corp., Class A*	280,558	7,757,429
TeleCommunication Systems, Inc., Class A*	82,400	384,808
TeleNav, Inc.*	22,800	165,984
THQ, Inc.*	47,478	287,717
TIBCO Software, Inc.*	625,090	12,320,524
TiVo, Inc.*	70,000	604,100
Tyler Technologies, Inc.*	24,100	500,316
Ultimate Software Group, Inc.*	16,000	778,080
VASCO Data Security International, Inc.*	20,900	169,917
VirnetX Holding Corp.	31,200	463,320
Wave Systems Corp., Class A*	57,000	224,580
Websense, Inc.*	28,200	571,050

		122,018,412

Total Information Technology		360,833,089

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2010

	Number of Shares	Value (Note 1)

Materials (3.6%)
Chemicals (2.1%)
A. Schulman, Inc.	18,100	$414,309
American Vanguard Corp.	48,537	414,506
Arch Chemicals, Inc.	16,000	606,880
Balchem Corp.	17,700	598,437
Calgon Carbon Corp.*	36,300	548,856
Ferro Corp.*	55,554	813,311
Georgia Gulf Corp.*	21,600	519,696
H.B. Fuller Co.	29,200	599,184
Hawkins, Inc.	6,600	293,040
Innophos Holdings, Inc.	14,100	508,728
KMG Chemicals, Inc.	13,000	215,410
Koppers Holdings, Inc.	13,500	483,030
Kraton Performance Polymers, Inc.*	9,600	297,120
Landec Corp.*	31,300	187,174
LSB Industries, Inc.*	11,500	278,990
Minerals Technologies, Inc.	11,300	739,133
NewMarket Corp.	6,400	789,568
NL Industries, Inc.	23,211	259,035
Olin Corp.	51,200	1,050,624
OM Group, Inc.*	24,600	947,346
Omnova Solutions, Inc.*	27,800	232,408
PolyOne Corp.*	61,000	761,890
Quaker Chemical Corp.	7,000	291,690
Rockwood Holdings, Inc.*	38,900	1,521,768
Senomyx, Inc.*	40,800	290,904
Sensient Technologies Corp.	31,600	1,160,668
Solutia, Inc.*	667,090	15,396,437
Spartech Corp.*	23,400	219,024
Stepan Co.	4,200	320,334
STR Holdings, Inc.*	18,100	362,000
TPC Group, Inc.*	11,500	348,680
W.R. Grace & Co.*	47,600	1,672,188
Westlake Chemical Corp.	13,100	569,457
Zep, Inc.	11,600	230,608
Zoltek Cos., Inc.*	17,300	199,815

		34,142,248

Construction Materials (0.0%)
Headwaters, Inc.*	35,800	163,964
Texas Industries, Inc.	15,300	700,434
United States Lime & Minerals, Inc.*	3,600	151,668

		1,016,066

Containers & Packaging (0.2%)
AEP Industries, Inc.*	13,600	352,920
Boise, Inc.	46,900	371,917
Graham Packaging Co., Inc.*	15,300	199,512
Graphic Packaging Holding Co.*	93,878	365,185
Myers Industries, Inc.	19,600	190,904
Rock-Tenn Co., Class A	25,700	1,386,515
Silgan Holdings, Inc.	35,800	1,281,998

		4,148,951

Metals & Mining (1.0%)
A.M. Castle & Co.*	12,900	237,489
Allied Nevada Gold Corp.*	50,100	1,318,131
AMCOL International Corp.	18,000	558,000

	Number of Shares	Value (Note 1)

Brush Engineered Materials, Inc.*	11,100	$428,904
Capital Gold Corp.*	48,600	246,402
Century Aluminum Co.*	40,700	632,071
Coeur d’Alene Mines Corp.*	65,370	1,785,908
Contango ORE, Inc.*	720	7,560
General Moly, Inc.*	59,200	383,616
Globe Specialty Metals, Inc.	39,200	669,928
Golden Star Resources Ltd.*	164,800	756,432
Haynes International, Inc.	7,000	292,810
Hecla Mining Co.*	175,200	1,972,752
Horsehead Holding Corp.*	22,700	296,008
Jaguar Mining, Inc.*	53,700	382,881
Kaiser Aluminum Corp.	10,200	510,918
Metals USA Holdings Corp.*	12,300	187,452
Molycorp, Inc.*	17,290	862,771
Noranda Aluminum Holding Corp.*	24,300	354,780
Olympic Steel, Inc.	6,900	197,892
RTI International Metals, Inc.*	19,000	512,620
Stillwater Mining Co.*	33,575	716,826
Thompson Creek Metals Co., Inc.*	89,400	1,315,968
U.S. Energy Corp. Wyoming*	38,700	235,296
U.S. Gold Corp.*	50,500	407,535
Universal Stainless & Alloy Products, Inc.*	8,700	272,136
Worthington Industries, Inc.	41,799	769,102

		16,312,188

Paper & Forest Products (0.3%)
Buckeye Technologies, Inc.	26,200	550,462
Clearwater Paper Corp.*	7,014	549,196
Deltic Timber Corp.	7,100	400,014
KapStone Paper and Packaging Corp.*	23,800	364,140
Louisiana-Pacific Corp.*	79,600	753,016
Neenah Paper, Inc.	9,400	184,992
P.H. Glatfelter Co.	29,400	360,738
Schweitzer-Mauduit International, Inc.	11,400	717,288
Verso Paper Corp.*	65,800	225,036
Wausau Paper Corp.	29,100	250,551

		4,355,433

Total Materials		59,974,886

Telecommunication Services (0.5%)
Diversified Telecommunication Services (0.3%)
AboveNet, Inc.	14,400	841,824
Alaska Communications Systems Group, Inc.	42,100	467,310
Atlantic Tele-Network, Inc.	8,300	318,222
Cbeyond, Inc.*	11,300	172,664
Cincinnati Bell, Inc.*	152,000	425,600
Cogent Communications Group, Inc.*	22,400	316,736
Consolidated Communications Holdings, Inc.	14,700	283,710
General Communication, Inc., Class A*	31,200	394,992
Global Crossing Ltd.*	22,650	292,638

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2010

	Number of Shares	Value (Note 1)

Globalstar, Inc.*	112,300	$162,835
Hughes Communications, Inc.*	7,200	291,168
IDT Corp., Class B	12,200	312,930
Iridium Communications, Inc.*	21,800	179,850
Neutral Tandem, Inc.*	21,950	316,958
PAETEC Holding Corp.*	91,196	341,073
Premiere Global Services, Inc.*	34,199	232,553
Vonage Holdings Corp.*	78,500	175,840

		5,526,903

Wireless Telecommunication Services (0.2%)
FiberTower Corp.*	42,400	189,104
ICO Global Communications Holdings Ltd.*	128,800	193,200
NTELOS Holdings Corp.	18,000	342,900
Shenandoah Telecommunications Co.	13,764	257,800
Syniverse Holdings, Inc.*	45,800	1,412,930
USA Mobility, Inc.	12,643	224,666

		2,620,600

Total Telecommunication Services		8,147,503

Utilities (1.5%)
Electric Utilities (0.6%)
Allete, Inc.	20,200	752,652
Central Vermont Public Service Corp.	10,000	218,600
Cleco Corp.	39,700	1,221,172
El Paso Electric Co.*	27,100	746,063
Empire District Electric Co.	24,525	544,455
IDACORP, Inc.	35,300	1,305,394
MGE Energy, Inc.	15,400	658,504
Otter Tail Corp.	25,300	570,262
PNM Resources, Inc.	58,000	755,160
Portland General Electric Co.	49,600	1,076,320
UIL Holdings Corp.	34,050	1,020,138
UniSource Energy Corp.	22,600	809,984
Unitil Corp.	7,300	166,002

		9,844,706

Gas Utilities (0.5%)
Chesapeake Utilities Corp.	4,560	189,331
Laclede Group, Inc.	14,800	540,792
New Jersey Resources Corp.	27,000	1,163,970
Nicor, Inc.	33,800	1,687,296
Northwest Natural Gas Co.	17,300	803,931
Piedmont Natural Gas Co., Inc.#	48,400	1,353,264
South Jersey Industries, Inc.	19,900	1,051,118
Southwest Gas Corp.	29,900	1,096,433
WGL Holdings, Inc.	37,000	1,323,490

		9,209,625

Independent Power Producers & Energy Traders (0.0%)
American DG Energy, Inc.*	71,300	197,501
Dynegy, Inc.*	65,500	368,110

		565,611

Multi-Utilities (0.2%)
Avista Corp.	35,900	808,468
Black Hills Corp.	26,000	780,000

	Number of Shares	Value (Note 1)

CH Energy Group, Inc.	10,900	$532,901
NorthWestern Corp.	24,091	694,544

		2,815,913

Water Utilities (0.2%)
American States Water Co.	17,300	596,331
Artesian Resources Corp., Class A	10,300	195,185
Cadiz, Inc.*	33,400	415,496
California Water Service Group	12,900	480,783
Connecticut Water Service, Inc.	9,000	250,920
Consolidated Water Co., Ltd.	43,300	397,061
Middlesex Water Co.	11,700	214,695
SJW Corp.	6,100	161,467
York Water Co.	10,300	178,087

		2,890,025

Total Utilities		25,325,880

Total Common Stocks (98.6%) (Cost $1,112,621,928)		1,627,547,241

INVESTMENT COMPANIES:
Investment Companies (0.0%)
Kayne Anderson Energy Development Co.	6,429	115,786
THL Credit, Inc.	16,100	209,461

Total Investment Companies (0.0%) (Cost $268,210)		325,247

	Principal Amount	Value (Note 1)
LONG-TERM DEBT SECURITIES:
Corporate Bond (0.0%)
Financials (0.0%)
Capital Markets (0.0%)
GAMCO Investors, Inc. (Zero Coupon), 12/31/15†	$14,496	14,496

Total Financials		14,496

Total Corporate Bonds		14,496

Total Long-Term Debt Securities (0.0%) (Cost $14,496)		14,496

SHORT-TERM INVESTMENT:
Time Deposit (1.4%)
JPMorgan Chase Nassau 0.000%, 1/3/11 (Cost $22,993,270)	22,993,270	22,993,270

Total Investments (100.0%) (Cost $1,135,897,904)		1,650,880,254
Other Assets Less Liabilities (0.0%)		(510,781)

Net Assets (100%)		$1,650,369,473

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2010

*	Non-income producing.
†	Securities (totaling $123,879 or 0.0% of net assets) at fair value by management.
#	All, or a portion of security held by broker as collateral for financial futures contracts, with a total collateral value of $1,000,651.
(b)	Illiquid Security.

At December 31, 2010, the Portfolio had the following futures contracts open: (Note 1)

Purchase	Number of Contracts	Expiration Date	Original Value	Value at 12/31/2010	Unrealized Appreciation/ (Depreciation)
Russell 2000 Mini Index	81	March-11	$6,338,179	$6,336,630	$(1,549)

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2010:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with rules under the Investment Company Act of 1940. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Common Stocks
Consumer Discretionary	$272,089,931	$—	$109,383	$272,199,314
Consumer Staples	36,168,860	—	—	36,168,860
Energy	101,886,682	—	—	101,886,682
Financials	217,347,331	—	—	217,347,331
Health Care	236,735,646	—	—	236,735,646
Industrials	308,928,050	—	—	308,928,050
Information Technology	360,833,089	—	—	360,833,089
Materials	59,974,886	—	—	59,974,886
Telecommunication Services	8,147,503	—	—	8,147,503
Utilities	25,325,880	—	—	25,325,880
Corporate Bonds
Financials	—	—	14,496	14,496
Investment Companies
Investment Companies	325,247	—	—	325,247
Short-Term Investments	—	22,993,270	—	22,993,270

Total Assets	$1,627,763,105	$22,993,270	$123,879	$1,650,880,254

Liabilities:
Futures	$(1,549)	$—	$—	$(1,549)

Total Liabilities	$(1,549)	$—	$—	$(1,549)

Total	$1,627,761,556	$22,993,270	$123,879	$1,650,878,705

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2010

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	Investments in Securities-Consumer Discretionary	Investments in Securities-Financials
Balance as of 12/31/09	$—	$805
Total gains or losses (realized/unrealized) included in earnings	(88,325)	(805)
Purchases, sales, issuances, and settlements (net)	197,708	14,496
Transfers into Level 3	—	—
Transfers out of Level 3	—	—
Balance as of 12/31/10	$109,383	$14,496
The amount of total gains or losses for the year included in earnings attributable to the change in unrealized gains or losses relating to assets and liabilities still held at year ending 12/31/10.	$(88,325)	$—

Fair Values of Derivative Instruments as of December 31, 2010:

Statement of Assets and Liabilities
Derivatives Not Accounted for as Hedging Instruments^	Asset Derivatives	Fair Value
Interest rate contracts	Receivables, Net Assets - Unrealized appreciation	$—	*
Foreign exchange contracts	Receivables	—
Credit contracts	Receivables	—
Equity contracts	Receivables, Net Assets - Unrealized appreciation	—	*
Commodity contracts	Receivables	—
Other contracts	Receivables	—

Total		$—

Liability Derivatives
Interest rate contracts	Payables, Net Assets - Unrealized depreciation	$—	*
Foreign exchange contracts	Payables	—
Credit contracts	Payables	—
Equity contracts	Payables, Net Assets - Unrealized depreciation	(1,549	)*
Commodity contracts	Payables	—
Other contracts	Payables	—

Total		$(1,549)

*Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets & Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2010:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Options	Futures	Forward Currency Contracts	Swaps	Total
Interest rate contracts	$—	$—	$—	$—	$—
Foreign exchange contracts	—	—	—	—	—
Credit contracts	—	—	—	—	—
Equity contracts	—	1,165,946	—	—	1,165,946
Commodity contracts	—	—	—	—	—
Other contracts	—	—	—	—	—

Total	$—	$1,165,946	$—	$—	$1,165,946

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2010

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Options	Futures	Forward Currency Contracts	Swaps	Total
Interest rate contracts	$—	$—	$—	$—	$—
Foreign exchange contracts	—	—	—	—	—
Credit contracts	—	—	—	—	—
Equity contracts	—	3,181	—	—	3,181
Commodity contracts	—	—	—	—	—
Other contracts	—	—	—	—	—

Total	$—	$3,181	$—	$—	$3,181

The Portfolio held futures contracts with an average notional balance of approximately $3,077,000 during the year ended December 31, 2010.

^ This Portfolio held futures contracts as a substitute for investing in conventional securities and hedging and in an attempt to enhance returns.

Investment security transactions for the year ended December 31, 2010 were as follows:

Cost of Purchases:
Stocks and long-term corporate debt securities	$708,562,270
Net Proceeds of Sales and Redemptions:
Stocks and long-term corporate debt securities	$693,001,623

As of December 31, 2010, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$521,626,070
Aggregate gross unrealized depreciation	(23,754,784)

Net unrealized appreciation	$497,871,286

Federal income tax cost of investments	$1,153,008,968

The Portfolio has a net capital loss carryforward of $ 101,667,522 of which $101,667,522 expires in the year 2017. The Portfolio utilized net capital loss carryforward of $171,623,631 during 2010.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2010

ASSETS
Investments at value (Cost $1,135,897,904)	$1,650,880,254
Cash	5,384
Receivable for securities sold	5,108,542
Dividends, interest and other receivables	950,218
Receivable from Separate Accounts for Trust shares sold	753,300
Other assets	4,555

Total assets	1,657,702,253

LIABILITIES
Payable for securities purchased	4,244,737
Payable to Separate Accounts for Trust shares redeemed	1,742,380
Investment management fees payable	1,013,329
Administrative fees payable	144,016
Distribution fees payable - Class IB	134,583
Variation margin payable on futures contracts	41,949
Trustees’ fees payable	2,030
Accrued expenses	9,756

Total liabilities	7,332,780

NET ASSETS	$1,650,369,473

Net assets were comprised of:
Paid in capital	$1,254,188,384
Accumulated undistributed net investment income (loss)	1,093,767
Accumulated undistributed net realized gain (loss) on investments and futures	(119,893,479)
Unrealized appreciation (depreciation) on investments and futures	514,980,801

Net assets	$1,650,369,473

Class IA
Net asset value, offering and redemption price per share, $1,006,467,491 / 61,135,747 shares outstanding (unlimited amount authorized: $0.01 par value)	$16.46

Class IB
Net asset value, offering and redemption price per share, $643,901,982 / 40,664,620 shares outstanding (unlimited amount authorized: $0.01 par value)	$15.83

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2010

INVESTMENT INCOME
Dividends	$13,249,849
Securities lending (net)	338,496

Total income	13,588,345

EXPENSES
Investment management fees	9,922,269
Administrative fees	1,408,554
Distribution fees - Class IB	1,319,068
Printing and mailing expenses	131,968
Custodian fees	68,501
Professional fees	41,665
Trustees’ fees	29,640
Miscellaneous	33,102

Gross expenses	12,954,767
Less: Fees paid indirectly	(43,614)

Net expenses	12,911,153

NET INVESTMENT INCOME (LOSS)	677,192

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Securities	177,968,968
Futures	1,165,946

Net realized gain (loss)	179,134,914

Change in unrealized appreciation (depreciation) on:
Securities	229,394,506
Futures	3,181

Net change in unrealized appreciation (depreciation)	229,397,687

NET REALIZED AND UNREALIZED GAIN (LOSS)	408,532,601

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$409,209,793

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2010	2009
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$677,192	$1,426,067
Net realized gain (loss) on investments, futures and foreign currency transactions	179,134,914	(8,142,060)
Net change in unrealized appreciation (depreciation) on investments and futures	229,397,687	359,259,064

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	409,209,793	352,543,071

DIVIDENDS:
Dividends from net investment income
Class IA	(459,717)	(1,059,639)
Class IB	—	(74,491)

TOTAL DIVIDENDS	(459,717)	(1,134,130)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 10,571,741 and 31,044,775 shares, respectively ]	140,431,880	261,727,344
Capital shares issued in reinvestment of dividends [ 28,079 and 90,436 shares, respectively ]	459,717	1,059,639
Capital shares repurchased [ (8,304,260) and (6,272,031) shares, respectively ]	(112,336,221)	(62,734,013)

Total Class IA transactions	28,555,376	200,052,970

Class IB
Capital shares sold [ 7,524,053 and 4,996,319 shares, respectively ]	102,128,766	45,969,045
Capital shares issued in reinvestment of dividends [ 0 and 7,566 shares, respectively ]	—	74,491
Capital shares repurchased [ (8,228,980) and (9,530,179) shares, respectively ]	(106,113,201)	(90,984,081)

Total Class IB transactions	(3,984,435)	(44,940,545)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	24,570,941	155,112,425

TOTAL INCREASE (DECREASE) IN NET ASSETS	433,321,017	506,521,366
NET ASSETS:
Beginning of year	1,217,048,456	710,527,090

End of year (a)	$1,650,369,473	$1,217,048,456

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$1,093,767	$189,692

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IA	2010		2009		2008		2007		2006
Net asset value, beginning of year	$12.33		$9.08		$16.39		$16.37		$16.28

Income (loss) from investment operations:
Net investment income (loss)	0.02	(e)	0.02	(e)	0.02	(e)	(0.05	)(e)	(0.09	)(e)
Net realized and unrealized gain (loss) on investments, futures and foreign currency transactions	4.12		3.25		(7.31)		2.73		1.60

Total from investment operations	4.14		3.27		(7.29)		2.68		1.51

Less distributions:
Dividends from net investment income	(0.01)		(0.02)		—	#	—		—
Distributions from net realized gains	—		—		(0.02)		(2.66)		(1.42)

Total dividends and distributions	(0.01)		(0.02)		(0.02)		(2.66)		(1.42)

Net asset value, end of year	$16.46		$12.33		$9.08		$16.39		$16.37

Total return	33.56%		36.00%		(44.52)%		17.00%		9.28%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$1,006,467		$725,459		$308,472		$542,826		$509,593
Ratio of expenses to average net assets:
After fees paid indirectly	0.86%		0.89%		0.87%		0.86%		0.83%
Before fees paid indirectly	0.86%		0.90%		0.89%		0.87%		0.84%
Ratio of net investment income to average net assets:
After fees paid indirectly	0.15%		0.24%		0.17%		(0.26)%		(0.51)%
Before fees paid indirectly	0.15%		0.23%		0.15%		(0.27)%		(0.52)%
Portfolio turnover rate	52%		64%		115%		84%		74%

	Year Ended December 31,
Class IB	2010		2009		2008		2007		2006
Net asset value, beginning of year	$11.88		$8.76		$15.85		$15.95		$15.93

Income (loss) from investment operations:
Net investment income (loss)	(0.01	)(e)	—	#(e)	(0.01	)(e)	(0.09	)(e)	(0.13	)(e)
Net realized and unrealized gain (loss) on investments, futures and foreign currency transactions	3.96		3.12		(7.06)		2.65		1.57

Total from investment operations	3.95		3.12		(7.07)		2.56		1.44

Less distributions:
Dividends from net investment income	—		—	#	—		—		—
Distributions from net realized gains	—		—		(0.02)		(2.66)		(1.42)

Total dividends and distributions	—		—	#	(0.02)		(2.66)		(1.42)

Net asset value, end of year	$15.83		$11.88		$8.76		$15.85		$15.95

Total return	33.25%		35.64%		(44.66)%		16.70%		8.98%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$643,902		$491,589		$402,055		$771,708		$720,886
Ratio of expenses to average net assets:
After fees paid indirectly	1.11%		1.14%		1.12%		1.11%		1.08%
Before fees paid indirectly	1.11%		1.15%		1.14%		1.12%		1.09%
Ratio of net investment income to average net assets:
After fees paid indirectly	(0.10)%		0.03%		(0.08)%		(0.51)%		(0.76)%
Before fees paid indirectly	(0.11)%		0.02%		(0.10)%		(0.52)%		(0.77)%
Portfolio turnover rate	52%		64%		115%		84%		74%
#	Per share amount is less than $0.01.
(e)	Net investment income per share is based on average shares outstanding.

See Notes to Financial Statements.

EQ/AXA FRANKLIN SMALL CAP VALUE CORE PORTFOLIO (Unaudited)

PORTFOLIO ADVISERS

➢	BlackRock Investment Management, LLC

➢	Franklin Advisory Services, LLC

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/10
	1 Year	Since Incept.*
Portfolio – Class IA Shares	24.57%	1.44%
Portfolio – Class IB Shares	24.35	1.23
Russell 2500™ Value Index	24.82	2.13
* Date of inception 9/15/06 Returns for periods greater than one year are annualized

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IA shares returned 24.57% for the year ended December 31, 2010. The Portfolio’s benchmark, the Russell 2500™ Value Index, returned 24.82% over the same period.

The Portfolio’s assets are allocated between two investment managers. The Portfolio Highlights and Outlook sections below reflect the views of Franklin Advisory Services, LLC, who manage a portion of the Portfolio through active security and sector selection. Another allocated portion of the Portfolio, managed by BlackRock Investment Management, LLC, is designed to track the performance of the Russell 2000® Index.

Portfolio Highlights

What helped performance during the year:

•	An overweight position and stock selection in the Consumer Discretionary sector was beneficial for the Portfolio.

•	An overweight position in the Industrials sector was positive for the Portfolio.

•	An underweight position and stock selection in the Financials sector aided relative returns.

•	An underweight position in the Utilities sector assisted relative performance.

•	From the Consumer Discretionary sector, auto components manufacturers Autoliv Inc. and Gentex Corp were among top individual contributors to relative performance.

•

Other leading contributors to relative returns were insurer Protective Life (Financials sector), energy equipment and services company Rowan Cos. Inc. (Energy sector), and chemicals company Westlake Chemical (Materials sector).

•	Industrials sector holdings Wabash National, Nordson, Gardner Denver and Trinity Industries aided results.

What hurt performance during the year:

•	Industrials sector holdings Gibraltar Industries and Granite Construction hindered relative results.

•

Insurer American National Insurance (Financials sector) detracted from performance, as did specialty retailer Christopher & Banks (Consumer Discretionary sector) and electronic equipment and instruments manufacturer Benchmark Electronics (Information Technology sector).

•	Stock selection in the Energy sector held back performance. From that sector, oil tanker company Overseas Shipholding Group also weighed on the Portfolio’s performance.

Portfolio Positioning and Outlook

At the end of the year, the Portfolio continued to invest in small cap companies that the manager believes are selling below their underlying worth. The manager seeks securities at what it considers attractive prices, often when they are out of favor with other investors. Securities are selected without regard to benchmark comparisons, as the manager seeks long-term results.

Sector Weightings as of 12/31/10	% of Net Assets
Industrials	19.1%
Consumer Discretionary	13.9
Financials	12.9
Energy	7.8
Information Technology	7.0
Health Care	6.0
Materials	5.7
Utilities	2.3
Consumer Staples	1.7
Telecommunication Services	0.3
Cash and Other	23.3

100.0%

EQ/AXA FRANKLIN SMALL CAP VALUE CORE PORTFOLIO (Unaudited)

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2010 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/10	Ending Account Value 12/31/10	Expenses Paid During Period* 7/1/10 - 12/31/10
Class IA
Actual	$1,000.00	$1,306.00	$5.23
Hypothetical (5% average return before expenses)	1,000.00	1,020.67	4.58
Class IB
Actual	1,000.00	1,305.30	6.68
Hypothetical (5% average return before expenses)	1,000.00	1,019.41	5.85

*   Expenses are equal to the Portfolio’s Class IA and Class IB shares annualized expense ratios of 0.90% and 1.15%, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

EQ ADVISORS TRUST

EQ/AXA FRANKLIN SMALL CAP VALUE CORE PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2010

	Number of Shares	Value (Note 1)

COMMON STOCKS:
Consumer Discretionary (13.9%)
Auto Components (2.2%)
American Axle & Manufacturing Holdings, Inc.*	5,930	$76,260
Amerigon, Inc.*	1,850	20,128
Autoliv, Inc.	54,500	4,302,230
Cooper Tire & Rubber Co.	6,436	151,761
Dana Holding Corp.*	14,599	251,249
Dorman Products, Inc.*	1,194	43,271
Drew Industries, Inc.	15,154	344,299
Exide Technologies, Inc.*	7,586	71,384
Fuel Systems Solutions, Inc.*	1,496	43,952
Gentex Corp.	123,250	3,643,270
Modine Manufacturing Co.*	4,700	72,850
Spartan Motors, Inc.	2,966	18,063
Standard Motor Products, Inc.	2,400	32,880
Stoneridge, Inc.*	1,970	31,106
Superior Industries International, Inc.	2,070	43,925
Tenneco, Inc.*	6,292	258,979

		9,405,607

Automobiles (1.3%)
Thor Industries, Inc.	130,000	4,414,800
Winnebago Industries, Inc.*	63,488	965,018

		5,379,818

Distributors (0.1%)
Audiovox Corp., Class A*	1,928	16,639
Core-Mark Holding Co., Inc.*	1,009	35,910
Pool Corp.	5,055	113,940
Weyco Group, Inc.	950	23,265

		189,754

Diversified Consumer Services (1.0%)
American Public Education, Inc.*	1,874	69,788
Archipelago Learning, Inc.*	1,000	9,810
Bridgepoint Education, Inc.*	2,006	38,114
Cambium Learning Group, Inc.*	1,244	4,279
Capella Education Co.*	1,732	115,317
Coinstar, Inc.*	3,287	185,518
Corinthian Colleges, Inc.*	9,027	47,031
CPI Corp.	620	13,981
Grand Canyon Education, Inc.*	3,206	62,806
Hillenbrand, Inc.	46,200	961,422
K12, Inc.*	2,690	77,095
Learning Tree International, Inc.	645	6,166
Lincoln Educational Services Corp.	1,600	24,816
Mac-Gray Corp.	1,600	23,920
Matthews International Corp., Class A	3,200	111,936
Pre-Paid Legal Services, Inc.*	752	45,308
Princeton Review, Inc.*	910	1,074
Regis Corp.	128,310	2,129,946
Sotheby’s, Inc.	7,055	317,475
Steiner Leisure Ltd.*	1,450	67,715
Stewart Enterprises, Inc., Class A	7,810	52,249
Universal Technical Institute, Inc.	2,250	49,545

		4,415,311

	Number of Shares	Value (Note 1)

Hotels, Restaurants & Leisure (0.7%)
AFC Enterprises, Inc.*	2,735	$38,017
Ambassadors Group, Inc.	2,016	23,184
Ameristar Casinos, Inc.	2,940	45,952
Biglari Holdings, Inc.*	146	59,891
BJ’s Restaurants, Inc.*	2,283	80,887
Bluegreen Corp.*	840	2,705
Bob Evans Farms, Inc.	3,214	105,933
Boyd Gaming Corp.*	5,548	58,809
Bravo Brio Restaurant Group, Inc.*	1,231	23,598
Buffalo Wild Wings, Inc.*	1,800	78,930
California Pizza Kitchen, Inc.*	1,755	30,326
Caribou Coffee Co., Inc.*	783	7,893
Carrols Restaurant Group, Inc.*	1,391	10,321
CEC Entertainment, Inc.*	2,161	83,912
Cheesecake Factory, Inc.*	6,361	195,028
Churchill Downs, Inc.	1,295	56,203
Cracker Barrel Old Country Store, Inc.	2,456	134,515
Denny’s Corp.*	11,250	40,275
DineEquity, Inc.*	1,855	91,600
Domino’s Pizza, Inc.*	3,865	61,647
Einstein Noah Restaurant Group, Inc.*	770	10,819
Gaylord Entertainment Co.*	3,632	130,534
Interval Leisure Group, Inc.*	4,223	68,159
Isle of Capri Casinos, Inc.*	1,721	17,589
Jack in the Box, Inc.*	5,760	121,709
Jamba, Inc.*	5,981	13,577
Krispy Kreme Doughnuts, Inc.*	7,370	51,443
Life Time Fitness, Inc.*	4,390	179,946
Marcus Corp.	2,590	34,369
McCormick & Schmick’s Seafood Restaurants, Inc.*	1,664	15,126
Monarch Casino & Resort, Inc.*	1,240	15,500
Morgans Hotel Group Co.*	2,565	23,265
Multimedia Games, Inc.*	3,055	17,047
O’Charleys, Inc.*	2,104	15,149
Orient-Express Hotels Ltd., Class A*	9,452	122,781
P.F. Chang’s China Bistro, Inc.	2,333	113,057
Papa John’s International, Inc.*	2,214	61,328
Peet’s Coffee & Tea, Inc.*	1,203	50,213
Pinnacle Entertainment, Inc.*	6,110	85,662
Red Lion Hotels Corp.*	800	6,384
Red Robin Gourmet Burgers, Inc.*	1,455	31,239
Ruby Tuesday, Inc.*	6,720	87,763
Ruth’s Hospitality Group, Inc.*	3,269	15,135
Scientific Games Corp., Class A*	6,691	66,642
Shuffle Master, Inc.*	5,250	60,113
Sonic Corp.*	6,803	68,846
Speedway Motorsports, Inc.	1,238	18,966
Texas Roadhouse, Inc.*	5,849	100,427
Vail Resorts, Inc.*	3,728	194,005

		3,026,419

Household Durables (1.6%)
American Greetings Corp., Class A	3,980	88,197

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/AXA FRANKLIN SMALL CAP VALUE CORE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2010

	Number of Shares	Value (Note 1)

Bassett Furniture Industries, Inc.*	700	$2,940
Beazer Homes USA, Inc.*	7,662	41,298
Blyth, Inc.	632	21,791
Brookfield Homes Corp.*	1,440	13,536
Cavco Industries, Inc.*	661	30,862
CSS Industries, Inc.	687	14,159
D.R. Horton, Inc.	72,700	867,311
Ethan Allen Interiors, Inc.	32,806	656,448
Furniture Brands International, Inc.*	4,900	25,186
Helen of Troy Ltd.*	3,186	94,752
Hooker Furniture Corp.	74,744	1,056,133
Hovnanian Enterprises, Inc., Class A*	4,980	20,368
iRobot Corp.*	2,320	57,722
Kid Brands, Inc.*	1,093	9,345
La-Z-Boy, Inc.*	181,060	1,633,161
Libbey, Inc.*	1,624	25,123
Lifetime Brands, Inc.*	848	11,906
M.D.C. Holdings, Inc.	34,950	1,005,512
M/I Homes, Inc.*	61,330	943,255
Meritage Homes Corp.*	3,490	77,478
Ryland Group, Inc.	4,856	82,698
Sealy Corp.*	5,780	16,878
Skyline Corp.	890	23,211
Standard Pacific Corp.*	10,610	48,806
Universal Electronics, Inc.*	1,660	47,094

		6,915,170

Internet & Catalog Retail (0.1%)
1-800-FLOWERS.COM, Inc., Class A*	1,390	3,739
Blue Nile, Inc.*	1,250	71,325
Drugstore.Com, Inc.*	10,970	24,244
Gaiam, Inc., Class A	2,130	16,401
HSN, Inc.*	4,100	125,624
Nutrisystem, Inc.	2,789	58,653
Orbitz Worldwide, Inc.*	2,362	13,203
Overstock.com, Inc.*	1,500	24,720
PetMed Express, Inc.	2,247	40,019
Shutterfly, Inc.*	2,788	97,663
U.S. Auto Parts Network, Inc.*	1,302	10,937
Vitacost.com, Inc.*† (b)	1,421	7,695

		494,223

Leisure Equipment & Products (0.6%)
Arctic Cat, Inc.*	1,052	15,401
Brunswick Corp.	89,932	1,685,326
Callaway Golf Co.	7,410	59,799
Eastman Kodak Co.*	28,067	150,439
JAKKS Pacific, Inc.*	2,946	53,676
Leapfrog Enterprises, Inc.*	4,300	23,865
Marine Products Corp.*	1,660	11,056
Polaris Industries, Inc.	3,250	253,565
RC2 Corp.*	2,320	50,506
Smith & Wesson Holding Corp.*	6,353	23,760
Steinway Musical Instruments, Inc.*	617	12,247
Sturm Ruger & Co., Inc.	2,020	30,886
Summer Infant, Inc.*	910	6,898

		2,377,424

	Number of Shares	Value (Note 1)

Media (0.4%)
AH Belo Corp., Class A*	1,719	$14,955
Arbitron, Inc.	2,914	120,989
Ascent Media Corp., Class A*	1,700	65,892
Ballantyne Strong, Inc.*	1,350	10,489
Belo Corp., Class A*	9,713	68,768
Carmike Cinemas, Inc.*	900	6,948
Cinemark Holdings, Inc.	5,895	101,630
CKX, Inc.*	5,804	23,390
Crown Media Holdings, Inc., Class A*	1,900	4,978
Cumulus Media, Inc., Class A*	2,087	8,995
Dex One Corp.*	5,146	38,389
Entercom Communications Corp., Class A*	2,360	27,329
Entravision Communications Corp., Class A*	4,774	12,269
EW Scripps Co., Class A*	3,619	36,733
Fisher Communications, Inc.*	665	14,497
Global Sources Ltd.*	2,840	27,037
Gray Television, Inc.*	4,856	9,081
Harte-Hanks, Inc.	4,410	56,316
Journal Communications, Inc., Class A*	4,614	23,301
Knology, Inc.*	3,520	55,018
Lee Enterprises, Inc.*	4,329	10,649
LIN TV Corp., Class A*	3,082	16,335
Lions Gate Entertainment Corp.*	6,990	45,505
Live Nation Entertainment, Inc.*	15,075	172,157
LodgeNet Interactive Corp.*	2,912	12,376
Martha Stewart Living Omnimedia, Inc., Class A*	2,260	9,989
McClatchy Co., Class A*	6,133	28,641
Media General, Inc., Class A*	2,167	12,525
Mediacom Communications Corp., Class A*	4,179	35,354
National CineMedia, Inc.	5,672	112,930
Nexstar Broadcasting Group, Inc., Class A*	1,066	6,385
Outdoor Channel Holdings, Inc.*	2,200	15,774
Playboy Enterprises, Inc., Class B*	1,410	7,360
PRIMEDIA, Inc.	2,790	11,718
Radio One, Inc., Class D*	2,961	3,316
Rentrak Corp.*	998	30,100
Scholastic Corp.	3,031	89,536
Sinclair Broadcast Group, Inc., Class A	4,751	38,863
SuperMedia, Inc.*	1,318	11,480
Valassis Communications, Inc.*	5,210	168,543
Value Line, Inc.	40	578
Warner Music Group Corp.*	4,168	23,466
World Wrestling Entertainment, Inc., Class A	2,702	38,476

		1,629,060

Multiline Retail (1.5%)
99 Cents Only Stores*	4,857	77,421
Bon-Ton Stores, Inc.*	1,108	14,027
Dillard’s, Inc., Class A	4,848	183,933
Fred’s, Inc., Class A	139,090	1,913,878
J.C. Penney Co., Inc.	90,000	2,907,900

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/AXA FRANKLIN SMALL CAP VALUE CORE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2010

	Number of Shares	Value (Note 1)

Retail Ventures, Inc.*	2,428	$39,576
Saks, Inc.*	104,192	1,114,855
Tuesday Morning Corp.*	52,950	279,576

		6,531,166

Specialty Retail (3.4%)
America’s Car-Mart, Inc.*	1,068	28,921
AnnTaylor Stores Corp.*	6,140	168,175
Asbury Automotive Group, Inc.*	3,060	56,549
Barnes & Noble, Inc.	3,968	56,147
bebe stores, Inc.	3,179	18,947
Big 5 Sporting Goods Corp.	2,020	30,845
Books-A-Million, Inc.	1,300	7,540
Borders Group, Inc.*	3,428	3,086
Brown Shoe Co., Inc.	109,160	1,520,599
Buckle, Inc.	2,718	102,659
Build-A-Bear Workshop, Inc.*	1,969	15,043
Cabela’s, Inc.*	4,188	91,089
Casual Male Retail Group, Inc.*	3,996	18,941
Cato Corp., Class A	9,874	270,646
Charming Shoppes, Inc.*	11,580	41,109
Children’s Place Retail Stores, Inc.*	2,881	143,013
Christopher & Banks Corp.	182,370	1,121,575
Citi Trends, Inc.*	1,480	36,334
Coldwater Creek, Inc.*	5,540	17,562
Collective Brands, Inc.*	6,761	142,657
Conn’s, Inc.*	1,277	5,976
Destination Maternity Corp.*	590	22,379
Dress Barn, Inc.*	6,263	165,468
DSW, Inc., Class A*	1,460	57,086
Express, Inc.	1,643	30,888
Finish Line, Inc., Class A	5,271	90,608
Genesco, Inc.*	2,488	93,275
Group 1 Automotive, Inc.	82,495	3,444,991
Haverty Furniture Cos., Inc.	2,188	28,400
hhgregg, Inc.*	1,500	31,425
Hibbett Sports, Inc.*	3,014	111,217
HOT Topic, Inc.	4,080	25,582
Jo-Ann Stores, Inc.*	2,920	175,842
Jos. A. Bank Clothiers, Inc.*	2,809	113,259
Kirkland’s, Inc.*	1,699	23,837
Lithia Motors, Inc., Class A	2,371	33,882
Lumber Liquidators Holdings, Inc.*	2,288	56,994
MarineMax, Inc.*	2,102	19,654
Men’s Wearhouse, Inc.	104,821	2,618,429
Midas, Inc.*	1,379	11,184
Monro Muffler Brake, Inc.	3,026	104,652
New York & Co., Inc.*	2,153	9,516
OfficeMax, Inc.*	8,788	155,548
Pacific Sunwear of California, Inc.*	7,660	41,517
Penske Automotive Group, Inc.*	4,550	79,261
PEP Boys-Manny, Moe & Jack	5,580	74,939
Pier 1 Imports, Inc.*	97,162	1,020,201
Rent-A-Center, Inc.	6,770	218,536
Rue21, Inc.*	1,520	44,551
Sally Beauty Holdings, Inc.*	9,945	144,501
Select Comfort Corp.*	5,620	51,311
Shoe Carnival, Inc.*	982	26,514
Sonic Automotive, Inc., Class A	4,141	54,827

	Number of Shares	Value (Note 1)

Stage Stores, Inc.	4,320	$74,909
Stein Mart, Inc.	3,060	28,305
Systemax, Inc.*	1,220	17,202
Talbots, Inc.*	7,261	61,864
Ulta Salon Cosmetics & Fragrance, Inc.*	3,333	113,322
Vitamin Shoppe, Inc.*	1,603	53,925
West Marine, Inc.*	105,981	1,121,279
Wet Seal, Inc., Class A*	10,559	39,068
Zumiez, Inc.*	1,990	53,471

		14,641,032

Textiles, Apparel & Luxury Goods (1.0%)
American Apparel, Inc.*	4,740	7,868
Carter’s, Inc.*	6,144	181,309
Cherokee, Inc.	799	15,029
Columbia Sportswear Co.	1,166	70,310
Crocs, Inc.*	9,150	156,648
Culp, Inc.*	808	8,371
Deckers Outdoor Corp.*	4,074	324,861
Delta Apparel, Inc.*	374	5,049
G-III Apparel Group Ltd.*	1,632	57,365
Iconix Brand Group, Inc.*	7,280	140,577
Joe’s Jeans, Inc.*	3,980	6,209
Jones Group, Inc.	9,314	144,740
Kenneth Cole Productions, Inc., Class A*	760	9,492
K-Swiss, Inc., Class A*	2,741	34,180
LaCrosse Footwear, Inc.	293	4,805
Liz Claiborne, Inc.*	9,605	68,772
Maidenform Brands, Inc.*	2,337	55,550
Movado Group, Inc.*	1,637	26,421
Oxford Industries, Inc.	1,491	38,185
Perry Ellis International, Inc.*	1,017	27,937
Quiksilver, Inc.*	14,300	72,501
R.G. Barry Corp.	499	5,549
Skechers U.S.A., Inc., Class A*	3,615	72,300
Steven Madden Ltd.*	2,540	105,969
Timberland Co., Class A*	4,331	106,499
True Religion Apparel, Inc.*	2,735	60,881
Under Armour, Inc., Class A*	3,680	201,811
Unifi, Inc.*	1,489	25,209
Vera Bradley, Inc.*	1,354	44,682
Volcom, Inc.	1,970	37,174
Warnaco Group, Inc.*	37,467	2,063,308
Wolverine World Wide, Inc.	5,030	160,356

		4,339,917

Total Consumer Discretionary		59,344,901

Consumer Staples (1.7%)
Beverages (0.0%)
Boston Beer Co., Inc., Class A*	880	83,679
Coca-Cola Bottling Co. Consolidated	409	22,732
Heckmann Corp.*	8,600	43,258
MGP Ingredients, Inc.	1,007	11,118
National Beverage Corp.	1,580	20,761

		181,548

Food & Staples Retailing (0.6%)
Andersons, Inc.	1,915	69,610

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/AXA FRANKLIN SMALL CAP VALUE CORE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2010

	Number of Shares	Value (Note 1)

Arden Group, Inc., Class A	131	$10,808
Casey’s General Stores, Inc.	38,923	1,654,617
Fresh Market, Inc.*	1,621	66,785
Ingles Markets, Inc., Class A	1,312	25,190
Nash Finch Co.	1,220	51,862
Pantry, Inc.*	2,450	48,657
Pricesmart, Inc.	1,616	61,456
Rite Aid Corp.*	57,356	50,657
Ruddick Corp.	4,430	163,201
Spartan Stores, Inc.	2,327	39,443
Susser Holdings Corp.*	908	12,576
United Natural Foods, Inc.*	5,134	188,315
Village Super Market, Inc., Class A	710	23,430
Weis Markets, Inc.	1,000	40,330
Winn-Dixie Stores, Inc.*	5,380	38,575

		2,545,512

Food Products (0.9%)
Alico, Inc.	401	9,560
B&G Foods, Inc.	4,557	62,568
Calavo Growers, Inc.	1,040	23,972
Cal-Maine Foods, Inc.	1,440	45,475
Chiquita Brands International, Inc.*	4,974	69,735
Darling International, Inc.*	8,634	114,660
Diamond Foods, Inc.	2,280	121,250
Dole Food Co., Inc.*	3,835	51,811
Farmer Bros Co.	990	17,622
Fresh Del Monte Produce, Inc.	4,176	104,191
Griffin Land & Nurseries, Inc.	180	5,828
Hain Celestial Group, Inc.*	4,248	114,951
Harbinger Group, Inc.*	1,700	10,523
Imperial Sugar Co.	1,060	14,172
J&J Snack Foods Corp.	1,350	65,124
John B. Sanfilippo & Son, Inc.*	521	6,481
Lancaster Colony Corp.	40,065	2,291,718
Lifeway Foods, Inc.*	830	7,927
Limoneira Co.	868	24,912
Pilgrim’s Pride Corp.*	5,004	35,478
Sanderson Farms, Inc.	2,350	92,003
Seneca Foods Corp., Class A*	823	22,205
Smart Balance, Inc.*	5,942	25,729
Snyders-Lance, Inc.	2,742	64,272
Tootsie Roll Industries, Inc.	2,627	76,104
TreeHouse Foods, Inc.*	3,670	187,500

		3,665,771

Household Products (0.0%)
Central Garden & Pet Co., Class A*	5,973	59,013
Oil-Dri Corp. of America	800	17,192
Spectrum Brands Holdings, Inc.*	1,872	58,351
WD-40 Co.	1,700	68,476

		203,032

Personal Products (0.1%)
Elizabeth Arden, Inc.*	2,800	64,428
Female Health Co.	2,300	13,087
Inter Parfums, Inc.	1,504	28,351
Medifast, Inc.*	1,439	41,558
Nature’s Sunshine Products, Inc.*	580	5,208

	Number of Shares	Value (Note 1)

Nu Skin Enterprises, Inc., Class A	5,060	$153,116
Nutraceutical International Corp.*	1,038	14,729
Prestige Brands Holdings, Inc.*	4,156	49,664
Revlon, Inc., Class A*	1,231	12,113
Schiff Nutrition International, Inc.	1,337	12,140
Synutra International, Inc.*	2,018	27,142
USANA Health Sciences, Inc.*	560	24,332

		445,868

Tobacco (0.1%)
Alliance One International, Inc.*	8,450	35,828
Star Scientific, Inc.*	10,249	19,986
Universal Corp.	2,557	104,070
Vector Group Ltd.	4,526	78,390

		238,274

Total Consumer Staples		7,280,005

Energy (7.8%)
Energy Equipment & Services (5.8%)
Allis-Chalmers Energy, Inc.*	4,473	31,714
Atwood Oceanics, Inc.*	67,000	2,503,790
Basic Energy Services, Inc.*	2,540	41,859
Bristow Group, Inc.*	82,374	3,900,409
Cal Dive International, Inc.*	9,508	53,910
CARBO Ceramics, Inc.	1,944	201,282
Complete Production Services, Inc.*	8,106	239,532
Dawson Geophysical Co.*	1,022	32,602
Dril-Quip, Inc.*	3,556	276,372
Global Industries Ltd.*	246,900	1,711,017
Gulf Island Fabrication, Inc.	1,460	41,143
Gulfmark Offshore, Inc., Class A*	2,394	72,778
Helix Energy Solutions Group, Inc.*	135,758	1,648,102
Hercules Offshore, Inc.*	13,142	45,471
Hornbeck Offshore Services, Inc.*	2,388	49,861
ION Geophysical Corp.*	13,184	111,800
Key Energy Services, Inc.*	13,157	170,778
Lufkin Industries, Inc.	3,132	195,406
Matrix Service Co.*	2,865	34,896
Natural Gas Services Group, Inc.*	1,296	24,507
Newpark Resources, Inc.*	8,860	54,578
Oil States International, Inc.*	42,200	2,704,598
OYO Geospace Corp.*	520	51,537
Parker Drilling Co.*	11,360	51,915
PHI, Inc. (Non-Voting)*	1,710	32,216
Pioneer Drilling Co.*	5,580	49,160
Rowan Cos., Inc.*	102,500	3,578,275
RPC, Inc.	5,055	91,597
Seahawk Drilling, Inc.*	943	8,440
T-3 Energy Services, Inc.*	1,383	55,085
Tesco Corp.*	3,106	49,323
TETRA Technologies, Inc.*	7,924	94,058
Tidewater, Inc.	66,000	3,553,440
Union Drilling, Inc.*	1,660	12,085

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/AXA FRANKLIN SMALL CAP VALUE CORE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2010

	Number of Shares	Value (Note 1)

Unit Corp.*	58,950	$2,739,996
Vantage Drilling Co.*	11,048	22,427
Willbros Group, Inc.*	4,540	44,583

		24,580,542

Oil, Gas & Consumable Fuels (2.0%)
Abraxas Petroleum Corp.*	7,196	32,886
Alon USA Energy, Inc.	1,280	7,654
Apco Oil and Gas International, Inc.	1,180	67,850
Approach Resources, Inc.*	1,240	28,644
Arch Coal, Inc.	16,800	589,008
ATP Oil & Gas Corp.*	4,461	74,677
Berry Petroleum Co., Class A	5,420	236,854
Bill Barrett Corp.*	4,762	195,861
BPZ Resources, Inc.*	10,360	49,314
Brigham Exploration Co.*	12,150	330,966
Callon Petroleum Co.*	2,942	17,417
CAMAC Energy, Inc.*	4,708	9,369
Carrizo Oil & Gas, Inc.*	3,343	115,300
Cheniere Energy, Inc.*	4,916	27,136
Clayton Williams Energy, Inc.*	647	54,329
Clean Energy Fuels Corp.*	4,152	57,464
Cloud Peak Energy, Inc.*	3,600	83,628
Contango Oil & Gas Co.*	1,180	68,357
Crosstex Energy, Inc.	4,521	40,056
CVR Energy, Inc.*	2,920	44,326
Delek U.S. Holdings, Inc.	1,930	14,050
Delta Petroleum Corp.*	21,510	16,348
DHT Holdings, Inc.	4,190	19,483
Endeavour International Corp.*	1,754	24,205
Energy Partners Ltd.*	2,975	44,208
Energy XXI Bermuda Ltd.*	7,389	204,454
Evolution Petroleum Corp.*	1,304	8,502
FX Energy, Inc.*	4,659	28,653
Gastar Exploration Ltd.*	4,211	18,107
General Maritime Corp.	5,810	18,882
GeoResources, Inc.*	1,328	29,495
GMX Resources, Inc.*	3,162	17,454
Golar LNG Ltd.	3,760	56,438
Goodrich Petroleum Corp.*	2,504	44,171
Green Plains Renewable Energy, Inc.*	1,604	18,061
Gulfport Energy Corp.*	2,846	61,616
Harvest Natural Resources, Inc.*	3,662	44,567
Houston American Energy Corp.	1,853	33,521
International Coal Group, Inc.*	13,439	104,018
Isramco, Inc.*	200	16,860
James River Coal Co.*	2,735	69,278
Knightsbridge Tankers Ltd.	1,709	38,059
Kodiak Oil & Gas Corp.*	15,380	101,508
L&L Energy, Inc.*	1,532	16,546
Magnum Hunter Resources Corp.*	4,978	35,842
McMoRan Exploration Co.*	8,984	153,986
Miller Petroleum, Inc.*	1,838	9,558
Nordic American Tanker Shipping Ltd.	4,759	123,829
Northern Oil and Gas, Inc.*	5,769	156,974
Oasis Petroleum, Inc.*	5,007	135,790
Overseas Shipholding Group, Inc.	42,631	1,509,990

	Number of Shares	Value (Note 1)

Panhandle Oil and Gas, Inc., Class A	800	$21,936
Patriot Coal Corp.*	8,163	158,117
Penn Virginia Corp.	4,815	80,988
Petroleum Development Corp.*	1,976	83,407
PetroQuest Energy, Inc.*	6,020	45,331
RAM Energy Resources, Inc.*	5,240	9,642
Rentech, Inc.*	21,628	26,386
Resolute Energy Corp.*	3,906	57,653
REX American Resources Corp.*	990	15,206
Rex Energy Corp.*	3,373	46,041
Rosetta Resources, Inc.*	5,582	210,106
Scorpio Tankers, Inc.*	975	9,857
Ship Finance International Ltd.	4,756	102,349
Stone Energy Corp.*	4,634	103,292
Swift Energy Co.*	3,967	155,308
Syntroleum Corp.*	7,358	13,612
Teekay Corp.	47,869	1,583,507
Teekay Tankers Ltd., Class A	2,648	32,676
TransAtlantic Petroleum Ltd.*	15,149	50,446
Uranium Energy Corp.*	7,200	43,488
USEC, Inc.*	11,783	70,934
VAALCO Energy, Inc.*	5,050	36,158
Venoco, Inc.*	2,190	40,405
W&T Offshore, Inc.	3,670	65,583
Warren Resources, Inc.*	6,280	28,386
Western Refining, Inc.*	5,049	53,418
World Fuel Services Corp.	7,353	265,884

		8,715,665

Total Energy		33,296,207

Financials (12.9%)
Capital Markets (0.6%)
American Capital Ltd.*	35,785	270,535
Apollo Investment Corp.	20,061	222,075
Artio Global Investors, Inc.	2,916	43,011
BGC Partners, Inc., Class A	5,645	46,910
BlackRock Kelso Capital Corp.	5,848	64,679
Calamos Asset Management, Inc., Class A	1,770	24,780
Capital Southwest Corp.	314	32,593
Cohen & Steers, Inc.	2,030	52,983
Cowen Group, Inc., Class A*	2,900	13,514
Diamond Hill Investment Group, Inc.	290	20,979
Duff & Phelps Corp., Class A	2,676	45,117
Epoch Holding Corp.	1,720	26,712
Evercore Partners, Inc., Class A	1,627	55,318
FBR Capital Markets Corp.*	4,819	18,409
Fifth Street Finance Corp.	4,569	55,468
Financial Engines, Inc.*	1,137	22,547
GAMCO Investors, Inc., Class A	711	34,135
GFI Group, Inc.	6,260	29,359
Gladstone Capital Corp.	1,860	21,427
Gladstone Investment Corp.	1,590	12,163
Gleacher & Co., Inc.*	6,770	16,045
Golub Capital BDC, Inc.	587	10,049
Harris & Harris Group, Inc.*	2,360	10,337
Hercules Technology Growth Capital, Inc.	3,180	32,945

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/AXA FRANKLIN SMALL CAP VALUE CORE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2010

	Number of Shares	Value (Note 1)

HFF, Inc., Class A*	1,724	$16,654
International Assets Holding Corp.*	1,271	29,996
Internet Capital Group, Inc.*	3,996	56,823
Investment Technology Group, Inc.*	4,483	73,387
JMP Group, Inc.	2,200	16,786
KBW, Inc.	3,510	97,999
Knight Capital Group, Inc., Class A*	9,457	130,412
LaBranche & Co., Inc.*	4,197	15,109
Ladenburg Thalmann Financial Services, Inc.*	8,981	10,508
Main Street Capital Corp.	1,400	25,466
MCG Capital Corp.	7,827	54,554
Medallion Financial Corp.	1,549	12,702
MF Global Holdings Ltd.*	12,393	103,605
MVC Capital, Inc.	2,660	38,836
NGP Capital Resources Co.	1,640	15,088
Oppenheimer Holdings, Inc., Class A	1,110	29,093
optionsXpress Holdings, Inc.	4,462	69,920
PennantPark Investment Corp.	3,122	38,213
Penson Worldwide, Inc.*	2,570	12,567
Piper Jaffray Cos., Inc.*	1,820	63,718
Prospect Capital Corp.	8,927	96,412
Pzena Investment Management, Inc., Class A	1,100	8,085
Rodman & Renshaw Capital Group, Inc.*	1,582	4,240
Safeguard Scientifics, Inc.*	2,143	36,602
Sanders Morris Harris Group, Inc.	2,900	21,025
Solar Capital Ltd.	793	19,651
Stifel Financial Corp.*	3,680	228,307
SWS Group, Inc.	2,450	12,373
TICC Capital Corp.	2,817	31,579
TradeStation Group, Inc.*	3,987	26,912
Triangle Capital Corp.	1,076	20,444
Virtus Investment Partners, Inc.*	582	26,405
Westwood Holdings Group, Inc.	740	29,570

		2,655,131

Commercial Banks (2.0%)
1st Source Corp.	1,920	38,861
1st United Bancorp, Inc.*	1,716	11,858
Alliance Financial Corp./ New York	600	19,410
American National Bankshares, Inc.	900	21,195
Ameris Bancorp*	2,305	24,295
Ames National Corp.	1,040	22,537
Arrow Financial Corp.	1,285	35,350
BancFirst Corp.	800	32,952
Banco Latinoamericano de Comercio Exterior S.A., Class E	2,430	44,858
Bancorp Rhode Island, Inc.	200	5,818
Bancorp, Inc./Delaware*	2,701	27,469
Bank of Marin Bancorp/California	700	24,500

	Number of Shares	Value (Note 1)

Bank of the Ozarks, Inc.	1,254	$54,361
Boston Private Financial Holdings, Inc.	6,590	43,165
Bridge Bancorp, Inc.	900	22,185
Bryn Mawr Bank Corp.	1,100	19,195
Camden National Corp.	950	34,418
Capital City Bank Group, Inc.	1,570	19,782
Cardinal Financial Corp.	2,991	34,785
Cathay General Bancorp	7,905	132,013
Center Financial Corp.*	3,212	24,347
Centerstate Banks, Inc.	2,109	16,703
Century Bancorp, Inc./Massachusetts, Class A	355	9,510
Chemical Financial Corp.	61,412	1,360,276
Citizens & Northern Corp.	1,577	23,434
Citizens Republic Bancorp, Inc.*	38,543	23,704
City Holding Co.	1,520	55,070
CNB Financial Corp./ Pennsylvania	1,300	19,253
CoBiz Financial, Inc.	3,148	19,140
Columbia Banking System, Inc.	4,141	87,209
Community Bank System, Inc.	3,220	89,419
Community Trust Bancorp, Inc.	1,410	40,834
CVB Financial Corp.	9,148	79,313
Danvers Bancorp, Inc.	1,980	34,987
Eagle Bancorp, Inc.*	2,000	28,860
Encore Bancshares, Inc.*	469	4,812
Enterprise Financial Services Corp.	1,640	17,154
F.N.B. Corp./Pennsylvania	11,420	112,144
Financial Institutions, Inc.	1,133	21,493
First Bancorp, Inc./Maine	1,310	20,685
First Bancorp/North Carolina	1,518	23,241
First Bancorp/Puerto Rico*	6,500	2,990
First Busey Corp.	5,985	28,130
First Commonwealth Financial Corp.	9,710	68,747
First Community Bancshares, Inc./Virginia	1,504	22,470
First Financial Bancorp	5,880	108,662
First Financial Bankshares, Inc.	2,310	118,226
First Financial Corp./Indiana	1,164	40,903
First Interstate Bancsystem, Inc.	901	13,731
First Merchants Corp.	2,713	24,037
First Midwest Bancorp, Inc./ Illinois	7,407	85,329
First of Long Island Corp.	800	23,128
First South Bancorp, Inc./North Carolina	1,310	8,476
FirstMerit Corp.	11,354	224,696
German American Bancorp, Inc.	1,500	27,622
Glacier Bancorp, Inc.	7,253	109,593
Great Southern Bancorp, Inc.	1,300	30,667
Green Bankshares, Inc.*	1,112	3,558
Hancock Holding Co.	2,884	100,536
Hanmi Financial Corp.*	4,788	5,506
Heartland Financial USA, Inc.	1,680	29,333
Heritage Financial Corp./Washington*	1,100	15,312
Home Bancorp, Inc.*	1,400	19,348
Home Bancshares, Inc./Arkansas	2,332	51,374

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/AXA FRANKLIN SMALL CAP VALUE CORE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2010

	Number of Shares	Value (Note 1)

Hudson Valley Holding Corp.	1,347	$33,352
IBERIABANK Corp.	2,723	161,011
Independent Bank Corp./Massachusetts	1,980	53,559
International Bancshares Corp.	5,538	110,926
Investors Bancorp, Inc.*	4,600	60,352
Lakeland Bancorp, Inc.	1,650	18,101
Lakeland Financial Corp.	1,440	30,902
MainSource Financial Group, Inc.	1,660	17,281
MB Financial, Inc.	5,442	94,255
Merchants Bancshares, Inc.	200	5,512
Metro Bancorp, Inc.*	1,176	12,948
Midsouth Bancorp, Inc.	1,000	15,360
MidWestOne Financial Group, Inc.	487	7,359
Nara Bancorp, Inc.*	3,779	37,110
National Bankshares, Inc./ Virginia	1,000	31,490
National Penn Bancshares, Inc.	12,750	102,382
NBT Bancorp, Inc.	3,600	86,940
Northfield Bancorp, Inc./ New Jersey	2,430	32,368
Old National Bancorp/Indiana	8,770	104,275
OmniAmerican Bancorp, Inc.*	924	12,520
Oriental Financial Group, Inc.	5,112	63,849
Orrstown Financial Services, Inc.	900	24,669
Pacific Continental Corp.	2,510	25,251
PacWest Bancorp	3,103	66,342
Park National Corp.	1,330	96,651
Peapack-Gladstone Financial Corp.	1,222	15,947
Penns Woods Bancorp, Inc.	600	23,880
Peoples Bancorp, Inc./Ohio	15,560	243,514
Pinnacle Financial Partners, Inc.*	3,170	43,049
Porter Bancorp, Inc.	666	6,866
PrivateBancorp, Inc.	5,400	77,652
Prosperity Bancshares, Inc.	4,710	185,009
Renasant Corp.	2,570	43,459
Republic Bancorp, Inc./Kentucky, Class A	921	21,874
S&T Bancorp, Inc.	2,452	55,391
Sandy Spring Bancorp, Inc.	2,260	41,652
SCBT Financial Corp.	1,309	42,870
Sierra Bancorp	1,210	12,983
Signature Bank/New York*	4,173	208,650
Simmons First National Corp., Class A	1,540	43,890
Southside Bancshares, Inc.	1,649	34,744
Southwest Bancorp, Inc./ Oklahoma*	1,932	23,957
State Bancorp, Inc./New York	1,608	14,874
StellarOne Corp.	2,060	29,952
Sterling Bancorp/New York	2,880	30,154
Sterling Bancshares, Inc./Texas	10,061	70,628
Suffolk Bancorp	1,050	25,914
Susquehanna Bancshares, Inc.	13,297	128,715
SVB Financial Group*	4,322	229,282
SY Bancorp, Inc.	1,450	35,597
Taylor Capital Group, Inc.*	849	11,164
Texas Capital Bancshares, Inc.*	3,699	78,678
Tompkins Financial Corp.	847	33,169

	Number of Shares	Value (Note 1)

Tower Bancorp, Inc.	600	$13,224
TowneBank/Virginia	2,740	43,539
Trico Bancshares	1,516	24,483
Trustmark Corp.	6,510	161,708
UMB Financial Corp.	3,220	133,372
Umpqua Holdings Corp.	11,704	142,555
Union First Market Bankshares Corp.	1,944	28,732
United Bankshares, Inc.	3,840	112,128
United Community Banks, Inc./Georgia*	9,464	18,455
Univest Corp. of Pennsylvania	1,748	33,509
Virginia Commerce Bancorp, Inc.*	1,615	9,981
Washington Banking Co.	1,586	21,744
Washington Trust Bancorp, Inc.	1,790	39,165
Webster Financial Corp.	6,902	135,969
WesBanco, Inc.	2,710	51,382
West Bancorp, Inc.	1,718	13,383
West Coast Bancorp/Oregon*	9,643	27,193
Westamerica Bancorp	2,979	165,245
Western Alliance Bancorp*	5,986	44,057
Whitney Holding Corp./ Louisiana	9,925	140,439
Wilshire Bancorp, Inc.	2,160	16,459
Wintrust Financial Corp.	3,217	106,258

		8,544,228

Consumer Finance (0.2%)
Advance America Cash Advance Centers, Inc.	5,301	29,898
Cash America International, Inc.	3,140	115,960
CompuCredit Holdings Corp.*	2,300	16,054
Credit Acceptance Corp.*	600	37,662
Dollar Financial Corp.*	2,614	74,839
EZCORP, Inc., Class A*	4,811	130,522
First Cash Financial Services, Inc.*	3,063	94,922
First Marblehead Corp.*	7,750	16,817
Nelnet, Inc., Class A	2,712	64,247
Netspend Holdings, Inc.*	3,247	41,627
Student Loan Corp.	198	6,423
World Acceptance Corp.*	1,752	92,506

		721,477

Diversified Financial Services (0.2%)
Asset Acceptance Capital Corp.*	2,160	12,809
Asta Funding, Inc.	750	6,075
California First National Bancorp	200	2,886
Compass Diversified Holdings	3,377	59,739
Encore Capital Group, Inc.*	1,437	33,698
Life Partners Holdings, Inc.	825	15,782
MarketAxess Holdings, Inc.	3,050	63,471
Marlin Business Services Corp.*	697	8,817
NewStar Financial, Inc.*	3,201	33,835
PHH Corp.*	5,749	133,089
PICO Holdings, Inc.*	2,402	76,384
Portfolio Recovery Associates, Inc.*	1,757	132,126
Primus Guaranty Ltd.*	2,740	13,919

		592,630

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/AXA FRANKLIN SMALL CAP VALUE CORE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2010

	Number of Shares	Value (Note 1)

Insurance (7.0%)
Alterra Capital Holdings Ltd.	9,969	$215,729
American Equity Investment Life Holding Co.	5,660	71,033
American National Insurance Co.	11,550	988,911
American Safety Insurance Holdings Ltd.*	920	19,670
AMERISAFE, Inc.*	1,700	29,750
Amtrust Financial Services, Inc.	2,770	48,475
Argo Group International Holdings Ltd.	3,130	117,218
Arthur J. Gallagher & Co.	39,300	1,142,844
Aspen Insurance Holdings Ltd.	80,950	2,316,789
Baldwin & Lyons, Inc., Class B	1,100	25,883
Citizens, Inc./Texas*	4,400	32,780
CNA Surety Corp.*	2,110	49,965
CNO Financial Group, Inc.*	23,445	158,957
Crawford & Co., Class B*	3,080	10,472
Delphi Financial Group, Inc., Class A	4,730	136,413
Donegal Group, Inc., Class A	1,630	23,602
eHealth, Inc.*	2,512	35,645
EMC Insurance Group, Inc.	559	12,656
Employers Holdings, Inc.	4,622	80,793
Enstar Group Ltd.*	690	58,360
Erie Indemnity Co., Class A	18,200	1,191,554
FBL Financial Group, Inc., Class A	1,550	44,438
First American Financial Corp.	10,691	159,724
First Mercury Financial Corp.	1,431	23,468
Flagstone Reinsurance Holdings S.A.	5,148	64,865
FPIC Insurance Group, Inc.*	830	30,677
Global Indemnity plc*	1,497	30,614
Greenlight Capital Reinsurance Ltd., Class A*	3,009	80,671
Hallmark Financial Services*	1,098	9,992
Hanover Insurance Group, Inc.	23,000	1,074,560
Harleysville Group, Inc.	1,310	48,129
HCC Insurance Holdings, Inc.	25,100	726,394
Hilltop Holdings, Inc.*	3,690	36,605
Horace Mann Educators Corp.	3,820	68,913
Infinity Property & Casualty Corp.	1,448	89,486
Kansas City Life Insurance Co.	590	19,488
Maiden Holdings Ltd.	6,130	48,182
Meadowbrook Insurance Group, Inc.	5,965	61,141
Montpelier Reinsurance Holdings Ltd.	108,346	2,160,419
National Financial Partners Corp.*	4,640	62,176
National Interstate Corp.	970	20,758
National Western Life Insurance Co., Class A	233	38,846
Navigators Group, Inc.*	1,180	59,413
Old Republic International Corp.	244,000	3,325,720
Phoenix Cos., Inc.*	10,900	27,686
Platinum Underwriters Holdings Ltd.	4,596	206,682
Presidential Life Corp.	2,145	21,300

	Number of Shares	Value (Note 1)

Primerica, Inc.	2,476	$60,043
ProAssurance Corp.*	3,468	210,161
Protective Life Corp.	172,600	4,598,064
RLI Corp.	23,540	1,237,498
Safety Insurance Group, Inc.	1,440	68,501
SeaBright Holdings, Inc.	1,800	16,596
Selective Insurance Group, Inc.	5,250	95,287
StanCorp Financial Group, Inc.	45,500	2,053,870
State Auto Financial Corp.	1,563	27,227
Stewart Information Services Corp.	2,100	24,213
Tower Group, Inc.	101,434	2,594,682
Transatlantic Holdings, Inc.	28,000	1,445,360
United Fire & Casualty Co.	2,286	51,024
Universal Insurance Holdings, Inc.	2,300	11,201
Validus Holdings Ltd.	71,522	2,189,288

		29,990,861

Real Estate Investment Trusts (REITs) (2.0%)
Acadia Realty Trust (REIT)	4,139	75,495
Agree Realty Corp. (REIT)	850	22,261
Alexander’s, Inc. (REIT)	250	103,070
American Campus Communities, Inc. (REIT)	6,769	214,983
American Capital Agency Corp. (REIT)	5,217	149,937
Anworth Mortgage Asset Corp. (REIT)	11,120	77,840
Apollo Commercial Real Estate Finance, Inc. (REIT)	1,300	21,255
Ashford Hospitality Trust, Inc. (REIT)*	4,428	42,730
Associated Estates Realty Corp. (REIT)	3,218	49,203
BioMed Realty Trust, Inc. (REIT)	14,001	261,119
CapLease, Inc. (REIT)	7,050	41,031
Capstead Mortgage Corp. (REIT)	7,990	100,594
CBL & Associates Properties, Inc. (REIT)	14,593	255,377
Cedar Shopping Centers, Inc. (REIT)	5,620	35,350
Chatham Lodging Trust (REIT)	636	10,971
Chesapeake Lodging Trust (REIT)	1,153	21,688
Cogdell Spencer, Inc. (REIT)	4,183	24,261
Colonial Properties Trust (REIT)	7,276	131,332
Colony Financial, Inc. (REIT)	1,900	38,038
Cousins Properties, Inc. (REIT)	8,935	74,518
CreXus Investment Corp. (REIT)	1,900	24,890
Cypress Sharpridge Investments, Inc. (REIT)	3,719	48,012
DCT Industrial Trust, Inc. (REIT)	21,678	115,110
DiamondRock Hospitality Co. (REIT)*	16,030	192,360
DuPont Fabros Technology, Inc. (REIT)	4,326	92,014

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/AXA FRANKLIN SMALL CAP VALUE CORE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2010

	Number of Shares	Value (Note 1)

Dynex Capital, Inc. (REIT)	1,211	$13,224
EastGroup Properties, Inc. (REIT)	3,070	129,922
Education Realty Trust, Inc. (REIT)	5,881	45,695
Entertainment Properties Trust (REIT)	4,833	223,526
Equity Lifestyle Properties, Inc. (REIT)	2,724	152,353
Equity One, Inc. (REIT)	4,093	74,411
Excel Trust, Inc. (REIT)	1,117	13,516
Extra Space Storage, Inc. (REIT)	9,160	159,384
FelCor Lodging Trust, Inc. (REIT)*	7,284	51,279
First Industrial Realty Trust, Inc. (REIT)*	6,610	57,904
First Potomac Realty Trust (REIT)	4,486	75,455
Franklin Street Properties Corp. (REIT)	7,570	107,872
Getty Realty Corp. (REIT)	2,130	66,626
Gladstone Commercial Corp. (REIT)	809	15,233
Glimcher Realty Trust (REIT)	8,833	74,197
Government Properties Income Trust (REIT)	2,858	76,566
Hatteras Financial Corp. (REIT)	4,932	149,292
Healthcare Realty Trust, Inc. (REIT)	6,571	139,108
Hersha Hospitality Trust (REIT)	11,998	79,187
Highwoods Properties, Inc. (REIT)	7,503	238,971
Home Properties, Inc. (REIT)	3,889	215,801
Inland Real Estate Corp. (REIT)	8,210	72,248
Invesco Mortgage Capital, Inc. (REIT)	4,119	89,959
Investors Real Estate Trust (REIT)	7,020	62,969
iStar Financial, Inc. (REIT)*	9,469	74,048
Kilroy Realty Corp. (REIT)	5,726	208,827
Kite Realty Group Trust (REIT)	6,160	33,326
LaSalle Hotel Properties (REIT)	7,402	195,413
Lexington Realty Trust (REIT)	10,546	83,841
LTC Properties, Inc. (REIT)	2,276	63,910
Medical Properties Trust, Inc. (REIT)	11,170	120,971
MFA Financial, Inc. (REIT)	30,781	251,173
Mid-America Apartment Communities, Inc. (REIT)	3,402	215,993
Mission West Properties, Inc. (REIT)	1,040	6,958
Monmouth Real Estate Investment Corp. (REIT), Class A	2,612	22,202
MPG Office Trust, Inc. (REIT)*	4,948	13,607
National Health Investors, Inc. (REIT)	2,890	130,108
National Retail Properties, Inc. (REIT)	8,792	232,988
Newcastle Investment Corp. (REIT)*	6,367	42,659
NorthStar Realty Finance Corp. (REIT)	8,230	39,092

	Number of Shares	Value (Note 1)

Omega Healthcare Investors, Inc. (REIT)	9,828	$220,540
One Liberty Properties, Inc. (REIT)	754	12,592
Parkway Properties, Inc./Maryland (REIT)	2,630	46,078
Pebblebrook Hotel Trust (REIT)	3,559	72,319
Pennsylvania Real Estate Investment Trust (REIT)	5,760	83,693
PennyMac Mortgage Investment Trust (REIT)	2,000	36,300
Post Properties, Inc. (REIT)	5,234	189,994
Potlatch Corp. (REIT)	4,078	132,739
PS Business Parks, Inc. (REIT)	1,883	104,921
RAIT Financial Trust (REIT)*	6,849	14,999
Ramco-Gershenson Properties Trust (REIT)	3,675	45,754
Redwood Trust, Inc. (REIT)	8,710	130,040
Resource Capital Corp. (REIT)	4,310	31,808
Retail Opportunity Investments Corp. (REIT)	4,301	42,623
Sabra Healthcare REIT, Inc. (REIT)	2,584	47,546
Saul Centers, Inc. (REIT)	621	29,404
Sovran Self Storage, Inc. (REIT)	2,739	100,823
Strategic Hotels & Resorts, Inc. (REIT)*	14,888	78,758
Sun Communities, Inc. (REIT)	1,972	65,687
Sunstone Hotel Investors, Inc. (REIT)*	12,629	130,458
Tanger Factory Outlet Centers (REIT)	4,458	228,205
Terreno Realty Corp. (REIT)*	1,314	23,560
Two Harbors Investment Corp. (REIT)	2,135	20,902
UMH Properties, Inc. (REIT)	773	7,885
Universal Health Realty Income Trust (REIT)	1,131	41,315
Urstadt Biddle Properties, Inc. (REIT), Class A	2,140	41,623
U-Store-It Trust (REIT)	7,800	74,334
Walter Investment Management Corp. (REIT)	2,617	46,949
Washington Real Estate Investment Trust (REIT)	6,373	197,499
Winthrop Realty Trust (REIT)	1,637	20,937

		8,663,538

Real Estate Management & Development (0.1%)
Avatar Holdings, Inc.*	814	16,134
Campus Crest Communities, Inc. (REIT)	3,273	45,887
Consolidated-Tomoka Land Co.	549	15,866
Coresite Realty Corp. (REIT)	2,103	28,685
Forestar Group, Inc.*	3,980	76,814
Hudson Pacific Properties, Inc. (REIT)	1,525	22,951
Kennedy-Wilson Holdings, Inc.*	1,753	17,513
Tejon Ranch Co.*	1,340	36,917
Thomas Properties Group, Inc.*	3,193	13,474

		274,241

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/AXA FRANKLIN SMALL CAP VALUE CORE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2010

	Number of Shares	Value (Note 1)

Thrifts & Mortgage Finance (0.8%)
Abington Bancorp, Inc.	1,680	$20,042
Astoria Financial Corp.	8,700	121,017
Bank Mutual Corp.	4,140	19,789
BankFinancial Corp.	1,640	15,990
Beneficial Mutual Bancorp, Inc.*	4,080	36,026
Berkshire Hills Bancorp, Inc.	1,700	37,570
BofI Holding, Inc.*	534	8,282
Brookline Bancorp, Inc.	5,736	62,236
Clifton Savings Bancorp, Inc.	1,640	17,728
Dime Community Bancshares, Inc.	3,230	47,126
ESB Financial Corp.	1,400	22,736
ESSA Bancorp, Inc.	1,120	14,806
Farmer Mac, Class C	967	15,781
First Financial Holdings, Inc.	1,751	20,154
Flagstar Bancorp, Inc.*	4,345	7,082
Flushing Financial Corp.	2,790	39,060
Fox Chase Bancorp, Inc.*	1,037	12,288
Heritage Financial Group, Inc.	251	3,117
Home Federal Bancorp, Inc./ Idaho	1,700	20,859
Kaiser Federal Financial Group, Inc.	719	8,326
Kearny Financial Corp.	1,352	11,627
Meridian Interstate Bancorp, Inc.*	1,510	17,803
MGIC Investment Corp.*	20,872	212,686
NASB Financial, Inc.	590	9,888
NewAlliance Bancshares, Inc.	10,900	163,282
Northwest Bancshares, Inc.	11,435	134,476
OceanFirst Financial Corp.	960	12,355
Ocwen Financial Corp.*	7,521	71,750
Oritani Financial Corp.	5,092	62,326
PMI Group, Inc.*	15,042	49,639
Provident Financial Services, Inc.	5,920	89,570
Provident New York Bancorp	4,350	45,632
Radian Group, Inc.	14,012	113,077
Rockville Financial, Inc.	1,340	16,375
Roma Financial Corp.	1,420	15,052
Territorial Bancorp, Inc.	1,400	27,874
TrustCo Bank Corp. NY	290,190	1,839,805
United Financial Bancorp, Inc.	1,330	20,309
ViewPoint Financial Group	2,016	23,567
Waterstone Financial, Inc.*	1,210	3,933
Westfield Financial, Inc.	3,830	35,428
WSFS Financial Corp.	590	27,990

		3,554,459

Total Financials		54,996,565

Health Care (6.0%)
Biotechnology (0.9%)
Acorda Therapeutics, Inc.*	4,092	111,548
Affymax, Inc.*	1,660	11,039
Alkermes, Inc.*	9,966	122,383
Allos Therapeutics, Inc.*	8,036	37,046
Alnylam Pharmaceuticals, Inc.*	4,080	40,229
AMAG Pharmaceuticals, Inc.*	2,205	39,911
Arena Pharmaceuticals, Inc.*	11,920	20,502
ARIAD Pharmaceuticals, Inc.*	10,621	54,167
ArQule, Inc.*	3,810	22,365

	Number of Shares	Value (Note 1)

Array BioPharma, Inc.*	5,949	$17,788
AVI BioPharma, Inc.*	10,720	22,726
BioCryst Pharmaceuticals, Inc.*	3,100	16,027
BioSante Pharmaceuticals, Inc.*	5,824	9,551
Biospecifics Technologies Corp.*	500	12,800
Biotime, Inc.*	2,137	17,801
Celera Corp.*	7,960	50,148
Celldex Therapeutics, Inc.*	3,166	13,044
Cepheid, Inc.*	6,176	140,504
Chelsea Therapeutics International Ltd.*	2,400	18,000
Clinical Data, Inc.*	1,137	18,090
Codexis, Inc.*	548	5,809
Cubist Pharmaceuticals, Inc.*	6,055	129,577
Curis, Inc.*	6,618	13,104
Cytokinetics, Inc.*	5,248	10,968
Cytori Therapeutics, Inc.*	4,105	21,305
CytRx Corp.*	10,845	10,953
Dyax Corp.*	10,324	22,093
Dynavax Technologies Corp.*	6,995	22,384
Emergent Biosolutions, Inc.*	2,020	47,389
Enzon Pharmaceuticals, Inc.*	5,353	65,146
Exact Sciences Corp.*	3,433	20,529
Exelixis, Inc.*	10,570	86,780
Genomic Health, Inc.*	1,740	37,219
Geron Corp.*	9,544	49,342
Halozyme Therapeutics, Inc.*	7,600	60,192
Idenix Pharmaceuticals, Inc.*	3,525	17,766
Immunogen, Inc.*	6,991	64,737
Immunomedics, Inc.*	7,259	25,987
Incyte Corp.*	9,334	154,571
Infinity Pharmaceuticals, Inc.*	1,686	9,998
Inhibitex, Inc.*	4,892	12,719
Inovio Pharmaceuticals, Inc.*	7,936	9,126
InterMune, Inc.*	5,060	184,184
Ironwood Pharmaceuticals, Inc.*	2,035	21,062
Isis Pharmaceuticals, Inc.*	10,210	103,325
Keryx Biopharmaceuticals, Inc.*	5,300	24,274
Lexicon Pharmaceuticals, Inc.*	19,337	27,845
Ligand Pharmaceuticals, Inc., Class B*	2,338	20,855
MannKind Corp.*	6,690	53,921
Martek Biosciences Corp.*	3,494	109,362
Maxygen, Inc.	2,935	11,535
Medivation, Inc.*	3,350	50,820
Metabolix, Inc.*	2,731	33,236
Micromet, Inc.*	8,418	68,354
Momenta Pharmaceuticals, Inc.*	4,480	67,066
Nabi Biopharmaceuticals*	4,466	25,858
Nanosphere, Inc.*	1,810	7,892
Neuralstem, Inc.*	4,103	8,698
Neurocrine Biosciences, Inc.*	5,009	38,269
NeurogesX, Inc.*	1,339	8,516
Novavax, Inc.*	8,910	21,651
NPS Pharmaceuticals, Inc.*	5,700	45,030
Nymox Pharmaceutical Corp.*	1,582	11,137
Omeros Corp.*	1,748	14,404
Onyx Pharmaceuticals, Inc.*	6,380	235,231
Opko Health, Inc.*	8,717	31,991
Orexigen Therapeutics, Inc.*	3,514	28,393
Osiris Therapeutics, Inc.*	2,240	17,450

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/AXA FRANKLIN SMALL CAP VALUE CORE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2010

	Number of Shares	Value (Note 1)

PDL BioPharma, Inc.	11,926	$74,299
Peregrine Pharmaceuticals, Inc.*	4,826	11,100
Pharmacyclics, Inc.*	3,846	23,384
Pharmasset, Inc.*	3,061	132,878
Progenics Pharmaceuticals, Inc.*	3,580	19,547
Rigel Pharmaceuticals, Inc.*	5,800	43,674
Sangamo BioSciences, Inc.*	4,010	26,626
Savient Pharmaceuticals, Inc.*	7,362	82,013
Sciclone Pharmaceuticals, Inc.*	4,361	18,229
Seattle Genetics, Inc.*	8,817	131,814
SIGA Technologies, Inc.*	3,438	48,132
Spectrum Pharmaceuticals, Inc.*	5,014	34,446
StemCells, Inc.*	9,100	9,828
Synta Pharmaceuticals Corp.*	2,940	17,993
Targacept, Inc.*	2,453	65,005
Theravance, Inc.*	6,567	164,635
Vanda Pharmaceuticals, Inc.*	3,266	30,896
Vical, Inc.*	5,494	11,098
Zalicus, Inc.*	6,152	9,720
ZIOPHARM Oncology, Inc.*	4,828	22,498

		3,941,537

Health Care Equipment & Supplies (2.2%)
Abaxis, Inc.*	2,120	56,922
ABIOMED, Inc.*	3,680	35,365
Accuray, Inc.*	4,984	33,642
Align Technology, Inc.*	6,194	121,031
Alimera Sciences, Inc.*	560	5,813
Alphatec Holdings, Inc.*	5,125	13,837
American Medical Systems Holdings, Inc.*	7,809	147,278
Analogic Corp.	1,344	66,541
AngioDynamics, Inc.*	2,920	44,880
Antares Pharma, Inc.*	6,405	10,889
ArthroCare Corp.*	2,773	86,129
Atrion Corp.	160	28,714
Cantel Medical Corp.	1,580	36,972
Cerus Corp.*	3,900	9,594
Conceptus, Inc.*	3,224	44,491
CONMED Corp.*	3,054	80,717
CryoLife, Inc.*	3,700	20,054
Cutera, Inc.*	1,515	12,559
Cyberonics, Inc.*	2,920	90,578
Cynosure, Inc., Class A*	1,102	11,273
Delcath Systems, Inc.*	3,894	38,161
DexCom, Inc.*	5,987	81,723
DynaVox, Inc., Class A*	840	4,309
Endologix, Inc.*	5,337	38,160
Exactech, Inc.*	1,120	21,078
Greatbatch, Inc.*	2,446	59,071
Haemonetics Corp.*	2,619	165,468
Hansen Medical, Inc.*	4,434	6,518
HeartWare International, Inc.*	974	85,293
ICU Medical, Inc.*	1,120	40,880
Immucor, Inc.*	7,170	142,181
Insulet Corp.*	3,990	61,845
Integra LifeSciences Holdings Corp.*	2,140	101,222
Invacare Corp.	2,880	86,861
IRIS International, Inc.*	1,560	15,959
Kensey Nash Corp.*	771	21,457
MAKO Surgical Corp.*	2,555	38,887

	Number of Shares	Value (Note 1)

Masimo Corp.	5,318	$154,594
Medical Action Industries, Inc.*	1,461	13,996
MELA Sciences, Inc.*	2,393	8,017
Meridian Bioscience, Inc.	4,020	93,103
Merit Medical Systems, Inc.*	2,976	47,110
Natus Medical, Inc.*	2,987	42,356
Neogen Corp.*	2,335	95,805
NuVasive, Inc.*	4,103	105,242
NxStage Medical, Inc.*	2,571	63,966
OraSure Technologies, Inc.*	5,530	31,798
Orthofix International N.V.*	1,833	53,157
Orthovita, Inc.*	8,280	16,643
Palomar Medical Technologies, Inc.*	2,001	28,434
Quidel Corp.*	2,364	34,160
Rochester Medical Corp.*	1,178	12,864
RTI Biologics, Inc.*	6,830	18,236
Sirona Dental Systems, Inc.*	3,465	144,768
Solta Medical, Inc.*	5,453	16,632
SonoSite, Inc.*	1,529	48,316
Spectranetics Corp.*	4,040	20,846
St. Jude Medical, Inc.*	1	43
STAAR Surgical Co.*	3,393	20,697
Stereotaxis, Inc.*	2,938	11,253
STERIS Corp.	70,912	2,585,452
SurModics, Inc.*	1,870	22,197
Symmetry Medical, Inc.*	3,767	34,845
Syneron Medical Ltd.*	3,662	37,316
Synovis Life Technologies, Inc.*	1,198	19,300
Teleflex, Inc.	35,100	1,888,731
TomoTherapy, Inc.*	4,690	16,931
Unilife Corp.*	4,977	26,378
Vascular Solutions, Inc.*	1,605	18,811
Volcano Corp.*	5,310	145,016
West Pharmaceutical Services, Inc.	29,910	1,232,292
Wright Medical Group, Inc.*	3,766	58,486
Young Innovations, Inc.	800	25,608
Zoll Medical Corp.*	2,213	82,390

		9,242,141

Health Care Providers & Services (0.9%)
Air Methods Corp.*	1,154	64,936
Alliance HealthCare Services, Inc.*	3,670	15,561
Allied Healthcare International, Inc.*	6,400	16,064
Almost Family, Inc.*	845	32,465
Amedisys, Inc.*	2,959	99,126
America Service Group, Inc.	899	13,611
American Dental Partners, Inc.*	2,000	27,020
AMERIGROUP Corp.*	5,421	238,090
AMN Healthcare Services, Inc.*	4,000	24,560
Amsurg Corp.*	3,000	62,850
Assisted Living Concepts, Inc., Class A*	1,059	34,449
Bio-Reference Labs, Inc.*	2,456	54,474
BioScrip, Inc.*	3,600	18,828
Capital Senior Living Corp.*	3,160	21,172
CardioNet, Inc.*	2,056	9,622
Catalyst Health Solutions, Inc.*	3,919	182,194
Centene Corp.*	5,296	134,201

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/AXA FRANKLIN SMALL CAP VALUE CORE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2010

	Number of Shares	Value (Note 1)

Chemed Corp.	2,346	$148,994
Chindex International, Inc.*	1,586	26,153
Continucare Corp.*	2,100	9,828
Corvel Corp.*	771	37,278
Cross Country Healthcare, Inc.*	3,770	31,932
Emeritus Corp.*	2,240	44,150
Ensign Group, Inc.	1,440	35,813
ExamWorks Group, Inc.*	1,267	23,414
Five Star Quality Care, Inc.*	2,404	16,996
Genoptix, Inc.*	1,630	31,003
Gentiva Health Services, Inc.*	2,850	75,810
Hanger Orthopedic Group, Inc.*	2,960	62,722
HealthSouth Corp.*	9,690	200,680
Healthspring, Inc.*	5,940	157,588
Healthways, Inc.*	3,890	43,412
HMS Holdings Corp.*	2,802	181,486
IPC The Hospitalist Co., Inc.*	1,723	67,214
Kindred Healthcare, Inc.*	4,380	80,461
Landauer, Inc.	979	58,711
LCA-Vision, Inc.*	2,200	12,650
LHC Group, Inc.*	1,607	48,210
Magellan Health Services, Inc.*	3,381	159,854
MedCath Corp.*	1,921	26,798
Metropolitan Health Networks, Inc.*	3,802	16,995
Molina Healthcare, Inc.*	1,329	37,013
MWI Veterinary Supply, Inc.*	1,260	79,569
National Healthcare Corp.	980	45,345
National Research Corp.	300	10,275
Owens & Minor, Inc.	6,618	194,768
PDI, Inc.*	724	7,631
PharMerica Corp.*	3,209	36,743
Providence Service Corp.*	1,277	20,521
PSS World Medical, Inc.*	6,001	135,623
RehabCare Group, Inc.*	2,737	64,867
Rural/Metro Corp.*	1,745	25,442
Select Medical Holdings Corp.*	5,014	36,652
Skilled Healthcare Group, Inc., Class A*	2,141	19,226
Sun Healthcare Group, Inc.*	2,584	32,713
Sunrise Senior Living, Inc.*	6,080	33,136
Team Health Holdings, Inc.*	1,609	25,004
Triple-S Management Corp., Class B*	2,110	40,259
U.S. Physical Therapy, Inc.*	960	19,027
Universal American Corp.	3,250	66,463
WellCare Health Plans, Inc.*	4,493	135,778

		3,713,430

Health Care Technology (0.1%)
athenahealth, Inc.*	3,430	140,562
Computer Programs & Systems, Inc.	1,030	48,245
MedAssets, Inc.*	4,416	89,159
Medidata Solutions, Inc.*	1,866	44,560
MedQuist, Inc.	1,400	12,110
Merge Healthcare, Inc.*	4,860	18,128
Omnicell, Inc.*	3,394	49,043
Quality Systems, Inc.	1,991	139,012
Transcend Services, Inc.*	990	19,394
Vital Images, Inc.*	1,492	20,858

		581,071

	Number of Shares	Value (Note 1)

Life Sciences Tools & Services (1.4%)
Accelrys, Inc.*	5,969	$49,543
Affymetrix, Inc.*	7,291	36,674
Albany Molecular Research, Inc.*	3,170	17,815
Bruker Corp.*	7,509	124,649
Caliper Life Sciences, Inc.*	4,235	26,850
Cambrex Corp.*	2,240	11,581
Dionex Corp.*	1,810	213,598
Enzo Biochem, Inc.*	4,230	22,334
eResearchTechnology, Inc.*	4,896	35,986
Kendle International, Inc.*	1,328	14,462
Luminex Corp.*	3,997	73,065
Mettler-Toledo International, Inc.*	18,700	2,827,627
Pacific Biosciences of California, Inc.*	1,627	25,885
PAREXEL International Corp.*	6,068	128,824
Pharmaceutical Product Development, Inc.	85,400	2,317,756
Pure Bioscience*	3,401	7,550
Sequenom, Inc.*	7,129	57,175

		5,991,374

Pharmaceuticals (0.5%)
Acura Pharmaceuticals, Inc.*	10	33
Akorn, Inc.*	6,002	36,432
Alexza Pharmaceuticals, Inc.*	3,442	4,302
Aoxing Pharmaceutical Co., Inc.*	2,051	5,722
Ardea Biosciences, Inc.*	1,457	37,882
Auxilium Pharmaceuticals, Inc.*	4,416	93,178
AVANIR Pharmaceuticals, Inc., Class A*	7,292	29,751
Biodel, Inc.*	2,079	3,805
BioMimetic Therapeutics, Inc.*	1,777	22,568
BMP Sunstone Corp.*	3,141	31,127
Cadence Pharmaceuticals, Inc.*	2,220	16,761
Caraco Pharmaceutical Laboratories Ltd.*	1,690	7,673
Corcept Therapeutics, Inc.*	2,376	9,171
Cornerstone Therapeutics, Inc.*	1,000	5,790
Cumberland Pharmaceuticals, Inc.*	1,200	7,188
Cypress Bioscience, Inc.*	3,270	21,190
Depomed, Inc.*	4,450	28,302
Durect Corp.*	10,490	36,190
Eurand N.V.*	1,644	19,449
Hi-Tech Pharmacal Co., Inc.*	1,042	25,998
Impax Laboratories, Inc.*	6,544	131,600
Inspire Pharmaceuticals, Inc.*	5,880	49,392
Jazz Pharmaceuticals, Inc.*	1,536	30,228
Lannett Co., Inc.*	1,400	7,826
MAP Pharmaceuticals, Inc.*	1,563	26,165
Medicines Co.*	5,120	72,346
Medicis Pharmaceutical Corp., Class A	6,483	173,680
Nektar Therapeutics*	9,867	126,791
Neostem, Inc.*	2,400	3,384
Obagi Medical Products, Inc.*	1,864	21,529
Optimer Pharmaceuticals, Inc.*	3,916	44,290
Pain Therapeutics, Inc.*	4,510	30,442
Par Pharmaceutical Cos., Inc.*	3,664	141,101

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/AXA FRANKLIN SMALL CAP VALUE CORE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2010

	Number of Shares	Value (Note 1)

Pozen, Inc.*	2,420	$16,093
Questcor Pharmaceuticals, Inc.*	5,658	83,342
Salix Pharmaceuticals Ltd.*	5,951	279,459
Santarus, Inc.*	4,400	14,388
Somaxon Pharmaceuticals, Inc.*	2,941	9,264
Sucampo Pharmaceuticals, Inc., Class A*	220	845
SuperGen, Inc.*	4,600	12,052
ViroPharma, Inc.*	8,480	146,874
Vivus, Inc.*	8,212	76,946
XenoPort, Inc.*	2,850	24,282

		1,964,831

Total Health Care		25,434,384

Industrials (19.1%)
Aerospace & Defense (0.9%)
AAR Corp.*	4,044	111,089
Aerovironment, Inc.*	1,638	43,948
American Science & Engineering, Inc.	940	80,116
Applied Energetics, Inc.*	7,523	6,401
Applied Signal Technology, Inc.	1,360	51,531
Astronics Corp.*	987	20,727
Ceradyne, Inc.*	52,580	1,657,847
Cubic Corp.	1,656	78,081
Curtiss-Wright Corp.	4,791	159,061
DigitalGlobe, Inc.*	2,832	89,803
Ducommun, Inc.	1,108	24,132
Esterline Technologies Corp.*	3,026	207,553
GenCorp, Inc.*	5,990	30,968
GeoEye, Inc.*	2,380	100,888
Global Defense Technology & Systems, Inc.*	500	8,430
HEICO Corp.	3,158	161,153
Herley Industries, Inc.*	1,770	30,656
Hexcel Corp.*	9,957	180,122
Kratos Defense & Security Solutions, Inc.*	1,417	18,662
Ladish Co., Inc.*	1,675	81,422
LMI Aerospace, Inc.*	984	15,734
Moog, Inc., Class A*	4,759	189,408
National Presto Industries, Inc.	477	62,015
Orbital Sciences Corp.*	6,030	103,294
Taser International, Inc.*	5,850	27,495
Teledyne Technologies, Inc.*	3,813	167,658
Triumph Group, Inc.	1,681	150,298

		3,858,492

Air Freight & Logistics (0.1%)
Air Transport Services Group, Inc.*	5,200	41,080
Atlas Air Worldwide Holdings, Inc.*	2,677	149,457
Dynamex, Inc.*	710	17,580
Forward Air Corp.	2,983	84,657
Hub Group, Inc., Class A*	3,951	138,838
Pacer International, Inc.*	3,799	25,985
Park-Ohio Holdings Corp.*	737	15,411

		473,008

	Number of Shares	Value (Note 1)

Airlines (0.7%)
AirTran Holdings, Inc.*	14,112	$104,288
Alaska Air Group, Inc.*	3,835	217,406
Allegiant Travel Co.	1,528	75,239
Hawaiian Holdings, Inc.*	4,910	38,494
JetBlue Airways Corp.*	25,989	171,787
Pinnacle Airlines Corp.*	1,804	14,252
Republic Airways Holdings, Inc.*	3,028	22,165
SkyWest, Inc.	147,520	2,304,262
U.S. Airways Group, Inc.*	16,997	170,140

		3,118,033

Building Products (2.5%)
A.O. Smith Corp.	24,343	926,981
AAON, Inc.	1,220	34,416
American Woodmark Corp.	62,946	1,544,695
Ameron International Corp.	898	68,580
Apogee Enterprises, Inc.	116,540	1,569,794
Builders FirstSource, Inc.*	5,147	10,140
Gibraltar Industries, Inc.*	102,568	1,391,848
Griffon Corp.*	5,000	63,700
Insteel Industries, Inc.	1,917	23,943
NCI Building Systems, Inc.*	1,736	24,287
Quanex Building Products Corp.	4,018	76,221
Simpson Manufacturing Co., Inc.	65,600	2,027,696
Trex Co., Inc.*	1,794	42,984
Universal Forest Products, Inc.	73,895	2,874,516

		10,679,801

Commercial Services & Supplies (1.7%)
ABM Industries, Inc.	106,218	2,793,533
ACCO Brands Corp.*	6,210	52,909
American Reprographics Co.*	4,290	32,561
APAC Customer Services, Inc.*	3,400	20,638
Brink’s Co.	4,927	132,438
Casella Waste Systems, Inc., Class A*	2,352	16,676
Cenveo, Inc.*	6,230	33,268
Clean Harbors, Inc.*	2,405	202,212
Consolidated Graphics, Inc.*	998	48,333
Courier Corp.	1,430	22,194
Deluxe Corp.	5,140	118,323
EnergySolutions, Inc.	8,905	49,601
EnerNOC, Inc.*	2,016	48,202
Ennis, Inc.	2,706	46,273
Fuel Tech, Inc.*	2,430	23,595
G&K Services, Inc., Class A	2,180	67,384
GEO Group, Inc.*	6,954	171,486
Healthcare Services Group, Inc.	6,532	106,276
Herman Miller, Inc.	5,810	146,993
Higher One Holdings, Inc.*	1,107	22,395
HNI Corp.	4,729	147,545
Innerworkings, Inc.*	1,980	12,969
Interface, Inc., Class A	5,199	81,364
Kimball International, Inc., Class B	4,000	27,600
Knoll, Inc.	4,907	82,094
M&F Worldwide Corp.*	1,220	28,182
McGrath RentCorp	2,514	65,917
Metalico, Inc.*	4,142	24,355
Mine Safety Appliances Co.	54,891	1,708,757
Mobile Mini, Inc.*	3,754	73,916

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/AXA FRANKLIN SMALL CAP VALUE CORE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2010

	Number of Shares	Value (Note 1)

Multi-Color Corp.	1,350	$26,271
Rollins, Inc.	6,855	135,386
Schawk, Inc.	1,224	25,190
Standard Parking Corp.*	1,412	26,673
Standard Register Co.	2,740	9,343
Steelcase, Inc., Class A	7,646	80,818
Sykes Enterprises, Inc.*	4,201	85,112
Team, Inc.*	1,740	42,108
Tetra Tech, Inc.*	6,381	159,908
U.S. Ecology, Inc.	1,852	32,188
UniFirst Corp.	1,485	81,749
United Stationers, Inc.*	2,504	159,780
Viad Corp.	1,970	50,176

		7,322,691

Construction & Engineering (1.0%)
Argan, Inc.*	1,100	10,197
Comfort Systems USA, Inc.	4,027	53,036
Dycom Industries, Inc.*	4,027	59,398
EMCOR Group, Inc.*	46,260	1,340,615
Furmanite Corp.*	4,680	32,339
Granite Construction, Inc.	83,792	2,298,414
Great Lakes Dredge & Dock Corp.	5,759	42,444
Insituform Technologies, Inc., Class A*	4,135	109,619
Layne Christensen Co.*	2,069	71,215
MasTec, Inc.*	5,920	86,373
Michael Baker Corp.*	822	25,564
MYR Group, Inc.*	1,908	40,068
Northwest Pipe Co.*	800	19,224
Orion Marine Group, Inc.*	2,811	32,608
Pike Electric Corp.*	2,160	18,533
Primoris Services Corp.	2,195	20,940
Sterling Construction Co., Inc.*	1,729	22,546
Tutor Perini Corp.	2,950	63,159

		4,346,292

Electrical Equipment (2.1%)
A123 Systems, Inc.*	7,472	71,283
Acuity Brands, Inc.	4,507	259,919
Advanced Battery Technologies, Inc.*	6,173	23,766
American Superconductor Corp.*	4,660	133,229
AZZ, Inc.	1,400	56,014
Baldor Electric Co.	4,916	309,905
Belden, Inc.	4,919	181,118
Brady Corp., Class A	70,110	2,286,287
Broadwind Energy, Inc.*	9,090	20,998
Capstone Turbine Corp.*	23,568	22,621
Encore Wire Corp.	2,180	54,674
Ener1, Inc.*	6,380	24,180
EnerSys*	4,971	159,669
Franklin Electric Co., Inc.	34,650	1,348,578
FuelCell Energy, Inc.*	6,230	14,391
Generac Holdings, Inc.*	1,991	32,194
GrafTech International Ltd.*	12,679	251,551
II-VI, Inc.*	2,636	122,205
LaBarge, Inc.*	1,710	26,864
LSI Industries, Inc.	1,300	10,998
Polypore International, Inc.*	2,319	94,453
Powell Industries, Inc.*	22,000	723,360

	Number of Shares	Value (Note 1)

PowerSecure International, Inc.*	1,953	$15,194
Preformed Line Products Co.	360	21,069
Roper Industries, Inc.	28,550	2,182,077
SatCon Technology Corp.*	7,808	35,136
UQM Technologies, Inc.*	3,428	7,850
Vicor Corp.	2,410	39,524
Woodward Governor Co.	6,339	238,093

		8,767,200

Industrial Conglomerates (0.6%)
Carlisle Cos., Inc.	57,900	2,300,946
Raven Industries, Inc.	1,704	81,264
Seaboard Corp.	34	67,694
Standex International Corp.	1,334	39,900
Tredegar Corp.	2,586	50,116
United Capital Corp.*	330	10,725

		2,550,645

Machinery (7.3%)
3D Systems Corp.*	2,130	67,074
Actuant Corp., Class A	6,930	184,477
Alamo Group, Inc.	703	19,557
Albany International Corp., Class A	3,010	71,307
Altra Holdings, Inc.*	2,884	57,276
American Railcar Industries, Inc.*	949	21,001
Ampco-Pittsburgh Corp.	875	24,544
ArvinMeritor, Inc.*	9,857	202,266
Astec Industries, Inc.*	52,999	1,717,698
Badger Meter, Inc.	1,450	64,119
Barnes Group, Inc.	5,200	107,484
Blount International, Inc.*	4,952	78,044
Briggs & Stratton Corp.	64,120	1,262,523
Cascade Corp.	953	45,058
Chart Industries, Inc.*	2,830	95,597
CIRCOR International, Inc.	22,644	957,388
CLARCOR, Inc.	5,314	227,917
CNH Global N.V.*	11,000	525,140
Colfax Corp.*	2,850	52,469
Columbus McKinnon Corp.*	2,260	45,923
Commercial Vehicle Group, Inc.*	2,519	40,934
Douglas Dynamics, Inc.	957	14,499
Dynamic Materials Corp.	1,130	25,504
Energy Recovery, Inc.*	4,440	16,250
EnPro Industries, Inc.*	2,240	93,094
ESCO Technologies, Inc.	2,743	103,795
Federal Signal Corp.	5,930	40,680
Flow International Corp.*	3,610	14,765
Force Protection, Inc.*	6,576	36,234
FreightCar America, Inc.	1,470	42,542
Gardner Denver, Inc.	42,600	2,931,732
Gorman-Rupp Co.	1,308	42,275
Graco, Inc.	63,000	2,485,350
Graham Corp.	1,270	25,400
Greenbrier Cos., Inc.*	1,911	40,112
John Bean Technologies Corp.	3,200	64,416
Kadant, Inc.*	1,305	30,759
Kaydon Corp.	3,370	137,226
Kennametal, Inc.	64,500	2,545,170
L.B. Foster Co., Class A*	1,070	43,806
Lincoln Electric Holdings, Inc.	29,000	1,892,830

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/AXA FRANKLIN SMALL CAP VALUE CORE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2010

	Number of Shares	Value (Note 1)

Lindsay Corp.	1,322	$78,566
Lydall, Inc.*	1,528	12,300
Met-Pro Corp.	2,140	25,273
Middleby Corp.*	1,700	143,514
Miller Industries, Inc.	1,031	14,671
Mueller Industries, Inc.	91,883	3,004,574
Mueller Water Products, Inc., Class A	17,110	71,349
NACCO Industries, Inc., Class A	594	64,372
Nordson Corp.	33,832	3,108,484
Omega Flex, Inc.*	540	8,932
PMFG, Inc.*	1,840	30,176
RBC Bearings, Inc.*	2,284	89,259
Robbins & Myers, Inc.	2,841	101,651
Sauer-Danfoss, Inc.*	1,500	42,375
Sun Hydraulics Corp.	1,344	50,803
Tecumseh Products Co., Class A*	2,048	26,726
Tennant Co.	1,998	76,743
Timken Co.	16,000	763,680
Titan International, Inc.	3,734	72,962
Trimas Corp.*	1,642	33,595
Trinity Industries, Inc.	124,400	3,310,284
Twin Disc, Inc.	938	28,009
Wabash National Corp.*	159,970	1,895,645
Watts Water Technologies, Inc., Class A	45,092	1,649,916
Xerium Technologies, Inc.*	700	11,165

		31,209,259

Marine (0.1%)
Baltic Trading Ltd.	1,416	14,457
Eagle Bulk Shipping, Inc.*	6,672	33,227
Excel Maritime Carriers Ltd.*	3,775	21,253
Genco Shipping & Trading Ltd.*	2,645	38,088
Horizon Lines, Inc., Class A	3,950	17,262
International Shipholding Corp.	780	19,812
Ultrapetrol Bahamas Ltd.*	2,525	16,236

		160,335

Professional Services (0.7%)
Acacia Research Corp. – Acacia Technologies*	3,489	90,505
Administaff, Inc.	46,370	1,358,641
Advisory Board Co.*	1,605	76,446
Barrett Business Services, Inc.	873	13,575
CBIZ, Inc.*	5,480	34,195
CDI Corp.	1,257	23,368
Corporate Executive Board Co.	3,400	127,670
CoStar Group, Inc.*	2,132	122,718
CRA International, Inc.*	1,139	26,778
Dolan Co.*	2,900	40,368
Exponent, Inc.*	1,510	56,670
Franklin Covey Co.*	1,800	15,462
GP Strategies Corp.*	2,200	22,528
Heidrick & Struggles International, Inc.	1,803	51,656
Hill International, Inc.*	3,490	22,580
Hudson Highland Group, Inc.*	2,968	17,303
Huron Consulting Group, Inc.*	2,247	59,433
ICF International, Inc.*	1,691	43,493
Kelly Services, Inc., Class A*	2,756	51,813
Kforce, Inc.*	3,136	50,740
Korn/Ferry International*	4,714	108,941

	Number of Shares	Value (Note 1)

LECG Corp.*	2,087	$2,880
Mistras Group, Inc.*	1,400	18,872
Navigant Consulting, Inc.*	4,885	44,942
On Assignment, Inc.*	3,170	25,836
Resources Connection, Inc.	4,776	88,786
School Specialty, Inc.*	1,926	26,829
SFN Group, Inc.*	5,950	58,072
TrueBlue, Inc.*	4,360	78,436
Volt Information Sciences, Inc.*	1,600	13,840
VSE Corp.	440	14,529

		2,787,905

Road & Rail (0.9%)
Amerco, Inc.*	900	86,436
Arkansas Best Corp.	2,691	73,787
Avis Budget Group, Inc.*	10,502	163,411
Celadon Group, Inc.*	2,174	32,153
Dollar Thrifty Automotive Group, Inc.*	3,040	143,670
Genesee & Wyoming, Inc., Class A*	51,990	2,752,871
Heartland Express, Inc.	4,960	79,459
Knight Transportation, Inc.	6,360	120,840
Marten Transport Ltd.	1,860	39,767
Old Dominion Freight Line, Inc.*	4,341	138,869
P.A.M. Transportation Services, Inc.*	338	3,792
Patriot Transportation Holding, Inc.*	180	16,733
RailAmerica, Inc.*	2,800	36,260
Roadrunner Transportation Systems, Inc.*	861	12,450
Saia, Inc.*	1,690	28,037
Universal Truckload Services, Inc.*	930	14,806
USA Truck, Inc.*	865	11,444
Werner Enterprises, Inc.	4,448	100,525

		3,855,310

Trading Companies & Distributors (0.5%)
Aceto Corp.	2,472	22,248
Aircastle Ltd.	5,121	53,514
Applied Industrial Technologies, Inc.	36,220	1,176,426
Beacon Roofing Supply, Inc.*	4,520	80,772
BlueLinx Holdings, Inc.*	400	1,464
CAI International, Inc.*	1,143	22,403
DXP Enterprises, Inc.*	882	21,168
H&E Equipment Services, Inc.*	3,230	37,371
Houston Wire & Cable Co.	1,550	20,832
Interline Brands, Inc.*	3,415	77,760
Kaman Corp.	2,910	84,594
Lawson Products, Inc.	390	9,707
RSC Holdings, Inc.*	4,610	44,901
Rush Enterprises, Inc., Class A*	3,110	63,568
TAL International Group, Inc.	1,724	53,220
Textainer Group Holdings Ltd.	1,071	30,513
Titan Machinery, Inc.*	1,344	25,939
United Rentals, Inc.*	6,100	138,775
Watsco, Inc.	2,850	179,778

		2,144,953

Total Industrials		81,273,924

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/AXA FRANKLIN SMALL CAP VALUE CORE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2010

	Number of Shares	Value (Note 1)

Information Technology (7.0%)
Communications Equipment (0.8%)
Acme Packet, Inc.*	4,554	$242,091
ADTRAN, Inc.	6,390	231,382
Anaren, Inc.*	1,527	31,838
Arris Group, Inc.*	13,220	148,328
Aruba Networks, Inc.*	7,577	158,208
Aviat Networks, Inc.*	7,160	36,301
Bel Fuse, Inc., Class B	1,280	30,592
BigBand Networks, Inc.*	4,900	13,720
Black Box Corp.	1,794	68,692
Blue Coat Systems, Inc.*	4,261	127,276
Calix, Inc.*	596	10,072
Comtech Telecommunications Corp.	2,967	82,275
DG FastChannel, Inc.*	2,657	76,734
Digi International, Inc.*	3,100	34,410
EMS Technologies, Inc.*	1,647	32,578
Emulex Corp.*	8,542	99,600
Extreme Networks, Inc.*	8,260	25,523
Finisar Corp.*	7,749	230,068
Globecomm Systems, Inc.*	2,820	28,200
Harmonic, Inc.*	9,430	80,815
Infinera Corp.*	8,997	92,939
InterDigital, Inc.*	4,400	183,216
Ixia*	3,264	54,770
KVH Industries, Inc.*	1,300	15,535
Loral Space & Communications, Inc.*	1,138	87,057
Meru Networks, Inc.*	468	7,217
NETGEAR, Inc.*	3,711	124,986
Network Engines, Inc.*	3,351	5,093
Network Equipment Technologies, Inc.*	3,900	18,057
Occam Networks, Inc.*	986	8,549
Oclaro, Inc.*	5,081	66,815
Oplink Communications, Inc.*	2,216	40,930
Opnext, Inc.*	3,992	7,026
PC-Tel, Inc.*	2,290	13,740
Plantronics, Inc.	5,071	188,743
Powerwave Technologies, Inc.*	11,880	30,175
Riverbed Technology, Inc.*	13,074	459,813
SeaChange International, Inc.*	2,890	24,709
ShoreTel, Inc.*	5,400	42,174
Sonus Networks, Inc.*	21,794	58,190
Sycamore Networks, Inc.	1,997	41,118
Symmetricom, Inc.*	5,400	38,286
Tekelec*	7,005	83,430
UTStarcom, Inc.*	12,474	25,696
ViaSat, Inc.*	3,341	148,374

		3,655,341

Computers & Peripherals (0.2%)
Avid Technology, Inc.*	2,953	51,559
Compellent Technologies, Inc.*	2,434	67,154
Cray, Inc.*	3,818	27,299
Electronics for Imaging, Inc.*	4,757	68,073
Hutchinson Technology, Inc.*	2,091	7,758
Hypercom Corp.*	4,401	36,836
Imation Corp.*	3,046	31,404
Immersion Corp.*	3,153	21,157
Intermec, Inc.*	5,110	64,693

	Number of Shares	Value (Note 1)

Intevac, Inc.*	2,100	$29,421
Novatel Wireless, Inc.*	3,078	29,395
Presstek, Inc.*	2,483	5,512
Quantum Corp.*	23,500	87,420
Rimage Corp.*	977	14,567
Silicon Graphics International Corp.*	3,570	32,237
STEC, Inc.*	4,206	74,236
Stratasys, Inc.*	2,205	71,971
Super Micro Computer, Inc.*	2,499	28,839
Synaptics, Inc.*	3,564	104,710
Xyratex Ltd.*	3,101	50,577

		904,818

Electronic Equipment, Instruments & Components (2.0%)
Agilysys, Inc.*	2,080	11,710
Anixter International, Inc.	2,938	175,487
Benchmark Electronics, Inc.*	174,108	3,161,801
Brightpoint, Inc.*	6,987	60,997
Checkpoint Systems, Inc.*	4,128	84,830
Cognex Corp.	3,910	115,032
Coherent, Inc.*	2,569	115,965
Comverge, Inc.*	2,600	17,966
CPI International, Inc.*	790	15,286
CTS Corp.	3,545	39,208
Daktronics, Inc.	3,541	56,373
DDi Corp.	1,588	18,675
DTS, Inc.*	1,826	89,565
Echelon Corp.*	3,020	30,774
Electro Rent Corp.	2,140	34,582
Electro Scientific Industries, Inc.*	3,230	51,777
Fabrinet*	1,046	22,489
FARO Technologies, Inc.*	1,679	55,138
Gerber Scientific, Inc.*	2,298	18,085
Insight Enterprises, Inc.*	4,866	64,037
IPG Photonics Corp.*	2,680	84,742
L-1 Identity Solutions, Inc.*	7,929	94,434
Littelfuse, Inc.	2,258	106,261
Maxwell Technologies, Inc.*	2,648	50,021
Measurement Specialties, Inc.*	1,611	47,283
Mercury Computer Systems, Inc.*	2,540	46,685
Methode Electronics, Inc.	4,290	55,641
Microvision, Inc.*	10,620	19,753
MTS Systems Corp.	1,710	64,057
Multi-Fineline Electronix, Inc.*	1,220	32,318
Newport Corp.*	3,934	68,334
OSI Systems, Inc.*	1,652	60,067
Park Electrochemical Corp.	2,330	69,900
PC Connection, Inc.*	1,670	14,796
Plexus Corp.*	4,320	133,661
Power-One, Inc.*	7,254	73,991
Pulse Electronics Corp.	5,170	27,504
RadiSys Corp.*	2,593	23,078
Richardson Electronics Ltd.	1,279	14,952
Rofin-Sinar Technologies, Inc.*	71,331	2,527,971
Rogers Corp.*	1,665	63,686
Sanmina-SCI Corp.*	8,180	93,906
Scansource, Inc.*	2,794	89,129
SMART Modular Technologies (WWH), Inc.*	5,318	30,632
Spectrum Control, Inc.*	1,366	20,476

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/AXA FRANKLIN SMALL CAP VALUE CORE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2010

	Number of Shares	Value (Note 1)

SYNNEX Corp.*	2,218	$69,202
Tessco Technologies, Inc.	359	5,726
TTM Technologies, Inc.*	8,433	125,736
Universal Display Corp.*	3,070	94,095
X-Rite, Inc.*	4,200	19,194
Zygo Corp.*	1,970	24,093

		8,491,101

Internet Software & Services (0.6%)
Ancestry.com, Inc.*	1,935	54,799
Art Technology Group, Inc.*	15,560	93,049
comScore, Inc.*	2,540	56,667
Constant Contact, Inc.*	2,932	90,863
DealerTrack Holdings, Inc.*	4,280	85,900
Dice Holdings, Inc.*	2,140	30,709
Digital River, Inc.*	4,216	145,115
EarthLink, Inc.	10,564	90,850
GSI Commerce, Inc.*	6,890	159,848
InfoSpace, Inc.*	4,120	34,196
Internap Network Services Corp.*	5,730	34,838
IntraLinks Holdings, Inc.*	1,248	23,350
j2 Global Communications, Inc.*	4,594	132,996
Keynote Systems, Inc.	1,720	25,146
KIT Digital, Inc.*	1,920	30,797
Knot, Inc.*	2,710	26,775
Limelight Networks, Inc.*	4,440	25,796
Liquidity Services, Inc.*	1,534	21,553
LivePerson, Inc.*	5,000	56,500
Local.com Corp.*	1,518	9,852
LogMeIn, Inc.*	1,517	67,264
LoopNet, Inc.*	2,081	23,120
Marchex, Inc., Class B	1,220	11,639
ModusLink Global Solutions, Inc.*	4,420	29,614
Move, Inc.*	17,990	46,234
NIC, Inc.	6,070	58,940
OpenTable, Inc.*	1,628	114,741
Openwave Systems, Inc.*	7,200	15,264
Perficient, Inc.*	2,549	31,862
QuinStreet, Inc.*	1,340	25,741
Rackspace Hosting, Inc.*	10,062	316,047
RealNetworks, Inc.*	9,720	40,824
RightNow Technologies, Inc.*	2,070	48,997
Saba Software, Inc.*	2,890	17,687
SAVVIS, Inc.*	3,884	99,120
Stamps.com, Inc.	1,019	13,502
support.com, Inc.*	4,839	31,357
TechTarget, Inc.*	2,010	15,939
Terremark Worldwide, Inc.*	5,730	74,204
Travelzoo, Inc.*	400	16,488
United Online, Inc.	8,290	54,714
ValueClick, Inc.*	8,140	130,484
Vocus, Inc.*	1,712	47,354
Zix Corp.*	5,000	21,350

		2,582,085

IT Services (0.6%)
Acxiom Corp.*	6,920	118,678
CACI International, Inc., Class A*	3,079	164,419
Cardtronics, Inc.*	2,815	49,825

	Number of Shares	Value (Note 1)

Cass Information Systems, Inc.	1,070	$40,596
CIBER, Inc.*	6,050	28,314
Computer Task Group, Inc.*	1,742	18,953
CSG Systems International, Inc.*	3,470	65,722
Echo Global Logistics, Inc.*	989	11,908
Euronet Worldwide, Inc.*	4,810	83,886
ExlService Holdings, Inc.*	1,820	39,094
Forrester Research, Inc.	1,566	55,264
Global Cash Access Holdings, Inc.*	5,068	16,167
Hackett Group, Inc.*	3,469	12,176
Heartland Payment Systems, Inc.	4,200	64,764
iGATE Corp.	2,443	48,152
Integral Systems, Inc.*	2,410	23,883
Jack Henry & Associates, Inc.	8,671	252,760
Lionbridge Technologies, Inc.*	6,414	23,668
ManTech International Corp., Class A*	2,262	93,488
MAXIMUS, Inc.	1,866	122,372
MoneyGram International, Inc.*	9,500	25,745
NCI, Inc., Class A*	708	16,277
Online Resources Corp.*	1,880	8,742
Sapient Corp.	10,649	128,853
SRA International, Inc., Class A*	4,495	91,923
Syntel, Inc.	1,415	67,623
TeleTech Holdings, Inc.*	3,100	63,829
Tier Technologies, Inc.*	1,581	9,470
TNS, Inc.*	2,850	59,280
Unisys Corp.*	4,442	115,003
VeriFone Systems, Inc.*	8,893	342,914
Virtusa Corp.*	1,940	31,738
Wright Express Corp.*	4,015	184,690

		2,480,176

Semiconductors & Semiconductor Equipment (1.6%)
Advanced Analogic Technologies, Inc.*	4,686	18,791
Advanced Energy Industries, Inc.*	3,860	52,650
Alpha & Omega Semiconductor Ltd.*	393	5,042
Amkor Technology, Inc.*	10,920	80,699
ANADIGICS, Inc.*	7,560	52,391
Applied Micro Circuits Corp.*	6,996	74,717
ATMI, Inc.*	3,273	65,264
Axcelis Technologies, Inc.*	10,177	35,212
AXT, Inc.*	2,972	31,028
Brooks Automation, Inc.*	7,340	66,574
Cabot Microelectronics Corp.*	2,630	109,014
Cavium Networks, Inc.*	4,579	172,537
CEVA, Inc.*	2,131	43,686
Cirrus Logic, Inc.*	6,835	109,223
Cohu, Inc.	124,708	2,067,659
Conexant Systems, Inc.*	8,024	13,079
Cymer, Inc.*	3,163	142,556
Diodes, Inc.*	3,541	95,572
DSP Group, Inc.*	2,910	23,687
Energy Conversion Devices, Inc.*	5,456	25,098
Entegris, Inc.*	13,150	98,231
Entropic Communications, Inc.*	5,777	69,786
Evergreen Solar, Inc.*	23,030	13,426
Exar Corp.*	4,580	31,968

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/AXA FRANKLIN SMALL CAP VALUE CORE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2010

	Number of Shares	Value (Note 1)

FEI Co.*	3,963	$104,663
FormFactor, Inc.*	4,910	43,601
FSI International, Inc.*	3,236	14,303
GSI Technology, Inc.*	2,063	16,710
GT Solar International, Inc.*	6,151	56,097
Hittite Microwave Corp.*	2,803	171,095
Ikanos Communications, Inc.*	2,821	3,780
Integrated Device Technology, Inc.*	16,711	111,295
Integrated Silicon Solution, Inc.*	2,557	20,533
IXYS Corp.*	3,040	35,325
Kopin Corp.*	6,190	25,750
Kulicke & Soffa Industries, Inc.*	7,352	52,934
Lattice Semiconductor Corp.*	12,328	74,708
LTX-Credence Corp.*	5,036	37,266
Mattson Technology, Inc.*	4,838	14,514
MaxLinear, Inc., Class A*	636	6,843
Micrel, Inc.	5,133	66,678
Microsemi Corp.*	8,513	194,948
Mindspeed Technologies, Inc.*	3,310	20,191
MIPS Technologies, Inc.*	4,815	72,995
MKS Instruments, Inc.*	5,136	125,781
Monolithic Power Systems, Inc.*	3,396	56,102
MoSys, Inc.*	2,361	13,434
Nanometrics, Inc.*	1,743	22,363
Netlogic Microsystems, Inc.*	6,503	204,259
NVE Corp.*	590	34,120
OmniVision Technologies, Inc.*	5,589	165,490
PDF Solutions, Inc.*	1,903	9,172
Pericom Semiconductor Corp.*	3,170	34,807
Photronics, Inc.*	5,834	34,479
PLX Technology, Inc.*	3,160	11,408
Power Integrations, Inc.	2,530	101,554
RF Micro Devices, Inc.*	29,032	213,385
Rubicon Technology, Inc.*	1,475	31,093
Rudolph Technologies, Inc.*	3,411	28,073
Semtech Corp.*	6,404	144,987
Sigma Designs, Inc.*	3,620	51,295
Silicon Image, Inc.*	8,024	58,976
Spansion, Inc., Class A*	1,180	24,426
Standard Microsystems Corp.*	2,262	65,213
Supertex, Inc.*	1,040	25,147
Tessera Technologies, Inc.*	5,402	119,654
Trident Microsystems, Inc.*	8,710	15,504
TriQuint Semiconductor, Inc.*	16,002	187,063
Ultra Clean Holdings, Inc.*	2,077	19,337
Ultratech, Inc.*	2,467	49,044
Veeco Instruments, Inc.*	4,233	181,850
Volterra Semiconductor Corp.*	2,551	59,081
Zoran Corp.*	5,456	48,013

		6,777,229

Software (1.2%)
ACI Worldwide, Inc.*	3,390	91,089
Actuate Corp.*	5,750	32,775
Advent Software, Inc.*	1,730	100,202
American Software, Inc., Class A	3,330	22,544
Ariba, Inc.*	9,320	218,927
Aspen Technology, Inc.*	6,401	81,293
Blackbaud, Inc.	4,900	126,910
Blackboard, Inc.*	3,549	146,574
Bottomline Technologies, Inc.*	2,885	62,633

	Number of Shares	Value (Note 1)

CDC Corp., Class A*	3,181	$11,165
CommVault Systems, Inc.*	4,469	127,903
Concur Technologies, Inc.*	4,120	213,952
Deltek, Inc.*	2,490	18,077
DemandTec, Inc.*	1,690	18,320
Digimarc Corp.*	550	16,505
Ebix, Inc.*	2,630	62,252
Epicor Software Corp.*	5,560	56,156
EPIQ Systems, Inc.	3,428	47,066
ePlus, Inc.*	600	14,184
Fair Isaac Corp.	4,326	101,099
FalconStor Software, Inc.*	2,470	8,274
Fortinet, Inc.*	4,094	132,441
Interactive Intelligence, Inc.*	1,422	37,199
JDA Software Group, Inc.*	4,301	120,428
Kenexa Corp.*	2,160	47,066
Lawson Software, Inc.*	14,399	133,191
Magma Design Automation, Inc.*	5,000	25,050
Manhattan Associates, Inc.*	2,270	69,326
Mentor Graphics Corp.*	11,185	134,220
MicroStrategy, Inc., Class A*	980	83,761
Monotype Imaging Holdings, Inc.*	2,740	30,414
NetScout Systems, Inc.*	3,112	71,607
NetSuite, Inc.*	2,040	51,000
Opnet Technologies, Inc.	1,447	38,736
Parametric Technology Corp.*	11,954	269,324
Pegasystems, Inc.	1,654	60,586
Progress Software Corp.*	4,270	180,706
PROS Holdings, Inc.*	1,902	21,664
QAD, Inc., Class A*	876	7,972
QAD, Inc., Class B*	219	2,177
QLIK Technologies, Inc.*	1,387	35,798
Quest Software, Inc.*	6,161	170,906
Radiant Systems, Inc.*	2,970	58,123
RealD, Inc.*	1,501	38,906
RealPage, Inc.*	1,467	45,374
Renaissance Learning, Inc.	1,296	15,345
Rosetta Stone, Inc.*	1,039	22,047
S1 Corp.*	4,690	32,361
Smith Micro Software, Inc.*	3,380	53,201
SolarWinds, Inc.*	3,615	69,589
Sonic Solutions, Inc.*	4,344	65,160
Sourcefire, Inc.*	2,834	73,486
SRS Labs, Inc.*	1,800	15,858
SS&C Technologies Holdings, Inc.*	1,058	21,699
SuccessFactors, Inc.*	6,532	189,167
Synchronoss Technologies, Inc.*	2,190	58,495
Take-Two Interactive Software, Inc.*	7,463	91,347
Taleo Corp., Class A*	4,250	117,512
TeleCommunication Systems, Inc., Class A*	4,943	23,084
THQ, Inc.*	7,760	47,026
TIBCO Software, Inc.*	17,077	336,588
TiVo, Inc.*	11,895	102,654
Tyler Technologies, Inc.*	3,295	68,404
Ultimate Software Group, Inc.*	2,610	126,924
VASCO Data Security International, Inc.*	3,430	27,886

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/AXA FRANKLIN SMALL CAP VALUE CORE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2010

	Number of Shares	Value (Note 1)

VirnetX Holding Corp.	3,302	$49,035
Wave Systems Corp., Class A*	8,239	32,462
Websense, Inc.*	4,440	89,910

		5,173,115

Total Information Technology		30,063,865

Materials (5.7%)
Chemicals (2.7%)
A. Schulman, Inc.	8,366	191,498
American Vanguard Corp.	2,560	21,862
Arch Chemicals, Inc.	2,440	92,549
Balchem Corp.	2,940	99,401
Cabot Corp.	59,000	2,221,350
Calgon Carbon Corp.*	6,130	92,686
Ferro Corp.*	8,925	130,662
Georgia Gulf Corp.*	3,469	83,464
H.B. Fuller Co.	5,110	104,857
Hawkins, Inc.	892	39,605
Innophos Holdings, Inc.	2,195	79,196
KMG Chemicals, Inc.	522	8,650
Koppers Holdings, Inc.	2,157	77,177
Kraton Performance Polymers, Inc.*	1,211	37,480
Landec Corp.*	2,663	15,925
LSB Industries, Inc.*	1,540	37,360
Minerals Technologies, Inc.	1,900	124,279
NewMarket Corp.	1,086	133,980
NL Industries, Inc.	1,200	13,392
Olin Corp.	8,304	170,398
OM Group, Inc.*	3,219	123,964
Omnova Solutions, Inc.*	5,100	42,636
PolyOne Corp.*	9,390	117,281
Quaker Chemical Corp.	1,203	50,129
Rockwood Holdings, Inc.*	5,386	210,700
RPM International, Inc.	119,850	2,648,685
Senomyx, Inc.*	3,640	25,953
Sensient Technologies Corp.	39,440	1,448,631
Solutia, Inc.*	12,698	293,070
Spartech Corp.*	3,365	31,496
Stepan Co.	799	60,940
STR Holdings, Inc.*	2,899	57,980
TPC Group, Inc.*	703	21,315
W.R. Grace & Co.*	7,530	264,529
Westlake Chemical Corp.	51,627	2,244,226
Zep, Inc.	2,296	45,645
Zoltek Cos., Inc.*	2,540	29,337

		11,492,288

Construction Materials (0.0%)
Headwaters, Inc.*	7,070	32,381
Texas Industries, Inc.	2,197	100,579
United States Lime & Minerals, Inc.*	320	13,481

		146,441

Containers & Packaging (0.5%)
AEP Industries, Inc.*	450	11,677
AptarGroup, Inc.	30,750	1,462,777
Boise, Inc.	7,244	57,445

	Number of Shares	Value (Note 1)

Graham Packaging Co., Inc.*	2,068	$26,967
Graphic Packaging Holding Co.*	13,090	50,920
Myers Industries, Inc.	3,790	36,915
Rock-Tenn Co., Class A	3,981	214,775
Silgan Holdings, Inc.	5,480	196,239

		2,057,715

Metals & Mining (2.1%)
A.M. Castle & Co.*	1,797	33,083
Allied Nevada Gold Corp.*	7,766	204,323
AMCOL International Corp.	2,670	82,770
Brush Engineered Materials, Inc.*	2,126	82,149
Capital Gold Corp.*	4,540	23,018
Century Aluminum Co.*	6,756	104,921
Coeur d’Alene Mines Corp.*	9,164	250,360
Contango ORE, Inc.*	114	1,197
General Moly, Inc.*	7,256	47,019
Globe Specialty Metals, Inc.	6,309	107,821
Golden Star Resources Ltd.*	26,529	121,768
Haynes International, Inc.	1,420	59,399
Hecla Mining Co.*	25,264	284,473
Horsehead Holding Corp.*	4,970	64,809
Jaguar Mining, Inc.*	8,650	61,674
Kaiser Aluminum Corp.	1,493	74,784
Metals USA Holdings Corp.*	1,045	15,926
Molycorp, Inc.*	2,656	132,534
Noranda Aluminum Holding Corp.*	938	13,695
Olympic Steel, Inc.	991	28,422
Reliance Steel & Aluminum Co.	71,800	3,668,980
RTI International Metals, Inc.*	3,169	85,500
Steel Dynamics, Inc.	149,500	2,735,850
Stillwater Mining Co.*	4,637	99,000
Thompson Creek Metals Co., Inc.*	17,584	258,836
U.S. Energy Corp. Wyoming*	2,442	14,847
U.S. Gold Corp.*	9,388	75,761
United States Steel Corp.	4,600	268,732
Universal Stainless & Alloy Products, Inc.*	739	23,116
Worthington Industries, Inc.	6,374	117,281

		9,142,048

Paper & Forest Products (0.4%)
Buckeye Technologies, Inc.	3,810	80,048
Clearwater Paper Corp.*	1,176	92,081
Deltic Timber Corp.	1,120	63,101
KapStone Paper and Packaging Corp.*	3,860	59,058
Louisiana-Pacific Corp.*	13,260	125,440
Neenah Paper, Inc.	1,572	30,937
P.H. Glatfelter Co.	72,073	884,336
Schweitzer-Mauduit International, Inc.	1,920	120,806
Wausau Paper Corp.	5,140	44,255

		1,500,062

Total Materials		24,338,554

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/AXA FRANKLIN SMALL CAP VALUE CORE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2010

	Number of Shares	Value (Note 1)

Telecommunication Services (0.3%)
Diversified Telecommunication Services (0.2%)
AboveNet, Inc.	2,332	$136,329
Alaska Communications Systems Group, Inc.	4,589	50,938
Atlantic Tele-Network, Inc.	977	37,458
Cbeyond, Inc.*	2,689	41,088
Cincinnati Bell, Inc.*	21,520	60,256
Cogent Communications Group, Inc.*	4,300	60,802
Consolidated Communications Holdings, Inc.	2,452	47,324
General Communication, Inc., Class A*	5,410	68,491
Global Crossing Ltd.*	3,460	44,703
Globalstar, Inc.*	6,378	9,248
Hughes Communications, Inc.*	933	37,730
IDT Corp., Class B	1,345	34,499
Iridium Communications, Inc.*	3,505	28,916
Neutral Tandem, Inc.*	3,349	48,359
PAETEC Holding Corp.*	13,632	50,984
Premiere Global Services, Inc.*	6,286	42,745
Vonage Holdings Corp.*	10,692	23,950

		823,820

Wireless Telecommunication Services (0.1%)
FiberTower Corp.*	4,415	19,691
ICO Global Communications Holdings Ltd.*	8,980	13,470
NTELOS Holdings Corp.	3,230	61,532
Shenandoah Telecommunications Co.	2,511	47,031
Syniverse Holdings, Inc.*	7,510	231,683
USA Mobility, Inc.	1,923	34,172

		407,579

Total Telecommunication Services		1,231,399

Utilities (2.3%)
Electric Utilities (1.4%)
Allete, Inc.	3,170	118,114
Central Vermont Public Service Corp.	1,151	25,161
Cleco Corp.	6,230	191,635
El Paso Electric Co.*	4,490	123,610
Empire District Electric Co.	3,760	83,472
IDACORP, Inc.	5,130	189,707
MGE Energy, Inc.	2,330	99,631
NV Energy, Inc.	191,600	2,691,980
Otter Tail Corp.	3,430	77,312
PNM Resources, Inc.	126,634	1,648,775
Portland General Electric Co.	8,260	179,242
UIL Holdings Corp.	5,228	156,631
UniSource Energy Corp.	3,910	140,134
Unitil Corp.	650	14,781

		5,740,185

Gas Utilities (0.7%)
Chesapeake Utilities Corp.	1,185	49,201
Energen Corp.	35,900	1,732,534
Laclede Group, Inc.	2,550	93,177

	Number of Shares	Value (Note 1)

New Jersey Resources Corp.	4,320	$186,235
Nicor, Inc.	4,687	233,975
Northwest Natural Gas Co.	2,950	137,087
Piedmont Natural Gas Co., Inc.	7,770	217,249
South Jersey Industries, Inc.	3,017	159,358
Southwest Gas Corp.	4,500	165,015
WGL Holdings, Inc.	5,500	196,735

		3,170,566

Independent Power Producers & Energy Traders (0.0%)
Dynegy, Inc.*	10,549	59,285

Multi-Utilities (0.1%)
Avista Corp.	6,100	137,372
Black Hills Corp.	3,970	119,100
CH Energy Group, Inc.	1,820	88,980
NorthWestern Corp.	3,610	104,076

		449,528

Water Utilities (0.1%)
American States Water Co.	1,749	60,288
Artesian Resources Corp., Class A	300	5,685
Cadiz, Inc.*	1,040	12,938
California Water Service Group	1,950	72,676
Connecticut Water Service, Inc.	1,170	32,620
Consolidated Water Co., Ltd.	1,150	10,545
Middlesex Water Co.	1,800	33,030
SJW Corp.	1,580	41,823
York Water Co.	900	15,561

		285,166

Total Utilities		9,704,730

Total Common Stocks (76.7%) (Cost $246,574,501)		326,964,534

INVESTMENT COMPANIES:
Investment Companies (0.0%)
Kayne Anderson Energy Development Co.	780	14,048
THL Credit, Inc.	707	9,198

Total Investment Companies (0.0%) (Cost $19,251)		23,246

	Principal Amount	Value (Note 1)
LONG-TERM DEBT SECURITIES:
Corporate Bond (0.0%)
Financials (0.0%)
Capital Markets (0.0%)
GAMCO Investors, Inc.
(Zero Coupon), 12/31/15†	$2,275	2,275

Total Financials		2,275

Total Corporate Bonds		2,275

Total Long-Term Debt Securities (0.0%) (Cost $2,275)		2,275

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/AXA FRANKLIN SMALL CAP VALUE CORE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2010

	Number of Shares	Value (Note 1)

SHORT-TERM INVESTMENTS:
Short-Term Investment (19.5%)
BlackRock Liquidity Funds TempFund 0.17%‡	83,155,843	$83,155,843

	Principal Amount	Value (Note 1)
Time Deposit (2.5%)
JPMorgan Chase Nassau
0.000%, 1/3/11	$10,501,014	10,501,014

Total Short-Term Investments (22.0%) (Cost $93,656,857)		93,656,857

Total Investments (98.7%) (Cost $340,252,884)		420,646,912
Other Assets Less Liabilities (1.3%)		5,537,808

Net Assets (100%)		$426,184,720

*	Non-income producing.
†	Securities (totaling $9,970 or 0.0% of net assets) at fair value by management.
‡	Affiliated company as defined under the Investment Company Act of 1940.
(b)	Illiquid security.

Investments in companies which were affiliates for the year ended December 31, 2010, were as follows:

Securities	Market Value December 31, 2009	Purchases at Cost	Sales at Cost	Market Value December 31, 2010	Dividend Income	Realized Gain (Loss)
BlackRock Liquidity Funds TempFund	$—	$154,863,836	$71,707,993	$83,155,843	$86,084	$755

At December 31, 2010, the Portfolio had the following futures contracts open: (Note 1)

Purchase	Number of Contracts	Expiration Date	Original Value	Value at 12/31/2010	Unrealized Appreciation/ (Depreciation)
Russell 2000 Mini Index	1,135	March-11	$86,597,738	$88,791,050	$2,193,312

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2010:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with rules under the Investment Company Act of 1940. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Common Stocks
Consumer Discretionary	$59,337,206	$—	$7,695	$59,344,901
Consumer Staples	7,280,005	—	—	7,280,005
Energy	33,296,207	—	—	33,296,207

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/AXA FRANKLIN SMALL CAP VALUE CORE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2010

Investment Type	Level 1 Quoted prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Financials	$54,996,565	$—	$—	$54,996,565
Health Care	25,434,384	—	—	25,434,384
Industrials	81,253,197	20,727	—	81,273,924
Information Technology	30,063,865	—	—	30,063,865
Materials	24,338,554	—	—	24,338,554
Telecommunication Services	1,231,399	—	—	1,231,399
Utilities	9,704,730	—	—	9,704,730
Corporate Bonds
Financials	—	—	2,275	2,275
Futures	2,193,312	—	—	2,193,312
Investment Companies
Investment Companies	23,246	—	—	23,246
Short-Term Investments	—	93,656,857	—	93,656,857

Total Assets	$329,152,670	$93,677,584	$9,970	$422,840,224

Total Liabilities	$—	$—	$—	$—

Total	$329,152,670	$93,677,584	$9,970	$422,840,224

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	Investments in Securities-Consumer Discretionary	Investments in Securities-Financials
Balance as of 12/31/09	$—	$—
Total gains or losses (realized/unrealized) included in earnings	(8,742)	—
Purchases, sales, issuances, and settlements (net)	1,849	2,275
Transfers into Level 3	14,588	—
Transfers out of Level 3	—	—
Balance as of 12/31/10	$7,695	$2,275
The amount of total gains or losses for the year included in earnings attributable to the change in unrealized gains or losses relating to assets and liabilities still held at year ending 12/31/10.	$(6,905)	$—

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/AXA FRANKLIN SMALL CAP VALUE CORE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2010

Fair Values of Derivative Instruments as of December 31, 2010:

Statement of Assets and Liabilities
Derivatives Not Accounted for as Hedging Instruments^	Asset Derivatives	Fair Value
Interest rate contracts	Receivables, Net Assets - Unrealized appreciation	$—	*
Foreign exchange contracts	Receivables	—
Credit contracts	Receivables	—
Equity contracts	Receivables, Net Assets - Unrealized appreciation	2,193,312	*
Commodity contracts	Receivables	—
Other contracts	Receivables	—

Total		$2,193,312

Liability Derivatives
Interest rate contracts	Payables, Net Assets - Unrealized depreciation	$—	*
Foreign exchange contracts	Payables	—
Credit contracts	Payables	—
Equity contracts	Payables, Net Assets - Unrealized depreciation	—	*
Commodity contracts	Payables	—
Other contracts	Payables	—

Total		$—

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets & Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2010:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Options	Futures	Forward Currency Contracts	Swaps	Total
Interest rate contracts	$—	$—	$—	$—	$—
Foreign exchange contracts	—	—		—
Credit contracts	—	—	—	—	—
Equity contracts	—	7,929,327		—	7,929,327
Commodity contracts	—	—	—	—	—
Other contracts	—	—	—	—	—

Total	$—	$7,929,327	$—	$—	$7,929,327

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Options	Futures	Forward Currency Contracts	Swaps	Total
Interest rate contracts	$—	$—	$—	$—	$—
Foreign exchange contracts	—	—	—	—	—
Credit contracts	—	—	—	—	—
Equity contracts	—	2,059,408	—	—	2,059,408
Commodity contracts	—	—	—	—	—
Other contracts	—	—	—	—	—

Total	$—	$2,059,408	$—	$—	$2,059,408

The Portfolio held futures contracts with an average notional balance of approximately $47,510,000 during the year ended December 31, 2010.

^ This Portfolio held futures contracts as a substitute for investing in conventional securities and hedging and in an attempt to enhance returns.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/AXA FRANKLIN SMALL CAP VALUE CORE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2010

Investment security transactions for the year ended December 31, 2010 were as follows:

Cost of Purchases:
Stocks and long-term corporate debt securities	$48,983,131
Net Proceeds of Sales and Redemptions:
Stocks and long-term corporate debt securities	$131,824,838

As of December 31, 2010, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$88,422,262
Aggregate gross unrealized depreciation	(9,011,685)

Net unrealized appreciation	$79,410,577

Federal income tax cost of investments	$341,236,335

The Portfolio has a net capital loss carryforward of $174,234,612, which expires in the year 2017. The Portfolio utilized net capital loss carryforward of $36,161,943 during 2010.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/AXA FRANKLIN SMALL CAP VALUE CORE PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2010

ASSETS
Investments at value:
Affiliated Issuers (Cost $83,155,843)	$83,155,843
Unaffiliated Issuers (Cost $257,097,041)	337,491,069
Cash	50,732
Cash held as collateral at broker	6,136,000
Dividends, interest and other receivables	264,414
Receivable from Separate Accounts for Trust shares sold	150,899
Receivable for securities sold	83,154
Receivable from investment sub-advisor	4,645
Other assets	331

Total assets	427,337,087

LIABILITIES
Variation margin payable on futures contracts	579,191
Investment management fees payable	249,271
Payable to Separate Accounts for Trust shares redeemed	171,857
Administrative fees payable	61,804
Distribution fees payable - Class IB	31,100
Trustees’ fees payable	315
Accrued expenses	58,829

Total liabilities	1,152,367

NET ASSETS	$426,184,720

Net assets were comprised of:
Paid in capital	$520,938,355
Accumulated undistributed net investment income (loss)	94,192
Accumulated undistributed net realized gains (losses) on investments and futures	(177,435,167)
Net unrealized appreciation (depreciation) on investments and futures	82,587,340

Net assets	$426,184,720

Class IA
Net asset value, offering and redemption price per share, $275,810,292 / 27,002,184 shares outstanding (unlimited amount authorized: $0.01 par value)	$10.21

Class IB
Net asset value, offering and redemption price per share, $150,374,428 / 14,703,213 shares outstanding (unlimited amount authorized: $0.01 par value)	$10.23

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2010

INVESTMENT INCOME
Dividends ($86,084 of dividend income received from affiliates) (net of $20 foreign withholding tax)	$5,100,163
Interest	2,699

Total income	5,102,862

EXPENSES
Investment management fees	2,592,510
Administrative fees	657,149
Distribution fees - Class IB	311,090
Custodian fees	56,999
Printing and mailing expenses	35,851
Professional fees	34,487
Trustees’ fees	8,328
Miscellaneous	13,318

Gross expenses	3,709,732
Less: Reimbursement from sub-advisor	(29,759)

Net expenses	3,679,973

NET INVESTMENT INCOME (LOSS)	1,422,889

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Securities	25,850,300
Futures	7,929,327
Net distributions of realized gain received from Underlying Portfolio (All realized gains received from affiliates)	755

Net realized gain (loss)	33,780,382

Change in unrealized appreciation (depreciation) on:
Securities	45,753,299
Futures	2,059,408

Net change in unrealized appreciation (depreciation)	47,812,707

NET REALIZED AND UNREALIZED GAIN (LOSS)	81,593,089

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$83,015,978

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/AXA FRANKLIN SMALL CAP VALUE CORE PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2010	2009
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$1,422,889	$3,483,351
Net realized gain (loss) on investments, futures and foreign currency transactions and net distributions of realized gain received from Underlying Portfolios	33,780,382	(187,092,725)
Net change in unrealized appreciation (depreciation) on investments and futures	47,812,707	229,339,443

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	83,015,978	45,730,069

DIVIDENDS:
Dividends from net investment income
Class IA	(1,127,612)	(2,551,442)
Class IB	(236,137)	(955,721)

TOTAL DIVIDENDS	(1,363,749)	(3,507,163)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 1,213,474 and 4,276,379 shares, respectively ]	10,465,581	25,921,207
Capital shares issued in reinvestment of dividends [ 111,215 and 318,433 shares, respectively ]	1,127,612	2,551,442
Capital shares repurchased [ (2,827,040) and (20,309,193) shares, respectively ]	(24,743,120)	(99,456,561)

Total Class IA transactions	(13,149,927)	(70,983,912)

Class IB
Capital shares sold [ 5,194,187 and 7,142,859 shares, respectively ]	46,471,514	47,993,362
Capital shares issued in reinvestment of dividends [ 23,258 and 119,251 shares, respectively ]	236,137	955,721
Capital shares repurchased [ (4,460,919) and (6,311,315) shares, respectively ]	(38,688,317)	(41,449,018)

Total Class IB transactions	8,019,334	7,500,065

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(5,130,593)	(63,483,847)

TOTAL INCREASE (DECREASE) IN NET ASSETS	76,521,636	(21,260,941)
NET ASSETS:
Beginning of year	349,663,084	370,924,025

End of year (a)	$426,184,720	$349,663,084

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$94,192	$53,006

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/AXA FRANKLIN SMALL CAP VALUE CORE PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,				September 15, 2006* to December 31, 2006
Class IA	2010	2009	2008	2007
Net asset value, beginning of period	$8.23	$6.48	$9.84	$10.85	$10.00

Income (loss) from investment operations:
Net investment income (loss)	0.04 (e)	0.08 (e)	0.11 (e)	0.12 (e)	0.03	(e)
Net realized and unrealized gain (loss) on investments, futures and foreign currency transactions	1.98	1.76	(3.39)	(1.03)	0.84

Total from investment operations	2.02	1.84	(3.28)	(0.91)	0.87

Less distributions:
Dividends from net investment income	(0.04)	(0.09)	(0.08)	(0.07)	(0.02)
Distributions from net realized gains	—	—	—	(0.03)	—

Total dividends and distributions	(0.04)	(0.09)	(0.08)	(0.10)	(0.02)

Net asset value, end of period	$10.21	$8.23	$6.48	$9.84	$10.85

Total return (b)	24.57%	28.44%	(33.28)%	(8.39)%	8.74%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$275,810	$234,697	$286,642	$246,846	$2,287
Ratio of expenses to average net assets:
After waivers and reimbursements (a)	0.91%	0.96%	1.05%	1.05%	1.05%
After waivers, reimbursements and fees paid indirectly (a)	0.91%	0.75%	1.05%	1.05%	1.05%
Before waivers, reimbursements and fees paid indirectly (a)	0.92%	0.97%	1.08%	1.08%	2.90	%(c)
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)	0.47%	1.00%	1.26%	1.12%	1.07%
After waivers, reimbursements and fees paid indirectly (a)	0.47%	1.21%	1.26%	1.12%	1.07%
Before waivers, reimbursements and fees paid indirectly (a)	0.46%	0.98%	1.23%	1.09%	(1.45)%
Portfolio turnover rate	16%	57%	30%	3%	0%

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/AXA FRANKLIN SMALL CAP VALUE CORE PORTFOLIO

FINANCIAL HIGHLIGHTS (Continued)

	Year Ended December 31,						September 15, 2006* to December 31, 2006
Class IB	2010	2009		2008	2007
Net asset value, beginning of period	$8.24	$6.49		$9.84	$10.85		$10.00

Income (loss) from investment operations:
Net investment income (loss)	0.02 (e)	0.07	(e)	0.09 (e)	0.09	(e)	0.02	(e)
Net realized and unrealized gain (loss) on investments, futures and foreign currency transactions	1.99	1.75		(3.37)	(1.03)		0.85

Total from investment operations	2.01	1.82		(3.28)	(0.94)		0.87

Less distributions:
Dividends from net investment income	(0.02)	(0.07)		(0.07)	(0.04)		(0.02)
Distributions from net realized gains	—	—		—	(0.03)		—

Total dividends and distributions	(0.02)	(0.07)		(0.07)	(0.07)		(0.02)

Net asset value, end of period	$10.23	$8.24		$6.49	$9.84		$10.85

Total return (b)	24.35%	28.07%		(33.35)%	(8.63)%		8.66%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$150,374	$114,966		$84,282	$67,492		$19,238
Ratio of expenses to average net assets:
After waivers and reimbursements (a)	1.16%	1.21	%(c)	1.30%	1.30%		1.30%
After waivers, reimbursements and fees paid indirectly (a)	1.16%	0.97%		1.30%	1.30%		1.30%
Before waivers, reimbursements and fees paid indirectly (a)	1.17%	1.22	%(c)	1.33%	1.33	%(c)	3.15	%(c)
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)	0.22%	0.73%		1.02%	0.78%		0.66%
After waivers, reimbursements and fees paid indirectly (a)	0.22%	0.96%		1.02%	0.78%		0.66%
Before waivers, reimbursements and fees paid indirectly (a)	0.21%	0.72%		0.99%	0.73%		(1.07)%
Portfolio turnover rate	16%	57%		30%	3%		0%
*	Commencement of Operations.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(c)	Reflects overall fund ratios for non-class specific expense.
(e)	Net investment income per share is based on average shares outstanding.

See Notes to Financial Statements.

EQ/BLACKROCK BASIC VALUE EQUITY PORTFOLIO (Unaudited)

PORTFOLIO ADVISER

➢	BlackRock Investment Management, LLC

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/10
	1 Year	5 Years	10 Years	Since Incept.**
Portfolio – Class IA Shares*	12.60%	2.83%	4.29%	7.37%
Portfolio – Class IB Shares	12.28	2.58	4.08	7.21
Russell 1000® Value Index	15.51	1.28	3.26	6.36

*   Date of inception 10/2/02. Returns shown for Class IA shares prior to this period are derived from the historical performance of Class IB shares adjusted to reflect the 12b-1 fees, applicable to Class IB shares; Class IA shares are not subject to any 12b-1 fees.

** Date of inception 5/1/97

    Returns for periods greater than one year are annualized

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IA shares returned 12.60% for the year ended December 31, 2010. The Portfolio’s benchmark, the Russell 1000® Value Index, returned 15.51% over the same period.

Portfolio Highlights

What helped performance during the year:

•	Stock selection amongst semiconductor holdings such as LSI Corp. contributed to relative returns on a positive basis.

•	Underweighting, relative to the benchmark, communications equipment and internet software and services companies within the Information Technology sector benefited performance.

•	Underweighting Utilities, particularly electric and multi-utilities proved beneficial for the Portfolio.

•	The combination of stock selection and overweighting metals and mining holdings enhanced the Portfolio’s return as Alcoa Inc. and United States Steel Corp. performed well.

•

Stock selection within aerospace and defense companies such as Honeywell International Inc. and construction and engineering holdings such as Fluor Corp. within the Industrials sector aided performance.

•	The Portfolio benefited from an underweight position relative to the benchmark in Pharmaceuticals, namely Johnson & Johnson.

•	Stock selection amongst insurers within the Financials sector was advantageous for performance, particularly avoiding Berkshire Hathaway Inc.

What hurt performance during the year:

•	The Portfolio’s performance was hindered by stock selection within the Consumer Staples sector especially amongst household and food product companies.

•	Stock selection amongst media holdings also dragged on the Portfolio’s return.

•

On an individual stock basis, Kimberly-Clark Corp., Sprint Nextel Corp., Hewlett-Packard Co., Unilever N.V. and Dominion Resources Inc. detracted from performance as did not owning National Oilwell Varco Inc. and Anadarko Petroleum Corp.

Portfolio Positioning and Outlook

At year’s end, the Portfolio was overweight relative to the benchmark in Information Technology, Materials, Industrials and Energy and underweight Financials, Health Care and Utilities. The economy appears to have improved beyond the level of growth typically seen at this point in an economic cycle. Despite strong cyclical tailwinds some macro headwinds may remain which lend to caution. The absolute level of unemployment remains stubbornly high. State, local and federal budget deficits are worrisome. The deleveraging process will take some time and measures in Europe could pressure corporate earnings. Given this backdrop, the Portfolio was positioned in a more balanced manner. The manager seeks large capitalization companies and globally exposed companies that may benefit from the rapid growth of economies in emerging markets.

Sector Weightings as of 12/31/10	% of Net Assets
Financials	21.5%
Information Technology	15.1
Energy	13.9
Industrials	10.8
Consumer Staples	9.6
Consumer Discretionary	7.5
Health Care	6.7
Telecommunication Services	5.3
Materials	5.3
Utilities	2.5
Cash and Other	1.8

100.0%

EQ/BLACKROCK BASIC VALUE EQUITY PORTFOLIO (Unaudited)

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2010 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/10	Ending Account Value 12/31/10	Expenses Paid During Period* 7/1/10 - 12/31/10
Class IA
Actual	$1,000.00	$1,226.70	$3.93
Hypothetical (5% average return before expenses)	1,000.00	1,021.68	3.57
Class IB
Actual	1,000.00	1,225.00	5.33
Hypothetical (5% average return before expenses)	1,000.00	1,020.42	4.84

*   Expenses are equal to the Portfolio’s Class IA and Class IB shares annualized expense ratios of 0.70% and 0.95%, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

EQ ADVISORS TRUST

EQ/BLACKROCK BASIC VALUE EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2010

	Number of Shares	Value (Note 1)

COMMON STOCKS:
Consumer Discretionary (7.5%)
Automobiles (0.6%)
General Motors Co.*	300,400	$11,072,744

Media (6.9%)
Comcast Corp., Class A	1,437,400	29,912,294
Time Warner, Inc.	1,286,370	41,382,523
Viacom, Inc., Class B	1,227,100	48,605,431
Walt Disney Co.	571,300	21,429,463

		141,329,711

Total Consumer Discretionary		152,402,455

Consumer Staples (9.6%)
Food & Staples Retailing (1.8%)
Kroger Co.	1,635,900	36,578,724

Food Products (5.7%)
Archer-Daniels-Midland Co.	498,600	14,997,888
General Mills, Inc.	409,800	14,584,782
Kraft Foods, Inc., Class A	1,221,729	38,496,681
Unilever N.V. (N.Y. Shares) (ADR)	1,546,900	48,572,660

		116,652,011

Household Products (2.1%)
Kimberly-Clark Corp.	667,920	42,105,677

Total Consumer Staples		195,336,412

Energy (13.9%)
Energy Equipment & Services (3.0%)
Halliburton Co.	605,200	24,710,316
Noble Corp.	1,035,000	37,021,950

		61,732,266

Oil, Gas & Consumable Fuels (10.9%)
Chevron Corp.	188,800	17,228,000
Devon Energy Corp.	504,700	39,623,997
Exxon Mobil Corp.	1,064,390	77,828,197
Hess Corp.	469,800	35,958,492
Marathon Oil Corp.	606,800	22,469,804
Peabody Energy Corp.	454,215	29,060,676

		222,169,166

Total Energy		283,901,432

Financials (21.5%)
Capital Markets (4.3%)
Bank of New York Mellon Corp.	1,149,978	34,729,335
Morgan Stanley	1,913,900	52,077,219

		86,806,554

Commercial Banks (2.5%)
U.S. Bancorp	444,000	11,974,680
Wells Fargo & Co.	1,294,700	40,122,753

		52,097,433

Diversified Financial Services (6.5%)
Bank of America Corp.	1,416,289	18,893,295

	Number of Shares	Value (Note 1)

Citigroup, Inc.*	9,840,000	$46,543,200
JPMorgan Chase & Co.	1,564,090	66,348,698

		131,785,193

Insurance (8.2%)
ACE Ltd.	493,500	30,720,375
Hartford Financial Services Group, Inc.	601,300	15,928,437
MetLife, Inc.	1,003,617	44,600,740
Prudential Financial, Inc.	412,865	24,239,304
Travelers Cos., Inc.	911,238	50,765,069

		166,253,925

Total Financials		436,943,105

Health Care (6.7%)
Biotechnology (1.0%)
Amgen, Inc.*	374,900	20,582,010

Health Care Equipment & Supplies (0.8%)
Baxter International, Inc.	329,000	16,653,980

Pharmaceuticals (4.9%)
Bristol-Myers Squibb Co.	241,000	6,381,680
Eli Lilly and Co.	472,300	16,549,392
Johnson & Johnson	127,200	7,867,320
Merck & Co., Inc.	1,128,911	40,685,952
Pfizer, Inc.	1,637,041	28,664,588

		100,148,932

Total Health Care		137,384,922

Industrials (10.8%)
Aerospace & Defense (4.3%)
Honeywell International, Inc.	579,500	30,806,220
Northrop Grumman Corp.	420,800	27,259,424
Raytheon Co.	616,077	28,549,008

		86,614,652

Construction & Engineering (1.9%)
Fluor Corp.	447,700	29,664,602
Jacobs Engineering Group, Inc.*	204,000	9,353,400

		39,018,002

Industrial Conglomerates (4.6%)
General Electric Co.	2,780,200	50,849,858
Tyco International Ltd.	1,044,650	43,290,296

		94,140,154

Total Industrials		219,772,808

Information Technology (15.1%)
Communications Equipment (1.3%)
Motorola, Inc.*	3,055,200	27,710,664

Computers & Peripherals (2.5%)
Hewlett-Packard Co.	1,196,613	50,377,407

IT Services (3.7%)
International Business Machines Corp.	333,460	48,938,590
Western Union Co.	1,412,700	26,233,839

		75,172,429

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/BLACKROCK BASIC VALUE EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2010

	Number of Shares	Value (Note 1)

Office Electronics (1.0%)
Xerox Corp.	1,749,987	$20,159,850

Semiconductors & Semiconductor Equipment (4.6%)
Intel Corp.	1,357,800	28,554,534
LSI Corp.*	10,748,661	64,384,480

		92,939,014

Software (2.0%)
Microsoft Corp.	1,436,000	40,093,120

Total Information Technology		306,452,484

Materials (5.3%)
Chemicals (1.4%)
E.I. du Pont de Nemours & Co.	563,950	28,129,826

Metals & Mining (3.9%)
Alcoa, Inc.	2,562,900	39,443,031
Nucor Corp.	518,700	22,729,434
United States Steel Corp.	296,500	17,321,530

		79,493,995

Total Materials		107,623,821

Telecommunication Services (5.3%)
Diversified Telecommunication Services (3.3%)
AT&T, Inc.	681,158	20,012,422
Qwest Communications International, Inc.	2,756,700	20,978,487
Verizon Communications, Inc.	726,800	26,004,904

		66,995,813

	Number of Shares	Value (Note 1)

Wireless Telecommunication Services (2.0%)
Sprint Nextel Corp.*	9,751,900	$41,250,537

Total Telecommunication Services		108,246,350

Utilities (2.5%)
Electric Utilities (1.3%)
Southern Co.	729,600	27,892,608

Multi-Utilities (1.2%)
Dominion Resources, Inc.	560,120	23,928,326

Total Utilities		51,820,934

Total Common Stocks (98.2%) (Cost $1,670,107,174)		1,999,884,723

	Principal Amount	Value (Note 1)
SHORT-TERM INVESTMENT:
Time Deposit (1.4%)
JPMorgan Chase Nassau 0.000%, 1/3/11 (Cost $28,722,842)	$28,722,842	28,722,842

Total Investments (99.6%) (Cost $1,698,830,016)		2,028,607,565
Other Assets Less Liabilities (0.4%)		8,259,823

Net Assets (100%)		$2,036,867,388

*	Non-income producing.

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2010:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with rules under the Investment Company Act of 1940. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Common Stocks
Consumer Discretionary	$152,402,455	$—	$—	$152,402,455
Consumer Staples	195,336,412	—	—	195,336,412
Energy	283,901,432	—	—	283,901,432
Financials	436,943,105	—	—	436,943,105
Health Care	137,384,922	—	—	137,384,922
Industrials	219,772,808	—	—	219,772,808
Information Technology	306,452,484	—	—	306,452,484

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/BLACKROCK BASIC VALUE EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2010

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Materials	$107,623,821	$—	$—	$107,623,821
Telecommunication Services	108,246,350	—	—	108,246,350
Utilities	51,820,934	—	—	51,820,934
Short-Term Investments	—	28,722,842	—	28,722,842

Total Assets	$1,999,884,723	$28,722,842	$—	$2,028,607,565

Total Liabilities	$—	$—	$—	$—

Total	$1,999,884,723	$28,722,842	$—	$2,028,607,565

The Portfolio held no derivatives contracts during the year ended December 31, 2010.

Investment security transactions for the year ended December 31, 2010 were as follows:

Cost of Purchases:
Stocks	$1,043,718,195
Net Proceeds of Sales and Redemptions:
Stocks	$1,012,496,326

As of December 31, 2010, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$211,331,168
Aggregate gross unrealized depreciation	(17,296,557)

Net unrealized appreciation	$194,034,611

Federal income tax cost of investments	$1,834,572,954

For the year ended December 31, 2010, the Portfolio incurred approximately $6,212 as brokerage commissions with Keefe, Bruyette & Woods, Inc., an affiliated broker/dealer.

The Portfolio has a net capital loss carryforward of $1,212,128,594 of which $195,366,099 expires in the year 2016 and $1,016,762,495 expires in the year 2017. The Portfolio utilized net capital loss carryforward of $70,064,986 during 2010.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/BLACKROCK BASIC VALUE EQUITY PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2010

ASSETS
Investments at value (Cost $1,698,830,016)	$2,028,607,565
Cash	913
Receivable for securities sold	8,609,819
Dividends, interest and other receivables	2,501,137
Receivable from Separate Accounts for Trust shares sold	1,091,837
Other assets	16,726

Total assets	2,040,827,997

LIABILITIES
Payable to Separate Accounts for Trust shares redeemed	2,351,249
Investment management fees payable	974,269
Distribution fees payable - Class IB	319,059
Administrative fees payable	175,399
Trustees’ fees payable	2,765
Accrued expenses	137,868

Total liabilities	3,960,609

NET ASSETS	$2,036,867,388

Net assets were comprised of:
Paid in capital	$3,054,741,234
Accumulated undistributed net investment income (loss)	220,137
Accumulated undistributed net realized gain (loss) on investments	(1,347,871,532)
Unrealized appreciation (depreciation) on investments	329,777,549

Net assets	$2,036,867,388

Class IA
Net asset value, offering and redemption price per share, $503,310,002 / 36,871,805 shares outstanding (unlimited amount authorized: $0.01 par value)	$13.65

Class IB
Net asset value, offering and redemption price per share, $1,533,557,386 / 112,059,395 shares outstanding (unlimited amount authorized: $0.01 par value)	$13.69

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2010

INVESTMENT INCOME
Dividends (net of $24,428 foreign withholding tax)	$41,602,164
Securities lending (net)	2,603

Total income	41,604,767

EXPENSES
Investment management fees	10,643,472
Distribution fees - Class IB	3,465,539
Administrative fees	1,918,985
Printing and mailing expenses	175,456
Professional fees	68,561
Custodian fees	58,000
Trustees’ fees	42,189
Miscellaneous	45,093

Gross expenses	16,417,295
Less: Fees paid indirectly	(128,361)

Net expenses	16,288,934

NET INVESTMENT INCOME (LOSS)	25,315,833

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on securities	122,310,467
Net change in unrealized appreciation (depreciation) on securities	76,055,648

NET REALIZED AND UNREALIZED GAIN (LOSS)	198,366,115

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$223,681,948

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/BLACKROCK BASIC VALUE EQUITY PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2010	2009
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$25,315,833	$38,389,280
Net realized gain (loss) on investments	122,310,467	(1,064,221,917)
Net change in unrealized appreciation (depreciation) on investments	76,055,648	1,313,513,979

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	223,681,948	287,681,342

DIVIDENDS:
Dividends from net investment income
Class IA	(7,118,419)	(11,317,692)
Class IB	(17,980,349)	(29,578,763)

TOTAL DIVIDENDS	(25,098,768)	(40,896,455)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 4,123,881 and 12,000,799 shares, respectively ]	50,315,043	115,210,575
Capital shares issued in reinvestment of dividends [ 530,827 and 946,591 shares, respectively ]	7,118,419	11,317,692
Capital shares repurchased [ (4,771,796) and (177,545,856) shares, respectively ]	(59,626,844)	(1,591,140,903)

Total Class IA transactions	(2,193,382)	(1,464,612,636)

Class IB
Capital shares sold [ 16,449,977 and 19,255,914 shares, respectively ]	206,494,013	201,560,677
Capital shares issued in reinvestment of dividends [ 1,337,248 and 2,467,239 shares, respectively ]	17,980,349	29,578,763
Capital shares repurchased [ (14,355,400) and (13,109,369) shares, respectively ]	(179,028,323)	(135,940,270)

Total Class IB transactions	45,446,039	95,199,170

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	43,252,657	(1,369,413,466)

TOTAL INCREASE (DECREASE) IN NET ASSETS	241,835,837	(1,122,628,579)
NET ASSETS:
Beginning of year	1,795,031,551	2,917,660,130

End of year (a)	$2,036,867,388	$1,795,031,551

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$220,137	$3,073

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/BLACKROCK BASIC VALUE EQUITY PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IA	2010	2009	2008	2007	2006
Net asset value, beginning of year	$12.30	$9.67	$15.66	$17.03	$15.06

Income (loss) from investment operations:
Net investment income (loss)	0.19 (e)	0.22 (e)	0.27 (e)	0.25 (e)	0.26 (e)
Net realized and unrealized gain (loss) on investments	1.36	2.72	(5.95)	(0.03)	2.92

Total from investment operations	1.55	2.94	(5.68)	0.22	3.18

Less distributions:
Dividends from net investment income	(0.20)	(0.31)	(0.25)	(0.24)	(0.25)
Distributions from net realized gains	—	—	(0.06)	(1.35)	(0.96)

Total dividends and distributions	(0.20)	(0.31)	(0.31)	(1.59)	(1.21)

Net asset value, end of year	$13.65	$12.30	$9.67	$15.66	$17.03

Total return	12.60%	30.51%	(36.36)%	1.43%	21.18%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$503,310	$455,102	$1,948,563	$2,516,049	$1,915,669
Ratio of expenses to average net assets:
After fees paid indirectly	0.70%	0.71%	0.68%	0.67%	0.65%
Before fees paid indirectly	0.70%	0.72%	0.68%	0.68%	0.66%
Ratio of net investment income to average net assets:
After fees paid indirectly	1.56%	2.26%	2.08%	1.44%	1.61%
Before fees paid indirectly	1.55%	2.25%	2.07%	1.43%	1.61%
Portfolio turnover rate	56%	44%	48%	50%	38%

	Year Ended December 31,
Class IB	2010	2009	2008	2007	2006
Net asset value, beginning of year	$12.34	$9.69	$15.70	$17.07	$15.09

Income (loss) from investment operations:
Net investment income (loss)	0.16 (e)	0.19 (e)	0.24 (e)	0.21 (e)	0.22 (e)
Net realized and unrealized gain (loss) on investments	1.35	2.74	(5.97)	(0.03)	2.93

Total from investment operations	1.51	2.93	(5.73)	0.18	3.15

Less distributions:
Dividends from net investment income	(0.16)	(0.28)	(0.22)	(0.20)	(0.21)
Distributions from net realized gains	—	—	(0.06)	(1.35)	(0.96)

Total dividends and distributions	(0.16)	(0.28)	(0.28)	(1.55)	(1.17)

Net asset value, end of year	$13.69	$12.34	$9.69	$15.70	$17.07

Total return	12.28%	30.33%	(36.55)%	1.17%	20.90%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$1,533,557	$1,339,930	$969,097	$1,584,756	$1,636,862
Ratio of expenses to average net assets:
After fees paid indirectly	0.94%	0.96%	0.93%	0.92%	0.90%
Before fees paid indirectly	0.95%	0.97%	0.93%	0.93%	0.91%
Ratio of net investment income to average net assets:
After fees paid indirectly	1.31%	1.85%	1.81%	1.19%	1.36%
Before fees paid indirectly	1.30%	1.84%	1.81%	1.18%	1.35%
Portfolio turnover rate	56%	44%	48%	50%	38%
(e)	Net investment income per share is based on average shares outstanding.

See Notes to Financial Statements.

EQ/BLACKROCK INTERNATIONAL VALUE PORTFOLIO (Unaudited)

PORTFOLIO ADVISER

➢	BlackRock International Limited

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/10
	1 Year	5 Years	10 Years	Since Incept.**
Portfolio – Class IA Shares*	6.36%	2.01%	2.33%	6.34%
Portfolio – Class IB Shares	6.00	1.74	2.10	6.16
MSCI EAFE Index	7.75	2.46	3.50	4.80

*   Date of inception 3/25/02. Returns shown for Class IA shares prior to this period are derived from the historical performance of Class IB shares adjusted to reflect the 12b-1 fees, applicable to Class IB shares; Class IA shares are not subject to any 12b-1 fees.

** Date of inception 5/1/97

    Returns for periods greater than one year are annualized

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IA shares returned 6.36% for the year ended December 31, 2010. The Portfolio’s benchmark, the MSCI EAFE Index, returned 7.75% over the same period.

Portfolio Highlights

What helped performance during the year:

•	Stock selection was a positive contributor during the year.

•	The best performing stocks included United Business Media, Carlsberg and Kone Cranes.

•

Holdings of European automotive stocks, including Daimler and Continental, had a positive impact on the Portfolio’s performance as these companies benefited from strong emerging market demand, especially from China.

•	The Portfolio’s underweight position relative to the benchmark in the Financials sector proved beneficial to performance, as did stock selection among banks and insurance companies.

•	From a geographic perspective, underweight positions relative to the benchmark in Japan and Spain proved beneficial.

What hurt performance during the year:

•	Stock selection within the Telecommunication Services sector detracted from performance, specifically with respect to European telecoms including Deutsche Telekom and Telefonica.

•	Stock selection within the Industrials sector also had a negative impact, where EADS and Mitsubishi Heavy Industries were the notable detractors.

•	Sector allocation did not have a meaningful impact on returns. However, an overweight position relative to the benchmark in Energy and an underweight position in Materials detracted slightly.

Portfolio Positioning and Outlook

•

At the end of the year, the Portfolio held sector overweights relative to the benchmark in Information Technology, Industrials and Telecommunications Services, while it held underweight positions in Consumer Staples, Financials and Consumer Discretionary. Regionally, the Portfolio was modestly overweight in Asia ex-Japan and select emerging markets, neutral in Japan, and underweight in Europe and Australia. While we believe that economic uncertainty may persist, we believe that overall data is supportive for equities in the near term, particularly when compared to bonds. We favor structurally supported markets and continue to follow our disciplined investment process to identify the most attractive opportunities.

Effective on or about February 22, 2011, the EQ/BlackRock International Value Portfolio will change its investment strategy to a hybrid strategy that utilizes both active and passive investment styles, including investments in one or more exchange traded funds (“ETFs”). This strategy is referred to as a “PLUS” strategy. It is expected that the Portfolio will change its name to the EQ/International Value PLUS Portfolio shortly after the changes described above occur.

Sector Weightings as of 12/31/10	% of Net Assets
Financials	21.1%
Industrials	14.9
Consumer Discretionary	9.9
Materials	9.8
Information Technology	9.1
Energy	8.8
Telecommunication Services	8.5
Health Care	8.2
Consumer Staples	6.6
Utilities	2.5
Cash and Other	0.6

100.0%

EQ/BLACKROCK INTERNATIONAL VALUE PORTFOLIO (Unaudited)

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2010 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/10	Ending Account Value 12/31/10	Expenses Paid During Period* 7/1/10 - 12/31/10
Class IA
Actual	$1,000.00	$1,261.10	$5.70
Hypothetical (5% average return before expenses)	1,000.00	1,020.16	5.09
Class IB
Actual	1,000.00	1,259.30	7.06
Hypothetical (5% average return before expenses)	1,000.00	1,018.95	6.31

*   Expenses are equal to the Portfolio’s Class IA and Class IB shares annualized expense ratios of 1.00% and 1.24%, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

EQ ADVISORS TRUST

EQ/BLACKROCK INTERNATIONAL VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2010

	Number of Shares	Value (Note 1)

COMMON STOCKS:
Australia (5.9%)
National Australia Bank Ltd.	1,627,942	$39,461,900
Newcrest Mining Ltd.	643,811	26,629,331
Octaviar Ltd.*†(b)	9,487,254	—
Suncorp Group Ltd.	2,765,060	24,349,970

Total Australia		90,441,201

Japan (20.0%)
Fujifilm Holdings Corp.	799,500	28,911,590
Hitachi Ltd.	7,307,000	38,969,467
Komatsu Ltd.	1,023,100	30,961,408
Mitsubishi Corp.	1,342,000	36,331,026
Mitsui Chemicals, Inc.	7,129,000	25,551,657
Nippon Telegraph & Telephone Corp.	671,200	30,381,328
Nissan Motor Co., Ltd.	3,793,100	36,113,638
Nitto Denko Corp.	425,500	20,046,034
Sony Corp.	803,400	28,963,564
Sumitomo Corp.	2,281,500	32,287,763

Total Japan		308,517,475

Latin America (4.4%)
Brazil (2.8%)
Cyrela Brazil Realty S.A.	1,138,583	14,986,770
Itau Unibanco Holding S.A. (Preference) (ADR)	1,193,770	28,662,418

		43,649,188

Mexico (1.6%)
America Movil S.A.B. de C.V. (ADR)	422,239	24,211,184

Total Latin America		67,860,372

Other European Countries (41.9%)
France (6.3%)
Sanofi-Aventis S.A.	547,567	35,012,505
Societe Generale S.A.	398,593	21,422,774
Total S.A.	758,494	40,188,270

		96,623,549

Germany (10.8%)
Bayer AG (Registered)	525,397	38,825,467
Bilfinger Berger SE	398,858	33,685,218
Daimler AG (Registered)*	420,333	28,494,584
Deutsche Telekom AG (Registered)	2,733,628	35,269,204
HeidelbergCement AG	487,924	30,579,403

		166,853,876

Ireland (1.7%)
United Business Media Ltd.	2,433,837	26,182,707

Netherlands (8.8%)
European Aeronautic Defence and Space Co. N.V.*	971,496	22,640,784
Koninklijke Ahold N.V.	1,722,009	22,725,867
Koninklijke Philips Electronics N.V.	1,012,222	31,002,332
Royal Dutch Shell plc, Class B	1,815,404	59,862,883

		136,231,866

	Number of Shares	Value (Note 1)

Spain (7.3%)
Banco Santander S.A.	3,203,787	$33,941,517
Repsol YPF S.A.	1,292,226	36,003,814
Telefonica S.A.	1,841,759	41,753,283

		111,698,614

Switzerland (7.0%)
Credit Suisse Group AG (Registered)	513,433	20,685,584
Novartis AG (Registered)	896,453	52,684,591
Swiss Reinsurance Co., Ltd. (Registered)	649,528	34,942,522

		108,312,697

Total Other European Countries		645,903,309

Scandinavia (2.7%)
Finland (1.0%)
KCI Konecranes Oyj	389,888	16,093,917

Sweden (1.7%)
Assa Abloy AB, Class B	938,359	26,438,936

Total Scandanavia		42,532,853

Southeast Asia (7.3%)
China (2.9%)
China Citic Bank Corp., Ltd., Class H	31,536,000	20,448,415
Evergrande Real Estate Group Ltd.	49,081,000	23,868,642

		44,317,057

South Korea (2.8%)
LG Display Co., Ltd. (ADR)	918,800	16,308,700
Samsung Electronics Co., Ltd. (GDR)(m)	62,611	26,415,581

		42,724,281

Taiwan (1.6%)
Taiwan Semiconductor Manufacturing Co., Ltd. (ADR)	2,004,505	25,136,493

Total Southeast Asia		112,177,831

United Kingdom (15.2%)
Aviva plc	3,355,883	20,562,378
BHP Billiton plc	1,207,350	48,019,498
British American Tobacco plc	1,063,872	40,861,652
Centrica plc	7,317,471	37,831,146
Ladbrokes plc	9,778,977	18,707,336
Lloyds Banking Group plc*	29,808,172	30,533,366
Tesco plc	5,750,505	38,103,852

Total United Kingdom		234,619,228

Total Common Stocks (97.4%) (Cost $1,353,318,809)		1,502,052,269

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/BLACKROCK INTERNATIONAL VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2010

	Number of Warrants	Value (Note 1)

WARRANTS:
India (0.3%)
Rolta India Ltd., expiring 5/26/14*†	1,423,162	$4,923,698

Luxembourg (1.1%)
Axis Bank Ltd., (Deutsche Bank AG) expiring 8/17/17*	549,557	16,596,731

Switzerland (0.6%)
Glenmark Pharmaceuticals Ltd. (UBS AG/London) expiring 12/18/12*	1,234,510	10,053,850

Total Warrants (2.0%) (Cost $24,346,827)		31,574,279

	Principal Amount	Value (Note 1)

SHORT-TERM INVESTMENT:
Time Deposit (0.6%)
JPMorgan Chase Nassau 0.000%, 1/3/11 (Cost $8,612,765)	$8,612,765	$8,612,765

Total Investments (100.0%) (Cost $1,386,278,401)		1,542,239,313
Other Assets Less Liabilities (0.0%)		(564,195)

Net Assets (100%)		$1,541,675,118

*	Non-income producing.
†	Securities (totaling $4,923,698 or 0.3% of net assets) at fair value by management.
(b)	Illiquid Security.
(m)	Regulation S is an exemption for securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. Resale restrictions may apply for purposes of the Securities Act of 1933.

Glossary:

ADR	— American Depositary Receipt
GDR	— Global Depositary Receipt

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2010:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with rules under the Investment Company Act of 1940. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Common Stocks
Consumer Discretionary	$14,986,770	$138,461,829	$—	$153,448,599
Consumer Staples	—	101,691,371	—	101,691,371
Energy	—	136,054,967	—	136,054,967
Financials	28,662,418	270,217,068	—	298,879,486
Health Care	—	126,522,563	—	126,522,563
Industrials	—	229,441,384	—	229,441,384
Information Technology	41,445,193	94,296,638	—	135,741,831
Materials	—	150,825,923	—	150,825,923
Telecommunication Services	24,211,184	107,403,815	—	131,614,999
Utilities	—	37,831,146	—	37,831,146
Short-Term Investments	—	8,612,765	—	8,612,765
Warrants
Financials	—	26,650,581	—	26,650,581
Information Technology	—	—	4,923,698	4,923,698

Total Assets	$109,305,565	$1,428,010,050	$4,923,698	$1,542,239,313

Total Liabilities	$—	$—	$—	$—

Total	$109,305,565	$1,428,010,050	$4,923,698	$1,542,239,313

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/BLACKROCK INTERNATIONAL VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2010

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	Investments in Securities-Financials	Investments in Securities- Information Technology
Balance as of 12/31/09	$—	$5,977,372
Total gains or losses (realized/unrealized) included in earnings	—	(1,053,674)
Purchases, sales, issuances, and settlements (net)	—	—
Transfers into Level 3	—	—
Transfers out of Level 3	—	—
Balance as of 12/31/10	$—	$4,923,698
The amount of total gains or losses for the year included in earnings attributable to the change in unrealized gains or losses relating to assets and liabilities still held at year ending 12/31/10.	$—	$(1,053,674)

Fair Values of Derivative Instruments as of December 31, 2010:

Statement of Assets and Liabilities
Derivatives Not Accounted for as Hedging Instruments^	Asset Derivatives	Fair Value
Interest rate contracts	Receivables, Net Assets - Unrealized appreciation	$—	*
Foreign exchange contracts	Receivables	—
Credit contracts	Receivables	—
Equity contracts	Receivables, Net Assets - Unrealized appreciation	–	*
Commodity contracts	Receivables	—
Other contracts	Receivables	—

Total		$—

Liability Derivatives
Interest rate contracts	Payables, Net Assets - Unrealized depreciation	$–	*
Foreign exchange contracts	Payables	—
Credit contracts	Payables	—
Equity contracts	Payables, Net Assets - Unrealized depreciation	—	*
Commodity contracts	Payables	—
Other contracts	Payables	—

Total		$—

*Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets & Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2010:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Options	Futures	Forward Currency Contracts	Swaps	Total
Interest rate contracts	$—	$—	$—	$—	$—
Foreign exchange contracts	—	—	(3,768,982)	—	(3,768,982)
Credit contracts	—	—	—	—	—
Equity contracts	—	—	—	—	—
Commodity contracts	—	—	—	—	—
Other contracts	—	—	—	—	—

Total	$—	$—	$(3,768,982)	$—	$(3,768,982)

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/BLACKROCK INTERNATIONAL VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2010

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Options	Futures	Forward Currency Contracts	Swaps	Total
Interest rate contracts	$—	$—	$—	$—	$—
Foreign exchange contracts	—	—	(3,094,404)	—	(3,094,404)
Credit contracts	—	—	—	—	—
Equity contracts	—	—	—	—	—
Commodity contracts	—	—	—	—	—
Other contracts	—	—	—	—	—

Total	$—	$—	$(3,094,404)	$—	$(3,094,404)

The Portfolio held forward foreign currency contracts with an average settlement value of approximately $340,019,000 during the year ended December 31, 2010.

^This Portfolio held forward foreign currency contracts as a substitute for investing in conventional securities and hedging and in an attempt to enhance returns.

Investment security transactions for the year ended December 31, 2010 were as follows:

Cost of Purchases:
Stocks	$1,613,406,218
Net Proceeds of Sales and Redemptions:
Stocks	$1,684,203,202

As of December 31, 2010, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$205,139,543
Aggregate gross unrealized depreciation	(56,198,127)

Net unrealized appreciation	$148,941,416

Federal income tax cost of investments	$1,393,297,897

The Portfolio has a net capital loss carryforward of $862,960,314 of which $412,038,712 expires in the year 2016, $344,845,998 expires in the year 2017 and $106,075,604 expires in the year 2018.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/BLACKROCK INTERNATIONAL VALUE PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2010

ASSETS
Investments at value (Cost $1,386,278,401)	$1,542,239,313
Cash	161,923
Foreign cash (Cost $387,993)	391,876
Dividends, interest and other receivables	1,538,847
Receivable from Separate Accounts for Trust shares sold	351,577
Other assets	10,632

Total assets	1,544,694,168

LIABILITIES
Payable to Separate Accounts for Trust shares redeemed	1,282,269
Investment management fees payable	1,127,370
Distribution fees payable - Class IB	246,478
Administrative fees payable	134,916
Trustees’ fees payable	2,505
Accrued expenses	225,512

Total liabilities	3,019,050

NET ASSETS	$1,541,675,118

Net assets were comprised of:
Paid in capital	$2,255,874,910
Accumulated undistributed net investment income (loss)	(48,296)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions	(870,319,087)
Unrealized appreciation (depreciation) on investments and foreign currency translations	156,167,591

Net assets	$1,541,675,118

Class IA
Net asset value, offering and redemption price per share, $368,613,897 / 31,507,915 shares outstanding (unlimited amount authorized: $0.01 par value)	$11.70

Class IB
Net asset value, offering and redemption price per share, $1,173,061,221 / 100,219,186 shares outstanding (unlimited amount authorized: $0.01 par value)	$11.70

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2010

INVESTMENT INCOME
Dividends (net of $3,154,606 foreign withholding tax)	$37,045,569
Interest	246,923
Securities lending (net)	463,631

Total income	37,756,123

EXPENSES
Investment management fees	12,403,809
Distribution fees - Class IB	2,801,882
Administrative fees	1,554,076
Recoupment fees	715,264
Professional fees	45,579
Trustees’ fees	34,313
Printing and mailing expenses	22,820
Custodian fees	11,838
Miscellaneous	49,733

Total expenses	17,639,314

NET INVESTMENT INCOME (LOSS)	20,116,809

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Securities	(59,915,490)
Foreign currency transactions	(6,538,203)

Net realized gain (loss)	(66,453,693)

Change in unrealized appreciation (depreciation) on:
Securities	137,892,881
Foreign currency translations	(2,942,285)

Net change in unrealized appreciation (depreciation)	134,950,596

NET REALIZED AND UNREALIZED GAIN (LOSS)	68,496,903

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$88,613,712

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/BLACKROCK INTERNATIONAL VALUE PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2010	2009
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$20,116,809	$25,861,849
Net realized gain (loss) on investments and foreign currency transactions	(66,453,693)	(153,762,472)
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	134,950,596	418,249,179

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	88,613,712	290,348,556

DIVIDENDS:
Dividends from net investment income
Class IA	(3,641,328)	(7,791,740)
Class IB	(8,452,138)	(21,081,354)

TOTAL DIVIDENDS	(12,093,466)	(28,873,094)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 3,726,081 and 5,300,190 shares, respectively ]	37,407,249	44,878,774
Capital shares issued in reinvestment of dividends [ 320,360 and 715,741 shares, respectively ]	3,641,328	7,791,740
Capital shares repurchased [ (7,003,588) and (54,087,856) shares, respectively ]	(77,276,171)	(391,419,595)

Total Class IA transactions	(36,227,594)	(338,749,081)

Class IB
Capital shares sold [ 11,728,293 and 13,953,853 shares, respectively ]	126,813,510	133,502,061
Capital shares issued in reinvestment of dividends [ 746,706 and 1,935,938 shares, respectively ]	8,452,138	21,081,354
Capital shares repurchased [ (18,573,445) and (17,142,442) shares, respectively ]	(198,658,864)	(161,203,704)

Total Class IB transactions	(63,393,216)	(6,620,289)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(99,620,810)	(345,369,370)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(23,100,564)	(83,893,908)
NET ASSETS:
Beginning of year	1,564,775,682	1,648,669,590

End of year (a)	$1,541,675,118	$1,564,775,682

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$(48,296)	$(2,060,983)

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/BLACKROCK INTERNATIONAL VALUE PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IA	2010	2009	2008	2007		2006
Net asset value, beginning of year	$11.11	$8.67	$16.12	$16.67		$14.20

Income (loss) from investment operations:
Net investment income (loss)	0.17 (e)	0.16 (e)	0.37 (e)	0.32	(e)	0.30 (e)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	0.53	2.51	(7.19)	1.34	(y)	3.37

Total from investment operations	0.70	2.67	(6.82)	1.66		3.67

Less distributions:
Dividends from net investment income	(0.11)	(0.23)	(0.31)	(0.39)		(0.32)
Distributions from net realized gains	—	—	(0.32)	(1.82)		(0.88)

Total dividends and distributions	(0.11)	(0.23)	(0.63)	(2.21)		(1.20)

Net asset value, end of year	$11.70	$11.11	$8.67	$16.12		$16.67

Total return	6.36%	30.86%	(42.97)%	10.45	%(y)	25.98%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$368,614	$382,929	$715,592	$1,203,247		$680,147
Ratio of expenses to average net assets:
After waivers	1.00%	1.00%	1.01%	1.00%		1.00%
After waivers and fees paid indirectly	1.00%	1.00%	1.01%	1.00%		1.00%
Before waivers and fees paid indirectly	1.00%	1.02%	1.03%	1.00%		1.00%
Ratio of net investment income to average net assets:
After waivers	1.53%	1.76%	2.90%	1.83%		1.82%
After waivers and fees paid indirectly	1.53%	1.76%	2.90%	1.83%		1.82%
Before waivers and fees paid indirectly	1.53%	1.75%	2.88%	1.83%		1.82%
Portfolio turnover rate	112%	189%	119%	81%		57%

	Year Ended December 31,
Class IB	2010	2009		2008	2007		2006
Net asset value, beginning of year	$11.12	$8.67		$16.13	$16.67		$14.20

Income (loss) from investment operations:
Net investment income (loss)	0.14 (e)	0.18	(e)	0.33 (e)	0.30	(e)	0.29 (e)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	0.52	2.47		(7.18)	1.32	(y)	3.34

Total from investment operations	0.66	2.65		(6.85)	1.62		3.63

Less distributions:
Dividends from net investment income	(0.08)	(0.20)		(0.29)	(0.34)		(0.28)
Distributions from net realized gains	—	—		(0.32)	(1.82)		(0.88)

Total dividends and distributions	(0.08)	(0.20)		(0.61)	(2.16)		(1.16)

Net asset value, end of year	$11.70	$11.12		$8.67	$16.13		$16.67

Total return	6.00%	30.64%		(43.15)%	10.22	%(y)	25.66%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$1,173,061	$1,181,846		$933,078	$1,807,680		$1,655,259
Ratio of expenses to average net assets:
After waivers	1.25%	1.25%		1.26%	1.25%		1.25%
After waivers and fees paid indirectly	1.25%	1.25%		1.26%	1.25%		1.25%
Before waivers and fees paid indirectly	1.25%	1.27	%(c)	1.28%	1.25%		1.25%
Ratio of net investment income to average net assets:
After waivers	1.29%	1.85%		2.59%	1.73%		1.77%
After waivers and fees paid indirectly	1.29%	1.85%		2.59%	1.73%		1.77%
Before waivers and fees paid indirectly	1.29%	1.85%		2.57%	1.73%		1.77%
Portfolio turnover rate	112%	189%		119%	81%		57%
(c)	Reflects overall fund ratios for non-class specific expense.
(e)	Net investment income per share is based on average shares outstanding.
(y)	In 2007, 0.48% and 0.41% of the Portfolio’s total return for Class IA and Class IB, respectively, consists of voluntary payments made by unaffiliated service providers in connection with cash which remained under-invested for a period of time. These payments positively impacted the net asset value of the Portfolio’s Class IA and Class IB shares by $0.07 and $0.06, respectively, per share and are included in net realized and unrealized gain on investments and foreign currency transactions.

See Notes to Financial Statements.

EQ/BOSTON ADVISORS EQUITY INCOME PORTFOLIO (Unaudited)

PORTFOLIO ADVISER

➢	Boston Advisors, LLC

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/10
	1 Year	5 Years	10 Years	Since Incept.**
Portfolio – Class IA Shares*	16.00%	1.22%	2.55%	3.26%
Portfolio – Class IB Shares	15.65	1.00	2.40	3.14
Russell 1000® Value Index	15.51	1.28	3.26	4.15

*   Date of inception 12/13/04. Returns shown for Class IA shares prior to this period are derived from the historical performance of Class IB shares adjusted to reflect the 12b-1 fees, applicable to Class IB shares; Class IA shares are not subject to any 12b-1 fees.

** Date of inception 12/1/98

    Returns for periods greater than one year are annualized

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IA shares returned 16.00% for the year ended December 31, 2010. The Portfolio’s benchmark, the Russell 1000® Value Index, returned 15.51% over the same period.

Portfolio Highlights

What helped performance during the year:

•

The Energy sector made a positive contribution to relative performance. Stock selection in the sector was strong. Two foreign-based companies CNOOC Ltd. and Seadrill, a Norwegian deep water driller, moved up significantly.

•	Consumer Discretionary sector was led by Polaris Industries, a maker of snowmobiles and ATVs, which advanced during the year.

•

The Materials sector made the largest positive contribution to performance. Specifically Southern Copper Corp. moved up at the end of the year, participating in the run-up of precious and industrial metals as global demand for commodities continued to forge ahead.

What hurt performance during the year:

•

Poor stock selection in the Information Technology sector penalized relative performance during the year. Holdings in Microsoft, Intel and Tellabs all suffered with lower than expected demand for laptop and desktop computers as Apple’s runaway success with the iPad cannibalized sales.

•	Supervalu, Inc., Sanofi-Aventis and Rogers Communications each performed poorly, generally impacted by lower than expected earnings.

Portfolio Positioning and Outlook

For the year, the Portfolio outperformed its peers and its benchmark. This was mostly driven by investments in the Financials sector. Most of the year, the Portfolio was underweight what we believe were the largest and riskiest financial companies, those companies that have seen the largest governmental participation in their business. As the year wound down, we believe there may have been signs that relative performance from these companies may improve. In general, the Portfolio was positioned to benefit from continued moderate economic growth, which we think is likely to continue. However, both optimism about the economy and equity market sentiment were up as we entered the New Year. With the market having climbed in nearly uninterrupted fashion since the beginning of December, a period of some weakness would seem likely as investors book some gains and closely watch earnings in early 2011.

Sector Weightings as of 12/31/10	% of Net Assets
Financials	25.5%
Energy	13.0
Health Care	11.4
Industrials	10.8
Consumer Discretionary	8.7
Consumer Staples	8.5
Utilities	5.7
Information Technology	5.7
Telecommunication Services	5.1
Materials	4.1
Cash and Other	1.5

100.0%

EQ/BOSTON ADVISORS EQUITY INCOME PORTFOLIO (Unaudited)

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2010 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/10	Ending Account Value 12/31/10	Expenses Paid During Period* 7/1/10 - 12/31/10
Class IA
Actual	$1,000.00	$1,212.20	$4.46
Hypothetical (5% average return before expenses)	1,000.00	1,021.17	4.08
Class IB
Actual	1,000.00	1,211.10	5.85
Hypothetical (5% average return before expenses)	1,000.00	1,019.91	5.35

*   Expenses are equal to the Portfolio’s Class IA and Class IB shares annualized expense ratios of 0.80% and 1.05%, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

EQ ADVISORS TRUST

EQ/BOSTON ADVISORS EQUITY INCOME PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2010

	Number of Shares	Value (Note 1)

COMMON STOCKS:
Consumer Discretionary (8.7%)
Auto Components (0.7%)
Autoliv, Inc.	65,400	$5,162,676

Hotels, Restaurants & Leisure (0.7%)
Brinker International, Inc.	240,400	5,019,552

Household Durables (0.6%)
Whirlpool Corp.	51,700	4,592,511

Leisure Equipment & Products (1.9%)
Mattel, Inc.	183,400	4,663,862
Polaris Industries, Inc.	119,000	9,284,380

		13,948,242

Media (3.5%)
Comcast Corp., Class A	144,403	3,172,534
McGraw-Hill Cos., Inc.	99,600	3,626,436
Meredith Corp.	105,500	3,655,575
Time Warner Cable, Inc.	226,500	14,955,795

		25,410,340

Specialty Retail (1.3%)
Gap, Inc.	266,200	5,893,668
Limited Brands, Inc.	110,600	3,398,738

		9,292,406

Total Consumer Discretionary		63,425,727

Consumer Staples (8.5%)
Beverages (0.6%)
Dr. Pepper Snapple Group, Inc.	131,700	4,630,572

Food & Staples Retailing (1.9%)
SUPERVALU, Inc.	523,614	5,042,403
Walgreen Co.	132,500	5,162,200
Wal-Mart Stores, Inc.	67,900	3,661,847

		13,866,450

Food Products (2.6%)
Campbell Soup Co.	193,300	6,717,175
ConAgra Foods, Inc.	366,700	8,280,086
Sara Lee Corp.	213,000	3,729,630

		18,726,891

Household Products (2.2%)
Clorox Co.	80,700	5,106,696
Procter & Gamble Co.	171,900	11,058,327

		16,165,023

Tobacco (1.2%)
Lorillard, Inc.	109,000	8,944,540

Total Consumer Staples		62,333,476

Energy (13.0%)
Energy Equipment & Services (1.5%)
Seadrill Ltd.	317,200	10,759,424

Oil, Gas & Consumable Fuels (11.5%)
Chevron Corp.	370,900	33,844,625
CNOOC Ltd. (ADR)	40,000	9,534,800
ConocoPhillips	211,700	14,416,770
Exxon Mobil Corp.	77,400	5,659,488

	Number of Shares	Value (Note 1)

Occidental Petroleum Corp.	89,900	$8,819,190
Spectra Energy Corp.	349,700	8,739,003
Williams Cos., Inc.	121,400	3,001,008

		84,014,884

Total Energy		94,774,308

Financials (25.5%)
Capital Markets (3.0%)
Ameriprise Financial, Inc.	227,700	13,104,135
Goldman Sachs Group, Inc.	23,100	3,884,496
Waddell & Reed Financial, Inc., Class A	133,900	4,725,331

		21,713,962

Commercial Banks (6.9%)
Bancolombia S.A. (ADR)	77,400	4,791,834
Bank of Hawaii Corp.	107,700	5,084,517
Canadian Imperial Bank of Commerce	56,400	4,421,760
Cullen/Frost Bankers, Inc.	107,200	6,552,064
PNC Financial Services Group, Inc.	181,800	11,038,896
Wells Fargo & Co.	592,000	18,346,080

		50,235,151

Diversified Financial Services (5.3%)
Bank of America Corp.	495,260	6,606,768
Citigroup, Inc.*	1,528,700	7,230,751
JPMorgan Chase & Co.	310,100	13,154,442
NYSE Euronext	379,500	11,377,410

		38,369,371

Insurance (6.6%)
Aspen Insurance Holdings Ltd.	194,100	5,555,142
Berkshire Hathaway, Inc., Class B*	91,370	7,319,651
Endurance Specialty Holdings Ltd.	264,000	12,162,480
Hartford Financial Services Group, Inc.	135,600	3,592,044
PartnerReinsurance Ltd.	93,200	7,488,620
Travelers Cos., Inc.	179,400	9,994,374
Unitrin, Inc.	86,900	2,132,526

		48,244,837

Real Estate Investment Trusts (REITs) (2.6%)
AvalonBay Communities, Inc. (REIT)	48,800	5,492,440
Government Properties Income Trust (REIT)	274,800	7,361,892
Realty Income Corp. (REIT)	187,400	6,409,080

		19,263,412

Thrifts & Mortgage Finance (1.1%)
New York Community Bancorp, Inc.	438,700	8,269,495

Total Financials		186,096,228

Health Care (11.4%)
Health Care Equipment & Supplies (0.6%)
Medtronic, Inc.	124,500	4,617,705

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/BOSTON ADVISORS EQUITY INCOME PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2010

	Number of Shares	Value (Note 1)

Health Care Providers & Services (3.5%)
AmerisourceBergen Corp.	206,300	$7,038,956
Cardinal Health, Inc.	265,900	10,186,629
UnitedHealth Group, Inc.	231,600	8,363,076

		25,588,661

Pharmaceuticals (7.3%)
Bristol-Myers Squibb Co.	364,400	9,649,312
Eli Lilly and Co.	238,560	8,359,142
Johnson & Johnson	224,020	13,855,637
Merck & Co., Inc.	132,400	4,771,696
Pfizer, Inc.	658,300	11,526,833
Sanofi-Aventis S.A. (ADR)	148,400	4,782,932

		52,945,552

Total Health Care		83,151,918

Industrials (10.8%)
Aerospace & Defense (1.9%)
BAE Systems plc (ADR)	269,800	5,625,330
Honeywell International, Inc.	49,200	2,615,472
Northrop Grumman Corp.	86,500	5,603,470

		13,844,272

Commercial Services & Supplies (1.1%)
Avery Dennison Corp.	106,900	4,526,146
Pitney Bowes, Inc.	160,300	3,876,054

		8,402,200

Electrical Equipment (0.5%)
Brady Corp., Class A	110,800	3,613,188

Industrial Conglomerates (4.0%)
General Electric Co.	1,588,600	29,055,494

Machinery (1.2%)
Caterpillar, Inc.	96,400	9,028,824

Road & Rail (1.7%)
Norfolk Southern Corp.	58,900	3,700,098
Ryder System, Inc.	160,200	8,432,928

		12,133,026

Trading Companies & Distributors (0.4%)
Textainer Group Holdings Ltd.	109,800	3,128,202

Total Industrials		79,205,206

Information Technology (5.7%)
Communications Equipment (0.9%)
Nokia Oyj (ADR)	144,100	1,487,112
Tellabs, Inc.	705,700	4,784,646

		6,271,758

IT Services (1.2%)
International Business Machines Corp.	56,900	8,350,644

Office Electronics (0.2%)
Canon, Inc. (ADR)	32,900	1,689,086

	Number of Shares	Value (Note 1)

Semiconductors & Semiconductor Equipment (1.7%)
Intel Corp.	601,600	$12,651,648

Software (1.7%)
Microsoft Corp.	444,600	12,413,232

Total Information Technology		41,376,368

Materials (4.1%)
Chemicals (2.9%)
E.I. du Pont de Nemours & Co.	81,300	4,055,244
Eastman Chemical Co.	128,400	10,795,872
Lubrizol Corp.	59,700	6,380,736

		21,231,852

Metals & Mining (1.2%)
Southern Copper Corp.	174,700	8,514,878

Total Materials		29,746,730

Telecommunication Services (5.1%)
Diversified Telecommunication Services (4.1%)
AT&T, Inc.	389,800	11,452,324
Qwest Communications International, Inc.	927,300	7,056,753
Verizon Communications, Inc.	317,200	11,349,416

		29,858,493

Wireless Telecommunication Services (1.0%)
Mobile Telesystems OJSC (ADR)	170,700	3,562,509
Rogers Communications, Inc., Class B	104,700	3,625,761

		7,188,270

Total Telecommunication Services		37,046,763

Utilities (5.7%)
Electric Utilities (1.5%)
Northeast Utilities	160,700	5,123,116
Pinnacle West Capital Corp.	140,800	5,836,160

		10,959,276

Gas Utilities (1.8%)
Questar Corp.	606,700	10,562,647
UGI Corp.	91,700	2,895,886

		13,458,533

Multi-Utilities (1.6%)
CMS Energy Corp.	395,500	7,356,300
DTE Energy Co.	87,800	3,979,096

		11,335,396

Water Utilities (0.8%)
American Water Works Co., Inc.	229,400	5,801,526

Total Utilities		41,554,731

Total Common Stocks (98.5%) (Cost $605,920,051)		718,711,455

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/BOSTON ADVISORS EQUITY INCOME PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2010

	Principal Amount	Value (Note 1)

SHORT-TERM INVESTMENT:
Time Deposit (1.2%)
JPMorgan Chase Nassau 0.000%, 1/3/11 (Cost $9,017,474)	$9,017,474	$9,017,474

Total Investments (99.7%) (Cost $614,937,525)		727,728,929
Other Assets Less Liabilities (0.3%)		2,500,789

Net Assets (100%)		$730,229,718

*	Non-income producing.

Glossary:

ADR—	American Depositary Receipt

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2010:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with rules under the Investment Company Act of 1940. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Common Stocks
Consumer Discretionary	$63,425,727	$—	$—	$63,425,727
Consumer Staples	62,333,476	—	—	62,333,476
Energy	94,774,308	—	—	94,774,308
Financials	186,096,228	—	—	186,096,228
Health Care	83,151,918	—	—	83,151,918
Industrials	79,205,206	—	—	79,205,206
Information Technology	41,376,368	—	—	41,376,368
Materials	29,746,730	—	—	29,746,730
Telecommunication Services	37,046,763	—	—	37,046,763
Utilities	41,554,731	—	—	41,554,731
Short-Term Investments	—	9,017,474	—	9,017,474

Total Assets	$718,711,455	$9,017,474	$—	$727,728,929

Total Liabilities	$—	$—	$—	$—

Total	$718,711,455	$9,017,474	$—	$727,728,929

The Portfolio held no derivatives contracts during the year ended December 31, 2010.

Investment security transactions for the year ended December 31, 2010 were as follows:

Cost of Purchases:
Stocks	$427,441,866
Net Proceeds of Sales and Redemptions:
Stocks	$548,370,611

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/BOSTON ADVISORS EQUITY INCOME PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2010

As of December 31, 2010, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$111,121,001
Aggregate gross unrealized depreciation	(9,578,275)

Net unrealized appreciation	$101,542,726

Federal income tax cost of investments	$626,186,203

The Portfolio has a net capital loss carryforward of $51,233,302 of which $51,233,302 expires in the year 2017. The Portfolio utilized net capital loss carryforward of $39,421,417 during 2010.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/BOSTON ADVISORS EQUITY INCOME PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2010

ASSETS
Investments at value (Cost $614,937,525)	$727,728,929
Receivable for securities sold	15,015,932
Dividends, interest and other receivables	802,043
Receivable from Separate Accounts for Trust shares sold	264,984
Other assets	1,941

Total assets	743,813,829

LIABILITIES
Payable for securities purchased	12,807,225
Investment management fees payable	414,787
Payable to Separate Accounts for Trust shares redeemed	149,935
Distribution fees payable - Class IB	65,888
Administrative fees payable	64,712
Accrued expenses	81,564

Total liabilities	13,584,111

NET ASSETS	$730,229,718

Net assets were comprised of:
Paid in capital	$679,914,418
Accumulated undistributed net investment income (loss)	273,206
Accumulated undistributed net realized gain (loss) on investments	(62,749,310)
Unrealized appreciation (depreciation) on investments	112,791,404

Net assets	$730,229,718

Class IA
Net asset value, offering and redemption price per share, $413,036,925 / 78,621,577 shares outstanding (unlimited amount authorized: $0.01 par value)	$5.25

Class IB
Net asset value, offering and redemption price per share, $317,192,793 / 60,193,145 shares outstanding (unlimited amount authorized: $0.01 par value)	$5.27

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2010

INVESTMENT INCOME
Dividends (net of $124,702 foreign withholding tax)	$22,420,645
Securities lending (net)	3

Total income	22,420,648

EXPENSES
Investment management fees	5,214,151
Administrative fees	742,090
Distribution fees - Class IB	699,035
Printing and mailing expenses	64,730
Custodian fees	31,000
Professional fees	27,597
Trustees’ fees	16,459
Miscellaneous	23,155

Gross expenses	6,818,217
Less: Waiver from investment advisor	(555,128)

Net expenses	6,263,089

NET INVESTMENT INCOME (LOSS)	16,157,559

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on securities	45,849,069
Net change in unrealized appreciation (depreciation) on securities	47,118,936

NET REALIZED AND UNREALIZED GAIN (LOSS)	92,968,005

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$109,125,564

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/BOSTON ADVISORS EQUITY INCOME PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2010	2009
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$16,157,559	$19,557,301
Net realized gain (loss) on investments	45,849,069	(45,747,818)
Net change in unrealized appreciation (depreciation) on investments	47,118,936	120,114,565

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	109,125,564	93,924,048

DIVIDENDS:
Dividends from net investment income
Class IA	(10,015,220)	(12,416,251)
Class IB	(6,822,909)	(6,404,779)

TOTAL DIVIDENDS	(16,838,129)	(18,821,030)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 2,751,248 and 21,621,127 shares, respectively ]	13,185,349	81,857,057
Capital shares issued in reinvestment of dividends [ 1,947,384 and 2,704,564 shares, respectively ]	10,015,220	12,416,251
Capital shares repurchased [ (30,452,565) and (8,279,897) shares, respectively ]	(151,325,246)	(34,845,551)

Total Class IA transactions	(128,124,677)	59,427,757

Class IB
Capital shares sold [ 11,109,060 and 15,580,247 shares, respectively ]	54,230,982	60,379,202
Capital shares issued in reinvestment of dividends [ 1,322,884 and 1,390,893 shares, respectively ]	6,822,909	6,404,779
Capital shares repurchased [ (11,795,366) and (15,391,923) shares, respectively ]	(56,970,760)	(63,469,119)

Total Class IB transactions	4,083,131	3,314,862

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(124,041,546)	62,742,619

TOTAL INCREASE (DECREASE) IN NET ASSETS	(31,754,111)	137,845,637
NET ASSETS:
Beginning of year	761,983,829	624,138,192

End of year (a)	$730,229,718	$761,983,829

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$273,206	$997,365

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/BOSTON ADVISORS EQUITY INCOME PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IA	2010	2009	2008		2007	2006
Net asset value, beginning of year	$4.64	$4.26	$6.54		$6.91	$6.35

Income (loss) from investment operations:
Net investment income (loss)	0.12 (e)	0.12 (e)	0.13	(e)	0.21 (e)	0.14 (e)
Net realized and unrealized gain (loss) on investments	0.62	0.38	(2.20)		0.05	0.88

Total from investment operations	0.74	0.50	(2.07)		0.26	1.02

Less distributions:
Dividends from net investment income	(0.13)	(0.12)	(0.14)		(0.15)	(0.14)
Distributions from net realized gains	—	—	(0.07)		(0.48)	(0.32)

Total dividends and distributions	(0.13)	(0.12)	(0.21)		(0.63)	(0.46)

Net asset value, end of year	$5.25	$4.64	$4.26		$6.54	$6.91

Total return	16.00%	11.82%	(32.11)%		3.89%	16.17%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$413,037	$484,617	$376,369		$123,390	$104,746
Ratio of expenses to average net assets:
After waivers	0.80%	0.80%	0.80%		0.80%	0.80%
After waivers and fees paid indirectly	0.80%	0.80%	0.80%		0.80%	0.80%
Before waivers and fees paid indirectly	0.88%	0.90%	0.92%		0.89%	0.87%
Ratio of net investment income to average net assets:
After waivers	2.42%	3.01%	2.61%		2.93%	2.09%
After waivers and fees paid indirectly	2.42%	3.01%	2.61%		2.93%	2.09%
Before waivers and fees paid indirectly	2.34%	2.91%	2.49%		2.84%	2.02%
Portfolio turnover rate	64%	88%	88%		65%	84%

	Year Ended December 31,
Class IB	2010	2009	2008		2007	2006
Net asset value, beginning of year	$4.66	$4.27	$6.56		$6.93	$6.36

Income (loss) from investment operations:
Net investment income (loss)	0.11 (e)	0.11 (e)	0.17	(e)	0.19 (e)	0.12 (e)
Net realized and unrealized gain (loss) on investments	0.62	0.39	(2.26)		0.05	0.89

Total from investment operations	0.73	0.50	(2.09)		0.24	1.01

Less distributions:
Dividends from net investment income	(0.12)	(0.11)	(0.13)		(0.13)	(0.12)
Distributions from net realized gains	—	—	(0.07)		(0.48)	(0.32)

Total dividends and distributions	(0.12)	(0.11)	(0.20)		(0.61)	(0.44)

Net asset value, end of year	$5.27	$4.66	$4.27		$6.56	$6.93

Total return	15.65%	11.74%	(32.34)%		3.61%	16.01%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$317,193	$277,367	$247,769		$343,385	$344,728
Ratio of expenses to average net assets:
After waivers	1.05%	1.05%	1.05%		1.05%	1.05%
After waivers and fees paid indirectly	1.05%	1.05%	1.05%		1.05%	1.05%
Before waivers and fees paid indirectly	1.13%	1.15%	1.17	%(c)	1.14%	1.12%
Ratio of net investment income to average net assets:
After waivers	2.18%	2.78%	3.07%		2.68%	1.84%
After waivers and fees paid indirectly	2.18%	2.78%	3.07%		2.68%	1.84%
Before waivers and fees paid indirectly	2.10%	2.68%	2.97%		2.59%	1.77%
Portfolio turnover rate	64%	88%	88%		65%	84%
(c)	Reflects overall fund ratios for non-class specific expense.
(e)	Net investment income per share is based on average shares outstanding.

See Notes to Financial Statements.

EQ/CALVERT SOCIALLY RESPONSIBLE PORTFOLIO (Unaudited)

PORTFOLIO ADVISERS

➢	Bridgeway Capital Management, Inc.

➢	Calvert Asset Management Company, Inc.

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/10
	1 Year	5 Years	10 Years	Since Incept.**
Portfolio – Class IA Shares*	12.73%	(0.74)%	(1.29)%	(0.74)%
Portfolio – Class IB Shares	12.40	(0.98)	(1.49)	(0.92)
Russell 1000® Growth Index	16.71	3.75	0.02	(0.50)

*   Date of inception 10/2/02. Returns shown for Class IA shares prior to this period are derived from the historical performance of Class IB shares adjusted to reflect the 12b-1 fees, applicable to Class IB shares; Class IA shares are not subject to any 12b-1 fees.

** Date of inception 9/1/99

    Returns for periods greater than one year are annualized

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IA shares returned 12.73% for the year ended December 31, 2010. The Portfolio’s benchmark, the Russell 1000® Growth Index, returned 16.71% over the same period.

Portfolio Highlights

What helped performance this year:

•	Stock selection in the Materials and Consumer Staples sectors assisted the Portfolio’s relative performance.

•	An overweight position in the Consumer Discretionary sector aided relative returns.

•	Leading contributors to relative performance included Cognizant Technology and Microsoft Corp. (both in the Information Technology sector).

•	Owning Potash Corp Saskatchewan Inc. (Materials sector), while the benchmark did not, assisted returns.

•	Other contributors to relative performance were Estee Lauder Co. (Consumer Staples sector) and Dollar Tree Inc. (Consumer Discretionary sector).

What hurt performance this year:

•	Underweighting and stock selection in the Industrials and Energy sectors were a detriment to the Portfolio’s returns.

•	Stock selection as well as being overweighted in the Financials sector hindered the Portfolio’s relative performance.

•	An overweight to the Health Care sector relative to the benchmark held back returns.

•	Owning Research In Motion Ltd (Information Technology sector) and Noble Corp. (Energy sector), while the benchmark did not, was harmful to relative performance.

•	Leading detractors from relative performance included Micron Technology Inc. (Information Technology sector), Amazon.com Inc. (Consumer Discretionary sector) and Owens Corning (Industrials sector).

Portfolio Positioning and Outlook

As a pleasant surprise to most investors, this past year was certainly a push in the right direction. The performance of growth stocks in general is encouraging. Even more encouraging is the fact that large-cap growth stocks outperformed their core and value peers for the last quarter and appear to be gaining ground on other areas of the market, according to Morningstar. This is an important shift to note because the large growth area of the market has significantly underperformed over the last decade. As investor confidence rises we are hopeful that investors will revisit their appetite for quality stocks (namely large and growth oriented) for their foray back into equities.

Sector Weightings as of 12/31/10	% of Net Assets
Information Technology	30.7%
Consumer Discretionary	20.4
Health Care	13.2
Consumer Staples	10.1
Financials	8.6
Industrials	6.2
Energy	4.3
Materials	3.3
Telecommunication Services	2.3
Cash and Other	0.9

100.0%

EQ/CALVERT SOCIALLY RESPONSIBLE PORTFOLIO (Unaudited)

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2010 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/10	Ending Account Value 12/31/10	Expenses Paid During Period* 7/1/10 - 12/31/10
Class IA
Actual	$1,000.00	$1,205.60	$4.67
Hypothetical (5% average return before expenses)	1,000.00	1,020.97	4.28
Class IB
Actual	1,000.00	1,205.00	6.06
Hypothetical (5% average return before expenses)	1,000.00	1,019.71	5.55

*   Expenses are equal to the Portfolio’s Class IA and Class IB shares annualized expense ratios of 0.84% and 1.09%, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

EQ ADVISORS TRUST

EQ/CALVERT SOCIALLY RESPONSIBLE PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2010

	Number of Shares	Value (Note 1)

COMMON STOCKS:
Consumer Discretionary (20.4%)
Auto Components (2.2%)
Magna International, Inc.	18,000	$936,000
TRW Automotive Holdings Corp.*	15,000	790,500

		1,726,500

Diversified Consumer Services (1.3%)
DeVry, Inc.	13,200	633,336
ITT Educational Services, Inc.*	5,400	343,926

		977,262

Hotels, Restaurants & Leisure (3.3%)
Chipotle Mexican Grill, Inc.*	6,500	1,382,290
Starbucks Corp.	37,900	1,217,727

		2,600,017

Internet & Catalog Retail (4.5%)
Expedia, Inc.	29,500	740,155
Netflix, Inc.*	6,100	1,071,770
priceline.com, Inc.*	4,200	1,678,110

		3,490,035

Media (3.6%)
CBS Corp., Class B	51,600	982,980
DIRECTV, Class A*	35,400	1,413,522
Time Warner, Inc.	12,333	396,752

		2,793,254

Multiline Retail (2.7%)
Dollar Tree, Inc.*	19,800	1,110,384
Family Dollar Stores, Inc.	20,700	1,028,997

		2,139,381

Specialty Retail (2.8%)
Ross Stores, Inc.	16,300	1,030,975
TJX Cos., Inc.	26,700	1,185,213

		2,216,188

Total Consumer Discretionary		15,942,637

Consumer Staples (10.1%)
Beverages (0.9%)
Dr. Pepper Snapple Group, Inc.	20,100	706,716

Food & Staples Retailing (3.7%)
CVS Caremark Corp.	24,300	844,911
Walgreen Co.	26,700	1,040,232
Whole Foods Market, Inc.*	20,200	1,021,918

		2,907,061

Food Products (2.0%)
Campbell Soup Co.	21,400	743,650
General Mills, Inc.	22,800	811,452

		1,555,102

Household Products (1.9%)
Colgate-Palmolive Co.	9,400	755,478
Procter & Gamble Co.	11,300	726,929

		1,482,407

Personal Products (1.6%)
Estee Lauder Cos., Inc., Class A	15,500	1,250,850

Total Consumer Staples		7,902,136

	Number of Shares	Value (Note 1)

Energy (4.3%)
Energy Equipment & Services (3.4%)
Cameron International Corp.*	17,800	$902,994
FMC Technologies, Inc.*	10,700	951,337
Noble Corp.	22,200	794,094

		2,648,425

Oil, Gas & Consumable Fuels (0.9%)
Southwestern Energy Co.*	18,600	696,198

Total Energy		3,344,623

Financials (8.6%)
Capital Markets (0.9%)
Nomura Holdings, Inc. (ADR)	106,000	676,280

Commercial Banks (3.7%)
KeyCorp	85,600	757,560
Lloyds Banking Group plc (ADR)*	152,500	626,775
M&T Bank Corp.	9,300	809,565
Regions Financial Corp.	100,100	700,700

		2,894,600

Consumer Finance (1.0%)
SLM Corp.*	62,700	789,393

Insurance (3.0%)
Chubb Corp.	13,800	823,032
Prudential Financial, Inc.	12,900	757,359
Travelers Cos., Inc.	14,200	791,082

		2,371,473

Total Financials		6,731,746

Health Care (13.2%)
Biotechnology (1.2%)
Gilead Sciences, Inc.*	25,400	920,496

Health Care Equipment & Supplies (3.7%)
Intuitive Surgical, Inc.*	2,200	567,050
Medtronic, Inc.	16,500	611,985
Stryker Corp.	13,600	730,320
Varian Medical Systems, Inc.*	14,000	969,920

		2,879,275

Health Care Providers & Services (4.6%)
AmerisourceBergen Corp.	37,100	1,265,852
Laboratory Corp. of America Holdings*	9,500	835,240
McKesson Corp.	11,300	795,294
Quest Diagnostics, Inc.	12,700	685,419

		3,581,805

Pharmaceuticals (3.7%)
Allergan, Inc.	12,100	830,907
Bristol-Myers Squibb Co.	26,187	693,432
Johnson & Johnson	22,600	1,397,810

		2,922,149

Total Health Care		10,303,725

Industrials (6.2%)
Airlines (1.0%)
Delta Air Lines, Inc.*	64,100	807,660

Electrical Equipment (1.4%)
Cooper Industries plc	19,400	1,130,826

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CALVERT SOCIALLY RESPONSIBLE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2010

	Number of Shares	Value (Note 1)

Industrial Conglomerates (0.5%)
Koninklijke Philips Electronics N.V. (N.Y. Shares)	12,800	$392,960

Machinery (1.3%)
Cummins, Inc.	9,300	1,023,093

Trading Companies & Distributors (2.0%)
W.W. Grainger, Inc.	11,100	1,533,021

Total Industrials		4,887,560

Information Technology (30.7%)
Communications Equipment (5.0%)
Cisco Systems, Inc.*	30,985	626,827
F5 Networks, Inc.*	11,200	1,457,792
Nokia Oyj (ADR)	79,700	822,504
Research In Motion Ltd.*	16,900	982,397

		3,889,520

Computers & Peripherals (5.8%)
Apple, Inc.*	6,100	1,967,616
Hewlett-Packard Co.	29,300	1,233,530
SanDisk Corp.*	27,900	1,391,094

		4,592,240

Electronic Equipment, Instruments & Components (2.6%)
Dolby Laboratories, Inc., Class A*	17,400	1,160,580
Tyco Electronics Ltd.	24,600	870,840

		2,031,420

Internet Software & Services (2.5%)
Akamai Technologies, Inc.*	24,900	1,171,545
Google, Inc., Class A*	1,300	772,161

		1,943,706

IT Services (7.3%)
Cognizant Technology Solutions Corp., Class A*	17,700	1,297,233
Infosys Technologies Ltd. (ADR)	16,300	1,240,104
International Business Machines Corp.	16,898	2,479,950
Visa, Inc., Class A	9,800	689,724

		5,707,011

Semiconductors & Semiconductor Equipment (5.2%)
Atmel Corp.*	74,500	917,840
First Solar, Inc.*	2,900	377,406
Intel Corp.	35,300	742,359

	Number of Shares	Value (Note 1)

Micron Technology, Inc.*	145,000	$1,162,900
Texas Instruments, Inc.	26,700	867,750

		4,068,255

Software (2.3%)
Microsoft Corp.	38,700	1,080,504
VMware, Inc., Class A*	8,500	755,735

		1,836,239

Total Information Technology		24,068,391

Materials (3.3%)
Chemicals (3.3%)
Ecolab, Inc.	15,000	756,300
Lubrizol Corp.	10,100	1,079,488
Praxair, Inc.	8,000	763,760

Total Materials		2,599,548

Telecommunication Services (2.3%)
Diversified Telecommunication Services (1.0%)
BCE, Inc.	22,800	808,488

Wireless Telecommunication Services (1.3%)
MetroPCS Communications, Inc.*	80,000	1,010,400

Total Telecommunication Services		1,818,888

Total Common Stocks (99.1%) (Cost $62,977,116)		77,599,254

	Principal Amount	Value (Note 1)
SHORT-TERM INVESTMENT:
Time Deposit (0.6%)
JPMorgan Chase Nassau 0.000%, 1/3/11 (Cost $452,170)	$452,170	452,170

Total Investments (99.7%) (Cost $63,429,286)		78,051,424
Other Assets Less Liabilities (0.3%)		273,372

Net Assets (100%)		$78,324,796

*	Non-income producing.

Glossary:

ADR—	American Depositary Receipt

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CALVERT SOCIALLY RESPONSIBLE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2010

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2010:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with rules under the Investment Company Act of 1940. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including) the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Common Stocks
Consumer Discretionary	$15,942,637	$—	$—	$15,942,637
Consumer Staples	7,902,136	—	—	7,902,136
Energy	3,344,623	—	—	3,344,623
Financials	6,731,746	—	—	6,731,746
Health Care	10,303,725	—	—	10,303,725
Industrials	4,887,560	—	—	4,887,560
Information Technology	24,068,391	—	—	24,068,391
Materials	2,599,548	—	—	2,599,548
Telecommunication Services	1,818,888	—	—	1,818,888
Short-Term Investments	—	452,170	—	452,170

Total Assets	$77,599,254	$452,170	$—	$78,051,424

Total Liabilities	$—	$—	$—	$—

Total	$77,599,254	$452,170	$—	$78,051,424

The Portfolio had no derivatives contracts during the year ended December 31, 2010.

Investment security transactions for the year ended December 31, 2010 were as follows:

Cost of Purchases:
Stocks	$40,585,149
Net Proceeds of Sales and Redemptions:
Stocks	$44,351,957

As of December 31, 2010, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$16,046,608
Aggregate gross unrealized depreciation	(1,424,470)

Net unrealized appreciation	$14,622,138

Federal income tax cost of investments	$63,429,286

The Portfolio has a net capital loss carryforward of $18,746,596 of which $6,374,745 expires in the year 2016 and $12,371,851 expires in the year 2017. The Portfolio utilized net capital loss carryforward of $1,070,258 during 2010.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CALVERT SOCIALLY RESPONSIBLE PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2010

ASSETS
Investments at value (Cost $63,429,286)	$78,051,424
Cash	648
Foreign cash (Cost $6,676)	6,109
Receivable for securities sold	316,627
Receivable from Separate Accounts for Trust shares sold	53,383
Dividends, interest and other receivables	45,927
Other assets	120

Total assets	78,474,238

LIABILITIES
Investment management fees payable	43,251
Payable to Separate Accounts for Trust shares redeemed	39,418
Distribution fees payable - Class IB	15,959
Administrative fees payable	9,335
Trustees’ fees payable	71
Accrued expenses	41,408

Total liabilities	149,442

NET ASSETS	$78,324,796

Net assets were comprised of:
Paid in capital	$82,449,546
Accumulated undistributed net investment income (loss)	157
Accumulated undistributed net realized gain (loss) on investments	(18,746,596)
Unrealized appreciation (depreciation) on investments and foreign currency translations	14,621,689

Net assets	$78,324,796

Class IA
Net asset value, offering and redemption price per share, $3,185,163 / 436,836 shares outstanding (unlimited amount authorized: $0.01 par value)	$7 .29

Class IB
Net asset value, offering and redemption price per share, $75,139,633 / 10,446,059 shares outstanding (unlimited amount authorized: $0.01 par value)	$7 .19

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2010

INVESTMENT INCOME
Dividends (net of $4,068 foreign withholding tax)	$754,797

EXPENSES
Investment management fees	476,712
Distribution fees - Class IB	175,503
Administrative fees	105,116
Professional fees	17,284
Custodian fees	13,999
Printing and mailing expenses	7,056
Trustees’ fees	1,691
Miscellaneous	3,749

Total expenses	801,110

NET INVESTMENT INCOME (LOSS)	(46,313)

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on securities	1,349,432
Change in unrealized appreciation (depreciation) on:
Securities	7,566,820
Foreign currency translations	(144)

Net change in unrealized appreciation (depreciation)	7,566,676

NET REALIZED AND UNREALIZED GAIN (LOSS)	8,916,108

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$8,869,795

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CALVERT SOCIALLY RESPONSIBLE PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2010	2009
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$(46,313)	$171,735
Net realized gain (loss) on investments	1,349,432	(8,373,668)
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	7,566,676	25,764,884

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	8,869,795	17,562,951

DIVIDENDS:
Dividends from net investment income
Class IA	(1,509)	(15,694)
Class IB	(34,466)	(146,287)

TOTAL DIVIDENDS	(35,975)	(161,981)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 22,535 and 40,834 shares, respectively ]	149,117	217,118
Capital shares issued in reinvestment of dividends [ 239 and 2,523 shares, respectively ]	1,509	15,694
Capital shares repurchased [ (118,513) and (107,687) shares, respectively ]	(787,429)	(571,099)

Total Class IA transactions	(636,803)	(338,287)

Class IB
Capital shares sold [ 1,652,844 and 1,682,033 shares, respectively ]	10,787,261	8,863,002
Capital shares issued in reinvestment of dividends [ 5,522 and 24,143 shares, respectively ]	34,466	146,287
Capital shares repurchased [ (2,204,334) and (1,600,022) shares, respectively ]	(14,440,514)	(8,594,363)

Total Class IB transactions	(3,618,787)	414,926

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(4,255,590)	76,639

TOTAL INCREASE (DECREASE) IN NET ASSETS	4,578,230	17,477,609
NET ASSETS:
Beginning of year	73,746,566	56,268,957

End of year (a)	$78,324,796	$73,746,566

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$157	$35,337

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CALVERT SOCIALLY RESPONSIBLE PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IA	2010		2009		2008	2007		2006
Net asset value, beginning of year	$6.47		$4.95		$9.20	$8.62		$8.26

Income (loss) from investment operations:
Net investment income (loss)	0.01	(e)	0.03	(e)	0.04 (e)	0.04	(e)	0.03	(e)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	0.81		1.52		(4.16)	1.02		0.42

Total from investment operations	0.82		1.55		(4.12)	1.06		0.45

Less distributions:
Dividends from net investment income	—	#	(0.03)		(0.03)	(0.05)		—
Distributions from net realized gains	—		—		(0.10)	(0.43)		(0.09)

Total dividends and distributions	—	#	(0.03)		(0.13)	(0.48)		(0.09)

Net asset value, end of year	$7.29		$6.47		$4.95	$9.20		$8.62

Total return	12.73%		31.33%		(45.10)%	12.38%		5.50%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$3,185		$3,444		$2,956	$6,475		$7,005
Ratio of expenses to average net assets:
After waivers	0.85%		0.89%		0.81%	0.80%		0.80%
Before waivers	0.85%		0.92%		0.89%	0.88%		0.87%
Ratio of net investment income to average net assets:
After waivers	0.17%		0.52%		0.56%	0.48%		0.34%
Before waivers	0.17%		0.50%		0.48%	0.41%		0.27%
Portfolio turnover rate	56%		62%		79%	57%		61%

	Year Ended December 31,
Class IB	2010		2009		2008	2007		2006
Net asset value, beginning of year	$6.40		$4.90		$9.10	$8.53		$8.19

Income (loss) from investment operations:
Net investment income (loss)	—	#(e)	0.01	(e)	0.02 (e)	0.02	(e)	—	#(e)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	0.79		1.50		(4.10)	1.00		0.43

Total from investment operations	0.79		1.51		(4.08)	1.02		0.43

Less distributions:
Dividends from net investment income	—	#	(0.01)		(0.02)	(0.02)		—
Distributions from net realized gains	—		—		(0.10)	(0.43)		(0.09)

Total dividends and distributions	—	#	(0.01)		(0.12)	(0.45)		(0.09)

Net asset value, end of year	$7.19		$6.40		$4.90	$9.10		$8.53

Total return	12.40%		30.90%		(45.18)%	12.10%		5.30%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$75,140		$70,302		$53,313	$94,220		$79,100
Ratio of expenses to average net assets:
After waivers	1.10%		1.14%		1.06%	1.05%		1.05%
Before waivers	1.10%		1.17	%(c)	1.14%	1.13	%(c)	1.12	%(c)
Ratio of net investment income to average net assets:
After waivers	(0.07)%		0.26%		0.32%	0.23%		(0.01)%
Before waivers	(0.07)%		0.24%		0.24%	0.16%		(0.06)%
Portfolio turnover rate	56%		62%		79%	57%		61%
#	Per share amount is less than $0.005
(c)	Reflects overall fund ratios for non-class specific expense.
(e)	Net investment income per share is based on average shares outstanding.

See Notes to Financial Statements.

EQ/CAPITAL GUARDIAN GROWTH PORTFOLIO (Unaudited)

PORTFOLIO ADVISER

➢	Capital Guardian Trust Company

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/10
	1 Year	5 Years	10 Years	Since Incept.**
Portfolio – Class IA Shares*	13.29%	0.61%	(2.26)%	2.74%
Portfolio – Class IB Shares	12.92	0.35	(2.47)	2.58
Russell 1000® Growth Index	16.71	3.75	0.02	4.18

*   Date of inception 10/2/02. Returns shown for Class IA shares prior to this period are derived from the historical performance of Class IB shares adjusted to reflect the 12b-1 fees, applicable to Class IB shares; Class IA shares are not subject to any 12b-1 fees.

** Date of inception 5/1/97

    Returns for periods greater than one year are annualized

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IA shares returned 13.29% for the year ended December 31, 2010. The Portfolio’s benchmark, the Russell 1000® Growth Index, returned 16.71% over the same period.

Portfolio Highlights

What helped performance during the year:

•

Energy stocks were among the largest contributors to the Portfolio’s performance. Equipment and services companies helped results with shares of Schlumberger and Weatherford International climbing during the year. Independent oil and gas producer Anadarko Petroleum rose with news of additional oil and natural gas discoveries.

•

Stock selection among Information Technology companies helped results. Broadcom provided record earnings due to strong demand for its microchips for mobile devices. Because of its mix of customers, shares of Juniper Networks rose. Visa fell after the Federal Reserve proposed a cap on fees banks can charge for debit card transactions.

•	An underweight position relative to the benchmark in the weak Utilities sector was beneficial to relative results.

What hurt performance during the year:

•	Several Consumer Discretionary stocks hurt relative returns. DreamWorks Animation declined during the year.

•	Stock selection among Financials was a negative factor for the Portfolio’s performance with Charles Schwab and Goldman Sachs among the largest detractors.

•

Stock selection and an underweight position in the Industrials sector hampered results, as did stock selection in the Materials sector. Vulcan Materials declined as construction spending has taken longer to recover than had been anticipated.

Portfolio Positioning and Outlook

For corporations and consumers alike, confidence is easily destroyed and takes time to rebuild. It is our belief that the economy appears to be in the rebuilding phase. On the corporate side of the equation that may lead to hiring, capital spending and the replenishment of inventories. On the consumer side, spending appears to be picking up. These trends may be positive for the economy and for corporate revenues. Companies may use their uninvested cash for acquisitions, buybacks and dividend increases, which might provide additional support for stock prices.

We feel that the economy remains below the credit-fueled pace of activity of just a few years ago. At year’s end, unemployment is high and growth in other developed markets appears tepid. In the coming years, we believe that the Federal government may need to credibly address its buildup of debt and the Fed may need to carefully navigate an exit from its current program of exceptionally high liquidity. Although equities may appear to be reasonably valued, markets have risen quickly in a short period of time and caution is probably merited.

Sector Weightings as of 12/31/10	% of Net Assets
Information Technology	28.0%
Consumer Discretionary	17.5
Health Care	12.9
Energy	12.0
Industrials	7.4
Consumer Staples	7.2
Materials	6.7
Financials	5.1
Telecommunication Services	2.1
Cash and Other	1.1

100.0%

EQ/CAPITAL GUARDIAN GROWTH PORTFOLIO (Unaudited)

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2010 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/10	Ending Account Value 12/31/10	Expenses Paid During Period* 7/1/10 - 12/31/10
Class IA
Actual	$1,000.00	$1,258.80	$3.99
Hypothetical (5% average return before expenses)	1,000.00	1,021.68	3.57
Class IB
Actual	1,000.00	1,256.00	5.40
Hypothetical (5% average return before expenses)	1,000.00	1,020.42	4.84

*   Expenses are equal to the Portfolio’s Class IA and Class IB shares annualized expense ratios of 0.70% and 0.95%, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

EQ ADVISORS TRUST

EQ/CAPITAL GUARDIAN GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2010

	Number of Shares	Value (Note 1)

COMMON STOCKS:
Consumer Discretionary (17.5%)
Media (7.4%)
Comcast Corp., Class A	243,700	$5,354,089
DreamWorks Animation SKG, Inc., Class A*	218,900	6,450,983
Scripps Networks Interactive, Inc., Class A	71,700	3,710,475
Time Warner Cable, Inc.	49,167	3,246,497
Time Warner, Inc.	46,033	1,480,882
Viacom, Inc., Class B	184,600	7,312,006

		27,554,932

Multiline Retail (3.4%)
Target Corp.	206,950	12,443,903

Specialty Retail (4.5%)
Lowe’s Cos., Inc.	69,000	1,730,520
Tiffany & Co.	134,500	8,375,315
Urban Outfitters, Inc.*	179,700	6,435,057

		16,540,892

Textiles, Apparel & Luxury Goods (2.2%)
Coach, Inc.	151,100	8,357,341

Total Consumer Discretionary		64,897,068

Consumer Staples (7.2%)
Beverages (2.3%)
PepsiCo, Inc.	130,400	8,519,032

Food Products (0.4%)
General Mills, Inc.	43,100	1,533,929

Household Products (1.1%)
Colgate-Palmolive Co.	28,200	2,266,434
Procter & Gamble Co.	27,800	1,788,374

		4,054,808

Personal Products (1.7%)
Alberto-Culver Co.	64,700	2,396,488
Avon Products, Inc.	138,300	4,018,998

		6,415,486

Tobacco (1.7%)
Philip Morris International, Inc.	104,200	6,098,826

Total Consumer Staples		26,622,081

Energy (12.0%)
Energy Equipment & Services (9.1%)
Baker Hughes, Inc.	60,000	3,430,200
Halliburton Co.	114,600	4,679,118
Schlumberger Ltd.	164,091	13,701,599
Transocean Ltd.*	28,500	1,981,035
Weatherford International Ltd.*	441,900	10,075,320

		33,867,272

Oil, Gas & Consumable Fuels (2.9%)
Anadarko Petroleum Corp.	66,800	5,087,488
Cenovus Energy, Inc.	68,700	2,283,588
Noble Energy, Inc.	37,500	3,228,000

		10,599,076

Total Energy		44,466,348

	Number of Shares	Value (Note 1)

Financials (5.1%)
Capital Markets (4.2%)
Bank of New York Mellon Corp.	56,000	$1,691,200
Charles Schwab Corp.	471,900	8,074,209
Goldman Sachs Group, Inc.	34,600	5,818,336

		15,583,745

Diversified Financial Services (0.5%)
JPMorgan Chase & Co.	43,400	1,841,028

Insurance (0.4%)
Progressive Corp.	74,300	1,476,341

Total Financials		18,901,114

Health Care (12.9%)
Biotechnology (2.1%)
Celgene Corp.*	129,500	7,658,630

Health Care Equipment & Supplies (2.2%)
Boston Scientific Corp.*	426,100	3,225,577
Medtronic, Inc.	134,600	4,992,314

		8,217,891

Health Care Providers & Services (0.5%)
Universal Health Services, Inc., Class B	46,100	2,001,662

Health Care Technology (3.7%)
Cerner Corp.*	143,800	13,623,612

Pharmaceuticals (4.4%)
Allergan, Inc.	85,600	5,878,152
Merck & Co., Inc.	39,800	1,434,392
Shire plc (ADR)	107,000	7,744,660
Teva Pharmaceutical Industries Ltd. (ADR)	20,284	1,057,405

		16,114,609

Total Health Care		47,616,404

Industrials (7.4%)
Air Freight & Logistics (2.0%)
FedEx Corp.	80,000	7,440,800

Commercial Services & Supplies (1.0%)
Iron Mountain, Inc.	143,900	3,598,939

Construction & Engineering (0.3%)
Jacobs Engineering Group, Inc.*	22,000	1,008,700

Electrical Equipment (0.6%)
Emerson Electric Co.	42,600	2,435,442

Machinery (2.7%)
Danaher Corp.	115,800	5,462,286
Illinois Tool Works, Inc.	82,700	4,416,180

		9,878,466

Trading Companies & Distributors (0.8%)
W.W. Grainger, Inc.	20,800	2,872,688

Total Industrials		27,235,035

Information Technology (28.0%)
Communications Equipment (7.7%)
Cisco Systems, Inc.*	372,880	7,543,362
Juniper Networks, Inc.*	273,300	10,090,236
QUALCOMM, Inc.	216,700	10,724,483

		28,358,081

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CAPITAL GUARDIAN GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2010

	Number of Shares	Value (Note 1)

Computers & Peripherals (3.3%)
Apple, Inc.*	38,390	$12,383,078

Electronic Equipment, Instruments & Components (0.7%)
Jabil Circuit, Inc.	129,200	2,595,628

Internet Software & Services (5.1%)
Akamai Technologies, Inc.*	55,200	2,597,160
eBay, Inc.*	61,000	1,697,630
Google, Inc., Class A*	24,880	14,777,974

		19,072,764

IT Services (2.5%)
International Business Machines Corp.	15,400	2,260,104
Paychex, Inc.	46,000	1,421,860
Visa, Inc., Class A	81,100	5,707,818

		9,389,782

Semiconductors & Semiconductor Equipment (4.6%)
Broadcom Corp., Class A	146,400	6,375,720
First Solar, Inc.*	26,100	3,396,654
KLA-Tencor Corp.	134,600	5,200,944
Maxim Integrated Products, Inc.	84,600	1,998,252

		16,971,570

Software (4.1%)
Nintendo Co., Ltd. (ADR)	133,100	4,835,523
Oracle Corp.	327,400	10,247,620

		15,083,143

Total Information Technology		103,854,046

Materials (6.7%)
Chemicals (3.0%)
Ecolab, Inc.	47,400	2,389,908
Monsanto Co.	122,500	8,530,900

		10,920,808

	Number of Shares	Value (Note 1)

Construction Materials (0.7%)
Vulcan Materials Co.	56,900	$2,524,084

Metals & Mining (3.0%)
Allegheny Technologies, Inc.	138,100	7,620,358
Cliffs Natural Resources, Inc.	46,700	3,643,067

		11,263,425

Total Materials		24,708,317

Telecommunication Services (2.1%)
Wireless Telecommunication Services (2.1%)
American Tower Corp., Class A*	151,858	7,841,947

Total Telecommunication Services		7,841,947

Total Common Stocks (98.9%) (Cost $283,994,872)		366,142,360

	Principal Amount	Value (Note 1)
SHORT-TERM INVESTMENT:
Time Deposit (1.4%)
JPMorgan Chase Nassau 0.000%, 1/3/11 (Cost $5,169,509)	$5,169,509	5,169,509

Total Investments (100.3%) (Cost $289,164,381)		371,311,869
Other Assets Less Liabilities (-0.3%)		(976,648)

Net Assets (100%)		$370,335,221

*	Non-income producing.

Glossary:

ADR	— American Depositary Receipt

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2010:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with rules under the Investment Company Act of 1940. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CAPITAL GUARDIAN GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2010

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices In Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Common Stocks
Consumer Discretionary	$64,897,068	$—	$—	$64,897,068
Consumer Staples	26,622,081	—	—	26,622,081
Energy	44,466,348	—	—	44,466,348
Financials	18,901,114	—	—	18,901,114
Health Care	47,616,404	—	—	47,616,404
Industrials	27,235,035	—	—	27,235,035
Information Technology	103,854,046	—	—	103,854,046
Materials	24,708,317	—	—	24,708,317
Telecommunication Services	7,841,947	—	—	7,841,947
Short-Term Investments	—	5,169,509	—	5,169,509

Total Assets	$366,142,360	$5,169,509	$—	$371,311,869

Total Liabilities	$—	$—	$—	$—

Total	$366,142,360	$5,169,509	$—	$371,311,869

The Portfolio held no derivatives contracts during the year ended December 31, 2010.

Investment security transactions for the year ended December 31, 2010 were as follows:

Cost of Purchases:
Stocks	$89,587,777
Net Proceeds of Sales and Redemptions:
Stocks	$118,940,880

As of December 31, 2010, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$86,272,167
Aggregate gross unrealized depreciation	(4,378,550)

Net unrealized appreciation	$81,893,617

Federal income tax cost of investments	$289,418,252

The Portfolio has a net capital loss carryforward of $132,624,562 of which $17,002,340 expires in the year 2011, $29,260,906 expires in the year 2016 and $86,361,316 expires in the year 2017. The Portfolio had a net capital loss carryforward of $33,402,536 expire during 2010. The Portfolio utilized net capital loss carryforward of $2,743,572 during 2010.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CAPITAL GUARDIAN GROWTH PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2010

ASSETS
Investments at value (Cost $289,164,381)	$371,311,869
Cash	10,750
Dividends, interest and other receivables	341,245
Receivable from Separate Accounts for Trust shares sold	145,593
Other assets	1,542

Total assets	371,810,999

LIABILITIES
Payable for securities purchased	1,048,652
Investment management fees payable	185,951
Distribution fees payable - Class IB	74,838
Payable to Separate Accounts for Trust shares redeemed	67,800
Administrative fees payable	34,324
Trustees’ fees payable	1,081
Accrued expenses	63,132

Total liabilities	1,475,778

NET ASSETS	$370,335,221

Net assets were comprised of:
Paid in capital	$420,993,317
Accumulated undistributed net investment income (loss)	72,849
Accumulated undistributed net realized gain (loss) on investments	(132,878,433)
Unrealized appreciation (depreciation) on investments	82,147,488

Net assets	$370,335,221

Class IA
Net asset value, offering and redemption price per share, $1,468,763 / 111,614 shares outstanding (unlimited amount authorized: $0.01 par value)	$13.16

Class IB
Net asset value, offering and redemption price per share, $368,866,458 / 28,046,404 shares outstanding (unlimited amount authorized: $0.01 par value)	$13.15

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2010

INVESTMENT INCOME
Dividends (net of $11,467 foreign withholding tax)	$4,632,602

EXPENSES
Investment management fees	2,239,544
Distribution fees - Class IB	858,877
Administrative fees	382,895
Printing and mailing expenses	32,735
Professional fees	18,016
Custodian fees	16,000
Trustees’ fees	7,995
Miscellaneous	8,926

Gross expenses	3,564,988
Less: Waiver from investment advisor	(292,791)
Fees paid indirectly	(23,426)

Net expenses	3,248,771

NET INVESTMENT INCOME (LOSS)	1,383,831

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on securities	6,072,665
Net change in unrealized appreciation (depreciation) on securities	34,919,655

NET REALIZED AND UNREALIZED GAIN (LOSS)	40,992,320

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$42,376,151

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CAPITAL GUARDIAN GROWTH PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2010	2009
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$1,383,831	$1,086,176
Net realized gain (loss) on investments	6,072,665	(75,071,363)
Net change in unrealized appreciation (depreciation) on investments	34,919,655	166,169,248

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	42,376,151	92,184,061

DIVIDENDS:
Dividends from net investment income
Class IA	(8,934)	(3,088)
Class IB	(1,378,041)	(1,022,529)

TOTAL DIVIDENDS	(1,386,975)	(1,025,617)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 112,268 and 75,746 shares, respectively ]	1,329,705	721,778
Capital shares issued in reinvestment of dividends [ 690 and 272 shares, respectively ]	8,934	3,088
Capital shares repurchased [ (51,413) and (82,528) shares, respectively ]	(611,817)	(756,826)

Total Class IA transactions	726,822	(31,960)

Class IB
Capital shares sold [ 1,828,004 and 3,737,216 shares, respectively ]	21,618,864	35,454,733
Capital shares issued in reinvestment of dividends [ 106,890 and 90,340 shares, respectively ]	1,378,041	1,022,529
Capital shares repurchased [ (4,326,321) and (5,872,494) shares, respectively ]	(50,717,963)	(57,252,840)

Total Class IB transactions	(27,721,058)	(20,775,578)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(26,994,236)	(20,807,538)

TOTAL INCREASE (DECREASE) IN NET ASSETS	13,994,940	70,350,906
NET ASSETS:
Beginning of year	356,340,281	285,989,375

End of year (a)	$370,335,221	$356,340,281

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$72,849	$75,993

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CAPITAL GUARDIAN GROWTH PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IA	2010	2009	2008	2007		2006
Net asset value, beginning of year	$11.69	$8.79	$14.82	$14.01		$13.07

Income (loss) from investment operations:
Net investment income (loss)	0.09 (e)	0.05 (e)	0.06 (e)	0.05	(e)	0.03	(e)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	1.46	2.91	(6.01)	0.76		0.97

Total from investment operations	1.55	2.96	(5.95)	0.81		1.00

Less distributions:
Dividends from net investment income	(0.08)	(0.06)	(0.08)	—		(0.06)

Net asset value, end of year	$13.16	$11.69	$8.79	$14.82		$14.01

Total return	13.29%	33.73%	(40.24)%	5.78%		7.63%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$1,469	$586	$498	$8,206		$139
Ratio of expenses to average net assets:
After waivers	0.70%	0.70%	0.70%	0.70%		0.70%
After waivers and fees paid indirectly	0.69%	0.69%	0.69%	0.70%		0.69%
Before waivers and fees paid indirectly	0.78%	0.81%	0.80%	0.79%		0.78%
Ratio of net investment income to average net assets:
After waivers	0.73%	0.54%	0.42%	0.36%		0.24%
After waivers and fees paid indirectly	0.74%	0.55%	0.43%	0.36%		0.25%
Before waivers and fees paid indirectly	0.65%	0.43%	0.32%	0.27%		0.17%
Portfolio turnover rate	27%	50%	43%	39%		33%

	Year Ended December 31,
Class IB	2010	2009	2008	2007		2006
Net asset value, beginning of year	$11.69	$8.79	$14.78	$14.01		$13.06

Income (loss) from investment operations:
Net investment income (loss)	0.05 (e)	0.03 (e)	0.02 (e)	—	#(e)	—	#(e)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	1.46	2.90	(5.99)	0.77		0.97

Total from investment operations	1.51	2.93	(5.97)	0.77		0.97

Less distributions:
Dividends from net investment income	(0.05)	(0.03)	(0.02)	—		(0.02)

Net asset value, end of year	$13.15	$11.69	$8.79	$14.78		$14.01

Total return	12.92%	33.39%	(40.38)%	5.50%		7.44%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$368,866	$355,755	$285,492	$476,867		$402,219
Ratio of expenses to average net assets:
After waivers	0.95%	0.95%	0.95%	0.95%		0.95%
After waivers and fees paid indirectly	0.94%	0.94%	0.94%	0.95%		0.94%
Before waivers and fees paid indirectly	1.03%	1.06%	1.05%	1.04%		1.03%
Ratio of net investment income to average net assets:
After waivers	0.39%	0.34%	0.16%	0.01%		(0.01)%
After waivers and fees paid indirectly	0.40%	0.35%	0.17%	0.01%		—	‡‡
Before waivers and fees paid indirectly	0.31%	0.23%	0.06%	(0.08)%		(0.09)%
Portfolio turnover rate	27%	50%	43%	39%		33%
#	Per share amount is less than $0.01.
‡‡	Amount is less than 0.01%.
(e)	Net investment income per share is based on average shares outstanding.

See Notes to Financial Statements.

EQ/CAPITAL GUARDIAN RESEARCH PORTFOLIO (Unaudited)

PORTFOLIO ADVISER

➢	Capital Guardian Trust Company

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/10
	1 Year	5 Years	10 Years	Since Incept.**
Portfolio – Class IA Shares*	16.07%	1.15%	1.99%	2.81%
Portfolio – Class IB Shares	15.86	0.92	1.80	2.64
S&P 500 Index	15.06	2.29	1.41	1.29

*   Date of inception 3/25/02. Returns shown for Class IA shares prior to this period are derived from the historical performance of Class IB shares adjusted to reflect the 12b-1 fees, applicable to Class IB shares; Class IA shares are not subject to any 12b-1 fees.

** Date of inception 5/1/99

    Returns for periods greater than one year are annualized

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IA shares returned 16.07% for the year ended December 31, 2010. The Portfolio’s benchmark, the S&P 500 Index, returned 15.06% over the same period.

Portfolio Highlights

What helped performance during the year:

•

The Portfolio was helped by stock selection in the Energy sector. Pioneer Natural Resources rose over the year as investors began to view its shale gas projects more positively. Among equipment and services companies, both Weatherford International and Halliburton benefited from increased spending on energy infrastructure.

•

Information Technology stocks helped relative returns. Net App benefited from rising corporate demand for its data storage services. Juniper Networks and Jabil Circuit were also strong contributors. The Portfolio’s position in Visa fell, however, after the Federal Reserve proposed a cap on fees banks can charge for debit card transactions.

•	Shares of engine maker Cummins also helped returns. The company benefited from strong demand as economic activity picked up, particularly in the area of mining.

What hurt performance during the year:

•	Stock selection among Financials hindered returns, with Goldman Sachs among the largest detractors.

•

Consumer Discretionary stocks also were a negative factor. Strayer Education and other for-profit education stocks were hurt by a report from the U.S. Department of Education that could limit Federal funding.

Portfolio Positioning and Outlook

For corporations and consumers alike, confidence is easily destroyed and takes time to rebuild. It is our belief that the economy appears to be in the rebuilding phase. On the corporate side of the equation that may lead to hiring, capital spending and the replenishment of inventories. On the consumer side, spending appears to be picking up. These trends may be positive for the economy and for corporate revenues. Companies may use their uninvested cash for acquisitions, buybacks and dividend increases, which might provide additional support for stock prices.

We feel that the economy remains below the credit-fueled pace of activity of just a few years ago. At year’s end, unemployment is high and growth in other developed markets appears tepid. In the coming years, we believe that the Federal government may need to credibly address its buildup of debt and the Fed may need to carefully navigate an exit from its current program of exceptionally high liquidity. Although equities may appear to be reasonably valued, markets have risen quickly in a short period of time and caution is probably merited.

Sector Weightings as of 12/31/10	% of Net Assets
Information Technology	16.8%
Energy	16.5
Consumer Discretionary	14.0
Health Care	10.9
Financials	9.2
Consumer Staples	9.2
Industrials	8.3
Materials	5.4
Telecommunication Services	3.8
Utilities	2.5
Cash and Other	3.4

100.0%

EQ/CAPITAL GUARDIAN RESEARCH PORTFOLIO (Unaudited)

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2010 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/10	Ending Account Value 12/31/10	Expenses Paid During Period* 7/1/10 - 12/31/10
Class IA
Actual	$1,000.00	$1,255.80	$4.09
Hypothetical (5% average return before expenses)	1,000.00	1,021.58	3.67
Class IB
Actual	1,000.00	1,254.70	5.51
Hypothetical (5% average return before expenses)	1,000.00	1,020.32	4.94

*   Expenses are equal to the Portfolio’s Class IA and Class IB shares annualized expense ratios of 0.72% and 0.97%, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

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EQ/CAPITAL GUARDIAN RESEARCH PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2010

	Number of Shares	Value (Note 1)

COMMON STOCKS:
Consumer Discretionary (14.0%)
Hotels, Restaurants & Leisure (1.0%)
McDonald’s Corp.	156,900	$12,043,644

Household Durables (0.7%)
Stanley Black & Decker, Inc.	122,700	8,204,949

Media (5.2%)
CBS Corp., Class B	213,600	4,069,080
Comcast Corp., Class A	714,200	15,690,974
DreamWorks Animation SKG, Inc., Class A*	144,700	4,264,309
Gannett Co., Inc.	824,300	12,438,687
Scripps Networks Interactive, Inc., Class A	160,300	8,295,525
Time Warner Cable, Inc.	206,430	13,630,573
Viacom, Inc., Class B	151,600	6,004,876

		64,394,024

Multiline Retail (2.1%)
Target Corp.	435,900	26,210,667

Specialty Retail (2.9%)
Home Depot, Inc.	177,700	6,230,162
Lowe’s Cos., Inc.	199,100	4,993,428
Tiffany & Co.	152,200	9,477,494
Urban Outfitters, Inc.*	424,200	15,190,602

		35,891,686

Textiles, Apparel & Luxury Goods (2.1%)
Coach, Inc.	298,900	16,532,159
NIKE, Inc., Class B	106,300	9,080,146

		25,612,305

Total Consumer Discretionary		172,357,275

Consumer Staples (9.2%)
Beverages (1.6%)
PepsiCo, Inc.	296,700	19,383,411

Food Products (2.3%)
General Mills, Inc.	406,600	14,470,894
Kraft Foods, Inc., Class A	458,414	14,444,625

		28,915,519

Household Products (2.2%)
Colgate-Palmolive Co.	110,100	8,848,737
Procter & Gamble Co.	290,500	18,687,865

		27,536,602

Personal Products (1.2%)
Alberto-Culver Co.	225,900	8,367,336
Avon Products, Inc.	202,500	5,884,650

		14,251,986

Tobacco (1.9%)
Philip Morris International, Inc.	404,872	23,697,158

Total Consumer Staples		113,784,676

Energy (16.5%)
Energy Equipment & Services (5.1%)
Halliburton Co.	482,100	19,684,143

	Number of Shares	Value (Note 1)

Schlumberger Ltd.	201,600	$16,833,600
Transocean Ltd.*	132,100	9,182,271
Weatherford International Ltd.*	724,400	16,516,320

		62,216,334

Oil, Gas & Consumable Fuels (11.4%)
Anadarko Petroleum Corp.	213,700	16,275,392
Cenovus Energy, Inc.	637,700	21,197,148
Chevron Corp.	470,512	42,934,220
Noble Energy, Inc.	214,400	18,455,552
Royal Dutch Shell plc (ADR), Class A	564,200	37,677,276
Ultra Petroleum Corp.*	90,600	4,327,962

		140,867,550

Total Energy		203,083,884

Financials (9.2%)
Capital Markets (2.5%)
Bank of New York Mellon Corp.	222,600	6,722,520
Charles Schwab Corp.	396,400	6,782,404
Goldman Sachs Group, Inc.	101,800	17,118,688

		30,623,612

Commercial Banks (1.0%)
BB&T Corp.	224,600	5,904,734
Wells Fargo & Co.	231,800	7,183,482

		13,088,216

Diversified Financial Services (1.2%)
CME Group, Inc.	19,700	6,338,475
JPMorgan Chase & Co.	204,536	8,676,417

		15,014,892

Insurance (3.2%)
Allstate Corp.	500,400	15,952,752
Aon Corp.	269,100	12,381,291
Progressive Corp.	542,700	10,783,449

		39,117,492

Real Estate Investment Trusts (REITs) (1.3%)
Plum Creek Timber Co., Inc. (REIT)	100,500	3,763,725
Ventas, Inc. (REIT)	234,800	12,322,304

		16,086,029

Total Financials		113,930,241

Health Care (10.9%)
Biotechnology (1.9%)
Celgene Corp.*	407,200	24,081,808

Health Care Equipment & Supplies (0.6%)
Boston Scientific Corp.*	985,400	7,459,478

Health Care Providers & Services (0.8%)
Universal Health Services, Inc., Class B	218,900	9,504,638

Health Care Technology (1.8%)
Cerner Corp.*	232,200	21,998,628

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CAPITAL GUARDIAN RESEARCH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2010

	Number of Shares	Value (Note 1)

Life Sciences Tools & Services (0.8%)
Mettler-Toledo International, Inc.*	63,900	$9,662,319

Pharmaceuticals (5.0%)
Allergan, Inc.	363,912	24,989,837
Merck & Co., Inc.	285,110	10,275,364
Shire plc (ADR)	357,600	25,883,088

		61,148,289

Total Health Care		133,855,160

Industrials (8.3%)
Aerospace & Defense (1.5%)
Spirit AeroSystems Holdings, Inc., Class A*	288,200	5,997,442
United Technologies Corp.	152,900	12,036,288

		18,033,730

Air Freight & Logistics (1.5%)
FedEx Corp.	206,400	19,197,264

Commercial Services & Supplies (0.6%)
Iron Mountain, Inc.	275,400	6,887,754

Construction & Engineering (0.5%)
Jacobs Engineering Group, Inc.*	134,700	6,175,995

Electrical Equipment (1.0%)
Emerson Electric Co.	211,400	12,085,738

Industrial Conglomerates (0.4%)
General Electric Co.	288,728	5,280,835

Machinery (1.3%)
Danaher Corp.	217,000	10,235,890
Illinois Tool Works, Inc.	121,800	6,504,120

		16,740,010

Road & Rail (1.5%)
Norfolk Southern Corp.	296,500	18,626,130

Total Industrials		103,027,456

Information Technology (16.8%)
Communications Equipment (4.3%)
Cisco Systems, Inc.*	422,987	8,557,027
Juniper Networks, Inc.*	415,400	15,336,568
QUALCOMM, Inc.	583,100	28,857,619

		52,751,214

Computers & Peripherals (2.4%)
Apple, Inc.*	90,200	29,094,912

Electronic Equipment, Instruments & Components (1.8%)
Jabil Circuit, Inc.	1,124,300	22,587,187

Internet Software & Services (1.7%)
Google, Inc., Class A*	33,980	20,183,101

IT Services (3.1%)
Alliance Data Systems Corp.*	89,400	6,350,082
International Business Machines Corp.	130,600	19,166,856
Visa, Inc., Class A	185,100	13,027,338

		38,544,276

	Number of Shares	Value (Note 1)

Semiconductors & Semiconductor Equipment (1.6%)
First Solar, Inc.*	40,100	$5,218,614
Maxim Integrated Products, Inc.	624,900	14,760,138

		19,978,752

Software (1.9%)
Oracle Corp.	753,300	23,578,290

Total Information Technology		206,717,732

Materials (5.4%)
Chemicals (2.1%)
Air Products & Chemicals, Inc.	112,700	10,250,065
Monsanto Co.	149,200	10,390,288
Potash Corp. of Saskatchewan, Inc.	29,500	4,567,485

		25,207,838

Metals & Mining (3.3%)
Allegheny Technologies, Inc.	190,500	10,511,790
Barrick Gold Corp.	165,300	8,790,654
Cliffs Natural Resources, Inc.	110,400	8,612,304
Freeport-McMoRan Copper & Gold, Inc.	53,300	6,400,797
Nucor Corp.	150,200	6,581,764

		40,897,309

Total Materials		66,105,147

Telecommunication Services (3.8%)
Wireless Telecommunication Services (3.8%)
American Tower Corp., Class A*	900,400	46,496,656

Total Telecommunication Services		46,496,656

Utilities (2.5%)
Electric Utilities (1.3%)
Edison International	305,200	11,780,720
PPL Corp.	184,800	4,863,936

		16,644,656

Multi-Utilities (0.7%)
PG&E Corp.	172,400	8,247,616

Water Utilities (0.5%)
American Water Works Co., Inc.	246,200	6,226,398

Total Utilities		31,118,670

Total Common Stocks (96.6%) (Cost $931,460,248)		1,190,476,897

	Principal Amount	Value (Note 1)
SHORT-TERM INVESTMENT:
Time Deposit (3.4%)
JPMorgan Chase Nassau 0.000%, 1/3/11 (Cost $42,089,440)	$42,089,440	42,089,440

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CAPITAL GUARDIAN RESEARCH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2010

Principal Amount	Value (Note 1)
Total Investments (100.0%) (Cost $973,549,688)	$1,232,566,337
Other Assets Less Liabilities (0.0%)	(406,694)

Net Assets (100%)	$1,232,159,643

*	Non-income producing.

Glossary:

ADR—	American Depositary Receipt

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2010:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with rules under the Investment Company Act of 1940. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Common Stocks
Consumer Discretionary	$172,357,275	$—	$—	$172,357,275
Consumer Staples	113,784,676	—	—	113,784,676
Energy	203,083,884	—	—	203,083,884
Financials	113,930,241	—	—	113,930,241
Health Care	133,855,160	—	—	133,855,160
Industrials	103,027,456	—	—	103,027,456
Information Technology	206,717,732	—	—	206,717,732
Materials	66,105,147	—	—	66,105,147
Telecommunication Services	46,496,656	—	—	46,496,656
Utilities	31,118,670	—	—	31,118,670
Short-Term Investments	—	42,089,440	—	42,089,440

Total Assets	$1,190,476,897	$42,089,440	$—	$1,232,566,337

Total Liabilities	$—	$—	$—	$—

Total	$1,190,476,897	$42,089,440	$—	$1,232,566,337

The Portfolio held no derivatives contracts during the year ended December 31, 2010.

Investment security transactions for the year ended December 31, 2010 were as follows:

Cost of Purchases:
Stocks	$277,881,695
Net Proceeds of Sales and Redemptions:
Stocks	$441,876,164

As of December 31, 2010, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$275,319,219
Aggregate gross unrealized depreciation	(16,302,570)

Net unrealized appreciation	$259,016,649

Federal income tax cost of investments	$973,549,688

The Portfolio has a net capital loss carryforward of $381,823,567 of which $150,620,280 expires in the year 2016 and $231,203,287 expires in the year 2017. The Portfolio utilized net capital loss carryforward of $41,349,546 during 2010.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CAPITAL GUARDIAN RESEARCH PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2010

ASSETS
Investments at value (Cost $973,549,688)	$1,232,566,337
Cash	71,400
Dividends, interest and other receivables	1,400,037
Receivable from Separate Accounts for Trust shares sold	170,415
Other assets	11,260

Total assets	1,234,219,449

LIABILITIES
Payable to Separate Accounts for Trust shares redeemed	780,770
Investment management fees payable	625,010
Distribution fees payable - Class IB	253,392
Payable for securities purchased	156,475
Administrative fees payable	107,968
Trustees’ fees payable	3,654
Accrued expenses	132,537

Total liabilities	2,059,806

NET ASSETS	$1,232,159,643

Net assets were comprised of:
Paid in capital	$1,354,684,338
Accumulated undistributed net investment income (loss)	282,223
Accumulated undistributed net realized gain (loss) on investments	(381,823,567)
Unrealized appreciation (depreciation) on investments	259,016,649

Net assets	$1,232,159,643

Class IA
Net asset value, offering and redemption price per share, $23,882,558 / 1,966,910 shares outstanding (unlimited amount authorized: $0.01 par value)	$12.14

Class IB
Net asset value, offering and redemption price per share, $1,208,277,085 / 99,391,758 shares outstanding (unlimited amount authorized: $0.01 par value)	$12.16

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2010

INVESTMENT INCOME
Dividends (net of $77,929 foreign withholding tax)	$20,048,157
Interest	20
Securities lending (net)	5,695

Total income	20,053,872

EXPENSES
Investment management fees	7,450,481
Distribution fees - Class IB	2,841,997
Administrative fees	1,216,494
Printing and mailing expenses	109,836
Professional fees	44,679
Custodian fees	29,999
Trustees’ fees	27,039
Miscellaneous	24,442

Gross expenses	11,744,967
Less: Waiver from investment advisor	(558,047)
Fees paid indirectly	(37,104)

Net expenses	11,149,816

NET INVESTMENT INCOME (LOSS)	8,904,056

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on securities	41,349,546
Net change in unrealized appreciation (depreciation) on securities	121,123,948

NET REALIZED AND UNREALIZED GAIN (LOSS)	162,473,494

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$171,377,550

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CAPITAL GUARDIAN RESEARCH PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2010	2009
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$8,904,056	$12,244,297
Net realized gain (loss) on investments	41,349,546	(177,115,999)
Net change in unrealized appreciation (depreciation) on investments	121,123,948	460,841,105

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	171,377,550	295,969,403

DIVIDENDS:
Dividends from net investment income
Class IA	(223,945)	(277,682)
Class IB	(8,402,718)	(11,841,779)

TOTAL DIVIDENDS	(8,626,663)	(12,119,461)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 267,437 and 405,299 shares, respectively ]	2,921,502	3,713,797
Capital shares issued in reinvestment of dividends [ 18,732 and 27,048 shares, respectively ]	223,945	277,682
Capital shares repurchased [ (421,342) and (601,446) shares, respectively ]	(4,565,937)	(5,338,314)

Total Class IA transactions	(1,420,490)	(1,346,835)

Class IB
Capital shares sold [ 2,162,805 and 4,261,654 shares, respectively ]	23,629,981	36,473,768
Capital shares issued in reinvestment of dividends [ 701,949 and 1,152,012 shares, respectively ]	8,402,718	11,841,779
Capital shares repurchased [ (15,063,905) and (18,308,205) shares, respectively ]	(163,155,232)	(158,852,352)

Total Class IB transactions	(131,122,533)	(110,536,805)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(132,543,023)	(111,883,640)

TOTAL INCREASE (DECREASE) IN NET ASSETS	30,207,864	171,966,302
NET ASSETS:
Beginning of year	1,201,951,779	1,029,985,477

End of year (a)	$1,232,159,643	$1,201,951,779

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$282,223	$113,039

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CAPITAL GUARDIAN RESEARCH PORTFOLIO (h)

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IA	2010	2009	2008	2007	2006
Net asset value, beginning of year	$10.56	$8.12	$13.87	$13.94	$12.50

Income (loss) from investment operations:
Net investment income (loss)	0.11 (e)	0.12 (e)	0.13 (e)	0.13 (e)	0.11 (e)
Net realized and unrealized gain (loss) on investments	1.58	2.45	(5.55)	0.13	1.44

Total from investment operations	1.69	2.57	(5.42)	0.26	1.55

Less distributions:
Dividends from net investment income	(0.11)	(0.13)	(0.13)	(0.18)	(0.11)
Distributions from net realized gains	—	—	(0.20)	(0.15)	—

Total dividends and distributions	(0.11)	(0.13)	(0.33)	(0.33)	(0.11)

Net asset value, end of year	$12.14	$10.56	$8.12	$13.87	$13.94

Total return	16.07%	31.73%	(39.50)%	1.89%	12.32%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$23,883	$22,197	$18,434	$36,235	$4,494
Ratio of expenses to average net assets:
After waivers	0.72%	0.72%	0.70%	0.70%	0.70%
After waivers and fees paid indirectly	0.72%	0.71%	0.69%	0.70%	0.69%
Before waivers and fees paid indirectly	0.77%	0.79%	0.77%	0.76%	0.75%
Ratio of net investment income to average net assets:
After waivers	1.01%	1.39%	1.14%	0.92%	0.81%
After waivers and fees paid indirectly	1.01%	1.41%	1.15%	0.93%	0.82%
Before waivers and fees paid indirectly	0.96%	1.32%	1.08%	0.86%	0.76%
Portfolio turnover rate	25%	53%	41%	68%	28%

	Year Ended December 31,
Class IB	2010	2009	2008	2007	2006
Net asset value, beginning of year	$10.57	$8.13	$13.88	$13.95	$12.51

Income (loss) from investment operations:
Net investment income (loss)	0.08 (e)	0.10 (e)	0.10 (e)	0.09 (e)	0.07 (e)
Net realized and unrealized gain (loss) on investments	1.59	2.45	(5.54)	0.13	1.45

Total from investment operations	1.67	2.55	(5.44)	0.22	1.52

Less distributions:
Dividends from net investment income	(0.08)	(0.11)	(0.11)	(0.14)	(0.08)
Distributions from net realized gains	—	—	(0.20)	(0.15)	—

Total dividends and distributions	(0.08)	(0.11)	(0.31)	(0.29)	(0.08)

Net asset value, end of year	$12.16	$10.57	$8.13	$13.88	$13.95

Total return	15.86%	31.36%	(39.62)%	1.63%	12.12%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$1,208,277	$1,179,755	$1,011,551	$1,997,795	$1,060,928
Ratio of expenses to average net assets:
After waivers	0.97%	0.97%	0.95%	0.95%	0.95%
After waivers and fees paid indirectly	0.97%	0.96%	0.94%	0.95%	0.94%
Before waivers and fees paid indirectly	1.02%	1.04%	1.02%	1.01%	1.00%
Ratio of net investment income to average net assets:
After waivers	0.76%	1.15%	0.89%	0.59%	0.56%
After waivers and fees paid indirectly	0.76%	1.16%	0.90%	0.59%	0.57%
Before waivers and fees paid indirectly	0.71%	1.08%	0.83%	0.52%	0.51%
Portfolio turnover rate	25%	53%	41%	68%	28%
(e)	Net investment income per share is based on average shares outstanding.
(h)	On July 6, 2007, this Portfolio received, through a substitution transaction, the assets and liabilities of the EQ/Capital Guardian U.S. Equity Portfolio that followed the same objectives as this Portfolio. Information prior to the year ended December 31, 2007 represents the results of operations of the EQ/Capital Guardian Research Portfolio.

See Notes to Financial Statements.

EQ/COMMON STOCK INDEX PORTFOLIO (Unaudited)

PORTFOLIO ADVISER

➢	AllianceBernstein L.P.

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/10
	1 Year	5 Years	10 Years	Since Incept.**
Portfolio – Class IA Shares	16.14%	(0.62)%	0.39%	10.83%
Portfolio – Class IB Shares*	15.93	(0.86)	0.14	10.58
Russell 3000® Index	16.93	2.74	2.16	N/A

*   Date of inception 10/2/96. Returns shown for Class IB shares prior to this period are derived from the historical performance of Class IA shares adjusted to reflect the 12b-1 fees, applicable to Class IB shares; Class IA shares are not subject to any 12b-1 fees.

** Date of inception 1/13/76

    Returns for periods greater than one year are annualized

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IA shares returned 16.14% for the year ended December 31, 2010. The Portfolio’s benchmark, the Russell 3000® Index, returned 16.93% over the same period.

Portfolio Highlights

What helped performance during the year:

•	The sectors that contributed most to relative performance during the year were Consumer Discretionary, Information Technology, Industrials, Energy and Consumer Staples.

•	On an individual basis, the top five stocks that provided the most positive impact to performance for the year were Apple Computer, Exxon Mobil, Schlumberger, Oracle Systems and Caterpillar Tractor.

What hurt performance during the year:

•	The largest detractors from performance for the year were Utilities, Telecommunications Services, Financials, Health Care and Materials.

•	On an individual basis, the five stocks that had the least impact on performance for the year were Microsoft, Hewlett Packard, Cisco Systems, Google and Monsanto.

Portfolio Positioning and Outlook

The Portfolio will continue to meet its performance objective by approximating the investment return of the underlying index, the Russell 3000® Index.

Sector Weightings as of 12/31/10	% of Net Assets
Information Technology	18.2%
Financials	16.3
Industrials	11.5
Consumer Discretionary	11.4
Energy	11.2
Health Care	11.2
Consumer Staples	9.0
Materials	4.3
Utilities	3.4
Telecommunication Services	2.8
Cash and Other	0.7

100.0%

EQ/COMMON STOCK INDEX PORTFOLIO (Unaudited)

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2010 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/10	Ending Account Value 12/31/10	Expenses Paid During Period* 7/1/10 - 12/31/10
Class IA
Actual	$1,000.00	$1,240.00	$2.65
Hypothetical (5% average return before expenses)	1,000.00	1,022.84	2.40
Class IB
Actual	1,000.00	1,239.20	4.06
Hypothetical (5% average return before expenses)	1,000.00	1,021.58	3.67

*   Expenses are equal to the Portfolio’s Class IA and Class IB shares annualized expense ratios of 0.47% and 0.72%, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

EQ ADVISORS TRUST

EQ/COMMON STOCK INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2010

	Number of Shares	Value (Note 1)

COMMON STOCKS:
Consumer Discretionary (11.4%)
Auto Components (0.5%)
Autoliv, Inc.	35,000	$2,762,900
BorgWarner, Inc.*	44,530	3,222,191
Cooper Tire & Rubber Co.	23,100	544,698
Dana Holding Corp.*	52,900	910,409
Federal-Mogul Corp.*	28,200	582,330
Fuel Systems Solutions, Inc.*	11,800	346,684
Gentex Corp.	62,900	1,859,324
Goodyear Tire & Rubber Co.*	99,100	1,174,335
Johnson Controls, Inc.	240,730	9,195,886
Lear Corp.*	17,700	1,747,167
Modine Manufacturing Co.*	830	12,865
Stoneridge, Inc.*	800	12,632
Tenneco, Inc.*	22,600	930,216
TRW Automotive Holdings Corp.*	29,700	1,565,190

		24,866,827

Automobiles (0.5%)
Ford Motor Co.*	1,216,500	20,425,035
Harley-Davidson, Inc.	89,050	3,087,364
Winnebago Industries, Inc.*	1,470	22,344

		23,534,743

Distributors (0.1%)
Core-Mark Holding Co., Inc.*	40	1,424
Genuine Parts Co.	60,000	3,080,400
LKQ Corp.*	54,000	1,226,880
Pool Corp.	25,400	572,516

		4,881,220

Diversified Consumer Services (0.3%)
American Public Education, Inc.*	8,600	320,264
Apollo Group, Inc., Class A*	53,030	2,094,155
Capella Education Co.*	7,800	519,324
Career Education Corp.*	23,900	495,447
Coinstar, Inc.*	11,500	649,060
Corinthian Colleges, Inc.*	34,300	178,703
DeVry, Inc.	25,800	1,237,884
Education Management Corp.*	27,100	490,510
H&R Block, Inc.	142,850	1,701,343
Hillenbrand, Inc.	26,700	555,627
ITT Educational Services, Inc.*	16,100	1,025,409
K12, Inc.*	16,500	472,890
Matthews International Corp., Class A	13,300	465,234
Service Corp. International	96,300	794,475
Sotheby’s, Inc.	25,300	1,138,500
Steiner Leisure Ltd.*	150	7,005
Strayer Education, Inc.	6,000	913,320
Weight Watchers International, Inc.	15,500	581,095

		13,640,245

Hotels, Restaurants & Leisure (1.9%)
Bally Technologies, Inc.*	26,650	1,124,364
Biglari Holdings, Inc.*	27	11,076
BJ’s Restaurants, Inc.*	550	19,487
Brinker International, Inc.	50,690	1,058,407

	Number of Shares	Value (Note 1)

Carnival Corp.	165,260	$7,620,139
Cheesecake Factory, Inc.*	22,800	699,048
Chipotle Mexican Grill, Inc.*	12,700	2,700,782
Cracker Barrel Old Country Store, Inc.	8,600	471,022
Darden Restaurants, Inc.	51,950	2,412,558
Denny’s Corp.*	2,590	9,272
Hyatt Hotels Corp., Class A*	16,500	755,040
International Game Technology	112,660	1,992,955
International Speedway Corp., Class A	14,900	389,933
Interval Leisure Group, Inc.*	1,064	17,173
Isle of Capri Casinos, Inc.*	420	4,292
Jack in the Box, Inc.*	25,580	540,505
Krispy Kreme Doughnuts, Inc.*	1,140	7,957
Las Vegas Sands Corp.*	115,000	5,284,250
Life Time Fitness, Inc.*	25,100	1,028,849
Marriott International, Inc., Class A	102,625	4,263,043
McDonald’s Corp.	384,940	29,547,994
MGM Resorts International*	103,400	1,535,490
O’Charleys, Inc.*	60	432
Panera Bread Co., Class A*	12,200	1,234,762
Penn National Gaming, Inc.*	25,700	903,355
Royal Caribbean Cruises Ltd.*	47,950	2,253,650
Ruby Tuesday, Inc.*	1,320	17,239
Scientific Games Corp., Class A*	30,000	298,800
Speedway Motorsports, Inc.	27,700	424,364
Starbucks Corp.	281,750	9,052,628
Starwood Hotels & Resorts Worldwide, Inc.	71,600	4,351,848
Vail Resorts, Inc.*	16,600	863,864
Wendy’s/Arby’s Group, Inc., Class A	192,500	889,350
WMS Industries, Inc.*	19,600	886,704
Wyndham Worldwide Corp.	80,470	2,410,881
Wynn Resorts Ltd.	28,500	2,959,440
Yum! Brands, Inc.	176,740	8,669,097

		96,710,050

Household Durables (0.6%)
Blyth, Inc.	360	12,413
CSS Industries, Inc.	240	4,946
D.R. Horton, Inc.	112,300	1,339,739
Ethan Allen Interiors, Inc.	26,010	520,460
Fortune Brands, Inc.	56,250	3,389,062
Garmin Ltd.	47,900	1,484,421
Harman International Industries, Inc.*	26,390	1,221,857
Jarden Corp.	29,900	923,013
KB Home	34,750	468,778
Leggett & Platt, Inc.	56,000	1,274,560
Lennar Corp., Class A	61,000	1,143,750
M.D.C. Holdings, Inc.	15,500	445,935
Mohawk Industries, Inc.*	21,200	1,203,312
Newell Rubbermaid, Inc.	124,600	2,265,228
NVR, Inc.*	2,100	1,451,142
Pulte Group, Inc.*	134,500	1,011,440
Ryland Group, Inc.	25,700	437,671
Stanley Black & Decker, Inc.	60,135	4,021,227
Tempur-Pedic International, Inc.*	27,400	1,097,644

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/COMMON STOCK INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2010

	Number of Shares	Value (Note 1)

Toll Brothers, Inc.*	56,300	$1,069,700
Tupperware Brands Corp.	27,600	1,315,692
Whirlpool Corp.	28,420	2,524,549

		28,626,539

Internet & Catalog Retail (0.8%)
Amazon.com, Inc.*	125,180	22,532,400
Expedia, Inc.	91,010	2,283,441
Liberty Media Corp.—Interactive*	225,830	3,561,339
Netflix, Inc.*	15,900	2,793,630
Orbitz Worldwide, Inc.*	470	2,627
Overstock.com, Inc.*	600	9,888
priceline.com, Inc.*	17,980	7,183,909
Shutterfly, Inc.*	670	23,470

		38,390,704

Leisure Equipment & Products (0.1%)
Brunswick Corp.	33,500	627,790
Eastman Kodak Co.*	101,600	544,576
Hasbro, Inc.	43,700	2,061,766
Leapfrog Enterprises, Inc.*	1,750	9,713
Mattel, Inc.	133,700	3,399,991
Polaris Industries, Inc.	11,800	920,636
RC2 Corp.*	390	8,490
Steinway Musical Instruments, Inc.*	140	2,779

		7,575,741

Media (3.1%)
Arbitron, Inc.	14,700	610,344
Ascent Media Corp., Class A*	250	9,690
Cablevision Systems Corp. – New York Group, Class A	84,850	2,871,324
CBS Corp., Class B	263,520	5,020,056
Central European Media Enterprises Ltd., Class A*	21,400	435,490
Comcast Corp., Class A	1,006,624	22,115,529
DIRECTV, Class A*	291,146	11,625,460
Discovery Communications, Inc., Class A*	107,500	4,482,750
DISH Network Corp., Class A*	75,660	1,487,476
DreamWorks Animation SKG, Inc., Class A*	28,000	825,160
Gannett Co., Inc.	90,000	1,358,100
Global Sources Ltd.*	523	4,979
Harte-Hanks, Inc.	1,100	14,047
Interpublic Group of Cos., Inc.*	192,700	2,046,474
John Wiley & Sons, Inc., Class A	17,000	769,080
Knology, Inc.*	70	1,094
Lamar Advertising Co., Class A*	21,400	852,576
Liberty Global, Inc., Class A*	96,100	3,400,018
Liberty Media Corp. – Capital*	30,300	1,895,568
Liberty Media Corp. – Starz*	19,400	1,289,712
Live Nation Entertainment, Inc.*	51,860	592,241
Madison Square Garden, Inc., Class A*	25,087	646,743
McGraw-Hill Cos., Inc.	119,330	4,344,805
Meredith Corp.	13,600	471,240

	Number of Shares	Value (Note 1)

Morningstar, Inc.	13,000	$690,040
New York Times Co., Class A*	51,200	501,760
News Corp., Class A	827,694	12,051,225
Omnicom Group, Inc.	116,100	5,317,380
Regal Entertainment Group, Class A	32,900	386,246
Scripps Networks Interactive, Inc., Class A	34,700	1,795,725
Sirius XM Radio, Inc.*	1,469,100	2,409,324
Thomson Reuters Corp.	141,400	5,269,978
Time Warner Cable, Inc.	134,002	8,848,152
Time Warner, Inc.	414,426	13,332,084
Valassis Communications, Inc.*	18,800	608,180
Viacom, Inc., Class B	229,660	9,096,832
Virgin Media, Inc.	135,100	3,680,124
Walt Disney Co.	704,068	26,409,591
Washington Post Co., Class B	2,300	1,010,850
World Wrestling Entertainment, Inc., Class A	32,700	465,648

		159,043,095

Multiline Retail (0.8%)
Big Lots, Inc.*	36,400	1,108,744
Dillard’s, Inc., Class A	18,200	690,508
Dollar General Corp.*	26,400	809,688
Dollar Tree, Inc.*	46,425	2,603,514
Family Dollar Stores, Inc.	45,250	2,249,377
J.C. Penney Co., Inc.	86,650	2,799,662
Kohl’s Corp.*	116,010	6,303,983
Macy’s, Inc.	159,600	4,037,880
Nordstrom, Inc.	63,190	2,677,992
Saks, Inc.*	86,100	921,270
Sears Holdings Corp.*	20,900	1,541,375
Target Corp.	268,660	16,154,526

		41,898,519

Specialty Retail (2.1%)
Aaron’s, Inc.	27,400	558,686
Abercrombie & Fitch Co., Class A	36,600	2,109,258
Advance Auto Parts, Inc.	33,250	2,199,488
Aeropostale, Inc.*	35,300	869,792
American Eagle Outfitters, Inc.	79,100	1,157,233
AnnTaylor Stores Corp.*	24,500	671,055
AutoNation, Inc.*	27,500	775,500
AutoZone, Inc.*	10,490	2,859,469
Barnes & Noble, Inc.	24,670	349,081
bebe stores, Inc.	62,900	374,884
Bed Bath & Beyond, Inc.*	99,550	4,892,882
Best Buy Co., Inc.	118,210	4,053,421
Borders Group, Inc.*	1,010	909
Cabela’s, Inc.*	29,400	639,450
CarMax, Inc.*	81,950	2,612,566
Charming Shoppes, Inc.*	2,540	9,017
Chico’s FAS, Inc.	67,550	812,627
Children’s Place Retail Stores, Inc.*	10,450	518,738
Christopher & Banks Corp.	1,620	9,963
Dick’s Sporting Goods, Inc.*	41,500	1,556,250
Dress Barn, Inc.*	22,400	591,808
Foot Locker, Inc.	68,400	1,342,008
GameStop Corp., Class A*	65,200	1,491,776

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/COMMON STOCK INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2010

	Number of Shares	Value (Note 1)

Gap, Inc.	173,590	$3,843,283
Guess?, Inc.	29,000	1,372,280
hhgregg, Inc.*	60	1,257
Home Depot, Inc.	605,960	21,244,958
J. Crew Group, Inc.*	29,300	1,264,002
Jo-Ann Stores, Inc.*	9,800	590,156
Limited Brands, Inc.	100,690	3,094,204
Lowe’s Cos., Inc.	522,640	13,107,811
Men’s Wearhouse, Inc.	19,100	477,118
New York & Co., Inc.*	1,660	7,337
Office Depot, Inc.*	104,200	562,680
OfficeMax, Inc.*	32,100	568,170
O’Reilly Automotive, Inc.*	56,950	3,440,919
PetSmart, Inc.	50,500	2,010,910
RadioShack Corp.	61,100	1,129,739
Rent-A-Center, Inc.	33,110	1,068,791
Ross Stores, Inc.	46,280	2,927,210
Signet Jewelers Ltd.*	32,380	1,405,292
Sonic Automotive, Inc., Class A	990	13,108
Stage Stores, Inc.	1,110	19,247
Staples, Inc.	275,950	6,283,381
Systemax, Inc.*	1,000	14,100
Tiffany & Co.	46,000	2,864,420
TJX Cos., Inc.	154,200	6,844,938
Tractor Supply Co.	31,000	1,503,190
Urban Outfitters, Inc.*	49,350	1,767,223
Wet Seal, Inc., Class A*	3,010	11,137
Williams-Sonoma, Inc.	35,800	1,277,702
Zumiez, Inc.*	1,260	33,856

		109,204,280

Textiles, Apparel & Luxury Goods (0.6%)
American Apparel, Inc.*	280	465
Carter’s, Inc.*	24,680	728,307
Coach, Inc.	115,320	6,378,349
Crocs, Inc.*	31,190	533,973
Deckers Outdoor Corp.*	18,000	1,435,320
Fossil, Inc.*	19,100	1,346,168
Hanesbrands, Inc.*	42,700	1,084,580
Iconix Brand Group, Inc.*	26,000	502,060
K-Swiss, Inc., Class A*	350	4,365
Liz Claiborne, Inc.*	71,600	512,656
Maidenform Brands, Inc.*	310	7,369
Movado Group, Inc.*	280	4,519
NIKE, Inc., Class B	128,780	11,000,388
Oxford Industries, Inc.	990	25,354
Perry Ellis International, Inc.*	700	19,229
Phillips-Van Heusen Corp.	23,440	1,476,954
Polo Ralph Lauren Corp.	21,170	2,348,176
Skechers U.S.A., Inc., Class A*	13,100	262,000
Steven Madden Ltd.*	90	3,755
Timberland Co., Class A*	3,000	73,770
Under Armour, Inc., Class A*	12,900	707,436
Unifi, Inc.*	736	12,460
VF Corp.	32,700	2,818,086
Volcom, Inc.	190	3,585
Warnaco Group, Inc.*	22,800	1,255,596
Wolverine World Wide, Inc.	21,100	672,668

		33,217,588

Total Consumer Discretionary		581,589,551

	Number of Shares	Value (Note 1)

Consumer Staples (9.0%)
Beverages (2.0%)
Brown-Forman Corp., Class B	44,800	$3,118,976
Central European Distribution Corp.*	17,900	409,910
Coca-Cola Co.	759,470	49,950,342
Coca-Cola Enterprises, Inc.	119,500	2,991,085
Constellation Brands, Inc., Class A*	67,300	1,490,695
Dr. Pepper Snapple Group, Inc.	92,910	3,266,716
Hansen Natural Corp.*	25,000	1,307,000
Molson Coors Brewing Co., Class B	49,250	2,471,857
PepsiCo, Inc.	577,090	37,701,290

		102,707,871

Food & Staples Retailing (2.0%)
BJ’s Wholesale Club, Inc.*	20,400	977,160
Casey’s General Stores, Inc.	19,210	816,617
Costco Wholesale Corp.	158,850	11,470,558
CVS Caremark Corp.	498,910	17,347,101
Kroger Co.	243,810	5,451,591
Ruddick Corp.	16,800	618,912
Safeway, Inc.	146,940	3,304,681
SUPERVALU, Inc.	80,200	772,326
Sysco Corp.	223,650	6,575,310
United Natural Foods, Inc.*	20,200	740,936
Walgreen Co.	331,280	12,906,669
Wal-Mart Stores, Inc.	693,320	37,390,748
Whole Foods Market, Inc.*	53,500	2,706,565

		101,079,174

Food Products (1.6%)
Archer-Daniels-Midland Co.	243,160	7,314,253
Bunge Ltd.	51,980	3,405,730
Campbell Soup Co.	69,500	2,415,125
ConAgra Foods, Inc.	168,450	3,803,601
Corn Products International, Inc.	30,600	1,407,600
Dean Foods Co.*	65,000	574,600
Del Monte Foods Co.	86,610	1,628,268
Flowers Foods, Inc.	28,800	775,008
General Mills, Inc.	250,900	8,929,531
Green Mountain Coffee Roasters, Inc.*	41,766	1,372,431
H.J. Heinz Co.	119,600	5,915,416
Hershey Co.	56,150	2,647,472
Hormel Foods Corp.	26,100	1,337,886
J.M. Smucker Co.	44,927	2,949,458
Kellogg Co.	97,400	4,975,192
Kraft Foods, Inc., Class A	588,010	18,528,195
McCormick & Co., Inc. (Non-Voting)	48,950	2,277,643
Mead Johnson Nutrition Co.	73,000	4,544,250
Ralcorp Holdings, Inc.*	20,800	1,352,208
Sara Lee Corp.	250,050	4,378,375
Smithfield Foods, Inc.*	52,000	1,072,760
TreeHouse Foods, Inc.*	15,900	812,331
Tyson Foods, Inc., Class A	112,900	1,944,138

		84,361,471

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/COMMON STOCK INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2010

	Number of Shares	Value (Note 1)

Household Products (1.9%)
Church & Dwight Co., Inc.	28,950	$1,998,129
Clorox Co.	51,650	3,268,412
Colgate-Palmolive Co.	178,910	14,378,997
Energizer Holdings, Inc.*	25,850	1,884,465
Kimberly-Clark Corp.	148,500	9,361,440
Procter & Gamble Co.	1,030,480	66,290,778

		97,182,221

Personal Products (0.2%)
Alberto-Culver Co.	32,400	1,200,096
Avon Products, Inc.	161,950	4,706,267
Estee Lauder Cos., Inc., Class A	41,950	3,385,365
Herbalife Ltd.	22,700	1,551,999
Nu Skin Enterprises, Inc., Class A	18,100	547,706

		11,391,433

Tobacco (1.3%)
Altria Group, Inc.	763,490	18,797,124
Lorillard, Inc.	57,750	4,738,965
Philip Morris International, Inc.	670,730	39,257,827
Reynolds American, Inc.	127,000	4,142,740

		66,936,656

Total Consumer Staples		463,658,826

Energy (11.2%)
Energy Equipment & Services (2.3%)
Allis-Chalmers Energy, Inc.*	1,490	10,564
Atwood Oceanics, Inc.*	25,000	934,250
Baker Hughes, Inc.	162,184	9,272,059
Basic Energy Services, Inc.*	1,750	28,840
Bristow Group, Inc.*	13,300	629,755
Cameron International Corp.*	89,550	4,542,872
CARBO Ceramics, Inc.	7,200	745,488
Complete Production Services, Inc.*	27,980	826,809
Core Laboratories N.V.	16,800	1,496,040
Diamond Offshore Drilling, Inc.	30,510	2,040,204
Dresser-Rand Group, Inc.*	37,500	1,597,125
Dril-Quip, Inc.*	12,800	994,816
Exterran Holdings, Inc.*	23,900	572,405
FMC Technologies, Inc.*	46,000	4,089,860
Gulfmark Offshore, Inc., Class A*	13,500	410,400
Halliburton Co.	329,130	13,438,378
Helmerich & Payne, Inc.	35,600	1,725,888
Hercules Offshore, Inc.*	350	1,211
Key Energy Services, Inc.*	45,100	585,398
Lufkin Industries, Inc.	11,000	686,290
McDermott International, Inc.*	84,700	1,752,443
Nabors Industries Ltd.*	118,390	2,777,429
National Oilwell Varco, Inc.	149,980	10,086,155
Oceaneering International, Inc.*	20,800	1,531,504
Oil States International, Inc.*	18,900	1,211,301
Patterson-UTI Energy, Inc.	63,600	1,370,580
Pride International, Inc.*	75,720	2,498,760
Rowan Cos., Inc.*	43,300	1,511,603
Schlumberger Ltd.	492,555	41,128,342

	Number of Shares	Value (Note 1)

SEACOR Holdings, Inc.	8,500	$859,265
Superior Energy Services, Inc.*	29,730	1,040,253
T-3 Energy Services, Inc.*	720	28,678
TETRA Technologies, Inc.*	1,460	17,330
Tidewater, Inc.	19,600	1,055,264
Unit Corp.*	20,200	938,896
Weatherford International Ltd.*	279,900	6,381,720
Willbros Group, Inc.*	44,500	436,990

		119,255,165

Oil, Gas & Consumable Fuels (8.9%)
Alpha Natural Resources, Inc.*	49,067	2,945,492
Anadarko Petroleum Corp.	179,180	13,646,349
Apache Corp.	138,880	16,558,662
Arch Coal, Inc.	68,500	2,401,610
Atlas Energy, Inc.*	29,600	1,301,512
Berry Petroleum Co., Class A	23,500	1,026,950
Bill Barrett Corp.*	20,430	840,286
BPZ Resources, Inc.*	56,300	267,988
Brigham Exploration Co.*	44,000	1,198,560
Cabot Oil & Gas Corp.	39,300	1,487,505
Chesapeake Energy Corp.	232,910	6,034,698
Chevron Corp.	724,300	66,092,375
Cimarex Energy Co.	35,160	3,112,715
Comstock Resources, Inc.*	17,900	439,624
Concho Resources, Inc.*	36,800	3,226,256
ConocoPhillips	535,050	36,436,905
Consol Energy, Inc.	80,350	3,916,259
Continental Resources, Inc.*	11,600	682,660
CVR Energy, Inc.*	50	759
Delek U.S. Holdings, Inc.	1,230	8,954
Denbury Resources, Inc.*	168,659	3,219,700
Devon Energy Corp.	161,830	12,705,273
El Paso Corp.	263,850	3,630,576
Energy XXI Bermuda Ltd.*	24,700	683,449
EOG Resources, Inc.	95,700	8,747,937
EQT Corp.	56,800	2,546,912
EXCO Resources, Inc.	55,500	1,077,810
Exxon Mobil Corp.#	1,823,644	133,344,849
Forest Oil Corp.*	42,500	1,613,725
Frontier Oil Corp.*	45,970	827,920
Frontline Ltd.	18,100	459,197
General Maritime Corp.	558	1,813
Hess Corp.	110,220	8,436,239
Holly Corp.	16,200	660,474
Marathon Oil Corp.	253,890	9,401,547
Massey Energy Co.	34,900	1,872,385
McMoRan Exploration Co.*	30,200	517,628
Murphy Oil Corp.	72,420	5,398,911
Newfield Exploration Co.*	49,650	3,580,262
Noble Energy, Inc.	64,430	5,546,134
Nordic American Tanker Shipping Ltd.	14,600	379,892
Northern Oil and Gas, Inc.*	19,300	525,153
Occidental Petroleum Corp.	295,360	28,974,816
Overseas Shipholding Group, Inc.	11,700	414,414
Patriot Coal Corp.*	28,000	542,360
Peabody Energy Corp.	101,600	6,500,368
Petrohawk Energy Corp.*	107,500	1,961,875
PetroQuest Energy, Inc.*	420	3,163

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/COMMON STOCK INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2010

	Number of Shares	Value (Note 1)

Pioneer Natural Resources Co.	43,850	$3,807,057
Plains Exploration & Production Co.*	51,850	1,666,459
QEP Resources, Inc.	66,200	2,403,722
Quicksilver Resources, Inc.*	44,800	660,352
Range Resources Corp.	65,750	2,957,435
Rosetta Resources, Inc.*	19,900	749,036
SandRidge Energy, Inc.*	122,244	894,826
SM Energy Co.	25,800	1,520,394
Southern Union Co.	49,900	1,201,093
Southwestern Energy Co.*	130,850	4,897,716
Spectra Energy Corp.	245,000	6,122,550
Stone Energy Corp.*	18,200	405,678
Sunoco, Inc.	45,600	1,838,136
Swift Energy Co.*	16,320	638,928
Teekay Corp.	15,500	512,740
Tesoro Corp.*	55,810	1,034,717
Ultra Petroleum Corp.*	57,500	2,746,775
Valero Energy Corp.	223,430	5,165,702
W&T Offshore, Inc.	1,110	19,836
Western Refining, Inc.*	50,200	531,116
Whiting Petroleum Corp.*	21,500	2,519,585
Williams Cos., Inc.	220,900	5,460,648
World Fuel Services Corp.	27,400	990,784

		453,946,186

Total Energy		573,201,351

Financials (16.3%)
Capital Markets (2.6%)
Affiliated Managers Group, Inc.*	19,440	1,928,837
American Capital Ltd.*	128,405	970,742
Ameriprise Financial, Inc.	97,360	5,603,068
Apollo Investment Corp.	65,308	722,960
Ares Capital Corp.	70,900	1,168,432
Bank of New York Mellon Corp.	439,350	13,268,370
BGC Partners, Inc., Class A	300	2,493
BlackRock, Inc.	33,410	6,367,278
Charles Schwab Corp.	374,034	6,399,722
E*TRADE Financial Corp.*	83,210	1,331,360
Eaton Vance Corp.	46,940	1,418,996
Federated Investors, Inc., Class B	36,800	963,056
Franklin Resources, Inc.	55,330	6,153,249
GFI Group, Inc.	620	2,908
Goldman Sachs Group, Inc.	184,200	30,975,072
Greenhill & Co., Inc.	10,900	890,312
Invesco Ltd.	180,800	4,350,048
Janus Capital Group, Inc.	67,400	874,178
Jefferies Group, Inc.	59,800	1,592,474
KBW, Inc.	18,300	510,936
Knight Capital Group, Inc., Class A*	35,710	492,441
LaBranche & Co., Inc.*	4,530	16,308
Lazard Ltd., Class A	34,700	1,370,303
Legg Mason, Inc.	57,050	2,069,203
MF Global Holdings Ltd.*	820	6,855
Morgan Stanley	550,173	14,970,207
Northern Trust Corp.	91,450	5,067,244
Penson Worldwide, Inc.*	740	3,619

	Number of Shares	Value (Note 1)

Piper Jaffray Cos., Inc.*	12,500	$437,625
Raymond James Financial, Inc.	37,500	1,226,250
SEI Investments Co.	59,650	1,419,073
State Street Corp.	189,650	8,788,381
Stifel Financial Corp.*	11,212	695,592
SWS Group, Inc.	1,820	9,191
T. Rowe Price Group, Inc.	98,180	6,336,537
TD Ameritrade Holding Corp.	88,136	1,673,703
Virtus Investment Partners, Inc.*	91	4,129
Waddell & Reed Financial, Inc., Class A	32,120	1,133,515

		131,214,667

Commercial Banks (3.0%)
Associated Banc-Corp	65,400	990,810
BancFirst Corp.	8,900	366,591
BancorpSouth, Inc.	31,550	503,222
Bank of Hawaii Corp.	20,900	986,689
Bank of the Ozarks, Inc.	13,600	589,560
BB&T Corp.	261,650	6,878,779
BOK Financial Corp.	9,750	520,650
Boston Private Financial Holdings, Inc.	58,230	381,407
Capital City Bank Group, Inc.	15,400	194,040
CapitalSource, Inc.	100,680	714,828
Cathay General Bancorp	21,630	361,221
CIT Group, Inc.*	75,600	3,560,760
City Holding Co.	11,030	399,617
City National Corp./California	17,200	1,055,392
CoBiz Financial, Inc.	190	1,155
Columbia Banking System, Inc.	360	7,582
Comerica, Inc.	66,600	2,813,184
Commerce Bancshares, Inc./Missouri	27,506	1,092,813
Community Bank System, Inc.	17,900	497,083
Community Trust Bancorp, Inc.	13,600	393,856
Cullen/Frost Bankers, Inc.	24,500	1,497,440
CVB Financial Corp.	35,000	303,450
East West Bancorp, Inc.	55,900	1,092,845
Fifth Third Bancorp	300,450	4,410,606
First Bancorp/Puerto Rico*	42,400	19,504
First Busey Corp.	24,100	113,270
First Citizens BancShares, Inc./North Carolina, Class A	2,800	529,340
First Commonwealth Financial Corp.	38,600	273,288
First Financial Bancorp	32,400	598,752
First Financial Bankshares, Inc.	9,000	460,620
First Financial Corp./Indiana	10,700	375,998
First Horizon National Corp.*	104,763	1,234,105
First Midwest Bancorp, Inc./Illinois	20,700	238,464
FirstMerit Corp.	34,795	688,593
Fulton Financial Corp.	75,000	775,500
Glacier Bancorp, Inc.	24,600	371,706
Hancock Holding Co.	11,100	386,946
Huntington Bancshares, Inc./Ohio	270,900	1,861,083
IBERIABANK Corp.	8,400	496,692
Independent Bank Corp./Massachusetts	16,700	451,735

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/COMMON STOCK INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2010

	Number of Shares	Value (Note 1)

International Bancshares Corp.	22,010	$440,860
Investors Bancorp, Inc.*	30,300	397,536
KeyCorp	339,300	3,002,805
M&T Bank Corp.	29,699	2,585,298
MainSource Financial Group, Inc.	240	2,498
Marshall & Ilsley Corp.	170,900	1,182,628
NBT Bancorp, Inc.	16,500	398,475
Old National Bancorp/Indiana	28,300	336,487
PacWest Bancorp	15,730	336,307
Park National Corp.	6,500	472,355
Pinnacle Financial Partners, Inc.*	15,700	213,206
PNC Financial Services Group, Inc.	189,718	11,519,677
Popular, Inc.*	380,500	1,194,770
PrivateBancorp, Inc.	12,900	185,502
Prosperity Bancshares, Inc.	15,900	624,552
Regions Financial Corp.	498,900	3,492,300
Republic Bancorp, Inc./Kentucky, Class A	18,900	448,875
S&T Bancorp, Inc.	13,000	293,670
Sandy Spring Bancorp, Inc.	10	184
Signature Bank/New York*	14,900	745,000
Simmons First National Corp., Class A	30	855
Sterling Bancorp/New York	90	942
SunTrust Banks, Inc.	188,950	5,575,915
Susquehanna Bancshares, Inc.	35,400	342,672
SVB Financial Group*	13,400	710,870
Synovus Financial Corp.	296,100	781,704
TCF Financial Corp.	56,950	843,430
Texas Capital Bancshares, Inc.*	25,300	538,131
Tompkins Financial Corp.	9,239	361,799
TowneBank/Virginia	19,300	306,677
Trico Bancshares	50	808
Trustmark Corp.	23,350	580,014
U.S. Bancorp	702,790	18,954,246
UMB Financial Corp.	13,250	548,815
Umpqua Holdings Corp.	27,590	336,046
United Bankshares, Inc.	15,700	458,440
United Community Banks, Inc./Georgia*	36,021	70,241
Valley National Bancorp	65,152	931,674
Webster Financial Corp.	25,700	506,290
Wells Fargo & Co.	1,754,719	54,378,742
WesBanco, Inc.	16,900	320,424
Westamerica Bancorp	12,600	698,922
Western Alliance Bancorp*	35,020	257,747
Whitney Holding Corp./Louisiana	27,570	390,116
Wilmington Trust Corp.	28,400	123,256
Zions Bancorp	64,500	1,562,835

		155,943,772

Consumer Finance (0.6%)
American Express Co.	382,556	16,419,303
Capital One Financial Corp.	172,570	7,344,579
Cash America International, Inc.	14,600	539,178
Discover Financial Services	204,870	3,796,241
Dollar Financial Corp.*	540	15,460

	Number of Shares	Value (Note 1)

First Cash Financial Services, Inc.*	350	$10,846
Nelnet, Inc., Class A	1,130	26,770
SLM Corp.*	189,684	2,388,122
Student Loan Corp.	90	2,920

		30,543,419

Diversified Financial Services (3.2%)
Bank of America Corp.	3,606,882	48,115,806
Citigroup, Inc.*	7,605,422	35,973,646
CME Group, Inc.	24,833	7,990,018
Encore Capital Group, Inc.*	210	4,924
Interactive Brokers Group, Inc., Class A	22,340	398,099
IntercontinentalExchange, Inc.*	27,950	3,330,242
JPMorgan Chase & Co.	1,423,625	60,390,172
Leucadia National Corp.	70,050	2,044,059
Life Partners Holdings, Inc.	60	1,148
MarketAxess Holdings, Inc.	60	1,249
Moody’s Corp.	91,750	2,435,045
MSCI, Inc., Class A*	36,334	1,415,573
NASDAQ OMX Group, Inc.*	59,000	1,398,890
NYSE Euronext	93,350	2,798,633
PHH Corp.*	860	19,909
PICO Holdings, Inc.*	60	1,908

		166,319,321

Insurance (4.0%)
ACE Ltd.	128,000	7,968,000
Aflac, Inc.	168,050	9,483,062
Alleghany Corp.*	2,500	765,925
Allied World Assurance Co. Holdings Ltd.	19,080	1,134,115
Allstate Corp.	203,340	6,482,479
Alterra Capital Holdings Ltd.	26,900	582,116
American Equity Investment Life Holding Co.	2,100	26,355
American Financial Group, Inc./Ohio	33,330	1,076,226
American International Group, Inc.*	45,636	2,629,546
American National Insurance Co.	6,620	566,804
AMERISAFE, Inc.*	840	14,700
Aon Corp.	128,278	5,902,071
Arch Capital Group Ltd.*	18,700	1,646,535
Argo Group International Holdings Ltd.	13,329	499,171
Arthur J. Gallagher & Co.	39,500	1,148,660
Aspen Insurance Holdings Ltd.	29,270	837,707
Assurant, Inc.	48,100	1,852,812
Assured Guaranty Ltd.	69,700	1,233,690
Axis Capital Holdings Ltd.	47,870	1,717,576
Berkshire Hathaway, Inc., Class B*	623,600	49,956,596
Brown & Brown, Inc.	49,800	1,192,212
Chubb Corp.	110,860	6,611,690
Cincinnati Financial Corp.	65,020	2,060,484
CNO Financial Group, Inc.*	84,000	569,520
Delphi Financial Group, Inc., Class A	690	19,900
EMC Insurance Group, Inc.	30	679

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/COMMON STOCK INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2010

	Number of Shares	Value (Note 1)

Employers Holdings, Inc.	31,180	$545,026
Endurance Specialty Holdings Ltd.	24,000	1,105,680
Erie Indemnity Co., Class A	10,800	707,076
Everest Reinsurance Group Ltd.	21,800	1,849,076
FBL Financial Group, Inc., Class A	190	5,447
Fidelity National Financial, Inc., Class A	86,800	1,187,424
First American Financial Corp.	39,300	587,142
Flagstone Reinsurance Holdings S.A.	40,000	504,000
Genworth Financial, Inc., Class A*	183,700	2,413,818
Gerova Financial Group Ltd.*	7,700	231,000
Global Indemnity plc*	180	3,681
Hanover Insurance Group, Inc.	22,290	1,041,389
Harleysville Group, Inc.	13,310	489,009
Hartford Financial Services Group, Inc.	172,910	4,580,386
HCC Insurance Holdings, Inc.	52,780	1,527,453
Lincoln National Corp.	114,350	3,180,074
Loews Corp.	118,992	4,629,979
Markel Corp.*	3,700	1,399,081
Marsh & McLennan Cos., Inc.	204,650	5,595,131
MBIA, Inc.*	75,600	906,444
Mercury General Corp.	11,300	486,013
MetLife, Inc.	240,260	10,677,155
Montpelier Reinsurance Holdings Ltd.	25,800	514,452
National Interstate Corp.	10	214
National Western Life Insurance Co., Class A	2,100	350,112
Navigators Group, Inc.*	8,380	421,933
Old Republic International Corp.	99,094	1,350,651
PartnerReinsurance Ltd.	33,260	2,672,441
Phoenix Cos., Inc.*	84,810	215,417
Platinum Underwriters Holdings Ltd.	21,680	974,950
Presidential Life Corp.	250	2,483
Primerica, Inc.	22,000	533,500
Principal Financial Group, Inc.	114,900	3,741,144
ProAssurance Corp.*	13,700	830,220
Progressive Corp.	253,500	5,037,045
Protective Life Corp.	44,800	1,193,472
Prudential Financial, Inc.	166,031	9,747,680
Reinsurance Group of America, Inc.	26,010	1,396,997
RenaissanceReinsurance Holdings Ltd.	20,100	1,280,169
RLI Corp.	8,140	427,920
Safety Insurance Group, Inc.	11,300	537,541
Selective Insurance Group, Inc.	23,400	424,710
StanCorp Financial Group, Inc.	22,680	1,023,775
State Auto Financial Corp.	270	4,703
Stewart Information Services Corp.	250	2,883
Symetra Financial Corp.	38,300	524,710
Torchmark Corp.	29,980	1,791,005
Transatlantic Holdings, Inc.	24,300	1,254,366

	Number of Shares	Value (Note 1)

Travelers Cos., Inc.	174,870	$9,742,008
United Fire & Casualty Co.	18,570	414,482
Unitrin, Inc.	21,400	525,156
Unum Group	125,800	3,046,876
Validus Holdings Ltd.	30,818	943,339
W. R. Berkley Corp.	52,900	1,448,402
Wesco Financial Corp.	1,400	515,774
White Mountains Insurance Group Ltd.	3,900	1,308,840
XL Group plc	129,370	2,822,853

		206,652,338

Real Estate Investment Trusts (REITs) (2.5%)
Alexander’s, Inc. (REIT)	1,300	535,964
Alexandria Real Estate Equities, Inc. (REIT)	18,480	1,353,845
AMB Property Corp. (REIT)	63,610	2,017,073
American Campus Communities, Inc. (REIT)	19,200	609,792
American Capital Agency Corp. (REIT)	18,400	528,816
Annaly Capital Management, Inc. (REIT)	229,258	4,108,303
Apartment Investment & Management Co. (REIT), Class A	43,188	1,115,978
AvalonBay Communities, Inc. (REIT)	31,149	3,505,820
BioMed Realty Trust, Inc. (REIT)	35,200	656,480
Boston Properties, Inc. (REIT)	55,170	4,750,137
Brandywine Realty Trust (REIT)	51,000	594,150
BRE Properties, Inc. (REIT)	24,160	1,050,960
Camden Property Trust (REIT)	24,880	1,343,022
CBL & Associates Properties, Inc. (REIT)	77,091	1,349,092
Chimera Investment Corp. (REIT)	360,700	1,482,477
Colonial Properties Trust (REIT)	28,200	509,010
CommonWealth REIT (REIT)	33,000	841,830
Corporate Office Properties Trust/Maryland (REIT)	21,109	737,760
Cousins Properties, Inc. (REIT)	35,213	293,676
DCT Industrial Trust, Inc. (REIT)	91,400	485,334
Developers Diversified Realty Corp. (REIT)	84,708	1,193,536
DiamondRock Hospitality Co. (REIT)*	58,300	699,600
Digital Realty Trust, Inc. (REIT)	33,589	1,731,177
Douglas Emmett, Inc. (REIT)	53,300	884,780
Duke Realty Corp. (REIT)	84,800	1,056,608
DuPont Fabros Technology, Inc. (REIT)	17,600	374,352
EastGroup Properties, Inc. (REIT)	12,100	512,072
Entertainment Properties Trust (REIT)	14,840	686,350

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/COMMON STOCK INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2010

	Number of Shares	Value (Note 1)

Equity Lifestyle Properties, Inc. (REIT)	10,900	$609,637
Equity Residential (REIT)	106,987	5,557,975
Essex Property Trust, Inc. (REIT)	11,300	1,290,686
Extra Space Storage, Inc. (REIT)	33,000	574,200
Federal Realty Investment Trust (REIT)	27,780	2,164,895
Franklin Street Properties Corp. (REIT)	41,600	592,800
General Growth Properties, Inc. (REIT)	143,900	2,227,572
Hatteras Financial Corp. (REIT)	18,700	566,049
HCP, Inc. (REIT)	110,197	4,054,148
Health Care REIT, Inc. (REIT)	48,317	2,301,822
Highwoods Properties, Inc. (REIT)	29,530	940,530
Home Properties, Inc. (REIT)	13,610	755,219
Hospitality Properties Trust (REIT)	43,400	999,936
Host Hotels & Resorts, Inc. (REIT)	248,713	4,444,501
Inland Real Estate Corp. (REIT)	39,600	348,480
Investors Real Estate Trust (REIT)	42,400	380,328
Kilroy Realty Corp. (REIT)	14,700	536,109
Kimco Realty Corp. (REIT)	162,122	2,924,681
LaSalle Hotel Properties (REIT)	37,300	984,720
Lexington Realty Trust (REIT)	69,728	554,338
Liberty Property Trust (REIT)	43,552	1,390,180
Macerich Co. (REIT)	49,084	2,325,109
Mack-Cali Realty Corp. (REIT)	31,539	1,042,679
MFA Financial, Inc. (REIT)	87,250	711,960
Mid-America Apartment Communities, Inc. (REIT)	11,400	723,786
National Retail Properties, Inc. (REIT)	38,290	1,014,685
Nationwide Health Properties, Inc. (REIT)	47,714	1,735,835
Omega Healthcare Investors, Inc. (REIT)	35,140	788,542
Plum Creek Timber Co., Inc. (REIT)	61,614	2,307,444
Post Properties, Inc. (REIT)	18,200	660,660
ProLogis (REIT)	191,206	2,761,015
Public Storage (REIT)	52,402	5,314,611
Rayonier, Inc. (REIT)	34,350	1,804,062
Realty Income Corp. (REIT)	45,831	1,567,420
Regency Centers Corp. (REIT)	31,486	1,329,969
Sabra Healthcare REIT, Inc. (REIT)	12,500	230,000
Saul Centers, Inc. (REIT)	11,800	558,730
Senior Housing Properties Trust (REIT)	54,290	1,191,123
Simon Property Group, Inc. (REIT)	105,559	10,502,065
SL Green Realty Corp. (REIT)	35,100	2,369,601

	Number of Shares	Value (Note 1)

Tanger Factory Outlet Centers (REIT)	14,750	$755,052
Taubman Centers, Inc. (REIT)	20,600	1,039,888
UDR, Inc. (REIT)	64,036	1,506,127
Ventas, Inc. (REIT)	59,304	3,112,274
Vornado Realty Trust (REIT)	63,847	5,320,371
Walter Investment Management Corp. (REIT)	8,947	160,509
Washington Real Estate Investment Trust (REIT)	24,370	755,226
Weingarten Realty Investors (REIT)	36,986	878,787
Weyerhaeuser Co. (REIT)	197,633	3,741,193

		125,415,523

Real Estate Management & Development (0.1%)
Avatar Holdings, Inc.*	70	1,387
CB Richard Ellis Group, Inc., Class A*	108,150	2,214,912
Forest City Enterprises, Inc., Class A*	50,700	846,183
Forestar Group, Inc.*	60	1,158
Howard Hughes Corp.*	9,195	500,392
Jones Lang LaSalle, Inc.	16,500	1,384,680
St. Joe Co.*	40,442	883,658

		5,832,370

Thrifts & Mortgage Finance (0.3%)
Astoria Financial Corp.	37,100	516,061
Bank Mutual Corp.	38,400	183,552
Beneficial Mutual Bancorp, Inc.*	36,500	322,295
Brookline Bancorp, Inc.	37,000	401,450
Capitol Federal Financial, Inc.	30,786	366,665
Dime Community Bancshares, Inc.	27,100	395,389
Doral Financial Corp.*	57,000	78,660
First Niagara Financial Group, Inc.	79,000	1,104,420
Hudson City Bancorp, Inc.	178,590	2,275,237
Kearny Financial Corp.	36,700	315,620
MGIC Investment Corp.*	75,800	772,402
New York Community Bancorp, Inc.	164,650	3,103,652
NewAlliance Bancshares, Inc.	39,950	598,451
Northwest Bancshares, Inc.	38,475	452,466
OceanFirst Financial Corp.	40	515
Ocwen Financial Corp.*	1,700	16,218
Oritani Financial Corp.	37,350	457,164
People’s United Financial, Inc.	134,800	1,888,548
PMI Group, Inc.*	790	2,607
TFS Financial Corp.	36,000	324,720
TrustCo Bank Corp. NY	38,400	243,456
Washington Federal, Inc.	42,500	719,100

		14,538,648

Total Financials		836,460,058

Health Care (11.2%)
Biotechnology (1.5%)
Alexion Pharmaceuticals, Inc.*	32,500	2,617,875
Alnylam Pharmaceuticals, Inc.*	15,400	151,844

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/COMMON STOCK INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2010

	Number of Shares	Value (Note 1)

Amgen, Inc.*	351,140	$19,277,586
Amylin Pharmaceuticals, Inc.*	61,100	898,781
Biogen Idec, Inc.*	90,060	6,038,523
BioMarin Pharmaceutical, Inc.*	44,600	1,201,078
Celgene Corp.*	165,600	9,793,584
Cephalon, Inc.*	28,150	1,737,418
Cubist Pharmaceuticals, Inc.*	23,500	502,900
Dendreon Corp.*	50,250	1,754,730
Emergent Biosolutions, Inc.*	20,900	490,314
Enzon Pharmaceuticals, Inc.*	520	6,328
Genomic Health, Inc.*	20,600	440,634
Genzyme Corp.*	100,850	7,180,520
Gilead Sciences, Inc.*	309,600	11,219,904
Human Genome Sciences, Inc.*	67,800	1,619,742
Incyte Corp.*	36,700	607,752
InterMune, Inc.*	16,300	593,320
Ironwood Pharmaceuticals, Inc.*	36,300	375,705
Isis Pharmaceuticals, Inc.*	37,500	379,500
Martek Biosciences Corp.*	15,450	483,585
Myriad Genetics, Inc.*	39,050	891,902
Onyx Pharmaceuticals, Inc.*	23,500	866,445
Osiris Therapeutics, Inc.*	23,300	181,507
Pharmasset, Inc.*	10,500	455,805
Regeneron Pharmaceuticals, Inc.*	24,500	804,335
Savient Pharmaceuticals, Inc.*	24,700	275,158
Talecris Biotherapeutics Holdings Corp.*	22,100	514,930
Theravance, Inc.*	22,600	566,582
United Therapeutics Corp.*	18,700	1,182,214
Vertex Pharmaceuticals, Inc.*	76,400	2,676,292

		75,786,793

Health Care Equipment & Supplies (2.1%)
ABIOMED, Inc.*	28,300	271,963
Alcon, Inc.	26,200	4,281,080
Alere, Inc.*	33,150	1,213,290
American Medical Systems Holdings, Inc.*	38,800	731,768
Analogic Corp.	10,710	530,252
Baxter International, Inc.	213,380	10,801,295
Beckman Coulter, Inc.	27,500	2,068,825
Becton, Dickinson and Co.	88,240	7,458,045
Boston Scientific Corp.*	573,300	4,339,881
C.R. Bard, Inc.	35,980	3,301,885
CareFusion Corp.*	76,000	1,953,200
CONMED Corp.*	16,400	433,452
Cooper Cos., Inc.	16,800	946,512
Covidien plc	189,500	8,652,570
CryoLife, Inc.*	650	3,523
DENTSPLY International, Inc.	63,200	2,159,544
Edwards Lifesciences Corp.*	45,500	3,678,220
Exactech, Inc.*	240	4,517
Gen-Probe, Inc.*	24,050	1,403,317
Greatbatch, Inc.*	16,300	393,645
Haemonetics Corp.*	10,900	688,662
Hill-Rom Holdings, Inc.	25,930	1,020,864
Hologic, Inc.*	109,600	2,062,672
ICU Medical, Inc.*	12,600	459,900
IDEXX Laboratories, Inc.*	23,300	1,612,826
Immucor, Inc.*	30,700	608,781

	Number of Shares	Value (Note 1)

Intuitive Surgical, Inc.*	14,800	$3,814,700
Kensey Nash Corp.*	290	8,071
Kinetic Concepts, Inc.*	25,080	1,050,350
Masimo Corp.	19,800	575,586
Medtronic, Inc.	401,840	14,904,246
Meridian Bioscience, Inc.	17,700	409,932
Merit Medical Systems, Inc.*	25,300	400,499
Natus Medical, Inc.*	590	8,366
NuVasive, Inc.*	15,950	409,117
Palomar Medical Technologies, Inc.*	10	142
Quidel Corp.*	26,740	386,393
ResMed, Inc.*	66,300	2,296,632
St. Jude Medical, Inc.*	123,500	5,279,625
STERIS Corp.	25,760	939,210
Stryker Corp.	119,070	6,394,059
Teleflex, Inc.	15,100	812,531
Thoratec Corp.*	23,300	659,856
Varian Medical Systems, Inc.*	45,310	3,139,077
Volcano Corp.*	18,400	502,504
West Pharmaceutical Services, Inc.	14,200	585,040
Zimmer Holdings, Inc.*	80,400	4,315,872

		107,972,297

Health Care Providers & Services (2.1%)
Accretive Health, Inc.*	34,100	554,125
Aetna, Inc.	143,180	4,368,422
AMERIGROUP Corp.*	23,790	1,044,857
AmerisourceBergen Corp.	106,800	3,644,016
AMN Healthcare Services, Inc.*	780	4,789
Amsurg Corp.*	18,000	377,100
Brookdale Senior Living, Inc.*	32,400	693,684
Cardinal Health, Inc.	136,900	5,244,639
CardioNet, Inc.*	18,600	87,048
Catalyst Health Solutions, Inc.*	19,500	906,555
Chemed Corp.	8,400	533,484
CIGNA Corp.	104,640	3,836,102
Community Health Systems, Inc.*	36,400	1,360,268
Corvel Corp.*	90	4,351
Coventry Health Care, Inc.*	61,100	1,613,040
Cross Country Healthcare, Inc.*	40	339
DaVita, Inc.*	34,800	2,418,252
Emergency Medical Services Corp., Class A*	11,200	723,632
Express Scripts, Inc.*	203,900	11,020,795
Genoptix, Inc.*	10,700	203,514
Hanger Orthopedic Group, Inc.*	210	4,450
Health Management Associates, Inc., Class A*	94,600	902,484
Health Net, Inc.*	49,340	1,346,489
HealthSouth Corp.*	39,300	813,903
Healthspring, Inc.*	26,220	695,617
Henry Schein, Inc.*	38,350	2,354,306
HMS Holdings Corp.*	16,500	1,068,705
Humana, Inc.*	63,800	3,492,412
Laboratory Corp. of America Holdings*	39,450	3,468,444
Landauer, Inc.	7,900	473,763
LHC Group, Inc.*	12,800	384,000
LifePoint Hospitals, Inc.*	22,950	843,413

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/COMMON STOCK INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2010

	Number of Shares	Value (Note 1)

Lincare Holdings, Inc.	37,600	$1,008,808
Magellan Health Services, Inc.*	16,900	799,032
McKesson Corp.	90,580	6,375,020
MedCath Corp.*	470	6,556
Medco Health Solutions, Inc.*	161,400	9,888,978
MEDNAX, Inc.*	19,720	1,326,959
MWI Veterinary Supply, Inc.*	100	6,315
National Healthcare Corp.	9,200	425,684
Omnicare, Inc.	48,120	1,221,767
Owens & Minor, Inc.	26,850	790,195
Patterson Cos., Inc.	38,600	1,182,318
PharMerica Corp.*	22,370	256,136
PSS World Medical, Inc.*	25,500	576,300
Quest Diagnostics, Inc.	56,430	3,045,527
Select Medical Holdings Corp.*	61,900	452,489
Sun Healthcare Group, Inc.*	12,500	158,250
Tenet Healthcare Corp.*	183,100	1,224,939
UnitedHealth Group, Inc.	414,620	14,971,928
Universal Health Services, Inc., Class B	36,080	1,566,594
VCA Antech, Inc.*	36,850	858,237
WellPoint, Inc.*	147,580	8,391,399

		109,020,429

Health Care Technology (0.1%)
Allscripts Healthcare Solutions, Inc.*	49,450	952,902
athenahealth, Inc.*	11,900	487,662
Cerner Corp.*	27,200	2,576,928
Emdeon, Inc., Class A*	35,600	482,024
SXC Health Solutions Corp.*	23,200	994,352

		5,493,868

Life Sciences Tools & Services (0.7%)
Accelrys, Inc.*	366	3,038
Agilent Technologies, Inc.*	131,630	5,453,431
Albany Molecular Research, Inc.*	720	4,046
Bio-Rad Laboratories, Inc., Class A*	8,500	882,725
Bruker Corp.*	34,800	577,680
Charles River Laboratories International, Inc.*	30,150	1,071,531
Covance, Inc.*	24,500	1,259,545
Dionex Corp.*	8,280	977,123
eResearchTechnology, Inc.*	270	1,984
Illumina, Inc.*	44,300	2,805,962
Life Technologies Corp.*	72,293	4,012,262
Luminex Corp.*	18,500	338,180
Mettler-Toledo International, Inc.*	13,300	2,011,093
PAREXEL International Corp.*	22,070	468,546
PerkinElmer, Inc.	51,200	1,321,984
Pharmaceutical Product Development, Inc.	39,900	1,082,886
Sequenom, Inc.*	23,800	190,876
Techne Corp.	16,550	1,086,839
Thermo Fisher Scientific, Inc.*	155,150	8,589,104
Waters Corp.*	35,100	2,727,621

		34,866,456

	Number of Shares	Value (Note 1)

Pharmaceuticals (4.7%)
Abbott Laboratories, Inc.	563,050	$26,975,726
Allergan, Inc.	114,970	7,894,990
Auxilium Pharmaceuticals, Inc.*	19,350	408,285
Bristol-Myers Squibb Co.	630,430	16,693,786
Eli Lilly and Co.	369,810	12,958,142
Endo Pharmaceuticals Holdings, Inc.*	42,600	1,521,246
Forest Laboratories, Inc.*	113,430	3,627,491
Hospira, Inc.*	68,150	3,795,273
Impax Laboratories, Inc.*	23,700	476,607
Johnson & Johnson	994,560	61,513,536
King Pharmaceuticals, Inc.*	94,400	1,326,320
Medicines Co.*	26,000	367,380
Medicis Pharmaceutical Corp., Class A	33,880	907,645
Merck & Co., Inc.	1,120,990	40,400,480
Mylan, Inc.*	155,750	3,290,998
Nektar Therapeutics*	37,000	475,450
Perrigo Co.	32,300	2,045,559
Pfizer, Inc.	2,908,556	50,928,816
Salix Pharmaceuticals Ltd.*	21,500	1,009,640
Warner Chilcott plc, Class A	34,000	767,040
Watson Pharmaceuticals, Inc.*	45,320	2,340,778

		239,725,188

Total Health Care		572,865,031

Industrials (11.5%)
Aerospace & Defense (2.4%)
Aerovironment, Inc.*	12,600	338,058
Alliant Techsystems, Inc.*	14,400	1,071,792
American Science & Engineering, Inc.	6,000	511,380
BE Aerospace, Inc.*	47,060	1,742,632
Boeing Co.	278,300	18,161,858
Ceradyne, Inc.*	610	19,233
Curtiss-Wright Corp.	20,100	667,320
Esterline Technologies Corp.*	11,300	775,067
General Dynamics Corp.	130,670	9,272,343
Goodrich Corp.	47,290	4,164,830
HEICO Corp.	10,800	551,124
Herley Industries, Inc.*	90	1,559
Hexcel Corp.*	43,500	786,915
Honeywell International, Inc.	282,800	15,033,648
ITT Corp.	69,350	3,613,828
L-3 Communications Holdings, Inc.	43,770	3,085,347
Lockheed Martin Corp.	116,860	8,169,683
Moog, Inc., Class A*	18,400	732,320
Northrop Grumman Corp.	113,850	7,375,203
Orbital Sciences Corp.*	25,500	436,815
Precision Castparts Corp.	53,770	7,485,322
Raytheon Co.	144,090	6,677,131
Rockwell Collins, Inc.	59,550	3,469,383
Spirit AeroSystems Holdings, Inc., Class A*	47,700	992,637
Taser International, Inc.*	1,760	8,272
Teledyne Technologies, Inc.*	13,700	602,389
TransDigm Group, Inc.*	15,150	1,090,951
Triumph Group, Inc.	6,200	554,342

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/COMMON STOCK INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2010

	Number of Shares	Value (Note 1)

United Technologies Corp.	339,240	$26,704,973

		124,096,355

Air Freight & Logistics (0.8%)
Atlas Air Worldwide Holdings, Inc.*	9,800	547,134
C.H. Robinson Worldwide, Inc.	62,500	5,011,875
Expeditors International of Washington, Inc.	79,200	4,324,320
FedEx Corp.	112,950	10,505,479
Forward Air Corp.	17,900	508,002
Hub Group, Inc., Class A*	14,000	491,960
United Parcel Service, Inc., Class B	260,450	18,903,461
UTi Worldwide, Inc.	43,600	924,320

		41,216,551

Airlines (0.3%)
Alaska Air Group, Inc.*	13,500	765,315
Allegiant Travel Co.	11,300	556,412
AMR Corp.*	141,500	1,102,285
Copa Holdings S.A., Class A	11,600	682,544
Delta Air Lines, Inc.*	298,650	3,762,990
Hawaiian Holdings, Inc.*	1,650	12,936
JetBlue Airways Corp.*	75,300	497,733
Republic Airways Holdings, Inc.*	1,790	13,103
SkyWest, Inc.	30,300	473,286
Southwest Airlines Co.	279,200	3,624,016
U.S. Airways Group, Inc.*	54,300	543,543
United Continental Holdings, Inc.*	112,240	2,673,557

		14,707,720

Building Products (0.1%)
A.O. Smith Corp.	13,650	519,792
AAON, Inc.	510	14,387
American Woodmark Corp.	190	4,663
Insteel Industries, Inc.	1,300	16,237
Lennox International, Inc.	21,110	998,292
Masco Corp.	162,800	2,061,048
NCI Building Systems, Inc.*	56	783
Owens Corning, Inc.*	43,170	1,344,746
Quanex Building Products Corp.	1,600	30,352
Simpson Manufacturing Co., Inc.	17,300	534,743
USG Corp.*	34,200	575,586

		6,100,629

Commercial Services & Supplies (0.7%)
American Reprographics Co.*	41,190	312,632
Avery Dennison Corp.	48,350	2,047,139
Brink’s Co.	17,300	465,024
Cenveo, Inc.*	1,730	9,238
Cintas Corp.	50,200	1,403,592
Clean Harbors, Inc.*	8,100	681,048
Copart, Inc.*	29,100	1,086,885
Corrections Corp. of America*	43,000	1,077,580
Courier Corp.	80	1,242
Covanta Holding Corp.	52,300	899,037
G&K Services, Inc., Class A	530	16,382

	Number of Shares	Value (Note 1)

GEO Group, Inc.*	26,800	$660,888
Herman Miller, Inc.	27,500	695,750
HNI Corp.	16,600	517,920
Iron Mountain, Inc.	80,650	2,017,057
Mine Safety Appliances Co.	16,600	516,758
Pitney Bowes, Inc.	94,420	2,283,076
R.R. Donnelley & Sons Co.	97,730	1,707,343
Republic Services, Inc.	116,235	3,470,777
Schawk, Inc.	700	14,406
Steelcase, Inc., Class A	53,000	560,210
Stericycle, Inc.*	35,800	2,896,936
Sykes Enterprises, Inc.*	23,790	481,985
Tetra Tech, Inc.*	25,100	629,006
U.S. Ecology, Inc.	520	9,038
UniFirst Corp.	180	9,909
United Stationers, Inc.*	8,900	567,909
Viad Corp.	930	23,687
Waste Connections, Inc.	49,050	1,350,347
Waste Management, Inc.	182,650	6,734,305

		33,147,106

Construction & Engineering (0.3%)
Aecom Technology Corp.*	40,800	1,141,176
Chicago Bridge & Iron Co. N.V. (N.Y. Shares)*	38,200	1,256,780
EMCOR Group, Inc.*	25,100	727,398
Fluor Corp.	67,560	4,476,526
Granite Construction, Inc.	14,500	397,735
Insituform Technologies, Inc., Class A*	750	19,883
Jacobs Engineering Group, Inc.*	54,800	2,512,580
KBR, Inc.	60,700	1,849,529
Layne Christensen Co.*	440	15,145
Northwest Pipe Co.*	250	6,007
Orion Marine Group, Inc.*	30	348
Pike Electric Corp.*	1,190	10,210
Quanta Services, Inc.*	80,850	1,610,532
Shaw Group, Inc.*	31,880	1,091,252
URS Corp.*	38,100	1,585,341

		16,700,442

Electrical Equipment (0.8%)
Acuity Brands, Inc.	17,600	1,014,992
American Superconductor Corp.*	17,000	486,030
AMETEK, Inc.	68,550	2,690,587
Babcock & Wilcox Co.*	52,500	1,343,475
Baldor Electric Co.	16,860	1,062,854
Belden, Inc.	17,100	629,622
Brady Corp., Class A	22,860	745,465
Cooper Industries plc	63,300	3,689,757
Emerson Electric Co.	274,710	15,705,171
Encore Wire Corp.	23,400	586,872
EnerSys*	19,900	639,188
FuelCell Energy, Inc.*	510	1,178
General Cable Corp.*	28,900	1,014,101
GrafTech International Ltd.*	43,800	868,992
Hubbell, Inc., Class B	24,400	1,467,172
LSI Industries, Inc.	250	2,115
Powell Industries, Inc.*	290	9,535
Regal-Beloit Corp.	13,900	927,964

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/COMMON STOCK INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2010

	Number of Shares	Value (Note 1)

Rockwell Automation, Inc.	52,300	$3,750,433
Roper Industries, Inc.	38,650	2,954,020
Thomas & Betts Corp.*	25,600	1,236,480
Vicor Corp.	280	4,592
Woodward Governor Co.	23,030	865,007

		41,695,602

Industrial Conglomerates (2.0%)
3M Co.	257,130	22,190,319
Carlisle Cos., Inc.	23,000	914,020
General Electric Co.	3,820,292	69,873,140
Standex International Corp.	380	11,366
Textron, Inc.	114,400	2,704,416
Tyco International Ltd.	193,000	7,997,920

		103,691,181

Machinery (2.6%)
3D Systems Corp.*	10	315
Actuant Corp., Class A	23,500	625,570
AGCO Corp.*	35,200	1,783,232
Altra Holdings, Inc.*	710	14,101
American Railcar Industries, Inc.*	80	1,770
ArvinMeritor, Inc.*	35,600	730,512
Astec Industries, Inc.*	17,100	554,211
Briggs & Stratton Corp.	29,400	578,886
Bucyrus International, Inc.	28,400	2,538,960
Cascade Corp.	270	12,766
Caterpillar, Inc.	229,110	21,458,443
Chart Industries, Inc.*	580	19,592
CLARCOR, Inc.	21,900	939,291
Colfax Corp.*	630	11,598
Crane Co.	18,600	763,902
Cummins, Inc.	75,860	8,345,359
Danaher Corp.	201,060	9,484,000
Deere & Co.	152,040	12,626,922
Donaldson Co., Inc.	29,100	1,695,948
Dover Corp.	70,590	4,125,985
Eaton Corp.	63,400	6,435,734
Flowserve Corp.	20,180	2,405,860
Force Protection, Inc.*	400	2,204
Gardner Denver, Inc.	23,200	1,596,624
Graco, Inc.	25,160	992,562
Graham Corp.	210	4,200
Harsco Corp.	30,400	860,928
IDEX Corp.	30,740	1,202,549
Illinois Tool Works, Inc.	166,610	8,896,974
Ingersoll-Rand plc	121,700	5,730,853
Joy Global, Inc.	38,180	3,312,115
Kadant, Inc.*	470	11,078
Kaydon Corp.	13,700	557,864
Kennametal, Inc.	35,190	1,388,597
L.B. Foster Co., Class A*	400	16,376
Lincoln Electric Holdings, Inc.	19,230	1,255,142
Lindsay Corp.	9,060	538,436
Manitowoc Co., Inc.	59,400	778,734
Met-Pro Corp.	100	1,181
Middleby Corp.*	6,000	506,520
Mueller Water Products, Inc., Class A	3,270	13,636
NACCO Industries, Inc., Class A	300	32,511

	Number of Shares	Value (Note 1)

Navistar International Corp.*	26,900	$1,557,779
Nordson Corp.	14,630	1,344,204
Oshkosh Corp.*	33,900	1,194,636
PACCAR, Inc.	137,930	7,919,941
Pall Corp.	42,000	2,082,360
Parker Hannifin Corp.	60,910	5,256,533
Pentair, Inc.	37,300	1,361,823
Snap-On, Inc.	25,100	1,420,158
SPX Corp.	18,900	1,351,161
Sun Hydraulics Corp.	550	20,790
Tecumseh Products Co., Class A*	680	8,874
Terex Corp.*	48,030	1,490,851
Timken Co.	36,640	1,748,827
Toro Co.	14,920	919,669
Trinity Industries, Inc.	36,070	959,823
Twin Disc, Inc.	40	1,194
Valmont Industries, Inc.	7,700	683,221
WABCO Holdings, Inc.*	29,970	1,826,072
Wabtec Corp.	21,200	1,121,268

		135,121,225

Marine (0.1%)
Alexander & Baldwin, Inc.	18,080	723,742
Eagle Bulk Shipping, Inc.*	41,100	204,678
Genco Shipping & Trading Ltd.*	24,910	358,704
Horizon Lines, Inc., Class A	250	1,092
Kirby Corp.*	24,350	1,072,618

		2,360,834

Professional Services (0.3%)
Advisory Board Co.*	140	6,668
CBIZ, Inc.*	52,020	324,605
Corporate Executive Board Co.	15,490	581,650
Dun & Bradstreet Corp.	18,500	1,518,665
Equifax, Inc.	56,620	2,015,672
Exponent, Inc.*	470	17,639
FTI Consulting, Inc.*	21,500	801,520
Hill International, Inc.*	850	5,500
IHS, Inc., Class A*	20,200	1,623,878
Kforce, Inc.*	780	12,620
Manpower, Inc.	34,980	2,195,345
Navigant Consulting, Inc.*	24,000	220,800
On Assignment, Inc.*	770	6,275
Resources Connection, Inc.	27,650	514,013
Robert Half International, Inc.	62,260	1,905,156
School Specialty, Inc.*	500	6,965
SFN Group, Inc.*	980	9,565
Towers Watson & Co., Class A	17,900	931,874
Verisk Analytics, Inc., Class A*	39,100	1,332,528

		14,030,938

Road & Rail (0.9%)
Arkansas Best Corp.	16,890	463,124
Avis Budget Group, Inc.*	37,290	580,232
Con-way, Inc.	19,100	698,487
CSX Corp.	147,150	9,507,361
Dollar Thrifty Automotive Group, Inc.*	10,800	510,408
Genesee & Wyoming, Inc., Class A*	14,700	778,365

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/COMMON STOCK INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2010

	Number of Shares	Value (Note 1)

Heartland Express, Inc.	29,400	$470,988
Hertz Global Holdings, Inc.*	73,200	1,060,668
J.B. Hunt Transport Services, Inc.	35,950	1,467,120
Kansas City Southern*	37,850	1,811,501
Knight Transportation, Inc.	28,700	545,300
Landstar System, Inc.	23,650	968,231
Norfolk Southern Corp.	139,870	8,786,633
Ryder System, Inc.	24,900	1,310,736
Union Pacific Corp.	185,560	17,193,990
Werner Enterprises, Inc.	22,800	515,280

		46,668,424

Trading Companies & Distributors (0.2%)
Applied Industrial Technologies, Inc.	15,500	503,440
Beacon Roofing Supply, Inc.*	32,000	571,840
DXP Enterprises, Inc.*	230	5,520
Fastenal Co.	54,900	3,289,059
GATX Corp.	21,500	758,520
H&E Equipment Services, Inc.*	750	8,678
Houston Wire & Cable Co.	910	12,230
Interline Brands, Inc.*	180	4,099
MSC Industrial Direct Co., Class A	16,500	1,067,385
Textainer Group Holdings Ltd.	280	7,977
W.W. Grainger, Inc.	23,350	3,224,868
Watsco, Inc.	12,210	770,207
WESCO International, Inc.*	15,220	803,616

		11,027,439

Total Industrials		590,564,446

Information Technology (18.2%)
Communications Equipment (2.1%)
Acme Packet, Inc.*	16,510	877,672
ADTRAN, Inc.	23,500	850,935
Arris Group, Inc.*	67,300	755,106
Aruba Networks, Inc.*	27,400	572,112
BigBand Networks, Inc.*	820	2,296
Black Box Corp.	16,060	614,937
Blue Coat Systems, Inc.*	400	11,948
Brocade Communications Systems, Inc.*	144,160	762,606
Ciena Corp.*	35,000	736,750
Cisco Systems, Inc.*	2,053,170	41,535,629
CommScope, Inc.*	35,700	1,114,554
EchoStar Corp., Class A*	23,550	588,043
Emulex Corp.*	55,090	642,349
Extreme Networks, Inc.*	423	1,307
F5 Networks, Inc.*	29,000	3,774,640
Finisar Corp.*	28,100	834,289
Harmonic, Inc.*	77,400	663,318
Harris Corp.	49,040	2,221,512
Infinera Corp.*	56,500	583,645
InterDigital, Inc.*	20,100	836,964
Ixia*	1,220	20,472
JDS Uniphase Corp.*	99,450	1,440,036
Juniper Networks, Inc.*	198,900	7,343,388
Motorola, Inc.*	878,650	7,969,356
NETGEAR, Inc.*	400	13,472
Oplink Communications, Inc.*	210	3,879

	Number of Shares	Value (Note 1)

Plantronics, Inc.	17,400	$647,628
Polycom, Inc.*	37,800	1,473,444
Powerwave Technologies, Inc.*	2,150	5,461
QUALCOMM, Inc.	596,480	29,519,795
Riverbed Technology, Inc.*	47,200	1,660,024
SeaChange International, Inc.*	800	6,840
Sycamore Networks, Inc.	15,470	318,527
Symmetricom, Inc.*	340	2,411
Tellabs, Inc.	155,160	1,051,985
UTStarcom, Inc.*	480	989
ViaSat, Inc.*	12,200	541,802

		110,000,121

Computers & Peripherals (3.7%)
Apple, Inc.*	327,150	105,525,504
Avid Technology, Inc.*	29,200	509,832
Dell, Inc.*	643,344	8,717,311
Diebold, Inc.	27,650	886,183
Electronics for Imaging, Inc.*	43,600	623,916
EMC Corp.*	753,590	17,257,211
Hewlett-Packard Co.	845,620	35,600,602
Imation Corp.*	1,210	12,475
Intermec, Inc.*	33,700	426,642
Lexmark International, Inc., Class A*	29,690	1,033,806
NCR Corp.*	60,600	931,422
NetApp, Inc.*	130,250	7,158,540
QLogic Corp.*	56,900	968,438
SanDisk Corp.*	86,990	4,337,321
Seagate Technology plc*	184,310	2,770,179
Silicon Graphics International Corp.*	210	1,896
Synaptics, Inc.*	15,300	449,514
Western Digital Corp.*	86,670	2,938,113

		190,148,905

Electronic Equipment, Instruments & Components (0.7%)
Agilysys, Inc.*	120	676
Amphenol Corp., Class A	65,620	3,463,424
Anixter International, Inc.	13,400	800,382
Arrow Electronics, Inc.*	45,900	1,572,075
Avnet, Inc.*	64,920	2,144,307
AVX Corp.	48,140	742,800
Benchmark Electronics, Inc.*	35,100	637,416
Coherent, Inc.*	17,400	785,436
Corning, Inc.	562,790	10,873,103
CTS Corp.	1,260	13,936
Daktronics, Inc.	480	7,642
Dolby Laboratories, Inc., Class A*	20,200	1,347,340
Electro Scientific Industries, Inc.*	620	9,938
FLIR Systems, Inc.*	59,200	1,761,200
Ingram Micro, Inc., Class A*	72,800	1,389,752
Insight Enterprises, Inc.*	1,230	16,187
Itron, Inc.*	15,310	848,939
Jabil Circuit, Inc.	68,100	1,368,129
Littelfuse, Inc.	700	32,942
Molex, Inc.	50,300	1,142,816
MTS Systems Corp.	13,200	494,472
National Instruments Corp.	23,800	895,832
Newport Corp.*	1,260	21,886

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/COMMON STOCK INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2010

	Number of Shares	Value (Note 1)

OSI Systems, Inc.*	330	$11,999
Park Electrochemical Corp.	370	11,100
Plexus Corp.*	25,500	788,970
Pulse Electronics Corp.	960	5,107
Rofin-Sinar Technologies, Inc.*	21,200	751,328
Scansource, Inc.*	23,370	745,503
Tech Data Corp.*	19,500	858,390
Trimble Navigation Ltd.*	45,900	1,832,787
Vishay Intertechnology, Inc.*	62,600	918,968
Vishay Precision Group, Inc.*	7,371	138,870

		36,433,652

Internet Software & Services (1.7%)
Akamai Technologies, Inc.*	63,800	3,001,790
AOL, Inc.*	47,456	1,125,182
Art Technology Group, Inc.*	910	5,442
comScore, Inc.*	70	1,562
Digital River, Inc.*	16,500	567,930
EarthLink, Inc.	65,000	559,000
eBay, Inc.*	426,470	11,868,660
Equinix, Inc.*	16,300	1,324,538
Google, Inc., Class A*	87,825	52,165,415
GSI Commerce, Inc.*	23,500	545,200
IAC/InterActiveCorp*	40,250	1,155,175
j2 Global Communications, Inc.*	25,600	741,120
LoopNet, Inc.*	950	10,554
Marchex, Inc., Class B	840	8,014
ModusLink Global Solutions, Inc.*	210	1,407
Monster Worldwide, Inc.*	47,700	1,127,151
NIC, Inc.	60	583
Perficient, Inc.*	320	4,000
Rackspace Hosting, Inc.*	36,700	1,152,747
RealNetworks, Inc.*	103,810	436,002
Stamps.com, Inc.	770	10,202
United Online, Inc.	58,100	383,460
VeriSign, Inc.	68,950	2,252,596
VistaPrint N.V.*	16,500	759,000
Vocus, Inc.*	400	11,064
WebMD Health Corp.*	20,200	1,031,412
Yahoo!, Inc.*	466,450	7,757,064

		88,006,270

IT Services (3.1%)
Accenture plc, Class A	219,800	10,658,102
Alliance Data Systems Corp.*	21,100	1,498,733
Amdocs Ltd.*	69,110	1,898,452
Automatic Data Processing, Inc.	190,150	8,800,142
Broadridge Financial Solutions, Inc.	61,110	1,340,142
CACI International, Inc., Class A*	12,200	651,480
Cognizant Technology Solutions Corp., Class A*	113,250	8,300,092
Computer Sciences Corp.	56,240	2,789,504
CoreLogic, Inc.	39,300	727,836
CSG Systems International, Inc.*	27,540	521,608
DST Systems, Inc.	19,880	881,678

	Number of Shares	Value (Note 1)

Euronet Worldwide, Inc.*	45,000	$784,800
ExlService Holdings, Inc.*	390	8,377
Fidelity National Information Services, Inc.	97,425	2,668,471
Fiserv, Inc.*	57,650	3,375,984
Forrester Research, Inc.	16,300	575,227
Gartner, Inc.*	26,600	883,120
Genpact Ltd.*	30,000	456,000
Global Cash Access Holdings, Inc.*	1,320	4,211
Global Payments, Inc.	30,900	1,427,889
Hackett Group, Inc.*	80	281
Heartland Payment Systems, Inc.	26,360	406,471
iGATE Corp.	880	17,345
Integral Systems, Inc.*	840	8,324
International Business Machines Corp.	458,800	67,333,488
Jack Henry & Associates, Inc.	30,730	895,780
Lender Processing Services, Inc.	35,800	1,056,816
ManTech International Corp., Class A*	8,400	347,172
Mastercard, Inc., Class A	36,700	8,224,837
NeuStar, Inc., Class A*	32,590	848,969
Online Resources Corp.*	10	46
Paychex, Inc.	122,010	3,771,329
SAIC, Inc.*	116,950	1,854,827
Sapient Corp.	44,100	533,610
SRA International, Inc., Class A*	31,500	644,175
TeleTech Holdings, Inc.*	23,050	474,600
Teradata Corp.*	63,060	2,595,550
Total System Services, Inc.	62,200	956,636
Unisys Corp.*	496	12,841
VeriFone Systems, Inc.*	40,500	1,561,680
Visa, Inc., Class A	172,350	12,129,993
Western Union Co.	254,160	4,719,751
Wright Express Corp.*	14,500	667,000

		157,313,369

Office Electronics (0.1%)
Xerox Corp.	521,331	6,005,733
Zebra Technologies Corp., Class A*	27,700	1,052,323

		7,058,056

Semiconductors & Semiconductor Equipment (2.9%)
Advanced Analogic Technologies, Inc.*	70	281
Advanced Micro Devices, Inc.*	232,600	1,902,668
Altera Corp.	111,350	3,961,833
Analog Devices, Inc.	111,770	4,210,376
Applied Materials, Inc.	507,820	7,134,871
Atheros Communications, Inc.*	25,600	919,552
Atmel Corp.*	197,000	2,427,040
ATMI, Inc.*	880	17,547
Avago Technologies Ltd.	40,100	1,141,647
Broadcom Corp., Class A	187,670	8,173,028
Cabot Microelectronics Corp.*	17,380	720,401
Cavium Networks, Inc.*	16,700	629,256
Cirrus Logic, Inc.*	24,500	391,510
Cree, Inc.*	38,900	2,563,121

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/COMMON STOCK INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2010

	Number of Shares	Value (Note 1)

Cypress Semiconductor Corp.*	60,100	$1,116,658
Diodes, Inc.*	480	12,955
DSP Group, Inc.*	640	5,210
Energy Conversion Devices, Inc.*	22,100	101,660
Entegris, Inc.*	4,540	33,914
Evergreen Solar, Inc.*	109,900	64,072
Exar Corp.*	1,400	9,772
Fairchild Semiconductor International, Inc.*	45,500	710,255
FEI Co.*	23,160	611,656
First Solar, Inc.*	21,350	2,778,489
Hittite Microwave Corp.*	14,400	878,976
Integrated Device Technology, Inc.*	77,100	513,486
Intel Corp.	2,015,210	42,379,866
International Rectifier Corp.*	33,800	1,003,522
Intersil Corp., Class A	46,800	714,636
IXYS Corp.*	700	8,134
KLA-Tencor Corp.	62,280	2,406,499
Kulicke & Soffa Industries, Inc.*	610	4,392
Lam Research Corp.*	54,500	2,822,010
Linear Technology Corp.	94,050	3,253,189
LSI Corp.*	247,100	1,480,129
Marvell Technology Group Ltd.*	216,430	4,014,777
Maxim Integrated Products, Inc.	109,550	2,587,571
MEMC Electronic Materials, Inc.*	100,270	1,129,040
Micrel, Inc.	58,400	758,616
Microchip Technology, Inc.	66,400	2,271,544
Micron Technology, Inc.*	323,450	2,594,069
Microsemi Corp.*	31,400	719,060
MKS Instruments, Inc.*	27,400	671,026
Monolithic Power Systems, Inc.*	31,420	519,058
National Semiconductor Corp.	90,000	1,238,400
Netlogic Microsystems, Inc.*	23,700	744,417
Novellus Systems, Inc.*	36,300	1,173,216
NVIDIA Corp.*	216,360	3,331,944
OmniVision Technologies, Inc.*	19,350	572,954
ON Semiconductor Corp.*	162,500	1,605,500
Pericom Semiconductor Corp.*	1,210	13,286
PMC-Sierra, Inc.*	103,000	884,770
Rambus, Inc.*	39,700	813,056
RF Micro Devices, Inc.*	99,570	731,840
Rudolph Technologies, Inc.*	10	82
Semtech Corp.*	22,600	511,664
Silicon Image, Inc.*	5,630	41,381
Silicon Laboratories, Inc.*	21,840	1,005,077
Skyworks Solutions, Inc.*	72,500	2,075,675
Standard Microsystems Corp.*	30	865
SunPower Corp., Class A*	36,850	472,785
Supertex, Inc.*	430	10,397
Teradyne, Inc.*	91,610	1,286,204
Tessera Technologies, Inc.*	22,000	487,300
Texas Instruments, Inc.	444,390	14,442,675
TriQuint Semiconductor, Inc.*	56,900	665,161
Varian Semiconductor Equipment Associates, Inc.*	28,200	1,042,554

	Number of Shares	Value (Note 1)

Veeco Instruments, Inc.*	15,300	$657,288
Volterra Semiconductor Corp.*	80	1,853
Xilinx, Inc.	104,600	3,031,308

		147,209,024

Software (3.9%)
ACI Worldwide, Inc.*	29,500	792,665
Activision Blizzard, Inc.	196,100	2,439,484
Adobe Systems, Inc.*	199,020	6,125,836
Advent Software, Inc.*	9,420	545,606
ANSYS, Inc.*	34,700	1,806,829
Ariba, Inc.*	45,100	1,059,399
Autodesk, Inc.*	83,650	3,195,430
Blackboard, Inc.*	15,200	627,760
BMC Software, Inc.*	68,600	3,233,804
Bottomline Technologies, Inc.*	220	4,776
CA, Inc.	147,050	3,593,902
Cadence Design Systems, Inc.*	112,030	925,368
Citrix Systems, Inc.*	69,150	4,730,552
Compuware Corp.*	85,050	992,534
Concur Technologies, Inc.*	20,300	1,054,179
Electronic Arts, Inc.*	134,200	2,198,196
EPIQ Systems, Inc.	30,400	417,392
FactSet Research Systems, Inc.	17,100	1,603,296
Fair Isaac Corp.	29,200	682,404
Fortinet, Inc.*	15,100	488,485
Informatica Corp.*	37,700	1,659,931
Intuit, Inc.*	106,050	5,228,265
Kenexa Corp.*	870	18,957
Manhattan Associates, Inc.*	790	24,127
McAfee, Inc.*	65,400	3,028,674
MICROS Systems, Inc.*	30,400	1,333,344
Microsoft Corp.	2,740,750	76,521,740
MicroStrategy, Inc., Class A*	200	17,094
Novell, Inc.*	150,200	889,184
Nuance Communications, Inc.*	84,490	1,536,028
Oracle Corp.	1,373,690	42,996,497
Parametric Technology Corp.*	51,050	1,150,157
Progress Software Corp.*	19,160	810,851
Quest Software, Inc.*	31,000	859,940
Radiant Systems, Inc.*	160	3,131
Red Hat, Inc.*	71,300	3,254,845
Rovi Corp.*	41,550	2,576,515
Salesforce.com, Inc.*	42,500	5,610,000
Solera Holdings, Inc.	21,110	1,083,365
SuccessFactors, Inc.*	23,800	689,248
Symantec Corp.*	301,990	5,055,313
Synchronoss Technologies, Inc.*	910	24,306
Synopsys, Inc.*	61,920	1,666,267
Take-Two Interactive Software, Inc.*	34,600	423,504
TIBCO Software, Inc.*	60,140	1,185,359
TiVo, Inc.*	66,900	577,347
VMware, Inc., Class A*	27,800	2,471,698
Websense, Inc.*	24,500	496,125

		197,709,709

Total Information Technology		933,879,106

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/COMMON STOCK INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2010

	Number of Shares	Value (Note 1)

Materials (4.3%)
Chemicals (2.3%)
A. Schulman, Inc.	470	$10,758
Air Products & Chemicals, Inc.	80,280	7,301,466
Airgas, Inc.	31,000	1,936,260
Albemarle Corp.	36,800	2,052,704
Arch Chemicals, Inc.	15,700	595,501
Ashland, Inc.	31,964	1,625,689
Cabot Corp.	29,200	1,099,380
Celanese Corp.	62,200	2,560,774
CF Industries Holdings, Inc.	28,802	3,892,590
Cytec Industries, Inc.	18,500	981,610
Dow Chemical Co.	419,980	14,338,117
E.I. du Pont de Nemours & Co.	330,540	16,487,335
Eastman Chemical Co.	26,660	2,241,573
Ecolab, Inc.	88,212	4,447,649
Ferro Corp.*	40,360	590,870
FMC Corp.	26,950	2,153,035
Huntsman Corp.	61,000	952,210
Innophos Holdings, Inc.	510	18,401
International Flavors & Fragrances, Inc.	35,000	1,945,650
Intrepid Potash, Inc.*	21,300	794,277
LSB Industries, Inc.*	580	14,071
Lubrizol Corp.	25,800	2,757,504
Minerals Technologies, Inc.	8,600	562,526
Monsanto Co.	198,400	13,816,576
Mosaic Co.	59,330	4,530,439
Nalco Holding Co.	49,000	1,565,060
NewMarket Corp.	4,600	567,502
Olin Corp.	29,800	611,496
PolyOne Corp.*	2,750	34,348
PPG Industries, Inc.	62,900	5,288,003
Praxair, Inc.	114,700	10,950,409
Quaker Chemical Corp.	480	20,002
Rockwood Holdings, Inc.*	19,730	771,838
RPM International, Inc.	49,050	1,084,005
Scotts Miracle-Gro Co., Class A	19,400	984,938
Sensient Technologies Corp.	20,600	756,638
Sherwin-Williams Co.	34,800	2,914,500
Sigma-Aldrich Corp.	45,900	3,055,104
Solutia, Inc.*	45,900	1,059,372
Spartech Corp.*	1,320	12,355
Valspar Corp.	44,500	1,534,360
W.R. Grace & Co.*	27,500	966,075
Westlake Chemical Corp.	310	13,476

		119,896,446

Construction Materials (0.1%)
Martin Marietta Materials, Inc.	17,700	1,632,648
Texas Industries, Inc.	100	4,578
Vulcan Materials Co.	48,700	2,160,332

		3,797,558

Containers & Packaging (0.3%)
AptarGroup, Inc.	29,600	1,408,072
Ball Corp.	34,250	2,330,712
Bemis Co., Inc.	42,300	1,381,518
Crown Holdings, Inc.*	72,750	2,428,395
Graphic Packaging Holding Co.*	143,300	557,437
Greif, Inc., Class A	14,800	916,120

	Number of Shares	Value (Note 1)

Myers Industries, Inc.	1,070	$10,422
Owens-Illinois, Inc.*	61,850	1,898,795
Packaging Corp. of America	48,600	1,255,824
Rock-Tenn Co., Class A	14,700	793,065
Sealed Air Corp.	69,960	1,780,482
Silgan Holdings, Inc.	20,400	730,524
Sonoco Products Co.	44,160	1,486,867
Temple-Inland, Inc.	40,700	864,468

		17,842,701

Metals & Mining (1.4%)
AK Steel Holding Corp.	41,600	680,992
Alcoa, Inc.	379,950	5,847,431
Allegheny Technologies, Inc.	35,260	1,945,647
Allied Nevada Gold Corp.*	24,000	631,440
AMCOL International Corp.	19,500	604,500
Carpenter Technology Corp.	24,000	965,760
Cliffs Natural Resources, Inc.	48,640	3,794,406
Coeur d’Alene Mines Corp.*	33,300	909,756
Commercial Metals Co.	49,390	819,380
Compass Minerals International, Inc.	12,400	1,106,948
Freeport-McMoRan Copper & Gold, Inc.	169,450	20,349,251
Golden Star Resources Ltd.*	95,200	436,968
Hecla Mining Co.*	91,500	1,030,290
Newmont Mining Corp.	171,500	10,535,245
Nucor Corp.	119,120	5,219,838
Olympic Steel, Inc.	720	20,650
Reliance Steel & Aluminum Co.	28,100	1,435,910
Royal Gold, Inc.	18,000	983,340
Schnitzer Steel Industries, Inc., Class A	7,800	517,842
Southern Copper Corp.	63,960	3,117,410
Steel Dynamics, Inc.	71,300	1,304,790
Thompson Creek Metals Co., Inc.*	52,900	778,688
Titanium Metals Corp.*	30,000	515,400
United States Steel Corp.	51,590	3,013,888
Universal Stainless & Alloy Products, Inc.*	40	1,251
Walter Energy, Inc.	22,000	2,812,480

		69,379,501

Paper & Forest Products (0.2%)
Buckeye Technologies, Inc.	1,360	28,573
Clearwater Paper Corp.*	5,325	416,947
Deltic Timber Corp.	9,200	518,328
Domtar Corp.	19,740	1,498,661
International Paper Co.	165,050	4,495,962
Louisiana-Pacific Corp.*	3,030	28,664
MeadWestvaco Corp.	78,600	2,056,176
Neenah Paper, Inc.	160	3,149
P.H. Glatfelter Co.	1,440	17,669

		9,064,129

Total Materials		219,980,335

Telecommunication Services (2.8%)
Diversified Telecommunication Services (2.3%)
AboveNet, Inc.	8,200	479,372

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/COMMON STOCK INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2010

	Number of Shares	Value (Note 1)

AT&T, Inc.	2,130,654	$62,598,614
CenturyLink, Inc.	113,569	5,243,481
Frontier Communications Corp.	374,990	3,648,653
Hughes Communications, Inc.*	70	2,831
Level 3 Communications, Inc.*	626,200	613,676
Qwest Communications International, Inc.	625,680	4,761,425
tw telecom, Inc.*	57,400	978,670
Verizon Communications, Inc.	1,019,240	36,468,407
Windstream Corp.	174,271	2,429,338

		117,224,467

Wireless Telecommunication Services (0.5%)
American Tower Corp., Class A*	152,500	7,875,100
Clearwire Corp., Class A*	58,100	299,215
Crown Castle International Corp.*	109,850	4,814,725
Leap Wireless International, Inc.*	31,900	391,094
MetroPCS Communications, Inc.*	108,050	1,364,672
NII Holdings, Inc.*	61,300	2,737,658
SBA Communications Corp., Class A*	48,700	1,993,778
Sprint Nextel Corp.*	1,113,525	4,710,211
Syniverse Holdings, Inc.*	25,400	783,590
Telephone & Data Systems, Inc.	31,910	1,166,310

		26,136,353

Total Telecommunication Services		143,360,820

Utilities (3.4%)
Electric Utilities (1.6%)
Allegheny Energy, Inc.	64,100	1,553,784
American Electric Power Co., Inc.	181,070	6,514,899
Cleco Corp.	25,900	796,684
DPL, Inc.	45,000	1,156,950
Duke Energy Corp.	468,000	8,335,080
Edison International	123,160	4,753,976
Entergy Corp.	71,600	5,071,428
Exelon Corp.	237,540	9,891,166
FirstEnergy Corp.	115,250	4,266,555
Great Plains Energy, Inc.	51,600	1,000,524
Hawaiian Electric Industries, Inc.	34,200	779,418
IDACORP, Inc.	20,050	741,449
ITC Holdings Corp.	20,600	1,276,788
NextEra Energy, Inc.	146,950	7,639,930
Northeast Utilities	61,550	1,962,214
NV Energy, Inc.	100,300	1,409,215
Pepco Holdings, Inc.	87,450	1,595,962
Pinnacle West Capital Corp.	42,600	1,765,770
Portland General Electric Co.	28,500	618,450
PPL Corp.	179,450	4,723,124
Progress Energy, Inc.	101,320	4,405,394
Southern Co.	299,150	11,436,504
UIL Holdings Corp.	18,500	554,260

	Number of Shares	Value (Note 1)

Westar Energy, Inc.	43,900	$1,104,524

		83,354,048

Gas Utilities (0.3%)
AGL Resources, Inc.	32,350	1,159,748
Atmos Energy Corp.	38,500	1,201,200
Energen Corp.	27,200	1,312,672
National Fuel Gas Co.	28,900	1,896,418
New Jersey Resources Corp.	18,100	780,291
Nicor, Inc.	17,100	853,632
Oneok, Inc.	36,800	2,041,296
Piedmont Natural Gas Co., Inc.	30,900	863,964
Questar Corp.	66,200	1,152,542
South Jersey Industries, Inc.	12,100	639,122
Southwest Gas Corp.	17,200	630,724
UGI Corp.	45,950	1,451,101
WGL Holdings, Inc.	19,100	683,207

		14,665,917

Independent Power Producers & Energy Traders (0.2%)
AES Corp.*	236,295	2,878,073
Calpine Corp.*	152,700	2,037,018
Constellation Energy Group, Inc.	75,150	2,301,845
GenOn Energy, Inc.*	209,790	799,300
NRG Energy, Inc.*	102,550	2,003,827

		10,020,063

Multi-Utilities (1.2%)
Alliant Energy Corp.	43,600	1,603,172
Ameren Corp.	88,700	2,500,453
CenterPoint Energy, Inc.	156,550	2,460,966
CMS Energy Corp.	86,900	1,616,340
Consolidated Edison, Inc.	106,600	5,284,162
Dominion Resources, Inc.	213,950	9,139,944
DTE Energy Co.	62,400	2,827,968
Integrys Energy Group, Inc.	30,100	1,460,151
MDU Resources Group, Inc.	78,350	1,588,154
NiSource, Inc.	121,000	2,132,020
NSTAR	42,300	1,784,637
OGE Energy Corp.	36,800	1,675,872
PG&E Corp.	138,420	6,622,013
Public Service Enterprise Group, Inc.	191,300	6,085,253
SCANA Corp.	38,550	1,565,130
Sempra Energy	93,590	4,911,603
TECO Energy, Inc.	80,850	1,439,130
Vectren Corp.	30,700	779,166
Wisconsin Energy Corp.	42,650	2,510,379
Xcel Energy, Inc.	165,080	3,887,634

		61,874,147

Water Utilities (0.1%)
American Water Works Co., Inc.	65,800	1,664,082
Aqua America, Inc.	53,850	1,210,548

		2,874,630

Total Utilities		172,788,805

Total Common Stocks (99.3%) (Cost $4,067,005,782)		5,088,348,329

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/COMMON STOCK INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2010

	Principal Amount	Value (Note 1)

SHORT-TERM INVESTMENT:
Time Deposit (0.6%)
JPMorgan Chase Nassau
0.000%, 1/3/11
(Cost $28,884,288)	$28,884,288	$28,884,288

Total Investments (99.9%) (Cost $4,095,890,070)		5,117,232,617
Other Assets Less Liabilities (0.1%)		4,073,611

Net Assets (100%)		$5,121,306,228

*	Non-income producing.
#	All, or a portion of security held by broker as collateral for financial futures contracts, with a total collateral value of $22,374,720.

At December 31, 2010, the Portfolio had the following futures contracts open: (Note 1)

Purchases	Number of Contracts	Expiration Date	Original Value	Value at 12/31/2010	Unrealized Appreciation/ (Depreciation)
Russell 2000 Mini Index	36	March-11	$2,810,740	$2,816,280	$5,540
S&P 500 E-Mini Index	397	March-11	24,669,192	24,872,050	202,858

					$208,398

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2010:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with rules under the Investment Company Act of 1940. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Common Stocks
Consumer Discretionary	$581,589,551	$—	$—	$581,589,551
Consumer Staples	463,658,826	—	—	463,658,826
Energy	573,201,351	—	—	573,201,351
Financials	836,460,058	—	—	836,460,058
Health Care	572,865,031	—	—	572,865,031
Industrials	590,564,446	—	—	590,564,446
Information Technology	933,879,106	—	—	933,879,106
Materials	219,980,335	—	—	219,980,335
Telecommunication Services	143,360,820	—	—	143,360,820
Utilities	172,788,805	—	—	172,788,805
Futures	208,398	—	—	208,398
Short-Term Investments	—	28,884,288	—	28,884,288

Total Assets	$5,088,556,727	$28,884,288	$—	$5,117,441,015

Total Liabilities	$—	$—	$—	$—

Total	$5,088,556,727	$28,884,288	$—	$5,117,441,015

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/COMMON STOCK INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2010

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Investments in Securities-Financial
Balance as of 12/31/09	$3,023
Total gains or losses (realized/unrealized) included in earnings	(3,023)
Purchases, sales, issuances, and settlements (net)	—
Transfers into Level 3	—
Transfers out of Level 3	—
Balance as of 12/31/10	$—
The amount of total gains or losses for the year included in earnings attributable to the change in unrealized gains or losses relating to assets and liabilities still held at year ending 12/31/10.	$—

Fair Values of Derivative Instruments as of December 31, 2010:

Statement of Assets and Liabilities
Derivatives Not Accounted for as Hedging Instruments^	Asset Derivatives	Fair Value
Interest rate contracts	Receivables, Net Assets - Unrealized appreciation	$—	*
Foreign exchange contracts	Receivables	—
Credit contracts	Receivables	—
Equity contracts	Receivables, Net Assets - Unrealized appreciation	208,398	*
Commodity contracts	Receivables	—
Other contracts	Receivables	—

Total		$208,398

Liability Derivatives
Interest rate contracts	Payables, Net Assets - Unrealized depreciation	$—	*
Foreign exchange contracts	Payables	—
Credit contracts	Payables	—
Equity contracts	Payables, Net Assets - Unrealized depreciation	—	*
Commodity contracts	Payables	—
Other contracts	Payables	—

Total		$—

* Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets & Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2010:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Options	Futures	Forward Currency Contracts	Swaps	Total
Interest rate contracts	$—	$—	$—	$—	$—
Foreign exchange contracts	—	—	—	—	—
Credit contracts	—	—	—	—	—
Equity contracts	—	1,306,735	—	—	1,306,735
Commodity contracts	—	—	—	—	—
Other contracts	—	—	—	—	—

Total	$—	$1,306,735	$—	$—	$1,306,735

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/COMMON STOCK INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2010

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Options	Futures	Forward Currency Contracts	Swaps	Total
Interest rate contracts	$—	$—	$—	$—	$—
Foreign exchange contracts	—	—	—	—	—
Credit contracts	—	—	—	—	—
Equity contracts	—	227,840	—	—	227,840
Commodity contracts	—	—	—	—	—
Other contracts	—	—	—	—	—

Total	$—	$227,840	$—	$—	$227,840

The Portfolio held futures contracts with an average notional balance of approximately $21,789,000 during the year ended December 31, 2010.

^ This Portfolio held futures contracts as a substitute for investing in conventional securities and hedging and in an attempt to enhance returns.

Investment security transactions for the year ended December 31, 2010 were as follows:

Cost of Purchases:
Stocks	$474,778,044
Net Proceeds of Sales and Redemptions:
Stocks	$960,150,368

As of December 31, 2010, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$1,380,689,476
Aggregate gross unrealized depreciation	(422,929,621)

Net unrealized appreciation	$957,759,855

Federal income tax cost of investments	$4,159,472,762

The Portfolio has a net capital loss carryforward of $2,220,312,347 of which $6,931,676 expires in the year 2015, $528,989,650 expires in the year 2016 and $1,684,391,021 expires in the year 2017. The Portfolio had a net capital loss carryforward of $503,456,169 expire during 2010. The Portfolio utilized net capital loss carryforward of $166,004,212 during 2010.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/COMMON STOCK INDEX PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2010

ASSETS
Investments at value (Cost $4,095,890,070)	$5,117,232,617
Cash	79,822
Dividends, interest and other receivables	5,857,483
Receivable from Separate Accounts for Trust shares sold	2,592,120
Receivable for securities sold	459,000
Other assets	45,170

Total assets	5,126,266,212

LIABILITIES
Payable to Separate Accounts for Trust shares redeemed	2,512,010
Investment management fees payable	1,506,494
Administrative fees payable	441,587
Distribution fees payable - Class IB	272,952
Variation margin payable on futures contracts	47,981
Trustees’ fees payable	15,946
Accrued expenses	163,014

Total liabilities	4,959,984

NET ASSETS	$5,121,306,228

Net assets were comprised of:
Paid in capital	$6,382,813,078
Accumulated undistributed net investment income (loss)	1,725,662
Accumulated undistributed net realized gain (loss) on investments and futures	(2,284,783,457)
Unrealized appreciation (depreciation) on investments and futures	1,021,550,945

Net assets	$5,121,306,228

Class IA
Net asset value, offering and redemption price per share, $3,823,473,556 / 237,896,891 shares outstanding (unlimited amount authorized: $0.01 par value)	$16.07

Class IB
Net asset value, offering and redemption price per share, $1,297,832,672 / 81,183,705 shares outstanding (unlimited amount authorized: $0.01 par value)	$15.99

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2010

INVESTMENT INCOME
Dividends (net of $20,578 foreign withholding tax)	$96,563,887
Interest	15
Securities lending (net)	385,393

Total income	96,949,295

EXPENSES
Investment management fees	16,941,222
Administrative fees	4,987,696
Distribution fees - Class IB	3,069,904
Printing and mailing expenses	462,685
Trustees’ fees	112,641
Professional fees	110,419
Custodian fees	72,501
Miscellaneous	77,199

Total expenses	25,834,267

NET INVESTMENT INCOME (LOSS)	71,115,028

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Securities	162,885,307
Futures	1,306,735

Net realized gain (loss)	164,192,042

Change in unrealized appreciation (depreciation) on:
Securities	491,800,142
Futures	227,840

Net change in unrealized appreciation (depreciation)	492,027,982

NET REALIZED AND UNREALIZED GAIN (LOSS)	656,220,024

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$727,335,052

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/COMMON STOCK INDEX PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2010	2009
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$71,115,028	$84,452,730
Net realized gain (loss) on investments and futures	164,192,042	64,645,276
Net change in unrealized appreciation (depreciation) on investments and futures	492,027,982	966,560,783

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	727,335,052	1,115,658,789

DIVIDENDS:
Dividends from net investment income
Class IA	(54,808,803)	(65,053,833)
Class IB	(15,421,240)	(19,058,636)

TOTAL DIVIDENDS	(70,230,043)	(84,112,469)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 3,191,059 and 4,796,958 shares, respectively ]	46,554,696	56,489,163
Capital shares issued in connection with merger (Note 8) [ 0 and 464,999 shares, respectively ]	—	6,344,413
Capital shares issued in reinvestment of dividends [ 3,452,670 and 4,723,875 shares, respectively ]	54,808,803	65,053,833
Capital shares repurchased [ (31,454,270) and (32,423,071) shares, respectively ]	(456,257,524)	(381,356,151)

Total Class IA transactions	(354,894,025)	(253,468,742)

Class IB
Capital shares sold [ 3,907,308 and 6,286,827 shares, respectively ]	56,195,323	72,005,859
Capital shares issued in connection with merger (Note 8) [ 0 and 3,833,522 shares, respectively ]	—	51,928,440
Capital shares issued in reinvestment of dividends [ 976,562 and 1,391,283 shares, respectively ]	15,421,240	19,058,636
Capital shares repurchased [ (13,696,335) and (15,144,060) shares, respectively ]	(197,546,384)	(178,854,027)

Total Class IB transactions	(125,929,821)	(35,861,092)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(480,823,846)	(289,329,834)

TOTAL INCREASE (DECREASE) IN NET ASSETS	176,281,163	742,216,486
NET ASSETS:
Beginning of year	4,945,025,065	4,202,808,579

End of year (a)	$5,121,306,228	$4,945,025,065

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$1,725,662	$310,953

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/COMMON STOCK INDEX PORTFOLIO (ee)

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IA	2010	2009	2008	2007	2006
Net asset value, beginning of year	$14.04	$11.11	$20.27	$19.80	$18.09

Income (loss) from investment operations:
Net investment income (loss)	0.22 (e)	0.24 (e)	0.29 (e)	0.25 (e)	0.27 (e)
Net realized and unrealized gain (loss) on investments and futures	2.04	2.94	(9.14)	0.48	1.72

Total from investment operations	2.26	3.18	(8.85)	0.73	1.99

Less distributions:
Dividends from net investment income	(0.23)	(0.25)	(0.31)	(0.26)	(0.28)

Net asset value, end of year	$16.07	$14.04	$11.11	$20.27	$19.80

Total return	16.14%	28.68%	(43.67)%	3.73%	11.01%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$3,823,474	$3,688,279	$3,168,157	$6,425,334	$7,114,739
Ratio of expenses to average net assets:
After fees paid indirectly	0.47%	0.49%	0.46%	0.59%	0.55%
Before fees paid indirectly	0.47%	0.49%	0.61%	0.60%	0.57%
Ratio of net investment income to average net assets:
After fees paid indirectly	1.53%	2.02%	1.79%	1.21%	1.43%
Before fees paid indirectly	1.53%	2.02%	1.64%	1.20%	1.42%
Portfolio turnover rate	10%	4%	83%	44%	35%

	Year Ended December 31,
Class IB	2010	2009	2008	2007	2006
Net asset value, beginning of year	$13.96	$11.05	$20.16	$19.69	$17.99

Income (loss) from investment operations:
Net investment income (loss)	0.18 (e)	0.21 (e)	0.25 (e)	0.19 (e)	0.22 (e)
Net realized and unrealized gain (loss) on investments and futures	2.04	2.91	(9.08)	0.49	1.71

Total from investment operations	2.22	3.12	(8.83)	0.68	1.93

Less distributions:
Dividends from net investment income	(0.19)	(0.21)	(0.28)	(0.21)	(0.23)

Net asset value, end of year	$15.99	$13.96	$11.05	$20.16	$19.69

Total return	15.93%	28.31%	(43.81)%	3.48%	10.72%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$1,297,833	$1,256,746	$1,034,651	$2,090,492	$2,364,942
Ratio of expenses to average net assets:
After fees paid indirectly	0.72%	0.74%	0.71%	0.84%	0.80%
Before fees paid indirectly	0.72%	0.74%	0.86%	0.85%	0.82%
Ratio of net investment income to average net assets:
After fees paid indirectly	1.28%	1.77%	1.54%	0.96%	1.18%
Before fees paid indirectly	1.28%	1.77%	1.39%	0.95%	1.17%
Portfolio turnover rate	10%	4%	83%	44%	35%
(e)	Net investment income per share is based on average shares outstanding.
(ee)	On September 18, 2009, this Portfolio received, through a substitution transaction, the assets and liabilities of the EQ/Common Stock Index II Portfolio that followed the same objectives as this Portfolio. Information prior to the year ended December 31, 2009 represents the results of operations of the EQ/Common Stock Index Portfolio.

See Notes to Financial Statements.

EQ/CORE BOND INDEX PORTFOLIO (Unaudited)

PORTFOLIO ADVISER

➢	SSgA Funds Management, Inc.

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/10
	1 Year	5 Years	10 Years	Since Incept.**
Portfolio – Class IA Shares*	6.03%	1.44%	3.50%	4.11%
Portfolio – Class IB Shares	5.76	1.18	3.27	3.93
Barclays Capital U.S. Aggregate Bond Index	6.54	5.80	5.84	5.96

*   Date of inception 3/25/02. Returns shown for Class IA shares prior to this period are derived from the historical performance of Class IB shares adjusted to reflect the 12b-1 fees, applicable to Class IB shares; Class IA shares are not subject to any 12b-1 fees.

** Date of inception 1/1/98

    Returns for periods greater than one year are annualized

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IA shares returned 6.03% for the year ended December 31, 2010. The Portfolio’s benchmark, the Barclays Capital U.S. Aggregate Bond Index, returned 6.54% over the same period.

Portfolio Highlights

What helped performance during the year:

•	The best performing sectors of the Barclays Capital U.S. Aggregate Bond Index for the period were commercial mortgage-backed securities (“CMBS”), Corporates, and Non-Corporates.

•

CMBS benefited from record low interest rates that created an environment where yield was aggressively sought by investors. Historically high yields relative to other fixed income sectors and greater clarity regarding loss expectations for loans originated at the peak of the market were both factors that made CMBS an ideal sector to achieve incremental yield.

•

U.S. credit started the year with lackluster performance as fears of an economic slowdown combined with European sovereign debt concerns weighed on performance; however, during the second half of the year, credit benefited from investors’ reach for yield as well as an improving economic picture, particularly in consumer spending and manufacturing.

What hurt performance during the year:

•

The weakest performing sectors of the benchmark were U.S. Agencies, mortgage-backed securities, and asset-backed securities (“ABS”). These sectors fell out of favor as investors reached for yield amid improving economic data.

Portfolio Positioning and Outlook

The strategy uses a stratified sampling approach to match the benchmark’s major risk characteristics and does not over or under-weight sectors or securities in an effort to add value above the benchmark. It seeks to track as closely as possible, before fees and expenses, the return of the benchmark, the Barclays Capital U.S. Aggregate Bond Index. There is no attempt to manage volatility, use defensive strategies, or reduce the effects of any long-term period of poor bond market performance.

Portfolio Characteristics As of December 31, 2010
Weighted Average Life (Years)	7.0
Weighted Average Coupon (%)	4.4
Weighted Average Modified Duration (Years)*	5.0
Weighted Average Rating	AA
* Modified duration is a measure of the price sensitivity of the portfolio to interest rate movements, taking into account specific features of the securities in which it invests.

Distribution of Assets by Sector as of 12/31/2010	% of Net Assets
Government Securities	75.7%
Corporate Bonds	20.4
Asset-Backed and Mortgage-Backed Securities	3.0
Preferred Stocks	0.0 #
Cash and Other	0.9

Total	100.0%

# Less than 0.05%

EQ/CORE BOND INDEX PORTFOLIO (Unaudited)

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2010 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/10	Ending Account Value 12/31/10	Expenses Paid During Period* 7/1/10- 12/31/10
Class IA
Actual	$1,000.00	$1,008.70	$2.38
Hypothetical (5% average return before expenses)	1,000.00	1,022.84	2.40
Class IB
Actual	1,000.00	1,007.20	3.64
Hypothetical (5% average return before expenses)	1,000.00	1,021.58	3.67

*   Expenses are equal to the Portfolio’s Class IA and Class IB shares annualized expense ratios of 0.47% and 0.72% respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

EQ ADVISORS TRUST

EQ/CORE BOND INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2010

	Principal Amount	Value (Note 1)

LONG-TERM DEBT SECURITIES:
Asset-Backed and Mortgage-Backed Securities (3.0%)
Asset-Backed Securities (0.3%)
AEP Texas Central Transition Funding LLC,
Series 2002-1 A4 5.170%, 1/1/18	$365,000	$408,541
Series 2002-1 A5 6.250%, 1/15/17	471,000	545,219
Ally Auto Receivables Trust,
Series 2010-3 A3 1.110%, 10/15/14	219,000	219,072
Series 2010-4 A4 1.350%, 12/15/15	90,000	87,994
BMW Vehicle Owner Trust,
Series 2010-A A3 1.390%, 4/25/14	339,000	341,627
Capital One Multi-Asset Execution Trust,
Series 2005-A7 A7 4.700%, 6/15/15	846,000	895,822
Series 2007-A7 A7 5.750%, 7/15/20	325,000	368,739
CenterPoint Energy Transition Bond Co. LLC,
Series 2009-1 A2 3.460%, 8/15/19	150,000	154,069
Chase Issuance Trust,
Series 2007-A17 A 5.120%, 10/15/14	2,963,000	3,183,452
Citibank Credit Card Issuance Trust,
Series 2003-A10 A10 4.750%, 12/10/15	389,000	423,677
Series 2003-A7 A7 4.150%, 7/7/17	977,000	1,049,505
Series 2004-A8 A8 4.900%, 12/12/16	485,000	535,453
Series 2005-A2 A2 4.850%, 3/10/17	500,000	551,632
Series 2005-A4 A4 4.400%, 6/20/14	416,000	437,240
Series 2006-A3 A3 5.300%, 3/15/18	2,043,000	2,296,679
Series 2007-A8 A8 5.650%, 9/20/19	875,000	998,693
Series 2008-A1 A1 5.350%, 2/7/20	2,100,000	2,355,401
Series 2009-A4 A4 4.900%, 6/23/16	1,450,000	1,595,681
Series 2009-A5 A5 2.250%, 12/23/14	250,000	255,395
Entergy Texas Restoration Funding LLC,
Series 2009-A A1 2.120%, 2/1/16	232,557	237,178
Ford Credit Auto Owner Trust,
Series 2010-B A3 0.980%, 10/15/14	300,000	299,792
Honda Auto Receivables Owner Trust,
Series 2010-2 A3 1.340%, 3/18/14	355,000	357,418
Series 2010-3 A3 0.700%, 4/21/14	135,000	134,376

	Principal Amount	Value (Note 1)

Nissan Auto Receivables Owner Trust,
Series 2010-A A3 0.870%, 7/15/14	$169,000	$168,449
PG&E Energy Recovery Funding LLC,
Series 2005-1 A5 4.470%, 12/25/14	789,000	837,047
PSE&G Transition Funding LLC,
Series 2001-1 A6 6.610%, 6/15/15	623,000	673,655
USAA Auto Owner Trust,
Series 2009-2 A4 2.530%, 7/15/15	200,000	206,035

		19,617,841

Non-Agency CMO (2.7%)
Banc of America Commercial Mortgage, Inc.,
Series 2004-6 A3 4.512%, 12/10/42	2,886,000	2,945,084
Series 2005-1 A4 5.060%, 11/10/42 (l)	2,700,000	2,864,156
Series 2006-4 A4 5.634%, 7/10/46	50,000	53,034
Series 2006-5 A4 5.414%, 9/10/47	1,950,000	2,050,609
Series 2006-6 A4 5.356%, 10/10/45	1,110,000	1,146,785
Series 2007-1 A4 5.451%, 1/15/49	2,041,000	2,124,343
Series 2007-2 A4 5.689%, 4/10/49 (l)	3,500,000	3,657,998
Series 2007-3 A4 5.658%, 6/10/49 (l)	4,221,000	4,333,046
Series 2007-4 A4 5.742%, 2/10/51 (l)	1,721,000	1,823,718
Bear Stearns Commercial Mortgage Securities, Inc.,
Series 2004-T16 A6 4.750%, 2/13/46 (l)	2,426,000	2,541,250
Series 2005-PW10 A4 5.405%, 12/11/40 (l)	175,000	186,993
Series 2005-PW10 AM 5.449%, 12/11/40 (l)	1,000,000	1,013,389
Series 2005-PWR7 A3 5.116%, 2/11/41 (l)	2,500,000	2,644,033
Series 2005-PWR8 A4 4.674%, 6/11/41	2,044,000	2,149,214
Series 2006-PW11 A4 5.456%, 3/11/39 (l)	1,407,000	1,517,966
Series 2006-PW12 A4 5.722%, 9/11/38 (l)	859,000	932,970
Series 2006-T24 A4 5.537%, 10/12/41	750,000	811,382
Series 2007-PW16 A4 5.717%, 6/11/40 (l)	1,527,000	1,625,185
Series 2007-PW17 A2 5.574%, 6/11/50	750,000	772,887
Series 2007-PW17 AM 5.915%, 6/11/50 (l)	2,000,000	2,042,038
Citigroup Commercial Mortgage Trust, Inc.,
Series 2006-C5 A4 5.431%, 10/15/49	2,176,000	2,322,021

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CORE BOND INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2010

	Principal Amount	Value (Note 1)

Series 2007-C6 A4 5.698%, 12/10/49 (l)	$2,170,000	$2,319,927
Citigroup/Deutsche Bank Commercial Mortgage Trust,
Series 2005-CD1 A4 5.222%, 7/15/44 (l)	2,000,000	2,161,419
Series 2006-CD2 A4 5.347%, 1/15/46 (l)	1,000,000	1,074,135
Series 2006-CD3 AM 5.648%, 10/15/48	1,000,000	976,536
Series 2007-CD4 A3 5.293%, 12/11/49	2,000,000	2,049,146
Series 2007-CD4 A4 5.322%, 12/11/49	100,000	104,198
Commercial Mortgage Pass Through Certificates,
Series 2005-LP5 A4 4.982%, 5/10/43 (l)	1,630,000	1,739,056
Series 2006-C8 A4 5.306%, 12/10/46	353,000	365,529
Credit Suisse Mortgage Capital Certificates,
Series 2006-C2 A2 5.659%, 3/15/39 (l)	250,000	261,870
Series 2006-C3 A3 5.826%, 6/15/38 (l)	1,100,000	1,178,625
Series 2006-C4 A3 5.467%, 9/15/39	2,000,000	2,059,007
Series 2007-C4 A3 5.804%, 9/15/39 (l)	1,000,000	1,042,015
CS First Boston Mortgage Securities Corp.,
Series 2004-C1 A4 4.750%, 1/15/37 (l)	932,000	975,338
Series 2004-C2 A1 3.819%, 5/15/36	599,302	619,748
Series 2004-C2 A2 5.416%, 5/15/36 (l)	750,000	796,030
Series 2004-C4 A6 4.691%, 10/15/39	600,000	630,549
Series 2004-C5 A4 4.829%, 11/15/37	1,000,000	1,051,267
Series 2005-C3 A4 4.686%, 7/15/37	345,000	366,941
CW Capital Cobalt Ltd.,
Series 2007-C3 A4 5.818%, 5/15/46 (l)	50,000	51,347
GE Capital Commercial Mortgage Corp.,
Series 2005-C1 A3 4.578%, 6/10/48	1,110,000	1,136,933
Series 2005-C4 AJ 5.315%, 11/10/45 (l)	1,000,000	934,288
Series 2007-C1 A4 5.543%, 12/10/49	2,900,000	2,920,336
GMAC Commercial Mortgage Securities, Inc.,
Series 2004-C3 A5 4.864%, 12/10/41	1,536,000	1,607,152
Greenwich Capital Commercial Funding Corp.,
Series 2003-C1 A4 4.111%, 7/5/35	1,327,000	1,386,181
Series 2005-GG3 A4 4.799%, 8/10/42 (l)	1,000,000	1,039,528
Series 2005-GG5 A41 15.243%, 4/10/37 (l)	742,000	775,025

	Principal Amount	Value (Note 1)

Series 2005-GG5 A5 5.224%, 4/10/37 (l)	$2,000,000	$2,114,031
Series 2006-GG7 A4 5.883%, 7/10/38 (l)	3,178,000	3,451,524
Series 2007-GG9 A2 5.381%, 3/10/39	2,499,843	2,555,203
Series 2007-GG9 A4 5.444%, 3/10/39	2,500,000	2,634,444
GS Mortgage Securities Corp. II,
Series 2004-GG2 A6 5.396%, 8/10/38 (l)	2,500,000	2,680,947
Series 2005-GG4 A4 4.761%, 7/10/39	2,500,000	2,574,552
Series 2006-GG6 A4 5.553%, 4/10/38 (l)	6,000,000	6,417,804
Series 2006-GG8 A4 5.560%, 11/10/39	65,000	68,627
JP Morgan Chase Commercial Mortgage Securities Corp.,
Series 2003-CB7 A4 4.879%, 1/12/38 (l)	2,500,000	2,635,965
Series 2005-CB11 A3 5.197%, 8/12/37	710,000	727,219
Series 2005-CB11 A4 5.335%, 8/12/37 (l)	2,834,000	3,057,751
Series 2005-LDP1 A3 4.865%, 3/15/46	2,433,000	2,502,827
Series 2005-LDP1 A4 5.038%, 3/15/46 (l)	2,500,000	2,683,012
Series 2005-LDP2 A3 4.697%, 7/15/42	200,000	204,116
Series 2005-LDP3 A4B 4.996%, 8/15/42 (l)	1,275,000	1,298,596
Series 2006-CB14 A4 5.481%, 12/12/44 (l)	2,626,000	2,780,135
Series 2006-CB15 A4 5.814%, 6/12/43 (l)	2,500,000	2,680,122
Series 2006-CB16 A4 5.552%, 5/12/45	1,720,000	1,833,400
Series 2007-C1 ASB 5.857%, 2/15/51	2,000,000	2,102,273
Series 2007-CB18 A4 5.440%, 6/12/47	3,500,000	3,659,311
Series 2007-LDPX A3 5.420%, 1/15/49	1,788,000	1,859,952
Series 2007-LD11 A2 5.802%, 6/15/49 (l)	1,000,000	1,030,850
Series 2007-LD11 A4 5.817%, 6/15/49 (l)	2,500,000	2,622,780
LB-UBS Commercial Mortgage Trust,
Series 2003-C3 A4 4.166%, 5/15/32	1,947,000	2,031,743
Series 2004-C2 A4 4.367%, 3/15/36	1,000,000	1,030,828
Series 2004-C4 A4 5.258%, 6/15/29 (l)	2,068,000	2,208,670
Series 2005-C1 A4 4.742%, 2/15/30	1,233,000	1,311,857
Series 2005-C3 A5 4.739%, 7/15/30	200,000	213,059
Series 2005-C7 A4 5.197%, 11/15/30 (l)	577,000	622,423

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CORE BOND INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2010

	Principal Amount	Value (Note 1)

Series 2006-C1 A4 5.156%, 2/15/31	$2,500,000	$2,661,638
Series 2006-C3 A4 5.661%, 3/15/39 (l)	2,000,000	2,139,419
Series 2006-C7 A3 5.347%, 11/15/38	1,375,000	1,451,065
Series 2007-C1 A4 5.424%, 2/15/40	2,623,000	2,771,762
Series 2007-C6 A4 5.858%, 7/15/40 (l)	1,996,000	2,103,174
Series 2007-C7 A3 5.866%, 9/15/45 (l)	3,480,000	3,676,033
Series 2008-C1 A2 6.154%, 4/15/41 (l)	1,000,000	1,066,387
Merrill Lynch Mortgage Trust, Series 2004-KEY2 A4 4.864%, 8/12/39 (l)	1,706,000	1,779,842
Series 2005-CKI1 A6 5.241%, 11/12/37 (l)	1,230,000	1,330,561
Series 2005-MCP1 A4 4.747%, 6/12/43 (l)	130,000	137,831
Series 2007-C1 A4 5.826%, 6/12/50 (l)	2,000,000	2,119,025
Series 2008-C1 A3 5.710%, 2/12/51	646,000	682,125
Merrill Lynch/Countrywide Commercial Mortgage Trust,
Series 2006-2 A4 5.907%, 6/12/46 (l)	557,000	605,428
Series 2006-3 A4 5.414%, 7/12/46 (l)	2,834,000	2,973,469
Series 2006-4 A3 5.172%, 12/12/49 (l)	100,000	103,318
Series 2007-5 A4 5.378%, 8/12/48	3,500,000	3,539,474
Series 2007-6 A4 5.485%, 3/12/51 (l)	2,750,000	2,686,063
Morgan Stanley Capital I, Inc., Series 2003-T11 A4 5.150%, 6/13/41	200,000	212,513
Series 2004-IQ8 A5 5.110%, 6/15/40 (l)	630,000	670,226
Series 2005-HQ5 A4 5.168%, 1/14/42	1,194,000	1,274,233
Series 2005-IQ9 A5 4.700%, 7/15/56	1,300,000	1,369,493
Series 2005-T17 A5 4.780%, 12/13/41	2,079,000	2,202,229
Series 2006-IQ12 A4 5.332%, 12/15/43	1,258,000	1,339,526
Series 2007-HQ12 A5 5.598%, 4/12/49 (l)	2,112,000	2,088,615
Series 2007-HQ13 A3 5.569%, 12/15/44	996,000	998,392
Series 2007-IQ13 A4 5.364%, 3/15/44	2,037,000	2,115,646
Series 2007-IQ14 A2 5.610%, 4/15/49	2,500,000	2,576,622
Series 2007-IQ14 A4 5.692%, 4/15/49 (l)	85,000	88,108
Series 2007-T25 A3 5.514%, 11/12/49 (l)	2,500,000	2,671,382

	Principal Amount	Value (Note 1)

TIAA Seasoned Commercial Mortgage Trust,
Series 2007-C4 A3 6.049%, 8/15/39 (l)	$1,015,000	$1,103,635
Wachovia Bank Commercial Mortgage Trust,
Series 2003-C8 A4 4.964%, 11/15/35 (l)	1,265,000	1,340,436
Series 2003-C9 A4 5.012%, 12/15/35 (l)	250,000	267,915
Series 2004-C11 A5 5.215%, 1/15/41 (l)	1,002,000	1,069,269
Series 2004-C14 A2 4.368%, 8/15/41	603,722	619,906
Series 2006-C23 AJ 5.515%, 1/15/45 (l)	1,000,000	941,474
Series 2006-C27 A3 5.765%, 7/15/45 (l)	3,500,000	3,704,770
Series 2006-C27 AM 5.795%, 7/15/45 (l)	500,000	493,982
Series 2007-C30 A5 5.342%, 12/15/43	1,175,000	1,155,225
Series 2007-C31 A2 5.421%, 4/15/47	2,289,000	2,367,763
Series 2007-C32 A3 5.744%, 6/15/49 (l)	1,000,000	1,016,078
Series 2007-C33 A4 5.902%, 2/15/51 (l)	2,034,000	2,138,696

		196,426,996

Total Asset-Backed and Mortgage-Backed Securities		216,044,837

Corporate Bonds (20.4%)
Consumer Discretionary (1.5%)
Auto Components (0.0%)
Johnson Controls, Inc. 5.000%, 3/30/20	819,000	869,956

Automobiles (0.1%)
Daimler Finance N.A. LLC 7.300%, 1/15/12	466,000	495,117
6.500%, 11/15/13	1,786,000	2,021,875
8.500%, 1/18/31	530,000	708,209

		3,225,201

Hotels, Restaurants & Leisure (0.1%)
Darden Restaurants, Inc. 6.800%, 10/15/37	200,000	216,660
International Game Technology 7.500%, 6/15/19	202,000	227,384
Marriott International, Inc. 5.625%, 2/15/13	1,483,000	1,590,501
McDonald’s Corp. 4.300%, 3/1/13	458,000	488,251
5.350%, 3/1/18	743,000	833,654
5.000%, 2/1/19	750,000	820,201
3.500%, 7/15/20	38,000	36,653
6.300%, 10/15/37	173,000	203,970
6.300%, 3/1/38	507,000	597,533
4.875%, 7/15/40	182,000	177,138
Yum! Brands, Inc. 4.250%, 9/15/15	400,000	422,075

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CORE BOND INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2010

	Principal Amount	Value (Note 1)

6.875%, 11/15/37	$1,391,000	$1,578,661

		7,192,681

Household Durables (0.1%)
Fortune Brands, Inc. 3.000%, 6/1/12	359,000	364,384
4.875%, 12/1/13	445,000	464,957
6.375%, 6/15/14	396,000	429,171
5.375%, 1/15/16	500,000	517,073
MDC Holdings, Inc. 5.500%, 5/15/13	644,000	675,097
Newell Rubbermaid, Inc. 4.700%, 8/15/20	537,000	532,677
Toll Brothers Finance Corp. 5.150%, 5/15/15	114,000	116,534
8.910%, 10/15/17	400,000	471,943
6.750%, 11/1/19	389,000	408,712
Whirlpool Corp. 8.000%, 5/1/12	305,000	328,673
5.500%, 3/1/13	708,000	751,920
8.600%, 5/1/14	194,000	223,701

		5,284,842

Internet & Catalog Retail (0.0%)
Expedia, Inc. 5.950%, 8/15/20	500,000	502,500

Leisure Equipment & Products (0.0%)
Hasbro, Inc. 6.350%, 3/15/40	200,000	202,377

Media (1.0%)
CBS Corp. 5.625%, 8/15/12	37,000	39,243
4.625%, 5/15/18	45,000	44,852
8.875%, 5/15/19	250,000	314,521
5.750%, 4/15/20	370,000	393,185
7.875%, 7/30/30	581,000	685,978
Comcast Cable Communications Holdings, Inc.
8.375%, 3/15/13	1,263,000	1,437,164
9.455%, 11/15/22	603,000	834,299
Comcast Corp. 5.300%, 1/15/14	346,000	376,920
6.500%, 1/15/15	300,000	341,618
5.900%, 3/15/16	1,762,000	1,972,614
6.500%, 1/15/17	416,000	479,553
5.700%, 5/15/18	800,000	880,421
5.700%, 7/1/19	1,189,000	1,299,883
5.150%, 3/1/20	1,000,000	1,050,344
7.050%, 3/15/33	250,000	285,597
6.500%, 11/15/35	1,346,000	1,446,640
6.450%, 3/15/37	1,061,000	1,133,641
6.950%, 8/15/37	1,558,000	1,762,204
6.550%, 7/1/39	689,000	749,308
COX Communications, Inc. 7.125%, 10/1/12	208,000	228,118
4.625%, 6/1/13	800,000	856,118
5.450%, 12/15/14	684,000	752,999
DIRECTV Holdings LLC 3.550%, 3/15/15	522,000	530,312
5.200%, 3/15/20	604,000	626,157
6.350%, 3/15/40	422,000	443,931

	Principal Amount	Value (Note 1)

DIRECTV Holdings LLC/DIRECTV Financing Co., Inc.
4.750%, 10/1/14	$1,249,000	$1,331,132
7.625%, 5/15/16	1,112,000	1,232,930
5.875%, 10/1/19	500,000	543,421
4.600%, 2/15/21	500,000	493,497
Discovery Communications LLC
3.700%, 6/1/15	300,000	310,601
5.050%, 6/1/20	600,000	634,479
6.350%, 6/1/40	300,000	324,024
Grupo Televisa S.A. 6.000%, 5/15/18	600,000	660,047
6.625%, 3/18/25	346,000	387,591
Historic TW, Inc. 6.625%, 5/15/29	500,000	552,122
McGraw-Hill Cos., Inc. 5.900%, 11/15/17	500,000	541,200
6.550%, 11/15/37	200,000	215,973
NBC Universal, Inc. 3.650%, 4/30/15§	1,300,000	1,333,403
5.150%, 4/30/20§	1,845,000	1,912,571
6.400%, 4/30/40§	1,125,000	1,194,710
News America Holdings, Inc. 9.250%, 2/1/13	924,000	1,064,905
News America, Inc. 5.300%, 12/15/14	69,000	76,247
6.900%, 3/1/19	596,000	714,057
5.650%, 8/15/20	500,000	560,756
6.550%, 3/15/33	982,000	1,043,985
6.200%, 12/15/34	35,000	36,749
6.400%, 12/15/35	693,000	744,561
6.150%, 3/1/37	471,000	491,057
6.650%, 11/15/37	1,008,000	1,116,452
7.850%, 3/1/39	500,000	622,513
Omnicom Group, Inc. 6.250%, 7/15/19	473,000	525,056
4.450%, 8/15/20	218,000	213,319
Reed Elsevier Capital, Inc. 8.625%, 1/15/19	1,041,000	1,323,520
Thomson Reuters Corp. 5.700%, 10/1/14	870,000	966,741
6.500%, 7/15/18	708,000	825,418
4.700%, 10/15/19	369,000	387,858
5.850%, 4/15/40	300,000	317,383
Time Warner Cable, Inc. 5.400%, 7/2/12	639,000	678,382
6.200%, 7/1/13	1,108,000	1,230,580
7.500%, 4/1/14	914,000	1,048,183
3.500%, 2/1/15	173,000	177,755
5.850%, 5/1/17	1,306,000	1,457,232
6.750%, 7/1/18	500,000	582,840
8.250%, 4/1/19	1,096,000	1,361,422
5.000%, 2/1/20	861,000	886,088
6.550%, 5/1/37	553,000	592,094
7.300%, 7/1/38	1,121,000	1,310,800
6.750%, 6/15/39	1,173,000	1,295,548
Time Warner Entertainment Co. LP
8.375%, 3/15/23	1,366,000	1,715,177
Time Warner, Inc. 3.150%, 7/15/15	1,000,000	1,016,018

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CORE BOND INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2010

	Principal Amount	Value (Note 1)

5.875%, 11/15/16	$680,000	$767,527
4.875%, 3/15/20	200,000	208,291
4.700%, 1/15/21	1,500,000	1,527,253
7.625%, 4/15/31	1,493,000	1,815,015
7.700%, 5/1/32	1,519,000	1,854,230
6.500%, 11/15/36	1,193,000	1,303,881
Turner Broadcasting System, Inc.
8.375%, 7/1/13	804,000	923,707
Viacom, Inc. 4.375%, 9/15/14	573,000	610,027
6.250%, 4/30/16	205,000	233,296
5.625%, 9/15/19	1,391,000	1,545,492
6.875%, 4/30/36	708,000	812,325
Walt Disney Co. 6.375%, 3/1/12	60,000	63,899
4.500%, 12/15/13	2,346,000	2,562,135
6.000%, 7/17/17	346,000	397,761
5.500%, 3/15/19	500,000	567,687
WPP Finance UK Corp. 5.875%, 6/15/14	694,000	749,816
8.000%, 9/15/14	321,000	369,294

		71,327,653

Multiline Retail (0.1%)
Kohl’s Corp. 6.250%, 12/15/17	648,000	747,632
Nordstrom, Inc. 6.750%, 6/1/14	242,000	274,270
6.250%, 1/15/18	277,000	311,710
4.750%, 5/1/20	584,000	592,756
Target Corp.
5.125%, 1/15/13	1,216,000	1,316,231
5.875%, 7/15/16	500,000	577,892
6.000%, 1/15/18	1,550,000	1,794,476
6.350%, 11/1/32	25,000	27,957
6.500%, 10/15/37	700,000	816,244
7.000%, 1/15/38	1,416,000	1,735,924

		8,195,092

Specialty Retail (0.1%)
AutoZone, Inc.
5.875%, 10/15/12	300,000	322,551
5.750%, 1/15/15	173,000	190,359
4.000%, 11/15/20	200,000	188,894
Home Depot, Inc.
5.250%, 12/16/13	1,035,000	1,135,960
5.400%, 3/1/16	1,996,000	2,236,728
5.875%, 12/16/36	962,000	1,000,623
Lowe’s Cos., Inc.
5.600%, 9/15/12	208,000	224,419
5.000%, 10/15/15	500,000	554,863
5.400%, 10/15/16	20,000	22,743
4.625%, 4/15/20	339,000	357,338
6.875%, 2/15/28	500,000	578,210
5.500%, 10/15/35	208,000	209,668
5.800%, 10/15/36	463,000	485,391
6.650%, 9/15/37	104,000	121,928
5.800%, 4/15/40	344,000	364,093
Staples, Inc.
9.750%, 1/15/14	846,000	1,025,226
TJX Cos., Inc.
4.200%, 8/15/15	200,000	214,360

	Principal Amount	Value (Note 1)

6.950%, 4/15/19	$385,000	$467,642

		9,700,996

Total Consumer Discretionary		106,501,298

Consumer Staples (1.5%)
Beverages (0.4%)
Anheuser-Busch Cos., Inc.
4.950%, 1/15/14	208,000	223,817
5.050%, 10/15/16	1,000,000	1,083,169
5.750%, 4/1/36	30,000	31,223
6.450%, 9/1/37	612,000	700,285
Anheuser-Busch InBev Worldwide, Inc.
3.000%, 10/15/12	1,527,000	1,575,577
4.125%, 1/15/15	975,000	1,026,886
5.375%, 1/15/20	1,874,000	2,030,644
6.375%, 1/15/40	708,000	810,881
Bottling Group LLC
4.625%, 11/15/12	159,000	169,950
6.950%, 3/15/14	1,046,000	1,212,119
5.125%, 1/15/19	846,000	922,901
Brown-Forman Corp.
2.500%, 1/15/16	250,000	247,593
Coca-Cola Co.
0.750%, 11/15/13	450,000	444,171
3.625%, 3/15/14	200,000	211,679
1.500%, 11/15/15	600,000	575,905
3.150%, 11/15/20	420,000	394,081
Coca-Cola Refreshments USA, Inc.
8.500%, 2/1/12	208,000	225,100
1.125%, 11/12/13	200,000	198,051
7.375%, 3/3/14	946,000	1,102,782
Diageo Capital plc
7.375%, 1/15/14	1,346,000	1,558,831
5.750%, 10/23/17	788,000	893,758
5.875%, 9/30/36	250,000	267,930
Diageo Finance B.V.
5.500%, 4/1/13	416,000	454,083
3.250%, 1/15/15	469,000	483,259
5.300%, 10/28/15	910,000	1,012,512
Dr. Pepper Snapple Group, Inc.
2.350%, 12/21/12	200,000	204,666
Pepsi Bottling Group, Inc.
7.000%, 3/1/29	400,000	491,956
PepsiAmericas, Inc.
4.375%, 2/15/14	250,000	270,382
4.875%, 1/15/15	700,000	770,859
PepsiCo, Inc.
4.650%, 2/15/13	212,000	228,283
3.750%, 3/1/14	1,250,000	1,322,864
3.100%, 1/15/15	173,000	180,460
5.000%, 6/1/18	208,000	229,610
7.900%, 11/1/18	1,016,000	1,307,199
4.500%, 1/15/20	1,173,000	1,230,580
5.500%, 1/15/40	269,000	284,341

		24,378,387

Food & Staples Retailing (0.4%)
Costco Wholesale Corp.
5.300%, 3/15/12	300,000	315,612
5.500%, 3/15/17	568,000	647,144

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CORE BOND INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2010

	Principal Amount	Value (Note 1)

CVS Caremark Corp.
3.250%, 5/18/15	$254,000	$258,138
6.125%, 8/15/16	346,000	392,566
5.750%, 6/1/17	1,208,000	1,344,081
6.600%, 3/15/19	949,000	1,111,155
4.750%, 5/18/20	304,000	315,630
6.250%, 6/1/27	625,000	687,317
6.302%, 6/1/37 (l)	300,000	289,125
6.125%, 9/15/39	500,000	534,229
Delhaize America LLC
9.000%, 4/15/31	319,000	423,485
Delhaize Group S.A.
5.875%, 2/1/14	669,000	738,281
Kroger Co.
5.000%, 4/15/13	208,000	224,088
7.500%, 1/15/14	1,346,000	1,551,875
4.950%, 1/15/15	90,000	97,210
3.900%, 10/1/15	639,000	671,402
6.400%, 8/15/17	250,000	287,040
6.150%, 1/15/20	346,000	392,074
8.000%, 9/15/29	500,000	628,442
6.900%, 4/15/38	400,000	458,654
Safeway, Inc.
5.800%, 8/15/12	950,000	1,022,410
6.350%, 8/15/17	208,000	232,271
5.000%, 8/15/19	346,000	355,917
3.950%, 8/15/20	120,000	113,634
7.250%, 2/1/31	200,000	223,151
Sysco Corp.
5.250%, 2/12/18	1,139,000	1,255,132
6.625%, 3/17/39	139,000	168,120
Walgreen Co.
4.875%, 8/1/13	708,000	773,307
5.250%, 1/15/19	500,000	555,949
Wal-Mart Stores, Inc.
5.000%, 4/5/12	1,874,000	1,969,139
4.550%, 5/1/13	1,416,000	1,529,484
3.200%, 5/15/14	300,000	313,780
2.250%, 7/8/15	1,500,000	1,490,337
5.800%, 2/15/18	346,000	397,566
4.125%, 2/1/19	1,750,000	1,804,381
7.550%, 2/15/30	566,000	729,893
5.250%, 9/1/35	1,045,000	1,051,634
6.500%, 8/15/37	2,288,000	2,688,052
6.200%, 4/15/38	104,000	118,395
5.625%, 4/1/40	1,500,000	1,597,479

		29,757,579

Food Products (0.4%)
Archer-Daniels-Midland Co.
5.450%, 3/15/18	300,000	333,792
5.375%, 9/15/35	1,081,000	1,092,003
Bunge Ltd. Finance Corp.
5.875%, 5/15/13	839,000	898,224
5.100%, 7/15/15	488,000	503,369
8.500%, 6/15/19	565,000	662,477
Campbell Soup Co.
5.000%, 12/3/12	500,000	539,233
3.375%, 8/15/14	339,000	356,376
3.050%, 7/15/17	269,000	270,232
4.500%, 2/15/19	521,000	550,698

	Principal Amount	Value (Note 1)

ConAgra Foods, Inc.
7.000%, 4/15/19	$1,000,000	$1,154,600
8.250%, 9/15/30	69,000	86,045
Corn Products International, Inc.
3.200%, 11/1/15	269,000	269,818
4.625%, 11/1/20	269,000	265,309
6.625%, 4/15/37	269,000	281,189
General Mills, Inc.
5.200%, 3/17/15	500,000	551,985
5.700%, 2/15/17	500,000	562,322
5.650%, 2/15/19	846,000	941,814
5.400%, 6/15/40	270,000	273,588
H.J. Heinz Co.
5.350%, 7/15/13	746,000	817,924
Hershey Co.
4.850%, 8/15/15	452,000	493,218
Kellogg Co.
4.250%, 3/6/13	1,708,000	1,812,866
4.450%, 5/30/16	520,000	559,711
4.000%, 12/15/20	600,000	591,752
7.450%, 4/1/31	25,000	31,331
Kraft Foods, Inc.
6.250%, 6/1/12	1,852,000	1,981,133
6.000%, 2/11/13	300,000	328,517
2.625%, 5/8/13	300,000	308,525
5.250%, 10/1/13	115,000	125,718
6.750%, 2/19/14	750,000	854,955
4.125%, 2/9/16	404,000	424,087
6.125%, 2/1/18	1,866,000	2,131,522
6.125%, 8/23/18	500,000	571,700
5.375%, 2/10/20	1,108,000	1,192,506
6.500%, 11/1/31	500,000	556,174
7.000%, 8/11/37	700,000	819,496
6.875%, 2/1/38	208,000	241,500
6.500%, 2/9/40	1,546,000	1,732,492
Ralcorp Holdings, Inc.
6.625%, 8/15/39	339,000	351,196
Sara Lee Corp.
6.125%, 11/1/32	569,000	567,243

		26,086,640

Household Products (0.1%)
Church & Dwight Co., Inc.
3.350%, 12/15/15	150,000	150,473
Clorox Co.
5.450%, 10/15/12	940,000	1,008,159
5.000%, 3/1/13	346,000	369,575
3.550%, 11/1/15	269,000	276,804
5.950%, 10/15/17	50,000	55,787
Colgate-Palmolive Co.
3.150%, 8/5/15	42,000	43,733
Kimberly-Clark Corp.
6.125%, 8/1/17	708,000	826,287
7.500%, 11/1/18	700,000	877,076
6.625%, 8/1/37	508,000	609,931
Procter & Gamble Co.
1.375%, 8/1/12	300,000	303,332
4.950%, 8/15/14	525,000	583,188
4.850%, 12/15/15	708,000	789,555
4.700%, 2/15/19	1,546,000	1,673,517
5.550%, 3/5/37	1,365,000	1,486,436

		9,053,853

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CORE BOND INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2010

	Principal Amount	Value (Note 1)

Personal Products (0.0%)
Avon Products, Inc.
5.625%, 3/1/14	$700,000	$775,648

Tobacco (0.2%)
Altria Group, Inc.
8.500%, 11/10/13	1,048,000	1,240,452
4.125%, 9/11/15	300,000	313,673
9.700%, 11/10/18	2,304,000	3,039,497
9.250%, 8/6/19	1,193,000	1,556,913
9.950%, 11/10/38	743,000	1,046,985
10.200%, 2/6/39	500,000	722,642
Lorillard Tobacco Co.
8.125%, 6/23/19	407,000	452,881
6.875%, 5/1/20	104,000	107,415
8.125%, 5/1/40	150,000	153,804
Philip Morris International, Inc.
4.875%, 5/16/13	546,000	591,073
6.875%, 3/17/14	1,000,000	1,152,313
5.650%, 5/16/18	1,164,000	1,312,322
6.375%, 5/16/38	743,000	862,390
Reynolds American, Inc.
7.250%, 6/1/13	208,000	231,435
7.625%, 6/1/16	523,000	607,844
6.750%, 6/15/17	900,000	1,005,945

		14,397,584

Total Consumer Staples		104,449,691

Energy (1.9%)
Energy Equipment & Services (0.2%)
Baker Hughes, Inc.
6.500%, 11/15/13	700,000	796,657
6.875%, 1/15/29	350,000	420,344
5.125%, 9/15/40	500,000	488,391
BJ Services Co.
6.000%, 6/1/18	200,000	228,520
Cameron International Corp.
6.375%, 7/15/18	200,000	221,814
Diamond Offshore Drilling, Inc.
5.875%, 5/1/19	250,000	277,278
5.700%, 10/15/39	500,000	496,453
Halliburton Co.
6.150%, 9/15/19	623,000	715,547
6.700%, 9/15/38	469,000	550,747
7.450%, 9/15/39	354,000	454,855
Rowan Cos., Inc.
7.875%, 8/1/19	280,000	324,941
Transocean, Inc.
4.950%, 11/15/15	573,000	592,174
6.000%, 3/15/18	545,000	572,409
6.500%, 11/15/20	539,000	572,266
7.500%, 4/15/31	400,000	428,620
6.800%, 3/15/38	573,000	587,245
Weatherford International Ltd.
5.150%, 3/15/13	367,000	389,290
5.500%, 2/15/16	519,000	550,713
6.000%, 3/15/18	208,000	223,878
9.625%, 3/1/19	1,265,000	1,623,232
7.000%, 3/15/38	846,000	907,468

		11,422,842

	Principal Amount	Value (Note 1)

Oil, Gas & Consumable Fuels (1.7%)
Alberta Energy Co., Ltd.
8.125%, 9/15/30	$444,000	$540,315
Anadarko Petroleum Corp.
5.750%, 6/15/14	500,000	535,218
5.950%, 9/15/16	1,161,000	1,247,250
8.700%, 3/15/19	789,000	963,532
6.450%, 9/15/36	1,618,000	1,613,775
7.950%, 6/15/39	100,000	115,503
6.200%, 3/15/40	300,000	292,855
Apache Corp.
5.250%, 4/15/13	1,069,000	1,163,164
5.625%, 1/15/17	500,000	570,263
6.000%, 1/15/37	740,000	813,785
Buckeye Partners LP
5.500%, 8/15/19	404,000	426,645
Canadian Natural Resources Ltd.
5.150%, 2/1/13	500,000	538,853
5.700%, 5/15/17	833,000	949,753
6.450%, 6/30/33	500,000	557,330
6.250%, 3/15/38	808,000	892,783
Cenovus Energy, Inc.
4.500%, 9/15/14	596,000	638,646
5.700%, 10/15/19	708,000	802,870
6.750%, 11/15/39	777,000	905,200
Chevron Corp.
3.450%, 3/3/12	500,000	515,933
3.950%, 3/3/14	500,000	533,781
4.950%, 3/3/19	1,346,000	1,508,769
Conoco, Inc.
6.950%, 4/15/29	1,060,000	1,302,733
ConocoPhillips
4.400%, 5/15/13	1,840,000	1,975,534
4.750%, 2/1/14	1,000,000	1,086,262
5.750%, 2/1/19	1,000,000	1,139,614
6.000%, 1/15/20	1,346,000	1,567,086
5.900%, 5/15/38	69,000	75,895
6.500%, 2/1/39	1,783,000	2,120,171
Devon Energy Corp.
6.300%, 1/15/19	500,000	588,406
7.950%, 4/15/32	500,000	663,901
Devon Financing Corp. ULC
7.875%, 9/30/31	476,000	627,576
Enbridge Energy Partners LP
9.875%, 3/1/19	300,000	394,498
5.200%, 3/15/20	581,000	608,944
7.500%, 4/15/38	346,000	415,155
Enbridge, Inc.
5.800%, 6/15/14	500,000	556,204
EnCana Corp.
4.750%, 10/15/13	463,000	499,899
5.900%, 12/1/17	69,000	78,475
6.500%, 5/15/19	518,000	613,965
6.500%, 8/15/34	500,000	545,954
6.625%, 8/15/37	69,000	75,462
6.500%, 2/1/38	946,000	1,026,138
Energy Transfer Partners LP
6.000%, 7/1/13	500,000	544,327
6.700%, 7/1/18	844,000	957,493
9.700%, 3/15/19	346,000	447,191
9.000%, 4/15/19	700,000	876,944
7.500%, 7/1/38	907,000	1,054,967

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CORE BOND INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2010

	Principal Amount	Value (Note 1)

Enterprise Products Operating LLC
9.750%, 1/31/14	$1,721,000	$2,078,877
5.600%, 10/15/14	55,000	60,737
6.300%, 9/15/17	346,000	390,421
5.200%, 9/1/20	639,000	662,019
6.875%, 3/1/33	500,000	559,786
6.650%, 10/15/34	250,000	272,421
6.125%, 10/15/39	150,000	156,121
6.450%, 9/1/40	500,000	539,727
EOG Resources, Inc.
2.950%, 6/1/15	250,000	251,736
6.875%, 10/1/18	69,000	81,970
5.625%, 6/1/19	847,000	935,299
Hess Corp.
8.125%, 2/15/19	1,390,000	1,756,084
7.875%, 10/1/29	620,000	778,113
7.300%, 8/15/31	666,000	798,743
5.600%, 2/15/41	439,000	435,810
Husky Energy, Inc.
5.900%, 6/15/14	243,000	267,055
7.250%, 12/15/19	145,000	172,174
6.800%, 9/15/37	1,000,000	1,104,129
Kerr-McGee Corp.
6.950%, 7/1/24	85,000	92,393
7.875%, 9/15/31	500,000	573,172
Kinder Morgan Energy Partners LP
7.125%, 3/15/12	60,000	64,008
5.000%, 12/15/13	500,000	543,234
5.625%, 2/15/15	1,135,000	1,245,632
6.000%, 2/1/17	535,000	590,669
9.000%, 2/1/19	693,000	872,698
6.850%, 2/15/20	1,311,000	1,502,123
5.300%, 9/15/20	52,000	53,992
7.400%, 3/15/31	500,000	559,210
5.800%, 3/15/35	208,000	198,122
6.950%, 1/15/38	500,000	543,300
Lasmo USA, Inc.
7.300%, 11/15/27	200,000	231,955
Magellan Midstream Partners LP
6.450%, 6/1/14	200,000	224,602
6.550%, 7/15/19	187,000	213,181
4.250%, 2/1/21	269,000	259,371
Marathon Oil Corp.
6.125%, 3/15/12	100,000	105,674
6.500%, 2/15/14	500,000	562,860
6.000%, 10/1/17	500,000	567,881
5.900%, 3/15/18	175,000	198,419
7.500%, 2/15/19	1,380,000	1,713,872
6.600%, 10/1/37	569,000	649,934
Murphy Oil Corp.
7.050%, 5/1/29	200,000	226,736
Nabors Industries, Inc.
6.150%, 2/15/18	300,000	320,206
9.250%, 1/15/19	1,000,000	1,239,186
5.000%, 9/15/20§	200,000	194,009
Nexen, Inc.
5.650%, 5/15/17	250,000	266,718
6.200%, 7/30/19	415,000	446,861
5.875%, 3/10/35	725,000	674,132
6.400%, 5/15/37	208,000	201,527
7.500%, 7/30/39	335,000	364,311

	Principal Amount	Value (Note 1)

Noble Energy, Inc.
8.250%, 3/1/19	$798,000	$997,172
Noble Holding International Ltd.
3.450%, 8/1/15	500,000	510,591
4.900%, 8/1/20	477,000	493,455
NuStar Logistics LP
4.800%, 9/1/20	539,000	522,753
Occidental Petroleum Corp.
7.000%, 11/1/13	846,000	978,165
2.500%, 2/1/16	300,000	299,152
4.125%, 6/1/16	473,000	510,165
4.100%, 2/1/21	750,000	762,333
ONEOK Partners LP
8.625%, 3/1/19	1,846,000	2,303,123
PC Financial Partnership
5.000%, 11/15/14	600,000	648,404
Pemex Project Funding Master Trust
5.750%, 3/1/18	693,000	740,946
6.625%, 6/15/35	1,678,000	1,707,355
Petrobras International Finance Co.
6.125%, 10/6/16	846,000	930,620
5.875%, 3/1/18	208,000	221,482
7.875%, 3/15/19	1,708,000	2,019,146
5.750%, 1/20/20	4,423,000	4,589,163
6.875%, 1/20/40	500,000	525,202
Petro-Canada, Inc.
9.250%, 10/15/21	208,000	277,773
6.800%, 5/15/38	846,000	963,683
Petroleos Mexicanos
4.875%, 3/15/15	500,000	526,250
8.000%, 5/3/19	1,500,000	1,807,500
6.000%, 3/5/20	823,000	872,380
Plains All American Pipeline LP
4.250%, 9/1/12	500,000	521,398
6.125%, 1/15/17	200,000	219,595
6.500%, 5/1/18	346,000	387,441
8.750%, 5/1/19	304,000	377,263
6.650%, 1/15/37	548,000	575,990
Shell International Finance B.V.
4.950%, 3/22/12	69,000	72,479
1.875%, 3/25/13	1,306,000	1,325,697
4.000%, 3/21/14	1,296,000	1,379,070
3.100%, 6/28/15	600,000	616,169
3.250%, 9/22/15	500,000	513,624
4.300%, 9/22/19	1,485,000	1,548,194
4.375%, 3/25/20	429,000	449,960
6.375%, 12/15/38	946,000	1,121,228
5.500%, 3/25/40	500,000	535,657
Spectra Energy Capital LLC
6.200%, 4/15/18	846,000	939,622
8.000%, 10/1/19	345,000	420,298
7.500%, 9/15/38	150,000	175,698
Statoil ASA
3.875%, 4/15/14	173,000	183,798
2.900%, 10/15/14	1,000,000	1,034,013
5.250%, 4/15/19	788,000	877,748
7.750%, 6/15/23	25,000	31,384
7.250%, 9/23/27	500,000	629,614
7.150%, 1/15/29	69,000	85,071
5.100%, 8/17/40	300,000	299,937
Suncor Energy, Inc.
6.100%, 6/1/18	500,000	574,892

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CORE BOND INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2010

	Principal Amount	Value (Note 1)

7.150%, 2/1/32	$69,000	$77,515
5.950%, 12/1/34	500,000	506,296
6.500%, 6/15/38	173,000	192,055
6.850%, 6/1/39	600,000	689,849
Sunoco, Inc.
9.625%, 4/15/15	500,000	592,601
Talisman Energy, Inc.
7.750%, 6/1/19	512,000	632,091
5.850%, 2/1/37	500,000	503,246
6.250%, 2/1/38	104,000	111,074
Tennessee Gas Pipeline Co.
7.625%, 4/1/37	25,000	27,832
Total Capital S.A.
3.000%, 6/24/15	500,000	510,486
3.125%, 10/2/15	500,000	512,279
2.300%, 3/15/16	500,000	488,433
4.450%, 6/24/20	500,000	518,264
TransCanada PipeLines Ltd.
7.125%, 1/15/19	1,443,000	1,766,340
5.600%, 3/31/34	25,000	25,320
6.200%, 10/15/37	750,000	822,938
7.250%, 8/15/38	416,000	517,282
7.625%, 1/15/39	1,750,000	2,262,871
6.350%, 5/15/67 (l)	1,171,000	1,156,288
Valero Energy Corp.
6.875%, 4/15/12	500,000	532,091
4.750%, 6/15/13	69,000	73,535
4.500%, 2/1/15	121,000	125,846
6.125%, 6/15/17	500,000	538,990
9.375%, 3/15/19	354,000	439,413
6.125%, 2/1/20	560,000	594,757
7.500%, 4/15/32	435,000	459,311
6.625%, 6/15/37	414,000	420,472
Williams Cos., Inc.
7.875%, 9/1/21	200,000	236,067
7.750%, 6/15/31	755,000	851,537
8.750%, 3/15/32	908,000	1,110,882
Williams Partners LP
3.800%, 2/15/15	419,000	432,996
5.250%, 3/15/20	1,529,000	1,584,961
6.300%, 4/15/40	477,000	496,503
Williams Partners LP/Williams Partners Finance Corp.
7.250%, 2/1/17	329,000	382,469

		121,065,770

Total Energy		132,488,612

Financials (8.3%)
Capital Markets (1.7%)
Bank of New York Mellon Corp.
4.950%, 11/1/12	2,216,000	2,377,624
5.125%, 8/27/13	770,000	844,149
4.300%, 5/15/14	885,000	944,290
2.950%, 6/18/15	500,000	506,413
Bear Stearns Cos. LLC
5.350%, 2/1/12	416,000	435,310
6.950%, 8/10/12	2,900,000	3,163,889
5.700%, 11/15/14	208,000	228,540
5.300%, 10/30/15	586,000	635,914
5.550%, 1/22/17	3,221,000	3,423,401
6.400%, 10/2/17	1,346,000	1,534,491

	Principal Amount	Value (Note 1)

7.250%, 2/1/18	$2,070,000	$2,453,078
BlackRock, Inc.
3.500%, 12/10/14	573,000	594,211
5.000%, 12/10/19	773,000	807,183
Charles Schwab Corp.
4.950%, 6/1/14	785,000	853,635
Credit Suisse Guernsey Ltd.
5.860%, 5/29/49 (l)	500,000	472,500
Deutsche Bank AG/London
5.375%, 10/12/12	2,349,000	2,524,534
2.375%, 1/11/13	746,000	757,002
4.875%, 5/20/13	916,000	982,162
3.450%, 3/30/15	1,346,000	1,379,000
6.000%, 9/1/17	1,346,000	1,507,828
Franklin Resources, Inc.
3.125%, 5/20/15	100,000	101,836
Goldman Sachs Capital I
6.345%, 2/15/34	1,640,000	1,562,674
Goldman Sachs Capital II
5.793%, 6/1/43 (l)	535,000	453,412
Goldman Sachs Group, Inc.
6.600%, 1/15/12	1,416,000	1,497,368
2.150%, 3/15/12	250,000	254,868
3.250%, 6/15/12	3,404,000	3,533,675
3.625%, 8/1/12	587,000	605,787
5.450%, 11/1/12	3,093,000	3,308,044
4.750%, 7/15/13	2,000,000	2,130,548
5.250%, 10/15/13	1,921,000	2,078,941
5.150%, 1/15/14	346,000	372,664
6.000%, 5/1/14	750,000	826,229
5.125%, 1/15/15	1,938,000	2,082,156
5.350%, 1/15/16	1,941,000	2,085,414
5.625%, 1/15/17	800,000	845,950
6.250%, 9/1/17	1,500,000	1,655,326
5.950%, 1/18/18	1,451,000	1,574,165
6.150%, 4/1/18	1,954,000	2,151,731
7.500%, 2/15/19	2,999,000	3,496,807
5.375%, 3/15/20	1,000,000	1,033,361
6.000%, 6/15/20	1,116,000	1,206,021
5.950%, 1/15/27	1,572,000	1,507,782
6.125%, 2/15/33	1,042,000	1,103,967
6.450%, 5/1/36	500,000	491,174
6.750%, 10/1/37	2,105,000	2,152,144
Jefferies Group, Inc.
7.750%, 3/15/12	105,000	112,241
8.500%, 7/15/19	946,000	1,081,638
6.875%, 4/15/21	870,000	904,166
Lazard Group LLC
7.125%, 5/15/15	400,000	430,718
Lehman Brothers Holdings, Inc.
0.000%, 12/23/09 (b)(h)	3,000,000	686,250
Merrill Lynch & Co., Inc.
6.050%, 8/15/12	1,000,000	1,058,899
5.450%, 2/5/13	1,386,000	1,461,944
6.150%, 4/25/13	2,376,000	2,549,465
5.300%, 9/30/15	1,000,000	1,031,735
6.050%, 5/16/16	1,503,000	1,548,557
5.700%, 5/2/17	2,000,000	2,006,722
6.400%, 8/28/17	1,741,000	1,840,709
6.875%, 4/25/18	3,124,000	3,418,774
6.875%, 11/15/18	130,000	140,008
6.220%, 9/15/26	500,000	474,449

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CORE BOND INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2010

	Principal Amount	Value (Note 1)

6.110%, 1/29/37	$1,500,000	$1,354,014
7.750%, 5/14/38	901,000	935,083
Morgan Stanley
5.625%, 1/9/12	2,402,000	2,508,034
2.250%, 3/13/12	250,000	254,949
6.600%, 4/1/12	1,000,000	1,065,468
1.950%, 6/20/12	1,693,000	1,728,008
5.750%, 8/31/12	346,000	369,988
5.250%, 11/2/12	1,820,000	1,941,430
5.300%, 3/1/13	416,000	443,297
4.750%, 4/1/14	2,193,000	2,245,691
6.000%, 5/13/14	500,000	540,240
6.000%, 4/28/15	2,500,000	2,707,507
5.375%, 10/15/15	2,246,000	2,359,129
5.750%, 10/18/16	1,000,000	1,066,475
5.450%, 1/9/17	416,000	431,399
5.550%, 4/27/17	1,750,000	1,823,150
5.950%, 12/28/17	1,916,000	2,027,205
6.625%, 4/1/18	1,473,000	1,597,865
7.300%, 5/13/19	1,500,000	1,688,457
5.625%, 9/23/19	2,039,000	2,079,133
5.500%, 7/24/20	1,522,000	1,537,637
7.250%, 4/1/32	1,021,000	1,168,934
Nomura Holdings, Inc.
5.000%, 3/4/15	777,000	810,093
6.700%, 3/4/20	653,000	698,902
Northern Trust Corp.
4.625%, 5/1/14	175,000	189,197
3.450%, 11/4/20	200,000	191,440
Raymond James Financial, Inc.
8.600%, 8/15/19	339,000	401,759
TD Ameritrade Holding Corp.
4.150%, 12/1/14	180,000	186,137

		117,634,094

Commercial Banks (2.3%)
Ally Financial, Inc.
1.750%, 10/30/12	1,416,000	1,441,080
2.200%, 12/19/12	2,193,000	2,255,564
American Express Bank FSB
5.500%, 4/16/13	1,000,000	1,077,793
Bank of Montreal
2.125%, 6/28/13	400,000	407,094
Bank of Nova Scotia
2.250%, 1/22/13	876,000	891,953
2.375%, 12/17/13	350,000	360,596
3.400%, 1/22/15	1,193,000	1,238,227
Bank of the West/California
2.150%, 3/27/12	500,000	509,602
BankAmerica Capital II
8.000%, 12/15/26	479,000	481,994
Barclays Bank plc
5.450%, 9/12/12	916,000	981,652
2.500%, 1/23/13	1,500,000	1,524,352
5.200%, 7/10/14	500,000	540,041
5.000%, 9/22/16	1,693,000	1,791,533
6.750%, 5/22/19	1,150,000	1,298,932
5.125%, 1/8/20	1,000,000	1,021,257
BB&T Capital Trust II
6.750%, 6/7/36	500,000	495,943

	Principal Amount	Value (Note 1)

BB&T Corp.
4.750%, 10/1/12	$500,000	$527,549
3.375%, 9/25/13	1,408,000	1,474,524
5.200%, 12/23/15	35,000	37,637
3.950%, 4/29/16	454,000	468,592
4.900%, 6/30/17	693,000	720,728
5.250%, 11/1/19	460,000	476,490
BNP Paribas/BNP Paribas U.S.
2.125%, 12/21/12	1,100,000	1,117,731
Canadian Imperial Bank of Commerce
1.450%, 9/13/13	758,000	755,510
Charter One Bank N.A.
6.375%, 5/15/12	1,000,000	1,049,287
China Development Bank Corp.
5.000%, 10/15/15	500,000	541,148
Citibank N.A.
1.875%, 5/7/12	1,000,000	1,017,058
1.750%, 12/28/12	1,500,000	1,530,351
Comerica, Inc.
3.000%, 9/16/15	1,000,000	988,574
Compass Bank
6.400%, 10/1/17	300,000	301,819
5.500%, 4/1/20	1,226,000	1,188,363
Credit Suisse AG/New York
3.450%, 7/2/12	827,000	857,463
5.000%, 5/15/13	3,386,000	3,644,291
5.500%, 5/1/14	1,096,000	1,201,931
3.500%, 3/23/15	2,000,000	2,048,602
6.000%, 2/15/18	1,236,000	1,325,355
5.300%, 8/13/19	1,346,000	1,421,739
5.400%, 1/14/20	1,173,000	1,197,954
Deutsche Bank Financial LLC
5.375%, 3/2/15	500,000	536,550
Discover Bank
8.700%, 11/18/19	500,000	588,557
Fifth Third Bancorp
6.250%, 5/1/13	346,000	375,021
8.250%, 3/1/38	990,000	1,139,341
Fifth Third Capital Trust IV
6.500%, 4/15/37 (l)	400,000	380,000
FleetBoston Financial Corp.
6.875%, 1/15/28	1,000,000	1,000,229
Glitnir Banki hf
0.000%, 10/15/08 (b)(h)§	4,650,000	1,383,375
HSBC Bank USA/New York
4.625%, 4/1/14	1,416,000	1,476,392
4.875%, 8/24/20	500,000	497,034
5.875%, 11/1/34	500,000	495,311
HSBC Holdings plc
5.250%, 12/12/12	40,000	42,539
6.500%, 5/2/36	2,000,000	2,088,158
6.500%, 9/15/37	1,543,000	1,615,891
6.800%, 6/1/38	243,000	262,760
Huntington BancShares, Inc.
7.000%, 12/15/20	80,000	84,231
ICICI Bank Ltd./Bahrain
6.625%, 10/3/12§	600,000	642,000
JPMorgan Chase Bank N.A.
6.000%, 10/1/17	1,850,000	2,050,840
KeyBank N.A.
3.200%, 6/15/12	500,000	518,689
5.800%, 7/1/14	1,800,000	1,928,720

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CORE BOND INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2010

	Principal Amount	Value (Note 1)

KeyCorp
6.500%, 5/14/13	$1,093,000	$1,186,687
Kreditanstalt fuer Wiederaufbau
2.000%, 1/17/12	3,500,000	3,550,981
1.250%, 6/15/12	2,000,000	2,016,992
1.875%, 1/14/13	1,500,000	1,528,216
3.250%, 3/15/13	2,801,000	2,935,868
4.000%, 10/15/13	2,262,000	2,430,306
3.500%, 3/10/14	4,886,000	5,198,528
4.125%, 10/15/14	708,000	769,805
2.750%, 10/21/14	1,000,000	1,038,599
2.625%, 3/3/15	1,000,000	1,027,607
4.875%, 1/17/17	2,965,000	3,309,557
4.500%, 7/16/18	2,109,000	2,294,109
4.875%, 6/17/19	1,500,000	1,663,266
4.000%, 1/27/20	4,039,000	4,187,268
(Zero Coupon), 4/18/36	1,289,000	369,671
(Zero Coupon), 6/29/37	693,000	184,976
Landesbank Baden-Wuerttemberg/New York
5.050%, 12/30/15	100,000	112,528
Landeskreditbank Baden-Wuerttemberg Foerderbank
4.875%, 1/13/12	500,000	520,748
Landwirtschaftliche Rentenbank
5.250%, 7/2/12	1,000,000	1,066,502
1.875%, 9/24/12	500,000	509,089
3.250%, 3/15/13	642,000	671,625
4.125%, 7/15/13	916,000	980,823
3.125%, 7/15/15	2,000,000	2,070,470
5.125%, 2/1/17	1,635,000	1,837,143
M&I Marshall & Ilsley Bank
5.250%, 9/4/12	500,000	515,267
5.000%, 1/17/17	908,000	921,368
Manufacturers & Traders Trust Co.
6.625%, 12/4/17	500,000	561,324
National City Corp.
4.900%, 1/15/15	520,000	556,939
North Fork Bancorp, Inc.
5.875%, 8/15/12	500,000	526,839
Oesterreichische Kontrollbank AG
1.875%, 3/21/12	1,500,000	1,522,710
4.750%, 10/16/12	554,000	591,196
1.750%, 3/11/13	500,000	506,284
4.875%, 2/16/16	1,943,000	2,147,355
5.000%, 4/25/17	346,000	384,213
PNC Bank N.A.
4.875%, 9/21/17	1,000,000	1,026,504
PNC Funding Corp.
2.300%, 6/22/12	1,000,000	1,025,461
5.400%, 6/10/14	200,000	219,240
3.625%, 2/8/15	200,000	206,791
4.250%, 9/21/15	1,000,000	1,049,657
5.625%, 2/1/17	1,265,000	1,352,204
5.125%, 2/8/20	269,000	280,377
4.375%, 8/11/20	339,000	335,034
Royal Bank of Canada
2.100%, 7/29/13	939,000	957,540
Royal Bank of Scotland Group plc
5.000%, 10/1/14	666,000	640,677
4.875%, 3/16/15	700,000	716,047
6.400%, 10/21/19	1,010,000	1,016,416

	Principal Amount	Value (Note 1)

Royal Bank of Scotland plc
3.950%, 9/21/15	$1,500,000	$1,474,548
SouthTrust Corp.
5.800%, 6/15/14	1,028,000	1,112,710
Sovereign Bank
2.750%, 1/17/12	500,000	511,361
8.750%, 5/30/18	500,000	545,223
SunTrust Banks, Inc.
6.000%, 9/11/17	500,000	525,086
SunTrust Banks, Inc./Georgia
5.000%, 9/1/15	31,000	32,396
7.250%, 3/15/18	846,000	938,036
SVB Financial Group
5.375%, 9/15/20	160,000	153,853
U.S. Bancorp
1.800%, 5/15/12	800,000	813,239
2.125%, 2/15/13	200,000	203,763
1.375%, 9/13/13	1,000,000	999,515
4.200%, 5/15/14	523,000	558,677
3.150%, 3/4/15	500,000	514,355
U.S. Bank N.A./Ohio
4.950%, 10/30/14	1,000,000	1,089,819
UBS AG/Connecticut
3.875%, 1/15/15	2,500,000	2,576,555
5.875%, 7/15/16	600,000	645,648
5.875%, 12/20/17	1,943,000	2,136,962
5.750%, 4/25/18	1,416,000	1,538,811
7.750%, 9/1/26	200,000	221,676
UFJ Finance Aruba AEC
6.750%, 7/15/13	523,000	583,199
USB Capital XIII Trust
6.625%, 12/15/39	319,000	325,836
Wachovia Bank N.A.
4.875%, 2/1/15	1,600,000	1,696,731
6.600%, 1/15/38	2,393,000	2,634,870
Wachovia Corp.
5.500%, 5/1/13	928,000	1,009,847
5.700%, 8/1/13	976,000	1,067,507
5.250%, 8/1/14	1,748,000	1,864,231
5.625%, 10/15/16	1,447,000	1,574,109
5.750%, 6/15/17	110,000	121,775
5.750%, 2/1/18	346,000	384,164
5.500%, 8/1/35	346,000	324,072
Wells Fargo & Co.
5.250%, 10/23/12	940,000	1,007,753
4.375%, 1/31/13	1,346,000	1,424,406
4.950%, 10/16/13	500,000	535,499
3.750%, 10/1/14	2,154,000	2,248,528
5.000%, 11/15/14	500,000	530,935
5.125%, 9/15/16	55,000	58,682
5.625%, 12/11/17	2,560,000	2,834,388
5.375%, 2/7/35	1,000,000	1,016,783
Wells Fargo Bank N.A.
5.750%, 5/16/16	2,000,000	2,206,740
Wells Fargo Capital X
5.950%, 12/15/36	500,000	482,632
Wells Fargo Capital XIII
7.700%, 12/29/49 (l)	1,346,000	1,391,427
Wells Fargo Capital XV
9.750%, 9/29/49 (l)	500,000	556,250
Westpac Banking Corp.
2.250%, 11/19/12	573,000	586,271

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CORE BOND INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2010

	Principal Amount	Value (Note 1)

4.200%, 2/27/15	$700,000	$734,687
3.000%, 8/4/15	1,000,000	1,005,058
4.875%, 11/19/19	1,073,000	1,127,514
Zions Bancorp
7.750%, 9/23/14	500,000	521,255

		162,284,136

Consumer Finance (0.4%)
American Express Co.
7.250%, 5/20/14	1,334,000	1,519,731
5.500%, 9/12/16	30,000	32,958
6.150%, 8/28/17	554,000	624,475
7.000%, 3/19/18	1,167,000	1,359,290
8.125%, 5/20/19	1,062,000	1,321,352
8.150%, 3/19/38	500,000	677,245
American Express Credit Corp.
5.875%, 5/2/13	1,708,000	1,857,515
7.300%, 8/20/13	1,866,000	2,102,717
5.125%, 8/25/14	500,000	539,092
2.750%, 9/15/15	1,000,000	983,686
Capital One Financial Corp.
7.375%, 5/23/14	596,000	678,207
5.500%, 6/1/15	500,000	535,767
6.150%, 9/1/16	569,000	616,011
6.750%, 9/15/17	1,346,000	1,551,081
Discover Financial Services
6.450%, 6/12/17	498,000	518,518
FIA Card Services N.A.
6.625%, 6/15/12	250,000	264,486
HSBC Finance Corp.
7.000%, 5/15/12	957,000	1,026,808
6.375%, 11/27/12	1,369,000	1,484,222
4.750%, 7/15/13	2,036,000	2,147,316
5.000%, 6/30/15	901,000	957,041
6.676%, 1/15/21§	387,000	390,979
MBNA Corp.
5.000%, 6/15/15	100,000	102,871
ORIX Corp.
4.710%, 4/27/15	1,351,000	1,368,209
PACCAR Financial Corp.
1.950%, 12/17/12	469,000	477,586
SLM Corp.
5.125%, 8/27/12	500,000	510,376
5.000%, 10/1/13	693,000	694,792
5.375%, 5/15/14	1,473,000	1,480,259
8.450%, 6/15/18	1,069,000	1,111,078
8.000%, 3/25/20	423,000	428,882
5.625%, 8/1/33	200,000	156,930
Toyota Motor Credit Corp.
1.375%, 8/12/13	423,000	424,734
3.200%, 6/17/15	500,000	516,470
4.500%, 6/17/20	300,000	313,547

		28,774,231

Diversified Financial Services (2.8%)
AEP Texas Central Transition Funding LLC
5.306%, 7/1/20	1,000,000	1,118,898
Allstate Life Global Funding Trusts
5.375%, 4/30/13	1,416,000	1,541,967
Ameriprise Financial, Inc.
7.300%, 6/28/19	1,111,000	1,312,795

	Principal Amount	Value (Note 1)

AngloGold Ashanti Holdings plc
5.375%, 4/15/20	$446,000	$463,840
6.500%, 4/15/40	145,000	148,228
Bank of America Corp.
2.100%, 4/30/12	3,843,000	3,922,796
3.125%, 6/15/12	4,686,000	4,853,365
2.375%, 6/22/12	500,000	512,905
5.375%, 9/11/12	2,006,000	2,106,892
4.750%, 8/15/13	599,000	622,706
7.375%, 5/15/14	3,015,000	3,351,414
5.125%, 11/15/14	1,000,000	1,048,507
6.500%, 8/1/16	1,285,000	1,394,345
5.625%, 10/14/16	1,986,000	2,059,093
6.000%, 9/1/17	60,000	62,880
5.750%, 12/1/17	1,500,000	1,560,939
5.650%, 5/1/18	2,139,000	2,185,570
7.625%, 6/1/19	3,019,000	3,476,182
5.625%, 7/1/20	1,000,000	1,019,492
7.250%, 10/15/25	69,000	69,438
Bank of America N.A.
5.300%, 3/15/17	1,300,000	1,317,463
6.000%, 10/15/36	500,000	471,849
Block Financial LLC
7.875%, 1/15/13	400,000	419,339
Boeing Capital Corp.
6.500%, 2/15/12	1,151,000	1,221,613
5.800%, 1/15/13	200,000	218,258
BP Capital Markets plc
3.125%, 3/10/12	800,000	818,033
5.250%, 11/7/13	1,096,000	1,186,982
3.625%, 5/8/14	639,000	658,700
3.875%, 3/10/15	1,043,000	1,075,844
4.750%, 3/10/19	1,121,000	1,155,746
4.500%, 10/1/20	1,125,000	1,122,288
Capital One Capital IV
6.745%, 2/17/37 (l)	489,000	482,888
Capital One Capital V
10.250%, 8/15/39	100,000	107,000
Capital One Capital VI
8.875%, 5/15/40	699,000	727,834
Caterpillar Financial Services Corp.
1.900%, 12/17/12	45,000	45,728
4.250%, 2/8/13	949,000	1,008,130
2.000%, 4/5/13	269,000	273,653
4.900%, 8/15/13	208,000	226,827
1.550%, 12/20/13	200,000	200,189
6.125%, 2/17/14	896,000	1,007,317
2.750%, 6/24/15	200,000	202,907
7.150%, 2/15/19	2,020,000	2,483,917
Citigroup Funding, Inc.
2.125%, 7/12/12	500,000	511,344
1.875%, 10/22/12	2,846,000	2,902,997
1.875%, 11/15/12	1,000,000	1,020,157
2.250%, 12/10/12	1,400,000	1,440,058
Citigroup, Inc.
6.000%, 2/21/12	135,000	141,611
2.125%, 4/30/12	5,386,000	5,495,304
5.625%, 8/27/12	500,000	524,677
5.300%, 10/17/12	1,193,000	1,263,436
5.500%, 4/11/13	4,188,000	4,459,508
6.500%, 8/19/13	2,686,000	2,949,386

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CORE BOND INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2010

	Principal Amount	Value (Note 1)

6.000%, 12/13/13	$1,000,000	$1,092,735
6.375%, 8/12/14	2,000,000	2,210,414
5.000%, 9/15/14	2,293,000	2,372,058
5.500%, 10/15/14	1,831,000	1,972,805
5.850%, 8/2/16	416,000	446,458
5.500%, 2/15/17	1,000,000	1,035,041
6.125%, 11/21/17	1,705,000	1,868,486
6.125%, 5/15/18	2,113,000	2,314,849
8.500%, 5/22/19	3,494,000	4,337,574
5.375%, 8/9/20	1,000,000	1,039,007
5.850%, 12/11/34	1,095,000	1,068,939
6.125%, 8/25/36	2,346,000	2,247,954
5.875%, 5/29/37	500,000	489,145
6.875%, 3/5/38	1,193,000	1,323,322
8.125%, 7/15/39	1,549,000	1,970,540
CME Group, Inc.
5.750%, 2/15/14	1,000,000	1,107,247
ConocoPhillips Canada Funding Co. I
5.625%, 10/15/16	416,000	472,818
5.950%, 10/15/36	434,000	468,235
Credit Suisse FB USA, Inc.
4.875%, 1/15/15	300,000	323,445
5.125%, 8/15/15	932,000	1,017,958
Credit Suisse USA, Inc.
6.500%, 1/15/12	1,208,000	1,276,248
5.850%, 8/16/16	1,193,000	1,335,182
7.125%, 7/15/32	400,000	479,397
Diageo Investment Corp.
7.450%, 4/15/35	200,000	248,420
Equifax, Inc.
4.450%, 12/1/14	269,000	283,138
General Electric Capital Corp.
5.875%, 2/15/12	3,175,000	3,339,884
2.250%, 3/12/12	1,000,000	1,021,161
2.200%, 6/8/12	1,693,000	1,730,903
6.000%, 6/15/12	1,693,000	1,809,832
2.000%, 9/28/12	1,000,000	1,021,447
5.250%, 10/19/12	2,401,000	2,566,148
2.125%, 12/21/12	1,500,000	1,541,154
2.625%, 12/28/12	3,386,000	3,511,908
5.450%, 1/15/13	3,110,000	3,344,491
4.800%, 5/1/13	1,726,000	1,845,248
5.900%, 5/13/14	3,520,000	3,895,792
3.750%, 11/14/14	1,000,000	1,033,719
4.375%, 9/21/15	1,393,000	1,460,633
5.400%, 2/15/17	1,034,000	1,106,829
5.625%, 9/15/17	50,000	54,825
5.625%, 5/1/18	4,470,000	4,874,597
6.000%, 8/7/19	3,000,000	3,337,773
6.750%, 3/15/32	2,475,000	2,801,992
6.150%, 8/7/37	485,000	511,234
5.875%, 1/14/38	1,754,000	1,820,738
6.875%, 1/10/39	3,624,000	4,188,112
IBM International Group Capital LLC
5.050%, 10/22/12	500,000	537,507
John Deere Capital Corp.
7.000%, 3/15/12	1,458,000	1,564,949
2.875%, 6/19/12	1,770,000	1,828,833
5.250%, 10/1/12	1,096,000	1,178,893
4.500%, 4/3/13	500,000	534,799
5.500%, 4/13/17	208,000	231,907
5.750%, 9/10/18	608,000	688,785

	Principal Amount	Value (Note 1)

JPMorgan Chase & Co.
6.625%, 3/15/12	$1,128,000	$1,199,068
2.125%, 6/22/12	2,639,000	2,697,924
2.125%, 12/26/12	1,000,000	1,027,542
5.750%, 1/2/13	100,000	108,356
4.750%, 5/1/13	1,416,000	1,516,021
4.650%, 6/1/14	1,173,000	1,252,047
5.125%, 9/15/14	1,693,000	1,801,472
3.700%, 1/20/15	1,831,000	1,894,880
5.250%, 5/1/15	170,000	181,307
6.000%, 1/15/18	2,669,000	2,980,595
6.300%, 4/23/19	3,096,000	3,524,037
4.950%, 3/25/20	500,000	513,285
4.400%, 7/22/20	2,430,000	2,391,718
6.400%, 5/15/38	1,216,000	1,379,174
JPMorgan Chase Capital XVIII
6.950%, 8/17/36	474,000	475,608
JPMorgan Chase Capital XXII
6.450%, 2/2/37	250,000	249,025
JPMorgan Chase Capital XXV
6.800%, 10/1/37	995,000	1,025,936
JPMorgan Chase Capital XXVII
7.000%, 11/1/39	1,000,000	1,047,028
K2 Corp.
0.000%, 2/15/11†(b)(h)	13,500,000	—
Links Finance LLC
0.000%, 12/31/09†(b)(h)	7,100,000	—
MUFG Capital Finance I Ltd.
6.346%, 7/29/49 (l)	1,693,000	1,706,014
NASDAQ OMX Group, Inc.
4.000%, 1/15/15	373,000	379,651
5.250%, 1/16/18	120,000	121,050
5.550%, 1/15/20	269,000	271,791
National Rural Utilities Cooperative Finance Corp.
7.250%, 3/1/12	1,840,000	1,972,472
4.750%, 3/1/14	1,500,000	1,621,623
5.450%, 2/1/18	69,000	76,212
10.375%, 11/1/18	1,000,000	1,379,424
8.000%, 3/1/32	441,000	558,256
Private Export Funding Corp.
5.685%, 5/15/12	300,000	321,161
4.550%, 5/15/15	400,000	442,128
4.950%, 11/15/15	269,000	300,714
4.300%, 12/15/21	469,000	482,313
RenRe North America Holdings, Inc.
5.750%, 3/15/20	100,000	100,394
Teco Finance, Inc.
4.000%, 3/15/16	562,000	573,048
5.150%, 3/15/20	822,000	852,221
Unilever Capital Corp.
3.650%, 2/15/14	500,000	525,824
4.800%, 2/15/19	1,096,000	1,186,721
5.900%, 11/15/32	500,000	559,317
Western Union Co.
6.500%, 2/26/14	200,000	223,319
5.253%, 4/1/20	1,002,000	1,029,445

		196,106,864

Insurance (0.8%)
ACE INA Holdings, Inc.
5.875%, 6/15/14	500,000	560,620

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CORE BOND INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2010

	Principal Amount	Value (Note 1)

5.600%, 5/15/15	$250,000	$275,477
5.900%, 6/15/19	135,000	149,877
6.700%, 5/15/36	100,000	117,368
Aegon N.V.
4.625%, 12/1/15	600,000	618,406
Aflac, Inc.
3.450%, 8/15/15	450,000	457,171
8.500%, 5/15/19	404,000	499,543
6.900%, 12/17/39	110,000	118,139
6.450%, 8/15/40	169,000	173,086
Alleghany Corp.
5.625%, 9/15/20	200,000	195,313
Allied World Assurance Co. Holdings Ltd./Bermuda
7.500%, 8/1/16	640,000	708,619
Allstate Corp.
6.200%, 5/16/14	648,000	732,827
7.450%, 5/16/19	373,000	452,692
5.550%, 5/9/35	500,000	505,504
5.950%, 4/1/36	703,000	738,161
6.500%, 5/15/57 (l)	250,000	250,625
American Financial Group, Inc./Ohio
9.875%, 6/15/19	69,000	82,610
American International Group, Inc.
4.250%, 5/15/13	500,000	517,424
5.050%, 10/1/15	554,000	568,714
5.450%, 5/18/17	75,000	75,948
5.850%, 1/16/18	916,000	944,526
8.250%, 8/15/18	3,124,000	3,599,054
6.250%, 5/1/36	500,000	479,912
AON Corp.
8.205%, 1/1/27	300,000	322,506
Assurant, Inc.
5.625%, 2/15/14	343,000	360,628
Axis Specialty Finance LLC
5.875%, 6/1/20	500,000	499,217
Berkshire Hathaway Finance Corp.
4.000%, 4/15/12	1,173,000	1,219,906
5.000%, 8/15/13	1,943,000	2,120,823
4.850%, 1/15/15	1,030,000	1,126,405
5.400%, 5/15/18	693,000	760,265
5.750%, 1/15/40	469,000	492,858
Berkshire Hathaway, Inc.
2.125%, 2/11/13	700,000	714,927
Chubb Corp.
5.750%, 5/15/18	666,000	739,972
6.500%, 5/15/38	500,000	570,260
6.375%, 3/29/67 (l)	500,000	521,250
CNA Financial Corp.
7.350%, 11/15/19	571,000	626,247
5.875%, 8/15/20	608,000	605,369
Delphi Financial Group, Inc.
7.875%, 1/31/20	75,000	80,123
Genworth Financial, Inc.
8.625%, 12/15/16	1,000,000	1,124,607
6.515%, 5/22/18	311,000	316,073
7.700%, 6/15/20	200,000	211,662
7.200%, 2/15/21	200,000	204,724
Hartford Financial Services Group, Inc.
4.000%, 3/30/15	1,064,000	1,066,890
6.300%, 3/15/18	500,000	532,458
5.500%, 3/30/20	706,000	716,178

	Principal Amount	Value (Note 1)

6.100%, 10/1/41	$419,000	$395,714
HCC Insurance Holdings, Inc.
6.300%, 11/15/19	200,000	210,870
Lincoln National Corp.
4.300%, 6/15/15	200,000	206,027
8.750%, 7/1/19	927,000	1,159,536
6.250%, 2/15/20	385,000	419,951
6.300%, 10/9/37	450,000	452,852
7.000%, 6/15/40	200,000	217,495
Markel Corp.
7.125%, 9/30/19	221,000	239,985
Marsh & McLennan Cos., Inc.
5.375%, 7/15/14	706,000	751,041
5.750%, 9/15/15	150,000	161,450
9.250%, 4/15/19	500,000	630,854
5.875%, 8/1/33	35,000	32,003
MetLife, Inc.
2.375%, 2/6/14	200,000	200,949
5.500%, 6/15/14	500,000	545,179
5.000%, 6/15/15	416,000	450,530
6.750%, 6/1/16	1,500,000	1,739,945
7.717%, 2/15/19	342,000	419,884
4.750%, 2/8/21	447,000	456,397
5.700%, 6/15/35	1,020,000	1,041,170
6.400%, 12/15/36	829,000	779,260
PartnerReinsurance Finance B LLC
5.500%, 6/1/20	304,000	306,135
Principal Financial Group, Inc.
7.875%, 5/15/14	1,109,000	1,277,635
8.875%, 5/15/19	600,000	754,849
Principal Life Income Funding Trusts
5.300%, 4/24/13	208,000	225,089
Protective Life Corp.
7.375%, 10/15/19	400,000	433,049
8.450%, 10/15/39	200,000	214,937
Prudential Financial, Inc.
2.750%, 1/14/13	369,000	375,735
5.150%, 1/15/13	511,000	545,030
4.500%, 7/15/13	932,000	988,378
5.100%, 9/20/14	263,000	282,506
3.875%, 1/14/15	229,000	236,254
6.200%, 1/15/15	300,000	330,843
6.000%, 12/1/17	1,070,000	1,187,812
7.375%, 6/15/19	531,000	626,070
5.375%, 6/21/20	100,000	104,495
5.700%, 12/14/36	139,000	137,878
6.625%, 12/1/37	1,000,000	1,111,618
8.875%, 6/15/38 (l)	303,000	352,237
6.625%, 6/21/40	600,000	669,485
Reinsurance Group of America, Inc.
6.450%, 11/15/19	269,000	283,910
Swiss Reinsurance Solutions Holding Corp.
7.000%, 2/15/26	1,275,000	1,320,982
Torchmark Corp.
9.250%, 6/15/19	175,000	214,185
Transatlantic Holdings, Inc.
8.000%, 11/30/39	469,000	480,144
Travelers Cos., Inc.
5.500%, 12/1/15	40,000	44,898
5.800%, 5/15/18	1,000,000	1,120,245
5.900%, 6/2/19	1,000,000	1,126,534
6.750%, 6/20/36	485,000	567,162

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CORE BOND INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2010

	Principal Amount	Value (Note 1)

6.250%, 6/15/37	$500,000	$555,664
Unum Group
7.125%, 9/30/16	100,000	112,321
5.625%, 9/15/20	100,000	100,376
Validus Holdings Ltd.
8.875%, 1/26/40	100,000	106,600
W.R. Berkley Corp.
6.250%, 2/15/37	70,000	65,279
Willis North America, Inc.
5.625%, 7/15/15	470,000	493,869
7.000%, 9/29/19	100,000	104,227
XL Capital Finance Europe plc
6.500%, 1/15/12	400,000	413,167
XL Group plc
5.250%, 9/15/14	866,000	892,325
6.250%, 5/15/27	200,000	196,965

		56,624,944

Real Estate Investment Trusts (REITs) (0.3%)
AvalonBay Communities, Inc.
5.700%, 3/15/17	439,000	483,861
6.100%, 3/15/20	139,000	155,444
Boston Properties LP
5.875%, 10/15/19	200,000	216,890
5.625%, 11/15/20	250,000	266,056
Brandywine Operating Partnership LP
7.500%, 5/15/15	250,000	273,267
BRE Properties, Inc.
5.200%, 3/15/21	135,000	136,213
CommonWealth REIT
6.650%, 1/15/18	381,000	396,889
Digital Realty Trust LP
4.500%, 7/15/15§	339,000	341,088
Duke Realty LP
6.500%, 1/15/18	500,000	533,520
6.750%, 3/15/20	65,000	70,518
Entertainment Properties Trust
7.750%, 7/15/20§	269,000	284,468
Equity One, Inc.
6.250%, 12/15/14	200,000	211,055
ERP Operating LP
6.625%, 3/15/12	110,000	116,973
5.250%, 9/15/14	1,119,000	1,220,339
5.125%, 3/15/16	1,416,000	1,527,656
4.750%, 7/15/20	250,000	251,963
HCP, Inc.
5.650%, 12/15/13	310,000	332,989
6.000%, 1/30/17	861,000	900,503
Health Care REIT, Inc.
6.200%, 6/1/16	527,000	583,128
6.125%, 4/15/20	285,000	300,010
Healthcare Realty Trust, Inc.
5.125%, 4/1/14	248,000	259,674
6.500%, 1/17/17	469,000	505,792
Hospitality Properties Trust
7.875%, 8/15/14	1,323,000	1,463,358
5.625%, 3/15/17	250,000	248,400
Kilroy Realty LP
5.000%, 11/3/15	200,000	198,550
Kimco Realty Corp.
6.875%, 10/1/19	339,000	383,512

	Principal Amount	Value (Note 1)

Liberty Property LP
6.625%, 10/1/17	$500,000	$566,434
4.750%, 10/1/20	239,000	236,503
Mack-Cali Realty LP
7.750%, 8/15/19	639,000	743,639
ProLogis
7.625%, 8/15/14	421,000	474,727
6.250%, 3/15/17	252,000	262,953
6.625%, 5/15/18	900,000	955,614
6.875%, 3/15/20	18,000	19,111
Realty Income Corp.
5.750%, 1/15/21	250,000	258,482
Simon Property Group LP
4.200%, 2/1/15	372,000	388,975
5.100%, 6/15/15	464,000	503,626
5.750%, 12/1/15	385,000	427,731
5.250%, 12/1/16	208,000	224,393
10.350%, 4/1/19	1,000,000	1,367,199
5.650%, 2/1/20	573,000	619,834
4.375%, 3/1/21	1,095,000	1,082,115
6.750%, 2/1/40	269,000	306,346
Ventas Realty LP/Ventas Capital Corp.
3.125%, 11/30/15	200,000	192,697

		20,292,495

Thrifts & Mortgage Finance (0.0%)
Countrywide Financial Corp.
5.800%, 6/7/12	1,600,000	1,683,355
6.250%, 5/15/16	524,000	537,355
U.S. Central Federal Credit Union
1.900%, 10/19/12	1,000,000	1,020,963
Western Corporate Federal Credit Union
1.750%, 11/2/12	608,000	618,995

		3,860,668

Total Financials		585,577,432

Health Care (1.2%)
Biotechnology (0.1%)
Amgen, Inc.
4.850%, 11/18/14	208,000	228,573
5.850%, 6/1/17	480,000	547,919
6.150%, 6/1/18	200,000	233,252
5.700%, 2/1/19	958,000	1,089,154
4.500%, 3/15/20	135,000	140,142
6.375%, 6/1/37	474,000	542,253
6.400%, 2/1/39	346,000	398,462
5.750%, 3/15/40	648,000	687,011
Biogen Idec, Inc.
6.000%, 3/1/13	200,000	216,021
6.875%, 3/1/18	100,000	112,736
Genentech, Inc.
4.750%, 7/15/15	500,000	550,547
5.250%, 7/15/35	208,000	210,875
Genzyme Corp.
3.625%, 6/15/15	200,000	205,327
Life Technologies Corp.
6.000%, 3/1/20	500,000	535,567

		5,697,839

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CORE BOND INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2010

	Principal Amount	Value (Note 1)

Health Care Equipment & Supplies (0.1%)
Baxter International, Inc.
1.800%, 3/15/13	$28,000	$28,441
4.625%, 3/15/15	208,000	226,518
5.900%, 9/1/16	936,000	1,085,024
4.250%, 3/15/20	369,000	379,453
6.250%, 12/1/37	69,000	79,317
Beckman Coulter, Inc.
6.000%, 6/1/15	450,000	491,104
Becton Dickinson and Co.
3.250%, 11/12/20	300,000	281,587
C.R. Bard, Inc.
2.875%, 1/15/16	250,000	251,829
4.400%, 1/15/21	190,000	193,053
CareFusion Corp.
5.125%, 8/1/14	200,000	216,188
6.375%, 8/1/19	500,000	564,895
Covidien International Finance S.A.
1.875%, 6/15/13	539,000	545,455
2.800%, 6/15/15	200,000	200,739
6.000%, 10/15/17	1,166,000	1,325,168
4.200%, 6/15/20	200,000	199,949
Hospira, Inc.
5.900%, 6/15/14	205,000	225,803
6.400%, 5/15/15	251,000	284,185
Mead Johnson Nutrition Co.
3.500%, 11/1/14	469,000	484,984
4.900%, 11/1/19	704,000	742,624
5.900%, 11/1/39	269,000	278,488
Medtronic, Inc.
3.000%, 3/15/15	1,000,000	1,026,185
4.450%, 3/15/20	500,000	519,088
6.500%, 3/15/39	500,000	577,518
St. Jude Medical, Inc.
3.750%, 7/15/14	500,000	528,457
4.875%, 7/15/19	500,000	529,852
Stryker Corp.
3.000%, 1/15/15	269,000	274,844
4.375%, 1/15/20	269,000	277,606

		11,818,354

Health Care Providers & Services (0.3%)
Aetna, Inc.
6.000%, 6/15/16	748,000	852,989
6.500%, 9/15/18	500,000	575,921
6.625%, 6/15/36	668,000	734,250
6.750%, 12/15/37	346,000	389,551
Becton Dickinson and Co.
5.000%, 11/12/40	145,000	142,780
Cardinal Health, Inc.
4.625%, 12/15/20	200,000	199,553
CIGNA Corp.
5.375%, 3/15/17	25,000	26,452
5.125%, 6/15/20	1,052,000	1,090,460
7.875%, 5/15/27	69,000	80,738
Coventry Health Care, Inc.
6.300%, 8/15/14	286,000	301,997
5.950%, 3/15/17	336,000	341,606
Express Scripts, Inc.
5.250%, 6/15/12	800,000	844,364
6.250%, 6/15/14	968,000	1,082,187
7.250%, 6/15/19	160,000	189,380

	Principal Amount	Value (Note 1)

Humana, Inc.
6.450%, 6/1/16	$149,000	$162,991
7.200%, 6/15/18	1,081,000	1,221,150
McKesson Corp.
6.500%, 2/15/14	846,000	950,463
5.700%, 3/1/17	500,000	555,335
Medco Health Solutions, Inc.
7.125%, 3/15/18	819,000	961,094
Quest Diagnostics, Inc.
6.400%, 7/1/17	500,000	547,633
4.750%, 1/30/20	182,000	180,015
6.950%, 7/1/37	200,000	212,087
5.750%, 1/30/40	108,000	102,878
UnitedHealth Group, Inc.
6.000%, 2/15/18	1,580,000	1,793,531
5.800%, 3/15/36	25,000	25,363
6.875%, 2/15/38	1,846,000	2,149,137
WellPoint Health Networks, Inc.
6.375%, 1/15/12	943,000	994,056
WellPoint, Inc.
6.000%, 2/15/14	446,000	495,702
5.000%, 12/15/14	40,000	43,398
5.250%, 1/15/16	500,000	549,766
5.875%, 6/15/17	139,000	155,375
7.000%, 2/15/19	1,022,000	1,203,033
5.850%, 1/15/36	569,000	587,235
5.800%, 8/15/40	224,000	228,139

		19,970,609

Pharmaceuticals (0.7%)
Abbott Laboratories, Inc.
5.150%, 11/30/12	350,000	378,419
2.700%, 5/27/15	300,000	305,864
5.875%, 5/15/16	763,000	880,809
5.600%, 11/30/17	693,000	792,313
5.125%, 4/1/19	1,700,000	1,871,809
4.125%, 5/27/20	400,000	406,692
6.000%, 4/1/39	858,000	968,614
5.300%, 5/27/40	500,000	513,572
AstraZeneca plc
5.400%, 9/15/12	1,008,000	1,086,975
5.900%, 9/15/17	1,485,000	1,719,676
6.450%, 9/15/37	1,216,000	1,443,644
Bristol-Myers Squibb Co.
5.250%, 8/15/13	120,000	132,649
5.450%, 5/1/18	1,208,000	1,369,228
5.875%, 11/15/36	213,000	236,879
6.125%, 5/1/38	18,000	20,790
Eli Lilly and Co.
3.550%, 3/6/12	617,000	636,586
5.200%, 3/15/17	1,104,000	1,223,717
5.500%, 3/15/27	500,000	534,040
5.950%, 11/15/37	708,000	785,576
GlaxoSmithKline Capital, Inc.
4.850%, 5/15/13	1,268,000	1,376,791
5.650%, 5/15/18	2,460,000	2,812,835
6.375%, 5/15/38	958,000	1,132,265
Johnson & Johnson
5.150%, 8/15/12	200,000	214,510
5.550%, 8/15/17	500,000	587,378
5.150%, 7/15/18	538,000	612,254
4.950%, 5/15/33	192,000	195,382

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CORE BOND INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2010

	Principal Amount	Value (Note 1)

5.950%, 8/15/37	$370,000	$432,295
5.850%, 7/15/38	877,000	1,009,459
Merck & Co., Inc.
4.750%, 3/1/15	1,000,000	1,101,202
4.000%, 6/30/15	139,000	149,133
6.000%, 9/15/17	1,058,000	1,236,365
5.000%, 6/30/19	950,000	1,046,861
6.400%, 3/1/28	208,000	239,560
5.750%, 11/15/36	1,000,000	1,100,371
6.550%, 9/15/37	514,000	626,212
5.850%, 6/30/39	243,000	272,192
Novartis Capital Corp.
1.900%, 4/24/13	1,117,000	1,134,826
4.125%, 2/10/14	600,000	640,316
2.900%, 4/24/15	800,000	821,827
Novartis Securities Investment Ltd.
5.125%, 2/10/19	1,754,000	1,939,984
Pfizer, Inc.
4.450%, 3/15/12	1,346,000	1,404,490
4.500%, 2/15/14	596,000	647,898
5.350%, 3/15/15	1,846,000	2,075,198
6.200%, 3/15/19	1,421,000	1,664,504
7.200%, 3/15/39	1,346,000	1,741,774
Teva Pharmaceutical Finance Co. LLC
5.550%, 2/1/16	190,000	214,054
6.150%, 2/1/36	736,000	828,726
Teva Pharmaceutical Finance II B.V./Teva Pharmaceutical Finance III LLC
3.000%, 6/15/15	469,000	477,197
Teva Pharmaceutical Finance III LLC
1.500%, 6/15/12	469,000	473,312
Watson Pharmaceuticals, Inc.
5.000%, 8/15/14	231,000	248,253
6.125%, 8/15/19	288,000	318,913
Wyeth
5.500%, 3/15/13	208,000	227,422
5.500%, 2/1/14	1,070,000	1,189,528
5.500%, 2/15/16	1,335,000	1,510,247
7.250%, 3/1/23	483,000	602,130
6.500%, 2/1/34	500,000	584,490
6.000%, 2/15/36	69,000	76,686
5.950%, 4/1/37	901,000	997,071

		49,271,763

Total Health Care		86,758,565

Industrials (1.3%)
Aerospace & Defense (0.3%)
Boeing Co.
5.125%, 2/15/13	35,000	37,883
5.000%, 3/15/14	300,000	329,094
3.500%, 2/15/15	685,000	718,410
6.000%, 3/15/19	846,000	973,339
4.875%, 2/15/20	886,000	953,770
6.125%, 2/15/33	69,000	76,070
6.875%, 3/15/39	500,000	606,946
5.875%, 2/15/40	266,000	289,382
Embraer Overseas Ltd.
6.375%, 1/15/20	500,000	527,500
General Dynamics Corp.
4.250%, 5/15/13	208,000	223,556
5.250%, 2/1/14	1,000,000	1,101,114

	Principal Amount	Value (Note 1)

Goodrich Corp.
6.125%, 3/1/19	$250,000	$282,917
4.875%, 3/1/20	269,000	282,666
3.600%, 2/1/21	300,000	283,450
Honeywell International, Inc.
5.625%, 8/1/12	428,000	459,531
3.875%, 2/15/14	500,000	530,973
5.400%, 3/15/16	110,000	124,522
5.300%, 3/1/18	944,000	1,050,505
5.000%, 2/15/19	846,000	926,126
5.700%, 3/15/36	200,000	216,299
ITT Corp.
4.900%, 5/1/14	400,000	429,424
6.125%, 5/1/19	62,000	69,886
L-3 Communications Corp.
5.200%, 10/15/19	500,000	508,310
Lockheed Martin Corp.
4.121%, 3/14/13	464,000	493,102
4.250%, 11/15/19	243,000	247,054
6.150%, 9/1/36	243,000	263,500
5.500%, 11/15/39	673,000	685,712
5.720%, 6/1/40§	888,000	926,897
Northrop Grumman Corp.
3.700%, 8/1/14	224,000	235,229
5.050%, 8/1/19	59,000	63,014
3.500%, 3/15/21	750,000	698,170
5.050%, 11/15/40	750,000	700,714
Raytheon Co.
6.400%, 12/15/18	208,000	243,305
4.400%, 2/15/20	769,000	786,360
Rockwell Collins, Inc.
5.250%, 7/15/19	135,000	144,568
United Technologies Corp.
4.875%, 5/1/15	600,000	664,205
5.375%, 12/15/17	208,000	235,222
6.125%, 2/1/19	1,396,000	1,632,481
4.500%, 4/15/20	175,000	183,694
6.050%, 6/1/36	666,000	751,984
6.125%, 7/15/38	846,000	974,140
5.700%, 4/15/40	615,000	670,447

		21,601,471

Air Freight & Logistics (0.1%)
FedEx Corp.
7.375%, 1/15/14	250,000	286,697
8.000%, 1/15/19	682,000	841,285
United Parcel Service, Inc.
4.500%, 1/15/13	1,208,000	1,292,223
5.125%, 4/1/19	1,000,000	1,116,108
3.125%, 1/15/21	300,000	278,699
6.200%, 1/15/38	1,176,000	1,380,020
4.875%, 11/15/40	165,000	159,819

		5,354,851

Airlines (0.1%)
Continental Airlines, Inc.
9.000%, 7/8/16	645,796	742,666
4.750%, 1/12/21	1,000,000	1,000,000
Delta Air Lines, Inc.
4.950%, 5/23/19	600,000	602,250
7.750%, 12/17/19	447,103	498,519

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CORE BOND INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2010

	Principal Amount	Value (Note 1)

Southwest Airlines Co.
5.250%, 10/1/14	$553,000	$581,611
5.750%, 12/15/16	461,000	488,059

		3,913,105

Building Products (0.0%)
CRH America, Inc.
6.000%, 9/30/16	1,228,000	1,310,346
8.125%, 7/15/18	269,000	310,937
Owens Corning, Inc.
6.500%, 12/1/16	519,000	549,684
9.000%, 6/15/19	500,000	586,597

		2,757,564

Commercial Services & Supplies (0.2%)
Allied Waste North America, Inc.
7.125%, 5/15/16	236,000	249,865
6.875%, 6/1/17	1,500,000	1,650,000
Avery Dennison Corp.
5.375%, 4/15/20	169,000	175,551
Aviation Capital Group
7.125%, 10/15/20§	606,000	617,217
Board of Trustees of the Leland Stanford Junior University
4.250%, 5/1/16	300,000	320,901
Browning-Ferris Industries, Inc.
7.400%, 9/15/35	501,000	592,793
Cornell University
5.450%, 2/1/19	200,000	224,196
Dartmouth College
4.750%, 6/1/19	135,000	145,662
Johns Hopkins University
5.250%, 7/1/19	656,000	719,475
Pitney Bowes, Inc.
3.875%, 6/15/13	500,000	518,990
4.875%, 8/15/14	500,000	526,599
4.750%, 1/15/16	69,000	71,094
5.750%, 9/15/17	640,000	673,781
6.250%, 3/15/19	200,000	213,158
Princeton University
5.700%, 3/1/39	550,000	590,381
R.R. Donnelley & Sons Co.
4.950%, 4/1/14	758,000	776,603
8.600%, 8/15/16	423,000	485,878
11.250%, 2/1/19	402,000	503,108
7.625%, 6/15/20	200,000	214,223
Republic Services, Inc.
5.500%, 9/15/19	464,000	506,009
SAIC, Inc.
4.450%, 12/1/20§	200,000	200,318
5.950%, 12/1/40§	200,000	202,803
Science Applications International Corp.
6.250%, 7/1/12	500,000	538,315
Vanderbilt University
5.250%, 4/1/19	273,000	299,749
Waste Management, Inc.
6.375%, 11/15/12	500,000	545,267
5.000%, 3/15/14	69,000	74,576
6.100%, 3/15/18	346,000	387,697
7.375%, 3/11/19	700,000	847,071
4.750%, 6/30/20	200,000	205,066

	Principal Amount	Value (Note 1)

7.000%, 7/15/28	$346,000	$398,367
7.750%, 5/15/32	200,000	246,541
Yale University
2.900%, 10/15/14	773,000	797,295

		14,518,549

Electrical Equipment (0.0%)
Amphenol Corp.
4.750%, 11/15/14	269,000	287,378
Emerson Electric Co.
4.125%, 4/15/15	819,000	875,020
4.875%, 10/15/19	1,020,000	1,100,324
6.125%, 4/15/39	69,000	78,504
5.250%, 11/15/39	200,000	203,277
Hubbell, Inc.
3.625%, 11/15/22	200,000	185,615
Legrand France S.A.
8.500%, 2/15/25	200,000	234,096
Thomas & Betts Corp.
5.625%, 11/15/21	200,000	212,084

		3,176,298

Industrial Conglomerates (0.2%)
3M Co.
4.375%, 8/15/13	769,000	836,612
6.375%, 2/15/28	69,000	80,232
5.700%, 3/15/37	200,000	218,691
Acuity Brands Lighting, Inc.
6.000%, 12/15/19	100,000	104,063
Cooper U.S., Inc.
5.250%, 11/15/12	69,000	74,106
2.375%, 1/15/16	500,000	493,190
3.875%, 12/15/20	500,000	488,874
GE Capital Trust I
6.375%, 11/15/67 (l)	900,000	888,750
General Electric Co.
5.000%, 2/1/13	2,579,000	2,756,881
5.250%, 12/6/17	2,020,000	2,181,790
Harsco Corp.
2.700%, 10/15/15	219,000	213,418
Ingersoll-Rand Global Holding Co., Ltd.
9.500%, 4/15/14	269,000	324,067
6.875%, 8/15/18	846,000	973,693
Koninklijke Philips Electronics N.V.
6.875%, 3/11/38	1,210,000	1,442,963
Textron, Inc.
6.200%, 3/15/15	300,000	327,320
7.250%, 10/1/19	500,000	572,976
Tyco Electronics Group S.A.
6.000%, 10/1/12	612,000	658,002
6.550%, 10/1/17	300,000	340,925
4.875%, 1/15/21	60,000	60,673
7.125%, 10/1/37	590,000	677,692
Tyco International Finance S.A.
6.000%, 11/15/13	639,000	708,867
4.125%, 10/15/14	104,000	110,281
3.375%, 10/15/15	269,000	274,884
8.500%, 1/15/19	508,000	650,232
6.875%, 1/15/21	250,000	300,788

		15,759,970

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CORE BOND INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2010

	Principal Amount	Value (Note 1)

Machinery (0.1%)
Caterpillar, Inc.
6.050%, 8/15/36	$1,267,000	$1,432,036
Danaher Corp.
5.625%, 1/15/18	346,000	391,590
5.400%, 3/1/19	500,000	561,197
Deere & Co.
4.375%, 10/16/19	439,000	458,003
5.375%, 10/16/29	669,000	707,668
Dover Corp.
5.450%, 3/15/18	466,000	516,936
6.600%, 3/15/38	69,000	82,400
Eaton Corp.
6.950%, 3/20/19	500,000	598,404
Illinois Tool Works, Inc.
6.250%, 4/1/19	500,000	582,439
Pall Corp.
5.000%, 6/15/20	200,000	205,602
Parker Hannifin Corp.
6.250%, 5/15/38	257,000	291,628
Roper Industries, Inc.
6.625%, 8/15/13	300,000	334,363
Snap-On, Inc.
4.250%, 1/15/18	200,000	200,790
6.125%, 9/1/21	339,000	357,279

		6,720,335

Road & Rail (0.3%)
Burlington Northern Santa Fe LLC
5.900%, 7/1/12	948,000	1,014,013
5.750%, 3/15/18	346,000	389,854
4.700%, 10/1/19	525,000	548,688
6.200%, 8/15/36	64,000	69,186
6.150%, 5/1/37	569,000	611,767
5.050%, 3/1/41	500,000	464,947
Burlington Resources Finance Co.
7.200%, 8/15/31	69,000	81,919
Canadian National Railway Co.
5.550%, 3/1/19	1,283,000	1,450,359
6.200%, 6/1/36	749,000	853,787
Canadian Pacific Railway Co.
6.500%, 5/15/18	159,000	180,829
7.250%, 5/15/19	600,000	713,737
Con-way, Inc.
6.700%, 5/1/34	1,034,000	948,668
CSX Corp.
6.300%, 3/15/12	100,000	106,102
5.750%, 3/15/13	1,000,000	1,090,335
6.250%, 4/1/15	69,000	78,414
6.250%, 3/15/18	460,000	527,694
7.375%, 2/1/19	693,000	835,922
3.700%, 10/30/20	200,000	188,925
6.150%, 5/1/37	69,000	74,186
6.220%, 4/30/40	403,000	437,511
5.500%, 4/15/41	200,000	196,511
JB Hunt Transport Services, Inc.
3.375%, 9/15/15	269,000	265,713
Norfolk Southern Corp.
7.700%, 5/15/17	629,000	768,258
5.750%, 4/1/18	346,000	390,711
5.900%, 6/15/19	645,000	730,297
7.800%, 5/15/27	693,000	893,601

	Principal Amount	Value (Note 1)

7.050%, 5/1/37	$725,000	$866,393
Ryder System, Inc.
7.200%, 9/1/15	474,000	543,629
3.600%, 3/1/16	439,000	437,658
5.850%, 11/1/16	699,000	767,927
Union Pacific Corp.
5.125%, 2/15/14	500,000	539,592
6.125%, 2/15/20	1,346,000	1,535,985
4.000%, 2/1/21	170,000	167,569
6.150%, 5/1/37	69,000	75,193
5.780%, 7/15/40	750,000	755,295

		19,601,175

Trading Companies & Distributors (0.0%)
GATX Corp.
4.750%, 10/1/12	250,000	261,882
4.750%, 5/15/15	160,000	167,486
3.500%, 7/15/16	200,000	198,096

		627,464

Total Industrials		94,030,782

Information Technology (0.7%)
Communications Equipment (0.1%)
American Tower Corp.
4.625%, 4/1/15	352,000	367,730
7.000%, 10/15/17	250,000	281,016
5.050%, 9/1/20	771,000	758,228
Cisco Systems, Inc.
5.500%, 2/22/16	1,214,000	1,385,312
4.950%, 2/15/19	2,381,000	2,594,726
4.450%, 1/15/20	346,000	362,505
5.900%, 2/15/39	1,846,000	2,044,454
5.500%, 1/15/40	243,000	253,856
Harris Corp.
6.375%, 6/15/19	165,000	187,144
Motorola, Inc.
6.000%, 11/15/17	741,000	785,612
7.500%, 5/15/25	100,000	108,734
6.500%, 9/1/25	620,000	637,613
Nokia Oyj
5.375%, 5/15/19	846,000	892,823
6.625%, 5/15/39	190,000	200,699

		10,860,452

Computers & Peripherals (0.1%)
Dell, Inc.
3.375%, 6/15/12	183,000	189,359
1.400%, 9/10/13	200,000	200,370
5.625%, 4/15/14	139,000	153,495
2.300%, 9/10/15	200,000	194,953
5.875%, 6/15/19	769,000	841,430
7.100%, 4/15/28	344,000	385,500
6.500%, 4/15/38	208,000	222,144
5.400%, 9/10/40	200,000	183,700
Hewlett-Packard Co.
4.250%, 2/24/12	1,500,000	1,558,794
5.250%, 3/1/12	469,000	492,969
4.500%, 3/1/13	416,000	445,270
1.250%, 9/13/13	300,000	299,974
4.750%, 6/2/14	1,693,000	1,854,988
2.125%, 9/13/15	300,000	296,228

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CORE BOND INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2010

	Principal Amount	Value (Note 1)

5.500%, 3/1/18	$500,000	$563,364
Lexmark International, Inc.
5.900%, 6/1/13	300,000	320,264

		8,202,802

Electronic Equipment, Instruments & Components (0.0%)
Agilent Technologies, Inc.
5.500%, 9/14/15	500,000	543,096
5.000%, 7/15/20	255,000	258,859
Arrow Electronics, Inc.
6.000%, 4/1/20	304,000	310,447
Avnet, Inc.
5.875%, 6/15/20	200,000	200,782
Corning, Inc.
6.625%, 5/15/19	74,000	85,406
4.250%, 8/15/20	180,000	177,757
5.750%, 8/15/40	272,000	272,751

		1,849,098

Internet Software & Services (0.0%)
eBay, Inc.
0.875%, 10/15/13	85,000	84,151
1.625%, 10/15/15	200,000	191,905
3.250%, 10/15/20	200,000	186,034

		462,090

IT Services (0.2%)
Computer Sciences Corp.
5.500%, 3/15/13	700,000	748,497
6.500%, 3/15/18	1,000,000	1,088,716
Electronic Data Systems Corp.
7.450%, 10/15/29	69,000	88,632
Fiserv, Inc.
6.125%, 11/20/12	500,000	540,739
6.800%, 11/20/17	500,000	551,937
HP Enterprise Services LLC
6.000%, 8/1/13	513,000	571,809
International Business Machines Corp.
4.750%, 11/29/12	208,000	223,305
2.100%, 5/6/13	1,700,000	1,741,269
1.000%, 8/5/13	455,000	453,339
5.700%, 9/14/17	3,539,000	4,061,901
6.500%, 1/15/28	975,000	1,146,247
5.875%, 11/29/32	94,000	105,946
5.600%, 11/30/39	988,000	1,076,455

		12,398,792

Office Electronics (0.1%)
Xerox Corp.
5.500%, 5/15/12	920,000	971,716
5.650%, 5/15/13	500,000	541,931
8.250%, 5/15/14	184,000	214,778
4.250%, 2/15/15	173,000	181,021
6.750%, 2/1/17	724,000	836,570
6.350%, 5/15/18	803,000	905,177
5.625%, 12/15/19	539,000	577,775
6.750%, 12/15/39	69,000	78,703

		4,307,671

Professional Services (0.0%)
Dun & Bradstreet Corp.
2.875%, 11/15/15	230,000	224,833

	Principal Amount	Value (Note 1)

Semiconductors & Semiconductor Equipment (0.0%)
Analog Devices, Inc.
5.000%, 7/1/14	$373,000	$402,009
KLA-Tencor Corp.
6.900%, 5/1/18	269,000	295,902
Maxim Integrated Products, Inc.
3.450%, 6/14/13	269,000	275,033

		972,944

Software (0.2%)
Adobe Systems, Inc.
3.250%, 2/1/15	269,000	274,037
4.750%, 2/1/20	337,000	344,719
CA, Inc.
6.125%, 12/1/14	200,000	219,268
5.375%, 12/1/19	300,000	310,167
Intuit, Inc.
5.750%, 3/15/17	400,000	436,078
Microsoft Corp.
2.950%, 6/1/14	1,837,000	1,912,275
4.200%, 6/1/19	386,000	405,226
3.000%, 10/1/20	500,000	468,848
5.200%, 6/1/39	694,000	724,620
Oracle Corp.
4.950%, 4/15/13	1,000,000	1,089,404
3.750%, 7/8/14	475,000	504,866
5.250%, 1/15/16	1,266,000	1,423,341
5.750%, 4/15/18	1,304,000	1,491,704
5.000%, 7/8/19	500,000	542,502
6.500%, 4/15/38	900,000	1,048,968
6.125%, 7/8/39	346,000	388,284
5.375%, 7/15/40§	750,000	759,460
Symantec Corp.
2.750%, 9/15/15	100,000	97,582
4.200%, 9/15/20	100,000	91,740

		12,533,089

Total Information Technology		51,811,771

Materials (0.9%)
Chemicals (0.3%)
Agrium, Inc.
6.750%, 1/15/19	500,000	571,362
6.125%, 1/15/41	140,000	148,275
Air Products and Chemicals, Inc.
4.375%, 8/21/19	339,000	340,801
Airgas, Inc.
2.850%, 10/1/13	269,000	271,108
3.250%, 10/1/15	200,000	197,570
Cabot Corp.
5.000%, 10/1/16	339,000	359,978
Dow Chemical Co.
4.850%, 8/15/12	1,000,000	1,054,179
6.000%, 10/1/12	427,000	460,020
7.600%, 5/15/14	747,000	861,581
5.900%, 2/15/15	500,000	553,597
2.500%, 2/15/16	310,000	297,739
8.550%, 5/15/19	2,205,000	2,763,412
4.250%, 11/15/20	190,000	182,001
7.375%, 11/1/29	94,000	112,999
9.400%, 5/15/39	549,000	796,835

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CORE BOND INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2010

	Principal Amount	Value (Note 1)

E.I. du Pont de Nemours & Co.
5.000%, 1/15/13	$100,000	$107,407
5.000%, 7/15/13	208,000	227,504
3.250%, 1/15/15	1,073,000	1,113,645
5.250%, 12/15/16	69,000	77,177
6.000%, 7/15/18	1,597,000	1,836,223
5.750%, 3/15/19	500,000	566,923
4.625%, 1/15/20	69,000	72,667
5.600%, 12/15/36	300,000	322,793
4.900%, 1/15/41	200,000	195,086
Eastman Chemical Co.
5.500%, 11/15/19	372,000	391,410
Lubrizol Corp. 8.875%, 2/1/19	500,000	629,228
Monsanto Co. 7.375%, 8/15/12	69,000	75,989
5.125%, 4/15/18	269,000	292,856
5.875%, 4/15/38	219,000	239,044
Mosaic Co. 7.625%, 12/1/16§	831,000	894,173
Potash Corp of Saskatchewan, Inc.
5.250%, 5/15/14	575,000	628,746
3.750%, 9/30/15	295,000	304,941
6.500%, 5/15/19	260,000	299,938
4.875%, 3/30/20	194,000	202,672
PPG Industries, Inc. 5.750%, 3/15/13	668,000	725,019
1.900%, 1/15/16	150,000	142,396
6.650%, 3/15/18	300,000	345,040
3.600%, 11/15/20	350,000	325,919
5.500%, 11/15/40	75,000	73,592
Praxair, Inc. 2.125%, 6/14/13	669,000	683,386
4.625%, 3/30/15	849,000	924,050
4.500%, 8/15/19	700,000	735,737
Rohm & Haas Co. 5.600%, 3/15/13	554,000	592,330
Sherwin-Williams Co. 3.125%, 12/15/14	373,000	383,790
Valspar Corp. 7.250%, 6/15/19	339,000	390,990

		22,772,128

Construction Materials (0.0%)
Lafarge S.A. 6.500%, 7/15/16	400,000	426,059
7.125%, 7/15/36	200,000	193,702
Martin Marietta Materials, Inc. 6.600%, 4/15/18	300,000	322,541
Vulcan Materials Co. 6.300%, 6/15/13	500,000	530,727

		1,473,029

Containers & Packaging (0.0%)
Bemis Co., Inc. 5.650%, 8/1/14	153,000	167,498
6.800%, 8/1/19	321,000	368,819
Packaging Corp. of America 5.750%, 8/1/13	411,000	440,754

		977,071

	Principal Amount	Value (Note 1)

Metals & Mining (0.5%)
Alcoa, Inc. 6.000%, 7/15/13	$1,008,000	$1,109,217
6.750%, 7/15/18	789,000	859,688
5.720%, 2/23/19	300,000	304,258
5.870%, 2/23/22	499,000	495,743
5.900%, 2/1/27	678,000	661,490
5.950%, 2/1/37	522,000	489,238
Allegheny Technologies, Inc. 9.375%, 6/1/19	504,000	588,796
ArcelorMittal S.A. 5.375%, 6/1/13	708,000	752,571
9.000%, 2/15/15	506,000	602,246
3.750%, 8/5/15	500,000	504,163
6.125%, 6/1/18	774,000	824,687
9.850%, 6/1/19	898,000	1,134,910
5.250%, 8/5/20	500,000	494,311
7.000%, 10/15/39	500,000	518,892
Barrick (PD) Australia Finance Pty Ltd.
5.950%, 10/15/39	1,139,000	1,206,046
Barrick Gold Corp. 6.950%, 4/1/19	923,000	1,132,595
Barrick N.A. Finance LLC 7.500%, 9/15/38	308,000	385,874
BHP Billiton Finance USA Ltd. 5.125%, 3/29/12	444,000	466,999
4.800%, 4/15/13	248,000	268,718
5.500%, 4/1/14	1,046,000	1,157,536
7.250%, 3/1/16	598,000	712,544
5.400%, 3/29/17	139,000	153,848
6.500%, 4/1/19	1,046,000	1,243,844
Cliffs Natural Resources, Inc. 5.900%, 3/15/20	200,000	210,707
4.800%, 10/1/20	143,000	139,727
6.250%, 10/1/40	145,000	141,162
Commercial Metals Co. 6.500%, 7/15/17	300,000	301,538
Freeport-McMoRan Copper & Gold, Inc.
8.250%, 4/1/15	500,000	526,875
8.375%, 4/1/17	1,893,000	2,094,131
Newmont Mining Corp. 5.125%, 10/1/19	928,000	1,020,077
6.250%, 10/1/39	625,000	679,565
Nucor Corp. 5.750%, 12/1/17	708,000	797,792
5.850%, 6/1/18	700,000	789,722
Rio Tinto Alcan, Inc. 4.500%, 5/15/13	500,000	535,569
6.125%, 12/15/33	840,000	896,534
Rio Tinto Finance USA Ltd. 8.950%, 5/1/14	968,000	1,171,977
6.500%, 7/15/18	920,000	1,072,577
9.000%, 5/1/19	487,000	654,064
3.500%, 11/2/20	1,000,000	949,269
7.125%, 7/15/28	577,000	708,192
Southern Copper Corp. 5.375%, 4/16/20	118,000	119,296
6.750%, 4/16/40	928,000	960,941
Steel Capital S.A. for OAO Severstal
9.750%, 7/29/13§	655,000	729,539
Teck Resources Ltd. 9.750%, 5/15/14	500,000	625,686

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CORE BOND INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2010

	Principal Amount	Value (Note 1)

Vale Overseas Ltd. 6.250%, 1/23/17	$1,426,000	$1,590,140
5.625%, 9/15/19	500,000	532,551
4.625%, 9/15/20	500,000	495,042
6.875%, 11/21/36	1,917,000	2,108,665
6.875%, 11/10/39	460,000	508,268
WMC Finance USA Ltd. 5.125%, 5/15/13	500,000	540,730
Xstrata Canada Corp. 5.500%, 6/15/17	512,000	540,264

		37,508,814

Paper & Forest Products (0.1%)
Celulosa Arauco y Constitucion S.A.
5.000%, 1/21/21§	600,000	589,629
International Paper Co. 5.300%, 4/1/15	509,000	548,285
7.950%, 6/15/18	744,000	885,332
9.375%, 5/15/19	500,000	643,145
7.500%, 8/15/21	657,000	776,025
7.300%, 11/15/39	300,000	341,833

		3,784,249

Total Materials		66,515,291

Telecommunication Services (1.3%)
Diversified Telecommunication Services (1.0%)
Ameritech Capital Funding Corp.
6.550%, 1/15/28	375,000	381,067
AT&T Corp.
8.000%, 11/15/31	29,000	36,450
AT&T, Inc.
4.950%, 1/15/13	2,108,000	2,259,504
4.850%, 2/15/14	846,000	914,870
5.100%, 9/15/14	768,000	840,266
2.500%, 8/15/15	1,000,000	996,486
5.625%, 6/15/16	416,000	466,450
5.500%, 2/1/18	1,200,000	1,333,058
5.800%, 2/15/19	1,589,000	1,788,547
6.150%, 9/15/34	478,000	493,655
6.800%, 5/15/36	482,000	533,822
6.500%, 9/1/37	673,000	725,798
6.300%, 1/15/38	1,555,000	1,640,444
6.400%, 5/15/38	1,150,000	1,222,455
6.550%, 2/15/39	1,270,000	1,382,337
5.350%, 9/1/40§	4,132,000	3,886,006
BellSouth Capital Funding Corp.
7.875%, 2/15/30	832,000	1,002,443
BellSouth Corp.
5.200%, 9/15/14	1,571,000	1,715,037
6.875%, 10/15/31	1,000,000	1,084,148
6.000%, 11/15/34	230,000	229,084
British Telecommunications plc
5.150%, 1/15/13	300,000	319,396
5.950%, 1/15/18	500,000	547,260
9.875%, 12/15/30	1,361,000	1,813,983
CenturyLink, Inc.
6.150%, 9/15/19	500,000	501,512
7.600%, 9/15/39	546,000	550,312
Deutsche Telekom International Finance B.V.
5.250%, 7/22/13	1,046,000	1,132,856
4.875%, 7/8/14	923,000	991,978

	Principal Amount	Value (Note 1)

6.750%, 8/20/18	$1,000,000	$1,182,526
6.000%, 7/8/19	750,000	848,436
8.750%, 6/15/30	1,057,000	1,420,554
9.250%, 6/1/32	200,000	280,798
Embarq Corp.
7.082%, 6/1/16	1,604,000	1,773,877
7.995%, 6/1/36	569,000	621,279
France Telecom S.A.
4.375%, 7/8/14	846,000	903,927
8.500%, 3/1/31	1,441,000	1,958,939
GTE Corp.
8.750%, 11/1/21	500,000	645,290
Koninklijke (Royal) KPN N.V.
8.375%, 10/1/30	500,000	650,027
Pacific Bell Telephone Co.
7.125%, 3/15/26	200,000	230,887
6.625%, 10/15/34	1,365,000	1,380,603
Qwest Corp.
8.875%, 3/15/12	637,000	688,756
7.500%, 10/1/14	557,000	623,840
8.375%, 5/1/16	864,000	1,023,840
6.500%, 6/1/17	750,000	813,750
Telecom Italia Capital S.A.
5.250%, 11/15/13	1,273,000	1,326,219
6.175%, 6/18/14	960,000	1,020,929
5.250%, 10/1/15	416,000	425,925
6.999%, 6/4/18	500,000	529,414
7.175%, 6/18/19	690,000	738,254
6.375%, 11/15/33	971,000	833,406
7.721%, 6/4/38	1,089,000	1,079,089
Telefonica Emisiones S.A.U.
2.582%, 4/26/13	500,000	500,402
4.949%, 1/15/15	320,000	331,419
3.729%, 4/27/15	370,000	367,047
6.421%, 6/20/16	346,000	378,175
6.221%, 7/3/17	473,000	508,676
5.877%, 7/15/19	425,000	434,245
5.134%, 4/27/20	629,000	605,564
7.045%, 6/20/36	1,708,000	1,747,585
Telefonica Europe B.V.
8.250%, 9/15/30	1,000,000	1,161,825
Verizon Communications, Inc.
7.375%, 9/1/12	471,000	520,021
4.350%, 2/15/13	1,500,000	1,595,109
5.250%, 4/15/13	693,000	753,491
5.550%, 2/15/16	1,930,000	2,163,381
5.500%, 2/15/18	1,611,000	1,770,396
6.100%, 4/15/18	208,000	236,272
8.750%, 11/1/18	1,000,000	1,305,816
6.350%, 4/1/19	346,000	399,337
7.750%, 12/1/30	1,264,000	1,568,064
5.850%, 9/15/35	210,000	217,216
6.400%, 2/15/38	1,422,000	1,572,995
6.900%, 4/15/38	69,000	80,478
8.950%, 3/1/39	1,250,000	1,781,361
7.350%, 4/1/39	1,250,000	1,537,474
Verizon New York, Inc.
Series A 6.875%, 4/1/12	750,000	800,063

		72,126,201

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CORE BOND INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2010

	Principal Amount	Value (Note 1)

Wireless Telecommunication Services (0.3%)
Alltel Corp.
7.000%, 7/1/12	$300,000	$325,516
7.875%, 7/1/32	150,000	191,649
America Movil S.A.B. de C.V.
5.625%, 11/15/17	1,280,000	1,395,403
5.000%, 3/30/20	2,086,000	2,168,289
6.375%, 3/1/35	69,000	75,629
6.125%, 3/30/40	1,000,000	1,060,480
Cellco Partnership/Verizon Wireless Capital LLC
5.250%, 2/1/12	600,000	627,996
5.550%, 2/1/14	2,693,000	2,969,587
8.500%, 11/15/18	1,620,000	2,119,851
New Cingular Wireless Services, Inc.
8.125%, 5/1/12	1,161,000	1,268,258
Rogers Communications, Inc.
6.375%, 3/1/14	1,000,000	1,123,604
6.800%, 8/15/18	1,116,000	1,341,721
7.500%, 8/15/38	369,000	460,745
U.S. Cellular Corp.
6.700%, 12/15/33	627,000	609,045
Vodafone Group plc
5.350%, 2/27/12	500,000	524,281
5.000%, 12/16/13	208,000	226,425
4.150%, 6/10/14	777,000	816,767
5.000%, 9/15/15	1,000,000	1,092,379
5.625%, 2/27/17	1,916,000	2,138,921
4.625%, 7/15/18	80,000	84,002
5.450%, 6/10/19	139,000	152,746
7.875%, 2/15/30	482,000	599,731
6.150%, 2/27/37	819,000	876,740

		22,249,765

Total Telecommunication Services		94,375,966

Utilities (1.8%)
Electric Utilities (1.3%)
Alabama Power Co.
5.500%, 10/15/17	35,000	39,295
Allegheny Energy Supply Co. LLC
8.250%, 4/15/12§	200,000	214,577
Ameren Corp.
8.875%, 5/15/14	970,000	1,091,414
Ameren Energy Generating Co.
6.300%, 4/1/20	229,000	222,231
Ameren Illinois Co.
9.750%, 11/15/18	1,000,000	1,282,732
Appalachian Power Co.
5.650%, 8/15/12	500,000	533,164
6.700%, 8/15/37	210,000	227,896
7.000%, 4/1/38	263,000	303,878
Arizona Public Service Co.
8.750%, 3/1/19	461,000	577,226
Baltimore Gas & Electric Co.
6.125%, 7/1/13	346,000	381,862
6.350%, 10/1/36	500,000	539,919
Carolina Power & Light Co.
5.300%, 1/15/19	1,000,000	1,110,019
6.300%, 4/1/38	346,000	390,069

	Principal Amount	Value (Note 1)

CenterPoint Energy Houston Electric LLC
7.000%, 3/1/14	$846,000	$966,852
Cleco Power LLC
6.500%, 12/1/35	200,000	207,521
Cleveland Electric Illuminating Co.
5.700%, 4/1/17	700,000	749,007
Columbus Southern Power Co.
5.500%, 3/1/13	208,000	223,988
6.600%, 3/1/33	460,000	511,614
Commonwealth Edison Co.
5.950%, 8/15/16	500,000	570,616
6.150%, 9/15/17	940,000	1,072,229
4.000%, 8/1/20	271,000	266,694
5.875%, 2/1/33	500,000	515,922
5.900%, 3/15/36	441,000	455,616
6.450%, 1/15/38	139,000	156,383
Connecticut Light & Power Co.
5.500%, 2/1/19	500,000	555,551
Consolidated Edison Co. of New York, Inc.
6.650%, 4/1/19	500,000	595,939
Series 02-B 4.875%, 2/1/13	922,000	987,302
7.125%, 12/1/18	943,000	1,166,015
Series 08-B 6.300%, 8/15/37	513,000	585,616
Series 09-C 6.750%, 4/1/38	569,000	677,773
5.500%, 12/1/39	170,000	177,548
Constellation Energy Group, Inc.
7.600%, 4/1/32	500,000	565,859
Consumers Energy Co.
6.700%, 9/15/19	596,000	710,589
Detroit Edison Co.
6.400%, 10/1/13	500,000	564,119
5.600%, 6/15/18	250,000	270,461
6.625%, 6/1/36	200,000	233,608
Duke Energy Carolinas LLC
5.750%, 11/15/13	1,000,000	1,120,214
7.000%, 11/15/18	346,000	423,167
6.000%, 1/15/38	500,000	555,289
6.050%, 4/15/38	346,000	386,894
Duke Energy Corp.
5.650%, 6/15/13	416,000	456,806
6.300%, 2/1/14	500,000	556,923
3.350%, 4/1/15	469,000	482,810
5.050%, 9/15/19	300,000	317,879
Duke Energy Indiana, Inc.
5.000%, 9/15/13	50,000	54,264
6.050%, 6/15/16	500,000	568,506
6.450%, 4/1/39	262,000	305,801
Duke Energy Ohio, Inc.
5.700%, 9/15/12	1,088,000	1,171,426
5.450%, 4/1/19	500,000	557,374
Energy Texas Inc.
7.125%, 2/1/19	500,000	582,364
Entergy Gulf States Louisiana LLC
5.590%, 10/1/24	182,000	192,508
Entergy Louisiana LLC
5.400%, 11/1/24	145,000	152,909
Exelon Corp.
4.900%, 6/15/15	243,000	259,143
5.625%, 6/15/35	500,000	476,034

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CORE BOND INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2010

	Principal Amount	Value (Note 1)

Exelon Generation Co. LLC
5.350%, 1/15/14	$500,000	$541,286
6.200%, 10/1/17	596,000	667,028
6.250%, 10/1/39	708,000	712,543
FirstEnergy Corp.
7.375%, 11/15/31	1,044,000	1,100,546
FirstEnergy Solutions Corp.
4.800%, 2/15/15	139,000	145,962
6.050%, 8/15/21	277,000	284,553
6.800%, 8/15/39	1,188,000	1,151,412
Florida Power & Light Co.
5.550%, 11/1/17	500,000	566,467
5.650%, 2/1/37	15,000	15,844
5.950%, 2/1/38	1,243,000	1,377,362
5.960%, 4/1/39	121,000	134,504
5.690%, 3/1/40	235,000	252,132
Florida Power Corp.
4.800%, 3/1/13	55,000	58,962
5.650%, 6/15/18	346,000	390,674
4.550%, 4/1/20	135,000	140,649
6.350%, 9/15/37	200,000	229,451
6.400%, 6/15/38	500,000	581,391
5.650%, 4/1/40	202,000	212,400
Georgia Power Co.
6.000%, 11/1/13	1,000,000	1,118,119
5.400%, 6/1/18	500,000	556,211
4.250%, 12/1/19	307,000	316,105
5.950%, 2/1/39	770,000	840,145
5.400%, 6/1/40	200,000	202,027
4.750%, 9/1/40	400,000	370,580
Hydro Quebec
7.500%, 4/1/16	2,000,000	2,468,028
Iberdrola International B.V.
6.750%, 7/15/36	500,000	509,121
Indiana Michigan Power Co.
7.000%, 3/15/19	1,096,000	1,294,066
Integrys Energy Group, Inc.
6.110%, 12/1/66 (l)	200,000	193,000
Interstate Power and Light Co.
6.250%, 7/15/39	162,000	178,118
Kansas City Power & Light Co.
6.375%, 3/1/18	500,000	563,190
Metropolitan Edison Co.
7.700%, 1/15/19	500,000	595,539
MidAmerican Energy Co.
6.750%, 12/30/31	193,000	225,450
5.750%, 11/1/35	69,000	72,265
5.800%, 10/15/36	500,000	527,539
MidAmerican Energy Holdings Co.
3.150%, 7/15/12	156,000	160,668
5.875%, 10/1/12	416,000	448,849
5.000%, 2/15/14	170,000	182,741
5.750%, 4/1/18	750,000	845,137
6.125%, 4/1/36	208,000	224,680
5.950%, 5/15/37	69,000	72,783
6.500%, 9/15/37	1,458,000	1,649,311
MidAmerican Funding LLC
6.927%, 3/1/29	482,000	557,477
Nevada Power Co.
6.500%, 8/1/18	208,000	240,163
7.125%, 3/15/19	500,000	588,964
6.750%, 7/1/37	500,000	567,506

	Principal Amount	Value (Note 1)

NextEra Energy Capital Holdings, Inc.
2.550%, 11/15/13	$185,000	$189,136
7.875%, 12/15/15	200,000	241,109
6.000%, 3/1/19	846,000	937,678
Northern States Power Co.
1.950%, 8/15/15	169,000	166,199
5.250%, 3/1/18	1,208,000	1,332,453
5.350%, 11/1/39	268,000	275,942
4.850%, 8/15/40	100,000	95,156
NSTAR
4.500%, 11/15/19	269,000	278,879
NSTAR Electric Co.
5.500%, 3/15/40	135,000	138,956
Oglethorpe Power Corp.
5.950%, 11/1/39	400,000	413,976
Ohio Power Co.
6.000%, 6/1/16	500,000	562,867
5.375%, 10/1/21	329,000	350,306
Oklahoma Gas & Electric Co.
5.850%, 6/1/40	200,000	205,663
Oncor Electric Delivery Co. LLC
6.375%, 5/1/12	69,000	73,463
5.950%, 9/1/13	500,000	553,626
6.800%, 9/1/18	500,000	585,285
7.000%, 9/1/22	386,000	453,423
7.250%, 1/15/33	250,000	296,467
7.500%, 9/1/38	500,000	608,300
Pacific Gas & Electric Co.
6.250%, 12/1/13	500,000	560,510
4.800%, 3/1/14	750,000	806,000
8.250%, 10/15/18	693,000	900,382
6.050%, 3/1/34	1,581,000	1,731,035
5.400%, 1/15/40	200,000	202,023
PacifiCorp
5.650%, 7/15/18	346,000	396,010
5.500%, 1/15/19	300,000	338,249
5.750%, 4/1/37	30,000	31,894
6.000%, 1/15/39	708,000	780,906
Portland General Electric Co.
6.100%, 4/15/19	373,000	428,192
PPL Electric Utilities Corp.
7.125%, 11/30/13	500,000	575,806
6.250%, 5/15/39	171,000	193,290
PPL Energy Supply LLC
6.200%, 5/15/16	500,000	550,526
6.500%, 5/1/18	69,000	76,826
Progress Energy, Inc.
6.850%, 4/15/12	120,000	128,540
6.050%, 3/15/14	1,000,000	1,110,544
6.000%, 12/1/39	200,000	211,349
PSEG Power LLC
2.500%, 4/15/13	202,000	206,071
5.125%, 4/15/20	175,000	182,091
Public Service Co. of Colorado
5.125%, 6/1/19	35,000	38,170
6.250%, 9/1/37	329,000	378,444
6.500%, 8/1/38	346,000	408,569
Public Service Co. of Oklahoma
5.150%, 12/1/19	52,000	54,444
Public Service Electric & Gas Co.
5.375%, 9/1/13	208,000	228,644
6.330%, 11/1/13	1,500,000	1,684,131

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CORE BOND INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2010

	Principal Amount	Value (Note 1)

5.300%, 5/1/18	$596,000	$666,656
5.800%, 5/1/37	500,000	538,874
Puget Sound Energy, Inc.
6.274%, 3/15/37	500,000	538,676
5.757%, 10/1/39	373,000	373,275
5.795%, 3/15/40	199,000	198,813
5.764%, 7/15/40	244,000	242,726
San Diego Gas & Electric Co.
5.350%, 5/15/35	100,000	102,457
6.125%, 9/15/37	250,000	282,328
6.000%, 6/1/39	81,000	89,898
SCANA Corp.
6.250%, 4/1/20	200,000	219,027
Sierra Pacific Power Co.
5.450%, 9/1/13	500,000	545,129
South Carolina Electric & Gas Co.
6.050%, 1/15/38	569,000	614,360
Southern California Edison Co.
5.750%, 3/15/14	916,000	1,022,327
5.500%, 8/15/18	500,000	564,403
5.550%, 1/15/36	500,000	520,681
5.950%, 2/1/38	624,000	686,618
6.050%, 3/15/39	346,000	384,762
5.500%, 3/15/40	269,000	278,924
Southern Co.
5.300%, 1/15/12	346,000	361,839
4.150%, 5/15/14	302,000	317,851
Southern Natural Gas Co.
5.900%, 4/1/17§	346,000	371,038
Southwestern Electric Power Co.
6.450%, 1/15/19	250,000	274,538
6.200%, 3/15/40	100,000	100,650
Southwestern Public Service Co.
8.750%, 12/1/18	500,000	626,637
Tampa Electric Co.
6.100%, 5/15/18	194,000	218,389
Toledo Edison Co.
7.250%, 5/1/20	585,000	691,505
6.150%, 5/15/37	346,000	357,417
TransAlta Corp.
4.750%, 1/15/15	600,000	634,623
6.500%, 3/15/40	189,000	192,950
Union Electric Co.
6.700%, 2/1/19	881,000	1,026,959
8.450%, 3/15/39	299,000	413,582
Virginia Electric & Power Co.
5.400%, 1/15/16	930,000	1,045,864
8.875%, 11/15/38	208,000	301,521
Series A 4.750%, 3/1/13	208,000	221,847
6.000%, 5/15/37	569,000	620,812
Series B 5.000%, 6/30/19	774,000	837,738
6.000%, 1/15/36	55,000	59,971
Westar Energy, Inc.
5.100%, 7/15/20	500,000	528,869
Wisconsin Electric Power Co.
4.250%, 12/15/19	669,000	688,921
Wisconsin Power & Light Co.
5.000%, 7/15/19	269,000	290,228
7.600%, 10/1/38	115,000	150,123

		90,617,699

	Principal Amount	Value (Note 1)

Gas Utilities (0.1%)
Atmos Energy Corp.
8.500%, 3/15/19	$300,000	$375,527
Boardwalk Pipelines LP
5.750%, 9/15/19	539,000	575,788
El Paso Natural Gas Co.
5.950%, 4/15/17	500,000	536,319
8.375%, 6/15/32	500,000	588,107
EQT Corp.
8.125%, 6/1/19	1,427,000	1,660,323
ONEOK, Inc.
6.000%, 6/15/35	94,000	91,060
Panhandle Eastern Pipeline Co.
6.200%, 11/1/17	250,000	266,352
Questar Corp.
2.750%, 2/1/16	125,000	124,035
Southern California Gas Co.
5.500%, 3/15/14	1,250,000	1,377,305
Southern Union Co.
7.600%, 2/1/24	300,000	320,464

		5,915,280

Independent Power Producers & Energy Traders (0.2%)
Tennessee Valley Authority
6.790%, 5/23/12	1,690,000	1,834,277
4.750%, 8/1/13	2,000,000	2,190,242
5.500%, 7/18/17	1,394,000	1,606,489
6.750%, 11/1/25	492,000	624,136
7.125%, 5/1/30	500,000	652,267
5.880%, 4/1/36	35,000	40,229
6.150%, 1/15/38	2,227,000	2,676,821
5.250%, 9/15/39	994,000	1,050,873
5.375%, 4/1/56	500,000	537,520
4.625%, 9/15/60	600,000	561,212

		11,774,066

Multi-Utilities (0.2%)
Alliant Energy Corp.
4.000%, 10/15/14	269,000	278,715
Avista Corp.
5.125%, 4/1/22	195,000	200,390
CenterPoint Energy Resources Corp.
7.875%, 4/1/13	508,000	574,261
6.000%, 5/15/18	346,000	381,542
CenterPoint Energy, Inc.
6.500%, 5/1/18	500,000	556,710
Dominion Resources, Inc.
5.700%, 9/17/12	300,000	322,814
5.000%, 12/1/14	208,000	226,170
5.150%, 7/15/15	271,000	299,957
5.600%, 11/15/16	80,000	90,043
6.000%, 11/30/17	941,000	1,065,439
8.875%, 1/15/19	346,000	448,317
5.200%, 8/15/19	316,000	342,112
5.950%, 6/15/35	69,000	73,327
7.000%, 6/15/38	500,000	601,449
7.500%, 6/30/66 (l)	200,000	209,000
DTE Energy Co.
7.625%, 5/15/14	1,152,000	1,327,820
6.350%, 6/1/16	208,000	233,895
National Grid plc
6.300%, 8/1/16	846,000	965,826

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CORE BOND INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2010

	Principal Amount	Value (Note 1)

NiSource Finance Corp.
5.400%, 7/15/14	$500,000	$548,319
6.400%, 3/15/18	250,000	277,138
6.800%, 1/15/19	1,460,000	1,689,221
5.450%, 9/15/20	69,000	71,105
6.125%, 3/1/22	69,000	74,345
PG&E Corp.
5.750%, 4/1/14	500,000	547,278
Sempra Energy
6.000%, 2/1/13	208,000	225,489
6.500%, 6/1/16	409,000	474,812
9.800%, 2/15/19	1,000,000	1,344,357
6.000%, 10/15/39	635,000	670,943
United Utilities plc
5.375%, 2/1/19	500,000	513,879
Veolia Environnement S.A.
6.000%, 6/1/18	1,067,000	1,195,020
Wisconsin Energy Corp.
6.250%, 5/15/67 (l)	530,000	522,050

		16,351,743

Total Utilities		124,658,788

Total Corporate Bonds		1,447,168,196

Government Securities (75.7%)
Agency ABS (2.2%)
Federal Farm Credit Bank
1.110%, 6/14/12	539,000	540,862
0.620%, 9/10/12	200,000	200,006
0.790%, 9/27/12	269,000	269,010
0.400%, 11/2/12	400,000	398,267
1.750%, 2/21/13	2,000,000	2,037,534
1.840%, 3/1/13	500,000	501,025
1.375%, 6/25/13	500,000	506,515
0.875%, 10/28/13	400,000	395,634
2.375%, 4/28/14	200,000	201,185
2.620%, 6/15/15	269,000	271,657
Federal Home Loan Bank
1.125%, 5/18/12	3,346,000	3,374,963
0.875%, 8/22/12	4,500,000	4,522,383
1.750%, 8/22/12	1,386,000	1,412,582
0.500%, 8/23/12	2,000,000	1,997,714
0.625%, 10/18/12	400,000	399,239
4.500%, 11/15/12	1,386,000	1,484,753
0.625%, 11/23/12	2,000,000	1,989,120
0.550%, 12/3/12	2,000,000	1,995,622
0.625%, 12/3/12	1,000,000	995,635
1.750%, 12/14/12	1,000,000	1,019,761
1.500%, 1/16/13	2,000,000	2,031,732
1.625%, 3/20/13	6,346,000	6,460,653
0.750%, 4/25/13	200,000	199,080
0.700%, 5/22/13	1,000,000	990,180
1.875%, 6/21/13	2,346,000	2,400,676
0.875%, 10/28/13	200,000	197,836
0.800%, 11/18/13	2,000,000	1,994,144
1.000%, 11/18/13	1,000,000	998,414
0.875%, 11/22/13	400,000	393,758
0.875%, 12/27/13	2,000,000	1,982,460
1.000%, 8/22/14	400,000	391,296
1.550%, 11/18/15	400,000	386,069
2.150%, 10/26/16	400,000	387,649

	Principal Amount	Value (Note 1)

Federal Home Loan Mortgage Corp.
1.125%, 4/25/12	$539,000	$543,466
0.625%, 6/22/12	400,000	399,802
1.000%, 7/26/12	600,000	600,188
1.000%, 8/28/12	5,000,000	5,033,035
0.750%, 9/17/12	200,000	200,139
0.625%, 12/3/12	1,000,000	996,231
0.750%, 12/17/12	400,000	398,768
0.800%, 12/21/12	400,000	399,038
1.375%, 1/9/13	1,386,000	1,403,799
1.125%, 1/14/13	1,346,000	1,348,031
1.750%, 1/28/13	500,000	500,467
0.950%, 3/7/13	500,000	500,302
1.875%, 3/8/13	400,000	401,024
1.625%, 4/15/13	2,000,000	2,035,058
0.700%, 4/29/13	200,000	198,775
0.625%, 5/23/13	1,000,000	991,500
1.300%, 7/26/13	1,616,000	1,616,634
1.500%, 7/26/13	1,077,000	1,077,704
1.150%, 8/23/13	269,000	268,419
2.125%, 10/7/13	87,000	87,384
0.875%, 10/28/13	4,000,000	3,979,080
1.500%, 10/28/13	269,000	269,164
1.400%, 11/18/13	539,000	540,278
1.000%, 12/9/13	1,000,000	993,812
1.125%, 12/16/13	400,000	397,699
1.625%, 1/21/14	269,000	270,403
1.000%, 1/27/14	400,000	395,383
1.450%, 2/24/14	539,000	538,802
1.350%, 3/28/14	539,000	536,929
1.200%, 4/28/14	400,000	395,613
2.875%, 2/9/15	3,520,000	3,664,785
3.000%, 3/17/15	100,000	100,609
2.750%, 7/7/15	269,000	269,045
2.375%, 7/28/15	546,000	546,763
2.250%, 8/12/15	569,000	568,270
2.000%, 8/25/15	269,000	265,182
2.125%, 8/25/15	539,000	533,188
1.750%, 9/10/15	5,000,000	4,914,635
1.750%, 11/23/15	1,000,000	973,455
2.100%, 12/15/15	400,000	396,746
2.250%, 12/21/15	400,000	398,668
2.250%, 12/22/15	400,000	396,606
2.250%, 12/23/15	400,000	398,719
5.000%, 4/29/25	200,000	201,305
5.625%, 11/23/35	500,000	513,647
Federal National Mortgage Association
0.875%, 1/12/12	2,000,000	2,008,680
1.000%, 4/4/12	5,450,000	5,485,768
1.300%, 5/25/12	1,000,000	1,003,307
1.250%, 6/22/12	846,000	854,847
0.800%, 8/16/12	539,000	539,147
0.850%, 8/17/12	569,000	569,278
0.750%, 9/17/12	1,000,000	1,000,640
0.625%, 9/24/12	5,000,000	5,005,165
0.875%, 12/28/12	800,000	798,179
1.000%, 1/7/13	400,000	400,143
2.125%, 1/25/13	500,000	500,430
2.050%, 1/28/13	400,000	400,354
1.800%, 2/8/13	400,000	403,190
1.750%, 2/22/13	6,386,000	6,520,840

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CORE BOND INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2010

	Principal Amount	Value (Note 1)

1.800%, 3/15/13	$400,000	$400,993
1.850%, 3/25/13	400,000	401,140
2.000%, 4/15/13	500,000	501,969
1.100%, 4/29/13	839,000	837,814
1.875%, 5/6/13	400,000	401,787
1.750%, 5/7/13	5,600,000	5,719,532
2.000%, 6/24/13	1,000,000	1,005,712
1.500%, 6/26/13	1,000,000	1,014,342
1.375%, 7/19/13	1,346,000	1,350,228
1.250%, 7/29/13	1,077,000	1,078,018
1.300%, 8/9/13	269,000	269,175
1.250%, 8/16/13	808,000	808,592
1.350%, 8/16/13	1,069,000	1,069,846
2.020%, 8/20/13	200,000	200,945
1.250%, 8/23/13	1,077,000	1,075,592
1.125%, 9/17/13	1,000,000	997,695
1.000%, 9/23/13	3,000,000	2,995,461
1.200%, 9/27/13	808,000	806,541
1.125%, 9/30/13	2,079,000	2,083,499
1.125%, 10/8/13	539,000	535,290
1.000%, 10/15/13	539,000	535,045
0.750%, 10/25/13	400,000	396,014
0.875%, 11/4/13	500,000	493,569
0.750%, 11/22/13	200,000	197,944
0.800%, 11/29/13	400,000	396,326
1.000%, 11/29/13	2,000,000	1,984,508
1.125%, 12/2/13	400,000	400,200
1.300%, 12/30/13	400,000	400,248
1.375%, 12/30/13	400,000	400,108
1.500%, 12/30/13	400,000	400,458
1.400%, 1/6/14	400,000	400,136
1.500%, 2/4/14	269,000	269,240
1.350%, 2/24/14	539,000	537,173
1.000%, 4/25/14	1,000,000	986,440
1.000%, 5/16/14	500,000	492,167
1.550%, 8/12/14	539,000	534,490
1.750%, 8/18/14	269,000	269,488
1.250%, 10/28/14	400,000	392,307
1.150%, 11/18/14	400,000	391,728
3.125%, 1/21/15	469,000	469,612
2.375%, 7/28/15	2,000,000	2,028,272
2.150%, 8/4/15	269,000	268,312
2.000%, 8/5/15	539,000	538,129
2.125%, 8/5/15	269,000	266,438
2.000%, 8/24/15	539,000	533,643
2.000%, 9/21/15	400,000	394,809
2.000%, 9/30/15	1,346,000	1,318,725
1.875%, 10/15/15	339,000	335,594
1.550%, 10/27/15	400,000	386,489
1.520%, 10/28/15	200,000	193,313
1.650%, 10/29/15	500,000	484,519
1.625%, 11/9/15	200,000	194,247
1.500%, 11/23/15	800,000	772,127
2.000%, 11/30/15	400,000	399,109
2.000%, 12/15/15	400,000	396,308
2.000%, 3/28/16	269,000	262,771
2.250%, 3/28/16	269,000	264,838
2.350%, 9/23/16	269,000	265,099
4.000%, 1/20/17	1,920,000	1,922,905
6.000%, 3/9/20	200,000	207,374
4.300%, 3/30/20	200,000	201,496
4.000%, 9/30/25	269,000	254,881

	Principal Amount	Value (Note 1)

6.000%, 4/18/36	$500,000	$540,130
Financing Corp.
10.700%, 10/6/17	1,200,000	1,766,114

		158,372,946

Foreign Governments (1.7%)
Canadian Government Bond
2.375%, 9/10/14	1,485,000	1,531,074
Council of Europe Development Bank
2.750%, 2/10/15	500,000	514,059
Export-Import Bank of Korea
8.125%, 1/21/14	2,039,000	2,332,455
5.875%, 1/14/15	800,000	866,343
4.125%, 9/9/15	650,000	660,592
5.125%, 6/29/20	500,000	514,833
Federative Republic of Brazil
10.250%, 6/17/13	693,000	831,600
6.000%, 1/17/17	3,000,000	3,394,500
8.000%, 1/15/18	3,221,667	3,769,350
5.875%, 1/15/19	2,500,000	2,775,000
8.875%, 10/14/19	554,000	731,280
8.875%, 4/15/24	1,031,000	1,422,780
8.750%, 2/4/25	1,500,000	2,062,500
10.125%, 5/15/27	762,000	1,165,860
8.250%, 1/20/34	5,296,000	7,056,920
7.125%, 1/20/37	50,000	59,625
11.000%, 8/17/40	346,000	465,197
5.625%, 1/7/41	300,000	297,750
Israel Government AID Bond
5.500%, 4/26/24	1,500,000	1,713,155
Japan Finance Organization for Municipalities
5.000%, 5/16/17	1,000,000	1,114,434
Province of British Columbia
2.850%, 6/15/15	724,000	745,336
6.500%, 1/15/26	300,000	370,495
7.250%, 9/1/36	1,000,000	1,377,526
Province of Manitoba
5.000%, 2/15/12	416,000	436,056
2.125%, 4/22/13	500,000	511,208
4.900%, 12/6/16	650,000	723,932
Province of Nova Scotia
5.125%, 1/26/17	1,233,000	1,372,804
Province of Ontario
2.625%, 1/20/12	5,739,000	5,856,833
4.950%, 6/1/12	346,000	366,690
5.125%, 7/17/12	75,000	80,019
3.500%, 7/15/13	1,000,000	1,054,914
4.100%, 6/16/14	2,193,000	2,368,861
2.950%, 2/5/15	2,000,000	2,064,504
5.450%, 4/27/16	700,000	796,072
4.950%, 11/28/16	416,000	461,172
4.000%, 10/7/19	777,000	798,188
Province of Quebec
4.875%, 5/5/14	416,000	460,400
4.600%, 5/26/15	1,270,000	1,394,055
5.125%, 11/14/16	20,000	22,425
4.625%, 5/14/18	1,416,000	1,531,864
7.125%, 2/9/24	446,000	570,454
7.500%, 9/15/29	2,416,000	3,317,538
Republic of Chile
5.500%, 1/15/13	996,000	1,076,736
3.875%, 8/5/20	400,000	393,224

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CORE BOND INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2010

	Principal Amount	Value (Note 1)

Republic of Hungary
4.750%, 2/3/15	$500,000	$488,743
Republic of Italy
5.625%, 6/15/12	1,998,000	2,099,183
2.125%, 10/5/12	1,000,000	998,910
4.375%, 6/15/13	693,000	721,022
4.500%, 1/21/15	3,002,000	3,084,468
5.250%, 9/20/16	1,901,000	1,962,186
5.375%, 6/12/17	1,000,000	1,025,915
6.875%, 9/27/23	1,696,000	1,869,095
5.375%, 6/15/33	1,525,000	1,434,880
Republic of Korea
4.250%, 6/1/13	500,000	523,544
5.750%, 4/16/14	846,000	924,193
4.875%, 9/22/14	545,000	582,398
7.125%, 4/16/19	1,046,000	1,245,689
Republic of Panama
5.200%, 1/30/20	943,000	999,580
7.125%, 1/29/26	800,000	962,000
8.875%, 9/30/27	489,000	669,930
9.375%, 4/1/29	454,000	636,735
6.700%, 1/26/36	888,000	990,120
Republic of Peru
8.375%, 5/3/16	1,220,000	1,506,700
7.125%, 3/30/19	3,709,000	4,432,255
7.350%, 7/21/25	600,000	729,900
6.550%, 3/14/37	886,000	970,170
Republic of Poland
6.250%, 7/3/12	500,000	530,637
5.250%, 1/15/14	500,000	533,431
3.875%, 7/16/15	1,443,000	1,466,626
5.000%, 10/19/15	1,193,000	1,267,316
6.375%, 7/15/19	1,423,000	1,594,753
Republic of South Africa
6.500%, 6/2/14	500,000	562,500
6.875%, 5/27/19	1,745,000	2,043,831
5.875%, 5/30/22	1,090,000	1,179,925
State of Israel
4.625%, 6/15/13	300,000	321,182
5.125%, 3/1/14	69,000	75,571
5.500%, 11/9/16	464,000	525,715
5.125%, 3/26/19	887,000	952,249
United Mexican States
6.375%, 1/16/13	208,000	227,240
5.875%, 2/17/14	3,020,000	3,435,250
6.625%, 3/3/15	474,000	545,100
5.625%, 1/15/17	1,336,000	1,477,616
5.950%, 3/19/19	1,693,000	1,887,695
8.125%, 12/30/19	1,458,000	1,855,305
5.125%, 1/15/20	1,000,000	1,042,500
8.300%, 8/15/31	1,953,000	2,577,960
6.750%, 9/27/34	886,000	996,750
6.050%, 1/11/40	1,812,000	1,852,770

		117,240,151

Municipal Bonds (0.7%)
American Municipal Power-Ohio, Inc.
7.834%, 2/15/41	165,000	178,385
6.449%, 2/15/44	200,000	194,948
8.084%, 2/15/50	500,000	532,300
Bay Area Toll Authority California State
6.793%, 4/1/30	269,000	269,764

	Principal Amount	Value (Note 1)

6.918%, 4/1/40	$269,000	$270,891
6.263%, 4/1/49	1,208,000	1,193,588
7.043%, 4/1/50	539,000	545,010
Central Puget Sound Washington Regional Transportation Authority
5.491%, 11/1/39	339,000	338,695
Chicago, Illinois Board of Education
6.319%, 11/1/29	200,000	188,838
Chicago, Illinois Transit Authority
6.899%, 12/1/40	412,000	408,218
Chicago, Illinois Wastewater Transmission
6.900%, 1/1/40	200,000	202,444
City & County of Denver, Colorado
5.650%, 8/1/30	269,000	261,274
City of Chicago, Illinois
6.845%, 1/1/38	172,000	164,602
6.395%, 1/1/40	119,000	112,304
City of San Antonio, Texas
5.985%, 2/1/39	125,000	127,763
Clark County, Nevada Airport
6.881%, 7/1/42	339,000	334,403
6.820%, 7/1/45	300,000	293,187
Colorado Bridge Enterprise Revenue
6.078%, 12/1/40	200,000	201,268
Curators University of Missouri
5.792%, 11/1/41	200,000	206,798
Dallas, Texas Area Rapid Transit
4.922%, 12/1/41	100,000	88,799
5.022%, 12/1/48	750,000	663,218
Dallas, Texas Independent School District
6.450%, 2/15/35	400,000	417,072
Indianapolis, Indiana Local Public Improvement
6.116%, 1/15/40	200,000	207,756
Los Angeles County, California Public Works Financing Authority
7.488%, 8/1/33	600,000	589,230
7.618%, 8/1/40	400,000	392,280
Los Angeles Department of Airports
6.582%, 5/15/39	200,000	193,880
Los Angeles Department of Water & Power
6.008%, 7/1/39	200,000	188,596
Los Angeles, California Community College District
6.600%, 8/1/42	269,000	272,594
6.750%, 8/1/49	539,000	556,242
Los Angeles, California Unified School District
5.755%, 7/1/29	269,000	255,063
5.750%, 7/1/34	573,000	535,199
6.758%, 7/1/34	1,287,000	1,332,985
Massachusetts State Water Pollution Abatement
5.192%, 8/1/40	385,000	368,329
Metropolitan Government of Nashville & Davidson County Convention Center Authority
6.731%, 7/1/43	204,000	200,883
Metropolitan Transportation Authority
6.548%, 11/15/31	69,000	67,666
5.871%, 11/15/39	200,000	180,262
6.648%, 11/15/39	69,000	67,433
6.668%, 11/15/39	202,000	201,992
6.687%, 11/15/40	1,693,000	1,694,676

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CORE BOND INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2010

	Principal Amount	Value (Note 1)

Metropolitan Washington Airports Authority
7.462%, 10/1/46	$201,000	$195,458
Municipal Electric Authority of Georgia
6.637%, 4/1/57	287,000	280,543
7.055%, 4/1/57	339,000	311,371
New Jersey Economic Development Authority
7.425%, 2/15/29	312,000	333,275
New Jersey State Turnpike Authority
7.414%, 1/1/40	365,000	400,624
New Jersey Transportation Trust Fund Authority
5.754%, 12/15/28	200,000	192,806
6.104%, 12/15/28	1,000,000	976,480
6.875%, 12/15/39	200,000	194,292
6.561%, 12/15/40	69,000	69,480
New York City Municipal Water Finance Authority
5.750%, 6/15/41	400,000	395,048
5.724%, 6/15/42	467,000	450,295
5.952%, 6/15/42	400,000	407,700
6.011%, 6/15/42	89,000	88,919
New York City Transitional Finance Authority
5.508%, 8/1/37	808,000	777,902
5.572%, 11/1/38	125,000	121,109
6.828%, 7/15/40	200,000	203,700
New York State Dormitory Authority
5.500%, 3/15/30	419,000	413,222
5.600%, 3/15/40	369,000	362,768
New York State Urban Development Corp.
5.770%, 3/15/39	242,000	239,328
5.838%, 3/15/40	200,000	204,260
North Texas Tollway Authority
6.718%, 1/1/49	200,000	195,800
Ohio State University
4.910%, 6/1/40	539,000	487,984
Oregon State Department of Transportation
5.834%, 11/15/34	300,000	305,553
Pennsylvania State Turnpike Commission
6.105%, 12/1/39	500,000	490,100
5.511%, 12/1/45	496,000	439,788
5.561%, 12/1/49	608,000	525,276
Port Authority of New York & New Jersey
5.647%, 11/1/40	400,000	386,440
Port of Seattle
7.000%, 5/1/36	1,000,000	1,064,260
Rutgers State University of New Jersey
5.665%, 5/1/40	310,000	307,687
Salt River Project Agricultural Improvement & Power District
4.839%, 1/1/41	162,000	147,584
San Diego County, California Water Authority
6.138%, 5/1/49	269,000	269,374
San Francisco City & County Public Utilities Commission
6.000%, 11/1/40	877,000	833,286
South Carolina State Public Services Authority
6.454%, 1/1/50	250,000	256,677
State of California
4.850%, 10/1/14	500,000	518,815
5.450%, 4/1/15	250,000	261,060
3.950%, 11/1/15	250,000	246,285
5.950%, 4/1/16	35,000	36,691

	Principal Amount	Value (Note 1)

5.750%, 3/1/17	$200,000	$204,458
6.200%, 3/1/19	200,000	202,460
6.200%, 10/1/19	400,000	405,204
5.700%, 11/1/21	200,000	192,896
6.650%, 3/1/22	200,000	207,828
7.700%, 11/1/30	200,000	201,408
7.500%, 4/1/34	1,500,000	1,552,125
7.950%, 3/1/36	200,000	205,122
7.550%, 4/1/39	1,628,000	1,688,464
7.300%, 10/1/39	200,000	201,420
7.350%, 11/1/39	589,000	596,574
7.625%, 3/1/40	465,000	485,186
7.600%, 11/1/40	280,000	291,578
State of Connecticut
5.090%, 10/1/30	600,000	566,874
5.459%, 11/1/30	200,000	196,724
State of Georgia
4.503%, 11/1/25	269,000	265,457
State of Illinois
2.766%, 1/1/12	269,000	269,667
3.321%, 1/1/13	269,000	268,696
4.071%, 1/1/14	269,000	270,813
4.421%, 1/1/15	269,000	269,398
5.100%, 6/1/33	4,109,000	3,074,231
6.630%, 2/1/35	346,000	314,514
State of Illinois Toll Highway Authority
6.184%, 1/1/34	110,000	107,717
5.851%, 12/1/34	200,000	187,596
State of Massachusetts
4.200%, 12/1/21	180,000	177,336
4.910%, 5/1/29	100,000	93,244
4.500%, 8/1/31	150,000	132,759
5.456%, 12/1/39	573,000	574,450
State of Mississippi
5.245%, 11/1/34	200,000	191,324
State of New York
5.206%, 10/1/31	404,000	370,706
5.517%, 10/1/37	335,000	309,718
State of Texas
4.631%, 4/1/33	200,000	184,396
4.681%, 4/1/40	180,000	163,843
State of Utah
4.554%, 7/1/24	365,000	369,307
3.539%, 7/1/25	200,000	181,154
State of Washington
5.090%, 8/1/33	269,000	261,947
5.481%, 8/1/39	339,000	326,332
5.140%, 8/1/40	269,000	257,040
State Public School Building Authority of Pennsylvania
5.000%, 9/15/27	300,000	270,732
Texas State Transportation Commission
5.178%, 4/1/30	1,416,000	1,402,775
University of Massachusetts Building Authority
5.450%, 11/1/40	200,000	191,026
University of Texas
4.794%, 8/15/46	480,000	433,795
University of Virginia
6.200%, 9/1/39	250,000	278,720
Utah Transit Authority
5.937%, 6/15/39	80,000	84,101

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CORE BOND INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2010

	Principal Amount	Value (Note 1)

Virginia Commonwealth Transportation Board
5.350%, 5/15/35	$677,000	$662,539
Washington State Convention Center
6.790%, 7/1/40	100,000	97,673

		47,131,402

Supranational (1.5%)
African Development Bank
1.875%, 1/23/12	1,193,000	1,209,224
1.750%, 10/1/12	300,000	305,025
3.000%, 5/27/14	1,193,000	1,249,369
6.875%, 10/15/15	200,000	235,895
Asian Development Bank
2.125%, 3/15/12	3,000,000	3,054,792
2.750%, 5/21/14	600,000	624,707
4.250%, 10/20/14	416,000	455,186
5.500%, 6/27/16	3,646,000	4,212,574
Corp. Andina de Fomento
3.750%, 1/15/16	500,000	495,678
5.750%, 1/12/17	346,000	364,241
8.125%, 6/4/19	979,000	1,152,850
Eksportfinans A/S
5.500%, 6/26/17	1,000,000	1,122,354
Eksportfinans ASA
5.000%, 2/14/12	1,930,000	2,020,835
3.000%, 11/17/14	500,000	515,963
5.500%, 5/25/16	3,402,000	3,829,206
European Bank for Reconstruction & Development
3.625%, 6/17/13	400,000	422,412
2.750%, 4/20/15	700,000	717,512
European Investment Bank
2.000%, 2/10/12	2,500,000	2,538,545
1.750%, 9/14/12	2,693,000	2,741,466
1.625%, 3/15/13	1,000,000	1,013,200
2.875%, 3/15/13	2,000,000	2,080,068
3.250%, 5/15/13	693,000	727,378
4.250%, 7/15/13	1,109,000	1,193,110
2.375%, 3/14/14	3,000,000	3,086,688
3.000%, 4/8/14	693,000	726,265
4.625%, 5/15/14	3,760,000	4,137,824
3.125%, 6/4/14	1,346,000	1,415,985
2.875%, 1/15/15	1,693,000	1,755,974
2.750%, 3/23/15	1,500,000	1,546,417
4.875%, 2/16/16	2,018,000	2,252,744
4.875%, 1/17/17	471,000	524,903
5.125%, 5/30/17	3,401,000	3,838,080
2.875%, 9/15/20	1,000,000	937,714
4.875%, 2/15/36	1,348,000	1,378,281
Export Development Canada
2.375%, 3/19/12	1,000,000	1,021,675
1.750%, 9/24/12	1,193,000	1,214,615
3.500%, 5/16/13	916,000	968,585
2.250%, 5/28/15	1,000,000	1,012,532
Inter-American Development Bank
4.375%, 9/20/12	416,000	441,693
4.750%, 10/19/12	1,193,000	1,277,921
1.750%, 10/22/12	2,000,000	2,039,468
3.500%, 3/15/13	693,000	732,855
3.000%, 4/22/14	1,500,000	1,580,259
2.250%, 7/15/15	1,000,000	1,012,668
5.125%, 9/13/16	2,275,000	2,589,310

	Principal Amount	Value (Note 1)

4.250%, 9/10/18	$1,467,000	$1,594,256
3.875%, 9/17/19	1,000,000	1,041,874
3.875%, 2/14/20	693,000	726,536
International Bank for Reconstruction & Development
2.000%, 4/2/12	5,386,000	5,492,115
3.500%, 10/8/13	2,000,000	2,132,166
1.125%, 8/25/14	1,000,000	994,366
2.375%, 5/26/15	2,500,000	2,558,555
5.000%, 4/1/16	916,000	1,028,505
9.250%, 7/15/17	599,000	818,936
7.625%, 1/19/23	491,000	672,056
4.750%, 2/15/35	609,000	627,485
International Finance Corp.
3.500%, 5/15/13	1,300,000	1,380,277
3.000%, 4/22/14	2,428,000	2,561,164
Japan Finance Corp.
1.500%, 7/6/12	700,000	706,302
2.125%, 11/5/12	2,000,000	2,036,986
4.250%, 6/18/13	416,000	446,627
2.875%, 2/2/15	1,500,000	1,534,506
Korea Development Bank
5.300%, 1/17/13	1,516,000	1,606,202
5.750%, 9/10/13	70,000	75,864
8.000%, 1/23/14	1,000,000	1,141,500
4.375%, 8/10/15	615,000	632,881
Nordic Investment Bank
1.625%, 1/28/13	500,000	506,521
3.625%, 6/17/13	416,000	441,165
2.625%, 10/6/14	1,300,000	1,342,801
5.000%, 2/1/17	1,567,000	1,759,177
Svensk Exportkredit AB
3.250%, 9/16/14	500,000	523,707
1.750%, 10/20/15	230,000	221,838
5.125%, 3/1/17	458,000	507,967

		102,886,381

U.S. Government Agencies (36.4%)
Federal Farm Credit Bank
2.000%, 1/17/12	1,000,000	1,016,402
2.125%, 6/18/12	2,000,000	2,045,872
1.875%, 12/7/12	808,000	826,599
2.625%, 4/17/14	743,000	775,213
3.000%, 9/22/14	1,000,000	1,053,863
5.125%, 8/25/16	485,000	552,577
4.875%, 1/17/17	4,895,000	5,484,006
Federal Home Loan Bank
2.250%, 4/13/12	6,386,000	6,530,458
5.750%, 5/15/12	100,000	107,156
1.875%, 6/20/12	3,396,000	3,463,248
2.000%, 9/14/12	1,000,000	1,023,735
1.625%, 11/21/12	3,450,000	3,512,552
3.375%, 2/27/13	6,000,000	6,332,166
5.125%, 8/14/13	3,901,000	4,319,448
4.000%, 9/6/13	1,229,000	1,323,456
3.625%, 10/18/13	5,000,000	5,339,040
5.250%, 6/18/14	2,772,000	3,146,378
5.500%, 8/13/14	3,901,000	4,462,498
5.375%, 5/18/16	2,100,000	2,409,242
4.750%, 12/16/16	5,371,000	6,006,454
4.875%, 5/17/17	3,169,000	3,572,420
5.250%, 6/5/17	950,000	1,082,957

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CORE BOND INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2010

	Principal Amount	Value (Note 1)

5.000%, 11/17/17	$5,426,000	$6,151,706
5.500%, 7/15/36	1,068,000	1,176,431
Federal Home Loan Bank/Illinois
5.625%, 6/13/16	1,000,000	1,082,838
Federal Home Loan Mortgage Corp.
5.750%, 1/15/12	75,000	79,049
4.750%, 3/5/12	3,900,000	4,095,374
2.125%, 3/23/12	7,079,000	7,220,099
2.000%, 4/27/12	827,000	830,837
1.750%, 6/15/12	5,743,000	5,844,054
5.125%, 7/15/12	75,000	80,182
5.500%, 8/20/12	2,000,000	2,158,854
4.125%, 12/21/12	5,464,000	5,823,865
2.500%, 4/8/13	2,443,000	2,456,468
3.500%, 5/29/13	5,000,000	5,310,740
3.750%, 6/28/13	693,000	742,170
4.875%, 11/15/13	3,844,000	4,260,878
2.500%, 1/7/14	4,170,000	4,336,904
4.500%, 1/15/14	3,634,000	3,994,780
5.500%, 2/1/14	24,257	26,019
2.500%, 4/23/14	2,243,000	2,323,927
2.750%, 4/29/14	1,000,000	1,007,580
5.000%, 7/15/14	6,386,000	7,157,697
3.000%, 7/28/14	800,000	842,143
4.500%, 1/15/15	1,916,000	2,116,398
4.750%, 11/17/15	5,915,000	6,626,125
5.500%, 7/18/16	693,000	802,601
5.125%, 10/18/16	5,500,000	6,238,050
6.000%, 2/1/17	50,820	55,132
6.000%, 4/1/17	41,579	45,126
5.000%, 4/18/17	5,277,000	5,958,477
5.125%, 11/17/17	1,732,000	1,972,249
4.875%, 6/13/18	2,000,000	2,236,674
4.250%, 12/12/18	693,000	713,366
3.750%, 3/27/19	2,220,000	2,298,075
4.500%, 12/1/19	3,084,164	3,249,818
4.000%, 12/1/20	98,927	102,834
5.500%, 3/1/21	133,734	143,863
4.500%, 4/1/21	4,897,502	5,152,899
4.500%, 6/1/21	70,894	74,591
5.000%, 7/1/21	130,690	139,169
4.500%, 8/1/21	135,729	143,146
6.000%, 9/1/21	29,256	31,729
5.000%, 12/1/21	2,566,615	2,737,957
5.000%, 5/1/22	152,267	161,100
5.000%, 6/1/22	23,337	24,691
5.500%, 6/1/22	8,249	8,848
5.000%, 8/1/22	89,473	94,663
5.500%, 8/1/22	870,794	935,789
6.000%, 9/1/22	1,200,342	1,298,807
5.000%, 11/1/22	68,993	72,995
5.500%, 11/1/22	66,018	70,813
5.000%, 1/1/23	454,708	481,084
5.500%, 1/1/23	297,546	319,154
5.000%, 2/1/23	92,149	97,494
5.500%, 2/1/23	801,002	859,168
5.000%, 3/1/23	1,487,918	1,574,229
5.000%, 4/1/23	1,161,449	1,228,822
5.000%, 5/1/23	3,320,382	3,528,412
5.500%, 5/1/23	69,622	74,678
5.000%, 6/1/23	885,924	937,315
5.000%, 7/1/23	5,397,817	5,710,932

	Principal Amount	Value (Note 1)

5.000%, 8/1/23	$49,884	$52,778
5.500%, 8/1/23	7,187,681	7,709,631
6.000%, 8/1/23	385,242	416,843
5.000%, 9/1/23	12,344	13,060
6.000%, 9/1/23	83,595	90,609
5.000%, 10/1/23	193,085	204,286
5.500%, 10/1/23	104,030	111,584
5.000%, 11/1/23	1,284,490	1,359,000
5.500%, 11/1/23	124,544	133,588
4.500%, 12/1/23	3,283,093	3,435,834
5.000%, 12/1/23	11,648	12,324
5.500%, 12/1/23	505,763	543,056
5.000%, 1/1/24	2,510,933	2,656,586
6.000%, 1/1/24	570,345	617,131
4.000%, 2/1/24	451,038	463,776
5.000%, 2/1/24	329,182	348,278
6.000%, 2/1/24	1,094,380	1,185,352
4.500%, 3/1/24	14,100,494	14,734,465
5.000%, 3/1/24	648,944	686,588
5.000%, 4/1/24	1,612,232	1,705,754
4.000%, 5/1/24	3,068,399	3,155,057
4.000%, 7/1/24	9,936,723	10,228,609
4.500%, 7/1/24	18,173,938	18,985,375
4.000%, 8/1/24	1,719,076	1,767,626
6.000%, 10/1/24	834,373	904,382
4.000%, 2/1/25	11,758,158	12,090,235
4.500%, 2/1/25	1,251,394	1,307,267
4.000%, 3/1/25	2,454,294	2,523,609
5.000%, 5/1/25	4,133,968	4,373,771
4.000%, 7/1/25	12,999,588	13,366,725
5.000%, 8/1/26	296,175	313,309
5.500%, 8/1/26	38,326	41,123
6.500%, 9/1/27	49,591	55,291
6.750%, 3/15/31	2,106,000	2,696,630
6.250%, 7/15/32	1,964,000	2,399,114
4.633%, 2/1/34 (l)	74,074	76,958
5.000%, 4/1/34	519,829	547,222
5.000%, 6/1/34	4,718,483	4,965,651
5.000%, 10/1/34	2,991,912	3,148,170
4.781%, 1/1/35 (l)	512,659	542,516
5.500%, 1/1/35	1,335,471	1,429,945
2.367%, 2/1/35 (l)	134,201	138,920
6.000%, 2/1/35	327,116	356,825
5.000%, 5/1/35	7,208,845	7,585,338
5.500%, 7/1/35	3,007,466	3,223,040
3.022%, 8/1/35 (l)	66,662	69,942
4.500%, 8/1/35	980,626	1,009,355
4.500%, 9/1/35	936,178	963,605
4.500%, 10/1/35	2,331,784	2,400,098
5.500%, 10/1/35	132,193	141,545
5.000%, 11/1/35	5,335,399	5,610,714
5.500%, 11/1/35	5,126,448	5,489,105
5.000%, 12/1/35	7,950,315	8,360,564
5.000%, 3/1/36	698,798	734,748
6.000%, 3/1/36	194,312	210,867
5.320%, 4/1/36 (l)	528,126	553,698
5.535%, 4/1/36 (l)	915,911	965,493
4.500%, 5/1/36	108,639	111,719
5.000%, 5/1/36	73,114	76,876
6.000%, 6/1/36	17,859,154	19,363,928
5.000%, 8/1/36	67,005	70,389
6.500%, 8/1/36	13,927,591	15,411,750

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CORE BOND INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2010

	Principal Amount	Value (Note 1)

5.500%, 9/1/36	$383,632	$409,812
6.000%, 9/1/36	206,408	223,799
5.000%, 10/1/36	24,429,033	25,688,385
5.826%, 11/1/36 (l)	341,281	358,297
6.000%, 11/1/36	2,380,324	2,580,885
6.500%, 11/1/36	4,510,421	4,991,063
5.500%, 12/1/36	385,905	411,396
5.568%, 12/1/36 (l)	2,020,449	2,132,011
6.500%, 12/1/36	65,343	72,306
5.500%, 1/1/37	2,342,578	2,497,317
5.529%, 1/1/37 (l)	4,079,216	4,315,790
5.644%, 1/1/37 (l)	962,840	1,019,084
7.000%, 2/1/37	4,298,492	4,826,905
5.500%, 3/1/37	466,579	497,399
4.500%, 4/1/37	1,079,386	1,113,707
5.500%, 4/1/37	3,332,686	3,565,802
6.000%, 4/1/37	22,204	24,026
5.500%, 5/1/37	59,583	63,518
5.750%, 5/1/37 (l)	7,886,446	8,450,824
6.000%, 5/1/37	1,173,262	1,269,552
5.395%, 6/1/37 (l)	344,720	366,685
5.453%, 6/1/37 (l)	2,742,650	2,893,968
5.495%, 6/1/37 (l)	380,026	406,208
6.000%, 6/1/37	985,015	1,076,937
5.421%, 7/1/37 (l)	562,590	594,960
5.500%, 8/1/37	296,023	315,866
6.000%, 8/1/37	2,532,756	2,740,585
5.500%, 9/1/37	133,118	141,765
5.500%, 10/1/37	1,844,953	1,965,379
6.000%, 10/1/37	4,758,779	5,172,747
6.500%, 10/1/37	2,018,154	2,233,214
5.342%, 11/1/37 (l)	3,784,144	4,007,643
5.500%, 11/1/37	176,199	187,700
6.000%, 11/1/37	289,350	313,007
6.500%, 11/1/37	368,962	408,280
5.500%, 12/1/37	1,068,170	1,137,372
6.000%, 12/1/37	3,073,564	3,324,852
5.000%, 1/1/38	740,151	775,915
5.239%, 1/1/38 (l)	5,851,329	6,120,905
5.500%, 1/1/38	143,794	153,158
6.000%, 1/1/38	1,163,173	1,258,271
6.500%, 1/1/38	154,609	171,423
5.500%, 2/1/38	102,052	108,713
6.000%, 2/1/38	362,201	391,588
6.500%, 2/1/38	2,590,427	2,866,469
5.000%, 3/1/38	1,287,081	1,349,504
6.000%, 3/1/38	87,691	94,806
5.500%, 4/1/38	13,098,424	13,992,289
5.000%, 5/1/38	409,550	429,340
5.500%, 5/1/38	5,952,632	6,334,670
6.000%, 5/1/38	5,626,180	6,086,164
4.500%, 6/1/38	3,800,831	3,912,183
5.500%, 6/1/38	1,369,386	1,457,273
5.000%, 7/1/38	8,506,061	8,917,076
5.500%, 7/1/38	3,221,357	3,428,103
6.000%, 7/1/38	10,733,994	11,685,683
5.500%, 8/1/38	8,703,433	9,262,016
6.000%, 8/1/38	256,201	276,947
5.000%, 9/1/38	670,091	702,470
5.500%, 9/1/38	460,432	489,982
6.000%, 9/1/38	2,947,142	3,187,491
6.500%, 9/1/38	186,501	206,375

	Principal Amount	Value (Note 1)

5.500%, 10/1/38	$6,886,460	$7,328,431
6.000%, 10/1/38	2,539,667	2,745,321
6.500%, 10/1/38	968,818	1,072,057
5.000%, 11/1/38	8,667,064	9,119,715
5.500%, 11/1/38	4,430,852	4,715,223
6.000%, 11/1/38	6,033,728	6,522,318
5.000%, 12/1/38	928,799	973,969
5.500%, 12/1/38	5,437,526	5,811,993
6.000%, 12/1/38	11,381,875	12,346,222
6.500%, 12/1/38	5,830,186	6,451,465
5.000%, 1/1/39	91,103	95,505
5.500%, 1/1/39	30,499,422	32,584,899
5.000%, 2/1/39	1,009,879	1,058,676
5.500%, 2/1/39	470,592	500,795
6.500%, 2/1/39	1,508,305	1,669,034
5.000%, 3/1/39	26,688,235	28,102,447
5.500%, 3/1/39	382,799	407,367
4.000%, 4/1/39	3,224,658	3,207,653
5.500%, 4/1/39	278,917	296,818
4.000%, 5/1/39	14,350,687	14,263,797
4.000%, 6/1/39	2,757,281	2,740,587
4.500%, 6/1/39	25,501,523	26,153,008
5.500%, 6/1/39	140,605	149,629
4.000%, 7/1/39	6,446,666	6,410,068
4.500%, 7/1/39	13,313,818	13,653,945
5.000%, 7/1/39	19,065,126	19,986,358
5.500%, 7/1/39	1,647,616	1,753,360
4.500%, 8/1/39	1,013,785	1,045,704
5.000%, 8/1/39	1,800,269	1,896,822
5.500%, 8/1/39	3,711,918	3,964,923
4.500%, 9/1/39	4,179,750	4,291,754
5.000%, 9/1/39	4,514,792	4,760,350
4.500%, 10/1/39	21,144,579	21,693,082
4.000%, 12/1/39	1,975,786	1,963,823
4.500%, 12/1/39	323,862	332,136
4.500%, 1/1/40	7,660,560	7,877,809
4.500%, 2/1/40	9,068,789	9,323,908
4.500%, 3/1/40	1,946,748	2,003,782
5.500%, 3/1/40	3,965,472	4,219,975
6.000%, 5/1/40	2,940,359	3,181,675
5.000%, 6/1/40	2,881,361	3,028,694
4.500%, 7/1/40	14,549,895	14,921,600
5.000%, 7/1/40	15,105,520	15,877,907
4.500%, 8/1/40	10,213,376	10,474,296
4.500%, 9/1/40	15,900,779	16,348,898
4.000%, 10/1/40	6,353,509	6,319,012
4.000%, 1/15/41 TBA	15,000,000	14,889,843
4.500%, 1/15/41 TBA	15,000,000	15,373,828
Federal National Mortgage Association
5.500%, 4/1/11	557	599
6.000%, 8/1/11	232,612	252,721
2.000%, 1/9/12	4,079,000	4,144,688
5.000%, 2/16/12	1,802,000	1,892,678
2.250%, 2/24/12	500,000	501,220
1.875%, 4/20/12	570,000	580,210
6.000%, 5/1/12	358,094	366,697
4.875%, 5/18/12	250,000	264,915
6.000%, 8/1/12	413,723	424,301
1.750%, 8/10/12	11,386,000	11,598,725
4.750%, 11/19/12	5,000,000	5,380,060
1.750%, 12/28/12	139,000	139,775
3.625%, 2/12/13	3,000,000	3,180,660

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CORE BOND INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2010

	Principal Amount	Value (Note 1)

4.375%, 3/15/13	$115,000	$123,915
3.875%, 7/12/13	4,000,000	4,295,836
1.500%, 7/19/13	1,346,000	1,346,402
4.625%, 10/15/13	8,402,000	9,222,455
5.125%, 1/2/14	90,000	98,680
6.000%, 2/1/14	329,409	357,885
2.750%, 2/5/14	5,079,000	5,307,387
3.150%, 2/18/14	250,000	250,722
2.750%, 3/13/14	5,150,000	5,382,847
6.000%, 4/1/14	1,077,372	1,170,505
2.900%, 4/7/14	500,000	503,072
2.500%, 5/15/14	150,000	155,627
3.000%, 7/28/14	1,000,000	1,013,756
3.000%, 9/16/14	2,693,000	2,836,502
3.000%, 9/29/14	1,000,000	1,019,425
4.625%, 10/15/14	5,000,000	5,561,135
2.625%, 11/20/14	5,520,000	5,729,881
4.375%, 10/15/15	3,513,000	3,866,914
5.000%, 3/15/16	4,000,000	4,518,924
6.000%, 4/1/16	395,181	429,342
5.375%, 7/15/16	2,000,000	2,296,624
5.250%, 9/15/16	100,000	114,481
4.875%, 12/15/16	1,400,000	1,569,477
5.500%, 2/1/17	62,221	66,970
5.000%, 2/13/17	2,328,000	2,626,850
5.000%, 5/11/17	1,109,000	1,243,578
5.500%, 6/1/17	20,616	22,190
5.375%, 6/12/17	5,150,000	5,929,612
5.500%, 8/1/17	24,318	26,202
5.500%, 10/1/17	19,088	20,583
6.000%, 11/1/17	4,158,097	4,517,545
5.500%, 1/1/18	62,384	67,299
5.500%, 4/1/18	72,253	78,050
5.500%, 11/1/18	593,687	639,002
5.500%, 3/1/19	66,772	72,083
5.500%, 5/1/19	163,708	176,897
5.500%, 7/1/19	12,714	13,728
5.500%, 8/1/19	117,396	126,724
5.500%, 9/1/19	29,414	31,760
(Zero Coupon), 10/9/19	2,000,000	1,262,846
5.500%, 11/1/19	54,889	59,254
5.500%, 6/1/20	552,400	597,027
6.000%, 6/1/20	361,434	392,679
4.500%, 8/1/20	144,073	152,419
4.000%, 9/1/20	63,735	66,399
5.500%, 10/1/20	114,808	123,930
5.500%, 1/1/21	140,366	151,564
5.500%, 2/1/21	29,937	32,316
5.000%, 6/1/21	207,155	221,631
5.500%, 6/1/21	32,359	34,930
6.000%, 8/1/21	277,564	302,504
6.000%, 10/1/21	44,744	48,696
5.500%, 6/1/22	340,989	367,016
5.500%, 7/1/22	962,672	1,036,433
5.500%, 9/1/22	177,804	191,870
6.000%, 9/1/22	10,447	11,363
5.000%, 12/1/22	1,219,826	1,294,398
5.500%, 12/1/22	1,855,820	1,997,471
5.000%, 1/1/23	145,052	153,919
5.500%, 1/1/23	5,522,378	5,943,891
5.000%, 3/1/23	479,687	509,011
5.500%, 3/1/23	221,467	238,372

	Principal Amount	Value (Note 1)

4.000%, 4/1/23	$1,042,417	$1,077,517
4.500%, 4/1/23	4,604,711	4,854,712
5.000%, 4/1/23	633,200	671,909
4.500%, 5/1/23	755,613	793,246
5.000%, 5/1/23	3,612,463	3,833,303
5.500%, 5/1/23	2,653,009	2,855,508
6.000%, 5/1/23	1,368,055	1,486,317
4.000%, 6/1/23	727,702	752,205
4.500%, 6/1/23	6,070,157	6,393,774
5.000%, 6/1/23	10,800,651	11,460,925
5.000%, 7/1/23	3,175,249	3,369,361
6.000%, 7/1/23	2,021,085	2,195,798
5.000%, 8/1/23	1,392,537	1,477,667
5.500%, 8/1/23	2,159,181	2,323,988
5.500%, 9/1/23	695,948	749,122
5.000%, 10/1/23	12,523	13,289
5.500%, 10/1/23	25,751	27,733
6.000%, 12/1/23	627,343	681,574
4.000%, 2/1/24	1,620,252	1,669,746
4.000%, 3/1/24	658,177	678,282
4.000%, 4/1/24	10,478,853	10,798,949
4.500%, 4/1/24	9,211,585	9,653,094
4.000%, 6/1/24	12,041,480	12,409,309
4.000%, 7/1/24	2,583,611	2,662,532
4.500%, 7/1/24	6,872,148	7,201,528
4.000%, 8/1/24	1,638,706	1,688,763
4.500%, 8/1/24	8,788,609	9,209,845
4.000%, 9/1/24	36,500	37,615
4.000%, 10/1/24	397,231	409,365
4.000%, 1/1/25	21,950	22,621
4.500%, 1/1/25	14,925,039	15,640,392
4.000%, 3/1/25	16,469,244	16,988,682
5.000%, 3/1/25	4,575,975	4,855,717
4.000%, 4/1/25	229,747	236,765
4.000%, 10/1/25	236,336	243,555
5.800%, 2/9/26	481,000	483,114
5.500%, 4/1/26	47,713	51,392
5.000%, 5/1/26	54,241	57,475
6.000%, 10/1/26	563,638	615,290
6.500%, 12/1/28	1,595,470	1,785,181
6.250%, 5/15/29	650,000	797,460
7.125%, 1/15/30	2,236,000	2,960,426
7.250%, 5/15/30	1,000,000	1,346,579
6.625%, 11/15/30	3,179,000	4,011,164
7.000%, 4/1/32	16,694	18,752
6.500%, 6/1/32	35,022	39,373
6.500%, 8/1/32	33,336	37,467
6.500%, 9/1/32	271,522	306,438
5.500%, 12/1/32	12,004	12,917
5.000%, 1/1/33	584,002	616,669
5.500%, 3/1/33	653,793	703,313
5.500%, 4/1/33	4,589,844	4,937,489
5.500%, 6/1/33	35,859	38,575
6.000%, 6/1/33	13,084	14,410
5.000%, 7/1/33	211,848	223,665
5.500%, 7/1/33	1,622,327	1,745,206
5.000%, 8/1/33	1,583,313	1,671,539
5.000%, 11/1/33	4,697,549	4,958,851
5.500%, 11/1/33	4,281,655	4,605,957
4.857%, 1/1/34 (l)	2,216,995	2,306,548
5.000%, 2/1/34	313,830	331,188
6.000%, 2/1/34	608,061	669,675

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CORE BOND INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2010

	Principal Amount	Value (Note 1)

5.000%, 3/1/34	$939,571	$991,835
5.000%, 4/1/34	637,172	672,415
5.500%, 4/1/34	759,677	816,980
5.000%, 5/1/34	677,158	714,402
5.500%, 5/1/34	476,302	512,229
4.172%, 6/1/34 (l)	39,465	41,494
5.000%, 7/1/34	929,140	980,243
5.500%, 7/1/34	4,196,451	4,510,365
5.000%, 8/1/34	1,524,498	1,608,822
5.500%, 8/1/34	43,485	46,738
6.000%, 8/1/34	359,401	394,358
5.500%, 11/1/34	3,506,339	3,768,630
5.000%, 12/1/34	1,052,015	1,110,205
2.581%, 1/1/35 (l)	88,274	92,070
5.000%, 2/1/35	208,516	219,887
5.500%, 2/1/35	15,384,659	16,540,311
6.500%, 2/1/35	295,796	330,875
5.000%, 3/1/35	271,109	286,020
5.000%, 4/1/35	15,376,780	16,215,295
6.000%, 4/1/35	7,055,079	7,753,802
5.000%, 5/1/35	1,710,230	1,802,689
5.500%, 5/1/35	27,813,848	29,885,763
5.000%, 6/1/35	5,040,559	5,315,312
5.000%, 7/1/35	9,028,412	9,527,796
4.500%, 8/1/35	4,504,428	4,645,680
5.000%, 8/1/35	4,679,509	4,931,032
5.500%, 8/1/35	2,322,532	2,495,905
3.025%, 9/1/35 (l)	143,148	150,366
4.500%, 9/1/35	7,688,759	7,932,510
5.000%, 9/1/35	297,116	313,643
5.500%, 9/1/35	3,323,067	3,571,128
4.500%, 10/1/35	87,138	89,817
5.000%, 10/1/35	5,624,640	5,926,964
5.500%, 10/1/35	10,383,967	11,158,970
5.000%, 11/1/35	11,596,966	12,223,906
5.500%, 12/1/35	15,659,682	16,828,652
5.381%, 1/1/36 (l)	2,377,293	2,518,877
6.500%, 1/1/36	140,880	157,500
5.000%, 2/1/36	13,543,542	14,271,508
5.000%, 3/1/36	3,462,988	3,649,124
6.000%, 3/1/36	5,954,254	6,495,254
6.000%, 4/1/36	2,986,421	3,252,632
6.000%, 5/1/36	18,832	20,511
5.000%, 6/1/36	937,078	986,714
5.500%, 6/1/36	19,428,365	20,870,463
6.086%, 6/1/36 (l)	59,421	61,744
5.000%, 7/1/36	10,886,837	11,469,291
5.500%, 7/1/36	717,753	771,592
6.000%, 7/1/36	432,804	471,046
7.000%, 7/1/36	21,179	23,763
6.000%, 8/1/36	25,557	27,815
6.500%, 8/1/36	1,391,717	1,547,167
6.000%, 9/1/36	9,652,821	10,508,497
6.500%, 9/1/36	13,408,785	14,881,657
6.000%, 10/1/36	2,448,108	2,663,651
6.500%, 10/1/36	1,014,905	1,130,667
5.500%, 11/1/36	21,302	22,802
6.000%, 11/1/36	751,791	817,226
6.500%, 11/1/36	347,987	386,211
6.000%, 12/1/36	1,368,243	1,487,283
6.500%, 12/1/36	651,047	722,560
5.500%, 1/1/37	1,743,153	1,865,923

	Principal Amount	Value (Note 1)

6.000%, 1/1/37	$405,891	$441,071
6.500%, 1/1/37	223,073	247,577
5.000%, 2/1/37	242,611	255,196
5.500%, 2/1/37	131,498	141,837
5.925%, 2/1/37 (l)	770,447	808,782
6.000%, 2/1/37	3,288,796	3,573,739
5.500%, 3/1/37	1,798,110	1,932,249
6.000%, 3/1/37	116,751	126,811
5.500%, 4/1/37	129,704	140,116
6.000%, 4/1/37	1,859,056	2,023,492
7.000%, 4/1/37	837,412	939,602
5.500%, 5/1/37	99,664	107,545
6.000%, 5/1/37	37,144	40,450
6.000%, 6/1/37	685,054	744,196
5.000%, 7/1/37	775,751	815,872
5.500%, 7/1/37	342,044	369,500
6.000%, 7/1/37	347,687	377,648
6.500%, 7/1/37	2,728,825	3,028,569
5.625%, 7/15/37	491,000	551,774
5.500%, 8/1/37	3,125,151	3,345,206
6.000%, 8/1/37	19,269,382	20,927,540
6.500%, 8/1/37	121,997	135,397
5.000%, 9/1/37	116,492	122,481
5.374%, 9/1/37 (l)	780,360	823,303
5.835%, 9/1/37 (l)	4,608,330	4,872,732
6.000%, 9/1/37	11,198,137	12,178,181
6.500%, 9/1/37	279,017	309,665
5.500%, 10/1/37	192,478	207,808
5.569%, 10/1/37 (l)	2,023,906	2,136,385
6.000%, 10/1/37	7,763,396	8,428,744
6.500%, 10/1/37	1,276,162	1,416,340
5.000%, 11/1/37	62,845	66,065
5.500%, 11/1/37	370,157	395,649
6.000%, 11/1/37	5,091,484	5,545,999
6.500%, 11/1/37	409,964	455,161
7.500%, 11/1/37	175,809	198,051
5.500%, 12/1/37	654,537	699,614
6.500%, 12/1/37	2,261,926	2,510,384
5.000%, 1/1/38	481,235	505,748
6.000%, 1/1/38	1,947,796	2,114,708
6.500%, 1/1/38	489,077	542,799
5.000%, 2/1/38	18,613,113	19,617,914
5.500%, 2/1/38	1,490,545	1,593,050
6.000%, 2/1/38	2,853,633	3,098,140
4.500%, 3/1/38	23,889	24,541
5.000%, 3/1/38	2,248,925	2,363,480
5.500%, 3/1/38	1,969,324	2,104,330
6.000%, 3/1/38	2,203,612	2,391,273
4.500%, 4/1/38	565,687	581,133
5.500%, 4/1/38	4,951,341	5,294,558
4.500%, 5/1/38	750,444	770,935
5.000%, 5/1/38	386,171	405,841
5.500%, 5/1/38	9,145,415	9,793,204
4.500%, 6/1/38	50,782	52,169
5.000%, 6/1/38	296,559	311,665
5.500%, 6/1/38	10,615,190	11,358,041
6.000%, 6/1/38	3,521,854	3,832,389
6.500%, 6/1/38	6,612,267	7,338,584
4.971%, 7/1/38 (l)	7,140,911	7,502,956
5.500%, 7/1/38	18,994,673	20,298,340
6.000%, 7/1/38	374,151	408,436
6.000%, 8/1/38	1,164,013	1,276,796

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CORE BOND INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2010

	Principal Amount	Value (Note 1)

5.500%, 9/1/38	$1,825,848	$1,961,574
6.000%, 9/1/38	5,116,397	5,551,153
6.500%, 9/1/38	361,561	402,494
6.000%, 10/1/38	4,470,143	4,850,033
4.000%, 11/1/38	344,105	342,734
6.000%, 11/1/38	1,987,231	2,157,678
6.500%, 11/1/38	2,040,950	2,276,953
5.500%, 12/1/38	4,050,486	4,386,392
6.000%, 12/1/38	60,087	65,180
4.500%, 1/1/39	60,961	62,625
5.000%, 1/1/39	13,566,373	14,291,326
5.483%, 1/1/39 (l)	458,720	489,737
5.601%, 1/1/39 (l)	2,016,719	2,137,216
6.000%, 1/1/39	1,063,429	1,153,639
4.000%, 2/1/39	3,416,541	3,403,403
4.500%, 2/1/39	6,189,025	6,358,015
5.362%, 2/1/39 (l)	4,319,540	4,554,682
4.500%, 3/1/39	15,076,646	15,511,401
5.000%, 3/1/39	4,529,489	4,782,857
4.500%, 4/1/39	2,596,998	2,667,909
6.000%, 4/1/39	11,216	12,167
4.500%, 5/1/39	21,269,469	21,914,143
5.500%, 5/1/39	8,767,245	9,371,021
4.000%, 6/1/39	7,265,395	7,236,446
4.500%, 6/1/39	23,831,246	24,481,951
5.000%, 6/1/39	8,572,339	9,008,993
4.000%, 7/1/39	1,719,080	1,712,231
4.500%, 7/1/39	24,423,744	25,120,082
3.553%, 8/1/39 (l)	11,514,180	11,899,363
4.000%, 8/1/39	25,777,517	25,678,888
4.500%, 8/1/39	625,426	642,503
5.000%, 8/1/39	16,642,925	17,490,674
4.000%, 9/1/39	9,971,008	9,935,954
4.500%, 9/1/39	6,504,349	6,698,210
5.000%, 10/1/39	877,535	922,235
4.000%, 1/1/40	1,871,206	1,863,751
4.500%, 1/1/40	30,653,122	31,533,591
4.000%, 2/1/40	2,296,622	2,287,472
4.500%, 2/1/40	21,448,539	22,099,401
4.000%, 3/1/40	15,637,654	15,575,347
4.500%, 3/1/40	11,049,973	11,389,674
4.000%, 5/1/40	1,888,823	1,881,593
4.500%, 5/1/40	7,885,664	8,108,373
4.500%, 6/1/40	4,624,813	4,751,092
5.000%, 7/1/40	7,905,580	8,308,270
4.000%, 10/1/40	8,104,909	8,072,616
4.000%, 11/1/40	14,999,996	14,940,230
4.000%, 12/1/40	6,000,000	5,976,094
3.500%, 1/25/26 TBA	15,000,000	15,107,813
4.000%, 1/25/26 TBA	15,000,000	15,444,141
3.500%, 1/25/41 TBA	10,000,000	9,543,750
Government National Mortgage Association
5.000%, 8/15/21	38,236	41,068
4.500%, 8/15/24	2,166,576	2,296,147
6.000%, 1/15/29	11,069	12,164
6.000%, 6/15/29	6,365	6,993
6.000%, 12/15/31	14,124	15,545
7.000%, 2/15/32	13,092	14,793
6.500%, 5/15/32	157,814	178,184
6.000%, 7/15/32	15,554	17,120
6.000%, 1/15/33	12,703	14,007
6.500%, 1/15/33	133,746	151,099

	Principal Amount	Value (Note 1)

6.500%, 2/15/33	$170,801	$192,875
7.000%, 2/15/33	12,613	14,274
5.500%, 4/15/33	21,935	23,811
4.500%, 8/15/33	31,725	33,231
5.000%, 11/15/33	57,186	61,133
6.500%, 6/15/34	170,398	192,473
6.500%, 8/15/34	1,385,057	1,564,212
6.000%, 9/15/34	285,408	314,146
6.000%, 12/15/34	24,038	26,455
6.000%, 1/15/35	93,892	103,336
6.000%, 2/15/35	46,896	51,613
6.000%, 3/15/35	166,115	182,798
5.500%, 4/15/35	254,597	276,099
6.000%, 5/15/35	15,842	17,439
6.000%, 7/15/35	100,010	110,023
6.000%, 9/15/35	15,348	16,885
6.000%, 10/15/35	36,317	39,953
6.000%, 12/15/35	52,441	57,674
6.500%, 12/15/35	1,607,976	1,816,295
6.000%, 1/15/36	17,219	18,937
6.000%, 2/15/36	3,323	3,655
6.000%, 3/15/36	35,928	39,514
6.000%, 4/15/36	27,651	30,410
6.000%, 5/15/36	256,456	281,977
5.000%, 6/15/36	164,172	175,195
6.000%, 6/15/36	594,357	653,306
6.000%, 7/15/36	507,322	557,651
6.000%, 8/15/36	454,106	499,517
6.500%, 8/15/36	39,303	44,262
6.000%, 9/15/36	317,001	348,441
6.500%, 9/15/36	84,452	95,042
6.000%, 10/15/36	642,482	706,118
6.500%, 2/15/37	14,085	15,862
6.500%, 3/15/37	7,131	8,022
5.500%, 4/15/37	421,844	457,866
5.500%, 5/15/37	1,255,990	1,359,119
6.500%, 5/15/37	127,399	143,393
6.000%, 6/15/37	62,153	68,269
5.500%, 7/15/37	56,776	61,438
6.500%, 8/15/37	4,546	5,127
6.500%, 9/15/37	102,506	115,279
6.000%, 10/15/37	122,674	134,726
6.500%, 10/15/37	104,429	117,556
5.000%, 11/15/37	471,547	501,369
5.000%, 12/15/37	559,454	594,835
5.500%, 12/15/37	133,152	144,043
6.500%, 12/15/37	345,292	388,319
6.000%, 1/15/38	1,910,369	2,098,048
5.000%, 2/15/38	67,481	71,749
5.500%, 2/15/38	5,614,946	6,092,708
6.000%, 2/15/38	204,807	224,864
6.500%, 3/15/38	33,791	38,024
5.500%, 4/15/38	362,905	392,136
6.000%, 4/15/38	3,269,829	3,599,661
5.000%, 5/15/38	32,467,644	34,520,969
6.000%, 5/15/38	527,061	578,676
5.500%, 6/15/38	1,690,618	1,827,335
6.000%, 6/15/38	1,607,897	1,765,358
6.500%, 6/15/38	143,661	161,742
5.500%, 7/15/38	653,519	706,158
6.000%, 7/15/38	4,409,593	4,850,607
6.500%, 7/15/38	20,559	23,121

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CORE BOND INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2010

	Principal Amount	Value (Note 1)

5.500%, 8/15/38	$7,809,765	$8,476,525
6.000%, 8/15/38	856,994	940,919
6.500%, 8/15/38	1,274,438	1,433,245
5.500%, 9/15/38	9,647,157	10,466,412
6.000%, 9/15/38	984,604	1,081,026
6.500%, 9/15/38	1,820,720	2,047,598
5.500%, 10/15/38	246,807	266,687
6.000%, 10/15/38	10,812,840	11,873,698
6.500%, 10/15/38	1,442,139	1,622,169
6.000%, 11/15/38	2,245,672	2,466,777
6.500%, 11/15/38	293,129	329,655
5.500%, 12/15/38	10,350,854	11,185,181
6.000%, 12/15/38	3,026,103	3,322,449
6.500%, 12/15/38	2,303,641	2,592,341
5.500%, 1/15/39	21,837,380	23,596,313
6.000%, 1/15/39	1,711,349	1,878,941
6.500%, 1/15/39	199,329	224,167
5.000%, 2/15/39	20,457,817	21,751,614
6.000%, 2/15/39	411,035	451,288
4.500%, 3/15/39	5,804,017	6,034,137
6.000%, 3/15/39	97,874	107,459
4.500%, 4/15/39	11,586,070	12,045,439
4.500%, 5/15/39	12,943,939	13,497,170
5.000%, 5/15/39	182,999	194,573
4.000%, 6/15/39	696,063	702,099
4.500%, 6/15/39	20,637,029	21,456,574
5.000%, 6/15/39	13,441,315	14,307,202
6.000%, 6/15/39	109,348	120,398
4.000%, 7/15/39	2,002,227	2,019,854
4.500%, 7/15/39	3,131,276	3,255,426
5.000%, 7/15/39	422,921	450,125
5.500%, 7/15/39	326,499	352,797
4.000%, 8/15/39	1,520,981	1,534,171
4.500%, 8/15/39	309,689	321,967
5.000%, 8/15/39	1,670,244	1,775,874
6.000%, 8/15/39	155,653	170,896
4.000%, 9/15/39	3,628,561	3,660,027
4.500%, 9/15/39	6,548,865	6,808,517
5.000%, 9/15/39	17,641,598	18,816,660
4.500%, 10/15/39	7,817,800	8,149,673
5.500%, 10/15/39	9,613,870	10,388,238
6.000%, 10/15/39	211,680	232,410
4.500%, 11/15/39	289,248	300,716
5.000%, 11/15/39	4,574,865	4,884,205
4.500%, 12/15/39	11,421,279	11,908,428
6.000%, 12/15/39	3,883,246	4,274,453
4.500%, 1/15/40	6,428,927	6,683,823
5.000%, 1/15/40	15,701,357	16,763,039
4.500%, 2/15/40	36,909,007	38,449,646
5.000%, 2/15/40	4,121,796	4,382,467
5.000%, 4/15/40	11,847,018	12,596,249
4.500%, 5/15/40	3,391,003	3,536,048
4.000%, 6/15/40	1,982,207	2,000,016
4.500%, 6/15/40	9,839,601	10,260,475
5.000%, 7/15/40	4,908,608	5,219,039
4.500%, 8/15/40	6,030,636	6,269,741
4.000%, 12/15/40	10,000,000	10,092,969
4.000%, 1/15/41 TBA	12,000,000	12,081,563
4.500%, 1/15/41 TBA	5,000,000	5,191,797
5.000%, 1/15/41 TBA	10,000,000	10,632,031

		2,582,063,515

	Principal Amount	Value (Note 1)

U.S. Treasuries (33.2%)
U.S. Treasury Bonds
11.250%, 2/15/15	$3,098,000	$4,292,666
9.875%, 11/15/15	1,039,000	1,425,053
9.250%, 2/15/16	6,068,000	8,215,975
7.250%, 5/15/16	6,719,000	8,470,663
7.500%, 11/15/16	5,712,000	7,341,257
8.750%, 5/15/17	6,386,000	8,767,780
8.875%, 8/15/17	2,903,000	4,032,447
9.125%, 5/15/18	693,000	992,939
9.000%, 11/15/18	1,386,000	1,999,197
8.875%, 2/15/19	6,932,000	9,971,252
8.125%, 8/15/19	2,482,000	3,457,930
3.625%, 2/15/20	35,176,000	36,506,075
8.500%, 2/15/20	10,663,000	15,256,418
8.750%, 8/15/20	5,362,000	7,832,708
7.875%, 2/15/21	4,732,000	6,601,140
8.125%, 5/15/21	7,039,000	9,992,079
8.125%, 8/15/21	693,000	986,875
8.000%, 11/15/21	10,313,000	14,586,449
7.250%, 8/15/22	3,693,000	4,992,474
7.625%, 11/15/22	2,000,000	2,783,124
7.125%, 2/15/23	8,164,000	10,965,273
6.250%, 8/15/23	3,429,000	4,309,824
7.625%, 2/15/25	3,386,000	4,801,771
6.000%, 2/15/26	3,079,000	3,806,894
6.750%, 8/15/26	6,125,000	8,132,849
6.500%, 11/15/26	4,000,000	5,192,500
6.625%, 2/15/27	2,725,000	3,584,225
6.375%, 8/15/27	2,422,000	3,116,811
6.125%, 11/15/27	8,682,000	10,906,763
5.500%, 8/15/28	10,609,000	12,500,383
5.250%, 11/15/28	3,009,000	3,448,597
5.250%, 2/15/29	3,694,000	4,236,556
6.125%, 8/15/29	3,726,000	4,712,809
6.250%, 5/15/30	6,150,000	7,904,669
5.375%, 2/15/31	11,493,000	13,416,285
4.500%, 2/15/36	19,279,000	19,959,780
4.750%, 2/15/37	5,145,000	5,529,270
4.375%, 2/15/38	3,778,000	3,818,141
4.500%, 5/15/38	8,187,000	8,435,164
3.500%, 2/15/39	14,397,000	12,406,168
4.250%, 5/15/39	16,530,000	16,284,629
4.500%, 8/15/39	19,000,000	19,510,625
4.375%, 11/15/39	20,058,000	20,164,548
4.625%, 2/15/40	21,525,000	22,547,437
4.375%, 5/15/40	34,386,000	34,552,428
3.875%, 8/15/40	17,000,000	15,658,598
U.S. Treasury Notes
1.125%, 1/15/12	13,614,000	13,723,021
0.875%, 1/31/12	13,464,000	13,539,210
4.750%, 1/31/12	3,464,000	3,626,915
1.375%, 2/15/12	13,464,000	13,615,470
4.875%, 2/15/12	12,287,000	12,902,788
0.875%, 2/29/12	26,929,000	27,085,727
4.625%, 2/29/12	6,000,000	6,293,670
1.375%, 3/15/12	6,464,000	6,544,296
1.000%, 3/31/12	23,464,000	23,643,734
4.500%, 3/31/12	5,661,000	5,952,451
1.375%, 4/15/12	9,586,000	9,708,442
1.000%, 4/30/12	23,929,000	24,122,585
4.500%, 4/30/12	4,790,000	5,053,637

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CORE BOND INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2010

	Principal Amount	Value (Note 1)

1.375%, 5/15/12	$17,079,000	$17,305,826
0.750%, 5/31/12	25,543,000	25,664,840
4.750%, 5/31/12	9,464,000	10,041,086
1.875%, 6/15/12	16,464,000	16,810,650
0.625%, 6/30/12	25,000,000	25,074,250
1.500%, 7/15/12	4,550,000	4,625,539
0.625%, 7/31/12	18,464,000	18,514,407
4.625%, 7/31/12	5,416,000	5,771,847
1.750%, 8/15/12	17,525,000	17,885,086
4.375%, 8/15/12	2,076,000	2,207,372
0.375%, 8/31/12	20,000,000	19,964,060
4.125%, 8/31/12	4,523,000	4,794,027
1.375%, 9/15/12	13,464,000	13,659,120
0.375%, 9/30/12	33,464,000	33,384,255
4.250%, 9/30/12	10,000,000	10,653,520
1.375%, 10/15/12	21,464,000	21,780,100
0.375%, 10/31/12	10,000,000	9,969,530
1.375%, 11/15/12	25,543,000	25,924,152
4.000%, 11/15/12	2,287,000	2,434,761
0.500%, 11/30/12	15,000,000	14,980,665
1.125%, 12/15/12	19,850,000	20,053,919
3.625%, 12/31/12	8,539,000	9,056,677
1.375%, 1/15/13	22,464,000	22,806,217
1.375%, 2/15/13	19,157,000	19,445,849
3.875%, 2/15/13	13,672,000	14,608,751
2.750%, 2/28/13	11,772,000	12,304,495
1.375%, 3/15/13	13,464,000	13,660,709
1.750%, 4/15/13	17,000,000	17,390,490
3.125%, 4/30/13	8,437,000	8,912,897
1.375%, 5/15/13	19,850,000	20,135,443
3.625%, 5/15/13	7,315,000	7,820,189
3.500%, 5/31/13	1,386,000	1,477,823
1.125%, 6/15/13	15,000,000	15,123,000
3.375%, 6/30/13	9,479,000	10,092,917
1.000%, 7/15/13	18,464,000	18,554,843
3.375%, 7/31/13	11,665,000	12,442,367
0.750%, 8/15/13	8,000,000	7,983,752
4.250%, 8/15/13	15,612,000	16,997,565
3.125%, 8/31/13	8,464,000	8,979,111
0.750%, 9/15/13	20,000,000	19,935,940
3.125%, 9/30/13	7,979,000	8,464,594
2.750%, 10/31/13	9,746,000	10,244,722
0.500%, 11/15/13	10,000,000	9,871,090
4.250%, 11/15/13	3,272,000	3,580,029
2.000%, 11/30/13	9,909,000	10,201,623
1.500%, 12/31/13	9,793,000	9,933,774
1.750%, 1/31/14	15,782,000	16,112,444
4.000%, 2/15/14	13,237,000	14,420,057
1.875%, 2/28/14	16,240,000	16,630,767
1.750%, 3/31/14	14,975,000	15,268,645
1.875%, 4/30/14	13,139,000	13,437,702
4.750%, 5/15/14	19,157,000	21,397,469
2.250%, 5/31/14	19,111,000	19,769,431
2.625%, 6/30/14	20,100,000	21,034,328
2.625%, 7/31/14	22,435,000	23,463,847
4.250%, 8/15/14	13,880,000	15,311,375
2.375%, 8/31/14	7,972,000	8,258,498
2.375%, 9/30/14	23,464,000	24,303,565
2.375%, 10/31/14	27,197,000	28,151,016
4.250%, 11/15/14	8,464,000	9,357,350
2.125%, 11/30/14	13,464,000	13,792,185
2.625%, 12/31/14	27,425,000	28,596,980

	Principal Amount	Value (Note 1)

2.250%, 1/31/15	$20,622,000	$21,169,762
4.000%, 2/15/15	16,392,000	17,958,206
2.375%, 2/28/15	14,504,000	14,948,258
2.500%, 3/31/15	22,870,000	23,672,280
2.500%, 4/30/15	11,732,000	12,128,870
4.125%, 5/15/15	15,000,000	16,517,580
2.125%, 5/31/15	24,390,000	24,778,777
1.875%, 6/30/15	15,000,000	15,059,760
1.750%, 7/31/15	25,965,000	25,881,912
4.250%, 8/15/15	19,365,000	21,442,206
1.250%, 8/31/15	10,000,000	9,725,780
1.250%, 9/30/15	12,079,000	11,719,456
1.250%, 10/31/15	20,000,000	19,356,240
4.500%, 11/15/15	5,579,000	6,246,299
4.500%, 2/15/16	11,464,000	12,836,997
2.625%, 2/29/16	10,157,000	10,424,413
2.375%, 3/31/16	7,520,000	7,615,173
2.625%, 4/30/16	7,000,000	7,165,704
5.125%, 5/15/16	3,582,000	4,126,854
3.250%, 5/31/16	11,536,000	12,167,781
3.250%, 6/30/16	9,000,000	9,488,673
3.250%, 7/31/16	10,554,000	11,108,908
4.875%, 8/15/16	13,723,000	15,641,009
3.000%, 8/31/16	17,972,000	18,657,182
3.000%, 9/30/16	18,118,000	18,790,341
3.125%, 10/31/16	18,464,000	19,260,260
2.750%, 11/30/16	14,079,000	14,370,478
3.250%, 12/31/16	8,811,000	9,229,522
3.125%, 1/31/17	18,811,000	19,545,795
4.625%, 2/15/17	5,167,000	5,817,313
3.000%, 2/28/17	17,464,000	18,009,750
3.250%, 3/31/17	2,079,000	2,171,256
3.125%, 4/30/17	3,464,000	3,589,300
4.500%, 5/15/17	6,272,000	7,017,778
2.750%, 5/31/17	14,964,000	15,154,552
2.500%, 6/30/17	10,000,000	9,962,500
2.375%, 7/31/17	10,000,000	9,868,750
4.750%, 8/15/17	8,010,000	9,083,212
1.875%, 8/31/17	15,000,000	14,319,135
1.875%, 9/30/17	10,000,000	9,522,660
4.250%, 11/15/17	12,154,000	13,398,837
3.500%, 2/15/18	13,139,000	13,821,610
3.875%, 5/15/18	15,225,000	16,381,156
4.000%, 8/15/18	14,910,000	16,157,550
3.750%, 11/15/18	23,294,000	24,777,176
2.750%, 2/15/19	25,007,000	24,684,635
3.125%, 5/15/19	32,304,000	32,644,710
3.625%, 8/15/19	29,684,000	31,010,519
3.375%, 11/15/19	43,782,000	44,695,249
3.500%, 5/15/20	30,925,000	31,678,951
2.625%, 8/15/20	35,000,000	33,181,645
2.625%, 11/15/20	10,000,000	9,432,810

		2,352,464,512

Total Government Securities		5,360,158,907

Total Long-Term Debt Securities (99.1%) (Cost $6,932,589,236)		7,023,371,940

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CORE BOND INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2010

	Number of Shares	Value (Note 1)

PREFERRED STOCKS:
Financials (0.0%)
Thrifts & Mortgage Finance (0.0%)
Fannie Mae
8.250% (l)*	22,000	$12,320
Freddie Mac
8.375% (l)*	17,000	10,693

Total Preferred Stocks (0.0%) (Cost $18,166)		23,013

	Principal Amount	Value (Note 1)
SHORT-TERM INVESTMENT:
Time Deposit (2.0%)
JPMorgan Chase Nassau 0.000%, 1/3/11 (Cost $142,134,773)	$142,134,773	142,134,773

Total Investments (101.1%) (Cost $7,074,742,175)		7,165,529,726
Other Assets Less Liabilities (-1.1%)		(80,813,468)

Net Assets (100%)		$7,084,716,258

*	Non-income producing.
†	Securities (totaling $0 or 0.0% of net assets) at fair value by management.
§	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold to qualified institutional buyers. At December 31, 2010, the market value of these securities amounted to $17,068,260 or 0.2% of net assets. Securities denoted with “§” but without “b” have been determined to be liquid under the guidelines established by the Board of Trustees. To the extent any securities might provide a right to demand registration, such rights have not been relied upon when determining liquidity.
(b)	Illiquid security.
(h)	Security in default.
(l)	Floating Rate Security. Rate disclosed is as of December 31, 2010.

Glossary:

ABS	— Asset-Backed Security
CMO	— Collateralized Mortgage Obligation
TBA	— Security is subject to delayed delivery.

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2010:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with rules under the Investment Company Act of 1940. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Asset-Backed and Mortgage-Backed Securities
Asset-Backed Securities	$—	$19,617,841	$—	$19,617,841
Non-Agency CMO	—	196,426,996	—	196,426,996
Corporate Bonds
Consumer Discretionary	—	106,501,298	—	106,501,298
Consumer Staples	—	104,449,691	—	104,449,691
Energy	—	132,488,612	—	132,488,612
Financials	—	585,577,432	—	585,577,432
Health Care	—	86,758,565	—	86,758,565
Industrials	—	94,030,782	—	94,030,782
Information Technology	—	51,811,771	—	51,811,771
Materials	—	66,515,291	—	66,515,291
Telecommunication Services	—	94,375,966	—	94,375,966
Utilities	—	124,658,788	—	124,658,788

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CORE BOND INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2010

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Government Securities
Agency ABS	$—	$158,372,946	$—	$158,372,946
Foreign Governments	—	117,240,151	—	117,240,151
Municipal Bonds	—	47,131,402	—	47,131,402
Supranational	—	102,886,381	—	102,886,381
U.S. Government Agencies	—	2,582,063,515	—	2,582,063,515
U.S. Treasuries	—	2,352,464,512	—	2,352,464,512
Preferred Stocks
Financials	23,013	—	—	23,013
Short-Term Investments	—	142,134,773	—	142,134,773

Total Assets	$23,013	$7,165,506,713	$—	$7,165,529,726

Total Liabilities	$—	$—	$—	$—

Total	$23,013	$7,165,506,713	$—	$7,165,529,726

The Portfolio held no derivative contracts during the year ended December 31, 2010.

Investment security transactions for the year ended December 31, 2010 were as follows:

Cost of Purchases:
Stocks and long-term corporate debt securities	$3,240,548,078
Long-term U.S. Treasury securities	1,872,063,644

$5,112,611,722

Net Proceeds of Sales and Redemptions:
Stocks and long-term corporate debt securities	$3,799,942,801
Long-term U.S. Treasury securities	668,147,254

$4,468,090,055

As of December 31, 2010, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$166,214,742
Aggregate gross unrealized depreciation	(77,534,686)

Net unrealized appreciation	$88,680,056

Federal income tax cost of investments	$7,076,849,670

The Portfolio has a net capital loss carryforward of $369,181,073 of which $168,017,558 expires in the year 2016 and $201,163,515 expires in the year 2017. The Portfolio utilized net capital loss carryforward of $34,393,211 during 2010.

Included in the capital loss carryforward amounts are $102,548,990 of losses acquired from the EQ/Long Term Bond as a result of a tax free reorganization that occurred during the year 2009. Certain capital loss carryforwards may be subject to limitations on use pursuant to applicable U.S. Federal Income Tax Law. Therefore, it is possible not all of these capital losses will be available for use.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CORE BOND INDEX PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2010

ASSETS
Investments at value (Cost $7,074,742,175)	$7,165,529,726
Cash	49,903
Dividends, interest and other receivables	53,319,309
Receivable for securities sold	19,093,831
Receivable for forward commitments	16,260,000
Receivable from Separate Accounts for Trust shares sold	1,419,386
Other assets	13,020

Total assets	7,255,685,175

LIABILITIES
Payable for forward commitments	113,972,991
Payable for securities purchased	51,218,961
Payable to Separate Accounts for Trust shares redeemed	2,282,708
Investment management fees payable	2,135,910
Administrative fees payable	623,309
Distribution fees payable - Class IB	276,662
Trustees’ fees payable	1,189
Accrued expenses	457,187

Total liabilities	170,968,917

NET ASSETS	$7,084,716,258

Net assets were comprised of:
Paid in capital	$7,367,071,347
Accumulated undistributed net investment income (loss)	419,805
Accumulated undistributed net realized gain (loss) on investments, securities sold short and foreign currency transactions	(373,562,445)
Unrealized appreciation (depreciation) on investments and foreign currency translations	90,787,551

Net assets	$7,084,716,258

Class IA
Net asset value, offering and redemption price per share, $5,775,847,510 / 595,013,229 shares outstanding (unlimited amount authorized: $0.01 par value)	$9.71

Class IB
Net asset value, offering and redemption price per share, $1,308,868,748 / 134,610,965 shares outstanding (unlimited amount authorized: $0.01 par value)	$9.72

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2010

INVESTMENT INCOME
Interest	$182,581,134
Securities lending (net)	16,693

Total income	182,597,827

EXPENSES
Investment management fees	19,177,525
Administrative fees	5,641,288
Distribution fees - Class IB	3,218,050
Printing and mailing expenses	569,673
Custodian fees	125,500
Professional fees	124,450
Trustees’ fees	115,756
Miscellaneous	222,279

Total expenses	29,194,521

NET INVESTMENT INCOME (LOSS)	153,403,306

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Securities	55,587,907
Foreign currency transactions	(33,091)
Securities sold short	(2,298,623)

Net realized gain (loss)	53,256,193

Change in unrealized appreciation (depreciation) on:
Securities	34,142,892
Foreign currency translations	31

Net change in unrealized appreciation (depreciation)	34,142,923

NET REALIZED AND UNREALIZED GAIN (LOSS)	87,399,116

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$240,802,422

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CORE BOND INDEX PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2010	2009
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$153,403,306	$96,158,408
Net realized gain (loss) on investments, securities sold short, futures and foreign currency transactions	53,256,193	(160,362,021)
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	34,142,923	215,693,555

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	240,802,422	151,489,942

DIVIDENDS:
Dividends from net investment income
Class IA	(143,559,616)	(76,380,742)
Class IB	(28,692,106)	(28,550,998)

TOTAL DIVIDENDS	(172,251,722)	(104,931,740)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 152,165,655 and 299,975,841 shares, respectively ]	1,483,859,402	2,764,726,845
Capital shares sold in-kind (Note 8) [ 214,359,688 and 0 shares, respectively ]	2,175,724,210	—
Capital shares issued in connection with merger (Note 8) [ 0 and 11,904,635 shares, respectively ]	—	114,580,481
Capital shares issued in reinvestment of dividends [ 14,937,949 and 8,041,844 shares, respectively ]	143,559,616	76,380,742
Capital shares repurchased [ (103,427,192) and (13,930,416) shares, respectively ]	(1,028,423,294)	(131,945,776)

Total Class IA transactions	2,774,719,934	2,823,742,292

Class IB
Capital shares sold [ 29,173,939 and 18,183,890 shares, respectively ]	285,562,520	170,902,200
Capital shares issued in connection with merger (Note 8) [ 0 and 19,786,812 shares, respectively ]	—	190,391,243
Capital shares issued in reinvestment of dividends [ 2,979,715 and 3,001,109 shares, respectively ]	28,692,106	28,550,998
Capital shares repurchased [ (27,598,069) and (28,727,205) shares, respectively ]	(270,552,106)	(269,365,176)

Total Class IB transactions	43,702,520	120,479,265

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	2,818,422,454	2,944,221,557

TOTAL INCREASE (DECREASE) IN NET ASSETS	2,886,973,154	2,990,779,759
NET ASSETS:
Beginning of year	4,197,743,104	1,206,963,345

End of year (a)	$7,084,716,258	$4,197,743,104

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$419,805	$1,718,321

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CORE BOND INDEX PORTFOLIO (ff)

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IA	2010	2009	2008	2007	2006
Net asset value, beginning of year	$9.39	$9.36	$10.80	$10.96	$11.00

Income (loss) from investment operations:
Net investment income (loss)	0.28 (e)	0.30 (e)	0.45 (e)	0.56 (e)	0.55 (e)
Net realized and unrealized gain (loss) on investments, securities sold short, futures and foreign currency transactions	0.28	(0.02)†	(1.39)	(0.20)	(0.08)

Total from investment operations	0.56	0.28	(0.94)	0.36	0.47

Less distributions:
Dividends from net investment income	(0.24)	(0.25)	(0.50)	(0.52)	(0.51)

Net asset value, end of year	$9.71	$9.39	$9.36	$10.80	$10.96

Total return	6.03%	2.96%	(8.70)%	3.35%	4.28%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$5,775,848	$2,975,095	$102,806	$633,814	$105,248
Ratio of expenses to average net assets	0.47%	0.49%	0.57%	0.56%	0.56%
Ratio of net investment income (loss) to average net assets	2.85%	3.15%	4.24%	5.02%	4.87%
Portfolio turnover rate	83%	189%	462%	513%	543%

	Year Ended December 31,
Class IB	2010	2009		2008		2007	2006
Net asset value, beginning of year	$9.40	$9.37		$10.81		$10.97	$11.01

Income (loss) from investment operations:
Net investment income (loss)	0.26 (e)	0.27	(e)	0.42	(e)	0.53 (e)	0.50	(e)
Net realized and unrealized gain (loss) on investments, securities sold short, futures and foreign currency transactions	0.28	(0.01	)†	(1.39)		(0.20)	(0.06)

Total from investment operations	0.54	0.26		(0.97)		0.33	0.44

Less distributions:
Dividends from net investment income	(0.22)	(0.23)		(0.47)		(0.49)	(0.48)

Net asset value, end of year	$9.72	$9.40		$9.37		$10.81	$10.97

Total return	5.76%	2.70%		(8.93)%		3.08%	4.01%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$1,308,869	$1,222,648		$1,104,157		$1,529,392	$1,491,463
Ratio of expenses to average net assets	0.72%	0.74	%(c)	0.82	%(c)	0.81%	0.81	%(c)
Ratio of net investment income (loss) to average net assets	2.64%	2.91%		4.05%		4.78%	4.50%
Portfolio turnover rate	83%	189%		462%		513%	543%
†	The amount shown for a share outstanding throughout the period does not accord with the aggregate net income and/or gain on investments for that period because of the timing of sales and repurchases of the Portfolio shares in relation to fluctuating market value of the investments in the Portfolio.
(c)	Reflects overall fund ratios for non-class specific expense.
(e)	Net investment income per share is based on average shares outstanding.
(ff)	On September 25, 2009, this Portfolio received, through a substitution transaction, the assets and liabilities of the EQ/Bond Index Portfolio and EQ/Long Term Bond Portfolio that followed the same objectives as this Portfolio. Information prior to the year ended December 31, 2009 represents the results of operations of the EQ/Core Bond Index Portfolio.

See Notes to Financial Statements.

EQ/DAVIS NEW YORK VENTURE PORTFOLIO (Unaudited)

PORTFOLIO ADVISER

➢	Davis Selected Advisers, L.P.

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/10
	1 Year	Since Incept.*
Portfolio – Class IA Shares	11.96%	0.53%
Portfolio – Class IB Shares	11.68	0.27
S&P 500 Index	15.06	1.32
* Date of inception 8/31/06 Returns for periods greater than one year are annualized

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IA shares returned 11.96% for the year ended December 31, 2010. The Portfolio’s benchmark, the S&P 500 Index, returned 15.06% over the same period.

Portfolio Highlights

What helped performance during the year:

•	The Financials sector was the leading contributor to the Portfolio’s relative performance.

•	On an individual basis, Berkshire Hathaway and Wells Fargo were among the leading contributors to performance.

•	The Consumer Staples sector was the second leading contributor to performance with an overweight position relative to the benchmark.

•	On an individual basis, Costco and Coca-Cola were among the leading contributors to performance.

•	In the Energy sector, Occidental Petroleum and Canadian Natural Resources also contributed to performance.

What hurt performance during the year:

•

An overweight position relative to the benchmark in the Energy sector was detrimental to the Portfolio’s performance. The Portfolio’s Energy sector companies under-performed the corresponding sector within the benchmark.

•	On an individual basis, EOG Resources, Transocean, and China Coal Energy were among the detractors from performance.

•	An underweight position relative to the benchmark in the Industrial sector held back performance. The Portfolio’s Industrials companies under-performed the corresponding sector within the benchmark.

•

Five companies, Hewlett Packard, H&R Block, Vulcan Materials, Microsoft, and Visa, were important detractors from the Portfolio’s performance. All five companies turned in negative returns for the year despite generally positive returns in the overall market.

Portfolio Positioning and Outlook

The manager maintains a long-term focus and seeks to not overreact to past short-term performance from individual holdings on either the upside or the downside. The Portfolio’s investment strategy is to perform extensive research in order to buy durable companies at a discount to their intrinsic values and to hold them for the long term. We focus deliberately on the future, considering each company’s long-term business fundamentals.

Sector Weightings as of 12/31/10	% of Net Assets
Financials	26.5%
Consumer Staples	16.3
Energy	15.1
Health Care	13.3
Materials	8.2
Information Technology	6.0
Consumer Discretionary	5.5
Industrials	4.9
Telecommunication Services	0.4
Cash and Other	3.8

100.0%

EQ/DAVIS NEW YORK VENTURE PORTFOLIO (Unaudited)

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2010 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/10	Ending Account Value 12/31/10	Expenses Paid During Period* 7/1/10 - 12/31/10
Class IA
Actual	$1,000.00	$1,204.70	$5.45
Hypothetical (5% average return before expenses)	1,000.00	1,020.27	4.99
Class IB
Actual	1,000.00	1,203.10	6.83
Hypothetical (5% average return before expenses)	1,000.00	1,019.00	6.26

*   Expenses are equal to the Portfolio’s Class IA and Class IB shares annualized expense ratios of 0.98% and 1.23%, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

EQ ADVISORS TRUST

EQ/DAVIS NEW YORK VENTURE PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2010

	Number of Shares	Value (Note 1)

COMMON STOCKS:
Consumer Discretionary (5.5%)
Automobiles (1.0%)
Harley-Davidson, Inc.	129,220	$4,480,057

Household Durables (0.2%)
Hunter Douglas N.V.	13,143	694,968

Internet & Catalog Retail (0.3%)
Liberty Media Corp.—Interactive*	76,590	1,207,824

Media (1.0%)
Grupo Televisa S.A. (ADR)*	82,600	2,141,818
Liberty Media Corp.—Starz*	6,439	428,065
News Corp., Class A	119,479	1,739,614

		4,309,497

Specialty Retail (3.0%)
Bed Bath & Beyond, Inc.*	161,920	7,958,368
CarMax, Inc.*	157,760	5,029,389

		12,987,757

Total Consumer Discretionary		23,680,103

Consumer Staples (16.3%)
Beverages (3.9%)
Coca-Cola Co.	127,600	8,392,252
Diageo plc (ADR)	56,825	4,223,802
Heineken Holding N.V.	97,567	4,240,570

		16,856,624

Food & Staples Retailing (7.7%)
Costco Wholesale Corp.	254,390	18,369,502
CVS Caremark Corp.	430,670	14,974,396

		33,343,898

Food Products (1.8%)
Hershey Co.	21,880	1,031,642
Kraft Foods, Inc., Class A	39,800	1,254,098
Mead Johnson Nutrition Co.	19,310	1,202,047
Nestle S.A. (Registered)	39,200	2,295,401
Unilever N.V. (N.Y. Shares) (ADR)	65,700	2,062,980

		7,846,168

Household Products (1.7%)
Procter & Gamble Co.	116,830	7,515,674

Personal Products (0.2%)
Natura Cosmeticos S.A.	23,000	660,765

Tobacco (1.0%)
Philip Morris International, Inc.	74,390	4,354,047

Total Consumer Staples		70,577,176

Energy (15.1%)
Energy Equipment & Services (0.9%)
Schlumberger Ltd.	11,100	926,850
Transocean Ltd.*	39,894	2,773,032

		3,699,882

Oil, Gas & Consumable Fuels (14.2%)
Canadian Natural Resources Ltd.	275,290	12,228,382

	Number of Shares	Value (Note 1)

China Coal Energy Co., Ltd., Class H	1,883,600	$2,941,913
Devon Energy Corp.	179,560	14,097,256
EOG Resources, Inc.	143,370	13,105,452
Occidental Petroleum Corp.	167,190	16,401,339
OGX Petroleo e Gas Participacoes S.A.*	210,000	2,530,120

		61,304,462

Total Energy		65,004,344

Financials (26.5%)
Capital Markets (6.7%)
Ameriprise Financial, Inc.	69,950	4,025,622
Bank of New York Mellon Corp.	558,470	16,865,794
Charles Schwab Corp.	14,000	239,540
GAM Holding Ltd.*	66,100	1,092,241
Goldman Sachs Group, Inc.	14,160	2,381,146
Julius Baer Group Ltd.	90,300	4,230,096

		28,834,439

Commercial Banks (4.3%)
Wells Fargo & Co.	600,127	18,597,936

Consumer Finance (4.1%)
American Express Co.	415,305	17,824,890

Diversified Financial Services (0.9%)
Bank of America Corp.	29,164	389,048
JPMorgan Chase & Co.	14,200	602,364
Moody’s Corp.	110,878	2,942,702

		3,934,114

Insurance (9.3%)
Aon Corp.	9,080	417,771
Berkshire Hathaway, Inc., Class B*	131,800	10,558,498
Everest Reinsurance Group Ltd.	7,475	634,029
Fairfax Financial Holdings Ltd.	5,650	2,317,439
Loews Corp.	307,321	11,957,860
Markel Corp.*	1,062	401,574
Progressive Corp.	490,939	9,754,958
Transatlantic Holdings, Inc.	80,593	4,160,211

		40,202,340

Real Estate Management & Development (1.2%)
Brookfield Asset Management, Inc., Class A	56,716	1,888,076
Hang Lung Group Ltd.	502,000	3,300,252

		5,188,328

Total Financials		114,582,047

Health Care (13.3%)
Health Care Equipment & Supplies (1.7%)
Baxter International, Inc.	72,300	3,659,826
Becton, Dickinson and Co.	45,400	3,837,208

		7,497,034

Health Care Providers & Services (2.0%)
Express Scripts, Inc.*	160,360	8,667,458

Life Sciences Tools & Services (1.1%)
Agilent Technologies, Inc.*	110,462	4,576,441

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/DAVIS NEW YORK VENTURE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2010

	Number of Shares	Value (Note 1)

Pharmaceuticals (8.5%)
Johnson & Johnson	161,940	$10,015,989
Merck & Co., Inc.	343,738	12,388,317
Pfizer, Inc.	447,900	7,842,729
Roche Holding AG	45,300	6,637,540

		36,884,575

Total Health Care		57,625,508

Industrials (4.9%)
Aerospace & Defense (0.6%)
Lockheed Martin Corp.	38,650	2,702,022

Commercial Services & Supplies (1.4%)
Iron Mountain, Inc.	239,136	5,980,791

Industrial Conglomerates (0.8%)
Tyco International Ltd.	82,067	3,400,856

Marine (0.9%)
China Shipping Development Co., Ltd., Class H	879,000	1,171,578
Kuehne + Nagel International AG (Registered)	19,551	2,718,321

		3,889,899

Transportation Infrastructure (1.2%)
China Merchants Holdings International Co., Ltd.	1,142,936	4,514,221
LLX Logistica S.A.*	83,900	239,064
PortX Operacoes Portuarias S.A.*	96,700	216,119

		4,969,404

Total Industrials		20,942,972

Information Technology (6.0%)
Computers & Peripherals (0.9%)
Hewlett-Packard Co.	86,840	3,655,964

Internet Software & Services (1.0%)
Google, Inc., Class A*	7,075	4,202,338

IT Services (0.2%)
Visa, Inc., Class A	14,920	1,050,070

Semiconductors & Semiconductor Equipment (2.1%)
Texas Instruments, Inc.	279,500	9,083,750

Software (1.8%)
Activision Blizzard, Inc.	181,900	2,262,836
Microsoft Corp.	203,861	5,691,799

		7,954,635

Total Information Technology		25,946,757

Materials (7.7%)
Chemicals (2.7%)
Air Products & Chemicals, Inc.	10,560	960,432
Monsanto Co.	86,080	5,994,611
Potash Corp. of Saskatchewan, Inc.	18,863	2,920,559
Praxair, Inc.	16,600	1,584,802

		11,460,404

	Number of Shares	Value (Note 1)

Construction Materials (0.6%)
Martin Marietta Materials, Inc.	14,520	$1,339,325
Vulcan Materials Co.	27,345	1,213,024

		2,552,349

Containers & Packaging (2.0%)
Sealed Air Corp.	337,322	8,584,845

Metals & Mining (1.0%)
BHP Billiton plc	51,550	2,050,279
Rio Tinto plc	33,138	2,317,971

		4,368,250

Paper & Forest Products (1.4%)
Sino-Forest Corp.*	259,090	6,068,798
Sino-Forest Corp. (ADR)*§	6,800	159,280

		6,228,078

Total Materials		33,193,926

Telecommunication Services (0.4%)
Wireless Telecommunication Services (0.4%)
America Movil S.A.B. de C.V. (ADR)	30,900	1,771,806

Total Telecommunication Services		1,771,806

Total Common Stocks (95.7%) (Cost $335,904,114)		413,324,639

	Principal Amount	Value (Note 1)
LONG-TERM DEBT SECURITIES:
Convertible Bond (0.5%)
Materials (0.5%)
Paper & Forest Products (0.5%)
Sino-Forest Corp. 5.000%, 8/1/13§(b)	$1,664,000	2,231,840

Total Materials		2,231,840

Total Convertible Bonds		2,231,840

Total Long-Term Debt Securities (0.5%) (Cost $1,664,000)		2,231,840

SHORT-TERM INVESTMENT:
Commercial Paper (3.9%)
Intesa Funding LLC 0.20%, 1/3/11 (p) (Cost $16,681,814)	16,682,000	16,681,722

Total Investments (100.1%) (Cost $354,249,928)		432,238,201
Other Assets Less Liabilities (-0.1%)		(362,179)

Net Assets (100%)		$431,876,022

*	Non-income producing.
§

Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold to qualified institutional buyers. At December 31, 2010, the market value of these securities amounted to $2,391,120 or 0.6% of net assets. Securities denoted with “§” but without “b”

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/DAVIS NEW YORK VENTURE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2010

have been determined to be liquid under the guidelines established by the Board of Trustees. To the extent any securities might provide a right to demand registration, such rights have not been relied upon when determining liquidity.

(b)	Illiquid security.
(p)	Yield to maturity.

Glossary:

ADR	— American Depositary Receipt

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2010:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with rules under the Investment Company Act of 1940. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Common Stocks
Consumer Discretionary	$22,985,135	$694,968	$—	$23,680,103
Consumer Staples	64,041,205	6,535,971	—	70,577,176
Energy	62,062,431	2,941,913	—	65,004,344
Financials	105,959,458	8,622,589	—	114,582,047
Health Care	50,987,968	6,637,540	—	57,625,508
Industrials	12,538,852	8,404,120	—	20,942,972
Information Technology	25,946,757	—	—	25,946,757
Materials	28,825,676	4,368,250	—	33,193,926
Telecommunication Services	1,771,806	—	—	1,771,806
Convertible Bonds
Materials	—	2,231,840	—	2,231,840
Short-Term Investments	—	16,681,722	—	16,681,722

Total Assets	$375,119,288	$57,118,913	$—	$432,238,201

Total Liabilities	$—	$—	$—	$—

Total	$375,119,288	$57,118,913	$—	$432,238,201

The Portfolio held no derivatives contracts during the year ended December 31, 2010.

Investment security transactions for the year ended December 31, 2010 were as follows:

Cost of Purchases:
Stocks and long-term corporate debt securities	$62,889,930
Net Proceeds of Sales and Redemptions:
Stocks and long-term corporate debt securities	$72,868,326

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/DAVIS NEW YORK VENTURE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2010

As of December 31, 2010, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$67,617,713
Aggregate gross unrealized depreciation	(5,107,789)

Net unrealized appreciation	$62,509,924

Federal income tax cost of investments	$369,728,277

For the year ended December 31, 2010, the Portfolio incurred approximately $3,409 as brokerage commissions with Sanford C. Bernstein & Co., Inc., an affiliated broker/dealer.

The Portfolio has a net capital loss carryforward of $573,868,720 of which $40,444,952 expires in the year 2016 and $533,423,768 expires in the year 2017. The Portfolio utilized net capital loss carryforward of $1,158,927 during 2010.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/DAVIS NEW YORK VENTURE PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2010

ASSETS
Investments at value (Cost $354,249,928)	$432,238,201
Dividends, interest and other receivables	412,981
Receivable from Separate Accounts for Trust shares sold	60,946
Receivable for securities sold	18,439

Total assets	432,730,567

LIABILITIES
Overdraft payable	29,796
Investment management fees payable	307,154
Payable to Separate Accounts for Trust shares redeemed	148,811
Payable for securities purchased	120,212
Distribution fees payable - Class IB	82,078
Administrative fees payable	39,422
Trustees’ fees payable	254
Accrued expenses	126,818

Total liabilities	854,545

NET ASSETS	$431,876,022

Net assets were comprised of:
Paid in capital	$943,411,170
Accumulated undistributed net investment income (loss)	(1,157,508)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions	(588,370,456)
Unrealized appreciation (depreciation) on investments and foreign currency translations	77,992,816

Net assets	$431,876,022

Class IA
Net asset value, offering and redemption price per share, $39,868,614 / 4,096,603 shares outstanding (unlimited amount authorized: $0.01 par value)	$9.73

Class IB
Net asset value, offering and redemption price per share, $392,007,408 / 40,273,876 shares outstanding (unlimited amount authorized: $0.01 par value)	$9.73

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2010

INVESTMENT INCOME
Dividends (net of $83,663 foreign withholding tax)	$6,118,946
Interest	965,713

Total income	7,084,659

EXPENSES
Investment management fees	3,397,864
Distribution fees - Class IB	915,035
Administrative fees	439,433
Printing and mailing expenses	37,921
Professional fees	30,001
Custodian fees	16,999
Trustees’ fees	9,224
Miscellaneous	23,401

Gross expenses	4,869,878
Less: Fees paid indirectly	(13,141)

Net expenses	4,856,737

NET INVESTMENT INCOME (LOSS)	2,227,922

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Securities	8,579,005
Foreign currency transactions	(46,984)

Net realized gain (loss)	8,532,021

Change in unrealized appreciation (depreciation) on:
Securities	34,547,881
Foreign currency translations	2,315

Net change in unrealized appreciation (depreciation)	34,550,196

NET REALIZED AND UNREALIZED GAIN (LOSS)	43,082,217

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$45,310,139

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/DAVIS NEW YORK VENTURE PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2010	2009
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$2,227,922	$5,833,327
Net realized gain (loss) on investments and foreign currency transactions	8,532,021	(528,702,879)
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	34,550,196	496,017,587

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	45,310,139	(26,851,965)

DIVIDENDS:
Dividends from net investment income
Class IA	(392,723)	(508,164)
Class IB	(2,935,204)	(5,200,928)

TOTAL DIVIDENDS	(3,327,927)	(5,709,092)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 1,292,591 and 5,801,154 shares, respectively ]	11,476,996	38,109,006
Capital shares issued in reinvestment of dividends [ 41,398 and 59,479 shares, respectively ]	392,723	508,164
Capital shares repurchased [ (715,181) and (105,385,987) shares, respectively ]	(6,346,362)	(582,329,141)

Total Class IA transactions	5,523,357	(543,711,971)

Class IB
Capital shares sold [ 5,367,216 and 10,210,823 shares, respectively ]	47,655,496	72,498,582
Capital shares issued in reinvestment of dividends [ 311,067 and 608,611 shares, respectively ]	2,935,204	5,200,928
Capital shares repurchased [ (7,258,714) and (7,556,728) shares, respectively ]	(64,177,522)	(54,221,996)

Total Class IB transactions	(13,586,822)	23,477,514

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(8,063,465)	(520,234,457)

TOTAL INCREASE (DECREASE) IN NET ASSETS	33,918,747	(552,795,514)
NET ASSETS:
Beginning of year	397,957,275	950,752,789

End of year (a)	$431,876,022	$397,957,275

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$(1,157,508)	$(11,489)

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/DAVIS NEW YORK VENTURE PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IA	2010	2009	2008	2007	August 31, 2006* to December 31, 2006
Net asset value, beginning of period	$8.78	$6.71	$11.13	$10.80	$10.00

Income (loss) from investment operations:
Net investment income (loss)	0.07 (e)	0.09 (e)	0.09 (e)	0.12 (e)	0.07	(e)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	0.98	2.13 †	(4.44)	0.32	0.76

Total from investment operations	1.05	2.22	(4.35)	0.44	0.83

Less distributions:
Dividends from net investment income	(0.10)	(0.15)	(0.07)	(0.08)	(0.03)
Distributions from net realized gains	—	—	—	(0.03)	—	#

Total dividends and distributions	(0.10)	(0.15)	(0.07)	(0.11)	(0.03)

Net asset value, end of period	$9.73	$8.78	$6.71	$11.13	$10.80

Total return (b)	11.96%	33.13%	(39.11)%	4.09%	8.30%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$39,869	$30,527	$691,615	$250,993	$2,681
Ratio of expenses to average net assets:
After waivers (a)	0.99%	1.02%	1.00%	1.03%	1.05%
After waivers and fees paid indirectly (a)	0.99%	1.00%	0.97%	1.00%	1.02%
Before waivers and fees paid indirectly (a)	0.99%	1.02%	1.00%	1.03%	1.59	%(c)
Ratio of net investment income to average net assets:
After waivers (a)	0.79%	1.36%	1.00%	1.05%	1.83%
After waivers and fees paid indirectly (a)	0.79%	1.38%	1.03%	1.08%	1.86%
Before waivers and fees paid indirectly (a)	0.79%	1.36%	1.00%	1.05%	0.28%
Portfolio turnover rate	17%	27%	19%	9%	0	%‡

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/DAVIS NEW YORK VENTURE PORTFOLIO

FINANCIAL HIGHLIGHTS (Continued)

	Year Ended December 31,
Class IB	2010	2009		2008		2007		August 31, 2006* to December 31, 2006
Net asset value, beginning of period	$8.78	$6.71		$11.13		$10.80		$10.00

Income (loss) from investment operations:
Net investment income (loss)	0.05 (e)	0.10	(e)	0.07	(e)	0.10	(e)	0.04	(e)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	0.97	2.10	†	(4.44)		0.31		0.78

Total from investment operations	1.02	2.20		(4.37)		0.41		0.82

Less distributions:
Dividends from net investment income	(0.07)	(0.13)		(0.05)		(0.05)		(0.02)
Distributions from net realized gains	—	—		—		(0.03)		—	#

Total dividends and distributions	(0.07)	(0.13)		(0.05)		(0.08)		(0.02)

Net asset value, end of period	$9.73	$8.78		$6.71		$11.13		$10.80

Total return (b)	11.68%	32.79%		(39.27)%		3.81%		8.21%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$392,007	$367,431		$259,138		$289,159		$64,531
Ratio of expenses to average net assets:
After waivers (a)	1.24%	1.27	%(c)	1.25	%(c)	1.28	%(c)	1.30%
After waivers and fees paid indirectly (a)	1.24%	1.19%		1.22%		1.25	%(c)	1.27%
Before waivers and fees paid indirectly (a)	1.24%	1.27	%(c)	1.25	%(c)	1.28%		1.84	%(c)
Ratio of net investment income to average net assets:
After waivers (a)	0.53%	1.31%		0.72%		0.86%		0.96%
After waivers and fees paid indirectly (a)	0.53%	1.40%		0.75%		0.89%		1.00%
Before waivers and fees paid indirectly (a)	0.53%	1.31%		0.72%		0.86%		0.49%
Portfolio turnover rate	17%	27%		19%		9%		0	%‡
*	Commencement of Operations.
†	The amount shown for a share outstanding throughout the period does not accord with the aggregate net income and/or gain on investments for that period because of the timing of sales and repurchases of the Portfolio shares in relation to fluctuating market value of the investments in the Portfolio.
#	Per share amount is less than $0.01.
‡	Amount is less than 1%.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(c)	Reflects overall fund ratios for non-class specific expense.
(e)	Net investment income per share is based on average shares outstanding.

See Notes to Financial Statements.

EQ/EQUITY 500 INDEX PORTFOLIO (Unaudited)

PORTFOLIO ADVISER

➢	AllianceBernstein L.P.

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/10
	1 Year	5 Years	10 Years	Since Incept.**
Portfolio – Class IA Shares	14.66%	1.99%	1.15%	7.72%
Portfolio – Class IB Shares*	14.39	1.73	0.89	7.45
S&P 500 Index	15.06	2.29	1.41	8.12

*   Date of inception 5/1/97. Returns shown for Class IB shares prior to this period are derived from the historical performance of Class IA shares adjusted to reflect the 12b-1 fees, applicable to Class IB shares; Class IA shares are not subject to any 12b-1 fees.

** Date of inception 3/1/94

    Returns for periods greater than one year are annualized

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IA shares returned 14.66% for the year ended December 31, 2010. The Portfolio’s benchmark, the S&P 500 Index, returned 15.06% over the same period.

Portfolio Highlights

What helped performance during the year:

•	The sectors that contributed most to relative performance for the year were Consumer Discretionary, Industrials, Energy, Financials and Information Technology.

•	The top five stocks that provided the most positive impact to performance during the year were Apple Computer, General Electric, Exxon Mobil, Chevron and Citicorp.

What hurt performance during the year:

•	The sectors that had the least impact to performance during the year were Utilities, Health Care, Telecommunications Services, Materials and Consumer Staples.

•	The five stocks that had the most negative impact on performance during the year were Hewlett Packard, Cisco Systems, Bank of America, Microsoft and Visa.

Portfolio Positioning and Outlook

The Portfolio will continue to attempt to meet its performance objective by approximating the investment return of the underlying benchmark, the S&P 500 Index.

Sector Weightings as of 12/31/10	% of Net Assets
Information Technology	18.6%
Financials	16.0
Energy	12.0
Industrials	10.9
Health Care	10.8
Consumer Discretionary	10.6
Consumer Staples	10.6
Materials	3.7
Utilities	3.3
Telecommunication Services	3.1
Cash and Other	0.4

100.0%

EQ/EQUITY 500 INDEX PORTFOLIO (Unaudited)

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2010 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/10	Ending Account Value 12/31/10	Expenses Paid During Period* 7/1/10- 12/31/10
Class IA
Actual	$1,000.00	$1,230.20	$2.08
Hypothetical (5% average return before expenses)	1,000.00	1,023.34	1.89
Class IB
Actual	1,000.00	1,228.40	3.48
Hypothetical (5% average return before expenses)	1,000.00	1,022.08	3.16

*   Expenses are equal to the Portfolio’s Class IA and Class IB shares annualized expense ratios of 0.37% and 0.62%, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

EQ ADVISORS TRUST

EQ/EQUITY 500 INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2010

	Number of Shares	Value (Note 1)

COMMON STOCKS:
Consumer Discretionary (10.6%)
Auto Components (0.3%)
Goodyear Tire & Rubber Co.*	63,250	$749,513
Johnson Controls, Inc.	175,600	6,707,920

		7,457,433

Automobiles (0.6%)
Ford Motor Co.*	975,848	16,384,488
Harley-Davidson, Inc.	61,350	2,127,004

		18,511,492

Distributors (0.1%)
Genuine Parts Co.	41,000	2,104,940

Diversified Consumer Services (0.1%)
Apollo Group, Inc., Class A*	33,050	1,305,145
DeVry, Inc.	16,280	781,114
H&R Block, Inc.	80,350	956,968

		3,043,227

Hotels, Restaurants & Leisure (1.7%)
Carnival Corp.	112,200	5,173,542
Darden Restaurants, Inc.	36,050	1,674,162
International Game Technology	77,600	1,372,744
Marriott International, Inc., Class A	74,927	3,112,468
McDonald’s Corp.	275,200	21,124,352
Starbucks Corp.	193,000	6,201,090
Starwood Hotels & Resorts Worldwide, Inc.	49,700	3,020,766
Wyndham Worldwide Corp.	45,545	1,364,528
Wynn Resorts Ltd.	19,679	2,043,467
Yum! Brands, Inc.	122,080	5,988,024

		51,075,143

Household Durables (0.4%)
D.R. Horton, Inc.	73,050	871,486
Fortune Brands, Inc.	39,750	2,394,937
Harman International Industries, Inc.*	18,100	838,030
Leggett & Platt, Inc.	38,050	866,018
Lennar Corp., Class A	41,400	776,250
Newell Rubbermaid, Inc.	75,576	1,373,972
Pulte Group, Inc.*	87,607	658,805
Stanley Black & Decker, Inc.	43,196	2,888,517
Whirlpool Corp.	19,866	1,764,697

		12,432,712

Internet & Catalog Retail (0.8%)
Amazon.com, Inc.*	92,350	16,623,000
Expedia, Inc.	52,619	1,320,211
Netflix, Inc.*	11,300	1,985,410
priceline.com, Inc.*	12,806	5,116,637

		25,045,258

Leisure Equipment & Products (0.1%)
Hasbro, Inc.	35,508	1,675,267
Mattel, Inc.	93,450	2,376,434

		4,051,701

	Number of Shares	Value (Note 1)

Media (3.1%)
Cablevision Systems Corp. – New York Group, Class A	62,500	$2,115,000
CBS Corp., Class B	177,300	3,377,565
Comcast Corp., Class A	726,750	15,966,697
DIRECTV, Class A*	217,110	8,669,202
Discovery Communications, Inc., Class A*	74,016	3,086,467
Gannett Co., Inc.	62,150	937,844
Interpublic Group of Cos., Inc.*	127,226	1,351,140
McGraw-Hill Cos., Inc.	79,900	2,909,159
Meredith Corp.	9,450	327,443
News Corp., Class A	594,800	8,660,288
Omnicom Group, Inc.	78,500	3,595,300
Scripps Networks Interactive, Inc., Class A	23,461	1,214,107
Time Warner Cable, Inc.	92,697	6,120,783
Time Warner, Inc.	288,900	9,293,913
Viacom, Inc., Class B	157,400	6,234,614
Walt Disney Co.	493,200	18,499,932
Washington Post Co., Class B	1,450	637,275

		92,996,729

Multiline Retail (0.8%)
Big Lots, Inc.*	19,650	598,539
Family Dollar Stores, Inc.	32,750	1,628,002
J.C. Penney Co., Inc.	61,550	1,988,681
Kohl’s Corp.*	80,200	4,358,068
Macy’s, Inc.	110,272	2,789,882
Nordstrom, Inc.	43,800	1,856,244
Sears Holdings Corp.*	11,462	845,322
Target Corp.	184,400	11,087,972

		25,152,710

Specialty Retail (2.0%)
Abercrombie & Fitch Co., Class A	22,834	1,315,923
AutoNation, Inc.*	16,539	466,400
AutoZone, Inc.*	7,100	1,935,389
Bed Bath & Beyond, Inc.*	67,450	3,315,168
Best Buy Co., Inc.	85,975	2,948,083
CarMax, Inc.*	58,546	1,866,447
GameStop Corp., Class A*	39,413	901,769
Gap, Inc.	114,375	2,532,263
Home Depot, Inc.	426,808	14,963,888
Limited Brands, Inc.	68,807	2,114,439
Lowe’s Cos., Inc.	359,450	9,015,006
O’Reilly Automotive, Inc.*	36,414	2,200,134
RadioShack Corp.	29,550	546,380
Ross Stores, Inc.	31,400	1,986,050
Staples, Inc.	188,325	4,288,160
Tiffany & Co.	32,900	2,048,683
TJX Cos., Inc.	103,100	4,576,609
Urban Outfitters, Inc.*	33,508	1,199,921

		58,220,712

Textiles, Apparel & Luxury Goods (0.6%)
Coach, Inc.	77,250	4,272,697
NIKE, Inc., Class B	99,550	8,503,561
Polo Ralph Lauren Corp.	16,850	1,869,002
VF Corp.	22,600	1,947,668

		16,592,928

Total Consumer Discretionary		316,684,985

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/EQUITY 500 INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2010

	Number of Shares	Value (Note 1)

Consumer Staples (10.6%)
Beverages (2.5%)
Brown-Forman Corp., Class B	27,050	$1,883,221
Coca-Cola Co.	604,833	39,779,866
Coca-Cola Enterprises, Inc.	88,150	2,206,395
Constellation Brands, Inc., Class A*	46,350	1,026,653
Dr. Pepper Snapple Group, Inc.	59,125	2,078,835
Molson Coors Brewing Co., Class B	41,200	2,067,828
PepsiCo, Inc.	412,853	26,971,686

		76,014,484

Food & Staples Retailing (2.4%)
Costco Wholesale Corp.	112,650	8,134,456
CVS Caremark Corp.	353,945	12,306,668
Kroger Co.	166,100	3,713,996
Safeway, Inc.	97,050	2,182,654
SUPERVALU, Inc.	55,179	531,374
Sysco Corp.	152,400	4,480,560
Walgreen Co.	241,150	9,395,204
Wal-Mart Stores, Inc.	510,297	27,520,317
Whole Foods Market, Inc.*	38,250	1,935,068

		70,200,297

Food Products (1.7%)
Archer-Daniels-Midland Co.	166,416	5,005,793
Campbell Soup Co.	49,900	1,734,025
ConAgra Foods, Inc.	114,450	2,584,281
Dean Foods Co.*	47,360	418,662
General Mills, Inc.	166,800	5,936,412
H.J. Heinz Co.	83,500	4,129,910
Hershey Co.	40,300	1,900,145
Hormel Foods Corp.	18,029	924,167
J.M. Smucker Co.	31,147	2,044,801
Kellogg Co.	66,200	3,381,496
Kraft Foods, Inc., Class A	454,931	14,334,876
McCormick & Co., Inc. (Non-Voting)	34,600	1,609,938
Mead Johnson Nutrition Co.	53,300	3,317,925
Sara Lee Corp.	166,500	2,915,415
Tyson Foods, Inc., Class A	77,550	1,335,411

		51,573,257

Household Products (2.2%)
Clorox Co.	36,350	2,300,228
Colgate-Palmolive Co.	125,700	10,102,509
Kimberly-Clark Corp.	106,194	6,694,470
Procter & Gamble Co.	729,105	46,903,324

		66,000,531

Personal Products (0.2%)
Avon Products, Inc.	111,750	3,247,455
Estee Lauder Cos., Inc., Class A	29,600	2,388,720

		5,636,175

Tobacco (1.6%)
Altria Group, Inc.	543,800	13,388,356
Lorillard, Inc.	38,974	3,198,207
Philip Morris International, Inc.	472,600	27,661,278

	Number of Shares	Value (Note 1)

Reynolds American, Inc.	88,100	$2,873,822

		47,121,663

Total Consumer Staples		316,546,407

Energy (12.0%)
Energy Equipment & Services (2.2%)
Baker Hughes, Inc.	112,357	6,423,450
Cameron International Corp.*	63,224	3,207,354
Diamond Offshore Drilling, Inc.	18,147	1,213,490
FMC Technologies, Inc.*	31,180	2,772,214
Halliburton Co.	236,850	9,670,585
Helmerich & Payne, Inc.	27,619	1,338,969
Nabors Industries Ltd.*	74,300	1,743,078
National Oilwell Varco, Inc.	109,297	7,350,223
Rowan Cos., Inc.*	32,800	1,145,048
Schlumberger Ltd.	355,438	29,679,073

		64,543,484

Oil, Gas & Consumable Fuels (9.8%)
Anadarko Petroleum Corp.	129,094	9,831,799
Apache Corp.	99,530	11,866,962
Cabot Oil & Gas Corp.	27,084	1,025,129
Chesapeake Energy Corp.	170,300	4,412,473
Chevron Corp.	524,234	47,836,353
ConocoPhillips	382,684	26,060,780
Consol Energy, Inc.	58,800	2,865,912
Denbury Resources, Inc.*	104,052	1,986,353
Devon Energy Corp.	112,500	8,832,375
El Paso Corp.	183,396	2,523,529
EOG Resources, Inc.	66,200	6,051,342
EQT Corp.	38,867	1,742,796
Exxon Mobil Corp.#	1,313,435	96,038,367
Hess Corp.	78,150	5,981,601
Marathon Oil Corp.	184,914	6,847,365
Massey Energy Co.	26,606	1,427,412
Murphy Oil Corp.	50,100	3,734,955
Newfield Exploration Co.*	34,900	2,516,639
Noble Energy, Inc.	45,653	3,929,810
Occidental Petroleum Corp.	211,700	20,767,770
Peabody Energy Corp.	70,250	4,494,595
Pioneer Natural Resources Co.	30,229	2,624,482
QEP Resources, Inc.	45,739	1,660,783
Range Resources Corp.	41,669	1,874,272
Southwestern Energy Co.*	90,343	3,381,539
Spectra Energy Corp.	168,756	4,217,213
Sunoco, Inc.	31,400	1,265,734
Tesoro Corp.*	37,254	690,689
Valero Energy Corp.	147,435	3,408,697
Williams Cos., Inc.	152,300	3,764,856

		293,662,582

Total Energy		358,206,066

Financials (16.0%)
Capital Markets (2.5%)
Ameriprise Financial, Inc.	64,557	3,715,255
Bank of New York Mellon Corp.	323,019	9,755,174
Charles Schwab Corp.	258,305	4,419,598
E*TRADE Financial Corp.*	51,690	827,040

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/EQUITY 500 INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2010

	Number of Shares	Value (Note 1)

Federated Investors, Inc., Class B	23,851	$624,181
Franklin Resources, Inc.	37,917	4,216,750
Goldman Sachs Group, Inc.	133,192	22,397,567
Invesco Ltd.	120,351	2,895,645
Janus Capital Group, Inc.	47,832	620,381
Legg Mason, Inc.	39,863	1,445,831
Morgan Stanley	394,013	10,721,094
Northern Trust Corp.	63,100	3,496,371
State Street Corp.	130,720	6,057,565
T. Rowe Price Group, Inc.	66,786	4,310,368

		75,502,820

Commercial Banks (3.0%)
BB&T Corp.	180,650	4,749,289
Comerica, Inc.	45,950	1,940,928
Fifth Third Bancorp	207,317	3,043,414
First Horizon National Corp.*	62,796	739,739
Huntington Bancshares, Inc./Ohio	186,788	1,283,234
KeyCorp	229,250	2,028,862
M&T Bank Corp.	31,150	2,711,607
Marshall & Ilsley Corp.	137,450	951,154
PNC Financial Services Group, Inc.	136,979	8,317,365
Regions Financial Corp.	327,102	2,289,714
SunTrust Banks, Inc.	130,200	3,842,202
U.S. Bancorp	499,595	13,474,077
Wells Fargo & Co.	1,367,153	42,368,071
Zions Bancorp	46,300	1,121,849

		88,861,505

Consumer Finance (0.7%)
American Express Co.	272,810	11,709,005
Capital One Financial Corp.	119,006	5,064,895
Discover Financial Services	141,771	2,627,017
SLM Corp.*	126,392	1,591,275

		20,992,192

Diversified Financial Services (4.3%)
Bank of America Corp.	2,626,874	35,042,499
Citigroup, Inc.*	7,566,748	35,790,718
CME Group, Inc.	17,523	5,638,025
IntercontinentalExchange, Inc.*	19,047	2,269,450
JPMorgan Chase & Co.	1,018,241	43,193,783
Leucadia National Corp.	51,242	1,495,242
Moody’s Corp.	52,976	1,405,983
NASDAQ OMX Group, Inc.*	36,523	865,960
NYSE Euronext	67,921	2,036,272

		127,737,932

Insurance (3.9%)
ACE Ltd.	88,427	5,504,581
Aflac, Inc.	122,800	6,929,604
Allstate Corp.	140,176	4,468,811
American International Group, Inc.*	36,466	2,101,171
Aon Corp.	85,925	3,953,409
Assurant, Inc.	27,780	1,070,086
Berkshire Hathaway, Inc., Class B*	450,782	36,112,146
Chubb Corp.	79,400	4,735,416

	Number of Shares	Value (Note 1)

Cincinnati Financial Corp.	42,363	$1,342,483
Genworth Financial, Inc., Class A*	127,470	1,674,956
Hartford Financial Services Group, Inc.	115,700	3,064,893
Lincoln National Corp.	82,428	2,292,323
Loews Corp.	82,397	3,206,067
Marsh & McLennan Cos., Inc.	141,550	3,869,977
MetLife, Inc.	236,039	10,489,573
Principal Financial Group, Inc.	83,400	2,715,504
Progressive Corp.	172,750	3,432,542
Prudential Financial, Inc.	126,400	7,420,944
Torchmark Corp.	20,850	1,245,579
Travelers Cos., Inc.	119,574	6,661,468
Unum Group	82,570	1,999,845
XL Group plc	84,100	1,835,062

		116,126,440

Real Estate Investment Trusts (REITs) (1.5%)
Apartment Investment & Management Co. (REIT), Class A	30,463	787,164
AvalonBay Communities, Inc. (REIT)	22,244	2,503,562
Boston Properties, Inc. (REIT)	36,500	3,142,650
Equity Residential (REIT)	74,100	3,849,495
HCP, Inc. (REIT)	84,468	3,107,578
Health Care REIT, Inc. (REIT)	37,743	1,798,077
Host Hotels & Resorts, Inc. (REIT)	173,389	3,098,461
Kimco Realty Corp. (REIT)	105,670	1,906,287
Plum Creek Timber Co., Inc. (REIT)	42,050	1,574,773
ProLogis (REIT)	148,150	2,139,286
Public Storage (REIT)	36,400	3,691,688
Simon Property Group, Inc. (REIT)	76,305	7,591,584
Ventas, Inc. (REIT)	40,940	2,148,531
Vornado Realty Trust (REIT)	42,405	3,533,609
Weyerhaeuser Co. (REIT)	139,569	2,642,041

		43,514,786

Real Estate Management & Development (0.0%)
CB Richard Ellis Group, Inc., Class A*	75,650	1,549,312

Thrifts & Mortgage Finance (0.1%)
Hudson City Bancorp, Inc.	137,114	1,746,832
People’s United Financial, Inc.	96,093	1,346,263

		3,093,095

Total Financials		477,378,082

Health Care (10.8%)
Biotechnology (1.3%)
Amgen, Inc.*	246,054	13,508,365
Biogen Idec, Inc.*	62,089	4,163,067
Celgene Corp.*	122,600	7,250,564
Cephalon, Inc.*	19,593	1,209,280
Genzyme Corp.*	67,450	4,802,440
Gilead Sciences, Inc.*	211,400	7,661,136

		38,594,852

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/EQUITY 500 INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2010

	Number of Shares	Value (Note 1)

Health Care Equipment & Supplies (1.6%)
Baxter International, Inc.	151,800	$7,684,116
Becton, Dickinson and Co.	59,900	5,062,748
Boston Scientific Corp.*	395,856	2,996,630
C.R. Bard, Inc.	24,250	2,225,423
CareFusion Corp.*	57,987	1,490,266
DENTSPLY International, Inc.	37,030	1,265,315
Intuitive Surgical, Inc.*	10,263	2,645,288
Medtronic, Inc.	281,300	10,433,417
St. Jude Medical, Inc.*	89,322	3,818,515
Stryker Corp.	88,950	4,776,615
Varian Medical Systems, Inc.*	31,038	2,150,313
Zimmer Holdings, Inc.*	51,450	2,761,836

		47,310,482

Health Care Providers & Services (1.9%)
Aetna, Inc.	104,222	3,179,813
AmerisourceBergen Corp.	71,900	2,453,228
Cardinal Health, Inc.	90,875	3,481,421
CIGNA Corp.	70,550	2,586,363
Coventry Health Care, Inc.*	38,650	1,020,360
DaVita, Inc.*	25,294	1,757,680
Express Scripts, Inc.*	137,300	7,421,065
Humana, Inc.*	43,850	2,400,349
Laboratory Corp. of America Holdings*	26,500	2,329,880
McKesson Corp.	65,931	4,640,224
Medco Health Solutions, Inc.*	110,572	6,774,746
Patterson Cos., Inc.	25,200	771,876
Quest Diagnostics, Inc.	36,850	1,988,795
Tenet Healthcare Corp.*	126,400	845,616
UnitedHealth Group, Inc.	286,500	10,345,515
WellPoint, Inc.*	102,550	5,830,993

		57,827,924

Health Care Technology (0.0%)
Cerner Corp.*	18,623	1,764,343

Life Sciences Tools & Services (0.5%)
Agilent Technologies, Inc.*	90,223	3,737,939
Life Technologies Corp.*	48,606	2,697,633
PerkinElmer, Inc.	30,700	792,674
Thermo Fisher Scientific, Inc.*	103,500	5,729,760
Waters Corp.*	23,800	1,849,498

		14,807,504

Pharmaceuticals (5.5%)
Abbott Laboratories, Inc.	402,650	19,290,962
Allergan, Inc.	80,100	5,500,467
Bristol-Myers Squibb Co.	445,773	11,804,069
Eli Lilly and Co.	264,260	9,259,670
Forest Laboratories, Inc.*	74,400	2,379,312
Hospira, Inc.*	43,510	2,423,072
Johnson & Johnson	715,360	44,245,016
Merck & Co., Inc.	802,417	28,919,109
Mylan, Inc.*	113,350	2,395,085
Pfizer, Inc.	2,086,294	36,531,008
Watson Pharmaceuticals, Inc.*	32,650	1,686,372

		164,434,142

Total Health Care		324,739,247

	Number of Shares	Value (Note 1)

Industrials (10.9%)
Aerospace & Defense (2.6%)
Boeing Co.	191,074	$12,469,489
General Dynamics Corp.	98,400	6,982,464
Goodrich Corp.	32,650	2,875,486
Honeywell International, Inc.	203,212	10,802,750
ITT Corp.	47,800	2,490,858
L-3 Communications Holdings, Inc.	29,500	2,079,455
Lockheed Martin Corp.	76,908	5,376,638
Northrop Grumman Corp.	76,070	4,927,815
Precision Castparts Corp.	37,150	5,171,651
Raytheon Co.	94,950	4,399,983
Rockwell Collins, Inc.	40,850	2,379,921
United Technologies Corp.	240,500	18,932,160

		78,888,670

Air Freight & Logistics (1.1%)
C.H. Robinson Worldwide, Inc.	43,252	3,468,378
Expeditors International of Washington, Inc.	55,348	3,022,001
FedEx Corp.	82,010	7,627,750
United Parcel Service, Inc., Class B	257,650	18,700,237

		32,818,366

Airlines (0.1%)
Southwest Airlines Co.	194,518	2,524,844

Building Products (0.0%)
Masco Corp.	93,350	1,181,811

Commercial Services & Supplies (0.5%)
Avery Dennison Corp.	28,100	1,189,754
Cintas Corp.	32,850	918,486
Iron Mountain, Inc.	52,097	1,302,946
Pitney Bowes, Inc.	52,900	1,279,122
R.R. Donnelley & Sons Co.	53,700	938,139
Republic Services, Inc.	80,001	2,388,830
Stericycle, Inc.*	22,315	1,805,730
Waste Management, Inc.	123,956	4,570,257

		14,393,264

Construction & Engineering (0.2%)
Fluor Corp.	46,600	3,087,716
Jacobs Engineering Group, Inc.*	32,814	1,504,522
Quanta Services, Inc.*	56,100	1,117,512

		5,709,750

Electrical Equipment (0.5%)
Emerson Electric Co.	196,100	11,211,037
Rockwell Automation, Inc.	36,950	2,649,684
Roper Industries, Inc.	24,655	1,884,382

		15,745,103

Industrial Conglomerates (2.5%)
3M Co.	186,200	16,069,060
General Electric Co.	2,775,183	50,758,097
Textron, Inc.	71,600	1,692,624
Tyco International Ltd.	127,436	5,280,948

		73,800,729

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/EQUITY 500 INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2010

	Number of Shares	Value (Note 1)

Machinery (2.3%)
Caterpillar, Inc.	165,300	$15,481,998
Cummins, Inc.	51,600	5,676,516
Danaher Corp.	139,700	6,589,649
Deere & Co.	110,400	9,168,720
Dover Corp.	48,700	2,846,515
Eaton Corp.	43,850	4,451,214
Flowserve Corp.	14,597	1,740,254
Illinois Tool Works, Inc.	129,195	6,899,013
Ingersoll-Rand plc	84,415	3,975,102
PACCAR, Inc.	94,950	5,452,029
Pall Corp.	29,950	1,484,921
Parker Hannifin Corp.	42,000	3,624,600
Snap-On, Inc.	15,200	860,016

		68,250,547

Professional Services (0.1%)
Dun & Bradstreet Corp.	12,956	1,063,558
Equifax, Inc.	32,150	1,144,540
Robert Half International, Inc.	38,300	1,171,980

		3,380,078

Road & Rail (0.8%)
CSX Corp.	97,500	6,299,475
Norfolk Southern Corp.	94,650	5,945,913
Ryder System, Inc.	13,500	710,640
Union Pacific Corp.	128,500	11,906,810

		24,862,838

Trading Companies & Distributors (0.2%)
Fastenal Co.	38,383	2,299,526
W.W. Grainger, Inc.	15,100	2,085,461

		4,384,987

Total Industrials		325,940,987

Information Technology (18.6%)
Communications Equipment (2.2%)
Cisco Systems, Inc.*	1,443,650	29,205,040
F5 Networks, Inc.*	21,100	2,746,376
Harris Corp.	33,384	1,512,295
JDS Uniphase Corp.*	57,950	839,116
Juniper Networks, Inc.*	136,300	5,032,196
Motorola, Inc.*	611,902	5,549,951
QUALCOMM, Inc.	421,400	20,855,086
Tellabs, Inc.	96,050	651,219

		66,391,279

Computers & Peripherals (4.4%)
Apple, Inc.*	239,000	77,091,840
Dell, Inc.*	437,402	5,926,797
EMC Corp.*	536,600	12,288,140
Hewlett-Packard Co.	590,649	24,866,323
Lexmark International, Inc., Class A*	20,450	712,069
NetApp, Inc.*	94,100	5,171,736
QLogic Corp.*	27,500	468,050
SanDisk Corp.*	61,050	3,043,953
Western Digital Corp.*	59,820	2,027,898

		131,596,806

	Number of Shares	Value (Note 1)

Electronic Equipment, Instruments & Components (0.5%)
Amphenol Corp., Class A	45,456	$2,399,168
Corning, Inc.	406,992	7,863,085
FLIR Systems, Inc.*	41,297	1,228,586
Jabil Circuit, Inc.	51,050	1,025,594
Molex, Inc.	35,900	815,648

		13,332,081

Internet Software & Services (1.9%)
Akamai Technologies, Inc.*	47,458	2,232,899
eBay, Inc.*	298,850	8,316,996
Google, Inc., Class A*	64,967	38,588,449
Monster Worldwide, Inc.*	33,850	799,875
VeriSign, Inc.	44,750	1,461,982
Yahoo!, Inc.*	339,497	5,645,835

		57,046,036

IT Services (3.0%)
Automatic Data Processing, Inc.	128,450	5,944,666
Cognizant Technology Solutions Corp., Class A*	79,100	5,797,239
Computer Sciences Corp.	40,200	1,993,920
Fidelity National Information Services, Inc.	68,899	1,887,144
Fiserv, Inc.*	38,750	2,269,200
International Business Machines Corp.	323,601	47,491,683
Mastercard, Inc., Class A	25,293	5,668,414
Paychex, Inc.	83,775	2,589,485
SAIC, Inc.*	76,400	1,211,704
Teradata Corp.*	43,655	1,796,840
Total System Services, Inc.	42,425	652,496
Visa, Inc., Class A	126,973	8,936,360
Western Union Co.	170,749	3,170,809

		89,409,960

Office Electronics (0.1%)
Xerox Corp.	361,296	4,162,130

Semiconductors & Semiconductor Equipment (2.5%)
Advanced Micro Devices, Inc.*	149,100	1,219,638
Altera Corp.	81,400	2,896,212
Analog Devices, Inc.	77,750	2,928,843
Applied Materials, Inc.	348,000	4,889,400
Broadcom Corp., Class A	118,650	5,167,207
First Solar, Inc.*	14,100	1,834,974
Intel Corp.	1,452,850	30,553,436
KLA-Tencor Corp.	43,450	1,678,908
Linear Technology Corp.	58,650	2,028,704
LSI Corp.*	160,500	961,395
MEMC Electronic Materials, Inc.*	59,171	666,265
Microchip Technology, Inc.	48,636	1,663,838
Micron Technology, Inc.*	223,150	1,789,663
National Semiconductor Corp.	62,400	858,624
Novellus Systems, Inc.*	23,500	759,520
NVIDIA Corp.*	151,250	2,329,250
Teradyne, Inc.*	47,150	661,986
Texas Instruments, Inc.	305,831	9,939,507
Xilinx, Inc.	67,450	1,954,701

		74,782,071

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/EQUITY 500 INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2010

	Number of Shares	Value (Note 1)

Software (4.0%)
Adobe Systems, Inc.*	132,450	$4,076,811
Autodesk, Inc.*	59,250	2,263,350
BMC Software, Inc.*	46,250	2,180,225
CA, Inc.	99,925	2,442,167
Citrix Systems, Inc.*	48,950	3,348,669
Compuware Corp.*	57,050	665,773
Electronic Arts, Inc.*	86,350	1,414,413
Intuit, Inc.*	72,800	3,589,040
McAfee, Inc.*	40,189	1,861,153
Microsoft Corp.	1,961,073	54,753,158
Novell, Inc.*	91,550	541,976
Oracle Corp.	1,008,197	31,556,566
Red Hat, Inc.*	49,610	2,264,697
Salesforce.com, Inc.*	30,818	4,067,976
Symantec Corp.*	202,190	3,384,661

		118,410,635

Total Information Technology		555,130,998

Materials (3.7%)
Chemicals (2.1%)
Air Products & Chemicals, Inc.	55,850	5,079,558
Airgas, Inc.	19,459	1,215,409
CF Industries Holdings, Inc.	18,545	2,506,357
Dow Chemical Co.	302,301	10,320,556
E.I. du Pont de Nemours & Co.	237,800	11,861,464
Eastman Chemical Co.	18,850	1,584,908
Ecolab, Inc.	60,431	3,046,931
FMC Corp.	18,930	1,512,318
International Flavors & Fragrances, Inc.	20,800	1,156,272
Monsanto Co.	139,748	9,732,051
PPG Industries, Inc.	42,500	3,572,975
Praxair, Inc.	79,850	7,623,279
Sherwin-Williams Co.	23,350	1,955,562
Sigma-Aldrich Corp.	31,650	2,106,624

		63,274,264

Construction Materials (0.0%)
Vulcan Materials Co.	33,400	1,481,624

Containers & Packaging (0.2%)
Ball Corp.	23,000	1,565,150
Bemis Co., Inc.	28,150	919,379
Owens-Illinois, Inc.*	42,582	1,307,267
Sealed Air Corp.	41,534	1,057,040

		4,848,836

Metals & Mining (1.3%)
AK Steel Holding Corp.	28,598	468,149
Alcoa, Inc.	265,998	4,093,709
Allegheny Technologies, Inc.	25,650	1,415,367
Cliffs Natural Resources, Inc.	35,300	2,753,753
Freeport-McMoRan Copper & Gold, Inc.	122,694	14,734,323
Newmont Mining Corp.	128,400	7,887,612
Nucor Corp.	82,250	3,604,195
Titanium Metals Corp.*	23,383	401,720
United States Steel Corp.	37,400	2,184,908

		37,543,736

	Number of Shares	Value (Note 1)

Paper & Forest Products (0.1%)
International Paper Co.	113,935	$3,103,589
MeadWestvaco Corp.	43,759	1,144,736

		4,248,325

Total Materials		111,396,785

Telecommunication Services (3.1%)
Diversified Telecommunication Services (2.8%)
AT&T, Inc.	1,539,400	45,227,572
CenturyLink, Inc.	79,000	3,647,430
Frontier Communications Corp.	258,790	2,518,026
Qwest Communications International, Inc.	453,893	3,454,126
Verizon Communications, Inc.	736,296	26,344,671
Windstream Corp.	125,986	1,756,245

		82,948,070

Wireless Telecommunication Services (0.3%)
American Tower Corp., Class A*	103,942	5,367,565
MetroPCS Communications, Inc.*	68,250	861,997
Sprint Nextel Corp.*	777,991	3,290,902

		9,520,464

Total Telecommunication Services		92,468,534

Utilities (3.3%)
Electric Utilities (1.7%)
Allegheny Energy, Inc.	44,250	1,072,620
American Electric Power Co., Inc.	125,030	4,498,579
Duke Energy Corp.	344,962	6,143,773
Edison International	84,800	3,273,280
Entergy Corp.	47,150	3,339,635
Exelon Corp.	172,250	7,172,490
FirstEnergy Corp.	79,351	2,937,574
NextEra Energy, Inc.	108,350	5,633,116
Northeast Utilities	45,924	1,464,057
Pepco Holdings, Inc.	58,455	1,066,804
Pinnacle West Capital Corp.	28,300	1,173,035
PPL Corp.	125,788	3,310,740
Progress Energy, Inc.	76,250	3,315,350
Southern Co.	218,450	8,351,344

		52,752,397

Gas Utilities (0.1%)
Nicor, Inc.	11,850	591,552
Oneok, Inc.	27,757	1,539,681

		2,131,233

Independent Power Producers & Energy Traders (0.2%)
AES Corp.*	172,400	2,099,832
Constellation Energy Group, Inc.	52,000	1,592,760
NRG Energy, Inc.*	64,368	1,257,751

		4,950,343

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/EQUITY 500 INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2010

	Number of Shares	Value (Note 1)

Multi-Utilities (1.3%)
Ameren Corp.	62,450	$1,760,465
CenterPoint Energy, Inc.	110,150	1,731,558
CMS Energy Corp.	63,700	1,184,820
Consolidated Edison, Inc.	75,650	3,749,970
Dominion Resources, Inc.	151,146	6,456,957
DTE Energy Co.	44,050	1,996,346
Integrys Energy Group, Inc.	20,224	981,066
NiSource, Inc.	72,459	1,276,728
PG&E Corp.	102,100	4,884,464
Public Service Enterprise Group, Inc.	131,700	4,189,377
SCANA Corp.	29,511	1,198,147
Sempra Energy	62,522	3,281,154
TECO Energy, Inc.	55,900	995,020
Wisconsin Energy Corp.	30,502	1,795,348
Xcel Energy, Inc.	119,845	2,822,350

		38,303,770

Total Utilities		98,137,743

Total Common Stocks (99.6%) (Cost $2,640,012,054)		2,976,629,834

	Principal Amount	Value (Note 1)

SHORT-TERM INVESTMENT:
Time Deposit (0.4%)
JPMorgan Chase Nassau 0.000%, 1/3/11 (Cost $13,292,441)	$13,292,441	$13,292,441

Total Investments (100.0%) (Cost $2,653,304,495)		2,989,922,275
Other Assets Less Liabilities (0.0%)		(1,028,873)

Net Assets (100%)		$2,988,893,402

#	All, or a portion of security held by broker as collateral for financial futures contracts, with a total collateral value of $12,942,240.
*	Non-income producing.

At December 31, 2010, the Portfolio had the following futures contracts open: (Note 1)

Purchase	Number of Contracts	Expiration Date	Original Value	Value at 12/31/2010	Unrealized Appreciation/ (Depreciation)
S&P 500 E-Mini Index	152	March-11	$9,418,668	$9,522,800	$104,132

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2010:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with rules under the Investment Company Act of 1940. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Common Stocks
Consumer Discretionary	$316,684,985	$—	$—	$316,684,985
Consumer Staples	316,546,407	—	—	316,546,407
Energy	358,206,066	—	—	358,206,066
Financials	477,378,082	—	—	477,378,082
Health Care	324,739,247	—	—	324,739,247
Industrials	325,940,987	—	—	325,940,987
Information Technology	555,130,998	—	—	555,130,998
Materials	111,396,785	—	—	111,396,785

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/EQUITY 500 INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2010

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Telecommunication Services	$92,468,534	$—	$—	$92,468,534
Utilities	98,137,743	—	—	98,137,743
Futures	104,132	—	—	104,132
Short-Term Investments	—	13,292,441	—	13,292,441

Total Assets	$2,976,733,966	$13,292,441	$—	$2,990,026,407

Total Liabilities	$—	$—	$—	$—

Total	$2,976,733,966	$13,292,441	$—	$2,990,026,407

Fair Values of Derivative Instruments as of December 31, 2010:

Statement of Assets and Liabilities
Derivatives Not Accounted for as Hedging Instruments^	Asset Derivatives	Fair Value
Interest rate contracts	Receivables, Net Assets - Unrealized appreciation	$—	*
Foreign exchange contracts	Receivables	—
Credit contracts	Receivables	—
Equity contracts	Receivables, Net Assets - Unrealized appreciation	104,132	*
Commodity contracts	Receivables	—
Other contracts	Receivables	—

Total		$104,132

Liability Derivatives
Interest rate contracts	Payables, Net Assets - Unrealized depreciation	$ —	*
Foreign exchange contracts	Payables	—
Credit contracts	Payables	—
Equity contracts	Payables, Net Assets - Unrealized depreciation	—	*
Commodity contracts	Payables	—
Other contracts	Payables	—

Total		$—

*Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets & Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2010:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Options	Futures	Forward Currency Contracts	Swaps	Total
Interest rate contracts	$—	$—	$—	$—	$—
Foreign exchange contracts	—	—	—	—	—
Credit contracts	—	—	—	—	—
Equity contracts	—	3,186,631	—	—	3,186,631
Commodity contracts	—	—	—	—	—
Other contracts	—	—	—	—	—

Total	$—	$3,186,631	$—	$—	$3,186,631

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/EQUITY 500 INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2010

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Options	Futures	Forward Currency Contracts	Swaps	Total
Interest rate contracts	$—	$—	$—	$—	$—
Foreign exchange contracts	—	—	—	—	—
Credit contracts	—	—	—	—	—
Equity contracts	—	(14,017)	—	—	(14,017)
Commodity contracts	—	—	—	—	—
Other contracts	—	—	—	—	—

Total	$—	$(14,017)	$—	$—	$(14,017)

The Portfolio held futures contracts with an average notional balance of approximately $11,177,000 during the year ended December 31, 2010

^ This Portfolio held futures contracts as a substitute for investing in conventional securities and hedging.

Investment security transactions for the year ended December 31, 2010 were as follows:

Cost of Purchases:
Stocks	$144,975,670
Net Proceeds of Sales and Redemptions:
Stocks	$249,729,882

As of December 31, 2010, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$725,747,353
Aggregate gross unrealized depreciation	(466,194,473)

Net unrealized appreciation	$259,552,880

Federal income tax cost of investments	$2,730,369,395

The Portfolio has a net capital loss carryforward of $10,964,703 of which $10,964,703 expires in the year 2017. The Portfolio utilized net capital loss carryforward of $6,842,084 during 2010.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/EQUITY 500 INDEX PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2010

ASSETS
Investments at value (Cost $2,653,304,495)	$2,989,922,275
Cash	28,968
Dividends, interest and other receivables	3,530,559
Receivable from Separate Accounts for Trust shares sold	1,073,222
Other assets	17,438

Total assets	2,994,572,462

LIABILITIES
Payable to Separate Accounts for Trust shares redeemed	4,318,532
Investment management fees payable	626,979
Distribution fees payable - Class IB	342,589
Administrative fees payable	258,353
Variation margin payable on futures contracts	11,400
Trustees’ fees payable	5,592
Accrued expenses	115,615

Total liabilities	5,679,060

NET ASSETS	$2,988,893,402

Net assets were comprised of:
Paid in capital	$2,739,606,473
Accumulated undistributed net investment income (loss)	1,178,330
Accumulated undistributed net realized gain (loss) on investments and futures	(88,613,313)
Unrealized appreciation (depreciation) on investments and futures	336,721,912

Net assets	$2,988,893,402

Class IA
Net asset value, offering and redemption price per share, $1,354,693,684 / 61,753,671 shares outstanding (unlimited amount authorized: $0.01 par value)	$21.94

Class IB
Net asset value, offering and redemption price per share, $1,634,199,718 / 74,850,285 shares outstanding (unlimited amount authorized: $0.01 par value)	$21.83

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2010

INVESTMENT INCOME
Dividends (net of $4,357 foreign withholding tax)	$57,234,688
Securities lending (net)	58,985

Total income	57,293,673

EXPENSES
Investment management fees	6,903,605
Distribution fees - Class IB	3,767,328
Administrative fees	2,858,353
Printing and mailing expenses	262,770
Custodian fees	92,000
Professional fees	81,280
Trustees’ fees	63,679
Miscellaneous	51,022

Total expenses	14,080,037

NET INVESTMENT INCOME (LOSS)	43,213,636

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Securities	(10,729,666)
Futures	3,186,631

Net realized gain (loss)	(7,543,035)

Change in unrealized appreciation (depreciation) on:
Securities	345,773,834
Futures	(14,017)

Net change in unrealized appreciation (depreciation)	345,759,817

NET REALIZED AND UNREALIZED GAIN (LOSS)	338,216,782

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$381,430,418

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/EQUITY 500 INDEX PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2010	2009
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$43,213,636	$49,752,989
Net realized gain (loss) on investments and futures	(7,543,035)	(44,720,147)
Net change in unrealized appreciation (depreciation) on investments and futures	345,759,817	576,548,605

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	381,430,418	581,581,447

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class IA	(21,119,187)	(24,328,803)
Class IB	(21,423,776)	(25,292,952)

	(42,542,963)	(49,621,755)

Distributions from net realized capital gains
Class IA	—	(3,104,630)
Class IB	—	(3,680,795)

	—	(6,785,425)

TOTAL DIVIDENDS AND DISTRIBUTIONS	(42,542,963)	(56,407,180)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 5,100,072 and 7,924,697 shares, respectively ]	101,624,740	128,679,479
Capital shares issued in reinvestment of dividends and distributions [ 974,624 and 1,461,287 shares, respectively ]	21,119,187	27,433,433
Capital shares repurchased [ (8,956,337) and (10,167,546) shares, respectively ]	(179,138,292)	(169,962,483)

Total Class IA transactions	(56,394,365)	(13,849,571)

Class IB
Capital shares sold [ 9,653,689 and 15,411,848 shares, respectively ]	192,768,598	246,048,976
Capital shares issued in reinvestment of dividends and distributions [ 993,294 and 1,554,072 shares, respectively ]	21,423,776	28,973,747
Capital shares repurchased [ (13,741,577) and (15,141,820) shares, respectively ]	(271,942,095)	(246,817,803)

Total Class IB transactions	(57,749,721)	28,204,920

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(114,144,086)	14,355,349

TOTAL INCREASE (DECREASE) IN NET ASSETS	224,743,369	539,529,616
NET ASSETS:
Beginning of year	2,764,150,033	2,224,620,417

End of year (a)	$2,988,893,402	$2,764,150,033

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$1,178,330	$52,548

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/EQUITY 500 INDEX PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IA	2010	2009	2008	2007		2006
Net asset value, beginning of year	$19.44	$15.76	$26.05	$25.92		$23.52

Income (loss) from investment operations:
Net investment income (loss)	0.34 (e)	0.37 (e)	0.43 (e)	0.43	(e)	0.39 (e)
Net realized and unrealized gain (loss) on investments and futures	2.51	3.74	(10.07)	0.90	(z)	3.22

Total from investment operations	2.85	4.11	(9.64)	1.33		3.61

Less distributions:
Dividends from net investment income	(0.35)	(0.38)	(0.43)	(0.44)		(0.41)
Distributions from net realized gains	—	(0.05)	(0.22)	(0.76)		(0.80)

Total dividends and distributions	(0.35)	(0.43)	(0.65)	(1.20)		(1.21)

Net asset value, end of year	$21.94	$19.44	$15.76	$26.05		$25.92

Total return	14.66%	26.18%	(37.16)%	5.22	%(z)	15.37%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$1,354,694	$1,256,337	$1,030,854	$1,600,697		$1,615,477
Ratio of expenses to average net assets	0.37%	0.39%	0.39%	0.38%		0.35%
Ratio of net investment income (loss) to average net assets	1.70%	2.23%	1.99%	1.58%		1.58%
Portfolio turnover rate	5%	9%	9%	4%		4%

	Year Ended December 31,
Class IB	2010	2009	2008	2007		2006
Net asset value, beginning of year	$19.34	$15.68	$25.92	$25.79		$23.41

Income (loss) from investment operations:
Net investment income (loss)	0.29 (e)	0.33 (e)	0.37 (e)	0.36	(e)	0.33 (e)
Net realized and unrealized gain (loss) on investments and futures	2.49	3.71	(10.01)	0.90	(z)	3.19

Total from investment operations	2.78	4.04	(9.64)	1.26		3.52

Less distributions:
Dividends from net investment income	(0.29)	(0.33)	(0.38)	(0.37)		(0.34)
Distributions from net realized gains	—	(0.05)	(0.22)	(0.76)		(0.80)

Total dividends and distributions	(0.29)	(0.38)	(0.60)	(1.13)		(1.14)

Net asset value, end of year	$21.83	$19.34	$15.68	$25.92		$25.79

Total return	14.39%	25.85%	(37.32)%	4.97	%(z)	15.06%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$1,634,200	$1,507,813	$1,193,767	$2,062,991		$2,142,776
Ratio of expenses to average net assets	0.62%	0.64%	0.64%	0.63%		0.60%
Ratio of net investment income (loss) to average net assets	1.45%	1.98%	1.72%	1.33%		1.33%
Portfolio turnover rate	5%	9%	9%	4%		4%
(e)	Net investment income per share is based on average shares outstanding.
(z)	In 2007, 0.04% of the Portfolio’s total return for each class consists of a voluntary payment made by the Adviser in connection with cash which remained under-invested for a period of time. This payment positively impacted the net asset value of the Portfolio’s Class IA and Class IB shares by $0.01 per share and is included in net realized and unrealized gain on investments.

See Notes to Financial Statements.

EQ/EQUITY GROWTH PLUS PORTFOLIO (Unaudited)

PORTFOLIO ADVISERS

➢	AXA Equitable Life Insurance Company

➢	BlackRock Capital Management, Inc.

➢	BlackRock Investment Management, LLC***

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/10
	1	5	Since
	Year	Years	Incept.**
Portfolio – Class IA Shares*	15.53%	2.06%	6.53%
Portfolio – Class IB Shares	15.32	1.88	6.33
Russell 1000® Growth Index	16.71	3.75	2.89

*   Date of inception 10/2/02. Returns shown for Class IA shares prior to this period are derived from the historical performance of Class IB shares adjusted to reflect the 12b-1 fees, applicable to Class IB shares; Class IA shares are not subject to any 12b-1 fees.

** Date of inception 8/31/01

    Returns for periods greater than one year are annualized

Past performance is not indicative of future results.

***	Effective February 12, 2010, BlackRock Investment Management LLC replaced SSgA Funds Management, Inc. as a sub-advisor of the Portfolio.

PERFORMANCE SUMMARY

The Portfolio’s Class IA shares returned 15.53% for the year ended December 31, 2010. The Portfolio’s benchmark, the Russell 1000® Growth Index, returned 16.71% over the same period.

The Portfolio’s assets were allocated between three investment managers. The Portfolio Highlights below reflect the views of BlackRock Capital Management Inc. who manages a portion of the Portfolio through active security and sector selection. Another allocated portion of the portfolio, managed by BlackRock Investment Management, LLC, is designed to track the performance of the Russell 1000® Growth Index. Additionally, AXA Equitable manages an allocated portion of the Portfolio which may invest in exchange-traded funds (ETFs).

Portfolio Highlights

What helped performance during the year:

•

In Information Technology, the Portfolio was positioned to benefit from the early identification of the major shift in enterprise IT architecture toward cloud computing. Several of the Portfolio’s holdings across different IT industries are experiencing very high growth rates as a result of this trend. In particular, Salesforce.com, F5 Networks Inc., and NetApp Inc. appreciated during the year.

•	Holding Baidu, Inc. (Information Technology sector), while the benchmark did not, aided relative returns.

•

The Consumer Discretionary sector also offered growth opportunities in 2010. The Portfolio was particularly successful with investing in companies with new product expansions, including Las Vegas Sands Corp. and Netflix Inc.

•

The Portfolio’s Industrials sector investments also performed very well, in large part due to positions in the machinery industry. Cummins Inc. was amongst the leading contributors to relative returns.

What hurt performance during the year:

•	Stock selection in the Health Care sector was the most notable detractor during the period, with several stock-specific disappointments including Covance Inc., Lincare Holdings Inc. and Dendreon Corp.

•

The Portfolio’s holdings in the Financials sector also detracted from relative returns during the year, as frequent developments in financial regulation increased volatility in the sector and impacted holdings such as Wells Fargo & Co. and Moody’s Corp.

•

The Portfolio’s use of futures to reduce equity exposure on several highly volatile days in May helped reduce the Portfolio’s risk profile, but detracted from returns when markets rose but volatility remained high.

Sector Weightings as of 12/31/10	% of Net Assets
Information Technology	27.1%
Consumer Discretionary	13.5
Industrials	12.2
Energy	8.3
Health Care	8.2
Consumer Staples	7.2
Materials	4.1
Financials	3.2
Telecommunication Services	1.0
Utilities	0.0 #
Cash and Other	15.2

100.0%

# Less than 0.05%

EQ/EQUITY GROWTH PLUS PORTFOLIO (Unaudited)

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2010 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/10	Ending Account Value 12/31/10	Expenses Paid During Period* 7/1/10 - 12/31/10
Class IA
Actual	$1,000.00	$1,266.70	$4.23
Hypothetical (5% average return before expenses)	1,000.00	1,021.48	3.77
Class IB
Actual	1,000.00	1,267.30	5.66
Hypothetical (5% average return before expenses)	1,000.00	1,020.21	5.04

*   Expenses are equal to the Portfolio’s Class IA and Class IB shares annualized expense ratios of 0.74% and 0.99%, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

EQ ADVISORS TRUST

EQ/EQUITY GROWTH PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2010

	Number of Shares	Value (Note 1)

COMMON STOCKS:
Consumer Discretionary (13.5%)
Auto Components (0.6%)
Autoliv, Inc.	4,516	$356,493
BorgWarner, Inc.*	16,898	1,222,739
Federal-Mogul Corp.*	700	14,455
Gentex Corp.	21,722	642,103
Goodyear Tire & Rubber Co.*	37,782	447,717
Johnson Controls, Inc.	194,581	7,432,994
Lear Corp.*	2,300	227,033
TRW Automotive Holdings Corp.*	8,266	435,618

		10,779,152

Automobiles (1.2%)
Ford Motor Co.*	874,853	14,688,782
General Motors Co.*	168,400	6,207,224
Harley-Davidson, Inc.	36,657	1,270,898
Tesla Motors, Inc.*	1,658	44,153
Thor Industries, Inc.	5,212	176,999

		22,388,056

Distributors (0.0%)
LKQ Corp.*	22,211	504,634

Diversified Consumer Services (0.2%)
Apollo Group, Inc., Class A*	20,161	796,158
Career Education Corp.*	10,152	210,451
DeVry, Inc.	9,905	475,242
Education Management Corp.*	3,710	67,151
H&R Block, Inc.	19,819	236,044
Hillenbrand, Inc.	9,686	201,566
ITT Educational Services, Inc.*	4,971	316,603
Strayer Education, Inc.	2,165	329,556
Weight Watchers International, Inc.	5,168	193,748

		2,826,519

Hotels, Restaurants & Leisure (3.2%)
Bally Technologies, Inc.*	8,589	362,370
Brinker International, Inc.	12,522	261,459
Carnival Corp.	25,458	1,173,868
Chipotle Mexican Grill, Inc.*	4,898	1,041,609
Choice Hotels International, Inc.	305	11,672
Ctrip.com International Ltd. (ADR)*	158,400	6,407,280
Darden Restaurants, Inc.	21,888	1,016,479
International Game Technology	46,423	821,223
International Speedway Corp., Class A	1,624	42,500
Las Vegas Sands Corp.*	240,150	11,034,893
Marriott International, Inc., Class A	42,251	1,755,107
McDonald’s Corp.	167,532	12,859,756
MGM Resorts International*	7,471	110,944
Panera Bread Co., Class A*	4,518	457,267
Royal Caribbean Cruises Ltd.*	7,973	374,731
Starbucks Corp.	348,525	11,198,108

	Number of Shares	Value (Note 1)

Starwood Hotels & Resorts Worldwide, Inc.	122,805	$7,464,088
Wendy’s/Arby’s Group, Inc., Class A	19,637	90,723
WMS Industries, Inc.*	9,014	407,793
Wynn Resorts Ltd.	11,749	1,220,016
Yum! Brands, Inc.	72,818	3,571,723

		61,683,609

Household Durables (0.4%)
Fortune Brands, Inc.	2,867	172,737
Garmin Ltd.	1,064	32,973
Harman International Industries, Inc.*	5,145	238,214
Leggett & Platt, Inc.	13,612	309,809
Mohawk Industries, Inc.*	1,046	59,371
NVR, Inc.*	910	628,828
Stanley Black & Decker, Inc.	73,600	4,921,632
Tempur-Pedic International, Inc.*	10,616	425,277
Tupperware Brands Corp.	9,826	468,405
Whirlpool Corp.	5,000	444,150

		7,701,396

Internet & Catalog Retail (1.8%)
Amazon.com, Inc.*	136,581	24,584,580
Expedia, Inc.	13,137	329,607
Netflix, Inc.*	38,816	6,819,971
priceline.com, Inc.*	7,397	2,955,472

		34,689,630

Leisure Equipment & Products (0.1%)
Hasbro, Inc.	19,025	897,599
Mattel, Inc.	32,937	837,588

		1,735,187

Media (1.3%)
CBS Corp., Class B	12,587	239,782
DIRECTV, Class A*	126,722	5,060,009
Discovery Communications, Inc., Class A*	32,357	1,349,287
DreamWorks Animation SKG, Inc., Class A*	11,531	339,819
Interpublic Group of Cos., Inc.*	76,194	809,180
John Wiley & Sons, Inc., Class A	6,467	292,567
Lamar Advertising Co., Class A*	1,880	74,899
Madison Square Garden, Inc., Class A*	3,023	77,933
McGraw-Hill Cos., Inc.	34,482	1,255,490
Meredith Corp.	2,382	82,536
Morningstar, Inc.	3,431	182,117
News Corp., Class A	74,357	1,082,638
Omnicom Group, Inc.	38,522	1,764,308
Regal Entertainment Group, Class A	2,889	33,917
Scripps Networks Interactive, Inc., Class A	13,950	721,913
Sirius XM Radio, Inc.*	605,043	992,271
Thomson Reuters Corp.	18,874	703,434

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/EQUITY GROWTH PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2010

	Number of Shares	Value (Note 1)

Time Warner, Inc.	36,552	$1,175,878
Viacom, Inc., Class B	18,635	738,132
Walt Disney Co.	215,000	8,064,650

		25,040,760

Multiline Retail (1.7%)
Big Lots, Inc.*	11,752	357,966
Dollar General Corp.*	10,867	333,291
Dollar Tree, Inc.*	19,808	1,110,833
Family Dollar Stores, Inc.	19,682	978,392
J.C. Penney Co., Inc.	11,945	385,943
Kohl’s Corp.*	175,270	9,524,172
Macy’s, Inc.	6,501	164,475
Nordstrom, Inc.	26,034	1,103,321
Target Corp.	292,487	17,587,243

		31,545,636

Specialty Retail (2.5%)
Aaron’s, Inc.	6,309	128,640
Abercrombie & Fitch Co., Class A	10,480	603,962
Advance Auto Parts, Inc.	13,678	904,800
Aeropostale, Inc.*	14,537	358,192
American Eagle Outfitters, Inc.	8,037	117,581
AutoNation, Inc.*	3,480	98,136
AutoZone, Inc.*	4,101	1,117,892
Bed Bath & Beyond, Inc.*	40,991	2,014,708
Best Buy Co., Inc.	50,609	1,735,383
CarMax, Inc.*	34,819	1,110,030
Chico’s FAS, Inc.	27,797	334,398
Dick’s Sporting Goods, Inc.*	13,914	521,775
Gap, Inc.	58,999	1,306,238
Guess?, Inc.	10,100	477,932
Home Depot, Inc.	470,098	16,481,636
J. Crew Group, Inc.*	8,578	370,055
Limited Brands, Inc.	41,592	1,278,122
Lowe’s Cos., Inc.	171,224	4,294,298
Office Depot, Inc.*	5,150	27,810
O’Reilly Automotive, Inc.*	21,504	1,299,272
PetSmart, Inc.	18,427	733,763
Ross Stores, Inc.	19,052	1,205,039
Staples, Inc.	113,657	2,587,970
Tiffany & Co.	19,676	1,225,224
TJX Cos., Inc.	63,528	2,820,008
Tractor Supply Co.	11,304	548,131
Urban Outfitters, Inc.*	114,292	4,092,796
Williams-Sonoma, Inc.	14,974	534,422

		48,328,213

Textiles, Apparel & Luxury Goods (0.5%)
Coach, Inc.	47,509	2,627,723
Fossil, Inc.*	8,185	576,879
Hanesbrands, Inc.*	14,864	377,545
NIKE, Inc., Class B	56,045	4,787,364
Phillips-Van Heusen Corp.	8,786	553,606
Polo Ralph Lauren Corp.	8,709	966,002

		9,889,119

Total Consumer Discretionary		257,111,911

	Number of Shares	Value (Note 1)

Consumer Staples (7.2%)
Beverages (2.2%)
Brown-Forman Corp., Class B	12,417	$864,471
Coca-Cola Co.	458,901	30,181,919
Coca-Cola Enterprises, Inc.	32,329	809,195
Dr. Pepper Snapple Group, Inc.	10,822	380,501
Hansen Natural Corp.*	8,699	454,784
PepsiCo, Inc.	144,408	9,434,175

		42,125,045

Food & Staples Retailing (1.7%)
BJ’s Wholesale Club, Inc.*	757	36,260
Costco Wholesale Corp.	68,596	4,953,317
CVS Caremark Corp.	23,520	817,790
Kroger Co.	5,713	127,743
Sysco Corp.	92,117	2,708,240
Walgreen Co.	131,340	5,117,007
Wal-Mart Stores, Inc.	182,267	9,829,659
Whole Foods Market, Inc.*	178,480	9,029,303

		32,619,319

Food Products (0.5%)
Campbell Soup Co.	17,173	596,762
ConAgra Foods, Inc.	7,000	158,060
Flowers Foods, Inc.	4,421	118,969
General Mills, Inc.	61,476	2,187,931
Green Mountain Coffee Roasters, Inc.*	17,190	564,863
H.J. Heinz Co.	20,185	998,350
Hershey Co.	13,992	659,723
Kellogg Co.	35,872	1,832,342
McCormick & Co., Inc. (Non-Voting)	10,280	478,328
Mead Johnson Nutrition Co.	4,356	271,161
Sara Lee Corp.	73,404	1,285,304

		9,151,793

Household Products (1.6%)
Church & Dwight Co., Inc.	11,038	761,843
Clorox Co.	20,656	1,307,112
Colgate-Palmolive Co.	63,925	5,137,652
Kimberly-Clark Corp.	51,054	3,218,444
Procter & Gamble Co.	309,104	19,884,660

		30,309,711

Personal Products (0.2%)
Alberto-Culver Co.	2,966	109,861
Avon Products, Inc.	66,757	1,939,959
Estee Lauder Cos., Inc., Class A	17,166	1,385,296
Herbalife Ltd.	9,411	643,430

		4,078,546

Tobacco (1.0%)
Altria Group, Inc.	189,066	4,654,805
Philip Morris International, Inc.	242,825	14,212,547

		18,867,352

Total Consumer Staples		137,151,766

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/EQUITY GROWTH PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2010

	Number of Shares	Value (Note 1)

Energy (8.3%)
Energy Equipment & Services (2.6%)
Atwood Oceanics, Inc.*	1,763	$65,883
Baker Hughes, Inc.	18,302	1,046,325
Cameron International Corp.*	21,708	1,101,247
Core Laboratories N.V.	6,956	619,432
Diamond Offshore Drilling, Inc.	3,474	232,307
Dresser-Rand Group, Inc.*	11,588	493,533
Exterran Holdings, Inc.*	1,009	24,166
FMC Technologies, Inc.*	18,932	1,683,244
Halliburton Co.	266,693	10,889,075
McDermott International, Inc.*	28,393	587,451
Nabors Industries Ltd.*	17,700	415,242
Oil States International, Inc.*	492	31,532
Pride International, Inc.*	10,813	356,829
Rowan Cos., Inc.*	2,466	86,088
Schlumberger Ltd.	356,900	29,801,150
Superior Energy Services, Inc.*	882	30,861
Weatherford International Ltd.*	46,447	1,058,992

		48,523,357

Oil, Gas & Consumable Fuels (5.7%)
Alpha Natural Resources, Inc.*	2,503	150,255
Anadarko Petroleum Corp.	186,900	14,234,304
Arch Coal, Inc.	17,866	626,382
Atlas Energy, Inc.*	8,906	391,597
Chevron Corp.	16,575	1,512,469
Cimarex Energy Co.	13,060	1,156,202
Concho Resources, Inc.*	16,000	1,402,720
ConocoPhillips	88,766	6,044,965
Consol Energy, Inc.	16,134	786,371
Continental Resources, Inc.*	4,340	255,409
El Paso Corp.	20,133	277,030
EOG Resources, Inc.	39,420	3,603,382
EQT Corp.	21,577	967,513
EXCO Resources, Inc.	22,833	443,417
Exxon Mobil Corp.	729,407	53,334,240
Forest Oil Corp.*	11,246	427,011
Frontline Ltd.	6,598	167,391
Holly Corp.	4,686	191,048
Marathon Oil Corp.	29,492	1,092,089
Massey Energy Co.	236,200	12,672,130
Murphy Oil Corp.	3,515	262,043
Occidental Petroleum Corp.	25,672	2,518,423
Petrohawk Energy Corp.*	33,414	609,805
Quicksilver Resources, Inc.*	1,133	16,700
Range Resources Corp.	24,819	1,116,359
SandRidge Energy, Inc.*	32,798	240,081
SM Energy Co.	6,642	391,413
Southwestern Energy Co.*	53,900	2,017,477
Ultra Petroleum Corp.*	23,694	1,131,862
Whiting Petroleum Corp.*	667	78,166
Williams Cos., Inc.	37,481	926,530

		109,044,784

Total Energy		157,568,141

	Number of Shares	Value (Note 1)

Financials (3.2%)
Capital Markets (1.1%)
Affiliated Managers Group, Inc.*	7,958	$789,593
Ameriprise Financial, Inc.	8,051	463,335
BlackRock, Inc.	4,944	942,228
Charles Schwab Corp.	154,064	2,636,035
Eaton Vance Corp.	18,348	554,660
Federated Investors, Inc., Class B	9,422	246,574
Franklin Resources, Inc.	23,151	2,574,623
Greenhill & Co., Inc.	4,581	374,176
Invesco Ltd.	22,074	531,100
Janus Capital Group, Inc.	2,594	33,644
Jefferies Group, Inc.	181,600	4,836,008
Lazard Ltd., Class A	14,305	564,904
LPL Investment Holdings, Inc.*	558	20,295
Morgan Stanley	74,914	2,038,410
Northern Trust Corp.	15,025	832,535
SEI Investments Co.	23,270	553,593
T. Rowe Price Group, Inc.	40,417	2,608,513
TD Ameritrade Holding Corp.	36,319	689,698
Waddell & Reed Financial, Inc., Class A	13,437	474,192

		21,764,116

Commercial Banks (0.0%)
Bank of Hawaii Corp.	2,399	113,257

Consumer Finance (0.4%)
American Express Co.	163,309	7,009,222
Green Dot Corp., Class A*	589	33,420

		7,042,642

Diversified Financial Services (0.6%)
CBOE Holdings, Inc.	820	18,745
Interactive Brokers Group, Inc., Class A	1,640	29,225
IntercontinentalExchange, Inc.*	11,513	1,371,774
Moody’s Corp.	315,559	8,374,936
MSCI, Inc., Class A*	17,240	671,670
NASDAQ OMX Group, Inc.*	2,060	48,842
NYSE Euronext	8,766	262,805

		10,777,997

Insurance (0.5%)
ACE Ltd.	8,006	498,374
Aflac, Inc.	69,098	3,899,200
Aon Corp.	9,273	426,651
Arch Capital Group Ltd.*	472	41,560
Arthur J. Gallagher & Co.	4,049	117,745
Axis Capital Holdings Ltd.	5,599	200,892
Brown & Brown, Inc.	9,376	224,461
Endurance Specialty Holdings Ltd.	768	35,382
Erie Indemnity Co., Class A	3,208	210,028
Genworth Financial, Inc., Class A*	14,067	184,840
Hartford Financial Services Group, Inc.	5,803	153,721

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/EQUITY GROWTH PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2010

	Number of Shares	Value (Note 1)

Marsh & McLennan Cos., Inc.	77,701	$2,124,345
MetLife, Inc.	31,723	1,409,770
Travelers Cos., Inc.	8,476	472,198
Validus Holdings Ltd.	1,387	42,456

		10,041,623

Real Estate Investment Trusts (REITs) (0.5%)
AMB Property Corp. (REIT)	2,434	77,182
Apartment Investment & Management Co. (REIT), Class A	8,960	231,527
Digital Realty Trust, Inc. (REIT)	12,824	660,949
Equity Residential (REIT)	2,817	146,343
Essex Property Trust, Inc. (REIT)	1,822	208,109
Federal Realty Investment Trust (REIT)	5,706	444,669
General Growth Properties, Inc. (REIT)	51,177	792,220
Plum Creek Timber Co., Inc. (REIT)	10,772	403,411
ProLogis (REIT)	5,468	78,958
Public Storage (REIT)	19,811	2,009,232
Rayonier, Inc. (REIT)	3,702	194,429
Simon Property Group, Inc. (REIT)	31,543	3,138,213
UDR, Inc. (REIT)	2,143	50,403
Ventas, Inc. (REIT)	6,636	348,257
Vornado Realty Trust (REIT)	2,261	188,409

		8,972,311

Real Estate Management & Development (0.1%)
CB Richard Ellis Group, Inc., Class A*	44,381	908,923
Howard Hughes Corp.*	3,736	203,313
Jones Lang LaSalle, Inc.	6,538	548,669
St. Joe Co.*	12,942	282,783

		1,943,688

Thrifts & Mortgage Finance (0.0%)
Capitol Federal Financial, Inc.	482	5,742
Hudson City Bancorp, Inc.	6,166	78,555

		84,297

Total Financials		60,739,931

Health Care (8.2%)
Biotechnology (1.4%)
Alexion Pharmaceuticals, Inc.*	78,347	6,310,851
Amylin Pharmaceuticals, Inc.*	22,333	328,519
BioMarin Pharmaceutical, Inc.*	15,802	425,548
Celgene Corp.*	72,057	4,261,451
Dendreon Corp.*	165,820	5,790,434
Genzyme Corp.*	31,622	2,251,486
Gilead Sciences, Inc.*	130,593	4,732,690
Human Genome Sciences, Inc.*	29,179	697,086
Myriad Genetics, Inc.*	15,203	347,237
Regeneron Pharmaceuticals, Inc.*	10,906	358,044

	Number of Shares	Value (Note 1)

Talecris Biotherapeutics Holdings Corp.*	7,966	$185,608
United Therapeutics Corp.*	7,705	487,110
Vertex Pharmaceuticals, Inc.*	31,480	1,102,744

		27,278,808

Health Care Equipment & Supplies (1.7%)
Alcon, Inc.	10,798	1,764,393
Alere, Inc.*	3,815	139,629
Baxter International, Inc.	77,368	3,916,368
Becton, Dickinson and Co.	36,333	3,070,865
C.R. Bard, Inc.	14,806	1,358,747
CareFusion Corp.*	6,129	157,515
Cooper Cos., Inc.	1,350	76,059
Covidien plc	78,056	3,564,037
DENTSPLY International, Inc.	22,782	778,461
Edwards Lifesciences Corp.*	17,642	1,426,179
Gen-Probe, Inc.*	7,714	450,112
Hill-Rom Holdings, Inc.	8,276	325,826
IDEXX Laboratories, Inc.*	8,979	621,526
Intuitive Surgical, Inc.*	6,098	1,571,760
Kinetic Concepts, Inc.*	854	35,766
Medtronic, Inc.	131,908	4,892,468
ResMed, Inc.*	23,611	817,885
St. Jude Medical, Inc.*	51,453	2,199,616
Stryker Corp.	49,046	2,633,770
Teleflex, Inc.	967	52,034
Thoratec Corp.*	8,916	252,501
Varian Medical Systems, Inc.*	19,234	1,332,532

		31,438,049

Health Care Providers & Services (1.9%)
AmerisourceBergen Corp.	43,987	1,500,836
Brookdale Senior Living, Inc.*	1,827	39,116
Cardinal Health, Inc.	19,398	743,137
Community Health Systems, Inc.*	10,227	382,183
DaVita, Inc.*	15,137	1,051,870
Emergency Medical Services Corp., Class A*	4,618	298,369
Express Scripts, Inc.*	272,350	14,720,517
Health Management Associates, Inc., Class A*	38,937	371,459
Henry Schein, Inc.*	14,227	873,396
Laboratory Corp. of America Holdings*	16,248	1,428,524
Lincare Holdings, Inc.	247,506	6,640,586
McKesson Corp.	17,025	1,198,219
Medco Health Solutions, Inc.*	67,528	4,137,441
MEDNAX, Inc.*	6,909	464,907
Omnicare, Inc.	1,830	46,464
Patterson Cos., Inc.	15,882	486,466
Quest Diagnostics, Inc.	19,027	1,026,887
Tenet Healthcare Corp.*	54,356	363,642
Universal Health Services, Inc., Class B	937	40,685
VCA Antech, Inc.*	13,366	311,294

		36,125,998

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/EQUITY GROWTH PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2010

	Number of Shares	Value (Note 1)

Health Care Technology (0.5%)
Allscripts Healthcare Solutions, Inc.*	18,057	$347,958
Cerner Corp.*	86,512	8,196,147
Emdeon, Inc., Class A*	4,053	54,877
SXC Health Solutions Corp.*	9,524	408,199

		9,007,181

Life Sciences Tools & Services (1.2%)
Agilent Technologies, Inc.*	54,209	2,245,879
Charles River Laboratories International, Inc.*	2,448	87,002
Covance, Inc.*	134,257	6,902,152
Illumina, Inc.*	158,162	10,017,981
Life Technologies Corp.*	20,128	1,117,104
Mettler-Toledo International, Inc.*	5,239	792,189
PerkinElmer, Inc.	8,338	215,287
Pharmaceutical Product Development, Inc.	16,406	445,259
Techne Corp.	5,798	380,755
Waters Corp.*	14,470	1,124,464

		23,328,072

Pharmaceuticals (1.5%)
Abbott Laboratories, Inc.	216,818	10,387,750
Allergan, Inc.	141,951	9,747,775
Eli Lilly and Co.	36,420	1,276,157
Hospira, Inc.*	25,828	1,438,361
Johnson & Johnson	64,423	3,984,563
Mylan, Inc.*	57,052	1,205,509
Perrigo Co.	12,578	796,565
Warner Chilcott plc, Class A	14,002	315,885

		29,152,565

Total Health Care		156,330,673

Industrials (12.2%)
Aerospace & Defense (2.4%)
Alliant Techsystems, Inc.*	4,836	359,943
Boeing Co.	197,442	12,885,065
General Dynamics Corp.	107,100	7,599,816
Goodrich Corp.	5,470	481,743
Honeywell International, Inc.	119,313	6,342,679
Lockheed Martin Corp.	37,784	2,641,479
Precision Castparts Corp.	22,142	3,082,388
Rockwell Collins, Inc.	12,892	751,088
Spirit AeroSystems Holdings, Inc., Class A*	2,489	51,796
TransDigm Group, Inc.*	7,659	551,525
United Technologies Corp.	132,810	10,454,803

		45,202,325

Air Freight & Logistics (1.5%)
C.H. Robinson Worldwide, Inc.	25,830	2,071,308
Expeditors International of Washington, Inc.	33,199	1,812,666
FedEx Corp.	31,504	2,930,187
United Parcel Service, Inc., Class B	283,109	20,548,051

	Number of Shares	Value (Note 1)

UTi Worldwide, Inc.	13,232	$280,518

		27,642,730

Airlines (1.0%)
AMR Corp.*	16,705	130,132
Copa Holdings S.A., Class A	3,040	178,873
Delta Air Lines, Inc.*	1,002,473	12,631,160
Southwest Airlines Co.	15,393	199,801
United Continental Holdings, Inc.*	222,957	5,310,836

		18,450,802

Building Products (0.0%)
Armstrong World Industries, Inc.	257	11,051
Lennox International, Inc.	7,306	345,501
Masco Corp.	16,731	211,814
Owens Corning, Inc.*	9,877	307,669
USG Corp.*	4,295	72,285

		948,320

Commercial Services & Supplies (0.2%)
Avery Dennison Corp.	977	41,366
Copart, Inc.*	11,232	419,515
Corrections Corp. of America*	3,278	82,147
Covanta Holding Corp.	1,170	20,112
Iron Mountain, Inc.	28,462	711,835
KAR Auction Services, Inc.*	625	8,625
Pitney Bowes, Inc.	23,078	558,026
R.R. Donnelley & Sons Co.	1,697	29,647
Republic Services, Inc.	15,119	451,453
Stericycle, Inc.*	13,175	1,066,121
Waste Connections, Inc.	14,322	394,285

		3,783,132

Construction & Engineering (0.3%)
Aecom Technology Corp.*	4,859	135,906
Chicago Bridge & Iron Co. N.V. (N.Y. Shares)*	6,366	209,441
Fluor Corp.	83,067	5,504,019
Jacobs Engineering Group, Inc.*	11,742	538,371
KBR, Inc.	1,450	44,182
Shaw Group, Inc.*	7,552	258,505

		6,690,424

Electrical Equipment (0.7%)
AMETEK, Inc.	24,835	974,774
Babcock & Wilcox Co.*	14,196	363,276
Cooper Industries plc	26,083	1,520,378
Emerson Electric Co.	117,287	6,705,298
General Cable Corp.*	2,902	101,831
Hubbell, Inc., Class B	3,753	225,668
Regal-Beloit Corp.	5,018	335,002
Rockwell Automation, Inc.	22,202	1,592,105
Roper Industries, Inc.	14,629	1,118,094
Thomas & Betts Corp.*	1,427	68,924

		13,005,350

Industrial Conglomerates (0.9%)
3M Co.	111,044	9,583,097

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/EQUITY GROWTH PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2010

	Number of Shares	Value (Note 1)

Carlisle Cos., Inc.	671	$26,666
General Electric Co.	385,722	7,054,855
Textron, Inc.	21,892	517,527
Tyco International Ltd.	11,515	477,182

		17,659,327

Machinery (4.3%)
Bucyrus International, Inc.	11,703	1,046,248
Caterpillar, Inc.	134,925	12,637,076
CNH Global N.V.*	684	32,654
Cummins, Inc.	31,233	3,435,942
Danaher Corp.	405,378	19,121,680
Deere & Co.	62,452	5,186,639
Donaldson Co., Inc.	12,007	699,768
Dover Corp.	18,375	1,074,019
Eaton Corp.	6,814	691,689
Flowserve Corp.	7,420	884,612
Gardner Denver, Inc.	7,703	530,121
Graco, Inc.	9,426	371,856
Harsco Corp.	937	26,536
IDEX Corp.	10,435	408,217
Illinois Tool Works, Inc.	68,621	3,664,361
Joy Global, Inc.	88,727	7,697,067
Kennametal, Inc.	9,510	375,265
Lincoln Electric Holdings, Inc.	6,624	432,349
Manitowoc Co., Inc.	20,422	267,732
Navistar International Corp.*	11,079	641,585
Oshkosh Corp.*	13,962	492,021
PACCAR, Inc.	268,720	15,429,902
Pall Corp.	18,200	902,356
Parker Hannifin Corp.	7,088	611,694
Pentair, Inc.	7,979	291,313
SPX Corp.	1,506	107,664
Terex Corp.*	91,300	2,833,952
Timken Co.	9,911	473,052
Toro Co.	4,870	300,187
Valmont Industries, Inc.	3,446	305,764
WABCO Holdings, Inc.*	10,019	610,458
Wabtec Corp.	1,163	61,511

		81,645,290

Marine (0.0%)
Kirby Corp.*	545	24,007

Professional Services (0.5%)
Dun & Bradstreet Corp.	7,849	644,324
FTI Consulting, Inc.*	5,894	219,728
IHS, Inc., Class A*	7,545	606,543
Manpower, Inc.	122,800	7,706,928
Robert Half International, Inc.	23,500	719,100
Towers Watson & Co., Class A	1,011	52,633
Verisk Analytics, Inc., Class A*	16,068	547,597

		10,496,853

Road & Rail (0.2%)
Con-way, Inc.	668	24,429
Hertz Global Holdings, Inc.*	25,704	372,451
J.B. Hunt Transport Services, Inc.	14,202	579,584
Kansas City Southern*	9,388	449,310

	Number of Shares	Value (Note 1)

Landstar System, Inc.	7,801	$319,373
Ryder System, Inc.	4,360	229,510
Union Pacific Corp.	9,849	912,608

		2,887,265

Trading Companies & Distributors (0.2%)
Fastenal Co.	20,612	1,234,865
GATX Corp.	1,987	70,101
MSC Industrial Direct Co., Class A	6,790	439,245
W.W. Grainger, Inc.	9,129	1,260,806
WESCO International, Inc.*	2,137	112,834

		3,117,851

Total Industrials		231,553,676

Information Technology (27.1%)
Communications Equipment (3.5%)
Ciena Corp.*	14,399	303,099
Cisco Systems, Inc.*	889,394	17,992,441
F5 Networks, Inc.*	60,679	7,897,979
Harris Corp.	20,214	915,694
JDS Uniphase Corp.*	33,565	486,021
Juniper Networks, Inc.*	172,827	6,380,773
Polycom, Inc.*	13,252	516,563
QUALCOMM, Inc.	652,952	32,314,594

		66,807,164

Computers & Peripherals (6.4%)
Apple, Inc.*	247,405	79,802,957
Dell, Inc.*	264,968	3,590,317
Diebold, Inc.	2,203	70,606
EMC Corp.*	320,110	7,330,519
Hewlett-Packard Co.	365,199	15,374,878
NCR Corp.*	24,933	383,220
NetApp, Inc.*	210,565	11,572,652
QLogic Corp.*	17,200	292,744
SanDisk Corp.*	35,808	1,785,387
Seagate Technology plc*	54,796	823,584
Western Digital Corp.*	8,160	276,624

		121,303,488

Electronic Equipment, Instruments & Components (0.3%)
Amphenol Corp., Class A	27,021	1,426,168
Arrow Electronics, Inc.*	2,075	71,069
AVX Corp.	900	13,887
Corning, Inc.	30,338	586,130
Dolby Laboratories, Inc., Class A*	8,326	555,344
FLIR Systems, Inc.*	23,886	710,608
Ingram Micro, Inc., Class A*	1,494	28,520
Itron, Inc.*	5,817	322,553
Jabil Circuit, Inc.	19,798	397,742
National Instruments Corp.	8,992	338,459
Trimble Navigation Ltd.*	18,889	754,238

		5,204,718

Internet Software & Services (3.2%)
Akamai Technologies, Inc.*	126,675	5,960,059
Baidu, Inc. (ADR)*	53,600	5,174,008
eBay, Inc.*	68,051	1,893,859

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/EQUITY GROWTH PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2010

	Number of Shares	Value (Note 1)

Equinix, Inc.*	7,040	$572,070
Google, Inc., Class A*	74,542	44,275,712
IAC/InterActiveCorp*	4,385	125,850
Monster Worldwide, Inc.*	10,100	238,663
VeriSign, Inc.	26,784	875,033
VistaPrint N.V.*	6,803	312,938
WebMD Health Corp.*	9,234	471,488
Yahoo!, Inc.*	85,665	1,424,609

		61,324,289

IT Services (3.7%)
Accenture plc, Class A	158,092	7,665,881
Alliance Data Systems Corp.*	8,298	589,407
Amdocs Ltd.*	8,990	246,955
Automatic Data Processing, Inc.	78,324	3,624,835
Booz Allen Hamilton Holding Corp.*	1,612	31,321
Broadridge Financial Solutions, Inc.	17,959	393,841
Cognizant Technology Solutions Corp., Class A*	147,024	10,775,389
DST Systems, Inc.	5,523	244,945
Fiserv, Inc.*	15,846	927,942
Gartner, Inc.*	11,370	377,484
Genpact Ltd.*	10,240	155,648
Global Payments, Inc.	12,692	586,497
International Business Machines Corp.	199,700	29,307,972
Lender Processing Services, Inc.	14,744	435,243
Mastercard, Inc., Class A	15,154	3,396,163
NeuStar, Inc., Class A*	11,657	303,665
Paychex, Inc.	50,251	1,553,258
SAIC, Inc.*	48,175	764,056
Teradata Corp.*	25,984	1,069,501
Visa, Inc., Class A	72,708	5,117,189
Western Union Co.	104,656	1,943,462

		69,510,654

Office Electronics (0.0%)
Zebra Technologies Corp., Class A*	5,133	195,003

Semiconductors & Semiconductor Equipment (3.6%)
Advanced Micro Devices, Inc.*	35,769	292,591
Altera Corp.	46,968	1,671,122
Analog Devices, Inc.	46,396	1,747,737
Applied Materials, Inc.	209,165	2,938,768
Atheros Communications, Inc.*	10,876	390,666
Atmel Corp.*	64,217	791,154
Avago Technologies Ltd.	16,510	470,040
Broadcom Corp., Class A	234,698	10,221,098
Cree, Inc.*	143,934	9,483,811
Cypress Semiconductor Corp.*	25,500	473,790
First Solar, Inc.*	8,631	1,123,238
Intel Corp.	592,667	12,463,787
Intersil Corp., Class A	6,800	103,836
KLA-Tencor Corp.	1,455	56,221
Lam Research Corp.*	130,799	6,772,772

	Number of Shares	Value (Note 1)

Linear Technology Corp.	34,896	$1,207,053
Marvell Technology Group Ltd.*	84,291	1,563,598
Maxim Integrated Products, Inc.	47,072	1,111,841
MEMC Electronic Materials, Inc.*	14,743	166,006
Microchip Technology, Inc.	28,683	981,246
Micron Technology, Inc.*	642,900	5,156,058
National Semiconductor Corp.	33,650	463,024
Novellus Systems, Inc.*	12,458	402,643
NVIDIA Corp.*	89,086	1,371,924
ON Semiconductor Corp.*	66,880	660,774
PMC-Sierra, Inc.*	1,895	16,278
Rambus, Inc.*	16,319	334,213
Silicon Laboratories, Inc.*	7,156	329,319
Skyworks Solutions, Inc.*	27,535	788,327
SunPower Corp., Class A*	5,922	75,979
Teradyne, Inc.*	28,034	393,597
Texas Instruments, Inc.	86,214	2,801,955
Varian Semiconductor Equipment Associates, Inc.*	11,598	428,778
Xilinx, Inc.	40,296	1,167,778

		68,421,022

Software (6.4%)
Activision Blizzard, Inc.	21,856	271,889
Adobe Systems, Inc.*	81,969	2,523,006
ANSYS, Inc.*	14,094	733,874
Autodesk, Inc.*	35,695	1,363,549
BMC Software, Inc.*	28,262	1,332,271
CA, Inc.	49,306	1,205,039
Cadence Design Systems, Inc.*	42,041	347,259
Check Point Software Technologies Ltd.*	242,700	11,227,302
Citrix Systems, Inc.*	28,922	1,978,554
Compuware Corp.*	19,777	230,798
Electronic Arts, Inc.*	48,255	790,417
FactSet Research Systems, Inc.	7,322	686,511
Informatica Corp.*	14,283	628,880
Intuit, Inc.*	43,677	2,153,276
McAfee, Inc.*	24,290	1,124,870
MICROS Systems, Inc.*	12,509	548,645
Microsoft Corp.	1,195,603	33,381,236
Nuance Communications, Inc.*	35,374	643,099
Oracle Corp.	898,950	28,137,135
Red Hat, Inc.*	227,871	10,402,311
Rovi Corp.*	15,891	985,401
Salesforce.com, Inc.*	102,936	13,587,552
Solera Holdings, Inc.	10,886	558,669
Symantec Corp.*	11,675	195,439
Synopsys, Inc.*	1,442	38,804
VMware, Inc., Class A*	85,641	7,614,341

		122,690,127

Total Information Technology		515,456,465

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/EQUITY GROWTH PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2010

	Number of Shares	Value (Note 1)

Materials (4.1%)
Chemicals (2.1%)
Air Products & Chemicals, Inc.	33,066	$3,007,353
Airgas, Inc.	12,998	811,855
Albemarle Corp.	14,234	793,973
Ashland, Inc.	1,087	55,285
Celanese Corp.	24,391	1,004,177
CF Industries Holdings, Inc.	7,975	1,077,821
E.I. du Pont de Nemours & Co.	48,672	2,427,759
Eastman Chemical Co.	2,330	195,906
Ecolab, Inc.	120,037	6,052,266
FMC Corp.	7,746	618,828
International Flavors & Fragrances, Inc.	12,386	688,538
Lubrizol Corp.	10,620	1,135,066
Monsanto Co.	177,155	12,337,074
Mosaic Co.	24,618	1,879,830
Nalco Holding Co.	20,180	644,549
PPG Industries, Inc.	4,243	356,709
Praxair, Inc.	47,642	4,548,382
RPM International, Inc.	10,077	222,702
Scotts Miracle-Gro Co., Class A	7,143	362,650
Sherwin-Williams Co.	8,857	741,774
Sigma-Aldrich Corp.	17,443	1,161,006
Valspar Corp.	1,560	53,789

		40,177,292

Construction Materials (0.0%)
Eagle Materials, Inc.	6,818	192,609
Martin Marietta Materials, Inc.	7,077	652,782

		845,391

Containers & Packaging (0.1%)
Ball Corp.	3,014	205,103
Crown Holdings, Inc.*	25,222	841,910
Owens-Illinois, Inc.*	7,925	243,298
Temple-Inland, Inc.	3,097	65,780

		1,356,091

Metals & Mining (1.8%)
Agnico-Eagle Mines Ltd.	33,800	2,592,460
AK Steel Holding Corp.	2,550	41,744
Alcoa, Inc.	23,019	354,262
Allegheny Technologies, Inc.	15,346	846,792
Carpenter Technology Corp.	6,840	275,242
Cliffs Natural Resources, Inc.	21,087	1,644,997
Compass Minerals International, Inc.	5,090	454,384
Freeport-McMoRan Copper & Gold, Inc.	157,391	18,901,085
Newmont Mining Corp.	74,080	4,550,734
Nucor Corp.	21,049	922,367
Reliance Steel & Aluminum Co.	1,305	66,686
Royal Gold, Inc.	1,408	76,919
Schnitzer Steel Industries, Inc., Class A	690	45,809
Southern Copper Corp.	26,335	1,283,568
Titanium Metals Corp.*	13,293	228,374

	Number of Shares	Value (Note 1)

United States Steel Corp.	4,193	$244,955
Walter Energy, Inc.	6,568	839,653

		33,370,031

Paper & Forest Products (0.1%)
International Paper Co.	52,884	1,440,560

Total Materials		77,189,365

Telecommunication Services (1.0%)
Diversified Telecommunication Services (0.4%)
Frontier Communications Corp.	58,979	573,866
Level 3 Communications, Inc.*	99,468	97,479
tw telecom, Inc.*	23,590	402,209
Verizon Communications, Inc.	172,300	6,164,894
Windstream Corp.	31,186	434,733

		7,673,181

Wireless Telecommunication Services (0.6%)
American Tower Corp., Class A*	62,846	3,245,367
Clearwire Corp., Class A*	18,031	92,860
Crown Castle International Corp.*	45,223	1,982,124
MetroPCS Communications, Inc.*	18,687	236,017
NII Holdings, Inc.*	114,077	5,094,679
SBA Communications Corp., Class A*	18,224	746,090

		11,397,137

Total Telecommunication Services		19,070,318

Utilities (0.0%)
Electric Utilities (0.0%)
ITC Holdings Corp.	6,853	424,749

Independent Power Producers & Energy Traders (0.0%)
Calpine Corp.*	25,246	336,782
Ormat Technologies, Inc.	1,557	46,056

		382,838

Total Utilities		807,587

Total Common Stocks (84.8%)
(Cost $1,185,394,278)		1,612,979,833

SHORT-TERM INVESTMENTS:
Short-Term Investment (13.8%)
BlackRock Liquidity Funds TempFund 0.17%‡	262,908,306	262,908,306

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/EQUITY GROWTH PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2010

	Principal Amount	Value (Note 1)

Time Deposit (0.0%)
JPMorgan Chase Nassau 0.000%, 1/3/11	$325,907	$325,907

Total Short-Term Investments (13.8%) (Cost $263,234,213)		263,234,213

Total Investments (98.6%) (Cost $1,448,628,491)		1,876,214,046
Other Assets Less Liabilities (1.4%)		27,412,086

Net Assets (100%)		$1,903,626,132

*	Non-income producing.
‡	Affiliated company as defined under the Investment Company Act of 1940.

Glossary:

ADR	— American Depositary Receipt

Investments in companies which were affiliates for the year ended December 31, 2010, were as follows:

Securities	Market Value December 31, 2009	Purchases at Cost	Sales at Cost	Market Value December 31, 2010	Dividend Income	Realized Gain (Loss)
BlackRock Liquidity Funds TempFund	$—	$516,675,910	$253,767,604	$262,908,306	$344,205	$2,414

At December 31, 2010, the Portfolio had the following futures contracts open: (Note 1)

Purchases	Number of Contracts	Expiration Date	Original Value	Value at 12/31/2010	Unrealized Appreciation/ (Depreciation)
NASDAQ 100 E-Mini Index	1,303	March-11	$57,175,195	$57,748,960	$573,765
S&P 500 E-Mini Index	3,700	March-11	225,379,142	231,805,000	6,425,858

					$6,999,623

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2010:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with rules under the Investment Company Act of 1940. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/EQUITY GROWTH PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2010

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Common Stocks
Consumer Discretionary	$257,111,911	$—	$—	$257,111,911
Consumer Staples	137,151,766	—	—	137,151,766
Energy	157,568,141	—	—	157,568,141
Financials	60,739,931	—	—	60,739,931
Health Care	156,330,673	—	—	156,330,673
Industrials	231,553,676	—	—	231,553,676
Information Technology	515,456,465	—	—	515,456,465
Materials	77,189,365	—	—	77,189,365
Telecommunication Services	19,070,318	—	—	19,070,318
Utilities	807,587	—	—	807,587
Futures	6,999,623	—	—	6,999,623
Short-Term Investments	—	263,234,213	—	263,234,213

Total Assets	$1,619,979,456	$263,234,213	$—	$1,883,213,669

Total Liabilities	$—	$—	$—	$—

Total	$1,619,979,456	$263,234,213	$—	$1,883,213,669

Fair Values of Derivative Instruments as of December 31, 2010:

Statement of Assets and Liabilities
Derivatives Not Accounted for as Hedging Instruments^	Asset Derivatives	Fair Value
Interest rate contracts	Receivables, Net Assets - Unrealized appreciation	$—	*
Foreign exchange contracts	Receivables	—
Credit contracts	Receivables	—
Equity contracts	Receivables, Net Assets - Unrealized appreciation	6,999,623	*
Commodity contracts	Receivables	—
Other contracts	Receivables	—

Total		$6,999,623

Liability Derivatives
Interest rate contracts	Payables, Net Assets - Unrealized depreciation	$—	*
Foreign exchange contracts	Payables	—
Credit contracts	Payables	—
Equity contracts	Payables, Net Assets - Unrealized depreciation	—	*
Commodity contracts	Payables	—
Other contracts	Payables	—

Total		$—

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/EQUITY GROWTH PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2010

*Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets & Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2010:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Options	Futures	Forward Currency Contracts	Swaps	Total
Interest rate contracts	$—	$—	$—	$—	$—
Foreign exchange contracts	—	—	—	—	—
Credit contracts	—	—	—	—	—
Equity contracts	—	17,715,482	—	—	17,715,482
Commodity contracts	—	—	—	—	—
Other contracts	—	—	—	—	—

Total	$—	$17,715,482	$—	$—	$17,715,482

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Options	Futures	Forward Currency Contracts	Swaps	Total
Interest rate contracts	$—	$—	$—	$—	$—
Foreign exchange contracts	—	—	—	—	—
Credit contracts	—	—	—	—	—
Equity contracts	—	6,582,704	—	—	6,582,704
Commodity contracts	—	—	—	—	—
Other contracts	—	—	—	—	—

Total	$—	$6,582,704	$—	$—	$6,582,704

The Portfolio held futures contracts with an average notional value of approximately $184,885,000 during the year ended December 31, 2010.

^ This Portfolio held futures contracts as a substitute for investing in conventional securities and hedging and in an attempt to enhance returns.

Investment security transactions for the year ended December 31, 2010 were as follows:

Cost of Purchases:
Stocks	$654,035,499
Net Proceeds of Sales and Redemptions:
Stocks	$1,175,203,247

As of December 31, 2010, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$428,291,261
Aggregate gross unrealized depreciation	(7,357,725)

Net unrealized appreciation	$420,933,536

Federal income tax cost of investments	$1,455,280,510

For the year ended December 31, 2010, the Portfolio incurred approximately $1,024 as brokerage commissions with Keefe, Bruyette & Woods, Inc., an affiliated broker/dealer.

The Portfolio has a net capital loss carryforward of $649,669,221 of which $204,648,686 expires in the year 2016 and $445,020,535 expires in the year 2017. The Portfolio utilized net capital loss carryforward of $165,060,872 during 2010.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/EQUITY GROWTH PLUS PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2010

ASSETS
Investments at value:
Affiliated Issuers (Cost $262,908,306)	$262,908,306
Unaffiliated Issuers (Cost $1,185,720,185)	1,613,305,740
Cash	292,860
Cash held as collateral at broker	26,439,000
Receivable for securities sold	3,948,570
Dividends, interest and other receivables	1,059,391
Receivable from Separate Accounts for Trust shares sold	186,753
Receivable from investment sub-advisor	15,619
Other assets	16,826

Total assets	1,908,173,065

LIABILITIES
Payable to Separate Accounts for Trust shares redeemed	1,212,130
Investment management fees payable	1,171,404
Payable for securities purchased	1,021,260
Variation margin payable on futures contracts	499,010
Distribution fees payable - Class IB	388,270
Administrative fees payable	249,767
Trustees’ fees payable	3,659
Accrued expenses	1,433

Total liabilities	4,546,933

NET ASSETS	$1,903,626,132

Net assets were comprised of:
Paid in capital	$2,131,980,287
Accumulated undistributed net investment income (loss)	391,576
Accumulated undistributed net realized gains (losses) on investments and futures	(663,330,909)
Net unrealized appreciation (depreciation) on investments and futures	434,585,178

Net assets	$1,903,626,132

Class IA
Net asset value, offering and redemption price per share, $66,946,182 / 4,458,609 shares outstanding (unlimited amount authorized: $0.01 par value)	$15.02

Class IB
Net asset value, offering and redemption price per share, $1,836,679,950 / 122,881,948 shares outstanding (unlimited amount authorized: $0.01 par value)	$14.95

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2010

INVESTMENT INCOME
Dividends ($344,205 of dividend income received from affiliates)(net of $3,772 foreign withholding tax)	$22,593,302
Interest	33
Securities lending (net)	35,309

Total income	22,628,644

EXPENSES
Investment management fees	9,059,917
Distribution fees - Class IB	4,373,808
Administrative fees	2,818,660
Recoupment fees	1,335,314
Printing and mailing expenses	185,109
Custodian fees	60,001
Professional fees	56,054
Trustees’ fees	42,369
Miscellaneous	35,914

Gross expenses	17,967,146
Less: Reimbursement from sub-advisor	(118,856)
Fees paid indirectly	(11,966)

Net expenses	17,836,324

NET INVESTMENT INCOME (LOSS)	4,792,320

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Securities	152,489,274
Futures	17,715,482
Net distributions of realized gain received from Underlying Portfolio (All realized gains received from affiliates)	2,414

Net realized gain (loss)	170,207,170

Change in unrealized appreciation (depreciation) on:
Securities	75,981,430
Futures	6,582,704

Net change in unrealized appreciation (depreciation)	82,564,134

NET REALIZED AND UNREALIZED GAIN (LOSS)	252,771,304

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$257,563,624

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/EQUITY GROWTH PLUS PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2010	2009
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$4,792,320	$15,830,806
Net realized gain (loss) on investments, futures and foreign currency transactions and net distributions of realized gain received from Underlying Portfolios	170,207,170	(203,323,997)
Net change in unrealized appreciation (depreciation) on investments, futures and foreign currency transactions	82,564,134	620,779,423

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	257,563,624	433,286,232

DIVIDENDS:
Dividends from net investment income
Class IA	(347,807)	(659,863)
Class IB	(4,983,017)	(14,115,995)

TOTAL DIVIDENDS	(5,330,824)	(14,775,858)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 592,500 and 1,763,575 shares, respectively ]	7,899,964	19,867,606
Capital shares issued in reinvestment of dividends[ 23,739 and 51,691 shares, respectively ]	347,807	659,863
Capital shares repurchased [ (1,062,305) and (3,966,835) shares, respectively ]	(14,216,824)	(40,413,209)

Total Class IA transactions	(5,969,053)	(19,885,740)

Class IB
Capital shares sold [ 2,670,521 and 10,589,603 shares, respectively ]	35,213,502	107,197,283
Capital shares issued in reinvestment of dividends [ 347,390 and 1,111,979 shares, respectively ]	4,983,017	14,115,995
Capital shares repurchased [ (22,959,359) and (23,955,445) shares, respectively ]	(303,943,333)	(262,166,742)

Total Class IB transactions	(263,746,814)	(140,853,464)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(269,715,867)	(160,739,204)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(17,483,067)	257,771,170
NET ASSETS:
Beginning of year	1,921,109,199	1,663,338,029

End of year (a)	$1,903,626,132	$1,921,109,199

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$391,576	$1,037,936

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/EQUITY GROWTH PLUS PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IA	2010	2009	2008	2007	2006
Net asset value, beginning of year	$13.07	$10.34	$17.70	$16.90	$15.86

Income (loss) from investment operations:
Net investment income (loss)	0.07 (e)	0.13 (e)	0.12 (e)	0.09 (e)	0.07 (e)
Net realized and unrealized gain (loss) on investments, futures and foreign currency transactions	1.96	2.73	(7.17)	2.30	1.42

Total from investment operations	2.03	2.86	(7.05)	2.39	1.49

Less distributions:
Dividends from net investment income	(0.08)	(0.13)	(0.16)	(0.08)	(0.07)
Distributions from net realized gains	—	—	(0.13)	(1.51)	(0.38)
Return of capital	—	—	(0.02)	—	—

Total dividends and distributions	(0.08)	(0.13)	(0.31)	(1.59)	(0.45)

Net asset value, end of year	$15.02	$13.07	$10.34	$17.70	$16.90

Total return	15.53%	27.71%	(40.15)%	14.33%	9.55%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$66,946	$64,128	$72,928	$1,968,509	$1,406,085
Ratio of expenses to average net assets:
After waivers and reimbursements	0.74%	0.80%	0.90%	0.90%	0.90%
After waivers, reimbursements and fees paid indirectly	0.74%	0.72%	0.90%	0.90%	0.89%
Before waivers, reimbursements and fees paid indirectly	0.75%	0.80%	0.98%	0.98%	0.95%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements	0.50%	1.09%	0.75%	0.50%	0.46%
After waivers, reimbursements and fees paid indirectly	0.50%	1.17%	0.76%	0.50%	0.46%
Before waivers, reimbursements and fees paid indirectly	0.49%	1.08%	0.67%	0.42%	0.40%
Portfolio turnover rate	41%	157%	89%	71%	66%

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/EQUITY GROWTH PLUS PORTFOLIO

FINANCIAL HIGHLIGHTS (Continued)

	Year Ended December 31,
Class IB	2010	2009		2008	2007	2006
Net asset value, beginning of year	$13.00	$10.26		$17.56	$16.78	$15.75

Income (loss) from investment operations:
Net investment income (loss)	0.03 (e)	0.10	(e)	0.07 (e)	0.05 (e)	0.03 (e)
Net realized and unrealized gain (loss) on investments, futures and foreign currency transactions	1.96	2.74		(7.08)	2.27	1.41

Total from investment operations	1.99	2.84		(7.01)	2.32	1.44

Less distributions:
Dividends from net investment income	(0.04)	(0.10)		(0.14)	(0.03)	(0.03)
Distributions from net realized gains	—	—		(0.13)	(1.51)	(0.38)
Return of capital	—	—		(0.02)	—	—

Total dividends and distributions	(0.04)	(0.10)		(0.29)	(1.54)	(0.41)

Net asset value, end of year	$14.95	$13.00		$10.26	$17.56	$16.78

Total return	15.32%	27.70%		(40.32)%	14.08%	9.35%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$1,836,680	$1,856,981		$1,590,410	$2,628,736	$2,250,340
Ratio of expenses to average net assets:
After waivers and reimbursements	0.99%	1.05	%(c)	1.15%	1.15%	1.15%
After waivers, reimbursements and fees paid indirectly	0.99%	0.97	%(c)	1.15%	1.15%	1.14%
Before waivers, reimbursements and fees paid indirectly	1.00%	1.05	%(c)	1.23%	1.23%	1.20%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements	0.26%	0.84%		0.52%	0.26%	0.20%
After waivers, reimbursements and fees paid indirectly	0.26%	0.92%		0.52%	0.26%	0.21%
Before waivers, reimbursements and fees paid indirectly	0.25%	0.83%		0.44%	0.18%	0.15%
Portfolio turnover rate	41%	157%		89%	71%	66%

(c)	Reflects overall fund ratios for non-class specific expense.
(e)	Net investment income per share is based on average shares outstanding.

See Notes to Financial Statements.

EQ/FRANKLIN CORE BALANCED PORTFOLIO (Unaudited)

PORTFOLIO ADVISERS

➢	BlackRock Investment Management, LLC

➢	Franklin Advisers, Inc.

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/10
	1 Year	Since Incept.*
Portfolio – Class IA Shares	11.55%	1.62%
Portfolio – Class IB Shares	11.27	1.35
S&P 500 Index	15.06	1.03
Barclays Capital U.S. Aggregate
Bond Index	6.54	6.26
* Date of inception 9/15/06 Returnsfor periods greater than one year are annualized

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IA shares returned 11.55% for the year ended December 31, 2010. The Portfolio’s benchmark, the S&P 500 Index and the Barclays Capital U.S. Aggregate Bond Index, returned 15.06% and 6.54%, respectively, over the same period.

The Portfolio’s assets were allocated between two investment managers. The Portfolio Highlights and Outlook sections below reflect the views of Franklin Advisers, Inc. who manage a portion of the Portfolio through active security and sector selection. Other allocated portions of the portfolio, managed by BlackRock Investment Management, LLC, are designed to track the performance of the S&P 500 Index and Barclays Capital U.S. Aggregate Bond Index, respectively.

Portfolio Highlights

What helped performance during the year:

•	The Portfolio benefited from strong performance from both equity and fixed income securities.

•	Major equity contributors to performance included holdings in the Energy, Financials and Utilities sectors.

•	Energy contributors included ConocoPhillips and Exxon Mobil.

•	Financials contributors included iStar Financial and Citigroup.

•	Utilities sector contributors included Southern Co.

•	Fixed income contributors to performance included holdings in the Technology, Financials, Energy and Telecommunications sectors.

•	Individual contributors to performance included high yield bonds from Freescale Semiconductor, CIT Group, First Data and Ford Motor Credit Company.

What hurt performance during the year:

•	Dex One, the successor company to publishing solutions provider R. H. Donnelley, was a significant detractor from performance among equity investments.

•	Bonds of power generation companies Dynegy and Energy Future Holdings detracted from performance largely due to the negative impact of lower power prices on profitability.

Portfolio Positioning and Outlook

The manager seeks investment opportunities across a wide range of asset classes that may help the Portfolio achieve its investment objective of high current income while maintaining prospects for capital appreciation. We believe there to be opportunities across the capital structure from bank debt and corporate bonds to convertible securities and common stocks. We will look for potentially advantageous ways to invest for the Portfolio with a focus toward a balanced portfolio of equity and fixed income securities.

Distribution of Assets by Sector as of 12/31/2010	% of Net Assets
Equities & Warrants	41.9%
Corporate Bonds	27.6
Government Securities	15.7
Convertible Preferred Stocks	2.4
Preferred Stocks	1.4
Asset-Backed and Mortgage-Backed Securities	0.9
Convertible Bonds	0.4
Cash and Other	9.7

Total	100.0%

EQ/FRANKLIN CORE BALANCED PORTFOLIO (Unaudited)

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2010 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/10	Ending Account Value 12/31/10	Expenses Paid During Period* 7/1/10 - 12/31/10
Class IA
Actual	$1,000.00	$1,129.80	$4.46
Hypothetical (5% average return before expenses)	1,000.00	1,021.02	4.23
Class IB
Actual	1,000.00	1,128.30	5.79
Hypothetical (5% average return before expenses)	1,000.00	1,019.76	5.50

*   Expenses are equal to the Portfolio’s Class IA and Class IB shares annualized expense ratios of 0.83% and 1.08%, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

EQ ADVISORS TRUST

EQ/FRANKLIN CORE BALANCED PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2010

	Principal Amount	Value (Note 1)

LONG-TERM DEBT SECURITIES:
Asset-Backed and Mortgage-Backed Securities (0.9%)
Asset-Backed Securities (0.1%)
AEP Texas Central Transition Funding LLC,
Series 2002-1 A4 5.170%, 1/1/18	$250,000	$279,822
Citibank Credit Card Issuance Trust,
Series 2006-A3 A3 5.300%, 3/15/18	175,000	196,730
Ford Credit Auto Owner Trust,
Series 2009-E A3 1.510%, 1/15/14	115,000	115,782

		592,334

Non-Agency CMO (0.8%)
Banc of America Commercial Mortgage, Inc.,
Series 2005-3 AM 4.727%, 7/10/43	300,000	294,866
Series 2005-4 A5A 4.933%, 7/10/45	368,000	385,081
Series 2006-6 A4 5.356%, 10/10/45	484,000	500,040
Series 2007-1 A4 5.451%, 1/15/49	235,000	244,596
Banc of America Large Loan, Inc.,
Series 2010-HLTN HLTN 2.010%, 11/15/15 (l)§	2,991,278	2,666,852
Citigroup Commercial Mortgage Trust, Inc.,
Series 2008-C7 A4 6.179%, 12/10/49 (l)	335,000	363,964
Commercial Mortgage Pass Through Certificates,
Series 2006-C7 A4 5.764%, 6/10/46 (l)	600,000	653,089
CS First Boston Mortgage Securities Corp.,
Series 2002-CKS4 A2 5.183%, 11/15/36	530,000	553,244
CW Capital Cobalt Ltd.,
Series 2007-C3 A4 5.818%, 5/15/46 (l)	225,000	231,062
Greenwich Capital Commercial Funding Corp.,
Series 2005-GG5 A5 5.224%, 4/10/37 (l)	395,000	417,521
JPMorgan Chase Commercial Mortgage Securities Corp.,
Series 2006-LDP7 A4 5.872%, 4/15/45 (l)	415,000	452,803
Series 2007-CB18 AM 5.466%, 6/12/47 (l)	45,000	43,547
Series 2007-CB20 A3 5.819%, 2/12/51	700,000	733,551
Morgan Stanley Capital I, Inc.,
Series 2007-IQ14 A4 5.692%, 4/15/49 (l)	225,000	233,228
Wachovia Bank Commercial Mortgage Trust,
Series 2006-C25 A5 5.737%, 5/15/43 (l)	800,000	861,152
Series 2007-C32 A2 5.739%, 6/15/49 (l)	450,000	472,880

	Principal Amount	Value (Note 1)

Series 2007-C33 A4 5.902%, 2/15/51 (l)	$210,000	$220,809

		9,328,285

Total Asset-Backed and Mortgage-Backed Securities		9,920,619

Convertible Bond (0.4%)
Financials (0.4%)
Real Estate Investment Trusts (REITs) (0.4%)
iStar Financial, Inc. 0.790%, 10/1/12 (l)	4,500,000	4,005,000

Total Financials		4,005,000

Total Convertible Bonds		4,005,000

Corporate Bonds (27.6%)
Consumer Discretionary (3.3%)
Auto Components (0.2%)
Allison Transmission, Inc. Term Loan
3.020%, 8/7/14 (l)	2,673,800	2,609,742

Automobiles (0.0%)
Daimler Finance N.A. LLC
7.300%, 1/15/12	25,000	26,562
6.500%, 11/15/13	69,000	78,113

		104,675

Hotels, Restaurants & Leisure (0.5%)
ClubCorp Club Operations, Inc.
10.000%, 12/1/18§	2,000,000	1,900,000
Harrahs Operating Co., Inc.
11.250%, 6/1/17	1,000,000	1,125,000
McDonald’s Corp.
5.350%, 3/1/18	40,000	44,881
4.875%, 7/15/40	100,000	97,328
MGM Resorts International
6.750%, 4/1/13	2,000,000	1,988,000
Yum! Brands, Inc.
6.875%, 11/15/37	75,000	85,118

		5,240,327

Household Durables (0.4%)
Fortune Brands, Inc.
5.375%, 1/15/16	50,000	51,707
KB Home
5.750%, 2/1/14	4,000,000	4,000,000

		4,051,707

Media (2.2%)
Cablevision Systems Corp. - New York Group
7.750%, 4/15/18	2,000,000	2,095,000
8.000%, 4/15/20	2,000,000	2,140,000
CBS Corp.
7.875%, 7/30/30	55,000	64,938
CCO Holdings LLC/CCO Holdings Capital Corp.
8.125%, 4/30/20	2,800,000	2,947,000
Cequel Communications Holdings I LLC
8.625%, 11/15/17§	2,000,000	2,090,000

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/FRANKLIN CORE BALANCED PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2010

	Principal Amount	Value (Note 1)

Clear Channel Communications, Inc. Term Loan B
3.903%, 11/13/15(l)	$4,657,991	$3,991,731
Clear Channel Worldwide Holdings, Inc.
9.250%, 12/15/17	1,200,000	1,314,000
Comcast Cable Communications Holdings, Inc.
9.455%, 11/15/22	25,000	34,589
Comcast Corp. 5.300%, 1/15/14	150,000	163,405
5.900%, 3/15/16	50,000	55,976
6.500%, 1/15/17	94,000	108,361
7.050%, 3/15/33	90,000	102,815
COX Communications, Inc. 7.125%, 10/1/12	100,000	109,672
Dex One Corp. 12.000%, 1/29/17 PIK	2,514,084	1,715,862
DIRECTV Holdings LLC/DIRECTV Financing Co., Inc.
6.000%, 8/15/40	100,000	100,393
Discovery Communications LLC
5.050%, 6/1/20	100,000	105,746
NBC Universal, Inc. 4.375%, 4/1/21§	100,000	97,061
5.950%, 4/1/41§	50,000	49,995
News America Holdings, Inc.
8.000%, 10/17/16	100,000	123,002
News America, Inc. 5.300%, 12/15/14	80,000	88,402
6.200%, 12/15/34	140,000	146,998
SuperMedia, Inc. Term Loan
11.000%, 12/31/15	1,042,503	712,377
Time Warner Cable, Inc.
6.200%, 7/1/13	249,000	276,547
8.250%, 4/1/19	170,000	211,170
6.750%, 6/15/39	125,000	138,059
Time Warner, Inc. 7.625%, 4/15/31	294,000	357,411
Umbrella Acquisition, Inc. 9.750%, 3/15/15 PIK§	2,824,503	3,050,463
Viacom, Inc. 6.250%, 4/30/16	69,000	78,524
Visant Corp. 10.000%, 10/1/17§	1,900,000	2,018,750

		24,488,247

Multiline Retail (0.0%)
Target Corp. 6.350%, 11/1/32	125,000	139,786
Wal-Mart Stores, Inc. 3.625%, 7/8/20	100,000	97,318
3.250%, 10/25/20	100,000	93,985

		331,089

Specialty Retail (0.0%)
AutoZone, Inc. 4.000%, 11/15/20	100,000	94,447
Home Depot, Inc. 5.400%, 3/1/16	105,000	117,663
5.875%, 12/16/36	45,000	46,807

	Principal Amount	Value (Note 1)

Lowe’s Cos., Inc. 5.800%, 10/15/36	$45,000	$47,177

		306,094

Total Consumer Discretionary		37,131,881

Consumer Staples (0.8%)
Beverages (0.1%)
Anheuser-Busch Cos., Inc. 6.450%, 9/1/37	130,000	148,753
Bottling Group LLC 4.625%, 11/15/12	61,000	65,201
Coca-Cola Co. 3.150%, 11/15/20	100,000	93,829
Coca-Cola Refreshments USA, Inc.
7.375%, 3/3/14	56,000	65,281
Diageo Capital plc 5.500%, 9/30/16	213,000	238,941
Diageo Finance B.V. 5.300%, 10/28/15	95,000	105,702
PepsiCo, Inc. 7.900%, 11/1/18	144,000	185,272
4.875%, 11/1/40	100,000	97,035

		1,000,014

Food & Staples Retailing (0.4%)
Costco Wholesale Corp. 5.500%, 3/15/17	92,000	104,819
CVS Caremark Corp. 6.250%, 6/1/27	158,000	173,754
Kroger Co. 7.500%, 4/1/31	30,000	36,268
5.400%, 7/15/40	100,000	94,781
Safeway, Inc. 5.000%, 8/15/19	30,000	30,860
3.950%, 8/15/20	100,000	94,695
SUPERVALU, Inc. 8.000%, 5/1/16	3,300,000	3,159,750
Wal-Mart Stores, Inc. 5.000%, 4/5/12	254,000	266,895
5.250%, 9/1/35	102,000	102,647

		4,064,469

Food Products (0.3%)
Archer-Daniels-Midland Co. 6.450%, 1/15/38	25,000	28,709
Dean Foods Co. 9.750%, 12/15/18§	1,000,000	1,007,500
General Mills, Inc. 6.000%, 2/15/12	115,000	121,258
JBS USA LLC/JBS USA 11.625%, 5/1/14	1,500,000	1,755,000
Kellogg Co. 7.450%, 4/1/31	35,000	43,863
Kraft Foods, Inc. 6.125%, 8/23/18	150,000	171,510
7.000%, 8/11/37	45,000	52,682
6.875%, 2/1/38	66,000	76,630

		3,257,152

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/FRANKLIN CORE BALANCED PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2010

	Principal Amount	Value (Note 1)

Household Products (0.0%)
Kimberly-Clark Corp. 6.125%, 8/1/17	$50,000	$58,354
3.625%, 8/1/20	50,000	49,105
Procter & Gamble Co. 5.800%, 8/15/34	128,000	141,334

		248,793

Tobacco (0.0%)
Altria Group, Inc. 9.700%, 11/10/18	113,000	149,072
10.200%, 2/6/39	73,000	105,506
Philip Morris International, Inc. 5.650%, 5/16/18	63,000	71,028
6.375%, 5/16/38	100,000	116,069

		441,675

Total Consumer Staples		9,012,103

Energy (3.6%)
Energy Equipment & Services (0.2%)
Halliburton Co. 7.450%, 9/15/39	50,000	64,245
SESI LLC 6.875%, 6/1/14	2,000,000	2,030,000
Transocean, Inc. 6.800%, 3/15/38	30,000	30,746
Weatherford International Ltd. 5.500%, 2/15/16	75,000	79,583

		2,204,574

Oil, Gas & Consumable Fuels (3.4%)
Anadarko Petroleum Corp. 5.950%, 9/15/16	180,000	193,372
6.450%, 9/15/36	50,000	49,869
Antero Resources Finance Corp. 9.375%, 12/1/17	1,000,000	1,046,250
Apache Corp. 5.625%, 1/15/17	50,000	57,026
ATP Oil & Gas Corp. 11.875%, 5/1/15§	1,500,000	1,417,500
Canadian Natural Resources Ltd. 6.250%, 3/15/38	112,000	123,752
Cenovus Energy, Inc. 5.700%, 10/15/19	240,000	272,159
Chesapeake Energy Corp. 6.500%, 8/15/17	4,000,000	4,020,000
6.875%, 8/15/18	800,000	812,000
7.250%, 12/15/18	6,000,000	6,210,000
6.875%, 11/15/20	1,300,000	1,316,250
ConocoPhillips 4.600%, 1/15/15	250,000	272,486
6.500%, 2/1/39	50,000	59,455
Denbury Resources, Inc. 8.250%, 2/15/20	397,000	430,745
El Paso Corp. 7.750%, 1/15/32	1,700,000	1,691,043
EnCana Corp. 4.750%, 10/15/13	90,000	97,173
EnCana Holdings Finance Corp. 5.800%, 5/1/14	292,000	325,182

	Principal Amount	Value (Note 1)

Energy XXI Gulf Coast, Inc. 9.250%, 12/15/17§	$1,000,000	$1,040,000
Enterprise Products Operating LLC
6.450%, 9/1/40	100,000	107,945
EOG Resources, Inc. 5.625%, 6/1/19	15,000	16,564
4.100%, 2/1/21	100,000	98,352
Hess Corp. 7.300%, 8/15/31	25,000	29,983
Kinder Morgan Energy Partners LP
6.850%, 2/15/20	425,000	486,958
Linn Energy LLC/Linn Energy Finance Corp.
8.625%, 4/15/20§	1,700,000	1,831,750
Marathon Oil Corp. 6.600%, 10/1/37	45,000	51,401
Nabors Industries, Inc. 6.150%, 2/15/18	290,000	309,533
Nexen, Inc. 6.400%, 5/15/37	75,000	72,666
ONEOK Partners LP 8.625%, 3/1/19	100,000	124,763
Pemex Project Funding Master Trust
6.625%, 6/15/35	175,000	178,061
Petrobras International Finance Co.
5.750%, 1/20/20	265,000	274,956
Petro-Canada, Inc. 5.950%, 5/15/35	20,000	20,543
6.800%, 5/15/38	15,000	17,087
PetroHawk Energy Corp. 7.875%, 6/1/15	4,200,000	4,373,250
Plains All American Pipeline LP 6.500%, 5/1/18	40,000	44,791
SandRidge Energy, Inc. 9.875%, 5/15/16§	2,000,000	2,115,000
8.000%, 6/1/18 §	3,000,000	3,045,000
Shell International Finance B.V. 4.000%, 3/21/14	465,000	494,805
6.375%, 12/15/38	45,000	53,335
Spectra Energy Capital LLC 7.500%, 9/15/38	30,000	35,140
Statoil ASA
5.250%, 4/15/19	25,000	27,847
5.100%, 8/17/40	100,000	99,979
Suncor Energy, Inc. 6.100%, 6/1/18	165,000	189,714
TransCanada PipeLines Ltd. 7.125%, 1/15/19	118,000	144,441
Valero Energy Corp. 6.625%, 6/15/37	111,000	112,735
W&T Offshore, Inc. 8.250%, 6/15/14§	4,000,000	3,890,000
Williams Partners LP 5.250%, 3/15/20	100,000	103,660

		37,784,521

Total Energy		39,989,095

Financials (6.3%)
Capital Markets (0.3%)
Bank of New York Mellon Corp. 5.125%, 8/27/13	63,000	69,067
4.300%, 5/15/14	300,000	320,098

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/FRANKLIN CORE BALANCED PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2010

	Principal Amount	Value (Note 1)

Bear Stearns Cos. LLC 6.400%, 10/2/17	$155,000	$176,706
Credit Suisse Guernsey Ltd. 5.860%, 5/29/49 (l)	50,000	47,250
Deutsche Bank AG/London 4.875%, 5/20/13	316,000	338,824
Goldman Sachs Capital II 5.793%, 6/1/43 (l)	50,000	42,375
Goldman Sachs Group, Inc. 5.250%, 10/15/13	113,000	122,291
5.125%, 1/15/15	84,000	90,248
5.350%, 1/15/16	83,000	89,175
5.750%, 10/1/16	130,000	141,558
5.625%, 1/15/17	215,000	227,349
6.125%, 2/15/33	146,000	154,683
6.750%, 10/1/37	121,000	123,710
Morgan Stanley
6.600%, 4/1/12	63,000	67,124
5.300%, 3/1/13	82,000	87,381
4.750%, 4/1/14	75,000	76,802
4.200%, 11/20/14	275,000	280,950
5.450%, 1/9/17	251,000	260,291
7.300%, 5/13/19	200,000	225,128
Nomura Holdings, Inc.
5.000%, 3/4/15	75,000	78,194

		3,019,204

Commercial Banks (2.8%)
Barclays Bank plc
6.750%, 5/22/19	225,000	254,139
CapitalSource, Inc.
4.000%, 7/15/34 (e)	2,000,000	1,987,500
CIT Group, Inc.
7.000%, 5/1/15	6,000,000	6,015,000
7.000%, 5/1/16	7,000,000	7,026,250
7.000%, 5/1/17	7,000,000	7,017,500
Citigroup, Inc.
4.587%, 12/15/15	150,000	156,376
Credit Suisse AG/New York
4.375%, 8/5/20	250,000	245,450
HSBC Bank USA/New York
4.625%, 4/1/14	83,000	86,540
5.875%, 11/1/34	90,000	89,156
HSBC Holdings plc
6.500%, 5/2/36	92,000	96,055
JPMorgan Chase & Co.
4.250%, 10/15/20	100,000	97,665
JPMorgan Chase Bank N.A.
6.000%, 10/1/17	456,000	505,504
Kreditanstalt fuer Wiederaufbau 3.500%, 3/10/14	408,000	434,097
4.125%, 10/15/14	94,000	102,206
4.375%, 7/21/15	478,000	524,221
2.750%, 9/8/20	150,000	139,388
Landwirtschaftliche Rentenbank
5.125%, 2/1/17	123,000	138,207
PNC Funding Corp.
5.250%, 11/15/15	57,000	61,001
5.125%, 2/8/20	100,000	104,229
Royal Bank of Scotland plc
3.950%, 9/21/15	200,000	196,607

	Principal Amount	Value (Note 1)

U.S. Bancorp
1.375%, 9/13/13	$150,000	$149,927
UBS AG/Connecticut
5.875%, 7/15/16	300,000	322,824
Wachovia Bank N.A.
5.600%, 3/15/16	113,000	122,955
6.600%, 1/15/38	159,000	175,071
Wells Fargo & Co.
5.375%, 2/7/35	57,000	57,957
Wells Fargo Capital X
5.950%, 12/15/36	100,000	96,526
Wells Fargo Capital XIII
7.700%, 12/29/49 (l)	125,000	129,219
Wells Fargo Capital XV
9.750%, 9/29/49 (l)	4,000,000	4,450,000
Westpac Banking Corp.
2.100%, 8/2/13	100,000	101,016
1.850%, 12/9/13	250,000	250,674

		31,133,260

Consumer Finance (0.9%)
American Express Co.
4.875%, 7/15/13	358,000	382,704
8.125%, 5/20/19	85,000	105,758
6.800%, 9/1/66 (l)	30,000	29,700
Capital One Financial Corp.
7.375%, 5/23/14	275,000	312,931
Ford Motor Credit Co. LLC
8.000%, 6/1/14	5,000,000	5,508,535
7.000%, 4/15/15	2,000,000	2,149,224
HSBC Finance Corp.
6.676%, 1/15/21§	250,000	252,570
International Lease Finance Corp. 8.625%, 9/15/15§	500,000	537,500
8.750%, 3/15/17§	1,000,000	1,072,500
SLM Corp.
5.375%, 5/15/14	125,000	125,616
8.450%, 6/15/18	50,000	51,968

		10,529,006

Diversified Financial Services (2.0%)
Bank of America Corp.
2.100%, 4/30/12	323,000	329,707
4.875%, 1/15/13	89,000	92,745
4.750%, 8/1/15	75,000	77,194
5.250%, 12/1/15	476,000	484,021
5.625%, 10/14/16	75,000	77,760
5.650%, 5/1/18	550,000	561,975
Bank of America N.A.
5.300%, 3/15/17	106,000	107,424
BP Capital Markets plc
5.250%, 11/7/13	110,000	119,131
4.500%, 10/1/20	100,000	99,759
Capital One Capital III
7.686%, 8/15/36	25,000	25,000
Capital One Capital IV
6.745%, 2/17/37 (l)	20,000	19,750
Caterpillar Financial Services Corp.
7.150%, 2/15/19	235,000	288,971
CEVA Group plc
11.500%, 4/1/18 §	2,900,000	3,132,000

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/FRANKLIN CORE BALANCED PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2010

	Principal Amount	Value (Note 1)

Citigroup Funding, Inc.
2.250%, 12/10/12	$495,000	$509,163
Citigroup, Inc.
5.250%, 2/27/12	156,000	162,603
5.500%, 10/15/14	350,000	377,106
5.300%, 1/7/16	274,000	290,932
5.850%, 8/2/16	58,000	62,247
5.850%, 12/11/34	55,000	53,691
6.125%, 8/25/36	200,000	191,641
ConocoPhillips Canada Funding Co. I
5.625%, 10/15/16	146,000	165,941
Credit Suisse USA, Inc.
7.125%, 7/15/32	162,000	194,156
General Electric Capital Corp.
4.875%, 3/4/15	65,000	69,361
5.400%, 2/15/17	72,000	77,071
5.625%, 9/15/17	391,000	428,732
6.750%, 3/15/32	148,000	167,553
6.150%, 8/7/37	128,000	134,924
6.375%, 11/15/67 (l)	100,000	99,000
JPMorgan Chase & Co. 6.625%, 3/15/12	90,000	95,671
2.125%, 12/26/12	625,000	642,214
5.150%, 10/1/15	393,000	415,644
7.900%, 4/29/49 (l)	9,468,000	10,064,389
National Rural Utilities Cooperative Finance Corp.
5.450%, 4/10/17	82,000	90,420
Petroplus Finance Ltd. 7.000%, 5/1/17§	3,500,000	3,097,500
Unilever Capital Corp. 5.900%, 11/15/32	30,000	33,559

		22,838,955

Insurance (0.1%)
ACE INA Holdings, Inc. 5.875%, 6/15/14	81,000	90,820
Allstate Corp. 7.500%, 6/15/13	77,000	87,018
7.450%, 5/16/19	100,000	121,365
6.125%, 5/15/37 (l)	20,000	19,950
6.500%, 5/15/57 (l)	20,000	20,050
American International Group, Inc.
5.600%, 10/18/16	80,000	82,416
5.850%, 1/16/18	106,000	109,301
AON Corp. 5.000%, 9/30/20	50,000	50,465
Berkshire Hathaway Finance Corp.
4.750%, 5/15/12	110,000	115,830
Chubb Corp. 6.000%, 5/11/37	25,000	27,093
6.375%, 3/29/67 (l)	50,000	52,125
Hartford Financial Services Group, Inc.
6.100%, 10/1/41	75,000	70,832
Marsh & McLennan Cos., Inc. 9.250%, 4/15/19	35,000	44,160
MetLife, Inc.
6.125%, 12/1/11	79,000	82,856
6.750%, 6/1/16	225,000	260,992
5.700%, 6/15/35	67,000	68,391
6.400%, 12/15/36	50,000	47,000

	Principal Amount	Value (Note 1)

Nationwide Financial Services, Inc.
6.750%, 5/15/37	$10,000	$9,212
Prudential Financial, Inc. 5.100%, 9/20/14	200,000	214,833
6.625%, 6/21/40	50,000	55,791
Travelers Cos., Inc. 5.750%, 12/15/17	65,000	72,270
Travelers Property Casualty Corp.
6.375%, 3/15/33	25,000	27,885

		1,730,655

Real Estate Investment Trusts (REITs) (0.2%)
AvalonBay Communities, Inc. 6.125%, 11/1/12	75,000	80,926
Boston Properties LP 5.625%, 11/15/20	70,000	74,496
Boston Properties, Inc. 5.000%, 6/1/15	60,000	64,343
ERP Operating LP 5.250%, 9/15/14	45,000	49,075
HCP, Inc. 6.000%, 1/30/17	45,000	47,065
Hospitality Properties Trust 6.300%, 6/15/16	55,000	57,841
iStar Financial, Inc. 8.625%, 6/1/13	1,800,000	1,674,000
Simon Property Group LP 6.100%, 5/1/16	160,000	179,363

		2,227,109

Total Financials		71,478,189

Health Care (2.4%)
Biotechnology (0.0%)
Amgen, Inc. 3.450%, 10/1/20	150,000	142,926
6.400%, 2/1/39	40,000	46,065
Celgene Corp. 3.950%, 10/15/20	100,000	95,073

		284,064

Health Care Equipment & Supplies (0.0%)
Baxter International, Inc. 5.375%, 6/1/18	332,000	371,719
Covidien International Finance S.A.
6.000%, 10/15/17	187,000	212,527

		584,246

Health Care Providers & Services (2.1%)
Aetna, Inc. 6.000%, 6/15/16	116,000	132,282
HCA Holdings, Inc. 7.750%, 5/15/21§	1,500,000	1,500,000
HCA, Inc. 6.500%, 2/15/16	6,000,000	5,865,000
8.500%, 4/15/19	6,000,000	6,570,000
Medco Health Solutions, Inc. 4.125%, 9/15/20	100,000	96,693
Tenet Healthcare Corp. 9.250%, 2/1/15	5,000,000	5,325,000
U.S. Oncology Holdings, Inc. 6.737%, 3/15/12 PIK (l)	3,359,000	3,384,192

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/FRANKLIN CORE BALANCED PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2010

	Principal Amount	Value (Note 1)

UnitedHealth Group, Inc. 5.800%, 3/15/36	$86,000	$87,250
WellPoint, Inc. 5.250%, 1/15/16	150,000	164,930

		23,125,347

Pharmaceuticals (0.3%)
Abbott Laboratories, Inc. 5.875%, 5/15/16	61,000	70,419
5.125%, 4/1/19	50,000	55,053
6.000%, 4/1/39	125,000	141,115
AstraZeneca plc 5.900%, 9/15/17	63,000	72,956
Bristol-Myers Squibb Co. 5.250%, 8/15/13	164,000	181,288
Eli Lilly and Co. 5.200%, 3/15/17	283,000	313,688
GlaxoSmithKline Capital, Inc. 5.650%, 5/15/18	185,000	211,535
5.375%, 4/15/34	55,000	56,966
Johnson & Johnson 4.950%, 5/15/33	105,000	106,849
Merck & Co., Inc. 5.300%, 12/1/13	326,000	362,121
4.750%, 3/1/15	80,000	88,096
Mylan, Inc. 6.000%, 11/15/18§	1,500,000	1,473,750
Pfizer, Inc. 4.650%, 3/1/18	50,000	53,568
7.200%, 3/15/39	55,000	71,172
Wyeth 5.500%, 2/1/14	191,000	212,336

		3,470,912

Total Health Care		27,464,569

Industrials (2.3%)
Aerospace & Defense (0.1%)
Boeing Co. 5.000%, 3/15/14	450,000	493,640
Goodrich Corp. 3.600%, 2/1/21	100,000	94,483
6.800%, 7/1/36	25,000	27,983
Honeywell International, Inc. 5.400%, 3/15/16	94,000	106,409
5.300%, 3/1/18	85,000	94,590
Lockheed Martin Corp. 6.150%, 9/1/36	35,000	37,953
Northrop Grumman Corp. 3.500%, 3/15/21	100,000	93,089
Raytheon Co. 6.400%, 12/15/18	50,000	58,487
United Technologies Corp.
4.875%, 5/1/15	93,000	102,952
6.125%, 2/1/19	233,000	272,470

		1,382,056

Air Freight & Logistics (0.0%)
United Parcel Service, Inc.
5.500%, 1/15/18	60,000	68,162
4.875%, 11/15/40	50,000	48,430

		116,592

	Principal Amount	Value (Note 1)

Airlines (0.0%)
Southwest Airlines Co.
5.750%, 12/15/16	$50,000	$52,935

Building Products (0.0%)
CRH America, Inc.
6.000%, 9/30/16	83,000	88,566

Commercial Services & Supplies (0.2%)
Ceridian Corp.
11.250%, 11/15/15	2,000,000	1,980,000
Pitney Bowes, Inc.
5.000%, 3/15/15	50,000	52,540
R.R. Donnelley & Sons Co.
6.125%, 1/15/17	75,000	76,668
Republic Services, Inc.
5.250%, 11/15/21	100,000	105,388
Waste Management, Inc.
7.375%, 3/11/19	152,000	183,935

		2,398,531

Construction & Engineering (0.1%)
Abengoa Finance S.A.U.
8.875%, 11/1/17§	1,600,000	1,480,000

Industrial Conglomerates (0.5%)
3M Co. 5.700%, 3/15/37	25,000	27,336
General Electric Co.
5.000%, 2/1/13	623,000	665,970
RBS Global, Inc./Rexnord LLC
11.750%, 8/1/16	2,000,000	2,145,000
8.500%, 5/1/18	2,200,000	2,337,500
Tyco Electronics Group S.A.
6.550%, 10/1/17	100,000	113,642
Tyco International Finance S.A.
4.125%, 10/15/14	150,000	159,058

		5,448,506

Machinery (0.6%)
Deere & Co.
6.950%, 4/25/14	73,000	84,760
8.100%, 5/15/30	68,000	91,573
Manitowoc Co., Inc.
9.500%, 2/15/18	1,000,000	1,095,000
Terex Corp.
8.000%, 11/15/17	5,000,000	5,050,000

		6,321,333

Road & Rail (0.8%)
Burlington Northern Santa Fe LLC
5.750%, 3/15/18	265,000	298,587
Canadian National Railway Co.
5.550%, 5/15/18	48,000	54,059
6.200%, 6/1/36	55,000	62,695
CEVA Group plc
8.375%, 12/1/17§	900,000	909,000
CHC Helicopter S.A.
9.250%, 10/15/20§	1,500,000	1,552,500
CSX Corp.
5.500%, 8/1/13	66,000	71,897
7.375%, 2/1/19	100,000	120,624
Hertz Corp.
8.875%, 1/1/14	4,493,000	4,594,092

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/FRANKLIN CORE BALANCED PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2010

	Principal Amount	Value (Note 1)

Norfolk Southern Corp.
5.900%, 6/15/19	$40,000	$45,290
Union Pacific Corp.
6.150%, 5/1/37	25,000	27,244
United Rentals North America, Inc.
8.375%, 9/15/20	500,000	508,750

		8,244,738

Total Industrials		25,533,257

Information Technology (3.0%)
Communications Equipment (0.0%)
American Tower Corp.
5.050%, 9/1/20	75,000	73,758
Cisco Systems, Inc.
5.500%, 2/22/16	121,000	138,075
5.900%, 2/15/39	80,000	88,600

		300,433

Computers & Peripherals (0.1%)
Dell, Inc.
2.300%, 9/10/15	200,000	194,953
Hewlett-Packard Co.
5.500%, 3/1/18	156,000	175,770
Seagate HDD Cayman
7.750%, 12/15/18§	1,000,000	1,012,500

		1,383,223

Electronic Equipment, Instruments & Components (0.2%)
Sanmina-SCI Corp.
8.125%, 3/1/16	2,000,000	2,020,000

Internet Software & Services (0.0%)
eBay, Inc.
3.250%, 10/15/20	50,000	46,508

IT Services (1.5%)
First Data Corp.
9.875%, 9/24/15	450,000	426,905
8.250%, 1/15/21§	2,009,000	1,928,640
12.625%, 1/15/21§	4,025,000	3,843,875
8.750%, 1/15/22 PIK§	2,014,000	1,948,545
Term Loan
3.003%, 9/24/14 (l)	9,366,456	8,631,779
International Business Machines Corp.
4.750%, 11/29/12	152,000	163,185
5.600%, 11/30/39	135,000	147,086

		17,090,015

Office Electronics (0.1%)
CDW LLC/CDW Finance Corp.
12.535%, 10/12/17	750,000	742,500
Xerox Corp.
5.500%, 5/15/12	100,000	105,621

		848,121

Semiconductors & Semiconductor Equipment (1.1%)
Freescale Semiconductor, Inc.
10.125%, 12/15/16	1,750,000	1,841,875
9.250%, 4/15/18§	3,300,000	3,630,000
10.750%, 8/1/20§	5,750,000	6,267,500

		11,739,375

	Principal Amount		Value (Note 1)

Software (0.0%)
Microsoft Corp.
2.950%, 6/1/14		$85,000	$88,483
4.500%, 10/1/40		50,000	46,808
Oracle Corp.
3.750%, 7/8/14		135,000	143,488
5.375%, 7/15/40§		100,000	101,262

			380,041

Total Information Technology			33,807,716

Materials (1.1%)
Chemicals (0.5%)
Dow Chemical Co.
7.600%, 5/15/14		75,000	86,504
8.550%, 5/15/19		50,000	62,663
9.400%, 5/15/39		40,000	58,057
E.I. du Pont de Nemours & Co.
5.250%, 12/15/16		94,000	105,140
4.900%, 1/15/41		50,000	48,772
Huntsman International LLC
7.375%, 1/1/15		425,000	434,562
8.625%, 3/15/21§		300,000	324,000
Ineos Group Holdings plc
7.875%, 2/15/16§	EUR	4,000,000	4,783,954
Lubrizol Corp.
8.875%, 2/1/19		$55,000	69,215
Potash Corp of Saskatchewan, Inc.
5.875%, 12/1/36		20,000	20,687

			5,993,554

Containers & Packaging (0.1%)
Berry Plastics Corp.
9.750%, 1/15/21§		1,000,000	990,000

Metals & Mining (0.4%)
Alcoa, Inc.
5.375%, 1/15/13		100,000	106,597
5.550%, 2/1/17		100,000	103,860
ArcelorMittal S.A.
6.125%, 6/1/18		205,000	218,425
Barrick Gold Finance Co.
4.875%, 11/15/14		125,000	137,369
BHP Billiton Finance USA Ltd.
5.250%, 12/15/15		50,000	55,529
6.500%, 4/1/19		160,000	190,263
Consol Energy, Inc.
8.250%, 4/1/20§		1,400,000	1,512,000
FMG Resources Pty Ltd.
7.000%, 11/1/15§		1,100,000	1,127,500
6.875%, 2/1/18§		1,000,000	995,000
Newmont Mining Corp.
5.875%, 4/1/35		30,000	31,370
Rio Tinto Alcan, Inc.
4.500%, 5/15/13		210,000	224,939
Rio Tinto Finance USA Ltd.
8.950%, 5/1/14		200,000	242,144
Teck Resources Ltd.
4.500%, 1/15/21		100,000	101,671
Vale Overseas Ltd.
6.875%, 11/21/36		117,000	128,698

			5,175,365

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/FRANKLIN CORE BALANCED PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2010

	Principal Amount		Value (Note 1)

Paper & Forest Products (0.1%)
International Paper Co.
9.375%, 5/15/19		$40,000	$51,452
7.500%, 8/15/21		50,000	59,058
NewPage Corp.
10.000%, 5/1/12		1,000,000	570,000

			680,510

Total Materials			12,839,429

Telecommunication Services (1.0%)
Diversified Telecommunication Services (0.6%)
AT&T, Inc.
5.875%, 8/15/12		61,000	65,722
5.100%, 9/15/14		109,000	119,257
5.500%, 2/1/18		75,000	83,316
6.150%, 9/15/34		158,000	163,175
6.550%, 2/15/39		45,000	48,980
BellSouth Corp.
5.200%, 9/15/14		62,000	67,684
British Telecommunications plc
9.875%, 12/15/30		80,000	106,626
Clearwire Communications LLC/Clearwire Finance, Inc.
12.000%, 12/1/15§		1,500,000	1,616,250
Deutsche Telekom International Finance B.V.
5.250%, 7/22/13		96,000	103,972
8.750%, 6/15/30		57,000	76,605
Embarq Corp.
6.738%, 6/1/13		150,000	162,932
France Telecom S.A.
4.375%, 7/8/14		100,000	106,847
Frontier Communications Corp.
8.250%, 4/15/17		700,000	768,250
8.500%, 4/15/20		700,000	764,750
Qwest Corp.
8.375%, 5/1/16		140,000	165,900
Telecom Italia Capital S.A.
5.250%, 10/1/15		368,000	376,780
Telefonica Emisiones S.A.U.
6.421%, 6/20/16		299,000	326,805
Verizon Communications, Inc.
7.375%, 9/1/12		76,000	83,910
4.900%, 9/15/15		82,000	90,049
8.750%, 11/1/18		300,000	391,745
7.750%, 12/1/30		155,000	192,286
Virgin Media Secured Finance plc
7.000%, 1/15/18	GBP	900,000	1,487,381

			7,369,222

Wireless Telecommunication Services (0.4%)
America Movil S.A.B. de C.V.
6.375%, 3/1/35		$50,000	54,804
AT&T Mobility LLC
7.125%, 12/15/31		280,000	328,377
Cellco Partnership/Verizon Wireless Capital LLC
7.375%, 11/15/13		100,000	115,856
Cricket Communications, Inc.
7.750%, 10/15/20§		3,500,000	3,333,750
Rogers Communications, Inc.
7.250%, 12/15/12		105,000	117,004

	Principal Amount	Value (Note 1)

Vodafone Group plc
5.000%, 12/16/13	$94,000	$102,327
4.150%, 6/10/14	45,000	47,303
6.150%, 2/27/37	25,000	26,762

		4,126,183

Total Telecommunication Services		11,495,405

Utilities (3.8%)
Electric Utilities (2.6%)
Alabama Power Co.
5.700%, 2/15/33	25,000	26,155
Baltimore Gas & Electric Co.
5.900%, 10/1/16	122,000	137,090
Calpine Construction Finance Co. LP/CCFC Finance Corp.
8.000%, 6/1/16§	1,000,000	1,062,500
Commonwealth Edison Co.
6.150%, 9/15/17	144,000	164,256
Consolidated Edison Co. of New York, Inc.
Series 05-C 5.375%, 12/15/15	85,000	95,536
Series 08-A 5.850%, 4/1/18	175,000	201,051
Detroit Edison Co.
3.450%, 10/1/20	100,000	95,572
Duke Energy Carolinas LLC
7.000%, 11/15/18	26,000	31,799
Duke Energy Corp.
6.250%, 1/15/12	182,000	192,136
5.050%, 9/15/19	165,000	174,833
Duke Energy Indiana, Inc.
3.750%, 7/15/20	100,000	97,624
Edison International
3.750%, 9/15/17	100,000	99,294
Energy Future Holdings Corp.
Series R 6.550%, 11/15/34	9,000,000	3,195,000
Entergy Corp.
5.125%, 9/15/20	50,000	49,328
Exelon Corp.
5.625%, 6/15/35	80,000	76,166
FirstEnergy Corp.
7.375%, 11/15/31	160,000	168,666
Florida Power & Light Co.
5.850%, 5/1/37	30,000	32,772
Georgia Power Co.
6.000%, 11/1/13	60,000	67,087
5.950%, 2/1/39	90,000	98,199
LG&E and KU Energy LLC
3.750%, 11/15/20§	100,000	95,203
MidAmerican Energy Holdings Co.
5.875%, 10/1/12	76,000	82,001
5.750%, 4/1/18	70,000	78,879
6.125%, 4/1/36	130,000	140,425
Northern States Power Co.
5.250%, 3/1/18	25,000	27,576
Series B 8.000%, 8/28/12	90,000	100,010
Ohio Power Co.
6.000%, 6/1/16	65,000	73,173

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/FRANKLIN CORE BALANCED PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2010

	Principal Amount	Value (Note 1)

Series G 6.600%, 2/15/33	$125,000	$139,014
Oncor Electric Delivery Co. LLC
6.375%, 5/1/12	79,000	84,110
6.375%, 1/15/15	265,000	300,510
Pacific Gas & Electric Co.
4.800%, 3/1/14	75,000	80,600
5.800%, 3/1/37	65,000	68,888
Progress Energy, Inc.
7.750%, 3/1/31	135,000	168,820
PSEG Power LLC
5.500%, 12/1/15	325,000	356,650
Public Service Co. of New Mexico
7.950%, 5/15/18	1,300,000	1,461,009
Southern California Edison Co.
6.000%, 1/15/34	45,000	49,472
Texas Competitive Electric Holdings Co. LLC
3.764%, 10/10/14 (l)	9,153,132	7,061,079
10.250%, 11/1/15	8,500,000	4,802,500
10.500%, 11/1/16 PIK	74,952	37,476
15.000%, 4/1/21§	5,258,000	4,600,750
Term Loan
3.764%, 10/10/14 (l)	3,979,900	3,069,951
Virginia Electric & Power Co.
Series A 5.950%, 9/15/17	100,000	114,947

		29,058,107

Gas Utilities (0.1%)
Atmos Energy Corp.
8.500%, 3/15/19	70,000	87,623
Enbridge, Inc.
5.600%, 4/1/17	250,000	281,373
Energy Transfer Equity LP
7.500%, 10/15/20	1,200,000	1,236,000
TransCanada PipeLines Ltd.
6.100%, 6/1/40	100,000	110,078

		1,715,074

Independent Power Producers & Energy Traders (0.7%)
Dynegy Holdings, Inc.
7.500%, 6/1/15	2,000,000	1,510,000
8.375%, 5/1/16	2,500,000	1,868,750
7.750%, 6/1/19	3,500,000	2,336,250
GenOn Energy, Inc.
7.875%, 6/15/17	1,800,000	1,746,000
Tennessee Valley Authority
5.250%, 9/15/39	100,000	105,722

		7,566,722

Multi-Utilities (0.4%)
Calpine Corp.
7.250%, 10/15/17§	1,000,000	1,000,000
7.875%, 7/31/20§	800,000	810,000
7.500%, 2/15/21§	1,000,000	985,000
Dominion Resources, Inc.
5.000%, 12/1/14	81,000	88,076
8.875%, 1/15/19	163,000	211,202
5.950%, 6/15/35	30,000	31,881
DTE Energy Co.
6.350%, 6/1/16	60,000	67,469

	Principal Amount	Value (Note 1)

Dynegy-Roseton/Danskammer Trust
Series B 7.670%, 11/8/16	$750,000	$705,000
Sempra Energy
6.000%, 10/15/39	70,000	73,962

		3,972,590

Total Utilities		42,312,493

Total Corporate Bonds		311,064,137

Government Securities (15.7%)
Agency ABS (0.2%)
Federal Home Loan Bank
0.875%, 8/22/12	300,000	301,492
Federal National Mortgage Association
0.500%, 10/30/12	500,000	498,678
1.500%, 6/26/13	1,090,000	1,105,633

		1,905,803

Foreign Governments (0.3%)
Canadian Government Bond
2.375%, 9/10/14	285,000	293,842
Federative Republic of Brazil
8.000%, 1/15/18	445,000	520,650
5.875%, 1/15/19	155,000	172,050
5.625%, 1/7/41	200,000	198,500
Province of British Columbia
4.300%, 5/30/13	15,000	16,155
Province of Nova Scotia
5.125%, 1/26/17	50,000	55,669
Province of Ontario
4.100%, 6/16/14	590,000	637,313
4.500%, 2/3/15	96,000	104,875
4.750%, 1/19/16	47,000	51,811
Province of Quebec
4.600%, 5/26/15	47,000	51,591
7.500%, 9/15/29	82,000	112,599
Republic of Hungary
6.250%, 1/29/20	50,000	48,378
Republic of Italy
4.375%, 6/15/13	78,000	81,154
4.500%, 1/21/15	129,000	132,544
4.750%, 1/25/16	49,000	49,922
6.875%, 9/27/23	29,000	31,960
5.375%, 6/15/33	122,000	114,790
Republic of Panama
6.700%, 1/26/36	100,000	111,500
Republic of Peru
7.125%, 3/30/19	260,000	310,700
Republic of Poland
5.000%, 10/19/15	33,000	35,056
Republic of South Africa
6.500%, 6/2/14	31,000	34,875
United Mexican States
6.375%, 1/16/13	106,000	115,805
5.125%, 1/15/20	100,000	104,250
6.750%, 9/27/34	194,000	218,250

		3,604,239

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/FRANKLIN CORE BALANCED PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2010

	Principal Amount	Value (Note 1)

Municipal Bonds (0.3%)
Los Angeles, California Community College District
6.750%, 8/1/49	$50,000	$51,600
Metropolitan Transportation Authority
7.336%, 11/15/39	105,000	115,823
Municipal Electric Authority of Georgia
6.655%, 4/1/57	150,000	145,083
New Jersey State Turnpike Authority
7.414%, 1/1/40	140,000	153,664
Port Authority of New York & New Jersey
6.040%, 12/1/29	70,000	69,535
Rutgers State University of New Jersey
5.665%, 5/1/40	50,000	49,627
State of California
7.950%, 3/1/36	2,000,000	2,051,220
7.550%, 4/1/39	200,000	207,428
State of Illinois
5.100%, 6/1/33	230,000	172,079
State of Massachusetts
5.731%, 6/1/40	50,000	52,645

		3,068,704

Supranational (0.2%)
Asian Development Bank
2.625%, 2/9/15	360,000	370,648
Eksportfinans A/S
5.500%, 5/25/16	60,000	67,534
European Investment Bank
4.250%, 7/15/13	200,000	215,169
3.000%, 4/8/14	130,000	136,240
4.625%, 5/15/14	123,000	135,360
4.625%, 10/20/15	665,000	735,035
Inter-American Development Bank
5.125%, 9/13/16	375,000	426,809
International Bank for Reconstruction & Development
7.625%, 1/19/23	137,000	187,519
Korea Development Bank
3.250%, 3/9/16	100,000	97,245

		2,371,559

U.S. Government Agencies (7.9%)
Federal Farm Credit Bank
4.875%, 1/17/17	180,000	201,659
Federal Home Loan Bank
4.000%, 9/6/13	400,000	430,743
3.625%, 10/18/13	1,010,000	1,078,486
5.250%, 6/5/17	595,000	678,273
Federal Home Loan Mortgage Corp.
5.125%, 7/15/12	2,341,000	2,502,744
4.875%, 11/15/13	1,619,000	1,794,579
5.500%, 11/1/18	58,215	62,679
5.500%, 5/1/20	37,168	39,984
5.500%, 12/1/21	93,483	100,564
5.500%, 3/1/22	104,966	112,818
6.750%, 9/15/29	178,000	226,535
6.250%, 7/15/32	264,000	322,488
6.000%, 12/1/33	294,010	321,538
5.000%, 10/1/35	2,377,531	2,500,215
6.000%, 8/1/36	2,275,872	2,467,632
5.657%, 11/1/36 (l)	1,001,815	1,059,520

	Principal Amount	Value (Note 1)

6.000%, 11/1/36	$2,324,347	$2,520,191
5.927%, 4/1/37 (l)	718,413	769,825
5.000%, 1/1/38	929,433	974,343
4.500%, 10/1/39	3,738,758	3,834,272
3.677%, 9/1/40 (l)	184,479	191,850
4.500%, 9/1/40	1,958,629	2,008,666
4.000%, 11/1/40	1,996,359	1,984,272
4.000%, 1/15/26 TBA	600,000	616,406
4.500%, 1/15/26 TBA	1,000,000	1,045,078
5.000%, 1/15/41 TBA	1,000,000	1,048,828
5.500%, 1/15/41 TBA	1,500,000	1,598,321
Federal National Mortgage Association
1.750%, 8/10/12	1,000,000	1,018,683
3.000%, 9/16/14	610,000	642,505
4.625%, 10/15/14	251,000	279,169
5.000%, 4/15/15	408,000	461,811
5.375%, 6/12/17	2,371,000	2,729,924
5.000%, 11/1/18	388,807	416,100
5.000%, 12/1/18	648,376	693,255
5.000%, 10/1/19	238,002	254,559
5.500%, 3/1/20	81,347	87,811
4.500%, 9/1/20	977,413	1,033,271
5.000%, 1/1/21	514,375	549,981
6.000%, 9/1/21	125,269	136,411
5.500%, 12/1/22	700,468	755,027
4.500%, 4/1/24	496,047	519,978
4.000%, 6/1/24	826,393	851,636
4.000%, 1/1/25	113,183	117,207
4.000%, 2/1/25	464,051	478,226
4.000%, 3/1/25	549,423	566,206
4.500%, 5/1/25	1,146,305	1,201,248
6.250%, 5/15/29	164,000	201,205
4.000%, 12/1/30	401,074	406,573
5.500%, 7/1/33	1,873,242	2,015,125
5.000%, 11/1/33	2,030,531	2,143,479
5.000%, 6/1/35	1,075,190	1,134,325
4.500%, 10/1/35	563,705	581,034
5.500%, 1/1/36	1,413,910	1,518,793
5.500%, 1/1/37	617,418	660,902
5.000%, 5/1/37	300,995	316,562
5.000%, 7/1/37	76,947	80,926
6.000%, 9/1/37	981,106	1,065,532
6.000%, 12/1/37	52,996	57,537
6.000%, 5/1/38	164,841	178,866
6.000%, 8/1/38	135,603	147,119
6.500%, 9/1/38	1,117,202	1,239,919
6.000%, 11/1/38	55,554	60,306
6.500%, 1/1/39	1,606,786	1,783,282
5.500%, 3/1/39	3,306,871	3,533,573
4.500%, 6/1/39	1,117,875	1,148,398
4.500%, 7/1/39	2,108,293	2,165,859
5.000%, 7/1/39	890,562	935,925
4.000%, 8/1/39	756,898	754,828
4.000%, 9/1/39	477,942	476,038
6.000%, 9/1/39	1,735,197	1,883,909
5.000%, 3/1/40	1,090,006	1,145,529
4.500%, 4/1/40	364,746	374,705
4.500%, 7/1/40	640,573	658,064
4.000%, 10/1/40	340,970	339,611
3.237%, 11/1/40 (l)	363,461	369,215
4.000%, 11/1/40	660,259	657,628
3.500%, 1/25/26 TBA	1,000,000	1,007,188

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/FRANKLIN CORE BALANCED PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2010

	Principal Amount	Value (Note 1)

4.000%, 1/25/26 TBA	$1,000,000	$1,029,609
5.000%, 1/25/26 TBA	300,000	318,539
4.000%, 1/25/41 TBA	1,000,000	994,766
4.500%, 1/25/41 TBA	1,000,000	1,026,640
Government National Mortgage Association
5.500%, 5/20/36	2,479,166	2,676,531
4.500%, 3/15/39	1,964,101	2,041,975
5.000%, 9/15/39	889,156	945,388
5.000%, 7/20/40	1,999,196	2,125,552
5.000%, 9/20/40	1,986,579	2,114,620
4.500%, 10/20/40	1,990,525	2,069,757
4.000%, 1/15/41 TBA	1,000,000	1,006,797

		88,677,646

U.S. Treasuries (6.8%)
U.S. Treasury Bonds
8.750%, 5/15/17	501,000	687,857
8.125%, 8/15/19	629,000	876,325
3.625%, 2/15/20	695,000	721,279
8.500%, 2/15/20	592,000	847,023
8.000%, 11/15/21	470,000	664,756
6.250%, 8/15/23	1,380,000	1,734,487
6.375%, 8/15/27	1,138,000	1,464,464
5.375%, 2/15/31	282,000	329,191
4.500%, 2/15/36	300,000	310,594
5.000%, 5/15/37	44,000	49,094
4.375%, 2/15/38	587,000	593,237
4.500%, 5/15/38	1,150,000	1,184,859
4.250%, 5/15/39	90,000	88,664
4.500%, 8/15/39	325,000	333,734
4.375%, 11/15/39	915,000	919,860
4.625%, 2/15/40	830,000	869,425
4.375%, 5/15/40	1,040,000	1,045,034
3.875%, 8/15/40	200,000	184,219
4.250%, 11/15/40	950,000	934,563
U.S. Treasury Notes
0.875%, 2/29/12	2,850,000	2,866,587
4.625%, 2/29/12	2,780,000	2,916,067
1.000%, 4/30/12	1,180,000	1,189,546
1.375%, 5/15/12	2,275,000	2,305,214
1.875%, 6/15/12	910,000	929,160
0.625%, 6/30/12	5,000,000	5,014,850
0.375%, 9/30/12	2,000,000	1,995,234
4.250%, 9/30/12	522,000	556,114
3.875%, 10/31/12	727,000	771,273
1.125%, 12/15/12	1,000,000	1,010,273
1.375%, 2/15/13	3,825,000	3,882,673
1.750%, 4/15/13	4,250,000	4,347,623
0.500%, 10/15/13	1,500,000	1,483,242
1.500%, 12/31/13	1,396,000	1,416,068
2.375%, 8/31/14	49,000	50,761
4.000%, 2/15/15	284,000	311,135
2.375%, 2/28/15	1,130,000	1,164,612
4.125%, 5/15/15	312,000	343,566
1.875%, 6/30/15	800,000	803,187
1.750%, 7/31/15	900,000	897,120
1.250%, 8/31/15	2,400,000	2,334,187
1.250%, 9/30/15	1,500,000	1,455,351
1.250%, 10/31/15	2,400,000	2,322,749
1.375%, 11/30/15	4,000,000	3,887,188
3.250%, 6/30/16	685,000	722,193

	Principal Amount	Value (Note 1)

4.875%, 8/15/16	$372,000	$423,993
3.000%, 2/28/17	240,000	247,500
3.250%, 3/31/17	3,050,000	3,185,344
4.500%, 5/15/17	1,627,000	1,820,460
4.250%, 11/15/17	730,000	804,768
2.250%, 11/30/17	4,100,000	3,986,930
3.625%, 8/15/19	615,000	642,483
3.375%, 11/15/19	3,065,000	3,128,933
3.500%, 5/15/20	3,940,000	4,036,057

		77,091,106

Total Government Securities		176,719,057

Total Long-Term Debt Securities (44.6%) (Cost $487,678,107)		501,708,813

	Number of Shares	Value (Note 1)
CONVERTIBLE PREFERRED STOCKS:
Consumer Discretionary (0.2%)
Automobiles (0.2%)
Motors Liquidation Co.
6.250%*	200,000	1,670,000

Total Consumer Discretionary		1,670,000

Financials (2.2%)
Commercial Banks (0.6%)
Wells Fargo & Co.
7.500%	7,000	7,003,850

Diversified Financial Services (1.3%)
Bank of America Corp.
7.250%	8,210	7,850,813
Citigroup, Inc.
7.500%	50,000	6,834,500

		14,685,313

Real Estate Investment Trusts (REITs) (0.3%)
FelCor Lodging Trust, Inc.
1.950%*	130,000	3,205,306

Thrifts & Mortgage Finance (0.0%)
Fannie Mae
5.375%*	80	140,000
8.750%*	189,400	94,700

		234,700

Total Financials		25,129,169

Total Convertible Preferred Stocks (2.4%) (Cost $38,898,040)		26,799,169

PREFERRED STOCKS:
Consumer Discretionary (0.1%)
Automobiles (0.1%)
General Motors Co.
4.750%*	29,500	1,596,245

Total Consumer Discretionary		1,596,245

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/FRANKLIN CORE BALANCED PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2010

	Number of Shares	Value (Note 1)

Energy (0.6%)
Oil, Gas & Consumable Fuels (0.6%)
Chesapeake Energy Corp.
5.750%§	2,500	$2,778,125
SandRidge Energy, Inc.
7.000%*§	30,000	3,577,500

Total Energy		6,355,625

Financials (0.4%)
Commercial Banks (0.3%)
GMAC, Inc.
7.000%§	4,046	3,823,849

Thrifts & Mortgage Finance (0.1%)
Fannie Mae
6.750%*	200,000	110,000
7.625%*	306,800	156,468
8.250% (l)*	149,600	83,776
Freddie Mac
8.375% (l)*	288,100	181,215

		531,459

Total Financials		4,355,308

Health Care (0.1%)
Health Care Providers & Services (0.1%)
Tenet Healthcare Corp.
7.000%	1,500	1,635,000

Total Health Care		1,635,000

Materials (0.1%)
Metals & Mining (0.1%)
AngloGold Ashanti Ltd.
6.000%	20,000	1,109,600

Total Materials		1,109,600

Utilities (0.1%)
Electric Utilities (0.1%)
NextEra Energy, Inc.
8.375%	20,000	992,800

Total Utilities		992,800

Total Preferred Stocks (1.4%) (Cost $35,350,379)		16,044,578

COMMON STOCKS:
Consumer Discretionary (3.3%)
Auto Components (0.1%)
Goodyear Tire & Rubber Co.*	4,300	50,955
Johnson Controls, Inc.	13,245	505,959

		556,914

Automobiles (0.1%)
Ford Motor Co.*	73,817	1,239,387
Harley-Davidson, Inc.	4,646	161,077

		1,400,464

Distributors (0.0%)
Genuine Parts Co.	3,118	160,078

Diversified Consumer Services (0.0%)
Apollo Group, Inc., Class A*	2,400	94,776
DeVry, Inc.	1,100	52,778

	Number of Shares	Value (Note 1)

H&R Block, Inc.	6,085	$72,473

		220,027

Hotels, Restaurants & Leisure (0.3%)
Carnival Corp.	8,495	391,704
Darden Restaurants, Inc.	2,724	126,503
International Game Technology	5,500	97,295
Marriott International, Inc., Class A	5,531	229,758
McDonald’s Corp.	20,839	1,599,602
Starbucks Corp.	14,658	470,961
Starwood Hotels & Resorts Worldwide, Inc.	3,702	225,007
Wyndham Worldwide Corp.	3,451	103,392
Wynn Resorts Ltd.	1,438	149,322
Yum! Brands, Inc.	9,235	452,977

		3,846,521

Household Durables (0.1%)
D.R. Horton, Inc.	5,000	59,650
Fortune Brands, Inc.	3,010	181,352
Harman International Industries, Inc.*	1,372	63,524
Leggett & Platt, Inc.	2,888	65,731
Lennar Corp., Class A	2,800	52,500
Newell Rubbermaid, Inc.	5,726	104,099
Pulte Group, Inc.*	6,190	46,549
Stanley Black & Decker, Inc.	3,258	217,862
Whirlpool Corp.	1,499	133,156

		924,423

Internet & Catalog Retail (0.2%)
Amazon.com, Inc.*	6,946	1,250,280
Expedia, Inc.	3,900	97,851
Netflix, Inc.*	856	150,399
priceline.com, Inc.*	968	386,765

		1,885,295

Leisure Equipment & Products (0.0%)
Hasbro, Inc.	2,715	128,094
Mattel, Inc.	7,143	181,646

		309,740

Media (1.7%)
Cablevision Systems Corp. - New York Group, Class A	4,735	160,232
CBS Corp., Class B	13,460	256,413
Charter Communications, Inc., Class A*	164,313	6,398,348
Comcast Corp., Class A	254,221	5,585,235
Dex One Corp.*	115,741	863,428
DIRECTV, Class A*	16,445	656,649
Discovery Communications, Inc., Class A*	5,608	233,854
Gannett Co., Inc.	4,713	71,119
Interpublic Group of Cos., Inc.*	9,640	102,377
McGraw-Hill Cos., Inc.	6,094	221,883
Meredith Corp.	719	24,913
News Corp., Class A	44,600	649,376
Omnicom Group, Inc.	5,900	270,220
Scripps Networks Interactive, Inc., Class A	1,777	91,960

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/FRANKLIN CORE BALANCED PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2010

	Number of Shares	Value (Note 1)

Time Warner Cable, Inc.	7,017	$463,332
Time Warner, Inc.	21,880	703,880
Viacom, Inc., Class B	11,924	472,310
Walt Disney Co.	37,350	1,400,998
Washington Post Co., Class B	108	47,466

		18,673,993

Multiline Retail (0.2%)
Big Lots, Inc.*	1,490	45,385
Family Dollar Stores, Inc.	2,500	124,275
J.C. Penney Co., Inc.	4,664	150,694
Kohl’s Corp.*	6,088	330,822
Macy’s, Inc.	8,353	211,331
Nordstrom, Inc.	3,320	140,702
Sears Holdings Corp.*	868	64,015
Target Corp.	13,966	839,775

		1,906,999

Specialty Retail (0.5%)
Abercrombie & Fitch Co., Class A	1,733	99,873
AutoNation, Inc.*	1,255	35,391
AutoZone, Inc.*	537	146,381
Bed Bath & Beyond, Inc.*	5,122	251,746
Best Buy Co., Inc.	6,600	226,314
CarMax, Inc.*	4,392	140,017
GameStop Corp., Class A*	2,986	68,320
Gap, Inc.	8,667	191,887
Home Depot, Inc.	77,083	2,702,530
Limited Brands, Inc.	5,000	153,650
Lowe’s Cos., Inc.	27,220	682,678
O’Reilly Automotive, Inc.*	2,698	163,013
RadioShack Corp.	2,100	38,829
Ross Stores, Inc.	2,300	145,475
Staples, Inc.	14,000	318,780
Tiffany & Co.	2,493	155,239
TJX Cos., Inc.	7,807	346,553
Urban Outfitters, Inc.*	2,540	90,957

		5,957,633

Textiles, Apparel & Luxury Goods (0.1%)
Coach, Inc.	5,846	323,342
NIKE, Inc., Class B	7,518	642,188
Polo Ralph Lauren Corp.	1,275	141,423
VF Corp.	1,712	147,540

		1,254,493

Total Consumer Discretionary		37,096,580

Consumer Staples (2.7%)
Beverages (1.1%)
Brown-Forman Corp., Class B	2,046	142,442
Coca-Cola Co.	45,801	3,012,332
Coca-Cola Enterprises, Inc.	6,500	162,695
Constellation Brands, Inc., Class A*	3,493	77,370
Diageo plc	150,000	2,771,300
Dr. Pepper Snapple Group, Inc.	4,578	160,962
Molson Coors Brewing Co., Class B	3,120	156,593

	Number of Shares	Value (Note 1)

PepsiCo, Inc.	81,260	$5,308,716

		11,792,410

Food & Staples Retailing (0.5%)
Costco Wholesale Corp.	8,527	615,735
CVS Caremark Corp.	26,801	931,871
Kroger Co.	12,799	286,186
Safeway, Inc.	7,353	165,369
SUPERVALU, Inc.	3,700	35,631
Sysco Corp.	11,623	341,716
Walgreen Co.	18,260	711,409
Wal-Mart Stores, Inc.	38,642	2,083,963
Whole Foods Market, Inc.*	2,881	145,750

		5,317,630

Food Products (0.4%)
Archer-Daniels-Midland Co.	12,674	381,234
Campbell Soup Co.	3,696	128,436
ConAgra Foods, Inc.	8,699	196,423
Dean Foods Co.*	4,000	35,360
General Mills, Inc.	12,662	450,641
H.J. Heinz Co.	6,217	307,493
Hershey Co.	3,069	144,703
Hormel Foods Corp.	1,365	69,970
J.M. Smucker Co.	2,357	154,737
Kellogg Co.	4,985	254,634
Kraft Foods, Inc., Class A	34,454	1,085,645
McCormick & Co., Inc. (Non-Voting)	2,608	121,350
Mead Johnson Nutrition Co.	4,035	251,179
Sara Lee Corp.	12,609	220,784
Tyson Foods, Inc., Class A	5,878	101,219

		3,903,808

Household Products (0.4%)
Clorox Co.	2,754	174,273
Colgate-Palmolive Co.	9,521	765,203
Kimberly-Clark Corp.	8,043	507,031
Procter & Gamble Co.	55,212	3,551,788

		4,998,295

Personal Products (0.0%)
Avon Products, Inc.	8,451	245,586
Estee Lauder Cos., Inc., Class A	2,251	181,656

		427,242

Tobacco (0.3%)
Altria Group, Inc.	40,900	1,006,958
Lorillard, Inc.	2,900	237,974
Philip Morris International, Inc.	35,788	2,094,672
Reynolds American, Inc.	6,670	217,575

		3,557,179

Total Consumer Staples		29,996,564

Energy (7.0%)
Energy Equipment & Services (1.1%)
Baker Hughes, Inc.	38,507	2,201,445
Cameron International Corp.*	4,784	242,692
Diamond Offshore Drilling, Inc.	1,360	90,943

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/FRANKLIN CORE BALANCED PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2010

	Number of Shares	Value (Note 1)

FMC Technologies, Inc.*	2,361	$209,917
Halliburton Co.	17,940	732,490
Helmerich & Payne, Inc.	2,091	101,372
Nabors Industries Ltd.*	5,629	132,056
National Oilwell Varco, Inc.	8,262	555,619
Rowan Cos., Inc.*	2,490	86,926
Schlumberger Ltd.	56,811	4,743,719
Weatherford International Ltd.*	125,000	2,850,000

		11,947,179

Oil, Gas & Consumable Fuels (5.9%)
Anadarko Petroleum Corp.	9,775	744,464
Apache Corp.	7,522	896,848
BP plc (ADR)	90,000	3,975,300
Cabot Oil & Gas Corp.	2,051	77,630
Callon Petroleum Co.*	150,000	888,000
Canadian Oil Sands Trust	265,000	7,049,432
Chesapeake Energy Corp.	87,898	2,277,437
Chevron Corp.	59,600	5,438,500
ConocoPhillips	178,979	12,188,470
Consol Energy, Inc.	4,453	217,039
Denbury Resources, Inc.*	7,883	150,486
Devon Energy Corp.	8,576	673,302
El Paso Corp.	13,889	191,113
EOG Resources, Inc.	4,991	456,227
EQT Corp.	2,885	129,363
Exxon Mobil Corp.	309,951	22,663,617
Hess Corp.	5,918	452,964
Marathon Oil Corp.	13,902	514,791
Massey Energy Co.	2,014	108,051
Murphy Oil Corp.	3,794	282,843
Newfield Exploration Co.*	2,641	190,443
Noble Energy, Inc.	3,452	297,148
Occidental Petroleum Corp.	16,028	1,572,347
Peabody Energy Corp.	5,318	340,246
Pioneer Natural Resources Co.	2,290	198,818
QEP Resources, Inc.	3,401	123,490
Range Resources Corp.	3,000	134,940
Southwestern Energy Co.*	6,824	255,422
Spectra Energy Corp.	137,786	3,443,272
Sunoco, Inc.	2,392	96,422
Tesoro Corp.*	2,824	52,357
Valero Energy Corp.	11,168	258,204
Williams Cos., Inc.	11,534	285,121

		66,624,107

Total Energy		78,571,286

Financials (6.3%)
Capital Markets (0.5%)
Ameriprise Financial, Inc.	4,950	284,873
Bank of New York Mellon Corp.	24,467	738,903
Charles Schwab Corp.	19,334	330,805
E*TRADE Financial Corp.*	3,920	62,720
Federated Investors, Inc., Class B	1,741	45,562
Franklin Resources, Inc.	2,889	321,286
Goldman Sachs Group, Inc.	10,084	1,695,726
Invesco Ltd.	9,114	219,283
Janus Capital Group, Inc.	3,624	47,003

	Number of Shares	Value (Note 1)

Legg Mason, Inc.	3,045	$110,442
Morgan Stanley	29,802	810,912
Northern Trust Corp.	4,777	264,694
State Street Corp.	9,863	457,051
T. Rowe Price Group, Inc.	5,054	326,185

		5,715,445

Commercial Banks (2.2%)
Banco Santander S.A.	100,000	1,059,419
Barclays plc	300,000	1,223,815
BB&T Corp.	13,631	358,359
CIT Group, Inc.*	30,000	1,413,000
Comerica, Inc.	3,460	146,150
Fifth Third Bancorp	15,706	230,564
First Horizon National Corp.*	5,221	61,503
HSBC Holdings plc	500,000	5,075,650
Huntington Bancshares, Inc./Ohio	17,001	116,797
KeyCorp	17,367	153,698
M&T Bank Corp.	42,346	3,686,219
Marshall & Ilsley Corp.	11,000	76,120
PNC Financial Services Group, Inc.	10,361	629,120
Regions Financial Corp.	24,775	173,425
SunTrust Banks, Inc.	9,600	283,296
U.S. Bancorp	37,600	1,014,072
Wells Fargo & Co.	302,928	9,387,739
Zions Bancorp	3,378	81,849

		25,170,795

Consumer Finance (0.2%)
American Express Co.	20,638	885,783
Capital One Financial Corp.	9,013	383,593
Discover Financial Services	10,742	199,049
SLM Corp.*	10,000	125,900

		1,594,325

Diversified Financial Services (2.2%)
Bank of America Corp.	698,923	9,323,633
Citigroup, Inc.*	1,070,307	5,062,552
CME Group, Inc.	1,322	425,353
IntercontinentalExchange, Inc.*	1,443	171,933
JPMorgan Chase & Co.	227,106	9,633,837
Leucadia National Corp.	3,887	113,423
Moody’s Corp.	4,003	106,240
NASDAQ OMX Group, Inc.*	2,771	65,700
NYSE Euronext	5,148	154,337

		25,057,008

Insurance (0.8%)
ACE Ltd.	6,616	411,846
Aflac, Inc.	9,295	524,517
Allstate Corp.	10,531	335,728
American International Group, Inc.*	2,762	159,146
Aon Corp.	6,468	297,593
Assurant, Inc.	2,102	80,969
Berkshire Hathaway, Inc., Class B*	34,054	2,728,066
Chubb Corp.	6,015	358,735
Cincinnati Financial Corp.	3,202	101,471
Genworth Financial, Inc., Class A*	9,657	126,893

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/FRANKLIN CORE BALANCED PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2010

	Number of Shares	Value (Note 1)

Hartford Financial Services Group, Inc.	8,500	$225,165
Lincoln National Corp.	6,200	172,422
Loews Corp.	6,267	243,849
Marsh & McLennan Cos., Inc.	10,900	298,006
MetLife, Inc.	17,869	794,098
Principal Financial Group, Inc.	6,319	205,747
Progressive Corp.	13,163	261,549
Prudential Financial, Inc.	9,573	562,031
Torchmark Corp.	1,594	95,226
Travelers Cos., Inc.	9,054	504,398
Unum Group	6,443	156,049
XL Group plc	6,375	139,103

		8,782,607

Real Estate Investment Trusts (REITs) (0.4%)
Apartment Investment & Management Co. (REIT), Class A	2,308	59,639
AvalonBay Communities, Inc. (REIT)	1,688	189,984
Boston Properties, Inc. (REIT)	2,725	234,623
Equity Residential (REIT)	5,519	286,712
HCP, Inc. (REIT)	7,176	264,005
Health Care REIT, Inc. (REIT)	2,863	136,393
Host Hotels & Resorts, Inc. (REIT)	13,366	238,850
Kimco Realty Corp. (REIT)	8,007	144,446
Plum Creek Timber Co., Inc. (REIT)	3,169	118,679
ProLogis (REIT)	11,224	162,075
Public Storage (REIT)	2,709	274,747
Simon Property Group, Inc. (REIT)	5,722	569,282
Ventas, Inc. (REIT)	3,101	162,740
Vornado Realty Trust (REIT)	3,198	266,489
Westfield Retail Trust (REIT)*	454,500	1,194,697
Weyerhaeuser Co. (REIT)	10,506	198,879

		4,502,240

Real Estate Management & Development (0.0%)
CB Richard Ellis Group, Inc., Class A*	5,700	116,736

Thrifts & Mortgage Finance (0.0%)
Hudson City Bancorp, Inc.	10,072	128,317
People’s United Financial, Inc.	7,286	102,077

		230,394

Total Financials		71,169,550

Health Care (4.7%)
Biotechnology (0.3%)
Amgen, Inc.*	18,636	1,023,116
Biogen Idec, Inc.*	4,765	319,493
Celgene Corp.*	9,283	548,997
Cephalon, Inc.*	1,469	90,667
Genzyme Corp.*	5,024	357,709
Gilead Sciences, Inc.*	16,014	580,347

		2,920,329

Health Care Equipment & Supplies (0.3%)
Baxter International, Inc.	11,494	581,826

	Number of Shares	Value (Note 1)

Becton, Dickinson and Co.	4,500	$380,340
Boston Scientific Corp.*	30,600	231,642
C.R. Bard, Inc.	1,800	165,186
CareFusion Corp.*	4,397	113,003
DENTSPLY International, Inc.	2,803	95,779
Intuitive Surgical, Inc.*	775	199,756
Medtronic, Inc.	21,300	790,017
St. Jude Medical, Inc.*	6,762	289,076
Stryker Corp.	6,642	356,675
Varian Medical Systems, Inc.*	2,398	166,133
Zimmer Holdings, Inc.*	3,894	209,030

		3,578,463

Health Care Providers & Services (0.4%)
Aetna, Inc.	7,892	240,785
AmerisourceBergen Corp.	5,606	191,277
Cardinal Health, Inc.	6,923	265,220
CIGNA Corp.	5,485	201,080
Coventry Health Care, Inc.*	2,929	77,326
DaVita, Inc.*	1,896	131,753
Express Scripts, Inc.*	10,396	561,904
Humana, Inc.*	3,200	175,168
Laboratory Corp. of America Holdings*	2,025	178,038
McKesson Corp.	4,991	351,267
Medco Health Solutions, Inc.*	8,371	512,891
Patterson Cos., Inc.	1,908	58,442
Quest Diagnostics, Inc.	2,790	150,576
Tenet Healthcare Corp.*	9,600	64,224
UnitedHealth Group, Inc.	21,696	783,442
WellPoint, Inc.*	7,764	441,461

		4,384,854

Health Care Technology (0.0%)
Cerner Corp.*	1,400	132,636

Life Sciences Tools & Services (0.1%)
Agilent Technologies, Inc.*	6,832	283,050
Life Technologies Corp.*	3,595	199,523
PerkinElmer, Inc.	2,328	60,109
Thermo Fisher Scientific, Inc.*	7,840	434,022
Waters Corp.*	1,801	139,956

		1,116,660

Pharmaceuticals (3.6%)
Abbott Laboratories, Inc.	30,500	1,461,255
Allergan, Inc.	6,065	416,484
Bristol-Myers Squibb Co.	33,700	892,376
Eli Lilly and Co.	19,894	697,086
Forest Laboratories, Inc.*	5,630	180,047
Hospira, Inc.*	3,296	183,554
Johnson & Johnson	154,168	9,535,291
King Pharmaceuticals, Inc.*	5,500	77,275
Merck & Co., Inc.	320,676	11,557,163
Mylan, Inc.*	8,572	181,126
Pfizer, Inc.	407,991	7,143,922
Roche Holding AG	55,000	8,058,824
Watson Pharmaceuticals, Inc.*	2,472	127,679

		40,512,082

Total Health Care		52,645,024

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/FRANKLIN CORE BALANCED PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2010

	Number of Shares	Value (Note 1)

Industrials (2.4%)
Aerospace & Defense (0.5%)
Boeing Co.	14,425	$941,375
General Dynamics Corp.	7,499	532,129
Goodrich Corp.	2,442	215,067
Honeywell International, Inc.	15,388	818,026
ITT Corp.	3,608	188,013
L-3 Communications Holdings, Inc.	2,233	157,404
Lockheed Martin Corp.	5,860	409,673
Northrop Grumman Corp.	5,770	373,781
Precision Castparts Corp.	2,795	389,092
Raytheon Co.	7,190	333,185
Rockwell Collins, Inc.	3,105	180,897
United Technologies Corp.	18,214	1,433,806

		5,972,448

Air Freight & Logistics (0.2%)
C.H. Robinson Worldwide, Inc.	3,269	262,141
Expeditors International of Washington, Inc.	4,189	228,720
FedEx Corp.	6,129	570,058
United Parcel Service, Inc., Class B	19,500	1,415,310

		2,476,229

Airlines (0.0%)
Southwest Airlines Co.	14,728	191,170

Building Products (0.0%)
Masco Corp.	6,600	83,556

Commercial Services & Supplies (0.1%)
Avery Dennison Corp.	2,130	90,184
Cintas Corp.	2,493	69,704
Iron Mountain, Inc.	3,900	97,539
Pitney Bowes, Inc.	4,011	96,986
R.R. Donnelley & Sons Co.	4,069	71,085
Republic Services, Inc.	6,041	180,384
Stericycle, Inc.*	1,657	134,085
Waste Management, Inc.	9,218	339,868

		1,079,835

Construction & Engineering (0.0%)
Fluor Corp.	3,527	233,699
Jacobs Engineering Group, Inc.*	2,600	119,210
Quanta Services, Inc.*	4,500	89,640

		442,549

Electrical Equipment (0.1%)
Emerson Electric Co.	14,846	848,746
Rockwell Automation, Inc.	2,794	200,357
Roper Industries, Inc.	1,867	142,695

		1,191,798

Industrial Conglomerates (0.8%)
3M Co.	14,000	1,208,200
General Electric Co.	370,157	6,770,171
Textron, Inc.	5,422	128,176
Tyco International Ltd.	9,654	400,062

		8,506,609

	Number of Shares	Value (Note 1)

Machinery (0.5%)
Caterpillar, Inc.	12,443	$1,165,411
Cummins, Inc.	3,935	432,889
Danaher Corp.	10,514	495,945
Deere & Co.	8,369	695,046
Dover Corp.	3,665	214,219
Eaton Corp.	3,249	329,806
Flowserve Corp.	1,103	131,500
Illinois Tool Works, Inc.	9,836	525,242
Ingersoll-Rand plc	6,340	298,551
PACCAR, Inc.	7,193	413,022
Pall Corp.	2,272	112,646
Parker Hannifin Corp.	3,162	272,881
Snap-On, Inc.	1,147	64,897

		5,152,055

Professional Services (0.0%)
Dun & Bradstreet Corp.	983	80,694
Equifax, Inc.	2,465	87,754
Robert Half International, Inc.	2,903	88,832

		257,280

Road & Rail (0.2%)
CSX Corp.	7,381	476,886
Norfolk Southern Corp.	7,167	450,231
Ryder System, Inc.	1,020	53,693
Union Pacific Corp.	9,727	901,304

		1,882,114

Trading Companies & Distributors (0.0%)
Fastenal Co.	2,824	169,186
W.W. Grainger, Inc.	1,144	157,998

		327,184

Total Industrials		27,562,827

Information Technology (4.5%)
Communications Equipment (0.5%)
Cisco Systems, Inc.*	109,327	2,211,685
F5 Networks, Inc.*	1,595	207,605
Harris Corp.	2,530	114,609
JDS Uniphase Corp.*	4,392	63,596
Juniper Networks, Inc.*	10,320	381,015
Motorola, Inc.*	46,300	419,941
QUALCOMM, Inc.	31,908	1,579,127
Tellabs, Inc.	6,600	44,748

		5,022,326

Computers & Peripherals (0.9%)
Apple, Inc.*	18,093	5,836,078
Dell, Inc.*	33,400	452,570
EMC Corp.*	40,321	923,351
Hewlett-Packard Co.	44,710	1,882,291
Lexmark International, Inc., Class A*	1,400	48,748
NetApp, Inc.*	7,129	391,810
QLogic Corp.*	1,900	32,338
SanDisk Corp.*	4,503	224,519
Western Digital Corp.*	4,533	153,669

		9,945,374

Electronic Equipment, Instruments & Components (0.1%)
Amphenol Corp., Class A	3,444	181,774

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/FRANKLIN CORE BALANCED PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2010

	Number of Shares	Value (Note 1)

Corning, Inc.	30,827	$595,578
FLIR Systems, Inc.*	3,300	98,175
Jabil Circuit, Inc.	4,200	84,378
Molex, Inc.	2,725	61,912

		1,021,817

Internet Software & Services (0.4%)
Akamai Technologies, Inc.*	3,597	169,239
eBay, Inc.*	22,500	626,175
Google, Inc., Class A*	4,920	2,922,332
Monster Worldwide, Inc.*	2,565	60,611
VeriSign, Inc.	3,433	112,156
Yahoo!, Inc.*	25,711	427,574

		4,318,087

IT Services (0.6%)
Automatic Data Processing, Inc.	9,728	450,212
Cognizant Technology Solutions Corp., Class A*	5,886	431,385
Computer Sciences Corp.	3,047	151,131
Fidelity National Information Services, Inc.	5,035	137,909
Fiserv, Inc.*	2,959	173,279
International Business Machines Corp.	24,505	3,596,354
Mastercard, Inc., Class A	1,915	429,171
Paychex, Inc.	6,349	196,248
SAIC, Inc.*	5,500	87,230
Teradata Corp.*	3,304	135,993
Total System Services, Inc.	3,269	50,277
Visa, Inc., Class A	9,612	676,492
Western Union Co.	12,627	234,483

		6,750,164

Office Electronics (0.2%)
Xerox Corp.	226,760	2,612,275

Semiconductors & Semiconductor Equipment (1.0%)
Advanced Micro Devices, Inc.*	11,800	96,524
Altera Corp.	6,165	219,351
Analog Devices, Inc.	5,892	221,952
Applied Materials, Inc.	26,347	370,175
Broadcom Corp., Class A	8,983	391,210
First Solar, Inc.*	1,032	134,304
Intel Corp.	309,566	6,510,173
KLA-Tencor Corp.	3,295	127,319
Linear Technology Corp.	4,340	150,121
LSI Corp.*	12,161	72,844
MEMC Electronic Materials, Inc.*	5,000	56,300
Microchip Technology, Inc.	3,538	121,035
Micron Technology, Inc.*	17,400	139,548
National Semiconductor Corp.	4,684	64,452
Novellus Systems, Inc.*	1,854	59,921
NVIDIA Corp.*	11,350	174,790
Teradyne, Inc.*	3,578	50,235
Texas Instruments, Inc.	23,159	752,667
Xilinx, Inc.	65,111	1,886,917

		11,599,838

Software (0.8%)
Adobe Systems, Inc.*	10,034	308,847

	Number of Shares	Value (Note 1)

Autodesk, Inc.*	4,485	$171,327
BMC Software, Inc.*	3,568	168,196
CA, Inc.	7,569	184,986
Citrix Systems, Inc.*	3,622	247,781
Compuware Corp.*	4,320	50,414
Electronic Arts, Inc.*	6,800	111,384
Intuit, Inc.*	5,574	274,798
McAfee, Inc.*	3,102	143,654
Microsoft Corp.	148,502	4,146,176
Novell, Inc.*	6,935	41,055
Oracle Corp.	76,303	2,388,284
Red Hat, Inc.*	3,725	170,046
Salesforce.com, Inc.*	2,292	302,544
Symantec Corp.*	15,300	256,122

		8,965,614

Total Information Technology		50,235,495

Materials (2.0%)
Chemicals (0.4%)
Air Products & Chemicals, Inc.	4,226	384,355
Airgas, Inc.	1,468	91,691
CF Industries Holdings, Inc.	1,403	189,615
Dow Chemical Co.	22,775	777,539
E.I. du Pont de Nemours & Co.	18,006	898,139
Eastman Chemical Co.	1,423	119,646
Ecolab, Inc.	4,613	232,587
FMC Corp.	1,426	113,923
International Flavors & Fragrances, Inc.	1,562	86,832
Monsanto Co.	10,600	738,184
PPG Industries, Inc.	3,251	273,312
Praxair, Inc.	6,025	575,207
Sherwin-Williams Co.	1,830	153,262
Sigma-Aldrich Corp.	2,377	158,213

		4,792,505

Construction Materials (0.0%)
Vulcan Materials Co.	2,510	111,344

Containers & Packaging (0.1%)
Ball Corp.	1,805	122,830
Bemis Co., Inc.	2,132	69,631
Owens-Illinois, Inc.*	3,228	99,100
Sealed Air Corp.	3,150	80,167

		371,728

Metals & Mining (1.5%)
AK Steel Holding Corp.	2,170	35,523
Alcoa, Inc.	20,147	310,062
Allegheny Technologies, Inc.	1,945	107,325
Barrick Gold Corp.	150,000	7,977,000
Cliffs Natural Resources, Inc.	2,674	208,599
Freeport-McMoRan Copper & Gold, Inc.	9,275	1,113,835
Newmont Mining Corp.	89,672	5,508,551
Nucor Corp.	26,238	1,149,749
Titanium Metals Corp.*	2,100	36,078
United States Steel Corp.	2,833	165,504

		16,612,226

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/FRANKLIN CORE BALANCED PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2010

	Number of Shares	Value (Note 1)

Paper & Forest Products (0.0%)
International Paper Co.	8,590	$233,992
MeadWestvaco Corp.	3,319	86,825

		320,817

Total Materials		22,208,620

Telecommunication Services (2.5%)
Diversified Telecommunication Services (1.9%)
AT&T, Inc.	341,458	10,032,036
CenturyLink, Inc.	55,896	2,580,718
Frontier Communications Corp.	103,260	1,004,720
Qwest Communications International, Inc.	33,579	255,536
Telstra Corp., Ltd.	800,000	2,282,890
Verizon Communications, Inc.	155,800	5,574,524
Windstream Corp.	9,900	138,006

		21,868,430

Wireless Telecommunication Services (0.6%)
American Tower Corp., Class A*	7,924	409,195
MetroPCS Communications, Inc.*	5,173	65,335
Sprint Nextel Corp.*	60,000	253,800
Vodafone Group plc	2,200,000	5,686,973

		6,415,303

Total Telecommunication Services		28,283,733

Utilities (6.5%)
Electric Utilities (3.5%)
Allegheny Energy, Inc.	3,322	80,525
American Electric Power Co., Inc.	129,397	4,655,704
Duke Energy Corp.	400,706	7,136,574
Edison International	6,426	248,044
Entergy Corp.	33,568	2,377,621
Exelon Corp.	12,943	538,947
FirstEnergy Corp.	56,016	2,073,712
NextEra Energy, Inc.	123,094	6,399,657
Northeast Utilities	3,432	109,412
Pepco Holdings, Inc.	4,314	78,731
Pinnacle West Capital Corp.	2,000	82,900
PPL Corp.	58,833	1,548,485
Progress Energy, Inc.	75,788	3,295,262
Southern Co.	266,396	10,184,319

		38,809,893

Gas Utilities (0.1%)
AGL Resources, Inc.	40,000	1,434,000
Nicor, Inc.	884	44,129
Oneok, Inc.	2,100	116,487

		1,594,616

Independent Power Producers & Energy Traders (0.0%)
AES Corp.*	13,058	159,046
Constellation Energy Group, Inc.	3,974	121,724
NRG Energy, Inc.*	4,816	94,105

		374,875

	Number of Shares	Value (Note 1)

Multi-Utilities (2.9%)
Ameren Corp.	4,660	$131,365
CenterPoint Energy, Inc.	73,500	1,155,420
CMS Energy Corp.	4,824	89,726
Consolidated Edison, Inc.	5,731	284,086
Dominion Resources, Inc.	131,450	5,615,544
DTE Energy Co.	3,237	146,701
Integrys Energy Group, Inc.	1,530	74,220
NiSource, Inc.	5,480	96,558
PG&E Corp.	157,609	7,540,014
Public Service Enterprise Group, Inc.	174,984	5,566,241
SCANA Corp.	2,218	90,051
Sempra Energy	84,735	4,446,893
TECO Energy, Inc.	154,186	2,744,511
Wisconsin Energy Corp.	2,284	134,436
Xcel Energy, Inc.	209,062	4,923,410

		33,039,176

Total Utilities		73,818,560

Total Common Stocks (41.9%) (Cost $413,203,437)		471,588,239

WARRANT:
Consumer Discretionary (0.0%)
Media (0.0%)
Charter Communications, Inc.,
expiring 11/30/14* (Cost $19,529,652)	53,070	437,827

	Number of Shares	Value (Note 1)
SHORT-TERM INVESTMENTS:
Short-Term Investment (7.3%)
BlackRock Liquidity Funds TempFund
0.17%‡	81,954,932	81,954,932

	Principal Amount	Value (Note 1)
Time Deposit (1.8%)
JPMorgan Chase Nassau
0.000%, 1/3/11	$20,195,151	20,195,151

Total Short-Term Investments (9.1%)
(Cost $102,150,083)		102,150,083

Total Investments (99.4%) (Cost $1,096,809,698)		1,118,728,709
Other Assets Less Liabilities (0.6%)		6,989,915

Net Assets (100%)		$1,125,718,624

*	Non-income producing.
§	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold to qualified institutional buyers. At December 31, 2010, the market value of these securities amounted to $93,374,894 or 8.3% of net assets. Securities denoted with “§” but without “b” have been determined to be liquid under the guidelines established by the Board of Trustees. To the extent any securities might provide a right to demand registration, such rights have not been relied upon when determining liquidity.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/FRANKLIN CORE BALANCED PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2010

‡	Affiliated company as defined under the Investment Company Act of 1940.
(e)	Step Bond - Coupon rate increases in increments to maturity. Rate disclosed is as of December 31, 2010. Maturity date disclosed is the ultimate maturity date.
(l)	Floating Rate Security. Rate disclosed is as of December 31, 2010.

Glossary:

ABS	— Asset-Backed Security
ADR	— American Depositary Receipt
CMO	— Collateralized Mortgage Obligation
EUR	— European Currency Unit
GBP	— British Pound
PIK	— Payment-in Kind Security
TBA	— Security is subject to delayed delivery.

Investments in companies which were affiliates for the year ended December 31, 2010, were as follows:

Securities	Market Value December 31, 2009	Purchases at Cost	Sales at Cost	Market Value December 31, 2010	Dividend Income	Realized Gain (Loss)
BlackRock Liquidity Funds TempFund	$—	$161,087,321	$79,132,389	$81,954,932	$104,248	$758

At December 31, 2010, the Portfolio had the following futures contracts open: (Note 1)

Purchase	Number of Contracts	Expiration Date	Original Value	Value at 12/31/2010	Unrealized Appreciation/ (Depreciation)
S&P 500 E-Mini Index	1,452	March-11	$88,446,665	$90,967,800	$2,521,135

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2010:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with rules under the Investment Company Act of 1940. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Asset-Backed and Mortgage-Backed Securities
Asset-Backed Securities	$—	$592,334	$—	$592,334
Non-Agency CMO	—	9,328,285	—	9,328,285
Common Stocks
Consumer Discretionary	37,096,580	—	—	37,096,580
Consumer Staples	27,225,264	2,771,300	—	29,996,564
Energy	78,571,286	—	—	78,571,286
Financials	62,615,969	8,553,581	—	71,169,550
Health Care	44,586,200	8,058,824	—	52,645,024
Industrials	27,562,827	—	—	27,562,827
Information Technology	50,235,495	—	—	50,235,495
Materials	22,208,620	—	—	22,208,620
Telecommunication Services	20,313,870	7,969,863	—	28,283,733
Utilities	73,818,560	—	—	73,818,560
Convertible Bonds
Financials	—	4,005,000	—	4,005,000
Convertible Preferred Stocks
Consumer Discretionary	—	1,670,000	—	1,670,000

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/FRANKLIN CORE BALANCED PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2010

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Financials	$13,933,050	$11,196,119	$—	$25,129,169
Corporate Bonds
Consumer Discretionary	—	37,131,881	—	37,131,881
Consumer Staples	—	9,012,103	—	9,012,103
Energy	—	39,989,095	—	39,989,095
Financials	—	71,478,189	—	71,478,189
Health Care	—	27,464,569	—	27,464,569
Industrials	—	25,533,257	—	25,533,257
Information Technology	—	33,807,716	—	33,807,716
Materials	—	12,839,429	—	12,839,429
Telecommunication Services	—	11,495,405	—	11,495,405
Utilities	—	42,312,493	—	42,312,493
Futures	2,521,135	—	—	2,521,135
Government Securities
Agency ABS	—	1,905,803	—	1,905,803
Foreign Governments	—	3,604,239	—	3,604,239
Municipal Bonds	—	3,068,704	—	3,068,704
Supranational	—	2,371,559	—	2,371,559
U.S. Government Agencies	—	88,677,646	—	88,677,646
U.S. Treasuries	—	77,091,106	—	77,091,106
Preferred Stocks
Consumer Discretionary	1,596,245	—	—	1,596,245
Energy	—	6,355,625	—	6,355,625
Financials	531,459	3,823,849	—	4,355,308
Health Care	—	1,635,000	—	1,635,000
Materials	1,109,600	—	—	1,109,600
Utilities	992,800	—	—	992,800
Short-Term Investments	—	102,150,083	—	102,150,083
Warrants
Consumer Discretionary	—	437,827	—	437,827

Total Assets	$464,918,960	$656,330,884	$—	$1,121,249,844

Total Liabilities	$—	$—	$—	$—

Total	$464,918,960	$656,330,884	$—	$1,121,249,844

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Investments in Securities- Consumer Discretionary
Balance as of 12/31/09	$4,940,926
Total gains or losses (realized/unrealized) included in earnings	—
Purchases, sales, issuances, and settlements (net)	—
Transfers into Level 3	—
Transfers out of Level 3	(4,940,926)
Balance as of 12/31/10	$—
The amount of total gains or losses for the year included in earnings attributable to the change in unrealized gains or losses relating to assets and liabilities still held at period ending 12/31/10.	$—

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/FRANKLIN CORE BALANCED PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2010

Fair Values of Derivative Instruments as of December 31, 2010:

Statement of Assets and Liabilities
Derivatives Not Accounted for as Hedging Instruments^	Asset Derivatives	Fair Value
Interest rate contracts	Receivables, Net Assets - Unrealized appreciation	$—	*
Foreign exchange contracts	Receivables	—
Credit contracts	Receivables	—
Equity contracts	Receivables, Net Assets - Unrealized appreciation	2,521,135	*
Commodity contracts	Receivables	—
Other contracts	Receivables	—

Total		$2,521,135

Liability Derivatives
Interest rate contracts	Payables, Net Assets - Unrealized depreciation	$—	*
Foreign exchange contracts	Payables	—
Credit contracts	Payables	—
Equity contracts	Payables, Net Assets - Unrealized depreciation	—	*
Commodity contracts	Payables	—
Other contracts	Payables	—

Total		$—

*Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets & Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2010:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Options	Futures	Forward Currency Contracts	Swaps	Total
Interest rate contracts	$—	$—	$—	$—	$—
Foreign exchange contracts	—	—	18,686	—	18,686
Credit contracts	—	—	—	—	—
Equity contracts	—	4,541,687	—	—	4,541,687
Commodity contracts	—	—	—	—	—
Other contracts	—	—	—	—	—

Total	$—	$4,541,687	$18,686	$—	$4,560,373

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Options	Futures	Forward Currency Contracts	Swaps	Total
Interest rate contracts	$—	$—	$—	$—	$—
Foreign exchange contracts	—	—	—	—	—
Credit contracts	—	—	—	—	—
Equity contracts	—	2,457,640	—	—	2,457,640
Commodity contracts	—	—	—	—	—
Other contracts	—	—	—	—	—

Total	$—	$2,457,640	$—	$—	$2,457,640

The Portfolio held futures contracts with an average notional balance of approximately $58,326,000 during the year ended December 31, 2010.

^This Portfolio held forward foreign currency contracts and futures contracts as a substitute for investing in conventional securities and hedging and in an attempt to enhance returns.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/FRANKLIN CORE BALANCED PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2010

Investment security transactions for the year ended December 31, 2010 were as follows:

Cost of Purchases:
Stocks, long-term corporate debt securities and short positions	$657,294,656
Long-term U.S. Treasury securities	114,542,564

$771,837,220

Net Proceeds of Sales and Redemptions:
Stocks, long-term corporate debt securities and short positions	$815,194,541
Long-term U.S. Treasury securities	80,610,364

$895,804,905

As of December 31, 2010, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$120,954,248
Aggregate gross unrealized depreciation	(100,584,656)

Net unrealized appreciation	$20,369,592

Federal income tax cost of investments	$1,098,359,117

The Portfolio has a net capital loss carryforward of $210,945,738 of which $31,136,473 expires in the year 2016 and $179,809,265 expires in the year 2017. The Portfolio utilized net capital loss carryforward of $54,354,865 during 2010.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/FRANKLIN CORE BALANCED PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2010

ASSETS
Investments at value:
Affiliated Issuers (Cost $81,954,932)	$81,954,932
Unaffiliated Issuers (Cost $1,014,854,766)	1,036,773,777
Foreign cash (Cost $203,159)	201,777
Cash held as collateral at broker	8,819,400
Dividends, interest and other receivables	6,531,813
Receivable for securities sold	4,251,316
Receivable from Separate Accounts for Trust shares sold	57,453
Receivable from investment sub-advisor	4,997

Total assets	1,138,595,465

LIABILITIES
Overdraft payable	86,971
Payable for forward commitments	9,661,020
Payable for securities purchased	1,609,614
Investment management fees payable	607,363
Payable to Separate Accounts for Trust shares redeemed	382,566
Administrative fees payable	152,326
Distribution fees payable - Class IB	135,212
Variation margin payable on futures contracts	108,900
Trustees’ fees payable	1,134
Accrued expenses	131,735

Total liabilities	12,876,841

NET ASSETS	$1,125,718,624

Net assets were comprised of:
Paid in capital	$1,315,986,085
Accumulated undistributed net investment income (loss)	318,715
Accumulated undistributed net realized gains (losses) on investments, securities sold short, futures and foreign currency transactions	(215,022,888)
Net unrealized appreciation (depreciation) on investments, futures and foreign currency translations	24,436,712

Net assets	$1,125,718,624

Class IA
Net asset value, offering and redemption price per share, $483,417,560 / 56,436,182 shares outstanding (unlimited amount authorized: $0.01 par value)	$8.57

Class IB
Net asset value, offering and redemption price per share, $642,301,064 / 74,966,073 shares outstanding (unlimited amount authorized: $0.01 par value)	$8.57

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2010

INVESTMENT INCOME
Interest (net of $53 foreign withholdings tax)	$34,459,899
Dividends ($104,248 of dividend income received from affiliates)(net of $77,028 foreign withholding tax)	15,728,419

Total income	50,188,318

EXPENSES
Investment management fees	7,114,557
Administrative fees	1,788,731
Distribution fees - Class IB	1,609,188
Printing and mailing expenses	104,434
Custodian fees	77,500
Professional fees	59,282
Trustees’ fees	26,146
Miscellaneous	71,099

Gross expenses	10,850,937
Less: Reimbursement from sub-advisor	(36,097)
Fees paid indirectly	(768)

Net expenses	10,814,072

NET INVESTMENT INCOME (LOSS)	39,374,246

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Securities	47,603,862
Foreign currency transactions	(30,149)
Futures	4,541,687
Securities sold short	(188,852)
Net distributions of realized gain received from Underlying Portfolios (All realized gains received from affiliates)	758

Net realized gain (loss)	51,927,306

Change in unrealized appreciation (depreciation) on:
Securities	23,206,086
Foreign currency translations	10,692
Futures	2,457,640

Net change in unrealized appreciation (depreciation)	25,674,418

NET REALIZED AND UNREALIZED GAIN (LOSS)	77,601,724

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$116,975,970

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/FRANKLIN CORE BALANCED PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2010	2009
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$39,374,246	$48,233,218
Net realized gain (loss) on investments, securities sold short, futures, foreign currency transactions and net distributions of realized gain received from Underlying Portfolios	51,927,306	(160,672,824)
Net change in unrealized appreciation (depreciation) on investments, futures and foreign currency translations	25,674,418	385,634,940

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	116,975,970	273,195,334

DIVIDENDS:
Dividends from net investment income
Class IA	(15,215,588)	(24,253,596)
Class IB	(19,071,517)	(34,480,330)

TOTAL DIVIDENDS	(34,287,105)	(58,733,926)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 3,325,435 and 4,951,411 shares, respectively ]	28,112,216	32,894,967
Capital shares issued in reinvestment of dividends [ 1,800,557 and 3,085,589 shares, respectively ]	15,215,588	24,253,596
Capital shares repurchased [ (7,092,603) and (6,391,885) shares, respectively ]	(57,517,198)	(45,930,533)

Total Class IA transactions	(14,189,394)	11,218,030

Class IB
Capital shares sold [ 6,280,952 and 18,389,504 shares, respectively ]	51,607,771	129,470,906
Capital shares issued in reinvestment of dividends [ 2,256,213 and 4,386,109 shares, respectively ]	19,071,517	34,480,330
Capital shares repurchased [ (20,936,023) and (13,627,200) shares, respectively ]	(170,472,827)	(96,538,578)

Total Class IB transactions	(99,793,539)	67,412,658

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(113,982,933)	78,630,688

TOTAL INCREASE (DECREASE) IN NET ASSETS	(31,294,068)	293,092,096
NET ASSETS:
Beginning of year	1,157,012,692	863,920,596

End of year (a)	$1,125,718,624	$1,157,012,692

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$318,715	$(9,587,629)

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/FRANKLIN CORE BALANCED PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,				September 15, 2006* to December 31, 2006
Class IA	2010	2009	2008	2007
Net asset value, beginning of period	$7.94	$6.40	$10.28	$10.41	$10.00

Income (loss) from investment operations:
Net investment income (loss)	0.31 (e)	0.36 (e)	0.64 (e)	0.63 (e)	0.13	(e)
Net realized and unrealized gain (loss) on investments, securities sold short, futures and foreign currency transactions	0.60	1.62	(3.93)	(0.38)	0.35

Total from investment operations	0.91	1.98	(3.29)	0.25	0.48

Less distributions:
Dividends from net investment income	(0.28)	(0.44)	(0.59)	(0.35)	(0.07)
Distributions from net realized gains	—	—	—	(0.03)	—

Total dividends and distributions	(0.28)	(0.44)	(0.59)	(0.38)	(0.07)

Net asset value, end of period	$8.57	$7.94	$6.40	$10.28	$10.41

Total return (b)	11.55%	30.97%	(31.65)%	2.36%	4.81%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$483,418	$463,554	$363,213	$275,884	$1,572
Ratio of expenses to average net assets:
After waivers and reimbursements (a)	0.83%	0.91%	1.05%	1.05%	1.05%
After waivers, reimbursements and fees paid indirectly (a)	0.83%	0.84%	1.05%	1.05%	1.05%
Before waivers, reimbursements and fees paid indirectly (a)	0.84%	0.91%	1.05%	1.05%	1.28	%(c)
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)	3.72%	5.02%	7.22%	5.83%	4.31%
After waivers, reimbursements and fees paid indirectly (a)	3.72%	5.09%	7.22%	5.83%	4.31%
Before waivers, reimbursements and fees paid indirectly (a)	3.71%	5.02%	7.22%	5.83%	3.65%
Portfolio turnover rate	77%	106%	57%	20%	7%

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/FRANKLIN CORE BALANCED PORTFOLIO

FINANCIAL HIGHLIGHTS (Continued)

	Year Ended December 31,						September 15, 2006* to December 31, 2006
Class IB	2010	2009		2008		2007
Net asset value, beginning of period	$7.94	$6.40		$10.28		$10.41	$10.00

Income (loss) from investment operations:
Net investment income (loss)	0.28 (e)	0.34	(e)	0.61	(e)	0.54 (e)	0.12	(e)
Net realized and unrealized gain (loss) on investments, securities sold short, futures and foreign currency transactions	0.61	1.62		(3.92)		(0.32)	0.35

Total from investment operations	0.89	1.96		(3.31)		0.22	0.47

Less distributions:
Dividends from net investment income	(0.26)	(0.42)		(0.57)		(0.32)	(0.06)
Distributions from net realized gains	—	—		—		(0.03)	—

Total dividends and distributions	(0.26)	(0.42)		(0.57)		(0.35)	(0.06)

Net asset value, end of period	$8.57	$7.94		$6.40		$10.28	$10.41

Total return (b)	11.27%	30.62%		(31.83)%		2.07%	4.74%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$642,301	$693,459		$500,707		$713,523	$153,843
Ratio of expenses to average net assets:
After waivers and reimbursements (a)	1.08%	1.16	%(c)	1.30%		1.30%	1.30%
After waivers, reimbursements and fees paid indirectly (a)	1.08%	1.09	%(c)	1.30	%(c)	1.30%	1.30%
Before waivers, reimbursements and fees paid indirectly (a)	1.09%	1.16	%(c)	1.30%		1.30%	1.53	%(c)
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)	3.47%	4.66%		6.79%		5.06%	4.03%
After waivers, reimbursements and fees paid indirectly (a)	3.47%	4.72%		6.79%		5.06%	4.03%
Before waivers, reimbursements and fees paid indirectly (a)	3.46%	4.66%		6.79%		5.06%	3.80%
Portfolio turnover rate	77%	106%		57%		20%	7%
*	Commencement of Operations.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(c)	Reflects overall fund ratios for non-class specific expense.
(e)	Net investment income per share is based on average shares outstanding.

See Notes to Financial Statements.

EQ/GAMCO MERGERS AND ACQUISITIONS PORTFOLIO (Unaudited)

PORTFOLIO ADVISER

➢	GAMCO Asset Management, Inc.

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/10
	1 Year	5 Years	Since Incept.**
Portfolio – Class IA Shares*	9.83%	5.21%	6.08%
Portfolio – Class IB Shares	9.59	5.02	5.96
S&P 500 Index	15.06	2.29	6.32

*   Date of inception 6/8/07. Returns shown for Class IA shares prior to this period are derived from the historical performance of Class IB shares adjusted to reflect the 12b-1 fees, applicable to Class IB shares; Class IA shares are not subject to any 12b-1 fees.

** Date of inception 5/1/03

    Returns for periods greater than one year are annualized

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IA shares returned 9.83% for the year ended December 31, 2010. The Portfolio’s benchmark, the S&P 500 Index, returned 15.06% over the same period.

Portfolio Highlights

What helped performance during the year:

•	Stock selection in the Energy and Health Care sectors was helpful for the Portfolio’s relative performance.

•

Owning CNX Gas Corp. (Energy sector), Dyncorp International Inc. (Industrials sector), and Zenith National Insurance Corp. (Financials sector), while the benchmark did not, was beneficial for the Portfolio.

•	Not owning benchmark component Microsoft Corp. (Information Technology sector) aided relative returns.

What hurt performance during the year:

•	An underweight position in the Energy, Industrials and Consumer Discretionary sectors relative to the benchmark held back returns.

•	Not holding Apple Inc., while the benchmark did, hindered relative performance.

•	Owning ADC Telecommunications (Information Technology sector) and WuXi Pharmatech (Health Care sector), though the benchmark did not, dampened returns.

•	McAfee Inc. (Information Technology sector) was among the leading detractors from performance.

Portfolio Positioning and Outlook

At year’s end, the U.S. economic recovery appeared to have entered an expansion phase, despite little progress on the jobs front and a lackluster housing and construction market. Consumer spending appears positive but not robust, as tepid wage growth and personal balance sheet repair constrain the urge to splurge. The manufacturing sector of the economy seems to be strong, helped by exports and an apparent recovery in automotive production and demand.

At the end of the year, the economy and financial markets were better than two years ago and even twelve months ago. The risk of double-dip recession seemed to continue to recede as the economic soft path encountered this past summer has given way to a modest acceleration in activity. Economists have nudged expectations higher. With increased economic activity, interest rates may rise but remain quite low by historic standards.

Sector Weightings as of 12/31/10	% of Net Assets
Health Care	14.3%
Information Technology	14.1
Industrials	13.5
Consumer Staples	7.3
Financials	6.4
Consumer Discretionary	5.2
Telecommunication Services	4.7
Utilities	4.5
Energy	4.2
Materials	0.9
Cash and Other	24.9

100.0%

EQ/GAMCO MERGERS AND ACQUISITIONS PORTFOLIO (Unaudited)

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2010 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/10	Ending Account Value 12/31/10	Expenses Paid During Period* 7/1/10 - 12/31/10
Class IA
Actual	$1,000.00	$1,093.60	$5.49
Hypothetical (5% average return before expenses)	1,000.00	1,019.96	5.30
Class IB
Actual	1,000.00	1,092.20	6.80
Hypothetical (5% average return before expenses)	1,000.00	1,018.70	6.56

*   Expenses are equal to the Portfolio’s Class IA and Class IB shares annualized expense ratios of 1.04% and 1.29%, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

EQ ADVISORS TRUST

EQ/GAMCO MERGERS AND ACQUISITIONS PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2010

	Number of Shares	Value (Note 1)

COMMON STOCKS:
Consumer Discretionary (5.2%)
Diversified Consumer Services (0.1%)
Corinthian Colleges, Inc.*	40,000	$208,400

Hotels, Restaurants & Leisure (0.2%)
Boyd Gaming Corp.*	36,000	381,600
Dover Motorsports, Inc.*	38,900	69,242
Ladbrokes plc	30,000	57,391

		508,233

Household Durables (0.5%)
Fortune Brands, Inc.	8,000	482,000
Harman International Industries, Inc.*	10,000	463,000
Nobility Homes, Inc.*	2,400	19,464
Skyline Corp.	9,000	234,720

		1,199,184

Media (3.8%)
Acme Communications, Inc.*	20,000	22,400
Ascent Media Corp., Class A*	5,000	193,800
Beasley Broadcasting Group, Inc., Class A*	25,000	149,750
British Sky Broadcasting Group plc	110,000	1,262,247
Clear Channel Outdoor Holdings, Inc., Class A*	195,000	2,737,800
Crown Media Holdings, Inc., Class A*	13,000	34,060
DISH Network Corp., Class A*	30,000	589,800
Fisher Communications, Inc.*	28,000	610,400
Liberty Media Corp. - Capital*	5,000	312,800
LIN TV Corp., Class A*	27,000	143,100
Media General, Inc., Class A*	39,700	229,466
Mediacom Communications Corp., Class A*	314,900	2,664,054
Salem Communications Corp., Class A	18,000	57,060

		9,006,737

Multiline Retail (0.0%)
Macy’s, Inc.	1,000	25,300

Specialty Retail (0.6%)
J. Crew Group, Inc.*	6,500	280,410
Jo-Ann Stores, Inc.*	12,000	722,640
Midas, Inc.*	31,000	251,410

		1,254,460

Textiles, Apparel & Luxury Goods (0.0%)
Heelys, Inc.*	16,000	48,640

Total Consumer Discretionary		12,250,954

Consumer Staples (7.3%)
Food & Staples Retailing (1.1%)
Casey’s General Stores, Inc.	56,000	2,380,560
Massmart Holdings Ltd.	6,000	133,617

		2,514,177

Food Products (2.0%)
Del Monte Foods Co.	35,000	658,000
Flowers Foods, Inc.	500	13,455
Kraft Foods, Inc., Class A	10,000	315,100

	Number of Shares	Value (Note 1)

Reddy Ice Holdings, Inc.*	1,000	$2,750
Tootsie Roll Industries, Inc.	36,050	1,044,368
Wimm-Bill-Dann Foods OJSC (ADR)	82,000	2,703,540

		4,737,213

Personal Products (4.2%)
Alberto-Culver Co.	240,000	8,889,600
Avon Products, Inc.	35,000	1,017,100

		9,906,700

Total Consumer Staples		17,158,090

Energy (4.2%)
Energy Equipment & Services (0.6%)
Rowan Cos., Inc.*	13,000	453,830
RPC, Inc.	36,000	652,320
T-3 Energy Services, Inc.*	2,000	79,660
Wellstream Holdings plc	25,000	307,922

		1,493,732

Oil, Gas & Consumable Fuels (3.6%)
Anadarko Petroleum Corp.	4,000	304,640
Atlas Energy, Inc.*	160,000	7,035,200
Dragon Oil plc*	120,000	1,006,555
EXCO Resources, Inc.	2,000	38,840
WesternZagros Resources Ltd.*	40,000	19,109

		8,404,344

Total Energy		9,898,076

Financials (6.4%)
Capital Markets (0.1%)
BKF Capital Group, Inc.*	12,000	13,200
SWS Group, Inc.	40,000	202,000

		215,200

Commercial Banks (0.5%)
Marshall & Ilsley Corp.	125,900	871,228
Wilmington Trust Corp.	60,000	260,400

		1,131,628

Consumer Finance (3.4%)
American Express Co.	8,000	343,360
SLM Corp.*	50,000	629,500
Student Loan Corp.	215,000	6,974,600

		7,947,460

Insurance (0.9%)
CNA Surety Corp.*	55,000	1,302,400
First Mercury Financial Corp.	4,100	67,240
Mercer Insurance Group, Inc.	900	25,191
Wesco Financial Corp.	1,723	634,770

		2,029,601

Real Estate Management & Development (0.0%)
Eco Business-Immobilien AG*	500	4,572

Thrifts & Mortgage Finance (1.5%)
Flushing Financial Corp.	4,000	56,000
NewAlliance Bancshares, Inc.	240,000	3,595,200

		3,651,200

Total Financials		14,979,661

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/GAMCO MERGERS AND ACQUISITIONS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2010

	Number of Shares	Value (Note 1)

Health Care (14.3%)
Biotechnology (3.0%)
Actelion Ltd. (Registered)*	1,000	$54,759
Biogen Idec, Inc.*	6,000	402,300
Crucell N.V.*	52,000	1,639,908
Crucell N.V. (ADR)*	15,000	469,350
Genzyme Corp.*	26,000	1,851,200
Martek Biosciences Corp.*	1,000	31,300
Q-Med AB	168,700	1,912,585
Talecris Biotherapeutics Holdings Corp.*	32,000	745,600

		7,107,002

Health Care Equipment & Supplies (2.2%)
Alcon, Inc.	18,000	2,941,200
ArthroCare Corp.*	34,000	1,056,040
Beckman Coulter, Inc.	14,000	1,053,220
Exactech, Inc.*	10,000	188,200

		5,238,660

Health Care Providers & Services (0.1%)
Chemed Corp.	4,500	285,795

Life Sciences Tools & Services (4.6%)
Dionex Corp.*	69,200	8,166,292
WuXi PharmaTech Cayman, Inc. (ADR)*	166,000	2,679,240

		10,845,532

Pharmaceuticals (4.4%)
Allergan, Inc.	1,500	103,005
BMP Sunstone Corp.*	130,000	1,288,300
Eurand N.V.*	5,000	59,150
King Pharmaceuticals, Inc.*	600,000	8,430,000
Matrixx Initiatives, Inc.*	40,000	338,400

		10,218,855

Total Health Care		33,695,844

Industrials (13.5%)
Aerospace & Defense (3.9%)
Applied Signal Technology, Inc.	185,000	7,009,650
Herley Industries, Inc.*	77,000	1,333,640
ITT Corp.	4,000	208,440
Ladish Co., Inc.*	10,000	486,100
Todd Shipyards Corp.	300	6,717

		9,044,547

Air Freight & Logistics (0.1%)
Dynamex, Inc.*	4,800	118,848
Park-Ohio Holdings Corp.*	8,000	167,280

		286,128

Airlines (0.0%)
AirTran Holdings, Inc.*	5,000	36,950

Building Products (0.2%)
Griffon Corp.*	40,000	509,600

Electrical Equipment (3.4%)
Baldor Electric Co.	125,000	7,880,000
Draka Holding N.V.*	3,000	76,570

		7,956,570

	Number of Shares	Value (Note 1)

Machinery (5.7%)
Baldwin Technology Co., Inc., Class A*	23,500	$31,020
Bucyrus International, Inc.	91,000	8,135,400
Cardo AB	57,800	3,596,574
CIRCOR International, Inc.	5,000	211,400
Navistar International Corp.*	21,000	1,216,110
Tennant Co.	8,000	307,280

		13,497,784

Road & Rail (0.1%)
Dollar Thrifty Automotive Group, Inc.*	5,000	236,300

Trading Companies & Distributors (0.1%)
Kaman Corp.	5,000	145,350

Total Industrials		31,713,229

Information Technology (14.1%)
Communications Equipment (2.4%)
CommScope, Inc.*	180,000	5,619,600

Computers & Peripherals (0.8%)
Compellent Technologies, Inc.*	20,000	551,800
Diebold, Inc.	30,000	961,500
Hypercom Corp.*	3,000	25,110
SanDisk Corp.*	6,000	299,160
Seagate Technology plc*	4,000	60,120

		1,897,690

Electronic Equipment, Instruments & Components (2.5%)
CPI International, Inc.*	1,000	19,350
GTSI Corp.*	6,600	31,020
L-1 Identity Solutions, Inc.*	400,000	4,764,000
Nu Horizons Electronics Corp.*	108,900	759,033
Park Electrochemical Corp.	4,000	120,000
Zygo Corp.*	23,000	281,290

		5,974,693

Internet Software & Services (3.4%)
Art Technology Group, Inc.*	1,000,000	5,980,000
Yahoo!, Inc.*	115,000	1,912,450

		7,892,450

Semiconductors & Semiconductor Equipment (0.0%)
LTX-Credence Corp.*	2,500	18,500
Verigy Ltd.*	5,000	65,100

		83,600

Software (5.0%)
McAfee, Inc.*	220,000	10,188,200
Mentor Graphics Corp.*	10,000	120,000
Novell, Inc.*	20,000	118,400
Take-Two Interactive Software, Inc.*	110,000	1,346,400
Voltaire Ltd.*	500	4,325

		11,777,325

Total Information Technology		33,245,358

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/GAMCO MERGERS AND ACQUISITIONS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2010

	Number of Shares	Value (Note 1)

Materials (0.9%)
Chemicals (0.5%)
Airgas, Inc.	8,000	$499,680
Ferro Corp.*	8,000	117,120
Potash Corp. of Saskatchewan, Inc.	2,800	433,524

		1,050,324

Construction Materials (0.0%)
Cimpor Cimentos de Portugal SGPS S.A.	10,000	67,751

Containers & Packaging (0.2%)
Greif, Inc., Class A	1,000	61,900
Myers Industries, Inc.	50,000	487,000

		548,900

Metals & Mining (0.2%)
Camino Minerals Corp.*	4,000	1,971
Gold Fields Ltd. (ADR)	3,000	54,390
Rock of Ages Corp.*	46,900	245,287
Ventana Gold Corp.*	3,000	40,008

		341,656

Total Materials		2,008,631

Telecommunication Services (4.7%)
Diversified Telecommunication Services (2.1%)
Asia Satellite Telecommunications Holdings Ltd.	65,000	112,894
BCE, Inc.	50,000	1,773,000
Cincinnati Bell, Inc.*	170,000	476,000
Fastweb S.p.A.*	110,000	2,632,644

		4,994,538

Wireless Telecommunication Services (2.6%)
Millicom International Cellular S.A.	20,000	1,912,000
Sprint Nextel Corp.*	275,000	1,163,250
Syniverse Holdings, Inc.*	2,500	77,125
Telephone & Data Systems, Inc.	21,000	767,550
U.S. Cellular Corp.*	43,000	2,147,420

		6,067,345

Total Telecommunication Services		11,061,883

Utilities (4.5%)
Electric Utilities (2.1%)
Allegheny Energy, Inc.	190,000	4,605,600
PNM Resources, Inc.	25,000	325,500

		4,931,100

Gas Utilities (1.7%)
National Fuel Gas Co.	46,000	3,018,520

	Number of Shares	Value (Note 1)

Nicor, Inc.	20,000	$998,400

		4,016,920

Independent Power Producers & Energy Traders (0.6%)
Constellation Energy Group, Inc.	25,000	765,750
Dynegy, Inc.*	50,000	281,000
NRG Energy, Inc.*	15,000	293,100

		1,339,850

Multi-Utilities (0.1%)
GDF Suez S.A.*	3,801	5
NorthWestern Corp.	10,000	288,300

		288,305

Total Utilities		10,576,175

Total Common Stocks (75.1%) (Cost $169,372,604)		176,587,901

	Number of Rights	Value (Note 1)
RIGHTS:
Health Care (0.0%)
Pharmaceuticals (0.0%)
Fresenius Kabi Pharmaceuticals Holding, Inc., expiring 6/30/11* (Cost $—)	6,000	241

	Principal Amount	Value (Note 1)
SHORT-TERM INVESTMENTS:
Government Securities (23.4%)
U.S. Treasury Bills
0.12%, 3/3/11 (p)	$25,000,000	24,995,000
0.11%, 3/17/11 (p)	30,000,000	29,993,310

Total Government Securities		54,988,310

Time Deposit (5.7%)
JPMorgan Chase Nassau
0.000%, 1/3/11	13,327,872	13,327,872

Total Short-Term Investments (29.1%) (Cost $68,314,351)		68,316,182

Total Investments (104.2%) (Cost $237,686,955)		244,904,324
Other Assets Less Liabilities (-4.2%)		(9,790,825)

Net Assets (100%)		$235,113,499

*	Non-income producing.
(p)	Yield to maturity.

Glossary:

ADR	— American Depositary Receipt

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2010:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with rules under the Investment Company Act of 1940. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/GAMCO MERGERS AND ACQUISITIONS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2010

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Common Stocks
Consumer Discretionary	$10,911,852	$1,339,102	$—	$12,250,954
Consumer Staples	17,024,473	133,617	—	17,158,090
Energy	8,583,599	1,314,477	—	9,898,076
Financials	14,961,889	17,772	—	14,979,661
Health Care	30,088,592	3,607,252	—	33,695,844
Industrials	28,040,085	3,673,144	—	31,713,229
Information Technology	33,245,358	—	—	33,245,358
Materials	1,940,880	67,751	—	2,008,631
Telecommunication Services	8,316,345	2,745,538	—	11,061,883
Utilities	10,576,170	5	—	10,576,175
Rights
Health Care	241	—	—	241
Short-Term Investments	—	68,316,182	—	68,316,182

Total Assets	$163,689,484	$81,214,840	$—	$244,904,324

Total Liabilities	$—	$—	$—	$—

Total	$163,689,484	$81,214,840	$—	$244,904,324

The Portfolio held no derivatives contracts during the year ended December 31, 2010.

Investment security transactions for the year ended December 31, 2010 were as follows:

Cost of Purchases:
Stocks	$486,120,908
Net Proceeds of Sales and Redemptions:
Stocks	$419,602,659

As of December 31, 2010, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$9,313,506
Aggregate gross unrealized depreciation	(4,817,044)

Net unrealized appreciation	$4,496,462

Federal income tax cost of investments	$240,407,862

For the year ended December 31, 2010, the Portfolio incurred approximately $351,318 as brokerage commissions with Gabelli & Co., Inc., an affiliated broker/dealer.

The Portfolio utilized net capital loss carryforward of $4,083,143 during 2010.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/GAMCO MERGERS AND ACQUISITIONS PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2010

ASSETS
Investments at value (Cost $237,686,955)	$244,904,324
Cash	25
Receivable for securities sold	2,267,068
Receivable from Separate Accounts for Trust shares sold	536,204
Dividends, interest and other receivables	65,370
Other assets	233

Total assets	247,773,224

LIABILITIES
Payable for securities purchased	11,661,008
Payable to Separate Accounts for Trust shares redeemed	713,780
Investment management fees payable	176,546
Distribution fees payable - Class IB	46,180
Administrative fees payable	22,556
Trustees’ fees payable	573
Accrued expenses	39,082

Total liabilities	12,659,725

NET ASSETS	$235,113,499

Net assets were comprised of:
Paid in capital	$230,521,135
Accumulated undistributed net investment income (loss)	(31,583)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions	(2,576,991)
Unrealized appreciation (depreciation) on investments and foreign currency translations	7,200,938

Net assets	$235,113,499

Class IA
Net asset value, offering and redemption price per share, $13,618,625 / 1,088,371 shares outstanding (unlimited amount authorized: $0.01 par value)	$12.51

Class IB
Net asset value, offering and redemption price per share, $221,494,874 / 17,769,372 shares outstanding (unlimited amount authorized: $0.01 par value)	$12.46

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2010

INVESTMENT INCOME
Dividends (net of $71,955 foreign withholding tax)	$1,116,405
Interest	72,097

Total income	1,188,502

EXPENSES
Investment management fees	1,815,082
Distribution fees - Class IB	478,834
Administrative fees	236,551
Printing and mailing expenses	20,010
Custodian fees	12,999
Professional fees	12,604
Trustees’ fees	4,566
Miscellaneous	10,730

Gross expenses	2,591,376
Less: Fees paid indirectly	(43,792)

Net expenses	2,547,584

NET INVESTMENT INCOME (LOSS)	(1,359,082)

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Securities	12,432,468
Foreign currency transactions	87,568

Net realized gain (loss)	12,520,036

Change in unrealized appreciation (depreciation) on:
Securities	7,375,860
Foreign currency translations	(16,965)

Net change in unrealized appreciation (depreciation)	7,358,895

NET REALIZED AND UNREALIZED GAIN (LOSS)	19,878,931

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$18,519,849

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/GAMCO MERGERS AND ACQUISITIONS PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2010	2009
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$(1,359,082)	$(712,773)
Net realized gain (loss) on investments and foreign currency transactions	12,520,036	(5,534,932)
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	7,358,895	30,324,101

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	18,519,849	24,076,396

DISTRIBUTIONS:
Distributions from net realized capital gains
Class IA	(335,246)	(36,144)
Class IB	(5,411,234)	(784,555)

TOTAL DISTRIBUTIONS	(5,746,480)	(820,699)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 491,637 and 235,481 shares, respectively ]	6,116,300	2,645,319
Capital shares issued in reinvestment of distributions [ 26,932 and 3,359 shares, respectively ]	335,246	36,144
Capital shares repurchased [ (200,093) and (121,253) shares, respectively ]	(2,418,079)	(1,324,375)

Total Class IA transactions	4,033,467	1,357,088

Class IB
Capital shares sold [ 6,413,834 and 4,856,458 shares, respectively ]	77,984,375	52,367,592
Capital shares issued in reinvestment of distributions [ 436,342 and 72,922 shares, respectively ]	5,411,234	784,555
Capital shares repurchased [ (3,763,996) and (4,029,011) shares, respectively ]	(45,334,668)	(42,626,525)

Total Class IB transactions	38,060,941	10,525,622

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	42,094,408	11,882,710

TOTAL INCREASE (DECREASE) IN NET ASSETS	54,867,777	35,138,407
NET ASSETS:
Beginning of year	180,245,722	145,107,315

End of year (a)	$235,113,499	$180,245,722

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$(31,583)	$(31,641)

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/GAMCO MERGERS AND ACQUISITIONS PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,					June 8, 2007* to December 31, 2007
Class IA	2010		2009		2008
Net asset value, beginning of period	$11.68		$10.04		$12.22	$13.28

Income (loss) from investment operations:
Net investment income (loss)	(0.05	)(e)	(0.02	)(e)	0.08 (e)	0.09 (e)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	1.20		1.72		(1.73)	(0.48)

Total from investment operations	1.15		1.70		(1.65)	(0.39)

Less distributions:
Dividends from net investment income	—		—		(0.08)	(0.12)
Distributions from net realized gains	(0.32)		(0.06)		(0.45)	(0.55)

Total dividends and distributions	(0.32)		(0.06)		(0.53)	(0.67)

Net asset value, end of period	$12.51		$11.68		$10.04	$12.22

Total return (b)	9.83%		16.94%		(13.62)%	(2.87)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$13,619		$8,991		$6,549	$10,580
Ratio of expenses to average net assets:
After fees paid indirectly (a)	1.02%		1.06%		1.12%	1.08%
Before fees paid indirectly (a)	1.05%		1.08%		1.13%	1.09%
Ratio of net investment income to average net assets:
After fees paid indirectly (a)	(0.43)%		(0.23)%		0.71%	1.19%
Before fees paid indirectly (a)	(0.45)%		(0.24)%		0.69%	1.17%
Portfolio turnover rate	326%		206%		231%	268%

	Year Ended December 31,
Class IB	2010		2009		2008	2007		2006
Net asset value, beginning of period	$11.66		$10.05		$12.23	$12.45		$11.61

Income (loss) from investment operations:
Net investment income (loss)	(0.08	)(e)	(0.05	)(e)	0.05 (e)	0.11	(e)	0.25 (e)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	1.20		1.72		(1.72)	0.31		1.16

Total from investment operations	1.12		1.67		(1.67)	0.42		1.41

Less distributions:
Dividends from net investment income	—		—		(0.06)	(0.09)		(0.23)
Distributions from net realized gains	(0.32)		(0.06)		(0.45)	(0.55)		(0.34)

Total dividends and distributions	(0.32)		(0.06)		(0.51)	(0.64)		(0.57)

Net asset value, end of period	$12.46		$11.66		$10.05	$12.23		$12.45

Total return	9.59%		16.63%		(13.83)%	3.42%		12.16%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$221,495		$171,255		$138,558	$165,261		$115,091
Ratio of expenses to average net assets:
After fees paid indirectly	1.28%		1.31%		1.37%	1.33	%(c)	1.37%
Before fees paid indirectly	1.30%		1.33%		1.38%	1.34	%(c)	1.45%
Ratio of net investment income to average net assets:
After fees paid indirectly	(0.69)%		(0.46)%		0.46%	0.86%		2.05%
Before fees paid indirectly	(0.71)%		(0.48)%		0.44%	0.83%		1.97%
Portfolio turnover rate	326%		206%		231%	268%		249%

*	Commencement of Operations.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(c)	Reflects overall fund ratios for non-class specific expense.
(e)	Net investment income per share is based on average shares outstanding.

See Notes to Financial Statements.

EQ/GAMCO SMALL COMPANY VALUE PORTFOLIO (Unaudited)

PORTFOLIO ADVISER

➢	GAMCO Asset Management, Inc.

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/10
	1 Year	5 Years	10 Years	Since Incept.**
Portfolio – Class IA Shares*	32.94%	11.25%	10.93%	13.35%
Portfolio – Class IB Shares	32.64	11.06	10.84	13.31
Russell 2000® Value Index	24.50	3.52	8.42	10.85

*   Date of inception 7/13/07. Returns shown for Class IA shares prior to this period are derived from the historical performance of Class IB shares adjusted to reflect the 12b-1 fees, applicable to Class IB shares; Class IA shares are not subject to any 12b-1 fees.

** Date of inception 8/1/88

    Returns for periods greater than one year are annualized

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned 32.64% for the year ended December 31, 2010. The Portfolio’s benchmark, the Russell 2000® Value Index, returned 24.50% over the same period.

Portfolio Highlights

What helped performance during the year:

•

An overweight position in the Consumer Discretionary sector helped performance during the year. One holding, Cablevision, rose as the company enacted several shareholder friendly initiatives. Several small broadcasters (Belo Corporation, Journal Communications, LIN TV, Meredith Corp., Scripps, Sinclair Broadcasting) were also among the Portfolio’s top performers.

•

Industrial sector holdings boosted performance. The aerospace and auto aftermarkets are starting to rebound as distributors look to restock. The Portfolio’s holdings in Ametek, Precision Castparts , Circor, Flowserve, Idex, Clarcor, Donaldson gained during the year.

•

Gaming and lodging stocks were still being impacted by the economic environment but hotel booking volumes and occupancy are improving. Boyd Gaming, Las Vegas Sands, Penn National Gaming, Pinnacle Entertainment, and Gaylord Entertainment all rose for the year.

What hurt performance during the year:

•	Shares of Cincinnati Bell declined as the company was impacted in part by its acquisition of a large data center.

•	Escalating milk costs hurt Dean Foods whose shares declined as consumers shifted from branded milk to private label.

•	Gencorp experienced headwinds including NASA cutbacks on the Constellation space program and a review of certain costs by the Department of Defense.

Portfolio Positioning and Outlook

At year’s end, the U.S. economic recovery appeared to have entered an expansion phase, despite little progress on the jobs front and a lackluster housing and construction market. Consumer spending appears positive but not robust, as tepid wage growth and personal balance sheet repair constrain the urge to splurge. The manufacturing sector of the economy seems to be strong, helped by exports and an apparent recovery in automotive production and demand.

At the end of the year, the economy and financial markets were better than two years ago and even twelve months ago. The risk of double-dip recession seemed to continue to recede as the economic soft path encountered this past summer has given way to a modest acceleration in activity. Economists have nudged expectations higher. With increased economic activity, interest rates may rise but remain quite low by historic standards.

Sector Weightings as of 12/31/10	% of Net Assets
Industrials	27.6%
Consumer Discretionary	21.7
Materials	8.9
Utilities	7.6
Consumer Staples	7.2
Information Technology	7.0
Financials	5.2
Health Care	5.0
Energy	3.4
Telecommunication Services	1.7
Cash and Other	4.7

100.0%

EQ/GAMCO SMALL COMPANY VALUE PORTFOLIO (Unaudited)

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2010 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/10	Ending Account Value 12/31/10	Expenses Paid During Period* 7/1/10 - 12/31/10
Class IA
Actual	$1,000.00	$1,333.90	$5.00
Hypothetical (5% average return before expenses)	1,000.00	1,020.92	4.33
Class IB
Actual	1,000.00	1,332.20	6.47
Hypothetical (5% average return before expenses)	1,000.00	1,019.66	5.60

*   Expenses are equal to the Portfolio’s Class IA and Class IB shares annualized expense ratios of 0.85% and 1.10%, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

EQ ADVISORS TRUST

EQ/GAMCO SMALL COMPANY VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2010

	Number of Shares	Value (Note 1)

COMMON STOCKS:
Consumer Discretionary (21.7%)
Auto Components (4.5%)
BorgWarner, Inc.*	189,000	$13,676,040
Dana Holding Corp.*	821,100	14,131,131
Federal-Mogul Corp.*	180,000	3,717,000
Modine Manufacturing Co.*	600,032	9,300,496
SORL Auto Parts, Inc.*	61,096	521,149
Spartan Motors, Inc.	290,000	1,766,100
Standard Motor Products, Inc.	765,000	10,480,500
Stoneridge, Inc.*	305,000	4,815,950
Strattec Security Corp.	125,000	4,166,250
Superior Industries International, Inc.	330,000	7,002,600
Tenneco, Inc.*	545,000	22,432,200

		92,009,416

Automobiles (0.1%)
Thor Industries, Inc.	4,000	135,840
Winnebago Industries, Inc.*	42,000	638,400

		774,240

Diversified Consumer Services (0.6%)
Cambium Learning Group, Inc.*	320,000	1,100,800
Corinthian Colleges, Inc.*	585,000	3,047,850
Matthews International Corp., Class A	16,000	559,680
Regis Corp.	44,000	730,400
Stewart Enterprises, Inc., Class A	275,000	1,839,750
Universal Technical Institute, Inc.	264,768	5,830,191

		13,108,671

Hotels, Restaurants & Leisure (4.6%)
Biglari Holdings, Inc.*	30,107	12,350,193
Boyd Gaming Corp.*	290,000	3,074,000
Canterbury Park Holding Corp.*‡	214,807	2,496,057
Cheesecake Factory, Inc.*	205,500	6,300,630
Churchill Downs, Inc.	222,592	9,660,493
Denny’s Corp.*	440,000	1,575,200
Dover Downs Gaming & Entertainment, Inc.	90,000	306,000
Dover Motorsports, Inc.*	470,600	837,668
Gaylord Entertainment Co.*	398,000	14,304,120
International Speedway Corp., Class A	38,000	994,460
Lakes Entertainment, Inc.*	95,000	270,750
Las Vegas Sands Corp.*	280,000	12,866,000
Marcus Corp.	230,000	3,052,100
Morgans Hotel Group Co.*	65,000	589,550
Nathan’s Famous, Inc.*	115,000	1,937,750
Orient-Express Hotels Ltd., Class A*	320,000	4,156,800
Peet’s Coffee & Tea, Inc.*	79,000	3,297,460
Penn National Gaming, Inc.*	102,000	3,585,300
Pinnacle Entertainment, Inc.*	325,000	4,556,500
Sonesta International Hotels Corp., Class A‡	345,000	7,245,000
Speedway Motorsports, Inc.	20,000	306,400

	Number of Shares	Value (Note 1)

Wendy’s/Arby’s Group, Inc., Class A	110,000	$508,200

		94,270,631

Household Durables (0.8%)
All American Group, Inc.*	460,000	98,900
Cavco Industries, Inc.*	104,000	4,855,760
Harman International Industries, Inc.*	158,000	7,315,400
Nobility Homes, Inc.*	60,000	486,600
Skyline Corp.	152,000	3,964,160

		16,720,820

Internet & Catalog Retail (0.1%)
1-800-FLOWERS.COM, Inc., Class A*	510,000	1,371,900
Nutrisystem, Inc.	50,000	1,051,500

		2,423,400

Leisure Equipment & Products (0.4%)
Brunswick Corp.	44,000	824,560
Eastman Kodak Co.*	350,000	1,876,000
Marine Products Corp.*	280,000	1,864,800
Universal Entertainment Corp.*	120,000	3,507,329

		8,072,689

Media (4.7%)
Acme Communications, Inc.*	210,000	235,200
Arbitron, Inc.	63,049	2,617,794
Ascent Media Corp., Class A*	110,077	4,266,584
Beasley Broadcasting Group, Inc., Class A*‡	443,000	2,653,570
Belo Corp., Class A*	205,000	1,451,400
Cablevision Systems Corp. - New York Group, Class A	315,000	10,659,600
Carmike Cinemas, Inc.*	150,000	1,158,000
Clear Channel Outdoor Holdings, Inc., Class A*	230,000	3,229,200
Crown Media Holdings, Inc., Class A*	116,000	303,920
Cumulus Media, Inc., Class A*	5	22
Discovery Communications, Inc., Class A*	12,000	500,400
Discovery Communications, Inc., Class C*	12,000	440,280
DISH Network Corp., Class A*	20,000	393,200
Emmis Communications Corp., Class A*	90,000	68,400
EW Scripps Co., Class A*	358,100	3,634,715
Fisher Communications, Inc.*	321,500	7,008,700
Global Sources Ltd.*	210,000	1,999,200
Gray Television, Inc.*	810,000	1,514,700
Grupo Televisa S.A. (ADR)*	110,000	2,852,300
Il Sole 24 Ore S.p.A.*	852,000	1,574,584
Imax Corp.*	41,000	1,150,050
Interpublic Group of Cos., Inc.*	900,000	9,558,000
Journal Communications, Inc., Class A*	1,042,000	5,262,100
LIN TV Corp., Class A*	545,000	2,888,500
Live Nation Entertainment, Inc.*	200,000	2,284,000

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/GAMCO SMALL COMPANY VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2010

	Number of Shares	Value (Note 1)

Madison Square Garden, Inc., Class A*	543,300	$14,006,274
Martha Stewart Living Omnimedia, Inc., Class A*	315,000	1,392,300
MDC Partners, Inc., Class A	7,000	120,890
Media General, Inc., Class A*	925,000	5,346,500
Mediacom Communications Corp., Class A*	150,000	1,269,000
Meredith Corp.	60,000	2,079,000
PRIMEDIA, Inc.	135,000	567,000
Salem Communications Corp., Class A	635,001	2,012,953
SearchMedia Holdings Ltd.*	142,000	437,360
Sinclair Broadcast Group, Inc., Class A	245,000	2,004,100
World Wrestling Entertainment, Inc., Class A	2,000	28,480

		96,968,276

Multiline Retail (0.4%)
99 Cents Only Stores*	95,000	1,514,300
Bon-Ton Stores, Inc.*	542,000	6,861,720

		8,376,020

Specialty Retail (5.3%)
Aaron’s, Inc.	115,000	2,344,850
AutoNation, Inc.*	600,000	16,920,000
Barnes & Noble, Inc.	80,000	1,132,000
Bed Bath & Beyond, Inc.*	122,000	5,996,300
Big 5 Sporting Goods Corp.	150,000	2,290,500
Bowlin Travel Centers, Inc.*	76,000	85,120
Coldwater Creek, Inc.*	1,000,000	3,170,000
Collective Brands, Inc.*	13,000	274,300
Midas, Inc.*	531,000	4,306,410
Monro Muffler Brake, Inc.	66,000	2,282,940
O’Reilly Automotive, Inc.*	485,000	29,303,700
Penske Automotive Group, Inc.*	490,000	8,535,800
PEP Boys-Manny, Moe & Jack	525,000	7,050,750
Sally Beauty Holdings, Inc.*	520,000	7,555,600
Tractor Supply Co.	365,000	17,698,850

		108,947,120

Textiles, Apparel & Luxury Goods (0.2%)
Hanesbrands, Inc.*	100,000	2,540,000
Movado Group, Inc.*	68,000	1,097,520
Wolverine World Wide, Inc.	25,000	797,000

		4,434,520

Total Consumer Discretionary		446,105,803

Consumer Staples (7.2%)
Beverages (0.6%)
Boston Beer Co., Inc., Class A*	79,000	7,512,110
Brown-Forman Corp., Class A	30,000	2,085,300
Brown-Forman Corp., Class B	3,025	210,601
Davide Campari-Milano S.p.A.	300,000	1,952,334

		11,760,345

Food & Staples Retailing (1.7%)
Casey’s General Stores, Inc.	220,092	9,356,111

	Number of Shares	Value (Note 1)

Ingles Markets, Inc., Class A‡	670,203	$12,867,898
United Natural Foods, Inc.*	90,000	3,301,200
Village Super Market, Inc., Class A	92,087	3,038,871
Weis Markets, Inc.	60,000	2,419,800
Winn-Dixie Stores, Inc.*	540,000	3,871,800

		34,855,680

Food Products (3.1%)
Bull-Dog Sauce Co., Ltd.	40,000	89,666
Corn Products International, Inc.	225,000	10,350,000
Dean Foods Co.*	60,000	530,400
Del Monte Foods Co.	550,000	10,340,000
Diamond Foods, Inc.	7,000	372,260
Feihe International, Inc.*	265,000	2,819,600
Flowers Foods, Inc.	35,000	941,850
Griffin Land & Nurseries, Inc.‡	277,022	8,969,972
Hain Celestial Group, Inc.*	188,000	5,087,280
J&J Snack Foods Corp.	50,000	2,412,000
John B. Sanfilippo & Son, Inc.*	2,000	24,880
Lifeway Foods, Inc.*	230,105	2,197,503
Ralcorp Holdings, Inc.*	54,000	3,510,540
Rock Field Co., Ltd.	200,000	3,140,781
Smart Balance, Inc.*	245,000	1,060,850
Snyders-Lance, Inc.	33,800	792,272
Tootsie Roll Industries, Inc.	344,000	9,965,680
Wimm-Bill-Dann Foods OJSC (ADR)	5,000	164,850

		62,770,384

Household Products (0.9%)
Church & Dwight Co., Inc.	43,000	2,967,860
Energizer Holdings, Inc.*	55,000	4,009,500
Katy Industries, Inc.*‡	635,000	762,000
Oil-Dri Corp. of America‡	439,300	9,440,557
WD-40 Co.	45,000	1,812,600

		18,992,517

Personal Products (0.9%)
Alberto-Culver Co.	124,880	4,625,555
Elizabeth Arden, Inc.*	11,000	253,110
Revlon, Inc., Class A*	22,000	216,480
Schiff Nutrition International, Inc.‡	1,275,000	11,577,000
United-Guardian, Inc.	153,000	2,142,000

		18,814,145

Total Consumer Staples		147,193,071

Energy (3.4%)
Energy Equipment & Services (3.4%)
Key Energy Services, Inc.*	90,000	1,168,200
Lufkin Industries, Inc.	252,000	15,722,280
Oceaneering International, Inc.*	60,000	4,417,800
Rowan Cos., Inc.*	215,000	7,505,650
RPC, Inc.	2,200,000	39,864,000
Union Drilling, Inc.*	115,000	837,200

		69,515,130

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/GAMCO SMALL COMPANY VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2010

	Number of Shares	Value (Note 1)

Oil, Gas & Consumable Fuels (0.0%)
Genesis Energy LP	47,000	$1,240,800
Voyager Oil & Gas, Inc.*	45,503	245,716

		1,486,516

Total Energy		71,001,646

Financials (5.2%)
Capital Markets (2.7%)
Artio Global Investors, Inc.	95,000	1,401,250
BKF Capital Group, Inc.*	50,000	55,000
Calamos Asset Management, Inc., Class A	110,000	1,540,000
Cohen & Steers, Inc.	299,071	7,805,753
Duff & Phelps Corp., Class A	55,000	927,300
Epoch Holding Corp.	445,000	6,910,850
GAM Holding Ltd.*	265,000	4,378,877
Investment Technology Group, Inc.*	15,000	245,550
Janus Capital Group, Inc.	910,000	11,802,700
KBW, Inc.	35,000	977,200
KKR & Co. (Guernsey) LP	150,000	2,130,000
Legg Mason, Inc.	30,000	1,088,100
Medallion Financial Corp.	26,800	219,760
Pzena Investment Management, Inc., Class A	14,000	102,900
SWS Group, Inc.	530,000	2,676,500
Waddell & Reed Financial, Inc., Class A	388,000	13,692,520

		55,954,260

Commercial Banks (0.5%)
Fidelity Southern Corp.*	26,144	182,485
Hudson Valley Holding Corp.	53,518	1,325,106
Nara Bancorp, Inc.*	580,000	5,695,600
Sterling Bancorp/New York	285,000	2,983,950

		10,187,141

Consumer Finance (0.2%)
Discover Financial Services	170,000	3,150,100

Insurance (1.1%)
Alleghany Corp.*	3,329	1,019,906
Argo Group International Holdings Ltd.	75,000	2,808,750
CNA Surety Corp.*	784,000	18,565,120

		22,393,776

Real Estate Investment Trusts (REITs) (0.0%)
Gyrodyne Co. of America, Inc. (REIT)*	5,000	396,050

Real Estate Management & Development (0.0%)
Capital Properties, Inc., Class A	11,260	112,600
Capital Properties, Inc., Class B†(b)	7,800	78,000
St. Joe Co.*	9,400	205,390

		395,990

Thrifts & Mortgage Finance (0.7%)
Capitol Federal Financial, Inc.	12,500	148,875
Crazy Woman Creek Bancorp, Inc.*	15,750	161,437
Flushing Financial Corp.	230,000	3,220,000

	Number of Shares	Value (Note 1)

NewAlliance Bancshares, Inc.	763,600	$11,438,728

		14,969,040

Total Financials		107,446,357

Health Care (5.0%)
Biotechnology (0.7%)
Cepheid, Inc.*	205,000	4,663,750
Crucell N.V. (ADR)*	250,000	7,822,500
Genzyme Corp.*	1,500	106,800
Martek Biosciences Corp.*	30,000	939,000

		13,532,050

Health Care Equipment & Supplies (2.6%)
Alere, Inc.*	10,000	366,000
Align Technology, Inc.*	68,000	1,328,720
AngioDynamics, Inc.*	120,000	1,844,400
Anika Therapeutics, Inc.*	8,000	53,040
ArthroCare Corp.*	172,000	5,342,320
Biolase Technology, Inc.*	125,000	217,500
Cantel Medical Corp.	800	18,720
CONMED Corp.*	80,000	2,114,400
Cooper Cos., Inc.	100,000	5,634,000
Cutera, Inc.*	435,085	3,606,854
Cynosure, Inc., Class A*	24,000	245,520
Del Global Technologies Corp.*	147,028	108,801
DENTSPLY International, Inc.	4,500	153,765
DexCom, Inc.*	55,000	750,750
Exactech, Inc.*	210,018	3,952,539
Greatbatch, Inc.*	60,000	1,449,000
ICU Medical, Inc.*	16,000	584,000
IRIS International, Inc.*	380,000	3,887,400
Kensey Nash Corp.*	67,000	1,864,610
Kinetic Concepts, Inc.*	30,000	1,256,400
Neogen Corp.*	11,000	451,330
NuVasive, Inc.*	9,000	230,850
Orthofix International N.V.*	60,000	1,740,000
Palomar Medical Technologies, Inc.*	77,600	1,102,696
Quidel Corp.*	494,600	7,146,970
Rochester Medical Corp.*	155,000	1,692,600
RTI Biologics, Inc.*	65,000	173,550
SurModics, Inc.*	40,000	474,800
Syneron Medical Ltd.*	30,000	305,700
Vascular Solutions, Inc.*	230,000	2,695,600
Wright Medical Group, Inc.*	38,000	590,140
Young Innovations, Inc.	59,000	1,888,590

		53,271,565

Health Care Providers & Services (1.3%)
American Dental Partners, Inc.*	23,000	310,730
Animal Health International, Inc.*	210,000	602,700
Chemed Corp.	252,000	16,004,520
Continucare Corp.*	110,000	514,800
Gentiva Health Services, Inc.*	3,000	79,800
Henry Schein, Inc.*	10,000	613,900
MWI Veterinary Supply, Inc.*	30,000	1,894,500
Owens & Minor, Inc.	120,000	3,531,600
Patterson Cos., Inc.	50,000	1,531,500

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/GAMCO SMALL COMPANY VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2010

	Number of Shares	Value (Note 1)

PSS World Medical, Inc.*	58,000	$1,310,800

		26,394,850

Life Sciences Tools & Services (0.1%)
Life Technologies Corp.*	20,000	1,110,000
Thermo Fisher Scientific, Inc.*	25,000	1,384,000

		2,494,000

Pharmaceuticals (0.3%)
Allergan, Inc.	33,000	2,266,110
Heska Corp.*	13,500	66,960
Matrixx Initiatives, Inc.*	125,000	1,057,500
Pain Therapeutics, Inc.*	495,000	3,341,250

		6,731,820

Total Health Care		102,424,285

Industrials (27.6%)
Aerospace & Defense (3.0%)
AAR Corp.*	75,000	2,060,250
Astronics Corp.*	10,000	210,000
Astronics Corp., Class B*†	2,600	54,600
Curtiss-Wright Corp.	790,000	26,228,000
Ducommun, Inc.	15,000	326,700
GenCorp, Inc.*	1,070,866	5,536,377
HEICO Corp.	32,500	1,658,475
Herley Industries, Inc.*	438,200	7,589,624
Innovative Solutions & Support, Inc.*	15,000	85,050
Moog, Inc., Class A*	60,000	2,388,000
Moog, Inc., Class B*	30,900	1,229,820
Precision Castparts Corp.	102,000	14,199,420

		61,566,316

Air Freight & Logistics (0.5%)
Park-Ohio Holdings Corp.*	467,000	9,764,970

Building Products (0.8%)
A.O. Smith Corp.	23,000	875,840
Griffon Corp.*	1,200,000	15,288,000

		16,163,840

Commercial Services & Supplies (2.6%)
ACCO Brands Corp.*	160,000	1,363,200
Brink’s Co.	325,000	8,736,000
Casella Waste Systems, Inc., Class A*	138,200	979,838
Copart, Inc.*	12,000	448,200
Covanta Holding Corp.	220,000	3,781,800
Garda World Security Corp., Class A*	65,000	604,043
KAR Auction Services, Inc.*	485,000	6,693,000
Loomis AB, Class B	270,000	4,054,627
Republic Services, Inc.	400,000	11,944,000
Rollins, Inc.	652,500	12,886,875
Swisher Hygiene, Inc.*	30,000	142,500
Waste Connections, Inc.	22,500	619,425
WCA Waste Corp.*	100,000	484,000

		52,737,508

Construction & Engineering (0.8%)
Furmanite Corp.*	550,000	3,800,500

	Number of Shares	Value (Note 1)

Insituform Technologies, Inc., Class A*	80,000	$2,120,800
Layne Christensen Co.*	320,000	11,014,400

		16,935,700

Electrical Equipment (5.0%)
AMETEK, Inc.	271,500	10,656,375
AZZ, Inc.	5,000	200,050
Baldor Electric Co.	325,000	20,488,000
Belden, Inc.	50,000	1,841,000
Ener1, Inc.*	14,000	53,060
Franklin Electric Co., Inc.	125,000	4,865,000
GrafTech International Ltd.*	1,415,000	28,073,600
Magnetek, Inc.*	660,000	891,000
Rockwell Automation, Inc.	116,000	8,318,360
Roper Industries, Inc.	40,000	3,057,200
SL Industries, Inc.*	216,089	3,770,753
Thomas & Betts Corp.*	378,800	18,296,040
Woodward Governor Co.	45,000	1,690,200

		102,200,638

Industrial Conglomerates (1.5%)
Standex International Corp.	105,000	3,140,550
Textron, Inc.	290,000	6,855,600
Tredegar Corp.	830,000	16,085,400
Tyco International Ltd.	136,116	5,640,647

		31,722,197

Machinery (10.2%)
Ampco-Pittsburgh Corp.	300,635	8,432,812
Astec Industries, Inc.*	53,000	1,717,730
Badger Meter, Inc.	35,000	1,547,700
Baldwin Technology Co., Inc., Class A*	460,000	607,200
Barnes Group, Inc.	5,000	103,350
Bucyrus International, Inc.	40,000	3,576,000
CIRCOR International, Inc.	454,000	19,195,120
CLARCOR, Inc.	373,000	15,997,970
CNH Global N.V.*	767,000	36,616,580
Crane Co.	595,000	24,436,650
Donaldson Co., Inc.	112,000	6,527,360
Eastern Co.	11,748	209,702
Flowserve Corp.	39,000	4,649,580
Gorman-Rupp Co.	147,000	4,751,040
Graco, Inc.	145,000	5,720,250
Greenbrier Cos., Inc.*	124,000	2,602,760
IDEX Corp.	165,000	6,454,800
Interpump Group S.p.A.*	237,800	1,809,712
Kennametal, Inc.	49,500	1,953,270
Key Technology, Inc.*	10,000	170,100
L.S. Starrett Co., Class A	152,000	1,775,360
Lincoln Electric Holdings, Inc.	58,000	3,785,660
Lindsay Corp.	77,000	4,576,110
Met-Pro Corp.	96,000	1,133,760
Middleby Corp.*	1,000	84,420
Mueller Water Products, Inc., Class A	65,000	271,050
Navistar International Corp.*	200,000	11,582,000
Nordson Corp.	20,000	1,837,600
Robbins & Myers, Inc.	194,000	6,941,320
Tennant Co.	330,000	12,675,300
Terex Corp.*	135,000	4,190,400

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/GAMCO SMALL COMPANY VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2010

	Number of Shares	Value (Note 1)

Twin Disc, Inc.	37,096	$1,107,686
Valmont Industries, Inc.	10,000	887,300
Watts Water Technologies, Inc., Class A	350,000	12,806,500

		210,734,152

Road & Rail (0.1%)
Providence and Worcester Railroad Co.	128,800	2,157,400

Trading Companies & Distributors (2.7%)
GATX Corp.	705,000	24,872,400
Kaman Corp.	720,000	20,930,400
National Patent Development Corp.*	264,000	422,400
Rush Enterprises, Inc., Class B*	480,021	8,630,778
United Rentals, Inc.*	80,000	1,820,000

		56,675,978

Transportation Infrastructure (0.4%)
BBA Aviation plc	1,800,102	6,219,290
Macquarie Infrastructure Co. LLC*	50,000	1,058,500

		7,277,790

Total Industrials		567,936,489

Information Technology (7.0%)
Communications Equipment (0.4%)
Bel Fuse, Inc., Class A	54,641	1,383,510
Communications Systems, Inc.	160,900	2,242,946
EchoStar Corp., Class A*	30,000	749,100
Emulex Corp.*	40,000	466,400
Plantronics, Inc.	45,000	1,674,900
Sycamore Networks, Inc.	90,000	1,853,100

		8,369,956

Computers & Peripherals (2.1%)
ADPT Corp.*	700,000	2,051,000
Diebold, Inc.	550,000	17,627,500
Intermec, Inc.*	1,330,000	16,837,800
NCR Corp.*	390,000	5,994,300
TransAct Technologies, Inc.*	113,000	1,058,810

		43,569,410

Electronic Equipment, Instruments & Components (2.2%)
Anixter International, Inc.	6,000	358,380
CTS Corp.	895,000	9,898,700
Gerber Scientific, Inc.*	485,000	3,816,950
Kemet Corp.*	80,000	1,166,400
Littelfuse, Inc.	125,000	5,882,500
Mercury Computer Systems, Inc.*	5,000	91,900
Methode Electronics, Inc.	200,000	2,594,000
Park Electrochemical Corp.	562,000	16,860,000
Trans-Lux Corp.*	100,000	16,000
Universal Display Corp.*	25,000	766,250
Zygo Corp.*	340,000	4,158,200

		45,609,280

Internet Software & Services (0.3%)
AOL, Inc.*	30,000	711,300

	Number of Shares	Value (Note 1)

SAVVIS, Inc.*	3,000	$76,560
Stamps.com, Inc.	80,000	1,060,000
Terremark Worldwide, Inc.*	3,000	38,850
ValueClick, Inc.*	290,000	4,648,700

		6,535,410

IT Services (0.1%)
Edgewater Technology, Inc.*	600,000	1,410,000

Office Electronics (0.5%)
Zebra Technologies Corp., Class A*	275,000	10,447,250

Semiconductors & Semiconductor Equipment (0.7%)
Cypress Semiconductor Corp.*	390,000	7,246,200
International Rectifier Corp.*	8,000	237,520
MoSys, Inc.*	20,000	113,800
Tech/Ops Sevcon, Inc.*‡	500,000	3,585,000
Trident Microsystems, Inc.*	580,000	1,032,400
Zoran Corp.*	150,000	1,320,000

		13,534,920

Software (0.7%)
FalconStor Software, Inc.*	80,000	268,000
GSE Systems, Inc.*	18,000	65,160
Mentor Graphics Corp.*	110,000	1,320,000
Take-Two Interactive Software, Inc.*	500,000	6,120,000
TiVo, Inc.*	562,080	4,850,750
Tyler Technologies, Inc.*	120,000	2,491,200

		15,115,110

Total Information Technology		144,591,336

Materials (8.9%)
Chemicals (6.2%)
A. Schulman, Inc.	25,000	572,250
Airgas, Inc.	3,000	187,380
Albemarle Corp.	23,000	1,282,940
Arch Chemicals, Inc.	75,000	2,844,750
Ashland, Inc.	129,000	6,560,940
Chemtura Corp.*	20,000	319,600
Core Molding Technologies, Inc.*	310,000	1,785,600
Cytec Industries, Inc.	6,000	318,360
Ferro Corp.*	2,252,270	32,973,233
FMC Corp.	10,000	798,900
H.B. Fuller Co.	355,000	7,284,600
Hawkins, Inc.	113,000	5,017,200
Huntsman Corp.	947,000	14,782,670
Material Sciences Corp.*	16,000	102,240
NewMarket Corp.	75,000	9,252,750
Olin Corp.	110,000	2,257,200
Omnova Solutions, Inc.*	750,000	6,270,000
Penford Corp.*	20,000	122,200
Quaker Chemical Corp.	5,000	208,350
Rockwood Holdings, Inc.*	100,000	3,912,000
Scotts Miracle-Gro Co., Class A	83,000	4,213,910
Sensient Technologies Corp.	305,000	11,202,650
Zep, Inc.	790,000	15,705,200

		127,974,923

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/GAMCO SMALL COMPANY VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2010

	Number of Shares	Value (Note 1)

Construction Materials (0.1%)
Texas Industries, Inc.	61,000	$2,792,580

Containers & Packaging (1.2%)
Greif, Inc., Class A	142,000	8,789,800
Myers Industries, Inc.	1,085,000	10,567,900
Sonoco Products Co.	145,000	4,882,150

		24,239,850

Metals & Mining (1.3%)
Barrick Gold Corp.	20,000	1,063,600
Brush Engineered Materials, Inc.*	405,000	15,649,200
Handy & Harman Ltd.*	250,000	3,245,000
Kinross Gold Corp.	20,000	379,200
Lynas Corp., Ltd.*	250,000	526,742
Molycorp, Inc.*	97,900	4,885,210

		25,748,952

Paper & Forest Products (0.1%)
Schweitzer-Mauduit International, Inc.	33,000	2,076,360

Total Materials		182,832,665

Telecommunication Services (1.7%)
Diversified Telecommunication Services (0.9%)
AboveNet, Inc.	52,500	3,069,150
Cincinnati Bell, Inc.*	3,950,000	11,060,000
HickoryTech Corp.	56,000	537,600
New Ulm Telecom, Inc.	28,000	147,000
Verizon Communications, Inc.	80,000	2,862,400

		17,676,150

Wireless Telecommunication Services (0.8%)
Clearwire Corp., Class A*	135,000	695,250
Rogers Communications, Inc., Class B	200,000	6,926,000
U.S. Cellular Corp.*	100,000	4,994,000
VimpelCom Ltd. (ADR)	305,000	4,587,200

		17,202,450

Total Telecommunication Services		34,878,600

Utilities (7.6%)
Electric Utilities (3.3%)
Allegheny Energy, Inc.	22,000	533,280
Central Vermont Public Service Corp.	110,100	2,406,786
El Paso Electric Co.*	728,000	20,041,840
Great Plains Energy, Inc.	565,000	10,955,350
Otter Tail Corp.	255,000	5,747,700
PNM Resources, Inc.	1,300,000	16,926,000
UniSource Energy Corp.	140,000	5,017,600
Westar Energy, Inc.	280,000	7,044,800

		68,673,356

Gas Utilities (1.8%)
Chesapeake Utilities Corp.	15,000	622,800
National Fuel Gas Co.	185,000	12,139,700
Oneok, Inc.	86,000	4,770,420
Southwest Gas Corp.	510,000	18,701,700

		36,234,620

	Number of Shares	Value (Note 1)

Independent Power Producers & Energy Traders (0.3%)
AES Corp.*	350,000	$4,263,000
Algonquin Power & Utilities Corp.	60,000	302,927
Ormat Technologies, Inc.	82,000	2,425,560

		6,991,487

Multi-Utilities (1.7%)
Black Hills Corp.	380,000	11,400,000
CH Energy Group, Inc.	260,000	12,711,400
NorthWestern Corp.	380,000	10,955,400

		35,066,800

Water Utilities (0.5%)
Cadiz, Inc.*	4,000	49,760
Pennichuck Corp.	200,000	5,472,000
SJW Corp.	130,000	3,441,100
York Water Co.	52,700	911,183

		9,874,043

Total Utilities		156,840,306

Total Common Stocks (95.3%) (Cost $1,415,572,573)		1,961,250,558

PREFERRED STOCK:
Consumer Staples (0.0%)
Personal Products (0.0%)
Revlon, Inc.
12.750%†	1,000	5,500

Total Preferred Stocks (0.0%) (Cost $6,528)		5,500

INVESTMENT COMPANY:
Investment Company (0.0%)
Ante5, Inc.* (Cost $14,788)	45,503	76,445

	Principal Amount	Value (Note 1)
LONG-TERM DEBT SECURITIES:
Corporate Bond (0.0%)
Consumer Discretionary (0.0%)
Hotels, Restaurants & Leisure (0.0%)
Biglari Holdings, Inc.
14.000%, 3/30/15	$113,000	111,870

Total Consumer Discretionary		111,870

Total Corporate Bonds		111,870

Total Long-Term Debt Securities (0.0%)
(Cost $110,950)		111,870

	Number of Warrants	Value (Note 1)
WARRANTS:
Consumer Discretionary (0.0%)
Auto Components (0.0%)
Federal-Mogul Corp., expiring 12/27/14*	4,531	1,903

Media (0.0%)
SearchMedia Holdings Ltd., expiring 11/19/11*	125,000	31,250

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/GAMCO SMALL COMPANY VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2010

	Number of Warrants	Value (Note 1)

Specialty Retail (0.0%)
Talbots, Inc., expiring 4/6/15*	325,000	$425,750

Total Warrants (0.0%) (Cost $1,290,855)		458,903

	Principal Amount	Value (Note 1)
SHORT-TERM INVESTMENTS:
Government Securities (3.4%)
U.S. Treasury Bills
0.10%, 1/6/11 (p)	$15,000,000	14,999,759
0.11%, 2/10/11 (p)	15,000,000	14,998,185
0.11%, 3/10/11 (p)	10,000,000	9,997,800
0.11%, 3/17/11 (p)	32,000,000	31,992,864

Total Government Securities		71,988,608

	Principal Amount	Value (Note 1)

Time Deposit (1.6%)
JPMorgan Chase Nassau
0.000%, 1/3/11	$32,010,186	$32,010,186

Total Short-Term Investments (5.0%) (Cost $103,996,491)		103,998,794

Total Investments (100.3%) (Cost $1,520,992,185)		2,065,902,070
Other Assets Less Liabilities (-0.3%)		(7,117,688)

Net Assets (100%)		$2,058,784,382

*	Non-income producing.
†	Securities (totaling $138,100 or 0.0% of net assets) at fair value by management.
‡	Affiliated company as defined under the Investment Company Act of 1940.
(b)	Illiquid security.
(p)	Yield to maturity.

Glossary:

ADR	— American Depositary Receipt

Investments in companies which were affiliates for the year ended December 31, 2010, were as follows:

Securities	Market Value December 31, 2009	Purchases at Cost	Sales at Cost	Market Value December 31, 2010	Dividend Income	Realized Gain (Loss)
Beasley Broadcasting Group, Inc., Class A	$1,285,100	$358,173	$—	$2,653,570	$—	$—
Canterbury Park Holding Corp.	1,337,875	257,407	—	2,496,057	—	—
Griffin Land & Nurseries, Inc.	7,049,460	936,698	—	8,969,972	103,507	—
Ingles Markets, Inc., Class A	8,926,745	1,217,681	—	12,867,898	424,085	—
Katy Industries, Inc.	1,100,750	11,379	19,473	762,000	—	(18,381)
Oil-Dri Corp. of America	6,696,000	140,296	—	9,440,557	269,008	—
Schiff Nutrition International, Inc.	9,814,100	168,241	—	11,577,000	1,513,000	—
Sonesta International Hotels Corp., Class A	3,597,840	55,568	42,024	7,245,000	—	(29,404)
Tech/Ops Sevcon, Inc.	923,165	332,893	—	3,585,000	—	—
Trans-Lux Corp.*	78,100	615	90,476	16,000	—	(84,578)

	$40,809,135	$3,478,951	$151,973	$59,613,054	$2,309,600	$(132,363)

*	Not affiliated as of December 31, 2010.

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2010:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with rules under the Investment Company Act of 1940. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/GAMCO SMALL COMPANY VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2010

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Common Stocks
Consumer Discretionary	$430,711,113	$15,394,690	$—	$446,105,803
Consumer Staples	141,248,290	5,944,781	—	147,193,071
Energy	71,001,646	—	—	71,001,646
Financials	102,264,393	5,103,964	78,000	107,446,357
Health Care	102,424,285	—	—	102,424,285
Industrials	554,358,440	13,523,449	54,600	567,936,489
Information Technology	143,207,826	1,383,510	—	144,591,336
Materials	182,305,923	526,742	—	182,832,665
Telecommunication Services	34,731,600	147,000	—	34,878,600
Utilities	156,840,306	—	—	156,840,306
Corporate Bonds
Consumer Discretionary	—	—	111,870	111,870
Investment Companies
Investment Companies	76,445	—	—	76,445
Preferred Stocks
Consumer Staples	—	—	5,500	5,500
Short-Term Investments	—	103,998,794	—	103,998,794
Warrants
Consumer Discretionary	458,903	—	—	458,903

Total Assets	$1,919,629,170	$146,022,930	$249,970	$2,065,902,070

Total Liabilities	$—	$—	$—	$—

Total	$1,919,629,170	$146,022,930	$249,970	$2,065,902,070

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	Investments in Securities-Consumer Discretionary	Investments in Securities-Consumer Staples
Balance as of 12/31/09	$—	$15,309
Total gains or losses (realized/unrealized) included in earnings	1,130	(9,809)
Purchases, sales, issuances, and settlements (net)	110,740	—
Transfers into Level 3	—	—
Transfers out of Level 3	—	—
Balance as of 12/31/10	$111,870	$5,500
The amount of total gains or losses for the year included in earnings attributable to the change in unrealized gains or losses relating to assets and liabilities still held at year ending 12/31/10.	$1,130	$(9,809)

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/GAMCO SMALL COMPANY VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2010

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	Investments in Securities-Financials	Investments in Securities-Industrials
Balance as of 12/31/09	$66,300	$—
Total gains or losses (realized/unrealized) included in earnings	11,700	33,280
Purchases, sales, issuances, and settlements (net)	—	—
Transfers into Level 3	—	21,320
Transfers out of Level 3	—	—
Balance as of 12/31/10	$78,000	$54,600
The amount of total gains or losses for the year included in earnings attributable to the change in unrealized gains or losses relating to assets and liabilities still held at year ending 12/31/10.	$11,700	$33,280

The Portfolio held no derivative contracts during the year ended December 31, 2010.

Investment security transactions for the year ended December 31, 2010 were as follows:

Cost of Purchases:
Stocks and long-term corporate debt securities	$355,910,383
Net Proceeds of Sales and Redemptions:
Stocks and long-term corporate debt securities	$265,171,832

As of December 31, 2010, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$628,439,161
Aggregate gross unrealized depreciation	(101,376,094)

Net unrealized appreciation	$527,063,067

Federal income tax cost of investments	$1,538,839,003

For the year ended December 31, 2010, the Portfolio incurred approximately $393,044 as brokerage commissions with Gabelli & Co., Inc., an affiliated broker/dealer.

The Portfolio has a net capital loss carryforward of $36,450,149 of which $36,450,149 expires in the year 2017. The Portfolio utilized net capital loss carryforward of $36,462,109 during 2010.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/GAMCO SMALL COMPANY VALUE PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2010

ASSETS
Investments at value:
Affiliated Issuers (Cost $51,859,537)	$59,597,054
Unaffiliated Issuers (Cost $1,469,132,648)	2,006,305,016
Receivable from Separate Accounts for Trust shares sold	1,666,222
Dividends, interest and other receivables	1,130,284
Receivable for securities sold	104,723
Other assets	4,554

Total assets	2,068,807,853

LIABILITIES
Payable for securities purchased	7,295,542
Investment management fees payable	1,254,525
Payable to Separate Accounts for Trust shares redeemed	835,173
Distribution fees payable - Class IB	337,022
Administrative fees payable	177,923
Trustees’ fees payable	724
Accrued expenses	122,562

Total liabilities	10,023,471

NET ASSETS	$2,058,784,382

Net assets were comprised of:
Paid in capital	$1,568,186,555
Accumulated undistributed net investment income (loss)	58,649
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions	(54,371,050)
Unrealized appreciation (depreciation) on investments and foreign currency translations	544,910,228

Net assets	$2,058,784,382

Class IA
Net asset value, offering and redemption price per share, $443,176,811 / 11,353,715 shares outstanding (unlimited amount authorized: $0.01 par value)	$39.03

Class IB
Net asset value, offering and redemption price per share, $1,615,607,571 / 41,328,008 shares outstanding (unlimited amount authorized: $0.01 par value)	$39.09

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2010

INVESTMENT INCOME
Dividends ($2,309,600 of dividend income received from affiliates) (net of $61,298 foreign withholding tax)	$22,063,345
Interest	68,477
Securities lending (net)	118,214

Total income	22,250,036

EXPENSES
Investment management fees	12,082,843
Distribution fees - Class IB	3,258,022
Administrative fees	1,710,011
Printing and mailing expenses	162,079
Custodian fees	47,500
Professional fees	37,563
Trustees’ fees	35,826
Miscellaneous	40,512

Gross expenses	17,374,356
Less: Fees paid indirectly	(96,578)

Net expenses	17,277,778

NET INVESTMENT INCOME (LOSS)	4,972,258

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Securities (($132,363) of realized gain (loss) from affiliates)	38,145,247
Foreign currency transactions	(44,691)

Net realized gain (loss)	38,100,556

Change in unrealized appreciation (depreciation) on:
Securities	445,251,101
Foreign currency translations	436

Net change in unrealized appreciation (depreciation)	445,251,537

NET REALIZED AND UNREALIZED GAIN (LOSS)	483,352,093

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$488,324,351

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/GAMCO SMALL COMPANY VALUE PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2010	2009
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$4,972,258	$5,544,627
Net realized gain (loss) on investments, futures and foreign currency transactions	38,100,556	(80,778,345)
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	445,251,537	421,340,814

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	488,324,351	346,107,096

DIVIDENDS:
Dividends from net investment income
Class IA	(2,409,705)	(1,587,920)
Class IB	(4,767,265)	(3,990,616)

TOTAL DIVIDENDS	(7,176,970)	(5,578,536)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 3,705,521 and 2,688,921 shares, respectively ]	117,266,427	63,199,752
Capital shares issued in reinvestment of dividends [ 61,930 and 55,216 shares, respectively ]	2,409,705	1,587,920
Capital shares repurchased [ (1,499,827) and (15,143,748) shares, respectively ]	(48,314,872)	(264,055,671)

Total Class IA transactions	71,361,260	(199,267,999)

Class IB
Capital shares sold [ 8,377,032 and 9,168,462 shares, respectively ]	278,930,886	218,469,712
Capital shares issued in reinvestment of dividends [ 122,323 and 138,663 shares, respectively ]	4,767,265	3,990,616
Capital shares repurchased [ (6,138,795) and (6,226,298) shares, respectively ]	(197,523,183)	(146,733,308)

Total Class IB transactions	86,174,968	75,727,020

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	157,536,228	(123,540,979)

TOTAL INCREASE (DECREASE) IN NET ASSETS	638,683,609	216,987,581
NET ASSETS:
Beginning of year	1,420,100,773	1,203,113,192

End of year (a)	$2,058,784,382	$1,420,100,773

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$58,649	$87,225

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/GAMCO SMALL COMPANY VALUE PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,			July 13, 2007* to December 31, 2007
Class IA	2010	2009	2008
Net asset value, beginning of period	$29.52	$20.95	$31.54	$35.40

Income (loss) from investment operations:
Net investment income (loss)	0.17 (e)	0.15 (e)	0.23 (e)	0.14 (e)
Net realized and unrealized gain (loss) on investments, futures and foreign currency transactions	9.55	8.60	(9.70)	(2.61)

Total from investment operations	9.72	8.75	(9.47)	(2.47)

Less distributions:
Dividends from net investment income	(0.21)	(0.18)	(0.20)	(0.22)
Distributions from net realized gains	—	—	(0.92)	(1.17)

Total dividends and distributions	(0.21)	(0.18)	(1.12)	(1.39)

Net asset value, end of period	$39.03	$29.52	$20.95	$31.54

Total return (b)	32.94%	41.77%	(30.49)%	(6.86)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$443,177	$268,186	$450,147	$337,261
Ratio of expenses to average net assets:
After fees paid indirectly (a)	0.85%	0.88%	0.87%	0.85%
Before fees paid indirectly (a)	0.86%	0.90%	0.89%	0.88%
Ratio of net investment income to average net assets:
After fees paid indirectly (a)	0.51%	0.66%	0.86%	0.92%
Before fees paid indirectly (a)	0.51%	0.65%	0.84%	0.89%
Portfolio turnover rate	17%	20%	35%	42%

	Year Ended December 31,
Class IB	2010	2009		2008	2007		2006
Net asset value, beginning of year	$29.56	$20.98		$31.59	$30.13		$26.91

Income (loss) from investment operations:
Net investment income (loss)	0.08 (e)	0.10	(e)	0.16 (e)	0.22	(e)	0.10 (e)
Net realized and unrealized gain (loss) on investments, futures and foreign currency transactions	9.57	8.58		(9.70)	2.55		4.91

Total from investment operations	9.65	8.68		(9.54)	2.77		5.01

Less distributions:
Dividends from net investment income	(0.12)	(0.10)		(0.15)	(0.14)		(0.25)
Distributions from net realized gains	—	—		(0.92)	(1.17)		(1.54)

Total dividends and distributions	(0.12)	(0.10)		(1.07)	(1.31)		(1.79)

Net asset value, end of year	$39.09	$29.56		$20.98	$31.59		$30.13

Total return	32.64%	41.40%		(30.68)%	9.32%		18.82%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$1,615,608	$1,151,915		$752,966	$1,001,617		$727,119
Ratio of expenses to average net assets:
After fees paid indirectly	1.10%	1.13%		1.12%	1.10	%(c)	1.13%
Before fees paid indirectly	1.11%	1.15	%(c)	1.14%	1.13	%(c)	1.14%
Ratio of net investment income to average net assets:
After fees paid indirectly	0.25%	0.42%		0.60%	0.66%		0.33%
Before fees paid indirectly	0.24%	0.41%		0.58%	0.64%		0.32%
Portfolio turnover rate	17%	20%		35%	42%		19%
*	Commencement of Operations.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(c)	Reflects overall fund ratios for non-class specific expense.
(e)	Net investment income per share is based on average shares outstanding.

See Notes to Financial Statements.

EQ/GLOBAL BOND PLUS PORTFOLIO (Unaudited)

PORTFOLIO ADVISERS

➢	AXA Equitable Life Insurance Company

➢	BlackRock Investment Management, LLC

➢	First International Fund Advisers, LLC

➢	Wells Capital Management, Inc.**

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/10
	1 Year	5 Years	Since Incept.*
Portfolio – Class IA Shares	6.44%	5.75%	5.00%
Portfolio – Class IB Shares	6.28	5.46	4.73
Bank of America Merrill Lynch Global Broad Market Index	5.61	N/A	N/A
* Date of inception 10/3/05 Returnsfor periods greater than one year are annualized

Past performance is not indicative of future results.

**	Effective May 1, 2010, Wells Capital Management, Inc. replaced Evergreen Investment Management Company, LLC as a sub-advisor of the Portfolio.

PERFORMANCE SUMMARY

The Portfolio’s Class IA shares returned 6.44% for the year ended December 31, 2010. The Portfolio’s benchmark, the Bank of America Merrill Lynch Global Broad Market Index, returned 5.61% over the same period.

The Portfolio’s assets were allocated between three investment managers. The Portfolio Highlights below reflect the views of First International Advisors, LLC and Wells Capital Management, Inc., who manage a portion of the Portfolio through active security and sector selection. Another allocated portion of the Portfolio, managed by BlackRock Investment Management, LLC, is designed to track the performance of the Barclays Capital U.S. Aggregate Bond Index. Additionally, AXA Equitable manages an allocated portion of the Portfolio which may invest in exchange-traded funds (ETFs).

Portfolio Highlights

What helped performance during the year:

•	Over the year, country positioning, sector positioning and yield curve positioning were significant contributors to value, while security/credit selection also added a little value.

•	In country selection, the Portfolio’s under-weight positioning in Japan and over-weight exposures to Brazil, Hungary, Korea, Mexico, Malaysia, New Zealand and Poland all added to value.

•

The Portfolio’s allocations to both high yield and the inflation linked sectors added to value during the year as did the Portfolio’s relatively long duration profile in Denmark, Germany and the UK earlier in the year.

What hurt performance during the year:

•	The only major detractor to performance in 2010 was in currency, partly through hedge costs and partly through positioning, in the Danish Kr, Norwegian Kr and Swedish Kr.

Portfolio Characteristics
As of December 31, 2010
Weighted Average Life (Years)	6.9
Weighted Average Coupon (%)	4.4
Weighted Average Modified Duration (Years)*	4.9
Weighted Average Rating	AA	+
* Modified duration is a measure of the price sensitivity of the portfolio to interest rate movements, taking into account specific features of the securities in which it invests.

Distribution of Assets by Sector as of 12/31/2010	% of Net Assets
Government Securities	74.5%
Corporate Bonds	21.9
Asset-Backed and Mortgage-Backed Securities	2.2
Cash and Other	1.4

Total	100.0%

EQ/GLOBAL BOND PLUS PORTFOLIO (Unaudited)

UNDERSTAND EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2010 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/10	Ending Account Value 12/31/10	Expenses Paid During Period* 7/1/10 - 12/31/10
Class IA
Actual	$1,000.00	$1,032.30	$3.79
Hypothetical (5% average return before expenses)	1,000.00	1,021.48	3.77
Class IB
Actual	1,000.00	1,031.80	5.07
Hypothetical (5% average return before expenses)	1,000.00	1,020.21	5.04

*   Expenses are equal to the Portfolio’s Class IA and Class IB shares annualized expense ratios of 0.74% and 0.99%, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

EQ ADVISORS TRUST

EQ/GLOBAL BOND PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2010

	Principal Amount		Value (Note 1)

LONG-TERM DEBT SECURITIES:
Aruba (0.0%)
UFJ Finance Aruba AEC
6.750%, 7/15/13		$200,000	$223,021

Australia (2.1%)
Australia Government Bond
5.750%, 5/15/21	AUD	6,950,000	7,216,082
3.000%, 9/20/25		12,875,000	14,048,340
BHP Billiton Finance USA Ltd.
5.250%, 12/15/15		$200,000	222,117
6.500%, 4/1/19		250,000	297,286
General Electric Capital Australia Funding Pty Ltd.
5.750%, 1/18/11	AUD	360,000	368,181
6.000%, 6/15/11		408,000	416,968
6.000%, 3/15/19		800,000	738,619
New South Wales Treasury Corp.
6.000%, 4/1/19		5,100,000	5,264,635
Westpac Banking Corp.
2.100%, 8/2/13		$100,000	101,016
4.200%, 2/27/15		375,000	393,582
4.625%, 6/1/18		100,000	102,658

Total Australia			29,169,484

Austria (0.0%)
Oesterreichische Kontrollbank AG
4.500%, 3/9/15		100,000	109,000
4.875%, 2/16/16		200,000	221,035

Total Austria			330,035

Bermuda (0.0%)
Qtel International Finance Ltd.
4.750%, 2/16/21§ (b)		600,000	572,443

Brazil (1.1%)
Federative Republic of Brazil
8.000%, 1/15/18		1,750,000	2,047,500
5.875%, 1/15/19		845,000	937,950
12.500%, 1/5/22	BRL	15,000,000	10,730,422
5.625%, 1/7/41		$800,000	794,000

Total Brazil			14,509,872

Canada (5.2%)
Anadarko Finance Co.
Series B 7.500%, 5/1/31		200,000	221,150
Barrick Gold Finance Co.
4.875%, 11/15/14		1,100,000	1,208,847
Bombardier, Inc.
7.250%, 11/15/16 (m)	EUR	562,000	792,306
Canada Housing Trust No 1
4.100%, 12/15/18	CAD	15,455,000	16,493,622
Canadian Government Bond
2.375%, 9/10/14		$1,655,000	1,706,348
3.750%, 6/1/19	CAD	16,675,000	17,673,688
4.000%, 6/1/41		7,850,000	8,593,709
Canadian National Railway Co.
5.550%, 5/15/18		$252,000	283,811
6.900%, 7/15/28		100,000	119,383
6.200%, 6/1/36		125,000	142,488

	Principal Amount		Value (Note 1)

Canadian Natural Resources Ltd.
4.900%, 12/1/14		$100,000	$108,561
6.500%, 2/15/37		500,000	568,749
Cenovus Energy, Inc.
5.700%, 10/15/19		595,000	674,728
ConocoPhillips Canada Funding Co. I
5.625%, 10/15/16		600,000	681,949
EnCana Corp.
6.500%, 2/1/38		200,000	216,942
EnCana Holdings Finance Corp.
5.800%, 5/1/14		600,000	668,182
Hydro Quebec
8.400%, 1/15/22		200,000	275,615
Nexen, Inc.
5.200%, 3/10/15		200,000	211,662
5.875%, 3/10/35		100,000	92,984
6.400%, 5/15/37		200,000	193,776
Petro-Canada, Inc.
5.950%, 5/15/35		120,000	123,258
6.800%, 5/15/38		95,000	108,215
Potash Corp of Saskatchewan, Inc.
5.875%, 12/1/36		280,000	289,626
Province of British Columbia
4.300%, 5/30/13		100,000	107,703
Province of Manitoba
5.000%, 2/15/12		200,000	209,642
Province of Nova Scotia
5.125%, 1/26/17		500,000	556,693
Province of Ontario
4.375%, 2/15/13		200,000	213,781
4.100%, 6/16/14		1,445,000	1,560,877
4.500%, 2/3/15		400,000	436,980
6.250%, 6/16/15	NZD	14,700,000	11,916,992
4.750%, 1/19/16		$200,000	220,471
Province of Quebec
4.600%, 5/26/15		200,000	219,536
7.500%, 9/15/29		300,000	411,946
Rio Tinto Alcan, Inc.
4.500%, 5/15/13		1,990,000	2,131,565
Rogers Communications, Inc.
7.250%, 12/15/12		400,000	445,728
Suncor Energy, Inc.
6.100%, 6/1/18		500,000	574,892
Teck Resources Ltd.
3.850%, 8/15/17		50,000	50,719
4.500%, 1/15/21		200,000	203,343
TransCanada Pipelines Ltd.
5.850%, 3/15/36		400,000	418,872
TransCanada PipeLines Ltd.
6.100%, 6/1/40		150,000	165,117
Vale Inco Ltd.
7.750%, 5/15/12		100,000	107,236
Xstrata Canada Corp.
6.200%, 6/15/35		100,000	100,611

Total Canada			71,502,303

Cayman Islands (0.5%)
IPIC GMTN Ltd.
5.000%, 11/15/20§ (b)		1,500,000	1,469,855
Petrobras International Finance Co.
5.750%, 1/20/20		3,880,000	4,025,763

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/GLOBAL BOND PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2010

	Principal Amount		Value (Note 1)

Sable International Finance Ltd.
7.750%, 2/15/17 (m)		$750,000	$793,125
Transocean, Inc.
6.800%, 3/15/38		140,000	143,481
Vale Overseas Ltd.
6.875%, 11/21/36		400,000	439,993

Total Cayman Islands			6,872,217

Chile (0.0%)
Celulosa Arauco y Constitucion S.A.
5.125%, 7/9/13		100,000	104,787
Republic of Chile
5.500%, 1/15/13		100,000	108,106

Total Chile			212,893

Czech Republic (0.8%)
Czech Republic Government Bond
5.000%, 4/11/19	CZK	183,500,000	10,593,146

Denmark (1.5%)
Nykredit Realkredit A/S
4.000%, 10/1/41	DKK	65,731,460	11,182,969
Realkredit Danmark A/S
4.000%, 10/1/41		52,723,378	8,955,710

Total Denmark			20,138,679

France (2.3%)
Caisse d’Amortissement de la Dette Sociale
4.250%, 4/25/20	EUR	2,400,000	3,406,706
3.375%, 4/25/21		2,200,000	2,879,028
Dexia Municipal Agency
5.750%, 2/7/12	AUD	1,500,000	1,526,446
France Government Bond OAT
4.250%, 4/25/19	EUR	4,425,000	6,386,296
France Government Treasury Note
2.000%, 7/12/15		5,650,000	7,498,452
France Telecom S.A.
7.250%, 1/28/13		2,400,000	3,545,555
8.500%, 3/1/31		$200,000	271,886
Lafarge S.A.
6.500%, 7/15/16		100,000	106,515
Total Capital S.A.
4.875%, 1/28/19	EUR	2,000,000	2,934,645
4.450%, 6/24/20		$200,000	207,306
Veolia Environnement S.A.
4.375%, 1/16/17	EUR	2,147,000	2,998,834

Total France			31,761,669

Germany (2.6%)
Bundesobligation
3.500%, 4/12/13		5,250,000	7,425,495
Bundesrepublik Deutschland
4.250%, 7/4/17		5,025,000	7,456,771
Deutsche Bank AG/London
4.875%, 5/20/13		$800,000	857,783
HeidelbergCement Finance AG
8.000%, 1/31/17	EUR	600,000	855,900
Kreditanstalt fuer Wiederaufbau
3.500%, 3/10/14		$1,600,000	1,702,342
4.125%, 10/15/14		400,000	434,918

	Principal Amount		Value (Note 1)

4.375%, 7/21/15		$800,000	$877,357
4.375%, 7/4/18	EUR	2,000,000	2,897,676
3.875%, 1/21/19		2,800,000	3,924,109
4.875%, 6/17/19		$2,000,000	2,209,800
6.250%, 12/4/19	AUD	2,250,000	2,259,971
2.750%, 9/8/20		$2,000,000	1,858,514
Landwirtschaftliche Rentenbank
5.125%, 2/1/17		500,000	561,818
2.375%, 9/13/17		1,700,000	1,630,007
UPC Germany GmbH
9.625%, 12/1/19 (m)	EUR	680,000	999,552

Total Germany			35,952,013

Hungary (0.0%)
Republic of Hungary
6.250%, 1/29/20		$500,000	483,779

Ireland (0.3%)
Ardagh Glass Finance plc
8.750%, 2/1/20 (m)	EUR	750,000	989,697
GE Capital European Funding
4.125%, 10/27/16		1,432,000	1,956,883
Smurfit Kappa Acquisitions
7.250%, 11/15/17 (m)		700,000	972,826
XL Group plc
5.250%, 9/15/14		$400,000	412,159

Total Ireland			4,331,565

Italy (0.1%)
Republic of Italy
4.375%, 6/15/13		300,000	312,131
2.125%, 9/16/13		300,000	295,268
4.500%, 1/21/15		500,000	513,735
4.750%, 1/25/16		200,000	203,763
6.875%, 9/27/23		100,000	110,206
5.375%, 6/15/33		400,000	376,362

Total Italy			1,811,465

Japan (0.0%)
Nomura Holdings, Inc.
5.000%, 3/4/15		175,000	182,453

Liberia (0.1%)
Royal Caribbean Cruises Ltd.
7.250%, 6/15/16		1,000,000	1,077,500

Luxembourg (0.2%)
ArcelorMittal S.A.
6.125%, 6/1/18		895,000	953,611
Covidien International Finance S.A.
6.000%, 10/15/17		800,000	909,206
Telecom Italia Capital S.A.
5.250%, 10/1/15		600,000	614,315
6.000%, 9/30/34		100,000	82,982
Tyco Electronics Group S.A.
6.550%, 10/1/17		200,000	227,283
Tyco International Finance S.A.
4.125%, 10/15/14		500,000	530,195

Total Luxembourg			3,317,592

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/GLOBAL BOND PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2010

	Principal Amount		Value (Note 1)

Malaysia (0.9%)
Malaysian Government Bond
3.835%, 8/12/15	MYR	15,900,000	$5,242,875
4.240%, 2/7/18		21,000,000	7,007,094

Total Malaysia			12,249,969

Mexico (1.1%)
America Movil S.A.B. de C.V.
5.750%, 1/15/15		$100,000	110,716
6.375%, 3/1/35		100,000	109,608
United Mexican States
6.375%, 1/16/13		400,000	437,000
9.500%, 12/18/14	MXN	132,905,000	12,045,390
5.125%, 1/15/20		$1,000,000	1,042,500
6.750%, 9/27/34		800,000	900,000

Total Mexico			14,645,214

Netherlands (1.8%)
Bank Nederlandse Gemeenten
2.875%, 1/15/15	EUR	2,580,000	3,509,150
BMW Finance N.V.
4.000%, 9/17/14		2,600,000	3,650,840
British American Tobacco Holdings B.V.
5.500%, 9/15/16	GBP	1,710,000	2,862,816
Deutsche Telekom International Finance B.V.
5.250%, 7/22/13		$400,000	433,214
4.875%, 7/8/14		2,900,000	3,116,723
5.750%, 3/23/16		200,000	223,997
8.750%, 6/15/30		200,000	268,790
Diageo Finance B.V.
5.300%, 10/28/15		400,000	445,060
E.ON International Finance B.V.
5.750%, 5/7/20	EUR	824,000	1,261,861
Netherlands Government Bond
3.500%, 7/15/20		3,300,000	4,531,060
New World Resources N.V.
7.375%, 5/15/15 (m)		730,000	975,499
OI European Group B.V.
6.875%, 3/31/17 (m)		750,000	1,042,314
Shell International Finance B.V.
4.000%, 3/21/14		$810,000	861,919
6.375%, 12/15/38		235,000	278,529
Ziggo Bond Co. B.V.
8.000%, 5/15/18§	EUR	725,000	1,000,304

Total Netherlands			24,462,076

New Zealand (0.4%)
New Zealand Government Bond
6.000%, 12/15/17	NZD	6,700,000	5,384,881

Norway (0.8%)
Eksportfinans A/S
5.500%, 5/25/16		$540,000	607,811
Norwegian Government Bond
6.500%, 5/15/13	NOK	26,035,000	4,865,804
4.250%, 5/19/17		30,100,000	5,424,896
Statoil ASA
3.125%, 8/17/17		$100,000	99,024
6.800%, 1/15/28		300,000	362,147

Total Norway			11,359,682

	Principal Amount		Value (Note 1)

Panama (0.0%)
Republic of Panama
6.700%, 1/26/36		$400,000	$446,000

Peru (0.1%)
Republic of Peru
7.125%, 3/30/19		1,055,000	1,260,725

Poland (0.9%)
Poland Government Bond
5.500%, 4/25/15	PLN	34,500,000	11,727,844
Republic of Poland
5.000%, 10/19/15		$100,000	106,229

Total Poland			11,834,073

Slovenia (0.2%)
Slovenia Government Bond
4.625%, 9/9/24	EUR	2,400,000	3,325,463

South Africa (0.0%)
Republic of South Africa
6.500%, 6/2/14		$100,000	112,500
Savcio Holdings Pty Ltd.
8.000%, 2/15/13 (m)	EUR	345,000	454,108

Total South Africa			566,608

South Korea (0.9%)
Korea Development Bank
5.750%, 9/10/13		$100,000	108,377
3.250%, 3/9/16		400,000	388,981
Korea Treasury Bond
5.250%, 3/10/27	KRW	12,856,500,000	12,069,024
Republic of Korea
4.250%, 6/1/13		$400,000	418,835

Total South Korea			12,985,217

Spain (0.2%)
Inaer Aviation Finance Ltd.
9.500%, 8/1/17§	EUR	970,000	1,237,881
Telefonica Emisiones S.A.U.
6.421%, 6/20/16		$900,000	983,693

Total Spain			2,221,574

Supranational (2.7%)
Asian Development Bank
2.625%, 2/9/15		2,165,000	2,229,034
Corp. Andina de Fomento
6.875%, 3/15/12		100,000	106,364
Eurofima
6.250%, 12/28/18	AUD	5,480,000	5,501,679
European Investment Bank
4.250%, 7/15/13		$1,400,000	1,506,180
3.000%, 4/8/14		705,000	738,841
4.625%, 5/15/14		500,000	550,243
6.500%, 9/10/14	NZD	4,800,000	3,928,268
4.625%, 10/20/15		$1,400,000	1,547,442
4.875%, 2/16/16		300,000	334,898
5.125%, 9/13/16		200,000	225,849
6.125%, 1/23/17	AUD	3,960,000	3,974,248
3.125%, 3/3/17	EUR	3,850,000	5,218,705
4.750%, 10/15/17		6,800,000	10,044,319

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/GLOBAL BOND PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2010

	Principal Amount		Value (Note 1)

Inter-American Development Bank
5.125%, 9/13/16		$525,000	$597,533
International Bank for Reconstruction & Development
7.625%, 1/19/23		500,000	684,375

Total Supranational			37,187,978

Sweden (1.5%)
Sweden Government Bond
4.500%, 8/12/15	SEK	127,500,000	20,443,526

Switzerland (0.2%)
Credit Suisse AG/New York
4.375%, 8/5/20		$1,500,000	1,472,698
Credit Suisse Guernsey Ltd.
5.860%, 5/29/49 (l)		250,000	236,250
UBS AG/Connecticut
5.875%, 7/15/16		500,000	538,040
5.875%, 12/20/17		200,000	219,965
Weatherford International Ltd.
5.500%, 2/15/16		425,000	450,970

Total Switzerland			2,917,923

United Kingdom (4.0%)
AstraZeneca plc
5.400%, 6/1/14		100,000	111,204
5.900%, 9/15/17		200,000	231,606
6.450%, 9/15/37		100,000	118,721
Barclays Bank plc
5.140%, 10/14/20		1,000,000	899,748
BP Capital Markets plc
5.250%, 11/7/13		1,940,000	2,101,041
3.875%, 3/10/15		720,000	742,673
4.500%, 10/1/20		100,000	99,759
British Telecommunications plc
9.875%, 12/15/30		300,000	399,849
Diageo Capital plc
5.500%, 9/30/16		300,000	336,537
Exova Ltd.
10.500%, 10/15/18§ (b)	GBP	650,000	1,019,749
FCE Bank plc
9.375%, 1/17/14	EUR	600,000	891,980
HSBC Holdings plc
6.500%, 5/2/36		$400,000	417,632
6.500%, 9/15/37		250,000	261,810
Imperial Tobacco Finance plc
4.375%, 11/22/13	EUR	1,200,000	1,687,421
Infinis plc
9.125%, 12/15/14 (m)	GBP	675,000	1,110,274
ISS Financing plc
11.000%, 6/15/14 (m)	EUR	700,000	1,026,612
Kerling plc
10.625%, 2/1/17 (m)		750,000	1,082,403
Marks & Spencer plc
6.250%, 12/1/17 (m)		$750,000	789,173
National Grid plc
6.500%, 4/22/14	EUR	900,000	1,346,224
5.000%, 7/2/18		500,000	725,257
Nationwide Building Society
3.750%, 1/20/15		1,100,000	1,443,389
R&R Ice Cream Ltd.
8.375%, 11/15/17§ (b)		450,000	619,375

	Principal Amount		Value (Note 1)

Royal Bank of Scotland Group plc
5.000%, 10/1/14		$200,000	$192,395
Royal Bank of Scotland plc
5.625%, 8/24/20		200,000	198,840
Tesco plc
5.875%, 9/12/16	EUR	1,550,000	2,373,595
5.500%, 11/15/17 (m)		$975,000	1,060,045
United Kingdom Gilt
4.750%, 3/7/20	GBP	16,600,000	28,616,689
United Utilities Water plc
4.250%, 1/24/20	EUR	1,000,000	1,359,473
Virgin Media Finance plc
9.125%, 8/15/16		$540,000	575,100
8.875%, 10/15/19	GBP	255,000	451,243
Vodafone Group plc
5.000%, 12/16/13		$400,000	435,434
4.150%, 6/10/14		260,000	273,307
6.250%, 1/15/16	EUR	900,000	1,365,703
7.875%, 2/15/30		$100,000	124,426
6.150%, 2/27/37		100,000	107,050
William Hill plc
7.125%, 11/11/16	GBP	600,000	968,201

Total United Kingdom			55,563,938

United States (66.1%)
3M Co.
5.700%, 3/15/37		$325,000	355,373
Abbott Laboratories, Inc.
2.700%, 5/27/15		500,000	509,772
5.875%, 5/15/16		200,000	230,881
5.125%, 4/1/19		400,000	440,426
ACE INA Holdings, Inc.
5.875%, 6/15/14		300,000	336,372
AEP Texas Central Transition Funding LLC Series 2002-1 A4
5.170%, 1/1/18		850,000	951,397
Aetna, Inc.
6.000%, 6/15/16		400,000	456,144
Aflac, Inc.
6.450%, 8/15/40		100,000	102,418
Ahold Finance USA, Inc.
6.500%, 3/14/17	GBP	510,000	884,547
Alabama Power Co.
5.700%, 2/15/33		$200,000	209,238
6.000%, 3/1/39		55,000	61,018
Alcoa, Inc.
5.375%, 1/15/13		200,000	213,195
5.870%, 2/23/22		200,000	198,694
Allstate Corp.
6.125%, 2/15/12		100,000	105,345
7.500%, 6/15/13		300,000	339,030
5.550%, 5/9/35		100,000	101,101
5.950%, 4/1/36		100,000	105,002
6.125%, 5/15/37 (l)		115,000	114,713
6.500%, 5/15/57 (l)		115,000	115,287
Altria Group, Inc.
9.700%, 11/10/18		400,000	527,690
10.200%, 2/6/39		200,000	289,057
AMB Property LP
4.500%, 8/15/17		100,000	99,995
See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/GLOBAL BOND PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2010

	Principal Amount	Value (Note 1)

American Electric Power Co., Inc.
5.250%, 6/1/15	$100,000	$109,733
American Express Co.
4.875%, 7/15/13	600,000	641,402
7.000%, 3/19/18	525,000	611,506
8.125%, 5/20/19	470,000	584,779
6.800%, 9/1/66 (l)	170,000	168,300
American International Group, Inc.
5.050%, 10/1/15	100,000	102,656
5.600%, 10/18/16	200,000	206,039
5.850%, 1/16/18	500,000	515,571
American Tower Corp.
5.050%, 9/1/20	300,000	295,030
Amgen, Inc.
3.450%, 10/1/20	500,000	476,419
6.400%, 2/1/39	210,000	241,841
Anadarko Petroleum Corp.
6.450%, 9/15/36	400,000	398,956
Anheuser-Busch Cos., Inc.
5.000%, 3/1/19	100,000	105,894
6.450%, 9/1/37	295,000	337,556
Anheuser-Busch InBev Worldwide, Inc.
6.875%, 11/15/19§	2,700,000	3,218,465
AON Corp.
5.000%, 9/30/20	300,000	302,790
Apache Corp.
6.250%, 4/15/12	100,000	106,453
5.625%, 1/15/17	225,000	256,619
5.100%, 9/1/40	100,000	97,164
Appalachian Power Co. Series L
5.800%, 10/1/35	100,000	99,977
ARAMARK Corp.
8.500%, 2/1/15	570,000	595,650
Archer-Daniels-Midland Co.
5.375%, 9/15/35	100,000	101,018
6.450%, 1/15/38	125,000	143,544
Arizona Public Service Co.
5.500%, 9/1/35	100,000	93,586
Associates Corp. of North America
6.950%, 11/1/18	100,000	109,295
AT&T Mobility LLC
7.125%, 12/15/31	295,000	345,969
AT&T, Inc.
5.875%, 8/15/12	200,000	215,481
5.100%, 9/15/14	500,000	547,049
5.625%, 6/15/16	100,000	112,127
5.500%, 2/1/18	420,000	466,570
6.150%, 9/15/34	700,000	722,925
6.550%, 2/15/39	235,000	255,787
5.350%, 9/1/40§	246,000	231,355
Atmos Energy Corp.
8.500%, 3/15/19	350,000	438,115
AutoZone, Inc.
4.000%, 11/15/20	250,000	236,118
AvalonBay Communities, Inc.
6.125%, 11/1/12	275,000	296,730
BAC Capital Trust XI
6.625%, 5/23/36	100,000	95,034
Baker Hughes, Inc.
5.125%, 9/15/40	150,000	146,517

	Principal Amount	Value (Note 1)

Baltimore Gas & Electric Co.
5.900%, 10/1/16	$500,000	$561,844
Banc of America Commercial Mortgage, Inc. Series 2005-3 AM
4.727%, 7/10/43	1,000,000	982,885
Series 2005-4 A5A 4.933%, 7/10/45	1,000,000	1,046,416
Series 2006-6 A4 5.356%, 10/10/45	1,400,000	1,446,396
Series 2007-1 A4 5.451%, 1/15/49	1,280,000	1,332,268
Bank of America Corp.
2.100%, 4/30/12	1,300,000	1,326,993
4.875%, 9/15/12	100,000	104,414
4.875%, 1/15/13	300,000	312,625
4.750%, 8/1/15	300,000	308,778
5.250%, 12/1/15	400,000	406,740
5.625%, 10/14/16	300,000	311,041
5.650%, 5/1/18	2,690,000	2,748,566
5.625%, 7/1/20	500,000	509,746
Bank of America N.A.
5.300%, 3/15/17	400,000	405,373
Bank of New York Mellon Corp.
5.125%, 8/27/13	200,000	219,259
Bank One Corp.
5.250%, 1/30/13	100,000	106,802
8.000%, 4/29/27	100,000	123,113
Baxter International, Inc.
4.625%, 3/15/15	100,000	108,903
5.375%, 6/1/18	600,000	671,780
Bay Area Toll Authority California State
6.907%, 10/1/50	250,000	250,623
BB&T Corp.
4.750%, 10/1/12	100,000	105,510
Bear Stearns Commercial Mortgage Securities, Inc.
Series 2006-PW11 A4 5.456%, 3/11/39 (l)	2,000,000	2,157,734
Bear Stearns Cos. LLC
5.700%, 11/15/14	200,000	219,749
5.300%, 10/30/15	100,000	108,518
4.650%, 7/2/18	200,000	205,396
BellSouth Corp.
5.200%, 9/15/14	300,000	327,506
6.550%, 6/15/34	100,000	105,170
Berkshire Hathaway Finance Corp.
4.850%, 1/15/15	1,030,000	1,126,405
Black & Decker Corp.
4.750%, 11/1/14	100,000	107,626
Block Financial LLC
7.875%, 1/15/13	100,000	104,835
Boeing Co.
5.000%, 3/15/14	425,000	466,216
Boston Properties LP
5.625%, 11/15/20	265,000	282,020
Boston Properties, Inc.
5.000%, 6/1/15	340,000	364,613
Bottling Group LLC
4.625%, 11/15/12	200,000	213,773
Bristol-Myers Squibb Co.
5.250%, 8/15/13	700,000	773,788

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/GLOBAL BOND PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2010

	Principal Amount	Value (Note 1)

Burlington Northern Santa Fe LLC
5.750%, 3/15/18	$200,000	$225,349
5.050%, 3/1/41	400,000	371,958
Cadbury Schweppes U.S. Finance LLC
5.125%, 10/1/13§	100,000	108,373
Campbell Soup Co.
4.875%, 10/1/13	100,000	109,902
Capital One Capital III
7.686%, 8/15/36	150,000	150,000
Capital One Capital IV
6.745%, 2/17/37 (l)	110,000	108,625
Capital One Financial Corp.
7.375%, 5/23/14	300,000	341,380
5.250%, 2/21/17	200,000	208,279
Caterpillar Financial Services Corp.
1.550%, 12/20/13	450,000	450,426
5.500%, 3/15/16	200,000	225,435
7.150%, 2/15/19	160,000	196,746
Caterpillar, Inc.
7.300%, 5/1/31	100,000	126,437
6.050%, 8/15/36	100,000	113,026
CBS Corp.
5.625%, 8/15/12	11,000	11,667
5.500%, 5/15/33	100,000	91,923
Celgene Corp.
3.950%, 10/15/20	250,000	237,684
Cellco Partnership/Verizon Wireless Capital LLC
7.375%, 11/15/13	600,000	695,135
CenterPoint Energy Resources Corp.
7.875%, 4/1/13	200,000	226,087
Charter One Bank N.A.
6.375%, 5/15/12	400,000	419,715
Chicago Transit Authority
6.899%, 12/1/40	250,000	247,705
Chubb Corp.
6.000%, 5/11/37	200,000	216,747
6.375%, 3/29/67 (l)	250,000	260,625
Cisco Systems, Inc.
5.500%, 2/22/16	540,000	616,202
5.900%, 2/15/39	420,000	465,152
Citibank Credit Card Issuance Trust
Series 2006-A3 A3 5.300%, 3/15/18	550,000	618,294
Series 2008-C6 C6 6.300%, 6/20/14	200,000	211,177
Citigroup Commercial Mortgage Trust, Inc.
Series 2008-C7 A4 6.179%, 12/10/49 (l)	1,825,000	1,982,790
Citigroup Funding, Inc.
2.250%, 12/10/12	5,000,000	5,143,064
Citigroup, Inc.
6.000%, 2/21/12	100,000	104,897
5.250%, 2/27/12	600,000	625,396
5.625%, 8/27/12	100,000	104,935
5.500%, 10/15/14	1,500,000	1,616,172
5.300%, 1/7/16	1,000,000	1,061,795
5.850%, 8/2/16	200,000	214,643
5.375%, 8/9/20	100,000	103,901
6.625%, 6/15/32	200,000	200,142
5.875%, 2/22/33	100,000	92,961

	Principal Amount	Value (Note 1)

5.850%, 12/11/34	$295,000	$287,979
5.875%, 5/29/37	200,000	195,658
CNA Financial Corp.
5.875%, 8/15/20	150,000	149,351
Coca-Cola Co.
3.150%, 11/15/20	450,000	422,230
Coca-Cola Refreshments USA, Inc.
7.375%, 3/3/14	200,000	233,146
Comcast Cable Communications Holdings, Inc.
8.375%, 3/15/13	100,000	113,790
9.455%, 11/15/22	100,000	138,358
Comcast Corp.
5.300%, 1/15/14	510,000	555,576
5.900%, 3/15/16	200,000	223,906
6.500%, 1/15/17	400,000	461,109
7.050%, 3/15/33	310,000	354,140
6.500%, 11/15/35	100,000	107,477
Comerica, Inc.
4.800%, 5/1/15	100,000	102,780
Commercial Mortgage Pass Through Certificates
Series 2006-C7 A4 5.764%, 6/10/46 (l)	1,400,000	1,523,875
Commonwealth Edison Co.
6.150%, 3/15/12	100,000	106,199
6.150%, 9/15/17	600,000	684,402
ConAgra Foods, Inc.
7.000%, 10/1/28	100,000	112,102
ConocoPhillips
4.750%, 10/15/12	200,000	214,177
4.600%, 1/15/15	580,000	632,166
5.900%, 10/15/32	100,000	109,880
6.500%, 2/1/39	200,000	237,821
ConocoPhillips Australia Funding Co.
5.500%, 4/15/13	200,000	219,303
Consolidated Edison Co. of New York, Inc.
Series 02-B 4.875%, 2/1/13	100,000	107,083
Series 05-C 5.375%, 12/15/15	455,000	511,401
Series 08-A 5.850%, 4/1/18	600,000	689,317
Corning, Inc.
4.250%, 8/15/20	150,000	148,130
Costco Wholesale Corp.
5.500%, 3/15/17	400,000	455,735
COX Communications, Inc.
5.450%, 12/15/14	200,000	220,175
5.500%, 10/1/15	500,000	550,141
Credit Suisse FB USA, Inc.
5.125%, 1/15/14	100,000	108,821
Credit Suisse USA, Inc.
6.500%, 1/15/12	200,000	211,299
5.850%, 8/16/16	200,000	223,836
7.125%, 7/15/32	300,000	359,548
CRH America, Inc.
6.000%, 9/30/16	300,000	320,117
CSX Corp.
7.375%, 2/1/19	510,000	615,180
CVS Caremark Corp.
6.250%, 6/1/27	400,000	439,883

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/GLOBAL BOND PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2010

	Principal Amount	Value (Note 1)

CW Capital Cobalt Ltd. Series 2007-C3 A4
5.818%, 5/15/46 (l)	$1,205,000	$1,237,464
Daimler Finance N.A. LLC
7.300%, 1/15/12	200,000	212,497
6.500%, 11/15/13	300,000	339,620
Dallas, Texas Area Rapid Transit
5.999%, 12/1/44	500,000	518,545
Deere & Co.
6.950%, 4/25/14	300,000	348,328
8.100%, 5/15/30	300,000	403,998
Dell, Inc.
5.875%, 6/15/19	500,000	547,094
Detroit Edison Co.
3.450%, 10/1/20	250,000	238,930
Detroit Edison Securitization Funding LLC
Series 2001-1 A6 6.620%, 3/1/16	250,000	289,404
Deutsche Bank Financial LLC
5.375%, 3/2/15	100,000	107,310
Devon Energy Corp.
7.950%, 4/15/32	200,000	265,560
DIRECTV Holdings LLC/DIRECTV Financing Co., Inc.
3.125%, 2/15/16	100,000	98,667
4.600%, 2/15/21	500,000	493,496
Discover Bank/Delaware
7.000%, 4/15/20	250,000	268,761
Discovery Communications LLC
5.050%, 6/1/20	300,000	317,239
Dominion Resources, Inc.
5.700%, 9/17/12	100,000	107,605
5.000%, 12/1/14	300,000	326,207
8.875%, 1/15/19	637,000	825,370
Dow Chemical Co.
6.000%, 10/1/12	200,000	215,466
8.550%, 5/15/19	170,000	213,052
4.250%, 11/15/20	250,000	239,475
DTE Energy Co.
6.350%, 6/1/16	340,000	382,328
Duke Energy Carolinas LLC
7.000%, 11/15/18	224,000	273,958
Duke Energy Corp.
6.250%, 1/15/12	700,000	738,984
5.050%, 9/15/19	835,000	884,764
Duke Energy Indiana, Inc.
3.750%, 7/15/20	100,000	97,624
E.I. du Pont de Nemours & Co.
5.250%, 12/15/16	400,000	447,405
4.900%, 1/15/41	300,000	292,629
eBay, Inc.
3.250%, 10/15/20	100,000	93,017
Edison International
3.750%, 9/15/17	250,000	248,235
Eli Lilly and Co.
6.000%, 3/15/12	200,000	212,952
5.200%, 3/15/17	600,000	665,063
Embarq Corp.
6.738%, 6/1/13	250,000	271,553
7.082%, 6/1/16	100,000	110,591
7.995%, 6/1/36	100,000	109,188

	Principal Amount	Value (Note 1)

Emerson Electric Co.
6.000%, 8/15/32	$100,000	$110,442
Entergy Corp.
5.125%, 9/15/20	300,000	295,969
Enterprise Products Operating LLC
5.600%, 10/15/14	3,220,000	3,555,865
EOG Resources, Inc.
5.625%, 6/1/19	75,000	82,819
4.100%, 2/1/21	200,000	196,704
ERP Operating LP
5.250%, 9/15/14	255,000	278,093
Exelon Corp.
4.900%, 6/15/15	200,000	213,286
5.625%, 6/15/35	445,000	423,671
Expedia, Inc.
5.950%, 8/15/20	150,000	150,750
Federal Farm Credit Bank
4.875%, 1/17/17	1,020,000	1,142,735
Federal Home Loan Bank
0.875%, 8/22/12	6,000,000	6,029,843
4.000%, 9/6/13	2,000,000	2,153,712
3.625%, 10/18/13	2,700,000	2,883,082
5.250%, 6/5/17	3,800,000	4,331,829
Federal Home Loan Mortgage Corp.
5.125%, 7/15/12	8,300,000	8,873,463
2.125%, 9/21/12	5,000,000	5,127,990
0.375%, 11/30/12	2,000,000	1,988,094
4.125%, 12/21/12	830,000	884,665
4.875%, 11/15/13	4,100,000	4,544,641
5.000%, 7/1/20	427,463	456,000
5.500%, 5/1/21	334,965	360,336
5.500%, 5/1/22	283,689	305,797
4.000%, 6/1/24	4,637,772	4,768,753
5.000%, 8/1/25	2,207,575	2,339,426
4.500%, 4/1/29	835,722	865,005
6.750%, 9/15/29	300,000	381,801
6.250%, 7/15/32	700,000	855,082
6.000%, 9/1/34	1,466,022	1,600,999
6.000%, 5/1/35	1,418,820	1,545,017
4.500%, 10/1/35	2,690,409	2,769,230
5.000%, 10/1/35	1,828,870	1,923,242
6.000%, 8/1/36	455,175	493,527
6.500%, 8/1/36	2,642,287	2,923,855
6.000%, 11/1/36	464,869	504,038
6.000%, 2/1/37	3,546,124	3,854,887
7.000%, 10/1/37	395,735	443,640
6.000%, 12/1/37	924,178	999,736
5.000%, 1/1/38	929,433	974,343
6.000%, 1/1/38	936,097	1,012,631
6.000%, 2/1/38	928,024	1,003,318
6.500%, 2/1/38	779,727	864,297
6.500%, 6/1/38	16,410	18,158
5.062%, 7/1/38 (l)	1,257,023	1,327,720
5.000%, 8/1/38	6,475,823	6,788,737
6.500%, 9/1/38	214,994	238,509
5.500%, 12/1/38	4,339,073	4,617,554
6.500%, 1/1/39	98,204	108,976
5.500%, 5/1/39	8,934,198	9,507,592
4.500%, 10/1/39	13,085,653	13,419,950
5.000%, 10/1/39	1,846,337	1,935,552
3.527%, 4/1/40 (l)	5,776,427	5,969,146

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/GLOBAL BOND PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2010

	Principal Amount	Value (Note 1)

5.000%, 8/1/40	$1,913,191	$2,005,637
4.500%, 9/1/40	5,875,888	6,025,999
5.000%, 9/1/40	974,785	1,021,887
4.000%, 11/1/40	6,987,258	6,944,952
3.500%, 1/15/26 TBA	1,000,000	1,006,563
4.000%, 1/15/26 TBA	500,000	513,672
4.500%, 1/15/26 TBA	2,600,000	2,717,202
Federal National Mortgage Association
0.500%, 10/30/12	1,500,000	1,496,034
1.500%, 6/26/13	4,390,000	4,452,961
1.300%, 8/9/13	940,000	940,611
3.000%, 9/16/14	2,330,000	2,454,159
4.625%, 10/15/14	1,000,000	1,112,227
2.625%, 11/20/14	2,500,000	2,595,055
5.000%, 4/15/15	900,000	1,018,701
4.375%, 10/15/15	100,000	110,074
5.375%, 6/12/17	4,300,000	4,950,938
4.500%, 3/1/18	2,935,453	3,094,116
5.500%, 10/1/19	204,493	220,805
5.000%, 1/1/21	3,729,219	3,987,362
6.000%, 10/1/23	784,700	852,533
5.500%, 1/1/24	2,564,548	2,760,295
4.000%, 4/1/24	2,339,937	2,411,415
4.000%, 5/1/24	2,429,778	2,504,000
4.500%, 9/1/24	2,047,322	2,145,449
4.500%, 10/1/24	1,232,903	1,291,995
4.500%, 7/1/25	2,309,378	2,420,066
4.000%, 10/1/25	1,940,556	1,999,834
4.500%, 3/1/29	1,076,745	1,115,230
4.500%, 4/1/29	680,643	704,970
6.250%, 5/15/29	600,000	736,117
5.500%, 12/1/29	1,792,863	1,924,386
7.125%, 1/15/30	1,000,000	1,323,983
4.000%, 12/1/30	1,504,029	1,524,651
5.500%, 3/1/33	3,387,006	3,643,546
5.000%, 3/1/34	6,081,705	6,419,769
5.000%, 5/1/34	1,246,472	1,315,028
5.500%, 9/1/34	4,486,139	4,821,723
5.500%, 11/1/34	1,899,573	2,041,373
5.500%, 12/1/34	1,200,627	1,290,251
5.500%, 7/1/35	2,969,453	3,190,655
5.000%, 9/1/35	2,724,244	2,875,780
5.000%, 10/1/35	6,703,729	7,064,055
5.500%, 6/1/36	8,278,044	8,902,454
5.000%, 12/1/36	920,732	969,933
6.000%, 7/1/37	3,418,341	3,712,906
6.500%, 8/1/37	3,504,856	3,929,273
6.000%, 9/1/37	8,749,948	9,503,948
6.500%, 9/1/38	1,508,222	1,673,891
5.500%, 11/1/38	3,831,114	4,093,755
4.500%, 3/1/39	1,295,063	1,330,424
5.000%, 3/1/39	5,100,310	5,360,107
4.500%, 6/1/39	6,011,778	6,175,927
4.500%, 7/1/39	7,147,256	7,342,411
5.291%, 7/1/39 (l)	659,324	699,501
4.000%, 8/1/39	4,921,433	4,906,909
4.000%, 9/1/39	2,102,947	2,094,568
4.500%, 9/1/39	1,979,300	2,033,345
6.000%, 10/1/39	4,821,140	5,238,846
4.500%, 4/1/40	4,741,695	4,871,166
4.500%, 7/1/40	1,189,636	1,222,119

	Principal Amount		Value (Note 1)

5.000%, 8/1/40		$3,339,177	$3,509,266
4.500%, 9/1/40		2,932,893	3,012,975
4.000%, 10/1/40		1,022,910	1,018,834
3.237%, 11/1/40 (l)		1,726,439	1,753,772
4.000%, 11/1/40		1,980,777	1,972,884
4.000%, 12/1/40		1,996,288	1,988,334
3.500%, 1/25/26 TBA		3,000,000	3,021,562
4.000%, 1/25/26 TBA		1,000,000	1,029,609
4.500%, 1/25/26 TBA		1,000,000	1,048,203
5.000%, 1/25/26 TBA		2,400,000	2,548,313
3.500%, 1/25/41 TBA		1,000,000	954,375
4.000%, 1/25/41 TBA		1,000,000	994,766
FIA Card Services N.A.
7.125%, 11/15/12		100,000	108,133
Financing Corp. Fico
9.800%, 4/6/18		400,000	573,255
FirstEnergy Corp.
7.375%, 11/15/31		700,000	737,914
Florida Power & Light Co.
4.850%, 2/1/13		100,000	107,032
5.950%, 10/1/33		100,000	109,206
5.850%, 5/1/37		170,000	185,707
Florida Power Corp.
5.900%, 3/1/33		200,000	208,819
Ford Credit Auto Owner Trust
Series 2009-E A3 1.510%, 1/15/14		435,000	437,957
Fortune Brands, Inc.
5.375%, 1/15/16		400,000	413,658
Genentech, Inc.
5.250%, 7/15/35		100,000	101,382
General Dynamics Corp.
4.250%, 5/15/13		100,000	107,479
General Electric Capital Corp.
6.000%, 6/15/12		100,000	106,901
1.875%, 9/16/13		1,400,000	1,400,748
7.625%, 12/10/14	NZD	1,000,000	829,222
4.875%, 3/4/15		$300,000	320,126
5.000%, 1/8/16		100,000	106,740
5.400%, 2/15/17		300,000	321,130
5.625%, 9/15/17		1,100,000	1,206,149
6.750%, 3/15/32		600,000	679,271
6.150%, 8/7/37		500,000	527,046
6.375%, 11/15/67 (l)		575,000	569,250
General Electric Co.
5.000%, 2/1/13		700,000	748,281
General Mills, Inc.
6.000%, 2/15/12		735,000	774,999
Genworth Financial, Inc.
6.500%, 6/15/34		100,000	91,445
Georgia Power Co.
5.950%, 2/1/39		205,000	223,675
Series K 5.125%, 11/15/12		100,000	107,455
GlaxoSmithKline Capital, Inc.
5.650%, 5/15/18		700,000	800,400
5.375%, 4/15/34		295,000	305,547
Golden West Financial Corp.
4.750%, 10/1/12		100,000	105,803
Goldman Sachs Capital II
5.793%, 6/1/43 (l)		325,000	275,438

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/GLOBAL BOND PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2010

	Principal Amount	Value (Note 1)

Goldman Sachs Group, Inc.
6.600%, 1/15/12	$100,000	$105,746
5.250%, 10/15/13	500,000	541,109
5.125%, 1/15/15	400,000	429,754
5.350%, 1/15/16	400,000	429,761
5.750%, 10/1/16	600,000	653,343
5.625%, 1/15/17	900,000	951,694
6.000%, 6/15/20	500,000	540,332
6.125%, 2/15/33	300,000	317,841
6.750%, 10/1/37	500,000	511,198
Goodrich Corp.
3.600%, 2/1/21	100,000	94,483
6.800%, 7/1/36	100,000	111,930
Government National Mortgage Association
5.500%, 2/15/36	2,761,636	2,991,845
5.500%, 5/20/36	3,098,958	3,345,664
4.500%, 3/15/39	5,892,302	6,125,923
6.000%, 11/15/39	8,535,638	9,371,530
5.500%, 11/20/39	3,002,690	3,233,288
5.000%, 6/20/40	976,804	1,038,541
5.000%, 7/20/40	10,995,577	11,690,531
4.500%, 8/20/40	10,906,910	11,341,056
5.000%, 9/20/40	7,946,320	8,458,485
4.000%, 12/20/40	2,003,205	2,019,637
4.000%, 1/15/41 TBA	2,000,000	2,013,594
4.500%, 2/25/41 TBA	2,000,000	2,076,719
Greenwich Capital Commercial Funding Corp.
Series 2005-GG5 A5 5.224%, 4/10/37 (l)	2,105,000	2,225,018
GTE Corp.
6.840%, 4/15/18	100,000	113,362
H.J. Heinz Finance Co.
6.000%, 3/15/12	100,000	105,625
Halliburton Co.
7.450%, 9/15/39	200,000	256,980
Hartford Financial Services Group, Inc.
6.100%, 10/1/41	200,000	188,885
HCP, Inc.
6.000%, 1/30/17	255,000	266,699
Hess Corp.
7.300%, 8/15/31	100,000	119,931
5.600%, 2/15/41	200,000	198,547
Hewlett-Packard Co.
6.500%, 7/1/12	200,000	216,496
5.500%, 3/1/18	600,000	676,036
Historic TW, Inc.
6.875%, 6/15/18	100,000	117,135
Home Depot, Inc.
5.250%, 12/16/13	100,000	109,755
5.400%, 3/1/16	500,000	560,302
5.875%, 12/16/36	175,000	182,026
Honeywell International, Inc.
5.400%, 3/15/16	400,000	452,807
5.300%, 3/1/18	470,000	523,027
Hospitality Properties Trust
6.300%, 6/15/16	257,000	270,275
HSBC Bank USA/New York
4.625%, 4/1/14	400,000	417,060
5.875%, 11/1/34	400,000	396,248
HSBC Finance Corp.
7.000%, 5/15/12	200,000	214,589
6.676%, 1/15/21§	222,000	224,282

	Principal Amount		Value (Note 1)

Ingram Micro, Inc.
5.250%, 9/1/17		$100,000	$101,199
International Business Machines Corp.
4.750%, 11/29/12		725,000	778,347
5.875%, 11/29/32		600,000	676,252
International Paper Co.
7.500%, 8/15/21		425,000	501,995
Iron Mountain, Inc.
6.750%, 10/15/18	EUR	708,000	946,100
Jefferies Group, Inc.
6.250%, 1/15/36		$100,000	89,580
Johnson & Johnson
4.950%, 5/15/33		400,000	407,045
Johnson Controls, Inc.
4.875%, 9/15/13		100,000	107,452
JP Morgan Chase Commercial Mortgage Securities Corp.
Series 2006-LDP7 A4 5.872%, 4/15/45 (l)		1,200,000	1,309,309
Series 2007-CB18 AM 5.466%, 6/12/47 (l)		235,000	227,414
Series 2007-CB20 A3 5.819%, 2/12/51		1,500,000	1,571,895
JPMorgan Chase & Co.
6.625%, 3/15/12		400,000	425,202
3.700%, 1/20/15		500,000	517,444
4.750%, 3/1/15		100,000	106,775
5.150%, 10/1/15		300,000	317,286
4.250%, 10/15/20		1,000,000	976,649
JPMorgan Chase Bank N.A.
5.875%, 6/13/16		300,000	328,112
6.000%, 7/5/17		925,000	1,003,260
6.000%, 10/1/17		600,000	665,137
JPMorgan Chase Capital XXV
6.800%, 10/1/37		500,000	515,546
Kellogg Co.
4.000%, 12/15/20		250,000	246,563
7.450%, 4/1/31		100,000	125,323
KeyBank N.A.
5.700%, 8/15/12		100,000	105,765
5.800%, 7/1/14		100,000	107,151
KeyCorp
3.750%, 8/13/15		200,000	200,660
Kimberly-Clark Corp.
5.625%, 2/15/12		200,000	210,540
4.875%, 8/15/15		600,000	664,958
6.625%, 8/1/37		370,000	444,241
Kinder Morgan Energy Partners LP
5.000%, 12/15/13		800,000	869,175
6.850%, 2/15/20		800,000	916,628
5.800%, 3/15/35		100,000	95,251
Kraft Foods, Inc.
5.625%, 11/1/11		39,000	40,517
6.000%, 2/11/13		200,000	219,011
6.500%, 11/1/31		200,000	222,469
7.000%, 8/11/37		235,000	275,116
6.875%, 2/1/38		300,000	348,318
Kroger Co.
6.200%, 6/15/12		100,000	107,256
7.500%, 4/1/31		100,000	120,893
5.400%, 7/15/40		400,000	379,126

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/GLOBAL BOND PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2010

	Principal Amount	Value (Note 1)

LB-UBS Commercial Mortgage Trust
Series 2003-C8 A4 5.124%, 11/15/32 (l)	$1,500,000	$1,612,526
LG&E and KU Energy LLC
3.750%, 11/15/20§	400,000	380,812
Lincoln National Corp.
6.150%, 4/7/36	300,000	296,179
Lockheed Martin Corp.
6.150%, 9/1/36	100,000	108,436
5.720%, 6/1/40§	243,000	253,644
Los Angeles, California Community College District
6.750%, 8/1/49	200,000	206,398
Los Angeles, California Department of Water & Power
6.574%, 7/1/45	500,000	509,950
Los Angeles, California Unified School District
6.758%, 7/1/34	210,000	217,503
Lowe’s Cos., Inc.
5.800%, 10/15/36	175,000	183,463
Lubrizol Corp.
5.500%, 10/1/14	100,000	109,449
M&I Marshall & Ilsley Bank
5.250%, 9/4/12	100,000	103,054
Marathon Oil Corp.
6.600%, 10/1/37	255,000	291,271
Marsh & McLennan Cos., Inc.
9.250%, 4/15/19	205,000	258,650
McDonald’s Corp.
5.350%, 3/1/18	200,000	224,402
5.700%, 2/1/39	275,000	299,471
Medco Health Solutions, Inc.
7.125%, 3/15/18	100,000	117,350
4.125%, 9/15/20	200,000	193,386
Mellon Funding Corp.
5.000%, 12/1/14	100,000	108,096
Merck & Co., Inc.
5.300%, 12/1/13	600,000	666,480
4.750%, 3/1/15	300,000	330,361
5.950%, 12/1/28	200,000	228,776
MetLife, Inc.
6.125%, 12/1/11	300,000	314,645
5.500%, 6/15/14	100,000	109,036
6.400%, 12/15/36	300,000	282,000
Series A 6.817%, 8/15/18	480,000	559,623
Metropolitan Edison Co.
4.875%, 4/1/14	100,000	104,855
Metropolitan Transportation Authority
7.336%, 11/15/39	350,000	386,078
Microsoft Corp.
2.950%, 6/1/14	335,000	348,727
3.000%, 10/1/20	150,000	140,655
4.500%, 10/1/40	200,000	187,232
MidAmerican Energy Co.
5.800%, 10/15/36	200,000	211,016
MidAmerican Energy Holdings Co.
5.875%, 10/1/12	300,000	323,689
5.750%, 4/1/18	600,000	676,109
Morgan Stanley
6.600%, 4/1/12	300,000	319,640

	Principal Amount	Value (Note 1)

5.300%, 3/1/13	$300,000	$319,685
4.750%, 4/1/14	300,000	307,208
5.375%, 10/15/15	550,000	577,703
5.450%, 1/9/17	1,000,000	1,037,016
7.300%, 5/13/19	1,000,000	1,125,639
7.250%, 4/1/32	200,000	228,978
Morgan Stanley Capital I, Inc.
Series 2007-IQ14 A4 5.692%, 4/15/49 (l)	1,205,000	1,249,063
Municipal Electric Authority of Georgia
6.655%, 4/1/57	500,000	483,610
Nabors Industries, Inc.
6.150%, 2/15/18	360,000	384,248
National City Corp.
4.900%, 1/15/15	200,000	214,207
National Rural Utilities Cooperative Finance Corp.
4.750%, 3/1/14	200,000	216,216
5.450%, 4/10/17	400,000	441,074
8.000%, 3/1/32	100,000	126,589
Nationwide Financial Services, Inc.
6.750%, 5/15/37	60,000	55,275
NBC Universal, Inc.
4.375%, 4/1/21§	400,000	388,242
5.950%, 4/1/41§	200,000	199,980
New Jersey State Turnpike Authority
7.414%, 1/1/40	1,550,000	1,701,280
New York City Municipal Water Finance Authority
5.882%, 6/15/44	160,000	159,878
Newell Rubbermaid, Inc.
4.700%, 8/15/20	100,000	99,195
Newmont Mining Corp.
5.875%, 4/1/35	100,000	104,566
News America Holdings, Inc.
8.000%, 10/17/16	650,000	799,512
News America, Inc.
5.300%, 12/15/14	300,000	331,510
7.280%, 6/30/28	100,000	112,749
6.200%, 12/15/34	200,000	209,997
Norfolk Southern Corp.
5.900%, 6/15/19	275,000	311,367
Northern States Power Co. Series B
8.000%, 8/28/12	510,000	566,726
Northrop Grumman Corp.
3.500%, 3/15/21	250,000	232,723
Occidental Petroleum Corp.
6.750%, 1/15/12	100,000	105,917
7.000%, 11/1/13	200,000	231,245
Ohio Power Co. Series G
6.600%, 2/15/33	325,000	361,436
Omnicom Group, Inc.
5.900%, 4/15/16	100,000	111,448
4.450%, 8/15/20	100,000	97,853
Oncor Electric Delivery Co. LLC
6.375%, 1/15/15	300,000	340,201
ONEOK Partners LP
8.625%, 3/1/19	550,000	686,196
Oracle Corp.
3.750%, 7/8/14	750,000	797,156

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/GLOBAL BOND PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2010

	Principal Amount		Value (Note 1)

5.250%, 1/15/16		$400,000	$449,713
5.375%, 7/15/40§		500,000	506,307
Pacific Gas & Electric Co.
4.800%, 3/1/14		300,000	322,400
8.250%, 10/15/18		100,000	129,925
5.800%, 3/1/37		310,000	328,545
Pemex Project Funding Master Trust
6.625%, 6/15/35		775,000	788,558
Pepsi Bottling Group, Inc.
7.000%, 3/1/29		100,000	122,989
PepsiCo, Inc.
7.900%, 11/1/18		400,000	514,645
3.125%, 11/1/20		400,000	375,933
Pfizer, Inc.
5.350%, 3/15/15		1,425,000	1,601,927
4.750%, 6/3/16	EUR	1,350,000	1,954,587
4.650%, 3/1/18		$100,000	107,136
7.200%, 3/15/39		395,000	511,145
Pharmacia Corp.
6.600%, 12/1/28		100,000	115,539
Philip Morris International, Inc.
5.650%, 5/16/18		200,000	225,485
6.375%, 5/16/38		500,000	580,343
Pitney Bowes, Inc.
4.750%, 1/15/16		100,000	103,034
4.750%, 5/15/18		100,000	99,215
Plains All American Pipeline LP
6.500%, 5/1/18		210,000	235,152
PNC Funding Corp.
5.250%, 11/15/15		200,000	214,039
5.125%, 2/8/20		500,000	521,146
Port Authority of New York & New Jersey
6.040%, 12/1/29		375,000	372,510
Praxair, Inc.
3.950%, 6/1/13		1,000,000	1,062,914
Procter & Gamble Co.
4.500%, 5/12/14	EUR	1,500,000	2,145,954
1.800%, 11/15/15		$250,000	245,090
4.850%, 12/15/15		100,000	111,519
5.125%, 10/24/17	EUR	1,000,000	1,482,974
5.800%, 8/15/34		$300,000	331,251
Progress Energy, Inc.
7.750%, 3/1/31		100,000	125,052
Prudential Financial, Inc.
5.100%, 12/14/11		400,000	413,359
5.100%, 9/20/14		200,000	214,833
6.625%, 6/21/40		250,000	278,952
PSEG Power LLC
5.500%, 12/1/15		625,000	685,865
Qwest Corp.
8.375%, 5/1/16		710,000	841,350
R.R. Donnelley & Sons Co.
4.950%, 4/1/14		100,000	102,454
6.125%, 1/15/17		425,000	434,451
Raytheon Co.
3.125%, 10/15/20		250,000	230,522
7.000%, 11/1/28		100,000	122,102
Republic Services, Inc.
5.250%, 11/15/21		500,000	526,941
Rockwood Specialties Group, Inc.
7.625%, 11/15/14	EUR	630,000	858,706

	Principal Amount	Value (Note 1)

Rutgers State University of New Jersey
5.665%, 5/1/40	$200,000	$198,508
Safeway, Inc.
5.625%, 8/15/14	100,000	110,143
5.000%, 8/15/19	115,000	118,296
3.950%, 8/15/20	200,000	189,391
Sara Lee Corp.
2.750%, 9/15/15	250,000	247,575
Sempra Energy
6.000%, 10/15/39	420,000	443,773
Simon Property Group LP
6.100%, 5/1/16	620,000	695,030
SLM Corp.
5.375%, 5/15/14	600,000	602,957
8.450%, 6/15/18	100,000	103,936
Southern California Edison Co.
6.000%, 1/15/34	355,000	390,280
Southern Power Co. Series B
6.250%, 7/15/12	100,000	107,514
Southwest Airlines Co.
5.125%, 3/1/17	100,000	100,371
Sovereign Bank
5.125%, 3/15/13	100,000	101,213
Spectra Energy Capital LLC
7.500%, 9/15/38	170,000	199,124
State of California
3.950%, 11/1/15	250,000	246,285
7.550%, 4/1/39	840,000	871,198
State of Illinois
5.100%, 6/1/33	940,000	703,280
State of Massachusetts
4.200%, 12/1/21	250,000	246,300
State Street Bank and Trust Co.
5.300%, 1/15/16	100,000	108,248
Sysco Corp.
5.375%, 9/21/35	100,000	103,014
Target Corp.
7.000%, 7/15/31	100,000	119,552
6.350%, 11/1/32	100,000	111,829
6.500%, 10/15/37	300,000	349,819
Tennessee Valley Authority
4.500%, 4/1/18	550,000	596,184
4.700%, 7/15/33	300,000	297,238
Series E
6.250%, 12/15/17	100,000	120,020
Teva Pharmaceutical Finance Co. LLC
6.150%, 2/1/36	100,000	112,599
Time Warner Cable, Inc.
6.200%, 7/1/13	1,245,000	1,382,737
8.250%, 4/1/19	1,970,000	2,447,081
Time Warner, Inc.
7.625%, 4/15/31	600,000	729,410
7.700%, 5/1/32	700,000	854,484
Toll Brothers Finance Corp.
6.875%, 11/15/12	8,000	8,474
Travelers Cos., Inc.
5.750%, 12/15/17	300,000	333,557
Travelers Property Casualty Corp.
6.375%, 3/15/33	100,000	111,539
U.S. Bancorp
1.375%, 9/13/13	400,000	399,806

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/GLOBAL BOND PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2010

	Principal Amount	Value (Note 1)

U.S. Bank N.A./Ohio
4.950%, 10/30/14	$100,000	$108,982
4.800%, 4/15/15	100,000	107,834
U.S. Treasury Bonds
8.125%, 8/15/19	1,200,000	1,671,844
3.625%, 2/15/20	390,000	404,747
8.500%, 2/15/20	1,300,000	1,860,015
8.000%, 11/15/21	2,100,000	2,970,188
6.250%, 8/15/23	6,900,000	8,672,437
6.375%, 8/15/27	4,320,000	5,559,299
5.375%, 2/15/31	780,000	910,528
4.500%, 2/15/36	2,100,000	2,174,155
5.000%, 5/15/37	200,000	223,156
4.375%, 2/15/38	1,200,000	1,212,750
4.500%, 5/15/38	3,100,000	3,193,967
3.500%, 2/15/39	1,500,000	1,292,579
4.250%, 5/15/39	2,770,000	2,728,882
4.500%, 8/15/39	4,550,000	4,672,281
4.375%, 11/15/39	3,095,000	3,111,441
4.375%, 5/15/40	1,900,000	1,909,196
3.875%, 8/15/40	1,900,000	1,750,079
4.250%, 11/15/40	2,100,000	2,065,875
U.S. Treasury Notes
0.875%, 2/29/12	6,005,000	6,039,949
4.625%, 2/29/12	11,100,000	11,643,289
1.000%, 4/30/12	9,535,000	9,612,138
1.375%, 5/15/12	4,000,000	4,053,124
4.750%, 5/31/12	2,800,000	2,970,736
1.875%, 6/15/12	4,895,000	4,998,064
1.375%, 9/15/12	13,870,000	14,071,004
0.375%, 9/30/12	2,400,000	2,394,281
4.250%, 9/30/12	2,100,000	2,237,239
3.875%, 10/31/12	2,700,000	2,864,425
1.125%, 12/15/12	7,000,000	7,071,911
1.375%, 2/15/13	16,810,000	17,063,460
2.750%, 2/28/13	5,450,000	5,696,525
0.750%, 8/15/13	14,500,000	14,470,550
0.500%, 10/15/13	13,000,000	12,854,764
1.500%, 12/31/13	5,500,000	5,579,063
1.875%, 4/30/14	16,345,000	16,716,586
2.375%, 8/31/14	288,000	298,350
2.375%, 10/31/14	1,725,000	1,785,510
2.125%, 11/30/14	8,000,000	8,195,000
4.000%, 2/15/15	1,100,000	1,205,102
2.375%, 2/28/15	4,475,000	4,612,069
2.500%, 4/30/15	4,360,000	4,507,490
4.125%, 5/15/15	1,200,000	1,321,406
1.875%, 6/30/15	2,000,000	2,007,968
1.750%, 7/31/15	13,910,000	13,865,488
1.250%, 9/30/15	3,000,000	2,910,702
1.250%, 10/31/15	8,000,000	7,742,496
2.625%, 4/30/16	3,095,000	3,168,265
4.875%, 8/15/16	1,400,000	1,595,672
4.625%, 2/15/17	2,400,000	2,702,062
3.000%, 2/28/17	1,440,000	1,485,000
3.250%, 3/31/17	2,080,000	2,172,300
4.500%, 5/15/17	4,300,000	4,811,296
2.750%, 5/31/17	3,000,000	3,038,202
2.500%, 6/30/17	2,790,000	2,779,538
1.875%, 8/31/17	4,320,000	4,123,911
1.875%, 9/30/17	2,200,000	2,094,985
1.875%, 10/31/17	2,900,000	2,756,813

	Principal Amount	Value (Note 1)

4.250%, 11/15/17	$6,630,000	$7,309,058
2.250%, 11/30/17	10,000,000	9,724,220
4.000%, 8/15/18	3,500,000	3,792,852
2.750%, 2/15/19	10,200,000	10,068,512
3.625%, 8/15/19	7,745,000	8,091,109
3.375%, 11/15/19	12,380,000	12,638,234
3.500%, 5/15/20	4,210,000	4,312,640
UBS Preferred Funding Trust V
6.243%, 5/29/49 (l)	150,000	144,000
Unilever Capital Corp.
5.900%, 11/15/32	200,000	223,727
Union Pacific Corp.
6.150%, 5/1/37	125,000	136,219
UnionBanCal Corp.
5.250%, 12/16/13	100,000	107,829
United Parcel Service, Inc.
5.500%, 1/15/18	170,000	193,125
8.375%, 4/1/30 (e)	100,000	128,290
4.875%, 11/15/40	150,000	145,290
United Technologies Corp.
4.875%, 5/1/15	400,000	442,803
6.125%, 2/1/19	287,000	335,618
UnitedHealth Group, Inc.
5.375%, 3/15/16	200,000	220,246
5.800%, 3/15/36	400,000	405,812
Valero Energy Corp.
6.875%, 4/15/12	200,000	212,836
6.625%, 6/15/37	300,000	304,690
Verizon Communications, Inc.
6.875%, 6/15/12	200,000	216,752
7.375%, 9/1/12	300,000	331,224
4.375%, 6/1/13	200,000	213,803
4.900%, 9/15/15	300,000	329,447
7.750%, 12/1/30	900,000	1,116,502
5.850%, 9/15/35	100,000	103,436
7.350%, 4/1/39	100,000	122,998
Viacom, Inc.
6.250%, 4/30/16	300,000	341,409
6.875%, 4/30/36	100,000	114,735
Virginia Electric & Power Co.
5.400%, 1/15/16	100,000	112,459
Series A
5.950%, 9/15/17	700,000	804,629
Wachovia Bank Commercial Mortgage Trust
Series 2004-C11 A5 5.215%, 1/15/41 (l)	3,500,000	3,734,972
Series 2006-C25 A5 5.737%, 5/15/43 (l)	1,000,000	1,076,440
Series 2007-C32 A2 5.739%, 6/15/49 (l)	2,375,000	2,495,754
Series 2007-C33 A4 5.902%, 2/15/51 (l)	1,130,000	1,188,164
Wachovia Bank N.A.
5.600%, 3/15/16	400,000	435,239
6.600%, 1/15/38	800,000	880,859
Wachovia Corp.
4.875%, 2/15/14	100,000	105,308
Wal-Mart Stores, Inc.
5.000%, 4/5/12	1,000,000	1,050,768
3.625%, 7/8/20	300,000	291,955
3.250%, 10/25/20	300,000	281,954
7.550%, 2/15/30	100,000	128,956

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/GLOBAL BOND PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2010

	Principal Amount	Value (Note 1)

5.250%, 9/1/35	$400,000	$402,539
Walt Disney Co.
6.375%, 3/1/12	100,000	106,499
Waste Management, Inc.
6.375%, 11/15/12	100,000	109,053
7.375%, 3/11/19	283,000	342,459
7.000%, 7/15/28	100,000	115,135
WellPoint, Inc.
5.250%, 1/15/16	200,000	219,907
5.950%, 12/15/34	100,000	102,842
Wells Fargo & Co.
5.125%, 9/15/16	100,000	106,694
5.625%, 12/11/17	200,000	221,437
5.375%, 2/7/35	200,000	203,357
Wells Fargo Capital X
5.950%, 12/15/36	175,000	168,921
Wells Fargo Capital XIII
7.700%, 12/29/49 (l)	275,000	284,281
Williams Partners LP
5.250%, 3/15/20	400,000	414,640
Wyeth
5.500%, 2/1/14	400,000	444,684
5.500%, 2/15/16	200,000	226,254
6.500%, 2/1/34	100,000	116,898
XCEL Energy, Inc.
6.500%, 7/1/36	100,000	111,684
Xerox Corp.
5.500%, 5/15/12	200,000	211,243
6.350%, 5/15/18	100,000	112,724
Yum! Brands, Inc.
3.875%, 11/1/20	100,000	95,529

Total United States		912,401,111

Total Long Term Debt Securities (98.6%) (Cost $1,320,987,789)		1,362,298,087

SHORT-TERM INVESTMENT:
Time Deposit (2.0%)
JPMorgan Chase Nassau
0.000%, 1/3/11 (Cost $27,599,262)	27,599,262	27,599,262

Total Investments (100.6%) (Cost $1,348,587,051)		1,389,897,349
Other Assets Less Liabilities (-0.6%)		(8,959,881)

Net Assets (100%)		$1,380,937,468

§	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold to qualified institutional buyers. At December 31, 2010, the market value of these securities amounted to $11,431,067 or 0.8% of net assets. Securities denoted with “§” but without “b” have been determined to be liquid under the guidelines established by the Board of Trustees. To the extent any securities might provide a right to demand registration, such rights have not been relied upon when determining liquidity.
(b)	Illiquid security
(e)	Step Bond — Coupon rate increases in increments to maturity. Rate disclosed is as of December 31, 2010. Maturity date disclosed is the ultimate maturity date.
(l)	Floating Rate Security. Rate disclosed is as of December 31, 2010.
(m)	Regulation S is an exemption for securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. Resale restrictions may apply for purposes of the Securities Act of 1933.

Glossary:

AUD	— Australian Dollar
BRL	— Brazilian Real
CAD	— Canadian Dollar
CZK	— Czech Koruna
DKK	— Denmark Krone
EUR	— European Currency Unit
GBP	— British Pound
KRW	— Korean Won
MXN	— Mexican Peso
MYR	— Malaysian Ringgit
NOK	— Norwegian Krone
NZD	— New Zealand Dollar
PLN	— Polish Zloty
SEK	— Swedish Krona
TBA	— Security is subject to delayed delivery.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/GLOBAL BOND PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2010

At December 31, 2010 the Portfolio had outstanding foreign currency contracts to buy/sell foreign currencies as follows: (Note 1)

Buy Currency vs. Sell Currency	Counterparty	Local Contract Buy Amount (000’s)	Local Contract Sell Amount (000’s)	U.S. $ Buy Value	U.S. $ Sell Value	Unrealized Appreciation/ (Depreciation)
Australian Dollar vs. Japanese Yen, expiring 1/25/11	JPMorgan Chase Bank	600	48,532	$611,958	$597,901	$14,057
Australian Dollar vs. U.S. Dollar, expiring 2/24/11	JPMorgan Chase Bank	2,380	2,327	2,418,509	2,326,579	91,930
British Pound vs. Swedish Krona, expiring 2/15/11	JPMorgan Chase Bank	12,988	143,000	20,243,917	21,231,334	(987,417)
European Union Euro vs. Canadian Dollar, expiring 3/1/11	JPMorgan Chase Bank	9,797	13,200	13,090,434	13,260,913	(170,479)
European Union Euro vs. U.S. Dollar, expiring 3/1/11	JPMorgan Chase Bank	1,400	1,820	1,870,578	1,819,908	50,670
Japanese Yen vs. Australian Dollar, expiring 1/25/11	JPMorgan Chase Bank	1,815,000	22,994	22,360,504	23,452,162	(1,091,658)
Japanese Yen vs. Australian Dollar, expiring 2/24/11	JPMorgan Chase Bank	1,743,869	21,300	21,490,579	21,644,634	(154,055)
Japanese Yen vs. British Pound, expiring 3/15/11	JPMorgan Chase Bank	3,037,000	23,025	37,433,827	35,879,120	1,554,707
Japanese Yen vs. Canadian Dollar, expiring 3/1/11	JPMorgan Chase Bank	2,466,600	30,000	30,398,539	30,138,438	260,101
Japanese Yen vs. New Zealand Dollar, expiring 1/13/11	JPMorgan Chase Bank	1,800,000	29,452	22,172,571	22,931,908	(759,337)
Japanese Yen vs. Poland Zloty, expiring 2/18/11	JPMorgan Chase Bank	1,011,750	35,500	12,467,622	11,957,300	510,322
Japanese Yen vs. U.S. Dollar, expiring 3/7/11	JPMorgan Chase Bank	2,325,000	27,665	28,655,151	27,665,365	989,786
U.S. Dollar vs. Danish Krone, expiring 1/18/11	JPMorgan Chase Bank	21,148	116,100	21,148,427	20,813,029	335,398
U.S. Dollar vs. Japanese Yen, expiring 1/31/11	JPMorgan Chase Bank	1,785	149,000	1,785,108	1,835,785	(50,677)
U.S. Dollar vs. Japanese Yen, expiring 2/1/11	JPMorgan Chase Bank	2,618	220,000	2,618,047	2,710,588	(92,541)
U.S. Dollar vs. Mexican Peso, expiring 3/2/11	JPMorgan Chase Bank	11,884	150,000	11,884,012	12,095,688	(211,676)

						$289,131

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/GLOBAL BOND PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2010

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2010:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with rules under the Investment Company Act of 1940. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Asset-Backed and Mortgage-Backed Securities
Asset-Backed Securities	$—	$2,508,229	$—	$2,508,229
Non-Agency CMO	—	28,400,383	—	28,400,383
Corporate Bonds
Consumer Discretionary	—	19,958,073	—	19,958,073
Consumer Staples	—	29,859,584	—	29,859,584
Energy	—	27,419,339	—	27,419,339
Financials	20,138,679	99,413,554	—	119,552,233
Government	—	417,258	—	417,258
Health Care	—	15,686,693	—	15,686,693
Industrials	—	17,079,666	—	17,079,666
Information Technology	—	7,265,513	—	7,265,513
Materials	—	16,592,441	—	16,592,441
Telecommunication Services	—	23,210,167	—	23,210,167
Utilities	—	25,712,962	—	25,712,962
Forward Currency Contracts	—	3,806,971	—	3,806,971
Government Securities
Agency ABS	—	32,570,604	—	32,570,604
Foreign Governments	—	266,718,754	—	266,718,754
Municipal Bonds	—	7,319,651	—	7,319,651
Supranational	—	38,293,147	—	38,293,147
U.S. Government Agencies	—	361,896,613	—	361,896,613
U.S. Treasuries	—	321,836,777	—	321,836,777
Short-Term Investments	—	27,599,262	—	27,599,262

Total Assets	$20,138,679	$1,373,565,641	$—	$1,393,704,320

Liabilities:
Forward Currency Contracts	$—	$(3,517,840)	$—	$(3,517,840)

Total Liabilities	$—	$(3,517,840)	$—	$(3,517,840)

Total	$20,138,679	$1,370,047,801	$—	$1,390,186,480

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/GLOBAL BOND PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2010

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Investments in Securities-Financials
Balance as of 12/31/09	$1,772,083
Total gains or losses (realized/unrealized) included in earnings	—
Purchases, sales, issuances, and settlements (net)	—
Transfers into Level 3	—
Transfers out of Level 3	(1,772,083)
Balance as of 12/31/10	$—
The amount of total gains or losses for the year included in earnings attributable to the change in unrealized gains or losses relating to assets and liabilities still held at period ending 12/31/10.	$—

Fair Values of Derivative Instruments as of December 31, 2010:

Statement of Assets and Liabilities
Derivatives Not Accounted for as Hedging Instruments^	Asset Derivatives	Fair Value
Interest rate contracts	Receivables, Net Assets - Unrealized appreciation	$—	*
Foreign exchange contracts	Receivables	3,806,971
Credit contracts	Receivables	—
Equity contracts	Receivables, Net Assets - Unrealized appreciation	—	*
Commodity contracts	Receivables	—
Other contracts	Receivables	—

Total		$3,806,971

Liability Derivatives
Interest rate contracts	Payables, Net Assets - Unrealized depreciation	$—	*
Foreign exchange contracts	Payables	(3,517,840)
Credit contracts	Payables	—
Equity contracts	Payables, Net Assets - Unrealized depreciation	—	*
Commodity contracts	Payables	—
Other contracts	Payables	—

Total		$(3,517,840)

*Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets & Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2010:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Options	Futures	Forward Currency Contracts	Swaps	Total
Interest rate contracts	$—	$—	$—	$—	$—
Foreign exchange contracts	—	—	3,036,492	—	3,036,492
Credit contracts	—	—	—	—	—
Equity contracts	—	—	—	—	—
Commodity contracts	—	—	—	—	—
Other contracts	—	—	—	—	—

Total	$—	$—	$3,036,492	$—	$3,036,492

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/GLOBAL BOND PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2010

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Options	Futures	Forward Currency Contracts	Swaps	Total
Interest rate contracts	$—	$—	$—	$—	$—
Foreign exchange contracts	—	—	6,253,664	—	6,253,664
Credit contracts	—	—	—	—	—
Equity contracts	—	—	—	—	—
Commodity contracts	—	—	—	—	—
Other contracts	—	—	—	—	—

Total	$—	$—	$6,253,664	$—	$6,253,664

The Portfolio held forward foreign currency contracts with an average settlement value of approximately $247,724,000 during the year ended December 31, 2010.

^ This Portfolio held forward foreign currency contracts as a substitute for investing in conventional securities and hedging and in an attempt to enhance returns.

Investment security transactions for the year ended December 31, 2010 were as follows:

Cost of Purchases:
Long-term corporate debt securities	$1,849,664,976
Long-term U.S. Treasury securities	203,100,807

$2,052,765,783

Net Proceeds of Sales and Redemptions:
Long-term corporate debt securities	$1,737,390,991
Long-term U.S. Treasury securities	147,135,512

$1,884,526,503

As of December 31, 2010, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$50,268,210
Aggregate gross unrealized depreciation	(10,837,432)

Net unrealized appreciation	$39,430,778

Federal income tax cost of investments	$1,350,466,571

The Portfolio has a net capital loss carryforward of $9,203,309, which expires in the year 2017. The Portfolio utilized net capital loss carryforward of $11,936,397 during 2010.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/GLOBAL BOND PLUS PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2010

ASSETS
Investments at value (Cost $1,348,587,051)	$1,389,897,349
Cash	781,899
Foreign cash (Cost $3,220,970)	3,272,724
Dividends, interest and other receivables	13,734,355
Unrealized appreciation of forward foreign currency contracts	3,806,971
Receivable for securities sold	2,791,081
Receivable from Separate Accounts for Trust shares sold	907,129
Other assets	3,899

Total assets	1,415,195,407

LIABILITIES
Payable for forward commitments	17,890,648
Payable for securities purchased	10,207,479
Unrealized depreciation of forward foreign currency contracts	3,517,840
Payable to Separate Accounts for Trust shares redeemed	1,549,188
Investment management fees payable	642,894
Administrative fees payable	183,616
Distribution fees payable - Class IB	121,773
Trustees’ fees payable	890
Accrued expenses	143,611

Total liabilities	34,257,939

NET ASSETS	$1,380,937,468

Net assets were comprised of:
Paid in capital	$1,355,236,553
Accumulated undistributed net investment income (loss)	(8,020,434)
Accumulated undistributed net realized gains (losses) on investments, securities sold short and foreign currency transactions	(7,983,721)
Net unrealized appreciation (depreciation) on investments, securities sold short and foreign currency translations	41,705,070

Net assets	$1,380,937,468

Class IA
Net asset value, offering and redemption price per share, $807,035,440 / 80,923,230 shares outstanding (unlimited amount authorized: $0.01 par value)	$9.97

Class IB
Net asset value, offering and redemption price per share, $573,902,028 / 57,704,218 shares outstanding (unlimited amount authorized: $0.01 par value)	$9.95

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2010

INVESTMENT INCOME
Interest (net of $6,412 foreign withholdings tax)	$46,279,293

Total income	46,279,293

EXPENSES
Investment management fees	7,208,131
Administrative fees	2,066,788
Distribution fees - Class IB	1,357,457
Printing and mailing expenses	128,788
Custodian fees	64,000
Professional fees	57,179
Trustees’ fees	30,639
Miscellaneous	89,564

Total expenses	11,002,546

NET INVESTMENT INCOME (LOSS)	35,276,747

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Securities	15,482,153
Foreign currency transactions	(3,655,284)
Securities sold short	(779,290)

Net realized gain (loss)	11,047,579

Change in unrealized appreciation (depreciation) on:
Securities	25,849,913
Foreign currency translations	6,374,143
Securities sold short	(55,625)

Net change in unrealized appreciation (depreciation)	32,168,431

NET REALIZED AND UNREALIZED GAIN (LOSS)	43,216,010

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$78,492,757

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/GLOBAL BOND PLUS PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2010	2009
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$35,276,747	$32,847,924
Net realized gain (loss) on investments, securities sold short and foreign currency transactions	11,047,579	(77,648,910)
Net change in unrealized appreciation (depreciation) on investments, securities sold short and foreign currency translations	32,168,431	68,792,328

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	78,492,757	23,991,342

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class IA	(24,217,436)	(4,582,681)
Class IB	(15,843,096)	(3,767,310)

	(40,060,532)	(8,349,991)

Distributions from net realized capital gains
Class IA	—	(2,108,270)
Class IB	—	(1,733,157)

	—	(3,841,427)

TOTAL DIVIDENDS AND DISTRIBUTIONS	(40,060,532)	(12,191,418)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 14,477,218 and 23,338,304 shares, respectively ]	145,662,751	220,083,614
Capital shares issued in reinvestment of dividends and distributions [ 2,466,792 and 716,527 shares, respectively ]	24,217,436	6,690,951
Capital shares repurchased [ (9,345,157) and (4,266,960) shares, respectively ]	(93,857,029)	(40,488,976)

Total Class IA transactions	76,023,158	186,285,589

Class IB
Capital shares sold [ 16,323,404 and 15,659,510 shares, respectively ]	163,629,828	148,335,020
Capital shares issued in reinvestment of dividends and distributions[ 1,618,110 and 590,192 shares, respectively ]	15,843,096	5,500,467
Capital shares repurchased [ (11,888,817) and (16,196,997) shares, respectively ]	(118,557,893)	(151,210,140)

Total Class IB transactions	60,915,031	2,625,347

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	136,938,189	188,910,936

TOTAL INCREASE (DECREASE) IN NET ASSETS	175,370,414	200,710,860
NET ASSETS:
Beginning of year	1,205,567,054	1,004,856,194

End of year (a)	$1,380,937,468	$1,205,567,054

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$(8,020,434)	$(188,565)

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/GLOBAL BOND PLUS PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IA	2010	2009		2008	2007	2006
Net asset value, beginning of year	$9.66	$9.56		$10.77	$10.08	$9.77

Income (loss) from investment operations:
Net investment income (loss)	0.28 (e)	0.34	(e)	0.44 (e)	0.45 (e)	0.36 (e)
Net realized and unrealized gain (loss) on investments, securities sold short and foreign currency transactions	0.34	(0.12)		0.32 †	0.52	— #

Total from investment operations	0.62	0.22		0.76	0.97	0.36

Less distributions:
Dividends from net investment income	(0.31)	(0.08)		(1.97)	(0.27)	(0.03)
Distributions from net realized gains	—	(0.04)		—	(0.01)	(0.02)

Total dividends and distributions	(0.31)	(0.12)		(1.97)	(0.28)	(0.05)

Net asset value, end of year	$9.97	$9.66		$9.56	$10.77	$10.08

Total return	6.44%	2.27%		6.73%	9.54%	3.70%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$807,035	$708,202		$511,658	$604,149	$272,209
Ratio of expenses to average net assets	0.74%	0.80%		0.86%	0.87%	0.90%
Ratio of net investment income (loss) to average net assets	2.79%	3.58%		4.02%	4.26%	3.67%
Portfolio turnover rate	148%	159%		121%	82%	74%

	Year Ended December 31,
Class IB	2010	2009		2008	2007	2006
Net asset value, beginning of year	$9.63	$9.56		$10.76	$10.08	$9.77

Income (loss) from investment operations:
Net investment income (loss)	0.25 (e)	0.23	(e)	0.41 (e)	0.42 (e)	0.33 (e)
Net realized and unrealized gain (loss) on investments, securities sold short and foreign currency transactions	0.35	(0.04)		0.33 †	0.51	0.01

Total from investment operations	0.60	0.19		0.74	0.93	0.34

Less distributions:
Dividends from net investment income	(0.28)	(0.08)		(1.94)	(0.24)	(0.01)
Distributions from net realized gains	—	(0.04)		—	(0.01)	(0.02)

Total dividends and distributions	(0.28)	(0.12)		(1.94)	(0.25)	(0.03)

Net asset value, end of year	$9.95	$9.63		$9.56	$10.76	$10.08

Total return	6.28%	1.96%		6.51%	9.26%	3.44%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$573,902	$497,365		$493,198	$234,871	$96,604
Ratio of expenses to average net assets	0.99%	1.05	%(c)	1.11%	1.12%	1.15%
Ratio of net investment income (loss) to average net assets	2.55%	2.50%		3.73%	4.00%	3.29%
Portfolio turnover rate	148%	159%		121%	82%	74%
†	The amount shown for a share outstanding throughout the period does not accord with the aggregate net income and/or gain on investments for that period because of the timing of sales and repurchases of the Portfolio shares in relation to fluctuating market value of the investments in the Portfolio.
#	Per share amount is less than $0.01.
(c)	Reflects overall fund ratios for non-class specific expense.
(e)	Net investment income per share is based on average shares outstanding.

See Notes to Financial Statements.

EQ/GLOBAL MULTI-SECTOR EQUITY PORTFOLIO (Unaudited)

PORTFOLIO ADVISERS

➢	BlackRock Investment Management, LLC
➢	Morgan Stanley Investment Management, Inc.

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/10
	1 Year	5 Years	10 Years	Since Incept.**
Portfolio – Class IA Shares*	11.60%	7.03%	12.45%	6.11%
Portfolio – Class IB Shares	11.34	6.78	12.24	5.96
MSCI AC World (Net) Index	12.67	3.44	3.20	N/A

*   Date of inception 10/2/02. Returns shown for Class IA shares prior to this period are derived from the historical performance of Class IB shares adjusted to reflect the 12b-1 fees, applicable to Class IB shares; Class IA shares are not subject to any 12b-1 fees.

** Date of inception 8/20/97

    Returns for periods greater than one year are annualized

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IA shares returned 11.60% for the year ended December 31, 2010. The Portfolio’s benchmark, the MSCI AC World (Net) Index, returned 12.67% over the same period.

The Portfolio’s assets were allocated between two investment managers. The Portfolio Highlights and Outlook sections below reflect the views of Morgan Stanley Investment Management, Inc. who manages a portion of the Portfolio through active security and sector selection. Other allocated portions of the Portfolio, managed by BlackRock Investment Management, LLC, are designed to track the performance of the S&P 500 Index and the MSCI EAFE Index.

Portfolio Highlights

What helped performance during the year:

•	Stock selection in India, Brazil, Korea and Egypt aided relative performance.

•	An underweight allocation relative to the benchmark in China and Brazil contributed to relative performance on a positive basis.

•	An overweight allocation relative to the benchmark in Thailand and Indonesia helped the Portfolio’s relative performance.

•	Overweight positions in the Consumer Discretionary and Consumer Staples sectors relative to the benchmark assisted relative returns.

•	Stock selection in the Materials sector helped the Portfolio’s relative performance.

•	Individual leading contributors to performance included Tata Motors Ltd. (Industrials sector), Posco and LG Chemical (both in the Materials sector).

What hurt performance during the year:

•	Stock selection in Taiwan, China, Russia and Mexico dampened the Portfolio’s relative performance.

•	An underweight allocation relative to the benchmark in Chile and Malaysia held back relative returns.

•	A relative overweight allocation to Egypt detracted from relative returns.

•	Stock selection in the Industrials and Health Care sectors hindered performance.

•	Several leading detractors from relative returns were from the Energy sector. These included CNOOC Ltd., Rosneft Ojsc Oil Company, and Petroleo Brasileiro.

Portfolio Positioning and Outlook

At the end of the year, the Portfolio was overweight countries such as Indonesia, Poland, the Philippines and Egypt, where the manager believed domestic demand to remain robust, driven by a number of constructive factors — including low consumer leverage, healthy savings rates, steadily rising income on a per capita basis, and increasing access to credit linked to both accommodative monetary policy and reform benefiting consumers.

At the end of 2010, the Portfolio was overweight those countries benefiting from higher growth and improving consumption patterns. This included Indonesia, which demonstrated a robust domestic economy. The Portfolio was overweight the Philippines, as domestic confidence seemed to gain momentum, and exports and overseas worker remittances remained strong. In Eastern Europe, the manger focused on countries with strong GDP growth, supported by such sustainable drivers as increasing investments,

EQ/GLOBAL MULTI-SECTOR EQUITY PORTFOLIO (Unaudited)

productivity gains and solid balance sheets. In Latin America, the Portfolio was underweight in Brazil and Chile where the post-earthquake economic recovery was sharp, partly due to significant policy support.

Sector Weightings as of 12/31/10	% of Net Assets
Financials	16.5%
Information Technology	9.8
Consumer Staples	9.0
Consumer Discretionary	8.0
Industrials	8.0
Energy	7.5
Materials	6.6
Health Care	6.2
Telecommunication Services	4.6
Utilities	2.7
Cash and Other	21.1

100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2010 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/10	Ending Account Value 12/31/10	Expenses Paid During Period* 7/1/10 - 12/31/10
Class IA
Actual	$1,000.00	$1,241.80	$5.14
Hypothetical (5% average return before expenses)	1,000.00	1,020.62	4.63
Class IB
Actual	1,000.00	1,240.60	6.55
Hypothetical (5% average return before expenses)	1,000.00	1,019.36	5.90

*   Expenses are equal to the Portfolio’s Class IA and Class IB shares annualized expense ratios of 0.91% and 1.16%, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

EQ ADVISORS TRUST

EQ/GLOBAL MULTI-SECTOR EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2010

	Number of Shares	Value (Note 1)

COMMON STOCKS:
Argentina (0.1%)
Banco Macro S.A. (ADR)	25,270	$1,268,554

Australia (2.5%)
AGL Energy Ltd.	30,390	473,392
Alumina Ltd.	151,178	383,470
Amcor Ltd.	84,186	581,212
AMP Ltd.	136,958	741,027
Asciano Ltd.*	208,395	339,968
ASX Ltd.	12,297	473,915
Australia & New Zealand Banking Group Ltd.	171,759	4,102,014
AXA Asia Pacific Holdings Ltd.‡	69,636	449,422
Bendigo and Adelaide Bank Ltd.	26,547	270,165
BGP Holdings plc*†(b)	796,081	—
BHP Billiton Ltd.	225,630	10,442,540
Billabong International Ltd.	13,246	110,416
BlueScope Steel Ltd.	111,924	257,571
Boral Ltd.	54,588	269,671
Brambles Ltd.	97,688	711,397
Caltex Australia Ltd.	7,595	111,629
CFS Retail Property Trust (REIT)	141,220	254,214
Coca-Cola Amatil Ltd.	38,090	423,089
Cochlear Ltd.	3,923	322,641
Commonwealth Bank of Australia	103,823	5,391,275
Computershare Ltd.	28,895	318,590
Crown Ltd.	30,794	259,843
CSL Ltd.	36,863	1,368,259
CSR Ltd.	98,595	169,416
Dexus Property Group (REIT)	307,311	249,883
Fairfax Media Ltd.	130,096	186,287
Fortescue Metals Group Ltd.*	80,651	539,484
Foster’s Group Ltd.	132,280	768,481
Goodman Fielder Ltd.	82,335	113,265
Goodman Group (REIT)	458,958	305,124
GPT Group (REIT)	115,979	348,753
Harvey Norman Holdings Ltd.	42,839	128,818
Incitec Pivot Ltd.	102,442	414,920
Insurance Australia Group Ltd.	140,388	557,125
Leighton Holdings Ltd.	8,918	280,755
Lend Lease Group	36,148	319,070
MacArthur Coal Ltd.	9,946	130,211
Macquarie Group Ltd.	23,618	894,032
MAp Group	19,023	58,176
Metcash Ltd.	54,958	231,027
Mirvac Group (REIT)	238,766	299,157
National Australia Bank Ltd.	143,338	3,474,565
Newcrest Mining Ltd.	50,936	2,106,816
OneSteel Ltd.	95,425	252,786
Orica Ltd.	24,720	629,562
Origin Energy Ltd.	59,433	1,012,729
OZ Minerals Ltd.	212,762	374,294
Paladin Energy Ltd.*	50,758	255,942
Qantas Airways Ltd.*	69,049	179,383
QBE Insurance Group Ltd.	70,832	1,314,912
QR National Ltd.*	113,602	319,528
Ramsay Health Care Ltd.	8,632	157,153
Rio Tinto Ltd.	29,234	2,555,599

	Number of Shares	Value (Note 1)

Santos Ltd.	54,790	$736,916
Sims Metal Management Ltd.	9,680	213,558
Sonic Healthcare Ltd.	24,020	284,985
SP AusNet	115,969	103,193
Stockland Corp., Ltd. (REIT)	166,224	612,050
Suncorp Group Ltd.	87,106	767,082
TsABCORP Holdings Ltd.	44,812	325,878
Tatts Group Ltd.	86,000	226,939
Telstra Corp., Ltd.	295,668	843,722
Toll Holdings Ltd.	48,087	281,821
Transurban Group	86,040	450,569
Wesfarmers Ltd.	67,929	2,223,289
Wesfarmers Ltd. (PPS)	9,971	329,406
Westfield Group (REIT)	148,374	1,453,831
Westfield Retail Trust (REIT)*	148,374	390,015
Westpac Banking Corp.	199,949	4,542,119
Woodside Petroleum Ltd.	41,843	1,821,441
Woolworths Ltd.	82,919	2,287,314
WorleyParsons Ltd.	13,304	363,860

		64,940,961

Austria (0.1%)
Erste Group Bank AG	12,667	594,812
Immofinaz AG*	71,647	305,321
OMV AG	9,568	397,636
Raiffeisen Bank International AG	3,303	180,966
Telekom Austria AG	23,852	335,308
Verbund AG	5,520	205,653
Vienna Insurance Group AG	3,108	161,539
Voestalpine AG	7,307	348,099

		2,529,334

Belgium (0.3%)
Ageas	149,680	342,030
Anheuser-Busch InBev N.V.	48,849	2,793,852
Bekaert S.A.	2,581	296,268
Belgacom S.A.	9,749	327,318
Cie Nationale a Portefeuille	2,255	110,289
Colruyt S.A.	5,131	260,892
Delhaize Group S.A.	6,778	500,605
Dexia S.A.*	40,381	140,299
Groupe Bruxelles Lambert S.A.	5,384	452,759
KBC Groep N.V.*	10,370	353,365
Mobistar S.A.	1,805	117,007
Solvay S.A.	3,954	421,377
UCB S.A.	6,779	232,539
Umicore S.A.	8,095	421,011

		6,769,611

Bermuda (0.0%)
Nabors Industries Ltd.*	19,059	447,124
Seadrill Ltd.	18,524	626,033

		1,073,157

Brazil (2.3%)
Banco do Brasil S.A.	140,000	2,649,879
BM&F Bovespa S.A.	507,100	4,010,978
BRF – Brasil Foods S.A.	316,554	5,213,606
Cia de Bebidas das Americas (Preference) (ADR)	188,500	5,849,155
Hypermarcas S.A.*	99,700	1,353,157

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/GLOBAL MULTI-SECTOR EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2010

	Number of Shares	Value (Note 1)

Itau Unibanco Holding S.A. (Preference)	114,676	$2,748,770
Itau Unibanco Holding S.A. (Preference) (ADR)	257,684	6,186,993
Lojas Arapua S.A. (Preference)*†(b)	1,248,000	—
MRV Engenharia e Participacoes S.A.	198,400	1,865,677
OGX Petroleo e Gas Participacoes S.A.*	246,400	2,968,675
PDG Realty S.A. Empreendimentos e Participacoes	593,400	3,631,894
Petroleo Brasileiro S.A. (Preference)	306,442	5,037,833
Petroleo Brasileiro S.A. (Preference) (ADR), Class A	7,300	249,441
Petroleo Brasileiro S.A. (ADR)	41,900	1,585,496
Tim Participacoes S.A. (ADR)	36,100	1,232,454
Ultrapar Participacoes S.A. (Preference)	30,400	1,924,723
Vale S.A. (New York Exchange) (ADR)	1,100	33,242
Vale S.A. (Preference), Class A	12,156	355,160
Vale S.A. (Tradegate Exchange) (ADR)	276,785	8,364,443
Vale S.A. (ADR)	22,000	760,540
Vivo Participacoes S.A. (Preference) (ADR)	105,700	3,444,763

		59,466,879

Cayman Islands (0.0%)
MStar Semiconductor, Inc.*	19,000	183,115

China (1.6%)
Bank of China Ltd., Class H	5,849,490	3,085,492
China Coal Energy Co., Ltd., Class H	1,638,000	2,558,321
China Construction Bank Corp., Class H	6,925,420	6,210,140
China Life Insurance Co., Ltd., Class H	651,000	2,659,177
China Oilfield Services Ltd., Class H	1,130,000	2,448,178
China Pacific Insurance Group Co., Ltd., Class H	630,000	2,617,975
China Telecom Corp., Ltd., Class H	4,858,000	2,543,750
China ZhengTong Auto Services Holdings Ltd.*	1,130,000	1,065,626
Dongfeng Motor Group Co., Ltd., Class H	1,319,000	2,273,904
Foxconn International Holdings Ltd.*	112,913	78,880
Hengan International Group Co., Ltd.	173,000	1,492,339
J.A. Solar Holdings Co., Ltd. (ADR)*	177,740	1,229,961
Ping An Insurance Group Co. of China Ltd., Class H	252,000	2,817,363
Tencent Holdings Ltd.	173,400	3,767,916

	Number of Shares	Value (Note 1)

Tsingtao Brewery Co., Ltd., Class H	238,000	$1,246,218
Want Want China Holdings Ltd.	2,177,000	1,907,340
Xinjiang Goldwind Science & Technology Co., Ltd., Class H*	785,000	1,625,991
Yangzijiang Shipbuilding Holdings Ltd.	81,497	121,291
Yanzhou Coal Mining Co., Ltd., Class H	894,000	2,731,641

		42,481,503

Cyprus (0.0%)
Bank of Cyprus Public Co., Ltd.	58,644	202,184

Czech Republic (0.2%)
Komercni Banka A/S	18,687	4,421,973

Denmark (0.3%)
A. P. Moller – Maersk A/S, Class A	37	325,953
A. P. Moller – Maersk A/S, Class B	90	814,962
Carlsberg A/S, Class B	7,243	725,202
Coloplast A/S, Class B	1,525	207,232
Danske Bank A/S*	31,128	798,004
DSV A/S	12,724	281,258
Novo Nordisk A/S, Class B	28,150	3,174,290
Novozymes A/S, Class B	3,076	428,474
Tryg A/S	1,679	77,508
Vestas Wind Systems A/S*	14,108	445,392
William Demant Holding A/S*	1,548	114,337

		7,392,612

Egypt (0.4%)
Commercial International Bank Egypt SAE	481,652	3,932,869
Egyptian Financial Group-Hermes Holding	176,368	1,030,561
Egyptian Financial Group-Hermes Holding (Registered) (GDR)(m)	35,084	410,009
Juhayna Food Industries*	1,393,099	1,459,094
Telecom Egypt	894,924	2,787,291

		9,619,824

Finland (0.3%)
Elisa Oyj	8,937	194,305
Fortum Oyj	30,437	916,362
Kesko Oyj, Class B	4,663	217,655
Kone Oyj, Class B	10,522	584,919
Metso Oyj	8,968	500,929
Neste Oil Oyj	7,908	126,281
Nokia Oyj	249,713	2,582,772
Nokian Renkaat Oyj	6,715	246,316
Orion Oyj, Class B	5,670	124,032
Outokumpu Oyj	7,608	141,112
Pohjola Bank plc	9,252	110,900
Rautaruukki Oyj	5,563	130,166
Sampo Oyj, Class A	28,639	767,319
Sanoma Oyj	4,459	96,648
Stora Enso Oyj, Class R	39,463	405,264
UPM-Kymmene Oyj	34,413	607,936

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/GLOBAL MULTI-SECTOR EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2010

	Number of Shares	Value (Note 1)

Wartsila Oyj	5,258	$401,200

		8,154,116

France (2.6%)
Accor S.A.	9,784	435,376
Aeroports de Paris S.A.	2,039	160,949
Air France-KLM*	9,939	181,027
Air Liquide S.A.	19,048	2,408,952
Alcatel-Lucent*	156,372	455,533
Alstom S.A.	13,916	665,921
Atos Origin S.A.*	3,238	172,385
AXA S.A.‡	112,622	1,873,685
bioMerieux S.A.	796	78,522
BNP Paribas S.A.	64,332	4,092,882
Bouygues S.A.	15,234	656,621
Bureau Veritas S.A.	3,345	253,534
Cap Gemini S.A.	9,728	454,073
Carrefour S.A.	40,312	1,661,856
Casino Guichard Perrachon S.A.	3,675	358,250
Christian Dior S.A.	4,252	607,400
Cie de Saint-Gobain S.A.	26,678	1,372,518
Cie Generale de Geophysique-Veritas*	9,525	289,886
Cie Generale des Etablissements Michelin, Class B	11,916	855,084
Cie Generale d’Optique Essilor International S.A.	13,579	874,165
CNP Assurances S.A.	11,071	199,795
Credit Agricole S.A.	64,364	817,435
Danone S.A.	39,394	2,475,236
Dassault Systemes S.A.	3,938	296,902
Edenred*	9,784	231,612
EDF S.A.	17,933	735,571
Eiffage S.A.	2,283	100,691
Eramet S.A.	350	119,966
Eurazeo S.A.	1,988	147,413
Eutelsat Communications S.A.	6,754	247,205
Fonciere des Regions (REIT)	1,700	164,472
France Telecom S.A.	123,315	2,569,835
GDF Suez S.A.	82,833	2,972,019
Gecina S.A. (REIT)	1,294	142,328
Groupe Eurotunnel S.A. (Registered)	29,672	260,902
Hermes International S.A.	728	152,491
ICADE (REIT)	1,842	187,933
Iliad S.A.	925	100,617
Imerys S.A.	2,314	154,254
J.C. Decaux S.A.*	4,360	134,150
Klepierre S.A. (REIT)	5,726	206,556
Lafarge S.A.	13,528	848,195
Lagardere S.C.A.	7,764	319,862
Legrand S.A.	10,531	428,862
L’Oreal S.A.	15,858	1,760,552
LVMH Moet Hennessy Louis Vuitton S.A.	16,510	2,715,871
Metropole Television S.A.	3,743	90,532
Natixis S.A.*	55,381	259,020
Neopost S.A.	2,128	185,406
PagesJaunes Groupe S.A.	6,752	61,354
Pernod-Ricard S.A.	13,352	1,255,383
Peugeot S.A.*	9,923	376,720
PPR S.A.	5,123	814,658

	Number of Shares	Value (Note 1)

Publicis Groupe S.A.	8,695	$453,146
Renault S.A.*	12,588	731,728
Safran S.A.	11,314	400,651
Sanofi-Aventis S.A.	70,719	4,521,911
Schneider Electric S.A.	16,245	2,431,318
SCOR SE	10,684	271,264
Societe BIC S.A.	1,794	154,196
Societe Generale S.A.	42,558	2,287,322
Societe Television Francaise 1 S.A.	8,553	148,582
Sodexo S.A.	6,287	433,256
Suez Environnement Co. S.A.	18,276	377,323
Technip S.A.	6,400	590,965
Thales S.A.	6,448	225,622
Total S.A.	142,285	7,538,870
Unibail-Rodamco S.A. (REIT)	6,135	1,213,334
Vallourec S.A.	7,472	784,808
Veolia Environnement S.A.	23,501	686,814
Vinci S.A.	29,488	1,602,988
Vivendi S.A.	83,465	2,252,992

		66,549,507

Germany (2.4%)
Adidas AG	14,106	921,569
Allianz SE (Registered)	30,314	3,602,430
Axel Springer AG	977	159,279
BASF SE	61,389	4,897,437
Bayer AG (Registered)	55,252	4,082,979
Bayerische Motoren Werke (BMW) AG	22,283	1,752,363
Bayerische Motoren Werke (BMW) AG (Preference)	3,564	183,359
Beiersdorf AG	7,124	395,310
Brenntag AG*	1,870	190,665
Celesio AG	4,649	115,552
Commerzbank AG*	47,348	351,408
Continental AG*	3,386	267,591
Daimler AG (Registered)*	60,196	4,080,717
Deutsche Bank AG (Registered)	62,937	3,288,416
Deutsche Boerse AG	13,284	919,523
Deutsche Lufthansa AG (Registered)*	16,556	361,834
Deutsche Post AG (Registered)	58,430	991,616
Deutsche Telekom AG (Registered)	191,501	2,470,741
E.ON AG	121,065	3,710,405
Fraport AG	2,367	149,168
Fresenius Medical Care AG & Co. KGaA	12,874	743,708
Fresenius SE	1,887	158,230
Fresenius SE (Preference)	5,381	460,704
GEA Group AG	10,474	302,742
Hannover Rueckversicherung AG (Registered)	4,121	221,019
HeidelbergCement AG	9,615	602,596
Henkel AG & Co. KGaA	8,669	447,331
Henkel AG & Co. KGaA (Preference)	11,920	741,242
Hochtief AG	2,932	248,952
Infineon Technologies AG*	73,971	688,275
K+S AG	9,695	730,168

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/GLOBAL MULTI-SECTOR EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2010

	Number of Shares	Value (Note 1)

Kabel Deutschland Holding AG*	3,565	$166,141
Lanxess AG	5,546	437,997
Linde AG	11,332	1,719,482
MAN SE	7,173	852,994
Merck KGaA	4,367	349,262
Metro AG	8,920	642,239
Muenchener Rueckversicherungs-Gesellschaft AG (Registered)	12,646	1,917,175
Porsche Automobil Holding SE (Preference)	6,214	495,403
ProSiebenSat.1 Media AG (Preference)	5,041	151,567
Puma AG Rudolf Dassler Sport	363	120,299
RWE AG	27,873	1,858,237
RWE AG (Preference)	2,963	190,014
Salzgitter AG	2,643	204,034
SAP AG	57,122	2,908,254
Siemens AG (Registered)	55,254	6,844,590
Suedzucker AG	3,957	105,358
ThyssenKrupp AG	22,796	943,874
TUI AG*	9,668	135,653
United Internet AG (Registered)	8,501	138,193
Volkswagen AG	1,923	272,132
Volkswagen AG (Preference)	11,449	1,857,335
Wacker Chemie AG	1,071	186,912

		60,734,474

Greece (0.1%)
Alpha Bank AE*	37,452	190,179
Coca Cola Hellenic Bottling Co. S.A.	11,823	305,870
EFG Eurobank Ergasias S.A.*	23,298	116,749
Hellenic Telecommunications Organization S.A.	17,719	145,146
National Bank of Greece S.A.*	65,854	532,404
OPAP S.A.	15,274	264,114
Public Power Corp. S.A.	6,674	95,784

		1,650,246

Hong Kong (1.6%)
AIA Group Ltd.*	1,658,800	4,663,027
ASM Pacific Technology Ltd.	14,000	176,963
Bank of East Asia Ltd.	97,800	409,555
Belle International Holdings Ltd.	1,745,000	2,949,941
BOC Hong Kong Holdings Ltd.	247,500	842,216
Cathay Pacific Airways Ltd.	78,000	215,251
Cheung Kong Holdings Ltd.	93,000	1,434,580
Cheung Kong Infrastructure Holdings Ltd.	33,000	151,142
China Gas Holdings Ltd.†(b)	2,856,000	1,245,605
China Mobile Ltd.	440,000	4,370,111
China Resources Power Holdings Co., Ltd.	1,250,200	2,264,669
CLP Holdings Ltd.	129,000	1,047,229
CNOOC Ltd.	1,745,000	4,139,795
Esprit Holdings Ltd.	77,233	367,644
Hang Lung Group Ltd.	54,000	355,007
Hang Lung Properties Ltd.	166,000	776,310
Hang Seng Bank Ltd.	51,800	851,693

	Number of Shares	Value (Note 1)

Henderson Land Development Co., Ltd.	70,000	$477,305
Hong Kong & China Gas Co., Ltd.	290,800	685,397
Hong Kong Exchanges and Clearing Ltd.	68,600	1,555,962
Hongkong Electric Holdings Ltd.	92,500	583,123
Hopewell Holdings Ltd.	37,000	116,149
Hutchison Whampoa Ltd.	142,000	1,461,507
Hysan Development Co., Ltd.	43,000	202,475
Kerry Properties Ltd.	45,000	234,471
Li & Fung Ltd.	156,000	905,156
Lifestyle International Holdings Ltd.	30,500	75,104
Link REIT (REIT)	141,500	439,639
Mongolia Energy Corp., Ltd.*	248,601	74,202
MTR Corp.	96,000	349,527
New World Development Ltd.	185,000	347,494
Noble Group Ltd.	193,181	326,647
NWS Holdings Ltd.	75,000	113,859
Orient Overseas International Ltd.	14,500	140,657
PCCW Ltd.	198,000	87,629
Shanghai Industrial Holdings Ltd.	524,000	2,265,130
Shangri-La Asia Ltd.	98,000	266,030
Sino Land Co., Ltd.	126,000	235,699
SJM Holdings Ltd.	104,000	165,109
Sun Hung Kai Properties Ltd.	95,000	1,577,874
Swire Pacific Ltd., Class A	51,500	846,760
Wharf Holdings Ltd.	91,000	700,108
Wheelock & Co., Ltd.	67,000	271,093
Wing Hang Bank Ltd.	14,000	193,624
Yue Yuen Industrial Holdings Ltd.	50,000	179,794

		41,138,262

Hungary (0.1%)
Richter Gedeon Nyrt.	15,529	3,175,873

India (2.1%)
Asian Paints Ltd.	31,053	1,999,156
Dr. Reddy’s Laboratories Ltd.	88,520	3,291,859
Engineers India Ltd.	194,962	1,453,876
Glenmark Pharmaceuticals Ltd.	334,575	2,709,373
HDFC Bank Ltd.	107,305	5,630,663
Hindalco Industries Ltd.	541,493	2,991,139
IndusInd Bank Ltd.	483,547	2,864,082
Infosys Technologies Ltd.	109,270	8,413,045
Infrastructure Development Finance Co., Ltd.	627,042	2,560,614
ITC Ltd.	374,031	1,460,908
Jindal Steel & Power Ltd.	115,952	1,846,441
KSK Energy Ventures Ltd.*	341,500	1,030,266
Larsen & Toubro Ltd.	62,961	2,786,885
Reliance Industries Ltd.	217,415	5,147,652
Rural Electrification Corp., Ltd.	275,042	1,839,765
Sun TV Network Ltd.	147,852	1,738,910
Tata Consultancy Services Ltd.	124,690	3,250,473
Tata Motors Ltd.	72,877	2,132,363

		53,147,470

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/GLOBAL MULTI-SECTOR EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2010

	Number of Shares	Value (Note 1)

Indonesia (0.8%)
PT Astra International Tbk	790,900	$4,788,412
PT Bank Central Asia Tbk	4,834,500	3,434,051
PT Indofood Sukses Makmur Tbk	4,563,500	2,469,152
PT Indosat Tbk	3,830,500	2,295,749
PT Lippo Karawaci Tbk	39,699,000	2,996,151
PT Perusahaan Gas Negara	1,287,000	632,073
PT Telekomunikasi Indonesia Tbk	3,130,000	2,761,765

		19,377,353

Ireland (0.2%)
Bank of Ireland*	230,125	115,318
CRH plc	48,154	997,397
Elan Corp. plc*	36,694	203,492
Experian plc	69,818	868,649
Ingersoll-Rand plc	22,296	1,049,919
James Hardie Industries SE (CDI)*	32,060	222,323
Kerry Group plc, Class A	9,137	304,878
Shire plc	38,171	918,276
XL Group plc	23,415	510,915

		5,191,167

Israel (0.2%)
Bank Hapoalim B.M.*	61,412	319,650
Bank Leumi Le-Israel B.M.	74,404	380,984
Bezeq Israeli Telecommunication Corp., Ltd.	117,836	359,303
Cellcom Israel Ltd.	2,529	82,103
Delek Group Ltd.	318	81,908
Elbit Systems Ltd.	1,039	55,427
Israel Chemicals Ltd.	31,673	542,953
Israel Corp., Ltd.*	171	207,455
Israel Discount Bank Ltd., Class A*	49,932	113,907
Makhteshim-Agan Industries Ltd.*	14,770	75,713
Mizrahi Tefahot Bank Ltd.	9,369	102,971
NICE Systems Ltd.*	4,118	145,061
Partner Communications Co., Ltd.	4,716	95,689
Teva Pharmaceutical Industries Ltd.	62,500	3,276,032

		5,839,156

Italy (0.7%)
A2A S.p.A.	92,496	127,187
Assicurazioni Generali S.p.A.	77,580	1,473,153
Atlantia S.p.A.	16,295	332,504
Autogrill S.p.A.*	8,219	116,091
Banca Carige S.p.A.	46,932	98,337
Banca Monte dei Paschi di Siena S.p.A.*	169,125	192,327
Banco Popolare S.c.a.r.l.	48,973	221,850
Enel Green Power S.p.A.*	101,308	214,032
Enel S.p.A.	443,577	2,216,892
ENI S.p.A.	175,454	3,831,063
Exor S.p.A.	3,985	131,425
Fiat S.p.A.	52,105	1,074,359
Finmeccanica S.p.A.	29,588	336,274

	Number of Shares	Value (Note 1)

Intesa Sanpaolo S.p.A. (BATS Europe Exchange)	66,865	$159,314
Intesa Sanpaolo S.p.A. (XetraIntlMkt Exchange)	522,076	1,416,230
Luxottica Group S.p.A.	7,938	241,852
Mediaset S.p.A.	48,179	291,488
Mediobanca S.p.A.	31,935	284,214
Parmalat S.p.A.	106,608	292,044
Pirelli & C. S.p.A.	14,796	119,620
Prysmian S.p.A.	12,341	210,264
Saipem S.p.A.	17,946	883,469
Snam Rete Gas S.p.A.	95,360	474,038
Telecom Italia S.p.A.	637,294	823,513
Telecom Italia S.p.A. (RNC)	407,240	441,886
Terna Rete Elettrica Nazionale S.p.A.	88,019	371,679
UniCredit S.p.A.	911,733	1,886,004
Unione di Banche Italiane S.c.p.A.	43,642	381,988

		18,643,097

Japan (6.4%)
77 Bank Ltd.	22,000	116,788
ABC-Mart, Inc.	2,500	89,297
Advantest Corp.	9,500	214,946
Aeon Co., Ltd.	40,100	501,806
Aeon Credit Service Co., Ltd.	6,700	94,736
Aeon Mall Co., Ltd.	4,900	131,568
Air Water, Inc.	8,000	102,180
Aisin Seiki Co., Ltd.	12,900	456,481
Ajinomoto Co., Inc.	46,000	479,320
Alfresa Holdings Corp.	2,300	102,125
All Nippon Airways Co., Ltd.*	58,000	216,455
Amada Co., Ltd.	25,000	203,535
Aozora Bank Ltd.	41,000	84,838
Asahi Breweries Ltd.	27,000	523,106
Asahi Glass Co., Ltd.	68,000	794,827
Asahi Kasei Corp.	87,000	567,927
Asics Corp.	9,000	115,729
Astellas Pharma, Inc.	29,800	1,135,990
Bank of Kyoto Ltd.	22,000	208,646
Bank of Yokohama Ltd.	85,000	440,756
Benesse Holdings, Inc.	5,000	230,324
Bridgestone Corp.	44,100	852,234
Brother Industries Ltd.	14,600	216,509
Canon Marketing Japan, Inc.	5,600	79,734
Canon, Inc.	75,700	3,925,323
Casio Computer Co., Ltd.	15,900	128,273
Central Japan Railway Co.	104	871,043
Chiba Bank Ltd.	54,000	351,176
Chiyoda Corp.	9,000	89,568
Chubu Electric Power Co., Inc.	43,600	1,071,876
Chugai Pharmaceutical Co., Ltd.	14,900	273,445
Chugoku Bank Ltd.	12,000	145,289
Chugoku Electric Power Co., Inc.	21,100	428,809
Chuo Mitsui Trust Holdings, Inc.	72,000	298,855
Citizen Holdings Co., Ltd.	13,300	91,735
Coca-Cola West Co., Ltd.	4,700	85,155
Cosmo Oil Co., Ltd.	36,000	117,946
Credit Saison Co., Ltd.	9,800	161,141

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/GLOBAL MULTI-SECTOR EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2010

	Number of Shares	Value (Note 1)

Dai Nippon Printing Co., Ltd.	39,000	$531,272
Daicel Chemical Industries Ltd.	16,000	116,862
Daido Steel Co., Ltd.	23,000	135,127
Daihatsu Motor Co., Ltd.	12,000	184,161
Dai-ichi Life Insurance Co., Ltd.	525	852,907
Daiichi Sankyo Co., Ltd.	46,100	1,008,988
Daikin Industries Ltd.	16,300	578,199
Dainippon Sumitomo Pharma Co., Ltd.	11,000	99,988
Daito Trust Construction Co., Ltd.	5,400	369,799
Daiwa House Industry Co., Ltd.	32,000	393,349
Daiwa Securities Group, Inc.	111,400	573,534
DeNA Co., Ltd.	4,500	161,399
Denki Kagaku Kogyo KK	32,000	152,137
Denso Corp.	31,900	1,100,921
Dentsu, Inc.	11,586	359,752
Dowa Holdings Co., Ltd.	14,000	91,908
East Japan Railway Co.	22,537	1,465,641
Eisai Co., Ltd.	17,400	630,078
Electric Power Development Co., Ltd.	7,700	241,556
Elpida Memory, Inc.*	12,000	139,672
FamilyMart Co., Ltd.	4,300	162,064
FANUC Corp.	12,800	1,965,956
Fast Retailing Co., Ltd.	3,600	573,322
Fuji Electric Holdings Co., Ltd.	34,000	105,949
Fuji Heavy Industries Ltd.	40,000	310,383
Fuji Media Holdings, Inc.	50	79,074
Fujifilm Holdings Corp.	30,600	1,106,560
Fujitsu Ltd.	121,000	842,037
Fukuoka Financial Group, Inc.	50,000	217,391
Furukawa Electric Co., Ltd.	48,000	215,790
Gree, Inc.	5,900	75,067
GS Yuasa Corp.	21,000	145,363
Gunma Bank Ltd.	32,000	175,785
Hachijuni Bank Ltd.	30,000	167,755
Hakuhodo DY Holdings, Inc.	1,230	70,522
Hamamatsu Photonics KK	4,400	160,847
Hankyu Hanshin Holdings, Inc.	75,000	348,257
Hino Motors Ltd.	21,000	113,807
Hirose Electric Co., Ltd.	2,400	270,477
Hiroshima Bank Ltd.	32,000	134,795
Hisamitsu Pharmaceutical Co., Inc.	4,500	189,555
Hitachi Chemical Co., Ltd.	6,500	134,579
Hitachi Construction Machinery Co., Ltd.	5,800	139,017
Hitachi High-Technologies Corp.	4,500	105,198
Hitachi Ltd.	305,200	1,627,683
Hitachi Metals Ltd.	11,000	132,098
Hokkaido Electric Power Co., Inc.	12,100	247,395
Hokuhoku Financial Group, Inc.	89,000	180,872
Hokuriku Electric Power Co.	11,300	277,663
Honda Motor Co., Ltd.	109,600	4,339,993
HOYA Corp.	29,600	718,946
Ibiden Co., Ltd.	7,700	242,978
Idemitsu Kosan Co., Ltd.	1,500	159,256
IHI Corp.	93,000	207,328
INPEX Corp.	145	849,212

	Number of Shares	Value (Note 1)

Isetan Mitsukoshi Holdings Ltd.	23,500	$273,236
Isuzu Motors Ltd.	75,000	340,867
Ito En Ltd.	2,600	43,232
ITOCHU Corp.	99,000	1,002,316
ITOCHU Techno-Solutions Corp.	2,500	93,762
Iyo Bank Ltd.	14,000	112,083
J. Front Retailing Co., Ltd.	35,000	191,403
Japan Petroleum Exploration Co.	1,700	64,700
Japan Prime Realty Investment Corp. (REIT)	41	126,247
Japan Real Estate Investment Corp. (REIT)	32	331,863
Japan Retail Fund Investment Corp. (REIT)	117	224,374
Japan Steel Works Ltd.	20,000	208,893
Japan Tobacco, Inc.	295	1,091,852
JFE Holdings, Inc.	31,100	1,083,271
JGC Corp.	14,000	304,693
Joyo Bank Ltd.	43,000	189,075
JS Group Corp.	17,600	387,378
JSR Corp.	12,200	227,651
JTEKT Corp.	16,400	193,511
Jupiter Telecommunications Co., Ltd.	182	191,437
JX Holdings, Inc.	154,433	1,048,067
Kajima Corp.	60,000	159,626
Kamigumi Co., Ltd.	17,000	142,801
Kaneka Corp.	19,000	131,753
Kansai Electric Power Co., Inc.	50,300	1,241,547
Kansai Paint Co., Ltd.	12,000	116,172
Kao Corp.	36,900	994,423
Kawasaki Heavy Industries Ltd.	99,000	332,886
Kawasaki Kisen Kaisha Ltd.	50,000	219,855
KDDI Corp.	199	1,149,538
Keikyu Corp.	29,000	256,103
Keio Corp.	39,000	266,116
Keisei Electric Railway Co., Ltd.	17,000	113,487
Keyence Corp.	2,800	811,134
Kikkoman Corp.	11,000	123,291
Kinden Corp.	6,000	55,426
Kintetsu Corp.	103,000	322,232
Kirin Holdings Co., Ltd.	57,000	799,643
Kobe Steel Ltd.	171,000	433,871
Koito Manufacturing Co., Ltd.	6,000	93,854
Komatsu Ltd.	62,900	1,903,502
Konami Corp.	6,800	144,560
Konica Minolta Holdings, Inc.	30,000	311,861
Kubota Corp.	79,000	748,257
Kuraray Co., Ltd.	23,400	335,480
Kurita Water Industries Ltd.	7,400	233,147
Kyocera Corp.	10,700	1,092,536
Kyowa Hakko Kirin Co., Ltd.	17,000	175,046
Kyushu Electric Power Co., Inc.	25,900	580,589
Lawson, Inc.	3,500	173,082
Mabuchi Motor Co., Ltd.	1,700	87,628
Makita Corp.	7,800	318,956
Marubeni Corp.	111,000	780,650
Marui Group Co., Ltd.	14,100	114,967
Maruichi Steel Tube Ltd.	3,000	63,739
Matsui Securities Co., Ltd.	11,400	81,158

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/GLOBAL MULTI-SECTOR EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2010

	Number of Shares	Value (Note 1)

Mazda Motor Corp.	102,300	$293,582
McDonald’s Holdings Co. Japan Ltd.	4,610	115,605
Medipal Holdings Corp.	9,700	106,928
MEIJI Holdings Co., Ltd.	4,722	213,447
Minebea Co., Ltd.	24,000	151,349
Miraca Holdings, Inc.	3,700	149,021
Mitsubishi Chemical Holdings Corp.	85,500	580,250
Mitsubishi Corp.	91,800	2,485,237
Mitsubishi Electric Corp.	128,000	1,343,220
Mitsubishi Estate Co., Ltd.	78,000	1,446,828
Mitsubishi Gas Chemical Co., Inc.	26,000	184,776
Mitsubishi Heavy Industries Ltd.	210,000	788,890
Mitsubishi Logistics Corp.	6,000	79,961
Mitsubishi Materials Corp.*	74,000	236,064
Mitsubishi Motors Corp.*	267,000	388,053
Mitsubishi Tanabe Pharma Corp.	15,000	253,295
Mitsubishi UFJ Financial Group, Inc.	853,900	4,617,097
Mitsubishi UFJ Lease & Finance Co., Ltd.	4,110	163,003
Mitsui & Co., Ltd.	116,300	1,920,905
Mitsui Chemicals, Inc.	61,000	218,635
Mitsui Engineering & Shipbuilding Co., Ltd.	50,000	132,405
Mitsui Fudosan Co., Ltd.	55,000	1,096,748
Mitsui Mining & Smelting Co., Ltd.	32,000	105,629
Mitsui O.S.K. Lines Ltd.	74,000	504,939
Mitsumi Electric Co., Ltd.	5,300	97,527
Mizuho Financial Group, Inc.	1,356,964	2,557,156
Mizuho Securities Co., Ltd.	33,000	94,704
Mizuho Trust & Banking Co., Ltd.*	86,000	88,976
MS&AD Insurance Group Holdings, Inc.	35,707	894,984
Murata Manufacturing Co., Ltd.	13,900	974,147
Nabtesco Corp.	6,300	134,396
Namco Bandai Holdings, Inc.	12,600	135,327
NEC Corp.	181,000	543,959
NGK Insulators Ltd.	18,000	293,755
NGK Spark Plug Co., Ltd.	12,000	184,161
NHK Spring Co., Ltd.	9,000	97,881
Nidec Corp.	7,100	717,958
Nikon Corp.	22,400	454,401
Nintendo Co., Ltd.	6,600	1,937,160
Nippon Building Fund, Inc. (REIT)	34	348,836
Nippon Electric Glass Co., Ltd.	23,000	332,011
Nippon Express Co., Ltd.	55,000	247,937
Nippon Meat Packers, Inc.	12,000	156,817
Nippon Paper Group, Inc.	7,792	204,421
Nippon Sheet Glass Co., Ltd.	66,000	178,027
Nippon Steel Corp.	341,000	1,226,407
Nippon Telegraph & Telephone Corp.	35,259	1,595,970
Nippon Yusen KK	105,000	465,575
Nishi-Nippon City Bank Ltd.	42,000	127,774
Nissan Chemical Industries Ltd.	9,000	116,726

	Number of Shares	Value (Note 1)

Nissan Motor Co., Ltd.	167,300	$1,592,843
Nisshin Seifun Group, Inc.	12,500	158,733
Nisshin Steel Co., Ltd.	41,000	91,403
Nisshinbo Holdings, Inc.	7,000	76,734
Nissin Food Holdings Co., Ltd.	4,400	157,704
Nitori Holdings Co., Ltd.	2,500	218,623
Nitto Denko Corp.	11,300	532,362
NKSJ Holdings, Inc.*	95,125	700,637
NOK Corp.	7,800	162,552
Nomura Holdings, Inc.	237,900	1,509,034
Nomura Real Estate Holdings, Inc.	6,700	122,051
Nomura Real Estate Office Fund, Inc. (REIT)	17	122,700
Nomura Research Institute Ltd.	6,100	135,839
NSK Ltd.	30,000	271,216
NTN Corp.	31,000	164,565
NTT Data Corp.	85	294,291
NTT DoCoMo, Inc.	1,019	1,779,704
NTT Urban Development Corp.	67	66,018
Obayashi Corp.	42,000	193,472
Obic Co., Ltd.	340	70,018
Odakyu Electric Railway Co., Ltd.	42,000	391,083
OJI Paper Co., Ltd.	56,000	271,068
Olympus Corp.	14,300	432,928
Omron Corp.	13,500	357,661
Ono Pharmaceutical Co., Ltd.	5,600	261,411
Oracle Corp. Japan	2,200	108,117
Oriental Land Co., Ltd.	3,400	314,916
ORIX Corp.	6,870	676,084
Osaka Gas Co., Ltd.	134,000	519,892
Otsuka Corp.	700	47,764
Otsuka Holdings Co., Ltd.*	16,800	413,844
Panasonic Corp.	131,800	1,871,726
Rakuten, Inc.	469	392,807
Resona Holdings, Inc.	37,605	225,565
Ricoh Co., Ltd.	44,000	644,907
Rinnai Corp.	2,400	146,619
Rohm Co., Ltd.	6,500	424,313
Sankyo Co., Ltd.	4,100	231,537
Santen Pharmaceutical Co., Ltd.	4,800	166,720
Sapporo Hokuyo Holdings, Inc.	15,487	72,485
Sapporo Holdings Ltd.	15,000	67,989
SBI Holdings, Inc.	1,475	223,821
Secom Co., Ltd.	13,500	639,334
Sega Sammy Holdings, Inc.	13,400	254,994
Seiko Epson Corp.	8,600	156,768
Sekisui Chemical Co., Ltd.	29,000	208,240
Sekisui House Ltd.	41,000	414,595
Senshu Ikeda Holdings, Inc.	35,511	50,736
Seven & I Holdings Co., Ltd.	50,900	1,360,426
Seven Bank Ltd.	45	95,276
Sharp Corp.	65,000	670,095
Shikoku Electric Power Co., Inc.	11,900	350,009
Shimadzu Corp.	17,000	132,122
Shimamura Co., Ltd.	1,700	157,667
Shimano, Inc.	5,000	254,342
Shimizu Corp.	39,000	166,683
Shin-Etsu Chemical Co., Ltd.	27,600	1,495,751
Shinko Electric Industries Co., Ltd.	4,000	44,833

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/GLOBAL MULTI-SECTOR EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2010

	Number of Shares	Value (Note 1)

Shinsei Bank Ltd.*	72,000	$94,002
Shionogi & Co., Ltd.	20,600	406,722
Shiseido Co., Ltd.	22,000	480,700
Shizuoka Bank Ltd.	40,000	369,011
Showa Denko KK	90,000	202,857
Showa Shell Sekiyu KK	11,600	106,299
SMC Corp.	3,700	633,908
Softbank Corp.	55,100	1,907,699
Sojitz Corp.	77,000	168,814
Sony Corp.	67,300	2,426,248
Sony Financial Holdings, Inc.	57	230,626
Square Enix Holdings Co., Ltd.	3,500	62,077
Stanley Electric Co., Ltd.	8,700	162,556
Sumco Corp.*	6,200	88,582
Sumitomo Chemical Co., Ltd.	110,000	541,939
Sumitomo Corp.	75,800	1,072,721
Sumitomo Electric Industries Ltd.	50,900	707,171
Sumitomo Heavy Industries Ltd.	34,000	218,598
Sumitomo Metal Industries Ltd.	224,000	551,792
Sumitomo Metal Mining Co., Ltd.	34,000	594,236
Sumitomo Mitsui Financial Group, Inc.	89,607	3,191,815
Sumitomo Realty & Development Co., Ltd.	24,000	573,174
Sumitomo Rubber Industries Ltd.	10,600	110,713
Sumitomo Trust & Banking Co., Ltd.	98,000	618,007
Suruga Bank Ltd.	13,000	121,049
Suzuken Co., Ltd.	4,800	146,619
Suzuki Motor Corp.	21,900	539,475
Sysmex Corp.	2,100	145,621
T&D Holdings, Inc.	17,550	445,289
Taisei Corp.	67,000	156,793
Taisho Pharmaceutical Co., Ltd.	10,000	218,869
Taiyo Nippon Sanso Corp.	18,000	158,960
Takashimaya Co., Ltd.	16,000	137,160
Takeda Pharmaceutical Co., Ltd.	50,300	2,475,040
TDK Corp.	8,600	598,473
Teijin Ltd.	57,000	243,614
Terumo Corp.	11,700	658,566
THK Co., Ltd.	8,300	190,862
Tobu Railway Co., Ltd.	54,000	303,289
Toho Co., Ltd.	7,000	112,428
Toho Gas Co., Ltd.	32,000	160,020
Tohoku Electric Power Co., Inc.	28,700	639,820
Tokio Marine Holdings, Inc.	47,900	1,431,867
Tokuyama Corp.	19,000	98,288
Tokyo Electric Power Co., Inc.	96,100	2,347,165
Tokyo Electron Ltd.	11,100	702,722
Tokyo Gas Co., Ltd.	175,000	775,958
Tokyo Steel Manufacturing Co., Ltd.	5,300	57,837
Tokyo Tatemono Co., Ltd.	20,000	92,622
Tokyu Corp.	77,000	352,802
Tokyu Land Corp.	31,000	155,783
TonenGeneral Sekiyu KK	19,000	207,809
Toppan Printing Co., Ltd.	37,000	338,145
Toray Industries, Inc.	97,000	579,443

	Number of Shares	Value (Note 1)

Toshiba Corp.	267,000	$1,453,553
Tosoh Corp.	30,000	97,549
TOTO Ltd.	15,000	108,819
Toyo Seikan Kaisha Ltd.	10,100	192,197
Toyo Suisan Kaisha Ltd.	6,000	133,539
Toyoda Gosei Co., Ltd.	3,500	82,208
Toyota Boshoku Corp.	3,400	60,010
Toyota Industries Corp.	11,600	360,187
Toyota Motor Corp.	185,300	7,349,008
Toyota Tsusho Corp.	14,400	253,627
Trend Micro, Inc.	6,700	221,243
Tsumura & Co.	4,300	139,238
Ube Industries Ltd.	74,000	222,392
Unicharm Corp.	8,400	334,179
UNY Co., Ltd.	10,000	101,121
Ushio, Inc.	6,900	131,558
USS Co., Ltd.	1,250	102,229
West Japan Railway Co.	119	444,839
Yahoo! Japan Corp.	978	379,443
Yakult Honsha Co., Ltd.	6,300	181,496
Yamada Denki Co., Ltd.	5,450	371,881
Yamaguchi Financial Group, Inc.	17,000	172,115
Yamaha Corp.	10,100	125,395
Yamaha Motor Co., Ltd.*	18,300	298,200
Yamato Holdings Co., Ltd.	27,700	394,398
Yamato Kogyo Co., Ltd.	2,200	66,523
Yamazaki Baking Co., Ltd.	7,000	84,407
Yaskawa Electric Corp.	16,000	151,349
Yokogawa Electric Corp.	15,500	123,328

		163,785,715

Lebanon (0.1%)
Banque Audi sal-Audi Saradar Group (Registered) (GDR)*	212,669	1,909,768
BLOM Bank SAL (Registered) (GDR)	166,544	1,723,730

		3,633,498

Luxembourg (0.2%)
ArcelorMittal S.A.	56,797	2,153,980
Millicom International Cellular S.A. (SDR)	4,805	461,521
SES S.A. (FDR)	20,273	482,623
Tenaris S.A.	32,622	799,928

		3,898,052

Macau (0.0%)
Sands China Ltd.*	171,987	377,925
Wynn Macau Ltd.	109,200	244,453

		622,378

Malaysia (0.3%)
Axiata Group Bhd*	3,667,500	5,649,627
Sime Darby Bhd	710,900	2,028,837

		7,678,464

Mauritius (0.0%)
Essar Energy plc*	21,520	194,601

Mexico (1.1%)
America Movil S.A.B. de C.V. (Frankfurt Exchange) (ADR)	178,049	10,209,330

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/GLOBAL MULTI-SECTOR EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2010

	Number of Shares	Value (Note 1)

America Movil S.A.B. de C.V. (New York Exchange) (ADR)	200	$11,468
Desarrolladora Homex S.A.B. de C.V. (ADR)*	44,483	1,503,970
Empresas ICA S.A.B. de C.V.*	444,800	1,134,870
Fomento Economico Mexicano S.A.B. de C.V. (ADR)	67,400	3,769,008
Fresnillo plc	12,043	313,188
Genomma Lab Internacional S.A.B. de C.V., Class B*	710,400	1,724,518
Grupo Financiero Banorte S.A.B. de C.V., Class O	627,224	2,981,219
Grupo Mexico S.A.B. de C.V.	638,300	2,627,625
Wal-Mart de Mexico S.A.B. de C.V.	1,750,000	5,000,607

		29,275,803

Netherlands (1.3%)
Aegon N.V.*	107,985	660,318
Akzo Nobel N.V.	16,000	993,887
ASML Holding N.V.	28,406	1,097,013
Corio N.V. (REIT)	3,846	246,769
Delta Lloyd N.V.	5,307	106,979
European Aeronautic Defence and Space Co. N.V.*	27,576	642,661
Fugro N.V. (CVA)	4,525	371,876
Heineken Holding N.V.	7,786	338,404
Heineken N.V.	17,713	868,448
ING Groep N.V. (CVA)*	256,670	2,496,954
Koninklijke (Royal) KPN N.V.	105,845	1,544,532
Koninklijke Ahold N.V.	80,250	1,059,083
Koninklijke Boskalis Westminster N.V.	5,373	256,324
Koninklijke DSM N.V.	10,424	593,470
Koninklijke Philips Electronics N.V.	66,270	2,029,717
Koninklijke Vopak N.V.	4,736	223,720
QIAGEN N.V.*	15,538	303,769
Randstad Holding N.V.*	7,356	388,278
Reed Elsevier N.V.	44,776	553,885
Royal Dutch Shell plc, Class A	238,238	7,943,177
Royal Dutch Shell plc, Class B	181,164	5,973,877
SBM Offshore N.V.	12,000	268,837
TNT N.V.	24,589	648,951
Unilever N.V. (CVA)	108,993	3,393,583
Wolters Kluwer N.V.	19,781	433,507

		33,438,019

New Zealand (0.0%)
Auckland International Airport Ltd.	44,662	75,865
Contact Energy Ltd.*	16,158	78,438
Fletcher Building Ltd.	41,624	248,440
Sky City Entertainment Group Ltd.	40,683	102,708
Telecom Corp. of New Zealand Ltd.	131,105	221,681

		727,132

Norway (0.2%)
Aker Solutions ASA	9,235	157,081

	Number of Shares	Value (Note 1)

DnB NOR ASA	64,877	$910,605
Norsk Hydro ASA	62,749	458,220
Orkla ASA	51,508	500,510
Renewable Energy Corp. ASA*	37,110	113,142
Statoil ASA	75,125	1,784,445
Telenor ASA	55,906	908,285
Yara International ASA	12,650	731,677

		5,563,965

Peru (0.3%)
Cia de Minas Buenaventura S.A. (ADR)	49,840	2,440,166
Credicorp Ltd.	35,170	4,182,065

		6,622,231

Philippines (0.4%)
Ayala Corp.	218,820	1,967,932
Metro Pacific Investments Corp.	24,134,000	2,142,918
Metropolitan Bank & Trust	1,408,050	2,314,074
Philippine Long Distance Telephone Co.	34,960	2,038,070
SM Investments Corp.	181,720	2,252,316

		10,715,310

Poland (0.5%)
Bank Pekao S.A.	51,197	3,095,617
Central European Distribution Corp.*	112,558	2,577,578
Powszechna Kasa Oszczednosci Bank Polski S.A.	314,625	4,607,146
Telekomunikacja Polska S.A.	658,112	3,634,688

		13,915,029

Portugal (0.2%)
Banco Comercial Portugues S.A. (Registered)	205,666	159,952
Banco Espirito Santo S.A. (Registered)	39,004	150,109
Brisa Auto-Estradas de Portugal S.A.	13,980	97,499
Cimpor Cimentos de Portugal SGPS S.A.	15,910	107,791
EDP – Energias de Portugal S.A.	130,061	432,937
Galp Energia SGPS S.A., Class B	15,375	294,624
Jeronimo Martins SGPS S.A.	237,346	3,615,686
Portugal Telecom SGPS S.A. (Registered)	38,924	435,878

		5,294,476

Russia (1.0%)
LUKOIL OAO (Chi-X Alt TS Exchange) (ADR)	629	35,539
LUKOIL OAO (OTC Exchange) (ADR)	92,347	5,284,095
Mail.ru Group Ltd. (GDR)*§	53,724	1,854,553
O’Key Group S.A. (GDR)§	161,209	2,305,289
Protek*	999,656	2,079,284
RusHydro OJSC*†	3,001,238	161,166
Sberbank of Russian Federation	2,851,075	9,713,613
Wimm-Bill-Dann Foods OJSC (ADR)	111,668	3,681,694

		25,115,233

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/GLOBAL MULTI-SECTOR EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2010

	Number of Shares	Value (Note 1)

Singapore (0.6%)
Ascendas Real Estate Investment Trust (REIT)	114,000	$183,878
CapitaLand Ltd.	169,000	488,557
CapitaMall Trust (REIT)	137,000	208,166
CapitaMalls Asia Ltd.	85,564	129,344
City Developments Ltd.	37,000	362,115
ComfortDelGro Corp., Ltd.	131,000	158,219
Cosco Corp. (Singapore) Ltd.	77,000	128,398
DBS Group Holdings Ltd.	115,000	1,283,204
Fraser and Neave Ltd.	66,000	329,653
Genting Singapore plc*	406,457	693,607
Global Logistic Properties Ltd.*	107,000	180,091
Golden Agri-Resources Ltd.	4,692,225	2,924,985
Jardine Cycle & Carriage Ltd.	7,000	199,634
Keppel Corp., Ltd.	86,000	758,577
Keppel Land Ltd.	48,000	179,530
Neptune Orient Lines Ltd.*	72,750	123,579
Olam International Ltd.	78,000	190,844
Oversea-Chinese Banking Corp., Ltd.	166,000	1,277,968
SembCorp Industries Ltd.	67,000	268,345
SembCorp Marine Ltd.	57,000	238,509
Singapore Airlines Ltd.	36,000	429,189
Singapore Exchange Ltd.	55,000	360,852
Singapore Press Holdings Ltd.	99,000	307,025
Singapore Technologies Engineering Ltd.	105,000	279,815
Singapore Telecommunications Ltd.	536,000	1,273,854
StarHub Ltd.	36,288	74,366
United Overseas Bank Ltd.	81,000	1,148,712
UOL Group Ltd.	31,000	114,739
Wilmar International Ltd.	130,000	570,304

		14,866,059

South Africa (1.3%)
AVI Ltd.	678,682	3,105,196
Clicks Group Ltd.	436,400	2,871,131
Impala Platinum Holdings Ltd.	191,400	6,768,659
Imperial Holdings Ltd.	107,900	2,088,059
MTN Group Ltd.	397,098	8,102,909
Naspers Ltd., Class N	120,156	7,076,208
Pick n Pay Stores Ltd.	426,457	3,133,286

		33,145,448

South Korea (2.4%)
Amorepacific Corp.*	1,124	1,128,061
Cheil Industries, Inc.*	23,831	2,330,814
Cheil Worldwide, Inc.*	139,838	1,706,544
GS Engineering & Construction Corp.*	16,246	1,660,530
Hana Financial Group, Inc.	35,860	1,368,172
Hyundai Engineering & Construction Co., Ltd.*	20,143	1,283,231
Hyundai Heavy Industries Co., Ltd.*	5,051	1,971,621
Hyundai Mobis*	14,543	3,645,681
Hyundai Motor Co.*	32,536	4,974,003
Hyundai Steel Co.*	10,586	1,161,298
KB Financial Group, Inc.*	74,845	3,956,913

	Number of Shares	Value (Note 1)

LG Chem Ltd.*	13,404	$4,617,996
LG Display Co., Ltd.*	49,120	1,722,598
LG Display Co., Ltd. (ADR)	14,900	264,475
NHN Corp.*	11,519	2,304,003
OCI Co., Ltd.*	7,888	2,293,629
Samsung C&T Corp.*	29,690	2,064,095
Samsung Electronics Co., Ltd. (Preference)	3,339	1,909,429
Samsung Electronics Co., Ltd.	13,398	11,203,368
Samsung Fire & Marine Insurance Co., Ltd.	13,870	2,749,802
Shinhan Financial Group Co., Ltd.*	79,023	3,683,423
Shinsegae Co., Ltd.*	2,799	1,514,306
SSCP Co., Ltd.	71,190	301,094
Woongjin Coway Co., Ltd.*	76,668	2,722,460

		62,537,546

Spain (0.9%)
Abertis Infraestructuras S.A.	19,098	343,380
Acciona S.A.	1,956	138,532
Acerinox S.A.	6,517	114,301
ACS Actividades de Construccion y Servicios S.A.	9,449	442,882
Amadeus IT Holding S.A., Class A*	13,380	280,354
Banco Bilbao Vizcaya Argentaria S.A.	284,523	2,874,373
Banco de Sabadell S.A.	70,039	276,100
Banco de Valencia S.A.	11,498	50,396
Banco Popular Espanol S.A.	56,265	288,718
Banco Santander S.A.	553,601	5,864,952
Bankinter S.A.	19,397	107,724
Criteria Caixacorp S.A.	57,135	304,024
EDP Renovaveis S.A.*	19,372	112,271
Enagas S.A.	12,072	240,606
Ferrovial S.A.	32,183	319,751
Fomento de Construcciones y Contratas S.A.	4,201	110,367
Gas Natural SDG S.A.	21,470	329,652
Gestevision Telecinco S.A.	10,047	110,494
Grifols S.A.	8,118	110,650
Iberdrola Renovables S.A.	50,724	180,030
Iberdrola S.A.	272,776	2,102,497
Iberia Lineas Aereas de Espana S.A.*	32,841	140,214
Inditex S.A.	14,410	1,078,918
Indra Sistemas S.A.	6,558	112,041
Mapfre S.A.	47,118	130,839
Red Electrica Corporacion S.A.	6,880	323,620
Repsol YPF S.A.	49,868	1,389,415
Telefonica S.A.	275,418	6,243,817
Zardoya Otis S.A.	10,459	147,311

		24,268,229

Sweden (0.9%)
Alfa Laval AB	22,876	481,965
Assa Abloy AB, Class B	21,485	605,355
Atlas Copco AB, Class A	45,380	1,145,017
Atlas Copco AB, Class B	26,389	596,785
Boliden AB	18,620	378,455
CDON Group AB*	3,492	16,147

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/GLOBAL MULTI-SECTOR EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2010

	Number of Shares	Value (Note 1)

Electrolux AB, Class B	16,788	$476,758
Getinge AB, Class B	13,365	279,992
Hennes & Mauritz AB, Class B	69,318	2,308,659
Hexagon AB, Class B	16,887	362,063
Holmen AB, Class B	2,875	94,641
Husqvarna AB, Class B	27,976	233,561
Industrivarden AB, Class C	7,710	135,270
Investor AB, Class B	31,689	678,008
Kinnevik Investment AB, Class B	14,759	300,638
Modern Times Group AB, Class B	3,492	231,047
Nordea Bank AB	216,004	2,349,318
Ratos AB, Class B	6,941	256,973
Sandvik AB	68,990	1,344,790
Scania AB, Class B	21,665	498,327
Securitas AB, Class B	21,200	247,914
Skandinaviska Enskilda Banken AB, Class A	96,669	806,336
Skanska AB, Class B	27,529	545,615
SKF AB, Class B	26,519	755,472
SSAB AB, Class A	13,644	229,238
Svenska Cellulosa AB, Class B	37,846	597,600
Svenska Handelsbanken AB, Class A	33,558	1,072,255
Swedbank AB, Class A*	48,552	677,136
Swedish Match AB	15,411	446,131
Tele2 AB, Class B	21,456	445,348
Telefonaktiebolaget LM Ericsson, Class B	204,723	2,378,819
TeliaSonera AB	151,838	1,203,299
Volvo AB, Class B*	92,361	1,627,319

		23,806,251

Switzerland (2.5%)
ABB Ltd. (Registered)*	147,000	3,274,877
ACE Ltd.	23,260	1,447,935
Actelion Ltd. (Registered)*	6,455	353,472
Adecco S.A. (Registered)	8,143	533,432
Aryzta AG*	5,931	273,714
Baloise Holding AG (Registered)	3,547	345,216
Cie Financiere Richemont S.A., Class A	35,123	2,066,059
Credit Suisse Group AG (Registered)	75,741	3,051,512
GAM Holding Ltd.*	12,481	206,237
Geberit AG (Registered)	2,601	601,429
Givaudan S.A. (Registered)	533	575,184
Holcim Ltd. (Registered)	16,227	1,226,136
Julius Baer Group Ltd.	13,803	646,600
Kuehne + Nagel International AG (Registered)	3,604	501,091
Lindt & Spruengli AG	57	172,280
Lindt & Spruengli AG (Registered)	7	225,348
Logitech International S.A. (Registered)*	13,046	248,362
Lonza Group AG (Registered)	3,207	257,074
Nestle S.A. (Registered)	232,772	13,630,232
Novartis AG (Registered)	141,777	8,332,242
Pargesa Holding S.A.	1,892	160,668

	Number of Shares	Value (Note 1)

Roche Holding AG	47,209	$6,917,254
Schindler Holding AG	3,285	388,579
Schindler Holding AG (Registered)	1,478	176,886
SGS S.A. (Registered)	366	614,175
Sika AG	136	298,327
Sonova Holding AG (Registered)	3,057	394,631
STMicroelectronics N.V.	43,194	446,696
Straumann Holding AG (Registered)	491	112,379
Swatch Group AG	2,081	927,659
Swatch Group AG (Registered)	2,966	239,183
Swiss Life Holding AG (Registered)*	2,140	309,442
Swiss Reinsurance Co., Ltd. (Registered)	23,423	1,260,082
Swisscom AG (Registered)	1,605	705,685
Syngenta AG (Registered)	6,344	1,855,705
Transocean Ltd.*	21,445	1,469,040
Tyco International Ltd.	33,951	1,406,929
UBS AG (Registered)*	244,634	4,016,184
Xstrata plc	137,865	3,236,002
Zurich Financial Services AG	9,796	2,537,531

		65,441,469

Taiwan (1.6%)
Acer, Inc.	780,836	2,412,955
Asustek Computer, Inc.	221,100	2,100,550
AU Optronics Corp.*	1,770,160	1,839,585
Catcher Technology Co., Ltd.	299,000	1,107,540
China Steel Corp.	1,392,830	1,600,323
Formosa Plastics Corp.	797,000	2,665,186
Fubon Financial Holding Co., Ltd.	1,640,085	2,250,044
Hon Hai Precision Industry Co., Ltd.	1,459,576	5,882,056
HTC Corp.	123,631	3,816,230
InnoLux Display Corp.*	1,566,000	2,164,519
Kinsus Interconnect Technology Corp.	318,000	1,079,759
Lite-On Technology Corp.	541,564	744,833
Taiwan Fertilizer Co., Ltd.	546,000	2,041,192
Taiwan Semiconductor Manufacturing Co., Ltd.	2,582,133	6,287,841
Uni-President Enterprises Corp.	1,998,600	2,964,672
Yuanta Financial Holding Co., Ltd.	2,455,000	1,835,577

		40,792,862

Thailand (0.6%)
Kasikornbank PCL	2,100	9,091
Kasikornbank PCL (NVDR)	1,028,000	4,279,781
PTT PCL (NVDR)	291,200	3,091,193
Siam Cement PCL (NVDR)	325,800	3,685,447
Siam Commercial Bank PCL (Foreign)	437,000	1,500,398
Total Access Communication PCL	102,500	146,210
Total Access Communication PCL (NVDR)	1,636,400	2,279,940

		14,992,060

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/GLOBAL MULTI-SECTOR EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2010

	Number of Shares	Value (Note 1)

Turkey (0.5%)
Anadolu Efes Biracilik Ve Malt Sanayii A/S	239,830	$3,634,729
Coca-Cola Icecek A/S	137,380	1,815,125
TAV Havalimanlari Holding A/S*	647,455	3,136,634
Tupras Turkiye Petrol Rafinerileri A/S	73,161	1,829,025
Turk Telekomunikasyon A/S	587,005	2,471,200

		12,886,713

United Kingdom (5.7%)
3i Group plc	66,027	338,167
Admiral Group plc	12,638	298,514
Aggreko plc	18,222	421,035
AMEC plc	22,573	404,726
Anglo American plc	88,397	4,596,978
Antofagasta plc	142,221	3,574,397
ARM Holdings plc	90,118	594,749
Associated British Foods plc	24,063	443,071
AstraZeneca plc	96,327	4,388,360
Autonomy Corp. plc*	14,579	342,088
Aviva plc	188,189	1,153,083
Babcock International Group plc	24,366	216,917
BAE Systems plc	229,504	1,180,805
Balfour Beatty plc	49,527	241,614
Barclays plc	773,487	3,155,351
BG Group plc	226,593	4,578,524
BHP Billiton plc	148,320	5,899,078
BP plc	1,262,503	9,163,739
British Airways plc*	39,402	167,401
British American Tobacco plc	134,196	5,154,257
British Land Co. plc (REIT)	58,751	480,435
British Sky Broadcasting Group plc	76,750	880,704
BT Group plc, Class A	527,386	1,486,623
Bunzl plc	22,311	250,105
Burberry Group plc	29,503	517,019
Cable & Wireless Worldwide plc	188,950	193,547
Cairn Energy plc*	91,879	601,644
Capita Group plc	42,386	460,275
Capital Shopping Centres Group plc (REIT)	33,306	216,849
Carnival plc	12,403	576,645
Centrica plc	349,094	1,804,807
Cobham plc	77,862	247,038
Compass Group plc	126,139	1,142,614
Diageo plc	167,457	3,093,824
Eurasian Natural Resources Corp.	16,968	277,246
Firstgroup plc	34,783	215,999
G4S plc	98,683	391,719
GlaxoSmithKline plc	348,927	6,745,750
Hammerson plc (REIT)	47,795	310,886
Home Retail Group plc	59,693	175,432
HSBC Holdings plc	1,184,088	12,020,033
ICAP plc	35,028	292,175
Imperial Tobacco Group plc	69,140	2,121,429
Inmarsat plc	29,611	310,931
Intercontinental Hotels Group plc	20,251	392,456

	Number of Shares	Value (Note 1)

International Power plc	103,564	$706,578
Intertek Group plc	10,772	298,105
Invensys plc	54,867	302,994
Investec plc	34,104	280,214
ITV plc*	253,129	276,455
J Sainsbury plc	79,000	463,485
Johnson Matthey plc	14,603	464,002
Kazakhmys plc	14,558	366,336
Kingfisher plc	160,673	659,831
Land Securities Group plc (REIT)	51,426	540,402
Legal & General Group plc	398,734	601,462
Lloyds Banking Group plc*	2,735,599	2,802,153
London Stock Exchange Group plc	9,901	129,359
Lonmin plc*	10,347	317,155
Man Group plc	116,410	537,225
Marks & Spencer Group plc	107,420	617,996
National Grid plc	234,218	2,019,386
Next plc	11,909	366,705
Old Mutual plc	358,376	687,814
Pearson plc	55,172	867,068
Petrofac Ltd.	18,143	448,911
Prudential plc	172,263	1,794,083
Randgold Resources Ltd.	6,129	504,064
Reckitt Benckiser Group plc	40,957	2,250,926
Reed Elsevier plc	82,492	696,441
Resolution Ltd.	93,803	342,367
Rexam plc	59,650	309,412
Rio Tinto plc	97,131	6,794,218
Rolls-Royce Group plc*	126,126	1,225,086
Rolls-Royce Group plc, Class C*†	8,072,064	12,585
Royal Bank of Scotland Group plc*	1,149,810	700,396
RSA Insurance Group plc	232,102	453,061
SABMiller plc (Johannesburg Exchange)	123,337	4,409,801
SABMiller plc (Quote MTF Exchange)	63,252	2,225,274
Sage Group plc	89,347	380,849
Schroders plc	7,922	229,115
Scottish & Southern Energy plc	62,797	1,199,358
Segro plc (REIT)	53,370	238,311
Serco Group plc	33,377	289,072
Severn Trent plc	16,096	370,908
Smith & Nephew plc	60,237	635,338
Smiths Group plc	26,526	514,891
Standard Chartered plc	156,679	4,215,021
Standard Life plc	152,112	512,261
Tesco plc	540,080	3,578,665
Thomas Cook Group plc	58,383	172,674
TUI Travel plc	36,884	141,579
Tullow Oil plc	60,182	1,183,193
Unilever plc	85,573	2,618,973
United Utilities Group plc	46,387	428,146
Vedanta Resources plc	7,791	305,739
Vodafone Group plc	3,543,860	9,160,835
Weir Group plc	14,046	389,804
Whitbread plc	11,912	332,439
WM Morrison Supermarkets plc	142,020	592,529
Wolseley plc*	19,314	616,101

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/GLOBAL MULTI-SECTOR EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2010

	Number of Shares	Value (Note 1)

WPP plc	85,255	$1,049,412

		146,145,602

United States (31.0%)
3M Co.	49,318	4,256,143
Abbott Laboratories, Inc.	106,785	5,116,069
Abercrombie & Fitch Co., Class A	5,767	332,352
Adobe Systems, Inc.*	36,001	1,108,111
Advanced Micro Devices, Inc.*	41,369	338,398
AES Corp.*	45,921	559,318
Aetna, Inc.	27,754	846,775
Aflac, Inc.	32,818	1,851,920
Agilent Technologies, Inc.*	24,027	995,439
Air Products & Chemicals, Inc.	14,975	1,361,976
Airgas, Inc.	5,163	322,481
AK Steel Holding Corp.	6,724	110,072
Akamai Technologies, Inc.*	12,302	578,809
Alcoa, Inc.	69,414	1,068,281
Allegheny Energy, Inc.	11,788	285,741
Allegheny Technologies, Inc.	6,552	361,539
Allergan, Inc.	21,495	1,476,062
Allstate Corp.	36,763	1,172,004
Altera Corp.	21,682	771,446
Altria Group, Inc.	143,899	3,542,793
Amazon.com, Inc.*	24,596	4,427,280
Ameren Corp.	16,636	468,969
American Electric Power Co., Inc.	32,725	1,177,445
American Express Co.	72,579	3,115,091
American International Group, Inc.*	9,713	559,663
American Tower Corp., Class A*	27,609	1,425,729
Ameriprise Financial, Inc.	17,406	1,001,715
AmerisourceBergen Corp.	19,115	652,204
Amgen, Inc.*	65,539	3,598,091
Amphenol Corp., Class A	12,514	660,489
Anadarko Petroleum Corp.	34,285	2,611,146
Analog Devices, Inc.	20,717	780,409
Aon Corp.	22,749	1,046,681
Apache Corp.	26,453	3,153,991
Apartment Investment & Management Co. (REIT), Class A	9,061	234,136
Apollo Group, Inc., Class A*	8,513	336,178
Apple, Inc.*	63,631	20,524,815
Applied Materials, Inc.	91,921	1,291,490
Archer-Daniels-Midland Co.	43,981	1,322,948
Assurant, Inc.	7,048	271,489
AT&T, Inc.	409,164	12,021,238
Autodesk, Inc.*	15,373	587,249
Automatic Data Processing, Inc.	34,485	1,595,966
AutoNation, Inc.*	4,414	124,475
AutoZone, Inc.*	1,921	523,645
AvalonBay Communities, Inc. (REIT)	5,771	649,526
Avery Dennison Corp.	7,489	317,084
Avon Products, Inc.	29,151	847,128
Baker Hughes, Inc.	29,916	1,710,298
Ball Corp.	6,349	432,049
Bank of America Corp.	699,580	9,332,397

	Number of Shares	Value (Note 1)

Bank of New York Mellon Corp.	86,047	$2,598,619
Baxter International, Inc.	40,422	2,046,162
BB&T Corp.	47,442	1,247,250
Becton, Dickinson and Co.	15,954	1,348,432
Bed Bath & Beyond, Inc.*	17,905	880,031
Bemis Co., Inc.	7,505	245,113
Berkshire Hathaway, Inc., Class B*	119,762	9,594,134
Best Buy Co., Inc.	23,572	808,284
Big Lots, Inc.*	5,238	159,549
Biogen Idec, Inc.*	16,753	1,123,289
BMC Software, Inc.*	12,177	574,024
Boeing Co.	50,731	3,310,705
Boston Properties, Inc. (REIT)	9,444	813,128
Boston Scientific Corp.*	106,858	808,915
Bristol-Myers Squibb Co.	118,519	3,138,383
Broadcom Corp., Class A	31,591	1,375,788
Brown-Forman Corp., Class B	7,196	500,986
C.H. Robinson Worldwide, Inc.	11,240	901,336
C.R. Bard, Inc.	6,404	587,695
CA, Inc.	26,832	655,774
Cablevision Systems Corp. – New York Group, Class A	16,651	563,470
Cabot Oil & Gas Corp.	7,837	296,630
Cameron International Corp.*	16,826	853,583
Campbell Soup Co.	13,006	451,958
Capital One Financial Corp.	31,269	1,330,809
Cardinal Health, Inc.	24,348	932,772
CareFusion Corp.*	15,465	397,450
CarMax, Inc.*	15,442	492,291
Carnival Corp.	30,189	1,392,015
Caterpillar, Inc.	44,028	4,123,662
CB Richard Ellis Group, Inc., Class A*	19,872	406,979
CBS Corp., Class B	46,115	878,491
Celgene Corp.*	32,647	1,930,744
CenterPoint Energy, Inc.	29,548	464,495
CenturyLink, Inc.	21,035	971,186
Cephalon, Inc.*	4,959	306,069
Cerner Corp.*	5,000	473,700
CF Industries Holdings, Inc.	4,798	648,450
Charles Schwab Corp.	67,631	1,157,166
Chesapeake Energy Corp.	44,491	1,152,762
Chevron Corp.	139,597	12,738,226
Chubb Corp.	21,152	1,261,505
CIGNA Corp.	18,741	687,045
Cincinnati Financial Corp.	10,766	341,175
Cintas Corp.	8,769	245,181
Cisco Systems, Inc.*	384,486	7,778,152
Citigroup, Inc.*	2,015,132	9,531,574
Citrix Systems, Inc.*	12,739	871,475
Cliffs Natural Resources, Inc.	9,123	711,685
Clorox Co.	9,527	602,869
CME Group, Inc.	4,606	1,481,981
CMS Energy Corp.	16,966	315,568
Coach, Inc.	20,846	1,152,992
Coca-Cola Co.	161,073	10,593,771
Coca-Cola Enterprises, Inc.	22,700	568,181
Cognizant Technology Solutions Corp., Class A*	21,052	1,542,901
Colgate-Palmolive Co.	33,482	2,690,948

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/GLOBAL MULTI-SECTOR EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2010

	Number of Shares	Value (Note 1)

Comcast Corp., Class A	193,543	$4,252,140
Comerica, Inc.	11,828	499,615
Computer Sciences Corp.	11,099	550,510
Compuware Corp.*	15,193	177,302
ConAgra Foods, Inc.	30,268	683,451
ConocoPhillips	101,916	6,940,480
Consol Energy, Inc.	15,258	743,675
Consolidated Edison, Inc.	20,079	995,316
Constellation Brands, Inc., Class A*	12,285	272,113
Constellation Energy Group, Inc.	13,564	415,465
Corning, Inc.	107,975	2,086,077
Costco Wholesale Corp.	30,285	2,186,880
Coventry Health Care, Inc.*	10,300	271,920
CSX Corp.	25,956	1,677,017
Cummins, Inc.	13,693	1,506,367
CVS Caremark Corp.	94,256	3,277,281
D.R. Horton, Inc.	18,129	216,279
Danaher Corp.	36,732	1,732,648
Darden Restaurants, Inc.	9,406	436,815
DaVita, Inc.*	6,743	468,571
Dean Foods Co.*	13,963	123,433
Deere & Co.	29,172	2,422,735
Dell, Inc.*	116,492	1,578,467
Denbury Resources, Inc.*	28,410	542,347
DENTSPLY International, Inc.	9,902	338,351
Devon Energy Corp.	30,160	2,367,862
DeVry, Inc.	4,034	193,551
Diamond Offshore Drilling, Inc.	4,580	306,265
DIRECTV, Class A*	57,833	2,309,272
Discover Financial Services	38,755	718,130
Discovery Communications, Inc., Class A*	20,200	842,340
Dominion Resources, Inc.	40,268	1,720,249
Dover Corp.	12,957	757,337
Dow Chemical Co.	79,847	2,725,977
Dr. Pepper Snapple Group, Inc.	16,098	566,006
DTE Energy Co.	11,354	514,563
Duke Energy Corp.	90,612	1,613,800
Dun & Bradstreet Corp.	3,455	283,621
E*TRADE Financial Corp.*	12,673	202,768
E.I. du Pont de Nemours & Co.	63,325	3,158,651
Eastman Chemical Co.	4,776	401,566
Eaton Corp.	11,675	1,185,129
eBay, Inc.*	79,443	2,210,899
Ecolab, Inc.	15,848	799,056
Edison International	22,601	872,399
El Paso Corp.	50,456	694,275
Electronic Arts, Inc.*	23,732	388,730
Eli Lilly and Co.	69,841	2,447,229
EMC Corp.*	142,924	3,272,960
Emerson Electric Co.	52,225	2,985,703
Entergy Corp.	12,550	888,916
EOG Resources, Inc.	17,398	1,590,351
EQT Corp.	10,716	480,505
Equifax, Inc.	8,560	304,736
Equity Residential (REIT)	19,273	1,001,232
Estee Lauder Cos., Inc., Class A	7,915	638,741
Exelon Corp.	45,388	1,889,956
Expedia, Inc.	13,898	348,701

	Number of Shares	Value (Note 1)

Expeditors International of Washington, Inc.	14,731	$804,313
Express Scripts, Inc.*	36,560	1,976,068
Exxon Mobil Corp.	349,789	25,576,572
F5 Networks, Inc.*	5,608	729,937
Family Dollar Stores, Inc.	8,979	446,346
Fastenal Co.	9,933	595,086
Federated Investors, Inc., Class B	5,498	143,883
FedEx Corp.	21,635	2,012,271
Fidelity National Information Services, Inc.	17,703	484,885
Fifth Third Bancorp	56,007	822,183
First Horizon National Corp.*	18,162	213,952
First Solar, Inc.*	3,631	472,538
FirstEnergy Corp.	21,146	782,825
Fiserv, Inc.*	10,316	604,105
FLIR Systems, Inc.*	11,390	338,852
Flowserve Corp.	3,873	461,739
Fluor Corp.	12,064	799,361
FMC Corp.	5,032	402,006
FMC Technologies, Inc.*	8,304	738,309
Ford Motor Co.*	259,600	4,358,684
Forest Laboratories, Inc.*	20,399	652,360
Fortune Brands, Inc.	10,584	637,686
Franklin Resources, Inc.	10,158	1,129,671
Freeport-McMoRan Copper & Gold, Inc.	32,733	3,930,906
Frontier Communications Corp.	66,634	648,349
GameStop Corp., Class A*	10,005	228,914
Gannett Co., Inc.	17,691	266,957
Gap, Inc.	31,304	693,071
General Dynamics Corp.	26,203	1,859,365
General Electric Co.	739,089	13,517,938
General Mills, Inc.	44,528	1,584,752
Genuine Parts Co.	10,928	561,044
Genworth Financial, Inc., Class A*	34,980	459,637
Genzyme Corp.*	17,669	1,258,033
Gilead Sciences, Inc.*	56,317	2,040,928
Goldman Sachs Group, Inc.	35,464	5,963,626
Goodrich Corp.	8,461	745,160
Goodyear Tire & Rubber Co.*	15,737	186,483
Google, Inc., Class A*	17,302	10,276,869
H&R Block, Inc.	22,256	265,069
H.J. Heinz Co.	21,793	1,077,882
Halliburton Co.	62,988	2,571,800
Harley-Davidson, Inc.	15,761	546,434
Harman International Industries, Inc.*	5,330	246,779
Harris Corp.	8,898	403,079
Hartford Financial Services Group, Inc.	30,165	799,071
Hasbro, Inc.	9,358	441,510
HCP, Inc. (REIT)	25,223	927,954
Health Care REIT, Inc. (REIT)	10,067	479,592
Helmerich & Payne, Inc.	6,974	338,100
Hershey Co.	10,789	508,701
Hess Corp.	20,812	1,592,950
Hewlett-Packard Co.	157,233	6,619,509
Home Depot, Inc.	113,681	3,985,656
Honeywell International, Inc.	54,119	2,876,966

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/GLOBAL MULTI-SECTOR EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2010

	Number of Shares	Value (Note 1)

Hormel Foods Corp.	4,467	$228,978
Hospira, Inc.*	11,817	658,089
Host Hotels & Resorts, Inc. (REIT)	46,300	827,381
Hudson City Bancorp, Inc.	35,298	449,697
Humana, Inc.*	11,485	628,689
Huntington Bancshares, Inc./Ohio	59,758	410,537
Illinois Tool Works, Inc.	34,594	1,847,320
Integrys Energy Group, Inc.	5,382	261,081
Intel Corp.	386,931	8,137,159
IntercontinentalExchange, Inc.*	5,236	623,869
International Business Machines Corp.	86,179	12,647,630
International Flavors & Fragrances, Inc.	5,546	308,302
International Game Technology	19,848	351,111
International Paper Co.	29,660	807,938
Interpublic Group of Cos., Inc.*	33,902	360,039
Intuit, Inc.*	19,601	966,329
Intuitive Surgical, Inc.*	2,669	687,935
Invesco Ltd.	31,595	760,176
Iron Mountain, Inc.	13,568	339,336
ITT Corp.	12,402	646,268
J.C. Penney Co., Inc.	15,817	511,047
J.M. Smucker Co.	8,290	544,238
Jabil Circuit, Inc.	14,760	296,528
Jacobs Engineering Group, Inc.*	9,061	415,447
Janus Capital Group, Inc.	14,595	189,297
JDS Uniphase Corp.*	15,445	223,644
Johnson & Johnson	190,500	11,782,425
Johnson Controls, Inc.	46,780	1,786,996
JPMorgan Chase & Co.	271,169	11,502,989
Juniper Networks, Inc.*	35,850	1,323,582
Kellogg Co.	17,780	908,202
KeyCorp	59,124	523,247
Kimberly-Clark Corp.	28,434	1,792,479
Kimco Realty Corp. (REIT)	28,160	508,006
King Pharmaceuticals, Inc.*	19,482	273,722
KLA-Tencor Corp.	11,285	436,052
Kohl’s Corp.*	21,047	1,143,694
Kraft Foods, Inc., Class A	120,559	3,798,814
Kroger Co.	44,017	984,220
L-3 Communications Holdings, Inc.	7,851	553,417
Laboratory Corp. of America Holdings*	7,019	617,110
Legg Mason, Inc.	10,613	384,934
Leggett & Platt, Inc.	10,158	231,196
Lennar Corp., Class A	10,589	198,544
Leucadia National Corp.	14,119	411,992
Lexmark International, Inc., Class A*	5,047	175,737
Life Technologies Corp.*	12,953	718,892
Limited Brands, Inc.	18,110	556,520
Lincoln National Corp.	21,515	598,332
Linear Technology Corp.	15,021	519,576
Lockheed Martin Corp.	20,610	1,440,845
Loews Corp.	22,039	857,537
Lorillard, Inc.	10,389	852,521
Lowe’s Cos., Inc.	95,727	2,400,833
LSI Corp.*	42,768	256,180

	Number of Shares	Value (Note 1)

M&T Bank Corp.	8,252	$718,337
Macy’s, Inc.	28,555	722,442
Marathon Oil Corp.	48,690	1,802,991
Marriott International, Inc., Class A	19,457	808,244
Marsh & McLennan Cos., Inc.	37,771	1,032,659
Marshall & Ilsley Corp.	38,706	267,846
Masco Corp.	23,681	299,801
Massey Energy Co.	6,673	358,006
Mastercard, Inc., Class A	6,702	1,501,985
Mattel, Inc.	24,606	625,731
McAfee, Inc.*	10,361	479,818
McCormick & Co., Inc. (Non-Voting)	8,874	412,907
McDonald’s Corp.	73,287	5,625,510
McGraw-Hill Cos., Inc.	21,813	794,211
McKesson Corp.	17,554	1,235,451
Mead Johnson Nutrition Co.	102,884	6,404,529
MeadWestvaco Corp.	11,671	305,313
Medco Health Solutions, Inc.*	29,440	1,803,789
Medtronic, Inc.	74,873	2,777,040
MEMC Electronic Materials, Inc.*	17,540	197,500
Merck & Co., Inc.	213,382	7,690,287
Meredith Corp.	2,396	83,021
MetLife, Inc.	62,498	2,777,411
MetroPCS Communications, Inc.*	18,193	229,778
Microchip Technology, Inc.	12,352	422,562
Micron Technology, Inc.*	60,784	487,488
Microsoft Corp.	522,257	14,581,415
Molex, Inc.	10,602	240,877
Molson Coors Brewing Co., Class B	10,974	550,785
Monsanto Co.	37,490	2,610,804
Monster Worldwide, Inc.*	9,020	213,143
Moody’s Corp.	13,532	359,139
Morgan Stanley	104,812	2,851,935
Motorola, Inc.*	161,542	1,465,186
Murphy Oil Corp.	13,652	1,017,757
Mylan, Inc.*	30,145	636,964
NASDAQ OMX Group, Inc.*	9,744	231,030
National Oilwell Varco, Inc.	29,109	1,957,580
National Semiconductor Corp.	15,478	212,977
NetApp, Inc.*	25,071	1,377,902
NetEase.com, Inc. (ADR)*	29,600	1,070,040
Netflix, Inc.*	3,009	528,681
Newell Rubbermaid, Inc.	20,137	366,091
Newfield Exploration Co.*	9,287	669,686
Newmont Mining Corp.	33,930	2,084,320
News Corp., Class A	157,026	2,286,299
NextEra Energy, Inc.	28,618	1,487,850
Nicor, Inc.	3,159	157,697
NIKE, Inc., Class B	26,519	2,265,253
NiSource, Inc.	19,305	340,154
Noble Energy, Inc.	11,871	1,021,856
Nordstrom, Inc.	11,163	473,088
Norfolk Southern Corp.	25,374	1,593,995
Northeast Utilities	12,213	389,350
Northern Trust Corp.	16,461	912,104
Northrop Grumman Corp.	20,400	1,321,512

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/GLOBAL MULTI-SECTOR EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2010

	Number of Shares	Value (Note 1)

Novell, Inc.*	28,039	$165,991
Novellus Systems, Inc.*	6,131	198,154
NRG Energy, Inc.*	17,238	336,831
Nucor Corp.	21,473	940,947
NVIDIA Corp.*	40,302	620,651
NYSE Euronext	17,576	526,928
Occidental Petroleum Corp.	56,143	5,507,628
Omnicom Group, Inc.	20,878	956,212
Oneok, Inc.	7,387	409,757
Oracle Corp.	268,339	8,399,011
O’Reilly Automotive, Inc.*	9,686	585,228
Owens-Illinois, Inc.*	11,351	348,476
PACCAR, Inc.	25,566	1,468,000
Pall Corp.	7,990	396,144
Parker Hannifin Corp.	10,913	941,792
Patterson Cos., Inc.	6,709	205,497
Paychex, Inc.	22,328	690,158
Peabody Energy Corp.	18,704	1,196,682
People’s United Financial, Inc.	24,940	349,409
Pepco Holdings, Inc.	14,552	265,574
PepsiCo, Inc.	109,936	7,182,119
PerkinElmer, Inc.	8,188	211,414
Pfizer, Inc.	555,629	9,729,064
PG&E Corp.	26,764	1,280,390
Philip Morris International, Inc.	125,860	7,366,586
Pinnacle West Capital Corp.	7,951	329,569
Pioneer Natural Resources Co.	7,823	679,193
Pitney Bowes, Inc.	14,106	341,083
Plum Creek Timber Co., Inc. (REIT)	10,889	407,793
PNC Financial Services Group, Inc.	36,193	2,197,639
Polo Ralph Lauren Corp.	4,388	486,717
PPG Industries, Inc.	11,297	949,739
PPL Corp.	32,913	866,270
Praxair, Inc.	21,003	2,005,156
Precision Castparts Corp.	10,012	1,393,771
priceline.com, Inc.*	3,406	1,360,867
Principal Financial Group, Inc.	22,601	735,889
Procter & Gamble Co.	194,172	12,491,085
Progress Energy, Inc.	19,946	867,252
Progressive Corp.	46,025	914,517
ProLogis (REIT)	39,472	569,976
Prudential Financial, Inc.	33,667	1,976,590
Public Service Enterprise Group, Inc.	35,801	1,138,830
Public Storage (REIT)	9,648	978,500
Pulte Group, Inc.*	21,656	162,853
QEP Resources, Inc.	11,830	429,547
QLogic Corp.*	8,448	143,785
QUALCOMM, Inc.	112,216	5,553,570
Quanta Services, Inc.*	15,500	308,760
Quest Diagnostics, Inc.	10,192	550,062
Qwest Communications International, Inc.	118,129	898,962
R.R. Donnelley & Sons Co.	15,374	268,584
RadioShack Corp.	8,022	148,327
Range Resources Corp.	10,750	483,535
Raytheon Co.	25,287	1,171,800
Red Hat, Inc.*	13,220	603,493
Regions Financial Corp.	87,131	609,917
Republic Services, Inc.	21,244	634,346

	Number of Shares	Value (Note 1)

Reynolds American, Inc.	23,458	$765,200
Robert Half International, Inc.	10,208	312,365
Rockwell Automation, Inc.	9,836	705,340
Rockwell Collins, Inc.	10,880	633,869
Roper Industries, Inc.	6,296	481,203
Ross Stores, Inc.	8,229	520,484
Rowan Cos., Inc.*	8,755	305,637
Ryder System, Inc.	3,589	188,925
Safeway, Inc.	26,218	589,643
SAIC, Inc.*	19,658	311,776
Salesforce.com, Inc.*	8,203	1,082,796
SanDisk Corp.*	15,880	791,777
Sara Lee Corp.	45,377	794,551
SCANA Corp.	7,854	318,872
Schlumberger Ltd.	94,582	7,897,597
Scripps Networks Interactive, Inc., Class A	6,249	323,386
Sealed Air Corp.	11,077	281,910
Sears Holdings Corp.*	3,070	226,412
Sempra Energy	16,652	873,897
Sherwin-Williams Co.	6,193	518,664
Sigma-Aldrich Corp.	8,414	560,036
Simon Property Group, Inc. (REIT)	20,104	2,000,147
SLM Corp.*	35,264	443,974
Snap-On, Inc.	4,034	228,244
Sohu.com, Inc.*	34,900	2,215,801
Southern Co.	58,176	2,224,068
Southern Copper Corp.	59,797	2,914,506
Southwest Airlines Co.	50,334	653,335
Southwestern Energy Co.*	23,644	884,995
Spectra Energy Corp.	44,965	1,123,675
Sprint Nextel Corp.*	208,994	884,045
St. Jude Medical, Inc.*	23,782	1,016,680
Stanley Black & Decker, Inc.	11,240	751,619
Staples, Inc.	49,892	1,136,041
Starbucks Corp.	51,072	1,640,943
Starwood Hotels & Resorts Worldwide, Inc.	12,826	779,564
State Street Corp.	34,358	1,592,150
Stericycle, Inc.*	5,702	461,406
Stryker Corp.	23,362	1,254,539
Sunoco, Inc.	7,919	319,215
SunTrust Banks, Inc.	34,058	1,005,052
SUPERVALU, Inc.	13,737	132,287
Symantec Corp.*	54,345	909,735
Synthes, Inc.	3,963	535,323
Sysco Corp.	40,492	1,190,465
T. Rowe Price Group, Inc.	17,788	1,148,038
Target Corp.	49,118	2,953,465
TECO Energy, Inc.	14,007	249,325
Tellabs, Inc.	24,902	168,836
Tenet Healthcare Corp.*	33,743	225,741
Teradata Corp.*	11,619	478,238
Teradyne, Inc.*	11,227	157,627
Tesoro Corp.*	8,734	161,928
Texas Instruments, Inc.	81,448	2,647,060
Textron, Inc.	18,191	430,035
Thermo Fisher Scientific, Inc.*	27,572	1,526,386
Tiffany & Co.	8,768	545,983
Time Warner Cable, Inc.	24,761	1,634,969
Time Warner, Inc.	76,949	2,475,449

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/GLOBAL MULTI-SECTOR EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2010

	Number of Shares	Value (Note 1)

Titanium Metals Corp.*	7,125	$122,408
TJX Cos., Inc.	27,456	1,218,772
Torchmark Corp.	5,604	334,783
Total System Services, Inc.	11,497	176,824
Travelers Cos., Inc.	31,843	1,773,974
Tyson Foods, Inc., Class A	20,672	355,972
U.S. Bancorp	132,109	3,562,980
Union Pacific Corp.	34,208	3,169,713
United Parcel Service, Inc., Class B	68,503	4,971,948
United States Steel Corp.	9,637	562,994
United Technologies Corp.	64,054	5,042,331
UnitedHealth Group, Inc.	76,300	2,755,193
Unum Group	21,999	532,816
Urban Outfitters, Inc.*	9,400	336,614
Valero Energy Corp.	38,348	886,606
Varian Medical Systems, Inc.*	8,254	571,837
Ventas, Inc. (REIT)	10,567	554,556
VeriSign, Inc.	12,073	394,425
Verizon Communications, Inc.	195,569	6,997,459
VF Corp.	5,991	516,304
Viacom, Inc., Class B	42,507	1,683,702
Visa, Inc., Class A	33,803	2,379,055
Vornado Realty Trust (REIT)	11,077	923,046
Vulcan Materials Co.	8,534	378,568
W.W. Grainger, Inc.	4,154	573,709
Walgreen Co.	64,218	2,501,933
Wal-Mart Stores, Inc.	135,897	7,328,925
Walt Disney Co.	131,353	4,927,051
Washington Post Co., Class B	381	167,449
Waste Management, Inc.	33,103	1,220,508
Waters Corp.*	6,335	492,293
Watson Pharmaceuticals, Inc.*	8,692	448,942
WellPoint, Inc.*	27,681	1,573,942
Wells Fargo & Co.	364,092	11,283,211
Western Digital Corp.*	15,452	523,823
Western Union Co.	45,769	849,930
Weyerhaeuser Co. (REIT)	36,802	696,662
Whirlpool Corp.	5,059	449,391
Whole Foods Market, Inc.*	10,131	512,527
Williams Cos., Inc.	41,474	1,025,237
Windstream Corp.	34,694	483,634
Wisconsin Energy Corp.	8,109	477,296
Wyndham Worldwide Corp.	12,137	363,625
Wynn Resorts Ltd.	5,059	525,327
Xcel Energy, Inc.	31,917	751,645
Xerox Corp.	96,226	1,108,524
Xilinx, Inc.	18,412	533,580
Yahoo!, Inc.*	90,420	1,503,685
Yum! Brands, Inc.	32,026	1,570,875
Zimmer Holdings, Inc.*	14,053	754,365
Zions Bancorp	11,305	273,920

		798,931,222

Total Common Stocks (78.9%) (Cost $1,499,455,442)		2,032,243,795

	Number of Rights	Value (Note 1)
RIGHTS:
Brazil (0.0%)
Banco Bradesco S.A., expiring 1/31/11*	587	$3,038

Philippines (0.0%)
Metropolitan Bank & Trust, expiring 1/14/11*	147,331	73,985

Total Rights (0.0%) (Cost $—)		77,023

	Number of Shares	Value (Note 1)
SHORT-TERM INVESTMENT:
Short-Term Investment (9.4%)
BlackRock Liquidity Funds TempFund 0.17%‡ (Cost $243,310,513)	243,310,513	243,310,513

Total Investments (88.3%) (Cost $1,742,765,955)		2,275,631,331
Other Assets Less Liabilities (11.7%)		300,466,832

Net Assets (100%)		$2,576,098,163

*	Non-income producing.
†	Securities (totaling $1,419,356 or 0.1% of net assets) at fair value by management.
§	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold to qualified institutional buyers. At December 31, 2010, the market value of these securities amounted to $4,159,842 or 0.2% of net assets. Securities denoted with “§” but without “b” have been determined to be liquid under the guidelines established by the Board of Trustees. To the extent any securities might provide a right to demand registration, such rights have not been relied upon when determining liquidity.
‡	Affiliated company as defined under the Investment Company Act of 1940.
(b)	Illiquid security.
(m)	Regulations S is an exemption for securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. Resale restrictions may apply for purposes of the Securities Act of 1933.

Glossary:

ADR	— American Depositary Receipt
CDI	— Chess Depositary Interest
CVA	— Dutch Certification
FDR	— Finnish Depositary Receipt
GDR	— Global Depositary Receipt
NVDR	— Non-Voting Depositary Receipt
PPS	— Price Protected Share
REIT	— Real Estate Investment Trust
RNC	— Risparmio Non-Convertible Savings Shares
SDR	— Swedish Certification

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/GLOBAL MULTI-SECTOR EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2010

Investments in companies which were affiliates for the year ended December 31, 2010, were as follows:

Securities	Market Value December 31, 2009	Purchases at Cost	Sales at Cost	Market Value December 31, 2010	Dividend Income	Realized Gain (Loss)
AXA Asia Pacific Holdings Ltd.	$—	$519,682	$119,366	$449,422	$6,508	$(3,546)
AXA S.A	3,397,523	164,718	942,503	1,873,685	92,647	(264,086)
BlackRock Liquidity Funds TempFund	—	744,530,114	501,219,601	243,310,513	289,535	2,225
China High Speed Transmission Equipment Group Co., Ltd.	—	1,724,424	1,724,424	—	—	(192,660)

	$3,397,523	$746,938,938	$504,005,894	$245,633,620	$388,690	$(458,067)

At December 31, 2010, the Portfolio had the following futures contracts open: (Note 1)

Purchases	Number of Contracts	Expiration Date	Original Value	Value at 12/31/2010	Unrealized Appreciation/ (Depreciation)
DJ EURO Stoxx 50 Index	2,881	March-11	$109,691,603	$107,565,656	$(2,125,947)
FTSE 100 Index	738	March-11	67,109,226	67,805,789	696,563
S&P 500 E-Mini Index	4,215	March-11	256,775,969	264,069,750	7,293,781
SPI 200 Index	228	March-11	27,826,662	27,575,711	(250,951)
TOPIX Index	611	March-11	66,380,218	67,428,994	1,048,776

					$6,662,222

At December 31, 2010, the Portfolio had outstanding foreign currency contracts to buy/sell foreign currencies as follows: (Note 1)

Foreign Currency Buy Contract	Counterparty	Local Contract Buy Amount (000’s)	U.S. $ Current Buy Value	U.S. $ Current Sell Value	Unrealized Appreciation/ (Depreciation)
European Union Euro vs. U.S. Dollar, expiring 3/18/11	Credit Suisse First Boston	19,300	$25,785,057	$25,718,987	$66,070

Foreign Currency Sell Contracts	Counterparty	Local Contract Sell Amount (000’s)	U.S. $ Current Buy Value	U.S. $ Current Sell Value	Unrealized Appreciation/ (Depreciation)
Australian Dollar vs. U.S. Dollar, expiring 3/18/11	Deutsche Bank AG	143	$139,804	$144,924	$(5,120)
British Pound vs. U.S. Dollar, expiring 3/18/11	Deutsche Bank AG	440	682,250	685,620	(3,370)
European Union Euro vs. U.S. Dollar, expiring 3/18/11	Deutsche Bank AG	117	154,085	156,314	(2,229)
Japanese Yen vs. U.S. Dollar, expiring 3/18/11	Deutsche Bank AG	7,460	89,086	91,955	(2,869)

					$(13,588)

					$52,482

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2010:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with rules under the Investment Company Act of 1940. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/GLOBAL MULTI-SECTOR EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2010

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Common Stocks
Consumer Discretionary	$91,102,505	$116,103,883	$—	$207,206,388
Consumer Staples	117,174,593	114,324,149	—	231,498,742
Energy	112,226,865	80,223,193	—	192,450,058
Financials	150,938,486	274,882,148	—	425,820,634
Health Care	88,469,622	71,980,961	—	160,450,583
Industrials	87,728,473	119,160,436	12,585	206,901,494
Information Technology	152,566,066	98,913,806	—	251,479,872
Materials	46,961,065	121,967,956	—	168,929,021
Telecommunication Services	39,458,395	79,178,545	—	118,636,940
Utilities	25,990,733	41,472,559	1,406,771	68,870,063
Forward Currency Contracts	—	66,070	—	66,070
Futures	9,039,120	—	—	9,039,120
Rights
Financials	3,038	73,985	—	77,023
Short-Term Investments	—	243,310,513	—	243,310,513

Total Assets	$921,658,961	$1,361,658,204	$1,419,356	$2,284,736,521

Liabilities:
Forward Currency Contracts	$—	$(13,588)	$—	$(13,588)
Futures	(2,376,898)	—	—	(2,376,898)

Total Liabilities	$(2,376,898)	$(13,588)	$—	$(2,390,486)

Total	$919,282,063	$1,361,644,616	$1,419,356	$2,282,346,035

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	Investments in Securities-Industrials	Investments in Securities- Telecommunication Services	Investments in Securities-Utilities
Balance as of 12/31/09	$16,724	$614,908	$—
Total gains or losses (realized/unrealized) included in earnings	12,423	15,374	(295,995)
Purchases, sales, issuances, and settlements (net)	(16,562)	(630,282)	1,702,766
Transfers into Level 3	—	—	—
Transfers out of Level 3	—	—	—
Balance as of 12/31/10	$12,585	$—	$1,406,771
The amount of total gains or losses for the year included in earnings attributable to the change in unrealized gains or losses relating to assets and liabilities still held at year ending 12/31/10.	$12,585	$—	$(299,233)

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/GLOBAL MULTI-SECTOR EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2010

Fair Values of Derivative Instruments as of December 31, 2010:

	Statement of Assets and Liabilities
Derivatives Not Accounted for as Hedging Instruments^	Asset Derivatives	Fair Value
Interest rate contracts	Receivables, Net Assets - Unrealized appreciation	$—	*
Foreign exchange contracts	Receivables	66,070
Credit contracts	Receivables	—
Equity contracts	Receivables, Net Assets - Unrealized appreciation	9,039,120	*
Commodity contracts	Receivables	—
Other contracts	Receivables	—

Total		$9,105,190

	Liability Derivatives
Interest rate contracts	Payables, Net Assets - Unrealized depreciation	$—	*
Foreign exchange contracts	Payables	(13,588)
Credit contracts	Payables	—
Equity contracts	Payables, Net Assets - Unrealized depreciation	(2,376,898	)*
Commodity contracts	Payables	—
Other contracts	Payables	—

Total		$(2,390,486)

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets & Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2010:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Options	Futures	Forward Currency Contracts	Swaps	Total
Interest rate contracts	$—	$—	$—	$—	$—
Foreign exchange contracts	—	—	2,512,310	—	2,512,310
Credit contracts	—	—	—	—	—
Equity contracts	—	26,179,922	—	—	26,179,922
Commodity contracts	—	—	—	—	—
Other contracts	—	—	—	—	—

Total	$—	$26,179,922	$2,512,310	$—	$28,692,232

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Options	Futures	Forward Currency Contracts	Swaps	Total
Interest rate contracts	$—	$—	$—	$—	$—
Foreign exchange contracts	—	—	75,092	—	75,092
Credit contracts	—	—	—	—	—
Equity contracts	—	5,723,342	—	—	5,723,342
Commodity contracts	—	—	—	—	—
Other contracts	—	—	—	—	—

Total	$—	$5,723,342	$75,092	$—	$5,798,434

This Portfolio held forward foreign currency contracts with an average settlement value of approximately $20,385,000 and futures contracts with an average notional balance of approximately $319,578,000 during the year ended December 31, 2010.

^ This Portfolio held forward foreign currency and futures contracts as a substitute for investing in conventional securities and hedging and in an attempt to enhance returns.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/GLOBAL MULTI-SECTOR EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2010

Investment security transactions for the year ended December 31, 2010 were as follows:

Cost of Purchases:
Stocks	$434,623,377
Net Proceeds of Sales and Redemptions:
Stocks	$953,115,152

As of December 31, 2010, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$529,064,550
Aggregate gross unrealized depreciation	(19,311,353)

Net unrealized appreciation	$509,753,197

Federal income tax cost of investments	$1,765,878,134

For the year ended December 31, 2010, the Portfolio incurred approximately $49 as brokerage commissions with BIDS Trading, L.P., $9,479 with Morgan Stanley & Co., Inc., and $10,244 with Sanford C. Bernstein & Co., Inc., affiliated broker/dealers.

The Portfolio has a net capital loss carryforward of $670,448,615 of which $670,448,615 expires in the year 2017. The Portfolio utilized net capital loss carryforward of $227,534,224 during 2010.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/GLOBAL MULTI-SECTOR EQUITY PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2010

ASSETS
Investments at value:
Affiliated Issuers (Cost $246,355,275)	$245,633,620
Unaffiliated Issuers (Cost $1,496,410,680)	2,029,997,711
Cash	13,103,992
Foreign cash (Cost $242,148,822)	250,300,073
Cash held as collateral at broker	43,282,000
Dividends, interest and other receivables	2,536,267
Receivable for securities sold	1,190,882
Receivable from Separate Accounts for Trust shares sold	493,975
Unrealized appreciation of forward foreign currency contracts	66,070
Receivable from investment sub-advisor	13,979
Other assets	9,867

Total assets	2,586,628,436

LIABILITIES
Variation margin payable on futures contracts	3,677,180
Payable to Separate Accounts for Trust shares redeemed	2,180,247
Payable for securities purchased	2,048,295
Investment management fees payable	1,544,765
Distribution fees payable - Class IB	395,679
Administrative fees payable	335,450
Unrealized depreciation of forward foreign currency contracts	13,588
Trustees’ fees payable	3,099
Accrued expenses	331,970

Total liabilities	10,530,273

NET ASSETS	$2,576,098,163

Net assets were comprised of:
Paid in capital	$2,723,950,864
Accumulated undistributed net investment income (loss)	3,337,441
Accumulated undistributed net realized gains (losses) on investments, futures and foreign currency transactions	(699,002,011)
Net unrealized appreciation (depreciation) on investments, futures and foreign currency translations	547,811,869

Net assets	$2,576,098,163

Class IA
Net asset value, offering and redemption price per share, $692,623,307 / 55,423,280 shares outstanding (unlimited amount authorized: $0.01 par value)	$12.50

Class IB
Net asset value, offering and redemption price per share, $1,883,474,856 / 151,013,709 shares outstanding (unlimited amount authorized: $0.01 par value)	$12.47

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2010

INVESTMENT INCOME
Dividends ($388,690 of dividend income received from affiliates) (net of $2,826,528 foreign withholding tax)	$48,806,173
Interest	274,477
Securities lending (net)	59,746

Total income	49,140,396

EXPENSES
Investment management fees	17,341,596
Distribution fees - Class IB	4,521,315
Administrative fees	3,765,637
Custodian fees	606,000
Printing and mailing expenses	225,486
Professional fees	93,396
Trustees’ fees	55,515
Miscellaneous	60,837

Gross expenses	26,669,782
Less: Reimbursement from sub-advisor	(101,032)

Net expenses	26,568,750

NET INVESTMENT INCOME (LOSS)	22,571,646

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Securities ($460,292) of realized gain (loss) from affiliates)	219,770,792
Foreign currency transactions	10,357,133
Futures	26,179,922
Net distributions of realized gain received from Underlying Portfolio (All realized gains received from affiliates)	2,225

Net realized gain (loss)	256,310,072

Change in unrealized appreciation (depreciation) on:
Securities	(24,513,926)
Foreign currency translations	8,988,429
Futures	5,723,342

Net change in unrealized appreciation (depreciation)	(9,802,155)

NET REALIZED AND UNREALIZED GAIN (LOSS)	246,507,917

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$269,079,563

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/GLOBAL MULTI-SECTOR EQUITY PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2010	2009
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$22,571,646	$21,776,046
Net realized gain (loss) on investments, futures and foreign currency transactions and net distributions of realized gain received from Underlying Portfolios	256,310,072	(594,213,659)
Net change in unrealized appreciation (depreciation) on investments, futures and foreign currency translations	(9,802,155)	1,358,738,580

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	269,079,563	786,300,967

DIVIDENDS:
Dividends from net investment income
Class IA	(8,973,441)	(7,457,468)
Class IB	(19,814,198)	(19,573,999)

TOTAL DIVIDENDS	(28,787,639)	(27,031,467)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 10,073,824 and 13,121,373 shares, respectively ]	109,063,806	116,298,932
Capital shares issued in reinvestment of dividends [ 730,274 and 674,898 shares, respectively ]	8,973,441	7,457,468
Capital shares repurchased [ (6,166,507) and (3,571,445) shares, respectively ]	(70,414,257)	(34,080,191)

Total Class IA transactions	47,622,990	89,676,209

Class IB
Capital shares sold [ 17,137,798 and 43,643,124 shares, respectively ]	194,154,301	403,356,556
Capital shares issued in reinvestment of dividends [ 1,616,570 and 1,777,932 shares, respectively ]	19,814,198	19,573,999
Capital shares repurchased [ (32,854,416) and (33,492,162) shares, respectively ]	(371,104,134)	(303,891,724)

Total Class IB transactions	(157,135,635)	119,038,831

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(109,512,645)	208,715,040

TOTAL INCREASE (DECREASE) IN NET ASSETS	130,779,279	967,984,540
NET ASSETS:
Beginning of year	2,445,318,884	1,477,334,344

End of year (a)	$2,576,098,163	$2,445,318,884

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$3,337,441	$(1,529,364)

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/GLOBAL MULTI-SECTOR EQUITY PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IA	2010	2009	2008	2007	2006
Net asset value, beginning of year	$11.35	$7.65	$18.85	$16.23	$12.87

Income (loss) from investment operations:
Net investment income (loss)	0.13 (e)	0.13 (e)	0.10 (e)	0.05 (e)	0.04	(e)
Net realized and unrealized gain (loss) on investments, futures and foreign currency transactions	1.18	3.72	(10.55)	6.50	4.70

Total from investment operations	1.31	3.85	(10.45)	6.55	4.74

Less distributions:
Dividends from net investment income	(0.16)	(0.15)	(0.04)	—	(0.10)
Distributions from net realized gains	—	—	(0.71)	(3.93)	(1.28)

Total dividends and distributions	(0.16)	(0.15)	(0.75)	(3.93)	(1.38)

Net asset value, end of year	$12.50	$11.35	$7.65	$18.85	$16.23

Total return	11.60%	50.37%	(57.14)%	42.42%	37.41%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$692,623	$576,308	$310,097	$1,016,346	$619,212
Ratio of expenses to average net assets:
After reimbursements	0.91%	1.00%	1.43%	1.39%	1.47	%(c)
After reimbursements and fees paid indirectly	0.91%	1.00%	1.43%	1.39%	1.47	%(c)
Before reimbursements and fees paid indirectly	0.91%	1.06%	1.44%	1.39%	1.49	%(c)
Ratio of net investment income (loss) to average net assets:
After reimbursements	1.13%	1.38%	0.72%	0.25%	0.24%
After reimbursements and fees paid indirectly	1.13%	1.38%	0.72%	0.25%	0.24%
Before reimbursements and fees paid indirectly	1.12%	1.31%	0.72%	0.25%	0.22%
Portfolio turnover rate	21%	144%	105%	101%	69%

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/GLOBAL MULTI-SECTOR EQUITY PORTFOLIO

FINANCIAL HIGHLIGHTS (Continued)

	Year Ended December 31,
Class IB	2010	2009		2008		2007	2006
Net asset value, beginning of year	$11.32	$7.62		$18.79		$16.22	$12.87

Income (loss) from investment operations:
Net investment income (loss)	0.10 (e)	0.10	(e)	0.05	(e)	— (e)	0.03	(e)
Net realized and unrealized gain (loss) on investments, futures and foreign currency transactions	1.18	3.72		(10.49)		6.50	4.66

Total from investment operations	1.28	3.82		(10.44)		6.50	4.69

Less distributions:
Dividends from net investment income	(0.13)	(0.12)		(0.02)		—	(0.06)
Distributions from net realized gains	—	—		(0.71)		(3.93)	(1.28)

Total dividends and distributions	(0.13)	(0.12)		(0.73)		(3.93)	(1.34)

Net asset value, end of year	$12.47	$11.32		$7.62		$18.79	$16.22

Total return	11.34%	50.18%		(57.28)%		41.98%	37.07%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$1,883,475	$1,869,011		$1,167,237		$2,838,075	$1,849,522
Ratio of expenses to average net assets:
After reimbursements	1.16%	1.26%		1.68	%(c)	1.64%	1.72	%(c)
After reimbursements and fees paid indirectly	1.16%	1.26%		1.68	%(c)	1.64%	1.72	%(c)
Before reimbursements and fees paid indirectly	1.16%	1.31	%(c)	1.69	%(c)	1.64%	1.74	%(c)
Ratio of net investment income (loss) to average net assets:
After reimbursements	0.87%	1.06%		0.36%		0.01%	0.19%
After reimbursements and fees paid indirectly	0.87%	1.06%		0.36%		0.01%	0.19%
Before reimbursements and fees paid indirectly	0.86%	0.99%		0.36%		0.01%	0.17%
Portfolio turnover rate	21%	144%		105%		101%	69%
(c)	Reflects overall fund ratios for non-class specific expense.
(e)	Net investment income per share is based on average shares outstanding.

See Notes to Financial Statements.

EQ/INTERMEDIATE GOVERNMENT BOND INDEX PORTFOLIO (Unaudited)

PORTFOLIO ADVISER

➢	SSgA Funds Management, Inc.

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/10
	1 Year	5 Years	10 Years	Since Incept.**
Portfolio – Class IA Shares	4.55%	3.32%	3.95%	5.23%
Portfolio – Class IB Shares*	4.19	3.06	3.69	4.97
Barclays Capital Intermediate U.S. Government Bond Index	4.98	5.41	5.11	6.11

*   Date of inception 5/1/97. Returns shown for Class IB shares prior to this period are derived from the historical performance of Class IA shares adjusted to reflect the 12b-1 fees, applicable to Class IB shares; Class IA shares are not subject to any 12b-1 fees.

** Date of inception 4/1/91

    Returns for periods greater than one year are annualized

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IA shares returned 4.55% for the year ended December 31, 2010. The Portfolio’s benchmark, the Barclays Capital Intermediate U.S. Government Bond Index, returned 4.98% over the same period.

Portfolio Highlights

The first quarter of 2010 started off with the hope that the worst of the economic troubles were over. But during January investors focused on the deteriorating situation in the European banking sector and the impact on sovereign debt. That in turn led investors to question the strength of the overall recovery, and corporate spreads widened across the board.

In April, downgrades on Greek sovereign debt sparked a crisis that started in several smaller Eurozone countries but soon looked to consume the entirety of Europe. An equity “flash crash” in U.S. markets in May led to fears of deflation and a “double-dip” recession scenario. At that point, the flight to quality moved into full swing and investors snapped up U.S. government debt in hopes of principal protection.

Through the summer, the data was mixed and concerns deepened. Questions were raised about whether the size of the original federal support for the economy was adequate, but political leaders did not move to enact any additional fiscal stimulus. Initial jobless claims remained uncomfortably high throughout the year. The Federal Reserve responded to the summer’s concerns by starting to discuss a second round of quantitative easing in August and then continuing to focus the markets on the issue until the QE2 program was enacted in November. At that point, corporate bond spreads began to widen again and investors’ risk-appetite reemerged.

In December, the month had a relatively positive tone, although early December was marked by renewed concerns about global instability. The “European crisis contagion” story reignited and investors sold off holdings in Portugal, Spain, and Italy, concerned that the European bailout mechanism might not be large enough for additional problem states. The concerns faded over the month, but the roots of the problem still remain.

At the end of the year, the biggest surprise was the Congressional action surrounding the Bush-era tax cuts. The Congress enacted a fiscal stimulus package that went beyond the expected continuation of the tax cuts. This piece of good policy news sent economic forecasters back to revise their 2011 growth projections.

For the year, the Barclays Capital Intermediate Government Bond Index rose, buoyed by the flight to quality that occurred during the fears over a Eurozone meltdown in the second and third quarters.

The sub-sectors also reached positive territory, with the Intermediate U.S. Treasury and the Intermediate U.S. Agency sector producing positive returns.

This Portfolio is neither guaranteed nor insured by the U.S. Government, the Federal Deposit Insurance Corporation or any other government agency.

Portfolio Characteristics
As of December 31, 2010
Weighted Average Life (Years)	4.1
Weighted Average Coupon (%)	2.8
Weighted Average Modified Duration (Years)*	3.7
Weighted Average Rating	AA	+
* Modified duration is a measure of the price sensitivity of the portfolio to interest rate movements, taking into account specific features of the securities in which it invests.

EQ/INTERMEDIATE GOVERNMENT BOND INDEX PORTFOLIO (Unaudited)

Distribution of Assets by Sector as of 12/31/2010	% of Net Assets
Government Securities	70.0%
Investment Companies	27.0
Corporate Bonds	2.5
Cash and Other	0.5

Total	100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2010 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/10	Ending Account Value 12/31/10	Expenses Paid During Period* 7/1/10- 12/31/10
Class IA
Actual	$1,000.00	$1,003.60	$2.37
Hypothetical (5% average return before expenses)	1,000.00	1,022.84	2.40
Class IB
Actual	1,000.00	1,002.00	3.63
Hypothetical (5% average return before expenses)	1,000.00	1,021.58	3.67

*   Expenses are equal to the Portfolio’s Class IA and Class IB shares annualized expense ratios of 0.47% and 0.72%, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

EQ ADVISORS TRUST

EQ/INTERMEDIATE GOVERNMENT BOND INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2010

	Principal Amount	Value (Note 1)

LONG-TERM DEBT SECURITIES:
Corporate Bonds (2.5%)
Financials (2.3%)
Capital Markets (0.2%)
Goldman Sachs Group, Inc.
2.150%, 3/15/12	$500,000	$509,736
3.250%, 6/15/12	2,000,000	2,076,190
Morgan Stanley
2.250%, 3/13/12	500,000	509,898
1.950%, 6/20/12	1,200,000	1,224,814

		4,320,638

Commercial Banks (0.5%)
Ally Financial, Inc.
1.750%, 10/30/12	1,000,000	1,017,712
2.200%, 12/19/12	2,000,000	2,057,058
Citibank N.A.
1.875%, 5/7/12	500,000	508,529
1.875%, 6/4/12	1,500,000	1,526,310
KeyBank N.A.
3.200%, 6/15/12	650,000	674,297
PNC Funding Corp.
2.300%, 6/22/12	1,300,000	1,333,099
Sovereign Bank
2.750%, 1/17/12	550,000	562,497
U.S. Bancorp
1.800%, 5/15/12	1,680,000	1,707,802
Wells Fargo & Co.
2.125%, 6/15/12	1,000,000	1,022,989

		10,410,293

Diversified Financial Services (1.5%)
Bank of America Corp.
2.100%, 4/30/12	2,400,000	2,449,834
3.125%, 6/15/12	3,000,000	3,107,148
2.375%, 6/22/12	1,000,000	1,025,811
Citigroup Funding, Inc.
2.125%, 7/12/12	245,000	250,558
1.875%, 10/22/12	1,800,000	1,836,049
2.250%, 12/10/12	2,000,000	2,057,226
Citigroup, Inc.
2.125%, 4/30/12	3,800,000	3,877,117
General Electric Capital Corp.
2.250%, 3/12/12	1,000,000	1,021,161
2.200%, 6/8/12	2,350,000	2,402,612
2.000%, 9/28/12	500,000	510,724
2.125%, 12/21/12	2,010,000	2,065,146
2.625%, 12/28/12	1,000,000	1,037,185
John Deere Capital Corp.
2.875%, 6/19/12	1,050,000	1,084,901
JPMorgan Chase & Co.
2.200%, 6/15/12	975,000	997,469
2.125%, 6/22/12	1,200,000	1,226,793
2.125%, 12/26/12	950,000	976,165
Private Export Funding Corp.
5.685%, 5/15/12	450,000	481,741
4.550%, 5/15/15	600,000	663,193
4.950%, 11/15/15	200,000	223,579
4.375%, 3/15/19	300,000	319,995

		27,614,407

	Principal Amount	Value (Note 1)

Thrifts & Mortgage Finance (0.1%)
Santander Holdings USA, Inc.
2.500%, 6/15/12	$400,000	$410,938
U.S. Central Federal Credit Union
1.900%, 10/19/12	500,000	510,481
Western Corporate Federal Credit Union
1.750%, 11/2/12	700,000	712,659

		1,634,078

Total Financials		43,979,416

Utilities (0.2%)
Independent Power Producers & Energy Traders (0.2%)
Tennessee Valley Authority
4.750%, 8/1/13	1,500,000	1,642,682
5.500%, 7/18/17	2,000,000	2,304,862

Total Utilities		3,947,544

Total Corporate Bonds		47,926,960

Government Securities (70.0%)
Agency ABS (6.2%)
Federal Farm Credit Bank
1.110%, 6/14/12	400,000	401,382
0.790%, 9/27/12	200,000	200,007
0.400%, 11/2/12	200,000	199,134
1.625%, 12/24/12	250,000	254,599
1.750%, 2/21/13	900,000	916,890
1.375%, 6/25/13	500,000	506,515
0.875%, 10/28/13	200,000	197,817
2.375%, 4/28/14	200,000	201,185
2.620%, 6/15/15	200,000	201,975
Federal Home Loan Bank
0.500%, 5/16/12	1,000,000	997,384
1.125%, 5/18/12	2,000,000	2,017,312
0.875%, 8/22/12	4,000,000	4,019,896
1.750%, 8/22/12	1,000,000	1,019,179
0.500%, 8/23/12	500,000	499,429
0.625%, 10/18/12	400,000	399,239
0.625%, 11/15/12	1,000,000	995,884
0.700%, 11/16/12	1,000,000	995,400
0.625%, 11/23/12	500,000	497,280
0.550%, 12/3/12	400,000	399,124
0.625%, 12/3/12	200,000	199,127
1.750%, 12/14/12	1,000,000	1,019,761
1.500%, 1/16/13	1,500,000	1,523,799
1.625%, 3/20/13	1,800,000	1,832,521
0.750%, 4/25/13	200,000	199,080
0.700%, 5/22/13	200,000	198,036
1.875%, 6/21/13	2,000,000	2,046,612
0.875%, 10/28/13	200,000	197,836
0.800%, 11/18/13	500,000	498,536
1.000%, 11/18/13	400,000	399,366
0.875%, 11/22/13	100,000	98,439
3.125%, 12/13/13	1,000,000	1,054,946
0.875%, 12/27/13	1,500,000	1,486,845
1.000%, 8/22/14	100,000	97,824
1.550%, 11/18/15	200,000	193,035
2.150%, 10/26/16	400,000	387,648
Federal Home Loan Mortgage Corp.
1.375%, 1/25/12	100,000	100,050
1.125%, 4/25/12	500,000	504,143

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/INTERMEDIATE GOVERNMENT BOND INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2010

	Principal Amount	Value (Note 1)

0.625%, 6/22/12	$500,000	$499,753
1.000%, 7/26/12	500,000	500,157
1.000%, 8/28/12	2,000,000	2,013,214
0.625%, 11/9/12	2,000,000	1,994,000
0.375%, 11/30/12	3,000,000	2,982,141
0.625%, 12/3/12	400,000	398,492
0.750%, 12/17/12	1,000,000	996,920
0.800%, 12/21/12	200,000	199,519
0.625%, 12/28/12	2,500,000	2,495,447
0.750%, 12/28/12	2,500,000	2,501,593
1.375%, 1/9/13	1,500,000	1,519,263
1.750%, 1/28/13	200,000	200,187
1.800%, 2/25/13	125,000	125,226
1.875%, 3/8/13	500,000	501,280
1.625%, 4/15/13	3,000,000	3,052,587
0.700%, 4/29/13	200,000	198,775
2.000%, 5/8/13	200,000	200,279
0.625%, 5/23/13	200,000	198,300
4.000%, 6/12/13	1,000,000	1,074,184
1.500%, 7/12/13	500,000	501,803
1.300%, 7/26/13	500,000	500,196
1.500%, 7/26/13	1,000,000	1,000,654
1.150%, 8/23/13	100,000	99,784
0.800%, 11/4/13	1,000,000	990,959
1.400%, 11/18/13	100,000	100,237
1.000%, 12/9/13	400,000	397,525
1.625%, 1/21/14	100,000	100,522
1.000%, 1/27/14	400,000	395,383
5.000%, 1/30/14	1,000,000	1,112,573
1.450%, 2/24/14	200,000	199,926
1.350%, 3/28/14	400,000	398,463
1.200%, 4/28/14	400,000	395,613
2.875%, 2/9/15	2,000,000	2,082,264
3.000%, 3/10/15	100,000	100,504
3.000%, 3/17/15	500,000	503,043
2.750%, 7/7/15	200,000	200,034
2.375%, 7/28/15	100,000	100,140
2.250%, 8/12/15	200,000	199,743
2.000%, 8/25/15	100,000	98,581
2.125%, 8/25/15	200,000	197,843
1.700%, 11/16/15	1,000,000	968,717
1.750%, 11/17/15	2,000,000	1,950,094
1.750%, 11/23/15	200,000	194,691
2.100%, 12/15/15	500,000	495,932
2.250%, 12/21/15	200,000	199,334
2.250%, 12/22/15	250,000	247,879
2.250%, 12/23/15	500,000	498,399
3.000%, 4/15/15	100,000	100,770
Federal National Mortgage Association
0.875%, 1/12/12	1,500,000	1,506,510
1.000%, 4/4/12	2,000,000	2,013,126
1.300%, 5/25/12	1,000,000	1,003,307
1.125%, 7/30/12	4,000,000	4,034,976
0.800%, 8/16/12	400,000	400,109
0.850%, 8/17/12	200,000	200,098
0.500%, 10/30/12	3,000,000	2,992,068
0.550%, 11/1/12	1,000,000	996,774
0.625%, 11/9/12	1,000,000	997,262
0.875%, 12/28/12	700,000	698,407
1.000%, 1/7/13	500,000	500,179
2.050%, 1/28/13	600,000	600,530
1.800%, 2/8/13	300,000	302,392

	Principal Amount	Value (Note 1)

4.750%, 2/21/13	$1,000,000	$1,083,070
1.750%, 2/22/13	2,000,000	2,042,230
1.800%, 3/15/13	600,000	601,489
1.850%, 3/25/13	450,000	451,282
1.100%, 4/29/13	200,000	199,717
1.875%, 5/6/13	600,000	602,680
1.750%, 5/7/13	1,600,000	1,634,152
2.000%, 6/24/13	700,000	703,998
1.500%, 6/26/13	3,100,000	3,144,460
1.375%, 7/19/13	1,000,000	1,003,141
1.300%, 8/9/13	100,000	100,065
1.250%, 8/16/13	200,000	200,147
1.350%, 8/16/13	200,000	200,158
2.020%, 8/20/13	100,000	100,472
1.250%, 8/23/13	800,000	798,954
1.000%, 9/23/13	2,000,000	1,996,974
1.200%, 9/27/13	600,000	598,916
1.125%, 10/8/13	400,000	397,247
1.000%, 10/15/13	200,000	198,533
0.750%, 10/25/13	100,000	99,003
0.875%, 11/4/13	100,000	98,714
0.875%, 11/8/13	1,000,000	988,383
0.800%, 11/19/13	1,000,000	987,932
0.750%, 11/22/13	200,000	197,944
0.800%, 11/29/13	100,000	99,081
1.000%, 11/29/13	500,000	496,127
1.125%, 12/2/13	200,000	200,100
1.300%, 12/30/13	200,000	200,124
1.375%, 12/30/13	200,000	200,054
1.500%, 12/30/13	200,000	200,229
1.400%, 1/6/14	200,000	200,068
1.500%, 2/4/14	100,000	100,089
1.350%, 2/24/14	200,000	199,322
1.000%, 4/25/14	500,000	493,220
1.000%, 5/16/14	100,000	98,433
1.550%, 8/12/14	200,000	198,327
1.750%, 8/18/14	100,000	100,182
1.250%, 10/28/14	100,000	98,077
1.150%, 11/18/14	200,000	195,864
3.125%, 1/21/15	150,000	150,196
2.375%, 7/28/15	2,000,000	2,028,272
2.000%, 8/5/15	400,000	399,354
2.125%, 8/5/15	200,000	198,095
2.000%, 8/24/15	400,000	396,024
2.000%, 9/21/15	400,000	394,809
2.000%, 9/30/15	1,000,000	979,736
1.875%, 10/15/15	200,000	197,991
1.550%, 10/27/15	400,000	386,489
1.520%, 10/28/15	200,000	193,313
1.650%, 10/29/15	200,000	193,808
1.625%, 11/9/15	100,000	97,124
1.500%, 11/23/15	400,000	386,064
2.000%, 11/30/15	200,000	199,554
2.000%, 12/15/15	500,000	495,385
2.000%, 3/28/16	200,000	195,369
2.250%, 3/28/16	200,000	196,905
2.350%, 9/23/16	200,000	197,100
4.000%, 1/20/17	2,000,000	2,003,026
6.000%, 3/9/20	250,000	259,217
4.300%, 3/30/20	200,000	201,496
1.000%, 11/26/13	1,000,000	989,554

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/INTERMEDIATE GOVERNMENT BOND INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2010

	Principal Amount	Value (Note 1)

Financing Corp.
9.400%, 2/8/18	$1,000,000	$1,401,342
8.600%, 9/26/19	410,000	563,373
9.650%, 11/2/18	2,090,000	3,005,681

		116,404,131

U.S. Government Agencies (9.9%)
Federal Farm Credit Bank
2.000%, 1/17/12	1,500,000	1,524,603
2.250%, 4/24/12	1,000,000	1,022,587
2.125%, 6/18/12	1,000,000	1,022,936
1.875%, 12/7/12	1,000,000	1,023,018
3.875%, 10/7/13	1,000,000	1,077,789
2.625%, 4/17/14	2,000,000	2,086,712
4.875%, 1/17/17	1,500,000	1,680,492
Federal Home Loan Bank
2.250%, 4/13/12	5,000,000	5,113,105
1.875%, 6/20/12	1,500,000	1,529,703
1.625%, 9/26/12	1,500,000	1,526,355
1.625%, 11/21/12	1,000,000	1,018,131
3.375%, 2/27/13	4,800,000	5,065,733
3.625%, 5/29/13	4,000,000	4,262,964
5.125%, 8/14/13	1,000,000	1,107,267
3.625%, 10/18/13	4,800,000	5,125,478
5.250%, 6/18/14	2,000,000	2,270,114
5.375%, 5/18/16	6,500,000	7,457,177
4.875%, 5/17/17	2,900,000	3,269,176
5.000%, 11/17/17	3,700,000	4,194,860
Federal Home Loan Mortgage Corp.
4.750%, 3/5/12	4,700,000	4,935,451
2.125%, 3/23/12	8,500,000	8,669,422
2.000%, 4/27/12	500,000	502,320
1.750%, 6/15/12	5,300,000	5,393,259
2.500%, 4/8/13	1,500,000	1,508,270
3.500%, 5/29/13	5,000,000	5,310,740
4.125%, 9/27/13	7,200,000	7,802,158
3.250%, 3/18/14	500,000	502,762
2.750%, 4/29/14	1,000,000	1,007,580
5.000%, 7/15/14	5,000,000	5,604,210
3.000%, 7/28/14	2,135,000	2,247,470
4.750%, 11/17/15	6,000,000	6,721,344
5.500%, 7/18/16	900,000	1,042,339
5.125%, 10/18/16	3,500,000	3,969,668
5.000%, 2/16/17	1,000,000	1,125,908
5.125%, 11/17/17	2,000,000	2,277,424
4.875%, 6/13/18	3,500,000	3,914,179
3.750%, 3/27/19	1,500,000	1,552,753
Federal National Mortgage Association
2.000%, 1/9/12	4,645,000	4,719,803
2.250%, 2/24/12	250,000	250,610
2.375%, 3/23/12	250,000	250,858
1.875%, 4/20/12	350,000	356,270
1.750%, 8/10/12	1,000,000	1,018,683
4.750%, 11/19/12	7,000,000	7,532,084
1.750%, 12/28/12	250,000	251,394
3.625%, 2/12/13	9,700,000	10,284,134
3.875%, 7/12/13	3,000,000	3,221,877
2.750%, 2/5/14	5,500,000	5,747,318
3.150%, 2/18/14	500,000	501,444
2.750%, 3/13/14	8,000,000	8,361,704
2.900%, 4/7/14	250,000	251,536
3.000%, 7/28/14	2,500,000	2,534,390

	Principal Amount	Value (Note 1)

3.000%, 9/29/14	$1,000,000	$1,019,425
4.625%, 10/15/14	3,500,000	3,892,795
2.625%, 11/20/14	2,000,000	2,076,044
5.250%, 9/15/16	505,000	578,129
4.875%, 12/15/16	5,000,000	5,605,275
5.000%, 2/13/17	2,900,000	3,272,279
5.000%, 5/11/17	4,400,000	4,933,944
(Zero Coupon), 6/1/17	1,500,000	1,217,916
5.375%, 6/12/17	2,410,000	2,774,828

		186,118,197

U.S. Treasuries (53.9%)
U.S. Treasury Bonds
11.250%, 2/15/15	2,800,000	3,879,750
10.625%, 8/15/15	1,300,000	1,809,742
9.875%, 11/15/15	1,900,000	2,605,968
9.250%, 2/15/16	1,400,000	1,895,578
7.250%, 5/15/16	5,000,000	6,303,515
7.500%, 11/15/16	4,000,000	5,140,936
8.750%, 5/15/17	3,400,000	4,668,094
8.875%, 8/15/17	2,500,000	3,472,655
9.000%, 11/15/18	2,500,000	3,606,055
8.875%, 2/15/19	4,000,000	5,753,752
8.125%, 8/15/19	3,000,000	4,179,609
3.625%, 2/15/20	10,000,000	10,378,120
U.S. Treasury Notes
1.125%, 1/15/12	9,500,000	9,576,076
0.875%, 1/31/12	15,500,000	15,586,583
1.375%, 2/15/12	10,000,000	10,112,500
4.875%, 2/15/12	2,000,000	2,100,234
0.875%, 2/29/12	10,000,000	10,058,200
4.625%, 2/29/12	4,000,000	4,195,780
1.375%, 3/15/12	5,000,000	5,062,110
1.000%, 3/31/12	14,000,000	14,107,240
4.500%, 3/31/12	5,000,000	5,257,420
1.000%, 4/30/12	13,000,000	13,105,170
4.500%, 4/30/12	2,000,000	2,110,078
1.375%, 5/15/12	12,000,000	12,159,372
4.750%, 5/31/12	4,000,000	4,243,908
1.875%, 6/15/12	9,140,000	9,332,443
0.625%, 7/31/12	3,000,000	3,008,190
4.625%, 7/31/12	3,000,000	3,197,109
1.750%, 8/15/12	13,000,000	13,267,111
1.375%, 9/15/12	10,000,000	10,144,920
0.375%, 9/30/12	8,000,000	7,980,936
4.250%, 9/30/12	5,000,000	5,326,760
1.375%, 10/15/12	9,000,000	9,132,543
3.875%, 10/31/12	4,500,000	4,774,041
1.375%, 11/15/12	18,000,000	18,268,596
4.000%, 11/15/12	6,800,000	7,239,341
0.500%, 11/30/12	10,000,000	9,987,110
1.125%, 12/15/12	10,000,000	10,102,730
0.625%, 12/31/12	10,000,000	10,005,470
3.625%, 12/31/12	3,500,000	3,712,188
1.375%, 1/15/13	15,000,000	15,228,510
1.375%, 2/15/13	8,000,000	8,120,624
3.875%, 2/15/13	2,000,000	2,137,032
2.750%, 2/28/13	6,000,000	6,271,404
1.375%, 3/15/13	9,000,000	9,131,490
2.500%, 3/31/13	4,400,000	4,580,127
1.750%, 4/15/13	11,000,000	11,252,670
1.375%, 5/15/13	5,000,000	5,071,900

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/INTERMEDIATE GOVERNMENT BOND INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2010

	Principal Amount	Value (Note 1)

3.625%, 5/15/13	$2,000,000	$2,138,124
3.500%, 5/31/13	8,000,000	8,530,000
3.375%, 6/30/13	3,000,000	3,194,298
1.000%, 7/15/13	3,000,000	3,014,760
3.375%, 7/31/13	3,500,000	3,733,243
4.250%, 8/15/13	5,800,000	6,314,750
3.125%, 8/31/13	9,000,000	9,547,731
3.125%, 9/30/13	4,400,000	4,667,780
2.750%, 10/31/13	6,000,000	6,307,032
0.500%, 11/15/13	5,000,000	4,935,545
2.000%, 11/30/13	10,000,000	10,295,310
0.750%, 12/15/13	10,000,000	9,928,910
1.500%, 12/31/13	10,000,000	10,143,750
1.750%, 1/31/14	5,000,000	5,104,690
4.000%, 2/15/14	10,000,000	10,893,750
1.875%, 2/28/14	16,000,000	16,384,992
1.750%, 3/31/14	10,000,000	10,196,090
1.875%, 4/30/14	16,000,000	16,363,744
4.750%, 5/15/14	9,000,000	10,052,577
2.250%, 5/31/14	5,000,000	5,172,265
2.625%, 6/30/14	12,800,000	13,394,995
2.625%, 7/31/14	8,000,000	8,366,872
4.250%, 8/15/14	1,000,000	1,103,125
2.375%, 8/31/14	10,000,000	10,359,380
2.375%, 9/30/14	16,000,000	16,572,496
2.375%, 10/31/14	20,000,000	20,701,560
4.250%, 11/15/14	1,800,000	1,989,985
2.125%, 11/30/14	10,000,000	10,243,750
2.625%, 12/31/14	15,000,000	15,641,010
2.250%, 1/31/15	15,000,000	15,398,430
4.000%, 2/15/15	9,000,000	9,859,923
2.375%, 2/28/15	8,000,000	8,245,040
2.500%, 3/31/15	6,000,000	6,210,480
4.125%, 5/15/15	5,600,000	6,166,563
1.875%, 6/30/15	3,000,000	3,011,952
1.750%, 7/31/15	3,000,000	2,990,400
4.250%, 8/15/15	8,000,000	8,858,128
1.250%, 9/30/15	13,000,000	12,613,042
1.250%, 10/31/15	5,000,000	4,839,060
1.375%, 11/30/15	10,000,000	9,717,970
2.125%, 12/31/15	10,000,000	10,053,120
4.500%, 2/15/16	4,000,000	4,479,064
2.625%, 2/29/16	9,000,000	9,236,952
2.375%, 3/31/16	10,000,000	10,126,560
2.625%, 4/30/16	8,000,000	8,189,376
5.125%, 5/15/16	5,000,000	5,760,545
3.250%, 5/31/16	4,000,000	4,219,064
3.250%, 6/30/16	5,000,000	5,271,485
4.875%, 8/15/16	1,000,000	1,139,766
3.125%, 10/31/16	10,000,000	10,431,250
4.625%, 11/15/16	9,500,000	10,701,598
2.750%, 11/30/16	19,000,000	19,393,357
3.250%, 12/31/16	9,000,000	9,427,500
3.125%, 1/31/17	10,000,000	10,390,620
4.625%, 2/15/17	2,300,000	2,589,476
3.250%, 3/31/17	10,000,000	10,443,750
3.125%, 4/30/17	5,000,000	5,180,860
4.500%, 5/15/17	2,900,000	3,244,827
2.375%, 7/31/17	2,000,000	1,973,750
4.750%, 8/15/17	5,000,000	5,669,920
1.875%, 9/30/17	7,000,000	6,665,862
4.250%, 11/15/17	7,000,000	7,716,954

	Principal Amount	Value (Note 1)

2.250%, 11/30/17	$3,000,000	$2,917,266
3.500%, 2/15/18	10,000,000	10,519,530
3.875%, 5/15/18	10,000,000	10,759,380
4.000%, 8/15/18	5,500,000	5,960,196
3.750%, 11/15/18	15,000,000	15,955,080
2.750%, 2/15/19	11,000,000	10,858,199
3.125%, 5/15/19	20,500,000	20,716,213
3.625%, 8/15/19	20,000,000	20,893,760
3.375%, 11/15/19	17,000,000	17,354,603
3.500%, 5/15/20	15,000,000	15,365,700
2.625%, 8/15/20	18,000,000	17,064,846
2.625%, 11/15/20	10,000,000	9,432,810

		1,011,948,431

Total Government Securities		1,314,470,759

Total Long-Term Debt Securities (72.5%)
(Cost $1,341,516,046)		1,362,397,719

	Number of Shares	Value (Note 1)
INVESTMENT COMPANIES:
Exchange Traded Funds (ETFs) (27.0%)
iShares Barclays 1-3 Year Treasury Bond Fund	2,446,000	205,415,080
iShares Barclays 3-7 Year Treasury Bond Fund	1,907,000	218,637,550
iShares Barclays 7-10 Year Treasury Bond Fund	889,000	83,405,980

Total Investment Companies (27.0%)
(Cost $508,726,801)		507,458,610

	Principal Amount	Value (Note 1)
SHORT-TERM INVESTMENT:
Time Deposit (3.3%)
JPMorgan Chase Nassau 0.000%, 1/3/11 (Cost $62,721,709)	$62,721,709	62,721,709

Total Investments (102.8%) (Cost $1,912,964,556)		1,932,578,038
Other Assets Less Liabilities (-2.8%)		(53,535,067)

Net Assets (100%)		$1,879,042,971

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/INTERMEDIATE GOVERNMENT BOND INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2010

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2010:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with rules under the Investment Company Act of 1940. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Corporate Bonds
Financials	$—	$43,979,416	$—	$43,979,416
Utilities	—	3,947,544	—	3,947,544
Government Securities
Agency ABS	—	116,404,131	—	116,404,131
U.S. Government Agencies	—	186,118,197	—	186,118,197
U.S. Treasuries	—	1,011,948,431	—	1,011,948,431
Investment Companies
Exchange Traded Funds (ETFs)	507,458,610	—	—	507,458,610
Short-Term Investments	—	62,721,709	—	62,721,709

Total Assets	$507,458,610	$1,425,119,428	$—	$1,932,578,038

Total Liabilities	$—	$—	$—	$—

Total	$507,458,610	$1,425,119,428	$—	$1,932,578,038

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Investments in Securities-Government
Balance as of 12/31/09	$794,260
Total gains or losses (realized/unrealized) included in earnings	132,769
Purchases, sales, issuances, and settlements (net)	(927,029)
Transfers into Level 3	—
Transfers out of Level 3	—
Balance as of 12/31/10	$—
The amount of total gains or losses for the year included in earnings attributable to the change in unrealized gains or losses relating to assets and liabilities still held at period ending 12/31/10.	$—

The Portfolio held no derivatives contracts during the year ended December 31, 2010.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/INTERMEDIATE GOVERNMENT BOND INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2010

Investment security transactions for the year ended December 31, 2010 were as follows:

Cost of Purchases:
Stocks and long-term corporate debt securities	$341,612,025
Long-term U.S. Treasury securities	631,654,031

$973,266,056

Net Proceeds of Sales and Redemptions:
Stocks and long-term corporate debt securities	$331,622,912
Long-term U.S. Treasury securities	567,364,460

$898,987,372

As of December 31, 2010, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$23,920,897
Aggregate gross unrealized depreciation	(5,746,701)

Net unrealized appreciation	$18,174,196

Federal income tax cost of investments	$1,914,403,842

The Portfolio has a net capital loss carryforward of $22,965,786 of which $11,384,023 expires in the year 2014, $1,221,059 expires in the year 2016, $5,675,116 expires in the year 2017 and $4,685,588 expires in the year 2018.

Included in the capital loss carryforward amounts are $1,221,059 of losses acquired from the EQ/Government Securities Portfolio as a result of a tax free reorganization that occurred during the year 2009. Certain capital loss carryforwards may be subject to limitations on use pursuant to applicable U.S. Federal Income Tax Law. Therefore, it is possible not all of these capital losses will be available for use.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/INTERMEDIATE GOVERNMENT BOND INDEX PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2010

ASSETS
Investments at value (Cost $1,912,964,556)	$1,932,578,038
Dividends, interest and other receivables	8,827,340
Receivable from Separate Accounts for Trust shares sold	2,181,672
Other assets	4,839

Total assets	1,943,591,889

LIABILITIES
Payable for securities purchased	61,086,828
Payable to Separate Accounts for Trust shares redeemed	2,458,191
Investment management fees payable	553,200
Administrative fees payable	161,947
Distribution fees payable - Class IB	107,989
Trustees’ fees payable	2,313
Accrued expenses	178,450

Total liabilities	64,548,918

NET ASSETS	$1,879,042,971

Net assets were comprised of:
Paid in capital	$1,882,905,161
Accumulated undistributed net investment income (loss)	929,400
Accumulated undistributed net realized gain (loss) on investments	(24,405,072)
Unrealized appreciation (depreciation) on investments	19,613,482

Net assets	$1,879,042,971

Class IA
Net asset value, offering and redemption price per share, $1,374,540,620 / 139,141,041 shares outstanding (unlimited amount authorized: $0.01 par value)	$9 .88

Class IB
Net asset value, offering and redemption price per share, $504,502,351 / 51,367,881 shares outstanding (unlimited amount authorized: $0.01 par value)	$9 .82

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2010

INVESTMENT INCOME
Interest	$27,707,252
Dividends	8,233,006
Securities lending (net)	35,556

Total income	35,975,814

EXPENSES
Investment management fees	6,385,326
Administrative fees	1,898,592
Distribution fees - Class IB	1,272,627
Printing and mailing expenses	182,827
Professional fees	54,718
Custodian fees	52,500
Trustees’ fees	43,550
Miscellaneous	56,746

Total expenses	9,946,886

NET INVESTMENT INCOME (LOSS)	26,028,928

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on securities	(3,574,256)
Net change in unrealized appreciation (depreciation) on securities	55,481,628

NET REALIZED AND UNREALIZED GAIN (LOSS)	51,907,372

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$77,936,300

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/INTERMEDIATE GOVERNMENT BOND INDEX PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2010	2009
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$26,028,928	$21,798,841
Net realized gain (loss) on investments	(3,574,256)	(7,689,615)
Net change in unrealized appreciation (depreciation) on investments	55,481,628	(28,697,661)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	77,936,300	(14,588,435)

DIVIDENDS:
Dividends from net investment income
Class IA	(19,023,000)	(16,599,113)
Class IB	(6,094,067)	(5,203,230)

TOTAL DIVIDENDS	(25,117,067)	(21,802,343)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 29,368,235 and 113,050,267 shares, respectively ]	291,521,021	1,097,916,294
Capital shares issued in connection with merger (Note 8) [ 0 and 5,425,112 shares, respectively ]	—	52,941,956
Capital shares issued in reinvestment of dividends [ 1,934,837 and 1,708,322 shares, respectively ]	19,023,000	16,599,113
Capital shares repurchased [ (24,829,809) and (11,082,828) shares, respectively ]	(247,302,918)	(107,669,198)

Total Class IA transactions	63,241,103	1,059,788,165

Class IB
Capital shares sold [ 22,060,438 and 20,710,031 shares, respectively ]	217,493,200	200,115,796
Capital shares issued in reinvestment of dividends [ 623,384 and 538,583 shares, respectively ]	6,094,067	5,203,230
Capital shares repurchased [ (23,085,253) and (26,138,277) shares, respectively ]	(227,380,122)	(252,267,888)

Total Class IB transactions	(3,792,855)	(46,948,862)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	59,448,248	1,012,839,303

TOTAL INCREASE (DECREASE) IN NET ASSETS	112,267,481	976,448,525
NET ASSETS:
Beginning of year	1,766,775,490	790,326,965

End of year (a)	$1,879,042,971	$1,766,775,490

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$929,400	$16,401

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/INTERMEDIATE GOVERNMENT BOND INDEX PORTFOLIO (gg)

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IA	2010	2009	2008	2007	2006
Net asset value, beginning of year	$9.59	$9.89	$9.89	$9.67	$9.77

Income (loss) from investment operations:
Net investment income (loss)	0.15 (e)	0.14 (e)	0.37 (e)	0.44 (e)	0.40 (e)
Net realized and unrealized gain (loss) on investments	0.29	(0.31)	(0.02)	0.25	(0.07)

Total from investment operations	0.44	(0.17)	0.35	0.69	0.33

Less distributions:
Dividends from net investment income	(0.15)	(0.13)	(0.35)	(0.47)	(0.43)

Net asset value, end of year	$9.88	$9.59	$9.89	$9.89	$9.67

Total return	4.55%	(1.77)%	3.56%	7.13%	3.35%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$1,374,541	$1,272,942	$233,132	$227,848	$222,451
Ratio of expenses to average net assets	0.48%	0.49%	0.65%	0.63%	0.61%
Ratio of net investment income (loss) to average net assets	1.50%	1.48%	3.74%	4.46%	4.03%
Portfolio turnover rate	50%	120%	211%	167%	231%

	Year Ended December 31,
Class IB	2010	2009	2008	2007	2006
Net asset value, beginning of year	$9.54	$9.83	$9.84	$9.62	$9.71

Income (loss) from investment operations:
Net investment income (loss)	0.12 (e)	0.12 (e)	0.35 (e)	0.41 (e)	0.37 (e)
Net realized and unrealized gain (loss) on investments	0.28	(0.31)	(0.03)	0.25	(0.06)

Total from investment operations	0.40	(0.19)	0.32	0.66	0.31

Less distributions:
Dividends from net investment income	(0.12)	(0.10)	(0.33)	(0.44)	(0.40)

Net asset value, end of year	$9.82	$9.54	$9.83	$9.84	$9.62

Total return	4.19%	(1.93)%	3.19%	6.97%	3.07%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$504,502	$493,833	$557,195	$470,755	$486,352
Ratio of expenses to average net assets	0.73%	0.74%	0.90%	0.88%	0.86%
Ratio of net investment income (loss) to average net assets	1.24%	1.26%	3.49%	4.21%	3.74%
Portfolio turnover rate	50%	120%	211%	167%	231%
(e)	Net investment income per share is based on average shares outstanding.
(gg)	On September 25, 2009, this Portfolio received, through a substitution transaction, the assets and liabilities of the EQ/Government Securities Portfolio that followed the same objectives as this Portfolio.

See Notes to Financial Statements.

EQ/INTERNATIONAL CORE PLUS PORTFOLIO (Unaudited)

PORTFOLIO ADVISERS

➢	AXA Equitable Life Insurance Company

➢	BlackRock Investment Management, LLC***

➢	Hiryama Investments, LLC

➢	Wentworth Hauser and Violich, Inc.

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/10
	1 Year	5 Years	10 Years	Since Incept.**
Portfolio – Class IA Shares*	9.52%	2.56%	3.11%	3.81%
Portfolio – Class IB Shares	9.23	2.29	2.88	3.62
MSCI EAFE Index	7.75	2.46	3.50	3.28

*   Date of inception 3/25/02. Returns shown for Class IA shares prior to this period are derived from the historical performance of Class IB shares adjusted to reflect the 12b-1 fees, applicable to Class IB shares; Class IA shares are not subject to any 12b-1 fees.

** Date of inception 5/1/99

    Returns for periods greater than one year are annualized

Past performance is not indicative of future results.

***	Effective February 12, 2010, BlackRock Investment Management, LLC replaced SSgA Funds Management, Inc. as a sub-advisor of the Portfolio.

PERFORMANCE SUMMARY

The Portfolio’s Class IA shares returned 9.52% for the year ended December 31, 2010. The Portfolio’s benchmark, the MSCI EAFE Index, returned 7.75% over the same period.

The Portfolio’s assets were allocated between three investment managers. The Portfolio Highlights below reflect the views of Wentworth Hauser and Violich, Inc. who manages a portion of the Portfolio through active security and sector selection. Another allocated portion of the Portfolio, managed by BlackRock Investment Management, LLC, is designed to track the performance of the MSCI EAFE Index. Additionally, AXA Equitable manages an allocated portion of the Portfolio which may invest in exchange-traded funds (ETFs).

Portfolio Highlights

What helped performance during the year:

•	Stock selection in the Energy sector contributed to positive relative performance.

•	The Portfolio’s overweighting of the outperforming Materials and Energy sectors aided relative performance.

•	Individual stock outperformance was led by Schlumberger Ltd., Weatherford International, Canadian Natural Resources, BHP Billiton Ltd., and Agrium.

•	The Portfolio’s underweighting of the underperforming Financials contributed to positive relative performance.

What hurt performance during the year:

•	Subpar stock selection in the Materials sector contributed to negative relative performance.

•	Individual stock underperformance was led by holdings in the Energy sector including Transocean Ltd., Noble Corp., Petroleo Brasileiro SA and Encana Corp.

Sector Weightings as of 12/31/10	% of Net Assets
Energy	14.7%
Materials	14.2
Financials	10.2
Industrials	10.1
Exchange Traded Funds	9.8
Consumer Staples	7.9
Consumer Discretionary	4.1
Health Care	3.6
Telecommunication Services	2.1
Information Technology	2.0
Utilities	2.0
Cash and Other	19.3

100.0%

EQ/INTERNATIONAL CORE PLUS PORTFOLIO (Unaudited)

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2010 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/10	Ending Account Value 12/31/10	Expenses Paid During Period* 7/1/10 - 12/31/10
Class IA
Actual	$1,000.00	$1,282.90	$4.89
Hypothetical (5% average return before expenses)	1,000.00	1,020.92	4.33
Class IB
Actual	1,000.00	1,281.00	6.32
Hypothetical (5% average return before expenses)	1,000.00	1,019.66	5.60

*   Expenses are equal to the Portfolio’s Class IA and Class IB shares annualized expense ratios of 0.85% and 1.10%, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

EQ ADVISORS TRUST

EQ/INTERNATIONAL CORE PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2010

	Number of Shares	Value (Note 1)

COMMON STOCKS:
Australia (5.6%)
AGL Energy Ltd.	23,055	$359,133
Alumina Ltd.	125,721	318,897
Amcor Ltd.	63,061	435,367
AMP Ltd.	105,915	573,065
Asciano Ltd.*	158,907	259,235
ASX Ltd.	8,751	337,256
Australia & New Zealand Banking Group Ltd.	130,250	3,110,680
AXA Asia Pacific Holdings Ltd.‡	52,971	341,868
Bendigo and Adelaide Bank Ltd.	18,244	185,667
BGP Holdings plc*†(b)	1,044,151	—
BHP Billiton Ltd.	723,732	33,495,547
BHP Billiton Ltd. (ADR)	48,363	4,493,890
Billabong International Ltd.	9,468	78,924
BlueScope Steel Ltd.	87,730	201,893
Boral Ltd.	36,134	178,506
Brambles Ltd.	73,389	534,443
Caltex Australia Ltd.	7,037	103,427
CFS Retail Property Trust (REIT)	112,521	202,552
Coca-Cola Amatil Ltd.	29,027	322,421
Cochlear Ltd.	2,910	239,328
Commonwealth Bank of Australia	78,608	4,081,921
Computershare Ltd.	22,977	253,339
Crown Ltd.	22,006	185,689
CSL Ltd.	28,310	1,050,794
CSR Ltd.	87,125	149,707
Dexus Property Group (REIT)	249,118	202,564
Fairfax Media Ltd.	106,262	152,159
Fortescue Metals Group Ltd.*	63,707	426,143
Foster’s Group Ltd.	99,615	578,714
Goodman Fielder Ltd.	62,378	85,811
Goodman Group (REIT)	349,576	232,405
GPT Group (REIT)	88,394	265,804
Harvey Norman Holdings Ltd.	24,687	74,235
Incitec Pivot Ltd.	83,374	337,689
Insurance Australia Group Ltd.	108,441	430,344
Leighton Holdings Ltd.	6,818	214,643
Lend Lease Group	25,764	227,413
MacArthur Coal Ltd.	8,651	113,258
Macquarie Group Ltd.	17,546	664,183
MAp Group	19,674	60,166
Metcash Ltd.	39,554	166,273
Mirvac Group (REIT)	176,178	220,739
National Australia Bank Ltd.	109,072	2,643,945
Newcrest Mining Ltd.	38,831	1,606,129
OneSteel Ltd.	60,635	160,625
Orica Ltd.	18,690	475,992
Origin Energy Ltd.	45,487	775,092
OZ Minerals Ltd.	160,257	281,927
Paladin Energy Ltd.*	34,075	171,820
Qantas Airways Ltd.*	56,764	147,468
QBE Insurance Group Ltd.	51,704	959,824
QR National Ltd.*	85,656	240,925
Ramsay Health Care Ltd.	6,465	117,701
Rio Tinto Ltd.	22,175	1,938,510
Santos Ltd.	43,296	582,323

	Number of Shares	Value (Note 1)

Sims Metal Management Ltd.	7,811	$172,325
Sonic Healthcare Ltd.	19,352	229,601
SP AusNet	70,119	62,394
Stockland Corp., Ltd. (REIT)	116,234	427,983
Suncorp Group Ltd.	65,620	577,870
TABCORP Holdings Ltd.	34,964	254,262
Tatts Group Ltd.	64,462	170,104
Telstra Corp., Ltd.	220,452	629,084
Toll Holdings Ltd.	35,389	207,402
Transurban Group	66,465	348,060
Wesfarmers Ltd.	50,949	1,667,540
Wesfarmers Ltd. (PPS)	7,823	258,444
Westfield Group (REIT)	111,325	1,090,810
Westfield Retail Trust (REIT)*	111,325	292,628
Westpac Banking Corp.	151,800	3,448,348
Woodside Petroleum Ltd.	31,687	1,379,347
Woolworths Ltd.	63,288	1,745,794
WorleyParsons Ltd.	9,624	263,213

		79,273,582

Austria (0.1%)
Erste Group Bank AG	9,364	439,711
Immofinaz AG*	49,628	211,488
OMV AG	7,906	328,565
Raiffeisen Bank International AG	2,530	138,614
Telekom Austria AG	16,255	228,511
Verbund AG	4,021	149,806
Vienna Insurance Group AG	1,998	103,847
Voestalpine AG	5,586	266,112

		1,866,654

Belgium (0.4%)
Ageas	110,148	251,696
Anheuser-Busch InBev N.V.	36,742	2,101,409
Anheuser-Busch InBev N.V. (VVPR)*	25,608	137
Bekaert S.A.	1,944	223,148
Belgacom S.A.	7,365	247,277
Cie Nationale a Portefeuille	1,245	60,891
Colruyt S.A.	4,100	208,469
Delhaize Group S.A.	4,988	368,400
Dexia S.A.*	26,525	92,158
Groupe Bruxelles Lambert S.A.	4,226	355,379
KBC Groep N.V.*	8,021	273,321
Mobistar S.A.	1,636	106,052
Solvay S.A.	2,845	303,191
UCB S.A.	5,475	187,808
Umicore S.A.	5,847	304,095

		5,083,431

Bermuda (0.8%)
Nabors Industries Ltd.*	99,359	2,330,962
PartnerReinsurance Ltd.	113,778	9,142,062
Seadrill Ltd.	14,308	483,550

		11,956,574

Brazil (1.8%)
Vale S.A. (ADR)	734,511	25,392,045

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/INTERNATIONAL CORE PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2010

	Number of Shares	Value (Note 1)

Canada (11.2%)
Agrium, Inc. (When Issued)	286,915	$26,324,451
Brookfield Asset Management, Inc., Class A	99,134	3,300,171
Canadian National Railway Co.	342,226	22,747,762
Canadian Natural Resources Ltd. (New York Exchange)	379,552	16,859,700
Canadian Natural Resources Ltd. (Toronto Exchange)	73,184	3,264,317
Canadian Pacific Railway Ltd. (New York Exchange)	224,835	14,571,556
Canadian Pacific Railway Ltd. (Toronto Exchange)	103,807	6,746,463
Cenovus Energy, Inc. (New York Exchange)	138,826	4,614,576
Cenovus Energy, Inc. (Toronto Exchange)	37,774	1,264,325
Ensign Energy Services, Inc.	15,370	232,336
Finning International, Inc.	171,922	4,684,066
Potash Corp. of Saskatchewan, Inc. (New York Exchange)	46,239	7,159,184
Potash Corp. of Saskatchewan, Inc. (Toronto Exchange)	142,424	22,123,491
Suncor Energy, Inc. (New York Exchange)	441,887	16,919,853
Suncor Energy, Inc. (Toronto Exchange)	116,754	4,494,965
Talisman Energy, Inc. (New York Exchange)	75,000	1,664,250
Talisman Energy, Inc. (Toronto Exchange)	118,836	2,643,722

		159,615,188

China (0.0%)
Foxconn International Holdings Ltd.*	93,558	65,359
Yangzijiang Shipbuilding Holdings Ltd.	81,652	121,522

		186,881

Cyprus (0.0%)
Bank of Cyprus Public Co., Ltd.	39,996	137,892

Denmark (0.4%)
A. P. Moller - Maersk A/S, Class A	29	255,477
A. P. Moller - Maersk A/S, Class B	66	597,639
Carlsberg A/S, Class B	5,354	536,067
Coloplast A/S, Class B	1,197	162,660
Danske Bank A/S*	22,891	586,838
DSV A/S	10,830	239,392
Novo Nordisk A/S, Class B	21,333	2,405,582
Novozymes A/S, Class B	2,463	343,086
Tryg A/S	1,324	61,120
Vestas Wind Systems A/S*	10,358	327,004
William Demant Holding A/S*	1,235	91,218

		5,606,083

	Number of Shares	Value (Note 1)

Finland (0.4%)
Elisa Oyj	6,877	$149,517
Fortum Oyj	22,376	673,671
Kesko Oyj, Class B	3,450	161,035
Kone Oyj, Class B	8,022	445,944
Metso Oyj	6,441	359,777
Neste Oil Oyj	7,253	115,822
Nokia Oyj	191,744	1,983,201
Nokian Renkaat Oyj	5,569	204,279
Orion Oyj, Class B	5,219	114,167
Outokumpu Oyj	6,440	119,448
Pohjola Bank plc	7,212	86,447
Rautaruukki Oyj	3,994	93,454
Sampo Oyj, Class A	20,971	561,872
Sanoma Oyj	4,295	93,093
Stora Enso Oyj, Class R	30,743	315,714
UPM-Kymmene Oyj	27,183	480,212
Wartsila Oyj	4,042	308,416

		6,266,069

France (3.5%)
Accor S.A.	7,185	319,724
Aeroports de Paris S.A.	1,539	121,481
Air France-KLM*	7,194	131,030
Air Liquide S.A.	14,377	1,818,222
Alcatel-Lucent*	114,836	334,533
Alstom S.A.	10,412	498,244
Atos Origin S.A.*	2,334	124,258
AXA S.A.‡	85,918	1,429,412
bioMerieux S.A.	773	76,253
BNP Paribas S.A.	48,746	3,101,281
Bouygues S.A.	11,885	512,272
Bureau Veritas S.A.	2,529	191,685
Cap Gemini S.A.	7,142	333,367
Carrefour S.A.	30,522	1,258,265
Casino Guichard Perrachon S.A.	2,989	291,377
Christian Dior S.A.	3,223	460,407
Cie de Saint-Gobain S.A.	20,197	1,039,086
Cie Generale de Geophysique-Veritas*	7,318	222,718
Cie Generale des Etablissements Michelin, Class B	8,756	628,324
Cie Generale d’Optique Essilor International S.A.	10,171	654,771
CNP Assurances S.A.	8,164	147,334
Credit Agricole S.A.	48,658	617,966
Danone S.A.	29,631	1,861,799
Dassault Systemes S.A.	3,045	229,575
Edenred*	8,592	203,395
EDF S.A.	13,245	543,280
Eiffage S.A.	2,102	92,708
Eramet S.A.	277	94,945
Eurazeo S.A.	1,506	111,672
Eutelsat Communications S.A.	5,410	198,013
Fonciere des Regions (REIT)	1,251	121,032
France Telecom S.A.	94,262	1,964,382
GDF Suez S.A.	63,046	2,262,069
Gecina S.A. (REIT)	976	107,351
Groupe Eurotunnel S.A. (Registered)	24,543	215,803
Hermes International S.A.	549	114,996

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/INTERNATIONAL CORE PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2010

	Number of Shares	Value (Note 1)

ICADE (REIT)	1,167	$119,065
Iliad S.A.	849	92,350
Imerys S.A.	1,856	123,723
J.C. Decaux S.A.*	3,465	106,612
Klepierre S.A. (REIT)	4,893	176,507
Lafarge S.A.	10,125	634,829
Lagardere S.C.A.	6,399	263,627
Legrand S.A.	7,952	323,835
L’Oreal S.A.	12,173	1,351,444
LVMH Moet Hennessy Louis Vuitton S.A.	12,446	2,047,349
Metropole Television S.A.	3,330	80,543
Natixis S.A.*	44,857	209,798
Neopost S.A.	1,644	143,236
PagesJaunes Groupe S.A.	6,130	55,702
Pernod-Ricard S.A.	10,129	952,350
Peugeot S.A.*	7,600	288,529
PPR S.A.	3,802	604,593
Publicis Groupe S.A.	6,246	325,515
Renault S.A.*	9,770	567,921
Safran S.A.	8,387	297,000
Sanofi-Aventis S.A.	53,535	3,423,133
Schneider Electric S.A.	12,352	1,848,669
SCOR SE	8,973	227,822
Societe BIC S.A.	1,385	119,042
Societe Generale S.A.	32,381	1,740,349
Societe Television Francaise 1 S.A.	5,980	103,884
Sodexo S.A.	4,975	342,842
Suez Environnement Co. S.A.	14,452	298,374
Technip S.A.	5,087	469,725
Thales S.A.	4,911	171,841
Total S.A.	107,590	5,700,580
Unibail-Rodamco S.A. (REIT)	4,638	917,268
Vallourec S.A.	5,752	604,151
Veolia Environnement S.A.	17,610	514,650
Vinci S.A.	22,330	1,213,874
Vivendi S.A.	62,820	1,695,717

		50,589,479

Germany (3.5%)
Adidas AG	10,577	691,013
Allianz SE (Registered)	23,145	2,750,486
Axel Springer AG	733	119,500
BASF SE	93,867	7,488,438
Bayer AG (Registered)	42,134	3,113,593
Bayerische Motoren Werke (BMW) AG	16,994	1,336,430
Bayerische Motoren Werke (BMW) AG (Preference)	2,701	138,960
Beiersdorf AG	5,253	291,488
Brenntag AG*	1,404	143,151
Celesio AG	4,404	109,462
Commerzbank AG*	34,834	258,531
Continental AG*	2,503	197,809
Daimler AG (Registered)*	45,927	3,113,414
Deutsche Bank AG (Registered)	47,403	2,476,775
Deutsche Boerse AG	10,004	692,480
Deutsche Lufthansa AG (Registered)*	12,191	266,437

	Number of Shares	Value (Note 1)

Deutsche Post AG (Registered)	43,006	$729,855
Deutsche Telekom AG (Registered)	144,097	1,859,136
E.ON AG	91,750	2,811,958
Fraport AG	1,907	120,179
Fresenius Medical Care AG & Co. KGaA	9,627	556,135
Fresenius SE	1,462	122,593
Fresenius SE (Preference)	4,016	343,837
GEA Group AG	8,509	245,946
Hannover Rueckversicherung AG (Registered)	3,355	179,937
HeidelbergCement AG	7,076	443,470
Henkel AG & Co. KGaA	6,440	332,312
Henkel AG & Co. KGaA (Preference)	8,915	554,377
Hochtief AG	2,248	190,874
Infineon Technologies AG*	54,368	505,876
K+S AG	7,341	552,879
Kabel Deutschland Holding AG*	2,677	124,757
Lanxess AG	4,187	330,670
Linde AG	8,584	1,302,509
MAN SE	5,279	627,765
Merck KGaA	3,441	275,203
Metro AG	6,554	471,887
Muenchener Rueckversicherungs-Gesellschaft AG (Registered)	9,609	1,456,756
Porsche Automobil Holding SE (Preference)	4,485	357,561
ProSiebenSat.1 Media AG (Preference)	3,779	113,622
Puma AG Rudolf Dassler Sport	276	91,467
RWE AG	21,470	1,431,362
RWE AG (Preference)	2,014	129,156
Salzgitter AG	2,052	158,410
SAP AG	43,730	2,226,427
Siemens AG (Registered)	41,896	5,189,867
Suedzucker AG	3,922	104,426
ThyssenKrupp AG	16,776	694,615
TUI AG*	6,783	95,173
United Internet AG (Registered)	6,252	101,633
Volkswagen AG	1,455	205,903
Volkswagen AG (Preference)	8,614	1,397,422
Wacker Chemie AG	809	141,187

		49,765,109

Greece (0.1%)
Alpha Bank AE*	26,424	134,179
Coca Cola Hellenic Bottling Co. S.A.	9,395	243,056
EFG Eurobank Ergasias S.A.*	13,912	69,715
Hellenic Telecommunications Organization S.A.	11,721	96,013
National Bank of Greece S.A.*	48,477	391,918
OPAP S.A.	10,354	179,039
Public Power Corp. S.A.	4,929	70,740

		1,184,660

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/INTERNATIONAL CORE PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2010

	Number of Shares	Value (Note 1)

Hong Kong (1.1%)
AIA Group Ltd.*	400,000	$1,124,434
ASM Pacific Technology Ltd.	9,907	125,227
Bank of East Asia Ltd.	78,180	327,393
BOC Hong Kong Holdings Ltd.	191,043	650,099
Cathay Pacific Airways Ltd.	59,575	164,404
Cheung Kong Holdings Ltd.	70,899	1,093,659
Cheung Kong Infrastructure Holdings Ltd.	23,340	106,899
CLP Holdings Ltd.	97,064	787,971
Esprit Holdings Ltd.	56,757	270,174
Hang Lung Group Ltd.	38,739	254,678
Hang Lung Properties Ltd.	125,438	586,619
Hang Seng Bank Ltd.	38,174	627,655
Henderson Land Development Co., Ltd.	56,190	383,140
Hong Kong & China Gas Co., Ltd.	213,928	504,215
Hong Kong Exchanges and Clearing Ltd.	52,127	1,182,327
Hongkong Electric Holdings Ltd.	67,996	428,649
Hopewell Holdings Ltd.	26,851	84,289
Hutchison Whampoa Ltd.	108,571	1,117,445
Hysan Development Co., Ltd.	32,459	152,841
Kerry Properties Ltd.	38,232	199,207
Li & Fung Ltd.	113,519	658,670
Lifestyle International Holdings Ltd.	30,741	75,698
Link REIT (REIT)	117,686	365,649
Mongolia Energy Corp., Ltd.*	125,379	37,423
MTR Corp.	74,529	271,353
New World Development Ltd.	130,780	245,650
Noble Group Ltd.	142,979	241,761
NWS Holdings Ltd.	68,215	103,558
Orient Overseas International Ltd.	11,452	111,090
PCCW Ltd.	201,585	89,215
Shangri-La Asia Ltd.	66,332	180,064
Sino Land Co., Ltd.	90,038	168,427
SJM Holdings Ltd.	78,000	123,832
Sun Hung Kai Properties Ltd.	72,278	1,200,480
Swire Pacific Ltd., Class A	39,831	654,899
Wharf Holdings Ltd.	67,573	519,872
Wheelock & Co., Ltd.	47,116	190,639
Wing Hang Bank Ltd.	9,356	129,396
Yue Yuen Industrial Holdings Ltd.	39,199	140,955

		15,679,956

Ireland (0.2%)
Anglo Irish Bank Corp., Ltd.*†	67,703	—
Bank of Ireland*	174,402	87,395
CRH plc	35,310	731,364
Elan Corp. plc*	24,136	133,850
Experian plc	53,091	660,538
James Hardie Industries SE (CDI)*	20,482	142,034
Kerry Group plc, Class A	7,203	240,345
Shire plc	29,028	698,324

		2,693,850

	Number of Shares	Value (Note 1)

Israel (0.3%)
Bank Hapoalim B.M.*	52,841	$275,038
Bank Leumi Le-Israel B.M.	62,260	318,801
Bezeq Israeli Telecommunication Corp., Ltd.	90,146	274,871
Cellcom Israel Ltd.	2,420	78,564
Delek Group Ltd.	233	60,015
Elbit Systems Ltd.	1,128	60,175
Israel Chemicals Ltd.	22,606	387,522
Israel Corp., Ltd.*	132	160,141
Israel Discount Bank Ltd., Class A*	37,255	84,988
Makhteshim-Agan Industries Ltd.*	13,228	67,808
Mizrahi Tefahot Bank Ltd.	5,929	65,163
NICE Systems Ltd.*	2,765	97,400
Partner Communications Co., Ltd.	4,173	84,671
Teva Pharmaceutical Industries Ltd.	47,486	2,489,051

		4,504,208

Italy (1.5%)
A2A S.p.A.	56,836	78,152
Assicurazioni Generali S.p.A.	59,271	1,125,487
Atlantia S.p.A.	12,732	259,800
Autogrill S.p.A.*	5,993	84,649
Banca Carige S.p.A.	36,766	77,036
Banca Monte dei Paschi di Siena S.p.A.*	106,148	120,711
Banco Popolare S.c.a.r.l.	31,411	142,294
Enel Green Power S.p.A.*	76,766	162,183
Enel S.p.A.	336,114	1,679,818
ENI S.p.A.	131,861	2,879,204
Exor S.p.A.	3,044	100,391
Fiat S.p.A.	38,340	790,537
Finmeccanica S.p.A.	19,492	221,531
Intesa Sanpaolo S.p.A. (BATS Europe Exchange)	51,955	123,789
Intesa Sanpaolo S.p.A. (XetraIntlMkt Exchange)	387,052	1,049,952
Luxottica Group S.p.A.	6,176	188,168
Mediaset S.p.A.	37,729	228,264
Mediobanca S.p.A.	24,855	221,203
Parmalat S.p.A.	89,813	246,035
Pirelli & C. S.p.A.	12,119	97,977
Prysmian S.p.A.	9,060	154,363
Saipem S.p.A.	172,447	8,489,444
Snam Rete Gas S.p.A.	69,146	343,727
Telecom Italia S.p.A.	486,707	628,924
Telecom Italia S.p.A. (RNC)	299,770	325,273
Terna Rete Elettrica Nazionale S.p.A.	63,716	269,054
UniCredit S.p.A.	691,154	1,429,716
Unione di Banche Italiane S.c.p.A.	30,292	265,139

		21,782,821

Japan (8.7%)
77 Bank Ltd.	17,459	92,682
ABC-Mart, Inc.	1,240	44,291
Advantest Corp.	7,298	165,124

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/INTERNATIONAL CORE PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2010

	Number of Shares	Value (Note 1)

Aeon Co., Ltd.	30,652	$383,575
Aeon Credit Service Co., Ltd.	3,838	54,268
Aeon Mall Co., Ltd.	4,362	117,122
Air Water, Inc.	7,000	89,408
Aisin Seiki Co., Ltd.	10,038	355,206
Ajinomoto Co., Inc.	34,168	356,031
Alfresa Holdings Corp.	1,866	82,854
All Nippon Airways Co., Ltd.*	41,302	154,139
Amada Co., Ltd.	17,148	139,609
Aozora Bank Ltd.	26,918	55,699
Asahi Breweries Ltd.	19,987	387,234
Asahi Glass Co., Ltd.	49,752	581,533
Asahi Kasei Corp.	66,078	431,350
Asics Corp.	7,948	102,201
Astellas Pharma, Inc.	22,830	870,290
Bank of Kyoto Ltd.	17,082	162,004
Bank of Yokohama Ltd.	63,700	330,308
Benesse Holdings, Inc.	3,274	150,816
Bridgestone Corp.	33,264	642,828
Brother Industries Ltd.	11,715	173,727
Canon Marketing Japan, Inc.	2,562	36,478
Canon, Inc.	57,730	2,993,513
Casio Computer Co., Ltd.	11,727	94,608
Central Japan Railway Co.	75	628,156
Chiba Bank Ltd.	39,672	257,997
Chiyoda Corp.	8,000	79,616
Chubu Electric Power Co., Inc.	33,354	819,985
Chugai Pharmaceutical Co., Ltd.	11,647	213,746
Chugoku Bank Ltd.	9,511	115,153
Chugoku Electric Power Co., Inc.	14,662	297,971
Chuo Mitsui Trust Holdings, Inc.	49,871	207,002
Citizen Holdings Co., Ltd.	12,852	88,645
Coca-Cola West Co., Ltd.	2,048	37,106
Cosmo Oil Co., Ltd.	31,222	102,292
Credit Saison Co., Ltd.	7,516	123,585
Dai Nippon Printing Co., Ltd.	27,162	370,011
Daicel Chemical Industries Ltd.	14,955	109,229
Daido Steel Co., Ltd.	14,519	85,301
Daihatsu Motor Co., Ltd.	10,200	156,537
Dai-ichi Life Insurance Co., Ltd.	411	667,704
Daiichi Sankyo Co., Ltd.	33,487	732,928
Daikin Industries Ltd.	12,223	433,579
Dainippon Sumitomo Pharma Co., Ltd.	8,292	75,373
Daito Trust Construction Co., Ltd.	4,038	276,528
Daiwa House Industry Co., Ltd.	23,658	290,808
Daiwa Securities Group, Inc.	86,476	445,215
DeNA Co., Ltd.	3,600	129,119
Denki Kagaku Kogyo KK	24,718	117,516
Denso Corp.	24,412	842,498
Dentsu, Inc.	8,691	269,861
Dowa Holdings Co., Ltd.	14,392	94,481
East Japan Railway Co.	17,320	1,126,365
Eisai Co., Ltd.	13,054	472,703
Electric Power Development Co., Ltd.	5,803	182,045
Elpida Memory, Inc.*	8,239	95,897
FamilyMart Co., Ltd.	3,104	116,988

	Number of Shares	Value (Note 1)

FANUC Corp.	9,744	$1,496,584
Fast Retailing Co., Ltd.	2,716	432,539
Fuji Electric Holdings Co., Ltd.	21,288	66,337
Fuji Heavy Industries Ltd.	29,480	228,752
Fuji Media Holdings, Inc.	19	30,048
Fujifilm Holdings Corp.	23,368	845,036
Fujitsu Ltd.	92,742	645,390
Fukuoka Financial Group, Inc.	39,983	173,839
Furukawa Electric Co., Ltd.	34,288	154,146
Gree, Inc.	4,400	55,982
GS Yuasa Corp.	19,963	138,185
Gunma Bank Ltd.	20,274	111,371
Hachijuni Bank Ltd.	23,088	129,104
Hakuhodo DY Holdings, Inc.	986	56,532
Hamamatsu Photonics KK	3,400	124,291
Hankyu Hanshin Holdings, Inc.	60,448	280,686
Hino Motors Ltd.	12,830	69,531
Hirose Electric Co., Ltd.	1,566	176,486
Hiroshima Bank Ltd.	26,280	110,700
Hisamitsu Pharmaceutical Co., Inc.	3,667	154,467
Hitachi Chemical Co., Ltd.	4,988	103,274
Hitachi Construction Machinery Co., Ltd.	4,451	106,684
Hitachi High-Technologies Corp.	3,618	84,579
Hitachi Ltd.	232,211	1,238,421
Hitachi Metals Ltd.	8,386	100,706
Hokkaido Electric Power Co., Inc.	9,968	203,804
Hokuhoku Financial Group, Inc.	63,952	129,968
Hokuriku Electric Power Co.	8,738	214,710
Honda Motor Co., Ltd.	83,004	3,286,832
HOYA Corp.	22,002	534,400
Ibiden Co., Ltd.	5,934	187,251
Idemitsu Kosan Co., Ltd.	1,190	126,343
IHI Corp.	67,834	151,225
INPEX Corp.	110	644,230
Isetan Mitsukoshi Holdings Ltd.	18,448	214,496
Isuzu Motors Ltd.	61,138	277,866
Ito En Ltd.	2,711	45,078
ITOCHU Corp.	75,032	759,654
ITOCHU Techno-Solutions Corp.	1,534	57,532
Iyo Bank Ltd.	11,578	92,692
J. Front Retailing Co., Ltd.	25,068	137,088
Japan Petroleum Exploration Co.	1,310	49,857
Japan Prime Realty Investment Corp. (REIT)	32	98,534
Japan Real Estate Investment Corp. (REIT)	25	259,268
Japan Retail Fund Investment Corp. (REIT)	84	161,089
Japan Steel Works Ltd.	15,022	156,899
Japan Tobacco, Inc.	227	840,171
JFE Holdings, Inc.	23,176	807,264
JGC Corp.	10,326	224,733
Joyo Bank Ltd.	33,480	147,215
JS Group Corp.	13,123	288,839
JSR Corp.	9,518	177,605

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/INTERNATIONAL CORE PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2010

	Number of Shares	Value (Note 1)

JTEKT Corp.	12,282	$144,921
Jupiter Telecommunications Co., Ltd.	131	137,793
JX Holdings, Inc.	112,078	760,623
Kajima Corp.	43,739	116,364
Kamigumi Co., Ltd.	10,704	89,914
Kaneka Corp.	16,644	115,415
Kansai Electric Power Co., Inc.	38,623	953,325
Kansai Paint Co., Ltd.	12,452	120,548
Kao Corp.	26,967	726,737
Kawasaki Heavy Industries Ltd.	73,840	248,286
Kawasaki Kisen Kaisha Ltd.	36,162	159,008
KDDI Corp.	146	843,380
Keikyu Corp.	23,466	207,231
Keio Corp.	31,347	213,896
Keisei Electric Railway Co., Ltd.	13,955	93,159
Keyence Corp.	2,049	593,577
Kikkoman Corp.	6,823	76,474
Kinden Corp.	7,696	71,092
Kintetsu Corp.	85,980	268,985
Kirin Holdings Co., Ltd.	41,991	589,084
Kobe Steel Ltd.	129,095	327,547
Koito Manufacturing Co., Ltd.	5,000	78,212
Komatsu Ltd.	48,172	1,457,798
Konami Corp.	5,188	110,291
Konica Minolta Holdings, Inc.	22,936	238,428
Kubota Corp.	59,508	563,637
Kuraray Co., Ltd.	18,092	259,380
Kurita Water Industries Ltd.	5,814	183,178
Kyocera Corp.	8,204	837,679
Kyowa Hakko Kirin Co., Ltd.	13,267	136,608
Kyushu Electric Power Co., Inc.	19,588	439,095
Lawson, Inc.	3,080	152,312
Mabuchi Motor Co., Ltd.	1,552	79,999
Makita Corp.	5,746	234,964
Marubeni Corp.	81,668	574,362
Marui Group Co., Ltd.	11,386	92,838
Maruichi Steel Tube Ltd.	2,816	59,830
Matsui Securities Co., Ltd.	4,464	31,780
Mazda Motor Corp.	71,679	205,705
McDonald’s Holdings Co. Japan Ltd.	2,880	72,222
Medipal Holdings Corp.	7,522	82,919
MEIJI Holdings Co., Ltd.	3,734	168,787
Minebea Co., Ltd.	19,711	124,301
Miraca Holdings, Inc.	2,700	108,745
Mitsubishi Chemical Holdings Corp.	64,859	440,169
Mitsubishi Corp.	68,984	1,867,555
Mitsubishi Electric Corp.	97,371	1,021,802
Mitsubishi Estate Co., Ltd.	60,011	1,113,149
Mitsubishi Gas Chemical Co., Inc.	19,711	140,082
Mitsubishi Heavy Industries Ltd.	151,256	568,211
Mitsubishi Logistics Corp.	6,008	80,067
Mitsubishi Materials Corp.*	57,819	184,445
Mitsubishi Motors Corp.*	204,218	296,807
Mitsubishi Tanabe Pharma Corp.	11,890	200,778
Mitsubishi UFJ Financial Group, Inc.	651,116	3,520,630

	Number of Shares	Value (Note 1)

Mitsubishi UFJ Lease & Finance Co., Ltd.	2,930	$116,204
Mitsui & Co., Ltd.	89,454	1,477,495
Mitsui Chemicals, Inc.	44,288	158,736
Mitsui Engineering & Shipbuilding Co., Ltd.	36,858	97,604
Mitsui Fudosan Co., Ltd.	42,427	846,032
Mitsui Mining & Smelting Co., Ltd.	30,162	99,562
Mitsui O.S.K. Lines Ltd.	56,575	386,040
Mitsumi Electric Co., Ltd.	4,800	88,326
Mizuho Financial Group, Inc.	1,046,637	1,972,354
Mizuho Securities Co., Ltd.	28,222	80,992
Mizuho Trust & Banking Co., Ltd.*	72,588	75,100
MS&AD Insurance Group Holdings, Inc.	27,198	681,709
Murata Manufacturing Co., Ltd.	10,171	712,809
Nabtesco Corp.	4,700	100,264
Namco Bandai Holdings, Inc.	10,719	115,125
NEC Corp.	135,742	407,945
NGK Insulators Ltd.	12,267	200,194
NGK Spark Plug Co., Ltd.	8,948	137,322
NHK Spring Co., Ltd.	8,075	87,821
Nidec Corp.	5,446	550,704
Nikon Corp.	15,459	313,597
Nintendo Co., Ltd.	5,039	1,478,992
Nippon Building Fund, Inc. (REIT)	27	277,017
Nippon Electric Glass Co., Ltd.	18,022	260,153
Nippon Express Co., Ltd.	45,427	204,782
Nippon Meat Packers, Inc.	9,075	118,593
Nippon Paper Group, Inc.	4,730	124,090
Nippon Sheet Glass Co., Ltd.	50,414	135,986
Nippon Steel Corp.	257,567	926,340
Nippon Telegraph & Telephone Corp.	26,187	1,185,333
Nippon Yusen KK	78,442	347,815
Nishi-Nippon City Bank Ltd.	35,480	107,939
Nissan Chemical Industries Ltd.	6,296	81,656
Nissan Motor Co., Ltd.	126,648	1,205,800
Nisshin Seifun Group, Inc.	9,638	122,389
Nisshin Steel Co., Ltd.	31,672	70,608
Nisshinbo Holdings, Inc.	6,134	67,241
Nissin Food Holdings Co., Ltd.	3,106	111,325
Nitori Holdings Co., Ltd.	1,925	168,340
Nitto Denko Corp.	8,611	405,679
NKSJ Holdings, Inc.*	69,619	512,774
NOK Corp.	5,364	111,786
Nomura Holdings, Inc.	179,308	1,137,377
Nomura Real Estate Holdings, Inc.	4,575	83,341
Nomura Real Estate Office Fund, Inc. (REIT)	12	86,612
Nomura Research Institute Ltd.	5,588	124,438
NSK Ltd.	20,970	189,580
NTN Corp.	25,214	133,849
NTT Data Corp.	68	235,433
NTT DoCoMo, Inc.	784	1,369,272
NTT Urban Development Corp.	53	52,223
Obayashi Corp.	33,666	155,082

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/INTERNATIONAL CORE PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2010

	Number of Shares	Value (Note 1)

Obic Co., Ltd.	348	$71,666
Odakyu Electric Railway Co., Ltd.	32,103	298,927
OJI Paper Co., Ltd.	43,612	211,104
Olympus Corp.	10,452	316,431
Omron Corp.	10,144	268,749
Ono Pharmaceutical Co., Ltd.	4,475	208,896
Oracle Corp. Japan	1,940	95,339
Oriental Land Co., Ltd.	2,486	230,259
ORIX Corp.	5,241	515,773
Osaka Gas Co., Ltd.	100,868	391,346
Otsuka Corp.	739	50,426
Otsuka Holdings Co., Ltd.*	12,800	315,310
Panasonic Corp.	99,086	1,407,146
Rakuten, Inc.	343	287,277
Resona Holdings, Inc.	32,202	193,156
Ricoh Co., Ltd.	33,480	490,716
Rinnai Corp.	1,584	96,769
Rohm Co., Ltd.	4,726	308,508
Sankyo Co., Ltd.	2,798	158,010
Santen Pharmaceutical Co., Ltd.	4,131	143,483
Sapporo Hokuyo Holdings, Inc.	15,440	72,265
Sapporo Holdings Ltd.	12,704	57,582
SBI Holdings, Inc.	992	150,529
Secom Co., Ltd.	10,327	489,067
Sega Sammy Holdings, Inc.	9,875	187,916
Seiko Epson Corp.	6,722	122,534
Sekisui Chemical Co., Ltd.	22,214	159,512
Sekisui House Ltd.	28,970	292,947
Senshu Ikeda Holdings, Inc.	23,200	33,147
Seven & I Holdings Co., Ltd.	37,912	1,013,290
Seven Bank Ltd.	28	59,283
Sharp Corp.	49,938	514,818
Shikoku Electric Power Co., Inc.	8,943	263,036
Shimadzu Corp.	13,140	102,123
Shimamura Co., Ltd.	1,146	106,286
Shimano, Inc.	3,436	174,784
Shimizu Corp.	30,910	132,107
Shin-Etsu Chemical Co., Ltd.	21,064	1,141,540
Shinko Electric Industries Co., Ltd.	2,406	26,967
Shinsei Bank Ltd.*	64,173	83,783
Shionogi & Co., Ltd.	15,807	312,090
Shiseido Co., Ltd.	17,022	371,930
Shizuoka Bank Ltd.	30,724	283,437
Showa Denko KK	76,382	172,163
Showa Shell Sekiyu KK	9,875	90,491
SMC Corp.	2,648	453,673
Softbank Corp.	41,272	1,428,939
Sojitz Corp.	62,842	137,774
Sony Corp.	50,864	1,833,710
Sony Financial Holdings, Inc.	46	186,119
Square Enix Holdings Co., Ltd.	3,024	53,634
Stanley Electric Co., Ltd.	7,084	132,361
Sumco Corp.*	4,852	69,323
Sumitomo Chemical Co., Ltd.	76,158	375,209
Sumitomo Corp.	56,328	797,153
Sumitomo Electric Industries Ltd.	37,060	514,887
Sumitomo Heavy Industries Ltd.	25,784	165,775
Sumitomo Metal Industries Ltd.	164,920	406,257

	Number of Shares	Value (Note 1)

Sumitomo Metal Mining Co., Ltd.	26,784	$468,118
Sumitomo Mitsui Financial Group, Inc.	68,368	2,435,278
Sumitomo Realty & Development Co., Ltd.	18,526	442,443
Sumitomo Rubber Industries Ltd.	8,836	92,289
Sumitomo Trust & Banking Co., Ltd.	74,092	467,239
Suruga Bank Ltd.	10,890	101,402
Suzuken Co., Ltd.	3,806	116,257
Suzuki Motor Corp.	16,936	417,194
Sysmex Corp.	1,700	117,884
T&D Holdings, Inc.	13,584	344,661
Taisei Corp.	53,183	124,458
Taisho Pharmaceutical Co., Ltd.	7,571	165,706
Taiyo Nippon Sanso Corp.	15,392	135,929
Takashimaya Co., Ltd.	11,955	102,484
Takeda Pharmaceutical Co., Ltd.	38,523	1,895,546
TDK Corp.	6,171	429,439
Teijin Ltd.	48,250	206,217
Terumo Corp.	8,850	498,146
THK Co., Ltd.	6,208	142,756
Tobu Railway Co., Ltd.	40,991	230,224
Toho Co., Ltd.	6,046	97,105
Toho Gas Co., Ltd.	18,592	92,971
Tohoku Electric Power Co., Inc.	22,259	496,228
Tokio Marine Holdings, Inc.	36,815	1,100,505
Tokuyama Corp.	15,452	79,934
Tokyo Electric Power Co., Inc.	72,758	1,777,055
Tokyo Electron Ltd.	8,536	540,400
Tokyo Gas Co., Ltd.	128,711	570,710
Tokyo Steel Manufacturing Co., Ltd.	4,576	49,936
Tokyo Tatemono Co., Ltd.	22,392	103,700
Tokyu Corp.	61,011	279,543
Tokyu Land Corp.	23,592	118,556
TonenGeneral Sekiyu KK	15,830	173,138
Toppan Printing Co., Ltd.	29,910	273,349
Toray Industries, Inc.	73,774	440,699
Toshiba Corp.	204,683	1,114,298
Tosoh Corp.	24,095	78,348
TOTO Ltd.	14,267	103,501
Toyo Seikan Kaisha Ltd.	7,804	148,506
Toyo Suisan Kaisha Ltd.	4,756	105,852
Toyoda Gosei Co., Ltd.	2,942	69,102
Toyota Boshoku Corp.	2,992	52,809
Toyota Industries Corp.	9,218	286,225
Toyota Motor Corp.	140,436	5,569,700
Toyota Tsusho Corp.	10,914	192,228
Trend Micro, Inc.	4,482	148,001
Tsumura & Co.	3,004	97,272
Ube Industries Ltd.	50,123	150,634
Unicharm Corp.	6,394	254,374
UNY Co., Ltd.	9,311	94,154
Ushio, Inc.	6,064	115,619
USS Co., Ltd.	1,211	99,040
West Japan Railway Co.	90	336,433
Yahoo! Japan Corp.	766	297,192

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/INTERNATIONAL CORE PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2010

	Number of Shares	Value (Note 1)

Yakult Honsha Co., Ltd.	4,907	$141,366
Yamada Denki Co., Ltd.	4,182	285,359
Yamaguchi Financial Group, Inc.	10,763	108,969
Yamaha Corp.	8,179	101,545
Yamaha Motor Co., Ltd.*	13,532	220,505
Yamato Holdings Co., Ltd.	20,936	298,091
Yamato Kogyo Co., Ltd.	2,054	62,108
Yamazaki Baking Co., Ltd.	5,571	67,176
Yaskawa Electric Corp.	13,140	124,295
Yokogawa Electric Corp.	10,503	83,569

		124,340,557

Luxembourg (1.2%)
ArcelorMittal S.A.	43,725	1,658,235
Millicom International Cellular S.A. (SDR)	4,057	389,676
SES S.A. (FDR)	15,244	362,902
Tenaris S.A.	23,548	577,423
Tenaris S.A. (ADR)	281,695	13,797,421

		16,785,657

Macau (0.0%)
Sands China Ltd.*	121,467	266,912
Wynn Macau Ltd.	77,600	173,714

		440,626

Mauritius (0.0%)
Essar Energy plc*	16,162	146,149

Mexico (0.0%)
Fresnillo plc	9,222	239,825

Netherlands (2.8%)
Aegon N.V.*	80,989	495,240
Akzo Nobel N.V.	11,778	731,625
ASML Holding N.V.	22,095	853,288
Core Laboratories N.V.	51,400	4,577,170
Corio N.V. (REIT)	3,047	195,503
Delta Lloyd N.V.	3,644	73,456
European Aeronautic Defence and Space Co. N.V.*	21,284	496,025
Fugro N.V. (CVA)	3,430	281,886
Heineken Holding N.V.	5,973	259,605
Heineken N.V.	13,126	643,553
ING Groep N.V. (CVA)*	193,803	1,885,367
Koninklijke (Royal) KPN N.V.	80,198	1,170,281
Koninklijke Ahold N.V.	61,083	806,131
Koninklijke Boskalis Westminster N.V.	3,483	166,160
Koninklijke DSM N.V.	7,735	440,377
Koninklijke Philips Electronics N.V.	49,771	1,524,386
Koninklijke Vopak N.V.	3,562	168,262
QIAGEN N.V.*	12,456	243,516
Randstad Holding N.V.*	5,418	285,983
Reed Elsevier N.V.	35,173	435,094
Royal Dutch Shell plc, Class A	180,568	6,020,381
Royal Dutch Shell plc, Class B	137,305	4,527,628
SBM Offshore N.V.	8,638	193,518
TNT N.V.	18,623	491,497
Unilever N.V. (N.Y. Shares) (ADR)	99,540	3,125,556

	Number of Shares	Value (Note 1)

Unilever N.V. (CVA)	293,536	$9,139,475
Wolters Kluwer N.V.	14,914	326,845

		39,557,808

New Zealand (0.0%)
Auckland International Airport Ltd.	48,063	81,643
Contact Energy Ltd.*	16,256	78,913
Fletcher Building Ltd.	30,818	183,943
Sky City Entertainment Group Ltd.	29,859	75,382
Telecom Corp. of New Zealand Ltd.	98,532	166,604

		586,485

Norway (0.3%)
Aker Solutions ASA	8,136	138,387
DnB NOR ASA	50,235	705,092
Norsk Hydro ASA	47,373	345,938
Orkla ASA	38,114	370,359
Renewable Energy Corp. ASA*	30,435	92,791
Statoil ASA	56,920	1,352,021
Telenor ASA	41,976	681,969
Yara International ASA	9,326	539,417

		4,225,974

Portugal (0.1%)
Banco Comercial Portugues S.A. (Registered)	149,603	116,350
Banco Espirito Santo S.A. (Registered)	27,574	106,120
Brisa Auto-Estradas de Portugal S.A.	10,862	75,753
Cimpor Cimentos de Portugal SGPS S.A.	12,700	86,043
EDP - Energias de Portugal S.A.	96,160	320,090
Galp Energia SGPS S.A., Class B	11,588	222,056
Jeronimo Martins SGPS S.A.	11,352	172,934
Portugal Telecom SGPS S.A. (Registered)	30,923	346,282

		1,445,628

Singapore (0.7%)
Ascendas Real Estate Investment Trust (REIT)	77,522	125,040
CapitaLand Ltd.	134,502	388,828
CapitaMall Trust (REIT)	115,267	175,144
CapitaMalls Asia Ltd.	76,421	115,523
City Developments Ltd.	26,280	257,199
ComfortDelGro Corp., Ltd.	97,550	117,819
Cosco Corp. (Singapore) Ltd.	50,056	83,469
DBS Group Holdings Ltd.	87,795	979,643
Fraser and Neave Ltd.	47,620	237,849
Genting Singapore plc*	302,261	515,800
Global Logistic Properties Ltd.*	81,000	136,331
Golden Agri-Resources Ltd.	333,537	207,916
Jardine Cycle & Carriage Ltd.	5,449	155,401
Keppel Corp., Ltd.	63,078	556,390
Keppel Land Ltd.	36,000	134,648
Neptune Orient Lines Ltd.*	48,991	83,220
Olam International Ltd.	62,924	153,957

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/INTERNATIONAL CORE PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2010

	Number of Shares	Value (Note 1)

Oversea-Chinese Banking Corp., Ltd.	124,922	$961,725
SembCorp Industries Ltd.	53,812	215,525
SembCorp Marine Ltd.	42,626	178,362
Singapore Airlines Ltd.	28,682	341,945
Singapore Exchange Ltd.	45,302	297,224
Singapore Press Holdings Ltd.	60,410	187,347
Singapore Technologies Engineering Ltd.	86,019	229,232
Singapore Telecommunications Ltd.	410,119	974,686
StarHub Ltd.	31,724	65,013
United Overseas Bank Ltd.	62,826	890,975
UOL Group Ltd.	22,532	83,396
Wilmar International Ltd.	94,455	414,370

		9,263,977

Spain (1.3%)
Abertis Infraestructuras S.A.	15,471	278,167
Acciona S.A.	1,292	91,504
Acerinox S.A.	4,854	85,134
ACS Actividades de Construccion y Servicios S.A.	7,421	347,828
Amadeus IT Holding S.A., Class A*	10,081	211,229
Banco Bilbao Vizcaya Argentaria S.A.	217,155	2,193,793
Banco de Sabadell S.A.	54,754	215,845
Banco de Valencia S.A.	10,663	46,737
Banco Popular Espanol S.A.	41,379	212,332
Banco Santander S.A.*†	10	106
Banco Santander S.A. (BATS Europe Exchange)	419,147	4,440,521
Banco Santander S.A. (Euro Comp Exchange)	815	8,710
Bankinter S.A.	14,664	81,439
Criteria Caixacorp S.A.	44,767	238,212
EDP Renovaveis S.A.*	11,379	65,947
Enagas S.A.	9,223	183,823
Ferrovial S.A.	22,263	221,192
Fomento de Construcciones y Contratas S.A.	3,128	82,178
Gas Natural SDG S.A.	16,193	248,629
Gestevision Telecinco S.A.	7,493	82,406
Grifols S.A.	6,910	94,185
Iberdrola Renovables S.A.	45,836	162,682
Iberdrola S.A.	206,783	1,593,837
Iberia Lineas Aereas de Espana S.A.*	21,487	91,738
Inditex S.A.	11,074	829,142
Indra Sistemas S.A.	5,244	89,592
Mapfre S.A.	42,152	117,049
Red Electrica Corporacion S.A.	5,833	274,371
Repsol YPF S.A.	37,157	1,035,263
Telefonica S.A.	209,198	4,742,588
Zardoya Otis S.A.	7,258	102,226

		18,468,405

Sweden (1.3%)
Alfa Laval AB	18,097	381,278
Assa Abloy AB, Class B	15,976	450,135
Atlas Copco AB, Class A	34,484	870,092

	Number of Shares	Value (Note 1)

Atlas Copco AB, Class B	19,341	$437,395
Boliden AB	13,726	278,983
CDON Group AB*	2,525	11,676
Electrolux AB, Class B	12,557	356,603
Getinge AB, Class B	10,294	215,656
Hennes & Mauritz AB, Class B	52,532	1,749,596
Hexagon AB, Class B	12,738	273,107
Holmen AB, Class B	2,761	90,889
Husqvarna AB, Class B	21,265	177,534
Industrivarden AB, Class C	5,764	101,128
Investor AB, Class B	23,625	505,473
Kinnevik Investment AB, Class B	11,809	240,547
Modern Times Group AB, Class B	2,525	167,066
Nordea Bank AB	165,662	1,801,785
Ratos AB, Class B	5,246	194,220
Sandvik AB	50,528	984,919
Scania AB, Class B	16,397	377,155
Securitas AB, Class B	16,137	188,707
Skandinaviska Enskilda Banken AB, Class A	70,808	590,624
Skanska AB, Class B	19,425	384,996
SKF AB, Class B	19,939	568,021
SSAB AB, Class A	9,913	166,552
Svenska Cellulosa AB, Class B	29,443	464,914
Svenska Handelsbanken AB, Class A	24,505	782,991
Swedbank AB, Class A*	35,376	493,375
Swedish Match AB	11,640	336,965
Tele2 AB, Class B	16,143	335,070
Telefonaktiebolaget LM Ericsson, Class B	152,703	1,774,362
TeliaSonera AB	115,690	916,830
Volvo AB, Class B*	69,926	1,232,034

		17,900,678

Switzerland (10.0%)
ABB Ltd. (Registered)*	200,463	4,465,930
ABB Ltd. (ADR)*	147,692	3,315,685
Actelion Ltd. (Registered)*	5,431	297,398
Adecco S.A. (Registered)	5,992	392,524
Aryzta AG*	4,240	195,675
Baloise Holding AG (Registered)	2,719	264,630
Cie Financiere Richemont S.A., Class A	26,359	1,550,529
Credit Suisse Group AG (Registered)	57,413	2,313,099
Foster Wheeler AG*	188,355	6,502,015
GAM Holding Ltd.*	10,667	176,262
Geberit AG (Registered)	1,948	450,436
Givaudan S.A. (Registered)	420	453,241
Holcim Ltd. (Registered)	12,629	954,266
Julius Baer Group Ltd.	10,244	479,879
Kuehne + Nagel International AG (Registered)	2,876	399,872
Lindt & Spruengli AG	39	117,876
Lindt & Spruengli AG (Registered)	6	193,155
Logitech International S.A. (Registered)*	9,489	180,646

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/INTERNATIONAL CORE PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2010

	Number of Shares	Value (Note 1)

Lonza Group AG (Registered)	2,235	$179,159
Nestle S.A. (Registered)	323,662	18,952,401
Nestle S.A. (Registered) (ADR)	155,035	9,119,159
Noble Corp.	613,582	21,947,828
Novartis AG (Registered)	132,226	7,770,929
Novartis AG (ADR)	54,051	3,186,306
Pargesa Holding S.A.	1,393	118,293
Roche Holding AG	35,781	5,242,778
Schindler Holding AG	2,357	278,807
Schindler Holding AG (Registered)	1,116	133,562
SGS S.A. (Registered)	272	456,436
Sika AG	103	225,939
Sonova Holding AG (Registered)	2,255	291,100
STMicroelectronics N.V.	32,684	338,006
Straumann Holding AG (Registered)	334	76,445
Swatch Group AG	1,534	683,819
Swatch Group AG (Registered)	2,241	180,718
Swiss Life Holding AG (Registered)*	1,538	222,393
Swiss Reinsurance Co., Ltd. (Registered)	17,732	953,925
Swisscom AG (Registered)	1,172	515,304
Syngenta AG (Registered)	4,805	1,405,527
Syngenta AG (ADR)	58,884	3,461,201
Transocean Ltd. (BATS Europe Exchange)*	16,238	1,112,346
Transocean Ltd. (New York Exchange)*	292,477	20,330,076
UBS AG (Registered)*	185,400	3,043,733
Weatherford International Ltd.*	683,856	15,591,917
Xstrata plc	104,565	2,454,376
Zurich Financial Services AG	7,424	1,923,094

		142,898,695

United Kingdom (10.5%)
3i Group plc	50,206	257,137
Admiral Group plc	9,632	227,511
Aggreko plc	13,339	308,209
AMEC plc	17,167	307,798
Anglo American plc	67,207	3,495,018
Antofagasta plc	20,401	512,732
ARM Holdings plc	68,997	455,357
Associated British Foods plc	18,370	338,246
AstraZeneca plc	73,005	3,325,882
Autonomy Corp. plc*	11,130	261,159
Aviva plc	143,128	876,983
Babcock International Group plc	18,475	164,473
BAE Systems plc	173,870	894,566
Balfour Beatty plc	36,478	177,955
Barclays plc	582,222	2,375,108
BG Group plc	172,284	3,481,159
BHP Billiton plc	112,412	4,470,922
BP plc	957,777	6,951,919
British Airways plc*	29,880	126,947
British American Tobacco plc	293,434	11,270,339
British American Tobacco plc (ADR)	68,962	5,358,347
British Land Co. plc (REIT)	45,701	373,719

	Number of Shares	Value (Note 1)

British Sky Broadcasting Group plc	58,677	$673,317
BT Group plc, Class A	401,076	1,130,574
Bunzl plc	16,969	190,221
Burberry Group plc	22,437	393,192
Cable & Wireless Worldwide plc	133,096	136,334
Cairn Energy plc*	71,247	466,541
Capita Group plc	32,236	350,055
Capital Shopping Centres Group plc (REIT)	25,547	166,331
Carnival plc	9,314	433,030
Centrica plc	265,450	1,372,370
Cobham plc	59,222	187,898
Compass Group plc	95,946	869,114
Diageo plc	462,873	8,551,734
Diageo plc (ADR)	69,538	5,168,760
Eurasian Natural Resources Corp.	13,129	214,520
Firstgroup plc	25,618	159,085
G4S plc	73,203	290,577
GlaxoSmithKline plc	264,459	5,112,744
Hammerson plc (REIT)	36,342	236,389
Home Retail Group plc	45,397	133,417
HSBC Holdings plc	897,010	9,105,818
ICAP plc	26,868	224,111
Imperial Tobacco Group plc	51,617	1,583,769
Inmarsat plc	22,555	236,840
Intercontinental Hotels Group plc	14,998	290,655
International Power plc	78,760	537,350
Intertek Group plc	8,166	225,986
Invensys plc	41,729	230,441
Investec plc	25,930	213,053
ITV plc*	184,968	202,013
J Sainsbury plc	61,206	359,089
Johnson Matthey plc	11,106	352,887
Kazakhmys plc	11,072	278,614
Kingfisher plc	122,168	501,704
Land Securities Group plc (REIT)	39,112	411,002
Legal & General Group plc	303,260	457,446
Lloyds Banking Group plc*	2,078,921	2,129,498
London Stock Exchange Group plc	8,345	109,030
Lonmin plc*	7,934	243,192
Man Group plc	88,536	408,588
Marks & Spencer Group plc	81,711	470,090
National Grid plc	177,590	1,531,150
Next plc	9,289	286,029
Old Mutual plc	272,825	523,620
Pearson plc	41,951	659,291
Petrofac Ltd.	13,280	328,586
Prudential plc	131,002	1,364,358
Randgold Resources Ltd.	4,661	383,332
Reckitt Benckiser Group plc	31,339	1,722,337
Reed Elsevier plc	62,739	529,676
Resolution Ltd.	74,248	270,994
Rexam plc	45,364	235,309
Rio Tinto plc	273,965	19,163,584
Rio Tinto plc (ADR)	94,928	6,802,541
Rolls-Royce Group plc*	95,922	931,709

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/INTERNATIONAL CORE PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2010

	Number of Shares	Value (Note 1)

Rolls-Royce Group plc, Class C*†	6,139,008	$9,571
Royal Bank of Scotland Group plc*	874,665	532,794
RSA Insurance Group plc	176,528	344,581
SABMiller plc	48,511	1,706,670
Sage Group plc	67,945	289,621
Schroders plc	6,287	181,828
Scottish & Southern Energy plc	47,756	912,091
Segro plc (REIT)	38,932	173,842
Serco Group plc	25,382	219,828
Severn Trent plc	12,240	282,052
Smith & Nephew plc	45,817	483,246
Smiths Group plc	20,171	391,535
Standard Chartered plc	118,848	3,197,281
Standard Life plc	115,691	389,608
Tesco plc	410,782	2,721,913
Thomas Cook Group plc	44,403	131,327
TUI Travel plc	28,920	111,010
Tullow Oil plc	45,772	899,889
Unilever plc	65,362	2,000,413
United Utilities Group plc	35,269	325,528
Vedanta Resources plc	6,135	240,753
Vodafone Group plc	2,686,036	6,943,370
Weir Group plc	10,602	294,227
Whitbread plc	9,060	252,846
WM Morrison Supermarkets plc	108,900	454,347
Wolseley plc*	14,687	468,503
WPP plc	64,849	798,233

		150,308,288

United States (3.1%)
Bunge Ltd.	67,568	4,427,056
Cooper Industries plc	214,838	12,522,907
Schlumberger Ltd.	329,444	27,508,574
Synthes, Inc.	2,895	391,057

		44,849,594

Total Common Stocks (70.9%) (Cost $746,630,480)		1,013,042,828

INVESTMENT COMPANIES:
Exchange Traded Funds (ETFs) (9.8%)
iShares FTSE China 25 Index Fund	74,510	3,210,636
iShares MSCI Australia Index Fund	103,715	2,638,510
iShares MSCI Austria Investable Market Index Fund	168,037	3,752,266
iShares MSCI Belgium Investable Market Index Fund	160,197	2,103,387
iShares MSCI BRIC Index Fund	68,916	3,385,912
iShares MSCI Canada Index Fund	53,758	1,666,498
iShares MSCI EAFE Index Fund	717,266	41,766,399
iShares MSCI Emerging Markets Index Fund	107,332	5,111,150
iShares MSCI France Index Fund	107,167	2,620,233
iShares MSCI Germany Index Fund	374,110	8,956,193

	Number of Shares	Value (Note 1)

iShares MSCI Hong Kong Index Fund	51,177	$967,757
iShares MSCI Indonesia Investable Market Index Fund	19,700	573,270
iShares MSCI Israel Capped Investable Market Index Fund	9,500	574,940
iShares MSCI Italy Index Fund	309,848	5,075,310
iShares MSCI Japan Index Fund	1,192,780	13,013,230
iShares MSCI Malaysia Index Fund	12,062	173,452
iShares MSCI Mexico Investable Market Index Fund	12,448	770,780
iShares MSCI Netherlands Investable Market Index Fund	105,993	2,235,392
iShares MSCI Pacific ex-Japan Index Fund	109,292	5,134,538
iShares MSCI Singapore Index Fund	85,626	1,185,920
iShares MSCI South Korea Index Fund	9,600	587,424
iShares MSCI Spain Index Fund	51,821	1,903,904
iShares MSCI Sweden Index Fund	56,103	1,752,097
iShares MSCI Switzerland Index Fund	9,100	228,228
iShares MSCI Thailand Index Fund	1,618	104,765
iShares MSCI Turkey Index Fund	8,384	555,105
iShares S&P Europe 350 Index Fund	516,966	20,306,424
iShares S&P Latin America 40 Index Fund	13,447	724,255
SPDR DJ EURO Stoxx 50 Fund	159,464	5,874,654
SPDR S&P Emerging Asia Pacific ETF	27,979	2,371,220
SPDR S&P Emerging Europe ETF	20,067	994,264
Vanguard Emerging Markets ETF	6,000	288,900

Total Investment Companies (9.8%) (Cost $114,312,083)		140,607,013

	Number of Warrants	Value (Note 1)
WARRANT:
Singapore (0.0%)
Golden Agri-Resources Ltd., expiring 7/23/12* (Cost $—)	28,904	5,406

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/INTERNATIONAL CORE PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2010

	Number of Shares	Value (Note 1)

SHORT-TERM INVESTMENTS:
Short-Term Investment (0.4%)
BlackRock Liquidity Funds TempFund
0.17%‡	5,657,001	$5,657,001

	Principal Amount	Value (Note 1)
Time Deposit (0.2%)
JPMorgan Chase Nassau
0.000%, 1/3/11	$2,874,440	2,874,440

Total Short-Term Investments (0.6%) (Cost $8,531,441)		8,531,441

Total Investments (81.3%) (Cost $869,474,004)		1,162,186,688
Other Assets Less Liabilities (18.7%)		267,763,244

Net Assets (100%)		$1,429,949,932

*	Non-income producing.
†	Securities (totaling $9,677 or 0.0% of net assets) at fair value by management.
‡	Affiliated company as defined under the Investment Company Act of 1940.
(b)	Illiquid security.

Glossary:

ADR	— American Depositary Receipt
CDI	— Chess Depositary Interest
CVA	— Dutch Certification
FDR	— Finnish Depositary Receipt
PPS	— Price Protected Share
REIT	— Real Estate Investment Trust
RNC	— Risparmio Non-Convertible Savings Shares
SDR	— Swedish Certification
VVPR	— Verlaagde Vooheffing Precompte Reduit (Belgium Dividend Coupon)

Investments in companies which were affiliates for the year ended December 31, 2010, were as follows:

Securities	Market Value December 31, 2009	Purchases at Cost	Sales at Cost	Market Value December 31, 2010	Dividend Income	Realized Gain (Loss)
AXA Asia Pacific Holdings Ltd.	$—	$458,171	$153,657	$341,868	$4,944	$(7,055)
AXA S.A.	—	2,814,531	1,092,741	1,429,412	82,117	(128,524)
BlackRock Liquidity Funds TempFund	—	321,318,658	315,661,657	5,657,001	12,801	39

	$—	$324,591,360	$316,908,055	$7,428,281	$99,862	$(135,540)

At December 31, 2010, the Portfolio had the following futures contracts open: (Note 1)

Purchases	Number of Contracts	Expiration Date	Original Value	Value at 12/31/2010	Unrealized Appreciation/ (Depreciation)
DJ EURO Stoxx 50 Index	2,884	March-11	$109,820,279	$107,677,665	$(2,142,614)
E-Mini MSCI EAFE Index	4	March-11	327,386	332,200	4,814
FTSE 100 Index	736	March-11	66,927,358	67,622,033	694,675
SPI 200 Index	234	March-11	28,558,943	28,301,388	(257,555)
TOPIX Index	636	March-11	69,096,358	70,187,954	1,091,596

					$(609,084)

At December 31, 2010, the Portfolio had outstanding foreign currency contracts to buy/sell foreign currencies as follows: (Note 1)

Foreign Currency Buy Contracts	Counterparty	Local Contract Buy Amount (000’s)	U.S. $ Current Buy Value	U.S. $ Current Sell Value	Unrealized Appreciation/ (Depreciation)
European Union Euro vs. U.S. Dollar, expiring 3/18/11	Credit Suisse First Boston	17,600	$23,513,835	$23,453,584	$60,251
European Union Euro vs. U.S. Dollar, expiring 3/18/11	Deutsche Bank AG	960	1,282,573	1,257,741	24,832
Japanese Yen vs. U.S. Dollar, expiring 3/18/11	Deutsche Bank AG	6,400	78,888	76,461	2,427

					$87,510

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/INTERNATIONAL CORE PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2010

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2010:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with rules under the Investment Company Act of 1940. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Common Stocks
Consumer Discretionary	$—	$58,995,888	$—	$58,995,888
Consumer Staples	27,198,878	85,040,153	—	112,239,031
Energy	158,041,992	51,992,177	—	210,034,169
Financials	12,442,233	133,484,089	106	145,926,428
Health Care	3,186,306	47,637,591	—	50,823,897
Industrials	71,090,454	73,569,621	9,571	144,669,646
Information Technology	—	28,021,006	—	28,021,006
Materials	95,756,803	107,793,896	—	203,550,699
Telecommunication Services	—	30,432,185	—	30,432,185
Utilities	—	28,349,879	—	28,349,879
Forward Currency Contracts	—	87,510	—	87,510
Futures	1,791,085	—	—	1,791,085
Investment Companies
Exchange Traded Funds (ETFs)	140,607,013	—	—	140,607,013
Short-Term Investments	—	8,531,441	—	8,531,441
Warrants
Consumer Staples	—	5,406	—	5,406

Total Assets	$510,114,764	$653,940,842	$9,677	$1,164,065,283

Liabilities:
Futures	$(2,400,169)	$—	$—	$(2,400,169)

Total Liabilities	$(2,400,169)	$—	$—	$(2,400,169)

Total	$507,714,595	$653,940,842	$9,677	$1,161,665,114

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	Investments in Securities-Financials	Investments in Securities-Industrials
Balance as of 12/31/09	$—	$37,561
Total gains or losses (realized/unrealized) included in earnings	16,239	9,207
Purchases, sales, issuances, and settlements (net)	(16,133)	(37,197)
Transfers into Level 3	—	—
Transfers out of Level 3	—	—
Balance as of 12/31/10	$106	$9,571
The amount of total gains or losses for the year included in earnings attributable to the change in unrealized gains or losses relating to assets and liabilities still held at year ending 12/31/10.	$106	$9,571

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/INTERNATIONAL CORE PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2010

Fair Values of Derivative Instruments as of December 31, 2010:

Statement of Assets and Liabilities
Derivatives Not Accounted for as Hedging Instruments^	Asset Derivatives	Fair Value
Interest rate contracts	Receivables, Net Assets - Unrealized appreciation	$—	*
Foreign exchange contracts	Receivables	87,510
Credit contracts	Receivables	—
Equity contracts	Receivables, Net Assets - Unrealized appreciation	1,791,085	*
Commodity contracts	Receivables	—
Other contracts	Receivables	—

Total		$1,878,595

	Liability Derivatives
Interest rate contracts	Payables, Net Assets - Unrealized depreciation	$—	*
Foreign exchange contracts	Payables	—
Credit contracts	Payables	—
Equity contracts	Payables, Net Assets - Unrealized depreciation	(2,400,169	)*
Commodity contracts	Payables	—
Other contracts	Payables	—

Total		$(2,400,169)

*Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets & Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2010:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Options	Futures	Forward Currency Contracts	Swaps	Total
Interest rate contracts	$—	$—	$—	$—	$—
Foreign exchange contracts	—	—	2,898,728	—	2,898,728
Credit contracts	—	—	—	—	—
Equity contracts	—	13,541,274	—	—	13,541,274
Commodity contracts	—	—	—	—	—
Other contracts	—	—	—	—	—

Total	$—	$13,541,274	$2,898,728	$—	$16,440,002

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Options	Futures	Forward Currency Contracts	Swaps	Total
Interest rate contracts	$—	$—	$—	$—	$—
Foreign exchange contracts	—	—	723,468	—	723,468
Credit contracts	—	—	—	—	—
Equity contracts	—	(1,047,233)	—	—	(1,047,233)
Commodity contracts	—	—	—	—	—
Other contracts	—	—	—	—	—

Total	$—	$(1,047,233)	$723,468	$—	$(323,765)

The Portfolio held forward foreign currency contracts with an average settlement value of approximately $38,454,000 and futures contracts with an average notional balance of approximately $161,277,000 during the year ended December 31, 2010.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/INTERNATIONAL CORE PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2010

^ This Portfolio held forward foreign currency and futures contracts as a substitute for investing in conventional securities and hedging and in an attempt to enhance returns.

Investment security transactions for the year ended December 31, 2010 were as follows:

Cost of Purchases:
Stocks	$131,014,513
Net Proceeds of Sales and Redemptions:
Stocks	$364,890,801

As of December 31, 2010, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$267,044,291
Aggregate gross unrealized depreciation	(22,267,401)

Net unrealized appreciation	$244,776,890

Federal income tax cost of investments	$917,409,798

The Portfolio has a net capital loss carryforward of $351,234,238 of which $9,429,837 expires in the year 2016, $299,558,271 expires in the year 2017 and $42,246,130 expires in the year 2018.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/INTERNATIONAL CORE PLUS PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2010

ASSETS
Investments at value:
Affiliated Issuers (Cost $7,683,305)	$7,428,281
Unaffiliated Issuers (Cost $861,790,699)	1,154,758,407
Foreign cash (Cost $244,608,967)	252,668,275
Cash held as collateral at broker	19,476,425
Dividends, interest and other receivables	1,742,019
Receivable from Separate Accounts for Trust shares sold	289,949
Unrealized appreciation of forward foreign currency contracts	87,510
Receivable from investment sub-advisor	84

Total assets	1,436,450,950

LIABILITIES
Overdraft payable	2,637
Variation margin payable on futures contracts	3,391,211
Investment management fees payable	976,595
Payable for securities purchased	718,374
Payable to Separate Accounts for Trust shares redeemed	701,069
Distribution fees payable - Class IB	205,588
Administrative fees payable	190,144
Accrued expenses	315,400

Total liabilities	6,501,018

NET ASSETS	$1,429,949,932

Net assets were comprised of:
Paid in capital	$1,524,605,409
Accumulated undistributed net investment income (loss)	3,281,532
Accumulated undistributed net realized gains (losses) on investments, futures and foreign currency transactions	(398,264,371)
Net unrealized appreciation (depreciation) on investments, futures and foreign currency translations	300,327,362

Net assets	$1,429,949,932

Class IA
Net asset value, offering and redemption price per share, $445,819,872 / 46,404,533 shares outstanding (unlimited amount authorized: $0.01 par value)	$9.61

Class IB
Net asset value, offering and redemption price per share, $984,130,060 / 102,329,644 shares outstanding (unlimited amount authorized: $0.01 par value)	$9.62

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2010

INVESTMENT INCOME
Dividends ($99,862 of dividend income received from affiliates) (net of $2,081,055 foreign withholding tax)	$27,809,363
Interest	290,077

Total income	28,099,440

EXPENSES
Investment management fees	7,958,055
Distribution fees - Class IB	2,285,232
Administrative fees	2,124,409
Recoupment fees	772,229
Custodian fees	182,000
Printing and mailing expenses	121,932
Professional fees	30,811
Trustees’ fees	30,282
Miscellaneous	49,262

Gross expenses	13,554,212
Less: Reimbursement from sub-advisor	(5,396)
Fees paid indirectly	(19,774)

Net expenses	13,529,042

NET INVESTMENT INCOME (LOSS)	14,570,398

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Securities (($135,579) of realized gain (loss) from affiliates)	(49,703,007)
Foreign currency transactions	14,224,920
Futures	13,541,274
Net distributions of realized gain received from Underlying Portfolio (All realized gains received from affiliates)	39

Net realized gain (loss)	(21,936,774)

Change in unrealized appreciation (depreciation) on:
Securities	127,632,003
Foreign currency translations	8,837,683
Futures	(1,047,233)

Net change in unrealized appreciation (depreciation)	135,422,453

NET REALIZED AND UNREALIZED GAIN (LOSS)	113,485,679

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$128,056,077

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/INTERNATIONAL CORE PLUS PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2010	2009
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$14,570,398	$32,216,653
Net realized gain (loss) on investments, futures, foreign currency transactions and net distributions of realized gain received from Underlying Portfolios	(21,936,774)	(579,566,583)
Net change in unrealized appreciation (depreciation) on investments, futures and foreign currency translations	135,422,453	1,103,772,909

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	128,056,077	556,422,979

DIVIDENDS:
Dividends from net investment income
Class IA	(8,569,520)	(11,466,718)
Class IB	(16,510,126)	(24,363,207)

TOTAL DIVIDENDS	(25,079,646)	(35,829,925)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 7,517,621 and 19,478,311 shares, respectively ]	59,971,790	129,125,057
Capital shares issued in reinvestment of dividends [ 911,613 and 1,309,144 shares, respectively ]	8,569,520	11,466,718
Capital shares repurchased [ (7,175,553) and (159,588,981) shares, respectively ]	(64,576,210)	(1,290,719,894)

Total Class IA transactions	3,965,100	(1,150,128,119)

Class IB
Capital shares sold [ 11,528,589 and 20,308,212 shares, respectively ]	100,963,407	154,087,217
Capital shares issued in reinvestment of dividends [ 1,754,980 and 2,778,786 shares, respectively ]	16,510,126	24,363,207
Capital shares repurchased [ (16,290,671) and (15,025,143) shares, respectively ]	(142,218,321)	(112,612,999)

Total Class IB transactions	(24,744,788)	65,837,425

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(20,779,688)	(1,084,290,694)

TOTAL INCREASE (DECREASE) IN NET ASSETS	82,196,743	(563,697,640)
NET ASSETS:
Beginning of year	1,347,753,189	1,911,450,829

End of year (a)	$1,429,949,932	$1,347,753,189

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$3,281,532	$(848,380)

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/INTERNATIONAL CORE PLUS PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IA	2010	2009	2008		2007		2006
Net asset value, beginning of year	$8.95	$6.80	$12.76		$13.89		$12.47

Income (loss) from investment operations:
Net investment income (loss)	0.11 (e)	0.15 (e)	0.22	(e)	0.23		0.15	(e)
Net realized and unrealized gain (loss) on investments, futures and foreign currency transactions	0.74	2.26	(5.84)		1.79		2.26

Total from investment operations	0.85	2.41	(5.62)		2.02		2.41

Less distributions:
Dividends from net investment income	(0.19)	(0.26)	(0.16)		(0.10)		(0.19)
Distributions from net realized gains	—	—	(0.16)		(3.05)		(0.80)
Return of capital	—	—	(0.02)		—		—

Total dividends and distributions	(0.19)	(0.26)	(0.34)		(3.15)		(0.99)

Net asset value, end of year	$9.61	$8.95	$6.80		$12.76		$13.89

Total return	9.52%	35.55%	(44.67)%		15.54%		19.57%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$445,820	$404,122	$1,250,082		$723,648		$430,037
Ratio of expenses to average net assets:
After waivers and reimbursements (f)	0.85%	0.85%	0.85%		0.88%		0.95%
After waivers, reimbursements and fees paid indirectly (f)	0.85%	0.84%	0.83%		0.79%		0.95%
Before waivers, reimbursements and fees paid indirectly (f)	0.85%	0.85%	0.87%		0.90%		1.01%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (f)	1.30%	2.11%	2.22%		1.57%		1.08%
After waivers, reimbursements and fees paid indirectly (f)	1.30%	2.12%	2.24%		1.66%		1.08%
Before waivers, reimbursements and fees paid indirectly (f)	1.30%	2.11%	2.20%		1.55%		1.02%
Portfolio turnover rate	12%	17%	8%		95%		25%

	Year Ended December 31,
Class IB	2010	2009	2008		2007		2006
Net asset value, beginning of year	$8.96	$6.80	$12.77		$13.90		$12.48

Income (loss) from investment operations:
Net investment income (loss)	0.09 (e)	0.13 (e)	0.22	(e)	0.22		0.14	(e)
Net realized and unrealized gain (loss) on investments, futures and foreign currency transactions	0.73	2.27	(5.87)		1.76		2.24

Total from investment operations	0.82	2.40	(5.65)		1.98		2.38

Less distributions:
Dividends from net investment income	(0.16)	(0.24)	(0.14)		(0.06)		(0.16)
Distributions from net realized gains	—	—	(0.16)		(3.05)		(0.80)
Return of capital	—	—	(0.02)		—		—

Total dividends and distributions	(0.16)	(0.24)	(0.32)		(3.11)		(0.96)

Net asset value, end of year	$9.62	$8.96	$6.80		$12.77		$13.90

Total return	9.23%	35.34%	(44.86)%		15.20%		19.25%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$984,130	$943,631	$661,369		$1,193,151		$1,117,308
Ratio of expenses to average net assets:
After waivers and reimbursements (f)	1.10%	1.10%	1.10%		1.13	%(c)	1.20%
After waivers, reimbursements and fees paid indirectly (f)	1.10%	1.10%	1.09%		1.04%		1.20%
Before waivers, reimbursements and fees paid indirectly (f)	1.10%	1.10%	1.12	%(c)	1.15	%(c)	1.26	%(c)
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (f)	1.00%	1.63%	2.12%		1.49%		1.03%
After waivers, reimbursements and fees paid indirectly (f)	1.01%	1.64%	2.13%		1.60%		1.04%
Before waivers, reimbursements and fees paid indirectly (f)	1.00%	1.63%	2.10%		1.47%		0.98%
Portfolio turnover rate	12%	17%	8%		95%		25%
(c)	Reflects overall fund ratios for non-class specific expense.
(e)	Net investment income per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds.

See Notes to Financial Statements.

EQ/INTERNATIONAL GROWTH PORTFOLIO (Unaudited)

PORTFOLIO ADVISER

➢	MFS Investment Management

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/10
	1 Year	5 Years	10 Years	Since Incept.**
Portfolio – Class IA Shares*	15.28%	6.71%	2.28%	5.24%
Portfolio – Class IB Shares	14.96	6.58	2.22	5.20
MSCI AC World Index ex. U.S. Growth	14.45	5.25	4.39	—	***

*    Date of inception 9/26/08. Returns shown for Class IA shares prior to this period are derived from the historical performance of Class IB shares adjusted to reflect the 12b-1 fees, applicable to Class IB shares; Class IA shares are not subject to any 12b-1 fees.

**   Date of inception 11/18/94

***  Date of inception 12/31/98

      Returns for periods greater than one year are annualized

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned 14.96% for the year ended December 31, 2010. The Portfolio’s benchmark, the MSCI AC World Index ex. U.S. Growth, returned 14.45% over the same period.

Portfolio Highlights

What helped performance during the year:

•	Stock selection and an overweight position in the Retailing sector were the primary drivers of performance relative to the benchmark.

•

A key factor in positive relative results within the Retailing sector was an overweight position to luxury goods company LVMH Moët Hennessy Louis Vuitton (France). The Portfolio’s holdings of watch maker Swatch Group (Switzerland) and Hong Kong-based export trading company Li & Fung also helped relative returns.

•

Stock selection in the Financials sector benefited relative performance. The Portfolio’s holding of Peruvian financial services company Credicorp Ltd. was among the top relative contributors during the reporting period.

•

The Portfolio’s holdings of mining company Iluka Resources (Australia), diversified mining company Teck Corporation (Canada), Brazilian brewer Companhia de Bebidas das Americas, and digital products manufacturer ARM Holdings (United Kingdom) aided relative performance.

What hurt performance during the year:

•

Stock selection in the Energy sector detracted from relative performance. The Portfolio’s holdings of weak-performing oil and gas exploration company INPEX Corporation (Japan), integrated oil company Total S.A. (France), and Brazilian oil and gas exploration and production company Petróleo Brasileiro S.A. held back relative returns.

•

Other top relative detractors included the Portfolio’s holdings of investment bank and brokerage house Nomura Holdings (Japan), Hong Kong-headquartered retailer Esprit Holdings Ltd., stock exchange Deutsche Boerse AG (Germany), copy machine manufacturer Konica Minolta Holdings (Japan), and skin and beauty care products maker Beiersdorf AG (Germany).

•	Shares of paints, coatings, and specialty chemicals maker Akzo Nobel (Netherlands) and Japanese specialty chemicals manufacturer Shin-Etsu Chemical also hindered relative returns.

On or about May 1, 2011, the name of the Portfolio will be changed to EQ/MFS International Growth Portfolio.

Sector Weightings as of 12/31/10	% of Net Assets
Consumer Staples	15.3%
Financials	15.2
Information Technology	14.4
Materials	14.3
Health Care	10.5
Consumer Discretionary	10.4
Industrials	9.5
Energy	5.2
Telecommunication Services	3.6
Cash and Other	1.6

100.0%

EQ/INTERNATIONAL GROWTH PORTFOLIO (Unaudited)

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2010 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/10	Ending Account Value 12/31/10	Expenses Paid During Period* 7/1/10- 12/31/10
Class IA
Actual	$1,000.00	$1,268.70	$5.66
Hypothetical (5% average return before expenses)	1,000.00	1,020.21	5.04
Class IB
Actual	1,000.00	1,265.00	7.08
Hypothetical (5% average return before expenses)	1,000.00	1,018.95	6.31

*   Expenses are equal to the Portfolio’s Class IA and Class IB shares annualized expense ratios of 0.99% and 1.24%, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

EQ ADVISORS TRUST

EQ/INTERNATIONAL GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2010

	Number of Shares	Value (Note 1)

COMMON STOCKS:
Australia (5.7%)
BHP Billiton Ltd.	808,179	$37,403,898
Iluka Resources Ltd.*	1,461,917	13,666,573
Newcrest Mining Ltd.	116,842	4,832,823

		55,903,294

Austria (1.0%)
Erste Group Bank AG	218,814	10,274,976

Brazil (5.6%)
Banco Santander Brasil S.A. (ADR)	1,096,100	14,906,960
BM&F Bovespa S.A.	1,487,000	11,761,633
Cia de Bebidas das Americas (Preference) (ADR)	423,500	13,141,205
Diagnosticos da America S.A.	350,800	4,754,819
Fleury S.A.	248,800	3,994,289
Petroleo Brasileiro S.A. (ADR)	186,280	7,048,835

		55,607,741

Canada (3.4%)
Suncor Energy, Inc.	293,032	11,281,570
Teck Resources Ltd., Class B	361,577	22,469,921

		33,751,491

China (0.5%)
China Construction Bank Corp., Class H	5,406,940	4,848,494

Denmark (1.0%)
Novo Nordisk A/S, Class B	87,274	9,841,315

Finland (1.0%)
Kone Oyj, Class B	172,888	9,610,858

France (11.4%)
Air Liquide S.A.	76,816	9,714,722
Cie Generale d’Optique Essilor International S.A.	122,136	7,862,658
Danone S.A.	294,238	18,487,805
Dassault Systemes S.A.	85,077	6,414,299
LVMH Moet Hennessy Louis Vuitton S.A.	170,690	28,078,254
Pernod-Ricard S.A.	108,878	10,236,935
Publicis Groupe S.A.	181,673	9,468,016
Schneider Electric S.A.	148,500	22,225,342

		112,488,031

Germany (9.6%)
Bayer AG (Registered)	170,013	12,563,517
Beiersdorf AG	155,220	8,613,136
Deutsche Boerse AG	140,284	9,710,506
Fresenius Medical Care AG & Co. KGaA	163,677	9,455,334
Henkel AG & Co. KGaA (Preference)	125,572	7,808,660
Infineon Technologies AG*	776,736	7,227,262
Linde AG	106,106	16,100,192
Merck KGaA	66,102	5,286,676
SAP AG	151,960	7,736,744
Symrise AG	358,358	9,828,885

		94,330,912

	Number of Shares	Value (Note 1)

Greece (0.5%)
Coca Cola Hellenic Bottling Co. S.A.	175,223	$4,533,154

Hong Kong (4.0%)
China Unicom Hong Kong Ltd.	8,214,000	11,751,194
Dairy Farm International Holdings Ltd.	841,500	7,817,535
Esprit Holdings Ltd.	1,613,114	7,678,728
Li & Fung Ltd.	2,164,000	12,556,145

		39,803,602

India (0.7%)
Infosys Technologies Ltd. (ADR)	96,540	7,344,763

Indonesia (0.6%)
PT Bank Rakyat Indonesia (Persero) Tbk	5,424,500	6,321,559

Ireland (1.6%)
Accenture plc, Class A	333,760	16,184,022

Israel (2.0%)
NICE Systems Ltd. (ADR)*	221,210	7,720,229
Teva Pharmaceutical Industries Ltd. (ADR)	222,450	11,596,318

		19,316,547

Italy (1.6%)
Saipem S.p.A.	318,363	15,672,785

Japan (10.3%)
HOYA Corp.	298,600	7,252,607
INPEX Corp.	1,247	7,303,221
JGC Corp.	348,000	7,573,790
Keyence Corp.	15,900	4,606,084
Konica Minolta Holdings, Inc.	995,500	10,348,590
Lawson, Inc.	105,800	5,232,011
Nomura Holdings, Inc.	1,059,400	6,719,929
Santen Pharmaceutical Co., Ltd.	205,800	7,148,122
Shimano, Inc.	168,300	8,561,141
Shin-Etsu Chemical Co., Ltd.	248,900	13,488,853
Tokyo Electron Ltd.	123,900	7,843,897
Unicharm Corp.	228,400	9,086,488
Yahoo! Japan Corp.	15,818	6,137,049

		101,301,782

Mexico (0.6%)
Grupo Televisa S.A. (ADR)*	225,070	5,836,065

Netherlands (1.9%)
Akzo Nobel N.V.	221,437	13,755,203
Heineken N.V.	109,652	5,376,111

		19,131,314

Panama (0.9%)
Copa Holdings S.A., Class A	141,970	8,353,515

Peru (0.4%)
Credicorp Ltd.	32,110	3,818,200

Philippines (0.9%)
Philippine Long Distance Telephone Co.	154,640	9,015,078

Russia (1.1%)
Gazprom OAO (ADR)	415,190	10,483,547

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/INTERNATIONAL GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2010

	Number of Shares	Value (Note 1)

South Africa (1.0%)
MTN Group Ltd.	468,284	$9,555,482

South Korea (1.7%)
Amorepacific Corp.*	6,416	6,439,179
Samsung Electronics Co., Ltd.	12,394	10,363,826

		16,803,005

Spain (2.1%)
Amadeus IT Holding S.A., Class A*	361,451	7,573,549
Inditex S.A.	110,515	8,274,578
Telefonica S.A.	212,810	4,824,473

		20,672,600

Switzerland (9.2%)
Cie Financiere Richemont S.A., Class A	178,397	10,493,941
Credit Suisse Group AG (Registered)	267,802	10,789,413
Julius Baer Group Ltd.	219,156	10,266,345
Nestle S.A. (Registered)	307,334	17,996,296
Roche Holding AG	51,465	7,540,861
Schindler Holding AG	79,862	9,446,778
Sonova Holding AG (Registered)	101,567	13,111,377
Swatch Group AG	25,106	11,191,637

		90,836,648

Taiwan (3.6%)
Acer, Inc.	4,749,960	14,678,421
Taiwan Semiconductor Manufacturing Co., Ltd. (ADR)	1,672,418	20,972,122

		35,650,543

Turkey (1.0%)
Akbank TAS	1,761,900	9,790,869

United Kingdom (11.7%)
Aberdeen Asset Management plc	2,894,669	9,157,036
Capita Group plc	741,316	8,050,048
Diageo plc	671,404	12,404,414
Hays plc	4,384,951	8,812,348
HSBC Holdings plc	1,336,571	13,567,933
ICAP plc	648,794	5,411,711
Intertek Group plc	315,624	8,734,586
Michael Page International plc	1,259,966	10,902,492
Reckitt Benckiser Group plc	231,778	12,738,119
Standard Chartered plc	556,313	14,966,083
Tesco plc	1,641,340	10,875,806

		115,620,576

United States (1.0%)
Synthes, Inc.	74,504	10,064,016

Total Common Stocks (97.6%) (Cost $749,151,809)		962,766,784

	Number of Warrants	Value (Note 1)
WARRANT:
Luxembourg (0.8%)
HDFC Bank (Deutsche Bank AG/London), expiring 1/24/17*§ (Cost $6,554,772)	147,642	$7,630,331

	Principal Amount	Value (Note 1)
SHORT-TERM INVESTMENT:
Time Deposit (1.4%)
JPMorgan Chase Nassau 0.000%, 1/3/11 (Cost $14,287,955)	$14,287,955	14,287,955

Total Investments (99.8%) (Cost $769,994,536)		984,685,070
Other Assets Less Liabilities (0.2%)		2,088,500

Net Assets (100%)		$986,773,570

*	Non-income producing.
§	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold to qualified institutional buyers. At December 31, 2010, the market value of these securities amounted to $7,630,331 or 0.8% of net assets. Securities denoted with “§” but without “b” have been determined to be liquid under the guidelines established by the Board of Trustees. To the extent any securities might provide a right to demand registration, such rights have not been relied upon when determining liquidity.

Glossary:

ADR	— American Depositary Receipt

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/INTERNATIONAL GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2010

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2010:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with rules under the Investment Company Act of 1940. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Common Stocks
Consumer Discretionary	$5,836,065	$96,302,440	$—	$102,138,505
Consumer Staples	13,141,205	137,645,649	—	150,786,854
Energy	18,330,405	33,459,553	—	51,789,958
Financials	30,486,793	111,824,854	—	142,311,647
Health Care	20,345,426	82,873,876	—	103,219,302
Industrials	8,353,515	85,356,242	—	93,709,757
Information Technology	52,221,136	90,182,328	—	142,403,464
Materials	22,469,921	118,791,149	—	141,261,070
Telecommunication Services	—	35,146,227	—	35,146,227
Short-Term Investments	—	14,287,955	—	14,287,955
Warrants
Financials	—	7,630,331	—	7,630,331

Total Assets	$171,184,466	$813,500,604	$—	$984,685,070

Total Liabilities	$—	$—	$—	$—

Total	$171,184,466	$813,500,604	$—	$984,685,070

Fair Values of Derivative Instruments as of December 31, 2010:

Statement of Assets and Liabilities
Derivatives Not Accounted for as Hedging Instruments^	Asset Derivatives	Fair Value
Interest rate contracts	Receivables, Net Assets - Unrealized appreciation	$—	*
Foreign exchange contracts	Receivables	—
Credit contracts	Receivables	—
Equity contracts	Receivables, Net Assets - Unrealized appreciation	—	*
Commodity contracts	Receivables	—
Other contracts	Receivables	—

Total		$—

Liability Derivatives
Interest rate contracts	Payables, Net Assets - Unrealized depreciation	$—	*
Foreign exchange contracts	Payables	—
Credit contracts	Payables	—
Equity contracts	Payables, Net Assets - Unrealized depreciation	—	*
Commodity contracts	Payables	—
Other contracts	Payables	—

Total		$—

*Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets & Liabilities.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/INTERNATIONAL GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2010

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2010:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Options	Futures	Forward Currency Contracts	Swaps	Total
Interest rate contracts	$—	$—	$—	$—	$—
Foreign exchange contracts	—	—	82,079	—	82,079
Credit contracts	—	—	—	—	—
Equity contracts	—	—	—	—	—
Commodity contracts	—	—	—	—	—
Other contracts	—	—	—	—	—

Total	$—	$—	$82,079	$—	$82,079

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Options	Futures	Forward Currency Contracts	Swaps	Total
Interest rate contracts	$—	$—	$—	$—	$—
Foreign exchange contracts	—	—	—	—	—
Credit contracts	—	—	—	—	—
Equity contracts	—	—	—	—	—
Commodity contracts	—	—	—	—	—
Other contracts	—	—	—	—	—

Total	$—	$—	$—	$—	$—

The Portfolio held forward foreign currency contracts with an average settlement value of approximately $1,251,000 during the year ended December 31, 2010.

^This Portfolio held forward foreign currency contracts as a substitute for investing in conventional securities and hedging and in an attempt to enhance returns.

Investment security transactions for the year ended December 31, 2010 were as follows:

Cost of Purchases:
Stocks	$522,418,454
Net Proceeds of Sales and Redemptions:
Stocks	$411,099,401

As of December 31, 2010, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$204,798,189
Aggregate gross unrealized depreciation	(8,327,434)

Net unrealized appreciation	$196,470,755

Federal income tax cost of investments	$788,214,315

The Portfolio utilized net capital loss carryforward of $57,361,190 during 2010.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/INTERNATIONAL GROWTH PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2010

ASSETS
Investments at value (Cost $769,994,536)	$984,685,070
Cash	105,722
Foreign cash (Cost $27,500)	27,455
Receivable for securities sold	2,254,525
Dividends, interest and other receivables	1,427,419
Receivable from Separate Accounts for Trust shares sold	601,404
Other assets	1,381

Total assets	989,102,976

LIABILITIES
Payable for securities purchased	1,162,912
Investment management fees payable	695,556
Payable to Separate Accounts for Trust shares redeemed	215,054
Distribution fees payable - Class IB	107,863
Administrative fees payable	86,014
Trustees’ fees payable	373
Accrued expenses	61,634

Total liabilities	2,329,406

NET ASSETS	$986,773,570

Net assets were comprised of:
Paid in capital	$784,539,122
Accumulated undistributed net investment income (loss)	34,122
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions	(12,563,134)
Unrealized appreciation (depreciation) on investments and foreign currency translations	214,763,460

Net assets	$986,773,570

Class IA
Net asset value, offering and redemption price per share, $464,770,345 / 71,633,844 shares outstanding (unlimited amount authorized: $0.01 par value)	$6.49

Class IB
Net asset value, offering and redemption price per share, $522,003,225 / 80,313,735 shares outstanding (unlimited amount authorized: $0.01 par value)	$6.50

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2010

INVESTMENT INCOME
Dividends (net of $1,712,836 foreign withholding tax)	$18,220,679
Interest	115,311

Total income	18,335,990

EXPENSES
Investment management fees	6,961,811
Distribution fees - Class IB	1,052,596
Administrative fees	868,837
Custodian fees	149,000
Printing and mailing expenses	77,731
Professional fees	35,575
Trustees’ fees	18,049
Miscellaneous	30,565

Total expenses	9,194,164

NET INVESTMENT INCOME (LOSS)	9,141,826

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Securities	70,856,600
Foreign currency transactions	(516,688)

Net realized gain (loss)	70,339,912

Change in unrealized appreciation (depreciation) on:
Securities	48,037,776
Foreign currency translations	33,604

Net change in unrealized appreciation (depreciation)	48,071,380

NET REALIZED AND UNREALIZED GAIN (LOSS)	118,411,292

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$127,553,118

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/INTERNATIONAL GROWTH PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2010	2009
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$9,141,826	$8,441,176
Net realized gain (loss) on investments and foreign currency transactions	70,339,912	(30,789,147)
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	48,071,380	259,943,462

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	127,553,118	237,595,491

DIVIDENDS:
Dividends from net investment income
Class IA	(4,786,379)	(4,545,622)
Class IB	(4,050,096)	(3,749,962)

TOTAL DIVIDENDS	(8,836,475)	(8,295,584)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 11,697,072 and 62,600,811 shares, respectively ]	63,493,944	226,638,972
Capital shares issued in reinvestment of dividends [ 757,463 and 818,635 shares, respectively ]	4,786,379	4,545,622
Capital shares repurchased [ (6,352,460) and (3,182,124) shares, respectively ]	(36,742,244)	(15,562,167)

Total Class IA transactions	31,538,079	215,622,427

Class IB
Capital shares sold [ 27,975,223 and 24,916,094 shares, respectively ]	163,485,777	119,049,022
Capital shares issued in reinvestment of dividends [ 640,293 and 674,350 shares, respectively ]	4,050,096	3,749,962
Capital shares repurchased [ (16,385,566) and (15,390,436) shares, respectively ]	(92,036,547)	(71,722,582)

Total Class IB transactions	75,499,326	51,076,402

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	107,037,405	266,698,829

TOTAL INCREASE (DECREASE) IN NET ASSETS	225,754,048	495,998,736
NET ASSETS:
Beginning of year	761,019,522	265,020,786

End of year (a)	$986,773,570	$761,019,522

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$34,122	$245,459

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/INTERNATIONAL GROWTH PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,		September 26, 2008* to December 31, 2008
Class IA	2010	2009
Net asset value, beginning of period	$5.69	$4.19	$5.43

Income (loss) from investment operations:
Net investment income (loss)	0.07 (e)	0.09 (e)	—	#(e)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	0.80	1.48	(1.18)

Total from investment operations	0.87	1.57	(1.18)

Less distributions:
Dividends from net investment income	(0.07)	(0.07)	(0.06)
Distributions from net realized gains	—	—	—

Total dividends and distributions	(0.07)	(0.07)	(0.06)

Net asset value, end of period	$6.49	$5.69	$4.19

Total return (b)	15.28%	37.52%	(21.75)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$464,770	$372,913	$22,175
Ratio of expenses to average net assets (a)	0.99%	1.07%	1.12	%(c)
Ratio of net investment income to average net assets (a)	1.23%	1.74%	0.02%
Portfolio turnover rate	52%	57%	71%

	Year Ended December 31,
Class IB	2010	2009		2008	2007	2006
Net asset value, beginning of year	$5.70	$4.20		$7.24	$6.50	$5.21

Income (loss) from investment operations:
Net investment income (loss)	0.06 (e)	0.06	(e)	0.06 (e)	0.04 (e)	0.06 (e)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	0.79	1.50		(2.93)	1.00	1.28

Total from investment operations	0.85	1.56		(2.87)	1.04	1.34

Less distributions:
Dividends from net investment income	(0.05)	(0.06)		(0.06)	(0.04)	(0.05)
Distributions from net realized gains	—	—		(0.11)	(0.26)	—

Total dividends and distributions	(0.05)	(0.06)		(0.17)	(0.30)	(0.05)

Net asset value, end of year	$6.50	$5.70		$4.20	$7.24	$6.50

Total return	14.96%	37.08%		(40.19)%	16.14%	25.65%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$522,003	$388,106		$242,846	$361,284	$164,899
Ratio of expenses to average net assets	1.24%	1.32	%(c)	1.37%	1.37%	1.42%
Ratio of net investment income to average net assets	1.01%	1.33%		1.05%	0.61%	1.01%
Portfolio turnover rate	52%	57%		71%	57%	79%
*	Commencement of Operations.
#	Per share amount is less than $0.01.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(c)	Reflects overall fund ratios for non-class specific expense.
(e)	Net investment income per share is based on average shares outstanding.

See Notes to Financial Statements.

EQ/JPMORGAN VALUE OPPORTUNITIES PORTFOLIO (Unaudited)

PORTFOLIO ADVISER

➢	J.P. Morgan Investment Management, Inc.

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/10
	1 Year	5 Years	10 Years	Since Incept.**
Portfolio – Class IA Shares*	12.57%	1.51%	1.83%	3.75%
Portfolio – Class IB Shares	12.38	1.27	1.62	3.60
Russell 1000® Value Index	15.51	1.28	3.26	6.36

*   Date of inception 10/2/02. Returns shown for Class IA shares prior to this period are derived from the historical performance of Class IB shares adjusted to reflect the 12b-1 fees, applicable to Class IB shares; Class IA shares are not subject to any 12b-1 fees.

** Date of inception 5/1/97

    Returns for periods greater than one year are annualized

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IA shares returned 12.57% for the year ended December 31, 2010. The Portfolio’s benchmark, the Russell 1000® Value Index, returned 15.51% over the same period.

Portfolio Highlights

What helped performance during the year:

•	Stock selection in the Industrial Cyclical and Basic Materials sectors contributed to results.

•	The Industrials sector was the leading contributor to performance during the year.

•

Within the Industrial Cyclical sector, an overweight position in Deere & Co. provided the leading contribution to results. The stock rose after the machinery manufacturer reported strong sales and improvement in earnings in recent quarters, benefiting from rising demand and profit margins in the agricultural equipment sector.

•

The Basic Materials sector also made a positive contribution to performance. In particular, Freeport-McMoRan’s stock price doubled after the company beat earnings estimates on production of copper, which rallied over the period. Commodity prices rose due to inventory contraction and volume growth in Chinese imports.

What hurt performance during the year:

•	Stock selection in the Information Technology and Energy sectors negatively impacted results.

•

The Portfolio’s technology holdings were the biggest performance detractors during the second half of the year. Despite the sector’s historically low valuations, with price-earnings ratios at levels not seen in recent years, and an ensuing enterprise refresh cycle, stock-specific issues hindered performance. An overweight position in Hewlett-Packard negatively impacted performance, given Mark Hurd’s departure.

•	Cisco Systems also had a negative impact on performance. The stock declined after the company reported disappointing guidance on weak orders due to government spending cuts.

Portfolio Positioning and Outlook

At the end of the year, the manager maintained a constructive view on the market and economy. Gross domestic product estimates for the fourth quarter had risen and 2011 estimates were being revised. While the average forecast seems not to be calling for robust economic growth in relation to the depth of the recession, in our opinion it may be enough to continue rebuilding confidence, investments and ultimately job growth. Meanwhile, we believe the fundamentals of U.S. companies were strong and stocks were trading at reasonable valuations. Stock correlations, which for most of 2010 were at record levels due to the very uncertain macro environment, remained elevated.

Concerns from last year will continue to spill over, such as the continued weakness in housing, minimal loan growth, high unemployment rate, and potentially higher inflation and interest rates, leaving investors to possibly face certain bouts with market volatility. As monetary and fiscal stimuli are in full force to support the recovery, rising bond yields could potentially upset the markets.

Sector Weightings as of 12/31/10	% of Net Assets
Financials	26.6%
Energy	14.2
Health Care	13.5
Consumer Discretionary	10.6
Industrials	8.4
Information Technology	7.2
Consumer Staples	7.0
Telecommunication Services	4.2
Materials	3.9
Utilities	3.7
Cash and Other	0.7

100.0%

EQ/JPMORGAN VALUE OPPORTUNITIES PORTFOLIO (Unaudited)

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2010 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/10	Ending Account Value 12/31/10	Expenses Paid During Period* 7/1/10 - 12/31/10
Class IA
Actual	$1,000.00	$1,221.40	$4.09
Hypothetical (5% average return before expenses)	1,000.00	1,021.53	3.72
Class IB
Actual	1,000.00	1,220.60	5.49
Hypothetical (5% average return before expenses)	1,000.00	1,020.27	4.99

*   Expenses are equal to the Portfolio’s Class IA and Class IB shares annualized expense ratios of 0.73% and 0.98%, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

EQ ADVISORS TRUST

EQ/JPMORGAN VALUE OPPORTUNITIES PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2010

	Number of Shares	Value (Note 1)

COMMON STOCKS:
Consumer Discretionary (10.6%)
Auto Components (1.0%)
Johnson Controls, Inc.	103,840	$3,966,688

Automobiles (1.0%)
General Motors Co.*	107,700	3,969,822

Hotels, Restaurants & Leisure (1.0%)
Carnival Corp.	50,900	2,346,999
Royal Caribbean Cruises Ltd.*	33,785	1,587,895

		3,934,894

Household Durables (0.2%)
Lennar Corp., Class A	51,280	961,500

Media (5.7%)
CBS Corp., Class B	36,700	699,135
DIRECTV, Class A*	41,500	1,657,095
Gannett Co., Inc.	143,100	2,159,379
Time Warner Cable, Inc.	40,207	2,654,868
Time Warner, Inc.	276,875	8,907,069
Walt Disney Co.	181,010	6,789,685

		22,867,231

Multiline Retail (0.3%)
Kohl’s Corp.*	26,400	1,434,576

Specialty Retail (1.4%)
Lowe’s Cos., Inc.	118,300	2,966,964
Staples, Inc.	123,800	2,818,926

		5,785,890

Total Consumer Discretionary		42,920,601

Consumer Staples (7.0%)
Beverages (0.8%)
Coca-Cola Co.	49,450	3,252,326

Food & Staples Retailing (2.3%)
CVS Caremark Corp.	226,631	7,879,960
Kroger Co.	53,686	1,200,419

		9,080,379

Food Products (0.7%)
Campbell Soup Co.	41,800	1,452,550
General Mills, Inc.	39,970	1,422,532

		2,875,082

Household Products (3.2%)
Procter & Gamble Co.	200,960	12,927,757

Total Consumer Staples		28,135,544

Energy (14.2%)
Energy Equipment & Services (1.0%)
Baker Hughes, Inc.	59,500	3,401,615
Cameron International Corp.*	15,800	801,534

		4,203,149

Oil, Gas & Consumable Fuels (13.2%)
Anadarko Petroleum Corp.	30,365	2,312,598
Apache Corp.	70,155	8,364,581
Chevron Corp.	146,200	13,340,750
ConocoPhillips	126,100	8,587,410

	Number of Shares	Value (Note 1)

Devon Energy Corp.	58,500	$4,592,835
EOG Resources, Inc.	31,700	2,897,697
Noble Energy, Inc.	14,300	1,230,944
Occidental Petroleum Corp.	75,235	7,380,553
Peabody Energy Corp.	32,200	2,060,156
Williams Cos., Inc.	101,005	2,496,844

		53,264,368

Total Energy		57,467,517

Financials (26.6%)
Capital Markets (5.3%)
Goldman Sachs Group, Inc.	54,375	9,143,700
Morgan Stanley	220,670	6,004,430
State Street Corp.	89,170	4,132,138
TD Ameritrade Holding Corp.	115,200	2,187,648

		21,467,916

Commercial Banks (7.5%)
BB&T Corp.	156,009	4,101,476
Comerica, Inc.	62,100	2,623,104
Huntington Bancshares, Inc./Ohio	178,100	1,223,547
North American Financial Holdings, Inc., Class A*§†(b)	110,140	1,844,845
U.S. Bancorp	116,290	3,136,341
Wells Fargo & Co.	532,335	16,497,062
Zions Bancorp	43,100	1,044,313

		30,470,688

Consumer Finance (0.9%)
Capital One Financial Corp.	84,530	3,597,597

Diversified Financial Services (5.3%)
Bank of America Corp.	628,732	8,387,285
Citigroup, Inc.*	2,275,226	10,761,819
KKR Financial Holdings LLC	222,700	2,071,110

		21,220,214

Insurance (6.6%)
ACE Ltd.	78,260	4,871,685
Aflac, Inc.	89,703	5,061,940
Berkshire Hathaway, Inc., Class B*	34,000	2,723,740
Genworth Financial, Inc., Class A*	17,900	235,206
MetLife, Inc.	128,600	5,714,984
Prudential Financial, Inc.	105,938	6,219,620
RenaissanceReinsurance Holdings Ltd.	28,915	1,841,597

		26,668,772

Real Estate Investment Trusts (REITs) (1.0%)
Camden Property Trust (REIT)	7,400	399,452
Digital Realty Trust, Inc. (REIT)	20,900	1,077,186
Lexington Realty Trust (REIT)	200,900	1,597,155
Mack-Cali Realty Corp. (REIT)	13,000	429,780
ProLogis (REIT)	29,500	425,980

		3,929,553

Total Financials		107,354,740

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/JPMORGAN VALUE OPPORTUNITIES PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2010

	Number of Shares	Value (Note 1)

Health Care (13.5%)
Biotechnology (1.9%)
Biogen Idec, Inc.*	64,500	$4,324,725
Celgene Corp.*	58,560	3,463,238

		7,787,963

Health Care Equipment & Supplies (0.6%)
Covidien plc	51,760	2,363,362

Health Care Providers & Services (2.9%)
McKesson Corp.	14,280	1,005,027
UnitedHealth Group, Inc.	168,200	6,073,702
WellPoint, Inc.*	83,455	4,745,251

		11,823,980

Life Sciences Tools & Services (0.4%)
Thermo Fisher Scientific, Inc.*	25,700	1,422,752

Pharmaceuticals (7.7%)
Abbott Laboratories, Inc.	123,975	5,939,642
Johnson & Johnson	39,900	2,467,815
Merck & Co., Inc.	384,380	13,853,055
Pfizer, Inc.	490,795	8,593,821

		30,854,333

Total Health Care		54,252,390

Industrials (8.4%)
Aerospace & Defense (1.7%)
Honeywell International, Inc.	59,775	3,177,639
United Technologies Corp.	46,457	3,657,095

		6,834,734

Industrial Conglomerates (1.5%)
3M Co.	4,500	388,350
General Electric Co.	123,680	2,262,107
Tyco International Ltd.	82,110	3,402,638

		6,053,095

Machinery (3.0%)
Deere & Co.	34,100	2,832,005
Eaton Corp.	23,140	2,348,941
Joy Global, Inc.	14,670	1,272,623
Navistar International Corp.*	50,500	2,924,455
Parker Hannifin Corp.	32,520	2,806,476

		12,184,500

Road & Rail (2.2%)
Hertz Global Holdings, Inc.*	107,200	1,553,328
Norfolk Southern Corp.	83,095	5,220,028
Union Pacific Corp.	20,180	1,869,879

		8,643,235

Total Industrials		33,715,564

Information Technology (7.2%)
Communications Equipment (1.3%)
Cisco Systems, Inc.*	267,585	5,413,245

Computers & Peripherals (1.1%)
Hewlett-Packard Co.	102,080	4,297,568

Electronic Equipment, Instruments & Components (0.4%)
Corning, Inc.	84,671	1,635,844

	Number of Shares	Value (Note 1)

IT Services (0.3%)
Mastercard, Inc., Class A	5,100	$1,142,961

Semiconductors & Semiconductor Equipment (1.6%)
Broadcom Corp., Class A	19,900	866,645
Intersil Corp., Class A	117,800	1,798,806
Marvell Technology Group Ltd.*	43,400	805,070
Novellus Systems, Inc.*	28,900	934,048
Xilinx, Inc.	70,100	2,031,498

		6,436,067

Software (2.5%)
Microsoft Corp.	369,435	10,314,625

Total Information Technology		29,240,310

Materials (3.9%)
Chemicals (2.9%)
Dow Chemical Co.	126,550	4,320,417
E.I. du Pont de Nemours & Co.	151,800	7,571,784

		11,892,201

Metals & Mining (1.0%)
Freeport-McMoRan Copper & Gold, Inc.	32,124	3,857,771

Total Materials		15,749,972

Telecommunication Services (4.2%)
Diversified Telecommunication Services (3.3%)
AT&T, Inc.	87,400	2,567,812
Verizon Communications, Inc.	296,850	10,621,293

		13,189,105

Wireless Telecommunication Services (0.9%)
Sprint Nextel Corp.*	894,000	3,781,620

Total Telecommunication Services		16,970,725

Utilities (3.7%)
Electric Utilities (1.6%)
Edison International	2,695	104,027
NextEra Energy, Inc.	71,200	3,701,688
NV Energy, Inc.	193,115	2,713,266

		6,518,981

Multi-Utilities (1.5%)
PG&E Corp.	36,800	1,760,512
SCANA Corp.	64,900	2,634,940
Sempra Energy	30,100	1,579,648

		5,975,100

Water Utilities (0.6%)
American Water Works Co., Inc.	96,100	2,430,369

Total Utilities		14,924,450

Total Common Stocks (99.3%) (Cost $335,977,953)		400,731,813

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/JPMORGAN VALUE OPPORTUNITIES PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2010

	Principal Amount	Value (Note 1)

SHORT-TERM INVESTMENT:
Government Securities (0.7%)
Federal Home Loan Bank 0.00%, 1/3/11 (o)(p) (Cost $2,731,000)	$2,731,000	$2,731,000

Total Investments (100.0%) (Cost $338,708,953)		403,462,813
Other Assets Less Liabilities (0.0%)		57,324

Net Assets (100%)		$403,520,137

*	Non-income producing.
†	Securities (totaling $1,844,845 or 0.5% of net assets) at fair value by management.
§	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold to qualified institutional buyers. At December 31, 2010, the market value of these securities amounted to $1,844,845 or 0.5% of net assets. Securities denoted with “§” but without “b” have been determined to be liquid under the guidelines established by the Board of Trustees. To the extent any securities might provide a right to demand registration, such rights have not been relied upon when determining liquidity.
(b)	Illiquid security
(o)	Discount Note Security. Effective rate calculated as of December 31, 2010.
(p)	Yield to maturity.

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2010:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with rules under the Investment Company Act of 1940. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Common Stocks
Consumer Discretionary	$42,920,601	$—	$—	$42,920,601
Consumer Staples	28,135,544	—	—	28,135,544
Energy	57,467,517	—	—	57,467,517
Financials	105,509,895	—	1,844,845	107,354,740
Health Care	54,252,390	—	—	54,252,390
Industrials	33,715,564	—	—	33,715,564
Information Technology	29,240,310	—	—	29,240,310
Materials	15,749,972	—	—	15,749,972
Telecommunication Services	16,970,725	—	—	16,970,725
Utilities	14,924,450	—	—	14,924,450
Short-Term Investments	—	2,731,000	—	2,731,000

Total Assets	$398,886,968	$2,731,000	$1,844,845	$403,462,813

Total Liabilities	$—	$—	$—	$—

Total	$398,886,968	$2,731,000	$1,844,845	$403,462,813

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/JPMORGAN VALUE OPPORTUNITIES PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2010

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Investments in Securities-Financials
Balance as of 12/31/09	$1,826,000
Total gains or losses (realized/unrealized) included in earnings	(357,955)
Purchases, sales, issuances, and settlements (net)	376,800
Transfers into Level 3	—
Transfers out of Level 3	—
Balance as of 12/31/10	1,844,845
The amount of total gains or losses for the year included in earnings attributable to the change in unrealized gains or losses relating to assets and liabilities still held at year ending 12/31/10.	$(357,955)

The Portfolio held no derivatives contracts during the year ended December 31, 2010.

Investment security transactions for the year ended December 31, 2010 were as follows:

Cost of Purchases:
Stocks	$240,133,806
Net Proceeds of Sales and Redemptions:
Stocks	$244,621,303

As of December 31, 2010, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$61,623,277
Aggregate gross unrealized depreciation	(3,441,161)

Net unrealized appreciation	$58,182,116

Federal income tax cost of investments	$345,280,697

For the year ended December 31, 2010, the Portfolio incurred approximately $11,301 as brokerage commissions with Keefe, Bruyette & Woods, Inc. and $1,056 with Sanford C. Bernstein & Co., Inc., affiliated broker/dealers.

The Portfolio has a net capital loss carryforward of $162,453,066 of which $63,579,773 expires in the year 2016 and $98,873,293 expires in the year 2017. The Portfolio utilized net capital loss carryforward of $16,849,548 during 2010.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/JPMORGAN VALUE OPPORTUNITIES PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2010

ASSETS
Investments at value (Cost $338,708,953)	$403,462,813
Cash	4,252
Dividends, interest and other receivables	646,041
Receivable from Separate Accounts for Trust shares sold	254,308
Other assets	1,991

Total assets	404,369,405

LIABILITIES
Payable to Separate Accounts for Trust shares redeemed	223,911
Payable for securities purchased	220,079
Investment management fees payable	202,747
Distribution fees payable - Class IB	81,478
Administrative fees payable	37,015
Trustees’ fees payable	1,051
Accrued expenses	82,987

Total liabilities	849,268

NET ASSETS	$403,520,137

Net assets were comprised of:
Paid in capital	$507,696,736
Accumulated undistributed net investment income (loss)	94,351
Accumulated undistributed net realized gain (loss) on investments	(169,024,810)
Unrealized appreciation (depreciation) on investments	64,753,860

Net assets	$403,520,137

Class IA
Net asset value, offering and redemption price per share, $27,383,488 / 2,802,697 shares outstanding (unlimited amount authorized: $0.01 par value)	$9.77

Class IB
Net asset value, offering and redemption price per share, $376,136,649 / 38,389,551 shares outstanding (unlimited amount authorized: $0.01 par value)	$9.80

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2010

INVESTMENT INCOME
Dividends (net of $3,913 foreign withholding tax)	$8,630,884
Interest	2,324

Total income	8,633,208

EXPENSES
Investment management fees	2,256,218
Distribution fees - Class IB	881,122
Administrative fees	415,146
Printing and mailing expenses	35,800
Custodian fees	22,001
Professional fees	18,573
Trustees’ fees	8,656
Miscellaneous	6,115

Total expenses	3,643,631

NET INVESTMENT INCOME (LOSS)	4,989,577

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on securities	21,515,600
Net change in unrealized appreciation (depreciation) on securities	18,057,244

NET REALIZED AND UNREALIZED GAIN (LOSS)	39,572,844

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$44,562,421

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/JPMORGAN VALUE OPPORTUNITIES PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2010	2009
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$4,989,577	$4,794,129
Net realized gain (loss) on investments	21,515,600	(71,622,296)
Net change in unrealized appreciation (depreciation) on investments	18,057,244	155,911,512

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	44,562,421	89,083,345

DIVIDENDS:
Dividends from net investment income
Class IA	(400,550)	(326,794)
Class IB	(4,607,666)	(4,353,884)

TOTAL DIVIDENDS	(5,008,216)	(4,680,678)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 710,246 and 490,960 shares, respectively ]	6,411,857	3,682,683
Capital shares issued in reinvestment of dividends [ 41,822 and 37,696 shares, respectively ]	400,550	326,794
Capital shares repurchased [ (406,642) and (311,560) shares, respectively ]	(3,647,997)	(2,303,850)

Total Class IA transactions	3,164,410	1,705,627

Class IB
Capital shares sold [ 6,595,254 and 5,110,777 shares, respectively ]	59,302,888	39,750,186
Capital shares issued in reinvestment of dividends [ 480,036 and 500,755 shares, respectively ]	4,607,666	4,353,884
Capital shares repurchased [ (8,091,014) and (7,902,950) shares, respectively ]	(72,710,279)	(58,086,541)

Total Class IB transactions	(8,799,725)	(13,982,471)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(5,635,315)	(12,276,844)

TOTAL INCREASE (DECREASE) IN NET ASSETS	33,918,890	72,125,823
NET ASSETS:
Beginning of year	369,601,247	297,475,424

End of year (a)	$403,520,137	$369,601,247

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$94,351	$95,274

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/JPMORGAN VALUE OPPORTUNITIES PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IA	2010	2009	2008		2007	2006
Net asset value, beginning of year	$8.81	$6.75	$11.63		$14.16	$12.59

Income (loss) from investment operations:
Net investment income (loss)	0.14 (e)	0.13 (e)	0.20	(e)	0.23 (e)	0.24	(e)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	0.96	2.06	(4.78)		(0.39)	2.36

Total from investment operations	1.10	2.19	(4.58)		(0.16)	2.60

Less distributions:
Dividends from net investment income	(0.14)	(0.13)	(0.20)		(0.24)	(0.25)
Distributions from net realized gains	—	—	(0.10)		(2.13)	(0.78)

Total dividends and distributions	(0.14)	(0.13)	(0.30)		(2.37)	(1.03)

Net asset value, end of year	$9.77	$8.81	$6.75		$11.63	$14.16

Total return	12.57%	32.53%	(39.56	)%(aa)	(0.93)%	20.65%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$27,383	$21,638	$15,128		$1,890	$1,791
Ratio of expenses to average net assets:
After waivers	0.73%	0.75%	0.71%		0.70%	0.70%
Before waivers	0.73%	0.76%	0.76%		0.74%	0.73%
Ratio of net investment income to average net assets:
After waivers	1.57%	1.73%	2.31%		1.62%	1.75%
Before waivers	1.57%	1.72%	2.26%		1.58%	1.72%
Portfolio turnover rate	65%	83%	100%		79%	78%

	Year Ended December 31,
Class IB	2010	2009	2008		2007	2006
Net asset value, beginning of year	$8.83	$6.77	$11.66		$14.19	$12.61

Income (loss) from investment operations:
Net investment income (loss)	0.12 (e)	0.11 (e)	0.17	(e)	0.20 (e)	0.21	(e)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	0.97	2.06	(4.78)		(0.39)	2.37

Total from investment operations	1.09	2.17	(4.61)		(0.19)	2.58

Less distributions:
Dividends from net investment income	(0.12)	(0.11)	(0.18)		(0.21)	(0.22)
Distributions from net realized gains	—	—	(0.10)		(2.13)	(0.78)

Total dividends and distributions	(0.12)	(0.11)	(0.28)		(2.34)	(1.00)

Net asset value, end of year	$9.80	$8.83	$6.77		$11.66	$14.19

Total return	12.38%	32.10%	(39.70	)%(bb)	(1.18)%	20.40%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$376,137	$347,963	$282,348		$559,519	$645,905
Ratio of expenses to average net assets:
After waivers	0.98%	1.00%	0.96%		0.95%	0.95%
Before waivers	0.98%	1.01%	1.01%		0.99%	0.98	%(c)
Ratio of net investment income to average net assets:
After waivers	1.31%	1.53%	1.84%		1.37%	1.53%
Before waivers	1.31%	1.52%	1.78%		1.33%	1.51%
Portfolio turnover rate	65%	83%	100%		79%	78%
(c)	Reflects overall fund ratios for non-class specific expense.
(e)	Net investment income per share is based on average shares outstanding.
(aa)	Includes a gain incurred resulting from a litigation payment. Without this gain, the total return would have been (39.65)%.
(bb)	Includes a gain incurred resulting from a litigation payment. Without this gain, the total return would have been (39.78)%.

See Notes to Financial Statements.

EQ/LARGE CAP CORE PLUS PORTFOLIO (Unaudited)

PORTFOLIO ADVISERS

➢	AXA Equitable Life Insurance Company
➢	BlackRock Investment Management, LLC***
➢	Institutional Capital LLC

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/10
	1 Year	5 Years	10 Years	Since Incept.**
Portfolio – Class IA Shares*	14.56%	1.48%	0.50%	1.06%
Portfolio – Class IB Shares	14.27	1.20	0.26	0.86
S&P 500 Index	15.06	2.29	1.41	1.99

*   Date of inception 3/25/02. Returns shown for Class IA shares prior to this period are derived from the historical performance of Class IB shares adjusted to reflect the 12b-1 fees, applicable to Class IB shares; Class IA shares are not subject to any 12b-1 fees.

** Date of inception 1/1/99

    Returns for periods greater than one year are annualized

Past performance is not indicative of future results.

***	Effective February 12, 2010, BlackRock Investment Management LLC replaced SSgA Funds Management, Inc. as a sub-advisor of the Portfolio.

PERFORMANCE SUMMARY

The Portfolio’s Class IA shares returned 14.56% for the year ended December 31, 2010. The Portfolio’s benchmark, the S&P 500 Index, returned 15.06% over the same period.

The Portfolio’s assets were allocated between three investment managers. The Portfolio Highlights below reflect the views of Institutional Capital LLC, who manages a portion of the Portfolio through active security and sector selection. Another allocated portion of the Portfolio, managed by BlackRock Investment Management, LLC, is designed to track the performance of the S&P 500 Index. Additionally, AXA Equitable manages an allocated portion of the Portfolio which may invest in exchange-traded funds (ETFs).

Portfolio Highlights

What helped performance during the year:

•	In the Industrials sector, stock selection added value as Cummins, Caterpillar and Honeywell outpaced the market.

•	Stock selection in the Energy sector was also positive, led by ConocoPhillips and Occidental Petroleum.

•	The Portfolio’s stock selection in the Financials sector added value, as a number of holdings were notably stronger than the broader sector, including Aon, U.S. Bancorp and Goldman Sachs.

•	In Consumer Services, stock selection was positive as Viacom outperformed.

What hurt performance during the year:

•	In the Health Care sector, stock selection detracted, primarily due to Sanofi-Aventis, Pfizer and Covidien which lagged the market. Overweighting the sector also detracted from relative returns.

•	Stock selection in the Information Technology sector detracted from relative performance as Cisco and Hewlett Packard underperformed, though Qualcomm did outperform and add value.

•	Stock selection in the Retail sector detracted as Lowe’s lagged the market.

•

The Portfolio’s use of futures to reduce equity exposure on several highly volatile days in May helped reduce the Portfolio’s risk profile, but detracted from returns when markets rose but volatility remained high.

Sector Weightings as of 12/31/10	% of Net Assets
Financials	13.2%
Information Technology	11.2
Health Care	9.8
Energy	9.7
Exchange Traded Funds	9.6
Consumer Staples	8.2
Consumer Discretionary	7.8
Industrials	5.8
Materials	3.4
Telecommunication Services	2.6
Utilities	1.4
Cash and Other	17.3

100.0%

EQ/LARGE CAP CORE PLUS PORTFOLIO (Unaudited)

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2010 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/10	Ending Account Value 12/31/10	Expenses Paid During Period* 7/1/10 - 12/31/10
Class IA
Actual	$1,000.00	$1,227.70	$3.87
Hypothetical (5% average return before expenses)	1,000.00	1,021.73	3.52
Class IB
Actual	1,000.00	1,226.50	5.28
Hypothetical (5% average return before expenses)	1,000.00	1,020.47	4.79

*   Expenses are equal to the Portfolio’s Class IA and Class IB shares annualized expense ratios of 0.69% and 0.94%, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

EQ ADVISORS TRUST

EQ/LARGE CAP CORE PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2010

	Number of Shares	Value (Note 1)

COMMON STOCKS:
Consumer Discretionary (7.8%)
Auto Components (1.2%)
Goodyear Tire & Rubber Co.*	5,727	$67,865
Johnson Controls, Inc.	193,876	7,406,063

		7,473,928

Automobiles (0.3%)
Ford Motor Co.*	88,227	1,481,331
Harley-Davidson, Inc.	5,553	192,523

		1,673,854

Distributors (0.0%)
Genuine Parts Co.	3,714	190,677

Diversified Consumer Services (0.0%)
Apollo Group, Inc., Class A*	3,153	124,512
DeVry, Inc.	1,324	63,525
H&R Block, Inc.	7,436	88,563

		276,600

Hotels, Restaurants & Leisure (0.7%)
Carnival Corp.	10,082	464,881
Darden Restaurants, Inc.	3,263	151,534
International Game Technology	6,623	117,161
Marriott International, Inc., Class A	6,621	275,036
McDonald’s Corp.	24,938	1,914,241
Starbucks Corp.	17,395	558,901
Starwood Hotels & Resorts Worldwide, Inc.	4,429	269,195
Wyndham Worldwide Corp.	4,199	125,802
Wynn Resorts Ltd.	1,723	178,916
Yum! Brands, Inc.	10,956	537,392

		4,593,059

Household Durables (0.2%)
D.R. Horton, Inc.	6,616	78,929
Fortune Brands, Inc.	3,633	218,888
Harman International Industries, Inc.*	1,592	73,710
Leggett & Platt, Inc.	3,487	79,364
Lennar Corp., Class A	3,457	64,819
Newell Rubbermaid, Inc.	6,883	125,133
Pulte Group, Inc.*	8,100	60,912
Stanley Black & Decker, Inc.	3,859	258,051
Whirlpool Corp.	1,741	154,653

		1,114,459

Internet & Catalog Retail (0.3%)
Amazon.com, Inc.*	8,360	1,504,800
Expedia, Inc.	4,655	116,794
Netflix, Inc.*	1,023	179,741
priceline.com, Inc.*	1,158	462,679

		2,264,014

Leisure Equipment & Products (0.1%)
Hasbro, Inc.	3,187	150,362
Mattel, Inc.	8,476	215,545

		365,907

Media (2.5%)
Cablevision Systems Corp. - New York Group, Class A	5,659	191,501

	Number of Shares	Value (Note 1)

CBS Corp., Class B	16,054	$305,829
Comcast Corp., Class A	65,884	1,447,471
DIRECTV, Class A*	19,712	787,100
Discovery Communications, Inc., Class A*	6,660	277,722
Gannett Co., Inc.	6,051	91,310
Interpublic Group of Cos., Inc.*	11,518	122,321
McGraw-Hill Cos., Inc.	7,291	265,465
Meredith Corp.	825	28,586
News Corp., Class A	53,644	781,057
Omnicom Group, Inc.	7,028	321,882
Scripps Networks Interactive, Inc., Class A	2,157	111,625
Time Warner Cable, Inc.	8,477	559,736
Time Warner, Inc.	26,224	843,626
Viacom, Inc., Class B	204,638	8,105,711
Walt Disney Co.	44,704	1,676,847
Washington Post Co., Class B	143	62,849

		15,980,638

Multiline Retail (0.4%)
Big Lots, Inc.*	1,777	54,128
Family Dollar Stores, Inc.	3,051	151,665
J.C. Penney Co., Inc.	5,575	180,129
Kohl’s Corp.*	7,138	387,879
Macy’s, Inc.	9,984	252,595
Nordstrom, Inc.	3,969	168,206
Sears Holdings Corp.*	1,043	76,921
Target Corp.	16,732	1,006,095

		2,277,618

Specialty Retail (1.9%)
Abercrombie & Fitch Co., Class A	2,071	119,352
AutoNation, Inc.*	1,483	41,821
AutoZone, Inc.*	650	177,184
Bed Bath & Beyond, Inc.*	6,163	302,912
Best Buy Co., Inc.	7,848	269,108
CarMax, Inc.*	5,248	167,306
GameStop Corp., Class A*	3,257	74,520
Gap, Inc.	10,566	233,931
Home Depot, Inc.	38,702	1,356,892
Limited Brands, Inc.	6,236	191,632
Lowe’s Cos., Inc.	299,427	7,509,629
O’Reilly Automotive, Inc.*	3,292	198,903
RadioShack Corp.	2,519	46,576
Ross Stores, Inc.	2,840	179,630
Staples, Inc.	17,051	388,251
Tiffany & Co.	3,015	187,744
TJX Cos., Inc.	9,382	416,467
Urban Outfitters, Inc.*	3,026	108,361

		11,970,219

Textiles, Apparel & Luxury Goods (0.2%)
Coach, Inc.	7,026	388,608
NIKE, Inc., Class B	9,039	772,111
Polo Ralph Lauren Corp.	1,484	164,605
VF Corp.	2,036	175,463

		1,500,787

Total Consumer Discretionary		49,681,760

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/LARGE CAP CORE PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2010

	Number of Shares	Value (Note 1)

Consumer Staples (8.2%)
Beverages (4.5%)
Brown-Forman Corp., Class B	2,413	$167,993
Coca-Cola Co.	174,547	11,479,956
Coca-Cola Enterprises, Inc.	7,819	195,710
Constellation Brands, Inc., Class A*	4,175	92,476
Dr. Pepper Snapple Group, Inc.	5,413	190,321
Molson Coors Brewing Co., Class B	53,355	2,677,887
PepsiCo, Inc.	216,948	14,173,213

		28,977,556

Food & Staples Retailing (1.3%)
Costco Wholesale Corp.	10,193	736,037
CVS Caremark Corp.	90,081	3,132,116
Kroger Co.	14,754	329,899
Safeway, Inc.	8,680	195,213
SUPERVALU, Inc.	4,449	42,844
Sysco Corp.	13,825	406,455
Walgreen Co.	21,886	852,679
Wal-Mart Stores, Inc.	46,231	2,493,238
Whole Foods Market, Inc.*	3,443	174,181

		8,362,662

Food Products (0.7%)
Archer-Daniels-Midland Co.	15,058	452,945
Campbell Soup Co.	4,405	153,074
ConAgra Foods, Inc.	10,276	232,032
Dean Foods Co.*	4,774	42,202
General Mills, Inc.	15,134	538,619
H.J. Heinz Co.	7,562	374,017
Hershey Co.	3,639	171,579
Hormel Foods Corp.	1,631	83,605
J.M. Smucker Co.	2,819	185,067
Kellogg Co.	5,939	303,364
Kraft Foods, Inc., Class A	41,184	1,297,708
McCormick & Co., Inc. (Non-Voting)	3,178	147,872
Mead Johnson Nutrition Co.	4,814	299,671
Sara Lee Corp.	14,974	262,195
Tyson Foods, Inc., Class A	6,983	120,247

		4,664,197

Household Products (0.9%)
Clorox Co.	3,288	208,065
Colgate-Palmolive Co.	11,345	911,798
Kimberly-Clark Corp.	9,583	604,112
Procter & Gamble Co.	66,032	4,247,838

		5,971,813

Personal Products (0.1%)
Avon Products, Inc.	10,030	291,472
Estee Lauder Cos., Inc., Class A	2,690	217,083

		508,555

Tobacco (0.7%)
Altria Group, Inc.	49,225	1,211,920
Lorillard, Inc.	3,494	286,718
Philip Morris International, Inc.	42,816	2,506,020
Reynolds American, Inc.	7,958	259,590

		4,264,248

Total Consumer Staples		52,749,031

	Number of Shares	Value (Note 1)

Energy (9.7%)
Energy Equipment & Services (0.9%)
Baker Hughes, Inc.	10,071	$575,759
Cameron International Corp.*	5,708	289,567
Diamond Offshore Drilling, Inc.	1,622	108,463
FMC Technologies, Inc.*	2,828	251,438
Halliburton Co.	21,388	873,272
Helmerich & Payne, Inc.	2,437	118,146
Nabors Industries Ltd.*	6,729	157,862
National Oilwell Varco, Inc.	9,837	661,538
Rowan Cos., Inc.*	2,976	103,892
Schlumberger Ltd.	32,246	2,692,541

		5,832,478

Oil, Gas & Consumable Fuels (8.8%)
Anadarko Petroleum Corp.	11,779	897,089
Apache Corp.	8,990	1,071,878
Cabot Oil & Gas Corp.	2,400	90,840
Chesapeake Energy Corp.	15,418	399,480
Chevron Corp.	47,448	4,329,630
ConocoPhillips	202,474	13,788,479
Consol Energy, Inc.	5,253	256,031
Denbury Resources, Inc.*	9,280	177,155
Devon Energy Corp.	10,251	804,806
El Paso Corp.	16,502	227,068
EOG Resources, Inc.	5,989	547,455
EQT Corp.	3,630	162,769
Exxon Mobil Corp.	118,921	8,695,504
Hess Corp.	7,074	541,444
Marathon Oil Corp.	230,600	8,539,118
Massey Energy Co.	2,408	129,189
Murphy Oil Corp.	4,507	335,997
Newfield Exploration Co.*	3,156	227,579
Noble Energy, Inc.	4,075	350,776
Occidental Petroleum Corp.	127,121	12,470,570
Peabody Energy Corp.	6,357	406,721
Pioneer Natural Resources Co.	2,805	243,530
QEP Resources, Inc.	4,001	145,276
Range Resources Corp.	3,731	167,820
Southwestern Energy Co.*	8,176	306,028
Spectra Energy Corp.	15,252	381,147
Sunoco, Inc.	2,813	113,392
Tesoro Corp.*	3,375	62,573
Valero Energy Corp.	13,350	308,652
Williams Cos., Inc.	13,867	342,792

		56,520,788

Total Energy		62,353,266

Financials (13.2%)
Capital Markets (3.3%)
Ameriprise Financial, Inc.	5,916	340,466
Bank of New York Mellon Corp.	29,247	883,259
BlackRock, Inc.	22,450	4,278,521
Charles Schwab Corp.	185,757	3,178,302
E*TRADE Financial Corp.*	4,686	74,976
Federated Investors, Inc., Class B	2,020	52,863
Franklin Resources, Inc.	3,452	383,897
Goldman Sachs Group, Inc.	54,705	9,199,193
Invesco Ltd.	11,023	265,213
Janus Capital Group, Inc.	4,151	53,839
Legg Mason, Inc.	3,668	133,038

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/LARGE CAP CORE PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2010

	Number of Shares	Value (Note 1)

Morgan Stanley	35,621	$969,248
Northern Trust Corp.	5,733	317,666
State Street Corp.	11,836	548,480
T. Rowe Price Group, Inc.	6,081	392,468

		21,071,429

Commercial Banks (3.3%)
BB&T Corp.	203,268	5,343,916
Comerica, Inc.	4,095	172,973
Fifth Third Bancorp	18,774	275,602
First Horizon National Corp.*	5,589	65,841
Huntington Bancshares, Inc./Ohio	20,343	139,757
KeyCorp	20,759	183,717
M&T Bank Corp.	2,804	244,088
Marshall & Ilsley Corp.	13,301	92,043
PNC Financial Services Group, Inc.	12,306	747,220
Regions Financial Corp.	29,615	207,305
SunTrust Banks, Inc.	11,788	347,864
U.S. Bancorp	45,229	1,219,826
Wells Fargo & Co.	376,041	11,653,511
Zions Bancorp	3,984	96,532

		20,790,195

Consumer Finance (0.3%)
American Express Co.	24,668	1,058,751
Capital One Financial Corp.	10,773	458,499
Discover Financial Services	12,819	237,536
SLM Corp.*	11,248	141,612

		1,896,398

Diversified Financial Services (1.8%)
Bank of America Corp.	237,781	3,171,998
Citigroup, Inc.*	684,926	3,239,700
CME Group, Inc.	1,576	507,078
IntercontinentalExchange, Inc.*	1,707	203,389
JPMorgan Chase & Co.	92,223	3,912,100
Leucadia National Corp.	4,836	141,114
Moody’s Corp.	4,650	123,411
NASDAQ OMX Group, Inc.*	3,408	80,804
NYSE Euronext	6,154	184,497

		11,564,091

Insurance (3.9%)
ACE Ltd.	7,905	492,086
Aflac, Inc.	108,161	6,103,525
Allstate Corp.	12,585	401,210
American International Group, Inc.*	3,301	190,203
Aon Corp.	103,985	4,784,350
Assurant, Inc.	2,632	101,385
Berkshire Hathaway, Inc., Class B*	40,799	3,268,408
Chubb Corp.	7,227	431,018
Cincinnati Financial Corp.	3,836	121,563
Genworth Financial, Inc., Class A*	11,977	157,378
Hartford Financial Services Group, Inc.	10,481	277,642
Lincoln National Corp.	7,395	205,655
Loews Corp.	7,491	291,475

	Number of Shares	Value (Note 1)

Marsh & McLennan Cos., Inc.	12,955	$354,190
MetLife, Inc.	122,454	5,441,856
Principal Financial Group, Inc.	7,728	251,624
Progressive Corp.	15,780	313,548
Prudential Financial, Inc.	11,443	671,818
Torchmark Corp.	1,905	113,805
Travelers Cos., Inc.	10,863	605,178
Unum Group	7,701	186,518
XL Group plc	7,575	165,286

		24,929,721

Real Estate Investment Trusts (REITs) (0.6%)
Apartment Investment & Management Co. (REIT), Class A	2,759	71,292
AvalonBay Communities, Inc. (REIT)	1,998	224,875
Boston Properties, Inc. (REIT)	3,272	281,719
Equity Residential (REIT)	6,707	348,429
HCP, Inc. (REIT)	8,586	315,879
Health Care REIT, Inc. (REIT)	3,422	163,024
Host Hotels & Resorts, Inc. (REIT)	15,957	285,152
Kimco Realty Corp. (REIT)	9,547	172,228
Plum Creek Timber Co., Inc. (REIT)	3,776	141,411
ProLogis (REIT)	13,416	193,727
Public Storage (REIT)	3,293	333,976
Simon Property Group, Inc. (REIT)	6,906	687,078
Ventas, Inc. (REIT)	3,652	191,657
Vornado Realty Trust (REIT)	3,823	318,571
Weyerhaeuser Co. (REIT)	12,607	238,650

		3,967,668

Real Estate Management & Development (0.0%)
CB Richard Ellis Group, Inc., Class A*	6,787	138,998

Thrifts & Mortgage Finance (0.0%)
Hudson City Bancorp, Inc.	12,020	153,135
People’s United Financial, Inc.	8,569	120,051

		273,186

Total Financials		84,631,686

Health Care (9.8%)
Biotechnology (0.6%)
Amgen, Inc.*	22,316	1,225,148
Biogen Idec, Inc.*	5,693	381,716
Celgene Corp.*	11,096	656,218
Cephalon, Inc.*	1,739	107,331
Genzyme Corp.*	6,106	434,747
Gilead Sciences, Inc.*	19,200	695,808

		3,500,968

Health Care Equipment & Supplies (1.5%)
Baxter International, Inc.	13,703	693,646
Becton, Dickinson and Co.	5,408	457,084
Boston Scientific Corp.*	36,731	278,054
C.R. Bard, Inc.	2,220	203,729
CareFusion Corp.*	5,256	135,079
Covidien plc	105,995	4,839,732

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/LARGE CAP CORE PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2010

	Number of Shares	Value (Note 1)

DENTSPLY International, Inc.	3,366	$115,016
Intuitive Surgical, Inc.*	926	238,677
Medtronic, Inc.	25,447	943,829
St. Jude Medical, Inc.*	8,083	345,548
Stryker Corp.	7,946	426,700
Varian Medical Systems, Inc.*	2,866	198,557
Zimmer Holdings, Inc.*	4,778	256,483

		9,132,134

Health Care Providers & Services (0.8%)
Aetna, Inc.	9,505	289,998
AmerisourceBergen Corp.	6,572	224,237
Cardinal Health, Inc.	8,275	317,015
CIGNA Corp.	6,425	235,541
Coventry Health Care, Inc.*	3,442	90,869
DaVita, Inc.*	2,323	161,425
Express Scripts, Inc.*	12,467	673,841
Humana, Inc.*	3,850	210,749
Laboratory Corp. of America Holdings*	2,335	205,293
McKesson Corp.	5,999	422,210
Medco Health Solutions, Inc.*	10,042	615,273
Patterson Cos., Inc.	2,229	68,274
Quest Diagnostics, Inc.	3,307	178,479
Tenet Healthcare Corp.*	11,628	77,791
UnitedHealth Group, Inc.	25,995	938,679
WellPoint, Inc.*	9,230	524,818

		5,234,492

Health Care Technology (0.0%)
Cerner Corp.*	1,700	161,058

Life Sciences Tools & Services (0.2%)
Agilent Technologies, Inc.*	8,201	339,767
Life Technologies Corp.*	4,403	244,367
PerkinElmer, Inc.	2,783	71,857
Thermo Fisher Scientific, Inc.*	9,398	520,273
Waters Corp.*	2,169	168,553

		1,344,817

Pharmaceuticals (6.7%)
Abbott Laboratories, Inc.	36,528	1,750,056
Allergan, Inc.	7,271	499,299
Bristol-Myers Squibb Co.	40,318	1,067,621
Eli Lilly and Co.	23,766	832,761
Forest Laboratories, Inc.*	6,771	216,537
Hospira, Inc.*	4,017	223,707
Johnson & Johnson	64,726	4,003,303
King Pharmaceuticals, Inc.*	5,074	71,290
Merck & Co., Inc.	324,296	11,687,628
Mylan, Inc.*	10,245	216,477
Pfizer, Inc.	807,774	14,144,123
Sanofi-Aventis S.A. (ADR)	253,650	8,175,139
Watson Pharmaceuticals, Inc.*	2,954	152,574

		43,040,515

Total Health Care		62,413,984

Industrials (5.8%)
Aerospace & Defense (2.3%)
Boeing Co.	17,242	1,125,213
General Dynamics Corp.	8,934	633,957
Goodrich Corp.	2,954	260,159

	Number of Shares	Value (Note 1)

Honeywell International, Inc.	163,756	$8,705,269
ITT Corp.	4,330	225,636
L-3 Communications Holdings, Inc.	2,724	192,015
Lockheed Martin Corp.	7,005	489,719
Northrop Grumman Corp.	6,919	448,213
Precision Castparts Corp.	3,347	465,936
Raytheon Co.	8,644	400,563
Rockwell Collins, Inc.	3,705	215,853
United Technologies Corp.	21,800	1,716,096

		14,878,629

Air Freight & Logistics (0.5%)
C.H. Robinson Worldwide, Inc.	3,865	309,934
Expeditors International of Washington, Inc.	5,046	275,512
FedEx Corp.	7,418	689,948
United Parcel Service, Inc., Class B	23,381	1,696,993

		2,972,387

Airlines (0.0%)
Southwest Airlines Co.	17,520	227,410

Building Products (0.0%)
Masco Corp.	8,452	107,002

Commercial Services & Supplies (0.2%)
Avery Dennison Corp.	2,598	109,999
Cintas Corp.	3,055	85,418
Iron Mountain, Inc.	4,672	116,847
Pitney Bowes, Inc.	4,884	118,095
R.R. Donnelley & Sons Co.	4,864	84,974
Republic Services, Inc.	7,238	216,127
Stericycle, Inc.*	1,992	161,192
Waste Management, Inc.	11,369	419,175

		1,311,827

Construction & Engineering (0.1%)
Fluor Corp.	4,215	279,286
Jacobs Engineering Group, Inc.*	3,074	140,943
Quanta Services, Inc.*	5,299	105,556

		525,785

Electrical Equipment (0.2%)
Emerson Electric Co.	17,787	1,016,883
Rockwell Automation, Inc.	3,374	241,950
Roper Industries, Inc.	2,261	172,808

		1,431,641

Industrial Conglomerates (1.0%)
3M Co.	16,854	1,454,500
General Electric Co.	251,334	4,596,899
Textron, Inc.	6,481	153,211
Tyco International Ltd.	11,592	480,372

		6,684,982

Machinery (1.0%)
Caterpillar, Inc.	14,965	1,401,622
Cummins, Inc.	4,696	516,607
Danaher Corp.	12,643	596,370
Deere & Co.	9,928	824,520
Dover Corp.	4,442	259,635
Eaton Corp.	3,914	397,310

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/LARGE CAP CORE PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2010

	Number of Shares	Value (Note 1)

Flowserve Corp.	1,332	$158,801
Illinois Tool Works, Inc.	11,764	628,198
Ingersoll-Rand plc	7,574	356,660
PACCAR, Inc.	8,620	494,960
Pall Corp.	2,760	136,841
Parker Hannifin Corp.	3,773	325,610
Snap-On, Inc.	1,410	79,778

		6,176,912

Professional Services (0.0%)
Dun & Bradstreet Corp.	1,175	96,456
Equifax, Inc.	2,972	105,803
Robert Half International, Inc.	3,515	107,559

		309,818

Road & Rail (0.4%)
CSX Corp.	8,857	572,251
Norfolk Southern Corp.	8,588	539,498
Ryder System, Inc.	1,220	64,221
Union Pacific Corp.	11,651	1,079,581

		2,255,551

Trading Companies & Distributors (0.1%)
Fastenal Co.	3,437	205,911
W.W. Grainger, Inc.	1,368	188,934

		394,845

Total Industrials		37,276,789

Information Technology (11.2%)
Communications Equipment (1.8%)
Cisco Systems, Inc.*	130,795	2,645,983
F5 Networks, Inc.*	1,906	248,085
Harris Corp.	3,072	139,162
JDS Uniphase Corp.*	5,250	76,020
Juniper Networks, Inc.*	12,252	452,344
Motorola, Inc.*	55,538	503,730
QUALCOMM, Inc.	150,491	7,447,799
Tellabs, Inc.	8,043	54,531

		11,567,654

Computers & Peripherals (1.8%)
Apple, Inc.*	21,628	6,976,328
Dell, Inc.*	39,869	540,225
EMC Corp.*	48,579	1,112,459
Hewlett-Packard Co.	53,439	2,249,782
Lexmark International, Inc., Class A*	1,663	57,906
NetApp, Inc.*	8,521	468,314
QLogic Corp.*	2,188	37,240
SanDisk Corp.*	5,483	273,382
Western Digital Corp.*	5,418	183,670

		11,899,306

Electronic Equipment, Instruments & Components (0.2%)
Amphenol Corp., Class A	4,117	217,295
Corning, Inc.	37,093	716,637
FLIR Systems, Inc.*	3,902	116,084
Jabil Circuit, Inc.	4,622	92,856
Molex, Inc.	3,169	72,000

		1,214,872

	Number of Shares	Value (Note 1)

Internet Software & Services (0.8%)
Akamai Technologies, Inc.*	4,274	$201,092
eBay, Inc.*	27,041	752,551
Google, Inc., Class A*	5,881	3,493,137
Monster Worldwide, Inc.*	3,066	72,450
VeriSign, Inc.	4,103	134,045
Yahoo!, Inc.*	30,829	512,686

		5,165,961

IT Services (1.8%)
Accenture plc, Class A	67,000	3,248,830
Automatic Data Processing, Inc.	11,764	544,438
Cognizant Technology Solutions Corp., Class A*	7,155	524,390
Computer Sciences Corp.	3,638	180,445
Fidelity National Information Services, Inc.	6,016	164,778
Fiserv, Inc.*	3,430	200,861
International Business Machines Corp.	29,307	4,301,095
Mastercard, Inc., Class A	2,283	511,643
Paychex, Inc.	7,611	235,256
SAIC, Inc.*	6,600	104,676
Teradata Corp.*	3,929	161,718
Total System Services, Inc.	3,908	60,105
Visa, Inc., Class A	11,512	810,215
Western Union Co.	15,556	288,875

		11,337,325

Office Electronics (0.1%)
Xerox Corp.	32,706	376,773

Semiconductors & Semiconductor Equipment (1.8%)
Advanced Micro Devices, Inc.*	14,289	116,884
Altera Corp.	7,369	262,189
Analog Devices, Inc.	7,100	267,457
Applied Materials, Inc.	31,666	444,907
Broadcom Corp., Class A	10,737	467,596
First Solar, Inc.*	1,236	160,853
Intel Corp.	131,515	2,765,760
KLA-Tencor Corp.	3,939	152,203
Linear Technology Corp.	5,201	179,903
LSI Corp.*	14,905	89,281
MEMC Electronic Materials, Inc.*	5,120	57,651
Microchip Technology, Inc.	4,405	150,695
Micron Technology, Inc.*	20,880	167,458
National Semiconductor Corp.	5,648	77,717
Novellus Systems, Inc.*	2,172	70,199
NVIDIA Corp.*	13,505	207,977
Teradyne, Inc.*	4,277	60,049
Texas Instruments, Inc.	180,788	5,875,610
Xilinx, Inc.	6,057	175,532

		11,749,921

Software (2.9%)
Adobe Systems, Inc.*	11,994	369,175
Autodesk, Inc.*	5,361	204,790
BMC Software, Inc.*	4,189	197,469
CA, Inc.	9,192	224,653
Citrix Systems, Inc.*	4,427	302,851
Compuware Corp.*	5,352	62,458
Electronic Arts, Inc.*	8,129	133,153

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/LARGE CAP CORE PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2010

	Number of Shares	Value (Note 1)

Intuit, Inc.*	6,662	$328,437
McAfee, Inc.*	3,562	164,956
Microsoft Corp.	462,139	12,902,921
Novell, Inc.*	8,015	47,449
Oracle Corp.	91,201	2,854,591
Red Hat, Inc.*	4,452	203,234
Salesforce.com, Inc.*	2,788	368,016
Symantec Corp.*	18,339	306,995

		18,671,148

Total Information Technology		71,982,960

Materials (3.4%)
Chemicals (1.7%)
Air Products & Chemicals, Inc.	4,998	454,568
Airgas, Inc.	1,755	109,617
CF Industries Holdings, Inc.	1,647	222,592
Dow Chemical Co.	27,308	932,295
E.I. du Pont de Nemours & Co.	21,524	1,073,617
Eastman Chemical Co.	1,668	140,246
Ecolab, Inc.	5,501	277,360
FMC Corp.	1,684	134,535
International Flavors & Fragrances, Inc.	1,872	104,065
Monsanto Co.	83,390	5,807,280
PPG Industries, Inc.	3,829	321,904
Praxair, Inc.	7,224	689,675
Sherwin-Williams Co.	2,108	176,545
Sigma-Aldrich Corp.	2,857	190,162

		10,634,461

Construction Materials (0.0%)
Vulcan Materials Co.	2,953	130,995

Containers & Packaging (0.1%)
Ball Corp.	2,173	147,873
Bemis Co., Inc.	2,567	83,838
Owens-Illinois, Inc.*	3,864	118,625
Sealed Air Corp.	3,847	97,906

		448,242

Metals & Mining (1.6%)
AK Steel Holding Corp.	2,129	34,852
Alcoa, Inc.	24,083	370,637
Allegheny Technologies, Inc.	2,278	125,700
Cliffs Natural Resources, Inc.	3,200	249,632
Freeport-McMoRan Copper & Gold, Inc.	11,086	1,331,318
Newmont Mining Corp.	119,224	7,323,930
Nucor Corp.	7,417	325,013
Titanium Metals Corp.*	2,489	42,761
United States Steel Corp.	3,386	197,810

		10,001,653

Paper & Forest Products (0.0%)
International Paper Co.	10,314	280,953
MeadWestvaco Corp.	4,006	104,797

		385,750

Total Materials		21,601,101

	Number of Shares	Value (Note 1)

Telecommunication Services (2.6%)
Diversified Telecommunication Services (1.2%)
AT&T, Inc.	139,342	$4,093,868
CenturyLink, Inc.	7,151	330,162
Frontier Communications Corp.	23,031	224,091
Qwest Communications International, Inc.	40,195	305,884
Verizon Communications, Inc.	66,656	2,384,952
Windstream Corp.	11,404	158,972

		7,497,929

Wireless Telecommunication Services (1.4%)
American Tower Corp., Class A*	9,410	485,932
MetroPCS Communications, Inc.*	6,363	80,365
Sprint Nextel Corp.*	69,892	295,643
Vodafone Group plc (ADR)	305,218	8,066,912

		8,928,852

Total Telecommunication Services		16,426,781

Utilities (1.4%)
Electric Utilities (0.8%)
Allegheny Energy, Inc.	3,991	96,742
American Electric Power Co., Inc.	11,157	401,429
Duke Energy Corp.	31,229	556,188
Edison International	7,738	298,687
Entergy Corp.	4,297	304,357
Exelon Corp.	15,499	645,378
FirstEnergy Corp.	7,175	265,619
NextEra Energy, Inc.	9,804	509,710
Northeast Utilities	4,142	132,047
Pepco Holdings, Inc.	5,030	91,797
Pinnacle West Capital Corp.	2,422	100,392
PPL Corp.	11,395	299,916
Progress Energy, Inc.	6,835	297,186
Southern Co.	19,774	755,960

		4,755,408

Gas Utilities (0.0%)
Nicor, Inc.	1,066	53,215
Oneok, Inc.	2,514	139,451

		192,666

Independent Power Producers & Energy Traders (0.1%)
AES Corp.*	15,527	189,119
Constellation Energy Group, Inc.	4,688	143,593
NRG Energy, Inc.*	5,828	113,879

		446,591

Multi-Utilities (0.5%)
Ameren Corp.	5,608	158,090
CenterPoint Energy, Inc.	10,183	160,077
CMS Energy Corp.	5,766	107,248
Consolidated Edison, Inc.	6,873	340,695
Dominion Resources, Inc.	13,801	589,579
DTE Energy Co.	3,839	173,983
Integrys Energy Group, Inc.	1,813	87,949
NiSource, Inc.	6,334	111,605
PG&E Corp.	9,103	435,487

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/LARGE CAP CORE PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2010

	Number of Shares	Value (Note 1)

Public Service Enterprise Group, Inc.	11,908	$378,793
SCANA Corp.	2,669	108,361
Sempra Energy	5,702	299,241
TECO Energy, Inc.	5,035	89,623
Wisconsin Energy Corp.	2,751	161,924
Xcel Energy, Inc.	10,880	256,224

		3,458,879

Total Utilities		8,853,544

Total Common Stocks (73.1%) (Cost $347,762,027)		467,970,902

INVESTMENT COMPANIES:
Exchange Traded Funds (ETFs)(9.6%)
iShares Morningstar Large Core Index Fund	53,147	3,757,493
iShares Morningstar Large Growth Index Fund	63,598	4,167,577
iShares Morningstar Large Value Index Fund	73,163	4,355,393
iShares NYSE 100 Index Fund	5,536	332,935
iShares Russell 1000 Growth Index Fund	7,697	440,730
iShares Russell 1000 Index Fund	74,502	5,204,710
iShares Russell 1000 Value Index Fund	149,525	9,699,687
iShares S&P 100 Index Fund	89,915	5,095,483
iShares S&P 500 Growth Index Fund	38,648	2,536,855
iShares S&P 500 Index Fund	131,255	16,570,944
iShares S&P 500 Value Index Fund	118,146	7,040,320

	Number of Shares	Value (Note 1)
Vanguard Large-Cap ETF	3,400	$195,874
Vanguard Value ETF	34,000	1,813,220

Total Investment Companies (9.6%) (Cost $45,205,976)		61,211,221

	Number of Shares	Value (Note 1)
SHORT-TERM INVESTMENTS:
Short-Term Investment (15.0%)
BlackRock Liquidity Funds TempFund 0.17%‡	96,197,025	96,197,025

	Principal Amount	Value (Note 1)
Time Deposit (0.8%)
JPMorgan Chase Nassau 0.000%, 1/3/11	$5,242,990	5,242,990

Total Short-Term Investments (15.8%) (Cost $101,440,015)		101,440,015

Total Investments (98.5%) (Cost $494,408,018)		630,622,138
Other Assets Less Liabilities (1.5%)		9,883,038

Net Assets (100%)		$640,505,176

*	Non-income producing.
‡	Affiliated company as defined under the Investment Company Act of 1940.

Glossary:

ADR—	American Depositary Receipt

Investments in companies which were affiliates for the year ended December 31, 2010, were as follows:

Securities	Market Value December 31, 2009	Purchases at Cost	Sales at Cost	Market Value December 31, 2010	Dividend Income	Realized Gain (Loss)
BlackRock Liquidity Funds TempFund	$—	$176,405,373	$80,208,348	$96,197,025	$118,705	$878

At December 31, 2010, the Portfolio had the following futures contracts open: (Note 1)

Purchase	Number of Contracts	Expiration Date	Original Value	Value at 12/31/2010	Unrealized Appreciation/ (Depreciation)
S&P 500 E-Mini Index	1,703	March-11	$103,737,198	$106,692,950	$2,955,752

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/LARGE CAP CORE PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2010

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2010:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with rules under the Investment Company Act of 1940. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Common Stocks
Consumer Discretionary	$49,681,760	$—	$—	$49,681,760
Consumer Staples	52,749,031	—	—	52,749,031
Energy	62,353,266	—	—	62,353,266
Financials	84,631,686	—	—	84,631,686
Health Care	62,413,984	—	—	62,413,984
Industrials	37,276,789	—	—	37,276,789
Information Technology	71,982,960	—	—	71,982,960
Materials	21,601,101	—	—	21,601,101
Telecommunication Services	16,426,781	—	—	16,426,781
Utilities	8,853,544	—	—	8,853,544
Futures	2,955,752	—	—	2,955,752
Investment Companies
Exchange Traded Funds (ETFs)	61,211,221	—	—	61,211,221
Short-Term Investments	—	101,440,015	—	101,440,015

Total Assets	$532,137,875	$101,440,015	$—	$633,577,890

Total Liabilities	$—	$—	$—	$—

Total	$532,137,875	$101,440,015	$—	$633,577,890

Fair Values of Derivative Instruments as of December 31, 2010:

Statement of Assets and Liabilities
Derivatives Not Accounted for as Hedging Instruments^	Asset Derivatives	Fair Value
Interest rate contracts	Receivables, Net Assets -Unrealized appreciation	$—	*
Foreign exchange contracts	Receivables	—
Credit contracts	Receivables	—
Equity contracts	Receivables, Net Assets - Unrealized appreciation	2,955,752	*
Commodity contracts	Receivables	—
Other contracts	Receivables	—

Total		$2,955,752

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/LARGE CAP CORE PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2010

Statement of Assets and Liabilities
Derivatives Not Accounted for as Hedging Instruments^	Liability Derivatives	Fair Value
Interest rate contracts	Payables, Net Assets - Unrealized depreciation	$—	*
Foreign exchange contracts	Payables	—
Credit contracts	Payables	—
Equity contracts	Payables, Net Assets - Unrealized depreciation	—	*
Commodity contracts	Payables	—
Other contracts	Payables	—

Total		$—

* Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets & Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2010:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Options	Futures	Forward Currency Contracts	Swaps	Total
Interest rate contracts	$—	$—	$—	$—	$—
Foreign exchange contracts	—	—	—	—	—
Credit contracts	—	—	—	—	—
Equity contracts	—	5,703,778	—	—	5,703,778
Commodity contracts	—	—	—	—	—
Other contracts	—	—	—	—	—

Total	$—	$5,703,778	$—	$—	$5,703,778

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Options	Futures	Forward Currency Contracts	Swaps	Total
Interest rate contracts	$—	$—	$—	$—	$—
Foreign exchange contracts	—	—	—	—	—
Credit contracts	—	—	—	—	—
Equity contracts	—	2,768,065	—	—	2,768,065
Commodity contracts	—	—	—	—	—
Other contracts	—	—	—	—	—

Total	$—	$2,768,065	$—	$—	$2,768,065

The Portfolio held futures contracts with an average notional balance of approximately $65,378,000 during the year ended December 31, 2010.

^ This Portfolio held futures contracts as a substitute for investing in conventional securities and hedging.

Investment security transactions for the year ended December 31, 2010 were as follows:

Cost of Purchases:
Stocks	$125,898,636
Net Proceeds of Sales and Redemptions:
Stocks	$254,984,736

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/LARGE CAP CORE PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2010

As of December 31, 2010, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$134,108,659
Aggregate gross unrealized depreciation	(2,406,750)

Net unrealized appreciation	$131,701,909

Federal income tax cost of investments	$498,920,229

For the year ended December 31, 2010, the Portfolio incurred approximately $1,977 as brokerage commissions with Keefe, Bruyette & Woods, Inc. and $6,431 with Sanford C. Bernstein & Co., Inc. affiliated broker/dealers.

The Portfolio utilized net capital loss carryforward of $23,366,870 during 2010.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/LARGE CAP CORE PLUS PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2010

ASSETS
Investments at value:
Affiliated Issuers (Cost $96,197,025)	$96,197,025
Unaffiliated Issuers (Cost $398,210,993)	534,425,113
Cash	204
Cash held as collateral at broker	10,288,000
Dividends, interest and other receivables	854,581
Receivable for securities sold	436,166
Receivable from Separate Accounts for Trust shares sold	124,609
Receivable from investment sub-advisor	5,561

Total assets	642,331,259

LIABILITIES
Payable for securities purchased	831,353
Payable to Separate Accounts for Trust shares redeemed	287,823
Investment management fees payable	269,114
Variation margin payable on futures contracts	127,725
Administrative fees payable	91,567
Distribution fees payable - Class IB	40,018
Trustees’ fees payable	649
Accrued expenses	177,834

Total liabilities	1,826,083

NET ASSETS	$640,505,176

Net assets were comprised of:
Paid in capital	$499,543,169
Accumulated undistributed net investment income (loss)	82,397
Accumulated undistributed net realized gains (losses) on investments and futures	1,689,937
Net unrealized appreciation (depreciation) on investments, futures and foreign currency translations	139,189,673

Net assets	$640,505,176

Class IA
Net asset value, offering and redemption price per share, $450,115,695 / 62,361,140 shares outstanding (unlimited amount authorized: $0.01 par value)	$7.22

Class IB
Net asset value, offering and redemption price per share, $190,389,481 / 26,370,777 shares outstanding (unlimited amount authorized: $0.01 par value)	$7.22

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2010

INVESTMENT INCOME
Dividends ($118,705 of dividend income received from affiliates)(net of $24,508 foreign withholding tax)	$11,384,690
Interest	51,345

Total income	11,436,035

EXPENSES
Investment management fees	3,025,094
Administrative fees	1,042,939
Distribution fees - Class IB	450,114
Custodian fees	93,501
Printing and mailing expenses	57,164
Professional fees	33,328
Trustees’ fees	13,999
Miscellaneous	24,252

Gross expenses	4,740,391
Less: Reimbursement from sub-advisor	(40,915)
Fees paid indirectly	(13,656)

Net expenses	4,685,820

NET INVESTMENT INCOME (LOSS)	6,750,215

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Securities	71,490,671
Futures	5,703,778
Net distributions of realized gain received from Underlying Portfolio (All realized gains received from affiliates)	878

Net realized gain (loss)	77,195,327

Change in unrealized appreciation (depreciation) on:
Securities	(4,868,833)
Foreign currency translations	1,897
Futures	2,768,065

Net change in unrealized appreciation (depreciation)	(2,098,871)

NET REALIZED AND UNREALIZED GAIN (LOSS)	75,096,456

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$81,846,671

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/LARGE CAP CORE PLUS PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2010	2009
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$6,750,215	$25,105,520
Net realized gain (loss) on investments, futures and net distributions of realized gains received from Underlying Portfolios	77,195,327	271,207,263
Net change in unrealized appreciation (depreciation) on investments, futures and foreign currency translations	(2,098,871)	312,214,641

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	81,846,671	608,527,424

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class IA	(5,357,954)	(17,343,692)
Class IB	(1,800,113)	(7,073,064)

	(7,158,067)	(24,416,756)

Distributions from net realized capital gains
Class IA	(32,027,986)	—
Class IB	(13,612,938)	—

	(45,640,924)	—

TOTAL DIVIDENDS AND DISTRIBUTIONS	(52,798,991)	(24,416,756)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 1,620,704 and 162,500,048 shares, respectively ]	11,384,186	813,116,090
Capital shares issued in reinvestment of dividends and distributions[ 5,246,317 and 2,560,586 shares, respectively ]	37,385,940	17,343,692
Capital shares repurchased [ (5,973,975) and (307,558,173) shares, respectively ]	(42,445,339)	(2,113,898,287)

Total Class IA transactions	6,324,787	(1,283,438,505)

Class IB
Capital shares sold [ 2,655,318 and 4,242,923 shares, respectively ]	18,875,120	24,382,205
Capital shares issued in reinvestment of dividends and distributions[ 2,162,165 and 1,043,287 shares, respectively ]	15,413,051	7,073,064
Capital shares repurchased [ (5,050,701) and (5,607,992) shares, respectively ]	(35,471,605)	(33,095,112)

Total Class IB transactions	(1,183,434)	(1,639,843)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	5,141,353	(1,285,078,348)

TOTAL INCREASE (DECREASE) IN NET ASSETS	34,189,033	(700,967,680)
NET ASSETS:
Beginning of year	606,316,143	1,307,283,823

End of year (a)	$640,505,176	$606,316,143

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$82,397	$685,396

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/LARGE CAP CORE PLUS PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
	2010	2009		2008		2007		2006
Net asset value, beginning of year	$6.88	$5.66		$9.08		$11.30		$10.09

Income (loss) from investment operations:
Net investment income (loss)	0.08 (e)	0.09	(e)	0.14	(e)	0.16		0.11	(e)
Net realized and unrealized gain (loss) on investments, futures and foreign currency transactions	0.91	1.42		(3.52)		0.28		1.22

Total from investment operations	0.99	1.51		(3.38)		0.44		1.33

Less distributions:
Dividends from net investment income	(0.09)	(0.29)		(0.04)		(0.18)		(0.12)
Distributions from net realized gains	(0.56)	—		—		(2.48)		—

Total dividends and distributions	(0.65)	(0.29)		(0.04)		(2.66)		(0.12)

Net asset value, end of year	$7.22	$6.88		$5.66		$9.08		$11.30

Total return	14.56%	26.84%		(37.20)%		4.17%		13.22%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$450,116	$423,167		$1,154,780		$297		$201
Ratio of expenses to average net assets:
After waivers and reimbursements	0.70%	0.70%		0.73%		0.70%		0.70%
After waivers, reimbursements and fees paid indirectly	0.70%	0.68%		0.65%		0.56%		0.69%
Before waivers, reimbursements and fees paid indirectly	0.71%	0.70%		0.77%		0.75%		0.73%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements	1.19%	1.60%		2.42%		1.31%		1.05%
After waivers, reimbursements and fees paid indirectly	1.19%	1.62%		2.50%		1.45%		1.06%
Before waivers, reimbursements and fees paid indirectly	1.18%	1.60%		2.38%		1.26%		1.02%
Portfolio turnover rate	24%	36%		39%		109%		33%

	Year Ended December 31,
	2010	2009		2008		2007		2006
Net asset value, beginning of year	$6.88	$5.66		$9.09		$11.31		$10.10

Income (loss) from investment operations:
Net investment income (loss)	0.07 (e)	0.09	(e)	0.11	(e)	0.15		0.09	(e)
Net realized and unrealized gain (loss) on investments, futures and foreign currency transactions	0.90	1.41		(3.51)		0.26		1.22

Total from investment operations	0.97	1.50		(3.40)		0.41		1.31

Less distributions:
Dividends from net investment income	(0.07)	(0.28)		(0.03)		(0.15)		(0.10)
Distributions from net realized gains	(0.56)	—		—		(2.48)		—

Total dividends and distributions	(0.63)	(0.28)		(0.03)		(2.63)		(0.10)

Net asset value, end of year	$7.22	$6.88		$5.66		$9.09		$11.31

Total return	14.27%	26.50%		(37.42)%		3.90%		12.92%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$190,389	$183,149		$152,504		$284,177		$329,937
Ratio of expenses to average net assets:
After waivers and reimbursements	0.95%	0.95	%(c)	0.98	%(c)	0.95%		0.95%
After waivers, reimbursements and fees paid indirectly	0.95%	0.93	%(c)	0.90	%(c)	0.81	%(c)	0.94%
Before waivers, reimbursements and fees paid indirectly	0.96%	0.95	%(c)	1.02	%(c)	1.00%		0.98	%(c)
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements	0.94%	1.40%		1.46%		1.01%		0.83%
After waivers, reimbursements and fees paid indirectly	0.94%	1.43%		1.49%		1.17%		0.84%
Before waivers, reimbursements and fees paid indirectly	0.93%	1.40%		1.35%		0.97%		0.80%
Portfolio turnover rate	24%	36%		39%		109%		33%
(c)	Reflects overall fund ratios for non-class specific expense.
(e)	Net investment income per share is based on average shares outstanding.

See Notes to Financial Statements.

EQ/LARGE CAP GROWTH INDEX PORTFOLIO (Unaudited)

PORTFOLIO ADVISER

➢	AllianceBernstein L.P.

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/10
	1 Year	5 Years	10 Years	Since Incept.*
Portfolio – Class IA Shares	16.74%	3.01%	(0.58)%	(0.71)%
Portfolio – Class IB Shares	16.36	2.77	(0.83)	(0.96)
Russell 1000® Growth Index	16.71	3.75	0.02	(0.25)
* Date of inception 5/1/99 Returns for periods greater than one year are annualized

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IA shares returned 16.74% for the year ended December 31, 2010. The Portfolio’s benchmark, the Russell 1000® Growth Index, returned 16.71% over the same period.

Portfolio Highlights

What helped performance during the year:

•	The sectors that contributed most to relative performance for the year were Consumer Discretionary, Information Technology, Industrials, Energy and Consumer Staples.

•	The leading five stocks that provided the most positive impact to performance for the year were Apple Computer, Exxon Mobil, Schlumberger, Oracle Systems and International Business Machines.

What hurt performance during the year:

•	The largest detractors from performance for the year were Utilities, Telecommunication Services, Health Care, Financials and Materials.

•	The five stocks that provided the most negative impact to performance for the year were Microsoft, Cisco System, Hewlett Packard, Johnson & Johnson and Visa.

Portfolio Positioning and Outlook

The Portfolio will continue to attempt to meet its performance objective by approximating the risk profile and investment return of the underlying benchmark, the Russell 1000® Growth Index.

Sector Weightings as of 12/31/10	% of Net Assets
Information Technology	30.6%
Consumer Discretionary	14.6
Industrials	13.1
Energy	10.8
Health Care	9.8
Consumer Staples	9.4
Materials	5.2
Financials	4.7
Telecommunication Services	0.8
Utilities	0.1
Cash and Other	0.9

100.0%

EQ/LARGE CAP GROWTH INDEX PORTFOLIO (Unaudited)

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2010 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/10	Ending Account Value 12/31/10	Expenses Paid During Period* 7/1/10 - 12/31/10
Class IA
Actual	$1,000.00	$1,259.90	$2.73
Hypothetical (5% average return before expenses)	1,000.00	1,022.79	2.45
Class IB
Actual	1,000.00	1,259.30	4.16
Hypothetical (5% average return before expenses)	1,000.00	1,021.53	3.72

*   Expenses are equal to the Portfolio’s Class IA and Class IB shares annualized expense ratios of 0.48% and 0.73%, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

EQ ADVISORS TRUST

EQ/LARGE CAP GROWTH INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2010

	Number of Shares	Value (Note 1)

COMMON STOCKS:
Consumer Discretionary (14.6%)
Auto Components (0.7%)
Autoliv, Inc.	5,300	$418,382
BorgWarner, Inc.*	19,554	1,414,927
Federal-Mogul Corp.*	790	16,314
Gentex Corp.	25,086	741,542
Goodyear Tire & Rubber Co.*	43,708	517,940
Johnson Controls, Inc.	114,420	4,370,844
Lear Corp.*	2,700	266,517
TRW Automotive Holdings Corp.*	9,612	506,552

		8,253,018

Automobiles (1.0%)
Ford Motor Co.*	601,400	10,097,506
Harley-Davidson, Inc.	42,400	1,470,008
Tesla Motors, Inc.*	1,910	50,863
Thor Industries, Inc.	5,986	203,285

		11,821,662

Distributors (0.0%)
LKQ Corp.*	25,727	584,517

Diversified Consumer Services (0.3%)
Apollo Group, Inc., Class A*	23,287	919,603
Career Education Corp.*	11,745	243,474
DeVry, Inc.	11,512	552,346
Education Management Corp.*	4,200	76,020
H&R Block, Inc.	22,940	273,215
Hillenbrand, Inc.	11,167	232,385
ITT Educational Services, Inc.*	5,804	369,657
Strayer Education, Inc.	2,512	382,377
Weight Watchers International, Inc.	5,924	222,091

		3,271,168

Hotels, Restaurants & Leisure (3.2%)
Bally Technologies, Inc.*	9,900	417,681
Brinker International, Inc.	14,406	300,797
Carnival Corp.	29,431	1,357,064
Chipotle Mexican Grill, Inc.*	5,673	1,206,420
Choice Hotels International, Inc.	323	12,361
Darden Restaurants, Inc.	25,303	1,175,071
International Game Technology	53,706	950,059
International Speedway Corp., Class A	1,800	47,106
Las Vegas Sands Corp.*	56,988	2,618,599
Marriott International, Inc., Class A	48,944	2,033,134
McDonald’s Corp.	194,048	14,895,125
MGM Resorts International*	8,636	128,245
Panera Bread Co., Class A*	5,258	532,162
Royal Caribbean Cruises Ltd.*	9,278	436,066
Starbucks Corp.	134,368	4,317,244
Starwood Hotels & Resorts Worldwide, Inc.	34,140	2,075,029
Wendy’s/Arby’s Group, Inc., Class A	22,758	105,142
WMS Industries, Inc.*	10,485	474,341

	Number of Shares	Value (Note 1)

Wynn Resorts Ltd.	13,600	$1,412,224
Yum! Brands, Inc.	84,264	4,133,149

		38,627,019

Household Durables (0.3%)
Fortune Brands, Inc.	3,300	198,825
Garmin Ltd.	1,168	36,197
Harman International Industries, Inc.*	5,997	277,661
Leggett & Platt, Inc.	15,750	358,470
Mohawk Industries, Inc.*	1,200	68,112
NVR, Inc.*	1,108	765,650
Tempur-Pedic International, Inc.*	12,300	492,738
Tupperware Brands Corp.	11,400	543,438
Whirlpool Corp.	5,800	515,214

		3,256,305

Internet & Catalog Retail (1.4%)
Amazon.com, Inc.*	63,136	11,364,480
Expedia, Inc.	15,159	380,339
Netflix, Inc.*	7,194	1,263,986
priceline.com, Inc.*	8,569	3,423,744

		16,432,549

Leisure Equipment & Products (0.2%)
Hasbro, Inc.	23,549	1,111,042
Mattel, Inc.	38,095	968,756

		2,079,798

Media (1.6%)
CBS Corp., Class B	14,500	276,225
DIRECTV, Class A*	146,682	5,857,012
Discovery Communications, Inc., Class A*	37,500	1,563,750
DreamWorks Animation SKG, Inc., Class A*	13,300	391,951
Interpublic Group of Cos., Inc.*	88,200	936,684
John Wiley & Sons, Inc., Class A	7,486	338,667
Lamar Advertising Co., Class A*	2,200	87,648
Madison Square Garden, Inc., Class A*	3,500	90,230
McGraw-Hill Cos., Inc.	39,882	1,452,103
Meredith Corp.	2,700	93,555
Morningstar, Inc.	3,935	208,870
News Corp., Class A	86,100	1,253,616
Omnicom Group, Inc.	44,634	2,044,237
Regal Entertainment Group, Class A	3,286	38,578
Scripps Networks Interactive, Inc., Class A	16,132	834,831
Sirius XM Radio, Inc.*	700,700	1,149,148
Thomson Reuters Corp.	21,800	812,486
Time Warner, Inc.	43,500	1,399,395
Viacom, Inc., Class B	22,200	879,342

		19,708,328

Multiline Retail (1.3%)
Big Lots, Inc.*	13,572	413,403

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/LARGE CAP GROWTH INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2010

	Number of Shares	Value (Note 1)

Dollar General Corp.*	12,600	$386,442
Dollar Tree, Inc.*	22,916	1,285,129
Family Dollar Stores, Inc.	22,827	1,134,730
J.C. Penney Co., Inc.	13,800	445,878
Kohl’s Corp.*	40,934	2,224,354
Macy’s, Inc.	7,500	189,750
Nordstrom, Inc.	30,143	1,277,460
Target Corp.	132,796	7,985,024

		15,342,170

Specialty Retail (3.6%)
Aaron’s, Inc.	7,225	147,318
Abercrombie & Fitch Co., Class A	12,185	702,222
Advance Auto Parts, Inc.	15,892	1,051,256
Aeropostale, Inc.*	15,778	388,770
American Eagle Outfitters, Inc.	8,666	126,784
AutoNation, Inc.*	4,015	113,223
AutoZone, Inc.*	4,814	1,312,248
Bed Bath & Beyond, Inc.*	47,459	2,332,610
Best Buy Co., Inc.	58,558	2,007,954
CarMax, Inc.*	40,296	1,284,636
Chico’s FAS, Inc.	32,192	387,270
Dick’s Sporting Goods, Inc.*	16,137	605,137
Gap, Inc.	68,243	1,510,900
Guess?, Inc.	11,680	552,698
Home Depot, Inc.	305,377	10,706,518
J. Crew Group, Inc.*	9,900	427,086
Limited Brands, Inc.	48,088	1,477,744
Lowe’s Cos., Inc.	198,205	4,970,981
Office Depot, Inc.*	4,975	26,865
O’Reilly Automotive, Inc.*	24,911	1,505,123
PetSmart, Inc.	21,315	848,763
Ross Stores, Inc.	22,081	1,396,623
Staples, Inc.	131,626	2,997,124
Tiffany & Co.	22,836	1,421,998
TJX Cos., Inc.	73,523	3,263,686
Tractor Supply Co.	13,100	635,219
Urban Outfitters, Inc.*	22,014	788,321
Williams-Sonoma, Inc.	17,379	620,256

		43,609,333

Textiles, Apparel & Luxury Goods (1.0%)
Coach, Inc.	55,006	3,042,382
Fossil, Inc.*	9,500	669,560
Hanesbrands, Inc.*	17,167	436,042
NIKE, Inc., Class B	64,933	5,546,577
Phillips-Van Heusen Corp.	10,164	640,433
Polo Ralph Lauren Corp.	10,091	1,119,294

		11,454,288

Total Consumer Discretionary		174,440,155

Consumer Staples (9.4%)
Beverages (2.7%)
Brown-Forman Corp., Class B	14,391	1,001,902
Coca-Cola Co.	283,381	18,637,968
Coca-Cola Enterprises, Inc.	37,392	935,922
Dr. Pepper Snapple Group, Inc.	12,500	439,500
Hansen Natural Corp.*	10,043	525,048

	Number of Shares	Value (Note 1)

PepsiCo, Inc.	167,216	$10,924,221

		32,464,561

Food & Staples Retailing (2.4%)
BJ’s Wholesale Club, Inc.*	756	36,212
Costco Wholesale Corp.	79,466	5,738,240
CVS Caremark Corp.	27,245	947,309
Kroger Co.	6,600	147,576
Sysco Corp.	106,636	3,135,098
Walgreen Co.	152,087	5,925,310
Wal-Mart Stores, Inc.	211,045	11,381,657
Whole Foods Market, Inc.*	25,185	1,274,109

		28,585,511

Food Products (0.9%)
Campbell Soup Co.	19,895	691,351
ConAgra Foods, Inc.	8,100	182,898
Flowers Foods, Inc.	5,045	135,761
General Mills, Inc.	71,140	2,531,873
Green Mountain Coffee Roasters, Inc.*	19,939	655,196
H.J. Heinz Co.	23,411	1,157,908
Hershey Co.	16,169	762,368
Kellogg Co.	41,528	2,121,250
McCormick & Co., Inc. (Non-Voting)	11,888	553,149
Mead Johnson Nutrition Co.	5,078	316,105
Sara Lee Corp.	84,982	1,488,035

		10,595,894

Household Products (1.2%)
Church & Dwight Co., Inc.	12,834	885,803
Clorox Co.	23,974	1,517,075
Colgate-Palmolive Co.	74,084	5,954,131
Kimberly-Clark Corp.	59,125	3,727,240
Procter & Gamble Co.	31,208	2,007,610

		14,091,859

Personal Products (0.4%)
Alberto-Culver Co.	3,392	125,640
Avon Products, Inc.	77,210	2,243,722
Estee Lauder Cos., Inc., Class A	19,937	1,608,916
Herbalife Ltd.	10,846	741,541

		4,719,819

Tobacco (1.8%)
Altria Group, Inc.	218,878	5,388,776
Philip Morris International, Inc.	281,202	16,458,753

		21,847,529

Total Consumer Staples		112,305,173

Energy (10.8%)
Energy Equipment & Services (2.8%)
Atwood Oceanics, Inc.*	2,017	75,375
Baker Hughes, Inc.	21,200	1,212,004
Cameron International Corp.*	25,133	1,274,997
Core Laboratories N.V.	8,100	721,305
Diamond Offshore Drilling, Inc.	3,985	266,477

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/LARGE CAP GROWTH INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2010

	Number of Shares	Value (Note 1)

Dresser-Rand Group, Inc.*	13,430	$571,984
Exterran Holdings, Inc.*	1,107	26,513
FMC Technologies, Inc.*	21,916	1,948,551
Halliburton Co.	163,800	6,687,954
McDermott International, Inc.*	32,904	680,784
Nabors Industries Ltd.*	20,500	480,930
Oil States International, Inc.*	600	38,454
Pride International, Inc.*	12,480	411,840
Rowan Cos., Inc.*	2,877	100,436
Schlumberger Ltd.	215,027	17,954,754
Superior Energy Services, Inc.*	1,000	34,990
Weatherford International Ltd.*	53,700	1,224,360

		33,711,708

Oil, Gas & Consumable Fuels (8.0%)
Alpha Natural Resources, Inc.*	2,942	176,608
Arch Coal, Inc.	20,700	725,742
Atlas Energy, Inc.*	10,300	452,891
Chevron Corp.	19,200	1,752,000
Cimarex Energy Co.	15,100	1,336,803
Concho Resources, Inc.*	18,500	1,621,895
ConocoPhillips	102,800	7,000,680
Consol Energy, Inc.	18,691	910,999
Continental Resources, Inc.*	4,995	293,956
El Paso Corp.	23,257	320,016
EOG Resources, Inc.	45,700	4,177,437
EQT Corp.	25,013	1,121,583
EXCO Resources, Inc.	26,449	513,640
Exxon Mobil Corp.	844,686	61,763,440
Forest Oil Corp.*	13,003	493,724
Frontline Ltd.	7,600	192,812
Holly Corp.	5,436	221,626
Marathon Oil Corp.	34,100	1,262,723
Murphy Oil Corp.	4,100	305,655
Occidental Petroleum Corp.	29,800	2,923,380
Petrohawk Energy Corp.*	38,654	705,436
Quicksilver Resources, Inc.*	1,226	18,071
Range Resources Corp.	28,742	1,292,815
SandRidge Energy, Inc.*	38,000	278,160
SM Energy Co.	7,662	451,522
Southwestern Energy Co.*	62,372	2,334,584
Ultra Petroleum Corp.*	27,400	1,308,898
Whiting Petroleum Corp.*	800	93,752
Williams Cos., Inc.	43,400	1,072,848

		95,123,696

Total Energy		128,835,404

Financials (4.7%)
Capital Markets (1.6%)
Affiliated Managers Group, Inc.*	9,286	921,357
Ameriprise Financial, Inc.	9,319	536,309
BlackRock, Inc.	5,727	1,091,452
Charles Schwab Corp.	178,394	3,052,321
Eaton Vance Corp.	21,260	642,690
Federated Investors, Inc., Class B	10,830	283,421
Franklin Resources, Inc.	26,877	2,988,991
Greenhill & Co., Inc.	5,343	436,416
Invesco Ltd.	25,522	614,059

	Number of Shares	Value (Note 1)

Janus Capital Group, Inc.	2,929	$37,989
Lazard Ltd., Class A	16,524	652,533
LPL Investment Holdings, Inc.*	610	22,186
Morgan Stanley	86,749	2,360,440
Northern Trust Corp.	17,383	963,192
SEI Investments Co.	26,975	641,735
T. Rowe Price Group, Inc.	46,836	3,022,795
TD Ameritrade Holding Corp.	42,043	798,397
Waddell & Reed Financial, Inc., Class A	15,579	549,783

		19,616,066

Commercial Banks (0.0%)
Bank of Hawaii Corp.	2,800	132,188

Consumer Finance (0.7%)
American Express Co.	189,086	8,115,571
Green Dot Corp., Class A*	650	36,881

		8,152,452

Diversified Financial Services (0.3%)
CBOE Holdings, Inc.	930	21,260
Interactive Brokers Group, Inc., Class A	1,800	32,076
IntercontinentalExchange, Inc.*	13,375	1,593,631
Moody’s Corp.	37,002	982,033
MSCI, Inc., Class A*	19,791	771,057
NASDAQ OMX Group, Inc.*	2,355	55,837
NYSE Euronext	10,127	303,608

		3,759,502

Insurance (1.0%)
ACE Ltd.	9,300	578,925
Aflac, Inc.	80,070	4,518,350
Aon Corp.	10,700	492,307
Arch Capital Group Ltd.*	500	44,025
Arthur J. Gallagher & Co.	4,693	136,472
Axis Capital Holdings Ltd.	6,078	218,079
Brown & Brown, Inc.	10,796	258,456
Endurance Specialty Holdings Ltd.	753	34,691
Erie Indemnity Co., Class A	3,743	245,054
Genworth Financial, Inc., Class A*	16,236	213,341
Hartford Financial Services Group, Inc.	6,700	177,483
Marsh & McLennan Cos., Inc.	89,929	2,458,659
MetLife, Inc.	36,700	1,630,948
Travelers Cos., Inc.	9,800	545,958
Validus Holdings Ltd.	1,387	42,456

		11,595,204

Real Estate Investment Trusts (REITs) (0.9%)
AMB Property Corp. (REIT)	2,800	88,788
Apartment Investment & Management Co. (REIT), Class A	10,300	266,152
Digital Realty Trust, Inc. (REIT)	14,841	764,905
Equity Residential (REIT)	3,300	171,435

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/LARGE CAP GROWTH INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2010

	Number of Shares	Value (Note 1)

Essex Property Trust, Inc. (REIT)	2,100	$239,862
Federal Realty Investment Trust (REIT)	6,581	512,857
General Growth Properties, Inc. (REIT)	59,300	917,964
Plum Creek Timber Co., Inc. (REIT)	12,439	465,841
ProLogis (REIT)	6,300	90,972
Public Storage (REIT)	22,962	2,328,806
Rayonier, Inc. (REIT)	4,263	223,893
Simon Property Group, Inc. (REIT)	36,561	3,637,454
UDR, Inc. (REIT)	2,100	49,392
Ventas, Inc. (REIT)	7,700	404,096
Vornado Realty Trust (REIT)	2,600	216,658

		10,379,075

Real Estate Management & Development (0.2%)
CB Richard Ellis Group, Inc., Class A*	51,343	1,051,505
Howard Hughes Corp.*	4,297	233,843
Jones Lang LaSalle, Inc.	7,600	637,792
St. Joe Co.*	14,910	325,783

		2,248,923

Thrifts & Mortgage Finance (0.0%)
Capitol Federal Financial, Inc.	496	5,905
Hudson City Bancorp, Inc.	7,068	90,046

		95,951

Total Financials		55,979,361

Health Care (9.8%)
Biotechnology (1.7%)
Alexion Pharmaceuticals, Inc.*	16,195	1,304,507
Amylin Pharmaceuticals, Inc.*	25,851	380,268
BioMarin Pharmaceutical, Inc.*	18,249	491,446
Celgene Corp.*	83,407	4,932,690
Dendreon Corp.*	25,910	904,777
Genzyme Corp.*	36,990	2,633,688
Gilead Sciences, Inc.*	151,237	5,480,829
Human Genome Sciences, Inc.*	33,700	805,093
Myriad Genetics, Inc.*	16,634	379,921
Regeneron Pharmaceuticals, Inc.*	12,600	413,658
Talecris Biotherapeutics Holdings Corp.*	9,200	214,360
United Therapeutics Corp.*	8,952	565,945
Vertex Pharmaceuticals, Inc.*	36,407	1,275,337

		19,782,519

Health Care Equipment & Supplies (3.0%)
Alcon, Inc.	12,500	2,042,500
Alere, Inc.*	4,354	159,356
Baxter International, Inc.	89,556	4,533,325
Becton, Dickinson and Co.	42,092	3,557,616
C.R. Bard, Inc.	17,124	1,571,470
CareFusion Corp.*	7,100	182,470
Cooper Cos., Inc.	1,600	90,144

	Number of Shares	Value (Note 1)

Covidien plc	90,400	$4,127,664
DENTSPLY International, Inc.	26,332	899,764
Edwards Lifesciences Corp.*	20,446	1,652,855
Gen-Probe, Inc.*	8,932	521,182
Hill-Rom Holdings, Inc.	9,617	378,621
IDEXX Laboratories, Inc.*	10,447	723,141
Intuitive Surgical, Inc.*	7,121	1,835,438
Kinetic Concepts, Inc.*	993	41,587
Medtronic, Inc.	152,734	5,664,904
ResMed, Inc.*	27,332	946,780
St. Jude Medical, Inc.*	59,554	2,545,934
Stryker Corp.	56,791	3,049,677
Teleflex, Inc.	1,095	58,922
Thoratec Corp.*	10,300	291,696
Varian Medical Systems, Inc.*	22,290	1,544,251

		36,419,297

Health Care Providers & Services (1.9%)
AmerisourceBergen Corp.	50,908	1,736,981
Brookdale Senior Living, Inc.*	2,100	44,961
Cardinal Health, Inc.	22,400	858,144
Community Health Systems, Inc.*	11,826	441,938
DaVita, Inc.*	17,498	1,215,936
Emergency Medical Services Corp., Class A*	5,400	348,894
Express Scripts, Inc.*	98,792	5,339,708
Health Management Associates, Inc., Class A*	45,106	430,311
Henry Schein, Inc.*	16,452	1,009,988
Laboratory Corp. of America Holdings*	18,796	1,652,544
Lincare Holdings, Inc.	17,908	480,472
McKesson Corp.	19,771	1,391,483
Medco Health Solutions, Inc.*	78,249	4,794,316
MEDNAX, Inc.*	8,037	540,810
Omnicare, Inc.	2,075	52,684
Patterson Cos., Inc.	18,374	562,796
Quest Diagnostics, Inc.	22,046	1,189,823
Tenet Healthcare Corp.*	63,012	421,550
Universal Health Services, Inc., Class B	1,116	48,457
VCA Antech, Inc.*	15,429	359,341

		22,921,137

Health Care Technology (0.2%)
Allscripts Healthcare Solutions, Inc.*	20,912	402,974
Cerner Corp.*	12,410	1,175,724
Emdeon, Inc., Class A*	4,700	63,638
SXC Health Solutions Corp.*	11,000	471,460

		2,113,796

Life Sciences Tools & Services (0.8%)
Agilent Technologies, Inc.*	62,747	2,599,608
Charles River Laboratories International, Inc.*	2,427	86,256
Covance, Inc.*	11,645	598,669
Illumina, Inc.*	21,991	1,392,910
Life Technologies Corp.*	23,324	1,294,482
Mettler-Toledo International, Inc.*	6,147	929,488

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/LARGE CAP GROWTH INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2010

	Number of Shares	Value (Note 1)

PerkinElmer, Inc.	9,600	$247,872
Pharmaceutical Product Development, Inc.	18,989	515,361
Techne Corp.	6,754	443,535
Waters Corp.*	16,742	1,301,021

		9,409,202

Pharmaceuticals (2.2%)
Abbott Laboratories, Inc.	251,106	12,030,489
Allergan, Inc.	54,844	3,766,138
Eli Lilly and Co.	42,132	1,476,305
Hospira, Inc.*	29,928	1,666,690
Johnson & Johnson	74,614	4,614,876
Mylan, Inc.*	66,023	1,395,066
Perrigo Co.	14,589	923,921
Warner Chilcott plc, Class A	16,200	365,472

		26,238,957

Total Health Care		116,884,908

Industrials (13.1%)
Aerospace & Defense (3.0%)
Alliant Techsystems, Inc.*	5,539	412,268
Boeing Co.	110,871	7,235,441
Goodrich Corp.	6,399	563,560
Honeywell International, Inc.	138,191	7,346,234
Lockheed Martin Corp.	43,731	3,057,234
Precision Castparts Corp.	25,627	3,567,535
Rockwell Collins, Inc.	14,970	872,152
Spirit AeroSystems Holdings, Inc., Class A*	2,847	59,246
TransDigm Group, Inc.*	8,853	637,504
United Technologies Corp.	153,782	12,105,719

		35,856,893

Air Freight & Logistics (1.5%)
C.H. Robinson Worldwide, Inc.	29,958	2,402,332
Expeditors International of Washington, Inc.	38,376	2,095,330
FedEx Corp.	36,500	3,394,865
United Parcel Service, Inc., Class B	128,759	9,345,328
UTi Worldwide, Inc.	15,268	323,682

		17,561,537

Airlines (0.3%)
AMR Corp.*	19,309	150,417
Copa Holdings S.A., Class A	3,498	205,822
Delta Air Lines, Inc.*	142,389	1,794,102
Southwest Airlines Co.	17,845	231,628
United Continental Holdings, Inc.*	49,087	1,169,252

		3,551,221

Building Products (0.1%)
Armstrong World Industries, Inc.	331	14,233
Lennox International, Inc.	8,468	400,452
Masco Corp.	19,375	245,288
Owens Corning, Inc.*	11,396	354,985
USG Corp.*	4,900	82,467

		1,097,425

	Number of Shares	Value (Note 1)

Commercial Services & Supplies (0.3%)
Avery Dennison Corp.	1,126	$47,675
Copart, Inc.*	13,127	490,294
Corrections Corp. of America*	3,563	89,289
Covanta Holding Corp.	1,300	22,347
Iron Mountain, Inc.	32,904	822,929
KAR Auction Services, Inc.*	700	9,660
Pitney Bowes, Inc.	26,700	645,606
R.R. Donnelley & Sons Co.	1,957	34,189
Republic Services, Inc.	17,506	522,729
Stericycle, Inc.*	15,271	1,235,729
Waste Connections, Inc.	16,544	455,456

		4,375,903

Construction & Engineering (0.1%)
Aecom Technology Corp.*	5,626	157,359
Chicago Bridge & Iron Co. N.V. (N.Y. Shares)*	7,300	240,170
Fluor Corp.	1,979	131,128
Jacobs Engineering Group, Inc.*	13,616	624,294
KBR, Inc.	1,500	45,705
Shaw Group, Inc.*	8,677	297,014

		1,495,670

Electrical Equipment (1.2%)
AMETEK, Inc.	29,082	1,141,469
Babcock & Wilcox Co.*	16,402	419,727
Cooper Industries plc	30,200	1,760,358
Emerson Electric Co.	135,871	7,767,745
General Cable Corp.*	3,300	115,797
Hubbell, Inc., Class B	4,373	262,948
Regal-Beloit Corp.	5,800	387,208
Rockwell Automation, Inc.	25,712	1,843,808
Roper Industries, Inc.	16,973	1,297,246
Thomas & Betts Corp.*	1,653	79,840

		15,076,146

Industrial Conglomerates (1.7%)
3M Co.	128,641	11,101,719
Carlisle Cos., Inc.	711	28,255
General Electric Co.	446,600	8,168,314
Textron, Inc.	25,300	598,092
Tyco International Ltd.	13,300	551,152

		20,447,532

Machinery (4.0%)
Bucyrus International, Inc.	13,553	1,211,638
Caterpillar, Inc.	113,295	10,611,210
CNH Global N.V.*	800	38,192
Cummins, Inc.	36,186	3,980,822
Danaher Corp.	88,838	4,190,489
Deere & Co.	72,347	6,008,418
Donaldson Co., Inc.	13,890	809,509
Dover Corp.	21,279	1,243,758
Eaton Corp.	7,900	801,929
Flowserve Corp.	8,623	1,028,034
Gardner Denver, Inc.	8,900	612,498
Graco, Inc.	10,916	430,636
Harsco Corp.	1,063	30,104
IDEX Corp.	12,076	472,413
Illinois Tool Works, Inc.	79,500	4,245,300

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/LARGE CAP GROWTH INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2010

	Number of Shares	Value (Note 1)

Joy Global, Inc.	18,628	$1,615,979
Kennametal, Inc.	11,000	434,060
Lincoln Electric Holdings, Inc.	7,700	502,579
Manitowoc Co., Inc.	23,600	309,396
Navistar International Corp.*	12,795	740,959
Oshkosh Corp.*	16,200	570,888
PACCAR, Inc.	65,791	3,777,719
Pall Corp.	21,068	1,044,551
Parker Hannifin Corp.	8,200	707,660
Pentair, Inc.	9,216	336,476
SPX Corp.	1,800	128,682
Timken Co.	11,500	548,895
Toro Co.	5,663	349,067
Valmont Industries, Inc.	3,968	352,081
WABCO Holdings, Inc.*	11,647	709,652
Wabtec Corp.	1,317	69,656

		47,913,250

Marine (0.0%)
Kirby Corp.*	588	25,901

Professional Services (0.3%)
Dun & Bradstreet Corp.	9,140	750,303
FTI Consulting, Inc.*	6,766	252,236
IHS, Inc., Class A*	8,717	700,760
Robert Half International, Inc.	27,005	826,353
Towers Watson & Co., Class A	1,200	62,472
Verisk Analytics, Inc., Class A*	18,591	633,581

		3,225,705

Road & Rail (0.3%)
Con-way, Inc.	728	26,623
Hertz Global Holdings, Inc.*	29,800	431,802
J.B. Hunt Transport Services, Inc.	16,370	668,060
Kansas City Southern*	10,869	520,190
Landstar System, Inc.	9,066	371,162
Ryder System, Inc.	5,000	263,200
Union Pacific Corp.	11,474	1,063,181

		3,344,218

Trading Companies & Distributors (0.3%)
Fastenal Co.	23,904	1,432,088
GATX Corp.	2,260	79,733
MSC Industrial Direct Co., Class A	7,877	509,563
W.W. Grainger, Inc.	10,646	1,470,319
WESCO International, Inc.*	2,476	130,733

		3,622,436

Total Industrials		157,593,837

Information Technology (30.6%)
Communications Equipment (3.6%)
Ciena Corp.*	16,597	349,367
Cisco Systems, Inc.*	1,029,843	20,833,724
F5 Networks, Inc.*	14,440	1,879,510
Harris Corp.	23,439	1,061,787
JDS Uniphase Corp.*	38,887	563,084
Juniper Networks, Inc.*	94,809	3,500,348
Polycom, Inc.*	15,300	596,394
QUALCOMM, Inc.	295,839	14,641,072

		43,425,286

	Number of Shares	Value (Note 1)

Computers & Peripherals (7.6%)
Apple, Inc.*	164,122	$52,939,192
Dell, Inc.*	306,760	4,156,598
Diebold, Inc.	2,539	81,375
EMC Corp.*	370,652	8,487,931
Hewlett-Packard Co.	422,929	17,805,311
NCR Corp.*	28,812	442,840
NetApp, Inc.*	62,126	3,414,445
QLogic Corp.*	19,017	323,669
SanDisk Corp.*	41,462	2,067,295
Seagate Technology plc*	63,454	953,714
Western Digital Corp.*	9,405	318,830

		90,991,200

Electronic Equipment, Instruments & Components (0.5%)
Amphenol Corp., Class A	31,332	1,653,703
Arrow Electronics, Inc.*	2,392	81,926
AVX Corp.	563	8,687
Corning, Inc.	35,153	679,156
Dolby Laboratories, Inc., Class A*	9,674	645,256
FLIR Systems, Inc.*	27,606	821,278
Ingram Micro, Inc., Class A*	1,600	30,544
Itron, Inc.*	6,771	375,452
Jabil Circuit, Inc.	22,918	460,423
National Instruments Corp.	10,447	393,225
Trimble Navigation Ltd.*	21,884	873,828

		6,023,478

Internet Software & Services (2.9%)
Akamai Technologies, Inc.*	32,723	1,539,617
eBay, Inc.*	78,776	2,192,336
Equinix, Inc.*	8,221	668,038
Google, Inc., Class A*	43,992	26,129,928
IAC/InterActiveCorp*	5,011	143,816
Monster Worldwide, Inc.*	11,241	265,625
VeriSign, Inc.	30,941	1,010,842
VistaPrint N.V.*	7,900	363,400
WebMD Health Corp.*	10,717	547,210
Yahoo!, Inc.*	99,104	1,648,100

		34,508,912

IT Services (5.7%)
Accenture plc, Class A	110,200	5,343,598
Alliance Data Systems Corp.*	9,640	684,729
Amdocs Ltd.*	9,658	265,305
Automatic Data Processing, Inc.	90,700	4,197,596
Booz Allen Hamilton Holding Corp.*	1,798	34,935
Broadridge Financial Solutions, Inc.	20,787	455,859
Cognizant Technology Solutions Corp., Class A*	54,007	3,958,173
DST Systems, Inc.	6,389	283,352
Fiserv, Inc.*	18,329	1,073,346
Gartner, Inc.*	13,100	434,920
Genpact Ltd.*	11,854	180,181
Global Payments, Inc.	14,656	677,254
International Business Machines Corp.	231,330	33,949,991

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/LARGE CAP GROWTH INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2010

	Number of Shares	Value (Note 1)

Lender Processing Services, Inc.	17,075	$504,054
Mastercard, Inc., Class A	17,612	3,947,025
NeuStar, Inc., Class A*	13,450	350,373
Paychex, Inc.	58,180	1,798,344
SAIC, Inc.*	55,739	884,021
Teradata Corp.*	31,051	1,278,059
Visa, Inc., Class A	84,227	5,927,896
Western Union Co.	121,155	2,249,848

		68,478,859

Office Electronics (0.0%)
Zebra Technologies Corp., Class A*	5,907	224,407

Semiconductors & Semiconductor Equipment (4.1%)
Advanced Micro Devices, Inc.*	41,423	338,840
Altera Corp.	54,356	1,933,987
Analog Devices, Inc.	53,699	2,022,841
Applied Materials, Inc.	242,200	3,402,910
Atheros Communications, Inc.*	12,600	452,592
Atmel Corp.*	74,300	915,376
Avago Technologies Ltd.	19,100	543,777
Broadcom Corp., Class A	89,537	3,899,336
Cree, Inc.*	19,403	1,278,464
Cypress Semiconductor Corp.*	29,551	549,058
First Solar, Inc.*	10,066	1,309,989
Intel Corp.	686,234	14,431,501
Intersil Corp., Class A	7,579	115,731
KLA-Tencor Corp.	1,700	65,688
Lam Research Corp.*	22,798	1,180,480
Linear Technology Corp.	40,415	1,397,955
Marvell Technology Group Ltd.*	97,597	1,810,424
Maxim Integrated Products, Inc.	54,478	1,286,770
MEMC Electronic Materials, Inc.*	17,064	192,141
Microchip Technology, Inc.	33,217	1,136,354
National Semiconductor Corp.	39,012	536,805
Novellus Systems, Inc.*	14,347	463,695
NVIDIA Corp.*	103,151	1,588,525
ON Semiconductor Corp.*	77,437	765,078
PMC-Sierra, Inc.*	2,100	18,039
Rambus, Inc.*	18,864	386,335
Silicon Laboratories, Inc.*	8,293	381,644
Skyworks Solutions, Inc.*	31,800	910,434
SunPower Corp., Class A*	6,842	87,783
Teradyne, Inc.*	32,407	454,994
Texas Instruments, Inc.	99,831	3,244,508
Varian Semiconductor Equipment Associates, Inc.*	13,458	497,542
Xilinx, Inc.	46,663	1,352,294

		48,951,890

Software (6.2%)
Activision Blizzard, Inc.	25,345	315,292
Adobe Systems, Inc.*	94,934	2,922,069
ANSYS, Inc.*	16,312	849,366
Autodesk, Inc.*	41,280	1,576,896
BMC Software, Inc.*	32,719	1,542,374

	Number of Shares	Value (Note 1)

CA, Inc.	57,053	$1,394,375
Cadence Design Systems, Inc.*	48,700	402,262
Citrix Systems, Inc.*	33,529	2,293,719
Compuware Corp.*	22,900	267,243
Electronic Arts, Inc.*	55,829	914,479
FactSet Research Systems, Inc.	8,469	794,053
Informatica Corp.*	16,500	726,495
Intuit, Inc.*	50,529	2,491,080
McAfee, Inc.*	28,146	1,303,441
MICROS Systems, Inc.*	14,514	636,584
Microsoft Corp. #	924,049	25,799,448
Nuance Communications, Inc.*	40,998	745,344
Oracle Corp.	686,931	21,500,940
Red Hat, Inc.*	34,051	1,554,428
Rovi Corp.*	18,393	1,140,550
Salesforce.com, Inc.*	20,696	2,731,872
Solera Holdings, Inc.	12,600	646,632
Symantec Corp.*	13,539	226,643
Synopsys, Inc.*	1,652	44,455
VMware, Inc., Class A*	13,266	1,179,480

		73,999,520

Total Information Technology		366,603,552

Materials (5.2%)
Chemicals (2.9%)
Air Products & Chemicals, Inc.	38,292	3,482,657
Airgas, Inc.	15,500	968,130
Albemarle Corp.	16,482	919,366
Ashland, Inc.	1,224	62,253
Celanese Corp.	28,192	1,160,665
CF Industries Holdings, Inc.	9,294	1,256,084
E.I. du Pont de Nemours & Co.	56,321	2,809,292
Eastman Chemical Co.	2,700	227,016
Ecolab, Inc.	42,068	2,121,069
FMC Corp.	9,029	721,327
International Flavors & Fragrances, Inc.	14,366	798,606
Lubrizol Corp.	12,305	1,315,158
Monsanto Co.	98,368	6,850,348
Mosaic Co.	28,570	2,181,605
Nalco Holding Co.	23,311	744,553
PPG Industries, Inc.	4,900	411,943
Praxair, Inc.	55,168	5,266,889
RPM International, Inc.	11,594	256,227
Scotts Miracle-Gro Co., Class A	8,293	421,036
Sherwin-Williams Co.	10,271	860,196
Sigma-Aldrich Corp.	20,224	1,346,109
Valspar Corp.	1,800	62,064

		34,242,593

Construction Materials (0.1%)
Eagle Materials, Inc.	7,844	221,593
Martin Marietta Materials, Inc.	8,236	759,689

		981,282

Containers & Packaging (0.1%)
Ball Corp.	3,462	235,589
Crown Holdings, Inc.*	29,203	974,796
Owens-Illinois, Inc.*	9,103	279,462

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/LARGE CAP GROWTH INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2010

	Number of Shares	Value (Note 1)

Temple-Inland, Inc.	3,500	$74,340

		1,564,187

Metals & Mining (2.0%)
AK Steel Holding Corp.	2,900	47,473
Alcoa, Inc.	26,660	410,297
Allegheny Technologies, Inc.	17,800	982,204
Carpenter Technology Corp.	7,900	317,896
Cliffs Natural Resources, Inc.	24,479	1,909,607
Compass Minerals International, Inc.	5,919	528,389
Freeport-McMoRan Copper & Gold, Inc.	84,752	10,177,868
Newmont Mining Corp.	85,758	5,268,114
Nucor Corp.	24,400	1,069,208
Reliance Steel & Aluminum Co.	1,500	76,650
Royal Gold, Inc.	1,522	83,147
Schnitzer Steel Industries, Inc., Class A	853	56,631
Southern Copper Corp.	30,522	1,487,642
Titanium Metals Corp.*	15,400	264,572
United States Steel Corp.	4,900	286,258
Walter Energy, Inc.	7,599	971,456

		23,937,412

Paper & Forest Products (0.1%)
International Paper Co.	61,200	1,667,088

Total Materials		62,392,562

Telecommunication Services (0.8%)
Diversified Telecommunication Services (0.1%)
Frontier Communications Corp.	68,211	663,693
Level 3 Communications, Inc.*	115,300	112,994
tw telecom, Inc.*	27,357	466,437
Windstream Corp.	36,080	502,955

		1,746,079

Wireless Telecommunication Services (0.7%)
American Tower Corp., Class A*	72,720	3,755,261
Clearwire Corp., Class A*	20,900	107,635
Crown Castle International Corp.*	52,364	2,295,114
MetroPCS Communications, Inc.*	21,579	272,543

	Number of Shares	Value (Note 1)

NII Holdings, Inc.*	23,789	$1,062,416
SBA Communications Corp., Class A*	21,118	864,571

		8,357,540

Total Telecommunication Services		10,103,619

Utilities (0.1%)
Electric Utilities (0.1%)
ITC Holdings Corp.	7,933	491,687

Independent Power Producers & Energy Traders (0.0%)
Calpine Corp.*	29,229	389,915
Ormat Technologies, Inc.	1,735	51,321

		441,236

Total Utilities		932,923

Total Common Stocks (99.1%) (Cost $804,221,957)		1,186,071,494

	Number of Rights	Value (Note 1)
RIGHTS:
Health Care (0.0%)
Biotechnology (0.0%)
Celgene Corp., expiring 12/31/11* (Cost $2,729)	515	2,524

	Principal Amount	Value (Note 1)
SHORT-TERM INVESTMENT:
Time Deposit (0.6%)
JPMorgan Chase Nassau 0.000%, 1/3/11 (Cost $7,741,442)	$7,741,442	7,741,442

Total Investments (99.7%) (Cost $811,966,128)		1,193,815,460
Other Assets Less Liabilities (0.3%)		3,930,454

Net Assets (100%)		$1,197,745,914

*	Non-income producing.
#	All, or a portion of security held by broker as collateral for financial futures contracts, with a total collateral value of $16,863,680.

At December 31, 2010, the Portfolio had the following futures contracts open: (Note 1)

Purchase	Number of Contracts	Expiration Date	Original Value	Value at 12/31/2010	Unrealized Appreciation/ (Depreciation)
S&P 500 E-Mini Index	103	March-11	$6,364,313	$6,452,950	$88,637

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/LARGE CAP GROWTH INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2010

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2010:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with rules under the Investment Company Act of 1940. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Common Stocks
Consumer Discretionary	$174,440,155	$—	$—	$174,440,155
Consumer Staples	112,305,173	—	—	112,305,173
Energy	128,835,404	—	—	128,835,404
Financials	55,979,361	—	—	55,979,361
Health Care	116,884,908	—	—	116,884,908
Industrials	157,593,837	—	—	157,593,837
Information Technology	366,603,552	—	—	366,603,552
Materials	62,392,562	—	—	62,392,562
Telecommunication Services	10,103,619	—	—	10,103,619
Utilities	932,923	—	—	932,923
Futures	88,637	—	—	88,637
Rights
Health Care	2,524	—	—	2,524
Short-Term Investments	—	7,741,442	—	7,741,442

Total Assets	$1,186,162,655	$7,741,442	$—	$1,193,904,097

Total Liabilities	$—	$—	$—	$—

Total	$1,186,162,655	$7,741,442	$—	$1,193,904,097

Fair Values of Derivative Instruments as of December 31, 2010:

Statement of Assets and Liabilities
Derivatives Not Accounted for as Hedging Instruments^	Asset Derivatives	Fair Value
Interest rate contracts	Receivables, Net Assets - Unrealized appreciation	$—	*
Foreign exchange contracts	Receivables	—
Credit contracts	Receivables	—
Equity contracts	Receivables, Net Assets - Unrealized appreciation	88,637	*
Commodity contracts	Receivables	—
Other contracts	Receivables	—

Total		$88,637

Liability Derivatives
Interest rate contracts	Payables, Net Assets - Unrealized depreciation	$—	*
Foreign exchange contracts	Payables	—
Credit contracts	Payables	—
Equity contracts	Payables, Net Assets - Unrealized depreciation	—	*
Commodity contracts	Payables	—
Other contracts	Payables	—

Total		$—

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/LARGE CAP GROWTH INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2010

*	Includes cumulative appreciation/depreciation of futures contracts as reported in Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets & Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2010:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Options	Futures	Forward Currency Contracts	Swaps	Total
Interest rate contracts	$—	$—	$—	$—	$—
Foreign exchange contracts	—	—	—	—	—
Credit contracts	—	—	—	—	—
Equity contracts	—	30,488	—	—	30,488
Commodity contracts	—	—	—	—	—
Other contracts	—	—	—	—	—

Total	$—	$30,488	$—	$—	$30,488

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Options	Futures	Forward Currency Contracts	Swaps	Total
Interest rate contracts	$—	$—	$—	$—	$—
Foreign exchange contracts	—	—	—	—	—
Credit contracts	—	—	—	—	—
Equity contracts	—	103,591	—	—	103,591
Commodity contracts	—	—	—	—	—
Other contracts	—	—	—	—	—

Total	$—	$103,591	$—	$—	$103,591

The Portfolio held futures contracts with an average notional value of approximately $5,027,000 during the year ended December 31, 2010.

^This Portfolio held futures contracts as a substitute for investing in conventional securities and hedging and in an attempt to enhance returns.

Investment security transactions for the year ended December 31, 2010 were as follows:

Cost of Purchases:
Stocks	$258,039,493
Net Proceeds of Sales and Redemptions:
Stocks	$393,809,876

As of December 31, 2010, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$380,839,867
Aggregate gross unrealized depreciation	(6,777,931)

Net unrealized appreciation	$374,061,936

Federal income tax cost of investments	$819,753,524

The Portfolio has a net capital loss carryforward of $172,646,029 of which $103,882,638 expires in the year 2011 and $68,763,391 expires in the year 2016. The Portfolio had a net capital loss carryforward of $163,685,759 expire during 2010. The Portfolio utilized net capital loss carryforward of $86,548,556 during 2010.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/LARGE CAP GROWTH INDEX PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2010

ASSETS
Investments at value (Cost $811,966,128)	$1,193,815,460
Cash	114,440
Dividends, interest and other receivables	5,319,191
Receivable from Separate Accounts for Trust shares sold	128,388
Other assets	904

Total assets	1,199,378,383

LIABILITIES
Payable to Separate Accounts for Trust shares redeemed	947,711
Investment management fees payable	356,949
Distribution fees payable - Class IB	128,263
Administrative fees payable	106,573
Variation margin payable on futures contracts	7,725
Trustees’ fees payable	2,004
Accrued expenses	83,244

Total liabilities	1,632,469

NET ASSETS	$1,197,745,914

Net assets were comprised of:
Paid in capital	$995,775,028
Accumulated undistributed net investment income (loss)	569,691
Accumulated undistributed net realized gain (loss) on investments and futures	(180,536,774)
Unrealized appreciation (depreciation) on investments and futures	381,937,969

Net assets	$1,197,745,914

Class IA
Net asset value, offering and redemption price per share, $587,033,966 / 66,963,934 shares outstanding (unlimited amount authorized: $0.01 par value)	$8.77

Class IB
Net asset value, offering and redemption price per share, $610,711,948 / 71,116,862 shares outstanding (unlimited amount authorized: $0.01 par value)	$8.59

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2010

INVESTMENT INCOME
Dividends (net of $3,450 foreign withholding tax)	$18,722,810

EXPENSES
Investment management fees	3,985,348
Distribution fees - Class IB	1,420,422
Administrative fees	1,196,271
Custodian fees	115,500
Printing and mailing expenses	108,165
Professional fees	53,863
Trustees’ fees	26,401
Miscellaneous	48,689

Total expenses	6,954,659

NET INVESTMENT INCOME (LOSS)	11,768,151

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Securities	86,818,312
Futures	30,488

Net realized gain (loss)	86,848,800

Change in unrealized appreciation (depreciation) on:
Securities	78,101,870
Futures	103,591

Net change in unrealized appreciation (depreciation)	78,205,461

NET REALIZED AND UNREALIZED GAIN (LOSS)	165,054,261

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$176,822,412

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/LARGE CAP GROWTH INDEX PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2010	2009
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$11,768,151	$23,793,115
Net realized gain (loss) on investments and futures	86,848,800	528,503,551
Net change in unrealized appreciation (depreciation) on investments and futures	78,205,461	295,850,737

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	176,822,412	848,147,403

DIVIDENDS:
Dividends from net investment income
Class IA	(6,858,528)	(12,058,965)
Class IB	(5,450,816)	(10,516,308)

TOTAL DIVIDENDS	(12,309,344)	(22,575,273)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 1,888,607 and 336,970,526 shares, respectively ]	14,761,791	1,721,311,451
Capital shares issued in reinvestment of dividends [ 801,568 and 1,628,571 shares, respectively ]	6,858,528	12,058,965
Capital shares repurchased [ (12,970,585) and (262,334,796) shares, respectively ]	(105,288,077)	(1,832,806,848)

Total Class IA transactions	(83,667,758)	(99,436,432)

Class IB
Capital shares sold [ 6,953,320 and 11,044,763 shares, respectively ]	53,681,591	70,291,073
Capital shares issued in reinvestment of dividends [ 652,744 and 1,448,912 shares, respectively ]	5,450,816	10,516,308
Capital shares repurchased [ (14,684,368) and (14,580,849) shares, respectively ]	(111,782,444)	(89,763,820)

Total Class IB transactions	(52,650,037)	(8,956,439)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(136,317,795)	(108,392,871)

TOTAL INCREASE (DECREASE) IN NET ASSETS	28,195,273	717,179,259
NET ASSETS:
Beginning of year	1,169,550,641	452,371,382

End of year (a)	$1,197,745,914	$1,169,550,641

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$569,691	$1,289,687

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/LARGE CAP GROWTH INDEX PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IA	2010		2009	2008		2007	2006
Net asset value, beginning of year	$7.60		$5.68	$8.95		$7.82	$7.85

Income (loss) from investment operations:
Net investment income (loss)	0.09	(e)	0.09 (e)	0.03	(e)	0.01 (e)	—	#(e)
Net realized and unrealized gain (loss) on investments and futures	1.18		1.99	(3.28)		1.12	(0.03)

Total from investment operations	1.27		2.08	(3.25)		1.13	(0.03)

Less distributions:
Dividends from net investment income	(0.10)		(0.16)	(0.02)		—	—

Total dividends and distributions	(0.10)		—	—		—	—

Net asset value, end of year	$8.77		$7.60	$5.68		$8.95	$7.82

Total return	16.74	%(aa)	36.67%	(36.18	)%(k)	14.32%	(0.38)%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$587,034		$587,223	$5,568		$7,442	$108,447
Ratio of expenses to average net assets:
After waivers	0.49%		0.50%	0.80%		0.80%	0.80%
After waivers and fees paid indirectly	0.49%		0.50%	0.68%		0.78%	0.78%
Before waivers and fees paid indirectly	0.49%		0.50%	1.01%		1.03%	0.98%
Ratio of net investment income to average net assets:
After waivers	1.16%		1.45%	0.31%		0.05%	(0.07)%
After waivers and fees paid indirectly	1.16%		1.45%	0.43%		0.07%	(0.05)%
Before waivers and fees paid indirectly	1.16%		1.45%	0.10%		(0.18)%	(0.25)%
Portfolio turnover rate	23%		49%	131%		89%	83%

	Year Ended December 31,
Class IB	2010		2009		2008		2007		2006
Net asset value, beginning of year	$7.45		$5.57		$8.76		$7.68		$7.72

Income (loss) from investment operations:
Net investment income (loss)	0.07	(e)	0.09	(e)	0.01	(e)	(0.02	)(e)	(0.02	)(e)
Net realized and unrealized gain (loss) on investments and futures	1.15		1.93		(3.19)		1.10		(0.02)

Total from investment operations	1.22		2.02		(3.18)		1.08		(0.04)

Less distributions:
Dividends from net investment income	(0.08)		(0.14)		(0.01)		—		—

Total dividends and distributions	(0.08)		—		—		—		—

Net asset value, end of year	$8.59		$7.45		$5.57		$8.76		$7.68

Total return	16.36	%(bb)	36.27%		(36.29	)%(l)	14.06%		(0.52)%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$610,712		$582,328		$446,803		$754,477		$728,698
Ratio of expenses to average net assets:
After waivers	0.74%		0.75	%(c)	1.05%		1.05%		1.05%
After waivers and fees paid indirectly	0.74%		0.75	%(c)	0.93	%(c)	1.03	%(c)	1.03%
Before waivers and fees paid indirectly	0.74%		0.75	%(c)	1.26	%(c)	1.28%		1.23	%(c)
Ratio of net investment income to average net assets:
After waivers	0.91%		1.47%		0.05%		(0.20)%		(0.30)%
After waivers and fees paid indirectly	0.91%		1.47%		0.16%		(0.19)%		(0.28)%
Before waivers and fees paid indirectly	0.91%		1.47%		(0.17)%		(0.43)%		(0.50)%
Portfolio turnover rate	23%		49%		131%		89%		83%

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/LARGE CAP GROWTH INDEX PORTFOLIO

FINANCIAL HIGHLIGHTS (Continued)

#	Per share amount is less than $0.005
(c)	Reflects overall fund ratios for non-class specific expense.
(e)	Net investment income per share is based on average shares outstanding.
(k)	Includes a gain incurred resulting from a litigation payment. Without this gain, the total return would have been (38.49)%.
(l)	Includes a gain incurred resulting from a litigation payment. Without this gain, the total return would have been (38.69)%.
(aa)	Includes a gain incurred resulting from a litigation payment. Without the gain, the total return would have been 16.21%.
(bb)	Includes a gain incurred resulting from a litigation payment. Without the gain, the total return would have been 15.95%.

See Notes to Financial Statements.

EQ/LARGE CAP GROWTH PLUS PORTFOLIO (Unaudited)

PORTFOLIO ADVISERS

➢	AXA Equitable Life Insurance Company

➢	Marsico Capital Management, LLC

➢	BlackRock Investment Management, LLC***

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/10
	1 Year	5 Years	10 Years	Since Incept.**
Portfolio – Class IA Shares*	14.40%	3.75%	(1.75)%	5.03%
Portfolio – Class IB Shares	14.46	3.50	(2.00)	4.79
Russell 1000® Growth Index	16.71	3.75	0.02	4.18

*   Date of inception 11/28/98. Returns shown for Class IA shares prior to this period are derived from the historical performance of Class IB shares adjusted to reflect the 12b-1 fees, applicable to Class IB shares; Class IA shares are not subject to any 12b-1 fees.

** Date of inception 5/1/97

    Returns for periods greater than one year are annualized

Past performance is not indicative of future results.

***	Effective February 12, 2010, BlackRock Investment Management LLC replaced SSgA Funds Management, Inc. as a sub-advisor of the Portfolio.

PERFORMANCE SUMMARY

The Portfolio’s Class IA shares returned 14.40% for the year ended December 31, 2010. The Portfolio’s benchmark, the Russell 1000® Growth Index, returned 16.71% over the same period.

The Portfolio’s assets were allocated between three investment managers. The Portfolio Highlights below reflect the views of Marsico Capital Management, LLC, who manages a portion of the Portfolio through active security and sector selection. Another allocated portion of the Portfolio, managed by BlackRock Investment Management, LLC, is designed to track the performance of the Russell 1000® Growth Index. Additionally, AXA Equitable manages an allocated portion of the Portfolio which may invest in exchange-traded funds (ETFs).

Portfolio Highlights

What helped performance during the year:

•

The Portfolio’s underweighted allocation to the Information Technology sector as compared to the benchmark aided performance, as this sector was among the weaker-performing areas of the benchmark. Yet a few of the Portfolio’s holdings in the sector posted solid returns, particularly Baidu Inc. and Apple, Inc.

•

The Portfolio’s overweighted allocation to the Materials sector aided performance, as Materials was a strong-performing area of the benchmark. Portfolio positions Monsanto Co., BHP Billiton PLC and Dow Chemical Co. each had a positive impact on performance.

•

The Portfolio’s overweighted allocation to the Industrials sector as compared to the benchmark aided performance, as Industrials was a strong-performing area of the benchmark. A few of the Portfolio’s holdings in the sector posted strong returns, including Union Pacific Corp., Eaton Corp. and Goodrich Corp.

•	Stock selection in the Consumer Discretionary sector aided relative returns as several positions posted strong returns. These included priceline.com Inc., Wynn Resorts, Inc. and Amazon.com Inc.

What hurt performance during the year:

•

The Portfolio’s collective return in the Energy sector significantly lagged the benchmark sector return. Southwestern Energy Co. and Transocean Ltd. each posted double-digit negative returns. The Portfolio’s results were also impaired by having little exposure to the Energy sector during the second half of the year, as the performance of energy stocks improved in the latter portion of the reporting period.

•

Stock selection in the Financials sector detracted from returns as several of the Portfolio’s holdings had a negative effect on performance, including PNC Financial Services Group, Wells Fargo & Co., Goldman Sachs Group, Inc. and JPMorgan Chase & Co.

•

Stock selection in the Health Care sector was negative for the Portfolio. On an individual stock level, the largest detractors to Portfolio performance included Intuitive Surgical, Inc. and Merck & Co. Inc.

•

The Portfolio’s use of futures to reduce equity exposure on several highly volatile days in May helped reduce the Portfolio’s risk profile, but detracted from returns when markets rose but volatility remained high.

Sector Weightings as of 12/31/10	% of Net Assets
Information Technology	18.1%
Consumer Discretionary	11.8
Industrials	10.8
Exchange Traded Funds	9.0
Materials	7.1
Financials	6.7
Energy	6.5
Consumer Staples	5.1
Health Care	4.7
Telecommunication Services	0.4
Utilities	0.0 #
Cash and Other	19.8

100.0%

# Less than 0.1%

EQ/LARGE CAP GROWTH PLUS PORTFOLIO (Unaudited)

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2010 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/10	Ending Account Value 12/31/10	Expenses Paid During Period* 7/1/10 - 12/31/10
Class IA
Actual	$1,000.00	$1,257.60	$3.76
Hypothetical (5% average return before expenses)	1,000.00	1,021.88	3.36
Class IB
Actual	1,000.00	1,263.20	5.19
Hypothetical (5% average return before expenses)	1,000.00	1,020.62	4.63

*   Expenses are equal to the Portfolio’s Class IA and Class IB shares annualized expense ratios of 0.66% and 0.91%, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

EQ ADVISORS TRUST

EQ/LARGE CAP GROWTH PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2010

	Number of Shares	Value (Note 1)

COMMON STOCKS:
Consumer Discretionary (11.8%)
Auto Components (0.3%)
Autoliv, Inc.	3,745	$295,630
BorgWarner, Inc.*	14,018	1,014,342
Federal-Mogul Corp.*	627	12,948
Gentex Corp.	18,022	532,730
Goodyear Tire & Rubber Co.*	31,334	371,308
Johnson Controls, Inc.	81,940	3,130,108
Lear Corp.*	1,929	190,412
TRW Automotive Holdings Corp.*	6,855	361,259

		5,908,737

Automobiles (0.8%)
Ford Motor Co.*	756,805	12,706,756
Harley-Davidson, Inc.	30,409	1,054,280
Tesla Motors, Inc.*	1,387	36,936
Thor Industries, Inc.	4,321	146,741

		13,944,713

Distributors (0.0%)
LKQ Corp.*	18,422	418,548

Diversified Consumer Services (0.1%)
Apollo Group, Inc., Class A*	16,726	660,510
Career Education Corp.*	8,422	174,588
DeVry, Inc.	8,215	394,156
Education Management Corp.*	3,300	59,730
H&R Block, Inc.	16,439	195,788
Hillenbrand, Inc.	8,032	167,146
ITT Educational Services, Inc.*	4,123	262,594
Strayer Education, Inc.	1,795	273,235
Weight Watchers International, Inc.	4,285	160,644

		2,348,391

Hotels, Restaurants & Leisure (2.9%)
Bally Technologies, Inc.*	7,123	300,519
Brinker International, Inc.	10,387	216,881
Carnival Corp.	21,119	973,797
Chipotle Mexican Grill, Inc.*	4,064	864,250
Choice Hotels International, Inc.	253	9,682
Darden Restaurants, Inc.	18,157	843,211
International Game Technology	38,513	681,295
International Speedway Corp., Class A	1,345	35,199
Las Vegas Sands Corp.*	40,854	1,877,241
Marriott International, Inc., Class A	35,049	1,455,935
McDonald’s Corp.	368,025	28,249,599
MGM Resorts International*	6,203	92,115
Panera Bread Co., Class A*	3,747	379,234
Royal Caribbean Cruises Ltd.*	6,611	310,717
Starbucks Corp.	96,244	3,092,320
Starwood Hotels & Resorts Worldwide, Inc.	24,475	1,487,591
Wendy’s/Arby’s Group, Inc., Class A	16,283	75,227
WMS Industries, Inc.*	7,476	338,214

	Number of Shares	Value (Note 1)

Wynn Resorts Ltd.	77,626	$8,060,684
Yum! Brands, Inc.	60,379	2,961,590

		52,305,301

Household Durables (0.1%)
Fortune Brands, Inc.	2,377	143,214
Garmin Ltd.	882	27,333
Harman International Industries, Inc.*	4,267	197,562
Leggett & Platt, Inc.	11,364	258,645
Mohawk Industries, Inc.*	867	49,211
NVR, Inc.*	755	521,720
Tempur-Pedic International, Inc.*	8,806	352,768
Tupperware Brands Corp.	8,149	388,463
Whirlpool Corp.	4,147	368,378

		2,307,294

Internet & Catalog Retail (2.4%)
Amazon.com, Inc.*	154,638	27,834,840
Expedia, Inc.	10,895	273,356
Netflix, Inc.*	5,156	905,909
priceline.com, Inc.*	33,435	13,358,954

		42,373,059

Leisure Equipment & Products (0.1%)
Hasbro, Inc.	15,781	744,547
Mattel, Inc.	27,325	694,875

		1,439,422

Media (0.8%)
CBS Corp., Class B	10,437	198,825
DIRECTV, Class A*	105,114	4,197,202
Discovery Communications, Inc., Class A*	26,842	1,119,311
DreamWorks Animation SKG, Inc., Class A*	9,563	281,822
Interpublic Group of Cos., Inc.*	63,209	671,279
John Wiley & Sons, Inc., Class A	5,364	242,667
Lamar Advertising Co., Class A*	1,558	62,071
Madison Square Garden, Inc., Class A*	2,505	64,579
McGraw-Hill Cos., Inc.	28,605	1,041,508
Meredith Corp.	1,974	68,399
Morningstar, Inc.	2,845	151,013
News Corp., Class A	61,683	898,104
Omnicom Group, Inc.	31,955	1,463,539
Regal Entertainment Group, Class A	2,395	28,117
Scripps Networks Interactive, Inc., Class A	11,573	598,903
Sirius XM Radio, Inc.*	501,928	823,162
Thomson Reuters Corp.	15,659	583,611
Time Warner, Inc.	30,322	975,459
Viacom, Inc., Class B	15,460	612,371

		14,081,942

Multiline Retail (1.2%)
Big Lots, Inc.*	9,748	296,924

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/LARGE CAP GROWTH PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2010

	Number of Shares	Value (Note 1)

Dollar General Corp.*	9,012	$276,398
Dollar Tree, Inc.*	16,432	921,507
Family Dollar Stores, Inc.	16,326	811,565
J.C. Penney Co., Inc.	9,906	320,063
Kohl’s Corp.*	29,340	1,594,336
Macy’s, Inc.	5,390	136,367
Nordstrom, Inc.	265,279	11,242,524
Target Corp.	95,133	5,720,347

		21,320,031

Specialty Retail (1.8%)
Aaron’s, Inc.	5,232	106,681
Abercrombie & Fitch Co., Class A	8,692	500,920
Advance Auto Parts, Inc.	11,347	750,604
Aeropostale, Inc.*	11,364	280,009
American Eagle Outfitters, Inc.	6,665	97,509
AutoNation, Inc.*	2,886	81,385
AutoZone, Inc.*	3,403	927,624
Bed Bath & Beyond, Inc.*	34,003	1,671,247
Best Buy Co., Inc.	41,981	1,439,529
CarMax, Inc.*	28,884	920,822
Chico’s FAS, Inc.	23,052	277,316
Dick’s Sporting Goods, Inc.*	11,540	432,750
Gap, Inc.	48,942	1,083,576
Guess?, Inc.	8,429	398,860
Home Depot, Inc.	218,737	7,668,919
J. Crew Group, Inc.*	7,114	306,898
Limited Brands, Inc.	34,502	1,060,246
Lowe’s Cos., Inc.	142,032	3,562,163
Office Depot, Inc.*	4,429	23,917
O’Reilly Automotive, Inc.*	17,839	1,077,832
PetSmart, Inc.	15,288	608,768
Ross Stores, Inc.	15,804	999,603
Staples, Inc.	94,280	2,146,756
Tiffany & Co.	16,322	1,016,371
TJX Cos., Inc.	52,697	2,339,220
Tractor Supply Co.	9,376	454,642
Urban Outfitters, Inc.*	15,757	564,258
Williams-Sonoma, Inc.	12,418	443,198

		31,241,623

Textiles, Apparel & Luxury Goods (1.3%)
Coach, Inc.	39,409	2,179,712
Fossil, Inc.*	6,788	478,418
Hanesbrands, Inc.*	12,328	313,131
NIKE, Inc., Class B	225,371	19,251,191
Phillips-Van Heusen Corp.	7,287	459,154
Polo Ralph Lauren Corp.	7,223	801,175

		23,482,781

Total Consumer Discretionary		211,171,842

Consumer Staples (5.1%)
Beverages (1.3%)
Brown-Forman Corp., Class B	10,301	717,156
Coca-Cola Co.	202,979	13,349,929
Coca-Cola Enterprises, Inc.	26,819	671,280
Dr. Pepper Snapple Group, Inc.	8,977	315,631
Hansen Natural Corp.*	7,215	377,200
PepsiCo, Inc.	119,786	7,825,619

		23,256,815

	Number of Shares	Value (Note 1)

Food & Staples Retailing (1.1%)
BJ’s Wholesale Club, Inc.*	671	$32,141
Costco Wholesale Corp.	56,931	4,110,987
CVS Caremark Corp.	19,513	678,467
Kroger Co.	4,738	105,942
Sysco Corp.	76,413	2,246,542
Walgreen Co.	108,946	4,244,536
Wal-Mart Stores, Inc.	151,189	8,153,623
Whole Foods Market, Inc.*	18,068	914,060

		20,486,298

Food Products (1.1%)
Campbell Soup Co.	14,248	495,118
ConAgra Foods, Inc.	5,804	131,054
Flowers Foods, Inc.	3,666	98,652
General Mills, Inc.	50,996	1,814,948
Green Mountain Coffee Roasters, Inc.*	14,256	468,452
H.J. Heinz Co.	16,745	828,208
Hershey Co.	11,609	547,364
Kellogg Co.	29,757	1,519,988
McCormick & Co., Inc. (Non-Voting)	8,526	396,715
Mead Johnson Nutrition Co.	188,639	11,742,778
Sara Lee Corp.	60,893	1,066,236

		19,109,513

Household Products (0.5%)
Church & Dwight Co., Inc.	9,157	632,016
Clorox Co.	17,135	1,084,303
Colgate-Palmolive Co.	53,026	4,261,699
Kimberly-Clark Corp.	42,350	2,669,744
Procter & Gamble Co.	22,318	1,435,717

		10,083,479

Personal Products (0.2%)
Alberto-Culver Co.	2,460	91,118
Avon Products, Inc.	55,333	1,607,977
Estee Lauder Cos., Inc., Class A	14,241	1,149,249
Herbalife Ltd.	7,760	530,551

		3,378,895

Tobacco (0.9%)
Altria Group, Inc.	156,832	3,861,204
Philip Morris International, Inc.	201,422	11,789,230

		15,650,434

Total Consumer Staples		91,965,434

Energy (6.5%)
Energy Equipment & Services (1.6%)
Atwood Oceanics, Inc.*	1,461	54,598
Baker Hughes, Inc.	15,183	868,012
Cameron International Corp.*	18,008	913,546
Core Laboratories N.V.	5,772	513,997
Diamond Offshore Drilling, Inc.	2,881	192,652
Dresser-Rand Group, Inc.*	9,611	409,332
Exterran Holdings, Inc.*	836	20,022
FMC Technologies, Inc.*	15,705	1,396,332
Halliburton Co.	255,719	10,441,007
McDermott International, Inc.*	23,550	487,249
Nabors Industries Ltd.*	14,679	344,369

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/LARGE CAP GROWTH PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2010

	Number of Shares	Value (Note 1)

Oil States International, Inc.*	407	$26,085
Pride International, Inc.*	8,968	295,944
Rowan Cos., Inc.*	2,048	71,496
Schlumberger Ltd.	154,037	12,862,089
Superior Energy Services, Inc.*	729	25,508
Weatherford International Ltd.*	38,531	878,507

		29,800,745

Oil, Gas & Consumable Fuels (4.9%)
Alpha Natural Resources, Inc.*	2,075	124,562
Anadarko Petroleum Corp.	174,687	13,304,162
Arch Coal, Inc.	14,817	519,484
Atlas Energy, Inc.*	7,385	324,718
Chevron Corp.	13,750	1,254,688
Cimarex Energy Co.	10,834	959,134
Concho Resources, Inc.*	13,273	1,163,644
ConocoPhillips	73,632	5,014,339
Consol Energy, Inc.	13,386	652,434
Continental Resources, Inc.*	3,599	211,801
El Paso Corp.	16,697	229,751
EOG Resources, Inc.	102,108	9,333,692
EQT Corp.	17,900	802,636
EXCO Resources, Inc.	18,935	367,718
Exxon Mobil Corp.	605,037	44,240,305
Forest Oil Corp.*	9,326	354,108
Frontline Ltd.	5,472	138,825
Holly Corp.	3,886	158,432
Marathon Oil Corp.	24,465	905,939
Murphy Oil Corp.	2,914	217,239
Occidental Petroleum Corp.	21,295	2,089,040
Petrohawk Energy Corp.*	27,723	505,945
Quicksilver Resources, Inc.*	938	13,826
Range Resources Corp.	20,589	926,093
SandRidge Energy, Inc.*	27,204	199,133
SM Energy Co.	5,508	324,586
Southwestern Energy Co.*	44,714	1,673,645
Ultra Petroleum Corp.*	19,656	938,967
Whiting Petroleum Corp.*	571	66,915
Williams Cos., Inc.	31,094	768,644

		87,784,405

Total Energy		117,585,150

Financials (6.7%)
Capital Markets (1.5%)
Affiliated Managers Group, Inc.*	6,603	655,150
Ameriprise Financial, Inc.	6,676	384,204
BlackRock, Inc.	4,101	781,569
Charles Schwab Corp.	127,799	2,186,641
Eaton Vance Corp.	15,250	461,007
Federated Investors, Inc., Class B	7,814	204,492
Franklin Resources, Inc.	19,204	2,135,677
Goldman Sachs Group, Inc.	80,600	13,553,696
Greenhill & Co., Inc.	3,799	310,302
Invesco Ltd.	18,312	440,587
Janus Capital Group, Inc.	2,150	27,885
Lazard Ltd., Class A	11,864	468,509
LPL Investment Holdings, Inc.*	465	16,912
Morgan Stanley	62,143	1,690,911
Northern Trust Corp.	12,465	690,686

	Number of Shares	Value (Note 1)

SEI Investments Co.	19,299	$459,123
T. Rowe Price Group, Inc.	33,526	2,163,768
TD Ameritrade Holding Corp.	30,132	572,207
Waddell & Reed Financial, Inc., Class A	11,144	393,272

		27,596,598

Commercial Banks (2.5%)
Bank of Hawaii Corp.	1,989	93,901
ICICI Bank Ltd. (ADR)	109,211	5,530,445
PNC Financial Services Group, Inc.	144,659	8,783,694
U.S. Bancorp	636,448	17,165,002
Wells Fargo & Co.	424,628	13,159,222

		44,732,264

Consumer Finance (1.0%)
American Express Co.	432,374	18,557,492
Green Dot Corp., Class A*	505	28,654

		18,586,146

Diversified Financial Services (0.7%)
CBOE Holdings, Inc.	722	16,505
Citigroup, Inc.*	1,919,309	9,078,332
Interactive Brokers Group, Inc., Class A	1,358	24,200
IntercontinentalExchange, Inc.*	9,550	1,137,882
Moody’s Corp.	26,512	703,628
MSCI, Inc., Class A*	14,227	554,284
NASDAQ OMX Group, Inc.*	1,707	40,473
NYSE Euronext	7,270	217,955

		11,773,259

Insurance (0.5%)
ACE Ltd.	6,640	413,340
Aflac, Inc.	57,318	3,234,455
Aon Corp.	7,682	353,449
Arch Capital Group Ltd.*	391	34,427
Arthur J. Gallagher & Co.	3,357	97,621
Axis Capital Holdings Ltd.	4,643	166,591
Brown & Brown, Inc.	7,776	186,157
Endurance Specialty Holdings Ltd.	637	29,347
Erie Indemnity Co., Class A	2,661	174,216
Genworth Financial, Inc., Class A*	11,666	153,291
Hartford Financial Services Group, Inc.	4,812	127,470
Marsh & McLennan Cos., Inc.	64,455	1,762,200
MetLife, Inc.	26,316	1,169,483
Travelers Cos., Inc.	7,030	391,641
Validus Holdings Ltd.	1,172	35,875

		8,329,563

Real Estate Investment Trusts (REITs) (0.4%)
AMB Property Corp. (REIT)	2,017	63,959
Apartment Investment & Management Co. (REIT), Class A	7,430	191,991
Digital Realty Trust, Inc. (REIT)	10,640	548,386

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/LARGE CAP GROWTH PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2010

	Number of Shares	Value (Note 1)

Equity Residential (REIT)	2,336	$121,355
Essex Property Trust, Inc. (REIT)	1,510	172,472
Federal Realty Investment Trust (REIT)	4,733	368,843
General Growth Properties, Inc. (REIT)	42,450	657,126
Plum Creek Timber Co., Inc. (REIT)	8,934	334,578
ProLogis (REIT)	4,541	65,572
Public Storage (REIT)	16,434	1,666,736
Rayonier, Inc. (REIT)	3,070	161,236
Simon Property Group, Inc. (REIT)	26,165	2,603,156
UDR, Inc. (REIT)	1,856	43,653
Ventas, Inc. (REIT)	5,503	288,798
Vornado Realty Trust (REIT)	1,875	156,244

		7,444,105

Real Estate Management & Development (0.1%)
CB Richard Ellis Group, Inc., Class A*	36,934	756,408
Howard Hughes Corp.*	3,101	168,757
Jones Lang LaSalle, Inc.	5,422	455,014
St. Joe Co.*	10,733	234,516

		1,614,695

Thrifts & Mortgage Finance (0.0%)
Capitol Federal Financial, Inc.	398	4,745
Hudson City Bancorp, Inc.	5,113	65,140

		69,885

Total Financials		120,146,515

Health Care (4.7%)
Biotechnology (0.8%)
Alexion Pharmaceuticals, Inc.*	11,570	931,963
Amylin Pharmaceuticals, Inc.*	18,523	272,473
BioMarin Pharmaceutical, Inc.*	13,106	352,945
Celgene Corp.*	59,771	3,534,857
Dendreon Corp.*	18,601	649,547
Genzyme Corp.*	26,232	1,867,718
Gilead Sciences, Inc.*	108,328	3,925,807
Human Genome Sciences, Inc.*	24,208	578,329
Myriad Genetics, Inc.*	11,930	272,481
Regeneron Pharmaceuticals, Inc.*	9,049	297,079
Talecris Biotherapeutics Holdings Corp.*	6,606	153,920
United Therapeutics Corp.*	6,390	403,976
Vertex Pharmaceuticals, Inc.*	26,114	914,773

		14,155,868

Health Care Equipment & Supplies (1.5%)
Alcon, Inc.	8,957	1,463,574
Alere, Inc.*	3,164	115,802
Baxter International, Inc.	64,178	3,248,690
Becton, Dickinson and Co.	30,139	2,547,348
C.R. Bard, Inc.	12,282	1,127,119
CareFusion Corp.*	5,082	130,607
Cooper Cos., Inc.	1,119	63,045
Covidien plc	64,748	2,956,394

	Number of Shares	Value (Note 1)

DENTSPLY International, Inc.	18,899	$645,779
Edwards Lifesciences Corp.*	14,635	1,183,093
Gen-Probe, Inc.*	6,398	373,323
Hill-Rom Holdings, Inc.	6,863	270,196
IDEXX Laboratories, Inc.*	7,450	515,689
Intuitive Surgical, Inc.*	5,058	1,303,700
Kinetic Concepts, Inc.*	708	29,651
Medtronic, Inc.	109,418	4,058,314
ResMed, Inc.*	19,589	678,563
St. Jude Medical, Inc.*	42,681	1,824,613
Stryker Corp.	40,685	2,184,785
Teleflex, Inc.	802	43,156
Thoratec Corp.*	7,395	209,426
Varian Medical Systems, Inc.*	15,955	1,105,362

		26,078,229

Health Care Providers & Services (0.9%)
AmerisourceBergen Corp.	36,489	1,245,005
Brookdale Senior Living, Inc.*	1,512	32,372
Cardinal Health, Inc.	16,093	616,523
Community Health Systems, Inc.*	8,481	316,935
DaVita, Inc.*	12,556	872,516
Emergency Medical Services Corp., Class A*	3,829	247,392
Express Scripts, Inc.*	70,798	3,826,632
Health Management Associates, Inc., Class A*	32,290	308,047
Henry Schein, Inc.*	11,803	724,586
Laboratory Corp. of America Holdings*	13,478	1,184,986
Lincare Holdings, Inc.	12,819	343,934
McKesson Corp.	14,122	993,906
Medco Health Solutions, Inc.*	56,015	3,432,039
MEDNAX, Inc.*	5,730	385,572
Omnicare, Inc.	1,517	38,517
Patterson Cos., Inc.	13,172	403,458
Quest Diagnostics, Inc.	15,786	851,970
Tenet Healthcare Corp.*	45,080	301,585
Universal Health Services, Inc., Class B	775	33,650
VCA Antech, Inc.*	11,086	258,193

		16,417,818

Health Care Technology (0.1%)
Allscripts Healthcare Solutions, Inc.*	14,978	288,626
Cerner Corp.*	8,887	841,954
Emdeon, Inc., Class A*	3,353	45,400
SXC Health Solutions Corp.*	7,898	338,508

		1,514,488

Life Sciences Tools & Services (0.4%)
Agilent Technologies, Inc.*	45,061	1,866,877
Charles River Laboratories International, Inc.*	2,030	72,146
Covance, Inc.*	8,341	428,811
Illumina, Inc.*	15,775	999,189
Life Technologies Corp.*	16,697	926,684
Mettler-Toledo International, Inc.*	4,346	657,159
PerkinElmer, Inc.	6,914	178,519

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/LARGE CAP GROWTH PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2010

	Number of Shares	Value (Note 1)

Pharmaceutical Product Development, Inc.	13,606	$369,267
Techne Corp.	4,808	315,741
Waters Corp.*	12,004	932,831

		6,747,224

Pharmaceuticals (1.0%)
Abbott Laboratories, Inc.	179,850	8,616,614
Allergan, Inc.	39,278	2,697,220
Eli Lilly and Co.	30,212	1,058,628
Hospira, Inc.*	21,425	1,193,158
Johnson & Johnson	53,439	3,305,202
Mylan, Inc.*	47,328	1,000,041
Perrigo Co.	10,435	660,849
Warner Chilcott plc, Class A	11,612	261,967

		18,793,679

Total Health Care		83,707,306

Industrials (10.8%)
Aerospace & Defense (2.8%)
Alliant Techsystems, Inc.*	4,021	299,283
Boeing Co.	79,418	5,182,819
General Dynamics Corp.	137,710	9,771,902
Goodrich Corp.	167,385	14,741,597
Honeywell International, Inc.	98,970	5,261,245
Lockheed Martin Corp.	31,342	2,191,119
Precision Castparts Corp.	18,393	2,560,489
Rockwell Collins, Inc.	10,696	623,149
Spirit AeroSystems Holdings, Inc., Class A*	2,064	42,952
TransDigm Group, Inc.*	6,352	457,407
United Technologies Corp.	110,165	8,672,189

		49,804,151

Air Freight & Logistics (1.0%)
C.H. Robinson Worldwide, Inc.	21,427	1,718,231
Expeditors International of Washington, Inc.	27,497	1,501,336
FedEx Corp.	91,774	8,535,900
United Parcel Service, Inc., Class B	92,248	6,695,360
UTi Worldwide, Inc.	10,974	232,649

		18,683,476

Airlines (0.1%)
AMR Corp.*	13,853	107,915
Copa Holdings S.A., Class A	2,521	148,336
Delta Air Lines, Inc.*	102,236	1,288,173
Southwest Airlines Co.	12,766	165,703
United Continental Holdings, Inc.*	35,220	838,940

		2,549,067

Building Products (0.0%)
Armstrong World Industries, Inc.	213	9,159
Lennox International, Inc.	6,059	286,530
Masco Corp.	13,875	175,657
Owens Corning, Inc.*	8,191	255,150
USG Corp.*	3,559	59,898

		786,394

	Number of Shares	Value (Note 1)

Commercial Services & Supplies (0.2%)
Avery Dennison Corp.	810	$34,295
Copart, Inc.*	9,316	347,953
Corrections Corp. of America*	2,562	64,204
Covanta Holding Corp.	968	16,640
Iron Mountain, Inc.	23,613	590,561
KAR Auction Services, Inc.*	506	6,983
Pitney Bowes, Inc.	19,140	462,805
R.R. Donnelley & Sons Co.	1,406	24,563
Republic Services, Inc.	12,549	374,713
Stericycle, Inc.*	10,929	884,375
Waste Connections, Inc.	11,878	327,001

		3,134,093

Construction & Engineering (0.1%)
Aecom Technology Corp.*	4,030	112,719
Chicago Bridge & Iron Co. N.V. (N.Y. Shares)*	5,278	173,646
Fluor Corp.	1,382	91,571
Jacobs Engineering Group, Inc.*	9,739	446,533
KBR, Inc.	1,201	36,595
Shaw Group, Inc.*	6,264	214,417

		1,075,481

Electrical Equipment (0.6%)
AMETEK, Inc.	20,603	808,648
Babcock & Wilcox Co.*	11,775	301,322
Cooper Industries plc	21,637	1,261,221
Emerson Electric Co.	97,290	5,562,069
General Cable Corp.*	2,405	84,391
Hubbell, Inc., Class B	3,112	187,125
Regal-Beloit Corp.	4,162	277,855
Rockwell Automation, Inc.	18,417	1,320,683
Roper Industries, Inc.	12,136	927,555
Thomas & Betts Corp.*	1,183	57,139

		10,788,008

Industrial Conglomerates (0.8%)
3M Co.	92,111	7,949,179
Carlisle Cos., Inc.	556	22,095
General Electric Co.	319,957	5,852,014
Textron, Inc.	18,156	429,208
Tyco International Ltd.	9,550	395,752

		14,648,248

Machinery (3.5%)
Bucyrus International, Inc.	9,708	867,895
Caterpillar, Inc.	81,146	7,600,134
CNH Global N.V.*	566	27,021
Cummins, Inc.	105,768	11,635,538
Danaher Corp.	63,605	3,000,248
Deere & Co.	51,804	4,302,322
Donaldson Co., Inc.	9,962	580,585
Dover Corp.	15,243	890,953
Eaton Corp.	205,490	20,859,290
Flowserve Corp.	6,155	733,799
Gardner Denver, Inc.	6,389	439,691
Graco, Inc.	7,817	308,381
Harsco Corp.	776	21,976
IDEX Corp.	8,654	338,544
Illinois Tool Works, Inc.	56,922	3,039,635
Joy Global, Inc.	13,295	1,153,341

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/LARGE CAP GROWTH PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2010

	Number of Shares	Value (Note 1)

Kennametal, Inc.	7,886	$311,182
Lincoln Electric Holdings, Inc.	5,493	358,528
Manitowoc Co., Inc.	16,935	222,018
Navistar International Corp.*	9,192	532,309
Oshkosh Corp.*	11,579	408,044
PACCAR, Inc.	47,133	2,706,377
Pall Corp.	15,100	748,658
Parker Hannifin Corp.	5,890	508,307
Pentair, Inc.	6,617	241,587
SPX Corp.	1,248	89,219
Timken Co.	8,219	392,293
Toro Co.	4,040	249,026
Valmont Industries, Inc.	2,858	253,590
WABCO Holdings, Inc.*	8,421	513,092
Wabtec Corp.	964	50,986

		63,384,569

Marine (0.0%)
Kirby Corp.*	451	19,867

Professional Services (0.1%)
Dun & Bradstreet Corp.	6,512	534,570
FTI Consulting, Inc.*	4,888	182,225
IHS, Inc., Class A*	6,260	503,241
Robert Half International, Inc.	19,384	593,151
Towers Watson & Co., Class A	838	43,626
Verisk Analytics, Inc., Class A*	13,326	454,150

		2,310,963

Road & Rail (1.4%)
Con-way, Inc.	553	20,223
Hertz Global Holdings, Inc.*	21,316	308,869
J.B. Hunt Transport Services, Inc.	11,784	480,905
Kansas City Southern*	7,786	372,638
Landstar System, Inc.	6,468	264,800
Ryder System, Inc.	3,616	190,346
Union Pacific Corp.	247,409	22,924,918

		24,562,699

Trading Companies & Distributors (0.2%)
Fastenal Co.	17,099	1,024,401
GATX Corp.	1,651	58,247
MSC Industrial Direct Co., Class A	5,632	364,334
W.W. Grainger, Inc.	7,574	1,046,045
WESCO International, Inc.*	1,772	93,562

		2,586,589

Total Industrials		194,333,605

Information Technology (18.1%)
Communications Equipment (1.7%)
Ciena Corp.*	11,940	251,337
Cisco Systems, Inc.*	737,747	14,924,622
F5 Networks, Inc.*	10,352	1,347,416
Harris Corp.	16,769	759,636
JDS Uniphase Corp.*	27,836	403,065
Juniper Networks, Inc.*	67,960	2,509,083
Polycom, Inc.*	10,991	428,429
QUALCOMM, Inc.	211,897	10,486,783

		31,110,371

	Number of Shares	Value (Note 1)

Computers & Peripherals (5.0%)
Apple, Inc.*	192,856	$62,207,631
Dell, Inc.*	219,794	2,978,209
Diebold, Inc.	1,826	58,523
EMC Corp.*	265,531	6,080,660
Hewlett-Packard Co.	302,931	12,753,395
NCR Corp.*	20,677	317,806
NetApp, Inc.*	44,570	2,449,567
QLogic Corp.*	13,644	232,221
SanDisk Corp.*	29,704	1,481,041
Seagate Technology plc*	45,460	683,264
Western Digital Corp.*	6,768	229,435

		89,471,752

Electronic Equipment, Instruments & Components (0.2%)
Amphenol Corp., Class A	22,415	1,183,064
Arrow Electronics, Inc.*	1,720	58,910
AVX Corp.	467	7,206
Corning, Inc.	25,216	487,173
Dolby Laboratories, Inc., Class A*	6,906	460,630
FLIR Systems, Inc.*	19,814	589,467
Ingram Micro, Inc., Class A*	1,237	23,614
Itron, Inc.*	4,823	267,435
Jabil Circuit, Inc.	16,418	329,838
National Instruments Corp.	7,458	280,719
Trimble Navigation Ltd.*	15,671	625,743

		4,313,799

Internet Software & Services (2.1%)
Akamai Technologies, Inc.*	23,455	1,103,558
Baidu, Inc. (ADR)*	134,733	13,005,776
eBay, Inc.*	56,450	1,571,003
Equinix, Inc.*	5,871	477,077
Google, Inc., Class A*	31,472	18,693,424
IAC/InterActiveCorp*	3,637	104,382
Monster Worldwide, Inc.*	8,385	198,138
VeriSign, Inc.	22,217	725,829
VistaPrint N.V.*	5,642	259,532
WebMD Health Corp.*	7,659	391,069
Yahoo!, Inc.*	71,058	1,181,695

		37,711,483

IT Services (2.7%)
Accenture plc, Class A	78,962	3,828,867
Alliance Data Systems Corp.*	6,920	491,528
Amdocs Ltd.*	6,982	191,795
Automatic Data Processing, Inc.	64,971	3,006,858
Booz Allen Hamilton Holding Corp.*	1,341	26,056
Broadridge Financial Solutions, Inc.	14,896	326,669
Cognizant Technology Solutions Corp., Class A*	38,675	2,834,491
DST Systems, Inc.	4,572	202,768
Fiserv, Inc.*	13,146	769,830
Gartner, Inc.*	9,429	313,043
Genpact Ltd.*	8,492	129,078
Global Payments, Inc.	10,526	486,406
International Business Machines Corp.	165,650	24,310,794

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/LARGE CAP GROWTH PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2010

	Number of Shares	Value (Note 1)

Lender Processing Services, Inc.	12,229	$361,000
Mastercard, Inc., Class A	12,571	2,817,287
NeuStar, Inc., Class A*	9,668	251,851
Paychex, Inc.	41,685	1,288,483
SAIC, Inc.*	39,967	633,877
Teradata Corp.*	21,555	887,204
Visa, Inc., Class A	60,312	4,244,759
Western Union Co.	86,815	1,612,155

		49,014,799

Office Electronics (0.0%)
Zebra Technologies Corp., Class A*	4,257	161,724

Semiconductors & Semiconductor Equipment (2.0%)
Advanced Micro Devices, Inc.*	29,666	242,668
Altera Corp.	38,962	1,386,268
Analog Devices, Inc.	38,487	1,449,805
Applied Materials, Inc.	173,505	2,437,745
Atheros Communications, Inc.*	9,019	323,963
Atmel Corp.*	53,270	656,286
Avago Technologies Ltd.	13,692	389,811
Broadcom Corp., Class A	64,119	2,792,383
Cree, Inc.*	13,882	914,685
Cypress Semiconductor Corp.*	21,147	392,911
First Solar, Inc.*	7,160	931,802
Intel Corp.	491,615	10,338,664
Intersil Corp., Class A	5,694	86,947
KLA-Tencor Corp.	1,206	46,600
Lam Research Corp.*	16,341	846,137
Linear Technology Corp.	28,948	1,001,311
Marvell Technology Group Ltd.*	69,922	1,297,053
Maxim Integrated Products, Inc.	39,048	922,314
MEMC Electronic Materials, Inc.*	12,227	137,676
Microchip Technology, Inc.	23,795	814,027
National Semiconductor Corp.	28,139	387,193
Novellus Systems, Inc.*	10,334	333,995
NVIDIA Corp.*	73,901	1,138,075
ON Semiconductor Corp.*	55,530	548,636
PMC-Sierra, Inc.*	1,567	13,461
Rambus, Inc.*	13,534	277,176
Silicon Laboratories, Inc.*	5,934	273,083
Skyworks Solutions, Inc.*	22,842	653,967
SunPower Corp., Class A*	4,910	62,995
Teradyne, Inc.*	23,249	326,416
Texas Instruments, Inc.	71,515	2,324,238
Varian Semiconductor Equipment Associates, Inc.*	9,620	355,651
Xilinx, Inc.	33,428	968,743

		35,072,685

Software (4.4%)
Activision Blizzard, Inc.	18,126	225,487
Adobe Systems, Inc.*	67,995	2,092,886
ANSYS, Inc.*	11,693	608,855
Autodesk, Inc.*	29,611	1,131,140
BMC Software, Inc.*	23,444	1,105,150
CA, Inc.	40,902	999,645
Cadence Design Systems, Inc.*	34,854	287,894
Citrix Systems, Inc.*	23,991	1,641,224

	Number of Shares	Value (Note 1)

Compuware Corp.*	16,399	$191,376
Electronic Arts, Inc.*	40,034	655,757
FactSet Research Systems, Inc.	6,082	570,248
Informatica Corp.*	11,869	522,592
Intuit, Inc.*	36,231	1,786,188
McAfee, Inc.*	20,150	933,147
MICROS Systems, Inc.*	10,378	455,179
Microsoft Corp.	661,938	18,481,309
Nuance Communications, Inc.*	29,393	534,365
Oracle Corp.	1,014,903	31,766,464
Red Hat, Inc.*	24,364	1,112,217
Rovi Corp.*	13,182	817,416
Salesforce.com, Inc.*	87,652	11,570,064
Solera Holdings, Inc.	9,028	463,317
Symantec Corp.*	9,682	162,077
Synopsys, Inc.*	1,195	32,157
VMware, Inc., Class A*	9,491	843,845

		78,989,999

Total Information Technology		325,846,612

Materials (7.1%)
Chemicals (4.5%)
Air Products & Chemicals, Inc.	27,429	2,494,668
Airgas, Inc.	10,783	673,506
Albemarle Corp.	11,808	658,650
Ashland, Inc.	901	45,825
Celanese Corp.	20,234	833,034
CF Industries Holdings, Inc.	6,616	894,152
Dow Chemical Co.	762,350	26,026,629
E.I. du Pont de Nemours & Co.	40,375	2,013,905
Eastman Chemical Co.	1,932	162,443
Ecolab, Inc.	30,142	1,519,760
FMC Corp.	6,426	513,373
International Flavors & Fragrances, Inc.	10,276	571,243
Lubrizol Corp.	8,810	941,613
Monsanto Co.	323,818	22,550,685
Mosaic Co.	20,422	1,559,424
Nalco Holding Co.	16,742	534,739
PPG Industries, Inc.	3,518	295,758
Praxair, Inc.	172,929	16,509,532
RPM International, Inc.	8,358	184,712
Scotts Miracle-Gro Co., Class A	5,924	300,761
Sherwin-Williams Co.	7,348	615,395
Sigma-Aldrich Corp.	14,470	963,123
Valspar Corp.	1,293	44,583

		80,907,513

Construction Materials (0.0%)
Eagle Materials, Inc.	5,654	159,726
Martin Marietta Materials, Inc.	5,872	541,633

		701,359

Containers & Packaging (0.1%)
Ball Corp.	2,500	170,125
Crown Holdings, Inc.*	20,924	698,443
Owens-Illinois, Inc.*	6,573	201,791
Temple-Inland, Inc.	2,567	54,523

		1,124,882

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/LARGE CAP GROWTH PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2010

	Number of Shares	Value (Note 1)

Metals & Mining (2.4%)
AK Steel Holding Corp.	2,112	$34,573
Alcoa, Inc.	19,091	293,810
Allegheny Technologies, Inc.	12,731	702,497
BHP Billiton plc (ADR)	222,889	17,942,565
Carpenter Technology Corp.	5,673	228,282
Cliffs Natural Resources, Inc.	17,492	1,364,551
Compass Minerals International, Inc.	4,221	376,809
Freeport-McMoRan Copper & Gold, Inc.	131,568	15,800,001
Newmont Mining Corp.	61,450	3,774,873
Nucor Corp.	17,462	765,185
Reliance Steel & Aluminum Co.	1,081	55,239
Royal Gold, Inc.	1,077	58,837
Schnitzer Steel Industries, Inc., Class A	572	37,975
Southern Copper Corp.	21,846	1,064,774
Titanium Metals Corp.*	11,024	189,392
United States Steel Corp.	3,477	203,126
Walter Energy, Inc.	5,449	696,600

		43,589,089

Paper & Forest Products (0.1%)
International Paper Co.	43,870	1,195,019

Total Materials		127,517,862

Telecommunication Services (0.4%)
Diversified Telecommunication Services (0.1%)
Frontier Communications Corp.	48,938	476,167
Level 3 Communications, Inc.*	82,467	80,818
tw telecom, Inc.*	19,568	333,634
Windstream Corp.	25,865	360,558

		1,251,177

Wireless Telecommunication Services (0.3%)
American Tower Corp., Class A*	52,115	2,691,218
Clearwire Corp., Class A*	14,950	76,992
Crown Castle International Corp.*	37,513	1,644,195
MetroPCS Communications, Inc.*	15,498	195,740
NII Holdings, Inc.*	17,070	762,346
SBA Communications Corp., Class A*	15,119	618,972

		5,989,463

Total Telecommunication Services		7,240,640

Utilities (0.0%)
Electric Utilities (0.0%)
ITC Holdings Corp.	5,684	352,294

Independent Power Producers & Energy Traders (0.0%)
Calpine Corp.*	20,938	279,313
Ormat Technologies, Inc.	1,291	38,188

		317,501

Total Utilities		669,795

Total Common Stocks (71.2%) (Cost $915,934,267)		1,280,184,761

	Number of Shares	Value (Note 1)

INVESTMENT COMPANIES:
Exchange Traded Funds (ETFs) (9.0%)
iShares Morningstar Large Core Index Fund	25,823	$1,825,686
iShares Morningstar Large Growth Index Fund	704,965	46,196,357
iShares Morningstar Large Value Index Fund	151,968	9,046,655
iShares NYSE 100 Index Fund	5,794	348,451
iShares Russell 1000 Growth Index Fund	578,618	33,131,667
iShares Russell 1000 Index Fund	37,625	2,628,483
iShares Russell 1000 Value Index Fund	51,690	3,353,130
iShares S&P 100 Index Fund	32,787	1,858,039
iShares S&P 500 Growth Index Fund	670,250	43,995,210
iShares S&P 500 Index Fund	15,679	1,979,474
iShares S&P 500 Value Index Fund	83,504	4,976,003
Vanguard Growth ETF	65,600	4,029,152
Vanguard Value ETF	150,300	8,015,499

Total Investment Companies (9.0%) (Cost $121,560,434)		161,383,806

	Number of Shares	Value (Note 1)
SHORT-TERM INVESTMENTS:
Short-Term Investment (17.3%)
BlackRock Liquidity Funds TempFund 0.17%‡	310,363,499	310,363,499

	Principal Amount	Value (Note 1)
Time Deposit (1.1%)
JPMorgan Chase Nassau 0.000%, 1/3/11	$20,583,933	20,583,933

Total Short-Term Investments (18.4%) (Cost $330,947,432)		330,947,432

Total Investments (98.6%) (Cost $1,368,442,133)		1,772,515,999
Other Assets Less Liabilities (1.4%)		24,688,968

Net Assets (100%)		$1,797,204,967

*	Non-income producing.
‡	Affiliated company as defined under the Investment Company Act of 1940.

Glossary:

ADR	— American Depositary Receipt

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/LARGE CAP GROWTH PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2010

Investments in companies which were affiliates for the year ended December 31, 2010, were as follows:

Securities	Market Value December 31, 2009	Purchases at Cost	Sales at Cost	Market Value December 31, 2010	Dividend Income	Realized Gain (Loss)
BlackRock Liquidity Funds TempFund	$—	$534,218,515	$223,855,016	$310,363,499	$356,813	$2,841

At December 31, 2010, the Portfolio had the following futures contracts open: (Note 1)

Purchases	Number of Contracts	Expiration Date	Original Value	Value at 12/31/2010	Unrealized Appreciation/ (Depreciation)
NASDAQ 100 E-Mini Index	1,523	March-11	$66,826,985	$67,499,360	$672,375
S&P 500 E-Mini Index	4,322	March-11	263,270,373	270,773,300	7,502,927

					$8,175,302

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2010:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with rules under the Investment Company Act of 1940. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Common Stocks
Consumer Discretionary	$211,171,842	$—	$—	$211,171,842
Consumer Staples	91,965,434	—	—	91,965,434
Energy	117,585,150	—	—	117,585,150
Financials	120,146,515	—	—	120,146,515
Health Care	83,707,306	—	—	83,707,306
Industrials	194,333,605	—	—	194,333,605
Information Technology	325,846,612	—	—	325,846,612
Materials	127,517,862	—	—	127,517,862
Telecommunication Services	7,240,640	—	—	7,240,640
Utilities	669,795	—	—	669,795
Futures	8,175,302	—	—	8,175,302
Investment Companies
Exchange Traded Funds (ETFs)	161,383,806	—	—	161,383,806
Short-Term Investments	—	330,947,432	—	330,947,432

Total Assets	$1,449,743,869	$330,947,432	$—	$1,780,691,301

Total Liabilities	$—	$—	$—	$—

Total	$1,449,743,869	$330,947,432	$—	$1,780,691,301

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/LARGE CAP GROWTH PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2010

Fair Values of Derivative Instruments as of December 31, 2010:

Statement of Assets and Liabilities
Derivatives Not Accounted for as Hedging Instruments^	Asset Derivatives	Fair Value
Interest rate contracts	Receivables, Net Assets - Unrealized appreciation	$—	*
Foreign exchange contracts	Receivables	—
Credit contracts	Receivables	—
Equity contracts	Receivables, Net Assets - Unrealized appreciation	8,175,302	*
Commodity contracts	Receivables	—
Other contracts	Receivables	—

Total		$8,175,302

Liability Derivatives
Interest rate contracts	Payables, Net Assets - Unrealized depreciation	$—	*
Foreign exchange contracts	Payables	—
Credit contracts	Payables	—
Equity contracts	Payables, Net Assets - Unrealized depreciation	—	*
Commodity contracts	Payables	—
Other contracts	Payables	—

Total		$—

* Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets & Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2010:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Options	Futures	Forward Currency Contracts	Swaps	Total
Interest rate contracts	$—	$—	$—	$—	$—
Foreign exchange contracts	—	—	—	—	—
Credit contracts	—	—	—	—	—
Equity contracts	—	25,308,472	—	—	25,308,472
Commodity contracts	—	—	—	—	—
Other contracts	—	—	—	—	—

Total	$—	$25,308,472	$—	$—	$25,308,472

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Options	Futures	Forward Currency Contracts	Swaps	Total
Interest rate contracts	$—	$—	$—	$—	$—
Foreign exchange contracts	—	—	—	—	—
Credit contracts	—	—	—	—	—
Equity contracts	—	7,832,319	—	—	7,832,319
Commodity contracts	—	—	—	—	—
Other contracts	—	—	—	—	—

Total	$—	$7,832,319	$—	$—	$7,832,319

The Portfolio held futures contracts with an average notional balance of approximately $190,500,000 during the year ended December 31, 2010.

^ This Portfolio held futures contracts as a substitute for investing in conventional securities and hedging and in an attempt to enhance returns.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/LARGE CAP GROWTH PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2010

Investment security transactions for the year ended December 31, 2010 were as follows:

Cost of Purchases:
Stocks	$553,279,859
Net Proceeds of Sales and Redemptions:
Stocks	$895,208,844

As of December 31, 2010, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$357,644,770
Aggregate gross unrealized depreciation	(6,590,930)

Net unrealized appreciation	$351,053,840

Federal income tax cost of investments	$1,421,462,159

The Portfolio has a net capital loss carryforward of $674,404,499 of which $51,610,054 expires in the year 2011, $58,268,818 expires in the year 2016 and $564,525,627 expires in the year 2017. The Portfolio had a net capital loss carryforward of $271,035,954 expire during 2010. The Portfolio utilized net capital loss carryforward of $159,117,078 during 2010.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/LARGE CAP GROWTH PLUS PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2010

ASSETS
Investments at value:
Affiliated Issuers (Cost $310,363,499)	$310,363,499
Unaffiliated Issuers (Cost $1,058,078,634)	1,462,152,500
Cash	14,458
Cash held as collateral at broker	27,922,000
Dividends, interest and other receivables	1,123,364
Receivable from Separate Accounts for Trust shares sold	44,499
Receivable from investment sub-advisor	18,124
Other assets	6,939

Total assets	1,801,645,383

LIABILITIES
Payable for securities purchased	1,290,637
Payable to Separate Accounts for Trust shares redeemed	1,105,441
Investment management fees payable	758,223
Variation margin payable on futures contracts	583,060
Administrative fees payable	238,328
Distribution fees payable - Class IB	147,970
Accrued expenses	316,757

Total liabilities	4,440,416

NET ASSETS	$1,797,204,967

Net assets were comprised of:
Paid in capital	$2,120,314,167
Accumulated undistributed net investment income (loss)	292,982
Accumulated undistributed net realized gains (losses) on investments and futures	(735,651,284)
Net unrealized appreciation (depreciation) on investments, futures and foreign currency translations	412,249,102

Net assets	$1,797,204,967

Class IA
Net asset value, offering and redemption price per share, $1,097,258,702 / 64,561,133 shares outstanding (unlimited amount authorized: $0.01 par value)	$17.00

Class IB
Net asset value, offering and redemption price per share, $699,946,265 / 42,058,913 shares outstanding (unlimited amount authorized: $0.01 par value)	$16.64

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2010

INVESTMENT INCOME
Dividends ($356,813 of dividend income received from affiliates) (net of $3,842 foreign withholding tax)	$21,888,457
Interest	6,126

Total income	21,894,583

EXPENSES
Investment management fees	8,148,949
Administrative fees	2,579,397
Distribution fees - Class IB	1,651,498
Recoupment fees	209,494
Printing and mailing expenses	154,769
Custodian fees	80,001
Trustees’ fees	37,135
Professional fees	34,716
Miscellaneous	45,314

Gross expenses	12,941,273
Less: Reimbursement from sub-advisor	(123,212)
Feespaid indirectly	(4,532)

Net expenses	12,813,529

NET INVESTMENT INCOME (LOSS)	9,081,054

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Securities	148,368,721
Futures	25,308,472
Net distributions of realized gain received from Underlying Portfolio (All realized gains received from affiliates)	2,841

Net realized gain (loss)	173,680,034

Change in unrealized appreciation (depreciation) on:
Securities	42,604,537
Foreign currency translations	(437)
Futures	7,832,319

Net change in unrealized appreciation (depreciation)	50,436,419

NET REALIZED AND UNREALIZED GAIN (LOSS)	224,116,453

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$233,197,507

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/LARGE CAP GROWTH PLUS PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2010	2009
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$9,081,054	$20,403,027
Net realized gain (loss) on investments, futures, foreign currency transactions and net distributions of realized gains received from Underlying Portfolios	173,680,034	(489,606,629)
Net change in unrealized appreciation (depreciation) on investments, futures and foreign currency translations	50,436,419	841,525,409

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	233,197,507	372,321,807

DIVIDENDS:
Dividends from net investment income
Class IA	(6,526,778)	(12,813,760)
Class IB	(2,458,097)	(7,535,946)

TOTAL DIVIDENDS	(8,984,875)	(20,349,706)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 7,819,940 and 16,576,000 shares, respectively ]	113,751,957	190,410,835
Capital shares issued in reinvestment of dividends [ 388,672 and 878,623 shares, respectively ]	6,526,778	12,813,760
Capital shares repurchased [ (6,497,720) and (167,320,264) shares, respectively ]	(100,040,839)	(1,852,682,488)

Total Class IA transactions	20,237,896	(1,649,457,893)

Class IB
Capital shares sold [ 2,725,818 and 4,896,286 shares, respectively ]	40,595,627	59,256,735
Capital shares issued in reinvestment of dividends [ 149,937 and 529,615 shares, respectively ]	2,458,097	7,535,946
Capital shares repurchased [ (7,361,536) and (7,976,883) shares, respectively ]	(109,313,133)	(95,887,953)

Total Class IB transactions	(66,259,409)	(29,095,272)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(46,021,513)	(1,678,553,165)

TOTAL INCREASE (DECREASE) IN NET ASSETS	178,191,119	(1,326,581,064)
NET ASSETS:
Beginning of year	1,619,013,848	2,945,594,912

End of year (a)	$1,797,204,967	$1,619,013,848

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$292,982	$375,913

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/LARGE CAP GROWTH PLUS PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IA	2010		2009		2008		2007		2006
Net asset value, beginning of year	$14.95		$11.32		$18.12		$15.74		$14.57

Income (loss) from investment operations:
Net investment income (loss)	0.10	(e)	0.13	(e)	0.14	(e)	0.10		—	#(e)
Net realized and unrealized gain (loss) on investments, futures and foreign currency transactions	2.05		3.71		(6.89)		2.39		1.17

Total from investment operations	2.15		3.84		(6.75)		2.49		1.17

Less distributions:
Dividends from net investment income	(0.10)		(0.21)		(0.05)		(0.11)		—

Net asset value, end of year	$17.00		$14.95		$11.32		$18.12		$15.74

Total return	14.40%		33.93%		(37.28)%		15.81%		8.03%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$1,097,259		$939,856		$2,408,216		$7,371		$4,679
Ratio of expenses to average net assets:
After waivers and reimbursements	0.68%		0.70%		0.73%		0.73%		0.77%
After waivers, reimbursements and fees paid indirectly	0.68%		0.69%		0.73%		0.58%		0.75%
Before waivers, reimbursements and fees paid indirectly	0.69%		0.70%		0.74%		0.74%		0.77%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements	0.65%		1.10%		0.18%		0.49%		(0.04)%
After waivers, reimbursements and fees paid indirectly	0.65%		1.10%		0.18%		0.64%		(0.02)%
Before waivers, reimbursements and fees paid indirectly	0.64%		1.10%		0.17%		0.49%		(0.04)%
Portfolio turnover rate	39%		43%		33%		136%		130%

	Year Ended December 31,
Class IB	2010		2009		2008		2007		2006
Net asset value, beginning of year	$14.59		$10.95		$17.75		$15.40		$14.29

Income (loss) from investment operations:
Net investment income (loss)	0.06	(e)	0.12	(e)	0.07	(e)	0.06		(0.04	)(e)
Net realized and unrealized gain (loss) on investments, futures and foreign currency transactions	2.05		3.68		(6.85)		2.35		1.15

Total from investment operations	2.11		3.80		(6.78)		2.41		1.11

Less distributions:
Dividends from net investment income	(0.06)		(0.16)		(0.02)		(0.06)		—

Net asset value, end of year	$16.64		$14.59		$10.95		$17.75		$15.40

Total return	14.46%		34.77%		(38.28)%		15.66%		7.77%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$699,946		$679,158		$537,379		$978,032		$860,495
Ratio of expenses to average net assets:
After waivers and reimbursements	0.93	%(c)	0.95	%(c)	0.98	%(c)	0.98	%(c)	1.02	%(c)
After waivers, reimbursements and fees paid indirectly	0.93	%(c)	0.94%		0.98	%(c)	0.83%		1.00	%(c)
Before waivers, reimbursements and fees paid indirectly	0.94%		0.95	%(c)	0.99	%(c)	0.99%		1.02	%(c)
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements	0.43%		0.94%		0.48%		0.24%		(0.30)%
After waivers, reimbursements and fees paid indirectly,	0.43%		0.95%		0.49%		0.39%		(0.28)%
Before waivers, reimbursements and fees paid indirectly	0.42%		0.94%		0.47%		0.23%		(0.30)%
Portfolio turnover rate	39%		43%		33%		136%		130%
#	Per share amount is less than $0.005
(c)	Reflects overall fund ratios for non-class specific expense.
(e)	Net investment income per share is based on average shares outstanding.

See Notes to Financial Statements.

EQ/LARGE CAP VALUE INDEX PORTFOLIO (Unaudited)

PORTFOLIO ADVISER

➢	SSgA Funds Management, Inc.

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/10
	1 Year	5 Years	Since Incept.*
Portfolio – Class IA Shares	14.99%	(9.64)%	(8.40)%
Portfolio – Class IB Shares	14.52	(9.89)	(8.65)
Russell 1000® Value Index	15.51	1.28	1.48
* Date of inception 10/3/05 Returns for periods greater than one year are annualized

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IA shares returned 14.99% for the year ended December 31, 2010. The Portfolio’s benchmark, the Russell 1000® Value Index, returned 15.51% over the same period.

Portfolio Highlights

What helped performance during the year:

•	The Financials sector led the benchmark with positive contributions from a diverse array of holdings including Citigroup Inc., Wells Fargo & Co., and U.S. Bancorp.

•	Energy also offered positive contributors such as Chevron Corp., Conoco Phillips and Occidental Petroleum Corp.

What hurt performance during the year:

•	Utilities and Information Technology were two of the sectors that attributed the least positively to the fund.

•	Negatively performing securities for the year were Exxon Mobil Corp., Bank of American Corp. and Halliburton Co.

Portfolio Positioning and Outlook

At year’s end, estimates for corporate earnings were reflective of more sanguine growth prospects. One potential stumbling block could be excessive investor optimism. With no meaningful setback during the autumn, global equity markets may be due for a more troublesome pause at some point. Improvement in economic trends might falter for a time or, conversely, commodity prices may heat up to levels that could threaten consumer confidence and profit margins simultaneously. At the end of the year, share valuations seemed attractive, particularly relative to bonds. In our opinion, as long as global recovery stays in place, the money that flowed into fixed income during 2010 may start to find greater appeal in equities.

Sector Weightings as of 12/31/10	% of Net Assets
Financials	27.3%
Energy	12.4
Health Care	12.4
Consumer Staples	9.8
Industrials	9.0
Consumer Discretionary	7.6
Utilities	6.7
Information Technology	5.5
Telecommunication Services	5.1
Materials	3.1
Cash and Other	1.1

100.0%

EQ/LARGE CAP VALUE INDEX PORTFOLIO (Unaudited)

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2010 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/10	Ending Account Value 12/31/10	Expenses Paid During Period* 7/1/10- 12/31/10
Class IA
Actual	$1,000.00	$1,215.10	$3.07
Hypothetical (5% average return before expenses)	1,000.00	1,022.43	2.80
Class IB
Actual	1,000.00	1,213.00	4.46
Hypothetical (5% average return before expenses)	1,000.00	1,021.17	4.08

*   Expenses are equal to the Portfolio’s Class IA and Class IB shares annualized expense ratios of 0.55% and 0.80%, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

EQ ADVISORS TRUST

EQ/LARGE CAP VALUE INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2010

	Number of Shares	Value (Note 1)

COMMON STOCKS:
Consumer Discretionary (7.6%)
Auto Components (0.2%)
Autoliv, Inc.	1,254	$98,991
BorgWarner, Inc.*	194	14,038
Federal-Mogul Corp.*	278	5,741
Johnson Controls, Inc.	826	31,553
Lear Corp.*	800	78,968
TRW Automotive Holdings Corp.*	600	31,620

		260,911

Distributors (0.1%)
Genuine Parts Co.	3,501	179,741

Diversified Consumer Services (0.1%)
Education Management Corp.*	300	5,430
H&R Block, Inc.	4,300	51,213
Service Corp. International	5,675	46,819

		103,462

Hotels, Restaurants & Leisure (0.5%)
Brinker International, Inc.	300	6,264
Carnival Corp.	6,014	277,306
Choice Hotels International, Inc.	494	18,905
Hyatt Hotels Corp., Class A*	1,000	45,760
International Speedway Corp., Class A	399	10,442
MGM Resorts International*	6,052	89,872
Penn National Gaming, Inc.*	1,480	52,022
Royal Caribbean Cruises Ltd.*	1,740	81,780
Wendy’s/Arby’s Group, Inc., Class A	4,731	21,857
Wyndham Worldwide Corp.	3,983	119,331

		723,539

Household Durables (0.8%)
D.R. Horton, Inc.	5,950	70,984
Fortune Brands, Inc.	2,949	177,677
Garmin Ltd.	2,370	73,446
Harman International Industries, Inc.*	762	35,281
Jarden Corp.	2,065	63,747
KB Home	1,557	21,004
Leggett & Platt, Inc.	1,252	28,496
Lennar Corp., Class A	3,722	69,787
M.D.C. Holdings, Inc.	802	23,074
Mohawk Industries, Inc.*	1,080	61,301
Newell Rubbermaid, Inc.	6,468	117,588
Pulte Group, Inc.*	7,039	52,933
Stanley Black & Decker, Inc.	3,551	237,455
Toll Brothers, Inc.*	3,237	61,503
Whirlpool Corp.	957	85,010

		1,179,286

Internet & Catalog Retail (0.2%)
Expedia, Inc.	2,693	67,567
Liberty Media Corp. – Interactive*	13,181	207,865

		275,432

	Number of Shares	Value (Note 1)

Leisure Equipment & Products (0.1%)
Mattel, Inc.	3,375	$85,826

Media (4.8%)
Cablevision Systems Corp. – New York Group, Class A	5,180	175,291
CBS Corp., Class B	13,153	250,565
Central European Media Enterprises Ltd., Class A*	747	15,202
Clear Channel Outdoor Holdings, Inc., Class A*	838	11,766
Comcast Corp., Class A	62,508	1,373,301
Discovery Communications, Inc., Class A*	1,700	70,890
DISH Network Corp., Class A*	4,484	88,155
Gannett Co., Inc.	5,414	81,697
John Wiley & Sons, Inc., Class A	100	4,524
Lamar Advertising Co., Class A*	952	37,928
Liberty Global, Inc., Class A*	5,456	193,033
Liberty Media Corp. – Capital*	1,570	98,219
Liberty Media Corp. – Starz*	1,162	77,250
Madison Square Garden, Inc., Class A*	945	24,362
McGraw-Hill Cos., Inc.	2,100	76,461
Meredith Corp.	424	14,692
New York Times Co., Class A*	2,956	28,969
News Corp., Class A	40,524	590,029
Omnicom Group, Inc.	1,300	59,540
Regal Entertainment Group, Class A	1,565	18,373
Thomson Reuters Corp.	5,600	208,712
Time Warner Cable, Inc.	7,846	518,071
Time Warner, Inc.	20,284	652,536
Viacom, Inc., Class B	10,759	426,164
Virgin Media, Inc.	7,299	198,825
Walt Disney Co.	43,765	1,641,625
Washington Post Co., Class B	144	63,288

		6,999,468

Multiline Retail (0.3%)
J.C. Penney Co., Inc.	3,508	113,344
Kohl’s Corp.*	1,719	93,410
Macy’s, Inc.	8,334	210,850
Sears Holdings Corp.*	991	73,086

		490,690

Specialty Retail (0.4%)
Aaron’s, Inc.	700	14,273
Abercrombie & Fitch Co., Class A	420	24,205
American Eagle Outfitters, Inc.	3,700	54,131
AutoNation, Inc.*	1,072	30,231
Foot Locker, Inc.	3,481	68,297
GameStop Corp., Class A*	3,348	76,602
Gap, Inc.	1,187	26,280
Lowe’s Cos., Inc.	7,604	190,708
Office Depot, Inc.*	4,801	25,925
RadioShack Corp.	2,622	48,481
Signet Jewelers Ltd.*	1,808	78,467

		637,600

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/LARGE CAP VALUE INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2010

	Number of Shares	Value (Note 1)

Textiles, Apparel & Luxury Goods (0.1%)
VF Corp.	1,972	$169,947

Total Consumer Discretionary		11,105,902

Consumer Staples (9.8%)
Beverages (1.6%)
Brown-Forman Corp., Class B	542	37,734
Central European Distribution Corp.*	1,578	36,136
Coca-Cola Co.	12,017	790,358
Coca-Cola Enterprises, Inc.	2,730	68,332
Constellation Brands, Inc., Class A*	3,940	87,271
Dr. Pepper Snapple Group, Inc.	3,723	130,901
Hansen Natural Corp.*	200	10,456
Molson Coors Brewing Co., Class B	2,910	146,053
PepsiCo, Inc.	15,300	999,549

		2,306,790

Food & Staples Retailing (1.8%)
BJ’s Wholesale Club, Inc.*	1,161	55,612
CVS Caremark Corp.	27,019	939,451
Kroger Co.	13,867	310,066
Safeway, Inc.	8,594	193,279
SUPERVALU, Inc.	4,713	45,386
Walgreen Co.	1,900	74,024
Wal-Mart Stores, Inc.	17,100	922,203

		2,540,021

Food Products (2.5%)
Archer-Daniels-Midland Co.	14,544	437,484
Bunge Ltd.	3,172	207,829
Campbell Soup Co.	1,637	56,886
ConAgra Foods, Inc.	8,831	199,404
Corn Products International, Inc.	1,635	75,210
Dean Foods Co.*	4,000	35,360
Del Monte Foods Co.	4,371	82,175
Flowers Foods, Inc.	1,032	27,771
General Mills, Inc.	5,968	212,401
H.J. Heinz Co.	4,154	205,457
Hershey Co.	1,479	69,735
Hormel Foods Corp.	1,594	81,708
J.M. Smucker Co.	2,621	172,069
Kellogg Co.	600	30,648
Kraft Foods, Inc., Class A	35,785	1,127,585
McCormick & Co., Inc. (Non-Voting)	1,500	69,795
Mead Johnson Nutrition Co.	3,874	241,156
Ralcorp Holdings, Inc.*	1,184	76,972
Sara Lee Corp.	4,202	73,577
Smithfield Foods, Inc.*	3,103	64,015
Tyson Foods, Inc., Class A	6,622	114,031

		3,661,268

Household Products (2.9%)
Clorox Co.	160	10,125
Colgate-Palmolive Co.	1,800	144,666
Energizer Holdings, Inc.*	1,542	112,412
Kimberly-Clark Corp.	1,863	117,443
Procter & Gamble Co.	60,402	3,885,661

		4,270,307

	Number of Shares	Value (Note 1)

Personal Products (0.0%)
Alberto-Culver Co.	1,504	$55,708

Tobacco (1.0%)
Altria Group, Inc.	19,500	480,090
Lorillard, Inc.	3,441	282,368
Philip Morris International, Inc.	6,600	386,298
Reynolds American, Inc.	7,384	240,866

		1,389,622

Total Consumer Staples		14,223,716

Energy (12.4%)
Energy Equipment & Services (1.8%)
Atwood Oceanics, Inc.*	981	36,660
Baker Hughes, Inc.	7,030	401,905
Cameron International Corp.*	2,300	116,679
Diamond Offshore Drilling, Inc.	1,000	66,870
Dresser-Rand Group, Inc.*	200	8,518
Exterran Holdings, Inc.*	1,218	29,171
Helmerich & Payne, Inc.	2,121	102,826
McDermott International, Inc.*	1,100	22,759
Nabors Industries Ltd.*	3,743	87,811
National Oilwell Varco, Inc.	9,466	636,588
Oceaneering International, Inc.*	1,200	88,356
Oil States International, Inc.*	1,089	69,794
Patterson-UTI Energy, Inc.	3,309	71,309
Pride International, Inc.*	2,316	76,428
Rowan Cos., Inc.*	2,466	86,088
Schlumberger Ltd.	3,813	318,386
SEACOR Holdings, Inc.	438	44,277
Superior Energy Services, Inc.*	1,566	54,794
Tidewater, Inc.	1,164	62,670
Unit Corp.*	862	40,066
Weatherford International Ltd.*	9,700	221,160

		2,643,115

Oil, Gas & Consumable Fuels (10.6%)
Alpha Natural Resources, Inc.*	2,300	138,069
Anadarko Petroleum Corp.	11,104	845,681
Apache Corp.	8,538	1,017,986
Arch Coal, Inc.	1,094	38,356
Atlas Energy, Inc.*	500	21,985
Cabot Oil & Gas Corp.	2,334	88,342
Chesapeake Energy Corp.	14,353	371,886
Chevron Corp.	42,457	3,874,201
Cobalt International Energy, Inc.*	1,800	21,978
Comstock Resources, Inc.*	952	23,381
ConocoPhillips	20,442	1,392,100
Consol Energy, Inc.	2,700	131,598
Continental Resources, Inc.*	67	3,943
Denbury Resources, Inc.*	8,784	167,687
Devon Energy Corp.	9,994	784,629
El Paso Corp.	12,672	174,367
EQT Corp.	200	8,968
Exxon Mobil Corp.	9,267	677,603
Forest Oil Corp.*	896	34,021
Frontier Oil Corp.*	2,283	41,117
Frontline Ltd.	181	4,592
Hess Corp.	6,601	505,240
Holly Corp.	300	12,231
Marathon Oil Corp.	11,483	425,215

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/LARGE CAP VALUE INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2010

	Number of Shares	Value (Note 1)

Massey Energy Co.	2,312	$124,039
Murphy Oil Corp.	3,898	290,596
Newfield Exploration Co.*	2,958	213,301
Noble Energy, Inc.	3,872	333,302
Occidental Petroleum Corp.	14,479	1,420,390
Peabody Energy Corp.	6,100	390,278
Petrohawk Energy Corp.*	1,900	34,675
Pioneer Natural Resources Co.	2,601	225,819
Plains Exploration & Production Co.*	3,061	98,380
QEP Resources, Inc.	3,902	141,682
Quicksilver Resources, Inc.*	2,400	35,376
SandRidge Energy, Inc.*	3,476	25,444
SM Energy Co.	474	27,933
Southern Union Co.	2,877	69,249
Spectra Energy Corp.	14,759	368,827
Sunoco, Inc.	2,741	110,490
Teekay Corp.	924	30,566
Tesoro Corp.*	3,109	57,641
Valero Energy Corp.	12,488	288,723
Whiting Petroleum Corp.*	1,226	143,675
Williams Cos., Inc.	7,604	187,971

		15,423,533

Total Energy		18,066,648

Financials (27.3%)
Capital Markets (3.6%)
Ameriprise Financial, Inc.	4,699	270,427
Ares Capital Corp.	4,297	70,815
Bank of New York Mellon Corp.	27,168	820,474
BlackRock, Inc.	1,332	253,853
E*TRADE Financial Corp.*	4,800	76,800
Federated Investors, Inc., Class B	597	15,623
Goldman Sachs Group, Inc.	11,456	1,926,441
Invesco Ltd.	7,179	172,727
Janus Capital Group, Inc.	3,715	48,184
Jefferies Group, Inc.	2,565	68,306
Legg Mason, Inc.	3,376	122,447
LPL Investment Holdings, Inc.*	300	10,911
Morgan Stanley	23,077	627,925
Northern Trust Corp.	3,200	177,312
Raymond James Financial, Inc.	2,135	69,814
State Street Corp.	11,100	514,374

		5,246,433

Commercial Banks (5.6%)
Associated Banc-Corp	3,921	59,403
BancorpSouth, Inc.	1,837	29,300
Bank of Hawaii Corp.	762	35,974
BB&T Corp.	15,278	401,659
BOK Financial Corp.	553	29,530
CapitalSource, Inc.	7,107	50,460
CIT Group, Inc.*	4,400	207,240
City National Corp./California	985	60,440
Comerica, Inc.	3,845	162,413
Commerce Bancshares, Inc./Missouri	1,634	64,919
Cullen/Frost Bankers, Inc.	1,167	71,327
East West Bancorp, Inc.	3,300	64,515
Fifth Third Bancorp	17,485	256,680

	Number of Shares	Value (Note 1)

First Citizens BancShares, Inc./North Carolina, Class A	144	$27,223
First Horizon National Corp.*	4,861	57,257
Fulton Financial Corp.	4,512	46,654
Huntington Bancshares, Inc./Ohio	15,793	108,498
KeyCorp	19,407	171,752
M&T Bank Corp.	1,655	144,068
Marshall & Ilsley Corp.	11,646	80,590
PNC Financial Services Group, Inc.	11,818	717,589
Popular, Inc.*	22,579	70,898
Regions Financial Corp.	27,585	193,095
SunTrust Banks, Inc.	11,012	324,964
Synovus Financial Corp.	17,239	45,511
TCF Financial Corp.	3,108	46,029
U.S. Bancorp	42,770	1,153,507
Valley National Bancorp	3,402	48,648
Wells Fargo & Co.	108,624	3,366,258
Wilmington Trust Corp.	2,048	8,888
Zions Bancorp	3,745	90,741

		8,196,030

Consumer Finance (0.5%)
Capital One Financial Corp.	10,111	430,324
Discover Financial Services	12,005	222,453
SLM Corp.*	10,695	134,650

		787,427

Diversified Financial Services (6.8%)
Bank of America Corp.	224,022	2,988,453
CBOE Holdings, Inc.	200	4,572
Citigroup, Inc.*	472,811	2,236,396
CME Group, Inc.	1,478	475,546
Interactive Brokers Group, Inc., Class A	562	10,015
JPMorgan Chase & Co.	88,790	3,766,472
Leucadia National Corp.	4,342	126,700
NASDAQ OMX Group, Inc.*	2,726	64,633
NYSE Euronext	4,413	132,302

		9,805,089

Insurance (7.0%)
ACE Ltd.	6,500	404,625
Aflac, Inc.	600	33,858
Alleghany Corp.*	154	47,181
Allied World Assurance Co. Holdings Ltd.	919	54,625
Allstate Corp.	11,876	378,607
American Financial Group, Inc./Ohio	1,897	61,254
American International Group, Inc.*	2,614	150,619
American National Insurance Co.	112	9,589
Aon Corp.	5,982	275,232
Arch Capital Group Ltd.*	1,077	94,830
Arthur J. Gallagher & Co.	1,755	51,035
Aspen Insurance Holdings Ltd.	1,624	46,479
Assurant, Inc.	2,502	96,377
Assured Guaranty Ltd.	4,100	72,570
Axis Capital Holdings Ltd.	1,903	68,280
Berkshire Hathaway, Inc., Class B*	38,600	3,092,246

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/LARGE CAP VALUE INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2010

	Number of Shares	Value (Note 1)

Brown & Brown, Inc.	1,182	$28,297
Chubb Corp.	6,815	406,447
Cincinnati Financial Corp.	3,190	101,091
CNA Financial Corp.*	697	18,854
Endurance Specialty Holdings Ltd.	875	40,311
Erie Indemnity Co., Class A	226	14,796
Everest Reinsurance Group Ltd.	1,272	107,891
Fidelity National Financial, Inc., Class A	4,885	66,827
Genworth Financial, Inc., Class A*	8,764	115,159
Hanover Insurance Group, Inc.	974	45,505
Hartford Financial Services Group, Inc.	8,988	238,092
HCC Insurance Holdings, Inc.	2,478	71,713
Lincoln National Corp.	6,616	183,991
Loews Corp.	6,965	271,008
Markel Corp.*	224	84,701
Marsh & McLennan Cos., Inc.	928	25,372
MBIA, Inc.*	3,542	42,469
Mercury General Corp.	584	25,118
MetLife, Inc.	9,884	439,245
Old Republic International Corp.	6,237	85,010
OneBeacon Insurance Group Ltd., Class A	519	7,868
PartnerReinsurance Ltd.	1,702	136,756
Principal Financial Group, Inc.	7,000	227,920
Progressive Corp.	14,807	294,215
Protective Life Corp.	1,878	50,030
Prudential Financial, Inc.	10,441	612,991
Reinsurance Group of America, Inc.	1,585	85,130
RenaissanceReinsurance Holdings Ltd.	1,250	79,613
StanCorp Financial Group, Inc.	1,096	49,473
Symetra Financial Corp.	500	6,850
Torchmark Corp.	1,839	109,862
Transatlantic Holdings, Inc.	1,407	72,629
Travelers Cos., Inc.	9,324	519,440
Unitrin, Inc.	1,219	29,914
Unum Group	7,325	177,412
Validus Holdings Ltd.	1,178	36,059
W. R. Berkley Corp.	2,797	76,582
Wesco Financial Corp.	68	25,052
White Mountains Insurance Group Ltd.	161	54,032
XL Group plc	7,564	165,046

		10,166,178

Real Estate Investment Trusts (REITs) (3.4%)
Alexandria Real Estate Equities, Inc. (REIT)	1,286	94,212
AMB Property Corp. (REIT)	3,311	104,992
Annaly Capital Management, Inc. (REIT)	13,645	244,518
Apartment Investment & Management Co. (REIT), Class A	1,332	34,419
AvalonBay Communities, Inc. (REIT)	1,844	207,542
Boston Properties, Inc. (REIT)	3,121	268,718

	Number of Shares	Value (Note 1)

Brandywine Realty Trust (REIT)	2,793	$32,538
BRE Properties, Inc. (REIT)	1,454	63,249
Camden Property Trust (REIT)	1,500	80,970
Chimera Investment Corp. (REIT)	22,448	92,261
CommonWealth REIT (REIT)	1,472	37,551
Corporate Office Properties Trust/Maryland (REIT)	1,252	43,757
Developers Diversified Realty Corp. (REIT)	4,400	61,996
Digital Realty Trust, Inc. (REIT)	100	5,154
Douglas Emmett, Inc. (REIT)	2,633	43,708
Duke Realty Corp. (REIT)	6,163	76,791
Equity Residential (REIT)	5,845	303,648
Essex Property Trust, Inc. (REIT)	429	49,000
Federal Realty Investment Trust (REIT)	510	39,744
General Growth Properties, Inc. (REIT)	1,000	15,480
HCP, Inc. (REIT)	6,845	251,828
Health Care REIT, Inc. (REIT)	3,248	154,735
Hospitality Properties Trust (REIT)	2,610	60,134
Host Hotels & Resorts, Inc. (REIT)	14,469	258,561
Kimco Realty Corp. (REIT)	8,922	160,953
Liberty Property Trust (REIT)	2,543	81,173
Macerich Co. (REIT)	2,839	134,483
Mack-Cali Realty Corp. (REIT)	1,795	59,343
Nationwide Health Properties, Inc. (REIT)	2,634	95,825
Piedmont Office Realty Trust, Inc. (REIT), Class A	1,200	24,168
Plum Creek Timber Co., Inc. (REIT)	2,075	77,709
ProLogis (REIT)	11,907	171,937
Public Storage (REIT)	300	30,426
Rayonier, Inc. (REIT)	1,270	66,700
Realty Income Corp. (REIT)	2,503	85,603
Regency Centers Corp. (REIT)	1,792	75,694
Senior Housing Properties Trust (REIT)	2,799	61,410
Simon Property Group, Inc. (REIT)	2,034	202,363
SL Green Realty Corp. (REIT)	1,691	114,159
Taubman Centers, Inc. (REIT)	1,149	58,002
UDR, Inc. (REIT)	3,727	87,659
Ventas, Inc. (REIT)	2,520	132,250
Vornado Realty Trust (REIT)	3,269	272,406
Weingarten Realty Investors (REIT)	2,535	60,232
Weyerhaeuser Co. (REIT)	11,852	224,358

		4,902,359

Real Estate Management & Development (0.0%)
Forest City Enterprises, Inc., Class A*	2,677	44,679
Howard Hughes Corp.*	98	5,333
St. Joe Co.*	200	4,370

		54,382

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/LARGE CAP VALUE INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2010

	Number of Shares	Value (Note 1)

Thrifts & Mortgage Finance (0.4%)
Capitol Federal Financial, Inc	905	$10,784
First Niagara Financial Group, Inc.	4,594	64,224
Hudson City Bancorp, Inc.	9,481	120,788
New York Community Bancorp, Inc.	9,580	180,583
People’s United Financial, Inc.	8,344	116,900
TFS Financial Corp.	1,601	14,441
Washington Federal, Inc.	2,439	41,268

		548,988

Total Financials		39,706,886

Health Care (12.4%)
Biotechnology (1.2%)
Amgen, Inc.*	21,300	1,169,370
Biogen Idec, Inc.*	5,500	368,775
Cephalon, Inc.*	1,700	104,924
Genzyme Corp.*	1,400	99,680

		1,742,749

Health Care Equipment & Supplies (0.9%)
Alere, Inc.*	1,337	48,934
Baxter International, Inc.	2,200	111,364
Beckman Coulter, Inc.	1,500	112,845
Boston Scientific Corp.*	33,388	252,747
CareFusion Corp.*	3,109	79,901
Cooper Cos., Inc.	842	47,438
Hill-Rom Holdings, Inc.	200	7,874
Hologic, Inc.*	5,792	109,006
Kinetic Concepts, Inc.*	1,217	50,968
Medtronic, Inc.	5,600	207,704
Teleflex, Inc.	702	37,775
Zimmer Holdings, Inc.*	4,500	241,560

		1,308,116

Health Care Providers & Services (2.1%)
Aetna, Inc.	8,922	272,210
Brookdale Senior Living, Inc.*	1,611	34,492
Cardinal Health, Inc.	5,218	199,902
CIGNA Corp.	6,186	226,779
Community Health Systems, Inc.*	626	23,394
Coventry Health Care, Inc.*	3,287	86,777
Health Net, Inc.*	2,296	62,658
Humana, Inc.*	3,914	214,252
LifePoint Hospitals, Inc.*	1,122	41,233
McKesson Corp.	3,156	222,119
MEDNAX, Inc.*	89	5,989
Omnicare, Inc.	2,385	60,555
Quest Diagnostics, Inc.	400	21,588
Tenet Healthcare Corp.*	3,324	22,238
UnitedHealth Group, Inc.	25,377	916,363
Universal Health Services, Inc., Class B	1,798	78,069
WellPoint, Inc.*	8,986	510,944

		2,999,562

Health Care Technology (0.0%)
Emdeon, Inc., Class A*	200	2,708

Life Sciences Tools & Services (0.5%)
Bio-Rad Laboratories, Inc., Class A*	400	41,540

	Number of Shares	Value (Note 1)

Charles River Laboratories International, Inc.*	1,157	$41,120
Life Technologies Corp.*	1,165	64,657
PerkinElmer, Inc.	1,392	35,941
Thermo Fisher Scientific, Inc.*	9,232	511,084

		694,342

Pharmaceuticals (7.7%)
Abbott Laboratories, Inc.	3,300	158,103
Bristol-Myers Squibb Co.	38,324	1,014,819
Eli Lilly and Co.	17,344	607,734
Endo Pharmaceuticals Holdings, Inc.*	2,773	99,024
Forest Laboratories, Inc.*	6,298	201,410
Johnson & Johnson	52,316	3,235,745
King Pharmaceuticals, Inc.*	6,025	84,651
Merck & Co., Inc.	69,607	2,508,636
Mylan, Inc.*	1,075	22,715
Pfizer, Inc.	180,113	3,153,779
Watson Pharmaceuticals, Inc.*	2,525	130,416

		11,217,032

Total Health Care		17,964,509

Industrials (9.0%)
Aerospace & Defense (1.8%)
Alliant Techsystems, Inc.*	100	7,443
BE Aerospace, Inc.*	2,123	78,615
Boeing Co.	3,224	210,398
General Dynamics Corp.	7,764	550,933
Goodrich Corp.	2,000	176,140
ITT Corp.	4,044	210,733
L-3 Communications Holdings, Inc.	2,568	181,018
Lockheed Martin Corp.	1,500	104,865
Northrop Grumman Corp.	6,643	430,334
Raytheon Co.	8,434	390,832
Rockwell Collins, Inc.	1,600	93,216
Spirit AeroSystems Holdings, Inc., Class A*	2,019	42,015
United Technologies Corp.	1,784	140,436

		2,616,978

Air Freight & Logistics (0.2%)
FedEx Corp.	2,469	229,642
UTi Worldwide, Inc.	446	9,455

		239,097

Airlines (0.2%)
AMR Corp.*	5,000	38,950
Copa Holdings S.A., Class A	200	11,768
Southwest Airlines Co.	14,234	184,757
United Continental Holdings, Inc.*	900	21,438

		256,913

Building Products (0.1%)
Armstrong World Industries, Inc.	485	20,855
Masco Corp.	5,568	70,491
Owens Corning, Inc.*	1,017	31,679
USG Corp.*	867	14,592

		137,617

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/LARGE CAP VALUE INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2010

	Number of Shares	Value (Note 1)

Commercial Services & Supplies (0.7%)
Avery Dennison Corp.	2,289	$96,916
Cintas Corp.	3,042	85,054
Corrections Corp. of America*	2,216	55,533
Covanta Holding Corp.	2,734	46,998
KAR Auction Services, Inc.*	500	6,900
Pitney Bowes, Inc.	1,340	32,401
R.R. Donnelley & Sons Co.	4,337	75,767
Republic Services, Inc.	5,002	149,360
Waste Connections, Inc.	622	17,124
Waste Management, Inc.	10,933	403,100

		969,153

Construction & Engineering (0.5%)
Aecom Technology Corp.*	1,500	41,955
Chicago Bridge & Iron Co. N.V. (N.Y. Shares)*	1,300	42,770
Fluor Corp.	3,700	245,162
Jacobs Engineering Group, Inc.*	1,100	50,435
KBR, Inc.	3,342	101,831
Quanta Services, Inc.*	4,658	92,787
Shaw Group, Inc.*	745	25,501
URS Corp.*	1,868	77,728

		678,169

Electrical Equipment (0.1%)
Babcock & Wilcox Co.*	550	14,075
General Cable Corp.*	703	24,668
Hubbell, Inc., Class B	788	47,382
Regal-Beloit Corp.	100	6,676
Thomas & Betts Corp.*	1,032	49,846

		142,647

Industrial Conglomerates (2.7%)
Carlisle Cos., Inc.	1,439	57,186
General Electric Co.	183,024	3,347,509
Textron, Inc.	2,906	68,698
Tyco International Ltd.	9,900	410,256

		3,883,649

Machinery (1.1%)
AGCO Corp.*	2,028	102,739
CNH Global N.V.*	500	23,870
Crane Co.	1,046	42,959
Danaher Corp.	916	43,208
Deere & Co.	573	47,588
Dover Corp.	1,514	88,493
Eaton Corp.	2,741	278,239
Flowserve Corp.	200	23,844
Gardner Denver, Inc.	64	4,405
Harsco Corp.	1,638	46,388
IDEX Corp.	301	11,775
Ingersoll-Rand plc	7,100	334,339
Kennametal, Inc.	439	17,323
Parker Hannifin Corp.	2,600	224,380
Pentair, Inc.	1,020	37,240
Snap-On, Inc.	1,303	73,724
SPX Corp.	855	61,124
Terex Corp.*	2,282	70,833
Timken Co.	462	22,051
Trinity Industries, Inc.	1,704	45,343
Wabtec Corp.	900	47,601

		1,647,466

	Number of Shares	Value (Note 1)

Marine (0.0%)
Alexander & Baldwin, Inc.	871	$34,866
Kirby Corp.*	1,152	50,746

		85,612

Professional Services (0.2%)
Equifax, Inc.	2,826	100,606
FTI Consulting, Inc.*	200	7,456
Manpower, Inc.	1,848	115,980
Towers Watson & Co., Class A	800	41,648

		265,690

Road & Rail (1.4%)
Con-way, Inc.	1,186	43,372
CSX Corp.	8,768	566,501
Hertz Global Holdings, Inc.*	600	8,694
Kansas City Southern*	891	42,643
Norfolk Southern Corp.	8,178	513,742
Ryder System, Inc.	558	29,373
Union Pacific Corp.	9,840	911,774

		2,116,099

Trading Companies & Distributors (0.0%)
GATX Corp.	783	27,624
WESCO International, Inc.*	670	35,376

		63,000

Total Industrials		13,102,090

Information Technology (5.5%)
Communications Equipment (0.5%)
Brocade Communications Systems, Inc.*	9,823	51,963
CommScope, Inc.*	2,047	63,907
EchoStar Corp., Class A*	776	19,377
Motorola, Inc.*	52,641	477,454
Tellabs, Inc.	8,510	57,698

		670,399

Computers & Peripherals (0.2%)
Diebold, Inc.	1,171	37,531
Lexmark International, Inc., Class A*	1,773	61,736
Seagate Technology plc*	2,949	44,323
Western Digital Corp.*	3,860	130,854

		274,444

Electronic Equipment, Instruments & Components (0.7%)
Arrow Electronics, Inc.*	2,374	81,310
Avnet, Inc.*	3,349	110,617
AVX Corp.	791	12,205
Corning, Inc.	30,802	595,095
Ingram Micro, Inc., Class A*	3,199	61,069
Itron, Inc.*	26	1,442
Jabil Circuit, Inc.	1,116	22,420
Molex, Inc.	2,898	65,843
Tech Data Corp.*	1,110	48,862
Vishay Intertechnology, Inc.*	3,567	52,364
Vishay Precision Group, Inc.*	297	5,595

		1,056,822

Internet Software & Services (0.6%)
AOL, Inc.*	2,434	57,710

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/LARGE CAP VALUE INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2010

	Number of Shares	Value (Note 1)

eBay, Inc.*	16,076	$447,395
IAC/InterActiveCorp*	1,163	33,378
Monster Worldwide, Inc.*	1,726	40,786
Yahoo!, Inc.*	16,821	279,733

		859,002

IT Services (0.4%)
Amdocs Ltd.*	3,275	89,964
Broadridge Financial Solutions, Inc.	249	5,460
Computer Sciences Corp.	3,382	167,747
Convergys Corp.*	2,295	30,225
CoreLogic, Inc.	2,667	49,393
Fidelity National Information Services, Inc.	5,881	161,081
Fiserv, Inc.*	1,100	64,416
Total System Services, Inc.	3,665	56,368

		624,654

Office Electronics (0.2%)
Xerox Corp.	30,411	350,334
Zebra Technologies Corp., Class A*	623	23,668

		374,002

Semiconductors & Semiconductor Equipment (1.4%)
Advanced Micro Devices, Inc.*	8,118	66,405
Atmel Corp.*	1,080	13,306
Fairchild Semiconductor International, Inc.*	2,644	41,273
Intel Corp.	39,491	830,496
International Rectifier Corp.*	1,533	45,515
Intersil Corp., Class A	2,048	31,273
KLA-Tencor Corp.	3,586	138,563
LSI Corp.*	14,994	89,814
MEMC Electronic Materials, Inc.*	2,900	32,654
Micron Technology, Inc.*	18,859	151,249
National Semiconductor Corp.	500	6,880
Novellus Systems, Inc.*	267	8,629
PMC-Sierra, Inc.*	4,811	41,326
SunPower Corp., Class A*	1,300	16,679
Texas Instruments, Inc.	15,100	490,750

		2,004,812

Software (1.5%)
Activision Blizzard, Inc.	8,368	104,098
CA, Inc.	1,607	39,275
Compuware Corp.*	2,151	25,102
Electronic Arts, Inc.*	400	6,552
Microsoft Corp.	56,700	1,583,064
Novell, Inc.*	7,714	45,667
Symantec Corp.*	15,900	266,166
Synopsys, Inc.*	3,083	82,964

		2,152,888

Total Information Technology		8,017,023

Materials (3.1%)
Chemicals (1.7%)
Ashland, Inc.	1,551	78,884
Cabot Corp.	1,400	52,710

	Number of Shares	Value (Note 1)

CF Industries Holdings, Inc.	467	$63,115
Cytec Industries, Inc.	1,026	54,440
Dow Chemical Co.	25,924	885,045
E.I. du Pont de Nemours & Co.	13,142	655,523
Eastman Chemical Co.	1,312	110,313
FMC Corp.	516	41,223
Huntsman Corp.	3,956	61,753
Intrepid Potash, Inc.*	934	34,829
PPG Industries, Inc.	3,113	261,710
RPM International, Inc.	1,322	29,216
Sherwin-Williams Co.	800	67,000
Sigma-Aldrich Corp.	200	13,312
Valspar Corp.	2,015	69,477

		2,478,550

Construction Materials (0.1%)
Vulcan Materials Co.	2,844	126,160

Containers & Packaging (0.4%)
AptarGroup, Inc.	1,544	73,448
Ball Corp.	1,573	107,043
Bemis Co., Inc.	2,325	75,934
Greif, Inc., Class A	801	49,582
Owens-Illinois, Inc.*	2,502	76,811
Packaging Corp. of America	2,398	61,964
Sealed Air Corp.	3,564	90,704
Sonoco Products Co.	2,131	71,751
Temple-Inland, Inc.	1,894	40,229

		647,466

Metals & Mining (0.7%)
AK Steel Holding Corp.	2,035	33,313
Alcoa, Inc.	19,217	295,750
Commercial Metals Co.	2,370	39,318
Nucor Corp.	3,928	172,125
Reliance Steel & Aluminum Co.	1,429	73,022
Royal Gold, Inc.	941	51,407
Schnitzer Steel Industries, Inc., Class A	424	28,149
Steel Dynamics, Inc.	4,950	90,585
United States Steel Corp.	2,523	147,394
Walter Energy, Inc.	300	38,352

		969,415

Paper & Forest Products (0.2%)
Domtar Corp.	900	68,328
International Paper Co.	2,089	56,904
MeadWestvaco Corp.	3,717	97,237

		222,469

Total Materials		4,444,060

Telecommunication Services (5.1%)
Diversified Telecommunication Services (4.8%)
AT&T, Inc.	131,900	3,875,222
CenturyLink, Inc.	6,596	304,537
Frontier Communications Corp.	13,436	130,732
Level 3 Communications, Inc.*	22,433	21,984
Qwest Communications International, Inc.	38,280	291,311
Verizon Communications, Inc.	63,207	2,261,547
Windstream Corp.	6,458	90,025

		6,975,358

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/LARGE CAP VALUE INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2010

	Number of Shares	Value (Note 1)

Wireless Telecommunication Services (0.3%)
Clearwire Corp., Class A*	790	$4,069
Leap Wireless International, Inc.*	1,350	16,551
MetroPCS Communications, Inc.*	2,900	36,627
NII Holdings, Inc.*	787	35,147
Sprint Nextel Corp.*	64,963	274,794
Telephone & Data Systems, Inc.	1,948	71,199
U.S. Cellular Corp.*	345	17,229

		455,616

Total Telecommunication Services		7,430,974

Utilities (6.7%)
Electric Utilities (3.3%)
Allegheny Energy, Inc.	3,780	91,627
American Electric Power Co., Inc.	10,556	379,805
DPL, Inc.	2,493	64,095
Duke Energy Corp.	29,671	528,441
Edison International	7,178	277,071
Entergy Corp.	4,187	296,565
Exelon Corp.	14,891	620,061
FirstEnergy Corp.	6,711	248,441
Great Plains Energy, Inc.	2,944	57,084
Hawaiian Electric Industries, Inc.	2,021	46,059
ITC Holdings Corp.	100	6,198
NextEra Energy, Inc.	9,161	476,280
Northeast Utilities	3,942	125,671
NV Energy, Inc.	5,161	72,512
Pepco Holdings, Inc.	4,887	89,188
Pinnacle West Capital Corp.	2,396	99,314
PPL Corp.	10,600	278,992
Progress Energy, Inc.	6,373	277,098
Southern Co.	18,454	705,497
Westar Energy, Inc.	2,364	59,478

		4,799,477

Gas Utilities (0.4%)
AGL Resources, Inc.	1,706	61,160
Atmos Energy Corp.	2,149	67,049
Energen Corp.	1,600	77,216
National Fuel Gas Co.	1,641	107,682
Oneok, Inc.	2,321	128,746
Questar Corp.	3,902	67,934
UGI Corp.	2,399	75,760

		585,547

Independent Power Producers & Energy Traders (0.4%)
AES Corp.*	14,724	179,338
Calpine Corp.*	4,097	54,654
Constellation Energy Group, Inc.	4,076	124,848
GenOn Energy, Inc.*	16,303	62,115
NRG Energy, Inc.*	5,660	110,596
Ormat Technologies, Inc.	200	5,916

		537,467

	Number of Shares	Value (Note 1)

Multi-Utilities (2.5%)
Alliant Energy Corp.	2,472	$90,896
Ameren Corp.	5,197	146,503
CenterPoint Energy, Inc.	9,298	146,165
CMS Energy Corp.	5,413	100,682
Consolidated Edison, Inc.	6,247	309,664
Dominion Resources, Inc.	13,456	574,840
DTE Energy Co.	3,762	170,494
Integrys Energy Group, Inc.	1,691	82,030
MDU Resources Group, Inc.	4,255	86,249
NiSource, Inc.	6,166	108,645
NSTAR	2,354	99,315
OGE Energy Corp.	2,135	97,228
PG&E Corp.	8,696	416,017
Public Service Enterprise Group, Inc.	11,170	355,318
SCANA Corp.	2,532	102,799
Sempra Energy	5,450	286,016
TECO Energy, Inc.	4,638	82,556
Vectren Corp.	1,748	44,364
Wisconsin Energy Corp.	2,575	151,565
Xcel Energy, Inc.	10,117	238,255

		3,689,601

Water Utilities (0.1%)
American Water Works Co., Inc.	3,834	96,962
Aqua America, Inc.	3,024	67,979

		164,941

Total Utilities		9,777,033

Total Common Stocks (98.9%) (Cost $118,941,766)		143,838,841

	Principal Amount	Value (Note 1)
SHORT-TERM INVESTMENTS:
Government Securities (0.1%)
U.S. Treasury Bills 0.12%, 1/20/11#(p)	$194,000	193,987

Time Deposit (0.9%)
JPMorgan Chase Nassau 0.000%, 1/3/11	1,325,972	1,325,972

Total Short-Term Investments (1.0%) (Cost $1,519,961)		1,519,959

Total Investments (99.9%) (Cost $120,461,727)		145,358,800
Other Assets Less Liabilities (0.1%)		81,465

Net Assets (100%)		$145,440,265

*	Non-income producing.
#	All, or a portion of security held by broker as collateral for financial futures contracts, with a total collateral value of $193,987.
(p)	Yield to maturity.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/LARGE CAP VALUE INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2010

At December 31, 2010, the Portfolio had the following futures contracts open: (Note 1)

Purchases	Number of Contracts	Expiration Date	Original Value	Value at 12/31/2010	Unrealized Appreciation/ (Depreciation)
Russell 1000 Mini Index	3	March-11	$203,376	$208,350	$4,974
S&P 500 E-Mini Index	19	March-11	1,162,558	1,190,350	27,792
S&P MidCap 400 E-Mini Index	4	March-11	354,469	362,120	7,651

					$40,417

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2010:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with rules under the Investment Company Act of 1940. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Common Stocks
Consumer Discretionary	$11,105,902	$—	$—	$11,105,902
Consumer Staples	14,223,716	—	—	14,223,716
Energy	18,066,648	—	—	18,066,648
Financials	39,706,886	—	—	39,706,886
Health Care	17,964,509	—	—	17,964,509
Industrials	13,102,090	—	—	13,102,090
Information Technology	8,017,023	—	—	8,017,023
Materials	4,444,060	—	—	4,444,060
Telecommunication Services	7,430,974	—	—	7,430,974
Utilities	9,777,033	—	—	9,777,033
Futures	40,417	—	—	40,417
Short-Term Investments	—	1,519,959	—	1,519,959

Total Assets	$143,879,258	$1,519,959	$—	$145,399,217

Total Liabilities	$—	$—	$—	$—

Total	$143,879,258	$1,519,959	$—	$145,399,217

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/LARGE CAP VALUE INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2010

Fair Values of Derivative Instruments as of December 31, 2010:

Statement of Assets and Liabilities
Derivatives Not Accounted for as Hedging Instruments^	Asset Derivatives	Fair Value
Interest rate contracts	Receivables, Net Assets - Unrealized appreciation	$—	*
Foreign exchange contracts	Receivables	—
Credit contracts	Receivables	—
Equity contracts	Receivables, Net Assets - Unrealized appreciation	40,417	*
Commodity contracts	Receivables	—
Other contracts	Receivables	—

Total		$40,417

Liability Derivatives
Interest rate contracts	Payables, Net Assets - Unrealized depreciation	$—	*
Foreign exchange contracts	Payables	—
Credit contracts	Payables	—
Equity contracts	Payables, Net Assets - Unrealized depreciation	—	*
Commodity contracts	Payables	—
Other contracts	Payables	—

Total		$—

* Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets & Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2010:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Options	Futures	Forward Currency Contracts	Swaps	Total
Interest rate contracts	$—	$—	$—	$—	$—
Foreign exchange contracts	—	—	—	—	—
Credit contracts	—	—	—	—	—
Equity contracts	—	322,356	—	—	322,356
Commodity contracts	—	—	—	—	—
Other contracts	—	—	—	—	—

Total	$—	$322,356	$—	$—	$322,356

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Options	Futures	Forward Currency Contracts	Swaps	Total
Interest rate contracts	$—	$—	$—	$—	$—
Foreign exchange contracts	—	—	—	—	—
Credit contracts	—	—	—	—	—
Equity contracts	—	(7,108)	—	—	(7,108)
Commodity contracts	—	—	—	—	—
Other contracts	—	—	—	—	—

Total	$—	$(7,108)	$—	$—	$(7,108)

The Portfolio held futures contracts with an average notional balance of approximately $2,149,000 during the year ended December 31, 2010.

^ This Portfolio held futures contracts as a substitute for investing in conventional securities and hedging and in an attempt to enhance returns.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/LARGE CAP VALUE INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2010

Investment security transactions for the year ended December 31, 2010 were as follows:

Cost of Purchases:
Stocks	$41,600,858
Net Proceeds of Sales and Redemptions:
Stocks	$35,301,554

As of December 31, 2010, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$23,386,700
Aggregate gross unrealized depreciation	(1,514,987)

Net unrealized appreciation	$21,871,713

Federal income tax cost of investments	$123,487,087

The Portfolio has a net capital loss carryforward of $54,973,275 of which $49,143,529 expires in the year 2016 and $5,829,746 expires in the year 2017. The Portfolio utilized net capital loss carryforward of $906,503 during 2010.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/LARGE CAP VALUE INDEX PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2010

ASSETS
Investments at value (Cost $120,461,727)	$145,358,800
Cash	50,883
Dividends, interest and other receivables	214,011
Receivable from Separate Accounts for Trust shares sold	28,692
Other assets	1,159

Total assets	145,653,545

LIABILITIES
Payable to Separate Accounts for Trust shares redeemed	45,316
Investment management fees payable	42,371
Distribution fees payable - Class IB	29,511
Administrative fees payable	14,913
Variation margin payable on futures contracts	4,155
Trustees’ fees payable	527
Accrued expenses	76,487

Total liabilities	213,280

NET ASSETS	$145,440,265

Net assets were comprised of:
Paid in capital	$178,243,940
Accumulated undistributed net investment income (loss)	335,169
Accumulated undistributed net realized gain (loss) on investments and futures	(58,076,334)
Unrealized appreciation (depreciation) on investments and futures	24,937,490

Net assets	$145,440,265

Class IA
Net asset value, offering and redemption price per share, $3,945,416 / 749,087 shares outstanding (unlimited amount authorized: $0.01 par value)	$5.27

Class IB
Net asset value, offering and redemption price per share, $141,494,849 / 26,941,636 shares outstanding (unlimited amount authorized: $0.01 par value)	$5.25

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2010

INVESTMENT INCOME
Dividends (net of $809 foreign withholding tax)	$3,406,769
Interest	336

Total income	3,407,105

EXPENSES
Investment management fees	458,672
Distribution fees - Class IB	320,444
Administrative fees	164,646
Custodian fees	78,000
Professional fees	26,294
Printing and mailing expenses	12,548
Trustees’ fees	2,981
Miscellaneous	10,427

Gross expenses	1,074,012
Less: Fees paid indirectly	(13,855)

Net expenses	1,060,157

NET INVESTMENT INCOME (LOSS)	2,346,948

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Securities	4,565,917
Futures	322,356

Net realized gain (loss)	4,888,273

Change in unrealized appreciation (depreciation) on:
Securities	11,146,019
Futures	(7,108)

Net change in unrealized appreciation (depreciation)	11,138,911

NET REALIZED AND UNREALIZED GAIN (LOSS)	16,027,184

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$18,374,132

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/LARGE CAP VALUE INDEX PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2010	2009
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$2,346,948	$9,516,662
Net realized gain (loss) on investments and futures	4,888,273	230,630,183
Net change in unrealized appreciation (depreciation) on investments and futures	11,138,911	6,987,902

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	18,374,132	247,134,747

DIVIDENDS:
Dividends from net investment income
Class IA	(62,147)	(138,320)
Class IB	(1,959,324)	(9,506,628)

TOTAL DIVIDENDS	(2,021,471)	(9,644,948)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 512,152 and 230,232,315 shares, respectively ]	2,482,447	874,311,638
Capital shares issued in reinvestment of dividends [ 12,024 and 30,129 shares, respectively ]	62,147	138,320
Capital shares repurchased [ (149,873) and (230,167,118) shares, respectively ]	(729,988)	(1,098,827,933)

Total Class IA transactions	1,814,606	(224,377,975)

Class IB
Capital shares sold [ 6,209,960 and 8,987,680 shares, respectively ]	29,963,276	36,126,193
Capital shares issued in reinvestment of dividends [ 380,141 and 2,076,824 shares, respectively ]	1,959,324	9,506,628
Capital shares repurchased [ (6,060,107) and (5,346,598) shares, respectively ]	(29,094,498)	(23,088,176)

Total Class IB transactions	2,828,102	22,544,645

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	4,642,708	(201,833,330)

TOTAL INCREASE (DECREASE) IN NET ASSETS	20,995,369	35,656,469
NET ASSETS:
Beginning of year	124,444,896	88,788,427

End of year (a)	$145,440,265	$124,444,896

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$335,169	$28

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/LARGE CAP VALUE INDEX PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IA	2010		2009		2008		2007		2006
Net asset value, beginning of year	$4.66		$4.25		$10.32		$11.19		$10.45

Income (loss) from investment operations:
Net investment income (loss)	0.10	(e)	0.09	(e)	0.12	(e)	0.03	(e)	0.03	(e)
Net realized and unrealized gain (loss) on investments, futures and foreign currency transactions	0.60		0.73		(5.88)		(0.67)		0.71

Total from investment operations	0.70		0.82		(5.76)		(0.64)		0.74

Less distributions:
Dividends from net investment income	(0.09)		(0.41)		(0.11)		—		—	#
Distributions from net realized gains	—		—		(0.20)		(0.23)		—	#

Total dividends and distributions	(0.09)		(0.41)		(0.31)		(0.23)		—	#

Net asset value, end of year	$5.27		$4.66		$4.25		$10.32		$11.19

Total return	14.99%		19.37%		(56.56)%		(5.70)%		7.12%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$3,945		$1,746		$1,187		$1,246		$112
Ratio of expenses to average net assets:
After waivers	0.57%		0.50%		0.75%		0.75%		0.75%
After waivers and fees paid indirectly	0.56%		0.49%		0.45%		0.72%		0.72%
Before waivers and fees paid indirectly	0.57%		0.50%		0.83%		0.82%		0.84%
Ratio of net investment income to average net assets:
After waivers	2.05%		2.03%		1.50%		0.28%		0.21%
After waivers and fees paid indirectly	2.05%		2.04%		1.80%		0.30%		0.24%
Before waivers and fees paid indirectly	2.05%		2.03%		1.42%		0.21%		0.12%
Portfolio turnover rate	28%		100%		82%		29%		9%

	Year Ended December 31,
Class IB	2010		2009		2008		2007		2006
Net asset value, beginning of year	$4.65		$4.23		$10.29		$11.18		$10.47

Income (loss) from investment operations:
Net investment income (loss)	0.09	(e)	0.08	(e)	0.10	(e)	(0.01	)(e)	—	#(e)
Net realized and unrealized gain (loss) on investments, futures and foreign currency transactions	0.58		0.73		(5.86)		(0.65)		0.71

Total from investment operations	0.67		0.81		(5.76)		(0.66)		0.71

Less distributions:
Dividends from net investment income	(0.07)		(0.39)		(0.10)		—		—	#
Distributions from net realized gains	—		—		(0.20)		(0.23)		—	#

Total dividends and distributions	(0.07)		(0.39)		(0.30)		(0.23)		—	#

Net asset value, end of year	$5.25		$4.65		$4.23		$10.29		$11.18

Total return	14.52%		19.34%		(56.75)%		(5.88)%		6.81%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$141,495		$122,699		$87,602		$213,065		$203,514
Ratio of expenses to average net assets:
After waivers	0.82	%(c)	0.75	%(c)	1.00%		1.00%		1.00%
After waivers and fees paid indirectly	0.81%		0.74	%(c)	0.70	%(c)	0.97	%(c)	0.97	%(c)
Before waivers and fees paid indirectly	0.82	%(c)	0.75	%(c)	1.08%		1.07%		1.09%
Ratio of net investment income to average net assets:
After waivers	1.77%		1.97%		1.16%		(0.07)%		(0.05)%
After waivers and fees paid indirectly	1.78%		1.97%		1.37%		(0.05)%		(0.01)%
Before waivers and fees paid indirectly	1.77%		1.97%		1.07%		(0.15)%		(0.14)%
Portfolio turnover rate	28%		100%		82%		29%		9%
#	Per share amount is less than $0.01.
(c)	Reflects overall fund ratios for non-class specific expense.
(e)	Net investment income per share is based on average shares outstanding.

See Notes to Financial Statements.

EQ/LARGE CAP VALUE PLUS PORTFOLIO (Unaudited)

PORTFOLIO ADVISERS

➢	AllianceBernstein L.P.

➢	AXA Equitable Life Insurance Company

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/10
	1 Year	5 Years	10 Years	Since Incept.**
Portfolio – Class IA Shares*	12.89%	(2.00)%	2.29%	3.32%
Portfolio – Class IB Shares	12.76	(2.28)	2.03	3.11
Russell 1000® Value Index	15.51	1.28	3.26	4.76

*   Date of inception 5/18/01. Returns shown for Class IA shares prior to this period are derived from the historical performance of Class IB shares adjusted to reflect the 12b-1 fees, applicable to Class IB shares; Class IA shares are not subject to any 12b-1 fees.

** Date of inception 1/1/98

    Returns for periods greater than one year are annualized

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IA shares returned 12.89% for the year ended December 31, 2010. The Portfolio’s benchmark, the Russell 1000® Value Index, returned 15.51% over the same period.

The Portfolio’s assets were allocated between two investment managers. The Portfolio Highlights below reflect the views of AllianceBernstein L.P., who manages a portion of the Portfolio through active security and sector selection. Another allocated portion of the Portfolio, also managed by AllianceBernstein L.P., is designed to track the performance of the Russell 1000® Value Index. Additionally, AXA Equitable manages an allocated portion of the Portfolio which may invest in exchange-traded funds (ETFs).

Portfolio Highlights

What helped performance during the year:

•	An overweight position in the Consumer Discretionary sector relative to the benchmark contributed to relative returns.

•	Stock selection in the Materials and Consumer Staples sectors aided relative returns.

•

On an individual basis, leading contributors to relative performance included Time Warner Cable Inc. and Ford Motor Co. (both in the Consumer Discretionary sector) and Cisco Systems Inc. (Information Technology sector).

•	Holding Cimarex Energy Co. (Energy sector) and Royal Caribbean Cruises (Consumer Discretionary sector) while the benchmark did not, aided the Portfolio’s relative performance.

What hurt performance during the year:

•	The most significant detractors from the Portfolio’s performance were stock selection in the Information Technology, Financials and Health Care sectors.

•

On an individual basis, leading detractors from the Portfolio’s performance included Apple Inc., Hewlett Packard Co., and Microsoft Corp. (all in the Information Technology sector) and Bank of America Corp. (Financials sector).

•	Holding Transocean Ltd. (Energy sector) while the benchmark did not was detrimental to relative returns.

Sector Weightings as of 12/31/10	% of Net Assets
Financials	17.1%
Energy	9.9
Consumer Discretionary	9.6
Health Care	9.2
Consumer Staples	8.1
Industrials	7.4
Information Technology	7.1
Utilities	4.4
Telecommunication Services	3.9
Materials	2.9
Cash and Other	20.4

100.0%

EQ/LARGE CAP VALUE PLUS PORTFOLIO (Unaudited)

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2010 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/10	Ending Account Value 12/31/10	Expenses Paid During Period* 7/1/10 - 12/31/10
Class IA
Actual	$1,000.00	$1,216.70	$3.63
Hypothetical (5% average return before expenses)	1,000.00	1,021.93	3.31
Class IB
Actual	1,000.00	1,215.60	5.03
Hypothetical (5% average return before expenses)	1,000.00	1,020.67	4.58

*   Expenses are equal to the Portfolio’s Class IA and Class IB shares annualized expense ratios of 0.65% and 0.90% , respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

EQ ADVISORS TRUST

EQ/LARGE CAP VALUE PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2010

	Number of Shares	Value (Note 1)

COMMON STOCKS:
Consumer Discretionary (9.6%)
Auto Components (0.5%)
Autoliv, Inc.	15,900	$1,255,146
BorgWarner, Inc.*	2,600	188,136
Federal-Mogul Corp.*	4,200	86,730
Johnson Controls, Inc.	10,800	412,560
Lear Corp.*	85,800	8,469,318
TRW Automotive Holdings Corp.*	152,300	8,026,210

		18,438,100

Automobiles (0.5%)
Ford Motor Co.*	821,300	13,789,627
General Motors Co.*	81,900	3,018,834
Tesla Motors, Inc.*	1,330	35,418

		16,843,879

Distributors (0.1%)
Genuine Parts Co.	44,800	2,300,032

Diversified Consumer Services (0.0%)
Education Management Corp.*	5,200	94,120
H&R Block, Inc.	51,100	608,601
Service Corp. International	71,900	593,175

		1,295,896

Hotels, Restaurants & Leisure (0.5%)
Brinker International, Inc.	3,700	77,256
Carnival Corp.	77,200	3,559,692
Choice Hotels International, Inc.	7,300	279,371
Hyatt Hotels Corp., Class A*	12,300	562,848
International Speedway Corp., Class A	5,500	143,935
McDonald’s Corp.	51,000	3,914,760
MGM Resorts International*	70,800	1,051,380
Penn National Gaming, Inc.*	19,200	674,880
Royal Caribbean Cruises Ltd.*	154,800	7,275,600
Wendy’s/Arby’s Group, Inc., Class A	57,100	263,802
Wyndham Worldwide Corp.	50,800	1,521,968

		19,325,492

Household Durables (0.7%)
D.R. Horton, Inc.	78,500	936,505
Fortune Brands, Inc.	37,800	2,277,450
Garmin Ltd.	202,000	6,259,980
Harman International Industries, Inc.*	10,300	476,890
Jarden Corp.	26,000	802,620
KB Home	21,600	291,384
Leggett & Platt, Inc.	17,000	386,920
Lennar Corp., Class A	44,900	841,875
M.D.C. Holdings, Inc.	10,600	304,962
Mohawk Industries, Inc.*	13,900	788,964
Newell Rubbermaid, Inc.	89,100	1,619,838
NVR, Inc.*	8,000	5,528,160
Pulte Group, Inc.*	95,102	715,167
Stanley Black & Decker, Inc.	45,302	3,029,345
Toll Brothers, Inc.*	40,700	773,300
Whirlpool Corp.	12,100	1,074,843

		26,108,203

	Number of Shares	Value (Note 1)

Internet & Catalog Retail (0.1%)
Expedia, Inc.	34,000	$853,060
Liberty Media Corp. – Interactive*	168,500	2,657,245

		3,510,305

Leisure Equipment & Products (0.0%)
Mattel, Inc.	43,200	1,098,576

Media (4.8%)
Cablevision Systems Corp. – New York Group, Class A	188,800	6,388,992
CBS Corp., Class B	174,900	3,331,845
Central European Media Enterprises Ltd., Class A*	10,600	215,710
Clear Channel Outdoor Holdings, Inc., Class A*	11,400	160,056
Comcast Corp., Class A	1,407,400	30,920,578
DIRECTV, Class A*	269,700	10,769,121
Discovery Communications, Inc., Class A*	21,600	900,720
DISH Network Corp., Class A*	56,400	1,108,824
Gannett Co., Inc.	482,200	7,276,398
Interpublic Group of Cos., Inc.*	620,800	6,592,896
John Wiley & Sons, Inc., Class A	900	40,716
Lamar Advertising Co., Class A*	12,800	509,952
Liberty Global, Inc., Class A*	66,800	2,363,384
Liberty Media Corp. – Capital*	20,700	1,294,992
Liberty Media Corp. – Starz*	14,480	962,630
Madison Square Garden, Inc., Class A*	11,475	295,826
McGraw-Hill Cos., Inc.	26,500	964,865
Meredith Corp.	5,800	200,970
New York Times Co., Class A*	38,200	374,360
News Corp., Class A	1,326,700	19,316,752
Omnicom Group, Inc.	16,800	769,440
Regal Entertainment Group, Class A	17,400	204,276
Thomson Reuters Corp.	71,300	2,657,351
Time Warner Cable, Inc.	315,513	20,833,323
Time Warner, Inc.	542,133	17,440,419
Viacom, Inc., Class B	336,100	13,312,921
Virgin Media, Inc.	93,600	2,549,664
Walt Disney Co.	552,640	20,729,526
Washington Post Co., Class B	1,600	703,200

		173,189,707

Multiline Retail (0.6%)
J.C. Penney Co., Inc.	45,000	1,453,950
Kohl’s Corp.*	214,200	11,639,628
Macy’s, Inc.	107,300	2,714,690
Sears Holdings Corp.*	12,800	944,000
Target Corp.	67,200	4,040,736

		20,793,004

Specialty Retail (1.7%)
Aaron’s, Inc.	9,300	189,627
Abercrombie & Fitch Co., Class A	5,900	340,017
American Eagle Outfitters, Inc.	41,500	607,145

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/LARGE CAP VALUE PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2010

	Number of Shares	Value (Note 1)

AutoNation, Inc.*	12,300	$346,860
Foot Locker, Inc.	407,700	7,999,074
GameStop Corp., Class A*	43,100	986,128
Gap, Inc.	559,800	12,393,972
Lowe’s Cos., Inc.	547,100	13,721,268
Office Depot, Inc.*	1,066,700	5,760,180
RadioShack Corp.	32,100	593,529
Ross Stores, Inc.	167,700	10,607,025
Signet Jewelers Ltd.*	24,100	1,045,940
TJX Cos., Inc.	157,600	6,995,864

		61,586,629

Textiles, Apparel & Luxury Goods (0.1%)
NIKE, Inc., Class B	26,000	2,220,920
VF Corp.	24,900	2,145,882

		4,366,802

Total Consumer Discretionary		348,856,625

Consumer Staples (8.1%)
Beverages (1.2%)
Brown-Forman Corp., Class B	7,400	515,188
Central European Distribution Corp.*	19,900	455,710
Coca-Cola Co.	225,400	14,824,558
Coca-Cola Enterprises, Inc.	34,800	871,044
Constellation Brands, Inc., Class A*	417,400	9,245,410
Dr. Pepper Snapple Group, Inc.	48,100	1,691,196
Hansen Natural Corp.*	2,900	151,612
Molson Coors Brewing Co., Class B	37,200	1,867,068
PepsiCo, Inc.	193,400	12,634,822

		42,256,608

Food & Staples Retailing (1.3%)
BJ’s Wholesale Club, Inc.*	13,900	665,810
CVS Caremark Corp.	341,400	11,870,478
Kroger Co.	321,600	7,190,976
Safeway, Inc.	538,600	12,113,114
SUPERVALU, Inc.	59,800	575,874
Walgreen Co.	24,600	958,416
Wal-Mart Stores, Inc.	235,326	12,691,131

		46,065,799

Food Products (2.4%)
Archer-Daniels-Midland Co.	359,100	10,801,728
Bunge Ltd.	206,800	13,549,536
Campbell Soup Co.	20,700	719,325
ConAgra Foods, Inc.	263,800	5,956,604
Corn Products International, Inc.	21,200	975,200
Dean Foods Co.*	51,200	452,608
Del Monte Foods Co.	56,000	1,052,800
Flowers Foods, Inc.	13,400	360,594
General Mills, Inc.	137,000	4,875,830
H.J. Heinz Co.	52,700	2,606,542
Hershey Co.	18,100	853,415
Hormel Foods Corp.	19,500	999,570
J.M. Smucker Co.	33,600	2,205,840
Kellogg Co.	7,700	393,316

	Number of Shares	Value (Note 1)

Kraft Foods, Inc., Class A	452,600	$14,261,426
McCormick & Co., Inc. (Non-Voting)	18,700	870,111
Mead Johnson Nutrition Co.	49,800	3,100,050
Ralcorp Holdings, Inc.*	15,500	1,007,655
Sara Lee Corp.	667,400	11,686,174
Smithfield Foods, Inc.*	494,000	10,191,220
Tyson Foods, Inc., Class A	84,200	1,449,924

		88,369,468

Household Products (2.1%)
Clorox Co.	2,300	145,544
Colgate-Palmolive Co.	73,300	5,891,121
Energizer Holdings, Inc.*	19,800	1,443,420
Kimberly-Clark Corp.	187,800	11,838,912
Procter & Gamble Co.	873,370	56,183,892

		75,502,889

Personal Products (0.0%)
Alberto-Culver Co.	18,800	696,352

Tobacco (1.1%)
Altria Group, Inc.	768,300	18,915,546
Lorillard, Inc.	43,200	3,544,992
Philip Morris International, Inc.	264,800	15,498,744
Reynolds American, Inc.	94,700	3,089,114

		41,048,396

Total Consumer Staples		293,939,512

Energy (9.9%)
Energy Equipment & Services (1.2%)
Atwood Oceanics, Inc.*	12,600	470,862
Baker Hughes, Inc.	87,906	5,025,586
Cameron International Corp.*	29,600	1,501,608
Diamond Offshore Drilling, Inc.	13,200	882,684
Dresser-Rand Group, Inc.*	2,300	97,957
Ensco plc (ADR)	203,400	10,857,492
Exterran Holdings, Inc.*	15,900	380,805
Helmerich & Payne, Inc.	26,600	1,289,568
McDermott International, Inc.*	13,600	281,384
Nabors Industries Ltd.*	48,300	1,133,118
National Oilwell Varco, Inc.	118,200	7,948,950
Oceaneering International, Inc.*	15,600	1,148,628
Oil States International, Inc.*	13,300	852,397
Patterson-UTI Energy, Inc.	43,400	935,270
Pride International, Inc.*	29,900	986,700
Rowan Cos., Inc.*	28,200	984,462
Schlumberger Ltd.	48,993	4,090,916
SEACOR Holdings, Inc.	6,000	606,540
Superior Energy Services, Inc.*	20,600	720,794
Tidewater, Inc.	14,600	786,064
Unit Corp.*	11,400	529,872
Weatherford International Ltd.*	124,700	2,843,160

		44,354,817

Oil, Gas & Consumable Fuels (8.7%)
Alpha Natural Resources, Inc.*	29,600	1,776,888
Anadarko Petroleum Corp.	139,600	10,631,936
Apache Corp.	107,735	12,845,244
Arch Coal, Inc.	13,400	469,804
Atlas Energy, Inc.*	5,900	259,423
Cabot Oil & Gas Corp.	29,300	1,109,005

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/LARGE CAP VALUE PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2010

	Number of Shares	Value (Note 1)

Chesapeake Energy Corp.	183,600	$4,757,076
Chevron Corp.	607,040	55,392,400
Cobalt International Energy, Inc.*	20,700	252,747
Comstock Resources, Inc.*	13,300	326,648
ConocoPhillips	481,520	32,791,512
Consol Energy, Inc.	34,500	1,681,530
Continental Resources, Inc.*	800	47,080
Denbury Resources, Inc.*	112,629	2,150,087
Devon Energy Corp.	347,000	27,242,970
El Paso Corp.	162,000	2,229,120
EQT Corp.	2,800	125,552
Exxon Mobil Corp.	393,106	28,743,911
Forest Oil Corp.*	207,700	7,886,369
Frontier Oil Corp.*	29,800	536,698
Frontline Ltd.	2,500	63,425
Hess Corp.	218,500	16,723,990
Holly Corp.	4,100	167,157
Marathon Oil Corp.	533,900	19,770,317
Massey Energy Co.	29,100	1,561,215
Murphy Oil Corp.	47,700	3,556,035
Newfield Exploration Co.*	182,400	13,152,864
Nexen, Inc.	339,200	7,767,680
Noble Energy, Inc.	49,300	4,243,744
Occidental Petroleum Corp.	264,700	25,967,070
Peabody Energy Corp.	75,900	4,856,082
Petrohawk Energy Corp.*	24,700	450,775
Pioneer Natural Resources Co.	32,700	2,839,014
Plains Exploration & Production Co.*	39,500	1,269,530
QEP Resources, Inc.	49,400	1,793,714
Quicksilver Resources, Inc.*	31,200	459,888
SandRidge Energy, Inc.*	42,000	307,440
SM Energy Co.	5,700	335,901
Southern Union Co.	115,200	2,772,864
Spectra Energy Corp.	182,800	4,568,172
Sunoco, Inc.	34,000	1,370,540
Teekay Corp.	11,900	393,652
Tesoro Corp.*	39,800	737,892
Valero Energy Corp.	159,500	3,687,640
Whiting Petroleum Corp.*	15,400	1,804,726
Williams Cos., Inc.	96,900	2,395,368

		314,272,695

Total Energy		358,627,512

Financials (17.1%)
Capital Markets (2.3%)
Ameriprise Financial, Inc.	58,100	3,343,655
Ares Capital Corp.	54,000	889,920
Bank of New York Mellon Corp.	342,200	10,334,440
BlackRock, Inc.	17,359	3,308,278
E*TRADE Financial Corp.*	62,000	992,000
Federated Investors, Inc., Class B	8,000	209,360
Goldman Sachs Group, Inc.	175,800	29,562,528
Invesco Ltd.	92,000	2,213,520
Janus Capital Group, Inc.	47,100	610,887
Jefferies Group, Inc.	32,900	876,127
Legg Mason, Inc.	43,600	1,581,372
LPL Investment Holdings, Inc.*	3,701	134,606

	Number of Shares	Value (Note 1)

Morgan Stanley	669,972	$18,229,938
Northern Trust Corp.	41,000	2,271,810
Raymond James Financial, Inc.	28,000	915,600
State Street Corp.	141,600	6,561,744

		82,035,785

Commercial Banks (4.3%)
Associated Banc-Corp	48,700	737,805
BancorpSouth, Inc.	23,500	374,825
Bank of Hawaii Corp.	9,200	434,332
BB&T Corp.	530,900	13,957,361
BOK Financial Corp.	7,100	379,140
CapitalSource, Inc.	91,000	646,100
CIT Group, Inc.*	56,400	2,656,440
City National Corp./California	12,800	785,408
Comerica, Inc.	201,000	8,490,240
Commerce Bancshares, Inc./Missouri	22,491	893,567
Cullen/Frost Bankers, Inc.	14,800	904,576
East West Bancorp, Inc.	41,700	815,235
Fifth Third Bancorp	874,000	12,830,320
First Citizens BancShares, Inc./North Carolina, Class A	1,600	302,480
First Horizon National Corp.*	67,985	800,864
Fulton Financial Corp.	55,900	578,006
Huntington Bancshares, Inc./Ohio	202,100	1,388,427
KeyCorp	248,000	2,194,800
M&T Bank Corp.	20,800	1,810,640
Marshall & Ilsley Corp.	148,700	1,029,004
PNC Financial Services Group, Inc.	148,500	9,016,920
Popular, Inc.*	288,500	905,890
Regions Financial Corp.	354,300	2,480,100
SunTrust Banks, Inc.	141,000	4,160,910
Synovus Financial Corp.	220,900	583,176
TCF Financial Corp.	40,100	593,881
U.S. Bancorp	540,900	14,588,073
Valley National Bancorp	45,346	648,448
Wells Fargo & Co.	2,235,783	69,286,915
Wilmington Trust Corp.	25,700	111,538
Zions Bancorp	48,900	1,184,847

		155,570,268

Consumer Finance (0.5%)
Capital One Financial Corp.	305,200	12,989,312
Discover Financial Services	153,400	2,842,502
Green Dot Corp., Class A*	400	22,696
SLM Corp.*	137,000	1,724,830

		17,579,340

Diversified Financial Services (4.2%)
Bank of America Corp.	2,830,950	37,764,873
CBOE Holdings, Inc.	2,210	50,520
Citigroup, Inc.*	5,969,300	28,234,789
CME Group, Inc.	18,600	5,984,550
Interactive Brokers Group, Inc., Class A	7,200	128,304
JPMorgan Chase & Co.	1,790,297	75,944,399
Leucadia National Corp.	55,000	1,604,900
NASDAQ OMX Group, Inc.*	34,400	815,624
NYSE Euronext	57,700	1,729,846

		152,257,805

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/LARGE CAP VALUE PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2010

	Number of Shares	Value (Note 1)

Insurance (3.9%)
ACE Ltd.	81,000	$5,042,250
Aflac, Inc.	7,300	411,939
Alleghany Corp.*	1,915	586,698
Allied World Assurance Co. Holdings Ltd.	12,000	713,280
Allstate Corp.	151,800	4,839,384
American Financial Group, Inc./Ohio	24,200	781,418
American International Group, Inc.*	34,159	1,968,242
American National Insurance Co.	2,000	171,240
Aon Corp.	76,000	3,496,760
Arch Capital Group Ltd.*	13,200	1,162,260
Arthur J. Gallagher & Co.	21,900	636,852
Aspen Insurance Holdings Ltd.	21,800	623,916
Assurant, Inc.	31,500	1,213,380
Assured Guaranty Ltd.	52,000	920,400
Axis Capital Holdings Ltd.	24,200	868,296
Berkshire Hathaway, Inc., Class B*	488,000	39,093,680
Brown & Brown, Inc.	14,900	356,706
Chubb Corp.	117,100	6,983,844
Cincinnati Financial Corp.	41,200	1,305,628
CNA Financial Corp.*	7,400	200,170
Endurance Specialty Holdings Ltd.	11,500	529,805
Erie Indemnity Co., Class A	2,300	150,581
Everest Reinsurance Group Ltd.	16,700	1,416,494
Fidelity National Financial, Inc., Class A	64,800	886,464
Genworth Financial, Inc., Class A*	112,400	1,476,936
Hanover Insurance Group, Inc.	12,700	593,344
Hartford Financial Services Group, Inc.	114,800	3,041,052
HCC Insurance Holdings, Inc.	32,400	937,656
Lincoln National Corp.	85,300	2,372,193
Loews Corp.	88,800	3,455,208
Markel Corp.*	2,800	1,058,764
Marsh & McLennan Cos., Inc.	11,900	325,346
MBIA, Inc.*	43,200	517,968
Mercury General Corp.	7,500	322,575
MetLife, Inc.	126,200	5,608,328
Old Republic International Corp.	73,000	994,990
OneBeacon Insurance Group Ltd., Class A	6,400	97,024
PartnerReinsurance Ltd.	22,100	1,775,735
Principal Financial Group, Inc.	90,200	2,936,912
Progressive Corp.	189,100	3,757,417
Protective Life Corp.	24,100	642,024
Prudential Financial, Inc.	131,000	7,691,010
Reinsurance Group of America, Inc.	20,600	1,106,426
RenaissanceReinsurance Holdings Ltd.	15,500	987,195
StanCorp Financial Group, Inc.	13,400	604,876
Symetra Financial Corp.	9,800	134,260
Torchmark Corp.	23,300	1,391,942

	Number of Shares	Value (Note 1)

Transatlantic Holdings, Inc.	18,200	$939,484
Travelers Cos., Inc.	333,525	18,580,678
Unitrin, Inc.	14,300	350,922
Unum Group	93,900	2,274,258
Validus Holdings Ltd.	18,500	566,285
W. R. Berkley Corp.	35,700	977,466
Wesco Financial Corp.	400	147,364
White Mountains Insurance Group Ltd.	2,200	738,320
XL Group plc	96,500	2,105,630

		142,869,275

Real Estate Investment Trusts (REITs) (1.7%)
Alexandria Real Estate Equities, Inc. (REIT)	15,500	1,135,530
AMB Property Corp. (REIT)	43,000	1,363,530
Annaly Capital Management, Inc. (REIT)	174,800	3,132,416
Apartment Investment & Management Co. (REIT), Class A	16,642	430,029
AvalonBay Communities, Inc. (REIT)	23,471	2,641,661
Boston Properties, Inc. (REIT)	39,300	3,383,730
Brandywine Realty Trust (REIT)	37,000	431,050
BRE Properties, Inc. (REIT)	18,000	783,000
Camden Property Trust (REIT)	18,600	1,004,028
Chimera Investment Corp. (REIT)	249,100	1,023,801
CommonWealth REIT (REIT)	20,300	517,853
Corporate Office Properties Trust/Maryland (REIT)	16,600	580,170
Developers Diversified Realty Corp. (REIT)	56,200	791,858
Digital Realty Trust, Inc. (REIT)	1,300	67,002
Douglas Emmett, Inc. (REIT)	34,400	571,040
Duke Realty Corp. (REIT)	70,900	883,414
Equity Residential (REIT)	74,700	3,880,665
Essex Property Trust, Inc. (REIT)	5,200	593,944
Federal Realty Investment Trust (REIT)	7,000	545,510
General Growth Properties, Inc. (REIT)	12,600	195,048
HCP, Inc. (REIT)	87,500	3,219,125
Health Care REIT, Inc. (REIT)	37,700	1,796,028
Hospitality Properties Trust (REIT)	34,800	801,792
Host Hotels & Resorts, Inc. (REIT)	185,687	3,318,227
Kimco Realty Corp. (REIT)	114,440	2,064,498
Liberty Property Trust (REIT)	31,900	1,018,248
Macerich Co. (REIT)	36,655	1,736,347
Mack-Cali Realty Corp. (REIT)	22,400	740,544
Nationwide Health Properties, Inc. (REIT)	33,800	1,229,644
Piedmont Office Realty Trust, Inc. (REIT), Class A	14,700	296,058
Plum Creek Timber Co., Inc. (REIT)	26,400	988,680

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/LARGE CAP VALUE PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2010

	Number of Shares	Value (Note 1)

ProLogis (REIT)	126,060	$1,820,306
Public Storage (REIT)	3,700	375,254
Rayonier, Inc. (REIT)	15,900	835,068
Realty Income Corp. (REIT)	31,200	1,067,040
Regency Centers Corp. (REIT)	23,100	975,744
Senior Housing Properties Trust (REIT)	35,900	787,646
Simon Property Group, Inc. (REIT)	25,499	2,536,896
SL Green Realty Corp. (REIT)	22,000	1,485,220
Taubman Centers, Inc. (REIT)	15,400	777,392
UDR, Inc. (REIT)	47,905	1,126,726
Ventas, Inc. (REIT)	32,200	1,689,856
Vornado Realty Trust (REIT)	41,459	3,454,778
Weingarten Realty Investors (REIT)	33,900	805,464
Weyerhaeuser Co. (REIT)	150,997	2,858,373

		61,760,233

Real Estate Management & Development (0.0%)
Forest City Enterprises, Inc., Class A*	35,900	599,171
Howard Hughes Corp.*	1,288	70,093
St. Joe Co.*	2,600	56,810

		726,074

Thrifts & Mortgage Finance (0.2%)
Capitol Federal Financial, Inc.	11,771	140,195
First Niagara Financial Group, Inc.	58,900	823,422
Hudson City Bancorp, Inc.	122,000	1,554,280
New York Community Bancorp, Inc.	122,800	2,314,780
People’s United Financial, Inc.	105,400	1,476,654
TFS Financial Corp.	22,500	202,950
Washington Federal, Inc.	31,700	536,364

		7,048,645

Total Financials		619,847,425

Health Care (9.2%)
Biotechnology (1.2%)
Amgen, Inc.*	418,600	22,981,140
Biogen Idec, Inc.*	68,300	4,579,515
Cephalon, Inc.*	21,200	1,308,464
Genzyme Corp.*	18,000	1,281,600
Gilead Sciences, Inc.*	359,200	13,017,408

		43,168,127

Health Care Equipment & Supplies (0.5%)
Alere, Inc.*	16,800	614,880
Baxter International, Inc.	28,100	1,422,422
Beckman Coulter, Inc.	19,800	1,489,554
Boston Scientific Corp.*	427,800	3,238,446
CareFusion Corp.*	39,800	1,022,860
Cooper Cos., Inc.	10,400	585,936
Hill-Rom Holdings, Inc.	2,800	110,236
Hologic, Inc.*	73,100	1,375,742
Kinetic Concepts, Inc.*	16,100	674,268
Medtronic, Inc.	71,800	2,663,062
Teleflex, Inc.	9,500	511,195
Zimmer Holdings, Inc.*	57,200	3,070,496

		16,779,097

	Number of Shares	Value (Note 1)

Health Care Providers & Services (1.3%)
Aetna, Inc.	119,900	$3,658,149
Brookdale Senior Living, Inc.*	20,800	445,328
Cardinal Health, Inc.	67,000	2,566,770
CIGNA Corp.	78,100	2,863,146
Community Health Systems, Inc.*	8,200	306,434
Coventry Health Care, Inc.*	41,700	1,100,880
Health Net, Inc.*	163,200	4,453,728
Humana, Inc.*	48,000	2,627,520
LifePoint Hospitals, Inc.*	15,600	573,300
McKesson Corp.	43,500	3,061,530
MEDNAX, Inc.*	800	53,832
Omnicare, Inc.	30,600	776,934
Quest Diagnostics, Inc.	5,400	291,438
Tenet Healthcare Corp.*	37,900	253,551
UnitedHealth Group, Inc.	432,500	15,617,575
Universal Health Services, Inc., Class B	23,600	1,024,712
WellPoint, Inc.*	112,800	6,413,808

		46,088,635

Health Care Technology (0.0%)
Emdeon, Inc., Class A*	600	8,124

Life Sciences Tools & Services (0.2%)
Bio-Rad Laboratories, Inc., Class A*	5,500	571,175
Charles River Laboratories International, Inc.*	14,200	504,668
Life Technologies Corp.*	15,100	838,050
PerkinElmer, Inc.	18,100	467,342
Thermo Fisher Scientific, Inc.*	115,800	6,410,688

		8,791,923

Pharmaceuticals (6.0%)
Abbott Laboratories, Inc.	42,700	2,045,757
AstraZeneca plc (ADR)	357,100	16,494,449
Bristol-Myers Squibb Co.	485,200	12,848,096
Eli Lilly and Co.	221,000	7,743,840
Endo Pharmaceuticals Holdings, Inc.*	32,800	1,171,288
Forest Laboratories, Inc.*	80,600	2,577,588
Johnson & Johnson	1,103,010	68,221,168
King Pharmaceuticals, Inc.*	70,400	989,120
Merck & Co., Inc.	879,828	31,709,001
Mylan, Inc.*	13,700	289,481
Pfizer, Inc.	3,846,101	67,345,229
Sanofi-Aventis S.A. (ADR)	146,000	4,705,580
Watson Pharmaceuticals, Inc.*	31,500	1,626,975

		217,767,572

Total Health Care		332,603,478

Industrials (7.4%)
Aerospace & Defense (1.5%)
Alliant Techsystems, Inc.*	700	52,101
BE Aerospace, Inc.*	27,100	1,003,513
Boeing Co.	40,700	2,656,082
General Dynamics Corp.	97,500	6,918,600
Goodrich Corp.	25,400	2,236,978
ITT Corp.	51,800	2,699,298

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/LARGE CAP VALUE PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2010

	Number of Shares	Value (Note 1)

L-3 Communications Holdings, Inc.	32,700	$2,305,023
Lockheed Martin Corp.	18,800	1,314,308
Northrop Grumman Corp.	364,300	23,599,354
Raytheon Co.	150,800	6,988,072
Rockwell Collins, Inc.	21,100	1,229,286
Spirit AeroSystems Holdings, Inc., Class A*	25,400	528,574
United Technologies Corp.	22,700	1,786,944

		53,318,133

Air Freight & Logistics (0.2%)
FedEx Corp.	64,200	5,971,242
UTi Worldwide, Inc.	4,600	97,520

		6,068,762

Airlines (0.4%)
AMR Corp.*	63,500	494,665
Copa Holdings S.A., Class A	3,100	182,404
Delta Air Lines, Inc.*	877,100	11,051,460
Southwest Airlines Co.	182,100	2,363,658
United Continental Holdings, Inc.*	11,900	283,458

		14,375,645

Building Products (0.1%)
Armstrong World Industries, Inc.	5,200	223,600
Masco Corp.	70,800	896,328
Owens Corning, Inc.*	14,300	445,445
USG Corp.*	11,300	190,179

		1,755,552

Commercial Services & Supplies (0.3%)
Avery Dennison Corp.	29,400	1,244,796
Cintas Corp.	37,500	1,048,500
Corrections Corp. of America*	26,400	661,584
Covanta Holding Corp.	34,400	591,336
KAR Auction Services, Inc.*	6,600	91,080
Pitney Bowes, Inc.	16,600	401,388
R.R. Donnelley & Sons Co.	55,100	962,597
Republic Services, Inc.	64,230	1,917,908
Waste Connections, Inc.	6,850	188,580
Waste Management, Inc.	136,300	5,025,381

		12,133,150

Construction & Engineering (0.2%)
Aecom Technology Corp.*	19,800	553,806
Chicago Bridge & Iron Co. N.V. (N.Y. Shares)*	16,900	556,010
Fluor Corp.	47,400	3,140,724
Jacobs Engineering Group, Inc.*	14,000	641,900
KBR, Inc.	42,700	1,301,069
Quanta Services, Inc.*	59,300	1,181,256
Shaw Group, Inc.*	10,100	345,723
URS Corp.*	23,400	973,674

		8,694,162

Electrical Equipment (0.1%)
Babcock & Wilcox Co.*	6,850	175,292
General Cable Corp.*	9,400	329,846
Hubbell, Inc., Class B	10,100	607,313

	Number of Shares	Value (Note 1)

Regal-Beloit Corp.	1,800	$120,168
Thomas & Betts Corp.*	12,300	594,090

		1,826,709

Industrial Conglomerates (1.7%)
Carlisle Cos., Inc.	15,900	631,866
General Electric Co.	3,092,510	56,562,008
Textron, Inc.	37,400	884,136
Tyco International Ltd.	123,200	5,105,408

		63,183,418

Machinery (1.9%)
AGCO Corp.*	26,300	1,332,358
Caterpillar, Inc.	103,100	9,656,346
CNH Global N.V.*	6,000	286,440
Crane Co.	13,900	570,873
Danaher Corp.	11,100	523,587
Deere & Co.	6,700	556,435
Dover Corp.	19,400	1,133,930
Eaton Corp.	132,900	13,490,679
Flowserve Corp.	2,400	286,128
Gardner Denver, Inc.	800	55,056
Harsco Corp.	21,000	594,720
IDEX Corp.	4,000	156,480
Ingersoll-Rand plc	357,900	16,853,511
Kennametal, Inc.	5,800	228,868
Parker Hannifin Corp.	166,400	14,360,320
Pentair, Inc.	13,300	485,583
Snap-On, Inc.	16,300	922,254
SPX Corp.	11,400	814,986
Terex Corp.*	167,100	5,186,784
Timken Co.	6,400	305,472
Trinity Industries, Inc.	22,300	593,403
Wabtec Corp.	11,400	602,946

		68,997,159

Marine (0.0%)
Alexander & Baldwin, Inc.	11,600	464,348
Kirby Corp.*	14,300	629,915

		1,094,263

Professional Services (0.1%)
Equifax, Inc.	35,700	1,270,920
FTI Consulting, Inc.*	2,500	93,200
Manpower, Inc.	23,100	1,449,756
Towers Watson & Co., Class A	10,200	531,012

		3,344,888

Road & Rail (0.9%)
Con-way, Inc.	14,000	511,980
CSX Corp.	145,600	9,407,216
Hertz Global Holdings, Inc.*	7,900	114,471
Kansas City Southern*	11,900	569,534
Norfolk Southern Corp.	104,400	6,558,408
Ryder System, Inc.	7,000	368,480
Union Pacific Corp.	172,400	15,974,584

		33,504,673

Trading Companies & Distributors (0.0%)
GATX Corp.	9,400	331,632
WESCO International, Inc.*	8,100	427,680

		759,312

Total Industrials		269,055,826

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/LARGE CAP VALUE PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2010

	Number of Shares	Value (Note 1)

Information Technology (7.1%)
Communications Equipment (0.5%)
Brocade Communications Systems, Inc.*	125,200	$662,308
Cisco Systems, Inc.*	338,900	6,855,947
CommScope, Inc.*	26,600	830,452
EchoStar Corp., Class A*	10,400	259,688
Motorola, Inc.*	886,300	8,038,741
Tellabs, Inc.	108,700	736,986

		17,384,122

Computers & Peripherals (1.5%)
Apple, Inc.*	34,300	11,063,808
Dell, Inc.*	1,348,600	18,273,530
Diebold, Inc.	14,600	467,930
Hewlett-Packard Co.	485,500	20,439,550
Lexmark International, Inc., Class A*	22,100	769,522
Seagate Technology plc*	38,200	574,146
Western Digital Corp.*	49,800	1,688,220

		53,276,706

Electronic Equipment, Instruments & Components (0.9%)
Arrow Electronics, Inc.*	30,500	1,044,625
Avnet, Inc.*	42,800	1,413,684
AVX Corp.	12,500	192,875
Corning, Inc.	757,000	14,625,240
Ingram Micro, Inc., Class A*	41,600	794,144
Itron, Inc.*	800	44,360
Jabil Circuit, Inc.	14,800	297,332
Molex, Inc.	37,500	852,000
Tech Data Corp.*	13,200	581,064
Tyco Electronics Ltd.	287,300	10,170,420
Vishay Intertechnology, Inc.*	48,600	713,448
Vishay Precision Group, Inc.*	3,435	64,715

		30,793,907

Internet Software & Services (0.4%)
AOL, Inc.*	30,112	713,956
eBay, Inc.*	201,200	5,599,396
Google, Inc., Class A*	6,400	3,801,408
IAC/InterActiveCorp*	14,600	419,020
Monster Worldwide, Inc.*	17,900	422,977
Yahoo!, Inc.*	225,800	3,755,054

		14,711,811

IT Services (1.1%)
Accenture plc, Class A	194,100	9,411,909
Amdocs Ltd.*	41,900	1,150,993
Booz Allen Hamilton Holding Corp.*	942	18,303
Broadridge Financial Solutions, Inc.	3,100	67,983
Computer Sciences Corp.	43,500	2,157,600
Convergys Corp.*	28,000	368,760
CoreLogic, Inc.	32,900	609,308
Fidelity National Information Services, Inc.	74,494	2,040,391
Fiserv, Inc.*	14,400	843,264
International Business Machines Corp.	164,100	24,083,316
Total System Services, Inc.	46,400	713,632

		41,465,459

	Number of Shares	Value (Note 1)

Office Electronics (0.1%)
Xerox Corp.	389,062	$4,481,994
Zebra Technologies Corp., Class A*	7,000	265,930

		4,747,924

Semiconductors & Semiconductor Equipment (1.0%)
Advanced Micro Devices, Inc.*	104,500	854,810
Atmel Corp.*	13,600	167,552
Fairchild Semiconductor International, Inc.*	35,400	552,594
Intel Corp.	1,084,500	22,807,035
International Rectifier Corp.*	19,900	590,831
Intersil Corp., Class A	22,900	349,683
KLA-Tencor Corp.	45,300	1,750,392
LSI Corp.*	184,400	1,104,556
MEMC Electronic Materials, Inc.*	37,400	421,124
Micron Technology, Inc.*	241,400	1,936,028
National Semiconductor Corp.	6,100	83,936
Novellus Systems, Inc.*	3,000	96,960
PMC-Sierra, Inc.*	61,200	525,708
SunPower Corp., Class A*	16,700	214,261
Texas Instruments, Inc.	188,600	6,129,500

		37,584,970

Software (1.6%)
Activision Blizzard, Inc.	106,600	1,326,104
CA, Inc.	20,400	498,576
Compuware Corp.*	27,600	322,092
Electronic Arts, Inc.*	5,500	90,090
Microsoft Corp.	1,857,200	51,853,024
Novell, Inc.*	98,200	581,344
Symantec Corp.*	204,200	3,418,308
Synopsys, Inc.*	39,600	1,065,636

		59,155,174

Total Information Technology		259,120,073

Materials (2.9%)
Chemicals (1.7%)
Agrium, Inc. (When Issued)	97,400	8,936,450
Ashland, Inc.	20,200	1,027,372
Cabot Corp.	18,400	692,760
CF Industries Holdings, Inc.	56,891	7,688,819
Cytec Industries, Inc.	13,800	732,228
Dow Chemical Co.	457,750	15,627,585
E.I. du Pont de Nemours & Co.	383,300	19,119,004
Eastman Chemical Co.	16,200	1,362,096
FMC Corp.	6,500	519,285
Huntsman Corp.	53,200	830,452
Intrepid Potash, Inc.*	12,600	469,854
PPG Industries, Inc.	39,300	3,303,951
RPM International, Inc.	18,200	402,220
Sherwin-Williams Co.	10,000	837,500
Sigma-Aldrich Corp.	2,700	179,712
Valspar Corp.	25,200	868,896

		62,598,184

Construction Materials (0.1%)
Vulcan Materials Co.	36,000	1,596,960

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/LARGE CAP VALUE PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2010

	Number of Shares	Value (Note 1)

Containers & Packaging (0.2%)
AptarGroup, Inc.	19,200	$913,344
Ball Corp.	20,600	1,401,830
Bemis Co., Inc.	30,800	1,005,928
Greif, Inc., Class A	9,800	606,620
Owens-Illinois, Inc.*	32,100	985,470
Packaging Corp. of America	29,100	751,944
Sealed Air Corp.	45,000	1,145,250
Sonoco Products Co.	28,300	952,861
Temple-Inland, Inc.	24,700	524,628

		8,287,875

Metals & Mining (0.8%)
AK Steel Holding Corp.	26,300	430,531
Alcoa, Inc.	933,300	14,363,487
Cliffs Natural Resources, Inc.	49,300	3,845,893
Commercial Metals Co.	32,200	534,198
Newmont Mining Corp.	49,000	3,010,070
Nucor Corp.	50,800	2,226,056
Reliance Steel & Aluminum Co.	18,600	950,460
Royal Gold, Inc.	12,800	699,264
Schnitzer Steel Industries, Inc., Class A	4,900	325,311
Steel Dynamics, Inc.	61,000	1,116,300
United States Steel Corp.	32,900	1,922,018
Walter Energy, Inc.	3,300	421,872

		29,845,460

Paper & Forest Products (0.1%)
Domtar Corp.	11,900	903,448
International Paper Co.	27,300	743,652
MeadWestvaco Corp.	48,200	1,260,912

		2,908,012

Total Materials		105,236,491

Telecommunication Services (3.9%)
Diversified Telecommunication Services (3.5%)
AT&T, Inc.	2,288,500	67,236,130
CenturyLink, Inc.	251,121	11,594,256
Frontier Communications Corp.	171,326	1,667,002
Level 3 Communications, Inc.*	286,900	281,162
Qwest Communications International, Inc.	1,554,900	11,832,789
Verizon Communications, Inc.	921,300	32,964,114
Windstream Corp.	79,700	1,111,018

		126,686,471

Wireless Telecommunication Services (0.4%)
Clearwire Corp., Class A*	9,700	49,955
Leap Wireless International, Inc.*	17,200	210,872
MetroPCS Communications, Inc.*	37,000	467,310
NII Holdings, Inc.*	9,900	442,134
Sprint Nextel Corp.*	902,100	3,815,883
Telephone & Data Systems, Inc.	23,800	869,890
U.S. Cellular Corp.*	4,400	219,736
Vodafone Group plc (ADR)	397,500	10,505,925

		16,581,705

Total Telecommunication Services		143,268,176

	Number of Shares	Value (Note 1)

Utilities (4.4%)
Electric Utilities (1.9%)
Allegheny Energy, Inc.	47,800	$1,158,672
American Electric Power Co., Inc.	180,970	6,511,301
DPL, Inc.	33,500	861,285
Duke Energy Corp.	370,500	6,598,605
Edison International	288,100	11,120,660
Entergy Corp.	53,400	3,782,322
Exelon Corp.	186,400	7,761,696
FirstEnergy Corp.	86,000	3,183,720
Great Plains Energy, Inc.	38,200	740,698
Hawaiian Electric Industries, Inc.	26,200	597,098
ITC Holdings Corp.	1,700	105,366
NextEra Energy, Inc.	117,000	6,082,830
Northeast Utilities	49,600	1,581,248
NV Energy, Inc.	66,200	930,110
Pepco Holdings, Inc.	62,900	1,147,925
Pinnacle West Capital Corp.	30,600	1,268,370
PPL Corp.	136,000	3,579,520
Progress Energy, Inc.	81,000	3,521,880
Southern Co.	232,700	8,896,121
Westar Energy, Inc.	31,200	784,992

		70,214,419

Gas Utilities (0.4%)
AGL Resources, Inc.	22,000	788,700
Atmos Energy Corp.	26,300	820,560
Energen Corp.	20,300	979,678
National Fuel Gas Co.	20,800	1,364,896
Oneok, Inc.	30,000	1,664,100
Questar Corp.	49,400	860,054
UGI Corp.	207,500	6,552,850

		13,030,838

Independent Power Producers & Energy Traders (0.4%)
AES Corp.*	188,900	2,300,802
Calpine Corp.*	52,700	703,018
Constellation Energy Group, Inc.	315,300	9,657,639
GenOn Energy, Inc.*	216,004	822,975
NRG Energy, Inc.*	72,000	1,406,880
Ormat Technologies, Inc.	2,700	79,866

		14,971,180

Multi-Utilities (1.7%)
Alliant Energy Corp.	31,200	1,147,224
Ameren Corp.	183,500	5,172,865
CenterPoint Energy, Inc.	483,900	7,606,908
CMS Energy Corp.	345,600	6,428,160
Consolidated Edison, Inc.	79,600	3,945,772
Dominion Resources, Inc.	168,200	7,185,504
DTE Energy Co.	47,500	2,152,700
Integrys Energy Group, Inc.	21,700	1,052,667
MDU Resources Group, Inc.	53,000	1,074,310
NiSource, Inc.	78,100	1,376,122
NSTAR	30,100	1,269,919
OGE Energy Corp.	27,400	1,247,796
PG&E Corp.	105,100	5,027,984
Public Service Enterprise Group, Inc.	142,700	4,539,287

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/LARGE CAP VALUE PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2010

	Number of Shares	Value (Note 1)

SCANA Corp.	31,900	$1,295,140
Sempra Energy	69,900	3,668,352
TECO Energy, Inc.	60,300	1,073,340
Vectren Corp.	22,900	581,202
Wisconsin Energy Corp.	33,000	1,942,380
Xcel Energy, Inc.	129,600	3,052,080

		60,839,712

Water Utilities (0.0%)
American Water Works Co., Inc.	49,300	1,246,797
Aqua America, Inc.	38,600	867,728

		2,114,525

Total Utilities		161,170,674

Total Common Stocks (79.6%) (Cost $2,285,153,016)		2,891,725,792

	Number of Rights	Value (Note 1)
RIGHTS:
Health Care (0.0%)
Biotechnology (0.0%)
Celgene Corp., expiring 12/31/11* (Cost $6,890)	1,300	6,370

	Principal Amount	Value (Note 1)

SHORT-TERM INVESTMENTS:
Government Securities (1.7%)
U.S. Treasury Bills 0.14%, 5/5/11#(p)	$58,713,200	$58,683,961

Time Deposit (18.9%)
JPMorgan Chase Nassau 0.000%, 1/3/11	687,878,616	687,878,616

Total Short-Term Investments (20.6%) (Cost $746,562,492)		746,562,577

Total Investments (100.2%) (Cost $3,031,722,398)		3,638,294,739
Other Assets Less Liabilities (-0.2%)		(5,635,083)

Net Assets (100%)		$3,632,659,656

*	Non-income producing.
#	All, or a portion of security held by broker as collateral for financial futures contracts, with a total collateral value of $58,683,961.
(p)	Yield to maturity.

Glossary:

ADR	— American Depositary Receipt

At December 31, 2010, the Portfolio had the following futures contracts open: (Note 1)

Purchases	Number of Contracts	Expiration Date	Original Value	Value at 12/31/2010	Unrealized Appreciation/ (Depreciation)
S&P 500 E-Mini Index	11,239	March-11	$694,521,872	$704,123,350	$9,601,478
S&P MidCap 400 E-Mini Index	383	March-11	34,325,054	34,672,990	347,936

					$9,949,414

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2010:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with rules under the Investment Company Act of 1940. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/LARGE CAP VALUE PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2010

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Common Stocks
Consumer Discretionary	$348,856,625	$—	$—	$348,856,625
Consumer Staples	293,939,512	—	—	293,939,512
Energy	358,627,512	—	—	358,627,512
Financials	619,847,425	—	—	619,847,425
Health Care	332,603,478	—	—	332,603,478
Industrials	269,055,826	—	—	269,055,826
Information Technology	259,120,073	—	—	259,120,073
Materials	105,236,491	—	—	105,236,491
Telecommunication Services	143,268,176	—	—	143,268,176
Utilities	161,170,674	—	—	161,170,674
Futures	9,949,414	—	—	9,949,414
Rights
Health Care	6,370	—	—	6,370
Short-Term Investments	—	746,562,577	—	746,562,577

Total Assets	$2,901,681,576	$746,562,577	$—	$3,648,244,153

Total Liabilities	$—	$—	$—	$—

Total	$2,901,681,576	$746,562,577	$—	$3,648,244,153

Fair Values of Derivative Instruments as of December 31, 2010:

Statement of Assets and Liabilities
Derivatives Not Accounted for as Hedging Instruments^	Asset Derivatives	Fair Value
Interest rate contracts	Receivables, Net Assets - Unrealized appreciation	$—	*
Foreign exchange contracts	Receivables	—
Credit contracts	Receivables	—
Equity contracts	Receivables, Net Assets - Unrealized appreciation	9,949,414	*
Commodity contracts	Receivables	—
Other contracts	Receivables	—

Total		$9,949,414

Liability Derivatives
Interest rate contracts	Payables, Net Assets - Unrealized depreciation	$—	*
Foreign exchange contracts	Payables	—
Credit contracts	Payables	—
Equity contracts	Payables, Net Assets - Unrealized depreciation	—	*
Commodity contracts	Payables	—
Other contracts	Payables	—

Total		$—

* Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets & Liabilities

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/LARGE CAP VALUE PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2010

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2010:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Options	Futures	Forward Currency Contracts	Swaps	Total
Interest rate contracts	$—	$—	$—	$—	$—
Foreign exchange contracts	—	—	—	—	—
Credit contracts	—	—	—	—	—
Equity contracts	—	45,640,422	—	—	45,640,422
Commodity contracts	—	—	—	—	—
Other contracts	—	—	—	—	—

Total	$—	$45,640,422	$—	$—	$45,640,422

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Options	Futures	Forward Currency Contracts	Swaps	Total
Interest rate contracts	$—	$—	$—	$—	$—
Foreign exchange contracts	—	—	—	—	—
Credit contracts	—	—	—	—	—
Equity contracts	—	9,914,545	—	—	9,914,545
Commodity contracts	—	—	—	—	—
Other contracts	—	—	—	—	—

Total	$—	$9,914,545	$—	$—	$9,914,545

The Portfolio held futures contracts with an average notional balance of approximately $403,125,000 during the year ended December 31, 2010.

^ This Portfolio held futures contracts as a substitute for investing in conventional securities and hedging and in an attempt to enhance returns.

Investment security transactions for the year ended December 31, 2010 were as follows:

Cost of Purchases:
Stocks	$1,190,914,708
Net Proceeds of Sales and Redemptions:
Stocks	$2,579,974,043

As of December 31, 2010, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$422,113,485
Aggregate gross unrealized depreciation	(28,890,240)

Net unrealized appreciation	$393,223,245

Federal income tax cost of investments	$3,245,071,494

The Portfolio has a net capital loss carryforward of $1,596,360,604 of which $425,053,696 expires in the year 2016 and $1,171,306,908 expires in the year 2017. The Portfolio utilized net capital loss carryforward of $116,303,806 during 2010.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/LARGE CAP VALUE PLUS PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2010

ASSETS
Investments at value (Cost $3,031,722,398)	$3,638,294,739
Cash	2,140
Dividends, interest and other receivables	4,383,313
Receivable for securities sold	1,523,418
Receivable from Separate Accounts for Trust shares sold	103,782
Other assets	23,228

Total assets	3,644,330,620

LIABILITIES
Payable for securities purchased	4,905,656
Payable to Separate Accounts for Trust shares redeemed	3,195,729
Investment management fees payable	1,445,762
Variation margin payable on futures contracts	1,084,215
Administrative fees payable	466,093
Distribution fees payable - Class IB	336,322
Trustees’ fees payable	6,179
Accrued expenses	231,008

Total liabilities	11,670,964

NET ASSETS	$3,632,659,656

Net assets were comprised of:
Paid in capital	$4,835,786,744
Accumulated undistributed net investment income (loss)	241,472
Accumulated undistributed net realized gains (losses) on investments and futures	(1,819,890,315)
Net unrealized appreciation (depreciation) on investments and futures	616,521,755

Net assets	$3,632,659,656

Class IA
Net asset value, offering and redemption price per share, $2,027,488,389 / 198,984,004 shares outstanding (unlimited amount authorized: $0.01 par value)	$10.19

Class IB
Net asset value, offering and redemption price per share, $1,605,171,267 / 157,853,153 shares outstanding (unlimited amount authorized: $0.01 par value)	$10.17

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2010

INVESTMENT INCOME
Dividends (net of $22,786 foreign withholding tax)	$72,081,421
Interest	67,940
Securities lending (net)	113,232

Total income	72,262,593

EXPENSES
Investment management fees	17,125,217
Administrative fees	5,526,109
Distribution fees - Class IB	3,904,732
Recoupment fees	500,544
Printing and mailing expenses	337,025
Custodian fees	195,500
Trustees’ fees	85,960
Professional fees	83,734
Miscellaneous	76,500

Gross expenses	27,835,321
Less: Fees paid indirectly	(156,947)

Net expenses	27,678,374

NET INVESTMENT INCOME (LOSS)	44,584,219

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Securities	95,114,056
Futures	45,640,422

Net realized gain (loss)	140,754,478

Change in unrealized appreciation (depreciation) on:
Securities	256,573,677
Futures	9,914,545

Net change in unrealized appreciation (depreciation)	266,488,222

NET REALIZED AND UNREALIZED GAIN (LOSS)	407,242,700

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$451,826,919

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/LARGE CAP VALUE PLUS PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2010	2009
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$44,584,219	$81,605,440
Net realized gain (loss) on investments and futures	140,754,478	(454,706,832)
Net change in unrealized appreciation (depreciation) on investments and futures	266,488,222	1,316,026,911

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	451,826,919	942,925,519

DIVIDENDS:
Dividends from net investment income
Class IA	(27,204,814)	(50,283,698)
Class IB	(17,518,934)	(31,648,545)

TOTAL DIVIDENDS	(44,723,748)	(81,932,243)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 2,872,987 and 150,244,178 shares, respectively ]	27,044,250	956,969,047
Capital shares issued in reinvestment of dividends [ 2,714,600 and 5,581,635 shares, respectively ]	27,204,814	50,283,698
Capital shares repurchased [ (58,662,281) and (65,519,642) shares, respectively ]	(570,472,459)	(568,190,465)

Total Class IA transactions	(516,223,395)	439,062,280

Class IB
Capital shares sold [ 2,983,754 and 4,963,251 shares, respectively ]	28,042,808	37,222,308
Capital shares issued in reinvestment of dividends [ 1,751,497 and 3,521,886 shares, respectively ]	17,518,934	31,648,545
Capital shares repurchased [ (26,031,081) and (30,297,021) shares, respectively ]	(243,477,956)	(236,253,692)

Total Class IB transactions	(197,916,214)	(167,382,839)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(714,139,609)	271,679,441

TOTAL INCREASE (DECREASE) IN NET ASSETS	(307,036,438)	1,132,672,717
NET ASSETS:
Beginning of year	3,939,696,094	2,807,023,377

End of year (a)	$3,632,659,656	$3,939,696,094

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$241,472	$10,269

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/LARGE CAP VALUE PLUS PORTFOLIO (i)

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IA	2010	2009	2008	2007	2006
Net asset value, beginning of year	$9.15	$7.75	$14.27	$16.39	$14.51

Income (loss) from investment operations:
Net investment income (loss)	0.13 (e)	0.19 (e)	0.43	0.35 (e)	0.30 (e)
Net realized and unrealized gain (loss) on investments and futures	1.05	1.41	(6.57)	(1.07)	2.83

Total from investment operations	1.18	1.60	(6.14)	(0.72)	3.13

Less distributions:
Dividends from net investment income	(0.14)	(0.20)	(0.38)	(0.26)	(0.30)
Distributions from net realized gains	—	—	—	(1.14)	(0.95)

Total dividends and distributions	(0.14)	(0.20)	(0.38)	(1.40)	(1.25)

Net asset value, end of year	$10.19	$9.15	$7.75	$14.27	$16.39

Total return	12.89%	20.73%	(43.06)%	(4.30)%	21.70%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$2,027,488	$2,305,328	$1,254,315	$3,770,999	$1,531,086
Ratio of expenses to average net assets:
After waivers	0.66%	0.70%	0.70%	0.70%	0.70%
After waivers and fees paid indirectly	0.66%	0.69%	0.64%	0.62%	0.69%
Before waivers and fees paid indirectly	0.66%	0.70%	0.72%	0.71%	0.70%
Ratio of net investment income (loss) to average net assets:
After waivers	1.33%	2.35%	2.36%	2.06%	1.92%
After waivers and fees paid indirectly	1.34%	2.36%	2.42%	2.15%	1.93%
Before waivers and fees paid indirectly	1.33%	2.35%	2.34%	2.05%	1.92%
Portfolio turnover rate	38%	52%	39%	50%	28%

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/LARGE CAP VALUE PLUS PORTFOLIO (i)

FINANCIAL HIGHLIGHTS (Continued)

	Year Ended December 31,
Class IB	2010	2009	2008		2007		2006
Net asset value, beginning of year	$9.12	$7.73	$14.26		$16.38		$14.50

Income (loss) from investment operations:
Net investment income (loss)	0.10 (e)	0.17 (e)	0.31	(e)	0.30	(e)	0.26 (e)
Net realized and unrealized gain (loss) on investments and futures	1.06	1.40	(6.49)		(1.06)		2.83

Total from investment operations	1.16	1.57	(6.18)		(0.76)		3.09

Less distributions:
Dividends from net investment income	(0.11)	(0.18)	(0.35)		(0.22)		(0.26)
Distributions from net realized gains	—	—	—		(1.14)		(0.95)

Total dividends and distributions	(0.11)	(0.18)	(0.35)		(1.36)		(1.21)

Net asset value, end of year	$10.17	$9.12	$7.73		$14.26		$16.38

Total return	12.76%	20.34%	(43.32)%		(4.55)%		21.41%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$1,605,171	$1,634,368	$1,552,709		$3,310,417		$2,844,395
Ratio of expenses to average net assets:
After waivers	0.91%	0.95%	0.95%		0.95%		0.95%
After waivers and fees paid indirectly	0.91%	0.94%	0.89	%(c)	0.87	%(c)	0.94%
Before waivers and fees paid indirectly	0.91%	0.95%	0.97%		0.96	%(c)	0.95%
Ratio of net investment income (loss) to average net assets:
After waivers	1.09%	2.22%	2.41%		1.74%		1.67%
After waivers and fees paid indirectly	1.09%	2.23%	2.49%		1.80%		1.68%
Before waivers and fees paid indirectly	1.09%	2.22%	2.40%		1.72%		1.67%
Portfolio turnover rate	38%	52%	39%		50%		28%
(c)	Reflects overall fund ratios for non-class specific expense.
(e)	Net investment income per share is based on average shares outstanding.
(i)	On August 17, 2007, this Portfolio received, through a substitution transaction, the assets and liabilities of the EQ/AllianceBernstein Growth & Income Portfolio that followed the same objectives as this Portfolio. Information prior to the year ended December 31, 2007 represents the results of operations of the EQ/AllianceBernstein Value Portfolio.

See Notes to Financial Statements.

EQ/LORD ABBETT GROWTH AND INCOME PORTFOLIO (Unaudited)

PORTFOLIO ADVISER

➢	Lord, Abbett & Co. LLC

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/10
	1 Year	5 Years	Since Incept.*
Portfolio – Class IA Shares	17.79%	1.56%	2.69%
Portfolio – Class IB Shares	17.46	1.32	2.44
Russell 1000® Value Index	15.51	1.28	2.66
* Date of inception 4/29/05 Returns for periods greater than one year are annualized

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IA shares returned 17.79% for the year ended December 31, 2010. The Portfolio’s benchmark, the Russell 1000® Value Index, returned 15.51% over the same period.

Portfolio Highlights

What helped performance during the year:

•

An overweight position in the Materials sector contributed notably to relative performance. The outperformance of the Metals & Mining and Chemicals industries coupled with their overweight positions bolstered the overall results of the sector as well as the Portfolio. Key contributors to performance were Cliffs Natural Resources, Freeport McMoRan Copper & Gold and Barrick Gold. The Portfolio also benefited from favorable stock selection within the sector.

•

Favorable stock selection within the Consumer Discretionary sector contributed relatively for the year. Ford was one of the strongest performers for the year as the auto maker continued to effectively execute its strategy. The third quarter of 2010 was the fifth consecutive quarter of profitability in the North American segment.

•

Also within the Consumer Discretionary sector, during the first quarter home shopping company HSN, Inc. released another surprisingly good earnings report and its shares rose sharply. In the third quarter, the company posted quarterly earnings and revenues that exceeded analysts’ expectations. The overweight position in the Consumer Discretionary sector also contributed to relative performance.

•	Strong stock selection also was evident in the Industrials sector. Eaton Corporation, whose stock posted strong gains, reported second quarter earnings well ahead of forecast estimates.

What hurt performance during the year:

•

Within Health Care, unfavorable stock selection detracted from relative performance. Shares of biotechnology firm Gilead Sciences tumbled following the release of its first quarter earnings. The company surpassed analysts’ expectations for earnings and revenue, but lowered full-year guidance.

•

Stock selection within the Financials sector detracted from relative performance for the year. Shares of brokerage firm Charles Schwab underperformed during the period, as continued low short-term interest rates made it necessary for the firm to subsidize its sizable money market fund businesses.

•

Stock selection within the Consumer Staples sector detracted from relative performance. Shares of Archer-Daniels-Midland waned in the first few months of the year, as reflected in its fiscal third quarter earnings. Operating profit for the agricultural services segment was below analysts’ expectations, primarily due to a delayed harvest in the United States.

Portfolio Positioning and Outlook

At the end of the year, the Portfolio was positioned for a cyclical recovery in the economy. The manager seeks out companies with attractive reward-to-risk ratios as well as constantly monitors the existing positions in the Portfolio. The Materials sector was the largest relative overweight in the Portfolio with a continued emphasis in the Metals & Mining industry. Consumer Discretionary was the Portfolio’s second largest overweight and was concentrated generally in hotels, restaurants & leisure and automobiles areas. Energy was a key overweight relative to the benchmark, with both the energy equipment & services and the oil, gas, & consumable fuels industries positioned as moderately overweight. Utilities was the largest relative underweight sector as we found a dearth of opportunities. Consumer Staples was a large underweight, also.

Sector Weightings as of 12/31/10	% of Net Assets
Financials	24.3%
Energy	16.2
Health Care	12.8
Consumer Discretionary	11.6
Materials	9.4
Industrials	8.9
Consumer Staples	4.9
Information Technology	4.8
Telecommunication Services	2.8
Utilities	1.7
Cash and Other	2.6

100.0%

EQ/LORD ABBETT GROWTH AND INCOME PORTFOLIO (Unaudited)

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2010 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/10	Ending Account Value 12/31/10	Expenses Paid During Period* 7/1/10 - 12/31/10
Class IA
Actual	$1,000.00	$1,236.80	$4.23
Hypothetical (5% average return before expenses)	1,000.00	1,021.42	3.82
Class IB
Actual	1,000.00	1,236.10	5.64
Hypothetical (5% average return before expenses)	1,000.00	1,020.16	5.09

*   Expenses are equal to the Portfolio’s Class IA and Class IB shares annualized expense ratios of 0.75% and 1.00%, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

EQ ADVISORS TRUST

EQ/LORD ABBETT GROWTH AND INCOME PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2010

	Number of Shares	Value (Note 1)

COMMON STOCKS:
Consumer Discretionary (11.6%)
Automobiles (2.0%)
Ford Motor Co.*	234,070	$3,930,035
General Motors Co.*	11,940	440,109

		4,370,144

Hotels, Restaurants & Leisure (3.2%)
Carnival Corp.	48,100	2,217,891
Hyatt Hotels Corp., Class A*	48,260	2,208,378
Marriott International, Inc., Class A	63,043	2,618,806

		7,045,075

Internet & Catalog Retail (1.9%)
HSN, Inc.*	132,976	4,074,385

Media (3.5%)
Comcast Corp., Class A	193,020	4,240,649
Omnicom Group, Inc.	17,870	818,446
Time Warner Cable, Inc.	19,031	1,256,617
Walt Disney Co.	31,490	1,181,190

		7,496,902

Multiline Retail (1.0%)
Target Corp.	34,770	2,090,720

Total Consumer Discretionary		25,077,226

Consumer Staples (4.9%)
Beverages (0.6%)
PepsiCo, Inc.	20,210	1,320,319

Food & Staples Retailing (1.1%)
Kroger Co.	105,626	2,361,798

Food Products (2.5%)
Archer-Daniels-Midland Co.	93,160	2,802,253
Bunge Ltd.	38,360	2,513,347

		5,315,600

Household Products (0.7%)
Colgate-Palmolive Co.	19,490	1,566,411

Total Consumer Staples		10,564,128

Energy (16.2%)
Energy Equipment & Services (3.1%)
Halliburton Co.	48,720	1,989,238
Schlumberger Ltd.	57,619	4,811,186

		6,800,424

Oil, Gas & Consumable Fuels (13.1%)
Anadarko Petroleum Corp.	61,600	4,691,456
Apache Corp.	7,940	946,686
Chevron Corp.	82,170	7,498,013
Devon Energy Corp.	13,380	1,050,464
El Paso Corp.	156,050	2,147,248
Exxon Mobil Corp.	83,671	6,118,024
Hess Corp.	28,160	2,155,366
Southwestern Energy Co.*	27,340	1,023,336
Suncor Energy, Inc.	38,130	1,459,998
Valero Energy Corp.	47,300	1,093,576

		28,184,167

Total Energy		34,984,591

	Number of Shares	Value (Note 1)

Financials (24.3%)
Capital Markets (6.9%)
Bank of New York Mellon Corp.	36,507	$1,102,511
Charles Schwab Corp.	130,110	2,226,182
Franklin Resources, Inc.	5,670	630,561
Goldman Sachs Group, Inc.	33,690	5,665,310
Invesco Ltd.	34,440	828,626
State Street Corp.	98,120	4,546,881

		15,000,071

Commercial Banks (8.9%)
KeyCorp	242,410	2,145,329
M&T Bank Corp.	15,630	1,360,592
PNC Financial Services Group, Inc.	43,270	2,627,354
SunTrust Banks, Inc.	77,480	2,286,435
Wells Fargo & Co.	280,980	8,707,570
Zions Bancorp	82,550	2,000,186

		19,127,466

Diversified Financial Services (6.6%)
Bank of America Corp.	210,506	2,808,150
Citigroup, Inc.*	874,480	4,136,291
JPMorgan Chase & Co.	171,239	7,263,958

		14,208,399

Insurance (1.9%)
Berkshire Hathaway, Inc., Class B*	22,630	1,812,889
MetLife, Inc.	51,558	2,291,238

		4,104,127

Total Financials		52,440,063

Health Care (12.8%)
Biotechnology (2.4%)
Amgen, Inc.*	64,390	3,535,011
Celgene Corp.*	26,570	1,571,350

		5,106,361

Health Care Equipment & Supplies (2.4%)
Baxter International, Inc.	20,440	1,034,673
Beckman Coulter, Inc.	14,200	1,068,266
Covidien plc	19,380	884,891
St. Jude Medical, Inc.*	24,840	1,061,910
Zimmer Holdings, Inc.*	19,500	1,046,760

		5,096,500

Health Care Providers & Services (3.7%)
CIGNA Corp.	44,630	1,636,136
Express Scripts, Inc.*	32,160	1,738,248
UnitedHealth Group, Inc.	125,450	4,529,999

		7,904,383

Life Sciences Tools & Services (0.8%)
Thermo Fisher Scientific, Inc.*	32,370	1,792,003

Pharmaceuticals (3.5%)
Abbott Laboratories, Inc.	40,987	1,963,687
Merck & Co., Inc.	38,140	1,374,566
Pfizer, Inc.	79,300	1,388,543

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/LORD ABBETT GROWTH AND INCOME PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2010

	Number of Shares	Value (Note 1)

Teva Pharmaceutical Industries Ltd. (ADR)	55,830	$2,910,418

		7,637,214

Total Health Care		27,536,461

Industrials (8.9%)
Airlines (2.2%)
AMR Corp.*	147,300	1,147,467
Delta Air Lines, Inc.*	221,800	2,794,680
Southwest Airlines Co.	56,750	736,615

		4,678,762

Construction & Engineering (0.6%)
Fluor Corp.	20,160	1,335,802

Electrical Equipment (0.9%)
Emerson Electric Co.	35,430	2,025,533

Machinery (3.0%)
Caterpillar, Inc.	28,390	2,659,007
Eaton Corp.	37,006	3,756,479

		6,415,486

Road & Rail (2.2%)
Hertz Global Holdings, Inc.*	326,190	4,726,493

Total Industrials		19,182,076

Information Technology (4.8%)
Communications Equipment (0.3%)
QUALCOMM, Inc.	10,450	517,170

Computers & Peripherals (0.8%)
EMC Corp.*	78,230	1,791,467

IT Services (0.6%)
Mastercard, Inc., Class A	6,090	1,364,830

Semiconductors & Semiconductor Equipment (1.4%)
Intel Corp.	115,580	2,430,647
Texas Instruments, Inc.	18,890	613,925

		3,044,572

Software (1.7%)
Adobe Systems, Inc.*	41,620	1,281,064
Oracle Corp.	74,620	2,335,606

		3,616,670

Total Information Technology		10,334,709

Materials (9.4%)
Chemicals (2.5%)
Dow Chemical Co.	67,230	2,295,232
Mosaic Co.	41,410	3,162,068

		5,457,300

	Number of Shares	Value (Note 1)

Metals & Mining (5.7%)
Barrick Gold Corp.	75,410	$4,010,304
Cliffs Natural Resources, Inc.	26,080	2,034,501
Freeport-McMoRan Copper & Gold, Inc.	9,260	1,112,033
Newmont Mining Corp.	47,420	2,913,010
United States Steel Corp.	38,640	2,257,349

		12,327,197

Paper & Forest Products (1.2%)
International Paper Co.	91,010	2,479,113

Total Materials		20,263,610

Telecommunication Services (2.8%)
Diversified Telecommunication Services (2.8%)
AT&T, Inc.	115,947	3,406,523
Verizon Communications, Inc.	74,930	2,680,995

Total Telecommunication Services		6,087,518

Utilities (1.7%)
Electric Utilities (0.7%)
NextEra Energy, Inc.	15,570	809,484
Southern Co.	20,050	766,512

		1,575,996

Multi-Utilities (1.0%)
PG&E Corp.	42,480	2,032,243

Total Utilities		3,608,239

Total Common Stocks (97.4%) (Cost $169,279,644)		210,078,621

	Principal Amount	Value (Note 1)
SHORT-TERM INVESTMENT:
Time Deposit (2.0%)
JPMorgan Chase Nassau 0.000%, 1/3/11 (Cost $4,215,994)	$4,215,994	4,215,994

Total Investments (99.4%) (Cost $173,495,638)		214,294,615
Other Assets Less Liabilities (0.6%)		1,205,962

Net Assets (100%)		$215,500,577

*	Non-income producing.

Glossary:

ADR	— American Depositary Receipt

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/LORD ABBETT GROWTH AND INCOME PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2010

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2010:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with rules under the Investment Company Act of 1940. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Common Stocks
Consumer Discretionary	$25,077,226	$—	$—	$25,077,226
Consumer Staples	10,564,128	—	—	10,564,128
Energy	34,984,591	—	—	34,984,591
Financials	52,440,063	—	—	52,440,063
Health Care	27,536,461	—	—	27,536,461
Industrials	19,182,076	—	—	19,182,076
Information Technology	10,334,709	—	—	10,334,709
Materials	20,263,610	—	—	20,263,610
Telecommunication Services	6,087,518	—	—	6,087,518
Utilities	3,608,239	—	—	3,608,239
Short-Term Investments	—	4,215,994	—	4,215,994

Total Assets	$210,078,621	$4,215,994	$—	$214,294,615

Total Liabilities	$—	$—	$—	$—

Total	$210,078,621	$4,215,994	$—	$214,294,615

The Portfolio held no derivatives contracts during the year ended December 31, 2010.

Investment security transactions for the year ended December 31, 2010 were as follows:

Cost of Purchases:
Stocks	$113,022,742
Net Proceeds of Sales and Redemptions:
Stocks	$95,098,830

As of December 31, 2010, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$38,181,129
Aggregate gross unrealized depreciation	(915,876)

Net unrealized appreciation	$37,265,253

Federal income tax cost of investments	$177,029,362

The Portfolio has a net capital loss carryforward of $55,391,982 of which $17,376,886 expires in the year 2016 and $38,015,096 expires in the year 2017. The Portfolio utilized net capital loss carryforward of $2,692,867 during 2010.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/LORD ABBETT GROWTH AND INCOME PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2010

ASSETS
Investments at value (Cost $173,495,638)	$214,294,615
Receivable for securities sold	2,298,456
Receivable from Separate Accounts for Trust shares sold	204,721
Dividends, interest and other receivables	104,162
Other assets	1,566

Total assets	216,903,520

LIABILITIES
Payable for securities purchased	1,111,208
Investment management fees payable	118,841
Payable to Separate Accounts for Trust shares redeemed	80,394
Distribution fees payable - Class IB	37,968
Administrative fees payable	20,679
Trustees’ fees payable	532
Accrued expenses	33,321

Total liabilities	1,402,943

NET ASSETS	$215,500,577

Net assets were comprised of:
Paid in capital	$233,600,429
Accumulated undistributed net investment income (loss)	26,876
Accumulated undistributed net realized gain (loss) on investments	(58,925,705)
Unrealized appreciation (depreciation) on investments	40,798,977

Net assets	$215,500,577

Class IA
Net asset value, offering and redemption price per share, $30,823,275 / 2,982,735 shares outstanding (unlimited amount authorized: $0.01 par value)	$10.33

Class IB
Net asset value, offering and redemption price per share, $184,677,302 / 17,849,087 shares outstanding (unlimited amount authorized: $0.01 par value)	$10.35

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2010

INVESTMENT INCOME
Dividends (net of $6,354 foreign withholding tax)	$2,696,352

EXPENSES
Investment management fees	1,203,936
Distribution fees - Class IB	387,759
Administrative fees	219,701
Printing and mailing expenses	17,953
Professional fees	14,451
Custodian fees	6,001
Trustees’ fees	4,141
Miscellaneous	7,964

Gross expenses	1,861,906
Less: Waiver from investment advisor	(84,226)
Fees paid indirectly	(21,981)

Net expenses	1,755,699

NET INVESTMENT INCOME (LOSS)	940,653

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on securities	3,619,782
Net change in unrealized appreciation (depreciation) on securities	25,697,512

NET REALIZED AND UNREALIZED GAIN (LOSS)	29,317,294

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$30,257,947

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/LORD ABBETT GROWTH AND INCOME PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2010	2009
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$940,653	$1,191,566
Net realized gain (loss) on investments	3,619,782	(32,755,970)
Net change in unrealized appreciation (depreciation) on investments	25,697,512	58,520,029

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	30,257,947	26,955,625

DIVIDENDS:
Dividends from net investment income
Class IA	(207,347)	(268,134)
Class IB	(767,517)	(861,894)

TOTAL DIVIDENDS	(974,864)	(1,130,028)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 279,402 and 348,481 shares, respectively ]	2,604,262	2,515,614
Capital shares issued in reinvestment of dividends [ 20,709 and 30,937 shares, respectively ]	207,347	268,134
Capital shares repurchased [ (748,754) and (1,069,901) shares, respectively ]	(6,972,507)	(7,961,991)

Total Class IA transactions	(4,160,898)	(5,178,243)

Class IB
Capital shares sold [ 6,634,442 and 4,777,771 shares, respectively ]	62,336,468	34,725,622
Capital shares issued in reinvestment of dividends [ 76,790 and 99,309 shares, respectively ]	767,517	861,894
Capital shares repurchased [ (4,239,872) and (3,746,933) shares, respectively ]	(39,067,008)	(28,311,653)

Total Class IB transactions	24,036,977	7,275,863

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	19,876,079	2,097,620

TOTAL INCREASE (DECREASE) IN NET ASSETS	49,159,162	27,923,217
NET ASSETS:
Beginning of year	166,341,415	138,418,198

End of year (a)	$215,500,577	$166,341,415

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$26,876	$61,087

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/LORD ABBETT GROWTH AND INCOME PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IA	2010	2009	2008	2007	2006
Net asset value, beginning of year	$8.83	$7.53	$12.15	$12.36	$10.67

Income (loss) from investment operations:
Net investment income (loss)	0.07 (e)	0.08 (e)	0.17 (e)	0.17 (e)	0.22	(e)
Net realized and unrealized gain (loss) on investments	1.50	1.30	(4.58)	0.29	1.65

Total from investment operations	1.57	1.38	(4.41)	0.46	1.87

Less distributions:
Dividends from net investment income	(0.07)	(0.08)	(0.18)	(0.18)	(0.10)
Distributions from net realized gains	—	—	(0.03)	(0.49)	(0.08)

Total dividends and distributions	(0.07)	(0.08)	(0.21)	(0.67)	(0.18)

Net asset value, end of year	$10.33	$8.83	$7.53	$12.15	$12.36

Total return	17.79%	18.33%	(36.41)%	3.79%	17.48%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$30,823	$30,315	$31,031	$65,415	$74,235
Ratio of expenses to average net assets:
After waivers	0.75%	0.75%	0.75%	0.75%	0.75%
After waivers and fees paid indirectly	0.74%	0.73%	0.73%	0.73%	0.74%
Before waivers and fees paid indirectly	0.80%	0.83%	0.85%	0.81%	0.88	%(c)
Ratio of net investment income to average net assets:
After waivers	0.71%	1.03%	1.66%	1.35%	1.75%
After waivers and fees paid indirectly	0.72%	1.05%	1.68%	1.36%	1.76%
Before waivers and fees paid indirectly	0.66%	0.95%	1.56%	1.29%	1.67%
Portfolio turnover rate	54%	75%	109%	85%	49%

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/LORD ABBETT GROWTH AND INCOME PORTFOLIO

FINANCIAL HIGHLIGHTS (Continued)

	Year Ended December 31,
Class IB	2010	2009	2008	2007	2006
Net asset value, beginning of year	$8.85	$7.54	$12.16	$12.37	$10.68

Income (loss) from investment operations:
Net investment income (loss)	0.04 (e)	0.06 (e)	0.15 (e)	0.14 (e)	0.16	(e)
Net realized and unrealized gain (loss) on investments	1.50	1.31	(4.58)	0.28	1.68

Total from investment operations	1.54	1.37	(4.43)	0.42	1.84

Less distributions:
Dividends from net investment income	(0.04)	(0.06)	(0.16)	(0.14)	(0.07)
Distributions from net realized gains	—	—	(0.03)	(0.49)	(0.08)

Total dividends and distributions	(0.04)	(0.06)	(0.19)	(0.63)	(0.15)

Net asset value, end of year	$10.35	$8.85	$7.54	$12.16	$12.37

Total return	17.46%	18.14%	(36.54)%	3.43%	17.26%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$184,677	$136,026	$107,388	$172,888	$156,413
Ratio of expenses to average net assets:
After waivers	1.00%	1.00%	1.00%	1.00%	1.00%
After waivers and fees paid indirectly	0.99%	0.98%	0.98%	0.98%	0.99%
Before waivers and fees paid indirectly	1.05%	1.08%	1.10%	1.06%	1.13	%(c)
Ratio of net investment income to average net assets:
After waivers	0.45%	0.74%	1.43%	1.08%	1.33%
After waivers and fees paid indirectly	0.47%	0.77%	1.45%	1.10%	1.34%
Before waivers and fees paid indirectly	0.41%	0.67%	1.33%	1.02%	1.19%
Portfolio turnover rate	54%	75%	109%	85%	49%
(c)	Reflects overall fund ratios for non-class specific expense.
(e)	Net investment income per share is based on average shares outstanding.

See Notes to Financial Statements.

EQ/LORD ABBETT LARGE CAP CORE PORTFOLIO (Unaudited)

PORTFOLIO ADVISER

➢	Lord, Abbett & Co. LLC

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/10
	1 Year	5 Years	Since Incept.*
Portfolio – Class IA Shares	14.22%	4.51%	5.30%
Portfolio – Class IB Shares	13.92	4.24	5.04
Russell 1000® Index	16.10	2.59	4.07
* Date of inception 4/29/05 Returns for periods greater than one year are annualized

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IA shares returned 14.22% for the year ended December 31, 2010. The Portfolio’s benchmark, the Russell 1000® Index, returned 16.10% over the same period.

Portfolio Highlights

What helped performance during the year:

•	The largest contributor to relative performance was stock selection within the Consumer Discretionary sector. Casino operator Wynn Resorts, Inc. was the best performer on a relative basis.

•	A relative underweight within the Utilities sector also added to relative performance during the year.

•	The Portfolio benefited, relative to its benchmark, from positive stock selection within the Industrials sector.

What hurt performance during the year:

•	The largest detractor from performance was stock selection within the Health Care sector, as biopharmaceutical company Human Genome Sciences, Inc. underperformed the sector.

•	Stock selection within the Financials sector also hampered relative performance with Bank of America and Morgan Stanley detracting the most.

•	The Portfolio’s relative overweight in the Information Technology sector, together with weak stock selection, hurt performance, as this was one of the weaker sectors during the year.

Portfolio Positioning and Outlook

At the end of the year, fears of a double dip seemed to be abating and cyclical fundamentals appeared to be improving. As a result, we believe job growth may increase, which will perhaps lead to a sustainable economic recovery and continued growth in corporate profits.

Although we experienced a slowdown in economic growth during the summer, economic data seemed to improve during the fourth quarter, and, in our opinion, may continue in 2011. We seek to invest in companies that we believe are positioned for strong revenue and earnings growth. In the Financials sector, we were overweight, with an emphasis on companies that we believe will benefit from improved credit quality and a better economy. Also, we were overweight in the Consumer Discretionary sector, particularly in hotels, retail, and media. We were slightly overweight in Information Technology as we believe improved corporate profits should result in increased capital spending.

Sector Weightings as of 12/31/10	% of Net Assets
Information Technology	19.1%
Financials	17.2
Consumer Discretionary	14.7
Energy	11.3
Industrials	9.2
Materials	9.1
Health Care	8.3
Consumer Staples	5.6
Telecommunication Services	1.8
Utilities	1.0
Cash and Other	2.7

100.0%

EQ/LORD ABBETT LARGE CAP CORE PORTFOLIO (Unaudited)

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2010 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/10	Ending Account Value 12/31/10	Expenses Paid During Period* 7/1/10- 12/31/10
Class IA
Actual	$1,000.00	$1,251.50	$4.26
Hypothetical (5% average return before expenses)	1,000.00	1,021.42	3.82
Class IB
Actual	1,000.00	1,249.40	5.67
Hypothetical (5% average return before expenses)	1,000.00	1,020.16	5.09

*   Expenses are equal to the Portfolio’s Class IA and Class IB shares annualized expense ratios of 0.75% and 1.00%, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

EQ ADVISORS TRUST

EQ/LORD ABBETT LARGE CAP CORE PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2010

	Number of Shares	Value (Note 1)

COMMON STOCKS:
Consumer Discretionary (14.7%)
Automobiles (0.1%)
General Motors Co.*	11,555	$425,917

Hotels, Restaurants & Leisure (7.0%)
Boyd Gaming Corp.*	41,411	438,957
Carnival Corp.	68,100	3,140,091
Darden Restaurants, Inc.	18,064	838,892
Hyatt Hotels Corp., Class A*	30,303	1,386,665
Marriott International, Inc., Class A	104,689	4,348,781
MGM Resorts International*	177,009	2,628,584
Royal Caribbean Cruises Ltd.*	16,898	794,206
Starwood Hotels & Resorts Worldwide, Inc.	39,328	2,390,356
Wynn Resorts Ltd.	25,081	2,604,411

		18,570,943

Internet & Catalog Retail (0.1%)
Amazon.com, Inc.*	1,661	298,980

Media (2.3%)
Interpublic Group of Cos., Inc.*	226,540	2,405,855
Time Warner, Inc.	43,394	1,395,985
Walt Disney Co.	62,268	2,335,672

		6,137,512

Multiline Retail (3.1%)
J.C. Penney Co., Inc.	46,503	1,502,512
Kohl’s Corp.*	26,210	1,424,252
Macy’s, Inc.	50,993	1,290,123
Target Corp.	66,210	3,981,207

		8,198,094

Specialty Retail (2.1%)
Best Buy Co., Inc.	13,315	456,571
Dick’s Sporting Goods, Inc.*	113,142	4,242,825
Home Depot, Inc.	22,717	796,458

		5,495,854

Total Consumer Discretionary		39,127,300

Consumer Staples (5.6%)
Beverages (2.1%)
Coca-Cola Co.	42,379	2,787,267
PepsiCo, Inc.	44,362	2,898,169

		5,685,436

Food & Staples Retailing (0.9%)
CVS Caremark Corp.	40,273	1,400,292
Wal-Mart Stores, Inc.	20,464	1,103,624

		2,503,916

Food Products (0.6%)
Kellogg Co.	10,959	559,785
Kraft Foods, Inc., Class A	31,831	1,002,995

		1,562,780

Household Products (1.7%)
Colgate-Palmolive Co.	11,345	911,798
Procter & Gamble Co.	54,604	3,512,675

		4,424,473

	Number of Shares	Value (Note 1)

Tobacco (0.3%)
Altria Group, Inc.	26,500	$652,430

Total Consumer Staples		14,829,035

Energy (11.3%)
Energy Equipment & Services (3.0%)
Schlumberger Ltd.	80,386	6,712,231
Weatherford International Ltd.*	56,569	1,289,773

		8,002,004

Oil, Gas & Consumable Fuels (8.3%)
Apache Corp.	16,750	1,997,103
BP plc (ADR)	8,286	365,993
Chevron Corp.	26,762	2,442,032
Continental Resources, Inc.*	17,759	1,045,117
Devon Energy Corp.	15,288	1,200,261
EOG Resources, Inc.	13,126	1,199,848
Exxon Mobil Corp.	56,066	4,099,546
Hess Corp.	45,533	3,485,096
Marathon Oil Corp.	7,407	274,281
Occidental Petroleum Corp.	18,180	1,783,458
Petrohawk Energy Corp.*	17,882	326,346
Range Resources Corp.	8,033	361,324
Southwestern Energy Co.*	17,932	671,195
Suncor Energy, Inc.	71,817	2,749,873

		22,001,473

Total Energy		30,003,477

Financials (17.2%)
Capital Markets (4.5%)
Bank of New York Mellon Corp.	23,990	724,498
Franklin Resources, Inc.	3,545	394,240
Goldman Sachs Group, Inc.	29,645	4,985,103
Morgan Stanley	86,473	2,352,930
State Street Corp.	30,308	1,404,473
T. Rowe Price Group, Inc.	33,894	2,187,519

		12,048,763

Commercial Banks (4.7%)
Fifth Third Bancorp	158,165	2,321,862
PNC Financial Services Group, Inc.	32,551	1,976,497
Regions Financial Corp.	187,279	1,310,953
SunTrust Banks, Inc.	42,375	1,250,486
U.S. Bancorp	71,992	1,941,624
Wells Fargo & Co.	121,615	3,768,849

		12,570,271

Consumer Finance (0.9%)
Capital One Financial Corp.	57,791	2,459,585

Diversified Financial Services (4.8%)
Bank of America Corp.	379,252	5,059,222
Citigroup, Inc.*	482,080	2,280,238
JPMorgan Chase & Co.	125,724	5,333,212

		12,672,672

Insurance (1.4%)
MetLife, Inc.	39,623	1,760,846
Prudential Financial, Inc.	33,463	1,964,613

		3,725,459

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/LORD ABBETT LARGE CAP CORE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2010

	Number of Shares	Value (Note 1)

Real Estate Investment Trusts (REITs) (0.9%)
Host Hotels & Resorts, Inc. (REIT)	128,500	$2,296,295

Total Financials		45,773,045

Health Care (8.3%)
Biotechnology (2.5%)
Amgen, Inc.*	51,937	2,851,341
Celgene Corp.*	19,182	1,134,424
Gilead Sciences, Inc.*	13,447	487,319
Human Genome Sciences, Inc.*	65,370	1,561,690
Vertex Pharmaceuticals, Inc.*	13,605	476,583

		6,511,357

Health Care Equipment & Supplies (0.5%)
Baxter International, Inc.	25,816	1,306,806

Health Care Providers & Services (1.8%)
Express Scripts, Inc.*	57,401	3,102,524
Medco Health Solutions, Inc.*	26,354	1,614,710

		4,717,234

Health Care Technology (0.0%)
athenahealth, Inc.*	2,182	89,418

Pharmaceuticals (3.5%)
Abbott Laboratories, Inc.	30,680	1,469,879
Johnson & Johnson	52,312	3,235,497
Merck & Co., Inc.	34,400	1,239,776
Pfizer, Inc.	192,146	3,364,476

		9,309,628

Total Health Care		21,934,443

Industrials (9.2%)
Aerospace & Defense (2.5%)
Boeing Co.	2,308	150,620
Goodrich Corp.	16,585	1,460,641
Honeywell International, Inc.	28,157	1,496,826
Precision Castparts Corp.	11,918	1,659,105
United Technologies Corp.	24,340	1,916,045

		6,683,237

Airlines (0.4%)
AMR Corp.*	138,533	1,079,172

Electrical Equipment (0.7%)
Emerson Electric Co.	33,636	1,922,970

Industrial Conglomerates (1.0%)
General Electric Co.	139,569	2,552,717

Machinery (2.4%)
Dover Corp.	13,687	800,005
Eaton Corp.	16,898	1,715,316
PACCAR, Inc.	37,037	2,126,664
Parker Hannifin Corp.	19,993	1,725,396

		6,367,381

Road & Rail (2.2%)
Hertz Global Holdings, Inc.*	101,834	1,475,575
Union Pacific Corp.	45,947	4,257,449

		5,733,024

Total Industrials		24,338,501

	Number of Shares	Value (Note 1)

Information Technology (19.1%)
Communications Equipment (1.9%)
Cisco Systems, Inc.*	66,752	$1,350,393
QUALCOMM, Inc.	73,783	3,651,521

		5,001,914

Computers & Peripherals (5.9%)
Apple, Inc.*	29,423	9,490,683
Dell, Inc.*	158,135	2,142,729
EMC Corp.*	55,983	1,282,011
Hewlett-Packard Co.	54,243	2,283,630
Smart Technologies, Inc., Class A*	45,841	432,739

		15,631,792

Electronic Equipment, Instruments & Components (0.8%)
Corning, Inc.	54,649	1,055,819
Dolby Laboratories, Inc., Class A*	16,177	1,079,006

		2,134,825

Internet Software & Services (3.4%)
Akamai Technologies, Inc.*	2,029	95,464
Google, Inc., Class A*	9,078	5,392,060
Monster Worldwide, Inc.*	154,148	3,642,517

		9,130,041

IT Services (0.1%)
Mastercard, Inc., Class A	1,076	241,142

Semiconductors & Semiconductor Equipment (2.4%)
Broadcom Corp., Class A	25,423	1,107,172
Intel Corp.	127,849	2,688,664
Micron Technology, Inc.*	194,176	1,557,292
Texas Instruments, Inc.	34,154	1,110,005

		6,463,133

Software (4.6%)
Activision Blizzard, Inc.	207,465	2,580,865
Adobe Systems, Inc.*	84,360	2,596,601
Microsoft Corp.	72,666	2,028,835
Oracle Corp.	71,992	2,253,349
VMware, Inc., Class A*	31,120	2,766,879

		12,226,529

Total Information Technology		50,829,376

Materials (9.1%)
Chemicals (5.9%)
Albemarle Corp.	22,796	1,271,561
Celanese Corp.	35,944	1,479,814
CF Industries Holdings, Inc.	8,630	1,166,345
Dow Chemical Co.	80,691	2,754,791
E.I. du Pont de Nemours & Co.	24,211	1,207,645
LyondellBasell Industries N.V., Class A*	25,781	886,866
Monsanto Co.	41,349	2,879,544
Mosaic Co.	7,518	574,075
Potash Corp. of Saskatchewan, Inc.	21,769	3,370,494

		15,591,135

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/LORD ABBETT LARGE CAP CORE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2010

	Number of Shares	Value (Note 1)

Metals & Mining (3.2%)
Barrick Gold Corp.	23,487	$1,249,039
Freeport-McMoRan Copper & Gold, Inc.	22,945	2,755,465
Newmont Mining Corp.	26,880	1,651,238
Reliance Steel & Aluminum Co.	16,007	817,958
United States Steel Corp.	35,846	2,094,123

		8,567,823

Total Materials		24,158,958

Telecommunication Services (1.8%)
Diversified Telecommunication Services (1.8%)
AT&T, Inc.	80,162	2,355,160
CenturyLink, Inc.	31,383	1,448,953
Verizon Communications, Inc.	24,655	882,156

Total Telecommunication Services		4,686,269

Utilities (1.0%)
Electric Utilities (0.4%)
NextEra Energy, Inc.	13,023	677,066
Progress Energy, Inc.	12,253	532,760

		1,209,826

Multi-Utilities (0.6%)
Dominion Resources, Inc.	18,176	776,479
PG&E Corp.	16,875	807,300

		1,583,779

Total Utilities		2,793,605

Total Common Stocks (97.3%) (Cost $206,676,651)		258,474,009

	Principal Amount	Value (Note 1)

SHORT-TERM INVESTMENT:
Time Deposit (2.9%)
JPMorgan Chase Nassau 0.000%, 1/3/11 (Cost $7,790,467)	$7,790,467	$7,790,467

Total Investments (100.2%) (Cost $214,467,118)		266,264,476
Other Assets Less Liabilities (-0.2%)		(579,718)

Net Assets (100%)		$265,684,758

*	Non-income producing.

Glossary:

ADR	— American Depositary Receipt

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2010:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with rules under the Investment Company Act of 1940. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Common Stocks
Consumer Discretionary	$39,127,300	$—	$—	$39,127,300
Consumer Staples	14,829,035	—	—	14,829,035
Energy	30,003,477	—	—	30,003,477
Financials	45,773,045	—	—	45,773,045
Health Care	21,934,443	—	—	21,934,443

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/LORD ABBETT LARGE CAP CORE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2010

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Industrials	$24,338,501	$—	$—	$24,338,501
Information Technology	50,829,376	—	—	50,829,376
Materials	24,158,958	—	—	24,158,958
Telecommunication Services	4,686,269	—	—	4,686,269
Utilities	2,793,605	—	—	2,793,605
Short-Term Investments	—	7,790,467	—	7,790,467

Total Assets	$258,474,009	$7,790,467	$—	$266,264,476

Total Liabilities	$—	$—	$—	$—

Total	$258,474,009	$7,790,467	$—	$266,264,476

The Portfolio held no derivatives contracts during the year ended December 31, 2010.

Investment security transactions for the year ended December 31, 2010 were as follows:

Cost of Purchases:
Stocks	$78,774,069
Net Proceeds of Sales and Redemptions:
Stocks	$43,256,249

As of December 31, 2010, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$50,741,797
Aggregate gross unrealized depreciation	(2,683,437)

Net unrealized appreciation	$48,058,360

Federal income tax cost of investments	$218,206,116

The Portfolio has a net capital loss carryforward of $11,262,687 of which $468,600 expires in the year 2016 and $10,794,087 expires in the year 2017. The Portfolio utilized net capital loss carryforward of $2,839,987 during 2010.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/LORD ABBETT LARGE CAP CORE PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2010

ASSETS
Investments at value (Cost $214,467,118)	$266,264,476
Cash	2,546
Receivable from Separate Accounts for Trust shares sold	240,500
Dividends, interest and other receivables	202,069
Other assets	374

Total assets	266,709,965

LIABILITIES
Payable to Separate Accounts for Trust shares redeemed	536,452
Payable for securities purchased	232,686
Investment management fees payable	136,220
Distribution fees payable - Class IB	51,563
Administrative fees payable	25,084
Trustees’ fees payable	38
Accrued expenses	43,164

Total liabilities	1,025,207

NET ASSETS	$265,684,758

Net assets were comprised of:
Paid in capital	$228,834,690
Accumulated undistributed net investment income (loss)	54,395
Accumulated undistributed net realized gain (loss) on investments	(15,001,685)
Unrealized appreciation (depreciation) on investments	51,797,358

Net assets	$265,684,758

Class IA
Net asset value, offering and redemption price per share, $17,469,728 / 1,445,015 shares outstanding (unlimited amount authorized: $0.01 par value)	$12.09

Class IB
Net asset value, offering and redemption price per share, $248,215,030 / 20,510,452 shares outstanding (unlimited amount authorized: $0.01 par value)	$12.10

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2010

INVESTMENT INCOME
Dividends (net of $5,645 foreign withholding tax)	$3,041,506

EXPENSES
Investment management fees	1,437,254
Distribution fees - Class IB	528,655
Administrative fees	256,460
Professional fees	22,409
Printing and mailing expenses	21,448
Custodian fees	10,999
Trustees’ fees	4,902
Miscellaneous	8,880

Gross expenses	2,291,007
Less: Waiver from investment advisor	(103,152)
Fees paid indirectly	(12,260)

Net expenses	2,175,595

NET INVESTMENT INCOME (LOSS)	865,911

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on securities	3,883,337
Net change in unrealized appreciation (depreciation) on securities	26,871,625

NET REALIZED AND UNREALIZED GAIN (LOSS)	30,754,962

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$31,620,873

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/LORD ABBETT LARGE CAP CORE PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2010	2009
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$865,911	$1,204,632
Net realized gain (loss) on investments	3,883,337	(12,141,494)
Net change in unrealized appreciation (depreciation) on investments	26,871,625	50,293,465

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	31,620,873	39,356,603

DIVIDENDS:
Dividends from net investment income
Class IA	(99,325)	(53,206)
Class IB	(849,141)	(1,014,332)

TOTAL DIVIDENDS	(948,466)	(1,067,538)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 1,767,853 and 460,904 shares, respectively ]	19,597,768	4,353,593
Capital shares issued in reinvestment of dividends [ 8,453 and 5,108 shares, respectively ]	99,325	53,206
Capital shares repurchased [ (970,290) and (167,068) shares, respectively ]	(10,503,643)	(1,506,780)

Total Class IA transactions	9,193,450	2,900,019

Class IB
Capital shares sold [ 7,302,698 and 10,636,287 shares, respectively ]	79,098,512	94,286,990
Capital shares issued in reinvestment of dividends [ 73,362 and 97,251 shares, respectively ]	849,141	1,014,332
Capital shares repurchased [ (4,754,482) and (4,656,094) shares, respectively ]	(51,575,554)	(42,771,761)

Total Class IB transactions	28,372,099	52,529,561

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	37,565,549	55,429,580

TOTAL INCREASE (DECREASE) IN NET ASSETS	68,237,956	93,718,645
NET ASSETS:
Beginning of year	197,446,802	103,728,157

End of year (a)	$265,684,758	$197,446,802

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$54,395	$136,950

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/LORD ABBETT LARGE CAP CORE PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IA	2010	2009	2008	2007		2006
Net asset value, beginning of year	$10.65	$8.53	$12.59	$11.88		$10.69

Income (loss) from investment operations:
Net investment income (loss)	0.07 (e)	0.10 (e)	0.16 (e)	0.13	(e)	0.14	(e)
Net realized and unrealized gain (loss) on investments	1.44	2.10	(4.02)	1.16		1.24

Total from investment operations	1.51	2.20	(3.86)	1.29		1.38

Less distributions:
Dividends from net investment income	(0.07)	(0.08)	(0.13)	(0.12)		(0.12)
Distributions from net realized gains	—	—	(0.07)	(0.46)		(0.07)

Total dividends and distributions	(0.07)	(0.08)	(0.20)	(0.58)		(0.19)

Net asset value, end of year	$12.09	$10.65	$8.53	$12.59		$11.88

Total return	14.22%	25.86%	(30.80)%	10.99%		12.92%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$17,470	$6,803	$2,900	$1,262		$121
Ratio of expenses to average net assets:
After waivers	0.75%	0.75%	0.75%	0.75%		0.75%
After waivers and fees paid indirectly	0.74%	0.74%	0.74%	0.74%		0.74%
Before waivers and fees paid indirectly	0.80%	0.84%	0.87%	0.86%		1.03%
Ratio of net investment income to average net assets:
After waivers	0.68%	1.03%	1.46%	1.03%		1.21%
After waivers and fees paid indirectly	0.68%	1.04%	1.46%	1.04%		1.22%
Before waivers and fees paid indirectly	0.63%	0.95%	1.34%	0.92%		0.93%
Portfolio turnover rate	20%	46%	43%	42%		36%

	Year Ended December 31,
Class IB	2010	2009	2008	2007		2006
Net asset value, beginning of year	$10.66	$8.54	$12.60	$11.89		$10.69

Income (loss) from investment operations:
Net investment income (loss)	0.04 (e)	0.07 (e)	0.13 (e)	0.10	(e)	0.11	(e)
Net realized and unrealized gain (loss) on investments	1.44	2.11	(4.01)	1.16		1.25

Total from investment operations	1.48	2.18	(3.88)	1.26		1.36

Less distributions:
Dividends from net investment income	(0.04)	(0.06)	(0.11)	(0.09)		(0.09)
Distributions from net realized gains	—	—	(0.07)	(0.46)		(0.07)

Total dividends and distributions	(0.04)	(0.06)	(0.18)	(0.55)		(0.16)

Net asset value, end of year	$12.10	$10.66	$8.54	$12.60		$11.89

Total return	13.92%	25.51%	(30.95)%	10.69%		12.63%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$248,215	$190,644	$100,829	$91,751		$58,690
Ratio of expenses to average net assets:
After waivers	1.00%	1.00%	1.00%	1.00%		1.00%
After waivers and fees paid indirectly	0.99%	0.99%	0.99%	0.99%		0.99%
Before waivers and fees paid indirectly	1.05%	1.09%	1.12%	1.11	%(c)	1.28	%(c)
Ratio of net investment income to average net assets:
After waivers	0.37%	0.79%	1.19%	0.82%		0.96%
After waivers and fees paid indirectly	0.38%	0.80%	1.19%	0.83%		0.97%
Before waivers and fees paid indirectly	0.33%	0.70%	1.07%	0.69%		0.70%
Portfolio turnover rate	20%	46%	43%	42%		36%

(c)	Reflects overall fund ratios for non-class specific expense.
(e)	Net investment income per share is based on average shares outstanding.

See Notes to Financial Statements.

EQ/MID CAP INDEX PORTFOLIO (Unaudited)

PORTFOLIO ADVISER

➢	SSgA Funds Management, Inc.

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/10
	1 Year	5 Years	10 Years	Since Incept.**
Portfolio – Class IA Shares*	26.09%	1.16%	2.95%	2.90%
Portfolio – Class IB Shares	25.81	0.92	2.74	2.69
S&P Mid Cap 400 Index	26.64	5.73	7.16	6.34

*   Date of inception 3/25/02. Returns shown for Class IA shares prior to this period are derived from the historical performance of Class IB shares adjusted to reflect the 12b-1 fees, applicable to Class IB shares; Class IA shares are not subject to any 12b-1 fees.

** Date of inception 9/1/00

    Returns for periods greater than one year are annualized

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IA shares returned 26.09% for the year ended December 31, 2010. The Portfolio’s benchmark, the S&P Mid Cap 400 Index, returned 26.64% over the same period.

Portfolio Highlights

What helped performance during the year:

•	The Information Technology sector led the benchmark with positive contributions from a diverse array of holdings including F5 Networks Inc., Atmel Corp. and Rovi Corp.

•	Industrials offered positive contributors such as Joy Global Inc., Bucyrus International Inc. and Ametek Inc.

What hurt performance during the year:

•	The Health Care sector subtracted value with the largest negative contribution from Portfolio holding Vertex Pharmaceuticals, Inc.

•	Telecommunication Services represented the single largest underperforming sector.

•	Select holdings within the Utilities sector, including companies such as MDU Resources Group Inc., Dynegy Inc. and DPL Inc., detracted from performance.

Portfolio Positioning and Outlook

At year’s end, estimates for corporate earnings were reflective of more sanguine growth prospects. One potential stumbling block could be excessive investor optimism. With no meaningful setback during the autumn, global equity markets may be due for a more troublesome pause at some point. Improvement in economic trends might falter for a time or, conversely, commodity prices may heat up to levels that could threaten consumer confidence and profit margins simultaneously. At the end of the year, share valuations seemed attractive, particularly relative to bonds. In our opinion, as long as global recovery stays in place, the money that flowed into fixed income during 2010 may start to find greater appeal in equities.

Sector Weightings as of 12/31/10	% of Net Assets
Financials	19.3%
Industrials	15.9
Information Technology	15.3
Consumer Discretionary	14.0
Health Care	10.9
Materials	6.7
Energy	5.8
Utilities	5.8
Consumer Staples	3.6
Telecommunication Services	0.8
Cash and Other	1.9

100.0%

EQ/MID CAP INDEX PORTFOLIO (Unaudited)

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2010 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/10	Ending Account Value 12/31/10	Expenses Paid During Period* 7/1/10 - 12/31/10
Class IA
Actual	$1,000.00	$1,281.80	$2.70
Hypothetical (5% average return before expenses)	1,000.00	1,022.84	2.40
Class IB
Actual	1,000.00	1,279.20	4.14
Hypothetical (5% average return before expenses)	1,000.00	1,021.58	3.67

*   Expenses are equal to the Portfolio’s Class IA and Class IB shares annualized expense ratios of 0.47% and 0.72%, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

EQ ADVISORS TRUST

EQ/MID CAP INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2010

	Number of Shares	Value (Note 1)

COMMON STOCKS:
Consumer Discretionary (14.0%)
Auto Components (1.1%)
BorgWarner, Inc.*	129,676	$9,383,355
Gentex Corp.	160,126	4,733,325

		14,116,680

Automobiles (0.1%)
Thor Industries, Inc.	48,521	1,647,773

Distributors (0.3%)
LKQ Corp.*	164,810	3,744,483

Diversified Consumer Services (1.1%)
Career Education Corp.*	74,051	1,535,077
ITT Educational Services, Inc.*	30,763	1,959,296
Matthews International Corp., Class A	33,408	1,168,612
Regis Corp.	64,662	1,073,389
Service Corp. International	275,752	2,274,954
Sotheby’s, Inc.	76,558	3,445,110
Strayer Education, Inc.	15,551	2,367,173

		13,823,611

Hotels, Restaurants & Leisure (2.1%)
Bally Technologies, Inc.*	60,300	2,544,057
Bob Evans Farms, Inc.	34,019	1,121,266
Boyd Gaming Corp.*	62,226	659,596
Brinker International, Inc.	103,716	2,165,590
Cheesecake Factory, Inc.*	66,463	2,037,756
Chipotle Mexican Grill, Inc.*	35,273	7,501,156
International Speedway Corp., Class A	32,681	855,262
Life Time Fitness, Inc.*	47,878	1,962,519
Panera Bread Co., Class A*	34,952	3,537,492
Scientific Games Corp., Class A*	70,098	698,176
Wendy’s/Arby’s Group, Inc., Class A	362,507	1,674,782
WMS Industries, Inc.*	65,284	2,953,448

		27,711,100

Household Durables (1.5%)
American Greetings Corp., Class A	44,836	993,566
KB Home	80,800	1,089,992
M.D.C. Holdings, Inc.	42,286	1,216,568
Mohawk Industries, Inc.*	64,181	3,642,914
NVR, Inc.*	6,528	4,510,978
Ryland Group, Inc.	49,207	837,995
Toll Brothers, Inc.*	164,697	3,129,243
Tupperware Brands Corp.	72,036	3,433,956

		18,855,212

Leisure Equipment & Products (0.4%)
Eastman Kodak Co.*	307,400	1,647,664
Polaris Industries, Inc.	38,700	3,019,374

		4,667,038

Media (0.8%)
DreamWorks Animation SKG, Inc., Class A*	81,802	2,410,705
Harte-Hanks, Inc.	41,739	533,007

	Number of Shares	Value (Note 1)

John Wiley & Sons, Inc., Class A	52,996	$2,397,539
Lamar Advertising Co., Class A*	65,411	2,605,974
New York Times Co., Class A*	135,300	1,325,940
Scholastic Corp.	26,428	780,683

		10,053,848

Multiline Retail (0.8%)
99 Cents Only Stores*	52,265	833,104
Dollar Tree, Inc.*	142,678	8,001,382
Saks, Inc.*	180,929	1,935,941

		10,770,427

Specialty Retail (4.2%)
Aaron’s, Inc.	81,980	1,671,572
Advance Auto Parts, Inc.	95,851	6,340,544
Aeropostale, Inc.*	103,942	2,561,131
American Eagle Outfitters, Inc.	223,285	3,266,660
AnnTaylor Stores Corp.*	66,391	1,818,449
Barnes & Noble, Inc.	43,419	614,379
Chico’s FAS, Inc.	200,270	2,409,248
Collective Brands, Inc.*	72,165	1,522,681
Dick’s Sporting Goods, Inc.*	101,113	3,791,737
Dress Barn, Inc.*	77,800	2,055,476
Foot Locker, Inc.	177,678	3,486,042
Guess?, Inc.	72,454	3,428,523
J. Crew Group, Inc.*	72,934	3,146,373
Office Depot, Inc.*	316,900	1,711,260
PetSmart, Inc.	133,201	5,304,064
Rent-A-Center, Inc.	73,684	2,378,520
Tractor Supply Co.	83,200	4,034,368
Williams-Sonoma, Inc.	121,379	4,332,017

		53,873,044

Textiles, Apparel & Luxury Goods (1.6%)
Deckers Outdoor Corp.*	44,000	3,508,560
Fossil, Inc.*	59,493	4,193,067
Hanesbrands, Inc.*	109,365	2,777,871
Phillips-Van Heusen Corp.	75,691	4,769,290
Timberland Co., Class A*	45,177	1,110,902
Under Armour, Inc., Class A*	40,153	2,201,991
Warnaco Group, Inc.*	50,100	2,759,007

		21,320,688

Total Consumer Discretionary		180,583,904

Consumer Staples (3.6%)
Beverages (0.3%)
Hansen Natural Corp.*	78,850	4,122,278

Food & Staples Retailing (0.4%)
BJ’s Wholesale Club, Inc.*	62,372	2,987,619
Ruddick Corp.	47,825	1,761,873

		4,749,492

Food Products (1.6%)
Corn Products International, Inc.	86,289	3,969,294
Flowers Foods, Inc.	85,249	2,294,051
Green Mountain Coffee Roasters, Inc.*	132,200	4,344,092

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/MID CAP INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2010

	Number of Shares	Value (Note 1)

Lancaster Colony Corp.	21,685	$1,240,382
Ralcorp Holdings, Inc.*	62,711	4,076,842
Smithfield Foods, Inc.*	189,437	3,908,085
Tootsie Roll Industries, Inc.	27,344	792,156

		20,624,902

Household Products (0.9%)
Church & Dwight Co., Inc.	81,099	5,597,453
Energizer Holdings, Inc.*	80,477	5,866,773

		11,464,226

Personal Products (0.3%)
Alberto-Culver Co.	97,926	3,627,179

Tobacco (0.1%)
Universal Corp.	27,064	1,101,505

Total Consumer Staples		45,689,582

Energy (5.8%)
Energy Equipment & Services (2.5%)
Atwood Oceanics, Inc.*	64,100	2,395,417
Dril-Quip, Inc.*	39,100	3,038,852
Exterran Holdings, Inc.*	71,149	1,704,019
Helix Energy Solutions Group, Inc.*	117,989	1,432,387
Oceaneering International, Inc.*	61,684	4,541,793
Patterson-UTI Energy, Inc.	175,819	3,788,899
Pride International, Inc.*	200,367	6,612,111
Superior Energy Services, Inc.*	89,984	3,148,540
Tidewater, Inc.	58,623	3,156,262
Unit Corp.*	44,686	2,077,005

		31,895,285

Oil, Gas & Consumable Fuels (3.3%)
Arch Coal, Inc.	185,224	6,493,953
Bill Barrett Corp.*	52,974	2,178,820
Cimarex Energy Co.	96,539	8,546,598
Comstock Resources, Inc.*	53,166	1,305,757
Forest Oil Corp.*	129,304	4,909,673
Frontier Oil Corp.*	118,510	2,134,365
Overseas Shipholding Group, Inc.	29,643	1,049,955
Patriot Coal Corp.*	89,303	1,729,799
Plains Exploration & Production Co.*	159,814	5,136,422
Quicksilver Resources, Inc.*	134,305	1,979,656
SM Energy Co.	71,900	4,237,067
Southern Union Co.	142,052	3,419,192

		43,121,257

Total Energy		75,016,542

Financials (19.3%)
Capital Markets (2.3%)
Affiliated Managers Group, Inc.*	58,808	5,834,930
Apollo Investment Corp.	222,708	2,465,378
Eaton Vance Corp.	135,005	4,081,201
Greenhill & Co., Inc.	28,300	2,311,544
Jefferies Group, Inc.	141,157	3,759,011
Raymond James Financial, Inc.	114,046	3,729,304
SEI Investments Co.	164,989	3,925,088

	Number of Shares	Value (Note 1)

Waddell & Reed Financial, Inc., Class A	97,399	$3,437,211

		29,543,667

Commercial Banks (3.6%)
Associated Banc-Corp	197,500	2,992,125
BancorpSouth, Inc.	82,395	1,314,200
Bank of Hawaii Corp.	55,052	2,599,005
Cathay General Bancorp	88,218	1,473,241
City National Corp./California	52,907	3,246,373
Commerce Bancshares, Inc./Missouri	87,581	3,479,593
Cullen/Frost Bankers, Inc.	69,526	4,249,429
East West Bancorp, Inc.	168,900	3,301,995
FirstMerit Corp.	124,299	2,459,877
Fulton Financial Corp.	227,231	2,349,568
International Bancshares Corp.	59,460	1,190,984
PacWest Bancorp	35,065	749,690
Prosperity Bancshares, Inc.	53,300	2,093,624
SVB Financial Group*	47,981	2,545,392
Synovus Financial Corp.	896,763	2,367,454
TCF Financial Corp.	145,082	2,148,664
Trustmark Corp.	63,963	1,588,841
Valley National Bancorp	184,209	2,634,189
Webster Financial Corp.	74,011	1,458,017
Westamerica Bancorp	32,812	1,820,082

		46,062,343

Diversified Financial Services (0.4%)
MSCI, Inc., Class A*	135,500	5,279,080

Insurance (3.9%)
American Financial Group, Inc./Ohio	88,979	2,873,132
Arthur J. Gallagher & Co.	120,986	3,518,273
Brown & Brown, Inc.	133,503	3,196,062
Everest Reinsurance Group Ltd.	63,204	5,360,963
Fidelity National Financial, Inc., Class A	255,984	3,501,861
First American Financial Corp.	117,155	1,750,296
Hanover Insurance Group, Inc.	51,479	2,405,099
HCC Insurance Holdings, Inc.	131,508	3,805,842
Mercury General Corp.	39,988	1,719,884
Old Republic International Corp.	290,848	3,964,258
Protective Life Corp.	97,820	2,605,925
Reinsurance Group of America, Inc.	83,572	4,488,652
StanCorp Financial Group, Inc.	52,174	2,355,134
Transatlantic Holdings, Inc.	71,600	3,695,992
Unitrin, Inc.	56,395	1,383,933
W. R. Berkley Corp.	136,569	3,739,259

		50,364,565

Real Estate Investment Trusts (REITs) (7.4%)
Alexandria Real Estate Equities, Inc. (REIT)	63,165	4,627,468
AMB Property Corp. (REIT)	192,009	6,088,605
BRE Properties, Inc. (REIT)	73,147	3,181,894
Camden Property Trust (REIT)	78,375	4,230,682
Corporate Office Properties Trust/Maryland (REIT)	76,402	2,670,250

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/MID CAP INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2010

	Number of Shares	Value (Note 1)

Cousins Properties, Inc. (REIT)	116,146	$968,658
Duke Realty Corp. (REIT)	287,704	3,584,792
Equity One, Inc. (REIT)	52,839	960,613
Essex Property Trust, Inc. (REIT)	35,702	4,077,882
Federal Realty Investment Trust (REIT)	70,112	5,463,828
Highwoods Properties, Inc. (REIT)	81,866	2,607,432
Hospitality Properties Trust (REIT)	140,898	3,246,290
Liberty Property Trust (REIT)	130,308	4,159,431
Macerich Co. (REIT)	148,327	7,026,250
Mack-Cali Realty Corp. (REIT)	90,792	3,001,584
Nationwide Health Properties, Inc. (REIT)	143,948	5,236,828
Omega Healthcare Investors, Inc. (REIT)	112,531	2,525,196
Potlatch Corp. (REIT)	44,847	1,459,770
Rayonier, Inc. (REIT)	91,927	4,828,006
Realty Income Corp. (REIT)	133,523	4,566,487
Regency Centers Corp. (REIT)	93,399	3,945,174
Senior Housing Properties Trust (REIT)	159,700	3,503,818
SL Green Realty Corp. (REIT)	89,209	6,022,500
UDR, Inc. (REIT)	207,727	4,885,739
Weingarten Realty Investors (REIT)	137,474	3,266,382

		96,135,559

Real Estate Management & Development (0.3%)
Jones Lang LaSalle, Inc.	48,688	4,085,897

Thrifts & Mortgage Finance (1.4%)
Astoria Financial Corp.	92,189	1,282,349
First Niagara Financial Group, Inc.	238,635	3,336,117
New York Community Bancorp, Inc.	496,508	9,359,176
NewAlliance Bancshares, Inc.	118,218	1,770,906
Washington Federal, Inc.	128,533	2,174,778

		17,923,326

Total Financials		249,394,437

Health Care (10.9%)
Biotechnology (0.9%)
United Therapeutics Corp.*	57,104	3,610,115
Vertex Pharmaceuticals, Inc.*	231,651	8,114,735

		11,724,850

Health Care Equipment & Supplies (4.0%)
Beckman Coulter, Inc.	78,955	5,939,785
Edwards Lifesciences Corp.*	130,116	10,518,577
Gen-Probe, Inc.*	54,701	3,191,803
Hill-Rom Holdings, Inc.	71,314	2,807,632
Hologic, Inc.*	296,360	5,577,495
IDEXX Laboratories, Inc.*	65,631	4,542,978
Immucor, Inc.*	78,708	1,560,780
Kinetic Concepts, Inc.*	71,483	2,993,708
Masimo Corp.	67,275	1,955,684
ResMed, Inc.*	172,376	5,971,105

	Number of Shares	Value (Note 1)

STERIS Corp.	66,620	$2,428,965
Teleflex, Inc.	45,657	2,456,803
Thoratec Corp.*	65,815	1,863,881

		51,809,196

Health Care Providers & Services (3.1%)
Community Health Systems, Inc.*	106,042	3,962,790
Health Management Associates, Inc., Class A*	286,139	2,729,766
Health Net, Inc.*	109,469	2,987,409
Henry Schein, Inc.*	105,160	6,455,772
Kindred Healthcare, Inc.*	44,044	809,088
LifePoint Hospitals, Inc.*	60,529	2,224,441
Lincare Holdings, Inc.	110,206	2,956,827
MEDNAX, Inc.*	54,400	3,660,576
Omnicare, Inc.	132,756	3,370,675
Owens & Minor, Inc.	72,316	2,128,260
Universal Health Services, Inc., Class B	110,934	4,816,754
VCA Antech, Inc.*	98,449	2,292,877
WellCare Health Plans, Inc.*	47,808	1,444,758

		39,839,993

Health Care Technology (0.3%)
Allscripts Healthcare Solutions, Inc.*	214,000	4,123,780

Life Sciences Tools & Services (1.6%)
Bio-Rad Laboratories, Inc., Class A*	22,263	2,312,012
Charles River Laboratories International, Inc.*	64,850	2,304,769
Covance, Inc.*	73,966	3,802,592
Mettler-Toledo International, Inc.*	37,514	5,672,492
Pharmaceutical Product Development, Inc.	135,663	3,681,894
Techne Corp.	42,295	2,777,513

		20,551,272

Pharmaceuticals (1.0%)
Endo Pharmaceuticals Holdings, Inc.*	131,841	4,708,042
Medicis Pharmaceutical Corp., Class A	69,301	1,856,574
Perrigo Co.	94,685	5,996,401

		12,561,017

Total Health Care		140,610,108

Industrials (15.9%)
Aerospace & Defense (0.6%)
Alliant Techsystems, Inc.*	37,971	2,826,181
BE Aerospace, Inc.*	116,629	4,318,772

		7,144,953

Airlines (0.4%)
AirTran Holdings, Inc.*	151,928	1,122,748
Alaska Air Group, Inc.*	42,042	2,383,361
JetBlue Airways Corp.*	226,556	1,497,535

		5,003,644

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/MID CAP INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2010

	Number of Shares	Value (Note 1)

Building Products (0.2%)
Lennox International, Inc.	51,066	$2,414,911

Commercial Services & Supplies (1.6%)
Brink’s Co.	52,734	1,417,490
Clean Harbors, Inc.*	25,758	2,165,733
Copart, Inc.*	80,542	3,008,244
Corrections Corp. of America*	124,201	3,112,477
Deluxe Corp.	57,679	1,327,770
Herman Miller, Inc.	64,118	1,622,185
HNI Corp.	50,448	1,573,977
Mine Safety Appliances Co.	34,544	1,075,355
Rollins, Inc.	70,729	1,396,898
Waste Connections, Inc.	130,288	3,586,829

		20,286,958

Construction & Engineering (1.3%)
Aecom Technology Corp.*	135,231	3,782,411
Granite Construction, Inc.	37,693	1,033,919
KBR, Inc.	175,544	5,348,826
Shaw Group, Inc.*	96,939	3,318,222
URS Corp.*	94,061	3,913,878

		17,397,256

Electrical Equipment (2.0%)
Acuity Brands, Inc.	48,700	2,808,529
AMETEK, Inc.	182,424	7,160,142
Baldor Electric Co.	53,800	3,391,552
Hubbell, Inc., Class B	68,514	4,119,747
Regal-Beloit Corp.	44,100	2,944,116
Thomas & Betts Corp.*	58,433	2,822,314
Woodward Governor Co.	67,695	2,542,624

		25,789,024

Industrial Conglomerates (0.2%)
Carlisle Cos., Inc.	69,595	2,765,705

Machinery (6.4%)
AGCO Corp.*	106,142	5,377,154
Bucyrus International, Inc.	92,367	8,257,610
Crane Co.	51,910	2,131,944
Donaldson Co., Inc.	87,263	5,085,687
Gardner Denver, Inc.	59,900	4,122,318
Graco, Inc.	67,675	2,669,779
Harsco Corp.	91,912	2,602,948
IDEX Corp.	93,400	3,653,808
Joy Global, Inc.	117,746	10,214,465
Kennametal, Inc.	93,703	3,697,520
Lincoln Electric Holdings, Inc.	47,697	3,113,183
Nordson Corp.	38,703	3,556,032
Oshkosh Corp.*	103,521	3,648,080
Pentair, Inc.	112,566	4,109,785
SPX Corp.	57,266	4,093,946
Terex Corp.*	124,284	3,857,775
Timken Co.	91,893	4,386,053
Trinity Industries, Inc.	91,070	2,423,373
Valmont Industries, Inc.	24,423	2,167,053
Wabtec Corp.	54,763	2,896,415

		82,064,928

Marine (0.3%)
Alexander & Baldwin, Inc.	46,344	1,855,150

	Number of Shares	Value (Note 1)

Kirby Corp.*	60,608	$2,669,783

		4,524,933

Professional Services (1.0%)
Corporate Executive Board Co.	38,456	1,444,023
FTI Consulting, Inc.*	52,702	1,964,731
Korn/Ferry International*	51,738	1,195,665
Manpower, Inc.	92,416	5,800,028
Navigant Consulting, Inc.*	55,555	511,106
Towers Watson & Co., Class A	50,897	2,649,698

		13,565,251

Road & Rail (1.2%)
Con-way, Inc.	62,553	2,287,563
J.B. Hunt Transport Services, Inc.	101,242	4,131,686
Kansas City Southern*	117,056	5,602,300
Landstar System, Inc.	55,679	2,279,498
Werner Enterprises, Inc.	49,663	1,122,384

		15,423,431

Trading Companies & Distributors (0.7%)
GATX Corp.	52,932	1,867,441
MSC Industrial Direct Co., Class A	50,869	3,290,716
United Rentals, Inc.*	68,008	1,547,182
Watsco, Inc.	31,800	2,005,944

		8,711,283

Total Industrials		205,092,277

Information Technology (15.3%)
Communications Equipment (1.5%)
ADTRAN, Inc.	72,073	2,609,763
Ciena Corp.*	105,200	2,214,460
CommScope, Inc.*	108,444	3,385,622
Plantronics, Inc.	54,440	2,026,257
Polycom, Inc.*	97,429	3,797,782
Riverbed Technology, Inc.*	167,600	5,894,492

		19,928,376

Computers & Peripherals (0.4%)
Diebold, Inc.	74,983	2,403,205
NCR Corp.*	180,398	2,772,717

		5,175,922

Electronic Equipment, Instruments & Components (2.3%)
Arrow Electronics, Inc.*	132,225	4,528,706
Avnet, Inc.*	173,296	5,723,967
Ingram Micro, Inc., Class A*	178,899	3,415,182
Itron, Inc.*	45,402	2,517,541
National Instruments Corp.	66,927	2,519,132
Tech Data Corp.*	53,281	2,345,430
Trimble Navigation Ltd.*	136,914	5,466,976
Vishay Intertechnology, Inc.*	185,393	2,721,569

		29,238,503

Internet Software & Services (1.0%)
AOL, Inc.*	121,800	2,887,878
Digital River, Inc.*	45,351	1,560,981
Equinix, Inc.*	52,472	4,263,875
Rackspace Hosting, Inc.*	110,800	3,480,228

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/MID CAP INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2010

	Number of Shares	Value (Note 1)

ValueClick, Inc.*	91,900	$1,473,157

		13,666,119

IT Services (2.5%)
Acxiom Corp.*	89,771	1,539,573
Alliance Data Systems Corp.*	59,109	4,198,512
Broadridge Financial Solutions, Inc.	142,451	3,123,950
Convergys Corp.*	139,100	1,831,947
CoreLogic, Inc.	118,955	2,203,047
DST Systems, Inc.	40,467	1,794,712
Gartner, Inc.*	83,385	2,768,382
Global Payments, Inc.	90,905	4,200,720
Jack Henry & Associates, Inc.	96,538	2,814,083
Lender Processing Services, Inc.	104,595	3,087,644
ManTech International Corp., Class A*	25,238	1,043,087
NeuStar, Inc., Class A*	83,806	2,183,146
SRA International, Inc., Class A*	47,874	979,023

		31,767,826

Office Electronics (0.2%)
Zebra Technologies Corp., Class A*	64,553	2,452,369

Semiconductors & Semiconductor Equipment (3.2%)
Atmel Corp.*	522,553	6,437,853
Cree, Inc.*	123,662	8,148,089
Fairchild Semiconductor International, Inc.*	139,294	2,174,379
Integrated Device Technology, Inc.*	177,841	1,184,421
International Rectifier Corp.*	78,540	2,331,853
Intersil Corp., Class A	142,042	2,168,981
Lam Research Corp.*	140,166	7,257,795
RF Micro Devices, Inc.*	313,830	2,306,651
Semtech Corp.*	69,840	1,581,178
Silicon Laboratories, Inc.*	49,893	2,296,076
Skyworks Solutions, Inc.*	209,000	5,983,670

		41,870,946

Software (4.2%)
ACI Worldwide, Inc.*	37,356	1,003,756
Advent Software, Inc.*	17,771	1,029,296
ANSYS, Inc.*	103,768	5,403,200
Cadence Design Systems, Inc.*	305,150	2,520,539
Concur Technologies, Inc.*	52,000	2,700,360
FactSet Research Systems, Inc.	52,842	4,954,466
Fair Isaac Corp.	46,784	1,093,342
Informatica Corp.*	107,065	4,714,072
Mentor Graphics Corp.*	122,847	1,474,164
MICROS Systems, Inc.*	91,968	4,033,717
Parametric Technology Corp.*	134,468	3,029,564
Quest Software, Inc.*	68,560	1,901,854
Rovi Corp.*	119,944	7,437,727
Solera Holdings, Inc.	80,100	4,110,732
Synopsys, Inc.*	169,434	4,559,469
TIBCO Software, Inc.*	190,500	3,754,755

		53,721,013

Total Information Technology		197,821,074

	Number of Shares	Value (Note 1)

Materials (6.7%)
Chemicals (3.3%)
Albemarle Corp.	104,368	$5,821,647
Ashland, Inc.	89,929	4,573,789
Cabot Corp.	74,664	2,811,099
Cytec Industries, Inc.	56,399	2,992,531
Intrepid Potash, Inc.*	49,800	1,857,042
Lubrizol Corp.	75,836	8,105,352
Minerals Technologies, Inc.	20,854	1,364,060
NewMarket Corp.	11,100	1,369,407
Olin Corp.	89,097	1,828,270
RPM International, Inc.	146,166	3,230,269
Scotts Miracle-Gro Co., Class A	52,505	2,665,679
Sensient Technologies Corp.	55,908	2,053,501
Valspar Corp.	112,331	3,873,173

		42,545,819

Construction Materials (0.4%)
Martin Marietta Materials, Inc.	51,948	4,791,684

Containers & Packaging (1.5%)
AptarGroup, Inc.	75,780	3,604,855
Greif, Inc., Class A	35,590	2,203,021
Packaging Corp. of America	116,415	3,008,163
Rock-Tenn Co., Class A	44,400	2,395,380
Silgan Holdings, Inc.	57,400	2,055,494
Sonoco Products Co.	117,418	3,953,464
Temple-Inland, Inc.	123,141	2,615,515

		19,835,892

Metals & Mining (1.4%)
Carpenter Technology Corp.	50,238	2,021,577
Commercial Metals Co.	130,575	2,166,239
Compass Minerals International, Inc.	37,300	3,329,771
Reliance Steel & Aluminum Co.	85,099	4,348,559
Steel Dynamics, Inc.	247,585	4,530,805
Worthington Industries, Inc.	64,319	1,183,470

		17,580,421

Paper & Forest Products (0.1%)
Louisiana-Pacific Corp.*	150,992	1,428,384

Total Materials		86,182,200

Telecommunication Services (0.8%)
Diversified Telecommunication Services (0.3%)
Cincinnati Bell, Inc.*	224,366	628,225
tw telecom, Inc.*	170,300	2,903,615

		3,531,840

Wireless Telecommunication Services (0.5%)
Syniverse Holdings, Inc.*	80,156	2,472,812
Telephone & Data Systems, Inc.	103,807	3,794,146

		6,266,958

Total Telecommunication Services		9,798,798

Utilities (5.8%)
Electric Utilities (1.7%)
Cleco Corp.	69,372	2,133,883
DPL, Inc.	135,693	3,488,667
Great Plains Energy, Inc.	154,786	3,001,301

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/MID CAP INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2010

	Number of Shares	Value (Note 1)

Hawaiian Electric Industries, Inc.	107,493	$2,449,765
IDACORP, Inc.	56,162	2,076,871
NV Energy, Inc.	268,280	3,769,334
PNM Resources, Inc.	97,279	1,266,573
Westar Energy, Inc.	127,159	3,199,320

		21,385,714

Gas Utilities (2.0%)
AGL Resources, Inc.	89,078	3,193,446
Atmos Energy Corp.	103,200	3,219,840
Energen Corp.	81,995	3,957,079
National Fuel Gas Co.	93,703	6,148,791
Questar Corp.	197,300	3,434,993
UGI Corp.	126,060	3,980,975
WGL Holdings, Inc.	58,337	2,086,714

		26,021,838

Independent Power Producers & Energy Traders (0.0%)
Dynegy, Inc.*	113,920	640,230

Multi-Utilities (1.8%)
Alliant Energy Corp.	126,395	4,647,544
Black Hills Corp.	44,049	1,321,470
MDU Resources Group, Inc.	214,715	4,352,273
NSTAR	118,139	4,984,284
OGE Energy Corp.	111,179	5,063,092
Vectren Corp.	93,299	2,367,929

		22,736,592

Water Utilities (0.3%)
Aqua America, Inc.	156,966	3,528,596

Total Utilities		74,312,970

Total Common Stocks (98.1%) (Cost $764,715,019)		1,264,501,892

	Principal Amount	Value (Note 1)

SHORT-TERM INVESTMENTS:
Government Securities (0.1%)
U.S. Treasury Bills 0.12%, 1/20/11#(p)	$2,055,000	$2,054,862

Time Deposit (1.8%)
JPMorgan Chase Nassau 0.000%, 1/3/11	23,162,758	23,162,758

Total Short-Term Investments (1.9%) (Cost $25,217,633)		25,217,620

Total Investments (100.0%) (Cost $789,932,652)		1,289,719,512
Other Assets Less Liabilities (0.0%)		(212,018)

Net Assets (100%)		$1,289,507,494

*	Non-income producing.
#	All, or a portion of security held by broker as collateral for financial futures contracts, with a total collateral value of $2,054,862.
(p)	Yield to maturity.

At December 31, 2010, the Portfolio had the following futures contracts open: (Note 1)

Purchase	Number of Contracts	Expiration Date	Original Value	Value at 12/31/2010	Unrealized Appreciation/ (Depreciation)
S&P MidCap 400 E-Mini Index	289	March-11	$25,610,385	$26,163,170	$552,785

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2010:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with rules under the Investment Company Act of 1940. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/MID CAP INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2010

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Common Stocks
Consumer Discretionary	$180,583,904	$—	$—	$180,583,904
Consumer Staples	45,689,582	—	—	45,689,582
Energy	75,016,542	—	—	75,016,542
Financials	249,394,437	—	—	249,394,437
Health Care	140,610,108	—	—	140,610,108
Industrials	205,092,277	—	—	205,092,277
Information Technology	197,821,074	—	—	197,821,074
Materials	86,182,200	—	—	86,182,200
Telecommunication Services	9,798,798	—	—	9,798,798
Utilities	74,312,970	—	—	74,312,970
Futures	552,785	—	—	552,785
Short-Term Investments	—	25,217,620	—	25,217,620

Total Assets	$1,265,054,677	$25,217,620	$—	$1,290,272,297

Total Liabilities	$—	$—	$—	$—

Total	$1,265,054,677	$25,217,620	$—	$1,290,272,297

Fair Values of Derivative Instruments as of December 31, 2010:

Statement of Assets and Liabilities
Derivatives Not Accounted for as Hedging Instruments^	Asset Derivatives	Fair Value
Interest rate contracts	Receivables, Net Assets - Unrealized appreciation	$—	*
Foreign exchange contracts	Receivables	—
Credit contracts	Receivables	—
Equity contracts	Receivables, Net Assets - Unrealized appreciation	552,785	*
Commodity contracts	Receivables	—
Other contracts	Receivables	—

Total		$552,785

Liability Derivatives
Interest rate contracts	Payables, Net Assets - Unrealized depreciation	$—	*
Foreign exchange contracts	Payables	—
Credit contracts	Payables	—
Equity contracts	Payables, Net Assets - Unrealized depreciation	—	*
Commodity contracts	Payables	—
Other contracts	Payables	—

Total		$—

* Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets & Liabilities.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/MID CAP INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2010

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2010:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Options	Futures	Forward Currency Contracts	Swaps	Total
Interest rate contracts	$—	$—	$—	$—	$—
Foreign exchange contracts	—	—	—	—	—
Credit contracts	—	—	—	—	—
Equity contracts	—	6,396,265	—	—	6,396,265
Commodity contracts	—	—	—	—	—
Other contracts	—	—	—	—	—

Total	$—	$6,396,265	$—	$—	$6,396,265

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Options	Futures	Forward Currency Contracts	Swaps	Total
Interest rate contracts	$—	$—	$—	$—	$—
Foreign exchange contracts	—	—	—	—	—
Credit contracts	—	—	—	—	—
Equity contracts	—	(617,576)	—	—	(617,576)
Commodity contracts	—	—	—	—	—
Other contracts	—	—	—	—	—

Total	$—	$(617,576)	$—	$—	$(617,576)

The Portfolio held futures contracts with an average notional balance of approximately $25,285,000 during the year ended December 31, 2010.

^ This Portfolio held futures contracts as a substitute for investing in conventional securities and hedging.

Investment security transactions for the year ended December 31, 2010 were as follows:

Cost of Purchases:
Stocks	$130,826,348
Net Proceeds of Sales and Redemptions:
Stocks	$278,612,586

As of December 31, 2010, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$501,318,360
Aggregate gross unrealized depreciation	(7,680,029)

Net unrealized appreciation	$493,638,331

Federal income tax cost of investments	$796,081,181

The Portfolio has a net capital loss carryforward of $611,921,459 of which $296,591,628 expires in the year 2016 and $315,329,831 expires in the year 2017. The Portfolio utilized net capital loss carryforward of $119,986,878 during 2010.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/MID CAP INDEX PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2010

ASSETS
Investments at value (Cost $789,932,652)	$1,289,719,512
Cash	39,036
Dividends, interest and other receivables	1,005,179
Receivable from Separate Accounts for Trust shares sold	867,476
Other assets	6,458

Total assets	1,291,637,661

LIABILITIES
Payable to Separate Accounts for Trust shares redeemed	1,200,925
Investment management fees payable	379,586
Distribution fees payable - Class IB	252,685
Variation margin payable on futures contracts	182,070
Administrative fees payable	113,170
Trustees’ fees payable	1,636
Accrued expenses	95

Total liabilities	2,130,167

NET ASSETS	$1,289,507,494

Net assets were comprised of:
Paid in capital	$1,407,624,627
Accumulated undistributed net investment income (loss)	457,776
Accumulated undistributed net realized gain (loss) on investments, futures and foreign currency transactions	(618,914,554)
Unrealized appreciation (depreciation) on investments, futures and foreign currency translations	500,339,645

Net assets	$1,289,507,494

Class IA
Net asset value, offering and redemption price per share, $87,620,520 / 10,403,245 shares outstanding (unlimited amount authorized: $0.01 par value)	$8.42

Class IB
Net asset value, offering and redemption price per share, $1,201,886,974 / 144,667,938 shares outstanding (unlimited amount authorized: $0.01 par value)	$8.31

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2010

INVESTMENT INCOME
Dividends	$17,093,516
Interest	2,187
Securities lending (net)	48,624

Total income	17,144,327

EXPENSES
Investment management fees	4,152,718
Distribution fees - Class IB	2,697,526
Administrative fees	1,245,239
Printing and mailing expenses	115,100
Professional fees	40,934
Custodian fees	39,000
Trustees’ fees	27,370
Miscellaneous	27,533

Gross expenses	8,345,420
Less: Fees paid indirectly	(9,353)

Net expenses	8,336,067

NET INVESTMENT INCOME (LOSS)	8,808,260

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Securities	115,590,684
Futures	6,396,265
Foreign currency transactions	167

Net realized gain (loss)	121,987,116

Change in unrealized appreciation (depreciation) on:
Securities	147,259,385
Futures	(617,576)
Foreign currency translations	19

Net change in unrealized appreciation (depreciation)	146,641,828

NET REALIZED AND UNREALIZED GAIN (LOSS)	268,628,944

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$277,437,204

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/MID CAP INDEX PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2010	2009
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$8,808,260	$12,278,306
Net realized gain (loss) on investments, futures and foreign currency transactions	121,987,116	116,318,932
Net change in unrealized appreciation (depreciation) on investments, futures and foreign currency translations	146,641,828	311,543,428

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	277,437,204	440,140,666

DIVIDENDS:
Dividends from net investment income
Class IA	(803,201)	(1,507,424)
Class IB	(8,027,013)	(9,681,260)

TOTAL DIVIDENDS	(8,830,214)	(11,188,684)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 1,097,292 and 64,006,126 shares, respectively ]	8,025,009	269,260,229
Capital shares issued in reinvestment of dividends [ 96,114 and 228,481 shares, respectively ]	803,201	1,507,424
Capital shares repurchased [ (9,895,746) and (52,955,877) shares, respectively ]	(75,088,620)	(334,454,231)

Total Class IA transactions	(66,260,410)	(63,686,578)

Class IB
Capital shares sold [ 10,858,485 and 18,385,435 shares, respectively ]	79,254,739	96,008,178
Capital shares issued in reinvestment of dividends [ 973,677 and 1,487,478 shares, respectively ]	8,027,013	9,681,260
Capital shares repurchased [ (24,570,045) and (22,541,029) shares, respectively ]	(175,967,419)	(123,021,167)

Total Class IB transactions	(88,685,667)	(17,331,729)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(154,946,077)	(81,018,307)

TOTAL INCREASE (DECREASE) IN NET ASSETS	113,660,913	347,933,675
NET ASSETS:
Beginning of year	1,175,846,581	827,912,906

End of year (a)	$1,289,507,494	$1,175,846,581

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$457,776	$250,151

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/MID CAP INDEX PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IA	2010	2009	2008		2007		2006
Net asset value, beginning of year	$6.74	$5.00	$10.09		$10.75		$10.35

Income (loss) from investment operations:
Net investment income (loss)	0.07 (e)	0.07 (e)	0.10	(e)	0.02	(e)	0.02	(e)
Net realized and unrealized gain (loss) on investments, futures and foreign currency transactions	1.69	1.75	(5.02)		0.84		1.16

Total from investment operations	1.76	1.82	(4.92)		0.86		1.18

Less distributions:
Dividends from net investment income	(0.08)	(0.08)	(0.08)		—		(0.03)
Distributions from net realized gains	—	—	(0.09)		(1.52)		(0.75)

Total dividends and distributions	(0.08)	(0.08)	(0.17)		(1.52)		(0.78)

Net asset value, end of year	$8.42	$6.74	$5.00		$10.09		$10.75

Total return	26.09%	36.43%	(49.10)%		8.25%		11.79%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$87,621	$128,836	$39,101		$63,363		$51,403
Ratio of expenses to average net assets:
After waivers	0.48%	0.51%	0.76%		0.75%		0.75%
After waivers and fees paid indirectly	0.48%	0.50%	0.58%		0.75%		0.72%
Before waivers and fees paid indirectly	0.48%	0.51%	0.82%		0.81%		0.80%
Ratio of net investment income to average net assets:
After waivers	0.95%	1.21%	1.07%		0.19%		0.19%
After waivers and fees paid indirectly	0.95%	1.21%	1.25%		0.20%		0.22%
Before waivers and fees paid indirectly	0.95%	1.20%	1.01%		0.13%		0.15%
Portfolio turnover rate	11%	16%	239%		112%		155%

	Year Ended December 31,
Class IB	2010	2009	2008		2007		2006
Net asset value, beginning of year	$6.65	$4.93	$9.96		$10.65		$10.26

Income (loss) from investment operations:
Net investment income (loss)	0.05 (e)	0.06 (e)	0.07	(e)	(0.01	)(e)	—	#(e)
Net realized and unrealized gain (loss) on investments, futures and foreign currency transactions	1.67	1.72	(4.94)		0.84		1.14

Total from investment operations	1.72	1.78	(4.87)		0.83		1.14

Less distributions:
Dividends from net investment income	(0.06)	(0.06)	(0.07)		—		—	#
Distributions from net realized gains	—	—	(0.09)		(1.52)		(0.75)

Total dividends and distributions	(0.06)	(0.06)	(0.16)		(1.52)		(0.75)

Net asset value, end of year	$8.31	$6.65	$4.93		$9.96		$10.65

Total return	25.81%	36.18%	(49.28)%		8.05%		11.51%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$1,201,887	$1,047,011	$788,812		$1,611,257		$1,516,836
Ratio of expenses to average net assets:
After waivers	0.73%	0.75%	1.01%		1.00%		1.00%
After waivers and fees paid indirectly	0.72%	0.74%	0.83	%(c)	1.00%		0.97	%(c)
Before waivers and fees paid indirectly	0.73%	0.76%	1.07%		1.06%		1.05	%(c)
Ratio of net investment income to average net assets:
After waivers	0.72%	1.07%	0.76%		(0.06)%		(0.04)%
After waivers and fees paid indirectly	0.72%	1.08%	0.93%		(0.06)%		—	%‡‡
Before waivers and fees paid indirectly	0.72%	1.06%	0.71%		(0.12)%		(0.08)%
Portfolio turnover rate	11%	16%	239%		112%		155%
#	Per share amount is less than $0.005
‡‡	Amount is less than 0.01%.
(c)	Reflects overall fund ratios for non-class specific expense.
(e)	Net investment income per share is based on average shares outstanding.

See Notes to Financial Statements.

EQ/MID CAP VALUE PLUS PORTFOLIO (Unaudited)

PORTFOLIO ADVISERS

➢	AXA Equitable Life Insurance Company

➢	BlackRock Investment Management, LLC.***

➢	Wellington Management Company, LLP

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/10
	1 Year	5 Years	10 Years	Since Incept.**
Portfolio – Class IA Shares*	22.45%	2.43%	5.88%	5.38%
Portfolio – Class IB Shares	22.47	2.16	5.61	5.13
Russell Mid Cap® Value Index	24.75	4.08	8.07	9.61

*   Date of inception 11/24/98. Returns shown for Class IA shares prior to this period are derived from the historical performance of Class IB shares adjusted to reflect the 12b-1 fees, applicable to Class IB shares; Class IA shares are not subject to any 12b-1 fees.

** Date of inception 5/1/97

    Returns for periods greater than one year are annualized

Past performance is not indicative of future results.

***	Effective February 12, 2010, BlackRock Investment Management LLC replaced SSgA Funds Management, Inc. as a sub-advisor of the Portfolio.

PERFORMANCE SUMMARY

The Portfolio’s Class IA shares returned 22.45% for the year ended December 31, 2010. The Portfolio’s benchmark, the Russell Mid Cap® Value Index, returned 24.75% over the same period.

The Portfolio’s assets were allocated between three investment managers. The Portfolio Highlights below reflect the views of Wellington Management Company, LLP, who manages a portion of the Portfolio through active security and sector selection. Another allocated portion of the Portfolio, managed by BlackRock Investment Management, LLC, is designed to track the performance of the Russell Mid Cap® Value Index. Additionally, AXA Equitable manages an allocated portion of the portfolio which may invest in exchange-traded funds (ETFs).

Portfolio Highlights

What helped performance during the year:

•	For the year, stock selection was the primary driver of outperformance. Stock selection was particularly strong in the Financials, Telecommunications, and Utilities sectors.

•	Sector allocation was marginally positive. Both an underweight to the lagging Utilities sector and an overweight to the top performing Materials sector were additive.

•

Virgin Media (Consumer Discretionary sector) was a leading contributor to relative performance. Shares of this UK cable operator continued to advance given a combination of attractive valuation and strong fundamentals.

•

Impax Labs (Health Care sector) contributed to relative performance. A specialty pharmaceutical company that engages in the development of branded and generic drugs, the company benefited from strong growth in revenue and profits during the year.

•

CF Industries (Materials sector) aided relative returns. This producer of nitrogen and phosphate fertilizers rallied as downward revisions to U.S. corn crop estimates, plus weather events outside the U.S., pushed up grain prices, a positive for fertilizer demand.

What hurt performance during the year:

•	Security selection in the Consumer Staples, Consumer Discretionary and Materials sectors detracted from relative performance.

•

Amedisys (Health Care sector) was a leading detractor from relative returns. Multiple headwinds caused a perfect storm for this provider of home health and hospice services and the industry as a whole. Shares fell as a result of larger than expected Medicare reimbursement cuts and government investigations into industry practices.

•

MDC Holdings (Consumer Discretionary sector) held back the Portfolio’s relative performance. Shares of this homebuilder and financier lagged over the period as it remains modestly unprofitable in this depressed level of new home sales. An overweight position detracted from relative results.

•

PureCircle (Consumer Staples sector) dampened relative returns. This young company with a dominant share of a promising new type of natural sweetener called Stevia had a significant earnings miss during the year due to a change in their contractual relationship with a major customer.

•

The Portfolio’s use of futures to reduce equity exposure on several highly volatile days in May helped reduce the Portfolio’s risk profile, but detracted from returns when markets rose but volatility remained high.

Sector Weightings as of 12/31/10	% of Net Assets
Financials	23.4%
Industrials	10.7
Investment companies	10.3
Consumer Discretionary	8.7
Utilities	8.3
Energy	8.0
Information Technology	6.1
Materials	5.8
Health Care	4.7
Consumer Staples	4.4
Telecommunication Services	1.1
Cash and Other	8.5

100.0%

EQ/MID CAP VALUE PLUS PORTFOLIO (Unaudited)

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2010 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/10	Ending Account Value 12/31/10	Expenses Paid During Period* 7/1/10 - 12/31/10
Class IA
Actual	$1,000.00	$1,264.10	$4.11
Hypothetical (5% average return before expenses)	1,000.00	1,021.58	3.67
Class IB
Actual	1,000.00	1,266.40	5.54
Hypothetical (5% average return before expenses)	1,000.00	1,020.32	4.94

*   Expenses are equal to the Portfolio’s Class IA and Class IB shares annualized expense ratios of 0.72% and 0.97%, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

EQ ADVISORS TRUST

EQ/MID CAP VALUE PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2010

	Number of Shares	Value (Note 1)

COMMON STOCKS:
Consumer Discretionary (8.7%)
Auto Components (0.3%)
Autoliv, Inc.	28,892	$2,280,735
BorgWarner, Inc.*	4,657	336,981
Federal-Mogul Corp.*	7,729	159,604
Lear Corp.*	17,778	1,754,866
TRW Automotive Holdings Corp.*	12,992	684,678

		5,216,864

Automobiles (0.0%)
Tesla Motors, Inc.*	2,377	63,300

Distributors (0.2%)
Genuine Parts Co.	81,388	4,178,460

Diversified Consumer Services (0.3%)
DeVry, Inc.	76,900	3,689,662
Education Management Corp.*	9,612	173,977
H&R Block, Inc.	92,803	1,105,284
Service Corp. International	130,645	1,077,821

		6,046,744

Hotels, Restaurants & Leisure (0.6%)
Brinker International, Inc.	6,122	127,827
Choice Hotels International, Inc.	13,260	507,460
Hyatt Hotels Corp., Class A*	22,373	1,023,789
International Speedway Corp., Class A	9,985	261,308
MGM Resorts International*	128,611	1,909,873
Penn National Gaming, Inc.*	34,868	1,225,610
Royal Caribbean Cruises Ltd.*	41,270	1,939,690
Thomas Cook Group plc	521,692	1,549,445
Wendy’s/Arby’s Group, Inc., Class A	104,019	480,568
Wyndham Worldwide Corp.	92,253	2,763,900

		11,789,470

Household Durables (2.0%)
D.R. Horton, Inc.	142,724	1,702,697
Fortune Brands, Inc.	68,626	4,134,717
Garmin Ltd.	54,071	1,675,660
Harman International Industries, Inc.*	18,675	864,653
Jarden Corp.	47,266	1,459,102
KB Home	39,435	531,978
Leggett & Platt, Inc.	31,036	706,379
Lennar Corp., Class A	81,623	1,530,431
M.D.C. Holdings, Inc.	295,377	8,497,996
Mohawk Industries, Inc.*	25,274	1,434,552
Newell Rubbermaid, Inc.	148,799	2,705,166
Pulte Group, Inc.*	172,033	1,293,688
Stanley Black & Decker, Inc.	82,145	5,493,036
Toll Brothers, Inc.*	379,069	7,202,311
Whirlpool Corp.	22,025	1,956,481

		41,188,847

Internet & Catalog Retail (0.3%)
Expedia, Inc.	61,814	1,550,913
Liberty Media Corp. - Interactive*	306,165	4,828,222

		6,379,135

	Number of Shares	Value (Note 1)

Leisure Equipment & Products (0.4%)
Mattel, Inc.	364,625	$9,272,414

Media (2.8%)
Cablevision Systems Corp. - New York Group, Class A	120,664	4,083,270
CBS Corp., Class B	664,832	12,665,050
Central European Media Enterprises Ltd., Class A*	19,335	393,467
Clear Channel Outdoor Holdings, Inc., Class A*	20,347	285,672
Discovery Communications, Inc., Class A*	39,203	1,634,765
DISH Network Corp., Class A*	102,615	2,017,411
Gannett Co., Inc.	122,087	1,842,293
John Wiley & Sons, Inc., Class A	1,706	77,179
Lamar Advertising Co., Class A*	23,294	928,033
Liberty Global, Inc., Class A*	121,219	4,288,728
Liberty Media Corp. - Capital*	37,555	2,349,441
Liberty Media Corp. - Starz*	26,283	1,747,294
Madison Square Garden, Inc., Class A*	20,988	541,071
McGraw-Hill Cos., Inc.	48,195	1,754,780
Meredith Corp.	10,586	366,805
New York Times Co., Class A*	69,562	681,707
Regal Entertainment Group, Class A	31,781	373,109
Virgin Media, Inc.	695,840	18,954,681
Washington Post Co., Class B	2,864	1,258,728

		56,243,484

Multiline Retail (0.5%)
J.C. Penney Co., Inc.	81,757	2,641,569
Macy’s, Inc.	194,924	4,931,577
Sears Holdings Corp.*	23,258	1,715,277

		9,288,423

Specialty Retail (1.1%)
Aaron’s, Inc.	16,431	335,028
Abercrombie & Fitch Co., Class A	10,682	615,604
American Eagle Outfitters, Inc.	205,188	3,001,900
AnnTaylor Stores Corp.*	140,400	3,845,556
AutoNation, Inc.*	22,313	629,227
Foot Locker, Inc.	80,277	1,575,035
GameStop Corp., Class A*	78,354	1,792,739
Office Depot, Inc.*	127,101	686,345
RadioShack Corp.	58,379	1,079,428
Ross Stores, Inc.	121,300	7,672,225
Signet Jewelers Ltd.*	43,838	1,902,569

		23,135,656

Textiles, Apparel & Luxury Goods (0.2%)
VF Corp.	45,148	3,890,855

Total Consumer Discretionary		176,693,652

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/MID CAP VALUE PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2010

	Number of Shares	Value (Note 1)

Consumer Staples (4.4%)
Beverages (0.9%)
Brown-Forman Corp., Class B	13,482	$938,617
Central European Distribution Corp.*	36,212	829,255
Coca-Cola Enterprises, Inc.	67,193	1,681,841
Constellation Brands, Inc., Class A*	94,058	2,083,385
Dr. Pepper Snapple Group, Inc.	80,781	2,840,260
Hansen Natural Corp.*	5,227	273,267
Molson Coors Brewing Co., Class B	189,950	9,533,590

		18,180,215

Food & Staples Retailing (0.3%)
BJ’s Wholesale Club, Inc.*	25,307	1,212,206
Safeway, Inc.	199,174	4,479,423
SUPERVALU, Inc.	108,806	1,047,802

		6,739,431

Food Products (2.6%)
Bunge Ltd.	117,785	7,717,273
Campbell Soup Co.	37,678	1,309,311
China Agri-Industries Holdings Ltd.	2,264,000	2,568,739
ConAgra Foods, Inc.	205,301	4,635,697
Corn Products International, Inc.	38,570	1,774,220
Cosan Ltd., Class A	20,235	275,601
Dean Foods Co.*	93,024	822,332
Del Monte Foods Co.	101,785	1,913,558
Flowers Foods, Inc.	24,429	657,384
H.J. Heinz Co.	95,629	4,729,810
Hershey Co.	32,806	1,546,803
Hormel Foods Corp.	35,419	1,815,578
J.M. Smucker Co.	61,056	4,008,326
Maple Leaf Foods, Inc.	215,500	2,470,231
McCormick & Co., Inc. (Non-Voting)	34,026	1,583,230
Mead Johnson Nutrition Co.	90,398	5,627,276
PureCircle Ltd.*	985,288	2,553,030
Ralcorp Holdings, Inc.*	28,139	1,829,316
Sara Lee Corp.	97,287	1,703,495
Smithfield Foods, Inc.*	70,476	1,453,920
Tyson Foods, Inc., Class A	153,033	2,635,228

		53,630,358

Household Products (0.2%)
Clorox Co.	4,192	265,270
Energizer Holdings, Inc.*	35,899	2,617,037

		2,882,307

Personal Products (0.1%)
Alberto-Culver Co.	34,097	1,262,953

Tobacco (0.3%)
Lorillard, Inc.	78,317	6,426,693

Total Consumer Staples		89,121,957

	Number of Shares	Value (Note 1)

Energy (8.0%)
Energy Equipment & Services (2.2%)
Atwood Oceanics, Inc.*	22,979	$858,725
Cameron International Corp.*	53,698	2,724,100
Cie Generale de Geophysique-Veritas (ADR)*	146,400	4,478,376
Diamond Offshore Drilling, Inc.	23,896	1,597,926
Dresser-Rand Group, Inc.*	4,108	174,960
Ensco plc (ADR)	98,400	5,252,592
Exterran Holdings, Inc.*	29,019	695,005
Helmerich & Payne, Inc.	48,234	2,338,384
McDermott International, Inc.*	24,907	515,326
Nabors Industries Ltd.*	87,865	2,061,313
Oceaneering International, Inc.*	28,266	2,081,226
Oil States International, Inc.*	24,069	1,542,582
Patterson-UTI Energy, Inc.	78,868	1,699,605
Pride International, Inc.*	54,374	1,794,342
Rowan Cos., Inc.*	56,536	1,973,672
SBM Offshore N.V.	216,798	4,876,022
SEACOR Holdings, Inc.	10,879	1,099,758
Superior Energy Services, Inc.*	37,383	1,308,031
Tidewater, Inc.	26,585	1,431,336
Unit Corp.*	20,623	958,557
Weatherford International Ltd.*	226,513	5,164,496

		44,626,334

Oil, Gas & Consumable Fuels (5.8%)
Alpha Natural Resources, Inc.*	53,802	3,229,734
Arch Coal, Inc.	24,398	855,394
Atlas Energy, Inc.*	10,812	475,404
Cabot Oil & Gas Corp.	199,164	7,538,357
Cobalt International Energy, Inc.*	230,102	2,809,545
Comstock Resources, Inc.*	24,244	595,433
Consol Energy, Inc.	177,090	8,631,367
Continental Resources, Inc.*	1,469	86,451
Denbury Resources, Inc.*	204,633	3,906,444
El Paso Corp.	294,331	4,049,994
EQT Corp.	5,108	229,043
Forest Oil Corp.*	20,572	781,119
Frontier Oil Corp.*	54,230	976,682
Frontline Ltd.	4,682	118,782
Holly Corp.	7,380	300,883
Massey Energy Co.	52,776	2,831,432
Murphy Oil Corp.	86,505	6,448,948
Newfield Exploration Co.*	179,272	12,927,304
Noble Energy, Inc.	89,480	7,702,438
Overseas Shipholding Group, Inc.	97,246	3,444,453
Peabody Energy Corp.	137,732	8,812,093
Petrohawk Energy Corp.*	44,912	819,644
Pioneer Natural Resources Co.	59,419	5,158,758
Plains Exploration & Production Co.*	71,813	2,308,070
QEP Resources, Inc.	89,746	3,258,677
Quicksilver Resources, Inc.*	311,532	4,591,982
SandRidge Energy, Inc.*	76,396	559,219
SM Energy Co.	10,360	610,515

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/MID CAP VALUE PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2010

	Number of Shares	Value (Note 1)

Southern Union Co.	63,808	$1,535,858
Spectra Energy Corp.	332,082	8,298,729
Sunoco, Inc.	61,797	2,491,037
Teekay Corp.	21,720	718,498
Tesoro Corp.*	72,404	1,342,370
Valero Energy Corp.	289,605	6,695,668
Whiting Petroleum Corp.*	27,879	3,267,140

		118,407,465

Total Energy		163,033,799

Financials (23.4%)
Capital Markets (2.6%)
Affiliated Managers Group, Inc.*	74,600	7,401,812
Ameriprise Financial, Inc.	218,578	12,579,164
Ares Capital Corp.	98,263	1,619,374
E*TRADE Financial Corp.*	112,793	1,804,688
Federated Investors, Inc., Class B	14,567	381,218
Invesco Ltd.	538,240	12,950,055
Janus Capital Group, Inc.	85,621	1,110,504
Jefferies Group, Inc.	59,760	1,591,409
Legg Mason, Inc.	79,107	2,869,211
LPL Investment Holdings, Inc.*	6,956	252,990
Raymond James Financial, Inc.	50,872	1,663,515
Solar Capital Ltd.	130,699	3,238,721
TD Ameritrade Holding Corp.	323,500	6,143,265

		53,605,926

Commercial Banks (4.0%)
Associated Banc-Corp	88,647	1,343,002
BancorpSouth, Inc.	42,839	683,282
Bank of Hawaii Corp.	16,719	789,304
BOK Financial Corp.	12,934	690,676
CapitalSource, Inc.	165,394	1,174,297
CIT Group, Inc.*	102,528	4,829,069
City National Corp./California	23,315	1,430,608
Comerica, Inc.	317,774	13,422,774
Commerce Bancshares, Inc./Missouri	39,040	1,551,059
Cullen/Frost Bankers, Inc.	26,877	1,642,722
East West Bancorp, Inc.	75,843	1,482,731
Fifth Third Bancorp	407,367	5,980,148
First Citizens BancShares, Inc./North Carolina, Class A	2,779	525,370
First Horizon National Corp.*	121,285	1,428,737
First Midwest Bancorp, Inc./Illinois	48,210	555,379
Fulton Financial Corp.	101,705	1,051,630
Huntington Bancshares, Inc./Ohio	924,867	6,353,836
KeyCorp	450,611	3,987,907
M&T Bank Corp.	37,714	3,283,004
Marshall & Ilsley Corp.	270,278	1,870,324
Popular, Inc.*	2,337,905	7,341,022
Regions Financial Corp.	643,726	4,506,082
SunTrust Banks, Inc.	256,139	7,558,662
Synovus Financial Corp.	401,444	1,059,812
TCF Financial Corp.	72,884	1,079,412
Umpqua Holdings Corp.	176,300	2,147,334

	Number of Shares	Value (Note 1)

Valley National Bancorp	82,522	$1,180,065
Wilmington Trust Corp.	46,801	203,116
Zions Bancorp	88,624	2,147,359

		81,298,723

Consumer Finance (0.4%)
Discover Financial Services	278,728	5,164,830
Green Dot Corp., Class A*	699	39,661
SLM Corp.*	248,979	3,134,646

		8,339,137

Diversified Financial Services (1.1%)
CBOE Holdings, Inc.	4,079	93,246
Interactive Brokers Group, Inc., Class A	13,171	234,707
Leucadia National Corp.	99,895	2,914,936
NASDAQ OMX Group, Inc.*	62,589	1,483,985
NYSE Euronext	104,882	3,144,363
PHH Corp.*	665,400	15,404,010

		23,275,247

Insurance (7.2%)
Alleghany Corp.*	3,427	1,049,930
Allied World Assurance Co. Holdings Ltd.	21,835	1,297,872
American Financial Group, Inc./Ohio	44,011	1,421,115
American International Group, Inc.*	61,962	3,570,250
American National Insurance Co.	3,593	307,633
Aon Corp.	138,005	6,349,610
Arch Capital Group Ltd.*	23,905	2,104,835
Arthur J. Gallagher & Co.	39,850	1,158,838
Aspen Insurance Holdings Ltd.	39,638	1,134,440
Assurant, Inc.	57,321	2,208,005
Assured Guaranty Ltd.	94,506	1,672,756
Axis Capital Holdings Ltd.	44,038	1,580,083
Brown & Brown, Inc.	27,117	649,181
Cincinnati Financial Corp.	74,911	2,373,930
CNA Financial Corp.*	13,532	366,041
Endurance Specialty Holdings Ltd.	18,939	872,520
Erie Indemnity Co., Class A	4,077	266,921
Everest Reinsurance Group Ltd.	110,984	9,413,663
Fidelity National Financial, Inc., Class A	484,438	6,627,112
Genworth Financial, Inc., Class A*	204,312	2,684,660
Hanover Insurance Group, Inc.	22,991	1,074,140
Hartford Financial Services Group, Inc.	208,498	5,523,112
HCC Insurance Holdings, Inc.	58,951	1,706,042
Lincoln National Corp.	155,035	4,311,523
Markel Corp.*	5,027	1,900,860
Marsh & McLennan Cos., Inc.	21,665	592,321
MBIA, Inc.*	78,596	942,366
Mercury General Corp.	13,720	590,097
Old Republic International Corp.	132,636	1,807,829

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/MID CAP VALUE PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2010

	Number of Shares	Value (Note 1)

OneBeacon Insurance Group Ltd., Class A	11,813	$179,085
PartnerReinsurance Ltd.	40,108	3,222,678
Platinum Underwriters Holdings Ltd.	193,000	8,679,210
Principal Financial Group, Inc.	425,471	13,853,336
Progressive Corp.	343,559	6,826,517
Protective Life Corp.	43,885	1,169,096
Reinsurance Group of America, Inc.	269,025	14,449,333
RenaissanceReinsurance Holdings Ltd.	28,013	1,784,148
StanCorp Financial Group, Inc.	24,279	1,095,954
Symetra Financial Corp.	17,937	245,737
Torchmark Corp.	42,296	2,526,763
Transatlantic Holdings, Inc.	32,967	1,701,757
Unitrin, Inc.	26,125	641,107
Unum Group	646,787	15,665,181
Validus Holdings Ltd.	33,676	1,030,822
W. R. Berkley Corp.	61,636	1,687,594
Wesco Financial Corp.	691	254,571
White Mountains Insurance Group Ltd.	3,907	1,311,189
XL Group plc	165,671	3,614,941

		145,496,704

Real Estate Investment Trusts (REITs) (6.1%)
Alexandria Real Estate Equities, Inc. (REIT)	28,095	2,058,240
AMB Property Corp. (REIT)	191,584	6,075,129
Annaly Capital Management, Inc. (REIT)	317,655	5,692,377
Apartment Investment & Management Co. (REIT), Class A	30,358	784,451
AvalonBay Communities, Inc. (REIT)	42,534	4,787,202
Boston Properties, Inc. (REIT)	71,220	6,132,042
Brandywine Realty Trust (REIT)	67,327	784,359
BRE Properties, Inc. (REIT)	32,699	1,422,406
Camden Property Trust (REIT)	33,755	1,822,095
Chimera Investment Corp. (REIT)	516,682	2,123,563
CommonWealth REIT (REIT)	36,977	943,283
Corporate Office Properties Trust/Maryland (REIT)	34,268	1,197,667
Developers Diversified Realty Corp. (REIT)	102,162	1,439,462
Digital Realty Trust, Inc. (REIT)	2,404	123,902
Douglas Emmett, Inc. (REIT)	62,662	1,040,189
Duke Realty Corp. (REIT)	541,053	6,741,520
Equity Residential (REIT)	135,693	7,049,251
Essex Property Trust, Inc. (REIT)	9,429	1,076,980
Federal Realty Investment Trust (REIT)	12,643	985,269
General Growth Properties, Inc. (REIT)	37,495	580,423

	Number of Shares	Value (Note 1)

HCP, Inc. (REIT)	158,919	$5,846,630
Health Care REIT, Inc. (REIT)	75,086	3,577,097
Hospitality Properties Trust (REIT)	63,255	1,457,395
Host Hotels & Resorts, Inc. (REIT)	337,078	6,023,584
Kimco Realty Corp. (REIT)	207,902	3,750,552
Liberty Property Trust (REIT)	58,030	1,852,318
Macerich Co. (REIT)	66,499	3,150,058
Mack-Cali Realty Corp. (REIT)	40,649	1,343,856
Nationwide Health Properties, Inc. (REIT)	64,703	2,353,895
Piedmont Office Realty Trust, Inc. (REIT), Class A	26,570	535,120
Plum Creek Timber Co., Inc. (REIT)	188,635	7,064,381
ProLogis (REIT)	384,145	5,547,054
Rayonier, Inc. (REIT)	28,896	1,517,618
Realty Income Corp. (REIT)	60,504	2,069,237
Regency Centers Corp. (REIT)	41,929	1,771,081
Senior Housing Properties Trust (REIT)	72,700	1,595,038
SL Green Realty Corp. (REIT)	39,962	2,697,835
Taubman Centers, Inc. (REIT)	27,983	1,412,582
UDR, Inc. (REIT)	87,091	2,048,380
Ventas, Inc. (REIT)	58,529	3,071,602
Vornado Realty Trust (REIT)	75,319	6,276,332
Weingarten Realty Investors (REIT)	61,620	1,464,091
Weyerhaeuser Co. (REIT)	274,403	5,194,449

		124,479,995

Real Estate Management & Development (1.1%)
BR Properties S.A.	1,040,000	11,377,350
Forest City Enterprises, Inc., Class A*	65,322	1,090,224
Howard Hughes Corp.*	2,740	149,111
Iguatemi Empresa de Shopping Centers S.A.	141,900	3,547,500
Multiplan Empreendimentos Imobiliarios S.A.	230,400	5,121,542
St. Joe Co.*	4,851	105,994

		21,391,721

Thrifts & Mortgage Finance (0.9%)
Beneficial Mutual Bancorp, Inc.*	279,806	2,470,687
Capitol Federal Financial, Inc.	223,407	2,660,778
First Niagara Financial Group, Inc.	107,152	1,497,985
Hudson City Bancorp, Inc.	221,776	2,825,426
New York Community Bancorp, Inc.	223,189	4,207,113
People’s United Financial, Inc.	190,669	2,671,273
TFS Financial Corp.	40,979	369,630
Washington Federal, Inc.	57,655	975,522

		17,678,414

Total Financials		475,565,867

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/MID CAP VALUE PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2010

	Number of Shares	Value (Note 1)

Health Care (4.7%)
Biotechnology (0.1%)
Cephalon, Inc.*	38,542	$2,378,812

Health Care Equipment & Supplies (0.8%)
Alere, Inc.*	30,511	1,116,703
Beckman Coulter, Inc.	35,933	2,703,240
Boston Scientific Corp.*	777,166	5,883,147
CareFusion Corp.*	72,449	1,861,939
Cooper Cos., Inc.	18,840	1,061,446
Hill-Rom Holdings, Inc.	5,086	200,236
Hologic, Inc.*	132,803	2,499,352
Kinetic Concepts, Inc.*	29,229	1,224,110
Teleflex, Inc.	17,269	929,245

		17,479,418

Health Care Providers & Services (2.2%)
AmerisourceBergen Corp.	265,200	9,048,624
Brookdale Senior Living, Inc.*	112,467	2,407,918
CIGNA Corp.	481,099	17,637,089
Community Health Systems, Inc.*	14,948	558,607
Coventry Health Care, Inc.*	75,833	2,001,991
Health Net, Inc.*	50,951	1,390,453
Humana, Inc.*	87,232	4,775,080
LifePoint Hospitals, Inc.*	28,341	1,041,532
MEDNAX, Inc.*	1,378	92,726
Omnicare, Inc.	55,581	1,411,202
Quest Diagnostics, Inc.	9,781	527,880
Team Health Holdings, Inc.*	68,500	1,064,490
Tenet Healthcare Corp.*	69,078	462,132
Universal Health Services, Inc., Class B	42,963	1,865,453

		44,285,177

Health Care Technology (0.0%)
Emdeon, Inc., Class A*	1,219	16,505

Life Sciences Tools & Services (0.2%)
Bio-Rad Laboratories, Inc., Class A*	9,988	1,037,254
Charles River Laboratories International, Inc.*	22,552	801,498
Life Technologies Corp.*	27,334	1,517,037
PerkinElmer, Inc.	32,911	849,762

		4,205,551

Pharmaceuticals (1.4%)
Endo Pharmaceuticals Holdings, Inc.*	299,196	10,684,289
Forest Laboratories, Inc.*	146,351	4,680,305
Impax Laboratories, Inc.*	355,400	7,147,094
King Pharmaceuticals, Inc.*	128,102	1,799,833
Mylan, Inc.*	35,241	744,643
Watson Pharmaceuticals, Inc.*	57,271	2,958,047

		28,014,211

Total Health Care		96,379,674

Industrials (10.7%)
Aerospace & Defense (1.5%)
Alliant Techsystems, Inc.*	1,238	92,144
BE Aerospace, Inc.*	49,302	1,825,653
Esterline Technologies Corp.*	87,600	6,008,484

	Number of Shares	Value (Note 1)

Goodrich Corp.	46,132	$4,062,845
ITT Corp.	94,051	4,900,998
L-3 Communications Holdings, Inc.	59,322	4,181,608
Rockwell Collins, Inc.	38,241	2,227,921
Spirit AeroSystems Holdings, Inc., Class A*	46,183	961,068
Teledyne Technologies, Inc.*	135,800	5,971,126

		30,231,847

Air Freight & Logistics (0.0%)
UTi Worldwide, Inc.	8,444	179,013

Airlines (0.9%)
AMR Corp.*	115,457	899,410
Copa Holdings S.A., Class A	5,693	334,976
Delta Air Lines, Inc.*	922,775	11,626,965
Southwest Airlines Co.	330,814	4,293,966
United Continental Holdings, Inc.*	21,633	515,298

		17,670,615

Building Products (0.2%)
Armstrong World Industries, Inc.	9,449	406,307
Masco Corp.	128,713	1,629,507
Owens Corning, Inc.*	25,912	807,159
USG Corp.*	20,552	345,890

		3,188,863

Commercial Services & Supplies (0.6%)
Avery Dennison Corp.	53,384	2,260,278
Cintas Corp.	68,095	1,903,936
Corrections Corp. of America*	48,104	1,205,486
Covanta Holding Corp.	62,542	1,075,097
KAR Auction Services, Inc.*	12,152	167,698
Pitney Bowes, Inc.	30,310	732,896
R.R. Donnelley & Sons Co.	100,147	1,749,568
Republic Services, Inc.	116,751	3,486,185
Waste Connections, Inc.	12,490	343,850

		12,924,994

Construction & Engineering (1.0%)
Aecom Technology Corp.*	36,009	1,007,172
Chicago Bridge & Iron Co. N.V. (N.Y. Shares)*	30,819	1,013,945
Fluor Corp.	86,112	5,705,781
Jacobs Engineering Group, Inc.*	25,381	1,163,719
KBR, Inc.	72,894	2,221,080
Quanta Services, Inc.*	107,792	2,147,217
Shaw Group, Inc.*	18,348	628,052
URS Corp.*	142,251	5,919,064

		19,806,030

Electrical Equipment (1.4%)
AMETEK, Inc.	169,950	6,670,537
Babcock & Wilcox Co.*	12,453	318,672
General Cable Corp.*	17,164	602,285
Hubbell, Inc., Class B	156,498	9,410,225
Regal-Beloit Corp.	3,201	213,699
Thomas & Betts Corp.*	235,257	11,362,913

		28,578,331

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/MID CAP VALUE PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2010

	Number of Shares	Value (Note 1)

Industrial Conglomerates (0.5%)
Carlisle Cos., Inc.	28,986	$1,151,904
Textron, Inc.	399,052	9,433,589

		10,585,493

Machinery (3.8%)
AGCO Corp.*	184,685	9,356,142
Barnes Group, Inc.	435,542	9,002,653
CNH Global N.V.*	10,922	521,416
Crane Co.	25,288	1,038,578
Dover Corp.	168,429	9,844,675
Eaton Corp.	63,439	6,439,693
Flowserve Corp.	4,316	514,554
Gardner Denver, Inc.	1,480	101,854
Harsco Corp.	38,182	1,081,314
IDEX Corp.	7,253	283,737
Ingersoll-Rand plc	164,911	7,765,659
Kennametal, Inc.	10,570	417,092
Parker Hannifin Corp.	59,179	5,107,148
Pentair, Inc.	309,171	11,287,833
Snap-On, Inc.	29,636	1,676,805
SPX Corp.	20,615	1,473,766
Terex Corp.*	309,322	9,601,355
Timken Co.	11,670	557,009
Trinity Industries, Inc.	40,638	1,081,377
Wabtec Corp.	20,760	1,097,997

		78,250,657

Marine (0.1%)
Alexander & Baldwin, Inc.	20,903	836,747
Kirby Corp.*	25,902	1,140,983

		1,977,730

Professional Services (0.3%)
Equifax, Inc.	64,899	2,310,404
FTI Consulting, Inc.*	4,652	173,427
Manpower, Inc.	41,967	2,633,849
Towers Watson & Co., Class A	18,576	967,066

		6,084,746

Road & Rail (0.3%)
Con-way, Inc.	25,380	928,147
Hertz Global Holdings, Inc.*	14,499	210,090
Kansas City Southern*	21,593	1,033,441
Ryder System, Inc.	12,808	674,213
Swift Transporation Co.*	269,500	3,371,445

		6,217,336

Trading Companies & Distributors (0.1%)
GATX Corp.	17,179	606,075
WESCO International, Inc.*	14,704	776,371

		1,382,446

Total Industrials		217,078,101

Information Technology (6.1%)
Communications Equipment (0.2%)
Brocade Communications Systems, Inc.*	227,627	1,204,147
CommScope, Inc.*	48,419	1,511,641
EchoStar Corp., Class A*	19,035	475,304
Tellabs, Inc.	197,508	1,339,104

		4,530,196

	Number of Shares	Value (Note 1)

Computers & Peripherals (0.3%)
Diebold, Inc.	26,534	$850,415
Lexmark International, Inc., Class A*	40,243	1,401,261
Seagate Technology plc*	69,469	1,044,119
Western Digital Corp.*	90,567	3,070,221

		6,366,016

Electronic Equipment, Instruments & Components (1.8%)
Arrow Electronics, Inc.*	541,696	18,553,088
Avnet, Inc.*	77,822	2,570,461
AVX Corp.	22,830	352,267
Flextronics International Ltd.*	378,481	2,971,076
Ingram Micro, Inc., Class A*	75,666	1,444,464
Itron, Inc.*	1,489	82,565
Jabil Circuit, Inc.	27,070	543,836
Kingboard Laminates Holdings Ltd.	6,111,000	6,210,326
Molex, Inc.	68,246	1,550,549
Tech Data Corp.*	23,879	1,051,153
Vishay Intertechnology, Inc.*	78,041	1,145,642
Vishay Precision Group, Inc.*	6,314	118,956

		36,594,383

Internet Software & Services (0.2%)
AOL, Inc.*	54,709	1,297,150
IAC/InterActiveCorp*	22,301	640,039
Monster Worldwide, Inc.*	32,578	769,818

		2,707,007

IT Services (0.7%)
Amdocs Ltd.*	71,249	1,957,210
Booz Allen Hamilton Holding Corp.*	1,808	35,130
Broadridge Financial Solutions, Inc.	5,737	125,813
Computer Sciences Corp.	79,055	3,921,128
Convergys Corp.*	50,948	670,985
CoreLogic, Inc.	59,791	1,107,329
Fidelity National Information Services, Inc.	135,229	3,703,922
Fiserv, Inc.*	26,051	1,525,547
Total System Services, Inc.	84,398	1,298,041

		14,345,105

Office Electronics (0.4%)
Xerox Corp.	706,708	8,141,276
Zebra Technologies Corp., Class A*	12,680	481,713

		8,622,989

Semiconductors & Semiconductor Equipment (1.6%)
Advanced Micro Devices, Inc.*	189,977	1,554,012
Atmel Corp.*	24,826	305,856
Fairchild Semiconductor International, Inc.*	64,399	1,005,268
International Rectifier Corp.*	36,232	1,075,728
Intersil Corp., Class A	41,768	637,797
KLA-Tencor Corp.	82,340	3,181,618
Linear Technology Corp.	91,000	3,147,690
LSI Corp.*	316,042	1,893,092
MEMC Electronic Materials, Inc.*	67,948	765,095

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/MID CAP VALUE PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2010

	Number of Shares	Value (Note 1)

Micron Technology, Inc.*	438,562	$3,517,267
National Semiconductor Corp.	11,117	152,970
Novellus Systems, Inc.*	5,235	169,195
PMC-Sierra, Inc.*	111,321	956,247
SunPower Corp., Class A*	30,457	390,763
Varian Semiconductor Equipment Associates, Inc.*	385,150	14,238,996

		32,991,594

Software (0.9%)
BMC Software, Inc.*	102,000	4,808,280
CA, Inc.	37,095	906,602
Check Point Software Technologies Ltd.*	168,600	7,799,436
Compuware Corp.*	50,233	586,219
Electronic Arts, Inc.*	10,151	166,273
Novell, Inc.*	178,591	1,057,259
Synopsys, Inc.*	72,028	1,938,274

		17,262,343

Total Information Technology		123,419,633

Materials (5.8%)
Chemicals (2.9%)
Agrium, Inc. (When Issued)	66,700	6,119,725
Ashland, Inc.	36,660	1,864,528
Cabot Corp.	33,510	1,261,651
CF Industries Holdings, Inc.	93,763	12,672,069
Cytec Industries, Inc.	25,027	1,327,933
Eastman Chemical Co.	29,409	2,472,709
FMC Corp.	130,977	10,463,753
Huntsman Corp.	96,691	1,509,347
Intrepid Potash, Inc.*	22,860	852,449
Methanex Corp.	310,600	9,442,240
PPG Industries, Inc.	71,219	5,987,381
RPM International, Inc.	33,217	734,096
Sherwin-Williams Co.	18,098	1,515,707
Sigma-Aldrich Corp.	4,797	319,288
Valspar Corp.	45,747	1,577,357

		58,120,233

Construction Materials (0.1%)
Vulcan Materials Co.	65,450	2,903,362

Containers & Packaging (1.7%)
AptarGroup, Inc.	34,800	1,655,436
Ball Corp.	37,388	2,544,253
Bemis Co., Inc.	55,907	1,825,923
Greif, Inc., Class A	120,468	7,456,969
Owens-Illinois, Inc.*	331,632	10,181,102
Packaging Corp. of America	52,886	1,366,574
Rexam plc	779,646	4,061,112
Sealed Air Corp.	81,744	2,080,385
Sonoco Products Co.	51,461	1,732,692
Temple-Inland, Inc.	44,945	954,632

		33,859,078

Metals & Mining (0.6%)
AK Steel Holding Corp.	47,929	784,598
Commercial Metals Co.	58,540	971,179
Reliance Steel & Aluminum Co.	33,686	1,721,355

	Number of Shares	Value (Note 1)

Royal Gold, Inc.	23,115	$1,262,772
Schnitzer Steel Industries, Inc., Class A	8,963	595,053
Steel Dynamics, Inc.	110,996	2,031,227
United States Steel Corp.	59,676	3,486,272
Walter Energy, Inc.	5,885	752,338

		11,604,794

Paper & Forest Products (0.5%)
Domtar Corp.	21,609	1,640,555
International Paper Co.	49,688	1,353,501
MeadWestvaco Corp.	87,573	2,290,910
Sino-Forest Corp.*	156,900	3,677,553
Sino-Forest Corp. (ADR)*§	93,000	2,179,812

		11,142,331

Total Materials		117,629,798

Telecommunication Services (1.1%)
Diversified Telecommunication Services (0.9%)
CenturyLink, Inc.	153,906	7,105,840
Frontier Communications Corp.	311,139	3,027,382
Level 3 Communications, Inc.*	521,918	511,480
Qwest Communications International, Inc.	889,385	6,768,220
Windstream Corp.	144,920	2,020,185

		19,433,107

Wireless Telecommunication Services (0.2%)
Clearwire Corp., Class A*	17,668	90,990
Leap Wireless International, Inc.*	31,308	383,836
MetroPCS Communications, Inc.*	67,280	849,746
NII Holdings, Inc.*	18,005	804,103
Telephone & Data Systems, Inc.	43,298	1,582,542
U.S. Cellular Corp.*	7,940	396,524

		4,107,741

Total Telecommunication Services		23,540,848

Utilities (8.3%)
Electric Utilities (3.4%)
Allegheny Energy, Inc.	86,925	2,107,062
DPL, Inc.	60,972	1,567,590
Edison International	166,907	6,442,610
FirstEnergy Corp.	156,172	5,781,487
Great Plains Energy, Inc.	69,484	1,347,295
Hawaiian Electric Industries, Inc.	47,504	1,082,616
ITC Holdings Corp.	3,114	193,006
Northeast Utilities	433,710	13,826,675
NV Energy, Inc.	970,333	13,633,179
Pepco Holdings, Inc.	114,415	2,088,074
Pinnacle West Capital Corp.	55,588	2,304,122
PPL Corp.	247,135	6,504,593
Progress Energy, Inc.	147,143	6,397,778
Westar Energy, Inc.	288,222	7,251,665

		70,527,752

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/MID CAP VALUE PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2010

	Number of Shares	Value (Note 1)

Gas Utilities (1.0%)
AGL Resources, Inc.	39,908	$1,430,702
Atmos Energy Corp.	47,750	1,489,800
Energen Corp.	36,848	1,778,285
National Fuel Gas Co.	37,622	2,468,756
Oneok, Inc.	54,483	3,022,172
Questar Corp.	89,757	1,562,669
UGI Corp.	256,066	8,086,564

		19,838,948

Independent Power Producers & Energy Traders (0.6%)
AES Corp.*	343,257	4,180,870
Calpine Corp.*	95,767	1,277,532
Constellation Energy Group, Inc.	94,692	2,900,416
GenOn Energy, Inc.*	392,570	1,495,692
NRG Energy, Inc.*	130,868	2,557,161
Ormat Technologies, Inc.	4,904	145,060

		12,556,731

Multi-Utilities (3.1%)
Alliant Energy Corp.	56,780	2,087,801
Ameren Corp.	122,134	3,442,957
CenterPoint Energy, Inc.	215,621	3,389,562
CMS Energy Corp.	125,344	2,331,398
Consolidated Edison, Inc.	144,492	7,162,468
DTE Energy Co.	86,318	3,911,932
Integrys Energy Group, Inc.	39,479	1,915,126
MDU Resources Group, Inc.	96,436	1,954,758
NiSource, Inc.	142,049	2,502,903
NSTAR	54,748	2,309,818
OGE Energy Corp.	49,826	2,269,076
SCANA Corp.	57,870	2,349,522
Sempra Energy	126,843	6,656,721
TECO Energy, Inc.	109,655	1,951,859
Vectren Corp.	41,626	1,056,468
Wisconsin Energy Corp.	200,418	11,796,604
Xcel Energy, Inc.	235,401	5,543,694

		62,632,667

Water Utilities (0.2%)
American Water Works Co., Inc.	89,550	2,264,719
Aqua America, Inc.	70,206	1,578,231

		3,842,950

Total Utilities		169,399,048

Total Common Stocks (81.2%) (Cost $1,326,563,202)		1,651,862,377

INVESTMENT COMPANIES:
Exchange Traded Funds (ETFs)(10.3%)
iShares Morningstar Mid Core Index Fund	10,366	880,446
iShares Morningstar Mid Growth Index Fund	4,330	417,040
iShares Morningstar Mid Value Index Fund	278,737	21,114,328

	Number of Shares	Value (Note 1)

iShares Russell Midcap Growth Index Fund	6,054	$343,080
iShares Russell Midcap Index Fund	5,105	519,434
iShares Russell Midcap Value Index Fund	2,851,475	128,344,890
iShares S&P MidCap 400 Index Fund	3,855	349,610
iShares S&P MidCap 400/BARRA Value Index Fund	541,721	43,045,151
SPDR S&P 400 MidCap Value ETF	23,094	1,255,630
Vanguard Mid-Cap Value Index Fund	256,200	13,582,187

Total Investment Companies (10.3%) (Cost $173,309,108)		209,851,796

SHORT-TERM INVESTMENTS:
Short-Term Investment (7.5%)
BlackRock Liquidity Funds TempFund 0.17%‡	152,496,555	152,496,555

	Principal Amount	Value (Note 1)
Time Deposit (0.4%)
JPMorgan Chase Nassau 0.000%, 1/3/11	$7,883,497	7,883,497

Total Short-Term Investments (7.9%) (Cost $160,380,052)		160,380,052

Total Investments (99.4%) (Cost $1,660,252,362)		2,022,094,225
Other Assets Less Liabilities (0.6%)		11,841,145

Net Assets (100%)		$2,033,935,370

*	Non-income producing.
§	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold to qualified institutional buyers. At December 31, 2010, the market value of these securities amounted to $2,179,812 or 0.1% of net assets. Securities denoted with “§” but without “b” have been determined to be liquid under the guidelines established by the Board of Trustees. To the extent any securities might provide a right to demand registration, such rights have not been relied upon when determining liquidity.
‡	Affiliated company as defined under the Investment Company Act of 1940.

Glossary:

ADR	— American Depositary Receipt

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/MID CAP VALUE PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2010

Investments in companies which were affiliates for the year ended December 31, 2010, were as follows:

Securities	Market Value December 31, 2009	Purchases at Cost	Sales at Cost	Market Value December 31, 2010	Dividend Income	Realized Gain (Loss)
BlackRock Liquidity Funds TempFund	$—	$460,992,709	$308,496,154	$152,496,555	$238,002	$1,404

At December 31, 2010, the Portfolio had the following futures contracts open: (Note 1)

Purchases	Number of Contracts	Expiration Date	Original Value	Value at 12/31/2010	Unrealized Appreciation/ (Depreciation)
Russell 2000 Mini Index	536	March-11	$40,877,981	$41,931,280	$1,053,299
S&P 500 E-Mini Index	673	March-11	40,994,254	42,163,450	1,169,196
S&P MidCap 400 E-Mini Index	928	March-11	82,229,035	84,011,840	1,782,805

					$4,005,300

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2010:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with rules under the Investment Company Act of 1940. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Common Stocks
Consumer Discretionary	$175,144,207	$1,549,445	$—	$176,693,652
Consumer Staples	84,000,188	5,121,769	—	89,121,957
Energy	158,157,777	4,876,022	—	163,033,799
Financials	475,565,867	—	—	475,565,867
Health Care	96,379,674	—	—	96,379,674
Industrials	217,078,101	—	—	217,078,101
Information Technology	117,209,307	6,210,326	—	123,419,633
Materials	113,568,686	4,061,112	—	117,629,798
Telecommunication Services	23,540,848	—	—	23,540,848
Utilities	169,399,048	—	—	169,399,048
Futures	4,005,300	—	—	4,005,300
Investment Companies
Exchange Traded Funds (ETFs)	209,851,796	—	—	209,851,796
Short-Term Investments	—	160,380,052	—	160,380,052

Total Assets	$1,843,900,799	$182,198,726	$—	$2,026,099,525

Total Liabilities	$—	$—	$—	$—

Total	$1,843,900,799	$182,198,726	$—	$2,026,099,525

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/MID CAP VALUE PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2010

Fair Values of Derivative Instruments as of December 31, 2010:

Statement of Assets and Liabilities
Derivatives Not Accounted for as Hedging Instruments^	Asset Derivatives	Fair Value
Interest rate contracts	Receivables, Net Assets - Unrealized appreciation	$—	*
Foreign exchange contracts	Receivables	—
Credit contracts	Receivables	—
Equity contracts	Receivables, Net Assets - Unrealized appreciation	4,005,300	*
Commodity contracts	Receivables	—
Other contracts	Receivables	—

Total		$4,005,300

Liability Derivatives
Interest rate contracts	Payables, Net Assets - Unrealized depreciation	$—	*
Foreign exchange contracts	Payables	—
Credit contracts	Payables	—
Equity contracts	Payables, Net Assets - Unrealized depreciation	—	*
Commodity contracts	Payables	—
Other contracts	Payables	—

Total		$—

* Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets & Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2010:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Options	Futures	Forward Currency Contracts	Swaps	Total
Interest rate contracts	$—	$—	$—	$—	$—
Foreign exchange contracts	—	—	—	—	—
Credit contracts	—	—	—	—	—
Equity contracts	—	736,743	—	—	736,743
Commodity contracts	—	—	—	—	—
Other contracts	—	—	—	—	—

Total	$—	$736,743	$—	$—	$736,743

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Options	Futures	Forward Currency Contracts	Swaps	Total
Interest rate contracts	$—	$—	$—	$—	$—
Foreign exchange contracts	—	—	—	—	—
Credit contracts	—	—	—	—	—
Equity contracts	—	3,242,170	—	—	3,242,170
Commodity contracts	—	—	—	—	—
Other contracts	—	—	—	—	—

Total	$—	$3,242,170	$—	$—	$3,242,170

The Portfolio held futures contracts with an average notional balance of approximately $143,265,000 during the year ended December 31, 2010.

^ This Portfolio held futures contracts as a substitute for investing in conventional securities and hedging and in an attempt to enhance returns.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/MID CAP VALUE PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2010

Investment security transactions for the year ended December 31, 2010 were as follows:

Cost of Purchases:
Stocks	$608,624,245
Net Proceeds of Sales and Redemptions:
Stocks	$1,027,837,242

As of December 31, 2010, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$322,065,005
Aggregate gross unrealized depreciation	(25,411,605)

Net unrealized appreciation	$296,653,400

Federal income tax cost of investments	$1,725,440,825

For the year ended December 31, 2010, the Portfolio incurred approximately $4,588 as brokerage commissions with Keefe, Bruyette & Woods, Inc. and $996 with Sanford C. Bernstein & Co., Inc., affiliated broker/dealers.

The Portfolio has a net capital loss carryforward of $887,910,577 of which $60,990,178 expires in the year 2015, $468,590,638 expires in the year 2016, $289,603,227 expires in the year 2017 and $68,726,534 expires in the year 2018.

Included in the capital loss carryforward amounts are $383,587,435 of losses acquired from the EQ/Ariel Appreciation II, EQ/Lord Abbett Mid Cap Value and EQ/Van Kampen Real Estate as a result of a tax free reorganization that occurred during the year 2009. Certain capital loss carryforwards may be subject to limitations on use pursuant to applicable U.S. Federal Income Tax Law. Therefore, it is possible not all of these capital losses will be available for use.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/MID CAP VALUE PLUS PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2010

ASSETS
Investments at value:
Affiliated Issuers (Cost $152,496,555)	$152,496,555
Unaffiliated Issuers (Cost $1,507,755,807)	1,869,597,670
Cash	12,885
Foreign cash (Cost $55)	54
Cash held as collateral at broker	14,957,000
Dividends, interest and other receivables	2,057,956
Receivable for securities sold	1,772,421
Receivable from Separate Accounts for Trust shares sold	137,106
Receivable from investment sub-advisor	9,054

Total assets	2,041,040,701

LIABILITIES
Payable for securities purchased	2,588,288
Payable to Separate Accounts for Trust shares redeemed	1,841,609
Investment management fees payable	922,661
Variation margin payable on futures contracts	908,475
Distribution fees payable - Class IB	366,387
Administrative fees payable	266,491
Trustees’ fees payable	2,675
Accrued expenses	208,745

Total liabilities	7,105,331

NET ASSETS	$2,033,935,370

Net assets were comprised of:
Paid in capital	$2,624,997,497
Accumulated undistributed net investment income (loss)	402,468
Accumulated undistributed net realized gains (losses) on investments, futures and foreign currency transactions	(957,312,843)
Net unrealized appreciation (depreciation) on investments, futures and foreign currency translations	365,848,248

Net assets	$2,033,935,370

Class IA
Net asset value, offering and redemption price per share, $281,098,189 / 28,019,315 shares outstanding (unlimited amount authorized: $0.01 par value)	$10.03

Class IB
Net asset value, offering and redemption price per share, $1,752,837,181 / 176,024,228 shares outstanding (unlimited amount authorized: $0.01 par value)	$9.96

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2010

INVESTMENT INCOME
Dividends ($238,002 of dividend income received from affiliates)(net of $57,920 foreign withholding tax)	$38,046,220
Interest	495
Securities lending (net)	191,201

Total income	38,237,916

EXPENSES
Investment management fees	10,545,979
Distribution fees - Class IB	4,118,571
Administrative fees	3,012,552
Recoupment fees	221,159
Printing and mailing expenses	182,609
Professional fees	64,248
Trustees’ fees	44,531
Custodian fees	42,499
Miscellaneous	76,787

Gross expenses	18,308,935
Less: Reimbursement from sub-advisor	(82,889)
Fees paid indirectly	(26,436)

Net expenses	18,199,610

NET INVESTMENT INCOME (LOSS)	20,038,306

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Securities	(50,245,456)
Foreign currency transactions	(382,562)
Futures	736,743
Net distributions of realized gain received from Underlying Portfolio (All realized gains received from affiliates)	1,404

Net realized gain (loss)	(49,889,871)

Change in unrealized appreciation (depreciation) on:
Securities	416,784,390
Foreign currency translations	(1,323)
Futures	3,242,170

Net change in unrealized appreciation (depreciation)	420,025,237

NET REALIZED AND UNREALIZED GAIN (LOSS)	370,135,366

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$390,173,672

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/MID CAP VALUE PLUS PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2010	2009
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$20,038,306	$19,778,641
Net realized gain (loss) on investments, futures and foreign currency transactions	(49,889,871)	(291,521,081)
Net change in unrealized appreciation (depreciation) on investments, futures and foreign currency translations	420,025,237	618,538,598

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	390,173,672	346,796,158

DIVIDENDS:
Dividends from net investment income
Class IA	(3,306,102)	(3,199,381)
Class IB	(16,249,876)	(15,314,141)

TOTAL DIVIDENDS	(19,555,978)	(18,513,522)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 1,388,995 and 19,599,525 shares, respectively ]	12,279,676	149,010,484
Capital shares issued in connection with merger (Note 8)[ 0 and 14,249,202 shares, respectively ]	—	111,614,430
Capital shares issued in reinvestment of dividends [ 336,789 and 393,766 shares, respectively ]	3,306,102	3,199,381
Capital shares repurchased [ (6,594,464) and (4,388,987) shares, respectively ]	(58,636,615)	(34,313,166)

Total Class IA transactions	(43,050,837)	229,511,129

Class IB
Capital shares sold [ 5,293,951 and 8,040,117 shares, respectively ]	47,037,940	51,517,114
Capital shares issued in connection with merger (Note 8)[ 0 and 100,600,252 shares, respectively ]	—	778,505,286
Capital shares issued in reinvestment of dividends [ 1,667,816 and 1,903,062 shares, respectively ]	16,249,876	15,314,141
Capital shares repurchased [ (33,497,765) and (45,494,110) shares, respectively ]	(292,262,543)	(325,308,477)

Total Class IB transactions	(228,974,727)	520,028,064

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(272,025,564)	749,539,193

TOTAL INCREASE (DECREASE) IN NET ASSETS	98,592,130	1,077,821,829
NET ASSETS:
Beginning of year	1,935,343,240	857,521,411

End of year (a)	$2,033,935,370	$1,935,343,240

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$402,468	$1,166,405

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/MID CAP VALUE PLUS PORTFOLIO(hh)

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IA	2010	2009		2008	2007	2006
Net asset value, beginning of year	$8.29	$6.18		$10.39	$14.37	$14.01

Income (loss) from investment operations:
Net investment income (loss)	0.11 (e)	0.15	(e)	0.14 (e)	0.19	0.08	(e)
Net realized and unrealized gain (loss) on investments, futures and foreign currency transactions	1.75	2.06		(4.20)	(0.42)	1.68

Total from investment operations	1.86	2.21		(4.06)	(0.23)	1.76

Less distributions:
Dividends from net investment income	(0.12)	(0.10)		(0.15)	(0.19)	(0.08)
Distributions from net realized gains	—	—		—	(3.56)	(1.32)

Total dividends and distributions	(0.12)	(0.10)		(0.15)	(3.75)	(1.40)

Net asset value, end of year	$10.03	$8.29		$6.18	$10.39	$14.37

Total return	22.45%	35.75%		(39.06)%	(1.29)%	12.76%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$281,098	$272,556		$18,747	$26,777	$24,186
Ratio of expenses to average net assets:
After waivers and reimbursements	0.74%	0.73%		0.76%	0.79%	0.83%
After waivers, reimbursements and fees paid indirectly	0.73%	0.47%		0.75%	0.58%	0.82%
Before waivers, reimbursements and fees paid indirectly	0.74%	0.74%		0.77%	0.79%	0.83%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements	1.24%	1.71%		1.62%	1.05%	0.53%
After waivers, reimbursements and fees paid indirectly	1.24%	1.98%		1.63%	1.26%	0.54%
Before waivers, reimbursements and fees paid indirectly	1.24%	1.70%		1.61%	1.05%	0.53%
Portfolio turnover rate	35%	155%		38%	160%	66%

	Year Ended December 31,
Class IB	2010	2009		2008	2007	2006
Net asset value, beginning of year	$8.21	$6.10		$10.31	$14.30	$13.95

Income (loss) from investment operations:
Net investment income (loss)	0.09 (e)	0.11	(e)	0.12 (e)	0.16	0.04	(e)
Net realized and unrealized gain (loss) on investments, futures and foreign currency transactions	1.75	2.08		(4.20)	(0.44)	1.67

Total from investment operations	1.84	2.19		(4.08)	(0.28)	1.71

Less distributions:
Dividends from net investment income	(0.09)	(0.08)		(0.13)	(0.15)	(0.04)
Distributions from net realized gains	—	—		—	(3.56)	(1.32)

Total dividends and distributions	(0.09)	(0.08)		(0.13)	(3.71)	(1.36)

Net asset value, end of year	$9.96	$8.21		$6.10	$10.31	$14.30

Total return	22.47%	35.86%		(39.53)%	(1.62)%	12.45%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$1,752,837	$1,662,787		$838,774	$1,671,712	$1,897,629
Ratio of expenses to average net assets:
After waivers and reimbursements	0.99%	0.98	%(c)	1.01%	1.04%	1.08%
After waivers, reimbursements and fees paid indirectly	0.98%	0.84%		1.00%	0.83%	1.07	%(c)
Before waivers, reimbursements and fees paid indirectly	0.99%	0.99	%(c)	1.02%	1.04%	1.08%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements	1.01%	1.51%		1.34%	0.82%	0.27%
After waivers, reimbursements and fees paid indirectly	1.01%	1.67%		1.34%	1.03%	0.29%
Before waivers, reimbursements and fees paid indirectly	1.01%	1.51%		1.32%	0.81%	0.27%
Portfolio turnover rate	35%	155%		38%	160%	66%

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/MID CAP VALUE PLUS PORTFOLIO(hh)

FINANCIAL HIGHLIGHTS (Continued)

(c)	Reflects overall fund ratios for non-class specific expense.
(e)	Net investment income per share is based on average shares outstanding.
(hh)	On September 11, 2009, this Portfolio received, through a substitution transaction, the assets and liabilities of the EQ/Ariel Appreciation Portfolio, EQ/Lord Abbett Mid Cap Value Portfolio and EQ/Van Kampen Real Estate Portfolio that followed the same objectives as this Portfolio. Information prior to the year ended December 31, 2009 represents the results of operations of the EQ/Mid Cap Value PLUS Portfolio.

See Notes to Financial Statements.

EQ/MONEY MARKET PORTFOLIO (Unaudited)

PORTFOLIO ADVISER

➢	The Dreyfus Corporation

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/10
	1 Year	5 Years	10 Years	Since Incept.**
Portfolio – Class IA Shares	0.08%	2.45%	2.23%	5.30%
Portfolio – Class IB Shares*	0.00	2.24	2.00	5.05
Bank of America Merrill Lynch 3-Month Treasury Bill Index	0.13	2.43	2.38	5.47

*   Date of inception 10/2/96. Returns shown for Class IB shares prior to this period are derived from the historical performance of Class IA shares adjusted to reflect the 12b-1 fees, applicable to Class IB shares; Class IA shares are not subject to any 12b-1 fees.

** Date of inception 7/13/81

    Returns for periods greater than one year are annualized

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IA shares returned 0.08% for the year ended December 31, 2010. The Portfolio’s benchmark, the Bank of America Merrill Lynch 3-Month Treasury Bill Index, returned 0.13% over the same period.

Portfolio Highlights

The U.S. economy produced positive growth throughout the year. The growth, however, was toward the low end of most economic forecasts and did little to reduce the stubbornly high level of unemployment. For the year, the unemployment rate remained in a range of between 9.9% and 9.4%. This level of unemployment, combined with continuing softness in both residential and commercial real estate, has led businesses and individuals to be extremely cautious in their spending.

The Federal Reserve has responded to the economic situation by holding the overnight federal funds rate at its historic low of between 0% and 0.25%. It has also indicated that its interest rate policy was likely to remain unchanged for an extended period of time.

In this environment the Portfolio was structured with a diversified mix of short-term fixed income instruments issued by high quality borrowers. We also maintained ample levels of liquidity to meet shareholder needs.

We also held positions in U.S. Treasury and government sponsored agency obligations. We believe this provides a further source of short-term liquidity while enhancing the credit quality of the Portfolio. In addition, the Portfolio has been managed with a weighted average maturity that is shorter than the industry average.

Portfolio Positioning and Outlook:

In our opinion, the economy is continuing to recover from the debt-related shocks of the past several years and corporate balance sheets appear to be, in general, in the strongest position in many years. We believe this could help the economy maintain forward momentum, although the debt levels at the federal, state and local levels remain a source of concern.

We continued to position the Portfolio in response to incoming economic data while seeking to maintain the appropriate levels of credit quality and liquidity.

This Portfolio is neither guaranteed nor insured by the U.S. Government, the Federal Deposit Insurance Corporation or any other government agency. There is no assurance that the Portfolio will be able to maintain a stable net asset value of $1.00 per share. It is possible to lose money by investing in this Portfolio.

Maturity Weightings As of December 31, 2010
1-30 days	43.4%
31-60 days	31.3
61-90 days	11.2
91-120 days	7.7
>120 days	6.4

100.0%

EQ/MONEY MARKET PORTFOLIO (Unaudited)

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2010 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/10	Ending Account Value 12/31/10	Expenses Paid During Period* 7/1/10 - 12/31/10
Class IA
Actual	$1,000.00	$1,000.00	$1.26
Hypothetical (5% average return before expenses)	1,000.00	1,023.95	1.28
Class IB
Actual	1,000.00	1,000.00	1.26
Hypothetical (5% average return before expenses)	1,000.00	1,023.95	1.28

*   Expenses are equal to the Portfolio’s Class IA and Class IB shares annualized expense ratios of 0.25% and 0.25%, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

EQ ADVISORS TRUST

EQ/MONEY MARKET PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2010

	Principal Amount	Value (Note 1)

SHORT TERM DEBT SECURITIES:
Certificates of Deposit (4.7%)
Nordea Bank Finland plc 0.25%, 2/1/11	$25,000,000	$25,000,000
Sumitomo Mitsui Banking Corp./New York 0.29%, 3/17/11	25,000,000	25,000,000
Toronto Dominion Bank Ltd. 0.25%, 3/1/11	25,000,000	25,000,000

Total Certificates of Deposit		75,000,000

Commercial Paper (53.4%)
Argento Variable Funding Co. LLC 0.31%, 1/26/11(p)§	20,000,000	19,995,556
Atlantic Asset Securitization LLC 0.27%, 2/1/11(n)(p)	25,000,000	24,993,972
Bank of Nova Scotia 0.06%, 1/3/11(p)	60,000,000	59,999,700
Barton Capital LLC 0.25%, 1/11/11(n)(p)	25,000,000	24,998,125
Ciesco LLC 0.26%, 2/14/11(n)(p)	25,000,000	24,991,750
Commonwealth Bank of Australia 0.26%, 2/22/11(n)(p)	25,000,000	24,990,611
Credit Agricole North America, Inc. 0.11%, 1/3/11(p)	60,000,000	59,999,467
Credit Suisse AG/New York 0.28%, 3/20/11(n)(p)	25,000,000	24,984,639
Danske Corp. 0.23%, 1/7/11(n)(p)	25,000,000	24,998,875
FCAR Owner Trust 0.34%, 2/1/11(p)	20,000,000	19,993,972
General Electric Capital Corp. 0.10%, 1/3/11(p)	60,000,000	59,999,500
Govco LLC 0.26%, 1/25/11(n)(p)	25,000,000	24,995,500
Grampian Funding LLC 0.31%, 1/24/11(p)§	25,000,000	24,994,889
HSBC USA, Inc. 0.10%, 1/3/11(p)	60,000,000	59,999,500
ING US Funding LLC 0.25%, 3/1/11(p)	25,000,000	24,989,757
Jupiter Securitization Co. LLC 0.25%, 2/16/11(n)(p)	25,000,000	24,991,694
Market Street Funding LLC 0.27%, 2/3/11(n)(p)	20,000,000	19,994,867
Mont Blanc Capital Corp. 0.30%, 3/9/11(n)(p)	25,000,000	24,986,042
National Australia Funding, Inc. 0.23%, 2/17/11(n)(p)	25,000,000	24,992,330
Nationwide Building Society 0.27%, 1/10/11(n)(p)	25,000,000	24,998,125
Nieuw Amsterdam Receivables Corp. 0.28%, 3/1/11(n)(p)	25,000,000	24,988,528
NRW.BANK 0.26%, 1/28/11(n)(p)	25,000,000	24,994,937

	Principal Amount	Value (Note 1)

Sheffield Receivables Corp. 0.24%, 2/10/11(n)(p)	$25,000,000	$24,993,056
Societe Generale North America, Inc. 0.07%, 1/3/11(p)	35,000,000	34,999,786
0.30%, 2/1/11(p)	25,000,000	24,993,326
Thunder Bay Funding LLC 0.27%, 2/22/11(n)(p)	25,000,000	24,990,250
UBS Finance Delaware LLC 0.12%, 1/3/11(p)	60,000,000	59,999,400

Total Commercial Paper		844,848,154

Government Securities (29.7%)
Federal Home Loan Mortgage Corp. 0.21%, 3/15/11(o)(p)	100,000,000	99,957,417
Federal National Mortgage Association 0.19%, 4/6/11(o)(p)	120,000,000	119,939,833
U.S. Treasury Bills 0.17%, 2/10/11(p)	150,000,000	149,970,833
0.19%, 6/30/11(p)	100,000,000	99,905,000

Total Government Securities		469,773,083

Time Deposits (11.1%)
Branch Banking & Trust 0.05%, 1/3/11	60,000,000	60,000,000
Commerzbank AG 0.15%, 1/3/11	60,000,000	60,000,000
JPMorgan Chase Nassau 0.000%, 1/3/11	2,005,042	2,005,042
KBC Bank N.V. 0.08%, 1/3/11	54,000,000	54,000,000

Total Time Deposits		176,005,042

Total Investments (98.9%) (Amortized Cost $1,565,626,279)		1,565,626,279
Other Assets Less Liabilities (1.1%)		18,178,214

Net Assets (100%)		$1,583,804,493

Federal Income Tax Cost of Investments		$1,565,626,279

§	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold to qualified institutional buyers. At December 31, 2010, the market value of these securities amounted to $44,990,445 or 2.8% of net assets. Securities denoted with “§” but without “b” have been determined to be liquid under the guidelines established by the Board of Trustees. To the extent any securities might provide a right to demand registration, such rights have not been relied upon when determining liquidity.
(n)	Section 4(2) Commercial Paper. Private placement for non-current transactions. Notes are usually sold to accredited investors without the intent to freely re-sell their holding.
(o)	Discount Note Security. Effective rate calculated as of December 31, 2010.
(p)	Yield to maturity.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/MONEY MARKET PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2010

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2010:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with rules under the Investment Company Act of 1940. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Short-Term Investments	$—	$1,565,626,279	$—	$1,565,626,279

Total Assets	$—	$1,565,626,279	$—	$1,565,626,279

Total Liabilities	$—	$—	$—	$—

Total	$—	$1,565,626,279	$—	$1,565,626,279

The Portfolio had no derivatives contracts during the year ended December 31, 2010.

The Portfolio utilized net capital loss carryforward of $445 during 2010.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/MONEY MARKET PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2010

ASSETS
Investments at value (Amortized Cost $1,565,626,279)	$1,565,626,279
Receivable from Separate Accounts for Trust shares sold	21,641,108
Dividends, interest and other receivables	19,446
Other assets	4,211

Total assets	1,587,291,044

LIABILITIES
Payable to Separate Accounts for Trust shares redeemed	2,842,332
Administrative fees payable	139,372
Investment management fees payable	121,512
Trustees’ fees payable	2,030
Accrued expenses	381,305

Total liabilities	3,486,551

NET ASSETS	$1,583,804,493

Net assets were comprised of:
Paid in capital	$1,583,654,155
Accumulated undistributed net investment income (loss)	19,941
Accumulated undistributed net realized gain (loss) on investments	130,397

Net assets	$1,583,804,493

Class IA
Net asset value, offering and redemption price per share, $609,864,730 / 609,487,129 shares outstanding (unlimited amount authorized: $0.01 par value)	$1.00

Class IB
Net asset value, offering and redemption price per share, $973,939,763 / 973,836,423 shares outstanding (unlimited amount authorized: $0.01 par value)	$1.00

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2010

INVESTMENT INCOME
Interest	$3,938,754

EXPENSES
Investment management fees	5,713,980
Distribution fees - Class IB	2,754,327
Administrative fees	1,804,778
Printing and mailing expenses	167,939
Custodian fees	77,500
Professional fees	54,549
Trustees’ fees	43,553
Miscellaneous	59,117

Gross expenses	10,675,743
Less: Waiver from investment advisor	(5,531,745)
Waiver from distributor	(1,772,888)

Net expenses	3,371,110

NET INVESTMENT INCOME (LOSS)	567,644

REALIZED GAIN (LOSS)
Net realized gain (loss) on securities	130,842

NET REALIZED AND UNREALIZED GAIN (LOSS)	130,842

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$698,486

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/MONEY MARKET PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2010	2009
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$567,644	$2,486,935
Net realized gain (loss) on investments	130,842	(445)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	698,486	2,486,490

DIVIDENDS:
Dividends from net investment income
Class IA	(539,491)	(2,600,701)
Class IB	(15,216)	—

TOTAL DIVIDENDS	(554,707)	(2,600,701)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 346,936,482 and 898,055,921 shares, respectively ]	347,137,894	898,733,052
Capital shares issued in reinvestment of dividends [ 539,491 and 2,600,701 shares, respectively ]	539,491	2,600,701
Capital shares repurchased [ (414,071,685) and (2,261,988,910) shares, respectively ]	(414,310,467)	(2,262,388,991)

Total Class IA transactions	(66,633,082)	(1,361,055,238)

Class IB
Capital shares sold [ 724,871,216 and 1,546,377,551 shares, respectively ]	724,924,589	1,546,438,074
Capital shares issued in reinvestment of dividends [ 15,216 and 0 shares, respectively ]	15,216	—
Capital shares repurchased [ (1,071,843,169) and (2,154,142,256) shares, respectively ]	(1,071,918,600)	(2,154,226,112)

Total Class IB transactions	(346,978,795)	(607,788,038)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(413,611,877)	(1,968,843,276)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(413,468,098)	(1,968,957,487)
NET ASSETS:
Beginning of year	1,997,272,591	3,966,230,078

End of year (a)	$1,583,804,493	$1,997,272,591

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$19,941	$7,004

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/MONEY MARKET PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IA	2010		2009		2008		2007	2006
Net asset value, beginning of year	$1.000		$1.000		$1.000		$1.000	$1.000

Income (loss) from investment operations:
Net investment income (loss)	0.001	(e)	0.002	(e)	0.020	(e)	0.048 (e)	0.046 (e)
Net realized and unrealized gains (losses) on investments	—	#	—	#	0.003		— #	— #

Total from investment operations	0.001		0.002		0.023		0.048	0.046

Less distributions:
Dividends from net investment income	(0.001)		(0.002)		(0.023)		(0.048)	(0.046)

Net asset value, end of year	$1.000		$1.000		$1.000		$1.000	$1.000

Total return	0.08%		0.25%		2.36%		4.97%	4.72%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$609,865		$676,438		$2,037,507		$869,405	$831,695
Ratio of expenses to average net assets:
After waivers	0.14%		0.07%		0.47%		0.45%	0.44%
Before waivers	0.46%		0.47%		0.47%		0.45%	0.44%
Ratio of net investment income to average net assets:
After waivers	0.09%		0.24%		2.03%		4.83%	4.65%
Before waivers	(0.23)%		(0.15)%		2.03%		4.83%	4.65%

	Year Ended December 31,
Class IB	2010		2009		2008		2007	2006
Net asset value, beginning of year	$1.000		$1.000		$1.000		$1.000	$1.000

Income (loss) from investment operations:
Net investment income (loss)	—	#(e)	—	#(e)	0.019	(e)	0.046 (e)	0.044 (e)
Net realized and unrealized gains (losses) on investments	—	#	—	#	0.002		— #	— #

Total from investment operations	—	#	—	#	0.021		0.046	0.044

Less distributions:
Dividends from net investment income	—	#	—		(0.021)		(0.046)	(0.044)

Net asset value, end of year	$1.000		$1.000		$1.000		$1.000	$1.000

Total return	0.00%		0.01%		2.13%		4.71%	4.46%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$973,940		$1,320,835		$1,928,723		$1,199,272	$918,153
Ratio of expenses to average net assets:
After waivers	0.23%		0.32%		0.72	%(c)	0.70%	0.69%
Before waivers	0.71%		0.72%		0.72	%(c)	0.70%	0.69%
Ratio of net investment income to average net assets:
After waivers	—	%‡‡	(0.01)%		1.95%		4.57%	4.42%
Before waivers	(0.48)%		(0.41)%		1.95%		4.57%	4.42%
#	Per share amount is less than $0.001.
‡‡	Amount is less than 0.01%.
(c)	Reflects overall fund ratios for non-class specific expense.
(e)	Net investment income per share is based on average shares outstanding.

See Notes to Financial Statements.

EQ/MONTAG & CALDWELL GROWTH PORTFOLIO (Unaudited)

PORTFOLIO ADVISER

➢	Montag & Caldwell, Inc.

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/10
	1 Year	5 Years	10 Years	Since Incept.**
Portfolio – Class IA Shares	8.61%	4.46%	0.73%	2.20%
Portfolio – Class IB Shares*	8.14	4.19	0.57	2.07
Russell 1000® Growth Index	16.71	3.75	0.02	0.87

*   Date of inception 12/31/04. Returns shown for Class IB shares prior to this period are derived from the historical performance of Class IA shares adjusted to reflect the 12b-1 fees, applicable to Class IB shares; Class IA shares are not subject to any 12b-1 fees.

** Date of inception 12/1/98

    Returns for periods greater than one year are annualized

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IA shares returned 8.61% for the year ended December 31, 2010. The Portfolio’s benchmark, the Russell 1000® Growth Index, returned 16.71% over the same period.

Portfolio Highlights

What helped performance during the year:

•	Stock selection in the Energy sector was a positive contributor to performance, particularly Occidental Petroleum.

•	Stock selection in the Industrials sector was additive to performance, particularly Fluor and Emerson Electric.

•	An underweight position in Information Technology relative to the benchmark was a positive contributor.

What hurt performance during the year:

•	Stock selection in the Consumer Staples sector, particularly Procter & Gamble and Kellogg, detracted from performance.

•	A relative overweight position and stock selection in Health Care was not a positive, notably Abbott Labs and Merck.

•	Stock selection in the Financials sector was not additive, primarily due to Charles Schwab.

Portfolio Positioning and Outlook

After slowing during the second quarter, real Gross Domestic Product (GDP) recovered somewhat in the third and fourth quarters. We believe we continue to see an economic recovery that is constrained by the ongoing financial deleveraging of the private and public sectors both domestically and in other parts of the developed world. However, it has not been sufficient to reduce high levels of unemployment and was at risk of stalling in late summer, which led to the additional monetary and fiscal stimulus. Given these additional policy actions and encouraging economic data, we believe GDP may increase during 2011. Meanwhile, inflation remained well contained.

Sector Weightings as of 12/31/10	% of Net Assets
Information Technology	21.9%
Consumer Staples	20.7
Health Care	14.7
Energy	14.6
Consumer Discretionary	14.5
Industrials	9.4
Financials	2.8
Cash and Other	1.4

100.0%

EQ/MONTAG & CALDWELL GROWTH PORTFOLIO (Unaudited)

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2010 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/10	Ending Account Value 12/31/10	Expenses Paid During Period* 7/1/10 - 12/31/10
Class IA
Actual	$1,000.00	$1,202.80	$4.89
Hypothetical (5% average return before expenses)	1,000.00	1,020.77	4.48
Class IB
Actual	1,000.00	1,199.40	6.26
Hypothetical (5% average return before expenses)	1,000.00	1,019.51	5.75

*   Expenses are equal to the Portfolio’s Class IA and Class IB shares annualized expense ratios of 0.88% and 1.13%, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

EQ ADVISORS TRUST

EQ/MONTAG & CALDWELL GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2010

	Number of Shares	Value (Note 1)

COMMON STOCKS:
Consumer Discretionary (14.5%)
Hotels, Restaurants & Leisure (6.1%)
Carnival Corp.	175,200	$8,078,472
McDonald’s Corp.	191,108	14,669,450

		22,747,922

Media (2.7%)
Walt Disney Co.	267,100	10,018,921

Specialty Retail (2.6%)
TJX Cos., Inc.	224,500	9,965,555

Textiles, Apparel & Luxury Goods (3.1%)
NIKE, Inc., Class B	135,600	11,582,952

Total Consumer Discretionary		54,315,350

Consumer Staples (20.7%)
Beverages (8.5%)
Coca-Cola Co.	257,600	16,942,352
PepsiCo, Inc.	227,940	14,891,320

		31,833,672

Food & Staples Retailing (4.7%)
Costco Wholesale Corp.	197,200	14,239,812
Wal-Mart Stores, Inc.	65,250	3,518,933

		17,758,745

Food Products (2.3%)
Kraft Foods, Inc., Class A	271,200	8,545,512

Household Products (5.2%)
Colgate-Palmolive Co.	47,153	3,789,686
Procter & Gamble Co.	247,496	15,921,418

		19,711,104

Total Consumer Staples		77,849,033

Energy (14.6%)
Energy Equipment & Services (8.4%)
Cameron International Corp.*	205,800	10,440,234
Halliburton Co.	132,300	5,401,809
Schlumberger Ltd.	190,652	15,919,442

		31,761,485

Oil, Gas & Consumable Fuels (6.2%)
Apache Corp.	64,200	7,654,566
Occidental Petroleum Corp.	158,300	15,529,230

		23,183,796

Total Energy		54,945,281

Financials (2.8%)
Diversified Financial Services (2.8%)
JPMorgan Chase & Co.	251,000	10,647,420

Total Financials		10,647,420

Health Care (14.7%)
Health Care Equipment & Supplies (3.9%)
Stryker Corp.	272,400	14,627,880

Pharmaceuticals (10.8%)
Abbott Laboratories, Inc.	235,950	11,304,365
Allergan, Inc.	200,100	13,740,867

	Number of Shares	Value (Note 1)

Merck & Co., Inc.	425,293	$15,327,560

		40,372,792

Total Health Care		55,000,672

Industrials (9.4%)
Air Freight & Logistics (2.7%)
United Parcel Service, Inc., Class B	141,100	10,241,038

Construction & Engineering (4.0%)
Fluor Corp.	225,400	14,935,004

Electrical Equipment (2.7%)
Emerson Electric Co.	174,000	9,947,580

Total Industrials		35,123,622

Information Technology (21.9%)
Communications Equipment (5.3%)
Juniper Networks, Inc.*	111,500	4,116,580
QUALCOMM, Inc.	320,600	15,866,494

		19,983,074

Computers & Peripherals (4.0%)
Apple, Inc.*	47,010	15,163,546

Internet Software & Services (4.5%)
Google, Inc., Class A*	28,650	17,017,240

IT Services (3.1%)
Accenture plc, Class A	239,800	11,627,902

Semiconductors & Semiconductor Equipment (2.5%)
Broadcom Corp., Class A	212,700	9,263,085

Software (2.5%)
Oracle Corp.	294,500	9,217,850

Total Information Technology		82,272,697

Total Common Stocks (98.6%) (Cost $306,943,499)		370,154,075

	Principal Amount	Value (Note 1)
SHORT-TERM INVESTMENT:
Time Deposit (1.5%)
JPMorgan Chase Nassau 0.000%, 1/3/11 (Cost $5,530,098)	$5,530,098	5,530,098

Total Investments (100.1%) (Cost $312,473,597)		375,684,173
Other Assets Less Liabilities (-0.1%)		(381,098)

Net Assets (100%)		$375,303,075

*	Non-income producing.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/MONTAG & CALDWELL GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2010

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2010:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with rules under the Investment Company Act of 1940. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Common Stocks
Consumer Discretionary	$54,315,350	$—	$—	$54,315,350
Consumer Staples	77,849,033	—	—	77,849,033
Energy	54,945,281	—	—	54,945,281
Financials	10,647,420	—	—	10,647,420
Health Care	55,000,672	—	—	55,000,672
Industrials	35,123,622	—	—	35,123,622
Information Technology	82,272,697	—	—	82,272,697
Short-Term Investments	—	5,530,098	—	5,530,098

Total Assets	$370,154,075	$5,530,098	$—	$375,684,173

Total Liabilities	$—	$—	$—	$—

Total	$370,154,075	$5,530,098	$—	$375,684,173

The Portfolio held no derivatives contracts during the year ended December 31, 2010.

Investment security transactions for the year ended December 31, 2010 were as follows:

Cost of Purchases:
Stocks	$191,978,137
Net Proceeds of Sales and Redemptions:
Stocks	$215,872,334

As of December 31, 2010, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$60,863,023
Aggregate gross unrealized depreciation	(1,003,870)

Net unrealized appreciation	$59,859,153

Federal income tax cost of investments	$315,825,020

For the year ended December 31, 2010, the Portfolio incurred approximately $12,108 as brokerage commissions with Sanford C. Bernstein & Co., Inc., an affiliated broker/dealer.

The Portfolio has a net capital loss carryforward of $40,182,553 of which $10,247,355 expires in the year 2011, $340,608 expires in the year 2012 and $29,594,590 expires in the year 2017. The Portfolio had a net capital loss carryforward of $30,397,355 expire during 2010. The Portfolio utilized net capital loss carryforward of $1,467,290 during 2010.

Included in the capital loss carryforward amounts are $340,608 of losses acquired from the EQ/Enterprise Multi-Cap Growth Portfolio, as a result of tax-free reorganizations during the years ended 2003 and 2005.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/MONTAG & CALDWELL GROWTH PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2010

ASSETS
Investments at value (Cost $312,473,597)	$375,684,173
Receivable for securities sold	715,437
Dividends, interest and other receivables	667,176
Receivable from Separate Accounts for Trust shares sold	254,436
Other assets	1,174

Total assets	377,322,396

LIABILITIES
Payable for securities purchased	1,317,845
Payable to Separate Accounts for Trust shares redeemed	296,003
Investment management fees payable	245,285
Distribution fees payable - Class IB	74,753
Administrative fees payable	34,978
Trustees’ fees payable	154
Accrued expenses	50,303

Total liabilities	2,019,321

NET ASSETS	$375,303,075

Net assets were comprised of:
Paid in capital	$355,614,737
Accumulated undistributed net investment income (loss)	11,738
Accumulated undistributed net realized gain (loss) on investments	(43,533,976)
Unrealized appreciation (depreciation) on investments	63,210,576

Net assets	$375,303,075

Class IA
Net asset value, offering and redemption price per share, $22,436,572 / 3,673,784 shares outstanding (unlimited amount authorized: $0.01 par value)	$6.11

Class IB
Net asset value, offering and redemption price per share, $352,866,503 / 57,632,383 shares outstanding (unlimited amount authorized: $0.01 par value)	$6.12

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2010

INVESTMENT INCOME
Dividends	$6,033,361

EXPENSES
Investment management fees	2,699,631
Distribution fees - Class IB	864,103
Administrative fees	398,678
Printing and mailing expenses	34,053
Recoupment fees	19,497
Professional fees	18,777
Custodian fees	14,999
Trustees’ fees	8,415
Miscellaneous	10,606

Gross expenses	4,068,759
Less: Fees paid indirectly	(101,901)

Net expenses	3,966,858

NET INVESTMENT INCOME (LOSS)	2,066,503

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on securities	2,225,940
Net change in unrealized appreciation (depreciation) on securities	24,199,040

NET REALIZED AND UNREALIZED GAIN (LOSS)	26,424,980

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$28,491,483

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/MONTAG & CALDWELL GROWTH PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2010	2009
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$2,066,503	$1,302,415
Net realized gain (loss) on investments	2,225,940	(25,293,812)
Net change in unrealized appreciation (depreciation) on investments	24,199,040	111,410,221

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	28,491,483	87,418,824

DIVIDENDS:
Dividends from net investment income
Class IA	(175,084)	(58,066)
Class IB	(1,892,842)	(1,230,461)

TOTAL DIVIDENDS	(2,067,926)	(1,288,527)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 2,620,805 and 1,081,280 shares, respectively ]	14,756,591	5,343,850
Capital shares issued in reinvestment of dividends [ 28,820 and 10,474 shares, respectively ]	175,084	58,066
Capital shares repurchased [ (832,068) and (579,398) shares, respectively ]	(4,758,541)	(2,819,685)

Total Class IA transactions	10,173,134	2,582,231

Class IB
Capital shares sold [ 8,388,076 and 14,010,550 shares, respectively ]	47,559,416	65,491,073
Capital shares issued in reinvestment of dividends [ 310,898 and 221,350 shares, respectively ]	1,892,842	1,230,461
Capital shares repurchased [ (14,456,397) and (18,068,795) shares, respectively ]	(81,857,280)	(86,000,138)

Total Class IB transactions	(32,405,022)	(19,278,604)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(22,231,888)	(16,696,373)

TOTAL INCREASE (DECREASE) IN NET ASSETS	4,191,669	69,433,924
NET ASSETS:
Beginning of year	371,111,406	301,677,482

End of year (a)	$375,303,075	$371,111,406

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$11,738	$13,159

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/MONTAG & CALDWELL GROWTH PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IA	2010	2009	2008		2007	2006
Net asset value, beginning of year	$5.67	$4.39	$6.56		$5.44	$5.05

Income (loss) from investment operations:
Net investment income (loss)	0.05 (e)	0.03 (e)	0.02	(e)	0.03 (e)	0.02 (e)
Net realized and unrealized gain (loss) on investments	0.44	1.28	(2.17)		1.12	0.39

Total from investment operations	0.49	1.31	(2.15)		1.15	0.41

Less distributions:
Dividends from net investment income	(0.05)	(0.03)	(0.02)		(0.03)	(0.02)

Net asset value, end of year	$6.11	$5.67	$4.39		$6.56	$5.44

Total return	8.61%	29.94%	(32.74)%		21.13%	8.20%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$22,437	$10,532	$5,898		$15,661	$10,045
Ratio of expenses to average net assets:
After waivers	0.89%	0.91%	0.90%		0.90%	0.88%
After waivers and fees paid indirectly	0.86%	0.88%	0.88%		0.88%	0.86%
Before waivers and fees paid indirectly	0.89%	0.91%	0.90%		0.90%	0.88%
Ratio of net investment income to average net assets:
After waivers	0.83%	0.60%	0.36%		0.47%	0.42%
After waivers and fees paid indirectly	0.86%	0.63%	0.38%		0.48%	0.43%
Before waivers and fees paid indirectly	0.83%	0.60%	0.36%		0.47%	0.42%
Portfolio turnover rate	55%	41%	52%		71%	66%

	Year Ended December 31,
Class IB	2010	2009	2008		2007	2006
Net asset value, beginning of year	$5.69	$4.40	$6.57		$5.45	$5.06

Income (loss) from investment operations:
Net investment income (loss)	0.03 (e)	0.02 (e)	0.01	(e)	0.01 (e)	0.01 (e)
Net realized and unrealized gain (loss) on investments	0.43	1.29	(2.17)		1.12	0.39

Total from investment operations	0.46	1.31	(2.16)		1.13	0.40

Less distributions:
Dividends from net investment income	(0.03)	(0.02)	(0.01)		(0.01)	(0.01)

Net asset value, end of year	$6.12	$5.69	$4.40		$6.57	$5.45

Total return	8.14%	29.77%	(32.86)%		20.77%	7.91%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$352,867	$360,580	$295,780		$345,467	$274,068
Ratio of expenses to average net assets:
After waivers	1.14%	1.16%	1.15	%(c)	1.15%	1.13%
After waivers and fees paid indirectly	1.11%	1.13%	1.13%		1.13%	1.11%
Before waivers and fees paid indirectly	1.14%	1.16%	1.15	%(c)	1.15%	1.13%
Ratio of net investment income to average net assets:
After waivers	0.53%	0.36%	0.17%		0.21%	0.17%
After waivers and fees paid indirectly	0.56%	0.39%	0.20%		0.22%	0.18%
Before waivers and fees paid indirectly	0.53%	0.36%	0.17%		0.21%	0.17%
Portfolio turnover rate	55%	41%	52%		71%	66%
(c)	Reflects overall fund ratios for non-class specific expense.
(e)	Net investment income per share is based on average shares outstanding.

See Notes to Financial Statements.

EQ/MORGAN STANLEY MID CAP GROWTH PORTFOLIO (Unaudited)

PORTFOLIO ADVISER

➢	Morgan Stanley Investment Management, Inc.
PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/10
	1 Year	5 Year	Since Incept.*
Portfolio – Class IA Shares	32.57%	8.18%	11.49%
Portfolio – Class IB Shares	32.31	7.93	11.22
Russell Mid Cap® Growth Index	26.38	4.88	7.49
* Date of inception 4/29/05 Returns for periods greater than one year are annualized

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IA shares returned 32.57% for the year ended December 31, 2010. The Portfolio’s benchmark, the Russell Mid Cap® Growth Index, returned 26.38% over the same period.

Portfolio Highlights

What helped performance during the year:

•	Stock selection in Information Technology had the largest positive effect on relative performance. Within the sector, the computer services software and systems industry was the top contributor.

•	Stock selection in the Consumer Discretionary sector was advantageous to relative performance, led by the leisure time industry.

•	Both stock selection and an underweight position in the Health Care sector were favorable to relative performance. The medical equipment industry was the main outperformer in the sector.

What hurt performance during the year:

•

Stock selection in the Energy sector had the largest negative effect on relative performance, although an underweight in the sector slightly helped. The Portfolio’s exposure to natural gas producers was the primary cause for the sector’s underperformance.

•	Both stock selection and an overweight in the Financials sector dampened relative performance, with particularly weak results from the financial data and systems industry.

•

Relative returns were also hampered by stock selection in Producer Durables, although an overweight in the sector was slightly beneficial. Within the sector, the commercial services industry was the most disadvantageous to performance.

Portfolio Positioning and Outlook

As a team, we believe having a market outlook can be an anchor. At year’s end, the manager’s focus remained on assessing company prospects over three to five years, and owning a portfolio of high-quality companies with diverse business drivers not tied to a particular market environment.

Sector Weightings as of 12/31/10	% of Net Assets
Consumer Discretionary	24.1%
Information Technology	19.0
Industrials	17.6
Health Care	9.5
Materials	8.0
Financials	8.0
Energy	3.7
Consumer Staples	3.6
Telecommunication Services	1.3
Cash and Other	5.2

100.0%

EQ/MORGAN STANLEY MID CAP GROWTH PORTFOLIO (Unaudited)

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2010 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/10	Ending Account Value 12/31/10	Expenses Paid During Period* 7/1/10 - 12/31/10
Class IA
Actual	$1,000.00	$1,311.70	$4.84
Hypothetical (5% average return before expenses)	1,000.00	1,021.02	4.23
Class IB
Actual	1,000.00	1,311.00	6.29
Hypothetical (5% average return before expenses)	1,000.00	1,019.76	5.50

*   Expenses are equal to the Portfolio’s Class IA and Class IB shares annualized expense ratios of 0.83% and 1.08% , respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

EQ ADVISORS TRUST

EQ/MORGAN STANLEY MID CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2010

	Number of Shares	Value (Note 1)

COMMON STOCKS:
Consumer Discretionary (24.1%)
Auto Components (0.3%)
Better Place*†(b)	1,171,377	$2,987,011

Diversified Consumer Services (1.3%)
New Oriental Education & Technology Group, Inc. (ADR)*	119,192	12,542,574

Hotels, Restaurants & Leisure (7.0%)
Betfair Group plc*	174,080	2,616,374
Chipotle Mexican Grill, Inc.*	70,681	15,031,021
Ctrip.com International Ltd. (ADR)*	539,326	21,815,737
Wynn Resorts Ltd.	251,533	26,119,187

		65,582,319

Household Durables (1.7%)
Gafisa S.A. (ADR)	484,677	7,042,357
NVR, Inc.*	12,342	8,528,569

		15,570,926

Internet & Catalog Retail (5.6%)
Netflix, Inc.*	127,054	22,323,388
priceline.com, Inc.*	75,866	30,312,260

		52,635,648

Media (5.0%)
Discovery Communications, Inc., Class C*	219,523	8,054,299
Groupe Aeroplan, Inc.	646,401	8,886,958
Morningstar, Inc.	228,366	12,121,667
Naspers Ltd., Class N	309,321	18,216,483

		47,279,407

Multiline Retail (2.0%)
Dollar Tree, Inc.*	253,465	14,214,317
Sears Holdings Corp.*	64,338	4,744,928

		18,959,245

Textiles, Apparel & Luxury Goods (1.2%)
Lululemon Athletica, Inc.*	167,896	11,487,444

Total Consumer Discretionary		227,044,574

Consumer Staples (3.6%)
Food Products (2.2%)
Mead Johnson Nutrition Co.	338,094	21,046,351

Personal Products (1.4%)
Natura Cosmeticos S.A.	464,211	13,336,279

Total Consumer Staples		34,382,630

Energy (3.7%)
Oil, Gas & Consumable Fuels (3.7%)
Range Resources Corp.	303,241	13,639,780
Ultra Petroleum Corp.*	441,115	21,072,064

Total Energy		34,711,844

Financials (8.0%)
Capital Markets (2.5%)
Greenhill & Co., Inc.	158,951	12,983,118

	Number of Shares	Value (Note 1)

T. Rowe Price Group, Inc.	159,310	$10,281,867

		23,264,985

Diversified Financial Services (5.5%)
IntercontinentalExchange, Inc.*	107,430	12,800,284
Leucadia National Corp.	500,731	14,611,331
Moody’s Corp.	135,882	3,606,308
MSCI, Inc., Class A*	534,231	20,813,640

		51,831,563

Total Financials		75,096,548

Health Care (9.5%)
Biotechnology (0.6%)
Ironwood Pharmaceuticals, Inc.*	506,531	5,242,596

Health Care Equipment & Supplies (4.8%)
Gen-Probe, Inc.*	256,396	14,960,707
IDEXX Laboratories, Inc.*	168,449	11,660,040
Intuitive Surgical, Inc.*	71,834	18,515,213

		45,135,960

Life Sciences Tools & Services (4.1%)
Illumina, Inc.*	435,314	27,572,789
Techne Corp.	175,047	11,495,336

		39,068,125

Total Health Care		89,446,681

Industrials (17.6%)
Air Freight & Logistics (3.6%)
C.H. Robinson Worldwide, Inc.	174,219	13,970,622
Expeditors International of Washington, Inc.	361,434	19,734,296

		33,704,918

Commercial Services & Supplies (5.2%)
Covanta Holding Corp.	675,555	11,612,790
Edenred*	999,304	23,656,079
Stericycle, Inc.*	170,598	13,804,790

		49,073,659

Machinery (1.9%)
Schindler Holding AG	152,341	18,020,230

Professional Services (5.5%)
IHS, Inc., Class A*	172,549	13,871,214
Intertek Group plc	635,491	17,586,594
Verisk Analytics, Inc., Class A*	605,655	20,640,722

		52,098,530

Trading Companies & Distributors (1.4%)
Fastenal Co.	210,699	12,622,977

Total Industrials		165,520,314

Information Technology (18.6%)
Internet Software & Services (2.1%)
Akamai Technologies, Inc.*	239,640	11,275,062
Alibaba.com Ltd.	4,662,000	8,360,987

		19,636,049

IT Services (3.8%)
Gartner, Inc.*	380,917	12,646,444

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/MORGAN STANLEY MID CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2010

	Number of Shares	Value (Note 1)

Teradata Corp.*	571,118	$23,507,217

		36,153,661

Semiconductors & Semiconductor Equipment (1.7%)
ARM Holdings plc (ADR)	414,118	8,592,949
First Solar, Inc.*	56,975	7,414,726

		16,007,675

Software (11.0%)
Autodesk, Inc.*	300,288	11,471,002
Citrix Systems, Inc.*	116,023	7,937,133
FactSet Research Systems, Inc.	152,268	14,276,648
Red Hat, Inc.*	349,617	15,960,016
Rovi Corp.*	163,876	10,161,951
Salesforce.com, Inc.*	178,400	23,548,800
Solera Holdings, Inc.	401,037	20,581,219

		103,936,769

Total Information Technology		175,734,154

Materials (8.0%)
Chemicals (4.5%)
Intrepid Potash, Inc.*	461,679	17,216,010
Nalco Holding Co.	427,806	13,664,123
Rockwood Holdings, Inc.*	304,598	11,915,874

		42,796,007

Construction Materials (1.3%)
Martin Marietta Materials, Inc.	131,567	12,135,740

Metals & Mining (2.2%)
Lynas Corp., Ltd.*	3,442,863	7,254,002
Molycorp, Inc.*	268,196	13,382,981

		20,636,983

Total Materials		75,568,730

	Number of Shares	Value (Note 1)

Telecommunication Services (1.3%)
Wireless Telecommunication Services (1.3%)
Millicom International Cellular S.A.	128,812	$12,314,427

Total Telecommunication Services		12,314,427

Total Common Stocks (94.4%) (Cost $714,692,938)		889,819,902

PREFERRED STOCK:
Information Technology (0.4%)
Internet Software & Services (0.4%)
Groupon, Inc. 0.000%*†(b)	146,549	3,935,060

Total Preferred Stocks (0.4%) (Cost $4,629,483)		3,935,060

	Principal Amount	Value (Note 1)
SHORT-TERM INVESTMENT:
Time Deposit (5.5%)
JPMorgan Chase Nassau 0.000%, 1/3/11 (Cost $51,790,707)	$51,790,707	51,790,707

Total Investments (100.3%) (Cost $771,113,128)		945,545,669
Other Assets Less Liabilities (-0.3%)		(3,098,821)

Net Assets (100%)		$942,446,848

*	Non-income producing.
†	Securities (totaling $6,922,071 or 0.7% of net assets) at fair value by management.
(b)	Illiquid security.

Glossary:

ADR	— American Depositary Receipt

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2010:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with rules under the Investment Company Act of 1940. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Common Stocks
Consumer Discretionary	$203,224,706	$20,832,857	$2,987,011	$227,044,574
Consumer Staples	34,382,630	—	—	34,382,630

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/MORGAN STANLEY MID CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2010

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Energy	$34,711,844	$—	$—	$34,711,844
Financials	75,096,548	—	—	75,096,548
Health Care	89,446,681	—	—	89,446,681
Industrials	106,257,411	59,262,903	—	165,520,314
Information Technology	167,373,167	8,360,987	—	175,734,154
Materials	68,314,728	7,254,002	—	75,568,730
Telecommunication Services	12,314,427	—	—	12,314,427
Preferred Stocks
Information Technology	—	—	3,935,060	3,935,060
Short-Term Investments	—	51,790,707	—	51,790,707

Total Assets	$791,122,142	$147,501,456	$6,922,071	$945,545,669

Total Liabilities	$—	$—	$—	$—

Total	$791,122,142	$147,501,456	$6,922,071	$945,545,669

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	Investments in Securities-Consumer Discretionary	Investments in Securities-Health Care	Investments in Securities-Information Technology
Balance as of 12/31/09	$—	$3,663,475	$—
Total gains or losses (realized/unrealized) included in earnings	(527,120)	—	(694,423)
Purchases, sales, issuances, and settlements (net)	3,514,131	—	4,629,483
Transfers into Level 3	—	—	—
Transfers out of Level 3	—	(3,663,475)	—
Balance as of 12/31/10	$2,987,011	$—	$3,935,060
The amount of total gains or losses for the year included in earnings attributable to the change in unrealized gains or losses relating to assets and liabilities still held at year ending 12/31/10.	$(527,120)	$—	$(694,423)

The Portfolio held no derivatives contracts during the year ended December 31, 2010.

Investment security transactions for the year ended December 31, 2010 were as follows:

Cost of Purchases:
Stocks	$349,245,587
Net Proceeds of Sales and Redemptions:
Stocks	$232,780,222

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/MORGAN STANLEY MID CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2010

As of December 31, 2010, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$202,080,265
Aggregate gross unrealized depreciation	(30,016,861)

Net unrealized appreciation	$172,063,404

Federal income tax cost of investments	$773,482,265

For the year ended December 31, 2010, the Portfolio incurred approximately $11,767 as brokerage commissions with Exane S.A. and $8,303 with Sanford C. Bernstein & Co., Inc., affiliated broker/dealers.

The Portfolio utilized net capital loss carryforward of $36,495,939 during 2010.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/MORGAN STANLEY MID CAP GROWTH PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2010

ASSETS
Investments at value (Cost $771,113,128)	$945,545,669
Foreign cash (Cost $69,134)	69,137
Receivable from Separate Accounts for Trust shares sold	507,540
Dividends, interest and other receivables	284,939
Other assets	1,189

Total assets	946,408,474

LIABILITIES
Overdraft payable	68,689
Payable to Separate Accounts for Trust shares redeemed	3,018,069
Investment management fees payable	551,179
Distribution fees payable - Class IB	171,944
Administrative fees payable	82,862
Payable for securities purchased	385
Trustees’ fees payable	327
Accrued expenses	68,171

Total liabilities	3,961,626

NET ASSETS	$942,446,848

Net assets were comprised of:
Paid in capital	$770,818,764
Accumulated undistributed net investment income (loss)	47,157
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions	(2,851,291)
Unrealized appreciation (depreciation) on investments and foreign currency translations	174,432,218

Net assets	$942,446,848

Class IA
Net asset value, offering and redemption price per share, $119,146,706 / 6,898,094 shares outstanding (unlimited amount authorized: $0.01 par value)	$17.27

Class IB
Net asset value, offering and redemption price per share, $823,300,142 / 47,989,919 shares outstanding (unlimited amount authorized: $0.01 par value)	$17.16

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2010

INVESTMENT INCOME
Dividends (net of $177,050 foreign withholding tax)	$8,194,233
Interest	24

Total income	8,194,257

EXPENSES
Investment management fees	4,994,297
Distribution fees - Class IB	1,552,618
Administrative fees	760,673
Printing and mailing expenses	70,748
Custodian fees	38,500
Professional fees	29,735
Trustees’ fees	15,350
Miscellaneous	30,604

Gross expenses	7,492,525
Less: Fees paid indirectly	(147,283)

Net expenses	7,345,242

NET INVESTMENT INCOME (LOSS)	849,015

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Securities	38,270,212
Foreign currency transactions	(170,686)

Net realized gain (loss)	38,099,526

Change in unrealized appreciation (depreciation) on:
Securities	168,907,703
Foreign currency translations	(493)

Net change in unrealized appreciation (depreciation)	168,907,210

NET REALIZED AND UNREALIZED GAIN (LOSS)	207,006,736

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$207,855,751

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/MORGAN STANLEY MID CAP GROWTH PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2010	2009
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$849,015	$(479,090)
Net realized gain (loss) on investments and foreign currency transactions	38,099,526	(4,777,132)
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	168,907,210	192,616,816

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	207,855,751	187,360,594

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class IA	(395,381)	—
Class IB	(710,538)	—

	(1,105,919)	—

Distributions from net realized capital gains
Class IA	(82,770)	—
Class IB	(573,167)	—

	(655,937)	—

TOTAL DIVIDENDS AND DISTRIBUTIONS	(1,761,856)	—

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 2,378,981 and 2,094,310 shares, respectively ]	35,683,594	23,114,454
Capital shares issued in reinvestment of dividends and distributions [ 27,811 and 0 shares, respectively ]	478,151	—
Capital shares repurchased [ (1,582,901) and (1,418,225) shares, respectively ]	(22,972,789)	(14,413,986)

Total Class IA transactions	13,188,956	8,700,468

Class IB
Capital shares sold [ 16,300,720 and 16,458,322 shares, respectively ]	241,750,525	178,780,949
Capital shares issued in reinvestment of dividends and distributions [ 75,165 and 0 shares, respectively ]	1,283,705	—
Capital shares repurchased [ (8,539,505) and (7,228,833) shares, respectively ]	(120,928,157)	(74,387,167)

Total Class IB transactions	122,106,073	104,393,782

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	135,295,029	113,094,250

TOTAL INCREASE (DECREASE) IN NET ASSETS	341,388,924	300,454,844
NET ASSETS:
Beginning of year	601,057,924	300,603,080

End of year (a)	$942,446,848	$601,057,924

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$47,157	$551,244

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/MORGAN STANLEY MID CAP GROWTH PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IA	2010	2009		2008		2007		2006
Net asset value, beginning of year	$13.08	$8.31		$15.73		$13.58		$12.51

Income (loss) from investment operations:
Net investment income (loss)	0.05 (e)	0.01	(e)	0.03	(e)	0.17	(e)	0.05 (e)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	4.21	4.76		(7.45)		2.88		1.14

Total from investment operations	4.26	4.77		(7.42)		3.05		1.19

Less distributions:
Dividends from net investment income	(0.06)	—		—		(0.08)		(0.05)
Distributions from net realized gains	(0.01)	—		—		(0.82)		(0.07)

Total dividends and distributions	(0.07)	—		—		(0.90)		(0.12)

Net asset value, end of year	$17.27	$13.08		$8.31		$15.73		$13.58

Total return	32.57%	57.40%		(47.17)%		22.74%		9.50%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$119,147	$79,442		$44,837		$62,728		$137
Ratio of expenses to average net assets:
After waivers	0.83%	0.85%		0.81%		0.80%		0.80%
After waivers and fees paid indirectly	0.81%	0.83%		0.79%		0.79%		0.76%
Before waivers and fees paid indirectly	0.83%	0.87%		0.87%		0.85%		0.90%
Ratio of net investment income to average net assets:
After waivers	0.32%	0.08%		0.21%		1.07%		0.38%
After waivers and fees paid indirectly	0.34%	0.10%		0.22%		1.07%		0.41%
Before waivers and fees paid indirectly	0.32%	0.06%		0.15%		1.01%		0.27%
Portfolio turnover rate	34%	33%		28%		55%		64%

	Year Ended December 31,
Class IB	2010	2009		2008		2007		2006
Net asset value, beginning of year	$12.99	$8.27		$15.70		$13.56		$12.48

Income (loss) from investment operations:
Net investment income (loss)	0.01 (e)	(0.02	)(e)	(0.01	)(e)	0.06	(e)	0.01 (e)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	4.19	4.74		(7.42)		2.93		1.15

Total from investment operations	4.20	4.72		(7.43)		2.99		1.16

Less distributions:
Dividends from net investment income	(0.02)	—		—		(0.03)		(0.01)
Distributions from net realized gains	(0.01)	—		—		(0.82)		(0.07)

Total dividends and distributions	(0.03)	—		—		(0.85)		(0.08)

Net asset value, end of year	$17.16	$12.99		$8.27		$15.70		$13.56

Total return	32.31%	57.07%		(47.32)%		22.38%		9.33%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$823,300	$521,616		$255,766		$378,803		$139,188
Ratio of expenses to average net assets:
After waivers	1.08%	1.10%		1.06%		1.05%		1.05%
After waivers and fees paid indirectly	1.06%	1.08%		1.04%		1.04	%(c)	1.01%
Before waivers and fees paid indirectly	1.08%	1.12%		1.12%		1.10	%(c)	1.15%
Ratio of net investment income to average net assets:
After waivers	0.06%	(0.17)%		(0.06)%		0.39%		0.06%
After waivers and fees paid indirectly	0.09%	(0.15)%		(0.05)%		0.41%		0.10%
Before waivers and fees paid indirectly	0.06%	(0.19)%		(0.12)%		0.33%		(0.04)%
Portfolio turnover rate	34%	33%		28%		55%		64%
(c)	Reflects overall fund ratios for non-class specific expense.
(e)	Net investment income per share is based on average shares outstanding.

See Notes to Financial Statements.

EQ/MUTUAL LARGE CAP EQUITY PORTFOLIO (Unaudited)

PORTFOLIO ADVISERS

➢	BlackRock Investment Management, LLC

➢	Franklin Mutual Advisers, LLC

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/10
	1 Year	Since Incept.*
Portfolio – Class IA Shares	12.14%	(1.01)%
Portfolio – Class IB Shares	11.88	(1.26)
S&P 500 Index	15.06	1.03
* Date of inception 9/15/06 Returns for periods greater than one year are annualized

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IA shares returned 12.14% for the year ended December 31, 2010. The Portfolio’s benchmark, the S&P 500 Index, returned 15.06% over the same period.

The Portfolio’s assets were allocated between two investment managers. The Portfolio Highlights and Outlook sections below reflect the views of Franklin Mutual Advisers, LLC. who manages a portion of the Portfolio through active security and sector selection. Another allocated portion of the Portfolio, managed by BlackRock Investment Management, LLC, is designed to track the performance of the S&P 500 Index.

Portfolio Highlights

What helped performance during the year:

•	Three particularly strong Portfolio performers were U.K.-based British American Tobacco, U.S. tobacco company Altria Group and German auto maker Volkswagen.

•

BAT’s unit volume trends improved as the year unfolded; a multi-year productivity program and positive pricing contributed to the company’s ability to expand margins and deliver earnings growth that exceeded analyst expectations.

•

Altria operates the largest U.S. tobacco company in addition to wine and financial subsidiaries. Altria’s stock performed well during the year due to some company-specific events and generally favorable market trends.

•

Volkswagen is Europe’s largest automotive group and has market share not only in Europe but also in North America, South America and China. During the year, Volkswagen announced its intention to merge its operations with those of Porsche.

What hurt performance during the year:

•

Some of the Portfolio’s investments, however, lost value during 2010. These included Swiss-incorporated deepwater drilling contractor Transocean; German utility conglomerate E.ON, one of the world’s largest investor-owned power and gas companies; and Bank of America.

•

Although Transocean’s stock price appreciated toward the end of the year, the company detracted from Portfolio performance for the overall year. Transocean’s stock price began several months of decline in late April after its Deepwater Horizon rig caught fire and sank in the Gulf of Mexico.

•	Shares of E.ON fell early in the year, as power fundamentals remained weak in many of the geographic regions the company serves.

•

Bank of America detracted from performance largely due to concerns about potential mortgage losses, particularly those stemming from the Countrywide Home Loans business it acquired in 2008. In addition, new U.S. financial regulations that may pressure consumer-related fees also weighed on the stock.

Portfolio Positioning and Outlook

Equities remained the core of the Portfolio, with sector weights remaining fairly consistent through the year. The largest weight change was an increase in health care sector exposure. Merger and acquisition (M&A) activity picked up, but merger arbitrage opportunities were often disappointing. Distressed debt in 2010 brought few new opportunities. The Portfolio’s investments in credit often performed well, but overall exposure to credit declined as the market rallied.

Sector Weightings as of 12/31/10	% of Net Assets
Financials	14.2%
Consumer Staples	14.0
Information Technology	10.7
Health Care	8.6
Energy	7.0
Consumer Discretionary	6.9
Industrials	5.6
Utilities	3.5
Materials	2.7
Telecommunication Services	2.7
Cash and Other	24.1

100.0%

EQ/MUTUAL LARGE CAP EQUITY PORTFOLIO (Unaudited)

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2010 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related feed and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/10	Ending Account Value 12/31/10	Expenses Paid During Period* 7/1/10 - 12/31/10
Class IA
Actual	$1,000.00	$1,200.60	$4.88
Hypothetical (5% average return before expenses)	1,000.00	1,020.77	4.48
Class IB
Actual	1,000.00	1,198.10	6.26
Hypothetical (5% average return before expenses)	1,000.00	1,019.51	5.75

*   Expenses are equal to the Portfolio’s Class IA and Class IB shares annualized expense ratios of 0.88% and 1.13% , respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

EQ ADVISORS TRUST

EQ/MUTUAL LARGE CAP EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2010

	Number of Shares	Value (Note 1)

COMMON STOCKS:
Consumer Discretionary (6.9%)
Auto Components (0.1%)
Goodyear Tire & Rubber Co.*	4,400	$52,140
International Automotive Components Group North America LLC*†(b)	100,516	101,893
Johnson Controls, Inc.	13,545	517,419

		671,452

Automobiles (0.5%)
Daimler AG (Registered)*	34,729	2,354,296
Ford Motor Co.*	75,511	1,267,830
Harley-Davidson, Inc.	4,847	168,045

		3,790,171

Distributors (0.0%)
Genuine Parts Co.	3,184	163,467

Diversified Consumer Services (0.0%)
Apollo Group, Inc., Class A*	2,606	102,911
DeVry, Inc.	1,276	61,223
H&R Block, Inc.	6,222	74,104

		238,238

Hotels, Restaurants & Leisure (0.6%)
Carnival Corp.	8,690	400,696
Darden Restaurants, Inc.	2,824	131,146
GHCP Harrah’s Investment LP*†(b)	173,925	—
International Game Technology	6,254	110,633
Marriott International, Inc., Class A	5,764	239,437
McDonald’s Corp.	21,317	1,636,293
Starbucks Corp.	14,958	480,600
Starwood Hotels & Resorts Worldwide, Inc.	3,802	231,086
Thomas Cook Group plc	107,235	317,160
Wyndham Worldwide Corp.	3,603	107,946
Wynn Resorts Ltd.	1,513	157,110
Yum! Brands, Inc.	9,435	462,787

		4,274,894

Household Durables (0.4%)
D.R. Horton, Inc.	6,011	71,711
Fortune Brands, Inc.	3,073	185,148
Harman International Industries, Inc.*	1,403	64,959
Leggett & Platt, Inc.	2,953	67,210
Lennar Corp., Class A	2,900	54,375
Newell Rubbermaid, Inc.	5,693	103,499
Pulte Group, Inc.*	6,285	47,263
Stanley Black & Decker, Inc.	32,506	2,173,676
Whirlpool Corp.	1,498	133,068

		2,900,909

Internet & Catalog Retail (0.2%)
Amazon.com, Inc.*	7,131	1,283,580
Expedia, Inc.	4,000	100,360
Netflix, Inc.*	875	153,738
priceline.com, Inc.*	982	392,358

		1,930,036

	Number of Shares	Value (Note 1)

Leisure Equipment & Products (0.4%)
Hasbro, Inc.	2,807	$132,434
Mattel, Inc.	119,012	3,026,475

		3,158,909

Media (3.6%)
British Sky Broadcasting Group plc	246,899	2,833,160
Cablevision Systems Corp. - New York Group, Class A	4,843	163,887
CBS Corp., Class B	13,760	262,128
Comcast Corp., Class A	117,496	2,510,395
DIRECTV, Class A*	16,822	671,702
Discovery Communications, Inc., Class A*	5,740	239,358
Gannett Co., Inc.	4,821	72,749
Interpublic Group of Cos., Inc.*	9,859	104,703
McGraw-Hill Cos., Inc.	6,234	226,980
Meredith Corp.	733	25,398
News Corp., Class A	322,177	4,690,897
Omnicom Group, Inc.	6,000	274,800
Scripps Networks Interactive, Inc., Class A	1,811	93,719
Time Warner Cable, Inc.	61,367	4,052,063
Time Warner, Inc.	138,978	4,470,922
Viacom, Inc., Class B	12,265	485,817
Virgin Media, Inc.	142,144	3,872,003
Walt Disney Co.	38,207	1,433,145
Washington Post Co., Class B	120	52,740

		26,536,566

Multiline Retail (0.3%)
Big Lots, Inc.*	1,524	46,421
Family Dollar Stores, Inc.	2,600	129,246
J.C. Penney Co., Inc.	4,910	158,642
Kohl’s Corp.*	6,188	336,256
Macy’s, Inc.	8,666	219,250
Nordstrom, Inc.	3,478	147,398
Sears Holdings Corp.*	893	65,859
Target Corp.	14,287	859,077

		1,962,149

Specialty Retail (0.6%)
Abercrombie & Fitch Co., Class A	1,874	107,999
AutoNation, Inc.*	1,270	35,814
AutoZone, Inc.*	549	149,652
Bed Bath & Beyond, Inc.*	5,226	256,858
Best Buy Co., Inc.	6,663	228,474
CarMax, Inc.*	4,492	143,205
GameStop Corp., Class A*	2,800	64,064
Gap, Inc.	8,862	196,205
Home Depot, Inc.	33,067	1,159,329
Limited Brands, Inc.	5,495	168,861
Lowe’s Cos., Inc.	27,844	698,327
O’Reilly Automotive, Inc.*	2,798	169,055
RadioShack Corp.	2,297	42,471
Ross Stores, Inc.	2,475	156,544
Staples, Inc.	14,745	335,744
Tiffany & Co.	2,547	158,602
TJX Cos., Inc.	7,986	354,498

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/MUTUAL LARGE CAP EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2010

	Number of Shares	Value (Note 1)

Urban Outfitters, Inc.*	2,597	$92,999

		4,518,701

Textiles, Apparel & Luxury Goods (0.2%)
Coach, Inc.	5,980	330,754
NIKE, Inc., Class B	7,714	658,930
Polo Ralph Lauren Corp.	1,325	146,969
VF Corp.	1,743	150,211

		1,286,864

Total Consumer Discretionary		51,432,356

Consumer Staples (14.0%)
Beverages (2.8%)
Brown-Forman Corp., Class B	22,969	1,599,102
Carlsberg A/S, Class B	16,041	1,606,099
Coca-Cola Co.	46,852	3,081,456
Coca-Cola Enterprises, Inc.	84,403	2,112,607
Constellation Brands, Inc., Class A*	3,574	79,164
Dr. Pepper Snapple Group, Inc.	90,951	3,197,837
Molson Coors Brewing Co., Class B	3,187	159,955
PepsiCo, Inc.	69,095	4,513,976
Pernod-Ricard S.A.	51,821	4,872,318

		21,222,514

Food & Staples Retailing (3.2%)
Carrefour S.A.	39,629	1,633,700
Costco Wholesale Corp.	8,723	629,888
CVS Caremark Corp.	323,319	11,241,801
Kroger Co.	193,027	4,316,084
Safeway, Inc.	7,522	169,170
SUPERVALU, Inc.	3,800	36,594
Sysco Corp.	11,823	347,596
Walgreen Co.	18,679	727,734
Wal-Mart Stores, Inc.	78,241	4,219,537
Whole Foods Market, Inc.*	2,947	149,089

		23,471,193

Food Products (2.7%)
Archer-Daniels-Midland Co.	12,974	390,258
Campbell Soup Co.	3,887	135,073
ConAgra Foods, Inc.	8,899	200,939
Dean Foods Co.*	4,100	36,244
General Mills, Inc.	86,384	3,074,407
H.J. Heinz Co.	6,472	320,105
Hershey Co.	3,139	148,004
Hormel Foods Corp.	1,384	70,944
J.M. Smucker Co.	2,401	157,626
Kellogg Co.	5,126	261,836
Kraft Foods, Inc., Class A	274,288	8,642,815
McCormick & Co., Inc. (Non-Voting)	2,687	125,026
Mead Johnson Nutrition Co.	4,125	256,781
Nestle S.A. (Registered)	103,219	6,044,107
Sara Lee Corp.	12,898	225,844
Tyson Foods, Inc., Class A	6,014	103,561

		20,193,570

	Number of Shares	Value (Note 1)

Household Products (0.7%)
Clorox Co.	2,784	$176,172
Colgate-Palmolive Co.	9,800	787,626
Kimberly-Clark Corp.	8,255	520,395
Procter & Gamble Co.	56,479	3,633,294

		5,117,487

Personal Products (0.1%)
Avon Products, Inc.	8,651	251,398
Estee Lauder Cos., Inc., Class A	2,302	185,771

		437,169

Tobacco (4.5%)
Altria Group, Inc.	274,527	6,758,855
British American Tobacco plc	218,473	8,391,205
Imperial Tobacco Group plc	197,380	6,056,228
Japan Tobacco, Inc.	618	2,287,338
Lorillard, Inc.	28,084	2,304,573
Philip Morris International, Inc.	77,836	4,555,741
Reynolds American, Inc.	99,694	3,252,018

		33,605,958

Total Consumer Staples		104,047,891

Energy (7.0%)
Energy Equipment & Services (1.9%)
Baker Hughes, Inc.	43,245	2,472,317
Cameron International Corp.*	4,901	248,628
Diamond Offshore Drilling, Inc.	1,461	97,697
Exterran Holdings, Inc.*	46,146	1,105,197
FMC Technologies, Inc.*	2,420	215,162
Halliburton Co.	18,352	749,312
Helmerich & Payne, Inc.	2,137	103,602
Nabors Industries Ltd.*	5,975	140,174
National Oilwell Varco, Inc.	8,462	569,069
Pride International, Inc.*	50,002	1,650,066
Rowan Cos., Inc.*	2,547	88,916
Schlumberger Ltd.	27,483	2,294,830
Transocean Ltd.*	62,199	4,323,452

		14,058,422

Oil, Gas & Consumable Fuels (5.1%)
Anadarko Petroleum Corp.	9,982	760,229
Apache Corp.	7,695	917,475
BP plc	250,377	1,817,334
Cabot Oil & Gas Corp.	2,100	79,485
Chesapeake Energy Corp.	13,267	343,748
Chevron Corp.	40,605	3,705,206
ConocoPhillips	29,645	2,018,825
Consol Energy, Inc.	4,459	217,332
Denbury Resources, Inc.*	8,053	153,732
Devon Energy Corp.	8,773	688,768
El Paso Corp.	14,199	195,378
EOG Resources, Inc.	5,091	465,368
EQT Corp.	3,100	139,004
Exxon Mobil Corp.	101,744	7,439,521
Hess Corp.	6,054	463,373
Marathon Oil Corp.	159,297	5,898,768
Massey Energy Co.	2,111	113,255
Murphy Oil Corp.	3,868	288,360
Newfield Exploration Co.*	2,701	194,769
Noble Energy, Inc.	18,897	1,626,654

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/MUTUAL LARGE CAP EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2010

	Number of Shares	Value (Note 1)

Occidental Petroleum Corp.	16,374	$1,606,289
Peabody Energy Corp.	5,443	348,243
Pioneer Natural Resources Co.	2,340	203,159
QEP Resources, Inc.	3,501	127,121
Range Resources Corp.	3,198	143,846
Royal Dutch Shell plc, Class A	146,216	4,831,956
Southwestern Energy Co.*	7,108	266,053
Spectra Energy Corp.	13,069	326,594
Sunoco, Inc.	2,392	96,422
Tesoro Corp.*	3,094	57,363
Total S.A.	36,363	1,926,668
Valero Energy Corp.	11,577	267,660
Williams Cos., Inc.	11,792	291,498

		38,019,456

Total Energy		52,077,878

Financials (12.7%)
Capital Markets (2.0%)
Ameriprise Financial, Inc.	5,063	291,376
Bank of New York Mellon Corp.	25,029	755,876
CG Investor LLC I*†(b)	1,888,797	1,223,940
CG Investor LLC II*†(b)	1,888,769	1,223,922
CG Investor LLC III*†(b)	944,511	612,043
Charles Schwab Corp.	19,734	337,649
E*TRADE Financial Corp.*	4,123	65,968
Federated Investors, Inc., Class B	1,741	45,562
Franklin Resources, Inc.	2,963	329,515
Goldman Sachs Group, Inc.	10,315	1,734,570
Invesco Ltd.	9,480	228,089
Janus Capital Group, Inc.	3,704	48,041
Legg Mason, Inc.	3,115	112,981
Morgan Stanley	166,660	4,534,819
Northern Trust Corp.	4,895	271,232
State Street Corp.	10,063	466,319
T. Rowe Price Group, Inc.	5,170	333,672
UBS AG (Registered)*	136,936	2,248,094

		14,863,668

Commercial Banks (2.7%)
Barclays plc	702,066	2,863,998
BB&T Corp.	13,931	366,246
Comerica, Inc.	3,560	150,374
Fifth Third Bancorp	16,060	235,761
First Horizon National Corp.*	4,777	56,273
Guaranty Bancorp*	91,672	129,258
Huntington Bancshares, Inc./Ohio	17,420	119,675
Intesa Sanpaolo S.p.A.	375,208	1,017,823
KeyCorp	17,892	158,344
M&T Bank Corp.	2,400	208,920
Marshall & Ilsley Corp.	10,641	73,636
PNC Financial Services Group, Inc.	73,447	4,459,702
Regions Financial Corp.	25,344	177,408
SunTrust Banks, Inc.	10,181	300,441
U.S. Bancorp	38,500	1,038,345
Wells Fargo & Co.	266,259	8,251,366
Zions Bancorp	3,478	84,272

		19,691,842

	Number of Shares	Value (Note 1)

Consumer Finance (0.2%)
American Express Co.	21,112	$906,127
Capital One Financial Corp.	9,236	393,084
Discover Financial Services	10,972	203,311
SLM Corp.*	9,796	123,332

		1,625,854

Diversified Financial Services (2.2%)
Bank of America Corp.	472,333	6,300,922
Bond Street Holdings LLC, Class A*§†	38,265	784,433
Citigroup, Inc.*	586,146	2,772,471
CME Group, Inc.	1,354	435,650
Deutsche Boerse AG	29,283	2,026,979
IntercontinentalExchange, Inc.*	1,500	178,725
JPMorgan Chase & Co.	78,876	3,345,920
Leucadia National Corp.	3,975	115,990
Moody’s Corp.	4,103	108,894
NASDAQ OMX Group, Inc.*	2,903	68,830
NYSE Euronext	5,334	159,913

		16,298,727

Insurance (3.3%)
ACE Ltd.	63,545	3,955,676
Aflac, Inc.	9,484	535,182
Alleghany Corp.*	6,129	1,877,742
Allstate Corp.	10,731	342,104
American International Group, Inc.*	2,792	160,875
Aon Corp.	6,617	304,448
Assurant, Inc.	2,227	85,784
Berkshire Hathaway, Inc., Class B*	42,592	3,412,045
Chubb Corp.	6,153	366,965
Cincinnati Financial Corp.	3,267	103,531
CNO Financial Group, Inc.*	90,598	614,254
Genworth Financial, Inc., Class A*	9,869	129,679
Hartford Financial Services Group, Inc.	9,136	242,013
Lincoln National Corp.	6,300	175,203
Loews Corp.	6,411	249,452
Marsh & McLennan Cos., Inc.	11,100	303,474
MetLife, Inc.	18,272	812,008
Old Republic International Corp.	156,506	2,133,177
Principal Financial Group, Inc.	6,460	210,337
Progressive Corp.	13,476	267,768
Prudential Financial, Inc.	9,793	574,947
Torchmark Corp.	1,655	98,870
Travelers Cos., Inc.	9,262	515,986
Unum Group	6,591	159,634
White Mountains Insurance Group Ltd.	13,520	4,537,312
XL Group plc	6,522	142,310
Zurich Financial Services AG	8,650	2,240,674

		24,551,450

Real Estate Investment Trusts (REITs) (1.9%)
Alexander’s, Inc. (REIT)	8,355	3,444,599

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/MUTUAL LARGE CAP EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2010

	Number of Shares	Value (Note 1)

Apartment Investment & Management Co. (REIT), Class A	2,360	$60,982
AvalonBay Communities, Inc. (REIT)	1,728	194,486
Boston Properties, Inc. (REIT)	2,815	242,372
Equity Residential (REIT)	5,624	292,167
HCP, Inc. (REIT)	7,353	270,517
Health Care REIT, Inc. (REIT)	2,928	139,490
Host Hotels & Resorts, Inc. (REIT)	13,278	237,278
Kimco Realty Corp. (REIT)	8,185	147,657
Link REIT (REIT)	456,089	1,417,063
Plum Creek Timber Co., Inc. (REIT)	3,269	122,424
ProLogis (REIT)	11,226	162,103
Public Storage (REIT)	2,800	283,976
Simon Property Group, Inc. (REIT)	5,857	582,713
Ventas, Inc. (REIT)	3,101	162,741
Vornado Realty Trust (REIT)	3,266	272,156
Weyerhaeuser Co. (REIT)	310,716	5,881,854

		13,914,578

Real Estate Management & Development (0.4%)
Canary Wharf Group plc*†(b)	353,084	1,529,838
CB Richard Ellis Group, Inc., Class A*	5,900	120,832
Forestar Group, Inc.*	36,491	704,276
St. Joe Co.*	30,594	668,479

		3,023,425

Thrifts & Mortgage Finance (0.0%)
Hudson City Bancorp, Inc.	10,572	134,687
People’s United Financial, Inc.	7,386	103,478

		238,165

Total Financials		94,207,709

Health Care (8.6%)
Biotechnology (1.2%)
Amgen, Inc.*	55,927	3,070,392
Biogen Idec, Inc.*	4,873	326,735
Celgene Corp.*	9,496	561,594
Cephalon, Inc.*	1,561	96,345
Genzyme Corp.*	57,419	4,088,233
Gilead Sciences, Inc.*	16,381	593,647

		8,736,946

Health Care Equipment & Supplies (1.7%)
Alcon, Inc.	16,457	2,689,074
Baxter International, Inc.	11,758	595,190
Becton, Dickinson and Co.	4,640	392,173
Boston Scientific Corp.*	327,548	2,479,538
C.R. Bard, Inc.	1,924	176,565
CareFusion Corp.*	4,498	115,599
DENTSPLY International, Inc.	2,955	100,972
Intuitive Surgical, Inc.*	792	204,138
Medtronic, Inc.	103,568	3,841,337
St. Jude Medical, Inc.*	6,917	295,702
Stryker Corp.	6,873	369,080
Varian Medical Systems, Inc.*	2,453	169,944

	Number of Shares	Value (Note 1)

Zimmer Holdings, Inc.*	26,056	$1,398,685

		12,827,997

Health Care Providers & Services (2.4%)
Aetna, Inc.	8,073	246,307
AmerisourceBergen Corp.	5,706	194,689
Cardinal Health, Inc.	7,082	271,311
CIGNA Corp.	5,585	204,746
Community Health Systems, Inc.*	57,135	2,135,135
Coventry Health Care, Inc.*	7,493	197,815
DaVita, Inc.*	1,961	136,270
Express Scripts, Inc.*	10,634	574,768
Humana, Inc.*	3,494	191,262
Laboratory Corp. of America Holdings*	2,000	175,840
McKesson Corp.	5,106	359,360
Medco Health Solutions, Inc.*	8,563	524,655
Patterson Cos., Inc.	1,950	59,729
Quest Diagnostics, Inc.	2,854	154,030
Tenet Healthcare Corp.*	634,468	4,244,591
UnitedHealth Group, Inc.	204,677	7,390,886
WellPoint, Inc.*	7,942	451,582

		17,512,976

Health Care Technology (0.0%)
Cerner Corp.*	1,423	134,815

Life Sciences Tools & Services (0.1%)
Agilent Technologies, Inc.*	6,986	289,430
Life Technologies Corp.*	3,768	209,124
PerkinElmer, Inc.	2,378	61,400
Thermo Fisher Scientific, Inc.*	8,020	443,987
Waters Corp.*	1,856	144,230

		1,148,171

Pharmaceuticals (3.2%)
Abbott Laboratories, Inc.	31,200	1,494,792
Allergan, Inc.	6,202	425,891
Bristol-Myers Squibb Co.	34,500	913,560
Eli Lilly and Co.	174,910	6,128,846
Forest Laboratories, Inc.*	5,759	184,173
Hospira, Inc.*	3,374	187,898
Johnson & Johnson	55,411	3,427,170
King Pharmaceuticals, Inc.*	5,035	70,742
Merck & Co., Inc.	62,069	2,236,967
Mylan, Inc.*	8,769	185,289
Pfizer, Inc.	481,372	8,428,824
Watson Pharmaceuticals, Inc.*	2,528	130,571

		23,814,723

Total Health Care		64,175,628

Industrials (5.5%)
Aerospace & Defense (0.9%)
Boeing Co.	14,757	963,042
GenCorp, Inc.*	61,699	318,984
General Dynamics Corp.	7,671	544,334
Goodrich Corp.	2,542	223,874
Honeywell International, Inc.	15,742	836,845
ITT Corp.	3,708	193,224
L-3 Communications Holdings, Inc.	2,309	162,761

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/MUTUAL LARGE CAP EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2010

	Number of Shares	Value (Note 1)

Lockheed Martin Corp.	5,995	$419,110
Northrop Grumman Corp.	5,902	382,332
Precision Castparts Corp.	2,900	403,709
Raytheon Co.	7,355	340,831
Rockwell Collins, Inc.	3,170	184,684
United Technologies Corp.	18,632	1,466,711

		6,440,441

Air Freight & Logistics (0.5%)
C.H. Robinson Worldwide, Inc.	3,369	270,160
Expeditors International of Washington, Inc.	4,279	233,634
FedEx Corp.	6,329	588,660
TNT N.V.	55,521	1,465,306
United Parcel Service, Inc., Class B	20,000	1,451,600

		4,009,360

Airlines (0.0%)
Southwest Airlines Co.	15,028	195,063

Building Products (0.4%)
Masco Corp.	7,610	96,343
Owens Corning, Inc.*	84,474	2,631,365

		2,727,708

Commercial Services & Supplies (0.1%)
Avery Dennison Corp.	2,217	93,868
Cintas Corp.	2,682	74,989
Iron Mountain, Inc.	4,000	100,040
Pitney Bowes, Inc.	4,169	100,806
R.R. Donnelley & Sons Co.	4,161	72,693
Republic Services, Inc.	6,214	185,550
Stericycle, Inc.*	1,712	138,535
Waste Management, Inc.	9,719	358,339

		1,124,820

Construction & Engineering (0.1%)
Fluor Corp.	3,613	239,397
Jacobs Engineering Group, Inc.*	2,536	116,276
Quanta Services, Inc.*	4,255	84,759

		440,432

Electrical Equipment (0.4%)
Alstom S.A.	38,336	1,834,489
Emerson Electric Co.	15,163	866,869
Rockwell Automation, Inc.	2,861	205,162
Roper Industries, Inc.	1,890	144,453

		3,050,973

Industrial Conglomerates (1.4%)
3M Co.	14,419	1,244,360
General Electric Co.	214,981	3,932,002
Orkla ASA	456,143	4,432,406
Textron, Inc.	5,729	135,434
Tyco International Ltd.	9,876	409,261

		10,153,463

Machinery (0.8%)
Caterpillar, Inc.	12,806	1,199,410
Cummins, Inc.	4,035	443,890
Danaher Corp.	10,778	508,398
Deere & Co.	8,569	711,655

	Number of Shares	Value (Note 1)

Dover Corp.	3,753	$219,363
Eaton Corp.	3,396	344,728
Federal Signal Corp.	98,518	675,834
Flowserve Corp.	1,128	134,480
Illinois Tool Works, Inc.	10,006	534,320
Ingersoll-Rand plc	6,483	305,285
PACCAR, Inc.	7,352	422,152
Pall Corp.	2,353	116,662
Parker Hannifin Corp.	3,262	281,511
Snap-On, Inc.	1,159	65,576

		5,963,264

Marine (0.6%)
A. P. Moller – Maersk A/S, Class B	479	4,337,410

Professional Services (0.0%)
Dun & Bradstreet Corp.	1,023	83,978
Equifax, Inc.	2,521	89,748
Robert Half International, Inc.	2,977	91,096

		264,822

Road & Rail (0.3%)
CSX Corp.	7,550	487,806
Norfolk Southern Corp.	7,395	464,554
Ryder System, Inc.	1,057	55,640
Union Pacific Corp.	9,950	921,967

		1,929,967

Trading Companies & Distributors (0.0%)
Fastenal Co.	2,994	179,370
W.W. Grainger, Inc.	1,171	161,727

		341,097

Total Industrials		40,978,820

Information Technology (10.5%)
Communications Equipment (1.1%)
Cisco Systems, Inc.*	111,836	2,262,442
F5 Networks, Inc.*	1,631	212,291
Harris Corp.	2,603	117,916
JDS Uniphase Corp.*	4,469	64,711
Juniper Networks, Inc.*	10,557	389,764
Motorola, Inc.*	387,096	3,510,961
QUALCOMM, Inc.	32,641	1,615,403
Tellabs, Inc.	8,129	55,115

		8,228,603

Computers & Peripherals (1.9%)
Apple, Inc.*	18,509	5,970,263
Dell, Inc.*	34,122	462,353
EMC Corp.*	41,321	946,251
Hewlett-Packard Co.	140,970	5,934,837
Lexmark International, Inc., Class A*	1,641	57,140
NetApp, Inc.*	7,190	395,162
QLogic Corp.*	1,900	32,338
SanDisk Corp.*	4,732	235,938
Western Digital Corp.*	4,767	161,601

		14,195,883

Electronic Equipment, Instruments & Components (0.5%)
Amphenol Corp., Class A	3,504	184,941

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/MUTUAL LARGE CAP EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2010

	Number of Shares	Value (Note 1)

Corning, Inc.	31,800	$614,376
FLIR Systems, Inc.*	3,189	94,873
Jabil Circuit, Inc.	3,955	79,456
Molex, Inc.	2,776	63,071
Tyco Electronics Ltd.	74,223	2,627,494

		3,664,211

Internet Software & Services (0.6%)
Akamai Technologies, Inc.*	3,658	172,109
eBay, Inc.*	23,100	642,873
Google, Inc., Class A*	5,033	2,989,451
Monster Worldwide, Inc.*	2,624	62,005
VeriSign, Inc.	3,512	114,737
Yahoo!, Inc.*	26,301	437,386

		4,418,561

IT Services (1.0%)
Automatic Data Processing, Inc.	9,923	459,236
Cognizant Technology Solutions Corp., Class A*	6,123	448,755
Computer Sciences Corp.	3,114	154,454
Fidelity National Information Services, Inc.	5,150	141,059
Fiserv, Inc.*	3,052	178,725
International Business Machines Corp.	25,067	3,678,833
Mastercard, Inc., Class A	1,959	439,031
Paychex, Inc.	6,488	200,544
SAIC, Inc.*	5,600	88,816
Teradata Corp.*	3,374	138,874
Total System Services, Inc.	3,344	51,431
Visa, Inc., Class A	9,832	691,976
Western Union Co.	13,500	250,695

		6,922,429

Office Electronics (0.8%)
Xerox Corp.	528,270	6,085,670

Semiconductors & Semiconductor Equipment (1.6%)
Advanced Micro Devices, Inc.*	12,100	98,978
Altera Corp.	6,344	225,720
Analog Devices, Inc.	6,012	226,472
Applied Materials, Inc.	26,847	377,200
Broadcom Corp., Class A	9,189	400,181
First Solar, Inc.*	1,083	140,942
Intel Corp.	112,547	2,366,863
KLA-Tencor Corp.	3,371	130,255
Linear Technology Corp.	4,440	153,580
LSI Corp.*	574,909	3,443,705
Maxim Integrated Products, Inc.	120,090	2,836,526
MEMC Electronic Materials, Inc.*	4,587	51,650
Microchip Technology, Inc.	3,638	124,456
Micron Technology, Inc.*	17,900	143,558
National Semiconductor Corp.	4,784	65,828
Novellus Systems, Inc.*	1,954	63,153
NVIDIA Corp.*	11,550	177,870
Teradyne, Inc.*	3,752	52,678
Texas Instruments, Inc.	23,691	769,957
Xilinx, Inc.	5,220	151,276

		12,000,848

	Number of Shares	Value (Note 1)

Software (3.0%)
Adobe Systems, Inc.*	10,264	$315,926
Autodesk, Inc.*	4,708	179,846
BMC Software, Inc.*	3,668	172,910
CA, Inc.	7,864	192,196
Citrix Systems, Inc.*	3,722	254,622
Compuware Corp.*	4,503	52,550
Electronic Arts, Inc.*	6,661	109,107
Intuit, Inc.*	5,702	281,109
McAfee, Inc.*	42,725	1,978,595
Microsoft Corp.	413,919	11,556,618
Nintendo Co., Ltd.	8,077	2,370,673
Novell, Inc.*	7,085	41,943
Oracle Corp.	78,055	2,443,121
Red Hat, Inc.*	3,810	173,926
Salesforce.com, Inc.*	2,353	310,596
Symantec Corp.*	121,480	2,033,575

		22,467,313

Total Information Technology		77,983,518

Materials (2.7%)
Chemicals (1.3%)
Air Products & Chemicals, Inc.	4,286	389,812
Airgas, Inc.	1,502	93,815
CF Industries Holdings, Inc.	1,454	196,508
Dow Chemical Co.	23,275	794,608
E.I. du Pont de Nemours & Co.	18,419	918,740
Eastman Chemical Co.	1,462	122,925
Ecolab, Inc.	4,713	237,629
FMC Corp.	1,462	116,799
International Flavors & Fragrances, Inc.	1,611	89,555
Linde AG	29,047	4,407,501
Monsanto Co.	10,900	759,076
PPG Industries, Inc.	3,351	281,719
Praxair, Inc.	6,125	584,754
Sherwin-Williams Co.	1,830	153,263
Sigma-Aldrich Corp.	2,447	162,872

		9,309,576

Construction Materials (0.0%)
Vulcan Materials Co.	2,665	118,219

Containers & Packaging (0.0%)
Ball Corp.	1,842	125,348
Bemis Co., Inc.	2,201	71,885
Owens-Illinois, Inc.*	3,299	101,279
Sealed Air Corp.	3,219	81,924

		380,436

Metals & Mining (0.4%)
AK Steel Holding Corp.	2,531	41,432
Alcoa, Inc.	20,875	321,266
Allegheny Technologies, Inc.	1,985	109,532
Cliffs Natural Resources, Inc.	2,759	215,230
Freeport-McMoRan Copper & Gold, Inc.	9,488	1,139,414
Newmont Mining Corp.	9,872	606,437
Nucor Corp.	6,338	277,731
ThyssenKrupp AG	1,931	79,954
Titanium Metals Corp.*	1,817	31,216

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/MUTUAL LARGE CAP EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2010

	Number of Shares	Value (Note 1)

United States Steel Corp.	2,800	$163,576

		2,985,788

Paper & Forest Products (1.0%)
Domtar Corp.	23,168	1,758,915
International Paper Co.	167,226	4,555,236
MeadWestvaco Corp.	44,656	1,168,201

		7,482,352

Total Materials		20,276,371

Telecommunication Services (2.7%)
Diversified Telecommunication Services (1.8%)
AT&T, Inc.	119,092	3,498,923
Cable & Wireless Communications plc	1,567,107	1,185,722
Cable & Wireless Worldwide plc	1,567,107	1,605,233
CenturyLink, Inc.	6,080	280,714
Frontier Communications Corp.	19,645	191,146
Qwest Communications International, Inc.	34,978	266,182
Telefonica S.A.	186,226	4,221,805
Verizon Communications, Inc.	57,000	2,039,460
Windstream Corp.	9,745	135,845

		13,425,030

Wireless Telecommunication Services (0.9%)
American Tower Corp., Class A*	8,124	419,523
MetroPCS Communications, Inc.*	5,282	66,712
Sprint Nextel Corp.*	60,192	254,612
Vodafone Group plc	2,156,528	5,574,599

		6,315,446

Total Telecommunication Services		19,740,476

Utilities (3.0%)
Electric Utilities (1.9%)
AET&D Holdings*†(b)	350,436	—
Allegheny Energy, Inc.	3,395	82,295
American Electric Power Co., Inc.	9,597	345,300
Brookfield Infrastructure Partners LP	84,104	1,770,389
Duke Energy Corp.	26,725	475,972
E.ON AG	124,850	3,826,408
Edison International	6,562	253,293
Entergy Corp.	24,654	1,746,243
Exelon Corp.	84,845	3,532,946
FirstEnergy Corp.	6,147	227,562
NextEra Energy, Inc.	8,294	431,205
Northeast Utilities	3,533	112,632
Pepco Holdings, Inc.	4,414	80,555
Pinnacle West Capital Corp.	2,100	87,045
PPL Corp.	9,809	258,173
Progress Energy, Inc.	5,925	257,619
Southern Co.	16,777	641,385

		14,129,022

	Number of Shares	Value (Note 1)

Gas Utilities (0.0%)
Nicor, Inc.	905	$45,177
Oneok, Inc.	2,151	119,316

		164,493

Independent Power Producers & Energy Traders (0.4%)
AES Corp.*	13,452	163,845
Constellation Energy Group, Inc.	4,074	124,787
NRG Energy, Inc.*	119,903	2,342,905

		2,631,537

Multi-Utilities (0.7%)
Ameren Corp.	4,825	136,017
CenterPoint Energy, Inc.	8,700	136,764
CMS Energy Corp.	4,935	91,791
Consolidated Edison, Inc.	5,862	290,579
Dominion Resources, Inc.	11,713	500,379
DTE Energy Co.	3,320	150,462
GDF Suez S.A.	63,585	2,281,408
Integrys Energy Group, Inc.	1,546	74,997
NiSource, Inc.	5,571	98,161
PG&E Corp.	7,868	376,405
Public Service Enterprise Group, Inc.	10,205	324,621
SCANA Corp.	2,273	92,284
Sempra Energy	4,844	254,213
TECO Energy, Inc.	4,293	76,415
Wisconsin Energy Corp.	2,347	138,145
Xcel Energy, Inc.	9,270	218,309

		5,240,950

Total Utilities		22,166,002

Total Common Stocks (73.6%) (Cost $456,655,562)		547,086,649

	Principal Amount	Value (Note 1)
LONG-TERM DEBT SECURITIES:
Corporate Bonds (2.5%)
Consumer Discretionary (0.0%)
Auto Components (0.0%)
International Automotive Components Group North America LLC Term Loan 9.000%, 12/31/49†(b)	$26,900	26,900

Total Consumer Discretionary		26,900

Financials (1.5%)
Capital Markets (0.3%)
CG Investor LLC I
12.000%, 7/31/12†(b)	1,473,800	955,022
CG Investor LLC II
12.000%, 7/31/12†(b)	1,473,800	955,023
CG Investor LLC III
12.000%, 7/31/12†(b)	736,900	477,511

		2,387,556

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/MUTUAL LARGE CAP EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2010

	Principal Amount	Value (Note 1)

Commercial Banks (0.4%)
CIT Group, Inc.
7.000%, 5/1/16	$740,376	$743,152
7.000%, 5/1/17	819,851	821,901
Term Loan
6.250%, 8/11/15	884,871	901,279

		2,466,332

Diversified Financial Services (0.0%)
Tropicana Entertainment LLC
9.625%, 12/15/14 (h)	2,014,000	1,027

Real Estate Management & Development (0.8%)
Realogy Corp. Term Loan
2.504%, 12/15/13 (l)(t)	1,411,900	1,256,591
3.263%, 12/15/13 (l)	1,895,210	1,773,679
3.286%, 12/15/13 (l)	2,563,730	2,399,331
3.292%, 12/15/13 (l)	349,227	326,833
13.500%, 10/15/17	155,000	168,853

		5,925,287

Total Financials		10,780,202

Industrials (0.1%)
Airlines (0.0%)
Northwest Airlines, Inc., Trade Claim Escrows
0.000%, 12/31/49*†(b)	1,510,000	—

Containers & Packaging (0.1%)
Smurfit-Stone Container Enterprises, Inc. Term Loan
6.750%, 2/22/16	690,530	700,542

Total Industrials		700,542

Information Technology (0.4%)
Communications Equipment (0.0%)
Avaya, Inc. Term Loan
3.034%, 10/26/14	117,845	111,279

IT Services (0.4%)
First Data Corp. Term Loan
3.003%, 9/24/14 (l)	2,216,769	2,043,119
3.011%, 9/24/14 (l)	963,916	888,309

		2,931,428

Total Information Technology		3,042,707

Utilities (0.5%)
Electric Utilities (0.5%)
Boston Generating LLC Term Loan
6.500%, 12/20/13 (h)(l)	633,748	604,834
6.500%, 12/21/13 (h)(l)	8,690	8,294
Texas Competitive Electric Holdings Co. LLC Term Loan
0.000%, 10/10/14	1,314,363	1,006,035

	Principal Amount	Value (Note 1)

3.764%, 10/10/14 (l)	$3,159,662	$2,435,711

Total Utilities		4,054,874

Total Corporate Bonds		18,605,225

Total Long-Term Debt Securities (2.5%) (Cost $20,457,000)		18,605,225

SHORT-TERM INVESTMENTS:
Government Securities (3.9%)
Federal Home Loan Bank
0.00%, 1/3/11 (o)(p)	1,500,000	1,500,000
U.S. Treasury Bills
0.01%, 1/6/11 (p)	2,000,000	1,999,996
0.05%, 1/27/11 (p)	2,000,000	1,999,926
0.10%, 2/17/11 (p)	3,000,000	2,999,586
0.11%, 2/24/11 (p)	3,000,000	2,999,514
0.11%, 3/24/11 (p)	5,000,000	4,998,720
0.13%, 4/14/11 (p)	3,000,000	2,998,848
0.13%, 4/28/11 (p)	2,000,000	1,999,124
0.15%, 5/19/11 (p)	2,000,000	1,998,866
0.15%, 5/26/11 (p)	3,000,000	2,998,213
0.17%, 6/16/11 (p)	2,000,000	1,998,432

Total Government Securities		28,491,225

	Number of Shares	Value (Note 1)
Short-Term Investment (17.5%)
BlackRock Liquidity Funds TempFund 0.17% ‡	130,395,855	130,395,855

	Principal Amount	Value (Note 1)
Time Deposit (0.9%)
JPMorgan Chase Nassau
0.000%, 1/3/11	$6,913,580	6,913,580

Total Short-Term Investments (22.3%) (Cost $165,799,075)		165,800,660

Total Investments Before Securities Sold Short (98.4%) (Cost $642,911,637)		731,492,534

	Number of Shares	Value (Note 1)
SECURITIES SOLD SHORT:
Information Technology (-0.2%)
Communications Equipment (-0.2%)
Motorola Mobility Holdings, Inc.*	(37,600)	(1,094,160)

Total Securities Sold Short (-0.2%) (Proceeds Received $1,005,624)		(1,094,160)

Total Investments after Securities Sold Short (98.2%) (Cost $641,906,013)		730,398,374
Other Assets Less Liabilities (1.8%)		13,324,225

Net Assets (100%)		$743,722,599

*	Non-income producing.
†	Securities (totaling $7,890,525 or 1.1% of net assets) at fair value by management.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/MUTUAL LARGE CAP EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2010

§	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold to qualified institutional buyers. At December 31, 2010, the market value of these securities amounted to $784,433 or 0.1% of net assets. Securities denoted with “§” but without “b” have been determined to be liquid under the guidelines established by the Board of Trustees. To the extent any securities might provide a right to demand registration, such rights have not been relied upon when determining liquidity.
‡	Affiliated company as defined under the Investment Company Act of 1940.
(b)	Illiquid security.
(h)	Security in default.
(l)	Floating Rate Security. Rate disclosed is as of December 31, 2010.
(o)	Discount Note Security. Effective rate calculated as of December 31, 2010.
(p)	Yield to maturity.
(t)	Position represents an unfunded loan commitment. The coupon rate will be determined at the time of settlement.

Investments in companies which were affiliates for the year ended December 31, 2010, were as follows:

Securities	Market Value December 31, 2009	Purchases at Cost	Sales at Cost	Market Value December 31, 2010	Dividend Income	Realized Gain (Loss)
BlackRock Liquidity Funds TempFund	$—	$230,337,651	$99,941,796	$130,395,855	$154,369	$1,231

At December 31, 2010, the Portfolio had the following futures contracts open: (Note 1)

Purchase	Number of Contracts	Expiration Date	Original Value	Value at 12/31/2010	Unrealized Appreciation/ (Depreciation)
S&P 500 E-Mini Index	2,290	March-11	$139,492,926	$143,468,500	$3,975,574

At December 31, 2010, the Portfolio had outstanding foreign currency contracts to buy/sell foreign currencies as follows: (Note 1)

Foreign Currency Buy Contracts	Counterparty	Local Contract Buy Amount (000’s)	U.S. $ Current Buy Value	U.S. $ Current Sell Value	Unrealized Appreciation/ (Depreciation)
British Pound vs. U.S. Dollar, expiring 2/14/11	Bank of America	190	$296,144	$303,544	$(7,400)
British Pound vs. U.S. Dollar, expiring 2/14/11	Barclays Bank plc	95	148,072	151,307	(3,235)
British Pound vs. U.S. Dollar, expiring 2/14/11	Deutsche Bank AG	750	1,168,990	1,197,188	(28,198)
British Pound vs. U.S. Dollar, expiring 2/14/11	Deutsche Bank AG	190	296,144	301,245	(5,101)
Danish Krone vs. U.S. Dollar, expiring 1/24/11	Deutsche Bank AG	500	89,633	86,505	3,128
Danish Krone vs. U.S. Dollar, expiring 1/24/11	Handelsbanken Capital Markets	567	101,585	102,476	(891)
Danish Krone vs. U.S. Dollar, expiring 1/24/11	State Street Bank & Trust	1,060	190,021	193,967	(3,946)
Danish Krone vs. U.S. Dollar, expiring 1/24/11	State Street Bank & Trust	557	99,783	102,262	(2,479)
Danish Krone vs. U.S. Dollar, expiring 1/24/11	State Street Bank & Trust	320	57,365	60,102	(2,737)
Danish Krone vs. U.S. Dollar, expiring 1/24/11	State Street Bank & Trust	220	39,439	40,897	(1,458)
Danish Krone vs. U.S. Dollar, expiring 1/24/11	State Street Bank & Trust	868	155,523	159,438	(3,915)
Danish Krone vs. U.S. Dollar, expiring 1/24/11	State Street Bank & Trust	296	53,062	51,795	1,267
European Union Euro vs. U.S. Dollar, expiring 1/18/11	Bank of America	266	355,422	343,320	12,102
European Union Euro vs. U.S. Dollar, expiring 1/18/11	Bank of America	155	207,752	213,036	(5,284)
European Union Euro vs. U.S. Dollar, expiring 1/18/11	Bank of America	149	198,441	193,046	5,395
European Union Euro vs. U.S. Dollar, expiring 1/18/11	Bank of America	238	317,636	332,195	(14,559)
European Union Euro vs. U.S. Dollar, expiring 1/18/11	Bank of America	811	1,083,671	1,110,530	(26,859)
European Union Euro vs. U.S. Dollar, expiring 1/18/11	Bank of America	200	267,260	271,330	(4,070)
European Union Euro vs. U.S. Dollar, expiring 1/18/11	Bank of America	185	247,451	251,869	(4,418)
European Union Euro vs. U.S. Dollar, expiring 1/18/11	Bank of America	159	212,824	215,043	(2,219)
European Union Euro vs. U.S. Dollar, expiring 1/18/11	Bank of America	200	267,260	271,530	(4,270)
European Union Euro vs. U.S. Dollar, expiring 1/18/11	Bank of America	190	253,897	257,211	(3,314)

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/MUTUAL LARGE CAP EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2010

At December 31, 2010, the Portfolio had outstanding foreign currency contracts to buy/sell foreign currencies as follows: (Note 1)

	Counterparty	Local Contract Buy Amount (000’s)	U.S. $ Current Buy Value	U.S. $ Current Sell Value	Unrealized Appreciation/ (Depreciation)
European Union Euro vs. U.S. Dollar, expiring 1/18/11	Bank of America	105	$140,752	$142,722	$(1,970)
European Union Euro vs. U.S. Dollar, expiring 1/18/11	Barclays Bank plc	285	380,846	383,704	(2,858)
European Union Euro vs. U.S. Dollar, expiring 1/18/11	Deutsche Bank AG	295	394,770	409,644	(14,874)
European Union Euro vs. U.S. Dollar, expiring 1/18/11	Deutsche Bank AG	1,183	1,580,367	1,660,124	(79,757)
European Union Euro vs. U.S. Dollar, expiring 1/18/11	Deutsche Bank AG	329	439,583	458,356	(18,773)
European Union Euro vs. U.S. Dollar, expiring 1/18/11	Deutsche Bank AG	40	53,452	52,270	1,182
European Union Euro vs. U.S. Dollar, expiring 1/18/11	Deutsche Bank AG	380	507,795	515,269	(7,474)
European Union Euro vs. U.S. Dollar, expiring 1/18/11	Deutsche Bank AG	208	278,084	283,132	(5,048)
European Union Euro vs. U.S. Dollar, expiring 1/18/11	Deutsche Bank AG	482	644,643	668,559	(23,916)
European Union Euro vs. U.S. Dollar, expiring 1/18/11	Deutsche Bank AG	90	120,268	117,014	3,254
European Union Euro vs. U.S. Dollar, expiring 1/18/11	Deutsche Bank AG	142	189,601	191,126	(1,525)
European Union Euro vs. U.S. Dollar, expiring 1/18/11	Deutsche Bank AG	880	1,175,336	1,198,281	(22,945)
European Union Euro vs. U.S. Dollar, expiring 1/18/11	Deutsche Bank AG	91	121,297	123,421	(2,124)
European Union Euro vs. U.S. Dollar, expiring 1/18/11	Deutsche Bank AG	550	735,075	743,381	(8,306)
European Union Euro vs. U.S. Dollar, expiring 1/18/11	Deutsche Bank AG	421	562,732	585,590	(22,858)
European Union Euro vs. U.S. Dollar, expiring 1/18/11	Deutsche Bank AG	400	534,520	543,160	(8,640)
European Union Euro vs. U.S. Dollar, expiring 1/18/11	Deutsche Bank AG	640	855,522	873,058	(17,536)
European Union Euro vs. U.S. Dollar, expiring 1/18/11	State Street Bank & Trust	38	50,946	50,998	(52)
European Union Euro vs. U.S. Dollar, expiring 1/18/11	State Street Bank & Trust	212	282,760	287,851	(5,091)
European Union Euro vs. U.S. Dollar, expiring 1/18/11	State Street Bank & Trust	134	179,269	172,914	6,355
European Union Euro vs. U.S. Dollar, expiring 1/18/11	State Street Bank & Trust	144	192,637	194,691	(2,054)
European Union Euro vs. U.S. Dollar, expiring 1/18/11	State Street Bank & Trust	152	202,852	206,550	(3,698)
European Union Euro vs. U.S. Dollar, expiring 1/18/11	State Street Bank & Trust	138	184,012	191,411	(7,399)
Norwegian Krone vs. U.S. Dollar, expiring 2/16/11	Deutsche Bank AG	913	156,129	149,556	6,573
Norwegian Krone vs. U.S. Dollar, expiring 2/16/11	Deutsche Bank AG	438	74,955	73,795	1,160
Norwegian Krone vs. U.S. Dollar, expiring 2/16/11	Deutsche Bank AG	1,600	273,621	256,706	16,915
Norwegian Krone vs. U.S. Dollar, expiring 2/16/11	Deutsche Bank AG	638	109,173	107,794	1,379
Norwegian Krone vs. U.S. Dollar, expiring 2/16/11	State Street Bank & Trust	778	132,978	131,849	1,129
Norwegian Krone vs. U.S. Dollar, expiring 2/16/11	State Street Bank & Trust	338	57,882	57,560	322
Norwegian Krone vs. U.S. Dollar, expiring 2/16/11	State Street Bank & Trust	500	85,507	78,393	7,114
Norwegian Krone vs. U.S. Dollar, expiring 2/16/11	State Street Bank & Trust	1,100	188,115	187,650	465
Norwegian Krone vs. U.S. Dollar, expiring 2/16/11	State Street Bank & Trust	763	130,483	130,303	180
Swiss Franc vs. U.S. Dollar, expiring 5/10/11	Bank of America	133	142,341	138,301	4,040
Swiss Franc vs. U.S. Dollar, expiring 5/10/11	Bank of America	121	129,116	124,963	4,153
Swiss Franc vs. U.S. Dollar, expiring 5/10/11	Bank of America	109	116,627	116,353	274
Swiss Franc vs. U.S. Dollar, expiring 5/10/11	Deutsche Bank AG	358	383,150	358,272	24,878

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/MUTUAL LARGE CAP EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2010

At December 31, 2010, the Portfolio had outstanding foreign currency contracts to buy/sell foreign currencies as follows: (Note 1)

	Counterparty	Local Contract Buy Amount (000’s)	U.S. $ Current Buy Value	U.S. $ Current Sell Value	Unrealized Appreciation/ (Depreciation)
Swiss Franc vs. U.S. Dollar, expiring 5/10/11	Deutsche Bank AG	120	$128,028	$124,504	$3,524
Swiss Franc vs. U.S. Dollar, expiring 5/10/11	Deutsche Bank AG	80	85,701	85,635	66
Swiss Franc vs. U.S. Dollar, expiring 5/10/11	Deutsche Bank AG	212	227,230	216,571	10,659
Swiss Franc vs. U.S. Dollar, expiring 5/10/11	State Street Bank & Trust	120	128,445	125,268	3,177

					$(262,560)

Foreign Currency Sell Contracts	Counterparty	Local Contract Sell Amount (000’s)	U.S. $ Current Buy Value	U.S. $ Current Sell Value	Unrealized Appreciation/ (Depreciation)
British Pound vs. U.S. Dollar, expiring 2/14/11	Bank of America	150	$243,784	$233,798	$9,986
British Pound vs. U.S. Dollar, expiring 2/14/11	Deutsche Bank AG	100	161,365	155,865	5,500
British Pound vs. U.S. Dollar, expiring 2/14/11	State Street Bank & Trust	17,300	27,926,063	26,964,089	961,974
Danish Krone vs. U.S. Dollar, expiring 1/24/11	Bank of America	10,640	1,831,389	1,907,386	(75,997)
Danish Krone vs. U.S. Dollar, expiring 1/24/11	Deutsche Bank AG	1,060	180,664	190,069	(9,405)
Danish Krone vs. U.S. Dollar, expiring 1/24/11	Deutsche Bank AG	633	111,994	113,475	(1,481)
European Union Euro vs. U.S. Dollar, expiring 1/18/11	Deutsche Bank AG	15,260	19,957,028	20,391,938	(434,910)
European Union Euro vs. U.S. Dollar, expiring 1/18/11	State Street Bank & Trust	14,464	18,386,355	19,327,947	(941,592)
Japanese Yen vs. U.S. Dollar, expiring 4/20/11	Bank of America	2,144	26,000	26,440	(440)
Japanese Yen vs. U.S. Dollar, expiring 4/20/11	Barclays Bank plc	130,815	1,613,889	1,613,157	732
Japanese Yen vs. U.S. Dollar, expiring 4/20/11	Deutsche Bank AG	4,093	50,000	50,472	(472)
Japanese Yen vs. U.S. Dollar, expiring 4/20/11	Deutsche Bank AG	6,700	82,951	82,621	330
Japanese Yen vs. U.S. Dollar, expiring 4/20/11	Deutsche Bank AG	2,276	27,500	28,064	(564)
Japanese Yen vs. U.S. Dollar, expiring 4/20/11	Deutsche Bank AG	4,972	60,001	61,308	(1,307)
Japanese Yen vs. U.S. Dollar, expiring 4/20/11	Deutsche Bank AG	4,585	55,070	56,542	(1,472)
Norwegian Krone vs. U.S. Dollar, expiring 2/16/11	Bank of America	1,500	255,977	256,520	(543)
Norwegian Krone vs. U.S. Dollar, expiring 2/16/11	Deutsche Bank AG	1,300	208,370	222,318	(13,948)
Norwegian Krone vs. U.S. Dollar, expiring 2/16/11	Deutsche Bank AG	25,847	4,140,948	4,420,220	(279,272)
Norwegian Krone vs. U.S. Dollar, expiring 2/16/11	Deutsche Bank AG	1,100	185,981	188,115	(2,134)
Swiss Franc vs. U.S. Dollar, expiring 5/10/11	Deutsche Bank AG	4,226	4,383,036	4,526,810	(143,774)
Swiss Franc vs. U.S. Dollar, expiring 5/10/11	State Street Bank & Trust	2,644	2,741,547	2,832,358	(90,811)

					$(1,019,600)

					$(1,282,160)

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2010:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with rules under the Investment Company Act of 1940. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/MUTUAL LARGE CAP EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2010

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Common Stocks
Consumer Discretionary	$45,825,847	$5,504,616	$101,893	$51,432,356
Consumer Staples	73,156,896	30,890,995	—	104,047,891
Energy	43,501,920	8,575,958	—	52,077,878
Financials	77,018,902	11,814,631	5,374,176	94,207,709
Health Care	64,175,628	—	—	64,175,628
Industrials	28,909,209	12,069,611	—	40,978,820
Information Technology	75,612,845	2,370,673	—	77,983,518
Materials	15,788,916	4,487,455	—	20,276,371
Telecommunication Services	7,153,117	12,587,359	—	19,740,476
Utilities	16,058,186	6,107,816	—	22,166,002
Corporate Bonds
Consumer Discretionary	—	—	26,900	26,900
Financials	—	8,392,646	2,387,556	10,780,202
Industrials	—	700,542	—	700,542
Information Technology	—	3,042,707	—	3,042,707
Utilities	—	4,054,874	—	4,054,874
Forward Currency Contracts	—	1,097,213	—	1,097,213
Futures	3,975,574	—	—	3,975,574
Short-Term Investments	—	165,800,660	—	165,800,660

Total Assets	$451,177,040	$277,497,756	$7,890,525	$736,565,321

Liabilities:
Common Stocks
Information Technology	(1,094,160)	—	—	(1,094,160)
Forward Currency Contracts	—	(2,379,373)	—	(2,379,373)

Total Liabilities	$(1,094,160)	$(2,379,373)	$—	$(3,473,533)

Total	$450,082,880	$275,118,383	$7,890,525	$733,091,788

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	Investments in Common Stock- Consumer Discretionary	Investments in Common Stock- Financials	Investments in Corporate Bonds- Consumer Discretionary
Balance as of 12/31/09	$27,802	$1,177,677	$39,612
Total gains or losses (realized/unrealized) included in earnings	74,091	1,700,203	4,972
Purchases, sales, issuances, and settlements (net)	—	2,496,296	(17,684)
Transfers into Level 3	—	—	—
Transfers out of Level 3	—	—	—
Balance as of 12/31/10	$101,893	$5,374,176	$26,900
The amount of total gains or losses for the year included in earnings attributable to the change in unrealized gains or losses relating to assets and liabilities still held at year ending 12/31/10.	$66,378	$1,700,203	$3,204

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/MUTUAL LARGE CAP EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2010

	Investments in Corporate Bonds- Financials	Investments in Corporate Bonds- Industrials
Balance as of 12/31/09	$589,520	$951
Total gains or losses (realized/unrealized) included in earnings	1,798,036	(951)
Purchases, sales, issuances, and settlements (net)	—	—
Transfers into Level 3	—	—
Transfers out of Level 3	—	—
Balance as of 12/31/10	$2,387,556	$—
The amount of total gains or losses for the year included in earnings attributable to the change in unrealized gains or losses relating to assets and liabilities still held at year ending 12/31/10.	$1,798,036	$(951)

Fair Values of Derivative Instruments as of December 31, 2010:

Statement of Assets and Liabilities
Derivatives Not Accounted for as Hedging Instruments^	Asset Derivatives	Fair Value
Interest rate contracts	Receivables, Net Assets - Unrealized appreciation	$—	*
Foreign exchange contracts	Receivables	1,097,213
Credit contracts	Receivables	—
Equity contracts	Receivables, Net Assets - Unrealized appreciation	3,975,574	*
Commodity contracts	Receivables	—
Other contracts	Receivables	—

Total		$5,072,787

	Liability Derivatives
Interest rate contracts	Payables, Net Assets - Unrealized depreciation	$—	*
Foreign exchange contracts	Payables	(2,379,373)
Credit contracts	Payables	—
Equity contracts	Payables, Net Assets - Unrealized depreciation	—	*
Commodity contracts	Payables	—
Other contracts	Payables	—

Total		$(2,379,373)

*	Includes cumulative appreciation/depreciation of futures contracts as reported in Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets & Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2010:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Options	Futures	Forward Currency Contracts	Swaps	Total
Interest rate contracts	$—	$—	$—	$—	$—
Foreign exchange contracts	—	—	6,169,318	—	6,169,318
Credit contracts	—	—	—	—	—
Equity contracts	—	7,727,205	—	—	7,727,205
Commodity contracts	—	—	—	—	—
Other contracts	—	—	—	—	—

Total	$—	$7,727,205	$6,169,318	$—	$13,896,523

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/MUTUAL LARGE CAP EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2010

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Options	Futures	Forward Currency Contracts	Swaps	Total
Interest rate contracts	$—	$—	$—	$—	$—
Foreign exchange contracts	—	—	(3,561,135)	—	(3,561,135)
Credit contracts	—	—	—	—	—
Equity contracts	—	3,956,370	—	—	3,956,370
Commodity contracts	—	—	—	—	—
Other contracts	—	—	—	—	—

Total	$—	$3,956,370	$(3,561,135)	$—	$395,235

The Portfolio held forward foreign currency contracts with an average settlement value of approximately $95,486,000 and futures contracts with an average notional balance of approximately $83,537,000 during the year ended December 31, 2010.

^ This Portfolio held forward foreign currency and futures contracts as a substitute for investing in conventional securities and hedging and in an attempt to enhance returns.

Investment security transactions for the year ended December 31, 2010 were as follows:

Cost of Purchases:
Stocks and long-term corporate debt securities	$131,163,897
Net Proceeds of Sales and Redemptions:
Stocks and long-term corporate debt securities	$311,840,327

As of December 31, 2010, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$98,692,379
Aggregate gross unrealized depreciation	(27,603,645)

Net unrealized appreciation	$71,088,734

Federal income tax cost of investments	$660,403,800

For the year ended December 31, 2010, the Portfolio incurred approximately $37 as brokerage commissions with Exane S.A., $3,218 with Keefe, Bruyette & Woods, Inc., and $7,258 with Sanford C. Bernstein & Co., Inc., affiliated broker/dealers.

The Portfolio has a net capital loss carryforward of $210,382,520 of which $17,372,415 expires in the year 2016 and $193,010,105 expires in the year 2017. The Portfolio utilized net capital loss carryforward of $41,889,040 during 2010.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/MUTUAL LARGE CAP EQUITY PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2010

ASSETS
Investments at value:
Affiliated Issuers (Cost $130,395,855)	$130,395,855
Unaffiliated Issuers (Cost $512,515,782)	601,096,679
Cash	91,946
Foreign cash (Cost $1,264,066)	1,284,113
Cash held as collateral at broker	12,960,500
Receivable for securities sold	2,590,763
Unrealized appreciation of forward foreign currency contracts	1,097,213
Dividends, interest and other receivables	1,027,249
Receivable from Separate Accounts for Trust shares sold	30,596
Receivable from investment sub-advisor	7,792

Total assets	750,582,706

LIABILITIES
Unrealized depreciation of forward foreign currency contracts	2,379,373
Payable for securities purchased	2,072,627
Securities sold short, at value (Proceeds received $1,005,624)	1,094,160
Investment management fees payable	441,174
Payable to Separate Accounts for Trust shares redeemed	373,023
Variation margin payable on futures contracts	171,750
Administrative fees payable	102,858
Distribution fees payable - Class IB	55,551
Trustees’ fees payable	722
Accrued expenses	168,869

Total liabilities	6,860,107

NET ASSETS	$743,722,599

Net assets were comprised of:
Paid in capital	$881,667,132
Accumulated undistributed net investment income (loss)	2,762,177
Accumulated undistributed net realized gains (losses) on investments, futures and foreign currency transactions	(231,923,157)
Net unrealized appreciation (depreciation) on investments, securities sold short, futures and foreign currency translations	91,216,447

Net assets	$743,722,599

Class IA
Net asset value, offering and redemption price per share, $479,284,803 / 54,364,823 shares outstanding (unlimited amount authorized: $0.01 par value)	$8.82

Class IB
Net asset value, offering and redemption price per share, $264,437,796 / 30,035,030 shares outstanding (unlimited amount authorized: $0.01 par value)	$8.80

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2010

INVESTMENT INCOME
Dividends ($154,369 of dividend income received from affiliates) (net of $393,199 foreign withholding tax)	$17,370,196
Interest	2,054,945

Total income	19,425,141

EXPENSES
Investment management fees	5,038,523
Administrative fees	1,181,067
Distribution fees - Class IB	646,760
Printing and mailing expenses	67,773
Custodian fees	62,501
Professional fees	46,555
Trustees’ fees	16,855
Miscellaneous	68,112

Gross expenses	7,128,146
Less: Reimbursement from sub-advisor	(53,396)

Netexpenses	7,074,750

NET INVESTMENT INCOME (LOSS)	12,350,391

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Securities	35,061,088
Foreign currency transactions	5,720,119
Futures	7,727,205
Net distributions of realized gain received from Underlying Portfolio (All realized gains received from affiliates)	1,231

Net realized gain (loss)	48,509,643

Change in unrealized appreciation (depreciation) on:
Securities	20,683,834
Foreign currency translations	(3,428,381)
Futures	3,956,370
Securities sold short	(88,536)

Net change in unrealized appreciation (depreciation)	21,123,287

NET REALIZED AND UNREALIZED GAIN (LOSS)	69,632,930

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$81,983,321

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/MUTUAL LARGE CAP EQUITY PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2010	2009
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$12,350,391	$9,985,046
Net realized gain (loss) on investments, options written, futures, foreign currency transactions and net distributions of realized gain received from Underlying Portfolio	48,509,643	(199,642,961)
Net change in unrealized appreciation (depreciation) on investments, securities sold short, options written, futures and foreign currency translations	21,123,287	342,028,581

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	81,983,321	152,370,666

DIVIDENDS:
Dividends from net investment income
Class IA	(9,851,046)	(1,925,093)
Class IB	(4,692,491)	(445,861)

TOTAL DIVIDENDS	(14,543,537)	(2,370,954)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 2,202,059 and 7,566,047 shares, respectively ]	17,601,224	49,222,118
Capital shares issued in reinvestment of dividends [ 1,142,314 and 243,977 shares, respectively ]	9,851,046	1,925,093
Capital shares repurchased [ (7,080,326) and (2,755,963) shares, respectively ]	(57,974,613)	(19,373,268)

Total Class IA transactions	(30,522,343)	31,773,943

Class IB
Capital shares sold [ 1,489,220 and 4,298,006 shares, respectively ]	12,168,923	27,470,259
Capital shares issued in reinvestment of dividends [ 546,033 and 56,602 shares, respectively ]	4,692,491	445,861
Capital shares repurchased [ (5,938,721) and (6,606,097) shares, respectively ]	(48,375,169)	(44,459,053)

Total Class IB transactions	(31,513,755)	(16,542,933)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(62,036,098)	15,231,010

TOTAL INCREASE (DECREASE) IN NET ASSETS	5,403,686	165,230,722
NET ASSETS:
Beginning of year	738,318,913	573,088,191

End of year (a)	$743,722,599	$738,318,913

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$2,762,177	$(699,991)

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/MUTUAL LARGE CAP EQUITY PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,					September 15, 2006* to December 31, 2006
Class IA	2010		2009	2008	2007
Net asset value, beginning of period	$8.03		$6.43	$10.95	$10.74	$10.00

Income (loss) from investment operations:
Net investment income (loss)	0.15	(e)(aa)	0.12 (e)	0.16 (e)	0.17 (e)	0.03	(e)
Net realized and unrealized gain (loss) on investments, securities sold short, options written, futures and foreign currency transactions	0.82		1.51	(4.32)	0.04	0.73

Total from investment operations	0.97		1.63	(4.16)	0.21	0.76

Less distributions:
Dividends from net investment income	(0.18)		(0.03)	(0.36)	—	(0.02)
Distributions from net realized gains	—		—	—	— #	—	#

Total dividends and distributions	(0.18)		(0.03)	(0.36)	— #	(0.02)

Net asset value, end of period	$8.82		$8.03	$6.43	$10.95	$10.74

Total return (b)	12.14%		25.41%	(37.94)%	1.97%	7.59%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$479,285		$466,374	$340,988	$284,503	$10,797
Ratio of expenses to average net assets:
After waivers and reimbursements (a)	0.89%		0.94%	1.05%	1.05%	1.05%
After waivers, reimbursements and fees paid indirectly (a)	0.89%		0.83%	1.05%	1.05%	1.05%
Before waivers, reimbursements and fees paid indirectly (a)	0.90%		0.96%	1.12%	1.11%	1.40	%(c)
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)	1.79	%(bb)	1.58%	1.79%	1.56%	0.95%
After waivers, reimbursements and fees paid indirectly (a)	1.79	%(bb)	1.69%	1.79%	1.56%	0.95%
Before waivers, reimbursements and fees paid indirectly (a)	1.78	%(bb)	1.56%	1.72%	1.50%	0.50%
Portfolio turnover rate	22%		79%	44%	31%	4%

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/MUTUAL LARGE CAP EQUITY PORTFOLIO

FINANCIAL HIGHLIGHTS (Continued)

	Year Ended December 31,							September 15, 2006* to December 31, 2006
Class IB	2010		2009		2008	2007
Net asset value, beginning of period	$8.01		$6.41		$10.92	$10.74		$10.00

Income (loss) from investment operations:
Net investment income (loss)	0.13	(e)(aa)	0.09	(e)	0.14 (e)	0.16	(e)	0.02	(e)
Net realized and unrealized gain (loss) on investments, securities sold short, options written, futures and foreign currency transactions	0.82		1.52		(4.31)	0.02		0.73

Total from investment operations	0.95		1.61		(4.17)	0.18		0.75

Less distributions:
Dividends from net investment income	(0.16)		(0.01)		(0.34)	—		(0.01)
Distributions from net realized gains	—		—		—	—	#	—	#

Total dividends and distributions	(0.16)		(0.01)		(0.34)	—	#	(0.01)

Net asset value, end of period	$8.80		$8.01		$6.41	$10.92		$10.74

Total return (b)	11.88%		25.17%		(38.13)%	1.69%		7.51%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$264,438		$271,945		$232,101	$406,213		$99,547
Ratio of expenses to average net assets:
After waivers and reimbursements (a)	1.14%		1.19	%(c)	1.30%	1.30%		1.30%
After waivers, reimbursements and fees paid indirectly (a)	1.14%		1.08%		1.30%	1.30%		1.30%
Before waivers, reimbursements and fees paid indirectly (a)	1.15%		1.21%		1.37%	1.36	%(c)	1.65	%(c)
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)	1.58	%(cc)	1.28%		1.56%	1.46%		0.67%
After waivers, reimbursements and fees paid indirectly (a)	1.58	%(cc)	1.39%		1.56%	1.46%		0.67%
Before waivers, reimbursements and fees paid indirectly (a)	1.57	%(cc)	1.26%		1.49%	1.42%		0.34%
Portfolio turnover rate	22%		79%		44%	31%		4%
*	Commencement of Operations.
#	Per share amount is less than $0.01.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(c)	Reflects overall fund ratios for non-class specific expense.
(e)	Net investment income per share is based on average shares outstanding.
(aa)	Includes income resulting from a special dividend. Without this dividend, the per share income amounts would be $0.10 and $0.08 for Class IA and IB, respectively.
(bb)	Includes income resulting from a special dividend. Without this dividend, the ratios for Class IA would be 1.21% for income after waivers and reimbursements, 1.21% after waivers, reimbursements, and fees paid indirectly, and 1.20% before waivers, reimbursements, and fees paid indirectly.
(cc)	Includes income resulting from a special dividend. Without this dividend, the ratios for Class IB would be 0.99% for income after waivers and reimbursements, 0.99% after waivers, reimbursements, and fees paid indirectly, and 0.98% before waivers, reimbursements, and fees paid indirectly.

See Notes to Financial Statements.

EQ/OPPENHEIMER GLOBAL PORTFOLIO (Unaudited)

PORTFOLIO ADVISER

➢	OppenheimerFunds, Inc.

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/10
	1 Year	Since Incept.*
Portfolio – Class IA Shares	15.43%	2.48%
Portfolio – Class IB Shares	15.14	2.22
MSCI World Index	11.76	0.68
* Date of inception 8/31/06 Returns for periods greater than one year are annualized

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IA shares returned 15.43% for the year ended December 31, 2010. The Portfolio’s benchmark, the MSCI World Index, returned 11.76% over the same period.

Portfolio Highlights

What helped performance during the year:

•	The Information Technology and Consumer Discretionary sectors were the top two positive contributors to performance this reporting period.

•

Within Information Technology, the largest contributors were U.S.-based companies Intuit, Inc., Juniper Networks, Inc. and Altera Corp.; the Indian business software and outsourcing giant Infosys Technologies Ltd., and Swedish telecommunications giant Telefonaktiebolaget LM Ericsson.

•

Within Consumer Discretionary, the greatest contributors to performance included French luxury goods group LVMH Moet Hennessy Louis Vuitton SA, cruise and vacation company Carnival Corp., German automobile manufacturer BMW AG, Spanish company Industria de Diseno Textil SA (“Inditex”), which is known worldwide for its Zara brand, and Tod’s SpA, the Italian footwear manufacturer.

•

Two additional top performing sectors for the Portfolio were Utilities and Financials. These two sectors were among the weakest performing for the benchmark during the period, and the Portfolio’s underweight position to them benefited relative performance.

•	At the country level, the U.S. was the strongest performer for the Portfolio, followed by Germany and Spain.

What hurt performance during the year:

•	On the negative side, the greatest detractor from performance during the period was the Materials sector, where an underweight position hurt performance.

•	Energy also provided negative results due to investments in Transocean Ltd. and Total SA.

•	From a geographic perspective, Switzerland was the greatest detractor from Portfolio performance because of poor showings by Credit Suisse Group AG and Transocean Ltd.

•	The United Kingdom was also a negative for the Portfolio because of HSBC Holdings plc, while a limited exposure to Canada also held back performance.

Portfolio Positioning and Outlook

In terms of changes to the Portfolio, the manager considers itself a long-term investor who does not invest in securities without a high level of conviction. Over the period, exposure to the Energy and Consumer Staples sectors was reduced while exposure to the Financials sector was selectively increased though, at period end, the Portfolio remained underweight versus the benchmark. At the country level, changes in weightings were minimal, although there was increased exposure to the United States and reduced exposure to the United Kingdom.

We believe the Portfolio was well positioned at period end, and also believe that our long-term, thematic based investment process is well suited in the current environment. In our opinion, growth companies may become more valuable in a world where growth is a scarce commodity. In our opinion, overall growth, particularly in the developed world, will continue to be slow in the near term.

Sector Weightings as of 12/31/10	% of Net Assets
Information Technology	28.1%
Consumer Discretionary	17.2
Financials	16.3
Industrials	14.0
Consumer Staples	8.2
Health Care	7.0
Energy	3.6
Telecommunication Services	2.2
Utilities	0.8
Materials	0.7
Cash and Other	1.9

100.0%

EQ/OPPENHEIMER GLOBAL PORTFOLIO (Unaudited)

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2010 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/10	Ending Account Value 12/31/10	Expenses Paid During Period* 7/1/10 - 12/31/10
Class IA
Actual	$1,000.00	$1,250.60	$6.24
Hypothetical (5% average return before expenses)	1,000.00	1,019.66	5.60
Class IB
Actual	1,000.00	1,249.00	7.65
Hypothetical (5% average return before expenses)	1,000.00	1,018.40	6.87

*   Expenses are equal to the Portfolio’s Class IA and Class IB shares annualized expense ratios of 1.10% and 1.35%, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

EQ ADVISORS TRUST

EQ/OPPENHEIMER GLOBAL PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2010

	Number of Shares	Value (Note 1)

COMMON STOCKS:
Brazil (2.0%)
Cia de Bebidas das Americas (Preference) (ADR)	96,550	$2,995,946
Embraer S.A. (ADR)	90,570	2,662,758

		5,658,704

Finland (0.8%)
Fortum Oyj	80,589	2,426,280

France (4.9%)
LVMH Moet Hennessy Louis Vuitton S.A.	32,960	5,421,871
Societe Generale S.A.	33,821	1,817,743
Technip S.A.	42,500	3,924,379
Total S.A.	60,890	3,226,214

		14,390,207

Germany (9.0%)
Allianz SE (Registered)	32,829	3,901,305
Bayer AG (Registered)	36,649	2,708,265
Bayerische Motoren Werke (BMW) AG	7,641	600,898
Bayerische Motoren Werke (BMW) AG (Preference)	70,437	3,623,811
Linde AG	12,488	1,894,890
SAP AG	96,095	4,892,488
Siemens AG (Registered)	68,400	8,473,051

		26,094,708

India (2.2%)
Infosys Technologies Ltd.	65,443	5,038,665
Wire and Wireless India Ltd.*	150,325	41,014
Zee Entertainment Enterprises Ltd.	409,959	1,350,027
Zee Learn Ltd.*	44,978	27,662

		6,457,368

Ireland (0.9%)
XL Group plc	124,810	2,723,354

Italy (2.2%)
Bulgari S.p.A.	176,899	1,911,214
Lottomatica S.p.A.	40,150	497,627
Prysmian S.p.A.	69,604	1,185,901
Tod’s S.p.A.	27,530	2,718,658

		6,313,400

Japan (11.6%)
Dai-ichi Life Insurance Co., Ltd.	2,126	3,453,866
FANUC Corp.	13,900	2,134,906
HOYA Corp.	107,443	2,609,651
KDDI Corp.	492	2,842,074
Keyence Corp.	9,870	2,859,249
Kyocera Corp.	16,820	1,717,426
Mitsubishi Tanabe Pharma Corp.	82,000	1,384,678
Murata Manufacturing Co., Ltd.	56,020	3,926,023
Nidec Corp.	17,560	1,775,682
Nintendo Co., Ltd.	6,440	1,890,198
Secom Co., Ltd.	42,086	1,993,111
Sony Corp.	133,950	4,829,063
Sumitomo Mitsui Financial Group, Inc.	66,400	2,365,178

		33,781,105

	Number of Shares	Value (Note 1)

Mexico (3.6%)
America Movil S.A.B. de C.V. (ADR)	11,750	$673,745
Fomento Economico Mexicano S.A.B. de C.V.	698,849	3,907,330
Grupo Modelo S.A.B. de C.V., Series C	345,906	2,149,659
Grupo Televisa S.A. (ADR)*	141,610	3,671,947

		10,402,681

Netherlands (3.2%)
European Aeronautic Defence and Space Co. N.V.*	146,980	3,425,380
Koninklijke Philips Electronics N.V.	122,550	3,753,461
TNT N.V.	75,574	1,994,543

		9,173,384

South Korea (0.2%)
Shinsegae Co., Ltd.*	1,003	542,640

Spain (2.2%)
Banco Bilbao Vizcaya Argentaria S.A.	274,769	2,775,834
Inditex S.A.	49,976	3,741,847

		6,517,681

Sweden (6.7%)
Assa Abloy AB, Class B	164,040	4,621,944
Investor AB, Class B	146,234	3,128,779
Telefonaktiebolaget LM Ericsson, Class B	1,015,407	11,798,720

		19,549,443

Switzerland (6.2%)
Basilea Pharmaceutica AG (Registered)*	1,662	115,540
Credit Suisse Group AG (Registered)	153,616	6,189,000
Nestle S.A. (Registered)	54,599	3,197,107
Roche Holding AG	10,216	1,496,890
Transocean Ltd.*	49,603	3,447,904
UBS AG (Registered)*	225,766	3,706,426

		18,152,867

Taiwan (1.9%)
MediaTek, Inc.	157,016	2,248,356
Taiwan Semiconductor Manufacturing Co., Ltd.	1,394,709	3,396,304

		5,644,660

United Kingdom (5.1%)
3i Group plc	271,842	1,392,278
HSBC Holdings plc	381,000	3,906,662
Prudential plc	295,010	3,072,466
Unilever plc	117,377	3,592,339
Vodafone Group plc	1,100,710	2,845,322

		14,809,067

United States (35.4%)
3M Co.	44,480	3,838,624
Adobe Systems, Inc.*	112,010	3,447,668
Aetna, Inc.	106,990	3,264,265
Aflac, Inc.	49,660	2,802,314

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/OPPENHEIMER GLOBAL PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2010

	Number of Shares	Value (Note 1)

Altera Corp.	157,530	$5,604,917
Amylin Pharmaceuticals, Inc.*	108,150	1,590,887
Automatic Data Processing, Inc.	58,950	2,728,206
Carnival Corp.	112,760	5,199,364
Colgate-Palmolive Co.	49,650	3,990,371
Corning, Inc.	139,760	2,700,163
Dendreon Corp.*	20,170	704,336
eBay, Inc.*	260,620	7,253,055
Emerson Electric Co.	45,920	2,625,247
Fidelity National Financial, Inc., Class A	96,430	1,319,162
Gilead Sciences, Inc.*	23,210	841,130
Goldman Sachs Group, Inc.	18,640	3,134,502
Intuit, Inc.*	107,620	5,305,666
Juniper Networks, Inc.*	163,170	6,024,236
Lockheed Martin Corp.	16,560	1,157,710
Maxim Integrated Products, Inc.	149,290	3,526,230
McDonald’s Corp.	59,200	4,544,192
McGraw-Hill Cos., Inc.	28,420	1,034,772
Microsoft Corp.	175,320	4,894,934
Raytheon Co.	26,200	1,214,108
Regeneron Pharmaceuticals, Inc.*	9,030	296,455
Shuffle Master, Inc.*	62,590	716,656
SLM Corp.*	150,960	1,900,586
Theravance, Inc.*	59,880	1,501,192
Tiffany & Co.	86,970	5,415,622
Wal-Mart Stores, Inc.	64,630	3,485,496

	Number of Shares	Value (Note 1)

Walt Disney Co.	122,520	$4,595,725
WellPoint, Inc.*	62,990	3,581,611
Zimmer Holdings, Inc.*	55,880	2,999,638

		103,239,040

Total Common Stocks (98.1%) (Cost $251,716,741)		285,876,589

	Principal Amount	Value (Note 1)
SHORT-TERM INVESTMENT:
Time Deposit (3.0%)
JPMorgan Chase Nassau 0.000%, 1/3/11 (Cost $8,815,910)	$8,815,910	8,815,910

Total Investments (101.1%) (Cost $260,532,651)		294,692,499
Other Assets Less Liabilities (-1.1%)		(3,107,452)

Net Assets (100%)		$291,585,047

*	Non-income producing.

Glossary:

ADR	— American Depositary Receipt

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2010:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with rules under the Investment Company Act of 1940. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Common Stocks
Consumer Discretionary	$25,178,278	$24,763,692	$—	$49,941,970
Consumer Staples	16,528,802	7,332,086	—	23,860,888
Energy	3,447,904	7,150,593	—	10,598,497
Financials	11,879,918	35,709,537	—	47,589,455
Health Care	14,779,514	5,705,373	—	20,484,887
Industrials	11,498,447	29,357,979	—	40,856,426
Information Technology	41,485,075	40,377,080	—	81,862,155
Materials	—	1,894,890	—	1,894,890
Telecommunication Services	673,745	5,687,396	—	6,361,141
Utilities	—	2,426,280	—	2,426,280
Short-Term Investments	—	8,815,910	—	8,815,910

Total Assets	$125,471,683	$169,220,816	$—	$294,692,499

Total Liabilities	$—	$—	$—	$—

Total	$125,471,683	$169,220,816	$—	$294,692,499

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/OPPENHEIMER GLOBAL PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2010

Fair Values of Derivative Instruments as of December 31, 2010:

Statement of Assets and Liabilities
Derivatives Not Accounted for as Hedging Instruments^	Asset Derivatives	Fair Value
Interest rate contracts	Receivables, Net Assets - Unrealized appreciation	$—	*
Foreign exchange contracts	Receivables	—
Credit contracts	Receivables	—
Equity contracts	Receivables, Net Assets - Unrealized appreciation	—	*
Commodity contracts	Receivables	—
Other contracts	Receivables	—

Total		$—

Liability Derivatives
Interest rate contracts	Payables, Net Assets - Unrealized depreciation	$—	*
Foreign exchange contracts	Payables	—
Credit contracts	Payables	—
Equity contracts	Payables, Net Assets - Unrealized depreciation	—	*
Commodity contracts	Payables	—
Other contracts	Payables	—

Total		$—

Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets & Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2010:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Options	Futures	Forward Currency Contracts	Swaps	Total
Interest rate contracts	$—	$—	$—	$—	$—
Foreign exchange contracts	—	—	(40,569)	—	(40,569)
Credit contracts	—	—	—	—	—
Equity contracts	—	—	—	—	—
Commodity contracts	—	—	—	—	—
Other contracts	—	—	—	—	—

Total	$—	$—	$(40,569)	$—	$(40,569)

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Options	Futures	Forward Currency Contracts	Swaps	Total
Interest rate contracts	$—	$—	$—	$—	$—
Foreign exchange contracts	—	—	—	—	—
Credit contracts	—	—	—	—	—
Equity contracts	—	—	—	—	—
Commodity contracts	—	—	—	—	—
Other contracts	—	—	—	—	—

Total	$—	$—	$—	$—	$—

The Portfolio held forward foreign contracts with an average settlement value of approximately $802,000 during the year ended December 31, 2010.

^ This Portfolio held forward foreign currency contracts as a substitute for investing in conventional securities and hedging and in an attempt to enhance returns.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/OPPENHEIMER GLOBAL PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2010

Investment security transactions for the year ended December 31, 2010 were as follows:

Cost of Purchases:
Stocks	$115,382,871
Net Proceeds of Sales and Redemptions:
Stocks	$49,025,955

As of December 31, 2010, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$33,985,218
Aggregate gross unrealized depreciation	(7,991,534)

Net unrealized appreciation	$25,993,684

Federal income tax cost of investments	$268,698,815

For the year ended December 31, 2010, the Portfolio incurred approximately $4,663 as brokerage commissions with BNP Paribas, $742 with Keefe, Bruyette & Woods, Inc., and $4,968 with Sanford C. Bernstein & Co., Inc., affiliated broker/dealers.

The Portfolio has a net capital loss carryforward of $18,604,629 of which $4,456,246 expires in the year 2016, $11,003,618 expires in the year 2017 and $3,144,765 expires in the year 2018.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/OPPENHEIMER GLOBAL PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2010

ASSETS
Investments at value (Cost $260,532,651)	$294,692,499
Cash	8,554
Foreign cash (Cost $2)	2
Receivable from Separate Accounts for Trust shares sold	801,976
Receivable for securities sold	359,184
Dividends, interest and other receivables	318,054

Total assets	296,180,269

LIABILITIES
Payable for securities purchased	3,879,559
Investment management fees payable	235,432
Payable to Separate Accounts for Trust shares redeemed	164,003
Accrued India taxes	133,751
Distribution fees payable - Class IB	58,489
Administrative fees payable	27,014
Trustees’ fees payable	170
Accrued expenses	96,804

Total liabilities	4,595,222

NET ASSETS	$291,585,047

Net assets were comprised of:
Paid in capital	$283,990,998
Accumulated undistributed net investment income (loss)	(39,474)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions	(26,399,507)
Unrealized appreciation (depreciation) on investments and foreign currency translations (net of India tax of $135,967 on unrealized depreciation on investments)	34,033,030

Net assets	$291,585,047

Class IA
Net asset value, offering and redemption price per share, $7,095,888 / 672,063 shares outstanding (unlimited amount authorized: $0.01 par value)	$10.56

Class IB
Net asset value, offering and redemption price per share, $284,489,159 / 26,944,915 shares outstanding (unlimited amount authorized: $0.01 par value)	$10.56

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2010

INVESTMENT INCOME
Dividends (net of $367,623 foreign withholding tax)	$4,324,117
Interest	1,565

Total income	4,325,682

EXPENSES
Investment management fees	2,124,317
Distribution fees - Class IB	545,769
Administrative fees	259,009
Professional fees	32,991
Custodian fees	20,935
Trustees’ fees	4,813
Miscellaneous	17,297

Total expenses	3,005,131

NET INVESTMENT INCOME (LOSS)	1,320,551

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Securities	(5,354,114)
Foreign currency transactions	(7,987)

Net realized gain (loss)	(5,362,101)

Change in unrealized appreciation (depreciation) on:
Securities (net of India tax of $46,006 on unrealized appreciation on investments)	36,995,856
Foreign currency translations	5,505

Net change in unrealized appreciation (depreciation)	37,001,361

NET REALIZED AND UNREALIZED GAIN (LOSS)	31,639,260

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$32,959,811

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/OPPENHEIMER GLOBAL PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2010	2009
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$1,320,551	$1,051,871
Net realized gain (loss) on investments and foreign currency transactions	(5,362,101)	(9,580,737)
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	37,001,361	55,914,565

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	32,959,811	47,385,699

DIVIDENDS:
Dividends from net investment income
Class IA	(52,848)	(27,294)
Class IB	(1,409,817)	(912,091)

TOTAL DIVIDENDS	(1,462,665)	(939,385)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 444,029 and 127,314 shares, respectively ]	4,256,749	953,455
Capital shares issued in reinvestment of dividends [ 5,105 and 3,011 shares, respectively ]	52,848	27,294
Capital shares repurchased [ (181,593) and (63,570) shares, respectively ]	(1,774,675)	(495,333)

Total Class IA transactions	2,534,922	485,416

Class IB
Capital shares sold [ 12,015,007 and 9,203,464 shares, respectively ]	116,298,690	72,241,537
Capital shares issued in reinvestment of dividends [ 137,023 and 100,629 shares, respectively ]	1,409,817	912,091
Capital shares repurchased [ (5,670,392) and (4,058,520) shares, respectively ]	(52,497,449)	(31,688,600)

Total Class IB transactions	65,211,058	41,465,028

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	67,745,980	41,950,444

TOTAL INCREASE (DECREASE) IN NET ASSETS	99,243,126	88,396,758
NET ASSETS:
Beginning of year	192,341,921	103,945,163

End of year (a)	$291,585,047	$192,341,921

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$(39,474)	$38,300

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/OPPENHEIMER GLOBAL PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,						August 31, 2006* to December 31, 2006
Class IA	2010	2009	2008		2007
Net asset value, beginning of period	$9.22	$6.68	$11.48		$11.00		$10.00

Income (loss) from investment operations:
Net investment income (loss)	0.08 (e)	0.08 (e)	0.18	(e)	0.09	(e)	0.01	(e)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	1.34	2.53	(4.84)		0.56		1.00

Total from investment operations	1.42	2.61	(4.66)		0.65		1.01

Less distributions:
Dividends from net investment income	(0.08)	(0.07)	(0.13)		(0.06)		(0.01)
Distributions from net realized gains	—	—	(0.01)		(0.11)		—	#

Total dividends and distributions	(0.08)	(0.07)	(0.14)		(0.17)		(0.01)

Net asset value, end of period	$10.56	$9.22	$6.68		$11.48		$11.00

Total return (b)	15.43%	39.07%	(40.60)%		5.94%		10.07%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$7,096	$3,729	$2,257		$6,248		$4,410
Ratio of expenses to average net assets:
After waivers (a)	1.10%	1.10%	1.10%		1.10%		1.10%
Before waivers (a)	1.10%	1.14%	1.37%		1.46%		2.25	%(c)
Ratio of net investment income to average net assets:
After waivers (a)	0.79%	1.03%	1.84%		0.74%		0.30%
Before waivers (a)	0.79%	0.98%	1.57%		0.38%		(1.11)%
Portfolio turnover rate	22%	19%	33%		22%		6%

	Year Ended December 31,						August 31, 2006* to December 31, 2006
Class IB	2010	2009	2008		2007
Net asset value, beginning of period	$9.22	$6.68	$11.48		$10.99		$10.00

Income (loss) from investment operations:
Net investment income (loss)	0.06 (e)	0.06 (e)	0.12	(e)	0.05	(e)	—	#(e)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	1.33	2.53	(4.80)		0.58		0.99

Total from investment operations	1.39	2.59	(4.68)		0.63		0.99

Less distributions:
Dividends from net investment income	(0.05)	(0.05)	(0.11)		(0.03)		—
Distributions from net realized gains	—	—	(0.01)		(0.11)		—	#

Total dividends and distributions	(0.05)	(0.05)	(0.12)		(0.14)		—	#

Net asset value, end of period	$10.56	$9.22	$6.68		$11.48		$10.99

Total return (b)	15.14%	38.71%	(40.75)%		5.66%		10.01%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$284,489	$188,613	$101,688		$131,915		$26,740
Ratio of expenses to average net assets:
After waivers (a)	1.35%	1.35%	1.35%		1.35%		1.35%
Before waivers (a)	1.35%	1.39%	1.62	%(c)	1.71	%(c)	2.50	%(c)
Ratio of net investment income to average net assets:
After waivers (a)	0.59%	0.75%	1.33%		0.39%		0.13%
Before waivers (a)	0.59%	0.71%	1.05%		(0.04)%		(0.93)%
Portfolio turnover rate	22%	19%	33%		22%		6%

*	Commencement of Operations.
#	Per share amount is less than $0.01.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(c)	Reflects overall fund ratios for non-class specific expense.
(e)	Net investment income per share is based on average shares outstanding.

See Notes to Financial Statements.

EQ/PIMCO ULTRA SHORT BOND PORTFOLIO (Unaudited)

PORTFOLIO ADVISER

➢	Pacific Investment Management Company, LLC

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/10
	1 Year	5 Years	Since Incept.**
Portfolio – Class IA Shares*	1.10%	3.38%	3.93%
Portfolio – Class IB Shares	0.85	3.19	3.82
Bank of America Merrill Lynch USD 3-Month LIBOR Constant Maturity Index	0.33	3.16	2.61

*   Date of inception 3/30/07. Returns shown for Class IA shares prior to this period are derived from the historical performance of Class IB shares adjusted to reflect the 12b-1 fees, applicable to Class IB shares; Class IA shares are not subject to any 12b-1 fees.

** Date of inception 1/24/02

    Returns for periods greater than one year are annualized

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IA shares returned 1.10% for the year ended December 31, 2010. The Portfolio’s benchmark, the Bank of America Merrill Lynch USD 3-Month LIBOR Constant Maturity Index, returned 0.33% over the same period.

Portfolio Highlights

What helped performance during the year:

•	An allocation to agency mortgage-backed securities combined with security selection added to performance as this sector outperformed like-duration Treasuries.

•	An overweight to bonds of financial companies added to returns as this sector outpaced the broader corporate market.

•	An overweight to U.S. duration for most of the period added to returns as rates fell after a volatile year in yields.

What hurt performance during the year:

•

A small tactical exposure to Build America Bonds detracted from returns as taxable municipal supply spiked in the fourth quarter amid the rush by local governments to tap the federal government subsidy before it expired at the end of this year.

Portfolio Positioning and Outlook

We believe that the world may experience differentiated growth and inflation across regions in 2011. Possibly strong growth and the potential for rising inflation in emerging economies may be offset by weaker growth in most developed economies, especially peripheral Europe. Among developed countries, we believe the U.S., Canada and Australia may grow the fastest.

Portfolio Characteristics
As of December 31, 2010
Weighted Average Life (Years)	1.1
Weighted Average Coupon (%)	1.7
Weighted Average Modified Duration (Years)*	0.8
Weighted Average Rating	AA
* Modified duration is a measure of the price sensitivity of the portfolio to interest rate movements, taking into account specific features of the securities in which it invests.

Distribution of Assets by Sector as of 12/31/2010	% of Net Assets
Government Securities	55.2%
Corporate Bonds	36.1
Asset-Backed and Mortgage-Backed Securities	10.6
Convertible Preferred Stocks	0.0 #
Equities & Warrants	0.0 #
Cash and Other	(1.9)

Total	100.0%

# Less than 0.05%

EQ/PIMCO ULTRA SHORT BOND PORTFOLIO (Unaudited)

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2010 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/10	Ending Account Value 12/31/10	Expenses Paid During Period* 7/1/10 - 12/31/10
Class IA
Actual	$1,000.00	$1,007.00	$2.98
Hypothetical (5% average return before expenses)	1,000.00	1,022.23	3.01
Class IB
Actual	1,000.00	1,005.50	4.25
Hypothetical (5% average return before expenses)	1,000.00	1,020.97	4.28

*   Expenses are equal to the Portfolio’s Class IA and Class IB shares annualized expense ratios of 0.59% and 0.84% respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

EQ ADVISORS TRUST

EQ/PIMCO ULTRA SHORT BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2010

	Principal Amount	Value (Note 1)

LONG-TERM DEBT SECURITIES:
Asset-Backed and Mortgage-Backed Securities (10.6%)
Asset-Backed Securities (7.9%)
Access Group, Inc.,
Series 2008-1 A 1.588%, 10/27/25 (l)	$18,159,473	$18,511,924
American Express Credit Account Master Trust,
Series 2008-1 A 0.710%, 8/15/13 (l)	40,000,000	40,066,404
Series 2009-1 A 1.610%, 12/15/14 (l)	2,000,000	2,031,028
AmeriCredit Automobile Receivables Trust,
Series 2008-1 A2 4.261%, 6/6/12 (l)	522,188	522,239
Series 2010-3 A1 0.311%, 10/11/11	2,926,915	2,926,900
Bank One Issuance Trust,
Series 2004-A5 A5 0.390%, 3/17/14 (l)	2,000,000	1,999,470
BMW Vehicle Lease Trust,
Series 2010-1 A1 0.298%, 10/17/11	8,088,436	8,088,552
Capital Auto Receivables Asset Trust,
Series 2008-2 A3B 1.710%, 10/15/12 (l)	2,942,184	2,955,213
Chase Issuance Trust, Series 2006-A4 A4 0.280%, 10/15/13 (l)	2,175,000	2,172,857
Series 2007-A1 A1 0.280%, 3/15/13 (l)	15,441,000	15,440,163
Series 2009-A2 A2 1.810%, 4/15/14(l)	21,800,000	22,170,602
Chrysler Financial Auto Securitization Trust,
Series 2010-A A1 0.336%, 10/11/11§	5,805,336	5,805,541
Citigroup Mortgage Loan Trust, Inc.,
Series 2007-AMC2 A3A 0.341%, 1/25/37(l)	254,578	200,568
Collegiate Funding Services Education Loan Trust I,
Series 2005-B A2 0.403%, 12/28/21 (l)	13,175,631	13,033,996
Daimler Chrysler Auto Trust,
Series 2008-B A3B 1.745%, 9/10/12 (l)	315,025	315,721
EFS Volunteer LLC,
Series 2010-1 A1 1.138%, 10/26/26(l)§	2,215,000	2,211,980
Ford Credit Auto Owner Trust,
Series 2008-C A3 1.680%, 6/15/12 (l)	7,620,793	7,638,454
Series 2009-A A3B 2.760%, 5/15/13 (l)	21,961,710	22,192,569
GSAA Home Equity Trust,
Series 2007-6 A4 0.561%, 5/25/47 (l)	700,000	391,761
Mercedes-Benz Auto Receivables Trust,
Series 2010-1 A1 0.309%, 5/13/11	13,025	13,025
Nelnet Education Loan Funding, Inc.,
Series 2004-2A A4 0.428%, 8/26/19 (l)	2,500,000	2,473,926

	Principal Amount	Value (Note 1)

Nelnet Student Loan Trust, Series 2008-4 A2 0.988%, 7/25/18 (l)	$2,650,000	$2,661,076
Nissan Auto Receivables Owner Trust,
Series 2010-A A1 0.356%, 10/17/11	9,048,960	9,050,046
Panhandle-Plains Higher Education Authority, Inc.,
Series 2010-2 A1 1.490%, 10/1/35 (l)	3,000,000	3,022,698
Plymouth Rock CLO Ltd./Plymouth Rock CLO, Inc.,
Series 2010-1A A 1.920%, 2/16/19 (b)(l)§†	2,700,000	2,690,812
SLM Student Loan Trust, Series 2004-8 A4 0.428%, 1/27/20 (l)	7,552,303	7,532,118
Series 2004-9 A4 0.418%, 4/25/17 (l)	1,665,281	1,663,627
Series 2005-10 A3 0.338%, 10/25/16 (l)	641,433	641,299
Series 2005-6 A4 0.378%, 4/25/22 (l)	3,802,072	3,787,445
Series 2006-3 A3 0.328%, 4/25/17 (l)	76,988	76,966
Series 2006-8 A2 0.288%, 10/25/16 (l)	193,378	193,281
Series 2006-9 A2 0.288%, 4/25/17(l)	107,994	107,979
Series 2007-3 A3 0.328%, 4/25/19 (l)	8,700,000	8,378,339
Series 2007-6 A1 0.458%, 4/27/15 (l)	1,441,573	1,440,326
Series 2008-2 A2 0.738%, 1/25/17 (l)	7,700,000	7,703,104
Series 2008-9 A 1.788%, 4/25/23 (l)	19,834,648	20,579,359
Volvo Financial Equipment LLC,
Series 2010-1A A1 0.510%, 5/16/11§	890,355	890,550

		241,581,918

Non-Agency CMO (2.7%)
American Home Mortgage Assets,
Series 2006-1 2A1 0.451%, 5/25/46 (l)	9,356,782	5,462,361
Banc of America Commercial Mortgage, Inc.,
Series 2007-3 A4 5.658%, 6/10/49 (l)	1,400,000	1,437,163
Series 2007-4 A4 5.742%, 2/10/51(l)	1,400,000	1,483,559
Banc of America Mortgage Securities, Inc.,
Series 2004-1 5A1 6.500%, 9/25/33	24,964	24,979
BCAP LLC Trust, Series 2006-AA2 A1 0.431%, 1/25/37 (l)	1,261,881	736,958
BCRR Trust, Series 2010-LEAF 10A 4.230%, 2/22/34§	40,000	40,039
Series 2010-LEAF 11A 4.230%, 12/22/35§	216,763	222,515
Series 2010-LEAF 12A 4.230%, 3/22/33§	70,000	70,043

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/PIMCO ULTRA SHORT BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2010

	Principal Amount	Value (Note 1)

Series 2010-LEAF 13A 4.230%, 1/22/33§	$123,150	$123,064
Series 2010-LEAF 14A 4.230%, 1/22/33§	300,000	299,800
Series 2010-LEAF 15A 4.230%, 5/22/33§	444,834	445,763
Series 2010-LEAF 16A
4.230%, 8/22/33§	400,000	406,180
Series 2010-LEAF 17A
4.230%, 8/22/33§	70,000	71,101
Series 2010-LEAF 18A
4.230%, 8/22/33§	1,277,211	1,287,748
Series 2010-LEAF 19A
4.230%, 6/22/38§	200,000	204,024
Series 2010-LEAF 1A
4.230%, 2/22/41§	16,564	16,593
Series 2010-LEAF 20A
4.230%, 12/22/35§	387,870	399,188
Series 2010-LEAF 22A
4.230%, 9/22/35§	77,471	77,436
Series 2010-LEAF 23A
4.230%, 4/22/34§	173,318	174,309
Series 2010-LEAF 24A
4.230%, 4/22/35§	170,560	172,042
Series 2010-LEAF 25A
4.230%, 5/22/34§	650,000	667,428
Series 2010-LEAF 26A
4.230%, 5/22/34§	470,000	486,988
Series 2010-LEAF 27A
4.230%, 7/22/16§	260,000	261,337
Series 2010-LEAF 2A
4.230%, 2/22/41§	145,000	151,295
Series 2010-LEAF 31A
4.230%, 12/22/26§	4,993	4,990
Series 2010-LEAF 32A
4.230%, 12/22/32§	220,000	219,914
Series 2010-LEAF 33A
4.230%, 9/22/34§	400,000	401,541
Series 2010-LEAF 34A
4.230%, 12/22/28§	184,439	185,756
Series 2010-LEAF 35A
4.230%, 11/22/33§	1,470,000	1,496,272
Series 2010-LEAF 36A
4.230%, 3/22/31§	296,606	304,422
Series 2010-LEAF 37A
4.230%, 3/22/34§	80,000	82,524
Series 2010-LEAF 39A
4.230%, 3/22/34§	126,316	126,234
Series 2010-LEAF 3A
4.230%, 2/22/41§	110,000	113,234
Series 2010-LEAF 41A
4.230%, 12/22/35§	200,000	201,582
Series 2010-LEAF 43A
4.230%, 11/22/36§	390,000	398,382
Series 2010-LEAF 44A
4.230%, 4/22/34§	260,000	268,807
Series 2010-LEAF 4A
4.230%, 4/22/36§	340,000	342,732
Series 2010-LEAF 5A
4.230%, 5/22/35§	350,000	355,427
Series 2010-LEAF 6A
4.230%, 6/22/35§	247,522	253,377

	Principal Amount	Value (Note 1)

Bear Stearns Adjustable Rate Mortgage Trust,
Series 2002-11 1A2
3.102%, 2/25/33 (l)	$17,739	$16,713
Series 2003-3 3A2
2.752%, 5/25/33 (l)	131,692	128,891
Series 2003-8 2A1
2.926%, 1/25/34 (l)	9,637	9,578
Series 2003-8 4A1
3.113%, 1/25/34 (l)	29,071	26,950
Series 2004-10 21A1
3.138%, 1/25/35 (l)	3,713,905	3,432,442
Series 2005-2 A1
2.730%, 3/25/35 (l)	170,017	163,261
Series 2005-2 A2
2.934%, 3/25/35 (l)	53,895	50,544
Series 2005-5 A1
2.330%, 8/25/35 (l)	56,379	52,665
Series 2005-5 A2
2.430%, 8/25/35 (l)	984,348	894,111
Series 2007-3 1A1
5.326%, 5/25/47 (l)	10,334,764	7,755,440
Bear Stearns Alt-A Trust,
Series 2005-7 22A1
2.955%, 9/25/35 (l)	2,783,570	2,008,355
Chevy Chase Mortgage Funding Corp.,
Series 2007-2A A1
0.391%, 5/25/48 (l)§	1,748,321	831,366
Citigroup Mortgage Loan Trust, Inc.,
Series 2005-11 A1A
2.820%, 12/25/35 (l)	74,846	68,450
Series 2005-11 A2A
2.680%, 12/25/35 (l)	1,032,730	997,464
Series 2005-12 2A1
1.061%, 8/25/35 (l)§	904,615	585,443
Series 2005-6 A1
2.510%, 8/25/35 (l)	78,812	71,346
Series 2005-6 A2
2.560%, 8/25/35 (l)	352,509	316,866
Series 2005-6 A3
2.210%, 8/25/35 (l)	47,076	42,116
Citigroup/Deutsche Bank Commercial Mortgage Trust,
Series 2006-CD3 A5
5.617%, 10/15/48	4,000,000	4,301,006
Commercial Mortgage Pass Through Certificates,
Series 2005-LP5 A2
4.630%, 5/10/43	1,063,179	1,079,279
Countrywide Alternative Loan Trust,
Series 2003-J1 4A1
6.000%, 10/25/32	1,469	1,460
Series 2005-61 2A1
0.541%, 12/25/35 (l)	32,109	22,050
Series 2005-62 2A1
1.328%, 12/25/35 (l)	302,388	194,796
Series 2006-OA22 A1
0.421%, 2/25/47 (l)	873,890	548,936
Series 2007-OA7 A1A
0.441%, 5/25/47 (l)	201,355	122,003

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/PIMCO ULTRA SHORT BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2010

	Principal Amount	Value (Note 1)

Countrywide Home Loan Mortgage Pass Through Trust,
Series 2002-30 M
2.820%, 10/19/32 (l)	$7,202	$5,138
Series 2003-HYB3 7A1
2.969%, 11/19/33 (l)	51,639	49,411
Series 2004-12 11A1
2.984%, 8/25/34 (l)	679,341	533,319
Series 2005-25 A11
5.500%, 11/25/35	1,110,661	990,295
Series 2005-3 1A2
0.551%, 4/25/35 (l)	374,052	239,770
Series 2005-R2 1AF1
0.601%, 6/25/35 (l)§	140,273	121,647
CS First Boston Mortgage Securities Corp.,
Series 2002-P1A A 0.882%, 3/25/32 (l)§	1,540	1,319
Deutsche Alt-A Securities, Inc.,
Series 2003-3 3A1 5.000%, 10/25/18	789,336	796,014
Series 2005-AR2 7A1 5.299%, 10/25/35 (l)	409,912	334,301
Series 2006-AB4 A1B1 0.361%, 10/25/36 (l)	5,183	2,063
Series 2007-1 1A1 0.351%, 8/25/37 (l)	87,137	86,219
Deutsche Mortgage Securities, Inc.,
Series 2010-RS2 A1 1.511%, 6/28/47 (l)§	2,500,675	2,495,819
Extended Stay America Trust,
Series 2010-ESHA XA1 3.128%, 1/5/13 IO (l)§	14,750,000	867,766
First Horizon Alternative Mortgage Securities Trust,
Series 2004-AA1 A1 2.378%, 6/25/34 (l)	228,195	198,579
First Horizon Mortgage Pass-Through Trust,
Series 2005-AR3 2A1 2.924%, 8/25/35 (l)	461,163	414,638
GMAC Commercial Mortgage Securities, Inc.,
Series 2006-C1 A4 5.238%, 11/10/45 (l)	5,900,000	6,251,098
Greenpoint Mortgage Funding Trust,
Series 2005-AR5 1A1 0.531%, 11/25/45 (l)	52,926	35,780
Series 2006-AR6 A1A 0.341%, 10/25/46 (l)	32,779	31,091
GS Mortgage Securities Corp. II,
Series 2007-EOP A1 0.351%, 3/6/20 (l)§	726,029	708,388
GSR Mortgage Loan Trust,
Series 2005-AR6 2A1 2.825%, 9/25/35 (l)	261,761	244,813
Harborview Mortgage Loan Trust,
Series 2005-2 2A1A 0.481%, 5/19/35 (l)	42,793	27,970
Series 2006-1 2A1A 0.501%, 3/19/36 (l)	319,986	195,130
Indymac Index Mortgage Loan Trust,
Series 2004-AR11 2A 2.690%, 12/25/34 (l)	276,477	226,166

	Principal Amount	Value (Note 1)

JP Morgan Chase Commercial Mortgage Securities Corp.,
Series 2007-CB20 A4 5.794%, 2/12/51 (l)	$1,900,000	$2,023,918
Series 2010-C2 A1 2.749%, 11/15/43§	247,756	244,812
MASTR Adjustable Rate Mortgages Trust,
Series 2004-13 3A7 2.899%, 11/21/34 (l)	200,000	181,838
Mellon Residential Funding Corp.,
Series 2000-TBC3 A1 0.700%, 12/15/30 (l)	34,980	32,138
Series 2001-TBC1 A1 0.610%, 11/15/31 (l)	145,795	140,843
Merrill Lynch Floating Trust,
Series 2006-1 A1 0.330%, 6/15/22 (l)§	40,535	39,333
MLCC Mortgage Investors, Inc.,
Series 2005-2 1A 1.707%, 10/25/35 (l)	2,108,754	1,851,711
Series 2005-2 2A 4.250%, 10/25/35 (l)	1,988,436	1,748,561
Series 2005-2 3A 1.258%, 10/25/35 (l)	332,498	276,866
Series 2005-3 4A 0.511%, 11/25/35 (l)	236,549	195,744
Series 2005-3 5A 0.511%, 11/25/35 (l)	294,943	258,389
Residential Accredit Loans, Inc.,
Series 2005-QO1 A1 0.561%, 8/25/35 (l)	66,933	43,256
Securitized Asset Sales, Inc.,
Series 1993-6 A5 2.935%, 11/26/23 (l)	3,718	3,351
Sequoia Mortgage Trust,
Series 10 2A1 0.641%, 10/20/27 (l)	18,993	17,888
Structured Adjustable Rate Mortgage Loan Trust,
Series 2004-1 4A2 2.770%, 2/25/34 (l)	181,216	164,757
Series 2004-19 2A1 1.742%, 1/25/35 (l)	54,452	30,680
Series 2005-17 3A1 2.714%, 8/25/35 (l)	254,865	204,554
Structured Asset Mortgage Investments, Inc.,
Series 2004-AR5 1A1 0.591%, 10/19/34 (l)	110,432	98,914
Series 2005-AR5 A1 0.511%, 7/19/35 (l)	216,680	149,130
Series 2005-AR5 A2 0.511%, 7/19/35 (l)	458,229	387,960
Series 2006-AR4 2A1 0.451%, 6/25/36 (l)	72,833	47,265
Series 2006-AR5 1A1 0.471%, 5/25/46 (l)	2,417,673	1,417,018
Series 2007-AR3 1A1 0.361%, 9/25/47 (l)	128,315	126,500
Structured Asset Securities Corp.,
Series 2006-11 A1 2.856%, 10/25/35 (l)§	92,711	74,251

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/PIMCO ULTRA SHORT BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2010

	Principal Amount	Value (Note 1)

TBW Mortgage Backed Pass Through Certificates,
Series 2006-6 A1 0.371%, 1/25/37 (l)	$1,294	$1,282
Thornburg Mortgage Securities Trust,
Series 2006-5 A1 0.381%, 10/25/46 (l)	501,155	494,157
Series 2007-1 A3A 0.361%, 3/25/37 (l)	2,919,647	2,811,604
Wachovia Bank Commercial Mortgage Trust,
Series 2006-WL7A A1 0.351%, 9/15/21 (l)§	2,345,521	2,251,701
Series 2007-WHL8 A1 0.340%, 6/15/20 (l)§	1,831,537	1,712,927
WaMu Mortgage Pass-Through Certificates,
Series 2002-AR17 1A 1.528%, 11/25/42 (l)	12,855	10,766
Series 2002-AR2 A 2.904%, 2/27/34 (l)	11,343	10,839
Series 2003-AR1 A5 2.370%, 3/25/33 (l)	1,295,317	1,187,504
Series 2003-R1 A1 0.801%, 12/25/27 (l)	326,934	280,937
Series 2003-R1 X 0.000%, 12/25/27 IO (l)§†	332,377	18,281
Series 2004-AR1 A 2.785%, 3/25/34 (l)	3,074,242	2,935,457
Series 2005-AR13 A1A1 0.551%, 10/25/45 (l)	303,417	256,225
Series 2005-AR15 A1A1 0.521%, 11/25/45 (l)	69,084	58,949
Series 2006-AR15 2A 1.828%, 11/25/46 (l)	65,972	47,050
Series 2006-AR3 A1A 1.328%, 2/25/46 (l)	107,592	79,612
Series 2006-AR7 3A 3.163%, 7/25/46 (l)	322,039	226,051
Wells Fargo Mortgage Backed Securities Trust,
Series 2004-S A1 2.884%, 9/25/34 (l)	120,872	120,164
Series 2007-10 1A22 0.761%, 7/25/37 (l)	2,355,111	1,931,980

		82,250,535

Total Asset-Backed and Mortgage-Backed Securities		323,832,453

Corporate Bonds (36.1%)
Consumer Discretionary (1.9%)
Automobiles (1.0%)
Daimler Finance N.A. LLC
7.750%, 1/18/11	1,000,000	1,002,293
5.875%, 3/15/11	25,315,000	25,571,694
5.750%, 9/8/11	2,000,000	2,066,562
Ford Motor Co.
3.010%, 12/15/13	91,705	91,258
3.042%, 12/15/13 (l)	2,476,387	2,464,334
3.050%, 12/15/13	1,094,073	1,088,748

		32,284,889

	Principal Amount	Value (Note 1)

Media (0.9%)
COX Communications, Inc.
7.125%, 10/1/12	$11,694,000	$12,825,055
Reed Elsevier Capital, Inc.
4.625%, 6/15/12	1,315,000	1,367,579
Time Warner Cable, Inc.
6.200%, 7/1/13	4,603,000	5,112,239
Time Warner Entertainment Co. LP
8.875%, 10/1/12	5,000,000	5,619,470
Time Warner, Inc.
6.875%, 5/1/12	1,500,000	1,614,029

		26,538,372

Total Consumer Discretionary		58,823,261

Consumer Staples (3.0%)
Beverages (0.9%)
Anheuser-Busch Cos., Inc.
4.700%, 4/15/12	100,000	104,432
Anheuser-Busch InBev Worldwide, Inc.
3.000%, 10/15/12	11,000,000	11,349,932
1.033%, 3/26/13 (l)	13,215,000	13,334,834
2.500%, 3/26/13	1,500,000	1,534,959

		26,324,157

Food Products (1.8%)
General Mills, Inc.
6.470%, 10/15/12	12,900,000	13,538,434
Kellogg Co.
4.250%, 3/6/13	15,000,000	15,920,955
Kraft Foods, Inc.
5.625%, 11/1/11	702,000	729,298
6.250%, 6/1/12	1,060,000	1,133,910
6.000%, 2/11/13	2,700,000	2,956,651
2.625%, 5/8/13	2,500,000	2,571,045
Wm. Wrigley Jr. Co.
1.678%, 6/28/11 (l)§	14,100,000	14,106,500
2.450%, 6/28/12§	5,100,000	5,136,169

		56,092,962

Tobacco (0.3%)
Altria Group, Inc.
8.500%, 11/10/13	3,800,000	4,497,820
Reynolds American, Inc.
1.002%, 6/15/11 (l)	4,700,000	4,705,598

		9,203,418

Total Consumer Staples		91,620,537

Energy (1.0%)
Oil, Gas & Consumable Fuels (1.0%)
Anadarko Petroleum Corp.
5.750%, 6/15/14	4,400,000	4,709,918
ConocoPhillips
9.375%, 2/15/11	800,000	808,093
Devon Financing Corp. ULC
6.875%, 9/30/11	3,015,000	3,149,795
Energy Transfer Partners LP
6.000%, 7/1/13	1,830,000	1,992,237
Kinder Morgan Energy Partners LP
7.125%, 3/15/12	1,250,000	1,333,493

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/PIMCO ULTRA SHORT BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2010

	Principal Amount	Value (Note 1)

5.850%, 9/15/12	$3,370,000	$3,613,486
5.000%, 12/15/13	905,000	983,254
Plains All American Pipeline LP
4.250%, 9/1/12	8,227,000	8,579,083
Transcontinental Gas Pipe Line Corp.
Series B 7.000%, 8/15/11	2,820,000	2,925,130
8.875%, 7/15/12	2,000,000	2,210,090

Total Energy		30,304,579

Financials (23.4%)
Capital Markets (3.2%)
Goldman Sachs Group, Inc.
0.466%, 2/6/12 (l)	6,500,000	6,491,784
5.300%, 2/14/12	13,500,000	14,126,103
Merrill Lynch & Co., Inc.
0.533%, 6/5/12 (l)	18,500,000	18,326,507
6.050%, 8/15/12	3,895,000	4,124,411
Morgan Stanley
0.570%, 4/19/12 (l)	4,625,000	4,614,922
5.750%, 8/31/12	4,000,000	4,277,316
5.300%, 3/1/13	16,000,000	17,049,888
2.786%, 5/14/13 (l)	23,700,000	24,559,789
0.570%, 1/9/14 (l)	2,100,000	2,026,298
5.750%, 10/18/16	2,500,000	2,666,188

		98,263,206

Commercial Banks (4.9%)
Ally Financial, Inc.
1.750%, 10/30/12	2,400,000	2,442,509
American Express Bank FSB
0.412%, 6/12/12 (l)	3,500,000	3,482,497
5.550%, 10/17/12	1,500,000	1,604,427
5.500%, 4/16/13	4,500,000	4,850,068
American Express Centurion Bank
0.412%, 6/12/12(l)	2,500,000	2,487,498
5.550%, 10/17/12	1,800,000	1,925,312
Banco Bilbao Vizcaya Argentaria S.A./Puerto Rico
0.284%, 5/25/12(l)§	1,700,000	1,699,492
BB&T Corp.
3.850%, 7/27/12	8,000,000	8,322,304
Citibank N.A.
1.875%, 5/7/12	39,450,000	40,122,938
First Tennessee Bank N.A.
0.426%, 2/14/11(l)	5,950,000	5,949,012
JPMorgan Chase Bank N.A.
0.632%, 6/13/16(l)	5,700,000	5,372,324
Regions Financial Corp.
0.473%, 6/26/12(l)	1,635,000	1,547,019
SunTrust Bank/Georgia
6.375%, 4/1/11	2,750,000	2,784,658
Union Planters Corp.
7.750%, 3/1/11	1,000,000	1,009,329
Wachovia Corp.
0.446%, 3/1/12(l)	3,600,000	3,599,348
0.418%, 4/23/12(l)	16,064,000	16,044,804
2.057%, 5/1/13(l)	18,100,000	18,609,515
0.477%, 8/1/13(l)	12,935,000	12,815,028

	Principal Amount	Value (Note 1)

Wells Fargo & Co.
0.522%, 6/15/12(l)	$4,930,000	$4,947,694
4.375%, 1/31/13	8,936,000	9,456,531
0.488%, 10/28/15(l)	1,420,000	1,369,847

		150,442,154

Consumer Finance (2.4%)
American Express Credit Corp.
0.381%, 2/24/12(l)	9,045,000	9,016,264
American Honda Finance Corp.
0.656%, 11/7/12(l)§	5,500,000	5,494,912
HSBC Finance Corp.
0.558%, 4/24/12(l)	12,400,000	12,340,356
7.000%, 5/15/12	328,000	351,926
5.900%, 6/19/12	2,500,000	2,649,920
0.639%, 7/19/12(l)	14,900,000	14,785,419
0.652%, 9/14/12(l)	12,850,000	12,663,457
0.539%, 1/15/14(l)	16,424,000	15,759,846
Nissan Motor Acceptance Corp.
3.250%, 1/30/13§	900,000	918,364

		73,980,464

Diversified Financial Services (10.3%)
American Express Travel Related Services Co., Inc.
0.460%, 6/1/11(l)	1,800,000	1,791,070
5.250%, 11/21/11§	2,000,000	2,064,074
BA Covered Bond Issuer
5.500%, 6/14/12§(b)	8,800,000	9,259,888
Bank of America Corp.
6.250%, 4/15/12	20,000,000	21,066,640
2.100%, 4/30/12	8,700,000	8,880,647
4.875%, 9/15/12	800,000	835,309
4.875%, 1/15/13	9,400,000	9,795,580
Citigroup, Inc.
2.125%, 4/30/12	5,300,000	5,407,558
5.500%, 8/27/12	2,100,000	2,226,336
2.286%, 8/13/13(l)	38,600,000	39,252,533
6.500%, 8/19/13	900,000	988,253
6.000%, 12/13/13	23,600,000	25,788,546
Crown Castle Towers LLC
3.214%, 8/15/15§	10,900,000	10,730,189
General Electric Capital Corp.
0.374%, 3/15/12(l)	10,000,000	9,895,910
0.417%, 11/1/12(l)	7,000,000	6,962,914
0.553%, 12/7/12(l)	13,600,000	13,672,964
0.304%, 12/21/12(l)	40,000,000	40,006,720
2.125%, 12/21/12	30,000,000	30,823,080
1.184%, 5/22/13(l)	10,800,000	10,836,763
0.424%, 6/20/13(l)	1,778,000	1,725,361
0.424%, 12/20/13(l)	500,000	486,524
1.134%, 12/20/13(l)	5,000,000	4,903,735
6.375%, 11/15/67(l)	10,600,000	10,494,000
JPMorgan Chase & Co.
0.683%, 6/22/12(l)	22,000,000	22,121,264
0.553%, 12/26/12(l)	25,000,000	25,126,825

		315,142,683

Insurance (1.7%)
American International Group, Inc.
5.375%, 10/18/11	1,000,000	1,028,238

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/PIMCO ULTRA SHORT BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2010

	Principal Amount	Value (Note 1)

MetLife Institutional Funding II
0.703%, 3/27/12 (l)§	$12,500,000	$12,492,000
MetLife, Inc.
5.375%, 12/15/12	140,000	149,916
Metropolitan Life Global Funding I
0.552%, 3/15/12 (l)§	2,550,000	2,552,089
0.506%, 8/13/12 (l)§	1,930,000	1,931,532
2.875%, 9/17/12§	500,000	512,467
5.125%, 4/10/13§	2,200,000	2,368,780
5.200%, 9/18/13§	230,000	249,116
Monumental Global Funding II
5.650%, 7/14/11§	1,500,000	1,526,791
Monumental Global Funding III
0.458%, 1/25/13 (l)§	5,000,000	4,860,735
0.489%, 1/15/14 (l)§	2,500,000	2,400,977
Pacific Life Global Funding
5.150%, 4/15/13§	1,200,000	1,282,902
Pricoa Global Funding I
0.388%, 1/30/12 (l)§	9,800,000	9,743,974
4.625%, 6/25/12§	3,400,000	3,566,964
0.433%, 6/26/12 (l)§	2,000,000	1,984,696
5.400%, 10/18/12§	5,300,000	5,674,556

		52,325,733

Real Estate Investment Trusts (REITs) (0.4%)
Boston Properties LP
6.250%, 1/15/13	667,000	727,289
2.875%, 2/15/37	7,200,000	7,308,000
ERP Operating LP
5.500%, 10/1/12	3,100,000	3,310,363
Weyerhaeuser Co.
6.750%, 3/15/12	1,500,000	1,584,661

		12,930,313

Thrifts & Mortgage Finance (0.5%)
Countrywide Financial Corp.
0.726%, 5/7/12 (l)	3,100,000	3,062,307
5.800%, 6/7/12	110,000	115,731
Western Corporate Federal Credit Union
1.750%, 11/2/12	14,000,000	14,253,176

		17,431,214

Total Financials		720,515,767

Health Care (1.4%)
Biotechnology (0.9%)
Amgen, Inc.
Series A 0.125%, 2/1/11	26,600,000	26,566,750

Health Care Equipment & Supplies (0.5%)
Boston Scientific Corp.
4.250%, 1/12/11	2,900,000	2,901,259
Medtronic, Inc.
1.500%, 4/15/11	11,850,000	11,850,000

		14,751,259

Total Health Care		41,318,009

Industrials (0.7%)
Airlines (0.4%)
American Airlines, Inc.
7.858%, 10/1/11	2,805,000	2,917,200

	Principal Amount	Value (Note 1)

Southwest Airlines Co.
10.500%, 12/15/11§	$7,900,000	$8,506,633

		11,423,833

Commercial Services & Supplies (0.3%)
Waste Management, Inc.
7.650%, 3/15/11	3,000,000	3,037,383
6.375%, 11/15/12	6,670,000	7,273,862

		10,311,245

Total Industrials		21,735,078

Information Technology (0.5%)
Office Electronics (0.4%)
Xerox Corp.
6.875%, 8/15/11	13,057,000	13,505,116

Semiconductors & Semiconductor Equipment (0.1%)
Broadcom Corp.
1.500%, 11/1/13§	3,000,000	2,979,564

Total Information Technology		16,484,680

Materials (0.9%)
Chemicals (0.6%)
Dow Chemical Co.
6.125%, 2/1/11	5,125,000	5,142,589
4.850%, 8/15/12	6,200,000	6,535,910
6.000%, 10/1/12	6,000,000	6,463,980

		18,142,479

Metals & Mining (0.2%)
Consol Energy, Inc.
7.875%, 3/1/12	1,500,000	1,595,625
Freeport-McMoRan Copper & Gold, Inc.
8.250%, 4/1/15	3,500,000	3,688,125

		5,283,750

Paper & Forest Products (0.1%)
Georgia-Pacific LLC
7.000%, 1/15/15§	2,990,000	3,102,125

Total Materials		26,528,354

Telecommunication Services (2.0%)
Diversified Telecommunication Services (1.2%)
AT&T, Inc.
5.875%, 8/15/12	1,502,000	1,618,262
4.850%, 2/15/14	3,500,000	3,784,925
BellSouth Corp.
4.295%, 4/26/11§	4,000,000	4,047,536
Qwest Corp.
7.875%, 9/1/11	12,085,000	12,447,550
8.875%, 3/15/12	12,923,000	13,972,994
3.552%, 6/15/13 (l)	200,000	209,000

		36,080,267

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/PIMCO ULTRA SHORT BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2010

	Principal Amount	Value (Note 1)

Wireless Telecommunication Services (0.8%)
Cellco Partnership/Verizon Wireless Capital LLC
3.750%, 5/20/11	$19,890,000	$20,133,831
7.375%, 11/15/13	5,030,000	5,827,552

		25,961,383

Total Telecommunication Services		62,041,650

Utilities (1.3%)
Electric Utilities (0.8%)
Appalachian Power Co.
5.550%, 4/1/11	2,300,000	2,326,052
MidAmerican Energy Holdings Co.
5.875%, 10/1/12	300,000	323,689
Nevada Power Co.
Series L 5.875%, 1/15/15	150,000	167,264
NextEra Energy Capital Holdings, Inc.
1.182%, 6/17/11 (l)	1,350,000	1,354,824
5.625%, 9/1/11	5,100,000	5,256,468
PSEG Power LLC
7.750%, 4/15/11	300,000	305,821
6.950%, 6/1/12	1,701,000	1,833,950
2.500%, 4/15/13	3,980,000	4,060,209
Public Service Co. of Colorado
Series 12 4.875%, 3/1/13	2,000,000	2,149,468
Southern Co.
5.300%, 1/15/12	2,800,000	2,928,173
2.375%, 9/15/15	3,600,000	3,543,822

		24,249,740

Gas Utilities (0.5%)
DCP Midstream LLC
9.700%, 12/1/13§	2,100,000	2,516,858
DCP Midstream Operating LP
3.250%, 10/1/15	3,300,000	3,245,761
NGPL Pipeco LLC
6.514%, 12/15/12§	7,850,000	8,472,584

		14,235,203

Multi-Utilities (0.0%)
Dominion Resources, Inc.
5.700%, 9/17/12	105,000	112,985

Total Utilities		38,597,928

Total Corporate Bonds		1,107,969,843

Government Securities (53.9%)
Agency ABS (39.0%)
Federal Farm Credit Bank
0.320%, 2/13/12 (l)	28,697,000	28,678,261
0.241%, 7/16/12 (l)	1,500,000	1,498,854
0.252%, 8/13/12 (l)	3,975,000	3,972,182
0.182%, 8/28/12 (l)	38,360,000	38,341,203
0.361%, 10/1/12 (l)	7,700,000	7,708,000
0.300%, 1/15/13 (l)	30,000,000	29,992,650
0.291%, 7/22/13 (l)	20,000,000	19,976,480
Federal Home Loan Bank
0.250%, 5/27/11 (l)	1,300,000	1,299,498
0.176%, 11/8/11 (l)	100,000,000	99,975,000
0.156%, 2/3/12 (l)	57,000,000	56,957,193

	Principal Amount	Value (Note 1)

Federal Home Loan Mortgage Corp.
0.211%, 12/29/11(l)	$170,000,000	$169,943,560
0.181%, 2/2/12 (l)	31,702,000	31,675,751
0.223%, 2/10/12 (l)	55,000,000	54,976,295
0.242%, 5/11/12 (l)	20,000,000	19,989,580
3.800%, 3/9/16	10,850,000	10,913,646
Federal National Mortgage Association
0.281%, 8/23/12 (l)	107,229,000	107,201,335
0.291%, 9/17/12 (l)	64,249,000	64,239,684
0.291%, 10/18/12 (l)	30,500,000	30,516,622
0.281%, 11/23/12 (l)	150,000,000	149,926,500
0.291%, 12/20/12 (l)	228,375,000	228,290,958
1.625%, 10/26/15	9,200,000	8,967,047
National Credit Union Administration Guaranteed Notes
Series 2010-A1 A 0.611%, 12/7/20 (l)	5,000,000	5,005,250
Small Business Administration
Series 2008-P10A 5.902%, 2/10/18	755,937	842,116
Series P10A 4.504%, 2/1/14	27,575	28,874
Small Business Administration Participation Certificates
Series 2003-20I 5.130%, 9/1/23	24,553	26,249
Series 2004-20C 4.340%, 3/1/24	155,558	163,107
Series 2005-20B 4.625%, 2/1/25	177,167	187,274
Series 2008-20G 5.870%, 7/1/28	11,551,902	12,356,710
Series 2008-20H 6.020%, 8/1/28	11,150,527	12,402,781

		1,196,052,660

Agency CMO (1.5%)
Federal Home Loan Mortgage Corp.
4.500%, 5/15/17	30,182	30,827
5.000%, 1/15/18	49,068	49,993
0.490%, 2/15/19 (l)	4,333,249	4,333,712
0.410%, 7/15/19 (l)	2,107,620	2,111,040
5.000%, 2/15/20	492,422	506,460
5.000%, 8/15/20	242,165	254,563
0.410%, 10/15/20 (l)	3,748,067	3,746,574
6.500%, 4/15/29	34,541	37,400
0.610%, 12/15/29 (l)	4,308	4,298
0.610%, 12/15/30 (l)	23,787	23,856
6.500%, 7/25/43	12,843	14,243
1.542%, 10/25/44 (l)	1,163,681	1,178,286
1.542%, 2/25/45 (l)	1,475,132	1,425,720
Federal National Mortgage Association
2.631%, 5/25/35 (l)	505,812	522,440
0.321%, 12/25/36 (l)	87,516	84,772
0.461%, 10/27/37 (l)	6,700,000	6,528,388
0.611%, 5/25/42 (l)	97,869	97,074
5.950%, 2/25/44	111,206	113,286
National Credit Union Administration Guaranteed Notes
Series 2010-C1 A1 1.600%, 10/29/20	10,726,992	10,507,411

Series 2010-R3 1A 0.824%, 12/8/20 (l)	10,000,000	9,987,500

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/PIMCO ULTRA SHORT BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2010

	Principal Amount	Value (Note 1)

Series 2010-R3 2A 0.824%, 12/8/20 (l)†	$5,000,000	$4,984,445

		46,542,288

Municipal Bonds (1.2%)
Arkansas Student Loan Authority
1.188%, 11/25/43	4,291,405	4,259,563
Dallas, Texas Area Rapid Transit
6.249%, 12/1/34	700,000	713,405
New Jersey Economic Development Authority
1.302%, 6/15/13 (l)	7,000,000	7,014,280
South Carolina Student Loan Corp.
0.722%, 1/25/21	13,700,000	13,700,015
State of Illinois
2.926%, 2/1/13	3,900,000	3,864,783
State of Texas
4.750%, 4/1/37	300,000	288,660
Texas State Transportation Commission
5.028%, 4/1/26	5,100,000	5,058,486
Tobacco Settlement Finance Authority of West Virginia
7.467%, 6/1/47	1,325,000	917,934
University of California
1.988%, 5/15/50 (l)	1,500,000	1,489,455

		37,306,581

Supranational (0.3%)
International Bank for Reconstruction & Development
0.478%, 3/4/11 (l)	10,000,000	10,004,820

U.S. Government Agencies (7.6%)
Federal Home Loan Mortgage Corp.
0.350%, 4/1/11 (l)	34,000,000	34,012,172
5.000%, 7/15/14	36,400,000	40,798,649
2.490%, 11/1/23 (l)	5,720	5,933
2.533%, 1/1/34 (l)	47,617	49,702
4.959%, 3/1/35 (l)	428,223	452,972
4.824%, 10/1/35 (l)	225,939	239,283
5.083%, 10/1/35 (l)	249,534	263,177
4.775%, 11/1/35 (l)	251,918	266,324
6.621%, 7/1/36 (l)	2,004,652	2,084,661
6.318%, 9/1/36 (l)	1,737,375	1,812,151
6.537%, 10/1/36 (l)	2,215,916	2,319,289
Federal National Mortgage Association
5.250%, 8/1/12	6,000,000	6,409,794
3.000%, 7/28/14	5,000,000	5,068,780
2.710%, 11/1/34 (l)	1,369,311	1,436,531
2.531%, 1/1/35 (l)	43,183	44,826
2.540%, 7/1/35 (l)	256,375	267,379
5.593%, 12/1/35 (l)	450,396	478,735
5.529%, 1/1/36 (l)	469,134	498,403
5.647%, 3/1/36 (l)	660,276	701,532
5.723%, 3/1/36 (l)	776,851	832,444
4.500%, 2/1/39	470,856	483,712
4.500%, 3/1/39	605,041	621,562
4.500%, 4/1/39	1,692,291	1,738,499
4.500%, 5/1/39	108,128	111,081

	Principal Amount	Value (Note 1)

4.500%, 6/1/39	$468,080	$69,939
4.500%, 9/1/39	1,335,889	1,372,365
4.500%, 10/1/39	945,962	971,791
4.500%, 11/1/39	184,730	189,774
4.500%, 12/1/39	2,479,878	2,547,591
4.500%, 1/1/40	5,431,863	5,580,178
4.500%, 2/1/40	3,749,978	3,852,370
4.500%, 4/1/40	633,488	650,785
4.500%, 5/1/40	400,000	410,922
4.500%, 6/1/40	50,227	51,599
4.000%, 7/1/40	750,001	747,013
4.500%, 7/1/40	4,001,830	4,111,099
4.500%, 8/1/40	2,243,650	2,304,912
4.500%, 9/1/40	1,598,192	1,641,830
4.000%, 10/1/40	516,083	514,027
4.000%, 11/1/40	11,406,163	11,360,716
4.000%, 12/1/40	22,327,655	22,238,693
1.542%, 3/1/44 (l)	804,665	799,876
1.542%, 7/1/44 (l)	12,268	12,194
1.542%, 10/1/44 (l)	63,272	62,896
3.500%, 1/25/26 TBA	28,000,000	28,201,250
4.000%, 1/25/41 TBA	43,000,000	42,774,921

		231,464,332

U.S. Treasuries (4.3%)
U.S. Treasury Notes
0.625%, 12/31/12	73,200,000	73,240,040
0.750%, 12/15/13	59,000,000	58,580,569

		131,820,609

Total Government Securities		1,653,191,290

Total Long-Term Debt Securities (100.6%) (Cost $3,077,530,543)		3,084,993,586

	Number of Shares	Value (Note 1)
CONVERTIBLE PREFERRED STOCK:
Financials (0.0%)
Commercial Banks (0.0%)
Wells Fargo & Co.
7.500%	1,100	1,100,605

Total Convertible Preferred Stocks (0.0%) (Cost $1,100,000)		1,100,605

COMMON STOCK:
Financials (0.0%)
Capital Markets (0.0%)
BlackRock, Inc.	4	752

Total Common Stock (0.0%) (Cost $790)		752

	Principal Amount	Value (Note 1)
SHORT-TERM INVESTMENTS (c):
Government Securities (2.2%)
U.S. Treasury Bills
0.01%, 1/6/11 (p)	$2,400,000	2,399,995
0.02%, 1/13/11# (p)	239,000	238,998

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/PIMCO ULTRA SHORT BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2010

	Principal Amount	Value (Note 1)

0.16%, 6/9/11# (p)	$62,733,000	$62,687,833

Total Government Securities		65,326,826

Time Deposit (0.0%)
JPMorgan Chase Nassau
0.000%, 1/3/11	383,041	383,041

Total Short-Term Investments (2.2%) (Cost $65,705,852)		65,709,867

Total Investments Before Options Written and Securities Sold Short (102.8%) (Cost $3,144,337,185)		3,151,804,810

	Number of Contracts	Value (Note 1)
OPTIONS WRITTEN:
Call Option Written (0.0%)
90 Day EURODollar Future September 2011 @ $99.38*	(513)	(301,388)

Put Option Written (0.0%)
90 Day EURODollar Future September 2011 @ $99.38*	(513)	(211,612)

Total Options Written (0.0%) (Premiums Received $531,417)		(513,000)

Total Investments Before Securities Sold Short (102.8%) (Cost $3,143,805,768)		3,151,291,810

	Principal Amount	Value (Note 1)
SECURITIES SOLD SHORT:
U.S. Government Agency (-0.9%)
Federal National Mortgage Association
4.500%, 1/25/41 TBA	$(25,900,000)	(26,589,992)

Number of Shares		Value (Note 1)

COMMON STOCK:
Financials (0.0%)
Capital Markets (0.0%)
Teton Advisors, Inc., Class B*†	(13)	$(83)

Total Securities Sold Short (-0.9%) (Proceeds Received $26,515,125)		(26,590,075)

Total Investments after Options Written and Securities Sold Short (101.9%) (Cost $3,117,290,643)		3,124,701,735
Other Assets Less Liabilities (-1.9%)		(58,390,798)

Net Assets (100%)		$3,066,310,937

*	Non-income producing.
†	Securities (totaling $7,693,455 or 0.3% of net assets) at fair value by management.
§	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold to qualified institutional buyers. At December 31, 2010, the market value of these securities amounted to $162,066,490 or 5.3% of net assets. Securities denoted with “§” but without “b” have been determined to be liquid under the guidelines established by the Board of Trustees. To the extent any securities might provide a right to demand registration, such rights have not been relied upon when determining liquidity.
#	All, or a portion of security held by broker as collateral for financial futures contracts, with a total collateral value of $774,612.
(b)	Illiquid security.
(c)	All or a portion of these securities are segregated as collateral on forward commitments.
(l)	Floating Rate Security. Rate disclosed is as of December 31, 2010.
(p)	Yield to maturity.

Glossary:

ABS	— Asset-Backed Security
CMO	— Collateralized Mortgage Obligation
IO	— Interest Only
TBA	— Security is subject to delayed delivery.

Options Written:

Options written through the year ended December 31, 2010 were as follows:

	Total Number of Contracts	Total Premiums Received
Options Outstanding - January 1, 2010	6,171	$2,716,713
Options Written	14,917	5,409,565
Options Terminated in Closing Purchase Transactions	(4,320)	(2,070,419)
Options Expired	(15,742)	(5,524,442)
Options Exercised	—	—

Options Outstanding - December 31, 2010	1,026	$531,417

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/PIMCO ULTRA SHORT BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2010

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2010:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with rules under the Investment Company Act of 1940. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Asset-Backed and Mortgage-Backed Securities
Asset-Backed Securities	$—	$238,891,106	$2,690,812	$241,581,918
Non-Agency CMO	—	82,232,254	18,281	82,250,535
Common Stocks
Financials	752	—	—	752
Convertible Preferred Stocks
Financials	1,100,605	—	—	1,100,605
Corporate Bonds
Consumer Discretionary	—	58,823,261	—	58,823,261
Consumer Staples	—	91,620,537	—	91,620,537
Energy	—	30,304,579	—	30,304,579
Financials	—	720,515,767	—	720,515,767
Health Care	—	41,318,009	—	41,318,009
Industrials	—	21,735,078	—	21,735,078
Information Technology	—	16,484,680	—	16,484,680
Materials	—	26,528,354	—	26,528,354
Telecommunication Services	—	62,041,650	—	62,041,650
Utilities	—	38,597,928	—	38,597,928
Forward Currency Contracts	—	253,534	—	253,534
Government Securities
Agency ABS	—	1,196,052,660	—	1,196,052,660
Agency CMO	—	41,557,843	4,984,445	46,542,288
Municipal Bonds	—	37,306,581	—	37,306,581
Supranational	—	10,004,820	—	10,004,820
U.S. Government Agencies	—	231,464,332	—	231,464,332
U.S. Treasuries	—	131,820,609	—	131,820,609
Short-Term Investments	—	65,709,867	—	65,709,867

Total Assets	$1,101,357	$3,143,263,449	$7,693,538	$3,152,058,344

Liabilities:
Common Stocks
Financials	—	—	(83)	(83)
Forward Currency Contracts	—	(381,190)	—	(381,190)
Government Securities
U.S. Government Agencies	—	(26,589,992)	—	(26,589,992)
Options Written
Call Options Written	(301,388)	—	—	(301,388)
Put Options Written	(211,612)	—	—	(211,612)

Total Liabilities	$(513,000)	$(26,971,182)	$(83)	$(27,484,265)

Total	$588,357	$3,116,292,267	$7,693,455	$3,124,574,079

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/PIMCO ULTRA SHORT BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2010

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	Investments in Securities-ABS	Investments in Securities-Financials	Investments in Securities-Government
Balance as of 12/31/09	$6,365,000	$(1,473)	$—
Total gains or losses (realized/unrealized) included in earnings	9,093	1,390	(15,555)
Purchases, sales, issuances, and settlements (net)	2,700,000	—	5,000,000
Transfers into Level 3	—	—	—
Transfers out of Level 3	(6,365,000)	—	—
Balance as of 12/31/10	$2,709,093	$(83)	$4,984,445
The amount of total gains or losses for the year included in earnings attributable to the change in unrealized gains or losses relating to assets and liabilities still held at year ending 12/31/10.	$9,093	$1,390	$(15,555)

Fair Values of Derivative Instruments as of December 31, 2010:

Statement of Assets and Liabilities
Derivatives Not Accounted for as Hedging Instruments^	Asset Derivatives	Fair Value
Interest rate contracts	Receivables, Net Assets - Unrealized appreciation	$		*
Foreign exchange contracts	Receivables		253,534
Credit contracts	Receivables		—
Equity contracts	Receivables, Net Assets - Unrealized appreciation		—	*
Commodity contracts	Receivables		—
Other contracts	Receivables		—

Total			$253,534

Liability Derivatives
Interest rate contracts	Payables, Net Assets -		$(513,000)
	Unrealized depreciation		—	*
Foreign exchange contracts	Payables		(381,190)
Credit contracts	Payables		—
Equity contracts	Payables, Net Assets - Unrealized depreciation		—	*
Commodity contracts	Payables		—
Other contracts	Payables		—

Total			$(894,190)

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2010:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Options	Futures	Forward Currency Contracts	Swaps	Total
Interest rate contracts	$7,641,689	$(17,845,880)	$—	$—	$(10,204,191)
Foreign exchange contracts	—	—	(127,656)	—	(127,656)
Credit contracts	—	—	—	—	—
Equity contracts	—	—	—	—	—
Commodity contracts	—	—	—	—	—
Other contracts	—	—	—	—	—

Total	$7,641,689	$(17,845,880)	$(127,656)	$—	$(10,331,847)

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/PIMCO ULTRA SHORT BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2010

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Options	Futures	Forward Currency Contracts	Swaps	Total
Interest rate contracts	$1,587,110	$(502,102)	$—	$—	$1,085,008
Foreign exchange contracts	—	—	—	—	—
Credit contracts	—	—	—	—	—
Equity contracts	—	—	—	—	—
Commodity contracts	—	—	—	—	—
Other contracts	—	—	—	—	—

Total	$1,587,110	$(502,102)	$—	$—	$1,085,008

The Portfolio held forward foreign currency contracts with an average settlement value of approximately $7,047,000 and futures and written options contracts with average notional balances of $150,819,000 and $1,083,000, respectively, during the year ended December 31, 2010.

^ This Portfolio held options, forward foreign currency and futures contracts in an attempt to enhance returns.

Investment security transactions for the year ended December 31, 2010 were as follows:

Cost of Purchases:
Stocks, long-term corporate debt securities and short positions	$3,860,948,907
Long-term U.S. Treasury securities	2,279,447,382

$6,140,396,289

Net Proceeds of Sales and Redemptions:
Stocks, long-term corporate debt securities and short positions	$3,008,048,522
Long-term U.S. Treasury securities	2,239,603,854

$5,247,652,376

As of December 31, 2010, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$17,543,632
Aggregate gross unrealized depreciation	(10,377,450)

Net unrealized appreciation	$7,166,182

Federal income tax cost of investments	$3,144,638,628

The Portfolio has a net capital loss carryforward of $261,573,334 of which $4,546,511 expires in the year 2013, $7,880,586 expires in the year 2015, $131,902,909 expires in the year 2016, $115,032,572 expires in the year 2017 and $2,210,756 expires in the year 2018.

Included in the capital loss carryforward amounts are $144,330,006 of losses acquired from the EQ/Short Duration Bond as a result of a tax free reorganization that occurred during the year 2009. Certain capital loss carryforwards may be subject to limitations on use pursuant to applicable U.S. Federal Income Tax Law. Therefore, it is possible not all of these capital losses will be available for use.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/PIMCO ULTRA SHORT BOND PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2010

ASSETS
Investments at value (Cost $3,144,337,185)	$3,151,804,810
Foreign cash (Cost $61,861)	60,620
Receivable for forward commitments	28,665,000
Receivable for securities sold	12,177,582
Dividends, interest and other receivables	10,392,798
Receivable from Separate Accounts for Trust shares sold	686,901
Unrealized appreciation on forward foreign currency contracts	253,534
Other assets	10,061

Total assets	3,204,051,306

LIABILITIES
Overdraft payable	6
Payable for forward commitments	72,354,265
Payable for securities purchased	33,870,849
Securities sold short (Proceeds received $26,515,125)	26,590,075
Payable to Separate Accounts for Trust shares redeemed	1,251,460
Investment management fees payable	1,134,990
Options written, at value (Premiums received $531,417)	513,000
Payable for return of cash collateral on forward commitments	500,000
Unrealized depreciation on forward foreign currency contracts	381,190
Distribution fees payable - Class IB	326,226
Administrative fees payable	245,845
Trustees’ fees payable	913
Accrued expenses	571,550

Total liabilities	137,740,369

NET ASSETS	$3,066,310,937

Net assets were comprised of:
Paid in capital	$3,320,361,645
Accumulated undistributed net investment income (loss)	560,328
Accumulated undistributed net realized gain (loss) on investments, securities sold short, options written, futures and foreign currency transactions	(261,893,232)
Unrealized appreciation (depreciation) on investments, securities sold short, options written, futures and foreign currency translations	7,282,196

Net assets	$3,066,310,937

Class IA
Net asset value, offering and redemption price per share, $1,541,074,081 / 154,940,513 shares outstanding (unlimited amount authorized: $0.01 par value)	$9.95

Class IB
Net asset value, offering and redemption price per share, $1,525,236,856 / 153,191,027 shares outstanding (unlimited amount authorized: $0.01 par value)	$9.96

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2010

INVESTMENT INCOME
Interest	$33,576,324
Dividends	82,500
Securities lending (net)	20,992

Total income	33,679,816

EXPENSES
Investment management fees	13,156,783
Distribution fees - Class IB	4,155,906
Administrative fees	2,910,800
Recoupment fees	699,359
Printing and mailing expenses	277,891
Custodian fees	96,000
Professional fees	80,402
Trustees’ fees	68,157
Miscellaneous	112,678

Total expenses	21,557,976

NET INVESTMENT INCOME (LOSS)	12,121,840

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Securities	19,015,580
Futures	(17,845,880)
Foreign currency transactions	(67)
Options written	7,641,689
Securities sold short	(1,088,683)

Net realized gain (loss)	7,722,639

Change in unrealized appreciation (depreciation) on:
Securities	5,403,252
Futures	(502,102)
Foreign currency translations	(4,346)
Options written	1,587,110
Securities sold short	(254,568)

Net change in unrealized appreciation (depreciation)	6,229,346

NET REALIZED AND UNREALIZED GAIN (LOSS)	13,951,985

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$26,073,825

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/PIMCO ULTRA SHORT BOND PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2010	2009
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$12,121,840	$21,118,591
Net realized gain (loss) on investments, securities sold short, options written, futures and foreign currency transactions	7,722,639	158,358,095
Net change in unrealized appreciation (depreciation) on investments, securities sold short, options written, futures and foreign currency translations	6,229,346	(580,691)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	26,073,825	178,895,995

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class IA	(7,586,811)	(13,724,474)
Class IB	(5,281,255)	(15,713,523)

	(12,868,066)	(29,437,997)

Distributions from net realized capital gains
Class IA	—	(2,924,595)
Class IB	—	(3,422,518)

	—	(6,347,113)

TOTAL DIVIDENDS AND DISTRIBUTIONS	(12,868,066)	(35,785,110)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 63,352,836 and 15,815,090 shares, respectively ]	631,666,842	153,684,039
Capital shares issued in connection with merger (Note 8) [ 0 and 1,639,735 shares, respectively ]	—	16,322,751
Capital shares issued in reinvestment of dividends and distributions [ 763,800 and 1,681,897 shares, respectively ]	7,586,811	16,649,069
Capital shares repurchased [ (26,006,214) and (4,981,983) shares, respectively ]	(258,909,079)	(49,220,072)

Total Class IA transactions	380,344,574	137,435,787

Class IB
Capital shares sold [ 39,070,234 and 58,703,243 shares, respectively ]	389,139,332	574,366,470
Capital shares issued in connection with merger (Note 8) [ 0 and 36,702,282 shares, respectively ]	—	365,091,110
Capital shares issued in reinvestment of dividends and distributions [ 531,090 and 1,931,486 shares, respectively ]	5,281,255	19,136,041
Capital shares repurchased [ (55,279,573) and (49,163,928) shares, respectively ]	(551,010,601)	(482,734,310)

Total Class IB transactions	(156,590,014)	475,859,311

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	223,754,560	613,295,098

TOTAL INCREASE (DECREASE) IN NET ASSETS	236,960,319	756,405,983
NET ASSETS:
Beginning of year	2,829,350,618	2,072,944,635

End of year (a)	$3,066,310,937	$2,829,350,618

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$560,328	$244,310

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/PIMCO ULTRA SHORT BOND PORTFOLIO (ii)

FINANCIAL HIGHLIGHTS

	Year Ended December 31,			March 30, 2007* to December 31, 2007
Class IA	2010	2009	2008
Net asset value, beginning of period	$9.90	$9.28	$10.53	$10.06

Income (loss) from investment operations:
Net investment income (loss)	0.06 (e)	0.10 (e)	0.34 (e)	0.34 (e)
Net realized and unrealized gain (loss) on investments, securities sold short, options written, futures and foreign currency transactions	0.05	0.67	(0.71)	0.51

Total from investment operations	0.11	0.77	(0.37)	0.85

Less distributions:
Dividends from net investment income	(0.06)	(0.12)	(0.31)	(0.29)
Distributions from net realized gains	—	(0.03)	(0.57)	(0.09)

Total dividends and distributions	(0.06)	(0.15)	(0.88)	(0.38)

Net asset value, end of period	$9.95	$9.90	$9.28	$10.53

Total return (b)	1.10%	8.25%	(3.74)%	8.72%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$1,541,074	$1,156,322	$952,328	$705,347
Ratio of expenses to average net assets:
After waivers (a)	0.62%	0.65%	0.66%	0.65%
Before waivers (a)	0.62%	0.65%	0.68%	0.69%
Ratio of net investment income to average net assets:
After waivers (a)	0.58%	1.01%	3.20%	4.45%
Before waivers (a)	0.58%	1.01%	3.18%	4.40%
Portfolio turnover rate	206%	246%	1,056%	1,088%

	Year Ended December 31,
Class IB	2010	2009	2008	2007		2006
Net asset value, beginning of year	$9.91	$9.28	$10.54	$9.76		$10.14

Income (loss) from investment operations:
Net investment income (loss)	0.03 (e)	0.07 (e)	0.31 (e)	0.43	(e)	0.43 (e)
Net realized and unrealized gain (loss) on investments, securities sold short, options written, futures and foreign currency transactions	0.05	0.68	(0.71)	0.70		(0.41)

Total from investment operations	0.08	0.75	(0.40)	1.13		0.02

Less distributions:
Dividends from net investment income	(0.03)	(0.09)	(0.29)	(0.26)		(0.35)
Distributions from net realized gains	—	(0.03)	(0.57)	(0.09)		(0.05)

Total dividends and distributions	(0.03)	(0.12)	(0.86)	(0.35)		(0.40)

Net asset value, end of year	$9.96	$9.91	$9.28	$10.54		$9.76

Total return	0.85%	8.09%	(4.07)%	11.43%		0.44%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$1,525,237	$1,673,028	$1,120,616	$584,940		$375,504
Ratio of expenses to average net assets:
After waivers	0.87%	0.90%	0.91%	0.90%		0.70%
Before waivers	0.87%	0.90%	0.93%	0.94	%(c)	0.95%
Ratio of net investment income to average net assets:
After waivers	0.33%	0.75%	2.91%	4.27%		4.20%
Before waivers	0.33%	0.75%	2.89%	4.21%		3.95%
Portfolio turnover rate	206%	246%	1,056%	1,088%		1,040%

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/PIMCO ULTRA SHORT BOND PORTFOLIO (ii)

FINANCIAL HIGHLIGHTS (Continued)

*	Commencement of Operations.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(c)	Reflects overall fund ratios for non-class specific expense.
(e)	Net investment income per share is based on average shares outstanding.
(ii)	On September 11, 2009, this Portfolio received, through a substitution transaction, the assets and liabilities of the EQ/Short Duration Bond Portfolio and AXA Rosenberg Value Long/Short Equity Portfolio that followed the same objectives as this Portfolio. Information prior to the year ended December 31, 2009 represents the results of operations of the EQ/PIMCO Ultra Short Bond Portfolio.

See Notes to Financial Statements.

EQ/QUALITY BOND PLUS PORTFOLIO (Unaudited)

PORTFOLIO ADVISERS

➢	AllianceBernstein L.P.
➢	AXA Equitable Life Insurance Company

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/10
	1 Year	5 Years	10 Years	Since Incept.**
Portfolio – Class IA Shares	6.49%	2.95%	4.08%	4.82%
Portfolio – Class IB Shares*	6.29	2.72	3.84	4.57
Barclays Capital U.S. Aggregate Bond Index	6.54	5.80	5.84	6.08

*   Date of inception 7/8/98. Returns shown for Class IB shares prior to this period are derived from the historical performance of Class IA shares adjusted to reflect the 12b-1 fees, applicable to Class IB shares; Class IA shares are not subject to any 12b-1 fees.

** Date of inception 10/1/93

    Returns for periods greater than one year are annualized

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IA shares returned 6.49% for the year ended December 31, 2010. The Portfolio’s benchmark, the Barclays Capital U.S. Aggregate Bond Index, returned 6.54% over the same period.

The Portfolio’s assets were allocated between two investment managers. The Portfolio Highlights below reflects the views of AllianceBernstein L.P., who manages a portion of the Portfolio through active security and sector selection. Other allocated portions of the Portfolio, managed by AXA Equitable include a portion which may invest in other fixed income portfolios and exchange-traded funds (ETFs).

Portfolio Highlights

What helped performance during the year:

•	An overweight in commercial mortgage-backed securities sector (CMBS) aided the Portfolio’s performance.

•	Investment-grade corporate security selection helped the Portfolio’s relative returns.

•	Yield curve positioning assisted performance.

•	High yield corporate exposure was additive for the Portfolio.

•	Mortgage security selection contributed to performance.

•	An underweight in U.S. government issues was a positive for the Portfolio.

What hurt performance during the year:

•	CMBS security selection hindered the Portfolio’s relative performance.

Portfolio Characteristics As of December 31, 2010
Weighted Average Life (Years)	6.8
Weighted Average Coupon (%)	4.2
Weighted Average Modified Duration (Years)*	5.0
Weighted Average Rating	AA
* Modified duration is a measure of the price sensitivity of the portfolio to interest rate movements, taking into account specific features of the securities in which it invests.

Distribution of Assets by Sector as of 12/31/2010	% of Net Assets
Investment Companies	69.2%
Government Securities	14.6
Corporate Bonds	12.3
Asset-Backed and Mortgage-Backed Securities	3.8
Preferred Stocks	0.0 #
Cash and Other	0.1

Total	100.0%

# Less than 0.05%

EQ/QUALITY BOND PLUS PORTFOLIO (Unaudited)

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2010 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/10	Ending Account Value 12/31/10	Expenses Paid During Period* 7/1/10 - 12/31/10
Class IA
Actual	$1,000.00	$1,011.10	$2.84
Hypothetical (5% average return before expenses)	1,000.00	1,022.38	2.85
Class IB
Actual	1,000.00	1,011.10	3.50
Hypothetical (5% average return before expenses)	1,000.00	1,021.73	3.52

*   Expenses are equal to the Portfolio’s Class IA and Class IB shares annualized expense ratios of 0.56% and 0.69%, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

EQ ADVISORS TRUST

EQ/QUALITY BOND PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2010

	Principal Amount	Value (Note 1)

LONG-TERM DEBT SECURITIES:
Asset-Backed and Mortgage-Backed Securities (3.8%)
Asset-Backed Securities (0.4%)
Bayview Financial Acquisition Trust,
Series 2005-D AF2 5.402%, 12/28/35 (l)	$70,832	$70,729
Chase Issuance Trust,
Series 2007-A1 A1 0.280%, 3/15/13 (l)	1,177,000	1,176,936
CitiFinancial Mortgage Securities, Inc.,
Series 2003-1 AFPT 3.360%, 1/25/33 (e)	112,338	103,587
CNH Equipment Trust,
Series 2010-C A3 1.170%, 5/15/15	621,759	619,872
Discover Card Master Trust,
Series 2009-A1 A1 1.560%, 12/15/14 (l)	381,000	386,050
Series 2009-A2 A 1.560%, 2/17/15 (l)	327,000	331,780
Series 2010-A1 A1 0.910%, 9/15/15 (l)	342,000	343,507
MBNA Credit Card Master Note Trust,
Series 2006-A2 A2 0.320%, 6/15/15 (l)	315,000	313,286
Option One Mortgage Loan Trust,
Series 2006-3 M1 0.491%, 2/25/37 (l)	895,000	13,361
Residential Asset Securities Corp.,
Series 2003-KS3 A2 0.861%, 5/25/33 (l)	49,067	42,246

		3,401,354

Non-Agency CMO (3.4%)
Banc of America Commercial Mortgage, Inc.,
Series 2006-5 A4 5.414%, 9/10/47	865,000	909,629
Series 2007-1 A4 5.451%, 1/15/49	904,000	940,914
Bear Stearns Alt-A Trust,
Series 2006-1 22A1 3.305%, 2/25/36 (l)	572,830	405,157
Series 2006-3 22A1 5.170%, 5/25/36 (l)	234,053	111,408
Bear Stearns Commercial Mortgage Securities, Inc.,
Series 2006-PW11 A4 5.456%, 3/11/39 (l)	623,000	672,134
Series 2006-PW12 A4 5.722%, 9/11/38 (l)	381,000	413,809
Citigroup Mortgage Loan Trust, Inc.,
Series 2005-2 1A4 5.113%, 5/25/35 (l)	380,260	360,873
Series 2006-AR1 3A1 5.500%, 3/25/36 (l)	698,282	507,830
Commercial Mortgage Pass Through Certificates,
Series 2006-C8 A4 5.306%, 12/10/46	157,000	162,572
Credit Suisse Mortgage Capital Certificates,
Series 2006-C4 A3 5.467%, 9/15/39	1,081,000	1,112,893

	Principal Amount	Value (Note 1)

CS First Boston Mortgage Securities Corp.,
Series 2004-C1 A4 4.750%, 1/15/37 (l)	$303,000	$317,089
Greenwich Capital Commercial Funding Corp.,
Series 2003-C1 A4 4.111%, 7/5/35	588,000	614,223
Series 2005-GG3 A4 4.799%, 8/10/42 (l)	345,000	358,637
Series 2007-GG9 A2 5.381%, 3/10/39	1,534,805	1,568,794
Series 2007-GG9 A4 5.444%, 3/10/39	1,666,000	1,755,594
GS Mortgage Securities Corp. II,
Series 2006-GG6 A4 5.553%, 4/10/38 (l)	1,642,000	1,756,339
Indymac Index Mortgage Loan Trust,
Series 2006-AR7 4A1 5.558%, 5/25/36 (l)	319,273	180,735
JP Morgan Chase Commercial Mortgage Securities Corp.,
Series 2005-CB11 A4 5.335%, 8/12/37 (l)	642,000	692,688
Series 2005-LDP1 A4 5.038%, 3/15/46 (l)	1,935,517	2,077,206
Series 2006-CB14 A4 5.481%, 12/12/44 (l)	349,000	369,485
Series 2006-CB15 A4 5.814%, 6/12/43 (l)	811,000	869,431
Series 2007-CB18 A4 5.440%, 6/12/47	1,760,000	1,840,111
Series 2007-LDPX A3 5.420%, 1/15/49	792,000	823,871
Series 2007-LD11 A4 5.817%, 6/15/49 (l)	1,767,000	1,853,781
LB-UBS Commercial Mortgage Trust,
Series 2003-C3 A4 4.166%, 5/15/32	863,000	900,562
Series 2004-C2 A4 4.367%, 3/15/36	266,000	274,201
Series 2004-C4 A4 5.258%, 6/15/29 (l)	275,000	293,706
Series 2005-C1 A4 4.742%, 2/15/30	547,000	581,984
Series 2006-C7 A3 5.347%, 11/15/38	610,000	643,745
Series 2007-C1 A4 5.424%, 2/15/40	1,162,000	1,227,902
Merrill Lynch Mortgage Investors, Inc.,
Series 2005-A8 A1C1 5.250%, 8/25/36 (l)	238,272	233,098
Merrill Lynch Mortgage Trust,
Series 2005-CKI1 A6 5.241%, 11/12/37 (l)	238,000	257,458
Merrill Lynch/Countrywide Commercial Mortgage Trust,
Series 2006-2 A4 5.907%, 6/12/46 (l)	74,000	80,434
Series 2006-3 A4 5.414%, 7/12/46 (l)	1,921,000	2,015,538
Morgan Stanley Capital I, Inc.,
Series 2006-IQ12 A4 5.332%, 12/15/43	558,000	594,162

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/QUALITY BOND PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2010

	Principal Amount	Value (Note 1)

Series 2007-IQ13 A4 5.364%, 3/15/44	$903,000	$937,863
Wachovia Bank Commercial Mortgage Trust,
Series 2006-C27 A3 5.765%, 7/15/45 (l)	809,372	856,725
WaMu Mortgage Pass-Through Certificates,
Series 2007-OA1 A1A 1.028%, 2/25/47 (l)	610,109	383,675

		29,956,256

Total Asset-Backed and Mortgage-Backed Securities		33,357,610

Corporate Bonds (12.3%)
Consumer Discretionary (1.4%)
Automobiles (0.2%)
Daimler Finance N.A. LLC
7.750%, 1/18/11	350,000	350,803
7.300%, 1/15/12	206,000	218,871
Ford Motor Co.
7.450%, 7/16/31	309,000	331,016
Volvo Treasury AB
5.950%, 4/1/15§	675,000	733,179

		1,633,869

Hotels, Restaurants & Leisure (0.1%)
Marriott International, Inc.
5.625%, 2/15/13	314,000	336,762
Wyndham Worldwide Corp.
6.000%, 12/1/16	493,000	515,892

		852,654

Household Durables (0.2%)
Fortune Brands, Inc.
3.000%, 6/1/12	614,000	623,209
4.875%, 12/1/13	197,000	205,835
MDC Holdings, Inc.
5.500%, 5/15/13	382,000	400,446
Mohawk Industries, Inc.
6.875%, 1/15/16	442,000	474,045
Toll Brothers Finance Corp.
6.875%, 11/15/12	14,000	14,829
5.150%, 5/15/15	51,000	52,134
Whirlpool Corp.
8.600%, 5/1/14	75,000	86,482

		1,856,980

Media (0.8%)
BSKYB Finance UK plc
5.625%, 10/15/15§	361,000	398,118
CBS Corp.
8.875%, 5/15/19	611,000	768,688
CCO Holdings LLC/CCO Holdings Capital Corp.
7.875%, 4/30/18	108,000	111,780
8.125%, 4/30/20	36,000	37,890
Comcast Cable Communications Holdings, Inc.
9.455%, 11/15/22	267,000	369,416
CSC Holdings LLC
8.500%, 4/15/14	273,000	299,959

	Principal Amount	Value (Note 1)

DIRECTV Holdings LLC/DIRECTV Financing Co., Inc.
4.750%, 10/1/14	$267,000	$284,557
Interpublic Group of Cos., Inc.
6.250%, 11/15/14	304,000	327,940
News America Holdings, Inc.
9.250%, 2/1/13	332,000	382,628
News America, Inc.
6.550%, 3/15/33	213,000	226,445
Reed Elsevier Capital, Inc.
8.625%, 1/15/19	129,000	164,010
Time Warner Cable, Inc.
7.500%, 4/1/14	329,000	377,300
5.000%, 2/1/20	352,000	362,256
Time Warner Entertainment Co. LP
8.375%, 3/15/23	384,000	482,158
Time Warner, Inc.
7.625%, 4/15/31	662,000	804,782
Turner Broadcasting System, Inc.
8.375%, 7/1/13	356,000	409,005
Univision Communications, Inc.
12.000%, 7/1/14§	61,000	66,795
Viacom, Inc.
5.625%, 9/15/19	688,000	764,413
WPP Finance UK Corp.
5.875%, 6/15/14	226,000	244,177
8.000%, 9/15/14	586,000	674,162

		7,556,479

Multiline Retail (0.1%)
J.C. Penney Co., Inc.
5.650%, 6/1/20	656,000	628,120

Total Consumer Discretionary		12,528,102

Consumer Staples (0.3%)
Food & Staples Retailing (0.1%)
CVS Caremark Corp.
6.600%, 3/15/19	344,000	402,779
Delhaize Group S.A.
5.875%, 2/1/14	186,000	205,262

		608,041

Food Products (0.1%)
Bunge Ltd. Finance Corp.
5.875%, 5/15/13	296,000	316,894
5.100%, 7/15/15	217,000	223,834
Cadbury Schweppes U.S. Finance LLC
5.125%, 10/1/13§	524,000	567,873

		1,108,601

Tobacco (0.1%)
Altria Group, Inc.
9.700%, 11/10/18	392,000	517,137
Reynolds American, Inc.
7.625%, 6/1/16	232,000	269,636

		786,773

Total Consumer Staples		2,503,415

Energy (1.4%)
Energy Equipment & Services (0.1%)
Baker Hughes, Inc.
6.500%, 11/15/13	218,000	248,102

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/QUALITY BOND PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2010

	Principal Amount	Value (Note 1)

Weatherford International Ltd.
5.150%, 3/15/13	$160,000	$169,717
9.625%, 3/1/19	560,000	718,585

		1,136,404

Oil, Gas & Consumable Fuels (1.3%)
Anadarko Petroleum Corp.
5.950%, 9/15/16	728,000	782,083
6.450%, 9/15/36	206,000	205,462
Ecopetrol S.A.
7.625%, 7/23/19	239,000	276,045
Energy Transfer Partners LP
6.700%, 7/1/18	178,000	201,936
7.500%, 7/1/38	845,000	982,852
Gaz Capital S.A. for Gazprom OAO
6.212%, 11/22/16 (m)	1,351,000	1,425,305
Hess Corp.
8.125%, 2/15/19	53,000	66,959
7.875%, 10/1/29	275,000	345,130
KazMunaiGaz Finance Sub B.V.
7.000%, 5/5/20§	458,000	476,320
Marathon Oil Corp.
7.500%, 2/15/19	236,000	293,097
Nabors Industries, Inc.
9.250%, 1/15/19	620,000	768,295
Noble Energy, Inc.
8.250%, 3/1/19	575,000	718,514
Noble Holding International Ltd.
4.900%, 8/1/20	56,000	57,932
Petrobras International Finance Co.
5.750%, 1/20/20	1,210,000	1,255,457
Petronas Capital Ltd.
5.250%, 8/12/19§	785,000	843,788
Tesoro Corp.
6.500%, 6/1/17	321,000	321,802
TransCanada PipeLines Ltd.
6.350%, 5/15/67 (l)	519,000	512,479
Valero Energy Corp.
6.875%, 4/15/12	636,000	676,819
6.125%, 2/1/20	168,000	178,427
Williams Cos., Inc.
7.750%, 6/15/31	335,000	377,834
Williams Partners LP
5.250%, 3/15/20	325,000	336,895
Williams Partners LP/Williams Partners Finance Corp.
7.250%, 2/1/17	146,000	169,728

		11,273,159

Total Energy		12,409,563

Financials (5.5%)
Capital Markets (0.6%)
Bear Stearns Cos. LLC
5.550%, 1/22/17	524,000	556,927
Goldman Sachs Group, Inc.
7.500%, 2/15/19	732,000	853,505
6.000%, 6/15/20	494,000	533,848
Jefferies Group, Inc.
6.875%, 4/15/21	297,000	308,664
Macquarie Group Ltd.
4.875%, 8/10/17§	763,000	747,056

	Principal Amount		Value (Note 1)

Merrill Lynch & Co., Inc.
6.050%, 5/16/16		$138,000	$142,183
6.400%, 8/28/17		329,000	347,842
Morgan Stanley
5.625%, 1/9/12		223,000	232,844
6.625%, 4/1/18		345,000	374,245
5.500%, 7/24/20		1,113,000	1,124,435

			5,221,549

Commercial Banks (1.3%)
ABN Amro Bank N.V.
4.310%, 3/29/49 (l)	EUR	161,000	148,452
Bank of Tokyo-Mitsubishi UFJ Ltd./New York
7.400%, 6/15/11		$91,000	92,725
BankAmerica Capital II
8.000%, 12/15/26		212,000	213,325
Commerzbank Capital Funding Trust I
5.012%, 3/29/49	EUR	100,000	78,174
Compass Bank
5.500%, 4/1/20		$543,000	526,330
Landwirtschaftliche Rentenbank
5.125%, 2/1/17		306,000	343,832
M&I Marshall & Ilsley Bank
5.000%, 1/17/17		402,000	407,918
National Capital Trust II
5.486%, 12/29/49 (l)§		181,000	174,368
National City Bank/Ohio
6.250%, 3/15/11		471,000	475,909
6.200%, 12/15/11		232,000	243,202
Royal Bank of Scotland Group plc
1.450%, 10/20/11§		2,486,000	2,499,959
2.625%, 5/11/12§		1,341,000	1,372,729
RSHB Capital S.A. (Russian Agricultural Bank OJSC)
7.750%, 5/29/18§		1,326,000	1,435,395
Santander U.S. Debt S.A.U.
2.991%, 10/7/13§		737,000	715,973
Societe Generale
2.500%, 1/15/14§		710,000	709,277
SouthTrust Corp.
5.800%, 6/15/14		367,000	397,242
Standard Chartered plc
6.409%, 1/29/49 (l)§		525,000	489,518
UFJ Finance Aruba AEC
6.750%, 7/15/13		232,000	258,704
UniCredit Luxembourg Finance S.A.
6.000%, 10/31/17§		340,000	332,487
Wachovia Corp.
5.500%, 5/1/13		258,000	280,755
Wells Fargo & Co.
5.625%, 12/11/17		323,000	357,620

			11,553,894

Consumer Finance (0.4%)
American Express Co.
7.250%, 5/20/14		514,000	585,564
HSBC Finance Corp.
7.000%, 5/15/12		203,000	217,808
International Lease Finance Corp.
5.650%, 6/1/14		52,000	51,610
Nissan Motor Acceptance Corp.
4.500%, 1/30/15§		589,000	611,577

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/QUALITY BOND PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2010

	Principal Amount	Value (Note 1)

ORIX Corp.
4.710%, 4/27/15	$770,000	$779,808
SLM Corp.
5.400%, 10/25/11	326,000	331,752
5.375%, 1/15/13	481,000	490,604
5.375%, 5/15/14	387,000	388,907

		3,457,630

Diversified Financial Services (1.9%)
AngloGold Ashanti Holdings plc
5.375%, 4/15/20	487,000	506,480
Bank of America Corp.
7.375%, 5/15/14	450,000	500,211
5.650%, 5/1/18	890,000	909,377
7.625%, 6/1/19	502,000	578,020
Citigroup Funding, Inc.
0.206%, 5/5/11 (l)	4,220,000	4,220,169
Citigroup, Inc.
5.500%, 4/11/13	1,013,000	1,078,673
6.500%, 8/19/13	150,000	164,709
8.500%, 5/22/19	952,000	1,181,846
General Electric Capital Corp.
4.375%, 11/21/11	608,000	627,721
4.800%, 5/1/13	580,000	620,072
5.625%, 5/1/18	327,000	356,598
Harley-Davidson Funding Corp. 5.750%, 12/15/14§	574,000	603,226
JPMorgan Chase & Co.
6.300%, 4/23/19	622,000	707,995
4.400%, 7/22/20	669,000	658,460
7.900%, 4/29/49 (l)	217,000	230,669
LBG Capital No.1 plc 8.000%, 12/29/49 (l)(m)	818,000	711,660
Nationwide Building Society 6.250%, 2/25/20§	812,000	846,160
Noble Group Ltd. 6.750%, 1/29/20§	794,000	879,373
Teco Finance, Inc.
4.000%, 3/15/16	177,000	180,479
5.150%, 3/15/20	218,000	226,015
Textron Financial Corp. 5.400%, 4/28/13	100,000	103,630
Transneft OJSC (TransCapitalInvest Ltd.)
8.700%, 8/7/18 (m)	694,000	854,488

		16,746,031

Insurance (1.0%)
Aflac, Inc. 3.450%, 8/15/15	124,000	125,976
Allied World Assurance Co. Holdings Ltd./Bermuda
7.500%, 8/1/16	198,000	219,229
Allstate Corp. 7.450%, 5/16/19	450,000	546,143
American International Group, Inc. 6.400%, 12/15/20	440,000	461,652
Assurant, Inc. 5.625%, 2/15/14	152,000	159,812
Genworth Financial, Inc. 6.515%, 5/22/18	628,000	638,244

	Principal Amount	Value (Note 1)

Guardian Life Insurance Co. of America
7.375%, 9/30/39§	$385,000	$448,186
Hartford Financial Services Group, Inc.
4.000%, 3/30/15	161,000	161,437
5.500%, 3/30/20	756,000	766,899
Liberty Mutual Group, Inc. 5.750%, 3/15/14§	258,000	268,347
Lincoln National Corp. 8.750%, 7/1/19	178,000	222,651
Markel Corp. 7.125%, 9/30/19	391,000	424,590
Massachusetts Mutual Life Insurance Co. 8.875%, 6/1/39§	342,000	457,742
Metlife Capital Trust IV 7.875%, 12/15/37§	327,000	345,802
MetLife, Inc.
7.717%, 2/15/19	199,000	244,318
4.750%, 2/8/21	198,000	202,163
Nationwide Mutual Insurance Co. 9.375%, 8/15/39§	607,000	704,012
Principal Financial Group, Inc. 7.875%, 5/15/14	491,000	565,661
Prudential Financial, Inc.
5.150%, 1/15/13	669,000	713,551
6.200%, 1/15/15	86,000	94,842
7.375%, 6/15/19	64,000	75,458
8.875%, 6/15/38 (l)	312,000	362,700
Swiss Reinsurance Solutions Holding Corp.
7.000%, 2/15/26	316,000	327,396
XL Group plc 5.250%, 9/15/14	384,000	395,673
Series E 6.500%, 12/29/49 (l)	442,000	380,120

		9,312,604

Real Estate Investment Trusts (REITs) (0.3%)
ERP Operating LP 5.250%, 9/15/14	496,000	540,919
HCP, Inc.
5.650%, 12/15/13	278,000	298,616
6.000%, 1/30/17	504,000	527,124
Health Care REIT, Inc. 6.200%, 6/1/16	508,000	562,105
Healthcare Realty Trust, Inc. 5.125%, 4/1/14	259,000	271,192
Simon Property Group LP 4.375%, 3/1/21	795,000	785,645
Ventas Realty LP/Ventas Capital Corp. 6.750%, 4/1/17	147,000	154,026

		3,139,627

Thrifts & Mortgage Finance (0.0%)
Countrywide Financial Corp. 6.250%, 5/15/16	232,000	237,913

Total Financials		49,669,248

Health Care (0.6%)
Health Care Providers & Services (0.6%)
Aetna, Inc. 6.000%, 6/15/16	240,000	273,686

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/QUALITY BOND PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2010

	Principal Amount	Value (Note 1)

Bausch & Lomb, Inc. 9.875%, 11/1/15	$240,000	$256,800
CIGNA Corp. 5.125%, 6/15/20	273,000	282,981
Coventry Health Care, Inc.
6.300%, 8/15/14	459,000	484,674
6.125%, 1/15/15	58,000	60,394
5.950%, 3/15/17	149,000	151,486
HCA, Inc.
8.500%, 4/15/19	61,000	66,795
7.875%, 2/15/20	215,000	230,050
Humana, Inc.
6.450%, 6/1/16	66,000	72,198
7.200%, 6/15/18	479,000	541,101
6.300%, 8/1/18	98,000	105,706
UnitedHealth Group, Inc.
5.250%, 3/15/11	481,000	485,076
6.000%, 2/15/18	511,000	580,059
Universal Health Services, Inc. 7.125%, 6/30/16	559,000	606,050
WellPoint, Inc.
5.875%, 6/15/17	61,000	68,186
7.000%, 2/15/19	146,000	171,862
4.350%, 8/15/20	636,000	631,044

		5,068,148

Pharmaceuticals (0.0%)
Mylan, Inc.
7.625%, 7/15/17§	48,000	51,060
7.875%, 7/15/20§	279,000	300,623

		351,683

Total Health Care		5,419,831

Industrials (0.6%)
Airlines (0.1%)
Southwest Airlines Co.
5.250%, 10/1/14	467,000	491,161
5.750%, 12/15/16	204,000	215,974
UAL Pass Through Trust
Series 2007-1A 6.636%, 7/2/22	176,376	178,140

		885,275

Building Products (0.1%)
Owens Corning, Inc.
6.500%, 12/1/16	451,000	477,664

Commercial Services & Supplies (0.2%)
Allied Waste North America, Inc.
7.125%, 5/15/16	43,000	45,526
Aviation Capital Group
7.125%, 10/15/20§	269,000	273,979
Browning-Ferris Industries, Inc.
7.400%, 9/15/35	222,000	262,675
R.R. Donnelley & Sons Co.
4.950%, 4/1/14	181,542	185,997
11.250%, 2/1/19	378,000	473,072
Republic Services, Inc.
5.500%, 9/15/19	422,000	460,206

		1,701,455

	Principal Amount	Value (Note 1)

Industrial Conglomerates (0.0%)
Tyco Electronics Group S.A.
7.125%, 10/1/37	$173,000	$198,713

Machinery (0.0%)
Case New Holland, Inc.
7.875%, 12/1/17§	238,000	260,015

Road & Rail (0.2%)
Asciano Finance Ltd.
3.125%, 9/23/15§	728,000	699,897
Canadian Pacific Railway Co.
6.500%, 5/15/18	70,000	79,610
Con-way, Inc.
6.700%, 5/1/34	458,000	420,203
Ryder System, Inc.
7.200%, 9/1/15	210,000	240,848
5.850%, 11/1/16	221,000	242,793

		1,683,351

Total Industrials		5,206,473

Information Technology (0.2%)
Communications Equipment (0.1%)
American Tower Corp.
5.050%, 9/1/20	613,000	602,845
Motorola, Inc.
7.500%, 5/15/25	45,000	48,930
6.500%, 9/1/25	275,000	282,813

		934,588

Electronic Equipment, Instruments & Components (0.0%)
Agilent Technologies, Inc.
5.000%, 7/15/20	113,000	114,710

IT Services (0.0%)
Computer Sciences Corp.
5.500%, 3/15/13	233,000	249,143

Office Electronics (0.1%)
Xerox Capital Trust I
8.000%, 2/1/27	479,000	487,382
Xerox Corp.
8.250%, 5/15/14	17,000	19,844
6.750%, 2/1/17	321,000	370,910

		878,136

Total Information Technology		2,176,577

Materials (1.1%)
Chemicals (0.3%)
Dow Chemical Co.
7.600%, 5/15/14	366,000	422,140
8.550%, 5/15/19	656,000	822,131
Eastman Chemical Co.
5.500%, 11/15/19	101,000	106,270
Mosaic Co.
7.625%, 12/1/16§	369,000	397,051
PPG Industries, Inc.
5.750%, 3/15/13	517,000	561,130

		2,308,722

Construction Materials (0.1%)
Holcim U.S. Finance S.a.r.l & Cie S.C.S.
6.000%, 12/30/19§	67,000	69,576

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/QUALITY BOND PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2010

	Principal Amount	Value (Note 1)

Lafarge S.A.
6.150%, 7/15/11	$240,000	$246,260

		315,836

Containers & Packaging (0.0%)
Packaging Corp. of America
5.750%, 8/1/13	247,000	264,881

Metals & Mining (0.6%)
Alcoa, Inc.
6.750%, 7/15/18	264,000	287,652
5.870%, 2/23/22	221,000	219,557
5.950%, 2/1/37	453,000	424,569
Anglo American Capital plc
9.375%, 4/8/19§	631,000	848,780
ArcelorMittal S.A.
6.125%, 6/1/18	789,000	840,669
BHP Billiton Finance USA Ltd.
7.250%, 3/1/16	930,000	1,108,137
Rio Tinto Finance USA Ltd.
6.500%, 7/15/18	648,000	755,468
Steel Capital S.A. for OAO Severstal
9.750%, 7/29/13§	290,000	323,002
Teck Resources Ltd.
6.000%, 8/15/40	46,000	48,635
United States Steel Corp.
5.650%, 6/1/13	748,000	774,180

		5,630,649

Paper & Forest Products (0.1%)
Georgia-Pacific LLC
5.400%, 11/1/20§	111,000	109,744
International Paper Co.
7.950%, 6/15/18	551,000	655,669
7.500%, 8/15/21	169,000	199,617
Westvaco Corp.
8.200%, 1/15/30	104,000	109,672

		1,074,702

Total Materials		9,594,790

Telecommunication Services (0.5%)
Diversified Telecommunication Services (0.4%)
Embarq Corp.
7.082%, 6/1/16	769,000	850,443
Pacific Bell Telephone Co.
6.625%, 10/15/34	605,000	611,916
Qwest Corp.
7.875%, 9/1/11	473,000	487,190
7.500%, 10/1/14	468,000	524,160
Telecom Italia Capital S.A.
6.175%, 6/18/14	564,000	599,796
7.175%, 6/18/19	444,000	475,050
Windstream Corp.
7.875%, 11/1/17	218,000	229,173

		3,777,728

Wireless Telecommunication Services (0.1%)
America Movil S.A.B. de C.V.
5.000%, 3/30/20	703,000	730,732
U.S. Cellular Corp.
6.700%, 12/15/33	278,000	270,039

		1,000,771

Total Telecommunication Services		4,778,499

	Principal Amount	Value (Note 1)

Utilities (0.7%)
Electric Utilities (0.3%)
Allegheny Energy Supply Co. LLC
5.750%, 10/15/19§	$691,000	$695,520
Ameren Corp.
8.875%, 5/15/14	430,000	483,823
American Transmission Systems, Inc.
5.250%, 1/15/22§	217,000	222,422
Constellation Energy Group, Inc.
5.150%, 12/1/20	565,000	556,241
FirstEnergy Corp.
7.375%, 11/15/31	223,000	235,078
Series B 6.450%, 11/15/11	33,000	34,343
NextEra Energy Capital Holdings, Inc.
5.625%, 9/1/11	247,000	254,578
SPI Electricity & Gas Australia Holdings Pty Ltd.
6.150%, 11/15/13§	364,000	395,249
Union Electric Co.
6.700%, 2/1/19	77,000	89,757

		2,967,011

Gas Utilities (0.1%)
DCP Midstream LLC
5.350%, 3/15/20§	206,000	213,506
EQT Corp.
8.125%, 6/1/19	395,000	459,585

		673,091

Independent Power Producers & Energy Traders (0.1%)
AES Corp.
7.750%, 3/1/14	170,000	181,475
7.750%, 10/15/15	109,000	116,357
GenOn Energy, Inc.
7.625%, 6/15/14	158,000	161,555
NRG Energy, Inc.
7.250%, 2/1/14	438,000	446,760

		906,147

Multi-Utilities (0.2%)
CMS Energy Corp.
8.750%, 6/15/19	281,000	330,516
NiSource Finance Corp.
6.800%, 1/15/19	425,000	491,725
Veolia Environnement S.A.
6.000%, 6/1/18	272,000	304,635
Wisconsin Energy Corp.
6.250%, 5/15/67 (l)	235,000	231,475

		1,358,351

Total Utilities		5,904,600

Total Corporate Bonds		110,191,098

Government Securities (14.6%)
Agency ABS (2.4%)
Federal Farm Credit Bank
0.291%, 9/20/12 (l)	4,637,000	4,636,300
0.282%, 10/12/12 (l)	200,000	199,925
0.272%, 11/13/12 (l)	4,054,000	4,051,389
0.321%, 6/26/13 (l)	700,000	699,754

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/QUALITY BOND PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2010

	Principal Amount	Value (Note 1)

Federal National Mortgage Association
0.291%, 9/17/12 (l)	$5,820,000	$5,819,156
0.291%, 10/18/12 (l)	200,000	200,109
0.281%, 11/23/12 (l)	6,220,000	6,216,952

		21,823,585

Agency CMO (0.1%)
Federal Home Loan Mortgage Corp.
3.531%, 6/25/20	1,017,345	980,775

Foreign Governments (0.5%)
Croatia Government International Bond
6.750%, 11/5/19§	132,000	138,145
Federative Republic of Brazil
8.250%, 1/20/34	642,000	855,465
Republic of Peru
7.125%, 3/30/19	1,124,000	1,343,180
Republic of Poland
3.875%, 7/16/15	640,000	650,479
6.375%, 7/15/19	104,000	116,807
Russian Federation
7.500%, 3/31/30 (e)(m)	737,480	852,896

		3,956,972

Supranational (0.3%)
Asian Development Bank
5.500%, 6/27/16	422,000	487,577
Eksportfinans ASA
5.500%, 5/25/16	453,000	509,885
European Investment Bank
4.875%, 2/15/36	223,000	228,009
Inter-American Development Bank
5.125%, 9/13/16	473,000	538,349
International Bank for Reconstruction & Development
9.250%, 7/15/17	266,000	363,668
Nordic Investment Bank
5.000%, 2/1/17	473,000	531,009

		2,658,497

U.S. Government Agencies (5.8%)
Federal Home Loan Mortgage Corp.
2.535%, 3/1/34 (l)	247,999	258,700
5.500%, 1/1/35	591,644	633,498
5.500%, 7/1/35	398,337	426,890
3.271%, 4/1/36 (l)	1,138,212	1,191,755
5.568%, 12/1/36 (l)	269,050	283,906
5.342%, 11/1/37 (l)	277,436	293,822
Federal National Mortgage Association
9.000%, 8/1/26	3,514	4,021
6.500%, 12/1/28	707,240	791,335
6.250%, 5/15/29	5,743,000	7,045,863
5.500%, 4/1/33	609,794	655,982
5.500%, 7/1/33	719,052	773,514
5.000%, 11/1/33	1,823,851	1,925,303
4.311%, 3/1/34 (l)	529,200	549,184
5.500%, 4/1/34	336,831	362,238
5.500%, 5/1/34	211,186	227,115
5.500%, 11/1/34	993,170	1,067,463
5.500%, 2/1/35	6,818,941	7,331,161
6.000%, 4/1/35	672,667	738,094
4.500%, 8/1/35	1,312,398	1,353,974

	Principal Amount	Value (Note 1)

4.500%, 9/1/35	$1,163,564	$1,202,607
5.000%, 2/1/36	1,222,466	1,288,174
5.000%, 7/1/36	489,057	515,496
5.925%, 2/1/37 (l)	341,452	358,442
5.500%, 3/1/37	787,973	846,794
3.793%, 8/1/37 (l)	326,090	344,434
6.000%, 8/1/37	7,250,904	7,875,728
6.000%, 10/1/37	4,586,079	4,979,121
5.500%, 5/1/38	986,427	1,054,360
5.500%, 6/1/38	4,249,131	4,548,396
6.500%, 6/1/39	1,510,003	1,675,868
4.000%, 1/25/41 TBA	1,540,000	1,531,939
Government National Mortgage Association
8.500%, 10/15/17	1,413	1,569
8.500%, 11/15/17	5,273	5,855
8.000%, 7/15/26	369	417

		52,143,018

U.S. Treasuries (5.5%)
U.S. Treasury Bonds
3.625%, 2/15/20	16,813,000	17,448,733
5.375%, 2/15/31	1,090,000	1,272,405
4.500%, 2/15/36	3,888,000	4,025,293
4.625%, 2/15/40	5,219,000	5,466,903
U.S. Treasury Notes
3.000%, 7/15/12 TIPS	2,529,000	3,267,610
2.125%, 5/31/15	6,455,000	6,557,892
1.750%, 7/31/15	8,015,000	7,989,352
3.375%, 11/15/19	3,037,000	3,100,349

		49,128,537

Total Government Securities		130,691,384

Total Long-Term Debt Securities (30.7%) (Cost $262,037,167)		274,240,092

	Number of Shares	Value (Note 1)
PREFERRED STOCKS:
Financials (0.0%)
Diversified Financial Services (0.0%)
Citigroup Capital XII
8.500% (l)	13,000	343,980

Thrifts & Mortgage Finance (0.0%)
Fannie Mae
8.250% (l)*	10,375	5,810
Freddie Mac
8.375% (l)*	7,725	4,859

		10,669

Total Preferred Stocks (0.0%) (Cost $777,500)		354,649

INVESTMENT COMPANY:
Investment Company (69.2%)
ATM Core Bond (Cost $591,920,844)‡	63,424,210	619,170,989

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/QUALITY BOND PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2010

	Principal Amount	Value (Note 1)

SHORT-TERM INVESTMENTS:
Government Securities (0.6%)
Federal Home Loan Bank
0.00%, 1/3/11 (o)(p)	$4,890,000	$4,890,000

Time Deposit (0.0%)
JPMorgan Chase Nassau
0.000%, 1/3/11	106,205	106,205

Total Short-Term Investments (0.6%) (Cost $4,996,205)		4,996,205

Total Investments (100.5%) (Cost $859,731,716)		898,761,935
Other Assets Less Liabilities (-0.5%)		(4,135,400)

Net Assets (100%)		$894,626,535

*	Non-income producing.
§	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold to qualified institutional buyers. At December 31, 2010, the market value of these securities amounted to $21,725,829 or 2.4% of net assets. Securities denoted with “§” but without “b” have been determined to be liquid under the guidelines established by the Board of Trustees. To the extent any securities might provide a right to demand registration, such rights have not been relied upon when determining liquidity.
‡	Affiliated company as defined under the Investment Company Act of 1940.
(e)	Step Bond - Coupon rate increases in increments to maturity. Rate disclosed is as of December 31, 2010. Maturity date disclosed is the ultimate maturity date.
(l)	Floating Rate Security. Rate disclosed is as of December 31, 2010.
(m)	Regulation S is an exemption for securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. Resale restrictions may apply for purposes of the Securities Act of 1933.
(o)	Discount Note Security. Effective rate calculated as of December 31, 2010.
(p)	Yield to maturity.

Glossary:

ABS	— Asset-Backed Security
CMO	— Collateralized Mortgage Obligation
EUR	— European Currency Unit
TBA	— Security is subject to delayed delivery
TIPS	— Treasury Inflation Protected Security

Investments in companies which were affiliates for the year ended December 31, 2010, were as follows:

Security	Market Value December 31, 2009	Purchases at Cost	Sales at Cost	Market Value December 31, 2010	Dividend Income	Realized Gain (Loss)
ATM Core Bond	$—	$622,794,276	$30,873,432	$619,170,989	$2,672,827	$1,728,353

At December 31, 2010, the Portfolio had outstanding foreign currency contracts to buy/sell foreign currencies as follows: (Note 1)

Foreign Currency Buy Contracts	Counterparty	Local Contract Buy Amount (000’s)	U.S. $ Current Buy Value	U.S. $ Current Sell Value	Unrealized Appreciation/ (Depreciation)
Canadian Dollar vs. U.S. Dollar, expiring 1/21/11	Barclays Bank plc	62	$62,199	$61,523	$676
Canadian Dollar vs. U.S. Dollar, expiring 1/21/11	Citibank N.A.	3,654	3,673,599	3,616,594	57,005

					$57,681

Foreign Currency Sell Contracts	Counterparty	Local Contract Buy Amount (000’s)	U.S. $ Current Buy Value	U.S. $ Current Sell Value	Unrealized Appreciation/ (Depreciation)
Canadian Dollar vs. U.S. Dollar, expiring 1/21/11	Credit Suisse First Boston	3,716	$3,624,020	$3,735,799	$(111,779)
European Union Euro vs. U.S. Dollar, expiring 1/6/11	Deutsche Bank AG	190	262,455	253,318	9,137

					$(102,642)

					$(44,961)

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/QUALITY BOND PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2010

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2010:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with rules under the Investment Company Act of 1940. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Asset-Backed and Mortgage-Backed Securities
Asset-Backed Securities	$—	$3,401,354	$—	$3,401,354
Non-Agency CMO	—	29,956,256	—	29,956,256
Corporate Bonds
Consumer Discretionary	—	12,528,102	—	12,528,102
Consumer Staples	—	2,503,415	—	2,503,415
Energy	—	12,409,563	—	12,409,563
Financials	—	49,669,248	—	49,669,248
Health Care	—	5,419,831	—	5,419,831
Industrials	—	5,206,473	—	5,206,473
Information Technology	—	2,176,577	—	2,176,577
Materials	—	9,594,790	—	9,594,790
Telecommunication Services	—	4,778,499	—	4,778,499
Utilities	—	5,904,600	—	5,904,600
Forward Currency Contracts	—	66,818	—	66,818
Government Securities
Agency ABS	—	21,823,585	—	21,823,585
Agency CMO	—	980,775	—	980,775
Foreign Governments	—	3,956,972	—	3,956,972
Supranational	—	2,658,497	—	2,658,497
U.S. Government Agencies	—	52,143,018	—	52,143,018
U.S. Treasuries	—	49,128,537	—	49,128,537
Investment Companies
Investment Companies	—	619,170,989	—	619,170,989
Preferred Stocks
Financials	354,649	—	—	354,649
Short-Term Investments	—	4,996,205	—	4,996,205

Total Assets	$354,649	$898,474,104	$—	$898,828,753

Liabilities:
Forward Currency Contracts	$—	$(111,779)	$—	$(111,779)

Total Liabilities	$—	$(111,779)	$—	$(111,779)

Total	$354,649	$898,362,325	$—	$898,716,974

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/QUALITY BOND PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2010

Fair Values of Derivative Instruments as of December 31, 2010:

Statement of Assets and Liabilities
Derivatives Not Accounted for as Hedging Instruments^	Asset Derivatives	Fair Value
Interest rate contracts	Receivables, Net Assets - Unrealized appreciation	$—	*
Foreign exchange contracts	Receivables	66,818
Credit contracts	Receivables	—
Equity contracts	Receivables, Net Assets - Unrealized appreciation	—	*
Commodity contracts	Receivables	—
Other contracts	Receivables	—

Total		$66,818

Liability Derivatives
Interest rate contracts	Payables, Net Assets - Unrealized depreciation	$—	*
Foreign exchange contracts	Payables	(111,779)
Credit contracts	Payables	—
Equity contracts	Payables, Net Assets - Unrealized depreciation	—	*
Commodity contracts	Payables	—
Other contracts	Payables	—

Total		$(111,779)

* Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets & Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2010:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Options	Futures	Forward Currency Contracts	Swaps	Total
Interest rate contracts	$—	$—	$—	$—	$—
Foreign exchange contracts	—	—	1,230,329	—	1,230,329
Credit contracts	—	—	—	—	—
Equity contracts	—	—	—	—	—
Commodity contracts	—	—	—	—	—
Other contracts	—	—	—	—	—

Total	$—	$—	$1,230,329	$—	$1,230,329

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/QUALITY BOND PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2010

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Options	Futures	Forward Currency Contracts	Swaps	Total
Interest rate contracts	$—	$—	$—	$—	$—
Foreign exchange contracts	—	—	200,556	—	200,556
Credit contracts	—	—	—	—	—
Equity contracts	—	—	—	—	—
Commodity contracts	—	—	—	—	—
Other contracts	—	—	—	—	—

Total	$—	$—	$200,556	$—	$200,556

The Portfolio held forward foreign currency contracts with an average settlement value of approximately $19,988,000 during the year ended December 31, 2010.

^ This Portfolio held forward foreign currency contracts in an attempt to enhance returns.

Investment security transactions for the year ended December 31, 2010 were as follows:

Cost of Purchases:
Stocks and long-term corporate debt securities	$2,057,082,328
Long-term U.S. Treasury securities	548,083,094

$2,605,165,422

Net Proceeds of Sales and Redemptions:
Stocks and long-term corporate debt securities	$1,709,021,373
Long-term U.S. Treasury securities	1,415,045,624

$3,124,066,997

As of December 31, 2010, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$42,861,495
Aggregate gross unrealized depreciation	(3,907,485)

Net unrealized appreciation	$38,954,010

Federal income tax cost of investments	$859,807,925

The Portfolio has a net capital loss carryforward of $184,949,997 of which $3,162,440 expires in the year 2015, $63,492,926 expires in the year 2016 and $118,294,631 expires in the year 2017. The Portfolio utilized net capital loss carryforward of $27,945,795 during 2010.

Included in the capital loss carryforward amounts are $15,789,180 of losses acquired from the EQ/Caywood-Scholl High Yield as a result of a tax free reorganization that occurred during the year 2009. Certain capital loss carryforwards may be subject to limitations on use pursuant to applicable U.S. Federal Income Tax Law. Therefore, it is possible not all of these capital losses will be available for use.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/QUALITY BOND PLUS PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES December 31, 2010
ASSETS
Investments at value:
Affiliated Issuers (Cost $591,920,844)	$619,170,989
Unaffiliated Issuers (Cost $267,810,872)	279,590,946
Dividends, interest and other receivables	2,487,497
Receivable from Separate Accounts for Trust shares sold	604,111
Receivable for securities sold	370,413
Receivable from investment manager	137,900
Unrealized appreciation of forward foreign currency contracts	66,818
Other assets	13,550

Total assets	902,442,224

LIABILITIES
Overdraft payable	1,055,883
Payable to Separate Accounts for Trust shares redeemed	2,606,606
Payable for securities purchased	2,267,723
Payable for forward commitments	1,542,647
Distribution fees payable - Class IB	148,284
Unrealized depreciation of forward foreign currency contracts	111,779
Trustees’ fees payable	1,779
Accrued expenses	80,988

Total liabilities	7,815,689

NET ASSETS	$894,626,535

Net assets were comprised of:
Paid in capital	$1,040,664,223
Accumulated undistributed net investment income (loss)	3,208
Accumulated undistributed net realized gains (losses) on investments, securities sold short and foreign currency transactions	(185,026,206)
Net unrealized appreciation (depreciation) on investments and foreign currency translations	38,985,310

Net assets	$894,626,535

Class IA
Net asset value, offering and redemption price per share, $200,071,982 / 23,392,588 shares outstanding (unlimited amount authorized: $0.01 par value)	$8.55

Class IB
Net asset value, offering and redemption price per share, $694,554,553 / 81,530,138 shares outstanding (unlimited amount authorized: $0.01 par value)	$8.52

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2010

INVESTMENT INCOME
Interest	$98,729,038
Dividends ($2,672,827 of dividend income received from affiliates)	2,726,442
Securities lending (net)	14,235

Total income	101,469,715

EXPENSES
Investment management fees	11,285,343
Administrative fees	4,326,427
Distribution fees - Class IB	1,783,805
Printing and mailing expenses	259,456
Trustees’ fees	81,900
Professional fees	75,129
Custodian fees	6,000
Miscellaneous	190,344

Gross expenses	18,008,404
Less: Waiver from investment advisor	(1,148,569)

Net expenses	16,859,835

NET INVESTMENT INCOME (LOSS)	84,609,880

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Securities ($1,727,080 of realized gain from affiliates)	195,586,892
Foreign currency transactions	848,696
Securities sold short	(7,348)
Net distributions of realized gain received from Underlying Portfolio (All realized gains received from affiliates)	1,273

Net realized gain (loss)	196,429,513

Change in unrealized appreciation (depreciation) on:
Securities	(18,539,767)
Foreign currency translations	199,482

Net change in unrealized appreciation (depreciation)	(18,340,285)

NET REALIZED AND UNREALIZED GAIN (LOSS)	178,089,228

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$262,699,108

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/QUALITY BOND PLUS PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2010	2009
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$84,609,880	$89,651,289
Net realized gain (loss) on investments, securities sold short and foreign currency transactions	196,429,513	(5,049,783)
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	(18,340,285)	100,528,442

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	262,699,108	185,129,948

DIVIDENDS:
Dividends from net investment income
Class IA	(22,175,228)	(85,042,033)
Class IB	(74,464,870)	(19,069,848)

TOTAL DIVIDENDS	(96,640,098)	(104,111,881)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 17,739,347 and 215,902,584 shares, respectively ]	165,488,358	1,897,577,984
Capital shares issued in reinvestment of dividends [ 2,602,573 and 9,339,109 shares, respectively ]	22,175,228	85,042,033
Capital shares repurchased [ (80,713,295) and (20,738,015) shares, respectively ]	(763,817,194)	(187,237,396)
Capital shares repurchased in-kind (Note 8) [ (221,712,573) and 0 shares, respectively ]	(2,175,724,210)	—

Total Class IA transactions	(2,751,877,818)	1,795,382,621

Class IB
Capital shares sold [ 17,065,841 and 14,294,391 shares, respectively ]	159,911,022	128,918,619
Capital shares issued in connection with merger (Note 8)[ 0 and 33,226,727 shares, respectively ]	—	305,253,763
Capital shares issued in reinvestment of dividends [ 8,773,862 and 2,102,751 shares, respectively ]	74,464,870	19,069,848
Capital shares repurchased [ (22,022,115) and (19,051,700) shares, respectively ]	(206,774,579)	(171,362,064)

Total Class IB transactions	27,601,313	281,880,166

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(2,724,276,505)	2,077,262,787

TOTAL INCREASE (DECREASE) IN NET ASSETS	(2,558,217,495)	2,158,280,854
NET ASSETS:
Beginning of year	3,452,844,030	1,294,563,176

End of year (a)	$894,626,535	$3,452,844,030

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$3,208	$(286,714)

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/QUALITY BOND PLUS PORTFOLIO (jj)

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IA	2010		2009	2008	2007	2006
Net asset value, beginning of year	$9.02		$8.75	$9.94	$10.00	$10.02

Income (loss) from investment operations:
Net investment income (loss)	0.29	(e)	0.30 (e)	0.63	0.46 (e)	0.43 (e)
Net realized and unrealized gain (loss) on investments, securities sold short and foreign currency transactions	0.29		0.26	(1.26)	0.01	(0.02)

Total from investment operations	0.58		0.56	(0.63)	0.47	0.41

Less distributions:
Dividends from net investment income	(1.05)		(0.29)	(0.56)	(0.53)	(0.43)

Net asset value, end of year	$8.55		$9.02	$8.75	$9.94	$10.00

Total return	6.49%		6.34%	(6.36)%	4.78%	4.06%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$200,072		$2,755,163	$883,979	$1,556,385	$1,644,924
Ratio of expenses to average net assets:
After waivers	0.56	%(f)(z)	0.59%	0.65%	0.64%	0.61%
Before waivers	0.58	%(f)	0.59%	0.65%	0.64%	0.61%
Ratio of net investment income (loss) to average net assets:
After waivers	3.08	%(f)(x)	3.38%	4.80%	4.49%	4.25%
Before waivers	3.06	%(f)(x)	3.38%	4.80%	4.49%	4.25%
Portfolio turnover rate	94%		173%	135%	165%	353%

	Year Ended December 31,
Class IB	2010		2009	2008	2007	2006
Net asset value, beginning of year	$8.98		$8.71	$9.89	$9.95	$9.96

Income (loss) from investment operations:
Net investment income (loss)	0.26	(e)	0.28 (e)	0.48	0.43 (e)	0.40 (e)
Net realized and unrealized gain (loss) on investments, securities sold short and foreign currency transactions	0.30		0.25	(1.13)	0.01	(0.01)

Total from investment operations	0.56		0.53	(0.65)	0.44	0.39

Less distributions:
Dividends from net investment income	(1.02)		(0.26)	(0.53)	(0.50)	(0.40)

Net asset value, end of year	$8.52		$8.98	$8.71	$9.89	$9.95

Total return	6.29%		6.09%	(6.57)%	4.60%	3.79%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$694,555		$697,681	$410,584	$497,051	$480,846
Ratio of expenses to average net assets:
After waivers	0.70	%(f)(z)	0.84%	0.90%	0.89%	0.86%
Before waivers	0.82	%(f)	0.84%	0.90%	0.89%	0.86%
Ratio of net investment income (loss) to average net assets:
After waivers	2.77	%(f)(x)	3.09%	4.53%	4.24%	4.00%
Before waivers	2.64	%(f)(x)	3.09%	4.53%	4.24%	4.00%
Portfolio turnover rate	94%		173%	135%	165%	353%

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/QUALITY BOND PLUS PORTFOLIO (jj)

FINANCIAL HIGHLIGHTS (Continued)

(e)	Net investment income per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds.
(x)	Recognition of net investment income is affected by the timing of dividend declarations by the underlying funds in which the Portfolio invests.
(z)	Including direct and indirect expenses, the net expense ratio after waivers would be 0.57% and 0.78%
(jj)	On September 18, 2009, this Portfolio received, through a substitution transaction, the assets and liabilities of the EQ/Caywood-Scholl High Yield Bond Portfolio that followed the same objectives as this Portfolio. Information prior to the year ended December 31, 2009 represents the results of operations of the EQ/Quality Bond PLUS Portfolio.

See Notes to Financial Statements.

EQ/SMALL COMPANY INDEX PORTFOLIO (Unaudited)

PORTFOLIO ADVISER

➢	AllianceBernstein L.P.

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/10
	1 Year	5 Years	10 Years	Since Incept.**
Portfolio – Class IA Shares*	26.18%	4.11%	5.96%	5.61%
Portfolio – Class IB Shares	25.87	3.84	5.72	5.43
Russell 2000® Index	26.85	4.47	6.33	5.94

*   Date of inception 3/25/02. Returns shown for Class IA shares prior to this period are derived from the historical performance of Class IB shares adjusted to reflect the 12b-1 fees, applicable to Class IB shares; Class IA shares are not subject to any 12b-1 fees.

** Date of inception 1/1/98

    Returns for periods greater than one year are annualized

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IA shares returned 26.18% for the year ended December 31, 2010. The Portfolio’s benchmark, the Russell 2000® Index, returned 26.85% over the same period.

Portfolio Highlights

What helped performance during the year:

•	The sectors that contributed most to relative performance for the year were Information Technology, Industrials, Financials, Consumer Discretionary and Health Care.

•	The top five stocks that provided the most positive impact to performance for the year were Riverbed Technology, Deckers Outdoor, Verifone Holdings, Baldor Electric and Acme Packet.

What hurt performance during the year:

•	The sectors which contributed the least to performance for the year were Telecommunication Services, Consumer Staples, Utilities, Materials and Energy.

•	The five stocks that provided the most negative impact to performance for the year were Human Genome Science, Assured Guaranty, Dex One, Corinthian Colleges and Palm.

Portfolio Positioning and Outlook

The Portfolio will continue to attempt to meet its performance objective by approximating the investment return of the underlying benchmark, the Russell® 2000 Index. Russell Investments rebalances its indices annually in June.

Sector Weightings as of 12/31/10	% of Net Assets
Financials	20.3%
Information Technology	18.3
Industrials	15.7
Consumer Discretionary	13.6
Health Care	12.2
Energy	6.4
Materials	5.6
Utilities	3.0
Consumer Staples	2.9
Telecommunication Services	1.0
Cash and Other	1.0

100.0%

EQ/SMALL COMPANY INDEX PORTFOLIO (Unaudited)

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2010 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/10	Ending Account Value 12/31/10	Expenses Paid During Period* 7/1/10- 12/31/10
Class IA
Actual	$1,000.00	$1,289.40	$2.14
Hypothetical (5% average return before expenses)	1,000.00	1,023.34	1.89
Class IB
Actual	1,000.00	1,287.70	3.58
Hypothetical (5% average return before expenses)	1,000.00	1,022.08	3.16

*   Expenses are equal to the Portfolio’s Class IA and Class IB shares annualized expense ratios of 0.37% and 0.62%, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

EQ ADVISORS TRUST

EQ/SMALL COMPANY INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2010

	Number of Shares	Value (Note 1)

COMMON STOCKS:
Consumer Discretionary (13.6%)
Auto Components (1.0%)
American Axle & Manufacturing Holdings, Inc.*	62,775	$807,286
Cooper Tire & Rubber Co.	55,722	1,313,925
Dana Holding Corp.*	118,365	2,037,062
Dorman Products, Inc.*	10,700	387,768
Drew Industries, Inc.	18,670	424,182
Exide Technologies, Inc.*	60,600	570,246
Fuel Systems Solutions, Inc.*	11,658	342,512
Modine Manufacturing Co.*	39,726	615,753
Standard Motor Products, Inc.	17,181	235,380
Superior Industries International, Inc.	16,146	342,618
Tenneco, Inc.*	45,497	1,872,657

		8,949,389

Automobiles (0.0%)
Winnebago Industries, Inc.*	18,846	286,459

Distributors (0.1%)
Core-Mark Holding Co., Inc.*	8,500	302,515
Pool Corp.	42,178	950,692

		1,253,207

Diversified Consumer Services (1.2%)
American Public Education, Inc.*	16,907	629,617
Bridgepoint Education, Inc.*	12,904	245,176
Capella Education Co.*	12,845	855,220
Coinstar, Inc.*	24,386	1,376,346
Corinthian Colleges, Inc.*	76,921	400,758
Grand Canyon Education, Inc.*	24,848	486,772
K12, Inc.*	21,984	630,062
Lincoln Educational Services Corp.	13,200	204,732
Mac-Gray Corp.	14,347	214,488
Matthews International Corp., Class A	26,639	931,832
Pre-Paid Legal Services, Inc.*	5,500	331,375
Regis Corp.	53,252	883,983
Sotheby’s, Inc.	53,202	2,394,090
Steiner Leisure Ltd.*	13,032	608,594
Stewart Enterprises, Inc., Class A	69,487	464,868
Universal Technical Institute, Inc.	19,093	420,428

		11,078,341

Hotels, Restaurants & Leisure (2.5%)
AFC Enterprises, Inc.*	20,300	282,170
Ambassadors Group, Inc.	18,284	210,266
Ameristar Casinos, Inc.	22,251	347,783
Biglari Holdings, Inc.*	1,491	611,623
BJ’s Restaurants, Inc.*	17,234	610,601
Bob Evans Farms, Inc.	27,190	896,182
Boyd Gaming Corp.*	43,200	457,920
Buffalo Wild Wings, Inc.*	16,900	741,065
CEC Entertainment, Inc.*	18,498	718,277
Cheesecake Factory, Inc.*	47,221	1,447,796
Churchill Downs, Inc.	6,793	294,816
Cracker Barrel Old Country Store, Inc.	20,623	1,129,522
Denny’s Corp.*	76,200	272,796

	Number of Shares	Value (Note 1)

DineEquity, Inc.*	16,481	$813,832
Domino’s Pizza, Inc.*	31,513	502,632
Einstein Noah Restaurant Group, Inc.*	709	9,961
Gaylord Entertainment Co.*	27,776	998,269
Interval Leisure Group, Inc.*	36,800	593,952
Isle of Capri Casinos, Inc.*	19,700	201,334
Jack in the Box, Inc.*	43,339	915,753
Krispy Kreme Doughnuts, Inc.*	44,500	310,610
Life Time Fitness, Inc.*	37,500	1,537,125
Orient-Express Hotels Ltd., Class A*	71,509	928,902
P.F. Chang’s China Bistro, Inc.	22,760	1,102,950
Papa John’s International, Inc.*	17,571	486,717
Peet’s Coffee & Tea, Inc.*	12,568	524,588
Pinnacle Entertainment, Inc.*	55,600	779,512
Red Robin Gourmet Burgers, Inc.*	12,100	259,787
Ruby Tuesday, Inc.*	49,828	650,754
Scientific Games Corp., Class A*	52,100	518,916
Shuffle Master, Inc.*	59,049	676,111
Sonic Corp.*	51,138	517,517
Texas Roadhouse, Inc.*	39,618	680,241
Vail Resorts, Inc.*	26,794	1,394,360

		22,424,640

Household Durables (0.7%)
American Greetings Corp., Class A	30,057	666,063
Beazer Homes USA, Inc.*	51,600	278,124
Blyth, Inc.	4,800	165,504
Ethan Allen Interiors, Inc.	21,554	431,295
Furniture Brands International, Inc.*	34,100	175,274
Helen of Troy Ltd.*	28,998	862,400
Hooker Furniture Corp.	1,960	27,695
Hovnanian Enterprises, Inc., Class A*	53,685	219,572
iRobot Corp.*	15,900	395,592
La-Z-Boy, Inc.*	49,009	442,061
Meritage Homes Corp.*	29,039	644,666
Ryland Group, Inc.	40,456	688,966
Sealy Corp.*	63,330	184,924
Standard Pacific Corp.*	93,615	430,629
Universal Electronics, Inc.*	10,500	297,885

		5,910,650

Internet & Catalog Retail (0.5%)
Blue Nile, Inc.*	10,768	614,422
Drugstore.Com, Inc.*	75,200	166,192
HSN, Inc.*	36,968	1,132,700
Nutrisystem, Inc.	29,067	611,279
Orbitz Worldwide, Inc.*	32,831	183,525
Overstock.com, Inc.*	12,900	212,592
PetMed Express, Inc.	18,009	320,740
Shutterfly, Inc.*	21,797	763,549

		4,004,999

Leisure Equipment & Products (0.7%)
Brunswick Corp.	67,358	1,262,289
Callaway Golf Co.	52,763	425,797
Eastman Kodak Co.*	249,591	1,337,808

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/SMALL COMPANY INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2010

	Number of Shares	Value (Note 1)

JAKKS Pacific, Inc.*	21,998	$400,804
Polaris Industries, Inc.	25,351	1,977,885
RC2 Corp.*	15,807	344,118
Smith & Wesson Holding Corp.*	48,135	180,025

		5,928,726

Media (1.1%)
Arbitron, Inc.	24,981	1,037,211
Ascent Media Corp., Class A*	13,131	508,958
Belo Corp., Class A*	76,323	540,367
Cinemark Holdings, Inc.	45,678	787,489
Dex One Corp.*	38,100	284,226
Entercom Communications Corp., Class A*	23,900	276,762
Harte-Hanks, Inc.	36,841	470,460
Journal Communications, Inc., Class A*	1,360	6,868
Knology, Inc.*	36,304	567,431
LIN TV Corp., Class A*	5,129	27,184
Lions Gate Entertainment Corp.*	54,500	354,795
Live Nation Entertainment, Inc.*	116,413	1,329,436
McClatchy Co., Class A*	52,600	245,642
Mediacom Communications Corp., Class A*	30,700	259,722
National CineMedia, Inc.	38,023	757,038
Playboy Enterprises, Inc., Class B*	1,417	7,397
PRIMEDIA, Inc.	3,602	15,128
Scholastic Corp.	22,160	654,606
Sinclair Broadcast Group, Inc., Class A	36,300	296,934
SuperMedia, Inc.*	10,300	89,713
Valassis Communications, Inc.*	44,834	1,450,380
Value Line, Inc.	2,481	35,850
World Wrestling Entertainment, Inc., Class A	19,862	282,835

		10,286,432

Multiline Retail (0.4%)
99 Cents Only Stores*	41,149	655,915
Dillard’s, Inc., Class A	33,233	1,260,860
Fred’s, Inc., Class A	35,015	481,807
Retail Ventures, Inc.*	17,700	288,510
Saks, Inc.*	110,616	1,183,591

		3,870,683

Specialty Retail (3.3%)
AnnTaylor Stores Corp.*	44,804	1,227,182
Asbury Automotive Group, Inc.*	30,242	558,872
Barnes & Noble, Inc.	30,900	437,235
Big 5 Sporting Goods Corp.	11,938	182,293
Borders Group, Inc.*	81,131	73,034
Brown Shoe Co., Inc.	39,863	555,292
Buckle, Inc.	23,389	883,403
Cabela’s, Inc.*	35,935	781,586
Cato Corp., Class A	23,623	647,506
Charming Shoppes, Inc.*	107,653	382,168
Children’s Place Retail Stores, Inc.*	21,690	1,076,692
Christopher & Banks Corp.	29,600	182,040
Citi Trends, Inc.*	15,079	370,189
Coldwater Creek, Inc.*	47,200	149,624

	Number of Shares	Value (Note 1)

Collective Brands, Inc.*	60,250	$1,271,275
Conn’s, Inc.*	21,737	101,729
Dress Barn, Inc.*	50,712	1,339,811
DSW, Inc., Class A*	10,100	394,910
Express, Inc.	14,300	268,840
Finish Line, Inc., Class A	40,613	698,137
Genesco, Inc.*	20,857	781,929
Group 1 Automotive, Inc.	19,837	828,393
Hibbett Sports, Inc.*	24,155	891,320
Jo-Ann Stores, Inc.*	23,333	1,405,113
Jos. A. Bank Clothiers, Inc.*	23,587	951,028
Kirkland’s, Inc.*	13,400	188,002
Lumber Liquidators Holdings, Inc.*	14,176	353,124
Men’s Wearhouse, Inc.	45,251	1,130,370
Monro Muffler Brake, Inc.	21,605	747,300
OfficeMax, Inc.*	70,987	1,256,470
Pacific Sunwear of California, Inc.*	52,300	283,466
Penske Automotive Group, Inc.*	35,500	618,410
PEP Boys-Manny, Moe & Jack	39,777	534,205
Pier 1 Imports, Inc.*	98,656	1,035,888
Rent-A-Center, Inc.	51,803	1,672,201
Rue21, Inc.*	11,800	345,858
Sally Beauty Holdings, Inc.*	88,901	1,291,732
Select Comfort Corp.*	43,800	399,894
Sonic Automotive, Inc., Class A	22,725	300,879
Stage Stores, Inc.	36,374	630,725
Systemax, Inc.*	14,000	197,400
Talbots, Inc.*	56,300	479,676
Ulta Salon Cosmetics & Fragrance, Inc.*	26,325	895,050
Vitamin Shoppe, Inc.*	12,800	430,592
Wet Seal, Inc., Class A*	77,400	286,380
Zumiez, Inc.*	16,900	454,103

		29,971,326

Textiles, Apparel & Luxury Goods (2.1%)
American Apparel, Inc.*	38,853	64,496
Carter’s, Inc.*	46,172	1,362,536
Cherokee, Inc.	8,679	163,252
Columbia Sportswear Co.	9,634	580,930
Crocs, Inc.*	77,134	1,320,534
Deckers Outdoor Corp.*	30,203	2,408,387
G-III Apparel Group Ltd.*	12,100	425,315
Iconix Brand Group, Inc.*	66,531	1,284,714
Jones Group, Inc.	67,394	1,047,303
Liz Claiborne, Inc.*	88,465	633,409
Maidenform Brands, Inc.*	17,330	411,934
Oxford Industries, Inc.	11,100	284,271
Quiksilver, Inc.*	105,800	536,406
Skechers U.S.A., Inc., Class A*	31,479	629,580
Steven Madden Ltd.*	23,985	1,000,654
Timberland Co., Class A*	29,846	733,913
True Religion Apparel, Inc.*	23,610	525,559
Under Armour, Inc., Class A*	29,767	1,632,422
Vera Bradley, Inc.*	9,427	311,091
Volcom, Inc.	25,203	475,581
Warnaco Group, Inc.*	35,197	1,938,299
Wolverine World Wide, Inc.	44,940	1,432,687

		19,203,273

Total Consumer Discretionary		123,168,125

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/SMALL COMPANY INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2010

	Number of Shares	Value (Note 1)

Consumer Staples (2.9%)
Beverages (0.1%)
Boston Beer Co., Inc., Class A*	7,274	$691,684
Heckmann Corp.*	74,457	374,519

		1,066,203

Food & Staples Retailing (0.8%)
Andersons, Inc.	14,406	523,658
Casey’s General Stores, Inc.	29,813	1,267,351
Fresh Market, Inc.*	11,098	457,238
Nash Finch Co.	9,061	385,183
Pantry, Inc.*	16,735	332,357
Pricesmart, Inc.	9,952	378,474
Rite Aid Corp.*	447,000	394,790
Ruddick Corp.	36,902	1,359,470
Spartan Stores, Inc.	17,070	289,336
United Natural Foods, Inc.*	36,788	1,349,384
Village Super Market, Inc., Class A	3,779	124,707
Weis Markets, Inc.	8,051	324,697
Winn-Dixie Stores, Inc.*	51,434	368,782

		7,555,427

Food Products (1.3%)
Alico, Inc.	7,030	167,595
B&G Foods, Inc.	39,300	539,589
Cal-Maine Foods, Inc.	11,692	369,233
Chiquita Brands International, Inc.*	41,200	577,624
Darling International, Inc.*	68,297	906,984
Diamond Foods, Inc.	18,037	959,208
Dole Food Co., Inc.*	30,236	408,488
Farmer Bros Co.	9,617	171,183
Fresh Del Monte Produce, Inc.	37,404	933,230
Griffin Land & Nurseries, Inc.	7,162	231,905
Hain Celestial Group, Inc.*	37,980	1,027,739
J&J Snack Foods Corp.	11,703	564,553
Lancaster Colony Corp.	18,237	1,043,156
Lifeway Foods, Inc.*	17,415	166,313
Pilgrim’s Pride Corp.*	39,000	276,510
Sanderson Farms, Inc.	17,293	677,021
Snyders-Lance, Inc.	25,540	598,658
Tootsie Roll Industries, Inc.	20,638	597,883
TreeHouse Foods, Inc.*	28,333	1,447,533

		11,664,405

Household Products (0.2%)
Central Garden & Pet Co., Class A*	61,133	603,994
Spectrum Brands Holdings, Inc.*	14,600	455,082
WD-40 Co.	12,027	484,448

		1,543,524

Personal Products (0.3%)
Elizabeth Arden, Inc.*	19,800	455,598
Medifast, Inc.*	15,180	438,399
Nu Skin Enterprises, Inc., Class A	38,059	1,151,665
Prestige Brands Holdings, Inc.*	27,800	332,210
Revlon, Inc., Class A*	16,600	163,344
Synutra International, Inc.*	14,900	200,405

		2,741,621

	Number of Shares	Value (Note 1)

Tobacco (0.2%)
Alliance One International, Inc.*	75,924	$321,918
Star Scientific, Inc.*	67,907	132,419
Universal Corp.	22,253	905,697
Vector Group Ltd.	45,082	780,820

		2,140,854

Total Consumer Staples		26,712,034

Energy (6.4%)
Energy Equipment & Services (2.3%)
Basic Energy Services, Inc.*	17,700	291,696
Bristow Group, Inc.*	27,080	1,282,238
Cal Dive International, Inc.*	75,498	428,074
CARBO Ceramics, Inc.	15,261	1,580,124
Complete Production Services, Inc.*	61,640	1,821,462
Dawson Geophysical Co.*	8,463	269,970
Dril-Quip, Inc.*	27,205	2,114,373
Forbes Energy Services Ltd.*	8,600	12,109
Global Geophysical Services, Inc.*	27,000	280,260
Global Industries Ltd.*	92,802	643,118
Gulf Island Fabrication, Inc.	10,396	292,959
Gulfmark Offshore, Inc., Class A*	19,255	585,352
Helix Energy Solutions Group, Inc.*	83,800	1,017,332
Hercules Offshore, Inc.*	97,424	337,087
Hornbeck Offshore Services, Inc.*	21,834	455,894
ION Geophysical Corp.*	105,500	894,640
Key Energy Services, Inc.*	115,072	1,493,635
Lufkin Industries, Inc.	24,788	1,546,523
Matrix Service Co.*	23,000	280,140
Natural Gas Services Group, Inc.*	10,277	194,338
Newpark Resources, Inc.*	70,202	432,444
OYO Geospace Corp.*	3,100	307,241
Parker Drilling Co.*	102,029	466,273
Pioneer Drilling Co.*	43,400	382,354
RPC, Inc.	39,222	710,703
T-3 Energy Services, Inc.*	11,250	448,087
Tesco Corp.*	24,200	384,296
TETRA Technologies, Inc.*	70,061	831,624
Union Drilling, Inc.*	27,798	202,369
Willbros Group, Inc.*	31,198	306,364

		20,293,079

Oil, Gas & Consumable Fuels (4.1%)
Alon USA Energy, Inc.	22,437	134,173
Apco Oil and Gas International, Inc.	7,755	445,912
Approach Resources, Inc.*	13,277	306,699
ATP Oil & Gas Corp.*	33,749	564,958
Berry Petroleum Co., Class A	40,021	1,748,918
Bill Barrett Corp.*	36,802	1,513,666
BPZ Resources, Inc.*	73,455	349,646
Brigham Exploration Co.*	95,496	2,601,311
CAMAC Energy, Inc.*	57,700	114,823
Carrizo Oil & Gas, Inc.*	26,003	896,843
Cheniere Energy, Inc.*	44,000	242,880
Clayton Williams Energy, Inc.*	4,500	377,865
Clean Energy Fuels Corp.*	29,059	402,177
Cloud Peak Energy, Inc.*	25,577	594,154

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/SMALL COMPANY INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2010

	Number of Shares	Value (Note 1)

Contango Oil & Gas Co.*	10,649	$616,897
Crosstex Energy, Inc.	22,111	195,903
CVR Energy, Inc.*	23,300	353,694
Delek U.S. Holdings, Inc.	32,500	236,600
Delta Petroleum Corp.*	162,877	123,787
DHT Holdings, Inc.	42,163	196,058
Energy Partners Ltd.*	23,200	344,752
Energy XXI Bermuda Ltd.*	52,602	1,455,497
General Maritime Corp.	37,717	122,580
GMX Resources, Inc.*	26,525	146,418
Golar LNG Ltd.	29,787	447,103
Goodrich Petroleum Corp.*	18,600	328,104
Green Plains Renewable Energy, Inc.*	17,600	198,176
Gulfport Energy Corp.*	22,294	482,665
Harvest Natural Resources, Inc.*	31,469	382,978
International Coal Group, Inc.*	105,255	814,674
Isramco, Inc.*	200	16,860
James River Coal Co.*	22,038	558,223
Jura Energy Corp.*	6,900	312
Knightsbridge Tankers Ltd.	16,250	361,887
Kodiak Oil & Gas Corp.*	135,100	891,660
McMoRan Exploration Co.*	70,819	1,213,838
Nordic American Tanker Shipping Ltd.	37,501	975,776
Northern Oil and Gas, Inc.*	41,061	1,117,270
Oasis Petroleum, Inc.*	38,040	1,031,645
Overseas Shipholding Group, Inc.	20,500	726,110
Panhandle Oil and Gas, Inc., Class A	8,020	219,908
Patriot Coal Corp.*	59,473	1,151,992
Penn Virginia Corp.	39,395	662,624
Petroleum Development Corp.*	21,161	893,206
PetroQuest Energy, Inc.*	47,459	357,366
Resolute Energy Corp.*	30,500	450,180
Rex Energy Corp.*	30,890	421,648
Rosetta Resources, Inc.*	46,424	1,747,399
Ship Finance International Ltd.	36,005	774,828
Stone Energy Corp.*	32,982	735,169
Swift Energy Co.*	34,769	1,361,206
Teekay Tankers Ltd., Class A	21,657	267,247
TransAtlantic Petroleum Ltd.*	118,100	393,273
Uranium Energy Corp.*	46,500	280,860
USEC, Inc.*	96,814	582,820
VAALCO Energy, Inc.*	38,800	277,808
Venoco, Inc.*	18,600	343,170
W&T Offshore, Inc.	31,644	565,478
Western Refining, Inc.*	34,603	366,100
World Fuel Services Corp.	54,116	1,956,835

		37,442,609

Total Energy		57,735,688

Financials (20.3%)
Capital Markets (2.0%)
American Capital Ltd.*	276,907	2,093,417
Apollo Investment Corp.	144,691	1,601,729
Artio Global Investors, Inc.	23,269	343,218
BGC Partners, Inc., Class A	45,700	379,767
BlackRock Kelso Capital Corp.	45,469	502,887
Calamos Asset Management, Inc., Class A	15,571	217,994

	Number of Shares	Value (Note 1)

Capital Southwest Corp.	2,190	$227,322
Cohen & Steers, Inc.	14,609	381,295
Cowen Group, Inc., Class A*	17,700	82,482
Diamond Hill Investment Group, Inc.	1,713	123,918
Duff & Phelps Corp., Class A	21,795	367,464
Epoch Holding Corp.	10,500	163,065
Evercore Partners, Inc., Class A	12,311	418,574
Fifth Street Finance Corp.	43,209	524,557
GAMCO Investors, Inc., Class A	6,000	288,060
GFI Group, Inc.	300	1,407
Gladstone Capital Corp.	18,501	213,131
Gladstone Investment Corp.	18,204	139,261
Harris & Harris Group, Inc.*	25,500	111,690
Hercules Technology Growth Capital, Inc.	29,107	301,549
Internet Capital Group, Inc.*	30,400	432,288
Investment Technology Group, Inc.*	34,900	571,313
JMP Group, Inc.	12,100	92,323
KBW, Inc.	28,733	802,225
Knight Capital Group, Inc., Class A*	76,705	1,057,762
LaBranche & Co., Inc.*	42,908	154,469
Main Street Capital Corp.	8,200	149,158
MCG Capital Corp.	53,936	375,934
Medallion Financial Corp.	12,930	106,026
MF Global Holdings Ltd.*	79,882	667,814
MVC Capital, Inc.	18,500	270,100
NGP Capital Resources Co.	17,841	164,137
Oppenheimer Holdings, Inc., Class A	7,800	204,438
optionsXpress Holdings, Inc.	37,127	581,780
PennantPark Investment Corp.	21,558	263,870
Penson Worldwide, Inc.*	15,149	74,079
Piper Jaffray Cos., Inc.*	16,281	569,998
Prospect Capital Corp.	52,045	562,086
Safeguard Scientifics, Inc.*	15,827	270,325
Sanders Morris Harris Group, Inc.	16,900	122,525
Stifel Financial Corp.*	27,086	1,680,415
SWS Group, Inc.	20,283	102,429
TradeStation Group, Inc.*	27,700	186,975
Triangle Capital Corp.	8,700	165,300
Virtus Investment Partners, Inc.*	3,578	162,334
Westwood Holdings Group, Inc.	4,297	171,708

		18,444,598

Commercial Banks (5.7%)
1st Source Corp.	10,620	214,949
Alliance Financial Corp./New York	3,400	109,990
American National Bankshares, Inc.	5,000	117,750
Ameris Bancorp*	11,554	121,779
Ames National Corp.	7,850	170,109
Arrow Financial Corp.	7,719	212,350
Banco Latinoamericano de Comercio Exterior S.A., Class E	24,681	455,611
Bancorp Rhode Island, Inc.	3,000	87,270
Bancorp, Inc./Delaware*	16,500	167,805

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/SMALL COMPANY INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2010

	Number of Shares	Value (Note 1)

Bank of Marin Bancorp/California	4,300	$150,500
Bank of the Ozarks, Inc.	11,169	484,176
Boston Private Financial Holdings, Inc.	61,370	401,973
Bridge Bancorp, Inc.	7,581	186,872
Bryn Mawr Bank Corp.	7,680	134,016
Capital City Bank Group, Inc.	9,800	123,480
Cathay General Bancorp	64,847	1,082,945
Centerstate Banks, Inc.	15,293	121,121
Chemical Financial Corp.	17,541	388,533
Citizens & Northern Corp.	9,802	145,658
Citizens Republic Bancorp, Inc.*	335,212	206,155
City Holding Co.	14,550	527,146
CNB Financial Corp./Pennsylvania	7,100	105,151
CoBiz Financial, Inc.	24,221	147,264
Columbia Banking System, Inc.	31,455	662,442
Community Bank System, Inc.	25,878	718,632
Community Trust Bancorp, Inc.	13,296	385,052
CVB Financial Corp.	69,987	606,787
Eagle Bancorp, Inc.*	12,500	180,375
Enterprise Financial Services Corp.	11,395	119,192
F.N.B. Corp./Pennsylvania	94,051	923,581
First Bancorp, Inc./Maine	7,219	113,988
First Bancorp/North Carolina	12,510	191,528
First Bancorp/Puerto Rico*	57,149	26,289
First Busey Corp.	39,706	186,618
First Commonwealth Financial Corp.	76,813	543,836
First Community Bancshares, Inc./Virginia	12,200	182,268
First Financial Bancorp	47,316	874,400
First Financial Bankshares, Inc.	17,208	880,705
First Financial Corp./Indiana	10,238	359,763
First Interstate Bancsystem, Inc.	15,400	234,696
First Merchants Corp.	20,952	185,635
First Midwest Bancorp, Inc./Illinois	61,668	710,415
First of Long Island Corp.	4,500	130,095
First South Bancorp, Inc./North Carolina	6,695	43,317
FirstMerit Corp.	87,569	1,732,991
German American Bancorp, Inc.	9,100	167,576
Glacier Bancorp, Inc.	59,314	896,235
Great Southern Bancorp, Inc.	8,530	201,223
Hancock Holding Co.	22,533	785,500
Heartland Financial USA, Inc.	10,900	190,314
Heritage Financial Corp./Washington*	7,600	105,792
Home Bancorp, Inc.*	7,400	102,268
Home Bancshares, Inc./Arkansas	17,750	391,032
Hudson Valley Holding Corp.	11,000	272,360
IBERIABANK Corp.	22,185	1,311,799
Independent Bank Corp./Massachusetts	19,586	529,801
International Bancshares Corp.	46,090	923,183
Investors Bancorp, Inc.*	38,148	500,502
Lakeland Bancorp, Inc.	23,228	254,811
Lakeland Financial Corp.	12,400	266,104

	Number of Shares	Value (Note 1)

MainSource Financial Group, Inc.	16,581	$172,608
MB Financial, Inc.	41,451	717,931
Merchants Bancshares, Inc.	3,900	107,484
Metro Bancorp, Inc.*	11,823	130,171
Nara Bancorp, Inc.*	28,055	275,500
National Bankshares, Inc./Virginia	8,044	253,306
National Penn Bancshares, Inc.	107,391	862,350
NBT Bancorp, Inc.	29,778	719,139
Northfield Bancorp, Inc./New Jersey	13,959	185,934
Old National Bancorp/Indiana	75,539	898,159
OmniAmerican Bancorp, Inc.*	9,800	132,790
Oriental Financial Group, Inc.	39,100	488,359
Orrstown Financial Services, Inc.	5,265	144,314
Pacific Continental Corp.	15,630	157,238
PacWest Bancorp	25,416	543,394
Park National Corp.	10,148	737,455
Peapack-Gladstone Financial Corp.	7,200	93,960
Penns Woods Bancorp, Inc.	3,200	127,360
Peoples Bancorp, Inc./Ohio	10,220	159,943
Pinnacle Financial Partners, Inc.*	25,800	350,364
PrivateBancorp, Inc.	44,370	638,041
Prosperity Bancshares, Inc.	38,084	1,495,940
Renasant Corp.	16,481	278,694
Republic Bancorp, Inc./Kentucky, Class A	7,700	182,875
S&T Bancorp, Inc.	20,325	459,142
Sandy Spring Bancorp, Inc.	19,851	365,854
SCBT Financial Corp.	10,334	338,438
Sierra Bancorp	10,066	108,008
Signature Bank/New York*	33,467	1,673,350
Simmons First National Corp., Class A	13,801	393,328
Southside Bancshares, Inc.	11,400	240,198
Southwest Bancorp, Inc./Oklahoma*	15,157	187,947
State Bancorp, Inc./New York	13,496	124,838
StellarOne Corp.	16,896	245,668
Sterling Bancorp/New York	21,698	227,178
Sterling Bancshares, Inc./Texas	84,567	593,660
Suffolk Bancorp	7,962	196,502
Susquehanna Bancshares, Inc.	107,514	1,040,736
SVB Financial Group*	34,606	1,835,848
Texas Capital Bancshares, Inc.*	32,423	689,637
Tower Bancorp, Inc.	3,900	85,956
TowneBank/Virginia	19,182	304,802
Trico Bancshares	10,216	164,988
Trustmark Corp.	53,380	1,325,959
UMB Financial Corp.	26,518	1,098,376
Umpqua Holdings Corp.	91,804	1,118,173
United Bankshares, Inc.	34,217	999,136
United Community Banks, Inc./Georgia*	69,740	135,993
Univest Corp. of Pennsylvania	8,234	157,846
Washington Banking Co.	12,600	172,746
Webster Financial Corp.	56,165	1,106,450
WesBanco, Inc.	18,898	358,306
West Bancorp, Inc.	21,026	163,793
Westamerica Bancorp	24,074	1,335,385

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/SMALL COMPANY INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2010

	Number of Shares	Value (Note 1)

Western Alliance Bancorp*	38,960	$286,746
Whitney Holding Corp./Louisiana	77,400	1,095,210
Wilshire Bancorp, Inc.	15,900	121,158
Wintrust Financial Corp.	24,912	822,843

		52,181,215

Consumer Finance (0.6%)
Advance America Cash Advance Centers, Inc.	38,977	219,830
Cash America International, Inc.	24,338	898,802
Credit Acceptance Corp.*	5,111	320,818
Dollar Financial Corp.*	21,405	612,825
EZCORP, Inc., Class A*	37,296	1,011,841
First Cash Financial Services, Inc.*	20,968	649,798
First Marblehead Corp.*	50,900	110,453
Nelnet, Inc., Class A	16,369	387,782
Netspend Holdings, Inc.*	23,782	304,885
World Acceptance Corp.*	13,381	706,517

		5,223,551

Diversified Financial Services (0.5%)
Asset Acceptance Capital Corp.*	12,300	72,939
Compass Diversified Holdings	25,898	458,136
Encore Capital Group, Inc.*	11,444	268,362
Life Partners Holdings, Inc.	6,097	116,635
MarketAxess Holdings, Inc.	29,512	614,145
NewStar Financial, Inc.*	22,828	241,292
PHH Corp.*	44,915	1,039,782
PICO Holdings, Inc.*	17,775	565,245
Portfolio Recovery Associates, Inc.*	13,516	1,016,403

		4,392,939

Insurance (2.8%)
Alterra Capital Holdings Ltd.	77,214	1,670,911
American Equity Investment Life Holding Co.	49,493	621,137
American Safety Insurance Holdings Ltd.*	9,506	203,238
AMERISAFE, Inc.*	15,600	273,000
Amtrust Financial Services, Inc.	17,700	309,750
Argo Group International Holdings Ltd.	26,939	1,008,866
Baldwin & Lyons, Inc., Class B	6,923	162,898
Citizens, Inc./Texas*	25,949	193,320
CNA Surety Corp.*	14,287	338,316
CNO Financial Group, Inc.*	169,101	1,146,505
Delphi Financial Group, Inc., Class A	38,659	1,114,926
Donegal Group, Inc., Class A	10,144	146,885
eHealth, Inc.*	18,100	256,839
EMC Insurance Group, Inc.	4,080	92,371
Employers Holdings, Inc.	38,801	678,242
Enstar Group Ltd.*	5,188	438,801
FBL Financial Group, Inc., Class A	10,900	312,503
First American Financial Corp.	83,300	1,244,502
First Mercury Financial Corp.	12,143	199,145
Flagstone Reinsurance Holdings S.A.	35,395	445,977
Gerova Financial Group Ltd.*	3,940	118,200

	Number of Shares	Value (Note 1)

Greenlight Capital Reinsurance Ltd., Class A*	23,193	$621,804
Harleysville Group, Inc.	11,188	411,047
Hilltop Holdings, Inc.*	32,684	324,225
Horace Mann Educators Corp.	32,637	588,772
Infinity Property & Casualty Corp.	11,552	713,914
Kansas City Life Insurance Co.	3,500	115,605
Maiden Holdings Ltd.	43,061	338,460
Meadowbrook Insurance Group, Inc.	47,777	489,714
Montpelier Reinsurance Holdings Ltd.	58,593	1,168,344
National Financial Partners Corp.*	34,969	468,585
National Western Life Insurance Co., Class A	1,905	317,602
Navigators Group, Inc.*	12,303	619,456
Platinum Underwriters Holdings Ltd.	36,727	1,651,613
Presidential Life Corp.	14,858	147,540
Primerica, Inc.	19,300	468,025
ProAssurance Corp.*	27,297	1,654,198
RLI Corp.	16,348	859,414
Safety Insurance Group, Inc.	10,875	517,324
SeaBright Holdings, Inc.	18,420	169,832
Selective Insurance Group, Inc.	43,532	790,106
State Auto Financial Corp.	11,834	206,148
Stewart Information Services Corp.	12,627	145,589
Tower Group, Inc.	28,421	727,009
United Fire & Casualty Co.	20,164	450,061

		24,940,719

Real Estate Investment Trusts (REITs) (7.1%)
Acadia Realty Trust (REIT)	32,673	595,956
Agree Realty Corp. (REIT)	5,912	154,835
Alexander’s, Inc. (REIT)	1,775	731,797
American Campus Communities, Inc. (REIT)	52,400	1,664,224
American Capital Agency Corp. (REIT)	38,879	1,117,382
Anworth Mortgage Asset Corp. (REIT)	93,511	654,577
Apollo Commercial Real Estate Finance, Inc. (REIT)	8,200	134,070
Ashford Hospitality Trust, Inc. (REIT)*	43,700	421,705
Associated Estates Realty Corp. (REIT)	25,324	387,204
BioMed Realty Trust, Inc. (REIT)	100,447	1,873,337
CapLease, Inc. (REIT)	40,725	237,019
Capstead Mortgage Corp. (REIT)	57,077	718,599
CBL & Associates Properties, Inc. (REIT)	113,738	1,990,415
Cedar Shopping Centers, Inc. (REIT)	33,046	207,859
Chesapeake Lodging Trust (REIT)	6,200	116,622
Colonial Properties Trust (REIT)	56,333	1,016,811
Colony Financial, Inc. (REIT)	12,046	241,161
Cousins Properties, Inc. (REIT)	69,831	582,391

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/SMALL COMPANY INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2010

	Number of Shares	Value (Note 1)

CreXus Investment Corp. (REIT)	11,200	$146,720
Cypress Sharpridge Investments, Inc. (REIT)	28,025	361,803
DCT Industrial Trust, Inc. (REIT)	168,600	895,266
DiamondRock Hospitality Co. (REIT)*	123,698	1,484,376
DuPont Fabros Technology, Inc. (REIT)	32,800	697,656
Dynex Capital, Inc. (REIT)	9,900	108,108
EastGroup Properties, Inc. (REIT)	21,827	923,719
Education Realty Trust, Inc. (REIT)	41,294	320,854
Entertainment Properties Trust (REIT)	35,114	1,624,022
Equity Lifestyle Properties, Inc. (REIT)	20,849	1,166,085
Equity One, Inc. (REIT)	29,786	541,509
Extra Space Storage, Inc. (REIT)	74,533	1,296,874
FelCor Lodging Trust, Inc. (REIT)*	54,972	387,003
First Industrial Realty Trust, Inc. (REIT)*	44,930	393,587
First Potomac Realty Trust (REIT)	31,244	525,524
Franklin Street Properties Corp. (REIT)	55,099	785,161
Getty Realty Corp. (REIT)	15,620	488,594
Gladstone Commercial Corp. (REIT)	7,100	133,693
Glimcher Realty Trust (REIT)	52,932	444,629
Government Properties Income Trust (REIT)	21,866	585,790
Hatteras Financial Corp. (REIT)	36,075	1,091,990
Healthcare Realty Trust, Inc. (REIT)	48,958	1,036,441
Hersha Hospitality Trust (REIT)	99,877	659,188
Highwoods Properties, Inc. (REIT)	60,195	1,917,211
Home Properties, Inc. (REIT)	31,650	1,756,258
Inland Real Estate Corp. (REIT)	57,908	509,590
Invesco Mortgage Capital, Inc. (REIT)	30,590	668,086
Investors Real Estate Trust (REIT)	60,196	539,958
iStar Financial, Inc. (REIT)*	71,700	560,694
Kilroy Realty Corp. (REIT)	42,943	1,566,131
Kite Realty Group Trust (REIT)	46,229	250,099
LaSalle Hotel Properties (REIT)	57,340	1,513,776
Lexington Realty Trust (REIT)	86,986	691,539
LTC Properties, Inc. (REIT)	21,469	602,850
Medical Properties Trust, Inc. (REIT)	91,312	988,909
MFA Financial, Inc. (REIT)	238,166	1,943,435
Mid-America Apartment Communities, Inc. (REIT)	25,993	1,650,296
Mission West Properties, Inc. (REIT)	22,180	148,384
Monmouth Real Estate Investment Corp. (REIT), Class A	18,161	154,368
National Health Investors, Inc. (REIT)	21,328	960,187

	Number of Shares	Value (Note 1)

National Retail Properties, Inc. (REIT)	65,987	$1,748,655
Newcastle Investment Corp. (REIT)*	47,600	318,920
NorthStar Realty Finance Corp. (REIT)	50,399	239,395
Omega Healthcare Investors, Inc. (REIT)	76,108	1,707,863
Parkway Properties, Inc./Maryland (REIT)	18,372	321,877
Pebblebrook Hotel Trust (REIT)	29,343	596,250
Pennsylvania Real Estate Investment Trust (REIT)	44,352	644,435
Post Properties, Inc. (REIT)	42,099	1,528,194
Potlatch Corp. (REIT)	34,544	1,124,407
PS Business Parks, Inc. (REIT)	14,780	823,542
Ramco-Gershenson Properties Trust (REIT)	30,400	378,480
Redwood Trust, Inc. (REIT)	63,891	953,893
Resource Capital Corp. (REIT)	26,794	197,740
Retail Opportunity Investments Corp. (REIT)	33,500	331,985
Sabra Healthcare REIT, Inc. (REIT)	19,773	363,823
Saul Centers, Inc. (REIT)	5,800	274,630
Sovran Self Storage, Inc. (REIT)	23,362	859,955
Strategic Hotels & Resorts, Inc. (REIT)*	122,410	647,549
Sun Communities, Inc. (REIT)	13,628	453,949
Sunstone Hotel Investors, Inc. (REIT)*	77,171	797,176
Tanger Factory Outlet Centers (REIT)	33,221	1,700,583
Terreno Realty Corp. (REIT)*	7,200	129,096
Universal Health Realty Income Trust (REIT)	11,050	403,656
Urstadt Biddle Properties, Inc. (REIT), Class A	14,489	281,811
U-Store-It Trust (REIT)	70,668	673,466
Walter Investment Management Corp. (REIT)	19,568	351,050
Washington Real Estate Investment Trust (REIT)	48,017	1,488,047
Winthrop Realty Trust (REIT)	12,400	158,596

		64,865,350

Real Estate Management & Development (0.2%)
Avatar Holdings, Inc.*	6,400	126,848
Campus Crest Communities, Inc. (REIT)	23,339	327,213
Consolidated-Tomoka Land Co.	4,600	132,940
Forestar Group, Inc.*	31,321	604,495
Tejon Ranch Co.*	7,802	214,945

		1,406,441

Thrifts & Mortgage Finance (1.4%)
Abington Bancorp, Inc.	15,485	184,736
Astoria Financial Corp.	70,553	981,392
BankFinancial Corp.	22,221	216,655
Beneficial Mutual Bancorp, Inc.*	22,754	200,918
Berkshire Hills Bancorp, Inc.	11,244	248,492
Brookline Bancorp, Inc.	54,077	586,735

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/SMALL COMPANY INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2010

	Number of Shares	Value (Note 1)

Dime Community Bancshares, Inc.	18,101	$264,094
ESB Financial Corp.	7,408	120,306
ESSA Bancorp, Inc.	9,839	130,072
First Financial Holdings, Inc.	13,091	150,677
Flagstar Bancorp, Inc.*	55,800	90,954
Flushing Financial Corp.	24,842	347,788
Home Federal Bancorp, Inc./Idaho	12,482	153,154
Kearny Financial Corp.	18,996	163,366
Meridian Interstate Bancorp, Inc.*	13,991	164,954
MGIC Investment Corp.*	165,747	1,688,962
NewAlliance Bancshares, Inc.	88,126	1,320,127
Northwest Bancshares, Inc.	88,810	1,044,406
OceanFirst Financial Corp.	10,800	138,996
Ocwen Financial Corp.*	51,485	491,167
Oritani Financial Corp.	44,350	542,844
PMI Group, Inc.*	115,439	380,949
Provident Financial Services, Inc.	55,316	836,931
Provident New York Bancorp	34,745	364,475
Radian Group, Inc.	107,967	871,294
Territorial Bancorp, Inc.	10,395	206,964
TrustCo Bank Corp. NY	70,354	446,044
United Financial Bancorp, Inc.	13,745	209,886
ViewPoint Financial Group	11,760	137,474

		12,684,812

Total Financials		184,139,625

Health Care (12.2%)
Biotechnology (3.1%)
Acorda Therapeutics, Inc.*	32,435	884,178
Affymax, Inc.*	12,393	82,413
Alkermes, Inc.*	83,825	1,029,371
Allos Therapeutics, Inc.*	47,269	217,910
Alnylam Pharmaceuticals, Inc.*	33,101	326,376
AMAG Pharmaceuticals, Inc.*	15,823	286,396
Arena Pharmaceuticals, Inc.*	84,134	144,710
ARIAD Pharmaceuticals, Inc.*	112,157	572,001
ArQule, Inc.*	46,615	273,630
Array BioPharma, Inc.*	68,919	206,068
BioCryst Pharmaceuticals, Inc.*	21,203	109,619
Celera Corp.*	71,271	449,007
Celldex Therapeutics, Inc.*	16,278	67,065
Cepheid, Inc.*	53,849	1,225,065
Codexis, Inc.*	29,916	317,110
Cubist Pharmaceuticals, Inc.*	49,318	1,055,405
Cytokinetics, Inc.*	46,685	97,572
Cytori Therapeutics, Inc.*	3,720	19,307
Dyax Corp.*	64,968	139,032
Emergent Biosolutions, Inc.*	15,400	361,284
Enzon Pharmaceuticals, Inc.*	41,114	500,357
Exelixis, Inc.*	92,186	756,847
Genomic Health, Inc.*	13,012	278,327
Geron Corp.*	80,111	414,174
Halozyme Therapeutics, Inc.*	55,035	435,877
Idenix Pharmaceuticals, Inc.*	48,700	245,448
Immunogen, Inc.*	47,068	435,850
Incyte Corp.*	78,747	1,304,050
InterMune, Inc.*	36,934	1,344,398
Ironwood Pharmaceuticals, Inc.*	18,300	189,405

	Number of Shares	Value (Note 1)

Isis Pharmaceuticals, Inc.*	84,998	$860,180
Lexicon Pharmaceuticals, Inc.*	121,679	175,218
Ligand Pharmaceuticals, Inc., Class B*	13,726	122,436
MannKind Corp.*	48,416	390,233
Martek Biosciences Corp.*	30,182	944,697
Maxygen, Inc.	35,908	141,118
Medivation, Inc.*	26,386	400,276
Metabolix, Inc.*	21,834	265,720
Micromet, Inc.*	64,779	526,005
Momenta Pharmaceuticals, Inc.*	31,728	474,968
Nabi Biopharmaceuticals*	39,237	227,182
Nanosphere, Inc.*	827	3,606
Neurocrine Biosciences, Inc.*	32,000	244,480
Novavax, Inc.*	71,059	172,673
NPS Pharmaceuticals, Inc.*	39,622	313,014
Onyx Pharmaceuticals, Inc.*	48,084	1,772,857
Opko Health, Inc.*	70,900	260,203
Orexigen Therapeutics, Inc.*	28,003	226,264
Osiris Therapeutics, Inc.*	12,884	100,366
PDL BioPharma, Inc.	104,627	651,826
Pharmacyclics, Inc.*	36,000	218,880
Pharmasset, Inc.*	23,499	1,020,092
Progenics Pharmaceuticals, Inc.*	44,898	245,143
Rigel Pharmaceuticals, Inc.*	45,840	345,175
Sangamo BioSciences, Inc.*	37,600	249,664
Savient Pharmaceuticals, Inc.*	57,929	645,329
Seattle Genetics, Inc.*	72,755	1,087,687
SIGA Technologies, Inc.*	27,652	387,128
Spectrum Pharmaceuticals, Inc.*	34,365	236,088
StemCells, Inc.*	128,784	139,087
Synta Pharmaceuticals Corp.*	24,207	148,147
Targacept, Inc.*	19,100	506,150
Theravance, Inc.*	47,527	1,191,502
Vical, Inc.*	5,400	10,908

		28,472,554

Health Care Equipment & Supplies (3.3%)
Abaxis, Inc.*	16,862	452,745
ABIOMED, Inc.*	28,350	272,444
Accuray, Inc.*	41,000	276,750
Align Technology, Inc.*	45,476	888,601
Alphatec Holdings, Inc.*	46,909	126,654
American Medical Systems Holdings, Inc.*	65,723	1,239,536
Analogic Corp.	12,116	599,863
AngioDynamics, Inc.*	20,940	321,848
ArthroCare Corp.*	21,600	670,896
Conceptus, Inc.*	28,842	398,020
CONMED Corp.*	25,287	668,335
CryoLife, Inc.*	37,668	204,161
Cyberonics, Inc.*	25,834	801,371
Cynosure, Inc., Class A*	12,753	130,463
Delcath Systems, Inc.*	26,600	260,680
DexCom, Inc.*	37,808	516,079
DynaVox, Inc., Class A*	13,200	67,716
Greatbatch, Inc.*	21,718	524,490
Haemonetics Corp.*	19,754	1,248,058
Hansen Medical, Inc.*	4,950	7,276
HeartWare International, Inc.*	5,900	516,663
ICU Medical, Inc.*	9,545	348,393
Immucor, Inc.*	63,311	1,255,457

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/SMALL COMPANY INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2010

	Number of Shares	Value (Note 1)

Insulet Corp.*	30,378	$470,859
Integra LifeSciences Holdings Corp.*	15,144	716,311
Invacare Corp.	28,116	847,979
IRIS International, Inc.*	17,037	174,289
Kensey Nash Corp.*	8,104	225,534
MAKO Surgical Corp.*	20,500	312,010
Masimo Corp.	43,438	1,262,743
Medical Action Industries, Inc.*	19,104	183,016
MELA Sciences, Inc.*	3,050	10,218
Meridian Bioscience, Inc.	36,277	840,175
Merit Medical Systems, Inc.*	22,486	355,953
Natus Medical, Inc.*	27,018	383,115
Neogen Corp.*	15,978	655,577
NuVasive, Inc.*	33,609	862,071
NxStage Medical, Inc.*	18,700	465,256
OraSure Technologies, Inc.*	40,086	230,494
Orthofix International N.V.*	15,053	436,537
Orthovita, Inc.*	58,808	118,204
Palomar Medical Technologies, Inc.*	15,971	226,948
Quidel Corp.*	19,500	281,775
Rochester Medical Corp.*	15,389	168,048
RTI Biologics, Inc.*	46,849	125,087
Sirona Dental Systems, Inc.*	26,867	1,122,503
SonoSite, Inc.*	14,365	453,934
Stereotaxis, Inc.*	53,634	205,418
STERIS Corp.	47,570	1,734,402
SurModics, Inc.*	14,421	171,177
Symmetry Medical, Inc.*	33,416	309,098
Syneron Medical Ltd.*	28,500	290,415
Synovis Life Technologies, Inc.*	10,689	172,200
TomoTherapy, Inc.*	13,639	49,237
Unilife Corp.*	38,600	204,580
Vascular Solutions, Inc.*	21,668	253,949
Volcano Corp.*	42,624	1,164,061
West Pharmaceutical Services, Inc.	30,064	1,238,637
Wright Medical Group, Inc.*	31,559	490,111
Zoll Medical Corp.*	16,401	610,609

		29,619,029

Health Care Providers & Services (3.1%)
Accretive Health, Inc.*	17,500	284,375
Air Methods Corp.*	9,000	506,430
Alliance HealthCare Services, Inc.*	29,549	125,288
Almost Family, Inc.*	6,700	257,414
Amedisys, Inc.*	24,634	825,239
AMERIGROUP Corp.*	41,470	1,821,362
Amsurg Corp.*	25,262	529,239
Assisted Living Concepts, Inc., Class A*	7,341	238,803
Bio-Reference Labs, Inc.*	21,430	475,317
BioScrip, Inc.*	38,300	200,309
CardioNet, Inc.*	22,102	103,437
Catalyst Health Solutions, Inc.*	31,127	1,447,094
Centene Corp.*	39,183	992,897
Chemed Corp.	19,590	1,244,161
Chindex International, Inc.*	15,396	253,880
Cross Country Healthcare, Inc.*	28,695	243,047
Emeritus Corp.*	18,206	358,840
Ensign Group, Inc.	14,524	361,212
Genoptix, Inc.*	15,675	298,138

	Number of Shares	Value (Note 1)

Gentiva Health Services, Inc.*	26,641	$708,651
Hanger Orthopedic Group, Inc.*	28,309	599,868
HealthSouth Corp.*	81,806	1,694,202
Healthspring, Inc.*	46,478	1,233,061
Healthways, Inc.*	32,147	358,761
HMS Holdings Corp.*	23,943	1,550,788
IPC The Hospitalist Co., Inc.*	14,984	584,526
Kindred Healthcare, Inc.*	36,329	667,364
Landauer, Inc.	8,626	517,301
LHC Group, Inc.*	12,043	361,290
Magellan Health Services, Inc.*	29,315	1,386,013
Molina Healthcare, Inc.*	9,607	267,555
MWI Veterinary Supply, Inc.*	9,592	605,735
National Healthcare Corp.	7,200	333,144
Owens & Minor, Inc. #	48,400	1,424,412
PharMerica Corp.*	24,781	283,742
Providence Service Corp.*	5,723	91,969
PSS World Medical, Inc.*	44,221	999,395
RehabCare Group, Inc.*	20,680	490,116
Select Medical Holdings Corp.*	28,203	206,164
Skilled Healthcare Group, Inc., Class A*	27,166	243,951
Sun Healthcare Group, Inc.*	19,773	250,326
Sunrise Senior Living, Inc.*	24,077	131,220
Team Health Holdings, Inc.*	17,400	270,396
Triple-S Management Corp., Class B*	14,336	273,531
U.S. Physical Therapy, Inc.*	9,807	194,375
Universal American Corp.	24,150	493,867
WellCare Health Plans, Inc.*	39,284	1,187,162

		27,975,367

Health Care Technology (0.5%)
athenahealth, Inc.*	31,181	1,277,797
Computer Programs & Systems, Inc.	7,602	356,078
MedAssets, Inc.*	36,682	740,609
Medidata Solutions, Inc.*	15,600	372,528
Merge Healthcare, Inc.*	52,592	196,168
Omnicell, Inc.*	28,055	405,395
Quality Systems, Inc.	15,138	1,056,935
Vital Images, Inc.*	17,065	238,569

		4,644,079

Life Sciences Tools & Services (0.7%)
Accelrys, Inc.*	31,958	265,252
Affymetrix, Inc.*	54,400	273,632
Bruker Corp.*	58,232	966,651
Dionex Corp.*	13,396	1,580,862
Enzo Biochem, Inc.*	36,735	193,961
eResearchTechnology, Inc.*	39,075	287,201
Kendle International, Inc.*	11,716	127,587
Luminex Corp.*	37,219	680,363
Pacific Biosciences of California, Inc.*	18,000	286,380
PAREXEL International Corp.*	54,437	1,155,698
Sequenom, Inc.*	53,949	432,671

		6,250,258

Pharmaceuticals (1.5%)
Acura Pharmaceuticals, Inc.*	34,052	112,712
Auxilium Pharmaceuticals, Inc.*	38,257	807,223

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/SMALL COMPANY INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2010

	Number of Shares	Value (Note 1)

AVANIR Pharmaceuticals, Inc., Class A*	70,900	$289,272
Cadence Pharmaceuticals, Inc.*	25,735	194,299
Cypress Bioscience, Inc.*	31,549	204,438
Depomed, Inc.*	58,634	372,912
Durect Corp.*	96,364	332,456
Impax Laboratories, Inc.*	56,466	1,135,531
Inspire Pharmaceuticals, Inc.*	51,903	435,985
Jazz Pharmaceuticals, Inc.*	13,800	271,584
Lannett Co., Inc.*	33,557	187,584
Medicines Co.*	41,787	590,450
Medicis Pharmaceutical Corp., Class A	50,975	1,365,620
Nektar Therapeutics*	80,386	1,032,960
Obagi Medical Products, Inc.*	5,013	57,900
Optimer Pharmaceuticals, Inc.*	22,256	251,715
Par Pharmaceutical Cos., Inc.*	32,135	1,237,519
Pozen, Inc.*	26,986	179,457
Questcor Pharmaceuticals, Inc.*	47,900	705,567
Salix Pharmaceuticals Ltd.*	46,463	2,181,902
Sucampo Pharmaceuticals, Inc., Class A*	42,720	164,045
ViroPharma, Inc.*	63,233	1,095,196
Vivus, Inc.*	73,827	691,759
XenoPort, Inc.*	23,178	197,477

		14,095,563

Total Health Care		111,056,850

Industrials (15.7%)
Aerospace & Defense (1.9%)
AAR Corp.*	33,512	920,575
Aerovironment, Inc.*	10,321	276,913
American Science & Engineering, Inc.	7,277	620,219
Applied Signal Technology, Inc.	12,400	469,836
Ceradyne, Inc.*	24,493	772,264
Cubic Corp.	12,186	574,570
Curtiss-Wright Corp.	41,917	1,391,644
DigitalGlobe, Inc.*	22,113	701,203
Esterline Technologies Corp.*	22,687	1,556,101
GeoEye, Inc.*	15,341	650,305
HEICO Corp.	26,060	1,329,842
Hexcel Corp.*	75,059	1,357,817
Ladish Co., Inc.*	13,200	641,652
Moog, Inc., Class A*	37,353	1,486,650
National Presto Industries, Inc.	3,572	464,396
Orbital Sciences Corp.*	52,887	905,954
Teledyne Technologies, Inc.*	32,954	1,448,987
Triumph Group, Inc.	14,502	1,296,624

		16,865,552

Air Freight & Logistics (0.4%)
Air Transport Services Group, Inc.*	42,600	336,540
Atlas Air Worldwide Holdings, Inc.*	20,727	1,157,188
Forward Air Corp.	26,940	764,557
Hub Group, Inc., Class A*	34,333	1,206,462
Pacer International, Inc.*	28,620	195,761

		3,660,508

	Number of Shares	Value (Note 1)

Airlines (0.7%)
AirTran Holdings, Inc.*	99,811	$737,603
Alaska Air Group, Inc.*	28,707	1,627,400
Allegiant Travel Co.	12,677	624,216
Hawaiian Holdings, Inc.*	40,500	317,520
JetBlue Airways Corp.*	195,689	1,293,504
SkyWest, Inc.	54,215	846,838
U.S. Airways Group, Inc.*	123,786	1,239,098

		6,686,179

Building Products (0.6%)
A.O. Smith Corp.	27,822	1,059,462
AAON, Inc.	9,400	265,174
Ameron International Corp.	7,995	610,578
Apogee Enterprises, Inc.	21,400	288,258
Gibraltar Industries, Inc.*	23,000	312,110
Griffon Corp.*	51,143	651,562
Insteel Industries, Inc.	15,467	193,183
NCI Building Systems, Inc.*	2,492	34,863
Quanex Building Products Corp.	33,467	634,869
Simpson Manufacturing Co., Inc.	34,619	1,070,073
Universal Forest Products, Inc.	15,654	608,940

		5,729,072

Commercial Services & Supplies (2.6%)
ABM Industries, Inc.	40,632	1,068,622
ACCO Brands Corp.*	53,466	455,530
Brink’s Co.	38,400	1,032,192
Clean Harbors, Inc.*	19,018	1,599,033
Consolidated Graphics, Inc.*	11,364	550,359
Deluxe Corp.	46,861	1,078,740
EnergySolutions, Inc.	70,271	391,409
EnerNOC, Inc.*	15,744	376,439
Ennis, Inc.	22,556	385,708
Fuel Tech, Inc.*	18,014	174,916
G&K Services, Inc., Class A	17,482	540,369
GEO Group, Inc.*	48,474	1,195,369
Healthcare Services Group, Inc.	60,069	977,323
Herman Miller, Inc.	52,691	1,333,082
HNI Corp.	38,941	1,214,959
Innerworkings, Inc.*	23,805	155,923
Interface, Inc., Class A	40,298	630,664
Kimball International, Inc., Class B	22,522	155,402
Knoll, Inc.	39,158	655,113
McGrath RentCorp	19,645	515,092
Metalico, Inc.*	17,703	104,094
Mine Safety Appliances Co.	28,007	871,858
Mobile Mini, Inc.*	32,795	645,734
Rollins, Inc.	57,927	1,144,058
Standard Parking Corp.*	2,010	37,969
Steelcase, Inc., Class A	66,472	702,609
Sykes Enterprises, Inc.*	35,099	711,106
Team, Inc.*	14,800	358,160
Tetra Tech, Inc.* #	56,337	1,411,805
U.S. Ecology, Inc.	11,654	202,546
UniFirst Corp.	12,705	699,410
United Stationers, Inc.*	21,736	1,386,974
Viad Corp.	16,724	425,960

		23,188,527

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/SMALL COMPANY INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2010

	Number of Shares	Value (Note 1)

Construction & Engineering (0.8%)
Argan, Inc.*	12,930	$119,861
Comfort Systems USA, Inc.	32,243	424,640
Dycom Industries, Inc.*	39,416	581,386
EMCOR Group, Inc.*	54,399	1,576,483
Furmanite Corp.*	830	5,735
Granite Construction, Inc.	29,073	797,472
Great Lakes Dredge & Dock Corp.	46,707	344,231
Insituform Technologies, Inc., Class A*	34,662	918,890
Layne Christensen Co.*	17,093	588,341
MasTec, Inc.*	48,462	707,061
MYR Group, Inc.*	15,100	317,100
Northwest Pipe Co.*	7,972	191,567
Orion Marine Group, Inc.*	21,100	244,760
Sterling Construction Co., Inc.*	13,400	174,736
Tutor Perini Corp.	23,995	513,733

		7,505,996

Electrical Equipment (2.0%)
A123 Systems, Inc.*	58,200	555,228
Acuity Brands, Inc.	34,502	1,989,730
Advanced Battery Technologies, Inc.*	46,966	180,819
American Superconductor Corp.*	39,075	1,117,154
AZZ, Inc.	10,493	419,825
Baldor Electric Co.	36,894	2,325,798
Belden, Inc.	40,735	1,499,863
Brady Corp., Class A	37,141	1,211,168
Broadwind Energy, Inc.*	29,219	67,496
Encore Wire Corp.	17,428	437,094
Ener1, Inc.*	42,839	162,360
EnerSys*	37,539	1,205,753
Franklin Electric Co., Inc.	21,276	828,062
FuelCell Energy, Inc.*	63,560	146,824
GrafTech International Ltd.*	92,392	1,833,057
II-VI, Inc.*	21,393	991,780
LSI Industries, Inc.	6,318	53,450
Polypore International, Inc.*	19,200	782,016
Powell Industries, Inc.*	5,060	166,373
SatCon Technology Corp.*	88,700	399,150
Woodward Governor Co.	46,733	1,755,291

		18,128,291

Industrial Conglomerates (0.2%)
Raven Industries, Inc.	14,213	677,818
Seaboard Corp.	267	531,597
Standex International Corp.	9,079	271,553
Tredegar Corp.	28,029	543,202
United Capital Corp.*	1,351	43,907

		2,068,077

Machinery (3.3%)
3D Systems Corp.*	14,100	444,009
Actuant Corp., Class A	52,613	1,400,558
Albany International Corp., Class A	27,591	653,631
Altra Holdings, Inc.*	22,700	450,822
American Railcar Industries, Inc.*	7,969	176,354
Ampco-Pittsburgh Corp.	1,780	49,929
ArvinMeritor, Inc.*	77,735	1,595,122

	Number of Shares	Value (Note 1)

Astec Industries, Inc.*	15,843	$513,472
Badger Meter, Inc.	13,430	593,875
Barnes Group, Inc.	45,506	940,609
Blount International, Inc.*	51,233	807,432
Briggs & Stratton Corp.	46,044	906,606
Cascade Corp.	7,000	330,960
Chart Industries, Inc.*	26,821	906,013
CIRCOR International, Inc.	15,109	638,808
CLARCOR, Inc.	40,474	1,735,930
Colfax Corp.*	20,400	375,564
Columbus McKinnon Corp.*	14,600	296,672
Commercial Vehicle Group, Inc.*	18,800	305,500
Energy Recovery, Inc.*	25,255	92,433
EnPro Industries, Inc.*	17,254	717,076
ESCO Technologies, Inc.	24,852	940,400
Federal Signal Corp.	44,885	307,911
Flow International Corp.*	16,296	66,651
Force Protection, Inc.*	59,260	326,522
Gorman-Rupp Co.	10,776	348,280
Greenbrier Cos., Inc.*	14,500	304,355
John Bean Technologies Corp.	25,631	515,952
Kaydon Corp.	30,954	1,260,447
L.B. Foster Co., Class A*	7,800	319,332
Lindsay Corp.	11,575	687,902
McCoy Corp.*	3,100	11,536
Met-Pro Corp.	8,996	106,243
Middleby Corp.*	12,998	1,097,291
Mueller Industries, Inc.	32,157	1,051,534
Mueller Water Products, Inc., Class A	141,493	590,026
NACCO Industries, Inc., Class A	4,400	476,828
Nordson Corp.	27,945	2,567,587
RBC Bearings, Inc.*	17,000	664,360
Robbins & Myers, Inc.	24,068	861,153
Sun Hydraulics Corp.	10,500	396,900
Tennant Co.	15,831	608,069
Titan International, Inc.	29,200	570,568
Wabash National Corp.*	47,300	560,505
Watts Water Technologies, Inc., Class A	27,659	1,012,043

		29,583,770

Marine (0.1%)
Genco Shipping & Trading Ltd.*	22,967	330,725
Horizon Lines, Inc., Class A	32,800	143,336
International Shipholding Corp.	5,969	151,612
Ultrapetrol Bahamas Ltd.*	12,635	81,243

		706,916

Professional Services (1.2%)
Acacia Research Corp. - Acacia Technologies*	29,741	771,482
Administaff, Inc.	17,787	521,159
Advisory Board Co.*	14,242	678,346
Corporate Executive Board Co.	31,704	1,190,485
CoStar Group, Inc.*	18,236	1,049,664
Dolan Co.*	23,300	324,336
Exponent, Inc.*	12,223	458,729
Heidrick & Struggles International, Inc.	15,604	447,055
Hill International, Inc.*	32,434	209,848
Huron Consulting Group, Inc.*	18,750	495,938

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/SMALL COMPANY INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2010

	Number of Shares	Value (Note 1)

ICF International, Inc.*	13,700	$352,364
Kelly Services, Inc., Class A*	19,134	359,719
Kforce, Inc.*	28,891	467,456
Korn/Ferry International*	37,552	867,827
Navigant Consulting, Inc.*	42,332	389,454
Resources Connection, Inc.	41,095	763,956
SFN Group, Inc.*	41,200	402,112
TrueBlue, Inc.*	35,615	640,714
VSE Corp.	3,825	126,302

		10,516,946

Road & Rail (1.0%)
Amerco, Inc.*	8,242	791,562
Arkansas Best Corp.	23,168	635,266
Avis Budget Group, Inc.*	94,764	1,474,528
Dollar Thrifty Automotive Group, Inc.*	23,399	1,105,837
Genesee & Wyoming, Inc., Class A*	31,361	1,660,565
Heartland Express, Inc.	48,655	779,453
Knight Transportation, Inc.	54,150	1,028,850
Old Dominion Freight Line, Inc.*	36,393	1,164,212
Patriot Transportation Holding, Inc.*	300	27,888
Werner Enterprises, Inc.	35,366	799,272

		9,467,433

Trading Companies & Distributors (0.9%)
Aircastle Ltd.	33,955	354,830
Applied Industrial Technologies, Inc.	38,188	1,240,346
Beacon Roofing Supply, Inc.*	42,176	753,685
CAI International, Inc.*	3,870	75,852
Houston Wire & Cable Co.	10,410	139,910
Interline Brands, Inc.*	30,046	684,147
Kaman Corp.	23,992	697,447
Lawson Products, Inc.	5,314	132,266
RSC Holdings, Inc.*	44,821	436,557
Rush Enterprises, Inc., Class A*	32,200	658,168
TAL International Group, Inc.	12,400	382,788
United Rentals, Inc.*	55,944	1,272,726
Watsco, Inc.	23,687	1,494,176

		8,322,898

Total Industrials		142,430,165

Information Technology (18.3%)
Communications Equipment (3.0%)
Acme Packet, Inc.*	33,447	1,778,043
ADTRAN, Inc.	49,306	1,785,370
Arris Group, Inc.*	110,703	1,242,088
Aruba Networks, Inc.*	60,316	1,259,398
Aviat Networks, Inc.*	42,137	213,635
Bel Fuse, Inc., Class B	1,450	34,655
BigBand Networks, Inc.*	39,895	111,706
Black Box Corp.	15,043	575,996
Blue Coat Systems, Inc.*	36,795	1,099,067
Comtech Telecommunications Corp.	25,643	711,080
DG FastChannel, Inc.*	20,260	585,109
EMS Technologies, Inc.*	11,349	224,483
Emulex Corp.*	79,657	928,801

	Number of Shares	Value (Note 1)

Finisar Corp.*	60,400	$1,793,276
Globecomm Systems, Inc.*	3,550	35,500
Harmonic, Inc.*	86,459	740,954
Infinera Corp.*	86,261	891,076
InterDigital, Inc.*	34,625	1,441,785
Ixia*	26,063	437,337
Loral Space & Communications, Inc.*	10,096	772,344
NETGEAR, Inc.*	31,829	1,072,001
Oclaro, Inc.*	39,600	520,740
Oplink Communications, Inc.*	16,800	310,296
Opnext, Inc.*	83,712	147,333
PC-Tel, Inc.*	6,672	40,032
Plantronics, Inc.	38,259	1,424,000
Powerwave Technologies, Inc.*	88,598	225,039
Riverbed Technology, Inc.*	96,812	3,404,878
SeaChange International, Inc.*	28,110	240,340
Sonus Networks, Inc.*	163,241	435,853
Sycamore Networks, Inc.	16,421	338,108
Tekelec*	58,881	701,273
UTStarcom, Inc.*	93,400	192,404
ViaSat, Inc.*	27,140	1,205,287

		26,919,287

Computers & Peripherals (0.7%)
Avid Technology, Inc.*	22,731	396,883
Compellent Technologies, Inc.*	13,900	383,501
Electronics for Imaging, Inc.*	49,952	714,813
Hypercom Corp.*	35,400	296,298
Imation Corp.*	22,476	231,728
Intermec, Inc.*	57,202	724,177
Novatel Wireless, Inc.*	24,000	229,200
Quantum Corp.*	201,581	749,881
STEC, Inc.*	32,499	573,608
Stratasys, Inc.*	22,466	733,290
Super Micro Computer, Inc.*	19,200	221,568
Synaptics, Inc.*	30,737	903,053
Xyratex Ltd.*	24,200	394,702

		6,552,702

Electronic Equipment, Instruments & Components (2.5%)
Anixter International, Inc.	21,958	1,311,551
Benchmark Electronics, Inc.*	48,348	878,000
Brightpoint, Inc.*	43,412	378,987
Checkpoint Systems, Inc.*	36,911	758,521
Cognex Corp.	36,803	1,082,744
Coherent, Inc.*	21,452	968,343
Comverge, Inc.*	20,308	140,328
CPI International, Inc.*	473	9,153
CTS Corp.	28,000	309,680
Daktronics, Inc.	26,800	426,656
DTS, Inc.*	15,895	779,650
Electro Rent Corp.	2,169	35,051
Electro Scientific Industries, Inc.*	21,200	339,836
FARO Technologies, Inc.*	16,067	527,640
Insight Enterprises, Inc.*	46,143	607,242
IPG Photonics Corp.*	19,760	624,811
L-1 Identity Solutions, Inc.*	69,037	822,231
Littelfuse, Inc.	19,549	919,976
Maxwell Technologies, Inc.*	21,200	400,468
Measurement Specialties, Inc.*	11,100	325,785
Mercury Computer Systems, Inc.*	18,200	334,516

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/SMALL COMPANY INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2010

	Number of Shares	Value (Note 1)

Methode Electronics, Inc.	45,082	$584,714
Microvision, Inc.*	71,396	132,797
MTS Systems Corp.	15,602	584,451
Multi-Fineline Electronix, Inc.*	9,200	243,708
Newport Corp.*	27,187	472,238
OSI Systems, Inc.*	15,768	573,324
Park Electrochemical Corp.	15,472	464,160
PC Connection, Inc.*	21,196	187,797
Plexus Corp.*	36,075	1,116,161
Power-One, Inc.*	65,400	667,080
RadiSys Corp.*	23,542	209,524
Rofin-Sinar Technologies, Inc.*	24,925	883,342
Rogers Corp.*	13,684	523,413
Sanmina-SCI Corp.*	63,800	732,424
Scansource, Inc.*	23,039	734,944
SYNNEX Corp.*	15,862	494,894
TTM Technologies, Inc.*	65,362	974,547
Universal Display Corp.*	23,260	712,919

		22,273,606

Internet Software & Services (1.9%)
Ancestry.com, Inc.*	15,200	430,464
Art Technology Group, Inc.*	109,506	654,846
comScore, Inc.*	26,663	594,852
Constant Contact, Inc.*	18,346	568,543
DealerTrack Holdings, Inc.*	37,064	743,874
Digital River, Inc.*	35,331	1,216,093
EarthLink, Inc.	103,433	889,524
GSI Commerce, Inc.*	49,812	1,155,638
InfoSpace, Inc.*	28,000	232,400
j2 Global Communications, Inc.*	41,578	1,203,683
Keynote Systems, Inc.	12,104	176,961
KIT Digital, Inc.*	21,600	346,464
LivePerson, Inc.*	34,100	385,330
LogMeIn, Inc.*	12,100	536,514
Move, Inc.*	120,105	308,670
NIC, Inc.	46,855	454,962
OpenTable, Inc.*	12,700	895,096
Openwave Systems, Inc.*	79,841	169,263
Rackspace Hosting, Inc.*	77,790	2,443,384
RightNow Technologies, Inc.*	24,700	584,649
SAVVIS, Inc.*	35,722	911,625
Stamps.com, Inc.	14,405	190,866
Terremark Worldwide, Inc.*	60,575	784,446
United Online, Inc.	72,273	477,002
ValueClick, Inc.*	62,424	1,000,657
Vocus, Inc.*	12,900	356,814

		17,712,620

IT Services (2.1%)
Acxiom Corp.*	63,869	1,095,353
CACI International, Inc., Class A*	27,959	1,493,011
Cardtronics, Inc.*	21,600	382,320
CSG Systems International, Inc.*	33,465	633,827
Euronet Worldwide, Inc.*	44,426	774,789
Forrester Research, Inc.	11,280	398,071
Global Cash Access Holdings, Inc.*	40,400	128,876
Hackett Group, Inc.*	10,719	37,624
Heartland Payment Systems, Inc.	35,637	549,523
iGATE Corp.	19,000	374,490

	Number of Shares	Value (Note 1)

Integral Systems, Inc.*	23,769	$235,551
Jack Henry & Associates, Inc.	68,044	1,983,483
Lionbridge Technologies, Inc.*	46,700	172,323
ManTech International Corp., Class A*	18,541	766,300
MAXIMUS, Inc.	16,442	1,078,266
MoneyGram International, Inc.*	67,800	183,738
NCI, Inc., Class A*	8,225	189,093
Online Resources Corp.*	38,873	180,759
Sapient Corp.	83,569	1,011,185
SRA International, Inc., Class A*	39,774	813,378
Stream Global Services, Inc.*	38,200	150,890
Syntel, Inc.	12,582	601,294
TeleTech Holdings, Inc.*	34,125	702,634
TNS, Inc.*	23,218	482,934
Unisys Corp.*	34,464	892,273
VeriFone Systems, Inc.*	67,731	2,611,707
Wright Express Corp.*	34,002	1,564,092

		19,487,784

Semiconductors & Semiconductor Equipment (3.8%)
Advanced Analogic Technologies, Inc.*	51,670	207,197
Advanced Energy Industries, Inc.*	26,403	360,137
Amkor Technology, Inc.*	104,109	769,366
ANADIGICS, Inc.*	52,100	361,053
Applied Micro Circuits Corp.*	58,562	625,442
ATMI, Inc.*	29,870	595,608
Brooks Automation, Inc.*	59,550	540,118
Cabot Microelectronics Corp.*	22,120	916,874
Cavium Networks, Inc.*	35,602	1,341,483
CEVA, Inc.*	16,200	332,100
Cirrus Logic, Inc.*	53,467	854,403
Cohu, Inc.	18,100	300,098
Cymer, Inc.*	26,598	1,198,772
Day4 Energy, Inc.*	7,000	4,083
Diodes, Inc.*	29,708	801,819
Entegris, Inc.*	100,746	752,573
Entropic Communications, Inc.*	44,945	542,936
Exar Corp.*	30,032	209,623
FEI Co.*	34,673	915,714
FormFactor, Inc.*	42,795	380,020
GT Solar International, Inc.*	50,100	456,912
Hittite Microwave Corp.*	21,915	1,337,692
Integrated Device Technology, Inc.*	130,200	867,132
Kulicke & Soffa Industries, Inc.*	56,441	406,375
Lattice Semiconductor Corp.*	96,400	584,184
LTX-Credence Corp.*	37,600	278,240
MaxLinear, Inc., Class A*	15,600	167,856
Micrel, Inc.	40,675	528,368
Microsemi Corp.*	74,627	1,708,958
MIPS Technologies, Inc.*	36,400	551,824
MKS Instruments, Inc.*	42,872	1,049,935
Monolithic Power Systems, Inc.*	31,496	520,314
Netlogic Microsystems, Inc.*	50,210	1,577,096
NVE Corp.*	4,043	233,807
OmniVision Technologies, Inc.*	41,618	1,232,309
Pericom Semiconductor Corp.*	21,500	236,070
Photronics, Inc.*	41,000	242,310
Power Integrations, Inc.	24,124	968,337

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/SMALL COMPANY INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2010

	Number of Shares	Value (Note 1)

RF Micro Devices, Inc.*	212,846	$1,564,418
Rubicon Technology, Inc.*	10,200	215,016
Semtech Corp.*	55,396	1,254,165
Sigma Designs, Inc.*	20,459	289,904
Silicon Image, Inc.*	60,800	446,880
Standard Microsystems Corp.*	17,920	516,634
Tessera Technologies, Inc.*	43,710	968,176
Trident Microsystems, Inc.*	41,033	73,039
TriQuint Semiconductor, Inc.*	125,665	1,469,024
Ultratech, Inc.*	17,324	344,401
Veeco Instruments, Inc.*	30,694	1,318,614
Volterra Semiconductor Corp.*	19,883	460,490
Zoran Corp.*	44,522	391,794

		34,269,693

Software (4.3%)
ACI Worldwide, Inc.*	31,072	834,905
Actuate Corp.*	37,203	212,057
Advent Software, Inc.*	13,507	782,325
American Software, Inc., Class A	6,090	41,229
Ariba, Inc.*	77,194	1,813,287
Aspen Technology, Inc.*	49,900	633,730
Blackbaud, Inc.	41,587	1,077,103
Blackboard, Inc.*	27,157	1,121,584
Bottomline Technologies, Inc.*	23,491	509,990
CommVault Systems, Inc.*	39,714	1,136,615
Concur Technologies, Inc.*	34,420	1,787,431
Ebix, Inc.*	18,849	446,156
Epicor Software Corp.*	46,139	466,004
EPIQ Systems, Inc.	31,930	438,399
Fair Isaac Corp.	33,127	774,178
FalconStor Software, Inc.*	44,909	150,445
Fortinet, Inc.*	31,700	1,025,495
JDA Software Group, Inc.*	33,455	936,740
Kenexa Corp.*	18,700	407,473
Lawson Software, Inc.*	127,975	1,183,769
Manhattan Associates, Inc.*	21,550	658,137
Mentor Graphics Corp.*	87,318	1,047,816
MicroStrategy, Inc., Class A*	8,709	744,358
NetScout Systems, Inc.*	18,154	417,724
NetSuite, Inc.*	17,700	442,500
Parametric Technology Corp.*	92,645	2,087,292
Pegasystems, Inc.	10,425	381,868
Progress Software Corp.*	37,518	1,587,762
QAD, Inc., Class A*	63	573
QAD, Inc., Class B*	15	149
QLIK Technologies, Inc.*	9,700	250,357
Quest Software, Inc.*	47,511	1,317,955
Radiant Systems, Inc.*	34,637	677,846
RealD, Inc.*	11,100	287,712
RealPage, Inc.*	10,900	337,137
Renaissance Learning, Inc.	16,300	192,992
Rosetta Stone, Inc.*	8,103	171,946
S1 Corp.*	39,700	273,930
Smith Micro Software, Inc.*	24,400	384,056
SolarWinds, Inc.*	28,000	539,000
Sonic Solutions, Inc.*	32,797	491,955
Sourcefire, Inc.*	20,346	527,572
SuccessFactors, Inc.*	50,446	1,460,916
Synchronoss Technologies, Inc.*	16,634	444,294
Take-Two Interactive Software, Inc.*	71,456	874,621

	Number of Shares	Value (Note 1)

Taleo Corp., Class A*	28,441	$786,394
TeleCommunication Systems, Inc., Class A*	27,494	128,397
THQ, Inc.*	51,900	314,514
TIBCO Software, Inc.*	136,350	2,687,458
TiVo, Inc.*	92,067	794,538
Tyler Technologies, Inc.*	31,177	647,234
Ultimate Software Group, Inc.*	21,570	1,048,949
VirnetX Holding Corp.	28,000	415,800
Websense, Inc.*	42,504	860,706

		39,063,373

Total Information Technology		166,279,065

Materials (5.6%)
Chemicals (2.6%)
A. Schulman, Inc.	21,143	483,963
Arch Chemicals, Inc.	21,246	805,861
Balchem Corp.	24,885	841,362
Calgon Carbon Corp.*	51,138	773,207
Ferro Corp.*	72,473	1,061,005
Georgia Gulf Corp.*	27,000	649,620
H.B. Fuller Co.	43,759	897,935
Hawkins, Inc.	6,900	306,360
Innophos Holdings, Inc.	14,913	538,061
Koppers Holdings, Inc.	16,713	597,991
LSB Industries, Inc.*	14,100	342,066
Minerals Technologies, Inc.	17,025	1,113,605
NewMarket Corp.	9,287	1,145,737
Olin Corp.	69,503	1,426,201
OM Group, Inc.*	28,287	1,089,332
Omnova Solutions, Inc.*	36,300	303,468
PolyOne Corp.*	73,100	913,019
Quaker Chemical Corp.	9,100	379,197
Rockwood Holdings, Inc.*	38,940	1,523,333
Sensient Technologies Corp.	42,125	1,547,251
Solutia, Inc.*	93,879	2,166,727
Stepan Co.	6,244	476,230
STR Holdings, Inc.*	22,700	454,000
W.R. Grace & Co.*	59,605	2,093,924
Westlake Chemical Corp.	18,078	785,851
Zep, Inc.	18,982	377,362

		23,092,668

Construction Materials (0.1%)
Texas Industries, Inc.	20,526	939,680

Containers & Packaging (0.4%)
Boise, Inc.	56,200	445,666
Graphic Packaging Holding Co.*	94,953	369,367
Rock-Tenn Co., Class A	31,244	1,685,614
Silgan Holdings, Inc.	40,102	1,436,053

		3,936,700

Metals & Mining (1.9%)
Allied Nevada Gold Corp.*	59,421	1,563,366
AMCOL International Corp.	23,149	717,619
Brush Engineered Materials, Inc.*	19,245	743,627
Century Aluminum Co.*	42,291	656,779
Coeur d’Alene Mines Corp.*	65,236	1,782,248
Contango ORE, Inc.*	1,064	11,172
General Moly, Inc.*	49,400	320,112
Globe Specialty Metals, Inc.	49,200	840,828

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/SMALL COMPANY INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2010

	Number of Shares	Value (Note 1)

Golden Star Resources Ltd.*	206,800	$949,212
Haynes International, Inc.	9,533	398,765
Hecla Mining Co.*	199,429	2,245,571
Horsehead Holding Corp.*	32,667	425,978
Jaguar Mining, Inc.*	67,400	480,562
Kaiser Aluminum Corp.	13,791	690,791
Molycorp, Inc.*	20,170	1,006,483
Redcorp Ventures Ltd.*†(b)	46,400	—
RTI International Metals, Inc.*	27,586	744,270
Stillwater Mining Co.*	34,378	733,970
Thompson Creek Metals Co., Inc.*	125,100	1,841,472
U.S. Gold Corp.*	64,900	523,743
Worthington Industries, Inc.	43,380	798,192

		17,474,760

Paper & Forest Products (0.6%)
Buckeye Technologies, Inc.	37,020	777,790
Clearwater Paper Corp.*	10,569	827,553
Deltic Timber Corp.	9,253	521,314
KapStone Paper and Packaging Corp.*	27,486	420,536
Louisiana-Pacific Corp.*	103,548	979,564
P.H. Glatfelter Co.	43,415	532,702
Schweitzer-Mauduit International, Inc.	14,782	930,084
Wausau Paper Corp.	37,989	327,085

		5,316,628

Total Materials		50,760,436

Telecommunication Services (1.0%)
Diversified Telecommunication Services (0.7%)
AboveNet, Inc.	18,055	1,055,495
Alaska Communications Systems Group, Inc.	31,677	351,615
Cbeyond, Inc.*	18,708	285,858
Cincinnati Bell, Inc.*	208,237	583,064
Cogent Communications Group, Inc.*	39,925	564,539
Consolidated Communications Holdings, Inc.	22,542	435,061
General Communication, Inc., Class A*	38,100	482,346
Global Crossing Ltd.*	25,589	330,610
Hughes Communications, Inc.*	6,841	276,650
IDT Corp., Class B	10,800	277,020
Iridium Communications, Inc.*	27,300	225,225
Neutral Tandem, Inc.*	30,573	441,474
PAETEC Holding Corp.*	126,685	473,802
Premiere Global Services, Inc.*	58,452	397,474

		6,180,233

Wireless Telecommunication Services (0.3%)
NTELOS Holdings Corp.	27,721	528,085
Shenandoah Telecommunications Co.	21,724	406,890
Syniverse Holdings, Inc.*	51,229	1,580,415
USA Mobility, Inc.	18,500	328,745

		2,844,135

Total Telecommunication Services		9,024,368

	Number of Shares	Value (Note 1)

Utilities (3.0%)
Electric Utilities (1.3%)
Allete, Inc.	25,023	$932,357
Cleco Corp.	46,481	1,429,756
El Paso Electric Co.*	40,746	1,121,737
Empire District Electric Co.	30,023	666,511
IDACORP, Inc.	37,108	1,372,254
MGE Energy, Inc.	20,553	878,846
Otter Tail Corp.	32,825	739,875
PNM Resources, Inc.	75,781	986,669
Portland General Electric Co.	57,432	1,246,274
UIL Holdings Corp.	39,731	1,190,341
UniSource Energy Corp.	32,843	1,177,093

		11,741,713

Gas Utilities (1.2%)
Chesapeake Utilities Corp.	7,500	311,400
Laclede Group, Inc.	16,352	597,502
New Jersey Resources Corp.	32,311	1,392,927
Nicor, Inc.	35,092	1,751,793
Northwest Natural Gas Co.	19,342	898,823
Piedmont Natural Gas Co., Inc. #	55,177	1,542,749
South Jersey Industries, Inc.	26,076	1,377,334
Southwest Gas Corp.	39,036	1,431,450
WGL Holdings, Inc.	38,325	1,370,885

		10,674,863

Independent Power Producers & Energy Traders (0.0%)
Dynegy, Inc.*	82,200	461,964

Multi-Utilities (0.4%)
Avista Corp.	46,099	1,038,149
Black Hills Corp.	34,719	1,041,570
CH Energy Group, Inc.	14,668	717,119
NorthWestern Corp.	26,578	766,244

		3,563,082

Water Utilities (0.1%)
American States Water Co.	16,779	578,372
California Water Service Group	16,750	624,273

		1,202,645

Total Utilities		27,644,267

Total Common Stocks (99.0%) (Cost $588,485,970)		898,950,623

	Number of Shares	Value (Note 1)
INVESTMENT COMPANY:
Investment Company (0.0%)
Kayne Anderson Energy Development Co. (Cost $131,203)	8,285	149,213

	Principal Amount	Value (Note 1)
LONG-TERM DEBT SECURITIES:
Corporate Bond (0.0%)
Financials (0.0%)
Capital Markets (0.0%)
GAMCO Investors, Inc.
(Zero Coupon), 12/31/15†	$19,200	19,200

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/SMALL COMPANY INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2010

	Principal Amount	Value (Note 1)

Total Financials		$19,200

Total Corporate Bonds		19,200

Total Long-Term Debt Securities (0.0%) (Cost $19,200)		19,200

SHORT-TERM INVESTMENT:
Time Deposit (0.8%)
JPMorgan Chase Nassau 0.000%, 1/3/11 (Cost $7,244,875)	$7,244,875	7,244,875

	Principal Amount	Value (Note 1)

Total Investments (99.8%) (Cost $595,881,248)		$906,363,911
Other Assets Less Liabilities (0.2%)		2,162,914

Net Assets (100%)		$908,526,825

*	Non-income producing.
†	Securities (totaling $19,200 or 0.0% of net assets) at fair value by management.
#	All, or a portion of security held by broker as collateral for financial futures contracts, with a total collateral value of $1,962,493.
(b)	Illiquid security.

At December 31, 2010, the Portfolio had the following futures contracts open: (Note 1)

Purchase	Number of Contracts	Expiration Date	Original Value	Value at 12/31/2010	Unrealized Appreciation/ (Depreciation)
Russell 2000 Mini Index	66	March-11	$5,133,101	$5,163,180	$30,079

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2010:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with rules under the Investment Company Act of 1940. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Common Stocks
Consumer Discretionary	$123,168,125	$—	$—	$123,168,125
Consumer Staples	26,712,034	—	—	26,712,034
Energy	57,735,688	—	—	57,735,688
Financials	184,139,625	—	—	184,139,625
Health Care	111,056,850	—	—	111,056,850
Industrials	142,430,165	—	—	142,430,165
Information Technology	166,279,065	—	—	166,279,065
Materials	50,760,436	—	—	50,760,436
Telecommunication Services	9,024,368	—	—	9,024,368
Utilities	27,644,267	—	—	27,644,267
Corporate Bonds
Financials	—	—	19,200	19,200
Futures	30,079	—	—	30,079
Investment Companies
Investment Companies	149,213	—	—	149,213
Short-Term Investments	—	7,244,875	—	7,244,875

Total Assets	$899,129,915	$7,244,875	$19,200	$906,393,990

Total Liabilities	$—	$—	$—	$—

Total	$899,129,915	$7,244,875	$19,200	$906,393,990

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/SMALL COMPANY INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2010

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Investments in Securities-Financials
Balance as of 12/31/09	$1,519
Total gains or losses (realized/unrealized) included in earnings	(1,519)
Purchases, sales, issuances, and settlements (net)	19,200
Transfers in and/or out of Level 3	—
Transfers in and/or out of Level 3	—
Balance as of 12/31/10	$19,200
The amount of total gains or losses for the year included in earnings attributable to the change in unrealized gains or losses relating to assets and liabilities still held at year ending 12/31/10.	$—

Fair Values of Derivative Instruments as of December 31, 2010:

Statement of Assets and Liabilities
Derivatives Not Accounted for as Hedging Instruments^	Asset Derivatives	Fair Value
Interest rate contracts	Receivables, Net Assets - Unrealized appreciation	$—	*
Foreign exchange contracts	Receivables	—
Credit contracts	Receivables	—
Equity contracts	Receivables, Net Assets - Unrealized appreciation	30,079	*
Commodity contracts	Receivables	—
Other contracts	Receivables	—

Total		$30,079

Liability Derivatives
Interest rate contracts	Payables, Net Assets - Unrealized depreciation	$—	*
Foreign exchange contracts	Payables	—
Credit contracts	Payables	—
Equity contracts	Payables, Net Assets - Unrealized depreciation	—	*
Commodity contracts	Payables	—
Other contracts	Payables	—

Total		$—

*Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets & Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2010:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Options	Futures	Forward Currency Contracts	Swaps	Total
Interest rate contracts	$—	$—	$—	$—	$—
Foreign exchange contracts	—	—	—	—	—
Credit contracts	—	—	—	—	—
Equity contracts	—	1,292,566	—	—	1,292,566
Commodity contracts	—	—	—	—	—
Other contracts	—	—	—	—	—

Total	$—	$1,292,566	$—	$—	$1,292,566

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/SMALL COMPANY INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2010

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Options	Futures	Forward Currency Contracts	Swaps	Total
Interest rate contracts	$—	$—	$—	$—	$—
Foreign exchange contracts	—	—	—	—	—
Credit contracts	—	—	—	—	—
Equity contracts	—	40,082	—	—	40,082
Commodity contracts	—	—	—	—	—
Other contracts	—	—	—	—	—

Total	$—	$40,082	$—	$—	$40,082

The Portfolio held futures contracts with an average notional balance of approximately $3,677,000 during the year ended December 31, 2010.

^ This Portfolio held futures contracts as a substitute for investing in conventional securities.

Investment security transactions for the year ended December 31, 2010 were as follows:

Cost of Purchases:
Stocks and long-term corporate debt securities	$146,076,010
Net Proceeds of Sales and Redemptions:
Stocks and long-term corporate debt securities	$217,596,841

As of December 31, 2010, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$330,494,888
Aggregate gross unrealized depreciation	(26,441,588)

Net unrealized appreciation	$304,053,300

Federal income tax cost of investments	$602,310,611

The Portfolio has a net capital loss carryforward of $2,980,856, which expires in the year 2017. The Portfolio utilized net capital loss carryforward of $46,723,898 during 2010.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/SMALL COMPANY INDEX PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2010

ASSETS
Investments at value (Cost $595,881,248)	$906,363,911
Cash	20,031
Receivable for securities sold	2,191,888
Dividends, interest and other receivables	902,852
Receivable from Separate Accounts for Trust shares sold	431,956
Other assets	4,615

Total assets	909,915,253

LIABILITIES
Payable to Separate Accounts for Trust shares redeemed	625,128
Investment management fees payable	190,873
Distribution fees payable - Class IB	159,830
Administrative fees payable	80,435
Variation margin payable on futures contracts	33,660
Trustees’ fees payable	269
Accrued expenses	298,233

Total liabilities	1,388,428

NET ASSETS	$908,526,825

Net assets were comprised of:
Paid in capital	$607,453,618
Accumulated undistributed net investment income (loss)	892,819
Accumulated undistributed net realized gain (loss) on investments and futures	(10,332,354)
Unrealized appreciation (depreciation) on investments and futures	310,512,742

Net assets	$908,526,825

Class IA
Net asset value, offering and redemption price per share, $146,261,331 / 13,907,446 shares outstanding (unlimited amount authorized: $0.01 par value)	$10.52

Class IB
Net asset value, offering and redemption price per share, $762,265,494 / 72,452,579 shares outstanding (unlimited amount authorized: $0.01 par value)	$10.52

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2010

INVESTMENT INCOME
Dividends (net of $265 foreign withholding tax)	$13,086,976
Interest	50
Securities lending (net)	157,803

Total income	13,244,829

EXPENSES
Investment management fees	2,046,486
Distribution fees - Class IB	1,671,391
Administrative fees	868,414
Professional fees	34,151
Trustees’ fees	18,706
Custodian fees	13,297
Miscellaneous	30,585

Total expenses	4,683,030

NET INVESTMENT INCOME (LOSS)	8,561,799

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Securities	46,484,492
Futures	1,292,566

Net realized gain (loss)	47,777,058

Change in unrealized appreciation (depreciation) on:
Securities	134,006,118
Futures	40,082

Net change in unrealized appreciation (depreciation)	134,046,200

NET REALIZED AND UNREALIZED GAIN (LOSS)	181,823,258

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$190,385,057

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/SMALL COMPANY INDEX PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2010	2009
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$8,561,799	$8,637,140
Net realized gain (loss) on investments, futures and foreign currency transactions	47,777,058	(58,916,441)
Net change in unrealized appreciation (depreciation) on investments and futures	134,046,200	387,322,911

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	190,385,057	337,043,610

DIVIDENDS:
Dividends from net investment income
Class IA	(1,634,998)	(1,692,508)
Class IB	(6,457,017)	(7,060,472)

	(8,092,015)	(8,752,980)

Return of capital
Class IA	—	(363,646)
Class IB	—	(440,881)

	—	(804,527)

TOTAL DIVIDENDS AND DISTRIBUTIONS	(8,092,015)	(9,557,507)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 2,762,983 and 67,088,288 shares, respectively ]	25,489,900	358,992,778
Capital shares issued in connection with merger (Note 8) [ 0 and 620,742 shares, respectively ]	—	5,223,883
Capital shares issued in reinvestment of dividends and distributions [ 156,806 and 252,400 shares, respectively ]	1,634,998	2,056,154
Capital shares repurchased [ (6,404,633) and (82,581,303) shares, respectively ]	(58,878,781)	(650,589,628)

Total Class IA transactions	(31,753,883)	(284,316,813)

Class IB
Capital shares sold [ 9,257,317 and 14,873,156 shares, respectively ]	84,632,631	101,786,959
Capital shares issued in connection with merger (Note 8) [ 0 and 10,930,602 shares, respectively ]	—	91,853,172
Capital shares issued in reinvestment of dividends and distributions [ 618,960 and 920,369 shares, respectively ]	6,457,017	7,501,353
Capital shares repurchased [ (14,322,422) and (13,459,037) shares, respectively ]	(128,287,303)	(96,407,670)

Total Class IB transactions	(37,197,655)	104,733,814

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(68,951,538)	(179,582,999)

TOTAL INCREASE (DECREASE) IN NET ASSETS	113,341,504	147,903,104
NET ASSETS:
Beginning of year	795,185,321	647,282,217

End of year (a)	$908,526,825	$795,185,321

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$892,819	$1,134,458

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/SMALL COMPANY INDEX PORTFOLIO(kk)

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IA	2010	2009		2008		2007	2006
Net asset value, beginning of year	$8.43	$6.77		$11.61		$13.01	$11.68

Income (loss) from investment operations:
Net investment income (loss)	0.11 (e)	0.07	(e)	0.14	(e)	0.18 (e)	0.15	(e)
Net realized and unrealized gain (loss) on investments, futures and foreign currency transactions	2.10	1.71		(4.06)		(0.43)	1.94

Total from investment operations	2.21	1.78		(3.92)		(0.25)	2.09

Less distributions:
Dividends from net investment income	(0.12)	(0.11)		(0.10)		(0.21)	(0.13)
Distributions from net realized gains	—	—		(0.82)		(0.94)	(0.63)
Return of capital	—	(0.01)		—		—	—

Total dividends and distributions	(0.12)	(0.12)		(0.92)		(1.15)	(0.76)

Net asset value, end of year	$10.52	$8.43		$6.77		$11.61	$13.01

Total return	26.18%	26.36%		(33.94)%		(1.55)%	17.98%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$146,261	$146,628		$216,594		$130,825	$380,834
Ratio of expenses to average net assets	0.37%	0.39%		0.45%		0.39%	0.38	%(c)
Ratio of net investment income (loss) to average net assets	1.22%	1.07%		1.61%		1.36%	1.17%
Portfolio turnover rate	18%	38%		48%		32%	26%

	Year Ended December 31,
Class IB	2010	2009		2008		2007	2006
Net asset value, beginning of year	$8.43	$6.77		$11.61		$13.01	$11.68

Income (loss) from investment operations:
Net investment income (loss)	0.09 (e)	0.06	(e)	0.11	(e)	0.14 (e)	0.11	(e)
Net realized and unrealized gain (loss) on investments, futures and foreign currency transactions	2.09	1.70		(4.05)		(0.42)	1.94

Total from investment operations	2.18	1.76		(3.94)		(0.28)	2.05

Less distributions:
Dividends from net investment income	(0.09)	(0.09)		(0.08)		(0.18)	(0.09)
Distributions from net realized gains	—	—		(0.82)		(0.94)	(0.63)
Return of capital	—	(0.01)		—		—	—

Total dividends and distributions	(0.09)	(0.10)		(0.90)		(1.12)	(0.72)

Net asset value, end of year	$10.52	$8.43		$6.77		$11.61	$13.01

Total return	25.87%	26.04%		(34.12)%		(1.82)%	17.68%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$762,265	$648,557		$430,688		$669,947	$687,050
Ratio of expenses to average net assets	0.62%	0.64	%(c)	0.70	%(c)	0.64%	0.63	%(c)
Ratio of net investment income (loss) to average net assets	1.01%	0.90%		1.13%		1.04%	0.87%
Portfolio turnover rate	18%	38%		48%		32%	26%
(c)	Reflects overall fund ratios for non-class specific expense.
(e)	Net investment income per share is based on average shares outstanding.
(kk)	On September 18, 2009, this Portfolio received, through a substitution transaction, the assets and liabilities of the EQ/Small Company Index II Portfolio that followed the same objectives as this Portfolio. Information prior to the year ended December 31, 2009 represents the results of operations of the EQ/Small Company Index Portfolio.

See Notes to Financial Statements.

EQ/T. ROWE PRICE GROWTH STOCK PORTFOLIO (Unaudited)

PORTFOLIO ADVISER

➢	T. Rowe Price Associates, Inc.

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/10
	1 Year	5 Years	10 Years	Since Incept.**
Portfolio – Class IA Shares*	16.65%	(0.01)%	0.33%	8.12%
Portfolio – Class IB Shares	16.41	(0.25)	0.21	8.06
Russell 1000® Growth Index	16.71	3.75	0.02	9.06

*   Date of inception 5/16/07. Returns shown for Class IA shares prior to this period are derived from the historical performance of Class IB shares adjusted to reflect the 12b-1 fees, applicable to Class IB shares; Class IA shares are not subject to any 12b-1 fees.

** Date of inception 8/1/88

    Returns for periods greater than one year are annualized

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IA shares returned 16.65% for the year ended December 31, 2010. The Portfolio’s benchmark, the Russell 1000® Growth Index, returned 16.71% over the same period.

Portfolio Highlights

What helped performance during the year:

•	Stock selection and sector weighting were both responsible for overall relative outperformance.

•	Stock selection in the Information Technology sector was the primary contributor to relative outperformance.

•	The Consumer Discretionary sector outperformed on stock selection and a beneficial overweight.

What hurt performance during the year:

•	Stock selection in the Financials sector was the primary detractor from relative performance.

•	The Energy sector underperformed due to detrimental underweighting and stock selection.

Portfolio Positioning and Outlook

The manager seeks companies that can benefit from more robust growth in emerging markets, with rising wages and employment. We believe we may see expansion in U.S. equities, as cash sitting on the sidelines is reallocated back into stocks and investors are encouraged by recently extended tax cuts. At the end of the year, U.S. equities seemed attractively valued, and corporate fundamentals appeared to be strong. In our opinion, the Portfolio was prepared at year-end to capitalize on the potentially improving market environment, with overweight allocations to the Information Technology, Consumer Discretionary, and Industrials and Business Services sectors. The manager seeks to buy and hold high-quality growth companies, companies that can generate sustainable double-digit earnings and cash-flow growth by participating in expanding markets.

Sector Weightings as of 12/31/10	% of Net Assets
Information Technology	31.2%
Consumer Discretionary	18.8
Industrials	15.3
Energy	8.7
Financials	7.4
Health Care	6.1
Materials	5.4
Telecommunication Services	3.8
Consumer Staples	2.4
Cash and Other	0.9

100.0%

EQ/T. ROWE PRICE GROWTH STOCK PORTFOLIO (Unaudited)

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2010 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/10	Ending Account Value 12/31/10	Expenses Paid During Period* 7/1/10 - 12/31/10
Class IA
Actual	$1,000.00	$1,269.30	$5.21
Hypothetical (5% average return before expenses)	1,000.00	1,020.62	4.63
Class IB
Actual	1,000.00	1,267.40	6.63
Hypothetical (5% average return before expenses)	1,000.00	1,019.36	5.90

*   Expenses are equal to the Portfolio’s Class IA and Class IB shares annualized expense ratios of 0.91% and 1.16%, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

EQ ADVISORS TRUST

EQ/T. ROWE PRICE GROWTH STOCK PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2010

	Number of Shares	Value (Note 1)

COMMON STOCKS:
Consumer Discretionary (18.8%)
Automobiles (0.3%)
General Motors Co.*	66,900	$2,465,934

Hotels, Restaurants & Leisure (5.7%)
Carnival plc	100,800	4,686,430
Chipotle Mexican Grill, Inc.*	12,500	2,658,250
Ctrip.com International Ltd. (ADR)*	98,000	3,964,100
Las Vegas Sands Corp.*	84,700	3,891,965
Marriott International, Inc., Class A	202,509	8,412,224
MGM Resorts International*	87,600	1,300,860
Starbucks Corp.	333,800	10,724,994
Starwood Hotels & Resorts Worldwide, Inc.	101,000	6,138,780

		41,777,603

Internet & Catalog Retail (5.9%)
Amazon.com, Inc.*	170,900	30,762,000
Liberty Media Corp. – Interactive*	319,500	5,038,515
Netflix, Inc.*	3,800	667,660
priceline.com, Inc.*	16,800	6,712,440

		43,180,615

Media (1.4%)
Discovery Communications, Inc., Class A*	71,300	2,973,210
Walt Disney Co.	187,700	7,040,627

		10,013,837

Multiline Retail (0.4%)
Dollar General Corp.*	99,700	3,057,799

Specialty Retail (2.8%)
AutoZone, Inc.*	15,200	4,143,368
CarMax, Inc.*	153,400	4,890,392
Lowe’s Cos., Inc.	177,200	4,444,176
O’Reilly Automotive, Inc.*	75,400	4,555,668
Ross Stores, Inc.	39,700	2,511,025

		20,544,629

Textiles, Apparel & Luxury Goods (2.3%)
Coach, Inc.	175,400	9,701,374
NIKE, Inc., Class B	83,700	7,149,654

		16,851,028

Total Consumer Discretionary		137,891,445

Consumer Staples (2.4%)
Beverages (0.7%)
PepsiCo, Inc.	73,700	4,814,821

Food & Staples Retailing (0.8%)
Costco Wholesale Corp.	78,600	5,675,706

Household Products (0.9%)
Colgate-Palmolive Co.	22,000	1,768,140
Procter & Gamble Co.	80,000	5,146,400

		6,914,540

Total Consumer Staples		17,405,067

	Number of Shares	Value (Note 1)

Energy (8.7%)
Energy Equipment & Services (3.7%)
Cameron International Corp.*	116,600	$5,915,118
FMC Technologies, Inc.*	64,000	5,690,240
McDermott International, Inc.*	133,200	2,755,908
Schlumberger Ltd.	159,000	13,276,500

		27,637,766

Oil, Gas & Consumable Fuels (5.0%)
EOG Resources, Inc.	78,900	7,212,249
Murphy Oil Corp.	64,700	4,823,385
Occidental Petroleum Corp.	83,000	8,142,300
Peabody Energy Corp.	83,000	5,310,340
Petroleo Brasileiro S.A. (Preference) (ADR)	100,500	3,434,085
Suncor Energy, Inc.	198,800	7,612,052

		36,534,411

Total Energy		64,172,177

Financials (7.4%)
Capital Markets (3.0%)
Franklin Resources, Inc.	94,600	10,520,466
Invesco Ltd.	282,900	6,806,574
Northern Trust Corp.	84,700	4,693,227

		22,020,267

Commercial Banks (0.6%)
U.S. Bancorp	162,400	4,379,928

Consumer Finance (1.7%)
American Express Co.	220,000	9,442,400
Discover Financial Services	163,900	3,037,067

		12,479,467

Diversified Financial Services (2.1%)
IntercontinentalExchange, Inc.*	50,900	6,064,735
JPMorgan Chase & Co.	221,100	9,379,062

		15,443,797

Total Financials		54,323,459

Health Care (6.1%)
Biotechnology (0.9%)
Celgene Corp.*	65,900	3,897,326
Human Genome Sciences, Inc.*	101,300	2,420,057

		6,317,383

Health Care Equipment & Supplies (1.1%)
Edwards Lifesciences Corp.*	46,400	3,750,976
Stryker Corp.	85,900	4,612,830

		8,363,806

Health Care Providers & Services (2.8%)
Express Scripts, Inc.*	241,800	13,069,290
McKesson Corp.	104,800	7,375,824

		20,445,114

Life Sciences Tools & Services (0.7%)
Illumina, Inc.*	78,000	4,940,520

Pharmaceuticals (0.6%)
Allergan, Inc.	66,100	4,539,087

Total Health Care		44,605,910

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/T. ROWE PRICE GROWTH STOCK PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2010

	Number of Shares	Value (Note 1)

Industrials (15.3%)
Aerospace & Defense (1.2%)
Precision Castparts Corp.	63,600	$8,853,756

Air Freight & Logistics (3.6%)
Expeditors International of Washington, Inc.	115,000	6,279,000
FedEx Corp.	141,300	13,142,313
United Parcel Service, Inc., Class B	97,500	7,076,550

		26,497,863

Electrical Equipment (1.7%)
Babcock & Wilcox Co.*	59,950	1,534,121
Emerson Electric Co.	122,100	6,980,457
Rockwell Automation, Inc.	55,100	3,951,221

		12,465,799

Industrial Conglomerates (0.9%)
3M Co.	76,500	6,601,950

Machinery (5.4%)
Caterpillar, Inc.	29,900	2,800,434
Cummins, Inc.	29,100	3,201,291
Danaher Corp.	464,500	21,910,465
Deere & Co.	43,300	3,596,065
Joy Global, Inc.	34,200	2,966,850
PACCAR, Inc.	88,300	5,070,186

		39,545,291

Road & Rail (0.9%)
Union Pacific Corp.	74,800	6,930,968

Trading Companies & Distributors (1.6%)
Fastenal Co.	122,600	7,344,966
W.W. Grainger, Inc.	31,400	4,336,654

		11,681,620

Total Industrials		112,577,247

Information Technology (31.2%)
Communications Equipment (3.4%)
Juniper Networks, Inc.*	268,700	9,920,404
QUALCOMM, Inc.	298,500	14,772,765

		24,693,169

Computers & Peripherals (8.4%)
Apple, Inc.*	169,800	54,770,688
EMC Corp.*	108,300	2,480,070
NetApp, Inc.*	80,900	4,446,264

		61,697,022

Electronic Equipment, Instruments & Components (2.3%)
Corning, Inc.	509,400	9,841,608
Dolby Laboratories, Inc., Class A*	108,600	7,243,620

		17,085,228

Internet Software & Services (9.4%)
Akamai Technologies, Inc.*	101,800	4,789,690
Baidu, Inc. (ADR)*	142,500	13,755,525
eBay, Inc.*	231,900	6,453,777
Google, Inc., Class A*	64,200	38,132,874
Mail.ru Group Ltd. (GDR)*§(b)	4,700	162,244

	Number of Shares	Value (Note 1)

Tencent Holdings Ltd.	265,700	$5,773,560

		69,067,670

IT Services (4.6%)
Accenture plc, Class A	149,600	7,254,104
Mastercard, Inc., Class A	37,800	8,471,358
Visa, Inc., Class A	200,000	14,076,000
Western Union Co.	236,400	4,389,948

		34,191,410

Semiconductors & Semiconductor Equipment (2.1%)
ASML Holding N.V. (N.Y. Shares)	90,900	3,485,106
Broadcom Corp., Class A	181,700	7,913,035
Marvell Technology Group Ltd.*	79,100	1,467,305
Samsung Electronics Co., Ltd. (GDR)§(b)	6,912	2,889,897

		15,755,343

Software (1.0%)
Autodesk, Inc.*	36,400	1,390,480
Autonomy Corp. plc*	55,200	1,295,238
Rovi Corp.*	65,600	4,067,856
Salesforce.com, Inc.*	3,700	488,400

		7,241,974

Total Information Technology		229,731,816

Materials (5.4%)
Chemicals (3.3%)
Air Products & Chemicals, Inc.	42,400	3,856,280
Mosaic Co.	56,200	4,291,432
Praxair, Inc.	169,900	16,220,353

		24,368,065

Metals & Mining (2.1%)
Agnico-Eagle Mines Ltd.	32,800	2,515,760
BHP Billiton Ltd.	156,266	7,232,256
Freeport-McMoRan Copper & Gold, Inc.	48,500	5,824,365

		15,572,381

Total Materials		39,940,446

Telecommunication Services (3.8%)
Wireless Telecommunication Services (3.8%)
American Tower Corp., Class A*	229,700	11,861,708
Crown Castle International Corp.*	363,600	15,936,588

Total Telecommunication Services		27,798,296

Total Common Stocks (99.1%) (Cost $557,459,986)		728,445,863

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/T. ROWE PRICE GROWTH STOCK PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2010

	Principal Amount	Value (Note 1)
SHORT-TERM INVESTMENT:
Time Deposit (1.2%)
JPMorgan Chase Nassau 0.000%, 1/3/11 (Cost $8,672,957)	$8,672,957	$8,672,957

Total Investments (100.3%) (Cost $566,132,943)		737,118,820
Other Assets Less Liabilities (-0.3%)		(2,070,174)

Net Assets (100%)		$735,048,646

*	Non-income producing.
§	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold to qualified institutional buyers. At December 31, 2010, the market value of these securities amounted to $3,052,141 or 0.4% of net assets. Securities denoted with “§” but without “b” have been determined to be liquid under the guidelines established by the Board of Trustees. To the extent any securities might provide a right to demand registration, such rights have not been relied upon when determining liquidity.
(b)	Illiquid security.

Glossary:

ADR	— American Depositary Receipt
GDR	— Global Depositary Receipt

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2010:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with rules under the Investment Company Act of 1940. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Common Stocks
Consumer Discretionary	$133,205,015	$4,686,430	$—	$137,891,445
Consumer Staples	17,405,067	—	—	17,405,067
Energy	64,172,177	—	—	64,172,177
Financials	54,323,459	—	—	54,323,459
Health Care	44,605,910	—	—	44,605,910
Industrials	112,577,247	—	—	112,577,247
Information Technology	219,610,877	10,120,939	—	229,731,816
Materials	32,708,190	7,232,256	—	39,940,446
Telecommunication Services	27,798,296	—	—	27,798,296
Short-Term Investments	—	8,672,957	—	8,672,957

Total Assets	$706,406,238	$30,712,582	$—	$737,118,820

Total Liabilities	$—	$—	$—	$—

Total	$706,406,238	$30,712,582	$—	$737,118,820

The Portfolio had no derivatives contracts during the year ended December 31, 2010.

Investment security transactions for the year ended December 31, 2010 were as follows:

Cost of Purchases:
Stocks	$297,601,114
Net Proceeds of Sales and Redemptions:
Stocks	$254,491,911

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/T. ROWE PRICE GROWTH STOCK PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2010

As of December 31, 2010, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$171,214,626
Aggregate gross unrealized depreciation	(2,170,094)

Net unrealized appreciation	$169,044,532

Federal income tax cost of investments	$568,074,288

For the year ended December 31, 2010, the Portfolio incurred approximately $2,157 as brokerage commissions with Keefe, Bruyette & Woods, Inc. and $7,344 with Sanford C. Bernstein & Co., Inc., affiliated broker/dealers.

The Portfolio has a net capital loss carryforward of $190,878,385 of which $26,775,266 expires in the year 2011, $17,890,565 expires in the year 2012, $63,200,966 expires in the year 2016 and $83,011,588 expires in the year 2017. The Portfolio utilized net capital loss carryforward of $9,841,024 during 2010.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/T. ROWE PRICE GROWTH STOCK PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2010

ASSETS
Investments at value (Cost $566,132,943)	$737,118,820
Foreign cash (Cost $194)	189
Receivable for securities sold	1,086,195
Dividends, interest and other receivables	538,164
Receivable from Separate Accounts for Trust shares sold	346,805
Other assets	1,518

Total assets	739,091,691

LIABILITIES
Payable for securities purchased	2,847,920
Investment management fees payable	479,444
Payable to Separate Accounts for Trust shares redeemed	429,727
Distribution fees payable - Class IB	144,496
Administrative fees payable	65,442
Trustees’ fees payable	125
Accrued expenses	75,891

Total liabilities	4,043,045

NET ASSETS	$735,048,646

Net assets were comprised of:
Paid in capital	$756,881,487
Accumulated undistributed net investment income (loss)	1,019
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions	(192,819,733)
Unrealized appreciation (depreciation) on investments and foreign currency translations	170,985,873

Net assets	$735,048,646

Class IA
Net asset value, offering and redemption price per share, $45,882,224 / 2,212,844 shares outstanding (unlimited amount authorized: $0.01 par value)	$20.73

Class IB
Net asset value, offering and redemption price per share, $689,166,422 / 33,498,233 shares outstanding (unlimited amount authorized: $0.01 par value)	$20.57

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2010

INVESTMENT INCOME
Dividends (net of $25,326 foreign withholding tax)	$4,761,932

EXPENSES
Investment management fees	4,871,648
Distribution fees - Class IB	1,463,333
Administrative fees	667,946
Printing and mailing expenses	60,639
Professional fees	35,490
Custodian fees	23,500
Trustees’ fees	13,935
Miscellaneous	15,942

Total expenses	7,152,433

NET INVESTMENT INCOME (LOSS)	(2,390,501)

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Securities	14,601,585
Foreign currency transactions	(6,405)

Net realized gain (loss)	14,595,180

Change in unrealized appreciation (depreciation) on:
Securities	87,059,179
Foreign currency translations	(2,374)

Net change in unrealized appreciation (depreciation)	87,056,805

NET REALIZED AND UNREALIZED GAIN (LOSS)	101,651,985

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$99,261,484

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/T. ROWE PRICE GROWTH STOCK PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2010	2009
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$(2,390,501)	$(881,564)
Net realized gain (loss) on investments and foreign currency transactions	14,595,180	(53,212,027)
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	87,056,805	214,659,208

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	99,261,484	160,565,617

DIVIDENDS:
Dividends from net investment income
Class IA	(16,775)	(15,251)

TOTAL DIVIDENDS	(16,775)	(15,251)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 690,233 and 437,465 shares, respectively ]	12,830,854	6,459,739
Capital shares issued in reinvestment of dividends [ 977 and 1,037 shares, respectively ]	16,775	15,251
Capital shares repurchased [ (424,078) and (262,896) shares, respectively ]	(7,805,445)	(3,677,292)

Total Class IA transactions	5,042,184	2,797,698

Class IB
Capital shares sold [ 7,462,500 and 9,409,137 shares, respectively ]	137,628,856	139,828,889
Capital shares repurchased [ (5,398,144) and (4,436,275) shares, respectively ]	(96,999,298)	(63,448,805)

Total Class IB transactions	40,629,558	76,380,084

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	45,671,742	79,177,782

TOTAL INCREASE (DECREASE) IN NET ASSETS	144,916,451	239,728,148
NET ASSETS:
Beginning of year	590,132,195	350,404,047

End of year (a)	$735,048,646	$590,132,195

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$1,019	$14,692

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/T. ROWE PRICE GROWTH STOCK PORTFOLIO (g)

FINANCIAL HIGHLIGHTS

	Year Ended December 31,					May 16, 2007* to December 31, 2007
Class IA	2010		2009	2008
Net asset value, beginning of period	$17.78		$12.45	$21.45		$22.76

Income (loss) from investment operations:
Net investment income (loss)	(0.03	)(e)	0.01 (e)	0.05	(e)	0.09 (e)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	2.99		5.33	(9.05)		(0.09)

Total from investment operations	2.96		5.34	(9.00)		— #

Less distributions:
Dividends from net investment income	(0.01)		(0.01)	—	#	(0.07)
Distributions from net realized gains	—		—	—	#	(1.24)

Total dividends and distributions	(0.01)		(0.01)	—	#	(1.31)

Net asset value, end of period	$20.73		$17.78	$12.45		$21.45

Total return (b)	16.65%		42.89%	(41.94	)%(cc)	0.24%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$45,882		$34,587	$22,030		$1,219
Ratio of expenses to average net assets:
After waivers (a)	0.91%		0.94%	0.91%		0.90%
After waivers and fees paid indirectly (a)	0.91%		0.94%	0.91%		0.62%
Before waivers and fees paid indirectly (a)	0.91%		0.96%	0.96%		0.93%
Ratio of net investment income to average net assets:
After waivers (a)	(0.15)%		0.04%	0.30%		0.33%
After waivers and fees paid indirectly (a)	(0.15)%		0.04%	0.30%		0.61%
Before waivers and fees paid indirectly (a)	(0.15)%		0.02%	0.25%		0.30%
Portfolio turnover rate	41%		52%	54%		169%

	Year Ended December 31,
Class IB	2010		2009		2008		2007		2006
Net asset value, beginning of year	$17.67		$12.41		$21.44		$21.20		$22.09

Income (loss) from investment operations:
Net investment income (loss)	(0.07	)(e)	(0.03	)(e)	—	#(e)	0.02	(e)	(0.13	)(e)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	2.97		5.29		(9.03)		1.48		(0.76)

Total from investment operations	2.90		5.26		(9.03)		1.50		(0.89)

Less distributions:
Dividends from net investment income	—		—		—	#	(0.02)		—
Distributions from net realized gains	—		—		—	#	(1.24)		—

Total dividends and distributions	—		—		—	#	(1.26)		—

Net asset value, end of year	$20.57		$17.67		$12.41		$21.44		$21.20

Total return	16.41%		42.39%		(42.10	)%(dd)	7.19%		(3.98)%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$689,166		$555,545		$328,374		$590,564		$246,130
Ratio of expenses to average net assets:
After waivers	1.16%		1.19%		1.16%		1.15%		1.15%
After waivers and fees paid indirectly	1.16%		1.19%		1.16%		0.87	%(c)	1.15%
Before waivers and fees paid indirectly	1.16%		1.21%		1.21	%(c)	1.18	%(c)	1.18%
Ratio of net investment income to average net assets:
After waivers	(0.40)%		(0.21)%		0.02%		(0.10)%		(0.60)%
After waivers and fees paid indirectly	(0.40)%		(0.21)%		0.02%		0.10%		(0.60)%
Before waivers and fees paid indirectly	(0.40)%		(0.23)%		(0.02)%		(0.14)%		(0.62)%
Portfolio turnover rate	41%		52%		54%		169%		40%

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/T. ROWE PRICE GROWTH STOCK PORTFOLIO (g)

FINANCIAL HIGHLIGHTS (Continued)

*	Commencement of Operations.
#	Per share amount is less than $0.01.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(c)	Reflects overall fund ratios for non-class specific expense.
(e)	Net investment income per share is based on average shares outstanding.
(g)	On July 6, 2007, this Portfolio received, through a substitution transaction, the assets and liabilities of the EQ/Janus Large Cap Growth Portfolio that followed the same objectives as this Portfolio. Information prior to the year ended December 31, 2007 represents the results of operations of the EQ/TCW Equity Portfolio.
(cc)	Includes a gain incurred resulting from a litigation payment. Without this gain, the total return would have been (42.04)%.
(dd)	Includes a gain incurred resulting from a litigation payment. Without this gain, the total return would have been (42.20)%.

See Notes to Financial Statements.

EQ/TEMPLETON GLOBAL EQUITY PORTFOLIO (Unaudited)

PORTFOLIO ADVISERS

➢	BlackRock Investment Management, LLC

➢	Templeton Global Advisors Limited

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/10
	1 Year	Since Incept.*
Portfolio – Class IA Shares	8.31%	(1.75)%
Portfolio – Class IB Shares	8.03	(2.01)
MSCI World Index	11.76	0.74
* Date of inception 9/15/06 Returns for periods greater than one year are annualized

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IA shares returned 8.31% for the year ended December 31, 2010. The Portfolio’s benchmark, MSCI World Index, returned 11.76% over the same period.

The Portfolio’s assets were allocated between two investment managers. The Portfolio Highlights and Outlook sections below reflect the views of Templeton Global Advisors Ltd. who manages a portion of the Portfolio through active security and sector selection. Other allocated portions of the Portfolio, managed by BlackRock Investment Management, LLC, are designed to track the performance of the S&P 500 Index and the MSCI EAFE Index, respectively.

Portfolio Highlights

What helped performance during the year:

•

From a geographic perspective, the Portfolio’s Asian position, with holdings in non-index South Korea, was a leading contributor to relative performance. German and Spanish stocks also benefited returns.

•

The Portfolio’s underweighted position in Financials delivered positive relative performance as the sector was pressured by European sovereign debt risk, capital adequacy concerns and regulatory tightening.

•

The Portfolio’s overweighting in the traditionally cyclical Consumer Discretionary sector also added to relative performance, led by U.S. media holdings (Comcast, Time Warner Cable, Disney and Viacom), which benefited from improving advertising markets and growing broadband penetration, and global auto makers (BMW and Hyundai Motor) which rallied due to increasing international car demand.

•

Although the Information Technology sector delivered mixed returns, holdings in semiconductors and software and services aided performance. Software manufacturer Oracle was among the Portfolio’s top contributors.

What hurt performance during the year:

•

Geographically, major detractors included an underweighting in the U.S., where growth exceeded expectations, and an overweighting in the European region, where sovereign debt concerns and austerity programs pressured the economic recovery.

•

An overweighted position and stock selection in the Health Care sector were leading detractors from performance. French pharmaceuticals manufacturer Sanofi-Aventis lagged despite delivering strong earnings and an upbeat outlook as investors focused on impending patent expirations and the company’s hostile bid for biotechnology firm Genzyme.

•

Underweighting and stock selection in the Materials sector pressured relative returns as supply constraints, emerging market demand increases, and inflation concerns supported commodity prices during the year.

•	In the Information Technology sector, software giant Microsoft and networking solutions provider Cisco Systems succumbed to concerns about the fragility of the global economic recovery.

Portfolio Positioning and Outlook

As bottom-up, long-term, value investors, the manager focuses on stocks trading at significant discounts to a company’s longer term business value based on earnings power, cash flow generation potential and asset value. From the perspective of year-end, in our view, Europe may be the world’s cheapest geographical major equity region and home to fundamentally strong corporate entities with globally diversified revenues. Similarly, we believed the Health Care sector in general, which we believe may be the cheapest sector despite strengthening corporate fundamentals, significant restructuring potential and advantageous global demographics.

EQ/TEMPLETON GLOBAL EQUITY PORTFOLIO (Unaudited)

Sector Weightings as of 12/31/10	% of Net Assets
Financials	12.8%
Information Technology	12.7
Consumer Discretionary	12.0
Health Care	11.2
Industrials	9.3
Energy	7.9
Telecommunication Services	5.1
Consumer Staples	4.7
Materials	3.5
Utilities	1.3
Cash and Other	19.5

100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2010 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/10	Ending Account Value 12/31/10	Expenses Paid During Period* 7/1/10 - 12/31/10
Class IA
Actual	$1,000.00	$1,228.50	$5.11
Hypothetical (5% average return before expenses)	1,000.00	1,020.62	4.63
Class IB
Actual	1,000.00	1,225.40	6.51
Hypothetical (5% average return before expenses)	1,000.00	1,019.36	5.90

*   Expenses are equal to the Portfolio’s Class IA and Class IB shares annualized expense ratios of 0.91% and 1.16%, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

EQ ADVISORS TRUST

EQ/TEMPLETON GLOBAL EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2010

	Number of Shares	Value (Note 1)

COMMON STOCKS:
Consumer Discretionary (12.0%)
Auto Components (0.5%)
Aisin Seiki Co., Ltd.	1,800	$63,695
Bridgestone Corp.	6,500	125,613
Cie Generale des Etablissements Michelin, Class B	34,671	2,487,967
Continental AG*	508	40,147
Denso Corp.	4,900	169,107
Goodyear Tire & Rubber Co.*	2,300	27,255
Johnson Controls, Inc.	6,628	253,190
Koito Manufacturing Co., Ltd.	1,000	15,642
NGK Spark Plug Co., Ltd.	2,000	30,693
NHK Spring Co., Ltd.	2,000	21,751
NOK Corp.	900	18,756
Nokian Renkaat Oyj	1,182	43,357
Pirelli & C. S.p.A.	2,898	23,429
Stanley Electric Co., Ltd.	1,200	22,422
Sumitomo Rubber Industries Ltd.	2,100	21,934
Toyoda Gosei Co., Ltd.	800	18,791
Toyota Boshoku Corp.	700	12,355
Toyota Industries Corp.	1,800	55,891

		3,451,995

Automobiles (2.2%)
Bayerische Motoren Werke (BMW) AG	46,491	3,656,111
Bayerische Motoren Werke (BMW) AG (Preference)	614	31,589
Daihatsu Motor Co., Ltd.	2,000	30,693
Daimler AG (Registered)*	9,093	616,419
Fiat S.p.A.	7,802	160,870
Ford Motor Co.*	36,846	618,644
Fuji Heavy Industries Ltd.	6,000	46,557
Harley-Davidson, Inc.	2,318	80,365
Honda Motor Co., Ltd.	16,500	653,375
Hyundai Motor Co.*	30,576	4,674,364
Isuzu Motors Ltd.	11,000	49,994
Mazda Motor Corp.	14,100	40,464
Mitsubishi Motors Corp.*	39,000	56,682
Nissan Motor Co., Ltd.	25,200	239,926
Peugeot S.A.*	1,644	62,413
Porsche Automobil Holding SE (Preference)	861	68,642
Renault S.A.*	1,881	109,341
Suzuki Motor Corp.	3,300	81,291
Toyota Motor Corp.	104,500	4,144,476
Volkswagen AG	285	40,332
Volkswagen AG (Preference)	1,727	280,166
Yamaha Motor Co., Ltd.*	2,900	47,256

		15,789,970

Distributors (0.0%)
Canon Marketing Japan, Inc.	700	9,967
Genuine Parts Co.	1,551	79,628
Jardine Cycle & Carriage Ltd.	1,000	28,519
Li & Fung Ltd.	24,000	139,255

		257,369

Diversified Consumer Services (0.0%)
Apollo Group, Inc., Class A*	1,200	47,388
Benesse Holdings, Inc.	600	27,639

	Number of Shares	Value (Note 1)

DeVry, Inc.	676	$32,434
H&R Block, Inc.	3,037	36,171

		143,632

Hotels, Restaurants & Leisure (0.4%)
Accor S.A.	1,638	72,889
Autogrill S.p.A.*	893	12,613
Carnival Corp.	4,300	198,273
Carnival plc	1,716	79,781
Compass Group plc	19,128	173,269
Crown Ltd.	4,618	38,967
Darden Restaurants, Inc.	1,363	63,298
Genting Singapore plc*	62,942	107,409
Intercontinental Hotels Group plc	2,656	51,472
International Game Technology	2,934	51,902
Marriott International, Inc., Class A	2,821	117,184
McDonald’s Corp.	10,402	798,458
McDonald’s Holdings Co. Japan Ltd.	573	14,369
OPAP S.A.	2,171	37,540
Oriental Land Co., Ltd.	500	46,311
Sands China Ltd.*	24,396	53,608
Shangri-La Asia Ltd.	12,000	32,575
SJM Holdings Ltd.	15,000	23,814
Sky City Entertainment Group Ltd.	6,322	15,961
Sodexo S.A.	885	60,988
Starbucks Corp.	7,296	234,420
Starwood Hotels & Resorts Worldwide, Inc.	1,872	113,780
TABCORP Holdings Ltd.	7,657	55,683
Tatts Group Ltd.	13,849	36,545
Thomas Cook Group plc	8,852	26,181
TUI AG*	1,678	23,544
TUI Travel plc	5,765	22,129
Whitbread plc	1,806	50,402
Wyndham Worldwide Corp.	1,723	51,621
Wynn Macau Ltd.	15,600	34,922
Wynn Resorts Ltd.	717	74,453
Yum! Brands, Inc.	4,597	225,483

		2,999,844

Household Durables (0.2%)
Casio Computer Co., Ltd.	1,700	13,715
D.R. Horton, Inc.	2,757	32,891
Electrolux AB, Class B	2,611	74,149
Fortune Brands, Inc.	1,502	90,496
Harman International Industries, Inc.*	685	31,715
Husqvarna AB, Class B	3,649	30,464
Leggett & Platt, Inc.	1,442	32,820
Lennar Corp., Class A	1,400	26,250
Newell Rubbermaid, Inc.	2,739	49,795
Panasonic Corp.	20,000	284,025
Pulte Group, Inc.*	3,057	22,989
Rinnai Corp.	300	18,327
Sekisui Chemical Co., Ltd.	5,000	35,903
Sekisui House Ltd.	6,000	60,672
Sharp Corp.	10,000	103,092
Sony Corp.	10,200	367,723

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/TEMPLETON GLOBAL EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2010

	Number of Shares	Value (Note 1)

Stanley Black & Decker, Inc.	1,631	$109,065
Whirlpool Corp.	748	66,445

		1,450,536

Internet & Catalog Retail (0.3%)
Amazon.com, Inc.*	3,482	626,760
CDON Group AB*	509	2,354
DeNA Co., Ltd.	1,000	35,866
Expedia, Inc.	62,474	1,567,473
Home Retail Group plc	9,050	26,597
Netflix, Inc.*	427	75,024
priceline.com, Inc.*	476	190,186
Rakuten, Inc.	67	56,115

		2,580,375

Leisure Equipment & Products (0.0%)
Hasbro, Inc.	1,335	62,985
Mattel, Inc.	3,541	90,048
Namco Bandai Holdings, Inc.	1,600	17,184
Nikon Corp.	3,000	60,857
Sankyo Co., Ltd.	600	33,884
Sega Sammy Holdings, Inc.	2,100	39,962
Shimano, Inc.	600	30,521
Yamaha Corp.	2,000	24,831

		360,272

Media (5.8%)
Axel Springer AG	146	23,802
British Sky Broadcasting Group plc	11,723	134,521
Cablevision Systems Corp. - New York Group, Class A	2,363	79,964
CBS Corp. (Non-Voting), Class B	6,701	127,654
Comcast Corp., Class A	356,819	7,457,267
Dentsu, Inc.	1,761	54,680
DIRECTV, Class A*	8,208	327,745
Discovery Communications, Inc., Class A*	2,799	116,718
Eutelsat Communications S.A.	927	33,929
Fairfax Media Ltd.	25,389	36,355
Fuji Media Holdings, Inc.	8	12,652
Gannett Co., Inc.	2,500	37,725
Gestevision Telecinco S.A.	1,498	16,475
Hakuhodo DY Holdings, Inc.	260	14,907
Interpublic Group of Cos., Inc.*	4,812	51,104
ITV plc*	36,746	40,132
J.C. Decaux S.A.*	526	16,184
Jupiter Telecommunications Co., Ltd.	21	22,089
Kabel Deutschland Holding AG*	533	24,840
Lagardere S.C.A.	1,147	47,254
McGraw-Hill Cos., Inc.	3,023	110,067
Mediaset S.p.A.	7,420	44,892
Meredith Corp.	400	13,860
Metropole Television S.A.	436	10,546
Modern Times Group AB, Class B	509	33,678
News Corp., Class A	422,160	6,146,650
Omnicom Group, Inc.	2,900	132,820
PagesJaunes Groupe S.A.	1,296	11,777
Pearson plc	231,485	3,637,955

	Number of Shares	Value (Note 1)

ProSiebenSat.1 Media AG (Preference)	753	$22,640
Publicis Groupe S.A.	1,319	68,741
Reed Elsevier N.V.	163,757	2,025,695
Reed Elsevier plc	12,507	105,591
Sanoma Oyj	909	19,702
Scripps Networks Interactive, Inc., Class A	884	45,747
SES S.A.	3,241	77,156
Singapore Press Holdings Ltd.	17,000	52,721
Societe Television Francaise 1 S.A.	1,457	25,311
Time Warner Cable, Inc.	63,454	4,189,868
Time Warner, Inc.	122,461	3,939,570
Toho Co., Ltd.	800	12,849
Viacom, Inc., Class B	89,552	3,547,155
Vivendi S.A.	179,235	4,838,137
Walt Disney Co.	113,353	4,251,871
Washington Post Co., Class B	54	23,733
Wolters Kluwer N.V.	3,090	67,718
WPP plc	12,929	159,144

		42,291,591

Multiline Retail (0.5%)
Big Lots, Inc.*	744	22,662
Family Dollar Stores, Inc.	1,300	64,623
Harvey Norman Holdings Ltd.	3,733	11,225
Isetan Mitsukoshi Holdings Ltd.	4,000	46,508
J. Front Retailing Co., Ltd.	4,000	21,875
J.C. Penney Co., Inc.	2,327	75,185
Kohl’s Corp.*	2,879	156,445
Lifestyle International Holdings Ltd.	6,500	16,006
Macy’s, Inc.	4,161	105,273
Marks & Spencer Group plc	16,291	93,723
Marui Group Co., Ltd.	2,700	22,015
Next plc	2,034	62,631
Nordstrom, Inc.	1,657	70,224
PPR S.A.	795	126,421
Sears Holdings Corp.*	433	31,934
Takashimaya Co., Ltd.	3,000	25,718
Target Corp.	44,991	2,705,309

		3,657,777

Specialty Retail (1.8%)
ABC-Mart, Inc.	200	7,144
Abercrombie & Fitch Co., Class A	865	49,850
AutoNation, Inc.*	627	17,681
AutoZone, Inc.*	268	73,054
Bed Bath & Beyond, Inc.*	2,598	127,692
Best Buy Co., Inc.	3,251	111,477
CarMax, Inc.*	2,192	69,881
Esprit Holdings Ltd.	12,716	60,530
Fast Retailing Co., Ltd.	600	95,554
GameStop Corp., Class A*	1,400	32,032
Gap, Inc.	4,326	95,778
Hennes & Mauritz AB, Class B	10,279	342,345
Home Depot, Inc.	80,185	2,811,286
Inditex S.A.	33,063	2,475,522
Kingfisher plc	897,212	3,684,553
Limited Brands, Inc.	2,605	80,052

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/TEMPLETON GLOBAL EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2010

	Number of Shares	Value (Note 1)

Lowe’s Cos., Inc.	13,587	$340,762
Nitori Holdings Co., Ltd.	400	34,980
O’Reilly Automotive, Inc.*	1,366	82,534
RadioShack Corp.	1,234	22,817
Ross Stores, Inc.	1,186	75,014
Shimamura Co., Ltd.	200	18,549
Staples, Inc.	7,187	163,648
Tiffany & Co.	1,244	77,464
TJX Cos., Inc.	3,897	172,988
Urban Outfitters, Inc.*	1,300	46,553
USS Co., Ltd.	24,590	2,011,055
Yamada Denki Co., Ltd.	810	55,270

		13,236,065

Textiles, Apparel & Luxury Goods (0.3%)
Adidas AG	2,080	135,890
Asics Corp.	2,000	25,717
Billabong International Ltd.	1,567	13,062
Burberry Group plc	4,473	78,386
Christian Dior S.A.	653	93,281
Cie Financiere Richemont S.A., Class A	5,294	311,412
Coach, Inc.	2,918	161,395
Hermes International S.A.	115	24,088
Luxottica Group S.p.A.	1,215	37,018
LVMH Moet Hennessy Louis Vuitton S.A.	2,445	402,199
NIKE, Inc., Class B	3,764	321,521
Nisshinbo Holdings, Inc.	1,000	10,962
Polo Ralph Lauren Corp.	642	71,211
Puma AG Rudolf Dassler Sport	44	14,582
Swatch Group AG	313	139,528
Swatch Group AG (Registered)	429	34,595
VF Corp.	854	73,598
Yue Yuen Industrial Holdings Ltd.	7,500	26,969

		1,975,414

Total Consumer Discretionary		88,194,840

Consumer Staples (4.7%)
Beverages (0.7%)
Anheuser-Busch InBev N.V.	7,371	421,574
Asahi Breweries Ltd.	4,100	79,435
Brown-Forman Corp., Class B	986	68,645
Carlsberg A/S, Class B	1,051	105,231
Coca Cola Hellenic Bottling Co. S.A.	1,740	45,015
Coca-Cola Amatil Ltd.	5,472	60,781
Coca-Cola Co.	22,861	1,503,568
Coca-Cola Enterprises, Inc.	3,300	82,599
Coca-Cola West Co., Ltd.	800	14,494
Constellation Brands, Inc., Class A*	1,755	38,873
Diageo plc	25,199	465,560
Dr. Pepper Snapple Group, Inc.	2,285	80,341
Foster’s Group Ltd.	19,570	113,692
Heineken Holding N.V.	1,073	46,636
Heineken N.V.	2,637	129,289
Ito En Ltd.	800	13,302
Kirin Holdings Co., Ltd.	9,000	126,259

	Number of Shares	Value (Note 1)

Molson Coors Brewing Co., Class B	1,556	$78,096
PepsiCo, Inc.	15,621	1,020,520
Pernod-Ricard S.A.	1,996	187,668
SABMiller plc	9,705	341,433
Sapporo Holdings Ltd.	3,000	13,598

		5,036,609

Food & Staples Retailing (1.7%)
Aeon Co., Ltd.	5,800	72,580
Carrefour S.A.	6,078	250,565
Casino Guichard Perrachon S.A.	544	53,031
Colruyt S.A.	725	36,864
Costco Wholesale Corp.	4,256	307,326
CVS Caremark Corp.	122,108	4,245,695
Delhaize Group S.A.	981	72,454
FamilyMart Co., Ltd.	700	26,383
J Sainsbury plc	12,297	72,145
Jeronimo Martins SGPS S.A.	2,284	34,794
Kesko Oyj, Class B	615	28,706
Koninklijke Ahold N.V.	12,009	158,486
Kroger Co.	6,131	137,089
Lawson, Inc.	600	29,671
Metcash Ltd.	8,540	35,900
Metro AG	1,326	95,472
Olam International Ltd.	11,000	26,914
Safeway, Inc.	3,756	84,473
Seven & I Holdings Co., Ltd.	7,700	205,801
SUPERVALU, Inc.	1,900	18,297
Sysco Corp.	5,760	169,344
Tesco plc	563,923	3,736,653
UNY Co., Ltd.	2,100	21,235
Walgreen Co.	9,114	355,081
Wal-Mart Stores, Inc.	19,288	1,040,202
Wesfarmers Ltd.	10,040	328,605
Wesfarmers Ltd. (PPS)	1,514	50,017
Whole Foods Market, Inc.*	1,419	71,787
WM Morrison Supermarkets plc	21,785	90,890
Woolworths Ltd.	12,468	343,929

		12,200,389

Food Products (1.4%)
Ajinomoto Co., Inc.	7,000	72,940
Archer-Daniels-Midland Co.	6,166	185,473
Aryzta AG*	943	43,519
Associated British Foods plc	3,668	67,539
Campbell Soup Co.	1,905	66,199
ConAgra Foods, Inc.	4,329	97,749
Danone S.A.	5,904	370,965
Dean Foods Co.*	2,000	17,680
General Mills, Inc.	6,304	224,359
Golden Agri-Resources Ltd.	59,244	36,931
Goodman Fielder Ltd.	16,892	23,238
H.J. Heinz Co.	3,214	158,964
Hershey Co.	1,481	69,829
Hormel Foods Corp.	682	34,959
J.M. Smucker Co.	1,200	78,780
Kellogg Co.	2,501	127,751
Kerry Group plc, Class A	1,332	44,445
Kikkoman Corp.	2,000	22,417
Kraft Foods, Inc., Class A	17,168	540,964
Lindt & Spruengli AG	10	30,225

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/TEMPLETON GLOBAL EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2010

	Number of Shares	Value (Note 1)

Lindt & Spruengli AG (Registered)	1	$32,193
McCormick & Co., Inc. (Non-Voting)	1,309	60,908
Mead Johnson Nutrition Co.	2,014	125,371
MEIJI Holdings Co., Ltd.	669	30,241
Nestle S.A. (Registered)	109,283	6,399,192
Nippon Meat Packers, Inc.	2,000	26,136
Nisshin Seifun Group, Inc.	1,500	19,048
Nissin Food Holdings Co., Ltd.	600	21,505
Parmalat S.p.A.	15,412	42,220
Sara Lee Corp.	6,294	110,208
Suedzucker AG	832	22,153
Toyo Suisan Kaisha Ltd.	1,000	22,256
Tyson Foods, Inc., Class A	2,934	50,523
Unilever N.V. (CVA)	16,323	508,230
Unilever plc	12,892	394,561
Wilmar International Ltd.	19,000	83,352
Yakult Honsha Co., Ltd.	800	23,047
Yamazaki Baking Co., Ltd.	1,000	12,058

		10,298,128

Household Products (0.4%)
Clorox Co.	1,373	86,883
Colgate-Palmolive Co.	4,752	381,918
Henkel AG & Co. KGaA	1,386	71,519
Henkel AG & Co. KGaA (Preference)	1,823	113,363
Kimberly-Clark Corp.	4,000	252,160
Procter & Gamble Co.	27,559	1,772,870
Reckitt Benckiser Group plc	6,264	344,259
Unicharm Corp.	1,200	47,740

		3,070,712

Personal Products (0.1%)
Avon Products, Inc.	4,222	122,691
Beiersdorf AG	1,006	55,823
Estee Lauder Cos., Inc., Class A	1,118	90,223
Kao Corp.	5,500	148,220
L’Oreal S.A.	2,383	264,560
Shiseido Co., Ltd.	3,500	76,475

		757,992

Tobacco (0.4%)
Altria Group, Inc.	20,514	505,055
British American Tobacco plc	20,299	779,653
Imperial Tobacco Group plc	10,160	311,740
Japan Tobacco, Inc.	45	166,554
Lorillard, Inc.	1,500	123,090
Philip Morris International, Inc.	17,863	1,045,521
Reynolds American, Inc.	3,328	108,559
Swedish Match AB	2,521	72,980

		3,113,152

Total Consumer Staples		34,476,982

Energy (7.9%)
Energy Equipment & Services (1.9%)
Aker Solutions ASA	1,903	32,369
AMEC plc	3,422	61,355
Baker Hughes, Inc.	56,816	3,248,171

	Number of Shares	Value (Note 1)

Cameron International Corp.*	2,388	$121,143
Cie Generale de Geophysique-Veritas*	1,311	39,899
Diamond Offshore Drilling, Inc.	684	45,739
FMC Technologies, Inc.*	1,181	105,003
Fugro N.V. (CVA)	680	55,884
Halliburton Co.	125,550	5,126,206
Helmerich & Payne, Inc.	1,043	50,565
Nabors Industries Ltd.*	2,808	65,876
National Oilwell Varco, Inc.	4,125	277,406
Noble Corp.	29,376	1,050,779
Petrofac Ltd.	2,631	65,099
Rowan Cos., Inc.*	1,243	43,393
Saipem S.p.A.	2,597	127,848
SBM Offshore N.V.	90,497	2,027,411
Schlumberger Ltd.	13,433	1,121,655
Seadrill Ltd.	2,678	90,505
Technip S.A.	1,002	92,523
Tenaris S.A.	4,793	117,530
Transocean Ltd.*	3,220	220,579
WorleyParsons Ltd.	2,081	56,915

		14,243,853

Oil, Gas & Consumable Fuels (6.0%)
Anadarko Petroleum Corp.	4,900	373,184
Apache Corp.	3,755	447,709
BG Group plc	127,770	2,581,712
BP plc	794,045	5,763,488
Cabot Oil & Gas Corp.	1,100	41,635
Cairn Energy plc*	13,196	86,410
Caltex Australia Ltd.	1,643	24,148
Chesapeake Energy Corp.	6,441	166,886
Chevron Corp.	43,030	3,926,488
ConocoPhillips	14,465	985,067
Consol Energy, Inc.	2,223	108,349
Cosmo Oil Co., Ltd.	7,000	22,934
Denbury Resources, Inc.*	4,100	78,269
Devon Energy Corp.	4,271	335,316
El Paso Corp.	6,932	95,384
ENI S.p.A.	177,887	3,884,188
EOG Resources, Inc.	2,491	227,702
EQT Corp.	1,500	67,260
Essar Energy plc*	3,216	29,082
Exxon Mobil Corp.	49,645	3,630,042
Galp Energia SGPS S.A., Class B	2,329	44,630
Gazprom OAO (ADR)	74,400	1,892,736
Hess Corp.	2,954	226,099
Idemitsu Kosan Co., Ltd.	200	21,234
INPEX Corp.	22	128,846
Japan Petroleum Exploration Co.	400	15,224
JX Holdings, Inc.	21,994	149,263
Marathon Oil Corp.	6,989	258,803
Massey Energy Co.	1,005	53,918
Mongolia Energy Corp., Ltd.*	41,746	12,460
Murphy Oil Corp.	1,888	140,750
Neste Oil Oyj	1,474	23,538
Newfield Exploration Co.*	1,318	95,041
Noble Energy, Inc.	1,752	150,812
Occidental Petroleum Corp.	8,000	784,800
OMV AG	1,389	57,725

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/TEMPLETON GLOBAL EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2010

	Number of Shares	Value (Note 1)

Origin Energy Ltd.	9,269	$157,942
Paladin Energy Ltd.*	6,104	30,779
Peabody Energy Corp.	2,600	166,348
Pioneer Natural Resources Co.	1,142	99,148
QEP Resources, Inc.	1,801	65,394
Range Resources Corp.	1,575	70,844
Repsol YPF S.A.	7,179	200,020
Royal Dutch Shell plc, Class A	35,692	1,190,020
Royal Dutch Shell plc, Class B	184,661	6,089,190
Santos Ltd.	8,823	118,668
Showa Shell Sekiyu KK	1,500	13,746
Southwestern Energy Co.*	3,407	127,524
Spectra Energy Corp.	6,382	159,486
Statoil ASA	82,257	1,953,851
Sunoco, Inc.	1,187	47,848
Tesoro Corp.*	1,405	26,049
TonenGeneral Sekiyu KK	3,000	32,812
Total S.A.	106,072	5,620,150
Tullow Oil plc	9,125	179,400
Valero Energy Corp.	5,574	128,871
Williams Cos., Inc.	5,755	142,264
Woodside Petroleum Ltd.	6,282	273,458

		43,824,944

Total Energy		58,068,797

Financials (12.8%)
Capital Markets (0.9%)
3i Group plc	10,008	51,257
Ameriprise Financial, Inc.	2,389	137,487
Bank of New York Mellon Corp.	12,080	364,816
Charles Schwab Corp.	9,931	169,919
Credit Suisse Group AG (Registered)	11,387	458,768
Daiwa Securities Group, Inc.	16,500	84,949
Deutsche Bank AG (Registered)	9,417	492,032
E*TRADE Financial Corp.*	1,955	31,280
Federated Investors, Inc., Class B	903	23,632
Franklin Resources, Inc.	1,406	156,361
GAM Holding Ltd.*	1,713	28,306
Goldman Sachs Group, Inc.	5,033	846,349
ICAP plc	5,375	44,834
Invesco Ltd.	4,608	110,868
Investec plc	5,164	42,430
Janus Capital Group, Inc.	1,809	23,463
Julius Baer Group Ltd.	2,145	100,482
Legg Mason, Inc.	1,506	54,623
Macquarie Group Ltd.	3,528	133,548
Man Group plc	17,650	81,454
Matsui Securities Co., Ltd.	400	2,848
Mediobanca S.p.A.	4,584	40,796
Mizuho Securities Co., Ltd.	8,000	22,958
Morgan Stanley	14,877	404,803
Nomura Holdings, Inc.	36,200	229,622
Northern Trust Corp.	2,383	132,042
Ratos AB, Class B	989	36,615
SBI Holdings, Inc.	219	33,232
Schroders plc	1,260	36,441
State Street Corp.	4,943	229,059
T. Rowe Price Group, Inc.	2,525	162,964
UBS AG (Registered)*	110,568	1,815,207

		6,583,445

	Number of Shares	Value (Note 1)

Commercial Banks (4.5%)
77 Bank Ltd.	3,000	$15,926
Alpha Bank AE*	4,219	21,424
Aozora Bank Ltd.	5,000	10,346
Australia & New Zealand Banking Group Ltd.	25,668	613,013
Banca Carige S.p.A.	5,056	10,594
Banca Monte dei Paschi di Siena S.p.A.*	27,039	30,748
Banco Bilbao Vizcaya Argentaria S.A.	43,257	437,001
Banco Comercial Portugues S.A. (Registered)	30,217	23,501
Banco de Sabadell S.A.	10,511	41,435
Banco de Valencia S.A.	2,989	13,101
Banco Espirito Santo S.A. (Registered)	4,002	15,402
Banco Popolare S.c.a.r.l.	5,851	26,505
Banco Popular Espanol S.A.	8,137	41,754
Banco Santander S.A.	82,811	877,315
Bank Hapoalim B.M.*	10,146	52,810
Bank Leumi Le-Israel B.M.	12,198	62,459
Bank of Cyprus Public Co., Ltd.	7,855	27,081
Bank of East Asia Ltd.	14,800	61,978
Bank of Ireland*	34,555	17,316
Bank of Kyoto Ltd.	3,000	28,452
Bank of Yokohama Ltd.	13,000	67,410
Bankinter S.A.	3,926	21,804
Barclays plc	115,460	471,006
BB&T Corp.	6,931	182,216
Bendigo and Adelaide Bank Ltd.	3,572	36,352
BNP Paribas S.A.	9,726	618,780
BOC Hong Kong Holdings Ltd.	36,500	124,205
Chiba Bank Ltd.	7,000	45,523
Chugoku Bank Ltd.	2,000	24,215
Chuo Mitsui Trust Holdings, Inc.	11,000	45,658
Comerica, Inc.	1,738	73,413
Commerzbank AG*	6,718	49,860
Commonwealth Bank of Australia	15,719	816,249
Credit Agricole S.A.	9,865	125,287
Danske Bank A/S*	4,535	116,260
DBS Group Holdings Ltd.	204,988	2,287,317
Dexia S.A.*	6,744	23,431
DnB NOR ASA	9,819	137,818
EFG Eurobank Ergasias S.A.*	4,029	20,190
Erste Group Bank AG	1,860	87,341
Fifth Third Bancorp	8,000	117,440
First Horizon National Corp.*	2,644	31,147
Fukuoka Financial Group, Inc.	7,000	30,435
Gunma Bank Ltd.	5,000	27,466
Hachijuni Bank Ltd.	5,000	27,959
Hang Seng Bank Ltd.	7,700	126,603
Hiroshima Bank Ltd.	5,000	21,062
Hokuhoku Financial Group, Inc.	11,000	22,355
HSBC Holdings plc	497,413	5,082,089
Huntington Bancshares, Inc./Ohio	8,499	58,388
ICICI Bank Ltd. (ADR)	43,240	2,189,674
Intesa Sanpaolo S.p.A.	673,617	1,824,597
Israel Discount Bank Ltd., Class A*	5,505	12,558

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/TEMPLETON GLOBAL EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2010

	Number of Shares	Value (Note 1)

Iyo Bank Ltd.	3,000	$24,018
Joyo Bank Ltd.	7,000	30,780
KB Financial Group, Inc. (ADR)	75,435	3,989,757
KBC Groep N.V.*	1,534	52,272
KeyCorp	8,665	76,685
Lloyds Banking Group plc*	415,553	425,663
M&T Bank Corp.	1,171	101,935
Marshall & Ilsley Corp.	5,500	38,060
Mitsubishi UFJ Financial Group, Inc.	128,000	692,105
Mizrahi Tefahot Bank Ltd.	1,185	13,024
Mizuho Financial Group, Inc.	203,804	384,062
Mizuho Trust & Banking Co., Ltd.*	20,000	20,692
National Australia Bank Ltd.	21,666	525,192
National Bank of Greece S.A.*	9,518	76,949
Natixis S.A.*	10,058	47,042
Nishi-Nippon City Bank Ltd.	6,000	18,253
Nordea Bank AB	32,138	349,542
Oversea-Chinese Banking Corp., Ltd.	25,000	192,465
PNC Financial Services Group, Inc.	5,172	314,044
Raiffeisen Bank International AG	478	26,189
Regions Financial Corp.	12,366	86,562
Resona Holdings, Inc.	5,451	32,697
Royal Bank of Scotland Group plc*	174,385	106,225
Sapporo Hokuyo Holdings, Inc.	4,076	19,077
Senshu Ikeda Holdings, Inc.	6,000	8,572
Seven Bank Ltd.	9	19,055
Shinsei Bank Ltd.*	9,000	11,750
Shizuoka Bank Ltd.	6,000	55,352
Skandinaviska Enskilda Banken AB, Class A	14,316	119,413
Societe Generale S.A.	6,511	349,940
Standard Chartered plc	23,474	631,504
Sumitomo Mitsui Financial Group, Inc.	13,677	487,177
Sumitomo Trust & Banking Co., Ltd.	14,000	88,287
Suncorp Group Ltd.	13,394	117,952
SunTrust Banks, Inc.	4,921	145,219
Suruga Bank Ltd.	2,000	18,623
Svenska Handelsbanken AB, Class A	4,765	152,253
Swedbank AB, Class A*	6,906	96,315
U.S. Bancorp	18,800	507,036
UniCredit S.p.A.	1,181,378	2,443,790
Unione di Banche Italiane S.c.p.A.	6,537	57,217
United Overseas Bank Ltd.	12,000	170,180
Wells Fargo & Co.	51,516	1,596,481
Westpac Banking Corp.	30,431	691,282
Wing Hang Bank Ltd.	1,500	20,745
Yamaguchi Financial Group, Inc.	2,000	20,249
Zions Bancorp	1,706	41,336

		32,867,287

Consumer Finance (0.6%)
Aeon Credit Service Co., Ltd.	400	5,656

	Number of Shares	Value (Note 1)

American Express Co.	89,658	$3,848,121
Capital One Financial Corp.	4,496	191,350
Credit Saison Co., Ltd.	1,200	19,731
Discover Financial Services	5,362	99,358
SLM Corp.*	5,000	62,950

		4,227,166

Diversified Financial Services (1.8%)
ASX Ltd.	1,838	70,835
Bank of America Corp.	228,161	3,043,668
Cie Nationale a Portefeuille	215	10,515
Citigroup, Inc.*	286,007	1,352,813
CME Group, Inc.	662	212,998
Criteria Caixacorp S.A.	8,233	43,809
Deutsche Boerse AG	1,907	132,003
Eurazeo S.A.	254	18,834
Exor S.p.A.	670	22,097
Groupe Bruxelles Lambert S.A.	766	64,416
Hong Kong Exchanges and Clearing Ltd.	10,300	233,621
Industrivarden AB, Class C	1,149	20,159
ING Groep N.V. (CVA)*	400,296	3,894,185
IntercontinentalExchange, Inc.*	729	86,860
Investor AB, Class B	4,806	102,828
JPMorgan Chase & Co.	82,957	3,519,036
Kinnevik Investment AB, Class B	2,129	43,367
Leucadia National Corp.	2,000	58,360
London Stock Exchange Group plc	1,529	19,977
Mitsubishi UFJ Lease & Finance Co., Ltd.	730	28,952
Moody’s Corp.	2,007	53,266
NASDAQ OMX Group, Inc.*	1,383	32,791
NYSE Euronext	2,500	74,950
ORIX Corp.	1,020	100,379
Pargesa Holding S.A.	235	19,956
Pohjola Bank plc	1,258	15,079
Singapore Exchange Ltd.	8,000	52,488

		13,328,242

Insurance (3.6%)
ACE Ltd.	42,242	2,629,565
Admiral Group plc	1,922	45,398
Aegon N.V.*	15,967	97,637
Aflac, Inc.	4,640	261,835
Ageas	21,655	49,483
AIA Group Ltd.*	492,800	1,385,303
Allianz SE (Registered)	4,582	544,512
Allstate Corp.	5,299	168,932
American International Group, Inc.*	1,330	76,635
AMP Ltd.	22,094	119,542
Aon Corp.	3,229	148,566
Assicurazioni Generali S.p.A.	11,661	221,429
Assurant, Inc.	1,049	40,407
Aviva plc	677,463	4,150,994
AXA Asia Pacific Holdings Ltd.‡	10,001	64,545
AXA S.A.‡	16,940	281,830
Baloise Holding AG (Registered)	556	54,113
Berkshire Hathaway, Inc., Class B*	17,028	1,364,113
Chubb Corp.	3,002	179,039

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/TEMPLETON GLOBAL EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2010

	Number of Shares	Value (Note 1)

Cincinnati Financial Corp.	1,601	$50,736
CNP Assurances S.A.	1,278	23,064
Dai-ichi Life Insurance Co., Ltd.	81	131,591
Delta Lloyd N.V.	527	10,623
Genworth Financial, Inc., Class A*	5,000	65,700
Hannover Rueckversicherung AG (Registered)	547	29,337
Hartford Financial Services Group, Inc.	4,374	115,867
Insurance Australia Group Ltd.	20,379	80,873
Legal & General Group plc	60,456	91,194
Lincoln National Corp.	3,100	86,211
Loews Corp.	3,111	121,049
Mapfre S.A.	6,494	18,033
Marsh & McLennan Cos., Inc.	5,400	147,636
MetLife, Inc.	8,925	396,627
MS&AD Insurance Group Holdings, Inc.	5,311	133,118
Muenchener Rueckversicherungs-Gesellschaft AG (Registered)	16,466	2,496,299
NKSJ Holdings, Inc.*	14,343	105,642
Old Mutual plc	57,972	111,263
Principal Financial Group, Inc.	3,200	104,192
Progressive Corp.	172,902	3,435,563
Prudential Financial, Inc.	4,778	280,516
Prudential plc	26,115	271,982
QBE Insurance Group Ltd.	10,186	189,091
RenaissanceReinsurance Holdings Ltd.	31,890	2,031,074
Resolution Ltd.	14,710	53,689
RSA Insurance Group plc	35,192	68,695
Sampo Oyj, Class A	4,115	110,252
SCOR SE	1,595	40,497
Sony Financial Holdings, Inc.	8	32,369
Standard Life plc	23,063	77,668
Swiss Life Holding AG (Registered)*	337	48,730
Swiss Reinsurance Co., Ltd. (Registered)	42,848	2,305,085
T&D Holdings, Inc.	2,600	65,969
Tokio Marine Holdings, Inc.	7,200	215,228
Torchmark Corp.	788	47,075
Travelers Cos., Inc.	4,519	251,754
Tryg A/S	183	8,448
Unum Group	3,217	77,916
Vienna Insurance Group AG	501	26,040
XL Group plc	3,182	69,431
Zurich Financial Services AG	1,461	378,454

		26,288,459

Real Estate Investment Trusts (REITs) (0.4%)
Apartment Investment & Management Co. (REIT), Class A	1,152	29,768
Ascendas Real Estate Investment Trust (REIT)	13,000	20,969
AvalonBay Communities, Inc. (REIT)	838	94,317
Boston Properties, Inc. (REIT)	1,379	118,732
British Land Co. plc (REIT)	8,908	72,845

	Number of Shares	Value (Note 1)

Capital Shopping Centres Group plc (REIT)	5,111	$33,277
CapitaMall Trust (REIT)	25,000	37,987
CFS Retail Property Trust (REIT)	21,075	37,938
Corio N.V. (REIT)	561	35,995
Dexus Property Group (REIT)	55,652	45,252
Equity Residential (REIT)	2,819	146,447
Fonciere des Regions (REIT)	306	29,605
Gecina S.A. (REIT)	164	18,038
Goodman Group (REIT)	68,843	45,768
GPT Group (REIT)	17,071	51,333
Hammerson plc (REIT)	7,244	47,119
HCP, Inc. (REIT)	3,587	131,966
Health Care REIT, Inc. (REIT)	1,429	68,078
Host Hotels & Resorts, Inc. (REIT)	6,611	118,139
ICADE (REIT)	209	21,324
Japan Prime Realty Investment Corp. (REIT)	6	18,475
Japan Real Estate Investment Corp. (REIT)	5	51,854
Japan Retail Fund Investment Corp. (REIT)	20	38,354
Kimco Realty Corp. (REIT)	3,997	72,106
Klepierre S.A. (REIT)	843	30,410
Land Securities Group plc (REIT)	7,797	81,933
Link REIT (REIT)	21,000	65,247
Mirvac Group (REIT)	37,975	47,580
Nippon Building Fund, Inc. (REIT)	5	51,299
Nomura Real Estate Office Fund, Inc. (REIT)	3	21,653
Plum Creek Timber Co., Inc. (REIT)	1,591	59,583
ProLogis (REIT)	5,602	80,893
Public Storage (REIT)	1,373	139,250
Segro plc (REIT)	6,449	28,796
Simon Property Group, Inc. (REIT)	2,915	290,013
Stockland Corp., Ltd. (REIT)	23,156	85,262
Unibail-Rodamco S.A. (REIT)	895	177,006
Ventas, Inc. (REIT)	1,601	84,020
Vornado Realty Trust (REIT)	1,572	130,995
Westfield Group (REIT)	21,766	213,272
Westfield Retail Trust (REIT)*	21,766	57,214
Weyerhaeuser Co. (REIT)	5,375	101,749

		3,131,861

Real Estate Management & Development (1.0%)
Aeon Mall Co., Ltd.	700	18,795
BGP Holdings plc*†(b)	177,813	—
CapitaLand Ltd.	24,000	69,381
CapitaMalls Asia Ltd.	12,361	18,686
CB Richard Ellis Group, Inc., Class A*	2,800	57,344
Cheung Kong Holdings Ltd.	157,000	2,421,817
City Developments Ltd.	6,000	58,721
Daito Trust Construction Co., Ltd.	700	47,937
Daiwa House Industry Co., Ltd.	5,000	61,461

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/TEMPLETON GLOBAL EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2010

	Number of Shares	Value (Note 1)

Global Logistic Properties Ltd.*	16,000	$26,930
Hang Lung Group Ltd.	8,000	52,594
Hang Lung Properties Ltd.	25,000	116,914
Henderson Land Development Co., Ltd.	11,000	75,005
Hopewell Holdings Ltd.	5,000	15,696
Hysan Development Co., Ltd.	6,000	28,252
Immofinaz AG*	10,104	43,058
Keppel Land Ltd.	7,000	26,181
Kerry Properties Ltd.	7,000	36,473
Lend Lease Group	4,700	41,486
Mitsubishi Estate Co., Ltd.	12,000	222,589
Mitsui Fudosan Co., Ltd.	9,000	179,468
New World Development Ltd.	26,000	48,837
Nomura Real Estate Holdings, Inc.	700	12,752
NTT Urban Development Corp.	6	5,912
Sino Land Co., Ltd.	20,000	37,413
Sumitomo Realty & Development Co., Ltd.	4,000	95,529
Sun Hung Kai Properties Ltd.	14,000	232,529
Swire Pacific Ltd., Class A	187,500	3,082,866
Tokyo Tatemono Co., Ltd.	3,000	13,893
Tokyu Land Corp.	4,000	20,101
UOL Group Ltd.	6,000	22,207
Wharf Holdings Ltd.	14,000	107,709
Wheelock & Co., Ltd.	8,000	32,369

		7,330,905

Thrifts & Mortgage Finance (0.0%)
Hudson City Bancorp, Inc.	5,184	66,044
People’s United Financial, Inc.	3,632	50,885

		116,929

Total Financials		93,874,294

Health Care (11.2%)
Biotechnology (1.6%)
Actelion Ltd. (Registered)*	1,102	60,345
Amgen, Inc.*	150,102	8,240,600
Biogen Idec, Inc.*	33,798	2,266,156
Celgene Corp.*	4,581	270,920
Cephalon, Inc.*	700	43,204
CSL Ltd.	5,593	207,598
Genzyme Corp.*	2,499	177,929
Gilead Sciences, Inc.*	7,993	289,666
Grifols S.A.	1,649	22,476

		11,578,894

Health Care Equipment & Supplies (1.5%)
Baxter International, Inc.	5,737	290,407
Becton, Dickinson and Co.	2,264	191,353
bioMerieux S.A.	146	14,402
Boston Scientific Corp.*	15,300	115,821
C.R. Bard, Inc.	900	82,593
CareFusion Corp.*	2,195	56,412
Cie Generale d’Optique Essilor International S.A.	2,004	129,010
Cochlear Ltd.	626	51,485
Coloplast A/S, Class B	262	35,603
Covidien plc	117,570	5,368,246
DENTSPLY International, Inc.	1,406	48,043

	Number of Shares	Value (Note 1)

Getinge AB, Class B	1,891	$39,616
Intuitive Surgical, Inc.*	387	99,749
Medtronic, Inc.	89,389	3,315,438
Olympus Corp.	2,000	60,549
Smith & Nephew plc	9,134	96,339
Sonova Holding AG (Registered)	432	55,767
St. Jude Medical, Inc.*	3,375	144,281
Straumann Holding AG (Registered)	95	21,743
Stryker Corp.	3,360	180,432
Synthes, Inc.	583	78,752
Sysmex Corp.	400	27,738
Terumo Corp.	1,800	101,318
Varian Medical Systems, Inc.*	1,133	78,494
William Demant Holding A/S*	298	22,011
Zimmer Holdings, Inc.*	2,000	107,360

		10,812,962

Health Care Providers & Services (0.8%)
Aetna, Inc.	3,939	120,179
Alfresa Holdings Corp.	300	13,321
AmerisourceBergen Corp.	2,721	92,840
Cardinal Health, Inc.	3,420	131,020
Celesio AG	666	16,554
CIGNA Corp.	2,679	98,212
Coventry Health Care, Inc.*	1,462	38,597
DaVita, Inc.*	957	66,502
Express Scripts, Inc.*	5,189	280,465
Fresenius Medical Care AG & Co. KGaA	1,893	109,355
Fresenius SE	245	20,544
Fresenius SE (Preference)	821	70,291
Humana, Inc.*	1,666	91,197
Laboratory Corp. of America Holdings*	1,000	87,920
McKesson Corp.	2,491	175,317
Medco Health Solutions, Inc.*	4,178	255,986
Medipal Holdings Corp.	1,700	18,740
Miraca Holdings, Inc.	500	20,138
Patterson Cos., Inc.	952	29,160
Quest Diagnostics, Inc.	69,580	3,755,233
Ramsay Health Care Ltd.	1,288	23,449
Sonic Healthcare Ltd.	4,154	49,285
Suzuken Co., Ltd.	600	18,327
Tenet Healthcare Corp.*	4,800	32,112
UnitedHealth Group, Inc.	10,908	393,888
WellPoint, Inc.*	3,930	223,460

		6,232,092

Health Care Technology (0.0%)
Cerner Corp.*	700	66,318

Life Sciences Tools & Services (0.4%)
Agilent Technologies, Inc.*	3,410	141,276
Life Technologies Corp.*	1,805	100,178
Lonza Group AG (Registered)	28,537	2,287,538
PerkinElmer, Inc.	1,162	30,003
QIAGEN N.V.*	2,158	42,189
Thermo Fisher Scientific, Inc.*	3,913	216,624
Waters Corp.*	906	70,405

		2,888,213

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/TEMPLETON GLOBAL EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2010

	Number of Shares	Value (Note 1)

Pharmaceuticals (6.9%)
Abbott Laboratories, Inc.	43,570	$2,087,439
Allergan, Inc.	3,028	207,933
Astellas Pharma, Inc.	4,500	171,542
AstraZeneca plc	14,491	660,165
Bayer AG (Registered)	8,347	616,822
Bristol-Myers Squibb Co.	50,360	1,333,533
Chugai Pharmaceutical Co., Ltd.	2,100	38,539
Daiichi Sankyo Co., Ltd.	6,600	144,454
Dainippon Sumitomo Pharma Co., Ltd.	2,000	18,180
Eisai Co., Ltd.	2,400	86,907
Elan Corp. plc*	5,855	32,470
Eli Lilly and Co.	9,991	350,085
Forest Laboratories, Inc.*	2,800	89,544
GlaxoSmithKline plc	350,028	6,767,035
Hisamitsu Pharmaceutical Co., Inc.	800	33,699
Hospira, Inc.*	1,700	94,673
Johnson & Johnson	27,038	1,672,300
King Pharmaceuticals, Inc.*	2,800	39,340
Kyowa Hakko Kirin Co., Ltd.	3,000	30,890
Merck & Co., Inc.	145,736	5,252,325
Merck KGaA	22,564	1,804,614
Mitsubishi Tanabe Pharma Corp.	2,000	33,773
Mylan, Inc.*	4,279	90,415
Novartis AG (Registered)	120,026	7,053,934
Novo Nordisk A/S, Class B	4,239	478,004
Ono Pharmaceutical Co., Ltd.	800	37,344
Orion Oyj, Class B	1,075	23,516
Otsuka Holdings Co., Ltd.*	2,500	61,584
Pfizer, Inc.	401,760	7,034,818
Roche Holding AG	35,971	5,270,617
Sanofi-Aventis S.A.	124,693	7,973,114
Santen Pharmaceutical Co., Ltd.	600	20,840
Shionogi & Co., Ltd.	3,000	59,231
Shire plc	5,787	139,217
Taisho Pharmaceutical Co., Ltd.	1,000	21,887
Takeda Pharmaceutical Co., Ltd.	7,600	373,962
Teva Pharmaceutical Industries Ltd.	9,476	496,699
Tsumura & Co.	700	22,667
UCB S.A.	942	32,313
Watson Pharmaceuticals, Inc.*	1,234	63,736

		50,820,160

Total Health Care		82,398,639

Industrials (9.3%)
Aerospace & Defense (0.9%)
BAE Systems plc	352,167	1,811,910
Boeing Co.	7,192	469,350
Cobham plc	11,806	37,458
Elbit Systems Ltd.	186	9,922
Embraer S.A. (ADR)	54,400	1,599,360
European Aeronautic Defence and Space Co. N.V.*	4,142	96,530
Finmeccanica S.p.A.	3,870	43,983
General Dynamics Corp.	3,717	263,758
Goodrich Corp.	1,200	105,684
Honeywell International, Inc.	7,634	405,823
ITT Corp.	1,808	94,215

	Number of Shares	Value (Note 1)

L-3 Communications Holdings, Inc.	1,127	$79,442
Lockheed Martin Corp.	2,916	203,858
Northrop Grumman Corp.	2,880	186,566
Precision Castparts Corp.	1,400	194,894
Raytheon Co.	3,571	165,480
Rockwell Collins, Inc.	1,600	93,216
Rolls-Royce Group plc*	19,122	185,736
Rolls-Royce Group plc, Class C*†	1,223,808	1,908
Safran S.A.	1,671	59,173
Singapore Technologies Engineering Ltd.	17,000	45,303
Thales S.A.	827	28,938
United Technologies Corp.	9,091	715,644

		6,898,151

Air Freight & Logistics (1.6%)
C.H. Robinson Worldwide, Inc.	1,669	133,837
Deutsche Post AG (Registered)	109,036	1,850,451
Expeditors International of Washington, Inc.	2,091	114,169
FedEx Corp.	40,749	3,790,064
TNT N.V.	3,661	96,621
Toll Holdings Ltd.	6,728	39,430
United Parcel Service, Inc., Class B	78,272	5,680,982
Yamato Holdings Co., Ltd.	4,000	56,953

		11,762,507

Airlines (0.1%)
Air France-KLM*	1,592	28,996
All Nippon Airways Co., Ltd.*	9,000	33,588
British Airways plc*	5,596	23,775
Cathay Pacific Airways Ltd.	12,000	33,115
Deutsche Lufthansa AG (Registered)*	2,465	53,873
Iberia Lineas Aereas de Espana S.A.*	5,937	25,348
Qantas Airways Ltd.*	11,067	28,751
Singapore Airlines Ltd.	5,000	59,610
Southwest Airlines Co.	7,343	95,312

		382,368

Building Products (0.1%)
Asahi Glass Co., Ltd.	10,000	116,886
Assa Abloy AB, Class B	3,295	92,839
Cie de Saint-Gobain S.A.	4,005	206,048
Daikin Industries Ltd.	2,500	88,681
Geberit AG (Registered)	371	85,786
JS Group Corp.	2,300	50,623
Masco Corp.	3,300	41,778
Nippon Sheet Glass Co., Ltd.	9,000	24,276
TOTO Ltd.	3,000	21,764

		728,681

Commercial Services & Supplies (0.3%)
Aggreko plc	2,643	61,069
Avery Dennison Corp.	1,063	45,007
Babcock International Group plc	3,659	32,574
Brambles Ltd.	141,061	1,027,254
Cintas Corp.	1,309	36,600
Dai Nippon Printing Co., Ltd.	6,000	81,734

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/TEMPLETON GLOBAL EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2010

	Number of Shares	Value (Note 1)

Edenred*	1,638	$38,776
G4S plc	13,053	51,813
Iron Mountain, Inc.	1,900	47,519
Pitney Bowes, Inc.	2,002	48,408
R.R. Donnelley & Sons Co.	2,200	38,434
Republic Services, Inc.	3,032	90,535
Secom Co., Ltd.	2,000	94,716
Securitas AB, Class B	2,956	34,568
Serco Group plc	5,060	43,824
Societe BIC S.A.	332	28,536
Stericycle, Inc.*	842	68,135
Toppan Printing Co., Ltd.	6,000	54,834
Waste Management, Inc.	4,700	173,289

		2,097,625

Construction & Engineering (0.2%)
ACS Actividades de Construccion y Servicios S.A.	1,334	62,525
Balfour Beatty plc	7,172	34,988
Bouygues S.A.	2,205	95,041
Chiyoda Corp.	2,000	19,904
Eiffage S.A.	542	23,905
Ferrovial S.A.	4,955	49,230
Fluor Corp.	1,760	116,618
Fomento de Construcciones y Contratas S.A.	558	14,660
Hochtief AG	516	43,813
Jacobs Engineering Group, Inc.*	1,300	59,605
JGC Corp.	2,000	43,527
Kajima Corp.	11,000	29,265
Kinden Corp.	1,000	9,237
Koninklijke Boskalis Westminster N.V.	748	35,684
Leighton Holdings Ltd.	1,308	41,178
Obayashi Corp.	8,000	36,852
Quanta Services, Inc.*	2,200	43,824
Shimizu Corp.	5,000	21,370
Skanska AB, Class B	4,162	82,489
Taisei Corp.	13,000	30,422
Vinci S.A.	4,373	237,719

		1,131,856

Electrical Equipment (0.3%)
ABB Ltd. (Registered)*	22,185	494,239
Alstom S.A.	2,180	104,319
Bekaert S.A.	387	44,423
Emerson Electric Co.	7,410	423,630
Fuji Electric Holdings Co., Ltd.	4,000	12,465
Furukawa Electric Co., Ltd.	7,000	31,469
GS Yuasa Corp.	3,000	20,766
Legrand S.A.	1,579	64,303
Mabuchi Motor Co., Ltd.	300	15,464
Mitsubishi Electric Corp.	19,000	199,384
Nidec Corp.	1,100	111,233
Prysmian S.p.A.	1,993	33,956
Rockwell Automation, Inc.	1,396	100,107
Roper Industries, Inc.	932	71,233
Schneider Electric S.A.	2,449	366,531
Sumitomo Electric Industries Ltd.	7,300	101,421
Ushio, Inc.	1,300	24,786

	Number of Shares	Value (Note 1)

Vestas Wind Systems A/S*	2,037	$64,309

		2,284,038

Industrial Conglomerates (3.2%)
3M Co.	7,000	604,100
CSR Ltd.	17,751	30,502
Delek Group Ltd.	44	11,333
Fraser and Neave Ltd.	10,000	49,948
General Electric Co.	325,239	5,948,621
Hankyu Hanshin Holdings, Inc.	11,000	51,078
Hutchison Whampoa Ltd.	21,000	216,138
Keppel Corp., Ltd.	13,000	114,669
Koninklijke Philips Electronics N.V.	110,896	3,396,522
NWS Holdings Ltd.	11,000	16,699
Orkla ASA	7,721	75,026
SembCorp Industries Ltd.	9,000	36,046
Siemens AG (Registered)	62,032	7,684,215
Smiths Group plc	4,021	78,051
Textron, Inc.	2,699	63,804
Tyco International Ltd.	129,059	5,348,205

		23,724,957

Machinery (0.8%)
Alfa Laval AB	3,478	73,277
Amada Co., Ltd.	3,000	24,424
Atlas Copco AB, Class A	6,876	173,494
Atlas Copco AB, Class B	3,936	89,012
Caterpillar, Inc.	6,206	581,254
Cosco Corp. (Singapore) Ltd.	11,000	18,343
Cummins, Inc.	1,914	210,559
Danaher Corp.	5,246	247,454
Deere & Co.	4,172	346,485
Dover Corp.	1,839	107,490
Eaton Corp.	1,652	167,694
FANUC Corp.	1,900	291,822
Flowserve Corp.	550	65,571
GEA Group AG	1,529	44,194
Hexagon AB, Class B	2,736	58,661
Hino Motors Ltd.	2,000	10,839
Hitachi Construction Machinery Co., Ltd.	900	21,572
IHI Corp.	11,000	24,523
Illinois Tool Works, Inc.	4,883	260,752
Ingersoll-Rand plc	3,163	148,946
Invensys plc	8,319	45,940
Japan Steel Works Ltd.	3,000	31,334
JTEKT Corp.	2,300	27,139
Kawasaki Heavy Industries Ltd.	13,000	43,712
Komatsu Ltd.	9,500	287,492
Kone Oyj, Class B	1,649	91,668
Kubota Corp.	12,000	113,659
Kurita Water Industries Ltd.	1,100	34,657
Makita Corp.	1,000	40,892
MAN SE	1,038	123,436
Metso Oyj	1,323	73,899
Minebea Co., Ltd.	3,000	18,919
Mitsubishi Heavy Industries Ltd.	30,000	112,699
Mitsui Engineering & Shipbuilding Co., Ltd.	5,000	13,241
Nabtesco Corp.	900	19,199
NGK Insulators Ltd.	2,000	32,639

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/TEMPLETON GLOBAL EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2010

	Number of Shares	Value (Note 1)

NSK Ltd.	4,000	$36,162
NTN Corp.	6,000	31,851
PACCAR, Inc.	3,588	206,023
Pall Corp.	1,148	56,918
Parker Hannifin Corp.	1,588	137,044
Sandvik AB	10,407	202,859
Scania AB, Class B	3,147	72,386
Schindler Holding AG	493	58,316
Schindler Holding AG (Registered)	198	23,696
SembCorp Marine Ltd.	8,000	33,475
SKF AB, Class B	4,029	114,778
SMC Corp.	600	102,796
Snap-On, Inc.	572	32,364
Sumitomo Heavy Industries Ltd.	5,000	32,147
THK Co., Ltd.	1,000	22,995
Vallourec S.A.	1,102	115,747
Volvo AB, Class B*	13,864	244,271
Wartsila Oyj	819	62,492
Weir Group plc	2,105	58,418
Yangzijiang Shipbuilding Holdings Ltd.	11,735	17,465
Zardoya Otis S.A.	1,282	18,056

		5,757,150

Marine (0.1%)
A. P. Moller - Maersk A/S, Class A	5	44,048
A. P. Moller - Maersk A/S, Class B	14	126,772
Kawasaki Kisen Kaisha Ltd.	6,000	26,383
Kuehne + Nagel International AG (Registered)	580	80,642
Mitsui O.S.K. Lines Ltd.	11,000	75,058
Neptune Orient Lines Ltd.*	5,750	9,767
Nippon Yusen KK	16,000	70,945
Orient Overseas International Ltd.	2,000	19,401

		453,016

Professional Services (0.8%)
Adecco S.A. (Registered)	39,239	2,570,469
Bureau Veritas S.A.	488	36,988
Capita Group plc	6,426	69,781
Dun & Bradstreet Corp.	493	40,470
Equifax, Inc.	1,215	43,254
Experian plc	10,583	131,670
Intertek Group plc	1,618	44,777
Randstad Holding N.V.*	55,465	2,927,656
Robert Half International, Inc.	1,449	44,339
SGS S.A. (Registered)	56	93,972

		6,003,376

Road & Rail (0.3%)
Asciano Ltd.*	31,299	51,060
Central Japan Railway Co.	15	125,631
ComfortDelGro Corp., Ltd.	16,000	19,324
CSX Corp.	3,706	239,445
DSV A/S	2,328	51,459
East Japan Railway Co.	3,397	220,916
Firstgroup plc	5,036	31,273
Keikyu Corp.	5,000	44,156

	Number of Shares	Value (Note 1)

Keio Corp.	6,000	$40,941
Keisei Electric Railway Co., Ltd.	3,000	20,027
Kintetsu Corp.	16,000	50,055
MTR Corp.	14,000	50,973
Nippon Express Co., Ltd.	9,000	40,572
Norfolk Southern Corp.	3,577	224,707
Odakyu Electric Railway Co., Ltd.	6,000	55,869
QR National Ltd.*	17,012	47,850
Ryder System, Inc.	509	26,794
Tobu Railway Co., Ltd.	8,000	44,932
Tokyu Corp.	11,000	50,400
Union Pacific Corp.	4,855	449,864
West Japan Railway Co.	16	59,810

		1,946,058

Trading Companies & Distributors (0.6%)
Brenntag AG*	280	28,549
Bunzl plc	3,383	37,923
Fastenal Co.	1,451	86,929
ITOCHU Corp.	15,000	151,866
Marubeni Corp.	16,000	112,526
Mitsubishi Corp.	13,800	373,598
Mitsui & Co., Ltd.	17,600	290,696
Noble Group Ltd.	27,818	47,037
Sojitz Corp.	15,900	34,859
Sumitomo Corp.	11,300	159,917
Toyota Tsusho Corp.	2,500	44,033
W.W. Grainger, Inc.	571	78,861
Wolseley plc*	102,675	3,275,249

		4,722,043

Transportation Infrastructure (0.0%)
Abertis Infraestructuras S.A.	3,094	55,630
Aeroports de Paris S.A.	263	20,760
Atlantia S.p.A.	2,504	51,095
Auckland International Airport Ltd.	9,394	15,957
Brisa Auto-Estradas de Portugal S.A.	1,884	13,139
Fraport AG	305	19,221
Groupe Eurotunnel S.A. (Registered)	4,422	38,882
Kamigumi Co., Ltd.	3,000	25,200
Koninklijke Vopak N.V.	826	39,019
MAp Group	5,706	17,450
Mitsubishi Logistics Corp.	1,000	13,327
Transurban Group	12,922	67,669

		377,349

Total Industrials		68,269,175

Information Technology (12.7%)
Communications Equipment (1.6%)
Alcatel-Lucent*	24,031	70,006
Brocade Communications Systems, Inc.*	319,590	1,690,631
Cisco Systems, Inc.*	256,050	5,179,892
F5 Networks, Inc.*	796	103,607
Harris Corp.	1,270	57,531
JDS Uniphase Corp.*	2,192	31,740
Juniper Networks, Inc.*	5,118	188,957

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/TEMPLETON GLOBAL EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2010

	Number of Shares	Value (Note 1)

Motorola, Inc.*	23,200	$210,424
Nokia Oyj	37,778	390,736
QUALCOMM, Inc.	15,927	788,227
Telefonaktiebolaget LM Ericsson, Class B	249,991	2,904,819
Tellabs, Inc.	3,754	25,452

		11,642,022

Computers & Peripherals (1.2%)
Apple, Inc.*	9,031	2,913,039
Dell, Inc.*	109,640	1,485,622
EMC Corp.*	20,285	464,526
Fujitsu Ltd.	18,000	125,262
Hewlett-Packard Co.	22,306	939,083
Lexmark International, Inc., Class A*	773	26,916
Logitech International S.A. (Registered)*	2,022	38,494
NEC Corp.	25,000	75,132
NetApp, Inc.*	3,515	193,184
QLogic Corp.*	1,100	18,722
SanDisk Corp.*	2,294	114,379
Seagate Technology plc*	129,840	1,951,495
Seiko Epson Corp.	1,100	20,052
Toshiba Corp.	40,000	217,761
Western Digital Corp.*	2,200	74,580

		8,658,247

Electronic Equipment, Instruments & Components (1.5%)
Amphenol Corp., Class A	1,719	90,729
Citizen Holdings Co., Ltd.	1,800	12,415
Corning, Inc.	15,500	299,460
Flextronics International Ltd.*	474,530	3,725,061
FLIR Systems, Inc.*	1,600	47,600
Foxconn International Holdings Ltd.*	27,015	18,872
Fujifilm Holdings Corp.	52,600	1,902,126
Hamamatsu Photonics KK	700	25,589
Hirose Electric Co., Ltd.	300	33,810
Hitachi High-Technologies Corp.	800	18,702
Hitachi Ltd.	46,400	247,459
HOYA Corp.	4,500	109,299
Ibiden Co., Ltd.	1,200	37,867
Jabil Circuit, Inc.	2,100	42,189
Keyence Corp.	400	115,876
Kyocera Corp.	1,700	173,580
Mitsumi Electric Co., Ltd.	600	11,041
Molex, Inc.	1,500	34,080
Murata Manufacturing Co., Ltd.	2,100	147,173
Nippon Electric Glass Co., Ltd.	3,000	43,306
Omron Corp.	2,300	60,935
Shimadzu Corp.	2,000	15,544
TDK Corp.	1,300	90,467
Tyco Electronics Ltd.	98,630	3,491,502
Yaskawa Electric Corp.	2,000	18,919
Yokogawa Electric Corp.	2,900	23,074

		10,836,675

Internet Software & Services (0.3%)
Akamai Technologies, Inc.*	1,785	83,984
eBay, Inc.*	11,366	316,316
Google, Inc., Class A*	2,456	1,458,791

	Number of Shares	Value (Note 1)

Gree, Inc.	900	$11,451
Monster Worldwide, Inc.*	1,278	30,199
United Internet AG (Registered)	957	15,557
VeriSign, Inc.	1,693	55,310
Yahoo! Japan Corp.	137	53,153
Yahoo!, Inc.*	12,833	213,413

		2,238,174

IT Services (1.7%)
Accenture plc, Class A	184,120	8,927,979
Amadeus IT Holding S.A., Class A*	2,003	41,969
Atos Origin S.A.*	375	19,964
Automatic Data Processing, Inc.	4,793	221,820
Cap Gemini S.A.	1,408	65,721
Cognizant Technology Solutions Corp., Class A*	2,986	218,844
Computer Sciences Corp.	1,521	75,442
Computershare Ltd.	5,120	56,452
Fidelity National Information Services, Inc.	2,513	68,831
Fiserv, Inc.*	1,414	82,804
Indra Sistemas S.A.	703	12,010
International Business Machines Corp.	12,231	1,795,022
ITOCHU Techno-Solutions Corp.	400	15,002
Mastercard, Inc., Class A	960	215,146
Nomura Research Institute Ltd.	1,300	28,949
NTT Data Corp.	11	38,085
Obic Co., Ltd.	90	18,534
Otsuka Corp.	100	6,824
Paychex, Inc.	3,169	97,954
SAIC, Inc.*	2,800	44,408
Teradata Corp.*	1,700	69,972
Total System Services, Inc.	1,517	23,331
Visa, Inc., Class A	4,798	337,683
Western Union Co.	6,315	117,270

		12,600,016

Office Electronics (0.3%)
Brother Industries Ltd.	2,600	38,556
Canon, Inc.	11,500	596,317
Konica Minolta Holdings, Inc.	138,500	1,439,759
Neopost S.A.	359	31,278
Ricoh Co., Ltd.	7,000	102,599
Xerox Corp.	13,657	157,329

		2,365,838

Semiconductors & Semiconductor Equipment (1.9%)
Advanced Micro Devices, Inc.*	5,900	48,262
Advantest Corp.	1,500	33,939
Altera Corp.	3,084	109,729
Analog Devices, Inc.	2,934	110,524
Applied Materials, Inc.	13,154	184,814
ARM Holdings plc	12,878	84,991
ASM Pacific Technology Ltd.	2,100	26,545
ASML Holding N.V.	4,325	167,028
Broadcom Corp., Class A	4,484	195,278
Elpida Memory, Inc.*	1,600	18,623
First Solar, Inc.*	531	69,104
Infineon Technologies AG*	10,702	99,578

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/TEMPLETON GLOBAL EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2010

	Number of Shares	Value (Note 1)

Intel Corp.	54,809	$1,152,633
KLA-Tencor Corp.	1,600	61,824
Linear Technology Corp.	2,219	76,755
LSI Corp.*	6,070	36,359
MEMC Electronic Materials, Inc.*	2,500	28,150
Microchip Technology, Inc.	1,839	62,912
Micron Technology, Inc.*	8,700	69,774
National Semiconductor Corp.	2,359	32,460
Novellus Systems, Inc.*	800	25,856
NVIDIA Corp.*	5,720	88,088
Renewable Energy Corp. ASA*	5,472	16,683
Rohm Co., Ltd.	900	58,751
Samsung Electronics Co., Ltd. (GDR)(m)	15,420	6,505,698
Shinko Electric Industries Co., Ltd.	500	5,604
STMicroelectronics N.V.	6,439	66,590
Sumco Corp.*	1,400	20,003
Taiwan Semiconductor Manufacturing Co., Ltd. (ADR)	334,573	4,195,545
Teradyne, Inc.*	1,785	25,061
Texas Instruments, Inc.	11,560	375,700
Tokyo Electron Ltd.	1,700	107,624
Xilinx, Inc.	2,492	72,218

		14,232,703

Software (4.2%)
Adobe Systems, Inc.*	5,003	153,992
Autodesk, Inc.*	2,237	85,453
Autonomy Corp. plc*	2,222	52,138
BMC Software, Inc.*	1,700	80,138
CA, Inc.	3,809	93,092
Citrix Systems, Inc.*	1,849	126,490
Compuware Corp.*	2,156	25,161
Dassault Systemes S.A.	607	45,764
Electronic Arts, Inc.*	3,400	55,692
Intuit, Inc.*	2,768	136,462
Konami Corp.	700	14,881
McAfee, Inc.*	1,497	69,326
Microsoft Corp.	348,544	9,731,349
NICE Systems Ltd.*	705	24,835
Nintendo Co., Ltd.	9,600	2,817,687
Novell, Inc.*	4,000	23,680
Oracle Corp.	331,337	10,370,848
Oracle Corp. Japan	500	24,572
Red Hat, Inc.*	1,876	85,639
Sage Group plc	13,544	57,732
Salesforce.com, Inc.*	1,151	151,932
SAP AG	121,058	6,163,430
Square Enix Holdings Co., Ltd.	900	15,963
Symantec Corp.*	7,700	128,898
Trend Micro, Inc.	1,000	33,021

		30,568,175

Total Information Technology		93,141,850

Materials (3.5%)
Chemicals (0.9%)
Air Liquide S.A.	2,860	361,697
Air Products & Chemicals, Inc.	2,092	190,267

	Number of Shares	Value (Note 1)

Air Water, Inc.	1,000	$12,773
Airgas, Inc.	742	46,345
Akzo Nobel N.V.	2,350	145,977
Asahi Kasei Corp.	12,000	78,335
BASF SE	9,286	740,810
CF Industries Holdings, Inc.	700	94,605
Daicel Chemical Industries Ltd.	3,000	21,912
Denki Kagaku Kogyo KK	4,000	19,017
Dow Chemical Co.	11,417	389,776
E.I. du Pont de Nemours & Co.	8,965	447,174
Eastman Chemical Co.	710	59,697
Ecolab, Inc.	2,297	115,815
FMC Corp.	713	56,962
Givaudan S.A. (Registered)	84	90,648
Hitachi Chemical Co., Ltd.	900	18,634
Incitec Pivot Ltd.	15,537	62,929
International Flavors & Fragrances, Inc.	786	43,694
Israel Chemicals Ltd.	4,652	79,747
Israel Corp., Ltd.*	27	32,756
Johnson Matthey plc	2,214	70,349
JSR Corp.	1,500	27,990
K+S AG	1,440	108,452
Kaneka Corp.	4,000	27,737
Kansai Paint Co., Ltd.	2,000	19,362
Koninklijke DSM N.V.	1,470	83,692
Kuraray Co., Ltd.	3,500	50,179
Lanxess AG	832	65,707
Linde AG	1,702	258,256
Makhteshim-Agan Industries Ltd.*	2,603	13,343
Mitsubishi Chemical Holdings Corp.	13,000	88,225
Mitsubishi Gas Chemical Co., Inc.	3,000	21,320
Mitsui Chemicals, Inc.	7,000	25,089
Monsanto Co.	5,300	369,092
Nissan Chemical Industries Ltd.	1,200	15,563
Nitto Denko Corp.	1,700	80,090
Novozymes A/S, Class B	455	63,380
Orica Ltd.	3,682	93,772
PPG Industries, Inc.	1,605	134,932
Praxair, Inc.	3,025	288,797
Sherwin-Williams Co.	882	73,867
Shin-Etsu Chemical Co., Ltd.	4,100	222,195
Showa Denko KK	12,000	27,048
Sigma-Aldrich Corp.	1,194	79,473
Sika AG	21	46,065
Solvay S.A.	579	61,704
Sumitomo Chemical Co., Ltd.	15,000	73,901
Syngenta AG (Registered)	967	282,860
Taiyo Nippon Sanso Corp.	2,000	17,662
Teijin Ltd.	9,000	38,465
Tokuyama Corp.	4,000	20,692
Toray Industries, Inc.	15,000	89,605
Tosoh Corp.	4,000	13,007
Ube Industries Ltd.	12,000	36,064
Umicore S.A.	1,224	63,659
Wacker Chemie AG	147	25,655
Yara International ASA	1,850	107,004

		6,293,823

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/TEMPLETON GLOBAL EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2010

	Number of Shares	Value (Note 1)

Construction Materials (0.5%)
Boral Ltd.	6,139	$30,327
Cimpor Cimentos de Portugal SGPS S.A.	1,664	11,274
CRH plc	157,844	3,269,368
Fletcher Building Ltd.	5,725	34,171
HeidelbergCement AG	1,391	87,177
Holcim Ltd. (Registered)	2,569	194,117
Imerys S.A.	462	30,797
James Hardie Industries SE*	3,733	25,887
Lafarge S.A.	1,995	125,085
Vulcan Materials Co.	1,200	53,232

		3,861,435

Containers & Packaging (0.1%)
Amcor Ltd.	11,517	79,512
Ball Corp.	901	61,313
Bemis Co., Inc.	1,065	34,783
Owens-Illinois, Inc.*	1,610	49,427
Rexam plc	9,043	46,907
Sealed Air Corp.	1,572	40,008
Toyo Seikan Kaisha Ltd.	1,800	34,253

		346,203

Metals & Mining (1.8%)
Acerinox S.A.	1,359	23,835
AK Steel Holding Corp.	900	14,733
Alcoa, Inc.	136,302	2,097,688
Allegheny Technologies, Inc.	970	53,525
Alumina Ltd.	26,851	68,109
Anglo American plc	13,343	693,886
Antofagasta plc	4,067	102,215
ArcelorMittal S.A.	8,605	326,338
BHP Billiton Ltd.	33,827	1,565,571
BHP Billiton plc	22,307	887,208
BlueScope Steel Ltd.	20,538	47,264
Boliden AB	2,865	58,232
Cliffs Natural Resources, Inc.	1,300	101,413
Daido Steel Co., Ltd.	3,000	17,625
Dowa Holdings Co., Ltd.	3,000	19,694
Eramet S.A.	42	14,396
Eurasian Natural Resources Corp.	2,636	43,071
Fortescue Metals Group Ltd.*	13,210	88,363
Freeport-McMoRan Copper & Gold, Inc.	4,631	556,137
Fresnillo plc	1,730	44,990
Hitachi Metals Ltd.	2,000	24,018
JFE Holdings, Inc.	4,700	163,710
Kazakhmys plc	2,207	55,537
Kobe Steel Ltd.	23,000	58,357
Lonmin plc*	1,587	48,644
MacArthur Coal Ltd.	1,967	25,752
Maruichi Steel Tube Ltd.	500	10,623
Mitsubishi Materials Corp.*	11,000	35,090
Mitsui Mining & Smelting Co., Ltd.	7,000	23,106
Newcrest Mining Ltd.	7,612	314,848
Newmont Mining Corp.	4,872	299,287
Nippon Steel Corp.	51,000	183,422
Nisshin Steel Co., Ltd.	6,000	13,376
Norsk Hydro ASA	9,242	67,489

	Number of Shares	Value (Note 1)

Nucor Corp.	3,106	$136,105
OneSteel Ltd.	11,951	31,659
Outokumpu Oyj	1,630	30,233
OZ Minerals Ltd.	33,665	59,224
Randgold Resources Ltd.	929	76,403
Rautaruukki Oyj	1,079	25,247
Rio Tinto Ltd.	4,362	381,320
Rio Tinto plc	14,669	1,026,082
Salzgitter AG	476	36,746
Sims Metal Management Ltd.	1,882	41,520
SSAB AB, Class A	1,472	24,732
Sumitomo Metal Industries Ltd.	33,000	81,291
Sumitomo Metal Mining Co., Ltd.	5,000	87,388
ThyssenKrupp AG	3,415	141,399
Titanium Metals Corp.*	1,000	17,180
Tokyo Steel Manufacturing Co., Ltd.	1,400	15,278
United States Steel Corp.	1,413	82,547
Vale S.A. (ADR)	65,060	1,966,113
Vedanta Resources plc	1,109	43,520
Voestalpine AG	1,026	48,878
Xstrata plc	20,842	489,209
Yamato Kogyo Co., Ltd.	500	15,119

		13,004,745

Paper & Forest Products (0.2%)
Holmen AB, Class B	721	23,734
International Paper Co.	4,302	117,187
MeadWestvaco Corp.	1,657	43,347
Nippon Paper Group, Inc.	1,147	30,091
OJI Paper Co., Ltd.	9,000	43,565
Stora Enso Oyj, Class R	5,745	58,998
Svenska Cellulosa AB, Class B	82,653	1,305,115
UPM-Kymmene Oyj	4,995	88,241

		1,710,278

Total Materials		25,216,484

Telecommunication Services (5.1%)
Diversified Telecommunication Services (3.4%)
AT&T, Inc.	104,886	3,081,551
Belgacom S.A.	1,410	47,340
Bezeq Israeli Telecommunication Corp., Ltd.	18,095	55,175
BT Group plc, Class A	79,953	225,376
Cable & Wireless Worldwide plc	21,475	21,997
CenturyLink, Inc.	2,967	136,986
China Telecom Corp., Ltd. (ADR)	14,900	778,972
Deutsche Telekom AG (Registered)	28,394	366,339
Elisa Oyj	1,423	30,938
France Telecom S.A.	202,527	4,220,581
Frontier Communications Corp.	9,785	95,208
Hellenic Telecommunications Organization S.A.	2,562	20,987
Iliad S.A.	139	15,120
Inmarsat plc	4,499	47,242
Koninklijke (Royal) KPN N.V.	15,965	232,968
Nippon Telegraph & Telephone Corp.	5,228	236,641
PCCW Ltd.	31,000	13,720

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/TEMPLETON GLOBAL EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2010

	Number of Shares	Value (Note 1)

Portugal Telecom SGPS S.A. (Registered)	6,101	$68,320
Qwest Communications International, Inc.	17,121	130,291
Singapore Telecommunications Ltd.	2,027,000	4,817,353
Swisscom AG (Registered)	243	106,842
Tele2 AB, Class B	3,268	67,832
Telecom Corp. of New Zealand Ltd.	22,315	37,732
Telecom Italia S.p.A.	97,484	125,969
Telecom Italia S.p.A. (RNC)	60,053	65,162
Telefonica S.A.	176,856	4,009,384
Telekom Austria AG	162,535	2,284,897
Telenor ASA	115,130	1,870,476
TeliaSonera AB	22,600	179,102
Telstra Corp., Ltd.	42,030	119,937
Verizon Communications, Inc.	27,800	994,684
Windstream Corp.	4,762	66,382

		24,571,504

Wireless Telecommunication Services (1.7%)
American Tower Corp., Class A*	3,929	202,894
Cellcom Israel Ltd.	364	11,817
KDDI Corp.	29	167,521
MetroPCS Communications, Inc.*	2,582	32,611
Millicom International Cellular S.A.	746	71,653
Mobistar S.A.	236	15,298
NTT DoCoMo, Inc.	154	268,964
Partner Communications Co., Ltd.	1,056	21,426
Softbank Corp.	8,300	287,367
Sprint Nextel Corp.*	539,810	2,283,396
StarHub Ltd.	4,919	10,081
Turkcell Iletisim Hizmet A/S (ADR)	103,680	1,776,038
Vodafone Group plc	2,942,984	7,607,578

		12,756,644

Total Telecommunication Services		37,328,148

Utilities (1.3%)
Electric Utilities (0.7%)
Acciona S.A.	335	23,726
Allegheny Energy, Inc.	1,670	40,481
American Electric Power Co., Inc.	4,797	172,596
Cheung Kong Infrastructure Holdings Ltd.	5,000	22,900
Chubu Electric Power Co., Inc.	6,600	162,256
Chugoku Electric Power Co., Inc.	3,200	65,033
CLP Holdings Ltd.	19,000	154,243
Contact Energy Ltd.*	2,907	14,112
Duke Energy Corp.	13,106	233,418
E.ON AG	18,251	559,357
EDF S.A.	2,598	106,564
Edison International	3,207	123,790
EDP - Energias de Portugal S.A.	19,903	66,252
Enel S.p.A.	66,614	332,921

	Number of Shares	Value (Note 1)

Entergy Corp.	1,781	$126,148
Exelon Corp.	6,543	272,451
FirstEnergy Corp.	3,001	111,097
Fortum Oyj	4,686	141,081
Hokkaido Electric Power Co., Inc.	1,700	34,758
Hokuriku Electric Power Co.	1,800	44,230
Hongkong Electric Holdings Ltd.	13,500	85,104
Iberdrola S.A.	40,969	315,780
Kansai Electric Power Co., Inc.	7,600	187,590
Kyushu Electric Power Co., Inc.	3,600	80,700
NextEra Energy, Inc.	4,093	212,795
Northeast Utilities	1,736	55,344
Pepco Holdings, Inc.	2,204	40,223
Pinnacle West Capital Corp.	1,100	45,595
PPL Corp.	4,752	125,073
Progress Energy, Inc.	2,880	125,222
Public Power Corp. S.A.	962	13,806
Red Electrica Corporacion S.A.	995	46,803
Scottish & Southern Energy plc	9,520	181,822
Shikoku Electric Power Co., Inc.	1,800	52,942
Southern Co.	8,196	313,333
SP AusNet	17,774	15,816
Terna Rete Elettrica Nazionale S.p.A.	12,043	50,854
Tohoku Electric Power Co., Inc.	4,400	98,091
Tokyo Electric Power Co., Inc.	14,400	351,708
Verbund AG	677	25,222

		5,231,237

Gas Utilities (0.1%)
Enagas S.A.	1,540	30,694
Gas Natural SDG S.A.	3,216	49,379
Hong Kong & China Gas Co., Ltd.	45,100	106,298
Nicor, Inc.	448	22,364
Oneok, Inc.	1,100	61,017
Osaka Gas Co., Ltd.	21,000	81,476
Snam Rete Gas S.p.A.	13,601	67,611
Toho Gas Co., Ltd.	4,000	20,002
Tokyo Gas Co., Ltd.	26,000	115,285

		554,126

Independent Power Producers & Energy Traders (0.1%)
AES Corp.*	6,518	79,389
Constellation Energy Group, Inc.	2,074	63,527
EDP Renovaveis S.A.*	2,988	17,317
Electric Power Development Co., Ltd.	1,200	37,645
Enel Green Power S.p.A.*	15,213	32,140
Iberdrola Renovables S.A.	7,381	26,197
International Power plc	15,701	107,122
NRG Energy, Inc.*	2,385	46,603

		409,940

Multi-Utilities (0.4%)
A2A S.p.A.	8,070	11,097
AGL Energy Ltd.	4,292	66,857
Ameren Corp.	2,361	66,557
CenterPoint Energy, Inc.	4,200	66,024
Centrica plc	52,914	273,564
CMS Energy Corp.	2,408	44,789

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/TEMPLETON GLOBAL EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2010

	Number of Shares	Value (Note 1)

Consolidated Edison, Inc.	2,782	$137,904
Dominion Resources, Inc.	5,715	244,145
DTE Energy Co.	1,710	77,497
GDF Suez S.A.	12,494	448,280
Integrys Energy Group, Inc.	760	36,868
National Grid plc	35,520	306,247
NiSource, Inc.	2,736	48,208
PG&E Corp.	3,846	183,993
Public Service Enterprise Group, Inc.	4,981	158,446
RWE AG	4,201	280,072
RWE AG (Preference)	330	21,163
SCANA Corp.	1,115	45,269
Sempra Energy	2,363	124,010
Suez Environnement Co. S.A.	2,584	53,349
TECO Energy, Inc.	2,114	37,629
United Utilities Group plc	7,030	64,886
Veolia Environnement S.A.	3,497	102,199
Wisconsin Energy Corp.	1,151	67,748
Xcel Energy, Inc.	4,530	106,681

		3,073,482

Water Utilities (0.0%)
Severn Trent plc	2,440	56,226

Total Utilities		9,325,011

Total Common Stocks (80.5%) (Cost $551,994,770)		590,294,220

SHORT-TERM INVESTMENTS:
Short-Term Investment (8.4%)
BlackRock Liquidity Funds TempFund 0.17%‡	62,003,675	62,003,675

	Principal Amount	Value (Note1)

Time Deposit (0.8%)
Bank of Montreal 0.08%, 1/3/11	$5,800,000	$5,800,000

Total Short-Term Investments (9.2%) (Cost $67,803,675)		67,803,675

Total Investments (89.7%) (Cost $619,798,445)		658,097,895
Other Assets Less Liabilities (10.3%)		75,160,844

Net Assets (100%)		$733,258,739

*	Non-income producing.
†	Securities (totaling $1,908 or 0.0% of net assets) at fair value by management.
‡	Affiliated company as defined under the Investment Company Act of 1940.
(b)	Illiquid Security.
(m)	Regulation S is an exemption for securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. Resale restrictions may apply for purposes of the Securities Act of 1933.

Glossary:

ADR	— American Depositary Receipt
CVA	— Dutch Certification
GDR	— Global Depositary Receipt
PPS	— Price Protected Share
RNC	— Risparmio Non-Convertible Savings Shares

Investments in companies which were affiliates for the year ended December 31, 2010, were as follows:

Securities	Market Value December 31, 2009	Purchases at Cost	Sales at Cost	Market Value December 31, 2010	Dividend Income	Realized Gain (Loss)
AXA Asia Pacific Holdings Ltd.	$—	$99,452	$41,960	$64,545	$974	$(1,950)
AXA S.A.	685,029	—	300,526	281,830	17,515	(91,966)
BlackRock Liquidity Funds TempFund	—	188,208,261	126,204,586	62,003,675	75,961	563

	$685,029	$188,307,713	$126,547,072	$62,350,050	$94,450	$(93,353)

At December 31, 2010, the Portfolio had the following futures contracts open: (Note 1)

Purchases	Number of Contracts	Expiration Date	Original Value	Value at 12/31/2010	Unrealized Appreciation/ (Depreciation)
DJ EURO Stoxx 50 Index	726	March-11	$27,641,832	$27,106,097	$(535,735)
FTSE 100 Index	192	March-11	17,459,310	17,640,530	181,220
S&P 500 E-Mini Index	1,063	March-11	64,757,181	66,596,950	1,839,769
SPI 200 Index	61	March-11	7,444,852	7,377,712	(67,140)
TOPIX Index	166	March-11	18,034,579	18,319,498	284,919

					$1,703,033

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/TEMPLETON GLOBAL EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2010

At December 31, 2010, the Portfolio had outstanding foreign currency contracts to buy/sell foreign currencies as follows: (Note 1)

	Counterparty	Local Contract Buy Amount (000’s)	U.S. $ Current Buy Value	U.S. $ Current Sell Value	Unrealized Appreciation/ (Depreciation)
Foreign Currency Buy Contract
European Union Euro vs. U.S. Dollar, expiring 3/18/11	Credit Suisse First Boston	5,000	$6,680,067	$6,662,950	$17,117

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2010:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with rules under the Investment Company Act of 1940. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Common Stocks
Consumer Discretionary	$45,088,350	$43,106,490	$—	$88,194,840
Consumer Staples	15,740,623	18,736,359	—	34,476,982
Energy	26,375,962	31,692,835	—	58,068,797
Financials	39,024,348	54,849,946	—	93,874,294
Health Care	46,180,137	36,218,502	—	82,398,639
Industrials	31,564,323	36,702,944	1,908	68,269,175
Information Technology	67,139,674	26,002,176	—	93,141,850
Materials	8,114,521	17,101,963	—	25,216,484
Telecommunication Services	9,579,013	27,749,135	—	37,328,148
Utilities	3,716,234	5,608,777	—	9,325,011
Forward Currency Contracts	—	17,117	—	17,117
Futures	2,305,908	—	—	2,305,908
Short-Term Investments	—	67,803,675	—	67,803,675

Total Assets	$294,829,093	$365,589,919	$1,908	$660,420,920

Liabilities:
Futures	$(602,875)	$—	$—	$(602,875)

Total Liabilities	$(602,875)	$—	$—	$(602,875)

Total	$294,226,218	$365,589,919	$1,908	$659,818,045

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/TEMPLETON GLOBAL EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2010

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	Investments in Securities-Industrials	Investments in Securities-Financials
Balance as of 12/31/09	$3,251	$—
Total gains or losses (realized/unrealized) included in earnings	1,877	—
Purchases, sales, issuances, and settlements (net)	(3,220)	—
Transfers in to Level 3	—	—
Transfers out of Level 3	—	—
Balance as of 12/31/10	$1,908	$—
The amount of total gains or losses for the period included in earnings attributable to the change in unrealized gains or losses relating to assets and liabilities still held at period ended 12/31/10.	$1,908	$—

Fair Values of Derivative Instruments as of December 31, 2010:

Statement of Assets and Liabilities
Derivatives Not Accounted for as Hedging Instruments^	Asset Derivatives	Fair Value
Interest rate contracts	Receivables, Net Assets - Unrealized appreciation	$—	*
Foreign exchange contracts	Receivables	17,117
Credit contracts	Receivables	—
Equity contracts	Receivables, Net Assets - Unrealized appreciation	2,305,908	*
Commodity contracts	Receivables	—
Other contracts	Receivables	—

Total		$2,323,025

	Liability Derivatives
Interest rate contracts	Payables, Net Assets - Unrealized depreciation	$—	*
Foreign exchange contracts	Payables	—
Credit contracts	Payables	—
Equity contracts	Payables, Net Assets - Unrealized depreciation	(602,875	)*
Commodity contracts	Payables	—
Other contracts	Payables	—

Total		$(602,875)

* Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets & Liabilities.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/TEMPLETON GLOBAL EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2010

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2010:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Options	Futures	Forward Currency Contracts	Swaps	Total
Interest rate contracts	$—	$—	$—	$—	$—
Foreign exchange contracts	—	—	658,072	—	658,072
Credit contracts	—	—	—	—	—
Equity contracts	—	6,695,507	—	—	6,695,507
Commodity contracts	—	—	—	—	—
Other contracts	—	—	—	—	—

Total	$—	$6,695,507	$658,072	$—	$7,353,579

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Options	Futures	Forward Currency Contracts	Swaps	Total
Interest rate contracts	$—	$—	$—	$—	$—
Foreign exchange contracts	—	—	37,938	—	37,938
Credit contracts	—	—	—	—	—
Equity contracts	—	1,661,511	—	—	1,661,511
Commodity contracts	—	—	—	—	—
Other contracts	—	—	—	—	—

Total	$—	$1,661,511	$37,938	$—	$1,699,449

The Portfolio held future contracts with an average notional balance of approximately $12,454,000 and forward foreign currency contracts with an average settlement value of approximately $13,872,000 during the year ended December 31, 2010.

^ The Portfolio held forward foreign currency and futures contracts as a substitute for investing in conventional securities and hedging and in an attempt to enhance returns.

Investment security transactions for the year ended December 31, 2010 were as follows:

Cost of Purchases:
Stocks	$42,037,080
Net Proceeds of Sales and Redemptions:
Stocks	$184,539,639

As of December 31, 2010, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$102,128,131
Aggregate gross unrealized depreciation	(66,389,641)

Net unrealized appreciation	$35,738,490

Federal income tax cost of investments	$622,359,405

The Portfolio has a net capital loss carryforward of $174,504,732 of which $10,671,062 expires in the year 2016 and $163,833,670 expires in the year 2017. The Portfolio utilized net capital loss carryforward of $16,858,540 during 2010.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/TEMPLETON GLOBAL EQUITY PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2010

ASSETS
Investments at value:
Affiliated Issuers (Cost $62,484,563)	$62,350,050
Unaffiliated Issuers (Cost $557,313,882)	595,747,845
Cash	48,583
Foreign cash (Cost $63,019,623)	65,248,508
Cash held as collateral at broker	10,865,000
Dividends, interest and other receivables	990,899
Receivable from Separate Accounts for Trust shares sold	120,600
Unrealized appreciation of forward foreign currency contracts	17,117
Receivable for securities sold	11,343
Receivable from investment sub-advisor	3,534
Other assets	657

Total assets	735,404,136

LIABILITIES
Variation margin payable on futures contracts	949,584
Payable to Separate Accounts for Trust shares redeemed	476,096
Investment management fees payable	430,454
Administrative fees payable	103,307
Payable for securities purchased	63,509
Distribution fees payable—Class IB	47,604
Trustees’ fees payable	652
Accrued expenses	74,191

Total liabilities	2,145,397

NET ASSETS	$733,258,739

Net assets were comprised of:
Paid in capital	$869,035,110
Accumulated undistributed net investment income (loss)	698,503
Accumulated undistributed net realized gains (losses) on investments, futures and foreign currency transactions	(178,749,471)
Net unrealized appreciation (depreciation) on investments, futures and foreign currency translations	42,274,597

Net assets	$733,258,739

Class IA
Net asset value, offering and redemption price per share, $505,950,479 / 58,591,288 shares outstanding (unlimited amount authorized: $0.01 par value)	$8.64

Class IB
Net asset value, offering and redemption price per share, $227,308,260 / 26,314,061 shares outstanding (unlimited amount authorized: $0.01 par value)	$8.64

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2010

INVESTMENT INCOME
Dividends ($94,450 of dividend income received from affiliates)(net of $866,631 foreign withholding tax)	$15,480,538
Interest	77,546

Total income	15,558,084

EXPENSES
Investment management fees	4,851,519
Administrative fees	1,174,952
Distribution fees - Class IB	528,685
Custodian fees	120,000
Professional fees	67,433
Printing and mailing expenses	64,355
Trustees’ fees	15,951
Miscellaneous	32,778

Gross expenses	6,855,673
Less: Reimbursement from sub-advisor	(26,396)
Fees paid indirectly	(2,871)

Net expenses	6,826,406

NET INVESTMENT INCOME (LOSS)	8,731,678

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Securities (($93,916) of realized gain (loss) from affiliates)	13,071,828
Foreign currency transactions	3,343,729
Futures	6,695,507
Net distributions of realized gain received from Underlying Portfolio (All realized gains received from affiliates)	563

Net realized gain (loss)	23,111,627

Change in unrealized appreciation (depreciation) on:
Securities	20,515,591
Foreign currency translations	2,322,087
Futures	1,661,511

Net change in unrealized appreciation (depreciation)	24,499,189

NET REALIZED AND UNREALIZED GAIN (LOSS)	47,610,816

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$56,342,494

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/TEMPLETON GLOBAL EQUITY PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2010	2009
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$8,731,678	$9,905,057
Net realized gain (loss) on investments, futures, foreign currency transactions and net distributions of realized gain received from Underlying Portfolios	23,111,627	(151,460,011)
Net change in unrealized appreciation (depreciation) on investments, futures and foreign currency translations	24,499,189	308,228,903

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	56,342,494	166,673,949

DIVIDENDS:
Dividends from net investment income
Class IA	(8,212,367)	(7,670,742)
Class IB	(3,119,167)	(2,798,009)

TOTAL DIVIDENDS	(11,331,534)	(10,468,751)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [4,437,345 and 7,559,759 shares, respectively]	33,955,969	48,832,041
Capital shares issued in reinvestment of dividends [962,167 and 965,176 shares, respectively]	8,212,367	7,670,742
Capital shares repurchased [(7,491,651) and (3,211,838) shares, respectively]	(59,640,230)	(22,674,361)

Total Class IA transactions	(17,471,894)	33,828,422

Class IB
Capital shares sold [4,434,584 and 4,800,874 shares, respectively]	35,566,286	31,876,619
Capital shares issued in reinvestment of dividends [365,364 and 351,978 shares, respectively]	3,119,167	2,798,009
Capital shares repurchased [(4,934,479) and (5,673,660) shares, respectively]	(39,652,252)	(38,499,843)

Total Class IB transactions	(966,799)	(3,825,215)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(18,438,693)	30,003,207

TOTAL INCREASE (DECREASE) IN NET ASSETS	26,572,267	186,208,405
NET ASSETS:
Beginning of year	706,686,472	520,478,067

End of year (a)	$733,258,739	$706,686,472

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$698,503	$(231,634)

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/TEMPLETON GLOBAL EQUITY PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IA	2010	2009	2008	2007	September 15, 2006* to December 31, 2006
Net asset value, beginning of period	$8.11	$6.32	$10.93	$10.79	$10.00

Income (loss) from investment operations:
Net investment income (loss)	0.11 (e)	0.12 (e)	0.18 (e)	0.09 (e)	0.03	(e)
Net realized and unrealized gain (loss) on investments, futures and foreign currency transactions	0.56	1.80	(4.63)	0.16	0.78

Total from investment operations	0.67	1.92	(4.45)	0.25	0.81

Less distributions:
Dividends from net investment income	(0.14)	(0.13)	(0.16)	(0.08)	(0.02)
Distributions from net realized gains	—	—	—	(0.03)	—

Total dividends and distributions	(0.14)	(0.13)	(0.16)	(0.11)	(0.02)

Net asset value, end of period	$8.64	$8.11	$6.32	$10.93	$10.79

Total return (b)	8.31%	30.39%	(40.69)%	2.36%	8.11%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$505,950	$492,155	$349,978	$274,235	$1,621
Ratio of expenses to average net assets:
After waivers and reimbursements (a)	0.91%	0.98%	1.10%	1.10%	1.10%
After waivers, reimbursements and fees paid indirectly (a)	0.91%	0.90%	1.10%	1.10%	1.10%
Before waivers, reimbursements and fees paid indirectly (a)	0.91%	0.99%	1.12%	1.15%	1.59	%(c)
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)	1.34%	1.67%	2.09%	0.76%	1.03%
After waivers, reimbursements and fees paid indirectly (a)	1.34%	1.75%	2.09%	0.76%	1.03%
Before waivers, reimbursements and fees paid indirectly (a)	1.33%	1.65%	2.06%	0.72%	0.10%
Portfolio turnover rate	7%	43%	10%	5%	0%

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/TEMPLETON GLOBAL EQUITY PORTFOLIO

FINANCIAL HIGHLIGHTS (Continued)

	Year Ended December 31,
Class IB	2010	2009		2008	2007		September 15, 2006* to December 31, 2006
Net asset value, beginning of period	$8.11	$6.32		$10.93	$10.79		$10.00

Income (loss) from investment operations:
Net investment income (loss)	0.09 (e)	0.10	(e)	0.18 (e)	0.12	(e)	0.02	(e)
Net realized and unrealized gain (loss) on investments, futures and foreign currency transactions	0.56	1.80		(4.64)	0.10		0.78

Total from investment operations	0.65	1.90		(4.46)	0.22		0.80

Less distributions:
Dividends from net investment income	(0.12)	(0.11)		(0.15)	(0.05)		(0.01)
Distributions from net realized gains	—	—		—	(0.03)		—

Total dividends and distributions	(0.12)	(0.11)		(0.15)	(0.08)		(0.01)

Net asset value, end of period	$8.64	$8.11		$6.32	$10.93		$10.79

Total return (b)	8.03%	30.05%		(40.84)%	2.09%		8.03%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$227,308	$214,532		$170,500	$319,465		$74,947
Ratio of expenses to average net assets:
After waivers and reimbursements (a)	1.16%	1.23%		1.35%	1.35%		1.35%
After waivers, reimbursements and fees paid indirectly (a)	1.16%	1.15%		1.35%	1.35%		1.35%
Before waivers, reimbursements and fees paid indirectly (a)	1.16%	1.24	%(c)	1.37%	1.40	%(c)	1.84	%(c)
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)	1.08%	1.40%		1.93%	1.08%		0.50%
After waivers, reimbursements and fees paid indirectly (a)	1.08%	1.48%		1.93%	1.08%		0.50%
Before waivers, reimbursements and fees paid indirectly (a)	1.08%	1.38%		1.90%	1.04%		0.03%
Portfolio turnover rate	7%	43%		10%	5%		0%
*	Commencement of Operations.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(c)	Reflects overall fund ratios for non-class specific expense.
(e)	Net investment income per share is based on average shares outstanding.

See Notes to Financial Statements.

EQ/UBS GROWTH AND INCOME PORTFOLIO (Unaudited)

PORTFOLIO ADVISER

➢	UBS Global Asset Management (Americas) Inc.

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/10
	1 Year	5 Years	10 Years	Since Incept.*
Portfolio – Class IB Shares	13.04%	0.72%	0.63%	2.35%
Russell 1000® Index	16.10	2.59	1.83	2.88
* Date of inception 12/1/98 Returns for periods greater than one year are annualized

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned 13.04% for the year ended December 31, 2010. The Portfolio’s benchmark, the Russell 1000® Index, returned 16.10% over the same period.

Portfolio Highlights

What helped performance during the year:

•	At the sector level, an underweight position in the Information Technology sector and an overweight position in the Energy sector were the main contributors to relative performance.

•	In terms of individual stocks, the Portfolio’s positions in VMware, Inc., Paccar, Inc., Intuit, Inc., Carnival Corp. and BorgWarner, Inc. were the leading contributors to performance.

What hurt performance during the year:

•

Sector allocation, overall, was a negative for performance during the year. An overweight position in the Utilities sector and an overweight position in the Industrials sector were the main detractors from performance.

•

Looking at individual stocks, the largest detractors from performance included the Portfolio’s positioning in Apollo Group, Inc., Covidien PLC, Bank of America Corp., FirstEnergy Corp. and Hewlett-Packard Co.

Portfolio Positioning and Outlook

From the perspective of year-end, we believe that the economic recovery is underway, particularly given the recent constructive economic data. In fact, we believe there were signs of improvement, including a strong reading from the leading indicators and a modest reduction in jobless claims. In aggregate, we feel there is scope for equity returns, as productivity holds at a high level, corporate profit margins are strong and balance sheets are flush with cash. In our opinion, the Portfolio was well-positioned for an eventual move towards fundamentals. At the end of the year, two of the Portfolio’s largest sector positions were overweights to Information Technology and Health Care. The Portfolio was underweight the defensive sectors such as Telecommunications and Utilities.

Sector Weightings as of 12/31/10	% of Net Assets
Information Technology	19.7%
Consumer Discretionary	15.1
Financials	14.7
Health Care	13.4
Energy	11.2
Industrials	10.9
Consumer Staples	7.5
Utilities	2.6
Materials	2.2
Telecommunication Services	2.1
Cash and Other	0.6

100.0%

EQ/UBS GROWTH AND INCOME PORTFOLIO (Unaudited)

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2010 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/10	Ending Account Value 12/31/10	Expenses Paid During Period* 7/1/10 - 12/31/10
Class IB
Actual	$1,000.00	$1,230.20	$5.79
Hypothetical (5% average return before expenses)	1,000.00	1,020.01	5.24

*   Expenses are equal to the Portfolio’s Class IB shares annualized expense ratios of 1.03%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

EQ ADVISORS TRUST

EQ/UBS GROWTH AND INCOME PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2010

	Number of Shares	Value (Note 1)

COMMON STOCKS:
Consumer Discretionary (15.1%)
Auto Components (1.5%)
Johnson Controls, Inc.	57,100	$2,181,220

Automobiles (1.1%)
General Motors Co.*	46,600	1,717,676

Diversified Consumer Services (0.7%)
Apollo Group, Inc., Class A*	25,600	1,010,944

Hotels, Restaurants & Leisure (2.8%)
Carnival Corp.	65,900	3,038,649
International Game Technology	67,700	1,197,613

		4,236,262

Household Durables (1.8%)
Fortune Brands, Inc.	44,200	2,663,050

Media (5.0%)
Comcast Corp., Class A	138,100	3,034,057
Interpublic Group of Cos., Inc.*	39,700	421,614
Time Warner, Inc.	73,100	2,351,627
Viacom, Inc., Class B	41,800	1,655,698

		7,462,996

Specialty Retail (2.2%)
GameStop Corp., Class A*	60,400	1,381,952
Lowe’s Cos., Inc.	79,100	1,983,828

		3,365,780

Total Consumer Discretionary		22,637,928

Consumer Staples (7.5%)
Beverages (1.9%)
PepsiCo, Inc.	43,500	2,841,855

Food & Staples Retailing (1.4%)
Kroger Co.	96,000	2,146,560

Food Products (1.1%)
Kellogg Co.	31,200	1,593,696

Household Products (1.8%)
Procter & Gamble Co.	41,900	2,695,427

Personal Products (1.3%)
Avon Products, Inc.	69,600	2,022,576

Total Consumer Staples		11,300,114

Energy (11.2%)
Energy Equipment & Services (2.8%)
Baker Hughes, Inc.	34,800	1,989,516
Noble Corp.	61,600	2,203,432

		4,192,948

Oil, Gas & Consumable Fuels (8.4%)
Exxon Mobil Corp.	86,700	6,339,504
Hess Corp.	27,200	2,081,888
Marathon Oil Corp.	47,300	1,751,519
Ultra Petroleum Corp.*	50,700	2,421,939

		12,594,850

Total Energy		16,787,798

	Number of Shares	Value (Note 1)

Financials (14.7%)
Capital Markets (3.2%)
Bank of New York Mellon Corp.	57,900	$1,748,580
Goldman Sachs Group, Inc.	11,600	1,950,656
Morgan Stanley	40,400	1,099,284

		4,798,520

Commercial Banks (4.0%)
U.S. Bancorp	84,200	2,270,874
Wells Fargo & Co.	118,700	3,678,513

		5,949,387

Diversified Financial Services (3.3%)
Citigroup, Inc.*	321,700	1,521,641
JPMorgan Chase & Co.	80,700	3,423,294

		4,944,935

Insurance (4.2%)
Aflac, Inc.	50,700	2,861,001
MetLife, Inc.	48,600	2,159,784
Principal Financial Group, Inc.	40,600	1,321,936

		6,342,721

Total Financials		22,035,563

Health Care (13.4%)
Biotechnology (2.4%)
Alexion Pharmaceuticals, Inc.*	10,300	829,665
Amgen, Inc.*	23,600	1,295,640
Amylin Pharmaceuticals, Inc.*	25,600	376,576
Genzyme Corp.*	15,200	1,082,240

		3,584,121

Health Care Equipment & Supplies (4.4%)
Baxter International, Inc.	27,600	1,397,112
Boston Scientific Corp.*	99,400	752,458
Covidien plc	52,900	2,415,414
Medtronic, Inc.	53,800	1,995,442

		6,560,426

Health Care Providers & Services (1.7%)
UnitedHealth Group, Inc.	68,300	2,466,313

Pharmaceuticals (4.9%)
Allergan, Inc.	33,800	2,321,046
Johnson & Johnson	49,000	3,030,650
Merck & Co., Inc.	56,700	2,043,468

		7,395,164

Total Health Care		20,006,024

Industrials (10.9%)
Aerospace & Defense (2.7%)
General Dynamics Corp.	41,600	2,951,936
Raytheon Co.	25,200	1,167,768

		4,119,704

Air Freight & Logistics (1.4%)
FedEx Corp.	22,600	2,102,026

Airlines (0.9%)
Southwest Airlines Co.	102,700	1,333,046

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/UBS GROWTH AND INCOME PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2010

	Number of Shares	Value (Note 1)

Machinery (4.9%)
Dover Corp.	39,500	$2,308,775
Illinois Tool Works, Inc.	52,700	2,814,180
PACCAR, Inc.	12,950	743,589
Pall Corp.	29,200	1,447,736

		7,314,280

Road & Rail (1.0%)
Ryder System, Inc.	27,700	1,458,128

Total Industrials		16,327,184

Information Technology (19.7%)
Communications Equipment (3.3%)
Cisco Systems, Inc.*	126,400	2,557,072
QUALCOMM, Inc.	49,300	2,439,857

		4,996,929

Computers & Peripherals (5.7%)
Apple, Inc.*	14,900	4,806,144
Hewlett-Packard Co.	55,000	2,315,500
Seagate Technology plc*	91,000	1,367,730

		8,489,374

IT Services (0.9%)
Visa, Inc., Class A	19,600	1,379,448

Semiconductors & Semiconductor Equipment (4.1%)
Applied Materials, Inc.	65,900	925,894
Broadcom Corp., Class A	37,600	1,637,480
Intersil Corp., Class A	78,900	1,204,803
Marvell Technology Group Ltd.*	61,600	1,142,680
National Semiconductor Corp.	88,300	1,215,008

		6,125,865

Software (5.7%)
Adobe Systems, Inc.*	91,300	2,810,214
Autodesk, Inc.*	43,600	1,665,520
Microsoft Corp.	87,300	2,437,416
Symantec Corp.*	92,200	1,543,428

		8,456,578

Total Information Technology		29,448,194

	Number of Shares	Value (Note 1)

Materials (2.2%)
Chemicals (2.2%)
Celanese Corp.	18,300	$753,411
Dow Chemical Co.	38,200	1,304,148
Monsanto Co.	17,300	1,204,772

Total Materials		3,262,331

Telecommunication Services (2.1%)
Diversified Telecommunication Services (2.1%)
AT&T, Inc.	106,900	3,140,722

Total Telecommunication Services		3,140,722

Utilities (2.6%)
Electric Utilities (2.6%)
American Electric Power Co., Inc.	70,200	2,525,796
FirstEnergy Corp.	37,800	1,399,356

Total Utilities		3,925,152

Total Common Stocks (99.4%) (Cost $129,208,025)		148,871,010

	Principal Amount	Value (Note 1)
SHORT-TERM INVESTMENT:
Time Deposit (0.7%)
JPMorgan Chase Nassau 0.000%, 1/3/11 (Cost $1,056,091)	$1,056,091	1,056,091

Total Investments (100.1%) (Cost $130,264,116)		149,927,101
Other Assets Less Liabilities (-0.1%)		(168,465)

Net Assets (100%)		$149,758,636

*	Non-income producing.

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2010:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with rules under the Investment Company Act of 1940. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/UBS GROWTH AND INCOME PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2010

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Common Stocks
Consumer Discretionary	$22,637,928	$—	$—	$22,637,928
Consumer Staples	11,300,114	—	—	11,300,114
Energy	16,787,798	—	—	16,787,798
Financials	22,035,563	—	—	22,035,563
Health Care	20,006,024	—	—	20,006,024
Industrials	16,327,184	—	—	16,327,184
Information Technology	29,448,194	—	—	29,448,194
Materials	3,262,331	—	—	3,262,331
Telecommunication Services	3,140,722	—	—	3,140,722
Utilities	3,925,152	—	—	3,925,152
Short-Term Investments	—	1,056,091	—	1,056,091

Total Assets	$148,871,010	$1,056,091	$—	$149,927,101

Total Liabilities	$—	$—	$—	$—

Total	$148,871,010	$1,056,091	$—	$149,927,101

The Portfolio held no derivatives contracts during the year ended December 31, 2010.

Investment security transactions for the year ended December 31, 2010 were as follows:

Cost of Purchases:
Stocks	$73,081,201
Net Proceeds of Sales and Redemptions:
Stocks	$80,995,764

As of December 31, 2010, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$22,304,146
Aggregate gross unrealized depreciation	(3,104,632)

Net unrealized appreciation	$19,199,514

Federal income tax cost of investments	$130,727,587

For the year ended December 31, 2010, the Portfolio incurred approximately $704 as brokerage commissions with Keefe, Bruyette & Woods, Inc., $1,386 with Sanford C. Bernstein & Co., Inc., and $805 with UBS AG, affiliated broker/dealers.

The Portfolio has a net capital loss carryforward of $38,018,195 of which $898,470 expires in the year 2011, $1,730,958 expires in the year 2016 and $35,388,767 expires in the year 2017. The Portfolio utilized net capital loss carryforward of $4,383,043 during 2010.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/UBS GROWTH AND INCOME PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES December 31, 2010
ASSETS
Investments at value (Cost $130,264,116)	$149,927,101
Cash	9,686
Receivable from Separate Accounts for Trust shares sold	178,947
Dividends, interest and other receivables	104,050
Receivable for securities sold	93,545
Other assets	893

Total assets	150,314,222

LIABILITIES
Payable for securities purchased	300,476
Payable to Separate Accounts for Trust shares redeemed	104,830
Investment management fees payable	82,553
Distribution fees payable - Class IB	31,344
Administrative fees payable	15,336
Trustees’ fees payable	74
Accrued expenses	20,973

Total liabilities	555,586

NET ASSETS	$149,758,636

Net assets were comprised of:
Paid in capital	$168,576,122
Accumulated undistributed net investment income (loss)	1,195
Accumulated undistributed net realized gain (loss) on investments	(38,481,666)
Unrealized appreciation (depreciation) on investments	19,662,985

Net assets	$149,758,636

Class IB
Net asset value, offering and redemption price per share, $149,758,636 / 25,156,006 shares outstanding (unlimited amount authorized: $0.01 par value)	$5.95

STATEMENT OF OPERATIONS For the Year Ended December 31, 2010
INVESTMENT INCOME
Dividends	$2,487,577

EXPENSES
Investment management fees	1,069,483
Distribution fees - Class IB	356,494
Administrative fees	176,055
Printing and mailing expenses	13,475
Custodian fees	10,999
Professional fees	8,489
Trustees’ fees	3,305
Miscellaneous	5,956

Gross expenses	1,644,256
Less: Waiver from investment advisor	(146,507)
Fees paid indirectly	(26,071)

Net expenses	1,471,678

NET INVESTMENT INCOME (LOSS)	1,015,899

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on securities	7,228,146
Net change in unrealized appreciation (depreciation) on securities	9,116,989

NET REALIZED AND UNREALIZED GAIN (LOSS)	16,345,135

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$17,361,034

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/UBS GROWTH AND INCOME PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2010	2009
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$1,015,899	$1,007,136
Net realized gain (loss) on investments	7,228,146	(25,266,943)
Net change in unrealized appreciation (depreciation) on investments	9,116,989	59,398,493

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	17,361,034	35,138,686

DIVIDENDS:
Dividends from net investment income
Class IB	(1,015,069)	(1,007,734)

CAPITAL SHARES TRANSACTIONS:
Class IB
Capital shares sold [4,400,084 and 5,562,340 shares, respectively]	23,972,112	24,334,818
Capital shares issued in reinvestment of dividends [173,099 and 193,121 shares, respectively]	1,015,069	1,007,734
Capital shares repurchased [(6,357,307) and (7,231,332) shares, respectively]	(34,392,300)	(31,220,723)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(9,405,119)	(5,878,171)

TOTAL INCREASE (DECREASE) IN NET ASSETS	6,940,846	28,252,781
NET ASSETS:
Beginning of year	142,817,790	114,565,009

End of year (a)	$149,758,636	$142,817,790

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$1,195	$367

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/UBS GROWTH AND INCOME PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IB	2010	2009	2008	2007	2006
Net asset value, beginning of year	$5.30	$4.03	$6.84	$6.82	$6.02

Income (loss) from investment operations:
Net investment income (loss)	0.04 (e)	0.04 (e)	0.07 (e)	0.06 (e)	0.05 (e)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	0.65	1.27	(2.81)	0.02	0.80

Total from investment operations	0.69	1.31	(2.74)	0.08	0.85

Less distributions:
Dividends from net investment income	(0.04)	(0.04)	(0.07)	(0.06)	(0.05)

Net asset value, end of year	$5.95	$5.30	$4.03	$6.84	$6.82

Total return	13.04%	32.47%	(40.03)%	1.14%	14.10%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$149,759	$142,818	$114,565	$217,397	$212,510
Ratio of expenses to average net assets:
After waivers	1.05%	1.05%	1.05%	1.05%	1.05%
After waivers and fees paid indirectly	1.03%	1.01%	1.03%	1.04%	1.03%
Before waivers and fees paid indirectly	1.15%	1.19%	1.19%	1.16%	1.14%
Ratio of net investment income to average net assets:
After waivers	0.69%	0.79%	1.14%	0.80%	0.77%
After waivers and fees paid indirectly	0.71%	0.83%	1.17%	0.81%	0.79%
Before waivers and fees paid indirectly	0.59%	0.65%	1.00%	0.69%	0.68%
Portfolio turnover rate	53%	54%	68%	32%	35%
(e)	Net investment income per share is based on average shares outstanding.

See Notes to Financial Statements.

EQ/VAN KAMPEN COMSTOCK PORTFOLIO (Unaudited)

PORTFOLIO ADVISER

➢	Invesco Advisers, Inc.**

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/10
	1 Year	5 Year	Since Incept.*
Portfolio – Class IA Shares	15.61%	1.33%	2.11%
Portfolio – Class IB Shares	15.30	1.07	1.85
Russell 1000® Value Index	15.51	1.28	2.66
* Date of inception 4/29/05 Returns for periods greater than one year are annualized

Past performance is not indicative of future results.

**	Effective June 1, 2010, Invesco Advisers, Inc. replaced Morgan Stanley Investment Management, Inc. as a sub-advisor of the Portfolio.

PERFORMANCE SUMMARY

The Portfolio’s Class IA shares returned 15.61% for the year ended December 31, 2010. The Portfolio’s benchmark, the Russell 1000® Value Index, returned 15.51% over the same period.

Portfolio Highlights

What helped performance during the year:

•	The Portfolio’s Consumer Discretionary sector exposure acted as the largest contributor to relative returns.

•

The Portfolio’s overweight position combined with strong stock selection positively impacted performance. Specifically, the Portfolio’s holdings in media companies Comcast and Viacom made significant contributions to results as both stocks posted strong double-digit returns during the year.

•	The Financials sector acted as another primary driver of relative performance when measured against the benchmark.

•

The Portfolio’s overweight in the property and casualty insurance industry enhanced relative returns. Chubb, a property and casualty insurance company, was one of the leading holdings in the Portfolio for much of the year. The company’s strong performance is reflective of a strong balance sheet and a well diversified, conservative underwriting platform.

What hurt performance during the year:

•	The Information Technology sector was the leading detractor from relative performance.

•

Among Information Technology stocks, the Portfolio’s overweight exposure combined with unfavorable stock selection among hardware and select internet related companies dampened relative returns. Specifically, the unexpected departure of Hewlett Packard’s CEO temporarily weighed heavily on returns. Shares of Yahoo were weak as investors questioned the rate and sustainability of the recovery in advertising and the economic environment in general.

•	Stock selection in the Materials sector and a small overweight position in Health Care also detracted from results relative to the benchmark.

Portfolio Positioning and Outlook

Towards the end of the year, the Portfolio trimmed exposure to select insurance and media names, while increasing its exposure to the Energy and Industrials sectors. In the manager’s opinion, market volatility and the market correction that began in the second quarter of 2010 have created opportunities to invest in companies with attractive valuations.

Sector Weightings as of 12/31/10	% of Net Assets
Financials	20.6%
Consumer Discretionary	16.8
Health Care	12.0
Energy	10.4
Information Technology	10.3
Consumer Staples	8.7
Industrials	6.9
Materials	5.1
Telecommunication Services	3.9
Utilities	1.5
Cash and Other	3.8

100.0%

EQ/VAN KAMPEN COMSTOCK PORTFOLIO (Unaudited)

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2010 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/10	Ending Account Value 12/31/10	Expenses Paid During Period* 7/1/10 - 12/31/10
Class IA
Actual	$1,000.00	$1,229.40	$4.21
Hypothetical (5% average return before expenses)	1,000.00	1,021.42	3.82
Class IB
Actual	1,000.00	1,227.60	5.61
Hypothetical (5% average return before expenses)	1,000.00	1,020.16	5.09

*   Expenses are equal to the Portfolio’s Class IA and Class IB shares annualized expense ratios of 0.75% and 1.00%, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

EQ ADVISORS TRUST

EQ/VAN KAMPEN COMSTOCK PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2010

	Number of Shares	Value (Note 1)

COMMON STOCKS:
Consumer Discretionary (16.8%)
Automobiles (0.7%)
General Motors Co.*	55,194	$2,034,451

Media (13.0%)
Comcast Corp., Class A	599,013	13,160,316
DIRECTV, Class A*	40,744	1,626,908
News Corp., Class B	224,891	3,692,710
Time Warner Cable, Inc.	66,149	4,367,818
Time Warner, Inc.	113,585	3,654,029
Viacom, Inc., Class B	229,478	9,089,624

		35,591,405

Multiline Retail (1.2%)
J.C. Penney Co., Inc.	39,921	1,289,848
Macy’s, Inc.	38,734	979,970
Target Corp.	17,555	1,055,582

		3,325,400

Specialty Retail (1.9%)
Home Depot, Inc.	72,961	2,558,013
Lowe’s Cos., Inc.	103,201	2,588,281

		5,146,294

Total Consumer Discretionary		46,097,550

Consumer Staples (8.7%)
Beverages (1.3%)
Coca-Cola Co.	43,441	2,857,115
PepsiCo, Inc.	12,279	802,187

		3,659,302

Food & Staples Retailing (3.1%)
CVS Caremark Corp.	121,403	4,221,182
Wal-Mart Stores, Inc.	78,120	4,213,012

		8,434,194

Food Products (3.5%)
Kraft Foods, Inc., Class A	176,026	5,546,579
Unilever N.V. (N.Y. Shares) (ADR)	130,453	4,096,224

		9,642,803

Household Products (0.3%)
Procter & Gamble Co.	12,456	801,294

Personal Products (0.5%)
Avon Products, Inc.	44,829	1,302,731

Total Consumer Staples		23,840,324

Energy (10.4%)
Energy Equipment & Services (4.1%)
Halliburton Co.	161,849	6,608,294
Noble Corp.	38,997	1,394,923
Weatherford International Ltd.*	139,616	3,183,245

		11,186,462

Oil, Gas & Consumable Fuels (6.3%)
BP plc (ADR)	59,089	2,609,961
Chevron Corp.	63,321	5,778,041
ConocoPhillips	38,692	2,634,925
Royal Dutch Shell plc (ADR), Class A	64,388	4,299,831

	Number of Shares	Value (Note 1)

Total S.A. (ADR)	36,121	$1,931,751

		17,254,509

Total Energy		28,440,971

Financials (20.6%)
Capital Markets (4.6%)
Bank of New York Mellon Corp.	186,941	5,645,618
Goldman Sachs Group, Inc.	16,765	2,819,202
Morgan Stanley	107,167	2,916,014
State Street Corp.	25,572	1,185,007

		12,565,841

Commercial Banks (3.3%)
PNC Financial Services Group, Inc.	61,073	3,708,353
U.S. Bancorp	74,991	2,022,507
Wells Fargo & Co.	102,711	3,183,014

		8,913,874

Diversified Financial Services (6.2%)
Bank of America Corp.	387,144	5,164,501
Citigroup, Inc.*	835,269	3,950,822
JPMorgan Chase & Co.	187,752	7,964,440

		17,079,763

Insurance (6.5%)
Aflac, Inc.	25,978	1,465,939
Chubb Corp.	102,723	6,126,400
MetLife, Inc.	87,878	3,905,298
Torchmark Corp.	43,432	2,594,628
Travelers Cos., Inc.	68,843	3,835,243

		17,927,508

Total Financials		56,486,986

Health Care (12.0%)
Health Care Providers & Services (3.8%)
Cardinal Health, Inc.	102,664	3,933,058
UnitedHealth Group, Inc.	125,509	4,532,130
WellPoint, Inc.*	31,863	1,811,730

		10,276,918

Pharmaceuticals (8.2%)
Abbott Laboratories, Inc.	40,664	1,948,212
Bristol-Myers Squibb Co.	204,274	5,409,175
GlaxoSmithKline plc (ADR)	39,626	1,554,132
Merck & Co., Inc.	132,315	4,768,633
Pfizer, Inc.	408,878	7,159,454
Roche Holding AG (ADR)	47,186	1,729,367

		22,568,973

Total Health Care		32,845,891

Industrials (6.9%)
Aerospace & Defense (1.3%)
Honeywell International, Inc.	65,203	3,466,191

Electrical Equipment (0.8%)
Emerson Electric Co.	39,068	2,233,518

Industrial Conglomerates (3.4%)
General Electric Co.	209,750	3,836,327
Textron, Inc.	74,300	1,756,452
Tyco International Ltd.	91,734	3,801,457

		9,394,236

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/VAN KAMPEN COMSTOCK PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2010

	Number of Shares	Value (Note 1)

Machinery (1.4%)
Ingersoll-Rand plc	77,407	$3,645,096

Total Industrials		18,739,041

Information Technology (10.3%)
Communications Equipment (0.9%)
Cisco Systems, Inc.*	118,545	2,398,165

Computers & Peripherals (2.8%)
Dell, Inc.*	205,409	2,783,292
Hewlett-Packard Co.	116,606	4,909,113

		7,692,405

Internet Software & Services (3.7%)
eBay, Inc.*	199,589	5,554,562
Yahoo!, Inc.*	271,625	4,517,124

		10,071,686

IT Services (0.9%)
Accenture plc, Class A	34,096	1,653,315
Western Union Co.	40,232	747,108

		2,400,423

Semiconductors & Semiconductor Equipment (1.4%)
Intel Corp.	127,010	2,671,020
KLA-Tencor Corp.	34,444	1,330,916

		4,001,936

Software (0.6%)
Microsoft Corp.	58,629	1,636,922

Total Information Technology		28,201,537

Materials (5.1%)
Chemicals (0.4%)
E.I. du Pont de Nemours & Co.	22,493	1,121,951

Metals & Mining (1.8%)
Alcoa, Inc.	324,542	4,994,701

Paper & Forest Products (2.9%)
International Paper Co.	289,791	7,893,907

Total Materials		14,010,559

	Number of Shares	Value (Note 1)

Telecommunication Services (3.9%)
Diversified Telecommunication Services (3.0%)
AT&T, Inc.	121,070	$3,557,037
Verizon Communications, Inc.	130,512	4,669,719

		8,226,756

Wireless Telecommunication Services (0.9%)
Vodafone Group plc (ADR)	95,387	2,521,078

Total Telecommunication Services		10,747,834

Utilities (1.5%)
Electric Utilities (1.2%)
American Electric Power Co., Inc.	33,588	1,208,496
FirstEnergy Corp.	55,149	2,041,616

		3,250,112

Multi-Utilities (0.3%)
Sempra Energy	15,932	836,112

Total Utilities		4,086,224

Total Common Stocks (96.2%) (Cost $230,393,602)		263,496,917

	Principal Amount	Value (Note 1)
SHORT-TERM INVESTMENT:
Time Deposit (3.8%)
JPMorgan Chase Nassau 0.000%, 1/3/11 (Cost $10,381,546)	$10,381,546	10,381,546

Total Investments (100.0%) (Cost $240,775,148)		273,878,463
Other Assets Less Liabilities (0.0%)		(85,889)

Net Assets (100%)		$273,792,574

*	Non-income producing.

Glossary:

ADR	— American Depositary Receipt

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/VAN KAMPEN COMSTOCK PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2010

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2010:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with rules under the Investment Company Act of 1940. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Common Stocks
Consumer Discretionary	$46,097,550	$—	$—	$46,097,550
Consumer Staples	23,840,324	—	—	23,840,324
Energy	28,440,971	—	—	28,440,971
Financials	56,486,986	—	—	56,486,986
Health Care	32,845,891	—	—	32,845,891
Industrials	18,739,041	—	—	18,739,041
Information Technology	28,201,537	—	—	28,201,537
Materials	14,010,559	—	—	14,010,559
Telecommunication Services	10,747,834	—	—	10,747,834
Utilities	4,086,224	—	—	4,086,224
Short-Term Investments	—	10,381,546	—	10,381,546

Total Assets	$263,496,917	$10,381,546	$—	$273,878,463

Total Liabilities	$—	$—	$—	$—

Total	$263,496,917	$10,381,546	$—	$273,878,463

The Portfolio held no derivatives contracts during the year ended December 31, 2010.

Investment security transactions for the year ended December 31, 2010 were as follows:

Cost of Purchases:
Stocks and long-term corporate debt securities	$50,904,722
Net Proceeds of Sales and Redemptions:
Stocks and long-term corporate debt securities	$55,001,610

As of December 31, 2010, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$37,069,174
Aggregate gross unrealized depreciation	(9,007,487)

Net unrealized appreciation	$28,061,687

Federal income tax cost of investments	$245,816,776

For the year ended December 31, 2010, the Portfolio incurred approximately $55 as brokerage commissions with Keefe, Bruyette & Woods, Inc., $2,861 with Morgan Stanley & Co., Inc., and $5,852 with Sanford C. Bernstein & Co. Inc., affiliated broker/dealers.

The Portfolio has a net capital loss carryforward of $65,949,277 of which $19,949,382 expires in the year 2016 and $45,999,895 expires in the year 2017. The Portfolio utilized net capital loss carryforward of $2,186,834 during 2010.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/VAN KAMPEN COMSTOCK PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2010

ASSETS
Investments at value (Cost $240,775,148)	$273,878,463
Dividends, interest and other receivables	296,486
Receivable for securities sold	238,984
Receivable from Separate Accounts for Trust shares sold	134,573
Other assets	1,488

Total assets	274,549,994

LIABILITIES
Payable for securities purchased	448,986
Investment management fees payable	143,692
Distribution fees payable - Class IB	56,426
Administrative fees payable	25,821
Payable to Separate Accounts for Trust shares redeemed	22,029
Trustees’ fees payable	62
Accrued expenses	60,404

Total liabilities	757,420

NET ASSETS	$273,792,574

Net assets were comprised of:
Paid in capital	$311,650,129
Accumulated undistributed net investment income (loss)	33,749
Accumulated undistributed net realized gain (loss) on investments	(70,994,619)
Unrealized appreciation (depreciation) on investments	33,103,315

Net assets	$273,792,574

Class IA
Net asset value, offering and redemption price per share, $2,934,103 / 307,395 shares outstanding (unlimited amount authorized: $0.01 par value)	$9.55

Class IB
Net asset value, offering and redemption price per share, $270,858,471 / 28,346,215 shares outstanding (unlimited amount authorized: $0.01 par value)	$9.56

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2010

INVESTMENT INCOME
Dividends	$5,442,017

EXPENSES
Investment management fees	1,610,221
Distribution fees - Class IB	614,281
Administrative fees	283,726
Custodian fees	38,001
Printing and mailing expenses	25,332
Professional fees	19,345
Trustees’ fees	5,698
Miscellaneous	9,093

Gross expenses	2,605,697
Less: Waiver from investment advisor	(132,577)
Fees paid indirectly	(20,250)

Net expenses	2,452,870

NET INVESTMENT INCOME (LOSS)	2,989,147

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on securities	2,545,733
Net change in unrealized appreciation (depreciation) on securities	30,186,403

NET REALIZED AND UNREALIZED GAIN (LOSS)	32,732,136

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$35,721,283

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/VAN KAMPEN COMSTOCK PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2010	2009
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$2,989,147	$3,165,213
Net realized gain (loss) on investments	2,545,733	(26,578,610)
Net change in unrealized appreciation (depreciation) on investments	30,186,403	78,729,000

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	35,721,283	55,315,603

DIVIDENDS:
Dividends from net investment income
Class IA	(40,200)	(18,928)
Class IB	(3,108,339)	(3,050,570)

TOTAL DIVIDENDS	(3,148,539)	(3,069,498)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 202,593 and 60,879 shares, respectively ]	1,747,626	424,717
Capital shares issued in reinvestment of dividends [ 4,293 and 2,299 shares, respectively ]	40,200	18,928
Capital shares repurchased [ (53,815) and (59,836) shares, respectively ]	(477,512)	(426,302)

Total Class IA transactions	1,310,314	17,343

Class IB
Capital shares sold [ 3,544,122 and 4,153,426 shares, respectively ]	31,070,361	28,440,125
Capital shares issued in reinvestment of dividends [ 332,623 and 370,514 shares, respectively ]	3,108,339	3,050,570
Capital shares repurchased [ (4,832,961) and (6,234,819) shares, respectively ]	(41,477,036)	(42,830,047)

Total Class IB transactions	(7,298,336)	(11,339,352)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(5,988,022)	(11,322,009)

TOTAL INCREASE (DECREASE) IN NET ASSETS	26,584,722	40,924,096
NET ASSETS:
Beginning of year	247,207,852	206,283,756

End of year (a)	$273,792,574	$247,207,852

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$33,749	$193,142

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/VAN KAMPEN COMSTOCK PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IA	2010	2009	2008	2007		2006
Net asset value, beginning of year	$8.38	$6.61	$10.86	$11.76		$10.43

Income (loss) from investment operations:
Net investment income (loss)	0.13 (e)	0.12 (e)	0.20 (e)	0.22	(e)	0.23 (e)
Net realized and unrealized gain (loss) on investments	1.17	1.78	(4.18)	(0.49)		1.46

Total from investment operations	1.30	1.90	(3.98)	(0.27)		1.69

Less distributions:
Dividends from net investment income	(0.13)	(0.13)	(0.19)	(0.22)		(0.18)
Distributions from net realized gains	—	—	(0.08)	(0.41)		(0.18)

Total dividends and distributions	(0.13)	(0.13)	(0.27)	(0.63)		(0.36)

Net asset value, end of year	$9.55	$8.38	$6.61	$10.86		$11.76

Total return	15.61%	28.73%	(36.79)%	(2.32)%		16.27%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$2,934	$1,294	$998	$770		$122
Ratio of expenses to average net assets:
After waivers	0.75%	0.75%	0.75%	0.75%		0.75%
After waivers and fees paid indirectly	0.74%	0.73%	0.73%	0.74%		0.74%
Before waivers and fees paid indirectly	0.80%	0.82%	0.82%	0.80%		0.81%
Ratio of net investment income to average net assets:
After waivers	1.43%	1.72%	2.28%	1.82	%(c)	2.06%
After waivers and fees paid indirectly	1.44%	1.74%	2.30%	1.82	%(c)	2.07%
Before waivers and fees paid indirectly	1.38%	1.65%	2.21%	1.77	%(c)	2.00%
Portfolio turnover rate	21%	27%	39%	23%		23%

	Year Ended December 31,
Class IB	2010	2009	2008	2007		2006
Net asset value, beginning of year	$8.39	$6.62	$10.87	$11.77		$10.44

Income (loss) from investment operations:
Net investment income (loss)	0.10 (e)	0.10 (e)	0.18 (e)	0.20	(e)	0.20 (e)
Net realized and unrealized gain (loss) on investments	1.18	1.78	(4.17)	(0.50)		1.46

Total from investment operations	1.28	1.88	(3.99)	(0.30)		1.66

Less distributions:
Dividends from net investment income	(0.11)	(0.11)	(0.18)	(0.19)		(0.15)
Distributions from net realized gains	—	—	(0.08)	(0.41)		(0.18)

Total dividends and distributions	(0.11)	(0.11)	(0.26)	(0.60)		(0.33)

Net asset value, end of year	$9.56	$8.39	$6.62	$10.87		$11.77

Total return	15.30%	28.36%	(37.01)%	(2.57)%		15.97%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$270,858	$245,914	$205,285	$319,390		$291,204
Ratio of expenses to average net assets:
After waivers	1.00%	1.00%	1.00%	1.00%		1.00%
After waivers and fees paid indirectly	0.99%	0.98%	0.98%	0.99%		0.99%
Before waivers and fees paid indirectly	1.05%	1.07%	1.07%	1.05%		1.06%
Ratio of net investment income to average net assets:
After waivers	1.20%	1.47%	1.98%	1.62%		1.77%
After waivers and fees paid indirectly	1.20%	1.49%	2.00%	1.62%		1.78%
Before waivers and fees paid indirectly	1.14%	1.40%	1.91%	1.57%		1.71%
Portfolio turnover rate	21%	27%	39%	23%		23%
(c)	Reflects overall fund ratios for non-class specific expense.
(e)	Net investment income per share is based on average shares outstanding.

See Notes to Financial Statements.

EQ/WELLS FARGO ADVANTAGE OMEGA GROWTH PORTFOLIO (Unaudited)

PORTFOLIO ADVISER

➢	Wells Capital Management, Inc.

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/10
	1 Year	5 Years	10 Years	Since Incept.**
Portfolio – Class IA Shares*	17.56%	7.29%	3.34%	2.51%
Portfolio – Class IB Shares	17.33	7.03	3.14	2.34
Russell 1000® Growth Index	16.71	3.75	0.02	0.29

*   Date of inception 10/2/02. Returns shown for Class IA shares prior to this period are derived from the historical performance of Class IB shares adjusted to reflect the 12b-1 fees, applicable to Class IB shares; Class IA shares are not subject to any 12b-1 fees.

** Date of inception 1/1/99

    Returns for periods greater than one year are annualized

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IA shares returned 17.56% for the year ended December 31, 2010. The Portfolio’s benchmark, the Russell 1000® Growth Index, returned 16.71% over the same period.

Portfolio Highlights

What helped performance during the year:

•	In the first half of the year, strong performance resulted from Consumer Staples, Industrials, and Financials, in particular stocks such as SEI Investments, Legg Mason, Inc., and McCormick & Co.

•	Within the Consumer Discretionary sector, Daimler AG, Borg Warner Inc. and TRW Automotive Holdings Corp. were all significant contributors.

•

Security selection within Retail focused on those firms with the ability to gain market share and grow square footage or store count. Dick’s Sporting Goods met both these criteria and was a key contributor to performance.

•

Within the Information Technology sector, the Portfolio held those firms with exposure to virtualization and cloud computing, increased enterprise IT spending and smart phones/wireless data usage. Holdings such F5 Networks, Inc., NetApp Inc. and Apple Inc. were all contributors within the sector.

What hurt performance during the year:

•	During the first half of the year, on-line Amazon.com, Blue Nile, Inc and Visa Inc. were leading detractors to performance.

•

Although much of the uncertainty that had plagued the Health Care sector early in 2010 began to dissipate in the second half of the year, security selection within the sector proved to be challenging. Indeed, many of the largest detractors from performance were found within the sector and included Auxilium Pharmaceutical Industries and Teva Pharmaceutical Industries.

Portfolio Positioning and Outlook

At year’s end, it is the manager’s belief that hand-off from government stimulus to private sector spending may finally be occurring. After years of frugality, and with new tax incentives serving as a catalyst, confidence may be growing by management teams to deploy their cash reserves for investments in R&D, capital equipment, technology, and labor. As the employment picture slowly brightens, consumer confidence may continue to improve. Balance sheets should be clean, free cash and valuations appear reasonable. As a pre-curser to future capital spending, companies have increased M&A activity and share repurchases. Perhaps more importantly, global investors of all stripes may be taking notice of these factors. December reported the first month of positive domestic equity inflows in over two years! It is our belief that a shift may have occurred from a “cyclical” to a “secular” investing environment. Revenue and earnings growth and global demand seems to have allowed the economy to avoid “a double dip”.

On or about May 1, 2011, the name of the Portfolio will be changed to EQ/Wells Fargo Omega Growth Portfolio.

Sector Weightings as of 12/31/10	% of Net Assets
Information Technology	30.7%
Consumer Discretionary	17.2
Industrials	15.9
Health Care	11.8
Energy	9.7
Telecommunication Services	5.2
Financials	4.3
Materials	2.4
Cash and Other	2.8

100.0%

EQ/WELLS FARGO ADVANTAGE OMEGA GROWTH PORTFOLIO (Unaudited)

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2010 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/10	Ending Account Value 12/31/10	Expenses Paid During Period* 7/1/10 - 12/31/10
Class IA
Actual	$1,000.00	$1,314.10	$4.55
Hypothetical (5% average return before expenses)	1,000.00	1,021.27	3.97
Class IB
Actual	1,000.00	1,311.80	6.00
Hypothetical (5% average return before expenses)	1,000.00	1,020.01	5.24

*   Expenses are equal to the Portfolio’s Class IA and Class IB shares annualized expense ratios of 0.78% and 1.03%, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

EQ ADVISORS TRUST

EQ/WELLS FARGO ADVANTAGE OMEGA GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2010

	Number of Shares	Value (Note 1)

COMMON STOCKS:
Consumer Discretionary (17.2%)
Auto Components (3.4%)
BorgWarner, Inc.*	166,600	$12,055,176
TRW Automotive Holdings Corp.*	135,416	7,136,423

		19,191,599

Automobiles (1.3%)
Daimler AG (Registered)*	109,643	7,409,674

Hotels, Restaurants & Leisure (1.2%)
Marriott International, Inc., Class A	166,100	6,899,794

Internet & Catalog Retail (3.5%)
Amazon.com, Inc.*	59,500	10,710,000
priceline.com, Inc.*	22,400	8,949,920

		19,659,920

Media (1.3%)
Scripps Networks Interactive, Inc., Class A	139,956	7,242,723

Multiline Retail (4.1%)
Dollar General Corp.*	277,047	8,497,032
Kohl’s Corp.*	120,700	6,558,838
Macy’s, Inc.	311,700	7,886,010

		22,941,880

Specialty Retail (2.4%)
Dick’s Sporting Goods, Inc.*	219,200	8,220,000
Jo-Ann Stores, Inc.*	92,818	5,589,500

		13,809,500

Total Consumer Discretionary		97,155,090

Energy (9.7%)
Energy Equipment & Services (1.5%)
Halliburton Co.	205,800	8,402,814

Oil, Gas & Consumable Fuels (8.2%)
Brigham Exploration Co.*	294,400	8,019,456
Concho Resources, Inc.*	106,300	9,319,321
ConocoPhillips	166,100	11,311,410
Newfield Exploration Co.*	125,462	9,047,065
Pioneer Natural Resources Co.	103,000	8,942,460

		46,639,712

Total Energy		55,042,526

Financials (4.3%)
Capital Markets (1.1%)
BlackRock, Inc.	32,686	6,229,298

Commercial Banks (1.0%)
Itau Unibanco Holding S.A. (Preference) (ADR)	240,800	5,781,608

Consumer Finance (0.9%)
American Express Co.	121,300	5,206,196

Diversified Financial Services (1.3%)
Citigroup, Inc.*	1,515,839	7,169,918

Total Financials		24,387,020

	Number of Shares	Value (Note 1)

Health Care (11.8%)
Biotechnology (1.6%)
Alexion Pharmaceuticals, Inc.*	112,633	$9,072,588

Health Care Equipment & Supplies (4.0%)
Alere, Inc.*	94,371	3,453,979
Sirona Dental Systems, Inc.*	140,391	5,865,536
Varian Medical Systems, Inc.*	111,400	7,717,792
Volcano Corp.*	201,100	5,492,041

		22,529,348

Health Care Providers & Services (3.7%)
Express Scripts, Inc.*	158,079	8,544,170
Laboratory Corp. of America Holdings*	63,500	5,582,920
McKesson Corp.	98,599	6,939,397

		21,066,487

Health Care Technology (1.5%)
Cerner Corp.*	90,700	8,592,918

Life Sciences Tools & Services (1.0%)
Bruker Corp.*	338,400	5,617,440

Total Health Care		66,878,781

Industrials (15.9%)
Aerospace & Defense (4.0%)
Embraer S.A. (ADR)	187,400	5,509,560
Precision Castparts Corp.	79,800	11,108,958
TransDigm Group, Inc.*	79,200	5,703,192

		22,321,710

Airlines (1.0%)
Delta Air Lines, Inc.*	453,139	5,709,552

Electrical Equipment (1.8%)
Emerson Electric Co.	177,400	10,141,958

Machinery (5.2%)
AGCO Corp.*	144,900	7,340,634
Cummins, Inc.	107,516	11,827,835
Eaton Corp.	102,400	10,394,624

		29,563,093

Professional Services (1.0%)
Manpower, Inc.	91,700	5,755,092

Road & Rail (1.4%)
Union Pacific Corp.	85,800	7,950,228

Trading Companies & Distributors (1.5%)
WESCO International, Inc.*	165,400	8,733,120

Total Industrials		90,174,753

Information Technology (30.7%)
Communications Equipment (4.2%)
F5 Networks, Inc.*	60,900	7,926,744
Finisar Corp.*	282,389	8,384,130
Juniper Networks, Inc.*	205,152	7,574,212

		23,885,086

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/WELLS FARGO ADVANTAGE OMEGA GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2010

	Number of Shares	Value (Note 1)

Computers & Peripherals (8.0%)
Apple, Inc.*	90,749	$29,271,997
EMC Corp.*	365,500	8,369,950
NetApp, Inc.*	135,506	7,447,410

		45,089,357

Internet Software & Services (1.7%)
Equinix, Inc.*	51,716	4,202,442
SINA Corp.*	79,500	5,471,190

		9,673,632

IT Services (2.3%)
Gartner, Inc.*	249,123	8,270,884
hiSoft Technology International Ltd. (ADR)*	155,872	4,707,334

		12,978,218

Semiconductors & Semiconductor Equipment (2.0%)
Netlogic Microsystems, Inc.*	361,763	11,362,976

Software (12.5%)
Citrix Systems, Inc.*	148,800	10,179,408
Concur Technologies, Inc.*	117,000	6,075,810
Longtop Financial Technologies Ltd. (ADR)*	170,103	6,154,327
Oracle Corp.	494,100	15,465,330
RealD, Inc.*	177,339	4,596,627
Red Hat, Inc.*	114,985	5,249,065
Salesforce.com, Inc.*	53,400	7,048,800
SuccessFactors, Inc.*	248,240	7,189,030
TIBCO Software, Inc.*	439,700	8,666,487

		70,624,884

Total Information Technology		173,614,153

Materials (2.4%)
Chemicals (1.3%)
LyondellBasell Industries N.V., Class A*	207,000	7,120,800

	Number of Shares	Value (Note 1)

Containers & Packaging (1.1%)
Bemis Co., Inc.	189,000	$6,172,740

Total Materials		13,293,540

Telecommunication Services (5.2%)
Wireless Telecommunication Services (5.2%)
American Tower Corp., Class A*	190,198	9,821,825
NII Holdings, Inc.*	204,400	9,128,504
SBA Communications Corp., Class A*	251,446	10,294,199

Total Telecommunication Services		29,244,528

Total Common Stocks (97.2%) (Cost $452,633,167)		549,790,391

	Principal Amount	Value (Note 1)
SHORT-TERM INVESTMENT:
Time Deposit (3.3%)
JPMorgan Chase Nassau 0.000%, 1/3/11 (Cost $18,837,535)	$18,837,535	18,837,535

Total Investments (100.5%) (Cost $471,470,702)		568,627,926
Other Assets Less Liabilities (-0.5%)		(2,735,307)

Net Assets (100%)		$565,892,619

*	Non-income producing.

Glossary:

ADR—	American Depositary Receipt

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2010:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with rules under the Investment Company Act of 1940. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/WELLS FARGO ADVANTAGE OMEGA GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2010

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Common Stocks
Consumer Discretionary	$97,155,090	$—	$—	$97,155,090
Energy	55,042,526	—	—	55,042,526
Financials	24,387,020	—	—	24,387,020
Health Care	66,878,781	—	—	66,878,781
Industrials	90,174,753	—	—	90,174,753
Information Technology	173,614,153	—	—	173,614,153
Materials	13,293,540	—	—	13,293,540
Telecommunication Services	29,244,528	—	—	29,244,528
Short-Term Investments	—	18,837,535	—	18,837,535

Total Assets	$549,790,391	$18,837,535	$—	$568,627,926

Total Liabilities	$—	$—	$—	$—

Total	$549,790,391	$18,837,535	$—	$568,627,926

The Portfolio held no derivatives contracts during the year ended December 31, 2010.

Investment security transactions for the year ended December 31, 2010 were as follows:

Cost of Purchases:
Stocks	$792,908,615
Net Proceeds of Sales and Redemptions:
Stocks	$701,634,500

As of December 31, 2010, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$98,585,012
Aggregate gross unrealized depreciation	(1,797,751)

Net unrealized appreciation	$96,787,261

Federal income tax cost of investments	$471,840,665

For the year ended December 31, 2010, the Portfolio incurred approximately $65 as brokerage commissions with Sanford C. Bernstein & Co., Inc., an affiliated broker/dealer.

The Portfolio utilized net capital loss carryforward of $6,053,099 during 2010.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/WELLS FARGO ADVANTAGE OMEGA GROWTH PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2010

ASSETS
Investments at value (Cost $471,470,702)	$568,627,926
Receivable from Separate Accounts for Trust shares sold	992,703
Dividends, interest and other receivables	158,800
Other assets	922

Total assets	569,780,351

LIABILITIES
Payable for securities purchased	3,186,377
Investment management fees payable	303,668
Payable to Separate Accounts for Trust shares redeemed	193,246
Distribution fees payable - Class IB	115,347
Administrative fees payable	50,200
Trustees’ fees payable	284
Accrued expenses	38,610

Total liabilities	3,887,732

NET ASSETS	$565,892,619

Net assets were comprised of:
Paid in capital	$457,215,128
Accumulated undistributed net investment income (loss)	194
Accumulated undistributed net realized gain (loss) on investments	11,520,073
Unrealized appreciation (depreciation) on investments	97,157,224

Net assets	$565,892,619

Class IA
Net asset value, offering and redemption price per share, $7,795,684 / 747,425 shares outstanding (unlimited amount authorized: $0.01 par value)	$10.43

Class IB
Net asset value, offering and redemption price per share, $558,096,935 / 54,312,711 shares outstanding (unlimited amount authorized: $0.01 par value)	$10.28

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2010

INVESTMENT INCOME
Dividends	$3,153,565

EXPENSES
Investment management fees	2,865,501
Distribution fees - Class IB	1,092,014
Administrative fees	481,488
Printing and mailing expenses	43,869
Professional fees	17,781
Custodian fees	16,499
Trustees’ fees	9,582
Miscellaneous	11,202

Gross expenses	4,537,936
Less: Fees paid indirectly	(337,951)

Net expenses	4,199,985

NET INVESTMENT INCOME (LOSS)	(1,046,420)

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on securities	35,998,228
Net change in unrealized appreciation (depreciation) on securities	43,208,781

NET REALIZED AND UNREALIZED GAIN (LOSS)	79,207,009

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$78,160,589

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/WELLS FARGO ADVANTAGE OMEGA GROWTH PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2010	2009
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$(1,046,420)	$536,147
Net realized gain (loss) on investments	35,998,228	(8,012,073)
Net change in unrealized appreciation (depreciation) on investments	43,208,781	96,880,553

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	78,160,589	89,404,627

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class IA	(494)	(7,619)
Class IB	(57,462)	(473,915)

	(57,956)	(481,534)

Distributions from net realized capital gains
Class IA	(172,398)	—
Class IB	(14,332,645)	—

	(14,505,043)	—

TOTAL DIVIDENDS AND DISTRIBUTIONS	(14,562,999)	(481,534)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 1,142,522 and 237,327 shares, respectively ]	10,945,927	1,822,744
Capital shares issued in reinvestment of dividends and distributions [ 16,746 and 858 shares, respectively ]	172,892	7,619
Capital shares repurchased [ (661,936) and (46,955) shares, respectively ]	(6,267,296)	(319,864)

Total Class IA transactions	4,851,523	1,510,499

Class IB
Capital shares sold [ 20,285,795 and 23,549,051 shares, respectively ]	186,530,683	176,619,924
Capital shares issued in reinvestment of dividends and distributions [ 1,414,907 and 53,977 shares, respectively ]	14,390,107	473,915
Capital shares repurchased [ (9,828,861) and (7,100,067) shares, respectively ]	(87,704,929)	(50,273,951)

Total Class IB transactions	113,215,861	126,819,888

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	118,067,384	128,330,387

TOTAL INCREASE (DECREASE) IN NET ASSETS	181,664,974	217,253,480
NET ASSETS:
Beginning of year	384,227,645	166,974,165

End of year (a)	$565,892,619	$384,227,645

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$194	$53,638

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/WELLS FARGO ADVANTAGE OMEGA GROWTH PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IA	2010		2009	2008		2007		2006
Net asset value, beginning of year	$9.11		$6.50	$9.19		$8.68		$9.08

Income (loss) from investment operations:
Net investment income (loss)	—	#(e)	0.04 (e)	0.06	(e)	0.02	(e)	0.01	(e)
Net realized and unrealized gain (loss) on investments	1.60		2.60	(2.56)		0.98		0.54

Total from investment operations	1.60		2.64	(2.50)		1.00		0.55

Less distributions:
Dividends from net investment income	—	#	(0.03)	(0.05)		—		—
Distributions from net realized gains	(0.28)		—	(0.13)		(0.49)		(0.95)
Return of capital	—		—	(0.01)		—		—

Total dividends and distributions	(0.28)		(0.03)	(0.19)		(0.49)		(0.95)

Net asset value, end of year	$10.43		$9.11	$6.50		$9.19		$8.68

Total return	17.56%		40.69%	(27.43)%		11.65%		6.07%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$7,796		$2,278	$383		$523		$164
Ratio of expenses to average net assets:
After fees paid indirectly	0.71%		0.83%	0.88%		0.87%		0.77%
Before fees paid indirectly	0.78%		0.85%	0.90%		0.90%		0.83%
Ratio of net investment income to average net assets:
After fees paid indirectly	—	%‡‡	0.45%	0.75%		0.18%		0.16%
Before fees paid indirectly	(0.07)%		0.43%	0.73%		0.15%		0.10%
Portfolio turnover rate	164%		15%	49%		38%		126%

	Year Ended December 31,
Class IB	2010		2009	2008		2007		2006
Net asset value, beginning of year	$9.00		$6.42	$9.08		$8.61		$9.03

Income (loss) from investment operations:
Net investment income (loss)	(0.02	)(e)	0.02 (e)	0.04	(e)	(0.01	)(e)	(0.01	)(e)
Net realized and unrealized gain (loss) on investments	1.58		2.57	(2.53)		0.97		0.54

Total from investment operations	1.56		2.59	(2.49)		0.96		0.53

Less distributions:
Dividends from net investment income	—	#	(0.01)	(0.03)		—		—
Distributions from net realized gains	(0.28)		—	(0.13)		(0.49)		(0.95)
Return of capital	—		—	(0.01)		—		—

Total dividends and distributions	(0.28)		(0.01)	(0.17)		(0.49)		(0.95)

Net asset value, end of year	$10.28		$9.00	$6.42		$9.08		$8.61

Total return	17.33%		40.37%	(27.63)%		11.28%		5.89%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$558,097		$381,950	$166,592		$229,726		$184,008
Ratio of expenses to average net assets:
After fees paid indirectly	0.96	%(c)	1.09%	1.13	%(c)	1.12%		1.02%
Before fees paid indirectly	1.03%		1.10%	1.15%		1.15%		1.08%
Ratio of net investment income to average net assets:
After fees paid indirectly	(0.24)%		0.22%	0.53%		(0.06)%		(0.09)%
Before fees paid indirectly	(0.32)%		0.20%	0.50%		(0.09)%		(0.15)%
Portfolio turnover rate	164%		15%	49%		38%		126%
#	Per share amount is less than $0.01.
‡‡	Amount is less than 0.01%.
(c)	Reflects overall fund ratios for non-class specific expense.
(e)	Net investment income per share is based on average shares outstanding.

See Notes to Financial Statements.

EQ ADVISORS TRUST

NOTES TO FINANCIAL STATEMENTS

December 31, 2010

Note 1	Organization and Selected Significant Accounting Policies

EQ Advisors Trust (the “Trust”) was organized as a Delaware business trust on October 31, 1996 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment management company with fifty-six diversified portfolios and twelve non-diversified portfolios (each a “Portfolio”). The non-diversified Portfolios are: the AXA Tactical Manager 500 Portfolio-I, AXA Tactical Manager 400 Portfolio-I, AXA Tactical Manager 2000 Portfolio-I, AXA Tactical Manager International Portfolio-I, AXA Tactical Manager 500 Portfolio-III, AXA Tactical Manager 400 Portfolio-III, AXA Tactical Manager 2000 Portfolio-III, AXA Tactical Manager International Portfolio-III, ATM International Portfolio, ATM Large Cap Portfolio, ATM Mid Cap Portfolio and the ATM Small Cap Portfolio (each a “Tactical Portfolio”, together, the “Tactical Portfolios”). At December 31, 2010, AXA Tactical Manager 500 Portfolio-III, AXA Tactical Manager 400 Portfolio-III, AXA Tactical Manager 2000 Portfolio- III, AXA Tactical Manager International Portfolio-III, ATM Government Bond Portfolio and the EQ/AllianceBernstein Dynamic Wealth Strategies Portfolio were not operational.

On April 30, 2009, AXA Equitable Life Insurance Company (“AXA Equitable” or the “Manager”), an indirect wholly-owned subsidiary of AXA, contributed $100,000 in seed capital into Class IB of each of the following new portfolios: AXA Conservative Strategy Portfolio, AXA Conservative Growth Strategy Portfolio, AXA Balanced Strategy Portfolio, AXA Moderate Growth Strategy Portfolio, and AXA Growth Strategy Portfolio (each an “AXA Strategy Portfolio”; together, the “AXA Strategy Portfolios”).

On May 27, 2009, AXA Equitable contributed $100,000 in seed capital into Class IA of each of the following new portfolios: AXA Tactical Manager 400 Portfolio-I, AXA Tactical Manager 500 Portfolio-I, AXA Tactical Manager 2000 Portfolio-I, and AXA Tactical Manager International Portfolio-I. On August 28, 2009, AXA Equitable contributed $100,000 in seed capital into Class IA of each of the following new Portfolios: ATM International Portfolio, ATM Large Cap Portfolio, ATM Mid Cap Portfolio and ATM Small Cap Portfolio.

On October 29, 2009, AXA Equitable contributed $10,000 in seed capital into Class IB of each of the following portfolios: AXA Tactical Manager 400 Portfolio-I, AXA Tactical Manager 500 Portfolio-I, AXA Tactical Manager 2000 Portfolio-I, and AXA Tactical Manager International Portfolio-I. On the same date, AXA Equitable contributed $10,000 in seed capital into Class IA of the All Asset Allocation Portfolio.

On September 11, 2009, AXA Equitable contributed $10,000 in seed capital into Class IA of each of the following portfolios: AXA Balanced Strategy Portfolio and AXA Growth Strategy Portfolio.

On October 25, 2010, AXA Equitable contributed $10,000 in seed capital into Class IA of the ATM Core Bond Portfolio.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts with vendors and others that provide for general indemnifications. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust. However, based on experience, the Trust and management expect the risk of loss to be remote.

Each of the investment sub-advisers (each an “Adviser”) independently chooses and maintains a portfolio of securities for its Portfolios.

The All Asset Allocation Portfolio is a type of mutual fund often described as a “fund of funds” mutual fund. The Portfolio pursues its investment objective by investing exclusively in other mutual funds managed by AXA Equitable and other unaffiliated investment companies.

EQ ADVISORS TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2010

The EQ/Franklin Templeton Allocation Portfolio and the AXA Strategy Portfolios are types of mutual funds often described as “fund of funds.” The Portfolios pursue their investment objective by investing exclusively in other affiliated mutual funds managed by AXA Equitable.

The EQ/International ETF Portfolio is a type of mutual fund often described as a “fund of funds” mutual fund. The Portfolio pursues its investment objective by investing exclusively in other unaffiliated investment companies.

The EQ/International Core PLUS Portfolio, EQ/Large Cap Core PLUS Portfolio, EQ/Large Cap Growth PLUS Portfolio, EQ/Large Cap Value PLUS Portfolio, EQ/Mid Cap Value PLUS Portfolio, EQ/Quality Bond PLUS Portfolio, EQ/Global Bond PLUS Portfolio, and EQ/Equity Growth PLUS Portfolio (each a “PLUS Portfolio”; together, the “PLUS Portfolios”), and the EQ/ Franklin Core Balanced Portfolio, EQ/AXA Franklin Small Cap Value Core Portfolio, EQ/Mutual Large Cap Equity Portfolio, EQ/Templeton Global Equity Portfolio, EQ/Global Multi-Sector Equity Portfolio, and the Tactical Portfolios employ multiple Advisers (each a “Multiadviser Portfolio”; together the “Multiadviser Portfolios”). Each of the Advisers independently chooses and maintains a portfolio of securities for the Portfolio and each is responsible for investing a specific allocated portion of the Portfolio’s assets. Because each Adviser will be managing its allocated portion of the Portfolio independently from the other Advisers, the same security may be held in different portions of the Portfolio, or may be acquired for one portion of the Portfolio at a time when the Adviser of another portion deems it appropriate to dispose of the security. Similarly, under some market conditions, one Adviser may believe that temporary defensive investments in short-term instruments or cash are appropriate when the other Adviser or Advisers believe continued exposure to the equity or fixed income markets is appropriate for their portions of the Portfolio. Because each Adviser directs the trading for its own portion of the Portfolio, and does not aggregate its transactions with those of the other Advisers, the Portfolio may incur higher brokerage costs, and have higher portfolio turnover, than would be the case if a single Adviser were managing the entire Portfolio.

The Trust has the right to issue two classes of shares, Class IA and Class IB. As of and during the year ended December 31, 2010, the Trust had Class IB shares outstanding for each Portfolio except for the ATM Core Bond Portfolio, ATM International Portfolio, ATM Large Cap Portfolio, ATM Mid Cap Portfolio and ATM Small Cap Portfolio. In addition, as of and during the year ended December 31, 2010, the Trust had Class IA shares outstanding for certain Portfolios as shown in the Statement of Assets and Liabilities. The Class IB shares are subject to distribution fees imposed under a distribution plan (“Distribution Plan”) adopted pursuant to Rule 12b-1 under the 1940 Act. Under the Trust’s multiple class distribution system, both classes of shares have identical voting, dividend, liquidation and other rights, other than the payment of distribution fees under the Distribution Plan. The Trust’s shares are currently sold only to insurance company separate accounts in connection with variable life insurance contracts and variable annuity certificates and contracts issued by AXA Equitable, AXA Life and Annuity Company, other affiliated or unaffiliated insurance companies and to the AXA Equitable 401(k) Plan. Shares also may be sold to other tax-qualified retirement plans, to other series of the Trust and to series of AXA Premier VIP Trust, a separate registered investment company managed by AXA Equitable that currently sell its shares to accounts and plans. The AXA Equitable 401(k) Plan is the primary shareholder of Class IA for EQ/Equity Growth PLUS Portfolio.

The investment objectives of each Portfolio are as follows:

All Asset Allocation Portfolio — Seeks long-term capital appreciation and current income.

AXA Conservative Strategy Portfolio — Seeks a high level of current income.

AXA Conservative Growth Strategy Portfolio — Seeks current income and growth of capital, with greater emphasis on current income.

AXA Balanced Strategy Portfolio — Seeks long-term capital appreciation and current income.

EQ ADVISORS TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2010

AXA Moderate Growth Strategy Portfolio — Seeks long-term capital appreciation and current income, with greater emphasis on current income.

AXA Growth Strategy Portfolio — Seeks long-term capital appreciation and current income, with greater emphasis on capital appreciation.

EQ/Franklin Templeton Allocation Portfolio — Primarily seeks capital appreciation and secondarily seeks income.

EQ/International ETF Portfolio — Seeks long-term capital appreciation.

AXA Tactical Manager 500 Portfolio-I (advised by AXA Equitable, BlackRock Investment Management, LLC (“BlackRock”) and AllianceBernstein L.P. (“AllianceBernstein”), an affiliate of AXA Equitable) — Seeks to achieve long-term growth of capital with an emphasis on risk adjusted returns and lower volatility over a full market cycle relative to traditional equity funds and equity market indexes, by investing in a combination of long and short positions on equity securities of large-capitalization companies, including securities included in the Standard & Poor’s 500 Composite Stock Price Index (“S&P 500 Index”).

AXA Tactical Manager 500 Portfolio-III (advised by AXA Equitable, BlackRock and AllianceBernstein) — Seeks to achieve long-term growth of capital with an emphasis on risk adjusted returns and lower volatility over a full market cycle relative to traditional equity funds and equity market indexes, by investing in a combination of long and short positions on equity securities of large-capitalization companies, including securities included in the S&P 500 Index.

AXA Tactical Manager 400 Portfolio-I (advised by AXA Equitable, BlackRock and AllianceBernstein) —The Portfolio seeks to achieve long-term growth of capital with an emphasis on risk-adjusted returns and lower volatility over a full market cycle relative to traditional equity funds and equity market indexes, by investing in a combination of long and short positions on equity securities of mid-capitalization companies, including securities included in the Standard & Poor’s Mid Cap 400 Index (“S&P 400 Index”).

AXA Tactical Manager 400 Portfolio-III (advised by AXA Equitable, BlackRock and AllianceBernstein) — The Portfolio seeks to achieve long-term growth of capital with an emphasis on risk-adjusted returns and lower volatility over a full market cycle relative to traditional equity funds and equity market indexes, by investing in a combination of long and short positions on equity securities of mid-capitalization companies, including securities included in the S&P 400 Index.

AXA Tactical Manager 2000 Portfolio-I (advised by AXA Equitable, BlackRock and AllianceBernstein) —The Portfolio seeks to achieve long-term growth of capital with an emphasis on risk-adjusted returns and lower volatility over a full market cycle relative to traditional equity funds and equity market indexes, by investing in a combination of long and short positions on equity securities of small-capitalization companies, including securities included in the Russell 2000® Index.

AXA Tactical Manager 2000 Portfolio-III (advised by AXA Equitable, BlackRock and AllianceBernstein) — The Portfolio seeks to achieve long-term growth of capital with an emphasis on risk-adjusted returns and lower volatility over a full market cycle relative to traditional equity funds and equity market indexes, by investing in a combination of long and short positions on equity securities of small-capitalization companies, including securities included in the Russell 2000® Index.

AXA Tactical Manager International Portfolio-I (advised by AXA Equitable, BlackRock and AllianceBernstein) —The Portfolio seeks to achieve long-term growth of capital with an emphasis on risk-adjusted returns and lower volatility over a full market cycle relative to traditional equity funds and equity market indexes, by investing in a combination of long and short positions on equity securities of foreign companies, including securities included in the Morgan Stanley Capital International EAFE Index, ASX SPI 200 Index, Dow Jones EURO STOXX 50 Index, FTSE 100 Index and the Tokyo Stock Price Index.

EQ ADVISORS TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2010

AXA Tactical Manager International Portfolio-III (advised by AXA Equitable, BlackRock and AllianceBernstein) — The Portfolio seeks to achieve long-term growth of capital with an emphasis on risk-adjusted returns and lower volatility over a full market cycle relative to traditional equity funds and equity market indexes, by investing in a combination of long and short positions on equity securities of foreign companies, including securities included in the Morgan Stanley Capital International EAFE Index, ASX SPI 200 Index, Dow Jones EURO STOXX 50 Index, FTSE 100 Index and the Tokyo Stock Price Index.

ATM Core Bond Portfolio (advised by AXA Equitable, BlackRock and AllianceBernstein) —Seeks to achieve a balance of current income and capital appreciation, consistent with a prudent level of risk, by investing in a combination of long and short positions on debt securities, including debt securities included in the Barclays Capital U.S. Aggregate Bond Index and U.S. government securities.

ATM Government Bond Portfolio (advised by AXA Equitable, BlackRock and AllianceBernstein) — Seeks to achieve a balance of current income and capital appreciation, consistent with a prudent level of risk, by investing in a combination of long and short positions on debt securities, including debt securities included in the Barclays Capital Intermediate U.S. Government Bond Index.

ATM International Portfolio (formerly AXA Tactical Manager International Portfolio-II, name change effective August 1, 2010) (advised by AXA Equitable, BlackRock and AllianceBernstein) —The Portfolio seeks to achieve long-term growth of capital with an emphasis on risk-adjusted returns and lower volatility over a full market cycle relative to traditional equity funds and equity market indexes, by investing in a combination of long and short positions on equity securities of foreign companies, including securities included in the Morgan Stanley Capital International EAFE Index, ASX SPI 200 Index, Dow Jones EURO STOXX 50 Index, FTSE 100 Index and the Tokyo Stock Price Index.

ATM Large Cap Portfolio (formerly AXA Tactical Manager 500 Portfolio-II, name change effective August 1, 2010) (advised by AXA Equitable, BlackRock and AllianceBernstein) — Seeks to achieve long-term growth of capital with an emphasis on risk adjusted returns and lower volatility over a full market cycle relative to traditional equity funds and equity market indexes, by investing in a combination of long and short positions on equity securities of large-capitalization companies, including securities included in the S&P 500 Index.

ATM Mid Cap Portfolio (formerly AXA Tactical Manager 400 Portfolio-II, name change effective August 1, 2010) (advised by AXA Equitable, BlackRock and AllianceBernstein) —The Portfolio seeks to achieve long-term growth of capital with an emphasis on risk-adjusted returns and lower volatility over a full market cycle relative to traditional equity funds and equity market indexes, by investing in a combination of long and short positions on equity securities of mid-capitalization companies, including securities included in the S&P 400 Index.

ATM Small Cap Portfolio (formerly AXA Tactical Manager 2000 Portfolio-II, name change effective August 1, 2010) (advised by AXA Equitable, BlackRock and AllianceBernstein) —The Portfolio seeks to achieve long-term growth of capital with an emphasis on risk-adjusted returns and lower volatility over a full market cycle relative to traditional equity funds and equity market indexes, by investing in a combination of long and short positions on equity securities of small-capitalization companies, including securities included in the Russell 2000® Index.

EQ/AllianceBernstein Dynamic Wealth Strategies Portfolio (advised by AllianceBernstein) — Seeks to achieve total return from long-term growth of capital and income.

EQ/AllianceBernstein International Portfolio (advised by AllianceBernstein) — Seeks to achieve a total return (before expenses) that approximates the total return performance of a composite index comprised of 40% DJ EURO STOXX 50 Index, 25% FTSE 100 Index, 25% TOPIX Index and 10% S&P/ASX 200 Index, including reinvestment of dividends, at a risk level consistent with that of the composite index.

EQ ADVISORS TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2010

EQ/AllianceBernstein Small Cap Growth Portfolio (advised by AllianceBernstein) — Seeks to achieve long-term growth of capital.

EQ/AXA Franklin Small Cap Value Core Portfolio (advised by BlackRock and Franklin Advisory Services, LLC) — Seeks to achieve long-term total return.

EQ/BlackRock Basic Value Equity Portfolio (advised by BlackRock) — Seeks to achieve capital appreciation and, secondarily, income.

EQ/BlackRock International Value Portfolio (advised by BlackRock International Limited) —Seeks to provide current income and long-term growth of income, accompanied by growth of capital.

EQ/Boston Advisors Equity Income Portfolio (advised by Boston Advisors, LLC) — Seeks to achieve a combination of growth and income to achieve an above-average and consistent total return.

EQ/Calvert Socially Responsible Portfolio (advised by Calvert Asset Management Company, Inc. and Bridgeway Capital Management, Inc.) — Seeks to achieve long-term capital appreciation.

EQ/Capital Guardian Growth Portfolio (advised by Capital Guardian Trust Company (“Capital Guardian”)) — Seeks to achieve long-term growth of capital.

EQ/Capital Guardian Research Portfolio (advised by Capital Guardian) — Seeks to achieve long-term growth of capital.

EQ/Common Stock Index Portfolio (advised by AllianceBernstein) — Seeks to achieve a total return before expenses that approximates the total return performance of the Russell 3000® Index, including reinvestment of dividends, at a risk level consistent with that of the Russell 3000® Index.

EQ/Core Bond Index Portfolio (advised by SSgA Funds Management, Inc. (“SSgA FM”)) —Seeks to achieve a total return before expenses that approximates the total return performance of the Barclays Capital U.S. Aggregate Bond Index, including reinvestment of dividends, at a risk level consistent with that of the Barclays Capital U.S. Aggregate Bond Index.

EQ/Davis New York Venture Portfolio (advised by Davis Selected Advisers, L.P.) — Seeks to achieve long-term growth of capital.

EQ/Equity 500 Index Portfolio (advised by AllianceBernstein) — Seeks to achieve a total return before expenses that approximates the total return performance of the S&P 500 Index, including reinvestment of dividends, at a risk level consistent with that of the S&P 500 Index.

EQ/Equity Growth PLUS Portfolio (advised by AXA Equitable, BlackRock Capital Management, Inc. and BlackRock) — Seeks to achieve long-term growth of capital.

EQ/Franklin Core Balanced Portfolio (advised by BlackRock and Franklin Advisers, Inc.) — Seeks to maximize income while maintaining prospects for capital appreciation.

EQ/GAMCO Mergers and Acquisitions Portfolio (advised by GAMCO Asset Management, Inc. (“GAMCO”)) — Seeks to achieve capital appreciation.

EQ/GAMCO Small Company Value Portfolio (advised by GAMCO) — Seeks to maximize capital appreciation.

EQ/Global Bond PLUS Portfolio (advised by AXA Equitable, Wells Capital Management, Inc., First International Advisors, LLC and BlackRock) — Seeks to achieve capital growth and current income.

EQ/Global Multi-Sector Equity Portfolio (advised by BlackRock and Morgan Stanley Investment Management, Inc. (“MSIM”)) — Seeks to achieve long-term capital appreciation.

EQ/Intermediate Government Bond Index Portfolio (advised by SSgA FM) — Seeks to achieve a total return before expenses that approximates the total return performance of the Barclays Capital

EQ ADVISORS TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2010

Intermediate U.S. Government Bond Index, including reinvestment of dividends, at a risk level consistent with that of the Barclays Capital Intermediate U.S. Government Bond Index.

EQ/International Core PLUS Portfolio (advised by AXA Equitable, Wentworth Hauser and Violich, Inc., Hirayama Investments, LLC and BlackRock) — Seeks to achieve long-term growth of capital.

EQ/International Growth Portfolio (advised by MFS Investment Management) — Seeks to achieve capital appreciation.

EQ/JPMorgan Value Opportunities Portfolio (advised by J.P. Morgan Investment Management, Inc.) — Seeks to achieve long-term capital appreciation.

EQ/Large Cap Core PLUS Portfolio (advised by AXA Equitable, Institutional Capital LLC and BlackRock) — Seeks to achieve long-term growth of capital with a secondary objective to seek reasonable current income (i.e. moderate income).

EQ/Large Cap Growth Index Portfolio (advised by AllianceBernstein) — Seeks to achieve a total return before expenses that approximates the total return performance of the Russell 1000® Growth Index, including reinvestment of dividends, at a risk level consistent with that of the Russell 1000® Growth Index.

EQ/Large Cap Growth PLUS Portfolio (advised by AXA Equitable, Marsico Capital Management, LLC and BlackRock) — Seeks to provide long-term capital growth.

EQ/Large Cap Value Index Portfolio (advised by SSgA FM) — Seeks to achieve a total return before expenses that approximates the total return performance of the Russell 1000® Value Index, including reinvestment of dividends, at a risk level consistent with that of the Russell 1000® Value Index.

EQ/Large Cap Value PLUS Portfolio (advised by AXA Equitable and AllianceBernstein) — Seeks to achieve long-term growth of capital.

EQ/Lord Abbett Growth and Income Portfolio (advised by Lord, Abbett & Co. LLC (“Lord Abbett”)) — Seeks to achieve capital appreciation and growth of income without excessive fluctuation in market value.

EQ/Lord Abbett Large Cap Core Portfolio (advised by Lord Abbett) — Seeks to achieve capital appreciation and growth of income with reasonable risk.

EQ/Mid Cap Index Portfolio (advised by SSgA FM) — Seeks to achieve a total return before expenses that approximates the total return performance of the S&P Mid Cap 400 Index, including reinvestment of dividends, at a risk level consistent with that of the S&P 400 Mid Cap Index.

EQ/Mid Cap Value PLUS Portfolio (advised by AXA Equitable, Wellington Management Company, LLP, and BlackRock) — Seeks to achieve long-term capital appreciation.

EQ/Money Market Portfolio (advised by The Dreyfus Corporation) — Seeks to obtain a high level of current income, preserve its assets and maintain liquidity.

EQ/Montag & Caldwell Growth Portfolio (advised by Montag & Caldwell, LLC) — Seeks to achieve capital appreciation.

EQ/Morgan Stanley Mid Cap Growth Portfolio (formerly Van Kampen Mid Cap Growth Portfolio, name change effective May 1, 2010) (advised by MSIM) — Seeks to achieve capital growth.

EQ/Mutual Large Cap Equity Portfolio (advised by BlackRock and Franklin Mutual Advisers, LLC) — Seeks to achieve capital appreciation, which may occasionally be short-term, and secondarily, income.

EQ ADVISORS TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2010

EQ/Oppenheimer Global Portfolio (advised by OppenheimerFunds, Inc.) — Seeks to achieve capital appreciation.

EQ/PIMCO Ultra Short Bond Portfolio (advised by Pacific Investment Management Company, LLC) — Seeks to generate a return in excess of traditional money market products while maintaining an emphasis on preservation of capital and liquidity.

EQ/Quality Bond PLUS Portfolio (advised by AXA Equitable and AllianceBernstein) — Seeks to achieve high current income consistent with moderate risk to capital. On October 26, 2010, SSgA FM was terminated as an Adviser to the Portfolio.

EQ/Small Company Index Portfolio (advised by AllianceBernstein) — Seeks to replicate as closely as possible (before the deduction of Portfolio expenses) the total return of the Russell 2000® Index.

EQ/T. Rowe Price Growth Stock Portfolio (advised by T. Rowe Price Associates, Inc.) — Seeks to achieve long-term capital appreciation and secondarily, income.

EQ/Templeton Global Equity Portfolio (advised by BlackRock and Templeton Global Advisors Limited) — Seeks to achieve long-term capital growth.

EQ/UBS Growth and Income Portfolio (advised by UBS Global Asset Management (Americas) Inc.) — Seeks to achieve total return through capital appreciation with income as a secondary consideration.

EQ/Van Kampen Comstock Portfolio (advised by Invesco Advisers, Inc.) — Seeks to achieve capital growth and income.

EQ/Wells Fargo Advantage Omega Growth Portfolio (formerly EQ/Evergreen Omega Portfolio, name change effective May 1, 2010) (advised by Wells Capital Management, Inc.) — Seeks to achieve long-term capital growth.

The following is a summary of the significant accounting policies of the Trust:

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

Valuation:

Equity securities (including securities issued by Exchange Traded Funds (ETFs)) listed on national securities exchanges are valued at the last sale price or official closing price on the date of valuation or, if there is no sale or official closing price, at the latest available bid price. Securities listed on the NASDAQ Stock Market will be valued using the NASDAQ Official Closing Price (“NOCP”). Generally, the NOCP will be the last sale price unless the reported trade for the security is outside the range of the bid/ask price. In such cases, the NOCP will be normalized to the nearer of the bid or ask price. Other unlisted stocks are valued at their last sale price or official closing price.

Convertible preferred stocks listed on national securities exchanges or included on the NASDAQ stock market are valued as of their last sale price or, if there is no sale, at the latest available bid price.

Convertible bonds and unlisted convertible preferred stocks are valued at bid prices obtained from one or more of the major dealers in such bonds or stocks. Where there is a discrepancy between dealers, values may be adjusted based on recent premium spreads to the underlying common stocks. Convertible bonds may be matrix-priced based upon the conversion value to the underlying common stocks and market premiums.

EQ ADVISORS TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2010

Mortgage-backed and asset-backed securities are valued at prices obtained from a bond pricing service where available, or at a bid price obtained from one or more of the major dealers in such securities. The pricing service may utilize data such as issuer type, coupon, cash flows, mortgage prepayment projection tables and Adjustable Rate Mortgage evaluations that incorporate index data, periodic and life caps, the next coupon reset date and the convertibility of the bond in making evaluations.

Options that are traded on an exchange are valued at their last sale price, or if not available, previous day’s sales price. If the bid price is higher or the asked price is lower than the last sale price, the higher bid or lower asked price may be used. Options not traded on an exchange or actively traded are valued according to fair value methods. The market value of a put or call option will usually reflect, among other factors, the market price of the underlying security.

Corporate and Municipal bonds and notes may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. The pricing service may utilize many factors, including institutional size, trading in similar groups of securities, option adjusted spread models that include base curve and spread curve inputs and any developments related to specific securities.

U.S. Treasury securities and other obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, are valued at prices obtained from a bond pricing service where available. The pricing service may utilize data received from active market makers and broker-dealers, yield curves and the spread over comparable U.S. Treasury issues in making evaluations.

Foreign securities, including foreign government securities, not traded directly, or in American Depositary Receipt (ADR) or similar form in the United States, are valued at representative quoted prices from the primary exchange in the currency of the country of origin.

Futures contracts are valued at their last settlement price or, if there is no sale, at the latest available bid price.

Forward foreign exchange contracts are valued by interpolating between the forward and spot currency rates as quoted by a pricing service as of a designated hour on the valuation date. The pricing service may utilize data such as actual trading information and foreign currency exchange rates gathered from leading market makers and foreign currency exchange trading centers throughout the world in making evaluations.

At December 31, 2010, each of the AXA Tactical Manager International Portfolio-I, ATM International Portfolio, EQ/AllianceBernstein International Portfolio, EQ/Global Bond PLUS Portfolio, EQ/Global Multi-Sector Equity Portfolio, EQ/International Core PLUS Portfolio, EQ/Mutual Large Cap Equity Portfolio, EQ/PIMCO Ultra Short Bond Portfolio, EQ/ Quality Bond PLUS Portfolio, EQ/Templeton Global Equity Portfolio held forward foreign currency contracts to either gain exposure to certain currencies, or gain an economic hedge against changes in the values of securities held in the Portfolio, that does not qualify for hedge accounting under ASC 815. The Statement of Operations for each Portfolio reflect realized gains or losses, if any, in forward currency transactions and unrealized gains or losses in forward currency exchange transactions. Further information on the impact of these positions on the Portfolios’ financial statements can be found in the Statement of Operations and Portfolio of Investments for each Portfolio.

If market quotations are not readily available for a security or other financial instruments, such securities or instruments shall be referred to the Trust’s Valuation Committee, who will value the assets in good faith pursuant to procedures adopted by the Board of Trustees of the Trust.

Due to the inherent uncertainty of valuations of such securities, the fair value may differ significantly from the values that would have been used had a ready market for such securities existed. If trading or events occurring after the close of the principal market in which securities are traded are expected to materially affect the value of those securities, then they may be valued at their fair value, taking this trading or these events into account.

EQ ADVISORS TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2010

Various inputs are used in determining the value of the Trust’s assets or liabilities carried at fair value. These inputs are summarized in three broad levels below:

•	Level 1 - quoted prices in active markets for identical assets

•	Level 2 - other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 - significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an investment’s assigned level.

The inputs or methodology used to value securities are not necessarily an indication of the risk associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with the rules under the 1940 Act. Generally, amortized cost approximates the current fair value of a security, but since the valuation is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

The Portfolios’ policy is to recognize transfers in and transfers out of the valuation levels as of the beginning of the reporting period. There were no significant transfers between Level 1 and Level 2 during the year ended December 31, 2010. Transfers from Level 2 to Level 3 or from Level 3 to Level 2 may be due to a decline or an increase in market activity (e.g., frequency of trades), which may result in a lack of or increase in available market inputs to determine price. Transfers in and transfers out of Level 3 are included in the Level 3 reconciliation following the Portfolio of Investments for each Portfolio.

A summary of inputs used to value each Portfolio’s assets and liabilities carried at fair value as of December 31, 2010 is included in the Portfolio of Investments.

All securities held in the EQ/Money Market Portfolio are valued at amortized cost provided that certain conditions are met, including that the Portfolio’s Board of Trustees continues to believe that the amortized cost valuation method fairly reflects the market-based net asset value per share of the Portfolio. The EQ/Money Market Portfolio seeks to maintain a constant net asset value per share of $1.00, but there can be no assurance that it will be able to do so.

Investments in shares of open-end mutual funds (other than ETFs) held by a Portfolio will be valued at the net asset value of the shares of such funds as described in these funds’ prospectuses.

Pursuant to procedures approved by the Trustees, events or circumstances affecting the values of portfolio securities that occur between the closing of their principal markets and the time the net asset value (“NAV”) is determined may be reflected in the Trust’s calculation of net asset values for each applicable Portfolio when the Trust’s Manager deems that the particular event or circumstance would materially affect such Portfolio’s net asset value.

Securities transactions are recorded on the trade date net of brokerage fees, commissions, and transfer fees. Dividend income (net of withholding taxes) and distributions to shareholders are recorded on the ex-dividend date. Interest income (including amortization of premium and accretion of discount on long-term securities using the effective yield method) and interest expense are accrued daily. The Trust records gains and losses realized on prepayments received on mortgage-backed securities in interest income.

The Portfolios record distributions received in excess of income from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Portfolios adjust the estimated amounts of components of distributions (and consequently its net investment income) as necessary once the issuers provide information about the actual composition of the distributions.

EQ ADVISORS TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2010

Realized gains and losses on the sale of investments are computed on the basis of the specific identified cost of the investments sold. Unrealized appreciation (depreciation) on investments and foreign currency denominated assets and liabilities is presented net of deferred taxes on unrealized gains in the Statement of Assets and Liabilities.

Expenses attributable to a single Portfolio or class are charged to that Portfolio or class. Expenses of the Trust not attributable to a single Portfolio or class are charged to each Portfolio or class in proportion to the average net assets of each Portfolio or other appropriate allocation methods.

All income earned and expenses incurred by each Portfolio are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the daily net assets of such class, except for distribution fees which are charged on a class specific basis.

Foreign Currency Valuation:

The books and records of the Trust are kept in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at current exchange rates at the following dates:

(i) market value of investment securities, other assets and liabilities — at the valuation date.

(ii) purchases and sales of investment securities, income and expenses — at the date of such transactions.

The Portfolios do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on securities.

Net currency gains or losses realized and unrealized as a result of differences between interest or dividends, withholding taxes, security payables/receivables, forward foreign currency exchange contracts and foreign cash recorded on the Portfolio’s books and the U.S. dollar equivalent amount actually received or paid are presented under foreign currency transactions and foreign currency translations in the realized and unrealized gains and losses section, respectively, of the Statements of Operations. Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from forward foreign currency contracts, disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on a Portfolio’s books and the U.S. dollar equivalent of amounts actually received or paid.

Taxes:

The Trust intends to comply with the requirements of the Internal Revenue Code of 1986, as amended applicable to regulated investment companies and to distribute substantially all of its net investment income and net realized capital gains to shareholders of each Portfolio. Therefore, no Federal income tax provision is required.

The Portfolios are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. However, the Portfolios’ conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. The Portfolios recognize interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statements of Operations. During the year, the Portfolios did not incur any interest or penalties. Each of the tax years in the four year period ended December 31, 2010 remains subject to examination by the Internal Revenue Service and state taxing authorities.

Dividends from net investment income, if any, are declared and distributed at least annually for all Portfolios (EQ/Money Market Portfolio declares and distributes daily). Dividends from net

EQ ADVISORS TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2010

realized short-term and long-term capital gains are declared and distributed at least annually to the shareholders of the Portfolios to which such gains are attributable. All dividends are reinvested in additional full and fractional shares of the related Portfolios. All distributions are calculated on a tax basis and, as such, the amounts may differ from financial statement investment income and realized gains. Those differences are primarily due to differing book and tax treatments for derivative transactions, losses due to wash sales transactions, mark-to-market of forward contracts, mark-to-market of passive foreign investment companies, investments in Real Estate Investment Trusts, post-October losses, paydowns, mergers and affiliated fund of fund investments. In addition, short-term capital gains and foreign currency gains are treated as capital gains for accounting purposes but are considered ordinary income for tax purposes. Net capital and net currency losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Portfolio’s next taxable year. The tax composition of distributed and undistributed income and gains for the years ended December 31, 2010 and December 31, 2009, were as follows:

	Year Ended December 31, 2010				Year Ended December 31, 2009
	Distributed Ordinary Income	Distributed Long Term Gains	Accumulated Undistributed Ordinary Income	Accumulated Undistributed Long Term Gains	Distributed Ordinary Income	Distributed Long Term Gains	Accumulated Undistributed Ordinary Income	Accumulated Undistributed Long Term Gains
All Asset Allocation	$6,145,048	$4,667,904	$372,764	$2,296,933	$8,835,217	$490,957	$779,742	$453,853
AXA Conservative Strategy	2,436,316	110,353	2,404,471	865,921	572,529	194	9,710	705
AXA Conservative Growth Strategy	4,153,837	265,905	3,171,266	2,020,982	883,984	1,659	—	1,356
AXA Balanced Strategy	7,493,739	668,302	4,938,355	3,803,418	1,452,346	5,013	—	1,604
AXA Moderate Growth Strategy	17,274,722	1,792,294	10,499,614	9,018,789	2,948,900	12,776	—	4,873
AXA Growth Strategy	7,722,305	1,652,411	2,714,337	6,059,861	2,200,164	8,654	—	8,522
EQ/Franklin Templeton Allocation	27,214,343	—	—	—	29,155,022	—	—	—
EQ/International ETF	7,055,190	6,510,655	84,704	1,396,265	36,571,469	—	191,930	—
AXA Tactical Manager 500-I	13,030,296	11,147,137	8,339,499	12,238,027	344,878	—	1,767,195	2,345,334
AXA Tactical Manager 400-I	1,190,408	1,205,532	1,564,144	1,614,691	—	—	202,580	258,161
AXA Tactical Manager 2000-I	5,097,939	5,501,313	4,813,133	6,301,303	19,166	—	495,237	574,549
AXA Tactical Manager International-I	3,259,702	10,814	1,561,808	1,962,907	502,510	38,222	1,082,137	10,813
ATM Core Bond	4,868,712	—	38,001	—	—	—	—	—
ATM International	11,190,622	—	1,593,086	13,614,208	1,800,764	—	11,160,806	—
ATM Large Cap	155,309,149	123,074,307	58,588,981	94,321,853	15,271,875	—	64,582,497	61,398,933
ATM Mid Cap	48,983,787	56,202,618	17,748,055	43,356,871	2,243,188	—	11,855,620	18,119,185
ATM Small Cap	43,724,729	47,293,596	29,133,359	41,097,555	810,615	—	13,503,475	16,295,882
EQ/AllianceBernstein International	46,736,049	—	856,323	—	47,659,488	—	1,555,693	—
EQ/AllianceBernstein Small Cap Growth	459,717	—	—	—	1,134,130	—	—	—
EQ/AXA Franklin Small Cap Value Core	1,363,749	—	70,393	—	3,507,163	—	87,985	—
EQ/BlackRock Basic Value Equity	25,098,768	—	217,065	—	40,896,455	—	—	—

EQ ADVISORS TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2010

	Year Ended December 31, 2010				Year Ended December 31, 2009
	Distributed Ordinary Income	Distributed Long Term Gains	Accumulated Undistributed Ordinary Income	Accumulated Undistributed Long Term Gains	Distributed Ordinary Income	Distributed Long Term Gains	Accumulated Undistributed Ordinary Income	Accumulated Undistributed Long Term Gains
EQ/BlackRock International Value	$12,093,466	$—	$123,983	$—	$28,873,094	$—	$1,709,381	$—
EQ/Boston Advisors Equity Income	16,838,129	—	5,146	—	18,821,030	—	730,413	—
EQ/Calvert Socially Responsible	35,975	—	—	—	161,981	—	35,180	—
EQ/Capital Guardian Growth	1,386,975	—	71,466	—	1,025,617	—	74,611	—
EQ/Capital Guardian Research	8,626,663	—	277,393	—	12,119,461	—	108,209	—
EQ/Common Stock Index	70,230,043	—	980,840	—	84,112,469	—	170,197	—
EQ/Core Bond Index	172,251,722	—	446,705	—	104,931,740	—	1,806,449	—
EQ/Davis New York Venture	3,327,927	—	40,269	—	5,709,092	—	488,467	—
EQ/Equity 500 Index	42,542,963	—	688,444	—	49,670,956	6,736,224	42,239	—
EQ/Equity Growth PLUS	5,330,824	—	379,118	—	14,775,858	—	1,028,956	—
EQ/Franklin Core Balanced	34,287,105	—	317,985	—	58,733,926	—	468,605	—
EQ/GAMCO Mergers and Acquisitions	4,961,605	784,875	818,595	—	820,699	—	—	—
EQ/GAMCO Small Company Value	7,176,970	—	—	—	5,578,536	—	—	—
EQ/Global Bond PLUS	40,060,532	—	956,824	—	12,191,418	—	—	—
EQ/Global Multi-Sector Equity	28,787,639	—	5,937,792	—	27,031,467	—	630,077	—
EQ/Intermediate Government Bond Index	25,117,067	—	930,143	—	21,802,343	—	—	—
EQ/International Core PLUS	25,079,646	—	5,206,806	—	35,829,925	—	709,956	—
EQ/International Growth	8,836,475	—	301,048	5,656,645	8,295,584	—	301,897	—
EQ/JPMorgan Value Opportunities	5,008,216	—	91,338	—	4,680,678	—	91,246	—
EQ/Large Cap Core PLUS	7,158,067	45,640,924	69,538	10,118,943	24,416,756	—	684,723	—
EQ/Large Cap Growth Index	12,309,344	—	552,574	—	22,575,273	—	1,275,634	—
EQ/Large Cap Growth PLUS	8,984,875	—	277,569	—	20,349,706	—	362,570	—
EQ/Large Cap Value Index	2,021,471	—	329,910	—	9,644,948	—	—	—
EQ/Large Cap Value PLUS	44,723,748	—	—	—	81,932,243	—	—	—
EQ/Lord Abbett Growth and Income	974,864	—	26,838	—	1,130,028	—	61,048	—
EQ/Lord Abbett Large Cap Core	948,466	—	54,369	—	1,067,538	—	136,922	—
EQ/Mid Cap Index	8,830,214	—	164,570	—	11,188,684	—	197,144	—
EQ/Mid Cap Value PLUS	19,555,978	—	262,138	—	18,513,522	—	1,133,614	—
EQ/Money Market	554,707	—	143,334	—	2,600,701	—	—	—

EQ ADVISORS TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2010

	Year Ended December 31, 2010				Year Ended December 31, 2009
	Distributed Ordinary Income	Distributed Long Term Gains	Accumulated Undistributed Ordinary Income	Accumulated Undistributed Long Term Gains	Distributed Ordinary Income	Distributed Long Term Gains	Accumulated Undistributed Ordinary Income	Accumulated Undistributed Long Term Gains
EQ/Montag & Caldwell Growth	$2,067,926	$—	$11,029	$—	$1,288,527	$—	$12,452	$—
EQ/Morgan Stanley Mid Cap Growth	1,105,919	655,937	2,499,838	77,694	—	—	—	—
EQ/Mutual Large Cap Equity	14,543,537	—	1,510,389	—	2,370,954	—	1,668,849	—
EQ/Oppenheimer Global	1,462,665	—	339,786	—	939,385	—	169,354	—
EQ/PIMCO Ultra Short Bond	12,868,066	—	545,637	—	35,084,594	700,516	229,618	—
EQ/Quality Bond PLUS	96,640,098	—	—	—	104,111,881	—	—	—
EQ/Small Company Index^	8,092,015	—	—	—	8,752,980	—	—	—
EQ/T. Rowe Price Growth Stock	16,775	—	—	—	15,251	—	16,587	—
EQ/Templeton Global Equity	11,331,534	—	1,052,814	—	10,468,751	—	160,681	—
EQ/UBS Growth and Income	1,015,069	—	830	—	1,007,734	—	—	—
EQ/Van Kampen Comstock	3,148,539	—	29,949	—	3,069,498	—	193,059	—
EQ/Wells Fargo Advantage Omega Growth	53,444	14,509,555	8,922,564	2,967,472	481,534	—	53,444	—

^	Additionally, the following Portfolio had a Return of Capital during the year ended December 31, 2009:

Portfolio:	Return of Capital
EQ/Small Company Index	$804,527

Permanent book and tax basis differences relating to shareholder distributions resulted in reclassifications to undistributed (overdistributed) net investment income (loss), accumulated net realized gain (loss) and paid-in capital at December 31, 2010 as follows:

Portfolios:	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)	Paid In Capital
All Asset Allocation	$363,216	$(374,432)	$11,216
AXA Conservative Strategy	297,427	(297,427)	—
AXA Conservative Growth Strategy	891,712	(891,712)	—
AXA Balanced Strategy	2,250,662	(2,250,662)	—
AXA Moderate Growth Strategy	6,365,559	(6,365,559)	—
AXA Growth Strategy	3,639,326	(3,639,326)	—
EQ/Franklin Templeton Allocation	1,576,822	(1)	(1,576,821)
EQ/International ETF	(1,913)	1,913	—
AXA Tactical Manager 500-I	(2,720)	3,098	(378)
AXA Tactical Manager 400-I	(1,649)	218	1,431
AXA Tactical Manager 2000-I	(2,519)	2,887	(368)
AXA Tactical Manager International-I	290,925	(290,923)	(2)
ATM Core Bond	622,626	(649,208)	26,582
ATM International	(27,500,631)	27,502,348	(1,717)
ATM Large Cap	(65,242)	65,242	—
ATM Mid Cap	76,357	(76,357)	—

EQ ADVISORS TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2010

Portfolios:	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)	Paid In Capital
ATM Small Cap	$(5,134)	$5,135	$(1)
EQ/AllianceBernstein International	7,034,575	5,757,980	(12,792,555)
EQ/AllianceBernstein Small Cap Growth	686,600	10,553	(697,153)
EQ/AXA Franklin Small Cap Value Core	(17,954)	83,235	(65,281)
EQ/BlackRock Basic Value Equity	(1)	(2)	3
EQ/BlackRock International Value	(6,010,656)	6,010,656	—
EQ/Boston Advisors Equity Income	(43,589)	43,675	(86)
EQ/Calvert Socially Responsible	47,108	—	(47,108)
EQ/Capital Guardian Growth	—	33,402,538	(33,402,538)
EQ/Capital Guardian Research	(108,209)	189,357	(81,148)
EQ/Common Stock Index	529,724	504,504,090	(505,033,814)
EQ/Core Bond Index	17,549,900	(17,168,813)	(381,087)
EQ/Davis New York Venture	(46,014)	46,984	(970)
EQ/Equity 500 Index	455,109	78,421	(533,530)
EQ/Equity Growth PLUS	(107,856)	107,857	(1)
EQ/Franklin Core Balanced	4,819,203	(724,421)	(4,094,782)
EQ/GAMCO Mergers and Acquisitions	1,359,140	(1,335,876)	(23,264)
EQ/GAMCO Small Company Value	2,176,136	64,329	(2,240,465)
EQ/Global Bond PLUS	(3,048,084)	3,048,084	—
EQ/Global Multi-Sector Equity	11,082,798	(11,082,801)	3
EQ/Intermediate Government Bond Index	1,138	(1,135)	(3)
EQ/International Core PLUS	14,639,160	(14,639,159)	(1)
EQ/International Growth	(516,688)	516,688	—
EQ/JPMorgan Value Opportunities	17,716	32,568	(50,284)
EQ/Large Cap Core PLUS	(195,147)	205,123	(9,976)
EQ/Large Cap Growth Index	(178,803)	163,891,220	(163,712,417)
EQ/Large Cap Growth PLUS	(179,110)	271,217,295	(271,038,185)
EQ/Large Cap Value Index	9,664	224,030	(233,694)
EQ/Large Cap Value PLUS	370,732	1,377,048	(1,747,780)
EQ/Lord Abbett Growth and Income	—	—	—
EQ/Lord Abbett Large Cap Core	—	2	(2)
EQ/Mid Cap Index	229,579	1,261,366	(1,490,945)
EQ/Mid Cap Value PLUS	(1,246,265)	4,742,458	(3,496,193)
EQ/Money Market	—	—	—
EQ/Montag & Caldwell Growth	2	30,397,356	(30,397,358)
EQ/Morgan Stanley Mid Cap Growth	(247,183)	253,733	(6,550)
EQ/Mutual Large Cap Equity	5,655,314	(5,655,314)	—
EQ/Oppenheimer Global	64,340	(64,338)	(2)
EQ/PIMCO Ultra Short Bond	1,062,244	(1,062,247)	3
EQ/Quality Bond PLUS	12,320,140	(166,958,666)	154,638,526
EQ/Small Company Index	(711,423)	416,550	294,873
EQ/T. Rowe Price Growth Stock	2,393,603	6,405	(2,400,008)
EQ/Templeton Global Equity	3,529,993	(3,529,993)	—
EQ/UBS Growth and Income	(2)	1	1
EQ/Van Kampen Comstock	(1)	—	1
EQ/Wells Fargo Advantage Omega Growth	1,050,932	(1,049,222)	(1,710)

EQ ADVISORS TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2010

Net capital and net currency losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Portfolio’s next taxable year. For the period from November 1, 2010 to December 31, 2010, the Portfolios elected to defer until the first business day of 2011 for U.S. Federal income tax purposes net capital and net currency losses as stated below:

Portfolios:	Net Currency Loss	Net Capital Loss
All Asset Allocation	$—	$—
AXA Conservative Strategy	—	—
AXA Conservative Growth Strategy	—	—
AXA Balanced Strategy	—	—
AXA Moderate Growth Strategy	—	—
AXA Growth Strategy	—	—
EQ/Franklin Templeton Allocation	—	180,483
EQ/International ETF	—	—
AXA Tactical Manager 500-I	—	—
AXA Tactical Manager 400-I	—	—
AXA Tactical Manager 2000-I	—	—
AXA Tactical Manager International-I	272,142	—
ATM Core Bond	—	2,409,669
ATM International	—	—
ATM Large Cap	—	—
ATM Mid Cap	—	—
ATM Small Cap	—	—
EQ/AllianceBernstein International	264,991	—
EQ/AllianceBernstein Small Cap Growth	—	—
EQ/AXA Franklin Small Cap Value Core	—	—
EQ/BlackRock Basic Value Equity	—	—
EQ/BlackRock International Value	175,596	339,277
EQ/Boston Advisors Equity Income	—	—
EQ/Calvert Socially Responsible	—	—
EQ/Capital Guardian Growth	—	—
EQ/Capital Guardian Research	—	—
EQ/Common Stock Index	—	—
EQ/Core Bond Index	29,591	—
EQ/Davis New York Venture	221,179	—
EQ/Equity 500 Index	—	—
EQ/Equity Growth PLUS	—	—
EQ/Franklin Core Balanced	5,896	—
EQ/GAMCO Mergers and Acquisitions	—	679,074
EQ/GAMCO Small Company Value	13,688	—
EQ/Global Bond PLUS	5,607,759	—
EQ/Global Multi-Sector Equity	—	—
EQ/Intermediate Government Bond Index	—	—
EQ/International Core PLUS	—	233,492
EQ/International Growth	262,455	—
EQ/JPMorgan Value Opportunities	—	—
EQ/Large Cap Core PLUS	—	—
EQ/Large Cap Growth Index	—	—
EQ/Large Cap Growth PLUS	—	—
EQ/Large Cap Value Index	—	32,051
EQ/Large Cap Value PLUS	—	—
EQ/Lord Abbett Growth and Income	—	—

EQ ADVISORS TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2010

Portfolios:	Net Currency Loss	Net Capital Loss
EQ/Lord Abbett Large Cap Core	$—	$—
EQ/Mid Cap Index	—	—
EQ/Mid Cap Value PLUS	—	—
EQ/Money Market	—	—
EQ/Montag & Caldwell Growth	—	—
EQ/Morgan Stanley Mid Cap Growth	83,580	2,928,985
EQ/Mutual Large Cap Equity	—	—
EQ/Oppenheimer Global	—	—
EQ/PIMCO Ultra Short Bond	—	—
EQ/Quality Bond PLUS	—	—
EQ/Small Company Index	—	—
EQ/T. Rowe Price Growth Stock	—	—
EQ/Templeton Global Equity	—	—
EQ/UBS Growth and Income	—	—
EQ/Van Kampen Comstock	—	—
EQ/Wells Fargo Advantage Omega Growth	—	—

Fees Paid Indirectly:

For all Portfolios, the Board of Trustees has approved the payment of certain Trust expenses using brokerage recapture arrangements. These payments are reflected on the Statements of Operations. For the year ended December 31, 2010, certain Portfolios reduced expenses under these arrangements as follows:

Portfolios:	Amount
EQ/AllianceBernstein Small Cap Growth	$43,614
EQ/BlackRock Basic Value Equity	128,361
EQ/Capital Guardian Growth	23,426
EQ/Capital Guardian Research	37,104
EQ/Davis New York Venture	13,141
EQ/Equity Growth PLUS	11,966
EQ/Franklin Core Balanced	768
EQ/GAMCO Mergers and Acquisitions	43,792
EQ/GAMCO Small Company Value	96,578
EQ/International Core PLUS	19,774
EQ/Large Cap Core PLUS	13,656
EQ/Large Cap Growth PLUS	4,532
EQ/Large Cap Value Index	13,855
EQ/Large Cap Value PLUS	156,947
EQ/Lord Abbett Growth and Income	21,981
EQ/Lord Abbett Large Cap Core	12,260
EQ/Mid Cap Index	9,353
EQ/Mid Cap Value PLUS	26,436
EQ/Montag & Caldwell Growth	101,901
EQ/Morgan Stanley Mid Cap Growth	147,283
EQ/Templeton Global Equity	2,871
EQ/UBS Growth and Income	26,071
EQ/Van Kampen Comstock	20,250
EQ/Wells Fargo Advantage Omega Growth	337,951

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NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2010

Securities Lending:

For all Portfolios (excluding Allocation Portfolios), the Board of Trustees have approved the lending of portfolio securities, through JPMorgan Chase Bank N.A. (“JPMorgan Chase”), acting as lending agent. By lending investment securities, a Portfolio attempts to increase its net investment income through the return on the investment of cash collateral received on the loan. Any gain or loss in the market price of the securities loaned that might occur and any interest earned (or dividends declared during the term of the loan) would be for the account of the Portfolio. Risks of delay in recovery of the securities or even loss of rights in the collateral may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the securities loaned increases above the value of the collateral received. Any such loan of a Portfolio’s securities will generally be continuously secured by collateral in cash or high grade debt securities at least equal at all times to the market value of the security loaned. JPMorgan Chase will indemnify each Portfolio from any loss resulting from a borrower’s failure to return a loaned security when due. JPMorgan Chase invests the cash collateral on behalf of the Portfolios and retains a portion of the investment return. Cash collateral is invested on behalf of a Portfolio in a manner similar to the Portfolio’s investment of its cash reserves and the Portfolio bears all of the gains and losses on such investment. The net asset value of a Portfolio will be affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of instruments in which cash collateral is invested. The net amount earned by lending investment securities is included in the Statements of Operations as securities lending income. None of the Portfolios had any loans outstanding at December 31, 2010.

Short Sales Against the Box:

Certain Portfolios enter into a “short sale” of securities in circumstances in which, at the time the short position is open, the Portfolio owns at least an equal amount of the securities sold short or owns preferred stocks or debt securities, convertible or exchangeable without payment of further consideration, into at least an equal number of securities sold short. This kind of short sale, which is referred to as one “against the box,” may be entered into by the Portfolio to, for example, lock in a sale price for a security the Portfolio does not wish to sell immediately. The Portfolio will designate the segregation, either on its records or with the Trust’s custodian, of the securities sold short or convertible or exchangeable preferred stocks or debt securities sold in connection with short sales against the box. Except for EQ/Mutual Large Cap Equity Portfolio, not more than 10% of a Portfolio’s net assets (taken at current value) may be held as collateral for short sales against the box at any one time. Liabilities for securities sold short are reported at market value in the financial statements. Such liabilities are subject to off-balance sheet risk to the extent of any future increases in market value of the securities sold short. The ultimate liability for securities sold short could exceed the liabilities recorded in the Portfolio’s financial statements. The Portfolio bears the risk of potential inability of the brokers to meet their obligation to perform.

Accounting for Derivative Instruments:

Following is a description of how and why the Portfolios use derivative instruments, the type of derivatives utilized by the Portfolios during the reporting period, as well as the primary underlying risk exposures related to each instrument type. Derivatives accounted for as hedging instruments must be disclosed separately from those that do not qualify for hedge accounting. Even though the Portfolios may use derivatives in an attempt to achieve an economic hedge, the Portfolio’s derivatives are not accounted for as hedging instruments because the Portfolios account for their derivatives at fair value and record any changes in fair value in current period earnings. All open derivative positions at year end are reflected on each respective Portfolio’s Portfolio of Investments. The volume of derivative activity, based on month-end notional amounts during the period is also noted in each respective Portfolio’s Portfolio of Investments.

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NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2010

Options Written:

Certain Portfolios write (sell) covered options as a hedge to provide protection against adverse movements in the price of securities in the Portfolio or to enhance investment performance. Certain Portfolios purchase and sell exchange traded options on foreign currencies. When a Portfolio writes an option, an amount equal to the premium received by the Portfolio is recorded as a liability and is subsequently adjusted on a daily basis to the current market price of the option written. Premiums received from writing options that expire unexercised are recognized as gains on the expiration date. Premiums received from writing options that are exercised or are cancelled in closing purchase transactions are offset against the cost of any securities purchased or added to the proceeds or netted against the amount paid on the transaction to determine the realized gain or loss. In writing options, a Portfolio must assume that the option may be exercised at any time prior to the expiration of its obligation as a writer, and that in such circumstances the net proceeds of the sale or cost of purchase of the underlying securities and currencies pursuant to the call or put option may be substantially below or above the prevailing market price. A Portfolio also has the additional risk of not being able to enter into a closing purchase transaction if a liquid secondary market does not exist and bears the risk of unfavorable changes in the price of the financial instruments underlying the options.

Futures Contracts, Options on Futures Contracts Forward Commitments and Foreign Currency Exchange Contracts:

The futures contracts used by the Portfolios are agreements to buy or sell a financial instrument for a set price in the future. Options on futures contracts used by the Portfolios are rights to buy, or sell a futures contract for a set price in the future. Certain Portfolios buy or sell futures contracts for the purpose of protecting their portfolio securities against future changes in interest rates and indices which might adversely affect the value of the Portfolios’ securities or the price of securities that they intend to purchase at a later date. Initial margin deposits are made upon entering into futures contracts and can be in cash, certain money market instruments, treasury securities or other liquid, high grade debt securities. During the period the futures contracts are open, changes in the market price of the contracts are recognized as unrealized gains or losses by “marking-to-market” at the end of each trading day. Variation margin payments on futures contracts are received or made, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Portfolio’s basis in the contract. Should interest rates or indices move unexpectedly, the Portfolio may not achieve the anticipated benefits of the futures contracts and may incur a loss. The use of futures contracts transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. Use of long futures contracts subjects the Portfolios to risk of loss in excess of the amounts shown on the Statement of Assets and Liabilities, up to the notional value of the futures contracts. Use of short futures contracts subjects the Portfolios to unlimited risk of loss. The Portfolios enter into futures contracts only on exchanges or boards of trade.

Each of the AXA Tactical Manager Portfolio 500-I, AXA Tactical Manager Portfolio 400-I, AXA Tactical Manager Portfolio 2000-I, AXA Tactical Manager International Portfolio-I, ATM Core Bond Portfolio, ATM International Portfolio, ATM Large Cap Portfolio, ATM Mid Cap Portfolio, ATM Small Cap Portfolio, EQ/AllianceBernstein Small Cap Growth Portfolio, EQ/AXA Franklin Small Cap Value Core Portfolio, EQ/Common Stock Index Portfolio, EQ/Equity 500 Index Portfolio, EQ/Equity Growth PLUS Portfolio, EQ/Franklin Core Balanced Portfolio, EQ/Global Multi-Sector Equity Portfolio, EQ/International Core PLUS Portfolio, EQ/Large Cap Core PLUS Portfolio, EQ/Large Cap Growth Index Portfolio, EQ/Large Cap Growth PLUS Portfolio, EQ/Large Cap Value Index Portfolio, EQ/Large Cap Value PLUS Portfolio, EQ/Mid Cap Index Portfolio, EQ/Mid Cap Value PLUS Portfolio, EQ/Mutual Large Cap Equity Portfolio, EQ/PIMCO Ultra Short Bond Portfolio, EQ/Small Company Index Portfolio, EQ/Templeton Global Equity Portfolio used futures contracts during the year ended December 31, 2010. Each Portfolio used futures to allow each Portfolio to increase, decrease or change the level of equity exposure during periods when market

EQ ADVISORS TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2010

volatility increased above specific thresholds set for each Portfolio. Information on the impact of these positions on the Portfolios’ financial statements can be found in the Statement of Operations and Portfolio of Investments for each Portfolio.

At December 31, 2010, the following Portfolios had entered into exchange-traded long futures contracts as set forth below in the following table. The aggregate market value of assets pledged to cover margin requirements for open positions was approximately $147,881,283. Further information on the impact of these positions on the Portfolios’ financial statements can be found in the Statement of Operations and Portfolio of Investments for each Portfolio.

Futures Collateral
Year Ended December 31, 2010
Portfolios:	Market Value of Collateral
ATM Large Cap	$30,645,323
ATM Small Cap	384,754
EQ/AllianceBernstein Small Cap Growth	1,000,651
EQ/Common Stock Index	22,374,720
EQ/Equity 500 Index	12,942,240
EQ/Large Cap Growth Index	16,863,680
EQ/Large Cap Value Index	193,987
EQ/Large Cap Value PLUS	58,683,961
EQ/Mid Cap Index	2,054,862
EQ/PIMCO Ultra Short Bond	774,612
EQ/Small Company Index	1,962,493

Certain Portfolios make contracts to purchase or sell securities for a fixed price at a future date beyond customary settlement time (“forward commitments”) if they designate the segregation, either on their records or with the Trust’s custodian, of cash or other liquid securities in an amount sufficient to meet the purchase price, or if they enter into offsetting contracts for the forward sale of other securities they own. These commitments are reported at market value in the financial statements. Forward commitments may be considered securities in themselves and involve a risk of loss if the value of the security to be purchased declines or if the value of the security to be sold increases prior to the settlement date, which is risk in addition to the risk of decline in value of the Portfolio’s other assets. Where such purchases or sales are made through dealers, a Portfolio relies on the dealer to consummate the sale. The dealer’s failure to do so may result in the loss to a Portfolio of an advantageous yield or price. Market risk exists on these commitments to the same extent as if the securities were owned on a settled basis and gains and losses are recorded and reported in the same manner. However, during the commitment period, these investments earn no interest or dividends. The use of forward commitments may result in market risk to the Portfolios that is greater than if the Portfolios had engaged solely in transactions that settle in the customary time. The Portfolios may be exposed to foreign currency risks associated with portfolio investments. During the reporting period, the Portfolios entered into certain forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date to hedge or otherwise manage these exposures. The Portfolios also buy forward foreign currency exchange contracts to gain exposure to currencies. Unrealized gains or losses on forward foreign currency exchange contracts are recorded by the Portfolios on a daily basis and realized gains or losses are recorded on the settlement date of a contract.

Certain Portfolios purchase foreign currency on a spot (or cash) basis. In addition, certain Portfolios enter into contracts to purchase or sell foreign currencies at a future date (“forward contracts”). A forward foreign currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Daily fluctuations in the value of such contracts are recognized as unrealized appreciation or depreciation by “marking to market.” The gain or loss arising from the difference between the original contracts and the closing of such contracts is

EQ ADVISORS TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2010

included in realized gains or losses from foreign currency transactions in the Statement of Operations. The Advisers may engage in these forward contracts to protect against uncertainty in the level of future exchange rates in connection with the purchase and sale of Portfolio securities (“transaction hedging”) and to protect the value of specific portfolio positions (“position hedging”). The Portfolios are subject to off-balance sheet risk to the extent of the value of the contracts for purchase of foreign currency and in an unlimited amount for sales of foreign currency.

Market and Credit Risk:

Written options, futures contracts, forward commitments and forward foreign currency exchange contracts involve elements of both market and credit risk in excess of the amounts reflected in the Statements of Assets and Liabilities. The risk involved in writing an option on a security is that, if the option is exercised, the underlying security is then purchased or sold by the Portfolio at the contract price, which could be disadvantageous relative to the market price. The Portfolio bears the market risk, which arises from any changes in security values. The credit risk for futures contracts and exchange traded options is limited to failure of the exchange or board of trade which acts as the counterparty to the Portfolio’s futures transactions. Forward commitments, forward foreign currency exchange contracts and over-the-counter options are executed directly with the counterparty and not through an exchange and can be terminated only by agreement of both parties to such contracts. With respect to such transactions there is no daily margin settlement and the Portfolio is exposed to the risk of default by the counterparty.

On September 15, 2008, Lehman Brothers Holdings Inc. filed for protection under Chapter 11 of the United States Bankruptcy Code. On September 19, 2008, a proceeding under the Securities Investor Protection Act (“SIPA”) was commenced with respect to Lehman Brothers Inc. (“SLH”), a broker-dealer. A trustee appointed under SIPA is administering the bankruptcy estate of SLH. Lehman Brothers International (Europe) (“LBI”), was placed in administration under the UK Insolvency Act on September 15, 2008. Lehman Brothers Special Financing Inc. (“LBSF”) filed for protection under Chapter 11 of the United States Bankruptcy Code on October 3, 2008. In connection with these filings, the Lehman Brothers group of companies (collectively “Lehman Brothers”) will be reorganized and/or liquidated in an orderly fashion, subject to court approval. Each Lehman Brothers entity is a separate legal entity that is subject to its own bankruptcy proceeding.

The EQ/Core Bond Index Portfolio had select to be announced (TBA) transactions outstanding with Lehman Brothers as counterparty at the time the entity filed for protection. The remaining balances due from, or to Lehman Brothers are included on the Statement of Assets and Liabilities.

The EQ/PIMCO Ultra Short Portfolio had select forward currency transactions outstanding with LBSF as counterparty at the time the entity filed for protection. The remaining balances due from, or to Lehman Brothers are included on the Statement of Assets and Liabilities of the Portfolio.

Note 2	Management of the Trust

The Trust has entered into three separate investment management agreements (the “Management Agreements”) with AXA Equitable. With the exception of the All Asset Allocation Portfolio, EQ/Franklin Templeton Allocation Portfolio, EQ/International ETF Portfolio, and the AXA Strategy Portfolios, the Management Agreements state that the Manager will (i) have overall supervisory responsibility for the general management and investment of each Portfolio’s assets; (ii) select and contract with the Advisers to manage the investment operations and composition of each and every Portfolio; (iii) monitor the Advisers’ investment programs and results; (iv) oversee compliance by the Trust with various federal and state statutes; and (v) carry out the directives of the Board of Trustees. With respect to the Management Agreements for the All Asset Allocation Portfolio, EQ/Franklin Templeton Allocation Portfolio, EQ/International ETF Portfolio, and the AXA Strategy Portfolios, the Management Agreements provide that the Manager will: (i) provide

EQ ADVISORS TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2010

investment management and advisory services; (ii) render investment advice concerning the Underlying Portfolios and Underlying ETFs, as applicable, in which to invest and the appropriate allocations for each Portfolio; (iii) monitor the investment programs and results; (iv) apprise the Trust of developments materially affecting the Portfolios; (v) oversee compliance by the Portfolio with various federal and state statutes; and (vi) carry out the directives of the Board of Trustees. For the year ended December 31, 2010, for its services under the Management Agreements, the Manager was entitled to receive an annual fee as a percentage of average daily net assets, for each of the following Portfolios, calculated daily and payable monthly as follows:

Portfolios:	Management Fee
All Asset Allocation	0.100% of average daily net assets
AXA Conservative Strategy	0.100% of average daily net assets
AXA Conservative Growth Strategy	0.100% of average daily net assets
AXA Balanced Strategy	0.100% of average daily net assets
AXA Moderate Growth Strategy	0.100% of average daily net assets
AXA Growth Strategy	0.100% of average daily net assets
EQ/Franklin Templeton Allocation	0.050% of average daily net assets
EQ/International ETF	0.400% of average daily net assets
EQ/AllianceBernstein International	0.400% of average daily net assets
EQ/Common Stock Index	0.350% of average daily net assets
EQ/Core Bond Index	0.350% of average daily net assets
EQ/Equity 500 Index	0.250% of average daily net assets
EQ/Intermediate Government Bond Index	0.350% of average daily net assets
EQ/Large Cap Growth Index	0.350% of average daily net assets
EQ/Large Cap Value Index	0.350% of average daily net assets
EQ/Mid Cap Index	0.350% of average daily net assets
EQ/Small Company Index	0.250% of average daily net assets

	(as a percentage of average daily net assets)
Portfolios:	First $400 Million	Next $400 Million	Thereafter
EQ/GAMCO Small Company Value	0.800%	0.750%	0.700%
EQ/T. Rowe Price Growth Stock	0.800%	0.750%	0.700%

	(as a percentage of average daily net assets)
Portfolios:	First $750 Million	Next $750 Million	Next $1 Billion	Next $2.5 Billion	Thereafter
EQ/Money Market	0.350%	0.325%	0.280%	0.270%	0.250%
EQ/PIMCO Ultra Short Bond	0.500%	0.475%	0.450%	0.430%	0.420%

	(as a percentage of average daily net assets)
Portfolios:	First $1 Billion	Next $1 Billion	Next $3 Billion	Next $5 Billion	Thereafter
EQ/AllianceBernstein Dynamic Wealth Strategies	0.750%	0.700%	0.675%	0.650%	0.625%
EQ/AllianceBernstein Small Cap Growth	0.750%	0.700%	0.675%	0.650%	0.625%
EQ/AXA Franklin Small Cap Value Core	0.700%	0.650%	0.625%	0.600%	0.575%
EQ/BlackRock Basic Value Equity	0.600%	0.550%	0.525%	0.500%	0.475%
EQ/BlackRock International Value	0.850%	0.800%	0.775%	0.750%	0.725%
EQ/Boston Advisors Equity Income	0.750%	0.700%	0.675%	0.650%	0.625%
EQ/Calvert Socially Responsible	0.650%	0.600%	0.575%	0.550%	0.525%
EQ/Capital Guardian Growth	0.650%	0.600%	0.575%	0.550%	0.525%
EQ/Capital Guardian Research	0.650%	0.600%	0.575%	0.550%	0.525%

EQ ADVISORS TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2010

	(as a percentage of average daily net assets)
Portfolios:	First $1 Billion	Next $1 Billion	Next $3 Billion	Next $5 Billion	Thereafter
EQ/Davis New York Venture	0.850%	0.800%	0.775%	0.750%	0.725%
EQ/Franklin Core Balanced	0.650%	0.600%	0.575%	0.550%	0.525%
EQ/GAMCO Mergers and Acquisitions	0.900%	0.850%	0.825%	0.800%	0.775%
EQ/Global Multi-Sector Equity	0.750%	0.700%	0.675%	0.650%	0.625%
EQ/International Growth	0.850%	0.800%	0.775%	0.750%	0.725%
EQ/JPMorgan Value Opportunities	0.600%	0.550%	0.525%	0.500%	0.475%
EQ/Lord Abbett Growth and Income	0.650%	0.600%	0.575%	0.550%	0.525%
EQ/Lord Abbett Large Cap Core	0.650%	0.600%	0.575%	0.550%	0.525%
EQ/Montag & Caldwell Growth	0.750%	0.700%	0.675%	0.650%	0.625%
EQ/Morgan Stanley Mid Cap Growth	0.700%	0.650%	0.625%	0.600%	0.575%
EQ/Mutual Large Cap Equity	0.700%	0.650%	0.625%	0.600%	0.575%
EQ/Oppenheimer Global	0.950%	0.900%	0.875%	0.850%	0.825%
EQ/Templeton Global Equity	0.700%	0.650%	0.625%	0.600%	0.575%
EQ/UBS Growth and Income	0.750%	0.700%	0.675%	0.650%	0.625%
EQ/Van Kampen Comstock	0.650%	0.600%	0.575%	0.550%	0.525%
EQ/Wells Fargo Advantage Omega Growth	0.650%	0.600%	0.575%	0.550%	0.525%

	(as a percentage of average daily net assets)
Portfolios:	First $2 Billion	Next $1 Billion	Next $3 Billion	Next $5 Billion	Thereafter
EQ/Equity Growth PLUS	0.500%	0.450%	0.425%	0.400%	0.375%
EQ/International Core PLUS	0.600%	0.550%	0.525%	0.500%	0.475%
EQ/Large Cap Core PLUS	0.500%	0.450%	0.425%	0.400%	0.375%
EQ/Large Cap Growth PLUS	0.500%	0.450%	0.425%	0.400%	0.375%
EQ/Large Cap Value PLUS	0.500%	0.450%	0.425%	0.400%	0.375%
EQ/Mid Cap Value PLUS	0.550%	0.500%	0.475%	0.450%	0.425%

	(as a percentage of average daily net assets)
Portfolios:	First $4 Billion	Next $4 Billion	Thereafter
AXA Tactical Manager 500 - I	0.450%	0.430%	0.410%
AXA Tactical Manager 500 - III	0.450%	0.430%	0.410%
AXA Tactical Manager 400 - I	0.450%	0.430%	0.410%
AXA Tactical Manager 400 - III	0.450%	0.430%	0.410%
AXA Tactical Manager 2000 - I	0.450%	0.430%	0.410%
AXA Tactical Manager 2000 - III	0.450%	0.430%	0.410%
AXA Tactical Manager International - I	0.450%	0.430%	0.410%
AXA Tactical Manager International - III	0.450%	0.430%	0.410%
ATM Core Bond	0.450%	0.430%	0.410%
ATM Government Bond	0.450%	0.430%	0.410%
ATM International	0.450%	0.430%	0.410%
ATM Large Cap	0.450%	0.430%	0.410%
ATM Mid Cap	0.450%	0.430%	0.410%
ATM Small Cap	0.450%	0.430%	0.410%
EQ/Global Bond PLUS	0.550%	0.530%	0.510%
EQ/Quality Bond PLUS	0.400%	0.380%	0.360%

EQ ADVISORS TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2010

Prior to August 1, 2010, the Management Fees for the following Portfolios were as follows:

Portfolios:	Management Fee
AXA Tactical Manager 500 - I	0.450% of average daily net assets
AXA Tactical Manager 500 - III	0.450% of average daily net assets
AXA Tactical Manager 400 - I	0.450% of average daily net assets
AXA Tactical Manager 400 - III	0.450% of average daily net assets
AXA Tactical Manager 2000 - I	0.450% of average daily net assets
AXA Tactical Manager 2000 - III	0.450% of average daily net assets
AXA Tactical Manager International - I	0.450% of average daily net assets
AXA Tactical Manager International - III	0.450% of average daily net assets
ATM International	0.450% of average daily net assets
ATM Large Cap	0.450% of average daily net assets
ATM Mid Cap	0.450% of average daily net assets
ATM Small Cap	0.450% of average daily net assets

Prior to December 15, 2010, the Management Fees for the following Portfolio was as follows:

	(as a percentage of average daily net assets)
Portfolio:	First $1 Billion	Next $1 Billion	Next $3 Billion	Next $5 Billion	Thereafter
EQ/AllianceBernstein International	0.750%	0.700%	0.675%	0.650%	0.625%

On behalf of the Trust, with the exception of the All Asset Allocation Portfolio, EQ/Franklin Templeton Allocation Portfolio, EQ/International ETF Portfolio, and the AXA Strategy Portfolios, the Manager has entered into an investment advisory agreement (“Advisory Agreements”) with each of the Advisers for the Trust’s Portfolios. Each of the Advisory Agreements obligates the Advisers for the respective Portfolios to: (i) continuously furnish investment programs for the Portfolios; (ii) place all orders for the purchase and sale of investments for the Portfolios with brokers or dealers selected by the Manager or the respective Advisers; and (iii) perform certain limited related administrative functions in connection therewith. The Manager pays the expenses of providing investment advisory services to the Portfolios, including the fees of the Advisers of each Portfolio.

Note 3	Administrative Fees

AXA Equitable serves as Administrator to the Trust. As Administrator, AXA Equitable provides the Trust with necessary administrative, fund accounting, and compliance services. AXA Equitable may carry out its responsibilities either directly or through sub-contracting with third party providers. For these services, the Trust pays AXA Equitable an annual fee payable monthly as follows:

For each Multiadviser Portfolio:

Fixed Charge

$32,500 for each AXA Strategy Portfolio, each Multiadviser Portfolio and for each portion of the Multiadviser Portfolio for which separate administrative services are provided (i.e., each adviser in the multi-advised structure).

Total Trust Average Daily Net Asset Charge

0.15% on the first $20.0 billion

0.125% on the next $5.0 billion

0.10% in excess of $25.0 billion

Prior to August 1, 2010, each AXA Strategy Portfolio and each Multiadviser Portfolio paid an annual rate of $32,500 for each AXA Strategy Portfolio, each Multiadviser Portfolio and for each portion of the Multiadviser Portfolio for which separate administrative services are provided, (i.e., each adviser in the multi-advised structure) plus 0.15% of the AXA Strategy Portfolio’s and Multiadviser Portfolio’s average daily net assets.

EQ ADVISORS TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2010

The All Asset Allocation Portfolio and EQ/Franklin Templeton Allocation Portfolio each pay an annual rate of 0.15% of average daily net assets plus a fixed charge of $32,500. Prior to August 1, 2010, the fixed charge was $35,000.

For all other Portfolios:

Fixed Charge

$30,000 for each Portfolio.

Total Trust Average Daily Net Asset Charge*

0.12% on the first $3.0 billion

0.11% on the next $3.0 billion

0.105% on the next $4.0 billion

0.10% on the next $20.0 billion

0.0975% in excess of $30.0 billion

*	With the exception of the All Asset Allocation Portfolio, EQ/Franklin Templeton Allocation Portfolio, AXA Strategy Portfolios and the Multiadviser Portfolios.

Pursuant to a sub-administration arrangement with AXA Equitable, JPMorgan Investor Services Co. (“Sub-administrator”) provides the Trust with administrative services, including monitoring of portfolio compliance and portfolio accounting services.

Note 4	Custody Fees

The Trust has entered into a Custody Agreement with JPMorgan Chase. The Custody Agreement provides for an annual fee based on the amount of assets under custody plus transaction charges. JPMorgan Chase serves as custodian of the Trust’s portfolio securities and other assets. Under the terms of the Custody Agreement between the Trust and JPMorgan Chase, JPMorgan Chase maintains and deposits in separate accounts, cash, securities and other assets of the Portfolios. JPMorgan Chase is also required, upon the order of the Trust, to deliver securities held by JPMorgan Chase, and to make payments for securities purchased by the Trust. JPMorgan Chase has also entered into sub-custodian agreements with a number of foreign banks and clearing agencies, pursuant to which portfolio securities purchased outside the United States are maintained in the custody of these entities.

At December 31, 2010, certain Portfolios maintained significant cash balances or significant foreign currency balances with JPMorgan Chase or its affiliates. The Portfolios are subject to credit risk arising should JPMorgan Chase or its affiliates be unable to fulfill their obligations.

Note 5	Distribution Plans

The Trust has entered into distribution agreements with AXA Advisors, LLC (“AXA Advisors”) and AXA Distributors, LLC (“AXA Distributors”), both indirect wholly-owned subsidiaries of AXA Equitable (collectively, the “Distributors”), pursuant to which the Distributors serve as the principal underwriters of the Class IA and Class IB shares of the Trust. The Trust has adopted in the manner prescribed under Rule 12b-1 under the 1940 Act a plan of distribution pertaining to Class IB shares of the Trust (“Distribution Plan”). The Distribution Plan provides that each Distributor will be entitled to receive a maximum distribution fee at the annual rate of 0.25% of the average daily net assets attributable to the Trust’s Class IB shares for which it provides service. Prior to August 1, 2010, the Distribution Plan provided that each Distributor was entitled to receive a maximum distribution fee at the annual rate of 0.50% of the average daily net assets attributable to the Trust’s Class IB shares for which it provided service. The distribution agreements, however, limited payments for services provided under the Distribution Plan to an annual rate of 0.25% of the average daily net assets attributable to the Trust’s Class IB shares.

EQ ADVISORS TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2010

Note 6	Expense Limitation

The Manager has contractually agreed to limit the expenses of certain Portfolios (exclusive of taxes, interest, brokerage commissions, capitalized expenses, fees and expenses of other investment companies in which a Portfolio invests and extraordinary expenses) through April 30, 2011 (unless the Board of Trustees consents to an earlier revision or termination of this arrangement) (“Expense Limitation Agreement”), pursuant to which the Manager has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of such Portfolios’ Class IA Shares (Class IB shares would be 0.25% higher due to the annual fee under the Trust’s Class IB Distribution Plan) are limited to:

0.10% of average daily net assets of the

All Asset Allocation Portfolio

0.15% of average daily net assets of the

EQ/Franklin Templeton Allocation Portfolio

0.55% of average daily net assets of the

EQ/International ETF Portfolio

0.65% of average daily net assets of the

ATM Core Bond Portfolio

ATM Government Bond Portfolio

0.70% of average daily net assets of the

ATM International Portfolio

ATM Large Cap Portfolio

ATM Mid Cap Portfolio

ATM Small Cap Portfolio

AXA Tactical Manager 400 Portfolio - I

AXA Tactical Manager 400 Portfolio - III

AXA Tactical Manager 500 Portfolio - I

AXA Tactical Manager 500 Portfolio - III

AXA Tactical Manager 2000 Portfolio - I

AXA Tactical Manager 2000 Portfolio - III

AXA Tactical Manager International Portfolio - I

AXA Tactical Manager International Portfolio - III

EQ/Capital Guardian Growth Portfolio

EQ/PIMCO Ultra Short Bond Portfolio

0.72% of average daily net assets of the

EQ/Capital Guardian Research Portfolio

0.75% of average daily net assets of the

EQ/Equity Growth PLUS Portfolio

EQ/JPMorgan Value Opportunities Portfolio

EQ/Large Cap Core PLUS Portfolio

EQ/Large Cap Growth PLUS Portfolio

EQ/Large Cap Value PLUS Portfolio

EQ/Lord Abbett Growth and Income Portfolio

EQ/Lord Abbett Large Cap Core Portfolio

EQ/Van Kampen Comstock Portfolio

0.80% of average daily net assets of the

EQ/Boston Advisors Equity Income Portfolio

EQ/Mid Cap Value PLUS Portfolio

EQ/UBS Growth and Income Portfolio

0.85% of average daily net assets of the

EQ/International Core PLUS Portfolio

EQ/Morgan Stanley Mid Cap Growth Portfolio

EQ ADVISORS TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2010

0.90% of average daily net assets of the

EQ/Calvert Socially Responsible Portfolio

EQ/Wells Fargo Advantage Omega Growth Portfolio

0.95% of average daily net assets of the

EQ/AllianceBernstein Dynamic Wealth Strategies Portfolio

EQ/Montag & Caldwell Growth Portfolio

EQ/T. Rowe Price Growth Stock Portfolio

1.05% of average daily net assets of the

EQ/AXA Franklin Small Cap Value Core Portfolio

EQ/BlackRock International Value Portfolio

EQ/Franklin Core Balanced Portfolio

EQ/Mutual Large Cap Equity Portfolio

1.10% of average daily net assets of the

EQ/Oppenheimer Global Portfolio

EQ/Templeton Global Equity Portfolio

The expenses as a percentage of daily average net assets (excluding the 0.25% annual fee under the Trust’s Class IB Distribution Plan) for each of the following Portfolios (that includes the Underlying Portfolios fees and expenses) are limited to:

Portfolios:
AXA Conservative Strategy Portfolio	0.70%
AXA Conservative Growth Strategy Portfolio	0.75%
AXA Balanced Strategy Portfolio	0.80%
AXA Moderate Growth Strategy Portfolio	0.85%
AXA Growth Strategy Portfolio	0.85%
EQ/Quality Bond PLUS Portfolio*	0.60%

*	Effective October 26, 2010. Prior to October 26, 2010, there was no expense limitation.

Effective December 15, 2010, the expense limitation for EQ/AllianceBernstein International Portfolio was eliminated. Prior to December 15, 2010, the expense limitation was limited to 0.90% of average daily net assets.

The Manager first waives its management fees, then waives its administration fees, and then reimburses the Portfolio’s expenses out of its own resources. Each Portfolio may at a later date reimburse to the Manager the management fees waived or other expenses assumed and paid for by the Manager pursuant to the Expense Limitation Agreement within the prior three fiscal years, provided such Portfolio has reached a sufficient asset size to permit such reimbursement to be made without causing the total annual expense ratio of each Portfolio to exceed the percentage limits mentioned above for the respective period. Consequently, no reimbursement by a Portfolio will be made unless: (i) the Portfolio’s total annual expense ratio is less than the respective percentages stated above for the respective period; and (ii) the payment of such reimbursement has been approved by the Trust’s Board of Trustees. Any reimbursement, called recoupment fees on the Statement of Operations, will be based on the earliest fees waived or assumed by the Manager. During the year ended December 31, 2010, the Manager received a total of $5,137,854 in reimbursement for all of the Portfolios within the Trust. At December 31, 2010, under the Expense Limitation Agreement, the amount that would be recoverable from each Portfolio is as follows:

	Amount Eligible through			Total Eligible for Reimbursement
Portfolios:	2011	2012	2013
All Asset Allocation	$805,935	$764,929	$690,894	$2,261,758
AXA Conservative Strategy	—	102,478	196,774	299,252
AXA Conservative Growth Strategy	—	105,685	245,317	351,002

EQ ADVISORS TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2010

	Amount Eligible through			Total Eligible for Reimbursement
Portfolios:	2011	2012	2013
AXA Balanced Strategy	$—	$109,332	$268,386	$377,718
AXA Moderate Growth Strategy	—	112,827	270,490	383,317
AXA Growth Strategy	—	124,080	289,958	414,038
EQ/Franklin Templeton Allocation	2,549,322	1,559,251	986,866	5,095,439
EQ/International ETF	132,765	996,480	36,642	1,165,887
AXA Tactical Manager 400-I	—	93,385	86,146	179,531
AXA Tactical Manager 2000-I	—	93,633	82,872	176,505
AXA Tactical Manager International-I	—	138,926	92,922	231,848
EQ/Boston Advisors Equity Income	485,866	650,669	555,128	1,691,663
EQ/Calvert Socially Responsible	67,450	12,819	—	80,269
EQ/Capital Guardian Growth	402,947	340,788	292,791	1,036,526
EQ/Capital Guardian Research	1,020,301	741,349	558,047	2,319,697
EQ/Equity Growth PLUS	3,059,223	714,365	—	3,773,588
EQ/International Core PLUS	—	34,595	—	34,595
EQ/JPMorgan Value Opportunities	224,884	44,857	—	269,741
EQ/Large Cap Core PLUS	326,213	—	—	326,213
EQ/Lord Abbett Growth and Income	192,645	113,211	87,527	393,383
EQ/Lord Abbett Large Cap Core	124,755	130,954	103,152	358,861
EQ/Morgan Stanley Mid Cap Growth	248,140	68,602	—	316,742
EQ/Oppenheimer Global	378,206	66,816	11,495	456,517
EQ/Quality Bond Plus	—	—	680,788	680,788
EQ/T. Rowe Price Growth Stock	214,597	70,834	—	285,431
EQ/UBS Growth and Income	233,523	174,725	146,507	554,755
EQ/Van Kampen Comstock	184,465	138,304	132,577	455,346

During the year ended December 31, 2010, the Manager voluntarily waived $5,531,745 and $467,781, respectively, of Investment Management fees for the EQ/Money Market Portfolio and the EQ/Quality Bond PLUS Portfolio. These amounts are not eligible for recoupment.

During the year ended December 31, 2010, the Distributor voluntarily waived $1,772,888 of Distribution fees for the EQ/Money Market Portfolio Class IB shares. This amount is not eligible for recoupment.

During the year ended December 31, 2010, BlackRock reimbursed certain Portfolios $2,826,092 of Investment Management fees from the BlackRock TempFund, which is an underlying investment in these Portfolios. This reimbursement is not eligible for recoupment.

Portfolios:	Reimbursement Amount
AXA Tactical Manager 500-I	$116,662
AXA Tactical Manager 400-I	9,903
AXA Tactical Manager 2000-I	39,714
AXA Tactical Manager International-I	11,467
ATM International	34,087
ATM Large Cap	1,390,442
ATM Mid Cap	301,937
ATM Small Cap	303,932
EQ/AXA Franklin Small Cap Value Core	29,759
EQ/Equity Growth PLUS	118,856
EQ/Franklin Core Balanced	36,097
EQ/Global Multi-Sector Equity	101,032
EQ/International Core PLUS	5,396
EQ/Large Cap Core PLUS	40,915

EQ ADVISORS TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2010

Portfolios:	Reimbursement Amount
EQ/Large Cap Growth PLUS	$123,212
EQ/Mid Cap Value PLUS	82,889
EQ/Mutual Large Cap Equity	53,396
EQ/Templeton Global Equity	26,396

The All Asset Allocation Portfolio invests in shares of other mutual funds (the “Underlying Portfolios”) managed by AXA Equitable and exchange traded securities of other investment companies (“Underlying ETFs”). Therefore, the All Asset Allocation Portfolio, in addition to its own expenses such as management fees, bears its pro-rata share of the fees and expenses incurred by the Underlying Portfolios and the Underlying ETFs and the investment return of the All Asset Allocation Portfolio is reduced by each Underlying Portfolio’s and each Underlying ETF’s expenses. The range of expenses (as a percentage of average daily net assets) incurred indirectly in connection with the All Asset Allocation Portfolio’s investments in Underlying Portfolios and Underlying ETFs is:

Portfolio:	Range of Expenses
All Asset Allocation	0.55% to 0.80%

Thus, the net expense ratio of the Class IA shares and Class IB shares of the All Asset Allocation Portfolio, including the All Asset Allocation Portfolio’s direct and indirect expenses, would range from:

Portfolio:	Class IA	Class IB
All Asset Allocation	0.65% to 0.90%	0.90% to 1.15%

Absent the Expense Limitation Agreement of the All Asset Allocation Portfolio, the total expense ratio of the Class IA shares and Class IB shares of the All Asset Allocation Portfolio would range from:

Portfolio:	Class IA	Class IB
All Asset Allocation	0.90% to 1.15%	1.15% to 1.40%

The AXA Strategy Portfolios and the EQ/Quality Bond PLUS Portfolio invest in shares of Underlying Portfolios. Therefore, each of the AXA Strategy Portfolios and the EQ/Quality Bond PLUS Portfolio, in addition to its own expenses such as management fees, bears its pro-rata share of the fees and expenses incurred by the Underlying Portfolios and the investment return of each of the AXA Strategy Portfolios and the EQ/Quality Bond PLUS Portfolio are indirectly reduced by each Underlying Portfolio’s expenses. The range of expenses (as a percentage of average daily net assets) incurred indirectly in connection with each of the AXA Strategy Portfolios’ and the EQ/Quality Bond PLUS Portfolio’s investments in Underlying Portfolios is:

Portfolios:	Range of Expenses
AXA Conservative Strategy	0.45% to 0.70%
AXA Conservative Growth Strategy	0.45% to 0.70%
AXA Balanced Strategy	0.50% to 0.75%
AXA Moderate Growth Strategy	0.50% to 0.75%
AXA Growth Strategy	0.50% to 0.75%
EQ/Quality Bond PLUS	0.35% to 0.60%

EQ ADVISORS TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2010

Thus, the net expense ratio of the Class IA and Class IB shares of each of the AXA Strategy Portfolios and the EQ/Quality Bond PLUS Portfolio, including the AXA Strategy Portfolios’ and the EQ/Quality Bond PLUS Portfolio’s direct and indirect expenses, would range from:

Portfolios:	Class IA	Class IB
AXA Conservative Strategy*	N/A	0.95% to 1.20%
AXA Conservative Growth Strategy*	N/A	1.00% to 1.25%
AXA Balanced Strategy*	0.80% to 1.05%	1.05% to 1.30%
AXA Moderate Growth Strategy*	N/A	1.10% to 1.35%
AXA Growth Strategy*	0.85% to 1.10%	1.10% to 1.35%
EQ/Quality Bond PLUS*	0.80% to 1.05%	1.05% to 1.30%

*	Expenses limited to an expense cap which is inclusive of the Underlying Portfolios’ fees and expenses.

Absent the Expense Limitation Agreement of the AXA Strategy Portfolios and the EQ/Quality Bond PLUS Portfolio, the total expense ratio of the Class IA and Class IB shares of the AXA Strategy Portfolios and the EQ/Quality Bond PLUS Portfolio would range from:

Portfolios:	Class IA	Class IB
AXA Conservative Strategy	N/A	1.07% to 1.32%
AXA Conservative Growth Strategy	N/A	1.03% to 1.28%
AXA Balanced Strategy	0.81% to 1.06%	1.06% to 1.31%
AXA Moderate Growth Strategy	N/A	1.03% to 1.28%
AXA Growth Strategy	0.80% to 1.05%	1.05% to 1.30%
EQ/Quality Bond PLUS	0.93% to 1.18%	1.18% to 1.43%

The EQ/Franklin Templeton Allocation Portfolio invests exclusively in shares of Underlying Portfolios managed by AXA Equitable. Therefore, the EQ/Franklin Templeton Allocation Portfolio, in addition to its own expenses such as management fees, bears its pro-rata share of the fees and expenses incurred by the Underlying Portfolios and the investment return of the EQ/Franklin Templeton Allocation Portfolio is reduced by each Underlying Portfolio’s expenses. The range of expenses (as a percentage of average daily net assets) incurred indirectly in connection with the EQ/Franklin Templeton Allocation Portfolio’s investments in Underlying Portfolios is:

Portfolio:	Range of Expenses
EQ/Franklin Templeton Allocation	0.75% to 1.00%

Thus, the net expense ratio of the Class IA shares and Class IB shares of the EQ/Franklin Templeton Allocation Portfolio, including the EQ/Franklin Templeton Allocation Portfolio’s direct and indirect expenses, would range from:

Portfolio:	Class IA	Class IB
EQ/Franklin Templeton Allocation	0.90% to 1.15%	1.15% to 1.40%

Absent the Expense Limitation Agreement of the EQ/Franklin Templeton Allocation Portfolio, the total expense ratio of the Class IA shares and Class IB shares of the EQ/Franklin Templeton Allocation Portfolio would range from:

Portfolios:	Class IA	Class IB
EQ/Franklin Templeton Allocation	0.97% to 1.22%	1.22% to 1.47%

EQ ADVISORS TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2010

Note 7	Percentage of Ownership by Affiliates

At December 31, 2010, AXA Equitable held investments in each of the Portfolios as follows:

Portfolios:	Percentage of Ownership
All Asset Allocation	—	%#
AXA Conservative Strategy	0.06
AXA Conservative Growth Strategy	0.04
AXA Balanced Strategy	0.02
AXA Moderate Growth Strategy	0.01
AXA Growth Strategy	0.02
EQ/Franklin Templeton Allocation	0.01
EQ/International ETF	0.65
AXA Tactical Manager Portfolio 500-I	0.03
AXA Tactical Manager Portfolio 400-I	0.31
AXA Tactical Manager Portfolio 2000-I	0.09
AXA Tactical Manager Portfolio International-I	0.08
ATM Core Bond	—
EQ/AllianceBernstein International	0.01
EQ/AllianceBernstein Small Cap Growth	0.01
EQ/AXA Franklin Small Cap Value Core	0.03
EQ/BlackRock Basic Value Equity	0.01
EQ/BlackRock International Value	0.01
EQ/Boston Advisors Equity Income	0.01
EQ/Calvert Socially Responsible	0.35
EQ/Capital Guardian Growth	0.04
EQ/Capital Guardian Research	0.02
EQ/Common Stock Index	0.12
EQ/Core Bond Index	—	#
EQ/Davis New York Venture	0.03
EQ/Equity 500 Index	0.01
EQ/Equity Growth PLUS	0.01
EQ/Franklin Core Balanced	0.02
EQ/GAMCO Mergers and Acquisitions	0.04
EQ/GAMCO Small Company Value	0.01
EQ/Global Bond PLUS	—	#
EQ/Global Multi-Sector Equity	0.01
EQ/Intermediate Government Bond Index	0.01
EQ/International Growth	0.01
EQ/International Core PLUS	0.01
EQ/JPMorgan Opportunities Value	0.03
EQ/Large Cap Core PLUS	0.02
EQ/Large Cap Growth Index	0.01
EQ/Large Cap Growth PLUS	0.01
EQ/Large Cap Value Index	1.29
EQ/Large Cap Value PLUS	0.01
EQ/Lord Abbett Growth and Income	0.01
EQ/Lord Abbett Large Cap Core	0.07
EQ/Mid Cap Index	0.01
EQ/Mid Cap Value PLUS	0.02
EQ/Money Market	0.05
EQ/Montag & Caldwell Growth	—	#
EQ/Morgan Stanley Mid Cap Growth	—	#

EQ ADVISORS TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2010

Portfolios:	Percentage of Ownership
EQ/Mutual Large Cap Equity	0.03%
EQ/Oppenheimer Global	0.06
EQ/PIMCO Ultra Short Bond	0.01
EQ/Quality Bond PLUS	0.05
EQ/Small Company Index	0.02
EQ/T. Rowe Price Growth Stock	0.01
EQ/Templeton Global Equity	—	#
EQ/UBS Growth and Income	0.02
EQ/Van Kampen Comstock	—	#
EQ/Wells Fargo Advantage Omega Growth	0.02

#	Percentage of ownership is less than 0.005%.

Shares of some of the Portfolios are held by the All Asset Allocation Portfolio, EQ/Franklin Templeton Allocation Portfolio, AXA Strategy Portfolios, and the AXA Allocation Portfolios and Target Allocation Portfolios of the AXA Premier VIP Trust, an entity also advised by AXA Equitable. The following tables represent the percentage of ownership that the All Asset Allocation Portfolio, the EQ/ Franklin Templeton Allocation Portfolio, each AXA Strategy Portfolio, and each AXA Allocation Portfolio and Target Allocation Portfolio has in each respective underlying investment company’s net assets as of December 31, 2010.

Portfolios:	All Asset Allocation	EQ/Franklin Templeton Allocation
EQ/AllianceBernstein Small Cap Growth	0.28%	—%
EQ/AXA Franklin Small Cap Value Core	0.78	—
EQ/BlackRock Basic Value Equity	0.58	—
EQ/BlackRock International Value	0.22	—
EQ/Boston Advisors Equity Income	0.62	—
EQ/Core Bond Index	0.03	—
EQ/Davis New York Venture	2.82	—
EQ/Equity Growth PLUS	0.19	—
EQ/Franklin Core Balanced	—	42.88
EQ/GAMCO Mergers and Acquisitions	4.61	—
EQ/GAMCO Small Company Value	0.74	—
EQ/Global Bond PLUS	1.11	—
EQ/Global Multi-Sector Equity	0.49	—
EQ/Intermediate Government Bond Index	0.16	—
EQ/International Core PLUS	1.21	—
EQ/International Growth	0.51	—
EQ/Large Cap Core PLUS	2.02	—
EQ/Large Cap Growth PLUS	0.95	—
EQ/Large Cap Value PLUS	0.11	—
EQ/Mutual Large Cap Equity	—	63.98
EQ/PIMCO Ultra Short Bond	0.13	—
EQ/Small Company Index	0.06	—
EQ/Templeton Global Equity	—	64.66
Multimanager Core Bond	0.32	—
Multimanager International Equity	0.30	—
Multimanager Large Cap Core Equity	0.65	—
Multimanager Large Cap Value	0.30	—
Multimanager Mid Cap Growth	0.38	—
Multimanager Mid Cap Value	0.38	—
Multimanager Small Cap Growth	0.49	—
Multimanager Small Cap Value	0.11	—

EQ ADVISORS TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2010

Portfolios:	AXA Conservative Strategy	AXA Conservative Growth Strategy	AXA Balanced Strategy	AXA Moderate Growth Strategy	AXA Growth Strategy
AXA Tactical Manager 500-I	1.99%	6.89%	15.90%	45.98%	24.10%
AXA Tactical Manager 400-I	2.38	6.88	13.77	34.77	17.42
AXA Tactical Manager 2000-I	1.81	6.45	15.44	44.70	23.72
AXA Tactical Manager International I	1.77	6.03	14.09	41.37	21.67
ATM Core Bond	4.94	6.47	9.90	19.21	6.68
EQ/Core Bond Index	0.82	1.05	1.60	3.05	0.99
EQ/Intermediate Government Bond Index	0.99	1.24	1.89	3.61	1.17

Portfolios:	AXA Conservative Allocation	AXA Conservative- Plus Allocation	AXA Moderate Allocation	AXA Moderate- Plus Allocation	AXA Aggressive Allocation
EQ/International ETF	1.26%	3.75%	28.15%	40.51%	11.92%
ATM International	1.74	3.94	31.73	46.59	15.99
ATM Large Cap	3.30	4.89	29.16	45.12	17.52
ATM Mid Cap	1.65	5.20	27.86	48.71	16.56
ATM Small Cap	0.52	3.42	27.22	49.18	19.64
EQ/AllianceBernstein International	0.20	0.42	3.41	7.14	3.39
EQ/AllianceBernstein Small Cap Growth	0.22	0.76	8.17	15.42	5.64
EQ/AXA Franklin Small Cap Value Core	—	2.37	22.47	27.34	11.06
EQ/BlackRock Basic Value Equity	1.38	1.38	6.15	9.54	3.69
EQ/BlackRock International Value	0.24	0.65	5.73	9.70	5.54
EQ/Boston Advisors Equity Income	1.22	3.67	17.26	23.97	6.97
EQ/Core Bond Index	10.09	6.68	28.51	23.27	2.47
EQ/GAMCO Small Company Value	0.36	0.80	5.52	5.40	4.24
EQ/Global Bond PLUS	10.30	8.35	35.81	—	—
EQ/Global Multi-Sector Equity	0.41	1.03	8.10	8.78	3.00
EQ/Intermediate Government Bond Index	5.95	4.14	21.77	18.79	1.17
EQ/International Core PLUS	0.53	1.12	9.08	12.48	3.24
EQ/International Growth	0.54	1.46	10.99	20.44	9.59
EQ/Large Cap Core PLUS	2.40	3.78	21.81	29.00	11.17
EQ/Large Cap Growth Index	1.11	2.28	12.90	22.30	9.28
EQ/Large Cap Growth PLUS	1.83	2.74	17.91	25.53	9.51
EQ/Large Cap Value PLUS	0.35	0.85	7.91	11.79	5.60
EQ/Mid Cap Index	—	0.25	0.77	0.76	0.38
EQ/PIMCO Ultra Short Bond	6.74	5.00	21.34	14.27	1.13
EQ/Small Company Index	—	0.43	2.46	1.92	0.60

Portfolios:	Target 2015 Allocation	Target 2025 Allocation	Target 2035 Allocation	Target 2045 Allocation
EQ/International ETF	3.51%	4.84%	3.17%	1.83%
EQ/Core Bond Index	0.25	0.15	0.05	0.01
EQ/Equity 500 Index	0.56	1.00	0.73	0.41
EQ/Global Bond PLUS	0.46	0.35	0.10	—
EQ/Global Multi-Sector Equity	0.50	0.61	0.42	0.21
EQ/PIMCO Ultra Short Bond	0.02	0.01	0.01	—
EQ/Small Company Index	0.33	0.69	0.55	0.29

EQ ADVISORS TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2010

Note 8	Substitution and Reorganization Transactions

After the close of business September 11, 2009, EQ/Mid Cap Value PLUS Portfolio acquired the net assets of the EQ/Ariel Appreciation II Portfolio, the EQ/Lord Abbett Mid Cap Value Portfolio and the EQ/Van Kampen Real Estate Portfolio, (“the Acquired Funds”) pursuant to a Plan of Reorganization and Termination as approved by shareholders on August 26, 2009. For accounting purposes, these transactions are treated as a merger. The purpose of these mergers was to combine funds managed by AXA Equitable with comparable investment objectives. The reorganization was accomplished by a tax-free exchange resulting in EQ/Mid Cap Value PLUS Portfolio issuing 378,410 Class IA shares and 10,397,368 Class IB shares (valued at $2,964,094 and $80,461,090, respectively) in exchange for Class IA shares and Class IB shares of the EQ/Ariel Appreciation II Portfolio, 5,375,328 Class IA shares and 31,340,540 Class IB shares (valued at $42,105,108 and $242,531,961, respectively) in exchange for Class IA shares and Class IB shares of the EQ/Lord Abbett Mid Cap Value Portfolio, and issuing 8,495,464 Class IA shares and 58,862,344 Class IB shares (valued at $66,545,228 and $455,512,235, respectively) in exchange for Class IA shares and Class IB shares of the EQ/Van Kampen Real Estate Portfolio. The securities held by the Acquired Funds, with fair values of $82,940,557, $283,630,876 and $519,119,411, respectively and identified costs of $72,182,776, $240,410,739, and $617,752,557, respectively, at September 11, 2009, were the principal assets acquired by EQ/Mid Cap Value PLUS Portfolio. For financial reporting purposes, assets received and shares issued by EQ/Mid Cap Value PLUS Portfolio were recorded at fair value; however, the cost basis of the investments from the Acquired Funds, were carried forward to align ongoing reporting of EQ/Mid Cap Value PLUS Portfolio’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. The Acquired Funds’ net assets at merger date of $83,425,184, $284,637,069, and $522,057,463, including $10,757,781, $43,220,137 and ($98,633,146) of unrealized appreciation (depreciation), respectively, were combined with those of EQ/Mid Cap Value PLUS Portfolio. Assuming the acquisition had been completed on January 1, 2009, the beginning of the annual reporting period of EQ/Mid Cap Value PLUS Portfolio, pro forma results of operations for the year ended December 31, 2009 would include net investment income of $35,072,883, and net gain of $698,386,269, resulting in an increase in net assets from operations of $733,459,152. Because the combined investment portfolios have been managed as a single integrated portfolio since acquisition date, it is not practicable to separate the amounts of revenue and earnings of the Acquired Funds that have been included in EQ/Mid Cap Value PLUS Portfolio’s statement of operations since the merger date, September 11, 2009. Prior to the combinations, the net assets of the EQ/Mid Cap Value PLUS Portfolio totaled $1,033,242,026. Immediately after the combinations, the net assets of the EQ/Mid Cap Value PLUS Portfolio totaled $1,923,361,742.

After the close of business September 11, 2009, EQ/PIMCO Ultra Short Bond Portfolio acquired the net assets of the EQ/Short Duration Bond Portfolio and the EQ/AXA Rosenberg Long/Short Value Portfolio pursuant to a Plan of Reorganization and Termination as approved by shareholders on August 26, 2009. For accounting purposes, these transactions are treated as a merger. The purpose of these mergers was to combine funds managed by AXA Equitable with comparable investment objectives. The reorganization was accomplished by a tax-free exchange resulting in EQ/PIMCO Ultra Short Bond Portfolio issuing 479,474 Class IA shares and 24,737,567 Class IB shares (valued at $4,772,927 and $246,073,680, respectively) in exchange for Class IA shares and Class IB shares of the EQ/Short Duration Bond Portfolio and a taxable exchange resulting in EQ/PIMCO Ultra Short Bond Portfolio issuing 1,160,261 Class IA shares and 11,964,715 Class IB shares (valued at $11,549,824 and $119,017,430, respectively) in exchange for Class IA shares and Class IB shares of the EQ/AXA Rosenberg Long/Short Value Portfolio. The securities held by EQ/Short Duration Bond Portfolio, with a fair value of $194,530,544 and identified cost of $195,090,222 at September 11, 2009, and the securities held by EQ/AXA Rosenberg Long/Short Value Portfolio, with a fair value of $130,718,174 and identified cost of $130,716,956 at September 11, 2009, were the principal assets acquired by EQ/PIMCO Ultra Short Bond Portfolio. For financial reporting purposes, assets received and shares issued by EQ/PIMCO Ultra Short Bond Portfolio were recorded at fair value; however, the cost basis of the investments from EQ/Short Duration Bond Portfolio was carried forward to

EQ ADVISORS TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2010

align ongoing reporting of EQ/PIMCO Ultra Short Bond Portfolio’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. EQ/Short Duration Bond Portfolio and EQ/AXA Rosenberg Long/Short Value Portfolio net assets at that date of $250,846,607 and $130,567,254, including ($559,678) and $1,218 of unrealized appreciation (depreciation), were combined with those of EQ/PIMCO Ultra Short Bond Portfolio. Assuming the acquisition had been completed on January 1, 2009, the beginning of the annual reporting period of EQ/PIMCO Ultra Short Bond Portfolio, pro forma results of operations for the year ended December 31, 2009 would include net investment income of $39,867,892, and net gain on investments of $212,703,374, resulting in an increase in net assets from operations of $252,571,266. Because the combined investment portfolios have been managed as a single integrated portfolio since acquisition date, it is not practicable to separate the amounts of revenue and earnings of the EQ/Short Duration Bond Portfolio or the EQ/AXA Rosenberg Long/Short Value Portfolio that have been included in EQ/PIMCO Ultra Short Bond Portfolio’s statement of operations since the merger date, September 11, 2009. Prior to the combinations, the net assets of the EQ/PIMCO Ultra Short Bond Portfolio totaled $2,417,612,734. Immediately after the combinations, the net assets of the EQ/PIMCO Ultra Short Bond Portfolio totaled $2,799,026,595.

After the close of business September 18, 2009, EQ/Common Stock Index Portfolio acquired the net assets of the EQ/Common Stock Index II Portfolio pursuant to a Plan of Reorganization and Termination as approved by shareholders on September 10, 2009. For accounting purposes, this transaction is treated as a merger. The purpose of this merger was to combine funds managed by AXA Equitable with comparable investment objectives. The reorganization was accomplished by a tax-free exchange resulting in the EQ/Common Stock Index Portfolio issuing 464,999 Class IA shares and 3,833,522 Class IB shares (valued at $6,344,413 and $51,928,440, respectively) in exchange for Class IA shares and Class IB shares of the EQ/Common Stock Index II Portfolio. The securities held by EQ/Common Stock Index II, with a fair value of $58,362,462 and identified cost of $52,221,841 at September 18, 2009, were the principal assets acquired by EQ/Common Stock Index Portfolio. For financial reporting purposes, assets received and shares issued by EQ/Common Stock Index Portfolio were recorded at fair value; however, the cost basis of the investments from EQ/Common Stock Index II Portfolio was carried forward to align ongoing reporting of EQ/Common Stock Index Portfolio’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. EQ/Common Stock Index II Portfolio’s net assets at the merger date of $58,272,853, including $6,140,621 of unrealized appreciation, were combined with those of EQ/Common Stock Index Portfolio. Assuming the acquisition had been completed on January 1, 2009, the beginning of the annual reporting period of EQ/Common Stock Index Portfolio, pro forma results of operations for the year ended December 31, 2009 would include net investment income of $84,807,551, and net gain on investments of $1,044,250,279, resulting in an increase in net assets from operations of $1,129,057,830. Because the combined investment portfolios have been managed as a single integrated portfolio since acquisition date, it is not practicable to separate the amounts of revenue and earnings of the EQ/Common Stock Index II Portfolio that have been included in EQ/Common Stock Index Portfolio’s statement of operations since the merger date, September 11, 2009. Prior to the combination, the net assets of the EQ/Common Stock Index Portfolio totaled $4,818,340,749. Immediately after the combination, the net assets of the EQ/Common Stock Index Portfolio totaled $4,876,613,602.

After the close of business September 18, 2009, EQ/Small Company Index Portfolio acquired the net assets of the EQ/Small Company Index II Portfolio pursuant to a Plan of Reorganization and Termination as approved by shareholders on September 10, 2009. For accounting purposes, this transaction is treated as a tax-free merger. The purpose of this merger was to combine funds managed by AXA Equitable with comparable investment objectives. The reorganization was accomplished by a tax-free exchange resulting in the EQ/Small Company Index Portfolio issuing 620,742 Class IA shares and 10,930,602 Class IB shares (valued at $5,223,883 and $91,853,172, respectively) in exchange for Class IA shares and Class IB shares of the EQ/Small Company Index II Portfolio. The securities held by EQ/Small Company Index II, with a fair value of $96,573,475 and identified cost of $83,834,259 at September 18, 2009, was the principal asset acquired by EQ/Small Company Index

EQ ADVISORS TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2010

Portfolio. For financial reporting purposes, assets received and shares issued by EQ/Small Company Index Portfolio were recorded at fair value; however, the cost basis of the investments from EQ/Small Company Index II Portfolio was carried forward to align ongoing reporting of EQ/Small Company Index Portfolio’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. EQ/Small Company Index II Portfolio’s net assets at the merger date of $97,077,055, including $12,739,216 of unrealized appreciation, were combined with those of EQ/Small Company Index Portfolio. Assuming the acquisition had been completed on January 1, 2009, the beginning of the annual reporting period of EQ/Small Company Index Portfolio, pro forma results of operations for the year ended December 31, 2009 would include net investment income of $8,926,482, and net gain of $354,410,411, resulting in an increase in net assets from operations of $363,336,893. Because the combined investment portfolios have been managed as a single integrated portfolio since acquisition date, it is not practicable to separate the amounts of revenue and earnings of the EQ/Small Company Index II Portfolio that have been included in EQ/Small Company Index Portfolio’s statement of operations since the merger date, September 18, 2009. Prior to the combination, the net assets of the EQ/Small Company Index Portfolio totaled $752,369,874. Immediately after the combination, the net assets of the EQ/Small Company Index Portfolio totaled $849,446,929.

After the close of business September 18, 2009, EQ/Quality Bond PLUS Portfolio acquired the net assets of the EQ/Caywood-Scholl High Yield Portfolio pursuant to a Plan of Reorganization and Termination as approved by shareholders on August 26, 2009. For accounting purposes, this transaction is treated as a merger. The purpose of this merger was to combine funds managed by AXA Equitable with comparable investment objectives. The reorganization was accomplished by a tax-free exchange resulting in the EQ/Quality Bond PLUS Portfolio issuing 33,226,727 Class IB shares (valued at $305,253,763) in exchange for Class IB shares of the EQ/Caywood-Scholl High Yield Portfolio. The securities held by EQ/Caywood-Scholl High Yield, with a fair value of $295,633,378 and identified cost of $292,869,665 at September 18, 2009, were the principal assets acquired by EQ/Quality Bond PLUS Portfolio. For financial reporting purposes, assets received and shares issued by EQ/Quality Bond PLUS Portfolio were recorded at fair value; however, the cost basis of the investments from EQ/Caywood-Scholl High Yield Portfolio was carried forward to align ongoing reporting of EQ/Quality Bond PLUS Portfolio’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. EQ/Caywood-Scholl High Yield Portfolio’s net assets at the merger date of $305,253,763, including $2,763,713 of unrealized appreciation, were combined with those of EQ/Quality Bond PLUS Portfolio. Assuming the acquisition had been completed on January 1, 2009, the beginning of the annual reporting period of EQ/Quality Bond PLUS Portfolio, pro forma results of operations for the year ended December 31, 2009 would include net investment income of $105,946,413, and net gain of $148,678,879, resulting in an increase in net assets from operations of $254,625,292. Because the combined investment portfolios have been managed as a single integrated portfolio since acquisition date, it is not practicable to separate the amounts of revenue and earnings of the EQ/Caywood-Scholl High Yield Portfolio that have been included in EQ/Quality Bond PLUS Portfolio’s statement of operations since the merger date, September 18, 2009. Prior to the combination, the net assets of the EQ/Quality Bond PLUS Portfolio totaled $3,048,227,768. Immediately after the combination, the net assets of the EQ/Quality Bond PLUS Portfolio totaled $3,353,481,531.

After the close of business September 25, 2009, EQ/Core Bond Index Portfolio acquired the net assets of the EQ/Bond Index Portfolio and the EQ/Long Term Bond Portfolio pursuant to a Plan of Reorganization and Termination as approved by shareholders on August 26, 2009. For accounting purposes, these transactions are treated as a merger. The purpose of these mergers was to combine funds managed by AXA Equitable with comparable investment objectives. The reorganizations were accomplished by a tax-free exchange resulting in EQ/Core Bond Index Portfolio issuing 6,490,992 Class IA shares and 579,532 Class IB shares (valued at $62,474,910 and $5,576,333, respectively) in exchange for Class IA shares and Class IB shares of the EQ/Bond Index Portfolio and issuing 5,413,643 Class IA shares and 19,207,280 Class IB shares (valued at $52,105,571 and $184,814,910, respectively) in exchange for Class IA shares and Class IB shares of the EQ/Long Term Bond Portfolio. The securities held by the EQ/Bond Index Portfolio and the EQ/Long Term Bond

EQ ADVISORS TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2010

Portfolio, with fair values of $66,923,746 and $170,705,741 and identified cost of $64,600,433 and $171,232,962, respectively, at September 25, 2009, were the principal assets acquired by EQ/Core Bond Index Portfolio. For financial reporting purposes, assets received and shares issued by EQ/Core Bond Index Portfolio were recorded at fair value; however, the cost basis of the investments from EQ/Bond Index Portfolio and EQ/Long Term Bond Portfolio were carried forward to align ongoing reporting of EQ/Core Bond Index Portfolio’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. The EQ/Bond Index Portfolio and the EQ/Long Term Bond Portfolio net assets at the merger date of $68,051,243 and $236,920,481, including $2,323,313 and $29,681 of unrealized appreciation, respectively, were combined with those of EQ/Core Bond Index Portfolio. Assuming the acquisition had been completed on January 1, 2009, the beginning of the annual reporting period of EQ/Core Bond Index Portfolio, pro forma results of operations for the year ended December 31, 2009 would include net investment income of $116,181,768, and net loss of $59,393,635, resulting in an increase in net assets from operations of $56,788,133. Because the combined investment portfolios have been managed as a single integrated portfolio since acquisition date, it is not practicable to separate the amounts of revenue and earnings of the EQ/Long Term Bond Portfolio that have been included in EQ/Core Bond Index Portfolio’s statement of operations since the merger date, September 25, 2009. Prior to the combinations, the net assets of the EQ/Core Bond Index Portfolio totaled $3,742,351,278. Immediately after the combinations, the net assets of the EQ/Core Bond Index Portfolio totaled $4,047,323,002.

After the close of business September 25, 2009, EQ/Intermediate Government Bond Index Portfolio acquired the net assets of the EQ/Government Securities Portfolio pursuant to a Plan of Reorganization and Termination as approved by shareholders on August 26, 2009. For accounting purposes, this transaction is treated as a merger. The purpose of this merger was to combine funds managed by AXA Equitable with comparable investment objectives. The reorganization was accomplished by a tax-free exchange resulting in the EQ/Intermediate Government Bond Index Portfolio issuing 5,425,112 Class IA shares (valued at $52,941,956) in exchange for Class IA shares of the EQ/Government Securities Portfolio. The securities held by EQ/Government Securities with a fair value of $39,901,926 and identified cost of $39,746,143 at September 25, 2009, were the principal assets acquired by EQ/Intermediate Government Bond Index Portfolio. For financial reporting purposes, assets received and shares issued by EQ/Intermediate Government Bond Index Portfolio were recorded at fair value; however, the cost basis of the investments from EQ/Government Securities Portfolio was carried forward to align ongoing reporting of EQ/Intermediate Government Bond Index Portfolio’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. EQ/Government Securities Portfolio’s net assets at the merger date of $52,941,956, including $153,732 of unrealized appreciation, were combined with those of EQ/Intermediate Government Bond Index Portfolio. Assuming the acquisition had been completed on January 1, 2009, the beginning of the annual reporting period of EQ/Intermediate Government Bond Index Portfolio, pro forma results of operations for the year ended December 31, 2009 would include net investment income of $23,110,090, and net loss of $36,233,182, resulting in a decrease in net assets from operations of $13,123,092. Because the combined investment portfolios have been managed as a single integrated portfolio since acquisition date, it is not practicable to separate the amounts of revenue and earnings of the EQ/Government Securities Portfolio that have been included in EQ/Intermediate Government Bond Index Portfolio’s statement of operations since the merger date, September 25, 2009. Prior to the combination, the net assets of the EQ/Intermediate Government Bond Index Portfolio totaled $1,717,456,555. Immediately after the combination, the net assets of the EQ/ Intermediate Government Bond Index Portfolio totaled $1,770,398,511.

At a meeting held on December 7-8, 2010, the Board of Trustees ratified the transfer in-kind occurring after the close of business on the date listed below. The Portfolio below paid a redemption in-kind transfer of securities to affiliated portfolios in exchange for Class IA shares of the Portfolio. The tax treatment of the redemption in-kind transfer is different from the book treatment. For tax purposes, the tax basis gain/loss is not recognized, which gives rise to a permanent book to tax

EQ ADVISORS TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2010

difference, which is reclassified to paid-in-capital. The related market value of these securities, which is excluded from the Portfolio’s portfolio turnover and net proceeds of sales and redemptions, and the associated gain (loss) for the transaction was as follows:

Portfolio:	Date	Market Value	Realized Gain/(Loss)	Unrealized Gain/(Loss)
EQ/Quality Bond PLUS	October 8, 2010	$2,161,352,503	$155,375,222	$—

After the close of business on October 25, 2010, EQ/Quality Bond PLUS Portfolio contributed securities in-kind to the ATM Core Bond Portfolio in exchange for Class IA shares of the ATM Core Bond Portfolio. At a meeting held on December 7-8, 2010, the Board of Trustees ratified the transfer in-kind. For accounting purposes, the contribution of securities from EQ/Quality Bond PLUS Portfolio to ATM Core Bond Portfolio in exchange for shares of the ATM Core Bond Portfolio is accounted for as a non-monetary exchange. The transfer of securities was accomplished by a tax-free exchange resulting in the ATM Core Bond Portfolio issuing 66,291,688 Class IA shares for securities with a market value of $659,974,021 and identified cost of $615,992,290 at October 25, 2010. For financial reporting purposes, the securities received by ATM Core Bond Portfolio and the shares of ATM Core Bond Portfolio issued to EQ/Quality Bond PLUS Portfolio were recorded at fair value; however, the cost basis of the investments from EQ/Quality Bond PLUS Portfolio was carried forward to ATM Core Bond Portfolio and the shares of ATM Core Bond Portfolio issued to EQ/Quality Bond PLUS Portfolio maintained the cost basis of the contributed securities.

Note 9	Subsequent Events

The Manager evaluated subsequent events from December 31, 2010, the date of these financial statements, through the date these financial statements were issued and available. The subsequent events include the following:

Effective February 1, 2011, Northern Cross, LLC (“Northern Cross”) and BlackRock Investment Management, LLC (“BlackRock”) were added as Advisers to the EQ/BlackRock International Value Portfolio (“International Value Portfolio”). As of that date, BlackRock International Limited no longer served as Adviser to the International Value Portfolio. In connection with this change, the International Value Portfolio’s name will change to “EQ/International Value PLUS Portfolio” effective February 22, 2011. In addition, the International Value Portfolio’s investment strategy will change to a hybrid strategy whereby a portion of the Portfolio will be actively managed by Northern Cross and a portion of the Portfolio managed by BlackRock will seek to track performance of the FTSE 100 Index, TOPIX Index, Dow Jones EURO STOXX 50 Index and S&P/ASX 200 Index.

At a meeting held on December 7-8, 2010, the Board of Trustees approved a form of a Plan of Reorganization and Termination (“Reorganization Plan”), which provides for the reorganization of each of the Proposed Reorganized Portfolios listed below into a corresponding Replacement Portfolio of the Trust (each, a “Reorganization” and collectively, the “Reorganizations”):

Proposed Reorganized Portfolio	Proposed Replacement Portfolio
EQ/Lord Abbett Growth and Income Portfolio EQ/Capital Guardian Growth Portfolio (each, a “Reorganized Portfolio” and collectively, the Reorganized Portfolios)	EQ/Large Cap Value Index Portfolio EQ/Large Cap Growth PLUS Portfolio (each, a “Replacement Portfolio” and collectively, the “Replacement Portfolios”)

The Reorganization Plan is subject to approval by shareholders of each of the Reorganized Portfolios. Special shareholder meetings of the Proposed Reorganized Portfolios of the Trust are scheduled to be held on April 20, 2011 to vote on the Reorganization Plan. It is anticipated that, subject to shareholder approval, the effective date of the Reorganizations will be on or about May 20, 2011.

EQ ADVISORS TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2010

At a meeting held on December 7-8, 2010, the Board of Trustees approved the following name changes listed below to be effective May 1, 2011:

Current Name	New Name
EQ/International Growth Portfolio EQ/AllianceBernstein International Portfolio EQ/Wells Fargo Advantage Omega Growth Portfolio	EQ/MFS International Growth Portfolio EQ/International Equity Index Portfolio EQ/Wells Fargo Omega Growth Portfolio

At a meeting held on December 7-8, 2010, the Board of Trustees approved the following investment objective changes for the Portfolios listed below. The investment objective changes are expected to take effect on February 15, 2011.

Portfolio	New Investment Objective
ATM Core Bond Portfolio	Seeks to achieve a balance of current income and capital appreciation, consistent with a prudent level of risk, by investing in a combination of long and short positions on debt securities, including U.S. government securities and other debt securities included in the Barclays Capital Intermediate U.S. Government/Credit Index.
EQ/Core Bond Index Portfolio	Seeks to achieve a total return, before expenses, that approximates the total return performance of the Barclays Capital Intermediate U.S. Government/Credit Index (“Intermediate Government Credit Index”), including reinvestment of dividends, at a risk level consistent with that of the Intermediate Government Credit Index.

At a meeting held on February 1, 2011, the Board of Trustees replaced Templeton Global Advisors Limited with Templeton Investment Counsel, LLC as an Adviser to the EQ/Templeton Global Equity Portfolio.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of EQ Advisors Trust

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of each of the portfolios constituting EQ Advisors Trust (as listed in note 1 to the financial statements and collectively referred to as the “Trust”) at December 31, 2010, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2010 by correspondence with the custodian, transfer agents, and brokers, and the application of alternative auditing procedures where such confirmations were not received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

February 17, 2011

EQ ADVISORS TRUST

DISCLOSURE REGARDING ADVISORY CONTRACT APPROVALS

APPROVALS OF INVESTMENT MANAGEMENT AND INVESTMENT ADVISORY AGREEMENTS DURING THE SIX-MONTH PERIOD ENDED DECEMBER 31, 2010 (UNAUDITED)

At a meeting held on July 13-14, 2010, the Board of Trustees (the “Board”) of EQ Advisors Trust (the “Trust”), including those Trustees who are not parties to any Agreement (as defined below) or “interested persons” (as that term is defined in the Investment Company Act of 1940, as amended) of such parties or the Trust (the “Independent Trustees”), unanimously approved the renewal of the Investment Management Agreements with AXA Equitable Life Insurance Company (“AXA Equitable” or the “Manager”) (the “Management Agreements”) and the Investment Advisory Agreement(s) (each, an “Advisory Agreement” and together with the Management Agreements, the “Agreements”) with each investment sub-adviser (an “Adviser”) as shown in the table below with respect to the Portfolio(s) listed.

Portfolio(s)	Agreement(s) Renewed by the Trust’s Board with respect to the Portfolio(s)*

AXA Balanced Strategy

AXA Growth Strategy

AXA Conservative Growth Strategy

AXA Conservative Strategy

AXA Moderate Growth Strategy (collectively, the “Strategic Allocation Portfolios”)

All Asset Allocation

EQ/Franklin Templeton Allocation

EQ/International ETF

Management Agreement with AXA Equitable

AXA Tactical Manager 500–I, II, III

AXA Tactical Manager 400–I, II, III

AXA Tactical Manager 2000–I, II, III

AXA Tactical Manager International–I,
II, III (collectively, the “AXA Tactical Manager Portfolios”)

Management Agreement with AXA Equitable Advisory Agreement with AllianceBernstein L.P. (“AllianceBernstein”) Advisory Agreement with BlackRock Investment Management LLC (“BlackRock”)

EQ/AllianceBernstein International EQ/AllianceBernstein Small Cap Growth EQ/Common Stock Index EQ/Equity 500 Index EQ/Large Cap Growth Index EQ/Large Cap Value PLUS EQ/Small Company Index	Management Agreement with AXA Equitable Advisory Agreement with AllianceBernstein

EQ/AXA Franklin Small Cap Value Core	Management Agreement with AXA Equitable Advisory Agreement with BlackRock Advisory Agreement with Franklin Advisory Services LLC

EQ/BlackRock Basic Value Equity EQ/Equity Growth PLUS**	Management Agreement with AXA Equitable Advisory Agreement with BlackRock

EQ/BlackRock International Value	Management Agreement with AXA Equitable Advisory Agreement with BlackRock International Limited

EQ/Boston Advisors Equity Income	Management Agreement with AXA Equitable Advisory Agreement with Boston Advisors LLC

EQ/Calvert Socially Responsible	Management Agreement with AXA Equitable Advisory Agreement with Calvert Asset Management Company, Inc. Advisory Agreement with Bridgeway Capital Management, Inc.

EQ/Capital Guardian Growth EQ/Capital Guardian Research	Management Agreement with AXA Equitable Advisory Agreement with Capital Guardian Trust Company

Portfolio(s)	Agreement(s) Renewed by the Trust’s Board with respect to the Portfolio(s)*
EQ/Core Bond Index EQ/Intermediate Government Bond Index EQ/Large Cap Value Index EQ/Mid Cap Index	Management Agreement with AXA Equitable Advisory Agreement with SSgA Funds Management, Inc. (“SSgA”)

EQ/Davis New York Venture	Management Agreement with AXA Equitable Advisory Agreement with Davis Selected Advisers, L.P.

EQ/Franklin Core Balanced	Management Agreement with AXA Equitable Advisory Agreement with BlackRock Advisory Agreement with Franklin Advisers, Inc.

EQ/GAMCO Mergers and Acquisitions EQ/GAMCO Small Company Value	Management Agreement with AXA Equitable Advisory Agreement with GAMCO Asset Management, Inc.

EQ/Global Bond PLUS	Management Agreement with AXA Equitable Advisory Agreement with BlackRock Advisory Agreement with Wells Capital Management Inc. and First International Advisors

EQ/Global Multi-Sector Equity	Management Agreement with AXA Equitable Advisory Agreement with BlackRock Advisory Agreement with Morgan Stanley Investment Management, Inc. (“MSIM”)

EQ/International Core PLUS	Management Agreement with AXA Equitable Advisory Agreement with BlackRock Advisory Agreement with Wentworth, Hauser & Violich, Inc. and Hirayama Investments, LLC

EQ/International Growth	Management Agreement with AXA Equitable Advisory Agreement with MFS Investment Management

EQ/JPMorgan Value Opportunities	Management Agreement with AXA Equitable Advisory Agreement with J.P. Morgan Investment Management Inc.

EQ/Large Cap Core PLUS	Management Agreement with AXA Equitable Advisory Agreement with BlackRock Advisory Agreement with Institutional Capital LLC

EQ/Large Cap Growth PLUS	Management Agreement with AXA Equitable Advisory Agreement with BlackRock Advisory Agreement with Marsico Capital Management, LLC

EQ/Lord Abbett Growth and Income EQ/Lord Abbett Large Cap Core	Management Agreement with AXA Equitable Advisory Agreement with Lord, Abbett & Co. LLC

EQ/Mid Cap Value PLUS	Management Agreement with AXA Equitable Advisory Agreement with BlackRock Advisory Agreement with Wellington Management Company, LLP

EQ/Money Market	Management Agreement with AXA Equitable Advisory Agreement with The Dreyfus Corporation

EQ/Montag & Caldwell Growth	Management Agreement with AXA Equitable Advisory Agreement with Montag & Caldwell, Inc.

Portfolio(s)	Agreement(s) Renewed by the Trust’s Board with respect to the Portfolio(s)*
EQ/Morgan Stanley Mid Cap Growth (formerly, EQ/Van Kampen Mid Cap Growth)	Management Agreement with AXA Equitable Advisory Agreement with MSIM

EQ/Mutual Large Cap Equity	Management Agreement with AXA Equitable Advisory Agreement with BlackRock Advisory Agreement with Franklin Mutual Advisers, LLC

EQ/Oppenheimer Global	Management Agreement with AXA Equitable Advisory Agreement with OppenheimerFunds, Inc.

EQ/PIMCO Ultra Short Bond	Management Agreement with AXA Equitable Advisory Agreement with Pacific Investment Management Company

EQ/Quality Bond PLUS	Management Agreement with AXA Equitable Advisory Agreement with AllianceBernstein Advisory Agreement with SSgA

EQ/Templeton Global Equity	Management Agreement with AXA Equitable Advisory Agreement with BlackRock Advisory Agreement with Templeton Global Advisors Limited

EQ/T. Rowe Price Growth Stock	Management Agreement with AXA Equitable Advisory Agreement with T. Rowe Price Associates, Inc.

EQ/UBS Growth and Income	Management Agreement with AXA Equitable Advisory Agreement with UBS Global Asset Management (Americas) Inc.

EQ/Van Kampen Comstock	Management Agreement with AXA Equitable Advisory Agreement with Invesco Advisers, Inc.

EQ/Wells Fargo Advantage Omega Growth (formerly, EQ/Evergreen Omega)	Management Agreement with AXA Equitable Advisory Agreement with Wells Capital Management Inc.

*	The Management Agreement with AXA Equitable and the Advisory Agreement between AXA Equitable and AllianceBernstein with respect to the ATM Core Bond and ATM Government Bond Portfolios are not included in the table above because they were not approved by the Board during the six-month period ended December 31, 2010.
**	The Advisory Agreement with BlackRock Capital Management, Inc. with respect to the EQ/Equity Growth PLUS Portfolio is not included in the table above because it was not approved by the Board during the six-month period ended December 31, 2010.

In reaching its decision to renew each Agreement, the Board considered the overall fairness of the Agreement and whether the Agreement was in the best interest of the affected Portfolio. The Board further considered factors it deemed relevant with respect to each Portfolio, including, as applicable: (1) the nature, quality and extent of the services provided to the Portfolio by the Manager, each Adviser and their respective affiliates; (2) the performance of the Portfolio (and, where applicable, each portion of the Portfolio advised by a different Adviser) as compared to a peer group and/or an appropriate benchmark; (3) the level of the Portfolio’s management and sub-advisory fees and expense ratios; (4) the costs of the services provided and profits realized by the Manager and its affiliates from their relationship with the Portfolio; (5) the anticipated effect of growth and size on the Portfolio’s performance and expenses; and (6) the “fall out” benefits to be realized by the Manager, each Adviser and their respective affiliates (i.e., any direct or indirect benefits to be derived by the Manager, each Adviser and their respective affiliates from their relationships with the Trust). In considering each Agreement, the Board did not identify any single factor or information as all-important or controlling and each Trustee may have attributed different weight to each factor.

In connection with its deliberations, the Board took into account information furnished throughout the year at regular and special Board meetings, as well as information prepared specifically in connection with the annual renewal review process. Information furnished and discussed throughout the year included investment performance reports and related financial information for each Portfolio, as well as periodic reports on shareholder services, legal, compliance, pricing, brokerage commissions and execution and other services provided by the Manager, the Advisers and their respective affiliates. Information furnished specifically in connection with the renewal process included a report for each Portfolio prepared by Lipper, Inc. (“Lipper”), an independent organization, as well as additional material prepared by management regarding each Portfolio. The Lipper reports compared each Portfolio’s expenses with those of other mutual funds deemed comparable to the Portfolio as selected by Lipper. The information prepared by management generally included Portfolio-by-Portfolio information showing each Portfolio’s management fees, advisory fees, expense ratios, expense limitation arrangements, investment performance and profitability information (including performance information prepared by Lipper), including information regarding the profitability of the Manager’s operations with respect to the Trust overall, as well as on an individual Portfolio-by-Portfolio basis. In addition, the Manager and each Adviser provided separate memoranda describing the services provided, fees charged, the investment performance of each Portfolio and other matters.

The Independent Trustees met multiple times in advance of the meeting at which the Agreements were renewed, and multiple times in executive sessions during the meeting to review the information provided. Management representatives attended portions of the executive sessions to review and discuss matters relating to the Agreements and to provide additional information requested by the Independent Trustees. At the meeting and during the portions of the executive sessions attended by management, the Independent Trustees and management engaged in extensive discussions regarding the Agreements. The Independent Trustees were assisted by independent counsel during these meetings and during their deliberations regarding the Agreements, and also received materials discussing the legal standards applicable to their consideration of the Agreements. The Independent Trustees additionally reviewed information and met during the year to discuss information relevant to the contract renewal considerations.

While the Agreements for all of the Portfolios were considered at the same Board meeting, the Board dealt with each Portfolio separately. In approving the renewal of the relevant Agreements with respect to each Portfolio, the Board, including the Independent Trustees, determined that the management fee and (where applicable) advisory fee structure was fair and reasonable and that renewal of each Agreement was in the best interests of each Portfolio and its shareholders. While attention was given to all information furnished, the following discusses some of the primary factors relevant to the Board’s decision.

Nature, Quality and Extent of Services. The Board evaluated the nature, quality and extent of the overall services provided by the Manager and the Advisers and, where applicable, their respective affiliates to the Portfolios. In addition to the investment performance and expense information discussed later, the Board considered the responsibilities of the Manager and each Adviser to each Portfolio and the Manager’s and each Adviser’s experience in serving as an investment adviser for the Portfolio(s) and for portfolios similar to the Portfolio(s) it advises. With respect to the Manager, the Board considered that the Manager is responsible for the search, selection and monitoring of the Advisers, oversight of the selection of investments for the Portfolios (or portions thereof) sub-advised by Advisers, the selection of investments for the Portfolios (or portions thereof) that it manages directly, oversight of compliance with the Portfolios’ investment objectives and policies, as well as oversight of the Portfolios’ compliance with applicable law, review of brokerage matters and implementation of Board directives as they relate to the Portfolios. The Board also considered information regarding the Manager’s process for selecting and monitoring Advisers and its process for making investment decisions for the Portfolios (or portions thereof) that it manages directly as well as the backgrounds of the personnel who perform those functions with respect to the Portfolios.

With respect to the Advisers, the Board considered that each Adviser is responsible for making investment decisions for the Portfolio(s) (or portion(s) thereof) it advises, placing all orders for the purchase and sale of investments for each of the Portfolio(s) (or portion(s) thereof) it advises with brokers or dealers and performing related administrative functions. The Board also reviewed information regarding each Adviser’s investment process and the background of each portfolio manager of each Adviser who provides services to the Portfolios and the general method of compensation for the portfolio managers.

The Board’s opinion regarding the nature, quality and extent of services also was based, in part, upon periodic reports furnished to the Board regarding the services provided by the Manager and the Advisers, including reports showing, among other things, that the Manager and the Advisers had consistently complied with the investment policies and restrictions for each Portfolio. The Board also noted the extent of the benefits provided to Portfolio shareholders as part of the Manager’s family of funds, including the wide range of Portfolios, Advisers and investment styles offered through the fund family. In addition, the Board considered, among other factors, the Manager’s and each Adviser’s best execution trading policies, including a report by an independent portfolio trading analytical firm. The Board also took into account the quality of the administrative, investor servicing and distribution services provided to the Portfolios by the Manager and its affiliates. The Board also considered the overall performance of, and actions taken by, the Manager and the Advisers in response to market events that have occurred since 2008, including actions taken in response to increased market volatility. Based on its review, the Board determined that the nature, quality and extent of the services provided by the Manager and each Adviser were appropriate for the Portfolios in light of their investment objectives and, thus, supported a decision to approve the Agreements.

Performance. As discussed further below, the Board also received and reviewed information regarding the short-, intermediate- and long-term performance of each Portfolio over multiple periods, which generally included annual total returns, average annual total returns and rolling period total returns, on both an absolute basis and relative to an appropriate benchmark and/or peer group(s) provided by Lipper (with the first quartile being the best performers of the peer group and the fourth quartile being the worst performers of the peer group). In general, the Board considered long-term performance to be more important in its evaluation than short-term performance. For Portfolios that had undergone a change of Advisers or investment policies, the Board also generally considered important the performance of the Portfolio since the date of any such change. In addition, where applicable, the Board considered the performance of the allocated portions of each Portfolio and whether the performance of the portions allocated to each of the Advisers met the Board’s expectations as to the compatibility of the Advisers’ different investment strategies and styles and the contributions of each to the overall Portfolio strategy and performance. The Board took into consideration that the Lipper quartile information reflected the investment performance of each Portfolio’s Class IA shares, except with respect to the All Asset Allocation, EQ/GAMCO Mergers and Acquisition, EQ/GAMCO Small Company Value, EQ/International Growth, Strategic Allocation and EQ/UBS Growth and Income Portfolios, for which the Lipper performance of each Portfolio’s Class IB shares was provided.

Funds-of-Funds Portfolios

For the All Asset Allocation, EQ/Franklin Templeton Allocation, EQ/International ETF and Strategic Allocation Portfolios, the Board considered the performance results and other information described below, among other things. With respect to each fund-of-funds Portfolio (except the EQ/International ETF Portfolio), the Board considered the performance of the Portfolios that invested the majority of their assets in underlying funds that invest primarily in fixed income securities to the Barclays Capital U.S. Aggregate Bond Index (the “Aggregate Bond Index”) for benchmark comparison purposes and the performance of the Portfolios that invested the majority of their assets in underlying funds that invest primarily in equity securities to the S&P 500 Index (“S&P 500”) for benchmark comparison purposes. The Board and the Manager discussed the performance of each Portfolio in detail and, where applicable, the reasons for a Portfolio’s underperformance for certain periods relative to its peer group and/or benchmark and efforts to improve that Portfolio’s overall performance. Where applicable, the Board also considered steps that the Manager had taken to address a Portfolio’s performance, including any changes to the investment strategies of a Portfolio or to the underlying portfolios in which a Portfolio invests, and the performance results of the Portfolio after the date of these changes.

All Asset Allocation Portfolio. The Board considered that, although the Portfolio had underperformed the S&P 500 for the one-year period ended April 30, 2010, the Portfolio’s performance over longer time periods was favorable, having outperformed the benchmark for the three-, five- and ten-year periods ended on that date. The Board also considered that the Portfolio’s performance was in the third quartile relative to its Lipper peer group for the one-year period ended May 31, 2010 and was in the fourth quartile for the five- and ten-year periods ended on that date, but that the Portfolio’s performance relative to its peer group was favorable for the three-year period ended on that date and ranked in the second quartile.

EQ/Franklin Templeton Allocation Portfolio. The Board noted that the Portfolio had a relatively short operating history on which to evaluate performance. The Board also considered that the Portfolio’s performance was in the fourth quartile relative to its Lipper peer group for the three-year period ended May 31, 2010, but that its performance relative to its peer group had shown improvement recently and ranked in the second quartile for the one-year period ended on that date. The Board further considered that, although the Portfolio had underperformed its benchmark for the one-year period ended April 30, 2010, the Portfolio’s performance was comparable to that of the S&P 500 for the three-year period ended on that date.

EQ/International ETF Portfolio. The Board noted that the Portfolio had a relatively short operating history on which to evaluate performance. The Board also considered that the Portfolio’s performance ranked in the third and fourth quartiles, respectively, relative to its Lipper peer group for the one- and three-year periods ended May 31, 2010, and that the Portfolio had underperformed its benchmark for the one-year, three-year and since inception periods ended April 30, 2010. The Board noted, however, that the Portfolio’s performance relative to its benchmark had shown recent improvement, with the Portfolio performing comparably to its benchmark for the year-to-date period ended April 30, 2010.

Strategic Allocation Portfolios. In reviewing the Strategic Allocation Portfolios, the Board considered that the Portfolios had commenced operations on April 30, 2009 and therefore had a short operating history on which to evaluate their performance. The Board noted, however, that the performance of each Portfolio was in the third or fourth quartile relative to its Lipper peer group for the one-year period ended May 31, 2010. The Board also noted that each of the AXA Balanced Strategy, AXA Growth Strategy and AXA Moderate Growth Strategy Portfolios underperformed its benchmark for the one-year period ended April 30, 2010, but that each of the AXA Conservative Strategy and AXA Conservative Growth Strategy Portfolios outperformed its benchmark for the one-year period ended on that date.

AXA Tactical Manager Portfolios

The Board considered that the AXA Tactical Manager Portfolios-I had commenced operations on May 27, 2009 and that the AXA Tactical Manager Portfolios-II had commenced operations on August 28, 2009, and determined that the short operating history for these Portfolios provided a limited basis on which to evaluate each Portfolio’s performance. The Board noted, however, that the performance of each Portfolio was in the third or fourth quartile relative to its Lipper peer group for the periods for which performance data was presented and generally underperformed its benchmark for the three-month and since inception periods for which performance information was presented. The Board and the Manager discussed the performance of each Portfolio in detail and the reasons for a Portfolio’s underperformance for certain periods relative to its peer group and/or benchmark and efforts to improve that Portfolio’s performance. The Board considered the Manager’s explanation that these Portfolios were designed to reduce the volatility associated with investing in equity securities and to produce favorable risk adjusted returns over extended market cycles, but that the Portfolios may experience periods of underperformance.

Index Portfolios

The Board considered each index Portfolio’s performance in the context of its investment objective to seek to achieve a total return before fees and expenses that approximates the total return performance of a broad-based securities index. The Board noted that certain of these Portfolios had implemented indexing strategies relatively recently and, therefore, in these cases the Board focused on the performance results of the Portfolios since the date of implementation. The Board also noted that the investment performance of the Portfolios was expected to vary from that of the Portfolios’ respective benchmarks (and generally was expected to be lower than that of the benchmarks) due to fees, transaction costs, and valuation, which apply to the Portfolios but not to their benchmarks. Among other information, the Board also considered the following with respect to the performance of each index Portfolio as compared to its Lipper peer group:

EQ/Common Stock Index Portfolio. The Board considered that the Portfolio had implemented an index strategy in December 2008 and that the Portfolio’s performance was in the first quartile relative to its Lipper peer group for the one-year period ended May 31, 2010.

EQ/Core Bond Index and EQ/Intermediate Government Bond Index Portfolios. The Board considered that the Portfolios had implemented indexing strategies in January 2009 and that each Portfolio’s performance was in the fourth quartile relative to its Lipper peer group for the one-year period ended May 31, 2010. The Board also considered the Manager’s explanation that the difference in the performance results between first quartile and fourth quartile funds in each peer group generally was small given the current interest rate environment.

EQ/Equity 500 Index Portfolio. The Board considered that the Portfolio’s performance was in the second quartile relative to its Lipper peer group for the one-, three- and five-year periods ended May 31, 2010 and the third quartile for the ten-year period ended on that date.

EQ/Large Cap Growth Index, EQ/Large Cap Value Index and EQ/Mid Cap Index Portfolios. The Board considered that each of these Portfolios had implemented an index strategy in December 2008 and that each Portfolio’s performance was in the second quartile for the one-year period ended on May 31, 2010.

EQ/Small Company Index Portfolio. The Board considered that the Portfolio’s performance was in the second quartile relative to its Lipper peer group for the one-, three- and five-year periods ended May 31, 2010.

The Board and the Manager discussed the performance of each Portfolio in detail and, where applicable, the reasons for a Portfolio’s underperformance for certain periods relative to its peer group and efforts to improve that Portfolio’s performance. Where applicable, the Board also considered steps that the Manager and Adviser had taken to address a Portfolio’s performance, including any changes to the Adviser or portfolio managers advising a Portfolio, and the performance results of the Portfolio since the date of such changes.

PLUS Portfolios

With respect to the performance of each PLUS Portfolio, the Board considered that these Portfolios follow an investment strategy under which each Portfolio’s assets normally are allocated among three investment advisers, each of which manages its portion of the Portfolio using a different but complementary investment strategy, whereby one portion of the Portfolio is actively managed by an Adviser, one portion of the Portfolio seeks to track the performance of a particular index, and one portion of the Portfolio has the ability to invest in exchange-traded funds. The Board also considered that certain of these Portfolios had added the PLUS strategy relatively recently and noted this fact in its review of these Portfolios’ performance. The Board also considered that the Manager had added the PLUS investment strategy for the Portfolios identified below to enhance the performance of the Portfolios and reduce volatility. The Board evaluated the performance of each PLUS Portfolio in this context and considered the performance results described below, among other information:

EQ/Equity Growth PLUS Portfolio. The Board noted that the Portfolio had added the PLUS strategy in May 2009. The Board also considered that, although the Portfolio had underperformed its benchmark for the one- and three-year periods ended April 30, 2010 and that the Portfolio’s performance was in the third quartile relative to its Lipper peer group for the one-, three- and five-year periods ended May 31, 2010, the Portfolio’s long-term performance relative to its benchmark was favorable, with the Portfolio having performed comparably to or having outperformed its benchmark for the five-year and since inception periods, respectively, ended April 30, 2010.

EQ/Global Bond PLUS Portfolio. The Board noted that the Portfolio had a relatively short operating history on which to evaluate performance and that the Portfolio had added the PLUS strategy in May 2009. The Board also considered that the Portfolio’s performance was in the fourth and third quartiles, respectively, relative to its Lipper peer group for the one- and three-year periods ended May 31, 2010, but that the Portfolio had performed comparably to its benchmark for the one- and three-year periods ended April 30, 2010.

EQ/International Core PLUS Portfolio. The Board considered that, although the Portfolio’s performance ranked in the fourth quartile relative to its Lipper peer group for the one-year period ended May 31, 2010, the Portfolio’s performance relative to its peer group over longer time periods was favorable and ranked in the second quartile for the three- and five-year periods ended on that date. The Board also considered that the Portfolio had underperformed its benchmark for the ten-year period ended April 30, 2010, but had outperformed its benchmark for the one-, three- and five-year periods ended on that date.

EQ/Large Cap Core PLUS Portfolio. The Board considered that the Portfolio had performed comparably to its benchmark for the one-, three-, five- and ten-year periods ended on April 30, 2010. The Board also considered that, although the Portfolio’s performance was in the third quartile relative to its Lipper peer group for the five-year period ended May 31, 2010, the Portfolio’s performance was in the second quartile for the one- and three-year periods ended on that date.

EQ/Large Cap Growth PLUS Portfolio. The Board considered that the Portfolio’s performance was in the third quartile relative to its Lipper peer group for the one-year period ended May 31, 2010 and the fourth quartile for the ten-year period ended on that date, but was in the first quartile for the five-year period ended May 31, 2010 and the second quartile for the three-year period ended on that date. The Board also considered that, although the Portfolio had underperformed its benchmark index for the one- and ten-year periods ended April 30, 2010, the Portfolio had outperformed its benchmark for the three- and five-year periods ended on that date.

EQ/Large Cap Value PLUS Portfolio. The Board noted that the Portfolio had added the PLUS strategy in December 2008. The Board also considered that the Portfolio had underperformed its benchmark for the one-, three-, five- and ten-year periods ended April 30, 2010 and that the Portfolio’s performance ranked in the fourth quartile relative to its Lipper peer group for the three- and five-year periods ended May 31, 2010. The Board noted, however, that the Portfolio’s performance relative to its peer group had improved recently and ranked in the second quartile for the one-year period ended May 31, 2010.

EQ/Mid Cap Value PLUS Portfolio. The Board considered that the Portfolio’s performance ranked in the third or fourth quartile relative to its Lipper peer group for the three-, five- and ten-year periods ended May 31, 2010, but had shown recent improvement and was in the second quartile for the one-year period ended on that date. The Board also considered that the Portfolio had underperformed its benchmark for the one- and ten-year periods ended April 30, 2010, but had performed comparably to its benchmark for the three- and five-year periods ended on that date.

EQ/Quality Bond PLUS Portfolio. The Board noted that the Portfolio had added the PLUS strategy in December 2008. The Board also considered that the Portfolio’s performance was in the fourth quartile relative to its Lipper peer group for the one-, three-, five- and ten-year periods ended May 31, 2010 and that the Portfolio had underperformed its benchmark for the three-, five- and ten- year periods ended April 30, 2010. The Board further considered, however, that the Portfolio’s performance had shown recent improvement relative to its benchmark and had outperformed its benchmark for the one-year period ended April 30, 2010.

The Board and the Manager discussed the performance of each Portfolio and each allocated portion thereof in detail. The Board and the Manager also discussed the reasons for any Portfolio’s or allocated portion’s underperformance for certain periods relative to its peer group and/or benchmark and efforts to improve that Portfolio’s or allocated portion’s performance. Where applicable, the Board also considered steps that the Manager and Advisers had taken to address a Portfolio’s or allocated portion’s performance, including any changes or additions to the Advisers or portfolio managers advising a Portfolio and any changes to the investment strategies of a Portfolio, and the performance results of the Portfolio or allocated portion since the date of such changes.

PACTIVE Portfolios

With respect to the performance of each PACTIVE Portfolio, the Board considered that these Portfolios follow an investment strategy under which each Portfolio’s assets normally are allocated between two investment advisers, each of which manages its portion of the Portfolio using a different but complementary investment strategy, whereby one portion of the Portfolio is actively managed by an Adviser and the other portion of the Portfolio seeks to track the performance of a particular index. The Board also considered that these Portfolios had added the PACTIVE strategy in May 2009 and noted this fact in its review of these Portfolios’ performance. The Board further considered that the Manager had added the PACTIVE investment strategy for the Portfolios identified below to enhance the performance of the Portfolios and reduce volatility. The Board also noted that certain Portfolios had relatively short operating histories on which to evaluate performance. The Board evaluated the performance of each PACTIVE Portfolio in this context and considered the performance results described below, among other information:

EQ/AXA Franklin Small Cap Value Core Portfolio. The Board considered that the Portfolio’s performance was in the fourth quartile relative to its Lipper peer group for the one- and three-year periods ended May 31, 2010 and that the Portfolio had underperformed its benchmark for the one-year period ended April 30, 2010. The Board also considered, however, that the Portfolio’s performance has shown recent improvement relative to its benchmark and that the Portfolio had performed comparably to its benchmark for the three-year period ended April 30, 2010.

EQ/Franklin Core Balanced Portfolio. The Board considered that, although the Portfolio’s performance was in the fourth quartile relative to its Lipper peer group for the three-year period ended May 31, 2010, the Portfolio’s performance ranked in the first quartile for the one-year period ended on that date. The Board also considered that, although the Portfolio underperformed its benchmark for the one-year period ended April 30, 2010, the Portfolio had outperformed its benchmark for the three-year period ended on that date.

EQ/Global Multi-Sector Equity Portfolio. The Board considered that the Portfolio had outperformed its benchmark (which had been updated as of May 1, 2009) for the one-, three-, five- and ten-year periods ended on April 30, 2010. The Board also considered that the Portfolio’s performance was in the third quartile for the one-year period ended May 31, 2010, but that the Portfolio’s performance relative to its peer group over longer time periods was favorable and ranked in the first or second quartile for the three- and five-year periods ended on that date.

EQ/Mutual Large Cap Equity Portfolio. The Board considered that the Portfolio had underperformed its benchmark for the one- and three-year periods ended on April 30, 2010 and that the Portfolio’s performance relative to its Lipper peer group was in the third quartile for the one-year period ended May 31, 2010. The Board also considered, however, that the Portfolio’s performance had shown recent improvement relative to its benchmark and that the Portfolio’s performance ranked in the second quartile relative to its peer group for the three-year period ended May 31, 2010.

EQ/Templeton Global Equity Portfolio. The Board considered that the Portfolio’s performance was in the fourth quartile relative to its Lipper peer group for the one- and three-year periods ended May 31, 2010. The Board also considered that the Portfolio had underperformed its benchmark for the one-and three-year periods ended April 30, 2010. The Board noted, however, that the Portfolio’s performance relative to its benchmark had shown recent improvement, with the Portfolio having performed comparably to its benchmark for the year-to-date period ended April 30, 2010.

The Board and the Manager discussed the performance of each Portfolio and each allocated portion thereof in detail. The Board and the Manager also discussed the reasons for any Portfolio’s or allocated portion’s underperformance for certain periods relative to its peer group and/or benchmark and efforts to improve that Portfolio’s or allocated portion’s performance. Where applicable, the Board also considered steps that the Manager and Advisers had taken to address a Portfolio’s or allocated portion’s performance, including any changes or additions to the Advisers or portfolio managers advising a Portfolio and any changes to the investment strategies of a Portfolio, and the performance results of the Portfolio or allocated portion since the date of such changes.

Actively-Managed, Single Adviser Portfolios

With respect to the performance of the following Portfolios, each of which is actively managed and advised by a single Adviser, the Board considered, among other things, the performance results and other information described below. In addition, the Board and the Manager discussed the performance of each Portfolio in detail and the reasons for any Portfolio’s underperformance for certain periods relative to its peer group and/or benchmark and efforts to improve that Portfolio’s performance. Where applicable, the Board also considered steps that the Manager and Adviser had taken to address a Portfolio’s performance, including any changes to the Adviser or portfolio managers advising a Portfolio and any changes to the investment strategies of a Portfolio, and the performance results of the Portfolio since the date of such changes. The Board further considered that certain Portfolios had relatively short operating histories on which to evaluate performance.

EQ/AllianceBernstein Small Cap Growth Portfolio. The Board considered that the Portfolio outperformed its benchmark for the one-, three-, five- and ten-year periods ended April 30, 2010. The Board also considered that, although the Portfolio’s performance was in the third quartile relative to its Lipper peer group for the three-year period ended May 31, 2010, the Portfolio’s performance ranked in the second quartile for the one-, five- and ten-year periods ended May 31, 2010.

EQ/AllianceBernstein International Portfolio. The Board considered that the Portfolio had underperformed its benchmark for the one-, three-, five- and ten-year periods ended April 30, 2010 and that the Portfolio’s performance ranked in the fourth quartile relative to its Lipper peer group for the three-, five- and ten-year periods ended May 31, 2010. The Board noted, however, that the Portfolio’s performance relative to its benchmark and peer group had shown recent improvement, with the Portfolio performing comparably to its benchmark for the year-to-date period ended April 30, 2010 and ranking in the third quartile relative to its peer group for the one-year period ended May 31, 2010.

EQ/BlackRock Basic Value Equity Portfolio. The Board considered that the Portfolio outperformed its benchmark for the three-, five- and ten-year periods and only slightly underperformed its benchmark for the one-year period ended April 30, 2010. The Board also considered that, although the Portfolio’s performance relative to its Lipper peer group was in the third quartile for the one-year period ended May 31, 2010, the Portfolio’s performance over longer time periods relative to its peer group was favorable and ranked in the first quartile for the three- and five-year periods ended on that date.

EQ/BlackRock International Value Portfolio. The Board considered that the Portfolio’s performance ranked in the third or fourth quartile relative to its Lipper peer group for the one-, three- and five-year periods ended May 31, 2010 and that the Portfolio underperformed its benchmark for the ten-year period ended April 30, 2010. The Board noted, however, that the Portfolio’s performance relative to its benchmark for the short- and intermediate-terms was favorable in that the Portfolio outperformed its benchmark for the one- and three-year periods ended April 30, 2010 and performed comparably to the benchmark for the five-year period ended on that date.

EQ/Boston Advisors Equity Income Portfolio. The Board considered that the Portfolio’s performance ranked in the third or fourth quartile relative to its Lipper peer group for the one-, three- and five-year periods ended May 31, 2010, but that the Portfolio’s performance relative to its benchmark over longer time periods was favorable. In particular, the Board noted that, although the Portfolio had underperformed its benchmark for the one-year period ended April 30, 2010, the Portfolio had outperformed its benchmark for the three-year period ended on that date and had performed comparably to the benchmark for the five- and ten-year periods ended on that date.

EQ/Calvert Socially Responsible Portfolio. In evaluating the performance of this Portfolio, the Board took into account that the Portfolio is a specialty portfolio that offers a unique investment strategy and enhances the range of investment options available to investors and that the Lipper peer group in which the Portfolio was placed for comparison purposes includes a wider range of fund types. Within this context, the Board considered that, although the Portfolio’s performance was in the fourth quartile relative to its Lipper peer group for the three- and five-year periods ended May 31, 2010 and that the Portfolio had underperformed its benchmark for the one-, three-, five- and ten-year periods ended April 31, 2010, the Portfolio’s more recent performance had improved relative to its peer group and was in the first quartile for the one-year period ended on that date.

EQ/Capital Guardian Growth Portfolio. The Board considered that the Portfolio’s performance was in the fourth quartile relative to its Lipper peer group for the one-, three- and five-year periods ended May 31, 2010 and that the Portfolio had underperformed its benchmark for the one-, three-, five- and ten-year periods ended April 30, 2010. The Board noted, however, that the Portfolio’s performance relative to its peer group had shown recent improvement, with the year-to-date performance for the period ended May 31, 2010 ranking in the third quartile.

EQ/Capital Guardian Research Portfolio. The Board considered that the Portfolio underperformed its benchmark for the three- and five-year periods ended on April 30, 2010, but had outperformed its benchmark over the longer-term, ten-year period ended on that date and also had shown recent improvement in its performance relative to the benchmark with comparable performance for the one-year period ended on that date. In addition, the Board considered that the Portfolio’s performance was in the third and fourth quartiles, respectively, relative to its Lipper peer group for the three- and five-year periods ended on May 31, 2010, but also had shown recent improvement relative to its Lipper peer group and ranked in the first quartile for the one-year period ended on that date.

EQ/Davis New York Venture Portfolio. The Board considered that the Portfolio’s performance was in the second quartile relative to its Lipper peer group for the one- and three-year periods ended May 31, 2010. The Board also considered that the Portfolio outperformed its benchmark for the one-year period ended April 30, 2010, and that the Portfolio’s performance was comparable to that of the benchmark for the three-year and since inception periods ended on that date.

EQ/GAMCO Mergers and Acquisitions Portfolio. The Board considered that the Portfolio’s performance was in the third quartile relative to its Lipper peer group for the one-year period ended May 31, 2010, but was in the first and second quartiles, respectively, for the three- and five-year periods ended on that date. The Board also considered that the Portfolio had underperformed its benchmark for the one-year and since inception periods ended April 30, 2010, but had outperformed its benchmark for the three- and five-year periods ended on that date.

EQ/GAMCO Small Company Value Portfolio. The Board considered that the Portfolio’s performance was in the first quartile relative to its Lipper peer group for the one-, three-, five- and ten-year periods ended May 31, 2010. The Board also considered that the Portfolio had underperformed its benchmark for the one-year period ended April 30, 2010, but had outperformed its benchmark for the three-, five- and ten-year periods ended on that date.

EQ/International Growth Portfolio. The Board considered that the Portfolio’s performance was in the third quartile relative to its Lipper peer group for the ten-year period ended May 31, 2010, but that its performance history for more recent periods was favorable with the Portfolio ranking in the first quartile relative to its peer group for the three- and five-year periods ended on that date and the second quartile for the one-year period ended on that date. The Board also considered that the Portfolio had underperformed its benchmark for the one- and ten-year periods ended April 30, 2010, but had outperformed its benchmark for the three- and five-year periods ended on that date.

EQ/JPMorgan Value Opportunities Portfolio. The Board considered that, although the Portfolio’s performance was in the third quartile for the three-year period ended May 31, 2010, it was in the first quartile relative to its Lipper peer group for the one-year period ended on that date and the second quartile for the five-year period ended on that date. The Board also noted that, although the Portfolio had underperformed its benchmark for the ten-year period ended April 30, 2010, its more recent results relative to the benchmark were favorable in that the Portfolio had outperformed its benchmark for the one-, three- and five-year periods ended on that date.

EQ/Lord Abbett Growth and Income Portfolio. The Board considered that the Portfolio’s performance was in the third quartile relative to its Lipper peer group for the three- and five-year periods ended May 31, 2010, but that the Portfolio’s performance had shown recent improvement relative to its peer group and ranked in the first quartile for the one-year period ended on that date. The Board also considered that, although the Portfolio had underperformed its benchmark for the one-year and since inception periods ended April 30, 2010, the Portfolio had outperformed its benchmark for the three-year period ended on that date and had performed comparably to its benchmark for the five-year period ended on that date.

EQ/Lord Abbett Large Cap Core Portfolio. The Board considered that the Portfolio’s performance was in the fourth quartile relative to its Lipper peer group for the one-year period ended May 31, 2010, but was favorable over the longer-term with the Portfolio’s performance ranking in the first quartile relative to its peer group for the three- and five-year periods ended on that date. Similarly, the Board noted that, although the Portfolio underperformed its benchmark for the one-year period ended April 30, 2010, its longer-term performance relative to its benchmark was favorable in that the Portfolio had outperformed its benchmark for the three-year, five-year and since inception periods ended on that date.

EQ/Money Market Portfolio. The Board considered that the Portfolio’s performance was in the first quartile relative to its Lipper peer group for the one-, five- and ten-year periods ended May 31, 2010 and the second quartile for the three-year period ended on that date. The Board also considered that the Portfolio outperformed its benchmark for the one-, three- and five-year periods ended April 30, 2010 and performed comparably to its benchmark for the ten-year period ended on that date.

EQ/Montag & Caldwell Growth Portfolio. The Board considered that, although the Portfolio’s performance was in the fourth quartile relative to its Lipper peer group for the one-year period ended May 31, 2010, the Portfolio’s performance over longer time periods was favorable and ranked in the first quartile relative to its peer group for the three- and five-year periods ended on that date. Similarly, the Board noted that, while the Portfolio underperformed its benchmark for the one-year period ended April 30, 2010, its long-term performance relative to the benchmark was favorable in that it outperformed the benchmark for the three-, five- and ten-year periods ended on that date.

EQ/Morgan Stanley Mid Cap Growth Portfolio. The Board considered that the Portfolio’s performance was in the first quartile relative to its Lipper peer group for the one-, three- and five-year periods ended May 31, 2010. In addition, the Board noted that the Portfolio outperformed its benchmark for the one-, three- and five-year periods ended April 30, 2010.

EQ/Oppenheimer Global Portfolio. The Board considered that the Portfolio’s performance was in the third quartile relative to its Lipper peer group for the one- and three-year periods ended May 31, 2010, but that Portfolio’s performance relative to its benchmark was favorable in that the Portfolio had outperformed its benchmark for the one-year, three-year and since inception periods ended April 30, 2010.

EQ/PIMCO Ultra Short Bond Portfolio. The Board considered that the Portfolio had modified its investment strategy and changed its benchmark in May 2009. The Board primarily considered the performance of the Portfolio since that time and noted that the Portfolio’s performance was in the fourth quartile relative to its Lipper peer group for the one-year period ended May 31, 2010, but that the Portfolio had outperformed its benchmark for the one-year period ended April 30, 2010.

EQ/T. Rowe Price Growth Stock Portfolio. The Board considered that the Portfolio’s current Adviser had been appointed to advise the Portfolio in July 2007 and that the Portfolio’s performance had improved since that time. In particular, the Board considered that, although the Portfolio’s performance ranked in the third quartile relative to its Lipper peer group for the three-year period ended May 31, 2007, the Portfolio’s performance ranked in the first quartile for the one-year period ended on that date. Similarly, the Board considered that, although the Portfolio had underperformed its benchmark for the three-, five- and ten-year periods ended April 30, 2010, the Portfolio had outperformed its benchmark for the more recent one-year period ended on that date.

EQ/UBS Growth and Income Portfolio. The Board considered that the Portfolio’s performance was in the third or fourth quartile relative to its Lipper peer group for the three-, five- and ten-year periods ended May 31, 2010, and that the Portfolio had underperformed its benchmark for the three- and five- year periods ended April 30, 2010. The Board noted, however, that the Portfolio’s historical performance generally had been favorable over the long-term, that there had not been any significant changes in the portfolio management team or approach, and that the Portfolio’s more recent performance relative to its peer group had shown improvement and was in the second quartile relative to its peer group for the one-year period ended May 31, 2010. The Board also noted that the Portfolio had performed comparably to its benchmark for the one- and ten-year periods ended April 30, 2010.

EQ/Van Kampen Comstock Portfolio. The Board considered that the Portfolio had underperformed its benchmark for the five-year period ended April 30, 2010, but had shown improvement over more recent time periods, outperforming its benchmark for the three-year period ended on that date and performing comparably to its benchmark for the one-year period ended on that date. Similarly, the Board considered that, although the Portfolio’s performance was in the third quartile relative to its Lipper peer group for the five-year period ended May 31, 2010, it ranked in the first quartile for the one-year period ended on that date and the second quartile for the three-year period ended on that date.

EQ/Wells Fargo Advantage Omega Growth Portfolio. The Board considered that the Portfolio’s performance was in the third quartile relative to its Lipper peer group for the one-year period ended May 31, 2010, but was favorable over longer time periods and ranked in the first quartile for the three-year period ended on that date and the second quartile for the five-year period ended on that date. Similarly, the Board considered that, although the Portfolio underperformed its benchmark for the one-year period ended April 30, 2010, it had outperformed its benchmark for the three-, five- and ten-year periods ended on that date.

Based on its review and the explanations and undertakings provided by the Manager regarding the performance of each Portfolio and the performance results and other actions described below, the Board determined, with respect to each Portfolio, that the Portfolio and its shareholders would benefit from the Manager’s continued management of the Portfolio.

Comparative Expenses. The Board also reviewed a comparative analysis of the contractual and net management fees and expense ratios of each Portfolio compared with those of peer funds selected by Lipper as constituting the Portfolio’s appropriate Lipper expense group. Lipper provides information on each Portfolio’s contractual investment management fee in comparison with the contractual investment management fee that would have been charged by other funds within its Lipper expense group assuming they were similar in size to the Portfolio, as well as the actual management fee and expense ratios of the Portfolio in comparison with those of other funds in its expense group. The Lipper investment management fee analysis includes within such fee any separate administrative fees. The Lipper expense data was based upon historical information taken from each Portfolio’s annual report for the period ended December 31, 2009, and the Lipper expense ratios are shown for Class IA and Class IB shares of the relevant Portfolio. While recognizing the limitations inherent in Lipper’s methodology and that current expense ratios may increase as assets decline, the Board believed that the independent analysis conducted by Lipper remained a useful measure of comparative expenses. In reviewing the comparative expense information, the Board also considered each Portfolio’s investment management fee and, where applicable, investment advisory fees, in light of the nature, quality and extent of the services provided by the Manager and Adviser(s). The Board also considered that disclosure of all fees and expenses of each Portfolio is explicit to potential and current shareholders.

Funds-of-Funds Portfolios. The Board considered that the contractual management fee and total expense ratios (excluding fees and expenses of other investment companies in which the Portfolio invests) for the EQ/International ETF Portfolio were below the medians for the Portfolio’s Lipper peer group. The Board also considered that the contractual management fees for the All Asset Allocation, EQ/Franklin Templeton Allocation and Strategic Allocation Portfolios were above the medians for their respective Lipper peer groups and that the total expense ratios (excluding fees and expenses of other investment companies in which the Portfolios invest) of these Portfolios’ Class IB shares were higher than the medians for their respective Lipper peer groups. The Board noted, however, that the Manager had agreed to make payments or waive all or a portion of its management, administration and other fees so that each Portfolio’s total expense ratios do not exceed certain levels as set forth in its prospectus, and that as a result of these arrangements, the actual management fees for the All Asset Allocation and Strategic Allocation Portfolios were below the medians for their respective Lipper peer groups and, where applicable, that the total expense ratios (excluding fees and expenses of other investment companies in which the Portfolios invest) of these Portfolios’ Class IA shares were approximately equal to or lower than the medians for their respective Lipper peer groups. With respect to the EQ/Franklin Templeton Allocation Portfolio, the Board further noted that, after taking into account the expense limitation arrangement, the Portfolio’s actual management fee was within 6 basis points of the median management fee for the Portfolio’s Lipper peer group. Based on its review, the Board determined that the Manager’s management fee for each fund-of-funds Portfolio is fair and reasonable.

AXA Tactical Manager Portfolios. The Board considered that the contractual management fee for each AXA Tactical Manager Portfolio was below the median for the Portfolio’s Lipper peer group. The Board also considered that the total expense ratio for the Class IA shares of each AXA Tactical Manager Portfolio and the Class IB shares of the AXA Tactical Manager 2000 Portfolio-I and the AXA Tactical Manager International Portfolio-I was below the median for the Portfolio’s Lipper peer group, and that the total expense ratio for the Class IB shares of each of the AXA Tactical Manager 500 Portfolio-I and AXA Tactical Manager 400 Portfolio-I was above the median. In addition, the Board noted that the Manager had agreed to make payments or waive all or a portion of its management, administration and other fees so that the total expense ratios for each of these Portfolios did not exceed certain levels as set forth in the prospectus. The Board further considered that, after extensive discussions during the meeting and at executive sessions during the meeting, the Manager had agreed, effective August 1, 2010, to add breakpoints to the contractual management and administration fee schedules for each of these Portfolios that would reduce the level of such fees as the assets of the Portfolios increase above certain levels, and to reduce the flat administration fee for each Portfolio and each portion thereof. The Board also examined the advisory fee paid to each Adviser with respect to each Portfolio in light of fees paid by similar portfolios advised by each Adviser. Based on its review, the Board determined, with respect to each AXA Tactical Manager Portfolio, that the Manager’s management fee and the relevant Advisers’ advisory fees are fair and reasonable.

Index Portfolios. The Board considered that the contractual management fees for the EQ/Common Stock Index, EQ/Core Bond Index, EQ/Intermediate Government Bond Index, EQ/Large Cap Growth Index, EQ/Large Cap Value Index, EQ/Mid Cap Index and EQ/Small Company Index Portfolios were below the medians for their respective Lipper peer groups. The Board also considered that the total expense ratios for the Class IA and Class IB shares of these Portfolios were below the medians relative to their respective Lipper peer groups (except for the total expense ratio of the Class IB shares of the EQ/Core Bond Index Portfolio, which was the same as the median, and the total expense ratio of the Class IB shares of the EQ/Intermediate Government Index Portfolio, which was above the median). With respect to the EQ/Equity 500 Index Portfolio, the Board considered that the contractual management fee for the Portfolio was above the median for the Portfolio’s Lipper peer group, but that the contractual management fee was within 9 basis points of the median contractual management fee for the Portfolio’s Lipper peer group and that the total expense ratio for the Class IA shares of the Portfolio was below the median relative to the Portfolio’s Lipper peer group. The Board also examined the advisory fee paid to each Adviser with respect to each Portfolio in light of fees paid by similar portfolios advised by the Adviser. Based on its review, the Board determined, with respect to each index Portfolio, that the Manager’s management fee and the relevant Adviser’s advisory fee is fair and reasonable.

PLUS Portfolios. The Board considered that the contractual management fees for the EQ/Equity Growth PLUS, EQ/International Core PLUS, EQ/Large Cap Core PLUS, EQ/Large Cap Growth PLUS, EQ/Large Cap Value PLUS and EQ/Mid Cap Value PLUS Portfolios were below the medians relative to their respective Lipper peer groups. The Board also considered that the total expense ratios (excluding fees and expenses of other investment companies in which the Portfolios invest) for these Portfolios’ Class IA shares were lower than the medians relative to their respective Lipper peer groups and that the total expense ratios for the Class IB shares were higher than the medians relative to their respective Lipper peer groups. In addition, the Board noted that the Manager had agreed to make payments or waive all or a portion of its management, administration and other fees so that the total expense ratios for each of these Portfolios did not exceed certain levels as set forth in the prospectus.

With respect to the EQ/Global Bond PLUS and EQ/Quality Bond PLUS Portfolios, the Board considered that the contractual management fees were above the medians for their respective Lipper peer groups, but that the total expense ratios for the Class IA shares of these Portfolios, which in each case represented the majority of the assets in each Portfolio, were below the median expense ratios for their respective Lipper peer groups and that the contractual management fee for the EQ/Quality Bond PLUS Portfolio was within 5 basis points of the median contractual management fee for its Lipper peer group.

The Board further considered that the management fee schedule for each PLUS Portfolio includes breakpoints so that the fee is reduced as the assets of the Portfolio increase. The Board also considered that, after extensive discussions during the meeting and at executive sessions during the meeting, the Manager had agreed, effective August 1, 2010, to add breakpoints to the contractual administration fee schedule for each of the PLUS Portfolios that would reduce the expense ratios for each Portfolio as assets increase above certain levels, and to reduce the flat administration fee for each Portfolio and each portion thereof. The Board also examined the advisory fee paid to each Adviser with respect to each Portfolio in light of fees paid by similar portfolios advised by the Adviser. Based on its review, the Board determined, with respect to each PLUS Portfolio, that the Manager’s management fee and the relevant Advisers’ advisory fees are fair and reasonable.

PACTIVE Portfolios. The Board considered that the contractual management fees for the EQ/AXA Franklin Small Cap Value Core, EQ/Franklin Core Balanced, EQ/Global Multi-Sector Equity, EQ/Mutual Large Cap Equity and EQ/Templeton Global Equity Portfolios were above the medians for the Portfolios’ respective Lipper peer groups. The Board noted, however, that the contractual management fee for the EQ/AXA Franklin Small Cap Value Core Portfolio was within 2 basis points of the median contractual management fee for the Portfolio’s Lipper peer group. In addition, the Board considered that the total expense ratios for each Portfolio’s Class IA and Class IB shares were below and above the median, respectively, relative to the Portfolio’s Lipper peer group (except for the total expense ratios for the Class IA shares of the EQ/Franklin Core Balanced and EQ/Mutual Large Cap Equity Portfolios, which were above the medians). The Board noted, however, that the total expense ratios for the Class IA shares of the EQ/Franklin Core Balanced and EQ/Mutual Large Cap Equity Portfolios were within two basis points of the median total expense ratios for their respective Lipper peer groups.

The Board considered that although the management fees and Class IB total expense ratios for these Portfolios generally were higher than the medians for their respective peer groups, the management fee schedule for each Portfolio includes breakpoints so that the fee is reduced as the assets of the Portfolio increase above certain levels. The Board noted that any such reduction in a Portfolio’s management fee would result in corresponding reductions in the Portfolio’s total expense ratios. The Board also considered that the Manager had implemented expense limitation arrangements for the EQ/AXA Franklin Small Cap Value Core, EQ/Franklin Core Balanced, EQ/Mutual Large Cap Equity and EQ/Templeton Global Equity Portfolios by agreeing to make payments or waive all or a portion of its management, administration and other fees so that the total expense ratios for these Portfolios do not exceed certain levels as set forth in the prospectus. The Board further noted that, after extensive discussions during the meeting and at executive sessions during the meeting, the Manager had agreed, effective August 1, 2010, to add breakpoints to the contractual administration fee schedule for each of the Portfolios that would reduce the expense ratios of the Portfolios as assets increase above certain levels, and to reduce the flat administration fee for each of the Portfolios and each portion thereof. The Board also examined the advisory fee paid to each Adviser with respect to each Portfolio in light of fees paid by similar portfolios advised by each Adviser. Based on its review, the Board determined, with respect to each PACTIVE Portfolio, that the Manager’s management fee and the relevant Adviser’s advisory fee is fair and reasonable.

Actively-Managed, Single Adviser Portfolios. The Board considered that the contractual management fees for the EQ/AllianceBernstein Small Cap Growth, EQ/BlackRock Basic Value Equity and EQ/JPMorgan Value Opportunities Portfolios were below the medians for the Portfolios’ respective Lipper peer groups. The Board also considered that the contractual management fee for each of the following Portfolios was above, but within 9 basis points of, the median for the Portfolio’s respective Lipper peer group: EQ/AllianceBernstein International, EQ/Calvert Socially Responsible, EQ/Capital Guardian Growth, EQ/Capital Guardian Research, EQ/GAMCO Small Company Value, EQ/International Growth, EQ/Lord Abbett Growth and Income, EQ/Lord Abbett Large Cap Core, EQ/Money Market, EQ/Morgan Stanley Mid Cap Growth, EQ/Van Kampen Comstock and EQ/Wells Fargo Advantage Omega Growth Portfolios.

The Board also considered that the contractual management fees for the EQ/BlackRock International Value, EQ/Boston Advisors Equity Income, EQ/Davis New York Venture, EQ/GAMCO Mergers and Acquisitions, EQ/Montag & Caldwell Growth, EQ/Oppenheimer Global, EQ/PIMCO Ultra Short Bond, EQ/T. Rowe Price Growth Stock and EQ/UBS Growth and Income Portfolios were above the medians for the Portfolios’ respective Lipper peer groups. The Board noted, however, that the Manager had agreed to make payments or waive all or a portion of its management, administration and other fees so that the total expense ratios of certain Portfolios, including these Portfolios (except the EQ/Davis New York Venture and EQ/GAMCO Mergers and Acquisitions Portfolios), do not exceed certain levels as set forth in the prospectus. The Board further noted that, as a result of these expense limitation arrangements, the actual management fee for each of the EQ/Boston Advisors Equity Income, EQ/Oppenheimer Global and EQ/UBS Growth and Income Portfolios was lower than its contractual management fee and, with respect to each of the EQ/Boston Advisors Equity Income and EQ/UBS Growth and Income Portfolios, the actual management fee was within 8 basis points of the median actual management fee for its respective Lipper peer group.

In addition, the Board considered that the total expense ratios for each Portfolio’s Class IA (where applicable) and Class IB shares were below and above the median, respectively, relative to the Portfolio’s Lipper peer group (except for the total expense ratio for the EQ/Money Market Portfolio’s Class IA shares, which was the same as the median, and the total expense ratios for the Class IA shares of the EQ/Davis New York Venture, EQ/Oppenheimer

Global, EQ/PIMCO Ultra Short Bond and EQ/T. Rowe Price Growth Stock Portfolios, which were above the medians). The Board noted, however, that the total expense ratios for the Class IA shares of the EQ/Davis New York Venture, EQ/PIMCO Ultra Short Bond and EQ/T. Rowe Price Growth Stock Portfolios were within five basis points of the median total expense ratios for their respective Lipper peer groups. The Board considered that although the management fees and Class IB total expense ratios for these Portfolios generally were higher than the median for their respective peer group, the management fee schedule for each Portfolio includes breakpoints so that the fee is reduced as the assets of the Portfolio increase above certain levels. The Board noted that any such reduction in the Portfolio’s management fee would result in corresponding reductions in the Portfolio’s total expense ratios. The Board also examined the advisory fee paid to each Adviser with respect to each Portfolio in light of fees paid by similar portfolios advised by each Adviser. Based on its review, the Board determined, with respect to each actively-managed, single Adviser Portfolio, that the Manager’s management fee and the relevant Adviser’s advisory fee is fair and reasonable.

Profitability and Costs. The Board also considered the level of profits realized by the Manager and its affiliates in connection with the operation of each Portfolio. In this respect, the Board reviewed profitability information setting forth the overall profitability of the Trust to the Manager and its affiliates, as well as the Manager’s and its affiliate’s profits in providing management and other services to each of the individual Portfolios during the 12-month period ended December 31, 2009, which was the most recent fiscal year for the Manager.

In reviewing the analysis, attention was given to the methodology followed in allocating costs to each Portfolio, it being recognized that allocation methodologies are inherently subjective and various allocation methodologies may each be reasonable while producing different results. In this respect, the Board noted that, while being continuously refined and reflecting changes in the Manager’s own cost accounting and other appropriate adjustments, the cost allocation methodology was consistent with that followed in profitability report presentations for the Portfolios made in prior years. In reviewing and discussing such analysis, the Manager discussed with the Board its belief that costs incurred in establishing the infrastructure necessary for the type of mutual fund operations conducted by the Manager and its affiliates may not be fully reflected in the expenses allocated to each Portfolio in determining its profitability, as well as the fact that the level of profits, to a certain extent, reflected operational cost savings and efficiencies initiated by management. The Board also took into account management’s ongoing costs and expenditures in providing and improving services for the Portfolios, as well as the need to meet additional regulatory and compliance requirements resulting from recently adopted SEC rules and other regulatory requirements. In addition, the Board considered information prepared by management comparing the profitability of the Manager on an overall basis as compared to other publicly held managers, broken down to show profitability from management operations exclusive of distribution expenses and profitability including distribution expenses.

The Board also considered the extent to which the Manager and its affiliates might derive ancillary benefits from Portfolio operations, including the following. The Board noted that the Manager also serves as the administrator for the Portfolios, receiving compensation for acting in this capacity. In addition, the Board recognized that AllianceBernstein, an affiliate of the Manager, serves as an Adviser to certain Portfolios and receives advisory fees that are paid by the Manager out of the fees that it earns from those Portfolios. The Board also recognized that AXA Advisors, LLC and AXA Distributors, LLC, which also are affiliated with the Manager, serve as the underwriters for the Trust and receive payments pursuant to Rule 12b-1 plans from the Portfolios with respect to their Class IB shares to compensate them for providing shareholder services and selling activities, which could lead to growth in the Trust’s assets and corresponding benefits from such growth, including economies of scale. Further, the Board considered that Sanford C. Bernstein & Co., LLC, a registered broker-dealer, is an affiliate of the Manager and from time to time may receive brokerage commissions from the Portfolios in connection with the purchase and sale of portfolio securities, provided, however, that those transactions, among other things, must be consistent with seeking best execution. The Board also recognized that the All Asset Allocation Portfolio, the EQ/Franklin Templeton Allocation Portfolio and the Strategic Allocation Portfolios invest in other portfolios managed by the Manager and advised by Advisers that may be affiliated with the Manager and that these underlying portfolios pay management and administration fees to the Manager, who may in certain cases pay advisory fees to an affiliated Adviser, and pay distribution fees to the Manager’s distribution affiliates. The Board also noted that the Manager, as the depositor of insurance company separate accounts investing in the Portfolios, receives certain significant tax benefits associated with such investments as well as other potential benefits. The Board also considered that the Portfolios are offered as investment options through variable insurance contracts offered and sold by the Manager and its affiliates and that the performance of each Portfolio may impact, positively or negatively, the Manager’s ability to hedge the risks associated with guarantees that the Manager and its affiliates provide as the issuers of such contracts. Based on its consideration of the factors above, the Board determined that the level of profits realized by the Manager and its affiliates from providing services to each Portfolio was not excessive in view of the nature, quality and extent of services provided.

The Manager advised the Board that it does not regard Adviser profitability as meaningful to an evaluation of the Advisory Agreements with the Advisers because the willingness of the Advisers to serve in such capacity depends primarily upon arm’s-length negotiations with the Manager, the Manager generally is aware of the fees charged by the Advisers to other clients, and the Manager believes that the fees agreed upon with the Advisers are reasonable in light of the quality of investment advisory services rendered. The Board accepted the Manager’s explanations in light of the Board’s findings as to the reasonableness of the aggregate investment advisory fees paid by each Portfolio and the fact that each Adviser’s fee is paid by the Manager and not the Portfolio. However, in its consideration of the Advisory Agreements, the Board noted, among other things, that each Adviser may derive ancillary benefits from Portfolio operations. For example, each Adviser, through its position as an Adviser to its Portfolio(s), may engage in soft dollar transactions. The Board received information regarding each Adviser’s procedures for executing portfolio transactions for the allocated portion(s) of the Portfolio(s) it advises and each Adviser’s policies and procedures for the selection of brokers and dealers and obtaining research from those brokers and dealers. In addition, the Board considered that each Adviser may be affiliated with registered broker-dealers who may, from time to time, receive brokerage commissions from the Portfolios in connection with the purchase and sale of portfolio securities; provided, however, that those transactions, among other things, must be consistent with seeking best execution. The Board also recognized that affiliates of the Advisers may sell, and earn sales commissions and/or other compensation with respect to, insurance products issued by the Manager or its affiliates and that the proceeds of those sales may be invested in the Portfolios.

Economies of Scale. The Board also considered whether economies of scale are realized by the Manager as the Portfolios grow larger and the extent to which this is reflected in the level of management fees charged. While recognizing that any precise determination is inherently subject to assumptions and subjective assessments, the Board considered that any economies of scale or efficiencies may be shared with certain Portfolios and their shareholders through management and/or administration fee breakpoints so that as the Portfolios grow in size, their effective fee rates decline. The Board also noted that, although the management and administration fees for some Portfolios do not include breakpoints, the Manager was subsidizing certain Portfolios’ expenses by making payments or waiving all or a portion of its management, administration and other fees so that such Portfolios’ total expense ratios did not exceed certain levels as set forth in the prospectus. In addition, the Board considered that, after extensive discussions with the Manager during the meeting and at executive sessions during the meeting, the Manager had agreed to implement, effective August 1, 2010, additional breakpoints in certain management and administration fee schedules for the Portfolios, as described above. Thus, the Board concluded that there was a reasonable sharing of any economies of scale or efficiencies under the management and advisory fee schedules at the present time.

ADDITIONAL APPROVAL

At subsequent meetings held on September 29-30, 2010 and December 7-8, 2010, respectively, the Board, including the Independent Trustees, unanimously approved (i) a Management Agreement between the Trust and the Manager with respect to the EQ/AllianceBernstein Dynamic Wealth Strategies Portfolio (the “New Portfolio”), (ii) an Advisory Agreement between the Manager and AllianceBernstein with respect to the New Portfolio, (iii) an Advisory Agreement between the Manager and BlackRock with respect to the EQ/BlackRock International Value Portfolio (the “International Value Portfolio”), and (iv) an Advisory Agreement between the Manager and Northern Cross LLC (“Northern Cross”) with respect to the International Value Portfolio.

In reaching its decision to approve each Agreement, the Board considered the overall fairness of the Agreement and whether the Agreement was in the best interests of the affected Portfolio. The Board further considered factors it deemed relevant with respect to each Portfolio, including, as applicable: (1) the nature, quality and extent of the services to be provided to the Portfolio by the Manager, the Adviser and their respective affiliates; (2) with respect to the International Value Portfolio, composite performance information for the Adviser’s comparable accounts as compared to a benchmark or, with respect to the New Portfolio, performance information for the investment strategy to be utilized by the New Portfolio; (3) the level of the proposed management and subadvisory fees and estimated expense ratios; (4) economies of scale that may be realized by the Portfolio; (5) the costs of the services to be provided and profits to be realized by the Manager and its affiliates from their relationship with the Portfolio; and (6) the “fall out” benefits to be realized by the Manager, the Adviser and their respective affiliates (i.e., any direct or indirect benefits to be derived by the Manager, the Adviser and their respective affiliates from their relationships with the Trust). In considering each Agreement, the Board did not identify any single factor or information as all-important or controlling and each Trustee may have attributed different weight to each factor.

In connection with its deliberations, the Board took into account information prepared in connection with the approval process, including memoranda and other materials prepared by the Manager and the Advisers. As applicable, these materials described, among other things, the services to be provided by the Manager and the Advisers as well as the Advisers’ investment personnel, proposed management and advisory fees, performance information and other matters. Information regarding the Manager, each Adviser and each Agreement was provided to the Trustees prior to and at the relevant meeting. During the relevant meeting, the Trustees discussed the information provided and the Independent Trustees also met in executive session during the relevant meeting to review this information. The Independent Trustees were assisted by independent counsel during these meetings and during their deliberations regarding the Agreements, and also received materials discussing the legal standards applicable to their consideration of the Agreements. In approving the relevant Agreement(s) with respect to each Portfolio, the Board, including the Independent Trustees, determined that the proposed fee structure was fair and reasonable and that approval of the Agreement(s) was in the best interests of the Portfolio. While attention was given to all information furnished, the following discusses in more detail some of the primary factors relevant to the Board’s decision.

Nature, Quality and Extent of Services. The Board evaluated the nature, quality and extent of the overall services to be provided to the Portfolios by the Manager and the Advisers under the Agreements being considered. In addition to the investment performance information discussed later, the Board considered the responsibilities of the Manager and each Adviser and the Manager’s and each Adviser’s experience in serving as an investment adviser for other Portfolios of the Trust and for portfolios similar to the Portfolio it would advise. In its consideration of the Management Agreement with respect to the New Portfolio, the Board considered that the Manager would be responsible for the search, selection and monitoring of the Adviser to the New Portfolio, oversight of the selection of the Adviser’s investments for the New Portfolio, oversight of compliance with the New Portfolio’s investment objective and policies, as well as oversight of the New Portfolio’s compliance with applicable law, review of brokerage matters and implementation of Board directives as they relate to the New Portfolio. In addition, the Board reviewed information regarding the Manager’s process for selecting and monitoring the Adviser for the New Portfolio. The Board also took into account the administrative, shareholder servicing and distribution services to be provided to the New Portfolio by the Manager and its affiliates. Based on its review, the Board determined that the nature, quality and extent of the management services to be provided by the Manager were appropriate for the New Portfolio in light of its investment objective and, thus, supported a decision to approve the Management Agreement with respect to the New Portfolio.

With respect to the Advisers, the Board considered that each Adviser would be responsible for (i) making investment decisions on behalf of the Portfolio (or portion thereof) it advises, (ii) placing all orders for the purchase and sale of investments for the Portfolio (or portion thereof) it advises with brokers or dealers, and (iii) performing related administrative functions. The Board also considered, among other things, information regarding each Adviser’s investment process, the qualifications and background of each portfolio manager of each Adviser who would provide services to the Portfolios, and each Adviser’s best execution trading policies. Based on its review, the Board determined that the nature, quality and extent of the advisory services to be provided by each Adviser were appropriate for the relevant Portfolio in light of its investment objective and, thus, supported a decision to approve the relevant Advisory Agreement.

Performance. With respect to the International Value Portfolio, the Board received and reviewed composite performance data for each Adviser’s comparable accounts as compared to an appropriate benchmark and noted that, on an annual basis, such performance was comparable to that of the benchmark. The Board also considered each Adviser’s expertise, resources and proposed methodology for advising the Portfolio, noting that, with respect to BlackRock, the Adviser employed a similar strategy for a number of other Portfolios of the Trust and, with respect to Northern Cross, the Adviser specialized in a large-cap, international equity strategy. Based on its review, the Board determined that each Adviser’s composite performance data for comparable accounts supported approval of the relevant Advisory Agreements.

With respect to the New Portfolio, the Board received and reviewed hypothetical performance data regarding the investment strategy for the New Portfolio over long- and short-term periods, and noted that the New Portfolio’s investment strategy was newly created and specifically customized for the New Portfolio. The Board also considered the Adviser’s expertise, resources and proposed methodology for advising the New Portfolio, noting that the portfolio management team that would manage the New Portfolio is composed of senior investment professionals across each of the Adviser’s investment disciplines. In general, the Board considered long-term performance to be more important in its evaluation than short-term performance. Based on its review, the Board determined that the Adviser’s hypothetical performance data regarding the investment strategy for the New Portfolio supported approval of the relevant Agreements.

Fees. The Board considered the proposed management fee for the Manager with respect to the New Portfolio and the proposed advisory fee for each Adviser in light of the nature, quality and extent of the services to be provided by the Manager or the Adviser, as applicable. With respect to the Management Agreement for the New Portfolio, the Board considered the proposed management fee schedule to be paid under the Management Agreement and noted that the fee schedule includes breakpoints that would reduce the fee as the assets of the New Portfolio increase. The Board noted that any such reduction in the New Portfolio’s management fee would result in a corresponding reduction in the New Portfolio’s total expense ratios. The Board further considered that the Manager had agreed to make payments or waive all or a portion of its management, administration and other fees to limit the New Portfolio’s total expense ratios to certain levels as set forth in its prospectus. The Board also considered the Manager’s representation that the proposed management fee rate is similar to the fee rates charged to other Portfolios for comparable products and services. The Manager did not provide fee rates for comparable accounts because the investment strategy to be employed on behalf of the New Portfolio is a new strategy and the New Portfolio initially will be the only Portfolio using this strategy. Based on its review, the Board determined that the Manager’s proposed fee rate is fair and reasonable.

With respect to the Advisory Agreements, the Board noted that the Manager, and not the Portfolios, would pay the advisory fees and that the proposed advisory fees were negotiated between the Advisers and the Manager. The Board also noted that the Manager generally is aware of the fees charged by the Advisers to other clients and the Manager believes that the fees agreed upon with the Advisers are reasonable in light of the quality of investment advisory services to be rendered. The Board also noted that each of the proposed advisory fee schedules includes one or more breakpoints. In addition, the Board considered that disclosure of all fees and expenses of the Portfolios are explicit to potential shareholders. Based on its review, the Board determined that each Adviser’s proposed fee rate is fair and reasonable.

Profitability and Costs. With respect to the New Portfolio, the Board also considered the anticipated level of profits to be realized by the Manager in connection with the operation of the New Portfolio. The Manager represented that, until the New Portfolio’s assets realized scale, it would have a low level of profitability, if any. As a result, the Board did not consider the Manager’s profitability to be excessive. With respect to the International Value Portfolio, the Board also considered the estimated impact of the proposed advisory fees on the profitability of the Manager and noted that the advisory fees would reduce the Manager’s profitability with respect to the Portfolio.

The Board also considered the extent to which the Manager and each Adviser may derive ancillary benefits from Portfolio operations, including the following. With respect to the Management Agreement regarding the New Portfolio, the Board noted that the Manager also would serve as the administrator for the New Portfolio, receiving compensation for acting in this capacity. In addition, the Board recognized that AllianceBernstein, the proposed Adviser for the New Portfolio, is an affiliate of the Manager and would receive advisory fees that are paid by the Manager out of the fees that it would earn as Manager to the New Portfolio. The Board also recognized that AXA Advisors, LLC and AXA Distributors, LLC, which also are affiliated with the Manager, serve as the underwriters for the Trust and would receive payments pursuant to a Rule 12b-1 plan from the New Portfolio with respect to its Class IB shares to compensate them for providing shareholder services and selling activities, which could lead to growth in the Trust’s assets and corresponding benefits from such growth, including economies of scale. The Board also noted that the Manager, as the depositor of insurance company separate accounts that may invest in the New Portfolio, would receive certain significant tax benefits associated with such investments.

The Manager advised the Board that it does not regard the Advisers’ profitability as meaningful to an evaluation of the Advisory Agreements with the Advisers because the willingness of the Advisers to serve in such capacity depends primarily upon negotiations with the Manager, the Manager generally is aware of the fees charged by the Advisers to other clients, and the Manager believes that the fees agreed upon with the Advisers are reasonable in light of the fees charged by the Advisers to comparable clients and the quality of investment advisory services to be rendered. The Board accepted the Manager’s explanation in light of the Board’s findings as to the reasonableness of the proposed advisory fees to be paid with respect to the Portfolios and the fact that the Advisers’

fees would be paid by the Manager. However, the Board noted that the Advisers may derive ancillary benefits from the Portfolios’ operations. For example, each Adviser, through its position as an Adviser to its Portfolio, may engage in soft dollar transactions. The Board received information regarding the Advisers’ procedures for executing portfolio transactions for the Portfolios (or portions thereof) and the Advisers’ policies and procedures for the selection of brokers and dealers and obtaining research from those brokers and dealers. In addition, the Board considered that each Adviser may be affiliated with registered broker-dealers, who may, from time to time, receive brokerage commissions from the Portfolios in connection with the purchase and sale of portfolio securities; provided, however, that those transactions, among other things, must be consistent with seeking best execution. The Board also recognized that affiliates of the Advisers may sell, and earn sales commissions and/or other compensation with respect to, insurance products issued by the Manager or its other affiliates and that the proceeds of those sales may be invested in the Portfolios.

Economies of Scale. With respect to the New Portfolio, the Board also considered whether economies of scale would be realized by the Manager as the New Portfolio grows larger and the extent to which this is reflected in the proposed management fee schedule. While recognizing that any precise determination is inherently subject to assumptions and subjective assessments, the Board noted that the New Portfolio and its shareholders would benefit from any economies of scale or efficiencies through management fee breakpoints so that as the New Portfolio grows in size, its effective management fee declines. The Board also considered that the Manager has agreed to make payments or waive all or a portion of its management, administration and other fees so that the New Portfolio’s total expense ratios do not exceed certain levels as set forth in its prospectus. The Board also noted that if the New Portfolio’s assets increase over time, the New Portfolio may realize other economies of scale or efficiencies if assets increase proportionally more than fixed expenses. In connection with its deliberations regarding the Advisory Agreements, the Board examined whether the proposed advisory fee schedules include breakpoints in the fees as the assets of the Portfolios grow. The Board noted that each of the proposed advisory fee schedules includes one or more breakpoints. Thus, the Board concluded that the Portfolios would share in any economies of scale or efficiencies under the proposed fee schedules.

Federal Income Tax Information (Unaudited)

For the year ended December 31, 2010, the percentage of dividends paid that qualify for the 70% dividends received deductions for corporate shareholders, foreign taxes which are expected to be passed through to shareholders for foreign tax credits, gross income derived from sources within foreign countries, and long-term capital gain dividends for the purpose of the dividend paid deduction on its Federal income tax return were as follows:

Portfolios:	70% Dividend Received Deduction	Foreign Taxes	Foreign Source Income	Long Term Capital Gain
All Asset Allocation	45.50%	$—	$—	$4,667,904
AXA Conservative Strategy	3.39	—	—	110,353
AXA Conservative Growth Strategy	6.97	—	—	265,905
AXA Balanced Strategy	10.23	—	—	668,302
AXA Moderate Growth Strategy	13.07	—	—	1,792,294
AXA Growth Strategy	19.59	—	—	1,652,411
EQ/Franklin Templeton Allocation	67.92	—	—	—
EQ/International ETF	0.00	—	—	6,510,655
AXA Tactical Manager 500-I	40.69	—	—	11,147,137
AXA Tactical Manager 400-I	13.04	—	—	1,205,532
AXA Tactical Manager 2000-I	15.74	—	—	5,501,313
AXA Tactical Manager International-I	0.49	202,589	2,705,001	10,814
ATM Core Bond	—	—	—	—
ATM International	0.58	2,947,489	39,713,705	—
ATM Large Cap	31.13	—	—	123,074,307
ATM Mid Cap	13.82	—	—	56,202,618
ATM Small Cap	9.59	—	—	47,293,596
EQ/AllianceBernstein International	—	4,854,807	58,965,961	—
EQ/AllianceBernstein Small Cap Growth	—	—	—	—
EQ/AXA Franklin Small Cap Value Core	100.00	—	—	—
EQ/BlackRock Basic Value Equity	100.00	—	—	—
EQ/BlackRock International Value	0.04	3,123,672	40,204,441	—
EQ/Boston Advisors Equity Income	99.96	—	—	—
EQ/Calvert Socially Responsible	97.79	—	—	—
EQ/Capital Guardian Growth	100.00	—	—	—
EQ/Capital Guardian Research	100.00	—	—	—
EQ/Common Stock Index	100.00	—	—	—
EQ/Core Bond Index	—	—	—	—
EQ/Davis New York Venture	100.00	—	—	—
EQ/Equity 500 Index	100.00	—	—	—
EQ/Equity Growth PLUS	100.00	—	—	—
EQ/Franklin Core Balanced	41.83	—	—	—
EQ/GAMCO Mergers and Acquisitions	9.98	—	—	784,875
EQ/GAMCO Small Company Value	100.00	—	—	—
EQ/Global Bond PLUS	—	—	—	—
EQ/Global Multi-Sector Equity	48.72	—	—	—
EQ/Intermediate Government Bond Index	—	—	—	—
EQ/International Core PLUS	0.45	2,016,030	27,064,263	—
EQ/International Growth	0.02	1,595,219	19,933,515	—
EQ/JPMorgan Value Opportunities	100.00	—	—	—
EQ/Large Cap Core PLUS	100.00	—	—	45,640,924
EQ/Large Cap Growth Index	100.00	—	—	—
EQ/Large Cap Growth PLUS	100.00	—	—	—
EQ/Large Cap Value Index	100.00	—	—	—
EQ/Large Cap Value PLUS	100.00	—	—	—

Portfolios:	70% Dividend Received Deduction	Foreign Taxes	Foreign Source Income	Long Term Capital Gain
EQ/Lord Abbett Growth and Income	100.00%	$—	$—	$—
EQ/Lord Abbett Large Cap Core	100.00	—	—	—
EQ/Mid Cap Index	100.00	—	—	—
EQ/Mid Cap Value PLUS	100.00	—	—	—
EQ/Money Market	—	—	—	—
EQ/Montag & Caldwell Growth	100.00	—	—	—
EQ/Morgan Stanley Mid Cap Growth	100.00	—	—	655,937
EQ/Mutual Large Cap Equity	90.75	—	—	—
EQ/Oppenheimer Global	55.17	340,325	3,620,447	—
EQ/PIMCO Ultra Short Bond	0.62	—	—	—
EQ/Quality Bond PLUS	0.06	—	—	—
EQ/Small Company Index	100.00	—	—	—
EQ/T. Rowe Price Growth Stock	—	—	—	—
EQ/Templeton Global Equity	43.12	—	—	—
EQ/UBS Growth and Income	100.00	—	—	—
EQ/Van Kampen Comstock	100.00	—	—	—
EQ/Wells Fargo Advantage Omega Growth	100.00	—	—	14,509,555

MANAGEMENT OF THE TRUST (UNAUDITED)

The Trust’s Board has the responsibility for the overall management of the Trust and the Portfolios, including general supervision and review of the investment activities and their conformity with Delaware law and the stated policies of the Portfolios. The Board elects the officers of the Trust who are responsible for administering the Trust’s day-to-day operations. The Trustees and officers of the Trust, together with information as to their principal business occupation during the last five years, and other information are shown below.

The Trustees and Officers

Name, Address and Age	Position(s) Held With Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Complex Overseen by Trustee†	Other Directorships Held by Trustee
Interested Trustee
Steven M. Joenk* 1290 Avenue of the Americas, New York, New York 10104 (52)	Trustee, Chairman, President and Chief Executive Officer	Trustee Chairman from September 2004 to present; Chief Executive Officer and President from December 2002 to present.	From September 1999 to present, Senior Vice President of AXA Financial, Inc. and AXA Equitable; since September 2004, President of AXA Equitable’s FMG; since July 2004, Senior Vice President of MONY Life Insurance Company and MONY Life Insurance Company of America: Director of MONY Capital Management, Inc.; Director of MONY Capital Management, Inc.; Director and President, 1740 Advisers, Inc.; Director, Chairman of the Board and President, MONY Asset Management, Inc. and Enterprise Capital Management; since January 2005, MONY Financial Resources of Americas Limited.	88	None

*	Affiliated with the Manager and Distributors.
**	Each Trustee serves until his or her resignation or retirement. Each officer is elected on an annual basis.
†	The registered investment companies in the fund complex include AXA Premier VIP Trust and the Trust.

Name, Address and Age	Position(s) Held With Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Complex Overseen by Trustee†	Other Directorships Held by Trustee
Independent Trustees
Theodossios Athanassiades c/o EQ Advisors Trust 1290 Avenue of the Americas New York, New York 10104 (72)	Trustee	From March 2000 to present	Retired. 1996, Vice- Chairman, Metropolitan Life Insurance Company; From 1993 to 1995, President and Chief Operating Officer Metropolitan Life Insurance Company.	68	From 1994-2006, Director of Atlantic Bank of New York
Jettie M. Edwards c/o EQ Advisors Trust 1290 Avenue of the Americas New York, New York 10104 (64)	Trustee	From March 1997 to present	Retired. From 1986 to 2001, Partner and Consultant, Syrus Associates (business and marketing consulting firm).	68	From 1997 to 2010, Director, Old Mutual Funds II (12 portfolios); from 2008 to 2009, Director, Old Mutual Funds III (13 portfolios).
David W. Fox c/o EQ Advisors Trust 1290 Avenue of the Americas New York, New York 10104 (79)	Lead Independent Trustee	From May 2000 to present	Retired. From 1989 to 2000, Public Governor and from 1996-2000 Chairman of the Chicago Stock Exchange. From 1990-1995, Chairman and Chief Executive Officer, Northern Trust Company.	68	From 2004 to 2009, Director, Miami Corporation; from 1987 to present, Director of USG Corporation.
William M. Kearns, Jr. c/o EQ Advisors Trust 1290 Avenue of the Americas New York, New York 10104 (75)	Trustee	From March 1997 to present	From 1994 to present, President, W.M. Kearns & Co., Inc. (private investment company); from 2002 to present, Chairman and from 1998 to 2002, Vice Chairman, Keefe Managers, Inc. (money management firm)	68	Lead Director from 2008 to present and from 1991 to present, Director, Transistor Devices, Inc. From 1999 to 2010, Advisory Director, Alexander Proudfoot PLC (N.A.) (consulting firm). From 2001 to present, Advisory Director, Gridley & Company LLC. From 2002 to 2009, Director, United States Shipping Partners LLC. From 2005-2009, Lead Director and from 1975-2009, Director, Selective Insurance Group, Inc.
Christopher P.A. Komisarjevsky c/o EQ Advisors Trust 1290 Avenue of the Americas New York, New York 10104 (66)	Trustee	From March 1997 to present	From 2006 to 2007, Senior Counselor for APCO Worldwide (global communications consulting) and a member of its International Advisory Counsel. From 1998 to 2005, President and Chief Executive Officer, Burson- Marsteller Worldwide (public relations). From 1996 to 1998, President and Chief Executive Officer, Burson- Marsteller U.S.A.	68	None

Name, Address and Age	Position(s) Held With Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Complex Overseen by Trustee†	Other Directorships Held by Trustee
Independent Trustees (Continued)
Harvey Rosenthal c/o EQ Advisors Trust 1290 Avenue of the Americas New York, New York 10104 (68)	Trustee	From March 1997 to present	Retired. From 1994 to 1996, President and Chief Operating Officer of Melville Corporation. From 1984-1994 President and Chief Executive Officer of the CVS Division of Melville Corporation.	65	From 1997 to present, Director, LoJack Corporation
Gary S. Schpero c/o EQ Advisors Trust 1290 Avenue of the Americas New York, New York 10104 (57)	Trustee	From May 2000 to present	Retired. Prior to January 1, 2000, Partner of Simpson Thacher & Bartlett (law firm) and Managing Partner of the Investment Management and Investment Company Practice Group.	65	None

*	Affiliated with the Manager and Distributors.
**	Each Trustee serves until his or her resignation or retirement. Each officer is elected on an annual basis.
†	The registered investment companies in the fund complex include AXA Premier VIP Trust and the Trust.

Name, Address and Age	Position(s) Held With Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years
Officers
Steven M. Joenk 1290 Avenue of the Americas, New York, New York 10104 (52)	Trustee, Chairman, President and Chief Executive	Trustee and Chairman from September 2004 to present; Chief Officer	From September 1999 to present, Senior Vice President of AXA Financial, Inc. and AXA Equitable; since September 2004, President of AXA Equitable’s FMG; since July 2004, Senior Vice President of MONY Life Insurance Company and MONY Life Insurance Company of America: Director of MONY Capital Management, Inc.; Director of MONY Capital Management, Inc.; Director and President, 1740 Advisers, Inc.; Director, Chairman of the Board and President, MONY Asset Management, Inc. and Enterprise Capital Management; since January 2005, MONY Financial Resources of Americas Limited.
Patricia Louie, Esq. 1290 Avenue of the Americas, New York, New York 10104 (55)	Vice President, Secretary	From July 1999 to present	From May 2003 to present, Vice President and Associate General Counsel of AXA Equitable.
Brian Walsh 1290 Avenue of the Americas, New York, New York 10104 (43)	Chief Financial Officer and Treasurer	From June 2007 to present	From February 2003 to present, Vice President of AXA Equitable.
Kenneth Kozlowski 1290 Avenue of the Americas, New York, New York 10104 (49)	Vice President	From June 2010 to present

From February 2001 to present, Vice President, AXA Financial; from December 2002 to June 2007, Chief Financial Officer and Treasurer of the Trust. From

July 2004 to June 2007, Director of Enterprise Capital Management, Inc.

Alwi Chan 1290 Avenue of the Americas, New York, New York 10104 (36)	Vice President	From June 2007 to present	From May 2007 to present, Vice President, AXA Financial and AXA Equitable; from November 2005 to May 2007, Assistant Vice President, AXA Equitable.
James Kelly 1290 Avenue of the Americas, New York, New York 10104 (42)	Controller	From June 2007 to present	From September 2008 to present, Vice President of AXA Equitable; from March 2006 to September 2008, Assistant Vice President, AXA Equitable; from July 2005 to February 2006, Assistant Treasurer, Lord Abbett & Co.
Mary E. Cantwell 1290 Avenue of the Americas, New York, New York 10104 (49)	Vice President	From July 1999 to present	From February 2001 to present, Vice President of AXA Financial; from July 2004 to present, a Director of Enterprise Capital Management, Inc.
Carla Byer 1290 Avenue of the Americas, New York, New York 10104 (34)	Assistant Controller	From March 2007 to present	From September 2008 to present, Vice President of AXA Equitable; from February 2004 to September 2008, Assistant Vice President of AXA Equitable.
Roselle Ibanga 1290 Avenue of the Americas, New York, New York 10104 (32)	Assistant Controller	From March 2009 to present	From February 2009 to present, Assistant Vice President of AXA Equitable; from December 2008 to February 2009, Director of AXA Equitable’s FMG; from October 2007 to December 2008, Second Vice President, New York Life Investments Management, LLC; from May 2007 to September 2007, Manager of FMG; from August 2004 to May 2007, Fund Administrator of FMG.
Lisa Perrelli 1290 Avenue of the Americas, New York, New York 10104 (36)	Assistant Controller	From March 2009 to present	From September 2008 to present, Assistant Vice President of AXA Equitable; from February 2008 to September 2008, Director of FMG; from September 2006 to February 2008, Manager of FMG; from November 2002 to September 2006, Fund Administrator of FMG.

Name, Address and Age	Position(s) Held With Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years
Officers (Continued)
William MacGregor 1290 Avenue of the Americas, New York, New York 10104 (35)	Vice President and Assistant Secretary	From September 2006 to present	From May 2008 to present, Vice President and Counsel of AXA Equitable; from May 2007 to May 2008 Assistant Vice President and Counsel of AXA Equitable; from May 2006 to May 2007, Counsel of AXA Equitable; from March 2005 to April 2006, Associate Attorney, Sidley Austin LLP.
Armando Capasso, Esq. 1290 Avenue of the Americas, New York, New York (36)	Vice President and Assistant Secretary	From December 2007 to present	From September 2008 to present, Vice President of AXA Equitable; from September 2007 to September 2008, Counsel of AXA Equitable; from March 2005 to September 2007, Investment Management Associate, Drinker Biddle& Reath, LLP.
Joseph J. Paolo 1290 Avenue of the Americas, New York, New York 10104 (40)	Chief Compliance Officer, Vice President and Anti-Money Laundering (“AML”) Compliance Officer	Chief Compliance Officer from June 2007; Vice President and AML Compliance Officer from November 2005 to Present	From June 2007 to present, Vice President of AXA Equitable and Chief Compliance Officer of AXA Equitable’s FMG; and from August 2005 to June 2007, Vice President of AXA Equitable and Deputy Chief Compliance Officer of AXA Equitable’s FMG.
David Shagawat 1290 Avenue of the Americas, New York, New York 10104 (36)	Assistant AML Compliance Officer	From November 2005 to present	From September 2007 to present, Assistant Vice President and Compliance Risk Manager of AXA Equitable; and from August 2005 to September 2007, Associate Compliance Officer of AXA Equitable.
Paraskevou Charalambous 1290 Avenue of the Americas, New York, New York 10104 (49)	Assistant Secretary	From November 2005 to present	From March 2000 to present, Senior Legal Assistant for AXA Equitable.
Helen Espaillat 1290 Avenue of the Americas, New York, New York 10104 (47)	Assistant Secretary	From March 2009 to present	From July 2004 to present, Senior Legal Assistant for AXA Equitable.

*	Affiliated with the Manager and Distributors.
**	Each Trustee serves until his or her resignation or retirement. Each officer is elected on an annual basis.

PROXY VOTING POLICIES AND PROCEDURES (UNAUDITED)

A description of the policies and procedures that the Portfolios use to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling a toll-free number at 1-888-292-4492 and (ii) on the Securities and Exchange Commission’s website at http://www.sec.gov.

Information regarding how the Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (i) on the Trust’s proxy voting information website at http:// www.axa-equitable.com (go to “About AXA Equitable”: and click on “Proxy Voting”) and (ii) on the Securities and Exchange Commission’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Portfolios file their complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Portfolios’ Forms N-Q are available on the Securities and Exchange Commission’s website at http://www.sec.gov. You may also review and obtain copies at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Item 2.	Code of Ethics.

As of the end of the period covered by this report, the registrant has adopted a “code of ethics,” as defined in Item 2, that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of the registrant’s code of ethics is filed as an exhibit pursuant to Item 12(a)(1).

Item 3.	Audit Committee Financial Expert.

The registrant’s board of trustees has determined that Theodossios Athanassiades serves on its audit committee as an “audit committee financial expert” as defined in Item 3. Mr. Athanassiades is considered to be “independent” for purposes of Item 3(a)(2).

Item 4.	Principal Accountant Fees and Services.

(a) Audit Fees for fiscal year 2010 $2,266,029 and fiscal year 2009 $281,460.

(b) Audit-Related Fees for fiscal year 2010 $193,192 and fiscal year 2009 $190,512.

(c) Tax Fees for fiscal year 2009 $648,412 and fiscal year 2009 $856,532.

Tax fees include amounts related to tax compliance, tax advice and tax planning.

(d) All Other Fees for fiscal year 2010 $0 and fiscal year 2009 $0.

All other fees include amounts related to consultation on technical accounting or regulatory matters.

(e)(1)

The registrant’s audit committee has adopted policies and procedures relating to pre-approval of services performed by the registrant’s principal accountant for the registrant. Audit, audit-related and tax services provided to the registrant on an annual basis require pre-approval by the entire audit committee. In the event that the audit fees exceed the pre-approved estimated amount, the audit committee’s delegate, consisting of the audit committee chair, lead independent trustee, the registrant’s chief executive officer and chief financial officer, acting by at least two of such individuals, has the authority to increase the amount by up to 10% of the pre-approved amount. Any additional amount requires pre-approval by the entire audit committee. The audit committee chair or the lead independent trustee also has the authority to approve de minimis non-audit services (i.e., services in which the fee does not exceed $10,000 per engagement) to be provided by the registrant’s principal accountant for the registrant, provided that each such service is brought to the attention of the audit committee prior to the completion of the audit of the registrant’s financial statements.

(e)(2) None of the services include in (b) – (d) above was approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)	For fiscal year 2010 $6,459,232

For fiscal year 2009 $6,769,296

(h)	The registrant’s audit committee has considered that the provision of non-audit services that were rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Schedule of Investments.

Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable

Item 8.	Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11.	Controls and Disclosures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940”Act)) are effective as of a date within 90 days of the filing of this report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)	The registrant’s certifying officers are not aware of any changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1) The Amended and Restated Code of Ethics for Senior Officers of the Registrant is filed herewith.

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are filed herewith.

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

EQ Advisors Trust

/s/ Steven M. Joenk
Steven M. Joenk
President and Chief Executive Officer
March 4, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ Steven M. Joenk
Steven M. Joenk
Chief Executive Officer
March 4, 2011

/s/ Brian E. Walsh
Brian E. Walsh
Chief Financial Officer
March 4, 2011